UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-04146
--------

JOHN HANCOCK VARIABLE INSURANCE TRUST
---------------------------------------------------------
(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805
-------------------------------------------------------------
(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 601 CONGRESS STREET, BOSTON, MA 02210-2805
------------------------------------------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497
--------------

Date of fiscal year end: 12/31
------

Date of reporting period: 12/31/17
-------

ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared three annual reports to shareholders for the year ended December 31, 2017. The first report applies to 40 of the Registrant’s portfolios, the second report applies to 12 of the Registrant’s portfolios and the third report applies to 5 of the Registrant’s portfolios.

John Hancock Variable Insurance Trust

Annual report—Table of contents

Managers’ commentary and portfolio performance (See below for each portfolio’s page #)	3

Shareholder expense example	44

Summary portfolio of investments (See below for each portfolio’s page #)	50

Statements of assets and liabilities	93

Statements of operations	103

Statements of changes in net assets	113

Financial highlights	120

Notes to financial statements	139

Report of independent registered public accounting firm	185

Special shareholder meeting	186

Trustees and officers information	187

For more information	191

Portfolio	Managers’ commentary and portfolio performance	Summary portfolio of investments
500 Index Trust	4	50
Alpha Opportunities Trust	5	51
American Asset Allocation Trust	6	52
American Global Growth Trust	7	52
American Growth Trust	8	53
American Growth-Income Trust	9	53
American International Trust	10	53
Blue Chip Growth Trust	11	53
Capital Appreciation Trust	12	54
Capital Appreciation Value Trust	13	55
Emerging Markets Value Trust	14	59
Equity Income Trust	15	61
Financial Industries Trust	16	62
Fundamental All Cap Core Trust	17	63
Fundamental Large Cap Value Trust	18	64
Global Trust	19	64
Health Sciences Trust	20	66
International Equity Index Trust	21	67
International Growth Stock Trust	22	69
International Small Company Trust	23	70
International Value Trust	24	71
Lifestyle Aggressive Portfolio	25	72
Lifestyle Balanced Portfolio	26	73
Lifestyle Conservative Portfolio	27	73
Lifestyle Growth Portfolio	28	73
Lifestyle Moderate Portfolio	29	74
Mid Cap Index Trust	30	74
Mid Cap Stock Trust	31	75
Mid Value Trust	32	77
Mutual Shares Trust	33	78
Real Estate Securities Trust	34	79
Science & Technology Trust	35	80
Small Cap Growth Trust	36	81
Small Cap Index Trust	37	82
Small Cap Opportunities Trust	38	83
Small Cap Value Trust	39	84
Small Company Value Trust	40	85
Strategic Equity Allocation Trust	41	86
Total Stock Market Index Trust	42	88
Utilities Trust	43	89

John Hancock Variable Insurance Trust

Managers’ commentary and portfolio performance

Trust performance

In the following pages, we have set forth information regarding the performance of each portfolio of John Hancock Variable Insurance Trust (the trust). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the portfolio, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the portfolio. If these were included, performance would be lower.

Graph—change in value of $10,000 investment and comparative indexes

The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10-year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized blended benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.

Portfolio managers’ commentary

Finally, we have provided portfolio manager commentary regarding each portfolio’s performance during the year ended December 31, 2017. The views expressed are those of the portfolio managers as of December 31, 2017, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the Federal Deposit Insurance Corporation (FDIC), are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust’s prospectus.

Standard & Poor’s, Standard & Poor’s 500, S&P 500, and S&P MidCap 400 Index are trademarks of The McGraw-Hill Companies, Inc. Russell 1000, Russell 2000, Russell 3000, and Russell Midcap are trademarks of Frank Russell Company. Wilshire 5000 is a trademark of Wilshire Associates. MSCI Europe, Australasia, and the Far East, EAFE, and MSCI are trademarks of MSCI. Bloomberg Barclays is a registered trademark of Bloomberg LP. Lipper is a registered trademark of Reuters S.A. None of the trusts is sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in the trust.

500 Index Trust (formerly known as 500 Index Trust B)

Subadvisor: John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
(John Hancock Asset Management (North America))
Portfolio Managers: Brett Hyrb, CFA, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) at the time of investment in (a) as a group, common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that the Subadvisor believes as a group will behave in a manner similar to the S&P 500 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	23.2
Financials	14.4
Health care	13.4
Consumer discretionary	11.9
Industrials	9.9
Consumer staples	8.0
Energy	5.9
Materials	2.9
Utilities	2.8
Real estate	2.8
Telecommunication services	2.0
Short-term investments and other	2.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, 500 Index Trust Series NAV shares returned 21.54% and the S&P 500 Index returned 21.83%.

Environment  ►  The S&P 500 Index (the Index) moved higher during the period, with large-capitalization stocks in the U.S. outperforming both mid- and small-cap stocks. Stocks of companies with low volatility, solid corporate fundamentals, and earnings that remained on track helped drive the market.

After three years where they were relatively flat, earnings of companies in the Index rebounded with the help of a softening U.S. dollar and stronger oil prices. The U.S. stock market pushed higher during the first quarter, extending the cyclical gains that began in 2016. Investors weighed the likelihood of various elements of the Trump administration’s legislative and policy agenda being enacted, with increased levels of uncertainty introduced following the struggles over health care reform in late March.

In the second quarter, most U.S. equity indexes climbed to new highs following strong corporate earnings and improving economic sentiment. Earnings within the Index had grown by double digits (year-over-year), supported in part by the energy sector’s recent return to profitability. Economic data remained supportive as capital expenditures, employment, and industrial production improved. Elevated economic sentiment helped drive information technology sector stocks higher. The health care sector was another major contributor, rising sharply as U.S. lawmakers failed to repeal the Affordable Care Act. An improving global economic outlook also helped increase returns in the consumer staples and industrials sectors, while the financials sector benefited from the rising-rate environment.

The Index hit another record high in the third quarter, helped by strong gains in the information technology sector. Market leaders in the information technology sector continued to make gains, with financials, health care and industrials rounding out the top contributors at the sector level. In the financials sector, performance was broad-based, led by large-cap, money-center banks, with capital markets businesses, asset managers and financial exchange operators also performing well. In the health care sector, solid performance continued in the third quarter as biotechnology and health insurance companies responded favorably to the U.S. government’s earlier failure to repeal the Affordable Care Act. The consumer staples sector declined in the quarter.

The U.S. stock market posted well above-average returns during the final quarter, rising amid strong returns from the information technology, financials, and consumer discretionary sectors, with all other sectors also generating positive returns.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
500 Index Trust Series I2	21.52%	15.45%	8.23%	105.14%	120.48%
500 Index Trust Series II2	21.28%	15.23%	8.12%	103.13%	118.20%
500 Index Trust Series NAV	21.54%	15.50%	8.25%	105.55%	121.01%
S&P 500 Index[3,4]	21.83%	15.79%	8.50%	108.14%	126.03%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Alpha Opportunities Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Kent M. Stahl, CFA, Gregg R. Thomas, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term total return by investing at least 65% of its total assets in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange-traded funds), real estate investment structures (including real estate investment trusts), convertible securities, preferred stock, private placements, convertible preferred stock, rights and warrants. The trust may invest in options on listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or options linked to, emerging market issuers or indexes.

The trust may invest up to 35% of its total assets in the securities of foreign issuers and foreign currency denominated securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	21.1
Information technology	19.7
Industrials	14.5
Consumer discretionary	11.6
Health care	10.4
Consumer staples	5.4
Energy	4.7
Materials	4.4
Real estate	2.6
Utilities	1.7
Telecommunication services	1.6
Short-term investments and other	2.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Alpha Opportunities Trust Series NAV shares returned 17.77% and the Russell 3000 Index returned 21.13%.

Environment  ►  U.S. equities rose for the fourteenth consecutive month, as measured by the S&P 500 Index. Throughout the year, plunging oil prices, heightened political risk, and rate hikes from the U.S. Federal Reserve (Fed) were not enough to derail the eight-year-old market rally. While the persistently low rate of inflation growth has been a concern, the Fed hiked rates three times during the year, raising the benchmark federal funds rate to a range of 1.25% to 1.50% as of year-end. U.S. economic data released during the fourth quarter remained encouraging. Tax reform was a key area of focus, culminating with a tax reform bill signed into law by Donald Trump at the end of December. Positive sentiments were tempered by continued low inflation and suppressed wage growth.

Relative underperformance during the period was driven by weak stock selection within the information technology, health care, and financials sectors. This was partially offset by stronger selection in the materials, consumer discretionary, and consumer staples sectors. Sector allocation, a residual of the bottom-up stock selection process, generally contributed to relative performance during the period due largely to underweights in the energy and telecommunication services sectors.

Top relative detractors included private company Uber Technologies and automotive parts dealer Advance Auto Parts, as well as our underweight to Apple, Inc. Home construction company NVR Corp. was a top relative contributor. Our decision not to own benchmark constituents General Electric Company and Exxon Mobil was also a positive factor. During the period we initiated a new position in telecommunications equipment manufacturer QUALCOMM, Inc., and reduced our position in pharmaceuticals company Bristol Myers Squibb.

At the end of the period, the trust was most overweight the financials, industrials, and materials sectors. The information technology, health care, and real estate sectors were the largest underweights. During the period, we moved from overweight to underweight in information technology, and decreased the underweight to consumer staples.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	Since inception	5-year	Since inception
Alpha Opportunities Trust Series I2	17.73%	12.75%	12.16%	82.20%	188.53%
Alpha Opportunities Trust Series NAV (began 10/7/08)	17.77%	12.79%	12.21%	82.50%	189.73%
Russell 3000 Index[3,4]	21.13%	15.58%	13.14%	106.26%	212.84%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered on June 2, 2009. For periods prior to this date, the performance shown links the performance of the Series NAV shares, which have lower expenses than Series I. Had the performance prior to June 2, 2009 reflected Series I expenses, performance would be lower.

3	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

American Asset Allocation Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Alan N. Berro, J. David Carpenter, David A. Daigle, Jeffrey T. Lager, James R. Mulally, John R. Queen

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The trust invests all of its assets in Class 1 shares of its master fund, Asset Allocation FundSM, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds, and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by a nationally recognized statistical rating organization designated by the master fund’s investment advisor or unrated but determined to be of equivalent quality by the master fund’s investment advisor).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Common stocks	64.3
U.S. Government & Agency obligations	11.6
Corporate bonds	9.0
Collateralized mortgage obligations	5.3
Asset backed securities	0.5
Foreign government obligations	0.2
Municipal bonds	0.1
Short-term investments and other	9.0

*	The weightings represent the holdings of the American Asset Allocation Fund, a series of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, American Asset Allocation Trust Series II shares returned 15.69% and the benchmark, a blend of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, returned 14.21%.

Environment  ►  U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving jobs market provided a boost to the economy. Repeating a common theme, information technology companies advanced, supported by better than expected corporate earnings in the sector. Bonds also advanced, led by high-yield corporates.

Investments in the industrials and information technology sectors contributed the most to the trust’s relative returns. The Boeing Company was additive to returns as the company’s strong earnings beat recent analyst estimates. TSMC, a chip contract manufacturer for Apple, was also additive, as the company beat third-quarter sales and earnings estimates.

Investments in the energy sector detracted from absolute and relative returns. Within the sector, energy exploration and production company Noble Energy, Inc., as well as oil and natural gas services company Weatherford International PLC, detracted from the fund’s returns as both companies reported third-quarter losses.

The master fund’s fixed income holdings advanced due to an overweight position in high-yield corporate bonds. The master fund’s exposure to short interest duration, which reflects its relatively low sensitivity to interest rates compared with the benchmark, also helped.

The portfolio managers continue to evaluate the economic and market-sector implications of the Trump administration’s policy decisions regarding health care, infrastructure, fiscal policy, taxes and trade. The master fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
American Asset Allocation Trust Series I2	15.79%	10.56%	6.50%	65.18%	87.64%
American Asset Allocation Trust Series II	15.69%	10.43%	6.35%	64.22%	85.14%
American Asset Allocation Trust Series III[3]	16.25%	10.96%	6.92%	68.21%	95.28%
S&P 500 Index[4,7]	21.83%	15.79%	8.50%	108.14%	126.03%
Bloomberg Barclays U.S. Aggregate Bond Index[5,7]	3.54%	2.10%	4.01%	10.95%	48.11%
Blended Index[6,7]	14.21%	10.25%	6.98%	62.92%	96.42%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered on April 28, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of American Asset Allocation Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 1 shares of Allocation Fund, a series of American Funds Insurance Series and the master fund in which American Asset Allocation Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to April 28, 2008 reflected Series I share expenses, performance would be higher.

3	Series III shares were first offered on January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of American Asset Allocation Trust, including, for periods prior to their inception, the performance of the Class 1 shares of Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which American Asset Allocation Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

5	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The blended index is 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

American Global Growth Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Patrice Collette, Isabelle de Wismes, Paul Flynn, Jonathan Knowles

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to provide long-term growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, Global Growth FundSM, a series of American Funds Insurance Series. Global Growth Fund invests primarily in common stocks of companies located around the world that the advisor believes have potential for growth. As a fund that seeks to invest globally, Global Growth Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, Global Growth Fund seeks to invest at least 30% of its net assets in issuers outside the United States. Although the master fund focuses on investments in medium to larger capitalization companies, the master fund’s investments are not limited to a particular capitalization size.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	32.7
Consumer discretionary	19.7
Health care	12.3
Financials	12.2
Consumer staples	7.6
Industrials	6.6
Energy	2.2
Materials	2.2
Telecommunication services	1.1
Utilities	0.1
Short-term investments and other	3.3

*	The weightings represent the holdings of the American Global Growth Fund, a series of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, American Global Growth Trust Series II shares returned 30.92% and the MSCI AC World Index returned 24.62%.

Environment  ►  U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving job market provided a boost to the economy. European stocks also rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets advanced, led by rising prices for most commodities and robust profits from leading technology companies.

An overweight and strong stock selection in information technology and consumer discretionary boosted fund results relative to the benchmark. An eclectic mix of stocks boosted the fund’s returns. Nintendo Company, Ltd. soared, especially around mid-year, as the company’s second quarter revenues and earnings topped estimates, led by strong sales of the Nintendo Switch console. Amazon.com, Inc. reported strong third-quarter earnings and acquired Whole Foods, which helped strengthen its retail platform and contributed to its stock price appreciation.

Investments in energy companies detracted from results. OPEC’s production cuts aimed at propping up oil prices had done little for energy stocks, and Seven Generations Energy, Ltd., a Canadian oil company, declined.

On a geographic basis, stocks of companies domiciled in the U.S., China, and the Netherlands were additive to relative results, while stocks of companies based in Canada, Spain, and Denmark lagged.

Despite soaring valuations, the portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
American Global Growth Trust Series I2	30.91%	12.92%	6.98%	83.61%	96.30%
American Global Growth Trust Series II	30.92%	12.79%	6.88%	82.50%	94.47%
American Global Growth Trust Series III[3]	31.34%	13.32%	7.43%	86.86%	104.81%
MSCI AC World Index[4,6]	24.62%	11.40%	5.22%	71.53%	66.35%
Lipper Global Fund Index[5,6]	22.68%	11.22%	4.93%	70.20%	61.84%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered on November 5, 2010. For periods prior to this date, the performance shown reflects the performance of Series II shares including, for periods prior to the inception of Series II shares, the performance of Class 1 shares of Global Growth Fund, a series of American Funds Insurance Series and the master fund in which American Global Growth Trust invests. Series II shares have higher expenses than Series I shares. Had the performance prior to November 5, 2010 reflected the expenses of Series I shares, performance would be higher.

3	Series III shares were first offered on January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of American Global Growth Trust, including, for periods prior to their inception, the performance of the Class 1 shares of Global Growth Fund, a series of American Funds Insurance Series and the master fund in which American Global Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

4	The MSCI AC World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global developed and emerging markets.

5	The Lipper Global Fund Index consists of the 30 largest funds in the Lipper peer category that invest at least 25% of their portfolio in securities traded outside of the U.S. and may own U.S. securities as well.

6	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

American Growth Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: Mark L. Casey, Michael T. Kerr, Andraz Razen, Martin Romo, Alan J. Wilson

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to provide growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, Growth FundSM, a series of American Funds Insurance Series. Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. Growth Fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	31.2
Consumer discretionary	19.4
Health care	13.7
Financials	10.1
Energy	7.5
Industrials	6.8
Consumer staples	2.4
Materials	1.0
Telecommunication services	0.8
Real estate	0.7
Utilities	0.3
Short-term investments and other	6.1

*	The weightings represent the holdings of the American Growth Fund, a series of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, American Growth Trust Series II shares returned 27.74% and the S&P 500 Index returned 21.83%.

Environment  ►  U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings, and an improving job market provided a boost to the economy. Strong consumer demand and rising optimism fueled the information technology sector higher. Outside the U.S., European stocks rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets also advanced, led by rising prices for most commodities and robust profits from leading technology companies.

An overweight to and stock selection in information technology and consumer discretionary boosted the fund’s returns. Among the top contributors to returns (posting double-digit gains) was consumer discretionary company Amazon.com, Inc. and information technology company Facebook, Inc. Exposure to the energy sector detracted from fund results, despite OPEC’s decision to extend production cuts into 2018. Energy exploration and production company Noble Energy, Inc. and oil-field service company Schlumberger, Ltd. detracted from returns.

Although U.S. economic growth remained strong with GDP growing at an annualized pace of 3.2% in the third quarter (fourth quarter data was not available at the time of this writing), the portfolio managers are keeping a close watch on economic indicators, such as wage growth and fiscal policy, including potential stimulus as a result of the recent U.S. tax bill. The portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
American Growth Trust Series I	27.87%	15.78%	7.89%	108.05%	113.61%
American Growth Trust Series II	27.74%	15.67%	7.75%	107.05%	110.97%
American Growth Trust Series III[2]	28.22%	16.18%	8.31%	111.65%	122.11%
S&P 500 Index[3,4]	21.83%	15.79%	8.50%	108.14%	126.03%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series III shares were first offered on January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of American Growth Trust, including, for periods prior to their inception, the performance of the Class 1 shares of Growth Fund, a series of American Funds Insurance Series and the master fund in which American Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

American Growth-Income Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: J. Blair Frank, Claudia P. Huntington, Donald D. O’Neal, William L. Robbins, Dylan Yolles

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to provide growth of capital and income. The trust invests all of its assets in Class 1 shares of its master fund, Growth-Income FundSM, a series of American Funds Insurance Series. Growth-Income Fund invests primarily in common stocks or other securities that Growth-Income Fund’s investment advisor believes demonstrate the potential for appreciation and/or dividends. Although Growth-Income Fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the U.S. Growth-Income Fund is designed for investors seeking both capital appreciation and income.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	17.2
Consumer discretionary	16.4
Health care	15.2
Financials	11.9
Industrials	9.7
Consumer staples	7.5
Energy	6.6
Materials	4.6
Telecommunication services	2.1
Real estate	1.8
Utilities	1.2
Short-term investments and other	5.8

*	The weightings represent the holdings of the American Growth-Income Fund, a series of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, American Growth-Income Trust Series II shares returned 21.89% and the S&P 500 Index returned 21.83%.

Environment  ►  U.S. stocks staged an impressive rally, as the economic picture remained bright with GDP growing an annualized 3.2% in the third quarter (fourth quarter data was not available at the time of this writing). Repeating a common theme, information technology companies advanced, supported by better than expected corporate earnings in the sector. Outside the U.S., European stocks rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets also advanced, led by rising prices for most commodities and robust profits from leading technology companies.

Investments in the consumer discretionary and health care sectors contributed the most to the trust’s relative returns. Among consumer discretionary companies, Amazon.com, Inc. reported strong third-quarter earnings and acquired Whole Foods, which helped strengthen its retail platform and contributed to an increase in its stock price. Health care company AbbVie, Inc. reported recent earnings above analyst estimates due in part to sales of its flagship drug, Humira. Despite OPEC’s production cuts aimed at propping up oil prices, investments in the energy sector hindered absolute results. Energy exploration and production company Noble Energy, Inc. and oil-field services company Schlumberger, Ltd. detracted from returns.

As equity markets continue to advance, valuations for many companies are up and that calls into question the sustainability of this remarkable bull market. The master fund’s portfolio managers exercise caution and continue to conduct global research and fundamental analysis to identify companies that appear reasonably valued for their growth prospects, while maintaining a long-term perspective on investing.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
American Growth-Income Trust Series I	22.03%	14.99%	7.57%	101.05%	107.42%
American Growth-Income Trust Series II	21.89%	14.86%	7.42%	99.92%	104.67%
American Growth-Income Trust Series III[2]	22.39%	15.39%	8.06%	104.58%	117.05%
S&P 500 Index[3,4]	21.83%	15.79%	8.50%	108.14%	126.03%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series III shares were first offered on January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of American Growth-Income Trust, including, for periods prior to their inception, the performance of the Class 1 shares of Growth-Income Fund, a series of American Funds Insurance Series and the master fund in which American Growth-Income Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

American International Trust

Capital Research and Management CompanySM, investment advisor for American Funds Insurance Series
Portfolio Managers: L. Alfonso Barroso, Sung Lee, Jesper Lyckeus, Christopher M. Thomsen

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to provide long-term growth of capital. The trust invests all of its assets in Class 1 shares of its master fund, International FundSM, a series of American Funds Insurance Series. International Fund invests primarily in common stocks of companies located outside the United States including in companies domiciled in developing countries, that its advisor believes have the potential for growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	18.2
Information technology	12.2
Consumer discretionary	12.0
Health care	9.8
Industrials	9.5
Consumer staples	8.7
Materials	6.0
Utilities	5.3
Energy	4.7
Telecommunication services	2.5
Real estate	2.0
Short-term investments and other	9.1

*	The weightings represent the holdings of the American International Fund, a series of the American Funds Insurance Series. For further details, please visit the American Funds website at americanfunds.com/afis.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, American International Trust Series II shares returned 31.49% and the MSCI AC World ex U.S. Index returned 27.77%.

Environment  ►  Global stocks rallied, led by strong corporate earnings growth and accommodative monetary policy amid a backdrop of macroeconomic stability across most regions. A broad-based recovery and ultra-low interest rates across Europe, particularly in countries that have engaged in fiscal reform over the past few years, facilitated the continent’s growth trajectory while helping combat deflationary pressures. Political skirmishes in the U.S. and elsewhere were essentially ignored by resilient financial markets.

Investments in the information technology sector contributed most to absolute and relative returns. The master fund took advantage of the rally in the information technology sector, helped by investments in Tencent Holdings, Ltd. and Alibaba Group Holding, Ltd. Accelerated revenue growth and strong Chinese consumption contributed to an increase in both companies’ stock prices, respectively. Investments in the financials sector were also among the top contributors to returns. HDFC Bank, Ltd. surged after the company reported healthy second-quarter profits as the bank continued to gain market share from state-owned banks. Investments in the health care sector detracted the most from returns on a relative basis. Teva Pharmaceutical Industries, Ltd. was among the top detractors to relative returns, as the company’s share price declined due to worse-than-expected results for the second quarter.

The portfolio managers continue to monitor key indicators in advanced countries — from wage growth and inflation dynamics to the impact of technology and demographics on productivity — as they seek the flexibility to pivot to areas of opportunity. They take a multilayered approach to research and invest in different geographical regions, industries, and ultimately companies that the portfolio managers believe can control their own destiny through efficiencies or innovative products.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
American International Trust Series I	31.65%	8.71%	2.99%	51.82%	34.21%
American International Trust Series II	31.49%	8.56%	2.84%	50.76%	32.28%
American International Trust Series III[2]	32.12%	9.09%	3.38%	54.47%	39.49%
MSCI AC World ex US Index[3,4]	27.77%	7.28%	2.31%	42.13%	25.62%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series III shares were first offered on January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of American International Trust, including, for periods prior to their inception, the performance of the Class 1 shares of International Fund, a series of American Funds Insurance Series and the master fund in which American International Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

3	The MSCI AC World ex US Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets, excluding the United States of America.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Blue Chip Growth Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Larry J. Puglia

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to provide long-term growth of capital with current income as a second objective. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of large and medium-sized blue chip growth companies that, in the Subadvisor’s view, are well established in their industries and have the potential for above-average earnings growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	42.7
Consumer discretionary	20.6
Health care	16.5
Industrials	8.6
Financials	8.6
Real estate	1.2
Consumer staples	0.6
Materials	0.6
Utilities	0.2
Short-term investments and other	0.4

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ►  For the year ended December 31, 2017, Blue Chip Growth Trust Series I shares returned 36.28% and the S&P 500 Index returned 21.83%.

Environment  ►  U.S. stocks posted strong returns in 2017, buoyed by solid corporate earnings and economic growth. Throughout the year, hopes that President Trump’s proposals for lower tax rates, reduced regulation, and increased infrastructure spending would be enacted supported the market. While the Federal Reserve raised its interest rate target three times in 2017, the central bank’s moves were widely expected and did not disrupt equity markets. In the closing weeks of the year, Congress passed and President Trump signed legislation that reduces tax rates for corporations and closely held businesses. Most major stock indexes finished the year near record levels amid expectations that the new tax law would add to economic growth in 2018.

The portfolio delivered positive returns for the 12 months ended December 31, 2017, and outpaced the benchmark S&P 500 Index. Overall, stock selection was the primary reason for relative outperformance, but group weighting was also notably positive. The information technology, consumer discretionary, and energy sectors were the leading relative outperformers. Materials and financials were relative detractors.

Information technology was the leading relative outperformer, primarily due to stock selection, but significantly overweighting the benchmark’s strongest performer also helped. Higher-than-expected revenue growth in its gaming and cloud-computing businesses helped drive shares of Tencent Holdings, Ltd. upward over the year. Consumer discretionary outperformed due to good stock selection in the sector. Shares of Amazon.com, Inc. traded higher over the past year as the company continues to disrupt the traditional retail business model while also dominating in cloud computing with its highly profitable and rapidly growing Amazon Web Services unit.

Materials sector stocks were the largest relative detractors due to underweighting as those stocks gained. Similarly, financials sector positions also detracted on notable underweighting.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Blue Chip Growth Trust Series I	36.28%	18.65%	10.41%	135.11%	169.24%
Blue Chip Growth Trust Series II	35.96%	18.40%	10.19%	132.72%	163.94%
Blue Chip Growth Trust Series NAV	36.34%	18.71%	10.47%	135.70%	170.59%
S&P 500 Index[2,4]	21.83%	15.79%	8.50%	108.14%	126.03%
Russell 1000 Growth Index[3,4]	30.21%	17.33%	10.00%	122.33%	159.30%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The Russell 1000 Growth Index is an unmanaged index composed of those securities in the Russell 1000 Index that have a higher-than-average growth orientation.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Capital Appreciation Trust

Subadvisor: Jennison Associates LLC
Portfolio Managers: Michael A. Del Balso, Kathleen A. McCarragher, Spiros (Sig) Segalas

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term growth of capital by investing at least 65% of the trust’s total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the Subadvisor believes to have above-average growth prospects.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	50.9
Consumer discretionary	19.6
Health care	9.9
Industrials	7.3
Consumer staples	4.5
Financials	3.7
Energy	1.4
Materials	1.4
Real estate	0.6
Short-term investments and other	0.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Capital Appreciation Trust Series I shares returned 36.53% and the Russell 1000 Growth Index returned 30.21%.

Environment  ►  Equity returns were strong in 2017, as global economic growth advanced at a healthy pace, long-term interest rates remained close to historical lows, and central banks took a gradual approach to tightening monetary policy in light of subdued inflation. In the U.S., solid fundamentals included stable economic expansion, robust employment, accelerating corporate profit growth, accumulating cash on company balance sheets, rising consumer and business confidence, reduced regulatory pressures, and revised tax legislation.

Several information technology positions contributed impressively to trust performance relative to the index. Internet and mobile technologies have been transforming businesses, especially in China. Key contributor Alibaba Group Holding, Ltd.’s financial results beat expectations on most key metrics. Within China, it operates the largest global online wholesale platform for small businesses, the largest online retail website, and the largest online third-party platform for brands and retailers. Tencent Holdings, Ltd., China’s largest Internet service portal, performed well driven by its dominant position and monetization opportunities in online gaming and instant messaging and its advertising and payment service efforts. Another contributor, Apple, Inc., benefited from the proliferation of the iOS platform across the global mobile phone, tablet, and personal computer landscape.

Social media technology has changed how we interact with friends and family, and how and when we consume and share information. Facebook, Inc. contributed when the stock benefited as revenue and earnings beat expectations. Nvidia Corp. and Adobe Systems, Inc. are benefiting from technological advances beyond the Internet and mobile. Nvidia is a leader in high-growth markets such as gaming, automotive, and high-performance computing, where developers have coalesced around its architecture and platform. Adobe has transformed into a subscription-based digital services provider in two of the fastest-growing markets in enterprise software — content creation and digital marketing.

Technology is transforming the consumer discretionary sector, as well. Amazon.com, Inc.’s scale dominance allows an advantageous cost structure and aggressive investment in its businesses. The long-term positioning of Netflix, Inc. has been strengthened by exclusive deals, original content, international expansion, and scale advantage.

On the flip side, technological change hurt some consumer holdings. Online competition weighed on the stocks of O’Reilly Automotive, Inc. and Ulta Beauty, Inc.. Health care positions lagged the benchmark sector. Alexion Pharmaceuticals, Inc. is pursuing opportunities for its flagship drug in other disease settings but is in transition as new management settles in. Allergan’s decline reflected potential patent expirations and constraints on its ability to raise drug prices. In information technology, chipmaker QUALCOMM, Inc. fell on antitrust litigation. Internet security hardware and software maker Palo Alto Networks, Inc. declined on disappointing product revenue and a lowered outlook. The trust sold O’Reilly, Ulta, QUALCOMM, and Palo Alto prior to period end.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Trust Series I	36.53%	17.80%	10.15%	126.82%	162.98%
Capital Appreciation Trust Series II	36.20%	17.54%	9.92%	124.38%	157.61%
Capital Appreciation Trust Series NAV	36.51%	17.84%	10.19%	127.24%	163.90%
Russell 1000 Growth Index[2,3]	30.21%	17.33%	10.00%	122.33%	159.30%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 1000 Growth Index is an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Capital Appreciation Value Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David R. Giroux

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the trust’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans, foreign securities, futures, and options. The trust may invest up to 20% of its total assets in foreign securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Common stocks	65.6
Corporate bonds	19.5
Preferred securities	3.4
U.S. Government	2.4
Term loans	1.5
Asset backed securities	0.2
Purchased options	0.1
Short-term investments and other	7.3

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ►  For the year ended December 31, 2017, Capital Appreciation Value Trust Series I shares returned 15.15% and the S&P 500 Index returned 21.83%.

Environment  ►  U.S. stocks posted strong returns in 2017, buoyed by solid corporate earnings and economic growth. Throughout the year, hopes that President Trump’s proposals for lower tax rates, reduced regulation, and increased infrastructure spending would be enacted supported the market. While the Federal Reserve raised its interest rate target three times in 2017, the central bank’s moves were widely expected and did not disrupt equity markets. In the closing weeks of the year, Congress passed and President Trump signed legislation that reduces tax rates for corporations and closely held businesses, reduces marginal tax rates for individuals at most income levels, and changes the limits for various individual tax deductions.

The trust recorded positive absolute results in 2017 but underperformed its all-equity benchmark, the S&P 500 Index. The equity allocation alone outperformed the S&P 500 Index, and the fixed income allocation outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Nonetheless, the lower results on the fixed income side caused the trust to lag the S&P 500 Index.

Within equities, the information technology sector detracted from relative performance, due to an underweight position and stock selection. Within the sector, Fiserv, Inc. and Fidelity National Information Services, Inc. hindered results. Despite solid absolute results, both stocks trailed the broader sector, driven by softer-than-expected revenue growth. Security selection in utilities also detracted. Conversely, stock selection in health care contributed to relative results. Abbott Laboratories performed well, driven by continued solid operational execution and strong progress integrating its recent acquisition of St. Jude Medical. An underweight position and security selection in energy also benefited relative performance.

Overall, we marginally added to our equity weight during the year, as we added selectively to names within the information technology and industrials sectors. We believe these sectors could be solid performers in most economic scenarios. We also trimmed select names in the consumer staples sector. Our overall fixed income modestly declined. High yield and bank loan exposures declined, while we added to investment-grade corporates and U.S. 10-year Treasury notes.

The trust held equity options throughout the reporting period, and rights at various points throughout the period. During the 12 month period ending 12/31/2017, the covered call strategy contributed positively to the trust’s return. The estimated return impact from employing options was slightly negative.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	Since inception	5-year	Since inception
Capital Appreciation Value Trust Series I (began 4/28/08)	15.15%	12.47%	8.94%	79.92%	129.20%
Capital Appreciation Value Trust Series II (began 4/28/08)	14.99%	12.23%	8.72%	78.05%	124.73%
Capital Appreciation Value Trust Series NAV (began 4/28/08)	15.14%	12.50%	8.98%	80.22%	129.97%
S&P 500 Index[2,3]	21.83%	15.79%	9.27%	108.14%	135.95%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Emerging Markets Value Trust

Subadvisor: Dimensional Fund Advisors, LP
Portfolio Managers: Joseph H. Chi, CFA, Jed S. Fogdall, Daniel Ong, CFA, Mary T. Phillips, CFA, Bhanu P. Singh

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets, which are designated from time to time by the Subadvisor.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	27.4
Materials	17.8
Energy	12.9
Information technology	9.0
Industrials	8.8
Consumer discretionary	8.6
Telecommunication services	4.4
Real estate	4.1
Consumer staples	2.5
Utilities	1.4
Health care	0.5
Short-term investments	2.6

*	As a percentage of total investments

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Emerging Markets Value Trust Series NAV shares returned 32.67% and the MSCI Emerging Markets Index returned 37.75%.

Environment  ►  In U.S. dollar terms, emerging markets had positive performance for the one-year period, outperforming both the U.S. and developed ex-U.S. markets. The MSCI Emerging Markets IMI (net dividends) returned 36.8%, as compared to 21.1% for the Russell 3000 Index and 25.2% for the MSCI World ex USA IMI (net dividends). Most emerging markets currencies, particularly the Polish zloty and the Czech koruna, appreciated relative to the U.S. dollar. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of emerging markets.

Along the market capitalization dimension, small caps (MSCI Emerging Markets Small Cap Index) underperformed large caps (MSCI Emerging Markets Index) for the one-year period. Along the relative price dimension, large cap value stocks (MSCI Emerging Markets Value Index) underperformed large cap growth stocks (MSCI Emerging Markets Growth Index), and small cap value stocks (MSCI Emerging Markets Small Cap Value Index) outperformed small cap growth stocks (MSCI Emerging Markets Small Cap Growth Index). Profitability premiums were positive in emerging markets for the one-year period. Higher-profitability stocks outperformed among both large and small caps.

With low relative price (value) stocks underperforming high relative price (growth) stocks among large caps for the year, the trust’s focus on value stocks was the primary driver of underperformance. To a lesser extent, the trust’s inclusion of small cap value stocks contributed positively to relative performance, as small cap value holdings outperformed the benchmark. At the sector level, the trust’s lesser allocation to information technology detracted from relative performance, as information technology was the strongest-performing sector for the year. Sector allocations are driven by the focus on value stocks. At the country level, the lesser allocation to China compared with the index also detracted from relative performance, as China was the strongest-performing country in the index. Conversely, the trust’s lesser allocation to Russia and exclusion of Qatar and the UAE contributed positively to relative performance, as those countries underperformed the overall index for the year.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Emerging Markets Value Trust Series I	32.70%	2.99%	1.72%	15.89%	18.60%
Emerging Markets Value II2	32.47%	2.93%	1.76%	15.55%	19.06%
Emerging Markets Value Trust Series NAV	32.67%	3.05%	1.82%	16.20%	19.74%
MSCI Emerging Markets Index[3,4]	37.75%	4.73%	2.02%	25.99%	22.18%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered on May 27, 2015. The performance shown links the performance of Series NAV Shares, which have lower expenses than Series II Shares. Had the performance prior to May 27, 2015 reflected Series II expenses, performance would be lower.

3	The MSCI Emerging Markets Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Equity Income Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: John D. Linehan

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to provide substantial dividend income and also long-term growth of capital. The trust invests at least 80% of its total net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	26.5
Health care	11.6
Information technology	10.2
Energy	9.7
Industrials	8.7
Consumer discretionary	7.9
Consumer staples	7.8
Utilities	5.5
Materials	5.5
Telecommunication services	3.0
Real estate	2.1
Short-term investments and other	1.5

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ►  For the year ended December 31, 2017, Equity Income Trust Series I shares returned 16.29% and the Russell 1000 Value Index returned 13.66%.

Environment  ►  The Russell 1000 Value Index posted a double-digit positive return during the 12-month period ended December 31, 2017. As measured by various Russell indexes, large-cap shares outperformed mid- and small-caps. Growth stocks soundly outperformed value across all market capitalizations, most notably among large-caps. Within the Russell 1000 Value Index, most sectors advanced, with the strongest returns in information technology, materials, and financials. Telecommunication services and energy were the only sectors to decline.

Stock selection in the industrials sector was by far the largest contributor to relative results, largely due a position in The Boeing Company. The company continued to benefit from cost reductions and productivity gains, which translated into increased earnings and cash flow. We trimmed our position but continue to like Boeing because it operates in a duopoly market that is expected to see steady long-term global airline passenger growth.

The information technology sector also bolstered relative returns, driven by stock selection, particularly an investment in Applied Materials, Inc. The company produces manufacturing equipment for the semiconductor industry as well as supplies for flat-panel displays. Both segments benefited from smartphones transitioning to the next generation of memory and display technology as well as growth in demand from China. In real estate, stock choices and an underweight allocation both contributed to outperformance.

In contrast, stock selection in utilities made it the only sector to weigh on relative returns for the 12-month period. Amid extensive wildfires in southern California, shares of both PG&E Corp. and Edison International suffered due to concerns that the electric utilities could be found liable for fire damage. PG&E suspended its dividend in light of this potential headwind, which further weighed on the share price. While we continue to like both companies’ exposure to the California market, we sold shares of PG&E due to the uncertainty and are closely monitoring Edison International’s potential legal responsibility. Stock selection in materials and financials also detracted, but a favorable overweight allocation in both sectors made them net contributors.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Equity Income Trust Series I	16.29%	12.53%	6.89%	80.43%	94.79%
Equity Income Trust Series II	16.00%	12.30%	6.68%	78.65%	90.85%
Equity Income Trust Series NAV	16.28%	12.59%	6.95%	80.92%	95.78%
Russell 1000 Value Index[2,4]	13.66%	14.04%	7.10%	92.86%	98.63%
S&P 500 Index[3,4]	21.83%	15.79%	8.50%	108.14%	126.03%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 1000 Value Index is an unmanaged index composed of those securities in the Russell 1000 Index that have a less-than-average growth orientation.

3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Financial Industries Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Susan A. Curry, Ryan Lentell, CFA, Lisa A. Welch

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks growth of capital. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that are principally engaged in financial services.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Industry Composition*	% of Total
Banks	55.9
Insurance	16.4
Capital markets	10.2
Consumer finance	4.9
Equity real estate investment trusts	4.5
Diversified financial services	3.5
Thrifts and mortgage finance	1.1
Real estate management and development	0.5
IT services	0.3
Short-term investments and other	2.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Financial Industries Trust Series I shares returned 15.28% and the S&P 500 Financials Index returned 22.18%.

Environment  ►  After an extended period of historically low interest rates, the Federal Reserve increased its federal funds rate three times in 2017 — in March, June and December. Despite rising interest rates, the U.S. dollar depreciated against the euro and the British pound.

An underweight position in large-capitalization banks detracted from performance relative to the index. The trust’s focus on relative value led to an underweight position in growth-oriented financial stocks with high valuations, which also detracted from performance. Many of these companies were strong performers in 2017. Individual detractors included Assured Guaranty, Ltd., which declined in response to its exposure to the Puerto Rican bonds of several municipal organizations that it insures. Although concerns remain about further economic weakness in Puerto Rico following Hurricane Maria, Assured Guaranty should have adequate reserves to cover risks in that region. Shares of First Hawaiian, Inc. declined in response to weaker-than-expected earnings and an overhang from potential share sales from its largest owner BNP Paribas.

An underweight position in the underperforming insurance industry contributed positively to performance, as did good stock selection in that industry. Picks in the diversified financial services space also contributed. Individual stock contributors included SVB Financial Group, which climbed on strong earnings and an improved revenue outlook. The trust’s position in Comerica, Inc. also contributed following a solid earnings report and improving margins. Several non-U.S. holdings supported performance, including Danish universal bank Danske Bank A/S and U.K.-based alternative asset manager Intermediate Capital Group PLC.

During the period, we established a position in Nordea Bank AB on an improved capital outlook, while increasing the position in DNB ASA in response to improving credit conditions. We eliminated our position in Vornado Realty Trust, reallocating the proceeds to more attractive opportunities in industrial-oriented real estate companies. We also took some profits in Rexford Industrial Realty, Inc., keeping a smaller position in Rexford.

We will continue to search for opportunities in undervalued stocks across industries and geographies. In the near term, we expect to maintain the overweight position in banks that we believe are well-positioned to benefit from rising interest rates, tax reform, benign credit, and a potential strengthening of the economy. Stocks within the insurance industry may similarly provide attractive opportunities. This group is also poised to benefit from rising interest rates, a strong stock market and better pricing trends.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Financial Industries Trust Series I	15.28%	13.74%	5.97%	90.32%	78.62%
Financial Industries Trust Series II	15.02%	13.50%	5.75%	88.38%	74.91%
Financial Industries Trust Series NAV	15.29%	13.79%	6.02%	90.77%	79.41%
S&P 500 Financials Index[2,5]	22.18%	18.21%	3.78%	130.85%	44.86%
S&P 500 Index[3,5]	21.83%	15.79%	8.50%	108.14%	126.03%
Lipper Financial Services Index[4,5]	15.12%	15.97%	4.62%	109.80%	57.06%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The S&P 500 Financials Index is an unmanaged index of financial sector stocks in the S&P 500 Index.

4	The Lipper Financial Services Index consists of the 30 largest funds in the Lipper peer category that invest primarily in equity securities of domestic companies engaged in providing financial services, including but not limited to banks, finance companies, insurance companies and securities/brokerage firms.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Fundamental All Cap Core Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Emory (Sandy) Sanders, CFA, Jonathan White, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks seek long-term growth of capital. Under normal market conditions, the trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Market capitalizations of these companies will span the capitalization spectrum. Equity securities include common, convertible, and preferred securities and their equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	26.1
Consumer discretionary	24.9
Information technology	21.5
Industrials	11.1
Energy	5.8
Health care	4.2
Consumer staples	2.0
Real estate	1.8
Materials	1.5
Short-term investments and other	1.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Fundamental All Cap Core Trust Series I shares returned 27.70% and the Russell 3000 Index returned 21.13%.

Environment  ►  U.S. stocks extended the rally that began in 2009, benefiting from expectations of less government regulation, lower corporate tax rates, and increased infrastructure spending under Republican leadership. Improved economic growth worldwide and rising commodity prices helped bolster returns. In the U.S., higher interest rates, recovery in the housing market, and a major tax overhaul fueled added gains. Corporate earnings growth was strong, and — for the first time — all the big U.S. banks passed their annual stress tests, a measure of their capital adequacy. As these positive factors outweighed political turmoil in Washington and geopolitical concerns, growth and large-capitalization stocks outperformed. Within the Russell 3000 Index, the information technology, materials and consumer discretionary sectors were top performers, while the energy and telecommunication services sectors were sizable laggards.

Security selection accounted for the largest share of the outperformance, with notable gains from stocks in the consumer discretionary, information technology, energy, consumer staples, and financials sectors. Top individual contributors from the consumer discretionary sector included e-commerce giant Amazon.com, Inc., sports vehicle company Polaris Industries, Inc., and homebuilder NVR, Inc. Amazon’s shares rose sharply following better-than-expected quarterly results, fueled by profits in its cloud computing business and revenue gains in North America. Polaris saw its stock rally following news of better-than-expected order growth for its 2018-model-year products, market share gains, and second and third quarter earnings that beat expectations. NVR benefited as the continued strength in the U.S. housing market fueled positive order growth.

By contrast, picks in the industrials and health care sectors hurt relative performance. The biggest individual detractor, however, was mattress company Tempur Sealy International, Inc. in the consumer discretionary sector. The company severed ties with Mattress Firm, its largest customer, in order to focus on profit over volume, then saw last fall’s hurricanes dampen sales in Texas and Florida, two of its largest markets. In the energy sector, gas pipeline company Kinder Morgan, Inc. disappointed, as continued low energy prices and a dividend cut pressured its return. In the health care sector, shares of Ireland-based pharmaceuticals company Allergan PLC declined amid worries over the looming patent expiration for Restasis dry-eye drops.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Fundamental All Cap Core Trust Series I (began 5/5/03)	27.70%	16.50%	8.50%	114.58%	126.17%
Fundamental All Cap Core Trust Series II (began 5/5/03)	27.43%	16.26%	8.29%	112.43%	121.74%
Fundamental All Cap Core Trust Series NAV	27.77%	16.55%	8.56%	115.07%	127.27%
Russell 3000 Index[2,3]	21.13%	15.58%	8.60%	106.26%	128.22%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Fundamental Large Cap Value Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Nicholas Renart, Emory (Sandy) Sanders, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation. Under normal market conditions, the trust invests at least 80% of its net assets in equity securities of large-capitalization companies. The trust considers large-capitalization companies to be those that at the time of purchase have a market capitalization equal to or greater than that of the top 80% of the companies that comprise the Russell 1000 Index. Equity securities include common, convertible and preferred securities and their equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	37.4
Industrials	14.0
Information technology	12.6
Health care	10.8
Energy	9.2
Consumer discretionary	8.5
Consumer staples	5.0
Materials	2.1
Short-term investments and other	0.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Fundamental Large Cap Value Trust Series I shares returned 17.43% and the Russell 1000 Value Index returned 13.66%.

Environment  ►  In 2017, U.S. stocks extended the rally that began in 2009, benefiting from expectations of less government regulation, lower corporate tax rates, and increased infrastructure spending under Republican leadership. Some improvement in economic growth domestically and globally, higher U.S. interest rates, recovery in the housing market, and a major tax overhaul fueled added gains. Corporate earnings growth was strong, and — for the first time — all the big U.S. banks passed their annual stress tests, a measure of their capital adequacy in a severe economic downturn. These positives outweighed both political turmoil in Washington and geopolitical concerns.

Within the Russell 1000 Value Index, standouts included the information technology, materials, and financials sectors, while the telecommunication services and energy sectors were laggards.

An overweight in the financials sector and stock picks in the consumer discretionary sector gave the biggest boosts to relative performance this period. The top individual contributor, however, was consumer technology leader Apple, Inc., with strong returns driven by its solid iPhone franchise, the launch of the iPhone 8 and iPhone X, and growth in its services business. In the consumer discretionary sector, homebuilder NVR, Inc. stood out, as continued recovery in the U.S. housing market fueled order growth. We locked in profits and eliminated NVR before period end. In the financials sector, our investment in Bank of America Corp. gained from a favorable economic, interest-rate and regulatory backdrop. Recent cost cutting, a substantial stock buyback plan, and a dividend increase also helped.

By contrast, picks in the health care and industrials sectors hurt relative performance. Individual detractors included General Electric Company, which saw its stock plunge due to management turnover, a sharp dividend cut, and repeated earnings shortfalls. In the health care sector, an investment in Ireland-based pharmaceuticals company Allergan PLC declined amid worries over the looming patent expiration for its Restasis dry-eye drops. Elsewhere, shares of wireless mobile technology company QUALCOMM, Inc. were pressured by legal challenges to the royalties it receives for each phone that uses its CDMA (code division multiple access) technology. We eliminated the position before period end.

The trust ended the year with sizable overweight allocations to the financials, information technology and industrials sectors.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Fundamental Large Cap Value Series I	17.43%	13.38%	7.03%	87.38%	97.18%
Fundamental Large Cap Value Series II	17.20%	13.16%	6.82%	85.51%	93.41%
Fundamental Large Cap Value Series NAV	17.54%	13.45%	7.09%	87.90%	98.29%
Russell 1000 Value Index[2,3]	13.66%	14.04%	7.10%	92.86%	98.63%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 1000 Value Index is an unmanaged index composed of those securities in the Russell 1000 Index with a less-than-average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Global Trust

Subadvisor: Templeton Global Advisors Limited
Portfolio Managers: Heather Arnold, CFA, Norman J. Boersma, CFA, Tucker Scott, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing primarily in the equity securities of companies located throughout the world, including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	22.9
Health care	16.4
Information technology	13.7
Energy	12.3
Consumer discretionary	12.1
Telecommunication services	5.9
Industrials	5.2
Materials	4.4
Consumer staples	2.6
Utilities	2.2
Short-term investments and other	2.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Global Trust Series I shares returned 18.88% and the MSCI World Index returned 23.07%.

Environment  ►  International equities rallied in 2017 as investors looked beyond political turmoil and nascent monetary policy tightening and wagered instead on global growth and earnings-accretive fiscal stimulus. Continued market strength belied a transition in leadership. International and emerging markets outperformed the U.S., the U.S. dollar slumped, and commodities rallied during the year. In this environment, the trust delivered solid absolute gains, but trailed the benchmark index as a still-challenging backdrop for value investors contributed to stock-specific setbacks.

Health care was the biggest sector detractor on a relative basis, pressured by stock selection and an overweighting. The health care sector remains subject to concerns about generic competition, regulatory scrutiny and a consolidating payor sector, all of which we believe are somewhat overstated risks. It is rare to find highly cash-generative, innovative businesses with enormous growth potential trading in what we consider deep value territory, but we believe select biotechnology and pharmaceuticals firms could offer such a proposition.

Stock selection in consumer discretionary and materials detracted from relative performance. In consumer discretionary, shares of SES SA, Luxembourg-based satellite and network services provider, declined after a string of disappointing results cast doubts on management’s credibility. In materials, shares of Wheaton Precious Metals Corp., a Canadian gold miner, declined following problems with a subsidiary in Africa. We maintain a modest allocation to precious metals stocks, which we believe are undervalued.

Turning to relative contributors, stock selection drove financials holdings’ outperformance, led by Asian and European lenders. Select European and Asian markets are benefiting from an economic upturn and the potential for incrementally tighter monetary policy, which we believe can improve the earnings prospects. Stock selection also supported relative results in the information technology sector. The trust’s stake in Samsung Electronics Company, Ltd. finished as one of the year’s top contributors results. Overall, our energy holdings also contributed despite the negative effect of overweighting. Rising oil prices and improving sector momentum affirmed our decision to remain overweighted in the sector despite fears of a supply glut in the first half of the year. We now expect a supply response possibly capping further price appreciation, and we seek to selectively reduce the overweighted exposure at this point in the cycle.

Regionally, stock-specific weakness hurt relative results in Europe and the US, while stock selection and an overweighting in Asia contributed to relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Global Trust Series I	18.88%	9.23%	4.30%	55.48%	52.36%
Global Trust Series II	18.63%	9.00%	4.09%	53.89%	49.24%
Global Trust Series NAV	18.90%	9.26%	4.35%	55.74%	53.06%
MSCI World Index[2,3]	23.07%	12.26%	5.63%	78.29%	73.01%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Health Sciences Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Ziad Bakri

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Industry Composition*	% of Total
Biotechnology	39.1
Health care providers and services	21.9
Health care equipment and supplies	18.8
Pharmaceuticals	12.2
Life sciences tools and services	5.9
Food and staples retailing	0.8
Health care technology	0.7
Specialty retail	0.1
Short-term investments and other	0.5

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ►  For the year ended December 31, 2017, Health Sciences Trust Series I shares returned 27.51% and the Lipper Health/Biotechnology Index returned 24.98%.

Environment  ►  U.S. stocks posted strong returns in 2017, buoyed by solid corporate earnings and economic growth. Throughout the year, hopes that President Trump’s proposals for lower tax rates, reduced regulation, and increased infrastructure spending would be enacted supported the market. While the Federal Reserve raised its interest rate target three times in 2017, the central bank’s moves were widely expected and did not disrupt equity markets. In the closing weeks of the year, Congress passed and President Trump signed legislation that reduces tax rates for corporations and closely held businesses, reduces marginal tax rates for individuals at most income levels, and changes the limits for various individual tax deductions. Most major stock indexes finished the year near record levels amid expectations that the new tax law would add to economic growth in 2018.

The portfolio outperformed the Lipper Health/Biotechnology Index and stock selection drove relative outperformance. The biotechnology sector contributed the most to relative results, due to stock selection. Shares of Kite Pharma, a leader in the emerging field of CAR-T therapy for cancer treatment, soared after Gilead Sciences, Inc. announced it was acquiring the company for $11.9 billion last August. SAGE Therapeutics, Inc. reported positive clinical trial results for two of its pipeline assets in the fourth quarter that were well received by investors.

Stock selection within products and devices was another source of relative strength. Intuitive Surgical continues to benefit from the secular trend toward robotic technology. Lantheus Holdings, Inc., a manufacturer of diagnostic medical imaging agents, benefited from strength in its flagship product Definity, an ultrasound contrast agent used in echocardiograms to improve the clarity of the diagnostic image.

On the negative side, the pharmaceutical sector detracted the most from relative performance, due primarily to stock selection. Mallinckrodt PLC, a specialty pharmaceutical maker, fell early in 2017 on concerns about drug pricing that affected the specialty pharmaceutical sector broadly. More recently, the stock traded lower after the company reported disappointing third-quarter results. Shares of Shire PLC were pressured by concerns that its hemophilia business would be negatively impacted by a new drug being developed by a competitor.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Health Sciences Trust Series I	27.51%	20.69%	14.85%	156.04%	299.15%
Health Sciences Trust Series II	27.26%	20.45%	14.61%	153.48%	291.20%
Health Sciences Trust Series NAV	27.61%	20.75%	14.91%	156.69%	301.36%
S&P 500 Index[2,4]	21.83%	15.79%	8.50%	108.14%	126.03%
Lipper Health/Biotechnology Index[3,4]	24.98%	18.98%	13.08%	138.47%	241.92%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The Lipper Health/Biotechnology Index consists of the 30 largest funds in the Lipper peer category that invest in the equity securities of domestic companies engaged in healthcare, medicine, and biotechnology.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

International Equity Index Trust (formerly known as International Equity Index Trust B)

Subadvisor: SSgA Funds Management, Inc.
Portfolio Managers: Thomas Coleman, CFA, Karl Schneider, CAIA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. The trust invests at least 80% of its assets in securities listed in the MSCI All Country World excluding U.S. Index or American Depositary Receipts or Global Depositary Receipts representing such securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	22.1
Industrials	11.5
Consumer discretionary	11.0
Information technology	11.0
Consumer staples	9.3
Materials	7.8
Health care	7.4
Energy	6.6
Telecommunication services	3.9
Real estate	3.1
Utilities	2.9
Short-term investments and other	3.4

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, International Equity Index Trust Series NAV shares returned 27.45% and the MSCI AC World ex U.S. Index returned 27.77%.

Environment  ►  Growth slowed progressively in 2015 and 2016, but reaccelerated in 2017 on broad-based improvements. Within the developing economies, Brazil and Russia emerged from recessions as oil and commodity prices firmed and political tensions eased, India remained vibrant despite demonetization and the introduction of the Goods and Services Tax, and the long anticipated Chinese slowdown failed to materialize. The oil price rebound lifted the two big North American economies, fiscal stimulus supported Japan, and exports boosted the eurozone. Global growth accelerated in 2017 to the fastest pace since 2014. However, it is important to recognize this as a relatively modest cyclical upswing rather than a structural breakthrough. The improvement comes off a particularly low base and growth remained just below its long-term average of 3.7%.

Global equity markets logged their best year since 2009 in 2017 as measured by the broad MSCI All Country World Index. December capped a fourteen month run of gains for global equities, the longest such streak since the end of the global financial crisis. Gains for the year were broad based with all major regional indices providing returns of better than 20%. Across developed markets, the 2017 return for the S&P Index 500 was eclipsed by that of the MSCI Europe Index and the MSCI Pacific Index, both aided by a sharp decline in the U.S. Dollar. Performance across developed markets in the fourth quarter was somewhat less balanced than for the year as a whole, led by Pacific equities, followed by U.S. equities, and then European equities. Emerging market equities (EM) for their part had an even stronger performance in 2017, particularly in the fourth quarter. Attribution for the advance in the MSCI Emerging Markets Index was notable in that two of the best three performing constituents were its largest by weight, with the MSCI China index comprising 30% of the EM index advancing 54.3% while its second largest constituent, the MSCI Korea Index with a 15% weight advanced 47.8%.

On an individual security level, the top negative contributors to relative performance were Teva Pharmaceutical Industries, Ltd., Steinhoff International Holdings NV, and BT Group PLC. The top positive contributors to the trust’s performance were Tencent Holdings, Ltd., Alibaba Group Holding, Ltd, and Samsung Electronics.

All eleven sectors of the MSCI ACWI ex US Index had positive returns for the year. The trust’s performance lagged among utilities, telecommunication services, and real estate. The biggest positive contributions came from financials, information technology, and industrials.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
International Equity Index Trust Series I2	27.30%	6.45%	1.76%	36.69%	19.11%
International Equity Index Trust Series II2	27.04%	6.24%	1.66%	35.32%	17.88%
International Equity Index Trust Series NAV	27.45%	6.50%	1.79%	37.03%	19.46%
MSCI AC World ex U.S. Index[3,4]	27.77%	7.28%	2.31%	42.13%	25.62%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The MSCI AC World ex U.S. Index (gross of foreign withholding taxes on dividends) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets excluding the United States.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

International Growth Stock Trust

Subadvisor: Invesco Advisers, Inc.
Portfolio Managers: Brently Bates, Matthew Dennis, Mark Jason, Richard Nield, Clas G. Olsson,

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of international securities whose issuers are considered by the trust’s Subadvisor to have potential for earnings or revenue growth. The trust will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of any market capitalization.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	25.0
Information technology	19.8
Industrials	16.9
Consumer staples	13.1
Consumer discretionary	8.1
Health care	4.2
Energy	4.1
Materials	2.3
Short-term investments and other	6.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, International Growth Stock Trust Series NAV shares returned 21.90% and the MSCI AC World ex U.S. Growth Index returned 32.47%.

Environment  ►  Global equity markets delivered positive, and in many cases double-digit, returns over the year ended December 31, 2017. These gains were broadly driven by firming global economic growth, as well as stronger corporate fundamentals. After trailing international markets for the first three quarters of the year, the U.S. equity market outperformed international markets in the fourth quarter. U.S. equity markets received a boost from the prospect of sweeping individual and corporate tax cuts, with a final tax bill approved by Congress in December. At the close of 2017, equity market valuations in developed and emerging markets appeared relatively high in absolute terms, but were trading at a material discount to the U.S.

Holdings in the information technology sector underperformed those of the index and were the most significant detractors from relative performance. Not owning two of the benchmark’s best-performing stocks over the reporting period — China-based Tencent Holdings, Ltd. and Alibaba Group Holding, Ltd. — was a meaningful drag on relative returns. The market showed little concern for valuation over the fiscal year, with investors accepting very high valuations for these types of momentum growth stocks. We believed these elevated valuations did not offer attractive risk-return profiles.

Elsewhere, holdings in the consumer discretionary and health care sectors underperformed and detracted from relative performance as well. Pharmaceutical maker Teva Pharmaceutical Industries, Ltd. was the largest individual detractor for the reporting period. Teva reported disappointing results over the period, and we exited the position by October.

Holdings in the consumer staples sector were among the most significant contributors to relative performance. Within this sector, food and beverage holdings showed particular strength. From an individual securities perspective, Pernod Ricard SA, was one of the top contributors to relative performance for the period. After initiating a small starter position in the France-based spirits maker in 2016, we continued to build our position size by adding to the name in 2017. We believe Pernod Ricard, the second largest global spirits company with a large portfolio of global brands, should be well positioned with meaningful exposure in growth areas including emerging markets such as India and China.

The trust’s cash position in a strong up-market environment dragged on relative results, as well, and we trimmed and/or sold a number of stocks as valuations rose. Although we did initiate several new positions, we found it challenging to redeploy all the proceeds because valuation on many high-quality stocks remained expensive.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	Since inception	5-year	Since inception
International Growth Stock Trust Series I2	21.86%	7.00%	7.05%	40.26%	64.32%
International Growth Stock Trust Series II2	21.63%	6.79%	6.90%	38.88%	62.66%
International Growth Stock Trust Series NAV (began 9/16/10)	21.90%	7.05%	7.09%	40.61%	64.79%
MSCI AC World ex U.S. Growth Index[3,5]	32.47%	8.35%	7.34%	49.35%	67.58%
MSCI EAFE Growth Index[4,5]	29.34%	9.18%	8.20%	55.13%	77.65%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The MSCI AC World ex U.S. Growth Index (gross of foreign withholding taxes on dividends) is a free float adjusted market capitalization index that is designed to measure performance of equity securities in developed markets and emerging markets, excluding the United States of America that have higher than average growth characteristics.

4	The MSCI EAFE (Europe, Australasia, Far East) Growth Index (gross of withholding taxes on dividends) is a free float adjusted market capitalization index that is designed to measure performance of higher than average growth developed market equity performance, excluding the U.S. and Canada.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

International Small Company Trust

Subadvisor: Dimensional Fund Advisors LP
Portfolio Managers: Joseph H. Chi, CFA, Jed S. Fogdall, Arun Keswani, CFA, Mary T. Phillips, CFA, Bhanu P. Singh

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small cap companies. The trust will primarily invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Industrials	24.3
Consumer discretionary	17.1
Materials	11.7
Financials	11.4
Information technology	10.5
Consumer staples	6.3
Health care	4.7
Energy	4.4
Real estate	3.9
Utilities	2.7
Telecommunication services	1.4
Short-term investments and other	1.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, International Small Company Trust Series NAV shares returned 29.60% and the MSCI World ex US Small Cap Index returned 31.54%.

Market Environment  ►  In U.S. dollar terms, developed ex-U.S. markets had positive performance for the year, outperforming the U.S. but trailing emerging markets. The MSCI World ex USA IMI (net dividends) returned 25.2%, as compared to 21.1% for the Russell 3000 Index and 36.8% for the MSCI Emerging Markets IMI (net dividends). Most developed ex-U.S. currencies, particularly the euro and the Danish krone, appreciated against the U.S. dollar. Overall, currency movements had a positive impact on the US dollar-denominated returns of developed ex-U.S. markets.

Along the market capitalization dimension, small caps (MSCI World ex USA Small Cap Index) outperformed large caps (MSCI World ex USA Index) for the year. Along the relative price dimension, large cap value stocks (MSCI World ex-U.S.A. Value Index) underperformed large cap growth stocks (MSCI World ex USA Growth Index), and small cap value stocks (MSCI World ex-U.S.A. Small Cap Value Index) underperformed small cap growth stocks (MSCI World ex USA Small Cap Growth Index). Profitability premiums were positive in developed ex-U.S. markets for the year. Higher-profitability stocks outperformed among both large and small caps.

Due to the trust’s exclusion of stocks with the lowest profitability and highest relative price, the trust had a greater allocation to low relative price (value) securities. This allocation difference detracted from the relative performance, as value stocks underperformed for the year. While value stocks generally underperformed for the year, small cap high relative price (growth) stocks with low profitability also underperformed. The trust’s exclusion of these securities contributed positively to relative performance. At the sector level, the trust generally excludes real estate investment trusts (REITs). The exclusion of REITs benefited relative performance, as REITs underperformed most other sectors in the international small company equity universe for the period.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
International Small Company Trust Series I2	29.46%	11.22%	4.73%	70.20%	58.73%
International Small Company Trust Series II2	29.17%	10.99%	4.56%	68.45%	56.16%
International Small Company Trust Series NAV	29.60%	11.29%	4.78%	70.69%	59.44%
MSCI World ex US Small Cap Index[3,5]	31.54%	11.78%	5.55%	74.50%	71.70%
MSCI EAFE Small Cap Index[4,5]	33.50%	13.23%	6.14%	86.16%	81.43%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 16, 2009. For periods prior to November 16, 2009, the performance shown reflects the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 16, 2009 reflected Series I or Series II expenses, performance would be lower.

3	The MSCI World ex U.S. Small Cap Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure performance of small cap companies in developed markets outside the United States.

4	The MSCI EAFE Small Cap Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization index that is designed to measure performance of small cap companies in developed markets outside the United States & Canada.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

International Value Trust

Subadvisor: Templeton Investment Counsel, LLC
Portfolio Managers: Peter Nori, CFA, Tucker Scott, CFA, Cindy Sweeting, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term growth of capital. The trust invests primarily in equity securities of companies located outside the U.S., including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	21.1
Health care	15.2
Energy	14.8
Information technology	9.7
Materials	9.5
Industrials	8.8
Consumer discretionary	7.4
Telecommunication services	7.1
Consumer staples	2.1
Utilities	1.7
Short-term investments and other	2.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, International Value Trust Series I shares returned 17.14% and the MSCI EAFE Index returned 25.62%.

Environment  ►  International equities rallied in 2017 as investors looked beyond political turmoil and nascent monetary policy tightening and focused instead on global growth and earnings-accretive fiscal stimulus. The trust delivered absolute gains, but trailed the benchmark index as a still-challenging backdrop for value investors contributed to stock-specific setbacks.

Energy was the biggest sector detractor on a relative basis, pressured by overweighting and losses at Canadian drilling contractor Precision Drilling Corp. and U.K.-based Petrofac, Ltd., an oilfield services company. Although overweighting detracted from performance in the first half of 2017, our decision to maintain this position proved beneficial as oil rallied and the sector outperformed in the second half of the year. We continue to expect a supply response, possibly capping further price appreciation, and sold both positions.

The materials sector also detracted from relative results, pressured by negative performance by a handful of precious metals miners. We maintain a modest allocation to what we view as undervalued precious metals stocks. We believe these have attractive defensive characteristics for the maturing market cycle.

Overweighting and stock-specific weakness in health care, especially by Israeli generic drugmaker, Teva Pharmaceutical Industries, Ltd., also hurt relative performance. The health care sector remains subject to concerns about generic competition, regulatory scrutiny and a consolidating payor sector, which we believe are somewhat overstated risks. It is rare to find highly cash-generative, innovative businesses with enormous growth potential trading in what we consider deep value territory, but we believe select biotechnology and pharmaceuticals firms could offer such a proposition.

Turning to relative contributors, financials benefited relative results due to favorable stock selection, led by certain South Korean lenders. South Korean financial stocks benefited from an improving earnings outlook following the country’s first rate hike in six years, in addition to rising hopes that a new president could work to push through fiscal stimulus.

An overweighting and stock selection in the information technology sector boosted relative performance. Samsung Electronics Company, Ltd., a South Korean semiconductor and consumer electronics manufacturer, was a significant contributor in the sector. In our opinion, the stock’s current valuation remains reasonable for a global technology leader with what we believe are attractive growth prospects and strong market positions across diverse business lines.

Regionally, stock selection in Europe and out-of-benchmark exposure to Canada detracted from relative performance, while stock selection and overweighting in Asia contributed to results.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
International Value Trust Series I	17.14%	5.99%	1.58%	33.78%	16.99%
International Value Trust Series II	16.88%	5.78%	1.38%	32.44%	14.66%
International Value Trust Series NAV	17.25%	6.04%	1.63%	34.11%	17.54%
MSCI EAFE Index[2,3]	25.62%	8.39%	2.42%	49.58%	27.05%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The MSCI EAFE (Europe, Australasia, Far East) Index (gross of foreign withholding taxes on dividends) is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Lifestyle Aggressive Portfolio (formerly Lifestyle Aggressive PS Series)

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term growth of capital. The trust, except as otherwise described below, operates as a fund of funds and normally invests up to 100% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets. Underlying funds may include exchange traded funds (ETFs) and the trust may invest a significant portion of its assets in ETFs. At the discretion of the Subadvisors, the equity allocation may also include direct investments in equity securities. The Subadvisors may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded or reduced to protect the trust or achieve its investment objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Large blend	82.4
Exchange-traded funds	17.6

*	As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, JHVIT Lifestyle Aggressive Portfolio Series II shares returned 21.56% and the benchmark, a blend of 70% Russell 3000 Index and 30% MSCI EAFE Index, returned 22.50%.

Environment  ►  Equity investors realized steady gains and minimal declines in 2017, especially from September on. For the first time, the widely followed S&P 500 Index delivered positive results in all 12 months of the calendar year, as measured by total return. Other major indices also did well, although small-capitalization shares notably lagged. Growth stocks were clear winners over value shares. Looking at S&P 500 Index sectors, information technology was the year’s top-performing sector by a wide margin, lifted by standout results from large components such as Apple, Inc., Facebook, Inc., and Alphabet, Inc. (Google). On the negative side, the telecommunication services and energy sectors posted losses.

Like their U.S. counterparts, foreign stocks in developed markets posted solid returns in 2017, aided by improving economic and earnings growth, as well as a weaker U.S. dollar. Europe did better than Japan, but both regions delivered healthy double-digit gains. Emerging markets, as a whole, was one of the best-performing equity groups in 2017. Reasonably good outlooks for key economies in the group, coupled with a weaker U.S. dollar, aided stocks in these markets.

From an asset allocation perspective, the trust’s exposure to mid- and small-cap equities detracted from absolute returns as smaller-cap stocks lagged the returns of their large-cap counterparts. Exposure to energy positions also detracted relative to the blended index. Sector positioning in information technology, materials and health care contributed to results. Allocations to emerging markets equities and international equities also contributed to returns.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	Since inception	5-year	Since inception
Lifestyle Aggressive Portfolio Series I (began 11/1/13)	21.78%	—	9.11%	—	43.87%
Lifestyle Aggressive Portfolio Series II (began 11/1/13)	21.56%	—	8.90%	—	42.69%
Lifestyle Aggressive Portfolio Series NAV (began 11/1/13)	21.84%	—	9.17%	—	44.16%
S&P 500 Index[2,4]	21.83%	—	12.84%	—	65.49%
Blended Index[3,4]	22.50%	—	10.19%	—	49.88%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The blended index is composed of 70% Russell 3000 Index and 30% MSCI EAFE Index.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series)

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the trust may invest a significant portion of its assets in ETFs. At the discretion of the Subadvisors, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The Subadvisors may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the trust or achieve its investment objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Large blend	50.4
Intermediate bond	49.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, JHVIT Lifestyle Balanced Portfolio Series II shares returned 12.16% and the benchmark, a blend of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index, and 15% MSCI EAFE Index, returned 12.67%.

Environment  ►  Equity investors realized steady gains and minimal declines in 2017, especially from September on. For the first time, the widely followed S&P 500 Index delivered positive results in all 12 months of the calendar year, as measured by total return. Other major indices also did well, although small-capitalization shares notably lagged. Growth stocks were clear winners over value shares. Looking at S&P 500 Index sectors, information technology was the year’s top-performing sector by a wide margin, lifted by standout results from large components such as Apple, Inc., Facebook, Inc., and Alphabet, Inc. (Google). On the negative side, the telecommunication services and energy sectors posted losses.

Like their U.S. counterparts, foreign stocks in developed markets posted solid returns in 2017, aided by improving economic and earnings growth, as well as a weaker U.S. dollar. Europe did better than Japan, but both regions delivered healthy double-digit gains. Emerging markets, as a whole, was one of the best-performing equity groups in 2017. Reasonably good outlooks for key economies in the group, coupled with a weaker U.S. dollar, aided stocks in these markets.

In the bond market, longer-term Treasury yields stabilized in 2017 after surging near the end of 2016. However, short-term yields rose, especially from September onward, as investors factored in the likelihood of a third increase in the U.S. Federal Reserve’s key interest rate. The two-year Treasury note yield increased from 1.20% at the end of 2016 to 1.89% on the final day of 2017. Overall, the environment for high-quality bonds was positive but fairly muted.

From an asset allocation perspective, the trust’s exposure to mid- and small-cap equities detracted from absolute returns as smaller-cap stocks lagged the returns of their large-cap counterparts. Conversely, an overweight to U.S. large-cap equity and international equity contributed to returns. JHVIT Bond Trust accounts for 100% of the trust’s fixed income exposure and performed in-line with the Bloomberg Barclays U.S. Aggregate Index.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	Since inception	5-year	Since inception
Lifestyle Balanced Portfolio Series I2	12.31%	7.31%	6.28%	42.33%	50.15%
Lifestyle Balanced Portfolio Series II (began 4/29/11)	12.16%	7.14%	6.15%	41.19%	48.94%
Lifestyle Balanced Portfolio Series NAV[3]	12.38%	7.36%	6.31%	42.60%	50.43%
S&P 500 Index[4,7]	21.83%	15.79%	13.03%	108.14%	126.60%
Bloomberg Barclays U.S. Aggregate Bond Index[5,7]	3.54%	2.10%	3.12%	10.95%	22.75%
Blended Index[6,7]	12.67%	7.77%	6.96%	45.38%	56.74%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	Series NAV shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

5	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The blended index is composed of 35% of the Russell 3000 Index, 15% of the MSCI EAFE Index, and 50% of the Bloomberg Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series)

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks a high level of current income with some consideration given to growth of capital. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 20% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the trust may invest a significant portion of its assets in ETFs. At the discretion of the Subadvisors, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The Subadvisors may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the trust or achieve its investment objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Intermediate bond	80.0
Large blend	20.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, JHVIT Lifestyle Conservative Portfolio Series II shares returned 6.74% and the benchmark, a blend of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index, and 6% MSCI EAFE Index, returned 7.11%.

Environment  ►  Equity investors realized steady gains and minimal declines in 2017, especially from September on. For the first time, the widely followed S&P 500 Index delivered positive results in all 12 months of the calendar year, as measured by total return. Other major indices also did well, although small-capitalization shares notably lagged. Growth stocks were clear winners over value shares. Looking at S&P 500 Index sectors, information technology was the year’s top-performing sector by a wide margin, lifted by standout results from large components such as Apple, Inc., Facebook, Inc., and Alphabet, Inc. (Google). On the negative side, the telecommunication services and energy sectors posted losses.

Like their U.S. counterparts, foreign stocks in developed markets posted solid returns in 2017, aided by improving economic and earnings growth, as well as a weaker U.S. dollar. Europe did better than Japan, but both regions delivered healthy double-digit gains. Emerging markets, as a whole, was one of the best-performing equity groups in 2017. Reasonably good outlooks for key economies in the group, coupled with a weaker U.S. dollar, aided stocks in these markets.

In the bond market, longer-term Treasury yields stabilized in 2017 after surging near the end of 2016. However, short-term yields rose, especially from September onward, as investors factored in the likelihood of a third increase in the U.S. Federal Reserve’s key interest rate. The two-year Treasury note yield increased from 1.20% at the end of 2016 to 1.89% on the final day of 2017. Overall, the environment for high-quality bonds was positive but fairly muted.

From an asset allocation perspective, the trust’s exposure to mid- and small-cap equities detracted from absolute returns as smaller-cap stocks lagged the returns of their large-cap counterparts. Conversely, an overweight to U.S. large-cap equity and international equity contributed to returns. JHVIT Bond Trust accounts for 100% of the trust’s fixed income exposure and performed in-line with the Bloomberg Barclays U.S. Aggregate Index.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	Since inception	5-year	Since inception
Lifestyle Conservative Portfolio Series I2	6.96%	4.18%	4.29%	22.75%	32.35%
Lifestyle Conservative Portfolio Series II (began 4/29/11)	6.74%	4.01%	4.15%	21.70%	31.22%
Lifestyle Conservative Portfolio Series NAV[3]	7.01%	4.22%	4.32%	22.97%	32.59%
S&P 500 Index[4,7]	21.83%	15.79%	13.03%	108.14%	126.60%
Bloomberg Barclays U.S. Aggregate Bond Index[5,7]	3.54%	2.10%	3.12%	10.95%	22.75%
Blended Index[6,7]	7.11%	4.37%	4.69%	23.83%	35.77%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	Series NAV shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

5	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The blended index is 14% of the Russell 3000 Index, 6% of the MSCI EAFE Index, and 80% of the Bloomberg Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series)

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term growth of capital. Current income is also a consideration. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the trust may invest a significant portion of its assets in ETFs. At the discretion of the Subadvisors, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The Subadvisors may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the trust or achieve its investment objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Large blend	70.9
Intermediate bond	29.1

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, JHVIT Lifestyle Growth Portfolio Series II shares returned 15.90% and the benchmark, a blend of 49% Russell 3000 Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, and 21% MSCI EAFE Index, returned 16.52%.

Environment  ►  Equity investors realized steady gains and minimal declines in 2017, especially from September on. For the first time, the widely followed S&P 500 Index delivered positive results in all 12 months of the calendar year, as measured by total return. Other major indices also did well, although small-capitalization shares notably lagged. Growth stocks were clear winners over value shares. Looking at S&P 500 Index sectors, information technology was the year’s top-performing sector by a wide margin, lifted by standout results from large components such as Apple, Inc., Facebook, Inc., and Alphabet, Inc. (Google). On the negative side, the telecommunication services and energy sectors posted losses.

Like their U.S. counterparts, foreign stocks in developed markets posted solid returns in 2017, aided by improving economic and earnings growth, as well as a weaker U.S. dollar. Europe did better than Japan, but both regions delivered healthy double-digit gains. Emerging markets, as a whole, was one of the best-performing equity groups in 2017. Reasonably good outlooks for key economies in the group, coupled with a weaker U.S. dollar, aided stocks in these markets.

In the bond market, longer-term Treasury yields stabilized in 2017 after surging near the end of 2016. However, short-term yields rose, especially from September onward, as investors factored in the likelihood of a third increase in the U.S. Federal Reserve’s key interest rate. The two-year Treasury note yield increased from 1.20% at the end of 2016 to 1.89% on the final day of 2017. Overall, the environment for high-quality bonds was positive but fairly muted.

From an asset allocation perspective, the trust’s exposure to mid- and small-cap equities detracted from absolute returns as smaller-cap stocks lagged the returns of their large-cap counterparts. Conversely, an overweight to U.S. large-cap equity and international equity contributed to returns. JHVIT Bond Trust accounts for 100% of the trust’s fixed income exposure and performed in-line with the Bloomberg Barclays U.S. Aggregate Bond Index.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	Since inception	5-year	Since inception
Lifestyle Growth Portfolio Series I2	16.13%	9.45%	7.60%	57.05%	63.08%
Lifestyle Growth Portfolio Series II (began 4/29/11)	15.90%	9.26%	7.46%	55.71%	61.69%
Lifestyle Growth Portfolio Series NAV[3]	16.20%	9.49%	7.63%	57.35%	63.39%
S&P 500 Index[4,7]	21.83%	15.79%	13.03%	108.14%	126.60%
Bloomberg Barclays U.S. Aggregate Bond Index[5,7]	3.54%	2.10%	3.12%	10.95%	22.75%
Blended Index[6,7]	16.52%	10.04%	8.42%	61.34%	71.61%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	Series NAV shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

5	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The blended index is 49% of the Russell 3000 Index, 21% of the MSCI EAFE Index and 30% of the Bloomberg Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series)

Subadvisors: John Hancock Asset Management and John Hancock Asset Management (North America)
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The trust, except as otherwise described below, operates as a fund of funds and normally invests approximately 40% of its assets in underlying funds that invest primarily in equity securities or in futures contracts on equity markets and approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities or in futures contracts on fixed income markets. Underlying funds may include exchange traded funds (ETFs) and the trust may invest a significant portion of its assets in ETFs. At the discretion of the Subadvisors, the equity allocation may also include direct investments in equity securities and the fixed income allocation may also include direct investments in fixed-income securities. The Subadvisors may also determine in light of market or economic conditions that the normal percentage limitations should be exceeded to protect the trust or achieve its investment objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Asset Allocation*	% of Total
Intermediate bond	60.0
Large blend	40.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, JHVIT Lifestyle Moderate Portfolio Series II shares returned 10.28% and the benchmark, a blend of 60% Bloomberg Barclays U.S. Aggregate Bond Index, 28% Russell 3000 Index, and 12% MSCI EAFE Index, returned 10.79%.

Environment  ►  Equity investors realized steady gains and minimal declines in 2017, especially from September on. For the first time, the widely followed S&P 500 Index delivered positive results in all 12 months of the calendar year, as measured by total return. Other major indices also did well, although small-capitalization shares notably lagged. Growth stocks were clear winners over value shares. Looking at S&P 500 Index sectors, information technology was the year’s top-performing sector by a wide margin, lifted by standout results from large components such as Apple, Inc., Facebook, Inc., and Alphabet, Inc. (Google). On the negative side, the telecommunication services and energy sectors posted losses.

Like their U.S. counterparts, foreign stocks in developed markets posted solid returns in 2017, aided by improving economic and earnings growth, as well as a weaker U.S. dollar. Europe did better than Japan, but both regions delivered healthy double-digit gains. Emerging markets, as a whole, was one of the best-performing equity groups in 2017. Reasonably good outlooks for key economies in the group, coupled with a weaker U.S. dollar, aided stocks in these markets.

In the bond market, longer-term Treasury yields stabilized in 2017 after surging near the end of 2016. However, short-term yields rose, especially from September onward, as investors factored in the likelihood of a third increase in the U.S. Federal Reserve’s key interest rate. The two-year Treasury note yield increased from 1.20% at the end of 2016 to 1.89% on the final day of 2017. Overall, the environment for high-quality bonds was positive but fairly muted.

From an asset allocation perspective, the trust’s exposure to mid- and small-cap equities detracted from absolute returns as smaller-cap stocks lagged the returns of their large-cap counterparts. Conversely, an overweight to U.S. large-cap equity and international equity contributed to returns. JHVIT Bond Trust accounts for 100% of the trust’s fixed income exposure and performed in-line with the Bloomberg Barclays U.S. Aggregate Index.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	Since inception	5-year	Since inception
Lifestyle Moderate Portfolio Series I2	10.43%	6.34%	5.74%	35.97%	45.17%
Lifestyle Moderate Portfolio Series II (began 4/29/11)	10.28%	6.17%	5.61%	34.88%	44.01%
Lifestyle Moderate Portfolio Series NAV[3]	10.56%	6.39%	5.78%	36.31%	45.54%
S&P 500 Index[4,7]	21.83%	15.79%	13.03%	108.14%	126.60%
Bloomberg Barclays U.S. Aggregate Bond Index[5,7]	3.54%	2.10%	3.12%	10.95%	22.75%
Blended Index[6,7]	10.79%	6.64%	6.21%	37.88%	49.57%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 1, 2013 reflected Series I expenses, performance would be higher.

3	Series NAV shares were first offered on November 1, 2013. For periods prior to November 1, 2013, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series NAV shares. Had the performance for periods prior to November 1, 2013 reflected Series NAV expenses, performance would be higher.

4	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

5	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

6	The blended index is 28% of the Russell 3000 Index, 12% of the MSCI EAFE Index, and 60% of the Bloomberg Barclays U.S. Aggregate Bond Index.

7	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Mid Cap Index Trust

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Brett Hyrb, CFA, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index by investing at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) common stocks that are included in the S&P MidCap 400 Index; and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the Subadvisor believes as a group will behave in a manner similar to the S&P MidCap 400 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	17.3
Financials	17.2
Industrials	15.7
Consumer discretionary	12.0
Real estate	9.1
Health care	7.5
Materials	7.1
Utilities	5.3
Energy	4.2
Consumer staples	3.8
Telecommunication services	0.1
Short-term investments and other	0.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Mid Cap Index Trust Series I shares returned 15.81% and the S&P MidCap 400 Index returned 16.24%.

Environment  ►  In the S&P MidCap 400 Index (Index), mid-capitalization stocks outperformed relatively smaller-cap stocks and underperformed relatively large-cap stocks. The Index posted gains in each quarter as low volatility, solid corporate fundamentals and on-target earnings helped the market move higher.

The U.S. stock market continued to rise during the first quarter, extending the cyclical rally that began a year ago and continuing the secular rally that began after the 2008 financial crisis. At the Index’s sector level, only the energy and telecommunication services sectors declined.

Global stocks continued to rise during the second quarter, supported by a positive economic outlook and healthy corporate earnings. At the Index’s sector level, only the energy, consumer staples and telecommunication services sectors declined. In the energy sector, the second consecutive quarter of declines mirrored the drop in crude oil prices. Global (Brent) and North American (West Texas Intermediate) crude declined 9% during the quarter.

U.S. equity markets continued the climb in the third quarter, adding several more percentage points to year-to-date gains, with the index’s mid-cap universe posting its seventh consecutive quarterly gain. At the sector level, some of the largest contributors were the industrials, information technology and financials sectors. Within the industrials sector, holdings in the aerospace and defense and road and rail industries were top contributors, with mergers and acquisitions activity in aerospace and strong earnings in trucking helping to generate high double-digit share price increases. Reducing the Index’s advance during the quarter were declines in the health care, real estate and telecommunication services sectors, with the rising interest rate environment and high valuations, especially in the latter two sectors holding back gains.

The U.S. stock market posted high returns again during the fourth quarter, as mid-cap stocks rose amid strong boosts from the industrials, information technology, and consumer discretionary sectors. All other sectors (except for telecommunication services) generated positive returns as well. The strong overall performance was driven by a number of positive factors, including continued synchronized expansion of the global economy, continued accommodative global central bank policies, and low interest rates and inflation, which drove better-than-expected financial performance for many U.S. companies. Also providing significant support in December was the introduction and passing of a sweeping Republican tax plan aimed at lowering corporate taxes and increasing job creation, which helped improve investor sentiment.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Mid Cap Index Trust Series I	15.81%	14.53%	9.50%	97.09%	147.82%
Mid Cap Index Trust Series II	15.51%	14.29%	9.28%	95.04%	142.88%
Mid Cap Index Trust Series NAV	15.86%	14.59%	9.56%	97.56%	149.13%
S&P MidCap 400 Index[2,3]	16.24%	15.01%	9.97%	101.20%	158.57%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks of medium-sized companies.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Mid Cap Stock Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Mario E. Abularach, CFA, Michael T. Carmen, CFA, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term growth of capital by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	36.4
Consumer discretionary	20.5
Health care	15.0
Industrials	12.5
Financials	5.4
Consumer staples	3.1
Real estate	2.7
Materials	2.5
Energy	1.4
Short-term investments and other	0.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Mid Cap Stock Trust Series I shares returned 28.54% and the Russell Midcap Growth Index returned 25.27%.

Environment  ►  Mid-cap growth equities in the U.S. posted positive results for 2017. Throughout the year, plunging oil prices, heightened political risk, and rate hikes from the U.S. Federal Reserve (Fed) were not enough to derail the eight-year-old market rally. While the persistently low rate of inflation has been a concern, the Fed hiked rates three times, raising the benchmark federal funds rate to a range of 1.25% to 1.50% at year-end. U.S. economic data released during the fourth quarter remained encouraging. Tax reform was a key area of focus, with a tax bill signed into law by Donald Trump late in December. Positive sentiments were tempered by continued low inflation and slow wage growth.

Ten of the eleven sectors in the Russell Midcap Growth Index posted absolute gains for the year. Utilities, information technology, and financials led the way, while the energy sector posted negative results during the period.

Stock selection was the primary driver of outperformance during the period. Selection was particularly strong within the consumer discretionary and health care sectors. These results were partially offset by unfavorable selection in the financials and industrials sectors.

Top contributors to relative performance included cloud computing company Arista Networks, Inc., restaurant chain Panera Bread Company, and cloud computing company ServiceNow, Inc. We sold our position in Panera during the period. Top detractors from relative performance were private company and mobile ride share provider Uber Technologies, Inc., beauty salon company Ulta Beauty, Inc., and semiconductor company Advanced Micro Devices, Inc. We sold our position in Ulta during the period.

Allocation among sectors, a residual of our bottom-up stock selection process, also contributed to relative performance. Our overweight exposure to information technology drove positive allocation effects; our underweight to consumer discretionary was also additive. In contrast, our overweight to the energy sector and underweight to financials weighed on relative performance.

At the end of the period, the trust’s largest overweights were in the information technology, consumer discretionary, and health care sectors. Conversely, the materials, industrials, and financials sectors were the largest underweights. The trust significantly increased its exposure to consumer discretionary names over the period; while the sector began the year as the largest underweight, it ended the period as the second largest overweight. Energy, the second largest overweight at the beginning of the period, moved to modest underweight at the end of the year.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Mid Cap Stock Trust Series I	28.54%	14.50%	7.10%	96.81%	98.56%
Mid Cap Stock Trust Series II	28.26%	14.26%	6.88%	94.75%	94.48%
Mid Cap Stock Trust Series NAV	28.66%	14.55%	7.15%	97.27%	99.52%
Russell Midcap Growth Index[2,3]	25.27%	15.30%	9.10%	103.82%	138.95%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell Midcap Growth Index is an unmanaged index that contains those stocks from the Russell Midcap Index with a greater than average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Mid Value Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David J. Wallack

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing at least 80% of its net assets in companies with market capitalizations that are within the Russell Midcap Value Index. The trust invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	21.3
Health care	13.1
Consumer staples	9.7
Energy	9.6
Industrials	9.4
Materials	8.2
Real estate	7.2
Consumer discretionary	6.3
Utilities	5.6
Information technology	2.6
Telecommunication services	0.3
Short-term investments and other	6.7

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ►  For the year ended December 31, 2017, Mid Value Trust Series NAV shares returned 11.46% and the Russell Midcap Value Index returned 13.34%.

Environment  ►  As measured by various Russell indexes, mid-cap stocks outperformed small-cap stocks, but underperformed large-cap stocks. Within the benchmark, information technology led returns, followed by materials and industrials and business services. Telecommunication services and energy declined.

The portfolio underperformed the Russell Midcap Value Index and stock selection in the energy sector was among the biggest detractors. Apache Corp., a petroleum exploration and production firm, impeded results. Recent stock price action has been weak, in sympathy with weak oil prices, as U.S. production from shale oil has been surprisingly strong.

Stock selection in the consumer discretionary and consumer staples sectors detracted from relative performance. In consumer discretionary, shares of toy company Mattel, Inc. have languished amid a weak product cycle within a challenged industry but the company has recently shaken up its upper-level managers and implemented cost-control initiatives. Despite these changes, the firm continues to struggle turning around its business and has reduced revenue projections for this year and cut its dividend. Bunge, Ltd., in consumer staples, is one of the world’s largest grain and oilseed processors, transporters, and traders. Acquisition rumors by large commodities conglomerate Glencore PLC (not held) had provided a boost to share price in mid-2017, but shares have receded recently off of highs from this speculation.

An underweight position in the information technology sector dampened relative results. We have been trimming many positions in the sector, particularly within the semiconductors and semiconductor equipment industry. The space has experienced an increase in valuations as many firms in the industry have been experiencing a surge in demand from expanded applications in automobiles and increased needs on mobile devices.

In contrast, stock selection in utilities contributed to relative performance. NRG Energy, Inc. is a New Jersey-based merchant power generator. The firm has seen a cyclical recovery in natural gas power prices and has recently been relieved from being weighed down from the bankruptcy filing of a business line which the firm had acquired years back.

Security selection in health care boosted relative results. Baxter International, Inc., a medical equipment and devices firm, recently completed a separation of its more-volatile biosciences division. The market has reacted positively, and recent results show early signs that margin expansion in the future could continue to improve profitability.

In the real estate sector, an underweight position benefited relative performance. Historically, we have been underweight real estate, given typically rich valuations that do not meet the valuation focus of the strategy.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Mid Value Trust Series I	11.43%	14.17%	9.35%	93.95%	144.35%
Mid Value Trust Series II	11.21%	13.94%	9.13%	92.01%	139.47%
Mid Value Trust Series NAV	11.46%	14.22%	9.39%	94.43%	145.37%
Russell Midcap Value Index[2,3]	13.34%	14.68%	9.10%	98.33%	138.88%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Mutual Shares Trust

Subadvisor: Franklin Mutual Advisers, LLC
Portfolio Managers: Peter Langerman, F. David Segal, CFA, Deborah A. Turner, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks capital appreciation. Income is a secondary objective. Under normal market conditions, the trust invests primarily in equity securities (including convertible securities or securities the Subadvisor expects to be exchanged for common or preferred stock) of companies of any nation that the Subadvisor believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	21.0
Information technology	12.2
Health care	11.7
Consumer discretionary	11.1
Consumer staples	9.3
Energy	9.1
Industrials	6.9
Materials	5.3
Utilities	2.6
Telecommunication services	2.1
Real estate	1.9
Short-term investments and other	6.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Mutual Shares Trust Series I shares returned 8.32% and the S&P 500 Index returned 21.83%.

Environment  ►  The U.S. economy grew during the 12 months under review. The U.S. Federal Reserve (Fed) began reducing its balance sheet in October and raised its target range for the federal funds rate 0.25% in March, June, and December 2017 to 1.25%—1.50%, amid signs of a growing U.S. economy, strengthening labor market and improving business spending. U.S. equity markets benefited from mostly upbeat economic data, better corporate earnings and improving global economic growth. The markets were also supported by investor confidence arising from pro-growth and pro-business policy plans in the U.S., the prospect for reforms in the European Union and the Fed chair’s optimism about economic growth. The tax reform bill’s passage near period-end drove the S&P 500 Index to near record highs by year end.

Stock selection in the consumer discretionary and financials sectors detracted from performance relative to the benchmark, as did an underweighting and stock selection in the information technology sector.

Individual detractors from the trust’s total return included Israel-based generic drug manufacturer Teva Pharmaceutical Industries, Ltd., industrials company General Electric Company (GE) and energy services company Baker Hughes, a GE Company. Teva suffered from weak earnings, invalidated patents for a top-selling drug and the resignation of its CEO and chief financial officer, and we sold the stock. GE’s stock price declined amid poor cash flow, pension and cost management, and discouraging power market prospects. Shares of Baker Hughes declined as oilfield projects remained challenging and the company posted weaker-than-expected operating results after its merger with GE’s oil and gas business.

Positive contributors to the return included multinational software company Microsoft Corp., construction and mining equipment manufacturer Caterpillar, Inc., and South Korea-based consumer electronics provider Samsung Electronics Company, Ltd. Microsoft benefited from its growing cloud business and from shifting clients to its subscription-based software, while Caterpillar raised its earnings guidance as demand improved. Samsung’s earnings and sales outweighed concerns about its chief executive officer’s government bribery conviction and North Korean geopolitical tensions.

During the year, the trust held currency forwards to partially hedge the currency risk of the trust’s non-US dollar investments. The hedges had a negative impact on the trust’s performance.

At period-end, equities remained the core of the trust. Sector weightings that declined during the year included health care, consumer staples and industrials, while consumer discretionary, information technology and telecommunication services were among those that increased. Consistent with its investment strategy, the trust maintained some exposure to distressed debt and reorganization securities and merger arbitrage strategies.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Mutual Shares Trust Series I2	8.32%	10.64%	5.14%	65.77%	65.03%
S&P 500 Index[3,4]	21.83%	15.79%	8.50%	108.14%	126.03%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered on January 28, 2008. For periods prior to January 28, 2008, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I shares. Had the performance for periods prior to January 28, 2008 reflected Series I expenses, performance would be lower. Series NAV shares ceased operations on October 21, 2016.

3	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Real Estate Securities Trust

Subadvisor: Deutsche Investment Management Americas Inc.
Portfolio Managers: Robert Thomas, John W. Vojticek, David W. Zonavetch, CPA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks a combination of long-term capital appreciation and current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (REITs) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
Specialized REITs	21.6
Retail REITs	17.3
Residential REITs	15.6
Office REITs	12.5
Industrial REITs	9.6
Health care REITs	8.3
Hotel and resort REITs	4.8
Diversified REITs	4.7
IT consulting and other services	2.7
Hotels, resorts and cruise lines	2.4
Short-term investments and other	0.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Real Estate Securities Trust Series I shares returned 6.24% and the MSCI U.S. REIT Index returned 5.07%.

Environment  ►  Broader U.S. equities were in a full bull market throughout 2017, with the S&P 500 Index returning 21.83%, as several factors played a role. First, President Trump’s victory helped the market anticipate the potential for less regulation. An environment that was essentially interpreted as pro-growth sparked a rally in the stock market for 2017.

Volatility, as measured by the level of the VIX Index, was relatively subdued in 2017, which stemmed from strengthening corporate earnings, economic growth, more stability in Europe, and relatively stable interest rates. Furthermore, global monetary policy was relatively accommodative throughout 2017 which flowed through corporate earnings. In addition, low interest rates allowed companies to raise cheap capital to help spur growth or improve balance sheets. Finally, investor sentiment remained exceptionally healthy throughout 2017.

Specific to U.S. real estate, the defensive characteristics of the asset class were largely out of favor in 2017 as the market focused on more cyclical segments of the equity market given the “risk-on” backdrop. From a positioning standpoint, the trust has a bias towards global property stocks with high-quality assets. They tend to have business models that operate in market segments with favorable supply/demand dynamics and, importantly, solid management teams with a solid track record of adding value for shareholders. Going forward, we believe that real estate is setting up for a nice 2018 year relative to broader local equity and bond markets. A strong fundamental backdrop for REITs combined with favorable supply/demand dynamics should continue to drive ample cash flow growth going forward. There are likely broader sector level themes that may impact each sector, but we believe stock selection will be the key driver going forward in this market.

During its most recent fiscal year, the trust’s outperformance relative to the benchmark was characterized by strong stock selection and positive sector allocation. Stock selection was strongest in the data center, specialty, and apartment segments. This was somewhat offset by weak stock selection in the health care and industrial sectors. From an allocation perspective, our underweight to the underperforming mall segment and overweight to the outperforming industrial segment throughout the year were the primary contributors to relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Real Estate Securities Trust Series I	6.24%	8.94%	7.21%	53.47%	100.70%
Real Estate Securities Trust Series II	6.06%	8.72%	7.00%	51.92%	96.75%
Real Estate Securities Trust Series NAV	6.26%	9.00%	7.27%	53.86%	101.77%
MSCI U.S. REIT Index[2,3]	5.07%	9.34%	7.44%	56.29%	105.05%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The MSCI U.S. REIT Index (gross of foreign withholding taxes on dividends) is an unmanaged index consisting of the most actively traded real estate investment trusts.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Science & Technology Trust

Subadvisors: Allianz Global Investors US, LLC, T. Rowe Price Associates, Inc.
Portfolio Managers: Kennard W. Allen, Huachen Chen, CFA, Walter C. Price, Jr., CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term growth of capital. Current income is incidental to the trust’s objective. Under normal market conditions, the trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	71.6
Consumer discretionary	15.8
Health care	5.1
Industrials	1.8
Materials	0.5
Telecommunication services	0.3
Real estate	0.2
Short-term investments and other	4.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Science & Technology Trust Series I shares returned 41.13% and the Lipper Science and Technology Index returned 37.13%.

Environment  ►  U.S. stocks posted strong returns in 2017, buoyed by solid corporate earnings and economic growth. Throughout the year, hopes that President Trump’s proposals for lower tax rates, reduced regulation, and increased infrastructure spending would be enacted supported the market. While the Federal Reserve raised its interest rate target three times in 2017, the central bank’s moves were widely expected and did not disrupt equity markets. In the closing weeks of the year, Congress passed and President Trump signed legislation that reduces tax rates for corporations and closely held businesses, reduces marginal tax rates for individuals at most income levels, and changes the limits for various individual tax deductions. Most major stock indexes finished the year near record levels amid expectations that the new tax law would add to economic growth in 2018.

Allianz Global Investors  ►  The primary drivers for the portfolio’s absolute and relative performance include overweights in some high-growth software companies including Square, Inc., ServiceNow, Inc., and Paycom Software, Inc., as well as an overweight in Alibaba Group Holding, Ltd. and strong stock selection within the semiconductor industry. Within semiconductors, our holdings in Micron Technology, Inc. and Lam Research Corp. were among the strongest performers.

On the flip side, an underweight to some mega cap technology companies such as Apple, Inc., Amazon.com, Inc., Microsoft Corp., and Facebook, Inc. detracted from relative performance. While the underweight positions hurt relative performance, these stocks remain a sizeable portion of the portfolio and our positions helped the portfolio’s absolute returns. We maintain a positive long term view of these companies, but the benchmark is heavily concentrated into the largest technology companies. Other top detractors from relative returns included PayPal Holdings, Inc. and Intuit, Inc., as well as an overweight position in Proofpoint, Inc.

T. Rowe Price  ►  Stock selection and sector allocation in the Internet and software sectors were the largest contributors to relative performance. Shares of the Chinese online marketplace 58.com, Inc., the New York-based investment firm Altaba, Inc., and the e-commerce giant Amazon.com, Inc. drove relative returns during the period. The software segment contributed to relative performance as well. Shares of Red Hat, Inc. helped during the period. Red Hat provides open-source software products to the enterprise community.

Stock selection in the health care sector detracted from relative performance. Shares of pharmaceutical companies Shire PLC and Roche Holding AG detracted. Shares of Shire dropped as the result of a massive earnings revision in 2017. Media companies also dragged down relative returns.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Science & Technology Trust Series I	41.13%	21.47%	11.86%	164.44%	206.82%
Science & Technology Trust Series II	40.81%	21.23%	11.64%	161.85%	200.78%
Science & Technology Trust Series NAV	41.21%	21.53%	11.92%	165.07%	208.36%
S&P 500 Index[2,4]	21.83%	15.79%	8.50%	108.14%	126.03%
Lipper Science and Technology Index[3,4]	37.13%	19.36%	10.52%	142.22%	171.80%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The Lipper Science and Technology Index consists of the 30 largest funds in the Lipper peer category that invest primarily in the equity securities of domestic companies engaged in science and technology.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Small Cap Growth Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Steven C. Angeli, CFA, Mario E. Abularach, CFA, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small-cap companies. For the purposes of the trust, “small cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index or the S&P SmallCap 600 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	27.0
Health care	17.8
Consumer discretionary	17.7
Industrials	16.1
Financials	8.7
Real estate	3.3
Consumer staples	3.0
Materials	2.5
Energy	1.5
Short-term investments and other	2.4

*	As a percentage of net assets

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Small Cap Growth Trust Series NAV shares returned 26.70% and the Russell 2000 Growth Index returned 22.17%.

Environment  ►  U.S. growth equities posted positive results for 2017. Throughout the year, plunging oil prices, heightened political risk, and three rate hikes from the U.S. Federal Reserve (Fed) were not enough to derail the eight-year-old market rally. While persistently low inflation has been a concern, the Fed raised the benchmark federal funds rate to a range of 1.25% to 1.50% as of year-end. Economic data released during the fourth quarter remained encouraging. Tax reform was a key area of focus, culminating with a tax reform bill signed into law by Donald Trump at the end of December.

Security selection was the sole driver of relative outperformance during the period. Selection was particularly strong within the consumer discretionary and information technology sectors and overwhelmed weaker selection in the financials and industrials sectors.

Sector allocation, a result of our bottom-up stock selection process, detracted from relative performance during the period, driven largely by the trust’s underweight to the health care and industrials sectors and overweight allocations to the energy and financials sectors. A small cash position in an upward trending market also weighed on relative results. This was partially offset by underweight allocations to the weak consumer staples and consumer discretionary sectors, which aided relative performance.

Top contributors to relative performance included Align Technology, Inc., a global medical device company, Arista Networks, Inc., a company that provides cloud network solutions, and quick-service restaurant and bakery, Panera Bread Company. We sold all three positions during the period.

Top detractors from relative performance included research-based development stage pharmaceutical company, Nektar Therapeutics, and oncology-focused biopharmaceutical company TESARO, Inc. We continue to hold Nektar and TESARO.

At the end of the period, stock-by-stock decisions led to overweight allocations in the consumer discretionary, information technology, and financials sectors. The health care sector continued to be the trust’s largest underweight, followed by materials and industrials. The largest changes during the period were an increase in the overweight to information technology and financials. We also shifted from underweight to overweight exposure to consumer discretionary and moved to an overweight from an underweight in industrials.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Small Cap Growth Trust Series I	26.47%	12.82%	6.99%	82.75%	96.55%
Small Cap Growth Trust Series II	26.27%	12.60%	6.79%	81.04%	92.82%
Small Cap Growth Trust Series NAV	26.70%	12.90%	7.06%	83.41%	97.78%
Russell 2000 Growth Index[2,3]	22.17%	15.21%	9.19%	102.96%	140.89%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater than average growth orientation.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Small Cap Index Trust

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Brett Hyrb, CFA, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to approximate the aggregate total return of a small-cap U.S. domestic equity market index. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) common stocks that are included in the Russell 2000 Index; and (b) securities (which may or may not be included in the Russell 2000 Index) that the Subadvisor believes as a group will behave in a manner similar to the Russell 2000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	17.5
Information technology	16.3
Industrials	15.1
Health care	15.1
Consumer discretionary	12.3
Real estate	6.6
Materials	4.5
Energy	3.9
Utilities	3.5
Consumer staples	2.7
Telecommunication services	0.8
Short-term investments and other	1.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Small Cap Index Trust Series I shares returned 14.39% and the Russell 2000 Index returned 14.65%.

Environment  ►  The Russell 2000 Index (Index) generated a strong return for 2017, although small-capitalization stocks in the U.S. underperformed both mid-cap and large-cap stocks. Stocks of companies with low volatility, solid corporate fundamentals, and earnings that remained on track helped drive the market.

At the sector level, all but three sectors generated positive returns in the first quarter, with declines only in the energy, financials, and telecommunication services sectors. In financials, the largest sector Index weight, share prices overall were flat as declines within regional banks helped carry the sector down. In health care, the Index’s best performer and fourth-largest sector, the biotechnology industry’s strong performance was a primary contributor for the quarter.

In the second quarter, most U.S. indexes climbed to new highs, supported by strong corporate earnings and improving economic sentiment. Many small-cap equities set record highs over the period and generally outperformed large-cap equities in June. Only energy, consumer staples, and materials sectors failed to generate positive returns in the second quarter. On the positive side, growing consumer demand, drove information technology sector stocks higher, led by the Internet, electronic equipment and software sub-sectors.

The bull market for U.S. equities continued in the third quarter, with small-cap stocks posting their sixth straight quarter of positive returns. The industrials, health care, and financials sectors made the largest contributions, with all remaining sectors posting gains for the period. In the industrials sector, while share price strength was broad owing to a stronger economy, the machinery and road and rail sub-sectors led in gains. Many companies in the Index were expected to benefit the most from a reduction in corporate taxes in 2018.

In the fourth quarter, the U.S. stock markets posted above-average returns, with small-cap stocks led by the consumer discretionary, industrials, and health care sectors. A number of positive factors drove the strong overall performance, including continued synchronized expansion of the global economy, continued accommodative global central bank policy and low interest rates and inflation, which provided an environment for better-than-expected financial performance of many U.S. companies. Also positive for the markets in December was the introduction and passing of a sweeping tax reform aimed at lowering corporate taxes and stimulating job creation.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Small Cap Index Trust Series I	14.39%	13.86%	8.45%	91.39%	125.12%
Small Cap Index Trust Series II	14.18%	13.63%	8.23%	89.47%	120.59%
Small Cap Index Trust Series NAV	14.43%	13.92%	8.50%	91.89%	126.17%
Russell 2000 Index[2,3]	14.65%	14.12%	8.71%	93.58%	130.54%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Small Cap Opportunities Trust

Subadvisors: Dimensional Fund Advisors LP, GW&K Investment Management, LLC (formerly managed by Invesco Advisers, Inc.)
Portfolio Managers: Joseph H. Chi, CFA, Jed S. Fogdall, Joel Schneider, Joseph C. Craigen, CFA, Daniel L. Miller, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Industrials	20.7
Financials	19.9
Consumer discretionary	15.9
Information technology	14.4
Health care	9.7
Energy	6.8
Materials	5.0
Consumer staples	2.4
Real estate	1.6
Utilities	0.6
Telecommunication services	0.5
Short-term investments and other	2.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Small Cap Opportunities Trust Series I shares returned 11.07% and the Russell 2000 Value Index returned 7.84%.

Market Environment  ►  The U.S. market had positive performance for the one-year period but underperformed both developed ex-U.S. markets and emerging markets. The Russell 3000 Index returned 21.1%, as compared to 25.2% for the MSCI World ex USA IMI (net dividends) and 36.8% for the MSCI Emerging Markets IMI (net dividends).

Along the market capitalization dimension, small caps (Russell 2000 Index) underperformed large caps (Russell 1000 Index) for the one-year period. Mid caps (Russell Midcap) underperformed large caps and outperformed small caps. Along the relative price dimension, large cap value stocks (Russell 1000 Value Index) underperformed large cap growth stocks (Russell 1000 Growth Index), and small cap value stocks (Russell 2000 Value Index) underperformed small cap growth stocks (Russell 2000 Growth Index). Profitability premiums were mixed in the U.S. market for the period. Higher-profitability stocks outperformed among large caps. In the small cap growth segment of the market, stocks with the lowest profitability and highest relative price outperformed stocks with higher profitability. However, higher-profitability stocks generally outperformed throughout the rest of the small cap universe.

Dimensional Fund Advisors LP   ►  With mid caps outperforming small caps for the year, the trust’s inclusion of mid caps was a key driver of outperformance relative to the small cap benchmark, which only holds small caps. The trust’s general exclusion of real estate investment trusts (REITs) also had a positive impact on relative performance, as REITs underperformed the overall index.

Invesco Advisers, Inc./GW&K Investment Management LLC   ►  The information technology sector boosted performance due to favorable stock selection. Take Two Interactive Software Inc., an entertainment software developer, was a notable contributor to performance. The company was boosted by solid quarterly results as well as better than expected sales from their Grand Theft Auto game franchise. We sold Take Two as we believed further upside is limited. Coherent Inc., a photonics manufacturer, was a contributor to performance as well. The company’s stock rose on better than expected results helped by adoption of its specialized technology for display screens in consumer electronics. Stock selection in the financials and consumer discretionary sectors also contributed to relative performance.

Conversely, despite posting a solid return in the health care sector the trust underperformed the index. The trust’s structural underweight exposure to the biotechnology industry was a notable detractor during the year.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Small Cap Opportunities Trust Series I	11.07%	12.55%	7.46%	80.58%	105.25%
Small Cap Opportunities Trust Series II	10.86%	12.33%	7.24%	78.83%	101.18%
Small Cap Opportunities Trust Series NAV	11.19%	12.62%	7.51%	81.14%	106.34%
Russell 2000 Value Index[2,4]	7.84%	13.01%	8.17%	84.29%	119.37%
Russell 2000 Index[3,4]	14.65%	14.12%	8.71%	93.58%	130.54%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

3	The Russell 2000 Index is an unmanaged index composed of 2,000 U.S. small capitalization stocks.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Small Cap Value Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Timothy J. McCormack, CFA, Shaun F. Pedersen

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Industrials	33.1
Financials	21.6
Materials	8.6
Information technology	7.3
Health care	6.3
Real estate	6.0
Energy	4.1
Consumer staples	4.0
Consumer discretionary	3.7
Utilities	1.7
Short-term investments and other	3.6

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Small Cap Value Trust Series NAV shares returned 3.79% and the Russell 2000 Value Index returned 7.84%.

Environment  ►  U.S. small cap equities posted positive results for 2017. Throughout the year, plunging oil prices, heightened political risk, and rate hikes from the U.S. Federal Reserve (Fed) were not enough to derail the eight-year-old market rally. While persistently low inflation has been a concern, the Fed hiked rates three times in the year, raising the benchmark federal funds rate to a range of 1.25% to 1.50% at year-end. U.S. Economic data released during the fourth quarter remained encouraging. Tax reform was a key area of focus, culminating with a tax reform bill signed into law by Donald Trump at the end of December.

Stock selection was the primary driver of relative underperformance over the period, particularly within the industrials, consumer discretionary, information technology, and energy sectors. These results were partially offset by positive selection within health care and materials.

The trust’s top detractors from relative performance during the period included Fred’s, Inc., a general merchandise and pharmacy retailer, Matthews International Corp., a provider of brand solutions, memorialization products and industrial technologies, and Smart & Final Stores, Inc., a west coast value-priced grocer. We continue to hold all three as of the end of the period.

Sector allocation, a residual of our bottom-up stock selection process, contributed to relative returns. Overweight allocations to industrials and health care and underweight allocations to real estate and financials contributed positively to relative returns. This was offset by the portfolio’s underweight to consumer discretionary, utilities and information technology and overweight to consumer staples. A fractional cash position in an upward trending market also weighed on relative results.

The trust’s top contributors to relative returns during the period included Cranswick PLC, a British food supplier, Kemper Corp., a multi-line insurer, and Albany International Corp., a producer of specialty fabrics, predominantly used in aerospace applications.

At the end of the period, the trust was overweight the industrials, materials, and consumer staples sectors. The financials sector continued to be the trust’s largest underweight, followed by consumer discretionary, and utilities. The largest changes during the period included an increase in the trust’s overweight to materials and underweight to financials. We also shifted from an overweight to a slight underweight position in the health care sector.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Small Cap Value Trust Series I	3.73%	12.39%	9.66%	79.35%	151.44%
Small Cap Value Trust Series II	3.50%	12.15%	9.43%	77.45%	146.26%
Small Cap Value Trust Series NAV	3.79%	12.43%	9.71%	79.67%	152.57%
Russell 2000 Value Index[2,3]	7.84%	13.01%	8.17%	84.29%	119.37%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Small Company Value Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: J. David Wagner

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks long-term growth of capital by investing at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Financials	30.4
Industrials	12.9
Consumer discretionary	10.3
Information technology	8.6
Real estate	8.3
Health care	7.2
Utilities	6.1
Materials	5.2
Energy	5.1
Consumer staples	4.1
Short-term investments and other	1.8

*	As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ►  For the year ended December 31, 2017, Small Company Value Trust Series I shares returned 11.49% and the Russell 2000 Value Index returned 7.84%.

Market Environment  ►  U.S. stocks posted strong returns in 2017, buoyed by solid corporate earnings and economic growth. Throughout the year, hopes that President Trump’s proposals for lower tax rates, reduced regulation, and increased infrastructure spending would be enacted supported the market. While the Federal Reserve raised its interest rate target three times in 2017, the central bank’s moves were widely expected and did not disrupt equity markets. In the closing weeks of the year, Congress passed and President Trump signed legislation that reduces tax rates for corporations and closely held businesses, reduces marginal tax rates for individuals at most income levels, and changes the limits for various individual tax deductions. Most major stock indexes finished the year near record levels amid expectations that the new tax law would add to economic growth in 2018.

The portfolio had a robust gain for the 12-month period and outperformed the Russell 2000 Value Index, due to both stock selection and sector allocation. The financials group added the most value to relative performance, driven mostly by stock selection. Financial technology innovator Green Dot Corp. was the driving stock in this group for the period. The firm is the leading provider of general purpose reloadable cards in the U.S. and has made moves to focus on operational improvement to address a significant market opportunity. Additionally, SVB Financial Group, a California-based financial services company, benefited from its position as a market leader within the venture capital banking niche.

Information technology, utilities, and energy were other sources of relative strength, due to stock choices. An overweight to the health care sector also contributed to performance for the period. One notable name in the health care group was Quidel Corp., a diagnostic testing solutions firm, whose share price surged mid-summer 2017 and rose through much of late 2017 due to positive developments from the firm’s opportunity to purchase assets at a favorable price.

The industrials sector was the only notable source of relative weakness, which was due to stock selection. CIRCOR International, Inc.—which designs, manufactures, and markets engineered products and subsystems—was a notable detractor in this group for the period. Its exposure to oil end markets continued to weigh on share prices, and despite a slight uptick in oil prices over the past year, the companies operating in this space are experiencing a challenging environment.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Small Company Value Trust Series I	11.49%	12.91%	9.10%	83.48%	138.96%
Small Company Value Trust Series II	11.26%	12.68%	8.88%	81.65%	134.12%
Small Company Value Trust Series NAV	11.58%	12.97%	9.16%	83.97%	140.16%
Russell 2000 Value Index[2,3]	7.84%	13.01%	8.17%	84.29%	119.37%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Strategic Equity Allocation Trust

Subadvisors: John Hancock Asset Management
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks capital appreciation by investing at least 80% of its net assets in U.S. and foreign equity securities of any market capitalization, including futures on indexes of equity securities. The trust’s allocation to various markets and types of securities will be actively managed.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	17.0
Financials	16.7
Consumer discretionary	11.9
Industrials	11.9
Health care	11.8
Consumer staples	8.5
Energy	5.5
Materials	4.9
Real estate	3.6
Utilities	3.1
Telecommunication services	2.4
Short-term investments and other	2.7

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Strategic Equity Allocation Trust Series NAV shares returned 21.77% and the benchmark, a blend of 70% Russell 3000 Index and 30% MSCI EAFE Index, returned 22.50%.

Environment  ►  Equity investors realized steady gains and minimal declines in 2017, especially from September on. For the first time, the widely followed S&P 500 Index delivered positive results in all 12 months of the calendar year, as measured by total return. Other major indices also did well, although small-capitalization shares notably lagged. Growth stocks were clear winners over value shares. Looking at S&P 500 Index sectors, information technology was the year’s top-performing sector by a wide margin, lifted by standout results from large components such as Apple, Inc., Facebook, Inc., and Alphabet, Inc. (Google). On the negative side, the telecommunication services and energy sectors posted losses.

Like their U.S. counterparts, foreign stocks in developed markets posted solid returns in 2017, aided by improving economic and earnings growth, as well as a weaker U.S. dollar. Europe did better than Japan, but both regions delivered healthy double-digit gains. Emerging markets, as a whole, was one of the best-performing equity groups in 2017. Reasonably good outlooks for key economies in the group, coupled with a weaker U.S. dollar, aided stocks in these markets.

The strategy is an actively managed portfolio that provides exposure to U.S. large-, mid- and small-cap stocks, as well as international stocks. At the end of 2017, the strategy maintained a bias towards U.S. large-cap equities, with lesser allocations to international large-cap equities, U.S. mid-caps and U.S. small-caps. The strategy’s performance over the year was driven by our asset class positioning.

From an asset allocation perspective, an overweight to U.S. large-cap equity and international equity contributed to returns. The trust’s exposure to mid- and small-cap equities detracted from returns in absolute terms, as smaller-cap stocks lagged the returns of their large-cap counterparts, but our underweight versus the benchmark provided a boost to relative returns.

A synchronized global economic recovery appears underway, with an impressive list of countries and sectors growing at the fastest pace in roughly a decade. The backdrop for this recovery includes broad growth in sales and earnings from corporations across all the major economies. With that said however, we believe equity markets have been overbought and returns could be limited by relatively high valuations, especially in the U.S. We see more attractive relative opportunities in non-U.S. markets which offer both better earnings prospects and lower valuations than the U.S.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	Since inception	5-year	Since inception
Strategic Equity Allocation Trust Series NAV (began 4/16/12)	21.77%	12.67%	12.36%	81.56%	94.75%
S&P 500 Index[2,4]	21.83%	15.79%	14.55%	108.14%	117.50%
Blended Index[3,4]	22.50%	13.44%	13.09%	87.86%	101.91%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The blended index is composed of 70% Russell 3000 Index and 30% MSCI EAFE Index.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Total Stock Market Index Trust

Subadvisor: John Hancock Asset Management (North America)
Portfolio Managers: Brett Hyrb, CFA, Ashikhusein Shahpurwala, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in: (a) the common stocks that are included in the Wilshire 5000 Total Market Index; and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the Subadvisor believes as a group will behave in a manner similar to the Wilshire 5000 Total Market Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Information technology	22.1
Financials	15.3
Consumer discretionary	12.9
Health care	12.3
Industrials	10.5
Consumer staples	8.0
Energy	6.6
Real estate	3.7
Materials	3.3
Utilities	2.8
Telecommunication services	2.0
Short-term investments and other	0.5

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Total Stock Market Index Trust Series I shares returned 20.59% and the Wilshire 5000 Total Market Index returned 21.00%.

Environment  ►  The Wilshire 5000 Total Market Index generated a strong total return, with gains made in each quarter. U.S. large-capitalization stocks outperformed both mid-cap and small-cap stocks. Stocks of companies with low volatility, solid corporate fundamentals, and earnings that remained on track helped drive the market.

The U.S. stock market pushed higher during the first quarter, extending the cyclical rally that began in early 2016, and furthering the secular rally that began after the 2008 financial crisis. Heavy sector rotation was prominent as investors weighed the likelihood that various elements of the Trump administration’s legislative and policy agendas would be enacted. At a sector level, only energy and telecommunication services declined in the quarter.

Global stocks continued gaining in the second quarter, supported by a positive economic outlook and overall healthy corporate earnings. In U.S. equity markets, most indexes rose to new highs. At a sector level, energy and telecommunication services declined again while all other sectors gained. The drop in the energy sector mirrored the falling crude oil prices.

In the third quarter, major U.S. equity indices closed at another record high. In the information technology sector, large-cap market leaders continued to make gains. Financials, health care, and industrials rounded out the top sectors. In the financials sector, performance was broad-based, led by large-cap, money-center banks. All sectors posted positive returns for the period, save for a small decline in the consumer staples sector as investors diverted assets into relatively higher-risk sectors.

Finally, U.S. equities experienced a tremendous fourth quarter, noteworthy not only for strong returns but also for the lack of volatility. A number of factors drove the strong overall performance, including the continued synchronized expansion of the global economy and continued generally accommodative global central bank policies. Another market boost in December was the introduction and passing of a Republican tax plan aimed at lowering corporate taxes and increasing job creation. Over the quarter, the information technology sector reported robust corporate earnings. The more defensive sectors, such as utilities, telecommunication services, and real estate lagged, amid a challenging environment of rising interest rates.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Total Stock Market Index Trust Series I	20.59%	14.90%	8.20%	100.23%	119.95%
Total Stock Market Index Trust Series II	20.33%	14.66%	7.98%	98.22%	115.51%
Total Stock Market Index Trust Series NAV	20.65%	14.94%	8.25%	100.61%	121.00%
Wilshire 5000 Total Market Index[2,3]	21.00%	15.43%	8.63%	104.93%	128.78%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Wilshire 5000 Total Market Index is an unmanaged index which measures the performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Utilities Trust

Subadvisor: MFS Investment Management
Portfolio Managers: Claud P. Davis, Maura A. Shaughnessy, Scott Walker

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks capital growth and current income by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Composition*	% of Total
Utilities	58.8
Energy	18.0
Telecommunication services	13.3
Consumer discretionary	4.4
Real estate	2.9
Industrials	0.8
Short-term investments and other	1.8

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Utilities Trust Series I shares returned 14.74% and the S&P 500 Utilities Index returned 12.11%.

Environment  ►  For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The U.S. Federal Reserve increased interest rates by 25 basis points three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five, since December 2015.

Consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects.

Strong stock selection in the electric power industry was a primary contributor to performance relative to the S&P 500 Utilities Index. Notable contributors to performance within this industry included underweight holdings of utility company PG&E Corp. and retail electric services provider The Southern Company.

The portfolio’s holdings of electricity and gas distributor Enel SpA (Italy), renewable energy company EDP Renovaveis SA (Portugal), electricity provider NextEra Energy Partners LP, and energy and power generation company Dynegy, Inc. further benefited relative performance. A position in power generation company NRG Energy, Inc. also helped relative returns. Of this group, only NRG was represented in the benchmark, and all posted strong returns.

The portfolio’s out-of-benchmark allocation to the natural gas pipeline industry was a primary detractor from relative performance. The portfolio’s holdings of oil & gas pipeline operator Energy Transfer Partners LP, oil transportation and storage company Plains GP Holdings LP, and natural gas transmission and distributor Enbridge, Inc. (Canada) detracted value from relative returns. The impact was magnified as these companies are not represented in the index.

Elsewhere, an underweight position in electricity provider NextEra weakened relative performance. The portfolio’s holdings of telecommunications company Frontier Communications Corp. and cable and telecommunications company Altice USA, Inc. further hurt relative returns.

PERFORMANCE TABLE[1]	Average Annual Total Returns			Cumulative Total Returns
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Utilities Trust Series I	14.74%	8.13%	5.30%	47.84%	67.56%
Utilities Trust Series II	14.52%	7.92%	5.09%	46.36%	64.29%
Utilities Trust Series NAV	14.82%	8.20%	5.36%	48.27%	68.53%
S&P 500 Utilities Index[3,4]	12.11%	12.62%	6.31%	81.13%	84.40%
S&P 500 Index[2,4]	21.83%	15.79%	8.50%	108.14%	126.03%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index composed of 500 widely traded U.S. common stocks.

3	The S&P 500 Utilities Index is a capitalization-weighted index that consists of companies in the S&P 500 Index that are primarily involved in water, electrical power and natural gas distribution industries.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

John Hancock Variable Insurance Trust

Shareholder expense example

As a shareholder of a portfolio of John Hancock Variable Insurance Trust, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses. In the case of the American Portfolios and the Lifestyle Portfolios, in addition to the operating expenses that the portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would be higher than amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2017 through December 31, 2017).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1] 7/1/2017– 12/31/2017	Annualized Expense Ratio
500 Index Trust
Series I — Actual	$1,000.00	$1,112.90	$1.60	0.30%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.53	0.30%
Series II — Actual	1,000.00	1,111.50	2.66	0.50%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Series NAV — Actual	1,000.00	1,112.70	1.33	0.25%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%
Alpha Opportunities Trust
Series I — Actual	$1,000.00	$1,084.20	$6.15	1.17%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.30	5.95	1.17%
Series NAV — Actual	1,000.00	1,084.70	5.89	1.12%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
American Asset Allocation Trust
Series I — Actual	$1,000.00	$1,072.00	$3.24	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[2]
Series II — Actual	1,000.00	1,072.60	3.71	0.71%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.62	0.71%[2]
Series III — Actual	1,000.00	1,074.80	1.41	0.27%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.38	0.27%[2]

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1] 7/1/2017– 12/31/2017	Annualized Expense Ratio
American Global Growth Trust
Series I — Actual	$1,000.00	$1,106.50	$3.45	0.65%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%[2]
Series II — Actual	1,000.00	1,106.00	3.77	0.71%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.62	0.71%[2]
Series III — Actual	1,000.00	1,108.10	1.54	0.29%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%[2]
American Growth Trust
Series I — Actual	$1,000.00	$1,113.60	$3.30	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[2]
Series II — Actual	1,000.00	1,113.40	3.62	0.68%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.47	0.68%[2]
Series III — Actual	1,000.00	1,115.50	1.44	0.27%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.38	0.27%[2]
American Growth-Income Trust
Series I — Actual	$1,000.00	$1,113.30	$3.30	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[2]
Series II — Actual	1,000.00	1,112.30	3.73	0.70%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.57	0.70%[2]
Series III — Actual	1,000.00	1,114.60	1.44	0.27%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.38	0.27%[2]
American International Trust
Series I — Actual	$1,000.00	$1,112.40	$3.30	0.62%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%[2]
Series II — Actual	1,000.00	1,111.50	3.99	0.75%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%[2]
Series III — Actual	1,000.00	1,114.10	1.44	0.27%[2]
Series III — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.38	0.27%[2]
Blue Chip Growth Trust
Series I — Actual	$1,000.00	$1,143.70	$4.38	0.81%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.13	0.81%
Series II — Actual	1,000.00	1,142.20	5.45	1.01%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.14	1.01%
Series NAV — Actual	1,000.00	1,143.80	4.11	0.76%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%
Capital Appreciation Trust
Series I — Actual	$1,000.00	$1,161.60	$4.30	0.79%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.02	0.79%
Series II — Actual	1,000.00	1,159.70	5.39	0.99%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.04	0.99%
Series NAV — Actual	1,000.00	1,160.90	4.03	0.74%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.77	0.74%
Capital Appreciation Value Trust
Series I — Actual	$1,000.00	$1,055.30	$4.56	0.88%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%
Series II — Actual	1,000.00	1,055.30	5.59	1.08%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.50	1.08%
Series NAV — Actual	1,000.00	1,055.90	4.30	0.83%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Emerging Markets Value Trust
Series I — Actual	$1,000.00	$1,135.90	$6.41	1.19%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.06	1.19%
Series II — Actual	1,000.00	1,133.80	8.44	1.57%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,017.30	7.98	1.57%
Series NAV — Actual	1,000.00	1,135.40	5.76	1.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1] 7/1/2017– 12/31/2017	Annualized Expense Ratio
Equity Income Trust
Series I — Actual	$1,000.00	$1,101.40	$4.13	0.78%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.97	0.78%
Series II — Actual	1,000.00	1,100.40	5.19	0.98%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.99	0.98%
Series NAV — Actual	1,000.00	1,101.70	3.87	0.73%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.50	3.72	0.73%
Financial Industries Trust
Series I — Actual	$1,000.00	$1,091.50	$4.64	0.88%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%
Series II — Actual	1,000.00	1,090.10	5.69	1.08%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.50	1.08%
Series NAV — Actual	1,000.00	1,091.40	4.38	0.83%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.00	4.23	0.83%
Fundamental All Cap Core Trust
Series I — Actual	$1,000.00	$1,143.40	$4.11	0.76%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.87	0.76%
Series II — Actual	1,000.00	1,142.20	5.18	0.96%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.40	4.89	0.96%
Series NAV — Actual	1,000.00	1,144.10	3.84	0.71%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.62	0.71%
Fundamental Large Cap Value Trust
Series I — Actual	$1,000.00	$1,096.10	$3.80	0.72%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.67	0.72%
Series II — Actual	1,000.00	1,094.90	4.86	0.92%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%
Series NAV — Actual	1,000.00	1,096.50	3.54	0.67%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.41	0.67%
Global Trust
Series I — Actual	$1,000.00	$1,068.20	$4.85	0.93%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.74	0.93%
Series II — Actual	1,000.00	1,067.00	5.89	1.13%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.75	1.13%
Series NAV — Actual	1,000.00	1,068.30	4.59	0.88%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%
Health Sciences Trust
Series I — Actual	$1,000.00	$1,068.10	$5.68	1.09%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.55	1.09%
Series II — Actual	1,000.00	1,066.80	6.72	1.29%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.70	6.56	1.29%
Series NAV — Actual	1,000.00	1,068.50	5.42	1.04%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.30	1.04%
International Equity Index Trust
Series I — Actual	$1,000.00	$1,107.50	$2.12	0.40%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	2.04	0.40%
Series II — Actual	1,000.00	1,106.70	3.19	0.60%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.06	0.60%
Series NAV — Actual	1,000.00	1,108.70	1.81	0.34%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.73	0.34%
International Growth Stock Trust
Series I — Actual	$1,000.00	$1,069.60	$4.90	0.94%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.79	0.94%
Series II — Actual	1,000.00	1,068.80	5.89	1.13%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.75	1.13%
Series NAV — Actual	1,000.00	1,070.00	4.59	0.88%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1] 7/1/2017– 12/31/2017	Annualized Expense Ratio
International Small Company Trust
Series I — Actual	$1,000.00	$1,114.70	$6.29	1.18%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.30	6.01	1.18%
Series II — Actual	1,000.00	1,114.40	7.35	1.38%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.20	7.02	1.38%
Series NAV — Actual	1,000.00	1,115.20	6.02	1.13%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.75	1.13%
International Value Trust
Series I — Actual	$1,000.00	$1,056.80	$4.82	0.93%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.74	0.93%
Series II — Actual	1,000.00	1,055.10	5.85	1.13%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.74	1.13%
Series NAV — Actual	1,000.00	1,057.00	4.56	0.88%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%
Lifestyle Aggressive Portfolio
Series I — Actual	$1,000.00	$1,105.60	$1.11	0.21%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.10	1.07	0.21%[2]
Series II — Actual	1,000.00	1,105.20	2.18	0.41%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.10	2.09	0.41%[2]
Series NAV — Actual	1,000.00	1,106.20	0.85	0.16%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.40	0.82	0.16%[2]
Lifestyle Balanced Portfolio
Series I — Actual	$1,000.00	$1,055.70	$0.62	0.12%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.61	0.12%[2]
Series II — Actual	1,000.00	1,055.00	1.66	0.32%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.63	0.32%[2]
Series NAV — Actual	1,000.00	1,056.30	0.36	0.07%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.36	0.07%[2]
Lifestyle Conservative Portfolio
Series I — Actual	$1,000.00	$1,028.10	$0.66	0.13%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.66	0.13%[2]
Series II — Actual	1,000.00	1,026.90	1.69	0.33%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%[2]
Series NAV — Actual	1,000.00	1,027.90	0.41	0.08%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.41	0.08%[2]
Lifestyle Growth Portfolio
Series I — Actual	$1,000.00	$1,075.50	$0.58	0.11%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.56	0.11%[2]
Series II — Actual	1,000.00	1,074.10	1.62	0.31%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%[2]
Series NAV — Actual	1,000.00	1,075.30	0.31	0.06%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%[2]
Lifestyle Moderate Portfolio
Series I — Actual	$1,000.00	$1,046.10	$0.67	0.13%[2]
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.60	0.66	0.13%[2]
Series II — Actual	1,000.00	1,045.50	1.70	0.33%[2]
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%[2]
Series NAV — Actual	1,000.00	1,046.70	0.41	0.08%[2]
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.41	0.08%[2]
Mid Cap Index Trust
Series I — Actual	$1,000.00	$1,094.40	$2.38	0.45%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.90	2.29	0.45%
Series II — Actual	1,000.00	1,093.30	3.43	0.65%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Series NAV — Actual	1,000.00	1,095.00	2.11	0.40%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.20	2.04	0.40%

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1] 7/1/2017– 12/31/2017	Annualized Expense Ratio
Mid Cap Stock Trust
Series I — Actual	$1,000.00	$1,092.50	$4.85	0.92%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%
Series II — Actual	1,000.00	1,091.10	5.90	1.12%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series NAV — Actual	1,000.00	1,092.70	4.59	0.87%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.43	0.87%
Mid Value Trust
Series I — Actual	$1,000.00	$1,081.70	$5.19	0.99%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.04	0.99%
Series II — Actual	1,000.00	1,080.50	6.24	1.19%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.20	6.06	1.19%
Series NAV — Actual	1,000.00	1,081.80	4.93	0.94%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.79	0.94%
Mutual Shares Trust
Series I — Actual	$1,000.00	$1,023.90	$5.61	1.10%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.60	1.10%
Real Estate Securities Trust
Series I — Actual	$1,000.00	$1,029.80	$4.09	0.80%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.20	4.08	0.80%
Series II — Actual	1,000.00	1,029.20	5.11	1.00%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.20	5.09	1.00%
Series NAV — Actual	1,000.00	1,030.40	3.84	0.75%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.40	3.82	0.75%
Science & Technology Trust
Series I — Actual	$1,000.00	$1,162.10	$5.89	1.08%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.50	1.08%
Series II — Actual	1,000.00	1,160.80	6.97	1.28%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.80	6.51	1.28%
Series NAV — Actual	1,000.00	1,162.50	5.61	1.03%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.24	1.03%
Small Cap Growth Trust
Series I — Actual	$1,000.00	$1,115.60	$5.87	1.10%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.60	1.10%
Series II — Actual	1,000.00	1,115.50	6.93	1.30%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.70	6.61	1.30%
Series NAV — Actual	1,000.00	1,116.60	5.60	1.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.90	5.35	1.05%
Small Cap Index Trust
Series I — Actual	$1,000.00	$1,090.60	$2.74	0.52%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.60	2.65	0.52%
Series II — Actual	1,000.00	1,089.00	3.79	0.72%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.67	0.72%
Series NAV — Actual	1,000.00	1,090.30	2.48	0.47%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.80	2.40	0.47%
Small Cap Opportunities Trust
Series I — Actual	$1,000.00	$1,085.90	$5.36	1.02%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%
Series II — Actual	1,000.00	1,084.90	6.41	1.22%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.10	6.21	1.22%
Series NAV — Actual	1,000.00	1,086.20	5.10	0.97%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.30	4.94	0.97%
Small Cap Value Trust
Series I — Actual	$1,000.00	$1,065.00	$5.83	1.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.60	5.70	1.12%
Series II — Actual	1,000.00	1,063.30	6.86	1.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.60	6.72	1.32%
Series NAV — Actual	1,000.00	1,064.70	5.57	1.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.80	5.45	1.07%

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1] 7/1/2017– 12/31/2017	Annualized Expense Ratio
Small Company Value Trust
Series I — Actual	$1,000.00	$1,099.00	$5.77	1.09%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.70	5.55	1.09%
Series II — Actual	1,000.00	1,097.40	6.82	1.29%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.70	6.56	1.29%
Series NAV — Actual	1,000.00	1,099.30	5.50	1.04%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.00	5.30	1.04%
Strategic Equity Allocation Trust
Series NAV — Actual	$1,000.00	$1,103.20	$2.86	0.54%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.75	0.54%
Total Stock Market Index Trust
Series I — Actual	$1,000.00	$1,110.00	$2.66	0.50%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Series II — Actual	1,000.00	1,108.30	3.72	0.70%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.57	0.70%
Series NAV — Actual	1,000.00	1,110.00	2.39	0.45%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.90	2.29	0.45%
Utilities Trust
Series I — Actual	$1,000.00	$1,043.10	$4.79	0.93%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.50	4.74	0.93%
Series II — Actual	1,000.00	1,042.40	5.82	1.13%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.50	5.75	1.13%
Series NAV — Actual	1,000.00	1,043.70	4.53	0.88%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.80	4.48	0.88%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

[2]	Ratios do not include expenses indirectly incurred from underlying funds and can vary. The range of expense ratios of the underlying funds held by the portfolios for the period ended 12-31-17 was as follows:

Portfolio	Range	Portfolio	Range
American Funds	0.29% – 0.68%	Lifestyle Conservative Portfolio	0.54% – 0.58%
Lifestyle Aggressive Portfolio	0.06% – 0.54%	Lifestyle Growth Portfolio	0.54% – 0.58%
Lifestyle Balanced Portfolio	0.54% – 0.58%	Lifestyle Moderate Portfolio	0.54% – 0.58%

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

This section shows the fund’s 50 largest portfolio holdings unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

500 Index Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 97.2%
Consumer discretionary - 11.9%
Amazon.com, Inc. (A)	86,973	$101,712,314	2.0%
Comcast Corp., Class A	1,014,183	40,618,029	0.8%
McDonald’s Corp.	173,333	29,834,076	0.6%
The Home Depot, Inc.	253,915	48,124,510	0.9%
The Walt Disney Company	328,415	35,307,897	0.7%
OTHER SECURITIES		349,953,398	6.9%
		605,550,224
Consumer staples - 8.0%
Altria Group, Inc.	414,917	29,629,223	0.6%
PepsiCo, Inc.	309,436	37,107,565	0.7%
Philip Morris International, Inc.	337,721	35,680,224	0.7%
The Coca-Cola Company	833,722	38,251,165	0.7%
The Procter & Gamble Company	554,044	50,905,563	1.0%
Wal-Mart Stores, Inc.	318,169	31,419,189	0.6%
OTHER SECURITIES		183,880,674	3.7%
		406,873,603
Energy - 5.9%
Chevron Corp.	413,020	51,705,974	1.0%
Exxon Mobil Corp.	921,392	77,065,227	1.5%
OTHER SECURITIES		172,658,202	3.4%
		301,429,403
Financials - 14.4%
Bank of America Corp.	2,109,590	62,275,097	1.2%
Berkshire Hathaway, Inc.,
Class B (A)	418,473	82,949,718	1.6%
Citigroup, Inc.	575,019	42,787,164	0.8%
JPMorgan Chase & Co.	754,528	80,689,224	1.6%
State Street Corp.	80,541	7,861,607	0.2%
Wells Fargo & Company	963,760	58,471,319	1.1%
OTHER SECURITIES		398,653,942	7.9%
		733,688,071
Health care - 13.4%
AbbVie, Inc.	346,653	33,524,812	0.7%
Amgen, Inc.	157,858	27,451,506	0.5%
Bristol-Myers Squibb Company	356,232	21,829,897	0.4%
Johnson & Johnson	584,180	81,621,630	1.6%
Medtronic PLC	294,369	23,770,297	0.5%
Merck & Company, Inc.	594,793	33,469,002	0.7%
Pfizer, Inc.	1,296,190	46,948,002	0.9%
UnitedHealth Group, Inc.	210,722	46,455,772	0.9%
OTHER SECURITIES		368,103,241	7.2%
		683,174,159
Industrials - 9.9%
3M Company	129,754	30,540,199	0.6%
General Electric Company	1,885,910	32,909,130	0.6%
Honeywell International, Inc.	165,684	25,409,298	0.5%
The Boeing Company	121,741	35,902,638	0.7%
Union Pacific Corp.	171,243	22,963,686	0.5%
OTHER SECURITIES		357,467,959	7.0%
		505,192,910
Information technology - 23.2%
Alphabet, Inc., Class A (A)	64,807	68,267,694	1.3%
Alphabet, Inc., Class C (A)	65,646	68,691,974	1.3%
Apple, Inc.	1,116,478	188,941,572	3.7%
Broadcom, Ltd.	88,397	22,709,189	0.4%

500 Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Information
technology (continued)
Cisco Systems, Inc.	1,074,982	$41,171,811	0.8%
Facebook, Inc., Class A (A)	518,594	91,511,097	1.8%
IBM Corp.	187,227	28,724,366	0.6%
Intel Corp.	1,017,300	46,958,568	0.9%
Mastercard, Inc., Class A	201,975	30,570,936	0.6%
Microsoft Corp.	1,677,551	143,497,713	2.8%
NVIDIA Corp.	131,742	25,492,077	0.5%
Oracle Corp.	662,509	31,323,426	0.6%
Texas Instruments, Inc.	214,099	22,360,500	0.4%
Visa, Inc., Class A	394,349	44,963,673	0.9%
OTHER SECURITIES		327,740,866	6.6%
		1,182,925,462
Materials - 2.9%
DowDuPont, Inc.	508,802	36,236,878	0.7%
OTHER SECURITIES		112,470,367	2.2%
		148,707,245
Real estate - 2.8%		143,438,733	2.8%
Telecommunication
services - 2.0%
AT&T, Inc.	1,335,154	51,910,788	1.0%
Verizon Communications, Inc.	887,025	46,950,233	0.9%
OTHER SECURITIES		3,555,676	0.1%
		102,416,697
Utilities - 2.8%		145,630,749	2.8%
TOTAL COMMON STOCKS
(Cost $2,490,542,200)		$4,959,027,256

SECURITIES LENDING COLLATERAL - 0.3%
John Hancock Collateral Trust,
1.3985% (B)(C)	1,300,873	13,013,545	0.3%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $13,014,155)		$13,013,545

SHORT-TERM INVESTMENTS - 3.3%
U.S. Government Agency - 2.4%
Federal Home Loan Bank
Discount Note, 1.060%,
01/05/2018 *	$50,000,000	49,994,600	0.9%
Federal Home Loan Bank
Discount Note, 1.075%,
01/05/2018 *	20,000,000	19,997,840	0.4%
Federal Home Loan Bank
Discount Note, 1.120%,
01/11/2018 *	30,000,000	29,990,310	0.6%
Federal Home Loan Bank
Discount Note, 1.295%,
02/09/2018 *	25,000,000	24,964,927	0.5%
		124,947,677

The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

500 Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement - 0.9%
Repurchase Agreement with State
Street Corp. dated 12-29-17 at
0.540% to be repurchased at
$45,022,701 on 1-2-18,
collateralized by $37,680,000
U.S. Treasury Inflation Indexed
Bonds, 1.375% due 2-15-44
(valued at $45,921,822,
including interest)	$45,020,000	$45,020,000	0.9%
TOTAL SHORT-TERM INVESTMENTS
(Cost $169,967,316)		$169,967,677
Total Investments (500 Index Trust)
(Cost $2,673,523,671) - 100.8%		$5,142,008,478	100.8%
Other assets and liabilities, net - (0.8)%		(41,068,223)	(0.8)%
TOTAL NET ASSETS - 100.0%		$5,100,940,255	100.0%

500 Index Trust (continued)

Security Abbreviations and Legend

(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-17.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
S&P 500 Index E-Mini Futures	1,350	Long	Mar 2018	$178,714,269	$180,630,000	$1,915,731
						$1,915,731

*	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Alpha Opportunities Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 90.5%
Consumer discretionary - 10.9%
Choice Hotels International, Inc.	12,789	$992,426	0.7%
NIKE, Inc., Class B	43,398	2,714,545	1.8%
NVR, Inc. (A)	608	2,132,998	1.4%
The Home Depot, Inc.	5,481	1,038,814	0.7%
The TJX Companies, Inc.	14,634	1,118,916	0.8%
OTHER SECURITIES		8,140,207	5.5%
		16,137,906
Consumer staples - 5.4%
Colgate-Palmolive Company	13,082	987,037	0.7%
Diageo PLC	31,165	1,142,334	0.8%
Philip Morris International, Inc.	10,412	1,100,028	0.7%
Unilever NV	19,045	1,072,614	0.7%
OTHER SECURITIES		3,694,081	2.5%
		7,996,094
Energy - 4.7%
Kinder Morgan, Inc.	56,259	1,016,600	0.7%
Newfield Exploration
Company (A)	50,874	1,604,057	1.1%
Suncor Energy, Inc.	30,322	1,113,424	0.8%
OTHER SECURITIES		3,205,962	2.1%
		6,940,043
Financials - 21.1%
American Express Company	18,974	1,884,308	1.3%
Bank of America Corp.	38,289	1,130,291	0.8%
BlackRock, Inc.	3,490	1,792,848	1.2%
Chubb, Ltd.	16,853	2,462,729	1.7%

Alpha Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Financials (continued)
Citigroup, Inc.	24,089	$1,792,462	1.2%
JPMorgan Chase & Co.	11,513	1,231,200	0.8%
M&T Bank Corp.	10,795	1,845,837	1.2%
Markel Corp. (A)	1,654	1,884,121	1.3%
MetLife, Inc.	45,666	2,308,873	1.6%
The PNC Financial Services
Group, Inc.	18,402	2,655,225	1.8%
Wells Fargo & Company	16,700	1,013,189	0.7%
OTHER SECURITIES		11,215,440	7.5%
		31,216,523
Health care - 10.4%
Allergan PLC	5,981	978,372	0.7%
Bristol-Myers Squibb Company	30,301	1,856,845	1.3%
Eli Lilly & Company	12,533	1,058,537	0.7%
Medtronic PLC	24,149	1,950,032	1.3%
Merck & Company, Inc.	22,599	1,271,646	0.9%
Mylan NV (A)	32,823	1,388,741	0.9%
OTHER SECURITIES		6,907,532	4.6%
		15,411,705
Industrials - 14.5%
American Airlines Group, Inc.	26,592	1,383,582	0.9%
Canadian National
Railway Company	18,991	1,565,964	1.1%
Cintas Corp.	6,292	980,482	0.7%

The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Industrials (continued)
Genesee & Wyoming, Inc.,
Class A (A)	14,663	$1,154,418	0.8%
IDEX Corp.	8,689	1,146,687	0.8%
JetBlue Airways Corp. (A)	47,304	1,056,771	0.7%
Lennox International, Inc.	6,598	1,374,099	0.9%
Union Pacific Corp.	15,473	2,074,929	1.4%
United Parcel Service, Inc.,
Class B	11,208	1,335,433	0.9%
OTHER SECURITIES		9,318,691	6.3%
		21,391,056
Information technology - 14.6%
Alphabet, Inc., Class A (A)	192	202,253	0.1%
Alphabet, Inc., Class C (A)	1,011	1,057,913	0.7%
Facebook, Inc., Class A (A)	5,891	1,039,526	0.7%
Microsoft Corp.	29,001	2,480,746	1.7%
QUALCOMM, Inc.	33,685	2,156,514	1.5%
OTHER SECURITIES		14,629,360	9.9%
		21,566,312
Materials - 4.4%
DowDuPont, Inc.	16,888	1,202,763	0.8%
OTHER SECURITIES		5,268,415	3.6%
		6,471,178
Real estate - 1.2%
Public Storage	5,840	1,220,560	0.8%
WeWork Companies, Inc.,
Class A (A)(B)(C)	929	48,131	0.0%
OTHER SECURITIES		535,441	0.4%
		1,804,132
Telecommunication
services - 1.6%
Verizon Communications, Inc.	44,863	2,374,599	1.6%
Utilities - 1.7%
NextEra Energy, Inc.	6,568	1,025,856	0.7%
OTHER SECURITIES		1,465,767	1.0%
		2,491,623
TOTAL COMMON STOCKS (Cost $113,517,046)		$133,801,171

PREFERRED
SECURITIES - 7.2%
Consumer discretionary - 0.7%		1,080,605	0.7%
Information technology - 5.1%
Pinterest, Inc., Series G (A)(B)(C)	162,095	1,274,067	0.8%
Uber Technologies, Inc. (A)(B)(C)	142,224	4,688,969	3.2%
OTHER SECURITIES		1,620,782	1.1%
		7,583,818
Real estate - 1.4%
WeWork Companies, Inc.,
Series D1 (A)(B)(C)	12,694	657,676	0.4%
WeWork Companies, Inc.,
Series D2 (A)(B)(C)	9,974	516,753	0.4%
OTHER SECURITIES		807,574	0.6%
		1,982,003
TOTAL PREFERRED SECURITIES
(Cost $6,339,513)		$10,646,426
WARRANTS - 0.0%		20,681	0.0%
TOTAL WARRANTS (Cost $345)		$20,681

Alpha Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 2.2%
Repurchase agreement - 2.2%
Deutsche Bank Tri-Party
Repurchase Agreement dated
12-29-17 at 1.410% to be
repurchased at $3,300,517 on
1-2-18, collateralized by
$3,297,800 U.S. Treasury Notes,
2.625% due 11-15-20 (valued at
$3,366,033, including interest)	$3,300,000	$3,300,000	2.2%
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,300,000)		$3,300,000
Total Investments (Alpha Opportunities Trust)
(Cost $123,156,904) - 99.9%		$147,768,278	99.9%
Other assets and liabilities, net - 0.1%		143,086	0.1%
TOTAL NET ASSETS - 100.0%		$147,911,364	100.0%

Security Abbreviations and Legend

(A)	Non-income producing security.
(B)

Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.

(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

American Asset Allocation Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance
Series - 100.0%
American Asset Allocation
Fund - Class 1	66,025,546	$1,565,465,702	100.0%
TOTAL INVESTMENT COMPANIES
(Cost $1,058,911,667)		$1,565,465,702
Total Investments (American Asset Allocation
Trust) (Cost $1,058,911,667) - 100.0%		$1,565,465,702	100.0%
Other assets and liabilities, net - (0.0)%		(11,538)	(0.0)%
TOTAL NET ASSETS - 100.0%		$1,565,454,164	100.0%

American Global Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance
Series - 100.0%
American Global Growth
Fund - Class 1	7,724,493	$235,674,273	100.0%
TOTAL INVESTMENT COMPANIES
(Cost $201,749,291)		$235,674,273
Total Investments (American Global Growth
Trust) (Cost $201,749,291) - 100.0%		$235,674,273	100.0%
Other assets and liabilities, net - 0.0%		24,628	0.0%
TOTAL NET ASSETS - 100.0%		$235,698,901	100.0%

The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

American Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance
Series - 100.0%
American Growth Fund - Class 1	11,760,239	$915,534,628	100.0%
TOTAL INVESTMENT COMPANIES
(Cost $732,507,096)		$915,534,628
Total Investments (American Growth Trust)
(Cost $732,507,096) - 100.0%		$915,534,628	100.0%
Other assets and liabilities, net - (0.0)%		(19,365)	(0.0)%
TOTAL NET ASSETS - 100.0%		$915,515,263	100.0%

American Growth-Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance
Series - 100.0%
American Growth-Income
Fund - Class 1	21,733,769	$1,091,469,859	100.0%
TOTAL INVESTMENT COMPANIES
(Cost $905,437,951)		$1,091,469,859
Total Investments (American Growth-Income
Trust) (Cost $905,437,951) - 100.0%		$1,091,469,859	100.0%
Other assets and liabilities, net - (0.0)%		(15,008)	(0.0)%
TOTAL NET ASSETS - 100.0%		$1,091,454,851	100.0%

American International Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
INVESTMENT COMPANIES - 100.0%
American Funds Insurance
Series - 100.0%
American International
Fund - Class 1	25,613,395	$556,066,796	100.0%
TOTAL INVESTMENT COMPANIES
(Cost $445,250,898)		$556,066,796
Total Investments (American International Trust)
(Cost $445,250,898) - 100.0%		$556,066,796	100.0%
Other assets and liabilities, net - (0.0)%		(9,342)	(0.0)%
TOTAL NET ASSETS - 100.0%		$556,057,454	100.0%

Blue Chip Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.6%
Consumer discretionary - 20.6%
Amazon.com, Inc. (A)	136,034	$159,087,682	8.9%
Marriott International, Inc.,
Class A	151,329	20,539,885	1.2%
Netflix, Inc. (A)	88,400	16,969,264	1.0%
Ross Stores, Inc.	177,300	14,228,325	0.8%
Royal Caribbean Cruises, Ltd.	80,000	9,542,400	0.5%
Tesla, Inc. (A)(B)	34,582	10,767,106	0.6%
The Home Depot, Inc.	98,400	18,649,752	1.0%
The Priceline Group, Inc. (A)	36,976	64,254,674	3.6%
Yum! Brands, Inc.	198,900	16,232,229	0.9%
OTHER SECURITIES		39,382,830	2.1%
		369,654,147
Consumer staples - 0.6%		11,743,684	0.6%
Financials - 8.6%
Intercontinental Exchange, Inc.	265,086	18,704,468	1.0%

Blue Chip Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Financials (continued)
JPMorgan Chase & Co.	120,300	$12,864,882	0.7%
Morgan Stanley	790,000	41,451,300	2.3%
State Street Corp.	157,607	15,384,019	0.8%
TD Ameritrade Holding Corp.	521,113	26,644,508	1.5%
Willis Towers Watson PLC	86,818	13,082,604	0.7%
OTHER SECURITIES		25,742,423	1.6%
		153,874,204
Health care - 16.5%
Aetna, Inc.	91,294	16,468,525	0.9%
Alexion Pharmaceuticals, Inc. (A)	151,605	18,130,442	1.0%
Anthem, Inc.	43,200	9,720,432	0.5%
Becton, Dickinson and Company	130,246	27,880,459	1.6%
Biogen, Inc. (A)	45,600	14,526,792	0.8%
Cigna Corp.	101,800	20,674,562	1.2%
Danaher Corp.	225,126	20,896,195	1.2%
Humana, Inc.	44,200	10,964,694	0.6%
Intuitive Surgical, Inc. (A)	67,100	24,487,474	1.4%
Stryker Corp.	176,879	27,387,944	1.5%
Thermo Fisher Scientific, Inc.	99,276	18,850,527	1.1%
UnitedHealth Group, Inc.	228,600	50,397,156	2.8%
Vertex Pharmaceuticals, Inc. (A)	185,200	27,754,072	1.5%
OTHER SECURITIES		9,382,446	0.4%
		297,521,720
Industrials - 8.6%
American Airlines Group, Inc.	561,000	29,188,830	1.6%
Fortive Corp.	156,313	11,309,246	0.6%
Honeywell International, Inc.	92,900	14,247,144	0.8%
Roper Technologies, Inc.	40,600	10,515,400	0.6%
The Boeing Company	177,300	52,287,543	2.9%
OTHER SECURITIES		37,330,259	2.1%
		154,878,422
Information technology - 42.7%
Alibaba Group Holding, Ltd.,
ADR (A)	385,261	66,430,554	3.7%
Alphabet, Inc., Class A (A)	32,866	34,621,044	1.9%
Alphabet, Inc., Class C (A)	75,298	78,791,827	4.4%
Apple, Inc.	230,000	38,922,900	2.2%
Broadcom, Ltd.	68,600	17,623,339	1.0%
Facebook, Inc., Class A (A)	538,976	95,107,705	5.3%
Fiserv, Inc. (A)	116,450	15,270,089	0.8%
Global Payments, Inc.	122,700	12,299,448	0.7%
Intuit, Inc.	114,165	18,012,954	1.0%
Mastercard, Inc., Class A	312,577	47,311,655	2.6%
Microsoft Corp.	953,300	81,545,282	4.5%
PayPal Holdings, Inc. (A)	331,930	24,436,687	1.4%
Red Hat, Inc. (A)	111,987	13,449,639	0.7%
salesforce.com, Inc. (A)	307,800	31,466,394	1.8%
ServiceNow, Inc. (A)	205,700	26,821,223	1.5%
Tencent Holdings, Ltd.	836,000	43,269,615	2.4%
Visa, Inc., Class A	515,000	58,720,300	3.3%
OTHER SECURITIES		63,259,274	3.5%
		767,359,929
Materials - 0.6%		10,780,644	0.6%
Real estate - 1.2%
American Tower Corp.	106,095	15,136,574	0.8%
OTHER SECURITIES		6,283,388	0.4%
		21,419,962
Utilities - 0.2%		3,033,943	0.2%
TOTAL COMMON STOCKS (Cost $976,226,725)		$1,790,266,655

The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SECURITIES LENDING COLLATERAL - 0.9%
John Hancock Collateral Trust,
1.3985% (C)(D)	1,623,078	$16,236,785	0.9%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $16,236,738)		$16,236,785

SHORT-TERM INVESTMENTS - 0.3%
Money market funds - 0.3%		6,225,083	0.3%
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,225,083)		$6,225,083
Total Investments (Blue Chip Growth Trust)
(Cost $998,688,546) - 100.8%		$1,812,728,523	100.8%
Other assets and liabilities, net - (0.8)%		(14,933,837)	(0.8)%
TOTAL NET ASSETS - 100.0%		$1,797,794,686	100.0%

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	The rate shown is the annualized seven-day yield as of 12-31-17.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Capital Appreciation Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.3%
Consumer discretionary - 19.6%
Amazon.com, Inc. (A)	39,577	$46,284,114	4.4%
Charter Communications, Inc.,
Class A (A)	43,074	14,471,141	1.4%
Industria de Diseno Textil SA	179,801	6,251,992	0.6%
Kering	27,466	12,928,985	1.2%
Marriott International, Inc.,
Class A	168,399	22,856,796	2.2%
McDonald’s Corp.	132,160	22,747,379	2.1%
Netflix, Inc. (A)	146,180	28,060,713	2.7%
Tesla, Inc. (A)(B)	48,351	15,054,084	1.4%
The Home Depot, Inc.	123,183	23,346,874	2.2%
The Priceline Group, Inc. (A)	7,269	12,631,632	1.2%
OTHER SECURITIES		2,014,696	0.2%
		206,648,406
Consumer staples - 4.5%
Costco Wholesale Corp.	93,985	17,492,488	1.6%
Monster Beverage Corp. (A)	215,782	13,656,843	1.3%
The Estee Lauder
Companies, Inc., Class A	130,839	16,647,954	1.6%
		47,797,285
Energy - 1.4%
Concho Resources, Inc. (A)	99,461	14,941,031	1.4%
Financials - 3.7%
JPMorgan Chase & Co.	197,430	21,113,164	2.0%
The Goldman Sachs Group, Inc.	68,891	17,550,671	1.7%
		38,663,835
Health care - 9.9%
AbbVie, Inc.	153,238	14,819,646	1.4%
Alexion Pharmaceuticals, Inc. (A)	58,278	6,969,466	0.7%
BioMarin Pharmaceutical, Inc. (A)	123,350	10,999,120	1.0%
Bristol-Myers Squibb Company	296,124	18,146,479	1.7%
Celgene Corp. (A)	145,327	15,166,326	1.4%
Illumina, Inc. (A)	56,630	12,373,089	1.2%
UnitedHealth Group, Inc.	75,422	16,627,534	1.6%

Capital Appreciation Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Health care (continued)
Vertex Pharmaceuticals, Inc. (A)	63,646	$9,537,990	0.9%
		104,639,650
Industrials - 7.3%
Caterpillar, Inc.	107,156	16,885,642	1.6%
FedEx Corp.	67,949	16,955,993	1.6%
Parker-Hannifin Corp.	83,292	16,623,417	1.6%
The Boeing Company	91,858	27,089,843	2.5%
		77,554,895
Information technology - 50.9%
Activision Blizzard, Inc.	202,987	12,853,137	1.2%
Adobe Systems, Inc. (A)	153,396	26,881,115	2.6%
Alibaba Group Holding, Ltd.,
ADR (A)	247,662	42,704,359	4.0%
Alphabet, Inc., Class A (A)	23,123	24,357,768	2.3%
Alphabet, Inc., Class C (A)	23,580	24,674,112	2.3%
Apple, Inc.	362,434	61,334,706	5.8%
Broadcom, Ltd.	86,212	22,147,863	2.1%
Corning, Inc.	193,215	6,180,948	0.6%
Facebook, Inc., Class A (A)	254,331	44,879,248	4.3%
FleetCor Technologies, Inc. (A)	73,806	14,202,489	1.3%
Mastercard, Inc., Class A	226,088	34,220,680	3.2%
Microsoft Corp.	501,752	42,919,866	4.1%
NVIDIA Corp.	92,304	17,860,824	1.7%
PayPal Holdings, Inc. (A)	220,973	16,268,032	1.5%
Red Hat, Inc. (A)	131,977	15,850,438	1.5%
salesforce.com, Inc. (A)	245,550	25,102,577	2.4%
Splunk, Inc. (A)	110,074	9,118,530	0.9%
Tencent Holdings, Ltd.	652,651	33,779,854	3.2%
Texas Instruments, Inc.	145,914	15,239,258	1.4%
Visa, Inc., Class A	294,451	33,573,303	3.2%
Workday, Inc., Class A (A)	105,254	10,708,542	1.0%
OTHER SECURITIES		3,042,986	0.3%
		537,900,635
Materials - 1.4%
Albemarle Corp.	112,486	14,385,835	1.4%
Real estate - 0.6%
Crown Castle International Corp.	53,965	5,990,655	0.6%
TOTAL COMMON STOCKS (Cost $723,234,352)		$1,048,522,227

SECURITIES LENDING COLLATERAL - 1.3%
John Hancock Collateral Trust,
1.3985% (C)(D)	1,411,945	14,124,671	1.3%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $14,126,371)		$14,124,671

SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%		327,587	0.0%
TOTAL SHORT-TERM INVESTMENTS
(Cost $327,587)		$327,587
Total Investments (Capital Appreciation Trust)
(Cost $737,688,310) - 100.6%		$1,062,974,485	100.6%
Other assets and liabilities, net - (0.6)%		(6,762,555)	(0.6)%
TOTAL NET ASSETS - 100.0%		$1,056,211,930	100.0%

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	The rate shown is the annualized seven-day yield as of 12-31-17.

The accompanying notes are an integral part of the financial statements.	54

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Capital Appreciation Trust (continued)

(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Capital Appreciation Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 65.6%
Consumer discretionary - 9.3%
Adient PLC	31,427	$2,473,305	0.6%
Amazon.com, Inc. (A)	7,686	8,988,546	2.2%
Aramark	155,541	6,647,822	1.7%
Magna International, Inc.	58,324	3,305,221	0.8%
O’Reilly Automotive, Inc. (A)	12,742	3,064,961	0.8%
Yum! Brands, Inc.	74,555	6,084,434	1.5%
OTHER SECURITIES		6,712,495	1.7%
		37,276,784
Consumer staples - 7.5%
Dr. Pepper Snapple Group, Inc.	63,166	6,130,892	1.5%
Philip Morris International, Inc.	77,314	8,168,224	2.0%
The Kraft Heinz Company	64,402	5,007,900	1.3%
OTHER SECURITIES		10,917,653	2.7%
		30,224,669
Energy - 1.1%		4,220,648	1.1%
Financials - 7.2%
Intercontinental Exchange, Inc.	33,966	2,396,641	0.6%
Marsh & McLennan
Companies, Inc.	145,853	11,870,976	3.0%
State Street Corp.	30,542	2,981,205	0.7%
The Bank of New York
Mellon Corp.	44,821	2,414,059	0.6%
The PNC Financial Services
Group, Inc.	49,988	7,212,769	1.8%
OTHER SECURITIES		2,039,074	0.5%
		28,914,724
Health care - 15.7%
Abbott Laboratories	142,494	8,132,133	2.0%
Aetna, Inc.	20,262	3,655,062	0.9%
Anthem, Inc.	12,881	2,898,354	0.7%
Becton, Dickinson and Company	41,226	8,824,838	2.2%
Biogen, Inc. (A)	11,538	3,675,661	0.9%
Danaher Corp.	116,179	10,783,735	2.7%
PerkinElmer, Inc.	118,222	8,644,393	2.2%
Thermo Fisher Scientific, Inc.	17,952	3,408,726	0.8%
UnitedHealth Group, Inc.	21,673	4,778,030	1.2%
Zoetis, Inc. (B)	52,300	3,767,692	0.9%
OTHER SECURITIES		4,442,628	1.2%
		63,011,252
Industrials - 5.7%
Equifax, Inc.	28,214	3,326,995	0.8%
Fortive Corp.	60,033	4,343,388	1.1%
Roper Technologies, Inc.	18,541	4,802,119	1.2%
Waste Connections, Inc.	40,611	2,880,944	0.7%
OTHER SECURITIES		7,489,518	1.9%
		22,842,964
Information technology - 16.5%
Alphabet, Inc., Class A (A)	1,702	1,792,887	0.5%
Alphabet, Inc., Class C (A)	10,391	10,873,142	2.7%
Apple, Inc.	15,100	2,555,373	0.6%
Fidelity National Information
Services, Inc.	85,542	8,048,647	2.0%
Fiserv, Inc. (A)	88,820	11,646,967	2.9%
Intuit, Inc.	18,375	2,899,208	0.7%
Mastercard, Inc., Class A (B)	18,637	2,820,896	0.7%
Microsoft Corp.	106,700	9,127,118	2.3%
Texas Instruments, Inc.	21,035	2,196,895	0.6%

Capital Appreciation Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Information
technology (continued)
Visa, Inc., Class A	123,673	$14,101,195	3.5%
		66,062,328
Materials - 0.9%		3,480,958	0.9%
Real estate - 0.3%
SBA Communications Corp. (A)	8,571	1,400,159	0.3%
Utilities - 1.4%
DTE Energy Company	12,878	1,409,626	0.3%
PG&E Corp.	61,715	2,766,683	0.7%
OTHER SECURITIES		1,621,578	0.4%
		5,797,887
TOTAL COMMON STOCKS (Cost $213,128,603)		$263,232,373

PREFERRED
SECURITIES - 3.4%
Financials - 0.6%
State Street Corp., 6.000%	2,346	62,075	0.0%
OTHER SECURITIES		2,153,610	0.6%
		2,215,685
Health care - 1.0%
Becton, Dickinson and Company,
6.125%	69,909	4,047,731	1.0%
Real estate - 0.5%
Crown Castle International Corp.,
6.875%	307	346,542	0.1%
OTHER SECURITIES		1,631,355	0.4%
		1,977,897
Utilities - 1.3%
DTE Energy Company,
5.250% (A)(C)	35,000	899,500	0.2%
DTE Energy Company, 6.500%	29,130	1,571,855	0.4%
OTHER SECURITIES		2,897,008	0.7%
		5,368,363
TOTAL PREFERRED SECURITIES
(Cost $12,368,091)		$13,609,676

U.S. GOVERNMENT AND
AGENCY
OBLIGATIONS - 2.4%
U.S. Treasury Notes - 2.4%
2.250%, 11/15/2027	$9,876,000	9,733,586	2.4%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $9,669,320)		$9,733,586

CORPORATE BONDS - 19.5%
Consumer discretionary - 5.3%
Amazon.com, Inc.
2.600%, 12/05/2019	465,000	469,691	0.1%
KFC Holding Company/Pizza Hut
Holdings LLC/Taco Bell of
America LLC
5.000%, 06/01/2024 (D)	432,000	445,500	0.1%
KFC Holding Company/Pizza Hut
Holdings LLC/Taco Bell of
America LLC
5.250%, 06/01/2026 (D)	530,000	557,825	0.1%
KFC Holding Company/Pizza Hut
Holdings LLC/Taco Bell of
America LLC
4.750%, 06/01/2027 (D)	1,917,000	1,960,133	0.5%
Netflix, Inc.
5.875%, 02/15/2025	205,000	217,813	0.1%

The accompanying notes are an integral part of the financial statements.	55

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE
BONDS (continued)
Consumer
discretionary (continued)
Netflix, Inc.
4.875%, 04/15/2028 (D)	$2,330,000	$2,283,400	0.6%
Netflix, Inc.
4.375%, 11/15/2026 (C)	1,295,000	1,265,863	0.3%
Yum! Brands, Inc.
6.250%, 03/15/2018	355,000	357,663	0.1%
Yum! Brands, Inc.
6.875%, 11/15/2037	260,000	285,350	0.1%
Yum! Brands, Inc.
3.875%, 11/01/2023	475,000	477,969	0.1%
Yum! Brands, Inc.
5.350%, 11/01/2043	215,000	207,475	0.1%
Yum! Brands, Inc.
3.875%, 11/01/2020	535,000	545,700	0.1%
Yum! Brands, Inc.
3.750%, 11/01/2021	1,085,000	1,101,275	0.3%
Yum! Brands, Inc.
5.300%, 09/15/2019	180,000	186,750	0.0%
OTHER SECURITIES		11,015,410	2.7%
		21,377,817
Consumer staples - 1.2%
Philip Morris International, Inc.
2.000%, 02/21/2020	380,000	377,613	0.1%
Philip Morris International, Inc.
2.625%, 02/18/2022	470,000	469,904	0.1%
Philip Morris International, Inc. (3
month LIBOR + 0.420%)
1.861%, 02/21/2020 (E)	255,000	256,233	0.1%
OTHER SECURITIES		3,782,933	0.9%
		4,886,683
Energy - 0.5%		2,041,671	0.5%
Financials - 1.3%
HUB International, Ltd.
7.875%, 10/01/2021 (D)	1,300,000	1,353,625	0.4%
Marsh & McLennan
Companies, Inc.
2.350%, 03/06/2020	140,000	139,913	0.0%
Marsh & McLennan
Companies, Inc.
3.300%, 03/14/2023	65,000	66,607	0.0%
Marsh & McLennan
Companies, Inc.
2.750%, 01/30/2022	190,000	190,361	0.1%
State Street Corp. (5.250% to
9-15-20, then 3 month LIBOR
+ 3.597%)
09/15/2020 (F)	435,000	456,228	0.1%
The Bank of New York Mellon
Corp. (4.625% to 9-20-26, then
3 month LIBOR + 3.131%)
09/20/2026 (F)	375,000	381,094	0.1%
The Bank of New York Mellon
Corp. (4.950% to 6-20-20, then
3 month LIBOR + 3.420%)
06/20/2020 (F)	450,000	465,773	0.1%
The PNC Financial Services
Group, Inc. (5.000% to 11-1-26,
then 3 month LIBOR +
3.300%)
11/01/2026 (F)	525,000	555,188	0.2%
OTHER SECURITIES		1,409,373	0.3%
		5,018,162

Capital Appreciation Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE
BONDS (continued)
Health care - 3.1%
Becton, Dickinson and Company
2.675%, 12/15/2019	$266,000	$266,929	0.1%
Becton, Dickinson and Company
3.363%, 06/06/2024	420,000	421,083	0.1%
Becton, Dickinson and Company
(3 month LIBOR + 1.030%)
2.539%, 06/06/2022 (E)	400,000	402,099	0.1%
HCA, Inc.
6.500%, 02/15/2020	2,140,000	2,268,400	0.6%
HCA, Inc.
3.750%, 03/15/2019	200,000	201,750	0.1%
HCA, Inc.
4.250%, 10/15/2019	485,000	495,306	0.1%
Hologic, Inc.
5.250%, 07/15/2022 (D)	1,910,000	1,976,850	0.5%
Hologic, Inc.
4.375%, 10/15/2025 (D)	487,000	494,305	0.1%
Thermo Fisher Scientific, Inc.
3.200%, 08/15/2027	345,000	341,842	0.1%
OTHER SECURITIES		5,507,484	1.3%
		12,376,048
Industrials - 1.7%
Fortive Corp.
1.800%, 06/15/2019	40,000	39,708	0.0%
Northrop Grumman Corp.
3.250%, 01/15/2028	1,352,000	1,353,551	0.3%
Northrop Grumman Corp.
2.930%, 01/15/2025	765,000	760,272	0.2%
Northrop Grumman Corp.
2.550%, 10/15/2022	630,000	625,425	0.2%
OTHER SECURITIES		3,899,342	1.0%
		6,678,298
Information technology - 2.1%
Apple, Inc.
1.500%, 09/12/2019	1,160,000	1,150,203	0.3%
Fiserv, Inc.
2.700%, 06/01/2020	580,000	583,588	0.1%
Microsoft Corp.
3.300%, 02/06/2027	3,325,000	3,428,777	0.8%
NXP BV
3.750%, 06/01/2018 (D)	2,425,000	2,439,550	0.6%
NXP BV
4.125%, 06/15/2020 (D)	225,000	230,407	0.1%
Texas Instruments, Inc.
2.900%, 11/03/2027	225,000	224,187	0.1%
OTHER SECURITIES		554,356	0.1%
		8,611,068
Materials - 0.6%		2,496,045	0.6%
Real estate - 1.6%
Crown Castle International Corp.
5.250%, 01/15/2023	1,475,000	1,614,825	0.4%
Crown Castle International Corp.
4.875%, 04/15/2022	400,000	428,895	0.1%
SBA Communications Corp.
4.875%, 07/15/2022	1,010,000	1,037,775	0.3%
SBA Communications Corp.
4.875%, 09/01/2024	1,835,000	1,885,463	0.5%
OTHER SECURITIES		1,569,607	0.3%
		6,536,565

The accompanying notes are an integral part of the financial statements.	56

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE
BONDS (continued)
Telecommunication
services - 0.7%		$2,633,487	0.7%
Utilities - 1.4%
DTE Energy Company
3.800%, 03/15/2027	$925,000	953,700	0.2%
OTHER SECURITIES		4,771,009	1.2%
		5,724,709
TOTAL CORPORATE BONDS (Cost $77,721,645)		$78,380,553

TERM LOANS (G) - 1.5%
Consumer discretionary - 0.1%		397,004	0.1%
Consumer staples - 0.0%		48,736	0.0%
Energy - 0.1%		449,151	0.1%
Financials - 0.7%
HUB International, Ltd. (3 month
LIBOR + 3.000%)
4.413%, 10/02/2020	2,404,795	2,414,678	0.6%
OTHER SECURITIES		271,013	0.1%
		2,685,691
Health care - 0.3%		1,033,624	0.3%
Industrials - 0.1%		631,716	0.1%
Information technology - 0.1%
Fiserv, Inc. (1 month LIBOR +
1.250%)
2.600%, 10/25/2018	75,000	74,813	0.0%
OTHER SECURITIES		316,875	0.1%
		391,688
Materials - 0.1%		260,035	0.1%
TOTAL TERM LOANS (Cost $5,882,779)		$5,897,645

ASSET BACKED SECURITIES - 0.2%		664,992	0.2%
TOTAL ASSET BACKED SECURITIES
(Cost $658,925)		$664,992

PURCHASED OPTIONS - 0.1%
Calls - 0.1%		446,980	0.1%
TOTAL PURCHASED OPTIONS (Cost $197,765)		$446,980

SECURITIES LENDING COLLATERAL - 0.7%
John Hancock Collateral Trust,
1.3985% (H)(I)	271,682	2,717,825	0.7%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $2,717,844)		$2,717,825

Capital Appreciation Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 8.2%
Money market funds - 7.2%
T. Rowe Price Government Money
Fund, 1.2496% (H)	28,966,202	$28,966,202	7.2%
Repurchase agreement - 1.0%
Repurchase Agreement with State
Street Corp. dated 12-29-17 at
0.540% to be repurchased at
$3,749,225 on 1-2-18,
collateralized by $3,845,000
Federal Home Loan Bank,
0.875% due 10-1-18 (valued at
$3,827,128, including interest)	$3,749,000	3,749,000	1.0%
TOTAL SHORT-TERM INVESTMENTS
(Cost $32,715,202)		$32,715,202
Total Investments (Capital Appreciation Value
Trust) (Cost $355,060,174) - 101.6%		$407,398,832	101.6%
Other assets and liabilities, net - (1.6)%		(6,375,290)	(1.6)%
TOTAL NET ASSETS - 100.0%		$401,023,542	100.0%

Security Abbreviations and Legend

LIBOR	London Interbank Offered Rate
(A)	Non-income producing security.
(B)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(C)	A portion of this security is on loan as of 12-31-17.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	The rate shown is the annualized seven-day yield as of 12-31-17.
(I)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES
WRITTEN OPTIONS

Options on securities
Counterparty (OTC)/			Exercise	Expiration	Number of	Notional
Exchange-traded	Name of issuer		price	date	contracts	amount	Premium	Value
Calls
Credit Suisse Securities
(USA) LLC	Alphabet, Inc., Class A	USD	1,200.00	Jan 2019	4	400	$20,748	$(16,730)
Citigroup Global
Markets, Inc.	Alphabet, Inc., Class C	USD	840.00	Jan 2018	4	400	17,173	(82,918)
Citigroup Global
Markets, Inc.	Alphabet, Inc., Class C	USD	860.00	Jan 2018	4	400	14,438	(74,928)
Citigroup Global
Markets, Inc.	Alphabet, Inc., Class C	USD	880.00	Jan 2018	11	1,100	38,671	(184,082)
Deutsche Bank
Securities, Inc.	Alphabet, Inc., Class C	USD	880.00	Jan 2018	3	300	9,783	(50,204)

The accompanying notes are an integral part of the financial statements.	57

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

Options on securities (continued)
Counterparty (OTC)/			Exercise	Expiration	Number of	Notional
Exchange-traded	Name of issuer		price	date	contracts	amount	Premium	Value
Citigroup Global
Markets, Inc.	Alphabet, Inc., Class C	USD	900.00	Jan 2018	9	900	$27,413	$(132,654)
Deutsche Bank
Securities, Inc.	Alphabet, Inc., Class C	USD	900.00	Jan 2018	11	1,100	36,964	(162,132)
Citigroup Global
Markets, Inc.	Alphabet, Inc., Class C	USD	920.00	Jan 2018	12	1,200	33,279	(152,911)
Deutsche Bank
Securities, Inc.	Alphabet, Inc., Class C	USD	920.00	Jan 2018	9	900	26,766	(114,683)
Citigroup Global
Markets, Inc.	Alphabet, Inc., Class C	USD	940.00	Jan 2018	12	1,200	28,066	(129,024)
Deutsche Bank
Securities, Inc.	Alphabet, Inc., Class C	USD	940.00	Jan 2018	7	700	18,429	(75,264)
Credit Suisse Securities
(USA) LLC	Alphabet, Inc., Class C	USD	1,200.00	Jan 2019	8	800	38,176	(33,461)
Deutsche Bank
Securities, Inc.	Amazon.com, Inc.	USD	950.00	Jan 2018	19	1,900	90,832	(418,960)
Citigroup Global
Markets, Inc.	Amazon.com, Inc.	USD	1,000.00	Jan 2018	5	500	23,874	(85,466)
Deutsche Bank
Securities, Inc.	Amazon.com, Inc.	USD	1,000.00	Jan 2018	6	600	28,498	(102,560)
Citigroup Global
Markets, Inc.	Apple, Inc.	USD	175.00	Jan 2018	58	5,800	20,320	(4,677)
Citigroup Global
Markets, Inc.	Apple, Inc.	USD	180.00	Jan 2018	59	5,900	15,380	(1,415)
Citigroup Global
Markets, Inc.	Biogen, Inc.	USD	350.00	Jan 2018	14	1,400	15,346	(880)
Citigroup Global
Markets, Inc.	Danaher Corp.	USD	90.00	Jan 2018	26	2,600	4,859	(8,871)
Deutsche Bank
Securities, Inc.	Danaher Corp.	USD	90.00	Jan 2018	96	9,600	19,942	(32,756)
Deutsche Bank
Securities, Inc.	Danaher Corp.	USD	90.00	Jan 2018	121	12,100	22,482	(41,286)
Citigroup Global
Markets, Inc.	Mastercard, Inc., Class A	USD	120.00	Jan 2018	4	400	2,018	(12,496)
Citigroup Global
Markets, Inc.	Mastercard, Inc., Class A	USD	125.00	Jan 2018	3	300	1,044	(7,875)
Goldman Sachs &
Company	Mastercard, Inc., Class A	USD	140.00	Jan 2018	90	9,000	21,780	(105,303)
Citigroup Global
Markets, Inc.	State Street Corp.	USD	100.00	Jan 2019	61	6,100	47,707	(49,715)
Citigroup Global
Markets, Inc.	The Bank of New York Mellon Corp.	USD	55.00	Jan 2019	95	9,500	33,696	(38,712)
Citigroup Global
Markets, Inc.	The Bank of New York Mellon Corp.	USD	60.00	Jan 2019	94	9,400	17,859	(19,310)
Credit Suisse Securities
(USA) LLC	The Bank of New York Mellon Corp.	USD	60.00	Jan 2019	152	15,200	28,389	(31,224)
Credit Suisse Securities
(USA) LLC	The PNC Financial Services Group, Inc.	USD	135.00	Jan 2018	79	7,900	40,804	(78,419)
RBC Capital Markets	The PNC Financial Services Group, Inc.	USD	135.00	Jan 2018	33	3,300	9,133	(32,757)
Credit Suisse Securities
(USA) LLC	The PNC Financial Services Group, Inc.	USD	140.00	Jan 2019	10	1,000	6,237	(14,259)
Credit Suisse Securities
(USA) LLC	The PNC Financial Services Group, Inc.	USD	145.00	Jan 2019	10	1,000	4,833	(11,600)
Credit Suisse Securities
(USA) LLC	The PNC Financial Services Group, Inc.	USD	150.00	Jan 2019	10	1,000	3,709	(9,475)
Credit Suisse Securities
(USA) LLC	The PNC Financial Services Group, Inc.	USD	155.00	Jan 2019	10	1,000	2,728	(7,362)
Citigroup Global
Markets, Inc.	The Priceline Group, Inc.	USD	1,900.00	Jan 2019	2	200	28,423	(26,540)
Citigroup Global
Markets, Inc.	The Priceline Group, Inc.	USD	2,000.00	Jan 2019	2	200	21,859	(19,383)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	90.00	Jan 2018	177	17,700	67,194	(426,859)

The accompanying notes are an integral part of the financial statements.	58

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

Options on securities (continued)
Counterparty (OTC)/			Exercise	Expiration	Number of	Notional
Exchange-traded	Name of issuer		price	date	contracts	amount	Premium	Value
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	95.00	Jan 2018	341	34,100	$97,792	$(652,086)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	105.00	Jan 2018	101	10,100	19,165	(96,122)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	105.00	Jan 2019	21	2,100	12,960	(32,193)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	110.00	Jan 2019	21	2,100	9,578	(27,248)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	115.00	Jan 2019	21	2,100	6,888	(21,630)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	120.00	Jan 2019	58	5,800	22,693	(45,675)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	125.00	Jan 2019	56	5,600	20,292	(33,040)
Deutsche Bank
Securities, Inc.	Zoetis, Inc.	USD	60.00	Jan 2018	181	18,100	43,723	(216,844)
Goldman Sachs &
Company	Zoetis, Inc.	USD	60.00	Jan 2018	87	8,700	21,199	(104,229)
Deutsche Bank
Securities, Inc.	Zoetis, Inc.	USD	62.50	Jan 2018	84	8,400	18,228	(79,701)
Goldman Sachs &
Company	Zoetis, Inc.	USD	62.50	Jan 2018	87	8,700	14,418	(82,548)
Deutsche Bank
Securities, Inc.	Zoetis, Inc.	USD	65.00	Jan 2018	84	8,400	10,783	(59,642)
							$1,186,571	$(4,248,109)
Exchange-traded	Mastercard, Inc., Class A	USD	120.00	Jan 2018	2	200	898	(6,390)
							$898	$(6,390)
							$1,187,469	$(4,254,499)

Derivatives Currency Abbreviations

USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Emerging Markets Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.7%
Brazil - 6.7%
Petroleo Brasileiro SA (A)	1,256,990	$6,405,760	0.8%
Petroleo Brasileiro SA, Preferred
ADR (A)	155,805	1,531,563	0.2%
Petroleo Brasileiro SA, Sponsored
ADR (A)	148,149	1,524,453	0.2%
Vale SA	1,876,183	22,729,101	2.9%
OTHER SECURITIES		19,990,951	2.6%
		52,181,828
Chile - 1.3%		10,084,879	1.3%
China - 12.4%
Bank of China, Ltd., H Shares	14,375,694	7,040,299	0.9%
China Construction Bank Corp.,
H Shares	15,666,000	14,421,378	1.9%
China Petroleum & Chemical
Corp., ADR (B)	61,889	4,540,796	0.6%
China Petroleum & Chemical
Corp., H Shares	718,000	525,887	0.1%
CNOOC, Ltd.	5,253,000	7,541,297	1.0%
Industrial & Commercial Bank of
China, Ltd., H Shares	19,259,000	15,438,683	2.0%
PetroChina Company, Ltd.,
H Shares	6,128,000	4,261,089	0.6%

Emerging Markets Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
China (continued)
OTHER SECURITIES		$43,222,993	5.3%
		96,992,422
Colombia - 0.5%		3,650,284	0.5%
Czech Republic - 0.3%		2,193,991	0.3%
Greece - 0.0%		296,398	0.0%
Hong Kong - 4.5%
China Mobile, Ltd.	947,000	9,576,105	1.2%
China Overseas Land &
Investment, Ltd.	1,090,000	3,498,773	0.5%
China Unicom Hong
Kong, Ltd. (A)	896,000	1,211,379	0.2%
China Unicom Hong Kong, Ltd.,
ADR (A)(B)	122,186	1,653,177	0.2%
OTHER SECURITIES		19,471,298	2.4%
		35,410,732
Hungary - 0.3%		2,631,033	0.3%
India - 13.5%
Axis Bank, Ltd.	404,601	3,561,697	0.5%
Bharti Airtel, Ltd.	676,019	5,609,407	0.7%
ICICI Bank, Ltd.	949,330	4,656,435	0.6%
Reliance Industries, Ltd.	15,889	228,794	0.0%

The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
India (continued)
Reliance Industries, Ltd., GDR (C)	554,303	$15,736,248	2.0%
Tata Motors, Ltd. (A)	620,187	4,178,398	0.6%
Vedanta, Ltd.	224,895	1,160,841	0.2%
Vedanta, Ltd., ADR	173,175	3,607,235	0.5%
Wipro, Ltd.	589,060	2,868,061	0.4%
OTHER SECURITIES		63,571,459	8.0%
		105,178,575
Indonesia - 2.5%
Bank Mandiri Persero Tbk PT	4,717,540	2,777,954	0.4%
OTHER SECURITIES		16,630,175	2.1%
		19,408,129
Laos - 0.0%		16,410	0.0%
Malaysia - 2.7%
Genting BHD	1,134,600	2,577,201	0.4%
OTHER SECURITIES		18,210,841	2.3%
		20,788,042
Malta - 0.0%		206,435	0.0%
Mexico - 3.5%
Cemex SAB de CV, ADR (A)	584,797	4,385,978	0.6%
Grupo Financiero Banorte SAB de
CV, Series O	868,189	4,765,601	0.6%
Grupo Mexico SAB de CV,
Series B	1,732,693	5,721,742	0.7%
OTHER SECURITIES		12,235,089	1.6%
		27,108,410
Philippines - 1.2%		9,105,548	1.2%
Poland - 1.5%		11,344,481	1.5%
Russia - 1.9%
Gazprom PJSC, ADR	1,124,344	4,942,501	0.6%
LUKOIL PJSC, ADR	142,881	8,140,775	1.1%
OTHER SECURITIES		1,520,188	0.2%
		14,603,464
Singapore - 0.0%		25,353	0.0%
South Africa - 7.9%
Barclays Africa Group, Ltd.	293,019	4,292,563	0.6%
MTN Group, Ltd.	1,093,409	12,071,640	1.6%
Sasol, Ltd.	214,897	7,428,557	1.0%
Sasol, Ltd., ADR	15,146	518,145	0.1%
Standard Bank Group, Ltd.	657,101	10,346,330	1.3%
OTHER SECURITIES		27,082,519	3.3%
		61,739,754
South Korea - 17.9%
Hana Financial Group, Inc.	98,910	4,597,480	0.6%
Hyundai Mobis
Company, Ltd. (A)	23,101	5,676,218	0.7%
Hyundai Motor Company	55,934	8,140,445	1.1%
Hyundai Steel Company (A)	48,457	2,653,076	0.4%
KB Financial Group, Inc.	10,771	637,461	0.1%
KB Financial Group, Inc., ADR	91,112	5,330,963	0.7%
Kia Motors Corp. (A)	100,267	3,134,373	0.4%
LG Display Company, Ltd.	15,857	441,370	0.1%
LG Display Company, Ltd.,
ADR (B)	256,338	3,527,211	0.5%
LG Electronics, Inc.	56,809	5,616,942	0.7%
POSCO	32,392	10,075,570	1.3%
POSCO, ADR	40,692	3,179,266	0.4%
Samsung Life Insurance
Company, Ltd. (A)	23,522	2,728,855	0.4%
Shinhan Financial Group
Company, Ltd.	11,642	537,362	0.1%

Emerging Markets Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
South Korea (continued)
Shinhan Financial Group
Company, Ltd., ADR	184,219	$8,547,762	1.1%
SK Innovation Company, Ltd.	36,872	7,034,103	0.9%
OTHER SECURITIES		67,950,668	8.4%
		139,809,125
Taiwan - 16.1%
Cathay Financial Holding
Company, Ltd.	2,789,000	4,996,620	0.7%
China Steel Corp.	6,066,180	5,041,077	0.7%
CTBC Financial Holding
Company, Ltd.	7,474,348	5,137,924	0.7%
Fubon Financial Holding
Company, Ltd.	3,527,417	5,996,487	0.8%
Hon Hai Precision Industry
Company, Ltd.	1,487,310	4,729,035	0.6%
Mega Financial Holding
Company, Ltd.	4,141,472	3,339,489	0.4%
Pegatron Corp.	1,071,660	2,582,069	0.4%
United Microelectronics Corp.	7,234,794	3,435,409	0.5%
OTHER SECURITIES		89,993,111	11.3%
		125,251,221
Thailand - 2.6%
PTT PCL	478,100	6,442,987	0.8%
OTHER SECURITIES		14,114,679	1.8%
		20,557,666
Turkey - 1.4%		11,053,233	1.4%
Ukraine - 0.0%		210,770	0.0%
TOTAL COMMON STOCKS (Cost $665,290,505)		$769,848,183

PREFERRED
SECURITIES - 1.7%
Brazil - 1.6%
Petroleo Brasileiro SA (A)	1,734,907	8,418,923	1.1%
OTHER SECURITIES		3,902,588	0.5%
		12,321,511
Colombia - 0.1%		671,520	0.1%
Malaysia - 0.0%		12,829	0.0%
Panama - 0.0%		129,377	0.0%
TOTAL PREFERRED SECURITIES
(Cost $13,519,588)		$13,135,237

WARRANTS - 0.0%		29,624	0.0%
TOTAL WARRANTS (Cost $0)		$29,624

RIGHTS - 0.0%		10,164	0.0%
TOTAL RIGHTS (Cost $0)		$10,164

SECURITIES LENDING COLLATERAL - 2.7%
John Hancock Collateral Trust,
1.3985% (D)(E)	2,105,793	21,066,158	2.7%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $21,067,242)		$21,066,158
Total Investments (Emerging Markets Value
Trust)
(Cost $699,877,335) - 103.1%		$804,089,366	103.1%
Other assets and liabilities, net - (3.1)%		(24,042,774)	(3.1)%
TOTAL NET ASSETS - 100.0%		$780,046,592	100.0%

Security Abbreviations and Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

(B)	A portion of this security is on loan as of 12-31-17.
(C)

These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(D)	The rate shown is the annualized seven-day yield as of 12-31-17.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Equity Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.4%
Consumer discretionary - 7.6%
Comcast Corp., Class A	539,233	$21,596,282	1.2%
Las Vegas Sands Corp.	249,400	17,330,806	1.0%
News Corp., Class A	961,200	15,581,052	0.9%
Twenty-First Century Fox, Inc.,
Class B	910,400	31,062,848	1.7%
OTHER SECURITIES		52,288,261	2.8%
		137,859,249
Consumer staples - 7.8%
Kimberly-Clark Corp.	172,900	20,862,114	1.2%
PepsiCo, Inc.	152,200	18,251,824	1.0%
Philip Morris International, Inc.	154,200	16,291,230	0.9%
Tyson Foods, Inc., Class A	303,100	24,572,317	1.4%
Wal-Mart Stores, Inc.	221,000	21,823,750	1.2%
OTHER SECURITIES		40,158,925	2.1%
		141,960,160
Energy - 9.7%
Chevron Corp.	165,100	20,668,869	1.1%
Exxon Mobil Corp.	574,800	48,076,272	2.7%
Hess Corp.	379,100	17,995,877	1.0%
Occidental Petroleum Corp.	296,800	21,862,288	1.2%
TOTAL SA (A)	631,824	34,876,609	1.9%
OTHER SECURITIES		31,764,454	1.8%
		175,244,369
Financials - 26.5%
American International
Group, Inc.	360,400	21,472,632	1.2%
Ameriprise Financial, Inc.	98,000	16,608,060	0.9%
Chubb, Ltd.	128,751	18,814,384	1.0%
Citigroup, Inc.	371,900	27,673,079	1.5%
Fifth Third Bancorp	787,500	23,892,750	1.3%
JPMorgan Chase & Co.	658,075	70,374,541	3.9%
Loews Corp.	519,700	26,000,591	1.4%
MetLife, Inc.	433,800	21,932,928	1.2%
Morgan Stanley	757,300	39,735,531	2.2%
State Street Corp.	318,700	31,108,307	1.7%
The PNC Financial Services
Group, Inc.	122,000	17,603,380	1.0%
U.S. Bancorp	485,400	26,007,732	1.4%
Wells Fargo & Company	860,400	52,200,468	2.9%
OTHER SECURITIES		87,479,584	4.9%
		480,903,967
Health care - 10.9%
Anthem, Inc.	145,874	32,823,109	1.8%
Becton, Dickinson and Company	64,900	13,892,494	0.8%
Gilead Sciences, Inc.	275,900	19,765,476	1.1%
GlaxoSmithKline PLC	611,495	10,829,088	0.6%
GlaxoSmithKline PLC, ADR	199,000	7,058,530	0.4%
Johnson & Johnson	250,500	34,999,860	1.9%
Medtronic PLC	258,399	20,865,719	1.1%
Merck & Company, Inc.	312,450	17,581,562	1.0%
Pfizer, Inc.	686,435	24,862,676	1.4%

Equity Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Health care (continued)
OTHER SECURITIES		$15,162,204	0.8%
		197,840,718
Industrials - 8.7%
Emerson Electric Company	245,500	17,108,895	1.0%
Johnson Controls
International PLC	725,832	27,661,458	1.5%
The Boeing Company	98,200	28,960,162	1.6%
United Parcel Service, Inc.,
Class B	186,700	22,245,305	1.2%
OTHER SECURITIES		61,390,122	3.4%
		157,365,942
Information technology - 10.0%
Cisco Systems, Inc.	685,200	26,243,160	1.4%
Harris Corp.	215,224	30,486,480	1.7%
Microsoft Corp.	447,625	38,289,843	2.1%
QUALCOMM, Inc.	515,000	32,970,300	1.8%
OTHER SECURITIES		53,829,550	3.0%
		181,819,333
Materials - 5.5%
CF Industries Holdings, Inc.	470,500	20,015,070	1.1%
DowDuPont, Inc.	480,898	34,249,556	1.9%
International Paper Company	299,100	17,329,854	1.0%
OTHER SECURITIES		28,361,362	1.5%
		99,955,842
Real estate - 2.1%		37,196,366	2.1%
Telecommunication
services - 3.0%
Verizon Communications, Inc.	700,085	37,055,499	2.1%
OTHER SECURITIES		16,793,761	0.9%
		53,849,260
Utilities - 4.6%
NiSource, Inc.	705,700	18,115,319	1.0%
The Southern Company	608,848	29,279,500	1.6%
OTHER SECURITIES		36,659,110	2.0%
		84,053,929
TOTAL COMMON STOCKS
(Cost $1,313,356,840)		$1,748,049,135

PREFERRED
SECURITIES - 1.6%
Health care - 0.7%
Becton, Dickinson and Company,
6.125%	227,357	13,163,970	0.7%
Utilities - 0.9%		16,517,168	0.9%
TOTAL PREFERRED SECURITIES
(Cost $25,903,240)		$29,681,138

CORPORATE BONDS - 0.5%
Consumer discretionary - 0.3%		5,492,899	0.3%
Information technology - 0.2%		2,896,875	0.2%
TOTAL CORPORATE BONDS (Cost $7,909,394)		$8,389,774

SECURITIES LENDING COLLATERAL - 2.3%
John Hancock Collateral Trust,
1.3985% (B)(C)	4,163,446	41,649,860	2.3%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $41,650,759)		$41,649,860

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Equity Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 1.4%
Money market funds - 1.4%
T. Rowe Price Government Money
Fund, 1.2496% (B)	22,335,730	$22,335,730	1.2%
OTHER SECURITIES		2,783,726	0.2%
		25,119,456
TOTAL SHORT-TERM INVESTMENTS
(Cost $25,119,456)		$25,119,456
Total Investments (Equity Income Trust)
(Cost $1,413,939,689) - 102.2%		$1,852,889,363	102.2%
Other assets and liabilities, net - (2.2)%		(39,339,873)	(2.2)%
TOTAL NET ASSETS - 100.0%		$1,813,549,490	100.0%

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	A portion of this security is on loan as of 12-31-17.
(B)	The rate shown is the annualized seven-day yield as of 12-31-17.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Financial Industries Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.9%
Financials - 91.6%
Altamir	110,575	$2,022,888	0.9%
Ameris Bancorp	58,011	2,796,130	1.2%
Aon PLC	34,910	4,677,940	2.0%
Assured Guaranty, Ltd.	107,114	3,627,951	1.5%
Bank of America Corp.	234,168	6,912,639	2.9%
Bankinter SA	428,925	4,057,502	1.7%
Berkshire Hathaway, Inc.,
Class B (A)	28,310	5,611,608	2.4%
BNP Paribas SA	74,833	5,566,720	2.4%
Capital One Financial Corp.	60,667	6,041,220	2.6%
Chemical Financial Corp.	44,377	2,372,838	1.0%
Chubb, Ltd.	39,836	5,821,235	2.5%
Citigroup, Inc.	57,627	4,288,025	1.8%
Citizens Financial Group, Inc.	158,826	6,667,515	2.8%
Close Brothers Group PLC	105,314	2,057,633	0.9%
CNO Financial Group, Inc.	155,881	3,848,702	1.6%
Comerica, Inc.	71,903	6,241,899	2.6%
Danske Bank A/S	149,753	5,828,684	2.5%
Discover Financial Services	73,392	5,645,313	2.4%
DNB ASA	235,943	4,367,636	1.8%
First Hawaiian, Inc.	65,447	1,909,743	0.8%
First Merchants Corp.	54,863	2,307,538	1.0%
Glacier Bancorp, Inc.	61,763	2,432,845	1.0%
Great Western Bancorp, Inc.	47,247	1,880,431	0.8%
Intermediate Capital Group PLC	191,252	2,953,097	1.2%
Invesco, Ltd.	132,396	4,837,750	2.0%
James River Group Holdings, Ltd.	67,305	2,692,873	1.1%
JPMorgan Chase & Co.	51,138	5,468,698	2.3%
KeyCorp	281,026	5,668,294	2.4%
Kinsale Capital Group, Inc.	57,695	2,596,275	1.1%
KKR & Company LP (B)	166,090	3,497,855	1.5%
Lincoln National Corp.	90,463	6,953,891	2.9%
M&T Bank Corp.	17,391	2,973,687	1.3%
Marsh & McLennan
Companies, Inc.	42,274	3,440,681	1.5%
MB Financial, Inc.	51,894	2,310,321	1.0%
Nordea Bank AB	329,228	3,986,281	1.7%
Regions Financial Corp.	294,680	5,092,070	2.1%

Financial Industries Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Financials (continued)
Schroders PLC	36,548	$1,730,045	0.7%
St. James’s Place PLC	139,194	2,299,504	1.0%
SunTrust Banks, Inc.	92,869	5,998,409	2.5%
SVB Financial Group (A)	24,624	5,756,352	2.4%
The Blackstone Group LP (B)	100,786	3,227,168	1.4%
The Hartford Financial Services
Group, Inc.	36,460	2,051,969	0.9%
The PNC Financial Services
Group, Inc.	28,867	4,165,219	1.8%
TriCo Bancshares	57,575	2,179,790	0.9%
U.S. Bancorp	116,817	6,259,055	2.6%
Union Bankshares Corp.	56,481	2,042,918	0.9%
Zions Bancorporation	122,849	6,244,415	2.6%
OTHER SECURITIES		25,475,906	10.7%
		216,887,158
Information technology - 0.3%		608,381	0.3%
Real estate - 5.0%
Hibernia REIT PLC	1,022,727	1,864,443	0.8%
Prologis, Inc.	52,582	3,392,065	1.4%
OTHER SECURITIES		6,650,215	2.8%
		11,906,723
TOTAL COMMON STOCKS (Cost $185,898,700)		$229,402,262

PREFERRED
SECURITIES - 0.2%
Financials - 0.2%		436,799	0.2%
TOTAL PREFERRED SECURITIES
(Cost $483,267)		$436,799

CORPORATE BONDS - 0.2%
Financials - 0.2%		484,640	0.2%
TOTAL CORPORATE BONDS (Cost $461,636)		$484,640

SECURITIES LENDING COLLATERAL - 0.1%
John Hancock Collateral Trust,
1.3985% (C)(D)	10,423	104,265	0.1%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $104,264)		$104,265

SHORT-TERM INVESTMENTS - 2.9%
U.S. Government Agency - 2.3%
Federal Home Loan Bank
Discount Note, 0.800%,
01/02/2018 *	$1,447,000	1,446,968	0.6%
Federal Home Loan Bank
Discount Note, 1.000%,
01/02/2018 *	482,000	481,987	0.2%
Federal Home Loan Bank
Discount Note, 1.050%,
01/02/2018 *	2,838,000	2,837,917	1.2%
OTHER SECURITIES		722,979	0.3%
		5,489,851
Repurchase agreement - 0.6%		1,372,000	0.6%
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,861,851)		$6,861,851
Total Investments (Financial Industries Trust)
(Cost $193,809,718) - 100.3%		$237,289,817	100.3%
Other assets and liabilities, net - (0.3)%		(638,978)	(0.3)%
TOTAL NET ASSETS - 100.0%		$236,650,839	100.0%

Security Abbreviations and Legend

(A)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Financial Industries Trust (continued)

(B)	A portion of this security is on loan as of 12-31-17.
(C)	The rate shown is the annualized seven-day yield as of 12-31-17.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

Fundamental All Cap Core Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.9%
Consumer discretionary - 24.9%
Amazon.com, Inc. (A)	111,214	$130,061,437	6.9%
CarMax, Inc. (A)	268,493	17,218,456	0.9%
Group 1 Automotive, Inc.	399,140	28,326,966	1.5%
Lennar Corp., A Shares	750,884	47,485,904	2.5%
Lennar Corp., B Shares	15,152	783,055	0.0%
Liberty Media Corp.-Liberty
Formula One, Series C (A)	1,544,088	52,746,046	2.8%
NVR, Inc. (A)	5,463	19,165,406	1.0%
Polaris Industries, Inc.	878,178	108,885,290	5.8%
Tempur Sealy
International, Inc. (A)	1,048,618	65,737,862	3.5%
		470,410,422
Consumer staples - 2.0%
Anheuser-Busch InBev SA, ADR	165,334	18,444,661	1.0%
Diageo PLC, ADR	135,689	19,814,665	1.0%
		38,259,326
Energy - 5.8%
Cheniere Energy, Inc. (A)	607,929	32,730,897	1.7%
Kinder Morgan, Inc.	252,391	4,560,705	0.3%
National Oilwell Varco, Inc.	753,892	27,155,190	1.5%
Schlumberger, Ltd.	343,811	23,169,423	1.2%
Suncor Energy, Inc.	571,954	21,002,151	1.1%
		108,618,366
Financials - 26.1%
Affiliated Managers Group, Inc.	450,452	92,455,273	4.9%
American Express Company	229,004	22,742,387	1.2%
Bank of America Corp.	3,192,226	94,234,512	5.0%
Citigroup, Inc.	1,173,291	87,304,583	4.6%
FactSet Research Systems, Inc.	49,976	9,633,374	0.5%
Greenhill & Company, Inc.	1,073,308	20,929,506	1.1%
Morgan Stanley	1,308,070	68,634,433	3.7%
Synchrony Financial	284,047	10,967,055	0.6%
The Goldman Sachs Group, Inc.	333,388	84,933,927	4.5%
		491,835,050
Health care - 4.2%
Allergan PLC	167,533	27,405,048	1.5%
Amgen, Inc.	298,278	51,870,544	2.7%
		79,275,592
Industrials - 11.1%
General Electric Company	5,732,425	100,030,819	5.3%
IHS Markit, Ltd. (A)	993,426	44,853,184	2.4%
Regal Beloit Corp.	201,544	15,438,270	0.8%
Sensata Technologies Holding
NV (A)	431,238	22,040,574	1.2%
The Manitowoc
Company, Inc. (A)	147,422	5,799,581	0.3%
United Rentals, Inc. (A)	39,599	6,807,464	0.4%
Welbilt, Inc. (A)	421,418	9,907,537	0.5%
WESCO International, Inc. (A)	71,006	4,839,059	0.2%
		209,716,488
Information technology - 21.5%
Alphabet, Inc., Class A (A)	73,246	77,157,336	4.1%

Fundamental All Cap Core Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Information
technology (continued)
Apple, Inc.	763,410	$129,191,874	6.8%
Cargurus, Inc. (A)	1,744,615	52,303,558	2.8%
Facebook, Inc., Class A (A)	257,914	45,511,504	2.4%
Twitter, Inc. (A)	2,418,998	58,080,142	3.1%
Workday, Inc., Class A (A)	432,953	44,048,638	2.3%
		406,293,052
Materials - 1.5%
Louisiana-Pacific Corp. (A)	1,077,763	28,302,056	1.5%
Real estate - 1.8%
American Tower Corp.	243,534	34,744,996	1.8%
TOTAL COMMON STOCKS
(Cost $1,400,576,965)		$1,867,455,348

SHORT-TERM INVESTMENTS - 1.1%
U.S. Government Agency - 0.8%
Federal Agricultural Mortgage
Corp. Discount Note, 1.050%,
01/02/2018 *	$2,134,000	2,133,938	0.1%
Federal Home Loan Bank
Discount Note, 0.800%,
01/02/2018 *	4,268,000	4,267,905	0.2%
Federal Home Loan Bank
Discount Note, 1.000%,
01/02/2018 *	1,423,000	1,422,960	0.1%
Federal Home Loan Bank
Discount Note, 1.050%,
01/02/2018 *	8,370,000	8,369,756	0.4%
		16,194,559
Repurchase agreement - 0.3%
Barclays Tri-Party Repurchase
Agreement dated 12-29-17 at
1.350% to be repurchased at
$880,132 on 1-2-18,
collateralized by $200
U.S. Treasury Bonds, 2.500%
due 5-15-46 (valued at $190,
including interest), $700
U.S. Treasury Inflation Indexed
Bonds, 2.375% due 1-15-27
(valued at $1,008, including
interest), and $827,300
U.S. Treasury Inflation Indexed
Notes, 0.125% due 1-15-22
(valued at $896,622,
including interest)	880,000	880,000	0.1%
Repurchase Agreement with State
Street Corp. dated 12-29-17 at
0.540% to be repurchased at
$4,049,243 on 1-2-18,
collateralized by $4,110,000
U.S. Treasury Notes, 2.250%
due 1-31-24 (valued at
$4,132,560, including interest)	4,049,000	4,049,000	0.2%
		4,929,000
TOTAL SHORT-TERM INVESTMENTS
(Cost $21,123,559)		$21,123,559
Total Investments (Fundamental All Cap Core
Trust) (Cost $1,421,700,524) - 100.0%		$1,888,578,907	100.0%
Other assets and liabilities, net - 0.0%		41,894	0.0%
TOTAL NET ASSETS - 100.0%		$1,888,620,801	100.0%

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Fundamental All Cap Core Trust (continued)

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

Fundamental Large Cap Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.6%
Consumer discretionary - 8.5%
AutoZone, Inc. (A)	13,298	$9,459,798	1.2%
Group 1 Automotive, Inc.	130,098	9,233,055	1.1%
Lennar Corp., A Shares	295,109	18,662,693	2.3%
Lennar Corp., B Shares	6,192	320,003	0.0%
Tempur Sealy
International, Inc. (A)	223,772	14,028,267	1.7%
Twenty-First Century Fox, Inc.,
Class A	531,077	18,338,089	2.2%
		70,041,905
Consumer staples - 5.0%
Danone SA	113,818	9,536,902	1.2%
Heineken Holding NV	105,475	10,428,330	1.3%
Imperial Brands PLC	198,012	8,446,130	1.0%
Philip Morris International, Inc.	121,359	12,821,578	1.5%
		41,232,940
Energy - 9.2%
Chevron Corp.	142,673	17,861,233	2.2%
Exxon Mobil Corp.	306,436	25,630,307	3.1%
National Oilwell Varco, Inc.	541,206	19,494,240	2.4%
Suncor Energy, Inc.	347,528	12,761,228	1.5%
		75,747,008
Financials - 37.4%
Affiliated Managers Group, Inc.	102,705	21,080,201	2.6%
American Express Company	235,329	23,370,523	2.8%
American International
Group, Inc.	173,576	10,341,658	1.3%
Bank of America Corp.	1,491,607	44,032,238	5.4%
CIT Group, Inc.	308,399	15,182,483	1.8%
Citigroup, Inc.	548,681	40,827,353	5.0%
Invesco, Ltd.	258,167	9,433,422	1.1%
JPMorgan Chase & Co.	377,496	40,369,422	4.9%
Morgan Stanley	623,863	32,734,092	4.0%
Prudential Financial, Inc.	108,305	12,452,909	1.5%
Synchrony Financial	494,435	19,090,135	2.3%
The Goldman Sachs Group, Inc.	151,008	38,470,798	4.7%
		307,385,234
Health care - 10.8%
Allergan PLC	67,213	10,994,703	1.3%
Amgen, Inc.	36,878	6,413,084	0.8%
Danaher Corp.	91,113	8,457,109	1.0%
Gilead Sciences, Inc.	134,472	9,633,574	1.2%
Medtronic PLC	186,013	15,020,550	1.8%
Merck & Company, Inc.	192,458	10,829,612	1.3%
Novartis AG, ADR	68,972	5,790,889	0.7%
Patterson Companies, Inc.	170,694	6,167,174	0.8%
Shire PLC, ADR	100,966	15,661,846	1.9%
		88,968,541
Industrials - 14.0%
General Electric Company	2,507,653	43,758,545	5.3%
L3 Technologies, Inc.	45,075	8,918,089	1.1%
Nielsen Holdings PLC	152,828	5,562,940	0.7%
Union Pacific Corp.	177,217	23,764,800	2.9%
United Rentals, Inc. (A)	66,579	11,445,596	1.4%

Fundamental Large Cap Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Industrials (continued)
United Technologies Corp.	164,969	$21,045,095	2.6%
		114,495,065
Information technology - 12.6%
Apple, Inc.	240,879	40,763,953	4.9%
Cisco Systems, Inc.	231,360	8,861,088	1.1%
eBay, Inc. (A)	550,760	20,785,682	2.5%
Microsoft Corp.	236,866	20,261,518	2.5%
Oracle Corp.	275,139	13,008,572	1.6%
		103,680,813
Materials - 2.1%
LyondellBasell Industries NV,
Class A	156,907	17,309,980	2.1%
TOTAL COMMON STOCKS (Cost $672,996,670)		$818,861,486

SHORT-TERM INVESTMENTS - 0.8%
U.S. Government Agency - 0.6%
Federal Agricultural Mortgage
Corp. Discount Note, 1.050%,
01/02/2018 *	$647,000	646,981	0.1%
Federal Home Loan Bank
Discount Note, 0.800%,
01/02/2018 *	1,293,000	1,292,971	0.2%
Federal Home Loan Bank
Discount Note, 1.050%,
01/02/2018 *	2,537,000	2,536,926	0.3%
OTHER SECURITIES		430,988	0.0%
		4,907,866
Repurchase agreement - 0.2%
Repurchase Agreement with State
Street Corp. dated 12-29-17 at
0.540% to be repurchased at
$1,227,074 on 1-2-18,
collateralized by $1,245,000
U.S. Treasury Notes, 2.250%
due 1-31-24 (valued at
$1,251,834, including interest)	1,227,000	1,227,000	0.2%
OTHER SECURITIES		267,000	0.0%
		1,494,000
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,401,866)		$6,401,866
Total Investments (Fundamental Large Cap
Value Trust) (Cost $679,398,536) - 100.4%		$825,263,352	100.4%
Other assets and liabilities, net - (0.4)%		(2,993,243)	(0.4)%
TOTAL NET ASSETS - 100.0%		$822,270,109	100.0%

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

Global Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 97.2%
Canada - 2.6%
Wheaton Precious Metals Corp.	115,029	$2,543,083	1.0%
OTHER SECURITIES		3,782,167	1.6%
		6,325,250

The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
China - 3.7%
Baidu, Inc., ADR (A)	16,160	$3,784,834	1.6%
China Life Insurance
Company, Ltd., H Shares	979,710	3,055,239	1.3%
OTHER SECURITIES		2,168,717	0.8%
		9,008,790
France - 5.2%
AXA SA	117,855	3,492,415	1.5%
BNP Paribas SA	43,238	3,216,406	1.3%
OTHER SECURITIES		5,891,837	2.4%
		12,600,658
Germany - 3.5%
Innogy SE (B)	82,020	3,209,984	1.3%
Siemens AG	21,949	3,038,999	1.3%
OTHER SECURITIES		2,221,007	0.9%
		8,469,990
Hong Kong - 1.4%		3,455,582	1.4%
India - 0.9%		2,179,794	0.9%
Ireland - 2.0%
Perrigo Company PLC	32,350	2,819,626	1.2%
OTHER SECURITIES		1,941,256	0.8%
		4,760,882
Israel - 1.9%
Teva Pharmaceutical
Industries, Ltd., ADR (C)	237,610	4,502,710	1.9%
Italy - 1.5%
Eni SpA	224,262	3,711,065	1.5%
Japan - 4.6%
Panasonic Corp.	228,570	3,335,732	1.4%
SoftBank Group Corp.	41,360	3,274,495	1.4%
OTHER SECURITIES		4,339,374	1.8%
		10,949,601
Luxembourg - 1.4%
SES SA (C)	222,600	3,470,680	1.4%
Netherlands - 5.8%
Aegon NV	484,876	3,080,878	1.3%
Akzo Nobel NV	33,082	2,902,777	1.2%
Royal Dutch Shell PLC, B Shares	169,585	5,710,599	2.4%
OTHER SECURITIES		2,270,755	0.9%
		13,965,009
Portugal - 1.0%
Galp Energia SGPS SA	127,056	2,334,362	1.0%
Russia - 0.8%		1,885,875	0.8%
Singapore - 2.1%
Singapore
Telecommunications, Ltd.	1,315,750	3,507,956	1.5%
OTHER SECURITIES		1,428,838	0.6%
		4,936,794
South Korea - 5.1%
KB Financial Group, Inc., ADR	79,678	4,661,960	2.0%
Samsung Electronics
Company, Ltd.	2,500	5,939,778	2.5%
OTHER SECURITIES		1,533,956	0.6%
		12,135,694
Spain - 0.7%		1,632,471	0.7%
Sweden - 1.9%		4,562,288	1.9%
Switzerland - 2.8%
Roche Holding AG	12,842	3,247,169	1.4%

Global Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Switzerland (continued)
UBS Group AG (A)	183,290	$3,367,543	1.4%
		6,614,712
Taiwan - 0.4%		860,399	0.4%
Thailand - 1.2%
Bangkok Bank PCL	311,130	2,087,351	0.9%
Bangkok Bank PCL, NVDR	126,340	782,303	0.3%
		2,869,654
United Kingdom - 10.9%
BAE Systems PLC	457,904	3,537,908	1.5%
BP PLC	552,738	3,877,607	1.6%
HSBC Holdings PLC	359,799	3,699,208	1.5%
Kingfisher PLC	867,666	3,961,782	1.6%
Standard Chartered PLC (A)	414,528	4,353,192	1.8%
Vodafone Group PLC	781,825	2,471,340	1.0%
OTHER SECURITIES		4,403,149	1.9%
		26,304,186
United States - 35.8%
Allergan PLC	18,898	3,091,335	1.3%
Alphabet, Inc., Class A (A)	3,130	3,297,142	1.4%
AmerisourceBergen Corp.	29,390	2,698,590	1.1%
Amgen, Inc.	25,580	4,448,362	1.8%
Apache Corp.	57,340	2,420,895	1.0%
Apple, Inc.	19,210	3,250,908	1.4%
Capital One Financial Corp.	31,060	3,092,955	1.3%
Citigroup, Inc.	71,170	5,295,760	2.2%
Comcast Corp., Class A	76,850	3,077,843	1.3%
ConocoPhillips	59,440	3,262,662	1.4%
Coty, Inc., Class A (C)	146,730	2,918,460	1.2%
Eli Lilly & Company	30,870	2,607,280	1.1%
Gilead Sciences, Inc.	46,960	3,364,214	1.4%
JPMorgan Chase & Co.	26,710	2,856,367	1.2%
Microsoft Corp.	40,830	3,492,598	1.5%
Navistar International
Corp. (A)(C)	80,560	3,454,413	1.4%
Oracle Corp.	106,070	5,014,990	2.1%
Twenty-First Century Fox, Inc.,
Class A	138,220	4,772,737	2.0%
United Parcel Service, Inc.,
Class B	21,540	2,566,491	1.1%
Walgreens Boots Alliance, Inc.	38,890	2,824,192	1.2%
OTHER SECURITIES		18,210,769	7.4%
		86,018,963
TOTAL COMMON STOCKS (Cost $200,542,394)		$233,555,409

CORPORATE BONDS - 0.5%
United States - 0.5%		1,086,301	0.5%
TOTAL CORPORATE BONDS (Cost $987,041)		$1,086,301

SECURITIES LENDING COLLATERAL - 4.2%
John Hancock Collateral Trust,
1.3985% (D)(E)	1,004,432	10,048,267	4.2%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $10,048,394)		$10,048,267

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Trust (continued)

Shares or			% of
Principal			Net
Amount		Value	Assets
SHORT-TERM INVESTMENTS - 1.7%
U.S. Government Agency - 1.7%
Federal Home Loan Bank
Discount Note 1.050%,
01/02/2018 *	$4,200,000	$4,200,000	1.7%
TOTAL SHORT-TERM INVESTMENTS
(Cost $4,199,878)		$4,200,000
Total Investments (Global Trust)
(Cost $215,777,707) - 103.6%		$248,889,977	103.6%
Other assets and liabilities, net - (3.6)%		(8,683,685)	(3.6)%
TOTAL NET ASSETS - 100.0%		$240,206,292	100.0%

Security Abbreviations and Legend

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	A portion of this security is on loan as of 12-31-17.
(D)	The rate shown is the annualized seven-day yield as of 12-31-17.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

Health Sciences Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.8%
Consumer discretionary - 0.0%		$144,953	0.0%
Consumer staples - 0.8%		2,268,249	0.8%
Health care - 98.0%
AbbVie, Inc.	56,178	5,432,974	1.9%
Aetna, Inc.	24,293	4,382,214	1.5%
Agilent Technologies, Inc.	93,300	6,248,301	2.2%
Alexion Pharmaceuticals, Inc. (A)	51,054	6,105,548	2.1%
Align Technology, Inc. (A)	8,301	1,844,399	0.6%
Allergan PLC	26,760	4,377,401	1.5%
Alnylam Pharmaceuticals, Inc. (A)	39,585	5,029,274	1.7%
Amgen, Inc.	16,600	2,886,740	1.0%
Anthem, Inc.	28,700	6,457,787	2.2%
AstraZeneca PLC, ADR	97,200	3,372,840	1.2%
athenahealth, Inc. (A)	14,416	1,917,905	0.7%
Becton, Dickinson and Company	55,721	11,927,637	4.1%
Biogen, Inc. (A)	18,555	5,911,066	2.0%
BioMarin Pharmaceutical, Inc. (A)	34,413	3,068,607	1.1%
Bioverativ, Inc. (A)	33,162	1,788,095	0.6%
Bluebird Bio, Inc. (A)	20,769	3,698,959	1.3%
Blueprint Medicines Corp. (A)	21,860	1,648,463	0.6%
Bristol-Myers Squibb Company	76,544	4,690,616	1.6%
Celgene Corp. (A)	21,632	2,257,516	0.8%
Centene Corp. (A)	48,806	4,923,549	1.7%
Chugai Pharmaceutical
Company, Ltd.	31,000	1,584,370	0.5%
Cigna Corp.	39,865	8,096,183	2.8%
Danaher Corp.	43,500	4,037,670	1.4%
DaVita, Inc. (A)	24,020	1,735,445	0.6%
Eli Lilly & Company	35,254	2,977,553	1.0%
Exelixis, Inc. (A)	64,595	1,963,688	0.7%
Gilead Sciences, Inc.	46,867	3,357,552	1.2%

Health Sciences Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Health care (continued)
HCA Healthcare, Inc. (A)	36,607	$3,215,559	1.1%
Hologic, Inc. (A)	96,200	4,112,550	1.4%
Humana, Inc.	20,880	5,179,702	1.8%
Incyte Corp. (A)	58,600	5,550,006	1.9%
Insmed, Inc. (A)	98,011	3,055,983	1.1%
Intuitive Surgical, Inc. (A)	30,504	11,132,130	3.8%
Ironwood
Pharmaceuticals, Inc. (A)	111,735	1,674,908	0.6%
Medtronic PLC	26,493	2,139,310	0.7%
Merck & Company, Inc.	87,329	4,914,003	1.7%
Neurocrine Biosciences, Inc. (A)	58,972	4,575,637	1.6%
Pfizer, Inc.	48,000	1,738,560	0.6%
Puma Biotechnology, Inc. (A)	15,634	1,545,421	0.5%
Regeneron
Pharmaceuticals, Inc. (A)	9,800	3,684,408	1.3%
Sage Therapeutics, Inc. (A)	41,664	6,862,477	2.4%
Shire PLC, ADR	21,580	3,347,490	1.2%
Stryker Corp.	41,656	6,450,015	2.2%
Teleflex, Inc.	8,400	2,090,088	0.7%
TESARO, Inc. (A)	20,500	1,698,835	0.6%
The Cooper Companies, Inc.	9,235	2,012,122	0.7%
Thermo Fisher Scientific, Inc.	28,900	5,487,532	1.9%
UnitedHealth Group, Inc.	87,600	19,312,296	6.7%
Vertex Pharmaceuticals, Inc. (A)	60,572	9,077,320	3.1%
West Pharmaceutical Services, Inc.	20,083	1,981,590	0.7%
OTHER SECURITIES		60,888,046	21.1%
		283,448,340
TOTAL COMMON STOCKS (Cost $224,787,573)		$285,861,542

PREFERRED
SECURITIES - 0.5%
Consumer discretionary - 0.1%		323,681	0.1%
Health care - 0.4%
Allergan PLC, 5.500%	811	475,449	0.2%
Becton, Dickinson and Company,
6.125%	10,507	608,355	0.2%
		1,083,804
Information technology - 0.0%		163,429	0.0%
TOTAL PREFERRED SECURITIES
(Cost $1,725,161)		$1,570,914

CONVERTIBLE
BONDS - 0.2%
Health care - 0.2%
Ironwood Pharmaceuticals, Inc.
2.250%, 06/15/2022	$376,000	435,220	0.2%
TOTAL CONVERTIBLE BONDS (Cost $376,000)		$435,220

PURCHASED OPTIONS - 0.0%
Calls - 0.0%		29,480	0.0%
TOTAL PURCHASED OPTIONS (Cost $8,127)		$29,480

RIGHTS - 0.0%		5,285	0.0%
TOTAL RIGHTS (Cost $8,750)		$5,285

SHORT-TERM INVESTMENTS - 0.2%
Money market funds - 0.2%		491,291	0.2%
TOTAL SHORT-TERM INVESTMENTS
(Cost $491,291)		$491,291
Total Investments (Health Sciences Trust)
(Cost $227,396,902) - 99.7%		$288,393,732	99.7%
Other assets and liabilities, net - 0.3%		982,450	0.3%
TOTAL NET ASSETS - 100.0%		$289,376,182	100.0%

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Health Sciences Trust (continued)

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	Non-income producing security.

International Equity Index Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 95.5%
Australia - 4.6%
BHP Billiton, Ltd.	112,207	$2,577,497	0.3%
Commonwealth Bank of
Australia (A)	60,926	3,802,300	0.5%
Westpac Banking Corp. (A)	116,859	2,842,424	0.4%
OTHER SECURITIES		27,400,957	3.4%
		36,623,178
Austria - 0.2%		1,317,637	0.2%
Belgium - 0.7%
Anheuser-Busch InBev SA (A)	25,516	2,848,634	0.4%
OTHER SECURITIES		2,980,885	0.3%
		5,829,519
Brazil - 1.1%		8,572,193	1.1%
Canada - 6.6%
Enbridge, Inc.	58,200	2,276,143	0.3%
Manulife Financial Corp. (B)	70,600	1,472,659	0.2%
Royal Bank of Canada (A)	51,500	4,205,628	0.5%
The Bank of Nova Scotia	42,600	2,749,174	0.4%
The Toronto-Dominion Bank	65,200	3,820,191	0.5%
OTHER SECURITIES		37,519,337	4.7%
		52,043,132
Chile - 0.3%		2,190,737	0.3%
China - 6.3%
Alibaba Group Holding, Ltd.,
ADR (C)	40,200	6,931,686	0.9%
China Construction Bank Corp.,
H Shares	2,923,914	2,691,617	0.4%
Tencent Holdings, Ltd.	200,600	10,382,646	1.3%
OTHER SECURITIES		29,909,639	3.7%
		49,915,588
Colombia - 0.1%		732,145	0.1%
Czech Republic - 0.0%		306,510	0.0%
Denmark - 1.2%
Novo Nordisk A/S, B Shares	63,778	3,427,142	0.4%
OTHER SECURITIES		6,121,474	0.8%
		9,548,616
Egypt - 0.0%		186,087	0.0%
Finland - 0.6%		4,942,170	0.6%
France - 6.9%
BNP Paribas SA	39,758	2,957,534	0.4%
LVMH Moet Hennessy Louis
Vuitton SE	9,900	2,905,695	0.4%
Sanofi	40,116	3,453,656	0.4%
TOTAL SA	83,399	4,603,606	0.6%
OTHER SECURITIES		40,962,649	5.1%
		54,883,140
Germany - 6.2%
Allianz SE	15,695	3,591,757	0.5%
BASF SE	32,520	3,565,205	0.5%
Bayer AG	29,253	3,635,062	0.5%
Daimler AG	34,145	2,887,309	0.4%
SAP SE	34,774	3,890,343	0.5%
Siemens AG	27,076	3,748,870	0.5%
OTHER SECURITIES		27,755,958	3.3%
		49,074,504

International Equity Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Greece - 0.1%		$719,714	0.1%
Hong Kong - 3.2%
AIA Group, Ltd.	427,600	3,637,015	0.5%
OTHER SECURITIES		21,811,319	2.7%
		25,448,334
Hungary - 0.1%		642,170	0.1%
India - 2.1%		16,535,178	2.1%
Indonesia - 0.6%		4,589,845	0.6%
Ireland - 0.6%		5,121,911	0.6%
Israel - 0.3%		2,331,773	0.3%
Italy - 1.4%		10,925,769	1.4%
Japan - 16.1%
Mitsubishi UFJ Financial
Group, Inc.	427,100	3,108,419	0.4%
SoftBank Group Corp.	29,300	2,319,698	0.3%
Toyota Motor Corp.	92,180	5,874,632	0.8%
OTHER SECURITIES		116,461,123	14.6%
		127,763,872
Jersey, Channel Islands - 0.0%		334,723	0.0%
Luxembourg - 0.2%		1,724,708	0.2%
Macau - 0.1%		763,726	0.1%
Malaysia - 0.5%		4,254,949	0.5%
Malta - 0.0%		48,012	0.0%
Mexico - 0.7%		5,695,998	0.7%
Netherlands - 3.1%
ING Groep NV	134,838	2,475,178	0.3%
Royal Dutch Shell PLC, A Shares	162,652	5,429,832	0.7%
Royal Dutch Shell PLC, B Shares	132,490	4,461,463	0.6%
OTHER SECURITIES		12,259,640	1.5%
		24,626,113
New Zealand - 0.1%		894,813	0.1%
Norway - 0.4%		3,467,028	0.4%
Peru - 0.1%		612,312	0.1%
Philippines - 0.3%		1,988,597	0.3%
Poland - 0.3%		2,379,642	0.3%
Portugal - 0.1%		713,812	0.1%
Romania - 0.0%		221,914	0.0%
Russia - 0.8%		6,051,117	0.8%
Singapore - 0.9%		7,335,527	0.9%
South Africa - 1.8%
Naspers, Ltd., N Shares	15,059	4,172,146	0.5%
OTHER SECURITIES		9,718,670	1.3%
		13,890,816
South Korea - 3.5%
Samsung Electronics
Company, Ltd.	3,398	8,073,347	1.0%
OTHER SECURITIES		19,839,663	2.5%
		27,913,010
Spain - 2.1%
Banco Santander SA	562,407	3,687,263	0.5%
OTHER SECURITIES		13,150,578	1.6%
		16,837,841
Sweden - 1.8%		14,194,082	1.8%
Switzerland - 5.9%
Nestle SA	109,774	9,437,958	1.2%
Novartis AG	78,525	6,608,076	0.8%
Roche Holding AG	24,813	6,274,100	0.8%

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Equity Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Switzerland (continued)
UBS Group AG (C)	129,967	$2,387,852	0.3%
OTHER SECURITIES		21,717,518	2.8%
		46,425,504
Taiwan - 2.3%
Taiwan Semiconductor
Manufacturing Company, Ltd.	851,227	6,517,909	0.8%
OTHER SECURITIES		12,052,313	1.5%
		18,570,222
Thailand - 0.5%		3,961,559	0.5%
Turkey - 0.2%		1,887,897	0.2%
United Kingdom - 10.4%
AstraZeneca PLC	44,853	3,095,102	0.4%
BP PLC	705,981	4,952,648	0.6%
British American Tobacco PLC	81,272	5,493,877	0.7%
Diageo PLC	89,214	3,270,075	0.4%
GlaxoSmithKline PLC	174,116	3,083,447	0.4%
HSBC Holdings PLC	707,750	7,309,678	0.9%
Lloyds Banking Group PLC	2,549,112	2,337,487	0.3%
Prudential PLC	91,852	2,352,354	0.3%
Rio Tinto PLC	43,871	2,301,362	0.3%
Unilever NV	56,490	3,180,547	0.4%
Unilever PLC	45,466	2,521,817	0.3%
Vodafone Group PLC	944,290	2,984,890	0.4%
OTHER SECURITIES		39,850,884	5.0%
		82,734,168
United States - 0.1%		711,770	0.1%
TOTAL COMMON STOCKS (Cost $544,090,229)		$758,483,582

PREFERRED
SECURITIES - 1.1%
Brazil - 0.5%		4,194,693	0.5%
Germany - 0.4%		3,015,289	0.4%
South Korea - 0.2%
Samsung Electronics
Company, Ltd.	616	1,199,606	0.2%
OTHER SECURITIES		332,587	0.0%
		1,532,193
TOTAL PREFERRED SECURITIES
(Cost $6,635,968)		$8,742,175

RIGHTS - 0.0%		28,225	0.0%
TOTAL RIGHTS (Cost $23,531)		$28,225

International Equity Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SECURITIES LENDING COLLATERAL - 2.8%
John Hancock Collateral Trust,
1.3985% (D)(E)	2,244,422	$22,452,998	2.8%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $22,453,700)		$22,452,998

SHORT-TERM INVESTMENTS - 2.3%
Money market funds - 2.3%
Fidelity Institutional Money
Market Government Portfolio,
Institutional Class, 1.1271% (D)	17,719,882	17,719,882	2.3%
TOTAL SHORT-TERM INVESTMENTS
(Cost $17,719,882)		$17,719,882
Total Investments (International Equity Index
Trust)
(Cost $590,923,310) - 101.7%		$807,426,862	101.7%
Other assets and liabilities, net - (1.7)%		(13,153,993)	(1.7)%
TOTAL NET ASSETS - 100.0%		$794,272,869	100.0%

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	A portion of this security is on loan as of 12-31-17.
(B)	The investment is an affiliate of the fund, the advisor and/or the subadvisor.
(C)	Non-income producing security.
(D)	The rate shown is the annualized seven-day yield as of 12-31-17.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
Mini MSCI EAFE Index Futures	160	Long	Mar 2018	$15,973,571	$16,364,000	$390,429
Mini MSCI Emerging Markets Index Futures	106	Long	Mar 2018	5,830,776	6,167,610	336,834
MSCI Taiwan Index Futures	57	Long	Jan 2018	2,203,913	2,231,041	27,128
						$754,391

*	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Growth Stock Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 93.5%
Australia - 4.8%
Amcor, Ltd.	749,448	$8,980,125	2.3%
Brambles, Ltd.	873,365	6,844,623	1.7%
OTHER SECURITIES		3,232,525	0.8%
		19,057,273
Brazil - 6.3%
B3 SA - Brasil Bolsa Balcao	1,007,934	6,917,473	1.7%
Banco Bradesco SA, ADR	642,872	6,583,009	1.7%
Cielo SA	902,389	6,397,290	1.6%
Kroton Educacional SA	894,774	4,964,971	1.3%
		24,862,743
Canada - 8.8%
Canadian National
Railway Company	54,055	4,457,280	1.1%
CGI Group, Inc., Class A (A)	200,838	10,912,677	2.8%
PrairieSky Royalty, Ltd.	181,738	4,635,259	1.2%
Suncor Energy, Inc.	142,113	5,217,593	1.3%
OTHER SECURITIES		9,524,331	2.4%
		34,747,140
China - 0.9%		3,438,671	0.9%
Denmark - 2.0%
Carlsberg A/S, Class B	65,687	7,878,383	2.0%
France - 6.3%
Essilor International Cie Generale
d’Optique SA	33,050	4,552,345	1.1%
Pernod Ricard SA	41,546	6,570,687	1.7%
Schneider Electric SE (A)	108,923	9,234,521	2.3%
OTHER SECURITIES		4,630,211	1.2%
		24,987,764
Germany - 10.7%
Allianz SE	37,611	8,607,172	2.2%
Deutsche Boerse AG	104,450	12,089,586	3.1%
Deutsche Post AG	133,351	6,338,630	1.6%
SAP SE	104,243	11,662,189	2.9%
OTHER SECURITIES		3,536,631	0.9%
		42,234,208
Hong Kong - 3.7%
CK Hutchison Holdings, Ltd.	692,468	8,676,833	2.2%
Galaxy Entertainment Group, Ltd.	728,000	5,812,201	1.5%
		14,489,034
Italy - 1.8%
Intesa Sanpaolo SpA	1,283,328	4,257,891	1.1%
OTHER SECURITIES		3,000,189	0.7%
		7,258,080
Japan - 4.6%
FANUC Corp.	15,400	3,694,405	0.9%
Japan Tobacco, Inc.	121,200	3,903,018	1.0%
Kao Corp.	59,100	3,993,364	1.0%
Yahoo Japan Corp.	900,900	4,127,466	1.0%
OTHER SECURITIES		2,569,704	0.7%
		18,287,957
Mexico - 2.0%
Fomento Economico Mexicano
SAB de CV, ADR	85,684	8,045,728	2.0%
Netherlands - 3.6%
Royal Dutch Shell PLC, B Shares	106,006	3,569,642	0.9%
Wolters Kluwer NV	141,717	7,387,635	1.9%
OTHER SECURITIES		3,164,307	0.8%
		14,121,584
Singapore - 1.8%
United Overseas Bank, Ltd.	358,700	7,071,059	1.8%

International Growth Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
South Korea - 3.4%
NAVER Corp. (A)	11,080	$9,001,167	2.3%
Samsung Electronics
Company, Ltd.	1,828	4,343,166	1.1%
		13,344,333
Spain - 1.8%
Amadeus IT Group SA	97,085	6,986,459	1.8%
Sweden - 2.0%
Investor AB, B Shares	178,767	8,153,147	2.0%
Switzerland - 5.4%
Cie Financiere Richemont SA	45,793	4,147,375	1.0%
Julius Baer Group, Ltd. (A)	123,177	7,532,528	1.9%
Novartis AG	46,203	3,888,098	1.0%
UBS Group AG (A)	198,334	3,643,943	0.9%
OTHER SECURITIES		2,349,489	0.6%
		21,561,433
Taiwan - 2.2%
Taiwan Semiconductor
Manufacturing Company, Ltd.	1,130,000	8,652,495	2.2%
Thailand - 2.0%
Kasikornbank PCL, NVDR	1,137,500	8,078,892	2.0%
Turkey - 1.0%
Akbank Turk AS	1,482,193	3,846,586	1.0%
United Kingdom - 15.8%
British American Tobacco PLC	143,310	9,687,562	2.5%
Compass Group PLC	349,067	7,526,640	1.9%
Informa PLC	549,086	5,342,320	1.4%
Lloyds Banking Group PLC	6,666,791	6,113,321	1.5%
Reckitt Benckiser Group PLC	56,219	5,244,855	1.3%
RELX PLC	470,920	11,042,206	2.8%
Smith & Nephew PLC	277,358	4,799,147	1.2%
Unilever NV	118,877	6,693,112	1.7%
OTHER SECURITIES		6,148,226	1.5%
		62,597,389
United States - 2.6%
Broadcom, Ltd.	39,724	10,205,097	2.6%
TOTAL COMMON STOCKS (Cost $285,389,809)		$369,905,455

SHORT-TERM INVESTMENTS - 6.7%
Money market funds - 6.7%
JPMorgan U.S. Treasury Plus
Money Market Fund,
Institutional Class, 1.1771% (B)	26,650,185	26,650,185	6.7%
TOTAL SHORT-TERM INVESTMENTS
(Cost $26,650,185)		$26,650,185
Total Investments (International Growth Stock
Trust)
(Cost $312,039,994) - 100.2%		$396,555,640	100.2%
Other assets and liabilities, net - (0.2)%		(973,514)	(0.2)%
TOTAL NET ASSETS - 100.0%		$395,582,126	100.0%

Security Abbreviations and Legend

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-17.

The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.1%
Australia - 6.4%		$9,727,009	6.4%
Austria - 1.7%
ams AG (A)	3,948	357,657	0.2%
Raiffeisen Bank International
AG (A)	7,252	262,420	0.2%
OTHER SECURITIES		2,006,329	1.3%
		2,626,406
Belgium - 1.8%
Ackermans & van Haaren NV	1,580	274,993	0.2%
Umicore SA	8,022	379,832	0.3%
OTHER SECURITIES		2,069,092	1.3%
		2,723,917
Bermuda - 0.2%
Hiscox, Ltd.	16,221	320,310	0.2%
Cambodia - 0.1%		80,321	0.1%
Canada - 8.1%		12,338,659	8.1%
China - 0.1%		165,183	0.1%
Denmark - 2.0%
GN Store Nord A/S	8,454	273,039	0.2%
OTHER SECURITIES		2,783,150	1.8%
		3,056,189
Finland - 2.5%
Huhtamaki OYJ	6,103	256,171	0.2%
Kesko OYJ, A Shares	690	36,508	0.0%
Kesko OYJ, B Shares	4,138	224,642	0.2%
Nokian Renkaat OYJ	6,623	300,487	0.2%
OTHER SECURITIES		2,954,701	1.9%
		3,772,509
France - 5.1%
Edenred	10,506	304,147	0.2%
Faurecia	3,465	270,044	0.2%
Ingenico Group SA	2,415	257,814	0.2%
Rexel SA	15,436	279,498	0.2%
Rubis SCA	5,550	392,257	0.3%
Ubisoft Entertainment SA (A)	6,151	472,591	0.3%
OTHER SECURITIES		5,748,183	3.7%
		7,724,534
Gabon - 0.0%		3,478	0.0%
Georgia - 0.1%		119,237	0.1%
Germany - 5.8%
Freenet AG	8,192	302,256	0.2%
LANXESS AG	3,724	295,198	0.2%
LEG Immobilien AG	3,111	355,122	0.2%
OSRAM Licht AG	2,844	254,661	0.2%
Rheinmetall AG	2,634	333,104	0.2%
OTHER SECURITIES		7,245,309	4.8%
		8,785,650
Gibraltar - 0.0%		46,560	0.0%
Greece - 0.0%		162	0.0%
Guernsey, Channel
Islands - 0.0%		4,400	0.0%
Hong Kong - 2.6%		3,925,154	2.6%
India - 0.0%		14,812	0.0%
Ireland - 0.9%
Kingspan Group PLC	7,514	329,248	0.2%
OTHER SECURITIES		973,615	0.7%
		1,302,863

International Small Company Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Isle of Man - 0.2%		$304,737	0.2%
Israel - 0.8%		1,170,643	0.8%
Italy - 4.2%
Unione di Banche Italiane
SpA (B)	63,162	275,350	0.2%
OTHER SECURITIES		6,082,448	4.0%
		6,357,798
Japan - 23.4%		35,646,569	23.4%
Jersey, Channel Islands - 0.2%		338,485	0.2%
Liechtenstein - 0.0%		53,777	0.0%
Luxembourg - 0.3%		441,631	0.3%
Macau - 0.0%		19,279	0.0%
Malta - 0.1%		155,582	0.1%
Monaco - 0.1%		82,629	0.1%
Mongolia - 0.0%		9,215	0.0%
Netherlands - 2.4%
Aalberts Industries NV	5,614	285,222	0.2%
OTHER SECURITIES		3,391,009	2.2%
		3,676,231
New Zealand - 0.7%		1,124,640	0.7%
Norway - 0.7%		1,142,480	0.7%
Peru - 0.0%		58,746	0.0%
Portugal - 0.5%
Banco Comercial Portugues
SA (A)	763,825	248,620	0.2%
OTHER SECURITIES		515,691	0.3%
		764,311
Russia - 0.1%		82,262	0.1%
Singapore - 1.0%		1,547,101	1.0%
South Africa - 0.0%		62,030	0.0%
Spain - 2.4%
Enagas SA	8,578	245,325	0.2%
OTHER SECURITIES		3,345,140	2.2%
		3,590,465
Sweden - 2.8%		4,342,861	2.8%
Switzerland - 4.6%
Georg Fischer AG	265	349,844	0.2%
Helvetia Holding AG	463	260,418	0.2%
Temenos Group AG (A)	3,062	391,847	0.3%
OTHER SECURITIES		5,977,336	3.9%
		6,979,445
Taiwan - 0.0%		0	0.0%
United Arab Emirates - 0.0%		34,943	0.0%
United Kingdom - 16.0%
Balfour Beatty PLC	63,404	253,605	0.2%
BBA Aviation PLC	65,305	307,745	0.2%
Beazley PLC	34,635	249,795	0.2%
Bellway PLC	8,382	401,830	0.3%
Close Brothers Group PLC	15,753	307,783	0.2%
Electrocomponents PLC	47,214	398,562	0.3%
Halma PLC	18,461	313,673	0.2%
Hays PLC	141,053	347,402	0.2%
Howden Joinery Group PLC	65,191	410,367	0.3%
Inchcape PLC	25,976	273,642	0.2%
Jardine Lloyd Thompson
Group PLC	13,961	261,820	0.2%
John Wood Group PLC	28,613	250,353	0.2%
KAZ Minerals PLC (A)	24,312	292,253	0.2%
Renishaw PLC	3,796	266,348	0.2%

The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
United Kingdom (continued)
Rightmove PLC	4,822	$292,626	0.2%
RPC Group PLC	30,356	360,574	0.2%
Spectris PLC	7,406	247,924	0.2%
Spirax-Sarco Engineering PLC	3,484	263,406	0.2%
Tate & Lyle PLC	39,450	373,925	0.3%
Tullow Oil PLC (A)(B)	145,732	405,759	0.3%
Victrex PLC	9,279	330,391	0.2%
OTHER SECURITIES		17,703,514	11.3%
		24,313,297
United States - 0.2%		363,141	0.2%
TOTAL COMMON STOCKS (Cost $123,570,135)		$149,399,651

PREFERRED
SECURITIES - 0.3%
Germany - 0.3%		421,009	0.3%
TOTAL PREFERRED SECURITIES
(Cost $289,897)		$421,009

RIGHTS - 0.0%		2,871	0.0%
TOTAL RIGHTS (Cost $2,381)		$2,871

International Small Company Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SECURITIES LENDING COLLATERAL - 7.7%
John Hancock Collateral Trust,
1.3985% (C)(D)	1,171,611	$11,720,683	7.7%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $11,722,281)		$11,720,683
Total Investments (International Small Company
Trust)
(Cost $135,584,694) - 106.1%		$161,544,214	106.1%
Other assets and liabilities, net - (6.1)%		(9,309,607)	(6.1)%
TOTAL NET ASSETS - 100.0%		$152,234,607	100.0%

Security Abbreviations and Legend

(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	The rate shown is the annualized seven-day yield as of 12-31-17.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
Mini MSCI EAFE Index Futures	9	Long	Mar 2018	$913,995	$920,475	$6,480
						$6,480

*	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

International Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 97.4%
Canada - 7.9%
Alamos Gold, Inc., Class A	1,760,600	$11,461,506	1.3%
Barrick Gold Corp.	671,980	9,723,551	1.1%
Wheaton Precious Metals Corp.	1,090,700	24,113,407	2.8%
OTHER SECURITIES		23,149,733	2.7%
		68,448,197
China - 8.9%
Baidu, Inc., ADR (A)	112,760	26,409,520	3.1%
China Telecom Corp., Ltd.,
H Shares	25,860,427	12,265,867	1.4%
NetEase, Inc., ADR	24,300	8,385,201	1.0%
Sinopharm Group Company, Ltd.,
H Shares	1,836,400	7,910,828	0.9%
OTHER SECURITIES		22,068,763	2.5%
		77,040,179
France - 6.1%
AXA SA	377,021	11,172,321	1.3%
BNP Paribas SA	226,534	16,851,503	1.9%
OTHER SECURITIES		25,083,161	2.9%
		53,106,985

International Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Germany - 6.8%
Bayer AG	91,243	$11,338,117	1.3%
Gerresheimer AG	102,650	8,489,754	1.0%
Innogy SE (B)	235,963	9,234,791	1.1%
MorphoSys AG (A)	116,936	10,687,689	1.2%
OTHER SECURITIES		18,981,225	2.2%
		58,731,576
Hong Kong - 3.4%
China Mobile, Ltd.	918,500	9,287,912	1.1%
CK Hutchison Holdings, Ltd.	1,045,500	13,100,430	1.5%
OTHER SECURITIES		7,575,004	0.8%
		29,963,346
India - 1.0%		8,664,333	1.0%
Ireland - 1.0%
Shire PLC	161,304	8,358,937	1.0%
Israel - 2.0%
Teva Pharmaceutical
Industries, Ltd., ADR (C)	915,945	17,357,158	2.0%
Italy - 1.7%
Eni SpA	872,182	14,432,780	1.7%

The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Japan - 11.9%
Astellas Pharma, Inc.	762,000	$9,679,896	1.1%
Inpex Corp.	750,800	9,344,472	1.1%
Kirin Holdings Company, Ltd.	380,300	9,584,100	1.1%
SoftBank Group Corp.	298,000	23,592,833	2.7%
Sumitomo Metal Mining
Company, Ltd.	272,500	12,466,953	1.4%
Sumitomo Rubber Industries, Ltd.	494,400	9,162,840	1.1%
Suntory Beverage & Food, Ltd.	188,900	8,400,359	1.0%
Taiheiyo Cement Corp.	221,300	9,527,786	1.1%
OTHER SECURITIES		11,432,820	1.3%
		103,192,059
Luxembourg - 1.6%		13,655,660	1.6%
Malta - 0.0%		3	0.0%
Netherlands - 8.6%
Aegon NV	2,759,076	17,531,032	2.0%
QIAGEN NV (A)	381,629	11,903,173	1.4%
Royal Dutch Shell PLC, B Shares	631,933	21,279,688	2.5%
SBM Offshore NV	897,722	15,810,596	1.8%
OTHER SECURITIES		8,252,643	0.9%
		74,777,132
Singapore - 2.3%
Singapore
Telecommunications, Ltd.	3,813,700	10,167,808	1.1%
Singapore
Telecommunications, Ltd., ADR	4,800	127,920	0.0%
United Overseas Bank, Ltd.	517,500	10,201,486	1.2%
		20,497,214
South Korea - 9.0%
Hana Financial Group, Inc.	259,346	12,054,778	1.4%
Hyundai Mobis
Company, Ltd. (A)	41,012	10,077,186	1.2%
KB Financial Group, Inc., ADR	233,951	13,688,473	1.6%
Samsung Electronics
Company, Ltd.	11,810	28,059,513	3.2%
OTHER SECURITIES		14,101,943	1.6%
		77,981,893
Sweden - 0.8%		7,056,175	0.8%
Switzerland - 3.9%
Roche Holding AG	78,364	19,814,758	2.2%
UBS Group AG (A)	656,013	12,052,768	1.4%
OTHER SECURITIES		2,528,446	0.3%
		34,395,972
Taiwan - 2.1%
Taiwan Semiconductor
Manufacturing Company, Ltd.	1,067,000	8,170,099	0.9%
OTHER SECURITIES		10,495,437	1.2%
		18,665,536
Thailand - 2.2%
Bangkok Bank PCL	253,600	1,701,386	0.2%
Bangkok Bank PCL, NVDR	1,236,700	7,657,698	0.9%
OTHER SECURITIES		9,904,079	1.1%
		19,263,163
United Kingdom - 16.0%
BAE Systems PLC	1,286,644	9,941,010	1.2%
Barclays PLC	3,113,258	8,522,124	1.0%
BP PLC	3,400,192	23,853,269	2.8%
Capita PLC	1,513,060	8,175,212	0.9%
HSBC Holdings PLC	1,376,866	14,220,341	1.6%
Johnson Matthey PLC	255,099	10,570,865	1.2%
Kingfisher PLC	2,832,714	12,934,234	1.5%

International Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
United Kingdom (continued)
SIG PLC	3,436,916	$8,177,937	0.9%
Standard Chartered PLC (A)	2,004,091	21,046,088	2.4%
OTHER SECURITIES		21,308,552	2.5%
		138,749,632
United States - 0.2%		1,602,723	0.2%
TOTAL COMMON STOCKS (Cost $736,778,602)		$845,940,653

RIGHTS - 0.0%		20,570	0.0%
TOTAL RIGHTS (Cost $20,036)		$20,570

SECURITIES LENDING COLLATERAL - 4.2%
John Hancock Collateral Trust,
1.3985% (D)(E)	3,602,616	36,040,255	4.2%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $36,041,411)		$36,040,255

SHORT-TERM INVESTMENTS - 2.2%
U.S. Government Agency - 2.2%
Federal Home Loan Bank
Discount Note 1.050%,
01/02/2018 *	$19,000,000	19,000,000	2.2%
TOTAL SHORT-TERM INVESTMENTS
(Cost $18,999,446)		$19,000,000
Total Investments (International Value Trust)
(Cost $791,839,495) - 103.8%		$901,001,478	103.8%
Other assets and liabilities, net - (3.8)%		(32,637,416)	(3.8)%
TOTAL NET ASSETS - 100.0%		$868,364,062	100.0%

Security Abbreviations and Legend

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	A portion of this security is on loan as of 12-31-17.
(D)	The rate shown is the annualized seven-day yield as of 12-31-17.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

Lifestyle Aggressive Portfolio

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT COMPANIES (A)
- 82.5%
Equity - 82.5%
Strategic Equity Allocation,
Series NAV (JHAM) (B)(C)	1,241,814	$24,687,268	82.5%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $21,177,360)		$24,687,268

UNAFFILIATED INVESTMENT
COMPANIES - 17.6%
Exchange-traded funds - 17.6%
Financial Select Sector
SPDR Fund	18,976	529,620	1.8%

The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Lifestyle Aggressive Portfolio (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
UNAFFILIATED INVESTMENT
COMPANIES (continued)
Exchange-traded
funds (continued)
Vanguard Energy ETF	3,807	$376,703	1.3%
Vanguard FTSE Emerging
Markets ETF	34,982	1,606,023	5.4%
Vanguard Health Care ETF	1,347	207,627	0.7%
Vanguard Information
Technology ETF	4,467	735,849	2.4%
Vanguard Materials ETF	925	126,448	0.4%
Vanguard Mid-Cap ETF	5,870	908,559	3.0%
Vanguard REIT ETF	3,517	291,841	1.0%
Vanguard Small-Cap ETF	3,299	487,591	1.6%
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (Cost $4,361,051)		$5,270,261

SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional
U.S. Government Money
Market Fund, Premier Class,
1.2075% (D)	2,360	2,360	0.0%
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,360)		$2,360
Total Investments (Lifestyle Aggressive Portfolio)
(Cost $25,540,771) - 100.1%		$29,959,889	100.1%
Other assets and liabilities, net - (0.1)%		(25,017)	(0.1)%
TOTAL NET ASSETS - 100.0%		$29,934,872	100.0%

Security Abbreviations and Legend

JHAM	John Hancock Asset Management
(A)	The underlying portfolios’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	The rate shown is the annualized seven-day yield as of 12-31-17.

Lifestyle Balanced Portfolio

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT COMPANIES (A)
- 100.0%
Equity - 50.4%
Strategic Equity Allocation,
Series NAV (JHAM) (B)(C)	26,859,035	$533,957,625	50.4%
Fixed income - 49.6%
Bond, Series NAV (JHAM) (B)(C)	39,225,796	526,017,925	49.6%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $985,602,795)		$1,059,975,550
Total Investments (Lifestyle Balanced Portfolio)
(Cost $985,602,795) - 100.0%		$1,059,975,550	100.0%
Other assets and liabilities, net - (0.0)%		(35,975)	(0.0)%
TOTAL NET ASSETS - 100.0%		$1,059,939,575	100.0%

Security Abbreviations and Legend

JHAM	John Hancock Asset Management
(A)	The underlying portfolios’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.

Lifestyle Conservative Portfolio

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT COMPANIES (A)
- 100.0%
Equity - 20.0%
Strategic Equity Allocation,
Series NAV (JHAM) (B)(C)	1,819,443	$36,170,527	20.0%
Fixed income - 80.0%
Bond, Series NAV (JHAM) (B)(C)	10,809,339	144,953,229	80.0%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $177,793,769)		$181,123,756

SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional
U.S. Government Money
Market Fund, Premier Class,
1.2075% (D)	6,630	6,630	0.0%
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,630)		$6,630
Total Investments (Lifestyle Conservative
Portfolio) (Cost $177,800,399) - 100.0%		$181,130,386	100.0%
Other assets and liabilities, net - (0.0)%		(17,824)	(0.0)%
TOTAL NET ASSETS - 100.0%		$181,112,562	100.0%

Security Abbreviations and Legend

JHAM	John Hancock Asset Management
(A)	The underlying portfolios’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	The rate shown is the annualized seven-day yield as of 12-31-17.

Lifestyle Growth Portfolio

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT COMPANIES (A)
- 100.0%
Equity - 70.9%
Strategic Equity Allocation,
Series NAV (JHAM) (B)(C)	251,361,487	$4,997,066,353	70.9%
Fixed income - 29.1%
Bond, Series NAV (JHAM) (B)(C)	152,580,967	2,046,110,768	29.1%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $6,298,314,828)		$7,043,177,121

COMMON STOCKS - 0.0%
Financials - 0.0%
Irish Bank Resolution Corp.,
Ltd. (D)(E)	3,621	0	0.0%
SRH NV (D)(E)	1,920	0	0.0%
		0
Health care - 0.0%
MedCath Corp. (D)(E)	500	250	0.0%
Industrials - 0.0%
Virgin Australia
Holdings, Ltd. (D)(E)	16,061	63	0.0%
Information technology - 0.0%
CEVA Holdings LLC (E)	1,115	501,782	0.0%
Materials - 0.0%
China Metal Recycling
Holdings, Ltd. (D)(E)	7,800	0	0.0%
Timminco, Ltd. (E)	300	0	0.0%
		0
TOTAL COMMON STOCKS (Cost $428,217)		$502,095

The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Lifestyle Growth Portfolio (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
PREFERRED
SECURITIES - 0.0%
Information technology - 0.0%
CEVA Holdings LLC,
Series A1 (E)	31	$18,909	0.0%
CEVA Holdings LLC,
Series A2 (E)	1,068	480,654	0.0%
		499,563
TOTAL PREFERRED SECURITIES
(Cost $355,663)		$499,563
Total Investments (Lifestyle Growth Portfolio)
(Cost $6,299,098,708) - 100.0%		$7,044,178,779	100.0%
Other assets and liabilities, net - 0.0%		43,764	0.0%
TOTAL NET ASSETS - 100.0%		$7,044,222,543	100.0%

Security Abbreviations and Legend

JHAM	John Hancock Asset Management
(A)	The underlying portfolios’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(E)	Non-income producing.

Lifestyle Moderate Portfolio

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
AFFILIATED INVESTMENT COMPANIES (A)
- 100.0%
Equity - 40.0%
Strategic Equity Allocation,
Series NAV (JHAM) (B)(C)	6,544,465	$130,103,955	40.0%
Fixed income - 60.0%
Bond, Series NAV (JHAM) (B)(C)	14,578,842	195,502,275	60.0%
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $308,310,667)		$325,606,230

SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional
U.S. Government Money
Market Fund, Premier Class,
1.2075% (D)	8,009	8,009	0.0%
TOTAL SHORT-TERM INVESTMENTS
(Cost $8,009)		$8,009
Total Investments (Lifestyle Moderate Portfolio)
(Cost $308,318,676) - 100.0%		$325,614,239	100.0%
Other assets and liabilities, net - (0.0)%		(20,145)	(0.0)%
TOTAL NET ASSETS - 100.0%		$325,594,094	100.0%

Security Abbreviations and Legend

JHAM	John Hancock Asset Management
(A)	The underlying portfolios’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	The rate shown is the annualized seven-day yield as of 12-31-17.

Mid Cap Index Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.3%
Consumer discretionary - 12.0%
Domino’s Pizza, Inc.	38,060	$7,191,818	0.5%
NVR, Inc. (A)	3,027	10,619,382	0.7%
Thor Industries, Inc.	42,648	6,427,907	0.4%
OTHER SECURITIES		163,772,296	10.4%
		188,011,403
Consumer staples - 3.8%
Ingredion, Inc.	62,541	8,743,232	0.6%
Lamb Weston Holdings, Inc.	127,211	7,181,061	0.5%
OTHER SECURITIES		42,980,277	2.7%
		58,904,570
Energy - 4.2%
HollyFrontier Corp.	154,294	7,902,939	0.5%
OTHER SECURITIES		58,529,755	3.7%
		66,432,694
Financials - 17.2%
Alleghany Corp. (A)	13,438	8,010,257	0.5%
American Financial Group, Inc.	59,818	6,492,646	0.4%
East West Bancorp, Inc.	125,785	7,651,502	0.5%
FactSet Research Systems, Inc.	34,038	6,561,165	0.4%
MarketAxess Holdings, Inc.	32,711	6,599,444	0.4%
MSCI, Inc.	78,376	9,917,699	0.6%
Reinsurance Group of
America, Inc.	56,053	8,740,344	0.6%
SEI Investments Company	113,742	8,173,500	0.5%
Signature Bank (A)	46,719	6,412,650	0.4%
SVB Financial Group (A)	45,899	10,729,809	0.7%
OTHER SECURITIES		189,947,560	12.2%
		269,236,576
Health care - 7.5%
ABIOMED, Inc. (A)	36,560	6,851,710	0.4%
STERIS PLC	74,023	6,474,792	0.4%
Teleflex, Inc.	39,205	9,754,988	0.6%
WellCare Health Plans, Inc. (A)	38,747	7,792,409	0.5%
West Pharmaceutical Services, Inc.	64,624	6,376,450	0.4%
OTHER SECURITIES		79,926,630	5.2%
		117,176,979
Industrials - 15.7%
Copart, Inc. (A)	175,005	7,558,466	0.5%
Graco, Inc.	146,541	6,626,584	0.4%
Hubbell, Inc.	47,608	6,443,267	0.4%
Huntington Ingalls Industries, Inc.	39,521	9,315,100	0.6%
IDEX Corp.	66,485	8,774,025	0.6%
Lennox International, Inc.	32,720	6,814,267	0.4%
ManpowerGroup, Inc.	57,673	7,273,142	0.5%
Nordson Corp.	44,181	6,468,098	0.4%
Old Dominion Freight Line, Inc.	59,509	7,828,409	0.5%
Orbital ATK, Inc.	50,206	6,602,089	0.4%
OTHER SECURITIES		172,016,183	11.0%
		245,719,630
Information technology - 17.3%
Broadridge Financial
Solutions, Inc.	101,435	9,187,982	0.6%
CDK Global, Inc.	114,306	8,147,732	0.5%
Cognex Corp.	150,710	9,217,424	0.6%
IPG Photonics Corp. (A)	32,658	6,993,058	0.4%
Jack Henry & Associates, Inc.	67,221	7,862,168	0.5%
Keysight Technologies, Inc. (A)	161,319	6,710,870	0.4%
Leidos Holdings, Inc.	123,761	7,991,248	0.5%
Take-Two Interactive
Software, Inc. (A)	99,256	10,896,325	0.7%
Teradyne, Inc.	170,713	7,147,753	0.5%
Trimble, Inc. (A)	219,096	8,904,061	0.6%

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Information
technology (continued)
OTHER SECURITIES		$187,361,628	12.0%
		270,420,249
Materials - 7.1%
Steel Dynamics, Inc.	206,227	8,894,571	0.6%
The Chemours Company	161,137	8,066,518	0.5%
OTHER SECURITIES		94,215,723	6.0%
		111,176,812
Real estate - 9.1%
Camden Property Trust	80,642	7,423,903	0.5%
Kilroy Realty Corp.	85,624	6,391,832	0.4%
OTHER SECURITIES		127,855,380	8.2%
		141,671,115
Telecommunication
services - 0.1%		2,218,245	0.1%
Utilities - 5.3%
Atmos Energy Corp.	96,463	8,285,207	0.5%
UGI Corp.	150,690	7,074,896	0.4%
Westar Energy, Inc.	123,618	6,527,030	0.4%
OTHER SECURITIES		60,300,896	4.0%
		82,188,029
TOTAL COMMON STOCKS
(Cost $1,203,992,755)		$1,553,156,302

RIGHTS - 0.0%		975	0.0%
TOTAL RIGHTS (Cost $8,929)		$975

SECURITIES LENDING COLLATERAL - 2.7%
John Hancock Collateral Trust,
1.3985% (B)(C)	4,210,301	42,118,587	2.7%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $42,120,762)		$42,118,587

Mid Cap Index Trust (continued)

Shares or			% of
Principal			Net
Amount		Value	Assets
SHORT-TERM INVESTMENTS - 1.6%
U.S. Government Agency - 0.3%		$5,098,536	0.3%
Repurchase agreement - 1.3%
Repurchase Agreement with State
Street Corp. dated 12-29-17 at
0.540% to be repurchased at
$20,631,238 on 1-2-18,
collateralized by $20,085,000
U.S. Treasury Inflation Indexed
Bonds, 0.750% due 2-15-45
(valued at $21,043,858,
including interest)	$20,630,000	20,630,000	1.3%
TOTAL SHORT-TERM INVESTMENTS
(Cost $25,728,496)		$25,728,536
Total Investments (Mid Cap Index Trust)
(Cost $1,271,850,942) - 103.6%		$1,621,004,400	103.6%
Other assets and liabilities, net - (3.6)%		(56,073,083)	(3.6)%
TOTAL NET ASSETS - 100.0%		$1,564,931,317	100.0%

Security Abbreviations and Legend

(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-17.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
S&P MidCap 400 Index E-Mini Futures	141	Long	Mar 2018	$26,649,341	$26,835,806	$186,465
						$186,465

*	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Mid Cap Stock Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 90.5%
Consumer discretionary - 19.5%
Dave & Buster’s
Entertainment, Inc. (A)	209,028	$11,532,075	1.5%
Dollar Tree, Inc. (A)	190,559	20,448,886	2.7%
Hilton Worldwide Holdings, Inc.	268,133	21,413,101	2.9%
Melco Resorts &
Entertainment, Ltd., ADR	723,197	21,001,641	2.8%
Mohawk Industries, Inc. (A)	27,476	7,580,628	1.0%
Planet Fitness, Inc., Class A (A)	203,018	7,030,513	0.9%

Mid Cap Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Consumer
discretionary (continued)
Under Armour, Inc.,
Class A (A)(B)	370,805	$5,350,716	0.7%
Under Armour, Inc.,
Class C (A)(B)	276,395	3,681,581	0.5%
Wayfair, Inc., Class A (A)(B)	180,218	14,466,099	1.9%
Wynn Resorts, Ltd.	57,288	9,658,184	1.3%

The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Consumer
discretionary (continued)
OTHER SECURITIES		$24,419,644	3.3%
		146,583,068
Consumer staples - 3.1%
Blue Buffalo Pet
Products, Inc. (A)(B)	496,571	16,282,563	2.2%
OTHER SECURITIES		6,884,433	0.9%
		23,166,996
Energy - 1.4%		10,432,978	1.4%
Financials - 3.7%
SunTrust Banks, Inc.	117,425	7,584,481	1.0%
TD Ameritrade Holding Corp.	387,566	19,816,250	2.7%
		27,400,731
Health care - 15.0%
Align Technology, Inc. (A)	62,107	13,799,554	1.8%
DexCom, Inc. (A)(B)	150,024	8,609,877	1.1%
Edwards Lifesciences Corp. (A)	109,015	12,287,081	1.6%
Exact Sciences Corp. (A)	254,928	13,393,917	1.8%
Hologic, Inc. (A)	345,524	14,771,151	2.0%
Insulet Corp. (A)	249,708	17,229,852	2.3%
Ionis Pharmaceuticals, Inc. (A)	166,739	8,386,972	1.1%
OTHER SECURITIES		24,155,031	3.3%
		112,633,435
Industrials - 12.5%
AerCap Holdings NV (A)	140,510	7,392,231	1.0%
Clean Harbors, Inc. (A)	132,928	7,204,698	1.0%
IDEX Corp.	99,595	13,143,552	1.8%
J.B. Hunt Transport Services, Inc.	86,470	9,942,321	1.3%
JetBlue Airways Corp. (A)	632,733	14,135,255	1.9%
Knight-Swift Transportation
Holdings, Inc.	162,856	7,120,064	0.9%
Rockwell Automation, Inc.	47,610	9,348,224	1.2%
The Brink’s Company	115,279	9,072,457	1.2%
The Middleby Corp. (A)	63,495	8,568,650	1.1%
TransUnion (A)	148,625	8,168,430	1.1%
		94,095,882
Information technology - 32.1%
Arista Networks, Inc. (A)	68,037	16,028,156	2.1%
Cavium, Inc. (A)	99,736	8,360,869	1.1%
CoStar Group, Inc. (A)	63,436	18,837,320	2.5%
Global Payments, Inc.	89,425	8,963,962	1.2%
GoDaddy, Inc., Class A (A)	245,030	12,320,108	1.6%
Guidewire Software, Inc. (A)(B)	276,116	20,504,374	2.7%
Harris Corp.	59,509	8,429,450	1.1%
Microchip Technology, Inc.	259,677	22,820,415	3.0%
NVIDIA Corp.	38,064	7,365,384	1.0%
PTC, Inc. (A)	131,266	7,977,035	1.1%
ServiceNow, Inc. (A)	201,475	26,270,325	3.5%
Teradyne, Inc.	239,532	10,029,205	1.3%
Workday, Inc., Class A (A)	238,784	24,293,884	3.2%
Zebra Technologies Corp.,
Class A (A)	89,800	9,321,240	1.3%
Zillow Group, Inc.,
Class C (A)(B)	250,823	10,263,677	1.4%
OTHER SECURITIES		29,625,319	4.0%
		241,410,723
Materials - 2.5%
International Paper Company	184,834	10,709,282	1.4%
Packaging Corp. of America	67,391	8,123,985	1.1%
		18,833,267

Mid Cap Stock Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Real estate - 0.7%
WeWork Companies, Inc.,
Class A (A)(C)(D)	6,615	$342,723	0.0%
OTHER SECURITIES		4,954,829	0.7%
		5,297,552
TOTAL COMMON STOCKS (Cost $552,313,660)		$679,854,632

PREFERRED
SECURITIES - 7.2%
Consumer discretionary - 1.0%		7,932,576	1.0%
Information technology - 4.3%
Uber Technologies, Inc. (A)(C)(D)	584,504	19,270,454	2.6%
OTHER SECURITIES		13,011,847	1.7%
		32,282,301
Real estate - 1.9%
WeWork Companies, Inc.,
Series D1 (A)(C)(D)	90,446	4,686,007	0.6%
WeWork Companies, Inc.,
Series D2 (A)(C)(D)	71,065	3,681,878	0.5%
OTHER SECURITIES		5,717,085	0.8%
		14,084,970
TOTAL PREFERRED SECURITIES
(Cost $31,080,694)		$54,299,847

EXCHANGE-TRADED
FUNDS - 1.7%
iShares Russell Mid-Cap
Growth ETF(B)	103,934	12,538,598	1.7%
TOTAL EXCHANGE-TRADED FUNDS
(Cost $11,199,917)		$12,538,598
WARRANTS - 0.1%		561,807	0.1%
TOTAL WARRANTS
(Cost $335,524)		$561,807

SECURITIES LENDING COLLATERAL - 9.2%
John Hancock Collateral Trust,
1.3985% (E)(F)	6,936,157	69,387,234	9.2%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $69,388,994)		$69,387,234

SHORT-TERM INVESTMENTS - 1.1%
Repurchase agreement - 1.1%
Deutsche Bank Tri-Party
Repurchase Agreement dated
12-29-17 at 1.410% to be
repurchased at $8,401,316 on
1-2-18, collateralized by
$8,394,400 U.S. Treasury Notes,
2.625% due 11-15-20 (valued at
$8,568,085, including interest)	$8,400,000	8,400,000	1.1%
TOTAL SHORT-TERM INVESTMENTS
(Cost $8,400,000)		$8,400,000
Total Investments (Mid Cap Stock Trust)
(Cost $672,718,789) - 109.8%		$825,042,118	109.8%
Other assets and liabilities, net - (9.8)%		(73,776,365)	(9.8)%
TOTAL NET ASSETS - 100.0%		$751,265,753	100.0%

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)

(C)

Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.

(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(E)	The rate shown is the annualized seven-day yield as of 12-31-17.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Mid Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 93.3%
Consumer discretionary - 6.3%
Mattel, Inc. (A)	463,300	$7,125,554	0.9%
News Corp., Class A	754,900	12,236,929	1.5%
Viacom, Inc., Class B	288,400	8,885,604	1.1%
OTHER SECURITIES		22,357,208	2.8%
		50,605,295
Consumer staples - 9.7%
Archer-Daniels-Midland Company	179,700	7,202,376	0.9%
Bunge, Ltd.	243,010	16,301,111	2.0%
Carlsberg A/S, Class B	94,034	11,278,268	1.4%
Edgewell Personal Care
Company (B)	156,632	9,302,374	1.2%
Flowers Foods, Inc.	494,972	9,557,909	1.2%
The Kroger Company	467,000	12,819,150	1.6%
OTHER SECURITIES		11,688,527	1.4%
		78,149,715
Energy - 9.6%
Apache Corp.	237,200	10,014,584	1.2%
EQT Corp.	329,895	18,777,623	2.3%
Hess Corp.	373,883	17,748,226	2.2%
Murphy Oil Corp. (A)	440,688	13,683,362	1.7%
OTHER SECURITIES		17,682,091	2.2%
		77,905,886
Financials - 21.3%
Brown & Brown, Inc.	161,129	8,291,698	1.0%
CNA Financial Corp.	178,056	9,445,871	1.2%
Fifth Third Bancorp	519,110	15,749,797	2.0%
Lazard, Ltd., Class A	138,200	7,255,500	0.9%
Leucadia National Corp.	636,167	16,852,064	2.1%
Loews Corp.	262,068	13,111,262	1.6%
Marsh & McLennan
Companies, Inc.	99,700	8,114,583	1.0%
Northern Trust Corp.	110,700	11,057,823	1.4%
Synchrony Financial	275,495	10,636,862	1.3%
The Progressive Corp.	124,428	7,007,785	0.9%
Voya Financial, Inc.	187,400	9,270,678	1.1%
White Mountains Insurance
Group, Ltd.	11,728	9,983,812	1.2%
OTHER SECURITIES		45,231,130	5.6%
		172,008,865
Health care - 13.1%
Alkermes PLC (B)	142,705	7,810,245	1.0%
Baxter International, Inc.	210,024	13,575,951	1.7%
Hologic, Inc. (B)	245,993	10,516,201	1.3%
Perrigo Company PLC	159,800	13,928,168	1.7%
Select Medical Holdings Corp. (B)	652,688	11,519,943	1.4%
Zimmer Biomet Holdings, Inc.	57,700	6,962,659	0.9%
Zoetis, Inc.	125,640	9,051,106	1.1%
OTHER SECURITIES		32,790,649	4.0%
		106,154,922

Mid Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Industrials - 9.4%
C.H. Robinson
Worldwide, Inc. (A)	252,458	$22,491,483	2.8%
Expeditors International of
Washington, Inc.	104,500	6,760,105	0.8%
Textron, Inc.	391,835	22,173,943	2.7%
Xylem, Inc.	128,700	8,777,340	1.1%
OTHER SECURITIES		16,066,623	2.0%
		76,269,494
Information technology - 2.6%
Marvell Technology Group, Ltd.	496,283	10,655,196	1.3%
OTHER SECURITIES		10,685,314	1.3%
		21,340,510
Materials - 8.2%
Franco-Nevada Corp.	152,513	12,188,907	1.5%
Newmont Mining Corp.	543,873	20,406,115	2.5%
Nucor Corp.	125,300	7,966,574	1.0%
Vulcan Materials Company	89,407	11,477,177	1.4%
OTHER SECURITIES		14,454,757	1.8%
		66,493,530
Real estate - 7.2%
Equity Commonwealth (B)	298,162	9,096,923	1.1%
Equity Residential	116,300	7,416,451	0.9%
Rayonier, Inc.	511,000	16,162,930	2.0%
Realogy Holdings Corp. (A)	351,700	9,320,050	1.2%
Weyerhaeuser Company	208,519	7,352,380	0.9%
OTHER SECURITIES		8,658,623	1.1%
		58,007,357
Telecommunication
services - 0.3%		2,497,441	0.3%
Utilities - 5.6%
FirstEnergy Corp.	547,272	16,757,469	2.1%
NRG Energy, Inc.	466,600	13,288,768	1.7%
PG&E Corp.	169,900	7,616,617	0.9%
OTHER SECURITIES		7,380,711	0.9%
		45,043,565
TOTAL COMMON STOCKS (Cost $605,595,111)		$754,476,580

SECURITIES LENDING COLLATERAL - 5.6%
John Hancock Collateral Trust,
1.3985% (C)(D)	4,515,939	45,176,103	5.6%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $45,179,107)		$45,176,103

SHORT-TERM INVESTMENTS - 6.7%
Money market funds - 6.7%
T. Rowe Price Government Money
Fund, 1.2496% (C)	52,362,183	52,362,183	6.5%
OTHER SECURITIES		1,916,520	0.2%
		54,278,703
TOTAL SHORT-TERM INVESTMENTS
(Cost $54,278,703)		$54,278,703
Total Investments (Mid Value Trust)
(Cost $705,052,921) - 105.6%		$853,931,386	105.6%
Other assets and liabilities, net - (5.6)%		(45,642,235)	(5.6)%
TOTAL NET ASSETS - 100.0%		$808,289,151	100.0%

Security Abbreviations and Legend

(A)	A portion of this security is on loan as of 12-31-17.
(B)	Non-income producing security.
(C)	The rate shown is the annualized seven-day yield as of 12-31-17.

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Mid Value Trust (continued)

(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Mutual Shares Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 90.6%
Consumer discretionary - 9.4%
Charter Communications, Inc.,
Class A (A)	9,498	$3,190,948	1.8%
General Motors Company	48,559	1,990,433	1.2%
Sky PLC (A)	134,119	1,830,360	1.1%
The Walt Disney Company	29,800	3,203,798	1.9%
Time Warner, Inc.	39,343	3,598,704	2.1%
OTHER SECURITIES		2,339,999	1.3%
		16,154,242
Consumer staples - 9.3%
Altria Group, Inc.	23,272	1,661,854	1.0%
British American Tobacco PLC	46,876	3,168,762	1.8%
British American Tobacco
PLC, ADR	17,408	1,166,162	0.7%
CVS Health Corp.	32,508	2,356,830	1.4%
The Kroger Company	86,775	2,381,974	1.4%
Walgreens Boots Alliance, Inc.	24,316	1,765,828	1.0%
OTHER SECURITIES		3,496,905	2.0%
		15,998,315
Energy - 9.1%
Anadarko Petroleum Corp.	43,370	2,326,367	1.4%
Kinder Morgan, Inc.	122,851	2,219,918	1.3%
Marathon Oil Corp.	122,462	2,073,282	1.2%
Royal Dutch Shell PLC, A Shares	34,994	1,168,211	0.7%
Royal Dutch Shell PLC, A Shares
(Euronext Exchange)	73,678	2,455,320	1.4%
The Williams Companies, Inc.	68,984	2,103,322	1.2%
OTHER SECURITIES		3,349,733	1.9%
		15,696,153
Financials - 21.0%
Alleghany Corp. (A)	4,232	2,522,647	1.5%
American International
Group, Inc.	55,565	3,310,563	1.9%
Capital One Financial Corp.	17,462	1,738,866	1.0%
Chubb, Ltd.	12,553	1,834,370	1.1%
Citigroup, Inc.	35,995	2,678,388	1.6%
Citizens Financial Group, Inc.	71,954	3,020,629	1.8%
FCB Financial Holdings, Inc.,
Class A (A)	60,504	3,073,603	1.8%
JPMorgan Chase & Co.	29,286	3,131,845	1.8%
MetLife, Inc.	38,150	1,928,864	1.1%
The PNC Financial Services
Group, Inc.	14,572	2,102,594	1.2%
Voya Financial, Inc.	36,330	1,797,245	1.0%
Wells Fargo & Company	27,410	1,662,965	1.0%
XL Group, Ltd.	54,737	1,924,553	1.1%
OTHER SECURITIES		5,347,388	3.1%
		36,074,520
Health care - 11.7%
Eli Lilly & Company	50,755	4,286,767	2.5%
Medtronic PLC	63,173	5,101,220	3.0%
Merck & Company, Inc.	83,167	4,679,807	2.7%
Novartis AG, ADR	42,063	3,531,609	2.1%
Stryker Corp.	15,532	2,404,975	1.4%
		20,004,378
Industrials - 6.9%
Caterpillar, Inc.	11,490	1,810,594	1.1%
General Electric Company	140,000	2,443,000	1.4%

Mutual Shares Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Industrials (continued)
Sensata Technologies Holding
NV (A)(B)	44,107	$2,254,309	1.3%
OTHER SECURITIES		5,350,270	3.1%
		11,858,173
Information technology - 12.1%
CA, Inc.	55,437	1,844,943	1.1%
Cisco Systems, Inc.	88,999	3,408,662	2.0%
Cognizant Technology Solutions
Corp., Class A	31,868	2,263,265	1.3%
Microsoft Corp.	46,138	3,946,645	2.3%
Samsung Electronics
Company, Ltd.	1,183	2,810,702	1.6%
Symantec Corp.	101,657	2,852,495	1.6%
OTHER SECURITIES		3,721,253	2.2%
		20,847,965
Materials - 5.3%
International Paper Company	35,024	2,029,291	1.2%
Monsanto Company	15,930	1,860,305	1.1%
OTHER SECURITIES		5,172,825	3.0%
		9,062,421
Real estate - 1.9%
Vornado Realty Trust	22,318	1,744,821	1.0%
OTHER SECURITIES		1,467,466	0.9%
		3,212,287
Telecommunication
services - 1.3%		2,225,561	1.3%
Utilities - 2.6%
Vistra Energy Corp. (A)	195,183	3,575,753	2.1%
OTHER SECURITIES		897,497	0.5%
		4,473,250
TOTAL COMMON STOCKS (Cost $133,225,523)		$155,607,265

CORPORATE BONDS - 2.5%
Consumer discretionary - 1.7%
iHeartCommunications, Inc.
9.000%, 12/15/2019 (B)	$3,977,000	2,952,923	1.7%
Telecommunication
services - 0.8%		1,430,431	0.8%
TOTAL CORPORATE BONDS (Cost $5,562,671)		$4,383,354

RIGHTS - 0.1%		121,989	0.1%
TOTAL RIGHTS (Cost $864,691)		$121,989

ESCROW
CERTIFICATES - 0.0%		30,960	0.0%
TOTAL ESCROW CERTIFICATES
(Cost $3,316)		$30,960

SECURITIES LENDING COLLATERAL - 1.6%
John Hancock Collateral Trust,
1.3985% (C)(D)	271,449	2,715,496	1.6%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $2,715,478)		$2,715,496

SHORT-TERM INVESTMENTS - 5.6%
U.S. Government Agency - 1.7%
Federal Home Loan Bank
Discount Note, 1.050%,
01/02/2018 *	$2,900,000	2,900,000	1.7%
U.S. Government - 3.9%
U.S. Treasury Bill, 1.435%,
01/04/2018 *	1,000,000	999,937	0.6%

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
U.S. Government (continued)
U.S. Treasury Bill, 1.120%,
02/01/2018 *	1,000,000	$998,945	0.6%
U.S. Treasury Bill, 1.120%,
01/25/2018 *	1,000,000	999,214	0.6%
U.S. Treasury Bill, 1.368%,
04/05/2018 *	1,000,000	996,412	0.5%
U.S. Treasury Bill, 1.352%,
01/02/2018 *	2,740,000	2,740,000	1.6%
		6,734,508
TOTAL SHORT-TERM INVESTMENTS
(Cost $9,634,921)		$9,634,508
Total Investments (Mutual Shares Trust)
(Cost $152,006,600) - 100.4%		$172,493,572	100.4%
Other assets and liabilities, net - (0.4)%		(689,097)	(0.4)%
TOTAL NET ASSETS - 100.0%		$171,804,475	100.0%

Mutual Shares Trust (continued)

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	The rate shown is the annualized seven-day yield as of 12-31-17.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
KRW	275,978,166	USD	253,372	HSBC Bank PLC	1/12/2018	$4,495	—
USD	6,659,234	EUR	5,614,157	HSBC Bank PLC	2/20/2018	—	($95,539)
USD	8,083,700	GBP	6,084,721	Bank of America, N.A.	1/24/2018	—	(137,122)
USD	167,769	GBP	125,229	HSBC Bank PLC	1/24/2018	—	(1,423)
USD	2,911,026	KRW	3,273,108,666	HSBC Bank PLC	1/12/2018	—	(147,294)
						$4,495	($381,378)

Derivatives Currency Abbreviations

EUR	Euro
GBP	Pound Sterling
KRW	Korean Won
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Real Estate Securities Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.5%
Consumer discretionary - 2.4%
Extended Stay America, Inc.	468,497	$8,901,443	2.4%
Information technology - 2.7%
InterXion Holding NV (A)	148,159	8,731,011	2.3%
Switch, Inc., Class A (B)	72,218	1,313,645	0.4%
		10,044,656
Real estate - 94.4%
Agree Realty Corp.	138,186	7,108,288	1.9%
Alexandria Real Estate
Equities, Inc.	124,014	16,194,988	4.3%
American Tower Corp.	60,554	8,639,239	2.3%
Boston Properties, Inc.	112,710	14,655,681	3.9%
Camden Property Trust	167,039	15,377,610	4.1%
CareTrust REIT, Inc.	250,215	4,193,603	1.1%
CoreSite Realty Corp.	82,112	9,352,557	2.5%
CubeSmart	190,671	5,514,205	1.5%
Douglas Emmett, Inc.	242,405	9,953,149	2.6%
Duke Realty Corp.	145,687	3,964,143	1.1%
EastGroup Properties, Inc.	100,252	8,860,272	2.4%

Real Estate Securities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Real estate (continued)
Empire State Realty Trust, Inc.,
Class A	265,284	$5,446,281	1.4%
Equinix, Inc.	40,279	18,255,248	4.9%
Equity LifeStyle Properties, Inc.	149,771	13,332,614	3.5%
Equity Residential	143,220	9,133,139	2.4%
Essex Property Trust, Inc.	34,312	8,281,887	2.2%
Extra Space Storage, Inc.	143,892	12,583,355	3.3%
Forest City Realty Trust, Inc.,
Class A	106,568	2,568,289	0.7%
Four Corners Property Trust, Inc.	245,894	6,319,476	1.7%
GGP, Inc.	273,331	6,393,212	1.7%
Healthcare Realty Trust, Inc.	254,706	8,181,157	2.2%
Hudson Pacific Properties, Inc.	117,014	4,007,730	1.1%
Invitation Homes, Inc.	233,389	5,500,979	1.5%
Iron Mountain, Inc.	167,083	6,304,042	1.7%
JBG SMITH Properties	58,462	2,030,385	0.5%

The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Real Estate Securities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Real estate (continued)
Mid-America Apartment
Communities, Inc.	22,314	$2,243,896	0.6%
Omega Healthcare Investors, Inc.	97,432	2,683,277	0.7%
Pebblebrook Hotel Trust	201,910	7,504,995	2.0%
Prologis, Inc.	212,722	13,722,696	3.7%
Public Storage	27,302	5,706,118	1.5%
Regency Centers Corp.	102,301	7,077,183	1.9%
Retail Properties of America, Inc.,
Class A	536,622	7,212,200	1.9%
Rexford Industrial Realty, Inc.	322,931	9,416,668	2.5%
Simon Property Group, Inc.	119,175	20,467,115	5.4%
STORE Capital Corp.	377,339	9,825,908	2.6%
Sunstone Hotel Investors, Inc.	644,826	10,658,974	2.8%
Taubman Centers, Inc.	51,184	3,348,969	0.9%
The Macerich Company	124,871	8,201,527	2.2%
UDR, Inc.	121,114	4,665,311	1.2%
Urban Edge Properties	195,793	4,990,764	1.3%
Ventas, Inc.	180,088	10,807,081	2.9%
Welltower, Inc.	86,197	5,496,783	1.5%
Weyerhaeuser Company	241,174	8,503,795	2.3%
		354,684,789
TOTAL COMMON STOCKS (Cost $359,345,105)		$373,630,888

SECURITIES LENDING COLLATERAL - 0.3%
John Hancock Collateral Trust,
1.3985% (C)(D)	126,860	1,269,066	0.3%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $1,269,076)		$1,269,066

SHORT-TERM INVESTMENTS - 0.4%
Money market funds - 0.4%
State Street Institutional
U.S. Government Money
Market Fund, Premier Class,
1.2075% (C)	1,432,294	1,432,294	0.4%
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,432,294)		$1,432,294
Total Investments (Real Estate Securities Trust)
(Cost $362,046,475) - 100.2%		$376,332,248	100.2%
Other assets and liabilities, net - (0.2)%		(823,798)	(0.2)%
TOTAL NET ASSETS - 100.0%		$375,508,450	100.0%

Security Abbreviations and Legend

(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	The rate shown is the annualized seven-day yield as of 12-31-17.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Science & Technology Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 94.7%
Consumer discretionary - 15.8%
Amazon.com, Inc. (A)	36,165	$42,293,883	5.9%
Ctrip.com International, Ltd.,
ADR (A)	273,553	12,063,687	1.7%
Liberty Global PLC, Series C (A)	457,441	15,479,803	2.2%
Netflix, Inc. (A)	36,755	7,055,490	1.0%
News Corp., Class A	261,649	4,241,330	0.6%
Tesla, Inc. (A)(B)	23,325	7,262,239	1.0%

Science & Technology Trust (continued)

	Shares or
	Principal
	Amount	Value	Assets
COMMON
STOCKS (continued)
Consumer
discretionary (continued)
The Priceline Group, Inc. (A)	9,262	$16,094,948	2.2%
Zalando SE (A)	84,399	4,450,172	0.6%
OTHER SECURITIES		4,571,869	0.6%
		113,513,421
Health care - 5.1%
DexCom, Inc. (A)(B)	75,600	4,338,684	0.6%
Roche Holding AG	29,083	7,353,788	1.0%
Shire PLC, ADR	51,327	7,961,844	1.1%
OTHER SECURITIES		17,281,797	2.4%
		36,936,113
Industrials - 1.8%
Sensata Technologies Holding
NV (A)(B)	110,500	5,647,655	0.8%
Stericycle, Inc. (A)	62,614	4,257,126	0.6%
OTHER SECURITIES		3,169,200	0.4%
		13,073,981
Information technology - 71.0%
Alibaba Group Holding, Ltd.,
ADR (A)	35,460	6,114,368	0.9%
Alphabet, Inc., Class A (A)	7,517	7,918,408	1.1%
Alphabet, Inc., Class C (A)	14,369	15,035,722	2.1%
Altaba, Inc. (A)	262,000	18,300,700	2.5%
Apple, Inc.	132,040	22,345,129	3.1%
Applied Materials, Inc.	108,575	5,550,354	0.8%
Arista Networks, Inc. (A)	44,780	10,549,272	1.5%
Baidu, Inc., ADR (A)	18,770	4,396,122	0.6%
Broadcom, Ltd.	58,366	14,994,225	2.1%
DXC Technology Company	123,865	11,754,789	1.6%
Facebook, Inc., Class A (A)	176,880	31,212,245	4.3%
Intuit, Inc.	69,849	11,020,775	1.5%
Lam Research Corp.	31,490	5,796,364	0.8%
Largan Precision Company, Ltd.	42,000	5,637,713	0.8%
Mail.Ru Group, Ltd., GDR (A)	150,278	4,314,283	0.6%
Marvell Technology Group, Ltd.	604,520	12,979,044	1.8%
Microchip Technology, Inc. (B)	89,615	7,875,366	1.1%
Micron Technology, Inc. (A)	288,620	11,868,054	1.7%
Microsoft Corp.	548,855	46,949,057	6.5%
NAVER Corp. (A)	7,102	5,769,519	0.8%
NetApp, Inc.	243,055	13,445,803	1.9%
NVIDIA Corp.	26,885	5,202,248	0.7%
Palo Alto Networks, Inc. (A)	88,104	12,769,794	1.8%
Paycom Software, Inc. (A)(B)	96,525	7,753,853	1.1%
Proofpoint, Inc. (A)	101,180	8,985,796	1.2%
QUALCOMM, Inc.	162,100	10,377,642	1.4%
Red Hat, Inc. (A)	163,274	19,609,207	2.7%
Sabre Corp.	201,996	4,140,918	0.6%
salesforce.com, Inc. (A)	221,678	22,662,142	3.2%
ServiceNow, Inc. (A)	99,575	12,983,584	1.8%
Sophos Group PLC (C)	802,595	6,179,814	0.9%
Square, Inc., Class A (A)(B)	301,545	10,454,565	1.5%
Take-Two Interactive
Software, Inc. (A)	47,840	5,251,875	0.7%
Texas Instruments, Inc.	43,800	4,574,472	0.6%
VMware, Inc., Class A (A)(B)	57,925	7,259,161	1.0%
Workday, Inc., Class A (A)	102,575	10,435,981	1.5%
OTHER SECURITIES		87,598,583	12.2%
		510,066,947

The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Science & Technology Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Materials - 0.5%		$3,667,830	0.5%
Real estate - 0.2%		1,586,270	0.2%
Telecommunication
services - 0.3%		1,939,679	0.3%
TOTAL COMMON STOCKS (Cost $556,785,446)		$680,784,241

PREFERRED
SECURITIES - 0.4%
Consumer discretionary - 0.0%		390,647	0.0%
Information technology - 0.4%		2,603,532	0.4%
TOTAL PREFERRED SECURITIES
(Cost $2,365,397)		$2,994,179

CORPORATE BONDS - 0.2%
Information technology - 0.2%		1,596,758	0.2%
TOTAL CORPORATE BONDS (Cost $1,364,077)		$1,596,758

SECURITIES LENDING COLLATERAL - 3.5%
John Hancock Collateral Trust,
1.3985% (D)(E)	2,534,229	25,351,670	3.5%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $25,352,453)		$25,351,670

SHORT-TERM INVESTMENTS - 5.5%
Money market funds - 3.1%
T. Rowe Price Government Money
Fund, 1.2496% (D)	21,770,176	21,770,176	3.0%
OTHER SECURITIES		500,000	0.1%
		22,270,176
Repurchase agreement - 2.4%
Repurchase Agreement with State
Street Corp. dated 12-29-17 at
0.540% to be repurchased at
$16,816,009 on 1-2-18,
collateralized by $17,060,000
U.S. Treasury Notes, 2.250%
due 1-31-24 (valued at
$17,153,642, including interest)	$16,815,000	16,815,000	2.4%
TOTAL SHORT-TERM INVESTMENTS
(Cost $39,085,176)		$39,085,176
Total Investments (Science & Technology Trust)
(Cost $624,952,549) - 104.3%		$749,812,024	104.3%
Other assets and liabilities, net - (4.3)%		(31,069,103)	(4.3)%
TOTAL NET ASSETS - 100.0%		$718,742,921	100.0%

Security Abbreviations and Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 12-31-17.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Small Cap Growth Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 95.0%
Consumer discretionary - 17.5%
Boyd Gaming Corp.	172,441	$6,044,057	1.3%
Carter’s, Inc.	66,513	7,814,612	1.7%
Dave & Buster’s
Entertainment, Inc. (A)	88,082	4,859,484	1.1%
Floor & Decor Holdings, Inc.,
Class A (A)	85,850	4,179,178	0.9%
Marriott Vacations
Worldwide Corp.	42,797	5,786,582	1.3%
Nutrisystem, Inc.	78,665	4,137,779	0.9%
Oxford Industries, Inc.	63,637	4,784,866	1.0%
Planet Fitness, Inc., Class A (A)	298,664	10,342,734	2.3%
Skechers U.S.A., Inc., Class A (A)	151,028	5,714,900	1.3%
TopBuild Corp. (A)	56,842	4,305,213	0.9%
Wayfair, Inc., Class A (A)(B)	58,685	4,710,645	1.0%
Wolverine World Wide, Inc.	143,217	4,565,758	1.0%
OTHER SECURITIES		12,395,783	2.8%
		79,641,591
Consumer staples - 3.0%
Blue Buffalo Pet
Products, Inc. (A)(B)	212,867	6,979,909	1.5%
Performance Food Group
Company (A)	203,334	6,730,355	1.5%
		13,710,264
Energy - 1.5%
Centennial Resource
Development, Inc.,
Class A (A)(B)	335,973	6,652,265	1.5%
Financials - 7.2%
MB Financial, Inc.	152,626	6,794,910	1.5%
MGIC Investment Corp. (A)	468,983	6,617,350	1.5%
Sterling Bancorp	336,093	8,267,888	1.8%
Western Alliance Bancorp (A)	121,317	6,868,969	1.5%
OTHER SECURITIES		4,006,327	0.9%
		32,555,444
Health care - 17.8%
Aerie Pharmaceuticals, Inc. (A)	76,341	4,561,375	1.0%
Exact Sciences Corp. (A)	152,638	8,019,601	1.8%
Insulet Corp. (A)	134,909	9,308,721	2.0%
PRA Health Sciences, Inc. (A)	59,455	5,414,567	1.2%
OTHER SECURITIES		53,926,424	11.8%
		81,230,688
Industrials - 16.1%
Altra Industrial Motion Corp.	117,075	5,900,580	1.3%
Beacon Roofing Supply, Inc. (A)	104,561	6,666,809	1.5%
ITT, Inc.	119,253	6,364,533	1.4%
JELD-WEN Holding, Inc. (A)	167,862	6,608,727	1.4%
JetBlue Airways Corp. (A)	292,031	6,523,973	1.4%
Kaman Corp.	91,300	5,372,092	1.2%
Knight-Swift Transportation
Holdings, Inc.	121,474	5,310,843	1.2%
Rexnord Corp. (A)	350,737	9,126,177	2.0%
Schneider National, Inc.,
Class B (B)	178,123	5,087,193	1.1%
The Brink’s Company	81,589	6,421,054	1.4%
OTHER SECURITIES		10,024,744	2.2%
		73,406,725
Information technology - 26.1%
2U, Inc. (A)(B)	110,881	7,152,933	1.6%
CoStar Group, Inc. (A)	20,711	6,150,131	1.4%
Entegris, Inc.	139,840	4,258,128	0.9%
EPAM Systems, Inc. (A)	52,883	5,681,221	1.2%
Fair Isaac Corp.	36,006	5,516,119	1.2%
GoDaddy, Inc., Class A (A)	114,419	5,752,987	1.3%

The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Information
technology (continued)
Guidewire Software, Inc. (A)	60,112	$4,463,917	1.0%
HubSpot, Inc. (A)(B)	72,570	6,415,188	1.4%
II-VI, Inc. (A)	105,905	4,972,240	1.1%
ManTech International Corp.,
Class A	88,675	4,450,598	1.0%
Mimecast, Ltd. (A)	214,764	6,157,284	1.4%
Tower Semiconductor, Ltd. (A)(B)	254,269	8,665,486	1.9%
Zebra Technologies Corp.,
Class A (A)	80,015	8,305,557	1.8%
OTHER SECURITIES		41,033,344	8.9%
		118,975,133
Materials - 2.5%
Carpenter Technology Corp.	87,800	4,476,922	1.0%
Ferro Corp. (A)	184,115	4,343,273	1.0%
OTHER SECURITIES		2,367,440	0.5%
		11,187,635
Real estate - 3.3%		15,102,457	3.3%
TOTAL COMMON STOCKS (Cost $357,331,888)		$432,462,202

PREFERRED
SECURITIES - 1.1%
Consumer discretionary - 0.2%		1,010,236	0.2%
Information technology - 0.9%		3,856,852	0.9%
TOTAL PREFERRED SECURITIES
(Cost $4,548,973)		$4,867,088

EXCHANGE-TRADED
FUNDS - 1.5%
iShares Russell 2000
Growth ETF(B)	35,264	6,583,789	1.5%
TOTAL EXCHANGE-TRADED FUNDS
(Cost $6,346,462)		$6,583,789

SECURITIES LENDING
COLLATERAL - 10.4%
John Hancock Collateral Trust,
1.3985% (C)(D)	4,747,421	47,491,780	10.4%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $47,496,935)		$47,491,780

SHORT-TERM INVESTMENTS - 3.0%
Repurchase agreement - 3.0%
Societe Generale SA Tri-Party
Repurchase Agreement dated
12-29-17 at 1.370% to be
repurchased at $13,502,055 on
1-2-18, collateralized by
$309,000 Federal Home Loan
Bank, 0.000% due 8-24-18
(valued at $305,854, including
interest) and $13,414,800
U.S. Treasury Notes, 1.500%
due 8-31-18 (valued at
$13,464,198, including interest)	$13,500,000	13,500,000	3.0%
TOTAL SHORT-TERM INVESTMENTS
(Cost $13,500,000)		$13,500,000
Total Investments (Small Cap Growth Trust)
(Cost $429,224,258) - 111.0%		$504,904,859	111.0%
Other assets and liabilities, net - (11.0)%		(49,882,630)	(11.0)%
TOTAL NET ASSETS - 100.0%		$455,022,229	100.0%

Small Cap Growth Trust (continued)

Security Abbreviations and Legend

(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	The rate shown is the annualized seven-day yield as of 12-31-17.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Small Cap Index Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.3%
Consumer discretionary - 12.3%
Dana, Inc.	40,111	$1,283,953	0.2%
Grand Canyon Education, Inc. (A)	13,007	1,164,517	0.2%
OTHER SECURITIES		70,886,337	11.9%
		73,334,807
Consumer staples - 2.7%
Snyder’s-Lance, Inc.	23,963	1,200,067	0.2%
OTHER SECURITIES		14,865,744	2.5%
		16,065,811
Energy - 3.9%		23,443,145	3.9%
Financials - 17.5%
CNO Financial Group, Inc.	46,282	1,142,703	0.2%
Hancock Holding Company	23,050	1,140,975	0.2%
IBERIABANK Corp.	13,979	1,083,373	0.2%
MGIC Investment Corp. (A)	102,702	1,449,125	0.3%
Primerica, Inc.	12,235	1,242,464	0.2%
Radian Group, Inc.	59,936	1,235,281	0.2%
Sterling Bancorp	58,455	1,437,993	0.3%
Stifel Financial Corp.	18,512	1,102,575	0.2%
Texas Capital Bancshares, Inc. (A)	13,799	1,226,731	0.2%
Umpqua Holdings Corp.	61,228	1,273,542	0.2%
Wintrust Financial Corp.	15,196	1,251,695	0.2%
OTHER SECURITIES		90,723,920	15.1%
		104,310,377
Health care - 15.1%
Bluebird Bio, Inc. (A)	13,623	2,426,256	0.4%
Catalent, Inc. (A)	37,205	1,528,381	0.3%
Encompass Health Corp.	27,159	1,341,926	0.2%
Exact Sciences Corp. (A)	32,717	1,718,951	0.3%
Insulet Corp. (A)	16,189	1,117,041	0.2%
Nektar Therapeutics (A)	41,263	2,464,226	0.4%
PRA Health Sciences, Inc. (A)	13,776	1,254,580	0.2%
Sage Therapeutics, Inc. (A)	10,550	1,737,691	0.3%
OTHER SECURITIES		76,319,473	12.8%
		89,908,525
Industrials - 15.1%
Beacon Roofing Supply, Inc. (A)	18,514	1,180,453	0.2%
Curtiss-Wright Corp.	12,181	1,484,255	0.3%
EMCOR Group, Inc.	16,243	1,327,865	0.2%
Kennametal, Inc.	22,231	1,076,203	0.2%
Knight-Swift Transportation
Holdings, Inc.	34,487	1,507,772	0.3%
Woodward, Inc.	14,706	1,125,597	0.2%
OTHER SECURITIES		82,306,522	13.7%
		90,008,667
Information technology - 16.3%
Aspen Technology, Inc. (A)	20,265	1,341,543	0.2%
Blackbaud, Inc.	13,227	1,249,819	0.2%
Entegris, Inc.	39,465	1,201,709	0.2%
EPAM Systems, Inc. (A)	13,806	1,483,179	0.3%
Fair Isaac Corp.	8,217	1,258,844	0.2%
GrubHub, Inc. (A)	23,906	1,716,451	0.3%
Integrated Device
Technology, Inc. (A)	37,197	1,105,867	0.2%

The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Information
technology (continued)
Littelfuse, Inc.	6,234	$1,233,210	0.2%
MAXIMUS, Inc.	17,778	1,272,549	0.2%
MKS Instruments, Inc.	14,972	1,414,854	0.2%
Monolithic Power Systems, Inc.	11,038	1,240,230	0.2%
Paycom Software, Inc. (A)	13,647	1,096,264	0.2%
Proofpoint, Inc. (A)	12,143	1,078,420	0.2%
SYNNEX Corp.	8,005	1,088,280	0.2%
ViaSat, Inc. (A)(B)	14,837	1,110,549	0.2%
OTHER SECURITIES		78,349,749	13.1%
		97,241,517
Materials - 4.5%		26,623,138	4.5%
Real estate - 6.6%
Gramercy Property Trust	44,288	1,180,718	0.2%
Healthcare Realty Trust, Inc.	33,572	1,078,333	0.2%
OTHER SECURITIES		36,907,780	6.2%
		39,166,831
Telecommunication
services - 0.8%		4,496,420	0.8%
Utilities - 3.5%
IDACORP, Inc.	13,907	1,270,544	0.2%
Portland General
Electric Company	24,593	1,120,949	0.2%
WGL Holdings, Inc.	14,085	1,209,056	0.2%
OTHER SECURITIES		17,020,349	2.9%
		20,620,898
TOTAL COMMON STOCKS (Cost $402,731,986)		$585,220,136

WARRANTS - 0.0%		30	0.0%
TOTAL WARRANTS (Cost $0)		$30

Small Cap Index Trust (continued)

Shares or			% of
Principal			Net
Amount		Value	Assets
SECURITIES LENDING COLLATERAL - 6.7%
John Hancock Collateral Trust,
1.3985% (C)(D)	3,998,544	$40,000,232	6.7%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $40,006,328)		$40,000,232

SHORT-TERM INVESTMENTS - 2.5%
Repurchase agreement - 2.5%
Repurchase Agreement with State
Street Corp. dated 12-29-17 at
0.540% to be repurchased at
$14,820,889 on 1-2-18,
collateralized by $12,405,000
U.S. Treasury Inflation Indexed
Bonds, 1.375% due 2-15-44
(valued at $15,118,370,
including interest)	$14,820,000	14,820,000	2.5%
TOTAL SHORT-TERM INVESTMENTS
(Cost $14,820,000)		$14,820,000
Total Investments (Small Cap Index Trust)
(Cost $457,558,314) - 107.5%		$640,040,398	107.5%
Other assets and liabilities, net - (7.5)%		(44,537,623)	(7.5)%
TOTAL NET ASSETS - 100.0%		$595,502,775	100.0%

Security Abbreviations and Legend

(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	The rate shown is the annualized seven-day yield as of 12-31-17.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
Russell 2000 Index E-Mini Futures	217	Long	Mar 2018	$16,575,194	$16,671,025	$95,831
						$95,831

*	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Small Cap Opportunities Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 97.5%
Consumer discretionary - 15.9%
Burlington Stores, Inc. (A)	11,267	$1,386,179	0.9%
Dave & Buster’s
Entertainment, Inc. (A)	14,054	775,359	0.5%
Five Below, Inc. (A)	14,582	967,078	0.6%
Fox Factory Holding Corp. (A)	16,858	654,933	0.4%
Grand Canyon Education, Inc. (A)	14,354	1,285,114	0.8%
Kohl’s Corp.	13,037	706,997	0.4%
Pool Corp.	5,883	762,731	0.5%
PulteGroup, Inc.	18,844	626,563	0.4%
Toll Brothers, Inc.	15,015	721,020	0.4%

Small Cap Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Consumer
discretionary (continued)
OTHER SECURITIES		$18,314,372	11.0%
		26,200,346
Consumer staples - 2.4%		3,918,680	2.4%
Energy - 6.8%
HollyFrontier Corp.	15,221	779,620	0.5%
Matador Resources Company (A)	19,925	620,265	0.4%

The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Energy (continued)
OTHER SECURITIES		$9,740,518	5.9%
		11,140,403
Financials - 19.9%
Ameris Bancorp	17,134	825,859	0.5%
Encore Capital Group, Inc. (A)	16,029	674,821	0.4%
People’s United Financial, Inc.	33,652	629,292	0.4%
Pinnacle Financial Partners, Inc.	10,311	683,619	0.4%
Stifel Financial Corp.	12,447	741,343	0.5%
OTHER SECURITIES		29,181,439	17.7%
		32,736,373
Health care - 9.7%
Catalent, Inc. (A)	19,587	804,634	0.5%
Globus Medical, Inc., Class A (A)	20,982	862,360	0.5%
ICU Medical, Inc. (A)	4,019	868,104	0.5%
INC Research Holdings, Inc.,
Class A (A)	17,126	746,694	0.5%
Medidata Solutions, Inc. (A)	13,300	842,821	0.5%
Neurocrine Biosciences, Inc. (A)	9,792	759,761	0.5%
West Pharmaceutical Services, Inc.	6,390	630,501	0.4%
OTHER SECURITIES		10,448,966	6.3%
		15,963,841
Industrials - 20.7%
Exponent, Inc.	9,955	707,801	0.4%
Forrester Research, Inc.	14,682	648,944	0.4%
HEICO Corp.	11,707	1,104,555	0.7%
Jacobs Engineering Group, Inc.	10,323	680,905	0.4%
John Bean Technologies Corp.	6,874	761,639	0.5%
Ritchie Brothers Auctioneers, Inc.	24,034	719,338	0.4%
SiteOne Landscape
Supply, Inc. (A)	16,215	1,243,691	0.8%
Sun Hydraulics Corp.	10,513	680,086	0.4%
WageWorks, Inc. (A)	13,247	821,314	0.5%
Woodward, Inc.	8,858	677,991	0.4%
OTHER SECURITIES		25,920,087	15.8%
		33,966,351
Information technology - 14.4%
Arrow Electronics, Inc. (A)	9,245	743,390	0.5%
Blackbaud, Inc.	8,314	785,590	0.5%
Cabot Microelectronics Corp.	6,828	642,378	0.4%
Callidus Software, Inc. (A)	23,360	669,264	0.4%
EPAM Systems, Inc. (A)	9,730	1,045,294	0.6%
HubSpot, Inc. (A)	9,076	802,318	0.5%
LogMeIn, Inc.	7,543	863,674	0.5%
Power Integrations, Inc.	10,729	789,118	0.5%
Silicon Laboratories, Inc. (A)	9,777	863,309	0.5%
Tyler Technologies, Inc. (A)	4,961	878,345	0.5%
OTHER SECURITIES		15,552,220	9.5%
		23,634,900
Materials - 5.0%
Balchem Corp.	10,399	838,159	0.5%
KapStone Paper and
Packaging Corp.	27,620	626,698	0.4%
PolyOne Corp.	15,319	666,377	0.4%
Reliance Steel &
Aluminum Company	7,223	619,661	0.4%
OTHER SECURITIES		5,495,314	3.3%
		8,246,209
Real estate - 1.6%
STAG Industrial, Inc.	26,504	724,354	0.5%
Sun Communities, Inc.	7,888	731,849	0.5%

Small Cap Opportunities Trust (continued)

Shares or			% of
Principal			Net
Amount		Value	Assets
COMMON
STOCKS (continued)
Real estate (continued)
OTHER SECURITIES		$1,137,040	0.6%
		2,593,243
Telecommunication
services - 0.5%		835,803	0.5%
Utilities - 0.6%		966,302	0.6%
TOTAL COMMON STOCKS (Cost $133,397,470)		$160,202,451

SECURITIES LENDING COLLATERAL - 2.3%
John Hancock Collateral Trust,
1.3985% (B)(C)	381,708	3,818,497	2.3%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $3,818,762)		$3,818,497

SHORT-TERM INVESTMENTS - 2.2%
Money market funds - 2.2%
State Street Institutional Treasury
Money Market Fund, Premier
Class, 1.1504% (B)	3,222,844	3,222,844	2.0%
OTHER SECURITIES		292,479	0.2%
		3,515,323
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,515,323)		$3,515,323
Total Investments (Small Cap Opportunities
Trust) (Cost $140,731,555) - 102.0%		$167,536,271	102.0%
Other assets and liabilities, net - (2.0)%		(3,266,920)	(2.0)%
TOTAL NET ASSETS - 100.0%		$164,269,351	100.0%

Security Abbreviations and Legend

(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-17.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Small Cap Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 96.4%
Consumer discretionary - 3.7%
TRI Pointe Group, Inc. (A)	499,675	$8,954,176	1.4%
OTHER SECURITIES		15,543,654	2.3%
		24,497,830
Consumer staples - 4.0%
C&C Group PLC	2,371,703	8,184,899	1.2%
Cranswick PLC	215,091	9,669,950	1.5%
Smart & Final Stores, Inc. (A)	823,087	7,037,394	1.1%
OTHER SECURITIES		1,268,868	0.2%
		26,161,111
Energy - 4.1%
SEACOR Holdings, Inc. (A)	141,803	6,554,135	1.0%
OTHER SECURITIES		20,694,797	3.1%
		27,248,932
Financials - 21.6%
Banc of California, Inc. (B)	310,765	6,417,297	1.0%
First Busey Corp.	254,403	7,616,826	1.2%
First Midwest Bancorp, Inc.	602,816	14,473,612	2.2%
Flushing Financial Corp.	278,276	7,652,590	1.2%
Great Western Bancorp, Inc.	288,176	11,469,405	1.7%
Hancock Holding Company	311,115	15,400,193	2.3%
International Bancshares Corp.	278,439	11,054,028	1.7%

The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Financials (continued)
Kemper Corp.	189,065	$13,026,579	2.0%
MB Financial, Inc.	293,053	13,046,720	2.0%
Northwest Bancshares, Inc.	777,205	13,002,640	2.0%
Solar Capital, Ltd.	305,064	6,165,343	0.9%
OTHER SECURITIES		22,657,888	3.4%
		141,983,121
Health care - 6.3%
Allscripts Healthcare
Solutions, Inc. (A)	849,012	12,353,125	1.9%
Haemonetics Corp. (A)	144,090	8,368,747	1.3%
OTHER SECURITIES		20,353,568	3.1%
		41,075,440
Industrials - 33.1%
ACCO Brands Corp. (A)	738,540	9,010,187	1.4%
Albany International Corp.,
Class A	227,874	14,002,857	2.1%
CIRCOR International, Inc.	137,017	6,669,988	1.0%
Cubic Corp.	221,690	13,068,626	2.0%
ESCO Technologies, Inc.	197,882	11,922,391	1.8%
Forrester Research, Inc.	245,228	10,839,078	1.7%
Forward Air Corp.	134,585	7,730,562	1.2%
FTI Consulting, Inc. (A)	300,160	12,894,874	2.0%
GATX Corp. (B)	142,815	8,877,380	1.4%
Huron Consulting Group, Inc. (A)	196,066	7,930,870	1.2%
Luxfer Holdings PLC	444,110	7,016,938	1.1%
Matthews International Corp.,
Class A	173,560	9,163,968	1.4%
Mistras Group, Inc. (A)	344,363	8,082,200	1.2%
Mueller Industries, Inc.	475,605	16,850,685	2.6%
Primoris Services Corp.	248,100	6,745,839	1.0%
SP Plus Corp. (A)	186,903	6,934,101	1.1%
Thermon Group
Holdings, Inc. (A)	452,090	10,700,970	1.6%
TriMas Corp. (A)	600,771	16,070,624	2.4%
Tyman PLC	2,263,579	11,067,677	1.7%
OTHER SECURITIES		21,424,103	3.2%
		217,003,918
Information technology - 7.3%
Belden, Inc.	242,304	18,698,600	2.8%
CTS Corp.	301,895	7,773,796	1.2%
WNS Holdings, Ltd., ADR (A)(B)	265,429	10,651,666	1.6%
OTHER SECURITIES		10,871,915	1.7%
		47,995,977
Materials - 8.6%
Deltic Timber Corp.	138,126	12,645,435	1.9%
Greif, Inc., Class A	215,375	13,047,418	2.0%
Neenah Paper, Inc.	78,315	7,099,255	1.1%
Orion Engineered Carbons SA	438,130	11,216,128	1.7%
Sensient Technologies Corp.	169,210	12,377,712	1.9%
		56,385,948
Real estate - 6.0%
Corporate Office Properties Trust	226,067	6,601,156	1.0%
Education Realty Trust, Inc.	258,528	9,027,798	1.4%
Ramco-Gershenson
Properties Trust	693,075	10,208,995	1.6%
Summit Hotel Properties, Inc.	491,414	7,484,235	1.1%
OTHER SECURITIES		6,022,120	0.9%
		39,344,304
Utilities - 1.7%		11,240,441	1.7%
TOTAL COMMON STOCKS (Cost $499,196,318)		$632,937,022

Small Cap Value Trust (continued)

Shares or			% of
Principal			Net
Amount		Value	Assets
SECURITIES LENDING COLLATERAL - 3.9%
John Hancock Collateral Trust,
1.3985% (C)(D)	2,581,020	$25,819,747	3.9%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $25,823,451)		$25,819,747

SHORT-TERM INVESTMENTS - 4.1%
Repurchase agreement - 4.1%
Bank of America Tri-Party
Repurchase Agreement dated
12-29-17 at 1.410% to be
repurchased at $26,804,199 on
1-2-18, collateralized by
$2,300,000 Federal Home Loan
Mortgage Corp., 0.000% due
1-15-30 (valued at $1,598,615,
including interest) and
$25,692,100 U.S. Treasury
Notes, 2.000% due 2-15-22
(valued at $25,737,480,
including interest)	$26,800,000	26,800,000	4.1%
TOTAL SHORT-TERM INVESTMENTS
(Cost $26,800,000)		$26,800,000
Total Investments (Small Cap Value Trust)
(Cost $551,819,769) - 104.4%		$685,556,769	104.4%
Other assets and liabilities, net - (4.4)%		(29,151,280)	(4.4)%
TOTAL NET ASSETS - 100.0%		$656,405,489	100.0%

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	The rate shown is the annualized seven-day yield as of 12-31-17.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Small Company Value Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 98.2%
Consumer discretionary - 10.3%
Aaron’s, Inc.	67,900	$2,705,815	0.9%
Capella Education Company	27,900	2,159,460	0.7%
Cavco Industries, Inc. (A)	14,900	2,273,740	0.8%
LCI Industries	23,300	3,029,000	1.0%
Lumber Liquidators
Holdings, Inc. (A)(B)	66,041	2,073,027	0.7%
Pool Corp.	18,800	2,437,420	0.8%
OTHER SECURITIES		16,024,864	5.4%
		30,703,326
Consumer staples - 4.1%
Nomad Foods, Ltd. (A)	194,700	3,292,377	1.1%
OTHER SECURITIES		8,794,565	3.0%
		12,086,942
Energy - 5.1%
Matador Resources Company (A)	88,400	2,751,892	0.9%
OTHER SECURITIES		12,443,207	4.2%
		15,195,099
Financials - 30.4%
BankUnited, Inc.	89,800	3,656,656	1.2%
Cboe Global Markets, Inc.	21,240	2,646,292	0.9%
CoBiz Financial, Inc.	108,100	2,160,919	0.7%

The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Financials (continued)
Columbia Banking System, Inc.	74,800	$3,249,312	1.1%
East West Bancorp, Inc.	80,200	4,878,566	1.6%
Glacier Bancorp, Inc.	70,000	2,757,300	0.9%
Green Dot Corp., Class A (A)	57,400	3,458,924	1.2%
Home BancShares, Inc.	210,400	4,891,800	1.6%
National Bank Holdings Corp.,
Class A	72,000	2,334,960	0.8%
Popular, Inc.	63,600	2,257,164	0.8%
ProAssurance Corp.	50,200	2,868,930	1.0%
Prosperity Bancshares, Inc.	46,300	3,244,241	1.1%
Radian Group, Inc.	128,000	2,638,080	0.9%
SVB Financial Group (A)	16,600	3,880,582	1.3%
Texas Capital Bancshares, Inc. (A)	27,200	2,418,080	0.8%
Towne Bank	88,400	2,718,300	0.9%
Webster Financial Corp.	41,450	2,327,832	0.8%
Wintrust Financial Corp.	30,300	2,495,811	0.8%
OTHER SECURITIES		35,849,514	12.0%
		90,733,263
Health care - 7.2%
Atrion Corp.	5,283	3,331,460	1.1%
Halyard Health, Inc. (A)	56,200	2,595,316	0.9%
Quidel Corp. (A)	64,100	2,778,735	0.9%
WellCare Health Plans, Inc. (A)	10,457	2,103,007	0.7%
West Pharmaceutical Services, Inc.	30,200	2,979,834	1.0%
OTHER SECURITIES		7,760,832	2.6%
		21,549,184
Industrials - 12.9%
Aegion Corp. (A)	87,000	2,212,409	0.7%
Beacon Roofing Supply, Inc. (A)	43,200	2,754,432	0.9%
ESCO Technologies, Inc.	44,700	2,693,175	0.9%
Landstar System, Inc.	42,600	4,434,660	1.5%
Triumph Group, Inc.	83,600	2,273,920	0.8%
OTHER SECURITIES		24,159,007	8.1%
		38,527,603
Information technology - 8.6%
Belden, Inc.	49,400	3,812,198	1.3%
Littelfuse, Inc.	24,176	4,782,496	1.6%
SYNNEX Corp.	18,100	2,460,695	0.8%
OTHER SECURITIES		14,619,664	4.9%
		25,675,053
Materials - 5.2%
Carpenter Technology Corp.	46,000	2,345,540	0.8%
KMG Chemicals, Inc.	41,232	2,724,611	0.9%
Myers Industries, Inc.	110,000	2,145,000	0.7%
OTHER SECURITIES		8,216,542	2.8%
		15,431,693
Real estate - 8.3%
Cedar Realty Trust, Inc.	412,800	2,509,824	0.8%
EastGroup Properties, Inc.	30,900	2,730,942	0.9%
Potlatch Corp.	42,200	2,105,780	0.7%
OTHER SECURITIES		17,314,715	5.9%
		24,661,261
Utilities - 6.1%
Chesapeake Utilities Corp.	36,300	2,851,365	1.0%
NorthWestern Corp.	37,300	2,226,810	0.7%
ONE Gas, Inc.	43,600	3,194,136	1.1%
PNM Resources, Inc.	83,500	3,377,575	1.1%

Small Company Value Trust (continued)

Shares or			% of
Principal			Net
Amount		Value	Assets
COMMON
STOCKS (continued)
Utilities (continued)
OTHER SECURITIES		$6,692,411	2.2%
		18,342,297
TOTAL COMMON STOCKS (Cost $192,642,930)		$292,905,721

WARRANTS - 0.0%		55,600	0.0%
TOTAL WARRANTS (Cost $28,804)		$55,600

SECURITIES LENDING COLLATERAL - 2.7%
John Hancock Collateral Trust,
1.3985% (C)(D)	809,199	8,094,989	2.7%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $8,095,250)		$8,094,989

SHORT-TERM INVESTMENTS - 1.7%
Money market funds - 1.7%
T. Rowe Price Government Money
Fund, 1.2496% (C)	4,514,273	4,514,273	1.5%
OTHER SECURITIES		500,000	0.2%
		5,014,273
TOTAL SHORT-TERM INVESTMENTS
(Cost $5,014,273)		$5,014,273
Total Investments (Small Company Value Trust)
(Cost $205,781,257) - 102.6%		$306,070,583	102.6%
Other assets and liabilities, net - (2.6)%		(7,790,163)	(2.6)%
TOTAL NET ASSETS - 100.0%		$298,280,420	100.0%

Security Abbreviations and Legend

(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	The rate shown is the annualized seven-day yield as of 12-31-17.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Strategic Equity Allocation Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 97.1%
Consumer discretionary - 11.8%
Amazon.com, Inc. (A)	110,445	$129,162,114	1.1%
Comcast Corp., Class A	1,287,846	51,578,232	0.5%
McDonald’s Corp.	220,174	37,896,349	0.4%
The Home Depot, Inc.	322,462	61,116,223	0.6%
The Walt Disney Company	417,034	44,835,325	0.4%
Toyota Motor Corp.	635,800	40,519,503	0.4%
OTHER SECURITIES		988,820,678	8.4%
		1,353,928,424
Consumer staples - 8.4%
Altria Group, Inc.	526,916	37,627,072	0.3%
British American Tobacco PLC	558,646	37,763,802	0.3%
Nestle SA	758,111	65,179,537	0.6%
PepsiCo, Inc.	392,686	47,090,905	0.4%
Philip Morris International, Inc.	428,870	45,310,116	0.4%
The Coca-Cola Company	1,058,836	48,579,396	0.4%
The Procter & Gamble Company	703,600	64,646,768	0.6%
Wal-Mart Stores, Inc.	404,139	39,908,726	0.4%
OTHER SECURITIES		576,248,587	5.0%
		962,354,909
Energy - 5.5%
Chevron Corp.	524,464	65,657,648	0.6%
Exxon Mobil Corp.	1,170,070	97,864,655	0.9%

The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Energy (continued)
Royal Dutch Shell PLC, A Shares	1,098,591	$36,674,470	0.3%
Royal Dutch Shell PLC, B Shares	912,236	30,718,658	0.3%
OTHER SECURITIES		397,329,423	3.4%
		628,244,854
Financials - 16.7%
Bank of America Corp.	2,678,693	79,075,017	0.7%
Berkshire Hathaway, Inc.,
Class B (A)	531,438	105,341,640	0.9%
Citigroup, Inc.	730,113	54,327,708	0.5%
HSBC Holdings PLC	4,896,302	50,569,339	0.5%
JPMorgan Chase & Co.	958,145	102,464,026	0.9%
State Street Corp.	102,411	9,996,338	0.1%
Wells Fargo & Company	1,223,824	74,249,402	0.7%
OTHER SECURITIES		1,446,092,541	12.4%
		1,922,116,011
Health care - 11.8%
AbbVie, Inc.	440,242	42,575,804	0.4%
Johnson & Johnson	741,898	103,657,989	0.9%
Merck & Company, Inc.	755,391	42,505,852	0.4%
Novartis AG	541,885	45,600,940	0.4%
Pfizer, Inc.	1,646,178	59,624,567	0.5%
Roche Holding AG	171,158	43,278,189	0.4%
UnitedHealth Group, Inc.	267,611	58,997,521	0.5%
OTHER SECURITIES		965,508,925	8.3%
		1,361,749,787
Industrials - 11.9%
3M Company	164,805	38,790,153	0.4%
General Electric Company	2,394,798	41,789,225	0.4%
The Boeing Company	154,512	45,567,134	0.4%
OTHER SECURITIES		1,240,507,516	10.7%
		1,366,654,028
Information technology - 17.0%
Alphabet, Inc., Class A (A)	82,308	86,703,247	0.8%
Alphabet, Inc., Class C (A)	83,355	87,222,672	0.8%
Apple, Inc.	1,417,812	239,936,325	2.1%
Cisco Systems, Inc.	1,365,379	52,294,016	0.5%
Facebook, Inc., Class A (A)	658,551	116,207,909	1.0%
IBM Corp.	237,777	36,479,747	0.3%
Intel Corp.	1,292,648	59,668,632	0.5%
Mastercard, Inc., Class A	256,506	38,824,748	0.4%
Microsoft Corp.	2,130,408	182,235,100	1.6%
Oracle Corp.	841,377	39,780,305	0.4%
Visa, Inc., Class A	500,798	57,100,988	0.5%
OTHER SECURITIES		951,176,292	8.1%
		1,947,629,981
Materials - 4.9%
DowDuPont, Inc.	646,203	46,022,578	0.4%
OTHER SECURITIES		516,800,944	4.5%
		562,823,522
Real estate - 3.6%		414,371,853	3.6%
Telecommunication
services - 2.4%
AT&T, Inc.	1,695,409	65,917,502	0.6%
Verizon Communications, Inc.	1,126,441	59,622,522	0.5%
OTHER SECURITIES		151,628,443	1.3%
		277,168,467
Utilities - 3.1%		358,745,795	3.1%
TOTAL COMMON STOCKS
(Cost $7,086,834,417)		$11,155,787,631

Strategic Equity Allocation Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
PREFERRED
SECURITIES - 0.2%
Consumer discretionary - 0.1%		$14,041,167	0.1%
Consumer staples - 0.1%		5,718,390	0.1%
Materials - 0.0%		902,228	0.0%
TOTAL PREFERRED SECURITIES
(Cost $15,388,047)		$20,661,785

RIGHTS - 0.0%		168,517	0.0%
TOTAL RIGHTS (Cost $146,984)		$168,517

SECURITIES LENDING COLLATERAL - 0.9%
John Hancock Collateral Trust,
1.3985% (B)(C)	10,295,580	102,993,890	0.9%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $103,001,727)		$102,993,890

SHORT-TERM INVESTMENTS - 2.2%
U.S. Government Agency - 1.1%
Federal Home Loan Bank
Discount Note, 1.300%,
03/14/2018 *	$50,000,000	49,870,000	0.4%
Federal Home Loan Bank
Discount Note, 1.060%,
01/05/2018 *	5,500,000	5,499,406	0.1%
Federal Home Loan Bank
Discount Note, 1.185%,
01/10/2018 *	27,000,000	26,992,251	0.2%
Federal Home Loan Bank
Discount Note, 1.120%,
01/11/2018 *	16,850,000	16,844,557	0.2%
Federal Home Loan Bank
Discount Note, 1.295%,
02/09/2018 *	25,000,000	24,964,927	0.2%
		124,171,141
Repurchase agreement - 1.1%
Repurchase Agreement with State
Street Corp. dated 12-29-17 at
0.540% to be repurchased at
$127,847,670 on 1-2-18,
collateralized by $107,010,000
U.S. Treasury Inflation Indexed
Bonds, 1.375% due 2-15-44
(valued at $130,416,511,
including interest)	127,840,000	127,840,000	1.1%
TOTAL SHORT-TERM INVESTMENTS
(Cost $252,011,038)		$252,011,141
Total Investments (Strategic Equity Allocation
Trust) (Cost $7,457,382,213) - 100.4%		$11,531,622,964	100.4%
Other assets and liabilities, net - (0.4)%		(47,040,812)	(0.4)%
TOTAL NET ASSETS - 100.0%		$11,484,582,152	100.0%

Security Abbreviations and Legend

(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-17.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
MSCI EAFE Index Futures	864	Long	Mar 2018	$86,860,957	$88,365,600	$1,504,643
Russell 2000 Index E-Mini Futures	165	Long	Mar 2018	12,655,923	12,676,125	20,202
S&P 500 Index E-Mini Futures	1,349	Long	Mar 2018	179,934,400	180,496,200	561,800
S&P MidCap 400 Index E-Mini Futures	121	Long	Mar 2018	23,103,293	23,019,040	(84,253)
						$2,002,392

*	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Total Stock Market Index Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 99.5%
Consumer discretionary - 12.9%
Amazon.com, Inc. (A)	12,803	$14,972,724	1.9%
Comcast Corp., Class A	125,603	5,030,400	0.7%
McDonald’s Corp.	21,591	3,716,243	0.5%
NIKE, Inc., Class B	43,799	2,739,627	0.4%
The Home Depot, Inc.	31,409	5,952,948	0.8%
The Walt Disney Company	41,136	4,422,531	0.6%
OTHER SECURITIES		65,884,124	8.0%
		102,718,597
Consumer staples - 8.0%
Altria Group, Inc.	51,126	3,650,908	0.5%
PepsiCo, Inc.	38,009	4,558,039	0.6%
Philip Morris International, Inc.	41,407	4,374,650	0.6%
The Coca-Cola Company	113,716	5,217,290	0.7%
The Procter & Gamble Company	67,982	6,246,186	0.8%
Wal-Mart Stores, Inc.	79,615	7,861,981	1.0%
OTHER SECURITIES		31,721,265	3.8%
		63,630,319
Energy - 6.6%
Chevron Corp.	50,541	6,327,228	0.8%
Exxon Mobil Corp.	113,009	9,452,073	1.2%
OTHER SECURITIES		36,581,031	4.6%
		52,360,332
Financials - 15.3%
Bank of America Corp.	281,115	8,298,515	1.1%
Berkshire Hathaway, Inc.,
Class B (A)	65,761	13,035,145	1.7%
Citigroup, Inc.	72,624	5,403,952	0.7%
JPMorgan Chase & Co.	93,798	10,030,758	1.3%
State Street Corp.	9,960	972,196	0.1%
Wells Fargo & Company	132,332	8,028,582	1.0%
OTHER SECURITIES		75,442,457	9.4%
		121,211,605
Health care - 12.3%
AbbVie, Inc.	42,478	4,108,047	0.5%
Amgen, Inc.	19,444	3,381,312	0.4%
Bristol-Myers Squibb Company	43,699	2,677,875	0.4%
Johnson & Johnson	71,541	9,995,709	1.3%
Merck & Company, Inc.	72,689	4,090,210	0.5%
Pfizer, Inc.	158,514	5,741,377	0.7%
UnitedHealth Group, Inc.	25,761	5,679,270	0.7%
OTHER SECURITIES		61,743,290	7.8%
		97,417,090
Industrials - 10.5%
3M Company	15,907	3,744,031	0.5%
General Electric Company	230,763	4,026,814	0.5%

Total Stock Market Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Industrials (continued)
Honeywell International, Inc.	20,287	$3,111,214	0.4%
The Boeing Company	15,754	4,646,012	0.6%
Union Pacific Corp.	21,331	2,860,487	0.4%
United Parcel Service, Inc.,
Class B	23,094	2,751,650	0.4%
United Technologies Corp.	21,306	2,718,006	0.4%
OTHER SECURITIES		59,660,495	7.3%
		83,518,709
Information technology - 22.1%
Alphabet, Inc., Class C (A)	18,467	19,323,869	2.4%
Apple, Inc.	137,671	23,298,063	2.9%
Cisco Systems, Inc.	133,313	5,105,888	0.7%
Facebook, Inc., Class A (A)	77,402	13,658,357	1.7%
IBM Corp.	24,838	3,810,646	0.5%
Intel Corp.	125,232	5,780,709	0.7%
Mastercard, Inc., Class A	28,388	4,296,808	0.6%
Microsoft Corp.	205,280	17,559,651	2.2%
NVIDIA Corp.	15,985	3,093,098	0.4%
Oracle Corp.	110,253	5,212,762	0.7%
Texas Instruments, Inc.	26,389	2,756,067	0.4%
Visa, Inc., Class A	55,663	6,346,695	0.8%
OTHER SECURITIES		65,044,746	8.1%
		175,287,359
Materials - 3.3%
DowDuPont, Inc.	62,097	4,422,548	0.6%
OTHER SECURITIES		21,898,939	2.7%
		26,321,487
Real estate - 3.7%		29,447,675	3.7%
Telecommunication
services - 2.0%
AT&T, Inc.	163,617	6,361,429	0.8%
Verizon Communications, Inc.	108,686	5,752,750	0.7%
OTHER SECURITIES		3,429,882	0.5%
		15,544,061
Utilities - 2.8%		22,507,290	2.8%
TOTAL COMMON STOCKS (Cost $418,065,150)		$789,964,524

PREFERRED
SECURITIES - 0.0%
Financials - 0.0%		13,274	0.0%
TOTAL PREFERRED SECURITIES (Cost $12,683)		$13,274

The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CONVERTIBLE
BONDS - 0.0%
Health care - 0.0%		$777	0.0%
TOTAL CONVERTIBLE BONDS (Cost $779)		$777

WARRANTS - 0.0%		1,202	0.0%
TOTAL WARRANTS (Cost $60,914)		$1,202

SECURITIES LENDING COLLATERAL - 1.8%
John Hancock Collateral Trust,
1.3985% (B)(C)	1,479,518	14,800,659	1.8%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $14,802,496)		$14,800,659

SHORT-TERM INVESTMENTS - 1.6%
Repurchase agreement - 1.6%
Repurchase Agreement with State
Street Corp. dated 12-29-17 at
0.540% to be repurchased at
$12,610,757 on 1-2-18,
collateralized by $10,555,000
U.S. Treasury Inflation Bonds,
1.375% due 2-15-44 (valued at
$12,863,716, including interest)	$12,610,000	12,610,000	1.6%
TOTAL SHORT-TERM INVESTMENTS
(Cost $12,610,000)		$12,610,000
Total Investments (Total Stock Market Index
Trust) (Cost $445,552,022) - 102.9%		$817,390,436	102.9%
Other assets and liabilities, net - (2.9)%		(23,178,441)	(2.9)%
TOTAL NET ASSETS - 100.0%		$794,211,995	100.0%

Total Stock Market Index Trust (continued)

Security Abbreviations and Legend

(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-17.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
Russell 2000 Index E-Mini Futures	22	Long	Mar 2018	$1,676,213	$1,690,150	$13,937
S&P 500 Index Futures	16	Long	Mar 2018	10,569,088	10,704,000	134,912
S&P MidCap 400 Index E-Mini Futures	9	Long	Mar 2018	1,698,732	1,712,160	13,428
						$162,277

*	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Utilities Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON STOCKS - 93.8%
Consumer discretionary - 4.4%
Altice USA, Inc., Class A (A)(B)	207,238	$4,399,663	1.4%
Comcast Corp., Class A	165,464	6,626,833	2.2%
NOS SGPS SA	376,021	2,471,059	0.8%
		13,497,555
Energy - 17.3%
Cheniere Energy, Inc. (A)	101,361	5,457,276	1.8%
Enbridge, Inc.	154,445	6,040,188	2.0%
Energy Transfer Partners LP (B)	229,177	4,106,852	1.3%
Enterprise Products Partners LP	287,666	7,626,026	2.5%
EQT Midstream Partners LP	62,599	4,575,987	1.5%
Plains GP Holdings LP,
Class A (A)	115,586	2,537,113	0.8%
Targa Resources Corp.	54,849	2,655,789	0.9%

Utilities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Energy (continued)
The Williams Companies, Inc.	86,737	$2,644,611	0.9%
TransCanada Corp.	102,028	4,965,850	1.6%
Williams Partners LP	68,419	2,653,289	0.9%
OTHER SECURITIES		9,446,714	3.1%
		52,709,695
Industrials - 0.8%
Covanta Holding Corp. (B)	134,367	2,270,802	0.8%
Real estate - 2.2%
American Tower Corp.	47,580	6,788,239	2.2%

The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Utilities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COMMON
STOCKS (continued)
Telecommunication
services - 13.3%
Advanced Info Service PCL	375,700	$2,200,522	0.7%
Cellnex Telecom SA (C)	156,149	3,995,135	1.3%
Com Hem Holding AB	573,562	8,769,136	2.9%
Hellenic Telecommunications
Organization SA	216,360	2,981,515	1.0%
Koninklijke KPN NV	1,121,719	3,916,235	1.3%
Mobile TeleSystems PJSC, ADR	270,582	2,757,231	0.9%
Orange SA	171,218	2,967,346	1.0%
TELUS Corp.	76,619	2,902,623	0.9%
OTHER SECURITIES		10,076,338	3.3%
		40,566,081
Utilities - 55.8%
AES Corp.	513,172	5,557,653	1.8%
American Electric Power
Company, Inc.	103,393	7,606,623	2.5%
Avangrid, Inc. (B)	61,778	3,124,731	1.0%
China Resources Gas Group, Ltd.	1,046,000	3,786,081	1.2%
Cia de Saneamento Basico do
Estado de Sao Paulo	242,600	2,510,401	0.8%
Dominion Energy, Inc.	6,425	520,811	0.2%
Duke Energy Corp.	56,529	4,754,654	1.6%
Dynegy, Inc. (A)	433,588	5,138,018	1.7%
Edison International	60,101	3,800,787	1.2%
EDP Renovaveis SA	1,604,071	13,421,661	4.4%
Emera, Inc. (B)	162,027	6,055,711	2.0%
Enel SpA (B)	1,725,652	10,611,497	3.5%
Exelon Corp.	513,911	20,253,233	6.6%
Great Plains Energy, Inc.	67,375	2,172,170	0.7%
Iberdrola SA	762,248	5,900,777	1.9%
NextEra Energy Partners LP (B)	100,375	4,327,166	1.4%
NextEra Energy, Inc.	75,509	11,793,751	3.9%
NRG Energy, Inc.	227,969	6,492,557	2.1%
NRG Yield, Inc., Class A	132,191	2,491,800	0.8%
NRG Yield, Inc., Class C	66,474	1,256,359	0.4%
PG&E Corp.	102,969	4,616,100	1.5%
PPL Corp.	360,044	11,143,362	3.6%
Public Service Enterprise
Group, Inc.	73,136	3,766,504	1.2%
Sempra Energy	27,760	2,968,099	1.0%
SSE PLC	270,846	4,815,044	1.6%
Suez	148,657	2,611,550	0.9%
The Southern Company	125,086	6,015,386	2.0%
OTHER SECURITIES		12,968,903	4.3%
		170,481,389
TOTAL COMMON STOCKS (Cost $268,408,664)		$286,313,761

Utilities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
PREFERRED
SECURITIES - 4.4%
Energy - 0.7%		$2,103,481	0.7%
Real estate - 0.7%
American Tower Corp., 5.500%	16,325	2,052,869	0.7%
Telecommunication
services - 0.0%		82,513	0.0%
Utilities - 3.0%
Dominion Energy, Inc., 6.750%	48,363	2,498,433	0.8%
Dynegy, Inc., 7.000%	14,168	1,122,389	0.4%
NextEra Energy, Inc., 6.123%	66,445	3,734,209	1.2%
NextEra Energy, Inc., 6.371%	26,778	1,863,213	0.6%
		9,218,244
TOTAL PREFERRED SECURITIES
(Cost $13,321,277)		$13,457,107

SECURITIES LENDING COLLATERAL - 6.1%
John Hancock Collateral Trust,
1.3985% (D)(E)	1,872,564	18,732,569	6.1%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $18,732,731)		$18,732,569

SHORT-TERM INVESTMENTS - 2.5%
Money market funds - 2.5%
State Street Institutional Treasury
Money Market Fund, Premier
Class, 1.1504% (D)	7,717,791	7,717,791	2.5%
TOTAL SHORT-TERM INVESTMENTS
(Cost $7,717,791)		$7,717,791
Total Investments (Utilities Trust)
(Cost $308,180,463) - 106.8%		$326,221,228	106.8%
Other assets and liabilities, net - (6.8)%		(20,868,136)	(6.8)%
TOTAL NET ASSETS - 100.0%		$305,353,092	100.0%

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 12-31-17.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
EUR	152,124	USD	177,978	Barclays Bank PLC Wholesale	1/12/2018	$4,644	—
EUR	277,885	USD	328,530	BNP Paribas SA	1/12/2018	5,068	—
EUR	321,976	USD	379,990	Citibank N.A.	1/12/2018	6,537	—
EUR	272,644	USD	322,109	Deutsche Bank AG London	1/12/2018	5,197	—
EUR	115,799	USD	136,754	JPMorgan Chase Bank N.A.	1/12/2018	2,261	—
EUR	91,353	USD	108,659	Morgan Stanley Capital Services, Inc.	1/12/2018	1,009	—
EUR	75,894	USD	89,695	State Street Bank and Trust Company	1/12/2018	1,415	—
GBP	238,409	USD	316,956	HSBC Bank USA	1/12/2018	5,021	—

The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Utilities Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
GBP	129,680	USD	170,663	JPMorgan Chase Bank N.A.	1/12/2018	$4,473	—
USD	171,626	CAD	216,437	Barclays Bank PLC Wholesale	1/12/2018	—	($597)
USD	75,835	CAD	97,161	BNP Paribas SA	1/12/2018	—	(1,479)
USD	7,177,836	CAD	9,054,357	Citibank N.A.	1/12/2018	—	(26,888)
USD	29,732	CAD	37,842	Deutsche Bank AG London	1/12/2018	—	(379)
USD	169,697	CAD	217,651	Goldman Sachs International	1/12/2018	—	(3,491)
USD	15,446	CAD	19,627	JPMorgan Chase Bank N.A.	1/12/2018	—	(172)
USD	4,543,989	CAD	5,675,715	Merrill Lynch International	1/12/2018	27,715	—
USD	79,471	CAD	101,082	Morgan Stanley Capital Services, Inc.	1/12/2018	—	(962)
USD	35,584	CAD	45,868	State Street Bank and Trust Company	1/12/2018	—	(914)
USD	455,396	EUR	390,787	BNP Paribas SA	1/12/2018	—	(13,738)
USD	16,598	EUR	13,961	Citibank N.A.	1/12/2018	—	(162)
USD	658,643	EUR	555,678	Deutsche Bank AG London	1/12/2018	—	(8,441)
USD	378,736	EUR	319,444	Goldman Sachs International	1/12/2018	—	(4,752)
USD	222,274	EUR	191,000	HSBC Bank USA	1/12/2018	—	(7,018)
USD	22,767,669	EUR	19,195,149	JPMorgan Chase Bank N.A.	1/12/2018	—	(275,840)
USD	21,058	EUR	17,675	Merrill Lynch International	1/12/2018	—	(161)
USD	406,175	EUR	342,648	Morgan Stanley Capital Services, Inc.	1/12/2018	—	(5,169)
USD	6,157,462	EUR	5,209,182	Morgan Stanley Capital Services, Inc.	1/19/2018	—	(98,583)
USD	4,249,312	GBP	3,207,265	Barclays Bank PLC Wholesale	1/12/2018	—	(82,193)
USD	198,889	GBP	150,456	Citibank N.A.	1/12/2018	—	(4,306)
						$63,340	($535,245)

Derivatives Currency Abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust

Portfolio of investments — December 31, 2017 (showing percentage of total net assets)

Certain portfolios had the following country composition as a percentage of net assets on 12-31-17:

Alpha Opportunities Trust
United States	88.7%
Canada	2.3%
Switzerland	2.2%
Ireland	2.0%
United Kingdom	1.7%
Japan	1.2%
Other countries	1.9%
Total	100.0%

Financial Industries Trust
United States	71.7%
United Kingdom	6.5%
France	3.6%
Bermuda	2.7%
Switzerland	2.6%
Denmark	2.5%
Norway	2.3%
Spain	2.3%
Sweden	1.7%
Other countries	4.1%
Total	100.0%

Mid Value Trust
United States	89.2%
Canada	2.8%
Ireland	2.7%
Bermuda	1.7%
Denmark	1.4%
Other countries	2.2%
Total	100.0%

Mutual Shares Trust
United States	78.4%
United Kingdom	7.8%
Switzerland	3.8%
Ireland	3.0%
Netherlands	2.8%
South Korea	1.6%
Bermuda	1.1%
Other countries	1.5%
Total	100.0%
Science & Technology Trust
United States	81.7%
China	4.6%
United Kingdom	3.6%
Bermuda	1.8%
Switzerland	1.6%
South Korea	1.3%
Germany	1.2%
Ireland	1.1%
Other countries	3.1%
Total	100.0%

Strategic Equity Allocation Trust
United States	67.0%
Japan	7.6%
United Kingdom	5.4%
France	3.3%
Germany	3.1%
Switzerland	3.1%
Australia	2.2%
Netherlands	1.5%
Hong Kong	1.1%
Spain	1.0%
Other countries	4.7%
Total	100.0%

Utilities Trust
United States	63.2%
Spain	7.6%
Canada	6.5%
Italy	3.5%
Sweden	2.9%
United Kingdom	2.1%
Brazil	2.0%
France	1.8%
Netherlands	1.3%
Hong Kong	1.2%
Other countries	7.9%
Total	100.0%

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2017

Assets	500 Index Trust	Alpha Opportunities Trust	American Asset Allocation Trust	American Global Growth Trust
Unaffiliated investments, at value	$5,083,974,933	$144,468,278	$1,565,465,702	$235,674,273
Affiliated investments, at value	13,013,545	—	—	—
Repurchase agreements, at value	45,020,000	3,300,000	—	—
Total investments, at value	5,142,008,478	147,768,278	1,565,465,702	235,674,273
Cash	53,233	51,720	—	39,795
Foreign currency, at value	—	6,202	—	—
Cash held at broker for futures contracts	6,420,000	—	—	—
Receivable for investments sold	5,275,911	177,096	347,850	1,693,437
Receivable for fund shares sold	—	—	—	7,890
Dividends and interest receivable	5,026,980	191,659	—	—
Receivable for securities lending income	3,885	—	—	—
Receivable due from advisor	101,207	—	—	—
Other assets	153,872	128,410	3,391	3,153
Total assets	5,159,043,566	148,323,365	1,565,816,943	237,418,548

Liabilities
Payable for futures variation margin	668,165	—	—	—
Payable for investments purchased	1,741,579	307,659	—	—
Payable for fund shares repurchased	42,241,105	64	294,174	1,693,540
Payable upon return of securities loaned	13,018,857	—	—	—
Payable to affiliates
Accounting and legal services fees	126,905	3,880	39,260	6,002
Trustees’ fees	2,675	228	1,022	262
Other liabilities and accrued expenses	304,025	100,170	28,323	19,843
Total liabilities	58,103,311	412,001	362,779	1,719,647
Net assets	$5,100,940,255	$147,911,364	$1,565,454,164	$235,698,901

Net assets consist of
Paid-in capital	$2,600,081,277	$111,399,106	$935,894,152	$190,185,454
Undistributed net investment income (loss)	15,899,558	139,872	—	—
Accumulated undistributed net realized gain (loss) on investments	14,518,032	11,722,815	123,005,977	11,588,465
Net unrealized appreciation (depreciation) on investments	2,470,441,388	24,649,571	506,554,035	33,924,982
Net assets	$5,100,940,255	$147,911,364	$1,565,454,164	$235,698,901
Unaffiliated investments, including repurchase agreements, at cost	$2,660,509,516	$123,156,904	$1,058,911,667	$201,749,291
Affiliated investments, at cost	$13,014,155	—	—	—
Foreign currency, at cost	—	$6,196	—	—
Securities loaned, unaffiliated investments, at value	$12,739,925	—	—	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$3,134,904,320	$520,840	$283,444,224	$19,104,836
Shares outstanding	97,371,191	51,489	19,828,524	1,186,729
Net asset value, offering price and redemption price per share	$32.20	$10.12	$14.29	$16.10

Series II
Net assets	$74,027,614	—	$1,141,480,631	$184,658,094
Shares outstanding	2,297,743	—	79,844,265	11,500,565
Net asset value, offering price and redemption price per share	$32.22	—	$14.30	$16.06

Series III
Net assets	—	—	$140,529,309	$31,935,971
Shares outstanding	—	—	9,829,854	1,989,196
Net asset value, offering price and redemption price per share	—	—	$14.30	$16.05

Series NAV
Net assets	$1,892,008,321	$147,390,524	—	—
Shares outstanding	58,774,664	14,550,127	—	—
Net asset value, offering price and redemption price per share	$32.19	$10.13	—	—

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2017

Assets	American Growth Trust	American Growth- Income Trust	American International Trust	Blue Chip Growth Trust
Unaffiliated investments, at value	$915,534,628	$1,091,469,859	$556,066,796	$1,796,491,738
Affiliated investments, at value	—	—	—	16,236,785
Total investments, at value	915,534,628	1,091,469,859	556,066,796	1,812,728,523
Receivable for investments sold	10,775,714	10,873,189	3,078,678	2,124,201
Receivable for fund shares sold	—	—	1,753	130,402
Dividends and interest receivable	—	—	—	493,894
Receivable for securities lending income	—	—	—	8,242
Other assets	3,276	3,303	3,209	57,756
Total assets	926,313,618	1,102,346,351	559,150,436	1,815,543,018

Liabilities
Payable for investments purchased	—	—	—	486,527
Payable for fund shares repurchased	10,745,315	10,839,179	3,060,419	849,159
Payable upon return of securities loaned	—	—	—	16,239,864
Payable to affiliates
Accounting and legal services fees	23,621	27,472	13,917	45,767
Trustees’ fees	649	755	429	1,071
Other liabilities and accrued expenses	28,770	24,094	18,217	125,944
Total liabilities	10,798,355	10,891,500	3,092,982	17,748,332
Net assets	$915,515,263	$1,091,454,851	$556,057,454	$1,797,794,686

Net assets consist of
Paid-in capital	$601,544,100	$801,132,873	$456,559,239	$741,410,440
Undistributed net investment income (loss)	—	1,241	—	848,652
Accumulated undistributed net realized gain (loss) on investments	130,943,631	104,288,829	(11,317,683)	241,495,604
Net unrealized appreciation (depreciation) on investments	183,027,532	186,031,908	110,815,898	814,039,990
Net assets	$915,515,263	$1,091,454,851	$556,057,454	$1,797,794,686
Unaffiliated investments, including repurchase agreements, at cost	$732,507,096	$905,437,951	$445,250,898	$982,451,808
Affiliated investments, at cost	—	—	—	$16,236,738
Securities loaned, unaffiliated investments, at value	—	—	—	$15,891,641

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$130,234,797	$275,354,524	$131,606,972	$323,282,028
Shares outstanding	6,457,271	15,569,263	6,000,591	9,257,965
Net asset value, offering price and redemption price per share	$20.17	$17.69	$21.93	$34.92

Series II
Net assets	$687,649,852	$593,697,667	$381,059,140	$132,349,520
Shares outstanding	34,283,456	33,676,072	17,384,050	3,880,732
Net asset value, offering price and redemption price per share	$20.06	$17.63	$21.92	$34.10

Series III
Net assets	$97,630,614	$222,402,660	$43,391,342	—
Shares outstanding	4,866,040	12,599,749	1,984,957	—
Net asset value, offering price and redemption price per share	$20.06	$17.65	$21.86	—

Series NAV
Net assets	—	—	—	$1,342,163,138
Shares outstanding	—	—	—	38,435,149
Net asset value, offering price and redemption price per share	—	—	—	$34.92

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2017

Assets	Capital Appreciation Trust	Capital Appreciation Value Trust	Emerging Markets Value Trust	Equity Income Trust
Unaffiliated investments, at value	$1,048,849,814	$400,932,007	$783,023,208	$1,811,239,503
Affiliated investments, at value	14,124,671	2,717,825	21,066,158	41,649,860
Repurchase agreements, at value	—	3,749,000	—	—
Total investments, at value	1,062,974,485	407,398,832	804,089,366	1,852,889,363
Cash	—	740	31,850	—
Foreign currency, at value	—	5	688,031	2,164
Receivable for investments sold	9,955,401	1,408,607	5,162,978	687,788
Receivable for fund shares sold	—	57,449	—	77
Dividends and interest receivable	144,465	1,237,678	828,196	3,488,940
Receivable for securities lending income	5,720	2,135	38,957	50,642
Other assets	35,532	15,767	23,913	59,047
Total assets	1,073,115,603	410,121,213	810,863,291	1,857,178,021

Liabilities
Foreign capital gains tax payable	—	—	942,577	—
Written options, at value	—	4,254,499	—	—
Payable for investments purchased	2,457,206	1,623,855	144,460	475,286
Line of credit payable	—	—	5,500,000	—
Payable for fund shares repurchased	205,575	443,547	2,965,496	1,308,003
Payable upon return of securities loaned	14,130,950	2,718,825	21,061,825	41,667,914
Payable to affiliates
Accounting and legal services fees	26,917	10,085	21,268	44,931
Trustees’ fees	694	362	538	1,182
Other liabilities and accrued expenses	82,331	46,498	180,535	131,215
Total liabilities	16,903,673	9,097,671	30,816,699	43,628,531
Net assets	$1,056,211,930	$401,023,542	$780,046,592	$1,813,549,490

Net assets consist of
Paid-in capital	$552,014,691	$324,007,301	$732,311,521	$1,160,437,753
Undistributed net investment income (loss)	574,490	779,809	1,640,095	6,447,195
Accumulated undistributed net realized gain (loss) on investments	178,333,571	26,964,345	(57,182,733)	207,702,380
Net unrealized appreciation (depreciation) on investments	325,289,178	49,272,087	103,277,709	438,962,162
Net assets	$1,056,211,930	$401,023,542	$780,046,592	$1,813,549,490
Unaffiliated investments, including repurchase agreements, at cost	$723,561,939	$352,342,330	$678,810,093	$1,372,288,930
Affiliated investments, at cost	$14,126,371	$2,717,844	$21,067,242	$41,650,759
Foreign currency, at cost	—	$5	$684,983	$2,166
Premiums received on written options	—	$1,187,469	—	—
Securities loaned, unaffiliated investments, at value	$13,830,657	$2,645,065	$20,309,023	$39,741,335

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$192,275,890	$4,018,285	$8,303,708	$276,434,777
Shares outstanding	13,129,107	335,378	781,334	15,798,690
Net asset value, offering price and redemption price per share	$14.65	$11.98	$10.63	$17.50

Series II
Net assets	$66,226,932	$304,677,878	$47,738,697	$144,568,836
Shares outstanding	4,676,235	25,527,170	4,491,896	8,298,889
Net asset value, offering price and redemption price per share	$14.16	$11.94	$10.63	$17.42

Series NAV
Net assets	$797,709,108	$92,327,379	$724,004,187	$1,392,545,877
Shares outstanding	54,360,048	7,722,981	68,226,965	79,943,162
Net asset value, offering price and redemption price per share	$14.67	$11.95	$10.61	$17.42

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2017

Assets	Financial Industries Trust	Fundamental All Cap Core Trust	Fundamental Large Cap Value Trust	Global Trust
Unaffiliated investments, at value	$235,813,552	$1,883,649,907	$823,769,352	$238,841,710
Affiliated investments, at value	104,265	—	—	10,048,267
Repurchase agreements, at value	1,372,000	4,929,000	1,494,000	—
Total investments, at value	237,289,817	1,888,578,907	825,263,352	248,889,977
Cash	764	820	876	754,728
Foreign currency, at value	25,732	—	166,698	—
Receivable for fund shares sold	114,993	—	5,617	247,041
Dividends and interest receivable	284,250	1,529,873	879,550	238,668
Receivable for securities lending income	292	—	—	8,218
Other assets	10,090	58,457	28,748	230,450
Total assets	237,725,938	1,890,168,057	826,344,841	250,369,082

Liabilities
Foreign capital gains tax payable	—	—	—	12,223
Payable for investments purchased	29,401	—	12	5,225
Payable for fund shares repurchased	905,905	1,371,694	3,985,854	49,133
Payable upon return of securities loaned	104,832	—	—	10,039,278
Payable to affiliates
Accounting and legal services fees	5,643	47,330	20,103	6,452
Trustees’ fees	255	1,078	634	278
Other liabilities and accrued expenses	29,063	127,154	68,129	50,201
Total liabilities	1,075,099	1,547,256	4,074,732	10,162,790
Net assets	$236,650,839	$1,888,620,801	$822,270,109	$240,206,292

Net assets consist of
Paid-in capital	$179,193,112	$1,183,686,647	$674,818,256	$220,461,489
Undistributed net investment income (loss)	587,134	2,999,124	1,688,371	415,919
Accumulated undistributed net realized gain (loss) on investments	13,385,430	235,048,504	(101,584)	(13,775,997)
Net unrealized appreciation (depreciation) on investments	43,485,163	466,886,526	145,865,066	33,104,881
Net assets	$236,650,839	$1,888,620,801	$822,270,109	$240,206,292
Unaffiliated investments, including repurchase agreements, at cost	$193,705,454	$1,421,700,524	$679,398,536	$205,729,313
Affiliated investments, at cost	$104,264	—	—	$10,048,394
Foreign currency, at cost	$25,749	—	$166,436	—
Securities loaned, unaffiliated investments, at value	$101,860	—	—	$9,749,853

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$169,514,332	$172,217,292	$524,954,655	$148,013,230
Shares outstanding	11,308,784	6,667,371	24,575,534	6,750,323
Net asset value, offering price and redemption price per share	$14.99	$25.83	$21.36	$21.93

Series II
Net assets	$19,483,993	$53,939,911	$205,065,840	$44,417,155
Shares outstanding	1,309,088	2,093,163	9,533,906	2,034,399
Net asset value, offering price and redemption price per share	$14.88	$25.77	$21.51	$21.83

Series NAV
Net assets	$47,652,514	$1,662,463,598	$92,249,614	$47,775,907
Shares outstanding	3,187,298	64,049,946	4,317,036	2,181,359
Net asset value, offering price and redemption price per share	$14.95	$25.96	$21.37	$21.90

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2017

Assets	Health Sciences Trust	International Equity Index Trust	International Growth Stock Trust	International Small Company Trust
Unaffiliated investments, at value	$288,393,732	$783,501,205	$396,555,640	$149,823,531
Affiliated investments, at value	—	23,925,657	—	11,720,683
Total investments, at value	288,393,732	807,426,862	396,555,640	161,544,214
Receivable for futures variation margin	—	44,873	—	90
Cash	2,688	893	—	755,833
Foreign currency, at value	—	8,155,531	191,879	480,537
Cash held at broker for futures contracts	—	1,812,092	—	6,390
Receivable for investments sold	1,332,031	—	—	325,094
Receivable for fund shares sold	100,768	—	3,148	390,802
Dividends and interest receivable	132,540	1,324,399	778,348	195,607
Receivable for securities lending income	—	23,483	—	20,574
Receivable due from advisor	—	19,905	—	—
Other assets	12,113	26,082	15,282	384,716
Total assets	289,973,872	818,834,120	397,544,297	164,103,857

Liabilities
Foreign capital gains tax payable	—	95,339	—	—
Payable for investments purchased	428,012	—	1,025,801	59,797
Payable for fund shares repurchased	128,059	1,838,522	854,721	—
Payable upon return of securities loaned	—	22,446,992	—	11,725,932
Payable to affiliates
Accounting and legal services fees	7,184	21,681	10,812	4,057
Trustees’ fees	293	494	358	203
Other liabilities and accrued expenses	34,142	158,223	70,479	79,261
Total liabilities	597,690	24,561,251	1,962,171	11,869,250
Net assets	$289,376,182	$794,272,869	$395,582,126	$152,234,607

Net assets consist of
Paid-in capital	$200,589,323	$581,267,419	$300,848,298	$132,930,504
Undistributed net investment income (loss)	(762,323)	2,030,804	1,052,276	259,630
Accumulated undistributed net realized gain (loss) on investments	28,551,660	(6,258,964)	9,148,861	(6,928,993)
Net unrealized appreciation (depreciation) on investments	60,997,522	217,233,610	84,532,691	25,973,466
Net assets	$289,376,182	$794,272,869	$395,582,126	$152,234,607
Unaffiliated investments, including repurchase agreements, at cost	$227,396,902	$567,132,726	$312,039,994	$123,862,413
Affiliated investments, at cost	—	$23,790,584	—	$11,722,281
Foreign currency, at cost	—	$8,113,640	$193,243	$477,355
Securities loaned, unaffiliated investments, at value	—	$20,632,815	—	$11,058,890

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$106,800,646	$398,817,318	$6,032,048	$38,355,141
Shares outstanding	4,266,863	21,624,867	325,109	2,404,775
Net asset value, offering price and redemption price per share	$25.03	$18.44	$18.55	$15.95

Series II
Net assets	$75,029,620	$18,313,549	$19,571,224	$20,527,004
Shares outstanding	3,225,423	991,804	1,054,319	1,288,800
Net asset value, offering price and redemption price per share	$23.26	$18.46	$18.56	$15.93

Series NAV
Net assets	$107,545,916	$377,142,002	$369,978,854	$93,352,462
Shares outstanding	4,239,688	20,455,571	19,932,228	5,849,902
Net asset value, offering price and redemption price per share	$25.37	$18.44	$18.56	$15.96

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2017

Assets	International Value Trust	Lifestyle Aggressive Portfolio	Lifestyle Balanced Portfolio	Lifestyle Conservative Portfolio
Unaffiliated investments, at value	$864,961,223	$5,272,621	—	$6,630
Affiliated investments, at value	36,040,255	24,687,268	$1,059,975,550	181,123,756
Total investments, at value	901,001,478	29,959,889	1,059,975,550	181,130,386
Cash	1,692,678	—	—	—
Foreign currency, at value	28,352	—	—	—
Receivable for investments sold	51,464	4,138	—	41,249
Receivable for fund shares sold	27,412	—	682,255	—
Dividends and interest receivable	1,981,024	5	—	—
Receivable for securities lending income	19,350	—	—	—
Receivable due from advisor	—	634	—	924
Other assets	1,065,946	3,115	3,296	3,145
Total assets	905,867,704	29,967,781	1,060,661,101	181,175,704

Liabilities
Payable for investments purchased	98,772	912	663,857	—
Payable for fund shares repurchased	1,223,389	12,073	3,310	38,588
Payable upon return of securities loaned	36,024,668	—	—	—
Payable to affiliates
Accounting and legal services fees	23,504	737	26,387	4,554
Trustees’ fees	689	152	721	248
Other liabilities and accrued expenses	132,620	19,035	27,251	19,752
Total liabilities	37,503,642	32,909	721,526	63,142
Net assets	$868,364,062	$29,934,872	$1,059,939,575	$181,112,562

Net assets consist of
Paid-in capital	$777,768,238	$24,902,840	$970,824,813	$176,943,498
Undistributed net investment income (loss)	1,157,627	—	—	—
Accumulated undistributed net realized gain (loss) on investments	(19,792,447)	612,914	14,742,007	839,077
Net unrealized appreciation (depreciation) on investments	109,230,644	4,419,118	74,372,755	3,329,987
Net assets	$868,364,062	$29,934,872	$1,059,939,575	$181,112,562
Unaffiliated investments, including repurchase agreements, at cost	$755,798,084	$4,363,411	—	$6,630
Affiliated investments, at cost	$36,041,411	$21,177,360	$985,602,795	$177,793,769
Foreign currency, at cost	$28,352	—	—	—
Securities loaned, unaffiliated investments, at value	$33,824,203	—	—	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$112,649,700	$3,618,853	$34,626,905	$11,628,086
Shares outstanding	7,859,021	238,967	2,311,500	868,313
Net asset value, offering price and redemption price per share	$14.33	$15.14	$14.98	$13.39

Series II
Net assets	$69,349,237	$19,636,582	$942,193,065	$165,774,932
Shares outstanding	4,843,581	1,297,029	62,774,799	12,363,007
Net asset value, offering price and redemption price per share	$14.32	$15.14	$15.01	$13.41

Series NAV
Net assets	$686,365,125	$6,679,437	$83,119,605	$3,709,544
Shares outstanding	48,251,111	441,230	5,553,527	277,223
Net asset value, offering price and redemption price per share	$14.22	$15.14	$14.97	$13.38

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2017

Assets	Lifestyle Growth Portfolio	Lifestyle Moderate Portfolio	Mid Cap Index Trust	Mid Cap Stock Trust
Unaffiliated investments, at value	$1,001,658	$8,009	$1,558,255,813	$747,254,884
Affiliated investments, at value	7,043,177,121	325,606,230	42,118,587	69,387,234
Repurchase agreements, at value	—	—	20,630,000	8,400,000
Total investments, at value	7,044,178,779	325,614,239	1,621,004,400	825,042,118
Cash	—	—	2,637	2,468
Cash held at broker for futures contracts	—	—	1,546,000	—
Receivable for investments sold	3,929,485	62,785	1,125,944	5,699,478
Receivable for fund shares sold	79,899	25	—	—
Dividends and interest receivable	155,261	—	2,201,706	63,643
Receivable for securities lending income	—	—	38,653	23,232
Receivable due from advisor	—	1,377	—	—
Other assets	3,649	3,169	36,431	901,016
Total assets	7,048,347,073	325,681,595	1,625,955,771	831,731,955

Liabilities
Payable for futures variation margin	—	—	176,732	—
Payable for investments purchased	—	—	3,701,783	10,104,154
Payable for fund shares repurchased	3,906,288	58,095	14,870,494	884,283
Payable upon return of securities loaned	—	—	42,133,733	69,397,788
Payable to affiliates
Accounting and legal services fees	159,518	8,148	38,560	19,201
Trustees’ fees	1,899	323	757	540
Other liabilities and accrued expenses	56,825	20,935	102,395	60,236
Total liabilities	4,124,530	87,501	61,024,454	80,466,202
Net assets	$7,044,222,543	$325,594,094	$1,564,931,317	$751,265,753

Net assets consist of
Paid-in capital	$6,221,391,049	$304,388,045	$1,108,026,717	$518,723,423
Undistributed net investment income (loss)	—	—	8,810,211	2,537
Accumulated undistributed net realized gain (loss) on investments	77,748,290	3,910,486	98,754,466	79,947,799
Net unrealized appreciation (depreciation) on investments	745,083,204	17,295,563	349,339,923	152,591,994
Net assets	$7,044,222,543	$325,594,094	$1,564,931,317	$751,265,753
Unaffiliated investments, including repurchase agreements, at cost	$783,880	$8,009	$1,229,730,180	$603,329,795
Affiliated investments, at cost	$6,298,314,828	$308,310,667	$42,120,762	$69,388,994
Securities loaned, unaffiliated investments, at value	—	—	$41,263,339	$67,637,019

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$242,113,874	$10,935,005	$1,277,097,313	$166,103,449
Shares outstanding	14,755,880	757,102	55,522,716	9,323,157
Net asset value, offering price and redemption price per share	$16.41	$14.44	$23.00	$17.82

Series II
Net assets	$6,455,971,013	$294,946,309	$89,690,210	$84,597,059
Shares outstanding	393,038,758	20,381,548	3,917,463	5,014,172
Net asset value, offering price and redemption price per share	$16.43	$14.47	$22.89	$16.87

Series NAV
Net assets	$346,137,656	$19,712,780	$198,143,794	$500,565,245
Shares outstanding	21,107,006	1,365,321	8,615,499	27,768,811
Net asset value, offering price and redemption price per share	$16.40	$14.44	$23.00	$18.03

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2017

Assets	Mid Value Trust	Mutual Shares Trust	Real Estate Securities Trust	Science & Technology Trust
Unaffiliated investments, at value	$808,755,283	$169,778,076	$375,063,182	$707,645,354
Affiliated investments, at value	45,176,103	2,715,496	1,269,066	25,351,670
Repurchase agreements, at value	—	—	—	16,815,000
Total investments, at value	853,931,386	172,493,572	376,332,248	749,812,024
Unrealized appreciation on forward foreign currency contracts	—	4,495	—	—
Cash	—	57,800	—	351
Foreign currency, at value	30,464	49,163	—	650,130
Receivable for investments sold	3,242,908	29,802	2,626,822	3,305,954
Receivable for fund shares sold	—	1,862,118	—	36,553
Dividends and interest receivable	738,692	430,088	1,945,505	172,676
Receivable for securities lending income	18,827	864	320	11,110
Other assets	28,414	8,436	14,958	23,745
Total assets	857,990,691	174,936,338	380,919,853	754,012,543

Liabilities
Unrealized depreciation on forward foreign currency contracts	—	381,378	—	—
Payable for investments purchased	1,596,127	—	3,583,344	4,536,098
Payable for fund shares repurchased	2,834,956	—	504,347	5,296,530
Payable upon return of securities loaned	45,180,856	2,715,788	1,269,082	25,363,262
Payable to affiliates
Accounting and legal services fees	20,090	4,158	9,438	19,011
Trustees’ fees	619	241	365	449
Other liabilities and accrued expenses	68,892	30,298	44,827	54,272
Total liabilities	49,701,540	3,131,863	5,411,403	35,269,622
Net assets	$808,289,151	$171,804,475	$375,508,450	$718,742,921

Net assets consist of
Paid-in capital	$606,177,156	$145,869,026	$358,222,376	$479,342,686
Undistributed net investment income (loss)	2,535,913	681,365	6,017,829	—
Accumulated undistributed net realized gain (loss) on investments	50,693,752	5,138,208	(3,017,528)	114,502,336
Net unrealized appreciation (depreciation) on investments	148,882,330	20,115,876	14,285,773	124,897,899
Net assets	$808,289,151	$171,804,475	$375,508,450	$718,742,921
Unaffiliated investments, including repurchase agreements, at cost	$659,873,814	$149,291,122	$360,777,399	$599,600,096
Affiliated investments, at cost	$45,179,107	$2,715,478	$1,269,076	$25,352,453
Foreign currency, at cost	$30,562	$48,791	—	$617,573
Securities loaned, unaffiliated investments, at value	$43,679,555	$2,621,776	$1,243,014	$24,726,749

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$312,077,021	$171,804,475	$77,100,612	$617,086,400
Shares outstanding	26,905,708	25,752,331	3,911,686	20,590,452
Net asset value, offering price and redemption price per share	$11.60	$6.67	$19.71	$29.97

Series II
Net assets	$62,108,714	—	$44,887,367	$53,169,693
Shares outstanding	5,349,428	—	2,274,332	1,846,508
Net asset value, offering price and redemption price per share	$11.61	—	$19.74	$28.79

Series NAV
Net assets	$434,103,416	—	$253,520,471	$48,486,828
Shares outstanding	37,635,905	—	12,942,860	1,602,526
Net asset value, offering price and redemption price per share	$11.53	—	$19.59	$30.26

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2017

Assets	Small Cap Growth Trust	Small Cap Index Trust	Small Cap Opportunities Trust	Small Cap Value Trust
Unaffiliated investments, at value	$443,913,079	$585,220,166	$163,717,774	$632,937,022
Affiliated investments, at value	47,491,780	40,000,232	3,818,497	25,819,747
Repurchase agreements, at value	13,500,000	14,820,000	—	26,800,000
Total investments, at value	504,904,859	640,040,398	167,536,271	685,556,769
Cash	87,573	158,492	—	115,929
Foreign currency, at value	11	—	—	24
Cash held at broker for futures contracts	—	1,124,000	—	—
Receivable for investments sold	1,535,812	950	368,754	1,249
Receivable for fund shares sold	52,209	—	102,598	—
Dividends and interest receivable	285,279	821,863	192,646	1,008,718
Receivable for securities lending income	24,852	65,214	4,793	25,118
Other assets	293,262	20,565	9,864	22,690
Total assets	507,183,857	642,231,482	168,214,926	686,730,497

Liabilities
Payable for futures variation margin	—	140,910	—	—
Due to custodian	—	—	331	—
Payable for investments purchased	3,164,927	—	74,948	942,535
Payable for fund shares repurchased	1,438,879	6,550,295	12,601	3,484,834
Payable upon return of securities loaned	47,507,481	39,971,804	3,819,846	25,820,860
Payable to affiliates
Accounting and legal services fees	10,578	14,732	5,496	15,866
Trustees’ fees	358	442	266	549
Other liabilities and accrued expenses	39,405	50,524	32,087	60,364
Total liabilities	52,161,628	46,728,707	3,945,575	30,325,008
Net assets	$455,022,229	$595,502,775	$164,269,351	$656,405,489

Net assets consist of
Paid-in capital	$352,490,148	$376,390,140	$106,417,694	$456,354,705
Undistributed net investment income (loss)	—	4,079,107	557,162	2,468,144
Accumulated undistributed net realized gain (loss) on investments	26,720,886	32,455,218	30,489,770	63,845,714
Net unrealized appreciation (depreciation) on investments	75,811,195	182,578,310	26,804,725	133,736,926
Net assets	$455,022,229	$595,502,775	$164,269,351	$656,405,489
Unaffiliated investments, including repurchase agreements, at cost	$381,727,323	$417,551,986	$136,912,793	$525,996,318
Affiliated investments, at cost	$47,496,935	$40,006,328	$3,818,762	$25,823,451
Foreign currency, at cost	$11	—	—	$24
Securities loaned, unaffiliated investments, at value	$46,345,067	$39,077,882	$3,733,766	$24,907,367

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$88,895,290	$416,019,970	$97,120,194	$308,864,368
Shares outstanding	8,772,512	25,863,121	3,033,634	15,255,309
Net asset value, offering price and redemption price per share	$10.13	$16.09	$32.01	$20.25

Series II
Net assets	$30,904,587	$42,311,194	$38,556,760	$35,232,072
Shares outstanding	3,200,748	2,644,429	1,224,799	1,750,160
Net asset value, offering price and redemption price per share	$9.66	$16.00	$31.48	$20.13

Series NAV
Net assets	$335,222,352	$137,171,611	$28,592,397	$312,309,049
Shares outstanding	32,720,230	8,518,781	897,850	15,475,132
Net asset value, offering price and redemption price per share	$10.25	$16.10	$31.85	$20.18

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2017

Assets	Small Company Value Trust	Strategic Equity Allocation Trust	Total Stock Market Index Trust	Utilities Trust
Unaffiliated investments, at value	$297,975,594	$11,300,789,074	$789,979,777	$307,488,659
Affiliated investments, at value	8,094,989	102,993,890	14,800,659	18,732,569
Repurchase agreements, at value	—	127,840,000	12,610,000	—
Total investments, at value	306,070,583	11,531,622,964	817,390,436	326,221,228
Unrealized appreciation on forward foreign currency contracts	—	—	—	63,340
Cash	—	712,466	46,981	—
Foreign currency, at value	—	3,201,234	100,903	—
Cash held at broker for futures contracts	—	19,300,000	825,000	—
Receivable for investments sold	—	26,392,973	644,058	43,934
Receivable for fund shares sold	—	—	77,765	23,923
Dividends and interest receivable	518,021	16,516,521	827,642	609,069
Receivable for securities lending income	4,567	194,234	22,336	9,938
Other assets	11,653	362,671	27,500	13,569
Total assets	306,604,824	11,598,303,063	819,962,621	326,985,001

Liabilities
Payable for futures variation margin	—	885,102	63,650	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	535,245
Foreign currency overdraft, at value	—	—	—	11,007
Payable for investments purchased	12,742	4,148,967	212,562	—
Payable for fund shares repurchased	175,586	4,293,083	10,581,548	2,288,036
Payable upon return of securities loaned	8,097,449	103,105,217	14,806,650	18,748,987
Payable to affiliates
Accounting and legal services fees	7,047	286,553	19,937	7,835
Trustees’ fees	301	6,610	630	325
Other liabilities and accrued expenses	31,279	995,379	65,649	40,474
Total liabilities	8,324,404	113,720,911	25,750,626	21,631,909
Net assets	$298,280,420	$11,484,582,152	$794,211,995	$305,353,092

Net assets consist of
Paid-in capital	$176,054,936	$7,006,793,012	$399,212,407	$288,327,028
Undistributed net investment income (loss)	983,925	38,357,161	2,830,954	3,510,262
Accumulated undistributed net realized gain (loss) on investments	20,952,233	362,814,535	20,162,493	(4,054,128)
Net unrealized appreciation (depreciation) on investments	100,289,326	4,076,617,444	372,006,141	17,569,930
Net assets	$298,280,420	$11,484,582,152	$794,211,995	$305,353,092
Unaffiliated investments, including repurchase agreements, at cost	$197,686,007	$7,354,380,486	$430,749,526	$289,447,732
Affiliated investments, at cost	$8,095,250	$103,001,727	$14,802,496	$18,732,731
Foreign currency, at cost	—	$3,163,808	$99,350	—
Securities loaned, unaffiliated investments, at value	$7,848,979	$99,513,949	$14,480,837	$17,935,968

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$66,077,456	—	$584,346,754	$260,271,423
Shares outstanding	3,167,505	—	26,099,412	18,434,035
Net asset value, offering price and redemption price per share	$20.86	—	$22.39	$14.12

Series II
Net assets	$54,621,955	—	$45,059,457	$14,599,234
Shares outstanding	2,673,087	—	2,019,797	1,044,878
Net asset value, offering price and redemption price per share	$20.43	—	$22.31	$13.97

Series NAV
Net assets	$177,581,009	$11,484,582,152	$164,805,784	$30,482,435
Shares outstanding	8,534,117	577,813,251	7,362,559	2,161,926
Net asset value, offering price and redemption price per share	$20.81	$19.88	$22.38	$14.10

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — December 31, 2017

Investment income	500 Index Trust	Alpha Opportunities Trust	American Asset Allocation Trust	American Global Growth Trust
Dividends	$93,082,044	$2,058,953	$26,939,344	$2,013,497
Interest	799,974	40,553	—	—
Securities lending	103,132	—	—	—
Less foreign taxes withheld	—	(21,630)	—	—
Total investment income	93,985,150	2,077,876	26,939,344	2,013,497

Expenses
Investment management fees	21,726,012	1,428,721	—	—
Series I distribution and service fees	1,439,002	249	1,611,062	97,231
Series II distribution and service fees	171,634	—	8,645,428	1,353,044
Series III distribution and service fees	—	—	351,161	81,064
Accounting and legal services fees	753,448	26,218	251,611	36,843
Professional fees	106,462	98,475	51,672	29,607
Printing and postage	135,214	13,062	48,579	23,576
Custodian fees	556,082	17,337	9,706	11,701
Trustees’ fees	73,319	2,567	25,212	4,176
Other	83,353	12,573	20,627	7,273
Total expenses before reductions	25,044,526	1,599,202	11,015,058	1,644,515
Less expense reductions	(11,652,310)	(55,815)	(817,849)	(162,854)
Net expenses	13,392,216	1,543,387	10,197,209	1,481,661
Net investment income (loss)	80,592,934	534,489	16,742,135	531,836

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	53,160,649	15,632,190	98,156,194	8,470,051
Affiliated investments	(4,503)	—	—	—
Capital gain distributions received from unaffiliated funds	—	—	70,363,947	6,848,816
Futures contracts	27,939,526	—	—	—
	81,095,672	15,632,190	168,520,141	15,318,867

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	752,111,770	7,785,191	42,794,004	44,945,407
Affiliated investments	(96)	—	—	—
Futures contracts	2,655,128	—	—	—
	754,766,802	7,785,191	42,794,004	44,945,407
Net realized and unrealized gain (loss)	835,862,474	23,417,381	211,314,145	60,264,274

Increase (decrease) in net assets from operations	$916,455,408	$23,951,870	$228,056,280	$60,796,110

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — December 31, 2017

Investment income	American Growth Trust	American Growth-Income Trust	American International Trust	Blue Chip Growth Trust
Dividends	$6,583,702	$17,069,648	$7,782,353	$13,495,586
Interest	—	—	—	69,719
Securities lending	—	—	—	148,629
Less foreign taxes withheld	—	—	—	(5,337)
Total investment income	6,583,702	17,069,648	7,782,353	13,708,597

Expenses
Investment management fees	—	—	—	13,121,676
Series I distribution and service fees	742,658	1,572,229	662,758	151,722
Series II distribution and service fees	5,166,032	4,455,805	2,849,668	320,968
Series III distribution and service fees	246,264	558,616	109,109	—
Accounting and legal services fees	147,119	174,090	86,230	276,392
Professional fees	38,409	41,013	32,398	66,939
Printing and postage	50,825	38,278	20,950	67,706
Custodian fees	11,701	11,361	11,701	202,049
Trustees’ fees	14,871	17,664	8,916	27,087
Other	14,112	15,903	10,327	35,839
Total expenses before reductions	6,431,991	6,884,959	3,792,057	14,270,378
Less expense reductions	(693,576)	(503,128)	(119,179)	(628,685)
Net expenses	5,738,415	6,381,831	3,672,878	13,641,693
Net investment income (loss)	845,287	10,687,817	4,109,475	66,904

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	96,811,656	74,893,320	23,567,008	245,138,378
Affiliated investments	—	—	—	(7,136)
Capital gain distributions received from unaffiliated funds	86,701,137	68,446,831	6,243,510	—
	183,512,793	143,340,151	29,810,518	245,131,242

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	37,851,598	60,711,416	110,883,816	281,481,587
Affiliated investments	—	—	—	593
	37,851,598	60,711,416	110,883,816	281,482,180
Net realized and unrealized gain (loss)	221,364,391	204,051,567	140,694,334	526,613,422

Increase (decrease) in net assets from operations	$222,209,678	$214,739,384	$144,803,809	$526,680,326

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — December 31, 2017

Investment income	Capital Appreciation Trust	Capital Appreciation Value Trust	Emerging Markets Value Trust	Equity Income Trust
Dividends	$8,300,547	$4,153,944	$19,854,692	$47,760,602
Interest	37,893	3,845,170	61,662	534,632
Securities lending	104,711	22,297	374,672	247,355
Less foreign taxes withheld	(65,330)	(35,058)	(2,187,441)	(544,526)
Total investment income	8,377,821	7,986,353	18,103,585	47,998,063

Expenses
Investment management fees	7,167,665	3,241,370	6,342,511	13,048,224
Series I distribution and service fees	91,479	2,130	2,029	135,780
Series II distribution and service fees	162,488	770,888	21,226	361,568
Accounting and legal services fees	163,887	64,265	109,348	288,879
Professional fees	59,725	62,713	92,584	71,409
Printing and postage	32,822	17,335	26,110	63,944
Custodian fees	132,163	57,164	530,364	227,322
Trustees’ fees	16,359	6,931	10,446	29,451
Other	42,149	17,213	36,662	49,160
Total expenses before reductions	7,868,737	4,240,009	7,171,280	14,275,737
Less expense reductions	(82,380)	(163,109)	(53,897)	(594,232)
Net expenses	7,786,357	4,076,900	7,117,383	13,681,505
Net investment income (loss)	591,464	3,909,453	10,986,202	34,316,558

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	181,341,306	28,140,216	16,249,023	217,669,295
Affiliated investments	2,742	(945)	(5,312)	(13,955)
Futures contracts	—	—	30,916	(10,030)
Written options	—	670,177	—	—
	181,344,048	28,809,448	16,274,627	217,645,310

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	133,592,405	26,087,379	159,689,825	21,219,925
Affiliated investments	(1,117)	—	(289)	(790)
Written options	—	(3,126,872)	—	—
	133,591,288	22,960,507	159,689,536	21,219,135
Net realized and unrealized gain (loss)	314,935,336	51,769,955	175,964,163	238,864,445

Increase (decrease) in net assets from operations	$315,526,800	$55,679,408	$186,950,365	$273,181,003

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — December 31, 2017

Investment income	Financial Industries Trust	Fundamental All Cap Core Trust	Fundamental Large Cap Value Trust	Global Trust
Dividends	$4,482,632	$21,651,097	$15,987,927	$6,158,045
Non-cash dividends	—	—	—	828,071
Interest	203,598	191,820	72,529	223,003
Securities lending	6,039	—	—	78,412
Less foreign taxes withheld	(87,663)	(563,181)	(295,579)	(377,551)
Total investment income	4,604,606	21,279,736	15,764,877	6,909,980

Expenses
Investment management fees	1,700,641	11,774,107	5,324,801	1,916,526
Series I distribution and service fees	82,544	80,427	266,170	73,128
Series II distribution and service fees	49,396	129,201	511,369	109,132
Accounting and legal services fees	35,550	280,485	139,922	40,418
Professional fees	44,129	67,599	53,141	59,898
Printing and postage	13,486	58,717	28,332	11,297
Custodian fees	34,133	208,455	89,277	95,317
Trustees’ fees	4,137	27,477	13,363	3,994
Other	12,720	36,302	21,187	12,393
Total expenses before reductions	1,976,736	12,662,770	6,447,562	2,322,103
Less expense reductions	(18,032)	(141,166)	(91,251)	(54,627)
Net expenses	1,958,704	12,521,604	6,356,311	2,267,476
Net investment income (loss)	2,645,902	8,758,132	9,408,566	4,642,504

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	17,906,145	233,629,010	47,235,599	13,951,197
Affiliated investments	(576)	—	—	(2,291)
	17,905,569	233,629,010	47,235,599	13,948,906

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	10,348,165	183,524,671	75,323,601	22,111,512
Affiliated investments	1	—	—	(9)
	10,348,166	183,524,671	75,323,601	22,111,503
Net realized and unrealized gain (loss)	28,253,735	417,153,681	122,559,200	36,060,409

Increase (decrease) in net assets from operations	$30,899,637	$425,911,813	$131,967,766	$40,702,913

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — December 31, 2017

Investment income	Health Sciences Trust	International Equity Index Trust	International Growth Stock Trust	International Small Company Trust
Dividends	$2,239,796	$20,590,371	$9,276,222	$3,361,480
Interest	19,475	108,052	212,088	10,666
Securities lending	—	245,401	—	234,802
Less foreign taxes withheld	(29,012)	(1,983,868)	(681,868)	(266,374)
Total investment income	2,230,259	18,959,956	8,806,442	3,340,574

Expenses
Investment management fees	2,968,264	3,705,965	3,042,531	1,240,652
Series I distribution and service fees	52,128	172,082	2,641	17,362
Series II distribution and service fees	191,315	41,549	47,568	48,197
Accounting and legal services fees	45,625	113,465	63,020	21,265
Professional fees	60,704	86,885	69,508	53,487
Printing and postage	12,928	29,007	15,273	9,605
Custodian fees	41,109	385,161	165,960	136,419
Trustees’ fees	5,033	10,730	6,458	2,544
Other	14,105	29,893	16,180	9,575
Total expenses before reductions	3,391,211	4,574,737	3,429,139	1,539,106
Less expense reductions	(176,326)	(1,993,011)	(31,156)	(10,588)
Net expenses	3,214,885	2,581,726	3,397,983	1,528,518
Net investment income (loss)	(984,626)	16,378,230	5,408,459	1,812,056

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	29,357,365	1,721,699	11,601,306	6,536,257
Affiliated investments	—	(8,489)	—	(1,926)
Futures contracts	—	3,587,785	—	—
Written options	37,430	—	—	—
	29,394,795	5,300,995	11,601,306	6,534,331

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	39,160,688	141,367,441	59,254,311	25,029,127
Affiliated investments	—	207,151	—	(1,381)
Futures contracts	—	855,973	—	6,480
Written options	(37,117)	—	—	—
	39,123,571	142,430,565	59,254,311	25,034,226
Net realized and unrealized gain (loss)	68,518,366	147,731,560	70,855,617	31,568,557

Increase (decrease) in net assets from operations	$67,533,740	$164,109,790	$76,264,076	$33,380,613

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — December 31, 2017

Investment income	International Value Trust	Lifestyle Aggressive Portfolio	Lifestyle Balanced Portfolio	Lifestyle Conservative Portfolio
Dividends	$25,704,253	$98,701	—	—
Income distributions received from affiliated funds	—	415,482	$23,812,036	$4,756,011
Interest	141,159	36	—	5
Securities lending	406,887	—	—	—
Less foreign taxes withheld	(2,213,583)	—	—	—
Total investment income	24,038,716	514,219	23,812,036	4,756,016

Expenses
Investment management fees	6,973,867	33,645	425,903	76,250
Series I distribution and service fees	57,011	1,988	15,425	4,900
Series II distribution and service fees	179,886	47,180	2,328,625	431,872
Accounting and legal services fees	144,043	4,486	166,696	30,054
Professional fees	69,184	43,579	61,009	47,461
Printing and postage	37,554	12,093	65,636	21,016
Custodian fees	364,710	11,701	11,429	11,701
Trustees’ fees	14,231	1,089	16,947	3,649
Other	26,337	5,572	14,170	7,271
Total expenses before reductions	7,866,823	161,333	3,105,840	634,174
Less expense reductions	(70,426)	(67,271)	(51,769)	(56,104)
Net expenses	7,796,397	94,062	3,054,071	578,070
Net investment income (loss)	16,242,319	420,157	20,757,965	4,177,946

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(6,465,238)	128,802	—	—
Affiliated investments	(12,125)	299,010	8,021,905	1,024,941
Capital gain distributions received from affiliated funds	—	324,128	7,374,805	534,852
	(6,477,363)	751,940	15,396,710	1,559,793

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	129,941,573	793,402	—	—
Affiliated investments	(259)	3,502,319	82,247,229	6,436,995
	129,941,314	4,295,721	82,247,229	6,436,995
Net realized and unrealized gain (loss)	123,463,951	5,047,661	97,643,939	7,996,788

Increase (decrease) in net assets from operations	$139,706,270	$5,467,818	$118,401,904	$12,174,734

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — December 31, 2017

Investment income	Lifestyle Growth Portfolio	Lifestyle Moderate Portfolio	Mid Cap Index Trust	Mid Cap Stock Trust
Dividends	$2,658	—	$17,169,913	$5,131,978
Income distributions received from affiliated funds	126,009,232	$7,737,894	—	—
Interest	50	2	97,975	76,789
Securities lending	—	—	363,290	288,033
Less foreign taxes withheld	—	—	(7,557)	(21,245)
Total investment income	126,011,940	7,737,896	17,623,621	5,475,555

Expenses
Investment management fees	1,607,215	133,233	5,468,362	6,056,581
Series I distribution and service fees	62,196	5,275	465,038	80,839
Series II distribution and service fees	9,027,952	741,465	176,769	207,774
Accounting and legal services fees	610,508	52,227	186,814	117,512
Professional fees	93,748	49,843	69,308	66,451
Printing and postage	146,951	27,700	41,303	25,929
Custodian fees	15,535	11,430	127,663	85,199
Trustees’ fees	52,689	5,783	17,610	11,910
Other	34,552	8,239	32,479	21,895
Total expenses before reductions	11,651,346	1,035,195	6,585,346	6,674,090
Less expense reductions	(194,908)	(41,862)	(1,255,852)	(58,838)
Net expenses	11,456,438	993,333	5,329,494	6,615,252
Net investment income (loss)	114,555,502	6,744,563	12,294,127	(1,139,697)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(57)	—	97,629,197	83,149,153
Affiliated investments	49,618,180	2,534,697	(12,631)	(13,570)
Capital gain distributions received from affiliated funds	32,623,798	1,841,371	—	—
Futures contracts	—	—	3,512,026	—
	82,241,921	4,376,068	101,128,592	83,135,583

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(375,295,289)	—	59,672,177	99,061,495
Affiliated investments	745,626,838	20,531,482	(642)	(602)
Futures contracts	—	—	932,760	—
	370,331,549	20,531,482	60,604,295	99,060,893
Net realized and unrealized gain (loss)	452,573,470	24,907,550	161,732,887	182,196,476

Increase (decrease) in net assets from operations	$567,128,972	$31,652,113	$174,027,014	$181,056,779

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — December 31, 2017

Investment income	Mid Value Trust	Mutual Shares Trust	Real Estate Securities Trust	Science & Technology Trust
Dividends	$15,349,515	$4,564,462	$11,032,604	$3,995,776
Interest	573,910	795,761	6,218	443,432
Securities lending	171,638	13,990	768	254,674
Less foreign taxes withheld	(127,279)	(124,934)	—	(47,904)
Total investment income	15,967,784	5,249,279	11,039,590	4,645,978

Expenses
Investment management fees	7,814,477	1,653,095	2,671,968	6,476,833
Series I distribution and service fees	164,443	86,099	40,099	270,449
Series II distribution and service fees	160,125	—	119,595	127,049
Accounting and legal services fees	132,262	29,941	61,915	102,020
Professional fees	52,002	86,542	55,785	58,397
Printing and postage	31,173	9,202	26,658	19,626
Custodian fees	104,353	17,980	42,625	108,201
Trustees’ fees	13,897	3,170	6,812	9,966
Other	22,708	12,003	19,941	20,059
Total expenses before reductions	8,495,440	1,898,032	3,045,398	7,192,600
Less expense reductions	(439,379)	(13,908)	(30,821)	(293,745)
Net expenses	8,056,061	1,884,124	3,014,577	6,898,855
Net investment income (loss)	7,911,723	3,365,155	8,025,013	(2,252,877)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	61,708,468	6,061,893	3,322,184	122,983,194
Affiliated investments	(10,123)	(614)	(50)	(7,624)
Forward foreign currency contracts	—	(1,233,799)	—	—
	61,698,345	4,827,480	3,322,134	122,975,570

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	18,856,226	6,232,037	11,824,465	88,162,613
Affiliated investments	(2,327)	106	(10)	(4)
Forward foreign currency contracts	—	(566,070)	—	—
	18,853,899	5,666,073	11,824,455	88,162,609
Net realized and unrealized gain (loss)	80,552,244	10,493,553	15,146,589	211,138,179

Increase (decrease) in net assets from operations	$88,463,967	$13,858,708	$23,171,602	$208,885,302

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — December 31, 2017

Investment income	Small Cap Growth Trust	Small Cap Index Trust	Small Cap Opportunities Trust	Small Cap Value Trust
Dividends	$1,639,876	$7,365,220	$2,796,727	$11,198,625
Non-cash dividends	—	—	—	2,916,092
Interest	77,681	68,724	15,780	184,872
Securities lending	320,801	972,706	63,187	486,579
Less foreign taxes withheld	—	(2,378)	(2,791)	(21,818)
Total investment income	2,038,358	8,404,272	2,872,903	14,764,350

Expenses
Investment management fees	4,095,195	2,721,929	2,159,604	6,914,528
Series I distribution and service fees	42,292	198,816	47,775	168,273
Series II distribution and service fees	74,197	106,813	94,966	91,286
Accounting and legal services fees	64,331	90,395	35,407	107,962
Professional fees	53,437	48,120	43,324	47,271
Printing and postage	22,656	21,031	11,656	26,360
Custodian fees	46,400	68,488	44,188	87,693
Trustees’ fees	6,823	9,470	4,173	11,679
Other	16,964	17,948	12,813	20,371
Total expenses before reductions	4,422,295	3,283,010	2,453,906	7,475,423
Less expense reductions	(32,283)	(327,941)	(184,428)	(54,120)
Net expenses	4,390,012	2,955,069	2,269,478	7,421,303
Net investment income (loss)	(2,351,654)	5,449,203	603,425	7,343,047

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	54,216,931	34,171,280	31,346,863	72,137,829
Affiliated investments	(11,891)	(8,879)	(1,628)	(3,258)
Futures contracts	—	2,058,529	—	—
	54,205,040	36,220,930	31,345,235	72,134,571

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	41,506,134	34,096,210	(8,173,129)	(58,009,107)
Affiliated investments	(3,604)	(4,272)	(37)	(2,804)
Futures contracts	—	496,244	—	—
	41,502,530	34,588,182	(8,173,166)	(58,011,911)
Net realized and unrealized gain (loss)	95,707,570	70,809,112	23,172,069	14,122,660

Increase (decrease) in net assets from operations	$93,355,916	$76,258,315	$23,775,494	$21,465,707

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — December 31, 2017

Investment income	Small Company Value Trust	Strategic Equity Allocation Trust	Total Stock Market Index Trust	Utilities Trust
Dividends	$3,873,580	$262,983,871	$14,577,634	$12,720,624
Interest	40,292	1,164,677	69,424	58,576
Securities lending	83,944	2,545,999	290,423	132,301
Less foreign taxes withheld	(8,485)	(9,368,722)	(5,000)	(439,192)
Total investment income	3,989,331	257,325,825	14,932,481	12,472,309

Expenses
Investment management fees	2,919,200	70,642,466	3,548,667	2,689,167
Series I distribution and service fees	33,250	—	277,246	140,478
Series II distribution and service fees	136,565	—	104,267	37,480
Accounting and legal services fees	45,005	1,824,222	118,260	52,674
Professional fees	42,483	281,894	71,759	46,776
Printing and postage	13,006	269,907	46,350	14,587
Custodian fees	32,493	2,254,032	84,818	69,234
Trustees’ fees	5,101	181,369	12,594	5,796
Other	12,931	242,007	22,999	14,882
Total expenses before reductions	3,240,034	75,695,897	4,286,960	3,071,074
Less expense reductions	(173,474)	(14,618,425)	(337,028)	(26,329)
Net expenses	3,066,560	61,077,472	3,949,932	3,044,745
Net investment income (loss)	922,771	196,248,353	10,982,549	9,427,564

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	25,117,727	379,939,826	19,999,482	1,448,998
Affiliated investments	(2,013)	(56,625)	(3,093)	(2,960)
Futures contracts	—	53,964,256	3,676,568	—
Forward foreign currency contracts	—	—	—	(3,270,157)
	25,115,714	433,847,457	23,672,957	(1,824,119)

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	4,418,801	1,606,700,689	103,886,461	38,773,929
Affiliated investments	45	(4,701)	(1,348)	(17)
Futures contracts	—	3,722,900	450,776	—
Forward foreign currency contracts	—	—	—	(1,221,052)
	4,418,846	1,610,418,888	104,335,889	37,552,860
Net realized and unrealized gain (loss)	29,534,560	2,044,266,345	128,008,846	35,728,741

Increase (decrease) in net assets from operations	$30,457,331	$2,240,514,698	$138,991,395	$45,156,305

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	500 Index Trust		Alpha Opportunities Trust		American Asset Allocation Trust
Increase (decrease) in net assets	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
From operations
Net investment income (loss)	$80,592,934	$72,559,857	$534,489	$2,487,363	$16,742,135	$17,314,954
Net realized gain (loss)	81,095,672	71,159,329	15,632,190	32,255,177	168,520,141	102,472,982
Change in net unrealized appreciation (depreciation)	754,766,802	286,147,974	7,785,191	(8,502,489)	42,794,004	8,499,453
Increase (decrease) in net assets resulting from operations	916,455,408	429,867,160	23,951,870	26,240,051	228,056,280	128,287,389
Distributions to shareholders
From net investment income
Series I	(50,237,884)	(40,487,027)	(2,233)	(10,934)	(3,119,843)	(2,991,828)
Series II	(1,038,063)	(890,122)	—	—	(11,602,021)	(12,163,591)
Series III	—	—	—	—	(2,021,337)	(2,166,169)
Series NAV	(31,099,737)	(27,323,731)	(757,139)	(3,163,592)	—	—
From net realized gain
Series I	(36,670,871)	(35,780,069)	(70,803)	(99,095)	(18,095,058)	(29,989,253)
Series II	(860,796)	(832,975)	—	—	(75,646,811)	(146,313,436)
Series III	—	—	—	—	(9,246,593)	(17,374,646)
Series NAV	(22,276,788)	(23,902,109)	(21,294,968)	(63,908,638)	—	—
Total distributions	(142,184,139)	(129,216,033)	(22,125,143)	(67,182,259)	(119,731,663)	(210,998,923)
From portfolio share transactions
Portfolio share transactions	92,436,534	279,502,098	10,549,682	(487,341,314)	(56,327,680)	70,170,231
Issued in reorganization	—	136,713,455	—	—	—	—
Total from portfolio share transactions	92,436,534	416,215,553	10,549,682	(487,341,314)	(56,327,680)	70,170,231
Total increase (decrease)	$866,707,803	716,866,680	12,376,409	(528,283,522)	51,996,937	(12,541,303)

Net assets
Beginning of year	4,234,232,452	3,517,365,772	135,534,955	663,818,477	1,513,457,227	1,525,998,530
End of year	$5,100,940,255	$4,234,232,452	$147,911,364	$135,534,955	$1,565,454,164	$1,513,457,227

Undistributed net investment income (loss)	$15,899,558	$18,001,983	$139,872	$201,558	—	—

	American Global Growth Trust		American Growth Trust		American Growth-Income Trust
Increase (decrease) in net assets	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
From operations
Net investment income (loss)	$531,836	$1,094,275	$845,287	$3,255,041	$10,687,817	$11,502,978
Net realized gain (loss)	15,318,867	26,621,979	183,512,793	147,135,836	143,340,151	183,112,084
Change in net unrealized appreciation (depreciation)	44,945,407	(27,635,668)	37,851,598	(75,699,108)	60,711,416	(83,814,424)
Increase (decrease) in net assets resulting from operations	60,796,110	80,586	222,209,678	74,691,769	214,739,384	110,800,638
Distributions to shareholders
From net investment income
Series I	(44,244)	(73,208)	(148,800)	(410,212)	(2,569,572)	(2,573,946)
Series II	(310,006)	(742,996)	(245,882)	(2,106,901)	(5,199,747)	(5,790,353)
Series III	(181,872)	(278,000)	(458,610)	(737,748)	(2,918,264)	(3,139,651)
From net realized gain
Series I	(1,399,135)	(1,446,652)	(19,100,069)	(31,586,550)	(43,488,589)	(59,907,797)
Series II	(14,878,042)	(22,651,078)	(103,900,669)	(199,971,990)	(97,827,138)	(149,767,021)
Series III	(2,653,646)	(4,026,618)	(14,914,085)	(27,937,823)	(37,045,157)	(54,483,092)
Total distributions	(19,466,945)	(29,218,552)	(138,768,115)	(262,751,224)	(189,048,467)	(275,661,860)
From portfolio share transactions	(14,886,166)	1,881,095	(28,373,669)	143,509,709	15,834,360	127,382,300
Total increase (decrease)	26,442,999	(27,256,871)	55,067,894	(44,549,746)	41,525,277	(37,478,922)

Net assets
Beginning of year	209,255,902	236,512,773	860,447,369	904,997,115	1,049,929,574	1,087,408,496
End of year	$235,698,901	$209,255,902	$915,515,263	$860,447,369	$1,091,454,851	$1,049,929,574

Undistributed net investment income (loss)	—	$151	—	$180	$1,241	$1,001

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	American International Trust		Blue Chip Growth Trust		Capital Appreciation Trust
Increase (decrease) in net assets	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
From operations
Net investment income (loss)	$4,109,475	$4,518,920	$66,904	$1,465,334	$591,464	$846,036
Net realized gain (loss)	29,810,518	73,180,009	245,131,242	111,600,279	181,344,048	80,949,847
Change in net unrealized appreciation (depreciation)	110,883,816	(62,226,234)	281,482,180	(105,379,645)	133,591,288	(93,199,161)
Increase (decrease) in net assets resulting from operations	144,803,809	15,472,695	526,680,326	7,685,968	315,526,800	(11,403,278)
Distributions to shareholders
From net investment income
Series I	(1,057,181)	(938,390)	(217,581)	(32,414)	(113,563)	—
Series II	(2,559,908)	(3,040,326)	—	—	—	—
Series III	(494,193)	(540,086)	—	—	—	—
Series NAV	—	—	(1,423,590)	(612,790)	(784,148)	(61,905)
From net realized gain
Series I	(6,216,485)	—	(20,230,047)	(45,261,849)	(15,083,689)	(28,245,718)
Series II	(19,687,723)	—	(8,643,768)	(19,601,019)	(5,463,530)	(10,272,633)
Series III	(2,269,910)	—	—	—	—	—
Series NAV	—	—	(84,309,487)	(191,061,679)	(62,702,734)	(107,655,442)
Total distributions	(32,285,400)	(4,518,802)	(114,824,473)	(256,569,751)	(84,147,664)	(146,235,698)
From portfolio share transactions	(51,957,873)	(51,264,340)	(181,380,061)	108,612,111	(115,010,987)	144,235,453
Total increase (decrease)	60,560,536	(40,310,447)	230,475,792	(140,271,672)	116,368,149	(13,403,523)

Net assets
Beginning of year	495,496,918	535,807,365	1,567,318,894	1,707,590,566	939,843,781	953,247,304
End of year	$556,057,454	$495,496,918	$1,797,794,686	$1,567,318,894	$1,056,211,930	$939,843,781

Undistributed net investment income (loss)	—	$118	$848,652	$1,465,759	$574,490	$845,832

	Capital Appreciation Value Trust		Emerging Markets Value Trust		Equity Income Trust
Increase (decrease) in net assets	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
From operations
Net investment income (loss)	$3,909,453	$4,827,749	$10,986,202	$11,674,785	$34,316,558	$42,707,055
Net realized gain (loss)	28,809,448	18,675,111	16,274,627	(35,765,146)	217,645,310	134,937,684
Change in net unrealized appreciation (depreciation)	22,960,507	4,863,550	159,689,536	143,535,736	21,219,135	112,851,110
Increase (decrease) in net assets resulting from operations	55,679,408	28,366,410	186,950,365	119,445,375	273,181,003	290,495,849
Distributions to shareholders
From net investment income
Series I	(66,461)	(38,228)	(96,719)	(54,595)	(6,022,798)	(5,684,739)
Series II	(3,784,485)	(3,421,005)	(363,278)	(1,652)	(2,913,401)	(2,831,978)
Series NAV	(1,335,413)	(964,910)	(11,295,801)	(14,248,128)	(31,304,587)	(29,374,009)
From net realized gain
Series I	(213,521)	(276,563)	—	—	(20,110,375)	(24,904,798)
Series II	(14,510,816)	(29,887,132)	—	—	(10,730,984)	(13,529,605)
Series NAV	(4,192,317)	(6,269,515)	—	—	(102,776,609)	(118,118,087)
Total distributions	(24,103,013)	(40,857,353)	(11,755,798)	(14,304,375)	(173,858,754)	(194,443,216)
From portfolio share transactions
Portfolio share transactions	(12,815,434)	33,066,475	(103,786,875)	(157,038,472)	(105,091,541)	53,129,423
Issued in reorganization	—	—	98,043,952	—	—	—
Total from portfolio share transactions	(12,815,434)	33,066,475	(5,742,923)	(157,038,472)	(105,091,541)	53,129,423
Total increase (decrease)	18,760,961	20,575,532	169,451,644	(51,897,472)	(5,769,292)	149,182,056

Net assets
Beginning of year	382,262,581	361,687,049	610,594,948	662,492,420	1,819,318,782	1,670,136,726
End of year	$401,023,542	$382,262,581	$780,046,592	$610,594,948	$1,813,549,490	$1,819,318,782

Undistributed net investment income (loss)	$779,809	$1,499,327	$1,640,095	$710,705	$6,447,195	$12,586,689

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Financial Industries Trust		Fundamental All Cap Core Trust		Fundamental Large Cap Value Trust
Increase (decrease) in net assets	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
From operations
Net investment income (loss)	$2,645,902	$2,509,199	$8,758,132	$11,714,408	$9,408,566	$19,629,517
Net realized gain (loss)	17,905,569	(4,479,536)	233,629,010	42,737,826	47,235,599	64,126,683
Change in net unrealized appreciation (depreciation)	10,348,166	29,698,810	183,524,671	66,663,955	75,323,601	(8,619,116)
Increase (decrease) in net assets resulting from operations	30,899,637	27,728,473	425,911,813	121,116,189	131,967,766	75,137,084
Distributions to shareholders
From net investment income
Series I	(1,904,984)	(1,724,018)	(1,202,611)	(823,963)	(8,382,268)	(11,465,810)
Series II	(191,125)	(206,573)	(284,403)	(86,593)	(2,862,570)	(4,097,304)
Series NAV	(551,791)	(321,862)	(12,084,646)	(8,798,669)	(1,463,195)	(3,791,037)
From net realized gain
Series I	—	—	(3,879,397)	(20,217,350)	—	—
Series II	—	—	(1,232,604)	(6,509,319)	—	—
Series NAV	—	—	(36,510,131)	(179,191,530)	—	—
Total distributions	(2,647,900)	(2,252,453)	(55,193,792)	(215,627,424)	(12,708,033)	(19,354,151)
From portfolio share transactions	(301,813)	15,900,728	(80,125,535)	66,641,182	(127,452,531)	(788,045,777)
Total increase (decrease)	27,949,924	41,376,748	290,592,486	(27,870,053)	(8,192,798)	(732,262,844)

Net assets
Beginning of year	208,700,915	167,324,167	1,598,028,315	1,625,898,368	830,462,907	1,562,725,751
End of year	$236,650,839	$208,700,915	$1,888,620,801	$1,598,028,315	$822,270,109	$830,462,907

Undistributed net investment income (loss)	$587,134	$787,186	$2,999,124	$5,719,443	$1,688,371	$4,508,119

	Global Trust		Health Sciences Trust		International Equity Index Trust
Increase (decrease) in net assets	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
From operations
Net investment income (loss)	$4,642,504	$10,212,424	($984,626)	($1,118,230)	$16,378,230	$15,396,528
Net realized gain (loss)	13,948,906	(8,219,904)	29,394,795	29,987,769	5,300,995	(1,074,876)
Change in net unrealized appreciation (depreciation)	22,111,503	32,002,771	39,123,571	(67,091,177)	142,430,565	11,426,822
Increase (decrease) in net assets resulting from operations	40,702,913	33,995,291	67,533,740	(38,221,638)	164,109,790	25,748,474
Distributions to shareholders
From net investment income
Series I	(2,689,000)	(6,227,844)	—	(70,652)	(7,957,482)	(7,281,119)
Series II	(727,926)	(1,800,551)	—	—	(339,214)	(350,454)
Series NAV	(894,353)	(2,450,175)	—	(106,656)	(7,640,403)	(7,868,001)
From net realized gain
Series I	—	—	(10,647,055)	(25,415,578)	—	—
Series II	—	—	(8,100,368)	(19,977,664)	—	—
Series NAV	—	—	(10,244,857)	(24,002,914)	—	—
Total distributions	(4,311,279)	(10,478,570)	(28,992,280)	(69,573,464)	(15,937,099)	(15,499,574)
From portfolio share transactions	(22,838,324)	(379,254,991)	(10,017,522)	2,932,414	57,339,289	6,278,935
Total increase (decrease)	13,553,310	(355,738,270)	28,523,938	(104,862,688)	205,511,980	16,527,835

Net assets
Beginning of year	226,652,982	582,391,252	260,852,244	365,714,932	588,760,889	572,233,054
End of year	$240,206,292	$226,652,982	$289,376,182	$260,852,244	$794,272,869	$588,760,889

Undistributed net investment income (loss)	$415,919	$91,304	($762,323)	($135,371)	$2,030,804	$1,197,863

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	International Growth Stock Trust		International Small Company Trust		International Value Trust
Increase (decrease) in net assets	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
From operations
Net investment income (loss)	$5,408,459	$6,394,691	$1,812,056	$2,093,850	$16,242,319	$17,161,707
Net realized gain (loss)	11,601,306	6,908,904	6,534,331	2,510,656	(6,477,363)	4,990,376
Change in net unrealized appreciation (depreciation)	59,254,311	(18,332,115)	25,034,226	573,641	129,941,314	74,918,713
Increase (decrease) in net assets resulting from operations	76,264,076	(5,028,520)	33,380,613	5,178,147	139,706,270	97,070,796
Distributions to shareholders
From net investment income
Series I	(79,484)	(67,675)	(487,758)	(645,735)	(2,014,386)	(2,234,481)
Series II	(226,945)	(275,435)	(238,151)	(313,103)	(1,136,690)	(1,322,703)
Series NAV	(5,064,621)	(6,540,418)	(1,220,666)	(1,170,659)	(12,607,799)	(14,670,334)
Total distributions	(5,371,050)	(6,883,528)	(1,946,575)	(2,129,497)	(15,758,875)	(18,227,518)
From portfolio share transactions
Portfolio share transactions	(47,575,717)	(34,437,452)	13,012,394	(2,555,418)	(114,758,629)	(120,205,233)
Issued in reorganization	—	—	—	—	—	80,352,281
Total from portfolio share transactions	(47,575,717)	(34,437,452)	13,012,394	(2,555,418)	(114,758,629)	(39,852,952)
Total increase (decrease)	23,317,309	(46,349,500)	44,446,432	493,232	9,188,766	38,990,326

Net assets
Beginning of year	372,264,817	418,614,317	107,788,175	107,294,943	859,175,296	820,184,970
End of year	$395,582,126	$372,264,817	$152,234,607	$107,788,175	$868,364,062	$859,175,296

Undistributed net investment income (loss)	$1,052,276	$322,080	$259,630	$217,715	$1,157,627	$77,509

	Lifestyle Aggressive Portfolio		Lifestyle Balanced Portfolio		Lifestyle Conservative Portfolio
Increase (decrease) in net assets	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
From operations
Net investment income (loss)	$420,157	$370,522	$20,757,965	$20,586,968	$4,177,946	$4,835,080
Net realized gain (loss)	751,940	314,255	15,396,710	11,129,660	1,559,793	504,079
Change in net unrealized appreciation (depreciation)	4,295,721	1,295,980	82,247,229	24,015,918	6,436,995	3,071,353
Increase (decrease) in net assets resulting from operations	5,467,818	1,980,757	118,401,904	55,732,546	12,174,734	8,410,512
Distributions to shareholders
From net investment income
Series I	(55,574)	(65,276)	(736,104)	(695,193)	(288,552)	(241,760)
Series II	(266,257)	(254,937)	(18,240,259)	(18,467,209)	(3,795,719)	(4,511,323)
Series NAV	(105,306)	(43,334)	(1,806,109)	(1,425,599)	(93,885)	(81,816)
From net realized gain
Series I	(49,295)	(112,166)	(341,340)	(720,336)	(56,282)	(95,310)
Series II	(268,463)	(642,599)	(10,244,363)	(20,944,091)	(971,750)	(2,082,277)
Series NAV	(76,485)	(82,686)	(835,256)	(1,296,147)	(19,083)	(27,316)
Total distributions	(821,380)	(1,200,998)	(32,203,431)	(43,548,575)	(5,225,271)	(7,039,802)
From portfolio share transactions	745,186	2,886,613	(29,107,051)	15,835,712	(15,683,459)	(1,283,368)
Total increase (decrease)	5,391,624	3,666,372	57,091,422	28,019,683	(8,733,996)	87,342

Net assets
Beginning of year	24,543,248	20,876,876	1,002,848,153	974,828,470	189,846,558	189,759,216
End of year	$29,934,872	$24,543,248	$1,059,939,575	$1,002,848,153	$181,112,562	$189,846,558

Undistributed net investment income (loss)	—	$6,961	—	—	—	$112

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Lifestyle Growth Portfolio		Lifestyle Moderate Portfolio		Mid Cap Index Trust
Increase (decrease) in net assets	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
From operations
Net investment income (loss)	$114,555,502	$51,844,349	$6,744,563	$7,038,984	$12,294,127	$10,977,627
Net realized gain (loss)	82,241,921	30,904,537	4,376,068	2,577,053	101,128,592	66,059,647
Change in net unrealized appreciation (depreciation)	370,331,549	67,901,232	20,531,482	6,975,004	60,604,295	88,965,778
Increase (decrease) in net assets resulting from operations	567,128,972	150,650,118	31,652,113	16,591,041	174,027,014	166,003,052
Distributions to shareholders
From net investment income
Series I	(4,343,771)	(1,718,439)	(245,131)	(236,798)	(5,018,773)	(8,742,444)
Series II	(103,903,503)	(48,061,618)	(6,048,209)	(6,463,183)	(205,316)	(624,772)
Series NAV	(6,374,876)	(2,067,847)	(451,348)	(340,698)	(934,380)	(1,521,001)
From net realized gain
Series I	(988,613)	(1,335,939)	(100,514)	(190,998)	(51,397,616)	(65,355,865)
Series II	(29,465,322)	(58,126,533)	(2,688,828)	(6,052,996)	(4,033,971)	(5,679,363)
Series NAV	(1,298,448)	(1,350,059)	(158,144)	(240,496)	(9,808,440)	(10,596,434)
Total distributions	(146,374,533)	(112,660,435)	(9,692,174)	(13,525,169)	(71,398,496)	(92,519,879)
From portfolio share transactions
Portfolio share transactions	(226,170,657)	42,076,054	(15,651,196)	(4,361,027)	312,755,450	104,947,186
Issued in reorganization	3,758,623,840	1,037,262,449	—	—	143,260,440	—
Total from portfolio share transactions	3,532,453,183	1,079,338,503	(15,651,196)	(4,361,027)	456,015,890	104,947,186
Total increase (decrease)	3,953,207,622	1,117,328,186	6,308,743	(1,295,155)	558,644,408	178,430,359

Net assets
Beginning of year	3,091,014,921	1,973,686,735	319,285,351	320,580,506	1,006,286,909	827,856,550
End of year	$7,044,222,543	$3,091,014,921	$325,594,094	$319,285,351	$1,564,931,317	$1,006,286,909

Undistributed net investment income (loss)	—	—	—	—	$8,810,211	$2,664,121

	Mid Cap Stock Trust		Mid Value Trust		Mutual Shares Trust
Increase (decrease) in net assets	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
From operations
Net investment income (loss)	($1,139,697)	($1,790,400)	$7,911,723	$7,987,487	$3,365,155	$10,385,686
Net realized gain (loss)	83,135,583	14,813,458	61,698,345	70,554,765	4,827,480	77,776,252
Change in net unrealized appreciation (depreciation)	99,060,893	(10,268,263)	18,853,899	86,975,264	5,666,073	(33,512,894)
Increase (decrease) in net assets resulting from operations	181,056,779	2,754,795	88,463,967	165,517,516	13,858,708	54,649,044
Distributions to shareholders
From net investment income
Series I	—	—	(3,082,439)	(3,479,927)	(9,718,237)	(11,050,494)
Series II	—	—	(480,629)	(589,738)	—	—
Series NAV	—	—	(4,434,591)	(4,749,333)	—	(7,080,269)
From net realized gain
Series I	(3,363,937)	(11,515,782)	(29,423,775)	(36,209,625)	(70,600,306)	(15,111,098)
Series II	(1,826,795)	(6,135,831)	(5,730,075)	(7,590,125)	—	—
Series NAV	(10,001,394)	(34,798,213)	(39,606,222)	(48,578,949)	—	(30,237,499)
Total distributions	(15,192,126)	(52,449,826)	(82,757,731)	(101,197,697)	(80,318,543)	(63,479,360)
From portfolio share transactions	(90,461,536)	(41,212,767)	(27,713,133)	22,815,219	65,572,225	(340,827,747)
Total increase (decrease)	75,403,117	(90,907,798)	(22,006,897)	87,135,038	(887,610)	(349,658,063)

Net assets
Beginning of year	675,862,636	766,770,434	830,296,048	743,161,010	172,692,085	522,350,148
End of year	$751,265,753	$675,862,636	$808,289,151	$830,296,048	$171,804,475	$172,692,085

Undistributed net investment income (loss)	$2,537	($195,072)	$2,535,913	$2,383,530	$681,365	$8,113,924

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Real Estate Securities Trust		Science & Technology Trust		Small Cap Growth Trust
Increase (decrease) in net assets	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
From operations
Net investment income (loss)	$8,025,013	$9,666,776	($2,252,877)	$386,346	($2,351,654)	($976,652)
Net realized gain (loss)	3,322,134	29,802,647	122,975,570	37,998,907	54,205,040	(24,022,471)
Change in net unrealized appreciation (depreciation)	11,824,455	(11,657,792)	88,162,609	703,469	41,502,530	32,928,276
Increase (decrease) in net assets resulting from operations	23,171,602	27,811,631	208,885,302	39,088,722	93,355,916	7,929,153
Distributions to shareholders
From net investment income
Series I	(405,805)	(2,951,550)	(285,913)	—	—	—
Series II	(164,996)	(1,655,649)	—	—	—	—
Series NAV	(1,429,264)	(9,299,342)	(36,789)	—	—	—
From net realized gain
Series I	—	—	(30,584,172)	(57,150,948)	—	(7,536,179)
Series II	—	—	(2,909,292)	(5,803,630)	—	(2,635,244)
Series NAV	—	—	(2,333,847)	(4,240,765)	—	(26,168,107)
Total distributions	(2,000,065)	(13,906,541)	(36,150,013)	(67,195,343)	—	(36,339,530)
From portfolio share transactions	(48,290,212)	(26,114,171)	44,824,122	18,205,943	(12,319,560)	(23,124,524)
Total increase (decrease)	(27,118,675)	(12,209,081)	217,559,411	(9,900,678)	81,036,356	(51,534,901)

Net assets
Beginning of year	402,627,125	414,836,206	501,183,510	511,084,188	373,985,873	425,520,774
End of year	$375,508,450	$402,627,125	$718,742,921	$501,183,510	$455,022,229	$373,985,873

Undistributed net investment income (loss)	$6,017,829	($10,636)	—	$307,397	—	—

	Small Cap Index Trust		Small Cap Opportunities Trust		Small Cap Value Trust
Increase (decrease) in net assets	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
From operations
Net investment income (loss)	$5,449,203	$5,061,066	$603,425	$882,084	$7,343,047	$4,616,895
Net realized gain (loss)	36,220,930	23,468,396	31,345,235	14,782,208	72,134,571	52,685,058
Change in net unrealized appreciation (depreciation)	34,588,182	57,894,408	(8,173,166)	22,467,906	(58,011,911)	81,260,577
Increase (decrease) in net assets resulting from operations	76,258,315	86,423,870	23,775,494	38,132,198	21,465,707	138,562,530
Distributions to shareholders
From net investment income
Series I	(1,763,127)	(3,531,183)	(390,162)	(421,387)	(2,955,084)	(2,280,806)
Series II	(103,478)	(377,899)	(89,170)	(93,928)	(260,740)	(177,059)
Series NAV	(633,630)	(1,178,676)	(406,439)	(441,909)	(2,921,524)	(2,160,425)
From net realized gain
Series I	(15,737,544)	(22,955,410)	(6,093,046)	(8,513,523)	(25,056,557)	(45,003,157)
Series II	(1,669,507)	(3,025,078)	(2,462,740)	(3,405,336)	(2,771,723)	(4,944,383)
Series NAV	(5,048,159)	(7,258,161)	(5,731,524)	(8,038,302)	(22,872,719)	(40,238,829)
Total distributions	(24,955,445)	(38,326,407)	(15,173,081)	(20,914,385)	(56,838,347)	(94,804,659)
From portfolio share transactions	19,142,689	63,231,404	(66,958,824)	(13,094,267)	(34,929,434)	31,515,646
Total increase (decrease)	70,445,559	111,328,867	(58,356,411)	4,123,546	(70,302,074)	75,273,517

Net assets
Beginning of year	525,057,216	413,728,349	222,625,762	218,502,216	726,707,563	651,434,046
End of year	$595,502,775	$525,057,216	$164,269,351	$222,625,762	$656,405,489	$726,707,563

Undistributed net investment income (loss)	$4,079,107	$1,246,273	$557,162	$845,863	$2,468,144	$1,105,741

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Small Company Value Trust		Strategic Equity Allocation Trust		Total Stock Market Index Trust
Increase (decrease) in net assets	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
From operations
Net investment income (loss)	$922,771	$2,392,209	$196,248,353	$194,544,041	$10,982,549	$9,386,898
Net realized gain (loss)	25,115,714	40,613,122	433,847,457	130,255,049	23,672,957	16,543,490
Change in net unrealized appreciation (depreciation)	4,418,846	39,820,775	1,610,418,888	563,851,710	104,335,889	43,671,884
Increase (decrease) in net assets resulting from operations	30,457,331	82,826,106	2,240,514,698	888,650,800	138,991,395	69,602,272
Distributions to shareholders
From net investment income
Series I	(152,092)	(481,395)	—	—	(7,583,755)	(6,509,101)
Series II	(112,022)	(298,143)	—	—	(498,940)	(428,085)
Series NAV	(389,504)	(1,268,947)	(200,197,264)	(187,732,023)	(2,123,881)	(1,743,210)
From net realized gain
Series I	(9,266,354)	(9,402,489)	—	—	(11,771,833)	(7,213,776)
Series II	(7,832,590)	(8,006,528)	—	—	(895,191)	(556,238)
Series NAV	(23,018,333)	(28,199,061)	(161,560,775)	(197,781,733)	(3,091,590)	(1,691,399)
Total distributions	(40,770,895)	(47,656,563)	(361,758,039)	(385,513,756)	(25,965,190)	(18,141,809)
From portfolio share transactions
Portfolio share transactions	23,020,348	(45,214,634)	(1,511,628,464)	668,966,690	(26,644,107)	15,921,707
Issued in reorganization	—	—	—	—	66,577,976	—
Total from portfolio share transactions	23,020,348	(45,214,634)	(1,511,628,464)	668,966,690	39,933,869	15,921,707
Total increase (decrease)	12,706,784	(10,045,091)	367,128,195	1,172,103,734	152,960,074	67,382,170

Net assets
Beginning of year	285,573,636	295,618,727	11,117,453,957	9,945,350,223	641,251,921	573,869,751
End of year	$298,280,420	$285,573,636	$11,484,582,152	$11,117,453,957	$794,211,995	$641,251,921

Undistributed net investment income (loss)	$983,925	$864,547	$38,357,161	$37,174,786	$2,830,954	$2,767,798

	Utilities Trust
Increase (decrease) in net assets	Year ended 12-31-17	Year ended 12-31-16
From operations
Net investment income (loss)	$9,427,564	$10,374,815
Net realized gain (loss)	(1,824,119)	(4,227,383)
Change in net unrealized appreciation (depreciation)	37,552,860	30,979,063
Increase (decrease) in net assets resulting from operations	45,156,305	37,126,495
Distributions to shareholders
From net investment income
Series I	(6,613,452)	(13,677,885)
Series II	(332,651)	(672,205)
Series NAV	(736,759)	(1,325,233)
From net realized gain
Series I	—	(5,256,021)
Series II	—	(267,991)
Series NAV	—	(492,829)
Total distributions	(7,682,862)	(21,692,164)
From portfolio share transactions	(52,155,945)	(38,640,776)
Total increase (decrease)	(14,682,502)	(23,206,445)

Net assets
Beginning of year	320,035,594	343,242,039
End of year	$305,353,092	$320,035,594

Undistributed net investment income (loss)	$3,510,262	$5,996,579

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations			Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
500 Index Trust
SERIES I
12-31-2017	27.29	0.50	5.31	5.81	(0.52)	(0.38)	—	(0.90)	32.20	21.52		0.55	0.30	1.69	3,135	3
12-31-2016	25.26	0.50	2.40	2.90	(0.45)	(0.42)	—	(0.87)	27.29	11.59		0.54	0.30	1.91	2,529	4	[3]
12-31-2015	25.68	0.48	(0.20)	0.28	(0.44)	(0.26)	—	(0.70)	25.26	1.10		0.54	0.30	1.85	2,024	4
12-31-2014	23.34	0.42	2.68	3.10	(0.39)	(0.37)	—	(0.76)	25.68	13.33		0.54	0.30	1.71	1,880	2
12-31-2013	18.01	0.37	5.38	5.75	(0.38)	(0.04)	—	(0.42)	23.34	32.03		0.53	0.30	1.75	1,581	4
SERIES II
12-31-2017	27.31	0.45	5.30	5.75	(0.46)	(0.38)	—	(0.84)	32.22	21.28		0.75	0.50	1.50	74	3
12-31-2016	25.29	0.45	2.39	2.84	(0.40)	(0.42)	—	(0.82)	27.31	11.37		0.74	0.50	1.72	64	4	[3]
12-31-2015	25.71	0.42	(0.20)	0.22	(0.38)	(0.26)	—	(0.64)	25.29	0.86		0.74	0.50	1.64	51	4
12-31-2014	23.36	0.37	2.69	3.06	(0.34)	(0.37)	—	(0.71)	25.71	13.15		0.74	0.50	1.51	55	2
12-31-2013	18.03	0.32	5.39	5.71	(0.34)	(0.04)	—	(0.38)	23.36	31.76		0.73	0.50	1.55	52	4
SERIES NAV
12-31-2017	27.29	0.52	5.29	5.81	(0.53)	(0.38)	—	(0.91)	32.19	21.54		0.50	0.25	1.75	1,892	3
12-31-2016	25.26	0.51	2.40	2.91	(0.46)	(0.42)	—	(0.88)	27.29	11.64		0.49	0.25	1.96	1,641	4	[3]
12-31-2015	25.68	0.49	(0.20)	0.29	(0.45)	(0.26)	—	(0.71)	25.26	1.15		0.49	0.25	1.89	1,442	4
12-31-2014	23.33	0.43	2.69	3.12	(0.40)	(0.37)	—	(0.77)	25.68	13.43		0.49	0.25	1.76	1,530	2
12-31-2013	18.01	0.38	5.37	5.75	(0.39)	(0.04)	—	(0.43)	23.33	32.03		0.48	0.25	1.80	1,397	4
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
Alpha Opportunities Trust
SERIES I
12-31-2017	10.13	0.03	1.62	1.65	(0.04)	(1.62)	—	(1.66)	10.12	17.73		1.14	1.10	0.32	1	100
12-31-2016	10.94	0.04	0.56	0.60	(0.17)	(1.24)	—	(1.41)	10.13	5.71		1.07	1.03	0.36	1	96
12-31-2015	13.60	0.06	(0.16)	(0.10)	(0.08)	(2.48)	—	(2.56)	10.94	—	[3]	1.05	1.02	0.50	1	96
12-31-2014	16.21	0.08	1.17	1.25	(0.08)	(3.78)	—	(3.86)	13.60	8.00		1.06	1.02	0.52	1	109
12-31-2013	13.36	0.08	4.56	4.64	(0.12)	(1.67)	—	(1.79)	16.21	35.55		1.07	1.05	0.49	1	121
SERIES NAV
12-31-2017	10.14	0.04	1.62	1.66	(0.05)	(1.62)	—	(1.67)	10.13	17.77		1.09	1.05	0.36	147	100
12-31-2016	10.95	0.05	0.56	0.61	(0.18)	(1.24)	—	(1.42)	10.14	5.75		1.02	0.98	0.45	135	96
12-31-2015	13.62	0.07	(0.17)	(0.10)	(0.09)	(2.48)	—	(2.57)	10.95	(0.03)		1.00	0.97	0.56	663	96
12-31-2014	16.22	0.08	1.19	1.27	(0.09)	(3.78)	—	(3.87)	13.62	8.12		1.01	0.97	0.55	780	109
12-31-2013	13.37	0.08	4.57	4.65	(0.13)	(1.67)	—	(1.80)	16.22	35.58		1.02	1.00	0.55	915	121
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than 0.005%.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
American Asset Allocation Trust
SERIES I
12-31-2017	13.36	0.17	[3]	1.89	2.06	(0.16)	(0.97)	—	(1.13)	14.29	15.79	0.63	[4]	0.62	[4]	1.17	[3]	283	6
12-31-2016	14.21	0.18	[3]	1.06	1.24	(0.17)	(1.92)	—	(2.09)	13.36	8.99	0.61	[4,5]	0.60	[4,5]	1.29	[3]	244	4
12-31-2015	15.75	0.20	[3]	(0.10)	0.10	(0.19)	(1.45)	—	(1.64)	14.21	1.06	0.62	[4]	0.61	[4]	1.27	[3]	220	9
12-31-2014	15.22	0.17	[3]	0.60	0.77	(0.17)	(0.07)	—	(0.24)	15.75	5.05	0.62	[4]	0.61	[4]	1.11	[3]	227	7
12-31-2013	12.47	0.15	[3]	2.76	2.91	(0.16)	—	—	(0.16)	15.22	23.30	0.62	[4]	0.62	[4]	1.08	[3]	221	2
SERIES II
12-31-2017	13.37	0.14	[3]	1.91	2.05	(0.15)	(0.97)	—	(1.12)	14.30	15.69	0.78	[4]	0.71	[4]	1.00	[3]	1,141	6
12-31-2016	14.21	0.15	[3]	1.08	1.23	(0.15)	(1.92)	—	(2.07)	13.37	8.92	0.76	[4,5]	0.72	[4,5]	1.08	[3]	1,133	4
12-31-2015	15.75	0.16	[3]	(0.09)	0.07	(0.16)	(1.45)	—	(1.61)	14.21	0.91	0.77	[4]	0.76	[4]	1.05	[3]	1,168	9
12-31-2014	15.22	0.14	[3]	0.61	0.75	(0.15)	(0.07)	—	(0.22)	15.75	4.89	0.77	[4]	0.76	[4]	0.90	[3]	1,320	7
12-31-2013	12.47	0.13	[3]	2.75	2.88	(0.13)	—	—	(0.13)	15.22	23.13	0.77	[4]	0.77	[4]	0.90	[3]	1,430	2
SERIES III
12-31-2017	13.36	0.21	[3]	1.91	2.12	(0.21)	(0.97)	—	(1.18)	14.30	16.25	0.28	[4]	0.27	[4]	1.45	[3]	141	6
12-31-2016	14.20	0.22	[3]	1.08	1.30	(0.22)	(1.92)	—	(2.14)	13.36	9.43	0.26	[4,5]	0.25	[4,5]	1.55	[3]	137	4
12-31-2015	15.75	0.24	[3]	(0.10)	0.14	(0.24)	(1.45)	—	(1.69)	14.20	1.34	0.27	[4]	0.26	[4]	1.56	[3]	138	9
12-31-2014	15.22	0.21	[3]	0.61	0.82	(0.22)	(0.07)	—	(0.29)	15.75	5.40	0.27	[4]	0.26	[4]	1.37	[3]	156	7
12-31-2013	12.46	0.20	[3]	2.76	2.96	(0.20)	—	—	(0.20)	15.22	23.79	0.27	[4]	0.27	[4]	1.40	[3]	173	2
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying fund in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from the underlying fund held by the portfolio. The expense ratios of the underlying fund held by the portfolio were 0.29% and 0.30% for 12-31-17 and 12-31-16, respectively, and 0.31% for all other periods presented. 5. Includes reimbursement for overbilling of custody expenses in prior years of 0.01%.

American Global Growth Trust
SERIES I
12-31-2017	13.43	0.05	[3]	4.00	4.05	(0.04)	(1.34)	—	(1.38)	16.10	30.91	0.65	[4]	0.64	[4]	0.33	[3]	19	9
12-31-2016	15.38	0.10	[3]	(0.01)	0.09	(0.08)	(1.96)	—	(2.04)	13.43	0.28	0.64	[4]	0.60	[4]	0.69	[3]	13	14
12-31-2015	15.86	0.14	[3]	0.87	1.01	(0.39)	(1.10)	—	(1.49)	15.38	6.64	0.64	[4]	0.55	[4]	0.88	[3]	12	17
12-31-2014	15.68	0.15	[3]	0.16	0.31	(0.13)	—	—	(0.13)	15.86	1.96	0.63	[4]	0.58	[4]	0.97	[3]	8	13
12-31-2013	12.29	0.16	[3]	3.36	3.52	(0.13)	—	—	(0.13)	15.68	28.63	0.64	[4]	0.63	[4]	1.17	[3]	5	2	[5]
SERIES II
12-31-2017	13.39	0.03	[3]	4.01	4.04	(0.03)	(1.34)	—	(1.37)	16.06	30.92	0.80	[4]	0.71	[4]	0.16	[3]	185	9
12-31-2016	15.35	0.06	[3]	—	0.06	(0.06)	(1.96)	—	(2.02)	13.39	0.10	0.79	[4]	0.70	[4]	0.42	[3]	166	14
12-31-2015	15.83	0.09	[3]	0.90	0.99	(0.37)	(1.10)	—	(1.47)	15.35	6.50	0.79	[4]	0.70	[4]	0.55	[3]	193	17
12-31-2014	15.65	0.10	[3]	0.19	0.29	(0.11)	—	—	(0.11)	15.83	1.82	0.78	[4]	0.74	[4]	0.62	[3]	203	13
12-31-2013	12.27	0.11	[3]	3.38	3.49	(0.11)	—	—	(0.11)	15.65	28.43	0.79	[4]	0.78	[4]	0.77	[3]	233	2	[5]
SERIES III
12-31-2017	13.39	0.09	[3]	4.00	4.09	(0.09)	(1.34)	—	(1.43)	16.05	31.34	0.30	[4]	0.29	[4]	0.56	[3]	32	9
12-31-2016	15.34	0.13	[3]	0.01	0.14	(0.13)	(1.96)	—	(2.09)	13.39	0.63	0.29	[4]	0.24	[4]	0.90	[3]	31	14
12-31-2015	15.82	0.17	[3]	0.90	1.07	(0.45)	(1.10)	—	(1.55)	15.34	7.02	0.29	[4]	0.20	[4]	1.02	[3]	31	17
12-31-2014	15.64	0.18	[3]	0.18	0.36	(0.18)	—	—	(0.18)	15.82	2.31	0.28	[4]	0.24	[4]	1.12	[3]	36	13
12-31-2013	12.25	0.24	[3]	3.33	3.57	(0.18)	—	—	(0.18)	15.64	29.12	0.29	[4]	0.28	[4]	1.68	[3]	40	2	[5]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying fund in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from the underlying fund held by the portfolio. The expense ratio of the underlying fund held by the portfolio were as follows: 0.56%, 0.55%, 0.55%, 0.56% and 0.55% for the periods ended 12-31-17, 12-31-16, 12-31-15, 12-31-14 and 12-31-13, respectively. 5. Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
American Growth Trust
SERIES I
12-31-2017	18.62	0.03	[3]	4.86	4.89	(0.02)	(3.32)	—	(3.34)	20.17	27.87	0.63	[4]	0.62	[4]	0.13	[3]	130	11
12-31-2016	24.15	0.09	[3]	1.89	1.98	(0.07)	(7.44)	—	(7.51)	18.62	9.08	0.62	[4]	0.62	[4]	0.41	[3]	109	12
12-31-2015	24.07	0.04	[3]	1.43	1.47	(0.06)	(1.33)	—	(1.39)	24.15	6.44	0.62	[4]	0.62	[4]	0.18	[3]	104	21
12-31-2014	22.44	0.20	[3]	1.63	1.83	(0.20)	—	—	(0.20)	24.07	8.13	0.62	[4]	0.61	[4]	0.85	[3]	118	7
12-31-2013	17.40	0.11	[3]	5.04	5.15	(0.11)	—	—	(0.11)	22.44	29.60	0.62	[4]	0.62	[4]	0.57	[3]	110	2
SERIES II
12-31-2017	18.54	0.01	[3]	4.84	4.85	(0.01)	(3.32)	—	(3.33)	20.06	27.74	0.78	[4]	0.68	[4]	0.04	[3]	688	11
12-31-2016	24.08	0.07	[3]	1.89	1.96	(0.06)	(7.44)	—	(7.50)	18.54	9.03	0.77	[4]	0.68	[4]	0.32	[3]	658	12
12-31-2015	23.99	0.02	[3]	1.42	1.44	(0.02)	(1.33)	—	(1.35)	24.08	6.35	0.77	[4]	0.72	[4]	0.10	[3]	707	21
12-31-2014	22.37	0.14	[3]	1.64	1.78	(0.16)	—	—	(0.16)	23.99	7.96	0.77	[4]	0.76	[4]	0.63	[3]	804	7
12-31-2013	17.34	0.07	[3]	5.04	5.11	(0.08)	—	—	(0.08)	22.37	29.48	0.77	[4]	0.77	[4]	0.36	[3]	919	2
SERIES III
12-31-2017	18.54	0.09	[3]	4.84	4.93	(0.09)	(3.32)	—	(3.41)	20.06	28.22	0.28	[4]	0.27	[4]	0.44	[3]	98	11
12-31-2016	24.07	0.16	[3]	1.90	2.06	(0.15)	(7.44)	—	(7.59)	18.54	9.48	0.27	[4]	0.27	[4]	0.75	[3]	94	12
12-31-2015	23.98	0.14	[3]	1.43	1.57	(0.15)	(1.33)	—	(1.48)	24.07	6.87	0.27	[4]	0.27	[4]	0.56	[3]	94	21
12-31-2014	22.36	0.26	[3]	1.64	1.90	(0.28)	—	—	(0.28)	23.98	8.47	0.27	[4]	0.26	[4]	1.14	[3]	106	7
12-31-2013	17.33	0.17	[3]	5.04	5.21	(0.18)	—	—	(0.18)	22.36	30.07	0.27	[4]	0.27	[4]	0.88	[3]	116	2
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying fund in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying fund held by the portfolio. The range of expense ratios of the underlying fund held by the portfolio was as follows: 0.35%, 0.35%, 0.35%, 0.35% and 0.35% for the periods ended 12-31-17, 12-31-16, 12-31-15, 12-31-14 and 12-31-13, respectively.

American Growth-Income Trust
SERIES I
12-31-2017	17.58	0.18	[3]	3.37	3.55	(0.17)	(3.27)	—	(3.44)	17.69	22.03	0.63	[4]	0.62	[4]	1.00	[3]	275	8
12-31-2016	21.16	0.22	[3]	1.94	2.16	(0.19)	(5.55)	—	(5.74)	17.58	11.10	0.62	[4]	0.61	[4]	1.10	[3]	247	13
12-31-2015	24.00	0.21	[3]	(0.07)	0.14	(0.20)	(2.78)	—	(2.98)	21.16	1.11	0.62	[4]	0.61	[4]	0.89	[3]	240	17
12-31-2014	21.96	0.21	[3]	2.04	2.25	(0.21)	—	—	(0.21)	24.00	10.25	0.62	[4]	0.61	[4]	0.90	[3]	267	6
12-31-2013	16.66	0.18	[3]	5.32	5.50	(0.20)	—	—	(0.20)	21.96	33.01	0.62	[4]	0.61	[4]	0.96	[3]	270	2
SERIES II
12-31-2017	17.54	0.16	[3]	3.35	3.51	(0.15)	(3.27)	—	(3.42)	17.63	21.89	0.78	[4]	0.70	[4]	0.87	[3]	594	8
12-31-2016	21.12	0.19	[3]	1.96	2.15	(0.18)	(5.55)	—	(5.73)	17.54	11.06	0.77	[4]	0.69	[4]	0.97	[3]	585	13
12-31-2015	23.96	0.18	[3]	(0.07)	0.11	(0.17)	(2.78)	—	(2.95)	21.12	0.96	0.77	[4]	0.73	[4]	0.77	[3]	628	17
12-31-2014	21.92	0.16	[3]	2.06	2.22	(0.18)	—	—	(0.18)	23.96	10.12	0.77	[4]	0.76	[4]	0.68	[3]	730	6
12-31-2013	16.63	0.14	[3]	5.32	5.46	(0.17)	—	—	(0.17)	21.92	32.84	0.77	[4]	0.76	[4]	0.75	[3]	831	2
SERIES III
12-31-2017	17.55	0.24	[3]	3.36	3.60	(0.23)	(3.27)	—	(3.50)	17.65	22.39	0.28	[4]	0.27	[4]	1.30	[3]	222	8
12-31-2016	21.12	0.28	[3]	1.96	2.24	(0.26)	(5.55)	—	(5.81)	17.55	11.54	0.27	[4]	0.26	[4]	1.42	[3]	218	13
12-31-2015	23.96	0.29	[3]	(0.06)	0.23	(0.29)	(2.78)	—	(3.07)	21.12	1.46	0.27	[4]	0.26	[4]	1.24	[3]	219	17
12-31-2014	21.92	0.27	[3]	2.07	2.34	(0.30)	—	—	(0.30)	23.96	10.64	0.27	[4]	0.26	[4]	1.19	[3]	252	6
12-31-2013	16.62	0.24	[3]	5.33	5.57	(0.27)	—	—	(0.27)	21.92	33.50	0.27	[4]	0.26	[4]	1.27	[3]	276	2
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying fund in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying fund held by the portfolio. The expense ratios of the underlying fund held by the portfolio were as follows: 0.29%, 0.29%, 0.29%, 0.29% and 0.29% for the periods ended 12-31-17, 12-31-16, 12-31-15, 12-31-14 and 12-31-13, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
American International Trust
SERIES I
12-31-2017	17.71	0.19	[3]	5.34	5.53	(0.18)	(1.13)	—	(1.31)	21.93	31.65	0.63	[4]	0.62	[4]	0.90	[3]	132	9
12-31-2016	17.35	0.17	[3]	0.37	0.54	(0.18)	—	—	(0.18)	17.71	3.12	0.63	[4]	0.62	[4]	0.99	[3]	93	17
12-31-2015	18.45	0.22	[3]	(1.11)	(0.89)	(0.21)	—	—	(0.21)	17.35	(4.82)	0.63	[4]	0.62	[4]	1.14	[3]	98	15
12-31-2014	19.23	0.21	[3]	(0.79)	(0.58)	(0.20)	—	—	(0.20)	18.45	(3.05)	0.62	[4]	0.62	[4]	1.08	[3]	89	6
12-31-2013	16.01	0.17	[3]	3.22	3.39	(0.17)	—	—	(0.17)	19.23	21.20	0.63	[4]	0.62	[4]	1.00	[3]	92	3
SERIES II
12-31-2017	17.70	0.14	[3]	5.36	5.50	(0.15)	(1.13)	—	(1.28)	21.92	31.49	0.78	[4]	0.75	[4]	0.69	[3]	381	9
12-31-2016	17.34	0.14	[3]	0.37	0.51	(0.15)	—	—	(0.15)	17.70	2.97	0.78	[4]	0.75	[4]	0.82	[3]	361	17
12-31-2015	18.44	0.18	[3]	(1.10)	(0.92)	(0.18)	—	—	(0.18)	17.34	(4.98)	0.78	[4]	0.76	[4]	0.93	[3]	395	15
12-31-2014	19.21	0.15	[3]	(0.75)	(0.60)	(0.17)	—	—	(0.17)	18.44	(3.15)	0.77	[4]	0.77	[4]	0.79	[3]	468	6
12-31-2013	16.00	0.13	[3]	3.23	3.36	(0.15)	—	—	(0.15)	19.21	20.98	0.78	[4]	0.77	[4]	0.76	[3]	557	3
SERIES III
12-31-2017	17.65	0.24	[3]	5.35	5.59	(0.25)	(1.13)	—	(1.38)	21.86	32.12	0.28	[4]	0.27	[4]	1.16	[3]	43	9
12-31-2016	17.29	0.23	[3]	0.37	0.60	(0.24)	—	—	(0.24)	17.65	3.49	0.28	[4]	0.27	[4]	1.33	[3]	41	17
12-31-2015	18.40	0.27	[3]	(1.10)	(0.83)	(0.28)	—	—	(0.28)	17.29	(4.54)	0.28	[4]	0.27	[4]	1.44	[3]	43	15
12-31-2014	19.17	0.26	[3]	(0.77)	(0.51)	(0.26)	—	—	(0.26)	18.40	(2.66)	0.27	[4]	0.27	[4]	1.33	[3]	50	6
12-31-2013	15.96	0.23	[3]	3.21	3.44	(0.23)	—	—	(0.23)	19.17	21.58	0.28	[4]	0.27	[4]	1.31	[3]	55	3
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying fund in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from the underlying fund held by the portfolio. The expense ratios of the underlying fund held by the portfolio were as follows: 0.68%, 0.54%, 0.54%, 0.54% and 0.54% for the periods ended 12-31-17, 12-31-16, 12-31-15, 12-31-14 and 12-31-13, respectively.

Blue Chip Growth Trust
SERIES I
12-31-2017	27.45	(0.01)		9.74	9.73	(0.02)	(2.24)	—	(2.26)	34.92	36.28	0.85		0.82		(0.02)		323	25
12-31-2016	32.45	0.02		0.17	0.19	— [3]	(5.19)	—	(5.19)	27.45	0.81	0.85	[4]	0.82	[4]	0.07		270	30
12-31-2015	35.88	0.01		3.48	3.49	—	(6.92)	—	(6.92)	32.45	11.06	0.87		0.83		0.03		311	29
12-31-2014	34.23	(0.04)		3.12	3.08	—	(1.43)	—	(1.43)	35.88	9.07	0.86		0.83		(0.12)		313	26
12-31-2013	24.29	(0.01)		10.03	10.02	(0.08)	—	—	(0.08)	34.23	41.27	0.87		0.83		(0.04)		337	27
SERIES II
12-31-2017	26.89	(0.07)		9.52	9.45	—	(2.24)	—	(2.24)	34.10	35.96	1.05		1.02		(0.22)		132	25
12-31-2016	31.95	(0.04)		0.17	0.13	—	(5.19)	—	(5.19)	26.89	0.62	1.05	[4]	1.01	[4]	(0.13)		115	30
12-31-2015	35.50	(0.06)		3.43	3.37	—	(6.92)	—	(6.92)	31.95	10.83	1.07		1.03		(0.17)		136	29
12-31-2014	33.94	(0.11)		3.10	2.99	—	(1.43)	—	(1.43)	35.50	8.88	1.06		1.03		(0.32)		132	26
12-31-2013	24.10	(0.07)		9.94	9.87	(0.03)	—	—	(0.03)	33.94	40.97	1.07		1.03		(0.24)		149	27
SERIES NAV
12-31-2017	27.45	0.01		9.74	9.75	(0.04)	(2.24)	—	(2.28)	34.92	36.34	0.80		0.77		0.03		1,342	25
12-31-2016	32.45	0.04		0.17	0.21	(0.02)	(5.19)	—	(5.21)	27.45	0.85	0.80	[4]	0.76	[4]	0.12		1,182	30
12-31-2015	35.86	0.03		3.48	3.51	—	(6.92)	—	(6.92)	32.45	11.13	0.82		0.78		0.08		1,260	29
12-31-2014	34.20	(0.02)		3.11	3.09	—	(1.43)	—	(1.43)	35.86	9.11	0.81		0.78		(0.07)		1,314	26
12-31-2013	24.26	—	[3]	10.03	10.03	(0.09)	—	—	(0.09)	34.20	41.37	0.82		0.78		0.01		1,471	27
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share. 4. Includes reimbursement for overbilling of custody expenses in prior years of 0.01%.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Capital Appreciation Trust
SERIES I
12-31-2017	11.69	— [4]	4.15	4.15	(0.01)	(1.18)	—	(1.19)	14.65	36.53	0.80		0.79		0.03	192	47
12-31-2016	14.12	0.01	(0.14)	(0.13)	—	(2.30)	—	(2.30)	11.69	(1.08)	0.77	[3]	0.76	[3]	0.08	164	45
12-31-2015	15.47	— [4]	1.57	1.57	—	(2.92)	—	(2.92)	14.12	11.46	0.79		0.78		(0.01)	192	30
12-31-2014	15.78	— [4]	1.50	1.50	(0.01)	(1.80)	—	(1.81)	15.47	9.65	0.78		0.78		(0.01)	196	33
12-31-2013	11.51	0.01	4.29	4.30	(0.03)	—	—	(0.03)	15.78	37.41	0.79		0.79		0.04	205	38
SERIES II
12-31-2017	11.35	(0.02)	4.01	3.99	—	(1.18)	—	(1.18)	14.16	36.20	1.00		0.99		(0.17)	66	47
12-31-2016	13.80	(0.02)	(0.13)	(0.15)	—	(2.30)	—	(2.30)	11.35	(1.26)	0.97	[3]	0.96	[3]	(0.12)	58	45
12-31-2015	15.22	(0.03)	1.53	1.50	—	(2.92)	—	(2.92)	13.80	11.17	0.99		0.98		(0.21)	70	30
12-31-2014	15.57	(0.03)	1.48	1.45	—	(1.80)	—	(1.80)	15.22	9.47	0.98		0.98		(0.21)	73	33
12-31-2013	11.38	(0.02)	4.24	4.22	(0.03)	—	—	(0.03)	15.57	37.10	0.99		0.99		(0.16)	77	38
SERIES NAV
12-31-2017	11.71	0.01	4.15	4.16	(0.02)	(1.18)	—	(1.20)	14.67	36.51	0.75		0.74		0.08	798	47
12-31-2016	14.13	0.02	(0.14)	(0.12)	— [4]	(2.30)	—	(2.30)	11.71	(1.00)	0.72	[3]	0.71	[3]	0.12	718	45
12-31-2015	15.48	0.01	1.56	1.57	— [4]	(2.92)	—	(2.92)	14.13	11.48	0.74		0.73		0.04	691	30
12-31-2014	15.79	0.01	1.49	1.50	(0.01)	(1.80)	—	(1.81)	15.48	9.68	0.73		0.73		0.04	764	33
12-31-2013	11.51	0.01	4.30	4.31	(0.03)	—	—	(0.03)	15.79	37.51	0.74		0.74		0.09	850	38
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.03%. 4. Less than $0.005 per share.

Capital Appreciation Value Trust
SERIES I
12-31-2017	11.08	0.13	1.52	1.65	(0.17)	(0.58)	—	(0.75)	11.98	15.15	0.92		0.88		1.12	4	64
12-31-2016	11.47	0.17	0.76	0.93	(0.15)	(1.17)	—	(1.32)	11.08	8.12	0.91		0.87		1.50	3	68
12-31-2015	12.78	0.13	0.48	0.61	(0.13)	(1.79)	—	(1.92)	11.47	5.28	0.91		0.87		1.02	1	73
12-31-2014	13.02	0.15	1.38	1.53	(0.18)	(1.59)	—	(1.77)	12.78	12.22	0.91		0.87		1.18	4	69
12-31-2013	11.75	0.14	2.44	2.58	(0.16)	(1.15)	—	(1.31)	13.02	22.32	0.91		0.87		1.09	1	71
SERIES II
12-31-2017	11.04	0.11	1.52	1.63	(0.15)	(0.58)	—	(0.73)	11.94	14.99	1.12		1.08		0.92	305	64
12-31-2016	11.44	0.14	0.76	0.90	(0.13)	(1.17)	—	(1.30)	11.04	7.84	1.11		1.07		1.25	305	68
12-31-2015	12.75	0.11	0.48	0.59	(0.11)	(1.79)	—	(1.90)	11.44	5.10	1.11		1.07		0.89	316	73
12-31-2014	12.99	0.13	1.37	1.50	(0.15)	(1.59)	—	(1.74)	12.75	12.04	1.11		1.07		0.98	332	69
12-31-2013	11.74	0.11	2.42	2.53	(0.13)	(1.15)	—	(1.28)	12.99	21.93	1.11		1.07		0.88	331	71
SERIES NAV
12-31-2017	11.06	0.14	1.51	1.65	(0.18)	(0.58)	—	(0.76)	11.95	15.14	0.87		0.83		1.17	92	64
12-31-2016	11.45	0.18	0.75	0.93	(0.15)	(1.17)	—	(1.32)	11.06	8.19	0.86		0.82		1.54	75	68
12-31-2015	12.76	0.14	0.48	0.62	(0.14)	(1.79)	—	(1.93)	11.45	5.27	0.86		0.82		1.16	44	73
12-31-2014	13.00	0.16	1.38	1.54	(0.19)	(1.59)	—	(1.78)	12.76	12.38	0.86		0.82		1.22	32	69
12-31-2013	11.74	0.15	2.42	2.57	(0.16)	(1.15)	—	(1.31)	13.00	22.30	0.86		0.82		1.14	32	71
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Emerging Markets Value Trust
SERIES I
12-31-2017	8.14	0.13	2.52	2.65	(0.16)	—	—	(0.16)	10.63	32.70	1.12		1.12		1.30		8		28	[3]
12-31-2016	7.04	0.12	1.15	1.27	(0.17)	—	—	(0.17)	8.14	18.00	1.13		1.12		1.51		3		22
12-31-2015[4]	8.91	0.15	(1.85)	(1.70)	(0.17)	—	—	(0.17)	7.04	(19.08)	1.10		1.09		1.73		2		20
12-31-2014	9.92	0.17	(0.65)	(0.48)	(0.18)	(0.35)	—	(0.53)	8.91	(5.50)	1.13		1.12		1.68		3		17
12-31-2013	10.74	0.13	(0.46)	(0.33)	(0.13)	(0.36)	—	(0.49)	9.92	(3.22)	1.13		1.12		1.25		4		9
SERIES II
12-31-2017	8.14	(0.02)	2.65	2.63	(0.14)	—	—	(0.14)	10.63	32.47	1.32		1.32		(0.19)		48		28	[3]
12-31-2016	7.05	0.10	1.14	1.24	(0.15)	—	—	(0.15)	8.14	17.62	1.33		1.32		1.33		—	[5]	22
12-31-2015[4]	9.48	0.10	(2.37)	(2.27)	(0.16)	—	—	(0.16)	7.05	(24.01)[6]	1.30	[7]	1.29	[7]	2.13	[7]	—	[5]	20	[8]
SERIES NAV
12-31-2017	8.13	0.16	2.49	2.65	(0.17)	—	—	(0.17)	10.61	32.67	1.07		1.07		1.68		724		28	[3]
12-31-2016	7.03	0.12	1.15	1.27	(0.17)	—	—	(0.17)	8.13	18.08	1.07		1.06		1.67		608		22
12-31-2015[4]	8.90	0.14	(1.83)	(1.69)	(0.18)	—	—	(0.18)	7.03	(19.05)	1.05		1.04		1.72		660		20
12-31-2014	9.90	0.17	(0.63)	(0.46)	(0.19)	(0.35)	—	(0.54)	8.90	(5.36)	1.08		1.07		1.70		824		17
12-31-2013	10.72	0.14	(0.47)	(0.33)	(0.13)	(0.36)	—	(0.49)	9.90	(3.18)	1.08		1.07		1.37		1,078		9
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity. 4. The inception date for Series II shares is 5-27-15. 5. Less than $500,000. 6. Not annualized. 7. Annualized. 8. Portfolio turnover is shown for the period from 1-1-15 to 12-31-15.

Equity Income Trust
SERIES I
12-31-2017	16.67	0.32	2.24	2.56	(0.39)	(1.34)	—	(1.73)	17.50	16.29	0.82		0.78		1.88		276		21
12-31-2016	15.79	0.42	2.47	2.89	(0.36)	(1.65)	—	(2.01)	16.67	19.12	0.81	[3]	0.77	[3]	2.59		272		28
12-31-2015	19.16	0.34	(1.70)	(1.36)	(0.34)	(1.67)	—	(2.01)	15.79	(6.75)	0.87		0.83		1.91		262		34
12-31-2014	19.82	0.36	1.09	1.45	(0.35)	(1.76)	—	(2.11)	19.16	7.47	0.86		0.83		1.81		326		9
12-31-2013	15.53	0.29	4.35	4.64	(0.35)	—	—	(0.35)	19.82	29.96	0.87		0.83		1.63		348		9
SERIES II
12-31-2017	16.61	0.29	2.21	2.50	(0.35)	(1.34)	—	(1.69)	17.42	16.00	1.02		0.98		1.68		145		21
12-31-2016	15.74	0.38	2.46	2.84	(0.32)	(1.65)	—	(1.97)	16.61	18.91	1.01	[3]	0.97	[3]	2.39		148		28
12-31-2015	19.10	0.31	(1.70)	(1.39)	(0.30)	(1.67)	—	(1.97)	15.74	(6.91)	1.07		1.03		1.71		138		34
12-31-2014	19.77	0.32	1.09	1.41	(0.32)	(1.76)	—	(2.08)	19.10	7.23	1.06		1.03		1.62		172		9
12-31-2013	15.49	0.26	4.34	4.60	(0.32)	—	—	(0.32)	19.77	29.75	1.07		1.03		1.43		193		9
SERIES NAV
12-31-2017	16.61	0.33	2.22	2.55	(0.40)	(1.34)	—	(1.74)	17.42	16.28	0.77		0.73		1.93		1,393		21
12-31-2016	15.74	0.42	2.46	2.88	(0.36)	(1.65)	—	(2.01)	16.61	19.18	0.76	[3]	0.72	[3]	2.63		1,400		28
12-31-2015	19.10	0.35	(1.70)	(1.35)	(0.34)	(1.67)	—	(2.01)	15.74	(6.66)	0.82		0.78		1.97		1,270		34
12-31-2014	19.76	0.37	1.09	1.46	(0.36)	(1.76)	—	(2.12)	19.10	7.55	0.81		0.78		1.87		1,489		9
12-31-2013	15.48	0.30	4.34	4.64	(0.36)	—	—	(0.36)	19.76	30.05	0.82		0.78		1.68		1,579		9
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.03%.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Financial Industries Trust
SERIES I
12-31-2017	13.16	0.17		1.83	2.00	(0.17)	—	—	(0.17)	14.99	15.28	0.88	0.87	1.20		170	42
12-31-2016	11.18	0.18		1.97	2.15	(0.17)	—	—	(0.17)	13.16	19.37	0.88	0.87	1.66		162	45
12-31-2015	17.10	0.23		(0.75)	(0.52)	(0.13)	(5.27)	—	(5.40)	11.18	(2.65)	0.87	0.87	1.58		126	27
12-31-2014	15.85	0.15		1.22	1.37	(0.12)	—	—	(0.12)	17.10	8.65	0.93	0.93	0.95		132	113
12-31-2013	12.32	0.11		3.67	3.78	(0.10)	(0.15)	—	(0.25)	15.85	30.75	0.91	0.90	0.78		132	3
SERIES II
12-31-2017	13.07	0.14		1.81	1.95	(0.14)	—	—	(0.14)	14.88	15.02	1.08	1.07	0.99		19	42
12-31-2016	11.10	0.16		1.96	2.12	(0.15)	—	—	(0.15)	13.07	19.21	1.08	1.07	1.48		21	45
12-31-2015	17.02	0.20		(0.75)	(0.55)	(0.10)	(5.27)	—	(5.37)	11.10	(2.88)	1.07	1.07	1.39		19	27
12-31-2014	15.78	0.12		1.21	1.33	(0.09)	—	—	(0.09)	17.02	8.42	1.13	1.13	0.75		23	113
12-31-2013	12.27	0.09		3.64	3.73	(0.07)	(0.15)	—	(0.22)	15.78	30.49	1.11	1.10	0.60		27	3
SERIES NAV
12-31-2017	13.13	0.17		1.83	2.00	(0.18)	—	—	(0.18)	14.95	15.29	0.83	0.82	1.25		48	42
12-31-2016	11.15	0.19		1.96	2.15	(0.17)	—	—	(0.17)	13.13	19.47	0.83	0.82	1.72		26	45
12-31-2015	17.07	0.24		(0.75)	(0.51)	(0.14)	(5.27)	—	(5.41)	11.15	(2.58)	0.82	0.82	1.63		22	27
12-31-2014	15.83	0.16		1.21	1.37	(0.13)	—	—	(0.13)	17.07	8.64	0.88	0.88	1.00		22	113
12-31-2013	12.30	0.12		3.66	3.78	(0.10)	(0.15)	—	(0.25)	15.83	30.86	0.86	0.85	0.84		24	3
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Fundamental All Cap Core Trust
SERIES I
12-31-2017	20.89	0.11		5.58	5.69	(0.18)	(0.57)	—	(0.75)	25.83	27.70	0.76	0.76	0.46		172	42
12-31-2016	22.30	0.15		1.58	1.73	(0.12)	(3.02)	—	(3.14)	20.89	8.34	0.75	0.75	0.73		146	26
12-31-2015	22.53	0.07		0.80	0.87	—	(1.10)	—	(1.10)	22.30	4.01	0.76	0.75	0.30		168	49
12-31-2014	20.61	0.06	[3]	1.95	2.01	(0.09)	—	—	(0.09)	22.53	9.74	0.76	0.75	0.28	[3]	156	46
12-31-2013	15.30	0.11		5.37	5.48	(0.17)	—	—	(0.17)	20.61	35.88	0.76	0.76	0.60		159	41
SERIES II
12-31-2017	20.84	0.06		5.58	5.64	(0.14)	(0.57)	—	(0.71)	25.77	27.43	0.96	0.96	0.27		54	42
12-31-2016	22.23	0.11		1.56	1.67	(0.04)	(3.02)	—	(3.06)	20.84	8.12	0.95	0.95	0.53		49	26
12-31-2015	22.50	0.02		0.81	0.83	—	(1.10)	—	(1.10)	22.23	3.83	0.96	0.95	0.10		52	49
12-31-2014	20.58	0.02	[3]	1.95	1.97	(0.05)	—	—	(0.05)	22.50	9.56	0.96	0.95	0.08	[3]	59	46
12-31-2013	15.29	0.07		5.36	5.43	(0.14)	—	—	(0.14)	20.58	35.55	0.96	0.96	0.40		69	41
SERIES NAV
12-31-2017	20.98	0.12		5.62	5.74	(0.19)	(0.57)	—	(0.76)	25.96	27.77	0.71	0.71	0.51		1,662	42
12-31-2016	22.40	0.16		1.58	1.74	(0.14)	(3.02)	—	(3.16)	20.98	8.40	0.71	0.70	0.78		1,403	26
12-31-2015	22.61	0.08		0.81	0.89	—	(1.10)	—	(1.10)	22.40	4.09	0.71	0.70	0.35		1,406	49
12-31-2014	20.68	0.07	[3]	1.96	2.03	(0.10)	—	—	(0.10)	22.61	9.81	0.71	0.70	0.33	[3]	1,449	46
12-31-2013	15.36	0.11		5.39	5.50	(0.18)	—	—	(0.18)	20.68	35.86	0.71	0.71	0.64		1,433	41
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.05 and 0.21%, respectively, for all series.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Fundamental Large Cap Value Trust
SERIES I
12-31-2017	18.49	0.23		2.97	3.20	(0.33)	—	—	(0.33)	21.36	17.43	0.74		0.73		1.19		525	30
12-31-2016	17.15	0.25		1.48	1.73	(0.39)	—	—	(0.39)	18.49	10.17	0.71		0.70		1.47		541	28
12-31-2015	17.52	0.20		(0.39)	(0.19)	(0.18)	—	—	(0.18)	17.15	(1.11)	0.71		0.70		1.15		562	9
12-31-2014	15.94	0.17		1.52	1.69	(0.11)	—	—	(0.11)	17.52	10.61	0.71		0.70		1.03		621	29	[3]
12-31-2013	12.18	0.17		3.77	3.94	(0.18)	—	—	(0.18)	15.94	32.41	0.74		0.74		1.17		273	40	[3]
SERIES II
12-31-2017	18.61	0.20		2.99	3.19	(0.29)	—	—	(0.29)	21.51	17.20	0.94		0.93		0.99		205	30
12-31-2016	17.27	0.21		1.49	1.70	(0.36)	—	—	(0.36)	18.61	9.96	0.91		0.90		1.27		207	28
12-31-2015	17.64	0.17		(0.40)	(0.23)	(0.14)	—	—	(0.14)	17.27	(1.30)	0.91		0.90		0.95		220	9
12-31-2014	16.05	0.13		1.54	1.67	(0.08)	—	—	(0.08)	17.64	10.40	0.91		0.90		0.74		268	29	[3]
12-31-2013	12.27	0.14		3.79	3.93	(0.15)	—	—	(0.15)	16.05	32.11	0.94		0.94		0.99		44	40	[3]
SERIES NAV
12-31-2017	18.49	0.24		2.98	3.22	(0.34)	—	—	(0.34)	21.37	17.54	0.69		0.68		1.23		92	30
12-31-2016	17.15	0.25		1.49	1.74	(0.40)	—	—	(0.40)	18.49	10.22	0.65		0.65		1.48		83	28
12-31-2015	17.52	0.21		(0.39)	(0.18)	(0.19)	—	—	(0.19)	17.15	(1.06)	0.66		0.65		1.20		780	9
12-31-2014	15.94	0.19		1.51	1.70	(0.12)	—	—	(0.12)	17.52	10.66	0.66		0.65		1.12		903	29	[3]
12-31-2013	12.18	0.18		3.77	3.95	(0.19)	—	—	(0.19)	15.94	32.47	0.69		0.69		1.28		779	40	[3]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
Global Trust
SERIES I
12-31-2017	18.78	0.41		3.14	3.55	(0.40)	—	—	(0.40)	21.93	18.88	0.96		0.94		2.00		148	28
12-31-2016	17.95	0.34		1.33	1.67	(0.84)	—	—	(0.84)	18.78	9.47	0.89	[3]	0.87	[3]	1.87		142	23
12-31-2015	19.58	0.35		(1.60)	(1.25)	(0.38)	—	—	(0.38)	17.95	(6.42)	0.93		0.91		1.79		147	23
12-31-2014	20.50	0.47	[4]	(0.99)	(0.52)	(0.40)	—	—	(0.40)	19.58	(2.60)	0.95		0.94		2.27	[4]	180	17	[5]
12-31-2013	15.86	0.26		4.66	4.92	(0.28)	—	—	(0.28)	20.50	31.09	0.96		0.95		1.45		176	14
SERIES II
12-31-2017	18.70	0.39		3.10	3.49	(0.36)	—	—	(0.36)	21.83	18.63	1.16		1.14		1.80		44	28
12-31-2016	17.88	0.30		1.33	1.63	(0.81)	—	—	(0.81)	18.70	9.24	1.09	[3]	1.07	[3]	1.67		43	23
12-31-2015	19.51	0.31		(1.59)	(1.28)	(0.35)	—	—	(0.35)	17.88	(6.61)	1.13		1.11		1.61		46	23
12-31-2014	20.43	0.41	[4]	(0.97)	(0.56)	(0.36)	—	—	(0.36)	19.51	(2.80)	1.15		1.14		1.97	[4]	62	17	[5]
12-31-2013	15.81	0.22		4.65	4.87	(0.25)	—	—	(0.25)	20.43	30.83	1.16		1.15		1.23		34	14
SERIES NAV
12-31-2017	18.76	0.42		3.13	3.55	(0.41)	—	—	(0.41)	21.90	18.90	0.91		0.89		2.05		48	28
12-31-2016	17.94	0.40		1.27	1.67	(0.85)	—	—	(0.85)	18.76	9.47	0.84	[3]	0.83	[3]	2.24		42	23
12-31-2015	19.56	0.36		(1.59)	(1.23)	(0.39)	—	—	(0.39)	17.94	(6.34)	0.88		0.86		1.83		390	23
12-31-2014	20.47	0.48	[4]	(0.98)	(0.50)	(0.41)	—	—	(0.41)	19.56	(2.51)	0.90		0.89		2.31	[4]	474	17	[5]
12-31-2013	15.85	0.27		4.64	4.91	(0.29)	—	—	(0.29)	20.47	31.03	0.91		0.90		1.50		470	14
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.04%. 4. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.08 and 0.37%, respectively, for all series. 5. Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Health Sciences Trust
SERIES I
12-31-2017	21.83	(0.08)	5.91	5.83	—	(2.63)	—	(2.63)	25.03	27.51	1.16		1.10		(0.31)	107	39
12-31-2016	31.92	(0.09)	(3.02)	(3.11)	(0.02)	(6.96)	—	(6.98)	21.83	(10.57)	1.10	[3]	1.04	[3]	(0.34)	94	27
12-31-2015	33.55	0.03	4.30	4.33	—	(5.96)	—	(5.96)	31.92	12.69	1.07		1.02		0.09	146	43
12-31-2014	29.19	(0.16)	8.98	8.82	—	(4.46)	—	(4.46)	33.55	31.83	1.07		1.02		(0.51)	135	50
12-31-2013	20.98	(0.14)	10.72	10.58	—	(2.37)	—	(2.37)	29.19	51.15	1.16		1.10		(0.54)	106	57
SERIES II
12-31-2017	20.48	(0.12)	5.53	5.41	—	(2.63)	—	(2.63)	23.26	27.26	1.36		1.30		(0.51)	75	39
12-31-2016	30.45	(0.14)	(2.87)	(3.01)	—	(6.96)	—	(6.96)	20.48	(10.77)	1.30	[3]	1.24	[3]	(0.54)	71	27
12-31-2015	32.30	(0.03)	4.14	4.11	—	(5.96)	—	(5.96)	30.45	12.49	1.27		1.22		(0.10)	102	43
12-31-2014	28.30	(0.22)	8.68	8.46	—	(4.46)	—	(4.46)	32.30	31.54	1.27		1.22		(0.71)	103	50
12-31-2013	20.43	(0.19)	10.43	10.24	—	(2.37)	—	(2.37)	28.30	50.86	1.36		1.30		(0.74)	91	57
SERIES NAV
12-31-2017	22.09	(0.07)	5.98	5.91	—	(2.63)	—	(2.63)	25.37	27.61	1.11		1.05		(0.26)	108	39
12-31-2016	32.20	(0.08)	(3.04)	(3.12)	(0.03)	(6.96)	—	(6.99)	22.09	(10.54)	1.06	[3]	0.99	[3]	(0.29)	96	27
12-31-2015	33.78	0.05	4.33	4.38	—	(5.96)	—	(5.96)	32.20	12.76	1.02		0.97		0.13	118	43
12-31-2014	29.36	(0.15)	9.03	8.88	—	(4.46)	—	(4.46)	33.78	31.85	1.02		0.97		(0.46)	101	50
12-31-2013	21.08	(0.13)	10.78	10.65	—	(2.37)	—	(2.37)	29.36	51.24	1.11		1.05		(0.49)	73	57
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.05%.

International Equity Index Trust
SERIES I
12-31-2017	14.79	0.40	3.63	4.03	(0.38)	—	—	(0.38)	18.44	27.30	0.68		0.39		2.33	399	3
12-31-2016	14.54	0.39	0.25	0.64	(0.39)	—	—	(0.39)	14.79	4.45	0.65	[3]	0.39	[3]	2.65	277	5
12-31-2015	15.85	0.39	(1.32)	(0.93)	(0.38)	—	—	(0.38)	14.54	(5.91)	0.66		0.39		2.42	263	4
12-31-2014	17.14	0.52 [4]	(1.28)	(0.76)	(0.53)	—	—	(0.53)	15.85	(4.61)	0.62		0.39		3.03 [4]	277	3
12-31-2013	15.32	0.42	1.80	2.22	(0.40)	—	—	(0.40)	17.14	14.55	0.61		0.39		2.59	293	3
SERIES II
12-31-2017	14.81	0.36	3.63	3.99	(0.34)	—	—	(0.34)	18.46	27.04	0.88		0.59		2.14	18	3
12-31-2016	14.56	0.36	0.25	0.61	(0.36)	—	—	(0.36)	14.81	4.24	0.85	[3]	0.59	[3]	2.47	14	5
12-31-2015	15.87	0.36	(1.32)	(0.96)	(0.35)	—	—	(0.35)	14.56	(6.11)	0.86		0.59		2.25	16	4
12-31-2014	17.16	0.50 [4]	(1.30)	(0.80)	(0.49)	—	—	(0.49)	15.87	(4.80)	0.82		0.59		2.88 [4]	21	3
12-31-2013	15.34	0.39	1.80	2.19	(0.37)	—	—	(0.37)	17.16	14.32	0.81		0.59		2.43	27	3
SERIES NAV
12-31-2017	14.78	0.41	3.63	4.04	(0.38)	—	—	(0.38)	18.44	27.45	0.63		0.34		2.39	377	3
12-31-2016	14.54	0.39	0.25	0.64	(0.40)	—	—	(0.40)	14.78	4.43	0.60	[3]	0.34	[3]	2.70	298	5
12-31-2015	15.84	0.39	(1.30)	(0.91)	(0.39)	—	—	(0.39)	14.54	(5.80)	0.61		0.34		2.46	293	4
12-31-2014	17.13	0.54 [4]	(1.29)	(0.75)	(0.54)	—	—	(0.54)	15.84	(4.57)	0.57		0.34		3.13 [4]	322	3
12-31-2013	15.32	0.43	1.79	2.22	(0.41)	—	—	(0.41)	17.13	14.54	0.56		0.34		2.65	373	3
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.04%. 4. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.03 and 0.33%, respectively, for all series.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
International Growth Stock Trust
SERIES I
12-31-2017	15.43	0.24	3.13	3.37	(0.25)	—	—	(0.25)	18.55	21.86	0.93		0.92		1.35	6	28
12-31-2016	15.91	0.25	(0.46)	(0.21)	(0.27)	—	—	(0.27)	15.43	(1.31)	0.91		0.91		1.57	4	14
12-31-2015	16.58	0.23	(0.61)	(0.38)	(0.29)	—	—	(0.29)	15.91	(2.27)	0.92		0.91		1.36	3	22
12-31-2014	16.85	0.28	(0.23)	0.05	(0.32)	—	—	(0.32)	16.58	0.20	0.97		0.97		1.65	2	23
12-31-2013	14.31	0.22	2.51	2.73	(0.19)	—	—	(0.19)	16.85	19.11	0.97		0.97		1.40	3	29
SERIES II
12-31-2017	15.44	0.20	3.13	3.33	(0.21)	—	—	(0.21)	18.56	21.63	1.13		1.12		1.17	20	28
12-31-2016	15.91	0.22	(0.45)	(0.23)	(0.24)	—	—	(0.24)	15.44	(1.45)	1.11		1.10		1.38	18	14
12-31-2015	16.60	0.21	(0.63)	(0.42)	(0.27)	—	—	(0.27)	15.91	(2.53)	1.12		1.11		1.26	20	22
12-31-2014	16.87	0.25	(0.24)	0.01	(0.28)	—	—	(0.28)	16.60	—	1.17		1.17		1.44	21	23
12-31-2013	14.33	0.19	2.51	2.70	(0.16)	—	—	(0.16)	16.87	18.87	1.17		1.17		1.23	23	29
SERIES NAV
12-31-2017	15.44	0.25	3.12	3.37	(0.25)	—	—	(0.25)	18.56	21.90	0.88		0.87		1.42	370	28
12-31-2016	15.91	0.25	(0.44)	(0.19)	(0.28)	—	—	(0.28)	15.44	(1.20)	0.86		0.85		1.61	351	14
12-31-2015	16.58	0.25	(0.62)	(0.37)	(0.30)	—	—	(0.30)	15.91	(2.24)	0.87		0.86		1.52	395	22
12-31-2014	16.86	0.29	(0.25)	0.04	(0.32)	—	—	(0.32)	16.58	0.19	0.92		0.92		1.70	479	23
12-31-2013	14.31	0.23	2.51	2.74	(0.19)	—	—	(0.19)	16.86	19.19	0.92		0.92		1.47	550	29
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
International Small Company Trust
SERIES I
12-31-2017	12.46	0.20	3.50	3.70	(0.21)	—	—	(0.21)	15.95	29.46	1.18		1.17		1.42	38	14
12-31-2016	12.11	0.24	0.35	0.59	(0.24)	—	—	(0.24)	12.46	4.90	0.91	[3]	0.90	[3]	1.96	32	12
12-31-2015	11.58	0.17	0.58	0.75	(0.22)	—	—	(0.22)	12.11	6.54	1.22		1.22		1.40	34	17
12-31-2014	12.61	0.18	(1.04)	(0.86)	(0.17)	—	—	(0.17)	11.58	(6.89)	1.19		1.18		1.46	37	20
12-31-2013	10.15	0.18	2.49	2.67	(0.21)	—	—	(0.21)	12.61	26.34	1.17		1.17		1.61	46	10
SERIES II
12-31-2017	12.45	0.18	3.48	3.66	(0.18)	—	—	(0.18)	15.93	29.17	1.38		1.37		1.22	21	14
12-31-2016	12.10	0.22	0.35	0.57	(0.22)	—	—	(0.22)	12.45	4.70	1.12	[3]	1.11	[3]	1.79	18	12
12-31-2015	11.57	0.15	0.59	0.74	(0.21)	—	—	(0.21)	12.10	6.39	1.42		1.42		1.21	20	17
12-31-2014	12.60	0.16	(1.04)	(0.88)	(0.15)	—	—	(0.15)	11.57	(7.10)	1.39		1.38		1.26	21	20
12-31-2013	10.15	0.16	2.48	2.64	(0.19)	—	—	(0.19)	12.60	26.02	1.37		1.37		1.42	28	10
SERIES NAV
12-31-2017	12.46	0.21	3.50	3.71	(0.21)	—	—	(0.21)	15.96	29.60	1.13		1.12		1.42	93	14
12-31-2016	12.11	0.24	0.36	0.60	(0.25)	—	—	(0.25)	12.46	4.95	0.87	[3]	0.86	[3]	2.00	58	12
12-31-2015	11.57	0.18	0.59	0.77	(0.23)	—	—	(0.23)	12.11	6.68	1.17		1.17		1.43	53	17
12-31-2014	12.60	0.18	(1.03)	(0.85)	(0.18)	—	—	(0.18)	11.57	(6.85)	1.14		1.13		1.44	46	20
12-31-2013	10.15	0.19	2.47	2.66	(0.21)	—	—	(0.21)	12.60	26.29	1.12		1.12		1.65	44	10
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.33%.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
International Value Trust
SERIES I
12-31-2017	12.45	0.25		1.89	2.14	(0.26)	—	—	(0.26)	14.33	17.14	0.93		0.92		1.84		113		27
12-31-2016	11.33	0.23		1.15	1.38	(0.26)	—	—	(0.26)	12.45	12.24	0.76	[3]	0.75	[3]	1.95		111		27	[4]
12-31-2015	12.54	0.24		(1.21)	(0.97)	(0.24)	—	—	(0.24)	11.33	(7.81)	0.92		0.91		1.87		77		16
12-31-2014	14.78	0.42	[5]	(2.24)	(1.82)	(0.42)	—	—	(0.42)	12.54	(12.51)	0.97		0.96		2.91	[5]	95		34
12-31-2013	11.91	0.25		2.86	3.11	(0.24)	—	—	(0.24)	14.78	26.15	0.97		0.97		1.88		124		31
SERIES II
12-31-2017	12.44	0.23		1.88	2.11	(0.23)	—	—	(0.23)	14.32	16.88	1.13		1.12		1.65		69		27
12-31-2016	11.33	0.21		1.14	1.35	(0.24)	—	—	(0.24)	12.44	11.94	0.95	[3]	0.94	[3]	1.83		71		27	[4]
12-31-2015	12.52	0.21		(1.20)	(0.99)	(0.20)	—	—	(0.20)	11.33	(7.95)	1.12		1.11		1.69		59		16
12-31-2014	14.75	0.40	[5]	(2.24)	(1.84)	(0.39)	—	—	(0.39)	12.52	(12.65)	1.17		1.16		2.74	[5]	74		34
12-31-2013	11.89	0.22		2.85	3.07	(0.21)	—	—	(0.21)	14.75	25.89	1.17		1.17		1.69		102		31
SERIES NAV
12-31-2017	12.35	0.26		1.87	2.13	(0.26)	—	—	(0.26)	14.22	17.25	0.88		0.87		1.89		686		27
12-31-2016	11.25	0.25		1.11	1.36	(0.26)	—	—	(0.26)	12.35	12.20	0.69	[3]	0.68	[3]	2.16		677		27	[4]
12-31-2015	12.45	0.24		(1.19)	(0.95)	(0.25)	—	—	(0.25)	11.25	(7.72)	0.87		0.86		1.93		685		16
12-31-2014	14.68	0.43	[5]	(2.24)	(1.81)	(0.42)	—	—	(0.42)	12.45	(12.48)	0.92		0.91		2.95	[5]	868		34
12-31-2013	11.83	0.25		2.85	3.10	(0.25)	—	—	(0.25)	14.68	26.21	0.92		0.92		1.90		1,044		31
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.17%. 4. Excludes merger activity. 5. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.09 and 0.65%, respectively, for all series.

Lifestyle Aggressive Portfolio
SERIES I
12-31-2017	12.81	0.20	[3]	2.57	2.77	(0.24)	(0.20)	—	(0.44)	15.14	21.78	0.45	[4]	0.21	[4]	1.41	[3]	4		15
12-31-2016	12.33	0.26	[3]	0.90	1.16	(0.21)	(0.47)	—	(0.68)	12.81	9.55	0.47	[4]	0.21	[4]	2.05	[3]	4		9
12-31-2015	12.78	0.24	[3]	(0.44)	(0.20)	(0.22)	(0.03)	—	(0.25)	12.33	(1.56)	0.45	[4]	0.22	[4]	1.89	[3]	3		20
12-31-2014	12.74	0.23	[3]	0.47	0.70	(0.23)	(0.43)	—	(0.66)	12.78	5.42	0.61	[4]	0.19	[4]	1.79	[3]	2		38
12-31-2013[5]	12.50	0.13	[3]	0.36	0.49	(0.12)	—	(0.13)	(0.25)	12.74	3.91 [6]	79.52	[4,7]	0.22	[4,7]	1.02	[3,6]	—	[8]	—	[9]
SERIES II
12-31-2017	12.81	0.20	[3]	2.54	2.74	(0.21)	(0.20)	—	(0.41)	15.14	21.56	0.65	[4]	0.41	[4]	1.40	[3]	20		15
12-31-2016	12.33	0.19	[3]	0.95	1.14	(0.19)	(0.47)	—	(0.66)	12.81	9.35	0.67	[4]	0.41	[4]	1.55	[3]	18		9
12-31-2015	12.78	0.19	[3]	(0.41)	(0.22)	(0.20)	(0.03)	—	(0.23)	12.33	(1.75)	0.65	[4]	0.42	[4]	1.45	[3]	17		20
12-31-2014	12.74	0.23	[3]	0.44	0.67	(0.20)	(0.43)	—	(0.63)	12.78	5.21	0.81	[4]	0.39	[4]	1.77	[3]	19		38
12-31-2013[5]	12.50	0.12	[3]	0.36	0.48	(0.11)	—	(0.13)	(0.24)	12.74	3.85 [6]	79.72	[4,7]	0.42	[4,7]	0.97	[3,6]	—	[8]	—	[9]
SERIES NAV
12-31-2017	12.81	0.28	[3]	2.49	2.77	(0.24)	(0.20)	—	(0.44)	15.14	21.84	0.40	[4]	0.16	[4]	1.95	[3]	7		15
12-31-2016	12.33	0.37	[3]	0.80	1.17	(0.22)	(0.47)	—	(0.69)	12.81	9.60	0.42	[4]	0.16	[4]	2.95	[3]	2		9
12-31-2015	12.78	0.24	[3]	(0.43)	(0.19)	(0.23)	(0.03)	—	(0.26)	12.33	(1.51)	0.40	[4]	0.17	[4]	1.89	[3]	1		20
12-31-2014	12.74	0.42	[3]	0.28	0.70	(0.23)	(0.43)	—	(0.66)	12.78	5.47	0.56	[4]	0.14	[4]	3.16	[3]	1		38
12-31-2013[5]	12.50	0.13	[3]	0.36	0.49	(0.12)	—	(0.13)	(0.25)	12.74	3.92 [6]	79.47	[4,7]	0.17	[4,7]	1.02	[3,6]	—	[8]	—	[9]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.06%–0.54%, 0.08%–0.53%, 0.09%–0.53%, 0.53%–0.53% and 0.10%–0.50% for the periods ended 12-31-17, 12-31-16, 12-31-15, 12-31-14 and 12-31-13, respectively. 5. Period from 11-1-13 (commencement of operations) to 12-31-13. 6. Not annualized. 7. Annualized. 8. Less than $500,000. 9. Less than 1%.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period														Ratios and supplemental data
		Income (loss) from investment operations					Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)		From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Lifestyle Balanced Portfolio
SERIES I
12-31-2017	13.78	0.33	[3]	1.36	1.69		(0.33)	(0.16)	—	(0.49)	14.98	12.31		0.12	[4]	0.12	[4]	2.22	[3]	35		6
12-31-2016	13.59	0.32	[3]	0.51	0.83		(0.31)	(0.33)	—	(0.64)	13.78	6.11		0.12	[4]	0.11	[4]	2.31	[3]	31		11
12-31-2015	14.18	0.34	[3]	(0.34)	—	[5]	(0.33)	(0.26)	—	(0.59)	13.59	0.05		0.12	[4]	0.11	[4]	2.35	[3]	30		9
12-31-2014	13.95	0.42	[3]	0.41	0.83		(0.34)	(0.26)	—	(0.60)	14.18	5.96		0.12	[4]	0.11	[4]	2.95	[3]	28		27
12-31-2013[6]	13.99	0.16	[3]	0.09	0.25		(0.26)	(0.03)	—	(0.29)	13.95	1.77	[7]	0.14	[4,8]	0.12	[4,8]	1.12	[3,7]	—	[9]	37	[10]
SERIES II
12-31-2017	13.80	0.29	[3]	1.38	1.67		(0.30)	(0.16)	—	(0.46)	15.01	12.16		0.32	[4]	0.32	[4]	1.97	[3]	942		6
12-31-2016	13.61	0.29	[3]	0.52	0.81		(0.29)	(0.33)	—	(0.62)	13.80	5.89		0.32	[4]	0.31	[4]	2.06	[3]	909		11
12-31-2015	14.21	0.30	[3]	(0.33)	(0.03)		(0.31)	(0.26)	—	(0.57)	13.61	(0.22)		0.32	[4]	0.31	[4]	2.11	[3]	901		9
12-31-2014	13.98	0.35	[3]	0.45	0.80		(0.31)	(0.26)	—	(0.57)	14.21	5.74		0.32	[4]	0.31	[4]	2.48	[3]	932		27
12-31-2013	12.92	0.25	[3]	1.38	1.63		(0.23)	(0.34)	—	(0.57)	13.98	12.68		0.35	[4]	0.34	[4]	1.79	[3]	213		37
SERIES NAV
12-31-2017	13.77	0.34	[3]	1.35	1.69		(0.33)	(0.16)	—	(0.49)	14.97	12.38		0.07	[4]	0.07	[4]	2.40	[3]	83		6
12-31-2016	13.58	0.36	[3]	0.48	0.84		(0.32)	(0.33)	—	(0.65)	13.77	6.16		0.07	[4]	0.06	[4]	2.58	[3]	63		11
12-31-2015	14.17	0.39	[3]	(0.38)	0.01		(0.34)	(0.26)	—	(0.60)	13.58	0.10		0.07	[4]	0.06	[4]	2.76	[3]	44		9
12-31-2014	13.95	0.47	[3]	0.36	0.83		(0.35)	(0.26)	—	(0.61)	14.17	5.94		0.07	[4]	0.06	[4]	3.31	[3]	30		27
12-31-2013[6]	13.99	0.21	[3]	0.04	0.25		(0.26)	(0.03)	—	(0.29)	13.95	1.82	[7]	0.10	[4,8]	0.08	[4,8]	1.49	[3,7]	—	[9]	37	[10]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.54%–0.58%, 0.53%–0.59%, 0.53%–0.59%, 0.53%–0.59% and 0.50%–0.63% for the periods ended 12-31-17, 12-31-16, 12-31-15, 12-31-14 and 12-31-13, respectively. 5. Less than $0.005 per share. 6. The inception date for Series I and Series NAV shares is 11-1-13. 7. Not annualized. 8. Annualized. 9. Less than $500,000. 10. Portfolio turnover is shown for the period from 1-1-13 to 12-31-13.

Lifestyle Conservative Portfolio
SERIES I
12-31-2017	12.91	0.34	[3]	0.56	0.90		(0.34)	(0.08)	—	(0.42)	13.39	6.96		0.16	[4]	0.13	[4]	2.69	[3]	12		12
12-31-2016	12.85	0.35	[3]	0.21	0.56		(0.36)	(0.14)	—	(0.50)	12.91	4.39		0.14	[4]	0.13	[4]	2.65	[3]	9		19
12-31-2015	13.33	0.39	[3]	(0.37)	0.02		(0.36)	(0.14)	—	(0.50)	12.85	0.17		0.14	[4]	0.13	[4]	2.87	[3]	8		17
12-31-2014	13.18	0.53	[3]	0.20	0.73		(0.38)	(0.20)	—	(0.58)	13.33	5.55		0.15	[4]	0.13	[4]	3.96	[3]	8		56
12-31-2013[5]	13.48	0.23	[3]	(0.20)	0.03		(0.28)	(0.05)	—	(0.33)	13.18	0.20	[6]	0.27	[4,7]	0.12	[4,7]	1.74	[3,6]	—	[8]	22	[9]
SERIES II
12-31-2017	12.93	0.30	[3]	0.58	0.88		(0.32)	(0.08)	—	(0.40)	13.41	6.74		0.36	[4]	0.33	[4]	2.21	[3]	166		12
12-31-2016	12.87	0.31	[3]	0.23	0.54		(0.34)	(0.14)	—	(0.48)	12.93	4.17		0.34	[4]	0.33	[4]	2.37	[3]	178		19
12-31-2015	13.35	0.33	[3]	(0.33)	—	[10]	(0.34)	(0.14)	—	(0.48)	12.87	(0.03)		0.34	[4]	0.33	[4]	2.44	[3]	181		17
12-31-2014	13.19	0.40	[3]	0.31	0.71		(0.35)	(0.20)	—	(0.55)	13.35	5.41		0.35	[4]	0.33	[4]	2.99	[3]	188		56
12-31-2013	13.15	0.23	[3]	0.28	0.51		(0.25)	(0.22)	—	(0.47)	13.19	3.86		0.43	[4]	0.38	[4]	1.75	[3]	50		22
SERIES NAV
12-31-2017	12.90	0.35	[3]	0.56	0.91		(0.35)	(0.08)	—	(0.43)	13.38	7.01		0.11	[4]	0.08	[4]	2.75	[3]	4		12
12-31-2016	12.85	0.61	[3]	(0.05)	0.56		(0.37)	(0.14)	—	(0.51)	12.90	4.36		0.10	[4]	0.08	[4]	4.67	[3]	3		19
12-31-2015	13.33	0.46	[3]	(0.43)	0.03		(0.37)	(0.14)	—	(0.51)	12.85	0.22		0.09	[4]	0.08	[4]	3.44	[3]	1		17
12-31-2014	13.17	0.60	[3]	0.15	0.75		(0.39)	(0.20)	—	(0.59)	13.33	5.68		0.10	[4]	0.08	[4]	4.44	[3]	—	[8]	56
12-31-2013[5]	13.48	0.23	[3]	(0.21)	0.02		(0.28)	(0.05)	—	(0.33)	13.17	0.18	[6]	0.22	[4,7]	0.08	[4,7]	1.74	[3,6]	—	[8]	22	[9]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.54%–0.58%, 0.53%–0.59%, 0.53%–0.59%, 0.53%–0.59% and 0.50%–0.63% for the periods ended 12-31-17, 12-31-16, 12-31-15, 12-31-14 and 12-31-13, respectively. 5. The inception date for Series I and Series NAV shares is 11-1-13. 6. Not annualized. 7. Annualized. 8. Less than $500,000. 9. Portfolio turnover is shown for the period from 1-1-13 to 12-31-13. 10. Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Lifestyle Growth Portfolio
SERIES I
12-31-2017	14.53	0.45	[3]	1.88	2.33	(0.30)	(0.15)	—	(0.45)	16.41	16.13		0.12	[4]	0.11	[4]	3.34	[3]	242		4	[5]
12-31-2016	14.23	0.46	[3]	0.56	1.02	(0.27)	(0.45)	—	(0.72)	14.53	7.23		0.11	[4]	0.11	[4]	3.16	[3]	93		12	[5]
12-31-2015	14.85	0.32	[3]	(0.34)	(0.02)	(0.32)	(0.28)	—	(0.60)	14.23	(0.12)		0.11	[4]	0.11	[4]	2.11	[3]	39		9
12-31-2014	14.51	0.39	[3]	0.51	0.90	(0.32)	(0.24)	—	(0.56)	14.85	6.17		0.11	[4]	0.11	[4]	2.61	[3]	37		18
12-31-2013[6]	14.31	0.02	[3]	0.39 [7]	0.41	(0.19)	(0.02)	—	(0.21)	14.51	2.88	[8]	0.14	[4,9]	0.12	[4,9]	0.11	[3,8]	4		46	[10]
SERIES II
12-31-2017	14.55	0.40	[3]	1.90	2.30	(0.27)	(0.15)	—	(0.42)	16.43	15.90		0.32	[4]	0.31	[4]	2.89	[3]	6,456		4	[5]
12-31-2016	14.25	0.34	[3]	0.66	1.00	(0.25)	(0.45)	—	(0.70)	14.55	7.02		0.31	[4]	0.31	[4]	2.35	[3]	2,889		12	[5]
12-31-2015	14.86	0.29	[3]	(0.33)	(0.04)	(0.29)	(0.28)	—	(0.57)	14.25	(0.25)		0.31	[4]	0.31	[4]	1.93	[3]	1,904		9
12-31-2014	14.53	0.34	[3]	0.52	0.86	(0.29)	(0.24)	—	(0.53)	14.86	5.88		0.31	[4]	0.31	[4]	2.31	[3]	1,873		18
12-31-2013	12.75	0.23	[3]	2.16	2.39	(0.17)	(0.44)	—	(0.61)	14.53	18.86		0.34	[4]	0.34	[4]	1.65	[3]	297		46
SERIES NAV
12-31-2017	14.52	0.46	[3]	1.88	2.34	(0.31)	(0.15)	—	(0.46)	16.40	16.20		0.07	[4]	0.06	[4]	3.61	[3]	346		4	[5]
12-31-2016	14.23	0.52	[3]	0.50	1.02	(0.28)	(0.45)	—	(0.73)	14.52	7.21		0.06	[4]	0.06	[4]	3.59	[3]	109		12	[5]
12-31-2015	14.84	0.43	[3]	(0.43)	— [11]	(0.33)	(0.28)	—	(0.61)	14.23	—	[12]	0.06	[4]	0.06	[4]	2.93	[3]	30		9
12-31-2014	14.50	0.75	[3]	0.16	0.91	(0.33)	(0.24)	—	(0.57)	14.84	6.22		0.06	[4]	0.06	[4]	5.02	[3]	12		18
12-31-2013[6]	14.31	0.19	[3]	0.22 [7]	0.41	(0.20)	(0.02)	—	(0.22)	14.50	2.86	[8]	0.09	[4,9]	0.08	[4,9]	1.33	[3,8]	—	[13]	46	[10]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.54%–0.58%, 0.53%–0.59%, 0.53%–0.59%, 0.53%–0.59% and 0.50%–0.63% for the periods ended 12-31-17, 12-31-16, 12-31-15, 12-31-14 and 12-31-13, respectively. 5. Excludes merger activity. 6. The inception date for Series I and Series NAV shares is 11-1-13. 7. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the portfolio. 8. Not annualized. 9. Annualized. 10. Portfolio turnover is shown for the period from 1-1-13 to 12-31-13. 11. Less than $0.005 per share. 12. Less than 0.005%. 13. Less than $500,000.

Lifestyle Moderate Portfolio
SERIES I
12-31-2017	13.50	0.33	[4]	1.07	1.40	(0.33)	(0.13)	—	(0.46)	14.44	10.43		0.14	[3]	0.13	[3]	2.35	[4]	11		7
12-31-2016	13.37	0.34	[4]	0.40	0.74	(0.33)	(0.28)	—	(0.61)	13.50	5.50		0.13	[3]	0.12	[3]	2.48	[4]	10		14
12-31-2015	13.95	0.35	[4]	(0.34)	0.01	(0.34)	(0.25)	—	(0.59)	13.37	0.10		0.13	[3]	0.12	[3]	2.47	[4]	9		11
12-31-2014	13.82	0.43	[4]	0.38	0.81	(0.36)	(0.32)	—	(0.68)	13.95	5.91		0.13	[3]	0.13	[3]	3.03	[4]	8		38
12-31-2013[5]	13.95	0.18	[4]	(0.01)	0.17	(0.26)	(0.04)	—	(0.30)	13.82	1.23	[6]	0.21	[3,7]	0.12	[3,7]	1.34	[4,6]	—	[8]	36	[9]
SERIES II
12-31-2017	13.52	0.30	[4]	1.08	1.38	(0.30)	(0.13)	—	(0.43)	14.47	10.28		0.34	[3]	0.33	[3]	2.04	[4]	295		7
12-31-2016	13.39	0.29	[4]	0.42	0.71	(0.30)	(0.28)	—	(0.58)	13.52	5.28		0.33	[3]	0.32	[3]	2.14	[4]	295		14
12-31-2015	13.97	0.30	[4]	(0.32)	(0.02)	(0.31)	(0.25)	—	(0.56)	13.39	(0.10)		0.33	[3]	0.32	[3]	2.17	[4]	304		11
12-31-2014	13.85	0.37	[4]	0.40	0.77	(0.33)	(0.32)	—	(0.65)	13.97	5.61		0.33	[3]	0.33	[3]	2.64	[4]	323		38
12-31-2013	13.06	0.24	[4]	1.08	1.32	(0.24)	(0.29)	—	(0.53)	13.85	10.12		0.40	[3,7]	0.38	[3,7]	1.75	[4]	92		36
SERIES NAV
12-31-2017	13.49	0.35	[4]	1.07	1.42	(0.34)	(0.13)	—	(0.47)	14.44	10.56		0.09	[3]	0.08	[3]	2.59	[4]	20		7
12-31-2016	13.36	0.41	[4]	0.34	0.75	(0.34)	(0.28)	—	(0.62)	13.49	5.55		0.08	[3]	0.08	[3]	3.00	[4]	14		14
12-31-2015	13.94	0.47	[4]	(0.45)	0.02	(0.35)	(0.25)	—	(0.60)	13.36	0.15		0.08	[3]	0.07	[3]	3.36	[4]	8		11
12-31-2014	13.82	0.83	[4]	(0.02)	0.81	(0.37)	(0.32)	—	(0.69)	13.94	5.88		0.08	[3]	0.08	[3]	5.89	[4]	3		38
12-31-2013[5]	13.95	0.22	[4]	(0.04)	0.18	(0.27)	(0.04)	—	(0.31)	13.82	1.28	[6]	0.16	[3]	0.08	[3,7]	1.60	[4,6]	—	[8]	36	[9]
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.54%–0.58%, 0.53%–0.59%, 0.53%–0.59%, 0.53%–0.59% and 0.50%–0.63% for the periods ended 12-31-17, 12-31-16, 12-31-15, 12-31-14 and 12-31-13, respectively. 4. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 5. The inception date for Series I and Series NAV shares is 11-1-13. 6. Not annualized. 7. Annualized. 8. Less than $500,000. 9. Portfolio turnover is shown for the period from 1-1-13 to 12-31-13.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Cap Index Trust
SERIES I
12-31-2017	21.32	0.24	2.95	3.19	(0.11)	(1.40)	—	(1.51)	23.00	15.81	0.56		0.45	1.07	1,277	19	[3]
12-31-2016	19.66	0.25	3.56	3.81	(0.24)	(1.91)	—	(2.15)	21.32	20.11	0.56		0.45	1.24	805	22
12-31-2015	22.29	0.24	(0.83)	(0.59)	(0.22)	(1.82)	—	(2.04)	19.66	(2.59)	0.56		0.45	1.10	661	23
12-31-2014	21.82	0.23	1.79	2.02	(0.22)	(1.33)	—	(1.55)	22.29	9.35	0.56		0.46	1.05	679	14
12-31-2013	17.45	0.21	5.50	5.71	(0.22)	(1.12)	—	(1.34)	21.82	33.03	0.55		0.45	1.02	657	14
SERIES II
12-31-2017	21.24	0.19	2.93	3.12	(0.07)	(1.40)	—	(1.47)	22.89	15.51	0.76		0.65	0.85	90	19	[3]
12-31-2016	19.58	0.21	3.56	3.77	(0.20)	(1.91)	—	(2.11)	21.24	19.92	0.76		0.65	1.03	68	22
12-31-2015	22.22	0.20	(0.84)	(0.64)	(0.18)	(1.82)	—	(2.00)	19.58	(2.80)	0.76		0.65	0.89	63	23
12-31-2014	21.76	0.19	1.77	1.96	(0.17)	(1.33)	—	(1.50)	22.22	9.12	0.76		0.66	0.84	71	14
12-31-2013	17.41	0.16	5.49	5.65	(0.18)	(1.12)	—	(1.30)	21.76	32.76	0.75		0.65	0.81	82	14
SERIES NAV
12-31-2017	21.32	0.24	2.96	3.20	(0.12)	(1.40)	—	(1.52)	23.00	15.86	0.51		0.40	1.10	198	19	[3]
12-31-2016	19.65	0.26	3.57	3.83	(0.25)	(1.91)	—	(2.16)	21.32	20.17	0.51		0.40	1.30	134	22
12-31-2015	22.29	0.25	(0.84)	(0.59)	(0.23)	(1.82)	—	(2.05)	19.65	(2.54)	0.51		0.40	1.15	105	23
12-31-2014	21.82	0.25	1.78	2.03	(0.23)	(1.33)	—	(1.56)	22.29	9.40	0.51		0.41	1.11	106	14
12-31-2013	17.45	0.22	5.50	5.72	(0.23)	(1.12)	—	(1.35)	21.82	33.09	0.50		0.40	1.06	88	14
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity and in-kind transactions.

Mid Cap Stock Trust
SERIES I
12-31-2017	14.16	(0.03)	4.04	4.01	—	(0.35)	—	(0.35)	17.82	28.54	0.93		0.92	(0.16)	166	71
12-31-2016	15.17	(0.04)	0.16	0.12	—	(1.13)	—	(1.13)	14.16	0.59	0.90	[3]	0.89	(0.27)	150	85
12-31-2015	18.61	(0.05)	0.55	0.50	—	(3.94)	—	(3.94)	15.17	3.00	0.92		0.91	(0.28)	170	78
12-31-2014	21.07	(0.08)	1.68	1.60	(0.02)	(4.04)	—	(4.06)	18.61	8.02	0.92		0.91	(0.37)	188	103
12-31-2013	15.68	(0.05)	5.80	5.75	(0.01)	(0.35)	—	(0.36)	21.07	36.82	0.92		0.92	(0.27)	207	116
SERIES II
12-31-2017	13.45	(0.06)	3.83	3.77	—	(0.35)	—	(0.35)	16.87	28.26	1.13		1.12	(0.36)	85	71
12-31-2016	14.49	(0.06)	0.15	0.09	—	(1.13)	—	(1.13)	13.45	0.41	1.10	[3]	1.09	(0.47)	76	85
12-31-2015	17.99	(0.08)	0.52	0.44	—	(3.94)	—	(3.94)	14.49	2.75	1.12		1.11	(0.48)	91	78
12-31-2014	20.51	(0.11)	1.63	1.52	—	(4.04)	—	(4.04)	17.99	7.82	1.12		1.11	(0.58)	99	103
12-31-2013	15.30	(0.08)	5.64	5.56	—	(0.35)	—	(0.35)	20.51	36.51	1.12		1.12	(0.47)	121	116
SERIES NAV
12-31-2017	14.31	(0.02)	4.09	4.07	—	(0.35)	—	(0.35)	18.03	28.66	0.88		0.87	(0.12)	501	71
12-31-2016	15.32	(0.03)	0.15	0.12	—	(1.13)	—	(1.13)	14.31	0.58	0.85	[3]	0.84	(0.22)	449	85
12-31-2015	18.75	(0.04)	0.55	0.51	—	(3.94)	—	(3.94)	15.32	3.04	0.87		0.86	(0.23)	506	78
12-31-2014	21.19	(0.07)	1.70	1.63	(0.03)	(4.04)	—	(4.07)	18.75	8.12	0.87		0.86	(0.32)	562	103
12-31-2013	15.77	(0.04)	5.82	5.78	(0.01)	(0.35)	—	(0.36)	21.19	36.84	0.87		0.87	(0.23)	615	116
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.03%.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Value Trust
SERIES I
12-31-2017	11.62	0.11		1.10	1.21	(0.11)	(1.12)	—	(1.23)	11.60	11.43	1.04		0.99		0.96		312	32
12-31-2016	10.72	0.12		2.35	2.47	(0.13)	(1.44)	—	(1.57)	11.62	24.02	1.02	[3]	0.96	[3]	1.03		339	56
12-31-2015	13.96	0.13		(0.68)	(0.55)	(0.14)	(2.55)	—	(2.69)	10.72	(3.43)	1.04		0.98		0.99		276	47	[4]
12-31-2014	13.99	0.11		1.37	1.48	(0.10)	(1.41)	—	(1.51)	13.96	10.60	1.04		0.98		0.77		347	32
12-31-2013	11.49	0.09		3.47	3.56	(0.13)	(0.93)	—	(1.06)	13.99	31.39	1.04		0.99		0.67		347	37
SERIES II
12-31-2017	11.63	0.09		1.10	1.19	(0.09)	(1.12)	—	(1.21)	11.61	11.21	1.24		1.19		0.76		62	32
12-31-2016	10.73	0.09		2.36	2.45	(0.11)	(1.44)	—	(1.55)	11.63	23.77	1.21	[3]	1.16	[3]	0.83		67	56
12-31-2015	13.97	0.10		(0.67)	(0.57)	(0.12)	(2.55)	—	(2.67)	10.73	(3.64)	1.24		1.18		0.79		59	47	[4]
12-31-2014	14.00	0.08		1.38	1.46	(0.08)	(1.41)	—	(1.49)	13.97	10.39	1.24		1.18		0.57		76	32
12-31-2013	11.50	0.06		3.48	3.54	(0.11)	(0.93)	—	(1.04)	14.00	31.14	1.24		1.19		0.47		86	37
SERIES NAV
12-31-2017	11.56	0.11		1.10	1.21	(0.12)	(1.12)	—	(1.24)	11.53	11.46	0.99		0.94		0.99		434	32
12-31-2016	10.67	0.12		2.34	2.46	(0.13)	(1.44)	—	(1.57)	11.56	24.09	0.97	[3]	0.91	[3]	1.09		425	56
12-31-2015	13.91	0.13		(0.67)	(0.54)	(0.15)	(2.55)	—	(2.70)	10.67	(3.40)	0.99		0.93		1.04		408	47	[4]
12-31-2014	13.94	0.12		1.37	1.49	(0.11)	(1.41)	—	(1.52)	13.91	10.70	0.99		0.93		0.82		481	32
12-31-2013	11.45	0.09		3.47	3.56	(0.14)	(0.93)	—	(1.07)	13.94	31.47	0.99		0.94		0.72		532	37
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%. 4. The portfolio turnover rate for the year ended 12-31-15 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.

Mutual Shares Trust
SERIES I
12-31-2017	11.74	0.18		0.52	0.70	(0.66)	(5.11)	—	(5.77)	6.67	8.32	1.10		1.09		1.95		172	20
12-31-2016	11.76	0.28		1.56	1.84	(0.76)	(1.10)	—	(1.86)	11.74	16.71	1.06		1.05		2.35		173	26
12-31-2015	14.02	0.24		(0.90)	(0.66)	(0.29)	(1.31)	—	(1.60)	11.76	(4.68)	1.06		1.05		1.74		172	22
12-31-2014	13.75	0.37	[3]	0.63	1.00	(0.47)	(0.26)	—	(0.73)	14.02	7.21	1.03		1.03		2.62	[3]	200	19
12-31-2013	10.86	0.20		2.87	3.07	(0.18)	—	—	(0.18)	13.75	28.32	1.03		1.02		1.63		220	27
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.10 and 0.74%, respectively.

Real Estate Securities Trust
SERIES I
12-31-2017	18.65	0.40		0.76	1.16	(0.10)	—	—	(0.10)	19.71	6.24	0.81		0.80		2.08		77	166
12-31-2016	18.08	0.44		0.78	1.22	(0.65)	—	—	(0.65)	18.65	6.92	0.74	[3]	0.74	[3]	2.32		85	147
12-31-2015	17.95	0.36		0.11	0.47	(0.34)	—	—	(0.34)	18.08	2.68	0.79		0.79		2.02		90	152
12-31-2014	13.84	0.30		4.08	4.38	(0.27)	—	—	(0.27)	17.95	31.73	0.79		0.79		1.88		104	131
12-31-2013	14.13	0.30		(0.31)	(0.01)	(0.28)	—	—	(0.28)	13.84	(0.10)	0.80		0.79		2.02		83	104
SERIES II
12-31-2017	18.68	0.36		0.77	1.13	(0.07)	—	—	(0.07)	19.74	6.06	1.01		1.00		1.88		45	166
12-31-2016	18.11	0.40		0.78	1.18	(0.61)	—	—	(0.61)	18.68	6.69	0.94	[3]	0.93	[3]	2.11		51	147
12-31-2015	17.97	0.32		0.13	0.45	(0.31)	—	—	(0.31)	18.11	2.46	0.99		0.99		1.80		55	152
12-31-2014	13.86	0.27		4.08	4.35	(0.24)	—	—	(0.24)	17.97	31.52	0.99		0.99		1.65		66	131
12-31-2013	14.16	0.27		(0.32)	(0.05)	(0.25)	—	—	(0.25)	13.86	(0.38)	1.00		0.99		1.80		58	104
SERIES NAV
12-31-2017	18.53	0.41		0.76	1.17	(0.11)	—	—	(0.11)	19.59	6.26	0.76		0.75		2.15		254	166
12-31-2016	17.97	0.45		0.77	1.22	(0.66)	—	—	(0.66)	18.53	6.96	0.69	[3]	0.69	[3]	2.37		267	147
12-31-2015	17.84	0.38		0.10	0.48	(0.35)	—	—	(0.35)	17.97	2.80	0.74		0.74		2.12		271	152
12-31-2014	13.76	0.31		4.05	4.36	(0.28)	—	—	(0.28)	17.84	31.75	0.74		0.74		1.93		283	131
12-31-2013	14.05	0.31		(0.31)	— [4]	(0.29)	—	—	(0.29)	13.76	(0.05)	0.75		0.74		2.10		224	104
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.06%. 4. Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Science & Technology Trust
SERIES I
12-31-2017	22.48	(0.09)	9.17	9.08	(0.02)	(1.57)	—	(1.59)	29.97	41.13	1.12		1.08		(0.34)	617	91
12-31-2016	23.78	0.02	1.99	2.01	—	(3.31)	—	(3.31)	22.48	8.39	1.12	[3]	1.07	[3]	0.09	425	111
12-31-2015	27.08	(0.08)	1.43	1.35	—	(4.65)	—	(4.65)	23.78	6.69	1.12		1.07		(0.32)	437	118
12-31-2014	24.73	(0.07)	3.25	3.18	—	(0.83)	—	(0.83)	27.08	12.89	1.11		1.07		(0.29)	420	100
12-31-2013	17.23	(0.03)	7.53	7.50	—	—	—	—	24.73	43.53	1.13		1.10		(0.15)	375	105
SERIES II
12-31-2017	21.68	(0.14)	8.82	8.68	—	(1.57)	—	(1.57)	28.79	40.81	1.32		1.28		(0.54)	53	91
12-31-2016	23.09	(0.02)	1.92	1.90	—	(3.31)	—	(3.31)	21.68	8.15	1.32	[3]	1.27	[3]	(0.11)	42	111
12-31-2015	26.48	(0.13)	1.39	1.26	—	(4.65)	—	(4.65)	23.09	6.49	1.32		1.27		(0.52)	45	118
12-31-2014	24.24	(0.12)	3.19	3.07	—	(0.83)	—	(0.83)	26.48	12.70	1.31		1.27		(0.49)	48	100
12-31-2013	16.92	(0.07)	7.39	7.32	—	—	—	—	24.24	43.26	1.33		1.30		(0.35)	49	105
SERIES NAV
12-31-2017	22.68	(0.08)	9.26	9.18	(0.03)	(1.57)	—	(1.60)	30.26	41.21	1.07		1.03		(0.29)	48	91
12-31-2016	23.96	0.03	2.00	2.03	—	(3.31)	—	(3.31)	22.68	8.41	1.07	[3]	1.02	[3]	0.14	34	111
12-31-2015	27.23	(0.07)	1.45	1.38	—	(4.65)	—	(4.65)	23.96	6.77	1.07		1.02		(0.27)	29	118
12-31-2014	24.85	(0.06)	3.27	3.21	—	(0.83)	—	(0.83)	27.23	12.95	1.06		1.02		(0.24)	23	100
12-31-2013	17.31	(0.02)	7.56	7.54	—	—	—	—	24.85	43.56	1.08		1.05		(0.10)	19	105
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.01%.

Small Cap Growth Trust
SERIES I
12-31-2017	8.01	(0.06)	2.18	2.12	—	—	—	—	10.13	26.47	1.13		1.12		(0.61)	89	102
12-31-2016	8.61	(0.02)	0.20	0.18	—	(0.78)	—	(0.78)	8.01	2.29	1.09	[3]	1.08	[3]	(0.28)	79	95
12-31-2015	11.68	(0.05)	(0.87)	(0.92)	—	(2.15)	—	(2.15)	8.61	(8.85)	1.14		1.13		(0.46)	96	87
12-31-2014	12.82	(0.10)	1.00	0.90	—	(2.04)	—	(2.04)	11.68	7.57	1.14		1.13		(0.81)	117	83
12-31-2013	9.29	(0.08)	4.13	4.05	—	(0.52)	—	(0.52)	12.82	44.08	1.15		1.15		(0.71)	128	114
SERIES II
12-31-2017	7.65	(0.07)	2.08	2.01	—	—	—	—	9.66	26.27	1.33		1.32		(0.81)	31	102
12-31-2016	8.27	(0.04)	0.20	0.16	—	(0.78)	—	(0.78)	7.65	2.14	1.29	[3]	1.28	[3]	(0.47)	28	95
12-31-2015	11.33	(0.07)	(0.84)	(0.91)	—	(2.15)	—	(2.15)	8.27	(9.06)	1.34		1.33		(0.66)	32	87
12-31-2014	12.52	(0.12)	0.97	0.85	—	(2.04)	—	(2.04)	11.33	7.34	1.34		1.33		(1.01)	35	83
12-31-2013	9.10	(0.10)	4.04	3.94	—	(0.52)	—	(0.52)	12.52	43.79	1.35		1.35		(0.91)	46	114
SERIES NAV
12-31-2017	8.09	(0.05)	2.21	2.16	—	—	—	—	10.25	26.70	1.08		1.07		(0.56)	335	102
12-31-2016	8.69	(0.02)	0.20	0.18	—	(0.78)	—	(0.78)	8.09	2.27	1.04	[3]	1.03	[3]	(0.22)	267	95
12-31-2015	11.76	(0.04)	(0.88)	(0.92)	—	(2.15)	—	(2.15)	8.69	(8.78)	1.09		1.08		(0.40)	297	87
12-31-2014	12.89	(0.09)	1.00	0.91	—	(2.04)	—	(2.04)	11.76	7.60	1.09		1.08		(0.76)	350	83
12-31-2013	9.33	(0.07)	4.15	4.08	—	(0.52)	—	(0.52)	12.89	44.21	1.10		1.10		(0.66)	393	114
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.06%.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Index Trust
SERIES I
12-31-2017	14.74	0.15	1.89	2.04	(0.07)	(0.62)	—	(0.69)	16.09	14.39	0.58		0.52		0.97	416	22
12-31-2016	13.28	0.16	2.51	2.67	(0.15)	(1.06)	—	(1.21)	14.74	20.98	0.58		0.52		1.18	366	22
12-31-2015	15.40	0.16	(0.87)	(0.71)	(0.15)	(1.26)	—	(1.41)	13.28	(4.58)	0.58		0.52		1.06	286	19
12-31-2014	15.83	0.14	0.55	0.69	(0.14)	(0.98)	—	(1.12)	15.40	4.59	0.57		0.52		0.93	302	20
12-31-2013	12.39	0.15	4.57	4.72	(0.22)	(1.06)	—	(1.28)	15.83	38.58	0.57		0.52		1.03	317	17
SERIES II
12-31-2017	14.66	0.11	1.89	2.00	(0.04)	(0.62)	—	(0.66)	16.00	14.18	0.78		0.72		0.75	42	22
12-31-2016	13.22	0.13	2.50	2.63	(0.13)	(1.06)	—	(1.19)	14.66	20.70	0.78		0.72		0.98	45	22
12-31-2015	15.34	0.13	(0.87)	(0.74)	(0.12)	(1.26)	—	(1.38)	13.22	(4.79)	0.78		0.72		0.85	40	19
12-31-2014	15.77	0.11	0.55	0.66	(0.11)	(0.98)	—	(1.09)	15.34	4.41	0.77		0.72		0.72	52	20
12-31-2013	12.35	0.12	4.55	4.67	(0.19)	(1.06)	—	(1.25)	15.77	38.31	0.77		0.72		0.81	64	17
SERIES NAV
12-31-2017	14.75	0.16	1.89	2.05	(0.08)	(0.62)	—	(0.70)	16.10	14.43	0.53		0.47		1.02	137	22
12-31-2016	13.29	0.17	2.51	2.68	(0.16)	(1.06)	—	(1.22)	14.75	21.01	0.53		0.47		1.23	115	22
12-31-2015	15.42	0.17	(0.88)	(0.71)	(0.16)	(1.26)	—	(1.42)	13.29	(4.59)	0.53		0.47		1.12	87	19
12-31-2014	15.84	0.15	0.56	0.71	(0.15)	(0.98)	—	(1.13)	15.42	4.71	0.52		0.47		1.00	95	20
12-31-2013	12.39	0.16	4.57	4.73	(0.22)	(1.06)	—	(1.28)	15.84	38.72	0.52		0.47		1.08	76	17
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Small Cap Opportunities Trust
SERIES I
12-31-2017	31.06	0.09	3.08	3.17	(0.13)	(2.09)	—	(2.22)	32.01	11.07	1.10		1.02		0.29	97	41
12-31-2016	28.76	0.12	5.16	5.28	(0.14)	(2.84)	—	(2.98)	31.06	19.47	1.08	[3]	0.99	[3]	0.43	99	32
12-31-2015	31.56	0.12	(1.75)	(1.63)	(0.03)	(1.14)	—	(1.17)	28.76	(5.17)	1.10		1.00		0.39	94	25
12-31-2014	30.84	0.02	0.71	0.73	(0.01)	—	—	(0.01)	31.56	2.38	1.10		1.00		0.08	112	40
12-31-2013	22.13	0.01	8.87	8.88	(0.17)	—	—	(0.17)	30.84	40.16	1.11		1.02		0.05	131	22
SERIES II
12-31-2017	30.58	0.03	3.04	3.07	(0.08)	(2.09)	—	(2.17)	31.48	10.86	1.30		1.22		0.09	39	41
12-31-2016	28.35	0.07	5.08	5.15	(0.08)	(2.84)	—	(2.92)	30.58	19.25	1.28	[3]	1.19	[3]	0.23	39	32
12-31-2015	31.16	0.06	(1.73)	(1.67)	—	(1.14)	—	(1.14)	28.35	(5.34)	1.30		1.20		0.19	39	25
12-31-2014	30.51	(0.04)	0.69	0.65	—	—	—	—	31.16	2.13	1.30		1.20		(0.12)	46	40
12-31-2013	21.90	(0.04)	8.78	8.74	(0.13)	—	—	(0.13)	30.51	39.92	1.31		1.22		(0.17)	57	22
SERIES NAV
12-31-2017	30.90	0.11	3.08	3.19	(0.15)	(2.09)	—	(2.24)	31.85	11.19	1.05		0.97		0.34	29	41
12-31-2016	28.63	0.14	5.13	5.27	(0.16)	(2.84)	—	(3.00)	30.90	19.51	1.03	[3]	0.94	[3]	0.48	85	32
12-31-2015	31.42	0.14	(1.75)	(1.61)	(0.04)	(1.14)	—	(1.18)	28.63	(5.12)	1.05		0.95		0.44	86	25
12-31-2014	30.70	0.04	0.70	0.74	(0.02)	—	—	(0.02)	31.42	2.43	1.05		0.95		0.14	124	40
12-31-2013	22.02	0.02	8.84	8.86	(0.18)	—	—	(0.18)	30.70	40.27	1.06		0.97		0.08	125	22
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.03%.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Value Trust
SERIES I
12-31-2017	21.51	0.23		0.36	0.59	(0.19)	(1.66)	—	(1.85)	20.25	3.73	1.13		1.12		1.10		309	19
12-31-2016	20.30	0.14		4.14	4.28	(0.14)	(2.93)	—	(3.07)	21.51	22.67	1.10	[3]	1.10	[3]	0.69		373	16
12-31-2015	24.61	0.12		(0.62)	(0.50)	(0.10)	(3.71)	—	(3.81)	20.30	(1.36)	1.12		1.11		0.51		323	22
12-31-2014	26.09	0.16	[4]	1.55	1.71	(0.16)	(3.03)	—	(3.19)	24.61	7.18	1.12		1.12		0.63	[4]	349	22
12-31-2013	20.70	0.06		6.79	6.85	(0.13)	(1.33)	—	(1.46)	26.09	33.32	1.13		1.12		0.23		376	24
SERIES II
12-31-2017	21.40	0.19		0.35	0.54	(0.15)	(1.66)	—	(1.81)	20.13	3.50	1.33		1.32		0.89		35	19
12-31-2016	20.21	0.10		4.12	4.22	(0.10)	(2.93)	—	(3.03)	21.40	22.45	1.30	[3]	1.29	[3]	0.49		41	16
12-31-2015	24.52	0.07		(0.62)	(0.55)	(0.05)	(3.71)	—	(3.76)	20.21	(1.57)	1.32		1.31		0.30		36	22
12-31-2014	26.01	0.11	[4]	1.54	1.65	(0.11)	(3.03)	—	(3.14)	24.52	6.96	1.32		1.32		0.43	[4]	43	22
12-31-2013	20.66	0.01		6.77	6.78	(0.10)	(1.33)	—	(1.43)	26.01	33.00	1.33		1.32		0.03		49	24
SERIES NAV
12-31-2017	21.44	0.23		0.37	0.60	(0.20)	(1.66)	—	(1.86)	20.18	3.79	1.08		1.07		1.12		312	19
12-31-2016	20.25	0.15		4.12	4.27	(0.15)	(2.93)	—	(3.08)	21.44	22.68	1.05	[3]	1.05	[3]	0.74		313	16
12-31-2015	24.56	0.13		(0.62)	(0.49)	(0.11)	(3.71)	—	(3.82)	20.25	(1.31)	1.07		1.06		0.56		292	22
12-31-2014	26.04	0.17	[4]	1.55	1.72	(0.17)	(3.03)	—	(3.20)	24.56	7.25	1.07		1.07		0.68	[4]	330	22
12-31-2013	20.67	0.07		6.77	6.84	(0.14)	(1.33)	—	(1.47)	26.04	33.33	1.08		1.07		0.28		371	24
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%. 4. Net investment income per share and the percentage of average net assets reflect special dividends received by the portfolio, which amounted to $0.06 and 0.22% for all series, respectively.

Small Company Value Trust
SERIES I
12-31-2017	22.06	0.07		2.07	2.14	(0.05)	(3.29)	—	(3.34)	20.86	11.49	1.15		1.09		0.34		66	19
12-31-2016	19.68	0.17		5.72	5.89	(0.15)	(3.36)	—	(3.51)	22.06	32.32	1.12	[3]	1.06	[3]	0.83		72	24
12-31-2015	24.72	0.20		(1.61)	(1.41)	(0.30)	(3.33)	—	(3.63)	19.68	(5.60)	1.13		1.07		0.86		60	35
12-31-2014	25.26	0.14		(0.12)	0.02	(0.01)	(0.55)	—	(0.56)	24.72	0.11	1.12		1.06		0.55		74	16
12-31-2013	19.50	0.07		6.08	6.15	(0.39)	—	—	(0.39)	25.26	31.61	1.13		1.07		0.32		88	7
SERIES II
12-31-2017	21.71	0.03		2.02	2.05	(0.04)	(3.29)	—	(3.33)	20.43	11.26	1.35		1.29		0.14		55	19
12-31-2016	19.42	0.13		5.63	5.76	(0.11)	(3.36)	—	(3.47)	21.71	32.05	1.32	[3]	1.26	[3]	0.63		58	24
12-31-2015	24.40	0.15		(1.58)	(1.43)	(0.22)	(3.33)	—	(3.55)	19.42	(5.79)	1.33		1.27		0.66		49	35
12-31-2014	24.99	0.08		(0.12)	(0.04)	—	(0.55)	—	(0.55)	24.40	(0.12)	1.32		1.26		0.34		61	16
12-31-2013	19.32	0.03		6.02	6.05	(0.38)	—	—	(0.38)	24.99	31.41	1.33		1.27		0.12		75	7
SERIES NAV
12-31-2017	22.00	0.08		2.07	2.15	(0.05)	(3.29)	—	(3.34)	20.81	11.58	1.10		1.04		0.39		178	19
12-31-2016	19.64	0.17		5.71	5.88	(0.16)	(3.36)	—	(3.52)	22.00	32.33	1.07	[3]	1.01	[3]	0.86		156	24
12-31-2015	24.69	0.21		(1.60)	(1.39)	(0.33)	(3.33)	—	(3.66)	19.64	(5.51)	1.08		1.02		0.91		187	35
12-31-2014	25.22	0.15		(0.12)	0.03	(0.01)	(0.55)	—	(0.56)	24.69	0.14	1.07		1.01		0.60		224	16
12-31-2013	19.46	0.09		6.06	6.15	(0.39)	—	—	(0.39)	25.22	31.68	1.08		1.02		0.38		259	7
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.03%.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Strategic Equity Allocation Trust
SERIES NAV
12-31-2017	16.86	0.32		3.31	3.63	(0.34)	(0.27)	—	(0.61)	19.88	21.77	0.66		0.54		1.72		11,485	5
12-31-2016	16.09	0.32		1.08	1.40	(0.29)	(0.34)	—	(0.63)	16.86	8.81	0.67		0.53		1.96		11,117	18
12-31-2015	17.14	0.31		(0.39)	(0.08)	(0.32)	(0.65)	—	(0.97)	16.09	(0.35)	0.67		0.53		1.83		9,945	7
12-31-2014	16.85	0.33		0.75	1.08	(0.32)	(0.47)	—	(0.79)	17.14	6.40	0.66		0.52		1.92		11,176	13
12-31-2013	13.27	0.27		3.60	3.87	(0.25)	(0.04)	—	(0.29)	16.85	29.23	0.66		0.50		1.77		11,162	19
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Total Stock Market Index Trust
SERIES I
12-31-2017	19.21	0.31		3.58	3.89	(0.28)	(0.43)	—	(0.71)	22.39	20.59	0.57		0.53		1.48		584	6	[3]
12-31-2016	17.61	0.29		1.87	2.16	(0.26)	(0.30)	—	(0.56)	19.21	12.38	0.57		0.57		1.61		473	3
12-31-2015	18.53	0.26		(0.40)	(0.14)	(0.24)	(0.54)	—	(0.78)	17.61	(0.64)	0.57		0.56		1.41		440	4
12-31-2014	17.08	0.24		1.71	1.95	(0.21)	(0.29)	—	(0.50)	18.53	11.47	0.57		0.56		1.38		465	5
12-31-2013	13.15	0.21		4.16	4.37	(0.22)	(0.22)	—	(0.44)	17.08	33.39	0.56		0.56		1.38		424	3
SERIES II
12-31-2017	19.15	0.27		3.56	3.83	(0.24)	(0.43)	—	(0.67)	22.31	20.33	0.77		0.73		1.28		45	6	[3]
12-31-2016	17.56	0.25		1.87	2.12	(0.23)	(0.30)	—	(0.53)	19.15	12.15	0.77		0.77		1.41		36	3
12-31-2015	18.48	0.22		(0.40)	(0.18)	(0.20)	(0.54)	—	(0.74)	17.56	(0.83)	0.77		0.76		1.20		35	4
12-31-2014	17.03	0.21		1.71	1.92	(0.18)	(0.29)	—	(0.47)	18.48	11.30	0.77		0.76		1.17		42	5
12-31-2013	13.12	0.18		4.14	4.32	(0.19)	(0.22)	—	(0.41)	17.03	33.09	0.76		0.76		1.19		44	3
SERIES NAV
12-31-2017	19.20	0.32		3.58	3.90	(0.29)	(0.43)	—	(0.72)	22.38	20.65	0.52		0.48		1.53		165	6	[3]
12-31-2016	17.61	0.30		1.86	2.16	(0.27)	(0.30)	—	(0.57)	19.20	12.38	0.52		0.52		1.67		132	3
12-31-2015	18.52	0.27		(0.39)	(0.12)	(0.25)	(0.54)	—	(0.79)	17.61	(0.53)	0.52		0.51		1.46		99	4
12-31-2014	17.08	0.25		1.70	1.95	(0.22)	(0.29)	—	(0.51)	18.52	11.46	0.52		0.51		1.43		95	5
12-31-2013	13.15	0.22		4.16	4.38	(0.23)	(0.22)	—	(0.45)	17.08	33.45	0.51		0.51		1.44		88	3
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
Utilities Trust
SERIES I
12-31-2017	12.60	0.40		1.46	1.86	(0.34)	—	—	(0.34)	14.12	14.74	0.94		0.93		2.90		260	26
12-31-2016	12.05	0.39		0.99	1.38	(0.60)	(0.23)	—	(0.83)	12.60	11.36	0.89	[3]	0.88	[3]	3.00		278	31
12-31-2015	16.27	0.38		(2.66)	(2.28)	(0.46)	(1.48)	—	(1.94)	12.05	(14.76)	0.92		0.92		2.51		298	37
12-31-2014	15.44	0.49	[4]	1.48	1.97	(0.51)	(0.63)	—	(1.14)	16.27	12.59	0.93		0.92		2.93	[4]	441	53
12-31-2013	13.06	0.48		2.20	2.68	(0.30)	—	—	(0.30)	15.44	20.57	0.95		0.95		3.25		416	58
SERIES II
12-31-2017	12.47	0.37		1.44	1.81	(0.31)	—	—	(0.31)	13.97	14.52	1.14		1.13		2.70		15	26
12-31-2016	11.93	0.36		0.98	1.34	(0.57)	(0.23)	—	(0.80)	12.47	11.16	1.09		1.08		2.80		15	31
12-31-2015	16.14	0.34		(2.64)	(2.30)	(0.43)	(1.48)	—	(1.91)	11.93	(15.02)	1.12		1.12		2.30		15	37
12-31-2014	15.32	0.46	[4]	1.47	1.93	(0.48)	(0.63)	—	(1.11)	16.14	12.41	1.13		1.12		2.79	[4]	23	53
12-31-2013	12.96	0.41		2.22	2.63	(0.27)	—	—	(0.27)	15.32	20.35	1.15		1.15		2.81		25	58
SERIES NAV
12-31-2017	12.58	0.41		1.45	1.86	(0.34)	—	—	(0.34)	14.10	14.82	0.89		0.88		2.95		30	26
12-31-2016	12.03	0.39		0.99	1.38	(0.60)	(0.23)	—	(0.83)	12.58	11.43	0.84		0.84		3.02		28	31
12-31-2015	16.26	0.39		(2.67)	(2.28)	(0.47)	(1.48)	—	(1.95)	12.03	(14.79)	0.87		0.87		2.58		30	37
12-31-2014	15.42	0.50	[4]	1.49	1.99	(0.52)	(0.63)	—	(1.15)	16.26	12.72	0.88		0.87		2.98	[4]	40	53
12-31-2013	13.04	0.45		2.24	2.69	(0.31)	—	—	(0.31)	15.42	20.65	0.90		0.90		3.06		32	58
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.04%. 4. Net investment income per share and the percentage of average net assets reflects special dividends received by the portfolio, which amounted to $0.09 and 0.52% for all series, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to financial statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust), is a no load, open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (portfolios), forty of which are presented in this report.

American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust and American International Trust (collectively, the JHVIT Feeder Funds), Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio and Lifestyle Moderate Portfolio (collectively, the Lifestyle Portfolios) operate as “funds of funds,” investing in shares of mutual funds (underlying funds). The American Funds Insurance Series’ accounting policies are outlined in their financial statements, available at the Securities and Exchange Commission’s (SEC) website at www.sec.gov, or at the SEC’s public reference room in Washington, D.C. These funds are not covered by this report.

Effective April 28, 2017, All Cap Core Trust merged into Total Stock Market Index Trust.

Effective October 27, 2017, American New World Trust merged into Emerging Markets Value Trust, Core Strategy Trust merged into Lifestyle Growth Portfolio, and Value Trust merged into Mid Cap Index Trust.

Effective October 27, 2017, the portfolios changed their names as follows:

New Portfolio Name	Former Portfolio Name
500 Index Trust	500 Index Trust B
International Equity Index Trust	International Equity Index Trust B
Lifestyle Aggressive Portfolio	Lifestyle Aggressive PS Series
Lifestyle Growth Portfolio	Lifestyle Growth PS Series
Lifestyle Balanced Portfolio	Lifestyle Balanced PS Series
Lifestyle Moderate Portfolio	Lifestyle Moderate PS Series
Lifestyle Conservative Portfolio	Lifestyle Conservative PS Series

The portfolios may offer multiple classes of shares: Series I, Series II, Series III and Series NAV. The shares currently offered by a specific portfolio are shown on the Statements of assets and liabilities. Shares of the portfolios are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Advisor) and Manulife Financial Corporation (MFC) except in the case of the Emerging Markets Value Trust and International Equity Index Trust where Series NAV shares are also offered to variable insurance products of external insurance companies. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation.  Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios’ Valuation Policies and Procedures.

In order to value the securities, the portfolios use the following valuation techniques: Equity securities, including exchange-traded funds, held by the portfolios are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Except for investments in exchange-traded funds, investments by the portfolios in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the portfolios’ Pricing Committee, following procedures established by the Board of Trustees. The portfolios use fair value adjustment factors provided by an

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of December 31, 2017, for American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Moderate Portfolio, Real Estate Securities Trust and Small Company Value Trust, all investments are categorized as Level 1 under the hierarchy described above.

As of December 31, 2017, for 500 Index Trust, Fundamental All Cap Core Trust and Mid Cap Index Trust, all investments, including futures, are categorized as Level 1 except repurchase agreements and U.S. Government Agency, which are categorized as Level 2.

The following is a summary of the values by input classification of the remaining portfolios’ investments as of December 31, 2017, by major security category or type:

	Total value at 12-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Alpha Opportunities Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$16,137,906	$15,383,004	$655,990	$98,912
Consumer staples	7,996,094	6,684,303	1,311,791	—
Energy	6,940,043	6,940,043	—	—
Financials	31,216,523	30,766,320	450,203	—
Health care	15,411,705	14,525,940	885,765	—
Industrials	21,391,056	20,783,605	607,451	—
Information technology	21,566,312	20,725,436	638,470	202,406
Materials	6,471,178	6,366,859	104,319	—
Real estate	1,804,132	1,756,001	—	48,131
Telecommunication services	2,374,599	2,374,599	—	—
Utilities	2,491,623	2,491,623	—	—
Preferred securities
Consumer discretionary	1,080,605	—	—	1,080,605
Information technology	7,583,818	—	—	7,583,818
Real estate	1,982,003	—	807,574	1,174,429
Warrants	20,681	20,681	—	—
Short-term investments	3,300,000	—	3,300,000	—
Total investments in securities	$147,768,278	$128,818,414	$8,761,563	$10,188,301

Blue Chip Growth Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$369,654,147	$369,654,147	—	—
Consumer staples	11,743,684	11,743,684	—	—
Financials	153,874,204	153,874,204	—	—
Health care	297,521,720	297,521,720	—	—
Industrials	154,878,422	154,878,422	—	—
Information technology	767,359,929	724,090,314	$43,269,615	—
Materials	10,780,644	10,780,644	—	—
Real estate	21,419,962	21,419,962	—	—
Utilities	3,033,943	3,033,943	—	—
Securities lending collateral	16,236,785	16,236,785	—	—
Short-term investments	6,225,083	6,225,083	—	—
Total investments in securities	$1,812,728,523	$1,769,458,908	$43,269,615	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total value at 12-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Capital Appreciation Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$206,648,406	$185,452,733	$21,195,673	—
Consumer staples	47,797,285	47,797,285	—	—
Energy	14,941,031	14,941,031	—	—
Financials	38,663,835	38,663,835	—	—
Health care	104,639,650	104,639,650	—	—
Industrials	77,554,895	77,554,895	—	—
Information technology	537,900,635	504,120,781	33,779,854	—
Materials	14,385,835	14,385,835	—	—
Real estate	5,990,655	5,990,655	—	—
Securities lending collateral	14,124,671	14,124,671	—	—
Short-term investments	327,587	327,587	—	—
Total investments in securities	$1,062,974,485	$1,007,998,958	$54,975,527	—

Capital Appreciation Value Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$37,276,784	$37,276,784	—	—
Consumer staples	30,224,669	26,846,418	$3,378,251	—
Energy	4,220,648	3,434,933	785,715	—
Financials	28,914,724	27,172,982	1,741,742	—
Health care	63,011,252	63,011,252	—	—
Industrials	22,842,964	20,611,539	2,231,425	—
Information technology	66,062,328	66,062,328	—	—
Materials	3,480,958	1,400,829	2,080,129	—
Real estate	1,400,159	1,400,159	—	—
Utilities	5,797,887	5,797,887	—	—
Preferred securities
Financials	2,215,685	2,215,685	—	—
Health care	4,047,731	4,047,731	—	—
Real estate	1,977,897	1,631,355	346,542	—
Utilities	5,368,363	5,368,363	—	—
U.S. Government and Agency obligations	9,733,586	—	9,733,586	—
Corporate bonds	78,380,553	—	78,380,553	—
Term loans	5,897,645	—	5,897,645	—
Asset backed securities	664,992	—	664,992	—
Purchased options	446,980	—	446,980	—
Securities lending collateral	2,717,825	2,717,825	—	—
Short-term investments	32,715,202	28,966,202	3,749,000	—
Total investments in securities	$407,398,832	$297,962,272	$109,436,560	—
Derivatives:
Liabilities
Written options	($4,254,499)	($6,390)	($4,248,109)	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total value at 12-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Emerging Markets Value Trust
Investments in securities:
Assets
Common stocks
Brazil	$52,181,828	$4,687,787	$47,494,041	—
Chile	10,084,879	1,671,094	8,413,785	—
China	96,992,422	6,040,240	90,922,202	$29,980
Colombia	3,650,284	3,650,284	—	—
Czech Republic	2,193,991	—	2,193,991	—
Greece	296,398	—	296,398	—
Hong Kong	35,410,732	1,733,354	33,583,072	94,306
Hungary	2,631,033	—	2,631,033	—
India	105,178,575	3,607,235	101,564,032	7,308
Indonesia	19,408,129	8,838	19,399,291	—
Laos	16,410	—	16,410	—
Malaysia	20,788,042	—	20,788,042	—
Malta	206,435	—	206,435	—
Mexico	27,108,410	27,108,410	—	—
Philippines	9,105,548	—	9,105,429	119
Poland	11,344,481	—	11,344,481	—
Russia	14,603,464	—	14,603,464	—
Singapore	25,353	—	25,353	—
South Africa	61,739,754	4,031,175	57,708,579	—
South Korea	139,809,125	20,588,911	118,461,809	758,405
Taiwan	125,251,221	2,056,038	123,195,183	—
Thailand	20,557,666	—	20,552,398	5,268
Turkey	11,053,233	—	11,050,194	3,039
Ukraine	210,770	—	210,770	—
Preferred securities
Brazil	12,321,511	—	12,321,511	—
Colombia	671,520	671,520	—	—
Malaysia	12,829	—	—	12,829
Panama	129,377	129,377	—	—
Warrants	29,624	29,624	—	—
Rights	10,164	1,521	8,643	—
Securities lending collateral	21,066,158	21,066,158	—	—
Total investments in securities	$804,089,366	$97,081,566	$706,096,546	$911,254

Equity Income Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$137,859,249	$137,859,249	—	—
Consumer staples	141,960,160	137,561,452	$4,398,708	—
Energy	175,244,369	140,367,760	34,876,609	—
Financials	480,903,967	480,903,967	—	—
Health care	197,840,718	187,011,630	10,829,088	—
Industrials	157,365,942	157,365,942	—	—
Information technology	181,819,333	181,819,333	—	—
Materials	99,955,842	96,387,424	3,568,418	—
Real estate	37,196,366	37,196,366	—	—
Telecommunication services	53,849,260	41,988,059	11,861,201	—
Utilities	84,053,929	84,053,929	—	—
Preferred securities	29,681,138	29,681,138	—	—
Corporate bonds	8,389,774	—	8,389,774	—
Securities lending collateral	41,649,860	41,649,860	—	—
Short-term investments	25,119,456	25,119,456	—	—
Total investments in securities	$1,852,889,363	$1,778,965,565	$73,923,798	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total value at 12-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Financial Industries Trust
Investments in securities:
Assets
Common stocks
Banks	$131,409,131	$106,192,291	$25,216,840	—
Capital markets	24,243,596	12,748,932	11,494,664	—
Consumer finance	11,686,533	11,686,533	—	—
Diversified financial services	8,164,570	5,611,608	2,552,962	—
Insurance	38,726,337	37,624,196	1,102,141	—
Thrifts and mortgage finance	2,656,991	2,656,991	—	—
IT services	608,381	608,381	—	—
Equity real estate investment trusts	10,759,630	5,271,672	5,487,958	—
Real estate management and development	1,147,093	—	1,147,093	—
Preferred securities	436,799	—	436,799	—
Corporate bonds	484,640	—	484,640	—
Securities lending collateral	104,265	104,265	—	—
Short-term investments	6,861,851	—	6,861,851	—
Total investments in securities	$237,289,817	$182,504,869	$54,784,948	—

Fundamental Large Cap Value Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$70,041,905	$70,041,905	—	—
Consumer staples	41,232,940	12,821,578	$28,411,362	—
Energy	75,747,008	75,747,008	—	—
Financials	307,385,234	307,385,234	—	—
Health care	88,968,541	88,968,541	—	—
Industrials	114,495,065	114,495,065	—	—
Information technology	103,680,813	103,680,813	—	—
Materials	17,309,980	17,309,980	—	—
Short-term investments	6,401,866	—	6,401,866	—
Total investments in securities	$825,263,352	$790,450,124	$34,813,228	—

Global Trust
Investments in securities:
Assets
Common stocks
Canada	$6,325,250	$6,325,250	—	—
China	9,008,790	5,784,270	$3,224,520	—
France	12,600,658	—	12,600,658	—
Germany	8,469,990	—	8,469,990	—
Hong Kong	3,455,582	—	3,455,582	—
India	2,179,794	—	2,179,794	—
Ireland	4,760,882	4,297,351	463,531	—
Israel	4,502,710	4,502,710	—	—
Italy	3,711,065	—	3,711,065	—
Japan	10,949,601	—	10,949,601	—
Luxembourg	3,470,680	—	3,470,680	—
Netherlands	13,965,009	—	13,965,009	—
Portugal	2,334,362	—	2,334,362	—
Russia	1,885,875	1,885,875	—	—
Singapore	4,936,794	—	4,936,794	—
South Korea	12,135,694	4,661,960	7,473,734	—
Spain	1,632,471	—	1,632,471	—
Sweden	4,562,288	—	4,562,288	—
Switzerland	6,614,712	—	6,614,712	—
Taiwan	860,399	—	860,399	—
Thailand	2,869,654	—	2,869,654	—
United Kingdom	26,304,186	—	26,304,186	—
United States	86,018,963	86,018,963	—	—
Corporate bonds	$1,086,301	—	$1,086,301	—
Securities lending collateral	10,048,267	$10,048,267	—	—
Short-term investments	4,200,000	—	4,200,000	—
Total investments in securities	$248,889,977	$123,524,646	$125,365,331	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total value at 12-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Health Sciences Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$144,953	—	—	$144,953
Consumer staples	2,268,249	$1,450,000	$818,249	—
Health care	283,448,340	276,897,347	5,984,052	566,941
Preferred securities
Consumer discretionary	323,681	—	—	323,681
Health care	1,083,804	1,083,804	—	—
Information technology	163,429	—	—	163,429
Convertible bonds	435,220	—	435,220	—
Rights	5,285	5,285	—	—
Purchased options	29,480	29,480	—	—
Short-term investments	491,291	491,291	—	—
Total investments in securities	$288,393,732	$279,957,207	$7,237,521	$1,199,004

International Equity Index Trust
Investments in securities:
Assets
Common stocks
Australia	$36,623,178	—	$36,623,178	—
Austria	1,317,637	—	1,317,637	—
Belgium	5,829,519	—	5,829,519	—
Brazil	8,572,193	$347,954	8,224,239	—
Canada	52,043,132	52,043,132	—	—
Chile	2,190,737	1,806,649	384,088	—
China	49,915,588	14,097,446	35,818,142	—
Colombia	732,145	732,145	—	—
Czech Republic	306,510	—	306,510	—
Denmark	9,548,616	—	9,548,616	—
Egypt	186,087	—	186,087	—
Finland	4,942,170	—	4,942,170	—
France	54,883,140	—	54,883,140	—
Germany	49,074,504	—	49,074,504	—
Greece	719,714	—	719,714	—
Hong Kong	25,448,334	275,444	25,161,093	$11,797
Hungary	642,170	—	642,170	—
India	16,535,178	3,044,192	13,490,986	—
Indonesia	4,589,845	11,535	4,578,310	—
Ireland	5,121,911	467,459	4,654,452	—
Israel	2,331,773	426,500	1,905,273	—
Italy	10,925,769	—	10,925,769	—
Japan	127,763,872	—	127,763,872	—
Jersey, Channel Islands	334,723	—	334,723	—
Luxembourg	1,724,708	—	1,724,708	—
Macau	763,726	—	763,726	—
Malaysia	4,254,949	—	4,254,949	—
Malta	48,012	—	48,012	—
Mexico	5,695,998	5,551,817	144,181	—
Netherlands	24,626,113	1,413,159	23,212,954	—
New Zealand	894,813	—	894,813	—
Norway	3,467,028	—	3,467,028	—
Peru	612,312	612,312	—	—
Philippines	1,988,597	—	1,988,597	—
Poland	2,379,642	—	2,379,642	—
Portugal	$713,812	—	$713,812	—
Romania	221,914	—	221,914	—
Russia	6,051,117	$4,727,603	1,323,514	—
Singapore	7,335,527	—	7,335,527	—
South Africa	13,890,816	—	13,890,816	—
South Korea	27,913,010	287,434	27,625,576	—
Spain	16,837,841	—	16,837,841	—
Sweden	14,194,082	—	14,194,082	—
Switzerland	46,425,504	—	46,425,504	—
Taiwan	18,570,222	—	18,570,222	—
Thailand	3,961,559	—	3,961,559	—
Turkey	1,887,897	—	1,887,897	—
United Kingdom	82,734,168	—	82,734,168	—
United States	711,770	273,047	438,723	—
Preferred securities
Brazil	4,194,693	—	4,194,693	—
Germany	3,015,289	—	3,015,289	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total value at 12-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
International Equity Index Trust (continued)
South Korea	$1,532,193	—	$1,532,193	—
Rights	28,225	$24,657	3,568	—
Securities lending collateral	22,452,998	22,452,998	—	—
Short-term investments	17,719,882	17,719,882	—	—
Total investments in securities	$807,426,862	$126,315,365	$681,099,700	$11,797
Derivatives:
Assets
Futures	$754,391	$754,391	—	—

International Growth Stock Trust
Investments in securities:
Assets
Common stocks
Australia	$19,057,273	—	$19,057,273	—
Brazil	24,862,743	$6,583,009	18,279,734	—
Canada	34,747,140	34,747,140	—	—
China	3,438,671	3,438,671	—	—
Denmark	7,878,383	—	7,878,383	—
France	24,987,764	—	24,987,764	—
Germany	42,234,208	—	42,234,208	—
Hong Kong	14,489,034	—	14,489,034	—
Italy	7,258,080	—	7,258,080	—
Japan	18,287,957	—	18,287,957	—
Mexico	8,045,728	8,045,728	—	—
Netherlands	14,121,584	—	14,121,584	—
Singapore	7,071,059	—	7,071,059	—
South Korea	13,344,333	—	13,344,333	—
Spain	6,986,459	—	6,986,459	—
Sweden	8,153,147	—	8,153,147	—
Switzerland	21,561,433	—	21,561,433	—
Taiwan	8,652,495	—	8,652,495	—
Thailand	8,078,892	—	8,078,892	—
Turkey	3,846,586	—	3,846,586	—
United Kingdom	62,597,389	—	62,597,389	—
United States	10,205,097	10,205,097	—	—
Short-term investments	26,650,185	26,650,185	—	—
Total investments in securities	$396,555,640	$89,669,830	$306,885,810	—
International Small Company Trust
Investments in securities:
Assets
Common stocks
Australia	$9,727,009	$81,971	$9,625,294	$19,744
Austria	2,626,406	—	2,626,406	—
Belgium	2,723,917	—	2,723,917	—
Bermuda	320,310	—	320,310	—
Cambodia	80,321	—	80,321	—
Canada	12,338,659	12,275,020	63,339	300
China	165,183	33,745	131,438	—
Denmark	3,056,189	—	3,056,189	—
Finland	3,772,509	—	3,772,509	—
France	7,724,534	—	7,724,534	—
Gabon	3,478	—	3,478	—
Georgia	119,237	—	119,237	—
Germany	8,785,650	—	8,785,650	—
Gibraltar	46,560	—	46,560	—
Greece	162	—	—	162
Guernsey, Channel Islands	4,400	—	4,400	—
Hong Kong	3,925,154	—	3,866,897	58,257
India	14,812	—	14,812	—
Ireland	1,302,863	—	1,302,863	—
Isle of Man	304,737	—	304,737	—
Israel	1,170,643	8,432	1,162,211	—
Italy	6,357,798	—	6,357,798	—
Japan	35,646,569	—	35,646,569	—
Jersey, Channel Islands	338,485	—	338,485	—
Liechtenstein	53,777	—	53,777	—
Luxembourg	441,631	—	441,631	—
Macau	19,279	—	19,279	—
Malta	155,582	—	155,582	—
Monaco	82,629	64,901	17,728	—
Mongolia	9,215	—	9,215	—
Netherlands	3,676,231	—	3,676,231	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total value at 12-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
International Small Company Trust (continued)
New Zealand	$1,124,640	—	$1,124,640	—
Norway	1,142,480	—	1,142,480	—
Peru	58,746	—	58,746	—
Portugal	764,311	—	764,311	—
Russia	82,262	—	82,262	—
Singapore	1,547,101	—	1,545,879	$1,222
South Africa	62,030	—	62,030	—
Spain	3,590,465	—	3,590,465	—
Sweden	4,342,861	—	4,342,861	—
Switzerland	6,979,445	$56,186	6,923,259	—
United Arab Emirates	34,943	—	34,943	—
United Kingdom	24,313,297	—	24,312,532	765
United States	363,141	153,742	209,399	—
Preferred securities
Germany	421,009	—	421,009	—
Rights	2,871	2,503	—	368
Securities lending collateral	11,720,683	11,720,683	—	—
Total investments in securities	$161,544,214	$24,397,183	$137,066,213	$80,818
Derivatives:
Assets
Futures	$6,480	$6,480	—	—
International Value Trust
Investments in securities:
Assets
Common stocks
Canada	$68,448,197	$68,448,197	—	—
China	77,040,179	34,794,721	$42,245,458	—
France	53,106,985	—	53,106,985	—
Germany	58,731,576	—	58,731,576	—
Hong Kong	29,963,346	—	29,963,346	—
India	8,664,333	—	8,664,333	—
Ireland	8,358,937	—	8,358,937	—
Israel	17,357,158	17,357,158	—	—
Italy	14,432,780	—	14,432,780	—
Japan	103,192,059	—	103,192,059	—
Luxembourg	13,655,660	—	13,655,660	—
Malta	3	—	—	$3
Netherlands	74,777,132	—	74,777,132	—
Singapore	20,497,214	127,920	20,369,294	—
South Korea	77,981,893	13,688,473	64,293,420	—
Sweden	7,056,175	—	7,056,175	—
Switzerland	34,395,972	—	34,395,972	—
Taiwan	18,665,536	—	18,665,536	—
Thailand	19,263,163	—	19,263,163	—
United Kingdom	138,749,632	—	138,749,632	—
United States	1,602,723	1,602,723	—	—
Rights	20,570	—	20,570	—
Securities lending collateral	36,040,255	36,040,255	—	—
Short-term investments	19,000,000	—	19,000,000	—
Total investments in securities	$901,001,478	$172,059,447	$728,942,028	$3

Lifestyle Growth Portfolio
Investments in securities:
Assets
Affiliated investment companies	$7,043,177,121	$7,043,177,121	—	—
Common stocks	502,095	—	$501,782	$313
Preferred securities	499,563	—	499,563	—
Total investments in securities	$7,044,178,779	$7,043,177,121	$1,001,345	$313

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total value at 12-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Mid Cap Stock Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$146,583,068	$145,854,575	—	$728,493
Consumer staples	23,166,996	23,166,996	—	—
Energy	10,432,978	10,432,978	—	—
Financials	27,400,731	27,400,731	—	—
Health care	112,633,435	104,428,325	$8,205,110	—
Industrials	94,095,882	94,095,882	—	—
Information technology	241,410,723	239,901,364	—	1,509,359
Materials	18,833,267	18,833,267	—	—
Real estate	5,297,552	4,954,829	—	342,723
Preferred securities
Consumer discretionary	7,932,576	—	—	7,932,576
Information technology	32,282,301	—	—	32,282,301
Real estate	14,084,970	—	5,717,085	8,367,885
Exchange-traded funds	12,538,598	12,538,598	—	—
Warrants	561,807	561,807	—	—
Securities lending collateral	69,387,234	69,387,234	—	—
Short-term investments	8,400,000	—	8,400,000	—
Total investments in securities	$825,042,118	$751,556,586	$22,322,195	$51,163,337

Mid Value Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$50,605,295	$50,605,295	—	—
Consumer staples	78,149,715	66,871,447	$11,278,268	—
Energy	77,905,886	77,905,886	—	—
Financials	172,008,865	166,313,173	5,695,692	—
Health care	106,154,922	106,154,922	—	—
Industrials	76,269,494	73,431,652	2,837,842	—
Information technology	21,340,510	21,340,510	—	—
Materials	66,493,530	66,493,530	—	—
Real estate	58,007,357	58,007,357	—	—
Telecommunication services	2,497,441	2,497,441	—	—
Utilities	45,043,565	45,043,565	—	—
Securities lending collateral	45,176,103	45,176,103	—	—
Short-term investments	54,278,703	54,278,703	—	—
Total investments in securities	$853,931,386	$834,119,584	$19,811,802	—

Mutual Shares Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$16,154,242	$14,323,882	$1,830,360	—
Consumer staples	15,998,315	11,998,043	4,000,272	—
Energy	15,696,153	10,875,372	4,820,781	—
Financials	36,074,520	34,905,690	1,168,830	—
Health care	20,004,378	20,004,378	—	—
Industrials	11,858,173	8,812,044	3,046,129	—
Information technology	20,847,965	17,380,459	3,467,506	—
Materials	9,062,421	5,508,973	3,553,448	—
Real estate	3,212,287	3,212,287	—	—
Telecommunication services	2,225,561	—	2,225,561	—
Utilities	4,473,250	4,473,250	—	—
Corporate bonds	4,383,354	—	4,383,354	—
Rights	121,989	—	121,989	—
Escrow certificates	30,960	—	30,960	—
Securities lending collateral	2,715,496	2,715,496	—	—
Short-term investments	9,634,508	—	9,634,508	—
Total investments in securities	$172,493,572	$134,209,874	$38,283,698	—
Derivatives:
Assets
Forward foreign currency contracts	$4,495	—	$4,495	—
Liabilities
Forward foreign currency contracts	($381,378)	—	($381,378)	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total value at 12-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Science & Technology Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$113,513,421	$109,027,122	$4,450,172	$36,127
Health care	36,936,113	27,172,434	9,763,679	—
Industrials	13,073,981	13,073,981	—	—
Information technology	510,066,947	470,660,495	39,315,374	91,078
Materials	3,667,830	3,667,830	—	—
Real estate	1,586,270	1,586,270	—	—
Telecommunication services	1,939,679	—	1,939,679	—
Preferred securities	2,994,179	—	—	2,994,179
Corporate bonds	1,596,758	—	1,596,758	—
Securities lending collateral	25,351,670	25,351,670	—	—
Short-term investments	39,085,176	22,270,176	16,815,000	—
Total investments in securities	$749,812,024	$672,809,978	$73,880,662	$3,121,384
Small Cap Growth Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$79,641,591	$79,641,591	—	—
Consumer staples	13,710,264	13,710,264	—	—
Energy	6,652,265	6,652,265	—	—
Financials	32,555,444	32,555,444	—	—
Health care	81,230,688	81,230,688	—	—
Industrials	73,406,725	73,406,725	—	—
Information technology	118,975,133	118,468,137	—	$506,996
Materials	11,187,635	11,187,635	—	—
Real estate	15,102,457	15,102,457	—	—
Preferred securities	4,867,088	—	—	4,867,088
Exchange-traded funds	6,583,789	6,583,789	—	—
Securities lending collateral	47,491,780	47,491,780	—	—
Short-term investments	13,500,000	—	$13,500,000	—
Total investments in securities	$504,904,859	$486,030,775	$13,500,000	$5,374,084

Small Cap Index Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$73,334,807	$73,299,352	$30,751	$4,704
Consumer staples	16,065,811	16,065,811	—	—
Energy	23,443,145	23,443,145	—	—
Financials	104,310,377	104,305,529	—	4,848
Health care	89,908,525	89,798,674	—	109,851
Industrials	90,008,667	90,008,667	—	—
Information technology	97,241,517	97,241,517	—	—
Materials	26,623,138	26,623,138	—	—
Real estate	39,166,831	39,166,831	—	—
Telecommunication services	4,496,420	4,496,420	—	—
Utilities	20,620,898	20,620,898	—	—
Warrants	30	—	30	—
Securities lending collateral	40,000,232	40,000,232	—	—
Short-term investments	14,820,000	—	14,820,000	—
Total investments in securities	$640,040,398	$625,070,214	$14,850,781	$119,403
Derivatives:
Assets
Futures	$95,831	$95,831	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total value at 12-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Small Cap Opportunities Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$26,200,346	$26,182,316	$17,983	$47
Consumer staples	3,918,680	3,918,680	—	—
Energy	11,140,403	11,140,403	—	—
Financials	32,736,373	32,733,273	—	3,100
Health care	15,963,841	15,958,445	—	5,396
Industrials	33,966,351	33,966,351	—	—
Information technology	23,634,900	23,634,900	—	—
Materials	8,246,209	8,246,209	—	—
Real estate	2,593,243	2,593,243	—	—
Telecommunication services	835,803	835,803	—	—
Utilities	966,302	966,302	—	—
Securities lending collateral	3,818,497	3,818,497	—	—
Short-term investments	3,515,323	3,515,323	—	—
Total investments in securities	$167,536,271	$167,509,745	$17,983	$8,543

Small Cap Value Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$24,497,830	$24,497,830	—	—
Consumer staples	26,161,111	8,306,262	$17,854,849	—
Energy	27,248,932	27,248,932	—	—
Financials	141,983,121	141,983,121	—	—
Health care	41,075,440	41,075,440	—	—
Industrials	217,003,918	205,936,241	11,067,677	—
Information technology	47,995,977	47,995,977	—	—
Materials	56,385,948	56,385,948	—	—
Real estate	39,344,304	39,344,304	—	—
Utilities	11,240,441	11,240,441	—	—
Securities lending collateral	25,819,747	25,819,747	—	—
Short-term investments	26,800,000	—	26,800,000	—
Total investments in securities	$685,556,769	$629,834,243	$55,722,526	—

Strategic Equity Allocation Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$1,353,928,424	$920,802,915	$433,121,783	$3,726
Consumer staples	962,354,909	560,903,566	401,451,343	—
Energy	628,244,854	434,076,753	194,168,101	—
Financials	1,922,116,011	1,147,114,453	774,998,132	3,426
Health care	1,361,749,787	996,531,249	365,122,067	96,471
Industrials	1,366,654,028	835,939,287	530,714,741	—
Information technology	1,947,629,981	1,725,098,798	222,531,183	—
Materials	562,823,522	265,535,836	297,287,686	—
Real estate	414,371,853	283,787,058	130,584,793	2
Telecommunication services	277,168,467	134,395,092	142,773,375	—
Utilities	358,745,795	242,374,165	116,371,630	—
Preferred securities	20,661,785	—	20,661,785	—
Rights	168,517	168,517	—	—
Securities lending collateral	102,993,890	102,993,890	—	—
Short-term investments	252,011,141	—	252,011,141	—
Total investments in securities	$11,531,622,964	$7,649,721,579	$3,881,797,760	$103,625
Derivatives:
Assets
Futures	$2,086,645	$2,086,645	—	—
Liabilities
Futures	($84,253)	($84,253)	—	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total value at 12-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Total Stock Market Index Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$102,718,597	$102,706,836	$11,211	$550
Consumer staples	63,630,319	63,628,865	—	1,454
Energy	52,360,332	52,359,972	—	360
Financials	121,211,605	121,210,948	—	657
Health care	97,417,090	97,397,539	—	19,551
Industrials	83,518,709	83,518,288	—	421
Information technology	175,287,359	175,287,359	—	—
Materials	26,321,487	26,321,292	—	195
Real estate	29,447,675	29,439,785	—	7,890
Telecommunication services	15,544,061	15,544,061	—	—
Utilities	22,507,290	22,507,290	—	—
Preferred securities	13,274	13,274	—	—
Convertible bonds	777	—	777	—
Warrants	1,202	1,104	92	6
Total Stock Market Index Trust (continued)
Securities lending collateral	$14,800,659	$14,800,659	—	—
Short-term investments	12,610,000	—	$12,610,000	—
Total investments in securities	$817,390,436	$804,737,272	$12,622,080	$31,084
Derivatives:
Assets
Futures	$162,277	$162,277	—	—

Utilities Trust
Investments in securities:
Assets
Common stocks
Consumer discretionary	$13,497,555	$11,026,496	$2,471,059	—
Energy	52,709,695	52,709,695	—	—
Industrials	2,270,802	2,270,802	—	—
Real estate	6,788,239	6,788,239	—	—
Telecommunication services	40,566,081	8,467,514	32,098,567	—
Utilities	170,481,389	119,743,605	50,737,784	—
Preferred securities
Energy	2,103,481	2,103,481	—	—
Real estate	2,052,869	2,052,869	—	—
Telecommunication services	82,513	82,513	—	—
Utilities	9,218,244	9,218,244	—	—
Securities lending collateral	18,732,569	18,732,569	—	—
Short-term investments	7,717,791	7,717,791	—	—
Total investments in securities	$326,221,228	$240,913,818	$85,307,410	—
Derivatives:
Assets
Forward foreign currency contracts	$63,340	—	$63,340	—
Liabilities
Forward foreign currency contracts	($535,245)	—	($535,245)	—

For the following portfolios, securities held at the beginning of the year were transferred from Level 2 to Level 1 during the period since quoted prices in active markets for identical securities became available:

Portfolio	Approximate Market Values Transferred
Emerging Markets Value Trust	$7,920,000

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred into or out of Level 2. Securities were transferred into Level 3 because of a lack of observable market data which resulted from an absence of market activity for these securities. In addition, securities were transferred from Level 3 since observable market data became available.

Alpha Opportunities Trust
	Common Stock	Preferred Securities	Corporate Bonds	Total
Balance as of 12-31-16	$286,653	$13,651,840	$48,473	$13,986,966
Realized gain (loss)	57,133	187,828	—	244,961
Change in unrealized appreciation (depreciation)	(103,279)	(1,735,153)	—	(1,838,432)
Purchases	193,133	—	—	193,133
Sales	(84,191)	(1,945,817)	(48,473)	(2,078,481)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(319,846)	—	(319,846)
Balance as of 12-31-17	$349,449	$9,838,852	—	$10,188,301
Change in unrealized at period end*	($103,279)	($1,636,589)	—	($1,739,868)

Mid Cap Stock Trust
	Common Stock	Preferred Securities	Corporate Bonds	Total
Balance as of 12-31-16	$2,084,281	$68,736,836	$396,255	$71,217,372
Realized gain (loss)	407,244	(3,005,448)	—	(2,598,204)
Change in unrealized appreciation (depreciation)	(745,274)	(2,258,121)	—	(3,003,395)
Purchases	1,434,439	—	—	1,434,439
Sales	(600,115)	(12,626,228)	(396,255)	(13,622,598)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(2,264,277)	—	(2,264,277)
Balance as of 12-31-17	$2,580,575	$48,582,762	—	$51,163,337
Change in unrealized at period end*	($745,274)	($6,437,832)	—	($7,183,106)

Small Cap Growth Trust
	Common Stock	Preferred Securities	Total
Balance as of 12-31-16	$1,364,101	$10,882,957	$12,247,058
Realized gain (loss)	570,928	2,897,494	3,468,422
Change in unrealized appreciation (depreciation)	(1,153,530)	(318,327)	(1,471,857)
Purchases	1,234,765	1,233,281	2,468,046
Sales	(1,509,268)	(9,828,317)	(11,337,585)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of 12-31-17	$506,996	$4,867,088	$5,374,084
Change in unrealized at period end*	($727,770)	$819,194	$91,424

*	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in change in unrealized appreciation (depreciation) on the Statements of operations.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The valuation techniques and significant unobservable inputs used in the fair value measurement of the portfolios’ Level 3 securities are outlined in the table below:

Alpha Opportunities Trust	Fair Value at 12-31-17	Valuation Technique	Significant Unobservable Inputs	Input/Range
Common Stocks	$241,783	Market Approach	Prior / recent transactions	$1.55–$51.81 (weighted average $11.56)

	$64,836	Market Approach	EV to revenue multiple	3.08x
			Discount	25%
			OPM—Volatility	15%

	$8,754	Market Approach	Expected future value	$0.24
			Discount	20%

	$34,076	Market Approach	EV to revenue multiple	3.89x
			Discount	17.5%
	$349,449

Preferred Securities	$2,437,149	Market Approach	EV to revenue multiple	1.23x–7.88x (weighted average 6.34x)
			Discount	10%–17.5% (weighted average 15.4%)

	$824,290	Market Approach	EV to revenue multiple	2.78x–5.47x (weighted average 3.56x)
			Discount	17.5%–25% (weighted average 23.1%)
			OPM—Volatility	15%–40% (weighted average 28.7%)

	$6,577,413	Market Approach	Prior / recent transactions	$4.98–$51.81 (weighted average $33.29)
	$9,838,852

Total	$10,188,301

Mid Cap Stock Trust	Fair Value at 12-31-17	Valuation Technique	Significant Unobservable Inputs	Input/Range
Common Stocks	$1,789,724	Market Approach	Prior / recent transactions	$1.55–$51.81 (weighted average $11.17)

	$62,358	Market Approach	Expected future value	$0.24
			Discount	20%

	$246,704	Market Approach	EV to revenue multiple	3.89x
			Discount	17.5%

	$481,789	Market Approach	EV to revenue multiple	3.08x
			Discount	25%
			OPM—Volatility	15%
	$2,580,575

Preferred Securities	$6,040,829	Market Approach	EV to revenue multiple	2.78x–5.47x (weighted average 3.56x)
			Discount	17.5%–25% (weighted average 23.1%)
			OPM—Volatility	15%–40% (weighted average 28.6%)

	$9,680,354	Market Approach	EV to revenue multiple	1.23x–7.88x (weighted average 5.58x)
			Discount	10%–17.5% (weighted average 14.44%)

	$32,785,905	Market Approach	Prior / recent transactions	$4.98–$51.81 (weighted average $33.38)

	$75,674	Market Approach	Expected future value	$0.45
			Discount	44%
	$48,582,762

Total	$51,163,337

Small Cap Growth Trust	Fair Value at 12-31-17	Valuation Technique	Significant Unobservable Inputs	Input/Range
Common Stocks	$506,996	Market Approach	Prior / recent transactions	$1.55

Preferred Securities	$2,224,431	Market Approach	EV to revenue multiple	7.88x
			Discount	10%

	$2,642,657	Market Approach	EV to revenue multiple	2.78x–3.08x (weighted average 2.89x)
			Discount	25%
			OPM—Volatility	15%–40% (weighted average 30.4%)
	$4,867,088

Total	$5,374,084

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

A change to unobservable inputs of a portfolio’s Level 3 securities may result in changes to the fair value measurement, as follows :

Significant Unobservable Input	Impact to Valuation if input increases	Impact to Valuation if input decreases
Discount	Decrease	Increase
Enterprise value (“EV”) to revenue multiple	Increase	Decrease
Estimated liquidation value	Increase	Decrease
Expected future value	Increase	Decrease
Options Pricing Method (OPM)—Volatility	Variable	Variable
Prior/recent transactions	Increase	Decrease

Repurchase agreements.  The portfolios may enter into repurchase agreements. When a portfolio enters into a repurchase agreement, it receives collateral that is held in a segregated account by a portfolio’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the portfolio. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by a portfolio for repurchase agreements is disclosed in the Portfolio of investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statements of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income.  Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when a portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the portfolios’ understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Income and capital gain distributions from underlying funds are recorded on ex-date.

Real estate investment trusts.  The portfolios may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the portfolios will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending.  The portfolios may lend their securities to earn additional income. They receive cash or securities as collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios will invest its cash collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the portfolios for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.

Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the value of common stocks, preferred securities and fixed income securities loaned by the portfolios and the corresponding cash collateral received at December 31, 2017:

Portfolio	Market value of securities on loan	Cash collateral received
500 Index Trust	$12,739,925	$13,018,857
Blue Chip Growth Trust	15,891,641	16,239,864
Capital Appreciation Trust	13,830,657	14,130,950
Capital Appreciation Value Trust	2,645,065	2,718,825
Emerging Markets Value Trust	20,309,023	21,061,825
Equity Income Trust	39,741,335	41,667,914
Financial Industries Trust	101,860	104,832
Global Trust	9,749,853	10,039,278
International Equity Index Trust	20,632,815	22,446,992
International Small Company Trust	11,058,890	11,725,932
International Value Trust	33,824,203	36,024,668

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Market value of securities on loan	Cash collateral received
Mid Cap Index Trust	$41,263,339	$42,133,733
Mid Cap Stock Trust	67,637,019	69,397,788
Mid Value Trust	43,679,555	45,180,856
Mutual Shares Trust	2,621,776	2,715,788
Real Estate Securities Trust	1,243,014	1,269,082
Science & Technology Trust	24,726,749	25,363,262
Small Cap Growth Trust	46,345,067	47,507,481
Small Cap Index Trust	39,077,882	39,971,804
Small Cap Opportunities Trust	3,733,766	3,819,846
Small Cap Value Trust	24,907,367	25,820,860
Small Company Value Trust	7,848,979	8,097,449
Strategic Equity Allocation Trust	99,513,949	103,105,217
Total Stock Market Index Trust	14,480,837	14,806,650
Utilities Trust	17,935,968	18,748,987

In addition, non-cash collateral of approximately $297,860 in the form of U.S. Treasuries was pledged to Emerging Markets Value Trust. This non-cash collateral cannot be sold or repledged by Emerging Markets Value Trust, and accordingly, is not reflected in the portfolio’s net assets.

Foreign investing.  Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. The portfolios investing in a single country or in a limited geographic region tend to be riskier than portfolios that invest more broadly. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes.  The portfolios may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the portfolios invest. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit.  The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Any overdrafts at period end are presented under the caption Due to custodian or Foreign currency overdraft in the Statements of assets and liabilities.

Effective June 29, 2017, the portfolios and other affiliated funds, excluding International Equity Index Trust and Real Estate Securities Trust, have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 29, 2017, the portfolios had a similar agreement that enabled them to participate in a $1 billion unsecured committed line of credit.

International Equity Index Trust and Real Estate Securities Trust and other affiliated funds have entered into a separate unsecured $50 million line of credit agreement with BNP Paribas.

A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations.

Commitment fees for the year ended December 31, 2017 were as follows:

Portfolio	Commitment Fee
500 Index Trust	$13,571
Alpha Opportunities Trust	2,590
American Asset Allocation Trust	6,098
American Global Growth Trust	2,912
American Growth Trust	4,540
American Growth-Income Trust	4,929
American International Trust	3,631
Blue Chip Growth Trust	6,427
Capital Appreciation Trust	4,808
Capital Appreciation Value Trust	3,329
Emerging Markets Value Trust	3,903
Equity Income Trust	6,684
Financial Industries Trust	2,912
Fundamental All Cap Core Trust	6,450
Fundamental Large Cap Value Trust	3,994
Global Trust	2,767
Health Sciences Trust	3,034
International Equity Index Trust	$9,316
International Growth Stock Trust	3,297
International Small Company Trust	2,678
International Value Trust	4,533
Lifestyle Aggressive Portfolio	2,443
Lifestyle Balanced Portfolio	4,832
Lifestyle Conservative Portfolio	2,819
Lifestyle Growth Portfolio	10,622
Lifestyle Moderate Portfolio	3,146
Mid Cap Index Trust	4,938
Mid Cap Stock Trust	4,081
Mid Value Trust	4,346
Mutual Shares Trust	2,598
Real Estate Securities Trust	7,123
Science & Technology Trust	3,847
Small Cap Growth Trust	3,304
Small Cap Index Trust	3,705

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Commitment Fee
Small Cap Opportunities Trust	$2,891
Small Cap Value Trust	3,974
Small Company Value Trust	3,023
Strategic Equity Allocation Trust	$30,293
Total Stock Market Index Trust	4,170
Utilities Trust	3,145

Expenses.  Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolios’ relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations.  Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes.  Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of December 31, 2017, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. Availability of a certain amount of the capital loss carryforwards that were acquired in mergers may be limited in a given year. The following table details the capital loss carryforwards available as of December 31, 2017:

		No Expiration Date
Portfolio	2018	Long Term
Emerging Markets Value Trust	—	$56,983,725
Global Trust	$12,321,700	—
International Small Company Trust	6,569,935	—
International Value Trust	—	18,243,538
Utilities Trust	—	4,943,735

As of December 31, 2017, Fundamental Large Cap Value Trust, International Small Company Trust, International Value Trust, and Real Estate Securities Trust had a capital loss carryforward of $75,860,548, $150,745,860, $268,676,893, and $187,348,078, respectively, that expired unused.

As of December 31, 2017, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2017, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
500 Index Trust	$2,741,554,851	$2,455,391,127	($53,021,769)	$2,402,369,358
Alpha Opportunities Trust	124,353,200	24,847,968	(1,432,890)	23,415,078
American Asset Allocation Trust	1,103,407,516	462,058,186	—	462,058,186
American Global Growth Trust	202,511,731	33,162,542	—	33,162,542
American Growth Trust	757,740,747	157,793,881	—	157,793,881
American Growth-Income Trust	926,529,205	164,940,654	—	164,940,654
American International Trust	476,385,300	79,681,496	—	79,681,496
Blue Chip Growth Trust	1,000,111,549	819,863,319	(7,246,345)	812,616,974
Capital Appreciation Trust	738,859,252	327,486,664	(3,371,431)	324,115,233
Capital Appreciation Value Trust	355,317,911	54,120,544	(6,294,122)	47,826,422
Emerging Markets Value Trust	705,578,237	163,607,948	(65,096,819)	98,511,129
Equity Income Trust	1,417,426,856	475,513,807	(40,051,300)	435,462,507
Financial Industries Trust	196,117,978	41,675,294	(503,455)	41,171,839
Fundamental All Cap Core Trust	1,422,453,074	493,313,776	(27,187,943)	466,125,833
Fundamental Large Cap Value Trust	679,500,120	169,484,844	(23,721,612)	145,763,232
Global Trust	217,232,004	44,279,083	(12,621,110)	31,657,973
Health Sciences Trust	229,552,489	70,704,227	(11,862,984)	58,841,243
International Equity Index Trust	601,776,174	257,009,262	(50,604,183)	206,405,079
International Growth Stock Trust	317,246,033	83,449,361	(4,139,754)	79,309,607
International Small Company Trust	137,418,744	42,788,902	(18,656,952)	24,131,950
International Value Trust	796,314,919	149,799,779	(45,113,220)	104,686,559
Lifestyle Aggressive Portfolio	25,709,839	4,250,050	—	4,250,050
Lifestyle Balanced Portfolio	986,099,428	82,427,422	(8,551,300)	73,876,122
Lifestyle Conservative Portfolio	178,637,304	5,287,482	(2,794,400)	2,493,082
Lifestyle Growth Portfolio	6,302,934,069	799,635,742	(58,391,032)	741,244,710
Lifestyle Moderate Portfolio	308,809,375	20,113,163	(3,308,299)	16,804,864
Mid Cap Index Trust	1,275,394,063	392,168,350	(46,371,548)	345,796,802
Mid Cap Stock Trust	674,261,382	164,217,481	(13,436,745)	150,780,736

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Mid Value Trust	$717,446,991	$159,101,739	($22,617,344)	$136,484,395
Mutual Shares Trust	152,364,638	33,111,487	(13,359,436)	19,752,051
Real Estate Securities Trust	365,064,003	17,870,634	(6,602,389)	11,268,245
Science and Technology Trust	627,887,480	130,926,058	(9,001,514)	121,924,544
Small Cap Growth Trust	429,727,127	82,214,512	(7,036,780)	75,177,732
Small Cap Index Trust	461,855,356	207,147,296	(28,866,423)	178,280,873
Small Cap Opportunities Trust	141,160,450	36,312,224	(9,936,403)	26,375,821
Small Cap Value Trust	559,959,191	165,957,270	(40,359,692)	125,597,578
Small Company Value Trust	208,937,396	99,515,262	(2,382,075)	97,133,187
Strategic Equity Allocation Trust	7,563,874,495	4,198,098,381	(228,347,520)	3,969,750,861
Total Stock Market Index Trust	449,677,025	390,454,500	(22,578,812)	367,875,688
Utilities Trust	306,846,204	45,307,521	(26,404,402)	18,903,119

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended December 31, 2017 and 2016 was as follows:

2017 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Total
500 Index Trust	$89,421,440	$52,762,699	$142,184,139
Alpha Opportunities Trust	759,372	21,365,771	22,125,143
American Asset Allocation Trust	17,765,927	101,965,736	119,731,663
American Global Growth Trust	531,987	18,934,958	19,466,945
American Growth Trust	3,021,273	135,746,842	138,768,115
American Growth-Income Trust	11,599,025	177,449,442	189,048,467
American International Trust	4,301,280	27,984,120	32,285,400
Blue Chip Growth Trust	1,641,171	113,183,302	114,824,473
Capital Appreciation Trust	897,711	83,249,953	84,147,664
Capital Appreciation Value Trust	5,355,744	18,747,269	24,103,013
Emerging Markets Value Trust	11,755,798	—	11,755,798
Equity-Income Trust	43,474,475	130,384,279	173,858,754
Financial Industries Trust	2,647,900	—	2,647,900
Fundamental All Cap Core Trust	13,571,660	41,622,132	55,193,792
Fundamental Large Cap Value Trust	12,708,033	—	12,708,033
Global Trust	4,311,279	—	4,311,279
Health Sciences Trust	926,224	28,066,056	28,992,280
International Equity Index Trust	15,937,099	—	15,937,099
International Growth Stock Trust	5,371,050	—	5,371,050
International Small Company Trust	1,946,575	—	1,946,575
International Value Trust	15,758,875	—	15,758,875
Lifestyle Aggressive Portfolio	432,998	388,382	821,380
Lifestyle Balanced Portfolio	20,892,060	11,311,371	32,203,431
Lifestyle Conservative Portfolio	4,187,760	1,037,511	5,225,271
Lifestyle Growth Portfolio	115,152,360	31,222,173	146,374,533
Lifestyle Moderate Portfolio	6,777,999	2,914,175	9,692,174
Mid Cap Index Trust	6,158,469	65,240,027	71,398,496
Mid Cap Stock Trust	—	15,192,126	15,192,126
Mid Value Trust	28,448,633	54,309,098	82,757,731
Mutual Shares Trust	13,208,150	67,110,393	80,318,543
Real Estate Securities Trust	2,000,065	—	2,000,065
Science & Technology Trust	16,199,313	19,950,700	36,150,013
Small Cap Index Trust	2,500,235	22,455,210	24,955,445
Small Cap Opportunities Trust	1,363,712	13,809,369	15,173,081
Small Cap Value Trust	6,137,348	50,700,999	56,838,347
Small Company Value Trust	1,508,335	39,262,560	40,770,895
Strategic Equity Allocation Trust	203,127,990	158,630,049	361,758,039
Total Stock Market Index Trust	11,200,339	14,764,851	25,965,190
Utilities Trust	7,682,862	—	7,682,862

2016 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Total
500 Index Trust	$72,312,931	$56,903,102	$129,216,033
Alpha Opportunities Trust	14,975,738	52,206,521	67,182,259

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

2016 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Total
American Asset Allocation Trust	$17,586,797	$193,412,126	$210,998,923
American Global Growth Trust	1,849,877	27,368,675	29,218,552
American Growth Trust	3,254,861	259,496,363	262,751,224
American Growth-Income Trust	17,291,528	258,370,332	275,661,860
American International Trust	4,518,802	—	4,518,802
Blue Chip Growth Trust	10,448,775	246,120,976	256,569,751
Capital Appreciation Trust	61,905	146,173,793	146,235,698
Capital Appreciation Value Trust	13,960,583	26,896,770	40,857,353
Emerging Markets Value Trust	14,304,375	—	14,304,375
Equity Income Trust	37,890,726	156,552,490	194,443,216
Financial Industries Trust	2,252,453	—	2,252,453
Fundamental All Cap Core Trust	9,709,225	205,918,199	215,627,424
Fundamental Large Cap Value Trust	19,354,151	—	19,354,151
Global Trust	10,478,570	—	10,478,570
Health Sciences Trust	13,966,634	55,606,830	69,573,464
International Equity Index Trust	15,499,574	—	15,499,574
International Growth Stock Trust	6,883,528	—	6,883,528
International Small Company Trust	2,129,497	—	2,129,497
International Value Trust	18,227,518	—	18,227,518
Lifestyle Aggressive Portfolio	408,321	792,677	1,200,998
Lifestyle Balanced Portfolio	20,889,644	22,658,931	43,548,575
Lifestyle Conservative Portfolio	4,997,800	2,042,002	7,039,802
Lifestyle Growth Portfolio	52,540,511	60,119,924	112,660,435
Lifestyle Moderate Portfolio	7,127,572	6,397,597	13,525,169
Mid Cap Index Trust	10,888,217	81,631,662	92,519,879
Mid Cap Stock Trust	—	52,449,826	52,449,826
Mid Value Trust	8,818,998	92,378,699	101,197,697
Mutual Shares Trust	19,239,521	44,239,839	63,479,360
Real Estate Securities Trust	13,906,541	—	13,906,541
Science & Technology Trust	8,193,999	59,001,344	67,195,343
Small Cap Growth Trust	—	36,339,530	36,339,530
Small Cap Index Trust	6,005,144	32,321,263	38,326,407
Small Cap Opportunities Trust	2,923,076	17,991,309	20,914,385
Small Cap Value Trust	5,164,023	89,640,636	94,804,659
Small Company Value Trust	2,048,485	45,608,078	47,656,563
Strategic Equity Allocation Trust	192,362,423	193,151,333	385,513,756
Total Stock Market Index Trust	9,210,957	8,930,852	18,141,809
Utilities Trust	15,675,442	6,016,722	21,692,164

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward
500 Index Trust	$31,094,096	$67,354,674	—
Alpha Opportunities Trust	6,803,767	6,255,216	—
American Asset Allocation Trust	216,102	167,285,724	—
American Global Growth Trust	—	12,350,905	—
American Growth Trust	—	156,177,282	—
American Growth-Income Trust	497,361	124,883,963	—
American International Trust	—	19,816,719	—
Blue Chip Growth Trust	10,959,491	232,807,768	—
Capital Appreciation Trust	6,405,494	173,673,509	—
Capital Appreciation Value Trust	8,072,563	21,116,797	—
Emerging Markets Value Trust	7,141,989	—	$56,983,725
Equity Income Trust	12,528,900	205,107,842	—
Financial Industries Trust	4,030,756	12,250,068	—
Fundamental All Cap Core Trust	3,834,062	234,966,116	—
Fundamental Large Cap Value Trust	1,688,371	—	—
Global Trust	415,919	—	12,321,700
Health Sciences Trust	4,828,108	25,116,816	—
International Equity Index Trust	6,360,512	264,192	—
International Growth Stock Trust	4,719,467	10,687,709	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward
International Small Company Trust	$1,734,622	—	$6,569,935
International Value Trust	4,084,142	—	18,243,538
Lifestyle Aggressive Portfolio	—	$781,982	—
Lifestyle Balanced Portfolio	—	15,238,640	—
Lifestyle Conservative Portfolio	—	1,675,982	—
Lifestyle Growth Portfolio	—	81,583,651	—
Lifestyle Moderate Portfolio	146	4,401,039	—
Mid Cap Index Trust	12,196,205	98,911,593	—
Mid Cap Stock Trust	33,123,303	48,368,626	—
Mid Value Trust	11,189,671	54,434,064	—
Mutual Shares Trust	364,887	5,812,724	—
Real Estate Securities Trust	6,017,829	—	—
Science & Technology Trust	46,025,405	71,411,862	—
Small Cap Growth Trust	—	27,223,755	—
Small Cap Index Trust	8,458,536	32,372,831	—
Small Cap Opportunities Trust	4,068,793	27,407,034	—
Small Cap Value Trust	4,806,801	69,646,479	—
Small Company Value Trust	1,760,806	23,331,491	—
Strategic Equity Allocation Trust	90,781,783	416,882,195	—
Total Stock Market Index Trust	5,527,190	21,591,260	—
Utilities Trust	3,065,610	—	4,943,735

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, net operating losses, derivative transactions, partnerships, amortization and accretion on debt securities, contingent payment debt instruments, expiration of capital loss carry forwards, wash sale loss deferrals, other loss deferrals, litigation proceeds, and investments in passive foreign investment companies.

3.  DERIVATIVE INSTRUMENTS The portfolios may invest in derivatives in order to meet their investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain options are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The portfolios attempt to reduce their exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, a portfolio may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the portfolio is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolio and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the portfolio for OTC transactions is held in a segregated account at the portfolio’s custodian and is noted in the accompanying Portfolio of investments, or if cash is posted, on the Statements of assets and liabilities. A portfolio’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures and certain options are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolio and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Collateral or margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded transactions is detailed in the Statements of assets and liabilities as Cash held at broker for futures contracts. Securities pledged by a portfolio for exchange-traded transactions, if any, are identified in the Portfolio of investments.

For financial reporting purposes, the portfolios do not offset OTC derivatives assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statements of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the portfolio and the applicable counterparty.

DERIVATIVE INSTRUMENTS, CONTINUED

Futures.  A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects a portfolio to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects a portfolio to unlimited risk of loss.

Upon entering into a futures contract, a portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statements of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by a portfolio. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following table details how the portfolios used futures contracts during the year ended December 31, 2017. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:

Portfolio	Reason	USD Notional range
500 Index Trust	To manage against anticipated changes in securities, gain exposure to certain securities markets, substitute for securities purchased and maintain diversity of the portfolio.	$165.5 million to $210.8 million
Equity Income Trust	To substitute for securities purchased.	Up to $7.3 million
International Equity Index Trust	To gain exposure to certain securities and substitute for securities purchased.	$12.9 million to $24.8 million
International Small Company Trust	To gain exposure to certain securities and substitute for securities purchased.	Up to $920,000
Mid Cap Index Trust	To manage against anticipated changes in securities, gain exposure to certain securities markets, substitute for securities purchased and maintain diversity of the portfolio.	$26.8 million to $51.0 million
Small Cap Index Trust	To manage against anticipated changes in securities, gain exposure to certain securities markets, substitute for securities purchased and maintain diversity of the portfolio.	$16.7 million to $23.5 million
Strategic Equity Allocation Trust	To gain exposure to certain securities and substitute for securities purchased.	$279.4 million to $400.3 million
Total Stock Market Index Trust	To manage against anticipated changes in securities, gain exposure to certain securities markets, substitute for securities purchased and maintain diversity of the portfolio.	$10.8 million to $44.3 million

Forward foreign currency contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor a portfolio thereby reducing the portfolio’s total return, and the potential for losses in excess of the amounts recognized on the Statements of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the portfolios as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

The following table details how the portfolios used forward foreign currency contracts during the year ended December 31, 2017. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:

Portfolio	Reason	USD Notional range
Mutual Shares Trust	To manage against anticipated changes in currency exchange rates and to maintain diversity of the portfolio.	$17.1 million to $21.8 million
Utilities Trust	To manage against anticipated changes in currency exchange rates.	$40.8 million to $52.7 million

Options.  There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase a portfolio’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease a portfolio’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When a portfolio purchases an option, the premium paid by the portfolio is included in the Portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the portfolio realizes a loss equal to the cost of the option. If a portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If a portfolio enters into a closing sale transaction, the portfolio realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When a portfolio writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the portfolio.

The following table details how the portfolios used purchased options contracts during the year ended December 31, 2017. In addition, the table summarizes the range of market value for purchased options contracts held by the portfolios, as measured at each quarter end:

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Reason	Market Value Range
Capital Appreciation Value Trust	To gain exposure to the bond market, maintain diversity and as a substitute for securities purchased.	Up to $447,000
Health Sciences Trust	To manage against anticipated changes in securities markets.	Up to $40,000

The following table details how the portfolios used written options contracts during the year ended December 31, 2017. In addition, the table summarizes the range of market value for written options contracts held by the portfolios, as measured at each quarter end:

Portfolio	Reason	Market Value Range
Capital Appreciation Value Trust	To manage against anticipated changes in securities markets.	$1 million to $4.3 million
Health Sciences Trust		Up to $312

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the portfolios at December 31, 2017 by risk category:

Portfolio	Risk	Statements of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liability derivatives fair value
500 Index Trust	Equity	Receivable/payable for futures variation margin	Futures†	$1,915,731	—
				$1,915,731	—
Capital Appreciation Value Trust	Equity	Written options, at value	Written options	—	($4,254,499)
	Equity	Unaffiliated investments, at value*	Purchased options	$446,980	—
				$446,980	($4,254,499)
Health Sciences Trust	Equity	Unaffiliated investments, at value*	Purchased options	$29,480	—
				$29,480	—
International Equity Index Trust	Equity	Receivable/payable for futures variation margin	Futures†	$754,391	—
				$754,391	—
International Small Company Trust	Equity	Receivable/payable for futures variation margin	Futures†	$6,480	—
				$6,480	—
Mid Cap Index Trust	Equity	Receivable/payable for futures variation margin	Futures†	$186,465	—
				$186,465	—
Mutual Shares Trust	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	$4,495	($381,378)
				$4,495	($381,378)
Small Cap Index Trust	Equity	Receivable/payable for futures variation margin	Futures†	$95,831	—
				$95,831	—
Strategic Equity Allocation Trust	Equity	Receivable/payable for futures variation margin	Futures†	$2,086,645	($84,253)
				$2,086,645	($84,253)
Total Stock Market Index Trust	Equity	Receivable/payable for futures variation margin	Futures†	$162,277	—
				$162,277	—
Utilities Trust	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	$63,340	($535,245)
				$63,340	($535,245)

†	Reflects cumulative appreciation/depreciation on futures as disclosed in the Portfolio of investments. Only the year end variation margin is separately disclosed on the Statements of assets and liabilities.

*	Purchased options are included in the Portfolio of investments.

Effect of derivative instruments on the Statements of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2017:

	Statement of operations Location — Net realized gain (loss) on:
Portfolio	Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Total
500 Index Trust	Equity	—	$27,939,526	—	—	$27,939,526
		—	$27,939,526	—	—	$27,939,526
Capital Appreciation Value Trust	Equity	$157,541	—	—	$670,177	$827,718
		$157,541	—	—	$670,177	$827,718
Emerging Markets Value Trust	Equity	—	$30,916	—	—	$30,916
		—	$30,916	—	—	$30,916
Equity Income Trust	Equity	—	($10,030)	—	—	($10,030)
		—	($10,030)	—	—	($10,030)
Health Sciences Trust	Equity	$26,263	—	—	$37,430	$63,693
		$26,263	—	—	$37,430	$63,693
International Equity Index Trust	Equity	—	$3,587,785	—	—	$3,587,785
		—	$3,587,785	—	—	$3,587,785

DERIVATIVE INSTRUMENTS, CONTINUED

	Statement of operations Location — Net realized gain (loss) on:
Portfolio	Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Total
Mid Cap Index Trust	Equity	—	$3,512,026	—	—	$3,512,026
		—	$3,512,026	—	—	$3,512,026
Mutual Shares Trust	Foreign currency	—	—	($1,233,799)	—	($1,233,799)
		—	—	($1,233,799)	—	($1,233,799)
Small Cap Index Trust	Equity	—	$2,058,529	—	—	$2,058,529
		—	$2,058,529	—	—	$2,058,529
Strategic Equity Allocation Trust	Equity	—	$53,964,256	—	—	$53,964,256
		—	$53,964,256	—	—	$53,964,256
Total Stock Market Index Trust	Equity	—	$3,676,568	—	—	$3,676,568
		—	$3,676,568	—	—	$3,676,568
Utilities Trust	Foreign currency	—	—	($3,270,157)	—	($3,270,157)
		—	—	($3,270,157)	—	($3,270,157)

1	Realized gain/loss associated with purchased options is included in this caption on the Statements of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2017:

	Statement of operations Location — change in unrealized appreciation (depreciation) of:
Portfolio	Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Total
500 Index Trust	Equity	—	$2,655,128	—	—	$2,655,128
	Total	—	$2,655,128	—	—	$2,655,128
Captial Appreciation Value Trust	Equity	$189,491	—	—	($3,126,872)	($2,937,381)
	Total	$189,491	—	—	($3,126,872)	($2,937,381)
Health Sciences Trust	Equity	$21,353	—	—	($37,117)	($15,764)
	Total	$21,353	—	—	($37,117)	($15,764)
International Equity Index Trust	Equity	—	$855,973	—	—	$855,973
	Total	—	$855,973	—	—	$855,973
International Small Company Trust	Equity	—	$6,480	—	—	$6,480
	Total	—	$6,480	—	—	$6,480
Mid Cap Index Trust	Equity	—	$932,760	—	—	$932,760
	Total	—	$932,760	—	—	$932,760
Mutual Shares Trust	Foreign currency	—	—	($566,070)	—	($566,070)
	Total	—	—	($566,070)	—	($566,070)
Small Cap Index Trust	Equity	—	$496,244	—	—	$496,244
		—	$496,244	—	—	$496,244
Strategic Equity Allocation Trust	Equity	—	$3,722,900	—	—	$3,722,900
		—	$3,722,900	—	—	$3,722,900
Total Stock Market Index Trust	Equity	—	$450,776	—	—	$450,776
		—	$450,776	—	—	$450,776
Utilities Trust	Foreign currency	—	—	($1,221,052)	—	($1,221,052)
		—	—	($1,221,052)	—	($1,221,052)

1	Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statements of operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee.  Under an investment management agreement, the portfolios, with the exception of the JHVIT Feeder Funds, pay a daily management fee to the Advisor based on the net assets of the respective portfolio or aggregate net assets, which include the net assets of the respective portfolio and the net assets of a similar portfolio of John Hancock Funds II (JHF II) unless otherwise noted below. JHF II portfolios are advised by John Hancock Advisers LLC (JHA), an affiliate of the Advisor, and are distributed by an affiliate of the Advisor, John Hancock Funds, LLC. The annual rate for each portfolio is as follows:

•	500 Index Trust — a) 0.470% of the first $500 million of average net assets and b) 0.460% of the excess over $500 million of average net assets.

•	Alpha Opportunities Trust — a) 0.975% of the first $1 billion of aggregate net assets; b) 0.950% of aggregate net assets between $1 billion and $2 billion; and c) 0.900% of the excess over $2 billion of aggregate net assets.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

•	Blue Chip Growth Trust — Effective July 1, 2017, the annual rates are a) 0.825% of the first $500 million of aggregate net assets; b) 0.800% of aggregate net assets between $500 million and $1 billion; c) 0.750% of the excess over $1 billion of aggregate net assets. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.750% on the first $1 billion of aggregate net assets. Prior to July 1, 2017, the annual rates were a) 0.825% of the first $1 billion of aggregate net assets and b) 0.775% of the excess over $1 billion of aggregate net assets. When aggregate net assets exceeded $1 billion on any day, the annual rate of management fee for that day was 0.800% on the first $1 billion of aggregate net assets.

•	Capital Appreciation Trust — a) 0.850% of the first $300 million of aggregate net assets; b) 0.800% of aggregate net assets between $300 million and $500 million; c) 0.700% of the aggregate net assets between $500 million and $1 billion; and d) 0.670% of the excess over $1 billion of aggregate net assets.

•	Capital Appreciation Value Trust — If net aggregate assets are less than $500 million, then the following fee schedule shall apply: a) 0.950% of the first $250 million of aggregate net assets and b) 0.850% of the excess over $250 million of aggregate net assets. If aggregate net assets equals or exceeds $500 million but are less than $2 billion, then the following fee schedule shall apply: a) 0.850% of the first $1 billion of aggregate net assets and b) 0.800% of the excess over $1 billion of aggregate net assets. If aggregate net assets equals or exceeds $2 billion but are less than $3 billion, then the following fee schedule shall apply: a) 0.850% of the first $500 million of aggregate net assets and b) 0.800% of the excess over $500 million of aggregate net assets. If aggregate net assets equals or exceeds $3 billion, then the management fee to be paid is 0.800% of aggregate net assets.

•	Emerging Markets Value Trust — a) 1.000% of the first $100 million of aggregate net assets and b) 0.950% of the excess over $100 million of aggregate net assets.

•	Equity Income Trust — a) 0.825% of the first $100 million of aggregate net assets; b) 0.800% of aggregate net assets between $100 million and $200 million; c) 0.775% of aggregate net assets between $200 million and $500 million; d) 0.750% of aggregate net assets between $500 million and $1.5 billion and e) 0.725% of the excess over $1.5 billion of aggregate net assets. When aggregate net assets exceeds $200 million on any day, the annual rate of management fee for that day is 0.800% on the first $200 million of aggregate net assets. When aggregate net assets exceeds $500 million on any day, the annual rate of management fee for that day is 0.775% on the first $500 million of aggregate net assets and 0.750% on aggregate net assets over $500 million. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.750% on the first $1 billion of aggregate net assets. When aggregate net assets exceed $1.5 billion on any day, the annual rate of management fee for that day is 0.725% on the first $1.5 billion of aggregate net assets.

•	Financial Industries Trust — Aggregate net assets are net assets of the portfolio and John Hancock Financial Industries Fund, a series of John Hancock Investment Trust II. The management fee is a) 0.800% of the first $250 million of aggregate net assets; b) 0.775% of aggregate net assets between $250 million and $500 million; c) 0.750% of aggregate net assets between $500 million and $1 billion; and d) 0.725% of the excess over $1 billion of aggregate net assets.

•	Fundamental All Cap Core Trust — a) 0.675% of the first $2.5 billion of aggregate net assets and b) 0.650% of the excess over $2.5 billion of aggregate net assets.

•	Fundamental Large Cap Value Trust — a) 0.700% of the first $500 million of aggregate net assets; b) 0.650% of aggregate net assets between $500 million and $1 billion; and c) 0.600% of the excess over $1 billion of aggregate net assets.

•	Global Trust — Aggregate net assets are the net assets of the portfolio, International Value Trust, Mutual Shares Trust, JHF II International Value Fund and JHF II International Small Cap Fund. The management fees is: a) 0.850% of the first $1 billion of aggregate net assets and b) 0.800% of the excess over $1 billion of aggregate net assets.

•	Health Sciences Trust — a) 1.050% of the first $500 million of aggregate net assets; b) 1.000% of aggregate net assets between $500 million and $750 million; and c) 0.950% of the excess over $750 million of aggregate net assets. When aggregate net assets exceed $750 million, the management fee is 0.950% on all net assets.

•	International Equity Index Trust — a) 0.550% of the first $100 million of average net assets and b) 0.530% of the excess over $100 million of average net assets.

•	International Growth Stock Trust — a) 0.850% of the first $250 million of aggregate net assets; b) 0.800% of aggregate net assets between $250 million and $750 million; and c) 0.750% of the excess over $750 million of aggregate net assets.

•	International Small Company Trust — 0.950% of aggregate net assets.

•	International Value Trust — Aggregate net assets are the net assets of the portfolio, Global Trust, Mutual Shares Trust, JHF II International Small Cap Fund and JHF II International Value Fund. The management fee is: a) 0.950% of the first $150 million of aggregate net assets; b) 0.850% of aggregate net assets between $150 million and $300 million; and c) 0.800% of the excess over $300 million of aggregate net assets. However, when aggregate net assets exceed $300 million, then the management fee rate is 0.800% of aggregate net assets.

•	Lifestyle Portfolios — The advisory fee has two components: a) a fee on net assets invested in affiliated funds (Affiliated fund assets) excluding 500 Index Trust, International Equity Index Trust and Total Bond Market Trust, and b) a fee on net assets not invested in affiliated funds (Other assets). The management fee paid on Affiliated fund assets is: a) 0.050% of the first $7.5 billion of aggregate net assets and b) 0.040% of the excess over $7.5 billion in aggregate net assets. The advisory fee paid on Other assets is as follows: a) 0.500% of the first $7.5 billion of aggregate net assets and b) 0.490% of the excess over $7.5 billion in aggregate net assets.

•	Mid Cap Index Trust and Small Cap Index Trust — a) 0.490% of the first $250 million of average net assets; b) 0.480% of average net assets between $250 million and $500 million; and c) 0.460% of the excess over $500 million of average net assets.

•	Mid Cap Stock Trust — a) 0.875% of the first $200 million of aggregate net assets; b) 0.850% of aggregate net assets between $200 million and $500 million; and c) 0.825% of the excess over $500 million of aggregate net assets.

•	Mid Value Trust — a) 1.050% of the first $20 million of aggregate net assets; and b) 0.950% of the excess over $20 million of aggregate net assets. When aggregate net assets exceed $50 million on any day, the management fee for that day is 0.950% of all assets of the portfolio.

•	Mutual Shares Trust — a) 0.960% of the first $750 million of average net assets; and b) 0.920% of the excess over $750 million of average net assets. When average net assets for the Mutual Shares Trust exceed $750 million, the management fee is 0.92% on all net assets.

•	Real Estate Securities Trust — 0.700% of aggregate net assets.

•	Science & Technology Trust and Small Company Value Trust — a) 1.050% of the first $500 million of aggregate net assets and b) 1.000% of the excess over $500 million of aggregate net assets.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

•	Small Cap Growth Trust — Effective July 1, 2017, the annual rates are a) 1.050% of the first $50 million of aggregate net assets and b) 1.000% of the excess over $50 million of aggregate net assets. Prior to July 1, 2017, the annual rates were a) 1.100% of the first $100 million of aggregate net assets; b) 1.050% of aggregate net assets between $100 million and $500 million; and c) 1.000% of the excess over $500 million of aggregate net assets.

•	Small Cap Opportunities Trust — Aggregate net assets are the net assets of the portfolio and the JHF II New Opportunities Fund. The management fee is: a) 1.000% of the first $500 million of aggregate net assets; b) 0.950% of aggregate net assets between $500 million and $1 billion; c) 0.900% of aggregate net assets between $1 billion and $2 billion; and d) 0.850% of the excess over $2 billion of aggregate net assets.

•	Small Cap Value Trust — a) 1.100% of the first $100 million of aggregate net assets; b) 1.050% of aggregate net assets between $100 million and $600 million; and c) 1.000% of the excess over $600 million of aggregate net assets.

•	Strategic Equity Allocation Trust — Aggregate net assets are the net assets of the portfolio, JHF II Strategic Equity Allocation Fund, JHF II U.S. Strategic Equity Allocation Fund, and JHF II International Strategic Equity Allocation Fund. The management fee is: a) 0.675% of the first $2.5 billion of aggregate net assets; b) 0.650% of aggregate net assets between $2.5 billion and $7.5 billion; c) 0.625% of aggregate net assets between $7.5 billion and $10 billion; d) 0.600% of aggregate net assets between $10 billion and $15 billion; e) 0.595% of aggregate net assets between $15 billion and $25 billion; and f) 0.590% of the excess over $25 billion of aggregate net assets.

•	Total Stock Market Index Trust — a) 0.490% of the first $250 million of average net assets; b) 0.480% of average net assets between $250 million and $500 million; and c) 0.460% of the excess over $500 million of average net assets.

•	Utilities Trust — a) 0.825% of the first $600 million of average net assets; b) 0.800% of average net assets between $600 million and $900 million; c) 0.775% of average net assets between $900 million and $1.5 billion; and d) 0.700% of the excess over $1.5 billion of average net assets.

The organizations described below act as the subadvisors to the Trust and its portfolios pursuant to Subadvisory Agreements with the Advisor. Portfolio management is allocated among the following managers:

Portfolios	Subadvisor
Science & Technology Trust	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Real Estate Securities Trust	Deutsche Investment Management Americas, Inc.
Emerging Markets Value Trust	Dimensional Fund Advisors LP
International Small Company Trust
Small Cap Opportunities Trust	Dimensional Fund Advisors LP; GW&K Investment Management[1]
Mutual Shares Trust	Franklin Mutual Advisers, LLC
International Growth Stock Trust	Invesco Advisers, Inc.
Capital Appreciation Trust	Jennison Associates LLC
Lifestyle Aggressive Portfolio	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and
Lifestyle Balanced Portfolio	John Hancock Asset Management a division of Manulife Asset Management (North America)
Lifestyle Conservative Portfolio	Limited[2,3,4]
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio
Financial Industries Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC [2,4]
Fundamental All Cap Core Trust
Fundamental Large Cap Value Trust
Strategic Equity Allocation Trust
500 Index Trust	John Hancock Asset Management a division of Manulife Asset Management (North America)
Mid Cap Index Trust	Limited[2,3]
Small Cap Index Trust
Total Stock Market Index Trust
Utilities Trust	Massachusetts Financial Services Company
International Equity Index Trust	SSgA Funds Management, Inc.
Blue Chip Growth Trust	T. Rowe Price Associates, Inc.
Capital Appreciation Value Trust
Equity Income Trust
Health Sciences Trust
Mid Value Trust
Small Company Value Trust
Global Trust	Templeton Global Advisors Limited
International Value Trust	Templeton Investment Counsel, LLC
Alpha Opportunities Trust	Wellington Management Company LLP
Mid Cap Stock Trust
Small Cap Growth Trust
Small Cap Value Trust

1  On December 26, 2017, GW&K Investment Management replaced Invesco Advisers, Inc. as subadvisor.

2  An affiliate of the Advisor.

3  Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.

4  Manulife Asset Management (US), LLC is doing business as John Hancock Asset Management.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

The portfolios are not responsible for payment of the subadvisory fees.

Expense reimbursements.  The Advisor voluntarily agreed to waive a portion of its management fee if certain expenses of the respective portfolios exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the portfolios’ business, advisory fees, Rule 12b-1 fees, underlying fund expenses and in the case of a feeder fund, the expenses of the master fund, and short dividends. This expense reduction will continue in effect until terminated by the Advisor.

Portfolio	Expense limitation as a percentage of average net assets
Alpha Opportunities Trust	0.20%
American Asset Allocation Trust	0.10%
American Global Growth Trust	0.10%
American Growth Trust	0.10%
American Growth-Income Trust	0.10%
American International Trust	0.10%
Blue Chip Growth Trust	0.20%
Capital Appreciation Trust	0.20%
Capital Appreciation Value Trust	0.20%
Emerging Markets Value Trust	0.25%
Equity Income Trust	0.20%
Financial Industries Trust	0.20%
Fundamental All Cap Core Trust	0.20%
Fundamental Large Cap Value Trust	0.20%
Global Trust	0.25%
Health Sciences Trust	0.20%
International Growth Stock Trust	0.25%
International Small Company Trust	0.25%
International Value Trust	0.25%
Mid Cap Index Trust	0.08%
Mid Cap Stock Trust	0.20%
Mid Value Trust	0.20%
Mutual Shares Trust	0.20%
Real Estate Securities Trust	0.20%
Science & Technology Trust	0.20%
Small Cap Growth Trust	0.20%
Small Cap Index Trust	0.08%
Small Cap Opportunities Trust	0.20%
Small Cap Value Trust	0.20%
Small Company Value Trust	0.20%
Strategic Equity Allocation Trust	0.20%
Total Stock Market Index Trust	0.08%
Utilities Trust	0.20%

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain portfolios of the John Hancock group of funds complex, including certain of the portfolios presented in this report, (the participating portfolios). The waiver is based upon the aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. During the year end December 31, 2017, the waiver amounted to 0.01% of the portfolios’ average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the portfolios and with the approval of the Board of Trustees.

The Advisor has contractually agreed to limit operating expenses of 500 Index Trust and International Equity Index Trust at 0.25% and 0.34%, respectively. These limits exclude Rule 12b-1 fees, taxes, short dividends, interest expense, acquired fund fees, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the portfolios’ business. The Advisor’s obligation to provide the expense cap will remain in effect until April 30, 2018, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The Advisor has contractually agreed to reimburse expenses for the Lifestyle Portfolios so that certain other expenses do not exceed 0.04% of average net assets of the Lifestyle Portfolios. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the portfolios’ business, management fees, Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reimbursement will remain in effect until April 30, 2018, and may terminate at any time thereafter.

The Advisor has contractually agreed to waive its management fee for Global Trust, International Value Trust and Small Cap Opportunities Trust so that the amount retained by the Advisor after the payment of subadvisory fees does not exceed 0.45% of the portfolios’ average daily net assets. The expense reimbursements will remain in effect until April 30, 2018, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time and may be terminated at any time thereafter.

The Advisor has contractually agreed to waive its management fee for Mid Cap Index Trust and Small Cap Index Trust by 0.10% and 0.05% of the portfolios’ average net assets, respectively. The expense limitation agreements expire on April 30, 2018, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

The Advisor has contractually agreed to waive its gross management fee for Financial Industries Trust so that it does not exceed 0.78% of the portfolio’s average net assets. This expense limitation agreement expires on April 30, 2018, unless renewed by mutual agreement of the portfolio and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has voluntarily agreed to reduce its management fee for portfolios that are subadvised by T. Rowe Price Associates, Inc. by the amount that the subadvisory fee is reduced pursuant to the subadvisory agreement with T. Rowe Price. This waiver impacts Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust and Small Company Value Trust. This waiver may be terminated at any time by the Advisor.

The Advisor has voluntarily agreed to waive its management fee by 0.03% of the average daily net assets of Alpha Opportunities Trust. This waiver may be terminated at any time by the Advisor.

The Advisor has voluntarily agreed to waive its management fee for Strategic Equity Allocation Trust so that the amount retained by the Advisor after payment of the sub-advisory fee does not exceed 0.45% of the portfolio’s average net assets. This voluntary management fee waiver may be terminated at any time by the Advisor upon notice to the Trust.

The Advisor has voluntarily agreed to waive its management fee for Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio and Lifestyle Moderate Portfolio (after giving effect to asset-based breakpoints) by 0.005% of the portfolios’ average daily net assets. This waiver may be terminated at any time by the Advisor upon notice to the Trust.

The Advisor has voluntarily agreed to waive its management fee for each Lifestyle Portfolio so that the aggregate advisory fee retained by the Advisor with respect to both the Lifestyle Portfolio and its underlying investments (after payment of subadvisory fees) does not exceed 0.50% of the Lifestyle Portfolios’ first $7.5 billion of average net assets and 0.49% of the Lifestyle Portfolios’ average net assets in excess of $7.5 billion. The Advisor may terminate this voluntary waiver at any time.

The Advisor has voluntarily agreed to reduce its management fee for portfolios that are subadvised by Deutsche Investment Management Americas, Inc. The management fee is reduced by the same amount as the subadvisory fee reduction. This waiver impacts Real Estate Securities Trust and may be terminated at any time by the Advisor.

Effective July 1, 2017, the Advisor has voluntarily agreed to waive its management fee by 0.07% of the portfolio’s average daily net assets of Total Stock Market Index Trust. This waiver may be terminated at any time by the Advisor.

The Adviser has voluntarily agreed to waive its management fee for Science & Technology Trust by 0.05% of the portfolio’s aggregate net assets between and including $250,000,001 and $500,000,000 that are managed by Allianz Global Investors U.S. LLC.

For the year ended December 31, 2017, the waivers under these agreements amounted to:

Expense Reimbursement by Class

Portfolio	Series I	Series II	Series III	Series NAV	Total
500 Index Trust	$7,118,338	$169,707	—	$4,364,265	$11,652,310
Alpha Opportunities Trust	190	—	—	55,625	55,815
American Asset Allocation Trust	21,734	93,129	$11,352	—	126,215
American Global Growth Trust	1,318	14,591	2,620	—	18,529
American Growth Trust	10,022	55,670	7,960	—	73,652
American Growth-Income Trust	21,198	48,000	18,055	—	87,253
American International Trust	8,955	30,707	3,526	—	43,188
Blue Chip Growth Trust	111,191	47,045	—	470,449	628,685
Capital Appreciation Trust	14,806	5,258	—	62,316	82,380
Capital Appreciation Value Trust	1,741	125,771	—	35,597	163,109
Emerging Markets Value Trust	332	720	—	52,845	53,897
Equity Income Trust	89,671	47,746	—	456,815	594,232
Financial Industries Trust	13,330	1,594	—	3,108	18,032
Fundamental All Cap Core Trust	13,017	4,179	—	123,970	141,166
Fundamental Large Cap Value Trust	58,965	22,661	—	9,625	91,251
Global Trust	33,973	10,140	—	10,514	54,627
Health Sciences Trust	64,787	47,540	—	63,999	176,326
International Equity Index Trust	987,327	47,555	—	958,129	1,993,011
International Growth Stock Trust	430	1,539	—	29,187	31,156
International Small Company Trust	2,809	1,559	—	6,220	10,588
International Value Trust	9,211	5,810		55,405	70,426
Lifestyle Aggressive Portfolio	9,380	45,269	—	12,622	67,271
Lifestyle Balanced Portfolio	1,543	46,568	—	3,658	51,769
Lifestyle Conservative Portfolio	3,073	52,003	—	1,028	56,104
Lifestyle Growth Portfolio	$6,220	$180,551	—	$8,137	$194,908
Lifestyle Moderate Portfolio	1,381	38,184	—	2,297	41,862
Mid Cap Index Trust	1,006,008	76,283	—	173,561	1,255,852
Mid Cap Stock Trust	13,076	6,723	—	39,039	58,838
Mid Value Trust	175,608	34,204	—	229,567	439,379
Mutual Shares Trust	13,908	—	—	—	13,908
Real Estate Securities Trust	6,473	3,859	—	20,489	30,821
Science & Technology Trust	250,905	23,531	—	19,309	293,745
Small Cap Growth Trust	6,841	2,399	—	23,043	32,283
Small Cap Index Trust	230,983	24,797	—	72,161	327,941
Small Cap Opportunities Trust	80,174	31,874	—	72,380	184,428
Small Cap Value Trust	27,128	2,945	—	24,047	54,120
Small Company Value Trust	41,344	33,976	—	98,154	173,474
Strategic Equity Allocation Trust	—	—	—	14,618,425	14,618,425
Total Stock Market Index Trust	250,900	19,026	—	67,102	337,028
Utilities Trust	22,689	1,212	—	2,428	26,329

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2017 were equivalent to a net annual effective rate of the portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate
500 Index Trust	0.21%
Alpha Opportunities Trust	0.94%
American Asset Allocation Trust	0.00%*
American Global Growth Trust	0.00%*
American Growth Trust	0.00%*
American Growth-Income Trust	0.00%*
American International Trust	0.00%*
Blue Chip Growth Trust	0.73%
Capital Appreciation Trust	0.70%
Capital Appreciation Value Trust	0.77%
Emerging Markets Value Trust	0.94%
Equity Income Trust	0.69%
Financial Industries Trust	0.75%
Fundamental All Cap Core Trust	0.67%
Fundamental Large Cap Value Trust	0.64%
Global Trust	0.79%
Health Sciences Trust	0.98%
International Equity Index Trust	0.25%
International Growth Stock Trust	0.78%
International Small Company Trust	0.94%
International Value Trust	0.79%
Lifestyle Aggressive Portfolio	0.00%
Lifestyle Balanced Portfolio	0.04%
Lifestyle Conservative Portfolio	0.01%
Lifestyle Growth Portfolio	0.04%
Lifestyle Moderate Portfolio	0.03%
Mid Cap Index Trust	0.36%
Mid Cap Stock Trust	0.82%
Mid Value Trust	0.90%
Mutual Shares Trust	0.95%
Real Estate Securities Trust	0.69%
Science & Technology Trust	0.98%
Small Cap Growth Trust	1.02%
Small Cap Index Trust	0.42%
Small Cap Opportunities Trust	0.90%
Small Cap Value Trust	1.02%
Small Company Value Trust	0.98%
Strategic Equity Allocation Trust	0.49%
Total Stock Market Index Trust	0.43%
Utilities Trust	0.82%

*	The JHVIT Feeder Funds do not incur investment advisory fees. For more information on these portfolios, see Note 1.

Accounting and legal services.  Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2017 amounted to an annual rate of 0.02% of the portfolios’ average daily net assets.

Distribution and service plans.  The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Series I, Series II and Series III shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares.

For all portfolios, except American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust and American International Trust, Rule 12b-1 maximum fee rates are as follows:

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently, only 0.05% for Series I shares and 0.25% for Series II shares are charged for Rule 12b-1 fees.

For American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust and American International Trust, Rule 12b-1 maximum fee rates are as follows:

Class	Rule 12b-1 Fee
Series I	0.60%
Series II	0.75%
Series III	0.25%

The Distributor voluntarily agreed to waive 0.06%, 0.08%, 0.09%, 0.07% and 0.02% of its Rule 12b-1 fee for Series II of American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust and American International Trust, respectively.

For the year ended December 31, 2017, the waivers under these agreements amounted to:

Portfolio	Series II
American Asset Allocation Trust	$691,634
American Global Growth Trust	144,325
American Growth Trust	619,924
American Growth-Income Trust	415,875
American International Trust	75,991

Trustee expenses.  The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the portfolios based on their net assets relative to other portfolios within the John Hancock group of funds complex.

Interfund lending program.  Pursuant to an Exemptive Order issued by the SEC, the portfolios, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the portfolios to borrow from, or lend money to, other participating affiliated portfolios. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statements of operations. The portfolios’ activity in this program during the year ended December 31, 2017 for which loans were outstanding was as follows:

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolio	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Emerging Markets Value Trust	Borrower	$5,154,865	20	0.869%	($2,489)
International Equity Index Trust	Borrower	4,739,358	3	0.845%	(334)
International Value Trust	Borrower	3,248,770	3	1.250%	(338)
500 Index Trust	Lender	4,576,953	1	0.880%	112
Blue Chip Growth Trust	Lender	3,659,296	7	1.004%	715
Capital Appreciation Trust	Lender	8,208,690	4	1.205%	1,099
Capital Appreciation Value Trust	Lender	6,518,276	4	1.156%	837
Emerging Markets Value Trust	Lender	2,760,290	1	1.020%	78
Equity Income Trust	Lender	7,743,953	4	0.950%	817
Fundamental All Cap Core Trust	Lender	3,327,458	1	0.880%	81
Fundamental Large Cap Value Trust	Lender	6,651,914	1	0.845%	156
Health Sciences Trust	Lender	1,401,312	3	0.880%	103
International Equity Index Trust	Lender	7,671,001	2	1.188%	506
International Small Company Trust	Lender	1,223,770	1	1.250%	42
Mid Cap Index Trust	Lender	15,621,217	1	1.065%	462
Mid Value Trust	Lender	7,487,066	5	0.881%	916
Science & Technology Trust	Lender	8,721,993	2	1.122%	543
Small Cap Index Trust	Lender	10,405,320	1	1.020%	295
Small Company Value Trust	Lender	1,186,179	1	1.250%	41
Strategic Equity Allocation Trust	Lender	2,206,655	1	0.880%	54
Total Stock Market Index Trust	Lender	6,353,135	1	1.065%	188

6.  PORTFOLIO SHARE TRANSACTIONS Transactions in portfolios shares for the years ended December 31, 2017 and 2016 were as follows:

500 Index Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	8,887,084	$262,124,197	10,142,429	$262,342,983
Issued in reorganization (Note 12)	—	—	3,726,507	98,171,099
Distributions reinvested	2,866,347	86,908,755	2,854,430	76,267,096
Repurchased	(7,030,862)	(214,325,859)	(4,200,069)	(110,171,309)
Net increase	4,722,569	$134,707,093	12,523,297	$326,609,869
Series II shares
Sold	185,050	$5,589,384	241,727	$6,357,509
Issued in reorganization (Note 12)	—	—	238,676	6,285,277
Distributions reinvested	62,703	1,898,859	64,463	1,723,097
Repurchased	(306,378)	(9,125,939)	(223,398)	(5,765,896)
Net increase (decrease)	(58,625)	($1,637,696)	321,468	$8,599,987
Series NAV shares
Sold	1,300,595	$39,187,783	3,749,638	$97,423,917
Issued in reorganization (Note 12)	—	—	1,224,317	32,257,079
Distributions reinvested	1,759,757	53,376,525	1,916,792	51,225,840
Repurchased	(4,437,246)	(133,197,171)	(3,824,848)	(99,901,139)
Net increase (decrease)	(1,376,894)	($40,632,863)	3,065,899	$81,005,697
Total net increase	3,287,050	$92,436,534	15,910,664	$416,215,553

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Alpha Opportunities Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,615	$39,649	44,210	$474,858
Distributions reinvested	7,810	73,036	10,878	110,029
Repurchased	(22,809)	(242,512)	(50,272)	(503,126)
Net increase (decrease)	(11,384)	($129,827)	4,816	$81,761
Series NAV shares
Sold	204,787	$2,092,021	155,042	$1,585,768
Distributions reinvested	2,355,038	22,052,107	6,615,804	67,072,230
Repurchased	(1,308,026)	(13,464,619)	(54,040,939)	(556,081,073)
Net increase (decrease)	1,251,799	$10,679,509	(47,270,093)	($487,423,075)
Total net increase (decrease)	1,240,415	$10,549,682	(47,265,277)	($487,341,314)

American Asset Allocation Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,244,476	$17,602,026	1,063,106	$14,763,554
Distributions reinvested	1,534,618	21,214,901	2,483,006	32,981,081
Repurchased	(1,217,964)	(17,257,318)	(775,885)	(10,855,846)
Net increase	1,561,130	$21,559,609	2,770,227	$36,888,789
Series II shares
Sold	73,658	$1,040,308	71,967	$1,069,029
Distributions reinvested	6,318,816	87,248,832	11,941,117	158,477,027
Repurchased	(11,292,769)	(160,156,476)	(9,457,720)	(132,136,620)
Net increase (decrease)	(4,900,295)	($71,867,336)	2,555,364	$27,409,436
Series III shares
Sold	7,565	$109,112	36,375	$489,265
Distributions reinvested	812,615	11,267,930	1,468,008	19,540,815
Repurchased	(1,225,360)	(17,396,995)	(1,002,478)	(14,158,074)
Net increase (decrease)	(405,180)	($6,019,953)	501,905	$5,872,006
Total net increase (decrease)	(3,744,345)	($56,327,680)	5,827,496	$70,170,231

American Global Growth Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	686,122	$10,868,716	275,818	$3,879,925
Distributions reinvested	96,214	1,443,379	109,637	1,519,860
Repurchased	(549,735)	(8,670,681)	(217,062)	(3,049,448)
Net increase	232,601	$3,641,414	168,393	$2,350,337
Series II shares
Sold	337,708	$5,169,107	393,846	$5,672,536
Distributions reinvested	1,015,847	15,188,048	1,692,289	23,394,074
Repurchased	(2,216,797)	(33,999,150)	(2,297,248)	(32,971,102)
Net decrease	(863,242)	($13,641,995)	(211,113)	($3,904,492)
Series III shares
Sold	1,722	$24,317	216,094	$3,039,566
Distributions reinvested	188,728	2,835,518	310,922	4,304,618
Repurchased	(505,450)	(7,745,420)	(274,280)	(3,908,934)
Net increase (decrease)	(315,000)	($4,885,585)	252,736	$3,435,250
Total net increase (decrease)	(945,641)	($14,886,166)	210,016	$1,881,095

American Growth Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	685,877	$13,847,156	522,851	$10,641,419
Distributions reinvested	1,034,542	19,248,869	1,761,191	31,996,762
Repurchased	(1,094,122)	(22,162,613)	(739,584)	(14,897,969)
Net increase	626,297	$10,933,412	1,544,458	$27,740,212
Series II shares
Sold	11,878	$231,748	479,640	$10,884,428
Distributions reinvested	5,633,388	104,146,551	11,185,375	202,078,891
Repurchased	(6,853,980)	(138,327,554)	(5,552,915)	(117,316,849)
Net increase (decrease)	(1,208,714)	($33,949,255)	6,112,100	$95,646,470
Series III shares
Sold	5,835	$113,930	83,296	$1,955,914
Distributions reinvested	827,109	15,372,695	1,581,295	28,675,571
Repurchased	(1,036,441)	(20,844,451)	(504,151)	(10,508,458)
Net increase (decrease)	(203,497)	($5,357,826)	1,160,440	$20,123,027
Total net increase (decrease)	(785,914)	($28,373,669)	8,816,998	$143,509,709

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

American Growth-Income Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	310,937	$5,622,193	438,537	$8,045,228
Distributions reinvested	2,816,866	46,058,161	3,616,669	62,481,743
Repurchased	(1,605,795)	(29,269,472)	(1,371,878)	(26,791,131)
Net increase	1,522,008	$22,410,882	2,683,328	$43,735,840
Series II shares
Sold	160,077	$3,038,248	17,838	$316,156
Distributions reinvested	6,326,872	103,026,885	9,031,065	155,557,374
Repurchased	(6,187,711)	(112,340,916)	(5,394,945)	(104,655,145)
Net increase (decrease)	299,238	($6,275,783)	3,653,958	$51,218,385
Series III shares
Sold	8,280	$148,176	30,917	$651,074
Distributions reinvested	2,439,608	39,963,421	3,333,152	57,622,743
Repurchased	(2,244,247)	(40,412,336)	(1,342,470)	(25,845,742)
Net increase (decrease)	203,641	($300,739)	2,021,599	$32,428,075
Total net increase	2,024,887	$15,834,360	8,358,885	$127,382,300

American International Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,362,420	$49,621,498	1,499,923	$26,247,378
Distributions reinvested	350,513	7,273,666	53,409	938,390
Repurchased	(1,982,519)	(40,832,923)	(1,940,608)	(33,768,159)
Net increase (decrease)	730,414	$16,062,241	(387,276)	($6,582,391)
Series II shares
Sold	75,962	$1,587,264	1,072,376	$18,643,128
Distributions reinvested	1,075,450	22,247,631	173,139	3,040,326
Repurchased	(4,150,775)	(84,653,573)	(3,640,781)	(63,961,627)
Net decrease	(2,999,363)	($60,818,678)	(2,395,266)	($42,278,173)
Series III shares
Sold	3,520	$75,932	152,142	$2,629,827
Distributions reinvested	133,128	2,764,103	30,844	540,086
Repurchased	(489,822)	(10,041,471)	(314,880)	(5,573,689)
Net decrease	(353,174)	($7,201,436)	(131,894)	($2,403,776)
Total net decrease	(2,622,123)	($51,957,873)	(2,914,436)	($51,264,340)

Blue Chip Growth Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	157,857	$4,999,945	76,529	$2,226,202
Distributions reinvested	643,817	20,447,628	1,670,758	45,294,263
Repurchased	(1,389,093)	(44,533,659)	(1,486,922)	(43,403,172)
Net increase (decrease)	(587,419)	($19,086,086)	260,365	$4,117,293
Series II shares
Sold	164,907	$5,132,582	129,042	$3,806,586
Distributions reinvested	278,472	8,643,768	737,713	19,601,019
Repurchased	(843,555)	(26,802,696)	(850,905)	(24,552,521)
Net increase (decrease)	(400,176)	($13,026,346)	15,850	($1,144,916)
Series NAV shares
Sold	278,791	$9,045,720	1,753,670	$49,428,094
Distributions reinvested	2,700,254	85,733,077	7,070,249	191,674,469
Repurchased	(7,603,900)	(244,046,426)	(4,606,701)	(135,462,829)
Net increase (decrease)	(4,624,855)	($149,267,629)	4,217,218	$105,639,734
Total net increase (decrease)	(5,612,450)	($181,380,061)	4,493,433	$108,612,111

Capital Appreciation Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	142,209	$1,800,649	92,180	$1,135,467
Distributions reinvested	1,140,079	15,197,252	2,397,769	28,245,718
Repurchased	(2,161,637)	(29,496,549)	(2,058,597)	(26,179,184)
Net increase (decrease)	(879,349)	($12,498,648)	431,352	$3,202,001
Series II shares
Sold	249,415	$3,200,664	162,207	$2,037,246
Distributions reinvested	423,529	5,463,530	897,173	10,272,633
Repurchased	(1,086,570)	(14,567,759)	(1,073,167)	(13,367,542)
Net decrease	(413,626)	($5,903,565)	(13,787)	($1,057,663)
Series NAV shares
Sold	2,423,628	$32,854,041	8,799,080	$104,104,826
Distributions reinvested	4,752,012	63,486,882	9,128,589	107,717,347
Repurchased	(14,159,644)	(192,949,697)	(5,499,616)	(69,731,058)
Net increase (decrease)	(6,984,004)	($96,608,774)	12,428,053	$142,091,115
Total net increase (decrease)	(8,276,979)	($115,010,987)	12,845,618	$144,235,453

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Capital Appreciation Value Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	138,703	$1,594,872	152,092	$1,781,213
Distributions reinvested	24,177	279,982	28,235	314,791
Repurchased	(93,802)	(1,115,429)	(28,219)	(323,701)
Net increase	69,078	$759,425	152,108	$1,772,303
Series II shares
Sold	219,244	$2,572,395	251,189	$2,818,145
Distributions reinvested	1,587,808	18,295,301	3,000,082	33,308,137
Repurchased	(3,861,366)	(45,375,917)	(3,345,809)	(38,296,978)
Net decrease	(2,054,314)	($24,508,221)	(94,538)	($2,170,696)
Series NAV shares
Sold	1,936,299	$22,611,843	2,841,690	$32,659,880
Distributions reinvested	478,179	5,527,730	650,132	7,234,425
Repurchased	(1,455,644)	(17,206,211)	(560,535)	(6,429,437)
Net increase	958,834	$10,933,362	2,931,287	$33,464,868
Total net increase (decrease)	(1,026,402)	($12,815,434)	2,988,857	$33,066,475

Emerging Markets Value Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	49,158	$480,733	114,871	$908,981
Issued in reorganization (Note 12)	430,771	4,442,537	—	—
Distributions reinvested	9,503	96,719	6,665	54,595
Repurchased	(57,216)	(547,671)	(94,359)	(738,390)
Net increase	432,216	$4,472,318	27,177	$225,186
Series II shares
Sold	24,519	$250,778	—	—
Issued in reorganization (Note 12)	4,676,602	48,174,304	—	—
Distributions reinvested	35,513	363,278	202	$1,652
Repurchased	(255,718)	(2,642,126)	—	—
Net increase	4,480,916	$46,146,234	202	$1,652
Series NAV shares
Sold	2,330,901	$22,570,412	3,776,348	$28,827,823
Issued in reorganization (Note 12)	4,410,214	45,427,111	—	—
Distributions reinvested	1,115,389	11,295,801	1,738,653	14,248,128
Repurchased	(14,416,898)	(135,654,799)	(24,581,537)	(200,341,261)
Net decrease	(6,560,394)	($56,361,475)	(19,066,536)	($157,265,310)
Total net decrease	(1,647,262)	($5,742,923)	(19,039,157)	($157,038,472)

Equity Income Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	71,479	$1,232,499	67,876	$1,123,266
Distributions reinvested	1,607,574	26,133,173	1,931,878	30,589,537
Repurchased	(2,190,146)	(37,708,053)	(2,285,430)	(36,844,457)
Net decrease	(511,093)	($10,342,381)	(285,676)	($5,131,654)
Series II shares
Sold	78,033	$1,317,941	319,618	$5,172,211
Distributions reinvested	844,046	13,644,385	1,038,810	16,361,583
Repurchased	(1,511,225)	(25,853,208)	(1,266,568)	(20,337,205)
Net increase (decrease)	(589,146)	($10,890,882)	91,860	$1,196,589
Series NAV shares
Sold	1,428,679	$24,262,805	8,224,576	$134,072,176
Distributions reinvested	8,279,046	134,081,196	9,346,534	147,492,096
Repurchased	(14,054,590)	(242,202,279)	(13,957,092)	(224,499,784)
Net increase (decrease)	(4,346,865)	($83,858,278)	3,614,018	$57,064,488
Total net increase (decrease)	(5,447,104)	($105,091,541)	3,420,202	$53,129,423

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Financial Industries Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,576,723	$35,794,947	3,378,025	$41,542,495
Distributions reinvested	133,958	1,904,984	144,997	1,724,018
Repurchased	(3,683,030)	(50,569,145)	(2,539,822)	(27,074,864)
Net increase (decrease)	(972,349)	($12,869,214)	983,200	$16,191,649
Series II shares
Sold	336,357	$4,632,580	380,345	$4,500,153
Distributions reinvested	13,552	191,125	17,588	206,573
Repurchased	(655,952)	(8,932,875)	(505,738)	(5,423,332)
Net decrease	(306,043)	($4,109,170)	(107,805)	($716,606)
Series NAV shares
Sold	1,671,576	$23,048,662	312,394	$3,634,968
Distributions reinvested	38,867	551,791	27,185	321,862
Repurchased	(501,693)	(6,923,882)	(328,283)	(3,531,145)
Net increase	1,208,750	$16,676,571	11,296	$425,685
Total net increase (decrease)	(69,642)	($301,813)	886,691	$15,900,728

Fundamental All Cap Core Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	510,964	$12,039,843	282,133	$5,844,039
Distributions reinvested	217,160	5,082,008	1,049,316	21,041,313
Repurchased	(1,061,221)	(25,189,545)	(1,863,707)	(38,842,264)
Net decrease	(333,097)	($8,067,694)	(532,258)	($11,956,912)
Series II shares
Sold	124,479	$2,904,063	45,694	$989,989
Distributions reinvested	65,300	1,517,007	330,010	6,595,912
Repurchased	(428,684)	(10,046,310)	(395,235)	(8,088,725)
Net decrease	(238,905)	($5,625,240)	(19,531)	($502,824)
Series NAV shares
Sold	3,311,045	$75,836,113	91,455	$1,855,339
Distributions reinvested	2,064,692	48,594,777	9,327,458	187,990,199
Repurchased	(8,199,979)	(190,863,491)	(5,290,073)	(110,744,620)
Net increase (decrease)	(2,824,242)	($66,432,601)	4,128,840	$79,100,918
Total net increase (decrease)	(3,396,244)	($80,125,535)	3,577,051	$66,641,182

Fundamental Large Cap Value Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	161,887	$3,154,623	320,295	$5,167,987
Distributions reinvested	417,713	8,382,268	641,213	11,465,810
Repurchased	(5,263,151)	(104,534,078)	(4,468,881)	(75,540,484)
Net decrease	(4,683,551)	($92,997,187)	(3,507,373)	($58,906,687)
Series II shares
Sold	71,830	$1,413,805	378,897	$6,133,176
Distributions reinvested	141,814	2,862,570	227,506	4,097,304
Repurchased	(1,801,067)	(35,851,641)	(2,248,353)	(38,765,802)
Net decrease	(1,587,423)	($31,575,266)	(1,641,950)	($28,535,322)
Series NAV shares
Sold	416,975	$8,286,394	666,398	$10,969,543
Distributions reinvested	72,824	1,463,195	213,450	3,791,037
Repurchased	(636,729)	(12,629,667)	(41,906,790)	(715,364,348)
Net decrease	(146,930)	($2,880,078)	(41,026,942)	($700,603,768)
Total net decrease	(6,417,904)	($127,452,531)	(46,176,265)	($788,045,777)

Global Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	31,832	$657,313	131,670	$2,324,191
Distributions reinvested	127,367	2,689,000	341,341	6,227,844
Repurchased	(978,283)	(20,147,918)	(1,070,507)	(19,339,272)
Net decrease	(819,084)	($16,801,605)	(597,496)	($10,787,237)
Series II shares
Sold	51,607	$1,078,942	79,711	$1,401,283
Distributions reinvested	34,619	727,926	99,082	1,800,551
Repurchased	(340,336)	(6,944,978)	(455,596)	(8,055,452)
Net decrease	(254,110)	($5,138,110)	(276,803)	($4,853,618)
Series NAV shares
Sold	201,548	$4,232,368	111,516	$1,961,014
Distributions reinvested	42,423	894,353	133,710	2,450,175
Repurchased	(288,143)	(6,025,330)	(19,758,155)	(368,025,325)
Net decrease	(44,172)	($898,609)	(19,512,929)	($363,614,136)
Total net decrease	(1,117,366)	($22,838,324)	(20,387,228)	($379,254,991)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Health Sciences Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	409,554	$10,276,474	207,558	$5,738,058
Distributions reinvested	453,839	10,647,055	1,123,236	25,486,230
Repurchased	(881,657)	(21,590,971)	(1,612,250)	(42,745,374)
Net decrease	(18,264)	($667,442)	(281,456)	($11,521,086)
Series II shares
Sold	195,559	$4,462,820	236,246	$5,957,884
Distributions reinvested	371,236	8,100,368	937,478	19,977,664
Repurchased	(797,986)	(18,428,959)	(1,064,720)	(26,354,490)
Net increase (decrease)	(231,191)	($5,865,771)	109,004	($418,942)
Series NAV shares
Sold	369,833	$9,370,247	332,001	$8,692,793
Distributions reinvested	431,000	10,244,857	1,050,526	24,109,570
Repurchased	(930,193)	(23,099,413)	(678,680)	(17,929,921)
Net increase (decrease)	(129,360)	($3,484,309)	703,847	$14,872,442
Total net increase (decrease)	(378,815)	($10,017,522)	531,395	$2,932,414

International Equity Index Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,529,540	$59,705,975	2,013,185	$29,078,074
Distributions reinvested	443,360	7,957,482	495,179	7,281,119
Repurchased	(1,048,678)	(18,037,273)	(1,912,684)	(28,169,831)
Net increase	2,924,222	$49,626,184	595,680	$8,189,362
Series II shares
Sold	170,998	$2,924,821	53,173	$777,182
Distributions reinvested	18,893	339,214	23,786	350,454
Repurchased	(172,505)	(2,937,705)	(172,390)	(2,523,755)
Net increase (decrease)	17,386	$326,330	(95,431)	($1,396,119)
Series NAV shares
Sold	1,869,265	$32,390,419	991,677	$14,457,482
Distributions reinvested	425,828	7,640,403	535,353	7,868,001
Repurchased	(1,980,882)	(32,644,047)	(1,560,245)	(22,839,791)
Net increase (decrease)	314,211	$7,386,775	(33,215)	($514,308)
Total net increase	3,255,819	$57,339,289	467,034	$6,278,935

International Growth Stock Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	82,409	$1,394,577	127,913	$2,027,038
Distributions reinvested	4,408	79,484	4,359	67,675
Repurchased	(17,922)	(314,964)	(88,424)	(1,411,934)
Net increase	68,895	$1,159,097	43,848	$682,779
Series II shares
Sold	79,824	$1,386,596	88,478	$1,379,051
Distributions reinvested	12,608	226,945	17,674	275,435
Repurchased	(181,702)	(3,166,023)	(240,271)	(3,731,726)
Net decrease	(89,270)	($1,552,482)	(134,119)	($2,077,240)
Series NAV shares
Sold	1,077,091	$18,574,203	838,313	$13,213,693
Distributions reinvested	280,567	5,064,621	420,764	6,540,418
Repurchased	(4,137,136)	(70,821,156)	(3,368,941)	(52,797,102)
Net decrease	(2,779,478)	($47,182,332)	(2,109,864)	($33,042,991)
Total net decrease	(2,799,853)	($47,575,717)	(2,200,135)	($34,437,452)

International Small Company Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	277,326	$4,081,402	184,122	$2,230,693
Distributions reinvested	32,474	487,758	52,019	645,735
Repurchased	(445,283)	(6,369,820)	(525,495)	(6,405,500)
Net decrease	(135,483)	($1,800,660)	(289,354)	($3,529,072)
Series II shares
Sold	121,781	$1,776,336	120,281	$1,443,729
Distributions reinvested	15,926	238,151	25,224	313,103
Repurchased	(285,453)	(4,064,739)	(364,345)	(4,433,529)
Net decrease	(147,746)	($2,050,252)	(218,840)	($2,676,697)
Series NAV shares
Sold	1,485,611	$21,369,535	796,465	$9,665,689
Distributions reinvested	81,192	1,220,666	94,388	1,170,659
Repurchased	(394,484)	(5,726,895)	(588,239)	(7,185,997)
Net increase	1,172,319	$16,863,306	302,614	$3,650,351
Total net increase (decrease)	889,090	$13,012,394	(205,580)	($2,555,418)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

International Value Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	52,845	$723,898	200,157	$2,366,309
Issued in reorganization (Note 12)	—	—	2,759,267	34,455,030
Distributions reinvested	144,614	2,014,386	185,056	2,234,481
Repurchased	(1,286,081)	(17,567,061)	(979,035)	(11,430,725)
Net increase (decrease)	(1,088,622)	($14,828,777)	2,165,445	$27,625,095
Series II shares
Sold	80,606	$1,107,013	282,571	$3,355,324
Issued in reorganization (Note 12)	—	—	1,112,508	13,864,699
Distributions reinvested	81,659	1,136,690	109,635	1,322,703
Repurchased	(1,047,347)	(14,338,254)	(955,796)	(11,118,614)
Net increase (decrease)	(885,082)	($12,094,551)	548,918	$7,424,112
Series NAV shares
Sold	1,490,898	$20,466,588	1,514,409	$16,600,826
Issued in reorganization (Note 12)	—	—	2,583,724	32,032,552
Distributions reinvested	911,698	12,607,799	1,223,460	14,670,334
Repurchased	(8,910,178)	(120,909,688)	(11,419,792)	(138,205,871)
Net decrease	(6,507,582)	($87,835,301)	(6,098,199)	($74,902,159)
Total net decrease	(8,481,286)	($114,758,629)	(3,383,836)	($39,852,952)

Lifestyle Aggressive Portfolio	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	7,375	$104,842	101,108	$1,262,631
Distributions reinvested	7,173	104,869	13,934	177,442
Repurchased	(93,583)	(1,350,541)	(29,028)	(359,361)
Net increase (decrease)	(79,035)	($1,140,830)	86,014	$1,080,712
Series II shares
Sold	53,338	$754,885	48,600	$598,883
Distributions reinvested	36,689	534,720	70,558	897,536
Repurchased	(200,165)	(2,820,291)	(103,936)	(1,275,830)
Net increase (decrease)	(110,138)	($1,530,686)	15,222	$220,589
Series NAV shares
Sold	252,095	$3,428,507	137,894	$1,795,437
Distributions reinvested	12,391	181,791	9,893	126,020
Repurchased	(13,679)	(193,596)	(26,628)	(336,145)
Net increase	250,807	$3,416,702	121,159	$1,585,312
Total net increase	61,634	$745,186	222,395	$2,886,613

Lifestyle Balanced Portfolio	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	458,304	$6,765,166	251,549	$3,532,517
Distributions reinvested	72,446	1,077,444	101,624	1,415,529
Repurchased	(483,055)	(6,957,352)	(270,893)	(3,752,634)
Net increase	47,695	$885,258	82,280	$1,195,412
Series II shares
Sold	1,617,070	$23,557,701	5,100,448	$69,854,817
Distributions reinvested	1,914,417	28,484,622	2,823,876	39,411,300
Repurchased	(6,607,390)	(96,720,002)	(8,229,629)	(112,332,889)
Net decrease	(3,075,903)	($44,677,679)	(305,305)	($3,066,772)
Series NAV shares
Sold	928,652	$13,526,858	1,240,875	$17,263,311
Distributions reinvested	177,720	2,641,365	195,697	2,721,746
Repurchased	(101,881)	(1,482,853)	(164,521)	(2,277,985)
Net increase	1,004,491	$14,685,370	1,272,051	$17,707,072
Total net increase (decrease)	(2,023,717)	($29,107,051)	1,049,026	$15,835,712

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Lifestyle Conservative Portfolio	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	274,423	$3,710,799	137,577	$1,816,883
Distributions reinvested	25,715	344,834	25,834	337,070
Repurchased	(117,968)	(1,591,199)	(122,943)	(1,620,287)
Net increase	182,170	$2,464,434	40,468	$533,666
Series II shares
Sold	1,122,068	$15,004,321	2,303,708	$30,154,810
Distributions reinvested	355,249	4,767,469	504,021	6,593,600
Repurchased	(2,884,839)	(38,577,218)	(3,081,301)	(40,916,528)
Net decrease	(1,407,522)	($18,805,428)	(273,572)	($4,168,118)
Series NAV shares
Sold	47,114	$632,510	177,821	$2,396,922
Distributions reinvested	8,429	112,968	8,383	109,132
Repurchased	(6,577)	(87,943)	(11,835)	(154,970)
Net increase	48,966	$657,535	174,369	$2,351,084
Total net decrease	(1,176,386)	($15,683,459)	(58,735)	($1,283,368)

Lifestyle Growth Portfolio	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	411,043	$6,348,628	697,163	$10,136,569
Issued in reorganization (Note 12)	8,715,614	142,041,750	2,998,783	43,539,274
Distributions reinvested	327,410	5,332,384	209,409	3,054,378
Repurchased	(1,069,256)	(17,128,515)	(308,031)	(4,466,408)
Net increase	8,384,811	$136,594,247	3,597,324	$52,263,813
Series II shares
Sold	783,210	$11,805,916	12,339,255	$177,165,033
Issued in reorganization (Note 12)	209,799,796	3,417,645,177	64,515,968	936,346,497
Distributions reinvested	8,198,909	133,368,825	7,270,805	106,188,151
Repurchased	(24,327,569)	(387,881,676)	(19,133,299)	(270,719,421)
Net increase	194,454,346	$3,174,938,242	64,992,729	$948,980,260
Series NAV shares
Sold	1,285,404	$20,111,936	1,451,673	$20,996,363
Issued in reorganization (Note 12)	12,208,429	198,936,913	3,952,421	57,376,678
Distributions reinvested	471,016	7,673,324	234,521	3,417,906
Repurchased	(363,582)	(5,801,479)	(255,753)	(3,696,517)
Net increase	13,601,267	$220,920,694	5,382,862	$78,094,430
Total net increase	216,440,424	$3,532,453,183	73,972,915	$1,079,338,503

Lifestyle Moderate Portfolio	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	156,293	$2,207,261	169,425	$2,305,748
Distributions reinvested	24,026	345,645	31,302	427,796
Repurchased	(153,278)	(2,179,604)	(119,434)	(1,610,688)
Net increase	27,041	$373,302	81,293	$1,122,856
Series II shares
Sold	846,541	$12,014,706	2,423,731	$32,488,564
Distributions reinvested	606,481	8,737,037	913,725	12,516,179
Repurchased	(2,914,876)	(41,400,143)	(4,218,830)	(57,010,081)
Net decrease	(1,461,854)	($20,648,400)	(881,374)	($12,005,338)
Series NAV shares
Sold	335,198	$4,777,300	473,229	$6,530,551
Distributions reinvested	42,346	609,492	42,589	581,194
Repurchased	(53,126)	(762,890)	(43,430)	(590,290)
Net increase	324,418	$4,623,902	472,388	$6,521,455
Total net decrease	(1,110,395)	($15,651,196)	(327,693)	($4,361,027)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Mid Cap Index Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	16,777,609	$371,826,162 [1]	3,154,372	$65,102,303
Issued in reorganization (Note 12)	4,068,487	90,512,832	—	—
Distributions reinvested	2,734,514	56,416,389	3,660,591	74,098,309
Repurchased	(5,800,817)	(129,285,373)	(2,679,726)	(54,277,199)
Net increase	17,779,793	$389,470,010	4,135,237	$84,923,413
Series II shares
Sold	53,594	$1,190,271	127,734	$2,623,279
Issued in reorganization (Note 12)	1,018,218	22,519,487	—	—
Distributions reinvested	207,249	4,239,287	313,133	6,304,135
Repurchased	(556,445)	(12,291,206)	(440,913)	(8,901,562)
Net increase (decrease)	722,616	$15,657,839	(46)	$25,852
Series NAV shares
Sold	2,164,633	$47,644,520	2,144,003	$44,055,772
Issued in reorganization (Note 12)	1,358,461	30,228,121	—	—
Distributions reinvested	520,606	10,742,820	598,482	12,117,435
Repurchased	(1,695,750)	(37,727,420)	(1,803,831)	(36,175,286)
Net increase	2,347,950	$50,888,041	938,654	$19,997,921
Total net increase	20,850,359	$456,015,890	5,073,845	$104,947,186

[1]	Includes in-kind purchase of approximately $306,271,600 by affiliates of the portfolio. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

Mid Cap Stock Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	69,105	$1,108,332	247,682	$3,552,613
Distributions reinvested	204,744	3,363,937	793,098	11,515,782
Repurchased	(1,565,026)	(25,485,623)	(1,624,460)	(23,187,696)
Net decrease	(1,291,177)	($21,013,354)	(583,680)	($8,119,301)
Series II shares
Sold	194,232	$2,940,230	69,652	$945,848
Distributions reinvested	117,328	1,826,795	444,625	6,135,831
Repurchased	(959,121)	(14,946,066)	(1,143,348)	(15,505,633)
Net decrease	(647,561)	($10,179,041)	(629,071)	($8,423,954)
Series NAV shares
Sold	1,038,688	$17,534,972	361,959	$5,099,228
Distributions reinvested	601,769	10,001,394	2,370,450	34,798,213
Repurchased	(5,270,967)	(86,805,507)	(4,355,998)	(64,566,953)
Net decrease	(3,630,510)	($59,269,141)	(1,623,589)	($24,669,512)
Total net decrease	(5,569,248)	($90,461,536)	(2,836,340)	($41,212,767)

Mid Value Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	895,253	$10,536,809	2,837,862	$32,671,603
Distributions reinvested	3,034,218	32,506,214	3,630,231	39,689,552
Repurchased	(6,167,179)	(71,952,167)	(3,092,021)	(34,360,083)
Net increase (decrease)	(2,237,708)	($28,909,144)	3,376,072	$38,001,072
Series II shares
Sold	121,742	$1,438,643	347,601	$4,018,284
Distributions reinvested	580,177	6,210,704	748,613	8,179,863
Repurchased	(1,106,556)	(12,935,548)	(877,012)	(9,945,026)
Net increase (decrease)	(404,637)	($5,286,201)	219,202	$2,253,121
Series NAV shares
Sold	2,091,308	$24,706,256	1,297,866	$15,133,978
Distributions reinvested	4,133,054	44,040,813	4,900,129	53,328,282
Repurchased	(5,319,237)	(62,264,857)	(7,667,902)	(85,901,234)
Net increase (decrease)	905,125	$6,482,212	(1,469,907)	($17,438,974)
Total net increase (decrease)	(1,737,220)	($27,713,133)	2,125,367	$22,815,219

Mutual Shares Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	909,647	$7,075,139	4,310	$49,323
Distributions reinvested	12,508,636	80,318,543	2,292,328	26,161,592
Repurchased	(2,380,072)	(21,821,457)	(2,220,828)	(26,121,515)
Net increase	11,038,211	$65,572,225	75,810	$89,400
Series NAV shares[1]
Distributions reinvested	—	—	3,264,897	37,317,768
Repurchased	—	—	(33,032,793)	(378,234,915)
Net decrease	—	—	(29,767,896)	($340,917,147)
Total net increase (decrease)	11,038,211	$65,572,225	(29,692,086)	($340,827,747)

[1]	All Series NAV shares were redeemed on 10-17-16.

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Real Estate Securities Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	27,927	$544,220	179,729	$3,499,878
Distributions reinvested	20,526	405,805	162,344	2,951,550
Repurchased	(678,969)	(12,983,784)	(751,211)	(14,080,111)
Net decrease	(630,516)	($12,033,759)	(409,138)	($7,628,683)
Series II shares
Sold	103,156	$1,995,046	195,829	$3,751,304
Distributions reinvested	8,333	164,996	90,828	1,655,649
Repurchased	(577,814)	(11,075,777)	(573,737)	(10,855,857)
Net decrease	(466,325)	($8,915,735)	(287,080)	($5,448,904)
Series NAV shares
Sold	566,369	$10,911,861	408,215	$7,717,064
Distributions reinvested	72,773	1,429,264	514,767	9,299,342
Repurchased	(2,085,129)	(39,681,843)	(1,590,433)	(30,052,990)
Net decrease	(1,445,987)	($27,340,718)	(667,451)	($13,036,584)
Total net decrease	(2,542,828)	($48,290,212)	(1,363,669)	($26,114,171)

Science & Technology Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,936,766	$79,432,718	1,012,576	$23,380,744
Distributions reinvested	1,140,380	30,870,085	2,533,287	57,150,948
Repurchased	(2,403,913)	(65,923,924)	(3,001,321)	(68,424,922)
Net increase	1,673,233	$44,378,879	544,542	$12,106,770
Series II shares
Sold	296,323	$7,518,076	117,972	$2,652,551
Distributions reinvested	111,767	2,909,292	266,588	5,803,630
Repurchased	(488,436)	(12,947,160)	(401,721)	(8,892,313)
Net decrease	(80,346)	($2,519,792)	(17,161)	($436,132)
Series NAV shares
Sold	358,577	$10,237,066	353,789	$8,291,233
Distributions reinvested	86,741	2,370,636	186,407	4,240,765
Repurchased	(344,270)	(9,642,667)	(258,298)	(5,996,693)
Net increase	101,048	$2,965,035	281,898	$6,535,305
Total net increase	1,693,935	$44,824,122	809,279	$18,205,943

Small Cap Growth Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	814,137	$7,365,368	653,494	$5,108,950
Distributions reinvested	—	—	964,940	7,536,179
Repurchased	(1,877,411)	(16,977,626)	(2,928,154)	(23,103,654)
Net decrease	(1,063,274)	($9,612,258)	(1,309,720)	($10,458,525)
Series II shares
Sold	275,933	$2,385,010	307,333	$2,363,613
Distributions reinvested	—	—	353,250	2,635,244
Repurchased	(727,703)	(6,305,215)	(911,335)	(6,757,249)
Net decrease	(451,770)	($3,920,205)	(250,752)	($1,758,392)
Series NAV shares
Sold	5,792,264	$56,431,241	1,313,482	$10,073,716
Distributions reinvested	—	—	3,316,617	26,168,107
Repurchased	(6,103,846)	(55,218,338)	(5,816,917)	(47,149,430)
Net increase (decrease)	(311,582)	$1,212,903	(1,186,818)	($10,907,607)
Total net decrease	(1,826,626)	($12,319,560)	(2,747,290)	($23,124,524)

Small Cap Index Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,188,679	$48,443,112	3,319,467	$46,244,354
Distributions reinvested	1,210,805	17,500,671	1,947,946	26,486,593
Repurchased	(3,347,405)	(51,504,002)	(2,022,185)	(27,005,427)
Net increase	1,052,079	$14,439,781	3,245,228	$45,725,520
Series II shares
Sold	64,426	$985,159	135,317	$1,886,498
Distributions reinvested	123,792	1,772,985	252,069	3,402,977
Repurchased	(594,194)	(9,008,346)	(366,817)	(4,889,321)
Net increase (decrease)	(405,976)	($6,250,202)	20,569	$400,154
Series NAV shares
Sold	1,273,648	$19,541,069	1,281,851	$17,869,332
Distributions reinvested	392,212	5,681,789	619,790	8,436,837
Repurchased	(923,772)	(14,269,748)	(691,273)	(9,200,439)
Net increase	742,088	$10,953,110	1,210,368	$17,105,730
Total net increase	1,388,191	$19,142,689	4,476,165	$63,231,404

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Small Cap Opportunities Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	28,610	$891,419	57,299	$1,747,735
Distributions reinvested	226,686	6,483,208	317,968	8,934,910
Repurchased	(415,913)	(13,067,632)	(445,698)	(12,832,389)
Net decrease	(160,617)	($5,693,005)	(70,431)	($2,149,744)
Series II shares
Sold	80,315	$2,493,172	44,445	$1,268,849
Distributions reinvested	90,654	2,551,910	126,373	3,499,264
Repurchased	(209,431)	(6,442,164)	(271,242)	(7,782,945)
Net decrease	(38,462)	($1,397,082)	(100,424)	($3,014,832)
Series NAV shares
Sold	177,673	$5,526,901	141,566	$4,025,029
Distributions reinvested	215,746	6,137,963	303,298	8,480,211
Repurchased	(2,239,578)	(71,533,601)	(702,415)	(20,434,931)
Net decrease	(1,846,159)	($59,868,737)	(257,551)	($7,929,691)
Total net decrease	(2,045,238)	($66,958,824)	(428,406)	($13,094,267)

Small Cap Value Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	542,545	$11,512,485	1,000,704	$20,986,663
Distributions reinvested	1,527,600	28,011,641	2,420,012	47,283,963
Repurchased	(4,138,433)	(85,002,992)	(2,030,980)	(40,796,437)
Net increase (decrease)	(2,068,288)	($45,478,866)	1,389,736	$27,474,189
Series II shares
Sold	92,258	$1,894,439	233,879	$4,797,499
Distributions reinvested	166,733	3,032,463	263,865	5,121,442
Repurchased	(430,216)	(8,838,716)	(357,188)	(7,185,700)
Net increase (decrease)	(171,225)	($3,911,814)	140,556	$2,733,241
Series NAV shares
Sold	1,654,169	$33,756,143	679,973	$14,318,539
Distributions reinvested	1,409,576	25,794,243	2,175,408	42,399,254
Repurchased	(2,185,431)	(45,089,140)	(2,681,226)	(55,409,577)
Net increase	878,314	$14,461,246	174,155	$1,308,216
Total net increase (decrease)	(1,361,199)	($34,929,434)	1,704,447	$31,515,646

Small Company Value Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	77,905	$1,695,467	185,715	$3,816,599
Distributions reinvested	504,740	9,418,446	504,118	9,883,884
Repurchased	(666,681)	(14,380,015)	(465,746)	(9,370,597)
Net increase (decrease)	(84,036)	($3,266,102)	224,087	$4,329,886
Series II shares
Sold	73,179	$1,527,835	135,762	$2,826,919
Distributions reinvested	434,369	7,944,612	430,988	8,304,671
Repurchased	(520,632)	(11,010,186)	(407,099)	(8,200,087)
Net increase (decrease)	(13,084)	($1,537,739)	159,651	$2,931,503
Series NAV shares
Sold	1,153,661	$24,325,755	177,558	$3,681,105
Distributions reinvested	1,257,810	23,407,837	1,506,818	29,468,008
Repurchased	(946,980)	(19,909,403)	(4,136,310)	(85,625,136)
Net increase (decrease)	1,464,491	$27,824,189	(2,451,934)	($52,476,023)
Total net increase (decrease)	1,367,371	$23,020,348	(2,068,196)	($45,214,634)

Strategic Equity Allocation Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	262,562	$4,696,385	97,913,326	$1,596,511,395
Distributions reinvested	19,226,703	361,758,039	23,230,308	385,513,756
Repurchased	(101,101,189)	(1,878,082,888)	(79,937,195)	(1,313,058,461)
Net increase (decrease)	(81,611,924)	($1,511,628,464)	41,206,439	$668,966,690
Total net increase (decrease)	(81,611,924)	($1,511,628,464)	41,206,439	$668,966,690

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Total Stock Market Index Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,644,771	$53,842,903	2,222,161	$40,397,710
Issued in reorganization (Note 12)	2,428,390	49,754,824	—	—
Distributions reinvested	928,157	19,355,588	733,387	13,722,877
Repurchased	(4,550,743)	(96,201,498)	(3,271,245)	(59,210,090)
Net increase (decrease)	1,450,575	$26,751,817	(315,697)	($5,089,503)
Series II shares
Sold	21,306	$430,272	31,011	$576,467
Issued in reorganization (Note 12)	326,253	6,658,154	—	—
Distributions reinvested	67,253	1,394,131	52,813	984,323
Repurchased	(268,413)	(5,621,815)	(222,712)	(3,995,615)
Net increase (decrease)	146,399	$2,860,742	(138,888)	($2,434,825)
Series NAV shares
Sold	1,628,471	$33,399,609	1,543,297	$28,577,907
Issued in reorganization (Note 12)	496,179	10,165,000	—	—
Distributions reinvested	249,903	5,215,471	183,452	3,434,609
Repurchased	(1,881,737)	(38,458,770)	(469,926)	(8,566,481)
Net increase	492,816	$10,321,310	1,256,823	$23,446,035
Total net increase	2,089,790	$39,933,869	802,238	$15,921,707

Utilities Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	607,162	$8,377,989	757,746	$9,869,284
Distributions reinvested	466,479	6,613,452	1,473,184	18,933,906
Repurchased	(4,680,562)	(64,774,587)	(4,905,718)	(62,256,739)
Net decrease	(3,606,921)	($49,783,146)	(2,674,788)	($33,453,549)
Series II shares
Sold	51,923	$703,747	114,783	$1,481,693
Distributions reinvested	23,727	332,651	73,893	940,196
Repurchased	(203,218)	(2,758,068)	(286,946)	(3,658,363)
Net decrease	(127,568)	($1,721,670)	(98,270)	($1,236,474)
Series NAV shares
Sold	215,696	$2,966,751	232,278	$3,014,423
Distributions reinvested	52,042	736,759	141,848	1,818,062
Repurchased	(315,948)	(4,354,639)	(682,614)	(8,783,238)
Net decrease	(48,210)	($651,129)	(308,488)	($3,950,753)
Total net decrease	(3,782,699)	($52,155,945)	(3,081,546)	($38,640,776)

For Emerging Markets Value Trust, affiliates of the Trust owned 100%, 100% and 96% of shares of Series I, Series II and Series NAV, respectively. For all other portfolios, affiliates of the Trust owned 100% of shares of all series of the portfolios. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.

7.  PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term investments, U.S. Treasury obligations, in-kind transactions and merger activity, are aggregated below for the year ended December 31, 2017:

Portfolio	Purchases	Sales
500 Index Trust	$259,786,750	$150,457,964
Alpha Opportunities Trust	141,015,048	149,411,457
American Asset Allocation Trust	100,592,686	189,295,787
American Global Growth Trust	20,996,906	47,853,765
American Growth Trust	99,949,184	179,521,436
American Growth-Income Trust	88,247,333	181,806,832
American International Trust	50,169,150	124,057,196
Blue Chip Growth Trust	430,543,065	719,687,792
Capital Appreciation Trust	479,887,784	679,386,273
Capital Appreciation Value Trust	215,802,847	249,667,476
Emerging Markets Value Trust	183,793,578	185,444,092
Equity Income Trust	377,570,394	606,731,120
Financial Industries Trust	90,159,018	92,543,593
Fundamental All Cap Core Trust	724,577,921	867,617,204
Fundamental Large Cap Value Trust	241,538,390	367,943,325
Global Trust	62,055,921	69,218,237
Health Science Trust	110,174,133	149,221,533
International Equity Index Trust	67,549,615	20,270,597
International Growth Stock Trust	99,625,523	151,669,076
International Small Company Trust	30,096,397	18,067,124
International Value Trust	231,764,927	351,819,915
Lifestyle Aggressive Portfolio	4,903,539	4,269,290

PURCHASE AND SALE OF SECURITIES, CONTINUED

Portfolio	Purchases	Sales
Lifestyle Balanced Portfolio	$59,586,762	$92,761,095
Lifestyle Conservative Portfolio	22,425,419	38,648,538
Lifestyle Growth Portfolio	173,187,892	398,657,916
Lifestyle Moderate Portfolio	23,356,020	40,140,260
Mid Cap Index Trust	215,770,115	241,612,237
Mid Cap Stock Trust	505,876,632	613,309,055
Mid Value Trust	242,733,870	352,492,296
Mutual Shares Trust	31,407,237	45,315,784
Real Estate Securities Trust	631,268,733	669,000,290
Science & Technology Trust	539,994,109	544,284,301
Small Cap Growth Trust	403,291,398	422,140,998
Small Cap Index Trust	130,160,387	117,435,580
Small Cap Opportunities Trust	86,995,005	169,938,842
Small Cap Value Trust	124,381,816	216,974,085
Small Company Value Trust	51,392,953	67,220,726
Strategic Equity Allocation Trust	532,612,300	2,115,720,750
Total Stock Market Index Trust	43,956,215	49,153,122
Utilities Trust	84,066,826	133,816,802

Purchases and sales of U.S. Treasury obligations are aggregated below for the year ended December 31, 2017:

Portfolio	Purchase	Sales
Capital Appreciation Value Trust	$9,669,015	—

8.  INVESTMENT BY AFFILIATED FUNDS Certain investors in the portfolios are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of the portfolios’ net assets. At December 31, 2017, the following portfolios had an affiliate ownership of 5% or more of the portfolios’ net assets:

Portfolio	Affiliated Concentration
Alpha Opportunities Trust	95.1%
Blue Chip Growth Trust	32.3%
Capital Appreciation Trust	53.4%
Emerging Markets Value Trust	68.4%
Equity Income Trust	52.1%
International Growth Stock Trust	81.4%
International Value Trust	56.9%
Mid Cap Stock Trust	37.6%
Mid Value Trust	36.8%
Small Cap Growth Trust	34.8%
Small Cap Value Trust	21.1%
Small Company Value Trust	46.8%
Strategic Equity Allocation Trust	100.0%

9.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS The Lifestyle Portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The Lifestyle Portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios’ investment may represent a significant portion of each underlying fund’s net assets. At December 31, 2017, the following portfolios held 5% or more of the net assets of the underlying funds shown below:

Portfolio	Affiliate Series NAV	Percentage of Underlying Portfolio’s Net Asset
Lifestyle Balance Portfolio	Bond	5.6%
Lifestyle Growth Portfolio	Strategic Equity Allocation	43.5%
	Bond	22.0%

Information regarding each portfolios’ purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios from their investments in affiliated underlying funds during the period is as follows:

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Lifestyle Aggressive Portfolio
Strategic Equity Allocation	1,200,906	203,893	(162,985)	1,241,814	$415,482	$324,128	$299,010	$3,502,319	$24,687,268
Lifestyle Balanced Portfolio
Bond	36,965,409	3,070,366	(809,979)	39,225,796	$14,575,574	—	$94,787	$3,594,164	$526,017,925
Strategic Equity Allocation	30,300,799	968,136	(4,409,900)	26,859,035	9,236,462	$7,374,805	7,926,804	78,653,065	533,957,625
					$23,812,036	$7,374,805	$8,021,591	$82,247,229	$1,059,975,550
Lifestyle Conservative Portfolio
Bond	11,435,535	1,149,242	1,775,438	10,809,339	$4,110,770	—	($108,624)	$1,354,343	$144,953,229
Strategic Equity Allocation	2,234,755	375,316	790,628	1,819,443	645,241	$534,852	1,133,565	5,082,652	36,170,527
					$4,756,011	$534,852	$1,024,941	$6,436,995	$181,123,756
Lifestyle Growth Portfolio
Bond	67,874,230	84,758,746	52,009	152,580,967	$49,471,297	—	($19,764)	($28,171,691)	$2,046,110,768
Strategic Equity Allocation	129,721,826	142,660,039	21,020,378	251,361,487	76,537,935	$32,623,798	49,632,827	773,798,529	4,997,066,353
					$126,009,232	$32,623,798	$49,613,063	$745,626,838	$7,043,177,121

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Lifestyle Moderate Portfolio
Bond	14,414,404	1,124,660	(960,222)	14,578,842	$5,456,573	—	($15,332)	$1,508,864	$195,502,275
Strategic Equity Allocation	7,560,424	440,831	(1,456,790)	6,544,465	2,281,321	$1,841,371	2,549,850	19,022,618	130,103,955
					$7,737,894	$1,841,371	$2,534,518	$20,531,482	$325,606,230

10.  INTERFUND TRADING The portfolios are permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the portfolios from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2017, the portfolios engaged in securities purchases and sales with affiliated funds, some of which have different fiscal reporting periods, as follows:

Portfolio	Purchases	Sales
Blue Chip Growth Trust	$1,239,047	—
Capital Appreciation Value Trust	1,548,512	$1,040,816
Equity Income Trust	—	163,401
Health Sciences Trust	11,539	12,857
Mid Value Trust	1,668,624	615,245
Small Cap Opportunities Trust	—	1,618,769
Small Company Value Trust	171,205	603,194
Utilities Trust	23,596	764,085

11.  DIRECT PLACEMENT SECURITIES The portfolios may hold private placement securities which are restricted as to resale and the portfolios have limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at December 31, 2017:

Portfolio	Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Ending share amount		Value as a percentage of portfolio’s net assets	Value as of 12-31-17
Alpha Opportunities Trust	Coupang LLC	11/20/2014	$446,608	143,460	143,460		0.5%	$714,015
Alpha Opportunities Trust	DraftKings, Inc.	12/4/2014	184,380	75,450	124,937	*	0.1%	193,652
Alpha Opportunities Trust	Dropbox, Inc., Series C	1/28/2014	208,108	10,895	10,895		0.1%	133,355
Alpha Opportunities Trust	Essence Group Holdings Corp.	5/1/2014	321,999	203,629	203,629		0.3%	403,185
Alpha Opportunities Trust	Jand, Inc., Class A	4/23/2015	40,141	3,495	3,495		0.0%**	34,076
Alpha Opportunities Trust	Jand, Inc., Series D	4/23/2015	89,643	7,805	7,805		0.1%	76,099
Alpha Opportunities Trust	Lookout, Inc., Series F	7/31/2014	287,565	25,174	25,174		0.1%	205,672
Alpha Opportunities Trust	MarkLogic Corp., Series F	4/27/2015	358,170	30,839	30,839		0.2%	328,127
Alpha Opportunities Trust	Pinterest, Inc., Series G	3/16/2015	1,163,695	162,095	162,095		0.9%	1,274,067
Alpha Opportunities Trust	The Honest Company, Inc. (Common Stock)	8/20/2014	103,927	3,841	3,841		0.0%**	64,836
Alpha Opportunities Trust	The Honest Company, Inc. (Preferred Stock)	8/20/2014	242,515	8,963	8,963		0.2%	290,491
Alpha Opportunities Trust	Uber Technologies, Inc.	6/5/2014	2,206,328	142,224	142,224		3.2%	4,688,969
Alpha Opportunities Trust	WeWork Companies, Inc., Class A	12/8/2014	42,527	2,554	929		0.0%**	48,131
	Sold: 1,625 shares
Alpha Opportunities Trust	WeWork Companies, Inc., Series D1	12/8/2014	211,370	12,694	12,694		0.4%	657,676
Alpha Opportunities Trust	WeWork Companies, Inc., Series D2	12/8/2014	166,079	9,974	9,974		0.3%	516,753
Alpha Opportunities Trust	Zuora, Inc., Series F	1/15/2015	379,546	99,899	99,899		0.4%	550,443
								$10,179,547

Health Sciences Trust	Acerta Pharma BV, Class B	2/8/2016	$128,018	4,276,305	4,276,305		0.1%	$361,348
Health Sciences Trust	Doximity, Inc.	4/10/2014	152,390	31,611	31,611		0.1%	163,429
Health Sciences Trust	Jand, Inc., Class A	4/23/2015	170,752	14,867	14,867		0.1%	144,953
Health Sciences Trust	Jand, Inc., Series D	4/23/2015	381,289	33,198	33,198		0.1%	323,681
								$993,411

Mid Cap Stock Trust	Coupang LLC	11/20/2014	$3,219,745	1,034,250	1,034,250		0.7%	$5,147,566
Mid Cap Stock Trust	DraftKings, Inc.	12/4/2014	1,372,082	541,740	933,549	*	0.2%	1,447,001
Mid Cap Stock Trust	Essence Group Holdings Corp.	5/1/2014	2,308,001	1,459,559	1,459,559		0.4%	2,889,927
Mid Cap Stock Trust	Jand, Inc., Class A	4/23/2015	290,613	25,303	25,303		0.0%**	246,704
Mid Cap Stock Trust	Jand, Inc., Series D	4/23/2015	648,942	56,502	56,502		0.1%	550,895
Mid Cap Stock Trust	Lookout, Inc., Series F	7/31/2014	2,122,743	185,829	185,829		0.2%	1,518,223
Mid Cap Stock Trust	MarkLogic Corp., Series F	4/27/2015	2,580,629	222,196	222,196		0.3%	2,364,165
Mid Cap Stock Trust	Pinterest, Inc., Series G	3/16/2015	2,096,941	292,090	292,090		0.3%	2,295,827
Mid Cap Stock Trust	The Honest Company, Inc. (Common Stock)	8/20/2014	772,269	28,542	28,542		0.1%	481,789
Mid Cap Stock Trust	The Honest Company, Inc. (Preferred Stock)	8/20/2014	1,801,962	66,598	66,598		0.3%	2,158,441
Mid Cap Stock Trust	Uber Technologies, Inc.	6/5/2014	9,067,440	584,504	584,504		2.6%	19,270,454
Mid Cap Stock Trust	WeWork Companies, Inc., Class A	12/8/2014	303,018	18,198	6,615		0.0%**	342,723

DIRECT PLACEMENT SECURITIES, CONTINUED

Portfolio	Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Ending share amount		Value as a percentage of portfolio’s net assets	Value as of 12-31-17
	Sold: 11,583 shares
Mid Cap Stock Trust	WeWork Companies, Inc., Series D1	12/8/2014	$1,506,031	90,446	90,446		0.6%	$4,686,007
Mid Cap Stock Trust	WeWork Companies, Inc., Series D2	12/8/2014	1,183,315	71,065	71,065		0.5%	3,681,878
Mid Cap Stock Trust	Zuora, Inc., Series F	1/15/2015	2,719,296	715,736	715,736		0.5%	3,943,705
								$51,025,305

Science & Technology Trust	Airbnb, Inc., Series E	7/14/2015	$802,846	8,624	8,624		0.1%	$916,472
Science & Technology Trust	Dropbox, Inc., Class B	5/2/2012	67,334	7,441	7,441		0.0%**	91,078
Science & Technology Trust	Dropbox, Inc., Series A	5/2/2012	83,623	9,241	9,241		0.0%**	113,110
Science & Technology Trust	Dropbox, Inc., Series A1	5/2/2012	$805,424	89,006	89,006		0.2%	$1,089,433
Science & Technology Trust	Flipkart, Ltd.	3/19/2015	55,860	490	410		0.0%**	36,127
	Sold: 180 shares
Science & Technology Trust	Flipkart, Ltd., Series A	3/19/2015	19,152	168	141		0.0%**	12,424
	Sold: 27 shares
Science & Technology Trust	Flipkart, Ltd., Series C	3/19/2015	33,630	295	247		0.0%**	21,764
	Sold: 48 shares
Science & Technology Trust	Flipkart, Ltd., Series E	3/19/2015	62,586	549	460		0.0%**	40,532
	Sold: 89 shares
Science & Technology Trust	Flipkart, Ltd., Series G	12/17/2014	377,484	3,152	2,638		0.0%**	315,927
	Sold: 514 shares
Science & Technology Trust	Xiaoju Kuaizhi, Inc.	10/19/2015	260,905	9,513	9,513		0.1%	484,517
								$3,121,384

Small Cap Growth Trust	DraftKings, Inc.	7/13/2015	$1,234,765	190,782	327,094	*	0.1%	$506,996
Small Cap Growth Trust	MarkLogic Corp., Series F	4/27/2015	1,781,885	153,423	153,423		0.4%	1,632,421
Small Cap Growth Trust	The Honest Company, Inc., Series D	8/3/2015	1,233,280	26,954	26,954		0.2%	1,010,236
Small Cap Growth Trust	Zuora, Inc., Series F	1/15/2015	1,533,808	403,708	403,708		0.5%	2,224,431
								$5,374,084

*	Preferred shares converted to common shares

**	Less than 0.05%

12.  REORGANIZATIONS

Total Stock Market Index Trust.  On April 11, 2017, the shareholders of All Cap Core Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Total Stock Market Index Trust (the Acquiring Portfolio) with a value equal to the net assets transferred. The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to achieve a more consistent long-term performance record and stronger prospects for growth and achieve potential opportunities for economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization did not qualify as a tax-free reorganization for federal income tax purposes; however, it is not expected to be a taxable event for contract owners. Thus, the investments were transferred to the Acquiring Portfolio at market value. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 28, 2017. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Total Stock Market Index Trust	All Cap Core Trust	$66,577,978	$2,115,212	$3,250,822	$703,280,566	$769,858,544

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that have been included in the Acquiring Portfolio’s Statement of operations at December 31, 2017. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Emerging Markets Value Trust.  On October 19, 2017, the shareholders of American New World Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Emerging Markets Value Trust (the Acquiring Portfolio) with a value equal to the net assets transferred. The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to achieve a more consistent long-term performance record and stronger prospects for growth and achieve potential opportunities for economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or their shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 27, 2017. The following outlines the reorganization:

REORGANIZATIONS, CONTINUED

Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio’s Investment	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Emerging Markets Value Trust	American New World Trust	$98,043,952	—	7,510,316	9,517,587	$668,494,448	$766,538,400

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that have been included in the Acquiring Portfolio’s Statement of operations at December 31, 2017. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on January 1, 2017, the beginning of the reporting period, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2017 are as follows:

Net investment income	$10,606,351
Net realized and unrealized gain (loss)	197,005,568
Increase (decrease) in net assets from operations	$207,611,919

Lifestyle Growth Portfolio.  On October 19, 2017, the shareholders of Core Strategy Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Lifestyle Growth Portfolio (the Acquiring Portfolio) with a value equal to the net assets transferred. The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to achieve a more consistent long-term performance record and stronger prospects for growth and achieve potential opportunities for economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or their shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 27, 2017. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio’s Investment	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Lifestyle Growth Portfolio	Core Strategy Trust	$3,758,623,840	$375,762,816	245,319,558	230,723,839	$3,288,895,379	$7,047,519,219

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that have been included in the Acquiring Portfolio’s Statement of operations at December 31, 2017. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Assuming the acquisition had been completed on January 1, 2017, the beginning of the reporting period, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2017 are as follows:

Net investment income	$123,840,512
Net realized and unrealized gain (loss)	862,708,636
Increase (decrease) in net assets from operations	$986,549,148

Mid Cap Index Trust.  On October 19, 2017, the shareholders of Value Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Mid Cap Index Trust (the Acquiring Portfolio) with a value equal to the net assets transferred. The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to achieve a more consistent long-term performance record and stronger prospects for growth and achieve potential opportunities for economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or their shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 27, 2017. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio’s Investments	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Mid Cap Index Trust	Value Trust	$143,260,440	$1,754,463	20,657,394	6,445,166	$1,416,465,374	$1,559,725,814

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Portfolio that have been included in the Acquiring Portfolio’s Statement of operations at December 31, 2017. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

REORGANIZATIONS, CONTINUED

Assuming the acquisition had been completed on January 1, 2017, the beginning of the reporting period, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2017 are as follow:

Net investment income	$15,789,802
Net realized and unrealized gain (loss)	181,785,654
Increase (decrease) in net assets from operations	$197,575,456

Proposed merger:

Alpha Opportunities Trust and Mid Cap Stock Trust.  On December 14, 2017, the Board of Trustees of the Trust voted to recommend that shareholders of the Alpha Opportunities Trust approve a reorganization of the portfolio into Mid Cap Stock Trust. Shareholders of record as of February 11, 2018 will be entitled to vote on the reorganization. Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting, Alpha Opportunities Trust would transfer all of its assets to Mid Cap Stock Trust in exchange for shares of Mid Cap Stock Trust. Mid Cap Stock Trust would also assume substantially all of Alpha Opportunities Trust’s liabilities. The shares of Mid Cap Stock Trust would then be distributed to the Alpha Opportunities Trust’s shareholders, and the portfolio would be terminated. If approved by the Trust’s shareholders, the reorganization is expected to be effective as of the close of business on or about April 27, 2018.

Fiscal year ended December 31, 2016, portfolio mergers:

Lifestyle Growth Portfolio.  On September 20, 2016, the shareholders of Franklin Templeton Founding Allocation Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Lifestyle Growth Portfolio (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to consolidate the Acquired Portfolio with portfolios with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Portfolio or their shareholders. Thus, the investments were transferred to the Acquiring Portfolio at the Acquired Portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 21, 2016. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio’s Investments	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Lifestyle Growth Portfolio	Franklin Templeton Founding Allocation Trust	$1,037,262,449	$5,824,994	86,875,495	71,467,172	$2,006,067,065	$3,043,329,514

See Note 6 for capital shares issued in connection with the above referenced reorganizations.

International Value Trust.  On September 20, 2016, the shareholders of International Core Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of International Value Trust (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to consolidate the Acquired Portfolio with portfolios with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization did not qualify as a tax-free reorganization for federal income tax purposes; however, it is not expected to be a taxable event for contract owners. Thus, the investments were transferred to the Acquiring Portfolio at market value. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 21, 2016. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
International Value Trust	International Core Trust	$80,352,281	10,375,023	6,455,499	$807,137,073	$887,489,354

See Note 6 for capital shares issued in connection with the above referenced reorganizations.

500 Index Trust.  On September 20, 2016, the shareholders of U.S Equity Trust (the Acquired Portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of 500 Index Trust (the Acquiring Portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired Portfolio; and (c) the distribution to the Acquired Portfolio’s shareholders of such Acquiring Portfolio’s shares. The reorganization was intended to consolidate the Acquired Portfolio with portfolios with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring Portfolio is the legal and accounting survivor.

REORGANIZATIONS, CONTINUED

Based on the opinion of tax counsel, the reorganization did not qualify as a tax-free reorganization for federal income tax purposes; however, it is not expected to be a taxable event for contract owners. Thus, the investments were transferred to the Acquiring Portfolio at market value. All distributable amounts of net income and realized gains from the Acquired Portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 21, 2016. The following outlines the reorganization:

Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
500 Index Trust	U.S. Equity Trust	$136,713,455	14,565,565	5,189,500	$3,884,921,470	$4,021,634,925

See Note 6 for capital shares issued in connection with the above referenced reorganizations.

13.  OTHER MATTERS  The Trust and several of its portfolios, including 500 Index Trust, Equity Income Trust, Mid Value Trust and Total Stock Market Index Trust (the portfolios), have been named as defendants in a number of adversary proceedings in state and Federal courts across the country arising out of an $8 billion leveraged buyout (“LBO”) transaction in 2007 whereby the Tribune Company (“Tribune”) converted to a privately held company. In Kirchner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons Action”), the plaintiff alleges that Tribune insiders and shareholders were overpaid for their Tribune stock and is attempting to obtain from former shareholders the proceeds received in connection with the LBO. This claim was brought as a putative defendant class action that names certain shareholders as representatives of a potential class comprised of all Tribune shareholders that tendered their shares in the LBO and received proceeds as a result, including certain John Hancock mutual funds. Certain John Hancock mutual funds received a total of approximately $49 million in connection with the LBO. In addition, a group of Tribune creditors filed fifty-three actions in various state and federal courts against former Tribune shareholders asserting state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the“SLCFC Actions”). The FitzSimons Action and the SLCFC Actions have been consolidated with the majority of the other LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litigation, No. 11-md-2696 (S.D.N.Y.). The total amounts at issue for 500 Index Trust, Equity Income Trust, Mid Value Trust, and Total Stock Market Index Trust are approximately $600,000, $30.5 million, $1.8 million, and $114,000, respectively.

On September 23, 2013, the District Court granted defendants’ omnibus motion to dismiss the SLCFC Actions, concluding that the creditors lacked standing. Plaintiffs appealed to the U.S. Court of Appeals for the Second Circuit, and on March 29, 2016, the Second Circuit affirmed the dismissal of the state law constructive fraudulent transfer claims alleged in the SLCFC Actions. The Second Circuit concluded that the creditors had standing to pursue the claims, but that the claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On September 9, 2016, Plaintiffs filed a petition requesting that the U.S. Supreme Court agree to review the Second Circuit’s decision. The shareholder defendants filed a joint brief in opposition to the petition on October 24, 2016. The Supreme Court has not yet granted or denied the petition. Separately, in the FitzSimons Action, the shareholder defendants moved to dismiss the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. Federal law. On January 6, 2017, the U.S. District Court for the Southern District of New York granted the shareholder Defendants’ motion to dismiss the international fraudulent conveyance claim. On February 23, 2017, the judge issued an order stating that he intends to permit an interlocutory appeal of the dismissal order but will wait to do so until the Court has resolved the remaining motions to dismiss filed by the other defendants. On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law.

At this time, the portfolios cannot predict the outcome of these proceedings. If the proceeding were to be decided in a manner adverse to the portfolios or if the portfolios enter into a settlement agreement with the plaintiffs, the payment of such judgement or settlement could have an adverse effect on a portfolio’s net asset value.

On June 30, 2016, Equity Income Trust and Science & Technology Trust received a reimbursement from T. Rowe Price Associates Inc., the portfolios’ subadvisor, due to a proxy voting error by the subadvisor in relation to a tender offer for shares of Dell Inc. On December 14, 2017, the Delaware Supreme Court reversed and remanded the appraisal decision by the Delaware Chancery Court related to the Dell Inc. tender offer, which may lead to a change in the appraisal value. The reimbursement agreement with the subadvisor allowed for adjustments to the payments made to the portfolios should the appraisal value change at a future date. At this time, the portfolios cannot predict the outcome of these proceedings and therefore, are unable to determine a reasonable estimate of a liability, if any, to the subadvisor.

John Hancock Variable Insurance Trust

Report of independent registered public accounting firm

To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of 500 Index Trust, Alpha Opportunities Trust, American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Appreciation Value Trust, Emerging Markets Value Trust, Equity Income Trust, Financial Industries Trust, Fundamental All Cap Core Trust, Fundamental Large Cap Value Trust, Global Trust, Health Sciences Trust, International Equity Index Trust, International Growth Stock Trust, International Small Company Trust, International Value Trust, Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Mid Cap Index Trust, Mid Cap Stock Trust, Mid Value Trust, Mutual Shares Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Growth Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Cap Value Trust, Small Company Value Trust, Strategic Equity Allocation Trust, Total Stock Market Index Trust, and Utilities Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of 500 Index Trust, Alpha Opportunities Trust, American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Appreciation Value Trust, Emerging Markets Value Trust, Equity Income Trust, Financial Industries Trust, Fundamental All Cap Core Trust, Fundamental Large Cap Value Trust, Global Trust, Health Sciences Trust, International Equity Index Trust, International Growth Stock Trust, International Small Company Trust, International Value Trust, Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Mid Cap Index Trust, Mid Cap Stock Trust, Mid Value Trust, Mutual Shares Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Growth Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Cap Value Trust, Small Company Value Trust, Strategic Equity Allocation Trust, Total Stock Market Index Trust, and Utilities Trust (forty of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 23, 2018

We have served as the auditor of one or more investment companies in the John Hancock family of funds since 1988.

John Hancock Variable Insurance Trust

Special shareholder meeting (unaudited)

Core Strategy Trust, Value Trust, and American New World Trust held a Special Meeting of Shareholders on October 19, 2017. The following proposals were considered by the shareholders:

Proposal One:	Approval of Agreement and Plan of Reorganization providing for the reorganization of Core Strategy Trust into Lifestyle Growth Portfolio.

PROPOSAL ONE PASSED ON October 19, 2017.

	SHARES VOTED	% of Shares Voted	% of Outstanding Shares
For	204,665.365.835	85.498%	85.497%
Against	11,038,233.988	4.611%	4.611%
Abstain	23,678.533.108	9.891%	9.891%

Proposal Two:	Approval of Agreement and Plan of Reorganization providing for the reorganization of Value Trust into Mid Cap Index Trust.

PROPOSAL TWO PASSED ON October 19, 2017.

	SHARES VOTED	% of Shares Voted	% of Outstanding Shares
For	21,850.843.436	99.311%	99.311%
Against	40,146.426	0.183%	0.182%
Abstain	111,502.118	0.506%	0.506%

Proposal Three:	Approval of Agreement and Plan of Reorganization providing for the reorganization of American New World Trust into Emerging Markets Value Trust.

PROPOSAL THREE PASSED ON October 19, 2017.

	SHARES VOTED	% of Shares Voted	% of Outstanding Shares
For	6,420.684.323	90.411%	90.410%
Against	272,534.514	3.837%	3.837%
Abstain	408,492.112	5.752%	5.752%

John Hancock Variable Insurance Trust

Trustees and officers information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Hassell H. McClellan Born: 1945	Trustee (since 2005) and Chairperson of the Board (since 2017)
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis[2] Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess[2] Born: 1942	Trustee (since 2005)
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Theron S. Hoffman[2] Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates Born: 1946	Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000–2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998–2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014–2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015–2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012–2016), John Hancock retail funds[3]; Trustee (2005–2006 and since 2012) and Chairperson of the Board (2012–2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005–2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005–2016).

Steven R. Pruchansky Born: 1944	Trustee and Vice Chairperson of the Board (since 2012)
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014–2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012), and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Andrew G. Arnott Born: 1971	President and Non-Independent Trustee (since 2017)
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle Born: 1959	Non-Independent Trustee (since 2015)
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014–2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005–2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005–2010; 2012–2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005–2014 and since 2015).

Warren A. Thomson Born: 1955	Non-Independent Trustee (since 2012)
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

John Hancock Variable Insurance Trust

Trustees and officers information

Principal officers who are not Trustees

Name, Year of Birth	Position with the Trust	Principal Occupation(s) During Past Five Years
John J. Danello Born: 1955	Senior Vice President, Secretary, and Chief Legal Officer (since 2014)
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds[3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds[3], John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.
2	Member of the Audit Committee.
3	“John Hancock retail funds” currently is comprised of John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds. The information for the John Hancock retail funds category relates to service as a Trustee or Officer of any of these funds for the stated period.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

John Hancock Variable Insurance Trust

For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust’s Form N-Q is available electronically on the SEC website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

John Hancock

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

Management of the trust

Trustees

Hassell H. McClellan, *Chairperson*
Steven R. Pruchansky, *Vice Chairperson****
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham**
Grace K. Fey**
Theron S. Hoffman*
Deborah C. Jackson**
James M. Oates***
Gregory A. Russo***
Warren A. Thomson†

* Member of the Audit Committee
** Member of the Compliance Committee
*** Member of the Contracts, Legal & Risk Committee
† Non-Independent Trustee
\# Effective 6-20-17

Officers

Andrew G. Arnott, President
John J. Danello, Sr. Vice President, Secretary, and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer

Investment advisor

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHT0A 12/17
2/18

1115015: 1217

John Hancock

John Hancock Variable Insurance Trust

eDelivery
Fast. Simple. Secure.
Your account at your fingertips.

Sign up online and get immediate, secure access to your account details and documents for free.

Visit www.jhannuities.com
or call 1-800-344-1029 to register.

Bond Trusts

Annual Report

December 31, 2017

John Hancock Variable Insurance Trust

Annual report—Table of contents

Managers’ commentary and portfolio performance (See below for each portfolio’s page #)	3

Shareholder expense example	16

Summary portfolio of investments (See below for each portfolio’s page #)	19

Statements of assets and liabilities	55

Statements of operations	58

Statements of changes in net assets	61

Financial highlights	63

Notes to financial statements	68

Report of independent registered public accounting firm	90

Trustees and officers information	91

For more information	95

Portfolio	Managers’ commentary and portfolio performance	Summary portfolio of investments
Active Bond Trust	4	19
Bond Trust	5	21
Core Bond Trust	6	23
Global Bond Trust	7	25
High Yield Trust	8	34
Investment Quality Bond Trust	9	37
Money Market Trust	10	41
New Income Trust	11	42
Short Term Government Income Trust	12	45
Strategic Income Opportunities Trust	13	46
Total Bond Market Trust	14	50
Ultra Short Term Bond Trust	15	52

2

John Hancock Variable Insurance Trust

Managers’ commentary and portfolio performance

Trust performance

In the following pages we have set forth information regarding the performance of each fixed-income portfolio of John Hancock Variable Insurance Trust (the trust). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the trust. If these were included, performance would be lower.

Graph—change in value of $10,000 investment and comparative indexes

The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10 year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are also compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.

Portfolio managers’ commentary

Finally, we have provided a commentary by the portfolio managers regarding each portfolio’s performance during the year ended December 31, 2017. The views expressed are those of the portfolio managers as of December 31, 2017, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the Federal Deposit Insurance Corporation, are not deposits or other obligations of, or guaranteed by, banks and are subject to investment risks, including loss of the principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the trust’s prospectus.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500, are trademarks of The McGraw-Hill Companies, Inc. Bloomberg Barclays is a registered trademark of Bloomberg LP. None of the portfolios is sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in a portfolio.

3

Active Bond Trust

Subadvisor: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (John Hancock Asset Management)
Portfolio Managers: Peter Farley, CFA, Jeffrey N. Given, CFA, Howard C. Greene, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks income and capital appreciation, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments, including mortgage-backed securities. The trust seeks an average duration of between 4 and 6 years, however, there is no limit on average maturity.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	41.5
U.S. Government Agency	21.8
Collateralized mortgage obligations	11.7
Asset backed securities	11.3
U.S. Government	10.1
Foreign government obligations	0.7
Municipal bonds	0.4
Capital preferred securities	0.3
Preferred securities	0.2
Term loans	0.1
Short-term investments and other	1.9

* As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Active Bond Trust Series NAV shares returned 4.89% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54%.

Environment  ►  U.S. bonds posted solid gains in 2017. After growing by just 1.5% in 2016, the U.S. economy produced stronger growth in 2017. Most notably, the economy grew at an annual rate of 3.1% in the second quarter and 3.2% in the third quarter — the economy’s fastest quarterly growth rates since the first quarter of 2015. The fourth quarter final growth rate was not available at the time of this writing, but the U.S. appeared to be on track for a strong year. The increased economic activity was led by continued strength in the employment sector, where the national unemployment rate fell to a 17-year low of 4.1%.

In response to the improving economic environment, the Federal Reserve (Fed) raised short-term interest rates three times during the year, increasing the federal funds rate target to a range of 1.25% to 1.50%. In addition, the Fed began to trim its balance sheet of U.S. Treasury and mortgage-backed securities in October.

For the year, short-term bond yields rose, reflecting the three Fed interest rate increases, while long-term bond yields declined as inflation remained low. The end result was a flatter U.S. Treasury yield curve.

Although every sector of the bond market advanced during the year, high-yield and investment-grade corporate bonds generated the best returns, while U.S. Treasury bonds and residential mortgage-backed securities lagged.

Security selection contributed the most to the strategy’s relative performance, particularly among corporate bonds. Leading contributors included bonds issued by construction equipment rental company Ahern Rentals, Inc., telecommunication services provider Telecom Italia SPA and specialty drug maker Valeant Pharmaceuticals International, Inc. Notable detractors included cosmetics maker Revlon, Inc., financial services provider State Street Corp. and grocery retailer Tops Markets LLC.

Sector allocation also contributed meaningfully to relative performance during the year. A non-benchmark position in high-yield corporate bonds and an overweight position in investment-grade corporate securities aided relative performance, as did an underweight position in U.S. Treasury bonds and an overweight position in commercial mortgage-backed securities. An overweight position in asset-backed securities detracted from relative results.

The strategy’s slightly shorter duration compared with the benchmark was slightly positive for performance, as was positioning for a flatter yield curve.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Active Bond Trust Series I	4.84%	3.25%	5.64%	17.33%	73.13%
Active Bond Trust Series II	4.63%	3.04%	5.44%	16.14%	69.82%
Active Bond Trust Series NAV	4.89%	3.30%	5.71%	17.61%	74.17%
Bloomberg Barclays U.S. Aggregate Bond Index[2,3]	3.54%	2.10%	4.01%	10.95%	48.11%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

4

Bond Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, CFA, Howard C. Greene, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks income and capital appreciation, by investing at least 80% of the trust’s net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	38.8
U.S. Government Agency	22.1
U.S. Government	20.4
Asset backed securities	14.6
Collateralized mortgage obligations	2.0
Capital preferred securities	0.1
Short-term investments and other	2.0

* As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Bond Trust Series NAV shares returned 3.65% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54%.

Environment  ►  U.S. bonds posted solid gains in 2017. After growing by just 1.5% in 2016, the U.S. gross domestic product produced stronger growth in 2017. Notably, the economy grew at an annual rate of 3.1% in the second quarter and 3.2% in the third quarter — the economy’s fastest quarterly growth rates since the first quarter of 2015. The fourth quarter final growth rate was not available at the time of this writing, but the U.S. appeared to be on track for a strong year. The increased economic activity was led by continued strength in the employment sector, where the national unemployment rate fell to a 17-year low of 4.1%.

In response to the improving economic environment, the Federal Reserve (Fed) raised short-term interest rates three times during the year, increasing the federal funds rate target to a range of 1.25% to 1.50%. In addition, the Fed began to trim its balance sheet of U.S. Treasury and mortgage-backed securities in October.

For the year, bond yield movements were mixed, resulting in a flatter U.S. Treasury yield curve. Short-term bond yields rose, reflecting the three Fed interest rate increases, while long-term bond yields declined as inflation remained low by historical standards.

Although every sector of the investment-grade bond market advanced during the year, corporate bonds generated the best returns, while U.S. Treasury bonds and residential mortgage-backed securities eked out smaller gains.

Sector allocation contributed the most to the strategy’s performance relative to the benchmark in 2017, particularly an overweight position in corporate bonds and an underweight position in U.S. Treasury securities. An overweight position in asset-backed securities detracted from relative results.

Security selection also contributed to relative performance during the year. Leading contributors among the strategy’s corporate bonds included financial services providers Wells Fargo & Company and JPMorgan Chase & Co., as well as media company Viacom, Inc. Notable detractors included financial services provider State Street Corp. and retail pharmacy and healthcare company CVS Health Corp.

The strategy’s duration was slightly shorter than that of the benchmark throughout the year, and this positioning was modestly positive for performance. Positioning for a flatter yield curve also added value during the year.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2017	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Bond Trust Series I2	3.67%	2.20%	—	3.92%	11.49%	—	38.27%
Bond Trust Series II2	3.46%	1.99%	—	3.77%	10.38%	—	36.58%
Bond Trust Series NAV (began 7/29/09)	3.65%	2.25%	—	3.91%	11.77%	—	38.14%
Bloomberg Barclays U.S. Aggregate Bond Index[3,4]	3.54%	2.10%	—	3.82%	10.95%	—	37.12%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and II were first offered on October 31, 2011. For periods prior to October 31, 2011, the performance shown links the performance of Series NAV shares. Series NAV shares have lower expenses than Series I and II. Had the performance for periods prior to October 31, 2011 reflected Series I and/or Series II expenses, performance would be lower.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

5

Core Bond Trust

Subadvisor: Wells Capital Management, Incorporated
Portfolio Managers: Maulik Bhansali, CFA, Troy Ludgood, Thomas J. O’Connor, CFA, Jarad Vasquez

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks total return consisting of income and capital appreciation, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities, and money market instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
U.S. Government	31.1
U.S. Government Agency	25.4
Corporate bonds	22.1
Asset backed securities	11.9
Collateralized mortgage obligations	6.4
Foreign government obligations	1.4
Municipal bonds	0.6
Short-term investments	1.1

* As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Core Bond Trust Series I shares returned 3.40% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54%.

Environment  ►  Measures of U.S. inflation showed persistent softness throughout 2017, although it continued to track below the Fed’s 2% objective. This was largely attributable to headwinds and limited pass-through from the weaker dollar and higher commodity prices. Wage growth, in particular, was slow to materialize, despite the low rate of unemployment and signs that productivity has improved modestly of late. Within the components of the market index, the credit subsector led, followed by commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), and all subsectors outperformed treasuries.

In credit, detractors were concentrated in names across the banking, telecom, insurance, and energy subsectors. Examples include Verizon Communications, Inc., Charter Communications, Inc., Hess Corp., Bank of America Corp., and Halliburton Company. Meanwhile, certain sectors contributed to performance. Contributors were concentrated in names across the sovereigns, technology, health care, and foreign agency subsectors. Examples include Slovenia, United Mexican States, Oracle Corp., Petroleos Mexicanos, and General Motors Company.

In Agency mortgages, security selection in GNMAs (Government National Mortgage Association), hybrid adjustable rate mortgages, and 20-year pools contributed to performance. Overall, a sector underweight to mortgage-backed securities (MBS) detracted from performance as did our positioning in 15-year agency mortgages and lower-coupon 30-year securities.

In consumer ABS, a sector overweight and positioning in Federal Family Educational Loan Program and rental car ABS contributed to performance. A sector overweight in CMBS was also a modest contributor. Positioning in private student loans underperformed on a risk-adjusted basis.

We continue to favor ABS, with our largest overweight on stable fundamentals in core sectors. We seek potentially attractive risk-adjusted valuations relative to other asset classes. We ended the year with a slight overweight to credit, reducing several positions that met our targets. We maintain an underweight to agency MBS, as valuations in that segment seem stretched. Momentum in the U.S. economy is strong heading into the new year. Manufacturing and services surveys remain at healthy levels, with increasing evidence that the recent boost is broad-based.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Core Bond Trust Series I	3.40%	2.01%	4.48%	10.46%	55.02%
Core Bond Trust Series II	3.21%	1.81%	4.27%	9.38%	51.91%
Core Bond Trust Series NAV	3.47%	2.05%	4.53%	10.70%	55.70%
Bloomberg Barclays U.S. Aggregate Bond Index[2,3]	3.54%	2.10%	4.01%	10.95%	48.11%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

6

Global Bond Trust

Subadvisor: Pacific Investment Management Company, LLC
Portfolio Managers: Andrew Balls, Sachin Gupta, Lorenzo Pagani, Ph.D.

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks maximum total return, consistent with preservation of capital and prudent investment management. The trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	28.0
Foreign government obligations	20.4
U.S. Government Agency	17.5
Asset backed securities	7.4
Collateralized mortgage obligations	6.8
U.S. Government	2.7
Municipal bonds	0.6
Term loans	0.4
Capital preferred securities	0.2
Preferred securities	0.1
Escrow shares	0.1
Short-term investments and other	15.8

* As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Global Bond Trust Series I shares returned 8.75% and the Bloomberg Barclays Global Aggregate Bond Index returned 7.40%.

Environment  ►  The first quarter of 2017 was marked by surging optimism among U.S. businesses and consumers along with solid fundamentals that helped bolster risk appetites. Volatility remained relatively low, equities rallied and credit spreads tightened. U.S. yields were somewhat range-bound, and inflation expectations were generally stable.

Moving into the second quarter, geopolitical surprises dominated headlines. Macron’s election victory in France helped to bolster risk appetite, while controversies surrounding the new U.S. administration added to uncertainty. The U.S. yield curve continued to flatten, as short-term rates rose while rates along much of the rest of the curve fell.

In the third quarter of 2017, escalating tensions between the U.S. and North Korea and political turmoil within the Trump administration weighed on yields early in the quarter. Meanwhile, developed market central banks shifted towards a reduction in accommodation that pushed yields higher toward the end of the quarter: The U.S. Federal Reserve (Fed) detailed plans to unwind its balance sheet, the Bank of England and European Central Bank (ECB) suggested less stimulus on the horizon.

During the fourth quarter, less accommodative global monetary policy dominated headlines. Optimism in the U.S. continued to surge as major tax reform was passed just before the end of the year and solid economic fundamentals proceeded to push markets to new highs.

The trust’s mortgage strategies were large contributors for the year, with an allocation to agency and non-agency mortgage-backed securities benefiting from strong housing sector fundamentals. U.S. duration and curve positioning with an overweight to intermediate maturities and an underweight to the short-end of the curve added as the yield curve flattened over the year. Credit exposure to high-yield financials was positive over the reporting period. Tactical exposures to the Japanese yen and high yielding emerging market (EM) currencies added to performance over the year.

Select interest rate exposure within Europe detracted from performance. An underweight to investment-grade credit detracted from performance as spreads tightened. Finally, a long dollar bias against a basket of Asian EM currencies, specifically the Korean won and Singapore dollar, detracted as the Asian EM currencies appreciated relative to the U.S. dollar.

Derivatives were instrumental in attaining specific exposures targeted to gain from anticipated market developments. Exposure to global developed and EM interest rates was partly facilitated through the use of interest rate swaps, futures, and options. These positions detracted from relative performance. Currency positioning, which broadly added to relative performance, was gained partially through currency forwards, currency swaps, and options. Credit exposure, which was overall positive for returns, was partially obtained through credit default swaps.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Global Bond Trust Series I	8.75%	0.91%	4.03%	4.63%	48.51%
Global Bond Trust Series II	8.48%	0.70%	3.82%	3.55%	45.53%
Global Bond Trust Series NAV	8.71%	0.92%	4.07%	4.69%	49.01%
Bloomberg Barclays Global Aggregate Bond Index[2,3]	7.40%	0.79%	3.09%	4.02%	35.58%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index that measures the performance of leading global bond markets.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

7

High Yield Trust

Subadvisor: Western Asset Management Company
Portfolio Managers: Michael C. Buchanan, S. Kenneth Leech

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high-yield securities, including corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations, and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

* As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, High Yield Trust Series I shares returned 7.50% and the Citigroup High Yield Index returned 7.05%.

Environment  ►  The U.S. Treasury yield curve flattened for the year, especially during the fourth quarter as short-term yields rose more than their longer-term counterparts. Looking at the U.S. economy, third quarter 2017 gross domestic product (GDP) growth was 3.2%. The growth during the third quarter was attributed to a number of factors, including positive contributions from private inventory investment and upturns in state and local government spending. The fourth quarter data was not available at this writing. The labor market was a tailwind for the economy during the fourth quarter. The unemployment was at its lowest level in nearly 17 years. The manufacturing sector continued to expand and its pace accelerated late in the year. Data in the housing market were positive overall during the fourth quarter.

The trust outperformed its benchmark, the Citigroup High Yield Index. Relative performance was mainly driven by sub-sector allocation, rating positioning, and issue selection. Over the year, sub-sector allocation was the top contributor to relative performance, due in large part to overweights to the outperforming banking and transportation sub-sectors, along with an underweight to communications, which underperformed. Exposure to sovereigns was beneficial as well. On the other hand, an underweight to the outperforming utilities sector (e.g., electric) detracted. The trust’s performance was also boosted by an overweight to the top performing rating category, CCC issues. Issue selection had a positive impact with top three contributors being Mirant Mid Atlantic, Intelsat Jackson, and Bossier Casino. Not holding or being underweight in some of the underperformers, such as Frontier Communications, also helped performance. That said, a few names reduced from performance. Top detractors include Berry Petroleum, MWO Holdings, and KCAD.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
High Yield Trust Series I	7.50%	4.48%	6.36%	24.50%	85.21%
High Yield Trust Series II	7.13%	4.23%	6.13%	23.01%	81.36%
High Yield Trust Series NAV	7.46%	4.52%	6.41%	24.72%	86.11%
Citigroup High Yield Index[2,3]	7.05%	5.40%	7.59%	30.06%	107.76%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Citigroup High Yield Index is an unmanaged index that measures the performance of below-investment-grade debt issued by corporations domiciled in the U.S. or Canada.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

8

Investment Quality Bond Trust

Subadvisor: Wellington Management Company LLP
Portfolio Managers: Robert D. Burn, CFA, Campe Goodman, CFA, III, Joseph F. Marvan, CFA

INVESTMENT OBJECTIVE & POLICIES  ►   The trust seeks to provide a high level of current income consistent with the maintenance of principal and liquidity, by investing at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The trust will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer-term maturities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Portfolio Composition*	% of Total
U.S. Government Agency	23.1
U.S. Government	22.9
Corporate bonds	19.1
Asset backed securities	17.8
Collateralized mortgage obligations	10.4
Term loans	1.3
Municipal bonds	1.3
Foreign government obligations	0.9
Short-term investments	3.2

* As a percentage of total investments.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Investment Quality Bond Trust Series I shares returned 4.60% and a blend of 50% Bloomberg Barclays U.S. Government Bond Index and 50% Bloomberg Barclays U.S. Credit Bond Index, returned 4.22%.

Environment  ►  Global fixed income markets generated solid gains. Geopolitical tensions and relatively low inflation helped to contain the increase in sovereign yields prompted by central bank policy normalization. Most developed market currencies strengthened versus the U.S. dollar as political uncertainty and continued skepticism about the U.S. Federal Reserve’s (Fed) projected rate-hiking path weighed on the greenback.

Monetary policy continued on an incrementally more hawkish path. The Fed hiked rates three times in 2017 and projected potentially three hikes in 2018. The European Central Bank announced a reduction in its monthly asset purchases beginning in January but extended the purchase program through September 2018. Strong growth and inflation data prompted the Bank of England to hike interest rates for the first time in ten years; however, future rate hikes will depend on the stability of the Brexit transition.

Absolute returns in most major fixed income spread sectors were positive. All of the major spread sectors posted positive returns over the period, including securitized, high yield, emerging markets debt, and investment grade corporates, led by lower-rated sectors.

The trust’s positioning in the credit sectors benefited relative results as credit spreads tightened over the period. The trust’s allocation to structured finance (commercial mortgage-backed securities, mortgage-backed securities, non-agency residential mortgage-backed securities, and asset-backed securities), contributed most to relative results. The trust’s exposure to bank loans and high yield issuers, including European financials, contributed positively to performance as well, supported by investors’ search for yield and a broader tightening in credit sectors. Investment grade credit positioning was a modest contributor: positive impact from financials was generally offset by positioning within industrials. Agency mortgage-backed securities contributed, particularly an allocation to certain Fannie Mae bonds. Treasury futures and interest rate swaps were used to manage the trust’s duration/yield curve positioning. Currency forwards and futures were used to implement non-U.S. rate and currency positions. Credit default swaps were used to manage credit exposure, and overall portfolio risk. Select exposure to emerging market debt, reflecting our favorable view on emerging market fundamentals, contributed to performance. The trust’s currency positioning detracted modestly. The trust’s tactical duration positioning was modestly positive for relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Investment Quality Bond Trust Series I	4.60%	2.28%	4.45%	11.93%	54.61%
Investment Quality Bond Trust Series II	4.30%	2.06%	4.24%	10.71%	51.54%
Investment Quality Bond Trust Series NAV	4.68%	2.34%	4.51%	12.25%	55.47%
Bloomberg Barclays U.S. Aggregate Bond Index[2,4]	3.54%	2.10%	4.01%	10.95%	48.11%
Blended Index[3,4]	4.22%	2.26%	4.35%	11.80%	53.09%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	The Blended Index is composed of 50% Bloomberg Barclays U.S. Government Bond Index and 50% Bloomberg Barclays U.S. Credit Bond Index.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

9

Money Market Trust

Subadvisor: John Hancock Asset Management (US)
Portfolio Manager: Jeffrey Given

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to obtain maximum current income, consistent with preservation of principal and liquidity, by investing in cash, U.S. government securities and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

Portfolio Composition*	% of Total
U.S. Government Agency	87.4
U.S. Government	12.6

* As a percentage of total investments.

PORTFOLIO MANAGER’S COMMENTARY

Environment  ►  In 2017, the U.S. economy continued growing and the Federal Open Market Committee (FOMC) voted to raise the federal funds rate target range by 25 basis points (bps; a basis point is 1/100th of one percent) at its March, June, and December meetings (to end with a target range of 125-150 bps) while also voting to begin winding down the Federal Reserve’s (Fed’s) balance sheet at its September meeting by not reinvesting maturity proceeds. This effectively removed $30 billion in Treasuries and mortgage-backed securities from the Fed’s balance sheet by year-end.

The June 22 vote by the Alternative Reference Rates Committee to replace the London Interbank Offered Rate (LIBOR) with a new, broad Treasuries financing rate was significant. While implementation will be years down the road, it could change the structure of money market securities in the future.

The one-month LIBOR began the year at 77 bps and ended at 156 bps, while the three-month LIBOR began the year at 100 bps and ended at 169 bps.

The primary objective of any money market fund is to preserve capital while maximizing the amount of interest earned. In a cycle of rising interest rates, this often means reducing the trust’s weighted average maturity (WAM) to capture higher yields after an interest rate increase. Over the course of the year, we maintained liquidity while also lowering the WAM significantly prior to each interest-rate increase.

We also maintained a significant portion of assets in floating rate securities that reset at prevailing interest rates. These performed well as the Fed raised interest rates, allowing the trust to generate incremental yield while maintaining its short maturity profile.

Looking ahead, while the consensus expectation is for three interest rate increases in 2018, additional increases are possible. With the enactment of tax reform, 2018 could see a change from monetary policy to fiscal policy as the primary method of economic stimulus.

We expect to increase the WAM in the near term as we take advantage of higher-term yields and focus on securities maturing close to the March FOMC meeting, along with floating rate securities. If it still seems likely that the Fed will raise interest rates as we approach the March meeting, we would likely trim the WAM to capture the higher yields as quickly as possible.

We will continue to maximize liquidity and diversification in the trust to the extent possible.

10

New Income Trust

Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Daniel O. Shackelford

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks a high level of current income consistent with the preservation of capital, by investing at least 80% of its total assets in income-producing securities, which may include U.S. government and agency obligations, mortgage and asset-backed securities, corporate bonds, foreign securities (up to 10% of total assets) including emerging markets, collateralized mortgage obligations, treasury inflation protected securities and other securities, including, on occasion, equities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	34.3
U.S. Government Agency	24.1
U.S. Government	15.1
Asset backed securities	12.0
Collateralized mortgage obligations	6.9
Term loans	2.7
Municipal bonds	1.4
Foreign government obligations	1.2
Short-term investments and other	2.3

* As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ►  For the year ended December 31, 2017, New Income Trust Series NAV shares returned 3.99% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54%.

Environment  ►  The investment-grade fixed income market posted a positive return in 2017. U.S. Treasuries gained but underperformed the broad index as the yield curve flattened over the year. Short-term rates increased as the Fed raised policy rates three times during the year. Meanwhile, subdued inflation data, geopolitical tensions, and global demand for high-quality yield all pressed longer-term Treasury yields lower. Investment-grade corporate bonds delivered some of the strongest returns in the index as spreads tightened amid strong demand for corporates throughout most of the period. Commercial mortgage-backed securities returned the most among securitized sectors, benefiting from a healthy fundamental backdrop, but still underperformed corporate bonds.

The trust’s structural underweight to U.S. Treasuries, a non-benchmark allocation to high yield credit, and an overweight allocation to investment-grade corporates, all boosted relative performance. The passage of tax reform in December, which included a reduction to the corporate tax rate, was beneficial for corporate issuers. Within the investment-grade corporate sector, overweight exposure to U.S. dollar-denominated debt from select European financial companies aided the portfolio as these issuers benefited from stronger balance sheets and supportive macroeconomic factors in the region.

An underweight to the government-related sector weighed on performance. However, overweight positions in taxable municipal bonds and emerging markets sovereign and quasi-sovereign debt contributed amid a flatter yield curve for the annual period. Certain emerging market positions also benefited from stronger oil prices since mid-June.

Interest rate management was largely neutral for the period. Our bias for a flatter yield curve was positive as shorter-term rates increased while yields at the long end declined. However, a slightly defensive duration posture detracted as the overall level of rates was largely unchanged.

As of period end, the trust held interest rate futures, credit default swaptions, credit default swaps, and currency forwards, among other derivatives at various points throughout the reporting period. Overall, these positions has a small negative impact on performance.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
New Income Trust Series NAV	3.99%	2.09%	3.61%	10.92%	42.52%
Bloomberg Barclays U.S. Aggregate Bond Index[2,3]	3.54%	2.10%	4.01%	10.95%	48.11%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

11

Short Term Government Income Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, CFA, Howard C. Greene, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks a high level of current income, consistent with preservation of capital, by investing at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and its agencies, authorities, or instrumentalities (U.S. government securities). Under normal circumstances, the trust’s effective duration is no more than three years. Maintaining a stable share price is a secondary goal.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
U.S. Government Agency	62.6
U.S. Government	31.5
Collateralized mortgage obligations	3.8
Short-term investments and other	2.1

* As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Short Term Government Income Trust Series NAV shares returned 0.62% and the Bloomberg Barclays U.S. Government 1-5 Year Index returned 0.69%.

Environment  ►  Short-term U.S. government bonds posted small positive returns in 2017. After growing by just 1.5% in 2016, the U.S. economy produced stronger growth in 2017. Most notably, the economy grew at an annual rate of 3.1% in the second quarter and 3.2% in the third quarter — the economy’s fastest quarterly growth rates since the first quarter of 2015. The fourth quarter final growth rate was not available at this writing, but the U.S. appeared to be on track for a strong year. The increased economic activity was led by continued strength in the employment sector, where the national unemployment rate fell to a 17-year low of 4.1%.

In response to the improving economic environment, the Federal Reserve (Fed) raised short-term interest rates three times during the year, increasing the federal funds rate target to a range of 1.25% to 1.50%. In addition, the Fed began to trim its balance sheet of U.S. Treasury and mortgage-backed securities in October. The Fed’s latest moves to unwind the enormous economic stimulus measures implemented in the wake of the 2008–09 credit crisis pushed short-term bond yields higher overall for the year.

A position in U.S. government agency mortgage-backed securities with an original term of 30 years was the key detractor from relative performance.

Sector allocation contributed positively to the strategy’s relative performance in 2017 as the strategy focused on higher-yielding segments of the short-term government bond market. The strategy maintained a significant underweight position in short-term U.S. Treasury securities, which represented approximately 93% of the benchmark but a little over 30% of the trust’s assets. Instead, the strategy benefited from a meaningful overweight position in short-term U.S. government agency securities and non-benchmark positions in residential and commercial mortgage-backed securities.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2017	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Short Term Government Income Trust Series I2	0.57%	0.41%	—	1.24%	2.07%	—	11.75%
Short Term Government Income Trust Series II2	0.37%	0.21%	—	1.07%	1.06%	—	10.06%
Short Term Government Income Trust Series NAV (began 1/2/09)	0.62%	0.48%	—	1.29%	2.41%	—	12.19%
Bloomberg Barclays U.S. Government 1-5 Year Index[3,4]	0.69%	0.74%	—	1.38%	3.75%	—	13.08%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on April 30, 2010. For periods prior to April 30, 2010 the performance shown links the performance of Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to April 30, 2010 reflected Series I and/or Series II expenses, performance would be lower.

3	The Bloomberg Barclays U.S. Government 1-5 Year Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

12

Strategic Income Opportunities Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Christopher M. Chapman, CFA, Thomas C. Goggins, Daniel S. Janis, III, Kisoo Park

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks a high level of current income by investing primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, and high-yield bonds. The trust may also invest in other types of debt securities and preferred stocks.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	46.3
Foreign government obligations	20.5
Term loans	8.0
Preferred securities	6.2
Collateralized mortgage obligations	5.3
Asset backed securities	4.4
Convertible bonds	3.0
Common stocks	2.6
Capital preferred securities	0.9
Warrants	0.4
Purchased options	0.1
Short-term investments and other	2.3

* As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Strategic Income Opportunities Trust Series I shares returned 5.59% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54%.

Environment  ►  Central bank, economic, political, and geopolitical news kept markets on edge for a time during the period. Rising global interest rates toward the end of 2016 continued into 2017 amid decent economic data, higher inflation levels, and renewed anticipation of the policies to come from the incoming Trump administration. Short-term fixed-income yields moved higher, and the Federal Reserve (Fed) increased rates three times during the year, bringing the upper band to 1.50%.

Data in the U.S. continued to look strong, but the inflation readings underwhelmed. European Central Bank (ECB) President Mario Draghi was broadly praised when the ECB’s announcement of a tapering of the quantitative easing program did not precipitate a decline in the bond market. The Bank of Japan’s (BoJ) Yutaka Harada, a supporter of easy monetary policy, noted that he saw no reason for a change in BoJ policy while inflation remains below target.

Late in the period, the U.S. passed the final version of its tax bill, which was perceived as positive for U.S. growth, in anticipation that it would extend the economic and business cycle. In Europe, data continued to be robust, and the Governing Council of the ECB held policy steady.

Geopolitical risk remained elevated throughout much of the period as North Korea claimed that the U.S. is within reach after successfully testing their latest intercontinental ballistic missile, although the market’s reaction was muted. Spreads on investment-grade and high-yield corporate bonds tightened, while the developed market’s long-dated high-quality interest rates were mixed. The U.S. dollar continued to come under pressure.

The trust’s sector allocation was the largest contributor during the period, primarily as a result of an overweight exposure to high-yield corporate bonds, convertible bonds, and equities, as well as an underweight exposure to U.S. Treasuries and agency mortgage-backed securities. Security selection within investment-grade corporate bonds and asset-backed securities also contributed.

Derivative strategies (generally used to manage duration) had a negative impact on the trust’s return.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Strategic Income Opportunities Trust Series I	5.59%	4.15%	6.59%	22.54%	89.27%
Strategic Income Opportunities Trust Series II	5.37%	3.95%	6.38%	21.37%	85.57%
Strategic Income Opportunities Trust Series NAV	5.66%	4.20%	6.64%	22.82%	90.23%
Bloomberg Barclays U.S. Aggregate Bond Index[2,3]	3.54%	2.10%	4.01%	10.95%	48.11%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

13

Total Bond Market Trust (formerly known as Total Bond Market Trust B)

Subadvisor: John Hancock Asset Management
Portfolio Manager: Peter Farley, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index by investing at least 80% of its net assets (plus any borrowings for investment purposes) in securities listed in this index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
U.S. Government	35.3
U.S. Government Agency	30.0
Corporate bonds	27.0
Collateralized mortgage obligations	2.9
Foreign government obligations	1.9
Municipal bonds	0.8
Asset backed securities	0.1
Short-term investments and other	2.0

* As a percentage of net assets.

PORTFOLIO MANAGER’S COMMENTARY

Performance  ►  For the year ended December 31, 2017, Total Bond Market Trust Series NAV shares returned 3.34% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54%.

Environment  ►  U.S. bonds posted solid gains in 2017. After growing by just 1.5% in 2016, the U.S. economy produced stronger growth in 2017. Most notably, the economy grew at an annual rate of 3.1% in the second quarter and 3.2% in the third quarter — the economy’s fastest quarterly growth rates since the first quarter of 2015. The fourth quarter final growth rate was not available at the time of this writing, but the U.S. appeared to be on track for a strong year. The increased economic activity was led by continued strength in the employment sector, where the national unemployment rate fell to a 17-year low of 4.1%.

In response to the improving economic environment, the Federal Reserve (Fed) raised short-term interest rates three times during the year, increasing the federal funds rate target to a range of 1.25% to 1.50%. In addition, the Fed began to trim its balance sheet of U.S. Treasury and mortgage-backed securities in October.

For the year, bond yield movements were mixed, resulting in a flatter U.S. Treasury yield curve. Short-term bond yields rose, reflecting the three Fed interest rate increases, while long-term bond yields declined as inflation remained low.

Although every sector of the bond market advanced during the year, high-yield and investment-grade corporate bonds generated the best returns, while U.S. Treasury bonds and residential mortgage-backed securities lagged.

The trust’s underperformance of the benchmark in 2017 resulted largely from yield curve positioning. Although a shorter duration than the benchmark was beneficial during the year, an underweight position in longer-term bonds, which outperformed in 2017, detracted notably from relative results.

From a sector allocation perspective, a modest underweight position in investment-grade corporate bonds and an overweight position in U.S. Treasury securities detracted from relative results, while a small overweight position in emerging markets debt contributed to performance.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Total Bond Market Trust Series I2	3.18%	1.85%	3.92%	9.60%	46.91%
Total Bond Market Trust Series II2	3.08%	1.65%	3.82%	8.51%	45.48%
Total Bond Market Trust Series NAV	3.34%	1.90%	3.95%	9.88%	47.35%
Bloomberg Barclays U.S. Aggregate Bond Index[3,4]	3.54%	2.10%	4.01%	10.95%	48.11%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I and Series II shares were first offered on November 5, 2012. For periods prior to November 5, 2012, the performance shown links the performance of the Series NAV shares. Series NAV shares have lower expenses than Series I and Series II shares. Had the performance for periods prior to November 5, 2012 reflected Series I and/or Series II expenses, performance would be lower.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

14

Ultra Short Term Bond Trust

Subadvisor: John Hancock Asset Management
Portfolio Managers: Jeffrey N. Given, CFA, Howard C. Greene, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The trust seeks a high level of current income, consistent with the maintenance of liquidity and the preservation of capital, by investing at least 80% of its net assets in a diversified portfolio of domestic, investment-grade debt securities. Debt securities may be issued by governments, companies, or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The trust may also invest in cash and cash equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX

Portfolio Composition*	% of Total
Corporate bonds	53.6
U.S. Government	18.2
Asset backed securities	16.8
U.S. Government Agency	3.1
Collateralized mortgage obligations	0.5
Short-term investments and other	7.8

* As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  ►  For the year ended December 31, 2017, Ultra Short Term Bond Trust Series I shares returned 0.66% and the Bank of America Merrill Lynch 6-Month Treasury Bill Index returned 0.96%.

Environment  ►  U.S. bonds maturing in less than one year posted positive returns in 2017. After growing by just 1.5% in 2016, the U.S. economy produced stronger growth in 2017. Most notably, the economy grew at an annual rate of 3.1% in the second quarter and 3.2% in the third quarter — the economy’s fastest quarterly growth rates since the first quarter of 2015. The fourth quarter final growth rate was not available at the time of this writing, but the U.S. appeared to be on track for a strong year. The increased economic activity was led by continued strength in the employment sector, where the national unemployment rate fell to a 17-year low of 4.1%.

In response to the improving economic environment, the Federal Reserve (Fed) raised short-term interest rates three times during the year, increasing the federal funds rate target to a range of 1.25% to 1.50%. In addition, the Fed began to trim its balance sheet of U.S. Treasury and mortgage-backed securities in October.

The Fed’s latest moves to unwind the enormous economic stimulus measures implemented in the wake of the 2008–09 credit crisis pushed short-term bond yields higher overall for the year.

A position in U.S. government agency securities was a key detractor from relative results. From a security selection perspective, noteworthy detractors included generic drug maker Teva Pharmaceutical Industries, Ltd. and financial services provider Citigroup, Inc.

The strategy’s performance relative to the benchmark in 2017 benefited from an emphasis on higher-yielding segments of the short-term bond market. In particular, positions in corporate bonds and asset-backed securities, which made up more than 70% of the trust’s assets but were not represented in the benchmark, contributed significantly to relative performance. Most of the asset-backed securities are backed by auto loans and credit card debt.

The strategy also pursued higher yields by investing in securities with longer maturities than the benchmark. Although this positioning made the strategy more vulnerable to interest rate fluctuations, the higher yields of these longer-term securities offset any price declines associated with rising rates.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return
Period Ending December 31, 2017	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Ultra Short Term Bond Trust Series I (began 7/29/10)	0.66%	0.21%	—	0.21%	1.06%	—	1.57%
Ultra Short Term Bond Trust Series II (began 7/29/10)	0.46%	0.01%	—	0.01%	0.06%	—	0.11%
Ultra Short Term Bond Trust Series NAV (began 7/29/10)	0.62%	0.26%	—	0.26%	1.31%	—	1.93%
BofA Merrill Lynch 6-Month Treasury Bill Index[2,3]	0.96%	0.43%	—	0.37%	2.17%	—	2.78%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The BofA Merrill Lynch 6-Month Treasury Bill Index is an unmanaged index tracking 6-month U.S. government securities.

3	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

15

John Hancock Variable Insurance Trust

Shareholder expense example

As a shareholder of a portfolio of John Hancock Variable Insurance Trust, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2017 through December 31, 2017).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1] 7/1/2017 – 12/31/2017	Annualized Expense Ratio
Active Bond Trust
Series I — Actual	$1,000.00	$1,015.10	$3.50	0.69%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.70	3.52	0.69%
Series II — Actual	1,000.00	1,014.20	4.52	0.89%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.70	4.53	0.89%
Series NAV — Actual	1,000.00	1,015.60	3.25	0.64%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.00	3.26	0.64%
Bond Trust
Series I — Actual	$1,000.00	$1,010.90	$3.14	0.62%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.16	0.62%
Series II — Actual	1,000.00	1,009.60	4.15	0.82%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%
Series NAV — Actual	1,000.00	1,010.60	2.89	0.57%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.91	0.57%
Core Bond Trust
Series I — Actual	$1,000.00	$1,010.90	$3.35	0.66%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.36	0.66%
Series II — Actual	1,000.00	1,009.70	4.36	0.86%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%
Series NAV — Actual	1,000.00	1,010.70	3.09	0.61%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.11	0.61%

16

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1] 7/1/2017 – 12/31/2017	Annualized Expense Ratio
Global Bond Trust
Series I — Actual	$1,000.00	$1,034.80	$4.21	0.82%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%
Series II — Actual	1,000.00	1,033.10	5.23	1.02%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%
Series NAV — Actual	1,000.00	1,034.20	3.95	0.77%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%
High Yield Trust
Series I — Actual	$1,000.00	$1,026.00	$4.19	0.82%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.10	4.18	0.82%
Series II — Actual	1,000.00	1,023.40	5.20	1.02%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.10	5.19	1.02%
Series NAV — Actual	1,000.00	1,026.90	3.93	0.77%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.30	3.92	0.77%
Investment Quality Bond Trust
Series I — Actual	$1,000.00	$1,014.60	$3.61	0.71%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.62	0.71%
Series II — Actual	1,000.00	1,013.50	4.62	0.91%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.63	0.91%
Series NAV — Actual	1,000.00	1,015.20	3.35	0.66%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.36	0.66%
Money Market Trust
Series I — Actual	$1,000.00	$1,003.90	$1.67	0.33%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%
Series II — Actual	1,000.00	1,002.90	2.68	0.53%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.50	2.70	0.53%
Series NAV — Actual	1,000.00	1,004.20	1.41	0.28%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.43	0.28%
New Income Trust
Series NAV — Actual	$1,000.00	$1,013.30	$2.94	0.58%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.30	2.96	0.58%
Short Term Government Income Trust
Series I — Actual	$1,000.00	$998.30	$3.32	0.66%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.36	0.66%
Series II — Actual	1,000.00	997.90	4.33	0.86%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.38	0.86%
Series NAV — Actual	1,000.00	998.80	3.07	0.61%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.10	3.11	0.61%
Strategic Income Opportunities Trust
Series I — Actual	$1,000.00	$1,019.40	$3.66	0.72%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.60	3.67	0.72%
Series II — Actual	1,000.00	1,018.90	4.68	0.92%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.60	4.69	0.92%
Series NAV — Actual	1,000.00	1,020.00	3.41	0.67%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.80	3.41	0.67%
Total Bond Market Trust
Series I — Actual	$1,000.00	$1,010.80	$1.52	0.30%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.53	0.30%
Series II — Actual	1,000.00	1,009.80	2.53	0.50%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.70	2.55	0.50%
Series NAV — Actual	1,000.00	1,011.30	1.27	0.25%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.90	1.28	0.25%

17

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1] 7/1/2017 – 12/31/2017	Annualized Expense Ratio
Ultra Short Term Bond Trust
Series I — Actual	$1,000.00	$1,002.20	$3.28	0.65%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.90	3.31	0.65%
Series II — Actual	1,000.00	1,001.10	4.29	0.85%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.90	4.33	0.85%
Series NAV — Actual	1,000.00	1,001.80	3.03	0.60%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.20	3.06	0.60%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

18

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

This section shows the fund’s 50 largest portfolio holdings unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

Active Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 31.9%
U.S. Treasury Bonds - 5.1%
2.500%, 02/15/2045	$4,501,000	$4,286,081	0.6%
2.750%, 11/15/2042
to 08/15/2047	18,640,000	18,693,501	2.5%
3.000%, 02/15/2047	14,242,000	14,961,536	2.0%
		37,941,118
U.S. Treasury Inflation
Protected Securities - 0.2%		1,308,177	0.2%
U.S. Treasury Notes - 4.8%
2.000%, 11/30/2020
to 02/15/2025	7,540,000	7,492,238	1.0%
2.250%, 11/15/2027	19,996,000	19,707,654	2.7%
2.375%, 12/31/2020
to 05/15/2027	8,500,000	8,508,995	1.1%
		35,708,887
Federal Home Loan
Mortgage Corp. - 4.2%
3.000%, 03/01/2043
to 04/01/2047	6,082,170	6,108,453	0.8%
3.500%, 10/01/2046
to 11/01/2047	17,937,845	18,536,330	2.6%
4.000%, 01/01/2041
to 02/01/2044	2,627,948	2,789,470	0.3%
4.500%, 09/01/2023
to 10/01/2041	3,451,823	3,693,972	0.5%
OTHER SECURITIES		259,465	0.0%
		31,387,690
Federal National Mortgage
Association - 17.0%
3.000%, 07/01/2027
to 10/01/2047	6,574,506	6,614,176	1.0%
3.000%, TBA (A)	27,500,000	27,509,868	3.7%
3.500%, 02/01/2026
to 11/01/2047	15,029,984	15,537,928	2.0%
3.500%, TBA (A)	21,000,000	21,569,541	2.9%
4.000%, 10/01/2025
to 07/01/2046	16,193,333	17,005,986	2.2%
4.000%, TBA (A)	14,000,000	14,643,969	2.0%
4.500%, 08/01/2040
to 08/01/2041	7,789,141	8,357,096	1.1%
5.000%, 05/01/2018
to 04/01/2041	4,776,532	5,174,467	0.8%
5.500%, 02/01/2018
to 11/01/2039	4,317,678	4,784,539	0.7%
6.000%, 05/01/2035
to 02/01/2036	2,713,687	3,063,528	0.4%
OTHER SECURITIES		1,692,454	0.2%
		125,953,552
Government National
Mortgage
Association - 0.6%
4.000%, 02/15/2041	2,708,696	2,863,234	0.4%

Active Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Government National
Mortgage
Association (continued)
OTHER SECURITIES			$1,163,296	0.2%
			4,026,530
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $235,357,069)			$236,325,954

FOREIGN GOVERNMENT
OBLIGATIONS - 0.7%
Argentina - 0.2%			1,523,675	0.2%
Brazil - 0.1%			849,825	0.1%
Germany - 0.2%
Federal Republic of Germany
6.250%, 01/04/2030	EUR	725,000	1,442,299	0.2%
Mexico - 0.1%			612,983	0.1%
Panama - 0.1%			695,750	0.1%
United Kingdom - 0.0%			170,372	0.0%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $4,889,127)			$5,294,904

CORPORATE BONDS - 41.5%
Consumer discretionary - 4.7%			34,932,704	4.7%
Consumer staples - 1.5%			10,689,517	1.5%
Energy - 6.0%
Cameron International Corp.
5.950%, 06/01/2041		$1,178,000	1,459,147	0.2%
OTHER SECURITIES			42,587,104	5.8%
			44,046,251
Financials - 12.8%
AXA SA (6.463% to
12-14-18, then 3 month
LIBOR + 1.449%)
12/14/2018 (B)(C)		1,440,000	1,468,800	0.2%
Leucadia National Corp.
5.500%, 10/18/2023		1,490,000	1,603,556	0.2%
Stifel Financial Corp.
4.250%, 07/18/2024		1,735,000	1,776,823	0.2%
Willis Towers Watson PLC
5.750%, 03/15/2021		1,350,000	1,468,887	0.2%
OTHER SECURITIES			88,693,983	12.0%
			95,012,049
Health care - 2.2%			16,443,207	2.2%
Industrials - 3.9%			29,095,492	3.9%
Information technology - 2.1%			15,366,610	2.1%
Materials - 1.6%			12,068,841	1.6%
Real estate - 2.4%			17,868,563	2.4%
Telecommunication
services - 2.2%			16,075,399	2.2%
Utilities - 2.1%
Broadcom Corp.
3.875%, 01/15/2027 (B)		1,543,000	1,517,962	0.2%
OTHER SECURITIES			13,667,488	1.9%
			15,185,450
TOTAL CORPORATE BONDS
(Cost $292,452,548)			$306,784,083

CONVERTIBLE BONDS - 0.0%
Utilities - 0.0%			281,972	0.0%
TOTAL CONVERTIBLE BONDS (Cost $285,000)			$281,972

The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CAPITAL PREFERRED
SECURITIES - 0.3%
Financials - 0.3%		$1,963,494	0.3%
TOTAL CAPITAL PREFERRED SECURITIES
(Cost $1,943,446)		$1,963,494

MUNICIPAL
BONDS - 0.4%
New Jersey State Turnpike
Authority
7.414%, 01/01/2040	$1,885,000	2,909,535	0.4%
OTHER SECURITIES		108,479	0.0%
TOTAL MUNICIPAL BONDS
(Cost $2,176,025)		$3,018,014

TERM LOANS (D) - 0.1%
Financials - 0.1%		207,634	0.1%
Industrials - 0.0%		169,927	0.0%
Information
technology - 0.0%		118,981	0.0%
TOTAL TERM LOANS (Cost $493,431)		$496,542

COLLATERALIZED MORTGAGE
OBLIGATIONS - 11.7%
Commercial and
residential - 8.8%
Americold LLC
6.811%, 01/14/2029 (B)	1,350,000	1,474,191	0.2%
Americold LLC
7.443%, 01/14/2029 (B)	1,890,000	2,081,202	0.3%
Commercial Mortgage Trust
(Bank of America Merrill
Lynch/Deutsche Bank AG)
3.424%, 03/10/2031 (B)	1,400,000	1,451,845	0.2%
Commercial Mortgage Trust
(Citigroup/Deutsche Bank
AG)
3.631%, 02/10/2050	1,800,000	1,877,939	0.3%
Morgan Stanley Capital I
Trust
3.773%, 03/15/2045	2,371,500	2,432,852	0.3%
OTHER SECURITIES		55,700,900	7.5%
		65,018,929
Federal Home Loan Mortgage
Corp. - 1.1%
3.000%, 02/15/2040	1,649,211	1,668,636	0.2%
OTHER SECURITIES		6,634,625	0.9%
		8,303,261
Federal National Mortgage
Association - 1.0%
2.000%, 03/25/2041	3,794,013	3,714,616	0.5%
OTHER SECURITIES		3,840,895	0.5%
		7,555,511
Government National Mortgage
Association - 0.8%		5,996,991	0.8%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $86,773,850)		$86,874,692

ASSET BACKED
SECURITIES - 11.3%
BA Credit Card Trust
1.867%, 10/15/2021 (E)	2,175,000	2,182,754	0.3%
BA Credit Card Trust
1.950%, 08/15/2022	5,465,000	5,439,650	0.7%

Active Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
ASSET BACKED
SECURITIES (continued)
Capital One Multi-Asset
Execution Trust
2.000%, 01/17/2023	$1,490,000	$1,480,570	0.2%
Capital One Multi-Asset
Execution Trust
2.050%, 08/15/2023	3,500,000	3,483,712	0.5%
Capital One Multi-Asset
Execution Trust
1.987%, 09/16/2024 (E)	3,123,000	3,153,155	0.4%
Chase Issuance Trust
1.270%, 07/15/2021	1,680,000	1,660,233	0.2%
Chase Issuance Trust
1.800%, 06/15/2023 (E)	4,500,000	4,550,980	0.6%
Citibank Credit Card
Issuance Trust
1.920%, 04/07/2022	3,000,000	2,980,799	0.4%
Citibank Credit Card
Issuance Trust
1.777%, 08/08/2024 (E)	3,000,000	3,012,151	0.4%
Credit-Based Asset Servicing
and Securitization LLC
6.250%, 10/25/2036 (B)	2,560,000	2,633,128	0.4%
Discover Card Execution
Note Trust
1.880%, 02/15/2023	1,600,000	1,585,789	0.2%
Verizon Owner Trust
1.420%, 01/20/2021 (B)	1,500,000	1,490,138	0.2%
Wendys Funding LLC
3.371%, 06/15/2045 (B)	2,179,825	2,185,667	0.3%
OTHER SECURITIES		47,936,139	6.5%
TOTAL ASSET BACKED
SECURITIES (Cost $83,580,458)		$83,774,865

PREFERRED
SECURITIES - 0.2%
Consumer staples - 0.0%		206,088	0.0%
Financials - 0.1%		516,120	0.1%
Utilities - 0.1%		920,361	0.1%
TOTAL PREFERRED SECURITIES
(Cost $1,615,710)		$1,642,569

SECURITIES LENDING COLLATERAL - 0.9%
John Hancock Collateral
Trust, 1.3985% (F)(G)	672,603	6,728,521	0.9%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $6,729,003)		$6,728,521

SHORT-TERM INVESTMENTS - 9.4%
U.S. Government Agency - 0.4%		2,398,935	0.4%
Money market funds - 8.8%
State Street Institutional
U.S. Government Money
Market Fund, Premier
Class, 1.2075% (F)	65,216,647	65,216,647	8.8%
Repurchase agreement - 0.2%		1,410,000	0.2%
TOTAL SHORT-TERM INVESTMENTS
(Cost $69,025,582)		$69,025,582
Total Investments (Active Bond Trust)
(Cost $785,321,249) - 108.4%		$802,211,192	108.4%
Other assets and liabilities, net - (8.4)%		(61,945,139)	(8.4%)
TOTAL NET ASSETS - 100.0%		$740,266,053	100.0%

The accompanying notes are an integral part of the financial statements.	20

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SALE COMMITMENTS
OUTSTANDING - (0.0)%
Federal National Mortgage Association - (0.0)%
3.000%, TBA (A)	$(250,000)	$(250,186)	(0.0%)
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost $(278,795))		$(250,186)

Currency Abbreviations

EUR	Euro

Security Abbreviations and Legend

TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
LIBOR	London Interbank Offered Rate
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $134,461,861 or 18.2% of the fund’s net assets as of 12-31-17.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	The rate shown is the annualized seven-day yield as of 12-31-17.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 42.5%
U.S. Treasury Bonds - 8.5%
2.750%, 11/15/2042
to 08/15/2047	$479,063,000	$480,377,409	5.1%
3.000%, 02/15/2047	257,195,000	270,189,032	2.9%
3.125%, 11/15/2041	42,755,000	45,916,787	0.5%
		796,483,228
U.S. Treasury Inflation
Protected Securities - 0.3%
0.375%, 07/15/2025	32,614,217	32,683,581	0.3%
		32,683,581
U.S. Treasury
Notes - 11.5%
1.500%, 05/15/2020
to 08/15/2020	221,775,000	219,328,143	2.4%
1.750%, 01/31/2023	64,090,000	62,638,470	0.7%
2.000%, 11/30/2020	226,620,000	226,814,066	2.4%
2.250%, 11/15/2027	548,169,000	540,264,304	5.8%
OTHER SECURITIES		22,972,346	0.2%
		1,072,017,329

Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Federal Home Loan
Bank - 0.2%		$15,982,928	0.2%
Federal Home Loan
Mortgage Corp. - 6.1%
3.000%, 02/01/2043
to 12/01/2046	$185,694,543	186,498,656	1.9%
3.500%, 01/01/2029
to 11/01/2047	235,481,688	243,613,254	2.8%
4.000%, 09/01/2041
to 11/01/2043	43,605,153	46,240,465	0.5%
4.500%, 08/01/2040
to 10/01/2041	56,175,364	60,214,392	0.6%
OTHER SECURITIES		30,158,344	0.3%
		566,725,111
Federal National Mortgage
Association - 15.7%
3.000%, 09/01/2027
to 10/01/2047	154,166,389	154,925,212	1.6%
3.500%, 02/01/2026
to 11/01/2047	452,048,591	467,661,156	5.0%
4.000%, 05/01/2025
to 06/01/2044	416,458,695	440,290,403	5.0%
4.500%, 01/01/2027
to 05/01/2042	221,447,558	237,440,927	2.5%
5.000%, 02/01/2033
to 12/01/2041	87,901,778	95,147,064	1.0%
OTHER SECURITIES		63,342,152	0.6%
		1,458,806,914
Government National
Mortgage
Association - 0.2%		21,909,889	0.2%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $3,961,639,867)		$3,964,608,980

CORPORATE BONDS - 38.8%
Consumer discretionary - 4.4%
Expedia, Inc.
5.000%, 02/15/2026	23,905,000	25,548,871	0.3%
Ford Motor Credit
Company LLC
5.875%, 08/02/2021	32,919,000	36,144,952	0.4%
OTHER SECURITIES		344,052,623	3.7%
		405,746,446
Consumer staples - 1.1%
Anheuser-Busch InBev
Finance, Inc.
4.900%, 02/01/2046	30,160,000	34,924,029	0.4%
OTHER SECURITIES		66,427,840	0.7%
		101,351,869
Energy - 3.8%
Williams Partners LP
4.875%, 03/15/2024	24,905,000	26,025,725	0.3%
OTHER SECURITIES		326,465,315	3.5%
		352,491,040
Financials - 15.1%
Bank of Montreal
2.100%, 12/12/2019	28,170,000	28,088,517	0.3%
Credit Suisse AG
2.300%, 05/28/2019	26,720,000	26,743,493	0.3%
HBOS PLC
6.750%, 05/21/2018 (A)	31,463,000	31,996,345	0.3%
Lloyds Banking Group PLC
4.650%, 03/24/2026	31,040,000	32,767,044	0.3%

The accompanying notes are an integral part of the financial statements.	21

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE
BONDS (continued)
Financials (continued)
Morgan Stanley
7.300%, 05/13/2019	$27,030,000	$28,814,539	0.3%
The Goldman Sachs
Group, Inc.
2.300%, 12/13/2019	30,020,000	29,997,092	0.3%
UBS AG
2.375%, 08/14/2019	24,940,000	24,957,998	0.3%
Wells Fargo & Company,
Series U (5.875% to
6-15-25, then 3 month
LIBOR + 3.990%)
06/15/2025 (B)	32,785,000	36,311,027	0.4%
OTHER SECURITIES		1,164,166,801	12.6%
		1,403,842,856
Health care - 2.0%
Shire Acquisitions
Investments Ireland DAC
1.900%, 09/23/2019	25,205,000	24,974,105	0.3%
OTHER SECURITIES		162,726,808	1.7%
		187,700,913
Industrials - 3.6%		335,079,023	3.6%
Information technology - 3.1%
Dell International LLC
6.020%, 06/15/2026 (A)	27,890,000	30,744,643	0.3%
OTHER SECURITIES		263,137,287	2.8%
		293,881,930
Materials - 0.6%		55,762,150	0.6%
Real estate - 1.6%
Crown Castle Towers LLC
4.883%, 08/15/2040 (A)	25,984,000	27,172,500	0.3%
OTHER SECURITIES		124,761,105	1.3%
		151,933,605
Telecommunication
services - 1.6%
AT&T, Inc.
5.450%, 03/01/2047	26,080,000	27,850,492	0.3%
Verizon
Communications, Inc.
4.862%, 08/21/2046	29,860,000	31,075,784	0.3%
OTHER SECURITIES		93,983,480	1.0%
		152,909,756
Utilities - 1.9%		174,370,619	1.9%
TOTAL CORPORATE BONDS
(Cost $3,534,228,900)		$3,615,070,207

CAPITAL PREFERRED
SECURITIES - 0.1%
Financials - 0.1%		9,558,551	0.1%
TOTAL CAPITAL PREFERRED SECURITIES
(Cost $8,430,784)		$9,558,551

COLLATERALIZED MORTGAGE
OBLIGATIONS - 2.0%
Commercial and
residential - 0.3%		23,821,251	0.3%
Federal Home Loan Mortgage
Corp. - 0.7%		67,060,749	0.7%
Government National Mortgage
Association - 1.0%		95,788,039	1.0%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $191,419,918)		$186,670,039

Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
ASSET BACKED
SECURITIES - 14.6%
American Express Credit
Account Master Trust
1.930%, 09/15/2022	$33,165,000	$33,006,587	0.4%
BA Credit Card Trust
1.950%, 08/15/2022	43,335,000	43,133,986	0.5%
Cabela’s Credit Card Master
Note Trust
1.780%, 06/15/2022	32,782,500	32,591,194	0.3%
Capital One Multi-Asset
Execution Trust
1.340%, 04/15/2022	28,125,000	27,838,851	0.3%
Capital One Multi-Asset
Execution Trust
2.000%, 01/17/2023	37,195,000	36,959,589	0.4%
Chase Issuance Trust
1.270%, 07/15/2021	49,755,000	49,169,568	0.5%
Citibank Credit Card
Issuance Trust
1.750%, 11/19/2021	34,755,000	34,517,307	0.4%
Discover Card Execution
Note Trust
1.880%, 02/15/2023	40,130,000	39,773,569	0.4%
Ford Credit Auto Owner
Trust
2.120%, 07/15/2026 (A)	31,588,000	31,518,058	0.3%
Huntington Auto Trust
1.930%, 04/15/2022	29,905,000	29,709,852	0.3%
Nissan Auto Receivables
Owner Trust
1.500%, 09/15/2021	42,370,000	42,170,772	0.5%
Wendys Funding LLC
3.371%, 06/15/2045 (A)	30,287,838	30,369,009	0.3%
World Omni Auto
Receivables Trust
1.770%, 09/15/2021	26,825,000	26,740,681	0.3%
OTHER SECURITIES		899,214,840	9.7%
TOTAL ASSET BACKED
SECURITIES
(Cost $1,361,810,348)		$1,356,713,863

SECURITIES LENDING COLLATERAL - 0.1%
John Hancock Collateral
Trust, 1.3985% (C)(D)	392,442	3,925,868	0.1%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $3,926,011)		$3,925,868

SHORT-TERM INVESTMENTS - 1.4%
U.S. Government Agency - 1.1%
Federal Home Loan Bank
Discount Note,
0.800%, 01/02/2018 *	$27,117,000	27,116,397	0.3%
Federal Home Loan Bank
Discount Note,
1.050%, 01/02/2018 *	53,186,000	53,184,449	0.6%
OTHER SECURITIES		22,597,354	0.2%
		102,898,200

The accompanying notes are an integral part of the financial statements.	22

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement - 0.3%
Repurchase Agreement with
State Street Corp. dated
12-29-17 at 0.540% to be
repurchased at $25,733,544
on 1-2-18, collateralized
by $24,770,000 Federal
Home Loan Bank, 0.875%
due 10-1-18 (valued at
$24,654,869, including
interest), $1,194,610
U.S. Treasury Notes,
1.750% due 10-31-18
(valued at $1,209,353,
including interest) and
$366,044 U.S. Treasury
Notes, 2.250% due
1-31-24 (valued at
$373,257,
including interest)	$25,732,000	$25,732,000	0.3%
OTHER SECURITIES		5,589,000	0.0%
		31,321,000
TOTAL SHORT-TERM INVESTMENTS
(Cost $134,219,200)		$134,219,200
Total Investments (Bond Trust)
(Cost $9,195,675,028) - 99.5%		$9,270,766,708	99.5%
Other assets and liabilities, net - 0.5%		45,851,153	0.5%
TOTAL NET ASSETS - 100.0%		$9,316,617,861	100.0%

Security Abbreviations and Legend

LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,236,690,946 or 13.3% of the fund’s net assets as of 12-31-17.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(C)	The rate shown is the annualized seven-day yield as of 12-31-17.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

Core Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 62.2%
U.S. Treasury Bonds - 4.9%
2.500%, 02/15/2046
to 05/15/2046	$18,102,000	$17,202,544	1.4%
2.750%, 08/15/2047
to 11/15/2047	19,996,000	20,001,438	1.6%
2.875%, 11/15/2046	4,479,000	4,589,557	0.4%
3.000%, 11/15/2045
to 05/15/2047	18,083,000	18,979,004	1.5%
		60,772,543

Core Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Treasury
Notes - 29.3%
1.125%, 02/28/2021
to 07/31/2021	$21,429,000	$20,832,786	1.7%
1.375%, 07/31/2019
to 09/30/2020	14,513,000	14,343,786	1.1%
1.500%, 10/31/2019
to 08/15/2020	44,322,000	43,898,101	3.6%
1.625%, 03/31/2019
to 08/31/2022	30,335,000	29,975,167	2.4%
1.625%, 07/31/2020	16,510,000	16,381,202	1.3%
1.750%, 11/30/2019
to 12/31/2020	22,297,000	22,200,103	1.8%
1.875%, 12/31/2019 (A)	3,462,000	3,460,470	0.3%
1.875%, 12/15/2020
to 07/31/2022	74,726,000	74,114,438	5.9%
2.000%, 10/31/2021
to 11/15/2026	71,565,000	70,631,106	5.6%
2.125%, 12/31/2022 (A)	4,960,000	4,938,672	0.4%
2.250%, 10/31/2024
to 11/15/2027	55,782,000	55,013,356	4.4%
2.375%, 05/15/2027	6,584,000	6,563,212	0.5%
OTHER SECURITIES		3,193,126	0.3%
		365,545,525
Federal Home Loan
Mortgage Corp. - 3.4%
3.500%, 09/01/2026
to 12/01/2045	26,954,026	28,018,186	2.3%
4.000%, 10/01/2029
to 04/01/2047	6,465,119	6,841,895	0.5%
4.500%, 08/01/2020
to 06/01/2047	3,001,066	3,187,631	0.2%
OTHER SECURITIES		4,362,352	0.4%
		42,410,064
Federal National Mortgage
Association - 18.7%
3.500%, 08/01/2028
to 06/01/2043	19,328,631	20,117,845	2.0%
3.500%, TBA (A)	35,900,000	36,825,082	2.9%
4.000%, 04/01/2024
to 12/01/2047	86,124,018	90,976,631	7.1%
4.000%, TBA (A)	9,300,000	9,727,780	0.8%
4.500%, 01/01/2020
to 09/01/2047	27,459,528	29,581,093	2.3%
4.500%, TBA (A)	21,300,000	22,634,712	1.8%
5.000%, 07/01/2044
to 08/01/2056	6,303,117	6,869,216	0.5%
OTHER SECURITIES		16,226,406	1.3%
		232,958,765
Government National
Mortgage
Association - 5.9%
3.000%, TBA (A)	17,300,000	17,460,686	1.4%
3.500%, TBA (A)	18,300,000	18,926,676	1.5%
4.000%, 07/15/2045
to 12/20/2047	14,993,082	15,737,048	1.4%
4.500%, 05/20/2045
to 11/20/2047	14,913,170	15,807,350	1.2%
4.500%, TBA (A)	4,700,000	4,939,110	0.4%
OTHER SECURITIES		249,844	0.0%
		73,120,714
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $782,305,277)		$774,807,611

The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS - 1.5%
Chile - 0.1%		$1,032,135	0.1%
Indonesia - 0.2%		2,036,048	0.2%
Japan - 0.3%		3,954,668	0.3%
Mexico - 0.1%		1,968,315	0.1%
Paraguay - 0.1%		827,640	0.1%
Saudi Arabia - 0.2%		2,817,317	0.2%
South Korea - 0.2%		2,521,246	0.2%
United Arab Emirates - 0.3%		3,402,130	0.3%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $18,605,386)		$18,559,499

CORPORATE BONDS - 24.3%
Consumer discretionary - 2.1%		26,452,474	2.1%
Consumer staples - 1.9%		23,578,363	1.9%
Energy - 2.9%		36,659,990	2.9%
Financials - 5.8%		71,755,671	5.8%
Health care - 2.2%		27,527,907	2.2%
Industrials - 1.9%
Northrop Grumman Corp.
3.250% 08/01/2023
to 01/15/2028	$3,063,000	3,093,053	0.2%
OTHER SECURITIES		20,593,917	1.7%
		23,686,970
Information technology - 2.5%		31,677,100	2.5%
Materials - 0.7%		8,896,114	0.7%
Real estate - 1.3%		16,066,922	1.3%
Telecommunication
services - 1.2%
AT&T, Inc.
3.400%, 05/15/2025	3,457,000	3,397,945	0.3%
OTHER SECURITIES		11,398,421	0.9%
		14,796,366
Utilities - 1.8%		21,772,571	1.8%
TOTAL CORPORATE BONDS
(Cost $297,616,876)		$302,870,448

MUNICIPAL
BONDS - 0.6%		8,054,202	0.6%
TOTAL MUNICIPAL BONDS
(Cost $7,094,150)		$8,054,202

COLLATERALIZED MORTGAGE
OBLIGATIONS - 7.1%
Commercial and
residential - 4.7%
Impact Funding Affordable
Multifamily Housing
Mortgage Loan Trust
5.314%, 01/25/2051 (B)	2,828,154	3,079,467	0.3%
OTHER SECURITIES		55,028,432	4.4%
		58,107,899
Federal Home Loan Mortgage
Corp. - 1.6%
3.000%, 10/15/2047	8,241,032	8,308,776	0.7%
4.000%, 09/15/2043	3,802,186	3,965,718	0.3%
4.000%, 07/15/2044	2,927,817	3,057,111	0.3%
OTHER SECURITIES		4,100,844	0.3%
		19,432,449

Core Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal National Mortgage
Association - 0.8%
3.500%, 09/25/2043	$4,081,111	$4,218,079	0.3%
OTHER SECURITIES		6,165,824	0.5%
		10,383,903
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $88,943,586)		$87,924,251

ASSET BACKED
SECURITIES - 13.1%
Navient Private Education
Loan Trust
3.910%, 12/15/2045 (B)	3,025,463	3,108,441	0.3%
Navient Student Loan Trust
2.702%, 07/26/2066 (B)(C)	5,087,000	5,208,494	0.4%
Navient Student Loan Trust
2.602%, 12/27/2066 (B)(C)	3,328,592	3,368,679	0.3%
Navient Student Loan Trust
2.028%, 02/25/2070 (B)(C)	4,277,611	4,290,823	0.3%
Navient Student Loan Trust
2.552%, 09/27/2066 (B)(C)	3,738,000	3,773,781	0.3%
Navient Student Loan Trust
2.352%, 07/26/2066 (B)(C)	4,759,996	4,776,215	0.4%
Nelnet Student Loan Trust
1.477%, 10/25/2033 (C)	4,238,895	4,160,129	0.3%
SLM Student Loan Trust
2.278%, 09/25/2028 (C)	3,176,544	3,208,191	0.3%
SMB Private Education Loan
Trust
2.700%, 05/15/2031 (B)	3,092,000	3,075,969	0.2%
SMB Private Education Loan
Trust
2.377%, 09/15/2034 (B)(C)	3,397,000	3,439,307	0.3%
SMB Private Education Loan
Trust
2.927%, 02/17/2032 (B)(C)	3,521,000	3,641,698	0.3%
OTHER SECURITIES		121,622,278	9.7%
TOTAL ASSET BACKED
SECURITIES (Cost $162,875,006)		$163,674,005

SECURITIES LENDING COLLATERAL - 0.1%
John Hancock Collateral
Trust, 1.3985% (D)(E)	156,215	1,562,729	0.1%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $1,562,808)		$1,562,729

SHORT-TERM INVESTMENTS - 1.2%
Money market funds - 1.2%
State Street Institutional
U.S. Government Money
Market Fund, Premier
Class, 1.2075% (D)	14,148,744	14,148,744	1.2%
TOTAL SHORT-TERM INVESTMENTS
(Cost $14,148,744)		$14,148,744
Total Investments (Core Bond Trust)
(Cost $1,373,151,833) - 110.1%		$1,371,601,489	110.1%
Other assets and liabilities, net - (10.1)%		(126,011,089)	(10.1%)
TOTAL NET ASSETS - 100.0%		$1,245,590,400	100.0%

SALE COMMITMENTS
OUTSTANDING - (1.6)%
Federal National Mortgage Association - (1.2)%
4.500%, TBA (A)	$(6,500,000)	$(6,907,571)	(0.6%)
4.500%, TBA (A)	(7,400,000)	(7,873,254)	(0.6%)

The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SALE COMMITMENTS
OUTSTANDING (continued)
Federal National Mortgage
Association (continued)
Government National Mortgage
Association - (0.4)%
4.500%, TBA (A)	$(4,700,000)	$(4,939,110)	(0.4%)
TOTAL SALE COMMITMENTS
OUTSTANDING
(Cost $(19,746,914))		$(19,719,935)

Security Abbreviations and Legend

TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $177,072,472 or 14.2% of the fund’s net assets as of 12-31-17.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	The rate shown is the annualized seven-day yield as of 12-31-17.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Global Bond Trust

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 26.1%
U.S. Treasury Bonds - 0.5%			$3,173,923	0.5%
U.S. Treasury Inflation Protected
Securities - 3.0%
0.125%, 04/15/2022
to 07/15/2024		$5,649,156	5,601,161	0.9%
2.500%, 01/15/2029 (A)		8,501,860	10,320,858	1.8%
OTHER SECURITIES			1,721,609	0.3%
			17,643,628
Federal Home Loan Mortgage Corp. - 0.2%			1,046,358	0.2%
Federal National Mortgage Association - 22.4%
3.000%, TBA (B)		6,700,000	6,704,998	1.1%
3.500%, TBA (B)		56,100,000	57,486,792	9.8%
4.000%, TBA (B)		63,600,000	66,452,042	11.3%
OTHER SECURITIES			1,258,765	0.2%
			131,902,597
Government National Mortgage
Association - 0.0%			71,847	0.0%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $154,144,111)			$153,838,353

FOREIGN
GOVERNMENT
OBLIGATIONS - 26.4%
Argentina - 0.1%			856,222	0.1%
Australia - 0.1%			338,592	0.1%
Canada - 3.0%
Province of Ontario 3.500%,
06/02/2024	CAD	5,100,000	4,316,539	0.7%

Global Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
FOREIGN
GOVERNMENT
OBLIGATIONS (continued)
Canada (continued)
Province of Quebec 4.250%,
12/01/2021	CAD	4,500,000	$3,862,303	0.7%
OTHER SECURITIES			9,246,977	1.6%
			17,425,819
France - 1.9%
Government of France
2.000%, 05/25/2048 (C)	EUR	6,600,000	8,372,052	1.4%
OTHER SECURITIES			2,916,915	0.5%
			11,288,967
Ireland - 0.3%			1,846,996	0.3%
Italy - 5.7%
Republic of Italy 0.750%,
01/15/2018		5,000,000	6,003,120	1.0%
Republic of Italy 1.450%,
11/15/2024		8,300,000	9,994,431	1.7%
Republic of Italy 3.450%,
03/01/2048 (C)		9,550,000	11,903,703	2.0%
OTHER SECURITIES			5,954,268	1.0%
			33,855,522
Japan - 3.7%
Government of Japan
0.500%, 09/20/2046	JPY	370,000,000	3,042,134	0.5%
Government of Japan
1.600%, 03/20/2033		840,000,000	8,873,106	1.5%
OTHER SECURITIES			10,036,587	1.7%
			21,951,827
Kuwait - 0.9%
State of Kuwait 3.500%,
03/20/2027 (C)		$3,800,000	3,859,326	0.7%
OTHER SECURITIES			1,195,680	0.2%
			5,055,006
New Zealand - 0.8%
Dominion of New Zealand
5.000%, 03/15/2019	NZD	6,300,000	4,626,366	0.8%
Norway - 0.1%			506,783	0.1%
Peru - 0.3%			1,481,518	0.3%
Poland - 0.2%			1,337,979	0.2%
Qatar - 0.1%			737,100	0.1%
Saudi Arabia - 1.4%
Kingdom of Saudi Arabia
2.375%, 10/26/2021		$5,500,000	5,366,262	0.9%
OTHER SECURITIES			2,766,590	0.5%
			8,132,852
Slovenia - 1.4%			8,024,358	1.4%
Spain - 2.9%
Kingdom of Spain 1.950%,
04/30/2026 (C)	EUR	6,100,000	7,722,706	1.3%
OTHER SECURITIES			9,621,169	1.6%
			17,343,875
United Arab
Emirates - 0.5%			2,839,536	0.5%
United Kingdom - 3.0%
Government of United
Kingdom 3.250%,
01/22/2044	GBP	3,700,000	6,505,715	1.1%
Government of United
Kingdom 4.250%,
12/07/2040		4,000,000	7,954,991	1.4%

The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
FOREIGN
GOVERNMENT
OBLIGATIONS (continued)
United
Kingdom (continued)
OTHER SECURITIES			$3,270,900	0.5%
			17,731,606
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $151,912,351)			$155,380,924

CORPORATE BONDS - 36.3%
Australia - 0.4%			2,295,584	0.4%
Belgium - 0.3%			1,607,552	0.3%
Brazil - 0.8%			4,540,196	0.8%
Canada - 0.8%			4,667,247	0.8%
Cayman Islands - 0.2%			1,056,748	0.2%
Denmark - 5.8%
Nordea Kredit
Realkreditaktieselskab
2.000% 10/01/2047
to 10/01/2050	DKK	27,231,014	4,423,303	0.7%
Nykredit Realkredit A/S
2.000% 10/01/2037
to 10/01/2047		65,333,916	10,655,684	1.9%
Realkredit Danmark A/S
2.000% 01/01/2018
to 10/01/2047		40,714,470	6,650,374	1.1%
OTHER SECURITIES			12,292,642	2.1%
			34,022,003
France - 1.6%			9,168,726	1.6%
Germany - 0.5%			2,815,886	0.5%
Guernsey, Channel
Islands - 0.1%			412,456	0.1%
Ireland - 0.4%			2,665,872	0.4%
Italy - 0.6%
Banca Carige SpA 3.875%,
10/24/2018	EUR	2,800,000	3,453,042	0.6%
			3,453,042
Ivory Coast - 0.4%			2,495,798	0.4%
Japan - 1.6%
Central Nippon Expressway
Company, Ltd. (3 month
LIBOR + 0.540%)
1.931%, 08/04/2020 (D)		$3,100,000	3,102,666	0.5%
OTHER SECURITIES			6,178,595	1.1%
			9,281,261
Luxembourg - 0.1%			834,365	0.1%
Netherlands - 2.5%
ING Bank NV 2.625%,
12/05/2022		3,500,000	3,502,160	0.6%
OTHER SECURITIES			11,525,817	1.9%
			15,027,977
Norway - 0.3%			1,495,449	0.3%
Russia - 0.4%			2,663,871	0.4%
Singapore - 0.1%			583,872	0.1%
Sweden - 5.2%
Lansforsakringar Hypotek
AB 1.250%, 09/20/2023	SEK	26,400,000	3,248,908	0.6%
Nordea Hypotek AB 1.000%,
04/08/2022		40,400,000	5,000,290	0.8%
Stadshypotek AB 1.500%,
12/15/2021		32,000,000	4,045,245	0.7%

Global Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
CORPORATE
BONDS (continued)
Sweden (continued)
Stadshypotek AB 4.500%,
09/21/2022	SEK	45,000,000	$6,435,761	1.1%
Swedbank Hypotek AB
1.000% 09/15/2021
to 06/15/2022		36,100,000	4,471,270	0.7%
OTHER SECURITIES			7,369,227	1.3%
			30,570,701
Switzerland - 2.2%
UBS AG 7.625%, 08/17/2022		$2,950,000	3,446,190	0.6%
OTHER SECURITIES			9,638,419	1.6%
			13,084,609
United Kingdom - 3.9%
Barclays Bank PLC (7.750%
to 4-10-18, then 5 Year
U.S. Swap Rate + 6.833%)
04/10/2023		5,000,000	5,075,000	0.9%
OTHER SECURITIES			17,882,484	3.0%
			22,957,484
United States - 8.1%
Marriott International, Inc.
6.750%, 05/15/2018		3,000,000	3,052,371	0.5%
MUFG Americas Holdings
Corp. 3.000%, 02/10/2025		3,500,000	3,454,842	0.6%
OTHER SECURITIES			41,357,229	7.0%
			47,864,442
TOTAL CORPORATE BONDS
(Cost $205,865,636)			$213,565,141

CAPITAL PREFERRED
SECURITIES - 0.3%
United States - 0.3%			1,589,554	0.3%
TOTAL CAPITAL PREFERRED SECURITIES
(Cost $1,440,000)			$1,589,554

MUNICIPAL BONDS - 0.8%			4,823,396	0.8%
TOTAL MUNICIPAL BONDS (Cost $4,769,885)			$4,823,396

TERM LOANS (E) - 0.5%
United States - 0.5%			2,881,492	0.5
TOTAL TERM LOANS (Cost $2,895,564)			$2,881,492

COLLATERALIZED MORTGAGE
OBLIGATIONS - 8.7%
Canada - 0.3%			1,968,963	0.3%
Italy - 0.1%			591,034	0.1%
United Kingdom - 2.3%
Mansard Mortgages PLC
1.166%, 12/15/2049 (D)	GBP	4,020,143	5,363,653	0.9%
OTHER SECURITIES			8,049,025	1.4%
			13,412,678
United States - 6.0%
JPMorgan Alternative Loan
Trust
1.792%, 10/25/2036 (D)		$3,353,479	3,125,551	0.5%
OTHER SECURITIES			32,539,237	5.5%
			35,664,788
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $51,529,958)			$51,637,463

The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
ASSET BACKED SECURITIES - 9.6%
United States - 4.7%
WaMu Asset-Backed
Certificates
1.912%, 04/25/2037 (D)		$6,808,852	$3,864,570	0.7%
OTHER SECURITIES			23,766,244	4.0%
Cayman Islands - 4.7%			27,507,700	4.7%
Ireland - 0.2%			1,322,255	0.2%
TOTAL ASSET BACKED SECURITIES
(Cost $54,912,955)			$56,460,769

COMMON
STOCKS - 0.0%
United States - 0.0%			25,396	0.0%
TOTAL COMMON STOCKS (Cost $1,185)			$25,396

PREFERRED SECURITIES - 0.1%
United Kingdom - 0.1%			411,556	0.1%
United States - 0.0%			245,000	0.0%
TOTAL PREFERRED SECURITIES
(Cost $520,422)			$656,556

ESCROW SHARES - 0.1%
United States - 0.1%			495,930	0.1%
TOTAL ESCROW SHARES (Cost $0)			$495,930

PURCHASED OPTIONS - 0.0%
Calls - 0.0%			76,775	0.0%
Puts - 0.0%			44,459	0.0%
TOTAL PURCHASED OPTIONS (Cost $315,569)			$121,234

SHORT-TERM
INVESTMENTS - 20.5%
Foreign government - 17.9%
Federative Republic of
Brazil,
6.745%, 04/01/2018 *	BRL	12,100,000	3,586,344	0.6%
Italy Buoni Ordinari del
Tesoro,
(0.402)%, 04/30/2018 *	EUR	5,000,000	6,010,905	1.0%
Italy Buoni Ordinari del
Tesoro,
(0.403)%, 04/30/2018 *		5,000,000	6,010,801	1.0%
Italy Buoni Ordinari del
Tesoro,
(0.444)%, 04/30/2018 *		5,000,000	6,011,001	1.0%
Italy Buoni Ordinari del
Tesoro,
(0.444)%, 04/30/2018 *		3,700,000	4,448,087	0.8%
Italy Buoni Ordinari del
Tesoro,
(0.540)%, 01/31/2018 *		5,000,000	6,005,101	1.0%
Italy Buoni Ordinari del
Tesoro,
(0.545)%, 01/31/2018 *		5,100,000	6,125,166	1.1%
Italy Buoni Ordinari del
Tesoro,
(0.420)%, 04/30/2018 *		3,600,000	4,328,080	0.8%
Japan Treasury Discount Bill,
(0.197)%, 03/12/2018 *	JPY	3,450,000,000	30,628,640	5.2%
Japan Treasury Discount Bill,
(0.150)%, 03/19/2018 *		2,060,000,000	18,288,547	3.1%
Spain Treasury Bill,
(0.631)%, 02/16/2018 *	EUR	5,000,000	6,005,552	1.0%
OTHER SECURITIES			8,087,100	1.3%
			105,535,324

Global Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM
INVESTMENTS (continued)
U.S. Government - 0.3%		$1,661,723	0.3%
Repurchase agreement - 2.3%
Repurchase Agreement with
Citigroup dated 12-29-17
at 1.830% to be
repurchased at $8,801,789
on 1-2-18, collateralized
by $9,130,000
U.S. Treasury Notes,
2.000% due 4-30-24
(valued at $8,999,273,
including interest)	$8,800,000	8,800,000	1.5%
Repurchase Agreement with
State Street Corp. dated
12-29-17 at 0.540% to be
repurchased at $4,641,278
on 1-2-18, collateralized
by $4,710,000
U.S. Treasury Notes,
2.250% due 1-31-24
(valued at $4,735,853,
including interest)	4,641,000	4,641,000	0.8%
		13,441,000
TOTAL SHORT-TERM INVESTMENTS
(Cost $119,794,463)		$120,638,047
Total Investments (Global Bond Trust)
(Cost $748,102,099) - 129.4%		$762,114,255	129.4%
Other assets and liabilities, net - (29.4)%		(173,082,672)	(29.4%)
TOTAL NET ASSETS - 100.0%		$589,031,583	100.0%

SALE COMMITMENTS
OUTSTANDING - (2.6)%
Federal National Mortgage Association - (2.6)%
3.000%, TBA (B)	(6,700,000)	(6,704,998)	(1.2%)
4.000%, TBA (B)	(8,000,000)	(8,372,982)	(1.4%)
		(15,077,980)
TOTAL SALE COMMITMENTS
OUTSTANDING
(Cost $(15,063,018))		$(15,077,980)

Currency Abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona

Security Abbreviations and Legend

TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
LIBOR	London Interbank Offered Rate
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.

The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $128,475,463 or 21.8% of the fund’s net assets as of 12-31-17.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
10-Year Australian Treasury Bond Futures	19	Long	Mar 2018	$1,926,888	$1,914,735	$(12,153)
10-Year Canada Government Bond Futures	23	Long	Mar 2018	2,498,175	2,466,142	(32,033)
10-Year Japanese Treasury Bond Futures	16	Long	Mar 2018	21,414,561	21,410,961	(3,600)
10-Year U.S. Treasury Note Futures	751	Long	Mar 2018	93,666,476	93,159,203	(507,273)
3-Month Sterling Futures	639	Long	Dec 2018	106,878,517	107,002,118	123,601
3-Year Australian Treasury Bond Futures	14	Long	Mar 2018	1,218,991	1,213,566	(5,425)
5-Year U.S. Treasury Note Futures	765	Long	Mar 2018	89,356,534	88,865,508	(491,026)
Euro-Buxl Futures	16	Long	Mar 2018	3,187,586	3,145,717	(41,869)
Eurodollar Futures	487	Long	Sep 2018	119,261,023	119,266,300	5,277
German Euro BUND Futures	149	Long	Mar 2018	29,056,111	28,904,754	(151,357)
Ultra U.S. Treasury Bond Futures	264	Long	Mar 2018	43,960,398	44,261,250	300,852
3-Month Sterling Futures	639	Short	Dec 2019	(106,643,748)	(106,775,647)	(131,899)
Euro-BTP Italian Government Bond Futures	127	Short	Mar 2018	(21,168,200)	(20,745,130)	423,070
Eurodollar Futures	487	Short	Sep 2019	(118,965,927)	(118,955,838)	10,089
Euro-OAT Futures	140	Short	Mar 2018	(26,339,943)	(26,066,966)	272,977
German Euro BOBL Futures	8	Short	Mar 2018	(1,270,247)	(1,263,297)	6,950
U.K. Long Gilt Bond Futures	24	Short	Mar 2018	(4,000,687)	(4,055,637)	(54,950)
U.S. Treasury Long Bond Futures	116	Short	Mar 2018	(17,769,756)	(17,747,995)	21,761
						$(267,008)

*	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
AUD	6,194,000	USD	4,744,604	Citibank N.A.	2/15/2018	$88,169	—
BRL	739,493	USD	223,953	JPMorgan Chase Bank N.A.	1/3/2018	—	($1,019)
BRL	6,900,000	USD	2,085,852	Morgan Stanley Bank, N.A.	1/3/2018	—	(5,722)
BRL	6,160,507	USD	1,880,611	Nomura Global Financial Products, Inc.	1/3/2018	—	(23,415)
BRL	6,887,169	USD	2,081,911	JPMorgan Chase Bank N.A.	2/2/2018	—	(12,624)
CHF	3,475,000	USD	3,516,954	Deutsche Bank AG London	2/15/2018	59,668	—
CNY	740,016	USD	110,779	Goldman Sachs Bank USA	3/14/2018	2,395	—
CNY	37,924,201	USD	5,699,999	Goldman Sachs Bank USA	3/21/2018	97,546	—
CZK	13,433,000	USD	630,168	Standard Chartered Bank London	3/8/2018	2,619	—
DKK	131,893,133	USD	21,014,563	Bank of America, N.A.	1/2/2018	242,409	—
DKK	33,132,000	USD	5,236,605	Citibank N.A.	1/2/2018	103,218	—
DKK	33,670,000	USD	5,364,324	Goldman Sachs Bank USA	1/2/2018	62,207	—
DKK	46,140,000	USD	7,329,054	JPMorgan Chase Bank N.A.	1/2/2018	107,244	—
DKK	15,065,000	USD	2,397,383	UBS AG	1/2/2018	30,616	—
DKK	170,000	USD	26,069	BNP Paribas SA	4/3/2018	1,490	—
DKK	3,220,000	USD	520,885	JPMorgan Chase Bank N.A.	4/3/2018	1,113	—
DKK	3,235,000	USD	519,116	UBS AG	4/3/2018	5,313	—
EUR	75,396,769	USD	88,325,487	Bank of America, N.A.	2/15/2018	2,363,363	—
EUR	4,383,000	USD	5,217,535	Standard Chartered Bank London	2/15/2018	54,431	—
EUR	271,000	USD	322,235	UBS AG	2/15/2018	3,730	—
GBP	3,664,000	USD	4,954,424	Citibank N.A.	1/10/2018	—	(6,409)
GBP	495,000	USD	666,175	Goldman Sachs Bank USA	1/10/2018	2,293	—
GBP	5,535,000	USD	7,367,517	UBS AG	1/10/2018	107,173	—
HUF	132,259,000	USD	502,746	Goldman Sachs Bank USA	3/5/2018	9,474	—
IDR	39,628,682,800	USD	2,914,302	Standard Chartered Bank London	1/19/2018	2,409	—
ILS	2,570,000	USD	731,818	HSBC Bank USA	2/6/2018	7,676	—
INR	196,389,770	USD	2,995,619	Citibank N.A.	3/13/2018	55,480	—

The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
JPY	8,391,600,000	USD	74,461,609	HSBC Bank USA	2/15/2018	$163,581	—
JPY	917,100,000	USD	8,142,597	JPMorgan Chase Bank N.A.	2/15/2018	13,030	—
JPY	165,400,000	USD	1,474,077	Royal Bank of Canada	2/15/2018	—	($3,201)
JPY	208,000,000	USD	1,853,314	UBS AG	2/15/2018	—	(3,602)
KRW	6,641,225,053	USD	5,967,602	UBS AG	3/14/2018	243,243	—
KRW	1,012,086,900	USD	891,000	Goldman Sachs Bank USA	4/24/2018	56,111	—
KRW	111,325,500	USD	99,000	BNP Paribas SA	4/27/2018	5,183	—
KRW	1,129,053,600	USD	1,002,000	JPMorgan Chase Bank N.A.	4/27/2018	54,618	—
KRW	1,124,500	USD	1,000	Morgan Stanley Bank, N.A.	4/27/2018	52	—
MXN	113,915,718	USD	6,010,591	Barclays Bank PLC Wholesale	1/24/2018	—	(239,129)
MXN	78,900,000	USD	4,173,720	BNP Paribas SA	3/1/2018	—	(202,051)
MYR	6,942,651	USD	1,641,095	Goldman Sachs Bank USA	3/14/2018	70,146	—
NZD	852,000	USD	595,909	HSBC Bank USA	1/10/2018	7,859	—
PEN	7,090,468	USD	2,179,871	BNP Paribas SA	3/21/2018	435	—
PLN	582,000	USD	160,238	Goldman Sachs Bank USA	2/5/2018	6,962	—
SEK	25,235,000	USD	3,002,901	JPMorgan Chase Bank N.A.	2/15/2018	81,196	—
THB	50,420,878	USD	1,520,992	Goldman Sachs Bank USA	3/14/2018	28,793	—
USD	2,686,430	AUD	3,515,000	UBS AG	2/15/2018	—	(56,094)
USD	223,547	BRL	739,493	JPMorgan Chase Bank N.A.	1/3/2018	613	—
USD	2,204,121	BRL	6,900,000	Morgan Stanley Bank, N.A.	1/3/2018	123,991	—
USD	1,862,306	BRL	6,160,507	Nomura Global Financial Products, Inc.	1/3/2018	5,109	—
USD	223,102	BRL	739,493	JPMorgan Chase Bank N.A.	2/2/2018	917	—
USD	3,805,581	BRL	12,100,000	Morgan Stanley Bank, N.A.	4/3/2018	193,587	—
USD	2,196,901	CAD	2,828,000	JPMorgan Chase Bank N.A.	1/10/2018	—	(53,339)
USD	41,221,509	DKK	256,760,310	Bank of America, N.A.	1/2/2018	—	(160,075)
USD	761,329	DKK	4,770,000	JPMorgan Chase Bank N.A.	1/2/2018	—	(7,443)
USD	22,484,437	DKK	141,015,133	Bank of America, N.A.	4/3/2018	—	(375,678)
USD	1,775,784	DKK	12,056,000	BNP Paribas SA	4/3/2018	—	(178,627)
USD	5,267,492	DKK	33,132,000	Citibank N.A.	4/3/2018	—	(103,572)
USD	2,412,762	DKK	16,463,000	Goldman Sachs Bank USA	4/3/2018	—	(256,072)
USD	1,296,125	EUR	1,100,000	Deutsche Bank AG London	1/12/2018	—	(24,410)
USD	4,949,957	EUR	4,200,000	JPMorgan Chase Bank N.A.	1/16/2018	—	(93,234)
USD	943,651	EUR	800,000	Royal Bank of Scotland PLC	1/16/2018	—	(16,956)
USD	13,284,766	EUR	11,204,946	JPMorgan Chase Bank N.A.	1/31/2018	—	(181,188)
USD	2,505,776	EUR	2,118,000	Bank of America, N.A.	2/15/2018	—	(41,800)
USD	4,286,384	EUR	3,629,000	Citibank N.A.	2/15/2018	—	(78,655)
USD	3,572,742	EUR	2,996,000	Goldman Sachs Bank USA	2/15/2018	—	(30,911)
USD	1,261,302	EUR	1,071,000	HSBC Bank USA	2/15/2018	—	(26,920)
USD	1,981,923	EUR	1,670,000	JPMorgan Chase Bank N.A.	2/15/2018	—	(26,789)
USD	1,993,412	EUR	1,676,000	Morgan Stanley Bank, N.A.	2/15/2018	—	(22,517)
USD	599,533	EUR	504,000	Royal Bank of Canada	2/15/2018	—	(6,689)
USD	962,151	EUR	816,000	UBS AG	2/15/2018	—	(19,352)
USD	5,941,090	EUR	5,000,000	UBS AG	2/16/2018	—	(73,363)
USD	1,306,121	EUR	1,102,216	BNP Paribas SA	4/30/2018	—	(26,090)
USD	10,381,775	EUR	8,717,001	Goldman Sachs Bank USA	4/30/2018	—	(154,168)
USD	5,855,978	EUR	5,009,841	Royal Bank of Canada	4/30/2018	—	(199,247)
USD	11,776,454	EUR	10,019,346	UBS AG	4/30/2018	—	(333,589)
USD	1,453,954	IDR	19,919,172,000	Standard Chartered Bank London	1/19/2018	—	(12,117)
USD	2,249,786	ILS	7,957,000	Goldman Sachs Bank USA	2/6/2018	—	(39,769)
USD	657,287	ILS	2,316,000	JPMorgan Chase Bank N.A.	2/6/2018	—	(9,121)
USD	1,628,119	JPY	183,700,000	Goldman Sachs Bank USA	2/15/2018	—	(5,496)
USD	2,971,455	JPY	332,800,000	HSBC Bank USA	2/15/2018	11,917	—
USD	14,599,145	JPY	1,630,000,000	Citibank N.A.	3/12/2018	84,905	—
USD	16,263,723	JPY	1,820,000,000	Morgan Stanley Bank, N.A.	3/12/2018	57,638	—
USD	18,421,690	JPY	2,060,000,000	BNP Paribas SA	3/19/2018	70,647	—
USD	891,000	KRW	1,011,106,800	UBS AG	4/24/2018	—	(55,194)
USD	1,102,000	KRW	1,238,648,000	JPMorgan Chase Bank N.A.	4/27/2018	—	(57,181)
USD	3,773,007	MXN	78,900,000	BNP Paribas SA	3/1/2018	—	(198,662)
USD	4,503,618	NZD	6,541,000	Standard Chartered Bank London	1/10/2018	—	(131,653)
USD	675,000	PEN	2,230,200	Bank of America, N.A.	3/21/2018	—	(10,782)
USD	21,018,820	SEK	175,080,000	HSBC Bank USA	2/15/2018	—	(378,593)
USD	4,741,705	SGD	6,449,715	Bank of America, N.A.	3/14/2018	—	(85,782)
USD	1,094,084	ZAR	15,235,000	JPMorgan Chase Bank N.A.	2/6/2018	—	(130,945)
ZAR	16,807,238	USD	1,217,835	Bank of America, N.A.	2/6/2018	133,617	—
						$4,824,186	($4,159,245)

The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)
WRITTEN OPTIONS

Options on securities
Counterparty (OTC)/			Exercise	Expiration	Number of	Notional
Exchange-traded	Name of issuer		price	date	contracts	amount	Premium	Value
Calls
	Federal National Mortgage Association, 3.500% due
JPMorgan Securities LLC	2-1-48	USD	103.08	Feb 2018	6,800,000	6,800,000	$13,813	$(8,176)
Credit Suisse Securities	Federal National Mortgage Association, 3.500% due
(USA) LLC	2-1-48	USD	103.13	Feb 2018	6,800,000	6,800,000	13,547	(7,358)
							$27,360	$(15,534)
Puts
	Federal National Mortgage Association, 3.500% due
JPMorgan Securities LLC	2-1-48	USD	102.08	Feb 2018	6,800,000	6,800,000	15,141	(10,818)
Credit Suisse Securities	Federal National Mortgage Association, 3.500% due
(USA) LLC	2-1-48	USD	102.12	Feb 2018	6,800,000	6,800,000	15,672	(11,631)
							$30,813	$(22,449)
							$58,173	$(37,983)

Options on exchange-traded futures contracts
	Exercise		Expiration	Number of	Notional
Name of issuer	price		date	contracts	amount	Premium	Value
Calls
Eurodollar Futures	USD	98.75	Mar 2018	327	817,500	$34,727	$(2,044)
						$34,727	$(2,044)

Foreign currency options
			Exercise	Expiration	Notional
Description	Counterparty (OTC)		price	date	amount*	Premium	Value
Calls
U.S. Dollar versus Brazilian Real	Credit Suisse International	USD	6.30	Jan 2018	1,300,000	$69,225	$(1)
						$69,225	$(1)
Puts
British Pound versus U.S. Dollar	Citibank N.A.	GBP	1.30	May 2018	4,442,000	45,155	(27,066)
Canadian Dollar versus Japanese Yen	Goldman Sachs Bank USA	CAD	76.70	Jun 2018	2,800,000	36,804	(3,553)
U.S. Dollar versus Korean Won	Goldman Sachs Bank USA	USD	1,075.00	Apr 2018	2,587,000	48,196	(61,524)
U.S. Dollar versus Korean Won	BNP Paribas SA	USD	1,075.00	Apr 2018	307,000	6,493	(7,431)
U.S. Dollar versus Korean Won	JPMorgan Chase Bank	USD	1,075.00	Apr 2018	2,973,000	60,917	(71,964)
						$197,565	$(171,538)
						$266,790	$(171,539)
*       For this type of option, notional amounts are equivalent to number of contracts.

Inflation floors
		Initial		Expiration		Notional
Description	Counterparty (OTC)	index	Exercise index	date		amount*	Premium	Value
Floor- CPURNSA Index	Citibank N.A.	217.965	Maximum of ((1+0.0%)[10] - (Final
			Index/Index Initial)) or $0	Sep 2020	USD	2,000,000	$25,800	—
							$25,800	—
*       For this type of option, notional amounts are equivalent to number of contracts.

SWAPS

Interest rate swaps
								Unamortized
					Fixed	Floating		upfront	Unrealized
Counterparty (OTC)/	Notional		Payments	Payments	payment	payment	Maturity	payment paid	appreciation
Centrally cleared	amount	Currency	made	received	frequency	frequency	date	(received)	(depreciation)	Value
BNP Paribas SA	5,938,500,000	KRW	Fixed 2.030%	KRW CD KSDA Bloomberg	Quarterly	Quarterly	Jul 2027	—	$68,559	$68,559
JPMorgan Chase Bank	6,594,300,000	KRW	Fixed 1.993%	KRW CD KSDA Bloomberg	Quarterly	Quarterly	Jul 2027	—	101,206	101,206
								—	$169,765	$169,765
Centrally cleared	1,090,000,000	JPY	JPY LIBOR BBA	Fixed 0.150%	Semi-Annual	Semi-Annual	Mar 2018	$171	7,086	7,257
				USD Federal Funds H.15
Centrally cleared	70,800,000	USD	Fixed 1.724%	OIS COMPOUND	At Maturity	At Maturity	Sep 2018	—	1,551	1,551
Centrally cleared	70,800,000	USD	USD LIBOR BBA	Fixed 1.945%	Quarterly	Quarterly	Sep 2018	—	1,643	1,643

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

Interest rate swaps (continued)
								Unamortized
					Fixed	Floating		upfront	Unrealized
Counterparty (OTC)/	Notional		Payments	Payments	payment	payment	Maturity	payment paid	appreciation
Centrally cleared	amount	Currency	made	received	frequency	frequency	date	(received)	(depreciation)	Value
Centrally cleared	324,000,000	USD	USD LIBOR BBA	Fixed 1.750%	At Maturity	Quarterly	Apr 2019	$(266,594)	$(340,647)	(607,241)
Centrally cleared	107,700,000	USD	Fixed 1.250%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2019	489,216	679,578	1,168,794
Centrally cleared	82,800,000	NZD	NZD BBR FRA	Fixed 2.500%	Semi-Annual	Quarterly	Jul 2019	44,732	132,606	177,338
Centrally cleared	64,300,000	CAD	CAD BA CDOR	Fixed 1.400%	Semi-Annual	Semi-Annual	Sep 2019	(110,909)	(407,929)	(518,838)
Centrally cleared	29,700,000	GBP	GBP LIBOR BBA	Fixed 1.000%	At Maturity	Quarterly	Sep 2019	47,457	28,965	76,422
Centrally cleared	115,900,000	BRL	BRL CDI	Fixed 8.350%	At Maturity	At Maturity	Jan 2020	31,787	175,340	207,127
			EUR EURIBOR
Centrally cleared	21,900,000	EUR	Reuters	Fixed 0.000%	Annual	Semi-Annual	Mar 2020	48,970	3,305	52,275
Centrally cleared	11,200,000	GBP	GBP LIBOR BBA	Fixed 0.750%	Semi-Annual	Semi-Annual	Mar 2020	20,499	(46,499)	(26,000)
Centrally cleared	324,000,000	USD	Fixed 2.000%	USD LIBOR BBA	At Maturity	Quarterly	Apr 2020	182,341	356,925	539,266
Centrally cleared	29,700,000	GBP	Fixed 1.000%	GBP LIBOR BBA	At Maturity	Quarterly	Sep 2020	22,485	(25,116)	(2,631)
			1 Month LIBOR
Centrally cleared	7,000,000	USD	+ 0.084%	3 Month LIBOR	Quarterly	Quarterly	Jun 2022	—	(6,160)	(6,160)
			1 Month LIBOR
Centrally cleared	4,900,000	USD	+ 0.070%	3 Month LIBOR	Quarterly	Quarterly	Jun 2022	—	887	887
			1 Month LIBOR
Centrally cleared	25,500,000	USD	+ 0.085%	3 Month LIBOR	Quarterly	Quarterly	Jun 2022	(1,707)	(15,271)	(16,978)
Centrally cleared	35,300,000	USD	Fixed 2.250%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2022	(429,723)	426,406	(3,317)
			EUR EURIBOR
Centrally cleared	37,900,000	EUR	Reuters	Fixed 0.500%	Annual	Semi-Annual	Mar 2023	500,802	(209,235)	291,567
Centrally cleared	7,500,000	GBP	Fixed 1.000%	GBP LIBOR BBA	Semi-Annual	Semi-Annual	Mar 2023	(68,465)	102,107	33,642
Centrally cleared	18,600,000	USD	Fixed 2.000%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2023	96,483	144,973	241,456
Centrally cleared	73,900,000	USD	Fixed 1.750%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2023	1,625,639	554,642	2,180,281
Centrally cleared	2,500,000	AUD	AUD BBR BBSW	Fixed 3.500%	Semi-Annual	Semi-Annual	Dec 2025	106,633	9,013	115,646
			MXN TIIE
Centrally cleared	21,600,000	MXN	Banxico	Fixed 6.080%	Monthly	Monthly	Mar 2026	(111,028)	(14,448)	(125,476)
Centrally cleared	14,000,000	CAD	Fixed 1.850%	CAD BA CDOR	Semi-Annual	Semi-Annual	Sep 2027	329,624	179,446	509,070
Centrally cleared	1,430,000,000	JPY	Fixed 0.300%	JPY LIBOR BBA	Semi-Annual	Semi-Annual	Sep 2027	16,038	(12,700)	3,338
Centrally cleared	27,300,000	USD	USD LIBOR BBA	Fixed 2.500%	Semi-Annual	Quarterly	Dec 2027	554,827	(349,210)	205,617
Centrally cleared	8,500,000	GBP	Fixed 1.500%	GBP LIBOR BBA	Semi-Annual	Semi-Annual	Mar 2028	(46,812)	(171,660)	(218,472)
			EUR EURIBOR
Centrally cleared	22,500,000	EUR	Reuters	Fixed 1.000%	Annual	Semi-Annual	Mar 2028	64,270	122,919	187,189
Centrally cleared	900,000	GBP	Fixed 1.500%	GBP LIBOR BBA	Semi-Annual	Semi-Annual	Mar 2028	(3,979)	(19,153)	(23,132)
Centrally cleared	1,900,000	AUD	Fixed 3.000%	AUD BBR BBSW	Semi-Annual	Semi-Annual	Mar 2028	(14,567)	(7,579)	(22,146)
Centrally cleared	650,000,000	JPY	Fixed 0.450%	JPY LIBOR BBA	Semi-Annual	Semi-Annual	Mar 2029	(16,581)	5,213	(11,368)
Centrally cleared	1,740,000,000	JPY	JPY LIBOR BBA	Fixed 1.500%	Semi-Annual	Semi-Annual	Jun 2033	255,378	1,910,926	2,166,304
Centrally cleared	21,800,000	USD	Fixed 2.098%	USD LIBOR BBA	Semi-Annual	Quarterly	Jul 2041	172,723	214,687	387,410
Centrally cleared	10,000,000	JPY	Fixed 1.500%	JPY LIBOR BBA	Semi-Annual	Semi-Annual	Dec 2044	(3,268)	(9,874)	(13,142)
Centrally cleared	560,000,000	JPY	Fixed 1.500%	JPY LIBOR BBA	Semi-Annual	Semi-Annual	Dec 2045	(1,642,129)	903,259	(738,870)
Centrally cleared	1,600,000	USD	Fixed 2.250%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2046	(144,755)	254,727	109,972
Centrally cleared	500,000	USD	Fixed 1.750%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2047	96,634	(7,687)	88,947
Centrally cleared	14,700,000	USD	Fixed 2.750%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2047	(493,601)	(88,308)	(581,909)
Centrally cleared	3,500,000	EUR	Fixed 1.500%	EUR EURIBOR Reuters	Annual	Semi-Annual	Mar 2048	76,151	(61,541)	14,610
Centrally cleared	2,400,000	GBP	Fixed 1.750%	GBP LIBOR BBA	Semi-Annual	Semi-Annual	Mar 2048	(84,412)	(172,581)	(256,993)
Centrally cleared	15,400,000	EUR	Fixed 1.500%	EUR EURIBOR Reuters	Annual	Semi-Annual	Mar 2048	(202,573)	266,857	64,284
Centrally cleared	1,950,000	GBP	Fixed 1.750%	GBP LIBOR BBA	Semi-Annual	Semi-Annual	Mar 2048	(107,855)	(100,952)	(208,807)
Centrally cleared	4,300,000	USD	Fixed 2.955%	USD LIBOR BBA	Semi-Annual	Quarterly	Nov 2049	—	(308,081)	(308,081)
Centrally cleared	1,200,000	USD	Fixed 2.953%	USD LIBOR BBA	Semi-Annual	Quarterly	Nov 2049	—	(85,345)	(85,345)
								$1,033,902	$4,023,085	$5,056,987
								$1,033,902	$4,192,850	$5,226,752

Credit default swaps - Buyer
								Unamortized
								upfront
				USD	Pay	Fixed		payment	Unrealized
Counterparty (OTC)/	Reference	Notional		notional	fixed	payment	Maturity	paid	appreciation
Centrally cleared	obligation	amount	Currency	amount	rate	frequency	date	(received)	(depreciation)	Value
Bank of America N.A.	Computer Sciences Corp.	2,050,000	USD	$2,050,000	0.970%	Quarterly	Mar 2018	—	$(4,743)	$(4,743)
	Starwood Hotels &
Bank of America N.A.	Resorts Worldwide, Inc.	3,000,000	USD	3,000,000	1.490%	Quarterly	Jun 2018	—	(22,160)	(22,160)
Bank of America N.A.	Government of Japan	300,000	USD	300,000	1.000%	Quarterly	Jun 2022	$(9,381)	(615)	(9,996)
Barclays Capital	Springleaf Finance Corp.	1,400,000	USD	1,400,000	5.000%	Quarterly	Jun 2020	(75,982)	(47,045)	(123,027)
Barclays Capital	Government of Japan	1,500,000	USD	1,500,000	1.000%	Quarterly	Jun 2022	(47,323)	(2,657)	(49,980)
BNP Paribas SA	Credit Suisse Group, Ltd.	2,700,000	EUR	2,933,686	1.000%	Quarterly	Jun 2022	39,020	(104,315)	(65,295)

The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

Credit default swaps - Buyer (continued)
								Unamortized
								upfront
				USD	Pay	Fixed		payment	Unrealized
Counterparty (OTC)/	Reference	Notional		notional	fixed	payment	Maturity	paid	appreciation
Centrally cleared	obligation	amount	Currency	amount	rate	frequency	date	(received)	(depreciation)	Value
BNP Paribas SA	Commerzbank AG	1,200,000	EUR	$1,307,340	1.000%	Quarterly	Jun 2022	$56,426	$(45,351)	$11,075
BNP Paribas SA	Government of Japan	2,300,000	USD	2,300,000	1.000%	Quarterly	Jun 2022	(73,136)	(3,500)	(76,636)
Citibank N.A.	Government of Japan	600,000	USD	600,000	1.000%	Quarterly	Jun 2022	(18,840)	(1,152)	(19,992)
Goldman Sachs
International	Government of Japan	1,500,000	USD	1,500,000	1.000%	Quarterly	Jun 2022	(47,392)	(2,588)	(49,980)
HSBC Bank	Government of Japan	1,900,000	USD	1,900,000	1.000%	Quarterly	Jun 2022	(59,290)	(4,018)	(63,308)
				$18,791,026				$(235,898)	$(238,144)	$(474,042)
Centrally cleared	Ally Financial, Inc.	1,300,000	USD	1,300,000	5.000%	Quarterly	Jun 2018	(22,218)	(10,018)	(32,236)
Centrally cleared	Pfizer, Inc.	1,000,000	USD	1,000,000	1.000%	Quarterly	Dec 2020	(21,130)	(5,558)	(26,688)
Centrally cleared	Altria Group, Inc.	1,500,000	USD	1,500,000	1.000%	Quarterly	Dec 2020	(31,549)	(6,885)	(38,434)
Centrally cleared	UnitedHealth Group, Inc.	1,100,000	USD	1,100,000	1.000%	Quarterly	Dec 2020	(22,034)	(6,544)	(28,578)
Centrally cleared	Reynolds American, Inc.	1,600,000	USD	1,600,000	1.000%	Quarterly	Dec 2020	(34,555)	(8,355)	(42,910)
Centrally cleared	Koninklijke DSM NV	1,000,000	EUR	1,072,765	1.000%	Quarterly	Dec 2020	(22,934)	(9,145)	(32,079)
Centrally cleared	Bayer AG	500,000	EUR	534,100	1.000%	Quarterly	Dec 2020	(8,105)	(6,580)	(14,685)
Centrally cleared	United Utilities PLC	200,000	EUR	216,950	1.000%	Quarterly	Dec 2020	(2,667)	(2,377)	(5,044)
Centrally cleared	Fortum OYJ	200,000	EUR	212,510	1.000%	Quarterly	Dec 2020	(2,590)	(3,095)	(5,685)
Centrally cleared	Telia Company AB	300,000	EUR	318,225	1.000%	Quarterly	Dec 2020	(5,285)	(3,908)	(9,193)
Centrally cleared	BASF SE	400,000	EUR	425,960	1.000%	Quarterly	Dec 2020	(8,335)	(4,334)	(12,669)
				$9,280,510				$(181,402)	$(66,799)	$(248,201)
				$28,071,536				$(417,300)	$(304,943)	$(722,243)

Credit default swaps - Seller
									Unamortized
		Implied			USD		Fixed		upfront	Unrealized
Counterparty (OTC)/	Reference	credit	Notional		notional	Received	payment	Maturity	payment paid	appreciation
Centrally cleared	obligation	spread	amount	Currency	amount	fixed rate	frequency	date	(received)	(depreciation)	Value
Citibank N.A.	Shire PLC (A)	1.079%	200,000	EUR	$212,750	1.000%	Quarterly	Dec 2021	$(5,909)	$5,248	$(661)
Goldman Sachs International	Government of Mexico	1.064%	600,000	USD	600,000	1.000%	Quarterly	Dec 2022	(3,398)	1,816	(1,582)
HSBC Bank	Federative Republic of Brazil	0.317%	2,200,000	USD	2,200,000	1.000%	Quarterly	Mar 2018	2,423	1,674	4,097
HSBC Bank	Government of Mexico	1.064%	1,000,000	USD	1,000,000	1.000%	Quarterly	Dec 2022	(6,169)	3,533	(2,636)
JPMorgan Chase Bank N.A.	A.P. Moller - Maersk A/S	0.989%	1,300,000	EUR	1,534,064	1.000%	Quarterly	Jun 2022	(6,647)	7,929	1,282
					$5,546,814				$(19,700)	$20,200	$500
Centrally cleared	Exelon Generation Company LLC	0.854%	1,500,000	USD	1,500,000	1.000%	Quarterly	Jun 2022	(35,269)	45,069	9,800
Centrally cleared	CDX.NA.IG.29	0.491%	20,000,000	USD	20,000,000	1.000%	Quarterly	Dec 2022	423,471	59,948	483,419
Centrally cleared	Telecom Italian SpA	1.606%	400,000	EUR	448,600	1.000%	Quarterly	Jun 2024	(27,751)	10,021	(17,730)
Centrally cleared	Royal Dutch Shell PLC	0.684%	700,000	EUR	738,745	1.000%	Quarterly	Dec 2026	(18,275)	41,499	23,224
					$22,687,345				$342,176	$156,537	$498,713
					$28,234,159				$322,476	$176,737	$499,213
(A)       Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Currency swaps
						Notional	Notional	Unamortized
						amount of	amount of	upfront	Unrealized
			Payment	Maturity		currency	currency	payment	appreciation
Counterparty (OTC)	Receive	Pay	frequency	date		received	delivered	paid	(depreciation)	Value
BNP Paribas SA	Floating rate equal to 3	Floating rate equal to 3
	month USD LIBOR	month AUD BBSW plus
	based on the notional	0.362% based on the
	amount of currency	notional amount of
	delivered	currency received	Quarterly	Sep 2027	AUD	3,100,000	2,457,370	$11,160	$(49,770)	$(38,610)
BNP Paribas SA	Floating rate equal to 3	Floating rate equal to 3
	month USD LIBOR	month AUD BBSW plus
	based on the notional	0.368% based on the
	amount of currency	notional amount of
	delivered	currency received	Quarterly	Oct 2027	AUD	1,900,000	1,496,630	(4,750)	(9,111)	(13,861)

The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

Currency swaps
						Notional	Notional	Unamortized
						amount of	amount of	upfront	Unrealized
			Payment	Maturity		currency	currency	payment	appreciation
Counterparty (OTC)	Receive	Pay	frequency	date		received	delivered	paid	(depreciation)	Value
Citibank N.A.	Floating rate equal to 3	Floating rate equal to 3
	month USD LIBOR	month GBP LIBOR less
	based on the notional	0.150% based on the
	amount of currency	notional amount of
	delivered	currency received	Quarterly	Mar 2020	GBP	14,400,000	17,611,200	$(34,953)	$1,852,471	$1,817,518
Citibank N.A.	Floating rate equal to 3	Floating rate equal to 3
	month USD LIBOR	month GBP LIBOR less
	based on the notional	0.150% based on the
	amount of currency	notional amount of
	delivered	currency received	Quarterly	Mar 2020	GBP	11,300,000	14,916,000	(37,281)	367,428	330,147
Deutsche Bank AG	Floating rate equal to 3	Floating rate equal to 3
	month USD LIBOR	month GBP LIBOR less
	based on the notional	0.055% based on the
	amount of currency	notional amount of
	delivered	currency received	Quarterly	Oct 2026	GBP	800,000	976,000	3,639	97,173	100,812
Goldman Sachs Bank USA	Floating rate equal to 3	Floating rate equal to 3
	month USD LIBOR	month GBP LIBOR less
	based on the notional	0.150% based on the
	amount of currency	notional amount of
	delivered	currency received	Quarterly	Mar 2020	GBP	21,600,000	26,416,800	(34,750)	2,761,027	2,726,277
Morgan Stanley Capital Services	Floating rate equal to 3	Floating rate equal to 3
	month USD LIBOR	month AUD BBSW plus
	based on the notional	0.368% based on the
	amount of currency	notional amount of
	delivered	currency received	Quarterly	Oct 2027	AUD	674,000	527,135	2,157	(3,301)	(1,144)
Royal Bank of Scotland PLC	Floating rate equal to 3	Floating rate equal to 3
	month USD LIBOR	month GBP LIBOR less
	based on the notional	0.055% based on the
	amount of currency	notional amount of
	delivered	currency received	Quarterly	Oct 2026	GBP	1,500,000	1,830,300	44,025	144,697	188,722
								$(50,753)	$5,160,614	$5,109,861

Volatility swaps
									Unamortized
									upfront
								Volatility	payment	Unrealized
	Reference		Notional	USD notional	Pay/receive	Payment	Maturity	strike	paid	appreciation
Counterparty (OTC)	entity	Currency	amount	amount	variance	frequency	date	rate	(received)	(depreciation)	Value
Deutsche Bank AG	USD versus CHF	CHF	4,000	$4,033	Pay	At Maturity	Jun 2019	9.000%	—	$(4,164)	$(4,164)
Deutsche Bank AG	EUR versus CHF	CHF	4,000	4,033	Receive	At Maturity	Jun 2019	6.800%	—	1,590	1,590
Deutsche Bank AG	EUR versus CHF	CHF	6,000	6,088	Receive	At Maturity	Jun 2019	6.750%	—	1,955	1,955
Deutsche Bank AG	USD versus CHF	CHF	6,000	6,088	Pay	At Maturity	Jun 2019	9.000%	—	(6,177)	(6,177)
				$20,242					—	$(6,796)	$(6,796)

Derivatives Currency Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
INR	Indian Rupee

The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Bhat
USD	U.S. Dollar
ZAR	South African Rand

Derivatives Abbreviations

BBA	The British Banker’s Association
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Rate
CDOR	Canadian Dollar Offered Rate
EURIBOR	Euro Interbank Offered Rate
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
TIIE	Tasa de Interes Interbancario de Equilibrio (Interbank Equilibrium Interest Rate)

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

High Yield Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS - 1.0%
Argentina - 0.6%		$1,272,805	0.6%
Brazil - 0.3%		709,024	0.3%
Indonesia - 0.0%		6,081	0.0%
Mexico - 0.1%		289,950	0.1%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $2,344,912)		$2,277,860

CORPORATE BONDS - 84.3%
Consumer discretionary - 18.0%
CCO Holdings LLC
5.750%, 02/15/2026 (A)	$1,020,000	1,059,525	0.5%
Century Communities, Inc.
5.875%, 07/15/2025	1,040,000	1,045,200	0.5%
Charter Communications
Operating LLC
4.908%, 07/23/2025	1,850,000	1,966,448	0.8%
DISH DBS Corp.
5.875% 07/15/2022
to 11/15/2024	1,700,000	1,658,775	0.7%
DISH DBS Corp.
7.750%, 07/01/2026	1,660,000	1,745,075	0.8%
Netflix, Inc.
5.875%, 02/15/2025	1,080,000	1,147,500	0.5%
Scientific Games
International, Inc.
10.000%, 12/01/2022	1,620,000	1,777,950	0.8%
Viking Cruises, Ltd.
5.875%, 09/15/2027 (A)	1,125,000	1,144,688	0.5%
Virgin Media Finance PLC
6.000%, 10/15/2024 (A)	1,280,000	1,313,600	0.6%
OTHER SECURITIES		28,746,046	12.3%
		41,604,807

High Yield Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE
BONDS (continued)
Consumer staples - 3.1%		$7,084,112	3.1%
Energy - 13.3%
Chesapeake Energy Corp.
8.000%,
01/15/2025 (A)(B)	$1,100,000	1,109,625	0.5%
Rockies Express
Pipeline LLC
6.875%, 04/15/2040 (A)	1,250,000	1,406,250	0.6%
The Williams
Companies, Inc.
7.500%, 01/15/2031	880,000	1,075,800	0.5%
WPX Energy, Inc.
8.250%, 08/01/2023	870,000	987,450	0.4%
OTHER SECURITIES		26,215,916	11.3%
		30,795,041
Financials - 8.5%
CIT Group, Inc.
5.000% 08/15/2022
to 08/01/2023	1,057,000	1,124,470	0.5%
Citigroup, Inc. (6.300% to
5-15-24, then 3 month
LIBOR + 3.423%)
05/15/2024 (C)	1,060,000	1,135,525	0.5%
Quicken Loans, Inc.
5.250%, 01/15/2028 (A)	1,300,000	1,283,360	0.6%
Quicken Loans, Inc.
5.750%, 05/01/2025 (A)	1,000,000	1,035,010	0.4%
OTHER SECURITIES		15,171,633	6.5%
		19,749,998
Health care - 7.3%
Centene Corp.
4.750%, 01/15/2025	1,070,000	1,088,725	0.5%
HCA, Inc.
5.500%, 06/15/2047	1,620,000	1,615,950	0.7%
Tenet Healthcare Corp.
8.125%, 04/01/2022 (B)	2,200,000	2,238,500	1.0%

The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE
BONDS (continued)
Health care (continued)
Valeant Pharmaceuticals
International, Inc.
5.500%, 03/01/2023 (A)	$1,150,000	$1,052,250	0.5%
Valeant Pharmaceuticals
International, Inc.
7.000%, 03/15/2024 (A)	1,090,000	1,166,300	0.5%
OTHER SECURITIES		9,751,925	4.1%
		16,913,650
Industrials - 10.3%
Allison Transmission, Inc.
4.750%, 10/01/2027 (A)	960,000	966,000	0.4%
Flexi-Van Leasing, Inc.
7.875%, 08/15/2018 (A)	1,130,000	1,124,350	0.5%
Park Aerospace
Holdings, Ltd.
5.500%, 02/15/2024 (A)	1,510,000	1,498,675	0.7%
The Hertz Corp.
5.875%, 10/15/2020	970,000	972,425	0.4%
United Rentals North
America, Inc.
4.875%, 01/15/2028	980,000	984,900	0.4%
OTHER SECURITIES		18,215,488	7.9%
		23,761,838
Information technology - 2.3%		5,345,701	2.3%
Materials - 7.8%
Ardagh Packaging Finance
PLC
6.000%, 02/15/2025 (A)	1,070,000	1,126,175	0.5%
First Quantum Minerals, Ltd.
7.500%, 04/01/2025 (A)	1,330,000	1,443,050	0.6%
Freeport-McMoRan, Inc.
6.875%, 02/15/2023	940,000	1,024,600	0.4%
Hudbay Minerals, Inc.
7.625%, 01/15/2025 (A)	890,000	974,550	0.4%
Pactiv LLC
8.375%, 04/15/2027	1,510,000	1,728,950	0.8%
OTHER SECURITIES		11,780,175	5.1%
		18,077,500
Real estate - 2.7%
CTR Partnership LP
5.250%, 06/01/2025	1,050,000	1,071,000	0.5%
Five Point Operating
Company LP
7.875%, 11/15/2025 (A)	1,020,000	1,037,850	0.4%
OTHER SECURITIES		4,208,588	1.8%
		6,317,438
Telecommunication
services - 8.8%
Cogent Communications
Group, Inc.
5.375%, 03/01/2022 (A)	1,130,000	1,186,500	0.5%
SFR Group SA
7.375%, 05/01/2026 (A)	2,630,000	2,708,902	1.2%
Sprint Capital Corp.
8.750%, 03/15/2032	1,600,000	1,816,000	0.8%
Sprint Corp.
7.250%, 09/15/2021	1,850,000	1,958,688	0.8%
Sprint Corp.
7.875%, 09/15/2023	2,450,000	2,609,250	1.1%
Telecom Italia SpA
5.303%, 05/30/2024 (A)	1,200,000	1,281,000	0.6%

High Yield Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE
BONDS (continued)
Telecommunication
services (continued)
T-Mobile USA, Inc.
6.500%, 01/15/2026	$1,160,000	$1,265,850	0.6%
UPC Holding BV
5.500%, 01/15/2028 (A)	1,000,000	972,500	0.4%
OTHER SECURITIES		6,446,824	2.8%
		20,245,514
Utilities - 2.2%
Miran Mid-Atlantic Series C
Pass Through Trust
10.060%, 12/30/2028 (D)	1,558,871	1,566,665	0.7%
Red Oak Power LLC
9.200%, 11/30/2029	1,030,000	1,169,050	0.5%
OTHER SECURITIES		2,338,121	1.0%
		5,073,836
TOTAL CORPORATE BONDS (Cost
$194,967,328)		$194,969,435

CONVERTIBLE BONDS - 1.3%
Consumer
discretionary - 0.2%		523,157	0.2%
Energy - 0.3%		742,763	0.3%
Health care - 0.3%		679,050	0.3%
Information
technology - 0.5%		1,162,470	0.5%
TOTAL CONVERTIBLE BONDS (Cost
$3,109,064)		$3,107,440

CAPITAL PREFERRED
SECURITIES - 0.4%
Financials - 0.4%
ILFC E-Capital Trust I
(1.550% + highest of 3
month LIBOR, 10 Year
CMT, and 30 Year CMT)
12/21/2065 (A)(E)	1,000,000	975,000	0.4%
TOTAL CAPITAL PREFERRED SECURITIES
(Cost $840,488)		$975,000

TERM LOANS (F) - 2.8%
Consumer
discretionary - 0.9%		1,955,235	0.9%
Energy - 1.0%
Eastern Power LLC (1 month
LIBOR + 3.750%)
5.319%, 10/02/2023	972,939	981,102	0.4%
OTHER SECURITIES		1,393,426	0.6%
		2,374,528
Health care - 0.7%		1,623,216	0.7%
Industrials - 0.2%		452,842	0.2%
TOTAL TERM LOANS (Cost $7,428,372)		$6,405,821

The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.4%
Commercial and
residential - 0.4%		$957,819	0.4%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $1,081,367)		$957,819

ASSET BACKED
SECURITIES - 3.9%		8,923,390	3.9%
TOTAL ASSET BACKED
SECURITIES (Cost $8,546,182)		$8,923,390

COMMON
STOCKS - 1.6%
Consumer
discretionary - 0.3%		690,181	0.3%
Energy - 1.2%
KCAD Holdings
I, Ltd. (G)(H)	165,553,563	1,059,543	0.4%
OTHER SECURITIES		1,751,756	0.8%
		2,811,299
Industrials - 0.1%		161,875	0.1%
TOTAL COMMON STOCKS (Cost $9,869,202)		$3,663,355

PREFERRED
SECURITIES - 1.3%
Energy - 0.6%
Berry Petroleum
Company LLC (H)	95,736	1,100,964	0.5%
OTHER SECURITIES		325,663	0.1%
		1,426,627
Financials - 0.6%
GMAC Capital Trust I (3
month LIBOR + 5.785%),
7.201% (E)	51,072	1,325,318	0.6%
Industrials - 0.1%		194,447	0.1%
Materials - 0.0%		16,342	0.0%
TOTAL PREFERRED SECURITIES (Cost
$4,228,125)		$2,962,734

ESCROW
CERTIFICATES - 0.0%
Consumer
discretionary - 0.0%		0	0.0%
Health care - 0.0%		500	0.0%
TOTAL ESCROW CERTIFICATES (Cost
$435,127)		$500

High Yield Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SECURITIES LENDING COLLATERAL - 2.9%
John Hancock Collateral
Trust, 1.3985% (I)(J)	666,865	$6,671,120	2.9%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $6,671,546)		$6,671,120

SHORT-TERM INVESTMENTS - 1.2%
Money market funds - 1.2%
State Street Institutional
Treasury Plus Money
Market Fund, Premier
Class, 1.1833% (I)	2,806,563	2,806,563	1.2%
TOTAL SHORT-TERM INVESTMENTS (Cost
$2,806,563)		$2,806,563
Total Investments (High Yield Trust) (Cost
$242,328,276) - 101.1%		$233,721,037	101.1%
Other assets and liabilities, net - (1.1)%		(2,455,297)	(1.1%)
TOTAL NET ASSETS - 100.0%		$231,265,740	100.0%

Security Abbreviations and Legend

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $113,579,718 or 49.1% of the fund’s net assets as of 12-31-17.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	Non-income producing - Issuer is in default.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(H)	Non-income producing security.
(I)	The rate shown is the annualized seven-day yield as of 12-31-17.
(J)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
5-Year U.S. Treasury Note Futures	86	Long	Mar 2018	$10,037,836	$9,990,109	$(47,727)
Ultra U.S. Treasury Bond Futures	8	Long	Mar 2018	1,327,231	1,341,250	14,019
U.S. Treasury Long Bond Futures	11	Short	Mar 2018	(1,684,722)	(1,683,000)	1,722
						$(31,986)

*	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
CAD	2,342,366	USD	1,863,520	Barclays Bank PLC Wholesale	1/19/2018	$501	—
USD	234,066	EUR	197,131	Citibank N.A.	1/19/2018	—	($2,682)
						$501	($2,682)

SWAPS

Credit default swaps - Buyer

								Unamortized
								upfront
				USD	Pay	Fixed		payment	Unrealized
Counterparty (OTC)/	Reference	Notional		notional	fixed	payment	Maturity	paid	appreciation
Centrally cleared	obligation	amount	Currency	amount	rate	frequency	date	(received)	(depreciation)	Value
Brown Brothers Harriman
and Company	Toll Brothers, Inc.	450,000	USD	$450,000	1.000%	Quarterly	Dec 2022	$(4,196)	$(370)	$(4,566)
	Toll Brothers Finance
JPMorgan Chase Bank	Corp.	450,000	USD	450,000	1.000%	Quarterly	Dec 2022	(4,260)	(306)	(4,566)
				$900,000				$(8,456)	$(676)	$(9,132)

Credit default swaps - Seller

									Unamortized
		Implied			USD		Fixed		upfront	Unrealized
Counterparty (OTC)/	Reference	credit	Notional		notional	Received	payment	Maturity	payment paid	appreciation
Centrally cleared	obligation	spread	amount	Currency	amount	fixed rate	frequency	date	(received)	(depreciation)	Value
Centrally cleared	MARKIT CDX.NA.IG.29	0.906%	900,000	USD	$900,000	1.000%	Quarterly	Dec 2027	$6,915	$527	$7,442
					$900,000				$6,915	$527	$7,442

Derivatives Currency Abbreviations

CAD	Canadian Dollar
EUR	Euro
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Investment Quality Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 56.5%
U.S. Treasury Bonds - 4.3%
2.500%, 02/15/2045
to 02/15/2046	$1,852,000	$$1,762,449	0.6%
3.000%, 11/15/2044
to 02/15/2047	4,140,000	4,344,191	1.6%
4.375%, 11/15/2039	2,205,000	2,834,614	1.1%
4.500%, 02/15/2036	1,542,000	1,983,756	0.7%
OTHER SECURITIES		796,808	0.3%
		11,721,818
U.S. Treasury Inflation
Protected Securities - 5.2%
0.250%, 01/15/2025	7,025,487	6,967,251	2.5%
0.375%, 07/15/2027	7,300,671	7,266,888	2.7%
		14,234,139
U.S. Treasury
Notes - 18.6%
0.875%, 04/15/2019	6,390,000	6,310,518	2.3%
1.250%, 06/30/2019 (A)	11,115,000	11,015,289	4.0%
1.500%, 05/31/2019	6,345,000	6,312,850	2.3%
1.625%, 06/30/2020
to 04/30/2023	11,990,000	11,803,170	4.3%
1.875%, 02/28/2022	3,150,000	3,115,690	1.1%
2.000%, 02/15/2023	2,650,000	2,622,373	1.0%
2.000%, 06/30/2024 (A)	2,060,000	2,020,103	0.7%
3.125%, 05/15/2021	7,350,000	7,604,421	2.8%

Investment Quality Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Treasury
Notes (continued)
OTHER SECURITIES		$320,117	0.1%
		51,124,531
Federal Home Loan
Mortgage Corp. - 7.2%
3.000%, TBA (B)	$2,300,000	2,342,544	0.9%
3.500%, TBA (B)	5,400,000	5,546,875	2.0%
4.000%, TBA (B)	8,900,000	9,309,380	3.4%
4.500%, TBA (B)	2,200,000	2,338,978	0.8%
OTHER SECURITIES		252,992	0.1%
		19,790,769
Federal National Mortgage
Association - 12.6%
2.500%, 07/01/2030
to 04/01/2045	1,769,335	1,728,156	0.5%
2.880%, 11/01/2027	1,045,111	1,040,749	0.4%
2.970%, 06/01/2027
to 06/01/2030	1,275,843	1,275,174	0.4%
3.000%, TBA (B)	3,800,000	3,871,180	1.4%
3.160%, 08/01/2027	985,000	1,003,435	0.4%
3.500%, 06/01/2046	4,709,086	4,838,273	1.8%
3.500%, TBA (B)	11,700,000	12,017,316	4.4%
4.000%, TBA (B)	1,000,000	1,045,998	0.4%
4.500%, TBA (B)	3,100,000	3,298,255	1.2%
5.000%, TBA (B)	1,800,000	1,934,322	0.7%

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Federal National Mortgage
Association (continued)
OTHER SECURITIES		$2,650,690	1.0%
		34,703,548
Government National
Mortgage
Association - 8.6%
3.000%, TBA (B)	$4,300,000	4,339,939	1.6%
3.500%, TBA (B)	9,100,000	9,411,626	3.5%
4.000%, TBA (B)	6,600,000	6,881,934	2.5%
4.500%, TBA (B)	2,300,000	2,413,238	0.9%
OTHER SECURITIES		470,091	0.1%
		23,516,828
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $155,679,551)		$155,091,633

FOREIGN GOVERNMENT
OBLIGATIONS - 1.2%
Argentina - 0.1%		168,422	0.1%
Italy - 0.1%		402,816	0.1%
Mexico - 0.1%		340,800	0.1%
Oman - 0.2%		460,667	0.2%
Saudi Arabia - 0.3%		842,576	0.3%
Spain - 0.1%		180,709	0.1%
United Arab Emirates - 0.3%		791,296	0.3%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $3,132,387)		$3,187,286

CORPORATE BONDS - 23.3%
Consumer discretionary - 2.6%		7,186,274	2.6%
Consumer staples - 1.6%		4,526,761	1.6%
Energy - 2.5%		6,872,126	2.5%
Financials - 8.4%		22,988,613	8.4%
Health care - 1.7%		4,796,700	1.7%
Industrials - 0.8%		2,291,868	0.8%
Information technology - 1.3%		3,482,275	1.3%
Materials - 0.7%		1,787,702	0.7%
Real estate - 0.0%		104,998	0.0%
Telecommunication
services - 2.1%		5,640,092	2.1%
Utilities - 1.6%		4,366,407	1.6%
TOTAL CORPORATE BONDS (Cost $62,860,268)		$64,043,816

MUNICIPAL
BONDS - 1.6%		4,445,686	1.6%
TOTAL MUNICIPAL BONDS
(Cost $4,488,261)		$4,445,686

Investment Quality Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
TERM LOANS (C) - 1.6%
Consumer
discretionary - 0.4%		$1,225,736	0.4%
Consumer staples - 0.2%		640,808	0.2%
Energy - 0.1%		352,334	0.1%
Financials - 0.1%		196,330	0.1%
Health care - 0.2%		627,849	0.2%
Industrials - 0.2%		536,575	0.2%
Information
technology - 0.2%		455,938	0.2%
Materials - 0.1%		223,909	0.1%
Real estate - 0.0%		134,900	0.0%
Telecommunication
services - 0.1%		138,846	0.1%
TOTAL TERM LOANS (Cost $4,538,925)		$4,533,225

COLLATERALIZED MORTGAGE
OBLIGATIONS - 12.7%
Commercial and
residential - 12.0%
New Residential Mortgage
Loan Trust
4.000%, 02/25/2057 (D)(E)	$1,180,307	1,215,286	0.4%
New Residential Mortgage
Loan Trust
4.000%, 03/25/2057 (D)(E)	1,064,331	1,099,985	0.4%
OTHER SECURITIES		30,745,662	11.2%
		33,060,933
Federal Home Loan Mortgage
Corp. - 0.3%		671,232	0.3%
Federal National Mortgage
Association - 0.4%		1,190,104	0.4%
Government National Mortgage
Association - 0.0%		12,387	0.0%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $34,680,813)		$34,934,656

ASSET BACKED
SECURITIES - 21.9%
Apidos CLO XVII
2.663%, 04/17/2026 (D)(F)	1,200,000	1,201,834	0.4%
Apidos CLO XVII
3.203%, 04/17/2026 (D)(F)	1,145,000	1,147,054	0.4%
Apidos CLO XXI
2.784%, 07/18/2027 (D)(F)	1,170,000	1,173,368	0.4%
Avery Point VI CLO, Ltd.
2.841%, 08/05/2027 (D)(F)	1,230,000	1,233,699	0.5%
Babson CLO, Ltd.
2.793%, 04/20/2027 (D)(F)	1,205,000	1,206,920	0.4%
Bayview Koitere Fund Trust
3.500%, 07/28/2057 (D)(E)	936,207	954,320	0.4%
BlueMountain CLO, Ltd.
2.843%, 10/20/2027 (D)(F)	1,040,000	1,042,013	0.4%
New Residential Mortgage
Loan Trust
4.000%, 08/27/2057 (D)(E)	928,072	952,328	0.4%
OCP CLO, Ltd.
2.203%, 04/17/2027 (D)(F)	1,065,000	1,065,681	0.4%
OneMain Financial Issuance
Trust
4.100%, 03/20/2028 (D)	1,045,000	1,058,494	0.4%
OZLM XII, Ltd.
2.828%, 04/30/2027 (D)(F)	1,025,000	1,029,797	0.4%
Shackleton VIII CLO, Ltd.
2.283%, 10/20/2027 (D)(F)	1,035,000	1,035,377	0.4%

The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
ASSET BACKED
SECURITIES (continued)
Towd Point Mortgage Trust
2.750%, 10/25/2056 (D)(E)		$1,218,105	$1,216,407	0.4%
OTHER SECURITIES			45,732,300	16.6%
TOTAL ASSET BACKED
SECURITIES (Cost $59,975,392)			$60,049,592

SECURITIES LENDING COLLATERAL - 0.2%
John Hancock Collateral
Trust, 1.3985% (G)(H)		39,782	397,969	0.2%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $397,977)			$397,969

SHORT-TERM INVESTMENTS - 3.8%
Commercial paper - 0.0%			83,524	0.0%
Foreign government - 1.2%
Japan Treasury Discount Bill,
(0.166)%, 01/15/2018 *	JPY	163,000,000	1,446,732	0.5%
OTHER SECURITIES			1,747,682	0.7%
			3,194,414
Repurchase agreement - 2.6%
Deutsche Bank Tri-Party
Repurchase Agreement
dated 12-29-17 at 1.410%
to be repurchased at
$4,400,689 on 1-2-18,
collateralized by
$4,397,100 U.S. Treasury
Notes, 2.625% due
11-15-20 (valued at
$4,488,079,
including interest)		$4,400,000	4,400,000	1.6%
Goldman Sachs Tri-Party
Repurchase Agreement
dated 12-29-17 at 1.350%
to be repurchased at
$2,800,420 on 1-2-18,
collateralized by
$2,811,973 Federal Home
Loan Mortgage Corp.,
3.000% - 5.500% due
4-1-35 to 4-1-47 (valued at
$2,856,000,
including interest)		2,800,000	2,800,000	1.0%
			7,200,000
TOTAL SHORT-TERM INVESTMENTS (Cost
$10,474,187)			$10,477,938
Total Investments (Investment Quality Bond
Trust) (Cost $336,227,761) - 122.8%			$337,161,801	122.8%
Other assets and liabilities, net - (22.8)%			(62,645,080)	(22.8%)
TOTAL NET ASSETS - 100.0%			$274,516,721	100.0%

Investment Quality Bond Trust (continued)

Currency Abbreviations

JPY	Japanese Yen

Security Abbreviations and Legend

TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $93,177,660 or 33.9% of the fund’s net assets as of 12-31-17.
(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(G)	The rate shown is the annualized seven-day yield as of 12-31-17.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
10-Year Ultra U.S. Treasury Bond Futures	31	Long	Mar 2018	$4,159,541	$4,140,438	$(19,103)
5-Year U.S. Treasury Note Futures	291	Long	Mar 2018	33,910,861	33,803,742	(107,119)
U.S. Treasury Long Bond Futures	21	Long	Mar 2018	3,218,280	3,213,000	(5,280)
Ultra U.S. Treasury Bond Futures	62	Long	Mar 2018	10,345,623	10,394,688	49,065
10-Year Australian Treasury Bond Futures	12	Short	Mar 2018	(1,207,424)	(1,209,306)	(1,882)

The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)
FUTURES (continued)

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
10-Year Canada Government Bond Futures	12	Short	Mar 2018	(1,305,094)	(1,286,683)	$18,411
10-Year U.S. Treasury Note Futures	29	Short	Mar 2018	(3,613,689)	(3,597,359)	16,330
U.K. Long Gilt Bond Futures	26	Short	Mar 2018	(4,366,046)	(4,393,607)	(27,561)
						$(77,139)

*	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
EGP	543,000	USD	29,272	Citibank N.A.	3/6/2018	$757	—
EGP	445,000	USD	23,455	Goldman Sachs International	3/6/2018	1,154	—
EGP	1,495,000	USD	76,159	Citibank N.A.	3/29/2018	6,121	—
USD	39,077	AUD	50,000	Deutsche Bank AG London	1/24/2018	64	—
USD	43,312	CAD	55,000	Goldman Sachs International	1/3/2018	—	($445)
USD	38,752	CAD	50,000	Deutsche Bank AG London	1/5/2018	—	(1,029)
USD	50,849	EGP	988,000	Goldman Sachs International	3/6/2018	—	(3,790)
USD	76,510	EGP	1,495,000	Goldman Sachs International	3/29/2018	—	(5,770)
USD	214,392	EUR	180,000	JPMorgan Chase Bank N.A.	1/16/2018	—	(1,745)
USD	58,306	EUR	50,000	JPMorgan Chase Bank N.A.	1/23/2018	—	(1,756)
USD	118,027	EUR	100,000	State Street Bank and Trust Company	1/29/2018	—	(2,138)
USD	403,302	EUR	339,000	Citibank N.A.	1/31/2018	—	(4,104)
USD	578,316	EUR	489,000	Morgan Stanley and Company International PLC	1/31/2018	—	(9,358)
USD	180,887	EUR	155,000	JPMorgan Chase Bank N.A.	2/1/2018	—	(5,400)
USD	93,895	EUR	80,000	Deutsche Bank AG London	2/8/2018	—	(2,292)
USD	177,312	EUR	150,000	State Street Bank and Trust Company	2/16/2018	—	(3,122)
USD	65,146	EUR	55,000	JPMorgan Chase Bank N.A.	2/20/2018	—	(1,028)
USD	117,347	EUR	100,000	BNP Paribas SA	2/23/2018	—	(2,990)
USD	160,821	EUR	135,000	HSBC Bank USA	3/21/2018	—	(1,909)
USD	134,886	GBP	100,000	State Street Bank and Trust Company	1/19/2018	—	(198)
USD	1,453,320	JPY	163,000,000	Citibank N.A.	1/16/2018	5,888	—
USD	330,063	JPY	37,100,000	JPMorgan Chase Bank N.A.	3/5/2018	—	(150)
USD	107,294	NZD	150,000	State Street Bank and Trust Company	1/17/2018	1,006	—
USD	62,384	SEK	500,000	Morgan Stanley and Company International PLC	1/17/2018	1,381	—
						$16,371	($47,224)

SWAPS

Interest rate swaps

								Unamortized
					Fixed	Floating		upfront	Unrealized
Counterparty (OTC)/	Notional		Payments	Payments	payment	payment	Maturity	payment paid	appreciation
Centrally cleared	amount	Currency	made	received	frequency	frequency	date	(received)	(depreciation)	Value
JPMorgan Chase Bank	5,100,000	USD	Fixed 4.317%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2028	—	$(938,875)	$(938,875)
JPMorgan Chase Bank	2,100,000	USD	Fixed 3.425%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2039	—	(316,038)	(316,038)
								—	$(1,254,913)	$(1,254,913)
				USD Federal Funds H.15
Centrally cleared	1,620,000	USD	Fixed 1.625%	OIS-COMPOUND	Annual	Annual	Nov 2026	—	55,017	55,017
Centrally cleared	1,640,000	USD	Fixed 2.750%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2047	$(36,991)	(41,713)	(78,704)
								$(36,991)	$13,304	$(23,687)
								$(36,991)	$(1,241,609)	$(1,278,600)

Credit default swaps - Buyer

								Unamortized
								upfront
				USD	Pay	Fixed		payment	Unrealized
Counterparty (OTC)/	Reference	Notional		notional	fixed	payment	Maturity	paid	appreciation
Centrally cleared	obligation	amount	Currency	amount	rate	frequency	date	(received)	(depreciation)	Value
Centrally cleared	CDX-EMS28V1-5Y	1,164,000	USD	$1,164,000	1.000%	Quarterly	Dec 2022	$39,939	$(29,967)	$9,972
				$1,164,000				$39,939	$(29,967)	$9,972

The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

Credit default swaps - Seller

									Unamortized
		Implied			USD		Fixed		upfront	Unrealized
Counterparty (OTC)/	Reference	credit	Notional		notional	Received	payment	Maturity	payment paid	appreciation
Centrally cleared	obligation	spread	amount	Currency	amount	fixed rate	frequency	date	(received)	(depreciation)	Value
Deutsche Bank AG	CMBX.NA.BBB-.6	0.682%	110,000	USD	$110,000	3.000%	Monthly	May 2063	$(18,707)	$2,726	$(15,981)
Goldman Sachs International	CMBX.NA.BBB-.6	0.682%	140,000	USD	140,000	3.000%	Monthly	May 2063	(23,641)	3,301	(20,340)
Morgan Stanley & Company	South Africa Government
International PLC	International Bond	1.570%	240,000	USD	240,000	1.000%	Quarterly	Dec 2022	(8,015)	1,765	(6,250)
Morgan Stanley & Company
International PLC	United Mexican States	1.064%	235,000	USD	235,000	1.000%	Quarterly	Dec 2022	109	(729)	(620)
Morgan Stanley & Company
International PLC	CMBX.NA.BBB-.6	0.682%	255,000	USD	255,000	3.000%	Monthly	May 2063	(41,910)	4,862	(37,048)
Morgan Stanley & Company
International PLC	CMBX.NA.BBB-.6	0.682%	130,000	USD	130,000	3.000%	Monthly	May 2063	(21,722)	2,835	(18,887)
Morgan Stanley & Company
International PLC	CMBX.NA.BBB-.6	0.682%	115,000	USD	115,000	3.000%	Monthly	May 2063	(19,582)	2,874	(16,708)
Morgan Stanley & Company
International PLC	CMBX.NA.BBB-.6	0.682%	69,000	USD	69,000	3.000%	Monthly	May 2063	(11,755)	1,730	(10,025)
					$1,294,000				$(145,223)	$19,364	$(125,859)
Centrally cleared	CDX-NAHYS29V1-5Y	3.077%	1,040,000	USD	1,040,000	5.000%	Quarterly	Dec 2022	77,443	10,142	87,585
Centrally cleared	CDX-NAIGS29V1-5Y	0.491%	5,035,000	USD	5,035,000	1.000%	Quarterly	Dec 2022	108,752	12,949	121,701
Centrally cleared	ITRAXX-EUROPES28V1-5Y	0.450%	1,110,000	EUR	1,315,048	1.000%	Quarterly	Dec 2022	32,844	3,806	36,650
Centrally cleared	ITRAXX-XOVERS28V1-5Y	2.340%	175,000	EUR	206,351	5.000%	Quarterly	Dec 2022	22,970	2,924	25,894
					$7,596,399				$242,009	$29,821	$271,830
					$8,890,399				$96,786	$49,185	$145,971

Derivatives Currency Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EGP	Egyptian Pound
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	U.S. Dollar

Derivatives Abbreviations

BBA	The British Banker’s Association
LIBOR	London Interbank Offered Rate

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Money Market Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT - 12.3%
U.S. Treasury Bills - 6.1%
1.110%, 01/25/2018	$19,987,200	$19,972,663	1.0%
1.150%, 03/15/2018	40,101,200	40,008,906	2.1%
1.340%, 03/15/2018	20,156,000	20,102,049	1.0%
1.370%, 03/22/2018	39,621,700	39,502,835	2.0%
		119,586,453
U.S. Treasury Notes - 6.2%
1.110%, 01/31/2018	40,027,100	40,014,955	2.1%
1.180%, 01/15/2018	39,897,600	39,892,839	2.1%
1.280%, 02/15/2018	19,954,200	20,008,079	1.0%
1.410%, 03/31/2018	20,146,300	20,120,117	1.0%
		120,035,990
TOTAL U.S. GOVERNMENT (Cost $239,622,443)		$239,622,443

U.S. GOVERNMENT
AGENCY - 85.9%
Federal Agricultural Mortgage Corp. - 21.7%
1.270%, 03/01/2018 (A)	75,000,000	75,000,000	3.9%

Money Market Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT
AGENCY (continued)
Federal Agricultural Mortgage Corp. (continued)
1.280%, 01/04/2018	$19,798,000	$19,795,921	1.0%
1.290%, 04/03/2018 (A)	50,000,000	50,000,000	2.6%
1.290%, 05/01/2018 (A)	25,000,000	25,000,000	1.3%
1.290%, 12/03/2018 (A)	16,237,000	16,237,000	0.8%
1.340%, 11/30/2018 (A)	23,843,000	23,843,000	1.2%
1.440%, 06/22/2018 (A)	19,820,000	19,820,000	1.0%
1.450%, 02/23/2018 (A)	50,000,000	50,000,000	2.6%
1.450%, 04/25/2018 (A)	50,000,000	50,000,000	2.6%
1.480%, 01/18/2018 (A)	50,000,000	50,000,000	2.6%
1.530%, 06/26/2018 (A)	41,000,000	41,000,000	2.1%
		420,695,921
Federal Farm Credit Bank - 17.7%
1.000%, 01/02/2019 (A)	16,123,000	16,123,000	0.8%
1.060%, 01/02/2018	39,454,000	39,452,849	2.0%
1.340%, 03/05/2018	19,774,000	19,728,322	1.0%
1.360%, 01/22/2018 (A)	28,000,000	28,003,158	1.4%

The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Money Market Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT
AGENCY (continued)
Federal Farm Credit Bank (continued)
1.380%, 01/14/2019 (A)	$19,277,000	$19,301,268	1.0%
1.450%, 08/19/2019 (A)	20,313,000	20,396,020	1.1%
1.450%, 09/05/2019 (A)	18,548,000	18,546,445	1.0%
OTHER SECURITIES		183,142,646	9.4%
		344,693,708
Federal Home Loan Bank - 31.6%
1.120%, 01/08/2018 (A)	20,050,000	20,050,815	1.0%
1.160%, 03/14/2018	24,000,000	23,945,280	1.2%
1.180%, 02/15/2018 (A)	15,000,000	15,001,987	0.8%
1.180%, 04/23/2018 (A)	12,880,000	12,877,068	0.7%
1.180%, 07/09/2018 (A)	18,180,000	18,176,468	0.9%
1.250%, 01/12/2018	36,361,000	36,347,357	1.9%
1.250%, 02/28/2018 (A)	31,970,000	31,971,699	1.7%
1.270%, 01/22/2018	19,727,000	19,712,558	1.0%
1.290%, 01/12/2018	36,566,000	36,551,810	1.9%
1.290%, 01/17/2018	17,389,000	17,379,185	0.9%
1.290%, 05/24/2019 (A)	17,680,000	17,684,305	0.9%
1.300%, 01/30/2018	15,875,000	15,869,829	0.8%
1.310%, 01/24/2018	19,820,000	19,803,665	1.0%
1.310%, 02/05/2018	39,454,000	39,405,932	2.0%
1.340%, 03/15/2018 (A)	31,970,000	31,976,323	1.7%
1.340%, 03/19/2018	39,614,000	39,502,156	2.0%
1.350%, 03/09/2018	24,280,000	24,281,856	1.3%
1.350%, 03/16/2018 (A)	19,990,000	19,993,472	1.0%
OTHER SECURITIES		173,004,982	8.9%
		613,536,747
Federal Home Loan Mortgage Corp. - 11.0%
1.230%, 01/12/2018	18,471,000	18,468,212	1.0%
1.300%, 01/11/2018 (A)	75,000,000	75,000,000	3.9%
1.330%, 02/26/2018	50,476,000	50,453,306	2.6%
1.400%, 09/13/2018	15,384,000	15,352,758	0.8%
OTHER SECURITIES		54,081,208	2.7%
		213,355,484
Federal National Mortgage Association - 3.5%
1.130%, 01/08/2018	19,954,000	19,949,693	1.0%
1.280%, 01/11/2018 (A)	15,946,000	15,946,287	0.8%
OTHER SECURITIES		32,338,490	1.7%
		68,234,470
Tennessee Valley Authority - 0.4%		7,967,385	0.4%
TOTAL U.S. GOVERNMENT AGENCY (Cost
$1,668,483,715)		$1,668,483,715
Total Investments (Money Market Trust) (Cost
$1,908,106,158) - 98.2%		$1,908,106,158	98.2%
Other assets and liabilities, net - 1.8%		34,289,432	1.8%
TOTAL NET ASSETS - 100.0%		$1,942,395,590	100.0%

Security Abbreviations and Legend

(A)	Variable rate obligation.

New Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 39.2%
U.S. Treasury Bonds - 6.6%
2.500%, 02/15/2045
to 05/15/2046	$17,335,000	$16,481,572	1.1%
2.875%, 11/15/2046	13,210,000	13,536,068	1.0%
3.000%, 11/15/2044
to 11/15/2045	18,825,000	19,749,373	1.5%

New Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Treasury
Bonds (continued)
3.125%, 02/15/2043	$26,395,000	$28,327,529	2.0%
5.375%, 02/15/2031	7,760,000	10,306,562	0.7%
OTHER SECURITIES		4,277,884	0.3%
		92,678,988
U.S. Treasury Inflation
Protected Securities - 2.5%
0.125%, 04/15/2022
to 07/15/2026	20,745,873	20,499,702	1.5%
0.375%, 07/15/2027	7,058,660	7,025,997	0.5%
0.625%, 01/15/2026	7,392,868	7,515,877	0.5%
		35,041,576
U.S. Treasury Notes - 6.0%
1.250%, 10/31/2018	18,715,000	18,640,066	1.3%
1.500%, 05/31/2019 (A)	18,425,000	18,331,641	1.3%
1.750%, 11/15/2020	10,045,000	9,986,472	0.7%
2.000%, 08/31/2021
to 10/31/2022	11,900,000	11,811,726	0.8%
2.250%, 02/15/2027
to 11/15/2027	19,190,000	18,917,962	1.4%
OTHER SECURITIES		6,474,019	0.5%
		84,161,886
Federal Home Loan
Mortgage Corp. - 2.3%
3.000%, 01/01/2043
to 03/01/2043	6,546,996	6,591,941	0.5%
3.500%, 03/01/2043
to 05/01/2046	9,043,713	9,332,786	0.7%
4.000%, 05/01/2026
to 02/01/2041	7,967,610	8,390,977	0.5%
4.500%, 11/01/2018
to 10/01/2039	4,825,802	5,179,901	0.4%
OTHER SECURITIES		3,451,403	0.2%
		32,947,008
Federal National Mortgage
Association - 14.9%
2.500%, 07/01/2030
to 03/01/2043	6,079,481	6,030,224	0.5%
3.000%, 01/01/2027
to 01/01/2047	61,794,681	62,246,668	4.7%
3.500%, 12/01/2041
to 08/01/2056	61,542,164	63,339,588	4.7%
3.500%, TBA (B)	9,855,000	10,166,831	0.7%
4.000%, 11/01/2025
to 08/01/2047	36,205,340	38,014,167	2.8%
4.500%, 05/01/2019
to 09/01/2042	6,818,690	7,303,989	0.4%
5.000%, 05/01/2018
to 06/01/2040	10,987,048	11,919,259	0.5%
6.000%, 01/01/2021
to 09/01/2038	4,712,679	5,323,614	0.4%
OTHER SECURITIES		4,588,873	0.2%
		208,933,213
Government National
Mortgage
Association - 6.9%
3.000%, 10/15/2042
to 09/20/2046	6,797,116	6,877,692	0.4%
3.500%, 06/20/2032
to 05/20/2043	17,615,086	18,273,608	1.4%
4.000%, 02/15/2041
to 08/20/2047	31,855,482	33,296,233	2.4%

The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Government National
Mortgage
Association (continued)
4.500%, 01/15/2019
to 10/20/2047	$21,078,582	$22,246,696	1.7%
5.000%, 01/15/2019
to 10/20/2047	5,495,769	5,921,930	0.5%
OTHER SECURITIES		9,578,670	0.5%
		96,194,829
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $548,720,264)		$549,957,500

FOREIGN GOVERNMENT
OBLIGATIONS - 1.2%
Bermuda - 0.1%		2,036,108	0.1%
Brazil - 0.2%		3,374,889	0.2%
Indonesia - 0.1%		743,705	0.1%
Israel - 0.2%		2,165,240	0.2%
Mexico - 0.3%		4,220,351	0.3%
Peru - 0.2%		2,732,948	0.2%
South Africa - 0.1%		1,369,560	0.1%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $16,726,449)		$16,642,801

CORPORATE BONDS - 34.3%
Consumer discretionary - 3.3%		46,619,551	3.3%
Consumer staples - 0.9%
Anheuser-Busch InBev
Finance, Inc.
4.900%, 02/01/2046	6,200,000	7,179,343	0.5%
OTHER SECURITIES		5,612,845	0.4%
		12,792,188
Energy - 3.0%		42,675,493	3.0%
Financials - 12.0%
AerCap Ireland Capital DAC
3.650%, 07/21/2027	5,875,000	5,812,567	0.4%
Bank of America Corp.
3.248%, 10/21/2027	4,435,000	4,399,588	0.3%
Bank of America Corp.
3.300%, 01/11/2023	13,955,000	14,273,950	1.0%
Bank of America Corp.
(3.824% to 1-20-27, then 3
month LIBOR + 1.575%)
01/20/2028	4,705,000	4,865,348	0.3%
Citigroup, Inc.
3.200%, 10/21/2026	4,840,000	4,800,841	0.3%
JPMorgan Chase & Co. (3
month LIBOR + 1.230%)
2.595%, 10/24/2023 (C)	6,895,000	7,073,520	0.5%
Morgan Stanley
3.750%, 02/25/2023	8,280,000	8,579,846	0.6%
The Goldman Sachs
Group, Inc.
3.000%, 04/26/2022	4,315,000	4,331,501	0.3%
OTHER SECURITIES		114,753,579	8.3%
		168,890,740
Health care - 2.8%		39,458,724	2.8%
Industrials - 2.5%		34,822,956	2.5%
Information technology - 2.9%
Apple, Inc.
3.000%, 02/09/2024	8,230,000	8,332,744	0.6%

New Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE
BONDS (continued)
Information
technology (continued)
Apple, Inc.
3.200%, 05/11/2027	$4,980,000	$5,041,790	0.4%
Microsoft Corp.
4.100%, 02/06/2037	9,105,000	10,158,276	0.7%
OTHER SECURITIES		16,892,560	1.2%
		40,425,370
Materials - 1.1%		15,415,210	1.1%
Real estate - 2.2%		30,592,346	2.2%
Telecommunication
services - 1.6%
Verizon
Communications, Inc.
4.272%, 01/15/2036	5,495,000	5,462,644	0.4%
OTHER SECURITIES		16,542,432	1.2%
		22,005,076
Utilities - 2.0%		27,966,687	2.0%
TOTAL CORPORATE BONDS (Cost
$468,009,507)		$481,664,341

MUNICIPAL
BONDS - 1.4%		19,333,302	1.4%
TOTAL MUNICIPAL BONDS
(Cost $16,467,826)		$19,333,302

TERM LOANS (D) - 2.7%
Consumer
discretionary - 0.5%		7,424,592	0.5%
Consumer staples - 0.1%		1,750,031	0.1%
Financials - 0.3%		3,982,943	0.3%
Health care - 0.3%		4,641,968	0.3%
Industrials - 0.3%		3,617,886	0.3%
Information
technology - 0.7%		9,964,693	0.7%
Materials - 0.2%		2,659,168	0.2%
Telecommunication
services - 0.2%		2,303,109	0.2%
Utilities - 0.1%		1,930,638	0.1%
TOTAL TERM LOANS (Cost $38,248,732)		$38,275,028

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.9%
Commercial and
residential - 4.5%
Commercial Mortgage Trust
(Cantor
Fitzgerald/Deutsche Bank
AG)
3.528%, 12/10/2047	7,265,000	7,498,774	0.5%
OTHER SECURITIES		55,333,790	4.0%
		62,832,564
Federal Home Loan Mortgage
Corp. - 1.4%		19,632,412	1.4%
Federal National Mortgage
Association - 1.0%		13,222,516	1.0%
Government National Mortgage
Association - 0.0%		470,734	0.0%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $95,146,503)		$96,158,226

The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
ASSET BACKED
SECURITIES - 12.0%
Ally Master Owner Trust
1.630%, 05/15/2020	$8,360,000	$8,354,227	0.6%
Avis Budget Rental Car
Funding AESOP LLC
2.460%, 07/20/2020 (E)	5,450,000	5,457,744	0.4%
Ford Credit Auto Owner
Trust
2.030%, 12/15/2027 (E)	4,930,000	4,858,328	0.4%
Synchrony Credit Card
Master Note Trust
2.220%, 01/15/2022	5,465,000	5,472,008	0.4%
Towd Point Mortgage Trust
3.750%, 10/25/2056 (E)(F)	5,580,000	5,679,219	0.4%
OTHER SECURITIES		138,247,910	9.8%
TOTAL ASSET BACKED
SECURITIES (Cost $168,300,530)		$168,069,436

PURCHASED OPTIONS - 0.0%
Puts - 0.0%		17,276	0.0%
TOTAL PURCHASED OPTIONS (Cost $42,000)		$17,276

SECURITIES LENDING COLLATERAL - 0.3%
John Hancock Collateral
Trust, 1.3985% (G)(H)	413,077	4,132,298	0.3%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $4,132,314)		$4,132,298

SHORT-TERM INVESTMENTS - 3.2%
Commercial paper - 0.4%		6,408,356	0.4%
Money market funds - 2.6%
T. Rowe Price Government
Money Fund, 1.2496% (G)	35,904,532	35,904,532	2.6%
Repurchase agreement - 0.2%		2,803,000	0.2%
TOTAL SHORT-TERM INVESTMENTS (Cost
$45,116,086)		$45,115,888
Total Investments (New Income Trust) (Cost
$1,400,910,211) - 101.2%		$1,419,366,096	101.2%
Other assets and liabilities, net - (1.2)%		(16,346,230)	(1.2%)
TOTAL NET ASSETS - 100.0%		$1,403,019,866	100.0%

New Income Trust (continued)

Security Abbreviations and Legend

LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(E)

These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $223,655,194 or 15.9% of the fund’s net assets as of 12-31-17.

(F)

Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.

(G)	The rate shown is the annualized seven-day yield as of 12-31-17.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
2-Year U.S. Treasury Note Futures	949	Long	Mar 2018	$203,540,648	$203,189,799	$(350,849)
U.S. Treasury Long Bond Futures	118	Long	Mar 2018	18,027,346	18,054,000	26,654
Ultra U.S. Treasury Bond Futures	18	Long	Mar 2018	3,004,483	3,017,813	13,330
10-Year U.S. Treasury Note Futures	72	Short	Mar 2018	(8,979,072)	(8,931,375)	47,697
10-Year Ultra U.S. Treasury Bond Futures	495	Short	Mar 2018	(66,275,717)	(66,113,438)	162,279
5-Year U.S. Treasury Note Futures	62	Short	Mar 2018	(7,210,853)	(7,202,172)	8,681
						$(92,208)

*	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
ILS	5,621,137	USD	1,593,248	JPMorgan Chase Bank N.A. London	1/19/2018	$23,132	—
MXN	33,257,581	USD	1,730,534	Citibank N.A.	1/19/2018	—	($44,058)

The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

New Income Trust (continued)
FORWARD FOREIGN CURRENCY CONTRACTS (continued)

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
USD	3,521,510	BRL	11,640,000	Deutsche Bank AG London	2/2/2018	$24,209	—
USD	1,847,447	ILS	6,462,000	HSBC Bank USA	1/19/2018	—	($10,727)
USD	307,446	ILS	1,076,000	Bank of America, N.A.	2/16/2018	—	(2,290)
USD	922,871	ILS	3,228,000	Citibank N.A.	2/16/2018	—	(6,338)
USD	645,622	ILS	2,260,000	HSBC Bank USA	2/16/2018	—	(4,939)
USD	2,110,168	MXN	39,117,000	Citibank N.A.	1/19/2018	126,564	—
USD	2,669,464	MXN	50,600,000	HSBC Bank USA	1/19/2018	103,563	—
						$277,468	($68,352)

WRITTEN OPTIONS

Credit default swaptions

	Counterparty		Buy/sell	Exercise	Expiration		Notional
Description	(OTC)	Index	protection	rate	date		amount*	Premium	Value
Puts
5-Year Credit Default Swap	Goldman Sachs & Company	Markit CDX.IG.CDSI.29	Buy	1.050%	Jan 2018	USD	69,700,000	$44,434	$(105)
5-Year Credit Default Swap	JPMorgan Securities, Inc.	Markit CDX.IG.CDSI.29	Buy	0.650%	Feb 2018	USD	28,000,000	22,960	(11,580)
5-Year Credit Default Swap	JPMorgan Securities, Inc.	Markit CDX.IG.CDSI.29	Buy	0.800%	Feb 2018	USD	28,000,000	8,400	(7,885)
								$75,794	$(19,570)
*	For this type of option, notional amounts are equivalent to number of contracts.

SWAPS

Credit default swaps - Seller
									Unamortized
		Implied			USD		Fixed		upfront	Unrealized
Counterparty (OTC)/	Reference	credit	Notional		notional	Received	payment	Maturity	payment paid	appreciation
Centrally cleared	obligation	spread	amount	Currency	amount	fixed rate	frequency	date	(received)	(depreciation)	Value
Centrally cleared	CDX.NA.IG.29	0.491%	6,835,000	USD	$6,835,000	1.000%	Quarterly	Dec 2022	$154,835	$10,373	$165,208
					$6,835,000				$154,835	$10,373	$165,208

Derivatives Currency Abbreviations

BRL	Brazilian Real
ILS	Israeli New Shekel
MXN	Mexican Peso
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Short Term Government Income Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 94.1%
U.S. Treasury
Notes - 31.5%
1.000%, 03/15/2019	$6,595,000	$6,528,469	2.2%
1.125%, 06/30/2021	4,533,000	4,389,619	1.5%
1.250%, 12/31/2018
to 03/31/2021	28,655,000	28,321,709	9.3%
1.375%, 09/30/2020	2,130,000	2,097,351	0.7%
1.500%, 05/15/2020	4,935,000	4,887,193	1.6%
1.625%, 06/30/2020	22,850,000	22,678,770	7.5%
1.750%, 11/30/2021	5,030,000	4,959,548	1.6%
1.875%, 04/30/2022
to 07/31/2022	21,900,000	21,607,336	7.1%
		95,469,995
Federal Agricultural
Mortgage Corp. - 15.8%
0.970%, 07/26/2019	9,580,000	9,454,579	3.1%
1.430%, 04/18/2019	6,000,000	5,973,840	2.0%
1.640%, 04/17/2020	8,100,000	8,017,615	2.7%
1.675%, 02/24/2020	5,240,000	5,215,618	1.7%

Short Term Government Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Federal Agricultural
Mortgage Corp. (continued)
1.750%, 06/15/2020	$5,215,000	$5,185,973	1.7%
2.000%, 01/15/2021	13,945,000	13,889,610	4.6%
		47,737,235
Federal Farm Credit
Bank - 8.1%
1.290%, 07/13/2020	5,210,000	5,111,932	1.7%
1.440%, 08/16/2021	6,720,000	6,522,029	2.1%
1.680%, 04/05/2021	6,110,000	5,911,144	1.9%
2.230%, 11/15/2022	7,220,000	7,159,966	2.4%
		24,705,071
Federal Home Loan
Bank - 9.4%
1.125%, 10/11/2019	3,295,000	3,245,054	1.1%
1.550%, 10/26/2020	5,825,000	5,722,725	1.9%
1.700%, 04/26/2021	6,250,000	6,149,263	2.0%
1.750%, 07/13/2020	8,255,000	8,187,474	2.7%

The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Short Term Government Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Federal Home Loan
Bank (continued)
2.260%, 10/04/2022	$5,310,000	$5,268,295	1.7%
		28,572,811
Federal Home Loan
Mortgage Corp. - 9.4%
1.250%, 07/26/2019	2,725,000	2,698,369	0.9%
1.300%, 08/23/2019	4,405,000	4,355,792	1.4%
1.765%, 06/26/2020	6,805,000	6,757,678	2.2%
2.000%, 11/20/2020	4,940,000	4,921,554	1.6%
3.000%, 07/01/2030
to 11/01/2030	3,765,156	3,844,757	1.3%
3.500%, 04/01/2032	3,969,116	4,134,517	1.4%
5.500%, 07/01/2040	1,638,147	1,836,142	0.6%
OTHER SECURITIES		941	0.0%
		28,549,750
Federal National Mortgage
Association - 12.7%
1.250%, 08/23/2019	4,380,000	4,330,072	1.4%
1.950%, 11/09/2020	6,360,000	6,337,371	2.1%
2.500%, 10/01/2027	1,760,882	1,769,561	0.6%
3.000%, 03/01/2028
to 03/01/2031	22,517,151	22,997,249	7.6%
3.500%, 12/01/2025	931,570	963,476	0.3%
5.500%, 03/01/2035
to 08/01/2040	1,043,934	1,156,083	0.4%
6.500%, 01/01/2039	699,890	799,024	0.3%
OTHER SECURITIES		4,519	0.0%
		38,357,355
Government National
Mortgage
Association - 0.0%		378	0.0%
Tennessee Valley
Authority - 7.2%
1.750%, 10/15/2018	4,220,000	4,220,338	1.4%
3.875%, 02/15/2021	13,070,000	13,783,557	4.6%
4.500%, 04/01/2018	3,699,000	3,726,550	1.2%
		21,730,445
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $288,377,467)		$285,123,040

COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.8%
Federal Home Loan Mortgage
Corp. - 1.9%
0.207%, 04/25/2023	143,924,413	1,378,163	0.5%
1.176%, 03/25/2024	8,492,025	507,636	0.2%
1.252%, 07/25/2022	11,724,174	550,274	0.2%
1.350%, 12/25/2021	24,269,003	1,065,404	0.3%
2.000%, 04/15/2031	832,989	827,549	0.3%
OTHER SECURITIES		1,397,429	0.4%
		5,726,455
Federal National Mortgage
Association - 1.1%
3.500%, 08/25/2043	1,335,828	1,374,622	0.5%
4.000%, 03/25/2039	1,780,964	1,834,319	0.6%
		3,208,941
Government National Mortgage
Association - 0.8%		2,591,271	0.8%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $11,454,762)		$11,526,667

Short Term Government Income Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 1.6%
U.S. Government Agency - 1.2%
Federal Home Loan Bank
Discount Note,
0.800%, 01/02/2018 *	$976,000	$975,978	0.3%
Federal Home Loan Bank
Discount Note,
1.050%, 01/02/2018 *	1,913,000	1,912,944	0.6%
OTHER SECURITIES		812,977	0.3%
		3,701,899
Repurchase agreement - 0.4%
Repurchase Agreement with
State Street Corp. dated
12-29-17 at 0.540% to be
repurchased at $925,056
on 1-2-18, collateralized
by $950,000 Federal Home
Loan Bank, 0.875% due
10-1-18 (valued at
$945,584,
including interest)	925,000	925,000	0.3%
OTHER SECURITIES		201,000	0.1%
		1,126,000
TOTAL SHORT-TERM INVESTMENTS (Cost
$4,827,899)		$4,827,899
Total Investments (Short Term Government
Income Trust) (Cost $304,660,128) - 99.5%		$301,477,606	99.5%
Other assets and liabilities, net - 0.5%		1,498,580	0.5%
TOTAL NET ASSETS - 100.0%		$302,976,186	100.0%

Security Abbreviations and Legend

*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

Strategic Income Opportunities Trust

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS - 20.5%
Australia - 2.3%
New South Wales Treasury
Corp.
6.000% 05/01/2020
to 03/01/2022	AUD	5,205,000	$4,483,046	0.7%
Queensland Treasury Corp.
5.500%, 06/21/2021		5,190,000	4,470,218	0.7%
OTHER SECURITIES			5,038,561	0.9%
			13,991,825
Brazil - 0.9%
Federative Republic of Brazil
10.000% 01/01/2018
to 01/01/2023	BRL	18,120,000	5,520,710	0.9%
Canada - 3.2%
Government of Canada
1.250% 03/01/2018
to 11/01/2019	CAD	12,180,000	9,648,450	1.6%
Government of Canada
1.750%, 09/01/2019		5,055,000	4,026,667	0.6%
OTHER SECURITIES			5,917,076	1.0%
			19,592,193

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Colombia - 0.6%			$3,479,061	0.6%
Finland - 0.2%			1,198,846	0.2%
India - 0.7%
Republic of India
7.800%, 04/11/2021	INR	200,000,000	3,207,940	0.5%
OTHER SECURITIES			1,437,857	0.2%
			4,645,797
Indonesia - 2.7%
Republic of Indonesia
7.000% 05/15/2022
to 05/15/2027	IDR	56,024,000,000	4,307,016	0.7%
Republic of Indonesia
8.250%, 07/15/2021		29,860,000,000	2,366,367	0.4%
Republic of Indonesia
8.375% 03/15/2024
to 09/15/2026		52,790,000,000	4,362,248	0.7%
OTHER SECURITIES			5,493,437	0.9%
			16,529,068
Malaysia - 0.7%
Government of Malaysia
4.059%, 09/30/2024	MYR	12,940,000	3,227,166	0.5%
OTHER SECURITIES			830,339	0.2%
			4,057,505
Mexico - 1.9%
Government of Mexico
6.500%, 06/10/2021	MXN	48,740,000	2,394,178	0.4%
Government of Mexico
8.000% 06/11/2020
to 12/07/2023		50,246,500	2,585,923	0.4%
Government of Mexico
10.000%, 12/05/2024		46,232,000	2,650,313	0.4%
OTHER SECURITIES			3,982,067	0.7%
			11,612,481
New Zealand - 2.2%
Dominion of New Zealand
3.000%, 04/15/2020	NZD	4,865,000	3,507,446	0.5%
Dominion of New Zealand
6.000%, 05/15/2021		5,990,000	4,788,217	0.8%
OTHER SECURITIES			5,350,043	0.9%
			13,645,706
Norway - 0.8%
Government of Norway
3.750%, 05/25/2021 (A) NOK		18,230,000	2,431,225	0.4%
Government of Norway
4.500%, 05/22/2019 (A)		22,072,000	2,837,905	0.4%
			5,269,130
Philippines - 1.6%
Republic of Philippines
5.875% 12/16/2020
to 03/01/2032	PHP	157,303,440	3,247,052	0.5%
OTHER SECURITIES			6,876,250	1.1%
			10,123,302
Portugal - 0.8%
Portugal Obrigacoes do
Tesouro OT
3.850%, 04/15/2021 (A)	EUR	1,610,000	2,170,080	0.3%
Republic of Portugal
5.125%, 10/15/2024 (A)		$2,855,000	3,063,187	0.5%
			5,233,267

Strategic Income Opportunities Trust (continued)

		Shares or		% of
		Principal		Net
		Amount	Value	Assets
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Singapore - 1.9%
Republic of Singapore
2.500%, 06/01/2019	SGD	8,650,000	$6,536,812	1.1%
Republic of Singapore
3.250%, 09/01/2020		6,550,000	5,097,090	0.8%
			11,633,902
South Korea - 0.0%			154,006	0.0%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $131,495,746)			$126,686,799

CORPORATE BONDS - 46.3%
Consumer discretionary - 6.4%
Viacom, Inc. (6.250% to
2-28-27, then 3 month
LIBOR + 3.899%)
02/28/2057		$2,285,000	2,230,731	0.4%
OTHER SECURITIES			37,362,740	6.0%
			39,593,471
Consumer staples - 3.2%
Anheuser-Busch InBev
Finance, Inc.
3.650%, 02/01/2026		3,175,000	3,275,711	0.5%
OTHER SECURITIES			16,663,808	2.7%
			19,939,519
Energy - 5.2%			32,104,672	5.2%
Financials - 14.9%
American International
Group, Inc. (8.175% to
5-15-38, then 3 month
LIBOR + 4.195%)
05/15/2068		3,195,000	4,345,199	0.7%
Bank of America Corp. (3
month LIBOR + 0.760%)
2.348%, 09/15/2026 (B)		2,515,000	2,378,097	0.4%
Fifth Third Bancorp (5.100%
to 6-30-23, then 3 month
LIBOR + 3.033%)
06/30/2023 (C)		2,410,000	2,446,150	0.4%
Inter-American Development
Bank
6.500%, 08/20/2019	AUD	2,705,000	2,257,895	0.4%
International Bank for
Reconstruction &
Development
4.625% 02/26/2019
to 10/06/2021	NZD	3,825,000	2,850,660	0.5%
JPMorgan Chase & Co.
4.250%, 11/02/2018		3,255,000	2,337,945	0.4%
KFW
6.000%, 08/20/2020	AUD	2,925,000	2,493,202	0.4%
Stifel Financial Corp.
4.250%, 07/18/2024		$2,155,000	2,206,947	0.4%
Synovus Financial Corp.
(5.750% to 12-15-20, then
3 month LIBOR +
4.182%)
12/15/2025		2,775,000	2,941,223	0.5%
OTHER SECURITIES			67,547,904	10.8%
			91,805,222
Health care - 1.6%			10,065,936	1.6%
Industrials - 5.1%
AECOM
5.125%, 03/15/2027		3,255,000	3,315,682	0.5%

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE
BONDS (continued)
Industrials (continued)
Mexico City Airport Trust
3.875%, 04/30/2028 (A)	$3,510,000	$3,461,738	0.6%
Mexico City Airport Trust
4.250%, 10/31/2026 (A)	2,820,000	2,883,450	0.5%
Mexico City Airport Trust
5.500% 10/31/2046
to 07/31/2047 (A)	4,625,000	4,567,188	0.8%
OTHER SECURITIES		17,283,991	2.7%
		31,512,049
Information technology - 2.9%		17,990,683	2.9%
Materials - 2.8%		17,186,399	2.8%
Real estate - 1.2%		7,609,346	1.2%
Telecommunication
services - 1.0%		6,082,039	1.0%
Utilities - 2.0%
Emera US Finance LP
3.550%, 06/15/2026	2,415,000	2,421,290	0.4%
OTHER SECURITIES		9,940,340	1.6%
		12,361,630
TOTAL CORPORATE BONDS (Cost
$280,375,116)		$286,250,966

CONVERTIBLE BONDS - 3.0%
Consumer
discretionary - 0.3%		1,802,100	0.3%
Consumer staples - 0.2%		807,394	0.2%
Financials - 0.4%		2,488,199	0.4%
Health care - 1.0%
Anthem, Inc.
2.750%, 10/15/2042	814,000	2,503,559	0.4%
OTHER SECURITIES		3,770,752	0.6%
		6,274,311
Industrials - 0.2%		1,360,541	0.2%
Information
technology - 0.6%		3,733,728	0.6%
Telecommunication
services - 0.1%		761,888	0.1%
Utilities - 0.2%		1,199,250	0.2%
TOTAL CONVERTIBLE BONDS (Cost
$14,698,871)		$18,427,411

CAPITAL PREFERRED
SECURITIES - 0.9%
Financials - 0.9%		5,483,635	0.9%
TOTAL CAPITAL PREFERRED SECURITIES
(Cost $5,179,942)		$5,483,635

TERM LOANS (D) - 8.0%
Consumer
discretionary - 2.8%
Charter Communications
Operating LLC
04/30/2025 TBD (E)	2,660,000	2,660,958	0.4%
New Red Finance, Inc. (1
and 3 month LIBOR +
2.250%)
3.868%, 02/16/2024	2,943,022	2,941,433	0.5%
OTHER SECURITIES		11,979,913	1.9%
		17,582,304

Strategic Income Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
TERM LOANS (continued)
Consumer staples - 0.4%		$2,688,123	0.4%
Energy - 0.5%		2,802,937	0.5%
Financials - 0.2%		930,723	0.2%
Health care - 0.3%		1,819,781	0.3%
Industrials - 0.4%		2,457,917	0.4%
Information
technology - 1.6%		10,039,376	1.6%
Materials - 0.7%		4,185,074	0.7%
Telecommunication
services - 1.1%		6,754,220	1.1%
TOTAL TERM LOANS (Cost $49,319,291)		$49,260,455

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.3%
Commercial and
residential - 4.4%		26,793,020	4.4%
Federal Home Loan Mortgage
Corp. - 0.5%		3,192,867	0.5%
Federal National Mortgage
Association - 0.4%		2,636,079	0.4%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $31,890,105)		$32,621,966

ASSET BACKED
SECURITIES - 4.4%
DB Master Finance LLC
3.980%, 02/20/2045 (A)	$2,616,025	2,670,203	0.4%
Taco Bell Funding LLC
4.970%, 05/25/2046 (A)	2,774,875	2,915,589	0.5%
Wendys Funding LLC
4.080%, 06/15/2045 (A)	2,111,400	2,161,292	0.3%
OTHER SECURITIES		19,790,090	3.2%
TOTAL ASSET BACKED
SECURITIES (Cost $26,878,142)		$27,537,174

COMMON
STOCKS - 2.6%
Consumer
discretionary - 0.0%		0	0.0%
Financials - 2.4%		14,835,970	2.4%
Industrials - 0.1%		527,825	0.1%
Information
technology - 0.1%		392,453	0.1%
TOTAL COMMON STOCKS (Cost $10,884,310)		$15,756,248

PREFERRED
SECURITIES - 6.2%
Energy - 0.6%
Kinder Morgan, Inc., 9.750%	72,556	2,754,226	0.4%
OTHER SECURITIES		952,126	0.2%
		3,706,352
Financials - 3.4%
U.S. Bancorp (Greater of 3
month LIBOR + 1.020%
or 3.500%), 3.500% (B)	2,829	2,475,375	0.4%
OTHER SECURITIES		18,659,019	3.0%
		21,134,394
Health care - 0.3%		2,188,480	0.3%
Industrials - 0.3%		1,803,346	0.3%
Real estate - 0.5%		2,959,111	0.5%
Utilities - 1.1%
NextEra Energy, Inc., 6.123%	60,105	3,377,901	0.6%

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
PREFERRED
SECURITIES (continued)
Utilities (continued)
OTHER SECURITIES		$3,230,740	0.5%
		6,608,641
TOTAL PREFERRED SECURITIES (Cost
$36,851,321)		$38,400,324

WARRANTS - 0.4%		2,406,498	0.4%
TOTAL WARRANTS (Cost $1,645,283)		$2,406,498

PURCHASED OPTIONS - 0.1%
Calls - 0.0%		261,131	0.0%
Puts - 0.1%		653,690	0.1%
TOTAL PURCHASED OPTIONS (Cost
$1,504,243)		$914,821

SHORT-TERM INVESTMENTS - 2.4%
U.S. Government Agency - 1.6%
Federal Home Loan Bank
Discount Note,
0.800%, 01/02/2018 *	$2,691,000	2,690,940	0.4%
Federal Home Loan Bank
Discount Note,
1.050%, 01/02/2018 *	5,277,000	5,276,846	0.9%
OTHER SECURITIES		2,241,936	0.3%
		10,209,722
Repurchase agreement - 0.8%
Repurchase Agreement with
State Street Corp. dated
12-29-17 at 0.540% to be
repurchased at $4,158,249
on 1-2-18, collateralized
by $4,220,000
U.S. Treasury Notes,
2.250% due 1-31-24
(valued at $4,243,164,
including interest)	4,158,000	4,158,000	0.7%
OTHER SECURITIES		555,000	0.1%
		4,713,000
TOTAL SHORT-TERM INVESTMENTS (Cost
$14,922,722)		$14,922,722
Total Investments (Strategic Income
Opportunities Trust) (Cost $605,645,092) -
100.1%		$618,669,019	100.1%
Other assets and liabilities, net - (0.1)%		(890,919)	(0.1%)
TOTAL NET ASSETS - 100.0%		$617,778,100	100.0%

Strategic Income Opportunities Trust (continued)

Currency Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar

Security Abbreviations and Legend

LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $146,317,298 or 23.7% of the fund’s net assets as of 12-31-17.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(E)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
10-Year U.S. Treasury Note Futures	444	Short	Mar 2018	$(55,450,312)	$(55,076,813)	$373,499
5-Year U.S. Treasury Note Futures	323	Short	Mar 2018	(37,728,238)	(37,520,992)	207,246
U.S. Treasury Long Bond Futures	144	Short	Mar 2018	(22,066,508)	(22,032,000)	34,508
						$615,253

*	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
BRL	10,236,189	USD	3,055,000	State Street Bank and Trust Company	3/21/2018	$4,985	—
CAD	17,304,598	USD	13,505,000	Bank of Nova Scotia	3/21/2018	275,792	—
CAD	17,346,160	USD	13,520,000	Goldman Sachs Bank USA	3/21/2018	293,891	—
CAD	12,957,216	USD	10,125,000	Toronto Dominion Bank	3/21/2018	193,685	—
NOK	86,675,000	SEK	87,689,098	Standard Chartered Bank	3/21/2018	—	($160,810)
SGD	3,786,527	USD	2,815,000	HSBC Bank USA	3/21/2018	19,506	—
SGD	9,706,781	USD	7,230,000	Standard Chartered Bank	3/21/2018	36,271	—
USD	7,948,302	AUD	10,546,551	Australia and New Zealand Banking Group	3/21/2018	—	(279,396)
USD	13,511,099	CAD	17,211,980	Bank of Nova Scotia	3/21/2018	—	(195,935)
USD	11,087,235	CAD	14,037,776	Royal Bank of Canada	3/21/2018	—	(91,972)
USD	13,505,000	CAD	17,229,645	Toronto Dominion Bank	3/21/2018	—	(216,102)
USD	1,613,135	DKK	10,115,000	Citibank N.A.	3/21/2018	—	(25,078)
USD	764,530	EUR	643,929	Citibank N.A.	3/21/2018	—	(11,671)
USD	2,940,081	GBP	2,192,320	HSBC Bank USA	3/21/2018	—	(27,440)
USD	50,390,876	NZD	72,918,236	State Street Bank and Trust Company	3/21/2018	—	(1,236,846)
USD	7,401,696	SEK	62,068,399	Goldman Sachs Bank USA	3/21/2018	—	(200,292)
USD	32,888,390	SGD	44,397,025	Standard Chartered Bank	3/21/2018	—	(346,192)
						$824,130	($2,791,734)

Derivatives Currency Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Total Bond Market Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 65.3%
U.S. Treasury Bonds - 9.5%
2.750%, 08/15/2047	$3,000,000	$3,000,378	0.5%
3.000%, 02/15/2047	20,185,000	21,204,789	3.7%
4.250%, 05/15/2039
to 11/15/2040	4,610,000	5,826,198	1.0%
4.375%, 05/15/2041	1,830,000	2,365,419	0.4%
4.625%, 02/15/2040	5,000,000	6,643,131	1.2%
4.750%, 02/15/2041	2,000,000	2,712,284	0.5%
7.875%, 02/15/2021	3,400,000	4,004,818	0.7%
8.125%, 08/15/2021	1,400,000	1,695,207	0.3%
8.750%, 08/15/2020	5,750,000	6,743,911	1.2%
		54,196,135
U.S. Treasury
Notes - 25.8%
1.250%, 04/30/2019
to 01/31/2020	2,000,000	1,978,625	0.4%
1.375%, 09/30/2018
to 10/31/2020	31,400,000	30,902,879	5.3%
1.500%, 01/31/2019
to 03/31/2019	12,200,000	12,151,096	2.1%
1.625%, 06/30/2019
to 12/31/2019	13,800,000	13,743,093	2.5%
1.625%, 07/31/2020	16,500,000	16,371,280	2.9%
1.750%, 09/30/2019	7,000,000	6,983,437	1.2%
2.000%, 11/15/2021	24,650,000	24,575,284	4.3%

Total Bond Market Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Treasury
Notes (continued)
2.250%, 11/15/2027	$19,595,000	$19,312,437	3.4%
2.750%, 02/15/2019	7,000,000	7,069,420	1.2%
3.125%, 05/15/2021	13,100,000	13,553,458	2.4%
OTHER SECURITIES		746,374	0.1%
		147,387,383
Federal Home Loan
Bank - 0.1%		260,399	0.1%
Federal Home Loan
Mortgage Corp. - 7.4%
2.500%, 04/01/2031	2,366,434	2,364,046	0.4%
2.500%, TBA (A)	6,000,000	5,992,423	1.0%
3.000%, 10/01/2042
to 08/01/2046	5,792,831	5,815,198	1.0%
3.000%, TBA (A)	5,000,000	5,001,972	0.9%
3.500%, 12/01/2025
to 03/01/2045	4,966,612	5,131,849	0.9%
3.500%, TBA (A)	4,300,000	4,416,956	0.8%
4.500%, 05/01/2024
to 11/01/2041	2,609,379	2,791,881	0.7%
5.000%, TBA (A)	2,300,000	2,470,555	0.5%
OTHER SECURITIES		8,294,129	1.2%
		42,279,009

The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Bond Market Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
Federal National Mortgage
Association - 14.3%
2.500%, TBA (A)	$4,000,000	$3,995,339	0.7%
3.000%, 01/01/2027
to 07/01/2046	16,279,164	16,420,498	3.0%
3.000%, TBA (A)	11,400,000	11,404,050	2.0%
3.500%, 12/01/2025
to 07/01/2046	21,483,795	22,177,838	3.9%
3.500%, TBA (A)	3,000,000	3,081,363	0.5%
4.000%, 08/01/2020
to 11/01/2045	9,536,357	10,032,230	1.9%
4.500%, 06/01/2018
to 06/01/2041	3,732,786	3,992,639	0.7%
5.000%, 12/01/2018
to 07/01/2039	1,858,321	2,008,395	0.4%
7.250%, 05/15/2030	1,450,000	2,120,480	0.4%
OTHER SECURITIES		6,629,570	0.8%
		81,862,402
Financing Corp. - 0.1%		749,819	0.1%
Government National
Mortgage
Association - 8.0%
3.000%, 08/15/2043
to 04/20/2047	5,684,997	5,749,954	1.1%
3.000%, TBA (A)	5,000,000	5,045,660	0.9%
3.500%, 04/15/2042
to 02/20/2047	17,834,935	18,487,664	3.3%
3.500%, TBA (A)	2,800,000	2,897,635	0.5%
4.000%, 11/15/2026
to 09/20/2047	8,111,419	8,530,091	1.5%
4.500%, 05/15/2019
to 10/20/2040	1,780,974	1,906,929	0.4%
5.000%, 05/15/2018
to 07/20/2040	1,595,478	1,732,670	0.3%
OTHER SECURITIES		1,444,570	0.0%
		45,795,173
Tennessee Valley
Authority - 0.1%		738,217	0.1%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $372,239,488)		$373,268,537

FOREIGN GOVERNMENT
OBLIGATIONS - 1.9%
Brazil - 0.3%		1,639,404	0.3%
Canada - 0.3%		1,635,046	0.3%
Chile - 0.1%		531,835	0.1%
Colombia - 0.1%		579,975	0.1%
Israel - 0.2%		1,079,238	0.2%
Italy - 0.1%		354,630	0.1%
Mexico - 0.2%		1,095,540	0.2%
Panama - 0.1%		492,470	0.1%
Peru - 0.1%		466,285	0.1%
Philippines - 0.2%		1,048,822	0.2%
Poland - 0.0%		116,600	0.0%
South Africa - 0.1%		776,793	0.1%
Turkey - 0.1%		838,391	0.1%
TOTAL FOREIGN GOVERNMENT
OBLIGATIONS (Cost $10,349,604)		$10,655,029

Total Bond Market Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE BONDS - 27.0%
Consumer discretionary - 2.6%		$14,669,024	2.6%
Consumer staples - 1.8%		10,035,377	1.8%
Energy - 2.8%		15,874,128	2.8%
Financials - 8.5%
Capital One Financial Corp.
3.200%, 02/05/2025	$2,000,000	1,979,978	0.3%
European Investment Bank
1.750%, 06/17/2019	1,750,000	1,743,923	0.3%
Wells Fargo & Company
5.375%, 02/07/2035	1,500,000	1,832,348	0.3%
OTHER SECURITIES		43,278,663	7.6%
		48,834,912
Health care - 2.3%		12,982,302	2.3%
Industrials - 1.9%		10,625,043	1.9%
Information technology - 2.5%		14,423,760	2.5%
Materials - 0.9%		5,346,342	0.9%
Real estate - 0.6%		3,267,584	0.6%
Telecommunication
services - 1.3%		7,669,467	1.3%
Utilities - 1.8%		10,575,440	1.8%
TOTAL CORPORATE BONDS (Cost
$142,736,980)		$154,303,379

MUNICIPAL
BONDS - 0.8%		4,711,923	0.8%
TOTAL MUNICIPAL BONDS
(Cost $3,855,076)		$4,711,923

COLLATERALIZED MORTGAGE
OBLIGATIONS - 2.9%
Commercial and
residential - 2.1%
BANK
3.254%, 07/15/2060	2,000,000	2,023,165	0.4%
GS Mortgage Securities Trust
3.178%, 11/10/2049	3,000,000	3,025,874	0.5%
GS Mortgage Securities Trust
3.409%, 03/10/2050	3,000,000	3,077,990	0.5%
OTHER SECURITIES		4,010,235	0.7%
		12,137,264
Federal Home Loan Mortgage
Corp. - 0.8%		4,318,740	0.8%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $16,734,224)		$16,456,004

ASSET BACKED
SECURITIES - 0.1%		632,111	0.1%
TOTAL ASSET BACKED
SECURITIES (Cost $694,457)		$632,111

SECURITIES LENDING COLLATERAL - 0.4%
John Hancock Collateral
Trust, 1.3985% (B)(C)	217,030	2,171,105	0.4%
TOTAL SECURITIES LENDING COLLATERAL
(Cost $2,171,263)		$2,171,105

The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Bond Market Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
SHORT-TERM INVESTMENTS - 9.2%
Money market funds - 9.2%
State Street Institutional
U.S. Government Money
Market Fund, Premier
Class, 1.2075% (B)	52,922,548	$52,922,548	9.2%
TOTAL SHORT-TERM INVESTMENTS (Cost
$52,922,548)		$52,922,548
Total Investments (Total Bond Market Trust)
(Cost $601,703,640) - 107.6%		$615,120,636	107.6%
Other assets and liabilities, net - (7.6)%		(43,650,001)	(7.6%)
TOTAL NET ASSETS - 100.0%		$571,470,635	100.0%

SALE COMMITMENTS
OUTSTANDING - (0.5)%
Federal Home Loan Mortgage Corp. - (0.5)%
2.500%, TBA (A)	$(3,000,000)	$(2,996,856)	(0.5%)
TOTAL SALE COMMITMENTS
OUTSTANDING (Cost
$(2,999,062))		$(2,996,856)

Security Abbreviations and Legend

TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	The rate shown is the annualized seven-day yield as of 12-31-17.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Ultra Short Term Bond Trust

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 21.3%
U.S. Treasury
Notes - 18.3%
0.750%, 02/28/2018
to 03/31/2018	$37,000,000	$36,953,049	15.1%
0.875%, 01/31/2018	7,700,000	7,697,821	3.2%
		44,650,870
Federal Home Loan
Mortgage Corp. - 0.8%		2,021,731	0.8%
Federal National Mortgage
Association - 2.0%		4,900,904	2.0%
Government National
Mortgage
Association - 0.2%		598,667	0.2%
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (Cost $52,265,582)		$52,172,172

CORPORATE BONDS - 53.6%
Consumer discretionary - 5.6%
Ford Motor Credit
Company LLC
2.021%, 05/03/2019	3,000,000	2,986,148	1.2%
General Motors Financial
Company, Inc.
3.500%, 07/10/2019	2,000,000	2,029,950	0.8%
Historic TW, Inc.
6.875%, 06/15/2018	3,500,000	3,573,477	1.5%

Ultra Short Term Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE
BONDS (continued)
Consumer
discretionary (continued)
Time Warner Cable LLC
6.750%, 07/01/2018	$2,000,000	$2,044,266	0.9%
Toyota Motor Credit Corp.
1.700%, 02/19/2019	3,000,000	2,986,430	1.2%
		13,620,271
Consumer staples - 2.7%
Anheuser-Busch InBev
Finance, Inc.
1.900%, 02/01/2019	4,000,000	3,991,434	1.7%
Kraft Heinz Foods Company
2.000%, 07/02/2018	2,500,000	2,499,916	1.0%
		6,491,350
Energy - 3.9%
Kinder Morgan Energy
Partners LP
5.950%, 02/15/2018	2,000,000	2,009,300	0.8%
ONEOK Partners LP
3.200%, 09/15/2018	3,000,000	3,017,468	1.2%
Shell International Finance
BV
2.000%, 11/15/2018	3,000,000	3,001,659	1.2%
OTHER SECURITIES		1,550,175	0.7%
		9,578,602
Financials - 23.4%
Bank of America Corp.
6.875%, 04/25/2018	2,198,000	2,231,575	0.9%
BNP Paribas SA
2.450%, 03/17/2019	2,000,000	2,009,835	0.8%
Capital One NA
1.650%, 02/05/2018	3,000,000	2,999,919	1.2%
Citigroup, Inc.
1.700%, 04/27/2018	2,087,000	2,084,918	0.9%
Credit Suisse AG
1.750%, 01/29/2018	3,000,000	3,000,023	1.2%
HSBC USA, Inc.
2.250%, 06/23/2019	2,500,000	2,499,631	1.0%
JPMorgan Chase & Co.
6.000%, 01/15/2018	3,000,000	3,004,173	1.2%
Lincoln National Corp.
7.000%, 03/15/2018	3,000,000	3,029,336	1.3%
Macquarie Group, Ltd.
3.000%, 12/03/2018 (A)	2,500,000	2,518,227	1.1%
Morgan Stanley
5.625%, 09/23/2019	2,057,000	2,167,467	0.9%
PNC Bank NA
2.200%, 01/28/2019	2,500,000	2,500,605	1.0%
Santander Holdings
USA, Inc.
2.700%, 05/24/2019	2,190,000	2,194,595	0.9%
The Goldman Sachs
Group, Inc.
2.625%, 01/31/2019	3,000,000	3,012,755	1.3%
UBS AG
2.375%, 08/14/2019	3,000,000	3,002,165	1.2%
OTHER SECURITIES		20,972,181	8.5%
		57,227,405
Health care - 8.0%
AbbVie, Inc.
1.800%, 05/14/2018	3,600,000	3,598,230	1.5%
Amgen, Inc.
1.900%, 05/10/2019	3,000,000	2,990,074	1.2%

The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust
Summary Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
CORPORATE
BONDS (continued)
Health care (continued)
GlaxoSmithKline
Capital, Inc.
5.650%, 05/15/2018	$3,000,000	$3,041,261	1.3%
McKesson Corp.
2.284%, 03/15/2019	2,769,000	2,769,318	1.1%
Mylan NV
3.000%, 12/15/2018	2,340,000	2,352,497	1.0%
Teva Pharmaceutical Finance
Netherlands III BV
1.700%, 07/19/2019	2,870,000	2,788,212	1.1%
UnitedHealth Group, Inc.
6.000%, 02/15/2018	2,000,000	2,009,865	0.8%
		19,549,457
Industrials - 3.1%
Air Lease Corp.
2.625%, 09/04/2018	3,000,000	3,008,828	1.2%
International Lease Finance
Corp.
3.875%, 04/15/2018	2,000,000	2,009,154	0.8%
Penske Truck Leasing
Company LP
2.500%, 06/15/2019 (A)	2,615,000	2,619,829	1.1%
		7,637,811
Information technology - 3.6%
Apple, Inc.
1.700%, 02/22/2019	3,000,000	2,992,734	1.2%
Dell International LLC
3.480%, 06/01/2019 (A)	2,000,000	2,024,876	0.9%
IBM Corp.
1.800%, 05/17/2019	3,000,000	2,991,951	1.2%
OTHER SECURITIES		627,555	0.3%
		8,637,116
Materials - 1.1%
The Sherwin-Williams
Company
7.250%, 06/15/2019	2,500,000	2,672,477	1.1%
Real estate - 0.6%		1,532,058	0.6%
Telecommunication
services - 0.8%		2,005,729	0.8%
Utilities - 0.8%		1,993,610	0.8%
TOTAL CORPORATE BONDS (Cost
$131,276,185)		$130,945,886

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.5%
Federal National Mortgage
Association - 0.5%		1,270,986	0.5%
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (Cost $1,276,914)		$1,270,986

ASSET BACKED
SECURITIES - 16.8%
Cabela’s Credit Card Master
Note Trust
2.170%, 08/16/2021 (A)	4,175,000	4,183,270	1.7%
Capital One Multi-Asset
Execution Trust
1.450%, 08/16/2021	2,965,000	2,955,020	1.2%
CarMax Auto Owner Trust
1.640%, 09/15/2020	2,764,000	2,758,212	1.1%

Ultra Short Term Bond Trust (continued)

	Shares or		% of
	Principal		Net
	Amount	Value	Assets
ASSET BACKED
SECURITIES (continued)
Citibank Credit Card
Issuance Trust
2.150%, 07/15/2021	$3,000,000	$3,003,095	1.2%
Discover Card Execution
Note Trust
1.670%, 01/18/2022	3,000,000	2,983,012	1.2%
Honda Auto Receivables
Owner Trust
1.560%, 10/18/2021	3,000,000	2,990,637	1.2%
Nissan Auto Receivables
Owner Trust
1.500%, 09/15/2021	2,666,000	2,653,464	1.1%
Synchrony Credit Card
Master Note Trust
1.600%, 04/15/2021	4,250,000	4,247,290	1.8%
Toyota Auto Receivables
Owner Trust
1.250%, 03/16/2020	2,170,308	2,161,984	0.9%
OTHER SECURITIES		13,120,068	5.4%
TOTAL ASSET BACKED
SECURITIES (Cost $41,201,448)		$41,056,052

SHORT-TERM INVESTMENTS - 7.0%
U.S. Government - 5.7%
U.S. Treasury Bill,
1.011%, 01/25/2018 *	14,000,000	13,988,998	5.7%
U.S. Government Agency - 1.0%		2,397,935	1.0%
Money market funds - 0.2%		599,048	0.2%
Repurchase agreement - 0.1%		130,000	0.1%
TOTAL SHORT-TERM INVESTMENTS (Cost
$17,117,547)		$17,115,981
Total Investments (Ultra Short Term Bond Trust)
(Cost $243,137,676) - 99.2%		$242,561,077	99.2%
Other assets and liabilities, net - 0.8%		2,035,352	0.8%
TOTAL NET ASSETS - 100.0%		$244,596,429	100.0%

Security Abbreviations and Legend

(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust

Summary portfolio of investments — December 31, 2017 (showing percentage of total net assets)

Certain portfolios had the following country composition as a percentage of net assets, unless otherwise indicated, on 12-31-17:

High Yield Trust
United States	78.2%
Cayman Islands	5.4%
Canada	4.5%
United Kingdom	2.6%
France	1.7%
Luxembourg	1.4%
Netherlands	1.1%
Other countries	5.1%
Total	100.0%

Investment Quality Bond Trust (as a percentage of total investments)
United States	84.3%
Cayman Islands	9.1%
Other countries	6.6%
Total	100.0%
Strategic Income Opportunities Trust
United States	68.4%
Canada	6.0%
Mexico	5.1%
Indonesia	3.5%
Singapore	2.5%
Australia	2.4%
Philippines	2.4%
New Zealand	2.2%
Other countries	7.5%
Total	100.0%

Ultra Short Term Bond Trust
United States	83.8%
Netherlands	4.1%
France	3.3%
Switzerland	2.5%
Australia	1.8%
Japan	1.6%
United Kingdom	1.5%
Hong Kong	0.8%
Mexico	0.6%
Total	100.0%

54
The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2017

Assets	Active Bond Trust	Bond Trust	Core Bond Trust	Global Bond Trust
Unaffiliated investments, at value	$794,072,671	$9,235,519,840	$1,370,038,760	$748,673,255
Affiliated investments, at value	6,728,521	3,925,868	1,562,729	—
Repurchase agreements, at value	1,410,000	31,321,000	—	13,441,000
Total investments, at value	802,211,192	9,270,766,708	1,371,601,489	762,114,255
Unrealized appreciation on forward foreign currency contracts	—	—	—	4,824,186
Receivable for centrally cleared swaps	—	—	—	3,688,009
Swap contracts, at value	—	—	—	5,353,240
Cash	—	386,038	—	6,659
Foreign currency, at value	—	—	—	1,505,064
Cash held at broker for futures contracts	—	—	—	4,072,199
Receivable for investments sold	2,058	22,898,500	7,244,884	—
Receivable for delayed delivery securities sold	27,593,189	—	99,143,751	244,654,828
Receivable for fund shares sold	3,816,866	15,855,482	1,571	1,419,628
Dividends and interest receivable	5,583,503	60,013,693	6,325,344	3,935,788
Receivable for securities lending income	29,078	247,973	8,518	—
Other assets	27,010	332,202	42,757	91,631
Total assets	839,262,896	9,370,500,596	1,484,368,314	1,031,665,487

Liabilities
Payable for open reverse repurchase agreements	—	—	—	52,457,546
Payable for sale commitments outstanding, at value	250,186	—	19,719,935	15,077,980
Payable for futures variation margin	—	—	—	260,627
Unrealized depreciation on forward foreign currency contracts	—	—	—	4,159,245
Written options, at value	—	—	—	211,566
Swap contracts at value	—	—	—	553,952
Due to custodian	161,097	—	—	—
Payable for collateral on OTC derivatives	—	—	—	2,070,000
Payable for collateral on open reverse repurchase agreements	—	—	—	570,000
Payable for investments purchased	105,471	45,475,081	33,866,434	5,173,267
Payable for delayed delivery securities purchased	91,330,435	—	183,322,217	361,081,344
Payable for fund shares repurchased	254,803	3,577,677	149,306	938,934
Payable upon return of securities loaned	6,733,368	3,955,041	1,572,150	—
Payable to affiliates
Accounting and legal services fees	18,469	232,901	31,060	14,665
Trustees’ fees	567	5,441	846	467
Other liabilities and accrued expenses	142,447	636,594	115,966	64,311
Total liabilities	98,996,843	53,882,735	238,777,914	442,633,904
Net assets	$740,266,053	$9,316,617,861	$1,245,590,400	$589,031,583

Net assets consist of
Paid-in capital	$728,624,509	$9,425,834,090	$1,247,374,557	$561,297,486
Undistributed net investment income (loss)	5,240,946	61,457,132	7,192,238	13,312,256
Accumulated undistributed net realized gain (loss) on investments	(10,512,192)	(245,099,404)	(7,453,030)	(2,949,965)
Net unrealized appreciation (depreciation) on investments	16,912,790	74,426,043	(1,523,365)	17,371,806
Net assets	$740,266,053	$9,316,617,861	$1,245,590,400	$589,031,583
Unaffiliated investments, including repurchase agreements, at cost	$778,592,246	$9,191,749,017	$1,371,589,025	$748,102,099
Affiliated investments, at cost	$6,729,003	$3,926,011	$1,562,808	—
Foreign currency, at cost	—	—	—	$1,509,807
Proceeds received on sale commitments outstanding	$278,795	—	$19,746,914	$15,063,018
Premiums received on written options	—	—	—	$385,490
Net unamortized upfront payment on swap contracts	—	—	—	($306,351)
Securities loaned, unaffiliated investments, at value	$6,553,715	$3,855,704	$1,537,309	—
Cash held at broker for centrally cleared swaps	—	—	—	$3,140,000

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$38,265,689	$200,652,986	$107,759,605	$36,694,612
Shares outstanding	3,997,361	14,951,915	8,237,832	2,838,771
Net asset value, offering price and redemption price per share	$9.57	$13.42	$13.08	$12.93

Series II
Net assets	$167,446,915	$491,289,994	$100,627,222	$80,150,292
Shares outstanding	17,457,432	36,559,227	7,700,206	6,277,280
Net asset value, offering price and redemption price per share	$9.59	$13.44	$13.07	$12.77

Series NAV
Net assets	$534,553,449	$8,624,674,881	$1,037,203,573	$472,186,679
Shares outstanding	55,810,141	642,961,158	79,644,570	36,674,437
Net asset value, offering price and redemption price per share	$9.58	$13.41	$13.02	$12.88

55

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2017

Assets	High Yield Trust	Investment Quality Bond Trust	Money Market Trust	New Income Trust
Unaffiliated investments, at value	$227,049,917	$329,563,832	$1,908,106,158	$1,412,430,798
Affiliated investments, at value	6,671,120	397,969	—	4,132,298
Repurchase agreements, at value	—	7,200,000	—	2,803,000
Total investments, at value	233,721,037	337,161,801	1,908,106,158	1,419,366,096
Receivable for futures variation margin	8,469	59,089	—	—
Unrealized appreciation on forward foreign currency contracts	501	16,371	—	277,468
Receivable for centrally cleared swaps	28,556	—	—	—
Cash	—	43,982	54,632	109
Foreign currency, at value	64,263	859	—	189,431
Cash held at broker for futures contracts	92,028	—	—	—
Receivable for investments sold	1,041,178	275,827	100,949,800	192,455
Receivable for delayed delivery securities sold	—	—	—	1,273,139
Receivable for fund shares sold	1,213,589	3,011,691	11,691,259	—
Dividends and interest receivable	3,454,549	1,506,225	3,263,700	8,397,090
Receivable for securities lending income	10,083	448	—	1,811
Receivable due from advisor	—	—	11,918	—
Other assets	11,054	11,816	3,477	47,702
Total assets	239,645,307	342,088,109	2,024,080,944	1,429,745,301

Liabilities
Payable for futures variation margin	—	—	—	59,282
Unrealized depreciation on forward foreign currency contracts	2,682	47,224	—	68,352
Written options, at value	—	—	—	19,570
Payable for centrally cleared swaps	—	6,934	—	242
Swap contracts, at value	9,132	1,380,772	—	—
Payable for investments purchased	1,653,007	898,938	63,429,142	10,663,292
Payable for delayed delivery securities purchased	—	64,796,000	—	11,453,333
Payable for fund shares repurchased	—	—	18,113,549	174,175
Payable upon return of securities loaned	6,674,516	398,610	—	4,133,990
Payable to affiliates
Accounting and legal services fees	5,948	6,702	50,149	34,940
Trustees’ fees	282	305	1,491	925
Other liabilities and accrued expenses	34,000	35,903	91,023	117,334
Total liabilities	8,379,567	67,571,388	81,685,354	26,725,435
Net assets	$231,265,740	$274,516,721	$1,942,395,590	$1,403,019,866

Net assets consist of
Paid-in capital	$294,212,933	$271,719,772	$1,942,365,223	$1,385,190,977
Undistributed net investment income (loss)	4,075,851	1,831,092	38,710	9,416,404
Accumulated undistributed net realized gain (loss) on investments	(58,380,555)	1,366,263	(8,343)	(10,220,666)
Net unrealized appreciation (depreciation) on investments	(8,642,489)	(400,406)	—	18,633,151
Net assets	$231,265,740	$274,516,721	$1,942,395,590	$1,403,019,866
Unaffiliated investments, including repurchase agreements, at cost	$235,656,730	$335,829,784	$1,908,106,158	$1,396,777,897
Affiliated investments, at cost	$6,671,546	$397,977	—	$4,132,314
Foreign currency, at cost	$65,209	$840	—	$194,887
Premiums received on written options	—	—	—	$75,794
Net unamortized upfront payment on swaps contracts	($8,456)	($145,220)	—	—
Securities loaned, unaffiliated investments, at value	$6,521,938	$389,820	—	$4,037,924
Cash held at broker for centrally cleared swaps	$25,000	—	—	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$81,407,329	$156,211,602	$1,371,968,864	—
Shares outstanding	15,311,220	14,014,754	1,371,992,769	—
Net asset value, offering price and redemption price per share	$5.32	$11.15	$1.00	—

Series II
Net assets	$61,637,704	$83,145,134	$172,870,002	—
Shares outstanding	11,344,593	7,453,866	172,855,392	—
Net asset value, offering price and redemption price per share	$5.43	$11.15	$1.00	—

Series NAV
Net assets	$88,220,707	$35,159,985	$397,556,724	$1,403,019,866
Shares outstanding	16,843,030	3,165,021	397,556,281	110,623,250
Net asset value, offering price and redemption price per share	$5.24	$11.11	$1.00	$12.68

56

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2017

Assets	Short Term Government Income Trust	Strategic Income Opportunities Trust	Total Bond Market Trust	Ultra Short Term Bond Trust
Unaffiliated investments, at value	$300,351,606	$613,956,019	$612,949,531	$242,431,077
Affiliated investments, at value	—	—	2,171,105	—
Repurchase agreements, at value	1,126,000	4,713,000	—	130,000
Total investments, at value	301,477,606	618,669,019	615,120,636	242,561,077
Unrealized appreciation on forward foreign currency contracts	—	824,130	—	—
Cash	25,067	99,416	—	—
Foreign currency, at value	—	467,077	—	—
Cash held at broker for futures contracts	—	1,585,313	—	—
Cash segregated at custodian for OTC derivative contracts	—	1,670,000	—	—
Receivable for investments sold	—	148,639	15,010	—
Receivable for delayed delivery securities sold	—	—	18,491,703	—
Receivable for fund shares sold	—	514,549	1,269,651	739,167
Dividends and interest receivable	1,666,607	5,667,130	3,829,036	1,326,650
Receivable for securities lending income	—	—	23,213	—
Receivable due from advisor	—	—	11,956	—
Other assets	12,854	22,977	21,532	10,944
Total assets	303,182,134	629,668,250	638,782,737	244,637,838

Liabilities
Payable for sale commitments outstanding, at value	—	—	2,996,856	—
Payable for futures variation margin	—	165,548	—	—
Unrealized depreciation on forward foreign currency contracts	—	2,791,734	—	—
Foreign capital gains tax payable	—	2,987	—	—
Payable for investments purchased	—	6,451,825	—	—
Payable for delayed delivery securities purchased	—	—	59,816,676	—
Payable for fund shares repurchased	165,335	2,391,505	2,258,108	4,551
Payable upon return of securities loaned	—	—	2,176,460	—
Payable to affiliates
Accounting and legal services fees	7,602	15,562	14,393	6,049
Trustees’ fees	324	480	472	305
Other liabilities and accrued expenses	32,687	70,509	49,137	30,504
Total liabilities	205,948	11,890,150	67,312,102	41,409
Net assets	$302,976,186	$617,778,100	$571,470,635	$244,596,429

Net assets consist of
Paid-in capital	$326,345,811	$607,590,863	$561,981,731	$263,526,486
Undistributed net investment income (loss)	1,061,063	9,071,184	3,469,770	826,528
Accumulated undistributed net realized gain (loss) on investments	(21,248,166)	(10,571,138)	(7,398,690)	(19,179,986)
Net unrealized appreciation (depreciation) on investments	(3,182,522)	11,687,191	13,417,824	(576,599)
Net assets	$302,976,186	$617,778,100	$571,470,635	$244,596,429
Unaffiliated investments, including repurchase agreements, at cost	$304,660,128	$605,645,092	$599,532,377	$243,137,676
Affiliated investments, at cost	—	—	$2,171,263	—
Foreign currency, at cost	—	$464,467	—	—
Proceeds received on sale commitments outstanding	—	—	$2,999,062	—
Securities loaned, unaffiliated investments, at value	—	—	$2,131,742	—

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$38,062,271	$476,879,047	$246,546,270	$10,502,278
Shares outstanding	3,167,544	34,753,714	24,379,743	920,433
Net asset value, offering price and redemption price per share	$12.02	$13.72	$10.11	$11.41

Series II
Net assets	$27,529,687	$45,027,300	$60,615,802	$205,407,180
Shares outstanding	2,289,376	3,273,129	5,985,555	18,004,388
Net asset value, offering price and redemption price per share	$12.02	$13.76	$10.13	$11.41

Series NAV
Net assets	$237,384,228	$95,871,753	$264,308,563	$28,686,971
Shares outstanding	19,756,860	7,007,346	26,146,394	2,513,290
Net asset value, offering price and redemption price per share	$12.02	$13.68	$10.11	$11.41

57

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2017

Investment income	Active Bond Trust	Bond Trust	Core Bond Trust	Global Bond Trust
Interest	$27,240,936	$268,424,046	$30,792,248	$15,694,136
Dividends	132,762	—	—	40,058
Securities lending	153,710	907,808	188,066	—
Less foreign taxes withheld	(904)	(12,786)	(521)	—
Total investment income	27,526,504	269,319,068	30,979,793	15,734,194

Expenses
Investment management fees	4,453,449	52,132,204	7,232,761	4,083,569
Series I distribution and service fees	20,174	100,536	56,651	19,192
Series II distribution and service fees	416,069	1,232,309	263,446	198,646
Accounting and legal services fees	120,007	1,489,679	200,472	94,070
Professional fees	71,923	204,029	87,655	109,399
Printing and postage	24,606	189,449	27,625	21,166
Custodian fees	124,742	1,234,899	147,617	173,782
Trustees’ fees	12,462	147,332	20,222	9,779
Interest expense	—	—	—	39,909
Other	25,322	139,357	38,538	26,506
Total expenses before reductions	5,268,754	56,869,794	8,074,987	4,776,018
Less expense reductions	(60,061)	(1,682,653)	(100,268)	(47,149)
Net expenses	5,208,693	55,187,141	7,974,719	4,728,869
Net investment income (loss)	22,317,811	214,131,927	23,005,074	11,005,325

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	5,683,918	44,152,896	4,926,409	1,315,006
Affiliated investments	(5,376)	(32,992)	(7,177)	—
Futures contracts	—	—	—	3,759,531
Forward foreign currency contracts	—	—	—	1,604,391
Written options	—	—	—	(95,237)
Swap contracts	—	—	—	7,827,893
	5,678,542	44,119,904	4,919,232	14,411,584

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	7,294,271	76,391,019	14,160,552	25,032,754
Affiliated investments	21	5,697	2,833	—
Futures contracts	—	—	—	659,991
Forward foreign currency contracts	—	—	—	(995,751)
Written options	—	—	—	536,346
Swap contracts	—	—	—	(1,759,248)
	7,294,292	76,396,716	14,163,385	23,474,092
Net realized and unrealized gain (loss)	12,972,834	120,516,620	19,082,617	37,885,676

Increase (decrease) in net assets from operations	$35,290,645	$334,648,547	$42,087,691	$48,891,001

58

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2017

Investment income	High Yield Trust	Investment Quality Bond Trust	Money Market Trust	New Income Trust
Interest	$15,786,934	$8,172,750	$19,305,148	$42,482,678
Dividends	171,692	—	—	—
Securities lending	105,980	6,404	—	26,560
Less foreign taxes withheld	(52)	—	—	—
Total investment income	16,064,554	8,179,154	19,305,148	42,509,238

Expenses
Investment management fees	1,698,886	1,655,750	7,855,759	7,645,477
Series I distribution and service fees	42,853	78,763	769,007	—
Series II distribution and service fees	158,982	209,757	479,395	—
Accounting and legal services fees	40,037	44,805	342,595	224,387
Professional fees	79,503	85,336	92,797	96,939
Printing and postage	10,553	10,885	92,289	22,090
Custodian fees	34,540	39,967	275,968	206,086
Trustees’ fees	4,643	5,151	35,717	22,539
Other	116,414	14,938	37,406	35,134
Total expenses before reductions	2,186,411	2,145,352	9,980,933	8,252,652
Less expense reductions	(20,071)	(22,414)	(2,783,020)	(238,401)
Net expenses	2,166,340	2,122,938	7,197,913	8,014,251
Net investment income (loss)	13,898,214	6,056,216	12,107,235	34,494,987

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	25,886	1,845,609	(8,343)	2,125,129
Affiliated investments	(2,565)	(611)	—	(1,507)
Futures contracts	42,951	706,841	—	(963,159)
Forward foreign currency contracts	54,519	25,635	—	(115,281)
Written options	92,491	3,611	—	20,256
Swap contracts	(197,870)	475,869	—	51,323
	15,412	3,056,954	(8,343)	1,116,761

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	3,790,414	3,843,754	—	19,491,473
Affiliated investments	(211)	95	—	35
Futures contracts	35,293	(117,069)	—	349,977
Forward foreign currency contracts	25,818	(291,683)	—	(679,959)
Written options	—	—	—	56,224
Swap contracts	(149)	(258,635)	—	18,550
	3,851,165	3,176,462	—	19,236,300
Net realized and unrealized gain (loss)	3,866,577	6,233,416	(8,343)	20,353,061

Increase (decrease) in net assets from operations	$17,764,791	$12,289,632	$12,098,892	$54,848,048

59

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2017

Investment income	Short Term Government Income Trust	Strategic Income Opportunities Trust	Total Bond Market Trust	Ultra Short Term Bond Trust
Interest	$4,804,822	$22,316,486	$15,404,730	$3,773,537
Dividends	—	2,922,288	—	—
Securities lending	16,144	—	106,041	10,803
Less foreign taxes withheld	—	(227,423)	(2,180)	—
Total investment income	4,820,966	25,011,351	15,508,591	3,784,340

Expenses
Investment management fees	1,743,040	3,827,169	2,704,437	1,412,006
Series I distribution and service fees	19,928	241,619	119,938	5,555
Series II distribution and service fees	76,496	113,957	161,559	564,696
Accounting and legal services fees	50,410	98,584	92,725	41,539
Professional fees	74,289	91,222	60,759	60,121
Printing and postage	10,020	22,006	19,122	11,564
Custodian fees	37,527	121,966	67,789	31,969
Trustees’ fees	5,664	10,287	9,875	4,934
Other	11,497	20,364	19,041	11,464
Total expenses before reductions	2,028,871	4,547,174	3,255,245	2,143,848
Less expense reductions	(25,195)	(49,503)	(1,533,189)	(20,737)
Net expenses	2,003,676	4,497,671	1,722,056	2,123,111
Net investment income (loss)	2,817,290	20,513,680	13,786,535	1,661,229

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(403,981)	1,036,019	1,222,753	(31,269)
Affiliated investments	(991)	—	(5,190)	643
Futures contracts	—	(3,119,035)	—	—
Forward foreign currency contracts	—	(1,044,922)	—	—
Written options	—	(54,786)	—	—
	(404,972)	(3,182,724)	1,217,563	(30,626)

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(620,355)	19,456,405	3,335,759	(446,425)
Affiliated investments	150	—	706	—
Futures contracts	—	672,699	—	—
Forward foreign currency contracts	—	(4,369,412)	—	—
	(620,205)	15,759,692	3,336,465	(446,425)
Net realized and unrealized gain (loss)	(1,025,177)	12,576,968	4,554,028	(477,051)

Increase (decrease) in net assets from operations	$1,792,113	$33,090,648	$18,340,563	$1,184,178

60

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Active Bond Trust		Bond Trust		Core Bond Trust
Increase (decrease) in net assets	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
From operations
Net investment income (loss)	$22,317,811	$24,285,618	$214,131,927	$204,262,156	$23,005,074	$21,113,625
Net realized gain (loss)	5,678,542	2,814,205	44,119,904	16,061,888	4,919,232	16,577,560
Change in net unrealized appreciation (depreciation)	7,294,292	6,141,912	76,396,716	58,460,373	14,163,385	(1,324,280)
Increase (decrease) in net assets resulting from operations	35,290,645	33,241,735	334,648,547	278,784,417	42,087,691	36,366,905
Distributions to shareholders
From net investment income
Series I	(1,387,594)	(1,542,926)	(5,492,118)	(5,861,158)	(2,311,136)	(2,569,290)
Series II	(5,348,518)	(5,823,984)	(12,511,326)	(13,743,822)	(1,959,563)	(2,154,922)
Series NAV	(18,608,778)	(20,167,995)	(240,873,500)	(246,332,663)	(22,431,508)	(20,827,736)
From net realized gain
Series I	—	—	—	—	(1,420,047)	(71,155)
Series II	—	—	—	—	(1,317,913)	(67,162)
Series NAV	—	—	—	—	(13,189,466)	(555,786)
Total distributions	(25,344,890)	(27,534,905)	(258,876,944)	(265,937,643)	(42,629,633)	(26,246,051)
From portfolio share transactions
Portfolio share transactions	(13,936,922)	(34,665,581)	98,504,400	(106,113,260)	24,517,421	(106,741,327)
Issued in reorganization	—	—	—	62,114,922	—	—
Total from portfolio share transactions	(13,936,922)	(34,665,581)	98,504,400	(43,998,338)	24,517,421	(106,741,327)
Total increase (decrease)	(3,991,167)	(28,958,751)	174,276,003	(31,151,564)	23,975,479	(96,620,473)

Net assets
Beginning of year	744,257,220	773,215,971	9,142,341,858	9,173,493,422	1,221,614,921	1,318,235,394
End of year	$740,266,053	$744,257,220	$9,316,617,861	$9,142,341,858	$1,245,590,400	$1,221,614,921

Undistributed net investment income (loss)	$5,240,946	$6,670,556	$61,457,132	$66,309,230	$7,192,238	$6,796,118

	Global Bond Trust		High Yield Trust		Investment Quality Bond Trust
Increase (decrease) in net assets	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
From operations
Net investment income (loss)	$11,005,325	$13,376,646	$13,898,214	$16,232,275	$6,056,216	$6,965,797
Net realized gain (loss)	14,411,584	(9,709,927)	15,412	(17,199,448)	3,056,954	284,917
Change in net unrealized appreciation (depreciation)	23,474,092	17,698,542	3,851,165	38,241,102	3,176,462	4,112,841
Increase (decrease) in net assets resulting from operations	48,891,001	21,365,261	17,764,791	37,273,929	12,289,632	11,363,555
Distributions to shareholders
From net investment income
Series I	(857,452)	—	(4,493,362)	(5,895,173)	(4,065,882)	(3,614,278)
Series II	(1,532,139)	—	(3,173,281)	(4,271,567)	(2,050,901)	(1,712,151)
Series NAV	(10,920,850)	—	(5,520,410)	(6,490,628)	(854,212)	(1,226,362)
From net realized gain
Series I	—	—	—	—	(666,243)	(974,251)
Series II	—	—	—	—	(379,630)	(513,933)
Series NAV	—	—	—	—	(130,333)	(320,516)
Total distributions	(13,310,441)	—	(13,187,053)	(16,657,368)	(8,147,201)	(8,361,491)
From portfolio share transactions
Portfolio share transactions	(14,253,802)	(78,498,658)	(22,502,676)	(4,727,357)	(26,082,432)	12,817,819
Total from portfolio share transactions	(14,253,802)	(78,498,658)	(22,502,676)	(4,727,357)	(26,082,432)	12,817,819
Total increase (decrease)	21,326,758	(57,133,397)	(17,924,938)	15,889,204	(21,940,001)	15,819,883

Net assets
Beginning of year	567,704,825	624,838,222	249,190,678	233,301,474	296,456,722	280,636,839
End of year	$589,031,583	$567,704,825	$231,265,740	$249,190,678	$274,516,721	$296,456,722

Undistributed net investment income (loss)	$13,312,256	$12,699,101	$4,075,851	$3,214,503	$1,831,092	$1,862,381

61

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Money Market Trust		New Income Trust		Short Term Government Income Trust
Increase (decrease) in net assets	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
From operations
Net investment income (loss)	$12,107,235	$1,658,481	$34,494,987	$32,731,129	$2,817,290	$2,570,602
Net realized gain (loss)	(8,343)	42,088	1,116,761	2,875,354	(404,972)	1,848,493
Change in net unrealized appreciation (depreciation)	—	—	19,236,300	4,068,577	(620,205)	(2,364,951)
Increase (decrease) in net assets resulting from operations	12,098,892	1,700,569	54,848,048	39,675,060	1,792,113	2,054,144
Distributions to shareholders
From net investment income
Series I	(8,880,444)	(1,247,556)	—	—	(551,243)	(690,907)
Series II	(721,373)	—	—	—	(347,618)	(485,869)
Series NAV	(2,505,425)	(410,927)[1]	(38,813,218)	(40,476,813)	(3,400,238)	(4,248,923)
From net realized gain
Series I	(16,901)	—	—	—	—	—
Series II	(2,085)	—	—	—	—	—
Series NAV	(4,250)	— [1]	—	(6,014,484)	—	—
Total distributions	(12,130,478)	(1,658,483)	(38,813,218)	(46,491,297)	(4,299,099)	(5,425,699)
From portfolio share transactions
Portfolio share transactions	(380,261,225)	(46,056,452)	32,239,946	(102,493,634)	(18,961,754)	(333,593)
Issued in reorganization	—	401,438,296	—	—	—	—
Total from portfolio share transactions	(380,261,225)	355,381,844	32,239,946	(102,493,634)	(18,961,754)	(333,593)
Total increase (decrease)	(380,292,811)	355,423,930	48,274,776	(109,309,871)	(21,468,740)	(3,705,148)

Net assets
Beginning of year	2,322,688,401	1,967,264,471	1,354,745,090	1,464,054,961	324,444,926	328,150,074
End of year	$1,942,395,590	$2,322,688,401	$1,403,019,866	$1,354,745,090	$302,976,186	$324,444,926

Undistributed net investment income (loss)	$38,710	—	$9,416,404	$9,844,758	$1,061,063	$1,288,238

[1]	The inception date for Class NAV shares is 5-2-16.

	Strategic Income Opportunities Trust		Total Bond Market Trust		Ultra Short Term Bond Trust
Increase (decrease) in net assets	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
From operations
Net investment income (loss)	$20,513,680	$17,566,072	$13,786,535	$13,634,831	$1,661,229	$775,730
Net realized gain (loss)	(3,182,724)	4,270,306	1,217,563	1,397,945	(30,626)	58,106
Change in net unrealized appreciation (depreciation)	15,759,692	8,338,889	3,336,465	(3,472,334)	(446,425)	336,335
Increase (decrease) in net assets resulting from operations	33,090,648	30,175,267	18,340,563	11,560,442	1,184,178	1,170,171
Distributions to shareholders
From net investment income
Series I	(15,162,535)	(11,665,965)	(7,033,373)	(6,096,494)	(182,354)	(202,487)
Series II	(1,319,118)	(1,040,246)	(1,612,989)	(2,022,600)	(3,010,660)	(3,827,229)
Series NAV	(3,012,376)	(1,689,359)	(7,595,586)	(7,543,409)	(354,108)	(274,183)
Total distributions	(19,494,029)	(14,395,570)	(16,241,948)	(15,662,503)	(3,547,122)	(4,303,899)
From portfolio share transactions
Portfolio share transactions	18,813,203	(6,804,414)	(10,829,621)	77,993,877	(49,699,437)	40,812,370
Total from portfolio share transactions	18,813,203	(6,804,414)	(10,829,621)	77,993,877	(49,699,437)	40,812,370
Total increase (decrease)	32,409,822	8,975,283	(8,731,006)	73,891,816	(52,062,381)	37,678,642

Net assets
Beginning of year	585,368,278	576,392,995	580,201,641	506,309,825	296,658,810	258,980,168
End of year	$617,778,100	$585,368,278	$571,470,635	$580,201,641	$244,596,429	$296,658,810

Undistributed net investment income (loss)	$9,071,184	$5,878,180	$3,469,770	$3,613,689	$826,528	$790,506

62

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations		Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Active Bond Trust
SERIES I
12-31-2017	9.45	0.29	0.17	0.46	(0.34)	—	—	(0.34)	9.57	4.84	0.70		0.69		3.01	38	86
12-31-2016	9.40	0.31	0.10	0.41	(0.36)	—	—	(0.36)	9.45	4.34	0.68	[3]	0.68	[3]	3.18	41	84
12-31-2015	9.88	0.33	(0.31)	0.02	(0.50)	—	—	(0.50)	9.40	0.17	0.69		0.69		3.31	44	60
12-31-2014	9.60	0.31	0.34	0.65	(0.37)	—	—	(0.37)	9.88	6.81	0.69		0.68		3.13	49	62
12-31-2013	10.16	0.36	(0.33)	0.03	(0.59)	—	—	(0.59)	9.60	0.24	0.69		0.68		3.52	51	82
SERIES II
12-31-2017	9.47	0.28	0.16	0.44	(0.32)	—	—	(0.32)	9.59	4.63	0.90		0.89		2.81	167	86
12-31-2016	9.41	0.29	0.11	0.40	(0.34)	—	—	(0.34)	9.47	4.23	0.88	[3]	0.88	[3]	2.98	167	84
12-31-2015	9.90	0.31	(0.32)	(0.01)	(0.48)	—	—	(0.48)	9.41	(0.14)	0.89		0.89		3.13	184	60
12-31-2014	9.62	0.29	0.34	0.63	(0.35)	—	—	(0.35)	9.90	6.59	0.89		0.88		2.94	215	62
12-31-2013	10.18	0.34	(0.33)	0.01	(0.57)	—	—	(0.57)	9.62	0.05	0.89		0.88		3.31	253	82
SERIES NAV
12-31-2017	9.46	0.30	0.16	0.46	(0.34)	—	—	(0.34)	9.58	4.89	0.65		0.64		3.06	535	86
12-31-2016	9.40	0.31	0.11	0.42	(0.36)	—	—	(0.36)	9.46	4.50	0.63	[3]	0.63	[3]	3.23	536	84
12-31-2015	9.89	0.33	(0.32)	0.01	(0.50)	—	—	(0.50)	9.40	0.12	0.64		0.64		3.35	546	60
12-31-2014	9.60	0.32	0.35	0.67	(0.38)	—	—	(0.38)	9.89	6.97	0.64		0.63		3.17	573	62
12-31-2013	10.17	0.36	(0.34)	0.02	(0.59)	—	—	(0.59)	9.60	0.19	0.64		0.63		3.54	552	82
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.01%.

Bond Trust
SERIES I
12-31-2017	13.31	0.31	0.18	0.49	(0.38)	—	—	(0.38)	13.42	3.67	0.65		0.63		2.28	201	92
12-31-2016	13.30	0.31	0.10	0.41	(0.40)	—	—	(0.40)	13.31	3.06	0.65		0.64		2.23	203	73	[3]
12-31-2015	13.67	0.31	(0.27)	0.04	(0.41)	—	—	(0.41)	13.30	0.24	0.65		0.64		2.23	203	62
12-31-2014	13.30	0.31	0.42	0.73	(0.36)	—	—	(0.36)	13.67	5.53	0.64		0.64		2.23	228	104	[3]
12-31-2013	13.99	0.27	(0.46)	(0.19)	(0.40)	(0.10)	—	(0.50)	13.30	(1.36)	0.65		0.64		1.97	249	104
SERIES II
12-31-2017	13.33	0.28	0.18	0.46	(0.35)	—	—	(0.35)	13.44	3.46	0.85		0.83		2.08	491	92
12-31-2016	13.32	0.28	0.10	0.38	(0.37)	—	—	(0.37)	13.33	2.85	0.85		0.84		2.03	506	73	[3]
12-31-2015	13.69	0.28	(0.27)	0.01	(0.38)	—	—	(0.38)	13.32	0.04	0.85		0.84		2.03	511	62
12-31-2014	13.31	0.28	0.44	0.72	(0.34)	—	—	(0.34)	13.69	5.40	0.84		0.84		2.03	558	104	[3]
12-31-2013	14.01	0.24	(0.46)	(0.22)	(0.38)	(0.10)	—	(0.48)	13.31	(1.63)	0.85		0.84		1.77	629	104
SERIES NAV
12-31-2017	13.31	0.32	0.16	0.48	(0.38)	—	—	(0.38)	13.41	3.65	0.60		0.58		2.33	8,625	92
12-31-2016	13.29	0.31	0.12	0.43	(0.41)	—	—	(0.41)	13.31	3.19	0.60		0.59		2.28	8,433	73	[3]
12-31-2015	13.66	0.31	(0.27)	0.04	(0.41)	—	—	(0.41)	13.29	0.29	0.60		0.59		2.28	8,459	62
12-31-2014	13.29	0.31	0.43	0.74	(0.37)	—	—	(0.37)	13.66	5.59	0.59		0.59		2.25	9,854	104	[3]
12-31-2013	13.98	0.28	(0.46)	(0.18)	(0.41)	(0.10)	—	(0.51)	13.29	(1.32)	0.60		0.59		2.03	7,366	104
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
Core Bond Trust
SERIES I
12-31-2017	13.09	0.24	0.20	0.44	(0.28)	(0.17)	—	(0.45)	13.08	3.40	0.67		0.67		1.83	108	332
12-31-2016	13.01	0.22	0.14	0.36	(0.27)	(0.01)	—	(0.28)	13.09	2.74	0.67		0.66		1.63	121	486
12-31-2015	13.22	0.21	(0.17)	0.04	(0.22)	(0.03)	—	(0.25)	13.01	0.31	0.68		0.67		1.57	141	425	[3]
12-31-2014	12.85	0.21	0.55	0.76	(0.39)	—	—	(0.39)	13.22	5.93	0.67		0.67		1.59	1	356
12-31-2013	13.96	0.21	(0.50)	(0.29)	(0.29)	(0.53)	—	(0.82)	12.85	(2.16)	0.67		0.66		1.54	1	326
SERIES II
12-31-2017	13.08	0.22	0.20	0.42	(0.26)	(0.17)	—	(0.43)	13.07	3.21	0.87		0.87		1.63	101	332
12-31-2016	13.00	0.19	0.14	0.33	(0.24)	(0.01)	—	(0.25)	13.08	2.54	0.87		0.86		1.43	114	486
12-31-2015	13.21	0.18	(0.16)	0.02	(0.20)	(0.03)	—	(0.23)	13.00	0.11	0.88		0.87		1.36	128	425	[3]
12-31-2014	12.84	0.18	0.55	0.73	(0.36)	—	—	(0.36)	13.21	5.73	0.87		0.87		1.40	8	356
12-31-2013	13.95	0.18	(0.50)	(0.32)	(0.26)	(0.53)	—	(0.79)	12.84	(2.35)	0.87		0.86		1.34	9	326
SERIES NAV
12-31-2017	13.03	0.25	0.20	0.45	(0.29)	(0.17)	—	(0.46)	13.02	3.47	0.62		0.62		1.88	1,037	332
12-31-2016	12.96	0.22	0.14	0.36	(0.28)	(0.01)	—	(0.29)	13.03	2.72	0.62		0.61		1.68	987	486
12-31-2015	13.17	0.21	(0.16)	0.05	(0.23)	(0.03)	—	(0.26)	12.96	0.36	0.63		0.62		1.60	1,049	425	[3]
12-31-2014	12.80	0.22	0.55	0.77	(0.40)	—	—	(0.40)	13.17	6.01	0.62		0.62		1.65	1,018	356
12-31-2013	13.91	0.22	(0.51)	(0.29)	(0.29)	(0.53)	—	(0.82)	12.80	(2.11)	0.62		0.61		1.60	1,690	326
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.

63

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations		Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Global Bond Trust
SERIES I
12-31-2017	12.16	0.24	0.82	1.06	(0.29)	—	—	(0.29)	12.93	8.75	0.83		0.82		1.87	37	47
12-31-2016	11.80	0.28	0.08	0.36	—	—	—	—	12.16	3.05	0.81	[3]	0.80	[3]	2.18	40	57
12-31-2015	12.54	0.24	(0.66)	(0.42)	(0.32)	—	—	(0.32)	11.80	(3.50)	0.83		0.82		1.95	42	81
12-31-2014	12.39	0.31	(0.04)	0.27	(0.12)	—	—	(0.12)	12.54	2.28	0.83		0.83		2.43	52	69
12-31-2013	13.16	0.27	(0.98)	(0.71)	(0.06)	—	—	(0.06)	12.39	(5.42)	0.85		0.85		2.11	60	123
SERIES II
12-31-2017	12.00	0.21	0.81	1.02	(0.25)	—	—	(0.25)	12.77	8.48	1.03		1.02		1.67	80	47
12-31-2016	11.66	0.25	0.09	0.34	—	—	—	—	12.00	2.92	1.01	[3]	1.00	[3]	1.98	81	57
12-31-2015	12.42	0.21	(0.66)	(0.45)	(0.31)	—	—	(0.31)	11.66	(3.73)	1.03		1.02		1.75	88	81
12-31-2014	12.27	0.28	(0.03)	0.25	(0.10)	—	—	(0.10)	12.42	2.13	1.03		1.03		2.23	113	69
12-31-2013	13.04	0.24	(0.98)	(0.74)	(0.03)	—	—	(0.03)	12.27	(5.67)	1.05		1.05		1.91	137	123
SERIES NAV
12-31-2017	12.12	0.24	0.82	1.06	(0.30)	—	—	(0.30)	12.88	8.71	0.78		0.77		1.92	472	47
12-31-2016	11.75	0.28	0.09	0.37	—	—	—	—	12.12	3.15	0.76	[3]	0.75	[3]	2.22	446	57
12-31-2015	12.49	0.24	(0.66)	(0.42)	(0.32)	—	—	(0.32)	11.75	(3.50)	0.78		0.77		2.00	495	81
12-31-2014	12.33	0.32	(0.03)	0.29	(0.13)	—	—	(0.13)	12.49	2.42	0.78		0.78		2.48	557	69
12-31-2013	13.12	0.27	(1.00)	(0.73)	(0.06)	—	—	(0.06)	12.33	(5.54)	0.80		0.80		2.17	683	123
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%.

High Yield Trust
SERIES I
12-31-2017	5.23	0.30	0.09	0.39	(0.30)	—	—	(0.30)	5.32	7.50	0.85		0.84		5.62	81	61
12-31-2016	4.81	0.34	0.45	0.79	(0.37)	—	—	(0.37)	5.23	16.26	0.75	[3]	0.74	[3]	6.74	88	61
12-31-2015	5.70	0.37	(0.84)	(0.47)	(0.42)	—	—	(0.42)	4.81	(8.32)	0.80		0.79		6.51	83	74
12-31-2014	6.09	0.39	(0.36)	0.03	(0.42)	—	—	(0.42)	5.70	0.28	0.78		0.77		6.33	105	72
12-31-2013	6.01	0.40	0.10	0.50	(0.42)	—	—	(0.42)	6.09	8.35	0.79		0.78		6.44	122	99
SERIES II
12-31-2017	5.34	0.30	0.08	0.38	(0.29)	—	—	(0.29)	5.43	7.13	1.05		1.04		5.42	62	61
12-31-2016	4.91	0.34	0.45	0.79	(0.36)	—	—	(0.36)	5.34	16.16	0.95	[3]	0.94	[3]	6.54	65	61
12-31-2015	5.80	0.36	(0.84)	(0.48)	(0.41)	—	—	(0.41)	4.91	(8.55)	1.00		0.99		6.32	69	74
12-31-2014	6.19	0.39	(0.37)	0.02	(0.41)	—	—	(0.41)	5.80	0.08	0.98		0.97		6.12	90	72
12-31-2013	6.11	0.40	0.09	0.49	(0.41)	—	—	(0.41)	6.19	8.01	0.99		0.98		6.24	116	99
SERIES NAV
12-31-2017	5.16	0.30	0.08	0.38	(0.30)	—	—	(0.30)	5.24	7.46	0.80		0.79		5.67	88	61
12-31-2016	4.75	0.34	0.44	0.78	(0.37)	—	—	(0.37)	5.16	16.56	0.70	[3]	0.70	[3]	6.77	97	61
12-31-2015	5.63	0.36	(0.81)	(0.45)	(0.43)	—	—	(0.43)	4.75	(8.38)	0.75		0.74		6.56	81	74
12-31-2014	6.02	0.39	(0.36)	0.03	(0.42)	—	—	(0.42)	5.63	0.33	0.73		0.72		6.38	90	72
12-31-2013	5.95	0.40	0.09	0.49	(0.42)	—	—	(0.42)	6.02	8.31	0.74		0.73		6.46	97	99
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.06%.

64

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)		Total from investment oper- ations ($)		From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Investment Quality Bond Trust
SERIES I
12-31-2017	10.99	0.25	0.25		0.50		(0.29)	(0.05)	—	(0.34)	11.15	4.60	0.72		0.71		2.24		156	72
12-31-2016	10.84	0.27	0.20		0.47		(0.25)	(0.07)	—	(0.32)	10.99	4.29	0.67	[3]	0.66	[3]	2.44		161	60
12-31-2015	11.65	0.26	(0.36)		(0.10)		(0.21)	(0.50)	—	(0.71)	10.84	(0.82)	0.69		0.69		2.28		166	97
12-31-2014	11.41	0.31	0.31		0.62		(0.35)	(0.03)	—	(0.38)	11.65	5.47	0.69		0.69		2.60		190	109
12-31-2013	12.34	0.32	(0.55)		(0.23)		(0.47)	(0.23)	—	(0.70)	11.41	(1.93)	0.69		0.68		2.68		205	79
SERIES II
12-31-2017	11.00	0.23	0.24		0.47		(0.27)	(0.05)	—	(0.32)	11.15	4.30	0.92		0.91		2.04		83	72
12-31-2016	10.85	0.25	0.20		0.45		(0.23)	(0.07)	—	(0.30)	11.00	4.08	0.87	[3]	0.86	[3]	2.25		84	60
12-31-2015	11.66	0.24	(0.36)		(0.12)		(0.19)	(0.50)	—	(0.69)	10.85	(1.02)	0.89		0.89		2.08		91	97
12-31-2014	11.42	0.28	0.32		0.60		(0.33)	(0.03)	—	(0.36)	11.66	5.26	0.89		0.89		2.40		107	109
12-31-2013	12.35	0.30	(0.56)		(0.26)		(0.44)	(0.23)	—	(0.67)	11.42	(2.12)	0.89		0.88		2.48		116	79
SERIES NAV
12-31-2017	10.95	0.26	0.25		0.51		(0.30)	(0.05)	—	(0.35)	11.11	4.68	0.67		0.66		2.28		35	72
12-31-2016	10.81	0.27	0.20		0.47		(0.26)	(0.07)	—	(0.33)	10.95	4.26	0.63	[3]	0.62	[3]	2.44		52	60
12-31-2015	11.61	0.27	(0.35)		(0.08)		(0.22)	(0.50)	—	(0.72)	10.81	(0.68)	0.64		0.64		2.35		24	97
12-31-2014	11.37	0.31	0.32		0.63		(0.36)	(0.03)	—	(0.39)	11.61	5.54	0.64		0.64		2.63		19	109
12-31-2013	12.30	0.33	(0.56)		(0.23)		(0.47)	(0.23)	—	(0.70)	11.37	(1.88)	0.64		0.63		2.71		17	79
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%.

Money Market Trust
SERIES I
12-31-2017	1.00	0.006	—	[3]	0.006		(0.006)	— [3]	—	(0.006)	1.00	0.59	0.46		0.33		0.58		1,372	—
12-31-2016[8]	1.00	0.001	—	[3]	0.001		(0.001)	—	—	(0.001)	1.00	0.07	0.48		0.35		0.07		1,718	—
12-31-2015[8]	1.00	—	—	[3]	—	[3]	—	— [3]	—	— [3]	1.00	0.00 [4]	0.56		0.17		—		1,714	—
12-31-2014[8]	1.00	—	—	[3]	—	[3]	—	— [3]	—	— [3]	1.00	0.00 [4]	0.56		0.16		—		1,794	—
12-31-2013[8]	1.00	—	—	[3]	—	[3]	—	— [3]	—	— [3]	1.00	0.01	0.56		0.24		—		2,110	—
SERIES II
12-31-2017	1.00	0.004	—	[3]	0.004		(0.004)	— [3]	—	(0.004)	1.00	0.39	0.66		0.53		0.38		173	—
12-31-2016[8]	1.00	—	—	[3]	—	[3]	—	—	—	—	1.00	0.00	0.68		0.42		—		211	—
12-31-2015[8]	1.00	—	—	[3]	—	[3]	—	— [3]	—	— [3]	1.00	0.00 [4]	0.76		0.17		—		253	—
12-31-2014[8]	1.00	—	—	[3]	—	[3]	—	— [3]	—	— [3]	1.00	0.00 [4]	0.76		0.16		—		315	—
12-31-2013[8]	1.00	—	—	[3]	—	[3]	—	— [3]	—	— [3]	1.00	0.01	0.76		0.24		—		436	—
SERIES NAV
12-31-2017	1.00	0.006	—	[3]	0.006		(0.006)	— [3]	—	(0.006)	1.00	0.64	0.41		0.28		0.63		398	—
12-31-2016[7,8]	1.00	0.001	—	[3]	0.001		(0.001)	—	—	(0.001)	1.00	0.11 [5]	0.43	[6]	0.34	[6]	0.16	[6]	394	—
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.0005 per share. 4. Less than 0.005% 5. Not annualized 6. Annualized 7. After the close of business on April 29, 2016, holders of Series NAV shares of Money Market Trust B became owners of an equal number of full and fractional Series NAV shares of Money Market Trust. These shares were first offered on 5-2-16. 8. Prior period per share data has been recast from two to three decimal places for comparative purposes.

New Income Trust
SERIES NAV
12-31-2017	12.54	0.32	0.18		0.50		(0.36)	—	—	(0.36)	12.68	3.99	0.59		0.58		2.48		1,403	60
12-31-2016	12.63	0.30	0.05		0.35		(0.38)	(0.06)	—	(0.44)	12.54	2.73	0.57	[3]	0.56	[3]	2.34		1,355	51
12-31-2015	13.04	0.31	(0.28)		0.03		(0.40)	(0.04)	—	(0.44)	12.63	0.22	0.59		0.57		2.38		1,464	47
12-31-2014	12.90	0.33	0.42		0.75		(0.61)	—	—	(0.61)	13.04	5.83	0.62		0.60		2.52		1,734	54
12-31-2013	13.80	0.33	(0.62)		(0.29)		(0.43)	(0.18)	—	(0.61)	12.90	(2.12)	0.65		0.63		2.40		2,783	57
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%.

65

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations		Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)		Expenses including reductions (%)		Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Short Term Government Income Trust
SERIES I
12-31-2017	12.12	0.11	(0.04)	0.07	(0.17)	—	—	(0.17)	12.02	0.57	0.67		0.66		0.88	38	47
12-31-2016	12.25	0.09	(0.02)	0.07	(0.20)	—	—	(0.20)	12.12	0.57	0.64	[3]	0.64	[3]	0.76	41	71
12-31-2015	12.39	0.09	(0.01)	0.08	(0.22)	—	—	(0.22)	12.25	0.64	0.66		0.65		0.70	45	43
12-31-2014	12.50	0.08	0.06	0.14	(0.25)	—	—	(0.25)	12.39	1.15	0.66		0.65		0.64	51	46
12-31-2013	12.87	0.08	(0.19)	(0.11)	(0.26)	—	—	(0.26)	12.50	(0.86)	0.65		0.65		0.62	63	55
SERIES II
12-31-2017	12.13	0.08	(0.04)	0.04	(0.15)	—	—	(0.15)	12.02	0.37	0.87		0.86		0.68	28	47
12-31-2016	12.25	0.07	(0.01)	0.06	(0.18)	—	—	(0.18)	12.13	0.45	0.84	[3]	0.84	[3]	0.56	33	71
12-31-2015	12.40	0.06	(0.01)	0.05	(0.20)	—	—	(0.20)	12.25	0.36	0.86		0.85		0.50	36	43
12-31-2014	12.51	0.06	0.06	0.12	(0.23)	—	—	(0.23)	12.40	0.94	0.86		0.85		0.44	38	46
12-31-2013	12.88	0.05	(0.19)	(0.14)	(0.23)	—	—	(0.23)	12.51	(1.06)	0.85		0.85		0.43	49	55
SERIES NAV
12-31-2017	12.12	0.11	(0.03)	0.08	(0.18)	—	—	(0.18)	12.02	0.62	0.62		0.61		0.93	237	47
12-31-2016	12.25	0.10	(0.02)	0.08	(0.21)	—	—	(0.21)	12.12	0.62	0.59	[3]	0.59	[3]	0.81	251	71
12-31-2015	12.39	0.09	— [4]	0.09	(0.23)	—	—	(0.23)	12.25	0.69	0.61		0.60		0.75	247	43
12-31-2014	12.50	0.09	0.06	0.15	(0.26)	—	—	(0.26)	12.39	1.20	0.61		0.60		0.69	303	46
12-31-2013	12.86	0.09	(0.18)	(0.09)	(0.27)	—	—	(0.27)	12.50	(0.74)	0.60		0.60		0.67	311	55
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%.4. Less than $0.005 per share.

Strategic Income Opportunities Trust
SERIES I
12-31-2017	13.41	0.46	0.29	0.75	(0.44)	—	—	(0.44)	13.72	5.59	0.73		0.73		3.36	477	40
12-31-2016	13.07	0.40	0.27	0.67	(0.33)	—	—	(0.33)	13.41	5.12	0.72	[3]	0.71	[3]	2.95	473	42
12-31-2015	13.24	0.43	(0.27)	0.16	(0.33)	—	—	(0.33)	13.07	1.22	0.74		0.74		3.18	441	49
12-31-2014	13.17	0.56	0.11	0.67	(0.60)	—	—	(0.60)	13.24	5.14	0.75		0.74		4.13	415	50
12-31-2013	13.44	0.65	(0.15)	0.50	(0.77)	—	—	(0.77)	13.17	3.74	0.78		0.78		4.75	380	45
SERIES II
12-31-2017	13.45	0.44	0.28	0.72	(0.41)	—	—	(0.41)	13.76	5.37	0.93		0.93		3.16	45	40
12-31-2016	13.10	0.37	0.28	0.65	(0.30)	—	—	(0.30)	13.45	4.98	0.92	[3]	0.91	[3]	2.74	46	42
12-31-2015	13.27	0.40	(0.26)	0.14	(0.31)	—	—	(0.31)	13.10	1.01	0.94		0.94		2.98	51	49
12-31-2014	13.20	0.53	0.12	0.65	(0.58)	—	—	(0.58)	13.27	4.92	0.95		0.94		3.94	57	50
12-31-2013	13.47	0.63	(0.16)	0.47	(0.74)	—	—	(0.74)	13.20	3.53	0.98		0.98		4.56	65	45
SERIES NAV
12-31-2017	13.37	0.47	0.28	0.75	(0.44)	—	—	(0.44)	13.68	5.66	0.68		0.68		3.42	96	40
12-31-2016	13.03	0.40	0.27	0.67	(0.33)	—	—	(0.33)	13.37	5.19	0.67	[3]	0.66	[3]	2.98	66	42
12-31-2015	13.20	0.43	(0.26)	0.17	(0.34)	—	—	(0.34)	13.03	1.27	0.69		0.69		3.22	84	49
12-31-2014	13.13	0.56	0.12	0.68	(0.61)	—	—	(0.61)	13.20	5.21	0.70		0.69		4.18	53	50
12-31-2013	13.41	0.65	(0.15)	0.50	(0.78)	—	—	(0.78)	13.13	3.72	0.73		0.73		4.79	51	45
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Includes reimbursement for overbilling of custody expenses in prior years of 0.02%.

66

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period										Ratios and supplemental data
		Income (loss) from investment operations		Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Total Bond Market Trust
SERIES I
12-31-2017	10.08	0.24	0.08	0.32	(0.29)	—	—	(0.29)	10.11	3.18	0.57	0.30	2.39	247	46
12-31-2016	10.11	0.25	(0.01)	0.24	(0.27)	—	—	(0.27)	10.08	2.39	0.56	0.30	2.38	227	58
12-31-2015	10.37	0.26	(0.23)	0.03	(0.29)	—	—	(0.29)	10.11	0.25	0.56	0.30	2.53	172	67
12-31-2014	10.09	0.29	0.32	0.61	(0.33)	—	—	(0.33)	10.37	6.11	0.56	0.30	2.76	135	64
12-31-2013	10.71	0.27	(0.53)	(0.26)	(0.36)	—	—	(0.36)	10.09	(2.49)	0.54	0.30	2.55	106	62
SERIES II
12-31-2017	10.09	0.23	0.08	0.31	(0.27)	—	—	(0.27)	10.13	3.08	0.77	0.50	2.19	61	46
12-31-2016	10.12	0.23	(0.01)	0.22	(0.25)	—	—	(0.25)	10.09	2.19	0.76	0.50	2.18	73	58
12-31-2015	10.38	0.24	(0.23)	0.01	(0.27)	—	—	(0.27)	10.12	0.05	0.76	0.50	2.33	68	67
12-31-2014	10.10	0.27	0.32	0.59	(0.31)	—	—	(0.31)	10.38	5.90	0.76	0.50	2.56	69	64
12-31-2013	10.73	0.25	(0.54)	(0.29)	(0.34)	—	—	(0.34)	10.10	(2.77)	0.74	0.50	2.33	79	62
SERIES NAV
12-31-2017	10.07	0.26	0.08	0.34	(0.30)	—	—	(0.30)	10.11	3.34	0.52	0.25	2.45	264	46
12-31-2016	10.10	0.25	— [3]	0.25	(0.28)	—	—	(0.28)	10.07	2.45	0.51	0.25	2.43	280	58
12-31-2015	10.36	0.27	(0.24)	0.03	(0.29)	—	—	(0.29)	10.10	0.30	0.51	0.25	2.58	266	67
12-31-2014	10.09	0.29	0.32	0.61	(0.34)	—	—	(0.34)	10.36	6.06	0.51	0.25	2.82	284	64
12-31-2013	10.71	0.27	(0.53)	(0.26)	(0.36)	—	—	(0.36)	10.09	(2.44)	0.49	0.25	2.60	286	62
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
Ultra Short Term Bond Trust
SERIES I
12-31-2017	11.52	0.09	(0.01)	0.08	(0.19)	—	—	(0.19)	11.41	0.66	0.66	0.65	0.82	11	53
12-31-2016	11.64	0.05	0.01	0.06	(0.18)	—	—	(0.18)	11.52	0.52	0.65	0.64	0.43	12	86
12-31-2015	11.80	0.01	(0.01)	— [3]	(0.16)	—	—	(0.16)	11.64	(0.04)	0.66	0.65	0.12	10	86
12-31-2014	11.98	0.01	(0.01)	— [3]	(0.18)	—	—	(0.18)	11.80	(0.02)	0.66	0.65	0.05	9	69
12-31-2013	12.13	0.02	(0.03)	(0.01)	(0.14)	—	—	(0.14)	11.98	(0.07)	0.67	0.67	0.15	11	135
SERIES II
12-31-2017	11.52	0.07	(0.02)	0.05	(0.16)	—	—	(0.16)	11.41	0.46	0.86	0.85	0.62	205	53
12-31-2016	11.64	0.03	0.01	0.04	(0.16)	—	—	(0.16)	11.52	0.32	0.85	0.84	0.23	268	86
12-31-2015	11.79	(0.01)	(0.01)	(0.02)	(0.13)	—	—	(0.13)	11.64	(0.15)	0.86	0.85	(0.07)	235	86
12-31-2014	11.98	(0.02)	(0.02)	(0.04)	(0.15)	—	—	(0.15)	11.79	(0.30)	0.86	0.85	(0.14)	214	69
12-31-2013	12.13	(0.01)	(0.02)	(0.03)	(0.12)	—	—	(0.12)	11.98	(0.27)	0.87	0.87	(0.08)	202	135
SERIES NAV
12-31-2017	11.53	0.10	(0.03)	0.07	(0.19)	—	—	(0.19)	11.41	0.62	0.61	0.60	0.89	29	53
12-31-2016	11.64	0.06	0.02	0.08	(0.19)	—	—	(0.19)	11.53	0.66	0.60	0.59	0.48	17	86
12-31-2015	11.80	0.02	(0.02)	— [3]	(0.16)	—	—	(0.16)	11.64	0.01	0.61	0.60	0.18	14	86
12-31-2014	11.98	0.01	(0.01)	— [3]	(0.18)	—	—	(0.18)	11.80	0.03	0.61	0.60	0.12	14	69
12-31-2013	12.13	0.02	(0.02)	— [3]	(0.15)	—	—	(0.15)	11.98	(0.02)	0.62	0.62	0.17	9	135
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.

67

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to financial statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust) is a no-load open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (the portfolios), twelve of which are presented in this report.

The portfolios may offer multiple classes of shares: Series I, Series II, Series III and Series NAV. The shares currently offered by a specific portfolio are shown on the Statements of assets and liabilities. Shares of the portfolios are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Advisor) and Manulife Financial Corporation (MFC) except in the case of the Core Bond Trust and Strategic Income Opportunities Trust where NAV shares are also offered to variable insurance products of external insurance companies. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

Effective October 27, 2017, Total Bond Market Trust B changed its name to Total Bond Market Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarize the significant accounting policies of the portfolios:

Security valuation.  Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios’ Valuation Policies and Procedures.

In order to value the securities, the portfolios use the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the portfolios are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the portfolios in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Securities held by Money Market Trust are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the portfolio. This portfolio seeks to maintain a constant NAV per share of $1.00, but there can be no assurance that it will be able to do so.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The portfolios use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

All investments of Money Market Trust and Short Term Government Trust are categorized as Level 2 under the hierarchy described above.

All investments of Bond Trust are categorized as Level 2 under the hierarchy described above, except for securities lending collateral, which is categorized as Level 1.

All investments of Ultra Short Term Bond Trust are categorized as Level 2 under the hierarchy described above, except for money market funds, which are categorized as Level 1.

68

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

All investments of Core Bond Trust and Total Bond Market Trust are categorized as Level 2 under the hierarchy described above, except for securities lending collateral and money market funds, which are categorized as Level 1.

All investments of Investment Quality Bond Trust are categorized as Level 2 under the hierarchy described above, except for securities lending collateral and futures, which are categorized as Level 1.

All investments of New Income Trust are categorized as Level 2 under the hierarchy described above, except for securities lending collateral, money market funds and futures, which are categorized as Level 1.

The following is a summary of the values by input classification of the remaining portfolios’ investments as of December 31, 2017, by major security category or type:

	Total value at 12-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Active Bond Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$236,325,954	—	$236,325,954	—
Foreign government obligations	5,294,904	—	5,294,904	—
Corporate bonds	306,784,083	—	306,784,083	—
Convertible bonds	281,972	—	281,972	—
Capital preferred securities	1,963,494	—	1,963,494	—
Municipal bonds	3,018,014	—	3,018,014	—
Term loans	496,542	—	496,542	—
Collateralized mortgage obligations	86,874,692	—	86,874,692	—
Asset backed securities	83,774,865	—	83,774,865	—
Preferred securities	1,642,569	$1,436,481	206,088	—
Securities lending collateral	6,728,521	6,728,521	—	—
Short-term investments	69,025,582	65,216,647	3,808,935	—
Total investments in securities	$802,211,192	$73,381,649	$728,829,543	—
Liabilities
Sale commitments outstanding	($250,186)	—	($250,186)	—

Global Bond Trust
Investments in securities:
Assets
U.S. Government and Agency obligations	$153,838,353	—	$153,838,353	—
Foreign government obligations	155,380,924	—	155,380,924	—
Corporate bonds	213,565,141	—	213,565,141	—
Capital preferred securities	1,589,554	—	1,589,554	—
Municipal bonds	4,823,396	—	4,823,396	—
Term loans	2,881,492	—	2,881,492	—
Collateralized mortgage obligations	51,637,463	—	51,637,463	—
Asset backed securities	56,460,769	—	56,460,769	—
Common stocks	25,396	$25,396	—	—
Preferred securities	656,556	245,000	411,556	—
Escrow shares	495,930	—	495,930	—
Purchased options	121,234	44,388	76,846	—
Short-term investments	120,638,047	—	120,638,047	—
Total investments in securities	$762,114,255	$314,784	$761,799,471	—
Liabilities
Sale commitments outstanding	($15,077,980)	—	($15,077,980)	—
Reverse repurchase agreements	(52,457,546)	—	(52,457,546)	—
Derivatives:
Assets
Futures	$1,164,577	$1,164,577	—	—
Forward foreign currency contracts	4,824,186	—	$4,824,186	—
Swap contracts	14,701,576	—	14,701,576	—
Liabilities
Futures	($1,431,585)	($1,431,585)	—	—
Forward foreign currency contracts	(4,159,245)	—	($4,159,245)	—
Written options	(211,566)	(2,044)	(209,522)	—
Swap contracts	(4,594,789)	—	(4,594,128)	($661)

High Yield Trust
Investments in securities:
Assets
Foreign government obligations	$2,277,860	—	$2,277,860	—
Corporate bonds	194,969,435	—	194,322,206	$647,229
Convertible bonds	3,107,440	—	3,107,440	—
Capital preferred securities	975,000	—	975,000	—
Term loans	6,405,821	—	6,405,821	—
Collateralized mortgage obligations	957,819	—	957,819	—
Asset backed securities	8,923,390	—	8,923,390	—
Common stocks	3,663,355	$14,714	1,693,168	1,955,473
Preferred securities	2,962,734	1,325,318	1,426,627	210,789

69

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	Total value at 12-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
High Yield Trust (continued)
Escrow certificates	$500	—	—	$500
Securities lending collateral	6,671,120	$6,671,120	—	—
Short-term investments	2,806,563	2,806,563	—	—
Total investments in securities	$233,721,037	$10,817,715	$220,089,331	$2,813,991
Derivatives:
Assets
Futures	$15,741	$15,741	—	—
Forward foreign currency contracts	501	—	$501	—
Swap contracts	7,442	—	7,442	—
Liabilities
Futures	($47,727)	($47,727)	—	—
Forward foreign currency contracts	(2,682)	—	($2,682)	—
Swap contracts	(9,132)	—	(9,132)	—

Strategic Income Opportunities Trust
Investments in securities:
Assets
Foreign government obligations	$126,686,799	—	$126,686,799	—
Corporate bonds	286,250,966	—	286,250,966	—
Convertible bonds	18,427,411	—	18,427,411	—
Capital preferred securities	5,483,635	—	5,483,635	—
Term loans	49,260,455	—	49,260,455	—
Collateralized mortgage obligations	32,621,966	—	32,621,966	—
Asset backed securities	27,537,174	—	27,537,174	—
Common stocks	15,756,248	$15,756,248	—	—
Preferred securities	38,400,324	35,406,150	2,994,174	—
Warrants	2,406,498	2,406,498	—	—
Purchased options	914,821	—	914,821	—
Short-term investments	14,922,722	—	14,922,722	—
Total investments in securities	$618,669,019	$53,568,896	$565,100,123	—
Derivatives:
Assets
Futures	$615,253	$615,253	—	—
Forward foreign currency contracts	824,130	—	$824,130	—
Liabilities
Forward foreign currency contracts	($2,791,734)	—	($2,791,734)	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred into or out of Level 2. Securities were transferred into Level 3 because of a lack of observable market data which resulted from an absence of market activity for these securities. In addition, securities were transferred from Level 3 since observable market data became available.

High Yield Trust
	Corporate Bonds	Common Stocks	Preferred Securities	Escrow Certificates	Total
Balance as of 12-31-16	$715,749	$2,566,983	—	$500	$3,283,232
Realized gain (loss)	2,877	(607,567)	—	—	(604,690)
Change in unrealized appreciation (depreciation)	(1,970)	1,412,697	($1,185,906)	—	224,821
Purchases	100,669	311,915	1,396,695	—	1,809,279
Sales	(170,096)	(1,728,555)	—	—	(1,898,651)
Transfers into Level 3	—	—	—	—	—
Balance as of 12-31-17	$647,229	$1,955,473	$210,789	$500	$2,813,991
Change in unrealized at period end*	($1,970)	($616,793)	($1,185,906)	—	($1,804,669)

*	Change in unrealized appreciation (depreciation) attributable to level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of operations.

The valuation techniques and significant unobservable inputs used in the fair value measurement of the portfolios’ Level 3 securities are outlined in the table below:

High Yield Trust	Fair Value at 12-31-17	Valuation Technique	Significant Unobservable Inputs	Input/Range
Common Stocks	$1,938,130	Market Approach	EV/EBITDA multiple	6.32x–16.86x (weighted average 10.76x)
			Discount	17.5%–25% (weighted average 22.8%)
	17,343	Market Approach	Estimated liquidation value	$0.38
	$1,955,473

70

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

High Yield Trust	Fair Value at 12-31-17	Valuation Technique	Significant Unobservable Inputs	Input/Range

Preferred Securities	$16,342	Market Approach	Prior / recent transactions	$11.5
			Discount	0.9%
	194,447	Market Approach	Prior / recent transactions	$0.01
	$210,789

Corporate Bonds	$647,229	Market Approach	Yield	846bps

Escrow certificates	$500	Market Approach	Estimated liquidation value	$0.03

Total	$2,813,991

A change to unobservable inputs of a portfolio’s Level 3 securities may result in changes to the fair value measurement, as follows:

Significant Unobservable Input	Impact to Valuation if input increases	Impact to Valuation if input decreases
Discount	Decrease	Increase
Enterprise value to earnings before interest, taxes, depreciation and amortization (“EV/EBITDA”) multiple	Increase	Decrease
Estimated liquidation value	Increase	Decrease
Prior/recent transactions	Increase	Decrease
Yield	Decrease	Increase

Repurchase agreements.  The portfolios may enter into repurchase agreements. When a portfolio enters into a repurchase agreement, it receives collateral that is held in a segregated account by a portfolio’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the portfolios. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by a portfolio for repurchase agreements is disclosed in the Portfolio of Investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statements of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

In a reverse repurchase agreement, the portfolios deliver a security, as collateral, in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The portfolios are entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. In addition, the portfolios may receive cash collateral from the counterparty to cover appreciation on the underlying security which is shown on the Statements of assets and liabilities as Payable for collateral on open reverse repurchase agreements. Obligations to repay cash received by a portfolio is shown on the Statements of assets and liabilities as Payable for open reverse repurchase agreements.

The following table summarizes the open reverse repurchase agreements at December 31, 2017:

Portfolio	Counterparty	Borrowing rate	Settlement date	Maturity date		Borrowing amount	Payable for reverse repurchase agreements		USD Payable for reverse repurchase agreements
Global Bond Trust	Bank of America[1]	1.430%	11/9/2017	2/9/2018	USD	6,756,121	USD	6,770,076	$6,770,076
Global Bond Trust	Bank of Montreal[2]	1.420%	11/8/2017	2/8/2018	USD	4,747,250	USD	4,757,174	4,757,174
Global Bond Trust	BNP Paribas SA3	–0.380%	11/2/2017	2/8/2018	EUR	10,208,607	EUR	10,202,250	12,241,163
Global Bond Trust	Morgan Stanley[4]	–0.550%	10/19/2017	1/18/2018	EUR	9,502,350	EUR	9,491,752	11,388,672
Global Bond Trust	UBS AG5	0.520%	10/11/2017	1/18/2018	GBP	12,798,750	GBP	12,813,725	17,300,461

[1]	Reverse repurchase agreement with Bank of America dated 11/9/2017 at 1.430% to be repurchased at $6,780,811 on 2/9/2018, collateralized by $3,142,200 U.S. Treasury Inflation Indexed Bonds, 2.500% due 1/15/2029 (valued at $3,814,483, including interest) and $2,934,945 U.S. Treasury Inflation Indexed Notes, 0.125% due 4/15/2022 (valued at $2,915,175, including interest)

[2]	Reverse repurchase agreement with Bank of Montreal dated 11/8/2017 at 1.420% to be repurchased at $4,764,477 on 2/8/2018, collateralized by $3,896,978 U.S. Treasury Inflation Indexed Bonds, 2.500% due 1/15/2029 (valued at $4,730,748, including interest)

[3]	Reverse repurchase agreement with BNP Paribas SA dated 11/2/2017 at –0.380% to be repurchased at EUR 10,198,047 on 2/8/2018, collateralized by EUR 9,700,000 Kingdom of Spain, 1.500%–2.900% due 10/31/2025 to 10/31/2046 (valued at EUR 10,088,162, including interest)

[4]	Reverse repurchase agreement with Morgan Stanley dated 10/19/2017 at –0.550% to be repurchased at EUR 9,489,139 on 1/18/2018, collateralized by EUR 8,400,000 Government of France, 2.000%–3.250% due 5/25/2045 to 5/25/2048 (valued at EUR 9,408,653, including interest)

[5]	Reverse repurchase agreement with UBS AG dated 10/11/2017 at 0.520% to be repurchased at GBP 12,816,802 on 1/18/2018, collateralized by GBP 9,400,000 Government of United Kingdom, 3.250%–4.750% due 12/7/2038 to 1/22/2045 (valued at GBP 13,133,056, including interest)

The average borrowings by the portfolio and the weighted average interest rate for the period ended December 31, 2017 were as follows:

Portfolio	Average Borrowings	Weighted average interest rate
Global Bond Trust	$58,728,882	(0.24)%

When-issued/delayed-delivery securities.  The portfolios may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments or in a schedule to the Portfolio of Investments (Sale Commitments Outstanding). At the time a portfolio enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the portfolio’s NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market

71

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

fluctuations. No interest accrues to the portfolio until settlement takes place. At the time that the portfolio enters into this type of transaction, the portfolio is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increase in the value of securities sold prior to settlement date.

Sale-Buybacks.  Certain portfolios may enter into financing transactions referred to as sale-buybacks, which are governed by the terms of the MRA. A sale-buyback transaction consists of a sale of a security by a portfolio to counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon repurchase value of the securities to be repurchased by the portfolio are reflected as a liability on the Statements of assets and liabilities. The portfolio will recognize income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of the foregone interest and inflationary income adjustments, if any, the portfolio would have otherwise received had the security not been sold along with negotiated financing terms. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of operations. Interest payments based upon negotiated financing terms made by the portfolio to counterparties are recorded as a component of interest expense on the Statements of operations. In periods of increased demand for the security, the portfolio may receive a fee for use of the security by the counterparty, which may result in income to the portfolio. The average borrowings by the portfolio and the weighted average interest rate for the year ended December 31, 2017 and the exposure to the counterparties at December 31, 2017 were as follows:

Fund	Average Borrowings	Weighted average interest rate
Global Bond Trust	$5,619,712	0.50%

Term loans (Floating rate loans).  The portfolios may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The portfolio’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The portfolio’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the portfolio’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the portfolio and, if the portfolio’s exposure to such investments is substantial, could impair the portfolio’s ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the portfolio may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

At December 31, 2017, Active Bond Trust and Strategic Income Opportunities Trust had $425,000 and $1,380,000, respectively, in unfunded loan commitments outstanding.

Security transactions and related investment income.  Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Foreign taxes are provided for based on the portfolios’ understanding of the tax rules and rates that exist in the foreign markets in which they invest. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Inflation-indexed bonds.  Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.

Payment-in-kind bonds.  The portfolios may invest in payment-in-kind bonds (PIK Bonds). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of PIK Bonds are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay cash interest periodically. Income on these securities is computed at the contractual rate specified and is added to the principal balance of the bond. This income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the fund may need to sell other investments to make distributions.

Securities lending.  The portfolios may lend their securities to earn additional income. They receive cash collateral from the borrower in an amount not less than the market value of the loaned securities. The portfolios will invest its collateral in JHCT, an affiliate of the portfolios, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. Each portfolio will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The portfolios have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the respective portfolio for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

72

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the portfolios could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The portfolios receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the portfolios is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.

Obligations to repay collateral received by the portfolios are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the value of common stocks and/or corporate bonds loaned by the portfolios and the corresponding cash collateral received at December 31, 2017:

Portfolio	Market Value of Securities on Loan	Cash Collateral Received
Active Bond Trust	$6,553,715	$6,733,368
Bond Trust	3,855,704	3,955,041
Core Bond Trust	1,537,309	1,572,150
High Yield Trust	6,521,938	6,674,516
Investment Quality Bond Trust	389,820	398,610
New Income Trust	4,037,924	4,133,990
Total Bond Market Trust	2,131,742	2,176,460

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes.  The portfolios may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the portfolios invest. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Stripped securities.  Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities also have the risk that the portfolio may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit.  The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Any overdrafts at period end are presented under the caption Due to custodian in the Statements of assets and liabilities.

Effective June 29, 2017, the portfolios and other affiliated funds, excluding Core Bond Trust, have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 29, 2017, the portfolios had a similar agreement that enabled them to participate in a $1 billion unsecured committed line of credit.

Core Bond Trust and other affiliated funds have entered into a separate unsecured $50 million line of credit agreement with BNP Paribas.

A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations.

Commitment fees for the year ended December 31, 2017 were as follows:

Portfolio	Commitment Fee
Active Bond Trust	$4,148
Bond Trust	24,585
Core Bond Trust	12,675
Global Bond Trust	3,756
High Yield Trust	2,971
Investment Quality Bond Trust	3,033
Money Market Trust	$7,476
New Income Trust	5,685
Short Term Government Income Trust	3,126
Strategic Income Opportunities Trust	3,816
Total Bond Market Trust	3,748
Ultra Short Term Bond Trust	2,996

For the year ended December 31, 2017, the portfolios had no borrowings under either line of credit.

Expenses.  Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolio’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

73

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Class allocations.  Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes.  Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of December 31, 2017, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. Availability of a certain amount of capital loss carryforwards that were acquired in mergers may be limited in a given year. The following table details the capital loss carryforwards available as of December 31, 2017:

		No Expiration Date
Portfolio	2018	Short Term	Long Term
Active Bond Trust	—	—	$6,050,816
Bond Trust	—	$88,479,817	92,181,972
Core Bond Trust	—	1,528,120	936,035
Global Bond Trust	—	758,125	—
High Yield Trust	—	3,950,996	53,838,005
Money Market Trust	—	8,343	—
New Income Trust	—	2,154,091	3,559,581
Short Term Government Income Trust	—	3,547,372	16,005,867
Strategic Income Opportunities Trust	—	4,679,037	2,583,925
Total Bond Market Trust	—	303,842	2,252,406
Ultra Short Term Bond Trust	$59,426	6,346,648	10,794,466

As of December 31, 2017, High Yield Trust and Short Term Government Income Trust had a capital loss carryforward of $255,192,811 and $49,933,390, respectively, that expired unused.

As of December 31, 2017, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2017, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Active Bond Trust	$789,782,625	$21,246,569	($8,818,002)	$12,428,567
Bond Trust	9,260,112,643	117,259,663	(106,605,598)	10,654,065
Core Bond Trust	1,378,140,708	7,842,837	(14,382,056)	(6,539,219)
Global Bond Trust	752,964,596	29,371,944	(9,929,131)	19,442,813
High Yield Trust	242,915,960	9,862,497	(19,093,277)	(9,230,780)
Investment Quality Bond Trust	336,783,749	2,982,344	(3,834,941)	(852,597)
Money Market Trust	1,908,106,158	—	—	—
New Income Trust	1,405,714,721	22,883,726	(8,969,805)	13,913,921
Short Term Government Income Trust	306,355,055	595,465	(5,472,914)	(4,877,449)
Strategic Income Opportunities Trust	609,556,937	25,120,979	(17,361,248)	7,759,731
Total Bond Market Trust	606,546,082	15,157,288	(6,582,734)	8,574,554
Ultra Short Term Bond Trust	245,117,122	6,572	(2,562,617)	(2,556,045)

Distribution of income and gains.  Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually with the exception of Money Market Trust. Money Market Trust declares dividends daily and pays monthly from net investment income, if any. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the year ended December 31, 2017 was as follows:

	2017 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Active Bond Trust	$25,344,890	—	$25,344,890
Bond Trust	258,876,944	—	258,876,944
Core Bond Trust	42,629,633	—	42,629,633
Global Bond Trust	13,310,441	—	13,310,441
High Yield Trust	13,187,053	—	13,187,053
Investment Quality Bond Trust	8,147,201	—	8,147,201
Money Market Trust	12,130,478	—	12,130,478
New Income Trust	38,813,218	—	38,813,218
Short Term Government Income Trust	4,299,099	—	4,299,099

74

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	2017 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Strategic Income Opportunities Trust	$19,494,029	—	$19,494,029
Total Bond Market Trust	16,241,948	—	16,241,948
Ultra Short Term Bond Trust	3,547,122	—	3,547,122

The tax character of distributions for the year ended December 31, 2016 was as follows:

	2016 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Total
Active Bond Trust	$27,534,905	—	$27,534,905
Bond Trust	265,937,643	—	265,937,643
Core Bond Trust	25,552,029	$694,022	26,246,051
High Yield Trust	16,657,368	—	16,657,368
Investment Quality Bond Trust	7,061,834	1,299,657	8,361,491
Money Market Trust	1,658,483	—	1,658,483
New Income Trust	40,477,609	6,013,688	46,491,297
Short Term Government Income Trust	5,425,699	—	5,425,699
Strategic Income Opportunities Trust	14,395,570	—	14,395,570
Total Bond Market Trust	15,662,503	—	15,662,503
Ultra Short Term Bond Trust	4,303,899	—	4,303,899

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward
Active Bond Trust	$5,240,946	—	$6,050,816
Bond Trust	61,457,132	—	180,661,789
Core Bond Trust	7,192,238	—	2,464,155
Global Bond Trust	15,480,078	—	758,125
High Yield Trust	4,073,522	—	57,789,001
Investment Quality Bond Trust	3,238,716	$414,893	—
Money Market Trust	38,710	—	8,343
New Income Trust	9,634,879	—	5,713,672
Short Term Government Income Trust	1,061,063	—	19,553,239
Strategic Income Opportunities Trust	9,674,853	—	7,262,962
Total Bond Market Trust	3,469,770	—	2,556,248
Ultra Short Term Bond Trust	826,528	—	17,200,540

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, expiration of capital loss carryforwards, amortization and accretion on debt securities, wash sale loss deferrals and contingent payment debt instruments.

3.  DERIVATIVE INSTRUMENTS Certain portfolios may invest in derivatives in order to meet their investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The portfolio attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the portfolio may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the portfolio is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the portfolio and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the portfolio for OTC transactions is held in a segregated account at the portfolio’s custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statements of assets and liabilities. The portfolio’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

75

DERIVATIVE INSTRUMENTS, CONTINUED

Futures, certain options and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolio and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statements of assets and liabilities as Cash held at broker for futures contracts and receivable/payable for centrally-cleared swaps, respectively. Securities pledged by the portfolio for exchange-traded and centrally-cleared transactions, if any, are identified in the Portfolio of investments.

Futures.  A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the portfolio to unlimited risk of loss.

Upon entering into a futures contract, the portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statements of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the portfolio. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following table details how the portfolios used future contracts during the year ended December 31, 2017. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:

Portfolio	Reason	USD Notional
Global Bond Trust
To manage against anticipated interest rate changes, gain exposure to foreign bond markets, gain exposure to treasuries market, maintain diversity of the portfolio, manage duration and as a substitute for securities purchased.
$580.0 million to $856.1 million
High Yield Trust	To manage against anticipated interest rate changes.	$11.9 million to $41.8 million
Investment Quality Bond Trust	To manage against anticipated interest rate changes, gain exposure to foreign bond markets, gain exposure to treasuries market, manage duration and as a substitute for securities purchased.	$39.3 million to $99.9 million
New Income Trust
To manage duration of the portfolio, manage against anticipated interest rate changes, gain exposure to treasuries market, maintain diversity of the portfolio and as substitute for securities purchased.
$175.4 million to $306.5 million
Strategic Income Opportunities Trust	To manage duration of the portfolio.	$111.6 million to $165.5 million

Forward foreign currency contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statements of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

The following table details how the portfolios used forward foreign currency contracts during the year ended December 31, 2017. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:

Portfolio	Reason	USD Notional
Global Bond Trust	To manage against anticipated changes in currency exchange rates, manage currency exposure and maintain diversity of the portfolio.	$547.8 million to $817.2 million
High Yield Trust	To manage against anticipated changes in currency exchange rates.	$2.1 million to $2.8 million
Investment Quality Bond Trust	To manage against anticipated changes in currency exchange rates and manage currency exposure.	$2.5 million to $13.4 million
New Income Trust	To manage against anticipated changes in currency exchange rates and manage currency exposure.	$7.1 million to $15.3 million
Strategic Income Opportunities Trust	To manage against anticipated changes in currency exchange rates and enhance potential gain/income.	$202.6 million to $1.0 billion

Options.  There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the portfolio’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written

76

DERIVATIVE INSTRUMENTS, CONTINUED

options, potential losses in excess of the amounts recognized on the Statements of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When a portfolio purchases an option, the premium paid by the fund is included in the Portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. Use the following disclosure only when portfolio has written/purchased options: If the portfolio enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When a fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the portfolio.

The following table details how the portfolios used purchased options during the year ended December 31, 2017. In addition, the table summarizes the range of market values for purchased options held by the portfolios, as measured at each quarter end:

Portfolio	Reason	Market Value
Global Bond Trust
To gain exposure to the bond market and foreign currency, manage against anticipated interest rate changes, manage duration of the portfolio, maintain diversity of the portfolio and as a substitute for securities purchased.
$121,000 to $1.5 million
High Yield Trust	To manage against potential credit events. At December 31, 2017, there were no open purchased option contracts.	Up to $2,300
Investment Quality Bond Trust	To manage against anticipated currency exchange rates. At December 31, 2017, there were no open purchased option contracts.	Up to $28,000
New Income Trust	To manage duration of the portfolio and manage against anticipated interest rate changes.	Up to $108,000
Strategic Income Opportunities Trust	To manage against currency exchange rates.	$915,000 to $2.4 million

The following table details how the portfolios used written options during the year ended December 31, 2017. In addition, the table summarizes the range of market values for written options held by the portfolios, as measured at each quarter end:

Portfolio	Reason	Market Value
Global Bond Trust
To gain exposure to the bond market and foreign currency, manage against anticipated interest rate changes, manage duration of the portfolio, maintain diversity of the portfolio and as a substitute for securities purchased.
$77,000 to $1.7 million
High Yield Trust	To manage against potential credit events. At December 31, 2017, there were no open written option contracts.	Up to $35,000
Investment Quality Bond Trust	To manage against anticipated currency exchange rates. At December 31, 2017, there were no open written option contracts.	Up to $3,000
New Income Trust	To gain exposure to security or credit index and as a substitute for securities purchased.	Up to $177,000
Strategic Income Opportunities Trust	To manage against currency exchange rates.	Up to $214,000

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the portfolio are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statements of assets and liabilities. A termination payment by the counterparty or the portfolio is recorded as realized gain or loss, as well as the net periodic payments received or paid by the portfolio.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statements of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The portfolio may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps.  Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

The following table details how the portfolios used interest rate swaps during the year ended December 31, 2017. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:

77

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Reason	USD Notional range
Global Bond Trust	To manage duration of the portfolio, manage against anticipated interest rate changes, gain exposure to treasury markets and as a substitute for securities purchased.	$713.3 million to $1.6 billion
Investment Quality Bond Trust	To manage duration of the portfolio and manage against anticipated interest rate changes.	$9.0 million to $23.4 billion

Credit default swaps.  Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The portfolios may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the portfolios may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Credit Default Swaps-Buyer

The following table details how the funds used credit default swap contracts as a buyer of protection during the year ended December 31, 2017. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:

Portfolio	Reason	USD Notional range
Global Bond Trust	To manage against potential credit events, to gain exposure to a security or credit index, and as a substitute for securities purchased.	$28.1 million to $251.2 million
High Yield Trust	To manage against potential credit events.	Up to $6.2 million
Investment Quality Bond Trust	To manage against potential credit events, to gain exposure to security or credit index, and as a substitute for securities purchased.	Up to $9.6 million
New Income Trust	To manage against potential credit events. At December 31, 2017, there were no open credit default swap contracts- buyer.	Up to $3.4 million

Credit Default Swaps-Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which a portfolio is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a portfolio as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The following table details how the funds used credit default swap contracts as a seller of protection during the year ended December 31, 2017. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:

Portfolio	Reason	USD Notional range
Global Bond Trust	To take a long position in the exposure of the benchmark credit, gain exposure to a security or credit index and as a substitute for securities purchased.	$6.7 million to $31.5 million
Investment Quality Bond Trust	To take a long position in the exposure of the benchmark credit, gain exposure to a security or credit index and as a substitute for securities purchased.	$2.8 million to $19.6 million
High Yield Trust	To take a long position in the exposure of the benchmark credit.	Up to $0.9 million
New Income Trust	To take a long position in the exposure of the benchmark credit.	Up to $6.8 million

Currency swaps.  A currency swap is an agreement between a portfolio and a counterparty to exchange cash flows based on the notional difference among two or more currencies.

The following table details how the portfolios used currency swaps during the year ended December 31, 2017. In addition, the table summarizes the range of notional contract amounts held by the portfolios, as measured at each quarter end:

Portfolio	Reason	USD Notional range
Global Bond Trust	To manage against anticipated currency exchange rates, maintain diversity of the portfolio, and to gain exposure to foreign currencies.	$66.2 million to $174.3 million
Investment Quality Bond Trust	To manage against anticipated currency exchange rates.	Up to $244,000

Inflation Swaps.  In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on the same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swaps will break even.

The following table details how Global Bond Trust used inflation swaps during the year ended December 31, 2017. In addition, the table summarizes the range of notional contract amounts held by the portfolio, as measured at each quarter-end:

78

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Reason	USD Notional range
Global Bond Trust	To take a position on current versus futures inflation expectations. At December 31, 2017, there were no open inflation swaps.	Up to $490,000

Volatility Swaps.  Volatility swap agreements involve two parties agreeing to exchange cash flows based on the measured volatility of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price volatility on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price volatility, a portfolio would receive the payoff amount when the realized price volatility of the underlying asset is greater than the strike price and would owe the payoff amount when the price volatility is less than the strike price. As a payer of the realized price volatility a portfolio would owe the payoff amount when the realized price volatility of the underlying asset is greater than the strike price and would receive the payoff amount when the volatility is less than the strike price. Payments on volatility swaps will be greater if they are based upon the mathematical square of volatility (which is referred to as “variance”). This type of volatility swap is referred to as a variance swap.

The following table details how Global Bond Trust used volatility swaps during the year ended December 31, 2017. In addition, the table summarizes the range of notional contract amounts held by the portfolio, as measured at each quarter end:

Portfolio	Reason	USD Notional range
Global Bond Trust	To take a position on current versus future expectations of volatility.	$20,000 to $68,000

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the portfolios at December 31, 2017 by risk category:

Portfolio	Risk	Statements of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liability derivatives fair value
Global Bond Trust	Interest rate	Receivable/payable for futures variation margin	Futures†	$1,164,577	($1,431,585)
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	4,824,186	(4,159,245)
	Foreign currency	Unaffiliated investments, at value*	Purchased options	76,659	—
	Interest rate	Unaffiliated investments, at value*	Purchased options	44,575	—
	Foreign currency	Written options, at value	Written options	—	(171,539)
	Interest rate	Written options, at value	Written options	—	(40,027)
	Credit	Swap contracts, at value	Credit default swapsˆ	532,897	(755,927)
	Foreign currency	Swap contracts, at value	Volatility swapsˆ	3,545	(10,341)
	Foreign currency	Swap contracts, at value	Currency swapsˆ	5,163,476	(53,615)
	Interest rate	Swap contracts, at value	Interest rate swapsˆ	9,001,658	(3,774,906)
				$20,811,573	($10,397,185)
High Yield Trust	Interest rate	Receivable/payable for futures variation margin	Futures†	$15,741	($47,727)
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	501	(2,682)
	Credit	Swap contracts, at value	Credit default swapsˆ	7,442	(9,132)
				$23,684	($59,541)
Investment Quality Bond Trust	Interest rate	Receivable/payable for futures variation margin	Futures†	$83,806	($160,945)
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	16,371	(47,224)
	Credit	Swap contracts, at value	Credit default swapsˆ	281,802	(125,859)
	Interest rate	Swap contracts, at value	Interest rate swapsˆ	55,017	(1,333,617)
				$436,996	($1,667,645)
New Income Trust	Interest rate	Receivable/payable for futures variation margin	Futures†	$258,641	($350,849)
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	277,468	(68,352)
	Interest rate	Unaffiliated investments, at value*	Purchased options	17,276	—
	Credit	Written options, at value	Written options	—	(19,570)
	Credit	Swap contracts, at value	Credit default swapsˆ	165,208	—
				$718,593	($438,771)

79

DERIVATIVE INSTRUMENTS, CONTINUED

Portfolio	Risk	Statements of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liability derivatives fair value
Strategic Income Opportunities Trust	Interest rate	Receivable/payable for futures variation margin	Futures†	$615,253	—
	Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	824,130	($2,791,734)
	Foreign currency	Unaffiliated investments, at value*	Purchased options	914,821
				$2,354,204	($2,791,734)

†	Reflects cumulative appreciation/depreciation on futures as disclosed in the Portfolio of investments. Only the year end variation margin is separately disclosed on the Statements of assets and liabilities.

*	Purchased options are included in the Portfolio of investments

ˆ	Reflects cumulative value of swap contracts. Receivable/Payable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statements of assets and liabilities.

For financial reporting purposes, the portfolios do not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between a portfolio and the applicable counterparty. The table below reflects certain portfolios’ exposure to counterparties subject to an ISDA for OTC derivative transactions:

Other Financial Instruments	Asset	Liability
Global Bond Trust
Forward foreign currency contracts	$4,824,186	($4,159,245)
Purchased options	76,846	—
Written options	—	(209,522)
Interest rate swaps	169,765	—
Credit default swaps	16,454	(489,996)
Currency swaps	5,163,476	(53,615)
Volatility swaps	3,545	(10,341)
	$10,254,272	($4,922,719)

Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty	Collateral Posted by Portfolio	Net Exposure
Global Bond Trust
Bank of America, N.A.	$2,053,697	$1,720,000	—	$333,697
Barclays Capital	(412,136)	—	$284,912	(127,224)
BNP Paribas SA	(649,874)	—	603,997	(45,877)
Citibank N.A.	2,243,082	—	—	2,243,082
Credit Suisse	(18,990)	—	—	(18,990)
Deutsche Bank AG	149,650	—	—	149,650
Goldman Sachs Bank	2,541,701	—	—	2,541,701
Goldman Sachs International	(51,562)	—	—	(51,562)
HSBC Bank USA	(276,327)	—	276,327	—
JPMorgan Chase Bank N.A.	(302,622)	—	278,904	(23,718)
Morgan Stanley Bank, N.A.	346,041	340,000	—	6,041
Nomura Global Financial Products, Inc.	(18,306)	—	—	(18,306)
Royal Bank of Canada	(209,137)	—	—	(209,137)
Royal Bank of Scotland	171,766	10,000	—	161,766
Standard Chartered Bank	(84,311)	—	—	(84,311)
UBS AG	(151,119)	—	61,996	(89,123)
Totals	$5,331,553	$2,070,000	$1,506,136	$4,767,689

Effect of derivative instruments on the Statements of operations

The table below summarize the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2017:

	Statements of operations Location—Net realized gain (loss) on:
Portfolio	Risk	Unaffiliated Investments and Foreign Currency Transactions[1]	Futures Contracts	Forward Foreign Currency Contracts	Written Options	Swap Contracts	Total
Global Bond Trust	Credit	—	—	—	—	($1,088,031)	($1,088,031)
	Foreign currency	($80,016)	—	$1,604,391	$373,839	426,525	2,324,739
	Interest rate	15,247	$3,759,531	—	(469,076)	8,489,399	11,795,101
		($64,769)	$3,759,531	$1,604,391	($95,237)	$7,827,893	$13,031,809

80

DERIVATIVE INSTRUMENTS, CONTINUED

	Statements of operations Location—Net realized gain (loss) on:
Portfolio	Risk	Unaffiliated Investments and Foreign Currency Transactions[1]	Futures Contracts	Forward Foreign Currency Contracts	Written Options	Swap Contracts	Total
High Yield Trust	Credit	—	—	—	—	($197,870)	($197,870)
	Foreign currency	—	—	$54,519	—	—	54,519
	Interest rate	($53,349)	$42,951	—	$92,491	—	82,093
		($53,349)	$42,951	$54,519	$92,491	($197,870)	($61,258)
Investment Quality Bond Trust	Credit	—	—	—	—	$613,008	$613,008
	Foreign currency	$15,974	—	$25,635	$3,611	(9,752)	35,468
	Interest rate	—	$706,841	—	—	(127,387)	579,454
		$15,974	$706,841	$25,635	$3,611	$475,869	$1,227,930
New Income Trust	Credit	—	—	—	—	$51,323	$51,323
	Foreign currency	—	—	($115,281)	—	—	(115,281)
	Interest rate	($308,704)	($963,159)	—	$20,256	—	(1,251,607)
		($308,704)	($963,159)	($115,281)	$20,256	$51,323	($1,315,565)
Strategic Income Opportunities Trust	Foreign currency	($2,383,082)	—	($1,044,922)	($54,786)	—	($3,482,790)
	Interest rate	—	($3,119,035)	—	—	—	(3,119,035)
		($2,383,082)	(3,119,035)	($1,044,922)	($54,786)	—	($6,601,825)

[1]	Realized gain/loss associated with purchased options is included in this caption on the Statements of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2017:

	Statements of operations Location—Change in unrealized appreciation (depreciation) of:
Portfolio	Risk	Unaffiliated Investments and Foreign Currency Transactions[1]	Futures Contracts	Forward Foreign Currency Contracts	Written Options	Swap Contracts	Total
Global Bond Trust	Equity	$289	—	—	—	—	$289
	Credit	—	—	—	—	$269,806	269,806
	Foreign currency	(38,876)	—	($995,751)	($190,268)	9,364,894	8,139,999
	Interest rate	(404,247)	$659,991	—	726,614	(11,393,948)	(10,411,590)
		($442,834)	659,991	(995,751)	536,346	(1,759,248)	($2,001,496)
High Yield Trust	Foreign currency	—	—	$25,818	—	—	$25,818
	Interest rate	—	$35,293	—	—	—	35,293
	Credit	—	—	—	—	($149)	(149)
		—	$35,293	$25,818	—	($149)	$60,962
Investment Quality Bond Trust	Credit	—	—	—	—	($336,077)	($336,077)
	Foreign currency	$9,394	—	($291,683)	—	—	(282,289)
	Interest rate	—	($117,069)	—	—	77,442	(39,627)
		$9,394	($117,069)	($291,683)	—	($258,635)	($657,993)
New Income Trust	Credit	($27,902)	—	—	$56,224	$18,550	$46,872
	Foreign currency	—	—	($679,959)	—	—	(679,959)
	Interest rate	(24,724)	$349,977	—	—	—	325,253
		($52,626)	$349,977	($679,959)	$56,224	$18,550	($307,834)
Strategic Income Opportunities Trust	Foreign currency	$93,804	—	($4,369,412)	—	—	($4,275,608)
	Interest rate	—	$672,699	—	—	—	672,699
		$93,804	$672,699	($4,369,412)	—	—	($3,602,909)

[1]	Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statements of operations.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee.  Under an investment management agreement, the portfolios pay a daily management fee to the Advisor based on the net assets of the respective portfolio or aggregate net assets, which include the nets assets of the respective portfolio and the net assets of a similar portfolio of John Hancock Funds II (JHF II) unless otherwise noted. JHF II portfolios are advised by John Hancock Advisers LLC (JHA), an affiliate of the Advisor, and are distributed by an affiliate of the Advisor, John Hancock Funds, LLC. The annual rate for each portfolio is as follows:

•	Active Bond Trust — a) 0.60% of the first $2.5 billion of aggregate net assets; b) 0.575% of aggregate net assets between $2.5 billion and $5.0 billion; and c) 0.55% of the excess over $5.0 billion of aggregate net assets.

81

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

•	Bond Trust — a) 0.65% of the first $500 million of average net assets; b) 0.60% of the next $1 billion of average net assets; c) 0.575% of the next $1 billion of average net assets; d) 0.55% of the next $7.5 billion of average net assets; and e) 0.525% of the excess over $10 billion of average net assets.

•	Core Bond Trust — a) 0.69% of the first $200 million of aggregate net assets; b) 0.64% of aggregate net assets between $200 million and $400 million; and c) 0.57% of the excess over $400 million of aggregate net assets.

•	Global Bond Trust — a) 0.70% of the first $1 billion of aggregate net assets; and b) 0.65% of the excess over $1 billion of aggregate net assets. Prior to July 1, 2017, the management fee was as follows: 0.70% of the aggregate net assets.

•	High Yield Trust — a) 0.70% of the first $500 million of aggregate net assets and b) 0.65% of the excess over $500 million of aggregate net assets.

•	Investment Quality Bond Trust — a) 0.60% of the first $500 million of aggregate net assets and b) 0.55% of the excess over $500 million of aggregate net assets.

•	Money Market Trust — a) 0.50% of the first $500 million of aggregate net assets and b) 0.425% of the next $250 million aggregate net assets and c) 0.375% of the next $250 million aggregate net assets and d) 0.35% of the next $500 million aggregate net assets and e) 0.325% of the next $500 million aggregate net assets and f) 0.30% of the next $500 million aggregate net assets and g) 0.275% of the excess over $2.5 billion of aggregate net assets. Aggregate net assets include net assets of the portfolio and Money Market Fund, a series of John Hancock Current Interest.

•	New Income Trust — a) If the average net assets of the portfolio are less than $100 million i) 0.725% of the first $50 million average net assets and ii) 0.675% of the next $50 million average net assets; b) 0.650% of average net assets if the average net assets are between $100 million and $250 million; c) 0.600% of average net assets if the average net assets are between $250 million and $500 million; d) if the average net assets are between $500 million and $1 billion i) 0.575% of the first $500 million average net assets and ii) 0.550% of average net assets over $500 million and e) 0.550% of average net assets if the average net assets exceed $1 billion.

•	Short Term Government Income Trust — a) 0.57% of the first $250 million of aggregate net assets and b) 0.55% of the excess over $250 million of aggregate net assets.

•	Strategic Income Opportunities Trust — a) 0.700% of the first $500 million of aggregate net assets; b) 0.650% of the next $3 billion of aggregate net assets; c) 0.600% of the next $4 billion of aggregate net assets; d) 0.590% of the next $4.5 billion of aggregate net assets; and e) 0.575% of the excess over $12 billion of aggregate net assets. Aggregate net assets include the net assets of the portfolio, Strategic Income Opportunities Fund, a series of JHF II, and Strategic Income Opportunities Fund, a sub-fund of John Hancock Worldwide Investors, PLC.

•	Total Bond Market Trust — a) 0.47% of the first $1.5 billion of average net assets and b) 0.46% of the excess over $1.5 billion of average net assets.

•	Ultra Short Term Bond Trust — a) 0.55% of the first $250 million of average net assets and b) 0.53% of the excess over $250 million of average net assets.

The organizations described below act as the subadvisors to the Trust and its portfolios pursuant to Subadvisory Agreements with the Advisor. The portfolios’ management is allocated among the following managers:

Portfolio	Subadvisors
Active Bond Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Bond Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Core Bond Trust	Wells Capital Management, Inc.
Global Bond Trust	Pacific Investment Management Company, LLC
High Yield Trust	Western Asset Management Company (Sub-Subadvisor is Western Asset Management Company Limited)
Investment Quality Bond Trust	Wellington Management Company, LLP
Money Market Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1,2]
New Income Trust	T. Rowe Price Associates, Inc.
Short Term Government Income Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Strategic Income Opportunities Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Total Bond Market Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Ultra Short Term Bond Trust	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]

1 An affiliate of the Advisor.

[2]	Effective on May 1, 2017, John Hancock Asset Management a division of Manulife Asset Management (North America) Limited was replaced by John Hancock Asset Management a division of Manulife Asset Management (US) LLC.

The portfolios are not responsible for payment of the subadvisory fees.

Expense reimbursements.  The Advisor voluntarily agreed to waive a portion of its management fee if certain expenses of the respective portfolios exceed the percentage of average net assets detailed below. Expenses excluded from this waiver are taxes, portfolio brokerage commissions, interest expense, litigation and indemnification expenses, and extraordinary expenses not incurred in the ordinary course of the portfolios’ business, management fees, Rule 12b-1 fees, and fees under any agreements or plans of the portfolios dealing with services for shareholders and others with beneficial interest in shares of portfolios. This expense reduction will continue in effect until terminated by the Advisor.

Portfolio	Expense limitation as a percentage of average net assets
Active Bond Trust	0.15%
Bond Trust	0.15%
Core Bond Trust	0.15%
Global Bond Trust	0.15%
High Yield Trust	0.15%
Investment Quality Bond Trust	0.15%
Money Market Trust	0.15%
New Income Trust	0.15%
Short Term Government Income Trust	0.15%

82

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Portfolio	Expense limitation as a percentage of average net assets
Strategic Income Opportunities Trust	0.15%
Ultra Short Term Bond Trust	0.15%

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the portfolios (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended December 31, 2017, this waiver amounted to 0.01% of the portfolios’ average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the portfolios and with the approval of the Board of Trustees.

The Advisor has voluntarily agreed to reduce its management fee for portfolios that are subadvised by T. Rowe Price by the amount that the subadvisory fee is reduced pursuant to the subadvisory agreement with T. Rowe Price. This waiver impacts New Income Trust and may be terminated at any time by the Advisor.

The Distributor has voluntarily agreed to reimburse certain class-specific portfolio expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) for Money Market Trust to the extent necessary in order to maintain a minimum yield for all classes of the portfolio. In addition, the Advisor voluntarily agreed to reimburse certain portfolio expenses (consisting of management and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific portfolio expenses is fully utilized.

The Advisor has contractually agreed to waive its management fee on Money Market Trust in an amount so that the annual operating expenses do not exceed 0.28% of the portfolio’s average net assets. This waiver includes all expenses except taxes, brokerage commissions, interest expense, short dividends, acquired fund fees, class-specific expenses, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the portfolio’s business and underlying fund expenses. The expense waiver will remain in effect until April 30, 2018, and may terminate at any time thereafter.

The Advisor has contractually agreed to waive its management fee for Total Bond Market Trust in an amount so that annual operating expenses do not exceed 0.25% of the portfolio’s average net assets. This waiver includes all expenses except taxes, brokerage commissions, interest expense, short dividends, acquired fund fees, class-specific expenses, litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the portfolio’s business and underlying fund expenses. The expense waiver will remain in effect until April 30, 2018, and may terminate at any time thereafter.

Effective July 1, 2017, the Advisor has voluntarily agreed to waive its management fees by 0.02% of the portfolio’s average daily net assets of Bond Trust. This waiver may be terminated at any time by the Advisor.

For the year ended December 31, 2017, the expense reductions described above amounted to:

	Expense Reimbursement by Class
Portfolio	Series I	Series II	Series NAV	Total
Active Bond Trust	$3,259	$13,448	$43,354	$60,061
Bond Trust	36,424	89,204	1,557,025	1,682,653
Core Bond Trust	9,139	8,499	82,630	100,268
Global Bond Trust	3,098	6,421	37,630	47,149
High Yield Trust	6,919	5,134	8,018	20,071
Investment Quality Bond Trust	12,726	6,780	2,908	22,414
Money Market Trust	2,013,837	251,238	517,945	2,783,020
New Income Trust	—	—	238,401	238,401
Short Term Government Income Trust	3,220	2,467	19,508	25,195
Strategic Income Opportunities Trust	39,049	3,681	6,773	49,503
Total Bond Market Trust	639,362	172,036	721,791	1,533,189
Ultra Short Term Bond Trust	896	18,209	1,632	20,737

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2017 were equivalent to a net annual effective rate of the portfolios’ average daily net assets as follows:

Portfolio	Annual Effective Rate
Active Bond Trust	0.59%
Bond Trust	0.55%
Core Bond Trust	0.57%
Global Bond Trust	0.69%
High Yield Trust	0.68%
Investment Quality Bond Trust	0.59%
Money Market Trust	0.24%
New Income Trust	0.53%
Short Term Government Income Trust	0.55%
Strategic Income Opportunities Trust	0.62%
Total Bond Market Trust	0.20%
Ultra Short Term Bond Trust	0.54%

Accounting and legal services.  Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2017 amounted to an annual rate of 0.02% of the portfolios’ average daily net assets.

Distribution and service plans.  The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Series I and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfo-

83

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

lios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares:

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently, only 0.05% for Series I shares and 0.25% for Series II shares are charged for Rule 12b-1 fees.

Trustee expenses.  The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the portfolios based on their net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program.  Pursuant to an Exemptive Order issued by the SEC, the portfolios, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the portfolios to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The portfolios’ activity in this program during the year ended December 31, 2017 for which loans were outstanding was as follows:

Portfolio	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income
Active Bond Trust	Lender	$4,796,021	2	1.105%	$294
Bond Trust	Lender	2,754,496	1	0.880%	67
New Income Trust	Lender	21,414,614	1	1.250%	744
Short Term Government Income Trust	Lender	3,698,652	1	0.880%	90
Strategic Income Opportunities Trust	Lender	2,447,772	1	1.250%	85
Total Bond Market Trust	Lender	7,166,694	1	0.845%	168
Ultra Short Term Bond Trust	Lender	1,673,333	1	1.205%	56

6.  PORTFOLIO SHARE TRANSACTIONS Transactions in portfolios’ shares for the years ended December 31, 2017 and 2016 were as follows:

Active Bond Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	276,770	$2,689,754	241,973	$2,355,086
Distributions reinvested	144,439	1,387,594	161,517	1,542,926
Repurchased	(769,727)	(7,412,495)	(708,649)	(6,853,461)
Net decrease	(348,518)	($3,335,147)	(305,159)	($2,955,449)
Series II shares
Sold	1,673,847	$16,182,490	747,616	$7,279,480
Distributions reinvested	555,652	5,348,518	608,394	5,823,984
Repurchased	(2,439,734)	(23,653,040)	(3,198,894)	(31,044,394)
Net decrease	(210,235)	($2,122,032)	(1,842,884)	($17,940,930)
Series NAV shares
Sold	2,853,215	$27,535,145	894,251	$8,688,479
Distributions reinvested	1,936,555	18,608,778	2,109,280	20,167,995
Repurchased	(5,650,080)	(54,623,666)	(4,392,753)	(42,625,676)
Net decrease	(860,310)	($8,479,743)	(1,389,222)	($13,769,202)
Total net decrease	(1,419,063)	($13,936,922)	(3,537,265)	($34,665,581)

Bond Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,046,717	$14,147,423	863,855	$11,752,344
Issued in reorganization (Note 10)	—	—	363,902	4,996,868
Distributions reinvested	408,059	5,492,118	433,905	5,861,158
Repurchased	(1,775,971)	(24,069,460)	(1,691,936)	(23,181,354)
Net decrease	(321,195)	($4,429,919)	(30,274)	($570,984)
Series II shares
Sold	4,532,526	$61,379,591	16,590,635	$225,869,381
Issued in reorganization (Note 10)	—	—	2,125,600	29,207,548
Distributions reinvested	928,258	12,511,326	1,016,225	13,743,822
Repurchased	(6,852,164)	(92,871,091)	(20,151,466)	(275,705,115)
Net decrease	(1,391,380)	($18,980,174)	(419,006)	($6,884,364)
Series NAV shares
Sold	18,509,785	$250,098,366	89,018,798	$1,218,978,258
Issued in reorganization (Note 10)	—	—	2,033,139	27,910,506
Distributions reinvested	17,908,206	240,873,500	18,256,091	246,332,663
Repurchased	(27,124,782)	(369,057,373)	(112,046,695)	(1,529,764,417)
Net increase (decrease)	9,293,209	$121,914,493	(2,738,667)	($36,542,990)
Total net increase (decrease)	7,580,634	$98,504,400	(3,187,947)	($43,998,338)

84

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Core Bond Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	137,937	$1,820,316	601,178	$8,087,177
Distributions reinvested	283,346	3,731,183	199,038	2,640,445
Repurchased	(1,411,135)	(18,715,397)	(2,377,272)	(31,939,494)
Net decrease	(989,852)	($13,163,898)	(1,577,056)	($21,211,872)
Series II shares
Sold	269,333	$3,551,707	769,284	$10,288,956
Distributions reinvested	249,205	3,277,476	167,572	2,222,084
Repurchased	(1,556,141)	(20,581,211)	(2,080,085)	(27,899,818)
Net decrease	(1,037,603)	($13,752,028)	(1,143,229)	($15,388,778)
Series NAV shares
Sold	5,018,113	$66,035,959	3,340,471	$44,688,341
Distributions reinvested	2,718,006	35,620,974	1,619,357	21,383,522
Repurchased	(3,788,726)	(50,223,586)	(10,217,119)	(136,212,540)
Net increase (decrease)	3,947,393	$51,433,347	(5,257,291)	($70,140,677)
Total net increase (decrease)	1,919,938	$24,517,421	(7,977,576)	($106,741,327)

Global Bond Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	111,948	$1,434,604	294,937	$3,697,335
Distributions reinvested	66,595	857,452	—	—
Repurchased	(624,888)	(7,921,535)	(543,913)	(6,848,357)
Net decrease	(446,345)	($5,629,479)	(248,976)	($3,151,022)
Series II shares
Sold	444,359	$5,600,383	863,120	$10,640,272
Distributions reinvested	120,554	1,532,139	—	—
Repurchased	(1,062,465)	(13,195,002)	(1,644,878)	(20,387,802)
Net decrease	(497,552)	($6,062,480)	(781,758)	($9,747,530)
Series NAV shares
Sold	2,403,041	$30,104,857	866,165	$11,027,385
Distributions reinvested	851,515	10,920,850	—	—
Repurchased	(3,416,489)	(43,587,550)	(6,169,554)	(76,627,491)
Net decrease	(161,933)	($2,561,843)	(5,303,389)	($65,600,106)
Total net decrease	(1,105,830)	($14,253,802)	(6,334,123)	($78,498,658)

High Yield Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	931,315	$5,018,217	2,124,524	$10,549,739
Distributions reinvested	846,493	4,493,362	1,139,683	5,895,173
Repurchased	(3,246,154)	(17,556,275)	(3,804,563)	(19,548,599)
Net decrease	(1,468,346)	($8,044,696)	(540,356)	($3,103,687)
Series II shares
Sold	904,637	$4,995,297	1,925,994	$9,876,392
Distributions reinvested	584,852	3,173,281	808,972	4,271,567
Repurchased	(2,301,517)	(12,723,278)	(4,658,524)	(23,844,985)
Net decrease	(812,028)	($4,554,700)	(1,923,558)	($9,697,026)
Series NAV shares
Sold	2,734,052	$14,575,606	5,092,588	$25,520,865
Distributions reinvested	1,056,079	5,520,410	1,272,452	6,490,628
Repurchased	(5,675,046)	(29,999,296)	(4,670,586)	(23,938,137)
Net increase (decrease)	(1,884,915)	($9,903,280)	1,694,454	$8,073,356
Total net decrease	(4,165,289)	($22,502,676)	(769,460)	($4,727,357)

Investment Quality Bond Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	703,759	$7,885,068	745,948	$8,356,424
Distributions reinvested	423,026	4,732,125	410,450	4,588,529
Repurchased	(1,725,279)	(19,345,889)	(1,856,053)	(20,715,595)
Net decrease	(598,494)	($6,728,696)	(699,655)	($7,770,642)
Series II shares
Sold	1,289,291	$14,593,193	385,602	$4,311,115
Distributions reinvested	217,048	2,430,531	198,788	2,226,084
Repurchased	(1,662,575)	(18,681,180)	(1,343,883)	(15,081,193)
Net decrease	(156,236)	($1,657,456)	(759,493)	($8,543,994)
Series NAV shares
Sold	1,338,981	$14,982,023	3,069,130	$34,684,911
Distributions reinvested	88,330	984,545	138,919	1,546,878
Repurchased	(3,032,485)	(33,662,848)	(639,007)	(7,099,334)
Net increase (decrease)	(1,605,174)	($17,696,280)	2,569,042	$29,132,455
Total net increase (decrease)	(2,359,904)	($26,082,432)	1,109,894	$12,817,819

85

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Money Market Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	142,362,326	$142,362,326	363,226,069	$363,226,069
Distributions reinvested	8,897,345	8,897,345	1,247,556	1,247,556
Repurchased	(496,799,218)	(496,799,218)	(361,391,535)	(361,391,535)
Net increase (decrease)	(345,539,547)	($345,539,547)	3,082,090	$3,082,090
Series II shares
Sold	1,431,593	$1,431,593	502,625	$502,625
Distributions reinvested	723,458	723,458	—	—
Repurchased	(40,502,372)	(40,502,372)	(42,132,444)	(42,132,444)
Net decrease	(38,347,321)	($38,347,321)	(41,629,819)	($41,629,819)
Series NAV shares[1]
Sold	201,749,527	$201,749,527	112,106,339	$112,105,274
Issued in reorganization (Note 10)	—	—	401,438,296	401,438,296
Distributions reinvested	2,509,675	2,509,675	410,927	410,927
Repurchased	(200,633,559)	(200,633,559)	(120,024,924)	(120,024,924)
Net increase	3,625,643	$3,625,643	393,930,638	$393,929,573
Total net increase (decrease)	(380,261,225)	($380,261,225)	355,382,909	$355,381,844

[1]	After the close of business on April 29, 2016, holders of Series NAV shares of Money Market Trust B became owners of an equal number of full and fractional Series NAV shares of Money Market Trust. These shares were first offered on 5-2-16.

New Income Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	4,837,106	$61,534,811	3,090,628	$39,785,525
Distributions reinvested	3,053,099	38,813,218	3,630,486	46,491,297
Repurchased	(5,303,785)	(68,108,083)	(14,580,274)	(188,770,456)
Net increase (decrease)	2,586,420	$32,239,946	(7,859,160)	($102,493,634)

Short Term Government Income Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	401,498	$4,899,784	498,564	$6,148,925
Distributions reinvested	45,653	551,243	56,592	690,907
Repurchased	(648,349)	(7,880,796)	(841,596)	(10,386,560)
Net decrease	(201,198)	($2,429,769)	(286,440)	($3,546,728)
Series II shares
Sold	539,770	$6,571,427	880,172	$10,864,670
Distributions reinvested	28,756	347,618	39,769	485,869
Repurchased	(997,816)	(12,138,065)	(1,137,738)	(14,039,111)
Net decrease	(429,290)	($5,219,020)	(217,797)	($2,688,572)
Series NAV shares
Sold	1,969,515	$23,947,959	2,320,407	$28,706,988
Distributions reinvested	281,657	3,400,238	348,064	4,248,923
Repurchased	(3,175,716)	(38,661,162)	(2,191,071)	(27,054,204)
Net increase (decrease)	(924,544)	($11,312,965)	477,400	$5,901,707
Total net decrease	(1,555,032)	($18,961,754)	(26,837)	($333,593)

Strategic Income Opportunities Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,383,535	$32,791,634	3,985,139	$53,239,120
Distributions reinvested	1,102,814	15,162,535	869,842	11,665,965
Repurchased	(4,031,576)	(55,542,320)	(3,287,766)	(44,269,406)
Net increase (decrease)	(545,227)	($7,588,151)	1,567,215	$20,635,679
Series II shares
Sold	356,118	$4,924,438	158,727	$2,148,329
Distributions reinvested	95,685	1,319,118	77,371	1,040,246
Repurchased	(627,731)	(8,677,428)	(694,998)	(9,334,716)
Net decrease	(175,928)	($2,433,872)	(458,900)	($6,146,141)
Series NAV shares
Sold	2,252,316	$30,855,618	496,617	$6,632,632
Distributions reinvested	219,758	3,012,376	126,222	1,689,359
Repurchased	(365,898)	(5,032,768)	(2,207,735)	(29,615,943)
Net increase (decrease)	2,106,176	$28,835,226	(1,584,896)	($21,293,952)
Total net increase (decrease)	1,385,021	$18,813,203	(476,581)	($6,804,414)

86

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Total Bond Market Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	4,078,237	$41,798,046	7,188,540	$75,100,543
Distributions reinvested	693,670	7,033,373	597,946	6,096,494
Repurchased	(2,916,577)	(29,756,408)	(2,253,067)	(23,311,681)
Net increase	1,855,330	$19,075,011	5,533,419	$57,885,356
Series II shares
Sold	1,026,842	$10,547,069	3,272,000	$33,931,334
Distributions reinvested	158,910	1,612,989	198,021	2,022,600
Repurchased	(2,424,632)	(24,785,322)	(3,000,502)	(31,119,554)
Net increase (decrease)	(1,238,880)	($12,625,264)	469,519	$4,834,380
Series NAV shares
Sold	4,232,894	$43,113,197	3,638,378	$38,045,958
Distributions reinvested	749,602	7,595,586	740,312	7,543,409
Repurchased	(6,660,934)	(67,988,151)	(2,903,585)	(30,315,226)
Net increase (decrease)	(1,678,438)	($17,279,368)	1,475,105	$15,274,141
Total net increase (decrease)	(1,061,988)	($10,829,621)	7,478,043	$77,993,877

Ultra Short Term Bond Trust	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,158,878	$13,368,262	787,919	$9,193,951
Distributions reinvested	15,958	182,354	17,529	202,487
Repurchased	(1,302,411)	(15,013,533)	(626,669)	(7,298,107)
Net increase (decrease)	(127,575)	($1,462,917)	178,779	$2,098,331
Series II shares
Sold	5,771,585	$66,547,994	13,610,203	$158,655,022
Distributions reinvested	263,415	3,010,660	331,381	3,827,229
Repurchased	(11,281,374)	(130,034,777)	(10,850,824)	(126,361,097)
Net increase (decrease)	(5,246,374)	($60,476,123)	3,090,760	$36,121,154
Series NAV shares
Sold	1,818,364	$20,915,460	1,063,123	$12,413,398
Distributions reinvested	30,958	354,108	23,738	274,183
Repurchased	(781,874)	(9,029,965)	(865,591)	(10,094,696)
Net increase	1,067,448	$12,239,603	221,270	$2,592,885
Total net increase (decrease)	(4,306,501)	($49,699,437)	3,490,809	$40,812,370

For Core Bond Trust and Strategic Income Opportunities Trust, affiliates of the Trust owned 100%, 100% and 99% of shares of Series I, Series II and Series NAV, respectively. For all other portfolios, affiliates of the Trust owned 100% of shares of all series of the portfolios. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.

7.  PURCHASE AND SALE OF SECURITIES Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, are aggregated for the year ended December 31, 2017.

	Purchases		Sales
Portfolio	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Active Bond Trust	$280,990,545	$334,263,027	$281,638,795	$377,391,809
Bond Trust	5,486,338,261	2,983,388,559	5,318,480,899	3,002,451,452
Core Bond Trust	3,124,625,197	1,343,706,473	3,073,758,341	1,390,948,985
Global Bond Trust	245,742,912	108,354,182	242,748,968	63,713,053
High Yield Trust	—	149,301,097	2,466,348	172,169,902
Investment Quality Bond Trust	98,358,633	137,033,635	61,824,394	186,922,186
New Income Trust	128,311,622	741,461,697	108,788,264	699,417,654
Short Term Government Income Trust	56,968,781	85,308,778	44,450,423	110,458,956
Strategic Income Opportunities Trust	—	243,912,266	—	237,781,061
Total Bond Market Trust	119,538,370	141,073,453	136,111,094	143,789,858
Ultra Short Term Bond Trust	—	126,479,832	—	165,960,889

8.  INVESTMENT BY AFFILIATED FUNDS Certain investors in the portfolios are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the portfolios for the purpose of exercising management or control; however, this investment may represent a significant portion of each portfolio’s net assets. The following portfolios had an affiliated ownership of 5% or more of the portfolio’s net assets:

Portfolio	Affiliated Concentration
Bond Trust	92.1%
Core Bond Trust	65.1%
Global Bond Trust	64.2%
New Income Trust	100.0%
Short Term Government Income Trust	40.2%

9.  INTERFUND TRADING The portfolios are permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the portfolios from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under

87

INTERFUND TRADING, CONTINUED

the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2017, the portfolios engaged in securities purchases and sales with affiliated funds, some of which have different fiscal reporting periods, as follows:

Portfolio	Buy	Sell
Active Bond Trust	$31,996	$47,004,329
Global Bond Trust	12,146,602	7,678,132

10.  REORGANIZATIONS

Real Return Bond Trust.  On April 14, 2016, the shareholders of Real Return Bond Trust (the Acquired portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the Bond Trust (the Acquiring portfolio) with a value equal to the net assets transferred. The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired portfolio in exchange for shares of the Acquiring portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired portfolio; and (c) the distribution to Acquired portfolio’s shareholders of such Acquiring portfolio’s shares. The reorganization was intended to consolidate the Acquired portfolio with a portfolio with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired portfolio or its shareholders. Thus, the investments were transferred to the Acquiring portfolio at the Acquired portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired portfolios were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on April 29, 2016. The following outlines the reorganization:

Acquiring portfolio	Acquired portfolio	Net asset value of the Acquired portfolio	Depreciation of the Acquired portfolio Investment	Shares redeemed by the Acquired portfolio	Shares Issued by the Acquiring portfolio	Acquiring portfolio net assets prior to combination	Acquiring portfolio total net assets after combination
Bond Trust	Real Return Bond Trust	$62,114,922	($572,777)	5,556,689	4,522,641	$9,007,220,700	$9,069,335,622

See Note 6 for capital shares issued in connection with the above referenced reorganizations.

Money Market Trust B.  On April 14, 2016, the shareholders of Money Market Trust B (the Acquired portfolio) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of the Money Market Trust (the Acquiring portfolio) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired portfolio in exchange for shares of the Acquiring portfolio with a value equal to the net assets transferred; (b) the liquidation of the Acquired portfolio; and (c) the distribution to Acquired portfolio’s shareholders of such Acquiring portfolio’s shares. The reorganization was intended to consolidate the Acquired portfolio with a portfolio with similar objectives and achieve economies of scale. As a result of the reorganization, the Acquiring portfolio is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired portfolio or its shareholders. Thus, the investments were transferred to the Acquiring portfolio at the Acquired portfolio’s identified cost. All distributable amounts of net income and realized gains from the Acquired portfolio were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on April 29, 2016. The following outlines the reorganization:

Acquiring portfolio	Acquired portfolio	Net asset value of the Acquired portfolio	Appreciation of the Acquired portfolio Investment	Shares redeemed by the Acquired portfolio	Shares Issued by the Acquiring portfolio	Acquiring portfolio net assets prior to combination	Acquiring portfolio total net assets after combination
Money Market Trust	Money Market Trust B	$401,438,296	—	401,438,296	401,438,296	$1,988,580,331	$2,390,018,627

See Note 6 for capital shares issued in connection with the above referenced reorganizations.

11.  OTHER MATTERS The Trust and New Income Trust (the portfolio), have been named as defendants in a number of adversary proceedings in state and federal courts across the country arising out of an $8 billion leveraged buyout (“LBO”) transaction in 2007 whereby the Tribune Company (“Tribune”) converted to a privately held company. In Kirchner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons Action”), the plaintiff alleges that Tribune insiders and shareholders were overpaid for their Tribune stock and is attempting to obtain from former shareholders the proceeds received in connection with the LBO. This claim was brought as a putative defendant class action that names certain shareholders as representatives of a potential class comprised of all Tribune shareholders that tendered their shares in the LBO and received proceeds as a result, including certain John Hancock mutual funds. Certain John Hancock mutual funds received a total of approximately $49 million in connection with the LBO. In addition, a group of Tribune creditors filed fifty-three actions in various state and federal courts against former Tribune shareholders asserting state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC Actions”). The FitzSimons Action and the SLCFC Actions have been consolidated with the majority of the other LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litigation, No. 11-md-2696 (S.D.N.Y.). The amount at issue for the New Income Trust is approximately $2.1 million.

On September 23, 2013, the District Court granted defendants’ omnibus motion to dismiss the SLCFC Actions, concluding that the creditors lacked standing. Plaintiffs appealed to the U.S. Court of Appeals for the Second Circuit, and on March 29, 2016, the Second Circuit affirmed the dismissal of the state law constructive fraudulent transfer claims alleged in the SLCFC Actions. The Second Circuit concluded that the creditors had standing to pursue the claims, but that the claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On September 9, 2016, Plaintiffs filed a petition requesting that the U.S. Supreme Court agree to review the Second Circuit’s decision. The shareholder defendants filed a joint brief in opposition to the petition on October 24, 2016. The Supreme Court has not yet granted or denied the petition. Separately, in the FitzSimons Action, the shareholder defendants moved to dismiss the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. Federal law. On January 6, 2017, the U.S. District Court for the Southern District of New

88

OTHER MATTERS, CONTINUED

York granted the shareholder Defendants’ motion to dismiss the international fraudulent conveyance claim. On February 23, 2017, the judge issued an order stating that he intends to permit an interlocutory appeal of the dismissal order but will wait to do so until the Court has resolved the remaining motions to dismiss filed by the other defendants. On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law.

At this time, the portfolio cannot predict the outcome of these proceedings. If the proceeding were to be decided in a manner adverse to the portfolio or if the portfolio enters into a settlement agreement with the plaintiffs, the payment of such judgement or settlement could have an adverse effect on the portfolio’s net asset value.

In addition, in or around May 2015, certain John Hancock Funds were served with a complaint brought by the Motors Liquidation Avoidance Action Trust (the “Motors Trust”). The original defendant, JHVIT U.S. High Yield Bond Trust, merged into High Yield Trust on November 5, 2010. The complaint seeks disgorgement of certain amounts paid to the Term Loan Lenders as holders of indebtedness issued by General Motors pursuant to a $1.5 billion term loan, dated as of November 29, 2006 (as amended, the “Term Loan”) and argues that because certain of the collateral securing the Term Loan was allegedly released, the Term Loan is undersecured. The total amount at issue for High Yield Trust is approximately $9.1 million. The John Hancock Funds have joined a group of defendants represented by the law firm Kasowitz, Benson, Torres & Friedman LLP (the “Joint Defense Group”), and, through counsel, have been vigorously defending the action. Additionally, the John Hancock Funds have brought cross-claims against JPMorgan Chase Bank N.A. (“JPMorgan”) related to JPMorgan’s actions as administrative agent of the Term Loan.

The trial on the value of the remaining collateral commenced on April 24, 2017, and closing arguments took place on June 5, 2017. The trial focused on 40 representative assets (the “Representative Assets”), and addressed, inter alia: (1) whether the Representative Assets are fixtures and thus constitute the Term Loan Lenders’ remaining collateral, and (2) the value of, and the valuation methodology that should apply in valuing, each of the Representative Assets. On September 26, 2017 the judge issued an opinion and on October 10, 2017, the plaintiffs filed a motion for permission to appeal the judge’s decision. On December 12, 2017, the parties commenced mediation to try and extrapolate the Bankruptcy Court’s decision to each asset that may constitute the Term Loan Lenders’ remaining collateral.

With respect to the Hancock Funds’ cross-claims against JPMorgan, limited discovery is currently ongoing and dispositive motions on the cross-claims are not expected until after the mediation concludes.

High Yield Trust cannot predict the outcome of these proceedings. If the proceeding were to be decided in a manner adverse to High Yield Trust, or if High Yield Trust enters into a settlement agreement with the plaintiffs, the payment of such judgement or settlement could have an adverse effect on High Yield Trust’s net asset value.

12.  NEW RULE ISSUANCE In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the impact of ASU 2017-08 to the portfolios, if any.

89

John Hancock Variable Insurance Trust

Report of independent registered public accounting firm

To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of Active Bond Trust, Bond Trust, Core Bond Trust, Global Bond Trust, High Yield Trust, Investment Quality Bond Trust, Money Market Trust, New Income Trust, Short Term Government Income Trust, Strategic Income Opportunities Trust, Total Bond Market Trust, and Ultra Short Term Bond Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Active Bond Trust, Bond Trust, Core Bond Trust, Global Bond Trust, High Yield Trust, Investment Quality Bond Trust, Money Market Trust, New Income Trust, Short Term Government Income Trust, Strategic Income Opportunities Trust, Total Bond Market Trust, and Ultra Short Term Bond Trust (twelve of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 23, 2018

We have served as the auditor of one or more investment companies in the John Hancock family of funds since 1988.

90

John Hancock Variable Insurance Trust

Trustees and officers information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Hassell H. McClellan Born: 1945	Trustee (since 2005) and Chairperson of the Board (since 2017)
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis[2] Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess[2] Born: 1942	Trustee (since 2005)
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

91

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Theron S. Hoffman[2] Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates Born: 1946	Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000–2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998–2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014–2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015–2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012–2016), John Hancock retail funds[3]; Trustee (2005–2006 and since 2012) and Chairperson of the Board (2012–2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005–2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005–2016).

Steven R. Pruchansky Born: 1944	Trustee and Vice Chairperson of the Board (since 2012)
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014–2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

92

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012), and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Andrew G. Arnott Born: 1971	President and Non-Independent Trustee (since 2017)
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle Born: 1959	Non-Independent Trustee (since 2015)
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014–2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005–2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005–2010; 2012–2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005–2014 and since 2015).

Warren A. Thomson Born: 1955	Non-Independent Trustee (since 2012)
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

93

John Hancock Variable Insurance Trust

Trustees and officers information

Principal officers who are not Trustees

Name, Year of Birth	Position with the Trust	Principal Occupation(s) During Past Five Years
John J. Danello Born: 1955	Senior Vice President, Secretary, and Chief Legal Officer (since 2014)
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds[3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds[3], John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.
2	Member of the Audit Committee.
3	“John Hancock retail funds” currently is comprised of John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds. The information for the John Hancock retail funds category relates to service as a Trustee or Officer of any of these funds for the stated period.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

94

John Hancock Variable Insurance Trust

For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust’s Form N-Q is available electronically on the SEC website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

95

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

Management of the trust

Trustees

Hassell H. McClellan, *Chairperson*
Steven R. Pruchansky, *Vice Chairperson****
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham**
Grace K. Fey**
Theron S. Hoffman*
Deborah C. Jackson**
James M. Oates***
Gregory A. Russo***
Warren A. Thomson†

* Member of the Audit Committee
** Member of the Compliance Committee
*** Member of the Contracts, Legal & Risk Committee
† Non-Independent Trustee
\# Effective 6-20-17

Officers

Andrew G. Arnott, President
John J. Danello, Sr. Vice President, Secretary, and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer

Investment advisor

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHTBA 12/17
2/18

1115017: 1217

John Hancock

John Hancock

Variable Insurance Trust

Managed Volatility Aggressive Portfolio
(formerly Lifestyle Aggressive MVP)

Managed Volatility Balanced Portfolio
(formerly Lifestyle Balanced MVP)

Managed Volatility Conservative Portfolio
(formerly Lifestyle Conservative MVP)

Managed Volatility Growth Portfolio
(formerly Lifestyle Growth MVP)

Managed Volatility Moderate Porfolio
(formerly Lifestyle Moderate MVP)

eDelivery Your account at your fingertips.
Fast. Simple. Secure.

Sign up online and get immediate, secure access to your account details and documents for free.

Visit www.jhannuities.com
or call 1-800-344-1029 to register.

Annual Report

December 31, 2017

John Hancock Variable Insurance Trust

Annual report—table of contents

Managers’ commentary and portfolio performance (See below for each portfolio’s page #)	3

Shareholder expense example	9

Portfolio of investments (See below for each portfolio’s page #)	11–16

Statements of assets and liabilities	17

Statements of operations	18

Statements of changes in net assets	19

Financial highlights	20

Notes to financial statements	23

Report of independent registered public accounting firm	34

Trustees and officers information	35

For more information	39

Portfolio	Managers’ commentary and portfolio performance	Portfolio of investments
Managed Volatility Aggressive Portfolio	4	11
Managed Volatility Growth Portfolio	5	11
Managed Volatility Balanced Portfolio	6	13
Managed Volatility Moderate Portfolio	7	14
Managed Volatility Conservative Portfolio	8	15

2

John Hancock Variable Insurance Trust

Managers’ commentary and portfolio performance

Trust performance

In the following pages, we have set forth information regarding the performance of each Managed Volatility Portfolio of John Hancock Variable Insurance Trust (the trust or JHVIT). There are several ways to evaluate a portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance tables

The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return includes dividend reinvestments and is an expression of a portfolio’s total change in share value in percentage terms over a set period of time—one, five, and ten years (or since the portfolio’s inception if less than the applicable period). An average annual total return takes the portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the trust. If these were included, performance would be lower.

Graph—change in value of $10,000 investment and comparative indexes

The performance graph for each portfolio shows the change in value of a $10,000 investment over the life or 10-year period of each portfolio, whichever is shorter. Each portfolio’s performance is compared with the performance of one or more broad-based security indexes as a benchmark. All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gain distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the portfolio invests.

Portfolio managers’ commentary

Finally, we have provided a commentary by the portfolio managers regarding each portfolio’s performance during the year ended December 31, 2017. The views expressed are those of the portfolio managers as of December 31, 2017, and are subject to change based on market and other conditions. Information about a portfolio’s holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which may vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The portfolios are not insured by the FDIC; are not deposits or other obligations of, or guaranteed by, banks; and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the risks associated with the portfolios, see the Trust prospectus.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500 are trademarks of The McGraw-Hill Companies, Inc. Bloomberg Barclays is a registered trademark of Bloomberg LP. The Managed Volatility Portfolios are not sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in any Managed Volatility Portfolio.

3

Managed Volatility Aggressive Portfolio (formerly Lifestyle Aggressive MVP)

Subadvisors: John Hancock Asset Management a division of Manulife Asset Management (US) LLC (John Hancock Asset Management) (US));John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (John Hancock Asset Management (North America))
Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Jeffrey N. Given, CFA, Luning (Gary) Li, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio’s investment objective is to seek long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and primarily invests in equity funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 100% of net assets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
U.S. Large Cap	36.9
Large Blend	22.0
International Large Cap	12.4
Emerging Markets	7.8
U.S. Mid Cap	7.5
International Small Cap	5.3
U.S. Small Cap	5.3
Real Estate	1.9
Total Equity Asset Allocation	99.1
Short-term investments and other	0.9

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2017, the JHVIT Managed Volatility Aggressive Portfolio Series I shares returned 22.82% and the benchmark, a blend of 70% Russell 3000 Index and 30% MSCI EAFE Index, returned 22.50%.

Environment  >  Equity investors realized steady gains and minimal declines in 2017, especially from September on. For the first time, the widely followed S&P 500 Index delivered positive results in all 12 months of the calendar year, as measured by total return. Other major indices also did well, although small-capitalization shares notably lagged. Growth stocks were clear winners over value shares. Looking at the S&P 500 Index sectors, information technology was the year’s top-performing sector by a wide margin, lifted by standout results from large components such as Apple, Inc., Facebook, Inc., and Alphabet, Inc. (Google). On the negative side, the telecommunication services and energy sectors posted losses.

Like their U.S. counterparts, foreign stocks in developed markets posted solid returns in 2017, aided by improving economic and earnings growth, as well as a weaker U.S. dollar. Europe did better than Japan, but both regions delivered healthy double-digit gains. Emerging markets, as a whole, was one of the best-performing equity groups in 2017. Reasonably good outlooks for major industrial economies in the group, coupled with a weaker U.S. dollar, aided stocks in these markets.

From an asset allocation perspective, underweight positions in mid-cap U.S. equities and global developed bonds, as well as an overweight in emerging markets equity, contributed to returns. Individual contributors to returns included Blue Chip Growth (T. Rowe Price) and Capital Appreciation (Jennison).

An underweight position in international developed equity, and overweight positions in small-cap U.S. equity and short-term U.S. fixed income, detracted from returns. Individual holdings that detracted from returns included Emerging Markets Value (DFA) and Small Cap Value (Wellington).

Effective October 1, 2016, John Hancock Asset Management (JHAM) assumed oversight of the managed volatility program. This program was introduced in March 2014 and seeks to maintain volatility of the portfolio within a specified range and protect against the risk of a significant equity market decline by adjusting equity exposure in response to changing market conditions (within prescribed limits). Given low levels of market volatility the model maintained the portfolio’s equity allocation near its maximum.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Managed Volatility Aggressive Portfolio Series I	22.82%	8.66%	4.23%	51.49%	51.31%
Managed Volatility Aggressive Portfolio Series II	22.56%	8.43%	4.02%	49.92%	48.31%
Managed Volatility Aggressive Portfolio Series NAV	22.88%	8.71%	4.28%	51.84%	52.08%
S&P 500 Index[2,4]	21.83%	15.79%	8.50%	108.14%	126.03%
Blended Index[3,4]	22.50%	13.44%	6.79%	87.86%	92.97%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	The Blended Index is composed of 70% Russell 3000 Index and 30% MSCI EAFE Index.

4	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

4

Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP)

Subadvisors: John Hancock Asset Management (US); John Hancock Asset Management (North America)Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Jeffrey N. Given, CFA, Luning (Gary) Li, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio’s investment objective is to seek long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 77% of net assets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	34.0
U.S. Large Cap	18.5
International Large Cap	4.5
Emerging Markets	4.3
U.S. Mid Cap	4.0
U.S. Small Cap	3.1
International Small Cap	1.9
Total Equity Asset Allocation	70.3

Fixed Income Asset Allocation	% of Total
Intermediate Bond	22.3
Multi-Sector Bond	4.3
Global Bond	1.2
Short-Term Bond	0.4
Total Fixed Income Asset Allocation	28.2

Alternative Asset Allocation	% of Total
Global Conservative Absolute Return	0.2
Short-term investments and other	1.3

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2017, the JHVIT Managed Volatility Growth Portfolio Series I shares returned 18.59% and the benchmark, a blend of 49% Russell 3000 Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, and 21% MSCI EAFE Index, returned 16.52%.

Environment  >  Equity investors realized steady gains and minimal declines in 2017, especially from September on. For the first time, the widely followed S&P 500 Index delivered positive results in all 12 months of the calendar year, as measured by total return. Other major indices also did well, although small-capitalization shares notably lagged. Growth stocks were clear winners over value shares. Looking at the S&P 500 Index sectors, information technology was the year’s top-performing sector by a wide margin, lifted by standout results from large components such as Apple, Inc., Facebook, Inc., and Alphabet, Inc. (Google). On the negative side, the telecommunication services and energy sectors posted losses.

Like their U.S. counterparts, foreign stocks in developed markets posted solid returns in 2017, aided by improving economic and earnings growth, as well as a weaker U.S. dollar. Europe did better than Japan, but both regions delivered healthy double-digit gains. Emerging markets, as a whole, was one of the best-performing equity groups in 2017. Reasonably good outlooks for major industrial economies in the group, coupled with a weaker U.S. dollar, aided stocks in these markets.

In the bond market, longer-term Treasury yields stabilized in 2017 after surging near the end of 2016. However, short-term yields rose, especially from September onward, as investors factored in the likelihood of a third increase in the U.S. Federal Reserve’s key interest rate. The two-year Treasury note yield increased from 1.06% at the end of 2016 to 1.89% on the final day of 2017. Overall, the environment for high-quality bonds was positive but fairly muted.

From an asset allocation perspective, underweight positions in mid-cap U.S. equities and global developed bonds, as well as an overweight in emerging markets equity, contributed positively to returns. Individual contributors to returns included Blue Chip Growth (T. Rowe Price) and Capital Appreciation (Jennison).

An underweight position in international developed equity, and overweight positions in small-cap U.S. equity and short-term U.S. fixed income, detracted from returns. Individual holdings that detracted from returns included Emerging Markets Value (DFA) and Small Cap Value (Wellington).

Effective October 1, 2016, JHAM assumed oversight of the managed volatility program. This program, implemented using derivatives, was introduced in March 2014 and seeks to maintain volatility of the portfolio within a specified range and protect against the risk of a significant equity market decline by adjusting equity exposure in response to changing market conditions (within prescribed limits). Given low levels of market volatility in 2017, the model maintained an overweight to equity relative to the portfolio’s strategic equity percentage.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Managed Volatility Growth Portfolio Series I	18.59%	7.36%	4.33%	42.64%	52.75%
Managed Volatility Growth Portfolio Series II	18.35%	7.14%	4.11%	41.19%	49.62%
Managed Volatility Growth Portfolio Series NAV	18.71%	7.42%	4.37%	43.04%	53.45%
S&P 500 Index[2,5]	21.83%	15.79%	8.50%	108.14%	126.03%
Bloomberg Barclays U.S. Aggregate Bond Index[3,5]	3.54%	2.10%	4.01%	10.95%	48.11%
Blended Index[4,5]	16.52%	10.04%	6.25%	61.34%	83.36%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	The Blended Index is composed of 49% Russell 3000 Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, 21% MSCI EAFE Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

5

Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP)

Subadvisors: John Hancock Asset Management (US); John Hancock Asset Management (North America)Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Jeffrey N. Given, CFA, Luning (Gary) Li, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio’s investment objective is to seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 55% of net assets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	23.4
U.S. Large Cap	15.5
International Large Cap	2.6
U.S. Mid Cap	2.6
Emerging Markets	2.5
U.S. Small Cap	2.2
International Small Cap	1.1
Total Equity Asset Allocation	49.9

Fixed Income Asset Allocation	% of Total
Intermediate Bond	38.3
Multi-Sector Bond	7.5
Global Bond	2.1
Short-Term Bond	0.7
Total Fixed Income Asset Allocation	48.6

Alternative Asset Allocation	% of Total
Global Conservative Absolute Return	0.3
Short-term investments and other	1.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2017, the JHVIT Managed Volatility Balanced Portfolio Series I shares returned 14.13% and the benchmark, a blend of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index, and 15% MSCI EAFE Index, returned 12.67%.

Environment  >  Equity investors realized steady gains and minimal declines in 2017, especially from September on. For the first time, the widely followed S&P 500 Index delivered positive results in all 12 months of the calendar year, as measured by total return. Other major indices also did well, although small-capitalization shares notably lagged. Growth stocks were clear winners over value shares. Looking at the S&P 500 Index sectors, information technology was the year’s top-performing sector by a wide margin, lifted by standout results from large components such as Apple, Inc., Facebook, Inc., and Alphabet, Inc. (Google). On the negative side, the telecommunication services and energy sectors posted losses.

Like their U.S. counterparts, foreign stocks in developed markets posted solid returns in 2017, aided by improving economic and earnings growth, as well as a weaker U.S. dollar. Europe did better than Japan, but both regions delivered healthy double-digit gains. Emerging markets, as a whole, was one of the best-performing equity groups in 2017. Reasonably good outlooks for major industrial economies in the group, coupled with a weaker U.S. dollar, aided stocks in these markets.

In the bond market, longer-term Treasury yields stabilized in 2017 after surging near the end of 2016. However, short-term yields rose, especially from September onward, as investors factored in the likelihood of a third increase in the U.S. Federal Reserve’s key interest rate. The two-year Treasury note yield increased from 1.06% at the end of 2016 to 1.89% on the final day of 2017. Overall, the environment for high-quality bonds was positive but fairly muted.

From an asset allocation perspective, underweight positions in mid-cap U.S. equities and global developed bonds, as well as an overweight in emerging markets equity, contributed to returns. Individual contributors to returns included Blue Chip Growth (T. Rowe Price) and Capital Appreciation (Jennison).

An underweight position in international developed equity, and overweight positions in small-cap U.S. equity and short-term U.S. fixed income, detracted from returns. Individual holdings that detracted from returns included Emerging Markets Value (DFA) and Small Cap Value (Wellington).

Effective October 1, 2016, JHAM assumed oversight of the managed volatility program. This program, implemented using derivatives, was introduced in March 2014 and seeks to maintain volatility of the portfolio within a specified range and protect against the risk of a significant equity market decline by adjusting equity exposure in response to changing market conditions (within prescribed limits). Given low levels of market volatility in 2017, the model maintained an overweight to equity relative to the portfolio’s strategic equity percentage.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Managed Volatility Balanced Portfolio Series I	14.13%	6.58%	4.51%	37.51%	55.38%
Managed Volatility Balanced Portfolio Series II	13.82%	6.35%	4.29%	36.08%	52.21%
Managed Volatility Balanced Portfolio Series NAV	14.15%	6.63%	4.56%	37.86%	56.16%
S&P 500 Index[2,5]	21.83%	15.79%	8.50%	108.14%	126.03%
Bloomberg Barclays U.S. Aggregate Bond Index[3,5]	3.54%	2.10%	4.01%	10.95%	48.11%
Blended Index[4,5]	12.67%	7.77%	5.74%	45.38%	74.82%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	The Blended Index is composed of 50% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Russell 3000 Index, 15% MSCI EAFE Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

6

Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP)

Subadvisors: John Hancock Asset Management (US); John Hancock Asset Management (North America)Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Jeffrey N. Given, CFA, Luning (Gary) Li, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio’s investment objective is to seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 44% of net assets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	19.4
U.S. Large Cap	13.1
U.S. Mid Cap	1.9
U.S. Small Cap	1.8
Emerging Markets	1.7
International Large Cap	1.5
International Small Cap	0.6
Total Equity Asset Allocation	40.0

Fixed Income Asset Allocation	% of Total
Intermediate Bond	46.1
Multi-Sector Bond	9.1
Global Bond	2.4
Short-Term Bond	0.8
Total Fixed Income Asset Allocation	58.4

Alternative Asset Allocation	% of Total
Global Conservative Absolute Return	0.4
Short-term investments and other	1.2

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2017, the JHVIT Managed Volatility Moderate Portfolio Series I shares returned 11.88% and the benchmark, a blend of 60% Bloomberg Barclays U.S. Aggregate Bond Index, 28% Russell 3000 Index, and 12% MSCI EAFE Index, returned 10.79%.

Environment  >  Equity investors realized steady gains and minimal declines in 2017, especially from September on. For the first time, the widely followed S&P 500 Index delivered positive results in all 12 months of the calendar year, as measured by total return. Other major indices also did well, although small-capitalization shares notably lagged. Growth stocks were clear winners over value shares. Looking at the S&P 500 Index sectors, information technology was the year’s top-performing sector by a wide margin, lifted by standout results from large components such as Apple, Inc., Facebook, Inc., and Alphabet, Inc. (Google). On the negative side, the telecommunication services and energy sectors posted losses.

Like their U.S. counterparts, foreign stocks in developed markets posted solid returns in 2017, aided by improving economic and earnings growth, as well as a weaker U.S. dollar. Europe did better than Japan, but both regions delivered healthy double-digit gains. Emerging markets, as a whole, was one of the best-performing equity groups in 2017. Reasonably good outlooks for major industrial economies in the group, coupled with a weaker U.S. dollar, aided stocks in these markets.

In the bond market, longer-term Treasury yields stabilized in 2017 after surging near the end of 2016. However, short-term yields rose, especially from September onward, as investors factored in the likelihood of a third increase in the U.S. Federal Reserve’s key interest rate. The two-year Treasury note yield increased from 1.06% at the end of 2016 to 1.89% on the final day of 2017. Overall, the environment for high-quality bonds was positive but fairly muted.

From an asset allocation perspective, underweight positions in mid-cap U.S. equities and global developed bonds, as well as an overweight in emerging markets equity, contributed to returns. Individual contributors to returns included Blue Chip Growth (T. Rowe Price) and Capital Appreciation (Jennison).

An underweight position in international developed equity, and overweight positions in small-cap U.S. equity and short-term U.S. fixed income, detracted from returns. Individual holdings that detracted from returns included Emerging Markets Value (DFA) and Small Cap Value (Wellington).

Effective October 1, 2016, JHAM assumed oversight of the managed volatility program. This program, implemented using derivatives, was introduced in March 2014 and seeks to maintain volatility of the portfolio within a specified range and protect against the risk of a significant equity market decline by adjusting equity exposure in response to changing market conditions (within prescribed limits). Given low levels of market volatility in 2017, the model maintained an overweight to equity relative to the portfolio’s strategic equity percentage.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Managed Volatility Moderate Portfolio Series I	11.88%	6.19%	5.01%	35.01%	62.98%
Managed Volatility Moderate Portfolio Series II	11.65%	5.96%	4.79%	33.60%	59.72%
Managed Volatility Moderate Portfolio Series NAV	12.02%	6.24%	5.06%	35.31%	63.75%
S&P 500 Index[2,5]	21.83%	15.79%	8.50%	108.14%	126.03%
Bloomberg Barclays U.S. Aggregate Bond Index[3,5]	3.54%	2.10%	4.01%	10.95%	48.11%
Blended Index[4,5]	10.79%	6.64%	5.45%	37.88%	70.01%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	The Blended Index is composed of 60% Bloomberg Barclays U.S. Aggregate Bond Index, 28% Russell 3000 Index, 12% MSCI EAFE Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

7

Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP)

Subadvisors: John Hancock Asset Management (US); John Hancock Asset Management (North America)Portfolio Managers: Robert Boyda, Marcelle Daher, CFA, Jeffrey N. Given, CFA, Luning (Gary) Li, Nathan Thooft, CFA

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio’s investment objective is to seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses. The portfolio operates as a fund of funds and invests in both equity funds and fixed-income funds. The portfolio also may use certain risk management techniques to seek to manage the volatility of returns (i.e., standard deviation) and limit the magnitude of portfolio losses. The portfolio’s exposure to equity securities (either directly or through investment in underlying funds or derivatives) normally will not exceed 22% of net assets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES

Sector Weightings*
Equity Asset Allocation	% of Total
Large Blend	9.3
U.S. Large Cap	7.4
Emerging Markets	0.8
U.S. Small Cap	0.8
International Large Cap	0.7
U.S. Mid Cap	0.6
International Small Cap	0.3
Total Equity Asset Allocation	19.9

Fixed Income Asset Allocation	% of Total
Intermediate Bond	61.9
Multi-Sector Bond	12.2
Global Bond	3.4
Short-Term Bond	1.1
Total Fixed Income Asset Allocation	78.6

Alternative Asset Allocation	% of Total
Global Conservative Absolute Return	0.5
Short-term investments and other	1.0

*	As a percentage of net assets.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year ended December 31, 2017, the JHVIT Managed Volatility Conservative Portfolio Series I shares returned 7.82% and the benchmark, a blend of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index, and 6% MSCI EAFE Index, returned 7.11%.

Environment  >  Equity investors realized steady gains and minimal declines in 2017, especially from September on. For the first time, the widely followed S&P 500 Index delivered positive results in all 12 months of the calendar year, as measured by total return. Other major indices also did well, although small-capitalization shares notably lagged. Growth stocks were clear winners over value shares. Looking at the S&P 500 Index sectors, information technology was the year’s top-performing sector by a wide margin, lifted by standout results from large components such as Apple, Inc., Facebook, Inc., and Alphabet, Inc. (Google). On the negative side, the telecommunication services and energy sectors posted losses.

Like their U.S. counterparts, foreign stocks in developed markets posted solid returns in 2017, aided by improving economic and earnings growth, as well as a weaker U.S. dollar. Europe did better than Japan, but both regions delivered healthy double-digit gains. Emerging markets, as a whole, was one of the best-performing equity groups in 2017. Reasonably good outlooks for major industrial economies in the group, coupled with a weaker U.S. dollar, aided stocks in these markets.

In the bond market, longer-term Treasury yields stabilized in 2017 after surging near the end of 2016. However, short-term yields rose, especially from September onward, as investors factored in the likelihood of a third increase in the U.S. Federal Reserve’s key interest rate. The two-year Treasury note yield increased from 1.06% at the end of 2016 to 1.89% on the final day of 2017. Overall, the environment for high-quality bonds was positive but fairly muted.

From an asset allocation perspective, underweight positions in mid-cap U.S. equities and global developed bonds, as well as an overweight in emerging markets equity, contributed to returns. Individual contributors to returns included Blue Chip Growth (T. Rowe Price) and Capital Appreciation (Jennison).

An underweight position in international developed equity, and overweight positions in small-cap U.S. equity and short-term U.S. fixed income, detracted from returns. Individual holdings that detracted from returns included Emerging Markets Value (DFA) and Small Cap Value (Wellington).

Effective October 1, 2016, JHAM assumed oversight of the managed volatility program. This program, implemented using derivatives, was introduced in March 2014 and seeks to maintain volatility of the portfolio within a specified range and protect against the risk of a significant equity market decline by adjusting equity exposure in response to changing market conditions (within prescribed limits). Given low levels of market volatility in 2017, the model maintained an overweight to equity relative to the portfolio’s strategic equity percentage.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return
Period Ending December 31, 2017	1-year	5-year	10-year	5-year	10-year
Managed Volatility Conservative Portfolio Series I	7.82%	4.24%	4.55%	23.06%	56.08%
Managed Volatility Conservative Portfolio Series II	7.67%	4.04%	4.35%	21.90%	53.08%
Managed Volatility Conservative Portfolio Series NAV	7.94%	4.30%	4.61%	23.41%	56.99%
S&P 500 Index[2,5]	21.83%	15.79%	8.50%	108.14%	126.03%
Bloomberg Barclays U.S. Aggregate Bond Index[3,5]	3.54%	2.10%	4.01%	10.95%	48.11%
Blended Index[4,5]	7.11%	4.37%	4.78%	23.83%	59.52%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

3	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

4	The Blended Index is composed of 80% Bloomberg Barclays U.S. Aggregate Bond Index, 14% Russell 3000 Index, 6% MSCI EAFE Index.

5	It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

8

John Hancock Variable Insurance Trust

Shareholder expense example

As a shareholder of a John Hancock Variable Insurance Trust Managed Volatility Portfolio, you incur ongoing costs, such as management fees, distribution and service (Rule 12b-1) fees and other expenses. In addition to the operating expenses which the portfolio bears directly, the portfolio indirectly bears a pro rata share of the operating expenses of the affiliated underlying funds in which the portfolio invests. Because the affiliated underlying funds have varied operating expenses and transaction costs and the portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2017 through December 31, 2017).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1] 7/1/2017– 12/31/2017	Annualized Expense Ratio[2]
Managed Volatility Aggressive Portfolio
Series I — Actual	$1,000.00	$1,104.80	$0.48	0.09%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.46	0.09%
Series II — Actual	1,000.00	1,103.20	1.54	0.29%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%
Series NAV — Actual	1,000.00	1,104.30	0.21	0.04%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.20	0.04%
Managed Volatility Growth Portfolio
Series I — Actual	$1,000.00	$1,085.60	$0.47	0.09%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.46	0.09%
Series II — Actual	1,000.00	1,083.90	1.52	0.29%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%
Series NAV — Actual	1,000.00	1,086.00	0.21	0.04%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.20	0.04%
Managed Volatility Balanced Portfolio
Series I — Actual	$1,000.00	$1,063.70	$0.47	0.09%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.46	0.09%
Series II — Actual	1,000.00	1,062.90	1.51	0.29%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%
Series NAV — Actual	1,000.00	1,064.00	0.21	0.04%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.20	0.04%

9

John Hancock Variable Insurance Trust

Shareholder expense example

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Expenses Paid During Period[1] 7/1/2017– 12/31/2017	Annualized Expense Ratio[2]
Managed Volatility Moderate Portfolio
Series I — Actual	$1,000.00	$1,052.80	$0.47	0.09%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.46	0.09%
Series II — Actual	1,000.00	1,052.00	1.50	0.29%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%
Series NAV — Actual	1,000.00	1,053.30	0.21	0.04%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.20	0.04%
Managed Volatility Conservative Portfolio
Series I — Actual	$1,000.00	$1,032.70	$0.41	0.08%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.80	0.41	0.08%
Series II — Actual	1,000.00	1,031.80	1.43	0.28%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.80	1.43	0.28%
Series NAV — Actual	1,000.00	1,033.10	0.20	0.04%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,025.00	0.20	0.04%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

[2]	The portfolios’ expense ratios do not include fees and expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios. The range of expense ratios of the underlying funds held by the portfolios was as follows:

Period Ended	Managed Volatility Aggressive	Managed Volatility Growth	Managed Volatility Balanced	Managed Volatility Conservative	Managed Volatility Moderate
12/31/2017	0.35%–1.09%	0.35%–1.09%	0.35%–1.09%	0.54%–1.09%	0.54%–1.09%

10

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Managed Volatility Aggressive Portfolio

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 99.1%
Equity - 99.1%
Alpha Opportunities, Series NAV (Wellington)	550,230	$5,573,832
Blue Chip Growth, Series NAV (T. Rowe Price)	684,671	23,908,704
Capital Appreciation, Series NAV (Jennison)	1,579,058	23,164,780
Emerging Markets Equity, Class NAV (JHAM)
(B)(C)(D)	631,165	7,656,034
Emerging Markets Value, Series NAV (DFA)	2,164,722	22,967,701
Equity Income, Series NAV (T. Rowe Price)	2,239,460	39,011,391
Fundamental Large Cap Value, Class NAV
(JHAM) (C)(D)	2,212,978	31,977,527
International Growth, Class NAV (Wellington)	500,878	13,859,301
International Growth Stock, Series NAV (Invesco)	1,126,334	20,904,762
International Value, Series NAV (Templeton)	1,742,082	24,754,984
International Value Equity, Class NAV (JHAM)
(C)(D)	1,167,658	10,158,628
Mid Cap Stock, Series NAV (Wellington)	762,324	13,744,707
Mid Value, Series NAV (T. Rowe Price)	1,206,451	13,910,380
Multifactor Large Cap ETF (DFA) (B)	122,871	4,274,670
Multifactor Mid Cap ETF (DFA) (B)	62,781	2,141,460
Real Estate Securities, Series NAV (Deutsche)	379,115	7,426,860
Small Cap Growth, Series NAV (Wellington) (E)	569,442	5,836,777
Small Cap Value, Series NAV (Wellington)	255,360	5,153,166
Small Company Growth, Class NAV (Redwood)	221,063	4,611,377
Small Company Value, Series NAV
(T. Rowe Price)	247,802	5,156,760
Strategic Equity Allocation, Series NAV (JHAM)
(C)(D)	4,097,167	81,451,683
Strategic Growth, Class NAV (JHAM) (C)(D)	1,328,319	23,298,714
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $346,135,458)		$390,944,198

SHORT-TERM INVESTMENTS - 0.9%
Commercial paper - 0.1%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.600%, 01/29/2018 *	$170,000	169,788
Washington Gas Light Company
1.280%, 01/04/2018 *	175,000	174,284
		344,072
U.S. Government - 0.1%
U.S. Treasury Bill
1.065%, 01/18/2018 *	290,000	289,840
1.235%, 02/15/2018 *	365,000	364,448
		654,288
U.S. Government Agency - 0.7%
Federal Agricultural Mortgage Corp. Discount
Note
1.050%, 01/02/2018 *	219,000	218,994
Federal Home Loan Bank Discount Note
0.800%, 01/02/2018 *	437,000	436,991
1.000%, 01/02/2018 *	146,000	145,996
1.050%, 01/02/2018 *	858,000	857,975
1.178%, 03/23/2018 *	320,000	319,040
1.228%, 01/12/2018 *	340,000	339,878
Federal National Mortgage Association
0.900%, 01/02/2018 *	357,000	356,991
		2,675,865

Managed Volatility Aggressive Portfolio (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Money market funds - 0.0%
State Street Institutional U.S. Government Money
Market Fund, Premier Class, 1.2075% (F)	71,053	$71,053
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,746,084)		$3,745,278
Total Investments (Managed Volatility
Aggressive Portfolio) (Cost $349,881,542) -
100.0%		$394,689,476
Other assets and liabilities, net - (0.0%)		(21,055)
TOTAL NET ASSETS - 100.0%		$394,668,421

Security Abbreviations and Legend

(A)	The underlying portfolios’ subadvisor is shown parenthetically.
(B)	Fund is not a series of John Hancock Variable Insurance Trust, John Hancock Funds II or John Hancock Funds III.
(C)	The subadvisor is an affiliate of the advisor.
(D)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(E)	Non-income producing.
(F)	The rate shown is the annualized seven-day yield as of 12-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

Managed Volatility Growth Portfolio

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 98.7%
Equity - 70.3%
Alpha Opportunities, Series NAV (Wellington)	8,258,668	$83,660,311
Blue Chip Growth, Series NAV (T. Rowe Price)	8,435,356	294,562,630
Capital Appreciation, Series NAV (Jennison)	19,560,310	286,949,741
Emerging Markets Equity, Class NAV (JHAM)
(B)(C)(D)	8,960,950	108,696,326
Emerging Markets Value, Series NAV (DFA)	30,732,225	326,068,905
Equity Income, Series NAV (T. Rowe Price)	27,593,518	480,679,076
Fundamental Large Cap Value, Class NAV
(JHAM) (C)(D)	27,187,098	392,853,559
International Growth, Class NAV (Wellington)	4,587,259	126,929,452
International Growth Stock, Series NAV (Invesco)	10,433,367	193,643,297
International Value, Series NAV (Templeton)	20,351,475	289,194,454
International Value Equity, Class NAV (JHAM)
(C)(D)	3,863,819	33,615,228
Mid Cap Stock, Series NAV (Wellington)	9,101,927	164,107,751
Mid Value, Series NAV (T. Rowe Price)	15,458,792	178,239,869
Multifactor Large Cap ETF (DFA) (B)	3,161,998	110,005,594
Multifactor Mid Cap ETF (DFA) (B)	1,613,118	55,023,455
Small Cap Growth, Series NAV (Wellington) (E)	8,485,972	86,981,213
Small Cap Value, Series NAV (Wellington)	3,789,984	76,481,867
Small Company Growth, Class NAV (Redwood)	3,284,288	68,510,249
Small Company Value, Series NAV
(T. Rowe Price)	3,726,888	77,556,529
Strategic Equity Allocation, Series NAV (JHAM)
(C)(D)	166,988,261	3,319,726,637
Strategic Growth, Class NAV (JHAM) (C)(D)	16,338,171	286,571,525
		7,040,057,668
Fixed income - 28.2%
Bond, Series NAV (JHAM) (C)(D)	132,371,583	1,775,102,925
Core Bond, Series NAV (Wells Capital)	19,289,829	251,153,580
Global Bond, Series NAV (PIMCO)	9,163,183	117,930,165
New Income, Series NAV (T. Rowe Price)	34,274,030	434,594,695
Short Term Government Income, Series NAV
(JHAM) (C)(D)	2,879,580	34,612,555

The accompanying notes are an integral part of the financial statements.	11

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Managed Volatility Growth Portfolio (continued)

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (continued)
Fixed income (continued)
Total Return, Class NAV (PIMCO)	15,574,165	$210,095,482
		2,823,489,402
Alternative - 0.2%
Global Conservative Absolute Return, Class NAV
(Standard Life) (B)(E)	2,663,770	24,719,790
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $8,662,689,744)		$9,888,266,860

SHORT-TERM INVESTMENTS - 1.0%
Commercial paper - 0.3%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.600%, 01/29/2018 *	$4,530,000	4,524,363
BNP Paribas SA
1.530%, 02/20/2018 *	4,885,000	4,874,619
Exxon Mobil Corp.
1.380%, 01/17/2018 *	1,950,000	1,948,804
Illinois Tool Works, Inc.
1.250%, 01/03/2018 *	4,825,000	4,824,010
Praxair, Inc.
1.500%, 02/15/2018 *	830,000	828,444
Telstra Corp., Ltd.
1.600%, 01/18/2018 *	4,625,000	4,620,624
Washington Gas Light Company
1.280%, 01/04/2018 *	4,765,000	4,745,508
Wells Fargo Bank NA
1.503%, 02/06/2018 *	300,000	300,035
		26,666,407
U.S. Government - 0.2%
U.S. Treasury Bill
1.065%, 01/18/2018 *	10,320,000	10,314,318
1.235%, 02/15/2018 *	9,220,000	9,206,055
		19,520,373
U.S. Government Agency - 0.5%
Federal Agricultural Mortgage Corp. Discount
Note
1.050%, 01/02/2018 *	3,822,000	3,821,889

Managed Volatility Growth Portfolio (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Government Agency (continued)
Federal Home Loan Bank Discount Note
0.800%, 01/02/2018 *	$7,644,000	$7,643,830
1.000%, 01/02/2018 *	2,548,000	2,547,929
1.050%, 01/02/2018 *	14,992,000	14,991,563
1.178%, 03/23/2018 *	10,170,000	10,139,490
1.228%, 01/12/2018 *	8,035,000	8,032,123
Federal National Mortgage Association
0.900%, 01/02/2018 *	6,231,000	6,230,844
		53,407,668
Money market funds - 0.0%
State Street Institutional U.S. Government Money
Market Fund, Premier Class, 1.2075% (F)	1,313,889	1,313,889
TOTAL SHORT-TERM INVESTMENTS
(Cost $100,932,455)		$100,908,337
Total Investments (Managed Volatility Growth
Portfolio) (Cost $8,763,622,199) - 99.7%		$9,989,175,197
Other assets and liabilities, net - 0.3%		29,861,917
TOTAL NET ASSETS - 100.0%		$10,019,037,114

Security Abbreviations and Legend

(A)	The underlying portfolios’ subadvisor is shown parenthetically.
(B)	Fund is not a series of John Hancock Variable Insurance Trust, John Hancock Funds II or John Hancock Funds III.
(C)	The subadvisor is an affiliate of the advisor.
(D)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(E)	Non-income producing.
(F)	The rate shown is the annualized seven-day yield as of 12-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
British Pound Currency Futures	402	Long	Mar 2018	$33,756,628	$34,061,963	$305,335
Euro FX Futures	475	Long	Mar 2018	70,503,281	71,698,281	1,195,000
Euro STOXX 50 Index Futures	1,691	Long	Mar 2018	71,941,324	70,871,055	(1,070,269)
FTSE 100 Index Futures	341	Long	Mar 2018	33,626,113	35,165,461	1,539,348
Japanese Yen Currency Futures	292	Long	Mar 2018	32,813,999	32,536,100	(277,899)
MSCI Emerging Markets Index Futures	1,623	Long	Mar 2018	89,191,227	94,434,255	5,243,028
Nikkei 225 Index Futures	162	Long	Mar 2018	32,695,963	32,709,119	13,156
Russell 2000 Index E-Mini Futures	407	Long	Mar 2018	30,921,978	31,267,775	345,797
S&P 500 Index E-Mini Futures	3,161	Long	Mar 2018	415,820,304	422,941,800	7,121,496
S&P MidCap 400 Index E-Mini Futures	402	Long	Mar 2018	75,704,306	76,476,480	772,174
						$15,187,166

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

The accompanying notes are an integral part of the financial statements.	12

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Managed Volatility Balanced Portfolio

	Shares or
	Principal
	Amount	Value

AFFILIATED INVESTMENT COMPANIES (A) - 98.8%
Equity - 49.9%
Alpha Opportunities, Series NAV (Wellington)	4,326,775	$43,830,227
Blue Chip Growth, Series NAV (T. Rowe Price)	5,554,747	193,971,765
Capital Appreciation, Series NAV (Jennison)	12,811,776	187,948,754
Emerging Markets Equity, Class NAV (JHAM)
(B)(C)(D)	4,040,518	49,011,487
Emerging Markets Value, Series NAV (DFA)	13,856,621	147,018,752
Equity Income, Series NAV (T. Rowe Price)	18,070,926	314,795,532
Fundamental Large Cap Value, Class NAV
(JHAM) (C)(D)	17,812,204	257,386,344
International Growth, Class NAV (Wellington)	2,157,336	59,693,478
International Growth Stock, Series NAV (Invesco)	4,780,353	88,723,359
International Value, Series NAV (Templeton)	10,413,029	147,969,135
Mid Cap Stock, Series NAV (Wellington)	4,397,820	79,292,689
Mid Value, Series NAV (T. Rowe Price)	6,919,428	79,781,003
Multifactor Large Cap ETF (DFA) (B)	2,467,609	85,847,870
Multifactor Mid Cap ETF (DFA) (B)	1,260,752	43,004,251
Small Cap Growth, Series NAV (Wellington) (E)	4,909,352	50,320,855
Small Cap Value, Series NAV (Wellington)	2,149,487	43,376,652
Small Company Growth, Class NAV (Redwood)	1,788,711	37,312,504
Small Company Value, Series NAV
(T. Rowe Price)	2,091,488	43,523,863
Strategic Equity Allocation, Series NAV (JHAM)
(C)(D)	90,615,222	1,801,430,605
Strategic Growth, Class NAV (JHAM) (C)(D)	10,715,474	187,949,417
		3,942,188,542
Fixed income - 48.6%
Bond, Series NAV (JHAM) (C)(D)	178,601,968	2,395,052,395
Core Bond, Series NAV (Wells Capital)	26,429,018	344,105,815
Global Bond, Series NAV (PIMCO)	12,359,712	159,069,491
New Income, Series NAV (T. Rowe Price)	46,959,104	595,441,440
Short Term Government Income, Series NAV
(JHAM) (C)(D)	4,530,316	54,454,400
Total Return, Class NAV (PIMCO)	21,298,200	287,312,722
		3,835,436,263
Alternative - 0.3%
Global Conservative Absolute Return, Class NAV
(Standard Life) (B)(E)	2,559,231	23,749,666
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $7,229,036,149)		$7,801,374,471

SHORT-TERM INVESTMENTS - 1.0%
Commercial paper - 0.2%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.600%, 01/29/2018 *	$3,645,000	3,640,464
BNP Paribas SA
1.530%, 02/20/2018 *	3,660,000	3,652,223
Exxon Mobil Corp.
1.380%, 01/17/2018 *	1,570,000	1,569,037
Illinois Tool Works, Inc.
1.250%, 01/03/2018 *	3,680,000	3,679,246

Managed Volatility Balanced Portfolio (continued)

	Shares or
	Principal
	Amount	Value

SHORT-TERM INVESTMENTS (continued)
Commercial paper (continued)
Praxair, Inc.
1.500%, 02/15/2018 *	$670,000	$668,744
Telstra Corp., Ltd.
1.600%, 01/18/2018 *	3,680,000	3,676,518
Washington Gas Light Company
1.280%, 01/04/2018 *	3,605,000	3,590,253
		20,476,485
U.S. Government - 0.2%
U.S. Treasury Bill
1.065%, 01/18/2018 *	6,900,000	6,896,201
1.235%, 02/15/2018 *	7,330,000	7,318,913
		14,215,114
U.S. Government Agency - 0.6%
Federal Agricultural Mortgage Corp. Discount
Note
1.050%, 01/02/2018 *	3,363,000	3,362,902
Federal Home Loan Bank Discount Note
0.800%, 01/02/2018 *	6,727,000	6,726,851
1.000%, 01/02/2018 *	2,242,000	2,241,938
1.050%, 01/02/2018 *	13,193,000	13,192,614
1.178%, 03/23/2018 *	6,930,000	6,909,210
1.228%, 01/12/2018 *	7,335,000	7,332,374
Federal National Mortgage Association
0.900%, 01/02/2018 *	5,484,000	5,483,863
		45,249,752
Money market funds - 0.0%
State Street Institutional U.S. Government Money
Market Fund, Premier Class, 1.2075% (F)	1,189,879	1,189,879
TOTAL SHORT-TERM INVESTMENTS
(Cost $81,149,188)		$81,131,230
Total Investments (Managed Volatility
Balanced Portfolio) (Cost $7,310,185,337) -
99.8%		$7,882,505,701
Other assets and liabilities, net - 0.2%		16,472,825
TOTAL NET ASSETS - 100.0%		$7,898,978,526

Security Abbreviations and Legend

(A)	The underlying portfolios’ subadvisor is shown parenthetically.
(B)	Fund is not a series of John Hancock Variable Insurance Trust, John Hancock Funds II or John Hancock Funds III.
(C)	The subadvisor is an affiliate of the advisor.
(D)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(E)	Non-income producing.
(F)	The rate shown is the annualized seven-day yield as of 12-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
British Pound Currency Futures	204	Long	Mar 2018	$17,130,229	$17,285,175	$154,946
Euro FX Futures	260	Long	Mar 2018	38,591,270	39,245,375	654,105
Euro STOXX 50 Index Futures	890	Long	Mar 2018	37,865,403	37,300,555	(564,848)
FTSE 100 Index Futures	175	Long	Mar 2018	17,256,803	18,046,791	789,988
Japanese Yen Currency Futures	153	Long	Mar 2018	17,193,637	17,048,025	(145,612)
MSCI Emerging Markets Index Futures	795	Long	Mar 2018	43,688,863	46,257,075	2,568,212

The accompanying notes are an integral part of the financial statements.	13

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Managed Volatility Balanced Portfolio (continued)

FUTURES (continued)

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
Nikkei 225 Index Futures	85	Long	Mar 2018	$17,155,289	$17,162,192	$6,903
Russell 2000 Index E-Mini Futures	227	Long	Mar 2018	17,246,410	17,439,275	192,865
S&P 500 Index E-Mini Futures	1,883	Long	Mar 2018	247,703,142	251,945,400	4,242,258
S&P MidCap 400 Index E-Mini Futures	225	Long	Mar 2018	42,371,813	42,804,000	432,187
						$8,331,004

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Managed Volatility Moderate Portfolio

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 98.8%
Equity - 40.0%
Alpha Opportunities, Series NAV (Wellington)	749,564	$7,593,086
Blue Chip Growth, Series NAV (T. Rowe Price)	1,455,938	50,841,368
Capital Appreciation, Series NAV (Jennison)	3,358,957	49,275,905
Emerging Markets Equity, Class NAV (JHAM)
(B)(C)(D)	797,243	9,670,554
Emerging Markets Value, Series NAV (DFA)	2,734,154	29,009,375
Equity Income, Series NAV (T. Rowe Price)	4,717,659	82,181,617
Fundamental Large Cap Value, Class NAV
(JHAM) (C)(D)	4,659,605	67,331,286
International Growth, Class NAV (Wellington)	355,364	9,832,911
International Growth Stock, Series NAV (Invesco)	788,772	14,639,604
International Value, Series NAV (Templeton)	1,739,905	24,724,055
Mid Cap Stock, Series NAV (Wellington)	1,174,164	21,170,184
Mid Value, Series NAV (T. Rowe Price)	1,846,862	21,294,317
Small Cap Growth, Series NAV (Wellington) (E)	1,178,803	12,082,734
Small Cap Value, Series NAV (Wellington)	517,348	10,440,074
Small Company Growth, Class NAV (Redwood)	429,632	8,962,132
Small Company Value, Series NAV
(T. Rowe Price)	501,942	10,445,409
Strategic Equity Allocation, Series NAV (JHAM)
(C)(D)	21,948,750	436,341,158
Strategic Growth, Class NAV (JHAM) (C)(D)	2,803,231	49,168,680
		915,004,449
Fixed income - 58.4%
Bond, Series NAV (JHAM) (C)(D)	62,363,445	836,293,804
Core Bond, Series NAV (Wells Capital)	9,206,325	119,866,350
Global Bond, Series NAV (PIMCO)	4,337,845	55,828,069
New Income, Series NAV (T. Rowe Price)	16,369,278	207,562,442
Short Term Government Income, Series NAV
(JHAM) (C)(D)	1,484,353	17,841,918
Total Return, Class NAV (PIMCO)	7,439,117	100,353,686
		1,337,746,269
Alternative - 0.4%
Global Conservative Absolute Return, Class NAV
(Standard Life) (B)(E)	1,018,865	9,455,067
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $2,149,639,607)		$2,262,205,785

SHORT-TERM INVESTMENTS - 1.1%
Commercial paper - 0.2%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.600%, 01/29/2018 *	$1,120,000	1,118,606
BNP Paribas SA
1.530%, 02/20/2018 *	985,000	982,907
Exxon Mobil Corp.
1.380%, 01/17/2018 *	480,000	479,706
Illinois Tool Works, Inc.
1.250%, 01/03/2018 *	1,005,000	1,004,794

Managed Volatility Moderate Portfolio (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Commercial paper (continued)
Telstra Corp., Ltd.
1.600%, 01/18/2018 *	$1,145,000	$1,143,917
Washington Gas Light Company
1.280%, 01/04/2018 *	980,000	975,991
		5,705,921
U.S. Government - 0.2%
U.S. Treasury Bill
1.065%, 01/18/2018 *	1,665,000	1,664,083
1.235%, 02/15/2018 *	2,060,000	2,056,884
		3,720,967
U.S. Government Agency - 0.7%
Federal Agricultural Mortgage Corp. Discount
Note
1.050%, 01/02/2018 *	1,219,000	1,218,964
Federal Home Loan Bank Discount Note
0.800%, 01/02/2018 *	2,439,000	2,438,946
1.000%, 01/02/2018 *	813,000	812,978
1.050%, 01/02/2018 *	4,783,000	4,782,861
1.178%, 03/23/2018 *	1,700,000	1,694,900
1.228%, 01/12/2018 *	2,060,000	2,059,261
Federal National Mortgage Association
0.900%, 01/02/2018 *	1,987,000	1,986,950
		14,994,860
Money market funds - 0.0%
State Street Institutional U.S. Government Money
Market Fund, Premier Class, 1.2075% (F)	430,619	430,619
TOTAL SHORT-TERM INVESTMENTS
(Cost $24,857,200)		$24,852,367
Total Investments (Managed Volatility
Moderate Portfolio) (Cost $2,174,496,807)
- 99.9%		$2,287,058,152
Other assets and liabilities, net - 0.1%		3,322,167
TOTAL NET ASSETS - 100.0%		$2,290,380,319

Security Abbreviations and Legend

(A)	The underlying portfolios’ subadvisor is shown parenthetically.
(B)	Fund is not a series of John Hancock Variable Insurance Trust, John Hancock Funds II or John Hancock Funds III.
(C)	The subadvisor is an affiliate of the advisor.
(D)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(E)	Non-income producing.
(F)	The rate shown is the annualized seven-day yield as of 12-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	14

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Managed Volatility Moderate Portfolio (continued)

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
British Pound Currency Futures	41	Long	Mar 2018	$3,442,840	$3,473,981	$31,141
Euro FX Futures	51	Long	Mar 2018	7,569,826	7,698,131	128,305
Euro STOXX 50 Index Futures	186	Long	Mar 2018	7,913,120	7,795,397	(117,723)
FTSE 100 Index Futures	34	Long	Mar 2018	3,352,751	3,506,234	153,483
Japanese Yen Currency Futures	27	Long	Mar 2018	3,034,171	3,008,475	(25,696)
MSCI Emerging Markets Index Futures	142	Long	Mar 2018	7,803,545	8,262,270	458,725
Nikkei 225 Index Futures	17	Long	Mar 2018	3,431,057	3,432,438	1,381
Russell 2000 Index E-Mini Futures	51	Long	Mar 2018	3,874,744	3,918,075	43,331
S&P 500 Index E-Mini Futures	401	Long	Mar 2018	52,750,377	53,653,800	903,423
S&P MidCap 400 Index E-Mini Futures	42	Long	Mar 2018	7,909,405	7,990,080	80,675
						$1,657,045

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Managed Volatility Conservative Portfolio

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 99.0%
Equity - 19.9%
Blue Chip Growth, Series NAV (T. Rowe Price)	486,190	$16,977,749
Capital Appreciation, Series NAV (Jennison)	1,124,595	16,497,809
Emerging Markets Equity, Class NAV (JHAM)
(B)(C)(D)	227,800	2,763,211
Emerging Markets Value, Series NAV (DFA)	781,432	8,290,988
Equity Income, Series NAV (T. Rowe Price)	1,577,525	27,480,478
Fundamental Large Cap Value, Class NAV
(JHAM) (C)(D)	1,553,442	22,447,234
International Growth, Class NAV (Wellington)	97,394	2,694,882
International Growth Stock, Series NAV (Invesco)	218,947	4,063,656
International Value, Series NAV (Templeton)	476,810	6,775,470
Mid Cap Stock, Series NAV (Wellington)	213,881	3,856,280
Mid Value, Series NAV (T. Rowe Price)	338,229	3,899,780
Small Cap Growth, Series NAV (Wellington) (E)	319,428	3,274,135
Small Cap Value, Series NAV (Wellington)	138,008	2,785,010
Small Company Growth, Class NAV (Redwood)	114,973	2,398,330
Small Company Value, Series NAV
(T. Rowe Price)	135,649	2,822,856
Strategic Equity Allocation, Series NAV (JHAM)
(C)(D)	6,337,607	125,991,621
Strategic Growth, Class NAV (JHAM) (C)(D)	940,948	16,504,234
		269,523,723
Fixed income - 78.6%
Bond, Series NAV (JHAM) (C)(D)	49,476,280	663,476,919
Core Bond, Series NAV (Wells Capital)	7,320,467	95,312,486
Global Bond, Series NAV (PIMCO)	3,527,468	45,398,514
New Income, Series NAV (T. Rowe Price)	13,020,838	165,104,231
Short Term Government Income, Series NAV
(JHAM) (C)(D)	1,239,808	14,902,490
Total Return, Class NAV (PIMCO)	5,906,935	79,684,556
		1,063,879,196
Alternative - 0.5%
Global Conservative Absolute Return, Class NAV
(Standard Life) (B)(E)	796,193	7,388,671
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $1,342,240,205)		$1,340,791,590

SHORT-TERM INVESTMENTS - 0.9%
Commercial paper - 0.2%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.600%, 01/29/2018 *	$535,000	534,334

Managed Volatility Conservative Portfolio (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Commercial paper (continued)
BNP Paribas SA
1.530%, 02/20/2018 *	$470,000	$469,001
Illinois Tool Works, Inc.
1.250%, 01/03/2018 *	490,000	489,899
Telstra Corp., Ltd.
1.600%, 01/18/2018 *	550,000	549,480
Washington Gas Light Company
1.280%, 01/04/2018 *	475,000	473,057
		2,515,771
U.S. Government - 0.2%
U.S. Treasury Bill
1.065%, 01/18/2018 *	825,000	824,546
1.235%, 02/15/2018 *	1,025,000	1,023,450
		1,847,996
U.S. Government Agency - 0.5%
Federal Agricultural Mortgage Corp. Discount
Note
1.050%, 01/02/2018 *	577,000	576,983
Federal Home Loan Bank Discount Note
0.800%, 01/02/2018 *	1,154,000	1,153,974
1.000%, 01/02/2018 *	385,000	384,990
1.050%, 01/02/2018 *	2,264,000	2,263,934
1.178%, 03/23/2018 *	880,000	877,360
1.228%, 01/12/2018 *	1,030,000	1,029,631
Federal National Mortgage Association
0.900%, 01/02/2018 *	941,000	940,976
		7,227,848
Money market funds - 0.0%
State Street Institutional U.S. Government Money
Market Fund, Premier Class, 1.2075% (F)	200,896	200,896
TOTAL SHORT-TERM INVESTMENTS
(Cost $11,794,872)		$11,792,511
Total Investments (Managed Volatility
Conservative Portfolio) (Cost $1,354,035,077)
- 99.9%		$1,352,584,101
Other assets and liabilities, net - 0.1%		1,010,590
TOTAL NET ASSETS - 100.0%		$1,353,594,691

The accompanying notes are an integral part of the financial statements.	15

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Managed Volatility Conservative Portfolio (continued)

Security Abbreviations and Legend

(A)	The underlying portfolios’ subadvisor is shown parenthetically.
(B)	Fund is not a series of John Hancock Variable Insurance Trust, John Hancock Funds II or John Hancock Funds III.
(C)	The subadvisor is an affiliate of the advisor.
(D)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.

Managed Volatility Conservative Portfolio (continued)

(E)	Non-income producing.
(F)	The rate shown is the annualized seven-day yield as of 12-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
British Pound Currency Futures	12	Long	Mar 2018	$1,007,204	$1,016,775	$9,571
Euro FX Futures	16	Long	Mar 2018	2,375,885	2,415,100	39,215
Euro STOXX 50 Index Futures	58	Long	Mar 2018	2,466,671	2,430,823	(35,848)
FTSE 100 Index Futures	10	Long	Mar 2018	991,070	1,031,245	40,175
Japanese Yen Currency Futures	9	Long	Mar 2018	1,008,944	1,002,825	(6,119)
MSCI Emerging Markets Index Futures	43	Long	Mar 2018	2,376,317	2,501,955	125,638
Nikkei 225 Index Futures	5	Long	Mar 2018	1,004,871	1,009,541	4,670
Russell 2000 Index E-Mini Futures	14	Long	Mar 2018	1,065,811	1,075,550	9,739
S&P 500 Index E-Mini Futures	129	Long	Mar 2018	17,030,222	17,260,200	229,978
S&P MidCap 400 Index E-Mini Futures	11	Long	Mar 2018	2,075,317	2,092,640	17,323
						$434,342

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Investment companies

Underlying Funds’ Investment Managers
Deutsche Investment Management Americas, Inc.	(Deutsche)
Dimensional Fund Advisors, LP	(DFA)
Invesco Advisers, Inc.	(Invesco)
Jennison Associates LLC	(Jennison)
John Hancock Asset Management	(JHAM)
Pacific Investment Management Company, LLC	(PIMCO)
Redwood Investments, LLC	(Redwood)
Standard Life Investments (Corporate Funds) Limited	(Standard Life)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Templeton Investment Counsel, LLC	(Templeton)
Wellington Management Company, LLP	(Wellington)
Wells Capital Management, Incorporated	(Wells Capital)

The accompanying notes are an integral part of the financial statements.	16

John Hancock Variable Insurance Trust

Statements of assets and liabilities — December 31, 2017

Assets	Managed Volatility Aggressive	Managed Volatility Growth	Managed Volatility Balanced	Managed Volatility Moderate	Managed Volatility Conservative
Unaffiliated investments, at value	$3,745,278	$100,908,337	$81,131,230	$24,852,367	$11,792,511
Affiliated investments, at value	390,944,198	9,888,266,860	7,801,374,471	2,262,205,785	1,340,791,590
Total investments, at value	394,689,476	9,989,175,197	7,882,505,701	2,287,058,152	1,352,584,101
Cash held at broker for futures contracts	—	31,127,392	17,343,427	3,549,552	1,099,447
Receivable for investments sold	79,392	6,546,081	2,383,481	959,685	457,628
Receivable for fund shares sold	6,926	2,298	—	3,078	—
Dividends and interest receivable	7,976	106,393	54,853	1,538	3,860
Receivable due from advisor	1,164	25,313	24,860	5,768	3,033
Other assets	3,177	4,871	5,303	3,526	3,358
Total assets	394,788,111	10,026,987,545	7,902,317,625	2,291,581,299	1,354,151,427

Liabilities
Payable for futures variation margin	—	1,176,455	765,147	173,740	53,424
Due to custodian	—	18,137	9,425	1,893	571
Payable for fund shares repurchased	84,035	6,406,577	2,281,868	931,570	439,296
Payable to affiliates
Accounting and legal services fees	9,757	250,224	197,495	57,308	34,152
Trustees’ fees	346	5,702	4,703	1,494	985
Other liabilities and accrued expenses	25,552	93,336	80,461	34,975	28,308
Total liabilities	119,690	7,950,431	3,339,099	1,200,980	556,736
Net assets	$394,668,421	$10,019,037,114	$7,898,978,526	$2,290,380,319	$1,353,594,691

Net assets consist of
Paid-in capital	$330,664,989	$8,079,091,759	$6,870,407,848	$2,055,582,849	$1,328,236,859
Undistributed net investment income (loss)	—	—	—	—	—
Accumulated undistributed net realized gain (loss) on investments	19,234,084	700,020,055	447,485,828	120,413,706	26,340,751
Net unrealized appreciation (depreciation) on investments	44,769,348	1,239,925,300	581,084,850	114,383,764	(982,919)
Net assets	$394,668,421	$10,019,037,114	$7,898,978,526	$2,290,380,319	$1,353,594,691
Unaffiliated investments, including repurchase agreements, at cost	$3,746,084	$100,932,455	$81,149,188	$24,857,200	$11,794,872
Affiliated investments, at cost	$346,135,458	$8,662,689,744	$7,229,036,149	$2,149,639,607	$1,342,240,205

Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$80,054,113	$709,108,954	$642,036,286	$265,938,944	$177,466,336
Shares outstanding	6,727,981	48,740,909	49,534,312	21,564,537	15,456,201
Net asset value, offering price and redemption price per share	$11.90	$14.55	$12.96	$12.33	$11.48

Series II
Net assets	$87,807,551	$8,532,214,249	$5,985,349,354	$1,890,603,173	$1,111,737,620
Shares outstanding	7,401,636	588,223,566	464,516,215	154,295,805	97,542,320
Net asset value, offering price and redemption price per share	$11.86	$14.51	$12.89	$12.25	$11.40

Series NAV
Net assets	$226,806,757	$777,713,911	$1,271,592,886	$133,838,202	$64,390,735
Shares outstanding	19,055,246	53,384,270	97,861,033	10,843,088	5,594,657
Net asset value, offering price and redemption price per share	$11.90	$14.57	$12.99	$12.34	$11.51

17

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of operations — For the year ended December 31, 2017

Investment income	Managed Volatility Aggressive	Managed Volatility Growth	Managed Volatility Balanced	Managed Volatility Moderate	Managed Volatility Conservative
Income distributions received from affiliated funds	$4,691,103	$171,273,540	$156,170,036	$48,463,641	$32,678,600
Interest	33,774	914,584	678,301	172,484	83,500
Total investment income	4,724,877	172,188,124	156,848,337	48,636,125	32,762,100

Expenses
Investment management fees	232,040	5,930,502	4,566,031	1,140,028	674,196
Series I distribution and service fees	38,962	347,446	317,454	132,115	91,225
Series II distribution and service fees	217,570	21,020,512	15,110,424	4,849,936	2,928,059
Accounting and legal services fees	60,242	1,582,288	1,277,472	375,732	227,468
Professional fees	46,784	208,152	176,040	80,454	64,635
Printing and postage	17,170	224,702	215,195	58,684	37,083
Custodian fees	29,429	29,371	28,525	29,422	29,430
Trustees’ fees	6,491	154,767	125,892	37,689	23,347
Other	8,195	88,569	73,528	24,988	17,808
Total expenses before reductions	656,883	29,586,309	21,890,561	6,729,048	4,093,251
Less expense reductions	(252,500)	(4,186,629)	(3,285,341)	(928,306)	(587,417)
Net expenses	404,383	25,399,680	18,605,220	5,800,742	3,505,834
Net investment income (loss)	4,320,494	146,788,444	138,243,117	42,835,383	29,256,266

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(2,006)	95,085	124,359	(3,752)	(1,735)
Affiliated investments	11,668,421	431,286,125	285,815,186	80,890,412	18,597,917
Capital gain distributions received from affiliated funds	16,284,117	245,656,536	152,434,319	39,270,017	12,586,528
Futures contracts	—	123,992,284	66,735,056	12,911,183	4,337,281
	27,950,532	801,030,030	505,108,920	133,067,860	35,519,991

Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	5,614	(175,027)	26,614	(5,667)	(6,701)
Affiliated investments	44,401,225	688,849,236	377,932,913	80,938,193	39,245,310
Futures contracts	—	20,863,036	11,212,140	1,987,606	634,264
	44,406,839	709,537,245	389,171,667	82,920,132	39,872,873
Net realized and unrealized gain (loss)	72,357,371	1,510,567,275	894,280,587	215,987,992	75,392,864

Increase (decrease) in net assets from operations	$76,677,865	$1,657,355,719	$1,032,523,704	$258,823,375	$104,649,130

18

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Statements of changes in net assets

	Managed Volatility Aggressive		Managed Volatility Growth		Managed Volatility Balanced
Increase (decrease) in net assets	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
From operations
Net investment income (loss)	$4,320,494	$5,046,350	$146,788,444	$150,771,068	$138,243,117	$147,615,419
Net realized gain (loss)	27,950,532	4,657,130	801,030,030	406,961,291	505,108,920	335,101,249
Change in net unrealized appreciation (depreciation)	44,406,839	(3,440,995)	709,537,245	(261,077,983)	389,171,667	(112,354,483)
Increase (decrease) in net assets resulting from operations	76,677,865	6,262,485	1,657,355,719	296,654,376	1,032,523,704	370,362,185

Distributions to shareholders
From net investment income
Series I	(887,960)	(1,092,339)	(11,476,268)	(11,781,413)	(12,067,670)	(12,663,623)
Series II	(817,361)	(1,086,995)	(122,412,391)	(126,873,843)	(101,767,587)	(110,631,064)
Series NAV	(2,615,488)	(2,866,826)	(12,909,290)	(12,116,585)	(24,417,666)	(24,323,509)
From net realized gain
Series I	(422,624)	(851,822)	(27,697,768)	(20,677,660)	(25,087,611)	(27,242,730)
Series II	(465,003)	(1,023,016)	(335,815,870)	(250,462,261)	(238,997,371)	(264,130,693)
Series NAV	(1,196,235)	(2,137,693)	(29,223,812)	(19,871,300)	(48,949,581)	(49,586,007)
Total distributions	(6,404,671)	(9,058,691)	(539,535,399)	(441,783,062)	(451,287,486)	(488,577,626)

From portfolio share transactions
Portfolio share transactions	(32,043,255)	(26,367,155)	(628,898,827)	(822,234,529)	(548,266,818)	(524,361,260)
Total from portfolio share transactions	(32,043,255)	(26,367,155)	(628,898,827)	(822,234,529)	(548,266,818)	(524,361,260)
Total increase (decrease)	38,229,939	(29,163,361)	488,921,493	(967,363,215)	32,969,400	(642,576,701)

Net assets
Beginning of year	356,438,482	385,601,843	9,530,115,621	10,497,478,836	7,866,009,126	8,508,585,827
End of year	$394,668,421	$356,438,482	$10,019,037,114	$9,530,115,621	$7,898,978,526	$7,866,009,126

Undistributed net investment income (loss)	—	$15	—	$723	—	—

	Managed Volatility Moderate		Managed Volatility Conservative
Increase (decrease) in net assets	Year ended 12-31-17	Year ended 12-31-16	Year ended 12-31-17	Year ended 12-31-16
From operations
Net investment income (loss)	$42,835,383	$45,215,453	$29,256,266	$33,279,466
Net realized gain (loss)	133,067,860	81,816,853	35,519,991	26,632,172
Change in net unrealized appreciation (depreciation)	82,920,132	(7,606,918)	39,872,873	7,210,352
Increase (decrease) in net assets resulting from operations	258,823,375	119,425,388	104,649,130	67,121,990

Distributions to shareholders
From net investment income
Series I	(5,368,646)	(5,405,432)	(4,084,488)	(4,527,971)
Series II	(34,715,866)	(37,337,833)	(23,665,166)	(27,541,933)
Series NAV	(2,751,817)	(2,472,423)	(1,507,288)	(1,209,017)
From net realized gain
Series I	(9,173,774)	(9,425,116)	(3,604,809)	(4,303,582)
Series II	(66,996,390)	(75,053,256)	(23,008,090)	(29,435,661)
Series NAV	(4,166,914)	(4,258,686)	(984,709)	(1,157,045)
Total distributions	(123,173,407)	(133,952,746)	(56,854,550)	(68,175,209)

From portfolio share transactions
Portfolio share transactions	(187,086,146)	(143,706,701)	(168,456,726)	(97,206,862)
Total from portfolio share transactions	(187,086,146)	(143,706,701)	(168,456,726)	(97,206,862)
Total increase (decrease)	(51,436,178)	(158,234,059)	(120,662,146)	(98,260,081)

Net assets
Beginning of year	2,341,816,497	2,500,050,556	1,474,256,837	1,572,516,918
End of year	$2,290,380,319	$2,341,816,497	$1,353,594,691	$1,474,256,837

Undistributed net investment income (loss)	—	$390	—	$481

19

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[1]	Net assets, end of period (in millions)	Portfolio turnover (%)
Managed Volatility Aggressive Portfolio
SERIES I
12-31-2017	9.85	0.13	2.11	2.24	(0.13)	(0.06)	—	(0.19)	11.90	22.82	0.16	0.09	1.15	80	15
12-31-2016	9.91	0.14	0.05	0.19	(0.14)	(0.11)	—	(0.25)	9.85	1.95	0.15	0.10	1.40	76	55
12-31-2015	10.75	0.12	(0.75)	(0.63)	(0.12)	(0.09)	—	(0.21)	9.91	(5.85)	0.13	0.10	1.09	83	16
12-31-2014	10.91	0.11	0.05	0.16	(0.12)	(0.20)	—	(0.32)	10.75	1.40	0.13	0.10	1.03	105	31
12-31-2013	8.81	0.11	2.24	2.35	(0.11)	(0.14)	—	(0.25)	10.91	26.72	0.13	0.12	1.13	123	21
SERIES II
12-31-2017	9.82	0.10	2.12	2.22	(0.12)	(0.06)	—	(0.18)	11.86	22.56	0.36	0.29	0.94	88	15
12-31-2016	9.89	0.11	0.05	0.16	(0.12)	(0.11)	—	(0.23)	9.82	1.66	0.35	0.30	1.17	87	55
12-31-2015	10.73	0.09	(0.74)	(0.65)	(0.10)	(0.09)	—	(0.19)	9.89	(6.05)	0.33	0.30	0.86	102	16
12-31-2014	10.88	0.09	0.06	0.15	(0.10)	(0.20)	—	(0.30)	10.73	1.29	0.33	0.30	0.78	136	31
12-31-2013	8.79	0.08	2.24	2.32	(0.09)	(0.14)	—	(0.23)	10.88	26.43	0.33	0.32	0.83	189	21
SERIES NAV
12-31-2017	9.85	0.14	2.11	2.25	(0.14)	(0.06)	—	(0.20)	11.90	22.88	0.11	0.04	1.25	227	15
12-31-2016	9.91	0.14	0.06	0.20	(0.15)	(0.11)	—	(0.26)	9.85	1.90	0.10	0.05	1.46	194	55
12-31-2015	10.76	0.13	(0.76)	(0.63)	(0.13)	(0.09)	—	(0.22)	9.91	(5.79)	0.08	0.05	1.21	201	16
12-31-2014	10.91	0.13	0.05	0.18	(0.13)	(0.20)	—	(0.33)	10.76	1.54	0.08	0.05	1.15	210	31
12-31-2013	8.81	0.12	2.24	2.36	(0.12)	(0.14)	—	(0.26)	10.91	26.77	0.08	0.07	1.17	196	21
1. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 2. Based on average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.35% – 1.09%, 0.53% – 1.16%, 0.53% – 1.08%, 0.52% – 1.08% and 0.69% – 1.12% for the periods ended 12-31-17, 12-31-16, 12-31-15, 12-31-14 and 12-31-13, respectively.

Managed Volatility Growth Portfolio
SERIES I
12-31-2017	12.99	0.23	2.14	2.37	(0.24)	(0.57)	—	(0.81)	14.55	18.59	0.13	0.09	1.67	709	9
12-31-2016	13.17	0.22	0.23	0.45	(0.23)	(0.40)	—	(0.63)	12.99	3.34	0.12	0.10	1.72	676	26
12-31-2015	14.13	0.23	(0.88)	(0.65)	(0.24)	(0.07)	—	(0.31)	13.17	(4.53)	0.12	0.10	1.66	722	9
12-31-2014	14.23	0.25	0.06	0.31	(0.26)	(0.15)	—	(0.41)	14.13	2.16	0.12	0.10	1.73	839	18
12-31-2013	12.21	0.23	2.13	2.36	(0.24)	(0.10)	—	(0.34)	14.23	19.34	0.11	0.11	1.73	917	11
SERIES II
12-31-2017	12.95	0.20	2.14	2.34	(0.21)	(0.57)	—	(0.78)	14.51	18.35	0.33	0.29	1.46	8,532	9
12-31-2016	13.14	0.19	0.22	0.41	(0.20)	(0.40)	—	(0.60)	12.95	3.15	0.32	0.30	1.49	8,177	26
12-31-2015	14.10	0.20	(0.88)	(0.68)	(0.21)	(0.07)	—	(0.28)	13.14	(4.81)	0.32	0.30	1.43	9,102	9
12-31-2014	14.19	0.21	0.08	0.29	(0.23)	(0.15)	—	(0.38)	14.10	2.04	0.32	0.30	1.47	11,165	18
12-31-2013	12.18	0.20	2.12	2.32	(0.21)	(0.10)	—	(0.31)	14.19	19.09	0.31	0.31	1.50	14,027	11
SERIES NAV
12-31-2017	13.00	0.25	2.14	2.39	(0.25)	(0.57)	—	(0.82)	14.57	18.71	0.08	0.04	1.77	778	9
12-31-2016	13.19	0.24	0.21	0.45	(0.24)	(0.40)	—	(0.64)	13.00	3.38	0.07	0.05	1.81	677	26
12-31-2015	14.15	0.25	(0.89)	(0.64)	(0.25)	(0.07)	—	(0.32)	13.19	(4.55)	0.07	0.05	1.79	673	9
12-31-2014	14.24	0.27	0.06	0.33	(0.27)	(0.15)	—	(0.42)	14.15	2.28	0.07	0.05	1.86	703	18
12-31-2013	12.22	0.25	2.11	2.36	(0.24)	(0.10)	—	(0.34)	14.24	19.38	0.06	0.06	1.87	670	11
1. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 2. Based on average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds help by the portfolio. The range of expense ratios from the underlying funds held by the portfolio was as follows: 0.35% – 1.09%, 0.53% – 1.16%, 0.53% – 1.09%, 0.52% – 1.09% and 0.50% – 1.10% for the periods ended 12-31-17, 12-31-16, 12-31-15, 12-31-14 and 12-31-13, respectively.

20

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[1]	Net assets, end of period (in millions)	Portfolio turnover (%)
Managed Volatility Balanced Portfolio
SERIES I
12-31-2017	12.05	0.24	1.44	1.68	(0.25)	(0.52)	—	(0.77)	12.96	14.13	0.13	0.09	1.91	642	7
12-31-2016	12.24	0.24	0.35	0.59	(0.25)	(0.53)	—	(0.78)	12.05	4.79	0.12	0.09	1.97	629	17
12-31-2015	13.87	0.27	(0.58)	(0.31)	(0.27)	(1.05)	—	(1.32)	12.24	(2.25)	0.12	0.09	1.97	671	9
12-31-2014	13.69	0.29	0.30	0.59	(0.31)	(0.10)	—	(0.41)	13.87	4.29	0.11	0.10	2.05	768	20
12-31-2013	12.48	0.26	1.33	1.59	(0.27)	(0.11)	—	(0.38)	13.69	12.78	0.11	0.11	1.98	863	9
SERIES II
12-31-2017	11.99	0.21	1.43	1.64	(0.22)	(0.52)	—	(0.74)	12.89	13.82	0.33	0.29	1.68	5,985	7
12-31-2016	12.18	0.21	0.35	0.56	(0.22)	(0.53)	—	(0.75)	11.99	4.61	0.32	0.29	1.75	6,054	17
12-31-2015	13.80	0.24	(0.57)	(0.33)	(0.24)	(1.05)	—	(1.29)	12.18	(2.39)	0.32	0.29	1.74	6,646	9
12-31-2014	13.63	0.25	0.30	0.55	(0.28)	(0.10)	—	(0.38)	13.80	4.03	0.31	0.30	1.80	7,970	20
12-31-2013	12.43	0.23	1.33	1.56	(0.25)	(0.11)	—	(0.36)	13.63	12.54	0.31	0.31	1.75	9,777	9
SERIES NAV
12-31-2017	12.08	0.25	1.44	1.69	(0.26)	(0.52)	—	(0.78)	12.99	14.15	0.08	0.04	1.99	1,272	7
12-31-2016	12.26	0.25	0.35	0.60	(0.25)	(0.53)	—	(0.78)	12.08	4.92	0.07	0.04	2.06	1,183	17
12-31-2015	13.89	0.28	(0.58)	(0.30)	(0.28)	(1.05)	—	(1.33)	12.26	(2.20)	0.07	0.04	2.06	1,192	9
12-31-2014	13.72	0.30	0.28	0.58	(0.31)	(0.10)	—	(0.41)	13.89	4.26	0.06	0.05	2.15	1,293	20
12-31-2013	12.50	0.28	1.33	1.61	(0.28)	(0.11)	—	(0.39)	13.72	12.90	0.06	0.06	2.07	1,344	9
1. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 2. Based on average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.35% – 1.09%, 0.53% – 1.16%, 0.53% – 1.09%, 0.52% – 1.09%, and 0.50% – 1.10% for the periods ended 12-31-17, 12-31-16, 12-31-15, 12-31-14, and 12-31-13, respectively.

Managed Volatility Moderate Portfolio
SERIES I
12-31-2017	11.65	0.25	1.12	1.37	(0.26)	(0.43)	—	(0.69)	12.33	11.88	0.13	0.09	2.05	266	9
12-31-2016	11.72	0.25	0.38	0.63	(0.25)	(0.45)	—	(0.70)	11.65	5.29	0.12	0.09	2.07	259	13
12-31-2015	13.30	0.28	(0.41)	(0.13)	(0.27)	(1.18)	—	(1.45)	11.72	(0.91)	0.12	0.09	2.14	257	10
12-31-2014	13.68	0.31	0.37	0.68	(0.32)	(0.74)	—	(1.06)	13.30	4.94	0.12	0.10	2.24	289	26
12-31-2013	12.78	0.29	1.02	1.31	(0.30)	(0.11)	—	(0.41)	13.68	10.22	0.11	0.11	2.14	320	7
SERIES II
12-31-2017	11.58	0.22	1.11	1.33	(0.23)	(0.43)	—	(0.66)	12.25	11.65	0.33	0.29	1.80	1,891	9
12-31-2016	11.65	0.22	0.38	0.60	(0.22)	(0.45)	—	(0.67)	11.58	5.12	0.32	0.29	1.83	1,966	13
12-31-2015	13.23	0.24	(0.39)	(0.15)	(0.25)	(1.18)	—	(1.43)	11.65	(1.12)	0.32	0.29	1.88	2,131	10
12-31-2014	13.62	0.27	0.37	0.64	(0.29)	(0.74)	—	(1.03)	13.23	4.68	0.32	0.30	1.98	2,513	26
12-31-2013	12.73	0.25	1.02	1.27	(0.27)	(0.11)	—	(0.38)	13.62	9.97	0.31	0.31	1.89	3,037	7
SERIES NAV
12-31-2017	11.65	0.26	1.12	1.38	(0.26)	(0.43)	—	(0.69)	12.34	12.02	0.08	0.04	2.11	134	9
12-31-2016	11.73	0.26	0.36	0.62	(0.25)	(0.45)	—	(0.70)	11.65	5.25	0.07	0.04	2.15	116	13
12-31-2015	13.31	0.29	(0.41)	(0.12)	(0.28)	(1.18)	—	(1.46)	11.73	(0.86)	0.07	0.04	2.20	112	10
12-31-2014	13.69	0.34	0.35	0.69	(0.33)	(0.74)	—	(1.07)	13.31	4.99	0.07	0.05	2.46	115	26
12-31-2013	12.79	0.30	1.02	1.32	(0.31)	(0.11)	—	(0.42)	13.69	10.27	0.06	0.06	2.23	102	7
1. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 2. Based on average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.54% – 1.09%, 0.53% – 1.16%, 0.53% – 1.09%, 0.52% – 1.09% and 0.50% – 1.10% for the periods ended 12-31-17, 12-31-16, 12-31-15, 12-31-14, and 12-31-13, respectively.

21

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Financial highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)[3]	Expenses before reductions (%)[4]	Expenses including reductions (%)[4]	Net investment income (loss) (%)[1]	Net assets, end of period (in millions)	Portfolio turnover (%)
Managed Volatility Conservative Portfolio
SERIES I
12-31-2017	11.12	0.26	0.60	0.86	(0.27)	(0.23)	—	(0.50)	11.48	7.82	0.13	0.08	2.26	177	8
12-31-2016	11.14	0.27	0.24	0.51	(0.27)	(0.26)	—	(0.53)	11.12	4.58	0.12	0.09	2.38	188	11
12-31-2015	12.12	0.29	(0.29)	—	(0.28)	(0.70)	—	(0.98)	11.14	0.05	0.12	0.09	2.42	180	11
12-31-2014	12.58	0.32	0.31	0.63	(0.33)	(0.76)	—	(1.09)	12.12	5.02	0.12	0.10	2.50	191	33
12-31-2013	12.96	0.29	0.21	0.50	(0.35)	(0.53)	—	(0.88)	12.58	3.88	0.11	0.11	2.24	218	5
SERIES II
12-31-2017	11.04	0.23	0.61	0.84	(0.25)	(0.23)	—	(0.48)	11.40	7.67	0.33	0.28	2.03	1,112	8
12-31-2016	11.07	0.24	0.24	0.48	(0.25)	(0.26)	—	(0.51)	11.04	4.31	0.32	0.29	2.10	1,236	11
12-31-2015	12.05	0.25	(0.27)	(0.02)	(0.26)	(0.70)	—	(0.96)	11.07	(0.15)	0.32	0.29	2.13	1,344	11
12-31-2014	12.51	0.29	0.32	0.61	(0.31)	(0.76)	—	(1.07)	12.05	4.84	0.32	0.30	2.25	1,583	33
12-31-2013	12.89	0.26	0.22	0.48	(0.33)	(0.53)	—	(0.86)	12.51	3.69	0.31	0.31	1.99	2,014	5
SERIES NAV
12-31-2017	11.14	0.32	0.56	0.88	(0.28)	(0.23)	—	(0.51)	11.51	7.94	0.08	0.03	2.73	64	8
12-31-2016	11.17	0.28	0.23	0.51	(0.28)	(0.26)	—	(0.54)	11.14	4.53	0.07	0.04	2.42	50	11
12-31-2015	12.14	0.30	(0.28)	0.02	(0.29)	(0.70)	—	(0.99)	11.17	0.18	0.07	0.04	2.45	48	11
12-31-2014	12.61	0.35	0.28	0.63	(0.34)	(0.76)	—	(1.10)	12.14	4.97	0.07	0.05	2.71	50	33
12-31-2013	12.98	0.33	0.19	0.52	(0.36)	(0.53)	—	(0.89)	12.61	4.00	0.06	0.06	2.50	48	5
1. Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 2. Based on average daily shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 4. Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio. The range of expense ratios of the underlying funds held by the portfolio was as follows: 0.54% – 1.09%, 0.53% – 1.16%, 0.53% – 1.09%, 0.52% – 1.09%, and 0.50% – 1.10% for the periods ended 12-31-17, 12-31-16, 12-31-15, 12-31-14, and 12-31-13, respectively.

22

The accompanying notes are an integral part of the financial statements.

John Hancock Variable Insurance Trust

Notes to financial statements

1.  ORGANIZATION John Hancock Variable Insurance Trust (the Trust) is a no-load, open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Trust is a series company with multiple investment series, five of which (collectively, Managed Volatility Portfolios or the portfolios, and individually the portfolio) are presented in the report. The portfolios operate as “funds of funds” that invest primarily in shares of affiliated underlying funds of the Trust or affiliates of the Trust.

Effective October 27, 2017, the portfolios changed their names as follows:

Current Portfolio Name	Former Portfolio Name
Managed Volatility Aggressive Portfolio	Lifestyle Aggressive MVP
Managed Volatility Growth Portfolio	Lifestyle Growth MVP
Managed Volatility Balanced Portfolio	Lifestyle Balanced MVP
Managed Volatility Moderate Portfolio	Lifestyle Moderate MVP
Managed Volatility Conservative Portfolio	Lifestyle Conservative MVP

The portfolios may offer multiple classes of shares. The shares currently offered are detailed in the Statements of assets and liabilities. Series I, Series II, and Series NAV shares are presently offered only to certain affiliates of John Hancock Investment Management Services, LLC (the Advisor). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, for each class may differ.

The investment objectives of the portfolios are as follows:

Managed Volatility Aggressive Portfolio
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Managed Volatility Growth Portfolio
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Managed Volatility Balanced Portfolio
To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Managed Volatility Moderate Portfolio
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

Managed Volatility Conservative Portfolio
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.

The accounting policies of the underlying funds in which the portfolios invest are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements, available without charge by calling 800-344-1029 or visiting jhannuities.com, on the Securities and Exchange Commission (SEC) website at sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios’ Valuation Policies and Procedures.

In order to value the securities, the portfolios use the following valuation techniques: Investments by the portfolios in underlying affiliated funds and other open-end management investment companies are valued at their respective NAVs each business day. Equity securities held by the portfolios are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios’ Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios’ own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or

23

Significant accounting policies, CONTINUED

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the portfolios’ investments as of December 31, 2017, by major security category or type:

	Total Value at 12-31-17	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Managed Volatility Aggressive Portfolio
Investments in securities:
Assets
Affiliated investment companies	$390,944,198	$390,944,198	—	—
Short-term investments	3,745,278	71,053	3,674,225	—
Total investments in securities	$394,689,476	$391,015,251	$3,674,225	—

Managed Volatility Growth Portfolio
Investments in securities:
Assets
Affiliated investment companies	$9,888,266,860	$9,888,266,860	—	—
Short-term investments	100,908,337	1,313,889	$99,594,448	—
Total investments in securities	$9,989,175,197	$9,889,580,749	$99,594,448	—
Derivatives:
Assets
Futures	$16,535,334	$16,522,178	$13,156	—
Liabilities
Futures	($1,348,168)	($1,348,168)	—	—

Managed Volatility Balanced Portfolio
Investments in securities:
Assets
Affiliated investment companies	$7,801,374,471	$7,801,374,471	—	—
Short-term investments	81,131,230	1,189,879	$79,941,351	—
Total investments in securities	$7,882,505,701	$7,802,564,350	$79,941,351	—
Derivatives:
Assets
Futures	$9,041,464	$9,034,561	$6,903	—
Liabilities
Futures	($710,460)	($710,460)	—	—

Managed Volatility Moderate Portfolio
Investments in securities:
Assets
Affiliated investment companies	$2,262,205,785	$2,262,205,785	—	—
Short-term investments	24,852,367	430,619	$24,421,748	—
Total investments in securities	$2,287,058,152	$2,262,636,404	$24,421,748	—
Derivatives:
Assets
Futures	$1,800,464	$1,799,083	$1,381	—
Liabilities
Futures	($143,419)	($143,419)	—	—

Managed Volatility Conservative Portfolio
Investments in securities:
Assets
Affiliated investment companies	$1,340,791,590	$1,340,791,590	—	—
Short-term investments	11,792,511	200,896	$11,591,615	—
Total investments in securities	$1,352,584,101	$1,340,992,486	$11,591,615	—
Derivatives:
Assets
Futures	$476,309	$471,639	$4,670	—
Liabilities
Futures	($41,967)	($41,967)	—	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Income and capital gain distributions from underlying funds are recorded on ex-date.

Line of credit. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios’ custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

24

Significant accounting policies, CONTINUED

Effective June 29, 2017, the portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of other affiliated funds, the portfolios can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations. Prior to June 29, 2017, the portfolios had a similar agreement that enabled them to participate in a $1 billion unsecured committed line of credit. For the year ended December 31, 2017, the portfolios had no borrowings under either line of credit.

Commitment fees for the year ended December 31, 2017 were as follows:

Portfolio	Commitment Fee
Managed Volatility Aggressive Portfolio	$3,255
Managed Volatility Growth Portfolio	25,624
Managed Volatility Balanced Portfolio	21,134
Managed Volatility Moderate Portfolio	7,903
Managed Volatility Conservative Portfolio	5,723

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the portfolio level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2017, the portfolios have no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

The costs of investments owned on December 31, 2017, including short-term investments, for federal income tax purposes, were as follows:

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Managed Volatility Aggressive Portfolio	$355,453,175	$39,743,124	($506,823)	$39,236,301
Managed Volatility Growth Portfolio	8,838,475,680	1,250,178,830	(84,292,147)	1,165,886,683
Managed Volatility Balanced Portfolio	7,351,888,416	664,584,210	(125,635,921)	538,948,289
Managed Volatility Moderate Portfolio	2,182,687,970	150,569,758	(44,542,531)	106,027,227
Managed Volatility Conservative Portfolio	1,362,834,019	34,714,524	(44,530,100)	(9,815,576)

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare and pay dividends and capital gain distributions, if any, annually.

The tax character of distributions for the year ended December 31, 2017 was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Total
Managed Volatility Aggressive Portfolio	$6,404,671	$0	$6,404,671
Managed Volatility Growth Portfolio	176,003,430	363,531,969	539,535,399
Managed Volatility Balanced Portfolio	158,508,567	292,778,919	451,287,486
Managed Volatility Moderate Portfolio	48,534,522	74,638,885	123,173,407
Managed Volatility Conservative Portfolio	33,599,939	23,254,611	56,854,550

The tax character of distributions for the year ended December 31, 2016 was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Total
Managed Volatility Aggressive Portfolio	$5,827,088	$3,231,603	$9,058,691
Managed Volatility Growth Portfolio	162,294,822	279,488,240	441,783,062
Managed Volatility Balanced Portfolio	153,838,334	334,739,292	488,577,626
Managed Volatility Moderate Portfolio	46,777,300	87,175,446	133,952,746
Managed Volatility Conservative Portfolio	34,146,082	34,029,127	68,175,209

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

25

Significant accounting policies, CONTINUED

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains
Managed Volatility Aggressive Portfolio	$1,927,717	$22,878,000
Managed Volatility Growth Portfolio	84,833,835	690,039,701
Managed Volatility Balanced Portfolio	44,913,208	444,275,699
Managed Volatility Moderate Portfolio	9,067,019	119,537,850
Managed Volatility Conservative Portfolio	3,948,235	31,191,458

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios’ financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and derivative transactions.

3.  DERIVATIVE INSTRUMENTS The portfolios may invest in derivatives in order to meet their investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a portfolio than OTC transactions. The exchange or clearinghouse stands between the portfolio and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the portfolios to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the portfolios to unlimited risk of loss.

Upon entering into a futures contract, a portfolio is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statements of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the portfolio. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The following table details how the portfolios used futures contracts during the year ended December 31, 2017. In addition, the table summarizes the range of notional contract amounts held by the portfolios during the year ended December 31, 2017, as measured at each quarter end:

Portfolio	Reason	USD Notional range
Managed Volatility Growth Portfolio	To manage volatility of returns	$820.6 million to $930.7 million
Managed Volatility Balanced Portfolio	To manage volatility of returns	$457.1 million to $515.4 million
Managed Volatility Moderate Portfolio	To manage volatility of returns	$54.8 million to $102.7 million
Managed Volatility Conservative Portfolio	To manage volatility of returns	$26.4 million to $31.8 million

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the portfolios at December 31, 2017 by risk category:

Portfolio	Risk	Statements of assets and liabilities location	Financial Instruments Location	Asset Derivatives Fair Value	Liability Derivatives Fair Value
Managed Volatility Growth Portfolio	Equity	Receivable/payable for futures	Futures†	$15,034,999	($1,070,269)
	Foreign	Receivable/payable for futures	Futures†	1,500,335	(277,899)
	Total			$16,535,334	($1,348,168)
Managed Volatility Balanced Portfolio	Equity	Receivable/payable for futures	Futures†	8,232,413	($564,848)
	Foreign	Receivable/payable for futures	Futures†	$809,051	(145,612)
	Total			$9,041,464	($710,460)
Managed Volatility Moderate Portfolio	Equity	Receivable/payable for futures	Futures†	$1,641,018	($117,723)
	Foreign	Receivable/payable for futures	Futures†	159,446	(25,696)
	Total			$1,800,464	($143,419)
Managed Volatility Conservative Portfolio	Equity	Receivable/payable for futures	Futures†	$427,523	($35,848)
	Foreign	Receivable/payable for futures	Futures†	48,786	(6,119)
	Total			$476,309	($41,967)

†	Reflects cumulative appreciation/depreciation on futures as disclosed in the Portfolio of Investments. Only the year end variation margin is separately disclosed in the Statements of assets and liabilities.

26

DERIVATIVE INSTRUMENTS, CONTINUED

Effect of derivative instruments on the Statements of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2017:

	Statements of Operations Location— Net Realized Gain (Loss) on:
Portfolio	Risk	Futures Contracts
Managed Volatility Growth Portfolio	Equity	$116,098,226
	Foreign	7,894,058
	Total	$123,992,284
Managed Volatility Balanced Portfolio	Equity	$62,847,725
	Foreign	3,887,331
	Total	$66,735,056
Managed Volatility Moderate Portfolio	Equity	$12,188,391
	Foreign	722,792
	Total	$12,911,183
Managed Volatility Conservative Portfolio	Equity	$4,157,068
	Foreign	180,213
	Total	$4,337,281

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2017:

	Statements of Operations Location— Change in Unrealized Appreciation (Depreciation) of:
Portfolio	Risk	Futures Contracts
Managed Volatility Growth Portfolio	Equity	$16,849,612
	Foreign	4,013,424
	Total	$20,863,036
Managed Volatility Balanced Portfolio	Equity	$9,126,607
	Foreign	2,085,533
	Total	$11,212,140
Managed Volatility Moderate Portfolio	Equity	$1,671,370
	Foreign	316,236
	Total	$1,987,606
Managed Volatility Conservative Portfolio	Equity	$495,302
	Foreign	138,962
	Total	$634,264

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

5.  FEES AND TRANSACTIONS WITH AFFILIATES John Hancock Investment Management Services, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor as detailed below. Aggregate net assets include the net assets of the portfolios and the net assets of similar funds of the Trust and John Hancock Funds II (JHF II). The Advisor has subadvisory agreements with John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, which are indirect wholly owned subsidiaries of MFC and affiliates of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.

The advisory fee has two components: (a) a fee on assets invested in affiliated funds (Affiliated Funds Assets) and (b) a fee on assets not invested in affiliated funds (Other Assets). Affiliated funds are any fund of the Trust, (excluding 500 Index Trust, Total Bond Market Trust and International Equity Index Trust), JHF II and John Hancock Funds III.

Under the advisory agreement, the portfolios pay a daily management fee to the Advisor. The rates, outlined below, are applied to the Affiliated Fund Assets and Other Assets of each portfolio.

	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Affiliated funds assets	0.05% (on an annualized basis)	0.04% (on an annualized basis)
Other assets	0.50% (on an annualized basis)	0.49% (on an annualized basis)

27

FEES AND TRANSACTIONS WITH AFFILIATES, CONTINUED

Expense reimbursements. The Advisor contractually agreed to reimburse certain other expenses for the portfolios so that they do not exceed 0.00% average annual net assets of the portfolios. This waiver includes all expenses except taxes, brokerage commissions, interest expense, litigation and indemnification expenses not incurred in the ordinary course of the portfolios’ business, the management fee, Rule 12b-1 fees, underlying fund expenses and short dividends. This expense reimbursement will remain in effect until April 30, 2018, and may terminate at any time thereafter.

The Advisor has voluntarily agreed to waive its advisory fee or reimburse the portfolios so that the aggregate advisory fee retained by the Advisor with respect to both the portfolios and the underlying investments does not exceed 0.50% of the portfolios’ first $7.5 billion of aggregate daily net assets and 0.49% of the portfolios’ aggregate net assets in excess of $7.5 billion. This voluntary waiver may terminate at any time. In addition, the Advisor voluntarily agreed to waive its advisory fees and/or reduce expenses by 0.01% of each portfolio’s average net assets.

Prior to April 30, 2017, the Advisor contractually agreed to waive its advisory fees and/or reduce expenses by 0.002% of each portfolio’s average net assets.

The expense reductions described for the year ended December 31, 2017 amounted to:

	Expense Reimbursement by Class
Portfolio	Series I	Series II	Series NAV	Total
Managed Volatility Aggressive Portfolio	$52,544	$58,632	$141,324	$252,500
Managed Volatility Growth Portfolio	296,013	3,581,080	309,536	4,186,629
Managed Volatility Balanced Portfolio	263,734	2,509,542	512,065	3,285,341
Managed Volatility Moderate Portfolio	105,520	774,449	48,337	928,306
Managed Volatility Conservative Portfolio	76,276	489,692	21,449	587,417

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2017 were equivalent to a net annual effective rate of the portfolio’s average daily net assets as follows:

Portfolio	Annual Effective Rate
Managed Volatility Aggressive Portfolio	0.00%
Managed Volatility Growth Portfolio	0.02%
Managed Volatility Balanced Portfolio	0.02%
Managed Volatility Moderate Portfolio	0.01%
Managed Volatility Conservative Portfolio	0.01%

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2017 amounted to an annual rate of 0.02% of each portfolio’s average daily net assets.

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Series I, and Series II shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios’ shares:

Class	Rule 12b-1 Fee
Series I	0.15%
Series II	0.35%

Currently only 0.05% for Series I shares and 0.25% for Series II shares are charged for 12b-1 fees.

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on its net assets relative to other funds within the John Hancock group of funds complex.

6.  PORTFOLIO SHARE TRANSACTIONS Transactions in portfolios shares for the years ended December 31, 2017 and 2016 were as follows:

Managed Volatility Aggressive Portfolio	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	177,509	$1,942,029	345,669	$3,353,768
Distributions reinvested	110,041	1,310,584	197,661	1,944,161
Repurchased	(1,272,160)	(13,833,153)	(1,180,019)	(11,450,878)
Net decrease	(984,610)	($10,580,540)	(636,689)	($6,152,949)
Series II shares
Sold	109,377	$1,167,058	230,632	$2,200,704
Distributions reinvested	108,034	1,282,364	215,170	2,110,011
Repurchased	(1,668,192)	(18,021,677)	(1,944,998)	(18,884,108)
Net decrease	(1,450,781)	($15,572,255)	(1,499,196)	($14,573,393)
Series NAV shares
Sold	912,068	$10,124,018	10,543,397	$100,668,645
Distributions reinvested	320,044	3,811,723	508,266	5,004,519
Repurchased	(1,830,655)	(19,826,201)	(11,628,023)	(111,313,977)
Net decrease	(598,543)	($5,890,460)	(576,360)	($5,640,813)
Total net decrease	(3,033,934)	($32,043,255)	(2,712,245)	($26,367,155)

28

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Managed Volatility Growth Portfolio	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	367,201	$5,151,084	1,107,426	$14,365,407
Distributions reinvested	2,782,122	39,174,035	2,485,525	32,459,073
Repurchased	(6,427,462)	(89,958,828)	(6,409,463)	(83,786,881)
Net decrease	(3,278,139)	($45,633,709)	(2,816,512)	($36,962,401)
Series II shares
Sold	329,315	$4,795,729	112,409,263	$1,446,534,898
Distributions reinvested	32,708,353	458,228,261	28,981,457	377,336,104
Repurchased	(76,128,471)	(1,065,214,635)	(202,776,670)	(2,622,838,564)
Net decrease	(43,090,803)	($602,190,645)	(61,385,950)	($798,967,562)
Series NAV shares
Sold	2,024,786	$28,553,139	1,988,621	$26,037,465
Distributions reinvested	2,985,882	42,133,102	2,446,093	31,987,885
Repurchased	(3,710,605)	(51,760,714)	(3,376,161)	(44,329,916)
Net increase	1,300,063	$18,925,527	1,058,553	$13,695,434
Total net decrease	(45,068,879)	($628,898,827)	(63,143,909)	($822,234,529)

Managed Volatility Balanced Portfolio
	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	725,765	$9,337,882	1,555,122	$18,913,322
Distributions reinvested	2,919,279	37,155,281	3,262,229	39,906,353
Repurchased	(6,254,133)	(79,578,819)	(7,522,260)	(92,206,080)
Net decrease	(2,609,089)	($33,085,656)	(2,704,909)	($33,386,405)
Series II shares
Sold	120,719	$1,533,677	25,606,679	$307,000,000
Distributions reinvested	26,977,623	340,764,958	30,805,167	374,761,757
Repurchased	(67,554,573)	(856,271,036)	(97,263,359)	(1,181,733,273)
Net decrease	(40,456,231)	($513,972,401)	(40,851,513)	($499,971,516)
Series NAV shares
Sold	7,537,811	$98,022,854	583,881	$7,178,316
Distributions reinvested	5,749,524	73,367,247	6,025,638	73,909,516
Repurchased	(13,373,152)	(172,598,862)	(5,843,722)	(72,091,171)
Net increase (decrease)	(85,817)	($1,208,761)	765,797	$8,996,661
Total net decrease	(43,151,137)	($548,266,818)	(42,790,625)	($524,361,260)

Managed Volatility Moderate Portfolio	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	687,161	$8,396,863	1,712,710	$20,401,613
Distributions reinvested	1,191,584	14,542,420	1,251,953	14,830,548
Repurchased	(2,569,384)	(31,387,731)	(2,618,002)	(31,150,487)
Net increase (decrease)	(690,639)	($8,448,448)	346,661	$4,081,674
Series II shares
Sold	290,204	$3,511,427	4,330,078	$50,900,541
Distributions reinvested	8,397,709	101,712,257	9,540,157	112,391,089
Repurchased	(24,262,354)	(294,682,010)	(26,844,150)	(315,727,831)
Net decrease	(15,574,441)	($189,458,326)	(12,973,915)	($152,436,201)
Series NAV shares
Sold	1,246,291	$15,455,495	735,728	$8,762,364
Distributions reinvested	566,117	6,918,731	567,787	6,731,109
Repurchased	(942,410)	(11,553,598)	(905,401)	(10,845,647)
Net increase	869,998	$10,820,628	398,114	$4,647,826
Total net decrease	(15,395,082)	($187,086,146)	(12,229,140)	($143,706,701)

Managed Volatility Conservative Portfolio	Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount
Series I shares
Sold	894,275	$10,323,388	2,149,550	$24,492,267
Distributions reinvested	668,809	7,689,297	780,043	8,831,553
Repurchased	(3,052,057)	(35,096,660)	(2,172,049)	(24,793,511)
Net increase (decrease)	(1,488,973)	($17,083,975)	757,544	$8,530,309
Series II shares
Sold	217,216	$2,499,426	3,686,313	$41,735,081
Distributions reinvested	4,090,932	46,673,256	5,064,117	56,977,594
Repurchased	(18,759,910)	(214,030,818)	(18,182,234)	(206,086,053)
Net decrease	(14,451,762)	($164,858,136)	(9,431,804)	($107,373,378)
Series NAV shares
Sold	1,793,045	$20,926,911	908,142	$10,499,595
Distributions reinvested	216,247	2,491,997	208,511	2,366,062
Repurchased	(861,621)	(9,933,523)	(970,362)	(11,229,450)
Net increase	1,147,671	$13,485,385	146,291	$1,636,207
Total net decrease	(14,793,064)	($168,456,726)	(8,527,969)	($97,206,862)

Affiliates of the Trust owned 100% of shares of the portfolios. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.

29

7.  PURCHASE OF SALE AND SECURITIES The following summarizes the purchases and sales of the underlying funds of the portfolios for the year ended December 31, 2017:

PORTFOLIO	Purchases	Sales
Managed Volatility Aggressive Portfolio	$54,925,614	$72,799,424
Managed Volatility Growth Portfolio	915,270,831	1,583,015,062
Managed Volatility Balanced Portfolio	564,242,755	1,226,536,290
Managed Volatility Moderate Portfolio	211,520,613	437,552,474
Managed Volatility Conservative Portfolio	110,879,597	293,134,788

8.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the portfolios’ investment may represent a significant portion of each underlying fund’s net assets. At December 31, 2017, the following portfolios held 5% or more of the net assets of the underlying funds shown below:

PORTFOLIO	Affiliated Class NAV	Percent of Underlying Funds’ Net Assets
Managed Volatility Aggressive Portfolio
	International Growth Stock Trust	5.28%
Managed Volatility Growth Portfolio
	Alpha Opportunities Trust	56.56%
	International Growth Stock Trust	48.95%
	Fundamental Large Cap Value Fund	48.93%
	Emerging Markets Value Trust	41.80%
	Global Conservative Absolute Return Fund	36.03%
	International Value Trust	33.34%
	New Income Trust	30.98%
	Multifactor Large Cap ETF	29.06%
	Strategic Equity Allocation Trust	28.91%
	Capital Appreciation Trust	27.17%
	Equity Income Trust	26.50%
	Small Company Value Trust	26.00%
	Mid Value Trust	22.05%
	Mid Cap Stock Trust	21.84%
	Multifactor Mid Cap ETF	20.40%
	Core Bond Trust	20.16%
	Global Bond Trust	20.02%
	Small Company Growth Fund	19.55%
	Small Cap Growth Trust	19.12%
	Bond Trust	19.05%
	Blue Chip Growth Trust	16.38%
	Strategic Growth Fund	15.15%
	Small Cap Value Trust	11.65%
	Short Term Government Income Trust	11.42%
	Emerging Markets Equity Fund	10.04%
	Total Return Fund	8.82%
	International Value Equity Fund	5.09%
Managed Volatility Balanced Portfolio
	New Income Trust	42.44%
	Global Conservative Absolute Return Fund	34.62%
	Fundamental Large Cap Value Fund	32.06%
	Alpha Opportunities Trust	29.63%
	Core Bond Trust	27.63%
Managed Volatility Balanced Portfolio (continued)
	Global Bond Trust	27.01%
	Bond Trust	25.71%
	Multifactor Large Cap ETF	22.68%
	International Growth Stock Trust	22.43%
	Emerging Markets Value Trust	18.85%
	Short Term Government Income Trust	17.97%
	Capital Appreciation Trust	17.79%
	Equity Income Trust	17.36%
	International Value Trust	17.06%
	Multifactor Mid Cap ETF	15.94%
	Strategic Equity Allocation Trust	15.69%
	Small Company Value Trust	14.59%
	Total Return Fund	12.07%
	Small Cap Growth Trust	11.06%
	Blue Chip Growth Trust	10.79%
	Small Company Growth Fund	10.65%
	Mid Cap Stock Trust	10.55%
	Strategic Growth Fund	9.94%
	Mid Value Trust	9.87%
	Small Cap Value Trust	6.61%
Managed Volatility Moderate Portfolio
	New Income Trust	14.79%
	Global Conservative Absolute Return Fund	13.78%
	Core Bond Trust	9.62%
	Global Bond Trust	9.48%
	Bond Trust	8.98%
	Fundamental Large Cap Value Fund	8.39%
	Short Term Government Income Trust	5.89%
	Alpha Opportunities Trust	5.13%
Managed Volatility Conservative Portfolio
	New Income Trust	11.77%
	Global Conservative Absolute Return Fund	10.77%
	Global Bond Trust	7.71%
	Core Bond Trust	7.65%
	Bond Trust	7.12%

Information regarding the portfolios’ fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios from their investments in affiliated underlying funds is as follows:

					DIVIDENDS AND DISTRIBUTIONS
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Managed Volatility Aggressive Portfolio
All Cap Core	20,161	—	(20,161)	—	—	—	$78,040	($56,114)	—
Alpha Opportunities	481,717	86,177	(17,664)	550,230	$27,591	$779,351	(6,889)	69,168	$5,573,832
Blue Chip Growth	801,023	56,770	(173,122)	684,671	25,314	1,499,162	1,849,710	3,796,784	23,908,704
Capital Appreciation	1,810,610	159,599	(391,151)	1,579,058	22,553	1,803,395	1,494,871	3,652,738	23,164,780
Emerging Markets Equity	745,486	24,259	(138,580)	631,165	49,829	78,219	281,401	2,108,819	7,656,034
Emerging Markets Value	2,509,188	111,027	(455,493)	2,164,722	360,227	—	(866,753)	6,554,753	22,967,701
Equity Income	2,200,089	290,917	(251,546)	2,239,460	860,084	2,801,242	749,913	1,264,047	39,011,391
Fundamental Large Cap Value	2,783,466	271,188	(841,676)	2,212,978	379,847	2,174,311	1,381,387	1,045,358	31,977,527
International Growth	146,354	440,208	(85,684)	500,878	79,332	—	355,824	2,666,135	13,859,301
International Growth Opportunities	444,162	—	(444,162)	—	—	—	643,315	(170,348)	—
International Growth Stock	1,087,852	128,279	(89,797)	1,126,334	281,217	—	311,228	3,219,048	20,904,762
International Value	1,825,027	74,986	(157,931)	1,742,082	443,952	—	749,420	2,506,584	24,754,984
International Value Equity	740,225	498,145	(70,712)	1,167,658	327,354	137,971	35,246	1,106,683	10,158,628
Mid Cap Stock	838,490	40,503	(116,669)	762,324	—	272,046	130,767	2,880,942	13,744,707
Mid Value	1,056,177	186,797	(36,523)	1,206,451	139,334	1,233,059	(2,753)	71,181	13,910,380

30

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

					DIVIDENDS AND DISTRIBUTIONS
PORTFOLIO	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAIN DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	ENDING VALUE
Managed Volatility Aggressive Portfolio (continued)
Multifactor Large Cap ETF	143,309	—	(20,438)	122,871	$62,986	—	$82,987	$683,396	$4,274,670
Multifactor Mid Cap ETF	72,509	—	(9,728)	62,781	19,605	—	35,540	328,750	2,141,460
Real Estate Securities	359,905	65,732	(46,522)	379,115	40,401	—	279,138	116,852	7,426,860
Small Cap Growth	423,787	190,419	(44,764)	569,442	—	—	(3,959)	897,021	5,836,777
Small Cap Opportunities	140,314	25,926	(166,240)	—	21,212	$299,123	1,637,217	(1,433,368)	—
Small Cap Value	170,109	107,472	(22,221)	255,360	39,297	309,265	40,850	(231,431)	5,153,166
Small Company Growth (JHF II)	—	221,063	—	221,063	—	—	—	(4,421)	4,611,377
Small Company Growth (JHVIT)	131,528	16,808	(148,336)	—	—	299,093	924,607	(374,258)	—
Small Company Value	145,758	116,940	(14,896)	247,802	9,441	557,925	98,102	(239,610)	5,156,760
Strategic Equity Allocation	4,365,635	180,606	(449,074)	4,097,167	1,385,316	1,098,552	678,856	11,965,656	81,451,683
Strategic Growth	1,349,154	189,944	(210,779)	1,328,319	116,211	2,941,403	710,356	1,976,860	23,298,714
					$4,691,103	$16,284,117	$11,668,421	$44,401,225	$390,944,198

Managed Volatility Growth Portfolio
All Cap Core	1,903,279	—	(1,903,279)	—	—	—	$28,497,073	($26,394,510)	—
Alpha Opportunities	7,419,143	1,327,258	(487,733)	8,258,668	$424,946	$12,003,134	(190,216)	1,162,339	$83,660,311
Blue Chip Growth	10,448,201	608,938	(2,621,783)	8,435,356	321,035	19,012,724	41,697,633	30,625,324	294,562,630
Bond	123,877,002	12,143,970	(3,649,389)	132,371,583	48,959,793	—	(696,670)	13,243,543	1,775,102,925
Capital Appreciation	23,236,497	1,933,324	(5,609,511)	19,560,310	286,048	22,873,208	26,076,545	40,146,899	286,949,741
Core Bond	17,606,400	1,909,598	(226,169)	19,289,829	5,388,093	3,175,893	(100,070)	(167,614)	251,153,580
Emerging Markets Equity	7,971,474	3,231,174	(2,241,698)	8,960,950	715,495	1,123,139	5,097,666	24,909,506	108,696,326
Emerging Markets Value	38,218,466	797,885	(8,284,126)	30,732,225	5,278,262	—	(8,045,812)	93,144,318	326,068,905
Equity Income	29,377,976	2,976,211	(4,760,669)	27,593,518	10,830,057	35,570,397	42,201,959	(15,597,342)	480,679,076
Fundamental Large Cap Value	31,549,598	2,672,869	(7,035,369)	27,187,098	4,668,217	26,721,719	12,494,627	16,657,604	392,853,559
Global Bond	8,706,952	868,250	(412,019)	9,163,183	2,701,390	—	92,857	6,798,368	117,930,165
Global Conservative Absolute Return	4,193,213	59,353	(1,588,796)	2,663,770	—	—	(1,087,962)	934,939	24,719,790
International Growth	1,109,204	4,579,266	(1,101,211)	4,587,259	737,117	—	4,781,248	27,432,256	126,929,452
International Growth Opportunities	6,088,852	—	(6,088,852)	—	—	—	15,981,762	(9,505,995)	—
International Growth Stock	11,798,021	529,594	(1,894,248)	10,433,367	2,666,914	—	5,591,527	29,149,487	193,643,297
International Value	22,399,006	616,389	(2,663,920)	20,351,475	5,290,613	—	5,837,405	33,945,359	289,194,454
International Value Equity	768,037	3,226,774	(130,992)	3,863,819	1,081,828	455,961	45,750	2,493,568	33,615,228
Mid Cap Stock	10,905,137	198,320	(2,001,530)	9,101,927	—	3,296,085	17,640,161	20,187,828	164,107,751
Mid Value	14,775,693	2,324,550	(1,641,451)	15,458,792	1,823,423	16,277,285	2,427,005	(1,348,410)	178,239,869
Multifactor Large Cap ETF	3,839,096	—	(677,098)	3,161,998	1,650,275	—	3,145,929	17,434,063	110,005,594
Multifactor Mid Cap ETF	1,948,371	—	(335,253)	1,613,118	514,109	—	1,465,752	8,351,485	55,023,455
New Income	31,711,348	2,986,777	(424,095)	34,274,030	11,935,342	—	(243,853)	4,807,078	434,594,695
Short Term Government Income	2,676,619	212,307	(9,346)	2,879,580	491,988	—	(6,089)	(282,643)	34,612,555
Small Cap Growth	7,346,453	2,365,962	(1,226,443)	8,485,972	—	—	(418,470)	15,052,072	86,981,213
Small Cap Opportunities	1,806,238	179,743	(1,985,981)	—	265,394	3,742,536	27,739,423	(25,245,786)	—
Small Cap Value	2,800,300	1,173,194	(183,510)	3,789,984	616,448	4,785,281	1,905,097	(4,892,043)	76,481,867
Small Company Growth (JHF II)	—	3,305,941	(21,653)	3,284,288	—	—	2,183	(65,686)	68,510,249
Small Company Growth (JHVIT)	2,341,819	187,109	(2,528,928)	—	—	4,861,089	26,278,085	(17,053,791)	—
Small Company Value	2,748,843	1,253,065	(275,020)	3,726,888	152,745	9,026,679	2,411,031	(4,746,944)	77,556,529
Strategic Equity Allocation	188,356,401	5,527,982	(26,896,122)	166,988,261	57,663,945	46,353,670	162,316,595	376,221,614	3,319,726,637
Strategic Growth	17,778,312	2,425,236	(3,865,377)	16,338,171	1,437,240	36,377,736	8,432,769	27,639,799	286,571,525
Total Return	14,557,479	1,326,188	(309,502)	15,574,165	5,372,823	—	(84,815)	3,812,551	210,095,482
					$171,273,540	$245,656,536	$431,286,125	$688,849,236	$9,888,266,860

Managed Volatility Balanced Portfolio
All Cap Core	1,462,552	—	(1,462,552)	—	—	—	$18,610,810	($17,000,617)	—
Alpha Opportunities	4,055,608	725,534	(454,367)	4,326,775	$232,293	$6,561,405	(177,203)	719,870	$43,830,227
Blue Chip Growth	7,097,372	432,653	(1,975,278)	5,554,747	214,575	12,707,833	30,253,431	18,695,491	193,971,765
Bond	178,615,107	8,216,629	(8,229,768)	178,601,968	66,888,587	—	(879,827)	20,048,789	2,395,052,395
Capital Appreciation	16,075,360	1,592,982	(4,856,566)	12,811,776	191,071	15,278,612	29,818,792	14,939,100	187,948,754
Core Bond	24,774,545	2,416,129	(761,656)	26,429,018	7,451,415	4,399,263	(570,644)	339,235	344,105,815
Emerging Markets Equity	3,350,163	1,819,538	(1,129,183)	4,040,518	320,938	503,789	2,769,681	10,586,458	49,011,487
Emerging Markets Value	18,161,765	407,379	(4,712,523)	13,856,621	2,403,907	—	(5,348,766)	44,714,433	147,018,752
Equity Income	20,154,140	2,665,172	(4,748,386)	18,070,926	7,163,518	23,773,667	34,091,073	(15,903,396)	314,795,532
Fundamental Large Cap Value	17,396,753	3,223,440	(2,807,989)	17,812,204	3,058,558	17,507,737	5,838,659	11,573,249	257,386,344
Global Bond	12,395,666	875,884	(911,838)	12,359,712	3,689,198	—	2,032,212	7,547,401	159,069,491
Global Conservative Absolute Return	3,911,855	—	(1,352,624)	2,559,231	—	—	(926,238)	778,296	23,749,666
International Growth	1,670,511	1,065,247	(578,422)	2,157,336	340,587	—	2,607,777	14,404,342	59,693,478
International Growth Opportunities	3,200,798	—	(3,200,798)	—	—	—	8,207,667	(4,807,231)	—
International Growth Stock	5,775,487	124,729	(1,119,863)	4,780,353	1,231,453	—	3,905,650	12,532,486	88,723,359
International Value	11,978,175	485,212	(2,050,358)	10,413,029	2,730,416	—	6,209,769	14,306,769	147,969,135
International Value Equity	33,167	65,767	(98,934)	—	—	—	76,016	6,183	—
Mid Cap Stock	5,523,812	195,296	(1,321,288)	4,397,820	—	1,630,796	(4,146,832)	22,792,313	79,292,689
Mid Value	6,960,864	1,014,102	(1,055,538)	6,919,428	824,386	7,416,452	(1,875,200)	2,403,324	79,781,003
Multifactor Large Cap ETF	3,147,462	—	(679,853)	2,467,609	1,303,060	—	3,159,224	13,452,502	85,847,870
Multifactor Mid Cap ETF	1,604,590	—	(343,838)	1,260,752	406,827	—	1,508,669	6,435,569	43,004,251

31

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

					DIVIDENDS AND DISTRIBUTIONS
PORTFOLIO	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAIN DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	ENDING VALUE
Managed Volatility Balanced Portfolio (continued)
New Income	46,049,950	2,424,252	(1,515,098)	46,959,104	$16,495,612	—	($828,129)	$7,573,803	$595,441,440
Short Term Government Income	4,453,204	107,096	(29,984)	4,530,316	780,964	—	(17,224)	(426,837)	54,454,400
Small Cap Growth	5,417,312	762,800	(1,270,760)	4,909,352	—	—	(40,618)	10,536,580	50,320,855
Small Cap Value	2,046,712	368,070	(265,295)	2,149,487	431,675	$3,410,259	1,839,182	(3,918,931)	43,376,652
Small Company Growth (JHF II)	—	1,804,958	(16,247)	1,788,711	—	—	1,522	(35,774)	37,312,504
Small Company Growth (JHVIT)	1,589,520	277,327	(1,866,847)	—	—	3,422,899	19,258,161	(12,857,044)	—
Small Company Value	1,999,975	444,724	(353,211)	2,091,488	107,469	6,351,026	2,004,351	(3,566,778)	43,523,863
Strategic Equity Allocation	107,671,374	3,378,048	(20,434,200)	90,615,222	31,546,219	25,645,652	121,620,858	178,310,080	1,801,430,605
Strategic Growth	12,340,103	1,793,956	(3,418,585)	10,715,474	941,294	23,824,929	7,107,986	18,045,709	187,949,417
Total Return	21,073,796	1,071,612	(847,208)	21,298,200	7,416,014	—	(295,623)	5,707,539	287,312,722
					$156,170,036	$152,434,319	$285,815,186	$377,932,913	$7,801,374,471

Managed Volatility Moderate Portfolio
Alpha Opportunities	654,132	117,022	(21,590)	749,564	$37,467	$1,058,294	($8,420)	$92,846	$7,593,086
Blue Chip Growth	1,917,916	137,979	(599,957)	1,455,938	57,040	3,378,089	8,365,599	4,597,001	50,841,368
Bond	63,795,751	2,264,538	(3,696,844)	62,363,445	23,589,594	—	39,064	7,012,065	836,293,804
Capital Appreciation	4,149,748	407,320	(1,198,111)	3,358,957	50,691	4,053,435	3,356,383	8,255,313	49,275,905
Core Bond	8,948,073	713,854	(455,602)	9,206,325	2,589,722	1,530,919	(366,927)	302,873	119,866,350
Emerging Markets Equity	1,071,360	51,811	(325,928)	797,243	65,683	103,106	685,043	2,631,742	9,670,554
Emerging Markets Value	3,431,244	88,985	(786,075)	2,734,154	480,058	—	1,258,927	6,612,030	29,009,375
Equity Income	5,366,597	535,250	(1,184,188)	4,717,659	1,885,501	6,292,560	3,638,233	1,007,616	82,181,617
Fundamental All Cap Core	4,789,453	—	(4,789,453)	—	—	—	11,060,950	(6,147,633)	—
Fundamental Large Cap Value	—	5,436,255	(776,650)	4,659,605	802,478	4,593,529	510,458	1,473,449	67,331,286
Global Bond	4,503,714	282,452	(448,321)	4,337,845	1,313,780	—	1,023,013	2,422,176	55,828,069
Global Conservative Absolute Return	1,523,415	—	(504,550)	1,018,865	—	—	(345,501)	287,106	9,455,067
International Growth	292,602	126,158	(63,396)	355,364	57,937	—	226,547	2,067,131	9,832,911
International Growth Opportunities	35,054	—	(35,054)	—	—	—	22,485	14,861	—
International Growth Stock	798,753	145,573	(155,554)	788,772	179,364	—	441,638	1,830,901	14,639,604
International Value	3,608,905	33,372	(1,902,372)	1,739,905	461,475	—	4,938,023	1,195,786	24,724,055
International Value Equity	29,319	429	(29,748)	—	—	—	27,605	3,092	—
Mid Cap Stock	1,502,736	55,077	(383,649)	1,174,164	—	442,080	1,663,871	3,413,962	21,170,184
Mid Value	1,957,536	255,069	(365,743)	1,846,862	222,054	2,007,793	558,823	(406,843)	21,294,317
New Income	16,108,001	1,093,344	(832,067)	16,369,278	5,739,303	—	(307,774)	2,623,872	207,562,442
Short Term Government Income	1,505,737	28,974	(50,358)	1,484,353	258,078	—	(30,445)	(113,264)	17,841,918
Small Cap Growth	1,356,072	178,256	(355,525)	1,178,803	—	—	3,459	2,569,071	12,082,734
Small Cap Value	522,445	98,039	(103,136)	517,348	106,229	875,685	346,133	(893,172)	10,440,074
Small Company Growth (JHF II)	—	434,021	(4,389)	429,632	—	—	379	(8,593)	8,962,132
Small Company Growth (JHVIT)	353,246	105,940	(459,186)	—	—	834,293	4,704,269	(3,200,810)	—
Small Company Value	506,170	102,166	(106,394)	501,942	26,260	1,551,852	517,895	(907,605)	10,445,409
Strategic Equity Allocation	27,509,179	775,126	(6,335,555)	21,948,750	7,710,830	6,306,185	37,192,685	37,177,538	436,341,158
Strategic Growth	3,183,437	403,605	(783,811)	2,803,231	246,622	6,242,197	1,561,924	4,958,177	49,168,680
Total Return	7,402,778	496,899	(460,560)	7,439,117	2,583,475	—	(193,927)	2,067,505	100,353,686
					$48,463,641	$39,270,017	$80,890,412	$80,938,193	$2,262,205,785

Managed Volatility Conservative Portfolio
Blue Chip Growth	667,817	55,094	(236,721)	486,190	$19,247	$1,139,876	$1,974,004	$2,436,691	$16,977,749
Bond	54,488,841	2,163,825	(7,176,386)	49,476,280	18,852,849	—	(2,326,210)	8,440,761	663,476,919
Capital Appreciation	1,282,806	232,130	(390,341)	1,124,595	15,617	1,248,814	(958,434)	4,688,145	16,497,809
Core Bond	7,779,854	511,627	(971,014)	7,320,467	2,095,591	1,231,718	(814,574)	835,372	95,312,486
Emerging Markets Equity	260,759	62,110	(95,069)	227,800	18,346	28,799	195,833	740,668	2,763,211
Emerging Markets Value	967,187	74,387	(260,142)	781,432	138,445	—	444,854	1,815,155	8,290,988
Equity Income	1,789,757	246,258	(458,490)	1,577,525	637,931	2,124,085	1,091,297	479,458	27,480,478
Fundamental All Cap Core	1,906,760	—	(1,906,760)	—	—	—	4,712,600	(2,712,243)	—
Fundamental Large Cap Value	—	1,918,309	(364,867)	1,553,442	268,248	1,535,499	231,875	462,047	22,447,234
Global Bond	3,993,416	159,172	(625,120)	3,527,468	1,076,875	—	1,189,995	1,705,703	45,398,514
Global Conservative Absolute Return	1,279,273	—	(483,080)	796,193	—	—	(330,799)	283,854	7,388,671
International Growth	48,767	89,712	(41,085)	97,394	15,650	—	159,375	601,008	2,694,882
International Growth Opportunities	197,913	—	(197,913)	—	—	—	151,283	59,499	—
International Growth Stock	279,832	12,403	(73,288)	218,947	57,597	—	247,867	541,573	4,063,656
International Value	1,343,030	16,504	(882,724)	476,810	128,467	—	567,903	1,621,230	6,775,470
International Value Equity	16,584	2,073	(18,657)	—	—	—	15,061	3,092	—
Mid Cap Stock	291,372	16,853	(94,344)	213,881	—	80,733	120,254	830,940	3,856,280
Mid Value	364,746	55,271	(81,788)	338,229	41,069	369,816	98,349	(66,947)	3,899,780
New Income	14,167,531	703,647	(1,850,340)	13,020,838	4,642,961	—	(1,482,363)	3,538,383	165,104,231
Short Term Government Income	1,343,733	33,026	(136,951)	1,239,808	217,263	—	(87,474)	(30,878)	14,902,490
Small Cap Growth	379,621	62,871	(123,064)	319,428	—	—	107,969	606,726	3,274,135
Small Cap Value	140,987	31,132	(34,111)	138,008	28,409	230,127	18,831	(163,934)	2,785,010
Small Company Growth (JHF II)	—	116,865	(1,892)	114,973	—	—	162	(2,299)	2,398,330
Small Company Growth (JHVIT)	94,245	28,587	(122,832)	—	—	224,558	409,691	8,187	—
Small Company Value	111,552	54,772	(30,675)	135,649	7,114	420,391	34,147	(139,164)	2,822,856

32

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

					DIVIDENDS AND DISTRIBUTIONS
PORTFOLIO	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	INCOME DISTRIBUTIONS RECEIVED	CAPITAL GAIN DISTRIBUTIONS RECEIVED	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	ENDING VALUE
Managed Volatility Conservative Portfolio (continued)
Strategic Equity Allocation	8,102,343	437,674	(2,202,410)	6,337,607	$2,250,629	$1,835,860	$12,666,212	$9,284,188	$125,991,621
Strategic Growth	980,556	226,026	(265,634)	940,948	83,611	2,116,252	628,474	1,313,802	16,504,234
Total Return	6,433,340	371,485	(897,890)	5,906,935	2,082,681	—	(468,265)	2,064,293	79,684,556
					$32,678,600	$12,586,528	$18,597,917	$39,245,310	$1,340,791,590

33

John Hancock Variable Insurance Trust

Report of independent registered public accounting firm

To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of Managed Volatility Aggressive Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio, and Managed Volatility Moderate Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Managed Volatility Aggressive Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio, and Managed Volatility Moderate Portfolio (five of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 23, 2018

We have served as the auditor of one or more investment companies in the John Hancock family of funds since 1988.

34

John Hancock Variable Insurance Trust

Trustees and officers information

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Hassell H. McClellan Born: 1945	Trustee (since 2005) and Chairperson of the Board (since 2017)
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis[2] Born: 1941	Trustee (since 1988)
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess[2] Born: 1942	Trustee (since 2005)
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham Born: 1944	Trustee (since 2012)
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey Born: 1946	Trustee (since 2008)
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

35

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Theron S. Hoffman[2] Born: 1947	Trustee (since 2008)
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson Born: 1952	Trustee (since 2012)
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates Born: 1946	Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000–2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998–2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014–2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015–2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012–2016), John Hancock retail funds[3]; Trustee (2005–2006 and since 2012) and Chairperson of the Board (2012–2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005–2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005–2016).

Steven R. Pruchansky Born: 1944	Trustee and Vice Chairperson of the Board (since 2012)
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014–2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

36

John Hancock Variable Insurance Trust

Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Gregory A. Russo Born: 1949	Trustee (since 2012)
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012), and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Andrew G. Arnott Born: 1971	President and Non-Independent Trustee (since 2017)
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

James R. Boyle Born: 1959	Non-Independent Trustee (since 2015)
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014–2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005–2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005–2010; 2012–2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005–2014 and since 2015).

Warren A. Thomson Born: 1955	Non-Independent Trustee (since 2012)
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

37

John Hancock Variable Insurance Trust

Trustees and officers information

Principal officers who are not Trustees

Name, Year of Birth	Position with the Trust	Principal Occupation(s) During Past Five Years
John J. Danello Born: 1955	Senior Vice President, Secretary, and Chief Legal Officer (since 2014)
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds[3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr. Born: 1947	Chief Compliance Officer (since 2005)
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds[3], John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone Born: 1965	Treasurer (since 2012)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

2	Member of the Audit Committee.

3	“John Hancock retail funds” currently is comprised of John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds. The information for the John Hancock retail funds category relates to service as a Trustee or Officer of any of these funds for the stated period.

4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

38

John Hancock Variable Insurance Trust

For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at sec.gov.

PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The trust’s Form N-Q is available electronically on the SEC website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 800-SEC-0330.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

39

John Hancock Annuities Service Center
P.O. Box 55444
Boston, MA 02205-5444

Management of the trust

Trustees

Hassell H. McClellan, *Chairperson*
Steven R. Pruchansky, *Vice Chairperson****
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham**
Grace K. Fey**
Theron S. Hoffman*
Deborah C. Jackson**
James M. Oates***
Gregory A. Russo***
Warren A. Thomson†

* Member of the Audit Committee
** Member of the Compliance Committee
*** Member of the Contracts, Legal & Risk Committee
† Non-Independent Trustee
\# Effective 6-20-17

Officers

Andrew G. Arnott, President
John J. Danello, Sr. Vice President, Secretary, and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer

Investment advisor

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHTLA 12/17
2/18

1115018: 1217

American Funds Insurance Series® Annual report for the year ended December 31, 2017

American Funds Insurance Series, from Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
4	Fund reviews
Investment portfolios
46	Global Growth Fund
49	Global Small Capitalization Fund
53	Growth Fund
56	International Fund
59	New World Fund®
63	Blue Chip Income and Growth Fund
65	Global Growth and Income Fund
68	Growth-Income Fund
71	International Growth and Income Fund
74	Capital Income Builder®
78	Asset Allocation Fund
83	Global Balanced Fund
88	Bond Fund
94	Global Bond Fund
99	High-Income Bond Fund
104	Mortgage Fund
108	Ultra-Short Bond Fund
109	U.S. Government/AAA-Rated Securities Fund
113	Managed Risk Growth Fund
114	Managed Risk International Fund
115	Managed Risk Blue Chip Income and Growth Fund
116	Managed Risk Growth-Income Fund
117	Managed Risk Asset Allocation Fund
118	Financial statements

Fellow investors:

Equity markets rallied in 2017, with the MSCI ACWI (All Country World Index)1 advancing 23.97%. Against a backdrop of widespread macroeconomic stability, a majority of countries benefited from strong corporate earnings and accommodative monetary policy. Financial markets remained resilient despite challenges stemming from volatile politics in Western democracies, uncertainty in the Middle East, and tensions between the U.S. and North Korea.

The MSCI USA Index1 rose 21.90%, with Gross Domestic Product (GDP) growing an annualized 3.2% in the third quarter. On the whole, the picture remained bright, reflecting an improving jobs market, rising consumer confidence, a surge in retail sales and healthy corporate profits. On the policy front, the Trump administration followed through on its pledge of delivering tax reforms as Congress approved a $1.5 trillion tax bill. Meanwhile, the Federal Reserve raised the benchmark federal funds rate by a quarter percentage point three times over the 12 months and announced it would begin to reduce the size of its balance sheet as the economy continues to strengthen.

European markets improved, diminishing investor concerns about political risk as election victories for Emmanuel Macron in France and Angela Merkel in Germany helped restore a degree of stability. The MSCI Europe Index1 climbed 25.51%, reversing last year’s weakness, with France (+28.75%), Italy (+28.43%), Germany (+27.70%) and the U.K. (+22.30%) all registering double-digit gains. Central bank stimulus measures helped lift Europe’s markets, as officials from the European Central Bank announced they would extend quantitative easing until at least September 2018 to help keep the economy on track. Ultra-low or negative interest rates and a broad-based recovery across the continent, particularly in countries that have engaged in fiscal reform in the past several years, facilitated Europe’s growth trajectory while helping combat deflationary pressures. GDP climbed at an annualized rate of 2.6% in the euro zone as the unemployment rate fell to 8.9%, its lowest level since 2009.

Elsewhere among developed markets, Japanese equities rose 23.99%, buoyed by the country’s longest streak of economic expansion in more than a decade and a weaker yen. On the political front, Prime Minister Shinzo Abe won a majority for his party in a parliamentary election held a year earlier than expected.

Emerging markets recorded some of the most impressive gains with the MSCI EM (Emerging Markets) Index1 up 37.28%. Chinese equities advanced 54.07%, allaying fears about the nation’s debt load. Higher commodity prices, an uptick in industrial activity and government policy measures designed to stimulate the economy boosted the country’s growth. President Xi Jinping’s re-election confirmed support for his policies aimed at hastening development and improving international relations. China continues to build a rich digital ecosystem around e-commerce as it strengthens its position

See page 2 for footnotes.

American Funds Insurance Series       1

as a global competitor. Elsewhere, government leaders in Brazil (+24.11%) and India (+38.76%) unveiled additional plans designed to stoke their respective economies, which expanded at an improving tempo. Russian stocks climbed a more modest 5.20% as oil prices rebounded. OPEC and Russia agreed to extend oil production cuts until the end of 2018 to accelerate rebalancing of inventories around the world.

In bond markets, U.S. investment-grade (as measured by the Bloomberg Barclays U.S. Corporate Investment Grade Index2) and high-yield corporates (as measured by the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index2) advanced 6.42% and 7.50%, respectively, as investors sought higher yields than those offered by U.S. Treasuries amid tightening monetary policy. The Bloomberg Barclays Global Aggregate Index2, a measure of global investment-grade bonds (rated BBB/Baa and above), was up 7.39%, while the Bloomberg Barclays U.S. Aggregate Index2 (which measures U.S. investment-grade bonds) improved 3.54%. The 10-year Treasury yield, which stood at 2.45% on December 31, 2016, was little changed by year-end finishing at 2.40%. U.S. dollar–denominated emerging markets bonds, as measured by the J.P. Morgan EMBI (Emerging Markets Bond Index) Global3, rose 9.32% as their higher yields were popular in a low-rate environment.

In currency markets, the U.S. dollar depreciated against most currencies. The euro (+13.85%), British pound (+9.48%) and Canadian dollar (+7.03%) all benefited from a weaker U.S. dollar. Gainers among developing markets included the Chinese renminbi (+6.72%), Indian rupee (+6.33%) and Russian ruble (+6.03%). The Brazilian real declined 1.88%.

Looking ahead
As the global economy continues to gather momentum, we remain optimistic about the long-term outlook. Lower corporate taxes combined with the prospects of greater infrastructure spending and regulatory reform could help the U.S. set the pace for expansion.

While Europe and Japan are in the midst of a recovery, many emerging markets are enjoying even faster growth amid rising commodities prices, a weakening U.S. dollar and increased consumer spending as the standard of living improves in a number of developing countries. We closely monitor key indicators such as inflation and wage growth, while evaluating the potential impact of a return to more normalized monetary policy from central banks in the future. All these factors are likely to cause interest rates to edge higher. A backdrop of good growth and modestly increasing rates should be positive for equities.

In the short term, we develop some caution whenever the market stages an impressive rally, as it has recently. It would not be uncommon to see a correction or pause after such gains. At these higher levels of valuation, we believe it is particularly important to conduct fundamental research and remain confident in our investment approach.

After a period of record low volatility, we are not surprised to see it pick up again recently. As stock pickers, we believe volatile share prices may present an opportunity to invest in individual companies with sound fundamentals that can ride out short-term turbulence.

Our time-tested approach — based on extensive research, a long-term outlook and close attention to valuation — has served investors well over time. We continue to have confidence this will remain the case. We thank you for your support and look forward to reporting to you again in six months’ time.

Sincerely,
Donald D. O’Neal
Vice Chairman of the Board
Alan N. Berro
President

February 9, 2018

All market indexes referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]

Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.

[2]	Source: Bloomberg Index Services Ltd.
[3]

This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

2       American Funds Insurance Series

Summary investment portfolios

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund show a complete listing of portfolio holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 2 shares (Class P2 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010, and for Blue Chip Income and Growth Fund from February 1, 2014, through January 31, 2015.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets. In addition, the investment adviser is currently reimbursing a portion of miscellaneous expenses for all managed risk funds except Managed Risk Asset Allocation Fund. The funds’ investment results and net expense ratios shown reflect the waivers and reimbursements, without which the results would have been lower and the expenses would have been higher. The waivers and reimbursements will be in effect through at least May 1, 2019, unless modified or terminated by the series board. See the Financial Highlights tables in the report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series — Growth FundSM and American Funds Insurance Series — Bond FundSM. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series — International FundSM and American Funds Insurance Series — Bond FundSM. The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series — Blue Chip Income and Growth FundSM and American Funds Insurance Series U.S. Government/AAA-Rated Securities FundSM. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series — Growth-Income FundSM and American Funds Insurance Series — Bond FundSM. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series — Asset Allocation FundSM. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series       3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund rose 31.47% for the 12 months ended December 31, 2017, compared with a 23.97% increase for the MSCI ACWI (All Country World Index)1, a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving job market provided a boost to the economy. European stocks rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets advanced as well, led by rising prices for most commodities and robust profits from leading technology companies.

Larger-than-index investments and strong stock selection in information technology and consumer discretionary benefited fund results. An eclectic mix of stocks boosted the fund’s returns. Nintendo soared as the company’s second-quarter revenues and earnings topped estimates, led by strong sales of the Nintendo Switch console. Amazon reported strong third-quarter earnings and acquired Whole Foods, which helped strengthen its retail platform and contributed to its stock price appreciation.

Investments in energy companies detracted from the fund’s results. OPEC’s production cuts aimed at propping up oil prices had done little for Canadian energy stocks as Seven Generations declined.

On a geographic basis, stocks of companies domiciled in the U.S., China and the Netherlands were additive to relative results, while stocks of companies based in Canada, Spain and Denmark lagged.

Despite soaring valuations, the fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

					Percent of net assets
Country diversification	The Americas		Europe (continued)		Other regions
	United States	38.2%	Italy	1.0%	South Africa	1.3%
	Other	2.0	Other	2.2
		40.2		29.8	Short-term securities & other
					assets less liabilities	3.3
	Europe		Asia/Pacific Basin
	United Kingdom	7.0	Japan	6.6	Total	100.0%
	France	6.2	China	6.0
	Netherlands	4.4	Taiwan	4.0
	Switzerland	3.7	Hong Kong	3.3
	Germany	1.5	India	2.9
	Spain	1.5	South Korea	1.1
	Russian Federation	1.3	Other	1.5
	Finland	1.0		25.4

			Percent of net assets
Largest equity	Amazon	5.47%	Facebook	2.54%
securities	ASML	3.60	British American Tobacco	2.17
	TSMC	3.53	AIA Group	2.05
	Alphabet	3.39	Microsoft	1.86
	Nintendo	2.88	Alibaba Group	1.86

4       American Funds Insurance Series

Global Growth Fund

Average annual	For periods ended December 31, 2017
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since April 30, 1997)	ratio
	Class 1	31.80%	13.61%	7.68%	10.12%	.55%
	Class 1A	31.54	13.34	7.42	9.85	.80 [2]
	Class 2	31.47	13.33	7.42	9.84	.80
	Class 4	31.11	13.13	7.19	9.59	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

American Funds Insurance Series       5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund increased 25.89% for the 12 months ended December 31, 2017. Its benchmark, the MSCI All Country World Small Cap Index¹, a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, gained 23.81%.

Global stocks advanced on the back of strong corporate earnings, accommodative monetary policy and macroeconomic stability across most regions. Numerous equity market indexes achieved or neared multiyear highs in 2017. European and emerging market equities outpaced U.S. stock markets, as investors set aside concerns about politics and focused on the global economic recovery.

Holdings in the information technology, consumer discretionary and health care sectors — the fund’s largest sectors by concentration — aided returns. Kite Pharma rose as the company was acquired by Gilead for $11.9 billion in an all-cash deal. Sunny surged to all-time highs led by robust demand for technology-related components that helped contribute to earnings growth. Investments in energy stocks, such as Laredo Petroleum and Carrizo, hurt results.

While investments in U.S. companies were additive to relative returns, larger-than-index investments in U.K.–domiciled companies detracted from relative results.

We continue to think powerful long-term investments can be found among companies with innovative products and services that are changing the way people live around the globe. We also continue to believe there are better values outside the U.S. stock market that grow more compelling every day.

While geopolitical uncertainties may result in volatility, the fund’s portfolio managers are optimistic that our investment process can help identify companies outside the U.S. with innovative products and services that are changing the way people live around the globe.

					Percent of net assets
Country diversification	The Americas		Asia/Pacific Basin (continued)		Europe (continued)
	United States	40.3%	Taiwan	2.4%	Switzerland	1.0%
	Canada	2.7	Philippines	1.8	Other	4.1
	Brazil	1.0	Thailand	1.7		21.1
	Other	.2	South Korea	1.4
		44.2	Other	1.6	Short-term securities & other
				28.3	assets less liabilities	6.4
	Asia/Pacific Basin
	Japan	7.2	Europe		Total	100.0%
	China	4.6	United Kingdom	12.3
	India	4.4	Germany	2.6
	Hong Kong	3.2	France	1.1

			Percent of net assets
Largest equity	GW Pharmaceuticals	2.28%	Hilton Grand Vacations	1.19%
securities	Insulet	1.83	Melco International Development	1.18
	Qorvo	1.73	GVC Holdings	1.17
	WIN Semiconductors	1.43	Illumina	1.17
	Kotak Mahindra Bank	1.20	Integra LifeSciences Holdings	1.14

6       American Funds Insurance Series

Global Small Capitalization Fund

Average annual	For periods ended December 31, 2017
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since April 30, 1998)	ratio
	Class 1	26.22%	11.31%	4.26%	9.80%	.74%
	Class 1A	25.99	11.05	4.01	9.53	.99 [2]
	Class 2	25.89	11.04	4.00	9.53	.99
	Class 4	25.62	10.78	3.76	9.26	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

American Funds Insurance Series       7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 28.28% for the 12 months ended December 31, 2017, compared with a 21.83% increase in its benchmark, the Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving job market provided a boost to the economy. Strong consumer demand and rising optimism fueled the information technology sector higher. European stocks rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets also advanced, led by rising prices for most commodities and robust profits from leading technology companies.

Larger-than-index investments and stock selection in information technology and consumer discretionary boosted the fund’s returns. Among the fund’s top contributors to returns (posting double-digit gains) was consumer discretionary company Amazon and information technology company Facebook. Exposure to the energy sector detracted from fund results, despite OPEC’s decision to extend production cuts into 2018. Energy exploration and production company Noble Energy and oil-field services company Schlumberger detracted from returns.

Although U.S. economic growth remained strong with GDP growing at an annualized pace of 3.2% in the third quarter, the fund’s portfolio managers are keeping a close watch on economic indicators, such as wage growth and fiscal policy, including outcomes of the recent U.S. tax bill. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad economic environments, and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

			Percent of net assets
Largest equity	Amazon	6.39%	Broadcom	2.92%
securities	Facebook	5.89	ASML	2.49
	Microsoft	4.00	Apple	2.18
	Alphabet	3.71	Netflix	1.96
	UnitedHealth Group	3.10	Tesla	1.88

8       American Funds Insurance Series

Growth Fund

Average annual	For periods ended December 31, 2017
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1	28.62%	16.50%	8.56%	12.83%	.35%
	Class 1A	28.36	16.22	8.29	12.55	.60 [2]
	Class 2	28.28	16.21	8.29	12.55	.60
	Class 3	28.39	16.29	8.36	12.63	.53
	Class 4	27.99	15.95	8.03	12.27	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Based on estimated amounts for the current fiscal year.

American Funds Insurance Series       9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund gained 32.14% for the 12 months ended December 31, 2017. Its benchmark, the MSCI ACWI (All Country World Index) ex USA1, a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes excluding the U.S., rose 27.19%.

Global stocks rallied, led by strong corporate earnings growth and accommodative monetary policy amid a backdrop of macroeconomic stability across most regions. A broad-based recovery and ultra-low interest rates across Europe, particularly in countries that have engaged in fiscal reform over the past few years, facilitated the continent’s growth trajectory while helping combat deflationary pressures. Political fighting in the U.S. and elsewhere was essentially ignored by resilient financial markets.

Investments in the information technology sector contributed most to absolute and relative returns. The fund took advantage of the rally in the information technology sector, helped by investments in Tencent and Alibaba Group. Accelerated revenue growth and strong Chinese consumption promoted an increase in both companies’ stock prices, respectively. Investments in the financials sector were also among the top contributors to the fund’s returns. HDFC Bank surged after the company reported healthy second-quarter profits as the bank continued to gain market share from state-owned banks. Investments in the health care sector hindered the fund’s returns the most on a relative basis. Teva Pharmaceutical was among the top detractors to relative returns, as the company’s share price declined due to worse-than-expected results for the second quarter.

The fund’s portfolio managers continue to monitor key indicators in advanced countries — from wage growth and inflation dynamics to the impact of technology and demographics on productivity — as they seek the flexibility to pivot to areas of opportunity. That is why we take a multilayered approach to research, and invest in different geographies, industries and companies that can control their own destiny through efficiencies or innovative products.

					Percent of net assets
Country diversification	Asia/Pacific Basin		Europe (continued)		Other regions
	Japan	14.1%	Germany	2.8%	South Africa	1.0%
	Hong Kong	10.0	Netherlands	2.2	Israel	.8
	India	7.4	Spain	1.9		1.8
	China	7.3	Italy	1.6
	South Korea	7.1	Denmark	.9	Short-term securities & other
	Australia	1.6	Other	1.4	assets less liabilities	8.4
	Thailand	1.1		35.2
	Philippines	1.1			Total	100.0%
		49.7	The Americas
			Canada	2.8
	Europe		Brazil	1.6
	United Kingdom	12.6	United States	.5
	France	7.3		4.9
	Switzerland	4.5

				Percent of net assets
Largest equity	AIA Group	3.50%	Alibaba Group	2.41%
securities	Samsung Electronics	3.12	Royal Dutch Shell	1.92
	Airbus Group	2.98	Novartis	1.70
	HDFC Bank	2.69	Galaxy Entertainment Group	1.37
	Tencent	2.46	Prudential	1.36

10       American Funds Insurance Series

International Fund

Average annual	For periods ended December 31, 2017
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since May 1, 1990)	ratio
	Class 1	32.46%	9.38%	3.63%	8.55%	.54%
	Class 1A	32.15	9.11	3.37	8.28	.79 [2]
	Class 2	32.14	9.11	3.37	8.28	.79
	Class 3	32.23	9.18	3.44	8.36	.72
	Class 4	31.89	8.88	3.13	8.02	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

American Funds Insurance Series       11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund gained 29.44% for the 12 months ended December 31, 2017. Its benchmark indexes are the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes, and the MSCI Emerging Markets Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets, consisting of more than 20 emerging market country indexes. They rose 23.97% and 37.28%, respectively.

Global stocks rallied, led by strong corporate earnings growth and accommodative monetary policy amid a backdrop of macroeconomic stability across most regions. A broad-based recovery and ultra-low interest rates across Europe, particularly in countries that have engaged in fiscal reform over the past few years, facilitated the continent’s growth trajectory while helping combat deflationary pressures. Political fighting in the U.S. and elsewhere was essentially ignored by resilient financial markets. Numerous indexes achieved or neared multiyear highs during the year, led in part by information technology stocks.

Select holdings in the financials and information technology sectors were beneficial to the fund. HDFC Bank surged after the company reported healthy second-quarter profits as the bank continued to gain market share from state-owned banks, while AAC Technologies Holdings jumped to a record high on strong third-quarter earnings. Among detractors, technology company Murata Manufacturing hindered relative returns, hurt by high costs of mass production for a key iPhone component.

While the broad stock market has rallied amid a global economic recovery, new populist policies and tax reform, how it responds to the U.S. presidential administration on matters including trade and spending is worth monitoring. As the fund invests in many different geographies, the fund’s managers continue to carefully monitor the portfolio while searching for undervalued companies with solid foundations around the world.

					Percent of net assets
Country diversification	Asia/Pacific Basin		The Americas (continued)		Other regions
	India	13.2%	Argentina	3.8%	South Africa	1.5%
	China	11.9	Mexico	2.7	Other	.6
	Japan	6.8	Canada	1.0		2.1
	Taiwan	5.9	Other	.6
	Australia	1.7		29.8	Short-term securities & other
	South Korea	1.7			assets less liabilities	4.4
	Hong Kong	1.4	Europe
	Thailand	1.2	United Kingdom	8.1	Total	100.0%
	Other	.7	France	3.6
		44.5	Russian Federation	3.4
			Switzerland	1.8
	The Americas		Other	2.3
	United States	15.0		19.2
	Brazil	6.7

			Percent of net assets
Largest equity	Reliance Industries	5.40%	HDFC Bank	2.24%
securities	TSMC	2.94	Murata Manufacturing	2.21
	British American Tobacco	2.85	Baidu	2.21
	United Microelectronics	2.79	Grupo Financiero Galicia	2.09
	Alphabet	2.69	Foshan Haitian Flavouring and Food	1.77

12       American Funds Insurance Series

New World Fund

Average annual	For periods ended December 31, 2017
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since June 17, 1999)	ratio
	Class 1	29.73%	6.52%	3.65%	8.80%	.76%
	Class 1A	29.42	6.25	3.39	8.53	1.01 [2]
	Class 2	29.44	6.25	3.39	8.53	1.01
	Class 4	29.06	6.00	3.14	8.26	1.26

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

American Funds Insurance Series       13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 17.04% for the 12 months ended December 31, 2017, trailing its benchmark, the Standard & Poor’s 500 Composite Index (a market capitalization-weighted index based on the results of approximately 500 widely held common stocks),1 which rose 21.83%.

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving job market provided a boost to the economy. Strong consumer demand and rising optimism pushed the information technology sector higher. Outside the U.S., European stocks rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets also advanced, led by rising prices for most raw materials and robust profits from leading technology companies.

Investments in information technology and health care companies boosted the fund’s returns. Among the fund’s top contributors to returns (posting double-digit gains) was health care company AbbVie, which reported third-quarter earnings above analyst estimates due in part to sales of its flagship drug, Humira. Intel’s stock price also rose as the company reported better-than-expected third-quarter earnings and revenue from its data center.

Investments in the energy sector hindered returns, despite OPEC’s production cuts aimed at bolstering oil prices. Energy exploration and production company Halliburton hindered results. Telecommunication services company CenturyLink was also a drag, as the company missed third-quarter earnings and revenue estimates.

Given the fund’s focus on investing in dividend-paying stocks, a lack of investments in certain growth stocks in the information technology sector, such as Facebook, hampered relative returns. On a country basis, lower-than-index investments in U.S. domiciled companies also detracted from the fund’s relative returns.

The fund’s portfolio managers are keeping a close watch on the U.S. economy. Portfolio managers continue to favor well-managed, high-quality companies that are capable of generating positive cash flow in myriad economic environments, and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

			Percent of net assets
Largest equity	AbbVie	6.97%	Wells Fargo	3.89%
securities	Verizon Communications	5.42	Prudential Financial	3.25
	JPMorgan Chase	4.43	Texas Instruments	2.93
	Amgen	4.39	CSX	2.71
	Intel	4.15	Canadian Natural Resources	2.39

14       American Funds Insurance Series

Blue Chip Income and Growth Fund

Average annual	For periods ended December 31, 2017
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since July 5, 2001)	ratio
	Class 1	17.30%	15.93%	8.13%	6.85%	.41%
	Class 1A	17.08	15.66	7.87	6.59	.66 [2]
	Class 2	17.04	15.65	7.86	6.58	.66
	Class 4	16.70	15.48	7.65	6.35	.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from February 1, 2014, through January 31, 2015. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Based on estimated amounts for the current fiscal year.

American Funds Insurance Series       15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund gained 26.06% for the 12 months ended December 31, 2017, compared with a 23.97% increase in its benchmark, the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks advanced on the back of strong corporate earnings, accommodative monetary policy and macroeconomic stability across most regions. Numerous indexes achieved or neared multiyear highs in 2017. European and emerging market equities outpaced U.S. stock markets, as investors set aside concerns about politics and focused on the global economic recovery.

Information technology was one of several sectors that contributed to the fund’s absolute returns. The fund’s holdings in Nintendo and Broadcom were among the top contributors to absolute results. Nintendo shares soared as the company’s second-quarter revenues and earnings beat market expectations, led by strong sales of the Nintendo Switch console. Semiconductor manufacturer Broadcom also rose as the company’s fiscal fourth-quarter earnings topped analyst estimates. On the downside, stock selection in materials and financials hindered relative returns.

On a country basis, holdings in the U.S., Japan and India contributed to relative returns, and holdings in Canada, the U.K. and Italy were a drag on relative returns.

The fund’s cash position enables portfolio managers to better navigate a challenging environment by focusing on opportunities when stock prices are favorable. The fund’s portfolio managers are also optimistic they can uncover promising long-term investment opportunities and companies with sustainable dividends and income.

					Percent of net assets
Country diversification	The Americas		Europe (continued)		Other regions
	United States	34.4%	Netherlands	1.0%	Israel	.3%
	Brazil	3.0	Other	1.1
	Mexico	2.9		30.8	Short-term securities & other
	Other	.8			assets less liabilities	4.0
		41.1	Asia/Pacific Basin
			Japan	7.0	Total	100.0%
	Europe		Taiwan	6.0
	United Kingdom	12.2	India	4.3
	France	5.8	China	2.4
	Switzerland	4.4	Hong Kong	1.2
	Germany	3.5	Australia	1.1
	Denmark	1.6	Other	1.8
	Ireland	1.2		23.8

				Percent of net assets
Largest equity	Nintendo	4.31%	Nestlé	2.28%
securities	British American Tobacco	4.13	UnitedHealth Group	2.25
	TSMC	3.37	Reliance Industries	2.00
	Microsoft	3.28	Broadcom	1.67
	Airbus Group	2.38	United Microelectronics	1.55

16       American Funds Insurance Series

Global Growth and Income Fund

Average annual	For periods ended December 31, 2017
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since May 1, 2006)	ratio
	Class 1	26.40%	11.85%	6.17%	7.29%	.63%
	Class 1A	26.35	11.61	5.93	7.04	.88 [2]
	Class 2	26.06	11.56	5.91	7.02	.88
	Class 4	25.83	11.36	5.67	6.78	1.13

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

American Funds Insurance Series       17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 22.38% for the 12 months ended December 31, 2017. The Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, rose 21.83%.

U.S. stocks staged an impressive rally as the economic picture remained bright. GDP grew an annualized 3.2% in the third quarter. Repeating a common theme, information technology companies advanced, supported by better-than-expected corporate earnings in the sector. Outside the U.S., European stocks rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets also advanced, led by rising prices for most commodities and robust profits from leading technology companies.

Fund investments in the consumer discretionary and health care sectors contributed the most to relative returns. Among consumer discretionary companies, Amazon reported strong third-quarter earnings and acquired Whole Foods, which helped strengthen its retail platform and contributed to an increase in its stock price. Health care company AbbVie reported third-quarter earnings above analyst estimates due in part to sales of its flagship drug, Humira. Despite OPEC’s production cuts aimed at propping up oil prices, investments in the energy sector hindered absolute results. Energy exploration and production company Noble Energy and oil-field services company Schlumberger detracted from returns.

As equity markets continue to advance, valuations for many companies are up — calling into question the sustainability of this remarkable bull market. The fund’s portfolio managers exercise caution and continue to conduct global research and fundamental analysis to identify companies that are reasonably valued for their growth prospects, while maintaining a long-term perspective on investing.

				Percent of net assets
Largest equity	Amazon	3.98%	Verizon Communications	1.88%
securities	AbbVie	2.64	JPMorgan Chase	1.62
	Microsoft	2.48	Texas Instruments	1.61
	Alphabet	2.34	Amgen	1.56
	Netflix	2.21	Broadcom	1.44

18	American Funds Insurance Series

Growth-Income Fund

Average annual	For periods ended December 31, 2017
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1	22.68%	15.67%	8.19%	11.45%	.28%
	Class 1A	22.47	15.40	7.93	11.18	.53 [2]
	Class 2	22.38	15.38	7.92	11.17	.53
	Class 3	22.47	15.46	8.00	11.25	.46
	Class 4	22.08	15.12	7.67	10.90	.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Based on estimated amounts for the current fiscal year.

American Funds Insurance Series       19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund rose 25.03% for the 12 months ended December 31, 2017, slightly trailing its benchmark, the MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes excluding the U.S., which rose 27.19%

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving job market provided a boost to the economy. European stocks also rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Rising prices for most commodities and robust profits from leading technology companies lifted emerging markets.

The best contributors to the fund’s relative returns were the financials and industrials sectors, due in part to good stock selection. Among financials, HDFC Bank surged after the company reported healthy second-quarter profits as the bank continued to gain market share from state-owned banks.

On the downside, investment selection in the health care sector hindered relative returns. Teva Pharmaceutical was among the top detractors, as the company’s share price declined due to worse-than-expected results for the second quarter.

The fund’s portfolio managers continue to monitor global geopolitics that may derail economic growth, but are optimistic that global research combined with the fund’s flexible mandate will help us identify attractive investment opportunit

					Percent of net assets
Country diversification	Europe		Asia/Pacific Basin		Other regions
	United Kingdom	18.9%	Hong Kong	8.2%	Israel	1.0%
	France	7.8	Japan	8.0	Other	1.2
	Switzerland	4.9	South Korea	5.4		2.2
	Spain	3.8	China	4.5
	Italy	2.5	India	2.8	Short-term securities & other
	Portugal	2.2	Taiwan	2.0	assets less liabilities	6.5
	Germany	2.1	Thailand	1.6
	Russian Federation	2.0	Other	1.1	Total	100.0%
	Netherlands	2.0		33.6
	Denmark	1.9
	Norway	1.4	The Americas
	Sweden	1.0	Brazil	2.2
	Other	1.5	United States	1.9
		52.0	Other	1.6
				5.7

				Percent of net assets
Largest equity	Royal Dutch Shell	4.08%	British American Tobacco	2.02%
securities	HDFC Bank	2.49	TSMC	2.02
	Samsung Electronics	2.44	Banco Santander	2.01
	Shanghai International Airport	2.43	Sun Hung Kai Properties	2.01
	CK Asset Holdings	2.29	Novartis	1.97

20       American Funds Insurance Series

International Growth and Income Fund

Average annual	For periods ended December 31, 2017
total returns based on				Lifetime	Expense
a $1,000 investment		1 year	5 years	(since November 18, 2008)	ratio
	Class 1	25.31%	6.93%	10.37%	.65%
	Class 1A	25.14	6.69	10.11	.90 [2]
	Class 2	25.03	6.67	10.09	.90
	Class 4	24.72	6.47	9.86	1.15

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

American Funds Insurance Series       21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, a mix of stocks and bonds, rose 13.04% for the 12 months ended December 31, 2017. During the same period, the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes, rose 23.97%. The Bloomberg Barclays U.S. Aggregate Index,2 which measures investment-grade U.S. bonds (rated BBB/Baa and above), gained 3.54%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index3 rose 17.50%. The Lipper Global Equity Income Funds Average,4 a measure of similar funds, increased 17.29%.

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving jobs market provided a boost to the economy. European stocks also rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings. Emerging markets advanced, led by rising prices for most commodities and robust profits from leading technology companies.

The strongest contributors to the equity portfolio’s relative returns were the industrials and real estate sectors due to good stock selection. Boeing boosted returns and registered double-digit gains as the company beat third-quarter earnings.

On the downside, the energy sector detracted from the fund’s returns. Contract drilling services provider Helmerich & Payne hindered returns as the company reported a loss for the fourth quarter. While the fixed income portfolio detracted from relative returns, investments in bonds continue to provide the opportunity for downside protection.

Portfolio managers expect the current administration to reduce regulation, which should boost companies’ return on equity and result in higher dividends. Greater demand and signs of ebbing U.S. product are expected to help energy prices, which in turn will improve dividend prospects for holdings in the energy sector. While portfolio managers do not expect the new administration to affect legislation that will impact drug pricing, drug prices are a potential headline risk for health care stocks. The portfolio managers are optimistic that our global research will help us identify attractive long-term investment opportunities.

					Percent of net assets
Country diversification	The Americas		Asia/Pacific Basin		Other regions
	United States	56.0%	Hong Kong	3.4%	Other	.1%
	Canada	2.7	Taiwan	2.4
		58.7	Other	2.4	Short-term securities & other
				8.2	assets less liabilities	4.9
	Europe
	United Kingdom	15.1			Total	100.0%
	France	3.6
	Switzerland	2.9
	Netherlands	1.7
	Italy	1.3
	Sweden	1.1
	Other	2.4
		28.1

22       American Funds Insurance Series

Capital Income Builder

Average annual	For periods ended December 31, 2017
total returns based on			Lifetime	Expense
a $1,000 investment		1 year	(since May 1, 2014)	ratio
	Class 1	13.29%	4.30%	.54%
	Class 1A	13.02	4.04	.79 [5]
	Class 2	13.04	4.21	.79
	Class 4	12.65	3.78	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]

Data sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.

[4]

Source: Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

[5]	Based on estimated amounts for the current fiscal year.

American Funds Insurance Series       23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, rose 16.23% for the 12 months ended December 31, 2017. In comparison, the Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks and the fund’s benchmark for equity holdings, gained 21.83% over the same period. The Bloomberg Barclays U.S. Aggregate Index,2 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 3.54%. A blend of the two indexes, the 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index,3 advanced 14.21%.

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving jobs market provided a boost to the economy. Repeating a common theme, information technology companies advanced, supported by better than expected corporate earnings in the sector. Bonds also advanced, led by high-yield corporates.

Investments in the industrials and information technology sectors contributed the most to the fund’s relative returns. Boeing was additive to the fund’s returns as the company’s strong earnings beat third-quarter analyst estimates. TSMC, a chip contract manufacturer for Apple, was also additive, as the company beat third-quarter sales and earnings estimates.

Investments in the energy sector detracted from the fund’s absolute and relative returns. Within the sector, energy exploration and production company Noble Energy, as well as oil and natural gas services company Weatherford International, detracted from the fund’s returns as both companies reported third-quarter losses.

The fund’s fixed income holdings advanced due to an overweight position in high-yield corporate bonds. The fund’s exposure to short interest duration, or the fund’s relatively low sensitivity to interest rates compared with the benchmark, also helped.

The fund’s portfolio managers continue to evaluate the economic and market sector implications of the Trump administration’s policy decisions regarding health care, infrastructure, fiscal policy, taxes and trade. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

				Percent of net assets
Largest equity	Microsoft	3.51%	Lockheed Martin	1.58%
securities	TSMC	2.58	Johnson & Johnson	1.55
	UnitedHealth Group	2.18	Comcast	1.46
	ASML	1.69	Boeing	1.42
	DowDuPont	1.63	VeriSign	1.40

24       American Funds Insurance Series

Asset Allocation Fund

Average annual	For periods ended December 31, 2017
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since August 1,1989)	ratio
	Class 1	16.51%	11.23%	7.15%	8.69%	.29%
	Class 1A	16.31	10.97	6.89	8.42	.54 [4]
	Class 2	16.23	10.95	6.88	8.42	.54
	Class 3	16.29	11.02	6.96	8.50	.47
	Class 4	15.91	10.76	6.66	8.17	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: Bloomberg Index Services Ltd.
[3]

Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

[4]	Based on estimated amounts for the current fiscal year.

American Funds Insurance Series       25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund rose 19.57% for the 12 months ended December 31, 2017. The MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes, gained 23.97%, while the Bloomberg Barclays Global Aggregate Index,2 a measure of investment-grade bonds (rated BBB/Baa and above), increased 7.39%. The 60%/40% MSCI ACWI/ Bloomberg Barclays Global Aggregate Index3 rose 17.09%.

U.S. equity markets continued to stage an impressive rally as consumer optimism, healthy corporate earnings and an improving job market provided a boost to the economy. The U.S. has been the pacesetter for growth, and it looks likely that it will continue in that role. As such, the Federal Reserve continued to raise rates and additional hikes are anticipated if the economy continues its positive trajectory.

Overseas, emerging markets advanced led by rising prices for most commodities and robust profits from leading technology companies. In Europe, stocks also rose, driven by a powerful combination of central bank stimulus and accelerating corporate earnings.

Investments in the information technology sector boosted the fund’s returns, with Nintendo among the top contributors. Nintendo soared as the company’s second-quarter revenues and earnings topped estimates, led by strong sales of the Nintendo Switch console. Investments in the telecommunications services sector hindered returns, led by Inmarsat. The company indicated market conditions remain challenging and provided a narrower revenue guidance for the year. Holdings in the fixed income portfolio were additive to results.

The fund’s portfolio managers exercise caution and continue to monitor geopolitics that may derail the global economic recovery. Portfolio managers continue to stay the course of focusing on global research and bottom-up analysis.

		Percent of net assets			Percent of net assets
Largest sectors	Information technology	11.2%	Largest fixed income	U.S. Treasury	9.6%
in common stock	Industrials	8.3	holdings (by issuer)	Japanese Government	2.6
holdings	Financials	8.0		Polish Government	1.1
	Consumer staples	7.2		Mexican Government	1.0
	Health care	5.0		Italian Government	.8

		Percent of net assets
Currency				Forward	Short-term
diversification			Bonds &	currency	securities & other
		Equity securities	notes	contracts	assets less liabilities	Total
	U.S. dollars	28.9%	17.9%	.8%	6.8%	54.4%
	Euros	9.0	3.8	.5	—	13.3
	Japanese yen	4.7	2.7	1.3	—	8.7
	British pounds	6.7	.7	(.7)	—	6.7
	Swedish krona	2.0	—	.3	—	2.3
	Swiss francs	2.1	—	.1	—	2.2
	Hong Kong dollars	2.1	—	—	—	2.1
	New Taiwan dollars	1.4	—	—	—	1.4
	Other currencies	4.6	6.6	(2.3)	—	8.9
						100.0%

				Percent of net assets
Largest equity	British American Tobacco	2.42%	Humana	1.46%
securities	Nintendo	2.04	TSMC	1.44
	Microsoft	1.72	Boeing	1.40
	ASML	1.67	JPMorgan Chase	1.29
	HSBC	1.57	DowDuPont	1.27

26       American Funds Insurance Series

Global Balanced Fund

Average annual	For periods ended December 31, 2017
total returns based on				Lifetime	Expense
a $1,000 investment		1 year	5 years	(since May 2, 2011)	ratio
	Class 1	19.91%	7.42%	6.43%	.71%
	Class 1A	19.78	7.18	6.19	.96 [4]
	Class 2	19.57	7.13	6.16	.96
	Class 4	19.38	7.14	6.08	1.21

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]

Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

[4]	Based on estimated amounts for the current fiscal year.

American Funds Insurance Series       27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund gained 3.67% for the 12 months ended December 31, 2017. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index,1 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 3.54%.

Bond returns were strong across most sectors. The U.S. Treasury yield curve flattened, as shorter term rates rose and longer term rates fell. This could be attributed in part to the Federal Reserve hiking short-term interest rates by 75 basis points over the course of the year as well as strong demand for longer dated Treasuries. Credit flourished as corporate bond spreads also tightened 30 basis points to 93 basis points, nearing the lowest levels of the recovery. High-yield bonds returned 7.50% and investment-grade bonds rose 6.42%.

Duration management throughout the year contributed significantly to the fund’s relative returns. The fund also benefited from sector allocation, with U.S. Treasuries contributing most to the fund’s relative returns.

On the whole, the U.S. economy appears to be in good shape and is expected to grow at a moderate pace. As U.S. interest rates increase, investors have the opportunity of reinvesting at higher yields. The fund’s portfolio managers expect continued demand for relatively safe, income-producing securities.

Percent of net assets
Largest holdings	U.S. Treasury	27.2%	Teva Pharmaceutical	1.6%
(by issuer)	Fannie Mae	15.5	Portuguese Government	1.6
	Freddie Mac	6.7	State of Illinois	1.5
	Ginnie Mae	3.4	Japanese Government	1.5
	Mexican Government	1.8	AT&T	1.1

28       American Funds Insurance Series

Bond Fund

Average annual	For periods ended December 31, 2017
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since January 2, 1996)	ratio
	Class 1	3.88%	2.22%	3.21%	4.74%	.38%
	Class 1A	3.64	1.97	2.96	4.48	.63 [2]
	Class 2	3.67	1.97	2.96	4.48	.63
	Class 4	3.29	1.73	2.71	4.23	.88

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Based on estimated amounts for the current fiscal year.

American Funds Insurance Series       29

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund rose 6.86% for the 12 months ended December 31, 2017, while the Bloomberg Barclays Global Aggregate Index,1 which measures global investment-grade bonds (rated BBB/Baa and above), rose 7.39%.

Bonds generated solid returns across the board, including developed and emerging markets debt. The U.S. Federal Reserve raised interest rates three times during the year, boosting short-term rates. Long-term rates generally declined amid strong investor demand and massive bond-buying stimulus programs in Europe and Japan. Outside the U.S., the European Central Bank and the Bank of Japan left interest rates unchanged, despite signs of improving economic growth and higher inflation. The euro, the yen and most other currencies appreciated relative to the U.S. dollar.

Low exposure to euro-zone denominated debt combined with above-benchmark investments in Mexican and Polish debt contributed notably to relative returns. On the downside, currency exposure hampered results with the euro hindering relative returns the most.

The fund’s portfolio managers maintain a cautious approach to investing in global bond markets and believe that our global research can help identify attractive long-term investments around the world. Having the flexibility to diversify and adjust exposure by country, sector and currency continues to serve as a hallmark of the fund’s approach to global investing.

Percent of net assets
Currency weighting (after hedging) by country		Non-U.S. government bonds by country
United States[2]	45.7%	Euro zone[3]:
Japan	17.3	Germany	3.4%
Euro zone[3]	16.4	Italy	3.4
Poland	3.5	Portugal	2.3
Mexico	3.4	Other	3.1	12.2%
Malaysia	2.3	Japan		8.1
Norway	2.0	Poland		4.1
India	1.3	Mexico		3.9
United Kingdom	1.2	India		2.5
Thailand	1.2	Malaysia		2.3
Other	5.7	Norway		1.6
Total	100.0%	Australia		1.4
		United Kingdom		1.2
		Thailand		1.2
		Other		8.0
		Total		46.5%

Percent of net assets
Largest holdings	U.S. Treasury	18.9%	German Government	3.2%
(by issuer)	Japanese Government	8.1	Indian Government	2.4
	Polish Government	4.1	Portuguese Government	2.3
	Mexican Government	3.9	Malaysian Government	2.3
	Italian Government	3.4	Norwegian Government	1.6

30       American Funds Insurance Series

Global Bond Fund

Average annual	For periods ended December 31, 2017
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since October 4, 2006)	ratio
	Class 1	7.11%	1.05%	3.52%	4.19%	.56%
	Class 1A	7.00	.82	3.28	3.95	.81 [4]
	Class 2[5]	6.86	.79	3.27	3.93	.81
	Class 4	6.63	.63	3.05	3.71	1.06

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Includes U.S. dollar-denominated debt of other countries, totaling 14.4%.
[3]

Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, the Netherlands, Portugal and Spain.

[4]	Based on estimated amounts for the current fiscal year.
[5]

Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

American Funds Insurance Series       31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 6.89% for the 12 months ended December 31, 2017. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures non–investment-grade bonds and limits the exposure of an issuer to 2%, rose 7.50%.

Renewed investor expectations of more rapid economic growth led to higher short-term interest rates as the Federal Reserve increased the benchmark federal funds rate by 75 basis points over the course of the year. Bond returns were strong across most credit sectors as corporate bond spreads declined to nearly the lowest levels of the recovery.

Sector allocation and debt exposure across a mix of credit ratings were beneficial to the fund’s relative returns. The fund’s allocation to non–U.S. high-yield debt was also additive on a relative basis. Among individual issuers, Valeant Pharmaceuticals International and First Quantum Minerals boosted results, while Argos Merger Sub Inc detracted from returns. Although exposure to U.S. Treasuries and agency debt detracted from relative returns, it is important to note these investments provide an important source of liquidity and are generally not expected to outperform the market.

The fund’s portfolio managers continue to believe current fundamentals support a constructive high-yield market environment. While we are monitoring the Federal Reserve’s tightening monetary policy, maturities in the high-yield market have tended to be relatively shorter than those in some other markets, which should help dampen the effect of rising rates.

Percent of net assets
Largest holdings	Valeant Pharmaceuticals International	2.8%	Sprint Nextel	1.6%
(by issuer)	First Quantum Minerals	1.8	Blackstone	1.6
	Charter Communications	1.8	AES	1.5
	Tenet Healthcare	1.7	Weatherford International	1.2
	Chesapeake Energy	1.6	Frontier Communications	1.2

32       American Funds Insurance Series

High-Income Bond Fund

Average annual	For periods ended December 31, 2017
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1	7.25%	4.85%	6.11%	8.88%	.49%
	Class 1A	7.05	4.60	5.85	8.61	.74 [2]
	Class 2	6.89	4.58	5.85	8.61	.74
	Class 3	7.02	4.67	5.93	8.69	.67
	Class 4	6.63	4.41	5.63	8.35	.99

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Based on estimated amounts for the current fiscal year.

American Funds Insurance Series       33

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund gained 1.22% for the 12 months ended December 31, 2017, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, rose 2.47%.

The Federal Reserve increased the benchmark federal funds overnight lending rate by 75 basis points over the course of the year. Long maturity U.S. Treasury yields modestly declined, pushing their prices higher. The housing market had a relatively strong year as housing starts continued to pick up. Home prices in most major housing markets rose, supported by low inventories and increasing sales.

The fund’s investments in the agency mortgage-backed securities sector and investment grade securities detracted from relative returns. As the yield curve flattened, the fund’s curve positioning also hampered results.

The fund’s portfolio managers seek to identify high-quality mortgage-backed securities based on our bottom-up approach to investing. In the current environment, demand for flight-to-safety assets and the fund’s low correlation to equities should help investors navigate macroeconomic and geopolitical uncertainty and remain well diversified.

		Percent of net assets
Breakdown of	30-year pass-throughs:
mortgage-backed	Freddie Mac	20.2%
obligations	Ginnie Mae	13.3
	Fannie Mae	10.7	44.2%
	Other		19.3
	Total		63.5%

34       American Funds Insurance Series

Mortgage Fund

Average annual	For periods ended December 31, 2017
total returns based on				Lifetime	Expense
a $1,000 investment		1 year	5 years	(since May 2, 2011)	ratio
	Class 1	1.47%	2.01%	2.61%	.47%
	Class 1A	1.21	1.76	2.35	.72 [2]
	Class 2	1.22	1.75	2.36	.72
	Class 4.97		1.62	2.19	.97

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Based on estimated amounts for the current fiscal year.

American Funds Insurance Series       35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund gained 0.46% for the 12 months ended December 31, 2017, while the Bloomberg Barclays Short-Term Government/Corporate Index,1 which consists of government and corporate sector securities with remaining maturity from one to 12 months, gained 0.98%.

The fund’s returns were higher over the course of 2017 than last year. During the same period, yields on three-month Treasury bills were up by more than 80 basis points since the end of last year.

The Federal Reserve raised the benchmark federal funds rate by a quarter percentage point three times this year, reassuring investors of persistent U.S. economic strength. Given these increases in interest rates, the fund’s portfolio managers believe the fund has the potential to provide current income.

36       American Funds Insurance Series

Ultra-Short Bond Fund

Average annual	For periods ended December 31, 2017
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since February 8, 1984)	ratio
	Class 1.66%		.01%	.15%	3.49%	.35%
	Class 1A	.67	–.19	–.07	3.24	.60 [2]
	Class 2.46		–.23	–.10	3.24	.60
	Class 3.54		–.18	–.03	3.31	.53
	Class 4.16		–.36	–.28	3.00	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Based on estimated amounts for the current fiscal year.

		Percent of net assets
Where the fund’s	Commercial paper	82.9%
assets were	Federal agency discount notes	17.4
invested as of	Other assets less liabilities	(.3)
December 31, 2017	Total	100.0%

American Funds Insurance Series       37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund gained 1.59% for the 12 months ended December 31, 2017, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, rose 2.37%.

Bond returns were strong across most sectors, including U.S. government debt. The U.S. Treasury yield curve flattened, as shorter term rates rose and longer term rates fell. This occurred in part through the Federal Reserve hiking short-term interest rates by 75 basis points over the course of the year and strong demand persisting for longer dated Treasuries.

During the period, the fund’s duration contributed to relative returns. As the yield curve flattened, yield curve positioning detracted from relative returns. A lower-than-index allocation to agency mortgage-backed securities dampened returns as well.

The fund strives to meet its objective of providing a high level of current income consistent with the preservation of capital. The fund’s portfolio managers have positioned the fund with the expectation that rate hikes over the next two to three years will be at a slower pace than is currently priced into the market. They believe this can lead to a steepening yield curve and higher inflation expectations.

		Percent of net assets
Breakdown of	30-year pass-throughs:
mortgage-backed	Fannie Mae	9.5%
obligations	Freddie Mac	5.7
	Ginnie Mac	4.6	19.8%
	15-year pass-throughs		1.0
	Other		4.5
	Total		25.3%

38       American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Average annual	For periods ended December 31, 2017
total returns based on					Lifetime	Expense
a $1,000 investment		1 year	5 years	10 years	(since December 2, 1985)	ratio
	Class 1	1.83%	1.48%	3.37%	5.86%	.36%
	Class 1A	1.72	1.26	3.13	5.61	.61 [2]
	Class 2	1.59	1.23	3.12	5.60	.61
	Class 3	1.72	1.31	3.19	5.67	.54
	Class 4	1.28	1.04	2.90	5.35	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Based on estimated amounts for the current fiscal year.
Percent of net assets

American Funds Insurance Series	39

Managed Risk Growth Fund1

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 25.99% for the 12 months ended December 31, 2017, outpacing the Standard & Poor’s 500 Managed Risk Index — Moderate Aggressive,2 which rose 17.94%. In comparison, the Standard & Poor’s 500 Composite Index,3 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 21.83%. The Bloomberg Barclays U.S. Aggregate Index,4 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 3.54%.

The fund pursues its objective by investing in shares of American Funds Insurance Series — Growth FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying American Funds Insurance Series — Growth Fund’s larger-than-index investments and strong stock selection in information technology and consumer discretionary added to returns, while energy stocks detracted from the fund’s results.

Average annual	For periods ended December 31, 2017
total returns based on			Lifetime	Gross expense	Net expense
a $1,000 investment		1 year	(since May 1, 2013)	ratio	ratio
	Class P1	26.23%	9.73%	.88%	.72%
	Class P2	25.99	9.41	1.13	.97

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Effective November 30, 2017, the Managed Risk Growth Fund also invests in shares of the Bond Fund.
[2]

Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

[3]	Source: S&P Dow Jones Indices LLC.
[4]	Source: Bloomberg Index Services Ltd.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund1

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund advanced 28.69% for the 12 months ended December 31, 2017, outpacing the Standard & Poor’s EPAC Ex. Korea LargeMidCap Managed Risk Index — Moderate Aggressive,2 which rose 20.74%. In comparison, the MSCI ACWI (All Country World Index) ex USA,3 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes excluding the U.S., rose 27.19%. The Bloomberg Barclays U.S. Aggregate Index,4 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 3.54%.

The fund pursues its objective by investing in shares of American Funds Insurance Series — International FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying American Funds Insurance Series — International Fund’s investments in the information technology sector added to returns, while health care stocks hindered the fund’s relative results.

Average annual	For periods ended December 31, 2017
total returns based on			Lifetime	Gross expense	Net expense
a $1,000 investment		1 year	(since May 1, 2013)	ratio	ratio
	Class P1	29.28%	4.37%	1.03%	.87%
	Class P2	28.69	3.96	1.28	1.12

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Effective November 30, 2017, the Managed Risk International Fund also invests in shares of the Bond Fund.
[2]

Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

[3]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.
[4]	Source: Bloomberg Index Services Ltd.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Blue Chip Income and Growth Fund1

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 15.03% for the 12 months ended December 31, 2017, trailing the Standard & Poor’s 500 Managed Risk Index — Moderate Aggressive,2 which rose 17.94%. In comparison, the Standard & Poor’s 500 Composite Index,3 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 21.83%. The Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index,4 which covers obligations issued by the U.S. Treasury and U.S. government agencies, rose 2.37%.

The fund pursues its objective by investing in shares of American Funds Insurance Series — Blue Chip Income and Growth FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying American Funds Insurance Series — Blue Chip Income and Growth Fund’s investments in the health care sector added to returns, while energy stocks hindered the fund’s results.

Average annual	For periods ended December 31, 2017
total returns based on			Lifetime	Gross expense	Net expense
a $1,000 investment		1 year	(since May 1, 2013)	ratio	ratio
	Class P1	15.48%	8.87%	.93%	.77%
	Class P2	15.03	8.48	1.18	1.02

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Effective November 30, 2017, the Managed Risk Blue Chip Income and Growth Fund also invests in shares of the U.S. Government/ AAA-Rated Securities Fund.
[2]

Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

[3]	Source: S&P Dow Jones Indices LLC.
[4]	Source: Bloomberg Index Services Ltd.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund1

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 20.40% for the 12 months ended December 31, 2017, outpacing the Standard & Poor’s 500 Managed Risk Index — Moderate Aggressive,2 which rose 17.94%. In comparison, the Standard & Poor’s 500 Composite Index,3 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 21.83%. The Bloomberg Barclays U.S. Aggregate Index,4 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 3.54%.

The fund pursues its objective by investing in shares of American Funds Insurance Series — Growth-Income FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying American Funds Insurance Series — Growth-Income Fund’s investments in the consumer discretionary and health care sectors added the most to relative returns, while energy stocks detracted from the fund’s absolute results.

Average annual	For periods ended December 31, 2017
total returns based on			Lifetime	Gross expense	Net expense
a $1,000 investment		1 year	(since May 1, 2013)	ratio	ratio
	Class P1	20.64%	9.28%	.33%	.67%
	Class P2	20.40	8.94	1.08	.92

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Effective November 30, 2017, the Managed Risk Growth-Income Fund also invests in shares of the Bond Fund.
[2]

Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

[3]	Source: S&P Dow Jones Indices LLC.
[4]	Source: Bloomberg Index Services Ltd.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund rose 14.80% for the 12 months ended December 31, 2017, trailing the Standard & Poor’s 500 Managed Risk Index — Moderate,1 which rose 16.02%. In comparison, the Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 21.83%, while the Bloomberg Barclays U.S. Aggregate Index,3 which measures investment-grade U.S. bonds (rated BBB/Baa and above), rose 3.54%.

The fund pursues its objective by investing in shares of American Funds Insurance Series — Asset Allocation FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying American Funds Insurance Series — Asset Allocation Fund’s investments in the industrials and information technology sectors contributed the most to relative returns. Holdings in the energy sector hindered absolute and relative returns as oil prices slumped on concerns of oversupply.

44	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Average annual	For periods ended December 31, 2017
total returns based on				Lifetime	Gross expense	Net expense
a $1,000 investment		1 year	5 years	(since September 28, 2012)	ratio	ratio
	Class P1	15.06%	8.89%	8.69%	.71%	.66%
	Class P2	14.80	8.62	8.43	.96	.91

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series       45

Global Growth Fund
Summary investment portfolio December 31, 2017

Common stocks 96.68%			Value
		Shares	(000)
Information	ASML Holding NV1	648,442	$112,497
technology	ASML Holding NV (New York registered)	643,900	111,923
32.07%	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	26,955,000	207,124
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	13,283
	Alphabet Inc., Class A2	130,000	136,942
	Alphabet Inc., Class C2	71,052	74,349
	Nintendo Co., Ltd.[1]	492,400	179,259
	Facebook, Inc., Class A2	898,500	158,549
	Microsoft Corp.	1,355,900	115,984
	Alibaba Group Holding Ltd. (ADR)[2]	671,050	115,709
	Visa Inc., Class A	998,800	113,883
	Broadcom Ltd.	373,700	96,003
	Tencent Holdings Ltd.[1]	1,800,000	93,051
	Samsung Electronics Co., Ltd.[1]	15,740	37,396
	Samsung Electronics Co., Ltd., nonvoting preferred[1]	15,845	30,888
	AAC Technologies Holdings Inc.[1]	3,806,540	67,697
	Just Eat PLC[1,2]	5,292,000	55,515
	Murata Manufacturing Co., Ltd.[1]	409,000	54,665
	Intel Corp.	1,000,000	46,160
	TEMENOS Group AG (Switzerland)[1]	318,000	40,696
	Other securities		137,838
			1,999,411

Consumer	Amazon.com, Inc.[2]	291,900	341,368
discretionary	Priceline Group Inc.[2]	39,000	67,772
18.17%	Home Depot, Inc.	350,000	66,335
	Peugeot SA1	3,180,000	64,597
	Industria de Diseño Textil, SA1	1,723,000	59,929
	Naspers Ltd., Class N1	190,820	53,168
	McDonald’s Corp.	293,000	50,431
	NIKE, Inc., Class B	671,000	41,971
	Other securities		387,314
			1,132,885

Health care	Regeneron Pharmaceuticals, Inc.[2]	214,000	80,455
11.96%	UnitedHealth Group Inc.	324,200	71,473
	Express Scripts Holding Co.[2]	768,500	57,361
	Bayer AG1	421,600	52,436
	Straumann Holding AG1	67,500	47,644
	AstraZeneca PLC[1]	652,300	44,763
	Sartorius AG, non-registered shares, nonvoting preferred[1]	444,000	42,371
	Eurofins Scientific SE, non-registered shares[1]	68,145	41,492
	Boston Scientific Corp.[2]	1,638,200	40,611
	Mettler-Toledo International Inc.[2]	65,000	40,269
	Other securities		227,014
			745,889

Financials	AIA Group Ltd.[1]	15,004,900	127,967
10.44%	JPMorgan Chase & Co.	853,600	91,284
	Kotak Mahindra Bank Ltd.[1]	3,471,000	54,891
	Prudential PLC[1]	1,906,884	49,026
	Société Générale[1]	923,000	47,588
	MarketAxess Holdings Inc.	188,000	37,929
	Other securities		242,198
			650,883

46       American Funds Insurance Series

Global Growth Fund

Common stocks			Value
		Shares	(000)
Consumer staples	British American Tobacco PLC[1]	2,002,000	$135,116
7.46%	Nestlé SA1	739,650	63,560
	Altria Group, Inc.	770,000	54,986
	Other securities		211,752
			465,414

Industrials	Airbus SE, non-registered shares[1]	1,109,500	110,180
6.17%	KONE Oyj, Class B1	880,000	47,222
	Caterpillar Inc.	287,000	45,226
	Other securities		181,998
			384,626

Materials	Sherwin-Williams Co.	116,000	47,565
2.24%	Other securities		92,334
			139,899

Telecommunication	SoftBank Group Corp.[1]	776,000	61,307
services	Other securities		8,238
1.12%			69,545

Other	Other securities		130,519
2.09%

Miscellaneous	Other common stocks in initial period of acquisition		309,116
4.96%	Total common stocks (cost: $3,842,087,000)		6,028,187

Bonds, notes & other debt instruments 0.03%		Principal amount
		(000)
U.S. Treasury bonds & notes 0.03%
U.S. Treasury	Other securities		1,998
0.03%	Total bonds, notes & other debt instruments (cost: $1,998,000)		1,998

Short-term securities 3.57%
	Federal Home Loan Bank 1.14%–1.31% due 1/17/2018–3/28/2018	$97,500	97,371
	Prudential Funding, LLC 1.35% due 1/12/2018	39,500	39,478
	Other securities		85,475

	Total short-term securities (cost: $222,335,000)		222,324

	Total investment securities 100.28% (cost: $4,066,420,000)		6,252,509
	Other assets less liabilities (0.28)%		(17,433)
	Net assets 100.00%		$6,235,076

American Funds Insurance Series       47

Global Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities“ also includes securities (with an aggregate value of $80,835,000, which represented 1.30% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts

				Unrealized
Contract amount				appreciation
Purchases	Sales		Settlement	at 12/31/2017
(000)	(000)	Counterparty	date	(000)
USD5,180	JPY581,294	Bank of America, N.A.	1/22/2018	$15

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $3,140,563,000, which represented 50.37% of the net assets of the fund. This amount includes $3,130,602,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.

Key to abbreviations and symbol
ADR = American Depositary Receipts
JPY = Japanese yen
USD/$ = U.S. dollars

See Notes to Financial Statements

48       American Funds Insurance Series

Global Small Capitalization Fund
Summary investment portfolio December 31, 2017

Common stocks 93.34%			Value
		Shares	(000)
Consumer	Hilton Grand Vacations Inc.[1]	1,219,200	$51,145
discretionary	Melco International Development Ltd.[2]	17,379,000	50,976
20.64%	GVC Holdings PLC[2]	4,048,748	50,555
	Five Below, Inc.[1]	684,000	45,363
	Cedar Fair, LP	531,000	34,510
	Domino’s Pizza, Inc.	181,100	34,221
	Entertainment One Ltd.[2]	7,563,697	33,123
	Hostelworld Group PLC[2,3]	6,212,000	32,175
	Tele Columbus AG1,2	2,743,000	30,384
	Caesars Entertainment Corp.[1]	2,375,836	30,054
	Ladbrokes Coral Group PLC[2]	11,120,100	27,199
	Ted Baker PLC[2]	686,500	25,026
	Other securities		445,813
			890,544

Health care	GW Pharmaceuticals PLC (ADR)[1]	746,460	98,540
16.56%	Insulet Corp.[1]	1,145,900	79,067
	Illumina, Inc.[1]	230,200	50,296
	Integra LifeSciences Holdings Corp.[1]	1,025,423	49,077
	Bluebird Bio, Inc.[1]	267,765	47,689
	iRhythm Technologies, Inc.[1]	807,980	45,287
	China Biologic Products Holdings, Inc.[1]	503,000	39,621
	athenahealth, Inc.[1]	236,000	31,397
	WuXi Biologics (Cayman) Inc.[1,2]	4,926,300	27,591
	Other securities		245,806
			714,371

Information	Qorvo, Inc.[1]	1,118,753	74,509
technology	WIN Semiconductors Corp.[2]	6,538,400	61,796
16.55%	Mellanox Technologies, Ltd.[1]	653,000	42,249
	Topcon Corp.[2]	1,707,510	36,888
	Paycom Software, Inc.[1]	428,885	34,452
	AAC Technologies Holdings Inc.[2]	1,786,561	31,773
	VTech Holdings Ltd.[2]	2,189,000	28,687
	ZPG PLC[2]	6,260,620	27,928
	Hamamatsu Photonics KK2	785,753	26,323
	Other securities		349,647
			714,252

Industrials	International Container Terminal Services, Inc.[2]	20,180,000	42,610
10.33%	Nabtesco Corp.[2]	728,500	27,943
	Welbilt Inc.[1]	1,050,000	24,685
	Other securities		350,602
			445,840

Financials	Kotak Mahindra Bank Ltd.[2]	3,282,732	51,914
9.38%	Essent Group Ltd.[1]	1,058,841	45,975
	Texas Capital Bancshares, Inc.[1]	496,623	44,150
	Webster Financial Corp.	553,000	31,056
	Other securities		231,813
			404,908

Materials	Lundin Mining Corp.	6,172,000	41,048
4.09%	Other securities		135,256
			176,304

American Funds Insurance Series       49

Global Small Capitalization Fund

Common stocks (continued)			Value
		Shares	(000)
Consumer staples	COSMOS Pharmaceutical Corp.[2]	148,500	$31,014
3.40%	Varun Beverages Ltd.[2]	2,504,974	25,528
	Other securities		90,249
			146,791

Energy	Whitecap Resources Inc.	3,404,880	24,243
2.77%	Whitecap Resources Inc.[2,4]	270,000	1,865
	SM Energy Co.	1,111,000	24,531
	Other securities		68,876
			119,515

Real estate	WHA Corp. PCL[2]	372,370,250	45,697
2.56%	MGM Growth Properties LLC REIT, Class A	1,323,600	38,583
	Other securities		26,059
			110,339

Utilities	ENN Energy Holdings Ltd.[2]	4,991,400	35,414
1.74%	Other securities		39,704
			75,118

Telecommunication	Other securities		18,660
services
0.43%

Miscellaneous	Other common stocks in initial period of acquisition		210,986
4.89%	Total common stocks (cost: $3,076,327,000)		4,027,628

Rights & warrants 0.01%
Real estate	WHA Corp. PCL, warrants, expire 2020[1]	1,075,182	376
0.01%	Total rights & warrants (cost: $0)		376

Convertible bonds 0.20%		Principal amount
		(000)
Consumer	Other securities		8,667
discretionary	Total convertible bonds (cost: $8,541,000)		8,667
0.20%

Bonds, notes & other debt instruments 0.09%
U.S. Treasury bonds & notes 0.09%
U.S. Treasury	U.S. Treasury 0.875% 2018[5]	$4,125	4,110
0.09%	Total bonds, notes & other debt instruments (cost: $4,110,000)		4,110

50       American Funds Insurance Series

Global Small Capitalization Fund

Short-term securities 6.36%	Principal amount (000)	Value (000)
Bank of Montreal 1.70% due 3/15/2018	$50,000	$50,004
Federal Home Loan Bank 1.05%–1.21% due 1/2/2018–1/16/2018	75,100	75,078
Mizuho Bank, Ltd. 1.37%–1.38% due 1/19/2018–1/22/2018[4]	49,000	48,953
U.S. Treasury Bills 1.41%–1.50% due 5/31/2018–6/28/2018	101,100	100,436
Total short-term securities (cost: $274,490,000)		274,471

Total investment securities 100.00% (cost: $3,363,468,000)		4,315,252
Other assets less liabilities (0.00)%		(214)
Net assets 100.00%		$4,315,038

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $10,408,000, an aggregate cost of $8,280,000, and which represented .24% of the net assets of the fund) was acquired on 5/1/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

Forward currency contracts

				Unrealized
				(depreciation)
Contract amount				appreciation
Purchases	Sales		Settlement	at 12/31/2017
(000)	(000)	Counterparty	date	(000)
USD45,066	GBP34,000	HSBC Bank	1/22/2018	$(878)
USD15,775	JPY1,765,175	JPMorgan Chase	1/23/2018	89
USD16,375	GBP12,190	Citibank	2/23/2018	(113)
USD10,114	INR663,163	Citibank	2/26/2018	(201)
				$(1,103)

American Funds Insurance Series       51

Global Small Capitalization Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is shown in the summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2017, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliates at
	Beginning			Ending	gain (loss)	appreciation	income	12/31/2017
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Common stocks 0.75%
Consumer discretionary 0.75%
Hostelworld Group PLC[2]	—	6,212,000	—	6,212,000	$—	$6,656	$1,346	$32,175

Materials 0.00%
Time Technoplast Ltd.[6]	11,888,000	—	11,888,000	—	5,933	107	—	—
Indochine Mining Ltd.[1,2,6]	182,998	—	182,998	—	(8,032)	8,032	—	—
								—

Energy 0.00%
Victoria Oil & Gas PLC[1,2,6]	6,966,560	—	6,966,560	—	(1,438)	3,759	—	—
Total 0.75%					$(3,537)	$18,554	$1,346	$32,175

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,969,093,000, which represented 45.63% of the net assets of the fund. This amount includes $1,942,046,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $66,572,000, which represented 1.54% of the net assets of the fund.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $677,000, which represented .02% of the net assets of the fund.
[6]	Unaffiliated issuer at 12/31/2017.

Key to abbreviations and symbol
ADR = American Depositary Receipts
GBP = British pounds
INR = Indian rupees
JPY = Japanese yen
USD/$ = U.S. dollars

See Notes to Financial Statements

52       American Funds Insurance Series

Growth Fund
Summary investment portfolio December 31, 2017

Common stocks 93.87%		Shares	Value (000)
Information	Facebook, Inc., Class A1	8,340,500	$1,471,765
technology	Microsoft Corp.	11,676,000	998,765
31.06%	Alphabet Inc., Class C1	613,000	641,443
	Alphabet Inc., Class A1	271,500	285,998
	Broadcom Ltd.	2,838,300	729,159
	ASML Holding NV (New York registered)	2,382,000	414,039
	ASML Holding NV2	1,199,568	208,111
	Apple Inc.	3,224,000	545,598
	Taiwan Semiconductor Manufacturing Co., Ltd.[2]	41,360,000	317,813
	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,975,392	117,974
	Visa Inc., Class A	2,955,000	336,929
	Intel Corp.	4,790,000	221,106
	ServiceNow, Inc.[1]	1,583,263	206,442
	Paycom Software, Inc.[1]	1,855,600	149,060
	Other securities		1,116,674
			7,760,876

Consumer	Amazon.com, Inc.[1]	1,364,416	1,595,644
discretionary	Netflix, Inc.[1]	2,546,000	488,730
19.34%	Tesla, Inc.[1]	1,506,200	468,955
	Home Depot, Inc.	2,300,000	435,919
	Comcast Corp., Class A	7,525,000	301,376
	NIKE, Inc., Class B	4,255,000	266,150
	Ulta Beauty, Inc.[1]	1,120,000	250,499
	Charter Communications, Inc., Class A1	698,680	234,729
	Priceline Group Inc.[1]	131,531	228,567
	Starbucks Corp.	2,895,000	166,260
	Other securities		395,829
			4,832,658

Health care	UnitedHealth Group Inc.	3,517,500	775,468
13.05%	Intuitive Surgical, Inc.[1]	940,500	343,226
	Humana Inc.	993,200	246,383
	Hologic, Inc.[1]	5,413,398	231,423
	Regeneron Pharmaceuticals, Inc.[1]	609,500	229,148
	Centene Corp.[1]	2,243,000	226,274
	Thermo Fisher Scientific Inc.	995,000	188,931
	Aetna Inc.	1,024,600	184,828
	Boston Scientific Corp.[1]	7,255,000	179,851
	Illumina, Inc.[1]	775,000	169,330
	Other securities		484,614
			3,259,476

Financials	Wells Fargo & Co.	7,150,000	433,790
9.34%	Goldman Sachs Group, Inc.	922,400	234,991
	JPMorgan Chase & Co.	1,947,000	208,212
	PNC Financial Services Group, Inc.	1,083,600	156,353
	BlackRock, Inc.	289,000	148,462
	Legal & General Group PLC[2]	40,158,246	147,823
	Other securities		1,004,043
			2,333,674

American Funds Insurance Series       53

Growth Fund

Common stocks (continued)		Shares	Value (000)
Energy	Concho Resources Inc.[1]	1,870,000	$280,911
7.37%	EOG Resources, Inc.	2,402,400	259,243
	Suncor Energy Inc.	4,588,116	168,450
	Noble Energy, Inc.	5,663,000	165,020
	Chevron Corp.	1,200,000	150,228
	Other securities		818,012
			1,841,864

Industrials	Boeing Co.	1,035,000	305,232
6.62%	MTU Aero Engines AG2	941,034	168,310
	Other securities		1,180,463
			1,654,005

Consumer staples	Constellation Brands, Inc., Class A	815,000	186,285
2.26%	Kerry Group PLC, Class A2	1,300,000	145,792
	Other securities		231,411
			563,488

Other	Other securities		574,854
2.30%

Miscellaneous	Other common stocks in initial period of acquisition		632,462
2.53%	Total common stocks (cost: $13,998,793,000)		23,453,357

Convertible stocks 0.04%
Consumer	Other securities		9,173
discretionary	Total convertible stocks (cost: $10,650,000)		9,173
0.04%

Short-term securities 6.31%		Principal amount (000)
	Federal Home Loan Bank 1.10%–1.30% due 1/12/2018–2/28/2018	$477,100	476,535
	Procter & Gamble Co. 1.20%–1.30% due 1/2/2018–2/13/2018[3]	196,000	195,793
	U.S. Treasury Bills 1.17%–1.56% due 2/1/2018–11/8/2018	253,200	252,016
	Other securities		652,388
	Total short-term securities (cost: $1,576,948,000)		1,576,732

	Total investment securities 100.22% (cost: $15,586,391,000)		25,039,262
	Other assets less liabilities (0.22)%		(53,804)
	Net assets 100.00%		$24,985,458

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $9,173,000, an aggregate cost of $10,650,000, and which represented .04% of the net assets of the fund) was acquired on 5/22/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

54       American Funds Insurance Series

Growth Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $1,648,959,000, which represented 6.60% of the net assets of the fund. This amount includes $1,614,318,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $720,144,000, which represented 2.88% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series        55

International Fund
Summary investment portfolio December 31, 2017

Common stocks 90.84%		Shares	Value (000)
Financials	AIA Group Ltd.[1]	40,078,700	$341,804
17.81%	HDFC Bank Ltd.[1]	8,416,569	248,893
	HDFC Bank Ltd. (ADR)	130,800	13,298
	Prudential PLC[1]	5,142,265	132,208
	UniCredit SpA[1,2]	6,989,092	130,202
	Kotak Mahindra Bank Ltd.[1]	6,186,048	97,828
	Barclays PLC[1]	34,317,708	93,571
	Credit Suisse Group AG1	4,798,789	85,420
	BNP Paribas SA1	1,002,776	74,781
	Sberbank of Russia PJSC (ADR)[1]	4,290,850	72,627
	Axis Bank Ltd.[1,3,4]	8,530,055	68,289
	Other securities		379,123
			1,738,044

Information	Samsung Electronics Co., Ltd.[1]	128,338	304,909
technology	Tencent Holdings Ltd.[1]	4,644,687	240,107
12.06%	Alibaba Group Holding Ltd. (ADR)[2]	1,361,800	234,815
	ASML Holding NV1	628,834	109,095
	Other securities		287,922
			1,176,848

Consumer	Galaxy Entertainment Group Ltd.[1]	16,681,000	133,389
discretionary	Techtronic Industries Co. Ltd.[1]	15,689,500	102,262
11.34%	Kering SA1	208,638	98,357
	Hyundai Motor Co.[1]	672,100	97,915
	Naspers Ltd., Class N1	334,100	93,090
	Altice NV, Class A1,2	7,541,269	78,890
	Other securities		503,026
			1,106,929

Health care	Novartis AG1	1,967,000	166,294
9.80%	Grifols, SA, Class B, preferred nonvoting, non-registered shares[1]	3,304,730	75,819
	Grifols, SA, Class A, non-registered shares[1]	881,000	25,761
	Grifols, SA, Class B (ADR)	793,690	18,191
	Takeda Pharmaceutical Co. Ltd.[1]	1,704,000	96,475
	Sysmex Corp.[1]	1,055,000	83,074
	Fresenius SE & Co. KGaA[1]	1,040,000	80,975
	Teva Pharmaceutical Industries Ltd. (ADR)	4,217,300	79,918
	Other securities		329,344
			955,851

Industrials	Airbus SE, non-registered shares[1]	2,926,849	290,653
9.17%	Komatsu Ltd.[1]	3,339,000	120,950
	Rolls-Royce Holdings PLC[1,2]	10,478,900	119,259
	Nidec Corp.[1]	503,200	70,636
	Other securities		292,827
			894,325

Consumer staples	Pernod Ricard SA1	717,437	113,564
8.15%	Nestlé SA1	1,317,700	113,233
	AMOREPACIFIC Corp.[1]	349,892	99,376
	British American Tobacco PLC[1]	1,401,000	94,554
	Associated British Foods PLC[1]	2,250,488	85,555
	Treasury Wine Estates Ltd.[1]	6,529,100	81,210
	Other securities		207,476
			794,968

56       American Funds Insurance Series

International Fund

Common stocks			Value
		Shares	(000)
Materials	Asahi Kasei Corp.[1]	7,293,000	$93,949
5.72%	Nitto Denko Corp.[1]	893,000	79,374
	First Quantum Minerals Ltd.	5,407,000	75,750
	Vale SA, ordinary nominative (ADR)	6,023,339	73,665
	Vale SA, ordinary nominative	102,481	1,244
	Other securities		233,697
			557,679

Utilities	Power Grid Corp. of India Ltd.[1]	33,878,213	106,142
5.28%	Ørsted AS1	1,580,324	86,097
	ENN Energy Holdings Ltd.[1]	10,716,000	76,029
	Other securities		247,089
			515,357

Energy	Royal Dutch Shell PLC, Class B1	3,359,624	113,310
4.71%	Royal Dutch Shell PLC, Class A1	2,219,608	74,305
	Other securities		272,062
			459,677

Telecommunication	Nippon Telegraph and Telephone Corp.[1]	2,323,000	109,310
services	SoftBank Group Corp.[1]	911,900	72,043
2.50%	Other securities		62,916
			244,269

Real estate	CK Asset Holdings Ltd.[1]	12,918,528	112,920
1.95%	Other securities		77,784
			190,704

Miscellaneous	Other common stocks in initial period of acquisition		229,314
2.35%	Total common stocks (cost: $6,662,362,000)		8,863,965

Rights & warrants 0.07%
Miscellaneous	Other rights & warrants in initial period of acquisition		6,390
0.07%	Total rights & warrants (cost: $5,434,000)		6,390

Bonds, notes & other debt instruments 0.73%		Principal amount
		(000)
Corporate bonds & notes 0.40%
Materials	First Quantum Minerals Ltd. 7.00%–7.25% 2021–2022[4]	$29,445	30,965
0.39%	Other securities		7,014
			37,979

Energy	Other securities		991
0.01%	Total corporate bonds & notes		38,970

U.S. Treasury bonds & notes 0.20%
U.S. Treasury	Other securities		19,983
0.20%

American Funds Insurance Series       57

International Fund

Bonds, notes & other debt instruments (continued)	Principal amount	Value
	(000)	(000)
Bonds & notes of governments & government agencies outside the U.S. 0.13%
Other securities		$12,485
Total bonds, notes & other debt instruments (cost: $60,483,000)		71,438

Short-term securities 8.34%
BNP Paribas Finance Inc. 1.72% due 2/22/2018[4]	$50,000	49,875
Federal Home Loan Bank 1.19%–1.29% due 1/9/2018–2/9/2018	170,000	169,813
Toronto-Dominion Bank 1.45% due 3/16/2018[4]	71,200	70,941
Other securities		523,191
Total short-term securities (cost: $813,936,000)		813,820

Total investment securities 99.98% (cost: $7,542,215,000)		9,755,613
Other assets less liabilities 0.02%		2,209
Net assets 100.00%		$9,757,822

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized depreciation
Purchases	Sales		Settlement	at 12/31/2017
(000)	(000)	Counterparty	date	(000)
USD26,911	INR1,744,071	Bank of America, N.A.	1/16/2018	$(355)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $7,999,131,000, which represented 81.98% of the net assets of the fund. This amount includes $7,669,394,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $604,006,000, which represented 6.19% of the net assets of the fund.

				Percent
	Acquisition	Cost	Value	of net
Private placement security	dates	(000)	(000)	assets
Axis Bank Ltd.	11/14/2017-12/18/2017	$60,701	$68,289.70%

Key to abbreviations and symbol
ADR = American Depositary Receipts
INR = Indian rupees
USD/$ = U.S. dollars

See Notes to Financial Statements

58       American Funds Insurance Series

New World Fund
Summary investment portfolio December 31, 2017

Common stocks 91.02%			Value
		Shares	(000)
Information	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	9,887,000	$75,972
technology	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	700,000	27,755
25.59%	United Microelectronics Corp.[1]	207,154,634	98,512
	Alphabet Inc., Class C2	73,700	77,120
	Alphabet Inc., Class A2	16,900	17,802
	Murata Manufacturing Co., Ltd.[1]	584,000	78,054
	Baidu, Inc., Class A (ADR)[2]	332,600	77,898
	Samsung Electronics Co., Ltd.[1]	18,500	43,953
	Samsung Electronics Co., Ltd., nonvoting preferred[1]	7,750	15,108
	Intel Corp.	1,279,460	59,060
	Alibaba Group Holding Ltd. (ADR)[2]	336,537	58,029
	Broadcom Ltd.	159,750	41,040
	Microsoft Corp.	369,000	31,564
	Renesas Electronics Corp.[1,2]	2,461,800	28,496
	AAC Technologies Holdings Inc.[1]	1,316,563	23,415
	TravelSky Technology Ltd., Class H1	7,580,456	22,717
	Other securities		127,658
			904,153

Financials	HDFC Bank Ltd.[1]	1,964,100	58,082
11.18%	HDFC Bank Ltd. (ADR)	208,400	21,188
	Grupo Financiero Galicia SA, Class B (ADR)	1,123,355	73,973
	BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	7,928,300	54,447
	AIA Group Ltd.[1]	4,611,600	39,329
	Sberbank of Russia PJSC (ADR)[1]	1,150,000	19,465
	Sberbank of Russia PJSC (ADR)	682,500	11,623
	Industrial and Commercial Bank of China Ltd., Class H1	27,600,000	22,133
	Other securities		94,647
			394,887

Consumer	Maruti Suzuki India Ltd.[1]	244,640	37,232
discretionary	Kroton Educacional SA, ordinary nominative	6,457,000	35,817
9.02%	Sony Corp.[1]	700,000	31,443
	Naspers Ltd., Class N1	111,519	31,073
	MakeMyTrip Ltd., non-registered shares[2]	871,500	26,014
	Other securities		157,138
			318,717

Energy	Reliance Industries Ltd.[1]	13,230,790	190,875
8.62%	Royal Dutch Shell PLC, Class B1	1,050,000	35,413
	Royal Dutch Shell PLC, Class A1	21,628	724
	Other securities		77,508
			304,520

Consumer staples	British American Tobacco PLC[1]	1,494,000	100,831
8.07%	CP ALL PCL[1]	17,121,500	40,421
	Nestlé SA1	312,196	26,828
	Lenta Ltd. (GDR)[1,2]	4,126,200	24,008
	Lenta Ltd. (GDR)[1,2,3]	244,500	1,423
	Foshan Haitian Flavouring and Food Co. Ltd., Class A1	2,250,000	18,584
	Other securities		73,058
			285,153

American Funds Insurance Series       59

New World Fund

Common stocks (continued)			Value
		Shares	(000)
Materials	Randgold Resources Ltd.[1]	529,600	$52,539
7.77%	Vale SA, ordinary nominative	4,093,786	49,687
	First Quantum Minerals Ltd.	2,580,100	36,146
	En+ Group PLC (GDR)[1,3]	1,886,800	26,038
	Glencore PLC[1]	4,840,000	25,465
	Klabin SA, units	4,219,400	22,387
	Other securities		62,187
			274,449

Industrials	Airbus SE, non-registered shares[1]	612,229	60,798
6.22%	Eicher Motors Ltd.[1]	118,200	56,103
	Grupo Aeroportuario del Sureste, SA de CV, Series B	1,315,200	23,951
	Other securities		78,759
			219,611

Health care	Hypermarcas SA, ordinary nominative	4,168,700	45,242
4.44%	CSL Ltd.[1]	268,500	29,552
	Other securities		82,021
			156,815

Telecommunication	SoftBank Group Corp.[1]	738,000	58,304
services	Other securities		29,559
2.49%			87,863

Utilities	Infraestructura Energética Nova, SAB de CV	6,831,495	33,510
1.88%	Other securities		32,956
			66,466

Real estate	American Tower Corp. REIT	236,800	33,784
1.08%	Other securities		4,281
			38,065

Miscellaneous	Other common stocks in initial period of acquisition		164,831
4.66%	Total common stocks (cost: $2,398,030,000)		3,215,530

Preferred securities 0.04%
Miscellaneous	Meituan Corp., Series C, 8.00% noncumulative[1,2,4]	239,754	1,340
0.04%	Total preferred securities (cost: $1,340,000)		1,340

Rights & warrants 1.78%
Consumer staples	Hypermarcas SA, ordinary nominative[1,3]	5,330,000	44,024
1.58%	Other securities		11,891
			55,915

Consumer	Other securities		6,895
discretionary	Total rights & warrants (cost: $40,814,000)		62,810
0.20%

60       American Funds Insurance Series

New World Fund

Bonds, notes & other debt instruments 2.75%		Principal amount	Value
		(000)	(000)
Bonds & notes of governments & government agencies outside the U.S. 2.27%
	Other securities		$80,078

Corporate bonds & notes 0.45%
Materials	Vale SA 6.25% 2026	$405	470
0.01%

Other	Other securities		15,552
0.44%

U.S. Treasury bonds & notes 0.03%
U.S. Treasury	Other securities		999
0.03%	Total bonds, notes & other debt instruments (cost: $93,990,000)		97,099

Short-term securities 4.85%
	Bank of Montreal 1.70% due 3/15/2018	25,000	25,002
	Federal Home Loan Bank 1.25%–1.31% due 2/5/2018–3/28/2018	76,900	76,758
	Liberty Street Funding Corp. 1.78% due 3/21/2018[3]	25,000	24,901
	Other securities		44,711
	Total short-term securities (cost: $171,305,000)		171,372

	Total investment securities 100.44% (cost: $2,705,479,000)		3,548,151
	Other assets less liabilities (0.44)%		(15,438)
	Net assets 100.00%		$3,532,713

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series       61

New World Fund

Forward currency contracts

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales		Settlement	at 12/31/2017
(000)	(000)	Counterparty	date	(000)
USD116	MXN2,100	JPMorgan Chase	1/4/2018	$9
USD910	BRL3,000	JPMorgan Chase	1/5/2018	6
USD4,477	INR289,525	JPMorgan Chase	1/5/2018	(55)
USD1,426	BRL4,600	JPMorgan Chase	1/11/2018	42
USD514	BRL1,700	JPMorgan Chase	1/16/2018	3
USD687	INR44,350	Citibank	1/16/2018	(7)
USD1,224	ZAR16,605	Goldman Sachs	1/17/2018	(115)
USD314	EUR265	HSBC Bank	1/18/2018	(4)
USD450	TRY1,775	Bank of America, N.A.	1/18/2018	(15)
USD1,452	ZAR19,250	Barclays Bank PLC	1/24/2018	(97)
USD1,369	JPY153,000	Bank of America, N.A.	2/15/2018	8
USD562	JPY63,000	UBS AG	2/23/2018	1
USD633	EUR530	HSBC Bank	2/23/2018	(5)
USD1,807	INR120,000	Citibank	3/26/2018	(52)
USD151	EUR125	Bank of America, N.A.	12/13/2018	(2)
USD1,828	EUR1,520	Bank of America, N.A.	12/13/2018	(40)
				$(323)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $2,022,785,000, which represented 57.26% of the net assets of the fund. This amount includes $1,899,212,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $160,176,000, which represented 4.53% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.

Key to abbreviations and symbol
ADR = American Depositary Receipts
BRL = Brazilian reais
EUR = Euros
GDR = Global Depositary Receipts
INR = Indian rupees
JPY = Japanese yen
MXN = Mexican pesos
TRY = Turkish lira
USD/$ = U.S. dollars
ZAR = South African rand

See Notes to Financial Statements

62       American Funds Insurance Series

Blue Chip Income and Growth Fund
Summary investment portfolio December 31, 2017

Common stocks 96.25%			Value
		Shares	(000)
Health care	AbbVie Inc.	6,761,500	$653,905
19.17%	Amgen Inc.	2,366,500	411,534
	Teva Pharmaceutical Industries Ltd. (ADR)	10,833,800	205,300
	Abbott Laboratories	2,945,000	168,071
	Gilead Sciences, Inc.	1,808,012	129,526
	Medtronic PLC	900,000	72,675
	Bristol-Myers Squibb Co.	1,125,000	68,940
	Other securities		87,621
			1,797,572

Financials	JPMorgan Chase & Co.	3,884,900	415,451
13.44%	Wells Fargo & Co.	6,013,000	364,809
	Prudential Financial, Inc.	2,649,000	304,582
	American International Group, Inc.	1,506,300	89,745
	Other securities		85,952
			1,260,539

Information	Intel Corp.	8,432,200	389,230
technology	Texas Instruments Inc.	2,630,000	274,677
11.95%	Microsoft Corp.	2,184,000	186,819
	Apple Inc.	694,180	117,476
	Western Union Co.	5,375,000	102,179
	Other securities		50,629
			1,121,010

Industrials	CSX Corp.	4,616,500	253,954
11.36%	General Electric Co.	10,209,000	178,147
	General Dynamics Corp.	861,000	175,170
	Illinois Tool Works Inc.	650,000	108,453
	Union Pacific Corp.	750,000	100,575
	Boeing Co.	329,000	97,025
	Rockwell Automation	450,000	88,358
	United Technologies Corp.	500,000	63,785
			1,065,467

Consumer staples	Altria Group, Inc.	2,754,000	196,663
10.68%	Kimberly-Clark Corp.	1,395,800	168,417
	Kellogg Co.	2,152,800	146,347
	Philip Morris International Inc.	1,250,000	132,063
	Mondelez International, Inc.	1,580,000	67,624
	Kraft Heinz Co.	776,666	60,394
	Other securities		229,727
			1,001,235

Telecommunication	Verizon Communications Inc.	9,609,171	508,614
services	AT&T Inc.	4,181,000	162,557
8.47%	CenturyLink, Inc.	7,398,800	123,412
			794,583

Energy	Canadian Natural Resources, Ltd.	6,284,000	224,464
7.82%	Exxon Mobil Corp.	2,054,000	171,797
	EOG Resources, Inc.	1,555,000	167,800
	Halliburton Co.	2,419,700	118,251
	Other securities		51,217
			733,529

American Funds Insurance Series       63

Blue Chip Income and Growth Fund

Common stocks (continued)			Value
		Shares	(000)
Consumer	Twenty-First Century Fox, Inc., Class A	3,955,900	$136,597
discretionary	Marriott International, Inc., Class A	671,000	91,075
5.55%	McDonald’s Corp.	500,000	86,060
	General Motors Co.	2,000,000	81,980
	Viacom Inc., Class B	2,112,850	65,097
	Royal Caribbean Cruises Ltd.	500,000	59,640
			520,449

Materials	Freeport-McMoRan Inc.[1]	6,163,000	116,851
2.77%	Other securities		142,876
			259,727

Other	Other securities		112,331
1.19%

Miscellaneous	Other common stocks in initial period of acquisition		361,132
3.85%	Total common stocks (cost: $6,732,682,000)		9,027,574

Short-term securities 3.72%		Principal amount
		(000)
	Cisco Systems, Inc. 1.23%–1.60% due 1/10/2018–3/6/2018[2]	$104,400	104,238
	Federal Home Loan Bank 1.09%–1.24% due 1/10/2018–1/26/2018	75,800	75,772
	General Electric Co. 1.42% due 1/2/2018	21,200	21,197
	Microsoft Corp. 1.41% due 2/14/2018[2]	25,300	25,252
	Other securities		122,735
	Total short-term securities (cost: $349,269,000)		349,194

	Total investment securities 99.97% (cost: $7,081,951,000)		9,376,768
	Other assets less liabilities 0.03%		3,081
	Net assets 100.00%		$9,379,849

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $166,417,000, which represented 1.77% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

64       American Funds Insurance Series

Global Growth and Income Fund
Summary investment portfolio December 31, 2017

Common stocks 93.68%			Value
		Shares	(000)
Information	Nintendo Co., Ltd.[1]	249,000	$90,649
technology	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	9,226,800	70,899
23.74%	Microsoft Corp.	807,000	69,031
	Broadcom Ltd.	137,000	35,195
	United Microelectronics Corp.[1]	68,320,000	32,489
	AAC Technologies Holdings Inc.[1]	1,503,500	26,739
	Murata Manufacturing Co., Ltd.[1]	190,000	25,395
	Facebook, Inc., Class A2	120,000	21,175
	Apple Inc.	118,000	19,969
	TE Connectivity Ltd.	200,000	19,008
	Alibaba Group Holding Ltd. (ADR)[2]	104,000	17,933
	TEMENOS Group AG (Switzerland)[1]	128,000	16,381
	Alphabet Inc., Class C2	9,000	9,418
	Alphabet Inc., Class A2	6,000	6,320
	MediaTek Inc.[1]	1,465,000	14,442
	Other securities		24,047
			499,090

Financials	Prudential PLC[1]	765,000	19,668
10.79%	Wells Fargo & Co.	272,000	16,502
	Blackstone Group LP	453,250	14,513
	Other securities		176,199
			226,882

Industrials	Airbus SE, non-registered shares[1]	503,000	49,951
10.63%	Grupo Aeroportuario del Pacífico SAB de CV	2,930,000	30,114
	Lockheed Martin Corp.	82,300	26,422
	Boeing Co.	87,000	25,657
	Deutsche Post AG1	523,000	24,845
	Aeroflot - Russian Airlines PJSC[1]	6,632,000	15,914
	Ryanair Holdings PLC (ADR)[2]	141,375	14,730
	Other securities		35,956
			223,589

Consumer staples	British American Tobacco PLC[1]	1,285,000	86,725
8.80%	Nestlé SA1	558,700	48,010
	Other securities		50,309
			185,044

Consumer	Home Depot, Inc.	122,000	23,123
discretionary	Vivendi SA1	715,200	19,232
8.45%	Amazon.com, Inc.[2]	16,000	18,711
	Sony Corp.[1]	375,000	16,845
	Nitori Holdings Co., Ltd.[1]	105,000	14,972
	Other securities		84,714
			177,597

Health care	UnitedHealth Group Inc.	215,100	47,421
7.15%	Centene Corp.[2]	212,000	21,387
	Hypermarcas SA, ordinary nominative	1,662,000	18,037
	Other securities		63,489
			150,334

American Funds Insurance Series       65

Global Growth and Income Fund

Common stocks (continued)			Value
		Shares	(000)
Energy	Reliance Industries Ltd.[1]	2,915,148	$42,056
6.18%	BP PLC[1]	4,570,206	32,231
	Royal Dutch Shell PLC, Class B (ADR)	242,000	16,526
	Royal Dutch Shell PLC, Class B1	325,000	10,961
	Royal Dutch Shell PLC, Class A (ADR)	7,395	494
	Coal India Ltd.[1]	4,310,000	17,756
	Other securities		9,987
			130,011

Materials	Century Aluminum Co.[2]	1,650,000	32,406
5.87%	Randgold Resources Ltd.[1]	271,100	26,895
	James Hardie Industries PLC (CDI)[1]	850,000	14,963
	Other securities		49,157
			123,421

Real estate	Gaming and Leisure Properties, Inc. REIT	604,000	22,348
3.48%	MGM Growth Properties LLC REIT, Class A	676,200	19,711
	Other securities		31,028
			73,087

Utilities	Ørsted AS1	491,552	26,780
2.24%	Other securities		20,311
			47,091

Telecommunication	Verizon Communications Inc.	415,000	21,966
services	Other securities		14,635
1.74%			36,601

Miscellaneous	Other common stocks in initial period of acquisition		96,833
4.61%	Total common stocks (cost: $1,460,247,000)		1,969,580

Convertible bonds 0.31%		Principal amount
		(000)
Miscellaneous	Other convertible bonds in initial period of acquisition		6,622
0.31%	Total convertible bonds (cost: $6,003,000)		6,622

Bonds, notes & other debt instruments 2.00%
Corporate bonds & notes 1.95%
Telecommunication	Sprint Corp. 7.25% 2021	$33,000	35,021
services
1.67%

Health care	Other securities		5,975
0.28%

U.S. Treasury bonds & notes 0.05%
U.S. Treasury	Other securities		999
0.05%	Total bonds, notes & other debt instruments (cost: $38,839,000)		41,995

66       American Funds Insurance Series

Global Growth and Income Fund

Short-term securities 4.19%	Principal amount	Value
	(000)	(000)
Caisse d’Amortissement de la Dette Sociale 1.35% due 1/4/2018[3]	$15,000	$14,997
Canadian Imperial Holdings Inc. 1.52% due 3/8/2018	25,000	24,926
Federal Home Loan Bank 1.28% due 2/5/2018	34,700	34,660
Other securities		13,546
Total short-term securities (cost: $88,134,000)		88,129

Total investment securities 100.18% (cost: $1,593,223,000)		2,106,326
Other assets less liabilities (0.18)%		(3,880)
Net assets 100.00%		$2,102,446

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $1,083,748,000, which represented 51.55% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $18,995,000, which represented .90% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
CDI = CREST Depository Interest

See Notes to Financial Statements

American Funds Insurance Series       67

Growth-Income Fund
Summary investment portfolio December 31, 2017

Common stocks 94.11%			Value
		Shares	(000)
Information	Microsoft Corp.	8,905,427	$761,770
technology	Alphabet Inc., Class A1	373,700	393,655
16.93%	Alphabet Inc., Class C1	309,284	323,635
	Texas Instruments Inc.	4,723,259	493,297
	Broadcom Ltd.	1,715,390	440,684
	Intel Corp.	9,418,000	434,735
	Apple Inc.	1,793,300	303,480
	Accenture PLC, Class A	1,654,500	253,287
	QUALCOMM Inc.	3,519,175	225,298
	Other securities		1,566,268
			5,196,109

Consumer	Amazon.com, Inc.[1]	1,044,100	1,221,044
discretionary	Netflix, Inc.[1]	3,533,077	678,209
16.28%	Twenty-First Century Fox, Inc., Class A	8,541,000	294,921
	Twenty-First Century Fox, Inc., Class B	595,000	20,301
	Comcast Corp., Class A	6,346,200	254,165
	Home Depot, Inc.	1,243,000	235,586
	NIKE, Inc., Class B	2,954,200	184,785
	Other securities		2,107,272
			4,996,283

Health care	AbbVie Inc.	8,376,600	810,101
14.86%	Amgen Inc.	2,761,983	480,309
	UnitedHealth Group Inc.	1,513,596	333,687
	Stryker Corp.	2,006,441	310,677
	Gilead Sciences, Inc.	4,284,100	306,913
	Express Scripts Holding Co.[1]	3,627,500	270,757
	Humana Inc.	938,500	232,814
	Abbott Laboratories	3,808,000	217,323
	Merck & Co., Inc.	3,714,380	209,008
	Illumina, Inc.[1]	867,550	189,551
	Other securities		1,198,546
			4,559,686

Financials	JPMorgan Chase & Co.	4,639,300	496,127
10.94%	Wells Fargo & Co.	4,306,000	261,245
	Bank of New York Mellon Corp.	4,599,400	247,724
	Intercontinental Exchange, Inc.	2,541,065	179,298
	Other securities		2,172,144
			3,356,538

Industrials	CSX Corp.	5,387,000	296,339
9.48%	BWX Technologies, Inc.	4,772,174	288,669
	General Dynamics Corp.	1,342,100	273,050
	Airbus SE, non-registered shares[2]	2,117,764	210,306
	Textron Inc.	3,456,100	195,581
	Union Pacific Corp.	1,404,933	188,402
	General Electric Co.	10,538,000	183,888
	Other securities		1,274,657
			2,910,892

68       American Funds Insurance Series

Growth-Income Fund

Common stocks		Shares	Value (000)
Consumer staples	British American Tobacco PLC[2]	3,746,100	$252,826
7.51%	British American Tobacco PLC (ADR)	494,440	33,122
	Philip Morris International Inc.	2,702,430	285,512
	Coca-Cola Co.	5,964,900	273,670
	Other securities		1,459,289
			2,304,419

Energy	TOTAL SA2	4,561,625	251,689
6.38%	EOG Resources, Inc.	2,277,300	245,743
	Chevron Corp.	1,646,900	206,175
	Other securities		1,254,386
			1,957,993

Materials	Celanese Corp., Series A	2,573,233	275,542
4.46%	Vale SA, ordinary nominative (ADR)	17,367,884	212,409
	Vale SA, ordinary nominative	4,147,848	50,343
	DowDuPont Inc.	3,554,100	253,123
	Freeport-McMoRan Inc.[1]	9,055,000	171,683
	Other securities		405,702
			1,368,802

Telecommunication	Verizon Communications Inc.	10,912,400	577,593
services	Other securities		23,231
1.96%			600,824

Real estate	Other securities		535,421
1.74%

Utilities	Sempra Energy	1,824,600	195,086
0.82%	Other securities		56,171
			251,257

Mutual funds	Other securities		55,129
0.18%

Miscellaneous	Other common stocks in initial period of acquisition		789,777
2.57%	Total common stocks (cost: $20,214,067,000)		28,883,130

Convertible stocks 0.04%
Financials	Other securities		5,450
0.02%

Miscellaneous	Other convertible stocks in initial period of acquisition		6,192
0.02%	Total convertible stocks (cost: $11,900,000)		11,642

Convertible bonds 0.35%		Principal amount (000)
Other	Other securities		107,354
0.35%	Total convertible bonds (cost: $71,028,000)		107,354

American Funds Insurance Series       69

Growth-Income Fund

Bonds, notes & other debt instruments 0.18%		Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 0.18%
U.S. Treasury	Other securities		$56,489
0.18%	Total bonds, notes & other debt instruments (cost: $60,201,000)		56,489

Short-term securities 5.38%
	Apple Inc. 1.50% due 2/20/2018[3]	$50,000	49,892
	Chariot Funding, LLC 1.45%–1.50% due 3/14/2018–3/19/2018[3]	48,000	47,822
	Coca-Cola Co. 1.26% due 1/31/2018[3]	50,000	49,932
	Federal Home Loan Bank 1.12%–1.31% due 1/3/2018–3/2/2018	323,700	323,272
	Freddie Mac 1.08%–1.28% due 1/26/2018–4/6/2018	223,948	223,415
	Microsoft Corp. 1.30% due 1/23/2018[3]	59,300	59,241
	Other securities		897,684
	Total short-term securities (cost: $1,651,541,000)		1,651,258

	Total investment securities 100.06% (cost: $22,008,737,000)		30,709,873
	Other assets less liabilities (0.06)%		(17,511)
	Net assets 100.00%		$30,692,362

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $5,450,000, an aggregate cost of $6,000,000, and which represented .02% of the net assets of the fund) was acquired on 6/28/2012 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,958,273,000, which represented 9.64% of the net assets of the fund. This amount includes $2,749,134,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[3]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,049,318,000, which represented 3.42% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

70       American Funds Insurance Series

International Growth and Income Fund
Summary investment portfolio December 31, 2017

Common stocks 90.99%		Shares	Value (000)
Financials	HDFC Bank Ltd.[1]	1,228,800	$36,338
22.93%	Banco Santander, SA1	4,488,061	29,430
	Zurich Insurance Group AG1	92,200	28,041
	KB Financial Group Inc.[1]	356,500	21,078
	Intesa Sanpaolo SpA[1]	5,900,000	19,568
	Sberbank of Russia PJSC (ADR)[1]	1,141,660	19,324
	Prudential PLC[1]	738,000	18,974
	St. James’s Place PLC[1]	1,048,000	17,323
	UniCredit SpA[1,2]	914,400	17,035
	AIA Group Ltd.[1]	1,833,000	15,632
	Sumitomo Mitsui Financial Group, Inc.[1]	308,000	13,302
	Itaú Unibanco Holding SA, preferred nominative (ADR)	991,300	12,887
	Sampo Oyj, Class A1	203,000	11,152
	Lloyds Banking Group PLC[1]	11,968,000	10,959
	Other securities		64,168
			335,211

Consumer staples	British American Tobacco PLC[1]	437,600	29,534
9.11%	Pernod Ricard SA1	128,650	20,364
	Philip Morris International Inc.	153,475	16,215
	Imperial Brands PLC[1]	316,016	13,505
	Other securities		53,616
			133,234

Industrials	Shanghai International Airport Co., Ltd., Class A1	5,134,562	35,457
8.38%	Airbus SE, non-registered shares[1]	253,960	25,220
	ASSA ABLOY AB, Class B1	681,100	14,133
	Other securities		47,672
			122,482

Utilities	Ørsted AS1	497,000	27,077
8.02%	EDP - Energias de Portugal, SA1	6,947,820	24,049
	Korea Electric Power Corp.[1]	346,800	12,358
	Power Assets Holdings Ltd.[1]	1,313,000	11,081
	CK Infrastructure Holdings Ltd.[1]	1,282,000	11,006
	Other securities		31,740
			117,311

Information	Samsung Electronics Co., Ltd.[1]	14,996	35,628
technology	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	3,840,000	29,507
7.86%	ASML Holding NV1	68,600	11,901
	Flex Ltd.[2]	647,500	11,648
	Other securities		26,180
			114,864

Health care	Novartis AG1	341,145	28,841
7.72%	Hikma Pharmaceuticals PLC[1]	1,317,700	20,164
	Fresenius SE & Co. KGaA[1]	165,000	12,847
	Teva Pharmaceutical Industries Ltd. (ADR)	662,000	12,545
	Daiichi Sankyo Co., Ltd.[1]	451,900	11,770
	Other securities		26,718
			112,885

American Funds Insurance Series       71

International Growth and Income Fund

Common stocks (continued)		Shares	Value (000)
Consumer	Toyota Motor Corp.[1]	226,000	$14,472
discretionary	LVMH Moët Hennessy-Louis Vuitton SE1	48,000	14,100
7.36%	Naspers Ltd., Class N1	41,000	11,424
	Other securities		67,608
			107,604

Real estate	CK Asset Holdings Ltd.[1]	3,833,348	33,507
6.09%	Sun Hung Kai Properties Ltd.[1]	1,760,000	29,318
	Daito Trust Construction Co., Ltd.[1]	95,500	19,453
	Other securities		6,799
			89,077

Energy	Royal Dutch Shell PLC, Class A1	1,780,359	59,601
5.53%	TOTAL SA1	297,739	16,428
	Other securities		4,763
			80,792

Materials	Rio Tinto PLC[1]	475,800	25,111
5.03%	Yara International ASA[1]	343,000	15,700
	Other securities		32,641
			73,452

Telecommunication	BT Group PLC[1]	5,623,761	20,591
services	Nippon Telegraph and Telephone Corp.[1]	409,800	19,283
2.96%	Other securities		3,419
			43,293
	Total common stocks (cost: $1,140,729,000)		1,330,205

Bonds, notes & other debt instruments 2.52%		Principal amount (000)
Corporate bonds & notes 1.26%
Other	Other securities		18,499
1.26%	Total corporate bonds & notes		18,499

Bonds & notes of governments & government agencies outside the U.S. 1.23%
	Other securities		17,993

U.S. Treasury bonds & notes 0.03%
U.S. Treasury	U.S. Treasury 0.875% 2018	$420	419
0.03%	Total bonds, notes & other debt instruments (cost: $33,615,000)		36,911

72       American Funds Insurance Series

International Growth and Income Fund

Short-term securities 6.39%	Principal amount (000)	Value (000)
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.53% due 1/18/2018	$21,000	$20,982
U.S. Treasury Bills 1.50% due 6/28/2018	26,300	26,105
United Parcel Service Inc. 1.62% due 3/19/2018[3]	20,000	19,933
Victory Receivables Corp. 1.43% due 1/16/2018[3]	20,900	20,884
Other securities		5,493
Total short-term securities (cost: $93,402,000)		93,397

Total investment securities 99.90% (cost: $1,267,746,000)		1,460,513
Other assets less liabilities 0.10%		1,454
Net assets 100.00%		$1,461,967

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $4,549,000, an aggregate cost of $4,634,000, and which represented .31% of the net assets of the fund) was acquired on 12/18/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,229,130,000, which represented 84.07% of the net assets of the fund. This amount includes $1,188,243,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]	Security did not produce income during the last 12 months.
[3]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $61,360,000, which represented 4.20% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series       73

Capital Income Builder
Summary investment portfolio December 31, 2017

Common stocks 68.87%		Shares	Value (000)
Energy	Occidental Petroleum Corp.	146,900	$10,820
10.19%	Schlumberger Ltd.	119,800	8,073
	Royal Dutch Shell PLC, Class B1	213,240	7,192
	Royal Dutch Shell PLC, Class B (ADR)	8,500	581
	Royal Dutch Shell PLC, Class A1	101	3
	Enbridge Inc. (CAD denominated)	174,970	6,843
	Enbridge Inc. (CAD denominated)[1,2]	12,969	497
	Williams Companies, Inc.	215,800	6,580
	Kinder Morgan, Inc.	359,000	6,487
	Inter Pipeline Ltd.	260,000	5,384
	Helmerich & Payne, Inc.	76,300	4,932
	Other securities		3,170
			60,562

Financials	Wells Fargo & Co.	124,600	7,559
10.13%	CME Group Inc., Class A	39,416	5,757
	Sampo Oyj, Class A1	95,858	5,266
	Zurich Insurance Group AG1	16,306	4,959
	Other securities		36,663
			60,204

Consumer staples	Diageo PLC[1]	259,500	9,497
8.82%	Philip Morris International Inc.	86,020	9,088
	Coca-Cola Co.	129,500	5,942
	British American Tobacco PLC[1]	79,700	5,379
	Imperial Brands PLC[1]	123,800	5,291
	Other securities		17,225
			52,422

Information	Microsoft Corp.	132,120	11,302
technology	QUALCOMM Inc.	172,400	11,037
8.46%	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	1,005,800	7,729
	Intel Corp.	151,900	7,012
	Other securities		13,193
			50,273

Consumer	Las Vegas Sands Corp.	176,600	12,272
discretionary	Greene King PLC[1]	948,000	7,101
6.27%	Sands China Ltd.[1]	944,000	4,859
	Other securities		13,041
			37,273

Telecommunication	Vodafone Group PLC[1]	4,255,100	13,442
services	HKT Trust and HKT Ltd., units[1]	4,775,340	6,090
5.93%	Koninklijke KPN NV1	1,553,475	5,420
	Other securities		10,311
			35,263

Real estate	Crown Castle International Corp. REIT	76,900	8,537
4.88%	Link REIT[1]	690,500	6,398
	Digital Realty Trust, Inc. REIT	51,200	5,832
	Other securities		8,255
			29,022

74       American Funds Insurance Series

Capital Income Builder

Common stocks		Shares	Value (000)
Utilities	SSE PLC[1]	397,689	$7,085
4.44%	PG&E Corp.	115,756	5,189
	Other securities		14,125
			26,399

Health care	AstraZeneca PLC (ADR)	113,500	3,939
3.93%	AstraZeneca PLC[1]	39,300	2,697
	Roche Holding AG, non-registered shares, nonvoting[1]	23,575	5,963
	Other securities		10,752
			23,351

Industrials	Airbus SE, non-registered shares[1]	82,392	8,182
3.54%	Boeing Co.	17,600	5,190
	Other securities		7,680
			21,052

Materials	DowDuPont Inc.	84,800	6,040
2.06%	Other securities		6,231
			12,271

Miscellaneous	Other common stocks in initial period of acquisition		1,290
0.22%	Total common stocks (cost: $377,538,000)		409,382

Convertible stocks 2.52%
Real estate	American Tower Corp., Series B, 5.50% depository share, convertible preferred 2018	100,400	12,625
2.52%	Crown Castle International Corp., Series A, 7.00% convertible preferred 2020	2,231	2,342
			14,967
	Total convertible stocks (cost: $14,048,000)		14,967

Bonds, notes & other debt instruments 23.70%		Principal amount (000)
U.S. Treasury bonds & notes 14.63%
U.S. Treasury	U.S. Treasury 8.00% 2021	$5,500	6,704
13.42%	U.S. Treasury 8.125% 2021	8,200	9,933
	U.S. Treasury 1.625% 2022	6,050	5,901
	U.S. Treasury 1.75% 2022	5,015	4,925
	U.S. Treasury 1.875% 2022	9,000	8,879
	U.S. Treasury 2.00% 2022	15,000	14,872
	U.S. Treasury 2.00% 2025	9,400	9,175
	U.S. Treasury 0%–2.88% 2020–2047	24,078	19,350
			79,739

U.S. Treasury	U.S. Treasury Inflation-Protected Securities 0.38%–0.63% 2025–2027[3]	7,202	7,206
inflation-protected	Total U.S. Treasury bonds & notes		86,945
securities
1.21%

American Funds Insurance Series       75

Capital Income Builder

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Mortgage-backed obligations 4.78%
Federal agency	Fannie Mae 4.00% 2047[4]	$13,899	$14,559
mortgage-backed	Fannie Mae 4.50% 2048[4,5]	6,270	6,664
obligations	Fannie Mae 4.00% 2046–2047[4]	2,043	2,140
4.70%	Other securities		4,609
			27,972

Other	Other securities		461
0.08%	Total mortgage-backed obligations		28,433

Corporate bonds & notes 3.62%
Financials	Wells Fargo & Co. 3.58%–4.60% 2021–2028	385	406
1.19%	Other securities		6,647
			7,053

Energy	Kinder Morgan, Inc. 5.55% 2045	200	219
0.52%	Schlumberger BV 3.625% 2022[2]	200	206
	Other securities		2,653
			3,078

Consumer staples	British American Tobacco PLC 3.557% 2027[2]	600	602
0.35%	Reynolds American Inc. 6.875% 2020	300	329
	Other securities		1,161
			2,092

Industrials	General Electric Capital Corp. 5.50% 2020	150	160
0.09%	Other securities		395
			555

Information	Microsoft Corp. 4.00% 2021	500	525
technology
0.09%

Other	Other securities		8,211
1.38%	Total corporate bonds & notes		21,514

Asset-backed obligations 0.67%
	Other securities		3,981
	Total bonds, notes & other debt instruments (cost: $141,713,000)		140,873

Short-term securities 5.71%
	Cisco Systems, Inc. 1.23%–1.60% due 1/10/2018–3/6/2018[2]	13,100	13,081
	Federal Home Loan Bank 1.14% due 1/26/2018	8,500	8,493
	General Electric Co. 1.42% due 1/2/2018	12,400	12,398
	Total short-term securities (cost: $33,975,000)		33,972

	Total investment securities 100.80% (cost: $567,274,000)		599,194
	Other assets less liabilities (0.80)%		(4,737)
	Net assets 100.00%		$594,457

76       American Funds Insurance Series

Capital Income Builder

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $207,660,000, which represented 34.93% of the net assets of the fund. This amount includes $207,107,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $18,622,000, which represented 3.13% of the net assets of the fund.

[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Purchased on a TBA basis.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
TBA = To-be-announced

See Notes to Financial Statements

American Funds Insurance Series       77

Asset Allocation Fund
Summary investment portfolio December 31, 2017

Common stocks 64.31%		Shares	Value (000)
Information	Microsoft Corp.	10,520,000	$899,881
technology	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	15,001,000	594,790
17.88%	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	8,600,000	66,083
	ASML Holding NV (New York registered)	2,502,100	434,915
	VeriSign, Inc.[2]	3,140,000	359,342
	Intel Corp.	6,945,000	320,581
	Broadcom Ltd.	1,245,000	319,840
	Facebook, Inc., Class A2	1,385,000	244,397
	Intuit Inc.	1,100,000	173,558
	Western Digital Corp.	2,100,000	167,013
	Other securities		1,008,412
			4,588,812

Health care	UnitedHealth Group Inc.	2,542,000	560,409
9.26%	Johnson & Johnson	2,850,000	398,202
	Aetna Inc.	1,600,000	288,624
	Humana Inc.	965,000	239,388
	Express Scripts Holding Co.[2]	3,100,000	231,384
	Other securities		659,219
			2,377,226

Financials	Chubb Ltd.	2,410,000	352,173
9.12%	JPMorgan Chase & Co.	2,600,000	278,044
	Arch Capital Group Ltd.[2]	2,632,000	238,907
	First Republic Bank	2,480,000	214,867
	Wells Fargo & Co.	3,406,400	206,666
	Bank of America Corp.	7,000,000	206,640
	Citigroup Inc.	2,750,000	204,628
	Other securities		638,415
			2,340,340

Consumer	Comcast Corp., Class A	9,350,000	374,467
discretionary	Home Depot, Inc.	1,500,000	284,295
6.76%	Newell Brands Inc.	7,168,500	221,507
	Amazon.com, Inc.[2]	160,225	187,378
	VF Corp.	2,250,000	166,500
	General Motors Co.	3,500,000	143,465
	Other securities		357,289
			1,734,901

Energy	Noble Energy, Inc.	10,500,000	305,970
5.61%	Weatherford International PLC[2,3]	56,000,000	233,520
	Royal Dutch Shell PLC, Class B (ADR)	2,412,000	164,716
	Chevron Corp.	1,279,750	160,212
	Suncor Energy Inc.	4,000,000	146,858
	Other securities		427,574
			1,438,850

Consumer staples	Nestlé SA1	2,908,230	249,910
4.47%	Nestlé SA (ADR)	900,000	77,373
	Philip Morris International Inc.	2,375,000	250,919
	Associated British Foods PLC[1]	4,600,000	174,876
	British American Tobacco PLC[1]	2,357,400	159,102
	Other securities		233,411
			1,145,591

78       American Funds Insurance Series

Asset Allocation Fund

Common stocks		Shares	Value (000)
Materials	DowDuPont Inc.	5,877,000	$418,560
3.59%	LyondellBasell Industries NV	2,200,000	242,704
	Other securities		260,758
			922,022

Industrials	Lockheed Martin Corp.	1,262,000	405,165
3.38%	Boeing Co.	1,239,000	365,393
	Other securities		95,622
			866,180

Real estate	Other securities		329,533
1.28%

Telecommunication	Other securities		99,225
services
0.39%

Miscellaneous	Other common stocks in initial period of acquisition		660,297
2.57%	Total common stocks (cost: $11,282,199,000)		16,502,977

Convertible stocks 0.05%
Industrials	Other securities		12,787
0.05%	Total convertible stocks (cost: $19,828,000)		12,787

Bonds, notes & other debt instruments 26.66%		Principal amount (000)
U.S. Treasury bonds & notes 11.42%
U.S. Treasury	U.S. Treasury 1.50% 2019	$400,000	398,592
9.31%	U.S. Treasury 1.25% 2020[4]	318,117	313,985
	U.S. Treasury 2.875% 2046	147,158	150,997
	U.S. Treasury 0.63%–4.75% 2018–2047	1,531,262	1,524,916
			2,388,490

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.625% 2024[5]	215,862	219,605
inflation-protected	U.S. Treasury Inflation-Protected Security 1.375% 2044[5]	135,765	156,816
securities	U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2021–2047[5]	163,593	164,355
2.11%			540,776
	Total U.S. Treasury bonds & notes		2,929,266

Corporate bonds & notes 8.93%
Energy	Noble Energy, Inc. 3.85%–4.95% 2028–2047	11,535	11,662
1.77%	Other securities		441,692
			453,354

Financials	ACE INA Holdings Inc. 2.30%–4.35% 2020–2045	6,905	7,082
1.37%	Citigroup Inc. 1.70%–3.20% 2018–2026	15,011	14,938
	JPMorgan Chase & Co. 2.55%–5.30% 2020–2049	12,277	12,517
	Other securities		316,261
			350,798

American Funds Insurance Series       79

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Health care	Aetna Inc. 1.70% 2018	$855	$854
1.23%	Johnson & Johnson 2.25%–3.75% 2022–2047	6,785	6,861
	Other securities		307,172
			314,887

Consumer	Comcast Corp. 1.63%–5.88% 2018–2036	9,285	8,908
discretionary	Home Depot, Inc. 1.80%–4.25% 2020–2046	6,915	7,304
0.79%	Other securities		187,027
			203,239

Consumer staples	Philip Morris International Inc. 1.88%–4.25% 2020–2044	19,155	19,258
0.52%	Other securities		113,383
			132,641

Industrials	Lockheed Martin Corp. 2.50%–3.55% 2020–2026	15,050	15,440
0.45%	Other securities		100,152
			115,592

Information	Broadcom Ltd. 2.38%–3.88% 2020–2027[6]	10,300	10,188
technology	Microsoft Corp. 4.10%–4.20% 2035–2037	7,000	7,934
0.41%	Other securities		86,459
			104,581

Other	Other securities		615,194
2.39%	Total corporate bonds & notes		2,290,286

Mortgage-backed obligations 5.29%
Federal agency	Fannie Mae 0%–7.50% 2021–2048[7,8,9]	600,155	624,707
mortgage-backed	Freddie Mac 1.69%–6.50% 2022–2048[7,8,9]	497,009	513,878
obligations	Other securities		178,667
5.14%			1,317,252

Other	Other securities		40,640
0.15%	Total mortgage-backed obligations		1,357,892

Federal agency bonds & notes 0.20%
	Fannie Mae 1.88%–2.00% 2022–2026	16,000	15,269
	Federal Home Loan Bank 0.875% 2018	17,140	17,084
	Freddie Mac 0.75% 2018	18,768	18,741
	Total federal agency bonds & notes		51,094

Other 0.82%
	Other securities		211,780
	Total bonds, notes & other debt instruments (cost: $6,788,125,000)		6,840,318

80       American Funds Insurance Series

Asset Allocation Fund

Short-term securities 10.93%	Principal amount	Value
	(000)	(000)
CAFCO, LLC 1.52% due 2/27/2018[6]	$50,000	$49,863
Chariot Funding, LLC 1.50%–1.85% due 3/14/2018–6/19/2018[6]	137,300	136,335
Fannie Mae 1.30% due 3/28/2018	25,000	24,917
Federal Home Loan Bank 1.08%–1.36% due 1/10/2018–3/28/2018	1,089,945	1,088,477
Freddie Mac 1.06%–1.28% due 2/7/2018–4/6/2018	375,000	374,036
Procter & Gamble Co. 1.21%–1.30% due 1/12/2018–2/13/2018[6]	151,000	150,819
U.S. Treasury Bills 1.02%–1.44% due 1/2/2018–6/14/2018	360,000	359,419
Other securities		619,433
Total short-term securities (cost: $2,803,685,000)		2,803,299

Total investment securities 101.95% (cost: $20,893,837,000)		26,159,381
Other assets less liabilities (1.95)%		(499,287)
Net assets 100.00%		$25,660,094

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $49,647,000, which represented .19% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $40,857,000, an aggregate cost of $62,607,000, and which represented .15% of the net assets of the fund) were acquired from 3/10/2010 to 8/9/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

						Unrealized
						(depreciation)
				Notional	Value at	appreciation
		Number of		amount [10]	12/31/2017 [11]	at 12/31/2017
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
10 Year Ultra U.S. Treasury Note Futures	Short	250	March 2018	$(25,000)	$(33,391)	$(235)
30 Year Ultra U.S. Treasury Bond Futures	Short	250	March 2018	(25,000)	(41,914)	(278)
5 Year U.S. Treasury Note Futures	Long	614	April 2018	61,400	71,325	(313)
2 Year U.S. Treasury Note Futures	Short	179	April 2018	(35,800)	(38,325)	73
						$(753)

Swap contracts

Interest rate swaps

						Unrealized
					Upfront	appreciation
				Value at	payments/	(depreciation)
		Expiration	Notional	12/31/2017	receipts	at 12/31/2017
Receive	Pay	date	(000)	(000)	(000)	(000)
3-month USD-LIBOR	1.501%	6/8/2019	$100,000	$658	$—	$658
1.336%	U.S. EFFR	6/8/2019	100,000	(605)	—	(605)
1.6365%	3-month USD-LIBOR	10/16/2019	124,000	(866)	—	(866)
3-month USD-LIBOR	3.402%	6/23/2044	18,000	(3,124)	—	(3,124)
3-month USD-LIBOR	2.945%	10/16/2044	28,000	(2,311)	—	(2,311)
					$—	$(6,248)

American Funds Insurance Series       81

Asset Allocation Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is shown in the summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2017, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliate at
	Beginning			Ending	gain	depreciation	income	12/31/2017
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Common stocks 0.91%
Energy 0.91%
Weatherford International PLC[2]	42,200,000	13,800,000	—	56,000,000	$—	$(35,533)	$—	$233,520

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,001,357,000, which represented 3.90% of the net assets of the fund. This amount includes $957,800,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $8,119,000, which represented .03% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,510,770,000, which represented 5.89% of the net assets of the fund.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Coupon rate may change periodically.
[9]	Purchased on a TBA basis.
[10]	Notional amount is calculated based on the number of contracts and notional contract size.
[11]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol
ADR = American Depositary Receipts
EFFR = Federal Funds Effective Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars

See Notes to Financial Statements

82       American Funds Insurance Series

Global Balanced Fund
Summary investment portfolio December 31, 2017

Common stocks 61.54%			Value
		Shares	(000)
Information	Nintendo Co., Ltd.[1]	19,800	$7,208
technology	Microsoft Corp.	71,100	6,082
11.18%	ASML Holding NV1	34,000	5,899
	Taiwan Semiconductor Manufacturing Co., Ltd.[1]	664,000	5,102
	Keyence Corp.[1]	4,400	2,457
	Amphenol Corp., Class A	24,000	2,107
	Alphabet Inc., Class C2	2,005	2,098
	Other securities		8,623
			39,576

Industrials	Boeing Co.	16,750	4,940
8.31%	Harmonic Drive Systems Inc.[1]	50,300	2,935
	Flughafen Zürich AG1	12,235	2,798
	ASSA ABLOY AB, Class B1	118,000	2,448
	BAE Systems PLC[1]	303,000	2,330
	AB Volvo, Class B1	102,000	1,898
	Other securities		12,055
			29,404

Financials	HSBC Holdings PLC (GBP denominated)[1]	539,633	5,565
8.04%	JPMorgan Chase & Co.	42,700	4,567
	BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	376,000	2,582
	Wells Fargo & Co.	40,200	2,439
	HDFC Bank Ltd. (ADR)	21,605	2,197
	AIA Group Ltd.[1]	250,000	2,132
	Sberbank of Russia PJSC (ADR)[1]	123,000	2,082
	Other securities		6,876
			28,440

Consumer staples	British American Tobacco PLC[1]	104,700	7,066
7.20%	British American Tobacco PLC (ADR)	22,146	1,484
	Philip Morris International Inc.	36,700	3,877
	Nestlé SA1	43,800	3,764
	Altria Group, Inc.	51,000	3,642
	Coca-Cola European Partners PLC	48,000	1,913
	Other securities		3,734
			25,480

Health care	Humana Inc.	20,830	5,167
5.01%	Merck & Co., Inc.	56,120	3,158
	Mettler-Toledo International Inc.[2]	3,500	2,168
	Fisher & Paykel Healthcare Corp. Ltd.[1]	204,000	2,069
	Other securities		5,186
			17,748

Materials	DowDuPont Inc.	63,075	4,492
4.42%	Linde AG, non-registered shares[1,2]	8,900	2,082
	Croda International PLC[1]	31,900	1,905
	Other securities		7,149
			15,628

Energy	Royal Dutch Shell PLC, Class B1	109,200	3,683
4.37%	Royal Dutch Shell PLC, Class A1	585	20
	ConocoPhillips	49,506	2,717
	Enbridge Inc. (CAD denominated)	50,594	1,979

American Funds Insurance Series       83

Global Balanced Fund

Common stocks (continued)		Shares	Value (000)
Energy	Enbridge Inc. (CAD denominated)[1,3]	16,157	$619
(continued)	LUKOIL Oil Co. PJSC (ADR)[1]	39,800	2,277
	Other securities		4,156
			15,451

Consumer	Amazon.com, Inc.[2]	3,400	3,976
discretionary	Peugeot SA1	136,500	2,773
4.31%	Nokian Renkaat Oyj[1]	50,634	2,294
	Home Depot, Inc.	10,000	1,895
	Other securities		4,333
			15,271

Utilities	Enel Américas SA (ADR)	197,000	2,201
2.11%	Other securities		5,269
			7,470

Real estate	Daito Trust Construction Co., Ltd.[1]	11,000	2,241
1.73%	Link REIT[1]	211,697	1,962
	Equinix, Inc. REIT	4,240	1,921
			6,124

Miscellaneous	Other common stocks in initial period of acquisition		17,202
4.86%	Total common stocks (cost: $160,781,000)		217,794

Bonds, notes & other debt instruments 31.65%		Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 14.13%
	Japan 0.10%–2.30% 2018–2046[4]	¥1,000,339	9,538
	Poland (Republic of) 3.25%–5.75% 2020–2025	PLN12,590	3,930
	Other securities		36,549
			50,017
U.S. Treasury bonds & notes 9.59%
U.S. Treasury	U.S. Treasury 1.625% 2022	$3,850	3,755
7.38%	U.S. Treasury 2.125% 2024	2,025	2,001
	U.S. Treasury 2.25% 2027	2,800	2,762
	U.S. Treasury 0.75%–3.13% 2018–2046	17,788	17,587
			26,105

U.S. Treasury	U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2021–2044[4]	7,731	7,837
inflation-protected	Total U.S. Treasury bonds & notes		33,942
securities
2.21%

Corporate bonds & notes 6.33%
Financials	HSBC Holdings PLC 3.375% 2024	€100	124
1.43%	HSBC Holdings PLC 3.90%–4.30% 2026	$400	421
	JPMorgan Chase & Co. 2.55%–6.75% 2021–2049	389	407
	Other securities		4,100
			5,052

84       American Funds Insurance Series

Global Balanced Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
Utilities	Other securities		$3,704
1.05%

Consumer	Amazon.com, Inc. 2.80%–3.15% 2024–2027[3]	$265	265
discretionary	Other securities		2,516
0.79%			2,781

Health care	Humana Inc. 3.15% 2022	100	101
0.67%	Other securities		2,275
			2,376

Consumer staples	Altria Group, Inc. 2.63%–4.75% 2020–2042	400	420
0.40%	British American Tobacco PLC 3.56%–4.39% 2027–2037[3]	185	189
	Philip Morris International Inc. 2.00%–4.25% 2020–2044	195	197
	Reynolds American Inc. 4.00%–4.45% 2022–2025	120	128
	Other securities		478
			1,412

Information	Microsoft Corp. 2.40%–3.30% 2026–2027	640	653
technology	Other securities		543
0.34%			1,196

Other	Other securities		5,862
1.65%	Total corporate bonds & notes		22,383

Mortgage-backed obligations 1.54%
Other	Other securities		5,463
1.54%	Total mortgage-backed obligations		5,463

Asset-backed obligations 0.06%
	Other securities		200
	Total bonds, notes & other debt instruments (cost: $111,365,000)		112,005

Short-term securities 7.47%
	Mitsubishi UFJ Trust and Banking Corp. 1.52% due 1/19/2018[3]	5,000	4,996
	Mizuho Bank, Ltd. 1.59% due 1/25/2018[3]	8,300	8,290
	Royal Bank of Canada 1.34%–1.53% due 1/8/2018–1/16/2018	7,500	7,494
	Thunder Bay Funding, LLC 1.70% due 3/6/2018[3]	475	473
	Victory Receivables Corp. 1.42% due 1/17/2018[3]	4,200	4,197
	Other securities		998
	Total short-term securities (cost: $26,451,000)		26,448

	Total investment securities 100.66% (cost: $298,597,000)		356,247
	Other assets less liabilities (0.66)%		(2,348)
	Net assets 100.00%		$353,899

American Funds Insurance Series       85

Global Balanced Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales		Settlement	at 12/31/2017
(000)	(000)	Counterparty	date	(000)
USD419	MXN7,600	JPMorgan Chase	1/4/2018	$33
JPY21,922	AUD250	UBS AG	1/5/2018	— [5]
USD207	INR13,400	Citibank	1/5/2018	(3)
USD274	CAD350	Bank of America, N.A.	1/5/2018	(4)
USD571	INR36,900	JPMorgan Chase	1/5/2018	(7)
USD205	ZAR2,900	UBS AG	1/5/2018	(29)
EUR266	USD312	Goldman Sachs	1/8/2018	8
USD428	ILS1,500	Bank of America, N.A.	1/9/2018	(3)
USD651	EUR550	HSBC Bank	1/9/2018	(10)
EUR502	USD600	Bank of America, N.A.	1/10/2018	3
USD234	CAD300	Bank of America, N.A.	1/10/2018	(5)
JPY96,672	USD863	JPMorgan Chase	1/10/2018	(5)
USD228	AUD300	Goldman Sachs	1/10/2018	(6)
USD327	PLN1,158	JPMorgan Chase	1/10/2018	(6)
USD251	AUD330	JPMorgan Chase	1/10/2018	(7)
USD1,103	JPY125,000	JPMorgan Chase	1/10/2018	(7)
JPY63,535	USD573	JPMorgan Chase	1/10/2018	(8)
USD468	CAD600	Goldman Sachs	1/10/2018	(9)
JPY90,073	USD811	Barclays Bank PLC	1/10/2018	(11)
JPY40,289	USD357	Bank of America, N.A.	1/11/2018	1
USD730	AUD970	Citibank	1/12/2018	(27)
USD478	INR31,000	Bank of America, N.A.	1/16/2018	(6)
JPY134,232	USD1,190	JPMorgan Chase	1/17/2018	2
USD297	EUR250	Bank of America, N.A.	1/17/2018	(3)
USD550	CAD700	Bank of America, N.A.	1/17/2018	(7)
USD361	AUD475	JPMorgan Chase	1/17/2018	(9)
USD399	MXN7,700	Bank of America, N.A.	1/18/2018	9
CHF385	USD391	Goldman Sachs	1/18/2018	5
JPY22,275	USD198	Goldman Sachs	1/18/2018	– [5]
NOK2,700	USD322	Bank of America, N.A.	1/19/2018	7
USD766	EUR650	Bank of America, N.A.	1/19/2018	(14)
EUR645	USD760	Citibank	1/22/2018	15
EUR349	USD413	UBS AG	1/22/2018	6
EUR227	GBP200	Goldman Sachs	1/22/2018	2
JPY31,929	USD284	Citibank	1/22/2018	(1)
JPY69,685	USD623	Barclays Bank PLC	1/22/2018	(4)
USD2,253	GBP1,700	Barclays Bank PLC	1/22/2018	(44)
SEK3,609	USD430	Citibank	1/23/2018	11
EUR357	USD422	Citibank	1/23/2018	6
JPY57,092	USD506	UBS AG	1/23/2018	1
USD171	ILS600	JPMorgan Chase	1/23/2018	(2)
USD448	PLN1,600	Citibank	1/23/2018	(12)
SEK1,625	USD192	Barclays Bank PLC	1/24/2018	7
USD216	MXN4,250	JPMorgan Chase	1/31/2018	1
EUR482	USD573	Bank of America, N.A.	2/6/2018	6
USD421	PLN1,500	Bank of America, N.A.	2/7/2018	(9)
SEK1,270	USD151	Bank of America, N.A.	2/15/2018	4
USD250	JPY28,000	Bank of New York Mellon	2/15/2018	1
JPY22,250	USD198	HSBC Bank	2/15/2018	– [5]

86       American Funds Insurance Series

Global Balanced Fund

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales		Settlement	at 12/31/2017
(000)	(000)	Counterparty	date	(000)
SEK1,613	USD191	UBS AG	2/23/2018	$7
JPY34,577	USD306	HSBC Bank	2/23/2018	1
USD375	INR24,900	Citibank	3/26/2018	(11)
USD371	BRL1,250	Citibank	11/29/2018	8
				$(125)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $114,391,000, which represented 32.32% of the net assets of the fund. This amount includes $112,907,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $28,319,000, which represented 8.00% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Amount less than one thousand.

Key to abbreviations and symbols
ADR = American Depositary Receipts	JPY/¥ = Japanese yen
AUD = Australian dollars	MXN = Mexican pesos
BRL = Brazilian reais	NOK = Norwegian kroner
CAD = Canadian dollars	PLN = Polish zloty
CHF = Swiss francs	SEK = Swedish kronor
EUR/€ = Euros	USD/$ = U.S. dollars
GBP = British pounds	ZAR = South African rand
ILS = Israeli shekels
INR = Indian rupees

See Notes to Financial Statements

American Funds Insurance Series       87

Bond Fund
Summary investment portfolio December 31, 2017

Bonds, notes & other debt instruments 96.91%		Principal amount (000)	Value (000)
Corporate bonds & notes 32.37%
Financials	Bank of America Corp. 2.33%–3.59% 2021–2028[1]	$107,869	$108,473
7.60%	Intesa Sanpaolo SpA 5.017% 2024[1]	54,615	55,987
	Other securities		648,915
			813,375

Health care	Teva Pharmaceutical Finance Company BV 2.80% 2023	72,471	63,178
5.06%	Teva Pharmaceutical Finance Company BV 3.15% 2026	73,918	61,126
	Teva Pharmaceutical Finance Company BV 2.20%–4.10% 2021–2046	64,348	50,104
	Other securities		366,891
			541,299

Energy	Other securities		528,887
4.94%

Consumer	Other securities		389,447
discretionary
3.64%

Utilities	Other securities		366,875
3.43%

Consumer staples	Procter & Gamble Co. 3.50% 2047	750	759
2.65%	Other securities		282,353
			283,112

Telecommunication	AT&T Inc. 3.40%–5.30% 2024–2058	114,118	114,697
services	Other securities		76,288
1.78%			190,985

Information	Apple Inc. 1.55%–3.35% 2021–2027	27,562	27,092
technology	Other securities		87,012
1.07%			114,104

Other	Other securities		235,072
2.20%	Total corporate bonds & notes		3,463,156

U.S. Treasury bonds & notes 27.17%
U.S. Treasury	U.S. Treasury 2.125% 2022	172,737	172,069
24.87%	U.S. Treasury 2.125% 2022	150,000	149,736
	U.S. Treasury 2.25% 2023	115,000	114,802
	U.S. Treasury 2.125% 2024	260,000	257,452
	U.S. Treasury 2.125% 2024	200,000	197,500
	U.S. Treasury 2.125% 2024	159,445	157,576
	U.S. Treasury 2.25% 2024	80,000	79,831
	U.S. Treasury 2.25% 2024	77,542	77,148
	U.S. Treasury 2.25% 2027	266,623	262,999
	U.S. Treasury 2.25% 2027	226,075	223,315
	U.S. Treasury 2.25% 2027	150,000	147,993
	U.S. Treasury 2.375% 2027	200,000	199,582

88       American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
	U.S. Treasury 2.75% 2047	$304,179	$304,608
	U.S. Treasury 2.75% 2047	71,680	71,820
	U.S. Treasury 0.75%–8.75% 2019–2046	230,631	244,662
			2,661,093

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.375% 2027[2]	151,257	150,475
inflation-protected	U.S. Treasury Inflation-Protected Securities 0.38%–2.00% 2025–2026[2]	90,669	95,441
securities			245,916
2.30%	Total U.S. Treasury bonds & notes		2,907,009

Mortgage-backed obligations 25.85%
Federal agency	Fannie Mae 3.50% 2033[3,4]	59,300	61,169
mortgage-backed	Fannie Mae 3.00% 2046[3]	75,036	75,112
obligations	Fannie Mae 3.50% 2047[3]	80,119	82,381
25.54%	Fannie Mae 4.00% 2047[3]	88,762	93,005
	Fannie Mae 3.50% 2048[3,4]	100,000	102,574
	Fannie Mae 3.50% 2048[3,4]	77,040	79,149
	Fannie Mae 4.00% 2048[3,4]	275,000	287,754
	Fannie Mae 4.00% 2048[3,4]	171,162	178,860
	Fannie Mae 4.50% 2048[3,4]	300,000	319,217
	Fannie Mae 4.50% 2048[3,4]	148,375	157,694
	Fannie Mae 2.89%–9.25% 2023–2048[3,4,5]	203,834	213,825
	Freddie Mac 3.50% 2047[3]	74,888	77,080
	Freddie Mac 4.00% 2048[3,4]	275,000	287,699
	Freddie Mac 4.00% 2048[3,4]	76,000	79,403
	Freddie Mac 0%–5.50% 2021–2048[3,4]	268,392	276,461
	Government National Mortgage Assn. 4.00% 2048[3,4]	125,150	130,541
	Government National Mortgage Assn. 4.00% 2048[3,4]	51,450	53,648
	Government National Mortgage Assn. 4.50% 2048[3,4]	75,550	79,256
	Government National Mortgage Assn. 4.00%–4.50% 2040–2048[3,4]	92,971	97,490
			2,732,318

Other	Other securities		32,614
0.31%	Total mortgage-backed obligations		2,764,932

Bonds & notes of governments & government agencies outside the U.S. 6.38%
	Japan, Series 19, 0.10% 2024[2]	¥5,366,380	50,151
	Japan, Series 20, 0.10% 2025[2]	11,317,500	106,018
	Portuguese Republic 5.125% 2024	$101,050	108,779
	Portuguese Republic 5.65% 2024	€20,000	30,550
	Portuguese Republic 2.88%–4.10% 2025–2045	24,375	32,318
	United Mexican States, Series M, 6.50% 2021	MXN3,132,700	154,042
	United Mexican States, Series M, 5.75% 2026	527,500	23,742
	United Mexican States 3.60%–4.35% 2025–2047	$17,000	16,980
	Other securities		159,400
			681,980

Asset-backed obligations 2.78%
	Other securities		297,847

Municipals 2.25%
Illinois 1.82%	G.O. Bonds, Pension Funding Series 2003, 4.95% 2023	24,805	25,903
	G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[3]	93,475	93,483
	G.O. Bonds, Pension Funding Series 2013, 5.877% 2019	400	413
	G.O. Bonds, Series 2013-B, 3.65% 2020	1,000	1,001
	G.O. Bonds, Series 2013-B, 4.11% 2022	750	758

American Funds Insurance Series       89

Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Municipals (continued)
	G.O. Bonds, Series 2013-B, 4.31% 2023	$2,125	$2,140
	G.O. Bonds, Series 2013-B, 4.91% 2027	1,450	1,447
	G.O. Bonds, Taxable Build America Bonds, Series 2010-1, 6.63% 2035	13,780	15,316
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	250	260
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,370	2,544
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	2,950	3,181
	G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 6.15% 2025	3,955	4,274
	G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.547% 2019	335	344
	G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	2,400	2,503
	G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021[3]	7,784	8,148
	Other securities		32,912
			194,627

Other 0.43%	Other securities		45,699
	Total municipals		240,326

Federal agency bonds & notes 0.11%
	Fannie Mae 2.125% 2026	12,410	12,036
	Total bonds, notes & other debt instruments (cost: $10,316,353,000)		10,367,286

Common stocks 0.01%		Shares
Other	Other securities		1,242
0.01%	Total common stocks (cost: $956,000)		1,242

Rights & warrants 0.00%
Utilities	Other securities		55
0.00%	Total rights & warrants (cost: $96,000)		55

Short-term securities 22.13%		Principal amount (000)
	Apple Inc. 1.21%–1.50% due 1/4/2018–2/20/2018[1]	$131,000	130,833
	Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.36%–1.49% due 1/5/2018–1/10/2018	61,100	61,071
	Cisco Systems, Inc. 1.43%–1.52% due 2/15/2018–2/20/2018[1]	100,000	99,794
	Coca-Cola Co. 1.24%–1.27% due 1/12/2018–1/30/2018[1]	101,400	101,292
	Federal Home Loan Bank 1.07%–1.32% due 1/8/2018–3/16/2018	620,350	619,459
	Freddie Mac 1.16%–1.28% due 4/3/2018–4/6/2018	141,900	141,388
	IBM Credit LLC 1.50% due 3/13/2018[1]	80,000	79,752
	Microsoft Corp. 1.26% due 1/16/2018[1]	67,500	67,452
	Pfizer Inc. 1.30%–1.50% due 2/20/2018–3/12/2018[1]	100,000	99,741
	Procter & Gamble Co. 1.21%–1.30% due 1/12/2018–2/22/2018[1]	125,000	124,848
	U.S. Treasury Bills 1.09%–1.44% due 1/2/2018–6/14/2018	237,300	236,407
	Walt Disney Co. 1.29%–1.42% due 1/25/2018–1/26/2018[1]	100,000	99,888
	Other securities		504,869
	Total short-term securities (cost: $2,367,157,000)		2,366,794

	Total investment securities 119.05% (cost: $12,684,562,000)		12,735,377
	Other assets less liabilities (19.05)%		(2,037,683)
	Net assets 100.00%		$10,697,694

90       American Funds Insurance Series

Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. "Other securities" includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $4,276,000, which represented .04% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $21,361,000, which represented .20% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $1,241,000, an aggregate cost of $780,000, and which represented .01% of the net assets of the fund) were acquired on 8/31/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

						Unrealized
						(depreciation)
				Notional	Value at	appreciation
		Number of		amount [6]	12/31/2017 [7]	at 12/31/2017
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
10 Year Euro-Bund Futures	Short	128	March 2018	$(12,800)	$(24,831)	$(16)
10 Year U.S. Treasury Note Futures	Long	3,256	March 2018	325,600	403,897	(2,045)
30 Year Ultra U.S. Treasury Bond Futures	Short	51	March 2018	(5,100)	(8,551)	(59)
10 Year Ultra U.S. Treasury Note Futures	Short	53	March 2018	(5,300)	(7,079)	25
5 Year U.S. Treasury Note Futures	Long	6,048	April 2018	604,800	702,560	(1,350)
2 Year U.S. Treasury Note Futures	Long	2,099	April 2018	419,800	449,416	(711)
						$(4,156)

Forward currency contracts

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales		Settlement	at 12/31/2017
(000)	(000)	Counterparty	date	(000)
USD64,742	MXN1,220,000	Bank of America, N.A.	1/9/2018	$2,829
USD13,016	JPY1,445,000	Bank of America, N.A.	1/10/2018	183
USD455	EUR385	Citibank	1/10/2018	(7)
USD30,924	JPY3,430,000	UBS AG	1/11/2018	462
USD43,780	JPY4,925,000	JPMorgan Chase	1/11/2018	41
USD128,051	MXN2,400,000	JPMorgan Chase	1/12/2018	6,331
USD13,141	MXN252,000	Citibank	1/17/2018	374
USD19,850	EUR16,750	Citibank	1/17/2018	(272)
USD64,745	JPY7,300,000	HSBC Bank	1/22/2018	(121)
USD4,767	EUR4,000	JPMorgan Chase	1/23/2018	(40)
USD26,460	EUR22,350	JPMorgan Chase	1/23/2018	(399)
USD57,793	EUR48,800	Citibank	1/23/2018	(852)
USD57,533	AUD75,000	JPMorgan Chase	1/23/2018	(987)
				$7,542

American Funds Insurance Series       91

Bond Fund

Swap contracts

Interest rate swaps

						Unrealized
					Upfront	(depreciation)
				Value at	payments/	appreciation
		Expiration	Notional	12/31/2017	receipts	at 12/31/2017
Receive	Pay	date	(000)	(000)	(000)	(000)
1.39%	3-month Canada BA	7/13/2018	C$ 1,460,000	$(1,637)	$—	$(1,637)
1.77%	3-month Canada BA	9/26/2018	975,000	186	—	186
1.669%	3-month USD-LIBOR	10/28/2019	$112,000	(729)	—	(729)
1.6915%	3-month USD-LIBOR	6/3/2020	1,600	(15)	—	(15)
1.7345%	3-month USD-LIBOR	12/31/2020	120,000	(1,496)	—	(1,496)
3-month USD-LIBOR	1.975%	4/27/2022	15,000	148	—	148
3-month USD-LIBOR	2.1305%	7/17/2022	100,000	400	—	400
1.9375%	3-month USD-LIBOR	12/18/2022	150,000	(2,128)	—	(2,128)
3-month USD-LIBOR	2.701%	6/9/2024	60,000	(1,498)	—	(1,498)
3-month USD-LIBOR	2.6815%	9/24/2024	1,600	(38)	—	(38)
3-month USD-LIBOR	2.54%	10/3/2024	400	(6)	—	(6)
6-month EURIBOR	0.9852%	10/17/2024	€25,000	(914)	—	(914)
3-month USD-LIBOR	2.342%	10/21/2024	$290	(1)	—	(1)
3-month USD-LIBOR	2.326%	10/22/2024	800	(1)	—	(1)
3-month USD-LIBOR	2.372%	10/24/2024	1,150	(5)	—	(5)
3-month USD-LIBOR	2.438%	11/19/2024	2,750	(24)	—	(24)
3-month USD-LIBOR	2.4585%	11/24/2024	23,000	(233)	—	(233)
3-month USD-LIBOR	2.4295%	11/25/2024	800	(7)	—	(7)
3-month USD-LIBOR	2.353%	12/8/2024	700	(2)	—	(2)
3-month USD-LIBOR	2.2845%	12/12/2024	330	— [8]	—	— [8]
3-month USD-LIBOR	1.8185%	1/20/2025	900	29	—	29
3-month USD-LIBOR	1.9365%	1/22/2025	1,500	37	—	37
3-month USD-LIBOR	2.192%	3/18/2025	1,850	15	—	15
3-month USD-LIBOR	2.0475%	3/23/2025	450	8	—	8
3-month USD-LIBOR	2.3175%	5/8/2025	1,500	— [8]	—	— [8]
3-month USD-LIBOR	2.339%	5/13/2025	375	(1)	—	(1)
3-month USD-LIBOR	2.351%	5/15/2025	590	(2)	—	(2)
3-month USD-LIBOR	2.287%	5/20/2025	500	1	—	1
3-month USD-LIBOR	2.227%	5/28/2025	260	2	—	2
3-month USD-LIBOR	2.2125%	5/29/2025	465	3	—	3
3-month USD-LIBOR	2.451%	6/5/2025	650	(6)	—	(6)
3-month USD-LIBOR	2.46%	6/10/2025	2,536	(25)	—	(25)
3-month USD-LIBOR	2.455%	6/24/2025	235	(2)	—	(2)
3-month USD-LIBOR	2.428%	7/2/2025	2,000	(15)	—	(15)
3-month USD-LIBOR	2.397%	7/13/2025	900	(5)	—	(5)
3-month USD-LIBOR	2.535%	7/15/2025	800	(12)	—	(12)
3-month USD-LIBOR	2.4615%	7/22/2025	1,300	(13)	—	(13)
3-month USD-LIBOR	2.312%	7/29/2025	1,000	1	—	1
3-month USD-LIBOR	2.331%	7/30/2025	435	— [8]	—	— [8]
3-month USD-LIBOR	2.228%	9/4/2025	12,000	82	—	82
3-month USD-LIBOR	2.2135%	9/4/2025	5,000	39	—	39
6-month JPY-LIBOR	0.282%	2/2/2026	¥5,500,000	(175)	—	(175)
3-month USD-LIBOR	1.6705%	3/4/2026	$248,000	12,454	—	12,454
6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	1,242	—	1,242
3-month USD-LIBOR	1.5925%	5/9/2026	$1,000	58	—	58
3-month USD-LIBOR	1.595%	5/12/2026	8,500	489	—	489
3-month USD-LIBOR	1.592%	5/12/2026	4,000	231	—	231
3.0865%	3-month USD-LIBOR	8/18/2034	2,250	184	—	184
2.913%	3-month USD-LIBOR	11/24/2034	10,000	579	—	579
2.844%	3-month USD-LIBOR	6/11/2035	3,250	158	—	158
2.9535%	3-month USD-LIBOR	6/30/2035	2,500	161	—	161
2.773%	3-month USD-LIBOR	7/13/2035	500	19	—	19
2.589%	3-month USD-LIBOR	9/4/2035	3,100	35	—	35
3-month USD-LIBOR	3.0515%	11/14/2044	1,000	(105)	—	(105)
3-month USD-LIBOR	2.925%	12/3/2044	1,230	(97)	—	(97)

92       American Funds Insurance Series

Bond Fund

						Unrealized
					Upfront	(depreciation)
				Value at	payments/	appreciation
		Expiration	Notional	12/31/2017	receipts	at 12/31/2017
Receive	Pay	date	(000)	(000)	(000)	(000)
3-month USD-LIBOR	2.6695%	12/19/2044	$200	$(5)	$—	$(5)
3-month USD-LIBOR	2.5755%	3/5/2045	1,470	(12)	—	(12)
2.377%	3-month USD-LIBOR	4/29/2045	1,910	(63)	—	(63)
3-month USD-LIBOR	2.757%	5/8/2045	1,500	(68)	—	(68)
6-month JPY-LIBOR	0.58295%	3/23/2046	¥2,000,000	1,673	—	1,673
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	(1,396)	—	(1,396)
3-month USD-LIBOR	2.1155%	5/13/2046	$2,400	214	—	214
					$—	$7,712

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

						Unrealized
				Value at	Upfront	depreciation
	Pay/	Expiration	Notional	12/31/2017	payments	at 12/31/2017
Receive	Payment frequency	date	(000)	(000)	(000)	(000)
CDX.NA.IG.29	1.00%/Quarterly	12/20/2022	$65,000	$(1,550)	$(1,366)	$(184)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $2,046,793,000, which represented 19.13% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Notional amount is calculated based on the number of contracts and notional contract size.
[7]	Value is calculated based on the notional amount and current market price.
[8]	Amount less than one thousand.

Key to abbreviations and symbols
AUD = Australian dollars
C$ = Canadian dollars
EUR/€ = Euros
EURIBOR = Euro Interbank Offered Rate
G.O. = General Obligation
JPY/¥ = Japanese yen
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
TBA = To-be-announced
USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series	93

Global Bond Fund
Summary investment portfolio December 31, 2017

Bonds, notes & other debt instruments 89.68%		Principal amount (000)	Value (000)
Euros	French Republic O.A.T. 1.85% 2027[1]	€8,228	$12,539
14.40%	Germany (Federal Republic of) 0.10% 2026[1]	31,541	41,791
	Germany (Federal Republic of) 2.50% 2046	10,770	16,972
	Germany (Federal Republic of) 0.10%–6.25% 2023–2048[1]	15,925	21,065
	Italy (Republic of) 0.90% 2022	10,900	13,181
	Italy (Republic of) 1.45% 2022	10,575	13,100
	Italy (Republic of) 0.95% 2023	36,575	43,972
	Italy (Republic of) 1.50%–4.75% 2023–2025	9,750	12,975
	Portuguese Republic 2.875% 2025	12,500	16,556
	Portuguese Republic 2.875% 2026	4,200	5,502
	Portuguese Republic 4.125% 2027	25,015	35,655
	Spain (Kingdom of) 1.30% 2026	10,400	12,465
	Other securities		109,670
			355,443

Japanese yen	Japan, Series 18, 0.10% 2024[1]	¥4,731,720	44,073
8.11%	Japan, Series 19, 0.10% 2024[1]	2,685,700	25,099
	Japan, Series 344, 0.10% 2026	1,355,000	12,125
	Japan, Series 346, 0.10% 2027	2,335,000	20,877
	Japan, Series 116, 2.20% 2030	1,735,000	19,191
	Japan, Series 145, 1.70% 2033	2,465,000	26,412
	Japan 0.10%–2.30% 2022–2044[1]	5,353,885	52,321
			200,098

Polish zloty	Poland (Republic of), Series 0420, 1.50% 2020	PLN60,575	17,268
3.94%	Poland (Republic of), Series 1021, 5.75% 2021	128,830	41,721
	Poland (Republic of), Series 0922, 5.75% 2022	46,600	15,295
	Poland (Republic of) 3.25%–5.25% 2020–2025	75,440	22,885
			97,169

Mexican pesos	United Mexican States, Series M, 6.50% 2021	MXN660,800	32,493
3.91%	United Mexican States, Series M20, 10.00% 2024	209,500	12,021
	United Mexican States, Series M, 5.75% 2026	717,000	32,270
	United Mexican States 4.00%–10.00% 2019–2042[1]	379,751	19,716
			96,500

Indian rupees	India (Republic of) 7.80% 2021	INR1,117,600	17,937
2.54%	India (Republic of) 8.83% 2023	1,284,200	21,441
	India (Republic of) 6.97%–7.88% 2023–2030	1,223,470	19,105
	Other securities		4,181
			62,664

Malaysian ringgits	Malaysia (Federation of), Series 0116, 3.80% 2023	MYR47,413	11,729
2.25%	Malaysia (Federation of) 3.58%–4.50% 2018–2030	177,177	43,917
			55,646

Norwegian kroner	Norway (Kingdom of) 3.75% 2021	NKr299,750	39,988
1.62%

Australian dollars	Australia (Commonwealth of), Series 124, 5.75% 2021	A$22,900	19,929
1.39%	Australia (Commonwealth of), Series 128, 5.75% 2022	16,150	14,465
			34,394

94	American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
British pounds	United Kingdom 3.25% 2044	£6,500	$11,432
1.33%	United Kingdom 1.75%–4.25% 2022–2045	10,590	18,004
	Other securities		3,319
			32,755

Thai baht	Thailand (Kingdom of) 1.49% 2019	THB491,100	15,073
1.16%	Thailand (Kingdom of) 1.88%–3.85% 2022–2026	433,200	13,516
			28,589

Danish kroner	Nykredit Realkredit AS, Series 01E, 2.00% 2037[2]	DKr69,099	11,607
1.05%	Realkredit Danmark AS, Series 22S, 2.00% 2037[2]	68,140	11,451
	Other securities		2,748
			25,806

Chilean pesos	Chile (Banco Central de) 4.50% 2021	CLP13,200,000	21,977
0.89%

Israeli shekels	Israel (State of) 5.50% 2042	ILS29,300	12,512
0.85%	Other securities		8,381
			20,893

Canadian dollars	Canada 2.25% 2025	C$19,600	15,870
0.77%	Other securities		3,097
			18,967

U.S. dollars	Fannie Mae 4.00% 2048[2,3]	$24,800	25,915
43.07%	Fannie Mae 2.18%–4.50% 2022–2048[2,3]	12,330	12,682
	Poland (Republic of) 3.25% 2026	4,100	4,195
	U.S. Treasury 1.375% 2020	41,900	41,300
	U.S. Treasury 1.625% 2020	38,900	38,560
	U.S. Treasury 1.125% 2021[4]	43,160	41,977
	U.S. Treasury 2.00% 2021	23,450	23,374
	U.S. Treasury 2.00% 2026	46,785	45,312
	U.S. Treasury 2.25% 2027	18,700	18,446
	U.S. Treasury 1.38%–2.13% 2021–2024	29,650	29,098
	U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	122,652	121,800
	U.S. Treasury Inflation-Protected Security 0.625% 2024[1]	33,010	33,582
	U.S. Treasury Inflation-Protected Security 0.25% 2025[1]	11,560	11,457
	U.S. Treasury Inflation-Protected Security 1.00% 2046[1]	21,550	23,018
	U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2024–2045[1]	36,940	38,151
	Other securities		554,003
			1,062,870

Other	Other securities		59,260
2.40%	Total bonds, notes & other debt instruments (cost: $2,173,424,000)		2,213,019

Convertible stocks 0.05%		Shares
U.S. dollars	Other securities		1,210
0.05%	Total convertible stocks (cost: $1,202,000)		1,210

American Funds Insurance Series	95

Global Bond Fund

Common stocks 0.03%		Shares	Value (000)
U.S. dollars	Other securities		$696
0.03%	Total common stocks (cost: $2,528,000)		696

Short-term securities 11.25%		Principal amount (000)
	American Honda Finance Corp. 1.43% due 1/24/2018	$36,000	35,962
	Japanese Treasury Discount Bills (0.16)% due 5/21/2018	¥15,300,000	135,869
	Liberty Street Funding Corp. 1.78% due 3/21/2018[5]	$25,000	24,901
	Mitsubishi UFJ Trust and Banking Corp. 1.52% due 1/19/2018[5]	35,400	35,369
	Royal Bank of Canada 1.53% due 1/16/2018	16,000	15,988
	Victory Receivables Corp. 1.43% due 1/16/2018[5]	12,200	12,191
	Other securities		17,268
	Total short-term securities (cost: $276,867,000)		277,548

	Total investment securities 101.01% (cost: $2,454,021,000)		2,492,473
	Other assets less liabilities (1.01)%		(24,895)
	Net assets 100.00%		$2,467,578

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. "Other securities" includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $2,478,000, which represented .10% of the net assets of the fund. “Other securities“ also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $5,582,000, which represented .23% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $4,647,000, an aggregate cost of $5,346,000, and which represented .19% of the net assets of the fund) were acquired from 3/10/2010 to 8/9/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

								Unrealized
								(depreciation)
				Notional		Value at		appreciation
		Number of		amount	[6]	12/31/2017	[7]	at 12/31/2017
Contracts	Type	contracts	Expiration	(000)		(000)		(000)
10 Year Ultra U.S. Treasury Note Futures	Long	101	March 2018	$10,100		$13,490		$(78)
10 Year U.S. Treasury Note Futures	Long	77	March 2018	7,700		9,552		(48)
30 Year Ultra U.S. Treasury Bond Futures	Long	13	March 2018	1,300		2,179		25
5 Year U.S. Treasury Note Futures	Long	1,524	April 2018	152,400		177,034		(428)
90 Day Euro Dollar Futures	Short	366	September 2018	(91,500)			(89,634)	170
								$(359)

Forward currency contracts

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales		Settlement	at 12/31/2017
(000)	(000)	Counterparty	date	(000)
USD7,771	MXN140,900	JPMorgan Chase	1/4/2018	$613
USD3,058	CAD3,900	Bank of America, N.A.	1/5/2018	(45)
USD4,126	INR267,100	Citibank	1/5/2018	(55)
USD7,869	AUD10,200	UBS AG	1/5/2018	(90)
USD14,560	INR941,650	JPMorgan Chase	1/5/2018	(180)

96	American Funds Insurance Series

Global Bond Fund

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales		Settlement	at 12/31/2017
(000)	(000)	Counterparty	date	(000)
USD2,774	ZAR39,200	UBS AG	1/5/2018	$(391)
EUR5,084	USD5,951	Goldman Sachs	1/8/2018	153
USD4,970	ILS17,400	Bank of America, N.A.	1/9/2018	(32)
USD13,666	EUR11,550	HSBC Bank	1/9/2018	(202)
EUR10,463	USD12,500	Bank of America, N.A.	1/10/2018	63
USD3,153	CAD4,050	Bank of America, N.A.	1/10/2018	(70)
JPY1,392,273	USD12,434	JPMorgan Chase	1/10/2018	(70)
USD5,035	PLN17,827	JPMorgan Chase	1/10/2018	(86)
USD4,029	AUD5,300	Goldman Sachs	1/10/2018	(106)
JPY2,265,955	USD20,240	Bank of America, N.A.	1/10/2018	(117)
USD5,171	AUD6,800	Bank of America, N.A.	1/10/2018	(135)
USD7,691	CAD9,850	Goldman Sachs	1/10/2018	(147)
JPY1,346,098	USD12,121	Barclays Bank PLC	1/10/2018	(167)
JPY3,321,365	USD29,938	JPMorgan Chase	1/10/2018	(442)
JPY835,989	USD7,411	Bank of America, N.A.	1/11/2018	13
USD1,710	AUD2,250	Bank of America, N.A.	1/11/2018	(46)
JPY2,218,752	USD20,004	UBS AG	1/11/2018	(299)
EUR17,250	USD20,075	UBS AG	1/12/2018	640
USD3,762	MXN72,500	HSBC Bank	1/12/2018	85
USD12,610	AUD16,760	Citibank	1/12/2018	(467)
USD5,694	INR369,000	Bank of America, N.A.	1/16/2018	(75)
EUR14,702	USD17,356	JPMorgan Chase	1/17/2018	305
JPY2,756,764	USD24,449	JPMorgan Chase	1/17/2018	41
JPY1,698,519	USD15,121	Citibank	1/17/2018	(32)
USD3,568	EUR3,000	Bank of America, N.A.	1/17/2018	(36)
JPY3,324,831	USD29,698	HSBC Bank	1/17/2018	(162)
CHF5,774	USD5,864	Goldman Sachs	1/18/2018	70
JPY445,496	USD3,951	Goldman Sachs	1/18/2018	7
NOK37,200	USD4,441	Bank of America, N.A.	1/19/2018	92
EUR2,833	GBP2,500	HSBC Bank	1/19/2018	26
USD9,255	EUR7,850	Bank of America, N.A.	1/19/2018	(176)
EUR6,645	USD7,833	Bank of America, N.A.	1/22/2018	153
JPY351,002	USD3,128	Citibank	1/22/2018	(9)
JPY995,097	USD8,894	Barclays Bank PLC	1/22/2018	(52)
SEK51,198	USD6,101	Citibank	1/23/2018	151
EUR5,439	USD6,441	Citibank	1/23/2018	95
JPY1,655,674	USD14,688	UBS AG	1/23/2018	25
USD9,075	ILS31,900	JPMorgan Chase	1/23/2018	(101)
USD6,140	PLN21,950	Citibank	1/23/2018	(166)
SEK60,114	USD7,094	Barclays Bank PLC	1/24/2018	247
JPY933,211	USD8,249	Goldman Sachs	1/24/2018	45
EUR2,082	USD2,500	Citibank	2/5/2018	4
USD6,121	ILS21,303	Bank of America, N.A.	2/6/2018	(11)
JPY1,310,000	USD11,635	HSBC Bank	2/15/2018	19
NOK32,573	DKK24,600	Citibank	2/15/2018	(4)
JPY392,473	USD3,499	Citibank	2/15/2018	(8)
SEK30,059	USD3,588	Barclays Bank PLC	2/22/2018	88
JPY376,335	USD3,336	HSBC Bank	2/23/2018	13
USD7,605	INR504,900	Citibank	3/26/2018	(221)
USD5,942	BRL19,300	Citibank	4/23/2018	196
USD138,524	JPY15,300,000	Citibank	5/21/2018	1,645
USD5,348	BRL18,000	Citibank	11/29/2018	117
USD169	EUR140	Bank of America, N.A.	12/13/2018	(3)
USD2,008	EUR1,670	Bank of America, N.A.	12/13/2018	(43)
				$660

American Funds Insurance Series	97

Global Bond Fund

Swap contracts

Interest rate swaps

						Unrealized
					Upfront	(depreciation)
				Value at	payments/	appreciation
		Expiration	Notional	12/31/2017	receipts	at 12/31/2017
Receive	Pay	date	(000)	(000)	(000)	(000)
7.46%	28-day MXN-TIIE	11/6/2018	MXN1,356,000	$(335)	$—	$(335)
7.455%	28-day MXN-TIIE	11/7/2018	1,099,000	(274)	—	(274)
7.44%	28-day MXN-TIIE	11/7/2018	3,045,000	(779)	—	(779)
1.6505%	3-month USD-LIBOR	3/21/2019	$85,000	(290)	—	(290)
3-month USD-LIBOR	2.0335%	12/19/2019	35,000	18	—	18
9.145%	DI-OVER-EXTRA Grupo	1/4/2021	BRL108,000	244	—	244
6.775%	28-day MXN-TIIE	6/20/2022	MXN280,000	(590)	—	(590)
3-month SEK-STIBOR	0.425%	8/4/2022	SKr140,000	(16)	—	(16)
3-month USD-LIBOR	2.4275%	10/31/2027	$7,050	(27)	—	(27)
3-month USD-LIBOR	2.556%	11/27/2045	10,000	(40)	—	(40)
3-month USD-LIBOR	1.909%	10/11/2046	5,750	772	—	772
3-month USD-LIBOR	2.659%	2/8/2047	6,000	(159)	—	(159)
1.4898%	6-month EURIBOR	11/24/2047	€2,150	(3)	—	(3)
					$—	$(1,479)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Purchased on a TBA basis.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $8,305,000, which represented .34% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $259,235,000, which represented 10.51% of the net assets of the fund.
[6]	Notional amount is calculated based on the number of contracts and notional contract size.
[7]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols
AUD/A$ = Australian dollars	JPY/¥ = Japanese yen
BRL = Brazilian reais	LIBOR = London Interbank Offered Rate
CAD/C$ = Canadian dollars	MXN = Mexican pesos
CHF = Swiss francs	MYR = Malaysian ringgits
CLP = Chilean pesos	NKr = Norwegian kroner
DI-OVER-EXTRA Grupo = Overnight Brazilian Interbank Deposit Rate	PLN = Polish zloty
DKK/DKr = Danish kroner	SEK/SKr = Swedish kronor
EUR/€ = Euros	STIBOR = Stockholm Interbank Offered Rate
EURIBOR = Euro Interbank Offered Rate	TBA = To-be-announced
GBP/£ = British pounds	THB = Thai baht
ILS = Israeli shekels	TIIE = Equilibrium Interbank Interest Rate
INR = Indian rupees	USD/$ = U.S. dollars
ZAR = South African rand

See Notes to Financial Statements

98	American Funds Insurance Series

High-Income Bond Fund
Summary investment portfolio December 31, 2017

Bonds, notes & other debt instruments 94.25%		Principal amount	Value
		(000)	(000)
Corporate bonds & notes 93.34%
Energy	American Energy (Marcellus), Term Loan B, (3-month USD-LIBOR + 4.25%)
19.39%	5.710% 2020[1,2,3,4]	$7,533	$5,574
	American Energy (Permian Basin) 7.125% 2020[5]	7,445	6,068
	American Energy (Permian Basin) 7.375% 2021[5]	6,770	5,484
	Blackstone CQP Holdco LP, 6.00% 2021[5,6]	1,600	1,612
	Blackstone CQP Holdco LP, 6.50% 2021[5,6]	20,685	21,099
	Chesapeake Energy Corp. 8.00% 2025[5]	10,025	10,138
	Chesapeake Energy Corp. 4.61%–8.00% 2019–2027[4,5]	13,838	13,716
	CONSOL Energy Inc. 5.875% 2022	11,299	11,596
	NGL Energy Partners LP 6.875% 2021	6,415	6,575
	Southwestern Energy Co. 4.10% 2022	8,915	8,804
	Teekay Corp. 8.50% 2020	11,168	11,419
	Weatherford International PLC 6.75% 2040	7,755	6,398
	Weatherford International PLC 4.50%–9.88% 2021–2042	12,680	11,458
	Other securities		161,929
			281,870

Health care	Centene Corp. 4.75% 2022	6,515	6,792
12.43%	Molina Healthcare, Inc. 5.375% 2022	10,285	10,774
	Molina Healthcare, Inc. 4.875% 2025[5]	3,975	3,985
	Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2020
	(84.62% PIK)[2,3,4,7,8,9]	6,709	6,343
	Tenet Healthcare Corp. 4.38%–8.13% 2021–2025[5]	12,272	12,161
	Tenet Healthcare Corp., First Lien, 6.00% 2020	6,490	6,886
	Tenet Healthcare Corp., First Lien 4.50%–4.75% 2020–2021	5,405	5,510
	Valeant Pharmaceuticals International, Inc. 5.875% 2023[5]	8,860	8,229
	Valeant Pharmaceuticals International, Inc. 6.125% 2025[5]	17,245	15,844
	Valeant Pharmaceuticals International, Inc. 5.38%–9.00% 2020–2025[5]	15,503	15,897
	Other securities		88,292
			180,713

Consumer	CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[5]	10,320	10,746
discretionary	CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[5]	6,025	5,889
12.12%	CCO Holdings LLC and CCO Holdings Capital Corp. 4.00%–5.88% 2023–2027[5]	9,450	9,547
	Clear Channel Worldwide Holdings, Inc. 7.625% 2020	12,563	12,359
	iHeartCommunications, Inc. 9.00% 2019	10,385	7,763
	Petsmart, Inc. 5.875% 2025[5]	11,175	8,633
	Petsmart, Inc. 7.13%–8.88% 2023–2025[5]	7,785	4,702
	Petsmart, Inc., Term Loan B-2, (3-month USD-LIBOR + 3.00%) 4.57% 2022[2,3,4]	1,952	1,573
	Sotheby’s 4.875% 2025[5]	6,870	6,793
	Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[5]	6,525	6,737
	Other securities		101,530
			176,272

Materials	Cleveland-Cliffs Inc. 4.875% 2024[5]	1,800	1,800
12.00%	Cliffs Natural Resources Inc. 5.75% 2025[5]	14,550	13,932
	Cliffs Natural Resources Inc. 6.25% 2040	1,735	1,366
	First Quantum Minerals Ltd. 7.00% 2021[5]	8,505	8,845
	First Quantum Minerals Ltd. 7.50% 2025[5]	12,400	13,500
	First Quantum Minerals Ltd. 7.25% 2022–2023[5]	3,900	4,141
	Freeport-McMoRan Inc. 3.55% 2022	6,715	6,656
	Ryerson Inc. 11.00% 2022[5]	6,336	7,104
	Other securities		117,113
			174,457

American Funds Insurance Series       99

High-Income Bond Fund

Bonds, notes & other debt instruments (continued)		Principal amount	Value
		(000)	(000)
Corporate bonds & notes (continued)
Telecommunication	Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[5]	$5,367	$5,461
services	Frontier Communications Corp. 11.00% 2025	11,850	8,769
9.34%	Frontier Communications Corp. 8.50%–10.50% 2020–2022	11,405	9,156
	Ligado Networks, Term Loan,
	(3-month USD-LIBOR + 8.75%) 10.07% 2020 (100% PIK)[2,3,4,7]	8,690	8,082
	SoftBank Group Corp. 4.50% 2020[5]	8,550	8,755
	Sprint Capital Corp. 8.75% 2032	1,025	1,166
	Sprint Corp. 11.50% 2021	5,880	7,130
	Sprint Nextel Corp. 6.88%–7.88% 2021–2028	14,295	14,861
	Wind Tre SpA 5.00% 2026[5]	6,675	6,381
	Other securities		65,969
			135,730

Industrials	Associated Materials, LLC 9.00% 2024[5]	7,125	7,713
8.54%	Brand Energy 8.5% 2025[5]	6,005	6,320
	Corporate Risk Holdings LLC 9.50% 2019[5]	12,782	13,373
	Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)[5,7,8,9]	1,112	1,190
	DAE Aviation Holdings, Inc. 10.00% 2023[5]	7,065	7,771
	Other securities		87,784
			124,151

Information	Camelot Finance SA 7.875% 2024[5]	5,630	6,024
technology	Gogo Inc. 12.50% 2022[5]	11,050	12,500
8.03%	Infor Software 7.125% 2021[5,7]	5,785	5,944
	Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 9.627% 2024[2,3,4]	7,870	8,187
	Unisys Corp. 10.75% 2022[5]	7,275	8,166
	Other securities		75,875
			116,696

Utilities	AES Corp. 7.375% 2021	5,925	6,680
4.10%	AES Corp. 4.88%–8.00% 2020–2027[5]	13,506	14,412
	Other securities		38,456
			59,548

Financials	CIT Group Inc. 3.875% 2019	6,835	6,921
3.23%	Other securities		40,079
			47,000

Real estate	Iron Mountain Inc. 5.75% 2024	5,975	6,080
2.11%	Other securities		24,604
			30,684

Consumer staples	Other securities		29,872
2.05%	Total corporate bonds & notes		1,356,993

Other bonds & notes 0.91%
	U.S. Treasury 1.25% 2019	10,000	9,921
	Other securities		3,417
			13,338
	Total bonds, notes & other debt instruments (cost: $1,356,968,000)		1,370,331

100       American Funds Insurance Series

High-Income Bond Fund

Convertible bonds 0.40%		Principal amount	Value
		(000)	(000)
Energy	Weatherford International PLC 5.875% 2021	$527	$572
0.08%	Other securities		585
			1,157

Other	Other securities		2,159
0.15%

Miscellaneous	Other convertible bonds in initial period of acquisition		2,544
0.17%	Total convertible bonds (cost: $5,582,000)		5,860

Convertible stocks 0.91%		Shares
Industrials	Associated Materials, LLC, 14.00% convertible preferred 2020[8,9]	4,850	5,553
0.68%	Other securities		4,257
			9,810

Information	Other securities		643
technology
0.04%

Telecommunication	Frontier Communications Corp., Series A, convertible preferred	10,000	108
services
0.01%

Miscellaneous	Other convertible stocks in initial period of acquisition		2,619
0.18%	Total convertible stocks (cost: $15,788,000)		13,180

Common stocks 0.75%
Information	Corporate Risk Holdings I, Inc.[6,8,9,10]	218,504	3,863
technology	Other securities		—
0.26%			3,863

Other	Other securities		4,531
0.32%

Miscellaneous	Other common stocks in initial period of acquisition		2,462
0.17%	Total common stocks (cost: $26,386,000)		10,856

Rights & warrants 0.00%
Utilities	Other securities		36
0.00%	Total rights & warrants (cost: $63,000)		36

American Funds Insurance Series       101

High-Income Bond Fund

Short-term securities 1.68%	Principal amount	Value
	(000)	(000)
General Electric Co. 1.42% due 1/2/2018	$13,600	$13,598
U.S. Treasury Bills 1.11% due 1/11/2018	10,800	10,796
Total short-term securities (cost: $24,396,000)		24,394

Total investment securities 97.99% (cost: $1,429,183,000)		1,424,657
Other assets less liabilities 2.01%		29,223
Net assets 100.00%		$1,453,880

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Swap contracts

Interest rate swaps

						Unrealized
					Upfront	appreciation
				Value at	payments/	(depreciation)
		Expiration	Notional	12/31/2017	receipts	at 12/31/2017
Receive	Pay	date	(000)	(000)	(000)	(000)
3-month USD-LIBOR	2.0745%	11/21/2026	$18,600	$431	$—	$431
3-month USD-LIBOR	2.2825%	4/13/2027	10,700	81	—	81
2.2865%	3-month USD-LIBOR	10/2/2027	10,100	(90)	—	(90)
					$—	$422

Credit default swaps

     Centrally cleared credit default swaps on credit indices — buy protection

						Unrealized
				Value at	Upfront	depreciation
	Pay/	Expiration	Notional	12/31/2017	payments	at 12/31/2017
Receive	Payment frequency	date	(000)	(000)	(000)	(000)
CDX.NA.HY.29	5.00%/Quarterly	12/20/2022	$108,000	$(8,915)	$(8,496)	$(419)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Scheduled interest and/or principal payment was not received.
[2]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in "Other securities," was $89,280,000, which represented 6.14% of the net assets of the fund.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Coupon rate may change periodically.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $745,292,000, which represented 51.26% of the net assets of the fund.
[6]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear on the next page.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $32,234,000, which represented 2.22% of the net assets of the fund.
[9]	Value determined using significant unobservable inputs.
[10]	Security did not produce income during the last 12 months.

102       American Funds Insurance Series

High-Income Bond Fund

				Percent
	Acquisition	Cost	Value	of net
Private placement securities	date(s)	(000)	(000)	assets
Blackstone CQP Holdco LP, 6.50% 2021	3/6/2017	$20,695	$21,099	1.45%
Blackstone CQP Holdco LP, 6.00% 2021	8/9/2017	1,600	1,612.11
Corporate Risk Holdings I, Inc.	8/31/2015	2,428	3,863.27
Corporate Risk Holdings Corp.	8/31/2015	—	—	.00
Other securities	12/13/2012-11/15/2016	17,830	8,493.58
Total private placement securities		$42,553	$35,067	2.41%

Key to abbreviations and symbol
LIBOR = London Interbank Offered Rate
USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series       103

Mortgage Fund
Summary investment portfolio December 31, 2017

Bonds, notes & other debt instruments 95.14%		Principal amount	Value
		(000)	(000)
Mortgage-backed obligations 63.46%
Federal agency	Fannie Mae 4.00% 2047[1]	$7,816	$8,189
mortgage-backed	Fannie Mae 4.00% 2047[1]	4,844	5,075
obligations	Fannie Mae 4.00% 2048[1,2]	17,250	18,026
60.15%	Fannie Mae 4.50% 2048[1,2]	3,700	3,932
	Fannie Mae 4.00%–5.00% 2036[1]	1,133	1,196
	Freddie Mac 4.00% 2036[1]	5,848	6,186
	Freddie Mac 4.00% 2047[1]	9,510	9,960
	Freddie Mac 4.00% 2048[1,2]	25,000	26,154
	Freddie Mac 4.00% 2048[1,2]	22,854	23,877
	Freddie Mac Pool #760014 2.969% 2045[1,3]	2,989	3,001
	Freddie Mac, Series KJ02, Class A2, Multi Family 2.597% 2020[1]	3,704	3,722
	Freddie Mac, Series K031, Class A2, Multi Family 3.30% 2023[1,3]	4,722	4,914
	Freddie Mac 3.31%–5.00% 2023–2036[1,3]	3,696	3,916
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.00% 2056[1]	1,814	1,803
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	1,675	1,675
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.25% 2057[1]	13,810	13,780
	Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	8,325	8,518
	Government National Mortgage Assn. 5.50% 2040[1]	2,246	2,499
	Government National Mortgage Assn. 3.50% 2043[1]	2,453	2,558
	Government National Mortgage Assn. 3.50% 2043[1]	1,754	1,816
	Government National Mortgage Assn. 3.50% 2043[1]	1,714	1,783
	Government National Mortgage Assn. 4.25% 2044[1]	1,764	1,867
	Government National Mortgage Assn. 4.00% 2047[1]	17,763	18,613
	Government National Mortgage Assn. 4.50% 2048[1,2]	4,950	5,193
	Government National Mortgage Assn. 4.737% 2065[1]	1,697	1,769
	Government National Mortgage Assn. 4.62% 2066[1]	1,792	1,900
	Government National Mortgage Assn. 3.50%–6.50% 2034–2066[1]	15,339	15,981
	Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	4,544	4,557
	Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	680	700
	Other securities		1,473
			204,633

Collateralized	Towd Point Mortgage Trust, Series 2015-2, Class 2A11, 3.00% 2057[1,3,4]	2,160	2,175
mortgage-backed	Other securities		8,985
(privately			11,160
originated)
3.28%

Commercial	Other securities		91
mortgage-backed	Total mortgage-backed obligations		215,884
securities
0.03%

U.S. Treasury bonds & notes 16.09%
U.S. Treasury	U.S. Treasury 1.875% 2022	19,800	19,515
10.57%	U.S. Treasury 1.875% 2022[5]	5,000	4,941
	U.S. Treasury 2.00% 2022	7,300	7,238
	U.S. Treasury 2.50% 2024	2,500	2,528
	U.S. Treasury 1.50%–2.13% 2020–2022	1,744	1,735
			35,957

104       American Funds Insurance Series

Mortgage Fund

Bonds, notes & other debt instruments		Principal amount (000)	Value (000)
U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.375% 2025[5,6]	$7,489	$7,501
inflation-protected	U.S. Treasury Inflation-Protected Security 2.125% 2041[6]	124	163
securities	U.S. Treasury Inflation-Protected Security 0.75% 2042[6]	7,025	7,095
5.52%	U.S. Treasury Inflation-Protected Security 1.375% 2044[6]	3,466	4,004
			18,763
	Total U.S. Treasury bonds & notes		54,720

Federal agency bonds & notes 12.22%
	Fannie Mae 1.88%–2.00% 2022	21,800	21,617
	Federal Home Loan Bank 1.38%–1.88% 2021	13,000	12,852
	United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	7,000	7,087
			41,556

Asset-backed obligations 3.32%
	Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A,
	2.73% 2021[1,4]	1,823	1,829
	Other securities		9,456
			11,285

Corporate bonds & notes 0.05%
Financials	Other securities		187
0.05%	Total bonds, notes & other debt instruments (cost: $322,647,000)		323,632

Short-term securities 27.27%
	Apple Inc. 1.22% due 1/12/2018[4]	4,000	3,998
	Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.49% due 1/10/2018	7,000	6,996
	CAFCO, LLC 1.39% due 2/2/2018[4]	3,900	3,894
	Eli Lilly and Co. 1.28% due 1/8/2018[4]	9,000	8,996
	Emerson Electric Co. 1.27% due 1/29/2018[4]	5,500	5,493
	Federal Farm Credit Banks 1.32% due 4/19/2018	5,000	4,978
	Federal Home Loan Bank 1.15%–1.30% due 1/5/2018–2/14/2018	25,750	25,731
	General Electric Co. 1.42% due 1/2/2018	6,000	5,999
	National Rural Utilities Cooperative Finance Corp. 1.51% due 1/17/2018	5,000	4,996
	Paccar Financial Corp. 1.26% due 1/12/2018	5,500	5,497
	Private Export Funding Corp. 1.25% due 1/4/2018[4]	8,210	8,208
	Toronto-Dominion Bank 1.45% due 3/16/2018[4]	8,000	7,971
	Total short-term securities (cost: $92,772,000)		92,757

	Total investment securities 122.41% (cost: $415,419,000)		416,389
	Other assets less liabilities (22.41)%		(76,219)
	Net assets 100.00%		$340,170

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. "Other securities" includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,579,000, which represented .46% of the net assets of the fund.

American Funds Insurance Series        105

Mortgage Fund

Futures contracts

								Unrealized
								(depreciation)
				Notional		Value at		appreciation
		Number of		amount	[7]	12/31/2017	[8]	at 12/31/2017
Contracts	Type	contracts	Expiration	(000)		(000)		(000)
10 Year Ultra U.S. Treasury Note Futures	Long	95	March 2018	$9,500		$12,689		$(73)
20 Year U.S. Treasury Bond Futures	Long	48	March 2018	4,800		7,344		8
30 Year Ultra U.S. Treasury Bond Futures	Long	11	March 2018	1,100		1,844		13
5 Year U.S. Treasury Note Futures	Long	1,136	April 2018	113,600		131,962		(580)
								$(632)

Swap contracts

Interest rate swaps

						Unrealized
					Upfront	appreciation
				Value at	payments/	(depreciation)
		Expiration	Notional	12/31/2017	receipts	at 12/31/2017
Receive	Pay	date	(000)	(000)	(000)	(000)
3-month USD-LIBOR	1.217%	9/22/2021	$11,500	$406	$—	$406
3-month USD-LIBOR	1.225%	9/22/2021	11,500	402	—	402
3-month USD-LIBOR	1.2796%	10/11/2021	14,500	485	—	485
2.0135%	3-month USD-LIBOR	10/20/2021	30,000	(202)	—	(202)
2.012%	3-month USD-LIBOR	10/4/2022	9,000	(91)	—	(91)
2.00%	3-month USD-LIBOR	10/5/2022	41,500	(441)	—	(441)
2.1045%	3-month USD-LIBOR	10/31/2022	4,000	(23)	—	(23)
3-month USD-LIBOR	2.24%	12/5/2026	10,500	104	—	104
3-month USD-LIBOR	2.27%	12/5/2026	8,500	63	—	63
3-month USD-LIBOR	3.34%	6/27/2044	3,500	(564)	—	(564)
3-month USD-LIBOR	3.206%	7/31/2044	2,000	(270)	—	(270)
3-month USD-LIBOR	3.238%	8/8/2044	2,000	(283)	—	(283)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(418)	—	(418)
3-month USD-LIBOR	2.5055%	1/9/2045	2,000	14	—	14
3-month USD-LIBOR	2.454%	1/15/2045	3,200	55	—	55
3-month USD-LIBOR	2.52822%	11/23/2045	3,560	6	—	6
3-month USD-LIBOR	2.59125%	12/16/2045	2,250	(25)	—	(25)
U.S. EFFR	2.145%	11/9/2047	2,200	4	—	4
U.S. EFFR	2.153%	11/10/2047	2,200	— [9]	—	— [9]
U.S. EFFR	2.155%	11/10/2047	1,280	— [9]	—	— [9]
U.S. EFFR	2.17%	11/13/2047	2,320	(8)	—	(8)
					$—	$(786)

106       American Funds Insurance Series

Mortgage Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $57,740,000, which represented 16.97% of the net assets of the fund.

[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $7,383,000, which represented 2.17% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.
[9]	Amount less than one thousand.

Key to abbreviations and symbol
EFFR = Federal Funds Effective Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series       107

Ultra-Short Bond Fund
Investment portfolio December 31, 2017

Short-term securities 100.30%	Principal amount (000)	Value (000)
Commercial paper 82.90%
American Honda Finance Corp. 1.43% due 1/24/2018	$8,100	$8,092
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.56% due 2/14/2018[1]	9,000	8,980
BMW U.S. Capital LLC 1.59% due 3/19/2018[1]	5,000	4,983
British Columbia (Province of) 1.27% due 1/16/2018	11,000	10,992
CAFCO, LLC 1.41% due 2/13/2018[1]	10,500	10,479
Cisco Systems, Inc. 1.50% due 2/15/2018[1]	8,000	7,984
DBS Bank Ltd. 1.42%–1.46% due 2/2/2018–2/15/2018[1]	10,600	10,581
Estée Lauder Companies Inc. 1.49% due 1/22/2018[1]	5,000	4,995
ExxonMobil Corp. 1.40% due 1/23/2018	6,300	6,294
General Electric Co. 1.42% due 1/2/2018	11,000	10,998
IBM Credit LLC 1.62% due 3/13/2018[1]	8,600	8,573
John Deere Canada ULC 1.32% due 1/5/2018[1]	2,200	2,199
KfW 1.32% due 1/12/2018[1]	12,000	11,994
Liberty Street Funding Corp. 1.40% due 2/1/2018[1]	10,000	9,985
Mizuho Bank, Ltd. 1.40% due 2/15/2018[1]	10,000	9,978
National Australia Bank Ltd. 1.65% due 4/4/2018[1]	8,900	8,860
Nordea Bank AB 1.37% due 2/14/2018[1]	10,500	10,480
Old Line Funding, LLC 1.36% due 1/22/2018[1]	4,400	4,395
Paccar Financial Corp. 1.28% due 1/9/2018	5,100	5,098
Province of Alberta 1.45% due 1/10/2018[1]	3,700	3,698
Prudential Funding, LLC 1.35% due 1/12/2018	10,500	10,494
Qualcomm Inc. 1.32% due 2/6/2018[1]	7,800	7,787
Québec (Province of) 1.49% due 1/18/2018[1]	11,000	10,991
Royal Bank of Canada 1.34% due 1/8/2018	6,000	5,998
Simon Property Group, L.P. 1.54% due 3/15/2018[1]	6,100	6,080
Société Générale 1.41% due 1/31/2018[1]	10,400	10,385
Swedbank AB 1.51% due 3/21/2018	5,000	4,984
Total Capital Canada Ltd. 1.66% due 3/16/2018[1]	10,100	10,066
Toyota Industries Commercial Finance, Inc. 1.37% due 1/22/2018[1]	6,200	6,194
Unilever Capital Corp. 1.43% due 2/26/2018[1]	9,600	9,577
Walt Disney Co. 1.45% due 1/29/2018[1]	10,500	10,487
		252,681

Federal agency discount notes 17.40%
Federal Home Loan Bank 1.08%–1.32% due 1/5/2018–2/28/2018	53,100	53,046
Total short-term securities (cost: $305,768,000)		305,727

Total investment securities 100.30% (cost: $305,768,000)		305,727
Other assets less liabilities (0.30)%		(922)
Net assets 100.00%		$304,805

[1]

Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $189,731,000, which represented 62.25% of the net assets of the fund.

See Notes to Financial Statements

108       American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund
Summary investment portfolio December 31, 2017

Bonds, notes & other debt instruments 92.82%		Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 50.54%
U.S. Treasury	U.S. Treasury 1.125% 2021	$31,950	$30,869
40.71%	U.S. Treasury 1.75% 2021[1]	40,540	39,981
	U.S. Treasury 2.00% 2021	46,300	46,077
	U.S. Treasury 2.00% 2021	44,350	44,207
	U.S. Treasury 2.00% 2021	26,500	26,461
	U.S. Treasury 2.125% 2021	23,450	23,475
	U.S. Treasury 2.25% 2021	64,745	65,141
	U.S. Treasury 2.25% 2021	38,000	38,258
	U.S. Treasury 1.75% 2022	198,300	194,846
	U.S. Treasury 1.875% 2022	63,000	62,254
	U.S. Treasury 1.875% 2022	45,000	44,395
	U.S. Treasury 2.00% 2022	80,000	79,316
	U.S. Treasury 2.00% 2022	43,510	43,121
	U.S. Treasury 1.50% 2023	26,020	25,111
	U.S. Treasury 1.625% 2023	38,150	36,961
	U.S. Treasury 2.125% 2023	64,095	63,582
	U.S. Treasury 2.125% 2024	115,975	114,525
	U.S. Treasury 2.25% 2024	40,550	40,365
	U.S. Treasury 2.50% 2024	44,000	44,502
	U.S. Treasury 2.75% 2047	50,501	50,572
	U.S. Treasury 1.13%–6.25% 2021–2047	148,817	149,234
			1,263,253

U.S. Treasury	U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	27,223	26,981
inflation-protected	U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	86,645	86,784
securities	U.S. Treasury Inflation-Protected Security 2.375% 2025[2]	24,864	28,333
9.83%	U.S. Treasury Inflation-Protected Security 0.375% 2027[2]	68,267	67,914
	U.S. Treasury Inflation-Protected Security 1.375% 2044[1,2]	45,728	52,818
	U.S. Treasury Inflation-Protected Securities 0.13%–2.13% 2020–2047[2]	41,535	42,269
			305,099
	Total U.S. Treasury bonds & notes		1,568,352

Mortgage-backed obligations 25.34%
Federal agency	Fannie Mae 3.50% 2033[3,4]	30,000	30,946
mortgage-backed	Fannie Mae 3.00% 2036[3]	29,057	29,534
obligations	Fannie Mae 4.00% 2047[3]	34,100	35,730
25.34%	Fannie Mae 4.00% 2047[3]	23,761	24,893
	Fannie Mae 4.50% 2047[3]	25,443	27,113
	Fannie Mae 4.50% 2048[3,4]	75,000	79,804
	Fannie Mae 0%–9.50% 2022–2048[3,4,5]	105,743	110,011
	Freddie Mac 4.00% 2047[3]	23,965	25,098
	Freddie Mac 4.00% 2048[3,4]	50,000	52,309
	Freddie Mac 0%–5.50% 2020–2048[3,4,5]	113,700	117,766
	Government National Mortgage Assn. 4.00% 2047[3]	63,961	67,023
	Government National Mortgage Assn. 4.50% 2048[3,4]	30,525	32,022
	Government National Mortgage Assn. 1.99%–6.64% 2034–2065[3,5]	90,528	94,637
	Other securities		59,617
			786,503

Federal agency bonds & notes 16.94%
	Fannie Mae 1.25%–7.13% 2019–2030	31,400	32,762
	Federal Home Loan Bank 1.75%–5.50% 2018–2036	91,315	92,402
	Freddie Mac 3.75% 2019	12,750	13,040
	Tennessee Valley Authority 2.88%–5.88% 2021–2060	47,305	50,606
	TVA Southaven 3.846% 2033[3]	1,418	1,444
	U.S. Department of Housing and Urban Development 1.33%–3.70% 2018–2034	83,632	84,747
	United States Agency for International Development, Iraq (Republic of), 2.149% 2022	6,670	6,634

American Funds Insurance Series       109

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency bonds & notes (continued)
United States Agency for International Development, Jordan (Kingdom of)
1.95%–3.00% 2019–2025	$194,000	$196,981
United States Agency for International Development, Morocco (Kingdom of)
7.55% 2026[3]	3,621	4,311
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,904
United States Agency for International Development, Ukraine 1.47%–1.84% 2019–2021	5,855	5,742
Other securities		34,007
		525,580
Total bonds, notes & other debt instruments (cost: $2,881,337,000)		2,880,435

Short-term securities 14.77%

Apple Inc. 1.24% due 1/30/2018[6]	35,000	34,955
Ciesco LLC 1.87% due 6/25/2018[6]	50,000	49,544
Cisco Systems, Inc. 1.36% due 3/8/2018[6]	45,000	44,872
ExxonMobil Corp. 1.40% due 1/23/2018	31,400	31,370
Federal Home Loan Bank 1.16% due 2/2/2018	25,000	24,974
Kimberly-Clark Corp. 1.48% due 1/16/2018[6]	25,000	24,981
Microsoft Corp. 1.27%–1.30% due 1/16/2018–1/23/2018[6]	70,000	69,945
Paccar Financial Corp. 1.22%–1.28% due 1/8/2018–1/16/2018	42,400	42,375
Sumitomo Mitsui Banking Corp. 1.44% due 1/11/2018[6]	40,000	39,979
Walt Disney Co. 1.25% due 1/19/2018[6]	35,000	34,970
Other securities		60,315
Total short-term securities (cost: $458,355,000)		458,280

Total investment securities 107.59% (cost: $3,339,692,000)		3,338,715
Other assets less liabilities (7.59)%		(235,400)
Net assets 100.00%		$3,103,315

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

						Unrealized
						(depreciation)
				Notional	Value at	appreciation
		Number of		amount [7]	12/31/2017 [8]	at 12/31/2017
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
10 Year U.S. Treasury Note Futures	Long	2,734	March 2018	$273,400	$339,144	$(813)
20 Year U.S. Treasury Bond Futures	Long	195	March 2018	19,500	29,835	31
10 Year Ultra U.S. Treasury Note Futures	Short	175	March 2018	(17,500)	(23,373)	110
30 Year Ultra U.S. Treasury Bond Futures	Short	219	March 2018	(21,900)	(36,717)	(23)
5 Year U.S. Treasury Note Futures	Long	14,014	April 2018	1,401,400	1,627,923	(6,730)
2 Year U.S. Treasury Note Futures	Long	2,111	April 2018	422,200	451,985	(380)
90 Day Euro Dollar Futures	Short	905	September 2018	(226,250)	(221,635)	245
90 Day Euro Dollar Futures	Long	1,595	December 2018	398,750	390,197	(242)
90 Day Euro Dollar Futures	Short	1,920	December 2019	(480,000)	(468,816)	357
						$(7,445)

110       American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Swap contracts

Interest rate swaps

						Unrealized
					Upfront	(depreciation)
				Value at	payments/	appreciation
		Expiration	Notional	12/31/2017	receipts	at 12/31/2017
Receive	Pay	date	(000)	(000)	(000)	(000)
1.345%	U.S. EFFR	1/31/2018	$1,078,000	$(56)	$—	$(56)
1.3475%	U.S. EFFR	1/31/2018	1,747,000	(86)	—	(86)
1.329%	U.S. EFFR	3/27/2019	131,000	(632)	—	(632)
1.32625%	U.S. EFFR	4/5/2019	68,800	(345)	—	(345)
1.34875%	U.S. EFFR	4/5/2019	120,000	(568)	—	(568)
1.337%	U.S. EFFR	6/8/2019	121,000	(730)	—	(730)
1.367%	U.S. EFFR	6/12/2019	60,500	(341)	—	(341)
1.37%	U.S. EFFR	6/14/2019	60,500	(341)	—	(341)
1.362%	U.S. EFFR	6/21/2019	60,500	(355)	—	(355)
1.351%	U.S. EFFR	6/28/2019	60,500	(372)	—	(372)
1.9425%	3-month USD-LIBOR	3/17/2020	165,000	(526)	—	(526)
1.8005%	3-month USD-LIBOR	9/28/2020	48,000	(444)	—	(444)
3-month USD-LIBOR	1.217%	9/22/2021	60,000	2,116	—	2,116
3-month USD-LIBOR	1.225%	9/22/2021	60,000	2,099	—	2,099
3-month USD-LIBOR	1.2255%	9/23/2021	5,000	175	—	175
3-month USD-LIBOR	2.01215%	2/2/2022	119,000	915	—	915
3-month USD-LIBOR	1.9665%	2/2/2022	50,000	474	—	474
3-month USD-LIBOR	2.0025%	2/7/2022	59,000	477	—	477
3-month USD-LIBOR	2.2175%	3/17/2022	52,000	(10)	—	(10)
3-month USD-LIBOR	1.8675%	4/19/2022	70,000	1,002	—	1,002
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	1,092	—	1,092
3-month USD-LIBOR	1.948%	7/28/2022	20,000	239	—	239
2.80%	3-month USD-LIBOR	9/2/2022	280,000	2,280	—	2,280
2.75%	3-month USD-LIBOR	9/2/2022	280,000	2,020	—	2,020
2.009%	3-month USD-LIBOR	10/4/2022	50,000	(511)	—	(511)
2.00965%	3-month USD-LIBOR	10/6/2022	49,000	(498)	—	(498)
1.9855%	3-month USD-LIBOR	10/17/2022	29,500	(331)	—	(331)
1.98%	3-month USD-LIBOR	10/17/2022	29,500	(339)	—	(339)
2.08613%	3-month USD-LIBOR	11/17/2022	38,300	(257)	—	(257)
2.08934%	3-month USD-LIBOR	11/17/2022	40,700	(267)	—	(267)
2.2025%	3-month USD-LIBOR	12/4/2022	20,000	(28)	—	(28)
3-month USD-LIBOR	2.2455%	12/21/2022	25,000	(6)	—	(6)
2.27403%	3-month USD-LIBOR	12/29/2022	60,000	92	—	92
3-month USD-LIBOR	2.0815%	2/10/2024	28,700	321	—	321
3-month USD-LIBOR	2.0955%	2/10/2024	14,300	148	—	148
3-month USD-LIBOR	2.3875%	3/17/2024	160,700	(998)	—	(998)
3-month USD-LIBOR	2.12813%	10/3/2024	65,000	712	—	712
3-month USD-LIBOR	1.798%	2/2/2026	35,000	1,408	—	1,408
3-month USD-LIBOR	2.24%	12/5/2026	55,100	545	—	545
3-month USD-LIBOR	2.27%	12/5/2026	44,900	335	—	335
2.579%	3-month USD-LIBOR	3/14/2027	53,000	929	—	929
2.333%	3-month USD-LIBOR	3/29/2027	42,000	(144)	—	(144)
3-month USD-LIBOR	2.31934%	11/17/2027	21,200	127	—	127
3-month USD-LIBOR	2.31613%	11/17/2027	19,800	124	—	124
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	(2,240)	—	(2,240)
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(2,418)	—	(2,418)
3-month USD-LIBOR	3.34%	6/27/2044	45,000	(7,252)	—	(7,252)
3-month USD-LIBOR	3.206%	7/31/2044	16,000	(2,160)	—	(2,160)
3-month USD-LIBOR	3.238%	8/8/2044	16,000	(2,262)	—	(2,262)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	(404)	—	(404)
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	75	—	75
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	18	—	18
3-month USD-LIBOR	2.7025%	9/10/2045	30,000	(1,030)	—	(1,030)
3-month USD-LIBOR	2.52822%	11/23/2045	13,350	24	—	24
2.44345%	3-month USD-LIBOR	6/29/2047	21,000	(422)	—	(422)

American Funds Insurance Series       111

U.S. Government/AAA-Rated Securities Fund

Swap contracts (continued)

Interest rate swaps (continued)

						Unrealized
					Upfront	(depreciation)
				Value at	payments/	appreciation
		Expiration	Notional	12/31/2017	receipts	at 12/31/2017
Receive	Pay	date	(000)	(000)	(000)	(000)
3-month USD-LIBOR	2.5015%	8/17/2047	$4,600	$33	$—	$33
3-month USD-LIBOR	2.5095%	8/17/2047	4,400	24	—	24
3-month USD-LIBOR	2.436%	9/19/2047	10,500	230	—	230
2.53563%	3-month USD-LIBOR	10/3/2047	20,000	(4)	—	(4)
3-month USD-LIBOR	2.56315%	10/6/2047	11,000	(65)	—	(65)
3-month USD-LIBOR	2.495%	10/17/2047	6,300	56	—	56
3-month USD-LIBOR	2.4975%	10/17/2047	6,300	52	—	52
U.S. EFFR	2.166%	10/23/2047	10,000	(28)	—	(28)
U.S. EFFR	2.145%	11/9/2047	15,400	29	—	29
U.S. EFFR	2.153%	11/10/2047	15,300	1	—	1
U.S. EFFR	2.155%	11/10/2047	8,640	(3)	—	(3)
U.S. EFFR	2.17%	11/13/2047	15,660	(57)	—	(57)
2.5735%	3-month USD-LIBOR	12/21/2047	5,400	45	—	45
3-month USD-LIBOR	2.57553%	12/29/2047	13,000	(115)	—	(115)
					$—	$(8,428)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $61,762,000, which represented 1.99% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]

Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,“ was $339,563,000, which represented 10.94% of the net assets of the fund.

[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol
EFFR = Federal Funds Effective Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars

See Notes to Financial Statements

112       American Funds Insurance Series

Managed Risk Growth Fund
Investment portfolio December 31, 2017

Growth funds 80.05%			Value
		Shares	(000)
	American Funds Insurance Series – Growth Fund, Class 1	2,960,791	$230,498
	Total growth funds (cost: $200,842,000)		230,498

Fixed income funds 15.11%
	American Funds Insurance Series – Bond Fund, Class 1	4,022,202	43,520
	Total fixed income funds (cost: $44,022,000)		43,520

Short-term securities 4.89%
	Government Cash Management Fund	14,078,452	14,078
	Total short-term securities (cost: $14,078,000)		14,078

	Total investment securities 100.05% (cost: $258,942,000)		288,096
	Other assets less liabilities (0.05)%		(137)
	Net assets 100.00%		$287,959

Futures contracts

						Unrealized
				Notional	Value at	depreciation
		Number of		amount[1]	12/31/2017[2]	at 12/31/2017
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
5 Year U.S. Treasury Note Futures	Long	130	March 2018	$13,000	$15,101	$(38)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2017, appear below.

						Net
					Net	unrealized		Value of
					realized	appreciation	Dividend	affiliates at
	Beginning			Ending	loss	(depreciation)	income	12/31/2017
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Growth funds 80.05%
American Funds Insurance Series – Growth Fund,
Class 1	2,821,842	902,012	763,063	2,960,791	$(2,465)	$35,900	$1,621	$230,498

Fixed income funds 15.11%
American Funds Insurance Series – Bond Fund,
Class 1	—	4,068,037	45,835	4,022,202	(5)	(502)	674	43,520
Total 95.16%					$(2,470)	$35,398	$2,295	$274,018

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

American Funds Insurance Series       113

Managed Risk International Fund
Investment portfolio December 31, 2017

Growth funds 80.15%		Value
	Shares	(000)
American Funds Insurance Series – International Fund, Class 1	5,479,657	$118,964
Total growth funds (cost: $99,690,000)		118,964

Fixed income funds 15.04%
American Funds Insurance Series – Bond Fund, Class 1	2,063,150	22,323
Total fixed income funds (cost: $22,581,000)		22,323

Short-term securities 4.85%
Government Cash Management Fund	7,200,311	7,200
Total short-term securities (cost: $7,200,000)		7,200

Total investment securities 100.04% (cost: $129,471,000)		148,487
Other assets less liabilities (0.04)%		(64)
Net assets 100.00%		$148,423

Futures contracts

								Unrealized
				Notional		Value at		depreciation
		Number of		amount	[1]	12/31/2017	[2]	at 12/31/2017
Contracts	Type	contracts	Expiration	(000)		(000)		(000)
5 Year U.S. Treasury Note Futures	Long	66	March 2018	$6,600		$7,667		$(19)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2017, appear below.

						Net
					Net	unrealized		Value of
					realized	appreciation	Dividend	affiliates at
	Beginning			Ending	loss	(depreciation)	income	12/31/2017
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Growth funds 80.15%
American Funds Insurance Series – International
Fund, Class 1	5,381,857	1,475,679	1,377,879	5,479,657	$(584)	$29,000	$1,667	$118,964

Fixed income funds 15.04%
American Funds Insurance Series – Bond Fund,
Class 1	—	2,098,231	35,081	2,063,150	(2)	(258)	345	22,323
Total 95.19%					$(586)	$28,742	$2,012	$141,287

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

114       American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund
Investment portfolio December 31, 2017

Growth-and-income funds 80.32%		Value
	Shares	(000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	19,699,331	$294,702
Total growth-and-income funds (cost: $263,402,000)		294,702

Fixed income funds 14.92%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,530,491	54,729
Total fixed income funds (cost: $55,397,000)		54,729

Short-term securities 4.82%
Government Cash Management Fund	17,696,252	17,696
Total short-term securities (cost: $17,696,000)		17,696

Total investment securities 100.06% (cost: $336,495,000)		367,127
Other assets less liabilities (0.06)%		(223)
Net assets 100.00%		$366,904

Futures contracts

						Unrealized
				Notional	Value at	depreciation
		Number of		amount[1]	12/31/2017[2]	at 12/31/2017
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
5 Year U.S. Treasury Note Futures	Long	167	March 2018	$16,700	$19,399	$(49)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2017, appear below.

						Net
					Net	unrealized		Value of
					realized	appreciation	Dividend	affiliates at
	Beginning			Ending	gain	(depreciation)	income	12/31/2017
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Growth-and-income funds 80.32%
American Funds Insurance Series – Blue Chip
Income and Growth Fund, Class 1	20,295,700	6,791,546	7,387,915	19,699,331	$228	$31,593	$6,425	$294,702

Fixed income funds 14.92%
American Funds Insurance Series –
U.S. Government/AAA-Rated Securities Fund, Class 1	—	4,549,444	18,953	4,530,491	1	(668)	690	54,729
Total 95.24%					$229	$30,925	$7,115	$349,431

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

American Funds Insurance Series       115

Managed Risk Growth-Income Fund
Investment portfolio December 31, 2017

Growth-and-income funds 80.07%		Value
	Shares	(000)
American Funds Insurance Series – Growth-Income Fund, Class 1	3,331,787	$167,322
Total growth-and-income funds (cost: $153,163,000)		167,322

Fixed income funds 15.10%
American Funds Insurance Series – Bond Fund, Class 1	2,916,097	31,552
Total fixed income funds (cost: $31,921,000)		31,552

Short-term securities 4.88%
Government Cash Management Fund	10,195,681	10,196
Total short-term securities (cost: $10,196,000)		10,196

Total investment securities 100.05% (cost: $195,280,000)		209,070
Other assets less liabilities (0.05)%		(102)
Net assets 100.00%		$208,968

Futures contracts

								Unrealized
				Notional		Value at		depreciation
		Number of		amount	[1]	12/31/2017	[2]	at 12/31/2017
Contracts	Type	contracts	Expiration	(000)		(000)		(000)
5 Year U.S. Treasury Note Futures	Long	95	March 2018	$9,500		$11,036		$(28)

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the year ended December 31, 2017, appear below.

						Net
					Net	unrealized		Value of
					realized	appreciation	Dividend	affiliates at
	Beginning			Ending	loss	(depreciation)	income	12/31/2017
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Growth-and-income funds 80.07%
American Funds Insurance Series – Growth-
Income Fund, Class 1	3,415,529	831,566	915,308	3,331,787	$(2,960)	$24,457	$2,622	$167,322

Fixed income funds 15.10%
American Funds Insurance Series – Bond Fund,
Class 1	—	2,928,337	12,240	2,916,097	(1)	(369)	492	31,552
Total 95.17%					$(2,961)	$24,088	$3,114	$198,874

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

116       American Funds Insurance Series

Managed Risk Asset Allocation Fund
Investment portfolio December 31, 2017

Asset allocation funds 95.19%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	178,833,494	$4,240,142
Total asset allocation funds (cost: $3,901,495,000)		4,240,142

Short-term securities 4.87%
Government Cash Management Fund	217,109,926	217,110
Total short-term securities (cost: $217,110,000)		217,110

Total investment securities 100.06% (cost: $4,118,605,000)		4,457,252
Other assets less liabilities (0.06)%		(2,842)
Net assets 100.00%		$4,454,410

Futures contracts

								Unrealized
				Notional		Value at		depreciation
		Number of		amount	[1]	12/31/2017	[2]	at 12/31/2017
Contracts	Type	contracts	Expiration	(000)		(000)		(000)
5 Year U.S. Treasury Note Futures	Long	2,033	March 2018	$203,300		$236,162		$(592)

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the year ended December 31, 2017, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliate at
	Beginning			Ending	gain	appreciation	income	12/31/2017
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Asset allocation funds 95.19%
American Funds Insurance Series – Asset
Allocation Fund, Class 1	153,453,622	27,323,215	1,943,343	178,833,494	$4,957	$329,625	$70,949	$4,240,142

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

American Funds Insurance Series      117

Financial statements
Statements of assets and liabilities at December 31, 2017

		Global
	Global	Small					New
	Growth	Capitalization		Growth		International	World
	Fund	Fund		Fund		Fund	Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$6,252,509	$4,283,077		$25,039,262		$9,755,613	$3,548,151
Affiliated issuers	—	32,175		—		—	—
Cash	826	285		5,966		224	267
Cash denominated in currencies other than U.S. dollars	77	—	*	—	*	1,557	17
Unrealized appreciation on open forward currency contracts	15	89		—		—	69
Receivables for:
Sales of investments	244	6,683		—		10,136	4,948
Sales of fund’s shares	2,175	780		5,686		2,305	1,438
Dividends and interest	6,980	4,576		9,570		18,169	5,876
Closed forward currency contracts	—	44		—		—	—
Variation margin on futures contracts	—	—		—		—	—
Variation margin on swap contracts	—	—		—		—	—
Other	91	77		40		325	10
	6,262,917	4,327,786		25,060,524		9,788,329	3,560,776
Liabilities:
Unrealized depreciation on open forward currency contracts	—	1,192		—		355	392
Payables for:
Purchases of investments	5,023	4,588		19,283		9,764	7,084
Repurchases of fund’s shares	14,501	2,894		43,820		10,041	1,590
Investment advisory services	2,734	2,529		6,875		4,021	2,064
Services provided by related parties	943	599		3,764		1,069	337
Trustees’ deferred compensation	71	48		517		220	31
Closed forward currency contracts	—	—		—		—	—
Variation margin on futures contracts	—	—		—		—	—
Variation margin on swap contracts	—	—		—		—	—
Non-U.S. taxes	4,352	754		219		4,753	16,164
Other	217	144		588		284	401
	27,841	12,748		75,066		30,507	28,063
Net assets at December 31, 2017	$6,235,076	$4,315,038		$24,985,458		$9,757,822	$3,532,713

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,621,863	$3,116,123		$13,105,139		$7,085,727	$2,609,444
Undistributed (distributions in excess of) net investment income	3,242	10,507		41,109		2,852	4,643
Undistributed (accumulated) net realized gain (loss)	427,988	238,153		2,386,299		458,991	92,357
Net unrealized appreciation (depreciation)	2,181,983	950,255		9,452,911		2,210,252	826,269
Net assets at December 31, 2017	$6,235,076	$4,315,038		$24,985,458		$9,757,822	$3,532,713

Investment securities, at cost:
Unaffiliated issuers	$4,066,420	$3,337,949		$15,586,391		$7,542,215	$2,705,479
Affiliated issuers	—	25,519		—		—	—
Cash denominated in currencies other than U.S. dollars, at cost	77	—	*	—	*	1,552	17

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

118      American Funds Insurance Series

(dollars in thousands)

Blue Chip	Global			International
Income and	Growth		Growth-	Growth	Capital	Asset	Global		Global
Growth	and Income		Income	and Income	Income	Allocation	Balanced	Bond	Bond
Fund	Fund		Fund	Fund	Builder	Fund	Fund	Fund	Fund

$9,376,768	$2,106,326		$30,709,873	$1,460,513	$599,194	$25,925,861	$356,247	$12,735,377	$2,492,473
—	—		—	—	—	233,520	—	—	—
74	327		2,827	190	387	13,225	88	6,703	48
—	—	*	82	305	99	575	32	8,467	1,392
—	—		—	—	—	—	144	10,220	4,906
—	9,418		14	420	14,350	242,667	3,300	901,567	48,509
1,782	665		8,715	339	760	30,699	621	5,401	1,723
11,389	4,262		38,831	4,986	2,318	60,752	1,283	66,255	18,888
—	—		—	—	—	—	11	—	253
—	—		—	—	—	58	—	1,377	192
—	—		—	—	—	68	—	651	367
30	113		225	60	12	365	21	335	286
9,390,043	2,121,111		30,760,567	1,466,813	617,120	26,507,790	361,747	13,736,353	2,569,037

—	—		—	—	—	—	269	2,678	4,246

—	13,327		20,032	204	22,077	827,715	7,055	3,028,664	94,178
5,780	1,249		34,294	2,188	8	9,032	54	1,676	162
3,073	1,048		6,737	740	248	5,754	195	3,275	1,101
877	358		3,401	82	75	2,124	57	992	274
78	22		591	9	2	253	2	115	24
—	—		—	—	—	—	2	—	899
—	—		—	—	—	191	—	37	9
—	—		—	—	—	181	—	1,058	282
220	2,563		2,618	1,528	11	131	150	—	235
166	98		532	95	242	2,315	64	164	49
10,194	18,665		68,205	4,846	22,663	847,696	7,848	3,038,659	101,459
$9,379,849	$2,102,446		$30,692,362	$1,461,967	$594,457	$25,660,094	$353,899	$10,697,694	$2,467,578

$6,329,001	$1,433,416		$19,750,659	$1,270,668	$560,897	$19,078,377	$295,581	$10,588,572	$2,421,281
37,271	6,666		88,048	4,347	261	92,516	(671)	35,376	2,784
718,730	151,697		2,154,031	(4,704)	1,369	1,230,620	1,590	11,921	6,180
2,294,847	510,667		8,699,624	191,656	31,930	5,258,581	57,399	61,825	37,333
$9,379,849	$2,102,446		$30,692,362	$1,461,967	$594,457	$25,660,094	$353,899	$10,697,694	$2,467,578

$7,081,951	$1,593,223		$22,008,737	$1,267,746	$567,274	$20,455,210	$298,597	$12,684,562	$2,454,021
—	—		—	—	—	438,627	—	—	—
—	—	*	82	305	99	575	32	8,384	1,371

American Funds Insurance Series      119

Statements of assets and liabilities at December 31, 2017

					U.S.
	High-				Government/	Managed
	Income				AAA-Rated	Risk
	Bond		Mortgage	Ultra-Short	Securities	Growth
	Fund		Fund	Bond Fund	Fund	Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,424,657		$416,389	$305,727	$3,338,715	$14,078
Affiliated issuers	—		—	—	—	274,018
Cash	7,789		184	78	1,154	—
Cash denominated in currencies other than U.S. dollars	—	*	—	—	—	—
Receivables for:
Sales of investments	5,688		69,814	—	93,294	—
Sales of fund’s shares	231		159	129	791	424
Dividends and interest	22,421		1,001	—	13,174	14
Deposits at brokers for futures contracts	—		—	—	—	81
Variation margin on futures contracts	—		152	—	2,137	12
Variation margin on swap contracts	23		86	—	1,629	—
Other	168		1	—	21	—
	1,460,977		487,786	305,934	3,450,915	$288,627
Liabilities:
Payables for:
Purchases of investments	5,131		147,041	—	342,862	396
Repurchases of fund’s shares	499		240	924	488	7
Investment advisory services	581		121	84	886	24
Services provided by related parties	186		19	60	353	233
Trustees’ deferred compensation	53		2	19	61	1
Variation margin on futures contracts	—		—	—	264	—
Variation margin on swap contracts	184		153	—	2,614	—
Bank overdraft	—		—	—	—	5
Other	463		40	42	72	2
	7,097		147,616	1,129	347,600	668
Net assets at December 31, 2017	$1,453,880		$340,170	$304,805	$3,103,315	$287,959

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,608,594		$339,464	$304,384	$3,108,660	$245,388
Undistributed (distributions in excess of) net investment income	13,377		1,052	462	9,726	1,399
Undistributed (accumulated) net realized gain (loss)	(163,565)		101	—	1,780	12,056
Net unrealized appreciation (depreciation)	(4,526)		(447)	(41)	(16,851)	29,116
Net assets at December 31, 2017	$1,453,880		$340,170	$304,805	$3,103,315	$287,959

Investment securities, at cost:
Unaffiliated issuers	$1,429,183		$415,419	$305,768	$3,339,692	$14,078
Affiliated issuers	—		—	—	—	244,864
Cash denominated in currencies other than U.S. dollars, at cost	—	*	—	—	—	—

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

120      American Funds Insurance Series

(dollars in thousands)

		Managed	Managed	Managed
Managed		Risk Blue	Risk	Risk
Risk		Chip Income	Growth-	Asset
International		and Growth	Income	Allocation
Fund		Fund	Fund	Fund

$7,200		$17,696	$10,196	$217,110
141,287		349,431	198,874	4,240,142
—		—	—	—
—		—	—	—

—		233	12	347
390		19	276	20,891
7		17	10	206
41		104	59	1,271
6		16	9	191
—		—	—	—
—		—	—	—
148,931		367,516	209,436	4,480,158

367		13	258	19,185
3		250	16	1,062
12		31	18	374
120		301	171	3,317
1		1	1	20
—		—	—	—
—		—	—	—
5		6	3	72
—	*	10	1	1,718
508		612	468	25,748
$148,423		$366,904	$208,968	$4,454,410

$134,213		$320,903	$188,490	$3,888,542
1,323		5,669	2,167	53,091
(6,110)		9,749	4,549	174,722
18,997		30,583	13,762	338,055
$148,423		$366,904	$208,968	$4,454,410

$7,200		$17,696	$10,196	$217,110
122,271		318,799	185,084	3,901,495
—		—	—	—

American Funds Insurance Series      121

Statements of assets and liabilities at December 31, 2017

			Global
		Global	Small			New
		Growth	Capitalization	Growth	International	World
		Fund	Fund	Fund	Fund	Fund
Shares of beneficial interest issued and outstanding
(no stated par value) — unlimited shares authorized

Class 1:	Net assets	$2,009,765	$1,639,002	$8,100,634	$5,013,606	$2,049,765
	Shares outstanding	65,876	64,573	104,059	230,943	81,020
	Net asset value per share	$30.51	$25.38	$77.85	$21.71	$25.30
Class 1A:	Net assets	$2,331	$194	$2,815	$1,637	$662
	Shares outstanding	77	8	36	76	26
	Net asset value per share	$30.46	$25.36	$77.74	$21.67	$25.25
Class 2:	Net assets	$4,012,273	$2,550,887	$15,716,541	$4,422,688	$1,055,043
	Shares outstanding	132,692	103,187	203,181	204,479	42,082
	Net asset value per share	$30.24	$24.72	$77.35	$21.63	$25.07
Class 3:	Net assets			$211,654	$31,264
	Shares outstanding			2,702	1,437
	Net asset value per share			$78.32	$21.75
Class 4:	Net assets	$210,707	$124,955	$953,814	$288,627	$427,243
	Shares outstanding	6,993	5,017	12,459	13,478	17,094
	Net asset value per share	$30.13	$24.91	$76.56	$21.42	$24.99

					U.S.
		High-			Government/	Managed
		Income			AAA-Rated	Risk
		Bond	Mortgage	Ultra-Short	Securities	Growth
		Fund	Fund	Bond Fund	Fund	Fund
Shares of beneficial interest issued and outstanding
(no stated par value) — unlimited shares authorized

Class 1:	Net assets	$631,391	$265,116	$37,092	$1,557,932
	Shares outstanding	61,972	25,328	3,286	128,979
	Net asset value per share	$10.19	$10.47	$11.29	$12.08
Class 1A:	Net assets	$398	$104	$10	$303
	Shares outstanding	39	10	1	25
	Net asset value per share	$10.18	$10.46	$11.29	$12.08
Class 2:	Net assets	$775,849	$62,581	$248,306	$1,472,985
	Shares outstanding	77,355	5,990	22,562	123,162
	Net asset value per share	$10.03	$10.45	$11.01	$11.96
Class 3:	Net assets	$12,095		$4,180	$10,219
	Shares outstanding	1,182		376	844
	Net asset value per share	$10.23		$11.12	$12.11
Class 4:	Net assets	$34,147	$12,369	$15,217	$61,876
	Shares outstanding	3,156	1,192	1,367	5,163
	Net asset value per share	$10.82	$10.38	$11.13	$11.98
Class P1:	Net assets					$1,672
	Shares outstanding					126
	Net asset value per share					$13.22
Class P2:	Net assets					$286,287
	Shares outstanding					21,794
	Net asset value per share					$13.14

* Amount less than one thousand.

See Notes to Financial Statements

122     American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

Blue Chip	Global		International
Income and	Growth	Growth-	Growth	Capital	Asset	Global		Global
Growth	and Income	Income	and Income	Income	Allocation	Balanced	Bond	Bond
Fund	Fund	Fund	Fund	Builder	Fund	Fund	Fund	Fund

$5,580,689	$485,159	$15,765,468	$1,120,622	$254,064	$16,556,359	$93,180	$6,434,289	$1,272,735
373,041	30,679	313,948	63,244	24,427	698,250	7,310	594,607	107,164
$14.96	$15.81	$50.22	$17.72	$10.40	$23.71	$12.75	$10.82	$11.88
$630	$132	$2,169	$2,151	$906	$4,226	$251	$1,072	$75
42	8	43	122	87	178	20	99	6
$14.94	$15.81	$50.15	$17.70	$10.39	$23.69	$12.74	$10.80	$11.87
$3,551,426	$1,537,698	$13,930,265	$275,757	$1,470	$5,479,790	$209,277	$3,965,674	$1,164,070
240,001	97,416	280,230	15,612	141	233,306	16,448	371,033	98,747
$14.80	$15.78	$49.71	$17.66	$10.40	$23.49	$12.72	$10.69	$11.79
		$167,461			$37,683
		3,330			1,588
		$50.29			$23.73
$247,104	$79,457	$826,999	$63,437	$338,017	$3,582,036	$51,191	$296,659	$30,698
16,735	5,094	16,773	3,609	32,558	153,077	4,055	27,773	2,624
$14.77	$15.60	$49.31	$17.58	$10.38	$23.40	$12.63	$10.68	$11.70

	Managed	Managed	Managed
Managed	Risk Blue	Risk	Risk
Risk	Chip Income	Growth-	Asset
International	and Growth	Income	Allocation
Fund	Fund	Fund	Fund

$138	$217	$2,485	$1,655,955
12	17	196	121,880
$11.25	$13.04	$12.66	$13.59
$148,285	$366,687	$206,483	$2,798,455
13,298	28,293	16,411	206,542
$11.15	$12.96	$12.58	$13.55

American Funds Insurance Series       123

Statements of operations for the year ended December 31, 2017

		Global
	Global	Small			New
	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$85,149	$48,804	$246,805	$150,915	$51,286
Interest	2,573	3,295	13,115	12,542	10,886
	87,722	52,099	259,920	163,457	62,172
Fees and expenses*:
Investment advisory services	30,510	28,827	77,148	43,433	23,033
Distribution services	9,963	6,320	39,735	10,764	3,328
Insurance administrative services	354	171	1,544	305	821
Transfer agent services	1	— †	3	1	— †
Administrative services	587	413	2,369	877	327
Reports to shareholders	284	191	1,195	426	157
Registration statement and prospectus	68	87	341	67	43
Trustees’ compensation	50	36	203	73	28
Auditing and legal	68	64	60	63	193
Custodian	888	596	531	1,552	1,271
Other	37	82	17	28	53
Total fees and expenses before waivers/reimbursements	42,810	36,787	123,146	57,589	29,254
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—	—	—
Miscellaneous fee reimbursements	—	—	—	—	—
Total waivers/reimbursements of fees and expenses	—	—	—	—	—
Total fees and expenses after waivers/reimbursements	42,810	36,787	123,146	57,589	29,254
Net investment income	44,912	15,312	136,774	105,868	32,918
Net realized gain (loss) and unrealized appreciation
(depreciation):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	434,542	215,857	2,561,326	449,195	239,723
Affiliated issuers*	—	(3,537)	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	241	(4,263)	—	(9,021)	(881)
Swap contracts	—	—	—	—	—
Currency transactions	(1,592)	(154)	(253)	(1,490)	(1,852)
	433,191	207,903	2,561,073	438,684	236,990
Net unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	1,102,369	714,910	3,159,720	1,848,284	568,118
Affiliated issuers	—	18,554	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	(344)	(2,489)	—	1,789	(333)
Swap contracts	—	—	—	—	—
Currency translations	491	111	77	463	(197)
	1,102,516	731,086	3,159,797	1,850,536	567,588
Net realized gain (loss) and unrealized appreciation
(depreciation)	1,535,707	938,989	5,720,870	2,289,220	804,578
Net increase in net assets resulting from operations	$1,580,619	$954,301	$5,857,644	$2,395,088	$837,496

See end of statements of operations for footnotes.

See Notes to Financial Statements

124       American Funds Insurance Series

(dollars in thousands)

Blue Chip	Global		International
Income and	Growth	Growth-	Growth	Capital	Asset	Global		Global
Growth	and Income	Income	and Income	Income	Allocation	Balanced	Bond	Bond
Fund	Fund	Fund	Fund	Builder	Fund	Fund	Fund	Fund

$237,559	$56,575	$539,680	$41,062	$16,366	$306,873	$4,463	$1	$86
3,900	4,539	22,816	3,660	2,435	210,080	2,617	279,063	69,977
241,459	61,114	562,496	44,722	18,801	516,953	7,080	279,064	70,063

35,032	12,085	74,641	8,016	2,505	63,395	1,958	39,232	12,626
9,060	3,813	35,480	779	748	21,595	552	10,290	2,929
440	79	1,515	123	747	8,084	65	360	42
1	— †	3	— †	— †	3	— †	1	— †
901	203	2,848	131	50	2,366	30	1,085	238
345	64	1,221	29	11	1,108	6	456	87
205	16	269	27	28	407	8	211	20
78	18	243	11	4	200	3	96	21
40	112	54	53	51	47	55	46	47
80	346	534	279	43	310	35	268	353
7	9	22	15	7	146	25	91	54
46,189	16,745	116,830	9,463	4,194	97,661	2,737	52,136	16,417

—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
46,189	16,745	116,830	9,463	4,194	97,661	2,737	52,136	16,417
195,270	44,369	445,666	35,259	14,607	419,292	4,343	226,928	53,646

686,740	151,815	2,103,780	6,272	9,027	1,240,250	9,394	17,539	(633)
—	—	—	—	—	—	—	—	—
—	—	—	—	—	376	—	17,742	349
—	(157)	—	(143)	(16)	—	(136)	(46,710)	(18,259)
—	—	—	—	—	3,089	—	627	(5,432)
(20)	(372)	(1,163)	(493)	(47)	(251)	18	292	(2,850)
686,720	151,286	2,102,617	5,636	8,964	1,243,464	9,276	(10,510)	(26,825)

550,418	281,665	3,222,476	242,530	35,686	1,919,245	38,441	191,050	128,539
—	—	—	—	—	(35,533)	—	—	—
—	—	—	—	—	(995)	—	(3,048)	(359)
—	(147)	—	105	5	—	(227)	5,615	6,025
—	—	—	—	—	(2,619)	—	(933)	(2,601)
43	120	170	133	18	133	25	357	583
550,461	281,638	3,222,646	242,768	35,709	1,880,231	38,239	193,041	132,187

1,237,181	432,924	5,325,263	248,404	44,673	3,123,695	47,515	182,531	105,362
$1,432,451	$477,293	$5,770,929	$283,663	$59,280	$3,542,987	$51,858	$409,459	$159,008

American Funds Insurance Series       125

Statements of operations for the year ended December 31, 2017

				U.S.
	High-			Government/	Managed
	Income			AAA-Rated	Risk
	Bond	Mortgage	Ultra-Short	Securities	Growth
	Fund	Fund	Bond Fund	Fund	Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$1,001	$—	$—	$—	$2,295
Interest	105,683	6,820	3,240	61,344	120
	106,684	6,820	3,240	61,344	2,415
Fees and expenses*:
Investment advisory services	7,701	1,436	1,017	10,190	371
Distribution services	2,084	180	704	3,883	616
Insurance administrative services	67	25	38	144	619
Transfer agent services	—	— †	— †	— †	— †
Administrative services	165	34	32	301	—
Accounting and administrative services	—	—	—	—	56
Reports to shareholders	58	6	10	97	4
Registration statement and prospectus	15	4	5	26	10
Trustees’ compensation	15	3	3	26	2
Auditing and legal	56	44	42	43	6
Custodian	27	43	1	67	12
Other	38	42	— †	64	4
Total fees and expenses before waivers/reimbursements	10,226	1,817	1,852	14,841	1,700
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—	—	124
Miscellaneous fee reimbursements	—	—	—	—	20
Total waivers/reimbursements of fees and expenses	—	—	—	—	144
Total fees and expenses after waivers/reimbursements	10,226	1,817	1,852	14,841	1,556
Net investment income	96,458	5,003	1,388	46,503	859
Net realized gain (loss) and unrealized appreciation
(depreciation):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	27,103	(460)	9	(2,118)	—
Affiliated issuers*	—	—	—	—	(2,470)
Futures contracts	—	587	—	(2,897)	—
Swap contracts	(2,615)	281	—	16,684	—
Currency transactions	(46)	—	—	—	—
Capital gain distributions received from affiliated issuers	—	—	—	—	21,738
	24,442	408	9	11,669	19,268
Net unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	(2,755)	1,326	(64)	12,612	—
Affiliated issuers	—	—	—	—	35,398
Futures contracts	—	(315)	—	(1,030)	(38)
Swap contracts	(1,068)	(1,442)	—	(18,456)	—
	(3,823)	(431)	(64)	(6,874)	35,360
Net realized gain (loss) and unrealized appreciation
(depreciation)	20,619	(23)	(55)	4,795	54,628
Net increase in net assets resulting from operations	$117,077	$4,980	$1,333	$51,298	$55,487

*	Additional information related to non-U.S. taxes, class-specific fees and expenses and affiliated transactions is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

126       American Funds Insurance Series

(dollars in thousands)

	Managed	Managed	Managed
Managed	Risk Blue	Risk	Risk
Risk	Chip Income	Growth-	Asset
International	and Growth	Income	Allocation
Fund	Fund	Fund	Fund

$2,012	$7,115	$3,114	$70,949
55	159	88	1,887
2,067	7,274	3,202	72,836

187	530	281	6,118
311	883	463	6,556
311	883	467	10,196
— †	— †	— †	— †
—	—	—	—
53	58	54	142
2	6	4	86
4	19	6	124
1	3	2	34
6	6	6	7
12	12	12	12
2	11	3	818
889	2,411	1,298	24,093

62	177	94	2,039
43	9	30	—
105	186	124	2,039
784	2,225	1,174	22,054
1,283	5,049	2,028	50,782

—	—	—	—
(586)	229	(2,961)	4,957
(506)	— †	— †	—
—	—	—	—
7	— †	—	—
1,333	12,606	11,244	172,372
248	12,835	8,283	177,329

—	—	—	—
28,742	30,925	24,088	329,625
(1)	(49)	(28)	(592)
—	—	—	—
28,741	30,876	24,060	329,033

28,989	43,711	32,343	506,362
$30,272	$48,760	$34,371	$557,144

American Funds Insurance Series       127

Statements of changes in net assets

			Global Small
	Global Growth Fund		Capitalization Fund		Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$44,912	$43,253	$15,312	$16,207	$136,774	$179,970
Net realized gain (loss)	433,191	182,760	207,903	(26,426)	2,561,073	2,252,045
Net unrealized appreciation (depreciation)	1,102,516	(192,438)	731,086	93,893	3,159,797	(489,479)
Net increase (decrease) in net assets resulting from
operations	1,580,619	33,575	954,301	83,674	5,857,644	1,942,536
Dividends and distributions paid to shareholders:
Dividends from net investment income	(42,742)	(51,522)	(21,019)	(13,487)	(136,164)	(177,667)
Distributions from net realized gain on investments	(174,096)	(443,911)	—	(724,863)	(2,251,429)	(1,900,853)
Total dividends and distributions paid to shareholders	(216,838)	(495,433)	(21,019)	(738,350)	(2,387,593)	(2,078,520)
Net capital share transactions	(335,425)	134,946	(495,098)	300,027	(34,343)	(111,950)
Total increase (decrease) in net assets	1,028,356	(326,912)	438,184	(354,649)	3,435,708	(247,934)
Net assets:
Beginning of year	5,206,720	5,533,632	3,876,854	4,231,503	21,549,750	21,797,684
End of year	$6,235,076	$5,206,720	$4,315,038	$3,876,854	$24,985,458	$21,549,750
Undistributed (distributions in excess of) net investment
income	$3,242	$(4,119)	$10,507	$14,387	$41,109	$41,075

	International Growth
	and Income Fund		Capital Income Builder		Asset Allocation Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$35,259	$30,357	$14,607	$10,171	$419,292	$356,748
Net realized gain (loss)	5,636	(11,768)	8,964	(5,074)	1,243,464	1,072,096
Net unrealized appreciation (depreciation)	242,768	(534)	35,709	5,120	1,880,231	360,724
Net increase (decrease) in net assets resulting from
operations	283,663	18,055	59,280	10,217	3,542,987	1,789,568
Dividends and distributions paid to shareholders:
Dividends from net investment income	(32,772)	(30,394)	(14,010)	(11,031)	(405,124)	(347,205)
Distributions from net realized gain on investments	—	(4,687)	—	—	(1,069,604)	(465,866)
Total dividends and distributions paid to shareholders	(32,772)	(35,081)	(14,010)	(11,031)	(1,474,728)	(813,071)
Net capital share transactions	109,624	125,599	137,152	175,844	2,543,934	1,700,837
Total increase (decrease) in net assets	360,515	108,573	182,422	175,030	4,612,193	2,677,334
Net assets:
Beginning of year	1,101,452	992,879	412,035	237,005	21,047,901	18,370,567
End of year	$1,461,967	$1,101,452	$594,457	$412,035	$25,660,094	$21,047,901
Undistributed (distributions in excess of) net investment
income	$4,347	$1,519	$261	$(948)	$92,516	$71,334

128       American Funds Insurance Series

(dollars in thousands)

				Blue Chip Income		Global Growth
International Fund		New World Fund		and Growth Fund		and Income Fund		Growth-Income Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2017	2016	2017	2016	2017	2016	2017	2016	2017	2016

$105,868	$107,613	$32,918	$30,850	$195,270	$173,682	$44,369	$37,944	$445,666	$406,211
438,684	174,210	236,990	(49,262)	686,720	340,410	151,286	63,152	2,102,617	1,870,618
1,850,536	486	567,588	165,410	550,461	803,943	281,638	36,088	3,222,646	478,434

2,395,088	282,309	837,496	146,998	1,432,451	1,318,035	477,293	137,184	5,770,929	2,755,263

(124,236)	(112,086)	(34,131)	(26,290)	(188,626)	(170,997)	(42,795)	(36,671)	(435,451)	(395,167)
(100,924)	(637,485)	—	—	(328,660)	(595,206)	(33,692)	—	(1,807,557)	(2,694,334)
(225,160)	(749,571)	(34,131)	(26,290)	(517,286)	(766,203)	(76,487)	(36,671)	(2,243,008)	(3,089,501)
133,019	439,487	(164,517)	79,376	(178,554)	1,193,132	(289,969)	114,314	1,071,251	2,214,035
2,302,947	(27,775)	638,848	200,084	736,611	1,744,964	110,837	214,827	4,599,172	1,879,797

7,454,875	7,482,650	2,893,865	2,693,781	8,643,238	6,898,274	1,991,609	1,776,782	26,093,190	24,213,393
$9,757,822	$7,454,875	$3,532,713	$2,893,865	$9,379,849	$8,643,238	$2,102,446	$1,991,609	$30,692,362	$26,093,190
$2,852	$29,116	$4,643	$(14,553)	$37,271	$30,648	$6,666	$6,361	$88,048	$79,383

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2017	2016	2017	2016	2017	2016	2017	2016	2017	2016

$4,343	$3,667	$226,928	$188,699	$53,646	$49,208	$96,458	$106,342	$5,003	$4,590
9,276	1,518	(10,510)	163,219	(26,825)	(11,548)	24,442	(82,614)	408	4,966
38,239	5,219	193,041	(52,479)	132,187	25,290	(3,823)	262,380	(431)	(1,322)

51,858	10,404	409,459	299,439	159,008	62,950	117,077	286,108	4,980	8,234

(3,252)	(3,285)	(220,546)	(197,417)	(11,164)	(15,576)	(98,414)	(106,140)	(5,571)	(6,310)
(10,070)	—	(157,395)	(35,948)	(14,449)	(4,207)	—	—	(2,214)	(3,532)
(13,322)	(3,285)	(377,941)	(233,365)	(25,613)	(19,783)	(98,414)	(106,140)	(7,785)	(9,842)
63,483	25,497	(223,341)	898,544	85,999	(40,534)	(346,424)	(193,559)	2,570	(117)
102,019	32,616	(191,823)	964,618	219,394	2,633	(327,761)	(13,591)	(235)	(1,725)

251,880	219,264	10,889,517	9,924,899	2,248,184	2,245,551	1,781,641	1,795,232	340,405	342,130
$353,899	$251,880	$10,697,694	$10,889,517	$2,467,578	$2,248,184	$1,453,880	$1,781,641	$340,170	$340,405
$(671)	$(1,060)	$35,376	$59,835	$2,784	$(5,646)	$13,377	$17,830	$1,052	$1,033

American Funds Insurance Series       129

Statements of changes in net assets

			U.S. Government/		Managed Risk
	Ultra-Short Bond Fund		AAA-Rated Securities Fund		Growth Fund
	Year ended December 31		Year ended December 31		Year ended December 31
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$1,388	$(452)	$46,503	$36,028	$859	$731
Net realized gain (loss)	9	—	11,669	9,371	19,268	(560)
Net unrealized appreciation (depreciation)	(64)	(3)	(6,874)	(5,718)	35,360	6,120
Net increase (decrease) in net assets resulting from
operations	1,333	(455)	51,298	39,681	55,487	6,291
Dividends and distributions paid to shareholders:
Dividends from net investment income	(906)	—	(43,993)	(46,049)	(734)	(330)
Distributions from net realized gain on investments	—	—	—	(60,973)	(4,142)	(15,012)
Total dividends and distributions paid to shareholders	(906)	—	(43,993)	(107,022)	(4,876)	(15,342)
Net capital share transactions	(46,638)	(11,965)	58,286	43,179	36,220	64,347
Total increase (decrease) in net assets	(46,211)	(12,420)	65,591	(24,162)	86,831	55,296
Net assets:
Beginning of year	351,016	363,436	3,037,724	3,061,886	201,128	145,832
End of year	$304,805	$351,016	$3,103,315	$3,037,724	$287,959	$201,128
Undistributed (distributions in excess of) net investment income	$462	$(20)	$9,726	$7,697	$1,399	$729

See Notes to Financial Statements

130       American Funds Insurance Series

(dollars in thousands)

Managed Risk		Managed Risk Blue Chip		Managed Risk		Managed Risk
International Fund		Income and Growth Fund		Growth-Income Fund		Asset Allocation Fund
Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
2017	2016	2017	2016	2017	2016	2017	2016

$1,283	$884	$5,049	$4,012	$2,028	$1,562	$50,782	$41,207
248	(4,433)	12,835	5,539	8,283	5,070	177,329	37,559
28,741	1,071	30,876	15,029	24,060	2,438	329,033	148,316

30,272	(2,478)	48,760	24,580	34,371	9,070	557,144	227,082

(900)	(843)	(5,161)	(3,375)	(1,867)	(1,707)	(31,722)	(44,188)
(1,403)	(2,185)	(5,568)	(5,923)	(7,726)	(8,465)	(38,742)	(93,578)
(2,303)	(3,028)	(10,729)	(9,298)	(9,593)	(10,172)	(70,464)	(137,766)
22,849	19,951	37,657	138,529	23,434	39,189	408,750	804,645
50,818	14,445	75,688	153,811	48,212	38,087	895,430	893,961

97,605	83,160	291,216	137,405	160,756	122,669	3,558,980	2,665,019
$148,423	$97,605	$366,904	$291,216	$208,968	$160,756	$4,454,410	$3,558,980

$1,323	$891	$5,669	$4,274	$2,167	$1,865	$53,091	$31,585

American Funds Insurance Series       131

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds (the “funds”). Twenty-three funds in the series are covered in this report. The other five funds in the series, American Funds Insurance Series - Portfolio Series, are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the series reserves the right to delay the implementation.

The investment objectives for each fund covered in this report are as follows:

Global Growth Fund — Seeks to provide long-term growth of capital.

Global Small Capitalization Fund — Seeks to provide long-term growth of capital.

Growth Fund — Seeks to provide growth of capital.

International Fund — Seeks to provide long-term growth of capital.

New World Fund — Seeks long-term capital appreciation.

Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund — Seeks to provide long-term growth of capital while providing current income.

Growth-Income Fund — Seeks to achieve long-term growth of capital and income.

International Growth and Income Fund — Seeks to provide long-term growth of capital while providing current income.

Capital Income Builder — Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. Secondarily, seeks to provide growth of capital.

Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term.

Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund — Seeks to provide as high a level of current income as is consistent with the preservation of capital.

Global Bond Fund — Seeks to provide, over the long term, a high level of total return consistent with prudent investment management.

High-Income Bond Fund — Seeks to provide a high level of current income and, secondarily, capital appreciation.

Mortgage Fund — Seeks to provide current income and preservation of capital.

132       American Funds Insurance Series

Ultra-Short Bond Fund — Seeks to provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund — Seeks to provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — Seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

American Funds Insurance Series       133

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

134       American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

American Funds Insurance Series       135

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2017 (dollars in thousands):

Global Growth Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Information technology	$1,081,264	$918,147		$—	$1,999,411
Consumer discretionary	694,629	438,256		—	1,132,885
Health care	382,457	363,432		—	745,889
Financials	218,654	432,229		—	650,883
Consumer staples	145,849	319,565		—	465,414
Industrials	130,560	254,066		—	384,626
Materials	79,260	60,639		—	139,899
Telecommunication services	—	69,545		—	69,545
Other	54,064	76,455		—	130,519
Miscellaneous	100,887	208,229		—	309,116
Bonds, notes & other debt instruments	—	1,998		—	1,998
Short-term securities	—	222,324		—	222,324
Total	$2,887,624	$3,364,885		$—	$6,252,509

	Other investments†
	Level 1	Level 2		Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$15		$—	$15

*	Securities with a value of $3,130,602,000, which represented 50.21% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$329,356	$551,760		$9,428	$890,544
Health care	603,611	110,760		—	714,371
Information technology	412,279	301,973		—	714,252
Industrials	151,501	294,339		—	445,840
Financials	214,438	190,470		—	404,908
Materials	104,305	71,999		—	176,304
Consumer staples	3,788	143,003		—	146,791
Energy	84,263	24,844		10,408	119,515
Real estate	41,034	69,305		—	110,339
Utilities	11,606	63,512		—	75,118
Telecommunication services	—	18,660		—	18,660
Miscellaneous	102,354	108,632		—	210,986
Rights & warrants	376	—		—	376
Convertible bonds	—	8,667		—	8,667
Bonds, notes & other debt instruments	—	4,110		—	4,110
Short-term securities	—	274,471		—	274,471
Total	$2,058,911	$2,236,505		$19,836	$4,315,252

136       American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$89	$—	$89
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(1,192)	—	(1,192)
Total	$—	$(1,103)	$—	$(1,103)

*	Securities with a value of $1,942,046,000, which represented 45.01% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Growth Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Information technology	$6,845,509	$915,367		$—	$7,760,876
Consumer discretionary	4,738,236	94,422		—	4,832,658
Health care	3,259,476	—		—	3,259,476
Financials	2,185,851	147,823		—	2,333,674
Energy	1,816,396	25,468		—	1,841,864
Industrials	1,358,459	295,546		—	1,654,005
Consumer staples	417,696	145,792		—	563,488
Other	574,854	—		—	574,854
Miscellaneous	617,094	15,368		—	632,462
Convertible stocks	—	—		9,173	9,173
Short-term securities	—	1,576,732		—	1,576,732
Total	$21,813,571	$3,216,518		$9,173	$25,039,262

*	Securities with a value of $1,614,318,000, which represented 6.46% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

International Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Financials	$41,115	$1,696,929		$—	$1,738,044
Information technology	234,815	942,033		—	1,176,848
Consumer discretionary	93,697	1,013,232		—	1,106,929
Health care	98,109	857,742		—	955,851
Industrials	32,143	862,182		—	894,325
Consumer staples	25,429	769,539		—	794,968
Materials	195,900	361,779		—	557,679
Utilities	—	515,357		—	515,357
Energy	143,691	315,986		—	459,677
Telecommunication services	—	244,269		—	244,269
Real estate	—	190,704		—	190,704
Miscellaneous	6,325	222,989		—	229,314
Rights & warrants	—	6,390		—	6,390
Bonds, notes & other debt instruments	—	71,438		—	71,438
Short-term securities	—	813,820		—	813,820
Total	$871,224	$8,884,389		$—	$9,755,613

See next page for footnote.

American Funds Insurance Series       137

	Other investments†
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(355)	$—	$(355)

*	Securities with a value of $7,669,394,000, which represented 78.60% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

New World Fund

	Investment securities
	Level 1	Level 2 *	Level 3	Total
Assets:
Common stocks:
Information technology	$456,159	$447,994	$—	$904,153
Financials	161,231	233,656	—	394,887
Consumer discretionary	147,598	171,119	—	318,717
Energy	44,789	259,731	—	304,520
Consumer staples	37,317	247,836	—	285,153
Materials	133,930	140,519	—	274,449
Industrials	53,846	165,765	—	219,611
Health care	77,782	79,033	—	156,815
Telecommunication services	4,339	83,524	—	87,863
Utilities	54,367	12,099	—	66,466
Real estate	38,038	—	27	38,065
Miscellaneous	47,500	117,331	—	164,831
Preferred securities	—	—	1,340	1,340
Rights & warrants	—	62,810	—	62,810
Bonds, notes & other debt instruments	—	97,099	—	97,099
Short-term securities	—	171,372	—	171,372
Total	$1,256,896	$2,289,888	$1,367	$3,548,151

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$ 69	$—	$ 69
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(392)	—	(392)
Total	$—	$(323)	$—	$(323)

*	Securities with a value of $1,899,212,000, which represented 53.76% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

138       American Funds Insurance Series

Blue Chip Income and Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$1,797,572	$—	$—	$1,797,572
Financials	1,260,539	—	—	1,260,539
Information technology	1,121,010	—	—	1,121,010
Industrials	1,065,467	—	—	1,065,467
Consumer staples	1,001,235	—	—	1,001,235
Telecommunication services	794,583	—	—	794,583
Energy	733,529	—	—	733,529
Consumer discretionary	520,449	—	—	520,449
Materials	259,727	—	—	259,727
Other	112,331	—	—	112,331
Miscellaneous	361,132	—	—	361,132
Short-term securities	—	349,194	—	349,194
Total	$9,027,574	$349,194	$—	$9,376,768

Global Growth and Income Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Information technology	$203,616	$295,474		$—	$499,090
Financials	120,856	106,026		—	226,882
Industrials	96,923	126,666		—	223,589
Consumer staples	46,060	138,984		—	185,044
Consumer discretionary	77,851	99,746		—	177,597
Health care	131,217	19,117		—	150,334
Energy	23,032	106,979		—	130,011
Materials	53,553	69,868		—	123,421
Real estate	61,482	11,605		—	73,087
Utilities	11,028	36,063		—	47,091
Telecommunication services	21,966	14,635		—	36,601
Miscellaneous	38,248	58,585		—	96,833
Convertible bonds	—	6,622		—	6,622
Bonds, notes & other debt instruments	—	41,995		—	41,995
Short-term securities	—	88,129		—	88,129
Total	$885,832	$1,220,494		$—	$2,106,326

*	Securities with a value of $1,083,748,000, which represented 51.55% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

American Funds Insurance Series       139

Growth-Income Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Information technology	$5,040,128	$155,981		$—	$5,196,109
Consumer discretionary	4,770,317	225,966		—	4,996,283
Health care	4,376,528	183,158		—	4,559,686
Financials	2,910,454	446,084		—	3,356,538
Industrials	2,578,432	332,460		—	2,910,892
Consumer staples	1,489,742	814,677		—	2,304,419
Energy	1,559,365	398,628		—	1,957,993
Materials	1,277,722	91,080		—	1,368,802
Telecommunication services	600,824	—		—	600,824
Real estate	535,421	—		—	535,421
Utilities	250,402	855		—	251,257
Mutual funds	55,129	—		—	55,129
Miscellaneous	480,393	309,384		—	789,777
Convertible stocks	6,192	5,450		—	11,642
Convertible bonds	—	107,354		—	107,354
Bonds, notes & other debt instruments	—	56,489		—	56,489
Short-term securities	—	1,651,258		—	1,651,258
Total	$25,931,049	$4,778,824		$—	$30,709,873

*	Securities with a value of $2,749,134,000, which represented 8.96% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

International Growth and Income Fund

	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Financials	$21,988	$313,223		$—	$335,211
Consumer staples	16,215	117,019		—	133,234
Industrials	—	122,482		—	122,482
Utilities	—	117,311		—	117,311
Information technology	25,969	88,895		—	114,864
Health care	12,545	100,340		—	112,885
Consumer discretionary	8,917	98,687		—	107,604
Real estate	—	89,077		—	89,077
Energy	4,763	76,029		—	80,792
Materials	10,678	62,774		—	73,452
Telecommunication services	—	43,293		—	43,293
Bonds, notes & other debt instruments	—	36,911		—	36,911
Short-term securities	—	93,397		—	93,397
Total	$101,075	$1,359,438		$—	$1,460,513

*	Securities with a value of $1,188,243,000, which represented 81.28% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

140       American Funds Insurance Series

Capital Income Builder
	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Energy	$52,870	$7,692		$—	$60,562
Financials	18,600	41,604		—	60,204
Consumer staples	19,698	32,724		—	52,422
Information technology	33,208	17,065		—	50,273
Consumer discretionary	16,007	21,266		—	37,273
Telecommunication services	5,072	30,191		—	35,263
Real estate	18,738	10,284		—	29,022
Utilities	5,189	21,210		—	26,399
Health care	14,691	8,660		—	23,351
Industrials	8,324	12,728		—	21,052
Materials	9,381	2,890		—	12,271
Miscellaneous	—	1,290		—	1,290
Convertible stocks	14,967	—		—	14,967
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	86,945		—	86,945
Mortgage-backed obligations	—	28,433		—	28,433
Corporate bonds & notes	—	21,514		—	21,514
Asset-backed obligations	—	3,981		—	3,981
Short-term securities	—	33,972		—	33,972
Total	$216,745	$382,449		$—	$599,194

*Securities with a value of $207,107,000, which represented 34.84% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

Asset Allocation Fund
	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Information technology	$4,377,468	$208,359		$2,985	$4,588,812
Health care	2,376,858	—		368	2,377,226
Financials	2,219,696	120,644		—	2,340,340
Consumer discretionary	1,734,901	—		—	1,734,901
Energy	1,436,851	1,999		—	1,438,850
Consumer staples	561,703	583,888		—	1,145,591
Materials	922,022	—		—	922,022
Industrials	863,216	2,948		16	866,180
Real estate	329,533	—		—	329,533
Telecommunication services	99,225	—		—	99,225
Miscellaneous	606,605	53,692		—	660,297
Convertible stocks	—	7,062		5,725	12,787
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	2,929,266		—	2,929,266
Corporate bonds & notes	—	2,277,205		13,081	2,290,286
Mortgage-backed obligations	—	1,357,892		—	1,357,892
Federal agency bonds & notes	—	51,094		—	51,094
Other	—	211,780		—	211,780
Short-term securities	—	2,803,299		—	2,803,299
Total	$15,528,078	$10,609,128		$22,175	$26,159,381

See next page for footnote.

American Funds Insurance Series       141

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$73	$—	$—	$73
Unrealized appreciation on interest rate swaps	—	658	—	658
Liabilities:
Unrealized depreciation on futures contracts	(826)	—	—	(826)
Unrealized depreciation on interest rate swaps	—	(6,906)	—	(6,906)
Total	$(753)	$(6,248)	$—	$(7,001)

*Securities with a value of $957,800,000, which represented 3.73% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†Futures contracts and interest rate swaps are not included in the investment portfolio.

Global Balanced Fund
	Investment securities
	Level 1	Level 2	*	Level 3	Total
Assets:
Common stocks:
Information technology	$16,700	$22,876		$—	$39,576
Industrials	11,393	18,011		—	29,404
Financials	15,563	12,877		—	28,440
Consumer staples	13,257	12,223		—	25,480
Health care	13,467	4,281		—	17,748
Materials	7,529	8,099		—	15,628
Energy	7,323	8,128		—	15,451
Consumer discretionary	7,808	7,463		—	15,271
Utilities	2,201	5,269		—	7,470
Real estate	1,921	4,203		—	6,124
Miscellaneous	6,241	10,961		—	17,202
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies
outside the U.S.	—	50,017		—	50,017
U.S. Treasury bonds & notes	—	33,942		—	33,942
Corporate bonds & notes	—	22,383		—	22,383
Mortgage-backed obligations	—	5,463		—	5,463
Asset-backed obligations	—	200		—	200
Short-term securities	—	26,448		—	26,448
Total	$103,403	$252,844		$—	$356,247

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$144	$—	$144
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(269)	—	(269)
Total	$—	$(125)	$—	$(125)

*Securities with a value of $112,907,000, which represented 31.90% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†Forward currency contracts are not included in the investment portfolio.

142       American Funds Insurance Series

Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$3,460,122	$3,034	$3,463,156
U.S. Treasury bonds & notes	—	2,907,009	—	2,907,009
Mortgage-backed obligations	—	2,764,932	—	2,764,932
Bonds & notes of governments & government agencies outside
the U.S.	—	681,980	—	681,980
Asset-backed obligations	—	297,847	—	297,847
Municipals	—	240,326	—	240,326
Federal agency bonds & notes	—	12,036	—	12,036
Common stocks	—	—	1,242	1,242
Rights & warrants	—	55	—	55
Short-term securities	—	2,366,794	—	2,366,794
Total	$—	$12,731,101	$4,276	$12,735,377

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$25	$—	$—	$25
Unrealized appreciation on open forward currency contracts	—	10,220	—	10,220
Unrealized appreciation on interest rate swaps	—	18,448	—	18,448
Liabilities:
Unrealized depreciation on futures contracts	(4,181)	—	—	(4,181)
Unrealized depreciation on open forward currency contracts	—	(2,678)	—	(2,678)
Unrealized depreciation on interest rate swaps	—	(10,736)	—	(10,736)
Unrealized depreciation on credit default swaps	—	(184)	—	(184)
Total	$(4,156)	$15,070	$—	$10,914

*Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

Global Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$355,443	$—	$355,443
Japanese yen	—	200,098	—	200,098
Polish zloty	—	97,169	—	97,169
Mexican pesos	—	96,500	—	96,500
Indian rupees	—	62,664	—	62,664
Malaysian ringgits	—	55,646	—	55,646
Norwegian kroner	—	39,988	—	39,988
Australian dollars	—	34,394	—	34,394
British pounds	—	32,755	—	32,755
Thai baht	—	28,589	—	28,589
Danish kroner	—	25,806	—	25,806
Chilean pesos	—	21,977	—	21,977
Israeli shekels	—	20,893	—	20,893
Canadian dollars	—	18,967	—	18,967
U.S. dollars	—	1,062,266	604	1,062,870
Other	—	59,260	—	59,260
Convertible stocks	—	237	973	1,210
Common stocks	32	207	457	696
Short-term securities	—	277,548	—	277,548
Total	$32	$2,490,407	$2,034	$2,492,473

American Funds Insurance Series       143

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$195	$—	$—	$195
Unrealized appreciation on open forward currency contracts	—	4,906	—	4,906
Unrealized appreciation on interest rate swaps	—	1,034	—	1,034
Liabilities:
Unrealized depreciation on futures contracts	(554)	—	—	(554)
Unrealized depreciation on open forward currency contracts	—	(4,246)	—	(4,246)
Unrealized depreciation on interest rate swaps	—	(2,513)	—	(2,513)
Total	$(359)	$(819)	$—	$(1,178)

*Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

High-Income Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,344,219	$12,774	$1,356,993
Other	—	13,338	—	13,338
Convertible bonds	—	5,860	—	5,860
Convertible stocks	2,727	4,900	5,553	13,180
Common stocks	2,744	2,698	5,414	10,856
Rights & warrants	—	36	—	36
Short-term securities	—	24,394	—	24,394
Total	$5,471	$1,395,445	$23,741	$1,424,657

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$512	$—	$512
Liabilities:
Unrealized depreciation on interest rate swaps	—	(90)	—	(90)
Unrealized depreciation on credit default swaps	—	(419)	—	(419)
Total	$—	$3	$—	$3

[1]Interest rate swaps and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2017 (dollars in thousands):

	Beginning	Transfers				Net				Transfers		Ending
	value at	into				realized		Unrealized		out of		value at
	1/1/2017	Level 3	[2]	Purchases	Sales	gain	[3]	appreciation	[3]	Level 3	[2]	12/31/2017
Investment securities	$22,631	$47		$859	$(340)	$5		$585		$(46)		$23,741

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2017												$585

[2]Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.

144       American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

					Impact to
					valuation from
	Value at	Valuation	Unobservable		an increase in
	12/31/2017	techniques	inputs	Range	input*
Bonds, notes & other debt instruments	$12,774	Yield analysis	Yield risk premium	75 - 700 bps	Decrease
Convertible stocks	5,553	Market comparable companies	EBITDA multiple	13.3x	Increase
		Market comparable companies	EBITDA multiple	5.3x - 10.6x	Increase
			DLOM	24% - 35%	Decrease
Common stocks	5,414	Inputs to market comparables and	Weight ascribed to market comparables	50%	N/A
		transaction price	Weight ascribed to transaction price	50%	N/A
	$23,741

*This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations
EBITDA = Earnings before income taxes, depreciation and amortization
DLOM = Discount for lack of marketability

Mortgage Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$215,884	$—	$215,884
U.S. Treasury bonds & notes	—	54,720	—	54,720
Federal agency bonds & notes	—	41,556	—	41,556
Asset-backed obligations	—	11,285	—	11,285
Corporate bonds & notes	—	—	187	187
Short-term securities	—	92,757	—	92,757
Total	$—	$416,202	$187	$416,389

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$21	$—	$—	$21
Unrealized appreciation on interest rate swaps	—	1,539	—	1,539
Liabilities:
Unrealized depreciation on futures contracts	(653)	—	—	(653)
Unrealized depreciation on interest rate swaps	—	(2,325)	—	(2,325)
Total	$(632)	$(786)	$—	$(1,418)

*Futures contracts and interest rate swaps are not included in the investment portfolio.

Ultra-Short Bond Fund
At December 31, 2017, all of the fund’s investment securities were classified as Level 2.

American Funds Insurance Series       145

U.S. Government/AAA-Rated Securities Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$1,568,352	$—	$1,568,352
Mortgage-backed obligations	—	786,503	—	786,503
Federal agency bonds & notes	—	525,580	—	525,580
Short-term securities	—	458,280	—	458,280
Total	$—	$3,338,715	$—	$3,338,715

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$743	$—	$—	$743
Unrealized appreciation on interest rate swaps	—	18,217	—	18,217
Liabilities:
Unrealized depreciation on futures contracts	(8,188)	—	—	(8,188)
Unrealized depreciation on interest rate swaps	—	(26,645)	—	(26,645)
Total	$(7,445)	$(8,428)	$—	$(15,873)

*Futures contracts and interest rate swaps are not included in the investment portfolio.

Managed Risk Growth Fund
At December 31, 2017, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund
At December 31, 2017, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund
At December 31, 2017, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund
At December 31, 2017, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund
At December 31, 2017, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

146       American Funds Insurance Series

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

American Funds Insurance Series       147

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult for a fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Currency — The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the

148       American Funds Insurance Series

repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current historically low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk — As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions, futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If a fund is unable to close out a position on a futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the futures position. The ability of a fund to successfully utilize futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the fund invests. If the

American Funds Insurance Series       149

investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, a fund could be exposed to the risk of loss.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by the Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities.

150       American Funds Insurance Series

Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

American Funds Insurance Series       151

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations.

The following table presents the average month-end notional amounts of futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

				Interest	Credit
				rate	default
	Futures	Forwards		swaps	swaps

Global Growth Fund	Not applicable	$5,216		Not applicable	Not applicable
Global Small Capitalization Fund	Not applicable	92,699		Not applicable	Not applicable
International Fund	Not applicable	75,210		Not applicable	Not applicable
New World Fund	Not applicable	16,057		Not applicable	Not applicable
Global Growth and Income Fund	Not applicable	4,243	*	Not applicable	Not applicable
International Growth and Income Fund	Not applicable	14,332	*	Not applicable	Not applicable
Capital Income Builder Fund	Not applicable	382	*	Not applicable	Not applicable
Asset Allocation Fund	$258,722	Not applicable		$2,104,283	Not applicable
Global Balanced Fund	Not applicable	20,573		Not applicable	Not applicable
Bond Fund	1,981,823	500,381		2,184,779	$65,000
Global Bond Fund	139,311	655,462		508,390	Not applicable
High-Income Bond Fund	Not applicable	Not applicable		30,592	74,354
Mortgage Fund	252,976	Not applicable		1,144,902	Not applicable
U.S. Government/AAA-Rated Securities Fund	2,770,411	Not applicable		12,472,783	Not applicable
Managed Risk Growth Fund	13,000	Not applicable		Not applicable	Not applicable
Managed Risk International Fund	6,600	Not applicable		Not applicable	Not applicable
Managed Risk Blue Chip Income and Growth Fund	16,700	Not applicable		Not applicable	Not applicable
Managed Risk Growth-Income Fund	9,500	Not applicable		Not applicable	Not applicable
Managed Risk Asset Allocation Fund	203,300	Not applicable		Not applicable	Not applicable

* No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

152       American Funds Insurance Series

The following tables present the financial statement impacts resulting from the funds’ use of futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2017 (dollars in thousands):

Global
			Global	Small
			Growth	Capitalization	International
			Fund	Fund	Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$—	$—	$—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	15	89	—
Forward currency	Currency	Receivables for closed forward currency contracts	—	44	—
Swap contracts	Interest	Net unrealized appreciation*	—	—	—
Swap contracts	Credit	Net unrealized appreciation*	—	—	—

			$15	$133	$—

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$—	$—	$—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	—	1,192	355
Forward currency	Currency	Payables for closed forward currency contracts	—	—	—
Swap contracts	Interest	Net unrealized depreciation*	—	—	—
Swap contracts	Credit	Net unrealized depreciation*	—	—	—
			$—	$1,192	$355

Net realized gain (loss)	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$—	$—	$—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
Forward currency	Currency	Net realized gain (loss) on forward currency contracts	241	(4,263)	(9,021)
Swap contracts	Interest	Net realized gain on swap contracts	—	—	—
Swap contracts	Credit	Net realized gain on swap contracts	—	—	—
			$241	$(4,263)	$(9,021)

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized appreciation on futures contracts	$—	$—	$—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
Forward currency	Currency	Net unrealized (depreciation) appreciation on forward currency contracts	(344)	(2,489)	1,789
Swap contracts	Interest	Net unrealized appreciation on swap contracts	—	—	—
Swap contracts	Credit	Net unrealized appreciation on swap contracts	—	—	—
			$(344)	$(2,489)	$1,789

See end of tables for footnotes.

American Funds Insurance Series       153

				Global	International
			New	Growth	Growth
			World	and Income	and Income
			Fund	Fund	Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$—	$—	$—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	69	—	—
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	—
Swap contracts	Interest	Net unrealized appreciation*	—	—	—
Swap contracts	Credit	Net unrealized appreciation*	—	—	—
			$69	$—	$—

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$—	$—	$—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	392	—	—
Forward currency	Currency	Payables for closed forward currency contracts	—	—	—
Swap contracts	Interest	Net unrealized depreciation*	—	—	—
Swap contracts	Credit	Net unrealized depreciation*	—	—	—
			$392	$—	$—

Net realized loss	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$—	$—	$—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
Forward currency	Currency	Net realized loss on forward currency contracts	(881)	(157)	(143)
Swap contracts	Interest	Net realized gain on swap contracts	—	—	—
Swap contracts	Credit	Net realized gain on swap contracts	—	—	—
			$(881)	$(157)	$(143)

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized appreciation on futures contracts	$—	$—	$—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
Forward currency	Currency	Net unrealized (depreciation) appreciation on forward currency contracts	(333)	(147)	105
Swap contracts	Interest	Net unrealized appreciation on swap contracts	—	—	—
Swap contracts	Credit	Net unrealized appreciation on swap contracts	—	—	—
			$(333)	$(147)	$105

154       American Funds Insurance Series

			Capital	Asset	Global
			Income	Allocation	Balanced
			Builder	Fund	Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$—	$73	$—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	—	—	144
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	11
Swap contracts	Interest	Net unrealized appreciation*	—	658	—
Swap contracts	Credit	Net unrealized appreciation*	—	—	—
			$—	$731	$155

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$—	$826	$—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	—	—	269
Forward currency	Currency	Payables for closed forward currency contracts	—	—	2
Swap contracts	Interest	Net unrealized depreciation*	—	6,906	—
Swap contracts	Credit	Net unrealized depreciation*	—	—	—
			$—	$7,732	$271

Net realized gain (loss)	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$—	$376	$—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
Forward currency	Currency	Net realized loss on forward currency contracts	(16)	—	(136)
Swap contracts	Interest	Net realized gain on swap contracts	—	3,089	—
Swap contracts	Credit	Net realized gain on swap contracts	—	—	—
			$(16)	$3,465	$(136)

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized depreciation on futures contracts	$—	$(995)	$—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
Forward currency	Currency	Net unrealized appreciation (depreciation) on forward currency contracts	5	—	(227)
Swap contracts	Interest	Net unrealized depreciation on swap contracts	—	(2,619)	—
Swap contracts	Credit	Net unrealized appreciation on swap contracts	—	—	—
			$5	$(3,614)	$(227)

See end of tables for footnotes.

American Funds Insurance Series       155

					High-
				Global	Income
			Bond	Bond	Bond
			Fund	Fund	Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$25	$195	$—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	10,220	4,906	—
Forward currency	Currency	Receivables for closed forward currency contracts	—	253	—
Swap contracts	Interest	Net unrealized appreciation*	18,448	1,034	512
Swap contracts	Credit	Net unrealized appreciation*	—	—	—
			$28,693	$6,388	$512

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$4,181	$554	$—
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	2,678	4,246	—
Forward currency	Currency	Payables for closed forward currency contracts	—	899	—
Swap contracts	Interest	Net unrealized depreciation*	10,736	2,513	90
Swap contracts	Credit	Net unrealized depreciation*	184	—	419
			$17,779	$8,212	$509

Net realized gain (loss)	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$17,742	$349	$—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized gain on futures contracts	—	—	—
Forward currency	Currency	Net realized loss on forward currency contracts	(46,710)	(18,259)	—
Swap contracts	Interest	Net realized gain (loss) on swap contracts	30,366	(5,432)	(349)
Swap contracts	Credit	Net realized loss on swap contracts	(29,739)	—	(2,266)
			$(28,341)	$(23,342)	$(2,615)

Net unrealized (depreciation) appreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized (depreciation) on futures contracts	$(3,048)	$(359)	$—
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
Forward currency	Currency	Net unrealized appreciation on forward currency contracts	5,615	6,025	—
Swap contracts	Interest	Net unrealized depreciation on swap contracts	(749)	(2,601)	(5)
Swap contracts	Credit	Net unrealized depreciation on swap contracts	(184)	—	(1,063)
			$1,634	$3,065	$(1,068)

156       American Funds Insurance Series

U.S.
				Government/	Managed
				AAA-Rated	Risk
			Mortgage	Securities	Growth
			Fund	Fund	Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$21	$743	$—
Futures contracts	Equity	Net unrealized appreciation*	—	—	—
Futures contracts	Currency	Net unrealized appreciation*	—	—	—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	—	—	—
Forward currency	Currency	Receivables for closed forward currency contracts	—	—	—
Swap contracts	Interest	Net unrealized appreciation*	1,539	18,217	—
Swap contracts	Credit	Net unrealized appreciation*	—	—	—
			$1,560	$18,960	$—

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$653	$8,188	$38
Futures contracts	Equity	Net unrealized depreciation*	—	—	—
Futures contracts	Currency	Net unrealized depreciation*	—	—	—
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	—	—	—
Forward currency	Currency	Payables for closed forward currency contracts	—	—	—
Swap contracts	Interest	Net unrealized depreciation*	2,325	26,645	—
Swap contracts	Credit	Net unrealized depreciation*	—	—	—
			$2,978	$34,833	$38

Net realized gain (loss)	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain (loss) on futures contracts	$587	$(2,897)	$—
Futures contracts	Equity	Net realized gain on futures contracts	—	—	—
Futures contracts	Currency	Net realized loss on futures contracts	—	—	—
Forward currency	Currency	Net realized gain on forward currency contracts	—	—	—
Swap contracts	Interest	Net realized gain on swap contracts	281	16,684	—
Swap contracts	Credit	Net realized gain on swap contracts	—	—	—
			$868	$13,787	$—

Net unrealized depreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized depreciation on futures contracts	$(315)	$(1,030)	$(38)
Futures contracts	Equity	Net unrealized depreciation on futures contracts	—	—	—
Futures contracts	Currency	Net unrealized appreciation on futures contracts	—	—	—
Forward currency	Currency	Net unrealized appreciation on forward currency contracts	—	—	—
Swap contracts	Interest	Net unrealized depreciation on swap contracts	(1,442)	(18,456)	—
Swap contracts	Credit	Net unrealized appreciation on swap contracts	—	—	—
			$(1,757)	$(19,486)	$(38)

See end of tables for footnotes.

American Funds Insurance Series       157

				Managed		Managed
			Managed	Risk Blue		Risk
			Risk	Chip Income		Growth-
			International	and Growth		Income
			Fund	Fund		Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$—	$—		$—
Futures contracts	Equity	Net unrealized appreciation*	—	—		—
Futures contracts	Currency	Net unrealized appreciation*	—	—		—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	—	—		—
Forward currency	Currency	Receivables for closed forward currency contracts	—	—		—
Swap contracts	Interest	Net unrealized appreciation*	—	—		—
Swap contracts	Credit	Net unrealized appreciation*	—	—		—
			$—	$—		$—

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$19	$49		$28
Futures contracts	Equity	Net unrealized depreciation*	—	—		—
Futures contracts	Currency	Net unrealized depreciation*	—	—		—
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	—	—		—
Forward currency	Currency	Payables for closed forward currency contracts	—	—		—
Swap contracts	Interest	Net unrealized depreciation*	—	—		—
Swap contracts	Credit	Net unrealized depreciation*	—	—		—
			$19	$49		$28

Net realized loss	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized loss on futures contracts	$(506)	$—	†	$—	†
Futures contracts	Equity	Net realized gain on futures contracts	—	—		—
Futures contracts	Currency	Net realized gain on futures contracts	—	—		—
Forward currency	Currency	Net realized gain on forward currency contracts	—	—		—
Swap contracts	Interest	Net realized gain on swap contracts	—	—		—
Swap contracts	Credit	Net realized gain on swap contracts	—	—		—
			$(506)	$—	†	$—	†

Net unrealized depreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized depreciation on futures contracts	$(1)	$(49)		$(28)
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—	—		—
Futures contracts	Currency	Net unrealized appreciation (depreciation) on futures contracts	—	—		—
Forward currency	Currency	Net unrealized appreciation on forward currency contracts	—	—		—
Swap contracts	Interest	Net unrealized appreciation on swap contracts	—	—		—
Swap contracts	Credit	Net unrealized appreciation on swap contracts	—	—		—
			$(1)	$(49)		$(28)

158       American Funds Insurance Series

Managed
Risk
Asset
Allocation
Fund

Assets	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized appreciation*	$—
Futures contracts	Equity	Net unrealized appreciation*	—
Futures contracts	Currency	Net unrealized appreciation*	—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	—
Forward currency	Currency	Receivables for closed forward currency contracts	—
Swap contracts	Interest	Net unrealized appreciation*	—
Swap contracts	Credit	Net unrealized appreciation*	—
$—

Liabilities	Risk type	Location on statements of assets and liabilities
Futures contracts	Interest	Net unrealized depreciation*	$592
Futures contracts	Equity	Net unrealized depreciation*	—
Futures contracts	Currency	Net unrealized depreciation*	—
Forward currency	Currency	Unrealized depreciation on open forward currency contracts	—
Forward currency	Currency	Payables for closed forward currency contracts	—
Swap contracts	Interest	Net unrealized depreciation*	—
Swap contracts	Credit	Net unrealized depreciation*	—
$592

Net realized
gain	Risk type	Location on statements of operations
Futures contracts	Interest	Net realized gain on futures contracts	$—
Futures contracts	Equity	Net realized gain on futures contracts	—
Futures contracts	Currency	Net realized loss on futures contracts	—
Forward currency	Currency	Net realized gain on forward currency contracts	—
Swap contracts	Interest	Net realized gain on swap contracts	—
Swap contracts	Credit	Net realized gain on swap contracts	—
$—

Net unrealized
depreciation	Risk type	Location on statements of operations
Futures contracts	Interest	Net unrealized depreciation on futures contracts	$(592)
Futures contracts	Equity	Net unrealized appreciation on futures contracts	—
Futures contracts	Currency	Net unrealized depreciation on futures contracts	—
Forward currency	Currency	Net unrealized appreciation on forward currency contracts	—
Swap contracts	Interest	Net unrealized appreciation on swap contracts	—
Swap contracts	Credit	Net unrealized appreciation on swap contracts	—
$(592)

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and/or credit default swaps as reported in the applicable table(s) following each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.
†	Amount less than one thousand.

American Funds Insurance Series       159

Collateral — Funds that invest in futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts participate in a collateral program. For futures contracts, interest rate swaps and credit default swaps, the program calls for the fund to pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counter-party) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting“). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2017, if close-out netting was exercised (dollars in thousands):

Global Growth Fund
		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral *	collateral	amount
Assets:
Bank of America, N.A.	$15	$—	$—	$—	$15

Global Small Capitalization Fund
		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral *	collateral	amount
Assets:
JPMorgan Chase	$89	$—	$—	$—	$89
UBS AG	44	—	—	—	44
Total	$133	$—	$—	$—	$133
Liabilities:
Citibank	$314	$—	$(152)	$—	$162
HSBC Bank	878	—	(521)	—	357
Total	$1,192	$—	$(673)	$—	$519

International Fund
Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash		Cash	Net
Counterparty	and liabilities	to offset	collateral	*	collateral	amount
Liabilities:
Bank of America, N.A.	$355	$—	$(228)		$—	$127

160       American Funds Insurance Series

New World Fund
		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash		Cash	Net
Counterparty	and liabilities	to offset	collateral	*	collateral	amount
Assets:
Bank of America, N.A.	$8	$(8)	$—		$—	$—
JPMorgan Chase	60	(55)	—		—	5
UBS AG	1	—	—		—	1
Total	$69	$(63)	$—		$—	$6
Liabilities:
Bank of America, N.A.	$57	$(8)	$—		$—	$49
Barclays Bank PLC	97	—	—		—	97
Citibank	59	—	—		—	59
Goldman Sachs	115	—	—		—	115
HSBC Bank	9	—	—		—	9
JPMorgan Chase	55	(55)	—		—	—
Total	$392	$(63)	$—		$—	$329

Global Balanced Fund
		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash		Cash	Net
Counterparty	and liabilities	to offset	collateral	*	collateral	amount
Assets:
Bank of America, N.A.	$30	$(30)	$—		$—	$—
Bank of New York Mellon	1	—	—		—	1
Barclays Bank PLC	7	(7)	—		—	—
Citibank	40	(40)	—		—	—
Goldman Sachs	15	(15)	—		—	—
HSBC Bank	2	(2)	—		—	—
JPMorgan Chase	46	(46)	—		—	—
UBS AG	14	(14)	—		—	—
Total	$155	$(154)	$—		$—	$1
Liabilities:
Bank of America, N.A.	$52	$(30)	$—		$—	$22
Barclays Bank PLC	59	(7)	—		—	52
Citibank	54	(40)	—		—	14
Goldman Sachs	15	(15)	—		—	—
HSBC Bank	10	(2)	—		—	8
JPMorgan Chase	52	(46)	—		—	6
UBS AG	29	(14)	—		—	15
Total	$271	$(154)	$—		$—	$117

See end of tables for footnote.

American Funds Insurance Series       161

Bond Fund
		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral *	collateral	amount
Assets:
Bank of America, N.A.	$3,012	$—	$(2,182)	$(830)	$—
Citibank	374	(374)	—	—	—
JPMorgan Chase	6,372	(1,426)	(4,946)	—	—
UBS AG	462	—	(382)	—	80
Total	$10,220	$(1,800)	$(7,510)	$(830)	$80
Liabilities:
Citibank	$1,131	$(374)	$(280)	$—	$477
HSBC Bank	121	—	—	—	121
JPMorgan Chase	1,426	(1,426)	—	—	—
Total	$2,678	$(1,800)	$(280)	$—	$598

Global Bond Fund
		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral *	collateral	amount
Assets:
Bank of America, N.A.	$321	$(321)	$—	$—	$—
Barclays Bank PLC	335	(219)	—	—	116
Citibank	2,208	(1,250)	—	(958)	—
Goldman Sachs	275	(275)	—	—	—
HSBC Bank	143	(143)	—	—	—
JPMorgan Chase	1,212	(1,130)	—	—	82
UBS AG	665	(665)	—	—	—
Total	$5,159	$(4,003)	$—	$(958)	$198
Liabilities:
Bank of America, N.A.	$789	$(321)	$(468)	$—	$—
Barclays Bank PLC	219	(219)	—	—	—
Citibank	1,250	(1,250)	—	—	—
Goldman Sachs	569	(275)	(260)	—	34
HSBC Bank	408	(143)	(250)	—	15
JPMorgan Chase	1,130	(1,130)	—	—	—
UBS AG	780	(665)	(115)	—	—
Total	$5,145	$(4,003)	$(1,093)	$—	$49

* Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and each intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2017, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

162       American Funds Insurance Series

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Additional tax basis disclosures for each fund as of December 31, 2017, were as follows (dollars in thousands):

		Global				Blue Chip
	Global	Small			New	Income and
	Growth	Capitalization	Growth	International	World	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$31,444	$44,103	$112,122	$158,459	$8,129	$233,361
Undistributed long-term capital gain	402,492	147,040	2,434,009	324,550	93,323	502,967
Capital loss carryforward utilized	—	55,253	—	—	123,342	—
Gross unrealized appreciation on
investments	2,228,168	1,203,855	9,792,218	2,530,645	890,201	2,526,460
Gross unrealized depreciation on
investments	(44,698)	(195,609)	(457,553)	(338,548)	(52,274)	(211,893)
Net unrealized appreciation (depreciation)
on investments	2,183,470	1,008,246	9,334,665	2,192,097	837,927	2,314,567
Cost of investments	4,069,054	3,305,903	15,704,597	7,563,161	2,709,901	7,062,201
Reclassification to (from) undistributed/
distributions in excess of net investment
income from (to) undistributed net realized
gain/accumulated net realized loss	5,191	1,827	(576)	(7,896)	20,408	(21)
Reclassification to (from) undistributed/
distributions in excess of net investment
income from (to) capital paid in on shares
of beneficial interest	—	—	—	—	1	—

American Funds Insurance Series       163

	Global		International
	Growth	Growth-	Growth	Capital	Asset	Global
	and Income	Income	and Income	Income	Allocation	Balanced
	Fund	Fund	Fund	Builder	Fund	Fund
Undistributed ordinary income	$30,483	$199,924	$4,856	$2,111	$180,609	$—
Late year ordinary loss deferral*	—	—	—	—	—	(316)
Undistributed long-term capital gain	127,553	2,005,758	—	1,388	1,027,497	—
Post-October capital loss deferral*	—	—	—	—	—	(158)
Capital loss carryforward†	—	—	(4,708)	—	—	—
Capital loss carryforward utilized	—	—	7,616	6,972	—	—
Gross unrealized appreciation on
investments	537,511	9,497,980	226,556	44,448	5,969,515	63,652
Gross unrealized depreciation on
investments	(24,059)	(759,857)	(34,284)	(14,396)	(591,767)	(4,747)
Net unrealized appreciation (depreciation)
on investments	513,452	8,738,123	192,272	30,052	5,377,748	58,905
Cost of investments	1,592,874	21,971,750	1,268,241	569,142	20,774,632	297,217
Reclassification to (from) undistributed/
distributions in excess of net investment
income from (to) undistributed net realized
gain/accumulated net realized loss	(1,269)	(1,550)	341	611	7,014	(702)
Reclassification to (from) undistributed/
distributions in excess of net investment
income from (to) capital paid in on shares
of beneficial interest	—	—	—	1	—	—

						U.S.
			High-			Government/
		Global	Income		Ultra-Short	AAA-Rated
	Bond	Bond	Bond	Mortgage	Bond	Securities
	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$43,324	$5,555	$14,711	$1,055	$481	$9,342
Undistributed long-term capital gain	14,531	6,778	—	—	—	—
Capital loss carryforward†	—	—	(146,596)	(490)	—	(1,300)
Capital loss carryforward utilized	—	—	23,967	—	—	4,995
Capital loss carryforward expired	—	—	45,026	—	—	—
Gross unrealized appreciation on
investments	162,798	81,621	32,856	4,807	4	47,238
Gross unrealized depreciation on
investments	(107,507)	(47,515)	(54,535)	(4,665)	(45)	(58,565)
Net unrealized appreciation (depreciation)
on investments	55,291	34,106	(21,679)	142	(41)	(11,327)
Cost of investments	12,692,366	2,457,189	1,454,834	414,829	305,768	3,334,169
Reclassification to (from) undistributed/
distributions in excess of net investment
income from (to) undistributed net realized
gain/accumulated net realized loss	(30,841)	(34,052)	(2,497)	585	—	(481)
Reclassification to (from) undistributed/
distributions in excess of net investment
income from (to) capital paid in on shares
of beneficial interest	—	—	—	2	—	—
Reclassification to (from) capital paid in on
shares of beneficial interest from (to)
accumulated net realized loss/distribution
in excess of net realized gain	—	—	(45,026)	—	9	—

164       American Funds Insurance Series

			Managed	Managed	Managed
	Managed	Managed	Risk Blue	Risk	Risk
	Risk	Risk	Chip Income	Growth-	Asset
	Growth	International	and Growth	Income	Allocation
	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$1,399	$1,323	$5,669	$2,167	$53,091
Undistributed long-term capital gain	20,518	732	12,104	9,926	174,185
Gross unrealized appreciation on
investments	29,694	19,293	31,349	14,187	339,240
Gross unrealized depreciation on
investments	(9,040)	(7,137)	(3,121)	(5,803)	(648)
Net unrealized appreciation (depreciation)
on investments	20,654	12,156	28,228	8,384	338,592
Cost of investments	267,404	136,312	338,850	200,658	4,118,068
Reclassification to (from) undistributed/
distributions in excess of net investment
income from (to) undistributed net realized
gain/accumulated net realized loss	545	49	1,507	141	2,446

*	These deferrals are considered incurred in the subsequent year.
†

Capital loss carryforwards will be used to offset any capital gains realized by the funds in future years. Funds with capital loss carryforwards will not make distributions from capital gains while a capital loss carryforwards remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund
	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$16,830	$55,298	$72,128	$24,109	$126,735	$150,844
Class 1A*	15	16	31
Class 2	24,835	114,893	139,728	44,725	291,772	336,497
Class 4	1,062	3,889	4,951	945	7,147	8,092
Total	$42,742	$174,096	$216,838	$69,779	$425,654	$495,433

Global Small Capitalization Fund
	Year ended December 31, 2017			Year ended December 31, 2016
						Total
			Total			dividends and
	Ordinary	Long-term	dividends	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$10,151	$—	$10,151	$11,807	$273,687	$285,494
Class 1A*	1	—	1
Class 2	10,597	—	10,597	12,193	433,806	445,999
Class 4	270	—	270	142	6,715	6,857
Total	$21,019	$—	$21,019	$24,142	$714,208	$738,350

See end of tables for footnotes.

American Funds Insurance Series       165

Growth Fund
	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$75,247	$713,987	$789,234	$68,458	$603,135	$671,593
Class 1A*	15	63	78
Class 2	110,909	1,409,266	1,520,175	105,243	1,244,603	1,349,846
Class 3	1,601	18,484	20,085	1,482	16,336	17,818
Class 4	4,893	53,128	58,021	2,484	36,779	39,263
Total	$192,665	$2,194,928	$2,387,593	$177,667	$1,900,853	$2,078,520

International Fund
	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$70,384	$49,783	$120,167	$59,237	$296,124	$355,361
Class 1A*	17	3	20
Class 2	53,513	46,642	100,155	51,666	334,251	385,917
Class 3	396	331	727	389	2,445	2,834
Class 4	3,025	1,066	4,091	794	4,665	5,459
Total	$127,335	$97,825	$225,160	$112,086	$637,485	$749,571

New World Fund
	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
	Ordinary	Long-term	dividends	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$21,960	$—	$21,960	$17,725	$—	$17,725
Class 1A*	6	—	6
Class 2	9,149	—	9,149	7,100	—	7,100
Class 4	3,016	—	3,016	1,465	—	1,465
Total	$34,131	$—	$34,131	$26,290	$—	$26,290

Blue Chip Income and Growth Fund
	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$140,306	$170,748	$311,054	$137,434	$292,079	$429,513
Class 1A*	12	5	17
Class 2	82,680	113,013	195,693	92,301	236,696	328,997
Class 4	4,917	5,605	10,522	2,759	4,934	7,693
Total	$227,915	$289,371	$517,286	$232,494	$533,709	$766,203

166        American Funds Insurance Series

Global Growth and Income Fund
	Year ended December 31, 2017				Year ended December 31, 2016
				Total
				dividends and			Total
	Ordinary	Long-term		distributions	Ordinary	Long-term	dividends
Share class	income	capital gains		paid	income	capital gains	paid
Class 1	$10,516	$7,109		$17,625	$11,131	$—	$11,131
Class 1A*	2	—	*	2
Class 2	30,799	26,178		56,977	25,283	—	25,283
Class 4	1,478	405		1,883	257	—	257
Total	$42,795	$33,692		$76,487	$36,671	$—	$36,671

Growth-Income Fund

	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$250,221	$884,958	$1,135,179	$263,296	$1,172,060	$1,435,356
Class 1A*	24	16	40
Class 2	195,450	853,292	1,048,742	250,881	1,329,722	1,580,603
Class 3	2,421	10,140	12,561	3,141	16,262	19,403
Class 4	9,973	36,513	46,486	8,305	45,834	54,139
Total	$458,089	$1,784,919	$2,243,008	$525,623	$2,563,878	$3,089,501

International Growth and Income Fund
	Year ended December 31, 2017			Year ended December 31, 2016
						Total
			Total			dividends and
	Ordinary	Long-term	dividends	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$25,860	$—	$25,860	$23,268	$3,458	$26,726
Class 1A*	14	—	14
Class 2	5,714	—	5,714	6,231	1,080	7,311
Class 4	1,184	—	1,184	895	149	1,044
Total	$32,772	$—	$32,772	$30,394	$4,687	$35,081

Capital Income Builder
	Year ended December 31, 2017			Year ended December 31, 2016
						Total
			Total			dividends and
	Ordinary	Long-term	dividends	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$6,303	$—	$6,303	$4,372	$—	$4,372
Class 1A*	8	—	8
Class 2	23	—	23	2	—	2
Class 4	7,676	—	7,676	6,657	—	6,657
Total	$14,010	$—	$14,010	$11,031	$—	$11,031

See end of tables for footnotes.

American Funds Insurance Series       167

Asset Allocation Fund
	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$287,347	$666,425	$953,772	$229,739	$280,306	$510,045
Class 1A*	50	70	120
Class 2	84,847	241,077	325,924	81,019	120,303	201,322
Class 3	601	1,646	2,247	580	860	1,440
Class 4	47,458	145,207	192,665	38,591	61,673	100,264
Total	$420,303	$1,054,425	$1,474,728	$349,929	$463,142	$813,071

Global Balanced Fund
	Year ended December 31, 2017			Year ended December 31, 2016
			Total
			dividends and			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$1,298	$2,309	$3,607	$939	$—	$939
Class 1A*	3	5	8
Class 2	2,516	5,414	7,930	2,225	—	2,225
Class 4	582	1,195	1,777	121	—	121
Total	$4,399	$8,923	$13,322	$3,285	$—	$3,285

Bond Fund
	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$211,473	$25,594	$237,067	$138,255	$11,305	$149,560
Class 1A*	19	1	20
Class 2	119,175	15,280	134,455	74,576	7,465	82,041
Class 4	5,958	441	6,399	1,614	150	1,764
Total	$336,625	$41,316	$377,941	$214,445	$18,920	$233,365

Global Bond Fund
	Year ended December 31, 2017						Year ended December 31, 2016
					Total				Total
					dividends and				dividends and
	Ordinary		Long-term		distributions		Ordinary	Long-term	distributions
Share class	income		capital gains		paid		income	capital gains	paid
Class 1	$14,181		$103		$14,284		$10,101	$872	$10,973
Class 1A*	—	†	—	†	—	†
Class 2	11,033		99		11,132		7,811	923	8,734
Class 4	196		1		197		68	8	76
Total	$25,410		$203		$25,613		$17,980	$1,803	$19,783

168      American Funds Insurance Series

High-Income Bond Fund
	Year ended December 31, 2017			Year ended December 31, 2016
						Total
			Total			dividends and
	Ordinary	Long-term	dividends	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$43,976	$—	$43,976	$57,104	$—	$57,104
Class 1A*	12	—	12
Class 2	51,640	—	51,640	47,007	—	47,007
Class 3	805	—	805	746	—	746
Class 4	1,981	—	1,981	1,283	—	1,283
Total	$98,414	$—	$98,414	$106,140	$—	$106,140

Mortgage Fund
	Year ended December 31, 2017				Year ended December 31, 2016
				Total			Total
				dividends and			dividends and
	Ordinary	Long-term		distributions	Ordinary	Long-term	distributions
Share class	income	capital gains		paid	income	capital gains	paid
Class 1	$5,106	$1,186		$6,292	$7,780	$152	$7,932
Class 1A*	2	—	†	2
Class 2	1,025	262		1,287	1,648	35	1,683
Class 4	165	39		204	222	5	227
Total	$6,298	$1,487		$7,785	$9,650	$192	$9,842

Ultra-Short Bond Fund
	Year ended December 31, 2017					Year ended December 31, 2016
				Total				Total
	Ordinary		Long-term	dividends		Ordinary	Long-term	dividends
Share class	income		capital gains	paid		income	capital gains	paid
Class 1	$184		$—	$184		$—	$—	$—
Class 1A*	—	†	—	—	†
Class 2	697		—	697		—	—	—
Class 3	15		—	15		—	—	—
Class 4	10		—	10		—	—	—
Total	$906		$—	$906		$—	$—	$—

U.S. Government/AAA-Rated Securities Fund
	Year ended December 31, 2017			Year ended December 31, 2016
						Total
			Total			dividends and
	Ordinary	Long-term	dividends	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$23,690	$—	$23,690	$44,429	$7,982	$52,411
Class 1A*	1	—	1
Class 2	19,498	—	19,498	43,530	8,728	52,258
Class 3	141	—	141	307	60	367
Class 4	663	—	663	1,615	371	1,986
Total	$43,993	$—	$43,993	$89,881	$17,141	$107,022

See end of tables for footnotes.

American Funds Insurance Series       169

Managed Risk Growth Fund
	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$7	$22	$29	$3	$57	$60
Class P2	727	4,120	4,847	327	14,955	15,282
Total	$734	$4,142	$4,876	$330	$15,012	$15,342

Managed Risk International Fund
	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$1	$1	$2	$2	$4	$6
Class P2	899	1,402	2,301	841	2,181	3,022
Total	$900	$1,403	$2,303	$843	$2,185	$3,028

Managed Risk Blue Chip Income and Growth Fund
	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$4	$3	$7	$5	$8	$13
Class P2	5,157	5,565	10,722	3,370	5,915	9,285
Total	$5,161	$5,568	$10,729	$3,375	$5,923	$9,298

Managed Risk Growth-Income Fund
	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$19	$73	$92	$15	$64	$79
Class P2	1,848	7,653	9,501	1,692	8,401	10,093
Total	$1,867	$7,726	$9,593	$1,707	$8,465	$10,172

Managed Risk Asset Allocation Fund
	Year ended December 31, 2017			Year ended December 31, 2016
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$11,453	$13,811	$25,264	$16,330	$29,417	$45,747
Class P2	20,269	24,931	45,200	27,858	64,161	92,019
Total	$31,722	$38,742	$70,464	$44,188	$93,578	$137,766

*	Class 1A shares began investment operations on January 6, 2017.
†	Amount less than one thousand.

170        American Funds Insurance Series

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — On December 4, 2017, the series’ board of trustees approved amended agreements effective February 1, 2018, decreasing the annual rate to 0.580% on average daily net assets in excess of $4 billion for New World Fund, decreasing the annual rate to 0.350% on average daily net assets in excess of $10.5 billion for Blue Chip Income and Growth Fund, and decreasing the annual rate to 0.320% on average daily net assets in excess of $13 billion for Bond Fund. CRMC is waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the year ended December 31, 2017, total investment advisory services fees waived by CRMC were $2,496,000.

The range of rates, net asset levels and the current annualized rates of average net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

					For the	For the
			Net asset level		year ended	year ended
	Rates		(in billions)		December 31,	December 31,
	Beginning	Ending	In excess		2017,	2017,
Fund	with	with	Up to	of	before waiver	after waiver
Global Growth Fund	.690%	.460%	$.6	$5.0	.520%	.520%
Global Small Capitalization Fund	.800	.635	.6	5.0	.697	.697
Growth Fund	.500	.280	.6	34.0	.326	.326
International Fund	.690	.430	.5	21.0	.495	.495
New World Fund	.850	.620	.5	2.5	.704	.704
Blue Chip Income and Growth Fund	.500	.360	.6	6.5	.389	.389
Global Growth and Income Fund	.690	.480	.6	3.0	.594	.594
Growth-Income Fund	.500	.219	.6	34.0	.262	.262
International Growth and Income Fund	.690	.530	.5	1.0	.614	.614
Capital Income Builder Fund	.500		all		.500	.500
Asset Allocation Fund	.500	.240	.6	21.0	.268	.268
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.330	.6	8.0	.362	.362
Global Bond Fund	.570	.450	1.0	3.0	.529	.529
High-Income Bond Fund	.500	.420	.6	2.0	.467	.467
Mortgage Fund	.420	.290	.6	3.0	.420	.420
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.338	.338
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

American Funds Insurance Series       171

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC to provide administrative services to all of the funds’ share classes. The services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, each share class of each fund, except the managed risk funds, pays an annual fee of 0.01% based on its respective average daily net assets to compensate CRMC for providing administrative services. For the managed risk funds, CRMC receives administrative services fees of 0.01% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Miscellaneous fee reimbursements — CRMC is currently reimbursing a portion of miscellaneous fees and expenses for Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund and Managed Risk Growth-Income Fund. Miscellaneous expenses exclude investment advisory services and distribution services fees. For the year ended December 31, 2017, total expenses reimbursed by CRMC were $102,000.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$188
Class 1A*	$—	$2	—	†
Class 2	9,611	Not applicable	385
Class 4	352	352	14
Total class-specific
expenses	$9,963	$354	$587
Global Small Capitalization Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$160
Class 1A*	$—	$—	†	—	†
Class 2	6,149	Not applicable		246
Class 4	171	171		7
Total class-specific
expenses	$6,320	$171		$413

172       American Funds Insurance Series

Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$774
Class 1A*	$—	$2	—	†
Class 2	37,831	Not applicable	1,513
Class 3	362	Not applicable	20
Class 4	1,542	1,542	62
Total class-specific
expenses	$39,735	$1,544	$2,369
Global Growth and Income Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$51
Class 1A*	$—	$—	†	—	†
Class 2	3,734	Not applicable		149
Class 4	79	79		3
Total class-specific
expenses	$3,813	$79		$203

International Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$446
Class 1A*	$—	$1	—	†
Class 2	10,407	Not applicable	416
Class 3	53	Not applicable	3
Class 4	304	304	12
Total class-specific
expenses	$10,764	$305	$877
Growth-Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,424
Class 1A*	$—	$2	—	†
Class 2	33,675	Not applicable	1,347
Class 3	292	Not applicable	16
Class 4	1,513	1,513	61
Total class-specific
expenses	$35,480	$1,515	$2,848

New World Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$194
Class 1A*	$—	$1	—	†
Class 2	2,507	Not applicable	100
Class 4	821	820	33
Total class-specific
expenses	$3,328	$821	$327
International Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$100
Class 1A*	$—	$1	—	†
Class 2	656	Not applicable	26
Class 4	123	122	5
Total class-specific
expenses	$779	$123	$131

Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$538
Class 1A*	$—	$—	†	—	†
Class 2	8,620	Not applicable		345
Class 4	440	440		18
Total class-specific
expenses	$9,060	$440		$901
Capital Income Builder

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$20
Class 1A*	$—	$1	—	†
Class 2	2	Not applicable	—	†
Class 4	746	746	30
Total class-specific
expenses	$748	$747	$50

See end of tables for footnotes.

American Funds Insurance Series       173

Asset Allocation Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,501
Class 1A*	$—	$4	—	†
Class 2	13,450	Not applicable	538
Class 3	66	Not applicable	4
Class 4	8,079	8,080	323
Total class-specific
expenses	$21,595	$8,084	$2,366
High-Income Bond Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$81
Class 1A*	$—	$—	†	—	†
Class 2	1,994	Not applicable		80
Class 3	23	Not applicable		1
Class 4	67	67		3
Total class-specific
expenses	$2,084	$67		$165

Global Balanced Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$8
Class 1A*	$—	$—	—	†
Class 2	487	Not applicable	19
Class 4	65	65	3
Total class-specific
expenses	$552	$65	$30
Mortgage Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$27
Class 1A*	$—	$—	†	—	†
Class 2	156	Not applicable		6
Class 4	24	25		1
Total class-specific
expenses	$180	$25		$34

Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$673
Class 1A*	$—	$1	—	†
Class 2	9,931	Not applicable	397
Class 4	359	359	15
Total class-specific
expenses	$10,290	$360	$1,085
Ultra-Short Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$4
Class 1A*	$—	$—	—
Class 2	659	Not applicable	26
Class 3	7	Not applicable	—	†
Class 4	38	38	2
Total class-specific
expenses	$704	$38	$32

Global Bond Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$121
Class 1A*	$—	$—	†	—	†
Class 2	2,887	Not applicable		115
Class 4	42	42		2
Total class-specific
expenses	$2,929	$42		$238
U.S. Government/AAA-Rated Securities Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$145
Class 1A*	$—	$—	†	—	†
Class 2	3,721	Not applicable		149
Class 3	19	Not applicable		1
Class 4	143	144		6
Total class-specific
expenses	$3,883	$144		$301

174       American Funds Insurance Series

Managed Risk Growth Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$3
Class P2	$616	616
Total class-specific
expenses	$616	$619
Managed Risk Growth-Income Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$5
Class P2	$463	463
Total class-specific
expenses	$463	$468

Managed Risk International Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$—	†
Class P2	$311	311
Total class-specific
expenses	$311	$311
Managed Risk Asset Allocation Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$3,640
Class P2	$6,556	6,556
Total class-specific
expenses	$6,556	$10,196

Managed Risk Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$ —	†
Class P2	$883	883
Total class-specific
expenses	$883	$883

*	Class 1A shares began investment operations on January 6, 2017.
†	Amount less than one thousand.

American Funds Insurance Series       175

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

		Increase in value of		Total trustees’
	Current fees	deferred amounts		compensation
Global Growth Fund	$36	$14		$50
Global Small Capitalization Fund	26	10		36
Growth Fund	146	57		203
International Fund	52	21		73
New World Fund	20	8		28
Blue Chip Income and Growth Fund	56	22		78
Global Growth and Income Fund	13	5		18
Growth-Income Fund	175	68		243
International Growth and Income Fund	8	3		11
Capital Income Builder	3	1		4
Asset Allocation Fund	144	56		200
Global Balanced Fund	2	1		3
Bond Fund	70	26		96
Global Bond Fund	15	6		21
High-Income Bond Fund	11	4		15
Mortgage Fund	2	1		3
Ultra-Short Bond Fund	2	1		3
U.S. Government/AAA-Rated Securities Fund	19	7		26
Managed Risk Growth Fund	1	1		2
Managed Risk International Fund	1	—	*	1
Managed Risk Blue Chip Income and Growth Fund	2	1		3
Managed Risk Growth-Income Fund	2	—	*	2
Managed Risk Asset Allocation Fund	24	10		34

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

The following table presents purchase and sales transactions between each fund and related funds as of December 31, 2017 (dollars in thousands):

	Purchases	Sales
Global Small Capitalization Fund	$15,273	$109,018
Blue Chip Income and Growth Fund	80,277	170,978

8. Committed line of credit

Global Small Capitalization Fund, New World Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $1 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2017.

176       American Funds Insurance Series

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

			Reinvestments of				Net (decrease)
	Sales[1]		dividends and distributions		Repurchases[1]		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$202,598	7,210	$72,128	2,554	$(331,323)	(11,655)	$(56,597)	(1,891)
Class 1A2	2,333	80	31	1	(125)	(4)	2,239	77
Class 2	55,435	2,042	139,728	5,015	(563,057)	(20,391)	(367,894)	(13,334)
Class 4	92,931	3,271	4,951	178	(11,055)	(400)	86,827	3,049
Total net increase (decrease)	$353,297	12,603	$216,838	7,748	$(905,560)	(32,450)	$(335,425)	(12,099)

Year ended December 31, 2016
Class 1	$214,321	8,771	$150,842	6,520	$(225,629)	(9,136)	$139,534	6,155
Class 2	98,924	4,087	336,499	14,694	(451,495)	(18,489)	(16,072)	292
Class 4	31,776	1,313	8,092	354	(28,384)	(1,172)	11,484	495
Total net increase (decrease)	$345,021	14,171	$495,433	21,568	$(705,508)	(28,797)	$134,946	6,942

Global Small Capitalization Fund
			Reinvestments of					Net (decrease)
	Sales[1]		dividends and distributions			Repurchases[1]		increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$128,448	5,651	$10,108	429		$(396,272)	(17,174)	$(257,716)	(11,094)
Class 1A2	169	8	1	—	[3]	— [3]	— [3]	170	8
Class 2	27,876	1,267	10,597	472		(343,593)	(15,314)	(305,120)	(13,575)
Class 4	73,197	3,126	270	12		(5,899)	(258)	67,568	2,880
Total net increase (decrease)	$229,690	10,052	$20,976	913		$(745,764)	(32,746)	$(495,098)	(21,781)

Year ended December 31, 2016
Class 1	$161,105	7,595	$285,447	14,932		$(368,707)	(16,753)	$77,845	5,774
Class 2	54,521	2,619	445,999	23,986		(293,447)	(14,137)	207,073	12,468
Class 4	16,563	792	6,857	365		(8,311)	(402)	15,109	755

Total net increase (decrease)	$232,189	11,006	$738,303	39,283		$(670,465)	(31,292)	$300,027	18,997

See end of tables for footnotes.

American Funds Insurance Series       177

Growth Fund

			Reinvestments of				Net increase
	Sales[1]		dividends and distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$505,734	6,906	$786,807	11,094	$(1,258,545)	(16,930)	$33,996	1,070
Class 1A2	2,708	36	78	1	(94)	(1)	2,692	36
Class 2	206,092	2,819	1,520,175	21,621	(2,205,078)	(30,135)	(478,811)	(5,695)
Class 3	468	6	20,085	282	(21,851)	(295)	(1,298)	(7)
Class 4	407,312	5,509	58,020	832	(56,254)	(776)	409,078	5,565
Total net increase (decrease)	$1,122,314	15,276	$2,385,165	33,830	$(3,541,822)	(48,137)	$(34,343)	969

Year ended December 31, 2016
Class 1	$458,166	7,079	$669,418	10,693	$(964,251)	(14,691)	$163,333	3,081
Class 2	177,712	2,745	1,349,846	21,732	(1,859,064)	(28,538)	(331,506)	(4,061)
Class 3	1,102	18	17,818	284	(27,723)	(425)	(8,803)	(123)
Class 4	75,062	1,167	39,264	638	(49,300)	(768)	65,026	1,037
Total net increase (decrease)	$712,042	11,009	$2,076,346	33,347	$(2,900,338)	(44,422)	$(111,950)	(66)

International Fund

			Reinvestments of				Net increase
	Sales[1]		dividends and distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$760,186	38,348	$119,937	5,881	$(613,463)	(30,471)	$266,660	13,758
Class 1A2	1,638	80	20	1	(119)	(5)	1,539	76
Class 2	174,876	8,941	100,155	4,954	(605,647)	(30,845)	(330,616)	(16,950)
Class 3	274	13	726	36	(3,886)	(197)	(2,886)	(148)
Class 4	209,217	10,089	4,092	200	(14,987)	(752)	198,322	9,537
Total net increase (decrease)	$1,146,191	57,471	$224,930	11,072	$(1,238,102)	(62,270)	$133,019	6,273

Year ended December 31, 2016
Class 1	$502,624	29,474	$355,240	22,171	$(416,969)	(24,055)	$440,895	27,590
Class 2	190,542	11,247	385,917	24,231	(598,017)	(34,790)	(21,558)	688
Class 3	122	7	2,834	177	(5,902)	(343)	(2,946)	(159)
Class 4	25,077	1,477	5,458	345	(7,439)	(436)	23,096	1,386
Total net increase (decrease)	$718,365	42,205	$749,449	46,924	$(1,028,327)	(59,624)	$439,487	29,505

New World Fund

			Reinvestments of					Net (decrease)
	Sales[1]		dividends			Repurchases[1]		increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$280,518	12,105	$21,909	893		$(475,480)	(20,394)	$(173,053)	(7,396)
Class 1A2	629	27	6	—	[3]	(13)	(1)	622	26
Class 2	143,361	6,559	9,149	376		(254,737)	(11,445)	(102,227)	(4,510)
Class 4	127,556	5,560	3,016	124		(20,431)	(895)	110,141	4,789
Total net increase (decrease)	$552,064	24,251	$34,080	1,393		$(750,661)	(32,735)	$(164,517)	(7,091)

Year ended December 31, 2016
Class 1	$343,390	17,604	$17,686	901		$(250,303)	(12,858)	$110,773	5,647
Class 2	51,238	2,661	7,100	365		(149,682)	(7,790)	(91,344)	(4,764)
Class 4	71,177	3,754	1,465	75		(12,695)	(670)	59,947	3,159
Total net increase (decrease)	$465,805	24,019	$26,251	1,341		$(412,680)	(21,318)	$79,376	4,042

178       American Funds Insurance Series

Blue Chip Income and Growth Fund

			Reinvestments of				Net (decrease)
	Sales[1]		dividends and distributions		Repurchases[1]		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$458,480	32,688	$309,238	21,989	$(834,928)	(58,499)	$(67,210)	(3,822)
Class 1A2	593	42	17	1	(15)	(1)	595	42
Class 2	34,639	2,502	195,693	14,095	(439,009)	(31,376)	(208,677)	(14,779)
Class 4	129,429	9,259	10,522	756	(43,213)	(3,132)	96,738	6,883
Total net increase (decrease)	$623,141	44,491	$515,470	36,841	$(1,317,165)	(93,008)	$(178,554)	(11,676)

Year ended December 31, 2016
Class 1	$986,168	74,990	$426,031	33,628	$(260,962)	(20,029)	$1,151,237	88,589
Class 2	42,572	3,274	328,996	26,334	(424,524)	(32,897)	(52,956)	(3,289)
Class 4	105,759	8,137	7,693	611	(18,601)	(1,441)	94,851	7,307
Total net increase (decrease)	$1,134,499	86,401	$762,720	60,573	$(704,087)	(54,367)	$1,193,132	92,607

Global Growth and Income Fund

			Reinvestments of					Net (decrease)
	Sales[1]		dividends and distributions			Repurchases[1]		increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$133,943	8,899	$16,607	1,095		$(345,498)	(23,190)	$(194,948)	(13,196)
Class 1A2	125	8	3	—	[3]	(3)	— [3]	125	8
Class 2	25,134	1,709	56,976	3,780		(236,596)	(16,119)	(154,486)	(10,630)
Class 4	63,660	4,175	1,883	123		(6,203)	(417)	59,340	3,881
Total net increase (decrease)	$222,862	14,791	$75,469	4,998		$(588,300)	(39,726)	$(289,969)	(19,937)

Year ended December 31, 2016
Class 1	$292,208	23,201	$10,481	808		$(49,576)	(3,887)	$253,113	20,122
Class 2	25,520	2,043	25,283	1,955		(199,986)	(15,865)	(149,183)	(11,867)
Class 4	12,357	989	257	20		(2,230)	(180)	10,384	829
Total net increase (decrease)	$330,085	26,233	$36,021	2,783		$(251,792)	(19,932)	$114,314	9,084

Growth-Income Fund

			Reinvestments of				Net increase
	Sales[1]		dividends and distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$1,521,886	32,100	$1,132,034	24,392	$(1,241,004)	(26,012)	$1,412,916	30,480
Class 1A2	2,070	43	40	1	(24)	(1)	2,086	43
Class 2	120,223	2,558	1,048,742	22,899	(1,761,342)	(37,375)	(592,377)	(11,918)
Class 3	473	10	12,561	271	(21,746)	(457)	(8,712)	(176)
Class 4	267,835	5,641	46,486	1,020	(56,983)	(1,217)	257,338	5,444
Total net increase (decrease)	$1,912,487	40,352	$2,239,863	48,583	$(3,081,099)	(65,062)	$1,071,251	23,873

Year ended December 31, 2016
Class 1	$1,364,357	31,261	$1,429,866	34,358	$(830,642)	(18,888)	$1,963,581	46,731
Class 2	142,903	3,288	1,580,603	38,422	(1,561,195)	(35,880)	162,311	5,830
Class 3	1,293	30	19,402	467	(23,792)	(543)	(3,097)	(46)
Class 4	72,892	1,695	54,139	1,325	(35,791)	(829)	91,240	2,191
Total net increase (decrease)	$1,581,445	36,274	$3,084,010	74,572	$(2,451,420)	(56,140)	$2,214,035	54,706

See end of tables for footnotes.

American Funds Insurance Series     179

International Growth and Income Fund

			Reinvestments of				Net increase
	Sales[1]		dividends and distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$186,307	11,140	$25,860	1,487	$(101,536)	(6,072)	$110,631	6,555
Class 1A2	2,100	121	14	1	(1)	— [3]	2,113	122
Class 2	8,391	510	5,714	329	(34,542)	(2,118)	(20,437)	(1,279)
Class 4	19,465	1,164	1,184	69	(3,332)	(202)	17,317	1,031
Total net increase (decrease)	$216,263	12,935	$32,772	1,886	$(139,411)	(8,392)	$109,624	6,429

Year ended December 31, 2016
Class 1	$105,994	7,226	$26,726	1,853	$(5,982)	(396)	$126,738	8,683
Class 2	17,101	1,182	7,312	508	(30,910)	(2,088)	(6,497)	(398)
Class 4	8,076	551	1,044	73	(3,762)	(258)	5,358	366
Total net increase (decrease)	$131,171	8,959	$35,082	2,434	$(40,654)	(2,742)	$125,599	8,651

Capital Income Builder

			Reinvestments of
	Sales[1]		dividends		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$84,130	8,355	$6,303	622	$(9,923)	(984)	$80,510	7,993
Class 1A2	1,245	122	8	1	(365)	(36)	888	87
Class 2	1,371	136	23	2	(122)	(12)	1,272	126
Class 4	66,028	6,590	7,676	760	(19,222)	(1,922)	54,482	5,428
Total net increase (decrease)	$152,774	15,203	$14,010	1,385	$(29,632)	(2,954)	$137,152	13,634

Year ended December 31, 2016
Class 1	$95,122	9,946	$4,372	458	$(23,129)	(2,439)	$76,365	7,965
Class 2	144	15	2	—	(2)	—	144	15
Class 4	113,152	11,813	6,657	699	(20,474)	(2,162)	99,335	10,350
Total net increase (decrease)	$208,418	21,774	$11,031	1,157	$(43,605)	(4,601)	$175,844	18,330

Asset Allocation Fund

			Reinvestments of				Net increase
	Sales[1]		dividends and distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$1,929,702	84,102	$953,771	41,982	$(641,572)	(27,828)	$2,241,901	98,256
Class 1A2	4,261	184	121	5	(253)	(11)	4,129	178
Class 2	109,962	4,876	325,924	14,513	(579,020)	(25,433)	(143,134)	(6,044)
Class 3	1,400	61	2,246	99	(4,469)	(195)	(823)	(35)
Class 4	408,549	18,017	192,666	8,617	(159,354)	(7,104)	441,861	19,530
Total net increase (decrease)	$2,453,874	107,240	$1,474,728	65,216	$(1,384,668)	(60,571)	$2,543,934	111,885

Year ended December 31, 2016
Class 1	$1,419,998	67,404	$510,045	24,119	$(436,287)	(20,771)	$1,493,756	70,752
Class 2	190,550	9,074	201,323	9,626	(504,479)	(24,294)	(112,606)	(5,594)
Class 3	672	32	1,439	68	(4,926)	(233)	(2,815)	(133)
Class 4	385,933	18,332	100,264	4,812	(163,695)	(7,917)	322,502	15,227
Total net increase (decrease)	$1,997,153	94,842	$813,071	38,625	$(1,109,387)	(53,215)	$1,700,837	80,252

180       American Funds Insurance Series

Global Balanced Fund

			Reinvestments of
	Sales[1]		dividends and distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$22,241	1,783	$3,607	285	$(6,039)	(501)	$19,809	1,567
Class 1A2	244	19	9	1	— [3]	— [3]	253	20
Class 2	16,382	1,346	7,928	628	(20,169)	(1,671)	4,141	303
Class 4	39,763	3,218	1,778	142	(2,261)	(182)	39,280	3,178
Total net increase (decrease)	$78,630	6,366	$13,322	1,056	$(28,469)	(2,354)	$63,483	5,068

Year ended December 31, 2016
Class 1	$20,046	1,826	$939	85	$(6,690)	(590)	$14,295	1,321
Class 2	22,939	2,066	2,226	201	(22,938)	(2,086)	2,227	181
Class 4	9,506	864	121	11	(652)	(59)	8,975	816
Total net increase (decrease)	$52,491	4,756	$3,286	297	$(30,280)	(2,735)	$25,497	2,318

Bond Fund
			Reinvestments of				Net (decrease)
	Sales[1]		dividends and distributions		Repurchases[1]		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$967,669	88,718	$235,240	21,678	$(1,624,503)	(147,887)	$(421,594)	(37,491)
Class 1A2	1,338	122	21	2	(272)	(25)	1,087	99
Class 2	138,965	12,898	134,455	12,545	(273,010)	(25,301)	410	142
Class 4	212,848	19,725	6,398	597	(22,490)	(2,080)	196,756	18,242
Total net increase (decrease)	$1,320,820	121,463	$376,114	34,822	$(1,920,275)	(175,293)	$(223,341)	(19,008)

Year ended December 31, 2016
Class 1	$1,345,167	121,199	$148,075	13,631	$(420,052)	(38,234)	$1,073,190	96,596
Class 2	144,585	13,214	82,041	7,631	(444,145)	(40,888)	(217,519)	(20,043)
Class 4	57,784	5,273	1,763	164	(16,674)	(1,523)	42,873	3,914
Total net increase (decrease)	$1,547,536	139,686	$231,879	21,426	$(880,871)	(80,645)	$898,544	80,467

Global Bond Fund

			Reinvestments of						Net increase
	Sales[1]		dividends and distributions				Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$177,200	15,155	$14,284		1,210		$(100,697)	(8,588)	$90,787	7,777
Class 1A2	74	6	—	[3]	—	[3]	— [3]	— [3]	74	6
Class 2	45,841	3,978	11,132		952		(79,734)	(6,868)	(22,761)	(1,938)
Class 4	20,651	1,777	197		17		(2,949)	(255)	17,899	1,539
Total net increase (decrease)	$243,766	20,916	$25,613		2,179		$(183,380)	(15,711)	$85,999	7,384

Year ended December 31, 2016
Class 1	$213,129	18,309	$10,956		974		$(159,412)	(13,652)	$64,673	5,631
Class 2	36,347	3,158	8,734		780		(156,676)	(13,741)	(111,595)	(9,803)
Class 4	10,946	954	76		7		(4,634)	(404)	6,388	557
Total net increase (decrease)	$260,422	22,421	$19,766		1,761		$(320,722)	(27,797)	$(40,534)	(3,615)

See end of tables for footnotes.

American Funds Insurance Series       181

High-Income Bond Fund
			Reinvestments of				Net (decrease)
	Sales[1]		dividends		Repurchases[1]		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$43,584	4,162	$43,816	4,273	$(422,269)	(39,685)	$(334,869)	(31,250)
Class 1A2	400	39	12	1	(7)	(1)	405	39
Class 2	15,931	1,540	51,640	5,121	(92,969)	(8,946)	(25,398)	(2,285)
Class 3	397	38	805	78	(1,921)	(181)	(719)	(65)
Class 4	84,996	7,657	1,981	182	(72,820)	(6,577)	14,157	1,262
Total net increase (decrease)	$145,308	13,436	$98,254	9,655	$(589,986)	(55,390)	$(346,424)	(32,299)

Year ended December 31, 2016
Class 1	$69,042	6,945	$56,592	5,626	$(291,328)	(30,021)	$(165,694)	(17,450)
Class 2	22,831	2,394	47,007	4,738	(116,168)	(11,943)	(46,330)	(4,811)
Class 3	2,650	279	746	74	(3,553)	(365)	(157)	(12)
Class 4	90,979	8,413	1,283	120	(73,640)	(6,754)	18,622	1,779
Total net increase (decrease)	$185,502	18,031	$105,628	10,558	$(484,689)	(49,083)	$(193,559)	(20,494)

Mortgage Fund
			Reinvestments of					Net (decrease)
	Sales[1]		dividends and distributions			Repurchases[1]		increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$52,151	4,904	$5,982	566		$(59,926)	(5,621)	$(1,793)	(151)
Class 1A2	109	10	2	—	[3]	(6)	— [3]	105	10
Class 2	7,132	672	1,287	122		(8,011)	(755)	408	39
Class 4	8,522	808	204	20		(4,876)	(462)	3,850	366
Total net increase (decrease)	$67,914	6,394	$7,475	708		$(72,819)	(6,838)	$2,570	264

Year ended December 31, 2016
Class 1	$28,827	2,669	$7,933	749		$(38,385)	(3,569)	$(1,625)	(151)
Class 2	18,388	1,714	1,683	159		(15,825)	(1,473)	4,246	400
Class 4	14,879	1,395	227	22		(17,844)	(1,676)	(2,738)	(259)
Total net increase (decrease)	$62,094	5,778	$9,843	930		$(72,054)	(6,718)	$(117)	(10)

Ultra-Short Bond Fund
			Reinvestments of						Net (decrease)
	Sales[1]		dividends				Repurchases[1]		increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2017
Class 1	$14,832	1,312	$184		16		$(15,478)	(1,371)	$(462)	(43)
Class 1A2	10	1	—	[3]	—	[3]	—	—	10	1
Class 2	62,145	5,646	697		63		(111,628)	(10,146)	(48,786)	(4,437)
Class 3	1,448	130	15		2		(1,233)	(111)	230	21
Class 4	16,767	1,507	10		1		(14,407)	(1,294)	2,370	214
Total net increase (decrease)	$95,202	8,596	$906		82		$(142,746)	(12,922)	$(46,638)	(4,244)

Year ended December 31, 2016
Class 1	$15,562	1,382	$—		—		$(17,527)	(1,556)	$(1,965)	(174)
Class 2	128,178	11,656	—		—		(133,142)	(12,108)	(4,964)	(452)
Class 3	2,647	238	—		—		(4,768)	(429)	(2,121)	(191)
Class 4	18,372	1,649	—		—		(21,287)	(1,911)	(2,915)	(262)
Total net increase (decrease)	$164,759	14,925	$—		—		$(176,724)	(16,004)	$(11,965)	(1,079)

182      American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

			Reinvestments of					Net increase
	Sales[1]		dividends and distributions			Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2017
Class 1	$291,253	23,702	$23,401	1,927		$(226,514)	(18,425)	$88,140	7,204
Class 1A2	1,016	83	2	—	[3]	(714)	(58)	304	25
Class 2	49,410	4,091	19,498	1,621		(103,407)	(8,550)	(34,499)	(2,838)
Class 3	1,050	86	141	12		(1,501)	(123)	(310)	(25)
Class 4	27,872	2,299	663	55		(23,884)	(1,976)	4,651	378
Total net increase (decrease)	$370,601	30,261	$43,705	3,615		$(356,020)	(29,132)	$58,286	4,744

Year ended December 31, 2016
Class 1	$111,564	8,949	$52,411	4,280		$(89,943)	(7,217)	$74,032	6,012
Class 2	65,544	5,287	52,257	4,303		(160,525)	(13,019)	(42,724)	(3,429)
Class 3	1,568	125	368	30		(2,199)	(176)	(263)	(21)
Class 4	58,794	4,745	1,986	163		(48,646)	(3,930)	12,134	978
Total net increase (decrease)	$237,470	19,106	$107,022	8,776		$(301,313)	(24,342)	$43,179	3,540

Managed Risk Growth Fund

			Reinvestments of
	Sales[1]		dividends and distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2017
Class P1	$836	70	$29	2	$(230)	(19)	$635	53
Class P2	46,748	3,893	4,847	408	(16,010)	(1,330)	35,585	2,971
Total net increase (decrease)	$47,584	3,963	$4,876	410	$(16,240)	(1,349)	$36,220	3,024

Year ended December 31, 2016
Class P1	$492	46	$60	6	$(168)	(16)	$384	36
Class P2	63,452	5,983	15,282	1,507	(14,771)	(1,388)	63,963	6,102
Total net increase (decrease)	$63,944	6,029	$15,342	1,513	$(14,939)	(1,404)	$64,347	6,138

Managed Risk International Fund

			Reinvestments of					Net (decrease)
	Sales[1]		dividends and distributions			Repurchases[1]		increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended December 31, 2017
Class P1	$130	14	$2	—	[3]	$(166)	(17)	$(34)	(3)
Class P2	30,462	3,002	2,301	230		(9,880)	(967)	22,883	2,265
Total net increase (decrease)	$30,592	3,016	$2,303	230		$(10,046)	(984)	$22,849	2,262

Year ended December 31, 2016
Class P1	$41	4	$6	1		$(53)	(6)	$(6)	(1)
Class P2	25,545	2,830	3,022	346		(8,610)	(948)	19,957	2,228
Total net increase (decrease)	$25,586	2,834	$3,028	347		$(8,663)	(954)	$19,951	2,227

See end of tables for footnotes.

American Funds Insurance Series       183

Managed Risk Blue Chip Income and Growth Fund

			Reinvestments of				Net (decrease)
	Sales[1]		dividends and distributions		Repurchases[1]		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2017
Class P1	$59	5	$7	1	$(136)	(11)	$(70)	(5)
Class P2	83,072	6,949	10,722	898	(56,067)	(4,624)	37,727	3,223
Total net increase (decrease)	$83,131	6,954	$10,729	899	$(56,203)	(4,635)	$37,657	3,218

Year ended December 31, 2016
Class P1	$60	6	$13	1	$(20)	(2)	$53	5
Class P2	139,800	12,424	9,285	848	(10,609)	(952)	138,476	12,320
Total net increase (decrease)	$139,860	12,430	$9,298	849	$(10,629)	(954)	$138,529	12,325

Managed Risk Growth-Income Fund

			Reinvestments of
	Sales[1]		dividends and distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2017
Class P1	$1,093	92	$92	8	$(154)	(13)	$1,031	87
Class P2	27,997	2,382	9,501	835	(15,095)	(1,278)	22,403	1,939
Total net increase (decrease)	$29,090	2,474	$9,593	843	$(15,249)	(1,291)	$23,434	2,026

Year ended December 31, 2016
Class P1	$746	68	$79	7	$(343)	(31)	$482	44
Class P2	41,955	3,864	10,093	964	(13,341)	(1,227)	38,707	3,601
Total net increase (decrease)	$42,701	3,932	$10,172	971	$(13,684)	(1,258)	$39,189	3,645

Managed Risk Asset Allocation Fund

			Reinvestments of
	Sales[1]		dividends and distributions		Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2017
Class P1	$264,545	20,631	$25,264	1,986	$(25,397)	(1,973)	$264,412	20,644
Class P2	253,137	19,936	45,200	3,559	(153,999)	(11,957)	144,338	11,538
Total net increase (decrease)	$517,682	40,567	$70,464	5,545	$(179,396)	(13,930)	$408,750	32,182

Year ended December 31, 2016
Class P1	$443,537	37,855	$45,747	3,957	$(14,583)	(1,270)	$474,701	40,542
Class P2	369,887	31,502	92,019	7,990	(131,962)	(11,243)	329,944	28,249
Total net increase (decrease)	$813,424	69,357	$137,766	11,947	$(146,545)	(12,513)	$804,645	68,791

[1]	Includes exchanges between share classes of the fund.
[2]	Class 1A shares began investment operations on January 6, 2017.
[3]	Amount less than one thousand.

184       American Funds Insurance Series

10. Investment transactions and other disclosures

The following tables present additional information for each of the funds for the year ended December 31, 2017 (dollars in thousands):

		Global				Blue Chip
	Global	Small			New	Income and
	Growth	Capitalization	Growth	International	World	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$1,709,869	$1,284,211	$5,381,976	$2,353,764	$1,716,759	$2,884,969
Sales of investment securities*	2,095,865	1,778,593	8,015,869	2,597,007	1,716,842	2,992,025
Non-U.S. taxes paid on interest income	—	—	—	(11)	37	—
Non-U.S. taxes paid on realized gains	903	5	—	527	13	—
Non-U.S. taxes provided on unrealized gains	4,211	502	—	3,115	16,043	—
Dividends from affiliated issuers	—	1,346	—	—	—	—
Net realized (loss) gain from affiliated issuers	—	(3,537)	—	—	—	—

	Global		International
	Growth	Growth-	Growth	Capital	Asset	Global
	and Income	Income	and Income	Income	Allocation	Balanced
	Fund	Fund	Fund	Builder	Fund	Fund
Purchases of investment securities*	$ 801,855	$7,282,680	$737,253	$448,150	$17,391,526	$152,879
Sales of investment securities*	1,084,942	7,556,491	619,618	379,687	16,903,042	107,452
Non-U.S. taxes paid on interest income	—	—	3	—	—	14
Non-U.S. taxes paid on realized gains	763	10	99	—	102	41
Non-U.S. taxes provided on unrealized gains	2,538	1,737	1,168	—	108	140

						U.S.
			High-			Government/
		Global	Income		Ultra-Short	AAA-Rated
	Bond	Bond	Bond	Mortgage	Bond	Securities
	Fund	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$41,383,822	$1,826,715	$1,183,191	$2,202,832	$—	$13,557,389
Sales of investment securities*	40,443,825	1,968,533	1,483,385	2,197,044	—	13,732,439
Non-U.S. taxes paid on interest income	1	390	(2)	—	—	—
Non-U.S. taxes paid on realized gains	—	564	—	—	—	—
Non-U.S. taxes provided on unrealized gains	10	188	5	—	—	—

			Managed	Managed	Managed
	Managed	Managed	Risk Blue	Risk	Risk
	Risk	Risk	Chip Income	Growth-	Asset
	Growth	International	and Growth	Income	Allocation
	Fund	Fund	Fund	Fund	Fund
Purchases of investment securities*	$110,122	$52,041	$150,702	$71,239	$623,590
Sales of investment securities*	58,914	29,432	107,026	45,175	44,905
Dividends from affiliated issuers	2,295	2,012	7,115	3,114	70,949
Net realized (loss) gain from affiliated issuers	(2,470)	(586)	229	(2,961)	4,957

* Excludes short-term securities and U.S. government obligations, if any.

American Funds Insurance Series       185

11. Ownership concentration

At December 31, 2017, American Funds Insurance Series - Managed Risk Growth and Income Portfolio, American Funds Insurance Series - Managed Risk Global Allocation Portfolio and Managed Risk Asset Allocation Fund held 36%, 18% and 16% of the outstanding shares of Capital Income Builder, Global Balanced Fund and Asset Allocation Fund, respectively.

186       American Funds Insurance Series

Financial highlights

		Income (loss) from
		investment operations[1]			Dividends and distributions
			Net gains
			(losses) on											Ratio of
	Net asset	Net	securities		Dividends		Total	Net asset				Ratio of		net income
	value,	investment	(both	Total from	(from net	Distributions	dividends	value,		Net assets,		expenses		(loss)
	beginning	income	realized and	investment	investment	(from capital	and	end	Total	end of period		to average		to average
Period ended	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)		net assets		net assets

Global Growth Fund

Class 1:
12/31/17	$24.05	$.26	$7.30	$7.56	$(.26)	$(.84)	$(1.10)	$30.51	31.80%	$2,010.55%				.94%
12/31/16	26.39	.25	(.14)	.11	(.29)	(2.16)	(2.45)	24.05	.87	1,630.56				1.00
12/31/15	27.48	.25	1.80	2.05	(.35)	(2.79)	(3.14)	26.39	7.24	1,626.55				.90
12/31/14	30.11	.31 [2]	.40	.71	(.40)	(2.94)	(3.34)	27.48	2.52	1,558.55				1.08 [2]
12/31/13	23.58	.31	6.62	6.93	(.40)	—	(.40)	30.11	29.51	1,508.55				1.17
Class 1A:
12/31/17[3,4]	24.50	.11	6.94	7.05	(.25)	(.84)	(1.09)	30.46	29.13 [5]	2.80			[6]	.39 [6]
Class 2:
12/31/17	23.85	.19	7.23	7.42	(.19)	(.84)	(1.03)	30.24	31.47	4,012.80				.69
12/31/16	26.19	.18	(.14)	.04	(.22)	(2.16)	(2.38)	23.85	.62	3,483.81				.76
12/31/15	27.30	.18	1.78	1.96	(.28)	(2.79)	(3.07)	26.19	6.94	3,817.80				.66
12/31/14	29.92	.24 [2]	.41	.65	(.33)	(2.94)	(3.27)	27.30	2.31	3,992.80				.85 [2]
12/31/13	23.44	.24	6.58	6.82	(.34)	—	(.34)	29.92	29.18	4,379.80				.91
Class 4:
12/31/17	23.81	.10	7.22	7.32	(.16)	(.84)	(1.00)	30.13	31.11	211		1.05		.37
12/31/16	26.16	.12	(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81	.37	94		1.06		.50
12/31/15	27.34	.09	1.81	1.90	(.29)	(2.79)	(3.08)	26.16	6.69	91		1.05		.34
12/31/14	30.07	.07 [2]	.50	.57	(.36)	(2.94)	(3.30)	27.34	2.01	19		1.05		.26 [2]
12/31/13	23.58	.13	6.77	6.90	(.41)	—	(.41)	30.07	29.36	1		1.06		.43

Global Small Capitalization Fund

Class 1:
12/31/17	$20.24	$.12	$5.17	$5.29	$(.15)	$—	$(.15)	$25.38	26.22%	$1,639.73%				.54%
12/31/16	24.41	.12	.17	.29	(.11)	(4.35)	(4.46)	20.24	2.35	1,532.74				.57
12/31/15	26.09	.04	.36	.40	—	(2.08)	(2.08)	24.41	.50	1,706.73				.15
12/31/14	25.69	.09	.52	.61	(.09)	(.12)	(.21)	26.09	2.36	1,411.74				.34
12/31/13	20.16	.04	5.70	5.74	(.21)	—	(.21)	25.69	28.60	1,241.74				.17
Class 1A:
12/31/17[3,4]	20.70	.08	4.71	4.79	(.13)	—	(.13)	25.36	23.19 [5]	—	[7]	.96	[6]	.35 [6]
Class 2:
12/31/17	19.72	.06	5.04	5.10	(.10)	—	(.10)	24.72	25.89	2,551.98				.27
12/31/16	23.90	.07	.15	.22	(.05)	(4.35)	(4.40)	19.72	2.10	2,303.99				.31
12/31/15	25.64	(.03)	.37	.34	—	(2.08)	(2.08)	23.90	.27	2,492.98				(.10)
12/31/14	25.25	.03	.51	.54	(.03)	(.12)	(.15)	25.64	2.12	2,738.99				.10
12/31/13	19.86	(.01)	5.60	5.59	(.20)	—	(.20)	25.25	28.28	2,955.99				(.05)
Class 4:
12/31/17	19.91	— [8]	5.09	5.09	(.09)	—	(.09)	24.91	25.62	125		1.23		— [9]
12/31/16	24.11	.01	.16	.17	(.02)	(4.35)	(4.37)	19.91	1.85	42		1.24		.03
12/31/15	25.92	(.10)	.37	.27	—	(2.08)	(2.08)	24.11	(.02)	34		1.23		(.37)
12/31/14	25.57	(.05)	.54	.49	(.02)	(.12)	(.14)	25.92	1.88	12		1.24		(.17)
12/31/13	20.16	(.12)	5.74	5.62	(.21)	—	(.21)	25.57	28.01	4		1.24		(.50)

See end of tables for footnotes.

American Funds Insurance Series       187

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
12/31/17	$67.29	$.55		$17.89	$18.44	$(.55)	$(7.33)	$(7.88)	$77.85	28.62%	$8,100.35%			.75%
12/31/16	68.02	.67		5.40	6.07	(.67)	(6.13)	(6.80)	67.29	9.77		6,931.35		1.03
12/31/15	80.15	.64		5.08	5.72	(.61)	(17.24)	(17.85)	68.02	7.12		6,796.35		.87
12/31/14	78.54	.88	[2]	5.79	6.67	(1.16)	(3.90)	(5.06)	80.15	8.78		7,118.35		1.12	[2]
12/31/13	60.90	.64		17.84	18.48	(.84)	—	(.84)	78.54	30.43		7,003.35		.93
Class 1A:
12/31/17[3,4]	68.84	.35		16.38	16.73	(.50)	(7.33)	(7.83)	77.74	25.47 [5]		3.59	[6]	.47	[6]
Class 2:
12/31/17	66.92	.37		17.76	18.13	(.37)	(7.33)	(7.70)	77.35	28.28		15,716.60		.50
12/31/16	67.69	.51		5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49		13,978.60		.78
12/31/15	79.84	.46		5.06	5.52	(.43)	(17.24)	(17.67)	67.69	6.86		14,414.60		.62
12/31/14	77.94	.68	[2]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51		15,413.60		.87	[2]
12/31/13	60.45	.47		17.68	18.15	(.66)	—	(.66)	77.94	30.11		16,334.60		.68
Class 3:
12/31/17	67.67	.42		17.98	18.40	(.42)	(7.33)	(7.75)	78.32	28.39		212.53		.57
12/31/16	68.37	.56		5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56		183.53		.85
12/31/15	80.47	.51		5.11	5.62	(.48)	(17.24)	(17.72)	68.37	6.92		194.53		.69
12/31/14	78.62	.74	[2]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58		208.53		.94	[2]
12/31/13	60.97	.52		17.84	18.36	(.71)	—	(.71)	78.62	30.20		216.53		.75
Class 4:
12/31/17	66.41	.18		17.61	17.79	(.31)	(7.33)	(7.64)	76.56	27.99		954.85		.25
12/31/16	67.26	.34		5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22		458.85		.53
12/31/15	79.74	.29		5.02	5.31	(.55)	(17.24)	(17.79)	67.26	6.59		394.85		.42
12/31/14	78.32	.37	[2]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25		24.85		.47	[2]
12/31/13	60.90	.29		17.90	18.19	(.77)	—	(.77)	78.32	29.96		5.85		.40

International Fund

Class 1:
12/31/17	$16.82	$.26		$5.16	$5.42	$(.30)	$(.23)	$(.53)	$21.71	32.46%	$5,014.53%			1.33%
12/31/16	18.08	.27		.30	.57	(.28)	(1.55)	(1.83)	16.82	3.78		3,652.54		1.57
12/31/15	20.35	.29		(1.03)	(.74)	(.35)	(1.18)	(1.53)	18.08	(4.25)		3,427.54		1.41
12/31/14	21.22	.30		(.81)	(.51)	(.36)	—	(.36)	20.35	(2.41)		3,282.54		1.43
12/31/13	17.68	.27		3.59	3.86	(.32)	—	(.32)	21.22	21.91		3,324.54		1.41
Class 1A:
12/31/17[3,4]	17.17	.09		4.93	5.02	(.29)	(.23)	(.52)	21.67	29.46 [5]		2.77	[6]	.43	[6]
Class 2:
12/31/17	16.76	.22		5.13	5.35	(.25)	(.23)	(.48)	21.63	32.14		4,422.78		1.10
12/31/16	18.02	.23		.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53		3,710.79		1.35
12/31/15	20.29	.24		(1.03)	(.79)	(.30)	(1.18)	(1.48)	18.02	(4.53)		3,978.79		1.17
12/31/14	21.15	.25		(.81)	(.56)	(.30)	—	(.30)	20.29	(2.65)		4,374.79		1.19
12/31/13	17.62	.22		3.58	3.80	(.27)	—	(.27)	21.15	21.64		5,916.79		1.15
Class 3:
12/31/17	16.85	.23		5.17	5.40	(.27)	(.23)	(.50)	21.75	32.23		31.71		1.17
12/31/16	18.11	.24		.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57		27.72		1.42
12/31/15	20.38	.25		(1.03)	(.78)	(.31)	(1.18)	(1.49)	18.11	(4.44)		32.72		1.24
12/31/14	21.24	.27		(.82)	(.55)	(.31)	—	(.31)	20.38	(2.56)		38.72		1.28
12/31/13	17.70	.23		3.59	3.82	(.28)	—	(.28)	21.24	21.67		46.72		1.22
Class 4:
12/31/17	16.64	.11		5.16	5.27	(.26)	(.23)	(.49)	21.42	31.89	289	1.03		.55
12/31/16	17.93	.18		.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66	1.04		1.03
12/31/15	20.23	.17		(1.00)	(.83)	(.29)	(1.18)	(1.47)	17.93	(4.75)	46	1.04		.88
12/31/14	21.16	.07		(.68)	(.61)	(.32)	—	(.32)	20.23	(2.88)	18	1.04		.31
12/31/13	17.68	(.01)		3.79	3.78	(.30)	—	(.30)	21.16	21.48	2	1.04		(.07)

188       American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

New World Fund

Class 1:
12/31/17	$19.72	$.26		$5.59	$5.85	$(.27)	$—	$(.27)	$25.30	29.73%	$2,050.77%				1.14%
12/31/16	18.87	.24		.81	1.05	(.20)	—	(.20)	19.72	5.59	1,743.78				1.25
12/31/15	20.72	.19		(.71)	(.52)	(.17)	(1.16)	(1.33)	18.87	(2.96)	1,562.79				.92
12/31/14	25.08	.29	[2]	(1.92)	(1.63)	(.29)	(2.44)	(2.73)	20.72	(7.63)	1,433.78				1.23	[2]
12/31/13	22.93	.34		2.31	2.65	(.39)	(.11)	(.50)	25.08	11.66	1,388.78				1.45
Class 1A:
12/31/17[3,4]	20.14	.13		5.24	5.37	(.26)	—	(.26)	25.25	26.72 [5]	1		1.00	[6]	.53	[6]
Class 2:
12/31/17	19.54	.20		5.55	5.75	(.22)	—	(.22)	25.07	29.44	1,055		1.02		.89
12/31/16	18.71	.19		.79	.98	(.15)	—	(.15)	19.54	5.26	911		1.03		1.00
12/31/15	20.54	.14		(.69)	(.55)	(.12)	(1.16)	(1.28)	18.71	(3.14)	961		1.04		.68
12/31/14	24.88	.24	[2]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084		1.03		1.01	[2]
12/31/13	22.75	.28		2.29	2.57	(.33)	(.11)	(.44)	24.88	11.38	1,307		1.03		1.22
Class 4:
12/31/17	19.51	.14		5.52	5.66	(.18)	—	(.18)	24.99	29.06	427		1.27		.61
12/31/16	18.69	.14		.80	.94	(.12)	—	(.12)	19.51	5.04	240		1.28		.75
12/31/15	20.56	.08		(.68)	(.60)	(.11)	(1.16)	(1.27)	18.69	(3.37)	171		1.29		.39
12/31/14	24.99	.09	[2]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64		1.28		.40	[2]
12/31/13	22.93	.14		2.41	2.55	(.38)	(.11)	(.49)	24.99	11.20	8		1.29		.56

Blue Chip Income and Growth Fund

Class 1:
12/31/17	$13.53	$.32		$1.96	$2.28	$(.32)	$(.53)	$(.85)	$14.96	17.30%	$5,581.41%				2.27%
12/31/16	12.62	.31		1.97	2.28	(.29)	(1.08)	(1.37)	13.53	19.06	5,099.41				2.39
12/31/15	14.69	.31		(.64)	(.33)	(.29)	(1.45)	(1.74)	12.62	(2.72)	3,638.41				2.23
12/31/14	13.12	.46	[2]	1.59	2.05	(.48)	—	(.48)	14.69	15.69	3,542.42				3.31	[2]
12/31/13	10.05	.27		3.06	3.33	(.26)	—	(.26)	13.12	33.26	2,814.42				2.27
Class 1A:
12/31/17[3,4]	13.75	.28		1.75	2.03	(.31)	(.53)	(.84)	14.94	15.21 [5]	1.65			[6]	2.01	[6]
Class 2:
12/31/17	13.39	.28		1.94	2.22	(.28)	(.53)	(.81)	14.80	17.04	3,551.66				2.02
12/31/16	12.51	.28		1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70	3,412.66				2.16
12/31/15	14.57	.27		(.62)	(.35)	(.26)	(1.45)	(1.71)	12.51	(2.93)	3,228.66				1.97
12/31/14	13.02	.44	[2]	1.55	1.99	(.44)	—	(.44)	14.57	15.36	3,722.67				3.14	[2]
12/31/13	9.97	.23		3.05	3.28	(.23)	—	(.23)	13.02	33.00	3,755.67				2.03
Class 4:
12/31/17	13.39	.25		1.93	2.18	(.27)	(.53)	(.80)	14.77	16.70	247.91				1.76
12/31/16	12.53	.24		1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49	132.91				1.81
12/31/15	14.63	.24		(.63)	(.39)	(.26)	(1.45)	(1.71)	12.53	(3.21)	32.91				1.75
12/31/14	13.12	.34	[2]	1.63	1.97	(.46)	—	(.46)	14.63	15.13	9.92				2.33	[2]
12/31/13	10.05	.18		3.15	3.33	(.26)	—	(.26)	13.12	33.27	—	[7]	.86		1.39

See end of tables for footnotes.

American Funds Insurance Series       189

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth and Income Fund

Class 1:
12/31/17	$13.02	$.35		$3.06	$3.41	$(.36)	$(.26)	$(.62)	$15.81	26.40%	$485.63%				2.43%
12/31/16	12.35	.28		.66	.94	(.27)	—	(.27)	13.02	7.61	571.63				2.18
12/31/15	12.78	.36		(.50)	(.14)	(.29)	—	(.29)	12.35	(1.14)	293.64				2.79
12/31/14	12.53	.43	[2]	.31	.74	(.49)	—	(.49)	12.78	6.00	200.63				3.34	[2]
12/31/13	10.56	.39		2.00	2.39	(.42)	—	(.42)	12.53	22.81	206.62				3.35
Class 1A:
12/31/17[3,4]	13.21	.18		3.03	3.21	(.35)	(.26)	(.61)	15.81	24.54 [5]	—	[7]	.84	[6]	1.20	[6]
Class 2:
12/31/17	13.00	.31		3.05	3.36	(.32)	(.26)	(.58)	15.78	26.06	1,538.88				2.11
12/31/16	12.33	.25		.65	.90	(.23)	—	(.23)	13.00	7.34	1,405.88				1.98
12/31/15	12.75	.22		(.39)	(.17)	(.25)	—	(.25)	12.33	(1.34)	1,479.89				1.73
12/31/14	12.51	.41	[2]	.29	.70	(.46)	—	(.46)	12.75	5.64	1,685.88				3.22	[2]
12/31/13	10.54	.36		2.00	2.36	(.39)	—	(.39)	12.51	22.54	1,822.87				3.09
Class 4:
12/31/17	12.89	.22		3.08	3.30	(.33)	(.26)	(.59)	15.60	25.83	79		1.14		1.49
12/31/16	12.26	.21		.65	.86	(.23)	—	(.23)	12.89	7.04	16		1.13		1.63
12/31/15	12.71	.17		(.37)	(.20)	(.25)	—	(.25)	12.26	(1.60)	5		1.14		1.32
12/31/14	12.50	.30	[2]	.37	.67	(.46)	—	(.46)	12.71	5.41	1		1.13		2.30	[2]
12/31/13	10.55	.28		2.09	2.37	(.42)	—	(.42)	12.50	22.60	1		1.12		2.27

Growth-Income Fund

Class 1:
12/31/17	$44.41	$.81		$8.89	$9.70	$(.78)	$(3.11)	$(3.89)	$50.22	22.68%	$15,765.28%				1.69%
12/31/16	45.40	.79		4.09	4.88	(.75)	(5.12)	(5.87)	44.41	11.80	12,588.29				1.79
12/31/15	52.76	.79		.37	1.16	(.75)	(7.77)	(8.52)	45.40	1.72	10,747.29				1.59
12/31/14	50.72	.81		4.57	5.38	(.80)	(2.54)	(3.34)	52.76	10.91	10,812.29				1.56
12/31/13	38.48	.66		12.31	12.97	(.73)	—	(.73)	50.72	33.82	9,857.29				1.49
Class 1A:
12/31/17[3,4]	45.39	.67		7.96	8.63	(.76)	(3.11)	(3.87)	50.15	19.83 [5]	2.52			[6]	1.41	[6]
Class 2:
12/31/17	44.00	.68		8.80	9.48	(.66)	(3.11)	(3.77)	49.71	22.38	13,930.53				1.45
12/31/16	45.04	.67		4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51	12,854.54				1.54
12/31/15	52.41	.66		.37	1.03	(.63)	(7.77)	(8.40)	45.04	1.45	12,895.54				1.34
12/31/14	50.40	.67		4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63	14,337.54				1.31
12/31/13	38.24	.55		12.23	12.78	(.62)	—	(.62)	50.40	33.50	14,980.54				1.25
Class 3:
12/31/17	44.47	.72		8.90	9.62	(.69)	(3.11)	(3.80)	50.29	22.47	168.46				1.52
12/31/16	45.46	.71		4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59	156.47				1.61
12/31/15	52.82	.70		.37	1.07	(.66)	(7.77)	(8.43)	45.46	1.53	161.47				1.41
12/31/14	50.77	.71		4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71	185.47				1.38
12/31/13	38.52	.58		12.32	12.90	(.65)	—	(.65)	50.77	33.58	193.47				1.32
Class 4:
12/31/17	43.73	.56		8.73	9.29	(.60)	(3.11)	(3.71)	49.31	22.08	827.78				1.19
12/31/16	44.82	.56		4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25	495.79				1.29
12/31/15	52.39	.58		.33	.91	(.71)	(7.77)	(8.48)	44.82	1.21	410.79				1.25
12/31/14	50.56	.58		4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34	30.79				1.11
12/31/13	38.47	.45		12.33	12.78	(.69)	—	(.69)	50.56	33.32	3.79				.96

190       American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

International Growth and Income Fund

Class 1:
12/31/17	$14.48	$.46		$3.20	$3.66	$(.42)	$—	$(.42)	$17.72	25.31%	$1,121.66%				2.75%
12/31/16	14.72	.43		(.19)	.24	(.42)	(.06)	(.48)	14.48	1.71	820.68				2.93
12/31/15	16.27	.42		(1.25)	(.83)	(.38)	(.34)	(.72)	14.72	(5.34)	707.68				2.60
12/31/14	17.48	.58	[2]	(1.09)	(.51)	(.53)	(.17)	(.70)	16.27	(2.93)	740.68				3.32	[2]
12/31/13	15.29	.44		2.50	2.94	(.47)	(.28)	(.75)	17.48	19.39	696.69				2.63
Class 1A:
12/31/17[3,4]	14.69	.34		3.08	3.42	(.41)	—	(.41)	17.70	23.36 [5]	2.91			[6]	1.99	[6]
Class 2:
12/31/17	14.43	.43		3.17	3.60	(.37)	—	(.37)	17.66	25.03	276.91				2.60
12/31/16	14.68	.40		(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44	244.93				2.72
12/31/15	16.22	.38		(1.24)	(.86)	(.34)	(.34)	(.68)	14.68	(5.60)	254.93				2.32
12/31/14	17.43	.56	[2]	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)	248.93				3.21	[2]
12/31/13	15.25	.38		2.51	2.89	(.43)	(.28)	(.71)	17.43	19.09	257.94				2.28
Class 4:
12/31/17	14.38	.37		3.18	3.55	(.35)	—	(.35)	17.58	24.72	63		1.16		2.24
12/31/16	14.63	.36		(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18	37		1.18		2.43
12/31/15	16.19	.33		(1.23)	(.90)	(.32)	(.34)	(.66)	14.63	(5.82)	32		1.18		2.02
12/31/14	17.45	.26	[2]	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)	20		1.18		1.52	[2]
12/31/13	15.29	.03		2.87	2.90	(.46)	(.28)	(.74)	17.45	19.16	1		1.19		.18

Capital Income Builder

Class 1:
12/31/17	$9.46	$.32		$.93	$1.25	$(.31)	$—	$(.31)	$10.40	13.29%	$254.54%				3.21%
12/31/16	9.40	.32		.07	.39	(.33)	—	(.33)	9.46	4.17	156.54				3.39
12/31/15	9.81	.28		(.40)	(.12)	(.29)	—	(.29)	9.40	(1.23)	80.56				2.88
12/31/14[3,10]	10.00	.19		(.18)	.01	(.19)	(.01)	(.20)	9.81	.12 [5]	20.56			[6]	2.87	[6]
Class 1A:
12/31/17[3,4]	9.57	.27		.84	1.11	(.29)	—	(.29)	10.39	11.72 [5]	1.79			[6]	2.63	[6]
Class 2:
12/31/17	9.46	.29		.93	1.22	(.28)	—	(.28)	10.40	13.04	1.79				2.82
12/31/16	9.40	.27		.11	.38	(.32)	—	(.32)	9.46	4.08	—	[7]	.80		2.82
12/31/15	9.81	.31		(.43)	(.12)	(.29)	—	(.29)	9.40	(1.23)[11]	—	[7]	.46	[11]	3.12	[11]
12/31/14[3,10]	10.00	.20		(.19)	.01	(.19)	(.01)	(.20)	9.81	.12 [5,11]	—	[7]	.47	[6,11]	2.94	[6,11]
Class 4:
12/31/17	9.45	.27		.92	1.19	(.26)	—	(.26)	10.38	12.65	338		1.04		2.72
12/31/16	9.38	.27		.08	.35	(.28)	—	(.28)	9.45	3.78	256		1.04		2.88
12/31/15	9.80	.25		(.42)	(.17)	(.25)	—	(.25)	9.38	(1.79)	157		1.05		2.55
12/31/14[3,10]	10.00	.14		(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)[5]	55		1.06	[6]	2.08	[6]

See end of tables for footnotes.

American Funds Insurance Series       191

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Asset Allocation Fund

Class 1:
12/31/17	$21.68	$.44		$3.06	$3.50	$(.41)	$(1.06)	$(1.47)	$23.71	16.51%	$16,556.29%				1.90%
12/31/16	20.62	.42		1.54	1.96	(.39)	(.51)	(.90)	21.68	9.69	13,008.29				1.97
12/31/15	22.23	.40		(.02)	.38	(.40)	(1.59)	(1.99)	20.62	1.64	10,913.29				1.85
12/31/14	22.49	.44		.81	1.25	(.39)	(1.12)	(1.51)	22.23	5.66	11,997.30				1.95
12/31/13	18.43	.35		4.07	4.42	(.36)	—	(.36)	22.49	24.04	10,515.31				1.71
Class 1A:
12/31/17[3,4]	21.97	.39		2.78	3.17	(.39)	(1.06)	(1.45)	23.69	14.78 [5]	4.53			[6]	1.69	[6]
Class 2:
12/31/17	21.49	.37		3.04	3.41	(.35)	(1.06)	(1.41)	23.49	16.23	5,480.54				1.64
12/31/16	20.45	.36		1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41	5,144.54				1.72
12/31/15	22.06	.34		(.01)	.33	(.35)	(1.59)	(1.94)	20.45	1.40	5,008.54				1.60
12/31/14	22.33	.37		.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40	5,494.55				1.69
12/31/13	18.31	.30		4.03	4.33	(.31)	—	(.31)	22.33	23.69	5,760.56				1.47
Class 3:
12/31/17	21.70	.39		3.07	3.46	(.37)	(1.06)	(1.43)	23.73	16.29	38.47				1.72
12/31/16	20.64	.38		1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49	35.47				1.79
12/31/15	22.25	.36		(.02)	.34	(.36)	(1.59)	(1.95)	20.64	1.46	36.47				1.67
12/31/14	22.51	.39		.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47	40.48				1.76
12/31/13	18.45	.32		4.06	4.38	(.32)	—	(.32)	22.51	23.81	42.49				1.54
Class 4:
12/31/17	21.43	.32		3.02	3.34	(.31)	(1.06)	(1.37)	23.40	15.91	3,582.79				1.40
12/31/16	20.40	.31		1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16	2,861.79				1.47
12/31/15	22.11	.30		(.02)	.28	(.40)	(1.59)	(1.99)	20.40	1.14	2,414.79				1.45
12/31/14	22.46	.34		.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16	32.80				1.55
12/31/13	18.43	.27		4.12	4.39	(.36)	—	(.36)	22.46	23.89	1.79				1.22

Global Balanced Fund

Class 1:
12/31/17	$11.08	$.21		$1.99	$2.20	$(.15)	$(.38)	$(.53)	$12.75	19.91%	$93.72%				1.68%
12/31/16	10.74	.19		.32	.51	(.17)	—	(.17)	11.08	4.73	64.72				1.73
12/31/15	11.11	.20		(.28)	(.08)	(.14)	(.15)	(.29)	10.74	(.69)	47.72				1.80
12/31/14	11.37	.25	[2]	(.03)	.22	(.18)	(.30)	(.48)	11.11	1.87	37.71				2.14	[2]
12/31/13	10.34	.22		1.07	1.29	(.18)	(.08)	(.26)	11.37	12.56	36.70				2.05
Class 1A:
12/31/17[3,4]	11.18	.16		1.92	2.08	(.14)	(.38)	(.52)	12.74	18.71 [5]	—	[7]	.94	[6]	1.27	[6]
Class 2:
12/31/17	11.06	.18		1.98	2.16	(.12)	(.38)	(.50)	12.72	19.57	210.96				1.43
12/31/16	10.72	.16		.32	.48	(.14)	—	(.14)	11.06	4.48	178.97				1.48
12/31/15	11.09	.18		(.28)	(.10)	(.12)	(.15)	(.27)	10.72	(.95)	171.97				1.60
12/31/14	11.35	.22	[2]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63	179.96				1.88	[2]
12/31/13	10.33	.20		1.06	1.26	(.16)	(.08)	(.24)	11.35	12.23	156.95				1.79
Class 4:
12/31/17	11.00	.13		1.99	2.12	(.11)	(.38)	(.49)	12.63	19.38	51		1.22		1.07
12/31/16	10.69	.12		.33	.45	(.14)	—	(.14)	11.00	4.21	10		1.24		1.12
12/31/15	11.09	.06		(.17)	(.11)	(.14)	(.15)	(.29)	10.69	(1.00)	1		1.34		.58
12/31/14	11.35	.24	[2]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88 [11]	—	[7]	.67	[11]	2.07	[2,11]
12/31/13	10.33	.22		1.06	1.28	(.18)	(.08)	(.26)	11.35	12.49 [11]	—	[7]	.71	[11]	1.98	[11]

192       American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Bond Fund

Class 1:
12/31/17	$10.80	$.24	$.18	$.42	$(.24)	$(.16)	$(.40)	$10.82	3.88%	$6,434.38%				2.19%
12/31/16	10.70	.21	.14	.35	(.21)	(.04)	(.25)	10.80	3.27	6,829.38				1.91
12/31/15	11.08	.22	(.17)	.05	(.21)	(.22)	(.43)	10.70	.45	5,731.38				1.95
12/31/14	10.73	.23	.37	.60	(.25)	— [8]	(.25)	11.08	5.59	4,977.39				2.03
12/31/13	11.29	.22	(.43)	(.21)	(.23)	(.12)	(.35)	10.73	(1.89)	4,506.39				2.01
Class 1A:
12/31/17[3,4]	10.82	.22	.15	.37	(.23)	(.16)	(.39)	10.80	3.46 [5]	1.62			[6]	2.01	[6]
Class 2:
12/31/17	10.67	.21	.18	.39	(.21)	(.16)	(.37)	10.69	3.67	3,966.63				1.94
12/31/16	10.58	.18	.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959.63				1.65
12/31/15	10.95	.18	(.15)	.03	(.18)	(.22)	(.40)	10.58	.28	4,135.63				1.69
12/31/14	10.61	.20	.36	.56	(.22)	— [8]	(.22)	10.95	5.28	4,565.64				1.79
12/31/13	11.17	.19	(.43)	(.24)	(.20)	(.12)	(.32)	10.61	(2.16)	4,763.64				1.76
Class 4:
12/31/17	10.70	.19	.16	.35	(.21)	(.16)	(.37)	10.68	3.29	297.88				1.72
12/31/16	10.61	.15	.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102.88				1.41
12/31/15	11.01	.16	(.16)	—	(.18)	(.22)	(.40)	10.61	(.08)	59.88				1.47
12/31/14	10.69	.16	.39	.55	(.23)	— [8]	(.23)	11.01	5.15	29.89				1.43
12/31/13	11.29	.17	(.43)	(.26)	(.22)	(.12)	(.34)	10.69	(2.34)	3.89				1.58

Global Bond Fund

Class 1:
12/31/17	$11.22	$.28	$.52	$.80	$(.07)	$(.07)	$(.14)	$11.88	7.11%	$1,273.56%				2.37%
12/31/16	11.01	.26	.06	.32	(.09)	(.02)	(.11)	11.22	2.92	1,115.57				2.26
12/31/15	11.77	.27	(.71)	(.44)	(.01)	(.31)	(.32)	11.01	(3.75)	1,032.57				2.34
12/31/14	11.88	.29	(.08)	.21	(.21)	(.11)	(.32)	11.77	1.71	1,194.57				2.35
12/31/13	12.32	.28	(.58)	(.30)	—	(.14)	(.14)	11.88	(2.40)	1,093.56				2.37
Class 1A:
12/31/17[3,4]	11.22	.26	.52	.78	(.06)	(.07)	(.13)	11.87	7.00 [5]	—	[7]	.72	[6]	2.27	[6]
Class 2:
12/31/17	11.14	.25	.51	.76	(.04)	(.07)	(.11)	11.79	6.86	1,164.81				2.12
12/31/16	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121.82				2.01
12/31/15	11.72	.24	(.71)	(.47)	(.01)	(.31)	(.32)	10.93	(4.07)	1,208.82				2.09
12/31/14	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386.82				2.11
12/31/13	12.27	.25	(.57)	(.32)	—	(.14)	(.14)	11.81	(2.58)	1,496.81				2.11
Class 4:
12/31/17	11.08	.22	.51	.73	(.04)	(.07)	(.11)	11.70	6.63	31		1.06		1.89
12/31/16	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.76
12/31/15	11.70	.21	(.71)	(.50)	— [8]	(.31)	(.31)	10.89	(4.27)	6		1.07		1.86
12/31/14	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4		1.09		1.66
12/31/13	12.31	.27	(.57)	(.30)	—	(.14)	(.14)	11.87	(2.41)	—	[7]	.79		2.25

See end of tables for footnotes.

American Funds Insurance Series       193

Financial highlights (continued)

Income (loss) from investment operations[1]	Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets

High-Income Bond Fund

Class 1:
12/31/17	$10.18	$.63	$.10	$.73	$(.72)	$—	$(.72)	$10.19	7.25%	$632.49%	5.98%
12/31/16	9.19	.61	1.02	1.63	(.64)	—	(.64)	10.18	17.83	949.49	6.18
12/31/15	10.54	.64	(1.36)	(.72)	(.63)	—	(.63)	9.19	(6.94)	1,017.48	6.12
12/31/14	11.13	.67	(.59)	.08	(.67)	—	(.67)	10.54	.80	1,017.48	5.90
12/31/13	11.16	.75	.01	.76	(.79)	—	(.79)	11.13	6.89	856.48	6.54
Class 1A:
12/31/17[3,4]	10.28	.60	.02	.62	(.72)	—	(.72)	10.18	6.02	[5]	—	[7]	.72	[6]	5.74	[6]
Class 2:
12/31/17	10.04	.59	.10	.69	(.70)	—	(.70)	10.03	6.89	776.74	5.72
12/31/16	9.06	.58	1.01	1.59	(.61)	—	(.61)	10.04	17.69	799.74	5.92
12/31/15	10.41	.60	(1.35)	(.75)	(.60)	—	(.60)	9.06	(7.30)	765.73	5.85
12/31/14	10.99	.63	(.57)	.06	(.64)	—	(.64)	10.41	.63	929.73	5.67
12/31/13	11.03	.71	.01	.72	(.76)	—	(.76)	10.99	6.60	1,061.73	6.29
Class 3:
12/31/17	10.22	.61	.10	.71	(.70)	—	(.70)	10.23	7.02	12.67	5.79
12/31/16	9.22	.59	1.03	1.62	(.62)	—	(.62)	10.22	17.68	13.67	5.99
12/31/15	10.57	.62	(1.37)	(.75)	(.60)	—	(.60)	9.22	(7.13)	12.66	5.91
12/31/14	11.16	.65	(.59)	.06	(.65)	—	(.65)	10.57	.59	16.66	5.74
12/31/13	11.18	.73	.02	.75	(.77)	—	(.77)	11.16	6.77	19.66	6.36
Class 4:
12/31/17	10.79	.61	.10	.71	(.68)	—	(.68)	10.82	6.63	34.99	5.46
12/31/16	9.73	.60	1.07	1.67	(.61)	—	(.61)	10.79	17.29	21.99	5.55
12/31/15	11.05	.62	(1.43)	(.81)	(.51)	—	(.51)	9.73	(7.42)	1.98	5.51
12/31/14	11.12	.63	(.59)	.04	(.11)	—	(.11)	11.05	.35	—	[7]	.98	5.49
12/31/13	11.16	.67	.08	.75	(.79)	—	(.79)	11.12	6.81	—	[7]	.93	5.82

Mortgage Fund

Class 1:
12/31/17	$10.56	$.16	$—	[8]	$.16	$(.18)	$(.07)	$(.25)	$10.47	1.47%	$265.47%	1.52%
12/31/16	10.61	.15	.11	.26	(.20)	(.11)	(.31)	10.56	2.50	269.46	1.39
12/31/15	10.70	.10	.13	.23	(.18)	(.14)	(.32)	10.61	2.09	272.45	.89
12/31/14	10.23	.12	.45	.57	(.10)	—	(.10)	10.70	5.54	292.45	1.12
12/31/13	10.47	.04	(.18)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)	198.44	.35
Class 1A:
12/31/17[3,4]	10.55	.14	—	[8]	.14	(.16)	(.07)	(.23)	10.46	1.31	[5]	—	[7]	.70	[6]	1.38	[6]
Class 2:
12/31/17	10.54	.14	(.01)	.13	(.15)	(.07)	(.22)	10.45	1.22	63.72	1.27
12/31/16	10.59	.12	.12	.24	(.18)	(.11)	(.29)	10.54	2.25	63.71	1.14
12/31/15	10.68	.07	.13	.20	(.15)	(.14)	(.29)	10.59	1.86	59.70	.65
12/31/14	10.22	.10	.44	.54	(.08)	—	(.08)	10.68	5.23	52.70	.91
12/31/13	10.46	—	[8]	(.17)	(.17)	(.05)	(.02)	(.07)	10.22	(1.68)	49.69	(.02)
Class 4:
12/31/17	10.48	.11	—	[8]	.11	(.14)	(.07)	(.21)	10.38	.97	12.97	1.03
12/31/16	10.52	.09	.12	.21	(.14)	(.11)	(.25)	10.48	2.01	8.96	.86
12/31/15	10.65	.04	.14	.18	(.17)	(.14)	(.31)	10.52	1.62	11.97	.37
12/31/14	10.23	.05	.46	.51	(.09)	—	(.09)	10.65	4.98	1.94	.47
12/31/13	10.47	.02	(.16)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)[11]	—	[7]	.38	[11]	.23	[11]

194       American Funds Insurance Series

		Income (loss) from
		investment operations[1]				Dividends and distributions
			Net gains
			(losses) on										Ratio of
	Net asset	Net	securities			Dividends		Total	Net asset			Ratio of	net income
	value,	investment	(both		Total from	(from net	Distributions	dividends	value,		Net assets,	expenses	(loss)
	beginning	income	realized and		investment	investment	(from capital	and	end	Total	end of period	to average	to average
Period ended	of period	(loss)	unrealized)		operations	income)	gains)	distributions	of period	return	(in millions)	net assets	net assets

Ultra-Short Bond Fund

Class 1:
12/31/17	$11.27	$.08	$(.01)		$.07	$(.05)	$—	$(.05)	$11.29	.66%	$37.35%		.68%
12/31/16[12]	11.26	.01	—	[8]	.01	—	—	—	11.27	.09		37.35	.11
12/31/15	11.28	(.03)	.01		(.02)	—	—	—	11.26	(.18)		39.34	(.24)
12/31/14	11.31	(.03)	—		(.03)	—	—	—	11.28	(.27)		49.34	(.26)
12/31/13	11.34	(.03)	—	[8]	(.03)	—	—	—	11.31	(.27)		57.34	(.24)
Class 1A:
12/31/17[3,4]	11.27	.08	—	[8]	.08	(.06)	—	(.06)	11.29	.67 [5]	—	[7] .34 [6]	.69 [6]
Class 2:
12/31/17	10.99	.05	—	[8]	.05	(.03)	—	(.03)	11.01	.46		249.60	.42
12/31/16[12]	11.01	(.02)	—	[8]	(.02)	—	—	—	10.99	(.18)		297.60	(.14)
12/31/15	11.06	(.05)	—	[8]	(.05)	—	—	—	11.01	(.45)		302.59	(.49)
12/31/14	11.12	(.06)	—		(.06)	—	—	—	11.06	(.54)		331.59	(.51)
12/31/13	11.17	(.05)	—	[8]	(.05)	—	—	—	11.12	(.45)		395.59	(.49)
Class 3:
12/31/17	11.10	.06	—	[8]	.06	(.04)	—	(.04)	11.12	.54		4.53	.50
12/31/16[12]	11.11	(.01)	—	[8]	(.01)	—	—	—	11.10	(.09)		4.53	(.08)
12/31/15	11.16	(.05)	—	[8]	(.05)	—	—	—	11.11	(.45)		6.52	(.42)
12/31/14	11.21	(.05)	—		(.05)	—	—	—	11.16	(.45)		8.52	(.44)
12/31/13	11.26	(.05)	—	[8]	(.05)	—	—	—	11.21	(.44)		8.52	(.42)
Class 4:
12/31/17	11.12	.02	—	[8]	.02	(.01)	—	(.01)	11.13	.16		15.85	.19
12/31/16[12]	11.17	(.04)	(.01)		(.05)	—	—	—	11.12	(.45)		13.85	(.40)
12/31/15	11.25	(.08)	—	[8]	(.08)	—	—	—	11.17	(.71)		16.85	(.74)
12/31/14	11.30	(.09)	.04		(.05)	—	—	—	11.25	(.44)		7.84	(.77)
12/31/13	11.34	(.04)	—	[8]	(.04)	—	—	—	11.30	(.35)[11]	—	[7] .37 [11]	(.32)[11]

See end of tables for footnotes.

American Funds Insurance Series       195

Financial highlights (continued)

		Income (loss) from
		investment operations[1]			Dividends and distributions
			Net gains
			(losses) on									Ratio of
	Net asset	Net	securities		Dividends		Total	Net asset			Ratio of	net income
	value,	investment	(both	Total from	(from net	Distributions	dividends	value,		Net assets,	expenses	(loss)
	beginning	income	realized and	investment	investment	(from capital	and	end	Total	end of period	to average	to average
Period ended	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	net assets	net assets

U.S. Government/AAA-Rated Securities Fund

Class 1:
12/31/17	$12.05	$.21	$.01	$.22	$(.19)	$—	$(.19)	$12.08	1.83%	$1,558.36%		1.68%
12/31/16	12.31	.16	.03	.19	(.20)	(.25)	(.45)	12.05	1.44		1,467.36	1.31
12/31/15	12.40	.13	.09	.22	(.21)	(.10)	(.31)	12.31	1.93		1,426.35	1.02
12/31/14	11.94	.15	.48	.63	(.17)	—	(.17)	12.40	5.24		1,723.35	1.24
12/31/13	12.75	.08	(.44)	(.36)	(.11)	(.34)	(.45)	11.94	(2.87)		1,584.35	.67
Class 1A:
12/31/17[3,4]	12.05	.18	.03	.21	(.18)	—	(.18)	12.08	1.73 [5]	—	[7] .58 [6]	1.53 [6]
Class 2:
12/31/17	11.93	.17	.02	.19	(.16)	—	(.16)	11.96	1.59		1,473.61	1.43
12/31/16	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19		1,503.61	1.05
12/31/15	12.29	.10	.09	.19	(.18)	(.10)	(.28)	12.20	1.59		1,579.60	.79
12/31/14	11.83	.12	.47	.59	(.13)	—	(.13)	12.29	5.01		1,717.60	1.00
12/31/13	12.63	.05	(.43)	(.38)	(.08)	(.34)	(.42)	11.83	(3.08)		1,801.60	.42
Class 3:
12/31/17	12.07	.18	.03	.21	(.17)	—	(.17)	12.11	1.72		10.54	1.50
12/31/16	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24		11.54	1.12
12/31/15	12.43	.11	.09	.20	(.19)	(.10)	(.29)	12.34	1.64		11.53	.85
12/31/14	11.96	.13	.48	.61	(.14)	—	(.14)	12.43	5.11		13.53	1.08
12/31/13	12.76	.06	(.43)	(.37)	(.09)	(.34)	(.43)	11.96	(3.00)		14.53	.47
Class 4:
12/31/17	11.96	.14	.01	.15	(.13)	—	(.13)	11.98	1.28		62.86	1.18
12/31/16	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99		57.86	.82
12/31/15	12.34	.07	.08	.15	(.17)	(.10)	(.27)	12.22	1.29		46.85	.56
12/31/14	11.93	.06	.51	.57	(.16)	—	(.16)	12.34	4.76		21.85	.50
12/31/13	12.75	.08	(.44)	(.36)	(.12)	(.34)	(.46)	11.93	(2.95)	—	[7] .84	.68

		Income (loss) from investment operations[1]			Dividends and distributions								Ratio of expenses		Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[13]		Net assets, end of period (in millions)		to average net assets before waivers/ reimburse- ments		to average net assets after waivers/ reimburse- ments[13]		Net effective expense ratio[13,14]		Ratio of net income to average net assets[13]

Managed Risk Growth Fund

Class P1:
12/31/17	$10.71	$.08	$2.70	$2.78	$(.07)	$(.20)	$(.27)	$13.22	26.23%[11]		$2.42%[11]				.36%[11]		.70%	[11]	.69%	[11]
12/31/16	11.49	.08	.20	.28	(.05)	(1.01)	(1.06)	10.71	2.89	[11]	1.50			[11]	.34	[11]	.68	[11]	.79	[11]
12/31/15	11.37	.09	.03	.12	—	—	—	11.49	1.06	[11]	—	[7]	.53	[11]	.29	[11]	.63	[11]	.80	[11]
12/31/14	11.43	.31	(.06)	.25	(.12)	(.19)	(.31)	11.37	2.18	[11]	—	[7]	.50	[11]	.32	[11]	.65	[11]	2.71	[11]
12/31/13[3,15]	10.00	.12	1.38	1.50	(.07)	—	(.07)	11.43	15.05	[5,11]	—	[7]	.88	[6,11]	.25	[6,11]	.58	[6,11]	1.64	[6,11]
Class P2:
12/31/17	10.64	.04	2.70	2.74	(.04)	(.20)	(.24)	13.14	25.99		286.69				.63		.97		.34
12/31/16	11.43	.05	.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52		200.79				.63		.97		.43
12/31/15	11.35	.04	.04	.08	—	—	—	11.43	.71		146.89				.66		1.00		.31
12/31/14	11.43	.12	.08	.20	(.09)	(.19)	(.28)	11.35	1.77		79.87				.69		1.02		1.01
12/31/13[3,15]	10.00	.12	1.37	1.49	(.06)	—	(.06)	11.43	14.94	[5,11]	28		1.05	[6,11]	.52	[6,11]	.85	[6,11]	1.69	[6,11]

196      American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions							Ratio of expenses		Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[13]	Net assets, end of period (in millions)		to average net assets before waivers/ reimburse- ments		to average net assets after waivers/ reimburse- ments[13]		Net effective expense ratio[13,14]		Ratio of net income to average net assets[13]

Managed Risk International Fund

Class P1:
12/31/17	$8.89	$.11	$2.47	$2.58	$(.10)	$(.12)	$(.22)	$11.25	29.28%[11]	$—	[7]	.28%[11]		.20%[11]		.69%[11]		1.13%[11]
12/31/16	9.48	.10	(.35)	(.25)	(.12)	(.22)	(.34)	8.89	(2.59)[11]	—	[7]	.39	[11]	.23	[11]	.74	[11]	1.15	[11]
12/31/15	10.10	.18	(.80)	(.62)	— [8]	—	— [8]	9.48	(6.12)[11]	—	[7]	.45	[11]	.21	[11]	.72	[11]	1.75	[11]
12/31/14	10.82	.14	(.71)	(.57)	(.15)	—	(.15)	10.10	(5.31)[11]	—	[7]	.50	[11]	.25	[11]	.76	[11]	1.33	[11]
12/31/13[3,15]	10.00	.13	.78	.91	(.09)	—	(.09)	10.82	9.08 [5,11]	—	[7]	1.05	[6,11]	.23	[6,11]	.73	[6,11]	1.92	[6,11]
Class P2:
12/31/17	8.83	.11	2.41	2.52	(.08)	(.12)	(.20)	11.15	28.69	148.71				.63		1.12		1.03
12/31/16	9.43	.09	(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)	97.79				.63		1.14		.97
12/31/15	10.09	.13	(.79)	(.66)	— [8]	—	— [8]	9.43	(6.52)	83.90				.66		1.17		1.30
12/31/14	10.82	.16	(.77)	(.61)	(.12)	—	(.12)	10.09	(5.68)	46.91				.67		1.18		1.51
12/31/13[3,15]	10.00	.18	.72	.90	(.08)	—	(.08)	10.82	8.99 [5,11]	17		1.19	[6,11]	.44	[6,11]	.94	[6,11]	2.66	[6,11]

Managed Risk Blue Chip Income and Growth Fund

Class P1:
12/31/17	$11.67	$.19	$1.59	$1.78	$(.22)	$(.19)	$(.41)	$13.04	15.48%[11]	$—	[7]	.30%[11]		.25%[11]		.64%[11]		1.59%[11]
12/31/16	10.80	.20	1.25	1.45	(.21)	(.37)	(.58)	11.67	13.77 [11]	—	[7]	.43	[11]	.27	[11]	.67	[11]	1.83	[11]
12/31/15	11.70	.19	(1.02)	(.83)	(.07)	—	(.07)	10.80	(7.07)[11]	—	[7]	.50	[11]	.27	[11]	.66	[11]	1.64	[11]
12/31/14	11.05	.40	.55	.95	(.30)	—	(.30)	11.70	8.58 [11]	—	[7]	.50	[11]	.31	[11]	.70	[11]	3.43	[11]
12/31/13[3,15]	10.00	.20	1.01	1.21	(.16)	—	(.16)	11.05	12.16 [5,11]	—	[7]	.84	[6,11]	.24	[6,11]	.64	[6,11]	2.80	[6,11]
Class P2:
12/31/17	11.61	.17	1.55	1.72	(.18)	(.19)	(.37)	12.96	15.03	367.68				.63		1.02		1.43
12/31/16	10.76	.23	1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39	291.79				.63		1.03		2.04
12/31/15	11.67	.18	(1.05)	(.87)	(.04)	—	(.04)	10.76	(7.43)	137.89				.66		1.05		1.57
12/31/14	11.05	.50	.40	.90	(.28)	—	(.28)	11.67	8.10	98.88				.69		1.08		4.27
12/31/13[3,15]	10.00	.28	.92	1.20	(.15)	—	(.15)	11.05	12.05 [5,11]	26		1.04	[6,11]	.54	[6,11]	.94	[6,11]	3.91	[6,11]

Managed Risk Growth-Income Fund

Class P1:
12/31/17	$11.07	$.19	$2.03	$2.22	$(.13)	$(.50)	$(.63)	$12.66	20.64%[11]	$2.44%[11]				.37%[11]		.66%[11]		1.61%[11]
12/31/16	11.25	.16	.52	.68	(.16)	(.70)	(.86)	11.07	6.49 [11]	1.52			[11]	.36	[11]	.64	[11]	1.46	[11]
12/31/15	11.67	.25	(.63)	(.38)	(.04)	—	(.04)	11.25	(3.27)[11]	1.56			[11]	.31	[11]	.59	[11]	2.17	[11]
12/31/14	11.50	.35	.21	.56	(.14)	(.25)	(.39)	11.67	4.85 [11]	—	[7]	.45	[11]	.25	[11]	.52	[11]	2.94	[11]
12/31/13[3,15]	10.00	.14	1.47	1.61	(.11)	—	(.11)	11.50	16.15 [5,11]	—	[7]	.92	[6,11]	.23	[6,11]	.50	[6,11]	2.01	[6,11]
Class P2:
12/31/17	11.02	.13	2.05	2.18	(.12)	(.50)	(.62)	12.58	20.40	206.70				.63		.92		1.08
12/31/16	11.22	.12	.52	.64	(.14)	(.70)	(.84)	11.02	6.08	160.79				.63		.91		1.13
12/31/15	11.65	.12	(.54)	(.42)	(.01)	—	(.01)	11.22	(3.64)	122.89				.66		.94		1.04
12/31/14	11.50	.16	.35	.51	(.11)	(.25)	(.36)	11.65	4.42	76.87				.69		.96		1.38
12/31/13[3,15]	10.00	.20	1.40	1.60	(.10)	—	(.10)	11.50	16.04 [5,11]	24		1.09	[6,11]	.50	[6,11]	.77	[6,11]	2.73	[6,11]

See end of tables for footnotes.

American Funds Insurance Series        197

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses	Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[13]	Net assets, end of period (in millions)	to average net assets before waivers/ reimburse- ments	to average net assets after waivers/ reimburse- ments[13]		Net effective expense ratio[13,14]		Ratio of net income to average net assets[13]

Managed Risk Asset Allocation Fund

Class P1:
12/31/17	$12.02	$.19	$1.60	$1.79	$(.10)	$(.12)	$(.22)	$13.59	15.06%	$1,656.43%		.38%		.66%		1.45%
12/31/16	11.72	.19	.67	.86	(.19)	(.37)	(.56)	12.02	7.57	1,217.43		.38		.66		1.65
12/31/15	12.29	.25	(.34)	(.09)	(.22)	(.26)	(.48)	11.72	(.83)	712.54		.40		.68		2.06
12/31/14	11.93	.13	.26	.39	(.03)	—	(.03)	12.29	3.24	277.53		.48		.76		1.04
12/31/13	9.99	.27	1.81	2.08	(.14)	—	(.14)	11.93	20.82 [11]	112.55	[11]	.47	[11]	.75	[11]	2.37	[11]
Class P2:
12/31/17	12.01	.15	1.61	1.76	(.10)	(.12)	(.22)	13.55	14.80	2,798.68		.63		.91		1.13
12/31/16	11.71	.14	.69	.83	(.16)	(.37)	(.53)	12.01	7.27	2,342.68		.63		.91		1.20
12/31/15	12.27	.14	(.26)	(.12)	(.18)	(.26)	(.44)	11.71	(1.07)	1,953.79		.66		.94		1.16
12/31/14	11.93	.16	.19	.35	(.01)	—	(.01)	12.27	2.91	1,780.79		.73		1.01		1.33
12/31/13	9.99	.28	1.77	2.05	(.11)	—	(.11)	11.93	20.58 [11]	795.80	[11]	.73	[11]	1.01	[11]	2.43	[11]

198       American Funds Insurance Series

Portfolio turnover rate for all share classes	Period ended December 31
excluding mortgage dollar roll transactions[16]	2017	2016	2015	2014			2013

Capital Income Builder	59%	41%	38%	24%[5,10]
Asset Allocation Fund	39	43	28	42
Global Balanced Fund	28	43	36	40
Bond Fund	153	108	141	121			Not available
Global Bond Fund	74	70	88	134
Mortgage Fund	98	113	138	108
U.S. Government/AAA-Rated Securities Fund	120	273	352	88

Portfolio turnover rate for all share classes		Period ended December 31
including mortgage dollar roll transactions, if applicable[16]		2017	2016	2015	2014		2013

Global Growth Fund		31%	27%	29%	22%		39%
Global Small Capitalization Fund		33	40	36	28		36
Growth Fund		24	26	20	29		19
International Fund		29	31	37	18		21
New World Fund		56	32	39	36		43
Blue Chip Income and Growth Fund		34	30	26	37		30
Global Growth and Income Fund		41	57	37	28		31
Growth-Income Fund		27	27	25	25		19
International Growth and Income Fund		51	32	35	34		34
Capital Income Builder Fund		88	53	128	35	[5,10]
Asset Allocation Fund		85	83	76	88		74
Global Balanced Fund		41	65	76	73		81
Bond Fund		502	375	434	365		354
Global Bond Fund		105	154	159	200		213
High-Income Bond Fund		78	89	66	54		64
Mortgage Fund		680	713	1103	790		715
Ultra-Short Bond Fund		— [17]	— [12,17]	N/A	N/A		N/A
U.S. Government/AAA-Rated Securities Fund		551	539	901	387		621
Managed Risk Growth Fund		25	15	16	22		10	[3,5,15]
Managed Risk International Fund		25	26	15	22		6	[3,5,15]
Managed Risk Blue Chip Income and Growth Fund		32	9	20	22		3	[3,5,15]
Managed Risk Growth-Income Fund		26	14	11	28		2	[3,5,15]
Managed Risk Asset Allocation Fund		1	3	3	3		3

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2014, reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.
[3]	Based on operations for a period that is less than a full year.
[4]	Class 1A shares began investment operations on January 6, 2017.
[5]	Not annualized.
[6]	Annualized.
[7]	Amount less than $1 million.
[8]	Amount less than $.01.
[9]	Amount less than .01%.
[10]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[11]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[12]	On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.
[13]	This column reflects the impact of certain waivers/reimbursements by CRMC. CRMC waived a portion of investment advisory services fees for all of the managed risk funds. CRMC also reimbursed a portion of miscellaneous fees and expenses during some of the periods shown for some of the managed risk funds.
[14]	Ratio reflects weighted average net expense ratio of the underlying fund for the period presented. See Expense Example for further information regarding fees and expenses.
[15]	For the period May 1, 2013, commencement of operations, through December 31, 2013.
[16]	Refer to Note 5 for further information on mortgage dollar rolls.
[17]	Amount is either less than 1% or there is no turnover.

See Notes to Financial Statements

American Funds Insurance Series       199

Report of Independent Registered Public Accounting Firm

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including summary investment portfolios of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, Ultra-Short Bond Fund, U.S. Government/AAA-Rated Securities Fund and investment portfolios for Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the "Funds") as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated herein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the periods indicated herein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Los Angeles, California
February 9, 2018

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

200       American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2017, through December 31, 2017).

Actual expenses:
The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series       201

	Beginning	Ending	Expenses		Annualized
	account value	account value	paid during		expense
	7/1/2017	12/31/2017	period	[1]	ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,109.92	$2.98		.56%
Class 1 – assumed 5% return	1,000.00	1,022.38	2.85		.56
Class 1A – actual return	1,000.00	1,108.56	4.25		.80
Class 1A – assumed 5% return	1,000.00	1,021.17	4.08		.80
Class 2 – actual return	1,000.00	1,108.84	4.31		.81
Class 2 – assumed 5% return	1,000.00	1,021.12	4.13		.81
Class 4 – actual return	1,000.00	1,106.95	5.63		1.06
Class 4 – assumed 5% return	1,000.00	1,019.86	5.40		1.06
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,118.73	$3.95		.74%
Class 1 – assumed 5% return	1,000.00	1,021.48	3.77		.74
Class 1A – actual return	1,000.00	1,117.26	5.18		.97
Class 1A – assumed 5% return	1,000.00	1,020.32	4.94		.97
Class 2 – actual return	1,000.00	1,117.00	5.28		.99
Class 2 – assumed 5% return	1,000.00	1,020.21	5.04		.99
Class 4 – actual return	1,000.00	1,116.02	6.61		1.24
Class 4 – assumed 5% return	1,000.00	1,018.95	6.31		1.24
Growth Fund
Class 1 – actual return	$1,000.00	$1,116.99	$1.87		.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79		.35
Class 1A – actual return	1,000.00	1,115.57	3.15		.59
Class 1A – assumed 5% return	1,000.00	1,022.23	3.01		.59
Class 2 – actual return	1,000.00	1,115.54	3.20		.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06		.60
Class 3 – actual return	1,000.00	1,115.90	2.83		.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70		.53
Class 4 – actual return	1,000.00	1,114.18	4.53		.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33		.85
International Fund
Class 1 – actual return	$1,000.00	$1,115.85	$2.83		.53%
Class 1 – assumed 5% return	1,000.00	1,022.53	2.70		.53
Class 1A – actual return	1,000.00	1,114.40	4.16		.78
Class 1A – assumed 5% return	1,000.00	1,021.27	3.97		.78
Class 2 – actual return	1,000.00	1,114.72	4.16		.78
Class 2 – assumed 5% return	1,000.00	1,021.27	3.97		.78
Class 3 – actual return	1,000.00	1,114.58	3.78		.71
Class 3 – assumed 5% return	1,000.00	1,021.63	3.62		.71
Class 4 – actual return	1,000.00	1,113.20	5.49		1.03
Class 4 – assumed 5% return	1,000.00	1,020.01	5.24		1.03
New World Fund
Class 1 – actual return	$1,000.00	$1,132.10	$4.19		.78%
Class 1 – assumed 5% return	1,000.00	1,021.27	3.97		.78
Class 1A – actual return	1,000.00	1,130.42	5.42		1.01
Class 1A – assumed 5% return	1,000.00	1,020.11	5.14		1.01
Class 2 – actual return	1,000.00	1,130.73	5.53		1.03
Class 2 – assumed 5% return	1,000.00	1,020.01	5.24		1.03
Class 4 – actual return	1,000.00	1,128.90	6.87		1.28
Class 4 – assumed 5% return	1,000.00	1,018.75	6.51		1.28

202       American Funds Insurance Series

	Beginning	Ending	Expenses		Annualized
	account value	account value	paid during		expense
	7/1/2017	12/31/2017	period	[1]	ratio
Blue Chip Income and Growth Fund
Class 1 – actual return	$1,000.00	$1,108.43	$2.18		.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09		.41
Class 1A – actual return	1,000.00	1,107.22	3.45		.65
Class 1A – assumed 5% return	1,000.00	1,021.93	3.31		.65
Class 2 – actual return	1,000.00	1,106.66	3.50		.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36		.66
Class 4 – actual return	1,000.00	1,105.98	4.83		.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63		.91
Global Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,100.31	$3.39		.64%
Class 1 – assumed 5% return	1,000.00	1,021.98	3.26		.64
Class 1A – actual return	1,000.00	1,099.92	4.55		.86
Class 1A – assumed 5% return	1,000.00	1,020.87	4.38		.86
Class 2 – actual return	1,000.00	1,099.08	4.71		.89
Class 2 – assumed 5% return	1,000.00	1,020.72	4.53		.89
Class 4 – actual return	1,000.00	1,098.18	6.03		1.14
Class 4 – assumed 5% return	1,000.00	1,019.46	5.80		1.14
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,116.34	$1.49		.28%
Class 1 – assumed 5% return	1,000.00	1,023.79	1.43		.28
Class 1A – actual return	1,000.00	1,114.88	2.83		.53
Class 1A – assumed 5% return	1,000.00	1,022.53	2.70		.53
Class 2 – actual return	1,000.00	1,114.95	2.83		.53
Class 2 – assumed 5% return	1,000.00	1,022.53	2.70		.53
Class 3 – actual return	1,000.00	1,114.98	2.45		.46
Class 3 – assumed 5% return	1,000.00	1,022.89	2.35		.46
Class 4 – actual return	1,000.00	1,113.47	4.16		.78
Class 4 – assumed 5% return	1,000.00	1,021.27	3.97		.78
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,084.53	$3.42		.65%
Class 1 – assumed 5% return	1,000.00	1,021.93	3.31		.65
Class 1A – actual return	1,000.00	1,083.17	4.83		.92
Class 1A – assumed 5% return	1,000.00	1,020.57	4.69		.92
Class 2 – actual return	1,000.00	1,082.65	4.72		.90
Class 2 – assumed 5% return	1,000.00	1,020.67	4.58		.90
Class 4 – actual return	1,000.00	1,081.77	6.03		1.15
Class 4 – assumed 5% return	1,000.00	1,019.41	5.85		1.15
Capital Income Builder
Class 1 – actual return	$1,000.00	$1,046.34	$2.84		.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80		.55
Class 1A – actual return	1,000.00	1,045.28	4.12		.80
Class 1A – assumed 5% return	1,000.00	1,021.17	4.08		.80
Class 2 – actual return	1,000.00	1,045.17	4.12		.80
Class 2 – assumed 5% return	1,000.00	1,021.17	4.08		.80
Class 4 – actual return	1,000.00	1,043.83	5.41		1.05
Class 4 – assumed 5% return	1,000.00	1,019.91	5.35		1.05

See end of tables for footnotes.

American Funds Insurance Series       203

	Beginning	Ending	Expenses		Annualized
	account value	account value	paid during		expense
	7/1/2017	12/31/2017	period	[1]	ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,075.96	$1.52		.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48		.29
Class 1A – actual return	1,000.00	1,074.67	2.77		.53
Class 1A – assumed 5% return	1,000.00	1,022.53	2.70		.53
Class 2 – actual return	1,000.00	1,074.53	2.82		.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75		.54
Class 3 – actual return	1,000.00	1,074.80	2.46		.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40		.47
Class 4 – actual return	1,000.00	1,073.03	4.13		.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02		.79
Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,078.42	$3.82		.73%
Class 1 – assumed 5% return	1,000.00	1,021.53	3.72		.73
Class 1A – actual return	1,000.00	1,077.23	5.08		.97
Class 1A – assumed 5% return	1,000.00	1,020.32	4.94		.97
Class 2 – actual return	1,000.00	1,076.06	5.13		.98
Class 2 – assumed 5% return	1,000.00	1,020.27	4.99		.98
Class 4 – actual return	1,000.00	1,075.47	6.43		1.23
Class 4 – assumed 5% return	1,000.00	1,019.00	6.26		1.23
Bond Fund
Class 1 – actual return	$1,000.00	$1,012.27	$1.93		.38%
Class 1 – assumed 5% return	1,000.00	1,023.29	1.94		.38
Class 1A – actual return	1,000.00	1,010.94	3.19		.63
Class 1A – assumed 5% return	1,000.00	1,022.03	3.21		.63
Class 2 – actual return	1,000.00	1,011.27	3.19		.63
Class 2 – assumed 5% return	1,000.00	1,022.03	3.21		.63
Class 4 – actual return	1,000.00	1,009.80	4.46		.88
Class 4 – assumed 5% return	1,000.00	1,020.77	4.48		.88
Global Bond Fund
Class 1 – actual return	$1,000.00	$1,019.28	$2.85		.56%
Class 1 – assumed 5% return	1,000.00	1,022.38	2.85		.56
Class 1A – actual return	1,000.00	1,018.24	3.82		.75
Class 1A – assumed 5% return	1,000.00	1,021.42	3.82		.75
Class 2 – actual return	1,000.00	1,018.21	4.12		.81
Class 2 – assumed 5% return	1,000.00	1,021.12	4.13		.81
Class 4 – actual return	1,000.00	1,016.69	5.39		1.06
Class 4 – assumed 5% return	1,000.00	1,019.86	5.40		1.06
High-Income Bond Fund
Class 1 – actual return	$1,000.00	$1,025.31	$2.55		.50%
Class 1 – assumed 5% return	1,000.00	1,022.68	2.55		.50
Class 1A – actual return	1,000.00	1,023.44	3.72		.73
Class 1A – assumed 5% return	1,000.00	1,021.53	3.72		.73
Class 2 – actual return	1,000.00	1,023.54	3.83		.75
Class 2 – assumed 5% return	1,000.00	1,021.42	3.82		.75
Class 3 – actual return	1,000.00	1,024.55	3.47		.68
Class 3 – assumed 5% return	1,000.00	1,021.78	3.47		.68
Class 4 – actual return	1,000.00	1,022.46	5.10		1.00
Class 4 – assumed 5% return	1,000.00	1,020.16	5.09		1.00

204       American Funds Insurance Series

	Beginning	Ending	Expenses		Annualized
	account value	account value	paid during		expense
	7/1/2017	12/31/2017	period	[1]	ratio
Mortgage Fund
Class 1 – actual return	$1,000.00	$999.60	$2.52		.50%
Class 1 – assumed 5% return	1,000.00	1,022.68	2.55		.50
Class 1A – actual return	1,000.00	998.01	3.63		.72
Class 1A – assumed 5% return	1,000.00	1,021.58	3.67		.72
Class 2 – actual return	1,000.00	998.48	3.78		.75
Class 2 – assumed 5% return	1,000.00	1,021.42	3.82		.75
Class 4 – actual return	1,000.00	997.26	5.03		1.00
Class 4 – assumed 5% return	1,000.00	1,020.16	5.09		1.00
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,003.97	$1.87		.37%
Class 1 – assumed 5% return	1,000.00	1,023.34	1.89		.37
Class 1A – actual return	1,000.00	1,004.05	1.77		.35
Class 1A – assumed 5% return	1,000.00	1,023.44	1.79		.35
Class 2 – actual return	1,000.00	1,003.68	3.08		.61
Class 2 – assumed 5% return	1,000.00	1,022.13	3.11		.61
Class 3 – actual return	1,000.00	1,003.57	2.73		.54
Class 3 – assumed 5% return	1,000.00	1,022.48	2.75		.54
Class 4 – actual return	1,000.00	1,001.58	4.34		.86
Class 4 – assumed 5% return	1,000.00	1,020.87	4.38		.86
U.S. Government/AAA-Rated Securities Fund
Class 1 – actual return	$1,000.00	$999.63	$1.81		.36%
Class 1 – assumed 5% return	1,000.00	1,023.39	1.84		.36
Class 1A – actual return	1,000.00	998.61	2.97		.59
Class 1A – assumed 5% return	1,000.00	1,022.23	3.01		.59
Class 2 – actual return	1,000.00	998.34	3.07		.61
Class 2 – assumed 5% return	1,000.00	1,022.13	3.11		.61
Class 3 – actual return	1,000.00	998.91	2.72		.54
Class 3 – assumed 5% return	1,000.00	1,022.48	2.75		.54
Class 4 – actual return	1,000.00	996.62	4.33		.86
Class 4 – assumed 5% return	1,000.00	1,020.87	4.38		.86

See end of tables for footnotes.

American Funds Insurance Series       205

	Beginning	Ending	Expenses			Effective		Effective
	account value	account value	paid during		Annualized	expenses paid		annualized
	7/1/2017	12/31/2017	period	[1,2]	expense ratio [2]	during period	[3]	expense ratio [4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,106.28	$1.91		.36%	$3.72		.70%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84		.36	3.57		.70
Class P2 – actual return	1,000.00	1,106.06	3.34		.63	5.15		.97
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21		.63	4.94		.97
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,106.19	$.90		.17%	$3.66		.69%
Class P1 – assumed 5% return	1,000.00	1,024.35	.87		.17	3.52		.69
Class P2 – actual return	1,000.00	1,103.96	3.34		.63	5.94		1.12
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21		.63	5.70		1.12
Managed Risk Blue Chip Income and Growth Fund
Class P1 – actual return	$1,000.00	$1,096.01	$1.22		.23%	$3.38		.64%
Class P1 – assumed 5% return	1,000.00	1,024.05	1.17		.23	3.26		.64
Class P2 – actual return	1,000.00	1,094.42	3.33		.63	5.38		1.02
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21		.63	5.19		1.02
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,105.67	$1.96		.37%	$3.50		.66%
Class P1 – assumed 5% return	1,000.00	1,023.34	1.89		.37	3.36		.66
Class P2 – actual return	1,000.00	1,103.51	3.34		.63	4.88		.92
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21		.63	4.69		.92
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,070.08	$1.98		.38%	$3.44		.66%
Class P1 – assumed 5% return	1,000.00	1,023.29	1.94		.38	3.36		.66
Class P2 – actual return	1,000.00	1,068.61	3.28		.63	4.74		.91
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21		.63	4.63		.91

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

206       American Funds Insurance Series

Approval of Investment Advisory and Service Agreement — American Funds Insurance Series

American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2019. The agreement was amended to add an additional advisory fee breakpoint for New World Fund when the fund’s net assets exceed $4 billion, for Blue Chip Income and Growth Fund when the fund’s net assets exceed $10.5 billion, and for Bond Fund when the fund’s net assets exceed $13 billion. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined in the exercise of their business judgment that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services
The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under each fund’s agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results
The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through June 30, 2017. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Global Growth Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were higher than all of the comparisons.

Global Small Capitalization Fund seeks to provide long-term growth of capital by investing primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Small/Mid-Cap Funds Average and (ii) the MSCI All Country World Small Cap Index. They noted that the fund’s investment results were higher than the benchmarks for the six-month period and over the lifetime of the fund since April 30, 1998, below the benchmarks for the one-year, three-year, five-year and 10-year periods, and were mixed for the 15-year period.

American Funds Insurance Series       207

Growth Fund seeks to provide growth of capital by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Capital Appreciation Funds Average, (ii) the Lipper Growth Funds Average and (iii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than all of the comparisons.

International Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies domiciled outside the United States. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average and (ii) the MSCI All Country World Index ex USA. They noted that the fund’s investment results were higher than all of the comparisons.

New World Fund seeks long-term capital appreciation by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Emerging Markets Funds Average, (ii) the MSCI All Country World Index and (iii) the MSCI Emerging Markets Index. They noted that the fund’s investment results were higher than the benchmarks over the 10-year period and lifetime of the fund since June 17, 1999, below the benchmarks for the one-year period, and mixed for the six-month, three-year, five-year and 15-year periods.

Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal by investing primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States, with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were above both benchmarks over the five-year period, below the benchmarks for the six-month period, and mixed for the one-year, three-year and 10-year periods and lifetime of the fund since July 5, 2001.

Global Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in well-established companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were higher than all of the comparisons.

Growth-Income Fund seeks to provide long-term growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were higher than both benchmarks over the six-month, one-year, five-year and 20-year periods and lifetime of the fund since February 8, 1984, and were mixed for the three-year, 10-year and 15-year periods.

International Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in stocks of larger, well-established companies domiciled outside the United States, including in developing countries. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average and (ii) the MSCI All Country World Index ex USA. They noted that the fund’s investment results were higher than both benchmarks over the six-month period and lifetime of the fund since November 18, 2008, and were below the benchmarks for the one-year and three-year periods.

208       American Funds Insurance Series

Capital Income Builder seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Equity Income Funds Average, (ii) the MSCI All Country World Index, (iii) the Bloomberg Barclays U.S. Aggregate Index and (iv) a customized index composed of 70% MSCI index and 30% Bloomberg Barclays index. They noted that for all periods, the fund’s investment results were above the Bloomberg Barclays index and below all other benchmarks.

Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term by investing in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Balanced Funds Average, (ii) the Bloomberg Barclays U.S. Aggregate Index, (iii) the Standard & Poor’s 500 Composite Index and (iv) a customized index composed of 60% S&P 500 index and 40% Bloomberg Barclays index. They noted that for the 20-year period, the fund’s investment results were above all benchmarks, and for the six-month, one-year, three-year, five-year and 15-year periods, the fund’s investment results were above all benchmarks except the S&P 500 index. They also noted that for the 10-year period and lifetime of the fund since August 1, 1989, the fund’s investment results were mixed.

Global Balanced Fund seeks the balanced accomplishment of three objectives — long-term growth of capital, conservation of principal and current income — by investing in equity and debt securities of companies around the world that offer the opportunity for growth and/or provide dividend income, while also constructing its portfolio to protect principal and limit volatility. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Flexible Portfolio Funds Average, (ii) the Bloomberg Barclays Global Aggregate Bond Index, (iii) the MSCI All Country World Index and (iv) a customized index composed of 60% MSCI index and 40% Bloomberg Barclays index. They noted that the fund’s results were above all benchmarks except the MSCI index for all periods.

Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Core Bond Funds Average and (ii) the Bloomberg Barclays U.S. Aggregate Index. They noted that the fund’s investment results were above the Lipper average and the Bloomberg Barclays index for the six-month, three-year, five-year and 15-year periods, but below both benchmarks for the 10-year and 20-year periods, and mixed for the one-year period and for the lifetime of the fund since January 2, 1996.

American Funds Insurance Series       209

Global Bond Fund seeks to provide a high level of total return by investing primarily in debt securities of governmental, supranational and corporate issuers domiciled in various countries and denominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Income Funds Index and (ii) the Bloomberg Barclays Global Aggregate Bond Index. They noted that the fund’s results were higher than both benchmarks for the six-month and 10-year periods and for the lifetime of the fund since October 4, 2006. They also noted that the fund’s investment results were mixed for the one-year, three-year and five-year periods.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper High Yield Funds Average and (ii) the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index. They noted that the fund’s investment results were higher than both benchmarks for the one-year period, higher than the Lipper average over the lifetime of the fund since February 8, 1984 (data for the Bloomberg Barclays index was not available for the period), below both benchmarks for the 10-year period, and were mixed for the six-month, three-year, five-year, 15-year and 20-year periods.

Mortgage Fund seeks to provide current income and preservation of capital by investing in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper GNMA Funds Average, (ii) the Lipper Intermediate U.S. Government Funds Average and (iii) the Bloomberg Barclays U.S. Mortgage-Backed Securities Index. They noted that the fund’s investment results were higher than all of the comparisons.

Ultra-Short Bond Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Ultra-Short Obligation Funds Average, (ii) the Lipper Money Market Funds Average and (iii) the Bloomberg Barclays Short-Term Government/Corporate Index. They noted that the fund’s investment results were lower than all the benchmarks for the three-year, five-year, 10-year and 20-year periods, and were mixed for the six-month period and lifetime of the fund since February 8, 1984.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper General U.S. Government Funds Average and (ii) the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index. They noted that the fund’s investment results were above both benchmarks for the six-month, one-year, three-year and five-year periods. They also noted that the fund’s results were above the Lipper average but below the Bloomberg Barclays index for the 10-year, 15-year and 20-year periods, as well as over the lifetime of the fund since December 2, 1985.

210       American Funds Insurance Series

The board and the committee concluded that each fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the funds indicated that its continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses
The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that the expenses of each fund were less than the median fees and expenses of the other funds included in its Lipper category described above. They also observed that each fund’s advisory fees were at or less than the median fees of the other funds included in its Lipper category, other than the Mortgage Fund, Bond Fund and Ultra-Short Bond Fund.

The board and the committee also considered the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. The board and the committee noted that CRMC had agreed to additional breakpoints for the advisory fee schedules of AFIS — New World Fund, AFIS — Blue Chip Income and Growth Fund and AFIS — Bond Fund. In addition, they reviewed information regarding advisory fees charged to clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by each fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services provided, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the funds.

4. Ancillary benefits
The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the funds. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information
The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They also considered CRMC’s sharing of any economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders. The board and the committee concluded that each fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the funds indicated that its continued management should benefit each fund and its shareholders.

American Funds Insurance Series       211

Approval of Investment Advisory and Service Agreement and Subadvisory Agreement — American Funds Insurance Series Managed Risk Funds

American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “advisory agreement”) with Capital Research and Management Company (“CRMC”) with respect to the Managed Risk Funds for an additional one-year term through January 31, 2019. The board has also approved the series’ Subadvisory Agreement (the “subadvisory agreement”) with CRMC and Milliman Financial Risk Management LLC (“Milliman FRM”) with respect to these funds for the same term. The advisory and subadvisory agreements are jointly referred to below as the “agreements.” The board approved the agreements following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined in the exercise of their business judgment that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreements was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreements, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services
The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of the oversight of Milliman FRM’s services provided by CRMC, the administrative, compliance and shareholder services provided by CRMC to the funds under the agreements and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

The board and the committee also considered the depth and quality of Milliman FRM’s investment management process, including its experience in applying the Milliman Managed Risk Strategy to other funds of the series and risk management services for other clients; the experience, capability and integrity of its senior management and other personnel; and the services provided to each fund under the subadvisory agreement. The board and the committee concluded that the nature, extent and quality of the services provided by Milliman FRM have benefited and should continue to benefit each fund and its shareholders.

2. Investment results
The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through June 30, 2017. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Managed Risk Growth Fund seeks to provide growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Standard & Poor’s 500 Composite Index and (ii) the Standard & Poor’s 500 Managed Risk Index — Moderate Aggressive. They noted that the fund’s investment results were above both benchmarks for the three-month, six-month and one-year periods, and below both benchmarks for the three-year period and lifetime of the fund since May 1, 2013.

212       American Funds Insurance Series

Managed Risk International Fund seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the MSCI All Country World Index ex USA and (ii) the Standard & Poor’s EPAC Ex. Korea LargeMidCap Managed Risk Index — Moderate Aggressive. They noted that the fund’s investment results were above both benchmarks for the three-month and six-month periods. They also noted that for the one-year and three-year periods, the fund’s investment results were above the S&P EPAC index and below the MSCI index, and for the lifetime of the fund since May 1, 2013, the fund’s results were below both the MSCI index and the S&P EPAC index.

Managed Risk Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Standard & Poor’s 500 Composite Index and (ii) the Standard & Poor’s 500 Managed Risk Index — Moderate Aggressive. They noted that the fund’s investment results were lower than all of the comparisons.

Managed Risk Growth-Income Fund seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Standard & Poor’s 500 Composite Index and (ii) the Standard & Poor’s 500 Managed Risk Index — Moderate Aggressive. They noted that the fund’s investment results were below all benchmarks for the three-month and three-year periods and for the lifetime of the fund since May 1, 2015, and were mixed for the six-month and one-year periods.

Managed Risk Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Bloomberg Barclays U.S. Aggregate Index, (ii) the Standard & Poor’s 500 Composite Index and (iii) the Standard & Poor’s 500 Managed Risk Index — Moderate. They noted that the fund’s investment results were higher than the Bloomberg Barclays index for all periods, but below both S&P 500 indexes for the three-month and three-year periods and for the lifetime of the fund since October 1, 2012. They also noted the fund’s investment results were mixed for the six-month and one-year periods.

The board and the committee also considered the volatility of the funds compared with the Standard & Poor’s 500 Managed Risk indexes noted above, and those of a group of funds with volatility management strategies identified by management for the three-month, six-month, one-year and three-year periods and lifetime of the fund, through June 30, 2017. They noted that the volatility of Managed Risk Growth Fund, Managed Risk Blue Chip Income and Growth Fund, and Managed Risk Growth-Income Fund was greater than that of the S&P 500 Managed Risk indexes and most of the selected funds for all periods. They also noted that the volatility of Managed Risk International Fund was lower than all comparisons, except for the S&P 500 Managed Risk index for the six-month period. In addition, they noted that the volatility of Managed Risk Asset Allocation Fund was lower than that of the S&P 500 Managed Risk index for all periods, and lower than most of the selected funds for all periods, except for the three-year period and lifetime of the fund through June 30, 2017. The board and the committee also noted, however, that for those periods the equity markets did not sustain large market declines of the type that Milliman FRM’s volatility management program was designed to protect against. The board and the committee concluded that each fund’s investment results, and the results of the services provided by Milliman FRM, have been satisfactory for renewal of the agreement, and that CRMC’s and Milliman FRM’s record in managing the funds indicated that their continued management should benefit each fund and its shareholders.

American Funds Insurance Series       213

3. Advisory fees and total expenses
The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. The board and the committee noted CRMC’s waiver of a portion of the advisory fee payable by each fund under the advisory agreement, CRMC’s commitment not to remove the waiver without board approval and CRMC’s agreement to pay the fees due Milliman FRM under the subadvisory agreement. They observed that the total advisory fees and expenses for Managed Risk Growth Fund were lower than the median and average for the Lipper Growth Funds Average (variable insurance), and that the total advisory fees and expenses for Managed Risk International Fund were lower than the median and average for the Lipper International Funds Average (variable insurance), and that the total advisory fees and expenses for Managed Risk Blue Chip Income and Growth Fund were at or slightly above the median of the Lipper Growth and Income Funds Average (variable insurance). They also noted that the total advisory fees and expenses for Managed Risk Growth-Income Fund were lower than the median and average for the Lipper Growth and Income Funds Average (variable insurance), and that the total advisory fees and expenses for Managed Risk Asset Allocation Fund were lower than the Lipper Flexible Portfolio Funds Average (variable insurance).

The board and the committee also considered the breakpoint discounts in each underlying fund’s advisory fee structure that reduce the level of fees charged by CRMC to the underlying fund as its assets increase. In addition, they reviewed information regarding advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fee schedule for the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and marketing differences between advising the funds and the other clients. They also reviewed the fees paid to Milliman FRM by other funds which it advised or subadvised. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services that CRMC provided, directly and through Milliman FRM, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by the funds.

4. Ancillary benefits
The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the funds. The board and the committee also reviewed similar ancillary benefits received by Milliman FRM as a result of its relationship with the series. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by the funds.

5. Adviser financial information
The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They also considered CRMC’s sharing of any economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

214       American Funds Insurance Series

Board of trustees and other officers

Independent trustees[1]

	Year first		Number of
	elected		portfolios in fund
	a trustee		complex overseen	Other directorships[3]
Name and year of birth	of the series[2]	Principal occupation(s) during past five years	by trustee	held by trustee
William H. Baribault, 1945	2009	CEO and President, Richard Nixon Foundation;	80	General Finance
		Chairman of the Board and CEO, Oakwood		Corporation
		Enterprises (private investment and consulting)
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of	80	Mercury General
		Business, University of Southern California		Corporation
Nariman Farvardin, PhD, 1956	2018	President, Stevens Institute of Technology	77	None
Leonard R. Fuller, 1946	1999	Private investor; former President and CEO, Fuller	80	None
		Consulting (financial management consulting)
Mary Davis Holt, 1950	2015–2016	Principal, Mary Davis Holt Enterprises, LLC (leadership	77	None
	2017	development consulting); former Partner, Flynn Heath
		Holt Leadership, LLC (leadership consulting); former
		COO, Time Life Inc. (1993–2003)
R. Clark Hooper, 1946	2010	Private investor	80	None
Chairman of the Board
(Independent and
Non-Executive)
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of	79	Mastercard Incorporated;
		International and Public Affairs		Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2010	Chair, California Jump$tart Coalition for Personal	76	None
		Financial Literacy; Part-time faculty, Pomona College;
		former Distinguished Professor of Accounting, University
		of Redlands; former Director, Accounting Program,
		University of Redlands
Frank M. Sanchez, 1943	2010	Principal, The Sanchez Family Corporation	76	None
		dba McDonald’s Restaurants (McDonald’s licensee)
Margaret Spellings, 1957	2010	President, The University of North Carolina; former President,	81	None
		George W. Bush Foundation; former President and CEO,
		Margaret Spellings & Company (public policy and strategic
		consulting); former President, U.S. Chamber Foundation and
		Senior Advisor to the President and CEO, U.S. Chamber of
		Commerce
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and	67	None
		Corporate Officer, The Estée Lauder Companies

We are deeply saddened by the loss of Dr. Steadman Upham, who passed away on July 30, 2017. Dr. Upham served as an independent trustee on the boards of several American Funds since 2001. His wise counsel and friendship will be missed.

Interested trustee[4,5]

Year first
	elected		Number of
	a trustee	Principal occupation(s) during past five years	portfolios in fund
Name, year of birth and	or officer	and positions held with affiliated entities or	complex overseen	Other directorships[3]
position with series	of the series[2]	the principal underwriter of the series	by trustee	held by trustee
Donald D. O’Neal, 1960	1998	Partner — Capital Research Global Investors, Capital	31	None
Vice Chairman of the Board		Research and Management Company; Director, Capital
Research and Management Company

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Insurance Series       215

Other officers[5]

	Year first
	elected
Name, year of birth and	an officer	Principal occupation(s) during past five years and positions held with affiliated entities
position with series	of the series[2]	or the principal underwriter of the series
Alan N. Berro, 1960	1998	Partner — Capital World Investors, Capital Research and Management Company;
President		Director, Capital Research and Management Company
Michael J. Downer, 1955	1991	Director, Senior Vice President and Secretary, Capital Research and Management Company;
Executive Vice President		Chairman of the Board, Capital Bank and Trust Company[6]
John H. Smet, 1956	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
Senior Vice President		Director, Capital Research and Management Company
Martin Jacobs, 1962	2016	Partner — Capital World Investors, Capital Research and Management Company
Vice President
Carl M. Kawaja, 1964	2008	Partner — Capital World Investors, Capital Research and Management Company;
Vice President		Director, The Capital Group Companies, Inc.[6]
Sung Lee, 1966	2008	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Vice President
S. Keiko McKibben, 1969	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Vice President
Maria T. Manotok Pathria, 1974	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and
Vice President		Management Company; Director, Capital Guardian Trust Company[6]
Renaud H. Samyn, 1974	2010	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Vice President
Dylan Yolles, 1969	2012	Partner — Capital International Investors, Capital Research and Management Company
Vice President
Steven I. Koszalka, 1964	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Secretary
Gregory F. Niland, 1971	2008	Vice President — Investment Operations, Capital Research and Management Company
Treasurer
Susan K. Countess, 1966	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Assistant Secretary
Brian C. Janssen, 1972	2015	Vice President — Investment Operations, Capital Research and Management Company
Assistant Treasurer
Dori Laskin, 1951	2010	Vice President — Investment Operations, Capital Research and Management Company
Assistant Treasurer

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Martin Jacobs, S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

Offices of the series and of the	Custodians of assets	Counsel
investment adviser	State Street Bank and Trust Company	Morgan, Lewis & Bockius LLP
Capital Research and Management Company	One Lincoln Street	300 South Grand Avenue, 22nd Floor
333 South Hope Street	Boston, MA 02111	Los Angeles, CA 90071-3132
Los Angeles, CA 90071-1406
	Bank of New York Mellon	Independent registered
6455 Irvine Center Drive	(Managed Risk Funds only)	public accounting firm
Irvine, CA 92618-4518	One Wall Street	PricewaterhouseCoopers LLP
	New York, NY 10286	601 South Figueroa Street
Investment subadviser		Los Angeles, CA 90017-3874
Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606

216       American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete December 31, 2017, portfolios of American Funds Insurance Series investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2018, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain rising market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2018 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group
The Capital Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record for American Funds Insurance Series®.

Aligned with investor success	The Capital System	Superior long-term track record

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series (AFIS) portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

AFIS equity funds have beaten their comparable Lipper indexes in 93% of 10-year periods and 100% of 20-year periods. AFIS fixed income funds have beaten comparable Lipper indexes in 69% of 10-year periods and 84% of 20-year periods.[2] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[3]

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2017.
[2]	Based on Class 1 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Global Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), Global Income Funds Index (Global Bond Fund), High Yield Funds Index (High-Income Bond Fund), Ultra-Short Obligation Funds Index (Ultra-Short Bond Fund) and General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund.
[3]	Based on management fees for the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.
Lit. No. INGEARX-998-0218P

ITEM 2. CODE OF ETHICS.

(a)

As of the end of the fiscal year, December 31, 2017, the Registrant had adopted a code of ethics (as defined in Item 2 of Form N-CSR) that applies to the Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b)	Not applicable
(c)	Not applicable
(d)	Not applicable
(e)	Not applicable
(f)(1) A copy of the Code of Ethics is attached hereto. (f)(2) Not applicable
(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES

These fees represent the aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements and amounted to the following for the fiscal years ended December 31, 2017 and 2016 (the “Reporting Periods”). These fees were billed to the registrant and were approved by the registrant’s audit committee.

2017: $1,801,493 2016: $2,034,683
(b)	AUDIT RELATED FEES:

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PwC for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940. In addition, amounts billed to control affiliates for service provider internal controls reviews were $110,200 and $106,517 for the fiscal years ended December 31, 2017 and 2016, respectively.

2017: $59,250 2016: $69,000

(c)	TAX FEES:
These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.
2017: $22,558 2016: $2,914
(d)	ALL OTHER FEES:
These fees represent other fees billed to the registrant for professional services performed by PWC related primarily to industry benchmarking and review of regulatory filings.
2017: $85,053 2016: $45,107
(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) ((i) (7) of Rule 2-01 of Regulation S-X:
Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.
(f)

According to the registrant’s principal accountant, for the fiscal period ended December 31, 2017, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)

The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $9,042,739 for the fiscal year ended December 31, 2017 and $4,669,620 for the fiscal year ended December 31, 2016.

(h)

The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Insert 6A-1 Main Portfolio of Investments
-2 Bond Portfolio of Investment

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

500 Index Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 97.2%
Consumer discretionary – 11.9%
Auto components – 0.2%
Aptiv PLC	57,901	$4,911,742
BorgWarner, Inc.	42,758	2,184,506
The Goodyear Tire & Rubber Company	53,111	1,716,016
		8,812,264
Automobiles – 0.5%
Ford Motor Company	848,666	10,599,838
General Motors Company	278,106	11,399,565
Harley-Davidson, Inc. (A)	36,704	1,867,500
		23,866,903
Distributors – 0.1%
Genuine Parts Company	32,083	3,048,206
LKQ Corp. (B)	67,554	2,747,421
		5,795,627
Diversified consumer services – 0.0%
H&R Block, Inc.	44,592	1,169,202
Hotels, restaurants and leisure – 1.8%
Carnival Corp.	88,398	5,866,975
Chipotle Mexican Grill, Inc. (B)	5,441	1,572,612
Darden Restaurants, Inc.	26,958	2,588,507
Hilton Worldwide Holdings, Inc.	43,750	3,493,875
Marriott International, Inc., Class A	66,647	9,045,997
McDonald’s Corp.	173,333	29,834,076
MGM Resorts International	110,616	3,693,468
Norwegian Cruise Line Holdings, Ltd. (B)	38,722	2,061,947
Royal Caribbean Cruises, Ltd.	37,299	4,449,025
Starbucks Corp.	309,385	17,767,981
Wyndham Worldwide Corp.	22,171	2,568,954
Wynn Resorts, Ltd.	17,321	2,920,147
Yum! Brands, Inc.	73,274	5,979,891
		91,843,455
Household durables – 0.4%
D.R. Horton, Inc.	74,387	3,798,944
Garmin, Ltd.	23,904	1,423,961
Leggett & Platt, Inc.	28,947	1,381,640
Lennar Corp., A Shares	44,087	2,788,062
Mohawk Industries, Inc. (B)	13,789	3,804,385
Newell Brands, Inc.	106,224	3,282,322
PulteGroup, Inc.	58,074	1,930,961
Whirlpool Corp.	15,706	2,648,660
		21,058,935
Internet and direct marketing retail – 2.8%
Amazon.com, Inc. (B)	86,973	101,712,314
Expedia, Inc.	26,910	3,223,011
Netflix, Inc. (B)	94,101	18,063,628
The Priceline Group, Inc. (B)	10,604	18,426,995
TripAdvisor, Inc. (B)	23,484	809,259
		142,235,207
Leisure products – 0.1%
Hasbro, Inc.	24,693	2,244,347
Mattel, Inc.	73,708	1,133,629
		3,377,976
Media – 2.7%
CBS Corp., Class B	78,924	4,656,516
Charter Communications, Inc., Class A (B)	42,165	14,165,753
Comcast Corp., Class A	1,014,183	40,618,029
Discovery Communications, Inc.,
Series A (A)(B)	32,823	734,579
Discovery Communications, Inc., Series C (B)	45,698	967,427
DISH Network Corp., Class A (B)	49,209	2,349,730
News Corp., Class A	83,238	1,349,288
News Corp., Class B	25,493	423,184

500 Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media (continued)
Omnicom Group, Inc.	50,319	$3,664,733
Scripps Networks Interactive, Inc., Class A	21,159	1,806,555
The Interpublic Group of Companies, Inc.	85,782	1,729,365
The Walt Disney Company	328,415	35,307,897
Time Warner, Inc.	169,302	15,486,054
Twenty-First Century Fox, Inc., Class A	229,869	7,937,377
Twenty-First Century Fox, Inc., Class B	94,786	3,234,098
Viacom, Inc., Class B	76,473	2,356,133
		136,786,718
Multiline retail – 0.4%
Dollar General Corp.	56,457	5,251,066
Dollar Tree, Inc. (B)	51,515	5,528,075
Kohl’s Corp.	36,829	1,997,237
Macy’s, Inc.	65,901	1,660,046
Nordstrom, Inc. (A)	25,268	1,197,198
Target Corp.	118,367	7,723,447
		23,357,069
Specialty retail – 2.2%
Advance Auto Parts, Inc.	15,884	1,583,476
AutoZone, Inc. (B)	5,979	4,253,281
Best Buy Company, Inc.	55,301	3,786,459
CarMax, Inc. (B)	39,496	2,532,878
Foot Locker, Inc.	26,944	1,263,135
L Brands, Inc.	54,110	3,258,504
Lowe’s Companies, Inc.	181,084	16,829,947
O’Reilly Automotive, Inc. (B)	18,488	4,447,104
Ross Stores, Inc.	84,058	6,745,655
Signet Jewelers, Ltd. (A)	13,113	741,540
The Gap, Inc.	47,380	1,613,763
The Home Depot, Inc.	253,915	48,124,510
The TJX Companies, Inc.	138,607	10,597,891
Tiffany & Company	22,130	2,300,414
Tractor Supply Company	27,602	2,063,250
Ulta Beauty, Inc. (B)	12,652	2,829,746
		112,971,553
Textiles, apparel and luxury goods – 0.7%
Hanesbrands, Inc. (A)	78,967	1,651,200
Michael Kors Holdings, Ltd. (B)	32,697	2,058,276
NIKE, Inc., Class B	285,712	17,871,286
PVH Corp.	16,904	2,319,398
Ralph Lauren Corp.	12,062	1,250,709
Tapestry, Inc.	61,420	2,716,607
Under Armour, Inc., Class A (A)(B)	40,491	584,285
Under Armour, Inc., Class C (A)(B)	40,526	539,806
VF Corp.	71,402	5,283,748
		34,275,315
		605,550,224
Consumer staples – 8.0%
Beverages – 1.9%
Brown-Forman Corp., Class B	42,326	2,906,526
Constellation Brands, Inc., Class A	37,529	8,578,004
Dr. Pepper Snapple Group, Inc.	39,388	3,822,999
Molson Coors Brewing Company, Class B	40,265	3,304,549
Monster Beverage Corp. (B)	89,900	5,689,771
PepsiCo, Inc.	309,436	37,107,565
The Coca-Cola Company	833,722	38,251,165
		99,660,579
Food and staples retailing – 1.8%
Costco Wholesale Corp.	95,108	17,701,501
CVS Health Corp.	220,300	15,971,750
Sysco Corp.	104,201	6,328,127
The Kroger Company	192,687	5,289,258
Walgreens Boots Alliance, Inc.	188,798	13,710,511

The accompanying notes are an integral part of the financial statements.	1

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

500 Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food and staples retailing (continued)
Wal-Mart Stores, Inc.	318,169	$31,419,189
		90,420,336
Food products – 1.2%
Archer-Daniels-Midland Company	121,939	4,887,315
Campbell Soup Company	41,799	2,010,950
Conagra Brands, Inc.	88,786	3,344,569
General Mills, Inc.	123,549	7,325,220
Hormel Foods Corp. (A)	58,198	2,117,825
Kellogg Company	53,809	3,657,936
McCormick & Company, Inc.	26,267	2,676,870
Mondelez International, Inc., Class A	324,912	13,906,234
The Hershey Company	30,493	3,461,260
The J.M. Smucker Company	24,623	3,059,162
The Kraft Heinz Company	130,008	10,109,422
Tyson Foods, Inc., Class A	64,695	5,244,824
		61,801,587
Household products – 1.6%
Church & Dwight Company, Inc.	54,132	2,715,802
Colgate-Palmolive Company	190,821	14,397,444
Kimberly-Clark Corp.	76,504	9,230,973
The Clorox Company	28,128	4,183,759
The Procter & Gamble Company	554,044	50,905,563
		81,433,541
Personal products – 0.2%
Coty, Inc., Class A (A)	103,892	2,066,412
The Estee Lauder Companies, Inc., Class A	48,583	6,181,701
		8,248,113
Tobacco – 1.3%
Altria Group, Inc.	414,917	29,629,223
Philip Morris International, Inc.	337,721	35,680,224
		65,309,447
		406,873,603
Energy – 5.9%
Energy equipment and services – 0.8%
Baker Hughes, a GE Company	93,954	2,972,705
Halliburton Company	189,652	9,268,293
Helmerich & Payne, Inc.	23,315	1,507,082
National Oilwell Varco, Inc.	82,723	2,979,682
Schlumberger, Ltd.	301,158	20,295,038
TechnipFMC PLC	95,307	2,984,062
		40,006,862
Oil, gas and consumable fuels – 5.1%
Anadarko Petroleum Corp.	118,995	6,382,892
Andeavor	31,293	3,578,042
Apache Corp.	82,780	3,494,972
Cabot Oil & Gas Corp.	101,001	2,888,629
Chesapeake Energy Corp. (B)	196,657	778,762
Chevron Corp.	413,020	51,705,974
Cimarex Energy Company	20,916	2,551,961
Concho Resources, Inc. (B)	32,496	4,881,549
ConocoPhillips	259,913	14,266,625
Devon Energy Corp.	114,331	4,733,303
EOG Resources, Inc.	125,712	13,565,582
EQT Corp.	53,251	3,031,047
Exxon Mobil Corp.	921,392	77,065,227
Hess Corp.	58,628	2,783,071
Kinder Morgan, Inc.	416,605	7,528,052
Marathon Oil Corp.	186,233	3,152,925
Marathon Petroleum Corp.	106,251	7,010,441
Newfield Exploration Company (B)	42,501	1,340,057
Noble Energy, Inc.	105,371	3,070,511
Occidental Petroleum Corp.	166,581	12,270,356

500 Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
ONEOK, Inc.	83,357	$4,455,432
Phillips 66	93,614	9,469,056
Pioneer Natural Resources Company	36,893	6,376,955
Range Resources Corp.	48,898	834,200
The Williams Companies, Inc.	179,061	5,459,570
Valero Energy Corp.	95,173	8,747,350
		261,422,541
		301,429,403
Financials – 14.4%
Banks – 6.4%
Bank of America Corp.	2,109,590	62,275,097
BB&T Corp.	171,618	8,532,847
Citigroup, Inc.	575,019	42,787,164
Citizens Financial Group, Inc.	107,105	4,496,268
Comerica, Inc.	37,742	3,276,383
Fifth Third Bancorp	153,523	4,657,888
Huntington Bancshares, Inc.	234,036	3,407,564
JPMorgan Chase & Co.	754,528	80,689,224
KeyCorp	234,936	4,738,659
M&T Bank Corp.	32,638	5,580,772
People’s United Financial, Inc.	74,758	1,397,975
Regions Financial Corp.	252,581	4,364,600
SunTrust Banks, Inc.	103,206	6,666,076
The PNC Financial Services Group, Inc.	103,464	14,928,821
U.S. Bancorp	342,841	18,369,421
Wells Fargo & Company	963,760	58,471,319
Zions Bancorporation	43,934	2,233,165
		326,873,243
Capital markets – 3.0%
Affiliated Managers Group, Inc.	12,020	2,467,105
Ameriprise Financial, Inc.	32,182	5,453,884
BlackRock, Inc.	26,858	13,797,223
Cboe Global Markets, Inc.	24,470	3,048,717
CME Group, Inc.	74,013	10,809,599
E*TRADE Financial Corp. (B)	58,892	2,919,276
Franklin Resources, Inc.	71,306	3,089,689
Intercontinental Exchange, Inc.	127,563	9,000,845
Invesco, Ltd.	88,414	3,230,648
Moody’s Corp.	36,234	5,348,501
Morgan Stanley	302,775	15,886,604
Nasdaq, Inc.	25,304	1,944,106
Northern Trust Corp.	46,806	4,675,451
Raymond James Financial, Inc.	27,801	2,482,629
S&P Global, Inc.	55,591	9,417,115
State Street Corp.	80,541	7,861,607
T. Rowe Price Group, Inc.	52,710	5,530,860
The Bank of New York Mellon Corp.	222,752	11,997,423
The Charles Schwab Corp.	259,482	13,329,590
The Goldman Sachs Group, Inc.	76,294	19,436,659
		151,727,531
Consumer finance – 0.8%
American Express Company	156,670	15,558,898
Capital One Financial Corp.	105,441	10,499,815
Discover Financial Services	79,050	6,080,526
Navient Corp.	58,650	781,218
Synchrony Financial	160,011	6,178,025
		39,098,482
Diversified financial services – 1.6%
Berkshire Hathaway, Inc., Class B (B)	418,473	82,949,718
Leucadia National Corp.	67,596	1,790,618
		84,740,336
Insurance – 2.6%
Aflac, Inc.	85,705	7,523,185

The accompanying notes are an integral part of the financial statements.	2

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

500 Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
American International Group, Inc.	195,807	$11,666,181
Aon PLC	54,340	7,281,560
Arthur J. Gallagher & Company	39,166	2,478,424
Assurant, Inc.	11,861	1,196,063
Brighthouse Financial, Inc. (B)	20,492	1,201,651
Chubb, Ltd.	100,877	14,741,143
Cincinnati Financial Corp.	32,349	2,425,205
Everest Re Group, Ltd.	8,911	1,971,648
Lincoln National Corp.	47,324	3,637,796
Loews Corp.	60,570	3,030,317
Marsh & McLennan Companies, Inc.	111,083	9,041,045
MetLife, Inc.	228,935	11,574,954
Principal Financial Group, Inc.	58,426	4,122,539
Prudential Financial, Inc.	92,122	10,592,188
The Allstate Corp.	77,884	8,155,234
The Hartford Financial Services Group, Inc.	77,627	4,368,848
The Progressive Corp.	126,279	7,112,033
The Travelers Companies, Inc.	59,454	8,064,341
Torchmark Corp.	23,251	2,109,098
Unum Group	48,662	2,671,057
Willis Towers Watson PLC	28,726	4,328,721
XL Group, Ltd.	55,610	1,955,248
		131,248,479
		733,688,071
Health care – 13.4%
Biotechnology – 2.7%
AbbVie, Inc.	346,653	33,524,812
Alexion Pharmaceuticals, Inc. (B)	48,377	5,785,405
Amgen, Inc.	157,858	27,451,506
Biogen, Inc. (B)	45,980	14,647,849
Celgene Corp. (B)	171,217	17,868,206
Gilead Sciences, Inc.	284,080	20,351,491
Incyte Corp. (B)	38,098	3,608,262
Regeneron Pharmaceuticals, Inc. (B)	16,782	6,309,361
Vertex Pharmaceuticals, Inc. (B)	55,000	8,242,300
		137,789,192
Health care equipment and supplies – 2.6%
Abbott Laboratories	378,512	21,601,680
Align Technology, Inc. (B)	15,642	3,475,496
Baxter International, Inc.	108,676	7,024,817
Becton, Dickinson and Company	57,627	12,335,652
Boston Scientific Corp. (B)	298,948	7,410,921
Danaher Corp.	133,115	12,355,734
DENTSPLY SIRONA, Inc.	49,787	3,277,478
Edwards Lifesciences Corp. (B)	45,922	5,175,869
Hologic, Inc. (B)	59,882	2,559,956
IDEXX Laboratories, Inc. (B)	19,091	2,985,451
Intuitive Surgical, Inc. (B)	24,379	8,896,872
Medtronic PLC	294,369	23,770,297
ResMed, Inc.	30,867	2,614,126
Stryker Corp.	70,052	10,846,852
The Cooper Companies, Inc.	10,546	2,297,762
Varian Medical Systems, Inc. (B)	19,919	2,213,997
Zimmer Biomet Holdings, Inc.	44,090	5,320,340
		134,163,300
Health care providers and services – 2.7%
Aetna, Inc.	70,932	12,795,423
AmerisourceBergen Corp.	35,144	3,226,922
Anthem, Inc.	55,840	12,564,558
Cardinal Health, Inc.	68,451	4,193,993
Centene Corp. (B)	37,435	3,776,443
Cigna Corp.	53,619	10,889,483
DaVita, Inc. (B)	33,135	2,394,004

500 Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Envision Healthcare Corp. (B)	26,221	$906,198
Express Scripts Holding Company (B)	123,215	9,196,768
HCA Healthcare, Inc. (B)	61,611	5,411,910
Henry Schein, Inc. (B)	34,268	2,394,648
Humana, Inc.	31,075	7,708,775
Laboratory Corp. of America Holdings (B)	22,219	3,544,153
McKesson Corp.	45,451	7,088,083
Patterson Companies, Inc.	17,723	640,332
Quest Diagnostics, Inc.	29,535	2,908,902
UnitedHealth Group, Inc.	210,722	46,455,772
Universal Health Services, Inc., Class B	18,901	2,142,428
		138,238,795
Health care technology – 0.1%
Cerner Corp. (B)	68,995	4,649,573
Life sciences tools and services – 0.8%
Agilent Technologies, Inc.	69,987	4,687,029
Illumina, Inc. (B)	31,689	6,923,730
IQVIA Holdings, Inc. (B)	31,672	3,100,689
Mettler-Toledo International, Inc. (B)	5,584	3,459,400
PerkinElmer, Inc.	23,688	1,732,067
Thermo Fisher Scientific, Inc.	87,192	16,556,017
Waters Corp. (B)	17,378	3,357,256
		39,816,188
Pharmaceuticals – 4.5%
Allergan PLC	72,459	11,852,843
Bristol-Myers Squibb Company	356,232	21,829,897
Eli Lilly & Company	210,667	17,792,935
Johnson & Johnson	584,180	81,621,630
Merck & Company, Inc.	594,793	33,469,002
Mylan NV (B)	116,275	4,919,595
Perrigo Company PLC	28,186	2,456,692
Pfizer, Inc.	1,296,190	46,948,002
Zoetis, Inc.	105,865	7,626,515
		228,517,111
		683,174,159
Industrials – 9.9%
Aerospace and defense – 2.5%
Arconic, Inc.	92,129	2,510,515
General Dynamics Corp.	60,381	12,284,514
L3 Technologies, Inc.	16,946	3,352,766
Lockheed Martin Corp.	54,170	17,391,279
Northrop Grumman Corp.	37,848	11,615,930
Raytheon Company	62,819	11,800,549
Rockwell Collins, Inc.	35,231	4,778,028
Textron, Inc.	57,370	3,246,568
The Boeing Company	121,741	35,902,638
TransDigm Group, Inc.	10,606	2,912,620
United Technologies Corp.	161,505	20,603,193
		126,398,600
Air freight and logistics – 0.7%
C.H. Robinson Worldwide, Inc.	30,556	2,722,234
Expeditors International of Washington, Inc.	38,850	2,513,207
FedEx Corp.	53,637	13,384,577
United Parcel Service, Inc., Class B	149,405	17,801,606
		36,421,624
Airlines – 0.5%
Alaska Air Group, Inc.	26,596	1,955,072
American Airlines Group, Inc.	92,678	4,822,036
Delta Air Lines, Inc.	142,722	7,992,432
Southwest Airlines Company	118,657	7,766,101
United Continental Holdings, Inc. (B)	54,818	3,694,733
		26,230,374

The accompanying notes are an integral part of the financial statements.	3

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

500 Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Building products – 0.3%
Allegion PLC	20,666	$1,644,187
AO Smith Corp.	31,776	1,947,233
Fortune Brands Home & Security, Inc.	33,277	2,277,478
Johnson Controls International PLC	200,773	7,651,459
Masco Corp.	68,278	3,000,135
		16,520,492
Commercial services and supplies – 0.3%
Cintas Corp.	18,834	2,934,902
Republic Services, Inc.	49,540	3,349,399
Stericycle, Inc. (B)	18,287	1,243,333
Waste Management, Inc.	86,859	7,495,932
		15,023,566
Construction and engineering – 0.1%
Fluor Corp.	30,031	1,551,101
Jacobs Engineering Group, Inc.	26,054	1,718,522
Quanta Services, Inc. (B)	33,964	1,328,332
		4,597,955
Electrical equipment – 0.5%
Acuity Brands, Inc.	9,121	1,605,296
AMETEK, Inc.	50,584	3,665,822
Eaton Corp. PLC	95,595	7,552,961
Emerson Electric Company	139,585	9,727,679
Rockwell Automation, Inc.	27,959	5,489,750
		28,041,508
Industrial conglomerates – 1.9%
3M Company	129,754	30,540,199
General Electric Company	1,885,910	32,909,130
Honeywell International, Inc.	165,684	25,409,298
Roper Technologies, Inc.	22,327	5,782,693
		94,641,320
Machinery – 1.7%
Caterpillar, Inc.	129,376	20,387,070
Cummins, Inc.	33,854	5,979,971
Deere & Company	69,614	10,895,287
Dover Corp.	34,051	3,438,810
Flowserve Corp.	28,151	1,186,002
Fortive Corp.	66,298	4,796,660
Illinois Tool Works, Inc.	67,125	11,199,806
Ingersoll-Rand PLC	54,205	4,834,544
PACCAR, Inc.	76,336	5,425,963
Parker-Hannifin Corp.	29,039	5,795,604
Pentair PLC	35,788	2,527,349
Snap-on, Inc.	12,520	2,182,236
Stanley Black & Decker, Inc.	33,189	5,631,841
Xylem, Inc.	38,706	2,639,749
		86,920,892
Professional services – 0.3%
Equifax, Inc.	26,147	3,083,254
IHS Markit, Ltd. (B)	78,726	3,554,479
Nielsen Holdings PLC	72,410	2,635,724
Robert Half International, Inc.	26,897	1,493,859
Verisk Analytics, Inc. (B)	33,581	3,223,776
		13,991,092
Road and rail – 0.9%
CSX Corp.	194,426	10,695,374
J.B. Hunt Transport Services, Inc.	18,463	2,122,876
Kansas City Southern	22,318	2,348,300
Norfolk Southern Corp.	62,123	9,001,623
Union Pacific Corp.	171,243	22,963,686
		47,131,859
Trading companies and distributors – 0.2%
Fastenal Company	62,332	3,408,937

500 Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors (continued)
United Rentals, Inc. (B)	18,473	$3,175,693
W.W. Grainger, Inc.	11,382	2,688,998
		9,273,628
		505,192,910
Information technology – 23.2%
Communications equipment – 1.0%
Cisco Systems, Inc.	1,074,982	41,171,811
F5 Networks, Inc. (B)	13,582	1,782,230
Harris Corp.	25,987	3,681,059
Juniper Networks, Inc.	81,902	2,334,207
Motorola Solutions, Inc.	35,269	3,186,201
		52,155,508
Electronic equipment, instruments and components – 0.4%
Amphenol Corp., Class A	66,521	5,840,544
Corning, Inc.	188,963	6,044,926
FLIR Systems, Inc.	30,578	1,425,546
TE Connectivity, Ltd.	76,636	7,283,485
		20,594,501
Internet software and services – 4.7%
Akamai Technologies, Inc. (B)	36,511	2,374,675
Alphabet, Inc., Class A (B)	64,807	68,267,694
Alphabet, Inc., Class C (B)	65,646	68,691,974
eBay, Inc. (B)	211,245	7,972,386
Facebook, Inc., Class A (B)	518,594	91,511,097
VeriSign, Inc. (A)(B)	18,628	2,131,788
		240,949,614
IT services – 4.0%
Accenture PLC, Class A	134,366	20,570,091
Alliance Data Systems Corp.	10,461	2,651,654
Automatic Data Processing, Inc.	96,310	11,286,569
Cognizant Technology Solutions Corp.,
Class A	128,451	9,122,590
CSRA, Inc.	35,474	1,061,382
DXC Technology Company	61,924	5,876,588
Fidelity National Information Services, Inc.	72,736	6,843,730
Fiserv, Inc. (B)	45,225	5,930,354
Gartner, Inc. (B)	19,620	2,416,203
Global Payments, Inc.	34,616	3,469,908
IBM Corp.	187,227	28,724,366
Mastercard, Inc., Class A	201,975	30,570,936
Paychex, Inc.	69,427	4,726,590
PayPal Holdings, Inc. (B)	245,666	18,085,931
The Western Union Company	99,865	1,898,434
Total System Services, Inc.	36,680	2,901,021
Visa, Inc., Class A	394,349	44,963,673
		201,100,020
Semiconductors and semiconductor equipment – 3.8%
Advanced Micro Devices, Inc. (A)(B)	179,372	1,843,944
Analog Devices, Inc.	80,225	7,142,432
Applied Materials, Inc.	232,158	11,867,917
Broadcom, Ltd.	88,397	22,709,189
Intel Corp.	1,017,300	46,958,568
KLA-Tencor Corp.	34,166	3,589,822
Lam Research Corp.	35,221	6,483,129
Microchip Technology, Inc.	51,040	4,485,395
Micron Technology, Inc. (B)	250,737	10,310,305
NVIDIA Corp.	131,742	25,492,077
Qorvo, Inc. (B)	27,543	1,834,364
QUALCOMM, Inc.	320,851	20,540,881
Skyworks Solutions, Inc.	40,189	3,815,946
Texas Instruments, Inc.	214,099	22,360,500
Versum Materials, Inc.	799	30,242

The accompanying notes are an integral part of the financial statements.	4

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

500 Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Xilinx, Inc.	54,473	$3,672,570
		193,137,281
Software – 5.1%
Activision Blizzard, Inc.	164,410	10,410,441
Adobe Systems, Inc. (B)	107,223	18,789,759
ANSYS, Inc. (B)	18,540	2,736,319
Autodesk, Inc. (B)	47,513	4,980,788
CA, Inc.	67,849	2,258,015
Cadence Design Systems, Inc. (B)	60,788	2,542,154
Citrix Systems, Inc. (B)	31,214	2,746,832
Electronic Arts, Inc. (B)	66,877	7,026,098
Intuit, Inc.	52,923	8,350,191
Microsoft Corp.	1,677,551	143,497,713
Oracle Corp.	662,509	31,323,426
Red Hat, Inc. (B)	38,302	4,600,070
salesforce.com, Inc. (B)	149,219	15,254,658
Symantec Corp.	135,013	3,788,465
Synopsys, Inc. (B)	32,866	2,801,498
		261,106,427
Technology hardware, storage and peripherals – 4.2%
Apple, Inc.	1,116,478	188,941,572
Hewlett Packard Enterprise Company	346,913	4,981,671
HP, Inc.	362,099	7,607,700
NetApp, Inc.	59,069	3,267,697
Seagate Technology PLC	62,466	2,613,577
Western Digital Corp.	64,532	5,132,230
Xerox Corp.	45,889	1,337,664
		213,882,111
		1,182,925,462
Materials – 2.9%
Chemicals – 2.1%
AdvanSix, Inc. (B)	223	9,382
Air Products & Chemicals, Inc.	47,241	7,751,303
Albemarle Corp.	24,229	3,098,647
CF Industries Holdings, Inc.	50,239	2,137,167
DowDuPont, Inc.	508,802	36,236,878
Eastman Chemical Company	31,119	2,882,864
Ecolab, Inc.	56,616	7,596,735
FMC Corp.	29,403	2,783,288
International Flavors & Fragrances, Inc.	17,125	2,613,446
LyondellBasell Industries NV, Class A	70,327	7,758,475
Monsanto Company	95,600	11,164,168
PPG Industries, Inc.	55,237	6,452,786
Praxair, Inc.	62,346	9,643,679
The Mosaic Company	75,500	1,937,330
The Sherwin-Williams Company	17,931	7,352,427
		109,418,575
Construction materials – 0.1%
Martin Marietta Materials, Inc.	13,734	3,035,763
Vulcan Materials Company	28,964	3,718,109
		6,753,872
Containers and packaging – 0.4%
Avery Dennison Corp.	19,189	2,204,049
Ball Corp.	76,553	2,897,531
International Paper Company	89,599	5,191,366
Packaging Corp. of America	20,436	2,463,560
Sealed Air Corp.	39,232	1,934,138
WestRock Company	55,795	3,526,802
		18,217,446
Metals and mining – 0.3%
Freeport-McMoRan, Inc. (B)	292,879	5,552,986
Newmont Mining Corp.	115,857	4,346,955

500 Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Nucor Corp.	69,478	$4,417,411
		14,317,352
		148,707,245
Real estate – 2.8%
Equity real estate investment trusts – 2.8%
Alexandria Real Estate Equities, Inc.	20,862	2,724,369
American Tower Corp.	93,385	13,323,238
Apartment Investment & Management
Company, Class A	33,820	1,478,272
AvalonBay Communities, Inc.	29,880	5,330,891
Boston Properties, Inc.	33,531	4,360,036
Crown Castle International Corp.	88,090	9,778,871
Digital Realty Trust, Inc.	44,824	5,105,454
Duke Realty Corp.	77,256	2,102,136
Equinix, Inc.	17,018	7,712,898
Equity Residential	79,648	5,079,153
Essex Property Trust, Inc.	14,305	3,452,798
Extra Space Storage, Inc.	27,126	2,372,169
Federal Realty Investment Trust	15,840	2,103,710
GGP, Inc.	135,840	3,177,298
HCP, Inc.	102,164	2,664,437
Host Hotels & Resorts, Inc.	162,085	3,217,387
Iron Mountain, Inc.	58,727	2,215,770
Kimco Realty Corp.	94,248	1,710,601
Mid-America Apartment Communities, Inc.	24,493	2,463,016
Prologis, Inc.	115,764	7,467,936
Public Storage	32,436	6,779,124
Realty Income Corp.	61,369	3,499,260
Regency Centers Corp.	32,056	2,217,634
SBA Communications Corp. (B)	25,560	4,175,482
Simon Property Group, Inc.	67,684	11,624,050
SL Green Realty Corp.	21,481	2,168,077
The Macerich Company	23,680	1,555,302
UDR, Inc.	57,565	2,217,404
Ventas, Inc.	77,072	4,625,091
Vornado Realty Trust	37,585	2,938,395
Welltower, Inc.	80,791	5,152,042
Weyerhaeuser Company	164,419	5,797,414
		140,589,715
Real estate management and development – 0.0%
CBRE Group, Inc., Class A (B)	65,782	2,849,018
		143,438,733
Telecommunication services – 2.0%
Diversified telecommunication services – 2.0%
AT&T, Inc.	1,335,154	51,910,788
CenturyLink, Inc.	213,170	3,555,676
Verizon Communications, Inc.	887,025	46,950,233
		102,416,697
Utilities – 2.8%
Electric utilities – 1.7%
Alliant Energy Corp.	50,197	2,138,894
American Electric Power Company, Inc.	106,716	7,851,096
Duke Energy Corp.	152,338	12,813,149
Edison International	70,884	4,482,704
Entergy Corp.	39,182	3,189,023
Eversource Energy	69,182	4,370,919
Exelon Corp.	209,317	8,249,183
FirstEnergy Corp.	97,071	2,972,314
NextEra Energy, Inc.	102,255	15,971,208
PG&E Corp.	111,157	4,983,168
Pinnacle West Capital Corp.	24,584	2,094,065
PPL Corp.	148,200	4,586,790
The Southern Company	218,196	10,493,046

The accompanying notes are an integral part of the financial statements.	5

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

500 Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
Xcel Energy, Inc.	110,605	$5,321,207
		89,516,766
Independent power and renewable electricity producers –
0.1%
AES Corp.	141,963	1,537,459
NRG Energy, Inc.	65,193	1,856,697
		3,394,156
Multi-utilities – 0.9%
Ameren Corp.	53,166	3,136,262
CenterPoint Energy, Inc.	93,011	2,637,792
CMS Energy Corp.	61,218	2,895,611
Consolidated Edison, Inc.	67,149	5,704,308
Dominion Energy, Inc.	139,891	11,339,564
DTE Energy Company	39,171	4,287,658
NiSource, Inc.	73,310	1,881,868
Public Service Enterprise Group, Inc.	110,164	5,673,446
SCANA Corp.	30,840	1,226,815
Sempra Energy	54,403	5,816,769
WEC Energy Group, Inc.	68,844	4,573,307
		49,173,400
Water utilities – 0.1%
American Water Works Company, Inc.	38,763	3,546,427
		145,630,749
TOTAL COMMON STOCKS (Cost $2,490,542,200)		$4,959,027,256

SECURITIES LENDING COLLATERAL – 0.3%
John Hancock Collateral Trust,
1.3985% (C)(D)	1,300,873	13,013,545
TOTAL SECURITIES LENDING COLLATERAL
(Cost $13,014,155)		$13,013,545

500 Index Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS – 3.3%
U.S. Government Agency – 2.4%
Federal Home Loan Bank Discount Note
1.060% 01/05/2018 *	$50,000,000	$49,994,600
1.075% 01/05/2018 *	20,000,000	19,997,840
1.120% 01/11/2018 *	30,000,000	29,990,310
1.295% 02/09/2018 *	25,000,000	24,964,927
		124,947,677
Repurchase agreement – 0.9%
Repurchase Agreement with State Street Corp.
dated 12-29-17 at 0.540% to be repurchased
at $45,022,701 on 1-2-18, collateralized by
$37,680,000 U.S. Treasury Inflation
Indexed Bonds, 1.375% due 2-15-44
(valued at $45,921,822, including interest)	45,020,000	45,020,000
TOTAL SHORT-TERM INVESTMENTS (Cost $169,967,316)		$169,967,677
Total Investments (500 Index Trust)
(Cost $2,673,523,671) – 100.8%		$5,142,008,478
Other assets and liabilities, net – (0.8%)		(41,068,223)
TOTAL NET ASSETS – 100.0%		$5,100,940,255

Security Abbreviations and Legend

(A)	A portion of this security is on loan as of 12-31-17.
(B)	Non-income producing security.
(C)	The rate shown is the annualized seven-day yield as of 12-31-17.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
S&P 500 Index E-Mini Futures	1,350	Long	Mar 2018	$178,714,269	$180,630,000	$1,915,731
						$1,915,731

*	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Alpha Opportunities Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 90.5%
Consumer discretionary – 10.9%
Auto components – 0.2%
Aptiv PLC	2,457	$208,427
Stanley Electric Company, Ltd.	2,166	87,642
		296,069
Automobiles – 0.9%
BYD Company, Ltd., H Shares	7,304	63,453
General Motors Company	18,925	775,736
Harley-Davidson, Inc.	10,562	537,395
		1,376,584
Diversified consumer services – 0.1%
The Honest Company, Inc. (A)(B)(C)	3,841	64,836

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure – 2.3%
Choice Hotels International, Inc.	12,789	$992,426
Galaxy Entertainment Group, Ltd.	12,997	103,765
Hilton Worldwide Holdings, Inc.	7,712	615,880
McDonald’s Corp.	4,066	699,840
Melco Resorts & Entertainment, Ltd., ADR	6,687	194,190
The Wendy’s Company	3,707	60,869
Wynn Resorts, Ltd.	4,079	687,679
		3,354,649
Household durables – 1.6%
LG Electronics, Inc.	810	80,088
NVR, Inc. (C)	608	2,132,998

The accompanying notes are an integral part of the financial statements.	6

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Sony Corp.	3,888	$174,504
		2,387,590
Internet and direct marketing retail – 0.9%
Amazon.com, Inc. (C)	75	87,710
Expedia, Inc.	5,927	709,877
Netflix, Inc. (C)	442	84,846
Wayfair, Inc., Class A (C)	5,556	445,980
		1,328,413
Media – 0.1%
CyberAgent, Inc.	1,864	72,645
Multiline retail – 0.4%
Dollar Tree, Inc. (C)	5,266	565,094
Ollie’s Bargain Outlet Holdings, Inc. (C)	1,392	74,124
		639,218
Specialty retail – 1.9%
CarMax, Inc. (C)	6,055	388,307
Foot Locker, Inc.	6,186	290,000
Jand, Inc., Class A (A)(B)(C)	3,495	34,076
The Home Depot, Inc.	5,481	1,038,814
The TJX Companies, Inc.	14,634	1,118,916
		2,870,113
Textiles, apparel and luxury goods – 2.5%
Columbia Sportswear Company	828	59,517
Lululemon Athletica, Inc. (C)	918	72,146
Moncler SpA	2,364	73,893
NIKE, Inc., Class B	43,398	2,714,545
Skechers U.S.A., Inc., Class A (C)	2,068	78,253
Steven Madden, Ltd. (C)	1,308	61,084
Under Armour, Inc., Class C (C)	51,678	688,351
		3,747,789
		16,137,906
Consumer staples – 5.4%
Beverages – 1.3%
Diageo PLC	31,165	1,142,334
The Coca-Cola Company	18,371	842,861
		1,985,195
Food and staples retailing – 1.2%
Costco Wholesale Corp.	4,493	836,237
The Kroger Company	31,538	865,718
		1,701,955
Food products – 0.4%
The Hershey Company	4,707	534,292
Household products – 0.7%
Colgate-Palmolive Company	13,082	987,037
Personal products – 1.1%
Coty, Inc., Class A	22,399	445,516
Pola Orbis Holdings, Inc.	4,836	169,457
Unilever NV	19,045	1,072,614
		1,687,587
Tobacco – 0.7%
Philip Morris International, Inc.	10,412	1,100,028
		7,996,094
Energy – 4.7%
Energy equipment and services – 0.7%
RPC, Inc.	900	22,977
Schlumberger, Ltd.	14,257	960,779
		983,756
Oil, gas and consumable fuels – 4.0%
Cimarex Energy Company	6,039	736,818

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Concho Resources, Inc. (C)	406	$60,989
Diamondback Energy, Inc. (C)	509	64,261
Hess Corp.	18,941	899,129
Kinder Morgan, Inc.	56,259	1,016,600
Matador Resources Company (C)	2,090	65,062
Newfield Exploration Company (C)	50,874	1,604,057
Occidental Petroleum Corp.	4,088	301,122
RSP Permian, Inc. (C)	2,331	94,825
Suncor Energy, Inc.	30,322	1,113,424
		5,956,287
		6,940,043
Financials – 21.1%
Banks – 7.4%
Bank of America Corp.	38,289	1,130,291
Citigroup, Inc.	24,089	1,792,462
Comerica, Inc.	2,394	207,823
First Citizens BancShares, Inc., Class A	778	313,534
First Republic Bank	6,054	524,519
JPMorgan Chase & Co.	11,513	1,231,200
M&T Bank Corp.	10,795	1,845,837
Sterling Bancorp	2,225	54,735
SVB Financial Group (C)	248	57,975
The PNC Financial Services Group, Inc.	18,402	2,655,225
Wells Fargo & Company	16,700	1,013,189
Western Alliance Bancorp (C)	1,467	83,062
		10,909,852
Capital markets – 3.4%
BlackRock, Inc.	3,490	1,792,848
Evercore, Inc., Class A	1,609	144,810
FactSet Research Systems, Inc.	3,810	734,416
J2 Acquisition, Ltd. (C)(D)	27,000	270,000
Moody’s Corp.	1,948	287,544
Morgan Stanley	4,942	259,307
Ocelot Partners, Ltd. (C)(D)	7,469	71,953
TD Ameritrade Holding Corp.	16,424	839,759
The Charles Schwab Corp.	6,215	319,265
The Goldman Sachs Group, Inc.	921	234,634
WisdomTree Investments, Inc.	5,645	70,845
		5,025,381
Consumer finance – 2.2%
American Express Company	18,974	1,884,308
Credit Acceptance Corp. (C)	2,671	864,015
Synchrony Financial	11,708	452,046
		3,200,369
Diversified financial services – 0.6%
Berkshire Hathaway, Inc., Class B (C)	4,552	902,297
Insurance – 7.1%
Alleghany Corp. (C)	641	382,094
American International Group, Inc.	13,944	830,784
Brighthouse Financial, Inc. (C)	1,272	74,590
Chubb, Ltd.	16,853	2,462,729
Fairfax Financial Holdings, Ltd.	1,217	648,040
Markel Corp. (C)	1,654	1,884,121
Marsh & McLennan Companies, Inc.	10,371	844,096
MetLife, Inc.	45,666	2,308,873
Tokio Marine Holdings, Inc.	2,380	108,250
White Mountains Insurance Group, Ltd.	570	485,230
XL Group, Ltd.	13,802	485,278
		10,514,085
Thrifts and mortgage finance – 0.4%
MGIC Investment Corp. (C)	47,097	664,539
		31,216,523

The accompanying notes are an integral part of the financial statements.	7

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care – 10.4%
Biotechnology – 0.5%
Blueprint Medicines Corp. (C)	464	$34,990
Exact Sciences Corp. (C)	7,500	394,050
Insmed, Inc. (C)	1,360	42,405
Neurocrine Biosciences, Inc. (C)	1,048	81,314
Vertex Pharmaceuticals, Inc. (C)	812	121,686
		674,445
Health care equipment and supplies – 2.6%
Baxter International, Inc.	6,695	432,765
DexCom, Inc. (C)	5,752	330,107
Edwards Lifesciences Corp. (C)	4,303	484,991
Hologic, Inc. (C)	14,213	607,606
Insulet Corp. (C)	1,684	116,196
Medtronic PLC	24,149	1,950,032
		3,921,697
Health care providers and services – 2.2%
Cardinal Health, Inc.	13,378	819,670
Encompass Health Corp.	1,752	86,566
Laboratory Corp. of America Holdings (C)	4,932	786,703
McKesson Corp.	5,253	819,205
UnitedHealth Group, Inc.	3,158	696,213
		3,208,357
Pharmaceuticals – 5.1%
Aerie Pharmaceuticals, Inc. (C)	2,800	167,300
Allergan PLC	5,981	978,372
Bristol-Myers Squibb Company	30,301	1,856,845
Eli Lilly & Company	12,533	1,058,537
Merck & Company, Inc.	22,599	1,271,646
Mylan NV (C)	32,823	1,388,741
Roche Holding AG	3,080	778,794
Sino Biopharmaceutical, Ltd.	60,507	106,971
		7,607,206
		15,411,705
Industrials – 14.5%
Aerospace and defense – 0.5%
Lockheed Martin Corp.	1,761	565,369
Textron, Inc.	2,094	118,499
		683,868
Air freight and logistics – 1.0%
FedEx Corp.	287	71,618
United Parcel Service, Inc., Class B	11,208	1,335,433
XPO Logistics, Inc. (C)	763	69,883
		1,476,934
Airlines – 2.5%
American Airlines Group, Inc.	26,592	1,383,582
Delta Air Lines, Inc.	16,592	929,152
JetBlue Airways Corp. (C)	47,304	1,056,771
Southwest Airlines Company	1,110	72,650
United Continental Holdings, Inc. (C)	4,000	269,600
		3,711,755
Building products – 0.9%
Lennox International, Inc.	6,598	1,374,099
Commercial services and supplies – 1.0%
Cintas Corp.	6,292	980,482
UniFirst Corp.	3,038	500,966
		1,481,448
Construction and engineering – 0.1%
Dycom Industries, Inc. (C)	358	39,892
MasTec, Inc. (C)	1,215	59,474
Quanta Services, Inc. (C)	1,478	57,805
		157,171

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electrical equipment – 0.1%
Hubbell, Inc.	888	$120,182
Mitsubishi Electric Corp.	6,364	105,468
		225,650
Industrial conglomerates – 0.6%
3M Company	3,585	843,801
Machinery – 2.5%
Allison Transmission Holdings, Inc.	13,865	597,166
Deere & Company	2,298	359,660
Dover Corp.	1,171	118,259
FANUC Corp.	734	176,084
Harmonic Drive Systems, Inc.	1,771	103,080
IDEX Corp.	8,689	1,146,687
Komatsu, Ltd.	3,338	120,634
Oshkosh Corp.	682	61,987
PACCAR, Inc.	10,764	765,105
Parker-Hannifin Corp.	312	62,269
The Manitowoc Company, Inc. (C)	2,188	86,076
WEG SA	14,054	102,185
		3,699,192
Road and rail – 4.9%
AMERCO	2,558	966,694
Canadian National Railway Company	18,991	1,565,964
CSX Corp.	11,967	658,305
Genesee & Wyoming, Inc., Class A (C)	14,663	1,154,418
Knight-Swift Transportation Holdings, Inc.	14,817	647,799
Norfolk Southern Corp.	491	71,146
Old Dominion Freight Line, Inc.	369	48,542
Union Pacific Corp.	15,473	2,074,929
		7,187,797
Trading companies and distributors – 0.4%
Fastenal Company	8,715	476,623
United Rentals, Inc. (C)	423	72,718
		549,341
		21,391,056
Information technology – 14.6%
Communications equipment – 0.7%
Acacia Communications, Inc. (C)	16,406	594,389
Motorola Solutions, Inc.	4,834	436,704
ViaSat, Inc. (C)	482	36,078
		1,067,171
Electronic equipment, instruments and components – 0.4%
AAC Technologies Holdings, Inc.	3,579	63,343
Coherent, Inc. (C)	165	46,566
Keysight Technologies, Inc. (C)	9,929	413,046
Universal Display Corp.	333	57,492
		580,447
Internet software and services – 3.3%
58.com, Inc., ADR (C)	840	60,119
Alibaba Group Holding, Ltd., ADR (C)	515	88,801
Alphabet, Inc., Class A (C)	192	202,253
Alphabet, Inc., Class C (C)	1,011	1,057,913
Cimpress NV (C)	1,091	130,789
CoStar Group, Inc. (C)	2,734	811,861
Facebook, Inc., Class A (C)	5,891	1,039,526
GoDaddy, Inc., Class A (C)	1,555	78,185
GrubHub, Inc. (C)	819	58,804
Just Eat PLC (C)	5,767	60,659
Match Group, Inc. (C)	2,058	64,436
Okta, Inc. (C)	2,301	58,929
The Trade Desk, Inc., Class A (C)	9,813	448,748
Twitter, Inc. (C)	3,589	86,172
Weibo Corp., ADR (C)	559	57,834

The accompanying notes are an integral part of the financial statements.	8

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
Yandex NV, Class A (C)	2,322	$76,046
YY, Inc., ADR (C)	522	59,017
Zillow Group, Inc., Class A (C)	1,364	55,569
Zillow Group, Inc., Class C (C)	10,402	425,650
		4,921,311
IT services – 2.7%
Accenture PLC, Class A	6,314	966,610
Black Knight, Inc. (C)	14,086	621,897
FleetCor Technologies, Inc. (C)	3,088	594,224
GMO Payment Gateway, Inc.	1,787	147,554
PayPal Holdings, Inc. (C)	9,052	666,408
Vantiv, Inc., Class A (C)	1,535	112,899
Visa, Inc., Class A	7,467	851,387
		3,960,979
Semiconductors and semiconductor equipment – 3.9%
Analog Devices, Inc.	9,741	867,241
Cree, Inc. (C)	2,147	79,740
Intel Corp.	15,982	737,729
Microchip Technology, Inc.	5,214	458,206
Micron Technology, Inc. (C)	15,202	625,106
NVIDIA Corp.	3,138	607,203
QUALCOMM, Inc.	33,685	2,156,514
Renesas Electronics Corp. (C)	8,226	95,401
Texas Instruments, Inc.	847	88,461
		5,715,601
Software – 3.5%
Adobe Systems, Inc. (C)	2,938	514,855
Birst, Inc. (B)(C)	46,072	8,754
DraftKings, Inc. (A)(B)(C)	124,937	193,652
ForeScout Technologies, Inc. (C)	200	6,378
HubSpot, Inc. (C)	834	73,726
Microsoft Corp.	29,001	2,480,746
Nintendo Company, Ltd.	754	271,513
salesforce.com, Inc. (C)	5,041	515,341
ServiceNow, Inc. (C)	4,008	522,603
Workday, Inc., Class A (C)	5,268	535,966
Zendesk, Inc. (C)	2,025	68,526
Zynga, Inc., Class A (C)	10,059	40,236
		5,232,296
Technology hardware, storage and peripherals – 0.1%
Apple, Inc.	523	88,507
		21,566,312
Materials – 4.4%
Chemicals – 2.4%
Asahi Kasei Corp.	8,106	104,319
CF Industries Holdings, Inc.	10,025	426,464
DowDuPont, Inc.	16,888	1,202,763
PolyOne Corp.	1,750	76,125
Praxair, Inc.	3,632	561,798
The Sherwin-Williams Company	1,777	728,641
Westlake Chemical Corp.	4,395	468,199
		3,568,309
Containers and packaging – 1.0%
Ball Corp.	11,938	451,853
International Paper Company	9,521	551,647
Silgan Holdings, Inc.	13,610	399,998
WestRock Company	552	34,892
		1,438,390
Metals and mining – 0.7%
Alcoa Corp. (C)	16,163	870,701
Royal Gold, Inc.	572	46,973

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Vale SA, ADR	9,953	$121,725
		1,039,399
Paper and forest products – 0.3%
Domtar Corp.	8,584	425,080
		6,471,178
Real estate – 1.2%
Equity real estate investment trusts – 1.2%
American Tower Corp.	3,753	535,441
Public Storage	5,840	1,220,560
		1,756,001
Real estate management and development – 0.0%
WeWork Companies, Inc., Class A (A)(B)(C)	929	48,131
		1,804,132
Telecommunication services – 1.6%
Diversified telecommunication services – 1.6%
Verizon Communications, Inc.	44,863	2,374,599
Utilities – 1.7%
Electric utilities – 0.9%
Edison International	4,405	278,572
NextEra Energy, Inc.	6,568	1,025,856
		1,304,428
Gas utilities – 0.3%
UGI Corp.	9,270	435,227
Multi-utilities – 0.5%
Sempra Energy	7,033	751,968
		2,491,623
TOTAL COMMON STOCKS (Cost $113,517,046)		$133,801,171

PREFERRED SECURITIES – 7.2%
Consumer discretionary – 0.7%
Diversified consumer services – 0.2%
The Honest Company, Inc. (A)(B)(C)	8,963	290,491
Internet and direct marketing retail – 0.5%
Coupang LLC (A)(B)(C)	143,460	714,015
Specialty retail – 0.0%
Jand, Inc., Series D (A)(B)(C)	7,805	76,099
		1,080,605
Information technology – 5.1%
Internet software and services – 3.4%
Dropbox, Inc., Series C (A)(B)(C)	10,895	133,355
Lookout, Inc., Series F (A)(B)(C)	25,174	205,672
Uber Technologies, Inc. (A)(B)(C)	142,224	4,688,969
		5,027,996
Software – 1.7%
Essence Group Holdings Corp. (A)(B)(C)	203,629	403,185
MarkLogic Corp., Series F (A)(B)(C)	30,839	328,127
Pinterest, Inc., Series G (A)(B)(C)	162,095	1,274,067
Zuora, Inc., Series F (A)(B)(C)	99,899	550,443
		2,555,822
		7,583,818
Real estate – 1.4%
Real estate management and development –
1.4%
Redfin Corp. (C)	26,067	807,574
WeWork Companies, Inc.,
Series D1 (A)(B)(C)	12,694	657,676

The accompanying notes are an integral part of the financial statements.	9

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Real estate management and
development (continued)
WeWork Companies, Inc.,
Series D2 (A)(B)(C)	9,974	$516,753
		1,982,003
TOTAL PREFERRED SECURITIES (Cost $6,339,513)		$10,646,426

WARRANTS – 0.0%
J2 Acquisition, Ltd. (Expiration
Date: 10-10-20; Strike Price: $11.50) (C)	27,000	16,200
Ocelot Partners, Ltd. (Expiration Date: 3-8-20;
Strike Price: $11.50) (C)	7,469	4,481
TOTAL WARRANTS (Cost $345)		$20,681

SHORT-TERM INVESTMENTS – 2.2%
Repurchase agreement – 2.2%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12-29-17 at 1.410% to be
repurchased at $3,300,517 on 1-2-18,
collateralized by $3,297,800 U.S. Treasury
Notes, 2.625% due 11-15-20 (valued at
$3,366,033, including interest)	$3,300,000	3,300,000
TOTAL SHORT-TERM INVESTMENTS (Cost $3,300,000)		$3,300,000
Total Investments (Alpha Opportunities Trust)
(Cost $123,156,904) – 99.9%		$147,768,278
Other assets and liabilities, net – 0.1%		143,086
TOTAL NET ASSETS – 100.0%		$147,911,364

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(C)	Non-income producing security.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

American Asset Allocation Trust

	Shares or
	Principal
	Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Asset Allocation Fund - Class 1	66,025,546	$1,565,465,702
TOTAL INVESTMENT COMPANIES
(Cost $1,058,911,667)		$1,565,465,702
Total Investments (American Asset Allocation
Trust) (Cost $1,058,911,667) - 100.0%		$1,565,465,702
Other assets and liabilities, net - (0.0%)		(11,538)
TOTAL NET ASSETS - 100.0%		$1,565,454,164

American Global Growth Trust

	Shares or
	Principal
	Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Global Growth Fund - Class 1	7,724,493	$235,674,273
TOTAL INVESTMENT COMPANIES
(Cost $201,749,291)		$235,674,273
Total Investments (American Global Growth
Trust) (Cost $201,749,291) - 100.0%		$235,674,273
Other assets and liabilities, net - 0.0%		24,628
TOTAL NET ASSETS - 100.0%		$235,698,901

American Growth Trust

	Shares or
	Principal
	Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth Fund - Class 1	11,760,239	$915,534,628
TOTAL INVESTMENT COMPANIES
(Cost $732,507,096)		$915,534,628
Total Investments (American Growth Trust)
(Cost $732,507,096) - 100.0%		$915,534,628
Other assets and liabilities, net - (0.0%)		(19,365)
TOTAL NET ASSETS - 100.0%		$915,515,263

American Growth-Income Trust

	Shares or
	Principal
	Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American Growth-Income Fund - Class 1	21,733,769	$1,091,469,859
TOTAL INVESTMENT COMPANIES
(Cost $905,437,951)		$1,091,469,859
Total Investments (American Growth-Income
Trust) (Cost $905,437,951) - 100.0%		$1,091,469,859
Other assets and liabilities, net - (0.0%)		(15,008)
TOTAL NET ASSETS - 100.0%		$1,091,454,851

American International Trust

	Shares or
	Principal
	Amount	Value
INVESTMENT COMPANIES - 100.0%
American Funds Insurance Series - 100.0%
American International Fund - Class 1	25,613,395	$556,066,796
TOTAL INVESTMENT COMPANIES
(Cost $445,250,898)		$556,066,796
Total Investments (American International
Trust) (Cost $445,250,898) - 100.0%		$556,066,796
Other assets and liabilities, net - (0.0%)		(9,342)
TOTAL NET ASSETS - 100.0%		$556,057,454

Blue Chip Growth Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 99.6%
Consumer discretionary – 20.6%
Auto components – 0.2%
Aptiv PLC	36,700	$3,113,261
Automobiles – 0.9%
Ferrari NV (A)	44,800	4,696,832

The accompanying notes are an integral part of the financial statements.	10

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Automobiles (continued)
Tesla, Inc. (A)(B)	34,582	$10,767,106
		15,463,938
Hotels, restaurants and leisure – 3.5%
Hilton Worldwide Holdings, Inc.	75,774	6,051,312
Marriott International, Inc., Class A	151,329	20,539,885
McDonald’s Corp.	53,700	9,242,844
MGM Resorts International	3,400	113,526
Norwegian Cruise Line Holdings, Ltd. (B)	19,800	1,054,350
Royal Caribbean Cruises, Ltd.	80,000	9,542,400
Starbucks Corp.	4,600	264,178
Yum! Brands, Inc.	198,900	16,232,229
		63,040,724
Internet and direct marketing retail – 13.6%
Amazon.com, Inc. (B)	136,034	159,087,682
Ctrip.com International, Ltd., ADR (B)	93,640	4,129,524
Netflix, Inc. (B)	88,400	16,969,264
The Priceline Group, Inc. (B)	36,976	64,254,674
		244,441,144
Multiline retail – 0.5%
Dollar General Corp.	96,000	8,928,960
Specialty retail – 1.9%
Lowe’s Companies, Inc.	4,600	427,524
O’Reilly Automotive, Inc. (B)	859	206,624
Ross Stores, Inc.	177,300	14,228,325
The Home Depot, Inc.	98,400	18,649,752
The TJX Companies, Inc.	4,800	367,008
Ulta Beauty, Inc. (B)	1,600	357,856
		34,237,089
Textiles, apparel and luxury goods – 0.0%
Tapestry, Inc.	9,700	429,031
		369,654,147
Consumer staples – 0.6%
Beverages – 0.3%
Constellation Brands, Inc., Class A	16,700	3,817,119
Monster Beverage Corp. (B)	20,800	1,316,432
		5,133,551
Food and staples retailing – 0.0%
Costco Wholesale Corp.	1,400	260,568
Tobacco – 0.3%
Philip Morris International, Inc.	60,100	6,349,565
		11,743,684
Financials – 8.6%
Banks – 0.8%
Citigroup, Inc.	25,400	1,890,014
First Republic Bank	1,987	172,154
JPMorgan Chase & Co.	120,300	12,864,882
		14,927,050
Capital markets – 6.6%
Ameriprise Financial, Inc.	16,651	2,821,845
Intercontinental Exchange, Inc.	265,086	18,704,468
Morgan Stanley	790,000	41,451,300
S&P Global, Inc.	30,300	5,132,820
State Street Corp.	157,607	15,384,019
TD Ameritrade Holding Corp.	521,113	26,644,508
The Bank of New York Mellon Corp.	26,700	1,438,062
The Charles Schwab Corp.	132,900	6,827,073
		118,404,095
Consumer finance – 0.0%
American Express Company	1,800	178,758

Blue Chip Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance – 1.2%
Chubb, Ltd.	8,500	$1,242,105
Marsh & McLennan Companies, Inc.	37,600	3,060,264
The Progressive Corp.	52,900	2,979,328
Willis Towers Watson PLC	86,818	13,082,604
		20,364,301
		153,874,204
Health care – 16.5%
Biotechnology – 3.7%
Alexion Pharmaceuticals, Inc. (B)	151,605	18,130,442
Biogen, Inc. (B)	45,600	14,526,792
Celgene Corp. (B)	38,567	4,024,852
Incyte Corp. (B)	13,600	1,288,056
Regeneron Pharmaceuticals, Inc. (B)	800	300,768
Shire PLC, ADR	2,387	370,271
Vertex Pharmaceuticals, Inc. (B)	185,200	27,754,072
		66,395,253
Health care equipment and supplies – 5.6%
Becton, Dickinson and Company	130,246	27,880,459
Danaher Corp.	225,126	20,896,195
Intuitive Surgical, Inc. (B)	67,100	24,487,474
Stryker Corp.	176,879	27,387,944
		100,652,072
Health care providers and services – 6.0%
Aetna, Inc.	91,294	16,468,525
Anthem, Inc.	43,200	9,720,432
Cigna Corp.	101,800	20,674,562
Humana, Inc.	44,200	10,964,694
UnitedHealth Group, Inc.	228,600	50,397,156
		108,225,369
Life sciences tools and services – 1.1%
Agilent Technologies, Inc.	12,400	830,428
Illumina, Inc. (B)	2,772	605,654
Thermo Fisher Scientific, Inc.	99,276	18,850,527
		20,286,609
Pharmaceuticals – 0.1%
Allergan PLC	698	114,179
Merck & Company, Inc.	3,400	191,318
Zoetis, Inc.	23,000	1,656,920
		1,962,417
		297,521,720
Industrials – 8.6%
Aerospace and defense – 3.2%
Northrop Grumman Corp.	14,400	4,419,504
Raytheon Company	1,400	262,990
Textron, Inc.	3,400	192,406
The Boeing Company	177,300	52,287,543
		57,162,443
Air freight and logistics – 0.0%
FedEx Corp.	1,900	474,126
Airlines – 2.5%
Alaska Air Group, Inc.	123,300	9,063,783
American Airlines Group, Inc.	561,000	29,188,830
Delta Air Lines, Inc.	111,800	6,260,800
United Continental Holdings, Inc. (B)	16,400	1,105,360
		45,618,773
Commercial services and supplies – 0.2%
Cintas Corp.	17,400	2,711,442
Industrial conglomerates – 1.4%
Honeywell International, Inc.	92,900	14,247,144

The accompanying notes are an integral part of the financial statements.	11

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Industrial conglomerates (continued)
Roper Technologies, Inc.	40,600	$10,515,400
		24,762,544
Machinery – 1.0%
Fortive Corp.	156,313	11,309,246
Stanley Black & Decker, Inc.	41,300	7,008,197
		18,317,443
Professional services – 0.0%
IHS Markit, Ltd. (B)	5,447	245,932
Road and rail – 0.3%
Canadian Pacific Railway, Ltd.	20,000	3,655,200
CSX Corp.	32,900	1,809,829
Union Pacific Corp.	900	120,690
		5,585,719
		154,878,422
Information technology – 42.7%
Communications equipment – 0.2%
Harris Corp.	26,700	3,782,055
Internet software and services – 17.8%
Alibaba Group Holding, Ltd., ADR (B)	385,261	66,430,554
Alphabet, Inc., Class A (B)	32,866	34,621,044
Alphabet, Inc., Class C (B)	75,298	78,791,827
CoStar Group, Inc. (B)	2,900	861,155
Facebook, Inc., Class A (B)	538,976	95,107,705
Tencent Holdings, Ltd.	836,000	43,269,615
		319,081,900
IT services – 9.8%
Fidelity National Information Services, Inc.	90,500	8,515,145
Fiserv, Inc. (B)	116,450	15,270,089
FleetCor Technologies, Inc. (B)	29,200	5,618,956
Global Payments, Inc.	122,700	12,299,448
Mastercard, Inc., Class A	312,577	47,311,655
PayPal Holdings, Inc. (B)	331,930	24,436,687
Vantiv, Inc., Class A (B)	54,400	4,001,120
Visa, Inc., Class A	515,000	58,720,300
		176,173,400
Semiconductors and semiconductor equipment – 1.7%
Analog Devices, Inc.	1,100	97,933
ASML Holding NV	9,200	1,599,144
Broadcom, Ltd.	68,600	17,623,339
Lam Research Corp.	5,400	993,978
Microchip Technology, Inc.	58,400	5,132,192
Texas Instruments, Inc.	47,300	4,940,012
Xilinx, Inc.	9,258	624,174
		31,010,772
Software – 11.0%
Activision Blizzard, Inc.	53,700	3,400,284
Electronic Arts, Inc. (B)	86,000	9,035,160
Intuit, Inc.	114,165	18,012,954
Microsoft Corp.	953,300	81,545,282
Red Hat, Inc. (B)	111,987	13,449,639
salesforce.com, Inc. (B)	307,800	31,466,394
ServiceNow, Inc. (B)	205,700	26,821,223
Symantec Corp.	91,000	2,553,460
VMware, Inc., Class A (A)(B)	28,800	3,609,216
Workday, Inc., Class A (B)	83,500	8,495,290
		198,388,902
Technology hardware, storage and peripherals – 2.2%
Apple, Inc.	230,000	38,922,900
		767,359,929

Blue Chip Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Materials – 0.6%
Chemicals – 0.6%
DowDuPont, Inc.	17,023	$1,212,378
The Sherwin-Williams Company	22,600	9,266,904
		10,479,282
Containers and packaging – 0.0%
Ball Corp.	7,962	301,362
		10,780,644
Real estate – 1.2%
Equity real estate investment trusts – 1.2%
American Tower Corp.	106,095	15,136,574
Equinix, Inc.	11,521	5,221,548
SBA Communications Corp. (B)	6,500	1,061,840
		21,419,962
Utilities – 0.2%
Electric utilities – 0.1%
NextEra Energy, Inc.	12,100	1,889,899
Multi-utilities – 0.1%
Sempra Energy	10,700	1,144,044
		3,033,943
TOTAL COMMON STOCKS (Cost $976,226,725)		$1,790,266,655

SECURITIES LENDING COLLATERAL – 0.9%
John Hancock Collateral Trust,
1.3985% (C)(D)	1,623,078	16,236,785
TOTAL SECURITIES LENDING COLLATERAL
(Cost $16,236,738)		$16,236,785

SHORT-TERM INVESTMENTS – 0.3%
Money market funds – 0.3%
State Street Institutional U.S. Government Money
Market Fund, Premier Class, 1.2075% (C)	500,000	500,000
T. Rowe Price Government Money Fund,
1.2496% (C)	5,725,083	5,725,083
		6,225,083
TOTAL SHORT-TERM INVESTMENTS (Cost $6,225,083)		$6,225,083
Total Investments (Blue Chip Growth Trust)
(Cost $998,688,546) – 100.8%		$1,812,728,523
Other assets and liabilities, net – (0.8%)		(14,933,837)
TOTAL NET ASSETS – 100.0%		$1,797,794,686

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	A portion of this security is on loan as of 12-31-17.
(B)	Non-income producing security.
(C)	The rate shown is the annualized seven-day yield as of 12-31-17.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Capital Appreciation Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 99.3%
Consumer discretionary – 19.6%
Automobiles – 1.4%
Tesla, Inc. (A)(B)	48,351	$15,054,084
Hotels, restaurants and leisure – 4.3%
Marriott International, Inc., Class A	168,399	22,856,796

The accompanying notes are an integral part of the financial statements.	12

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Capital Appreciation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
McDonald’s Corp.	132,160	$22,747,379
		45,604,175
Internet and direct marketing retail – 8.3%
Amazon.com, Inc. (A)	39,577	46,284,114
Netflix, Inc. (A)	146,180	28,060,713
The Priceline Group, Inc. (A)	7,269	12,631,632
		86,976,459
Media – 1.4%
Charter Communications, Inc., Class A (A)	43,074	14,471,141
Specialty retail – 2.8%
Industria de Diseno Textil SA	179,801	6,251,992
The Home Depot, Inc.	123,183	23,346,874
		29,598,866
Textiles, apparel and luxury goods – 1.4%
adidas AG	10,074	2,014,696
Kering	27,466	12,928,985
		14,943,681
		206,648,406
Consumer staples – 4.5%
Beverages – 1.3%
Monster Beverage Corp. (A)	215,782	13,656,843
Food and staples retailing – 1.6%
Costco Wholesale Corp.	93,985	17,492,488
Personal products – 1.6%
The Estee Lauder Companies, Inc., Class A	130,839	16,647,954
		47,797,285
Energy – 1.4%
Oil, gas and consumable fuels – 1.4%
Concho Resources, Inc. (A)	99,461	14,941,031
Financials – 3.7%
Banks – 2.0%
JPMorgan Chase & Co.	197,430	21,113,164
Capital markets – 1.7%
The Goldman Sachs Group, Inc.	68,891	17,550,671
		38,663,835
Health care – 9.9%
Biotechnology – 5.4%
AbbVie, Inc.	153,238	14,819,646
Alexion Pharmaceuticals, Inc. (A)	58,278	6,969,466
BioMarin Pharmaceutical, Inc. (A)	123,350	10,999,120
Celgene Corp. (A)	145,327	15,166,326
Vertex Pharmaceuticals, Inc. (A)	63,646	9,537,990
		57,492,548
Health care providers and services – 1.6%
UnitedHealth Group, Inc.	75,422	16,627,534
Life sciences tools and services – 1.2%
Illumina, Inc. (A)	56,630	12,373,089
Pharmaceuticals – 1.7%
Bristol-Myers Squibb Company	296,124	18,146,479
		104,639,650
Industrials – 7.3%
Aerospace and defense – 2.5%
The Boeing Company	91,858	27,089,843
Air freight and logistics – 1.6%
FedEx Corp.	67,949	16,955,993
Machinery – 3.2%
Caterpillar, Inc.	107,156	16,885,642

Capital Appreciation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Parker-Hannifin Corp.	83,292	$16,623,417
		33,509,059
		77,554,895
Information technology – 50.9%
Electronic equipment, instruments and components – 0.6%
Corning, Inc.	193,215	6,180,948
Internet software and services – 16.1%
Alibaba Group Holding, Ltd., ADR (A)	247,662	42,704,359
Alphabet, Inc., Class A (A)	23,123	24,357,768
Alphabet, Inc., Class C (A)	23,580	24,674,112
Facebook, Inc., Class A (A)	254,331	44,879,248
Tencent Holdings, Ltd.	652,651	33,779,854
		170,395,341
IT services – 9.6%
FleetCor Technologies, Inc. (A)	73,806	14,202,489
Mastercard, Inc., Class A	226,088	34,220,680
PayPal Holdings, Inc. (A)	220,973	16,268,032
Square, Inc., Class A (A)(B)	87,770	3,042,986
Visa, Inc., Class A	294,451	33,573,303
		101,307,490
Semiconductors and semiconductor equipment – 5.2%
Broadcom, Ltd.	86,212	22,147,863
NVIDIA Corp.	92,304	17,860,824
Texas Instruments, Inc.	145,914	15,239,258
		55,247,945
Software – 13.6%
Activision Blizzard, Inc.	202,987	12,853,137
Adobe Systems, Inc. (A)	153,396	26,881,115
Microsoft Corp.	501,752	42,919,866
Red Hat, Inc. (A)	131,977	15,850,438
salesforce.com, Inc. (A)	245,550	25,102,577
Splunk, Inc. (A)	110,074	9,118,530
Workday, Inc., Class A (A)	105,254	10,708,542
		143,434,205
Technology hardware, storage and peripherals – 5.8%
Apple, Inc.	362,434	61,334,706
		537,900,635
Materials – 1.4%
Chemicals – 1.4%
Albemarle Corp.	112,486	14,385,835
Real estate – 0.6%
Equity real estate investment trusts – 0.6%
Crown Castle International Corp.	53,965	5,990,655
TOTAL COMMON STOCKS (Cost $723,234,352)		$1,048,522,227

SECURITIES LENDING COLLATERAL – 1.3%
John Hancock Collateral Trust,
1.3985% (C)(D)	1,411,945	14,124,671
TOTAL SECURITIES LENDING COLLATERAL
(Cost $14,126,371)		$14,124,671

SHORT-TERM INVESTMENTS – 0.0%
Money market funds – 0.0%
State Street Institutional U.S. Government Money
Market Fund, Premier Class, 1.2075% (C)	327,587	327,587
TOTAL SHORT-TERM INVESTMENTS (Cost $327,587)		$327,587
Total Investments (Capital Appreciation Trust)
(Cost $737,688,310) – 100.6%		$1,062,974,485
Other assets and liabilities, net – (0.6%)		(6,762,555)
TOTAL NET ASSETS – 100.0%		$1,056,211,930

The accompanying notes are an integral part of the financial statements.	13

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Capital Appreciation Trust (continued)

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	The rate shown is the annualized seven-day yield as of 12-31-17.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Capital Appreciation Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 65.6%
Consumer discretionary – 9.3%
Auto components – 1.4%
Adient PLC	31,427	$2,473,305
Magna International, Inc.	58,324	3,305,221
		5,778,526
Hotels, restaurants and leisure – 3.2%
Aramark	155,541	6,647,822
Yum! Brands, Inc.	74,555	6,084,434
		12,732,256
Internet and direct marketing retail – 2.7%
Amazon.com, Inc. (A)	7,686	8,988,546
The Priceline Group, Inc. (A)	1,150	1,998,401
		10,986,947
Media – 0.8%
Comcast Corp., Class A	48,225	1,931,411
Liberty Global PLC, Series C (A)	30,980	1,048,363
		2,979,774
Specialty retail – 1.2%
AutoZone, Inc. (A)	2,438	1,734,320
O’Reilly Automotive, Inc. (A)	12,742	3,064,961
		4,799,281
		37,276,784
Consumer staples – 7.5%
Beverages – 2.0%
Dr. Pepper Snapple Group, Inc.	63,166	6,130,892
PepsiCo, Inc.	16,875	2,023,650
		8,154,542
Food and staples retailing – 0.4%
CVS Health Corp.	20,900	1,515,250
Food products – 2.3%
Mondelez International, Inc., Class A	47,506	2,033,257
The Kraft Heinz Company	64,402	5,007,900
Tyson Foods, Inc., Class A	24,266	1,967,245
		9,008,402
Household products – 0.3%
Essity AB, Class B (A)	47,846	1,359,683
Tobacco – 2.5%
British American Tobacco PLC	29,861	2,018,568
Philip Morris International, Inc.	77,314	8,168,224
		10,186,792
		30,224,669
Energy – 1.1%
Oil, gas and consumable fuels – 1.1%
Canadian Natural Resources, Ltd.	51,000	1,821,720
Enterprise Products Partners LP	60,853	1,613,213
TOTAL SA	14,234	785,715
		4,220,648

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Financials – 7.2%
Banks – 1.8%
The PNC Financial Services Group, Inc.	49,988	$7,212,769
Capital markets – 2.0%
Intercontinental Exchange, Inc.	33,966	2,396,641
Nasdaq, Inc.	3,870	297,332
State Street Corp.	30,542	2,981,205
The Bank of New York Mellon Corp.	44,821	2,414,059
		8,089,237
Insurance – 3.4%
Marsh & McLennan Companies, Inc.	145,853	11,870,976
RSA Insurance Group PLC	204,335	1,741,742
		13,612,718
		28,914,724
Health care – 15.7%
Biotechnology – 0.9%
Biogen, Inc. (A)	11,538	3,675,661
Bioverativ, Inc. (A)	705	38,014
		3,713,675
Health care equipment and supplies – 6.9%
Abbott Laboratories	142,494	8,132,133
Becton, Dickinson and Company	41,226	8,824,838
Danaher Corp.	116,179	10,783,735
		27,740,706
Health care providers and services – 3.7%
Aetna, Inc.	20,262	3,655,062
Anthem, Inc.	12,881	2,898,354
Cigna Corp.	7,097	1,441,330
Humana, Inc.	7,511	1,863,254
UnitedHealth Group, Inc.	21,673	4,778,030
		14,636,030
Life sciences tools and services – 3.0%
PerkinElmer, Inc.	118,222	8,644,393
Thermo Fisher Scientific, Inc.	17,952	3,408,726
		12,053,119
Pharmaceuticals – 1.2%
Perrigo Company PLC	12,621	1,100,030
Zoetis, Inc. (B)	52,300	3,767,692
		4,867,722
		63,011,252
Industrials – 5.7%
Building products – 0.4%
Johnson Controls International PLC	40,926	1,559,690
Commercial services and supplies – 0.7%
Waste Connections, Inc.	40,611	2,880,944
Industrial conglomerates – 1.6%
General Electric Company	101,570	1,772,397
Roper Technologies, Inc.	18,541	4,802,119
		6,574,516
Machinery – 1.6%
Fortive Corp.	60,033	4,343,388
The Middleby Corp. (A)	14,272	1,926,006
		6,269,394
Professional services – 1.4%
Equifax, Inc.	28,214	3,326,995
RELX PLC	95,164	2,231,425
		5,558,420
		22,842,964

The accompanying notes are an integral part of the financial statements.	14

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Information technology – 16.5%
Internet software and services – 3.2%
Alphabet, Inc., Class A (A)	1,702	$1,792,887
Alphabet, Inc., Class C (A)	10,391	10,873,142
		12,666,029
IT services – 9.1%
Fidelity National Information Services, Inc.	85,542	8,048,647
Fiserv, Inc. (A)	88,820	11,646,967
Mastercard, Inc., Class A (B)	18,637	2,820,896
Visa, Inc., Class A	123,673	14,101,195
		36,617,705
Semiconductors and semiconductor equipment – 0.6%
Texas Instruments, Inc.	21,035	2,196,895
Software – 3.0%
Intuit, Inc.	18,375	2,899,208
Microsoft Corp.	106,700	9,127,118
		12,026,326
Technology hardware, storage and peripherals – 0.6%
Apple, Inc.	15,100	2,555,373
		66,062,328
Materials – 0.9%
Containers and packaging – 0.9%
Amcor, Ltd.	173,600	2,080,129
Ball Corp.	37,010	1,400,829
		3,480,958
Real estate – 0.3%
Equity real estate investment trusts – 0.3%
SBA Communications Corp. (A)	8,571	1,400,159
Utilities – 1.4%
Electric utilities – 1.1%
Eversource Energy	25,666	1,621,578
PG&E Corp.	61,715	2,766,683
		4,388,261
Multi-utilities – 0.3%
DTE Energy Company	12,878	1,409,626
		5,797,887
TOTAL COMMON STOCKS (Cost $213,128,603)		$263,232,373

PREFERRED SECURITIES – 3.4%
Financials – 0.6%
Banks – 0.5%
U.S. Bancorp (6.500% to 1-15-22, then 3
month LIBOR + 4.468%)	14,000	395,080
Wells Fargo & Company, Series L, 7.500%	1,014	1,328,330
		1,723,410
Capital markets – 0.1%
State Street Corp., 6.000%	2,346	62,075
The Charles Schwab Corp., 5.950%	1,000	27,000
The Charles Schwab Corp., 6.000%	15,000	403,200
		492,275
		2,215,685
Health care – 1.0%
Health care equipment and supplies – 1.0%
Becton, Dickinson and Company, 6.125%	69,909	4,047,731
Real estate – 0.5%
Equity real estate investment trusts – 0.5%
American Tower Corp., 5.500%	12,973	1,631,355
Crown Castle International Corp., 6.875%	307	346,542
		1,977,897

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Utilities – 1.3%
Electric utilities – 0.7%
Alabama Power Company, 5.000% (C)	10,000	$265,800
NextEra Energy, Inc., 6.123%	7,851	441,226
SCE Trust II, 5.100%	1,920	46,406
SCE Trust III (5.750% to 3-15-24, then 3
month LIBOR + 2.990%)	20,615	557,636
SCE Trust IV (5.375% to 9-15-25, then 3
month LIBOR + 3.132%)	30,000	774,000
SCE Trust V (5.450% to 3-15-26, then 3
month LIBOR + 3.790%)	8,000	211,440
SCE Trust VI, 5.000%	25,000	600,500
		2,897,008
Multi-utilities – 0.6%
DTE Energy Company, 5.250% (A)(C)	35,000	899,500
DTE Energy Company, 6.500%	29,130	1,571,855
		2,471,355
		5,368,363
TOTAL PREFERRED SECURITIES (Cost $12,368,091)		$13,609,676

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS – 2.4%
U.S. Government – 2.4%
U.S. Treasury Notes
2.250%, 11/15/2027	$9,876,000	9,733,586
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $9,669,320)		$9,733,586

CORPORATE BONDS - 19.5%
Consumer discretionary - 5.3%
Amazon.com, Inc.
2.600%, 12/05/2019	$465,000	469,691
AutoZone, Inc.
1.625%, 04/21/2019	50,000	49,580
2.500%, 04/15/2021	155,000	153,905
CCO Holdings LLC
5.250%, 03/15/2021 to 09/30/2022	800,000	818,172
5.750%, 09/01/2023 to 01/15/2024	677,000	695,300
Cedar Fair LP
5.375%, 06/01/2024	476,000	497,420
5.375%, 04/15/2027 (D)	185,000	194,250
Cequel Communications Holdings I LLC
6.375%, 09/15/2020 (D)	380,000	385,700
Charter Communications Operating LLC
3.579%, 07/23/2020	150,000	152,786
DISH DBS Corp.
4.250%, 04/01/2018	140,000	140,525
Dollar Tree, Inc.
5.750%, 03/01/2023	825,000	864,188
Ford Motor Credit Company LLC
2.145%, 01/09/2018	360,000	360,007
2.375%, 03/12/2019	375,000	375,106
2.597%, 11/04/2019	600,000	600,324
Hilton Domestic Operating Company, Inc.
4.250%, 09/01/2024	100,000	101,000
KFC Holding Company/Pizza Hut
Holdings LLC/Taco Bell of America LLC
4.750%, 06/01/2027 (D)	1,917,000	1,960,133
5.000%, 06/01/2024 (D)	432,000	445,500
5.250%, 06/01/2026 (D)	530,000	557,825
L Brands, Inc.
8.500%, 06/15/2019	945,000	1,026,506
Lamar Media Corp.
5.875%, 02/01/2022	175,000	178,719

The accompanying notes are an integral part of the financial statements.	15

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
McDonald’s Corp.
2.100%, 12/07/2018	$45,000	$45,046
Netflix, Inc.
4.375%, 11/15/2026 (C)	1,295,000	1,265,863
4.875%, 04/15/2028 (D)	2,330,000	2,283,400
5.875%, 02/15/2025	205,000	217,813
Service Corp. International
4.625%, 12/15/2027	225,000	228,290
5.375%, 05/15/2024	645,000	679,669
7.625%, 10/01/2018	70,000	72,888
Sirius XM Radio, Inc.
6.000%, 07/15/2024 (D)	620,000	655,650
Tesla, Inc.
5.300%, 08/15/2025 (C)(D)	1,225,000	1,169,875
Time Warner Cable LLC
6.750%, 07/01/2018	500,000	511,066
Unitymedia GmbH
6.125%, 01/15/2025 (D)	375,000	395,625
Virgin Media Finance PLC
6.000%, 10/15/2024 (D)	450,000	461,813
Virgin Media Secured Finance PLC
5.250%, 01/15/2026 (D)	200,000	202,000
Yum! Brands, Inc.
3.750%, 11/01/2021	1,085,000	1,101,275
3.875%, 11/01/2020 to 11/01/2023	1,010,000	1,023,669
5.300%, 09/15/2019	180,000	186,750
5.350%, 11/01/2043	215,000	207,475
6.250%, 03/15/2018	355,000	357,663
6.875%, 11/15/2037	260,000	285,350
		21,377,817
Consumer staples - 1.2%
Anheuser-Busch InBev Finance, Inc.
1.900%, 02/01/2019	300,000	299,358
2.650%, 02/01/2021	155,000	155,764
3.300%, 02/01/2023	200,000	204,630
Anheuser-Busch InBev Finance, Inc. (3 month
LIBOR + 1.260%)
2.641%, 02/01/2021 (E)	360,000	371,494
Aramark Services, Inc.
5.000%, 04/01/2025 (D)	1,125,000	1,188,338
B&G Foods, Inc.
4.625%, 06/01/2021	300,000	304,500
PepsiCo, Inc.
1.250%, 04/30/2018	125,000	124,895
Philip Morris International, Inc.
2.000%, 02/21/2020	380,000	377,613
2.625%, 02/18/2022	470,000	469,904
Philip Morris International, Inc. (3 month
LIBOR + 0.420%)
1.861%, 02/21/2020 (E)	255,000	256,233
Reckitt Benckiser Treasury Services PLC (3
month LIBOR + 0.560%)
1.888%, 06/24/2022 (D)(E)	440,000	439,843
Spectrum Brands, Inc.
6.125%, 12/15/2024	175,000	185,281
6.625%, 11/15/2022	315,000	326,025
The Kroger Company
2.000%, 01/15/2019	105,000	104,805
TreeHouse Foods, Inc.
6.000%, 02/15/2024 (D)	75,000	78,000
		4,886,683
Energy - 0.5%
Canadian Natural Resources, Ltd.
1.750%, 01/15/2018	185,000	184,967

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Chevron Corp.
1.365%, 03/02/2018	$590,000	$589,605
Enbridge Energy Partners LP
6.500%, 04/15/2018	15,000	15,199
EQT Corp.
8.125%, 06/01/2019	208,000	223,989
Matador Resources Company
6.875%, 04/15/2023	200,000	210,500
Shell International Finance BV (3 month
LIBOR + 0.450%)
1.863%, 05/11/2020 (E)	810,000	817,411
		2,041,671
Financials - 1.3%
Burlington Northern Santa Fe LLC
3.250%, 06/15/2027 (C)	330,000	337,474
HUB International, Ltd.
7.875%, 10/01/2021 (D)	1,300,000	1,353,625
Marsh & McLennan Companies, Inc.
2.350%, 03/06/2020	140,000	139,913
2.750%, 01/30/2022	190,000	190,361
3.300%, 03/14/2023	65,000	66,607
MSCI, Inc.
5.250%, 11/15/2024 (D)	515,000	542,681
5.750%, 08/15/2025 (D)	140,000	150,325
State Street Corp. (5.250% to 9-15-20, then 3
month LIBOR + 3.597%)
09/15/2020 (F)	435,000	456,228
The Bank of New York Mellon Corp. (4.625%
to 9-20-26, then 3 month LIBOR +
3.131%)
09/20/2026 (F)	375,000	381,094
The Bank of New York Mellon Corp. (4.950%
to 6-20-20, then 3 month LIBOR +
3.420%)
06/20/2020 (F)	450,000	465,773
The PNC Financial Services Group, Inc.
(5.000% to 11-1-26, then 3 month LIBOR
+ 3.300%)
11/01/2026 (F)	525,000	555,188
U.S. Bancorp (5.300% to 4-15-27, then 3
month LIBOR + 2.914%)
04/15/2027 (F)	350,000	378,893
		5,018,162
Health care - 3.1%
Becton, Dickinson and Company
2.675%, 12/15/2019	266,000	266,929
3.363%, 06/06/2024	420,000	421,083
Becton, Dickinson and Company (3 month
LIBOR + 1.030%)
2.538%, 06/06/2022 (E)	400,000	402,099
Centene Corp.
4.750%, 05/15/2022	475,000	492,813
5.625%, 02/15/2021	1,175,000	1,207,313
6.125%, 02/15/2024	635,000	671,513
Eli Lilly & Company
1.250%, 03/01/2018	310,000	309,765
Fresenius Medical Care US Finance, Inc.
5.750%, 02/15/2021 (D)	75,000	81,144
HCA, Inc.
3.750%, 03/15/2019	200,000	201,750
4.250%, 10/15/2019	485,000	495,306
6.500%, 02/15/2020	2,140,000	2,268,400
Hologic, Inc.
4.375%, 10/15/2025 (D)	487,000	494,305

The accompanying notes are an integral part of the financial statements.	16

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Hologic, Inc. (continued)
5.250%, 07/15/2022 (D)	$1,910,000	$1,976,850
Medtronic Global Holdings SCA
1.700%, 03/28/2019	475,000	472,991
3.350%, 04/01/2027 (C)	270,000	276,960
Medtronic, Inc.
1.500%, 03/15/2018	490,000	489,647
2.500%, 03/15/2020	275,000	276,612
Pfizer, Inc.
1.200%, 06/01/2018	950,000	947,918
Teleflex, Inc.
4.625%, 11/15/2027	90,000	90,770
4.875%, 06/01/2026	125,000	129,063
Thermo Fisher Scientific, Inc.
3.200%, 08/15/2027	345,000	341,842
Universal Health Services, Inc.
3.750%, 08/01/2019 (D)	60,000	60,975
		12,376,048
Industrials - 1.7%
3M Company
2.250%, 03/15/2023	360,000	356,949
2.875%, 10/15/2027	450,000	447,448
Caterpillar Financial Services Corp.
2.250%, 12/01/2019	225,000	225,327
CNH Industrial Capital LLC
3.625%, 04/15/2018	680,000	683,522
Continental Airlines 2009-2 Class A Pass
Through Trust
7.250%, 05/10/2021	110,267	118,881
Continental Airlines 2012-1 Class A Pass
Through Trust
4.150%, 10/11/2025	194,629	203,387
Delta Air Lines 2009-1 Class A Pass Through
Trust
7.750%, 06/17/2021	72,649	78,548
Delta Air Lines 2011-1 Class A Pass Through
Trust
5.300%, 10/15/2020	66,763	69,013
Fortive Corp.
1.800%, 06/15/2019	40,000	39,708
IHS Markit, Ltd.
5.000%, 11/01/2022 (D)	475,000	514,995
Lennox International, Inc.
3.000%, 11/15/2023	90,000	88,855
Northrop Grumman Corp.
2.550%, 10/15/2022	630,000	625,425
2.930%, 01/15/2025	765,000	760,272
3.250%, 01/15/2028	1,352,000	1,353,551
Trinity Acquisition PLC
4.400%, 03/15/2026	270,000	285,478
US Airways 2010-1 Class A Pass Through
Trust
6.250%, 10/22/2024	147,993	163,548
US Airways 2012-2 Class A Pass Through
Trust
4.625%, 12/03/2026	17,859	18,957
US Airways 2012-2 Class B Pass Through
Trust
6.750%, 12/03/2022	57,942	62,931
US Airways 2013-1 Class A Pass Through
Trust
3.950%, 05/15/2027	193,172	201,285
US Airways 2013-1 Class B Pass Through
Trust
5.375%, 05/15/2023	61,166	64,422

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Welbilt, Inc.
9.500%, 02/15/2024	$155,000	$176,506
Xylem, Inc.
3.250%, 11/01/2026	75,000	74,585
4.875%, 10/01/2021	60,000	64,705
		6,678,298
Information technology - 2.1%
Amphenol Corp.
2.200%, 04/01/2020	285,000	283,575
3.200%, 04/01/2024	140,000	140,917
Apple, Inc.
1.500%, 09/12/2019	1,160,000	1,150,203
Fiserv, Inc.
2.700%, 06/01/2020	580,000	583,588
Harris Corp.
1.999%, 04/27/2018	130,000	129,864
Microsoft Corp.
3.300%, 02/06/2027	3,325,000	3,428,777
NXP BV
3.750%, 06/01/2018 (D)	2,425,000	2,439,550
4.125%, 06/15/2020 (D)	225,000	230,407
Texas Instruments, Inc.
2.900%, 11/03/2027	225,000	224,187
		8,611,068
Materials - 0.6%
Ecolab, Inc.
2.000%, 01/14/2019	205,000	204,646
Reynolds Group Issuer, Inc.
5.125%, 07/15/2023 (D)	300,000	310,500
5.750%, 10/15/2020	1,284,068	1,303,329
6.875%, 02/15/2021	473,139	479,645
Reynolds Group Issuer, Inc. (3 month LIBOR
+ 3.500%)
4.859%, 07/15/2021 (D)(E)	195,000	197,925
		2,496,045
Real estate - 1.6%
American Tower Corp.
3.300%, 02/15/2021	320,000	325,839
CBRE Services, Inc.
5.000%, 03/15/2023	225,000	231,372
Crown Castle International Corp.
4.875%, 04/15/2022	400,000	428,895
5.250%, 01/15/2023	1,475,000	1,614,825
Iron Mountain, Inc.
4.375%, 06/01/2021 (D)	240,000	243,571
5.750%, 08/15/2024	620,000	627,750
6.000%, 08/15/2023	135,000	141,075
SBA Communications Corp.
4.875%, 07/15/2022 to 09/01/2024	2,845,000	2,923,238
		6,536,565
Telecommunication services - 0.7%
Level 3 Financing, Inc.
5.375%, 08/15/2022	400,000	405,120
5.625%, 02/01/2023	350,000	352,625
T-Mobile USA, Inc.
6.836%, 04/28/2023	225,000	235,688
Verizon Communications, Inc.
3.125%, 03/16/2022	475,000	481,548
Verizon Communications, Inc. (3 month
LIBOR + 1.000%)
2.600%, 03/16/2022 (E)	475,000	484,350

The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Telecommunication services (continued)
Ziggo Secured Finance BV
5.500%, 01/15/2027 (D)	$675,000	$674,156
		2,633,487
Utilities - 1.4%
Berkshire Hathaway Energy Company
2.400%, 02/01/2020	260,000	261,200
CMS Energy Corp.
8.750%, 06/15/2019	27,000	29,377
Dominion Energy, Inc.
2.962%, 07/01/2019	65,000	65,497
DTE Energy Company
3.800%, 03/15/2027	925,000	953,700
Edison International
2.125%, 04/15/2020	475,000	470,808
Eversource Energy
2.750%, 03/15/2022	275,000	275,465
2.900%, 10/01/2024	175,000	173,628
NiSource Finance Corp.
3.490%, 05/15/2027	715,000	727,548
4.375%, 05/15/2047	490,000	536,572
NSTAR Electric Company
3.200%, 05/15/2027	360,000	364,255
Pacific Gas & Electric Company
3.300%, 03/15/2027	485,000	481,185
Southern California Gas Company
3.200%, 06/15/2025	250,000	255,513
The Southern Company
1.550%, 07/01/2018	435,000	434,117
1.850%, 07/01/2019	230,000	228,587
Virginia Electric & Power Company
3.150%, 01/15/2026	125,000	126,168
3.500%, 03/15/2027	330,000	341,089
		5,724,709
TOTAL CORPORATE BONDS (Cost $77,721,645)		$78,380,553

TERM LOANS (G) – 1.5%
Consumer discretionary – 0.1%
Charter Communications Operating LLC
TBD 04/30/2025 (H)	350,000	350,126
Dollar Tree, Inc.
4.250%, 07/06/2022	25,000	25,156
Kasima LLC (1 and 3 month LIBOR +
2.500%)
4.167%, 05/17/2021	21,507	21,722
		397,004
Consumer staples – 0.0%
Prestige Brands, Inc. (1 month LIBOR +
2.750%)
4.319%, 01/26/2024	48,448	48,736
Energy – 0.1%
BCP Raptor LLC (3 month LIBOR + 4.250%)
5.729%, 06/24/2024	447,750	449,151
Financials – 0.7%
HUB International, Ltd. (3 month LIBOR +
3.000%)
4.413%, 10/02/2020	2,404,795	2,414,678
Vantiv LLC
TBD 08/09/2022 (H)	270,000	271,013
		2,685,691
Health care – 0.3%
Change Healthcare Holdings LLC (1 month
LIBOR + 2.750%)
4.319%, 03/01/2024	1,032,200	1,033,624

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
TERM LOANS (G)(continued)
Industrials – 0.1%
Institutional Shareholder Services, Inc. (3
month LIBOR + 3.750%)
5.109%, 10/16/2024	$77,905	78,047
Welbilt, Inc. (1 month LIBOR + 2.750%)
4.319%, 03/03/2023	550,000	553,669
		631,716
Information technology – 0.1%
Fiserv, Inc. (1 month LIBOR + 1.250%)
2.600%, 10/25/2018	75,000	74,813
Global Payments, Inc. (1 month LIBOR +
1.750%)
3.319%, 05/02/2022	316,875	316,875
		391,688
Materials – 0.1%
HB Fuller Company (1 month LIBOR +
2.250%)
3.751%, 10/20/2024	259,350	260,035
TOTAL TERM LOANS (Cost $5,882,779)		$5,897,645

ASSET BACKED SECURITIES - 0.2%
Taco Bell Funding LLC
Series 2016-1A, Class A2I
3.832%, 05/25/2046 (D)	395,000	400,360
Wendys Funding LLC
Series 2015-1A, Class A2I
3.371%, 06/15/2045 (D)	263,925	264,632
TOTAL ASSET BACKED SECURITIES (Cost $658,925)		$664,992

PURCHASED OPTIONS – 0.1%
Calls – 0.1%
Over the Counter on Altria Group, Inc.
(Expiration Date: 3-16-18; Strike Price:
$65.00; Counterparty: Citigroup Global
Markets, Inc.; Notional Amount: 1,800) (A)	18	12,098
Over the Counter on Altria Group, Inc.
(Expiration Date: 6-15-18; Strike Price:
$67.50; Counterparty: Citigroup Global
Markets, Inc.; Notional Amount: 1,800) (A)	18	10,228
Over the Counter on AT&T, Inc. (Expiration
Date: 4-20-18; Strike Price: $39.00;
Counterparty: Goldman Sachs & Company;
Notional Amount: 17,800) (A)	178	24,920
Over the Counter on AT&T, Inc. (Expiration
Date: 6-15-18; Strike Price: $40.00;
Counterparty: Goldman Sachs & Company;
Notional Amount: 17,800) (A)	178	24,208
Over the Counter on Comcast Corp., Class A
(Expiration Date: 6-15-18; Strike Price:
$40.00; Counterparty: Credit Suisse
Securities LLC; Notional
Amount: 9,000) (A)	90	23,393
Over the Counter on Consumer Discretionary
Select (Expiration Date: 3-16-18; Strike
Price: $95.00; Counterparty: JP Morgan
Clearing Corp.; Notional
Amount: 9,300) (A)	93	45,105
Over the Counter on Consumer Discretionary
Select (Expiration Date: 6-15-18; Strike
Price: $95.00; Counterparty: JP Morgan
Clearing Corp.; Notional
Amount: 9,300) (A)	93	57,169
Over the Counter on CVS Health Corp.
(Expiration Date: 5-18-18; Strike Price:
$85.00; Counterparty: Citigroup Global
Markets, Inc.; Notional Amount: 1,800) (A)	18	1,406

The accompanying notes are an integral part of the financial statements.	18

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
PURCHASED OPTIONS (continued)
Calls (continued)
Over the Counter on Dr. Pepper Snapple
Group, Inc. (Expiration Date: 5-18-18;
Strike Price: $92.50;
Counterparty: Citigroup Global
Markets, Inc.; Notional Amount: 1,800) (A)	18	$12,770
Over the Counter on Dr. Pepper Snapple
Group, Inc. (Expiration Date: 5-18-18;
Strike Price: $95.00;
Counterparty: Citigroup Global
Markets, Inc.; Notional Amount: 1,800) (A)	18	9,670
Over the Counter on Financial Select Sector
SPDR Fund FLEX Options (Expiration
Date: 3-16-18; Strike Price: $26.00;
Counterparty: Goldman Sachs & Company;
Notional Amount: 20,000) (A)	200	44,605
Over the Counter on Financial Select Sector
SPDR Fund FLEX Options (Expiration
Date: 6-15-18; Strike Price: $26.00;
Counterparty: Goldman Sachs & Company;
Notional Amount: 20,100) (A)	201	52,061
Over the Counter on Genuine Parts Company
(Expiration Date: 5-18-18; Strike Price:
$90.00; Counterparty: Citigroup Global
Markets, Inc.; Notional Amount: 800) (A)	8	5,960
Over the Counter on O’Reilly
Automotive, Inc. (Expiration Date: 5-18-18;
Strike Price: $220.00; Counterparty: Credit
Suisse Securities LLC; Notional
Amount: 600) (A)	6	18,824
Over the Counter on Synchrony Financial
(Expiration Date: 3-16-18; Strike Price:
$31.00; Counterparty: Citigroup Global
Markets, Inc.; Notional Amount: 1,800) (A)	18	14,200
Over the Counter on Sysco Corp. (Expiration
Date: 5-18-18; Strike Price: $55.00;
Counterparty: Citigroup Global
Markets, Inc.; Notional Amount: 900) (A)	9	5,683
Over the Counter on The J.M. Smucker
Company (Expiration Date: 4-20-18; Strike
Price: $115.00; Counterparty: Credit Suisse
Securities LLC; Notional
Amount: 1,800) (A)	18	20,971
Over the Counter on The Kraft Heinz
Company (Expiration Date: 4-20-18; Strike
Price: $85.00; Counterparty: Credit Suisse
Securities LLC; Notional
Amount: 3,600) (A)	36	2,340
Over the Counter on Verizon
Communications, Inc. (Expiration
Date: 4-20-18; Strike Price: $50.00;
Counterparty: Citigroup Global
Markets, Inc.; Notional Amount: 5,200) (A)	52	18,983
Over the Counter on Verizon
Communications, Inc. (Expiration
Date: 6-15-18; Strike Price: $50.00;
Counterparty: Citigroup Global
Markets, Inc.; Notional Amount: 5,200) (A)	52	20,802

Capital Appreciation Value Trust (continued)

	Shares or
	Principal
	Amount	Value
PURCHASED OPTIONS (continued)
Calls (continued)
Over the Counter on Wells Fargo & Company
(Expiration Date: 5-20-18; Strike Price:
$55.00; Counterparty: Credit Suisse
Securities LLC; Notional
Amount: 1,600) (A)	16	$10,494
Over the Counter on Wells Fargo & Company
(Expiration Date: 6-15-18; Strike Price:
$55.00; Counterparty: Credit Suisse
Securities LLC; Notional
Amount: 1,600) (A)	16	11,090
TOTAL PURCHASED OPTIONS (Cost $197,765)		$446,980

SECURITIES LENDING COLLATERAL – 0.7%
John Hancock Collateral Trust, 1.3985% (I)(J)	271,682	2,717,825
TOTAL SECURITIES LENDING COLLATERAL
(Cost $2,717,844)		$2,717,825

SHORT-TERM INVESTMENTS – 8.2%
Money market funds – 7.2%
T. Rowe Price Government Money Fund,
1.2496% (I)	28,966,202	28,966,202
Repurchase agreement – 1.0%
Repurchase Agreement with State Street Corp.
dated 12-29-17 at 0.540% to be repurchased
at $3,749,225 on 1-2-18, collateralized by
$3,845,000 Federal Home Loan Bank,
0.875% due 10-1-18 (valued at $3,827,128,
including interest)	$3,749,000	3,749,000
TOTAL SHORT-TERM INVESTMENTS (Cost $32,715,202)		$32,715,202
Total Investments (Capital Appreciation Value Trust)
(Cost $355,060,174) – 101.6%		$407,398,832
Other assets and liabilities, net – (1.6%)		(6,375,290)
TOTAL NET ASSETS – 100.0%		$401,023,542

Security Abbreviations and Legend

LIBOR	London Interbank Offered Rate
(A)	Non-income producing security.
(B)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(C)	A portion of this security is on loan as of 12-31-17.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(I)	The rate shown is the annualized seven-day yield as of 12-31-17.
(J)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)
DERIVATIVES
WRITTEN OPTIONS

Options on securities
Counterparty (OTC)/		Exercise		Expiration	Number of	Notional
Exchange-traded	Name of issuer	price		date	contracts	amount	Premium	Value
Calls
Credit Suisse Securities
(USA) LLC	Alphabet, Inc., Class A	USD	1,200.00	Jan 2019	4	400	$20,748	$(16,730)
Citigroup Global
Markets, Inc.	Alphabet, Inc., Class C	USD	840.00	Jan 2018	4	400	17,173	(82,918)
Citigroup Global
Markets, Inc.	Alphabet, Inc., Class C	USD	860.00	Jan 2018	4	400	14,438	(74,928)
Citigroup Global
Markets, Inc.	Alphabet, Inc., Class C	USD	880.00	Jan 2018	11	1,100	38,671	(184,082)
Deutsche Bank
Securities, Inc.	Alphabet, Inc., Class C	USD	880.00	Jan 2018	3	300	9,783	(50,204)
Citigroup Global
Markets, Inc.	Alphabet, Inc., Class C	USD	900.00	Jan 2018	9	900	27,413	(132,654)
Deutsche Bank
Securities, Inc.	Alphabet, Inc., Class C	USD	900.00	Jan 2018	11	1,100	36,964	(162,132)
Citigroup Global
Markets, Inc.	Alphabet, Inc., Class C	USD	920.00	Jan 2018	12	1,200	33,279	(152,911)
Deutsche Bank
Securities, Inc.	Alphabet, Inc., Class C	USD	920.00	Jan 2018	9	900	26,766	(114,683)
Citigroup Global
Markets, Inc.	Alphabet, Inc., Class C	USD	940.00	Jan 2018	12	1,200	28,066	(129,024)
Deutsche Bank
Securities, Inc.	Alphabet, Inc., Class C	USD	940.00	Jan 2018	7	700	18,429	(75,264)
Credit Suisse Securities
(USA) LLC	Alphabet, Inc., Class C	USD	1,200.00	Jan 2019	8	800	38,176	(33,461)
Deutsche Bank
Securities, Inc.	Amazon.com, Inc.	USD	950.00	Jan 2018	19	1,900	90,832	(418,960)
Citigroup Global
Markets, Inc.	Amazon.com, Inc.	USD	1,000.00	Jan 2018	5	500	23,874	(85,466)
Deutsche Bank
Securities, Inc.	Amazon.com, Inc.	USD	1,000.00	Jan 2018	6	600	28,498	(102,560)
Citigroup Global
Markets, Inc.	Apple, Inc.	USD	175.00	Jan 2018	58	5,800	20,320	(4,677)
Citigroup Global
Markets, Inc.	Apple, Inc.	USD	180.00	Jan 2018	59	5,900	15,380	(1,415)
Citigroup Global
Markets, Inc.	Biogen, Inc.	USD	350.00	Jan 2018	14	1,400	15,346	(880)
Citigroup Global
Markets, Inc.	Danaher Corp.	USD	90.00	Jan 2018	26	2,600	4,859	(8,871)
Deutsche Bank
Securities, Inc.	Danaher Corp.	USD	90.00	Jan 2018	96	9,600	19,942	(32,756)
Deutsche Bank
Securities, Inc.	Danaher Corp.	USD	90.00	Jan 2018	121	12,100	22,482	(41,286)
Citigroup Global
Markets, Inc.	Mastercard, Inc., Class A	USD	120.00	Jan 2018	4	400	2,018	(12,496)
Citigroup Global
Markets, Inc.	Mastercard, Inc., Class A	USD	125.00	Jan 2018	3	300	1,044	(7,875)
Goldman Sachs &
Company	Mastercard, Inc., Class A	USD	140.00	Jan 2018	90	9,000	21,780	(105,303)
Citigroup Global
Markets, Inc.	State Street Corp.	USD	100.00	Jan 2019	61	6,100	47,707	(49,715)
Citigroup Global
Markets, Inc.	The Bank of New York Mellon Corp.	USD	55.00	Jan 2019	95	9,500	33,696	(38,712)
Citigroup Global
Markets, Inc.	The Bank of New York Mellon Corp.	USD	60.00	Jan 2019	94	9,400	17,859	(19,310)
Credit Suisse Securities
(USA) LLC	The Bank of New York Mellon Corp.	USD	60.00	Jan 2019	152	15,200	28,389	(31,224)
Credit Suisse Securities
(USA) LLC	The PNC Financial Services Group, Inc.	USD	135.00	Jan 2018	79	7,900	40,804	(78,419)
RBC Capital Markets	The PNC Financial Services Group, Inc.	USD	135.00	Jan 2018	33	3,300	9,133	(32,757)

The accompanying notes are an integral part of the financial statements.	20

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

Options on securities (continued)
Counterparty (OTC)/			Exercise	Expiration	Number of	Notional
Exchange-traded	Name of issuer		price	date	contracts	amount	Premium	Value
Credit Suisse Securities
(USA) LLC	The PNC Financial Services Group, Inc.	USD	140.00	Jan 2019	10	1,000	$6,237	$(14,259)
Credit Suisse Securities
(USA) LLC	The PNC Financial Services Group, Inc.	USD	145.00	Jan 2019	10	1,000	4,833	(11,600)
Credit Suisse Securities
(USA) LLC	The PNC Financial Services Group, Inc.	USD	150.00	Jan 2019	10	1,000	3,709	(9,475)
Credit Suisse Securities
(USA) LLC	The PNC Financial Services Group, Inc.	USD	155.00	Jan 2019	10	1,000	2,728	(7,362)
Citigroup Global
Markets, Inc.	The Priceline Group, Inc.	USD	1,900.00	Jan 2019	2	200	28,423	(26,540)
Citigroup Global
Markets, Inc.	The Priceline Group, Inc.	USD	2,000.00	Jan 2019	2	200	21,859	(19,383)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	90.00	Jan 2018	177	17,700	67,194	(426,859)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	95.00	Jan 2018	341	34,100	97,792	(652,086)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	105.00	Jan 2018	101	10,100	19,165	(96,122)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	105.00	Jan 2019	21	2,100	12,960	(32,193)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	110.00	Jan 2019	21	2,100	9,578	(27,248)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	115.00	Jan 2019	21	2,100	6,888	(21,630)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	120.00	Jan 2019	58	5,800	22,693	(45,675)
Citigroup Global
Markets, Inc.	Visa, Inc., Class A	USD	125.00	Jan 2019	56	5,600	20,292	(33,040)
Deutsche Bank
Securities, Inc.	Zoetis, Inc.	USD	60.00	Jan 2018	181	18,100	43,723	(216,844)
Goldman Sachs &
Company	Zoetis, Inc.	USD	60.00	Jan 2018	87	8,700	21,199	(104,229)
Deutsche Bank
Securities, Inc.	Zoetis, Inc.	USD	62.50	Jan 2018	84	8,400	18,228	(79,701)
Goldman Sachs &
Company	Zoetis, Inc.	USD	62.50	Jan 2018	87	8,700	14,418	(82,548)
Deutsche Bank
Securities, Inc.	Zoetis, Inc.	USD	65.00	Jan 2018	84	8,400	10,783	(59,642)
							$1,186,571	$(4,248,109)
Exchange-traded	Mastercard, Inc., Class A	USD	120.00	Jan 2018	2	200	898	(6,390)
							$898	$(6,390)
							$1,187,469	$(4,254,499)

Derivatives Currency Abbreviations

USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Emerging Markets Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 98.7%
Brazil - 6.7%
Aliansce Shopping Centers SA (A)	16,950	$92,195
B2W Cia Digital (A)	11,856	73,283
Banco Alfa de Investimento SA	35,100	59,533
Banco Bradesco SA	44,200	427,310
Banco do Brasil SA	253,883	2,434,082
Banco Santander Brasil SA	104,477	1,003,098
Brasil Brokers Participacoes SA (A)	34,340	10,252
BrasilAgro - Co Brasileira de
Propriedades Agricolas	9,500	35,857

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Brazil (continued)
Cia Siderurgica Nacional SA (A)	387,759	$978,770
Construtora Tenda SA (A)	33,362	201,535
Cosan SA Industria e Comercio	63,542	796,248
Cyrela Brazil Realty SA Empreendimentos
e Participacoes	89,323	355,708
Direcional Engenharia SA (A)	46,600	79,432
Duratex SA	139,631	387,316
Embraer SA	362,578	2,184,607
Estacio Participacoes SA	46,504	460,237

The accompanying notes are an integral part of the financial statements.	21

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Brazil (continued)
Eternit SA (A)	22,300	$6,187
Even Construtora e Incorporadora SA (A)	26,200	45,321
Ez Tec Empreendimentos e Participacoes SA	33,726	220,123
Fibria Celulose SA	55,198	797,270
Fibria Celulose SA, ADR	40,591	596,688
GAEC Educacao SA	7,300	62,175
Gafisa SA (A)	2,073	12,790
Gafisa SA, ADR	1,578	19,914
Gerdau SA	50,229	156,809
Gerdau SA, ADR	272,895	1,015,169
Guararapes Confeccoes SA	4,400	199,186
Helbor Empreendimentos SA (A)	111,305	65,680
International Meal Company Alimentacao
SA (A)	57,700	151,297
Iochpe Maxion SA	64,583	447,479
JBS SA	436,161	1,288,497
JHSF Participacoes SA (A)	56,500	29,788
Kepler Weber SA (A)	12,700	74,841
Kroton Educacional SA	109,675	608,571
Magnesita Refratarios SA	22,850	346,875
Marcopolo SA	14,300	13,902
Mills Estruturas e Servicos de Engenharia
SA (A)	32,877	40,781
MRV Engenharia e Participacoes SA	184,865	837,169
Paranapanema SA (A)	5,000	2,394
Petro Rio SA (A)	4,071	100,378
Petroleo Brasileiro SA (A)	1,256,990	6,405,760
Petroleo Brasileiro SA, Preferred ADR (A)	155,805	1,531,563
Petroleo Brasileiro SA, Sponsored ADR (A)	148,149	1,524,453
Porto Seguro SA	9,210	100,869
Profarma Distribuidora de Produtos
Farmaceuticos SA (A)	9,300	20,872
QGEP Participacoes SA	47,360	153,486
Restoque Comercio e Confeccoes de Roupas
SA (A)	2,875	28,159
Santos Brasil Participacoes SA (A)	83,700	85,511
Sao Carlos Empreendimentos e
Participacoes SA	7,005	90,785
Sao Martinho SA	3,600	20,994
SLC Agricola SA	31,418	253,032
Springs Global Participacoes SA (A)	12,400	40,425
Sul America SA	70,300	395,283
Suzano Papel e Celulose SA	175,762	990,320
Technos SA (A)	24,300	26,035
Tecnisa SA (A)	42,889	26,658
TPI - Triunfo Participacoes e Investimentos
SA (A)	22,800	23,054
Tupy SA	36,651	201,620
Usinas Siderurgicas de Minas Gerais SA (A)	44,238	144,372
Vale SA	1,876,183	22,729,101
Via Varejo SA	90,840	670,729
		52,181,828
Chile - 1.3%
Besalco SA	54,208	64,076
CAP SA	34,732	445,513
Cementos BIO BIO SA	16,447	22,975
Cencosud SA	599,051	1,759,169
Cia Sud Americana de Vapores SA (A)	899,596	48,373
Cristalerias de Chile SA	29,077	308,185
Empresa Nacional de Telecomunicaciones SA	14,637	164,602
Empresas AquaChile SA (A)	21,920	11,592
Empresas CMPC SA	358,395	1,221,491
Empresas COPEC SA	114,479	1,812,952
Empresas Hites SA	46,731	47,281
Empresas La Polar SA (A)	750,451	73,398

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chile (continued)
Enel Americas SA, ADR	99,798	$1,114,744
Enel Chile SA, ADR	97,949	556,350
Grupo Security SA	262,124	119,380
Inversiones Aguas Metropolitanas SA	53,753	101,965
Itau CorpBanca	30,270,046	275,588
Latam Airlines Group SA	23,743	334,628
Masisa SA (A)	1,264,197	96,122
PAZ Corp. SA	68,444	114,303
Ripley Corp. SA	488,158	525,451
Salfacorp SA	158,748	293,979
Sigdo Koppers SA	42,080	87,223
Sociedad Matriz SAAM SA	1,938,521	208,253
Socovesa SA	234,318	151,778
Vina Concha y Toro SA	66,384	125,508
		10,084,879
China - 12.4%
361 Degrees International, Ltd.	140,000	48,273
Agile Group Holdings, Ltd.	551,000	833,563
Agricultural Bank of China, Ltd., H Shares	4,969,000	2,309,292
Air China, Ltd., H Shares	346,000	419,013
Angang Steel Company, Ltd., H Shares	198,000	180,395
Anhui Conch Cement Company, Ltd.,
H Shares	153,000	718,141
Anton Oilfield Services Group (A)(B)	550,000	60,325
Asia Cement China Holdings Corp.	171,000	59,790
Asia Plastic Recycling Holding, Ltd.	80,065	33,728
AVIC International Holdings, Ltd., H Shares	110,000	113,045
AviChina Industry & Technology
Company, Ltd., H Shares	188,000	100,095
BAIC Motor Corp., Ltd., H Shares (B)(C)	327,500	425,394
Bank of China, Ltd., H Shares	14,375,694	7,040,299
Bank of Chongqing Company, Ltd., H Shares	192,000	152,614
Bank of Communications Company, Ltd.,
H Shares	1,136,876	841,462
Baoye Group Company, Ltd., H Shares (A)	70,000	49,078
BBMG Corp., H Shares (B)	431,000	195,128
Beijing Capital Land, Ltd., H Shares	174,000	90,342
Beijing North Star Company, H Shares	182,000	66,311
Boer Power Holdings, Ltd. (A)	130,000	24,758
Boyaa Interactive International, Ltd. (A)(B)	126,000	52,117
Cabbeen Fashion, Ltd.	80,000	23,117
Central China Real Estate, Ltd. (A)	254,732	119,191
Changshouhua Food Company, Ltd.	30,000	14,305
Chaowei Power Holdings, Ltd. (B)	180,000	109,619
Chigo Holding, Ltd. (A)	1,328,000	21,512
China Aoyuan Property Group, Ltd.	345,000	188,822
China BlueChemical, Ltd., H Shares	420,000	132,447
China Cinda Asset Management
Company, Ltd., H Shares	1,634,000	596,631
China CITIC Bank Corp., Ltd., H Shares	1,382,775	865,615
China Coal Energy Company, Ltd., H Shares	401,000	180,753
China Communications
Construction Company, Ltd., H Shares	951,000	1,078,901
China Communications Services Corp., Ltd.,
H Shares	659,200	440,882
China Construction Bank Corp., H Shares	15,666,000	14,421,378
China Dongxiang Group Company	920,000	170,537
China Eastern Airlines Corp., Ltd., H
Shares (B)	482,000	349,715
China Electronics Optics Valley Union
Holding Company, Ltd.	404,000	38,724
China Energy Engineering Corp., Ltd.,
H Shares	292,000	52,338
China Everbright Bank Company, Ltd.,
H Shares	575,000	268,024

The accompanying notes are an integral part of the financial statements.	22

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
China (continued)
China Evergrande Group (A)(B)	266,000	$913,303
China Greenfresh Group Company, Ltd.	120,000	21,007
China Harmony New Energy Auto
Holding, Ltd. (A)	148,000	107,531
China Hongqiao Group, Ltd. (B)	482,000	539,248
China Huarong Asset Management
Company, Ltd., H Shares (C)	1,934,000	911,585
China Huiyuan Juice Group, Ltd. (A)	212,500	58,707
China International Capital Corp., Ltd., H
Shares (B)(C)	113,200	234,970
China International Marine Containers Group
Company, Ltd., H Shares	43,200	83,412
China Lesso Group Holdings, Ltd.	298,000	192,641
China Machinery Engineering Corp., H Shares	237,000	153,278
China Merchants Bank Company, Ltd.,
H Shares	117,644	465,760
China Minsheng Banking Corp., Ltd.,
H Shares	912,500	911,932
China National Building Material
Company, Ltd., H Shares (B)	942,000	839,555
China National Materials Company, Ltd.,
H Shares	397,000	296,030
China Oilfield Services, Ltd., H Shares	344,000	333,773
China Oriental Group Company, Ltd. (B)	194,000	144,113
China Petroleum & Chemical Corp., ADR (B)	61,889	4,540,796
China Petroleum & Chemical Corp., H Shares	718,000	525,887
China Railway Construction Corp., H Shares	559,665	647,968
China Railway Group, Ltd., H Shares	688,000	508,016
China Reinsurance Group Corp., H Shares	697,000	158,598
China Rundong Auto Group, Ltd. (A)(C)	26,000	11,347
China Saite Group Company, Ltd. (A)	296,000	21,156
China Sanjiang Fine Chemicals Company, Ltd.	105,000	40,111
China SCE Property Holdings, Ltd.	462,200	199,004
China Shengmu Organic Milk, Ltd. (A)(C)	129,000	20,820
China Shenhua Energy Company, Ltd.,
H Shares	987,500	2,551,150
China Shineway Pharmaceutical Group, Ltd.	107,000	99,786
China Silver Group, Ltd.	114,000	34,887
China Southern Airlines Company, Ltd.,
H Shares	174,000	179,355
China Sunshine Paper Holdings
Company, Ltd.	71,000	18,226
China Taifeng Beddings Holdings, Ltd. (A)(D)	204,000	28,200
China XLX Fertiliser, Ltd.	115,000	49,251
China ZhengTong Auto Services
Holdings, Ltd.	172,500	174,159
China Zhongwang Holdings, Ltd. (B)	562,400	307,589
Chongqing Machinery & Electric
Company, Ltd., H Shares	398,000	41,655
Chongqing Rural Commercial Bank
Company, Ltd., H Shares	757,000	533,162
Chu Kong Petroleum & Natural Gas Steel
Pipe Holdings, Ltd. (A)	111,000	12,360
CIFI Holdings Group Company, Ltd.	482,000	289,594
CITIC Securities Company, Ltd., H Shares	100,000	205,684
CNOOC, Ltd.	5,253,000	7,541,297
Coland Holdings, Ltd.	24,000	27,889
Comtec Solar Systems Group, Ltd. (A)	248,000	9,334
Coolpad Group, Ltd. (A)(D)	32,200	1,780
COSCO SHIPPING Energy Transportation
Company, Ltd., H Shares	324,000	176,732
Country Garden Holdings Company, Ltd.	690,000	1,310,859
CPMC Holdings, Ltd.	56,000	44,367
CRCC High-Tech Equipment Corp., Ltd.,
H Shares	119,000	28,734

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
China (continued)
Dalian Port PDA Company, Ltd., H Shares	323,400	$58,346
Daphne International Holdings, Ltd. (A)	172,000	10,645
Dongfeng Motor Group Company, Ltd.,
H Shares	514,000	620,414
Dongyue Group, Ltd.	241,000	168,156
E-Commodities Holdings, Ltd.	348,000	34,659
Everbright Securities Company, Ltd., H
Shares (B)(C)	48,600	60,680
Evergreen International Holdings, Ltd.	122,000	10,785
Fantasia Holdings Group Company, Ltd.	670,500	91,655
Fosun International, Ltd.	493,460	1,090,531
Fufeng Group, Ltd. (A)	334,200	217,963
Future Land Development Holdings, Ltd. (B)	154,000	96,426
GOME Retail Holdings, Ltd. (B)	2,644,000	317,639
Grand Baoxin Auto Group, Ltd. (A)	74,500	37,172
Green Seal Holding, Ltd.	36,000	78,025
Greenland Hong Kong Holdings, Ltd.	245,625	97,398
Greentown China Holdings, Ltd. (B)	153,500	197,107
Guangdong Yueyun Transportation
Company, Ltd., H Shares	30,000	19,429
Guangshen Railway Company, Ltd., ADR	15,922	533,387
Guangzhou R&F Properties Company, Ltd., H
Shares (B)	312,400	702,366
Guodian Technology & Environment Group
Corp., Ltd., H Shares (A)	219,000	14,826
Guolian Securities Company, Ltd., H Shares	45,000	21,758
Guorui Properties, Ltd. (B)	84,000	25,012
Haitong Securities Company, Ltd., H Shares	480,400	695,410
Harbin Bank Company, Ltd., H Shares (A)(C)	126,000	39,137
Harbin Electric Company, Ltd., H Shares	184,000	76,955
Hilong Holding, Ltd.	319,000	45,843
Hiroca Holdings, Ltd.	33,000	126,741
HNA Infrastructure Company, Ltd., H Shares	47,000	46,295
Honworld Group, Ltd. (C)	88,500	46,297
Hopefluent Group Holdings, Ltd.	46,000	20,154
Hua Hong Semiconductor, Ltd. (C)	100,000	211,470
Huaneng Renewables Corp., Ltd., H Shares	1,318,000	446,195
Huishang Bank Corp., Ltd., H Shares	110,000	60,218
Hydoo International Holding, Ltd. (A)	388,000	41,574
Industrial & Commercial Bank of China, Ltd.,
H Shares	19,259,000	15,438,683
Inner Mongolia Yitai Coal Company, H
Shares (B)	14,200	16,538
Jiangnan Group, Ltd. (B)	406,000	27,501
Jiangxi Copper Company, Ltd., H Shares	246,000	389,243
JinkoSolar Holding Company, Ltd.,
ADR (A)(B)	5,343	128,499
Kaisa Group Holdings, Ltd. (A)	898,000	504,621
Kangda International Environmental
Company, Ltd. (A)(C)	209,000	44,312
KWG Property Holding, Ltd.	382,513	445,875
Legend Holdings Corp., H Shares (C)	88,200	404,516
Leoch International Technology, Ltd.	102,000	18,539
Lianhua Supermarket Holdings
Company, Ltd., H Shares (A)	114,000	41,386
Logan Property Holdings Company, Ltd.	208,000	214,822
Longfor Properties Company, Ltd.	318,000	795,585
Lonking Holdings, Ltd.	392,000	171,467
Maanshan Iron & Steel Company, Ltd., H
Shares (A)	380,000	178,564
Maoye International Holdings, Ltd.	426,000	43,600
Metallurgical Corp. of China, Ltd., H Shares	437,000	128,334
Modern Land China Company, Ltd.	176,400	37,774
NVC Lighting Holding, Ltd.	267,000	26,272
Ourgame International Holdings, Ltd. (A)	46,000	15,312

The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
China (continued)
Parkson Retail Group, Ltd.	311,000	$35,756
PetroChina Company, Ltd., H Shares	6,128,000	4,261,089
Poly Culture Group Corp., Ltd., H Shares	22,400	45,021
Powerlong Real Estate Holdings, Ltd.	384,000	185,726
PW Medtech Group, Ltd. (A)(B)	199,000	36,102
Qingdao Port International Company, Ltd., H
Shares (C)	53,000	35,508
Qingling Motors Company, Ltd., H Shares	278,000	88,482
Qinhuangdao Port Company, Ltd., H Shares	118,000	39,716
Qunxing Paper Holdings
Company, Ltd. (A)(D)	634,371	0
Red Star Macalline Group Corp., Ltd., H
Shares (C)	142,800	231,426
Renhe Commercial Holdings
Company, Ltd. (A)(B)	4,426,000	125,765
Ronshine China Holdings, Ltd. (A)	109,000	121,329
Sany Heavy Equipment International Holdings
Company, Ltd. (A)	307,000	67,170
Semiconductor Manufacturing International
Corp. (A)(B)	286,000	492,884
Semiconductor Manufacturing International
Corp., ADR (A)(B)	96,334	824,619
Shandong Chenming Paper Holdings, Ltd., H
Shares (B)	52,000	93,664
Shanghai Electric Group Company, Ltd., H
Shares (A)	210,000	86,376
Shanghai Jin Jiang International Hotels Group
Company, Ltd., H Shares	344,000	119,374
Shanghai Prime Machinery Company, Ltd.,
H Shares	306,000	58,735
Shengli Oil & Gas Pipe Holdings, Ltd. (A)	268,500	14,419
Shenguan Holdings Group, Ltd. (A)	90,000	4,257
Shui On Land, Ltd.	974,961	269,311
Shunfeng International Clean
Energy, Ltd. (A)(B)	424,000	22,776
Sino Harbour Holdings Group, Ltd.	240,000	19,014
Sino-Ocean Group Holding, Ltd.	725,473	499,569
Sinopec Engineering Group Company, Ltd.,
H Shares	341,000	323,067
Sinotrans, Ltd., H Shares	610,000	298,415
Sinotruk Hong Kong, Ltd.	221,500	249,284
SOHO China, Ltd.	558,500	326,094
Springland International Holdings, Ltd.	197,000	47,793
Sunac China Holdings, Ltd.	86,000	354,348
Tenwow International Holdings, Ltd.	121,000	28,346
The People’s Insurance Company Group of
China, Ltd., H Shares	1,294,000	635,449
Tianneng Power International, Ltd.	32,000	33,201
Trigiant Group, Ltd.	154,000	20,838
V1 Group, Ltd. (A)(B)	217,400	5,835
Weichai Power Company, Ltd., H Shares	318,000	347,403
Weiqiao Textile Company, H Shares	150,000	85,094
Welling Holding, Ltd.	120,000	30,647
West China Cement, Ltd. (A)	876,000	131,170
Wisdom Sports Group	114,000	11,513
Wuzhou International Holdings, Ltd. (A)	180,000	20,045
Xiamen International Port Company, Ltd.,
H Shares	410,000	79,604
Xinchen China Power Holdings, Ltd. (A)	132,000	18,536
Xingda International Holdings, Ltd.	291,505	103,151
Xingfa Aluminium Holdings, Ltd. (A)	29,000	20,011
Xinhua Winshare Publishing and Media
Company, Ltd., H Shares	48,000	38,107
Xinjiang Xinxin Mining Industry
Company, Ltd., H Shares (A)	243,000	33,463

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
China (continued)
Xinyuan Real Estate Company, Ltd., ADR (B)	1,900	$12,939
Xtep International Holdings, Ltd.	100,000	38,983
Yanzhou Coal Mining Company, Ltd.,
H Shares	528,000	615,747
Youyuan International Holdings, Ltd. (A)(B)	122,000	52,707
Yuanda China Holdings, Ltd. (A)	830,000	14,601
YuanShengTai Dairy Farm, Ltd. (A)	482,000	18,442
Yuzhou Properties Company, Ltd.	450,080	239,909
Zhejiang Glass Company, Ltd., H
Shares (A)(D)	162,000	0
Zoomlion Heavy Industry Science and
Technology Company, Ltd., H Shares (B)	269,200	115,209
		96,992,422
Colombia - 0.5%
Almacenes Exito SA	87,403	484,980
Ecopetrol SA	1,608,616	1,191,192
Grupo Argos SA	125,619	878,867
Grupo de Inversiones Suramericana SA	78,851	1,064,754
Grupo Nutresa SA	3,271	30,491
		3,650,284
Czech Republic - 0.3%
CEZ AS	66,372	1,547,163
UNIPETROL AS (B)	36,639	646,828
		2,193,991
Greece - 0.0%
Bank of Greece	1,882	34,340
Ellaktor SA (A)	80,249	156,066
GEK Terna Holding Real Estate Construction
SA (A)	11,955	63,505
Intracom Holdings SA (A)	6,841	5,995
Marfin Investment Group Holdings SA (A)	245,261	36,492
		296,398
Hong Kong - 4.5%
Ajisen China Holdings, Ltd.	123,000	58,600
AMVIG Holdings, Ltd.	104,000	27,820
Anxin-China Holdings, Ltd. (A)(D)	1,648,000	0
Asian Citrus Holdings, Ltd. (A)(D)	249,000	19,122
Beijing Enterprises Environment
Group, Ltd. (A)	72,000	10,006
Beijing Enterprises Holdings, Ltd.	99,500	588,947
Beijing Properties Holdings, Ltd. (A)	366,000	15,218
C C Land Holdings, Ltd. (A)	585,126	129,454
Capital Environment Holdings, Ltd. (A)	1,184,000	53,753
Carrianna Group Holdings Company, Ltd.	182,675	21,250
CECEP COSTIN New Materials
Group, Ltd. (A)(D)	348,000	26,725
Century Sunshine Group Holdings, Ltd. (A)	165,000	4,579
CGN New Energy Holdings Company, Ltd.	388,000	54,487
China Aerospace International Holdings, Ltd.	759,200	91,228
China Agri-Industries Holdings, Ltd.	607,300	265,413
China Everbright, Ltd.	250,000	557,764
China Fiber Optic Network System
Group, Ltd. (A)(D)	150,800	2,702
China Foods, Ltd. (B)	204,000	119,118
China Glass Holdings, Ltd. (A)	130,000	14,929
China High Precision Automation
Group, Ltd. (A)(D)	18,000	2,857
China High Speed Transmission Equipment
Group Company, Ltd. (B)	72,000	124,268
China Jinmao Holdings Group, Ltd.	1,252,000	550,070
China Longevity Group Company, Ltd. (A)(D)	93,000	16,308
China Lumena New Materials Corp. (A)(D)	2,036,000	0
China Merchants Land, Ltd.	260,000	47,758

The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
China Merchants Port Holdings Company, Ltd.	322,487	$842,316
China Mobile, Ltd.	947,000	9,576,105
China New Town Development
Company, Ltd. (A)	1,072,665	42,591
China Oil & Gas Group, Ltd.	1,240,000	134,574
China Overseas Grand Oceans Group, Ltd.	303,000	165,383
China Overseas Land & Investment, Ltd.	1,090,000	3,498,773
China Properties Group, Ltd. (A)	200,000	43,274
China Resources Cement Holdings, Ltd.	580,000	380,583
China Resources Land, Ltd.	788,000	2,311,710
China Singyes Solar Technologies
Holdings, Ltd. (A)(B)	213,400	92,547
China South City Holdings, Ltd. (B)	790,000	207,085
China Starch Holdings, Ltd.	185,000	7,201
China Taiping Insurance Holdings
Company, Ltd.	116,400	434,446
China Travel International Investment
Hong Kong, Ltd.	694,000	257,913
China Unicom Hong Kong, Ltd. (A)	896,000	1,211,379
China Unicom Hong Kong, Ltd., ADR (A)(B)	122,186	1,653,177
China Vast Industrial Urban Development
Company, Ltd. (C)	36,000	17,757
Chu Kong Shipping Enterprise Group
Company, Ltd.	86,000	22,760
CITIC Dameng Holdings, Ltd. (A)	347,000	21,068
CITIC Resources Holdings, Ltd.	598,000	58,805
CITIC, Ltd.	938,130	1,353,495
Clear Media, Ltd.	52,000	51,786
Comba Telecom Systems Holdings, Ltd.	309,639	59,279
Concord New Energy Group, Ltd.	1,640,000	72,280
COSCO SHIPPING International Hong Kong
Company, Ltd.	133,625	51,798
COSCO SHIPPING Ports, Ltd.	404,718	421,016
Coslight Technology International Group
Company, Ltd. (A)	42,000	17,892
Dah Chong Hong Holdings, Ltd.	259,000	119,859
Digital China Holdings, Ltd. (A)(B)	58,750	39,946
Dynasty Fine Wines Group, Ltd. (A)(D)	330,000	0
EVA Precision Industrial Holdings, Ltd.	184,000	28,942
Far East Horizon, Ltd.	240,000	204,457
GCL-Poly Energy Holdings, Ltd. (A)(B)	3,582,000	639,127
Gemdale Properties & Investment Corp., Ltd.	1,064,000	110,200
Glorious Property Holdings, Ltd. (A)	352,000	33,758
Goldlion Holdings, Ltd.	75,000	29,657
Goldpac Group, Ltd.	37,000	11,192
Hengdeli Holdings, Ltd.	484,000	23,164
Hi Sun Technology China, Ltd. (A)	375,000	73,196
HKC Holdings, Ltd.	29,206	21,449
Hopson Development Holdings, Ltd.	224,000	219,427
Hua Han Health Industry
Holdings, Ltd. (A)(B)(D)	1,120,000	26,592
Joy City Property, Ltd.	672,000	108,179
Ju Teng International Holdings, Ltd.	248,000	80,797
K Wah International Holdings, Ltd.	315,000	171,773
Kingboard Chemical Holdings, Ltd.	203,630	1,098,407
Kunlun Energy Company, Ltd.	958,000	995,686
Lai Fung Holdings, Ltd.	11,200	18,759
MIE Holdings Corp. (A)	84,000	6,000
Min Xin Holdings, Ltd.	46,000	33,849
Mingyuan Medicare Development
Company, Ltd. (A)(D)	1,300,000	0
Minmetals Land, Ltd.	438,000	73,357
New World Department Store China, Ltd. (A)	175,000	37,137
Nine Dragons Paper Holdings, Ltd.	292,000	466,576
PAX Global Technology, Ltd. (B)	209,000	93,661

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Poly Property Group Company, Ltd. (A)	541,453	$281,288
Pou Sheng International Holdings, Ltd. (B)	577,000	83,204
REXLot Holdings, Ltd. (A)	1,450,000	9,822
Rotam Global Agrosciences, Ltd.	7,854	7,131
Seaspan Corp.	11,878	80,177
Shanghai Industrial Holdings, Ltd.	147,000	420,430
Shanghai Industrial Urban Development
Group, Ltd.	401,000	95,672
Shanghai Zendai Property, Ltd. (A)	1,905,000	28,781
Shenzhen International Holdings, Ltd.	200,537	381,677
Shenzhen Investment, Ltd.	889,571	368,284
Shimao Property Holdings, Ltd.	393,500	853,657
Shougang Concord International Enterprises
Company, Ltd. (A)	1,794,000	51,788
Shougang Fushan Resources Group, Ltd.	572,000	122,537
Silver Grant International Industries, Ltd. (A)	322,000	51,439
Sino Oil and Gas Holdings, Ltd. (A)	2,450,000	43,920
Sinofert Holdings, Ltd. (A)	212,000	35,190
Sinolink Worldwide Holdings, Ltd. (A)	536,000	70,490
Sinopec Kantons Holdings, Ltd.	282,000	181,758
Sinotrans Shipping, Ltd.	356,500	90,626
Skyworth Digital Holdings, Ltd. (B)	591,800	254,036
SRE Group, Ltd. (A)	1,148,857	29,310
TCL Multimedia Technology
Holdings, Ltd. (B)	103,200	51,399
Texhong Textile Group, Ltd.	55,500	71,923
Tian An China Investment Company, Ltd. (A)	144,000	101,516
Tianjin Port Development Holdings, Ltd. (A)	620,000	91,119
Tianyi Summi Holdings, Ltd.	200,000	22,998
Tomson Group, Ltd.	204,148	86,330
TPV Technology, Ltd.	371,684	50,384
Truly International Holdings, Ltd. (B)	260,000	112,241
United Energy Group, Ltd.	1,858,000	135,009
Universal Medical Financial & Technical
Advisory Services Company, Ltd. (C)	88,000	84,446
Wasion Group Holdings, Ltd. (B)	138,000	67,297
Yanchang Petroleum International, Ltd. (A)	1,710,000	24,184
Yuexiu Property Company, Ltd.	2,007,542	374,011
Zhuhai Holdings Investment Group, Ltd.	152,000	22,142
		35,410,732
Hungary - 0.3%
MOL Hungarian Oil & Gas PLC	112,336	1,302,462
OTP Bank PLC	32,168	1,328,571
		2,631,033
India - 13.5%
5Paisa Capital, Ltd. (A)	3,086	18,191
Aban Offshore, Ltd. (A)	15,263	48,298
Adani Enterprises, Ltd.	100,257	258,930
Adani Power, Ltd. (A)	291,967	190,217
Adani Transmission, Ltd. (A)	32,238	113,011
Aditya Birla Capital, Ltd. (A)	171,647	493,886
Aditya Birla Fashion and Retail, Ltd. (A)	34,692	93,766
Alembic, Ltd.	37,091	33,378
Allahabad Bank (A)	21,657	24,873
Allcargo Logistics, Ltd.	18,904	61,526
Ambuja Cements, Ltd.	207,525	881,543
Anant Raj, Ltd.	54,720	61,221
Andhra Bank (A)	94,706	86,434
Apar Industries, Ltd.	2,063	25,962
Apollo Tyres, Ltd.	124,522	521,334
Arvind, Ltd.	56,642	399,843
Ashoka Buildcon, Ltd.	21,601	82,644
Astra Microwave Products, Ltd.	12,333	22,006
Atul, Ltd.	58	2,489

The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
India (continued)
Axis Bank, Ltd.	404,601	$3,561,697
Bajaj Finserv, Ltd.	1,896	155,225
Bajaj Hindusthan Sugar, Ltd. (A)	201,805	49,202
Bajaj Holdings & Investment, Ltd.	13,283	596,381
Balkrishna Industries, Ltd.	19,846	370,379
Ballarpur Industries, Ltd. (A)	51,131	14,400
Balmer Lawrie & Company, Ltd.	35,700	152,931
Balrampur Chini Mills, Ltd.	70,287	146,130
Banco Products India, Ltd.	6,774	27,524
Bank of Baroda	127,128	320,822
Bank of India (A)	60,291	160,101
BEML, Ltd.	1,822	46,147
Bharat Heavy Electricals, Ltd.	273,166	395,530
Bharti Airtel, Ltd.	676,019	5,609,407
Biocon, Ltd.	13,419	113,080
Birla Corp., Ltd.	9,883	179,575
Brigade Enterprises, Ltd.	5,241	25,808
Canara Bank	30,402	171,126
Ceat, Ltd.	10,616	323,682
CG Power and Industrial Solutions, Ltd. (A)	177,707	257,012
Chambal Fertilizers & Chemicals, Ltd.	68,153	163,556
Chennai Super Kings Cricket, Ltd. (A)(D)	207,315	7,308
Cipla, Ltd.	17,212	163,715
City Union Bank, Ltd.	27,068	76,278
Clariant Chemicals India, Ltd.	2,289	20,579
Coffee Day Enterprises, Ltd. (A)(C)	11,433	49,407
Container Corp. of India, Ltd.	9,792	212,049
Coromandel International, Ltd.	4,123	37,444
Cox & Kings, Ltd.	47,142	201,203
Cyient, Ltd.	24,068	222,425
Dalmia Bharat Sugar & Industries, Ltd.	10,353	21,422
DB Realty, Ltd. (A)	35,138	31,825
DCB Bank, Ltd.	89,430	273,699
DCM Shriram, Ltd.	20,095	175,847
DCW, Ltd. (A)	37,654	24,977
Deepak Fertilisers & Petrochemicals
Corp., Ltd.	14,944	99,435
DEN Networks, Ltd. (A)	9,495	15,660
Dewan Housing Finance Corp., Ltd.	78,615	716,103
Dhampur Sugar Mills, Ltd.	11,548	38,842
Dishman Carbogen Amcis, Ltd. (A)	17,540	87,711
DLF, Ltd.	101,322	410,850
Dredging Corp. of India, Ltd. (A)	2,622	34,828
Edelweiss Financial Services, Ltd.	101,566	471,445
EID Parry India, Ltd.	35,419	206,678
EIH, Ltd.	32,334	73,470
Electrosteel Castings, Ltd.	28,881	16,971
Engineers India, Ltd.	54,746	170,780
Eros International Media, Ltd. (A)	16,794	52,304
Essel Propack, Ltd.	16,896	78,397
Eveready Industries India, Ltd. (A)	4,694	32,236
Exide Industries, Ltd.	19,120	66,797
FDC, Ltd.	7,462	29,538
Federal Bank, Ltd.	450,341	765,350
FIEM Industries, Ltd.	737	11,676
Finolex Cables, Ltd.	2,234	24,551
Firstsource Solutions, Ltd. (A)	95,963	61,428
Fortis Healthcare, Ltd. (A)	22,284	55,913
Future Enterprises, Ltd.	62,742	47,597
GAIL India, Ltd.	219,985	1,723,544
Gateway Distriparks, Ltd.	29,322	107,731
Genus Power Infrastructures, Ltd.	25,682	30,002
GHCL, Ltd.	10,350	51,500
Glenmark Pharmaceuticals, Ltd.	10,014	93,249
Graphite India, Ltd.	18,762	208,575

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
India (continued)
Grasim Industries, Ltd.	122,605	$2,234,293
Gujarat Alkalies & Chemicals, Ltd.	10,030	120,176
Gujarat Ambuja Exports, Ltd.	9,430	28,958
Gujarat Fluorochemicals, Ltd.	14,055	203,560
Gujarat Mineral Development Corp., Ltd.	46,208	120,205
Gujarat Narmada Valley Fertilizers &
Chemicals, Ltd.	20,903	160,755
Gujarat State Fertilizers & Chemicals, Ltd.	55,927	136,281
Gujarat State Petronet, Ltd.	88,052	314,537
Hathway Cable & Datacom, Ltd. (A)	68,307	42,720
HBL Power Systems, Ltd.	18,476	20,776
HCL Technologies, Ltd.	1,941	27,235
HEG, Ltd. (A)	4,431	162,023
Hikal, Ltd.	14,144	51,939
HIL, Ltd.	996	23,354
Himachal Futuristic Communications, Ltd. (A)	252,940	113,100
Himatsingka Seide, Ltd.	11,500	72,189
Hindalco Industries, Ltd.	562,955	2,411,019
Hinduja Global Solutions, Ltd.	2,403	33,759
Hindustan Media Ventures, Ltd.	5,908	23,403
Housing Development &
Infrastructure, Ltd. (A)	118,648	121,241
HSIL, Ltd.	8,910	70,510
HT Media, Ltd.	34,311	55,214
ICICI Bank, Ltd.	949,330	4,656,435
IDBI Bank, Ltd. (A)	49,275	46,232
Idea Cellular, Ltd. (A)	832,925	1,410,105
IDFC Bank, Ltd.	346,285	293,438
IDFC, Ltd.	454,224	447,036
IFCI, Ltd. (A)	258,047	123,774
IIFL Holdings, Ltd.	77,165	812,095
IL&FS Transportation Networks, Ltd. (A)	25,739	33,729
Indiabulls Real Estate, Ltd. (A)	105,149	365,659
Indian Bank	40,967	241,615
Indian Metals & Ferro Alloys, Ltd.	3,015	32,494
Indian Overseas Bank (A)	104,935	36,410
INEOS Styrolution India, Ltd.	2,298	38,441
Infosys, Ltd.	145,634	2,365,232
Ingersoll-Rand India, Ltd.	4,901	61,776
Inox Wind, Ltd. (A)	7,148	16,124
Ipca Laboratories, Ltd.	9,284	86,392
J Kumar Infraprojects, Ltd.	9,276	43,745
Jagran Prakashan, Ltd.	6,835	19,043
Jai Corp., Ltd.	30,590	83,242
Jain Irrigation Systems, Ltd.	143,549	281,982
Jaiprakash Associates, Ltd. (A)	207,878	84,854
Jaypee Infratech, Ltd. (A)	123,242	46,029
JB Chemicals & Pharmaceuticals, Ltd.	15,560	82,524
JBF Industries, Ltd.	13,829	48,353
Jindal Poly Films, Ltd.	2,927	19,011
Jindal Saw, Ltd.	66,513	144,358
Jindal Stainless, Ltd. (A)	18,293	29,743
Jindal Steel & Power, Ltd. (A)	170,714	545,919
JITF Infralogistics, Ltd. (A)	7,295	5,708
JK Cement, Ltd.	4,333	75,141
JK Lakshmi Cement, Ltd.	1,731	11,943
JK Paper, Ltd.	28,949	62,091
JK Tyre & Industries, Ltd.	34,844	80,215
JM Financial, Ltd.	103,338	254,213
JSW Energy, Ltd.	184,068	266,117
JSW Holdings, Ltd. (A)	459	12,837
JSW Steel, Ltd.	515,750	2,179,753
Jubilant Life Sciences, Ltd.	33,177	408,181
Kalpataru Power Transmission, Ltd.	20,383	150,548
Kalyani Steels, Ltd.	7,392	46,129

The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
India (continued)
Kaveri Seed Company, Ltd.	8,509	$73,068
KCP, Ltd.	19,388	41,679
Kiri Industries, Ltd. (A)	4,764	37,555
Kirloskar Brothers, Ltd.	6,377	33,055
Kolte-Patil Developers, Ltd.	12,368	70,514
KPIT Technologies, Ltd.	83,308	234,532
KPR Mill, Ltd.	7,881	99,250
L&T Finance Holdings, Ltd.	99,293	269,957
Larsen & Toubro, Ltd.	35,961	709,872
LEEL Electricals, Ltd.	6,914	31,112
LIC Housing Finance, Ltd.	158,617	1,397,746
Linde India, Ltd.	5,094	42,910
LT Foods, Ltd.	28,304	40,388
Magma Fincorp, Ltd.	14,190	35,539
Maharashtra Seamless, Ltd.	11,852	94,823
Mahindra & Mahindra Financial Services, Ltd.	25,136	185,801
Mahindra & Mahindra, Ltd.	214,878	2,525,801
Mahindra Cie Automotive, Ltd. (A)	18,890	76,149
Mahindra Lifespace Developers, Ltd.	11,712	83,827
Man Infraconstruction, Ltd.	24,643	26,187
Manappuram Finance, Ltd.	244,381	469,224
Mangalam Cement, Ltd.	2,038	11,296
Max India, Ltd. (A)	4,595	8,927
Max Ventures & Industries, Ltd. (A)	919	1,357
McLeod Russel India, Ltd.	20,316	65,133
Merck, Ltd.	3,261	66,052
Mindtree, Ltd.	39,022	374,160
MOIL, Ltd.	34,245	129,977
Mphasis, Ltd.	44,995	508,009
MRF, Ltd.	337	381,637
Munjal Showa, Ltd.	5,200	23,128
Muthoot Finance, Ltd.	42,336	314,309
Nagarjuna Fertilizers & Chemicals, Ltd. (A)	72,119	22,604
National Aluminium Company, Ltd.	222,795	299,192
Nava Bharat Ventures, Ltd.	40,502	92,842
Navkar Corp., Ltd. (A)(C)	3,633	10,688
NCC, Ltd.	200,289	418,170
Nectar Lifesciences, Ltd.	11,502	6,991
NIIT Technologies, Ltd.	15,320	154,827
NIIT, Ltd. (A)	23,624	37,917
NOCIL, Ltd.	12,576	35,685
Nucleus Software Exports, Ltd.	3,475	28,371
Oberoi Realty, Ltd.	50,603	379,043
OCL India, Ltd.	1,993	47,603
Omaxe, Ltd.	18,944	68,465
OnMobile Global, Ltd.	19,221	17,094
Orient Cement, Ltd.	16,316	43,166
Oriental Bank of Commerce (A)	21,608	40,812
Parsvnath Developers, Ltd. (A)	28,656	13,527
Patel Engineering, Ltd. (A)	9,668	11,777
PC Jeweller, Ltd.	36,034	258,210
Persistent Systems, Ltd.	17,441	195,504
Petronet LNG, Ltd.	16,537	65,718
Phillips Carbon Black, Ltd.	5,909	89,831
Piramal Enterprises, Ltd.	35,102	1,571,304
Polaris Consulting & Services, Ltd. (A)	8,612	52,808
Polyplex Corp., Ltd.	2,563	22,154
Power Finance Corp., Ltd.	313,757	596,427
Prabhat Dairy, Ltd.	5,814	20,556
Praj Industries, Ltd.	42,222	73,842
Prakash Industries, Ltd. (A)	26,142	79,940
Prestige Estates Projects, Ltd.	65,456	327,496
Prime Focus, Ltd. (A)	11,877	23,213
PTC India Financial Services, Ltd.	64,975	38,019
PTC India, Ltd.	111,999	207,641

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
India (continued)
Punjab National Bank (A)	119,919	$321,367
Puravankara, Ltd.	24,924	64,892
Radico Khaitan, Ltd.	12,864	58,997
Rain Industries, Ltd.	43,031	248,533
Rajesh Exports, Ltd.	4,489	56,583
Ramco Industries, Ltd.	9,978	45,381
Rashtriya Chemicals & Fertilizers, Ltd.	47,845	72,067
Raymond, Ltd.	13,612	224,863
Redington India, Ltd.	137,134	375,170
Reliance Capital, Ltd.	25,218	227,824
Reliance Communications, Ltd. (A)	501,471	285,186
Reliance Industries, Ltd.	15,889	228,794
Reliance Industries, Ltd., GDR (C)	554,303	15,736,248
Reliance Power, Ltd. (A)	359,775	282,932
Rico Auto Industries, Ltd.	25,245	40,149
Ruchi Soya Industries, Ltd. (A)	21,355	6,251
Rural Electrification Corp., Ltd.	307,918	751,857
Sadbhav Engineering, Ltd.	10,539	70,833
Sanghi Industries, Ltd. (A)	18,735	40,743
Shipping Corp. of India, Ltd. (A)	65,690	96,994
Shriram City Union Finance, Ltd.	6,049	200,962
Shriram Transport Finance Company, Ltd.	80,500	1,855,424
Simplex Infrastructures, Ltd.	4,647	42,389
Sintex Plastics Technology, Ltd. (A)	113,866	150,655
Sobha, Ltd.	22,691	219,375
Sonata Software, Ltd.	18,106	79,163
Srei Infrastructure Finance, Ltd.	64,363	100,303
SRF, Ltd.	4,570	141,707
Srikalahasthi Pipes, Ltd.	5,355	33,468
State Bank of India	366,578	1,776,357
Steel Authority of India, Ltd. (A)	153,968	221,943
Strides Shasun, Ltd.	1,385	17,823
Sun Pharmaceutical Industries, Ltd.	12,541	111,810
Sunteck Realty, Ltd.	17,488	114,868
Surya Roshni, Ltd.	3,874	23,830
Syndicate Bank (A)	32,580	40,763
TAKE Solutions, Ltd.	21,956	55,336
Tamil Nadu Newsprint & Papers, Ltd.	8,715	60,077
Tata Chemicals, Ltd.	34,619	396,698
Tata Global Beverages, Ltd.	159,890	789,838
Tata Motors, Ltd. (A)	620,187	4,178,398
Tata Steel, Ltd.	174,813	1,998,066
TCI Express, Ltd.	1,481	13,171
Tech Mahindra, Ltd.	248,117	1,958,472
Texmaco Rail & Engineering, Ltd.	28,232	49,458
The Great Eastern Shipping Company, Ltd.	30,495	192,276
The India Cements, Ltd.	98,907	283,564
The Indian Hotels Company, Ltd.	109,797	202,029
The Jammu & Kashmir Bank, Ltd. (A)	100,271	123,783
The Karnataka Bank, Ltd.	83,273	197,250
The Karur Vysya Bank, Ltd.	180,646	353,464
The Lakshmi Vilas Bank, Ltd.	35,933	83,339
The South Indian Bank, Ltd.	417,562	202,804
The Tinplate Company of India, Ltd.	9,656	39,835
TI Financial Holdings, Ltd.	17,488	188,770
Time Technoplast, Ltd.	4,194	13,656
Titagarh Wagons, Ltd.	22,692	59,111
Transport Corp. of India, Ltd.	2,962	13,472
Trident, Ltd.	47,430	66,240
Triveni Engineering & Industries, Ltd.	24,882	30,317
Tube Investments of India, Ltd.	18,475	77,863
TV Today Network, Ltd.	3,975	26,788
TV18 Broadcast, Ltd. (A)	248,227	237,746
UCO Bank (A)	85,194	39,088
Uflex, Ltd.	13,952	106,157

The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
India (continued)
UFO Moviez India, Ltd.	3,603	$29,603
Unichem Laboratories, Ltd.	21,872	113,184
Union Bank of India (A)	73,563	165,911
UPL, Ltd.	16,705	199,290
VA Tech Wabag, Ltd.	7,507	71,691
Vardhman Textiles, Ltd.	7,410	161,771
Vedanta, Ltd.	224,895	1,160,841
Vedanta, Ltd., ADR	173,175	3,607,235
Vijaya Bank	83,311	88,960
Vindhya Telelinks, Ltd.	526	10,582
Welspun Corp., Ltd.	43,047	91,468
Welspun Enterprises, Ltd.	18,967	52,005
West Coast Paper Mills, Ltd.	3,765	18,731
Wipro, Ltd.	589,060	2,868,061
Wockhardt, Ltd. (A)	6,467	94,157
Zensar Technologies, Ltd.	5,057	70,585
		105,178,575
Indonesia - 2.5%
Adaro Energy Tbk PT	7,082,300	968,249
Adhi Karya Persero Tbk PT	840,700	116,714
Agung Podomoro Land Tbk PT	3,248,000	50,301
Alam Sutera Realty Tbk PT	5,702,700	149,580
Aneka Tambang Persero Tbk PT (A)	814,006	37,470
Asahimas Flat Glass Tbk PT	62,500	27,833
Astra Agro Lestari Tbk PT	215,555	208,911
Bakrie & Brothers Tbk PT (A)	115,892,589	427,096
Bakrie Telecom Tbk PT (A)	24,850,000	91,579
Bank Bukopin Tbk PT	1,802,600	78,396
Bank Danamon Indonesia Tbk PT	1,179,894	604,330
Bank Mandiri Persero Tbk PT	4,717,540	2,777,954
Bank Negara Indonesia Persero Tbk PT	3,228,481	2,355,275
Bank Pan Indonesia Tbk PT (A)	1,542,497	129,458
Bank Pembangunan Daerah Jawa Barat Dan
Banten Tbk PT	810,100	143,267
Bank Pembangunan Daerah Jawa Timur
Tbk PT	1,424,000	74,416
Bank Tabungan Negara Persero Tbk PT	2,067,861	543,669
Barito Pacific Tbk PT (A)	2,433,300	405,226
Bekasi Fajar Industrial Estate Tbk PT	2,132,800	39,322
Benakat Integra Tbk PT (A)	8,689,500	45,426
Berlian Laju Tanker Tbk PT (A)(D)	16,708,166	0
BISI International Tbk PT	564,400	74,557
Blue Bird Tbk PT	90,600	23,124
Bukit Asam Persero Tbk PT	1,442,000	261,136
Bumi Serpong Damai Tbk PT	2,480,400	310,635
Ciputra Development Tbk PT	6,132,944	535,357
Clipan Finance Indonesia Tbk PT (A)	1,045,000	21,512
Eagle High Plantations Tbk PT (A)	2,150,100	29,029
Elnusa Tbk PT	1,954,900	53,415
Erajaya Swasembada Tbk PT	773,000	41,768
Eureka Prima Jakarta Tbk PT (A)	336,800	1,989
Gajah Tunggal Tbk PT	964,900	48,401
Garuda Indonesia Persero Tbk PT (A)	2,404,863	53,212
Global Mediacom Tbk PT	3,942,400	171,461
Harum Energy Tbk PT (A)	299,900	45,253
Holcim Indonesia Tbk PT (A)	807,168	49,654
Indah Kiat Pulp & Paper Corp. Tbk PT	1,345,400	535,327
Indika Energy Tbk PT (A)	768,500	173,008
Indo Tambangraya Megah Tbk PT	178,800	272,254
Indofood Sukses Makmur Tbk PT	1,519,400	853,578
Intiland Development Tbk PT	3,071,800	79,197
Japfa Comfeed Indonesia Tbk PT	1,671,370	160,099
Jaya Real Property Tbk PT	215,500	14,279
Kawasan Industri Jababeka Tbk PT	8,573,499	180,655
KMI Wire & Cable Tbk PT	1,066,500	33,504

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Indonesia (continued)
Krakatau Steel Persero Tbk PT (A)	540,000	$16,857
Lippo Cikarang Tbk PT (A)	223,200	51,647
Lippo Karawaci Tbk PT	7,443,993	267,714
Malindo Feedmill Tbk PT	128,500	7,008
Matahari Putra Prima Tbk PT (A)	315,100	10,485
Medco Energi Internasional Tbk PT (A)	3,934,933	257,728
Media Nusantara Citra Tbk PT	1,392,300	131,713
Mitra Adiperkasa Tbk PT	71,600	32,706
MNC Investama Tbk PT (A)	15,144,900	100,350
Modernland Realty Tbk PT	4,331,800	93,641
Multipolar Tbk PT	4,046,300	42,656
Nusantara Infrastructure Tbk PT (A)	4,691,200	74,663
Pabrik Kertas Tjiwi Kimia Tbk PT	669,500	144,188
Pan Brothers Tbk PT	1,456,700	57,347
Panin Financial Tbk PT (A)	5,878,700	107,272
Paninvest Tbk PT (A)	862,300	55,954
Perusahaan Perkebunan London Sumatra
Indonesia Tbk PT	1,544,200	161,631
PP Persero Tbk PT	1,380,900	268,116
Ramayana Lestari Sentosa Tbk PT	1,449,500	128,030
Salim Ivomas Pratama Tbk PT	1,797,900	61,487
Sampoerna Agro Tbk PT	331,700	62,882
Semen Baturaja Persero Tbk PT	148,400	41,510
Semen Indonesia Persero Tbk PT	1,166,300	850,493
Sentul City Tbk PT (A)	6,742,000	64,518
Sri Rejeki Isman Tbk PT	4,031,800	112,756
Summarecon Agung Tbk PT	2,062,100	143,373
Surya Semesta Internusa Tbk PT	2,215,800	84,062
Suryainti Permata Tbk PT (A)(D)	1,446,000	0
Tiga Pilar Sejahtera Food Tbk PT (A)	1,428,300	50,063
Timah Persero Tbk PT	1,683,460	96,081
Tiphone Mobile Indonesia Tbk PT	773,100	57,005
Trias Sentosa Tbk PT	1,792,200	49,353
Truba Alam Manunggal Engineering Tbk
PT (A)	11,991,500	8,838
Tunas Baru Lampung Tbk PT	1,425,400	128,674
Tunas Ridean Tbk PT	1,172,500	97,245
United Tractors Tbk PT	492,900	1,285,091
Vale Indonesia Tbk PT (A)	1,127,300	238,652
Visi Media Asia Tbk PT (A)	1,337,400	32,189
Waskita Karya Persero Tbk PT	352,700	57,442
Wijaya Karya Beton Tbk PT	1,729,800	63,674
Wijaya Karya Persero Tbk PT	1,459,900	166,562
XL Axiata Tbk PT (A)	1,601,600	349,597
		19,408,129
Laos - 0.0%
Kolao Holdings	3,712	16,410
Malaysia - 2.7%
Aeon Company M BHD	31,300	13,582
AFFIN Holdings BHD	275,290	157,050
AirAsia BHD	788,100	652,391
Alliance Financial Group BHD	461,800	464,839
AMMB Holdings BHD	616,262	671,397
Ann Joo Resources BHD	31,300	29,831
Batu Kawan BHD	3,100	15,004
Benalec Holdings BHD	110,400	10,479
Berjaya Assets BHD (A)	77,400	8,888
Berjaya Corp. BHD (A)	1,358,793	112,265
BIMB Holdings BHD	16,200	17,610
Borneo Oil BHD (A)	734,100	15,494
Boustead Holdings BHD	389,088	277,443
Boustead Plantations BHD	120,100	48,972
Bumi Armada BHD (A)	1,186,700	223,984
CB Industrial Product Holding BHD	35,900	15,957
CIMB Group Holdings BHD	1,360,451	2,197,209

The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Malaysia (continued)
Coastal Contracts BHD	86,000	$26,952
CSC Steel Holdings BHD	64,700	24,586
Cypark Resources BHD	34,400	20,119
Dayang Enterprise Holdings BHD (A)	120,000	20,132
DRB-Hicom BHD	290,600	131,120
Eastern & Oriental BHD	201,398	71,172
Eco World Development Group BHD (A)	401,900	136,988
Ekovest BHD	282,700	64,574
Evergreen Fibreboard BHD	209,800	33,661
Felda Global Ventures Holdings BHD	786,600	328,086
Gadang Holdings BHD	128,400	35,188
Genting BHD	1,134,600	2,577,201
Genting Malaysia BHD (B)	112,900	156,909
Glomac BHD	96,400	14,523
Goldis BHD	114,135	83,538
HAP Seng Consolidated BHD	136,520	321,976
Hap Seng Plantations Holdings BHD	76,300	48,093
Hengyuan Refining Company BHD (A)	13,900	55,918
Hiap Teck Venture BHD	368,000	37,260
Hibiscus Petroleum BHD (A)	250,700	55,145
Hong Leong Financial Group BHD	127,099	561,301
Hua Yang BHD	97,421	14,679
IJM Corp. BHD	1,111,860	837,354
Inch Kenneth Kajang Rubber	106,800	18,192
Insas BHD	256,669	59,170
IOI Properties Group BHD	529,175	242,029
Iris Corp. BHD (A)	380,100	17,281
Iskandar Waterfront City BHD (A)	59,700	21,059
JAKS Resources BHD (A)	165,400	60,762
Jaya Tiasa Holdings BHD	210,626	56,172
JCY International BHD	265,600	27,525
Keck Seng Malaysia BHD	107,500	122,214
Kenanga Investment Bank BHD	233,945	31,477
Kian JOO CAN Factory BHD	153,700	113,880
Kim Loong Resources BHD	31,000	32,600
KNM Group BHD (A)	991,800	54,957
KSL Holdings BHD (A)	286,000	75,549
Kumpulan Fima BHD	2,300	891
Kwantas Corp. BHD (A)	12,200	4,249
Land & General BHD	814,920	43,178
LBS Bina Group BHD	139,000	80,730
Lion Industries Corp. BHD (A)	138,700	48,594
Magnum BHD	257,300	110,568
Mah Sing Group BHD	405,000	144,976
Malayan Banking BHD	685,318	1,658,524
Malayan Flour Mills BHD	132,300	62,450
Malaysia Building Society BHD	647,146	166,244
Malaysia Marine and Heavy Engineering
Holdings BHD (A)	42,700	8,699
Malaysian Bulk Carriers BHD (A)	120,600	24,285
Malaysian Resources Corp. BHD	883,800	243,935
Malton BHD	277,000	63,853
Media Prima BHD	396,400	74,288
Mega First Corp. BHD	93,200	84,465
MISC BHD (B)	548,200	1,002,755
Mitrajaya Holdings BHD	129,600	31,029
MKH BHD	97,630	39,275
MMC Corp. BHD	223,000	112,963
MNRB Holdings BHD (A)	15,000	8,504
Mudajaya Group BHD (A)	92,200	21,116
Muhibbah Engineering M BHD	95,300	66,829
Mulpha International BHD (A)	73,710	47,226
Naim Holdings BHD (A)	67,100	23,552
Oriental Holdings BHD	176,520	285,571
OSK Holdings BHD	455,097	120,464

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Malaysia (continued)
Panasonic Manufacturing Malaysia BHD	8,100	$77,843
Pantech Group Holdings BHD	170,466	27,146
Parkson Holdings BHD (A)	134,267	17,050
Perdana Petroleum BHD (A)	36,463	2,928
PPB Group BHD	144,500	614,426
Protasco BHD	137,375	35,636
RHB Bank BHD	276,089	340,870
Rimbunan Sawit BHD (A)	321,800	30,540
Salcon BHD (A)	200,344	21,746
Sapura Energy BHD	2,099,700	367,358
Sarawak Oil Palms BHD	89,185	85,872
Scomi Group BHD (A)	752,300	28,573
Selangor Properties BHD	24,000	29,002
Shangri-La Hotels Malaysia BHD	61,800	77,522
SP Setia BHD Group	167,160	165,302
Star Media Group BHD	62,000	25,247
Sumatec Resources BHD (A)	915,000	11,218
Sunway BHD	461,722	185,892
Supermax Corp. BHD	186,500	92,086
Ta Ann Holdings BHD	75,048	67,896
TA Enterprise BHD	476,600	71,150
TA Global BHD	456,900	40,089
Tan Chong Motor Holdings BHD	42,500	14,813
TDM BHD	96,590	10,754
Thong Guan Industries BHD	36,300	37,929
Time dotCom BHD	97,300	218,766
Tiong NAM Logistics Holdings	49,776	16,461
Tropicana Corp. BHD	323,040	73,033
UEM Edgenta BHD	42,600	26,319
UEM Sunrise BHD (A)	782,300	200,652
UMW Holdings BHD (A)	110,600	141,703
UMW Oil & Gas Corp. BHD (A)	1,427,470	107,456
Unisem M BHD	81,080	73,068
United Malacca BHD	68,300	109,853
UOA Development BHD	314,500	185,769
Vivocom International Holdings BHD (A)	607,000	19,404
Wah Seong Corp. BHD (A)	34,700	9,525
WCT Holdings BHD (A)	415,214	166,186
YNH Property BHD (A)	169,701	58,856
YTL Corp. BHD	2,370,214	801,153
		20,788,042
Malta - 0.0%
Brait SE (A)	61,296	206,435
Mexico - 3.5%
Alfa SAB de CV, Class A	1,451,398	1,598,106
Alpek SAB de CV (B)	302,285	360,820
Axtel SAB de CV (A)(B)	98,029	18,646
Bio Pappel SAB de CV (A)	16,029	18,668
Cemex SAB de CV, ADR (A)	584,797	4,385,978
Coca-Cola Femsa SAB de CV, Series L	29,775	207,702
Consorcio ARA SAB de CV	214,885	83,823
Corp. Actinver SAB de CV	30,824	21,947
Credito Real SAB de CV	101,646	126,964
El Puerto de Liverpool SAB de CV,
Series C1 (B)	21,989	139,052
Elementia SAB de CV (A)(C)	910	1,099
Gentera SAB de CV (B)	27,100	22,521
Grupo Aeromexico SAB de CV (A)	73,946	107,783
Grupo Carso SAB de CV, Series A1 (B)	218,507	720,003
Grupo Cementos de Chihuahua SAB de CV	43,260	201,796
Grupo Comercial Chedraui SA de CV	170,969	313,113
Grupo Elektra SAB de CV (B)	12,721	455,271
Grupo Famsa SAB de CV, Class A (A)	134,561	72,199
Grupo Financiero Banorte SAB de CV,
Series O	868,189	4,765,601

The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Mexico (continued)
Grupo Financiero Inbursa SAB de CV,
Series O (B)	670,160	$1,097,137
Grupo Financiero Interacciones SA de CV,
Series O	48,214	214,091
Grupo Financiero Santander Mexico SAB de
CV, Class B (B)	776,760	1,135,758
Grupo Herdez SAB de CV (B)	57,303	133,185
Grupo Industrial Saltillo SAB de CV	99,900	168,731
Grupo KUO SAB de CV, Series B (B)	140,698	302,684
Grupo Mexico SAB de CV, Series B	1,732,693	5,721,742
Grupo Pochteca SAB de CV (A)	11,500	5,199
Grupo Sanborns SAB de CV (B)	169,891	169,351
Grupo Simec SAB de CV, Series B (A)	37,957	118,470
Grupo Sports World SAB de CV (A)	9,300	8,632
Industrias Bachoco SAB de CV, ADR	2,653	152,017
Industrias Bachoco SAB de CV, Series B	64,616	308,185
Industrias CH SAB de CV, Series B (A)(B)	85,411	364,884
La Comer SAB de CV (A)	129,609	133,152
Maxcom Telecomunicaciones Sab de CV (A)	3,007	1,223
Mexichem SAB de CV	534,516	1,323,072
Minera Frisco SAB de CV, Series A1 (A)	118,274	68,694
Nemak SAB de CV (C)	191,466	138,956
Organizacion Cultiba SAB de CV (B)	89,403	71,159
Organizacion Soriana SAB de CV,
Series B (A)(B)	702,496	1,418,033
Promotora y Operadora de Infraestructura
SAB de CV, L Shares	6,156	45,397
Qualitas Controladora SAB de CV	51,752	95,568
Rassini SAB de CV	14,331	51,027
TV Azteca SAB de CV (B)	545,177	97,044
Vitro SAB de CV, Series A (B)	40,147	143,927
		27,108,410
Philippines - 1.2%
Alliance Global Group, Inc. (A)	1,500,700	480,760
Ayala Corp.	9,485	192,812
Bank of the Philippine Islands	16,840	36,453
BDO Unibank, Inc.	434,187	1,424,665
Cebu Air, Inc.	91,170	182,569
Century Properties Group, Inc.	1,726,673	16,950
China Banking Corp.	87,628	58,438
Cosco Capital, Inc.	1,004,800	154,951
East West Banking Corp.	115,000	73,584
EEI Corp. (A)	34,400	8,270
Emperador, Inc.	150,500	22,156
Empire East Land Holdings, Inc. (A)	997,000	12,975
Energy Development Corp.	1,400,330	160,952
Filinvest Development Corp.	211,875	32,835
Filinvest Land, Inc.	5,094,500	191,834
First Philippine Holdings Corp.	113,380	140,810
Global Ferronickel Holdings, Inc. (A)	272,000	14,332
GT Capital Holdings, Inc.	14,930	386,229
Integrated Micro-Electronics, Inc.	158,000	59,541
JG Summit Holdings, Inc.	881,050	1,272,288
Lopez Holdings Corp.	972,600	109,085
LT Group, Inc.	655,600	246,038
Megaworld Corp.	5,052,600	522,051
Metropolitan Bank & Trust Company	176,728	358,551
Nickel Asia Corp.	462,400	58,555
Pepsi-Cola Products Philippines, Inc.	243,000	10,455
Petron Corp.	1,213,300	222,792
Philex Mining Corp.	161,300	19,573
Philippine National Bank (A)	120,540	136,897
Philtown Properties, Inc. (A)(D)	3,844	119
Phinma Energy Corp.	675,000	21,218
Phoenix Petroleum Philippines, Inc.	146,300	38,167

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Philippines (continued)
RFM Corp.	266,000	$26,488
Rizal Commercial Banking Corp.	175,460	194,589
Robinsons Land Corp.	862,200	367,371
Robinsons Retail Holdings, Inc.	30,250	58,316
San Miguel Corp.	202,060	451,712
San Miguel Pure Foods Company, Inc.	7,670	81,293
Security Bank Corp.	38,940	195,869
SSI Group, Inc. (A)	476,000	31,406
Top Frontier Investment Holdings, Inc. (A)	66,104	378,168
Travellers International Hotel Group, Inc.	831,800	66,184
Union Bank of the Philippines	181,940	315,807
Vista Land & Lifescapes, Inc.	2,264,200	271,440
		9,105,548
Poland - 1.5%
Agora SA (A)	19,798	82,209
Alior Bank SA (A)	7,310	166,557
Asseco Poland SA	33,027	416,604
Bank Handlowy w Warszawie SA	3,601	84,640
Bank Millennium SA (A)	196,093	502,858
Bioton SA (A)	17,651	17,697
Cyfrowy Polsat SA	16,850	120,144
Emperia Holding SA (A)	661	18,895
Enea SA	96,042	317,009
Firma Oponiarska Debica SA	1,142	34,470
Getin Holding SA (A)	169,278	67,120
Grupa Azoty SA	16,014	320,332
Grupa Kety SA	979	115,019
Grupa Lotos SA	48,855	808,314
Impexmetal SA (A)	17,409	21,578
KGHM Polska Miedz SA	44,732	1,424,385
LC Corp. SA	147,244	116,244
Lubelski Wegiel Bogdanka SA	3,833	73,787
mBank SA (A)	1,840	245,288
Netia SA	113,648	175,322
Orbis SA	15,414	409,723
PGE Polska Grupa Energetyczna SA (A)	353,730	1,222,575
PKP Cargo SA (A)	9,902	156,600
Polnord SA (A)	14,051	38,904
Polski Koncern Naftowy ORLEN SA	53,003	1,611,014
Powszechna Kasa Oszczednosci Bank
Polski SA (A)	182,983	2,323,016
Stalprodukt SA	135	19,549
Tauron Polska Energia SA (A)	407,759	356,810
Trakcja SA	14,894	30,934
Vistula Group SA (A)	37,313	46,884
		11,344,481
Russia - 1.9%
Gazprom PJSC, ADR	1,124,344	4,942,501
LUKOIL PJSC, ADR	142,881	8,140,775
Magnitogorsk Iron & Steel Works PJSC, GDR	27,784	269,092
Rosneft Oil Company PJSC, GDR	191,058	950,678
RusHydro PJSC, ADR	252,649	300,418
		14,603,464
Singapore - 0.0%
Technovator International, Ltd. (A)	82,000	25,353
South Africa - 7.9%
Adcorp Holdings, Ltd. (A)	64,690	93,558
AECI, Ltd.	68,599	553,293
African Oxygen, Ltd.	27,344	61,928
African Phoenix Investments, Ltd. (A)	690,372	33,963
African Rainbow Minerals, Ltd.	37,048	399,652
Alexander Forbes Group Holdings, Ltd.	329,530	183,808
Allied Electronics Corp., Ltd., A Shares (A)	12,026	11,739
Alviva Holdings, Ltd.	80,385	120,109

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Africa (continued)
Anglo American Platinum, Ltd. (A)	14,450	$413,290
AngloGold Ashanti, Ltd.	123,710	1,289,794
AngloGold Ashanti, Ltd., ADR (B)	73,839	752,419
ArcelorMittal South Africa, Ltd. (A)	119,476	37,331
Assore, Ltd.	8,107	234,587
Astral Foods, Ltd.	2,262	49,116
Aveng, Ltd. (A)	217,888	35,251
Balwin Properties, Ltd.	44,251	18,221
Barclays Africa Group, Ltd.	293,019	4,292,563
Barloworld, Ltd.	137,364	1,765,774
Blue Label Telecoms, Ltd.	97,227	117,562
Caxton and CTP Publishers & Printers, Ltd.	126,395	122,504
Clover Industries, Ltd.	75,758	80,507
Consolidated Infrastructure Group, Ltd. (A)	36,148	11,005
DataTec, Ltd.	127,604	589,659
DRDGOLD, Ltd. (B)	141,067	47,202
EOH Holdings, Ltd.	36,723	200,850
Exxaro Resources, Ltd.	86,542	1,134,746
Gold Fields, Ltd.	73,728	319,538
Gold Fields, Ltd., ADR	491,193	2,112,130
Grindrod, Ltd. (A)	114,082	125,971
Group Five, Ltd.	75,010	77,648
Harmony Gold Mining Company, Ltd., ADR	138,500	258,995
Hudaco Industries, Ltd.	16,112	187,974
Hulamin, Ltd.	112,965	56,195
Impala Platinum Holdings, Ltd. (A)	85,298	223,700
Imperial Holdings, Ltd.	92,044	1,945,021
Investec, Ltd.	113,733	826,119
Invicta Holdings, Ltd.	6,327	26,085
KAP Industrial Holdings, Ltd.	859,753	551,393
Kumba Iron Ore, Ltd.	26,874	820,166
Lewis Group, Ltd.	50,904	108,422
Liberty Holdings, Ltd.	79,485	796,610
Merafe Resources, Ltd.	926,140	111,260
Metair Investments, Ltd.	66,225	115,201
MMI Holdings, Ltd.	430,062	727,797
Mpact, Ltd.	122,080	241,662
MTN Group, Ltd.	1,093,409	12,071,640
Murray & Roberts Holdings, Ltd.	246,808	241,357
Nampak, Ltd. (A)	380,867	497,987
Nedbank Group, Ltd.	88,130	1,817,904
Novus Holdings, Ltd.	30,686	14,682
Omnia Holdings, Ltd.	41,169	491,909
Peregrine Holdings, Ltd.	75,548	155,412
PPC, Ltd. (A)	499,180	279,041
Raubex Group, Ltd.	77,675	124,907
RCL Foods, Ltd.	52,965	65,135
Reunert, Ltd.	44,231	258,347
Royal Bafokeng Platinum, Ltd. (A)	18,623	42,298
Sandown Capital Pty, Ltd. (A)	63,737	16,742
Sappi, Ltd.	72,752	525,906
Sasol, Ltd.	214,897	7,428,557
Sasol, Ltd., ADR	15,146	518,145
Sibanye Gold, Ltd.	796,758	1,017,461
Sibanye Gold, Ltd., ADR (B)	77,126	389,486
Standard Bank Group, Ltd.	657,101	10,346,330
Stefanutti Stocks Holdings, Ltd. (A)	60,065	10,664
Steinhoff International Holdings NV	1,059,536	397,723
Super Group, Ltd. (A)	214,342	713,032
Telkom SA SOC, Ltd.	182,369	710,842
Tiger Wheels, Ltd. (A)(D)	32,678	0
Tongaat Hulett, Ltd.	66,308	612,879
Trencor, Ltd.	74,337	289,144
Tsogo Sun Holdings, Ltd.	105,779	208,208

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Africa (continued)
Wilson Bayly Holmes-Ovcon, Ltd.	16,847	$211,698
		61,739,754
South Korea - 17.9%
ABco Electronics Company, Ltd. (A)	2,611	20,608
Ace Technologies Corp. (A)	8,235	38,045
AJ Rent A Car Company, Ltd. (A)	3,307	30,612
Ajin Industrial Company, Ltd. (A)	3,016	16,421
APS Holdings Corp. (A)(B)	6,097	42,675
Asia Cement Company, Ltd. (A)	571	58,648
ASIA Holdings Company, Ltd. (A)	670	71,635
Asia Paper Manufacturing Company, Ltd. (A)	1,600	27,098
Asiana Airlines, Inc. (A)	29,698	125,528
AUK Corp. (A)	7,292	18,896
Austem Company, Ltd. (A)(B)	7,960	44,868
Autech Corp. (A)	5,294	55,051
Avaco Company, Ltd. (A)	3,738	25,702
Bluecom Company, Ltd. (A)	6,614	41,794
BNK Financial Group, Inc. (A)	144,761	1,272,283
Bookook Securities Company, Ltd. (A)	501	11,764
Busan City Gas Company, Ltd. (A)	236	7,949
Byucksan Corp. (A)	18,769	70,057
Chinyang Holdings Corp.	12,900	36,167
Chongkundang Holdings Corp. (A)	1,353	91,520
Chosun Refractories Company, Ltd. (A)	683	55,627
CJ Hello Company, Ltd. (A)	17,319	114,729
CJ O Shopping Company, Ltd. (A)	308	66,414
CKD Bio Corp. (A)	1,854	36,939
Cosmax BTI, Inc. (A)	798	24,528
CROWNHAITAI Holdings Company, Ltd. (A)	2,323	32,755
Dae Dong Industrial Company, Ltd. (A)	5,828	52,321
Dae Han Flour Mills Company, Ltd. (A)	510	79,316
Dae Hyun Company, Ltd. (A)	7,901	20,036
Dae Won Kang Up Company, Ltd. (A)	4,005	13,980
Dae Young Packaging Company, Ltd. (A)	24,545	19,366
Daechang Forging Company, Ltd. (A)	586	32,160
Daeduck Electronics Company (A)	19,359	178,169
Daeduck GDS Company, Ltd. (A)	10,322	264,138
Daegu Department Store	1,862	20,940
Daehan Steel Company, Ltd. (A)	6,514	57,618
Daekyo Company, Ltd.	6,211	47,556
Daelim B&Co Company, Ltd. (A)	4,889	29,036
Daelim C&S Company, Ltd. (A)	2,109	25,077
Daelim Industrial Company, Ltd. (A)	9,686	745,546
Daesang Corp. (A)	11,011	283,327
Daesang Holdings Company, Ltd. (A)	8,988	83,474
Daewon San Up Company, Ltd. (A)	5,336	38,899
Daewoo Engineering & Construction
Company, Ltd. (A)	10,354	57,255
Daewoo Shipbuilding & Marine Engineering
Company, Ltd. (A)	2,043	26,526
Dahaam E-Tec Company, Ltd. (A)(D)	2,630	44,220
Daishin Securities Company, Ltd. (A)	20,594	276,689
Daou Data Corp. (A)	6,441	61,982
Daou Technology, Inc. (A)	13,179	236,849
Dayou Automotive Seat Technology
Company, Ltd. (A)	18,602	18,303
DB Financial Investment Company, Ltd. (A)	20,526	76,691
DB, Inc. (A)	29,805	18,277
DGB Financial Group, Inc. (A)	71,379	702,385
Display Tech Company, Ltd. (A)	1,170	4,152
Dong Ah Tire & Rubber Company, Ltd. (A)	3,623	34,350
Dong-A Socio Holdings Company, Ltd. (A)	113	13,500
Dong-Ah Geological Engineering
Company, Ltd. (A)	3,416	37,337

The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Dongbang Transport Logistics
Company, Ltd. (A)	7,517	$10,069
Dongbu Corp. (A)	2,944	27,764
Dong-Il Corp. (A)	741	37,211
Dongil Industries Company, Ltd. (A)	859	53,979
Dongkuk Industries Company, Ltd. (A)	14,391	52,893
Dongkuk Steel Mill Company, Ltd. (A)	30,148	309,875
DONGSUNG Corp. (A)	8,793	46,105
Dongwha Enterprise Company, Ltd.	885	26,155
Dongwon Development Company, Ltd. (A)	20,645	96,019
Dongwon Industries Company, Ltd. (A)	259	81,325
Dongyang E&P, Inc. (A)	2,026	23,275
Doosan Corp. (A)	3,093	326,115
Doosan Heavy Industries & Construction
Company, Ltd. (A)(B)	26,707	382,795
Doosan Infracore Company, Ltd. (A)	71,207	577,026
DRB Holding Company, Ltd.	3,979	29,183
DTR Automotive Corp. (A)	2,636	78,646
DY Corp. (A)	7,611	45,699
Eagon Industrial, Ltd. (A)	2,280	20,247
Easy Bio, Inc. (A)	21,230	127,164
Elentec Company, Ltd. (A)	3,837	16,019
e-LITECOM Company, Ltd. (A)	2,998	20,194
E-MART, Inc. (A)	8,244	2,084,851
Eugene Corp. (A)(B)	23,025	105,738
Eugene Investment & Securities
Company, Ltd. (A)	34,528	112,367
Eusu Holdings Company, Ltd. (A)	6,851	40,556
EVERDIGM Corp. (A)	3,744	32,610
FarmStory Company, Ltd. (A)	33,283	41,166
Feelux Company, Ltd.	13,613	40,504
Fila Korea, Ltd. (A)	4,596	350,063
Fine Technix Company, Ltd. (A)	9,436	21,957
Gaon Cable Company, Ltd. (A)	1,692	36,315
GMB Korea Corp. (A)	3,673	28,588
GOLFZONNEWDIN Company, Ltd. (A)	9,910	49,216
GS Engineering & Construction Corp. (A)(B)	17,455	461,201
GS Global Corp. (A)	18,463	48,192
GS Holdings Corp. (A)	31,035	1,802,083
Gwangju Shinsegae Company, Ltd. (A)	425	91,174
Halla Corp.	14,352	54,573
Halla Holdings Corp. (A)	5,029	294,582
Han Kuk Carbon Company, Ltd. (A)	16,408	82,200
Hana Financial Group, Inc.	98,910	4,597,480
Hana Micron, Inc. (A)	7,137	35,667
Handsome Company, Ltd. (A)	6,134	180,061
Hanil Cement Company, Ltd. (A)	1,800	240,540
Hanjin Heavy Industries & Construction
Company, Ltd. (A)	31,069	96,197
Hanjin Heavy Industries & Construction
Holdings Company, Ltd. (A)	3,239	12,194
Hanjin Kal Corp. (A)	17,644	301,655
Hanjin Transportation Company, Ltd. (A)	3,283	79,704
Hankook Tire Company, Ltd. (A)	23,056	1,174,645
Hankuk Paper Manufacturing
Company, Ltd. (A)	2,119	44,311
Hanshin Construction Company, Ltd. (A)	2,652	56,230
Hansol Holdings Company, Ltd. (A)	20,990	89,458
Hansol HomeDeco Company, Ltd. (A)	32,560	43,138
Hansol Paper Company, Ltd.	6,253	81,829
Hanwha Chemical Corp.	64,406	1,900,078
Hanwha Corp. (A)	24,645	953,009
Hanwha Galleria Timeworld
Company, Ltd. (A)	709	24,475

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Hanwha General Insurance
Company, Ltd. (A)(B)	28,986	$220,339
Hanwha Investment & Securities
Company, Ltd. (A)	55,115	138,507
Hanwha Life Insurance Company, Ltd. (A)	157,937	1,018,009
Hanwha Techwin Company, Ltd. (A)(B)	11,824	392,535
Hanyang Securities Company, Ltd. (A)	4,374	31,527
Harim Company, Ltd. (A)	9,581	27,873
Harim Holdings Company, Ltd. (A)	9,659	33,484
Heung-A Shipping Company, Ltd. (A)(B)	65,163	45,608
Heungkuk Fire & Marine Insurance
Company, Ltd. (A)	10,735	53,675
Hitejinro Holdings Company, Ltd. (A)	4,248	40,048
HMC Investment Securities
Company, Ltd. (A)	9,365	95,319
HS R&A Company, Ltd. (A)	15,740	38,532
Humax Company, Ltd. (A)	9,573	79,768
Huons Global Company, Ltd.	1,206	62,487
Husteel Company, Ltd. (A)	1,272	18,324
Huvis Corp. (A)	7,469	70,353
Hwa Shin Company, Ltd. (A)	8,422	33,784
Hwacheon Machine Tool Company, Ltd. (A)	269	13,974
Hwangkum Steel & Technology
Company, Ltd. (A)	3,827	32,132
HwaSung Industrial Company, Ltd.	4,800	67,890
Hy-Lok Corp. (A)	3,024	63,526
Hyundai BNG Steel Company, Ltd. (A)	5,400	59,033
Hyundai Construction Equipment
Company, Ltd. (A)	2,162	340,747
Hyundai Corp. (A)	3,928	71,498
Hyundai Department Store Company, Ltd. (A)	8,569	835,241
Hyundai Development Co-Engineering &
Construction (A)	31,470	1,132,251
Hyundai Electric & Energy System
Company, Ltd. (A)	2,234	238,058
Hyundai Engineering & Construction
Company, Ltd. (A)	48,847	1,656,165
Hyundai Engineering Plastics
Company, Ltd. (A)	6,308	40,021
Hyundai Greenfood Company, Ltd. (A)	15,345	214,132
Hyundai Heavy Industries Company, Ltd. (A)	14,749	1,383,444
Hyundai Home Shopping Network Corp. (A)	2,047	230,466
Hyundai Hy Communications & Network
Company, Ltd. (A)	20,470	75,483
Hyundai Mipo Dockyard Company, Ltd. (A)	4,175	306,777
Hyundai Mobis Company, Ltd. (A)	23,101	5,676,218
Hyundai Motor Company	55,934	8,140,445
Hyundai Robotics Company, Ltd. (A)	4,270	1,521,521
Hyundai Rotem Company, Ltd. (A)	5,901	103,298
Hyundai Steel Company (A)	48,457	2,653,076
Hyundai Wia Corp. (A)(B)	8,793	534,377
Iljin Electric Company, Ltd. (A)	8,990	37,268
Iljin Holdings Company, Ltd. (A)	8,578	41,823
Ilshin Spinning Company, Ltd. (A)	712	73,216
Ilsung Pharmaceuticals Company, Ltd. (A)	353	44,166
iMarketKorea, Inc. (A)	8,098	68,004
Industrial Bank of Korea	108,150	1,658,956
Interpark Holdings Corp. (A)	25,354	93,150
INTOPS Company, Ltd.	3,542	35,343
Inzi Controls Company, Ltd. (A)	2,171	11,500
IS Dongseo Company, Ltd. (A)	4,948	160,719
ISU Chemical Company, Ltd. (A)(B)	4,901	69,673
IsuPetasys Company, Ltd. (A)	9,598	37,831
Jahwa Electronics Company, Ltd. (A)	1,405	34,946
JB Financial Group Company, Ltd. (A)	54,482	308,698

The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Jeil Savings Bank (A)(D)	1,820	$0
Kangnam Jevisco Company, Ltd. (A)	1,330	46,603
KAON Media Company, Ltd. (A)	5,215	59,068
KB Financial Group, Inc.	10,771	637,461
KB Financial Group, Inc., ADR	91,112	5,330,963
KC Green Holdings Company, Ltd. (A)	6,643	32,250
KCC Corp.	2,020	717,593
KCC Engineering & Construction
Company, Ltd. (A)	1,855	14,111
KEC Corp. (A)(B)	37,908	45,610
Keyang Electric Machinery Company, Ltd. (A)	5,051	21,272
KG Chemical Corp. (A)	4,747	108,577
KG Eco Technology Service Company, Ltd.	13,709	53,198
KGMobilians Company, Ltd. (A)	6,437	48,678
KH Vatec Company, Ltd. (A)(B)	6,230	81,585
Kia Motors Corp. (A)	100,267	3,134,373
KISCO Corp. (A)	2,680	94,576
KISCO Holdings Company, Ltd. (A)	778	53,899
KISWIRE, Ltd. (A)	4,158	127,413
KIWOOM Securities Company, Ltd. (A)	3,689	301,562
KleanNara Company, Ltd. (A)	4,525	17,581
KMH Company, Ltd. (A)	7,293	66,284
Kodaco Company, Ltd. (A)	12,718	33,122
Kolon Corp. (A)(B)	785	44,952
Kolon Global Corp. (A)	2,757	25,177
Kolon Industries, Inc. (A)	10,254	851,513
Kopla Company, Ltd.	6,174	27,234
Korea Alcohol Industrial Company, Ltd. (A)	5,890	38,763
Korea Cast Iron Pipe Industries Company, Ltd.	4,106	34,404
Korea Circuit Company, Ltd. (A)	6,559	80,659
Korea Electric Terminal Company, Ltd.	1,496	93,713
Korea Flange Company, Ltd. (A)	2,370	21,908
Korea Investment Holdings Company, Ltd. (A)	21,739	1,399,722
Korean Air Lines Company, Ltd. (A)	24,747	781,049
Korean Reinsurance Company, Ltd. (A)	45,140	463,750
Kortek Corp. (A)	5,352	81,619
KPX Chemical Company, Ltd.	933	60,900
KSS LINE, Ltd. (A)	7,222	61,259
KT Hitel Company, Ltd. (A)	2,596	15,593
KTB Investment & Securities
Company, Ltd. (A)	21,545	78,202
KTCS Corp. (A)	21,201	44,924
Ktis Corp. (A)	10,123	28,533
Kukdo Chemical Company, Ltd. (A)	1,414	83,318
Kumho Electric Company, Ltd. (A)	1,246	8,319
Kumho Tire Company, Inc. (A)(B)	36,351	150,083
Kumkang Kind Company, Ltd. (A)	1,497	40,086
Kwang Dong Pharmaceutical
Company, Ltd. (A)	3,830	31,250
Kwangju Bank Company, Ltd. (A)	13,655	153,048
Kyeryong Construction
Industrial Company, Ltd. (A)	2,811	45,356
Kyobo Securities Company, Ltd. (A)	9,350	79,085
Kyungbang, Ltd. (A)	5,320	69,090
Kyungchang Industrial Company, Ltd. (A)	2,778	8,821
Kyung-In Synthetic Corp. (A)	4,918	26,592
LF Corp. (A)	11,362	332,490
LG Corp. (A)	27,571	2,343,058
LG Display Company, Ltd.	15,857	441,370
LG Display Company, Ltd., ADR (B)	256,338	3,527,211
LG Electronics, Inc.	56,809	5,616,942
LG Hausys, Ltd. (A)	3,823	346,371
LG International Corp. (A)	13,222	335,030
LG Uplus Corp. (A)	60,913	796,602
LMS Company, Ltd. (A)	2,614	22,983

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Lotte Chilsung Beverage Company, Ltd. (A)	111	$137,775
Lotte Confectionery Company, Ltd. (A)	121	16,502
Lotte Corp. (A)	7,778	474,327
LOTTE Fine Chemical Company, Ltd. (A)	9,739	590,422
Lotte Food Company, Ltd. (A)	48	24,818
LOTTE Himart Company, Ltd. (A)	3,540	227,884
Lotte Non-Life Insurance Company, Ltd. (A)	30,709	83,124
Lotte Shopping Company, Ltd. (A)	4,321	802,540
LS Corp. (A)	11,213	758,738
Lumens Company, Ltd. (A)	25,793	101,520
MegaStudy Company, Ltd. (A)	825	24,353
Meritz Securities Company, Ltd. (A)	122,862	523,696
Mi Chang Oil Industrial Company, Ltd. (A)	546	43,736
Mirae Asset Daewoo Company, Ltd. (A)	106,626	912,362
Mirae Asset Life Insurance Company, Ltd.	46,502	227,976
MK Electron Company, Ltd. (A)	7,860	82,390
MNTech Company, Ltd. (A)	8,763	40,072
Mobase Company, Ltd. (A)	5,225	31,928
Moorim P&P Company, Ltd. (A)	11,015	46,607
Moorim Paper Company, Ltd. (A)	13,820	31,551
Muhak Company, Ltd.	4,734	86,989
Namsun Aluminum Company, Ltd. (A)	19,592	18,092
Namyang Dairy Products Company, Ltd. (A)	211	137,370
Neowiz (A)	7,188	82,139
Nexen Corp. (A)	9,530	67,559
Nexen Tire Corp. (A)	13,165	145,212
NH Investment & Securities
Company, Ltd. (A)	49,009	634,365
NHN Entertainment Corp. (A)	1,627	103,898
Nong Shim Holdings Company, Ltd. (A)	962	102,906
NongShim Company, Ltd. (A)	857	283,452
Noroo Holdings Company, Ltd. (A)	1,638	24,654
NOROO Paint & Coatings Company, Ltd. (A)	3,102	25,135
OCI Company, Ltd. (A)	6,918	879,030
Opto Device Technology Company, Ltd. (A)	2,641	20,846
Pan Ocean Company, Ltd. (A)	106,913	525,338
PaperCorea, Inc. (A)(B)	14,307	16,380
Paru Company, Ltd. (A)(B)	8,628	31,622
Poonglim Industrial Company, Ltd. (A)(D)	189	32
Poongsan Corp. (A)	12,154	538,920
Poongsan Holdings Corp. (A)	1,404	68,898
POSCO	32,392	10,075,570
POSCO Coated & Color Steel
Company, Ltd. (A)	1,656	44,118
Posco Daewoo Corp. (A)	20,120	340,651
POSCO, ADR	40,692	3,179,266
Power Logics Company, Ltd. (A)	13,310	74,819
Pyeong Hwa Automotive Company, Ltd. (A)	4,945	48,348
RFTech Company, Ltd. (A)	9,738	43,987
S&T Dynamics Company, Ltd. (A)	12,563	87,931
S&T Holdings Company, Ltd.	4,837	71,134
S&T Motiv Company, Ltd. (A)	5,552	242,787
Sajo Industries Company, Ltd. (A)	1,336	85,253
Sam Young Electronics Company, Ltd. (A)	4,313	52,520
SAMHWA Paints Industrial
Company, Ltd. (A)	4,550	31,317
Samick Musical Instruments
Company, Ltd. (A)	28,916	63,477
Samji Electronics Company, Ltd. (A)	3,389	25,836
Samjin LND Company, Ltd. (A)	9,393	20,418
Samkee Automotive Company, Ltd. (A)	7,495	24,496
Sammok S-Form Company, Ltd. (A)	3,036	34,112
SAMPYO Cement Company, Ltd. (A)	14,943	43,037
Samsung Card Company, Ltd. (A)	10,778	398,697

The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Samsung Fire & Marine
Insurance Company, Ltd. (A)	906	$225,904
Samsung Heavy Industries Company, Ltd. (A)	90,149	616,307
Samsung Life Insurance Company, Ltd. (A)	23,522	2,728,855
Samsung Securities Company, Ltd. (A)	24,884	849,351
Samyang Corp. (A)	1,625	140,822
Samyang Holdings Corp. (A)	2,059	234,331
Samyang Tongsang Company, Ltd. (A)	893	34,312
Sangsin Brake	3,243	23,045
SAVEZONE I&C CORP. (A)	6,270	28,804
SBS Media Holdings Company, Ltd. (A)	23,148	66,043
Seah Besteel Corp. (A)	7,041	191,060
SeAH Holdings Corp. (A)	352	50,025
SeAH Steel Corp. (A)	1,700	152,649
Sebang Company, Ltd. (A)	5,267	62,093
Sebang Global Battery Company, Ltd. (A)	3,884	129,741
Sebo Manufacturing Engineer Corp. (A)	2,638	30,497
Sejong Industrial Company, Ltd. (A)	6,392	45,241
Sekonix Company, Ltd. (A)	4,435	55,450
Seohan Company, Ltd. (A)	34,363	72,786
Seohee Construction Company, Ltd. (A)	65,642	78,235
Seoyon Company, Ltd. (A)	7,014	48,191
Seoyon E-Hwa Company, Ltd. (A)	6,658	62,423
Sewon Precision Industry Company, Ltd.	547	7,640
SG&G Corp. (A)	5,393	14,757
Shinhan Financial Group Company, Ltd.	11,642	537,362
Shinhan Financial Group Company, Ltd., ADR	184,219	8,547,762
Shinsegae Engineering & Construction
Company, Ltd. (A)	621	15,220
Shinsegae Information & Communication
Company, Ltd. (A)	621	47,758
Shinsegae International, Inc. (A)	704	48,708
Shinsegae, Inc. (A)	4,080	1,143,139
Shinsung Tongsang Company, Ltd. (A)	24,560	24,460
Shinwha Intertek Corp. (A)	16,044	36,162
Shinwon Corp. (A)	10,643	21,071
Shinyoung Securities Company, Ltd.	1,830	96,886
Signetics Corp. (A)	24,925	30,625
Silla Company, Ltd. (A)	1,581	24,321
SIMPAC, Inc. (A)	4,415	17,028
Sindoh Company, Ltd. (A)	1,959	116,204
SK Chemicals Company, Ltd. (A)(D)	9,080	714,153
SK Gas, Ltd. (A)	2,606	228,818
SK Innovation Company, Ltd.	36,872	7,034,103
SK Networks Company, Ltd. (A)	63,590	394,833
SKC Company, Ltd. (A)	13,629	597,884
SL Corp. (A)	8,569	195,701
Ssangyong Cement Industrial Company, Ltd.	16,434	286,853
Ssangyong Motor Company (A)	15,567	74,397
Sun Kwang Company, Ltd. (A)	2,310	40,195
Sunchang Corp. (A)	2,607	18,708
Sung Kwang Bend Company, Ltd.	7,945	74,025
Sungchang Enterprise Holdings, Ltd. (A)	9,150	22,385
Sungdo Engineering & Construction
Company, Ltd. (A)	3,604	22,986
Sungshin Cement Company, Ltd. (A)	9,269	48,871
Sungwoo Hitech Company, Ltd. (A)	19,817	120,472
Taekwang Industrial Company, Ltd. (A)	268	329,904
Taewoong Company, Ltd. (A)(B)	5,167	93,257
Taeyoung Engineering & Construction
Company, Ltd. (A)(B)	26,384	253,509
Tailim Packaging Company, Ltd. (A)	9,651	22,441
TBH Global Company, Ltd. (A)	7,740	56,775
The LEADCORP, Inc.	9,683	54,157
The WillBes & Company (A)	21,723	32,846

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Thinkware Systems Corp. (A)	2,827	$27,043
TK Chemical Corp. (A)	21,204	38,696
TK Corp.	8,542	95,961
Tong Yang Moolsan Company, Ltd. (A)	15,100	22,977
Tongyang Life Insurance Company, Ltd. (A)	24,521	174,110
Tongyang, Inc. (A)	19,311	35,781
Top Engineering Company, Ltd. (A)	5,334	33,903
Tovis Company, Ltd.	8,841	64,905
TS Corp. (A)	1,935	44,326
Ubiquoss Holdings, Inc. (A)	4,254	27,501
Ubiquoss, Inc. (A)	535	13,041
UIL Company, Ltd.	5,278	32,098
Uju Electronics Company, Ltd. (A)	3,028	36,878
Unid Company, Ltd. (A)	2,769	120,495
Visang Education, Inc. (A)	3,884	43,140
Wonik Holdings Company, Ltd. (A)	8,587	63,125
Woongjin Company, Ltd. (A)	25,720	53,796
Woongjin Thinkbig Company, Ltd. (A)	6,988	46,284
Woori Bank (B)	155,646	2,288,055
Woori Bank, ADR (B)	83	3,709
Woorison F&G Company, Ltd. (A)	14,464	31,756
Y G-1 Company, Ltd. (A)	5,659	79,822
YESCO Company, Ltd. (A)	1,950	69,031
Yoosung Enterprise Company, Ltd. (A)	6,386	21,220
YooSung T&S Company, Ltd. (A)	6,997	25,279
Youlchon Chemical Company, Ltd. (A)	2,499	49,511
Young Poong Corp. (A)	143	143,677
Youngone Corp.	10,160	298,961
Youngone Holdings Company, Ltd. (A)	1,950	101,084
Yuanta Securities Korea Company, Ltd. (A)	12,273	44,204
Zeus Company, Ltd. (A)	2,998	47,134
		139,809,125
Taiwan - 16.1%
Ability Enterprise Company, Ltd.	135,979	90,812
AcBel Polytech, Inc.	102,000	76,100
Acer, Inc. (A)	1,055,452	854,471
ACES Electronic Company, Ltd.	54,000	45,641
Advanced International Multitech
Company, Ltd.	51,000	60,784
Advancetek Enterprise Company, Ltd.	57,186	35,908
AGV Products Corp. (A)	244,716	61,520
Airmate Cayman International Company, Ltd.	28,000	22,530
ALI Corp. (A)	19,000	10,804
Alpha Networks, Inc.	135,500	108,029
Altek Corp.	102,104	107,648
Ampire Company, Ltd.	45,000	25,537
AmTRAN Technology Company, Ltd.	106,185	58,284
Apacer Technology, Inc.	34,000	43,977
APCB, Inc.	61,000	57,681
Apex International Company, Ltd.	50,790	34,236
Apex Science & Engineering	43,472	12,680
Arcadyan Technology Corp.	63,000	109,419
Ardentec Corp.	201,003	252,701
Asia Cement Corp.	823,805	779,310
Asia Optical Company, Inc.	41,000	131,374
Asia Pacific Telecom Company, Ltd. (A)	781,000	261,446
Asia Polymer Corp.	146,031	94,607
Asia Tech Image, Inc.	20,000	31,632
Asia Vital Components Company, Ltd.	148,328	161,148
Asustek Computer, Inc.	273,000	2,560,747
AU Optronics Corp.	426,000	177,043
AU Optronics Corp., ADR (B)	494,240	2,056,038
Audix Corp.	31,000	44,664
Aurona Industries, Inc.	15,000	13,262
Avermedia Technologies, Inc. (A)	62,000	28,280

The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Avision, Inc. (A)	98,751	$22,727
AVY Precision Technology, Inc.	32,786	70,224
Bank of Kaohsiung Company, Ltd.	258,833	80,072
BenQ Materials Corp. (A)	25,000	16,751
BES Engineering Corp.	370,700	102,066
Biostar Microtech International Corp. (A)	67,000	29,530
Bright Led Electronics Corp.	55,000	32,053
Cameo Communications, Inc.	91,944	24,458
Capital Securities Corp.	919,069	357,929
Career Technology MFG. Company, Ltd.	67,000	89,747
Carnival Industrial Corp. (A)	131,000	20,707
Casetek Holdings, Ltd.	71,000	242,791
Cathay Financial Holding Company, Ltd.	2,789,000	4,996,620
Cathay Real Estate Development
Company, Ltd.	317,400	175,381
Chain Chon Industrial Company, Ltd.	35,000	20,663
ChainQui Construction Development
Company, Ltd.	17,000	12,358
Champion Building Materials
Company, Ltd. (A)	120,132	33,713
Chang Hwa Commercial Bank, Ltd.	2,570,656	1,427,591
Chang Wah Electromaterials, Inc.	16,000	77,287
Chant Sincere Company, Ltd.	25,000	26,118
CHC Healthcare Group	29,000	34,632
Chen Full International Company, Ltd.	42,000	69,538
Cheng Loong Corp.	416,320	227,569
Cheng Uei Precision Industry Company, Ltd.	218,629	366,069
Chenming Mold Industry Corp.	47,000	35,177
Chia Chang Company, Ltd.	33,000	25,520
Chia Hsin Cement Corp.	172,773	77,427
Chien Kuo Construction Company, Ltd.	72,000	27,801
Chilisin Electronics Corp.	11,000	36,275
Chimei Materials Technology Corp. (A)	122,000	49,709
China Airlines, Ltd. (A)	1,546,910	603,720
China Bills Finance Corp.	372,000	192,480
China Chemical & Pharmaceutical
Company, Ltd.	143,000	89,527
China Development Financial Holding Corp.	4,123,208	1,403,738
China Electric Manufacturing Corp. (A)	93,000	31,073
China General Plastics Corp.	206,330	223,872
China Life Insurance Company, Ltd.	890,475	893,327
China Man-Made Fiber Corp. (A)	342,800	116,644
China Metal Products Company, Ltd.	138,513	132,065
China Motor Corp.	222,125	193,821
China Petrochemical Development Corp. (A)	1,260,550	648,868
China Steel Corp.	6,066,180	5,041,077
China Steel Structure Company, Ltd.	50,000	33,010
China Synthetic Rubber Corp.	266,405	392,091
China Wire & Cable Company, Ltd.	51,380	49,343
Chinese Maritime Transport, Ltd.	59,330	57,203
Chin-Poon Industrial Company, Ltd.	174,571	339,759
Chipbond Technology Corp.	343,000	647,645
ChipMOS TECHNOLOGIES, INC.	115,000	102,210
Chong Hong Construction Company, Ltd.	15,000	38,585
Chun YU Works & Company, Ltd.	97,000	46,780
Chun Yuan Steel	234,874	90,268
Chung Hung Steel Corp. (A)	485,625	201,962
Chung Hwa Pulp Corp.	252,977	99,135
Chung-Hsin Electric & Machinery
Manufacturing Corp.	209,500	156,462
Chunghwa Picture Tubes, Ltd. (A)	1,694,429	130,807
Clevo Company	198,000	192,516
CMC Magnetics Corp. (A)	880,443	125,496
CoAsia Microelectronics Corp. (A)	46,764	23,510
Collins Company, Ltd.	26,626	10,017

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Compal Electronics, Inc.	2,334,000	$1,668,277
Compeq Manufacturing Company, Ltd.	245,000	313,966
Continental Holdings Corp.	207,050	112,840
Contrel Technology Company, Ltd.	43,000	23,128
Coretronic Corp.	243,000	278,257
Coxon Precise Industrial Company, Ltd. (A)	59,000	66,089
Creative Sensor, Inc.	45,000	39,109
CSBC Corp. Taiwan (A)	147,100	55,760
CTBC Financial Holding Company, Ltd.	7,474,348	5,137,924
CviLux Corp.	40,960	43,142
Cyberlink Corp.	23,000	51,617
CyberTAN Technology, Inc.	35,000	21,289
DA CIN Construction Company, Ltd.	62,000	37,506
Da-Li Development Company, Ltd.	20,000	23,451
Danen Technology Corp. (A)	94,000	21,525
Darfon Electronics Corp.	122,850	122,025
Darwin Precisions Corp.	205,099	254,312
Delpha Construction Company, Ltd.	30,261	15,436
Depo Auto Parts Industrial Company, Ltd.	43,000	130,248
D-Link Corp. (A)	235,511	83,606
Dynamic Electronics Company, Ltd. (A)	159,762	63,191
Dynapack International Technology Corp.	67,000	100,838
E Ink Holdings, Inc.	121,000	194,004
E.Sun Financial Holding Company, Ltd.	3,661,730	2,321,890
Eastern Media International Corp. (A)	241,608	87,862
Edimax Technology Company, Ltd.	102,404	33,409
Edison Opto Corp. (A)	62,000	31,946
Edom Technology Company, Ltd.	72,000	45,745
Elite Semiconductor Memory Technology, Inc.	39,000	55,785
Elitegroup Computer Systems
Company, Ltd. (A)	159,104	105,950
Emerging Display Technologies Corp.	32,000	10,736
ENG Electric Company, Ltd.	52,738	12,889
EnTie Commercial Bank Company, Ltd.	106,000	47,358
Epistar Corp. (A)	455,312	686,155
Eson Precision Ind Company, Ltd.	34,000	51,535
Eva Airways Corp.	1,205,005	640,396
Everest Textile Company, Ltd.	152,120	72,258
Evergreen International Storage &
Transport Corp.	311,600	147,987
Evergreen Marine Corp Taiwan, Ltd. (A)	903,429	494,841
Everlight Chemical Industrial Corp.	68,250	43,414
Everlight Electronics Company, Ltd.	194,000	292,516
Excel Cell Electronic Company, Ltd.	33,000	27,155
Excelsior Medical Company, Ltd.	46,695	70,399
Far Eastern Department Stores, Ltd.	495,720	249,576
Far Eastern International Bank	1,366,895	437,961
Far Eastern New Century Corp.	1,712,249	1,538,784
Farglory F T Z Investment Holding
Company, Ltd. (A)	45,000	25,450
Farglory Land Development Company, Ltd.	153,530	165,578
Federal Corp.	214,847	97,671
Feedback Technology Corp.	8,400	32,819
First Copper Technology Company, Ltd. (A)	81,000	37,605
First Financial Holding Company, Ltd.	3,726,705	2,444,708
First Steamship Company, Ltd. (A)	365,807	110,753
Formosa Advanced Technologies
Company, Ltd.	80,000	84,383
Formosa Chemicals & Fibre Corp.	216,000	745,201
Formosa Laboratories, Inc.	26,000	60,263
Formosa Taffeta Company, Ltd.	261,000	273,976
Formosan Rubber Group, Inc.	187,020	101,982
Formosan Union Chemical	195,013	118,800
Fortune Electric Company, Ltd.	35,000	24,460

The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Founding Construction & Development
Company, Ltd.	109,566	$58,673
Foxconn Technology Company, Ltd.	333,626	950,906
Foxlink Image Technology Company, Ltd.	67,000	44,691
Froch Enterprise Company, Ltd.	84,060	44,481
FSP Technology, Inc.	41,227	33,354
Fubon Financial Holding Company, Ltd.	3,527,417	5,996,487
Fullerton Technology Company, Ltd.	49,460	39,721
Fulltech Fiber Glass Corp.	149,616	113,864
Fwusow Industry Company, Ltd.	55,995	33,578
G Shank Enterprise Company, Ltd.	40,535	36,750
Gallant Precision Machining Company, Ltd.	66,000	47,009
Gemtek Technology Corp.	165,697	140,170
Getac Technology Corp.	78,000	115,720
Giantplus Technology Company, Ltd.	98,000	62,335
Gigabyte Technology Company, Ltd.	265,000	479,431
Gigastorage Corp. (A)	106,000	57,781
Gintech Energy Corp. (A)	194,670	116,050
Global Brands Manufacture, Ltd.	171,806	77,837
Global Lighting Technologies, Inc.	38,000	57,548
Globe Union Industrial Corp.	128,750	95,386
Gloria Material Technology Corp.	294,684	196,273
Gold Circuit Electronics, Ltd. (A)	213,204	75,656
Goldsun Building Materials
Company, Ltd. (A)	395,714	129,803
Grand Ocean Retail Group, Ltd.	18,000	13,827
Grand Pacific Petrochemical	460,000	484,799
Great China Metal Industry	17,000	14,353
Great Wall Enterprise Company, Ltd.	213,400	240,041
Green Energy Technology, Inc. (A)	36,194	21,312
Hannstar Board Corp.	128,759	93,410
HannStar Display Corp.	1,497,842	499,838
HannsTouch Solution, Inc. (A)	226,000	68,007
Hanpin Electron Company, Ltd.	18,000	18,017
Harvatek Corp. (A)	74,836	49,219
Hey Song Corp.	136,000	143,670
Highwealth Construction Corp.	325,000	461,046
Hitron Technology, Inc.	103,000	74,179
Ho Tung Chemical Corp. (A)	495,399	169,460
Hocheng Corp. (A)	150,500	49,923
Holy Stone Enterprise Company, Ltd.	67,410	253,061
Hon Hai Precision Industry Company, Ltd.	1,487,310	4,729,035
Hong Pu Real Estate Development
Company, Ltd.	101,000	72,757
Hong TAI Electric Industrial	72,000	26,559
Hong YI Fiber Industry Company	67,000	49,914
Horizon Securities Company, Ltd. (A)	156,000	42,011
Hsin Kuang Steel Company, Ltd.	107,085	100,476
HTC Corp. (A)	174,000	426,646
HUA ENG Wire & Cable Company, Ltd. (A)	175,000	69,034
Hua Nan Financial Holdings Company, Ltd.	2,911,897	1,637,114
Huaku Development Company, Ltd.	114,000	265,851
Huang Hsiang Construction Company	35,000	35,448
Hung Ching Development & Construction
Company, Ltd.	31,000	25,696
Hung Sheng Construction Company, Ltd.	243,200	209,094
Hwa Fong Rubber Industrial Company, Ltd.	59,160	25,021
Ichia Technologies, Inc. (A)	151,180	83,734
I-Chiun Precision Industry Company, Ltd. (A)	98,000	35,673
Infortrend Technology, Inc.	94,000	45,477
Innolux Corp.	5,247,561	2,178,310
Inpaq Technology Company, Ltd.	31,000	28,994
Inventec Corp.	1,223,000	973,309
ITE Technology, Inc.	12,000	14,291
Jarllytec Company, Ltd.	23,000	39,299

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Jess-Link Products Company, Ltd.	58,750	$62,017
Jih Sun Financial Holdings Company, Ltd.	820,946	230,958
Jinli Group Holdings, Ltd.	58,840	47,061
Johnson Health Tech Company, Ltd.	42,000	50,498
K Laser Technology, Inc.	55,214	30,408
Kaulin Manufacturing Company, Ltd.	29,000	22,741
KEE TAI Properties Company, Ltd.	129,000	44,566
Kenmec Mechanical Engineering
Company, Ltd. (A)	44,000	18,555
Kindom Construction Corp.	203,000	138,867
King Chou Marine Technology Company, Ltd.	31,260	33,241
King Yuan Electronics Company, Ltd.	618,796	626,870
King’s Town Bank Company, Ltd.	487,000	608,861
King’s Town Construction Company, Ltd. (A)	15,300	11,460
Kinko Optical Company, Ltd.	36,000	41,899
Kinpo Electronics, Inc.	689,269	244,127
Kinsus Interconnect Technology Corp.	140,000	254,252
KS Terminals, Inc.	14,000	29,789
Kung Sing Engineering Corp.	120,000	65,682
Kuo Toong International Company, Ltd. (A)	80,897	51,535
Kuoyang Construction Company, Ltd. (A)	69,335	41,279
Kwong Fong Industries Corp.	47,878	26,768
Kwong Lung Enterprise Company, Ltd.	10,000	14,758
KYE Systems Corp. (A)	99,651	34,444
L&K Engineering Company, Ltd.	74,000	84,503
LAN FA Textile (A)	34,863	12,061
LCY Chemical Corp.	192,000	312,354
Leader Electronics, Inc.	51,000	15,282
Lealea Enterprise Company, Ltd. (A)	334,124	131,147
LEE CHI Enterprises Company, Ltd.	78,000	30,510
LES Enphants Company, Ltd. (A)	64,000	25,367
Lextar Electronics Corp. (A)	146,000	130,862
Li Peng Enterprise Company, Ltd. (A)	363,030	111,074
Lien Hwa Industrial Corp.	227,861	280,130
Lingsen Precision Industries, Ltd.	206,481	104,017
Lite-On Semiconductor Corp.	125,693	181,834
Lite-On Technology Corp.	1,168,841	1,589,886
Long Bon International Company, Ltd.	86,000	44,333
Long Chen Paper Company, Ltd.	151,884	212,943
Lotes Company, Ltd.	9,000	60,905
Lucky Cement Corp.	141,000	39,641
Lumax International Corp., Ltd.	18,000	33,770
Macroblock, Inc.	10,000	21,751
Marketech International Corp.	67,000	87,624
Masterlink Securities Corp.	592,128	172,810
MediaTek, Inc.	37,000	363,703
Mega Financial Holding Company, Ltd.	4,141,472	3,339,489
Meiloon Industrial Company, Ltd. (A)	36,520	32,293
Mercuries & Associates Holding, Ltd.	131,916	111,712
Mercuries Life Insurance Company, Ltd. (A)	422,415	229,662
MIN AIK Technology Company, Ltd.	48,000	43,288
Mitac Holdings Corp.	343,109	410,759
Motech Industries, Inc. (A)	172,181	129,532
MPI Corp.	27,000	61,385
Nan Ya Printed Circuit Board Corp. (A)	87,000	76,171
Nang Kuang Pharmaceutical Company, Ltd.	15,000	18,593
Nantex Industry Company, Ltd.	104,253	82,255
Neo Solar Power Corp. (A)	128,000	58,965
Nichidenbo Corp.	52,000	61,917
Nien Hsing Textile Company, Ltd.	90,310	83,778
Nishoku Technology, Inc.	16,000	39,906
Ocean Plastics Company, Ltd. (A)	26,000	25,555
OptoTech Corp.	244,517	175,334
Orient Semiconductor Electronics, Ltd. (A)	278,000	88,264
Oriental Union Chemical Corp. (A)	162,000	172,033

The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Pacific Construction Company	89,289	$32,054
Pan Jit International, Inc.	185,000	185,525
Pan-International Industrial Corp.	190,481	161,467
Paragon Technologies Company, Ltd. (A)	28,904	33,704
Pegatron Corp.	1,071,660	2,582,069
Phihong Technology Company, Ltd. (A)	147,274	69,568
Plastron Precision Company, Ltd.	31,000	20,696
Pou Chen Corp.	572,348	739,751
President Securities Corp. (A)	466,845	224,662
Prime Electronics & Satellitics, Inc. (A)	50,000	14,227
Prince Housing & Development Corp.	521,555	210,854
Prodisc Technology, Inc. (A)(D)	762,000	0
Promate Electronic Company, Ltd.	45,000	42,408
Promise Technology, Inc. (A)	44,000	16,332
Qisda Corp.	847,280	600,308
Qualipoly Chemical Corp.	42,332	49,207
Quanta Storage, Inc.	82,000	86,828
Quintain Steel Company, Ltd. (A)	113,111	38,000
Radiant Opto-Electronics Corp.	228,000	540,080
Radium Life Tech Company, Ltd. (A)	371,335	158,264
Rich Development Company, Ltd.	273,000	91,178
Ritek Corp. (A)	944,353	147,416
Ruentex Development Company, Ltd. (A)	340,938	365,259
Sampo Corp.	224,338	99,459
San Far Property, Ltd. (A)	55,000	23,503
Sanyang Motor Company, Ltd.	150,000	107,768
SCI Pharmtech, Inc.	11,000	21,240
Sesoda Corp.	85,842	85,440
Shan-Loong Transportation Company, Ltd.	34,000	36,758
Sharehope Medicine Company, Ltd.	18,000	22,369
Sheng Yu Steel Company, Ltd.	59,000	56,890
ShenMao Technology, Inc.	27,000	23,866
Shih Her Technologies, Inc.	22,000	30,002
Shih Wei Navigation Company, Ltd. (A)	102,740	31,673
Shihlin Electric & Engineering Corp.	31,000	43,018
Shin Kong Financial Holding Company, Ltd.	3,027,170	1,064,979
Shin Zu Shing Company, Ltd.	81,000	203,922
Shining Building Business Company, Ltd. (A)	51,975	18,654
Shinkong Insurance Company, Ltd.	116,000	111,786
Shinkong Synthetic Fibers Corp.	580,239	195,635
Shuttle, Inc.	112,000	76,171
Sigurd Microelectronics Corp.	213,293	235,753
Silicon Integrated Systems Corp. (A)	195,770	58,733
Simplo Technology Company, Ltd.	86,200	480,845
Sincere Navigation Corp.	157,000	111,429
Sinher Technology, Inc.	21,000	35,391
Sino-American Silicon Products, Inc. (A)	114,000	290,004
Sinon Corp.	195,650	111,005
SinoPac Financial Holdings Company, Ltd.	3,982,952	1,293,710
Sinphar Pharmaceutical Company, Ltd.	42,680	30,996
Sirtec International Company, Ltd.	56,000	75,981
Siward Crystal Technology Company, Ltd.	97,213	68,859
Solar Applied Materials Technology
Company (A)	134,878	95,853
Solartech Energy Corp. (A)	149,624	74,681
Solomon Technology Corp.	47,000	36,348
Southeast Cement Company, Ltd.	66,000	32,681
Spirox Corp.	35,681	30,017
Standard Chemical & Pharmaceutical
Company, Ltd.	20,000	24,105
Stark Technology, Inc.	16,000	19,171
Sunplus Technology Company, Ltd.	230,000	126,298
Sunrex Technology Corp.	43,234	25,106
Sunspring Metal Corp.	49,000	61,117
Supreme Electronics Company, Ltd.	180,997	181,140

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Sweeten Real Estate Development
Company, Ltd.	34,973	$18,742
Syncmold Enterprise Corp.	12,000	25,590
Synnex Technology International Corp.	456,550	620,976
Systex Corp.	91,000	180,939
T3EX Global Holdings Corp.	47,000	36,185
TA Chen Stainless Pipe	323,667	232,043
Ta Ya Electric Wire & Cable (A)	269,436	125,346
TA-I Technology Company, Ltd.	52,772	66,371
Tai Tung Communication Company, Ltd.	37,000	24,020
Taichung Commercial Bank Company, Ltd.	1,179,392	392,628
Taiflex Scientific Company, Ltd.	87,100	174,256
Tainan Enterprises Company, Ltd.	60,250	48,317
Tainan Spinning Company, Ltd.	644,638	294,125
Tainergy Tech Company, Ltd. (A)	40,000	17,343
Taishin Financial Holding Company, Ltd.	3,011,128	1,398,889
Taita Chemical Company, Ltd. (A)	61,000	31,019
Taiwan Business Bank	1,727,352	486,627
Taiwan Cement Corp.	1,693,983	2,072,388
Taiwan Chinsan Electronic Industrial
Company, Ltd.	41,000	93,207
Taiwan Cogeneration Corp.	125,434	112,655
Taiwan Cooperative Financial Holding
Company, Ltd.	2,529,106	1,409,427
Taiwan Fertilizer Company, Ltd.	272,000	350,050
Taiwan Fire & Marine Insurance
Company, Ltd.	28,000	19,223
Taiwan FU Hsing Industrial Company, Ltd.	60,000	75,794
Taiwan Glass Industry Corp. (A)	491,319	367,496
Taiwan Hon Chuan Enterprise Company, Ltd.	135,000	260,590
Taiwan Hopax Chemicals Manufacturing
Company, Ltd.	80,200	56,893
Taiwan Kolin Company, Ltd. (A)(D)	327,000	0
Taiwan Land Development Corp. (A)	312,348	107,498
Taiwan Mask Corp. (A)	73,150	44,195
Taiwan Navigation Company, Ltd. (A)	93,000	51,770
Taiwan PCB Techvest Company, Ltd.	124,000	132,316
Taiwan Pulp & Paper Corp. (A)	167,640	107,417
Taiwan Semiconductor Company, Ltd.	11,000	25,449
Taiwan Shin Kong Security Company, Ltd.	21,000	27,275
Taiwan Styrene Monomer	246,000	187,065
Taiwan Surface Mounting Technology Corp.	128,225	151,221
Taiwan TEA Corp.	175,000	90,650
Taiyen Biotech Company, Ltd.	63,137	59,106
Tatung Company, Ltd. (A)	979,200	629,160
Te Chang Construction Company, Ltd.	12,716	8,474
Teco Electric & Machinery Company, Ltd.	866,000	826,995
Test Rite International Company, Ltd.	86,000	66,145
Tex-Ray Industrial Company, Ltd. (A)	16,800	6,513
The Ambassador Hotel	54,000	42,162
The First Insurance Company, Ltd.	104,475	50,848
Thye Ming Industrial Company, Ltd.	44,000	57,854
Ton Yi Industrial Corp.	373,000	174,793
Tong Yang Industry Company, Ltd.	61,627	118,926
Tong-Tai Machine & Tool Company, Ltd.	104,588	71,471
Topoint Technology Company, Ltd.	70,212	50,650
TPK Holding Company, Ltd. (A)	183,000	510,395
Tripod Technology Corp.	69,000	215,028
TrueLight Corp.	17,000	23,252
TSEC Corp. (A)	51,404	17,659
TSRC Corp.	56,000	70,030
Tung Ho Steel Enterprise Corp.	304,000	263,433
TXC Corp.	149,000	198,587
TYC Brother Industrial Company, Ltd.	91,511	102,068
Tycoons Group Enterprise Company, Ltd. (A)	14,768	3,183

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Tyntek Corp.	157,361	$83,064
UDE Corp.	30,000	50,574
U-Ming Marine Transport Corp. (A)	197,000	240,834
Unimicron Technology Corp.	780,000	425,596
Union Bank of Taiwan	642,834	199,878
Unitech Printed Circuit Board Corp. (A)	260,975	202,014
United Microelectronics Corp.	7,234,794	3,435,409
United Radiant Technology	20,000	12,044
Unity Opto Technology Company, Ltd. (A)	85,000	32,756
Universal Cement Corp.	147,483	113,679
Unizyx Holding Corp.	154,000	78,772
UPC Technology Corp.	416,309	262,226
USI Corp.	408,820	224,862
Ve Wong Corp.	61,993	52,462
Victory New Materials, Ltd. Company	41,400	63,884
Wafer Works Corp. (A)	53,482	76,051
Wah Lee Industrial Corp.	89,000	166,624
Walsin Lihwa Corp.	995,000	586,807
Walsin Technology Corp.	97,735	343,613
Walton Advanced Engineering, Inc.	112,584	60,802
Wan Hai Lines, Ltd.	303,050	195,585
Waterland Financial Holdings Company, Ltd.	987,846	314,926
Weikeng Industrial Company, Ltd.	91,000	58,524
Well Shin Technology Company, Ltd.	30,000	58,089
Winbond Electronics Corp.	1,020,793	800,309
Wintek Corp. (A)(D)	543,000	0
Wisdom Marine Lines Company, Ltd. (A)	146,274	141,982
Wistron Corp.	1,451,655	1,163,360
WPG Holdings, Ltd.	620,000	818,688
WT Microelectronics Company, Ltd.	177,174	268,832
WUS Printed Circuit Company, Ltd. (A)	114,750	72,419
Xxentria Technology Materials Corp.	41,000	89,458
Yang Ming Marine Transport Corp. (A)	245,534	94,571
YC Company, Ltd. (A)	220,342	108,088
YC INOX Company, Ltd.	128,800	115,615
Yeong Guan Energy Technology Group
Company, Ltd.	46,000	98,487
YFY, Inc. (A)	712,202	333,476
Yi Jinn Industrial Company, Ltd.	110,613	52,326
Yieh Phui Enterprise Company, Ltd.	648,620	265,068
Yonyu Plastics Company, Ltd.	18,000	23,317
Youngtek Electronics Corp.	48,000	92,534
Yuanta Financial Holdings Company, Ltd.	3,759,319	1,738,395
Yulon Motor Company, Ltd.	408,000	330,879
Yungshin Construction & Development
Company, Ltd.	50,000	53,187
Zenitron Corp.	114,000	76,806
Zero One Technology Company, Ltd.	44,000	29,579
Zhen Ding Technology Holding, Ltd.	110,000	240,853
Zig Sheng Industrial Company, Ltd.	239,908	102,957
Zinwell Corp.	84,000	89,051
ZongTai Real Estate Development
Company, Ltd.	102,711	65,963
		125,251,221
Thailand - 2.6%
AAPICO Hitech PCL	144,720	153,194
AJ Plast PCL	43,100	15,820
Amata Corp. PCL	93,900	74,835
AP Thailand PCL	681,270	191,157
Asia Aviation PCL, NVDR	700,700	132,084
Bangchak Corp. PCL	277,300	346,398
Bangkok Airways PCL	163,500	85,803
Bangkok Bank PCL	25,300	169,736
Bangkok Bank PCL, NVDR	25,700	159,135
Bangkok Insurance PCL	4,550	49,986

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Thailand (continued)
Bangkok Land PCL	2,838,700	$155,823
Banpu PCL	671,100	401,123
Cal-Comp Electronics Thailand PCL	997,998	91,217
Charoen Pokphand Foods PCL	1,037,500	763,122
Energy Earth PCL (D)	117,600	5,268
G J Steel PCL (A)	1,383,475	16,101
Golden Land Property Development PCL	342,300	85,947
IRPC PCL	1,474,300	318,306
Jasmine International PCL	205,162	44,671
Kang Yong Electric PCL	1,500	21,638
Kasikornbank PCL, NVDR	105,800	751,426
KGI Securities Thailand PCL	266,400	36,281
Khon Kaen Sugar Industry PCL	535,600	76,541
Kiatnakin Bank PCL	38,300	93,008
Krung Thai Bank PCL	1,368,400	804,379
LH Financial Group PCL (B)	2,100,600	108,898
LPN Development PCL	213,500	86,388
MBK PCL	197,500	117,481
MCOT PCL (A)	42,500	15,103
Millcon Steel PCL (A)	313,300	16,898
Padaeng Industry PCL	40,100	27,629
Polyplex Thailand PCL	159,600	64,113
Precious Shipping PCL (A)	276,500	88,643
Property Perfect PCL	1,534,900	40,960
Pruksa Holding PCL	93,100	67,157
PTT Exploration & Production PCL	784,100	2,402,964
PTT Global Chemical PCL	715,300	1,864,327
PTT PCL	478,100	6,442,987
Quality Houses PCL	2,319,800	230,498
Rojana Industrial Park PCL	312,000	67,836
Saha-Union PCL	57,800	77,257
Sansiri PCL	3,092,966	206,443
SC Asset Corp. PCL	1,017,596	121,739
Siam Future Development PCL	190,891	45,668
Siamgas & Petrochemicals PCL	64,000	47,694
Somboon Advance Technology PCL	104,100	69,478
Sri Trang Agro-Industry PCL	47,520	20,486
Srithai Superware PCL	283,000	13,188
Star Petroleum Refining PCL	54,800	28,704
STP & I PCL (B)	39,100	6,529
SVI PCL (B)	164,700	21,205
Tata Steel Thailand PCL (A)	2,324,600	71,865
Thai Airways International PCL (A)	338,900	179,864
Thai Oil PCL	265,000	840,907
Thai Stanley Electric PCL	700	4,773
Thaicom PCL	228,900	87,598
Thanachart Capital PCL	203,900	351,658
The Siam Commercial Bank PCL	169,900	779,836
Thitikorn PCL	59,000	28,370
Thoresen Thai Agencies PCL	221,500	60,722
TICON Industrial Connection PCL	25,000	12,493
TMB Bank PCL	4,675,300	432,909
TPI Polene PCL	2,469,300	154,438
True Corp. PCL (A)	248,400	47,121
Univentures PCL	120,300	33,334
Vinythai PCL	202,400	128,506
		20,557,666
Turkey - 1.4%
Akbank Turk AS	750,882	1,948,689
Akenerji Elektrik Uretim AS (A)(B)	69,144	16,589
Alarko Holding AS	34,554	66,087
Albaraka Turk Katilim Bankasi AS	131,180	53,625
Anadolu Anonim Turk Sigorta Sirketi	73,437	60,129
Anadolu Cam Sanayii AS	78,307	54,320
Bagfas Bandirma Gubre Fabrikalari AS (A)(B)	11,173	30,938

The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Turkey (continued)
Baticim Bati Anadolu Cimento Sanayii
AS (A)(B)	16,440	$42,884
Borusan Mannesmann Boru Sanayi ve
Ticaret AS	21,523	66,683
Dogan Sirketler Grubu Holding AS (A)	783,433	179,954
Eczacibasi Yatirim Holding Ortakligi AS	11,996	34,556
EIS Eczacibasi Ilac ve Sinai ve Finansal
Yatirimlar Sanayi ve Ticaret AS	63,949	74,291
Enka Insaat ve Sanayi AS	17,242	27,433
Global Yatirim Holding AS (A)	27,297	25,977
Goldas Kuyumculuk Sanayi Ithalat ve Bagli
Ortakliklari (A)(D)	54,846	3,039
Ihlas Holding AS (A)(B)	481,506	67,340
Ipek Dogal Enerji Kaynaklari Arastirma ve
Uretim AS (A)	52,948	74,975
Is Finansal Kiralama AS (A)	32,658	12,834
Kardemir Karabuk Demir Celik Sanayi ve
Ticaret AS, Class A (A)	119,952	93,388
Kardemir Karabuk Demir Celik Sanayi ve
Ticaret AS, Class B (A)	35,525	27,448
Kardemir Karabuk Demir Celik Sanayi ve
Ticaret AS, Class D (A)	372,794	315,498
NET Holding AS (A)	40,130	23,389
Pegasus Hava Tasimaciligi AS (A)	6,399	57,053
Pinar Entegre Et ve Un Sanayi AS	7,519	19,205
Selcuk Ecza Deposu Ticaret ve Sanayi AS	62,919	59,752
Trakya Cam Sanayii AS	266,033	324,264
Turcas Petrol AS (B)	56,959	35,739
Turk Hava Yollari AO (A)	332,752	1,377,483
Turkiye Garanti Bankasi AS (B)	661,923	1,870,490
Turkiye Halk Bankasi AS	258,435	734,424
Turkiye Is Bankasi, Class C (B)	874,948	1,606,570
Turkiye Sinai Kalkinma Bankasi AS	589,517	224,041
Turkiye Sise ve Cam Fabrikalari AS	320,251	396,824
Turkiye Vakiflar Bankasi TAO, Class D (B)	405,879	723,948
Uzel Makina Sanayii AS (A)(D)	22,930	0
Yapi ve Kredi Bankasi AS (A)(B)	282,798	323,374
		11,053,233
Ukraine - 0.0%
Kernel Holding SA	15,457	210,770
TOTAL COMMON STOCKS (Cost $665,290,505)		$769,848,183

PREFERRED SECURITIES - 1.7%
Brazil - 1.6%
Banco ABC Brasil SA	47,284	244,810
Banco Bradesco SA	131,100	1,336,797
Banco do Estado do Rio Grande do Sul SA,
B Shares	96,900	434,910
Cia Brasileira de Distribuicao	11,161	265,628
Cia Ferro Ligas da Bahia - FERBASA	30,124	185,864
Gerdau SA	111,334	414,980
Grazziotin SA (A)	2,800	24,147
Marcopolo SA	111,600	134,286
Petroleo Brasileiro SA (A)	1,734,907	8,418,923
Randon SA Implementos e Participacoes	37,900	81,993
Unipar Carbocloro SA	46,610	222,969
Usinas Siderurgicas de Minas Gerais SA, A
Shares (A)	203,000	556,204
		12,321,511
Colombia - 0.1%
Grupo Argos SA	35,410	227,568
Grupo de Inversiones Suramericana SA	33,973	443,952
		671,520

Emerging Markets Value Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Malaysia - 0.0%
SP Setia BHD Group, 5.930% (A)(D)	58,998	$12,829
Panama - 0.0%
Avianca Holdings SA	130,887	129,377
TOTAL PREFERRED SECURITIES (Cost $13,519,588)		$13,135,237

WARRANTS - 0.0%
Medco Energi Internasional Tbk PT
(Expiration Date: 12-14-20; Strike
Price: IDR 625.00) (A)	983,733	19,867
Sunway BHD (Expiration Date: 10-3-24;
Strike Price: MYR 1.86) (A)	69,277	9,757
TOTAL WARRANTS (Cost $0)		$29,624

RIGHTS - 0.0%
Asia Cement Company (Expiration
Date: 2-7-18; Strike Price: KRW
103.00) (A)	83	543
Casetek Holdings, Ltd. (Expiration
Date: 2-8-18; Strike Price: TWD 0.92) (A)	13,317	4,475
Gafisa SA (Expiration Date: 1-15-18; Strike
Price: BRL 15.00) (A)	1,529	1,521
Heung-A Shipping Company, Ltd. (Expiration
Date: 1-19-18; Strike Price: KRW
644.00) (A)	16,893	1,688
TCL Multimedia Technology Holdings, Ltd.
(Expiration Date: 1-15-18; Strike
Price: HKD 3.46) (A)(B)	34,400	1,937
TOTAL RIGHTS (Cost $0)		$10,164

SECURITIES LENDING COLLATERAL - 2.7%
John Hancock Collateral Trust,
1.3985% (E)(F)	2,105,793	21,066,158
TOTAL SECURITIES LENDING COLLATERAL
(Cost $21,067,242)		$21,066,158
Total Investments (Emerging Markets Value Trust)
(Cost $699,877,335) - 103.1%		$804,089,366
Other assets and liabilities, net - (3.1%)		(24,042,774)
TOTAL NET ASSETS - 100.0%		$780,046,592

Currency Abbreviations

BRL	Brazilian Real
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
KRW	Korean Won
MYR	Malaysian Ringgit
TWD	New Taiwan Dollar

Security Abbreviations and Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(E)	The rate shown is the annualized seven-day yield as of 12-31-17.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Equity Income Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 96.4%
Consumer discretionary – 7.6%
Auto components – 0.6%
Adient PLC	149,393	$11,757,229
Automobiles – 0.3%
Ford Motor Company	373,100	4,660,019
Hotels, restaurants and leisure – 1.0%
Las Vegas Sands Corp.	249,400	17,330,806
Leisure products – 0.5%
Mattel, Inc. (A)	581,375	8,941,548
Media – 4.1%
Comcast Corp., Class A	539,233	21,596,282
News Corp., Class A	961,200	15,581,052
The Walt Disney Company	52,100	5,601,271
Twenty-First Century Fox, Inc., Class B	910,400	31,062,848
		73,841,453
Multiline retail – 0.9%
Kohl’s Corp.	258,700	14,029,301
Macy’s, Inc.	109,500	2,758,305
		16,787,606
Specialty retail – 0.2%
L Brands, Inc.	75,400	4,540,588
		137,859,249
Consumer staples – 7.8%
Beverages – 1.2%
Diageo PLC	120,005	4,398,708
PepsiCo, Inc.	152,200	18,251,824
		22,650,532
Food and staples retailing – 1.5%
CVS Health Corp.	81,677	5,921,583
Wal-Mart Stores, Inc.	221,000	21,823,750
		27,745,333
Food products – 2.6%
Archer-Daniels-Midland Company	365,800	14,661,264
Kellogg Company	111,100	7,552,578
Tyson Foods, Inc., Class A	303,100	24,572,317
		46,786,159
Household products – 1.2%
Kimberly-Clark Corp.	172,900	20,862,114
Personal products – 0.4%
Coty, Inc., Class A (A)	383,348	7,624,792
Tobacco – 0.9%
Philip Morris International, Inc.	154,200	16,291,230
		141,960,160
Energy – 9.7%
Oil, gas and consumable fuels – 9.7%
Apache Corp.	364,183	15,375,806
Canadian Natural Resources, Ltd.	50,600	1,807,432
Chevron Corp.	165,100	20,668,869
EQT Corp.	36,470	2,075,872
Exxon Mobil Corp.	574,800	48,076,272
Hess Corp.	379,100	17,995,877
Occidental Petroleum Corp.	296,800	21,862,288
TOTAL SA (A)	631,824	34,876,609
TransCanada Corp.	257,100	12,505,344
		175,244,369
Financials – 26.5%
Banks – 13.0%
Bank of America Corp.	121,593	3,589,425
Citigroup, Inc.	371,900	27,673,079
Fifth Third Bancorp	787,500	23,892,750
JPMorgan Chase & Co.	658,075	70,374,541

Equity Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
KeyCorp	713,900	$14,399,363
The PNC Financial Services Group, Inc.	122,000	17,603,380
U.S. Bancorp	485,400	26,007,732
Wells Fargo & Company	860,400	52,200,468
		235,740,738
Capital markets – 6.6%
Ameriprise Financial, Inc.	98,000	16,608,060
Franklin Resources, Inc.	114,700	4,969,951
Morgan Stanley	757,300	39,735,531
Northern Trust Corp.	125,300	12,516,217
State Street Corp.	318,700	31,108,307
The Bank of New York Mellon Corp.	279,224	15,039,005
		119,977,071
Insurance – 6.9%
American International Group, Inc.	360,400	21,472,632
Brighthouse Financial, Inc. (B)	230,654	13,525,551
Chubb, Ltd.	128,751	18,814,384
Loews Corp.	519,700	26,000,591
Marsh & McLennan Companies, Inc.	116,100	9,449,379
MetLife, Inc.	433,800	21,932,928
Willis Towers Watson PLC	41,489	6,251,977
XL Group, Ltd.	220,100	7,738,716
		125,186,158
		480,903,967
Health care – 10.9%
Biotechnology – 1.1%
Gilead Sciences, Inc.	275,900	19,765,476
Health care equipment and supplies – 1.9%
Becton, Dickinson and Company	64,900	13,892,494
Medtronic PLC	258,399	20,865,719
		34,758,213
Health care providers and services – 1.8%
Anthem, Inc.	145,874	32,823,109
Pharmaceuticals – 6.1%
Bristol-Myers Squibb Company	247,425	15,162,204
GlaxoSmithKline PLC	611,495	10,829,088
GlaxoSmithKline PLC, ADR	199,000	7,058,530
Johnson & Johnson	250,500	34,999,860
Merck & Company, Inc.	312,450	17,581,562
Pfizer, Inc.	686,435	24,862,676
		110,493,920
		197,840,718
Industrials – 8.7%
Aerospace and defense – 1.8%
The Boeing Company	98,200	28,960,162
United Technologies Corp.	22,500	2,870,325
		31,830,487
Air freight and logistics – 1.2%
United Parcel Service, Inc., Class B	186,700	22,245,305
Airlines – 0.9%
Delta Air Lines, Inc.	140,900	7,890,400
Southwest Airlines Company	117,200	7,670,740
		15,561,140
Building products – 1.5%
Johnson Controls International PLC	725,832	27,661,458
Commercial services and supplies – 0.2%
Stericycle, Inc. (B)	62,707	4,263,449
Electrical equipment – 0.9%
Emerson Electric Company	245,500	17,108,895

The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Equity Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Industrial conglomerates – 0.5%
General Electric Company	491,600	$8,578,420
Machinery – 1.7%
Flowserve Corp.	214,637	9,042,657
Illinois Tool Works, Inc.	66,500	11,095,525
Pentair PLC	141,300	9,978,606
		30,116,788
		157,365,942
Information technology – 10.0%
Communications equipment – 3.1%
Cisco Systems, Inc.	685,200	26,243,160
Harris Corp.	215,224	30,486,480
		56,729,640
Electronic equipment, instruments and components – 0.4%
TE Connectivity, Ltd.	81,199	7,717,244
Semiconductors and semiconductor equipment – 3.5%
Analog Devices, Inc.	54,200	4,825,426
Applied Materials, Inc.	277,000	14,160,240
QUALCOMM, Inc.	515,000	32,970,300
Texas Instruments, Inc.	111,200	11,613,728
		63,569,694
Software – 2.3%
CA, Inc.	100,500	3,344,640
Microsoft Corp.	447,625	38,289,843
		41,634,483
Technology hardware, storage and peripherals – 0.7%
Apple, Inc.	18,600	3,147,678
Hewlett Packard Enterprise Company	299,200	4,296,512
Western Digital Corp.	59,400	4,724,082
		12,168,272
		181,819,333
Materials – 5.5%
Chemicals – 3.2%
Akzo Nobel NV	40,668	3,568,418
CF Industries Holdings, Inc.	470,500	20,015,070
DowDuPont, Inc.	480,898	34,249,556
		57,833,044
Construction materials – 0.7%
Vulcan Materials Company	102,400	13,145,088
Containers and packaging – 1.0%
International Paper Company	299,100	17,329,854
Metals and mining – 0.6%
Nucor Corp.	183,200	11,647,856
		99,955,842
Real estate – 2.1%
Equity real estate investment trusts – 2.1%
Equity Residential	162,600	10,369,002
Rayonier, Inc.	476,611	15,075,206
Weyerhaeuser Company	333,300	11,752,158
		37,196,366
Telecommunication services – 3.0%
Diversified telecommunication services – 2.8%
CenturyLink, Inc.	295,717	4,932,560
Telefonica SA	963,963	9,386,820
Verizon Communications, Inc.	700,085	37,055,499
		51,374,879
Wireless telecommunication services – 0.2%
Vodafone Group PLC	782,786	2,474,381
		53,849,260

Equity Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Utilities – 4.6%
Electric utilities – 3.5%
Edison International	212,537	$13,440,840
Exelon Corp.	174,318	6,869,872
PG&E Corp.	224,831	10,079,174
The Southern Company	608,848	29,279,500
Westar Energy, Inc.	91,900	4,852,320
		64,521,706
Multi-utilities – 1.1%
NiSource, Inc.	705,700	18,115,319
Sempra Energy	13,252	1,416,904
		19,532,223
		84,053,929
TOTAL COMMON STOCKS (Cost $1,313,356,840)		$1,748,049,135

PREFERRED SECURITIES – 1.6%
Health care – 0.7%
Health care equipment and supplies – 0.7%
Becton, Dickinson and Company, 6.125%	227,357	13,163,970
Utilities – 0.9%
Electric utilities – 0.7%
NextEra Energy, Inc., 6.123%	238,995	13,431,519
Multi-utilities – 0.2%
DTE Energy Company, 6.500%	57,184	3,085,649
		16,517,168
TOTAL PREFERRED SECURITIES (Cost $25,903,240)		$29,681,138

CORPORATE BONDS - 0.5%
Consumer discretionary - 0.3%
Mattel, Inc.
6.750%, 12/31/2025 (C)	$5,420,000	5,492,899
Information technology - 0.2%
Western Digital Corp.
10.500%, 04/01/2024	2,500,000	2,896,875
TOTAL CORPORATE BONDS (Cost $7,909,394)		$8,389,774

SECURITIES LENDING COLLATERAL – 2.3%
John Hancock Collateral Trust,
1.3985% (D)(E)	4,163,446	41,649,860
TOTAL SECURITIES LENDING COLLATERAL
(Cost $41,650,759)		$41,649,860

SHORT-TERM INVESTMENTS – 1.4%
Money market funds – 1.4%
State Street Institutional U.S. Government Money
Market Fund, Premier Class, 1.2075% (D)	2,783,726	2,783,726
T. Rowe Price Government Money Fund,
1.2496% (D)	22,335,730	22,335,730
		25,119,456
TOTAL SHORT-TERM INVESTMENTS (Cost $25,119,456)		$25,119,456
Total Investments (Equity Income Trust)
(Cost $1,413,939,689) – 102.2%		$1,852,889,363
Other assets and liabilities, net – (2.2%)		(39,339,873)
TOTAL NET ASSETS – 100.0%		$1,813,549,490

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	A portion of this security is on loan as of 12-31-17.
(B)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Equity Income Trust (continued)

(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 12-31-17.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Financial Industries Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 96.9%
Financials – 91.6%
Banks – 55.5%
1st Source Corp.	27,694	$1,369,468
Access National Corp.	19,134	532,691
American Business Bank (A)	24,286	956,868
Ameris Bancorp	58,011	2,796,130
Bank of America Corp.	234,168	6,912,639
Bank of Ireland Group PLC (A)	1	9
Bank of Marin Bancorp	14,242	968,456
Bankinter SA	428,925	4,057,502
BNP Paribas SA	74,833	5,566,720
Cambridge Bancorp	1,641	132,051
Chemical Financial Corp.	44,377	2,372,838
Citigroup, Inc.	57,627	4,288,025
Citizens Financial Group, Inc.	158,826	6,667,515
Comerica, Inc.	71,903	6,241,899
County Bancorp, Inc.	19,657	584,992
Danske Bank A/S	149,753	5,828,684
DNB ASA	235,943	4,367,636
Equity Bancshares, Inc., Class A (A)	21,559	763,404
Evans Bancorp, Inc.	19,687	824,885
First Business Financial Services, Inc.	33,390	738,587
First Hawaiian, Inc.	65,447	1,909,743
First Merchants Corp.	54,863	2,307,538
Flushing Financial Corp.	58,726	1,614,965
Glacier Bancorp, Inc.	61,763	2,432,845
Great Southern Bancorp, Inc.	7,234	373,636
Great Western Bancorp, Inc.	47,247	1,880,431
Heritage Commerce Corp.	68,621	1,051,274
Heritage Financial Corp.	29,775	917,070
Independent Bank Corp. (MI)	43,015	961,385
JPMorgan Chase & Co.	51,138	5,468,698
KeyCorp	281,026	5,668,294
M&T Bank Corp.	17,391	2,973,687
MB Financial, Inc.	51,894	2,310,321
Nicolet Bankshares, Inc. (A)	7,387	404,364
Nordea Bank AB	329,228	3,986,281
Pinnacle Financial Partners, Inc.	12,631	837,435
Regions Financial Corp.	294,680	5,092,070
Sandy Spring Bancorp, Inc.	5,903	230,335
Southern First Bancshares, Inc. (A)	11,965	493,556
SunTrust Banks, Inc.	92,869	5,998,409
SVB Financial Group (A)	24,624	5,756,352
The First Bancshares, Inc.	13,672	467,582
The First of Long Island Corp.	16	456
The PNC Financial Services Group, Inc.	28,867	4,165,219
TriCo Bancshares	57,575	2,179,790
U.S. Bancorp	116,817	6,259,055
Unicaja Banco SA (A)(B)	895,571	1,410,008
Union Bankshares Corp.	56,481	2,042,918
Zions Bancorporation	122,849	6,244,415
		131,409,131
Capital markets – 10.2%
Altamir	110,575	2,022,888
Close Brothers Group PLC	105,314	2,057,633

Financial Industries Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Intermediate Capital Group PLC	191,252	$2,953,097
Invesco, Ltd.	132,396	4,837,750
KKR & Company LP (C)	166,090	3,497,855
Schroders PLC	36,548	1,730,045
St. James’s Place PLC	139,194	2,299,504
The Bank of New York Mellon Corp.	22,023	1,186,159
The Blackstone Group LP (C)	100,786	3,227,168
Vontobel Holding AG	6,845	431,497
		24,243,596
Consumer finance – 4.9%
Capital One Financial Corp.	60,667	6,041,220
Discover Financial Services	73,392	5,645,313
		11,686,533
Diversified financial services – 3.5%
Berkshire Hathaway, Inc., Class B (A)	28,310	5,611,608
Cerved Information Solutions SpA	131,181	1,667,372
Eurazeo SA	9,586	885,590
		8,164,570
Insurance – 16.4%
Aon PLC	34,910	4,677,940
Assured Guaranty, Ltd.	107,114	3,627,951
Athene Holding, Ltd., Class A (A)	4,968	256,895
Chubb, Ltd.	39,836	5,821,235
CNO Financial Group, Inc.	155,881	3,848,702
Gjensidige Forsikring ASA	58,431	1,102,141
James River Group Holdings, Ltd.	67,305	2,692,873
Kinsale Capital Group, Inc.	57,695	2,596,275
Lincoln National Corp.	90,463	6,953,891
Marsh & McLennan Companies, Inc.	42,274	3,440,681
The Hartford Financial Services Group, Inc.	36,460	2,051,969
Willis Towers Watson PLC	10,988	1,655,784
		38,726,337
Thrifts and mortgage finance – 1.1%
Provident Financial Services, Inc.	56,517	1,524,263
United Community Financial Corp.	117,142	1,069,506
United Financial Bancorp, Inc.	3,584	63,222
		2,656,991
		216,887,158
Information technology – 0.3%
IT services – 0.3%
EVERTEC, Inc.	44,570	608,381
Real estate – 5.0%
Equity real estate investment trusts – 4.5%
GLP J-REIT	431	465,887
Green REIT PLC	330,120	616,765
Hibernia REIT PLC	1,022,727	1,864,443
Irish Residential Properties REIT PLC	627,860	1,131,516
Nippon Prologis REIT, Inc.	667	1,409,347
Park Hotels & Resorts, Inc.	4,965	142,744
Prologis, Inc.	52,582	3,392,065
Rexford Industrial Realty, Inc.	28,788	839,458
Washington Prime Group, Inc.	126,040	897,405
		10,759,630
Real estate management and development – 0.5%
VGP NV (A)	15,415	1,147,093
		11,906,723
TOTAL COMMON STOCKS (Cost $185,898,700)		$229,402,262

The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Financial Industries Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES – 0.2%
Financials – 0.2%
Banks – 0.2%
OFG Bancorp, Series C, 8.750%	489	$436,799
TOTAL PREFERRED SECURITIES (Cost $483,267)		$436,799

CORPORATE BONDS - 0.2%
Financials - 0.2%
Popular, Inc.
7.000%, 07/01/2019	$466,000	484,640
TOTAL CORPORATE BONDS (Cost $461,636)		$484,640

SECURITIES LENDING COLLATERAL – 0.1%
John Hancock Collateral Trust,
1.3985% (D)(E)	10,423	104,265
TOTAL SECURITIES LENDING COLLATERAL
(Cost $104,264)		$104,265

SHORT-TERM INVESTMENTS – 2.9%
U.S. Government Agency – 2.3%
Federal Agricultural Mortgage Corp. Discount
Note
1.050% 01/02/2018 *	$723,000	722,979
Federal Home Loan Bank Discount Note
0.800% 01/02/2018 *	1,447,000	1,446,968
1.000% 01/02/2018 *	482,000	481,987
1.050% 01/02/2018 *	2,838,000	2,837,917
		5,489,851
Repurchase agreement – 0.6%
Repurchase Agreement with State Street Corp.
dated 12-29-17 at 0.540% to be repurchased
at $1,372,082 on 1-2-18, collateralized by
$1,400,000 U.S. Treasury Notes, 1.750%
due 10-31-18 (valued at $1,403,951,
including interest)	1,372,000	1,372,000
TOTAL SHORT-TERM INVESTMENTS (Cost $6,861,851)		$6,861,851
Total Investments (Financial Industries Trust)
(Cost $193,809,718) – 100.3%		$237,289,817
Other assets and liabilities, net – (0.3%)		(638,978)
TOTAL NET ASSETS – 100.0%		$236,650,839

Security Abbreviations and Legend

(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	A portion of this security is on loan as of 12-31-17.
(D)	The rate shown is the annualized seven-day yield as of 12-31-17.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

Fundamental All Cap Core Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 98.9%
Consumer discretionary – 24.9%
Household durables – 7.0%
Lennar Corp., A Shares	750,884	$47,485,904
Lennar Corp., B Shares	15,152	783,055

Fundamental All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
NVR, Inc. (A)	5,463	$19,165,406
Tempur Sealy International, Inc. (A)	1,048,618	65,737,862
		133,172,227
Internet and direct marketing retail – 6.9%
Amazon.com, Inc. (A)	111,214	130,061,437
Leisure products – 5.8%
Polaris Industries, Inc.	878,178	108,885,290
Media – 2.8%
Liberty Media Corp.-Liberty Formula One,
Series C (A)	1,544,088	52,746,046
Specialty retail – 2.4%
CarMax, Inc. (A)	268,493	17,218,456
Group 1 Automotive, Inc.	399,140	28,326,966
		45,545,422
		470,410,422
Consumer staples – 2.0%
Beverages – 2.0%
Anheuser-Busch InBev SA, ADR	165,334	18,444,661
Diageo PLC, ADR	135,689	19,814,665
		38,259,326
Energy – 5.8%
Energy equipment and services – 2.7%
National Oilwell Varco, Inc.	753,892	27,155,190
Schlumberger, Ltd.	343,811	23,169,423
		50,324,613
Oil, gas and consumable fuels – 3.1%
Cheniere Energy, Inc. (A)	607,929	32,730,897
Kinder Morgan, Inc.	252,391	4,560,705
Suncor Energy, Inc.	571,954	21,002,151
		58,293,753
		108,618,366
Financials – 26.1%
Banks – 9.6%
Bank of America Corp.	3,192,226	94,234,512
Citigroup, Inc.	1,173,291	87,304,583
		181,539,095
Capital markets – 14.7%
Affiliated Managers Group, Inc.	450,452	92,455,273
FactSet Research Systems, Inc.	49,976	9,633,374
Greenhill & Company, Inc.	1,073,308	20,929,506
Morgan Stanley	1,308,070	68,634,433
The Goldman Sachs Group, Inc.	333,388	84,933,927
		276,586,513
Consumer finance – 1.8%
American Express Company	229,004	22,742,387
Synchrony Financial	284,047	10,967,055
		33,709,442
		491,835,050
Health care – 4.2%
Biotechnology – 2.7%
Amgen, Inc.	298,278	51,870,544
Pharmaceuticals – 1.5%
Allergan PLC	167,533	27,405,048
		79,275,592
Industrials – 11.1%
Electrical equipment – 2.0%
Regal Beloit Corp.	201,544	15,438,270

The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Fundamental All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
Sensata Technologies Holding NV (A)	431,238	$22,040,574
		37,478,844
Industrial conglomerates – 5.3%
General Electric Company	5,732,425	100,030,819
Machinery – 0.8%
The Manitowoc Company, Inc. (A)	147,422	5,799,581
Welbilt, Inc. (A)	421,418	9,907,537
		15,707,118
Professional services – 2.4%
IHS Markit, Ltd. (A)	993,426	44,853,184
Trading companies and distributors – 0.6%
United Rentals, Inc. (A)	39,599	6,807,464
WESCO International, Inc. (A)	71,006	4,839,059
		11,646,523
		209,716,488
Information technology – 21.5%
Internet software and services – 12.3%
Alphabet, Inc., Class A (A)	73,246	77,157,336
Cargurus, Inc. (A)	1,744,615	52,303,558
Facebook, Inc., Class A (A)	257,914	45,511,504
Twitter, Inc. (A)	2,418,998	58,080,142
		233,052,540
Software – 2.3%
Workday, Inc., Class A (A)	432,953	44,048,638
Technology hardware, storage and peripherals – 6.9%
Apple, Inc.	763,410	129,191,874
		406,293,052
Materials – 1.5%
Paper and forest products – 1.5%
Louisiana-Pacific Corp. (A)	1,077,763	28,302,056
Real estate – 1.8%
Equity real estate investment trusts – 1.8%
American Tower Corp.	243,534	34,744,996
TOTAL COMMON STOCKS (Cost $1,400,576,965)		$1,867,455,348

SHORT-TERM INVESTMENTS – 1.1%
U.S. Government Agency – 0.8%
Federal Agricultural Mortgage Corp. Discount
Note
1.050% 01/02/2018 *	$2,134,000	2,133,938
Federal Home Loan Bank Discount Note
0.800% 01/02/2018 *	4,268,000	4,267,905
1.000% 01/02/2018 *	1,423,000	1,422,960
1.050% 01/02/2018 *	8,370,000	8,369,756
		16,194,559
Repurchase agreement – 0.3%
Barclays Tri-Party Repurchase Agreement
dated 12-29-17 at 1.350% to be repurchased
at $880,132 on 1-2-18, collateralized by
$200 U.S. Treasury Bonds, 2.500% due
5-15-46 (valued at $190, including interest),
$700 U.S. Treasury Inflation Indexed
Bonds, 2.375% due 1-15-27 (valued at
$1,008, including interest), and $827,300
U.S. Treasury Inflation Indexed Notes,
0.125% due 1-15-22 (valued at $896,622,
including interest)	880,000	880,000

Fundamental All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value
Short-term investments (continued)
Repurchase agreement (continued)
Repurchase Agreement with State Street Corp.
dated 12-29-17 at 0.540% to be repurchased
at $4,049,243 on 1-2-18, collateralized by
$4,110,000 U.S. Treasury Notes, 2.250%
due 1-31-24 (valued at $4,132,560,
including interest)	$4,049,000	$4,049,000
		4,929,000
TOTAL SHORT-TERM INVESTMENTS (Cost $21,123,559)		$21,123,559
Total Investments (Fundamental All Cap Core Trust)
(Cost $1,421,700,524) – 100.0%		$1,888,578,907
Other assets and liabilities, net – 0.0%		41,894
TOTAL NET ASSETS – 100.0%		$1,888,620,801

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

Fundamental Large Cap Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 99.6%
Consumer discretionary – 8.5%
Household durables – 4.0%
Lennar Corp., A Shares	295,109	$18,662,693
Lennar Corp., B Shares	6,192	320,003
Tempur Sealy International, Inc. (A)	223,772	14,028,267
		33,010,963
Media – 2.2%
Twenty-First Century Fox, Inc., Class A	531,077	18,338,089
Specialty retail – 2.3%
AutoZone, Inc. (A)	13,298	9,459,798
Group 1 Automotive, Inc.	130,098	9,233,055
		18,692,853
		70,041,905
Consumer staples – 5.0%
Beverages – 1.3%
Heineken Holding NV	105,475	10,428,330
Food products – 1.1%
Danone SA	113,818	9,536,902
Tobacco – 2.6%
Imperial Brands PLC	198,012	8,446,130
Philip Morris International, Inc.	121,359	12,821,578
		21,267,708
		41,232,940
Energy – 9.2%
Energy equipment and services – 2.4%
National Oilwell Varco, Inc.	541,206	19,494,240
Oil, gas and consumable fuels – 6.8%
Chevron Corp.	142,673	17,861,233
Exxon Mobil Corp.	306,436	25,630,307
Suncor Energy, Inc.	347,528	12,761,228
		56,252,768
		75,747,008

The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Fundamental Large Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Financials – 37.4%
Banks – 17.1%
Bank of America Corp.	1,491,607	$44,032,238
CIT Group, Inc.	308,399	15,182,483
Citigroup, Inc.	548,681	40,827,353
JPMorgan Chase & Co.	377,496	40,369,422
		140,411,496
Capital markets – 12.4%
Affiliated Managers Group, Inc.	102,705	21,080,201
Invesco, Ltd.	258,167	9,433,422
Morgan Stanley	623,863	32,734,092
The Goldman Sachs Group, Inc.	151,008	38,470,798
		101,718,513
Consumer finance – 5.1%
American Express Company	235,329	23,370,523
Synchrony Financial	494,435	19,090,135
		42,460,658
Insurance – 2.8%
American International Group, Inc.	173,576	10,341,658
Prudential Financial, Inc.	108,305	12,452,909
		22,794,567
		307,385,234
Health care – 10.8%
Biotechnology – 3.9%
Amgen, Inc.	36,878	6,413,084
Gilead Sciences, Inc.	134,472	9,633,574
Shire PLC, ADR	100,966	15,661,846
		31,708,504
Health care equipment and supplies – 2.8%
Danaher Corp.	91,113	8,457,109
Medtronic PLC	186,013	15,020,550
		23,477,659
Health care providers and services – 0.7%
Patterson Companies, Inc.	170,694	6,167,174
Pharmaceuticals – 3.4%
Allergan PLC	67,213	10,994,703
Merck & Company, Inc.	192,458	10,829,612
Novartis AG, ADR	68,972	5,790,889
		27,615,204
		88,968,541
Industrials – 14.0%
Aerospace and defense – 3.7%
L3 Technologies, Inc.	45,075	8,918,089
United Technologies Corp.	164,969	21,045,095
		29,963,184
Industrial conglomerates – 5.3%
General Electric Company	2,507,653	43,758,545
Professional services – 0.7%
Nielsen Holdings PLC	152,828	5,562,940
Road and rail – 2.9%
Union Pacific Corp.	177,217	23,764,800
Trading companies and distributors – 1.4%
United Rentals, Inc. (A)	66,579	11,445,596
		114,495,065
Information technology – 12.6%
Communications equipment – 1.1%
Cisco Systems, Inc.	231,360	8,861,088
Internet software and services – 2.5%
eBay, Inc. (A)	550,760	20,785,682

Fundamental Large Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software – 4.0%
Microsoft Corp.	236,866	$20,261,518
Oracle Corp.	275,139	13,008,572
		33,270,090
Technology hardware, storage and peripherals – 5.0%
Apple, Inc.	240,879	40,763,953
		103,680,813
Materials – 2.1%
Chemicals – 2.1%
LyondellBasell Industries NV, Class A	156,907	17,309,980
TOTAL COMMON STOCKS (Cost $672,996,670)		$818,861,486

SHORT-TERM INVESTMENTS – 0.8%
U.S. Government Agency – 0.6%
Federal Agricultural Mortgage Corp. Discount
Note
1.050% 01/02/2018 *	$647,000	646,981
Federal Home Loan Bank Discount Note
0.800% 01/02/2018 *	1,293,000	1,292,971
1.000% 01/02/2018 *	431,000	430,988
1.050% 01/02/2018 *	2,537,000	2,536,926
		4,907,866
Repurchase agreement – 0.2%
Barclays Tri-Party Repurchase Agreement
dated 12-29-17 at 1.350% to be repurchased
at $267,040 on 1-2-18, collateralized by
$286,300 U.S. Treasury Bonds, 2.500% due
5-15-46 (valued at $272,408, including
interest)	267,000	267,000
Repurchase Agreement with State Street Corp.
dated 12-29-17 at 0.540% to be repurchased
at $1,227,074 on 1-2-18, collateralized by
$1,245,000 U.S. Treasury Notes, 2.250%
due 1-31-24 (valued at $1,251,834,
including interest)	1,227,000	1,227,000
		1,494,000
TOTAL SHORT-TERM INVESTMENTS (Cost $6,401,866)		$6,401,866
Total Investments (Fundamental Large Cap Value Trust)
(Cost $679,398,536) – 100.4%		$825,263,352
Other assets and liabilities, net – (0.4%)		(2,993,243)
TOTAL NET ASSETS – 100.0%		$822,270,109

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

Global Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 97.2%
Canada - 2.6%
Barrick Gold Corp.	143,660	$2,078,760
Husky Energy, Inc. (A)	120,630	1,703,407
Wheaton Precious Metals Corp.	115,029	2,543,083
		6,325,250
China - 3.7%
Baidu, Inc., ADR (A)	16,160	3,784,834
China Life Insurance Company, Ltd., H Shares	979,710	3,055,239

The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
China (continued)
China Telecom Corp., Ltd., ADR	42,120	$1,999,436
China Telecom Corp., Ltd., H Shares	356,900	169,281
		9,008,790
France - 5.2%
AXA SA	117,855	3,492,415
BNP Paribas SA	43,238	3,216,406
Credit Agricole SA	104,968	1,733,231
Sanofi	24,574	2,115,618
Veolia Environnement SA	80,120	2,042,988
		12,600,658
Germany - 3.5%
Innogy SE (B)	82,020	3,209,984
Merck KGaA	20,692	2,221,007
Siemens AG	21,949	3,038,999
		8,469,990
Hong Kong - 1.4%
China Mobile, Ltd.	104,750	1,059,237
Kunlun Energy Company, Ltd.	1,828,350	1,900,275
Value Partners Group, Ltd.	468,000	496,070
		3,455,582
India - 0.9%
Hero MotoCorp, Ltd.	36,590	2,179,794
Ireland - 2.0%
Bank of Ireland Group PLC (A)	54,400	463,531
Medtronic PLC	18,300	1,477,725
Perrigo Company PLC	32,350	2,819,626
		4,760,882
Israel - 1.9%
Teva Pharmaceutical Industries, Ltd., ADR (C)	237,610	4,502,710
Italy - 1.5%
Eni SpA	224,262	3,711,065
Japan - 4.6%
Nissan Motor Company, Ltd.	169,300	1,685,566
Panasonic Corp.	228,570	3,335,732
Ryohin Keikaku Company, Ltd.	3,180	989,899
SoftBank Group Corp.	41,360	3,274,495
Sumitomo Metal Mining Company, Ltd.	23,150	1,059,119
Suntory Beverage & Food, Ltd.	13,600	604,790
		10,949,601
Luxembourg - 1.4%
SES SA (C)	222,600	3,470,680
Netherlands - 5.8%
Aegon NV	484,876	3,080,878
Akzo Nobel NV	33,082	2,902,777
ING Groep NV	65,216	1,197,149
QIAGEN NV (A)	34,421	1,073,606
Royal Dutch Shell PLC, B Shares	169,585	5,710,599
		13,965,009
Portugal - 1.0%
Galp Energia SGPS SA	127,056	2,334,362
Russia - 0.8%
MMC Norilsk Nickel PJSC, ADR	99,729	1,885,875
Singapore - 2.1%
DBS Group Holdings, Ltd.	77,250	1,428,838
Singapore Telecommunications, Ltd.	1,315,750	3,507,956
		4,936,794
South Korea - 5.1%
Hyundai Motor Company	10,540	1,533,956
KB Financial Group, Inc., ADR	79,678	4,661,960

Global Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Samsung Electronics Company, Ltd.	2,500	$5,939,778
		12,135,694
Spain - 0.7%
Telefonica SA	167,644	1,632,471
Sweden - 1.9%
Arjo AB, B Shares (A)(C)	138,964	396,575
Getinge AB, B Shares	138,964	2,015,079
Telefonaktiebolaget LM Ericsson, B Shares	325,867	2,150,634
		4,562,288
Switzerland - 2.8%
Roche Holding AG	12,842	3,247,169
UBS Group AG (A)	183,290	3,367,543
		6,614,712
Taiwan - 0.4%
Catcher Technology Company, Ltd.	78,520	860,399
Thailand - 1.2%
Bangkok Bank PCL	311,130	2,087,351
Bangkok Bank PCL, NVDR	126,340	782,303
		2,869,654
United Kingdom - 10.9%
BAE Systems PLC	457,904	3,537,908
Barclays PLC	460,090	1,259,434
BP PLC	552,738	3,877,607
HSBC Holdings PLC	359,799	3,699,208
Kingfisher PLC	867,666	3,961,782
Man Group PLC	393,365	1,094,594
Sky PLC (A)	150,149	2,049,121
Standard Chartered PLC (A)	414,528	4,353,192
Vodafone Group PLC	781,825	2,471,340
		26,304,186
United States - 35.8%
Advance Auto Parts, Inc.	19,000	1,894,110
Allergan PLC	18,898	3,091,335
Ally Financial, Inc.	26,390	769,532
Alphabet, Inc., Class A (A)	3,130	3,297,142
American International Group, Inc.	38,030	2,265,827
AmerisourceBergen Corp.	29,390	2,698,590
Amgen, Inc.	25,580	4,448,362
Apache Corp.	57,340	2,420,895
Apple, Inc.	19,210	3,250,908
Capital One Financial Corp.	31,060	3,092,955
Cardinal Health, Inc.	35,590	2,180,599
Celgene Corp. (A)	10,090	1,052,992
Cisco Systems, Inc.	55,790	2,136,757
Citigroup, Inc.	71,170	5,295,760
Comcast Corp., Class A	76,850	3,077,843
CommScope Holding Company, Inc. (A)	14,596	552,167
ConocoPhillips	59,440	3,262,662
Coty, Inc., Class A (C)	146,730	2,918,460
DXC Technology Company	15,511	1,471,994
Eli Lilly & Company	30,870	2,607,280
Gilead Sciences, Inc.	46,960	3,364,214
Halliburton Company	26,430	1,291,634
Helmerich & Payne, Inc. (C)	35,570	2,299,245
JPMorgan Chase & Co.	26,710	2,856,367
Microsoft Corp.	40,830	3,492,598
Navistar International Corp. (A)(C)	80,560	3,454,413
NetScout Systems, Inc. (A)	1,000	30,450
Nutanix, Inc., Class A (A)(C)	26,570	937,390
Oracle Corp.	106,070	5,014,990
Twenty-First Century Fox, Inc., Class A	138,220	4,772,737
United Parcel Service, Inc., Class B	21,540	2,566,491
Voya Financial, Inc.	26,846	1,328,072

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
United States (continued)
Walgreens Boots Alliance, Inc.	38,890	$2,824,192
		86,018,963
TOTAL COMMON STOCKS (Cost $200,542,394)		$233,555,409

CORPORATE BONDS - 0.5%
United States - 0.5%
Chesapeake Energy Corp.
8.000%, 12/15/2022 (B)	$1,007,000	1,086,301
TOTAL CORPORATE BONDS (Cost $987,041)		$1,086,301

SECURITIES LENDING COLLATERAL - 4.2%
John Hancock Collateral Trust,
1.3985% (D)(E)	1,004,432	10,048,267
TOTAL SECURITIES LENDING COLLATERAL
(Cost $10,048,394)		$10,048,267

SHORT-TERM INVESTMENTS - 1.7%
U.S. Government Agency - 1.7%
Federal Home Loan Bank Discount Note
1.050%, 01/02/2018 *	4,200,000	4,200,000
TOTAL SHORT-TERM INVESTMENTS (Cost $4,199,878)		$4,200,000
Total Investments (Global Trust)
(Cost $215,777,707) - 103.6%		$248,889,977
Other assets and liabilities, net - (3.6%)		(8,683,685)
TOTAL NET ASSETS - 100.0%		$240,206,292

Security Abbreviations and Legend

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)

These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(C)	A portion of this security is on loan as of 12-31-17.
(D)	The rate shown is the annualized seven-day yield as of 12-31-17.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

Health Sciences Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 98.8%
Consumer discretionary – 0.0%
Specialty retail – 0.0%
Jand, Inc., Class A (A)(B)(C)	14,867	$144,953
Consumer staples – 0.8%
Food and staples retailing – 0.8%
CVS Health Corp.	20,000	1,450,000
Raia Drogasil SA	29,578	818,249
		2,268,249
Health care – 98.0%
Biotechnology – 38.9%
AbbVie, Inc.	56,178	5,432,974
Abeona Therapeutics, Inc. (C)	8,650	137,103
Ablynx NV, ADR (C)	12,702	317,423
Acceleron Pharma, Inc. (C)	20,900	886,996

Health Sciences Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Acerta Pharma BV, Class B (A)(B)(C)	4,276,305	$361,348
Achaogen, Inc. (C)	18,888	202,857
Agios Pharmaceuticals, Inc. (C)	16,070	918,722
Aimmune Therapeutics, Inc. (C)	26,711	1,010,210
Alder Biopharmaceuticals, Inc. (C)	19,700	225,565
Alexion Pharmaceuticals, Inc. (C)	51,054	6,105,548
Alkermes PLC (C)	22,972	1,257,258
Alnylam Pharmaceuticals, Inc. (C)	39,585	5,029,274
Amarin Corp. PLC, ADR (C)	38,700	155,187
Amgen, Inc.	16,600	2,886,740
Amicus Therapeutics, Inc. (C)	101,917	1,466,586
AnaptysBio, Inc. (C)	2,200	221,584
Aquinox Pharmaceuticals, Inc. (C)	36,300	426,888
Argenx SE, ADR (C)	6,549	413,504
Array BioPharma, Inc. (C)	36,654	469,171
Ascendis Pharma A/S, ADR (C)	9,000	360,540
Audentes Therapeutics, Inc. (C)	21,821	681,906
Avexis, Inc. (C)	4,972	550,251
Axovant Sciences, Ltd. (C)	27,567	145,278
BeiGene, Ltd., ADR (C)	10,336	1,010,034
Biogen, Inc. (C)	18,555	5,911,066
Biohaven Pharmaceutical Holding
Company, Ltd. (C)	3,320	89,574
BioMarin Pharmaceutical, Inc. (C)	34,413	3,068,607
Bioverativ, Inc. (C)	33,162	1,788,095
Bluebird Bio, Inc. (C)	20,769	3,698,959
Blueprint Medicines Corp. (C)	21,860	1,648,463
Cara Therapeutics, Inc. (C)	9,300	113,832
Celgene Corp. (C)	21,632	2,257,516
Clovis Oncology, Inc. (C)	6,376	433,568
Coherus Biosciences, Inc. (C)	11,284	99,299
Corvus Pharmaceuticals, Inc. (C)	4,402	45,605
Cytokinetics, Inc. (C)	8,100	66,015
Dyax Corp. (B)(C)	62,700	197,505
Editas Medicine, Inc. (C)	9,834	302,199
Enanta Pharmaceuticals, Inc. (C)	6,315	370,564
Epizyme, Inc. (C)	6,800	85,340
Erytech Pharma SA (C)	2,991	66,058
Exelixis, Inc. (C)	64,595	1,963,688
Fate Therapeutics, Inc. (C)	10,492	64,106
FibroGen, Inc. (C)	15,847	751,148
Five Prime Therapeutics, Inc. (C)	6,100	133,712
Gilead Sciences, Inc.	46,867	3,357,552
Global Blood Therapeutics, Inc. (C)	11,000	432,850
GlycoMimetics, Inc. (C)	15,400	258,566
ImmunoGen, Inc. (C)	22,200	142,302
Immunomedics, Inc. (C)	71,100	1,148,976
Incyte Corp. (C)	58,600	5,550,006
Inotek Pharmaceuticals Corp. (C)	14,600	38,106
Insmed, Inc. (C)	98,011	3,055,983
Ionis Pharmaceuticals, Inc. (C)	11,270	566,881
Ironwood Pharmaceuticals, Inc. (C)	111,735	1,674,908
Juno Therapeutics, Inc. (C)	18,200	831,922
La Jolla Pharmaceutical Company (C)	5,300	170,554
Loxo Oncology, Inc. (C)	12,840	1,080,871
Merus NV (C)	7,200	139,392
Minerva Neurosciences, Inc. (C)	23,676	143,240
Momenta Pharmaceuticals, Inc. (C)	7,966	111,126
Myovant Sciences, Ltd. (C)	928	11,730
Neurocrine Biosciences, Inc. (C)	58,972	4,575,637
NewLink Genetics Corp. (C)	12,500	101,375
Ovid Therapeutics, Inc. (C)	6,393	63,099
Pharming Group NV (C)	40,061	54,508
Prothena Corp. PLC (C)	39,998	1,499,525
Puma Biotechnology, Inc. (C)	15,634	1,545,421

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Radius Health, Inc. (C)	36,413	$1,156,841
Regeneron Pharmaceuticals, Inc. (C)	9,800	3,684,408
REGENXBIO, Inc. (C)	4,400	146,300
Retrophin, Inc. (C)	5,400	113,778
Rhythm Pharmaceuticals, Inc. (C)	2,821	81,978
Sage Therapeutics, Inc. (C)	41,664	6,862,477
Sarepta Therapeutics, Inc. (C)	18,300	1,018,212
Seattle Genetics, Inc. (C)	28,032	1,499,712
Shire PLC, ADR	21,580	3,347,490
Spark Therapeutics, Inc. (C)	29,983	1,541,726
TESARO, Inc. (C)	20,500	1,698,835
Tocagen, Inc. (C)	8,870	90,918
Ultragenyx Pharmaceutical, Inc. (C)	18,869	875,144
Vertex Pharmaceuticals, Inc. (C)	60,572	9,077,320
Xencor, Inc. (C)	37,037	811,851
Zai Lab, Ltd., ADR (C)	5,225	110,927
Zeneca, Inc. (B)(C)	13,151	8,088
		112,508,401
Health care equipment and supplies – 18.6%
Align Technology, Inc. (C)	8,301	1,844,399
Becton, Dickinson and Company	55,721	11,927,637
Danaher Corp.	43,500	4,037,670
DexCom, Inc. (C)	18,039	1,035,258
GenMark Diagnostics, Inc. (C)	81,734	340,831
Glaukos Corp. (C)	15,100	387,315
Hologic, Inc. (C)	96,200	4,112,550
Intuitive Surgical, Inc. (C)	30,504	11,132,130
K2M Group Holdings, Inc. (C)	34,779	626,022
Lantheus Holdings, Inc. (C)	54,224	1,108,881
Medtronic PLC	26,493	2,139,310
Oxford Immunotec Global PLC (C)	10,210	142,634
Penumbra, Inc. (C)	4,229	397,949
Quidel Corp. (C)	19,729	855,252
Stryker Corp.	41,656	6,450,015
Teleflex, Inc.	8,400	2,090,088
The Cooper Companies, Inc.	9,235	2,012,122
West Pharmaceutical Services, Inc.	20,083	1,981,590
Wright Medical Group NV (C)	55,820	1,239,204
		53,860,857
Health care providers and services – 21.9%
Acadia Healthcare Company, Inc. (C)	24,716	806,483
Aetna, Inc.	24,293	4,382,214
Anthem, Inc.	28,700	6,457,787
Centene Corp. (C)	48,806	4,923,549
Cigna Corp.	39,865	8,096,183
DaVita, Inc. (C)	24,020	1,735,445
Envision Healthcare Corp. (C)	20,009	691,511
Fresenius Medical Care AG &
Company KGaA	8,413	883,446
HCA Healthcare, Inc. (C)	36,607	3,215,559
Henry Schein, Inc. (C)	16,220	1,133,454
Humana, Inc.	20,880	5,179,702
McKesson Corp.	8,336	1,299,999
Molina Healthcare, Inc. (C)	13,809	1,058,874
Teladoc, Inc. (C)	34,300	1,195,355
The Ensign Group, Inc.	7,000	155,400
UnitedHealth Group, Inc.	87,600	19,312,296
Universal Health Services, Inc., Class B	12,153	1,377,543
WellCare Health Plans, Inc. (C)	6,600	1,327,326
		63,232,126
Health care technology – 0.7%
athenahealth, Inc. (C)	14,416	1,917,905
Life sciences tools and services – 5.9%
Agilent Technologies, Inc.	93,300	6,248,301

Health Sciences Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
Bruker Corp.	38,202	$1,311,093
Illumina, Inc. (C)	6,526	1,425,866
IQVIA Holdings, Inc. (C)	8,162	799,060
Mettler-Toledo International, Inc. (C)	2,254	1,396,398
Quanterix Corp. (C)	18,700	401,489
Thermo Fisher Scientific, Inc.	28,900	5,487,532
		17,069,739
Pharmaceuticals – 12.0%
Allergan PLC	26,760	4,377,401
AstraZeneca PLC, ADR	97,200	3,372,840
Bristol-Myers Squibb Company	76,544	4,690,616
Chugai Pharmaceutical Company, Ltd.	31,000	1,584,370
Daiichi Sankyo Company, Ltd.	11,200	291,223
Dermira, Inc. (C)	15,628	434,615
Eisai Company, Ltd.	25,100	1,425,920
Eli Lilly & Company	35,254	2,977,553
GW Pharmaceuticals PLC, ADR (C)	10,999	1,451,978
Johnson & Johnson	5,500	768,460
Mallinckrodt PLC (C)	21,696	489,462
Marinus Pharmaceuticals, Inc. (C)	7,900	64,464
Merck & Company, Inc.	87,329	4,914,003
Mylan NV (C)	15,300	647,343
MyoKardia, Inc. (C)	4,964	208,984
Nektar Therapeutics (C)	9,700	579,284
Novartis AG	8,741	735,576
Perrigo Company PLC	4,100	357,356
Pfizer, Inc.	48,000	1,738,560
scPharmaceuticals, Inc. (C)	6,080	73,507
TherapeuticsMD, Inc. (C)	79,946	482,874
Theravance Biopharma, Inc. (C)	23,418	653,128
UCB SA	11,892	942,951
WaVe Life Sciences, Ltd. (C)	7,114	249,696
Zoetis, Inc.	18,700	1,347,148
		34,859,312
		283,448,340
TOTAL COMMON STOCKS (Cost $224,787,573)		$285,861,542

PREFERRED SECURITIES – 0.5%
Consumer discretionary – 0.1%
Specialty retail – 0.1%
Jand, Inc., Series D (A)(B)(C)	33,198	323,681
Health care – 0.4%
Health care equipment and supplies – 0.2%
Becton, Dickinson and Company, 6.125%	10,507	608,355
Pharmaceuticals – 0.2%
Allergan PLC, 5.500%	811	475,449
		1,083,804
Information technology – 0.0%
Software – 0.0%
Doximity, Inc. (A)(B)(C)	31,611	163,429
TOTAL PREFERRED SECURITIES (Cost $1,725,161)		$1,570,914

CONVERTIBLE BONDS – 0.2%
Health care – 0.2%
Ironwood Pharmaceuticals, Inc.
2.250%, 06/15/2022	$376,000	435,220
TOTAL CONVERTIBLE BONDS (Cost $376,000)		$435,220

RIGHTS – 0.0%
Wright Medical Group NV (Expiration
Date: 1-2-24) (C)(D)	3,500	5,285
TOTAL RIGHTS (Cost $8,750)		$5,285

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or
	Principal
	Amount	Value
PURCHASED OPTIONS – 0.0%
Calls – 0.0%
Exchange Traded Option on Neurocrine
Biosciences, Inc. (Expiration Date: 2-16-18;
Strike Price: $60.00; Notional
Amount: 800) (C)	8	$14,520
Exchange Traded Option on Neurocrine
Biosciences, Inc. (Expiration Date: 2-16-18;
Strike Price: $65.00; Notional
Amount: 1,100) (C)	11	14,960
TOTAL PURCHASED OPTIONS (Cost $8,127)		$29,480

SHORT-TERM INVESTMENTS – 0.2%
Money market funds – 0.2%
State Street Institutional U.S. Government Money
Market Fund, Premier Class, 1.2075% (E)	490,291	490,291
T. Rowe Price Government Money Fund,
1.2496% (E)	1,000	1,000
		491,291
TOTAL SHORT-TERM INVESTMENTS (Cost $491,291)		$491,291
Total Investments (Health Sciences Trust)
(Cost $227,396,902) – 99.7%		$288,393,732
Other assets and liabilities, net – 0.3%		982,450
TOTAL NET ASSETS – 100.0%		$289,376,182

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)

Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.

(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(C)	Non-income producing security.
(D)	Strike price and/or expiration date not available.
(E)	The rate shown is the annualized seven-day yield as of 12-31-17.

International Equity Index Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 95.5%
Australia - 4.6%
AGL Energy, Ltd.	22,581	$427,911
Alumina, Ltd.	94,472	178,039
Amcor, Ltd.	39,713	475,854
AMP, Ltd.	98,917	399,279
APA Group	41,943	271,978
Aristocrat Leisure, Ltd.	18,777	345,763
ASX, Ltd.	6,730	287,285
Aurizon Holdings, Ltd.	76,706	295,568
AusNet Services	73,275	102,974
Australia & New Zealand Banking
Group, Ltd. (A)	101,107	2,255,601
Bank of Queensland, Ltd.	15,271	151,049
Bendigo & Adelaide Bank, Ltd.	18,165	164,838
BHP Billiton PLC	74,277	1,501,903
BHP Billiton, Ltd.	112,207	2,577,497
BlueScope Steel, Ltd.	19,055	226,956
Boral, Ltd.	42,857	259,448
Brambles, Ltd.	57,039	447,019
Caltex Australia, Ltd.	9,411	249,309
Challenger, Ltd.	19,540	213,093
CIMIC Group, Ltd.	3,702	148,063
Coca-Cola Amatil, Ltd.	21,130	139,983

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Cochlear, Ltd.	2,020	$269,271
Commonwealth Bank of Australia (A)	60,926	3,802,300
Computershare, Ltd.	16,916	214,322
Crown Resorts, Ltd.	14,067	142,588
CSL, Ltd.	15,912	1,748,629
Dexus	37,475	284,382
Domino’s Pizza Enterprises, Ltd. (A)	2,059	74,836
Flight Centre Travel Group, Ltd. (A)	2,493	85,930
Fortescue Metals Group, Ltd.	50,633	191,614
Goodman Group	61,953	405,947
Harvey Norman Holdings, Ltd. (A)	15,848	51,393
Healthscope, Ltd.	65,916	107,750
Incitec Pivot, Ltd.	65,708	199,099
Insurance Australia Group, Ltd.	84,827	477,768
LendLease Group	20,344	258,640
Macquarie Group, Ltd.	11,135	861,235
Medibank Pvt., Ltd.	94,782	242,721
Mirvac Group	125,759	229,988
National Australia Bank, Ltd. (A)	92,202	2,117,436
Newcrest Mining, Ltd.	26,249	467,284
Oil Search, Ltd.	47,003	284,585
Orica, Ltd.	13,519	190,064
Origin Energy, Ltd. (B)	61,127	447,767
QBE Insurance Group, Ltd.	49,037	407,034
Ramsay Health Care, Ltd.	5,011	273,633
REA Group, Ltd.	2,146	127,960
Santos, Ltd. (B)	71,735	303,638
Scentre Group	180,867	589,983
SEEK, Ltd.	11,910	176,121
Sonic Healthcare, Ltd.	14,720	261,772
South32, Ltd.	112,851	305,888
South32, Ltd. (London Stock Exchange)	74,597	203,761
Stockland	83,286	290,530
Suncorp Group, Ltd.	45,133	486,455
Sydney Airport	39,872	218,782
Tabcorp Holdings, Ltd.	75,725	328,542
Telstra Corp., Ltd.	148,535	419,886
The GPT Group	65,090	258,917
TPG Telecom, Ltd. (A)	12,963	66,332
Transurban Group (A)	73,316	709,556
Treasury Wine Estates, Ltd.	26,341	326,865
Vicinity Centres	127,154	269,324
Wesfarmers, Ltd.	39,907	1,379,901
Westfield Corp.	67,721	500,336
Westpac Banking Corp. (A)	116,859	2,842,424
Woodside Petroleum, Ltd.	25,706	661,364
Woolworths Group, Ltd.	44,206	939,215
		36,623,178
Austria - 0.2%
ANDRITZ AG	2,752	155,286
Erste Group Bank AG (B)	8,613	373,248
OMV AG	5,543	350,727
Raiffeisen Bank International AG (B)	4,926	178,251
voestalpine AG	4,357	260,125
		1,317,637
Belgium - 0.7%
Ageas	7,799	380,977
Anheuser-Busch InBev SA (A)	25,516	2,848,634
Colruyt SA	2,769	144,048
Groupe Bruxelles Lambert SA	3,135	338,205
KBC Group NV	8,597	732,578
Proximus SADP	5,996	196,738
Solvay SA	2,881	400,563
Telenet Group Holding NV (B)	2,144	149,365

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Belgium (continued)
UCB SA	4,152	$329,223
Umicore SA	6,530	309,188
		5,829,519
Brazil - 1.1%
Ambev SA	163,730	1,050,893
B3 SA - Brasil Bolsa Balcao	68,307	468,792
Banco Bradesco SA	33,609	324,920
Banco do Brasil SA	28,413	272,407
Banco Santander Brasil SA	14,000	134,416
BB Seguridade Participacoes SA	24,400	209,364
BR Malls Participacoes SA	28,116	107,910
Braskem SA, ADR (A)	1,584	41,596
BRF SA (B)	19,720	217,543
CCR SA	40,100	195,314
Centrais Eletricas Brasileiras SA (B)	11,900	69,386
Centrais Eletricas Brasileiras SA, ADR	1,429	9,703
Cia Brasileira de Distribuicao, ADR	628	14,802
Cia de Saneamento Basico do Estado de
Sao Paulo	11,270	116,621
Cia Siderurgica Nacional SA (B)	16,100	40,639
Cia Siderurgica Nacional SA, ADR (A)(B)	11,800	28,910
Cielo SA	44,260	313,772
Cosan SA Industria e Comercio	7,211	90,361
EDP - Energias do Brasil SA	11,126	46,991
Embraer SA	10,800	65,072
Embraer SA, ADR	2,626	62,840
Engie Brasil Energia SA	7,500	80,318
Equatorial Energia SA	6,700	132,583
Fibria Celulose SA	3,172	45,816
Fibria Celulose SA, ADR	6,862	100,871
Hypermarcas SA	14,208	154,080
JBS SA	23,573	69,639
Klabin SA	24,000	127,176
Kroton Educacional SA	47,780	265,124
Localiza Rent a Car SA	17,562	116,833
Lojas Renner SA	26,570	284,017
M Dias Branco SA	4,800	75,418
Multiplan Empreendimentos Imobiliarios SA	3,325	71,085
Natura Cosmeticos SA	6,500	64,836
Odontoprev SA	8,800	42,193
Petroleo Brasileiro SA (B)	106,229	541,355
Porto Seguro SA	4,419	48,397
Qualicorp SA	7,376	68,923
Raia Drogasil SA	8,100	224,080
Rumo SA (B)	30,935	121,013
Sul America SA	7,299	41,041
Suzano Papel e Celulose SA	13,400	75,501
Telefonica Brasil SA, ADR	6,017	89,232
TIM Participacoes SA	28,020	110,687
Transmissora Alianca de Energia Eletrica SA	8,900	57,206
Ultrapar Participacoes SA	12,100	273,641
Vale SA	105,097	1,273,202
WEG SA	18,660	135,674
		8,572,193
Canada - 6.6%
Agnico Eagle Mines, Ltd.	8,500	392,474
Agrium, Inc.	5,000	575,099
Alimentation Couche-Tard, Inc., Class B	15,300	798,351
AltaGas, Ltd. (A)	6,600	150,272
ARC Resources, Ltd. (A)	13,500	158,413
Atco, Ltd., Class I	3,100	110,979
Bank of Montreal	23,200	1,856,554
Barrick Gold Corp.	42,340	612,364
BCE, Inc.	5,824	279,756

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Canada (continued)
BlackBerry, Ltd. (B)	19,900	$222,272
Bombardier, Inc., Class B (B)	75,600	182,234
Brookfield Asset Management, Inc., Class A	31,748	1,382,061
CAE, Inc.	10,400	193,190
Cameco Corp. (A)	15,500	143,162
Canadian Imperial Bank of Commerce	15,400	1,501,286
Canadian National Railway Company	26,900	2,218,126
Canadian Natural Resources, Ltd.	39,960	1,428,006
Canadian Pacific Railway, Ltd.	5,300	968,336
Canadian Tire Corp., Ltd., Class A (A)	2,500	325,975
Canadian Utilities, Ltd., Class A	5,100	151,783
CCL Industries, Inc., Class B	5,200	240,267
Cenovus Energy, Inc.	38,400	350,702
CGI Group, Inc., Class A (B)	7,800	423,819
CI Financial Corp.	10,300	243,939
Constellation Software, Inc.	700	424,355
Crescent Point Energy Corp.	21,400	163,096
Dollarama, Inc.	4,000	499,761
Element Fleet Management Corp.	15,800	119,411
Emera, Inc. (A)	2,400	89,699
Empire Company, Ltd., Class A	7,200	140,277
Enbridge, Inc.	58,200	2,276,143
Encana Corp.	36,100	481,621
Fairfax Financial Holdings, Ltd.	1,000	532,490
Finning International, Inc.	6,800	171,596
First Capital Realty, Inc.	6,600	108,792
First Quantum Minerals, Ltd.	25,554	358,000
Fortis, Inc.	15,200	557,575
Franco-Nevada Corp.	6,600	527,475
George Weston, Ltd.	2,000	173,683
Gildan Activewear, Inc.	8,400	271,379
Goldcorp, Inc.	31,584	402,778
Great-West Lifeco, Inc.	11,200	312,745
H&R Real Estate Investment Trust	6,200	105,356
Husky Energy, Inc. (B)	13,897	196,238
Hydro One, Ltd. (C)	11,600	206,714
IGM Financial, Inc. (A)	3,500	122,932
Imperial Oil, Ltd.	11,130	347,359
Industrial Alliance Insurance & Financial
Services, Inc.	4,100	195,117
Intact Financial Corp.	4,900	409,269
Inter Pipeline, Ltd.	14,100	291,983
Keyera Corp. (A)	7,000	197,247
Kinross Gold Corp. (B)	48,929	210,975
Linamar Corp.	2,100	122,308
Loblaw Companies, Ltd.	8,140	441,775
Lundin Mining Corp. (A)	22,900	152,302
Magna International, Inc.	13,100	742,438
Manulife Financial Corp. (D)	70,600	1,472,659
Methanex Corp.	3,500	212,060
Metro, Inc.	8,600	275,378
National Bank of Canada	12,400	618,718
Onex Corp.	3,100	227,358
Open Text Corp.	9,800	348,574
Pembina Pipeline Corp.	18,298	662,484
Potash Corp. of Saskatchewan, Inc.	30,600	627,580
Power Corp. of Canada	13,200	339,924
Power Financial Corp.	9,300	255,547
PrairieSky Royalty, Ltd. (A)	8,347	212,892
Restaurant Brands International, Inc.	8,146	500,749
RioCan Real Estate Investment Trust (A)	6,300	122,091
Rogers Communications, Inc., Class B	13,100	667,506
Royal Bank of Canada (A)	51,500	4,205,628
Saputo, Inc.	9,100	327,079
Seven Generations Energy, Ltd., Class A (B)	9,900	140,033

The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Shaw Communications, Inc., Class B	15,700	$358,340
Shopify, Inc., Class A (B)	3,000	303,365
SmartCentres Real Estate Investment Trust	3,100	76,230
SNC-Lavalin Group, Inc.	6,500	295,008
Sun Life Financial, Inc.	22,100	912,130
Suncor Energy, Inc.	59,335	2,178,449
Teck Resources, Ltd., Class B	20,961	548,121
TELUS Corp.	7,200	272,764
The Bank of Nova Scotia	42,600	2,749,174
The Jean Coutu Group PJC, Inc., Class A	3,900	75,766
The Toronto-Dominion Bank	65,200	3,820,191
Thomson Reuters Corp.	11,077	482,823
Tourmaline Oil Corp. (B)	8,800	159,478
TransCanada Corp.	31,100	1,513,682
Turquoise Hill Resources, Ltd. (B)	40,020	136,584
Vermilion Energy, Inc. (A)	4,400	159,898
West Fraser Timber Company, Ltd.	2,700	166,618
Wheaton Precious Metals Corp.	16,100	355,942
		52,043,132
Chile - 0.3%
Antofagasta PLC	15,103	203,831
Banco Santander Chile, ADR	13,061	408,417
Cencosud SA	61,383	180,257
Cia Cervecerias Unidas SA, ADR	6,197	183,307
Enel Americas SA, ADR	37,802	422,248
Enel Chile SA, ADR	26,429	150,117
Enel Generacion Chile SA, ADR	6,770	182,181
Itau CorpBanca	2,999	40,307
Latam Airlines Group SA, ADR	11,197	155,638
Sociedad Quimica y Minera de
Chile SA, ADR	4,454	264,434
		2,190,737
China - 6.3%
3SBio, Inc. (B)(C)	33,000	64,687
58.com, Inc., ADR (B)	3,000	214,710
AAC Technologies Holdings, Inc.	27,342	483,911
Agile Group Holdings, Ltd.	54,000	81,692
Agricultural Bank of China, Ltd., H Shares	945,000	439,179
Air China, Ltd., H Shares	84,534	102,372
Alibaba Group Holding, Ltd., ADR (B)	40,200	6,931,686
Aluminum Corp. of China, Ltd., H
Shares (A)(B)	185,220	132,222
Anhui Conch Cement Company, Ltd.,
H Shares	56,790	266,557
ANTA Sports Products, Ltd.	43,000	195,028
Autohome, Inc., ADR (B)	1,700	109,939
AviChina Industry & Technology
Company, Ltd., H Shares	72,000	38,334
Baidu, Inc., ADR (B)	9,500	2,224,995
Bank of China, Ltd., H Shares	2,759,563	1,351,458
Bank of Communications Company, Ltd.,
H Shares	337,527	249,822
Beijing Capital International Airport
Company, Ltd., H Shares	52,789	79,457
BYD Company, Ltd., H Shares (A)	24,105	209,412
CGN Power Company, Ltd., H Shares (C)	446,000	120,750
China Cinda Asset Management
Company, Ltd., H Shares	304,800	111,293
China CITIC Bank Corp., Ltd., H Shares	310,800	194,560
China Communications
Construction Company, Ltd., H Shares	152,335	172,823
China Communications Services Corp., Ltd.,
H Shares	129,600	86,678
China Conch Venture Holdings, Ltd.	46,400	107,348

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
China (continued)
China Construction Bank Corp., H Shares	2,923,914	$2,691,617
China Everbright Bank Company, Ltd.,
H Shares	120,000	55,935
China Evergrande Group (B)	111,959	384,408
China Galaxy Securities Company, Ltd.,
H Shares	129,500	95,139
China Huarong Asset Management
Company, Ltd., H Shares (C)	167,700	79,045
China Huishan Dairy Holdings
Company, Ltd. (B)(E)	225,000	0
China Life Insurance Company, Ltd., H Shares	258,624	806,522
China Longyuan Power Group Corp., Ltd.,
H Shares	99,000	70,298
China Medical System Holdings, Ltd.	37,300	86,827
China Mengniu Dairy Company, Ltd. (B)	89,004	264,390
China Merchants Bank Company, Ltd., H
Shares (A)	130,823	517,936
China Minsheng Banking Corp., Ltd.,
H Shares	202,080	201,954
China Molybdenum Company, Ltd., H Shares	129,000	82,447
China National Building Material
Company, Ltd., H Shares (A)	116,000	103,385
China Oilfield Services, Ltd., H Shares	56,000	54,335
China Pacific Insurance Group Company, Ltd.,
H Shares	90,500	433,095
China Petroleum & Chemical Corp., H Shares	881,361	645,538
China Railway Construction Corp., H Shares	67,500	78,150
China Railway Group, Ltd., H Shares	179,000	132,173
China Resources Pharmaceutical
Group, Ltd. (C)	66,000	85,393
China Shenhua Energy Company, Ltd.,
H Shares	127,500	329,389
China Southern Airlines Company, Ltd.,
H Shares	64,000	65,970
China Telecom Corp., Ltd., H Shares	481,604	228,430
China Vanke Company, Ltd., H Shares	45,400	180,669
Chongqing Rural Commercial Bank
Company, Ltd., H Shares	88,000	61,979
CITIC Securities Company, Ltd., H Shares	75,500	155,291
CNOOC, Ltd.	621,258	891,889
Country Garden Holdings Company, Ltd.	237,574	451,342
CRRC Corp., Ltd., H Shares	164,150	175,078
CSPC Pharmaceutical Group, Ltd.	144,000	290,106
Ctrip.com International, Ltd., ADR (B)	14,300	630,630
Dongfeng Motor Group Company, Ltd.,
H Shares	123,220	148,730
ENN Energy Holdings, Ltd.	26,000	184,924
Fosun International, Ltd.	102,500	226,522
Fuyao Glass Industry Group Company, Ltd., H
Shares (C)	16,800	70,676
Geely Automobile Holdings, Ltd.	179,000	616,548
GF Securities Company, Ltd., H Shares	32,600	65,423
GOME Retail Holdings, Ltd. (A)	386,127	46,388
Great Wall Motor Company, Ltd., H
Shares (A)	123,000	140,394
Guangzhou Automobile Group Company, Ltd.,
H Shares	101,650	240,100
Guangzhou R&F Properties Company, Ltd.,
H Shares	43,600	98,025
Haitian International Holdings, Ltd.	29,000	87,229
Haitong Securities Company, Ltd., H Shares	113,200	163,864
Hengan International Group Company, Ltd.	25,000	276,800
Huaneng Power International, Inc., H Shares	149,436	93,663
Huaneng Renewables Corp., Ltd., H Shares	226,000	76,510
Huatai Securities Company, Ltd., H Shares (C)	65,400	129,897

The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
China (continued)
Industrial & Commercial Bank of China, Ltd.,
H Shares	2,570,735	$2,060,790
JD.com, Inc., ADR (B)	22,400	927,808
Jiangsu Expressway Company, Ltd., H Shares	41,145	62,553
Jiangxi Copper Company, Ltd., H Shares	54,075	85,562
Kingsoft Corp., Ltd. (A)	23,000	76,203
Lenovo Group, Ltd.	217,436	122,441
Longfor Properties Company, Ltd.	53,600	134,099
Minth Group, Ltd.	22,000	132,297
Momo, Inc., ADR (B)	2,900	70,992
NetEase, Inc., ADR	2,800	966,196
New China Life Insurance Company, Ltd.,
H Shares	24,900	169,813
New Oriental Education & Technology
Group, Inc., ADR	4,900	460,600
PetroChina Company, Ltd., H Shares	734,261	510,566
PICC Property & Casualty Company, Ltd.,
H Shares	168,242	322,314
Ping An Insurance Group Company of
China, Ltd., H Shares	179,290	1,859,608
Semiconductor Manufacturing International
Corp. (A)(B)	83,900	144,591
Shandong Weigao Group Medical Polymer
Company, Ltd., H Shares	80,000	58,139
Shanghai Electric Group Company, Ltd., H
Shares (A)(B)	144,864	59,585
Shanghai Fosun Pharmaceutical Group
Company, Ltd., H Shares	13,000	83,365
Shanghai Pharmaceuticals Holding
Company, Ltd., H Shares (A)	22,600	61,015
Shenzhou International Group
Holdings, Ltd. (A)	24,000	228,115
Sihuan Pharmaceutical Holdings Group, Ltd.	175,000	62,812
SINA Corp. (B)	1,900	190,589
Sino-Ocean Group Holding, Ltd.	177,213	122,031
Sinopec Shanghai Petrochemical
Company, Ltd., H Shares	119,901	68,161
Sinopharm Group Company, Ltd., H Shares	39,200	168,865
SOHO China, Ltd.	140,000	81,743
Sunac China Holdings, Ltd.	77,000	317,265
Sunny Optical Technology Group
Company, Ltd.	23,900	303,464
TAL Education Group, ADR	10,400	308,984
Tencent Holdings, Ltd.	200,600	10,382,646
The People’s Insurance Company Group of
China, Ltd., H Shares	226,000	110,983
Tingyi Cayman Islands Holding Corp.	76,000	147,767
TravelSky Technology, Ltd., H Shares	31,000	92,667
Tsingtao Brewery Company, Ltd., H Shares	12,000	61,800
Vipshop Holdings, Ltd., ADR (B)	13,500	158,220
Want Want China Holdings, Ltd.	243,000	203,426
Weibo Corp., ADR (A)(B)	1,890	195,539
Weichai Power Company, Ltd., H Shares	78,720	85,999
Yangzijiang Shipbuilding Holdings, Ltd.	99,600	109,214
Yanzhou Coal Mining Company, Ltd.,
H Shares	85,990	100,280
Yum China Holdings, Inc.	13,700	548,274
YY, Inc., ADR (B)	1,400	158,284
Zhejiang Expressway Company, Ltd.,
H Shares	49,718	54,610
Zhuzhou CRRC Times Electric
Company, Ltd., H Shares	18,000	116,821
Zijin Mining Group Company, Ltd., H Shares	285,469	107,767
ZTE Corp., H Shares (B)	25,887	96,759
		49,915,588

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Colombia - 0.1%
Bancolombia SA, ADR	15,325	$607,790
Ecopetrol SA, ADR (A)	8,500	124,355
		732,145
Czech Republic - 0.0%
CEZ AS	6,817	158,908
Komercni banka AS	3,440	147,602
		306,510
Denmark - 1.2%
A.P. Moller - Maersk A/S, Series A	120	199,924
A.P. Moller - Maersk A/S, Series B	245	427,032
Carlsberg A/S, Class B (A)	3,881	465,480
Chr. Hansen Holding A/S	3,392	318,008
Coloplast A/S, B Shares	4,165	331,120
Danske Bank A/S	26,359	1,025,945
DSV A/S	6,834	537,739
Genmab A/S (B)	2,092	346,456
H Lundbeck A/S (A)	2,300	116,635
ISS A/S	5,377	208,171
Novo Nordisk A/S, B Shares	63,778	3,427,142
Novozymes A/S, B Shares	7,442	424,844
Orsted A/S (C)	6,170	336,319
Pandora A/S	3,543	385,119
TDC A/S	31,300	192,267
Tryg A/S	4,500	112,568
Vestas Wind Systems A/S	8,020	554,185
William Demant Holding A/S (A)(B)	5,000	139,662
		9,548,616
Egypt - 0.0%
Commercial International Bank Egypt SAE	41,265	180,120
Global Telecom Holding SAE (B)	14,348	5,967
		186,087
Finland - 0.6%
Elisa OYJ	6,060	237,694
Fortum OYJ	16,798	332,454
Kone OYJ, Class B	11,934	640,887
Metso OYJ	4,686	159,863
Neste OYJ	4,388	280,880
Nokia OYJ	130,416	609,346
Nokia OYJ (Helsinki Stock Exchange)	56,247	262,224
Nokian Renkaat OYJ	3,680	166,962
Orion OYJ, Class B	3,379	125,986
Sampo OYJ, A Shares	15,692	861,208
Stora Enso OYJ, R Shares	20,482	324,491
UPM-Kymmene OYJ	19,972	620,026
Wartsila OYJ ABP	5,074	320,149
		4,942,170
France - 6.9%
Accor SA (A)	6,835	351,865
Aeroports de Paris	1,056	200,797
Air Liquide SA	15,237	1,915,503
Airbus SE	20,662	2,053,525
Alstom SA	5,147	213,351
Amundi SA (C)	2,111	178,790
Arkema SA	2,540	309,256
Atos SE	3,303	480,223
AXA SA	67,927	2,012,891
BioMerieux	1,446	129,466
BNP Paribas SA	39,758	2,957,534
Bollore SA (A)	31,701	171,971
Bouygues SA	7,379	382,878
Bureau Veritas SA	10,005	273,263
Capgemini SE	5,748	680,802
Carrefour SA	20,711	446,537

The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
France (continued)
Casino Guichard Perrachon SA	1,872	$113,502
Cie de Saint-Gobain	17,670	972,488
Cie Generale des Etablissements Michelin	6,094	871,776
CNP Assurances	6,491	149,730
Credit Agricole SA	40,674	671,609
Danone SA	21,027	1,761,866
Dassault Aviation SA	98	152,377
Dassault Systemes SA	4,648	493,520
Edenred	8,291	240,023
Eiffage SA	2,687	294,069
Electricite de France SA	20,227	252,665
Engie SA	64,527	1,109,314
Essilor International Cie Generale
d’Optique SA	7,199	991,599
Eurazeo SA	1,597	147,536
Eutelsat Communications SA	6,171	142,874
Faurecia	2,651	206,605
Fonciere Des Regions	1,191	134,833
Gecina SA	1,680	310,207
Getlink SE	16,415	211,124
Hermes International	1,132	605,588
ICADE	1,225	120,373
Iliad SA	884	211,820
Imerys SA	1,144	107,732
Ingenico Group SA	1,947	207,853
Ipsen SA	1,252	149,014
JCDecaux SA	2,889	116,195
Kering	2,716	1,278,491
Klepierre SA	7,623	335,063
Lagardere SCA	4,134	132,388
Legrand SA	9,509	731,040
L’Oreal SA	8,806	1,951,235
LVMH Moet Hennessy Louis Vuitton SE	9,900	2,905,695
Natixis SA	35,715	282,095
Orange SA	69,999	1,213,137
Pernod Ricard SA	7,611	1,203,714
Peugeot SA	18,772	381,282
Publicis Groupe SA	7,283	493,693
Remy Cointreau SA	908	125,808
Renault SA	6,611	663,598
Rexel SA	10,105	182,970
Safran SA	10,991	1,133,670
Sanofi	40,116	3,453,656
Schneider Electric SE (A)(B)	19,428	1,647,111
Schneider Electric SE (London Stock
Exchange) (B)	623	52,712
SCOR SE	6,512	261,740
SEB SA	756	139,943
Societe BIC SA	1,119	122,973
Societe Generale SA	26,819	1,382,664
Sodexo SA	3,211	430,461
Suez	13,406	235,511
Teleperformance	2,017	288,733
Thales SA	3,838	413,044
TOTAL SA	83,399	4,603,606
Ubisoft Entertainment SA (B)	2,202	169,183
Unibail-Rodamco SE	3,595	904,686
Valeo SA	8,552	637,044
Veolia Environnement SA	17,413	444,016
Vinci SA	17,664	1,803,342
Vivendi SA	36,421	977,520
Wendel SA	986	170,850
Zodiac Aerospace	7,545	225,522
		54,883,140

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Germany - 6.2%
adidas AG	6,583	$1,316,529
Allianz SE	15,695	3,591,757
Axel Springer SE	1,955	152,451
BASF SE	32,520	3,565,205
Bayer AG	29,253	3,635,062
Bayerische Motoren Werke AG	11,858	1,229,460
Beiersdorf AG	3,496	409,846
Brenntag AG	5,216	328,835
Commerzbank AG (B)	37,723	562,723
Continental AG	3,883	1,044,058
Covestro AG (C)	4,098	421,956
Daimler AG	34,145	2,887,309
Deutsche Bank AG	73,967	1,399,007
Deutsche Boerse AG	6,688	774,104
Deutsche Lufthansa AG	7,851	288,317
Deutsche Post AG	34,717	1,650,218
Deutsche Telekom AG	116,367	2,056,948
Deutsche Wohnen SE	12,449	542,984
Drillisch AG	1,851	152,665
E.ON SE	77,734	842,337
Evonik Industries AG	6,088	228,660
Fraport AG Frankfurt Airport
Services Worldwide	1,636	179,696
Fresenius Medical Care AG &
Company KGaA	7,449	782,215
Fresenius SE & Company KGaA	14,863	1,155,919
GEA Group AG	6,174	295,389
Hannover Rueck SE	2,036	255,444
HeidelbergCement AG	5,228	563,710
Henkel AG & Company KGaA	3,508	420,072
HOCHTIEF AG	698	123,272
HUGO BOSS AG	2,319	196,786
Infineon Technologies AG	40,746	1,109,682
Innogy SE (C)	5,057	197,914
K+S AG	6,726	166,992
KION Group AG	2,424	208,660
LANXESS AG	3,216	254,930
Linde AG (B)	6,354	1,489,779
MAN SE	2,251	257,584
Merck KGaA	4,647	498,793
METRO AG (B)	6,304	125,567
MTU Aero Engines AG	1,815	324,330
Muenchener
Rueckversicherungs-Gesellschaft AG	5,524	1,192,904
OSRAM Licht AG	3,780	338,473
ProSiebenSat.1 Media SE	8,326	285,795
RWE AG	18,337	373,165
SAP SE	34,774	3,890,343
Siemens AG	27,076	3,748,870
Symrise AG	4,236	363,189
Telefonica Deutschland Holding AG	27,806	139,161
thyssenkrupp AG	16,095	464,109
TUI AG	17,680	366,281
Uniper SE	6,933	215,991
United Internet AG	4,503	308,550
Volkswagen AG	1,096	221,182
Vonovia SE	16,247	804,993
Wirecard AG	4,098	455,460
Zalando SE (B)	4,151	218,873
		49,074,504
Greece - 0.1%
Alpha Bank AE (B)	53,207	114,076
Eurobank Ergasias SA (B)	62,351	63,530
FF Group (B)	1,869	42,595
Hellenic Telecommunications Organization SA	8,503	117,174

The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Greece (continued)
JUMBO SA	5,651	$100,925
National Bank of Greece SA (B)	184,167	70,408
OPAP SA	8,113	102,207
Piraeus Bank SA (B)	10,989	40,381
Titan Cement Company SA	2,489	68,418
		719,714
Hong Kong - 3.2%
AIA Group, Ltd.	427,600	3,637,015
Alibaba Health Information
Technology, Ltd. (A)(B)	84,000	42,426
Alibaba Pictures Group, Ltd. (A)(B)	350,000	46,990
ASM Pacific Technology, Ltd.	10,700	148,442
Beijing Enterprises Holdings, Ltd.	19,786	117,115
Beijing Enterprises Water Group, Ltd. (B)	152,000	117,428
BOC Hong Kong Holdings, Ltd.	134,328	678,864
Brilliance China Automotive Holdings, Ltd.	94,000	249,796
China Everbright International, Ltd. (A)	86,000	122,692
China Everbright, Ltd.	32,216	71,876
China Gas Holdings, Ltd.	74,000	204,147
China Jinmao Holdings Group, Ltd.	74,000	32,512
China Merchants Port Holdings Company, Ltd.	44,745	116,871
China Mobile, Ltd.	213,530	2,159,225
China Overseas Land & Investment, Ltd.	142,882	458,635
China Resources Beer Holdings
Company, Ltd.	65,979	236,368
China Resources Gas Group, Ltd.	36,000	130,305
China Resources Land, Ltd.	110,964	325,529
China Resources Power Holdings
Company, Ltd.	68,244	126,930
China State Construction International
Holdings, Ltd. (A)	47,250	66,003
China Taiping Insurance Holdings
Company, Ltd.	60,500	225,808
China Unicom Hong Kong, Ltd. (B)	215,982	292,005
CITIC, Ltd.	191,967	276,962
CK Asset Holdings, Ltd.	92,665	807,777
CK Hutchison Holdings, Ltd.	96,663	1,211,217
CK Infrastructure Holdings, Ltd.	24,772	212,573
CLP Holdings, Ltd.	59,900	612,802
COSCO SHIPPING Ports, Ltd.	93,577	97,345
Far East Horizon, Ltd.	89,000	75,819
First Pacific Company, Ltd.	92,250	62,708
Fullshare Holdings, Ltd. (A)(B)	164,900	75,993
Galaxy Entertainment Group, Ltd.	86,000	686,606
GCL-Poly Energy Holdings, Ltd. (B)	591,000	105,451
Guangdong Investment, Ltd.	99,220	132,657
Haier Electronics Group Company, Ltd. (B)	37,000	100,854
Hanergy Thin Film Power Group, Ltd. (B)(E)	428,695	11,797
Hang Lung Group, Ltd.	30,000	110,303
Hang Lung Properties, Ltd.	74,326	181,056
Hang Seng Bank, Ltd.	27,819	690,160
Henderson Land Development Company, Ltd.	45,723	300,629
HK Electric Investments & HK Electric
Investments, Ltd. (A)(C)	88,500	80,989
HKT Trust & HKT, Ltd.	145,233	185,235
Hong Kong & China Gas Company, Ltd.	296,796	581,214
Hong Kong Exchanges & Clearing, Ltd. (A)	40,917	1,251,580
Hongkong Land Holdings, Ltd.	44,100	310,192
Hysan Development Company, Ltd.	24,415	129,390
Jardine Matheson Holdings, Ltd.	8,000	485,380
Jardine Strategic Holdings, Ltd.	8,100	320,359
Kerry Properties, Ltd.	21,438	96,306
Kingboard Chemical Holdings, Ltd.	22,500	121,368
Kingston Financial Group, Ltd. (A)	142,000	136,055
Kunlun Energy Company, Ltd.	118,000	122,642

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Li & Fung, Ltd.	211,600	$115,948
Link REIT	77,244	714,647
Melco Resorts & Entertainment, Ltd., ADR	9,485	275,444
MTR Corp., Ltd.	51,783	303,093
New World Development Company, Ltd. (A)	220,643	330,695
Nine Dragons Paper Holdings, Ltd.	81,000	129,427
NWS Holdings, Ltd.	58,117	104,661
PCCW, Ltd.	181,876	105,556
Power Assets Holdings, Ltd.	49,082	413,708
Shanghai Industrial Holdings, Ltd.	33,930	97,042
Shangri-La Asia, Ltd.	70,102	158,753
Shimao Property Holdings, Ltd.	64,000	138,841
Sino Biopharmaceutical, Ltd.	148,000	261,651
Sino Land Company, Ltd.	105,956	187,448
SJM Holdings, Ltd.	83,000	74,163
Sun Art Retail Group, Ltd.	86,000	90,714
Sun Hung Kai Properties, Ltd.	52,130	867,915
Swire Pacific, Ltd., Class A	18,163	168,050
Swire Properties, Ltd.	43,628	140,571
Techtronic Industries Company, Ltd.	49,000	318,766
The Bank of East Asia, Ltd.	41,252	178,403
The Wharf Holdings, Ltd.	46,876	161,652
WH Group, Ltd. (C)	268,303	302,386
Wharf Real Estate Investment
Company, Ltd. (B)	46,876	311,993
Wheelock & Company, Ltd.	27,000	192,463
Yue Yuen Industrial Holdings, Ltd.	31,567	123,943
		25,448,334
Hungary - 0.1%
MOL Hungarian Oil & Gas PLC	12,392	143,677
OTP Bank PLC	9,034	373,113
Richter Gedeon Nyrt	4,794	125,380
		642,170
India - 2.1%
Adani Ports & Special Economic Zone, Ltd.	28,840	183,340
Ambuja Cements, Ltd.	22,913	97,332
Ashok Leyland, Ltd.	52,290	97,923
Asian Paints, Ltd.	10,113	183,544
Aurobindo Pharma, Ltd.	9,153	98,356
Axis Bank, Ltd.	56,195	494,684
Bajaj Auto, Ltd.	2,923	152,421
Bajaj Finance, Ltd.	5,420	149,076
Bajaj Finserv, Ltd.	1,261	103,238
Bharat Forge, Ltd.	9,316	106,311
Bharat Petroleum Corp., Ltd.	27,177	220,196
Bharti Airtel, Ltd.	42,144	349,699
Bharti Infratel, Ltd.	15,904	94,220
Bosch, Ltd.	253	79,494
Britannia Industries, Ltd.	1,006	74,229
Cadila Healthcare, Ltd.	6,725	45,740
Cipla, Ltd.	12,134	115,415
Coal India, Ltd.	24,417	100,503
Dabur India, Ltd.	17,709	96,965
Dr. Reddy’s Laboratories, Ltd., ADR	6,754	253,680
Eicher Motors, Ltd.	425	201,606
GAIL India, Ltd., GDR	3,733	175,993
Glenmark Pharmaceuticals, Ltd.	4,541	42,285
Godrej Consumer Products, Ltd.	7,998	125,124
Grasim Industries, Ltd.	10,574	192,695
Havells India, Ltd.	11,177	98,192
HCL Technologies, Ltd.	18,977	266,275
Hero MotoCorp, Ltd.	1,675	99,786
Hindalco Industries, Ltd.	41,886	179,389
Hindustan Petroleum Corp., Ltd.	20,412	133,982

The accompanying notes are an integral part of the financial statements.	54

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
India (continued)
Hindustan Unilever, Ltd.	25,000	$533,579
Housing Development Finance Corp., Ltd.	50,347	1,348,303
ICICI Bank, Ltd., ADR	52,063	506,573
Idea Cellular, Ltd. (B)	42,286	71,588
Indiabulls Housing Finance, Ltd.	10,065	187,948
Indian Oil Corp., Ltd.	19,247	117,094
Infosys, Ltd., ADR (A)	66,848	1,084,275
ITC, Ltd.	113,026	465,814
JSW Steel, Ltd.	33,031	139,601
Larsen & Toubro, Ltd.	16,660	328,869
LIC Housing Finance, Ltd.	9,991	88,041
Lupin, Ltd.	7,740	107,495
Mahindra & Mahindra Financial Services, Ltd.	12,958	95,783
Mahindra & Mahindra, Ltd., GDR	11,560	268,335
Marico, Ltd.	14,917	74,964
Maruti Suzuki India, Ltd.	3,626	552,455
Motherson Sumi Systems, Ltd.	24,871	147,689
Nestle India, Ltd.	776	95,401
NTPC, Ltd.	55,338	152,731
Oil & Natural Gas Corp., Ltd.	44,697	136,149
Piramal Enterprises, Ltd.	2,550	114,148
Reliance Capital, Ltd., GDR (C)	4,327	39,262
Reliance Industries, Ltd., GDR (C)	45,832	1,301,136
Rural Electrification Corp., Ltd.	22,831	55,747
Shree Cement, Ltd.	276	78,196
Shriram Transport Finance Company, Ltd.	4,949	114,068
Siemens, Ltd.	3,361	65,418
State Bank of India, GDR	5,224	253,811
Sun Pharmaceutical Industries, Ltd.	29,344	261,619
Tata Consultancy Services, Ltd.	16,537	698,905
Tata Motors, Ltd. (B)	17,463	66,497
Tata Motors, Ltd., ADR (B)	16,666	551,145
Tata Steel, Ltd., GDR	11,000	124,666
Tech Mahindra, Ltd.	19,215	151,671
Titan Company, Ltd.	10,263	137,971
UltraTech Cement, Ltd., GDR (A)	1,026	69,452
United Spirits, Ltd. (B)	2,025	116,357
UPL, Ltd.	10,066	120,087
Vedanta, Ltd., ADR	13,934	290,245
Wipro, Ltd., ADR (A)	65,498	358,274
Yes Bank, Ltd.	54,720	269,550
Zee Entertainment Enterprises, Ltd.	20,071	182,573
		16,535,178
Indonesia - 0.6%
Adaro Energy Tbk PT	315,000	43,065
AKR Corporindo Tbk PT	101,000	47,277
Astra International Tbk PT	679,000	414,754
Bank Central Asia Tbk PT	360,900	582,292
Bank Danamon Indonesia Tbk PT	200,286	102,585
Bank Mandiri Persero Tbk PT	715,674	421,429
Bank Negara Indonesia Persero Tbk PT	276,500	201,715
Bank Rakyat Indonesia Persero Tbk PT	1,930,000	517,940
Berlian Laju Tanker Tbk PT (B)(E)	128,000	0
Bumi Serpong Damai Tbk PT	429,500	53,789
Charoen Pokphand Indonesia Tbk PT	276,000	61,015
Gudang Garam Tbk PT	26,000	160,587
Hanjaya Mandala Sampoerna Tbk PT	362,500	126,410
Indocement Tunggal Prakarsa Tbk PT	53,500	86,598
Indofood CBP Sukses Makmur Tbk PT	114,400	75,039
Indofood Sukses Makmur Tbk PT	147,500	82,863
Jasa Marga Persero Tbk PT	123,300	58,082
Kalbe Farma Tbk PT	855,000	106,488
Matahari Department Store Tbk PT	88,500	65,015
Pakuwon Jati Tbk PT	1,217,900	61,394
Perusahaan Gas Negara Persero Tbk PT	480,500	61,891

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Indonesia (continued)
Semen Indonesia Persero Tbk PT	111,000	$80,944
Surya Citra Media Tbk PT	339,000	61,861
Telekomunikasi Indonesia Persero Tbk PT	1,932,500	632,495
Telekomunikasi Indonesia Persero Tbk
PT, ADR	358	11,535
Tower Bersama Infrastructure Tbk PT	115,900	54,765
Unilever Indonesia Tbk PT	66,500	273,893
United Tractors Tbk PT	55,279	144,124
		4,589,845
Ireland - 0.6%
AerCap Holdings NV (B)	5,178	272,415
AIB Group PLC	28,431	187,254
Bank of Ireland Group PLC (B)	28,441	242,887
CRH PLC	28,147	1,010,194
DCC PLC	3,202	322,239
Irish Bank Resolution Corp., Ltd. (B)(E)	38,483	0
James Hardie Industries PLC	15,679	275,368
Kerry Group PLC, Class A	5,738	645,291
Paddy Power Betfair PLC	2,701	321,031
Ryanair Holdings PLC, ADR (B)	1,872	195,044
Shire PLC	31,844	1,650,188
		5,121,911
Israel - 0.3%
Azrieli Group, Ltd.	1,424	79,580
Bank Hapoalim BM	35,772	262,701
Bank Leumi Le-Israel BM	54,437	327,667
Bezeq The Israeli Telecommunication
Corp., Ltd.	65,229	98,570
Check Point Software Technologies, Ltd. (B)	4,116	426,500
Elbit Systems, Ltd.	787	105,129
Frutarom Industries, Ltd.	1,283	120,227
Israel Chemicals, Ltd.	16,931	68,557
Mizrahi Tefahot Bank, Ltd.	5,543	102,103
Nice, Ltd.	1,954	178,550
Teva Pharmaceutical Industries, Ltd.	29,726	562,189
		2,331,773
Italy - 1.4%
Assicurazioni Generali SpA	44,210	804,684
Atlantia SpA	15,943	502,624
Davide Campari-Milano SpA	20,278	156,680
Enel SpA	289,660	1,781,193
Eni SpA	90,809	1,502,698
Ferrari NV	4,346	455,374
Intesa Sanpaolo SpA	480,613	1,594,602
Intesa Sanpaolo SpA	42,950	136,928
Leonardo SpA	15,427	183,322
Luxottica Group SpA	5,802	356,055
Mediobanca SpA	22,013	249,423
Poste Italiane SpA (C)	17,531	131,990
Prysmian SpA	7,382	240,543
Recordati SpA	3,480	154,649
Snam SpA	82,228	402,709
Telecom Italia SpA	233,394	165,557
Telecom Italia SpA (Milan Stock
Exchange) (B)	424,333	366,452
Terna Rete Elettrica Nazionale SpA	57,188	332,436
UniCredit SpA (B)	71,525	1,334,241
UnipolSai Assicurazioni SpA	31,557	73,609
		10,925,769
Japan - 16.1%
ABC-Mart, Inc.	1,400	80,245
Acom Company, Ltd. (A)(B)	10,000	42,015
Aeon Company, Ltd.	22,200	374,462

The accompanying notes are an integral part of the financial statements.	55

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
AEON Financial Service Company, Ltd.	4,800	$111,557
Aeon Mall Company, Ltd.	3,300	64,451
Air Water, Inc.	5,000	105,256
Aisin Seiki Company, Ltd.	6,300	352,942
Ajinomoto Company, Inc.	20,200	380,047
Alfresa Holdings Corp.	7,400	173,326
Alps Electric Company, Ltd. (A)	7,700	219,029
Amada Company, Ltd.	12,000	162,925
ANA Holdings, Inc.	4,600	191,896
Aozora Bank, Ltd.	3,900	151,329
Asahi Glass Company, Ltd. (A)	7,200	311,216
Asahi Group Holdings, Ltd.	13,300	659,940
Asahi Kasei Corp.	44,000	566,253
Asics Corp. (A)	5,900	93,779
Astellas Pharma, Inc.	72,600	922,258
Bandai Namco Holdings, Inc.	7,499	244,765
Benesse Holdings, Inc.	2,400	84,441
Bridgestone Corp. (A)	23,000	1,064,492
Brother Industries, Ltd.	9,200	226,132
Calbee, Inc.	2,500	81,244
Canon, Inc.	37,400	1,393,453
Casio Computer Company, Ltd.	6,700	96,141
Central Japan Railway Company	5,200	930,595
Chubu Electric Power Company, Inc.	21,100	261,718
Chugai Pharmaceutical Company, Ltd.	8,200	419,092
Coca-Cola Bottlers Japan, Inc.	4,700	171,497
Concordia Financial Group, Ltd.	45,800	275,463
Credit Saison Company, Ltd.	5,000	90,797
CYBERDYNE, Inc. (A)(B)	3,600	61,887
Dai Nippon Printing Company, Ltd.	10,000	222,633
Daicel Corp.	10,034	113,869
Daifuku Company, Ltd.	3,500	190,157
Dai-ichi Life Holdings, Inc.	37,100	762,485
Daiichi Sankyo Company, Ltd.	21,000	546,044
Daikin Industries, Ltd.	8,600	1,016,202
Daito Trust Construction Company, Ltd. (A)	2,500	509,328
Daiwa House Industry Company, Ltd.	20,200	774,617
Daiwa House REIT Investment Corp.	45	106,894
Daiwa Securities Group, Inc.	59,900	374,765
DeNA Company, Ltd.	3,500	72,055
Denso Corp.	16,900	1,012,458
Dentsu, Inc.	7,600	321,366
Disco Corp.	1,000	221,640
Don Quijote Holdings Company, Ltd.	3,700	192,881
East Japan Railway Company	11,500	1,121,460
Eisai Company, Ltd.	9,600	545,372
Electric Power Development Company, Ltd.	4,600	123,738
FamilyMart UNY Holdings Company, Ltd.	3,000	210,115
FANUC Corp.	6,800	1,631,296
Fast Retailing Company, Ltd.	1,900	755,466
Fuji Electric Company, Ltd.	17,000	127,710
FUJIFILM Holdings Corp.	14,700	599,833
Fujitsu, Ltd.	69,000	489,178
Fukuoka Financial Group, Inc.	29,000	162,275
Hakuhodo DY Holdings, Inc.	9,300	120,555
Hamamatsu Photonics KK	5,400	181,119
Hankyu Hanshin Holdings, Inc.	8,600	345,445
Hikari Tsushin, Inc.	700	100,502
Hino Motors, Ltd.	10,000	129,164
Hirose Electric Company, Ltd.	1,165	170,097
Hisamitsu Pharmaceutical Company, Inc.	2,400	144,995
Hitachi Chemical Company, Ltd.	3,700	94,742
Hitachi Construction Machinery
Company, Ltd.	4,100	148,590
Hitachi High-Technologies Corp.	2,900	121,885

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Hitachi Metals, Ltd.	9,000	$128,723
Hitachi, Ltd.	170,000	1,318,894
Honda Motor Company, Ltd.	61,300	2,092,016
Hoshizaki Corp.	1,900	168,331
Hoya Corp.	13,700	682,304
Hulic Company, Ltd.	9,000	100,920
Idemitsu Kosan Company, Ltd.	5,500	220,307
IHI Corp.	5,800	192,365
Iida Group Holdings Company, Ltd.	5,000	94,113
Inpex Corp.	35,500	441,834
Isetan Mitsukoshi Holdings, Ltd.	12,219	151,208
Isuzu Motors, Ltd.	18,300	305,560
ITOCHU Corp.	51,800	965,631
J Front Retailing Company, Ltd.	9,000	169,129
Japan Airlines Company, Ltd.	4,000	156,279
Japan Airport Terminal Company, Ltd.	1,500	55,535
Japan Exchange Group, Inc.	17,300	300,158
Japan Post Bank Company, Ltd.	14,000	181,828
Japan Post Holdings Company, Ltd.	56,400	646,001
Japan Prime Realty Investment Corp.	28	88,900
Japan Real Estate Investment Corp.	42	199,479
Japan Retail Fund Investment Corp.	93	170,470
Japan Tobacco, Inc. (A)	38,100	1,226,939
JFE Holdings, Inc.	18,300	437,323
JGC Corp.	7,000	135,236
JSR Corp.	6,500	127,688
JTEKT Corp.	7,300	125,079
JXTG Holdings, Inc.	106,911	687,043
Kajima Corp.	33,000	317,061
Kakaku.com, Inc. (A)	5,000	84,403
Kamigumi Company, Ltd.	4,500	99,447
Kaneka Corp.	11,829	107,816
Kansai Paint Company, Ltd.	7,000	181,645
Kao Corp.	17,700	1,195,982
Kawasaki Heavy Industries, Ltd.	5,000	174,923
KDDI Corp.	64,000	1,589,730
Keihan Holdings Company, Ltd.	3,400	100,027
Keikyu Corp.	9,000	172,693
Keio Corp. (A)	4,000	175,699
Keisei Electric Railway Company, Ltd.	5,500	176,589
Keyence Corp.	3,398	1,898,229
Kikkoman Corp.	5,000	202,198
Kintetsu Group Holdings Company, Ltd.	6,200	237,274
Kirin Holdings Company, Ltd.	30,100	758,563
Kobe Steel, Ltd. (A)(B)	10,500	96,901
Koito Manufacturing Company, Ltd.	4,000	280,053
Komatsu, Ltd.	33,200	1,199,839
Konami Holdings Corp.	3,700	203,471
Konica Minolta, Inc.	14,500	139,126
Kose Corp.	1,000	155,827
Kubota Corp.	36,700	717,831
Kuraray Company, Ltd.	13,200	248,529
Kurita Water Industries, Ltd.	4,400	142,654
Kyocera Corp.	11,100	724,686
Kyowa Hakko Kirin Company, Ltd.	9,473	182,371
Kyushu Electric Power Company, Inc. (A)	16,300	170,735
Kyushu Financial Group, Inc. (A)	14,000	84,382
Kyushu Railway Company	5,000	154,762
Lawson, Inc.	1,900	126,262
LINE Corp. (B)	2,000	81,676
Lion Corp.	8,000	151,216
LIXIL Group Corp.	8,700	235,050
M3, Inc.	7,400	259,401
Mabuchi Motor Company, Ltd.	1,600	86,487
Makita Corp.	7,800	327,112

The accompanying notes are an integral part of the financial statements.	56

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Marubeni Corp.	58,100	$420,045
Marui Group Company, Ltd.	7,600	138,929
Maruichi Steel Tube, Ltd.	2,600	75,974
Mazda Motor Corp.	18,600	248,558
McDonald’s Holdings Company
Japan, Ltd. (A)	2,600	114,255
Mebuki Financial Group, Inc.	38,910	164,377
Medipal Holdings Corp.	5,490	107,185
MEIJI Holdings Company, Ltd.	4,600	391,500
MINEBEA MITSUMI, Inc.	13,900	289,915
MISUMI Group, Inc.	9,200	267,096
Mitsubishi Chemical Holdings Corp.	50,700	554,756
Mitsubishi Corp.	53,000	1,461,410
Mitsubishi Electric Corp.	67,300	1,115,335
Mitsubishi Estate Company, Ltd.	45,200	784,809
Mitsubishi Gas Chemical Company, Inc.	7,414	212,300
Mitsubishi Heavy Industries, Ltd.	11,600	432,495
Mitsubishi Materials Corp.	3,900	138,393
Mitsubishi Motors Corp.	24,700	177,694
Mitsubishi Tanabe Pharma Corp.	8,800	181,369
Mitsubishi UFJ Financial Group, Inc.	427,100	3,108,419
Mitsubishi UFJ Lease & Finance
Company, Ltd.	17,600	104,461
Mitsui & Company, Ltd.	61,500	997,741
Mitsui Chemicals, Inc.	6,800	218,059
Mitsui Fudosan Company, Ltd.	32,300	722,405
Mitsui OSK Lines, Ltd.	4,700	156,201
Mixi, Inc.	1,800	80,618
Mizuho Financial Group, Inc.	860,700	1,556,223
MS&AD Insurance Group Holdings, Inc.	17,100	576,791
Murata Manufacturing Company, Ltd.	6,700	897,050
Nabtesco Corp.	3,900	149,026
Nagoya Railroad Company, Ltd. (A)	6,000	151,100
NEC Corp.	9,500	255,904
Nexon Company, Ltd. (B)	6,900	200,102
NGK Insulators, Ltd.	9,000	169,533
NGK Spark Plug Company, Ltd.	6,800	164,814
NH Foods, Ltd.	6,238	151,953
Nidec Corp.	8,600	1,204,147
Nikon Corp.	12,400	249,528
Nintendo Company, Ltd.	4,000	1,440,387
Nippon Building Fund, Inc.	48	234,782
Nippon Electric Glass Company, Ltd.	2,800	106,572
Nippon Express Company, Ltd.	3,000	199,222
Nippon Paint Holdings Company, Ltd.	6,000	189,578
Nippon Prologis REIT, Inc.	60	126,778
Nippon Steel & Sumitomo Metal Corp.	26,500	677,057
Nippon Telegraph & Telephone Corp.	24,300	1,142,443
Nippon Yusen KK (B)	5,500	133,824
Nissan Chemical Industries, Ltd.	4,100	163,322
Nissan Motor Company, Ltd.	83,900	835,316
Nisshin Seifun Group, Inc. (A)	7,400	149,358
Nissin Foods Holdings Company, Ltd.	2,200	160,399
Nitori Holdings Company, Ltd.	2,900	412,741
Nitto Denko Corp.	5,800	513,003
NOK Corp.	3,800	88,428
Nomura Holdings, Inc.	131,400	770,235
Nomura Real Estate Holdings, Inc.	4,500	100,541
Nomura Real Estate Master Fund, Inc.	121	150,212
Nomura Research Institute, Ltd.	5,082	235,888
NSK, Ltd.	14,615	228,973
NTT Data Corp.	22,500	266,936
NTT DOCOMO, Inc.	48,600	1,149,099
Obayashi Corp.	22,000	265,763
Obic Company, Ltd.	2,200	161,584

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Odakyu Electric Railway Company, Ltd.	10,900	$232,897
Oji Holdings Corp.	30,000	199,225
Olympus Corp.	10,200	390,201
Omron Corp.	7,100	422,301
Ono Pharmaceutical Company, Ltd.	14,500	337,295
Oracle Corp. Japan	1,500	124,142
Oriental Land Company, Ltd.	7,600	691,445
ORIX Corp.	47,800	805,950
Osaka Gas Company, Ltd.	13,800	265,365
Otsuka Corp.	2,200	168,488
Otsuka Holdings Company, Ltd.	13,400	587,687
Panasonic Corp.	79,100	1,154,379
Park24 Company, Ltd.	3,300	79,000
Persol Holdings Company, Ltd. (A)	6,200	155,226
Pola Orbis Holdings, Inc.	3,200	112,130
Rakuten, Inc. (A)	32,500	297,072
Recruit Holdings Company, Ltd.	39,700	985,749
Renesas Electronics Corp. (B)	17,100	198,316
Resona Holdings, Inc.	78,100	465,380
Ricoh Company, Ltd.	24,000	222,404
Rinnai Corp.	1,200	108,571
Rohm Company, Ltd.	3,400	374,550
Ryohin Keikaku Company, Ltd.	800	249,031
Sankyo Company, Ltd.	1,900	59,749
Santen Pharmaceutical Company, Ltd.	14,000	219,245
SBI Holdings, Inc.	8,013	166,955
Secom Company, Ltd.	7,400	558,278
Sega Sammy Holdings, Inc.	6,900	85,638
Seibu Holdings, Inc.	6,700	126,579
Seiko Epson Corp.	9,400	221,289
Sekisui Chemical Company, Ltd.	15,100	302,307
Sekisui House, Ltd.	20,000	360,773
Seven & i Holdings Company, Ltd.	26,600	1,101,943
Seven Bank, Ltd.	20,400	69,670
Sharp Corp. (B)	5,400	184,837
Shimadzu Corp.	9,000	204,178
Shimamura Company, Ltd. (A)	700	76,902
Shimano, Inc.	2,600	365,452
Shimizu Corp.	20,000	206,279
Shin-Etsu Chemical Company, Ltd.	13,500	1,367,861
Shinsei Bank, Ltd.	6,900	118,906
Shionogi & Company, Ltd.	10,300	556,559
Shiseido Company, Ltd.	13,600	655,318
Showa Shell Sekiyu KK	6,845	92,626
SMC Corp.	2,000	820,769
SoftBank Group Corp.	29,300	2,319,698
Sohgo Security Services Company, Ltd.	2,100	114,136
Sompo Holdings, Inc.	12,600	486,370
Sony Corp.	44,300	1,988,311
Sony Financial Holdings, Inc.	5,800	102,507
Stanley Electric Company, Ltd.	4,500	182,081
Start Today Company, Ltd.	7,300	221,578
Subaru Corp.	22,300	707,085
SUMCO Corp. (A)	8,200	208,171
Sumitomo Chemical Company, Ltd.	57,000	407,872
Sumitomo Corp.	40,500	686,951
Sumitomo Dainippon Pharma Company, Ltd.	7,200	106,583
Sumitomo Electric Industries, Ltd.	26,500	446,718
Sumitomo Heavy Industries, Ltd.	4,002	168,627
Sumitomo Metal Mining Company, Ltd.	8,500	388,877
Sumitomo Mitsui Financial Group, Inc.	47,800	2,060,396
Sumitomo Mitsui Trust Holdings, Inc.	11,700	462,922
Sumitomo Realty & Development
Company, Ltd.	12,000	393,828
Sumitomo Rubber Industries, Ltd.	7,100	131,586

The accompanying notes are an integral part of the financial statements.	57

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Sundrug Company, Ltd.	2,400	$111,327
Suntory Beverage & Food, Ltd.	5,000	222,349
Suruga Bank, Ltd.	6,000	128,294
Suzuken Company, Ltd.	2,640	108,389
Suzuki Motor Corp.	12,000	694,604
Sysmex Corp.	5,600	439,718
T&D Holdings, Inc.	18,800	320,737
Taiheiyo Cement Corp. (A)	4,200	180,826
Taisei Corp.	7,400	368,009
Taisho Pharmaceutical Holdings
Company, Ltd.	1,200	95,583
Taiyo Nippon Sanso Corp.	7,100	99,074
Takashimaya Company, Ltd.	11,181	117,526
Takeda Pharmaceutical Company, Ltd.	24,900	1,409,780
TDK Corp.	4,700	373,513
Teijin, Ltd. (A)	6,400	142,207
Terumo Corp. (A)	11,800	558,254
The Bank of Kyoto, Ltd.	2,600	135,025
The Chiba Bank, Ltd.	22,000	182,441
The Chugoku Electric Power Company, Inc.	8,600	92,323
The Hachijuni Bank, Ltd.	13,000	74,286
The Kansai Electric Power Company, Inc.	24,500	299,636
The Shizuoka Bank, Ltd.	17,000	174,996
The Yokohama Rubber Company, Ltd.	5,000	122,132
THK Company, Ltd.	4,000	149,519
Tobu Railway Company, Ltd.	6,400	206,551
Toho Company, Ltd.	4,567	158,086
Toho Gas Company, Ltd.	2,800	76,658
Tohoku Electric Power Company, Inc.	16,600	211,931
Tokio Marine Holdings, Inc.	24,400	1,109,786
Tokyo Electric Power Company
Holdings, Inc. (B)	56,000	221,014
Tokyo Electron, Ltd.	5,400	974,103
Tokyo Gas Company, Ltd.	13,200	301,599
Tokyo Tatemono Company, Ltd.	7,500	101,086
Tokyu Corp.	19,500	310,831
Tokyu Fudosan Holdings Corp.	15,000	108,252
Toppan Printing Company, Ltd.	20,000	180,662
Toray Industries, Inc.	53,800	506,382
Toshiba Corp. (B)	138,000	386,580
Tosoh Corp.	9,500	214,322
TOTO, Ltd.	4,500	264,979
Toyo Seikan Group Holdings, Ltd.	4,800	77,051
Toyo Suisan Kaisha, Ltd.	3,600	153,687
Toyoda Gosei Company, Ltd.	2,466	62,567
Toyota Industries Corp.	5,900	378,184
Toyota Motor Corp.	92,180	5,874,632
Toyota Tsusho Corp.	7,900	317,369
Trend Micro, Inc.	4,000	226,412
Tsuruha Holdings, Inc.	1,200	162,996
Unicharm Corp. (A)	14,600	379,120
United Urban Investment Corp.	116	166,790
USS Company, Ltd.	7,770	164,310
West Japan Railway Company	5,900	430,429
Yahoo Japan Corp. (A)	52,400	240,070
Yakult Honsha Company, Ltd.	2,843	214,519
Yamada Denki Company, Ltd.	19,300	106,290
Yamaguchi Financial Group, Inc.	7,000	82,960
Yamaha Corp.	6,200	228,698
Yamaha Motor Company, Ltd.	10,100	330,859
Yamato Holdings Company, Ltd.	12,600	252,949
Yamazaki Baking Company, Ltd.	4,000	77,886
Yaskawa Electric Corp.	9,000	394,336
Yokogawa Electric Corp.	7,686	146,746
		127,763,872

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Jersey, Channel Islands - 0.0%
Randgold Resources, Ltd.	3,371	$334,723
Luxembourg - 0.2%
ArcelorMittal (B)	23,145	750,897
Eurofins Scientific SE	367	223,067
Millicom International Cellular SA	2,582	174,298
RTL Group SA	1,422	114,153
SES SA	12,937	201,708
Tenaris SA (A)	16,418	260,585
		1,724,708
Macau - 0.1%
MGM China Holdings, Ltd.	35,912	108,371
Sands China, Ltd.	89,600	461,193
Wynn Macau, Ltd.	61,415	194,162
		763,726
Malaysia - 0.5%
AirAsia BHD	21,700	17,963
Alliance Financial Group BHD	53,600	53,953
AMMB Holdings BHD	59,087	64,373
Astro Malaysia Holdings BHD	78,000	51,080
Axiata Group BHD	99,226	134,326
British American Tobacco Malaysia BHD	4,300	42,469
CIMB Group Holdings BHD	106,988	172,792
Dialog Group BHD	166,000	102,885
DiGi.Com BHD	110,800	139,580
Felda Global Ventures Holdings BHD	39,000	16,267
Gamuda BHD	72,333	88,583
Genting BHD	72,900	165,590
Genting Malaysia BHD	105,700	146,903
Genting Plantations BHD	15,000	38,915
Hong Leong Bank BHD	23,269	97,724
Hong Leong Financial Group BHD	6,104	26,957
IHH Healthcare BHD	108,100	156,481
IJM Corp. BHD	87,420	65,837
IOI Corp. BHD	114,466	128,325
IOI Properties Group BHD	83,462	38,173
Kuala Lumpur Kepong BHD	17,150	105,960
Malayan Banking BHD	121,324	293,614
Malaysia Airports Holdings BHD	34,427	74,802
Maxis BHD	67,200	99,737
MISC BHD	26,280	48,071
Petronas Chemicals Group BHD	99,800	189,700
Petronas Dagangan BHD	12,200	72,966
Petronas Gas BHD	21,200	91,460
PPB Group BHD	17,700	75,262
Public Bank BHD	97,378	499,771
RHB Bank BHD	29,167	36,011
Sapura Energy BHD	80,300	14,049
Sime Darby BHD	108,224	59,029
Sime Darby Plantation BHD (B)	108,224	160,451
Sime Darby Property BHD (B)	108,224	47,600
Telekom Malaysia BHD	42,705	66,413
Tenaga Nasional BHD	124,350	468,486
UMW Holdings BHD (B)	25,500	32,671
YTL Corp. BHD	156,867	53,022
YTL Power International BHD	52,410	16,698
		4,254,949
Malta - 0.0%
Brait SE (B)	14,256	48,012
Mexico - 0.7%
Alfa SAB de CV, Class A	97,680	107,554
America Movil SAB de CV, Series L	1,160,032	999,412
Arca Continental SAB de CV	16,000	110,790
Cemex SAB de CV (B)	489,349	366,094

The accompanying notes are an integral part of the financial statements.	58

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Mexico (continued)
Coca-Cola Femsa SAB de CV, Series L	19,312	$134,715
El Puerto de Liverpool SAB de CV,
Series C1 (A)	7,600	48,060
Fibra Uno Administracion SA de CV (A)	89,000	131,672
Fomento Economico Mexicano SAB de
CV (A)	68,120	640,683
Fresnillo PLC	7,504	144,181
Gentera SAB de CV	28,000	23,269
Gruma SAB de CV, Class B	5,900	74,821
Grupo Aeroportuario del Pacifico SAB de CV,
B Shares	14,000	143,827
Grupo Aeroportuario del Sureste SAB de CV,
B Shares	8,020	146,291
Grupo Bimbo SAB de CV, Series A	47,784	105,884
Grupo Carso SAB de CV, Series A1 (A)	17,777	58,577
Grupo Financiero Banorte SAB de CV,
Series O	87,962	482,835
Grupo Financiero Inbursa SAB de CV,
Series O (A)	86,738	142,001
Grupo Financiero Santander Mexico SAB de
CV, Class B	65,000	95,041
Grupo Lala SAB de CV (A)	27,400	38,517
Grupo Mexico SAB de CV, Series B	136,866	451,962
Grupo Televisa SAB (A)	87,126	326,349
Industrias Penoles SAB de CV	4,883	102,043
Infraestructura Energetica Nova SAB de CV	18,000	88,066
Kimberly-Clark de Mexico SAB de CV,
Class A (A)	56,178	98,913
Mexichem SAB de CV (A)	32,431	80,275
Promotora y Operadora de Infraestructura
SAB de CV	9,800	96,826
Wal-Mart de Mexico SAB de CV	186,488	457,340
		5,695,998
Netherlands - 3.1%
ABN AMRO Group NV (C)	15,368	495,476
Aegon NV	65,747	417,753
Akzo Nobel NV	9,029	792,249
Altice NV, Class A (A)(B)	17,631	184,886
ASML Holding NV	13,047	2,268,325
Boskalis Westminster	3,669	138,261
EXOR NV	3,992	244,718
Heineken Holding NV	4,217	416,935
Heineken NV	9,190	958,030
ING Groep NV	134,838	2,475,178
Koninklijke Ahold Delhaize NV	44,551	979,361
Koninklijke DSM NV	6,436	614,790
Koninklijke KPN NV	122,257	426,832
Koninklijke Philips NV	32,647	1,232,704
Koninklijke Vopak NV	2,830	123,966
NN Group NV	11,099	480,070
NXP Semiconductors NV (B)	12,069	1,413,159
QIAGEN NV (B)	7,963	248,369
Randstad Holding NV	4,395	269,672
Royal Dutch Shell PLC, A Shares	162,652	5,429,832
Royal Dutch Shell PLC, B Shares	132,490	4,461,463
Wolters Kluwer NV	10,629	554,084
		24,626,113
New Zealand - 0.1%
Auckland International Airport, Ltd. (A)	34,116	156,603
Fisher & Paykel Healthcare Corp., Ltd.	19,921	202,111
Fletcher Building, Ltd. (A)	23,909	128,778
Mercury NZ, Ltd.	24,155	57,634
Meridian Energy, Ltd.	43,320	89,849
Ryman Healthcare, Ltd. (A)	12,940	96,997

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
New Zealand (continued)
Spark New Zealand, Ltd.	63,312	$162,841
		894,813
Norway - 0.4%
DNB ASA	34,358	636,015
Gjensidige Forsikring ASA	6,934	130,791
Marine Harvest ASA (A)(B)	12,838	217,099
Norsk Hydro ASA	44,388	336,497
Orkla ASA	27,353	289,862
Schibsted ASA, B Shares	3,056	81,233
Statoil ASA (A)	41,939	897,848
Telenor ASA (A)	26,027	557,155
Yara International ASA (A)	6,981	320,528
		3,467,028
Peru - 0.1%
Cia de Minas Buenaventura SAA, ADR (A)	2,364	33,285
Credicorp, Ltd.	2,134	442,656
Southern Copper Corp.	2,874	136,371
		612,312
Philippines - 0.3%
Aboitiz Equity Ventures, Inc.	85,070	126,029
Aboitiz Power Corp.	72,200	60,040
Ayala Corp.	7,160	145,549
Ayala Land, Inc.	253,800	226,414
Bank of the Philippine Islands	29,885	64,691
BDO Unibank, Inc.	77,140	253,114
Globe Telecom, Inc.	970	36,914
GT Capital Holdings, Inc.	3,100	80,195
JG Summit Holdings, Inc.	85,100	122,889
Jollibee Foods Corp.	18,900	95,758
Megaworld Corp.	564,000	58,274
Metropolitan Bank & Trust Company	46,417	94,172
PLDT, Inc.	3,730	110,639
Security Bank Corp.	15,170	76,305
SM Investments Corp.	8,302	164,490
SM Prime Holdings, Inc.	241,744	181,518
Universal Robina Corp.	30,280	91,606
		1,988,597
Poland - 0.3%
Alior Bank SA (B)	4,231	96,402
Bank Handlowy w Warszawie SA	1,164	27,359
Bank Millennium SA (B)	12,341	31,647
Bank Pekao SA	4,928	183,006
Bank Zachodni WBK SA	1,033	117,394
Boryszew SA (B)	2,380	6,300
CCC SA	1,215	99,355
CD Projekt SA	2,349	65,427
Cyfrowy Polsat SA	6,360	45,348
Grupa Lotos SA	3,293	54,483
KGHM Polska Miedz SA	5,681	180,898
LPP SA	42	107,326
mBank SA (B)	525	69,987
Orange Polska SA (B)	26,179	43,501
PGE Polska Grupa Energetyczna SA (B)	26,654	92,123
Polski Koncern Naftowy ORLEN SA	11,432	347,473
Polskie Gornictwo Naftowe i
Gazownictwo SA	62,946	113,682
Powszechna Kasa Oszczednosci Bank
Polski SA (B)	30,479	386,939
Powszechny Zaklad Ubezpieczen SA	23,000	278,200
Tauron Polska Energia SA (B)	37,474	32,792
		2,379,642
Portugal - 0.1%
EDP - Energias de Portugal SA (A)	84,624	292,727

The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Portugal (continued)
Galp Energia SGPS SA	15,169	$278,696
Jeronimo Martins SGPS SA	7,332	142,389
		713,812
Romania - 0.0%
NEPI Rockcastle PLC	12,881	221,914
Russia - 0.8%
Gazprom PJSC, ADR	251,662	1,109,829
Gazprom PJSC, ADR	3,680	16,177
LUKOIL PJSC, ADR	23,756	1,369,533
MMC Norilsk Nickel PJSC, ADR	39,185	740,988
Mobile TeleSystems PJSC, ADR	20,264	206,490
Novatek PJSC, GDR	3,057	367,136
Rosneft Oil Company PJSC, GDR	9,131	45,435
Rosneft Oil Company PJSC, GDR	30,000	149,276
Sberbank of Russia PJSC, ADR	40,000	681,200
Sberbank of Russia PJSC, ADR	34,900	588,171
Severstal PJSC, GDR	4,250	65,037
Surgutneftegas OJSC, ADR	22,274	109,365
Surgutneftegas OJSC, ADR	23,070	108,662
Tatneft PJSC, ADR	7,986	401,536
VTB Bank PJSC, GDR	50,760	92,282
		6,051,117
Singapore - 0.9%
Ascendas Real Estate Investment Trust	97,931	198,756
CapitaLand Commercial Trust	82,786	119,246
CapitaLand Mall Trust	90,402	143,823
CapitaLand, Ltd.	89,999	236,759
City Developments, Ltd.	16,600	154,382
ComfortDelGro Corp., Ltd.	90,200	133,270
DBS Group Holdings, Ltd.	64,118	1,185,945
Genting Singapore PLC	226,200	220,916
Global Logistic Properties, Ltd.	108,000	271,958
Golden Agri-Resources, Ltd.	284,496	78,541
Hutchison Port Holdings Trust	230,300	95,343
Jardine Cycle & Carriage, Ltd.	4,152	126,031
Keppel Corp., Ltd.	55,069	301,349
Oversea-Chinese Banking Corp., Ltd.	113,197	1,045,741
SATS, Ltd.	29,800	115,704
Sembcorp Industries, Ltd.	38,019	85,879
Singapore Airlines, Ltd.	23,140	184,306
Singapore Exchange, Ltd.	28,000	155,481
Singapore Press Holdings, Ltd. (A)	59,500	117,712
Singapore Technologies Engineering, Ltd.	54,000	131,376
Singapore Telecommunications, Ltd.	294,940	786,347
StarHub, Ltd.	21,000	44,687
Suntec Real Estate Investment Trust	103,300	165,661
United Overseas Bank, Ltd.	47,508	936,526
UOL Group, Ltd.	20,239	133,866
Wilmar International, Ltd.	72,000	165,922
		7,335,527
South Africa - 1.8%
Anglo American Platinum, Ltd. (B)	2,632	75,279
AngloGold Ashanti, Ltd.	14,430	150,446
Aspen Pharmacare Holdings, Ltd.	14,246	319,326
Barclays Africa Group, Ltd.	25,092	367,584
Bid Corp., Ltd.	11,078	269,250
Capitec Bank Holdings, Ltd.	1,337	118,503
Coronation Fund Managers, Ltd.	8,138	48,450
Discovery, Ltd.	16,606	249,694
Exxaro Resources, Ltd.	4,891	64,131
FirstRand, Ltd.	118,126	639,487
Fortress REIT, Ltd., Class A	32,243	48,258
Fortress REIT, Ltd., Class B	25,525	86,894
Gold Fields, Ltd.	29,492	127,819

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Africa (continued)
Growthpoint Properties, Ltd.	84,665	$189,001
Hyprop Investments, Ltd.	8,505	80,657
Imperial Holdings, Ltd.	6,917	146,166
Investec PLC	24,383	175,563
Investec, Ltd.	7,953	57,768
Liberty Holdings, Ltd.	4,754	47,645
Life Healthcare Group Holdings, Ltd.	59,036	132,593
Mediclinic International PLC	9,103	78,312
MMI Holdings, Ltd.	19,936	33,738
Mondi PLC	12,906	335,409
Mondi, Ltd.	4,137	106,588
Mr. Price Group, Ltd.	8,969	176,883
MTN Group, Ltd.	59,164	653,192
Naspers, Ltd., N Shares	15,059	4,172,146
Nedbank Group, Ltd.	7,167	147,838
Netcare, Ltd.	36,217	73,555
Pick n Pay Stores, Ltd.	7,147	40,087
Pioneer Foods Group, Ltd.	6,354	69,953
PSG Group, Ltd.	4,220	92,072
Rand Merchant Investment Holdings, Ltd.	31,847	117,909
Redefine Properties, Ltd.	204,675	177,023
Remgro, Ltd.	20,519	390,982
Resilient REIT, Ltd.	9,826	120,008
RMB Holdings, Ltd.	31,391	200,359
Sanlam, Ltd.	47,254	331,178
Sappi, Ltd.	26,810	193,803
Sasol, Ltd.	19,396	670,481
Shoprite Holdings, Ltd.	16,492	294,800
Sibanye Gold, Ltd.	57,157	72,990
Standard Bank Group, Ltd.	42,608	670,881
Steinhoff International Holdings NV	97,104	36,451
Telkom SA SOC, Ltd.	13,339	51,993
The Bidvest Group, Ltd.	11,166	195,960
The Foschini Group, Ltd.	7,014	111,523
The SPAR Group, Ltd.	5,706	93,795
Tiger Brands, Ltd.	6,286	233,377
Truworths International, Ltd.	19,528	148,873
Vodacom Group, Ltd.	19,298	226,314
Woolworths Holdings, Ltd.	33,746	177,829
		13,890,816
South Korea - 3.5%
Amorepacific Corp. (B)	1,183	336,259
AMOREPACIFIC Group (B)	770	101,375
BGF retail Company, Ltd. (B)	230	45,117
BNK Financial Group, Inc. (B)	8,021	70,495
Celltrion, Inc. (A)(B)	2,956	609,736
Cheil Worldwide, Inc.	3,910	77,415
CJ CheilJedang Corp. (B)	326	111,471
CJ Corp. (B)	456	77,206
CJ E&M Corp. (B)	972	88,694
CJ Logistics Corp. (B)	392	51,260
Coway Company, Ltd.	1,930	175,879
Daelim Industrial Company, Ltd. (B)	877	67,504
Daewoo Engineering & Construction
Company, Ltd. (B)	2,130	11,778
DB Insurance Company, Ltd. (B)	1,810	120,305
DGB Financial Group, Inc. (B)	4,763	46,869
Doosan Bobcat, Inc. (B)	1,853	61,860
Doosan Heavy Industries & Construction
Company, Ltd. (B)	2,030	29,096
E-MART, Inc. (B)	817	206,614
GS Engineering & Construction Corp. (B)	1,468	38,788
GS Holdings Corp. (B)	2,038	118,339
Hana Financial Group, Inc.	9,912	460,724
Hankook Tire Company, Ltd. (B)	3,008	153,250

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Hanmi Pharm Company, Ltd. (B)	219	$119,393
Hanmi Science Company, Ltd. (B)	689	71,274
Hanon Systems	9,450	122,732
Hanssem Company, Ltd. (B)	370	62,138
Hanwha Chemical Corp.	4,418	130,338
Hanwha Corp. (B)	2,040	78,886
Hanwha Life Insurance Company, Ltd. (B)	8,120	52,339
Hanwha Techwin Company, Ltd. (B)	1,769	58,728
Hotel Shilla Company, Ltd. (B)	1,190	94,265
Hyosung Corp. (B)	1,033	134,460
Hyundai Department Store Company, Ltd. (B)	494	48,151
Hyundai Development Co-Engineering &
Construction (B)	2,360	84,910
Hyundai Engineering & Construction
Company, Ltd. (B)	2,649	89,815
Hyundai Glovis Company, Ltd. (B)	539	68,516
Hyundai Heavy Industries Company, Ltd. (B)	1,245	116,780
Hyundai Marine & Fire Insurance
Company, Ltd. (B)	2,650	116,222
Hyundai Mobis Company, Ltd. (B)	2,332	573,003
Hyundai Motor Company	5,358	779,785
Hyundai Robotics Company, Ltd. (B)	744	265,108
Hyundai Steel Company (B)	2,189	119,850
Hyundai Wia Corp. (B)	644	39,138
Industrial Bank of Korea	7,080	108,603
Kakao Corp. (A)(B)	1,350	172,233
Kangwon Land, Inc. (B)	4,000	130,021
KB Financial Group, Inc.	10,980	649,831
KB Financial Group, Inc., ADR	2,772	162,190
KCC Corp.	196	69,628
KEPCO Plant Service & Engineering
Company, Ltd. (B)	700	26,520
Kia Motors Corp. (B)	8,934	279,279
Korea Aerospace Industries, Ltd. (B)	1,710	75,781
Korea Electric Power Corp.	6,370	226,431
Korea Electric Power Corp., ADR	4,277	75,746
Korea Gas Corp. (B)	1,166	46,393
Korea Investment Holdings Company, Ltd. (B)	1,170	75,333
Korea Zinc Company, Ltd. (B)	339	155,960
Korean Air Lines Company, Ltd. (B)	1,349	42,576
KT Corp.	2,633	74,393
KT&G Corp.	4,323	465,788
Kumho Petrochemical Company, Ltd. (B)	614	57,005
LG Chem, Ltd.	1,568	592,916
LG Corp. (B)	3,654	310,527
LG Display Company, Ltd.	7,650	212,933
LG Display Company, Ltd., ADR	2,417	33,258
LG Electronics, Inc.	3,460	342,105
LG Household & Health Care, Ltd. (B)	362	401,836
LG Innotek Company, Ltd. (B)	650	87,173
Lotte Chemical Corp. (B)	562	192,975
Lotte Corp. (B)	819	49,945
Lotte Shopping Company, Ltd. (B)	366	67,977
Medy-Tox, Inc.	140	63,370
Mirae Asset Daewoo Company, Ltd. (B)	13,812	118,184
NAVER Corp. (B)	965	783,946
NCSoft Corp. (B)	632	263,737
Netmarble Games Corp. (B)(C)	560	98,372
NH Investment & Securities
Company, Ltd. (B)	3,944	51,051
OCI Company, Ltd. (B)	650	82,592
Orion Corp. (B)	940	91,600
Pan Ocean Company, Ltd. (B)	11,652	57,254
POSCO	2,592	806,245
Posco Daewoo Corp. (B)	1,626	27,530

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
S-1 Corp.	810	$80,998
Samsung Biologics Company, Ltd. (B)(C)	550	190,238
Samsung C&T Corp. (B)	2,732	321,133
Samsung Card Company, Ltd. (B)	1,490	55,118
Samsung Electro-Mechanics
Company, Ltd. (B)	2,318	216,083
Samsung Electronics Company, Ltd.	3,398	8,073,347
Samsung Fire & Marine
Insurance Company, Ltd. (B)	1,090	271,784
Samsung Heavy Industries Company, Ltd. (B)	10,163	69,480
Samsung Life Insurance Company, Ltd. (B)	2,349	272,514
Samsung SDI Company, Ltd.	1,793	341,828
Samsung SDS Company, Ltd. (B)	1,346	250,975
Samsung Securities Company, Ltd. (B)	2,834	96,731
Shinhan Financial Group Company, Ltd.	14,125	651,971
Shinhan Financial Group Company, Ltd., ADR	350	16,240
Shinsegae, Inc. (B)	197	55,196
SillaJen, Inc. (B)	1,857	161,967
SK Holdings Company, Ltd. (B)	1,335	352,781
SK Hynix, Inc.	20,356	1,445,812
SK Innovation Company, Ltd.	2,274	433,813
SK Networks Company, Ltd. (B)	3,090	19,186
SK Telecom Company, Ltd.	677	168,789
S-Oil Corp.	1,778	194,201
Woori Bank	12,174	178,962
Yuhan Corp. (B)	385	78,761
		27,913,010
Spain - 2.1%
Abertis Infraestructuras SA	24,637	548,164
ACS Actividades de Construccion y
Servicios SA	8,847	345,595
Aena SME SA (C)	2,372	480,043
Amadeus IT Group SA	15,239	1,096,633
Banco Bilbao Vizcaya Argentaria SA	233,391	1,983,401
Banco de Sabadell SA	196,135	388,826
Banco Santander SA	562,407	3,687,263
Bankia SA	40,108	191,433
Bankinter SA	23,159	219,077
CaixaBank SA	126,097	586,201
Enagas SA	7,812	223,418
Endesa SA	10,933	233,832
Ferrovial SA	18,161	412,129
Gas Natural SDG SA	12,174	280,957
Grifols SA	10,824	316,482
Iberdrola SA	204,213	1,580,868
Industria de Diseno Textil SA	38,358	1,333,772
Mapfre SA	37,878	121,499
Red Electrica Corp. SA	15,612	350,445
Repsol SA	43,871	774,604
Siemens Gamesa Renewable Energy SA	9,848	134,853
Telefonica SA	159,005	1,548,346
		16,837,841
Sweden - 1.8%
Alfa Laval AB	10,314	243,960
Assa Abloy AB, B Shares	35,703	740,175
Atlas Copco AB, A Shares	23,341	1,007,306
Atlas Copco AB, B Shares	13,732	526,308
Boliden AB	10,826	370,225
Electrolux AB, Series B	9,396	302,508
Essity AB, Class B (B)	21,740	617,805
Getinge AB, B Shares	7,442	107,914
Hennes & Mauritz AB, B Shares (A)	33,681	696,653
Hexagon AB, B Shares	9,164	459,704
Husqvarna AB, B Shares	18,793	178,806

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Sweden (continued)
ICA Gruppen AB (A)	2,659	$96,599
Industrivarden AB, C Shares	6,375	157,257
Investor AB, B Shares	15,825	721,741
Kinnevik AB, B Shares	8,775	296,515
L E Lundbergforetagen AB, B Shares	1,273	95,095
Lundin Petroleum AB (B)	6,165	141,124
Nordea Bank AB	106,800	1,293,131
Sandvik AB	39,455	690,648
Securitas AB, B Shares	10,739	187,311
Skandinaviska Enskilda Banken AB, Series A	53,076	623,239
Skanska AB, B Shares	11,411	236,444
SKF AB, B Shares	14,059	312,332
Svenska Handelsbanken AB, A Shares	54,342	742,640
Swedbank AB, A Shares	31,489	759,666
Swedish Match AB	6,740	265,500
Tele2 AB, B Shares	14,276	175,452
Telefonaktiebolaget LM Ericsson, B Shares	106,573	703,353
Telia Company AB	94,485	421,156
Volvo AB, B Shares	54,963	1,023,515
		14,194,082
Switzerland - 5.9%
ABB, Ltd.	64,343	1,723,385
Adecco Group AG	5,738	438,499
Baloise Holding AG	1,757	273,118
Barry Callebaut AG (B)	81	168,835
Chocoladefabriken Lindt & Spruengli AG	40	244,176
Chocoladefabriken Lindt & Spruengli AG
(Swiss Stock Exchange)	4	289,466
Cie Financiere Richemont SA	18,604	1,684,925
Coca-Cola HBC AG (B)	6,783	221,519
Credit Suisse Group AG (B)	86,749	1,547,231
Dufry AG (B)	1,514	224,738
EMS-Chemie Holding AG	321	214,160
Ferguson PLC	8,831	633,746
Geberit AG	1,329	584,981
Givaudan SA	334	771,516
Glencore PLC (B)	434,797	2,275,707
Julius Baer Group, Ltd. (B)	7,923	484,508
Kuehne + Nagel International AG	1,941	343,400
LafargeHolcim, Ltd. (B)	9,914	558,375
LafargeHolcim, Ltd. (London Stock
Exchange) (B)	6,464	363,928
Lonza Group AG (B)	2,701	728,477
Nestle SA	109,774	9,437,958
Novartis AG	78,525	6,608,076
Pargesa Holding SA	1,375	119,096
Partners Group Holding AG	617	422,764
Roche Holding AG	24,813	6,274,100
Schindler Holding AG	806	182,260
Schindler Holding AG,
Participation Certificates	1,486	341,766
SGS SA	193	503,158
Sika AG	77	610,918
Sonova Holding AG	1,863	290,801
STMicroelectronics NV	23,162	505,256
Straumann Holding AG	362	255,373
Swiss Life Holding AG (B)	1,182	417,806
Swiss Prime Site AG (B)	2,602	240,358
Swiss Re AG	11,628	1,087,459
Swisscom AG (A)	910	483,899
The Swatch Group AG	2,152	164,140
The Swatch Group AG, BR Shares	1,092	444,639
UBS Group AG (B)	129,967	2,387,852
Vifor Pharma AG	1,821	233,124

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Switzerland (continued)
Zurich Insurance Group AG	5,394	$1,640,011
		46,425,504
Taiwan - 2.3%
Acer, Inc. (B)	58,018	46,970
Advanced Semiconductor Engineering, Inc.	222,677	285,033
Advantech Company, Ltd.	12,089	85,420
Airtac International Group	4,000	71,651
Asia Cement Corp.	36,863	34,872
Asustek Computer, Inc.	24,952	234,050
AU Optronics Corp.	163,827	68,086
Catcher Technology Company, Ltd.	22,184	243,086
Cathay Financial Holding Company, Ltd.	259,901	465,624
Chailease Holding Company, Ltd.	34,000	98,626
Chang Hwa Commercial Bank, Ltd.	103,078	57,243
Cheng Shin Rubber Industry Company, Ltd.	43,680	77,056
China Airlines, Ltd. (B)	26,874	10,488
China Development Financial Holding Corp.	479,153	163,127
China Life Insurance Company, Ltd.	90,906	91,197
China Steel Corp.	363,388	301,980
Chunghwa Telecom Company, Ltd.	121,148	430,939
Compal Electronics, Inc.	79,764	57,013
CTBC Financial Holding Company, Ltd.	517,465	355,709
Delta Electronics, Inc.	70,866	340,466
E.Sun Financial Holding Company, Ltd.	262,457	166,423
Eclat Textile Company, Ltd.	6,259	62,356
Eva Airways Corp.	29,310	15,577
Evergreen Marine Corp Taiwan, Ltd. (B)	9,897	5,421
Far Eastern New Century Corp.	64,875	58,303
Far EasTone Telecommunications
Company, Ltd.	45,159	111,489
First Financial Holding Company, Ltd.	360,287	236,347
Formosa Chemicals & Fibre Corp.	100,212	345,732
Formosa Petrochemical Corp.	43,720	169,107
Formosa Plastics Corp.	131,086	433,748
Formosa Taffeta Company, Ltd.	5,000	5,249
Foxconn Technology Company, Ltd.	15,513	44,215
Fubon Financial Holding Company, Ltd.	211,112	358,883
Highwealth Construction Corp.	27,000	38,302
Hon Hai Precision Industry Company, Ltd.	528,460	1,680,286
Hotai Motor Company, Ltd.	9,000	106,761
HTC Corp. (B)	26,997	66,196
Hua Nan Financial Holdings Company, Ltd.	259,620	145,962
Innolux Corp.	297,841	123,637
Inventec Corp.	25,899	20,611
Largan Precision Company, Ltd.	3,143	421,889
Lite-On Technology Corp.	39,626	53,900
Macronix International (B)	63,000	93,062
MediaTek, Inc.	49,340	485,002
Mega Financial Holding Company, Ltd.	387,134	312,167
Micro-Star International Company, Ltd.	23,000	59,025
Nan Ya Plastics Corp.	148,992	389,274
Novatek Microelectronics Corp.	7,361	27,984
Pegatron Corp.	71,989	173,451
Pou Chen Corp.	36,641	47,358
Powertech Technology, Inc.	13,149	38,724
President Chain Store Corp.	21,496	204,721
Quanta Computer, Inc.	92,771	192,579
Realtek Semiconductor Corp.	5,999	21,867
Shin Kong Financial Holding Company, Ltd.	107,046	37,660
Siliconware Precision Industries
Company, Ltd.	54,855	92,587
SinoPac Financial Holdings Company, Ltd.	149,767	48,646
Synnex Technology International Corp.	24,928	33,906
Taishin Financial Holding Company, Ltd.	299,557	139,166
Taiwan Cement Corp.	60,781	74,358

The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Taiwan Cooperative Financial Holding
Company, Ltd.	265,687	$148,063
Taiwan Mobile Company, Ltd.	62,257	224,623
Taiwan Semiconductor
Manufacturing Company, Ltd.	851,227	6,517,909
Teco Electric & Machinery Company, Ltd.	16,000	15,279
Uni-President Enterprises Corp.	151,487	335,488
United Microelectronics Corp.	455,313	216,203
Win Semiconductors Corp.	12,000	113,408
Winbond Electronics Corp.	102,000	79,969
Wistron Corp.	41,383	33,164
WPG Holdings, Ltd.	52,000	68,664
Ya Hsin Industrial Company, Ltd. (B)(E)	36,000	0
Yuanta Financial Holdings Company, Ltd.	339,267	156,885
		18,570,222
Thailand - 0.5%
Advanced Info Service PCL	48,400	283,485
Airports of Thailand PCL	150,000	312,347
Bangkok Bank PCL	8,300	55,684
Banpu PCL	110,000	65,748
Bumrungrad Hospital PCL, NVDR	14,300	82,909
Charoen Pokphand Foods PCL	136,200	100,180
CP ALL PCL	173,500	409,485
Delta Electronics Thailand PCL	24,300	54,551
Electricity Generating PCL	7,600	50,353
Energy Absolute PCL, Foreign Shares	56,900	91,525
Glow Energy PCL	27,900	69,559
Home Product Center PCL	204,400	80,241
IRPC PCL	528,400	114,083
Kasikornbank PCL, Foreign Shares	39,400	288,344
KCE Electronics PCL	15,000	38,043
Krung Thai Bank PCL	164,375	96,624
PTT Exploration & Production PCL	60,147	184,327
PTT Global Chemical PCL	83,073	216,518
PTT PCL	37,500	505,359
Robinson PCL	28,700	64,247
Thai Oil PCL	28,800	91,389
Thai Union Group PCL	95,900	58,555
The Siam Cement PCL	11,300	169,699
The Siam Commercial Bank PCL	70,748	324,731
TMB Bank PCL	739,100	68,437
True Corp. PCL (B)	448,802	85,136
		3,961,559
Turkey - 0.2%
Akbank Turk AS	67,697	175,687
Anadolu Efes Biracilik Ve Malt Sanayii AS	8,117	51,871
Arcelik AS	6,139	34,808
BIM Birlesik Magazalar AS	8,214	168,919
Coca-Cola Icecek AS	2,884	26,010
Emlak Konut Gayrimenkul Yatirim Ortakligi
AS (B)	62,402	46,209
Eregli Demir ve Celik Fabrikalari TAS	30,186	79,645
Ford Otomotiv Sanayi AS	4,572	72,642
Haci Omer Sabanci Holding AS	31,762	93,052
KOC Holding AS	25,423	123,866
TAV Havalimanlari Holding AS	4,656	27,558
Tupras Turkiye Petrol Rafinerileri AS	4,998	160,168
Turk Hava Yollari AO (B)	25,366	105,007
Turk Telekomunikasyon AS (B)	22,064	37,432
Turkcell Iletisim Hizmetleri AS	29,771	121,391
Turkiye Garanti Bankasi AS	86,216	243,633
Turkiye Halk Bankasi AS	25,911	73,634
Turkiye Is Bankasi, Class C	60,572	111,222
Turkiye Sise ve Cam Fabrikalari AS	43,843	54,326

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Turkey (continued)
Turkiye Vakiflar Bankasi TAO, Class D	22,351	$39,866
Yapi ve Kredi Bankasi AS (B)	35,813	40,951
		1,887,897
United Kingdom - 10.4%
3i Group PLC	35,391	435,702
Admiral Group PLC	7,852	211,786
Anglo American PLC	46,878	975,012
Ashtead Group PLC	17,291	463,769
Associated British Foods PLC	12,514	475,967
AstraZeneca PLC	44,853	3,095,102
Auto Trader Group PLC (C)	35,298	167,777
Aviva PLC	144,098	982,792
Babcock International Group PLC	8,659	82,393
BAE Systems PLC	112,932	872,548
Barclays PLC	598,322	1,637,826
Barratt Developments PLC	34,575	301,613
Berkeley Group Holdings PLC	4,863	275,079
BP PLC	705,981	4,952,648
British American Tobacco PLC	81,272	5,493,877
BT Group PLC	299,131	1,096,398
Bunzl PLC	11,951	333,912
Burberry Group PLC	15,023	362,202
Capita PLC	24,980	134,969
Centrica PLC	198,616	368,439
CNH Industrial NV	37,712	504,530
Cobham PLC (B)	83,144	141,466
Coca-Cola European Partners PLC (A)	8,055	321,110
Compass Group PLC	55,479	1,196,247
ConvaTec Group PLC (C)	55,402	152,761
Croda International PLC	4,815	287,034
Diageo PLC	89,214	3,270,075
Direct Line Insurance Group PLC	47,366	243,735
easyJet PLC	5,884	116,021
Experian PLC	34,148	752,712
Fiat Chrysler Automobiles NV (B)	37,748	673,925
G4S PLC	56,956	204,989
GKN PLC	59,980	257,932
GlaxoSmithKline PLC	174,116	3,083,447
Hammerson PLC	29,315	216,284
Hargreaves Lansdown PLC	8,843	214,759
HSBC Holdings PLC	707,750	7,309,678
IMI PLC	10,620	190,796
Imperial Brands PLC	33,544	1,430,804
InterContinental Hotels Group PLC	6,401	407,133
International Consolidated Airlines Group SA	27,874	241,559
Intertek Group PLC	5,765	403,166
ITV PLC	123,778	276,226
J Sainsbury PLC	60,381	196,620
John Wood Group PLC	23,390	204,653
Johnson Matthey PLC	7,039	291,684
Kingfisher PLC	80,383	367,031
Land Securities Group PLC	25,836	351,026
Legal & General Group PLC	215,482	793,313
Lloyds Banking Group PLC	2,549,112	2,337,487
London Stock Exchange Group PLC	10,826	553,714
Marks & Spencer Group PLC	58,909	249,928
Meggitt PLC	29,260	189,995
Merlin Entertainments PLC (C)	24,601	120,521
Micro Focus International PLC	15,771	536,005
National Grid PLC	120,125	1,416,093
Next PLC	5,306	323,396
Old Mutual PLC	171,206	534,745
Pearson PLC	29,871	295,902
Persimmon PLC	11,028	407,421
Prudential PLC	91,852	2,352,354

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Reckitt Benckiser Group PLC	23,742	$2,214,969
RELX NV	34,121	784,249
RELX PLC	38,212	896,001
Rio Tinto PLC	43,871	2,301,362
Rio Tinto, Ltd.	15,081	886,688
Rolls-Royce Holdings PLC (B)	57,457	655,743
Royal Bank of Scotland Group PLC (B)	123,269	462,232
Royal Mail PLC	33,479	204,543
RSA Insurance Group PLC	36,841	314,030
Schroders PLC	4,962	234,882
Segro PLC	35,401	280,217
Severn Trent PLC	8,552	249,193
Sky PLC (B)	35,709	487,330
Smith & Nephew PLC	30,850	533,800
Smiths Group PLC	14,281	286,612
SSE PLC	35,884	637,937
St. James’s Place PLC	17,965	296,784
Standard Chartered PLC (B)	115,300	1,210,830
Standard Life Aberdeen PLC	97,304	572,342
Taylor Wimpey PLC	113,396	315,491
Tesco PLC	292,338	827,060
The British Land Company PLC	35,353	329,254
The Sage Group PLC	38,587	414,828
The Weir Group PLC	7,602	217,468
Travis Perkins PLC	9,089	192,171
Unilever NV	56,490	3,180,547
Unilever PLC	45,466	2,521,817
United Utilities Group PLC	23,943	267,879
Vodafone Group PLC	944,290	2,984,890
Whitbread PLC	6,448	347,833
Wm Morrison Supermarkets PLC	81,037	240,717
Worldpay Group PLC (C)	72,295	414,871
WPP PLC (A)	46,027	831,510
		82,734,168
United States - 0.1%
Carnival PLC	6,668	438,723
Valeant Pharmaceuticals International, Inc. (B)	13,100	273,047
		711,770
TOTAL COMMON STOCKS (Cost $544,090,229)		$758,483,582

PREFERRED SECURITIES - 1.1%
Brazil - 0.5%
Banco Bradesco SA	106,201	1,082,907
Braskem SA, A Shares	4,100	52,969
Centrais Eletricas Brasileiras SA, B Shares	4,300	29,465
Cia Brasileira de Distribuicao	2,538	60,404
Cia Energetica de Minas Gerais	31,260	64,652
Gerdau SA	31,800	118,530
Itau Unibanco Holding SA	111,526	1,430,175
Itausa - Investimentos Itau SA	141,954	463,010
Lojas Americanas SA	24,076	123,695
Petroleo Brasileiro SA (B)	138,651	672,827
Telefonica Brasil SA	6,552	96,059
		4,194,693
Germany - 0.4%
Bayerische Motoren Werke AG	2,090	186,499
FUCHS PETROLUB SE	2,735	144,820
Henkel AG & Company KGaA	6,296	831,419
Porsche Automobil Holding SE	5,169	431,974
Schaeffler AG	5,570	98,280

International Equity Index Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Germany (continued)
Volkswagen AG	6,657	$1,322,297
		3,015,289
South Korea - 0.2%
Amorepacific Corp.	300	46,507
Hyundai Motor Company	705	61,586
Hyundai Motor Company, 2nd Preferred	1,197	113,922
LG Chem, Ltd.	162	37,628
LG Household & Health Care, Ltd.	112	72,944
Samsung Electronics Company, Ltd.	616	1,199,606
		1,532,193
TOTAL PREFERRED SECURITIES (Cost $6,635,968)		$8,742,175

RIGHTS - 0.0%
Repsol SA (Expiration Date: 1-8-18) (B)(F)	43,871	19,950
Rolls-Royce Holdings PLC (Expiration
Date: 1-8-18) (B)(F)	2,643,022	3,568
Transurban Group (Expiration Date: 1-25-18;
Strike Price: AUD 11.40) (B)	5,944	4,707
TOTAL RIGHTS (Cost $23,531)		$28,225

SECURITIES LENDING COLLATERAL - 2.8%
John Hancock Collateral Trust,
1.3985% (G)(H)	2,244,422	22,452,998
TOTAL SECURITIES LENDING COLLATERAL
(Cost $22,453,700)		$22,452,998

SHORT-TERM INVESTMENTS - 2.3%
Money market funds - 2.3%
Fidelity Institutional Money Market
Government Portfolio, Institutional Class,
1.1271% (G)	17,719,882	17,719,882
TOTAL SHORT-TERM INVESTMENTS (Cost $17,719,882)		$17,719,882
Total Investments (International Equity Index Trust)
(Cost $590,923,310) - 101.7%		$807,426,862
Other assets and liabilities, net - (1.7%)		(13,153,993)
TOTAL NET ASSETS - 100.0%		$794,272,869

Currency Abbreviations

AUD	Australian Dollar

Security Abbreviations and Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	A portion of this security is on loan as of 12-31-17.
(B)	Non-income producing security.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The investment is an affiliate of the fund, the advisor and/or the subadvisor.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(F)	Strike price and/or expiration date not available.
(G)	The rate shown is the annualized seven-day yield as of 12-31-17.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Equity Index Trust (continued)
DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
Mini MSCI EAFE Index Futures	160	Long	Mar 2018	$15,973,571	$16,364,000	$390,429
Mini MSCI Emerging Markets Index Futures	106	Long	Mar 2018	5,830,776	6,167,610	336,834
MSCI Taiwan Index Futures	57	Long	Jan 2018	2,203,913	2,231,041	27,128
						$754,391

*	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

International Growth Stock Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 93.5%
Australia - 4.8%
Amcor, Ltd.	749,448	$8,980,125
Brambles, Ltd.	873,365	6,844,623
CSL, Ltd.	29,415	3,232,525
		19,057,273
Brazil - 6.3%
B3 SA - Brasil Bolsa Balcao	1,007,934	6,917,473
Banco Bradesco SA, ADR	642,872	6,583,009
Cielo SA	902,389	6,397,290
Kroton Educacional SA	894,774	4,964,971
		24,862,743
Canada - 8.8%
Canadian National Railway Company	54,055	4,457,280
Cenovus Energy, Inc.	307,811	2,811,194
CGI Group, Inc., Class A (A)	200,838	10,912,677
Fairfax Financial Holdings, Ltd.	6,310	3,360,012
Great-West Lifeco, Inc.	120,082	3,353,125
PrairieSky Royalty, Ltd.	181,738	4,635,259
Suncor Energy, Inc.	142,113	5,217,593
		34,747,140
China - 0.9%
Baidu, Inc., ADR (A)	14,682	3,438,671
Denmark - 2.0%
Carlsberg A/S, Class B	65,687	7,878,383
France - 6.3%
Essilor International Cie Generale
d’Optique SA	33,050	4,552,345
Pernod Ricard SA	41,546	6,570,687
Schneider Electric SE (A)	108,923	9,234,521
Vinci SA	31,245	3,189,845
Vivendi SA	53,666	1,440,366
		24,987,764
Germany - 10.7%
Allianz SE	37,611	8,607,172
Deutsche Boerse AG	104,450	12,089,586
Deutsche Post AG	133,351	6,338,630
GEA Group AG	73,920	3,536,631
SAP SE	104,243	11,662,189
		42,234,208
Hong Kong - 3.7%
CK Hutchison Holdings, Ltd.	692,468	8,676,833
Galaxy Entertainment Group, Ltd.	728,000	5,812,201
		14,489,034
Italy - 1.8%
Intesa Sanpaolo SpA	1,283,328	4,257,891

International Growth Stock Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Italy (continued)
Mediobanca SpA	264,784	$3,000,189
		7,258,080
Japan - 4.6%
FANUC Corp.	15,400	3,694,405
Japan Tobacco, Inc.	121,200	3,903,018
Kao Corp.	59,100	3,993,364
Keyence Corp.	4,600	2,569,704
Yahoo Japan Corp.	900,900	4,127,466
		18,287,957
Mexico - 2.0%
Fomento Economico Mexicano SAB de
CV, ADR	85,684	8,045,728
Netherlands - 3.6%
ING Groep NV	172,379	3,164,307
Royal Dutch Shell PLC, B Shares	106,006	3,569,642
Wolters Kluwer NV	141,717	7,387,635
		14,121,584
Singapore - 1.8%
United Overseas Bank, Ltd.	358,700	7,071,059
South Korea - 3.4%
NAVER Corp. (A)	11,080	9,001,167
Samsung Electronics Company, Ltd.	1,828	4,343,166
		13,344,333
Spain - 1.8%
Amadeus IT Group SA	97,085	6,986,459
Sweden - 2.0%
Investor AB, B Shares	178,767	8,153,147
Switzerland - 5.4%
Cie Financiere Richemont SA	45,793	4,147,375
Julius Baer Group, Ltd. (A)	123,177	7,532,528
Kuehne + Nagel International AG	13,280	2,349,489
Novartis AG	46,203	3,888,098
UBS Group AG (A)	198,334	3,643,943
		21,561,433
Taiwan - 2.2%
Taiwan Semiconductor
Manufacturing Company, Ltd.	1,130,000	8,652,495
Thailand - 2.0%
Kasikornbank PCL, NVDR	1,137,500	8,078,892
Turkey - 1.0%
Akbank Turk AS	1,482,193	3,846,586
United Kingdom - 15.8%
British American Tobacco PLC	143,310	9,687,562
Compass Group PLC	349,067	7,526,640
Informa PLC	549,086	5,342,320

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Growth Stock Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Lloyds Banking Group PLC	6,666,791	$6,113,321
Next PLC	46,213	2,816,642
Reckitt Benckiser Group PLC	56,219	5,244,855
RELX PLC	470,920	11,042,206
Smith & Nephew PLC	277,358	4,799,147
Standard Life Aberdeen PLC	566,403	3,331,584
Unilever NV	118,877	6,693,112
		62,597,389
United States - 2.6%
Broadcom, Ltd.	39,724	10,205,097
TOTAL COMMON STOCKS (Cost $285,389,809)		$369,905,455

SHORT-TERM INVESTMENTS - 6.7%
Money market funds - 6.7%
JPMorgan U.S. Treasury Plus Money Market
Fund, Institutional Class, 1.1771% (B)	26,650,185	26,650,185
TOTAL SHORT-TERM INVESTMENTS (Cost $26,650,185)		$26,650,185
Total Investments (International Growth Stock Trust)
(Cost $312,039,994) - 100.2%		$396,555,640
Other assets and liabilities, net - (0.2%)		(973,514)
TOTAL NET ASSETS - 100.0%		$395,582,126

Security Abbreviations and Legend

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 12-31-17.

International Small Company Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 98.1%
Australia - 6.4%
Accent Group, Ltd.	15,993	$10,201
ACN, Ltd. (A)(B)	200,392	3,440
Adelaide Brighton, Ltd. (C)	30,493	154,537
AED Oil, Ltd. (A)(B)	17,758	0
Ainsworth Game Technology, Ltd. (B)	10,192	17,182
Alkane Resources, Ltd. (B)(C)	4,753	1,219
ALS, Ltd.	15,527	84,358
Altium, Ltd.	4,532	46,844
AMA Group, Ltd. (C)	18,995	15,431
Amaysim Australia, Ltd. (C)	8,291	12,864
Ansell, Ltd.	7,661	144,668
AP Eagers, Ltd. (C)	6,106	37,964
APN Outdoor Group, Ltd.	9,078	34,772
Appen, Ltd.	4,151	26,846
ARB Corp., Ltd.	5,039	73,423
Ardent Leisure Group	37,760	58,810
Asaleo Care, Ltd.	30,182	35,193
AUB Group, Ltd.	4,308	44,425
Ausdrill, Ltd. (C)	18,937	38,821
Austal, Ltd.	23,155	32,831
Australian Agricultural Company, Ltd. (B)(C)	28,065	28,484
Australian Pharmaceutical Industries, Ltd.	14,352	18,807
Auswide Bank, Ltd.	607	2,487
Automotive Holdings Group, Ltd. (C)	19,175	54,314
Aveo Group	16,672	34,776
AWE, Ltd. (B)	41,252	28,067
Bapcor, Ltd.	13,468	59,254
Beach Energy, Ltd.	135,179	130,552
Bega Cheese, Ltd.	12,203	68,596

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Bellamy’s Australia, Ltd. (B)	4,706	$38,335
Billabong International, Ltd. (B)	4,296	3,308
Blackmores, Ltd. (C)	965	127,100
Blue Sky Alternative Investments, Ltd.	1,817	20,603
Breville Group, Ltd.	7,320	71,729
Brickworks, Ltd.	3,795	43,892
BT Investment Management, Ltd.	5,975	52,443
BWX, Ltd. (C)	880	5,188
Cabcharge Australia, Ltd.	9,047	13,757
Cardno, Ltd. (B)	15,086	17,431
Carnarvon Petroleum, Ltd. (B)	56,316	4,302
carsales.com, Ltd.	14,327	161,454
Cash Converters International, Ltd. (B)	14,501	4,026
Cedar Woods Properties, Ltd.	2,505	11,939
Cleanaway Waste Management, Ltd.	107,423	125,156
Collins Foods, Ltd.	10,053	42,590
Cooper Energy, Ltd. (B)	90,165	22,863
Corporate Travel Management, Ltd. (C)	2,621	42,564
Costa Group Holdings, Ltd.	11,326	58,144
Credit Corp. Group, Ltd.	2,881	50,003
CSG, Ltd. (B)(C)	25,624	9,072
CSR, Ltd.	34,491	127,517
CuDeco, Ltd. (B)	8,580	2,002
Data#3, Ltd.	9,073	12,830
Decmil Group, Ltd.	2,109	2,139
Domain Holdings Australia, Ltd. (B)	17,171	45,954
Downer EDI, Ltd.	43,904	236,190
DuluxGroup, Ltd.	25,567	152,356
Eclipx Group, Ltd.	16,681	52,444
Elders, Ltd.	10,342	65,877
Energy Resources of Australia, Ltd. (B)(C)	12,909	9,150
Energy World Corp., Ltd. (B)	75,962	21,977
ERM Power, Ltd.	7,077	7,797
Estia Health, Ltd.	11,708	31,851
EVENT Hospitality and Entertainment, Ltd.	7,680	79,426
Evolution Mining, Ltd.	41,465	85,866
Fairfax Media, Ltd.	171,716	104,216
FAR, Ltd. (B)	202,920	12,197
Finbar Group, Ltd.	8,370	6,793
Fleetwood Corp., Ltd.	5,216	11,665
FlexiGroup, Ltd.	20,305	27,210
Flight Centre Travel Group, Ltd. (C)	471	16,235
Freedom Foods Group, Ltd.	6,442	26,054
G8 Education, Ltd.	27,130	71,679
Galaxy Resources, Ltd. (B)	21,409	63,702
Gateway Lifestyle	18,361	31,186
Genworth Mortgage Insurance Australia, Ltd.	18,245	42,613
Gold Road Resources, Ltd. (B)(C)	68,792	37,535
GrainCorp, Ltd., Class A	13,614	86,727
Grange Resources, Ltd.	101,992	17,090
Greencross, Ltd.	7,982	39,116
GUD Holdings, Ltd.	6,093	57,793
GWA Group, Ltd.	22,398	49,522
Hansen Technologies, Ltd.	8,472	26,061
Healthscope, Ltd.	14,856	24,284
HT&E, Ltd.	20,357	29,721
IDP Education, Ltd.	2,473	11,847
Iluka Resources, Ltd.	18,626	146,961
Imdex, Ltd. (B)	20,483	16,766
IMF Bentham, Ltd. (C)	11,295	26,152
Independence Group NL (C)	24,737	91,278
Infigen Energy (B)	77,417	41,558
Infomedia, Ltd.	15,337	10,232
International Ferro Metals, Ltd. (A)(B)	24,339	296
InvoCare, Ltd. (C)	6,652	83,254

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Australia (continued)
IOOF Holdings, Ltd.	21,064	$175,550
IPH, Ltd.	5,872	25,148
IRESS, Ltd.	9,683	87,076
iSelect, Ltd. (C)	10,270	11,473
iSentia Group, Ltd. (C)	3,943	4,232
IVE Group, Ltd.	11,452	19,353
Japara Healthcare, Ltd. (C)	17,906	27,277
JB Hi-Fi, Ltd. (C)	7,885	152,882
Karoon Gas Australia, Ltd. (B)(C)	6,513	6,639
Kingsgate Consolidated, Ltd. (B)	11,120	3,477
Lifestyle Communities, Ltd.	3,310	14,997
Link Administration Holdings, Ltd.	15,162	99,404
MACA, Ltd.	18,596	24,384
Macmahon Holdings, Ltd. (B)	112,440	20,167
Macquarie Atlas Roads Group	21,267	103,987
Mantra Group, Ltd.	19,992	60,750
Mayne Pharma Group, Ltd. (B)(C)	25,978	14,034
MC Mining, Ltd. (B)	1,423	723
McMillan Shakespeare, Ltd.	5,664	76,364
McPherson’s, Ltd.	7,978	7,040
Medusa Mining, Ltd. (B)	8,127	2,764
Melbourne IT, Ltd.	8,681	24,496
Mesoblast, Ltd. (B)(C)	10,212	11,623
Metals X, Ltd.	35,107	28,456
Metcash, Ltd. (C)	69,441	168,360
Mineral Resources, Ltd.	9,687	158,963
MMA Offshore, Ltd. (B)	46,658	10,209
Monadelphous Group, Ltd.	6,360	85,834
Monash IVF Group, Ltd.	13,183	12,944
Mortgage Choice, Ltd. (C)	6,422	12,784
Mount Gibson Iron, Ltd.	62,063	21,772
Myer Holdings, Ltd. (C)	63,302	32,539
MYOB Group, Ltd.	12,693	35,677
MyState, Ltd.	4,190	16,206
Navigator Global Investments, Ltd.	10,160	26,282
Navitas, Ltd.	12,119	51,305
New Hope Corp., Ltd.	6,039	11,757
NEXTDC, Ltd. (B)	8,281	38,682
nib Holdings, Ltd.	32,498	171,240
Nine Entertainment Company Holdings, Ltd.	56,425	67,337
Northern Star Resources, Ltd.	38,079	181,297
NRW Holdings, Ltd. (B)	36,145	44,417
Nufarm, Ltd.	16,312	110,852
OceanaGold Corp.	31,900	81,971
OFX Group, Ltd. (C)	14,134	15,637
oOh!media, Ltd.	4,762	16,673
Orocobre, Ltd. (B)	5,585	30,165
Orora, Ltd.	43,184	113,758
OZ Minerals, Ltd.	18,232	129,493
Pacific Current Group, Ltd.	1,644	9,488
Paladin Energy, Ltd. (A)(B)	118,845	4,358
Peet, Ltd.	13,800	15,188
Perpetual, Ltd.	3,182	119,622
Perseus Mining, Ltd. (B)(C)	42,768	12,521
Platinum Asset Management, Ltd.	8,057	48,357
PMP, Ltd. (B)	32,750	13,136
Premier Investments, Ltd. (C)	6,565	75,857
Primary Health Care, Ltd.	37,790	106,342
Prime Media Group, Ltd.	17,812	3,891
Qube Holdings, Ltd. (C)	34,983	70,499
Quintis, Ltd. (A)(B)(C)	22,092	5,085
RCR Tomlinson, Ltd.	12,109	37,746
Reckon, Ltd.	11,034	13,515
Regis Healthcare, Ltd.	5,231	14,325
Regis Resources, Ltd.	20,593	69,072

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Resolute Mining, Ltd.	67,540	$60,083
Retail Food Group, Ltd. (C)	8,541	16,443
Ridley Corp., Ltd.	19,156	20,566
Sandfire Resources NL	8,888	47,647
Saracen Mineral Holdings, Ltd. (B)	53,338	70,359
SeaLink Travel Group, Ltd.	6,360	20,325
Select Harvests, Ltd.	5,587	20,530
Senex Energy, Ltd. (B)	87,382	26,167
Servcorp, Ltd.	3,171	14,249
Service Stream, Ltd.	10,465	10,900
Seven Group Holdings, Ltd.	8,784	104,161
Seven West Media, Ltd.	85,038	40,672
SG Fleet Group, Ltd.	7,879	24,905
Sigma Healthcare, Ltd.	86,903	66,958
Silex Systems, Ltd. (B)(C)	1,955	727
Silver Lake Resources, Ltd. (B)(C)	29,625	8,801
Sirtex Medical, Ltd.	4,444	57,076
SmartGroup Corp., Ltd.	3,670	31,038
Southern Cross Media Group, Ltd.	51,441	47,387
Spark Infrastructure Group	83,047	162,339
SpeedCast International, Ltd.	11,384	47,447
St. Barbara, Ltd.	33,049	98,421
Steadfast Group, Ltd.	30,796	67,561
Super Retail Group, Ltd.	10,419	66,919
Superloop, Ltd. (C)	11,328	21,378
Syrah Resources, Ltd. (B)	14,349	50,215
Tabcorp Holdings, Ltd.	39,373	170,825
Tassal Group, Ltd.	13,458	39,382
Technology One, Ltd.	18,112	69,847
Ten Network Holdings, Ltd. (A)(B)(C)	12,932	1,614
The Prime Retirement & Aged Care Property
Trust (A)(B)	14,396	0
The Reject Shop, Ltd. (C)	2,561	11,206
Tiger Resources, Ltd. (A)(B)	92,816	3,549
Tox Free Solutions, Ltd.	11,775	31,749
Treasury Wine Estates, Ltd.	1,484	18,415
Troy Resources, Ltd. (B)	15,555	1,192
Villa World, Ltd.	5,140	11,458
Village Roadshow, Ltd. (B)(C)	4,755	14,414
Virgin Australia Holdings, Ltd. (B)(C)	221,832	48,193
Virgin Australia Holdings, Ltd. (A)	359,466	1,402
Virtus Health, Ltd.	8,064	32,975
Watpac, Ltd. (B)	11,170	5,789
Webjet, Ltd.	10,819	87,765
Western Areas, Ltd. (C)	18,795	47,232
Westgold Resources, Ltd. (B)	15,813	21,822
Whitehaven Coal, Ltd.	37,029	128,409
WorleyParsons, Ltd. (B)	11,013	122,743
WPP AUNZ, Ltd.	25,254	18,118
		9,727,009
Austria - 1.7%
Agrana Beteiligungs AG	181	22,430
ams AG (B)	3,948	357,657
ANDRITZ AG	2,513	141,800
Austria Technologie & Systemtechnik AG	2,410	67,725
BUWOG AG (B)	5,611	193,367
CA Immobilien Anlagen AG	4,952	153,130
DO & CO AG (C)	303	17,112
EVN AG	3,092	61,869
FACC AG (B)	1,116	23,100
Flughafen Wien AG	265	10,672
IMMOFINANZ AG (B)	27,298	70,112
Kapsch TrafficCom AG	191	11,425
Lenzing AG	504	63,954
Mayr Melnhof Karton AG	615	90,439

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Austria (continued)
Oesterreichische Post AG	2,555	$114,767
Palfinger AG	1,137	46,467
POLYTEC Holding AG	995	22,094
Porr AG (C)	356	11,870
Raiffeisen Bank International AG (B)	7,252	262,420
Rhi Magnesita NV (B)	2,041	106,743
Rosenbauer International AG	174	10,988
S IMMO AG	3,364	65,234
S&T AG	2,370	50,897
Schoeller-Bleckmann Oilfield Equipment
AG (B)	944	96,215
Semperit AG Holding	822	21,787
Strabag SE	893	36,431
Telekom Austria AG (B)	7,836	72,486
UNIQA Insurance Group AG	10,314	109,029
Verbund AG	654	15,761
Vienna Insurance Group AG	2,457	75,795
Wienerberger AG	7,937	192,092
Zumtobel Group AG	2,545	30,538
		2,626,406
Belgium - 1.8%
Ablynx NV (B)(C)	1,954	48,624
Ackermans & van Haaren NV	1,580	274,993
AGFA-Gevaert NV (B)	16,974	79,088
Banque Nationale de Belgique	12	41,166
Barco NV	827	88,305
Bekaert SA	2,225	97,029
Biocartis NV (B)(C)(D)	906	13,062
bpost SA	3,532	107,494
Celyad SA (B)(C)	493	20,374
Cie d’Entreprises CFE	584	85,212
Cie Immobiliere de Belgique SA	47	3,114
Deceuninck NV	7,720	27,931
D’ieteren SA	1,795	80,776
Econocom Group SA (B)	9,888	70,639
Elia System Operator SA	2,455	141,090
Euronav NV (C)	5,702	52,548
EVS Broadcast Equipment SA	811	28,448
Exmar NV (B)(C)	1,567	12,110
Fagron (B)(C)	2,409	33,006
Galapagos NV (B)	2,443	230,197
Gimv NV	1,153	69,879
Ion Beam Applications (C)	1,305	37,291
Kinepolis Group NV	1,085	72,319
Lotus Bakeries	9	22,876
Melexis NV	1,402	141,752
Nyrstar NV (B)	5,514	44,355
Ontex Group NV	3,927	129,924
Orange Belgium SA	2,358	49,479
Picanol	88	9,780
Recticel SA	2,296	21,278
Sioen Industries NV	374	13,673
Sipef SA	420	31,635
Tessenderlo Group SA (B)	2,049	95,557
ThromboGenics NV (B)	1,612	6,545
TiGenix NV (B)(C)	14,407	16,816
Umicore SA	8,022	379,832
Van de Velde NV	377	20,116
Viohalco SA (B)	7,173	25,604
		2,723,917
Bermuda - 0.2%
Hiscox, Ltd.	16,221	320,310
Cambodia - 0.1%
NagaCorp, Ltd.	104,000	80,321

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Canada - 8.1%
5N Plus, Inc. (B)	3,515	$8,389
Absolute Software Corp.	3,900	21,346
Advantage Oil & Gas, Ltd. (B)	11,500	49,403
Aecon Group, Inc.	5,700	90,420
Africa Oil Corp. (B)(C)	25,202	28,470
Ag Growth International, Inc.	1,100	46,678
AGF Management, Ltd., Class B	4,298	27,969
AGT Food & Ingredients, Inc. (C)	1,218	19,486
Aimia, Inc.	6,977	20,759
AirBoss of America Corp. (C)	1,500	12,924
AKITA Drilling, Ltd., Class A	700	4,099
Alamos Gold, Inc., Class A	23,618	153,883
Alaris Royalty Corp. (C)	3,829	62,964
Alio Gold, Inc. (B)	638	2,345
Alterra Power Corp.	1,571	9,998
Altius Minerals Corp.	3,100	36,870
Altus Group, Ltd.	2,018	59,288
Andrew Peller, Ltd., Class A	1,800	22,339
Asanko Gold, Inc. (B)(C)	6,600	4,673
Athabasca Oil Corp. (B)(C)	42,135	35,867
ATS Automation Tooling Systems, Inc. (B)	7,747	95,836
AuRico Metals, Inc. (B)	7,628	10,862
AutoCanada, Inc.	1,985	35,752
Avigilon Corp. (B)	2,600	43,623
B2Gold Corp. (B)	65,356	201,735
Badger Daylighting, Ltd. (C)	2,322	50,208
Baytex Energy Corp. (B)(C)	18,400	55,185
Bellatrix Exploration, Ltd. (B)(C)	1,979	3,385
Birch Mountain Resources, Ltd. (A)(B)	9,200	1
Birchcliff Energy, Ltd.	9,700	33,954
Bird Construction, Inc. (C)	4,995	40,294
Black Diamond Group, Ltd. (C)	2,750	5,229
BlackPearl Resources, Inc. (B)	24,200	21,370
BMTC Group, Inc.	500	6,643
Bonavista Energy Corp. (C)	13,661	24,453
Bonterra Energy Corp.	2,200	26,778
Boralex, Inc., Class A	5,677	106,133
BRP, Inc.	1,500	55,501
Calfrac Well Services, Ltd. (B)	6,414	30,514
Canaccord Genuity Group, Inc.	6,371	29,397
Canacol Energy, Ltd. (B)(C)	7,565	27,022
Canadian Western Bank (C)	6,115	190,942
Canfor Corp. (B)	5,300	104,482
Canfor Pulp Products, Inc.	2,715	28,835
Capital Power Corp. (C)	6,627	129,113
Capstone Mining Corp. (B)	29,467	33,757
Cara Operations, Ltd.	1,300	26,848
Cardinal Energy, Ltd. (C)	2,930	11,865
Cascades, Inc.	5,223	56,593
Celestica, Inc. (B)	9,819	102,955
Centerra Gold, Inc. (B)	14,877	76,219
CES Energy Solutions Corp. (C)	13,646	70,890
Chinook Energy, Inc. (B)(C)	3,544	719
Cineplex, Inc. (C)	3,000	89,093
Clearwater Seafoods, Inc.	1,500	8,747
Cogeco, Inc.	445	32,042
Colliers International Group, Inc.	2,300	138,823
Computer Modelling Group, Ltd.	7,120	54,377
Copper Mountain Mining Corp. (B)(C)	8,800	10,711
Corridor Resources, Inc. (B)	4,930	2,392
Corus Entertainment, Inc., B Shares (C)	8,506	79,173
Cott Corp.	10,900	181,927
Crew Energy, Inc. (B)	11,300	28,317
CRH Medical Corp. (B)(C)	1,900	5,003
Delphi Energy Corp. (B)(C)	20,245	18,200

The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Denison Mines Corp. (B)(C)	33,028	$18,130
Detour Gold Corp. (B)	2,200	25,868
DHX Media, Ltd. (C)	5,800	20,948
DHX Media, Ltd., Variable Voting Shares	900	3,222
DIRTT Environmental Solutions (B)(C)	700	3,753
Dorel Industries, Inc., Class B	2,900	71,750
DREAM Unlimited Corp., Class A (B)	4,500	27,780
Dundee Precious Metals, Inc. (B)	8,500	20,286
ECN Capital Corp.	30,400	95,045
Eldorado Gold Corp. (C)	73,069	105,796
Enercare, Inc. (C)	5,502	89,774
Enerflex, Ltd.	6,400	78,103
Enerplus Corp.	11,735	114,923
Enghouse Systems, Ltd.	1,100	53,810
Ensign Energy Services, Inc.	14,200	73,090
Entertainment One, Ltd.	14,412	63,335
Epsilon Energy, Ltd. (B)	3,600	8,706
Equitable Group, Inc.	996	56,654
Essential Energy Services, Ltd. (B)(C)	7,268	4,163
Evertz Technologies, Ltd.	1,712	24,788
Exchange Income Corp. (C)	568	16,105
Exco Technologies, Ltd.	1,500	12,100
Extendicare, Inc. (C)	6,230	45,350
Fiera Capital Corp.	3,035	31,388
Firm Capital Mortgage Investment Corp. (C)	1,100	11,403
First Majestic Silver Corp. (B)(C)	12,781	86,223
First National Financial Corp.	700	16,038
FirstService Corp.	2,300	160,890
Fortuna Silver Mines, Inc. (B)	13,567	70,803
Gamehost, Inc. (C)	100	875
Genworth MI Canada, Inc. (C)	3,888	134,549
Gibson Energy, Inc. (C)	7,398	106,997
Glacier Media, Inc. (B)	6,100	3,203
Gluskin Sheff + Associates, Inc. (C)	2,500	33,115
GMP Capital, Inc. (B)	3,026	8,377
goeasy, Ltd.	672	19,861
Golden Star Resources, Ltd. (B)(C)	25,056	22,126
Gran Tierra Energy, Inc. (B)	34,066	92,415
Granite Oil Corp. (C)	1,167	2,897
Great Canadian Gaming Corp. (B)	3,800	102,150
Great Panther Silver, Ltd. (B)(C)	14,100	18,284
Guardian Capital Group, Ltd., Class A	600	12,702
Guyana Goldfields, Inc. (B)	6,600	26,673
Hanfeng Evergreen, Inc. (A)(B)	200	1
Heroux-Devtek, Inc. (B)	1,600	19,386
High Liner Foods, Inc.	1,773	20,918
Home Capital Group, Inc. (C)	4,679	64,434
Horizon North Logistics, Inc.	8,109	9,935
Hudbay Minerals, Inc.	18,257	161,655
Hudson’s Bay Company	1,400	12,563
IAMGOLD Corp. (B)	34,028	198,429
Imperial Metals Corp. (B)(C)	4,600	12,406
Imvescor Restaurant Group, Inc.	3,400	11,712
Innergex Renewable Energy, Inc. (C)	7,256	83,124
Interfor Corp. (B)	4,720	79,305
International Tower Hill Mines, Ltd. (B)(C)	2,300	1,025
Intertain Group, Ltd. (B)(C)	1,200	13,699
Intertape Polymer Group, Inc.	5,200	88,901
Iron Bridge Resources, Inc. (B)	10,900	6,243
Just Energy Group, Inc.	5,840	25,088
KAB Distribution, Inc. (A)(B)	7,076	0
K-Bro Linen, Inc.	600	19,723
Kelt Exploration, Ltd. (B)	10,445	59,745
Kinaxis, Inc. (B)	468	28,590
Kingsway Financial Services, Inc. (B)	425	2,177

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Kirkland Lake Gold, Ltd.	9,062	$138,922
Klondex Mines, Ltd. (B)	11,500	29,825
Knight Therapeutics, Inc. (B)	6,000	39,666
Labrador Iron Ore Royalty Corp. (C)	1,400	30,294
Laurentian Bank of Canada (C)	3,414	153,535
Leon’s Furniture, Ltd.	1,183	17,364
Linamar Corp.	345	20,093
Liquor Stores N.A., Ltd.	1,500	12,745
Lucara Diamond Corp.	25,184	56,298
Magellan Aerospace Corp.	900	15,043
Mainstreet Health Investments, Inc.	2,000	16,583
Major Drilling Group International, Inc. (B)	6,800	38,193
Mandalay Resources Corp. (C)	9,500	2,041
Manitok Energy, Inc. (B)	95	2
Maple Leaf Foods, Inc.	472	13,450
Martinrea International, Inc.	8,493	108,375
Maxar Technologies, Ltd.	683	43,968
Medical Facilities Corp. (C)	2,104	23,819
MEG Energy Corp. (B)	18,588	76,008
Mitel Networks Corp. (B)	7,200	59,456
Morguard Corp.	200	28,557
Morneau Shepell, Inc.	3,098	54,961
Mountain Province Diamonds, Inc. (B)	6,800	18,447
MTY Food Group, Inc.	1,300	58,019
Mullen Group, Ltd.	6,082	76,158
Nevsun Resources, Ltd.	16,030	39,023
New Flyer Industries, Inc.	2,279	97,905
New Gold, Inc. (B)	30,615	100,589
Newalta Corp. (B)(C)	4,200	3,375
Norbord, Inc.	1,572	53,213
Northland Power, Inc.	5,766	107,109
Novelion Therapeutics, Inc. (B)	20	62
NuVista Energy, Ltd. (B)	17,105	109,135
Obsidian Energy, Ltd. (B)(C)	47,519	58,973
Osisko Gold Royalties, Ltd. (C)	7,495	86,577
Painted Pony Energy, Ltd. (B)(C)	7,448	15,820
Pan American Silver Corp.	10,400	161,998
Paramount Resources, Ltd., Class A (B)	8,573	132,448
Parex Resources, Inc. (B)	8,116	117,253
Parkland Fuel Corp.	4,934	105,392
Pason Systems, Inc.	5,807	84,033
Pengrowth Energy Corp. (B)(C)	37,750	30,032
PHX Energy Services Corp. (B)	1,500	2,804
Pizza Pizza Royalty Corp. (C)	1,729	22,283
Platinum Group Metals, Ltd. (B)(C)	500	151
Polaris Infrastructure, Inc.	1,500	20,752
PolyMet Mining Corp. (B)(C)	11,854	10,091
Precision Drilling Corp. (B)	21,659	65,649
Premier Gold Mines, Ltd. (B)	4,127	11,820
Premium Brands Holdings Corp.	1,400	114,896
Pulse Seismic, Inc. (C)	2,882	7,314
Quarterhill, Inc.	9,800	18,088
Questerre Energy Corp., Class A (B)(C)	19,444	13,612
Raging River Exploration, Inc. (B)	10,500	66,826
Reitmans Canada, Ltd., Class A	3,200	10,845
Richelieu Hardware, Ltd. (C)	3,500	95,477
Rocky Mountain Dealerships, Inc.	100	1,090
Rogers Sugar, Inc.	6,474	32,550
Russel Metals, Inc. (C)	5,089	118,096
Sabina Gold & Silver Corp. (B)	20,475	36,976
Sandstorm Gold, Ltd. (B)(C)	16,231	81,090
Savaria Corp.	800	11,596
Seabridge Gold, Inc. (B)	1,222	13,873
Secure Energy Services, Inc.	11,054	77,035
SEMAFO, Inc. (B)	28,678	81,448

The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Canada (continued)
ShawCor, Ltd.	3,073	$67,034
Sherritt International Corp. (B)	33,600	45,976
Sienna Senior Living, Inc. (C)	1,555	22,539
Sierra Wireless, Inc. (B)(C)	2,900	59,292
Sleep Country Canada Holdings, Inc. (D)	1,000	26,571
Spartan Energy Corp. (B)	8,073	46,177
Sprott, Inc.	9,900	19,217
SSR Mining, Inc. (B)	8,562	75,403
Stantec, Inc.	4,122	115,298
Stella-Jones, Inc. (C)	2,800	112,490
Stornoway Diamond Corp. (B)	23,000	12,076
Stuart Olson, Inc.	1,600	8,986
Student Transportation, Inc. (C)	5,290	32,573
SunOpta, Inc. (B)(C)	5,308	40,876
Superior Plus Corp.	9,057	85,526
Surge Energy, Inc. (C)	16,100	26,769
Tamarack Valley Energy, Ltd. (B)	1,249	2,842
Taseko Mines, Ltd. (B)	16,100	37,656
Teranga Gold Corp. (B)	3,900	9,277
TFI International, Inc.	5,885	153,843
The Descartes Systems Group, Inc. (B)	5,800	164,910
The Jean Coutu Group PJC, Inc., Class A	2,507	48,704
The North West Company, Inc.	3,683	88,105
The Stars Group, Inc. (B)	4,500	104,714
Theratechnologies, Inc. (B)	2,700	15,422
Timbercreek Financial Corp. (C)	6,000	45,919
TLC Vision Corp. (B)	3,400	2
TMAC Resources, Inc. (B)(C)	2,100	16,138
TMX Group, Ltd.	2,506	140,432
TORC Oil & Gas, Ltd. (C)	9,480	56,865
Toromont Industries, Ltd.	4,468	195,853
Torstar Corp., Class B	6,800	9,251
Total Energy Services, Inc.	3,132	37,026
TransAlta Corp.	20,404	120,931
TransAlta Renewables, Inc.	2,998	31,936
Transcontinental, Inc., Class A	4,983	98,471
TransGlobe Energy Corp. (B)	5,600	8,465
Trevali Mining Corp. (B)	14,400	17,413
Trican Well Service, Ltd. (B)(C)	26,009	84,421
Tricon Capital Group, Inc. (C)	4,300	39,511
Trinidad Drilling, Ltd. (B)(C)	17,619	23,828
Uni-Select, Inc.	3,201	72,347
Valener, Inc.	3,089	55,808
Vecima Networks, Inc.	479	3,620
Wajax Corp.	1,300	25,514
Wesdome Gold Mines, Ltd. (B)(C)	8,000	13,429
Western Energy Services Corp. (B)	3,316	3,324
Western Forest Products, Inc.	25,850	50,384
Westshore Terminals Investment Corp.	4,189	87,612
Whitecap Resources, Inc.	17,168	122,238
Winpak, Ltd.	1,977	73,607
Xtreme Drilling Corp. (B)	1,478	2,646
Yamana Gold, Inc.	25,604	79,847
Yellow Pages, Ltd. (B)(C)	200	1,338
ZCL Composites, Inc.	3,500	31,213
Zenith Capital Corp. (A)(B)	1,700	298
		12,338,659
China - 0.1%
China Gold International Resources Corp.,
Ltd. (B)(C)	18,050	33,745
FIH Mobile, Ltd. (C)	195,000	59,407
Goodbaby International Holdings, Ltd.	53,000	29,077
Microport Scientific Corp.	28,000	27,044
Sino Gas & Energy Holdings, Ltd. (B)	131,192	15,910
		165,183

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Denmark - 2.0%
ALK-Abello A/S (C)	491	$58,526
Alm Brand A/S (C)	6,541	85,379
Amagerbanken A/S (A)(B)	25,580	0
Ambu A/S, Class B (C)	1,232	110,155
Bang & Olufsen A/S (B)	3,937	94,795
Bavarian Nordic A/S (B)	2,241	80,832
D/S Norden A/S (B)(C)	2,246	42,102
Dfds A/S	2,262	120,809
FLSmidth & Company A/S	2,430	141,339
GN Store Nord A/S	8,454	273,039
H+H International A/S, Class B (B)	688	16,055
IC Group A/S	807	18,902
Jyske Bank A/S	2,882	163,862
Lan & Spar Bank A/S	225	17,586
Matas A/S	613	7,757
Nilfisk Holding A/S (B)	2,134	124,848
NKT A/S (B)	2,134	97,397
NNIT A/S (D)	479	13,230
Per Aarsleff Holding A/S	1,380	43,510
Ringkjoebing Landbobank A/S	1,650	85,427
Rockwool International A/S, A Shares	192	50,109
Rockwool International A/S, B Shares	501	141,928
Royal Unibrew A/S	3,087	184,895
Santa Fe Group A/S (B)	800	5,728
Scandinavian Tobacco Group A/S (D)	1,251	24,217
Schouw & Company A/S	1,093	102,402
SimCorp A/S	2,989	170,132
Solar A/S, B Shares	410	26,977
Spar Nord Bank A/S	7,501	87,092
Sydbank A/S	4,912	197,714
TDC A/S	39,215	240,886
Topdanmark A/S (B)	4,267	184,284
United International Enterprises	128	26,786
Vestjysk Bank A/S (B)(C)	155	68
Zealand Pharma A/S (B)	1,273	17,421
		3,056,189
Finland - 2.5%
Aktia Bank OYJ	2,328	25,443
Alma Media OYJ	4,110	35,407
Amer Sports OYJ (B)	8,009	221,674
Apetit OYJ	696	11,793
Atria OYJ	1,021	14,806
BasWare OYJ (B)	538	30,533
Bittium OYJ	2,708	18,370
Cargotec OYJ, B Shares	2,603	147,382
Caverion OYJ (B)	6,387	45,132
Citycon OYJ	27,617	71,437
Cramo OYJ	2,993	70,956
Elisa OYJ	6,236	244,597
Ferratum OYJ	459	16,776
Finnair OYJ	4,103	63,105
Fiskars OYJ ABP	3,218	92,521
F-Secure OYJ	7,159	33,437
HKScan OYJ, A Shares	316	1,187
Huhtamaki OYJ	6,103	256,171
Ilkka-Yhtyma OYJ	1,535	6,156
Kemira OYJ	8,860	122,219
Kesko OYJ, A Shares	690	36,508
Kesko OYJ, B Shares	4,138	224,642
Konecranes OYJ	3,667	167,834
Lassila & Tikanoja OYJ	1,929	41,822
Metsa Board OYJ	17,392	148,940
Metso OYJ	5,246	178,968
Nokian Renkaat OYJ	6,623	300,487
Olvi OYJ, A Shares	1,172	42,012

The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Finland (continued)
Oriola OYJ, B Shares	9,290	$31,221
Orion OYJ, Class A	1,226	47,142
Outokumpu OYJ	19,116	177,402
Outotec OYJ (B)	13,940	118,685
Pihlajalinna OYJ	1,193	19,098
Poyry OYJ (B)	2,864	16,587
Raisio OYJ	8,267	38,071
Ramirent OYJ	4,765	44,645
Rapala VMC OYJ	2,298	9,187
Sanoma OYJ	4,712	61,397
Stockmann OYJ ABP, B Shares (B)	2,666	13,944
Technopolis OYJ	13,263	66,548
Tieto OYJ	3,984	124,179
Tikkurila OYJ	2,646	56,537
Uponor OYJ	3,834	77,199
Vaisala OYJ, A Shares	206	10,995
Valmet OYJ	5,659	111,664
YIT OYJ	10,171	77,693
		3,772,509
France - 5.1%
ABC arbitrage	1,818	13,694
Air France-KLM (B)	8,947	145,335
Akka Technologies	546	30,281
Albioma SA	1,912	48,254
Altamir	752	13,757
Alten SA	1,830	152,643
Altran Technologies SA (C)	10,128	168,524
APRIL SA	1,212	21,379
Assystem (C)	1,078	38,685
Aubay	399	16,568
Axway Software SA	531	14,497
Bastide le Confort Medical	256	17,281
Beneteau SA	2,042	48,904
Boiron SA	604	54,221
Bonduelle SCA	1,014	53,698
Burelle SA	28	42,656
Casino Guichard Perrachon SA	180	10,914
Cegedim SA (B)	186	7,424
CGG SA (B)(C)	1,072	4,882
Chargeurs SA	1,176	35,684
Cie des Alpes	874	34,241
Cie Plastic Omnium SA	4,529	205,547
Coface SA	8,794	94,204
Derichebourg SA	5,068	55,327
Devoteam SA	287	25,847
Edenred	10,506	304,147
Electricite de Strasbourg SA	81	12,175
Elior Group SA (D)	4,020	82,905
Elis SA	3,570	98,569
Eramet (B)	559	66,274
Euler Hermes Group	795	116,030
Europcar Groupe SA (D)	2,809	34,482
Eutelsat Communications SA	3,220	74,551
Exel Industries SA, A Shares	89	12,386
Faurecia	3,465	270,044
Fnac Darty SA (B)	1,583	190,986
Gaztransport Et Technigaz SA	1,656	99,379
Getlink SE	9,439	121,401
GL Events	868	25,518
Groupe Crit	163	14,230
Guerbet	272	25,900
Haulotte Group SA	962	18,600
ID Logistics Group (B)(C)	88	14,255
Imerys SA	1,191	112,158
Ingenico Group SA	2,415	257,814

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
France (continued)
Interparfums SA	329	$13,649
IPSOS	2,286	84,204
Jacquet Metal Service	1,278	42,128
Kaufman & Broad SA	699	33,179
Korian SA	2,456	86,738
Lagardere SCA	7,152	229,036
Laurent-Perrier	110	10,990
Lectra	1,346	40,576
LISI	1,205	57,960
LNA Sante SA	511	36,122
Manitou BF SA	880	32,195
Manutan International	105	11,277
Mersen SA	1,171	52,409
Metropole Television SA	3,827	98,790
MGI Coutier	725	29,289
Naturex (B)	388	41,254
Neopost SA	2,259	64,957
Nexans SA	2,031	124,161
Nexity SA (B)	2,360	140,382
Nicox (B)	546	6,650
NRJ Group (B)	782	8,562
Oeneo SA	1,331	16,359
Onxeo SA (B)(C)	4,617	5,981
Orpea	2,070	243,713
Parrot SA (B)(C)	1,788	18,916
Pierre & Vacances SA (B)	142	7,824
Plastivaloire	383	8,576
Rallye SA	1,771	31,476
Recylex SA (B)(C)	1,058	16,501
Rexel SA	15,436	279,498
Robertet SA	135	66,174
Rothschild & Company	840	30,815
Rubis SCA	5,550	392,257
Sartorius Stedim Biotech	1,734	125,294
Savencia SA	372	36,008
Seche Environnement SA (C)	335	12,017
Societe pour l’Informatique Industrielle	438	12,373
SOITEC (B)	773	55,126
Solocal Group (B)	36,459	36,309
Somfy SA	790	78,031
Sopra Steria Group	1,112	207,808
SPIE SA	2,798	72,745
Ste Industrielle d’Aviation Latecoere SA (B)	5,397	36,960
Stef SA	202	22,814
Synergie SA	557	29,266
Tarkett SA	1,163	48,778
Technicolor SA	12,585	43,342
Teleperformance	1,178	168,630
Television Francaise 1	7,694	113,382
Tessi SA	58	12,254
Thermador Groupe	96	13,109
Trigano SA	613	108,271
Ubisoft Entertainment SA (B)	6,151	472,591
Vallourec SA (B)(C)	16,009	96,483
Valneva SE (B)(C)	1,912	6,355
Vetoquinol SA	56	4,070
Vicat SA	1,185	93,419
VIEL & Cie SA	6,040	39,193
Vilmorin & Cie SA	559	59,157
Virbac SA (B)	350	51,900
		7,724,534
Gabon - 0.0%
Total Gabon (C)	20	3,478
Georgia - 0.1%
BGEO Group PLC	2,491	119,237

The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Germany - 5.8%
Aareal Bank AG	4,192	$189,278
ADLER Real Estate AG (B)	984	15,661
ADO Properties SA (D)	1,208	61,143
ADVA Optical Networking SE (B)	2,463	17,735
AIXTRON SE (B)	3,257	45,019
Allgeier SE	498	15,135
Amadeus Fire AG	346	32,064
Aurubis AG	2,413	223,983
Axel Springer SE	1,062	82,815
Basler AG	54	12,601
Bauer AG	959	34,507
BayWa AG	1,025	39,382
Bechtle AG	2,124	176,618
Bertrandt AG	394	47,873
Bijou Brigitte AG	340	20,259
Bilfinger SE	1,825	86,442
Biotest AG	714	18,705
Borussia Dortmund GmbH & Company KGaA	5,769	42,340
CANCOM SE	1,131	93,862
Carl Zeiss Meditec AG	1,671	103,400
CENIT AG	446	11,427
CENTROTEC Sustainable AG	476	8,831
Cewe Stiftung & Company KGAA	503	53,040
comdirect bank AG	2,610	35,858
CompuGroup Medical SE	1,153	75,487
CropEnergies AG	1,544	14,419
CTS Eventim AG & Company KGaA	3,354	155,933
Delticom AG	491	6,746
Deutsche Beteiligungs AG	829	46,697
Deutsche EuroShop AG	1,188	48,280
Deutsche Pfandbriefbank AG (D)	5,366	85,720
Deutz AG	7,001	63,290
DIC Asset AG	3,031	38,255
DMG Mori AG	3,262	179,607
Draegerwerk AG & Company KGaA	82	5,994
Duerr AG	1,814	230,709
Elmos Semiconductor AG	566	15,629
ElringKlinger AG	2,576	57,513
Evotec AG (B)	1,656	26,637
Fielmann AG	733	64,565
Freenet AG	8,192	302,256
FUCHS PETROLUB SE	1,379	66,661
Gerresheimer AG	1,930	159,622
Gerry Weber International AG	2,449	27,980
Gesco AG	885	32,512
GFT Technologies SE	961	15,001
Grammer AG	1,191	73,784
GRENKE AG	528	50,049
H&R GmbH & Company KGaA (B)	1,324	23,168
Hamburger Hafen und Logistik AG	2,218	62,858
Heidelberger Druckmaschinen AG (B)	18,003	61,809
Hella GmbH & Company KGaA	1,541	95,116
Hornbach Baumarkt AG	249	9,263
HUGO BOSS AG	2,588	219,612
Indus Holding AG	1,395	99,266
Isra Vision AG	212	53,949
Jenoptik AG	4,362	143,669
K+S AG	6,259	155,397
Kloeckner & Company SE	4,625	56,823
Koenig & Bauer AG	506	38,009
Krones AG	1,001	137,006
KWS Saat SE	137	54,803
LANXESS AG	3,724	295,198
LEG Immobilien AG	3,111	355,122
Leifheit AG	437	14,619

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Germany (continued)
Leoni AG	2,398	$178,678
Manz AG (B)	233	8,786
Medigene AG (B)	760	11,575
MLP SE	5,864	39,481
Nemetschek SE	1,243	111,199
Nexus AG	546	17,017
Nordex SE (B)	4,553	48,341
Norma Group SE	2,215	148,306
OHB SE	399	21,350
OSRAM Licht AG	2,844	254,661
paragon AG	209	19,730
PATRIZIA Immobilien AG (B)	2,621	60,639
Pfeiffer Vacuum Technology AG	467	87,417
PNE Wind AG	4,544	15,604
Puma SE	153	66,532
QSC AG	6,549	11,812
Rational AG	166	106,790
Rheinmetall AG	2,634	333,104
RHOEN-KLINIKUM AG	2,861	102,472
RIB Software SE	1,641	48,685
SAF-Holland SA	4,007	86,184
Salzgitter AG	2,631	149,456
Schaltbau Holding AG (B)	493	15,925
SHW AG	14	567
Siltronic AG (B)	860	124,332
Sixt SE	1,086	96,955
SMA Solar Technology AG	916	39,369
Software AG	3,732	209,330
Stroeer SE & Company KGaA	1,951	143,757
Suedzucker AG	5,201	112,584
SUESS MicroTec SE (B)	2,259	44,892
Surteco SE	496	15,999
TAG Immobilien AG	6,757	128,269
Takkt AG	2,476	56,009
Technotrans AG	184	9,757
Tele Columbus AG (B)(D)	1,029	11,380
TLG Immobilien AG	3,423	90,779
Tom Tailor Holding SE (B)	946	12,318
Traffic Systems SE	106	2,323
Uniper SE	3,385	105,456
Vossloh AG (B)	859	48,161
VTG AG	729	41,638
Wacker Chemie AG	578	111,991
Wacker Neuson SE	2,553	91,853
Washtec AG	850	80,012
Wuestenrot & Wuerttembergische AG	979	27,348
XING SE	155	49,816
		8,785,650
Gibraltar - 0.0%
888 Holdings PLC	12,231	46,560
Greece - 0.0%
Alapis Holding Industrial & Commercial SA
of Pharmaceutical Chemical
Products (A)(B)	3,303	162
TT Hellenic Postbank SA (A)(B)	12,594	0
		162
Guernsey, Channel Islands - 0.0%
Raven Russia, Ltd. (B)	6,473	4,400
Hong Kong - 2.6%
Allied Group, Ltd.	6,000	34,880
Allied Properties HK, Ltd.	160,000	32,309
APAC Resources, Ltd.	10,264	1,650
APT Satellite Holdings, Ltd.	32,250	14,048
Asia Financial Holdings, Ltd.	26,000	15,846

The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Asia Satellite Telecommunications
Holdings, Ltd.	2,500	$2,262
Associated International Hotels, Ltd.	28,000	87,853
Beijing Gas Blue Sky Holdings, Ltd. (B)(C)	328,000	21,393
BOE Varitronix, Ltd.	18,000	11,864
Bonjour Holdings, Ltd. (B)	162,800	5,624
Bright Smart Securities & Commodities
Group, Ltd. (C)	26,000	7,926
Brightoil Petroleum Holdings, Ltd. (A)(B)	117,000	20,217
Brockman Mining, Ltd. (B)	740,840	10,683
Burwill Holdings, Ltd. (B)	292,000	12,676
Cafe de Coral Holdings, Ltd. (C)	26,000	71,368
Camsing International Holding, Ltd. (B)	16,000	13,464
Champion Technology Holdings, Ltd. (B)	27,261	3,940
Chen Hsong Holdings	10,000	3,037
Cheuk Nang Holdings, Ltd.	3,266	1,879
China Energy Development Holdings, Ltd. (B)	634,000	8,129
China Goldjoy Group, Ltd.	92,000	7,642
China LNG Group, Ltd. (B)(C)	76,000	12,458
China Medical & HealthCare Group, Ltd. (B)	470,000	12,665
China Shandong Hi-Speed Financial
Group, Ltd. (B)	438,000	18,736
China Solar Energy Holdings, Ltd. (A)(B)	42,500	979
China Strategic Holdings, Ltd. (B)	885,000	9,382
Chinese Estates Holdings, Ltd. (C)	22,000	35,396
Chong Hing Bank, Ltd.	10,000	21,470
Chow Sang Sang Holdings International, Ltd.	22,000	53,069
Chuang’s Consortium International, Ltd.	30,948	7,121
CITIC Telecom International Holdings, Ltd.	112,000	29,637
CK Life Sciences International Holdings, Inc.	282,000	21,584
CP Lotus Corp. (B)	220,000	3,339
CSI Properties, Ltd.	245,066	12,675
CST Group, Ltd. (B)	2,210,240	11,684
Dah Sing Banking Group, Ltd.	34,400	74,593
Dah Sing Financial Holdings, Ltd.	10,920	69,925
Dickson Concepts International, Ltd.	29,000	11,308
EganaGoldpfeil Holdings, Ltd. (A)(B)	103,373	0
Emperor Capital Group, Ltd.	192,000	13,956
Emperor Entertainment Hotel, Ltd.	40,000	8,796
Emperor International Holdings, Ltd.	97,333	32,568
Enerchina Holdings, Ltd. (C)	102,000	7,422
Esprit Holdings, Ltd. (B)(C)	117,900	62,982
eSun Holdings, Ltd. (B)	74,000	12,103
Fairwood Holdings, Ltd.	3,500	14,325
Far East Consortium International, Ltd.	102,809	61,820
First Pacific Company, Ltd.	52,000	35,347
Freeman FinTech Corp., Ltd. (B)	320,000	21,298
Future Bright Holdings, Ltd. (C)	6,000	552
GCL New Energy Holdings, Ltd. (B)(C)	456,000	31,986
Get Nice Financial Group, Ltd.	14,775	4,042
Get Nice Holdings, Ltd.	591,000	22,652
Giordano International, Ltd.	100,000	53,154
Global Brands Group Holding, Ltd. (B)(C)	304,000	24,864
Glorious Sun Enterprises, Ltd.	96,000	10,816
Great Eagle Holdings, Ltd.	3,000	15,740
G-Resources Group, Ltd. (B)	2,014,800	25,027
Guotai Junan International Holdings, Ltd.	131,000	40,971
Haitong International Securities
Group, Ltd. (C)	110,713	62,972
Hang Fung Gold Technology, Ltd. (A)(B)	90,000	0
Hanison Construction Holdings, Ltd.	27,441	4,837
Harbour Centre Development, Ltd.	38,000	72,437
HKBN, Ltd.	49,000	61,940
HKR International, Ltd.	47,200	29,515

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Hong Kong Aircraft Engineering
Company, Ltd.	2,000	$12,799
Hong Kong Ferry Holdings Company, Ltd.	29,000	32,876
Hong Kong International Construction
Investment Management Group
Company, Ltd.	36,000	9,564
Hongkong Chinese, Ltd.	66,000	12,159
Hopewell Holdings, Ltd.	26,500	97,787
Hsin Chong Group Holdings, Ltd. (A)(B)(C)	170,000	7,616
Hung Hing Printing Group, Ltd.	82,000	17,287
Hutchison Telecommunications Hong Kong
Holdings, Ltd.	136,000	54,598
Imagi International Holdings, Ltd. (B)	3,984	341
IT, Ltd.	44,601	18,970
Johnson Electric Holdings, Ltd.	10,500	43,908
Kerry Logistics Network, Ltd.	36,000	51,002
Kowloon Development Company, Ltd. (C)	22,000	23,300
Lai Sun Development Company, Ltd.	15,320	26,045
Landing International Development, Ltd. (B)	480,000	19,014
Lifestyle International Holdings, Ltd.	37,500	49,756
Lippo China Resources, Ltd.	36,000	1,132
Liu Chong Hing Investment, Ltd.	16,000	27,626
Luk Fook Holdings International, Ltd.	26,000	111,539
Man Wah Holdings, Ltd.	89,600	84,957
Mandarin Oriental International, Ltd.	8,000	16,174
Mason Group Holdings, Ltd. (B)	1,548,800	25,492
Midland Holdings, Ltd. (B)	48,000	13,871
Midland IC&I, Ltd. (B)	24,000	1,244
Miramar Hotel & Investment Company, Ltd.	15,000	29,947
New Times Energy Corp., Ltd. (B)	59,175	1,588
NewOcean Energy Holdings, Ltd. (B)(C)	66,000	17,327
Noble Group, Ltd. (B)	57,490	8,551
OP Financial Investments, Ltd.	36,000	12,766
Orient Overseas International, Ltd.	12,500	120,518
Pacific Andes International
Holdings, Ltd. (A)(B)	328,006	6,130
Pacific Basin Shipping, Ltd. (B)	243,000	52,394
Pacific Textiles Holdings, Ltd. (C)	51,000	53,804
Paliburg Holdings, Ltd.	46,000	19,826
Paradise Entertainment, Ltd. (B)	52,000	3,868
Peace Mark Holdings, Ltd. (A)(B)	164,000	0
Pearl Oriental Oil, Ltd. (B)	186,000	5,864
Pico Far East Holdings, Ltd.	60,000	23,949
Playmates Holdings, Ltd.	78,000	10,183
Playmates Toys, Ltd.	8,000	1,186
Polytec Asset Holdings, Ltd.	150,000	11,910
PYI Corp., Ltd. (B)	372,000	8,703
Realord Group Holdings, Ltd. (B)	36,000	25,570
Regal Hotels International Holdings, Ltd.	36,000	28,302
Regina Miracle International
Holdings, Ltd. (C)(D)	17,000	16,733
Sa Sa International Holdings, Ltd.	59,288	22,817
SEA Holdings, Ltd.	5,268	8,096
Shenwan Hongyuan HK, Ltd. (C)	20,000	6,277
Shun Tak Holdings, Ltd.	74,250	28,929
Singamas Container Holdings, Ltd.	114,000	23,287
SITC International Holdings Company, Ltd.	64,000	63,179
Sitoy Group Holdings, Ltd.	14,000	2,832
SmarTone Telecommunications
Holdings, Ltd. (C)	31,500	37,957
SOCAM Development, Ltd. (B)	16,674	4,010
South China Holdings Company, Ltd. (B)	640,000	25,301
Stella International Holdings, Ltd.	34,500	52,007
Summit Ascent Holdings, Ltd. (B)(C)	90,000	10,238
Sun Hung Kai & Company, Ltd.	45,000	28,689

The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
TAI Cheung Holdings, Ltd.	46,000	$53,162
Tao Heung Holdings, Ltd.	14,000	2,488
Television Broadcasts, Ltd.	19,100	68,724
Texwinca Holdings, Ltd.	60,000	32,981
The Cross-Harbour Holdings, Ltd. (C)	18,000	29,708
The Hongkong & Shanghai Hotels, Ltd.	45,500	67,366
The United Laboratories International
Holdings, Ltd. (B)(C)	42,000	34,071
TOM Group, Ltd. (B)	52,000	14,099
Town Health International Medical
Group, Ltd. (A)(C)	264,000	23,315
Tradelink Electronic Commerce, Ltd.	50,000	8,578
Transport International Holdings, Ltd.	19,200	61,784
Trinity, Ltd. (B)	74,000	7,182
Upbest Group, Ltd.	164,000	23,875
Value Partners Group, Ltd.	39,000	41,339
Victory City International Holdings, Ltd. (B)	113,060	2,820
Vitasoy International Holdings, Ltd.	54,000	138,076
VSTECS Holdings, Ltd.	45,200	27,823
VTech Holdings, Ltd. (C)	6,900	90,245
Wai Kee Holdings, Ltd.	68,000	32,120
Wing On Company International, Ltd.	4,000	14,158
Wing Tai Properties, Ltd.	102,000	70,651
Yugang International, Ltd.	312,000	8,017
Yunfeng Financial Group, Ltd. (B)	20,000	13,944
		3,925,154
India - 0.0%
Vedanta Resources PLC	1,369	14,812
Ireland - 0.9%
C&C Group PLC	19,897	68,666
FBD Holdings PLC (B)	1,839	22,156
Glanbia PLC	8,183	146,283
Grafton Group PLC	12,401	134,016
Greencore Group PLC	76,209	236,174
Hostelworld Group PLC (D)	3,022	15,681
IFG Group PLC	8,615	20,658
Irish Continental Group PLC	8,389	58,320
Kingspan Group PLC	7,514	329,248
Smurfit Kappa Group PLC	2,327	78,928
UDG Healthcare PLC	16,929	192,733
		1,302,863
Isle of Man - 0.2%
GVC Holdings PLC (C)	12,421	155,053
Hansard Global PLC	6,816	8,292
Playtech PLC	12,183	141,392
		304,737
Israel - 0.8%
ADO Group, Ltd. (B)	940	18,223
Africa Israel Properties, Ltd. (B)	558	13,780
Airport City, Ltd. (B)	5,177	64,788
Alrov Properties and Lodgings, Ltd.	399	12,671
Amot Investments, Ltd.	4,144	24,819
Bayside Land Corp.	50	24,956
Big Shopping Centers, Ltd.	168	11,661
Blue Square Real Estate, Ltd.	215	8,983
Cellcom Israel, Ltd. (B)	1,966	20,256
Cellcom Israel, Ltd. (New York Stock
Exchange) (B)	825	8,432
Clal Biotechnology Industries, Ltd. (B)	3,950	3,824
Clal Insurance Enterprises Holdings, Ltd. (B)	1,200	21,578
Compugen, Ltd. (B)	1,251	3,245
Delek Automotive Systems, Ltd.	1,858	13,876
Delta-Galil Industries, Ltd.	618	21,448
El Al Israel Airlines	24,289	10,084

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Israel (continued)
Electra, Ltd.	139	$33,519
First International Bank of Israel, Ltd.	2,114	43,827
Formula Systems 1985, Ltd.	265	11,023
Gilat Satellite Networks, Ltd. (B)	215	1,678
Hadera Paper, Ltd. (B)	244	17,124
Harel Insurance Investments & Financial
Services, Ltd.	7,935	58,032
IDI Insurance Company, Ltd.	250	16,699
Inrom Construction Industries, Ltd.	2,183	10,341
Israel Discount Bank, Ltd., Class A (B)	13,862	40,238
Jerusalem Oil Exploration (B)	540	32,912
Kamada, Ltd. (B)	1,616	7,579
Matrix IT, Ltd.	2,095	26,330
Mazor Robotics, Ltd. (B)	1,829	47,806
Melisron, Ltd.	701	33,162
Menora Mivtachim Holdings, Ltd.	1,766	22,336
Migdal Insurance & Financial Holding, Ltd.	13,577	15,197
Mivtach Shamir Holdings, Ltd.	397	8,441
Naphtha Israel Petroleum Corp., Ltd.	2,030	14,425
Nova Measuring Instruments, Ltd. (B)	996	25,772
Oil Refineries, Ltd.	53,675	25,660
Partner Communications Company, Ltd. (B)	9,878	61,583
Paz Oil Company, Ltd. (B)	378	65,304
Rami Levy Chain Stores Hashikma Marketing
2006, Ltd.	449	23,806
Scope Metals Group, Ltd.	377	11,025
Shapir Engineering and Industry, Ltd.	7,076	28,402
Shikun & Binui, Ltd.	10,724	23,875
Shufersal, Ltd.	5,445	36,141
Strauss Group, Ltd.	2,607	55,876
The Phoenix Holdings, Ltd. (B)	2,821	15,446
Tower Semiconductor, Ltd. (B)	2,191	74,460
		1,170,643
Italy - 4.2%
A2A SpA	67,835	125,514
ACEA SpA	4,062	75,045
Amplifon SpA	7,841	120,789
Anima Holding SpA (D)	12,692	90,594
Ansaldo STS SpA (B)	5,875	84,486
Arnoldo Mondadori Editore SpA (B)	12,613	31,506
Ascopiave SpA	7,647	32,530
Astaldi SpA (C)	4,499	11,452
Autogrill SpA	9,730	134,301
Azimut Holding SpA	6,980	133,535
Banca Generali SpA	4,148	137,835
Banca IFIS SpA	1,607	78,551
Banca Mediolanum SpA	9,167	79,264
Banca Popolare di Sondrio SCPA	22,606	82,551
Banca Profilo SpA (C)	24,032	6,831
Banco BPM SpA (B)(C)	75,038	235,017
Biesse SpA	835	42,327
BPER Banca (C)	36,670	184,730
Brembo SpA	11,280	171,366
Brunello Cucinelli SpA	1,453	47,012
Buzzi Unicem SpA (C)	4,611	124,391
Cairo Communication SpA	2,348	10,458
Cementir Holding SpA	4,165	37,693
Cerved Information Solutions SpA	9,569	121,626
CIR-Compagnie Industriali Riunite SpA	39,015	54,537
Credito Emiliano SpA	6,238	52,975
Credito Valtellinese SpA (B)(C)	7,982	11,596
Danieli & C Officine Meccaniche SpA	788	18,699
Datalogic SpA	981	36,214
De’ Longhi SpA	2,796	84,669
DeA Capital SpA (B)	4,665	7,548

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Italy (continued)
DiaSorin SpA (C)	1,678	$148,797
Ei Towers SpA	1,086	69,745
El.En. SpA	663	20,705
Enav SpA (D)	9,485	51,328
ERG SpA	4,588	84,855
Esprinet SpA (C)	3,554	17,550
Eurotech SpA (B)	1,562	2,532
Falck Renewables SpA	9,073	23,578
Fila SpA	1,063	25,094
Fincantieri SpA (B)	36,827	55,249
FinecoBank Banca Fineco SpA	15,185	155,108
GEDI Gruppo Editoriale SpA (B)	18,304	15,398
Geox SpA (C)	8,390	29,125
Gruppo MutuiOnline SpA	2,096	33,326
Hera SpA	62,355	217,611
IMMSI SpA (B)	6,756	5,722
Industria Macchine Automatiche SpA	816	66,327
Infrastrutture Wireless Italiane SpA (D)	9,385	69,685
Interpump Group SpA	5,467	171,582
Iren SpA	48,658	145,947
Italgas SpA	21,049	128,436
Italmobiliare SpA	1,654	47,312
Juventus Football Club SpA (B)(C)	23,150	21,236
La Doria SpA	1,205	23,696
Maire Tecnimont SpA (C)	10,323	53,348
MARR SpA	2,608	67,318
Mediaset SpA (B)	38,140	147,759
Moncler SpA	4,941	154,443
OVS SpA (D)	9,134	60,818
Parmalat SpA	8,933	33,222
Piaggio & C SpA	11,658	32,171
Prima Industrie SpA	178	7,205
Prysmian SpA	6,070	197,791
RAI Way SpA (D)	2,469	15,055
Reply SpA	1,504	83,272
Retelit SpA (B)	13,231	26,380
Safilo Group SpA (B)(C)	2,378	13,594
Saipem SpA (B)(C)	32,026	146,126
Salini Impregilo SpA	14,544	56,145
Salvatore Ferragamo SpA (C)	2,121	56,333
Saras SpA	33,152	79,609
Sesa SpA	320	9,827
Societa Cattolica di Assicurazioni SCRL	11,261	122,191
Societa Iniziative Autostradali e Servizi SpA	5,263	97,940
Sogefi SpA (B)	3,551	17,055
SOL SpA	2,802	35,746
Tamburi Investment Partners SpA	4,778	31,799
Technogym SpA (D)	2,750	26,583
Tod’s SpA (C)	590	43,068
TREVI - Finanziaria Industriale SpA (B)(C)	9,838	3,703
Unione di Banche Italiane SpA (C)	63,162	275,350
Unipol Gruppo SpA	23,441	109,793
UnipolSai Assicurazioni SpA	44,001	102,636
Vittoria Assicurazioni SpA	2,112	30,192
Yoox Net-A-Porter Group SpA (B)(C)	3,137	109,425
Zignago Vetro SpA	1,669	16,315
		6,357,798
Japan - 23.4%
Access Company, Ltd. (B)(C)	2,300	24,131
Achilles Corp.	1,000	21,140
Adastria Company, Ltd.	1,820	36,772
ADEKA Corp.	5,700	100,256
Advan Company, Ltd.	1,000	9,661
Aeon Delight Company, Ltd.	200	7,481
Aeon Fantasy Company, Ltd.	400	17,692

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Aeria, Inc. (C)	700	$9,169
Ai Holdings Corp.	2,700	65,033
Aica Kogyo Company, Ltd.	1,600	59,314
Aichi Corp.	3,200	23,624
Aichi Steel Corp.	700	27,968
Aida Engineering, Ltd.	4,500	54,920
Ain Holdings, Inc.	500	29,870
Aiphone Company, Ltd.	1,300	22,588
Airport Facilities Company, Ltd.	1,200	7,014
Aisan Industry Company, Ltd.	2,500	29,265
Aizawa Securities Company, Ltd. (C)	2,400	16,566
Akebono Brake Industry
Company, Ltd. (B)(C)	9,400	25,599
Albis Company, Ltd.	500	17,915
Alconix Corp.	1,600	33,553
Alpen Company, Ltd. (C)	1,100	23,666
Alpha Systems, Inc.	840	18,290
Alpine Electronics, Inc.	3,300	68,160
Altech Corp. (C)	1,000	19,672
Amano Corp.	4,300	112,130
Amuse, Inc.	800	22,664
Anest Iwata Corp.	1,800	20,115
Anicom Holdings, Inc.	1,300	41,873
Anritsu Corp.	9,800	110,325
AOI Electronics Company, Ltd.	500	25,689
AOKI Holdings, Inc.	3,100	45,479
Aoyama Trading Company, Ltd.	2,500	93,423
Arakawa Chemical Industries, Ltd.	800	16,461
Arata Corp.	700	38,089
Arcland Sakamoto Company, Ltd.	2,400	38,851
Arcland Service Holdings Company, Ltd.	1,000	23,623
Arcs Company, Ltd.	2,625	61,069
Ariake Japan Company, Ltd.	600	51,175
Arisawa Manufacturing Company, Ltd.	2,900	31,674
Arrk Corp. (B)(C)	4,200	4,392
As One Corp.	400	25,008
Asahi Company, Ltd.	800	9,306
Asahi Diamond Industrial Company, Ltd.	3,900	44,450
Asahi Holdings, Inc. (C)	1,800	33,746
ASAHI YUKIZAI CORP.	1,200	22,324
Asanuma Corp.	7,000	25,307
ASKA Pharmaceutical Company, Ltd.	1,600	28,199
ASKUL Corp. (C)	1,200	33,964
Ateam, Inc.	800	19,178
Atom Corp.	2,000	16,614
Atsugi Company, Ltd.	1,200	13,790
Autobacs Seven Company, Ltd.	4,300	82,446
Avex, Inc.	2,500	35,519
Axell Corp.	100	730
Axial Retailing, Inc.	800	30,044
Bando Chemical Industries, Ltd.	2,500	29,296
Bank of the Ryukyus, Ltd.	3,000	44,930
Belc Company, Ltd.	500	30,094
Bell System24 Holdings, Inc.	2,400	30,173
Belluna Company, Ltd.	2,100	25,804
Benefit One, Inc.	800	16,728
Bic Camera, Inc.	2,200	31,688
BML, Inc.	1,800	44,751
Broadleaf Company, Ltd.	4,500	41,830
BRONCO BILLY Company, Ltd. (C)	1,000	29,709
Bunka Shutter Company, Ltd.	5,000	48,030
C Uyemura & Company, Ltd.	400	30,485
CAC Holdings Corp.	1,500	14,110
Can Do Company, Ltd.	900	14,434
Canon Electronics, Inc.	1,700	37,098

The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Capcom Company, Ltd.	1,600	$50,600
Cawachi, Ltd.	900	22,198
Central Automotive Products, Ltd.	1,200	17,894
Central Glass Company, Ltd.	2,800	59,327
Central Sports Company, Ltd.	600	23,321
Chilled & Frozen Logistics Holdings
Company, Ltd. (C)	1,600	23,315
Chino Corp.	400	6,041
Chiyoda Company, Ltd.	800	21,479
Chiyoda Corp. (C)	10,000	73,503
Chiyoda Integre Company, Ltd. (C)	800	19,438
Chofu Seisakusho Company, Ltd. (C)	1,700	39,196
Chori Company, Ltd.	1,200	22,250
Chubu Shiryo Company, Ltd.	2,000	44,371
Chudenko Corp.	1,900	55,244
Chuetsu Pulp & Paper Company, Ltd.	500	9,028
Chugai Mining Company, Ltd. (B)(C)	25,400	5,862
Chugai Ro Company, Ltd.	500	10,970
Chugoku Marine Paints, Ltd.	4,000	33,389
CI Takiron Corp.	3,000	21,361
Ci:z Holdings Company, Ltd.	1,000	50,989
Citizen Watch Company, Ltd.	9,500	69,583
CKD Corp.	3,300	73,968
Clarion Company, Ltd.	8,000	29,697
Cleanup Corp.	2,100	16,545
CMK Corp.	3,700	33,421
cocokara fine, Inc.	1,140	73,442
COLOPL, Inc. (C)	4,600	49,866
Colowide Company, Ltd.	2,200	44,463
Computer Engineering & Consulting, Ltd.	1,200	36,344
Comture Corp.	500	12,778
CONEXIO Corp.	1,300	26,995
COOKPAD, Inc.	2,900	15,591
Corona Corp.	300	3,787
Cosel Company, Ltd.	1,200	19,689
Cosmo Energy Holdings Company, Ltd.	3,400	128,020
Create Restaurants Holdings, Inc.	2,500	29,467
Create SD Holdings Company, Ltd.	1,900	50,977
CROOZ, Inc.	500	10,986
Dai Nippon Toryo Company, Ltd.	1,200	19,152
Daibiru Corp.	3,400	42,724
Dai-Dan Company, Ltd.	1,000	26,735
Daido Metal Company, Ltd.	1,900	18,761
Daidoh, Ltd.	2,000	7,950
Daihen Corp.	7,000	66,112
Daiho Corp.	6,000	29,803
Daiichi Jitsugyo Company, Ltd.	400	12,066
Daiichi Kigenso Kagaku-Kogyo
Company, Ltd. (C)	1,800	22,860
Dai-ichi Seiko Company, Ltd.	500	13,327
Daiken Corp.	1,000	26,003
Daiken Medical Company, Ltd.	400	2,744
Daiki Aluminium Industry Company, Ltd. (C)	3,000	23,352
Daikoku Denki Company, Ltd. (C)	800	12,500
Daikokutenbussan Company, Ltd.	300	13,304
Daikyo, Inc.	1,900	36,788
Daikyonishikawa Corp.	3,100	50,126
Dainichiseika Color & Chemicals
Manufacturing Company, Ltd.	1,000	49,888
Daio Paper Corp. (C)	4,600	60,766
Daiseki Company, Ltd.	2,500	69,508
Daisyo Corp.	800	12,486
Daito Pharmaceutical Company, Ltd.	700	19,745
Daiwa Industries, Ltd.	2,000	22,896
Daiwabo Holdings Company, Ltd.	1,200	49,243

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
DCM Holdings Company, Ltd. (C)	6,500	$60,512
Denki Kogyo Company, Ltd.	1,000	28,280
Denyo Company, Ltd.	900	16,055
Descente, Ltd.	2,300	39,609
Dexerials Corp.	3,500	45,148
Digital Arts, Inc.	700	27,897
Dip Corp. (C)	1,900	48,972
DKS Company, Ltd.	2,000	16,363
DMG Mori Company, Ltd.	1,600	32,940
Doshisha Company, Ltd.	1,700	36,141
Doutor Nichires Holdings Company, Ltd.	2,300	56,726
Dowa Holdings Company, Ltd.	1,000	40,613
DTS Corp.	900	29,277
Duskin Company, Ltd.	2,100	55,356
DyDo Group Holdings, Inc.	700	36,939
Eagle Industry Company, Ltd.	2,200	41,038
Earth Chemical Company, Ltd. (C)	900	45,288
EDION Corp. (C)	5,000	58,133
Eiken Chemical Company, Ltd. (C)	1,400	66,857
Eizo Corp.	1,100	51,681
Elecom Company, Ltd.	800	18,417
Elematec Corp.	700	16,081
Enigmo, Inc. (B)(C)	1,200	11,698
en-japan, Inc.	800	37,639
Enplas Corp.	400	16,565
EPS Holdings, Inc.	1,800	40,657
eRex Company, Ltd.	1,900	17,858
ESPEC Corp.	1,600	40,347
Excel Company, Ltd.	900	22,619
Exedy Corp.	1,900	58,537
F@N Communications, Inc.	2,000	15,884
FCC Company, Ltd.	2,200	57,620
Feed One Company, Ltd.	15,040	35,298
Ferrotec Holdings Corp.	2,600	52,769
FIDEA Holdings Company, Ltd.	21,400	38,895
Fields Corp.	1,500	16,061
Financial Products Group Company, Ltd.	2,700	32,717
Foster Electric Company, Ltd.	2,100	51,971
FP Corp.	700	37,554
France Bed Holdings Company, Ltd.	2,200	20,755
FreakOut Holdings, Inc. (B)(C)	600	14,183
Fudo Tetra Corp. (C)	10,800	17,512
Fuji Company, Ltd.	1,400	30,132
Fuji Corp., Ltd.	100	776
Fuji Kyuko Company, Ltd.	500	14,382
Fuji Oil Company, Ltd.	4,400	24,354
Fuji Oil Holdings, Inc.	4,000	116,783
Fuji Pharma Company, Ltd.	700	26,971
Fuji Seal International, Inc.	2,800	91,412
Fuji Soft, Inc.	1,800	57,690
Fujibo Holdings, Inc.	700	23,098
Fujicco Company, Ltd.	1,000	22,276
Fujikura Kasei Company, Ltd.	2,000	13,180
Fujikura, Ltd.	13,400	117,863
Fujimi, Inc.	500	10,501
Fujimori Kogyo Company, Ltd.	1,100	39,013
Fujisash Company, Ltd. (C)	4,900	4,251
Fujita Kanko, Inc. (C)	300	9,393
Fujitec Company, Ltd.	4,000	57,692
Fujitsu Frontech, Ltd.	600	10,600
Fujitsu General, Ltd.	3,000	65,766
Fujiya Company, Ltd. (C)	500	11,611
Fukuda Corp.	200	12,029
Fukui Computer Holdings, Inc. (C)	700	20,026
Fukushima Industries Corp.	500	22,035

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Fukuyama Transporting Company, Ltd.	1,400	$52,825
FULLCAST Holdings Company, Ltd. (C)	2,000	40,848
Funai Electric Company, Ltd. (C)	700	5,403
Funai Soken Holdings, Inc.	1,800	40,238
Furukawa Company, Ltd.	1,900	38,825
Furuno Electric Company, Ltd.	2,400	17,812
Fuso Chemical Company, Ltd.	1,000	27,108
Fuso Pharmaceutical Industries, Ltd.	500	12,806
Futaba Corp.	1,700	35,487
Futaba Industrial Company, Ltd.	3,400	31,552
Future Corp.	200	2,161
Fuyo General Lease Company, Ltd.	1,400	92,653
Gakken Holdings Company, Ltd.	400	17,405
Gecoss Corp.	400	4,938
Genky DrugStores Company, Ltd. (B)	700	25,459
Geo Holdings Corp.	2,700	52,218
Giken, Ltd.	400	10,460
GLOBERIDE, Inc. (C)	1,000	19,461
Glory, Ltd.	1,600	60,311
GMO Internet, Inc. (C)	2,600	44,119
GMO Payment Gateway, Inc.	600	49,542
Godo Steel, Ltd.	1,000	20,952
Goldcrest Company, Ltd. (C)	990	19,963
Goldwin, Inc.	200	15,828
Gree, Inc.	2,900	18,178
GS Yuasa Corp.	6,000	29,784
G-Tekt Corp.	1,200	24,606
Gun-Ei Chemical Industry Company, Ltd.	400	13,809
Gunosy, Inc. (B)	900	27,305
Gunze, Ltd.	1,300	74,257
Gurunavi, Inc. (C)	1,400	16,594
H2O Retailing Corp.	3,400	71,076
Hagihara Industries, Inc.	800	14,083
Hakuto Company, Ltd.	1,300	22,348
Hamakyorex Company, Ltd.	1,000	28,603
Hanwa Company, Ltd.	2,400	110,764
Happinet Corp.	1,000	19,409
Harima Chemicals Group, Inc.	2,000	16,228
Hazama Ando Corp.	10,090	78,856
Hearts United Group Company, Ltd.	900	13,612
Heiwa Corp.	3,700	69,415
Heiwa Real Estate Company, Ltd.	2,800	50,376
Heiwado Company, Ltd.	2,000	41,502
Hibiya Engineering, Ltd.	1,500	31,932
Hiday Hidaka Corp.	835	25,554
HI-LEX CORP.	600	14,949
Hioki EE Corp.	500	12,712
Hiramatsu, Inc. (C)	300	1,517
Hirano Tecseed Company, Ltd.	1,100	26,060
Hirata Corp. (C)	300	30,841
HIS Company, Ltd.	1,400	50,686
Hisaka Works, Ltd.	2,000	21,223
Hitachi Kokusai Electric, Inc.	4,000	110,175
Hitachi Zosen Corp.	11,700	61,455
Hochiki Corp.	1,500	32,269
Hodogaya Chemical Company, Ltd. (C)	700	36,925
Hogy Medical Company, Ltd.	900	68,091
Hokkaido Electric Power Company, Inc.	7,200	47,333
Hokkaido Gas Company, Ltd.	3,000	7,991
Hokkan Holdings, Ltd. (C)	5,000	20,186
Hokuetsu Industries Company, Ltd.	2,000	22,651
Hokuetsu Kishu Paper Company, Ltd.	7,900	47,138
Hokuhoku Financial Group, Inc.	3,700	57,652
Hokuriku Electric Power Company (C)	9,000	72,407
Hokuto Corp.	1,600	29,112

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
H-One Company, Ltd.	1,000	$15,646
Honeys Holdings Company, Ltd.	1,350	14,133
Hoosiers Holdings	1,500	17,478
Hosiden Corp. (C)	4,400	64,732
Hosokawa Micron Corp.	600	42,913
Ibiden Company, Ltd.	6,600	98,516
IBJ Leasing Company, Ltd.	1,900	48,481
Ichibanya Company, Ltd.	1,100	44,330
Ichigo, Inc.	12,200	46,096
Ichikoh Industries, Ltd.	4,000	35,455
Ichinen Holdings Company, Ltd.	1,900	27,203
Ichiyoshi Securities Company, Ltd.	2,800	31,859
Icom, Inc.	500	11,698
Idec Corp. (C)	2,500	59,459
IDOM, Inc.	3,900	27,611
Iino Kaiun Kaisha, Ltd.	5,200	29,208
Ikegami Tsushinki Company, Ltd. (C)	4,000	6,200
Imasen Electric Industrial	1,700	20,094
Imperial Hotel, Ltd.	200	3,888
Inaba Denki Sangyo Company, Ltd.	1,600	74,617
Inaba Seisakusho Company, Ltd.	200	2,582
Inabata & Company, Ltd.	3,000	45,385
Inageya Company, Ltd.	1,500	25,081
Ines Corp.	1,900	19,677
Infocom Corp.	1,200	29,147
Infomart Corp.	7,400	44,036
Information Services International-Dentsu, Ltd.	1,100	24,854
Intage Holdings, Inc.	1,800	23,361
Internet Initiative Japan, Inc.	2,400	43,771
Inui Global Logistics Company, Ltd.	875	6,172
Investors Cloud Company, Ltd.	1,500	22,170
Iriso Electronics Company, Ltd.	1,400	83,587
Iseki & Company, Ltd.	1,200	30,240
Ishihara Sangyo Kaisha, Ltd. (B)	2,100	39,618
Istyle, Inc. (C)	2,200	17,131
Itochu Enex Company, Ltd.	3,800	36,546
Itochu-Shokuhin Company, Ltd.	600	32,942
Itoki Corp.	2,100	15,519
IwaiCosmo Holdings, Inc.	900	11,457
Iwatani Corp.	2,200	70,741
J Trust Company, Ltd. (C)	4,900	31,868
JAC Recruitment Company, Ltd. (C)	1,200	23,252
Jaccs Company, Ltd.	2,600	60,644
Jafco Company, Ltd.	1,100	63,456
Jalux, Inc.	500	12,760
Jamco Corp. (C)	500	11,760
Janome Sewing Machine Company, Ltd.	1,200	8,922
Japan Asset Marketing Company, Ltd. (B)(C)	14,200	15,853
Japan Aviation Electronics Industry, Ltd.	3,000	50,580
Japan Display, Inc. (B)(C)	25,200	50,827
Japan Drilling Company, Ltd. (B)	400	8,463
Japan Investment Adviser Company, Ltd.	900	25,106
Japan Lifeline Company, Ltd.	2,400	49,803
Japan Material Company, Ltd.	700	25,304
Japan Petroleum Exploration
Company, Ltd. (C)	1,200	31,720
Japan Pulp & Paper Company, Ltd.	600	23,000
Japan Securities Finance Company, Ltd.	5,700	32,222
Japan Transcity Corp.	5,000	21,516
Jastec Company, Ltd.	400	4,562
JBCC Holdings, Inc.	1,900	18,988
JCU Corp.	400	19,434
Jeol, Ltd.	6,000	33,892
Jimoto Holdings, Inc.	3,800	6,495
JINS, Inc. (C)	800	42,002

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
JMS Company, Ltd.	500	$2,815
J-Oil Mills, Inc.	600	20,936
Joshin Denki Company, Ltd.	1,500	53,278
JSP Corp.	800	27,368
Juki Corp.	1,400	23,036
Justsystems Corp.	1,500	28,495
JVC Kenwood Corp.	9,070	31,097
K&O Energy Group, Inc.	800	13,421
kabu.com Securities Company, Ltd.	11,400	35,498
Kadokawa Dwango Corp.	3,636	44,833
Kaga Electronics Company, Ltd.	1,100	30,056
Kameda Seika Company, Ltd.	700	32,084
Kamei Corp.	2,000	34,561
Kanaden Corp.	1,100	13,838
Kanagawa Chuo Kotsu Company, Ltd.	700	22,673
Kanamoto Company, Ltd.	1,900	58,786
Kandenko Company, Ltd.	7,000	73,516
Kanematsu Corp.	7,000	96,594
Kanematsu Electronics, Ltd.	700	20,987
Kansai Urban Banking Corp. (C)	1,300	16,915
Kanto Denka Kogyo Company, Ltd.	2,000	24,199
Kasai Kogyo Company, Ltd.	1,000	16,444
Katakura Industries Company, Ltd. (C)	1,100	14,985
Kato Sangyo Company, Ltd.	1,800	65,880
Kato Works Company, Ltd.	400	12,121
KAWADA TECHNOLOGIES, Inc. (C)	200	11,299
Kawai Musical Instruments Manufacturing
Company, Ltd.	600	13,671
Kawasaki Kisen Kaisha, Ltd. (B)(C)	3,000	76,236
Keihanshin Building Company, Ltd.	3,200	25,162
Keihin Corp.	3,300	67,022
Keiyo Company, Ltd.	3,400	20,579
Kenko Mayonnaise Company, Ltd.	1,200	43,385
Key Coffee, Inc.	800	15,435
KFC Holdings Japan, Ltd. (C)	600	10,689
Kimoto Company, Ltd.	3,000	8,851
Kintetsu World Express, Inc.	2,600	53,749
Kissei Pharmaceutical Company, Ltd.	2,000	56,536
Kitagawa Iron Works Company, Ltd.	900	24,532
Kito Corp.	900	14,130
Kitz Corp.	5,900	45,627
KLab, Inc. (C)	2,100	33,271
Koa Corp.	2,300	47,372
Koatsu Gas Kogyo Company, Ltd.	3,000	25,351
Kohnan Shoji Company, Ltd.	1,800	38,805
Kohsoku Corp.	1,400	16,781
Kojima Company, Ltd. (B)	3,000	9,847
Kokuyo Company, Ltd.	5,600	103,815
Komatsu Seiren Company, Ltd.	2,000	16,481
Komeda Holdings Company, Ltd.	1,100	20,252
Komeri Company, Ltd.	700	20,215
Komori Corp.	3,700	51,921
Kondotec, Inc.	1,300	12,538
Konishi Company, Ltd.	2,200	41,131
Konoike Transport Company, Ltd.	2,600	45,988
Koshidaka Holdings Company, Ltd.	500	23,385
Kotobuki Spirits Company, Ltd.	1,900	105,699
Krosaki Harima Corp.	400	16,770
K’s Holdings Corp. (C)	1,600	40,947
Kumagai Gumi Company, Ltd.	1,800	50,214
Kumiai Chemical Industry Company, Ltd. (C)	4,184	28,054
Kura Corp.	800	46,793
Kurabo Industries, Ltd.	16,000	51,877
Kureha Corp.	800	58,007
Kurimoto, Ltd.	1,000	20,170

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Kusuri no Aoki Holdings Company, Ltd.	400	$21,163
KYB Corp.	1,600	93,130
Kyodo Printing Company, Ltd.	500	16,079
Kyoei Steel, Ltd. (C)	1,800	34,268
Kyokuto Kaihatsu Kogyo Company, Ltd.	2,300	40,443
Kyokuto Securities Company, Ltd.	2,300	33,831
Kyokuyo Company, Ltd.	700	26,654
KYORIN Holdings, Inc.	3,100	57,849
Kyoritsu Maintenance Company, Ltd.	1,560	62,927
Kyosan Electric Manufacturing Company, Ltd.	2,000	12,954
Kyowa Exeo Corp.	5,900	152,531
Lasertec Corp.	1,800	45,204
LEC, Inc. (C)	1,400	37,139
Leopalace21 Corp.	12,500	97,070
Life Corp.	1,200	32,324
LIFULL Company, Ltd.	3,800	33,885
Link And Motivation, Inc. (C)	2,300	18,752
Lintec Corp.	1,600	44,558
M&A Capital Partners Company, Ltd. (B)	300	19,566
Macnica Fuji Electronics Holdings, Inc.	2,250	48,980
Maeda Corp.	8,000	110,118
Maeda Kosen Company, Ltd.	1,100	20,291
Maeda Road Construction Company, Ltd.	4,000	91,649
Maezawa Kasei Industries Company, Ltd. (C)	1,100	12,134
Maezawa Kyuso Industries Company, Ltd.	900	16,059
Makino Milling Machine Company, Ltd. (C)	6,000	60,459
Mandom Corp.	1,000	32,723
Mani, Inc.	1,200	36,505
Mars Engineering Corp.	700	15,571
Marubun Corp.	200	2,053
Marudai Food Company, Ltd.	8,000	35,891
Maruha Nichiro Corp. (C)	2,738	82,577
Marusan Securities Company, Ltd.	4,700	42,050
Maruwa Company, Ltd.	600	40,028
Maruwa Unyu Kikan Company, Ltd.	1,200	38,419
Maruzen Showa Unyu Company, Ltd.	4,000	17,947
Marvelous, Inc. (C)	1,400	12,887
Matsuda Sangyo Company, Ltd.	1,400	23,009
Matsui Securities Company, Ltd.	1,900	16,004
Matsuya Foods Company, Ltd.	700	25,866
Max Company, Ltd.	2,000	28,609
Maxell Holdings, Ltd.	1,500	31,932
MCJ Company, Ltd.	1,600	16,742
MEC Company, Ltd.	1,500	31,218
Megachips Corp. (C)	1,700	50,750
Megmilk Snow Brand Company, Ltd.	2,700	79,859
Meidensha Corp.	9,000	37,123
Meiko Electronics Company, Ltd.	2,000	37,707
Meiko Network Japan Company, Ltd.	1,100	13,014
Meisei Industrial Company, Ltd.	3,000	22,027
Meitec Corp.	1,800	94,438
Meito Sangyo Company, Ltd.	900	12,656
Melco Holdings, Inc.	700	24,027
Menicon Company, Ltd.	800	22,262
METAWATER Company, Ltd.	800	20,701
Micronics Japan Company, Ltd.	1,200	12,346
Mie Kotsu Group Holdings, Inc.	3,700	15,845
Milbon Company, Ltd.	1,112	37,323
Mimasu Semiconductor Industry
Company, Ltd.	1,400	26,745
Ministop Company, Ltd.	1,100	23,756
Mirait Holdings Corp.	4,240	63,035
Miroku Jyoho Service Company, Ltd.	700	18,822
Misawa Homes Company, Ltd.	2,000	17,571
Mitani Sekisan Company, Ltd.	600	14,517

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Mitsuba Corp.	2,300	$34,506
Mitsubishi Logisnext Company, Ltd.	1,000	8,842
Mitsubishi Paper Mills, Ltd. (B)	2,600	16,796
Mitsubishi Pencil Company, Ltd.	2,000	43,667
Mitsubishi Research Institute, Inc.	500	17,504
Mitsubishi Shokuhin Company, Ltd.	200	5,859
Mitsubishi Steel Manufacturing Company, Ltd.	1,000	24,785
Mitsuboshi Belting, Ltd.	4,000	54,839
Mitsui Engineering & Shipbuilding
Company, Ltd.	4,600	68,775
Mitsui High-Tec, Inc. (C)	2,200	39,773
Mitsui Home Company, Ltd.	3,000	20,754
Mitsui Matsushima Company, Ltd.	1,000	14,463
Mitsui Sugar Company, Ltd.	1,000	42,163
Mitsui-Soko Holdings Company, Ltd. (B)	3,000	10,226
Mitsuuroko Group Holdings Company, Ltd.	3,200	25,100
Mizuno Corp.	1,400	41,125
Mochida Pharmaceutical Company, Ltd.	400	30,566
Modec, Inc.	900	23,192
Monex Group, Inc.	17,200	48,601
Morinaga Milk Industry Company, Ltd.	2,400	108,585
Morita Holdings Corp.	2,200	41,351
Morpho, Inc. (B)	500	20,795
Musashi Seimitsu Industry Company, Ltd.	1,300	41,357
Nachi-Fujikoshi Corp.	11,000	73,588
Nagaileben Company, Ltd.	1,200	30,072
Nagase & Company, Ltd.	5,000	89,878
Nagatanien Holdings Company, Ltd.	2,000	25,260
Nagawa Company, Ltd.	600	26,440
Nakamuraya Company, Ltd.	300	13,468
Nakanishi, Inc.	400	20,855
Nakayama Steel Works, Ltd.	1,100	7,069
Namura Shipbuilding Company, Ltd.	3,252	20,003
NEC Capital Solutions, Ltd.	800	16,429
NEC Networks & System Integration Corp.	1,500	39,384
NET One Systems Company, Ltd.	6,400	98,137
Neturen Company, Ltd.	2,300	25,156
Nice Holdings, Inc.	600	8,247
Nichias Corp.	7,000	93,021
Nichicon Corp.	3,400	44,348
Nichiden Corp.	600	12,315
Nichiha Corp.	1,600	66,883
NichiiGakkan Company, Ltd.	900	11,483
Nichi-iko Pharmaceutical Company, Ltd. (C)	3,100	47,722
Nichireki Company, Ltd.	2,000	25,748
Nichirin Company, Ltd.	1,040	27,888
Nihon Chouzai Company, Ltd.	400	12,177
Nihon Dempa Kogyo Company, Ltd.	1,800	12,551
Nihon House Holdings Company, Ltd.	1,000	6,492
Nihon Kagaku Sangyo Company, Ltd. (C)	1,000	14,948
Nihon Kohden Corp.	2,900	67,050
Nihon Nohyaku Company, Ltd.	4,000	23,613
Nihon Parkerizing Company, Ltd.	6,000	100,936
Nihon Tokushu Toryo Company, Ltd.	1,000	20,592
Nihon Unisys, Ltd.	1,400	29,068
Nikkiso Company, Ltd.	3,900	42,488
Nikkon Holdings Company, Ltd.	3,800	106,810
Nippo Corp.	1,000	23,362
Nippon Beet Sugar
Manufacturing Company, Ltd.	900	21,771
Nippon Carbon Company, Ltd.	300	13,438
Nippon Ceramic Company, Ltd.	1,400	35,882
Nippon Chemical Industrial Company, Ltd.	700	15,711
Nippon Chemi-Con Corp.	1,100	34,021
Nippon Coke & Engineering Company, Ltd.	18,000	20,566

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Nippon Denko Company, Ltd. (C)	6,530	$27,174
Nippon Densetsu Kogyo Company, Ltd.	2,100	45,419
Nippon Fine Chemical Company, Ltd.	800	8,091
Nippon Flour Mills Company, Ltd.	4,000	61,261
Nippon Gas Company, Ltd.	2,000	72,527
Nippon Hume Corp.	2,000	15,062
Nippon Kanzai Company, Ltd.	700	12,746
Nippon Koei Company, Ltd.	1,000	30,991
Nippon Koshuha Steel Company, Ltd.	800	6,470
Nippon Light Metal Holdings
Company, Ltd. (C)	38,100	108,227
Nippon Paper Industries Company, Ltd.	4,100	77,821
Nippon Parking Development Company, Ltd.	8,400	14,280
Nippon Pillar Packing Company, Ltd.	1,500	23,031
Nippon Seiki Company, Ltd.	3,000	64,356
Nippon Sharyo, Ltd. (B)	6,000	18,025
Nippon Sheet Glass Company, Ltd. (B)(C)	5,800	52,527
Nippon Signal Company, Ltd.	5,100	54,196
Nippon Soda Company, Ltd.	8,000	53,192
Nippon Steel & Sumikin Bussan Corp.	972	58,864
Nippon Suisan Kaisha, Ltd.	15,600	81,569
Nippon Thompson Company, Ltd.	4,700	37,432
Nippon Valqua Industries, Ltd.	1,000	27,305
Nippon Yakin Kogyo Company, Ltd. (C)	10,000	21,480
Nipro Corp.	7,000	103,454
Nishikawa Rubber Company, Ltd.	800	16,685
Nishimatsu Construction Company, Ltd.	3,200	89,528
Nishimatsuya Chain Company, Ltd.	3,900	43,322
Nishi-Nippon Financial Holdings, Inc.	7,000	83,527
Nishi-Nippon Railroad Company, Ltd.	2,800	75,469
Nishio Rent All Company, Ltd.	800	25,922
Nissan Shatai Company, Ltd.	3,400	34,704
Nissei ASB Machine Company, Ltd.	500	30,467
Nissei Build Kogyo Company, Ltd.	2,000	26,147
Nissei Plastic Industrial Company, Ltd.	1,600	24,087
Nisshin Fudosan Company, Ltd.	4,500	36,940
Nisshin Steel Company, Ltd.	3,660	59,933
Nisshinbo Holdings, Inc.	8,368	113,320
Nissin Corp.	800	22,462
Nissin Electric Company, Ltd.	3,400	39,465
Nissin Kogyo Company, Ltd.	2,100	41,564
Nissin Sugar Company, Ltd.	300	5,977
Nitta Corp.	1,300	49,998
Nittan Valve Company, Ltd.	1,200	4,497
Nittetsu Mining Company, Ltd.	300	21,952
Nitto Boseki Company, Ltd.	2,000	57,535
Nitto Kogyo Corp.	1,600	25,637
Nitto Kohki Company, Ltd.	1,000	25,294
NOF Corp.	5,000	133,922
Nohmi Bosai, Ltd.	1,300	23,672
Nojima Corp.	1,600	38,202
Nomura Company, Ltd.	2,400	54,680
Noritake Company, Ltd.	700	35,383
Noritsu Koki Company, Ltd.	1,900	41,656
Noritz Corp.	2,100	41,117
North Pacific Bank, Ltd.	20,300	67,858
NS Solutions Corp.	2,000	54,677
NS United Kaiun Kaisha, Ltd.	800	19,411
NSD Company, Ltd.	2,900	61,733
NuFlare Technology, Inc.	400	23,959
Obara Group, Inc.	1,000	68,433
Oenon Holdings, Inc. (C)	6,000	19,700
Ohsho Food Service Corp.	700	33,472
Oiles Corp. (C)	1,380	27,582
Okabe Company, Ltd.	2,600	24,776

The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Okamoto Industries, Inc.	3,000	$30,394
Okamura Corp.	4,500	65,740
Okasan Securities Group, Inc.	7,000	43,190
Oki Electric Industry Company, Ltd.	3,100	43,387
Okinawa Cellular Telephone Company	400	14,560
OKUMA Corp.	1,200	79,366
Okumura Corp.	1,600	65,740
Okura Industrial Company, Ltd.	4,000	24,486
Okuwa Company, Ltd.	3,000	31,010
Onoken Company, Ltd. (C)	1,500	27,024
Onward Holdings Company, Ltd.	10,000	86,428
Open House Company, Ltd.	800	43,033
Optex Group Company, Ltd.	400	21,042
Organo Corp.	600	17,522
Origin Electric Company, Ltd.	600	9,314
Osaka Soda Company, Ltd. (C)	800	20,440
Osaka Steel Company, Ltd.	700	14,632
OSAKA Titanium Technologies
Company, Ltd. (C)	800	14,673
Osaki Electric Company, Ltd.	3,000	21,638
OSG Corp.	2,600	56,165
OSJB Holdings Corp.	7,600	22,614
Outsourcing, Inc.	5,000	90,894
Oyo Corp.	1,300	16,627
Pacific Industrial Company, Ltd.	3,000	46,537
Pacific Metals Company, Ltd. (B)(C)	1,700	47,073
PAL GROUP Holdings Company, Ltd.	700	21,951
PALTAC Corp.	500	22,787
Paramount Bed Holdings Company, Ltd.	800	39,533
Parco Company, Ltd. (C)	800	11,019
Paris Miki Holdings, Inc.	1,100	4,637
Pasona Group, Inc.	1,500	30,358
PC Depot Corp.	960	7,341
Penta-Ocean Construction Company, Ltd.	14,500	108,030
Pepper Food Service Company, Ltd. (C)	1,000	44,419
Pilot Corp.	2,000	96,325
Piolax, Inc.	2,100	62,234
Pioneer Corp. (B)(C)	31,100	62,830
Plenus Company, Ltd.	1,300	28,312
Poletowin Pitcrew Holdings, Inc.	1,000	18,583
Press Kogyo Company, Ltd.	7,000	42,238
Pressance Corp.	1,800	24,002
Prestige International, Inc.	2,500	31,845
Prima Meat Packers, Ltd.	10,000	73,334
Pronexus, Inc.	600	8,402
Prospect Company, Ltd.	33,000	18,718
Proto Corp.	200	2,868
Qol Company, Ltd.	1,400	26,247
Raito Kogyo Company, Ltd.	3,100	35,403
Relia, Inc.	1,200	13,999
Rengo Company, Ltd.	11,800	86,050
Resorttrust, Inc.	1,300	29,542
Rheon Automatic Machinery Company, Ltd.	1,500	26,057
Ricoh Leasing Company, Ltd. (C)	800	27,623
Riken Corp.	600	33,801
Riken Keiki Company, Ltd.	1,300	29,904
Riken Technos Corp.	3,000	16,579
Riken Vitamin Company, Ltd.	700	27,857
Ringer Hut Company, Ltd.	600	13,622
Riso Kagaku Corp.	800	15,191
Riso Kyoiku Company, Ltd.	3,100	25,624
Rock Field Company, Ltd.	1,000	18,112
Rokko Butter Company, Ltd. (C)	600	14,501
Roland DG Corp.	900	24,116
Rorze Corp. (C)	900	21,841

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Round One Corp.	3,800	$63,781
Royal Holdings Company, Ltd. (C)	900	24,758
Ryobi, Ltd.	2,000	56,707
Ryoden Corp.	1,500	24,271
Ryosan Company, Ltd.	2,100	80,571
Ryoyo Electro Corp.	1,600	29,266
S Foods, Inc.	500	22,687
Sac’s Bar Holdings, Inc.	600	7,407
Saibu Gas Company, Ltd.	1,900	47,419
Saizeriya Company, Ltd.	2,100	70,265
Sakai Chemical Industry Company, Ltd.	1,400	37,402
Sakai Moving Service Company, Ltd.	500	24,592
Sakata INX Corp.	3,100	49,381
Sala Corp. (C)	3,000	19,139
SAMTY Company, Ltd. (C)	1,600	23,817
San-A Company, Ltd.	900	43,487
San-Ai Oil Company, Ltd.	3,500	50,880
Sanden Holdings Corp. (B)	1,400	28,037
Sangetsu Corp.	3,900	71,776
Sanken Electric Company, Ltd.	7,000	50,218
Sanki Engineering Company, Ltd.	4,000	48,616
Sankyo Seiko Company, Ltd.	3,200	13,802
Sankyo Tateyama, Inc.	1,500	22,660
Sankyu, Inc.	2,600	111,919
Sanoh Industrial Company, Ltd.	2,600	20,835
Sanrio Company, Ltd.	1,200	20,046
Sanshin Electronics Company, Ltd.	2,300	39,174
Sanyo Chemical Industries, Ltd.	900	47,032
Sanyo Denki Company, Ltd.	600	42,908
Sanyo Electric Railway Company, Ltd.	1,000	25,290
Sanyo Shokai, Ltd.	700	13,812
Sanyo Special Steel Company, Ltd.	1,400	35,799
Sanyo Trading Company, Ltd.	1,000	24,319
Sapporo Holdings, Ltd.	3,600	110,154
Sato Holdings Corp.	1,700	51,574
Sawada Holdings Company, Ltd.	1,000	10,063
Sawai Pharmaceutical Company, Ltd. (C)	1,800	80,333
Seika Corp.	1,000	26,915
Seikagaku Corp.	1,700	25,222
Seikitokyu Kogyo Company, Ltd.	1,600	9,231
Seiko Holdings Corp.	1,400	40,643
Seiren Company, Ltd.	3,700	72,316
Sekisui Jushi Corp.	2,200	44,797
Sekisui Plastics Company, Ltd.	2,500	32,897
Senko Group Holdings Company, Ltd.	7,400	53,455
Senshu Ikeda Holdings, Inc.	17,200	63,298
Senshukai Company, Ltd. (B)(C)	3,300	18,997
Septeni Holdings Company, Ltd. (C)	6,500	20,082
Shibaura Electronics Company, Ltd.	500	22,628
Shibuya Corp.	800	33,048
Shikibo, Ltd.	1,100	13,629
Shikoku Chemicals Corp.	3,000	48,593
Shima Seiki Manufacturing, Ltd.	1,400	88,170
Shimachu Company, Ltd.	3,300	94,720
Shin Nippon Air Technologies Company, Ltd.	1,200	15,873
Shinagawa Refractories Company, Ltd.	600	17,963
Shindengen Electric Manufacturing
Company, Ltd.	500	39,418
Shin-Etsu Polymer Company, Ltd.	3,000	33,868
Shinkawa, Ltd. (B)(C)	1,500	15,397
Shinko Electric Industries Company, Ltd. (C)	5,100	41,207
Shinko Plantech Company, Ltd.	3,300	34,902
Shinko Shoji Company, Ltd.	1,600	30,093
Shinmaywa Industries, Ltd.	6,000	57,054
Shinnihon Corp.	2,500	21,891

The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Shinoken Group Company, Ltd. (C)	1,000	$21,938
Ship Healthcare Holdings, Inc.	2,600	85,939
Shizuoka Gas Company, Ltd.	4,500	38,145
Shochiku Company, Ltd.	100	17,043
Shoei Company, Ltd.	400	18,267
Shoei Foods Corp.	700	29,678
Showa Corp.	3,500	43,354
Showa Sangyo Company, Ltd.	1,400	36,423
Siix Corp. (C)	800	34,273
Sinanen Holdings Company, Ltd.	800	19,102
Sinfonia Technology Company, Ltd.	8,000	30,836
Sinko Industries, Ltd.	1,500	28,935
Sintokogio, Ltd.	3,400	43,338
SKY Perfect JSAT Holdings, Inc.	10,300	47,141
SMK Corp.	3,000	16,892
SMS Company, Ltd.	1,600	50,293
Sodick Company, Ltd. (C)	2,400	31,094
Sogo Medical Company, Ltd.	600	31,574
Solasto Corp.	500	11,289
Sparx Group Company, Ltd. (C)	7,400	20,446
SRA Holdings	600	21,460
SRS Holdings Company, Ltd.	1,800	14,997
ST Corp.	1,100	26,353
St. Marc Holdings Company, Ltd.	800	22,029
Star Micronics Company, Ltd.	2,300	39,660
Starts Corp., Inc.	1,900	49,624
Starzen Company, Ltd.	300	14,528
Stella Chemifa Corp. (C)	800	26,285
Studio Alice Company, Ltd.	900	22,750
Sumida Corp. (C)	1,600	27,368
Suminoe Textile Company, Ltd.	500	13,823
Sumitomo Bakelite Company, Ltd.	10,000	83,915
Sumitomo Densetsu Company, Ltd.	1,300	27,643
Sumitomo Mitsui Construction Company, Ltd.	6,000	33,439
Sumitomo Osaka Cement Company, Ltd.	16,000	77,058
Sumitomo Riko Company, Ltd.	2,400	25,611
Sumitomo Rubber Industries, Ltd.	1,019	18,889
Sumitomo Seika Chemicals Company, Ltd.	500	27,731
Sun Frontier Fudousan Company, Ltd.	2,200	24,985
SWCC Showa Holdings Company, Ltd. (B)	2,400	20,478
Systena Corp.	1,200	38,283
Syuppin Company, Ltd.	1,200	16,242
T Hasegawa Company, Ltd.	1,600	33,327
T RAD Company, Ltd.	500	17,742
T&K Toka Company, Ltd.	1,600	20,777
Tabuchi Electric Company, Ltd. (B)	2,000	5,749
Tachibana Eletech Company, Ltd.	1,360	24,451
Tachi-S Company, Ltd.	3,200	58,384
Tadano, Ltd.	4,300	71,078
Taihei Dengyo Kaisha, Ltd.	1,500	38,691
Taiho Kogyo Company, Ltd.	1,200	17,810
Taikisha, Ltd.	1,600	53,999
Taiko Pharmaceutical Company, Ltd.	1,100	23,311
Taisei Lamick Company, Ltd.	500	14,014
Taiyo Holdings Company, Ltd.	1,000	44,413
Taiyo Yuden Company, Ltd.	7,400	114,570
Takamatsu Construction Group Company, Ltd.	1,000	28,153
Takaoka Toko Company, Ltd.	700	11,423
Takara Holdings, Inc.	6,500	75,819
Takara Leben Company, Ltd.	6,300	27,797
Takara Standard Company, Ltd.	2,800	45,152
Takasago International Corp.	1,200	38,839
Takasago Thermal Engineering Company, Ltd.	3,100	56,685
Take And Give Needs Company, Ltd.	200	2,040
Takeei Corp.	700	8,245

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Takeuchi Manufacturing Company, Ltd.	2,200	$51,985
Takihyo Company, Ltd. (C)	600	12,641
Takuma Company, Ltd.	4,800	67,082
Tamron Company, Ltd.	1,500	32,158
Tamura Corp.	7,000	52,638
Tanseisha Company, Ltd.	1,700	19,129
Tatsuta Electric Wire & Cable Company, Ltd.	4,200	33,410
Tayca Corp.	1,500	43,964
TechMatrix Corp. (C)	1,400	24,533
TechnoPro Holdings, Inc.	300	16,265
Teikoku Electric Manufacturing
Company, Ltd.	1,700	23,630
Teikoku Sen-I Company, Ltd. (C)	1,200	24,054
Tekken Corp.	800	24,237
Tenma Corp.	1,000	19,614
T-Gaia Corp.	300	6,962
The 77 Bank, Ltd.	4,400	110,731
The Aichi Bank, Ltd.	600	28,428
The Akita Bank, Ltd.	1,100	30,273
The Aomori Bank, Ltd.	1,700	53,914
The Awa Bank, Ltd.	11,000	70,056
The Bank of Iwate, Ltd.	1,100	43,743
The Bank of Nagoya, Ltd. (C)	1,100	42,800
The Bank of Okinawa, Ltd.	1,640	66,645
The Bank of Saga, Ltd.	1,000	22,789
The Chiba Kogyo Bank, Ltd.	3,200	15,889
The Chukyo Bank, Ltd.	900	18,607
The Daisan Bank, Ltd.	1,000	16,011
The Daishi Bank, Ltd.	1,700	77,155
The Ehime Bank, Ltd.	2,100	25,079
The Eighteenth Bank, Ltd.	10,000	25,682
The First Bank of Toyama, Ltd.	2,800	13,048
The Fukui Bank, Ltd.	1,800	43,159
The Fukushima Bank, Ltd.	2,100	17,306
The Hokkoku Bank, Ltd.	1,500	59,577
The Hokuetsu Bank, Ltd.	2,000	45,956
The Hyakugo Bank, Ltd.	16,000	76,124
The Hyakujushi Bank, Ltd.	17,000	56,268
The Japan Steel Works, Ltd.	2,300	73,890
The Japan Wool Textile Company, Ltd.	4,000	38,560
The Juroku Bank, Ltd.	1,200	35,254
The Keiyo Bank, Ltd.	16,000	73,100
The Kinki Sharyo Company, Ltd. (B)(C)	300	8,457
The Kita-Nippon Bank, Ltd.	700	19,110
The Kiyo Bank, Ltd.	3,800	63,040
The Michinoku Bank, Ltd. (C)	1,400	22,282
The Mie Bank, Ltd.	1,000	22,447
The Minato Bank, Ltd.	1,200	22,494
The Miyazaki Bank, Ltd.	1,000	34,030
The Monogatari Corp. (C)	400	38,076
The Musashino Bank, Ltd.	1,700	56,647
The Nagano Bank, Ltd. (C)	800	14,061
The Nanto Bank, Ltd.	2,000	53,662
The Nippon Road Company, Ltd.	500	29,184
The Nisshin Oillio Group, Ltd.	2,000	60,515
The Ogaki Kyoritsu Bank, Ltd.	2,600	65,632
The Oita Bank, Ltd.	900	34,967
The Okinawa Electric Power Company, Inc.	2,557	66,491
The Pack Corp.	800	25,767
The San-In Godo Bank, Ltd.	8,000	77,021
The Shibusawa Warehouse Company, Ltd.	1,000	17,948
The Shiga Bank, Ltd. (C)	16,000	81,720
The Shikoku Bank, Ltd.	2,800	39,437
The Shimizu Bank, Ltd.	500	14,331
The Sumitomo Warehouse Company, Ltd.	10,048	72,500

The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
The Tochigi Bank, Ltd.	8,000	$32,146
The Toho Bank, Ltd.	12,000	42,054
The Tohoku Bank, Ltd.	400	5,347
The Tottori Bank, Ltd.	400	6,325
The Towa Bank, Ltd.	2,100	28,442
The Yamagata Bank, Ltd. (C)	2,000	43,595
The Yamanashi Chuo Bank, Ltd.	10,000	43,500
Tigers Polymer Corp.	1,000	7,227
TKC Corp.	1,100	40,169
Toa Corp. (Hyogo)	1,400	17,592
Toa Corp. (Tokyo)	1,200	32,334
Toagosei Company, Ltd.	6,900	87,589
Tobishima Corp.	7,200	12,125
TOC Company, Ltd.	3,400	28,986
Tocalo Company, Ltd.	800	35,561
Toda Corp.	13,000	104,049
Toda Kogyo Corp. (C)	300	12,165
Toei Animation Company, Ltd.	400	38,961
Toei Company, Ltd.	500	50,398
Toenec Corp.	600	18,193
Toho Company, Ltd.	600	15,328
Toho Holdings Company, Ltd. (C)	3,200	72,135
Toho Titanium Company, Ltd.	3,000	31,784
Toho Zinc Company, Ltd.	800	43,270
Tokai Carbon Company, Ltd.	6,000	74,034
Tokai Corp.	1,200	27,372
TOKAI Holdings Corp.	4,000	33,964
Tokai Rika Company, Ltd.	2,600	54,558
Tokai Tokyo Financial Holdings, Inc.	11,500	73,928
Token Corp.	610	72,000
Tokushu Tokai Paper Company, Ltd.	600	22,640
Tokuyama Corp.	4,000	129,765
Tokyo Base Company, Ltd. (B)(C)	300	13,159
Tokyo Dome Corp.	5,500	55,599
Tokyo Energy & Systems, Inc.	2,000	23,233
Tokyo Individualized Educational
Institute, Inc. (C)	1,200	10,327
Tokyo Keiki, Inc. (C)	1,000	12,592
Tokyo Ohka Kogyo Company, Ltd.	2,600	111,917
Tokyo Rakutenchi Company, Ltd.	200	10,829
Tokyo Rope Manufacturing Company, Ltd.	700	11,539
Tokyo Seimitsu Company, Ltd.	2,600	102,315
Tokyo Steel Manufacturing Company, Ltd.	2,600	23,297
Tokyo Tekko Company, Ltd.	800	14,431
Tokyo Theatres Company, Inc.	900	11,751
Tokyo TY Financial Group, Inc.	1,936	55,914
Tokyotokeiba Company, Ltd.	1,700	64,237
Tokyu Construction Company, Ltd.	1,500	14,591
Tomato Bank, Ltd.	1,100	15,116
Tomen Devices Corp.	200	6,065
Tomoe Corp.	2,200	12,899
Tomoe Engineering Company, Ltd.	800	15,002
Tomoku Company, Ltd.	1,200	24,309
TOMONY Holdings, Inc.	10,600	54,413
Tomy Company, Ltd.	4,500	61,131
Tonami Holdings Company, Ltd.	500	25,286
Topcon Corp.	3,100	66,825
Toppan Forms Company, Ltd.	3,400	38,418
Topre Corp.	2,300	64,902
Topy Industries, Ltd.	1,300	39,989
Toridoll Holdings Corp.	1,400	52,082
Torii Pharmaceutical Company, Ltd.	1,100	29,485
Torishima Pump Manufacturing
Company, Ltd.	900	9,486
Tosei Corp.	1,300	12,654

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Toshiba Machine Company, Ltd.	8,000	$59,485
Toshiba Plant Systems & Services Corp. (C)	2,000	37,250
Toshiba TEC Corp.	3,000	18,871
Tosho Company, Ltd.	800	25,830
Tosho Printing Company, Ltd. (C)	1,500	13,570
Totetsu Kogyo Company, Ltd.	1,800	59,679
Towa Corp.	1,300	25,157
Towa Pharmaceutical Company, Ltd.	700	38,128
Toyo Construction Company, Ltd.	3,100	18,074
Toyo Corp.	2,400	21,052
Toyo Denki Seizo KK (C)	600	10,177
Toyo Engineering Corp. (C)	2,200	25,357
Toyo Ink SC Holdings Company, Ltd.	11,000	64,978
Toyo Kanetsu KK	400	16,227
Toyo Kohan Company, Ltd.	4,000	17,283
Toyo Securities Company, Ltd.	6,000	16,863
Toyo Tanso Company, Ltd.	1,000	31,347
Toyo Wharf & Warehouse Company, Ltd. (C)	600	9,678
Toyobo Company, Ltd.	3,293	59,763
TPR Company, Ltd.	1,400	46,236
Trancom Company, Ltd.	300	21,064
Transcosmos, Inc.	1,400	35,715
Trusco Nakayama Corp.	3,000	87,376
Trust Tech, Inc.	400	11,981
TS Tech Company, Ltd.	2,300	94,373
TSI Holdings Company, Ltd.	3,770	27,711
Tsubaki Nakashima Company, Ltd.	700	16,637
Tsubakimoto Chain Company	8,000	64,548
Tsugami Corp.	3,000	38,416
Tsukishima Kikai Company, Ltd.	2,000	26,689
Tsukuba Bank, Ltd.	5,700	19,489
Tsukui Corp.	4,800	43,074
Tsurumi Manufacturing Company, Ltd.	1,000	18,416
Tsutsumi Jewelry Company, Ltd.	700	13,647
Tv Tokyo Holdings Corp.	1,100	23,811
UACJ Corp.	1,903	49,614
Uchida Yoko Company, Ltd.	800	22,410
UKC Holdings Corp.	700	15,405
Uniden Holdings Corp. (B)	9,000	23,565
Union Tool Company	700	25,638
Unipres Corp.	2,600	69,748
United Arrows, Ltd.	1,200	48,667
United Super Markets Holdings, Inc.	4,200	42,610
UNITED, Inc.	400	13,005
Unitika, Ltd. (B)	5,900	43,281
Universal Entertainment Corp. (C)	600	22,067
Unizo Holdings Company, Ltd.	1,900	51,487
U-Shin, Ltd. (B)(C)	2,300	15,577
Ushio, Inc.	3,600	51,352
UT Group Company, Ltd. (B)	1,500	43,422
V Technology Company, Ltd. (C)	300	48,314
Valor Holdings Company, Ltd.	2,600	60,652
Vector, Inc.	1,100	16,141
Vital KSK Holdings, Inc.	2,400	21,936
VT Holdings Company, Ltd.	3,300	16,413
Wacoal Holdings Corp.	4,000	126,171
Wakachiku Construction Company, Ltd.	900	14,334
Wakita & Company, Ltd.	4,000	48,936
Warabeya Nichiyo Holdings Company, Ltd.	900	25,483
WATAMI Company, Ltd.	1,200	17,517
Weathernews, Inc.	500	14,747
West Holdings Corp.	1,300	8,708
W-Scope Corp.	1,000	20,664
Xebio Holdings Company, Ltd.	2,800	53,205
Yahagi Construction Company, Ltd.	2,000	17,403

The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Yaizu Suisankagaku Industry Company, Ltd.	1,100	$11,944
Yakuodo Company, Ltd.	700	19,473
YAMABIKO Corp.	2,400	37,896
Yamaichi Electronics Company, Ltd.	1,700	30,854
YA-MAN, Ltd.	1,700	28,548
Yamashin-Filter Corp. (C)	3,000	36,763
Yamato Kogyo Company, Ltd.	1,800	52,138
Yamazen Corp.	3,900	45,876
Yaoko Company, Ltd.	600	29,247
Yasuda Logistics Corp.	1,400	12,407
Yellow Hat, Ltd.	1,000	30,171
Yodogawa Steel Works, Ltd.	1,200	37,083
Yokogawa Bridge Holdings Corp.	2,100	49,049
Yokohama Reito Company, Ltd. (C)	2,900	30,036
Yokowo Company, Ltd.	1,200	17,037
Yomeishu Seizo Company, Ltd.	500	11,607
Yomiuri Land Company, Ltd.	200	8,784
Yondenko Corp.	600	15,808
Yondoshi Holdings, Inc.	1,300	34,445
Yorozu Corp.	1,800	38,572
Yuasa Trading Company, Ltd.	1,100	39,923
Yume No Machi Souzou Iinkai Company, Ltd.	1,700	31,095
Yumeshin Holdings Company, Ltd. (C)	2,200	21,101
Yurtec Corp.	2,000	17,064
Yushiro Chemical Industry Company, Ltd.	1,100	16,452
Zenrin Company, Ltd.	1,300	43,682
ZERIA Pharmaceutical Company, Ltd.	1,500	28,610
ZIGExN Company, Ltd. (B)(C)	3,400	27,138
Zojirushi Corp.	2,000	20,359
		35,646,569
Jersey, Channel Islands - 0.2%
Centamin PLC	71,818	152,968
Phoenix Group Holdings	17,598	185,517
		338,485
Liechtenstein - 0.0%
Liechtensteinische Landesbank AG	850	43,265
VP Bank AG	77	10,512
		53,777
Luxembourg - 0.3%
APERAM SA	3,400	174,668
B&M European Value Retail SA	24,612	140,448
IVS Group SA	880	13,812
L’Occitane International SA	22,250	40,707
Stabilus SA	577	51,860
Sword Group	496	20,136
		441,631
Macau - 0.0%
Macau Legend Development, Ltd. (B)(C)	129,000	19,279
Malta - 0.1%
Kindred Group PLC	10,896	155,582
Monaco - 0.1%
Endeavour Mining Corp. (B)(C)	3,183	64,901
Societe des Bains de Mer & du Cercle des
Etrangers a Monaco SA (B)	273	17,728
		82,629
Mongolia - 0.0%
Mongolian Mining Corp. (B)	346,000	9,215
Netherlands - 2.4%
Aalberts Industries NV	5,614	285,222
Accell Group	1,798	50,553
AMG Advanced Metallurgical Group NV	2,022	101,562
Amsterdam Commodities NV	1,174	33,965

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Netherlands (continued)
Arcadis NV	6,680	$152,589
Argenx SE (B)	826	52,043
ASM International NV	3,323	224,409
Atrium European Real Estate, Ltd. (B)	9,345	46,576
Basic-Fit NV (B)(D)	814	19,622
BE Semiconductor Industries NV	2,333	194,886
Beter Bed Holding NV (C)	1,056	16,775
BinckBank NV (C)	4,478	23,801
Boskalis Westminster	6,072	228,814
Brack Capital Properties NV (B)	434	50,043
Brunel International NV (C)	1,126	20,497
Corbion NV	3,428	111,039
Euronext NV (D)	2,460	152,591
Flow Traders (C)(D)	1,771	42,446
ForFarmers NV	1,296	16,245
Fugro NV (B)	4,464	69,494
Gemalto NV	3,520	208,454
Heijmans NV (B)(C)	2,023	23,544
Hunter Douglas NV	312	27,047
IMCD Group NV	998	62,756
Innoconcepts NV (A)(B)	10,527	0
Intertrust NV (D)	518	9,715
KAS Bank NV	330	3,945
Kendrion NV	1,026	49,454
Koninklijke BAM Groep NV (C)	21,076	96,728
Koninklijke Vopak NV	2,845	124,623
Nederland Apparatenfabriek	225	12,029
Nostrum Oil & Gas PLC (B)	1,610	7,114
OCI NV (B)	3,590	90,540
Ordina NV	5,537	10,346
PostNL NV	28,913	141,136
QIAGEN NV (B)	5,140	160,319
Refresco Group NV (D)	2,299	54,614
SBM Offshore NV	12,039	212,030
Sligro Food Group NV	1,765	84,323
Telegraaf Media Groep NV (B)	3,529	16,916
TKH Group NV	2,191	139,162
TomTom NV (B)	9,381	92,769
Van Lanschot Kempen NV	1,125	35,275
Wessanen	5,830	120,220
		3,676,231
New Zealand - 0.7%
Air New Zealand, Ltd.	42,145	95,161
Chorus, Ltd.	17,681	52,553
EBOS Group, Ltd.	3,359	44,120
Freightways, Ltd.	9,567	51,982
Genesis Energy, Ltd.	22,721	40,549
Heartland Bank, Ltd.	15,680	23,105
Infratil, Ltd.	36,776	86,438
Kathmandu Holdings, Ltd.	4,554	7,840
Mainfreight, Ltd.	5,720	102,897
Metlifecare, Ltd.	10,897	47,093
New Zealand Oil & Gas, Ltd.	19,080	9,466
NZME, Ltd. (C)	13,259	8,132
PGG Wrightson, Ltd.	8,197	3,479
Pike River Coal, Ltd. (A)(B)	21,968	0
Port of Tauranga, Ltd. (C)	22,336	78,169
Restaurant Brands New Zealand, Ltd.	2,811	14,534
Scales Corp, Ltd.	5,176	17,524
SKY Network Television, Ltd.	18,776	37,389
SKYCITY Entertainment Group, Ltd.	48,327	142,019
Summerset Group Holdings, Ltd.	13,043	50,839
Synlait Milk, Ltd. (B)	4,590	23,431
The New Zealand Refining Company, Ltd.	11,354	21,323
The Warehouse Group, Ltd.	9,894	14,574

The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
New Zealand (continued)
Tourism Holdings, Ltd.	6,274	$26,917
TOWER, Ltd. (B)	12,717	6,073
Trade Me Group, Ltd.	14,357	49,237
Xero, Ltd. (B)	1,751	39,004
Z Energy, Ltd.	5,674	30,792
		1,124,640
Norway - 0.7%
ABG Sundal Collier Holding ASA	13,972	10,127
Akastor ASA (B)	6,104	12,186
Aker Solutions ASA (B)	6,300	35,493
American Shipping Company ASA (B)	1,661	4,846
Atea ASA (B)	5,640	79,277
Austevoll Seafood ASA	7,284	60,497
Axactor AB (B)(C)	45,702	15,982
B2Holding ASA	4,699	11,971
Bonheur ASA	1,672	18,243
Borregaard ASA	4,320	42,853
BW Offshore, Ltd. (B)	8,308	36,269
DNO ASA (B)	54,092	62,540
Ekornes ASA	1,675	24,192
Europris ASA (D)	1,916	7,801
Frontline, Ltd.	3,094	14,363
Grieg Seafood ASA	2,264	19,883
Hexagon Composites ASA (B)	3,589	11,989
Hoegh LNG Holdings, Ltd.	2,568	20,284
Kongsberg Automotive ASA (B)	29,400	41,992
Kvaerner ASA (B)	11,623	22,371
Nordic Nanovector ASA (B)(C)	2,098	20,665
Nordic Semiconductor ASA (B)	7,334	37,631
Norwegian Air Shuttle ASA (B)(C)	1,910	40,912
Ocean Yield ASA	4,830	40,856
Odfjell Drilling, Ltd. (B)	2,195	9,754
Opera Software ASA (B)(C)	6,623	21,166
Petroleum Geo-Services ASA (B)(C)	19,660	40,041
Prosafe SE (B)	336	490
Protector Forsikring ASA	4,177	45,858
Sbanken ASA (D)	3,381	33,312
Scatec Solar ASA (D)	4,197	25,538
Sevan Marine ASA (B)(C)	2,068	3,665
Solstad Farstad ASA (B)	2,340	1,721
SpareBank 1 SR-Bank ASA	4,037	42,755
Tomra Systems ASA	5,593	89,588
Treasure ASA (C)	3,110	5,470
Veidekke ASA	6,400	72,354
Wilh Wilhelmsen Holding ASA, Class A	862	25,976
XXL ASA (C)(D)	3,048	31,569
		1,142,480
Peru - 0.0%
Hochschild Mining PLC	16,530	58,746
Portugal - 0.5%
Altri SGPS SA	6,126	38,001
Banco Comercial Portugues SA (B)	763,825	248,620
CTT-Correios de Portugal SA	2,634	11,061
Mota-Engil SGPS SA	10,759	47,272
NOS SGPS SA	17,437	114,589
REN - Redes Energeticas Nacionais SGPS SA	21,378	63,504
Semapa-Sociedade de Investimento & Gestao	1,885	40,299
Sonae SGPS SA	82,367	111,245
Teixeira Duarte SA	21,736	5,812
The Navigator Company SA	16,480	83,908
		764,311
Russia - 0.1%
Evraz PLC	13,121	59,970

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Russia (continued)
Petropavlovsk PLC (B)	214,252	$22,292
		82,262
Singapore - 1.0%
Accordia Golf Trust	40,300	20,625
Ascendas India Trust	29,700	25,551
Banyan Tree Holdings, Ltd. (B)	54,000	22,808
Boustead Projects, Ltd.	3,000	1,950
Boustead Singapore, Ltd.	10,000	6,425
Bukit Sembawang Estates, Ltd.	11,000	51,509
BW LPG, Ltd. (B)(D)	4,059	19,065
China Aviation Oil Singapore Corp., Ltd.	14,400	17,405
Chip Eng Seng Corp., Ltd.	33,000	24,014
CITIC Envirotech, Ltd.	26,900	14,940
ComfortDelGro Corp., Ltd.	75,100	110,960
CSE Global, Ltd.	34,000	9,268
Delfi, Ltd.	21,900	23,245
Ezion Holdings, Ltd. (B)	131,300	19,340
Far East Orchard, Ltd.	5,000	5,603
First Resources, Ltd.	19,300	26,927
Gallant Venture, Ltd. (B)	71,000	6,944
GL, Ltd.	51,700	32,462
Golden Agri-Resources, Ltd.	170,900	47,181
GuocoLand, Ltd.	10,400	17,406
Halcyon Agri Corp., Ltd. (B)	4,293	1,845
Haw Par Corp., Ltd.	2,100	17,805
Ho Bee Land, Ltd.	11,400	20,937
Hong Fok Corp., Ltd.	52,800	33,901
Hong Leong Asia, Ltd.	13,000	10,162
Hong Leong Finance, Ltd.	6,400	13,051
Hutchison Port Holdings Trust	27,000	11,178
Hyflux, Ltd.	24,000	6,721
IGG, Inc.	64,000	68,766
Indofood Agri Resources, Ltd.	25,000	7,264
Kenon Holdings, Ltd. (B)	787	16,779
Keppel Infrastructure Trust	140,600	60,374
M1, Ltd.	16,900	22,479
Metro Holdings, Ltd.	31,600	26,676
Midas Holdings, Ltd. (B)	86,000	6,922
OUE, Ltd.	11,100	15,510
Raffles Medical Group, Ltd.	34,100	28,548
RHT Health Trust	26,900	16,898
Rotary Engineering, Ltd.	22,000	7,548
SATS, Ltd.	16,000	62,123
SBS Transit, Ltd.	5,000	9,379
Sembcorp Marine, Ltd.	47,000	64,405
Sheng Siong Group, Ltd.	29,900	20,672
SIA Engineering Company, Ltd.	12,800	29,944
SIIC Environment Holdings, Ltd.	35,800	13,779
Sinarmas Land, Ltd.	94,200	28,108
Singapore Post, Ltd.	66,100	61,281
Singapore Press Holdings, Ltd.	49,100	97,137
Stamford Land Corp., Ltd.	59,000	21,901
StarHub, Ltd.	18,000	38,303
Swiber Holdings, Ltd. (A)(B)	15,000	1,222
Tat Hong Holdings, Ltd. (B)	31,000	10,393
UMS Holdings, Ltd.	14,000	10,624
United Engineers, Ltd.	32,100	63,333
United Industrial Corp., Ltd.	7,100	17,555
UOB-Kay Hian Holdings, Ltd.	20,703	21,052
Wheelock Properties Singapore, Ltd.	8,300	11,782
Wing Tai Holdings, Ltd.	21,205	36,126
XP Power, Ltd.	482	22,258
Yeo Hiap Seng, Ltd.	1,104	1,041
Yongnam Holdings, Ltd. (B)	32,625	7,691
		1,547,101

The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
South Africa - 0.0%
Lonmin PLC (B)	4,766	$5,356
Petra Diamonds, Ltd. (B)	53,738	56,674
		62,030
Spain - 2.4%
Acciona SA	1,823	148,594
Acerinox SA	9,149	130,564
Adveo Group International SA (B)	702	2,072
Alantra Partners SA	1,181	19,217
Almirall SA	4,393	43,991
Amper SA (B)	78,616	18,073
Applus Services SA	6,546	88,460
Atresmedia Corp de Medios de
Comunicacion SA	3,644	38,030
Baron de Ley (B)	172	22,756
Bolsas y Mercados Espanoles SHMSF SA	5,350	170,261
Caja de Ahorros del Mediterraneo (A)(B)	5,428	0
Cellnex Telecom SA (D)	5,734	146,706
Cia de Distribucion Integral Logista
Holdings SA	1,883	43,321
Cie Automotive SA	3,433	99,496
Construcciones y Auxiliar de Ferrocarriles SA	1,425	58,383
Distribuidora Internacional de
Alimentacion SA	26,359	135,950
Duro Felguera SA (B)(C)	5,568	2,200
Ebro Foods SA	5,367	125,615
eDreams ODIGEO SA (B)	6,457	36,852
Elecnor SA	2,026	32,252
Enagas SA	8,578	245,325
Ence Energia y Celulosa SA	12,997	85,687
Ercros SA	12,631	43,285
Euskaltel SA (D)	6,084	49,579
Faes Farma SA	20,255	71,381
Fluidra SA	3,227	45,669
Fomento de Construcciones y Contratas
SA (B)	995	10,277
Global Dominion Access SA (B)(D)	965	4,986
Grupo Catalana Occidente SA	3,214	142,394
Indra Sistemas SA (B)	7,450	101,869
Laboratorios Farmaceuticos Rovi SA	987	18,512
Liberbank SA (B)	130,927	69,189
Mediaset Espana Comunicacion SA	7,779	87,240
Melia Hotels International SA	6,008	82,668
Miquel y Costas & Miquel SA	922	39,788
NH Hotel Group SA	16,992	122,180
Obrascon Huarte Lain SA (B)	14,644	87,393
Papeles y Cartones de Europa SA	5,059	68,713
Parques Reunidos Servicios Centrales
SAU (D)	711	12,678
Pharma Mar SA (B)	13,550	40,205
Promotora de Informaciones SA, Class A (B)	2,575	7,601
Prosegur Cia de Seguridad SA	14,186	111,290
Realia Business SA (B)	13,915	18,312
Sacyr SA (B)	34,695	98,002
Saeta Yield SA	3,017	35,463
Talgo SA (D)	4,711	24,024
Tecnicas Reunidas SA (C)	2,298	72,868
Tubacex SA (B)	6,252	25,104
Tubos Reunidos SA (B)	9,106	8,184
Vidrala SA	1,377	139,568
Viscofan SA	2,898	191,087
Zardoya Otis SA	6,140	67,151
		3,590,465
Sweden - 2.8%
AAK AB	1,643	140,708

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Sweden (continued)
Acando AB	6,279	$21,324
AddLife AB	856	17,765
AddNode Group AB	908	8,396
AddTech AB, B Shares	5,019	109,701
AF AB, B Shares	4,252	93,770
Ahlstrom-Munksjo OYJ (B)	4,382	95,550
Alimak Group AB (D)	525	8,191
Atrium Ljungberg AB, B Shares	2,105	33,366
Attendo AB (D)	2,185	23,460
Avanza Bank Holding AB (C)	1,104	46,289
Beijer Alma AB	1,025	32,736
Beijer Ref AB	2,250	86,742
Bergman & Beving AB	2,270	23,787
Betsson AB (B)	7,923	58,360
Bilia AB, A Shares	6,880	67,030
BillerudKorsnas AB	1,434	24,555
BioGaia AB, B Shares	839	33,324
Bonava AB, B Shares	3,323	46,431
Bravida Holding AB (D)	3,082	20,588
Bulten AB	717	10,706
Bure Equity AB	3,775	45,166
Byggmax Group AB	5,363	35,905
Capio AB (D)	2,461	13,170
Catena AB	1,035	19,646
Clas Ohlson AB, B Shares	3,185	43,690
Cloetta AB, B Shares	18,972	68,576
Collector AB (B)	1,870	18,520
Com Hem Holding AB	4,044	61,828
Concordia Maritime AB, B Shares	2,200	3,351
Dios Fastigheter AB	6,611	44,951
Dometic Group AB (D)	9,497	96,727
Duni AB	2,559	37,902
Dustin Group AB (D)	3,341	33,201
Eastnine AB	1,669	16,636
Enea AB (B)	1,999	19,778
Fabege AB	6,102	130,026
Fagerhult AB	4,095	50,103
Granges AB	4,391	45,032
Haldex AB (B)	3,364	35,799
Hemfosa Fastigheter AB	7,325	98,155
HIQ International AB (B)	3,756	28,485
Hoist Finance AB (D)	2,083	23,357
Holmen AB, B Shares	4,164	221,316
Indutrade AB	5,919	161,302
Inwido AB	3,126	31,877
JM AB	5,515	125,633
KappAhl AB (B)(C)	2,691	14,923
Karo Pharma AB (C)	4,734	19,353
Klovern AB, B Shares	23,978	31,346
KNOW IT AB	1,068	20,202
Kungsleden AB	12,751	92,465
Lagercrantz Group AB, B Shares	1,564	15,427
Lifco AB, B Shares	630	21,813
Lindab International AB	6,008	49,969
Loomis AB, B Shares	3,939	165,381
Mekonomen AB	2,150	39,059
Modern Times Group MTG AB, B Shares	2,175	91,398
Momentum Group AB, Class B (B)	2,270	32,207
Mycronic AB (C)	3,734	38,700
NCC AB, B Shares	2,552	48,943
NetEnt AB (B)	8,580	59,084
New Wave Group AB, B Shares	4,353	28,918
Nobia AB	8,526	72,140
Nobina AB (D)	3,226	21,228
Nolato AB, B Shares	1,128	74,089

The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Sweden (continued)
Nordax Group AB (D)	3,088	$19,967
OEM International AB, B Shares	1,656	35,725
Pandox AB	1,465	28,259
Peab AB	14,016	120,590
Platzer Fastigheter Holding AB, Series B	1,885	11,951
Qliro Group AB (B)(C)	6,110	13,452
Ratos AB, B Shares (C)	14,845	64,832
RaySearch Laboratories AB (B)(C)	1,111	23,193
Recipharm AB, B Shares (C)	1,946	23,358
Resurs Holding AB (D)	1,621	11,507
Sagax AB, B Shares	1,104	13,274
SAS AB (B)	6,411	16,633
Scandi Standard AB	2,986	23,111
Scandic Hotels Group AB (D)	4,043	57,986
Sensys Gatso Group AB (B)	23,414	4,368
SkiStar AB	803	15,433
Sweco AB, B Shares	4,462	98,904
Thule Group AB (D)	3,182	71,681
Troax Group AB	436	14,798
VBG Group AB, B Shares	630	10,125
Victoria Park AB, B Shares	7,077	25,323
Wallenstam AB, B Shares	9,275	89,258
Wihlborgs Fastigheter AB	4,166	99,577
		4,342,861
Switzerland - 4.6%
Allreal Holding AG (B)	841	142,204
Alpiq Holding AG (B)	155	10,033
ALSO Holding AG (B)	269	36,988
APG SGA SA	88	41,077
Arbonia AG (B)(C)	1,795	29,908
Aryzta AG (B)(C)	3,265	129,564
Ascom Holding AG	2,404	62,061
Autoneum Holding AG	221	63,625
Bachem Holding AG, Class B	99	15,642
Bank Cler AG	634	27,694
Banque Cantonale de Geneve	142	23,899
Banque Cantonale Vaudoise	91	68,636
Belimo Holding AG	21	91,801
Bell Food Group AG	90	39,679
Berner Kantonalbank AG (C)	285	51,578
BKW AG	659	39,128
Bobst Group SA	632	83,950
Bossard Holding AG, Class A	447	105,339
Bucher Industries AG	463	187,954
Burckhardt Compression Holding AG	228	73,879
Burkhalter Holding AG	218	28,391
Calida Holding AG (B)	285	11,118
Cembra Money Bank AG (B)	949	88,411
Cicor Technologies (B)	277	17,209
Coltene Holding AG	170	16,562
Conzzeta AG	54	56,272
Daetwyler Holding AG	589	113,841
DKSH Holding AG	778	68,061
dormakaba Holding AG (B)	225	209,509
Edmond de Rothschild Suisse SA	1	18,967
EFG International AG (B)	4,687	49,485
Emmi AG (B)	158	113,648
Energiedienst Holding AG	559	14,888
Fenix Outdoor International AG	225	26,752
Ferrexpo PLC	5,662	22,358
Flughafen Zurich AG	767	175,311
Forbo Holding AG	82	126,574
GAM Holding AG (B)	10,480	169,102
Georg Fischer AG	265	349,844
Gurit Holding AG (B)	22	23,768

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Switzerland (continued)
Helvetia Holding AG	463	$260,418
Hiag Immobilien Holding AG (B)	84	10,436
HOCHDORF Holding AG (B)(C)	49	14,377
Huber & Suhner AG	574	29,923
Hypothekarbank Lenzburg AG	3	13,662
Implenia AG	994	67,115
Inficon Holding AG (B)	129	80,384
Interroll Holding AG	38	56,278
Intershop Holding AG	72	35,987
IWG PLC	38,584	133,996
Jungfraubahn Holding AG	153	19,986
Kardex AG (B)	420	51,568
Komax Holding AG	232	75,938
Kudelski SA (C)	2,497	30,820
LEM Holding SA	42	71,138
Logitech International SA	4,849	163,350
Logitech International SA (Nasdaq Stock
Market) (C)	1,671	56,186
Luzerner Kantonalbank AG	254	121,166
MCH Group AG	273	18,578
Metall Zug AG, B Shares	8	30,358
Meyer Burger Technology AG (B)(C)	4,318	7,390
Mobilezone Holding AG (C)	1,773	23,377
Mobimo Holding AG (B)	463	124,212
OC Oerlikon Corp. AG (B)	9,688	163,530
Orascom Development Holding AG (B)	533	6,009
Orell Fuessli Holding AG (C)	92	10,642
Oriflame Holding AG	820	33,794
Orior AG	425	33,649
Panalpina Welttransport Holding AG	775	120,045
Phoenix Mecano AG (C)	38	23,969
Plazza AG, Class A	62	14,507
PSP Swiss Property AG	1,672	158,503
Rieter Holding AG (B)	251	61,198
Romande Energie Holding SA	34	41,149
Schaffner Holding AG (B)	40	12,806
Schmolz & Bickenbach AG (B)	39,436	33,979
Schweiter Technologies AG	71	92,052
SFS Group AG (B)	555	64,408
Siegfried Holding AG (B)	210	69,817
St. Galler Kantonalbank AG	125	62,089
Sulzer AG	887	107,509
Sunrise Communications Group AG (B)(D)	1,276	116,447
Swissquote Group Holding SA	328	12,836
Tamedia AG	201	28,459
Tecan Group AG	559	116,097
Temenos Group AG (B)	3,062	391,847
u-blox Holding AG (B)	323	63,484
Valiant Holding AG	1,060	114,642
Valora Holding AG	284	94,639
Vaudoise Assurances Holding SA	64	34,682
Vetropack Holding AG	10	19,225
Von Roll Holding AG (B)(C)	7,878	11,310
Vontobel Holding AG	1,927	121,475
VZ Holding AG	83	28,115
Walliser Kantonalbank (B)	104	10,270
Warteck Invest AG	7	13,999
Ypsomed Holding AG (B)(C)	276	45,455
Zehnder Group AG	615	25,229
Zug Estates Holding AG, B Shares (B)(C)	16	30,000
Zuger Kantonalbank AG	13	70,226
		6,979,445
Taiwan - 0.0%
Ya Hsin Industrial Company, Ltd. (A)(B)	138,000	0

The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
United Arab Emirates - 0.0%
Lamprell PLC (B)	33,134	$34,943
United Kingdom - 16.0%
4imprint Group PLC	1,523	38,934
A.G. Barr PLC	7,680	68,939
AA PLC	27,539	63,083
Acacia Mining PLC	8,311	22,079
Afren PLC (A)(B)	55,554	0
Aggreko PLC	12,621	135,817
Aldermore Group PLC (B)	11,067	46,287
Alizyme PLC (A)(B)	22,479	0
Anglo Pacific Group PLC	12,147	24,997
Anglo-Eastern Plantations PLC	1,225	12,725
Arrow Global Group PLC	6,931	36,938
Ascential PLC	6,592	34,189
Ashmore Group PLC	18,067	98,450
Auto Trader Group PLC (D)	24,018	114,161
AVEVA Group PLC	1,203	44,860
Avon Rubber PLC	2,322	38,131
Babcock International Group PLC	2,494	23,731
Balfour Beatty PLC	63,404	253,605
BBA Aviation PLC	65,305	307,745
Beazley PLC	34,635	249,795
Bellway PLC	8,382	401,830
Bodycote PLC	14,350	176,509
Booker Group PLC	78,021	241,074
Bovis Homes Group PLC	14,625	230,899
Braemar Shipping Services PLC	1,328	4,839
Brewin Dolphin Holdings PLC	29,978	157,233
Britvic PLC	13,911	152,665
BTG PLC (B)	13,170	135,391
Cairn Energy PLC (B)	27,426	79,032
Cambian Group PLC	6,001	15,942
Capita PLC	1,748	9,445
Capital & Counties Properties PLC	31,225	134,625
Card Factory PLC	6,095	24,246
Carillion PLC (C)	35,521	8,268
Charles Taylor PLC	4,285	16,409
Chemring Group PLC	24,869	61,683
Chesnara PLC	5,125	26,887
Cineworld Group PLC	15,609	126,310
Circassia Pharmaceuticals PLC (B)	9,034	12,668
Clarkson PLC	2,434	93,995
Close Brothers Group PLC	15,753	307,783
CLS Holdings PLC	10,759	36,177
Cobham PLC (B)	110,551	188,098
Computacenter PLC	5,438	84,762
Concentric AB	3,667	67,369
Connect Group PLC	21,090	32,061
Consort Medical PLC	3,903	61,743
Costain Group PLC	4,797	30,189
Countryside Properties PLC (D)	2,472	11,739
Countrywide PLC (B)	10,669	17,341
Cranswick PLC	4,816	216,515
Crest Nicholson Holdings PLC	16,969	124,846
Daejan Holdings PLC	569	46,704
Daily Mail & General Trust PLC, Class A	20,158	161,854
Dairy Crest Group PLC	11,671	90,939
De La Rue PLC	6,976	60,429
Debenhams PLC	76,182	35,784
Dechra Pharmaceuticals PLC	1,029	29,034
Devro PLC	11,119	34,459
DFS Furniture PLC	12,509	33,225
Dialight PLC (B)	105	781
Dialog Semiconductor PLC (B)	5,144	159,296
Dignity PLC	3,439	84,203

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Diploma PLC	10,961	$184,621
DiscoverIE Group PLC	3,093	15,497
Domino’s Pizza Group PLC	29,982	139,642
Drax Group PLC	33,303	121,395
DS Smith PLC	13,112	91,397
Dunelm Group PLC	5,863	54,651
EI Group PLC (B)	40,990	77,956
Electrocomponents PLC	47,214	398,562
Elementis PLC	46,567	180,736
EnQuest PLC (B)	76,575	29,469
Equiniti Group PLC (D)	10,616	40,931
Essentra PLC	14,966	107,001
esure Group PLC	14,313	48,006
Euromoney Institutional Investor PLC	4,132	72,888
FDM Group Holdings PLC	2,162	27,225
Fenner PLC	19,895	107,362
Fidessa Group PLC	2,911	99,273
Findel PLC (B)	8,139	23,089
Firstgroup PLC (B)	125,061	186,019
Foxtons Group PLC	23,551	25,982
Fuller Smith & Turner PLC, Class A	1,525	18,778
Galliford Try PLC	6,450	111,714
Games Workshop Group PLC	2,745	97,428
Gem Diamonds, Ltd. (B)	12,666	12,138
Genus PLC	5,069	173,314
Go-Ahead Group PLC	4,789	96,363
Gocompare.Com Group PLC	23,140	33,351
Grainger PLC	22,342	87,391
Greene King PLC	20,833	155,671
Greggs PLC	7,042	132,821
Halfords Group PLC	15,547	73,475
Halma PLC	18,461	313,673
Hays PLC	141,053	347,402
Headlam Group PLC	6,602	52,175
Helical PLC	8,263	37,918
Henry Boot PLC	2,735	11,767
Hill & Smith Holdings PLC	7,014	126,899
Hilton Food Group PLC	1,880	22,018
HomeServe PLC	21,631	236,267
Howden Joinery Group PLC	65,191	410,367
Hunting PLC (B)	14,400	117,595
Ibstock PLC (D)	7,043	25,288
IG Group Holdings PLC	21,765	210,730
IMI PLC	10,388	186,628
Inchcape PLC	25,976	273,642
Indivior PLC (B)	31,351	172,165
Inmarsat PLC	15,832	104,725
Intermediate Capital Group PLC	12,019	185,583
International Personal Finance PLC	12,526	33,384
Interserve PLC (B)	17,216	22,104
IP Group PLC (B)	127	243
ITE Group PLC	27,168	66,609
J.D. Wetherspoon PLC	7,975	135,545
James Fisher & Sons PLC	4,634	98,087
Jardine Lloyd Thompson Group PLC	13,961	261,820
JD Sports Fashion PLC	22,486	101,880
John Laing Group PLC (D)	7,364	29,273
John Menzies PLC	6,747	61,901
John Wood Group PLC	28,613	250,353
Jupiter Fund Management PLC	22,824	193,125
Just Group PLC	18,517	42,304
KAZ Minerals PLC (B)	24,312	292,253
KCOM Group PLC	37,969	46,655
Keller Group PLC	5,815	76,137
Kier Group PLC	9,955	145,816

The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Ladbrokes Coral Group PLC	83,260	$203,987
Laird PLC	45,141	83,825
Lancashire Holdings, Ltd.	16,425	151,085
Lookers PLC	22,449	31,291
Low & Bonar PLC	22,280	16,396
LSL Property Services PLC	6,404	24,276
Man Group PLC	85,474	237,843
Marshalls PLC	12,527	76,665
Marston’s PLC	54,494	82,739
McBride PLC (B)	14,770	45,960
McCarthy & Stone PLC (D)	19,899	42,430
Mears Group PLC	8,289	45,794
Meggitt PLC	36,161	234,806
Melrose Industries PLC	63,726	182,312
Millennium & Copthorne Hotels PLC	11,031	87,190
Mitchells & Butlers PLC	21,557	82,290
Mitie Group PLC	23,849	62,126
MJ Gleeson PLC	2,770	28,672
Moneysupermarket.com Group PLC	26,722	128,402
Morgan Advanced Materials PLC	28,365	129,407
Morgan Sindall Group PLC	3,612	69,679
Mothercare PLC (B)	8,741	7,658
MWB Group Holdings PLC (A)(B)	11,618	765
N. Brown Group PLC	9,633	35,254
National Express Group PLC	36,763	189,320
NCC Group PLC	13,335	42,334
NEX Group PLC	19,909	162,767
Northgate PLC	13,449	69,151
Ocado Group PLC (B)	14,897	79,544
OneSavings Bank PLC	9,121	50,661
Ophir Energy PLC (B)	7,595	6,966
Oxford Instruments PLC	4,212	48,309
Pagegroup PLC	21,937	138,224
Paragon Banking Group PLC	12,213	80,789
PayPoint PLC	4,414	54,508
Pendragon PLC	102,667	39,468
Pennon Group PLC	22,238	234,772
Petrofac, Ltd.	5,818	39,942
Pets at Home Group PLC	8,991	21,385
Photo-Me International PLC	24,658	61,220
Polypipe Group PLC	5,799	30,794
Premier Foods PLC (B)	41,106	23,860
Premier Oil PLC (B)(C)	29,180	29,919
PZ Cussons PLC	16,024	70,170
QinetiQ Group PLC	39,382	122,637
Rank Group PLC	7,303	23,929
Rathbone Brothers PLC	3,547	122,117
Redrow PLC	22,732	200,873
Renewi PLC	83,250	116,094
Renishaw PLC	3,796	266,348
Rentokil Initial PLC	15,486	66,344
Ricardo PLC	3,961	47,434
Rightmove PLC	4,822	292,626
RM PLC	8,752	23,544
Robert Walters PLC	3,076	24,630
Rotork PLC	60,697	217,887
RPC Group PLC	30,356	360,574
RPS Group PLC	21,630	79,488
Saga PLC	27,771	47,215
Savills PLC	9,220	123,388
SDL PLC	7,019	41,449
Senior PLC	41,571	146,202
Serco Group PLC (B)	14,967	19,924
Severfield PLC	11,941	12,794
SIG PLC	58,251	138,605

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Soco International PLC	16,636	$25,129
Softcat PLC	823	5,784
Spectris PLC	7,406	247,924
Speedy Hire PLC	24,369	20,280
Spirax-Sarco Engineering PLC	3,484	263,406
Spire Healthcare Group PLC (D)	8,597	29,401
Spirent Communications PLC	60,317	83,076
Sportech PLC (B)	11,390	12,285
Sports Direct International PLC (B)	5,001	25,407
SSP Group PLC	16,523	151,759
St. Ives PLC	3,492	3,750
St. Modwen Properties PLC	19,165	105,167
Stagecoach Group PLC	27,597	61,239
Stallergenes Greer PLC (B)	390	18,016
SThree PLC	8,144	40,367
Stobart Group, Ltd.	12,751	48,520
Stock Spirits Group PLC	6,082	22,053
Stolt-Nielsen, Ltd.	2,414	32,053
STV Group PLC	2,685	11,790
SuperGroup PLC	3,110	82,954
Synthomer PLC	26,716	176,579
TalkTalk Telecom Group PLC	31,116	63,810
Tate & Lyle PLC	39,450	373,925
Ted Baker PLC	2,438	88,993
Telecom Plus PLC	6,080	98,460
The Restaurant Group PLC	12,695	51,513
The Vitec Group PLC	1,430	21,758
The Weir Group PLC	6,538	187,031
Thomas Cook Group PLC	84,977	140,640
Topps Tiles PLC	15,591	16,812
TP ICAP PLC	33,151	237,649
Travis Perkins PLC	5,212	110,198
Trifast PLC	3,637	12,341
Trinity Mirror PLC	27,680	29,794
TT Electronics PLC	14,769	44,503
Tullow Oil PLC (B)(C)	145,732	405,759
U & I Group PLC	5,560	14,513
UBM PLC	22,464	226,163
Ultra Electronics Holdings PLC	7,676	139,400
Vectura Group PLC (B)	41,947	66,578
Vesuvius PLC	20,181	158,441
Victrex PLC	9,279	330,391
Virgin Money Holdings UK PLC	8,472	32,452
Volex PLC (B)	3,136	3,564
Vp PLC	637	7,664
WH Smith PLC	7,608	240,980
William Hill PLC	48,853	211,909
Wilmington PLC	8,076	25,985
Wincanton PLC	7,151	22,828
Xaar PLC	5,629	27,982
Zeal Network SE	349	8,978
ZPG PLC (D)	6,724	30,063
		24,313,297
United States - 0.2%
Alacer Gold Corp. (B)	21,191	37,594
Argonaut Gold, Inc. (B)	12,132	23,164
Energy Fuels, Inc. (B)(C)	730	1,312
Ormat Technologies, Inc.	1	47
REC Silicon ASA (B)(C)	135,975	22,857
Sims Metal Management, Ltd.	15,252	186,542
Tahoe Resources, Inc. (C)	19,100	91,625
		363,141
TOTAL COMMON STOCKS (Cost $123,570,135)		$149,399,651

The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES - 0.3%
Germany - 0.3%
Draegerwerk AG & Company KGaA	721	$62,378
FUCHS PETROLUB SE	1,813	96,000
Jungheinrich AG	1,449	68,126
Sartorius AG	920	87,393
Sixt SE	1,166	73,900
STO SE & Company KGaA	124	18,746
Villeroy & Boch AG	625	14,466
		421,009
TOTAL PREFERRED SECURITIES (Cost $289,897)		$421,009

RIGHTS - 0.0%
Faes Farma SA (Expiration
Date: 1-2-18) (B)(E)	20,255	2,503
Maurel ET (Expiration
Date: 1-2-18) (A)(B)(E)	7,666	368
TOTAL RIGHTS (Cost $2,381)		$2,871

SECURITIES LENDING COLLATERAL - 7.7%
John Hancock Collateral Trust,
1.3985% (F)(G)	1,171,611	11,720,683
TOTAL SECURITIES LENDING COLLATERAL
(Cost $11,722,281)		$11,720,683
Total Investments (International Small Company Trust)
(Cost $135,584,694) - 106.1%		$161,544,214
Other assets and liabilities, net - (6.1%)		(9,309,607)
TOTAL NET ASSETS - 100.0%		$152,234,607

International Small Company Trust (continued)

Security Abbreviations and Legend

(A)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(B)	Non-income producing security.
(C)	A portion of this security is on loan as of 12-31-17.
(D)

These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(E)	Strike price and/or expiration date not available.
(F)	The rate shown is the annualized seven-day yield as of 12-31-17.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
Mini MSCI EAFE Index Futures	9	Long	Mar 2018	$913,995	$920,475	$6,480
						$6,480

*	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

International Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS - 97.4%
Canada - 7.9%
Alamos Gold, Inc., Class A	1,760,600	$11,461,506
Barrick Gold Corp.	671,980	9,723,551
Cenovus Energy, Inc. (A)	837,228	7,646,283
Eldorado Gold Corp. (A)	2,357,300	3,413,115
Husky Energy, Inc. (B)	527,300	7,445,963
Suncor Energy, Inc.	126,500	4,644,372
Wheaton Precious Metals Corp.	1,090,700	24,113,407
		68,448,197
China - 8.9%
Baidu, Inc., ADR (B)	112,760	26,409,520
China Life Insurance Company, Ltd., H Shares	2,512,000	7,833,705
China Telecom Corp., Ltd., H Shares	25,860,427	12,265,867
NetEase, Inc., ADR	24,300	8,385,201
Shanghai Pharmaceuticals Holding
Company, Ltd., H Shares (A)	2,581,800	6,970,306
Sinopec Engineering Group Company, Ltd.,
H Shares	7,668,000	7,264,752

International Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
China (continued)
Sinopharm Group Company, Ltd., H Shares	1,836,400	$7,910,828
		77,040,179
France - 6.1%
AXA SA	377,021	11,172,321
BNP Paribas SA	226,534	16,851,503
Cie Generale des Etablissements Michelin	38,299	5,478,858
Sanofi	69,893	6,017,209
TOTAL SA (A)	142,705	7,877,284
Veolia Environnement SA	223,922	5,709,810
		53,106,985
Germany - 6.8%
Bayer AG	91,243	11,338,117
Gerresheimer AG	102,650	8,489,754
Innogy SE (C)	235,963	9,234,791
Merck KGaA	60,467	6,490,317
MorphoSys AG (B)	116,936	10,687,689

The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Germany (continued)
Siemens AG	43,161	$5,975,955
Telefonica Deutschland Holding AG	1,301,760	6,514,953
		58,731,576
Hong Kong - 3.4%
China Mobile, Ltd.	918,500	9,287,912
CK Hutchison Holdings, Ltd.	1,045,500	13,100,430
Kunlun Energy Company, Ltd.	3,622,000	3,764,485
Value Partners Group, Ltd. (A)	3,594,900	3,810,519
		29,963,346
India - 1.0%
Hero MotoCorp, Ltd.	83,700	4,986,302
Jain Irrigation Systems, Ltd.	1,872,382	3,678,031
		8,664,333
Ireland - 1.0%
Shire PLC	161,304	8,358,937
Israel - 2.0%
Teva Pharmaceutical Industries, Ltd., ADR (A)	915,945	17,357,158
Italy - 1.7%
Eni SpA	872,182	14,432,780
Japan - 11.9%
Astellas Pharma, Inc.	762,000	9,679,896
Inpex Corp.	750,800	9,344,472
Kirin Holdings Company, Ltd.	380,300	9,584,100
Panasonic Corp.	324,800	4,740,104
Ryohin Keikaku Company, Ltd.	21,500	6,692,716
SoftBank Group Corp.	298,000	23,592,833
Sumitomo Metal Mining Company, Ltd.	272,500	12,466,953
Sumitomo Rubber Industries, Ltd.	494,400	9,162,840
Suntory Beverage & Food, Ltd.	188,900	8,400,359
Taiheiyo Cement Corp.	221,300	9,527,786
		103,192,059
Luxembourg - 1.6%
SES SA (A)	376,329	5,867,555
Tenaris SA (A)	490,684	7,788,105
		13,655,660
Malta - 0.0%
BGP Holdings PLC (B)(D)	2,126,418	3
Netherlands - 8.6%
Aegon NV	2,759,076	17,531,032
Flow Traders (A)(C)	124,882	2,993,086
ING Groep NV	286,520	5,259,557
QIAGEN NV (B)	381,629	11,903,173
Royal Dutch Shell PLC, B Shares	631,933	21,279,688
SBM Offshore NV	897,722	15,810,596
		74,777,132
Singapore - 2.3%
Singapore Telecommunications, Ltd.	3,813,700	10,167,808
Singapore Telecommunications, Ltd., ADR	4,800	127,920
United Overseas Bank, Ltd.	517,500	10,201,486
		20,497,214
South Korea - 9.0%
DB Insurance Company, Ltd. (B)	19,640	1,305,410
Hana Financial Group, Inc.	259,346	12,054,778
Hyundai Mobis Company, Ltd. (B)	41,012	10,077,186
Hyundai Motor Company	28,533	4,152,596
KB Financial Group, Inc., ADR	233,951	13,688,473
Korea Investment Holdings Company, Ltd. (B)	65,546	4,220,349
Posco Daewoo Corp. (A)(B)	261,272	4,423,588
Samsung Electronics Company, Ltd.	11,810	28,059,513
		77,981,893

International Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Sweden - 0.8%
Arjo AB, B Shares (A)(B)	406,590	$1,160,326
Getinge AB, B Shares (A)	406,590	5,895,849
		7,056,175
Switzerland - 3.9%
Landis+Gyr Group AG (B)	31,800	2,528,446
Roche Holding AG	78,364	19,814,758
UBS Group AG (B)	656,013	12,052,768
		34,395,972
Taiwan - 2.1%
Catcher Technology Company, Ltd.	470,000	5,150,119
Quanta Computer, Inc.	2,575,000	5,345,318
Taiwan Semiconductor
Manufacturing Company, Ltd.	1,067,000	8,170,099
		18,665,536
Thailand - 2.2%
Bangkok Bank PCL	253,600	1,701,386
Bangkok Bank PCL, NVDR	1,236,700	7,657,698
Kasikornbank PCL, Foreign Shares	209,700	1,534,662
Kasikornbank PCL, NVDR	555,500	3,945,340
PTT Exploration & Production PCL	1,443,600	4,424,077
		19,263,163
United Kingdom - 16.0%
Aviva PLC	890,573	6,073,979
BAE Systems PLC	1,286,644	9,941,010
Barclays PLC	3,113,258	8,522,124
BP PLC	3,400,192	23,853,269
Capita PLC	1,513,060	8,175,212
Cobham PLC (B)	2,783,320	4,735,715
HSBC Holdings PLC	1,376,866	14,220,341
Johnson Matthey PLC	255,099	10,570,865
Kingfisher PLC	2,832,714	12,934,234
Rolls-Royce Holdings PLC (B)	331,200	3,779,905
SIG PLC	3,436,916	8,177,937
Standard Chartered PLC (B)	2,004,091	21,046,088
Travis Perkins PLC	317,783	6,718,953
		138,749,632
United States - 0.2%
Tahoe Resources, Inc. (A)	334,100	1,602,723
TOTAL COMMON STOCKS (Cost $736,778,602)		$845,940,653

RIGHTS - 0.0%
Rolls-Royce Holdings PLC (Expiration
Date: 1-8-18) (B)(E)	15,235,200	20,570
TOTAL RIGHTS (Cost $20,036)		$20,570

SECURITIES LENDING COLLATERAL - 4.2%
John Hancock Collateral Trust,
1.3985% (F)(G)	3,602,616	36,040,255
TOTAL SECURITIES LENDING COLLATERAL
(Cost $36,041,411)		$36,040,255

SHORT-TERM INVESTMENTS - 2.2%
U.S. Government Agency - 2.2%
Federal Home Loan Bank Discount Note
1.050%, 01/02/2018 *	$19,000,000	19,000,000
TOTAL SHORT-TERM INVESTMENTS (Cost $18,999,446)		$19,000,000
Total Investments (International Value Trust)
(Cost $791,839,495) - 103.8%		$901,001,478
Other assets and liabilities, net - (3.8%)		(32,637,416)
TOTAL NET ASSETS - 100.0%		$868,364,062

Security Abbreviations and Legend

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

International Value Trust (continued)

NVDR	Non-Voting Depositary Receipt
(A)	A portion of this security is on loan as of 12-31-17.
(B)	Non-income producing security.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(E)	Strike price and/or expiration date not available.
(F)	The rate shown is the annualized seven-day yield as of 12-31-17.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

Lifestyle Aggressive Portfolio

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 82.5%
Equity - 82.5%
Strategic Equity Allocation, Series NAV (JHAM)
(B)(C)	1,241,814	$24,687,268
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $21,177,360)		$24,687,268

UNAFFILIATED INVESTMENT COMPANIES - 17.6%
Exchange-traded funds - 17.6%
Financial Select Sector SPDR Fund	18,976	529,620
Vanguard Energy ETF	3,807	376,703
Vanguard FTSE Emerging Markets ETF	34,982	1,606,023
Vanguard Health Care ETF	1,347	207,627
Vanguard Information Technology ETF	4,467	735,849
Vanguard Materials ETF	925	126,448
Vanguard Mid-Cap ETF	5,870	908,559
Vanguard REIT ETF	3,517	291,841
Vanguard Small-Cap ETF	3,299	487,591
TOTAL UNAFFILIATED INVESTMENT
COMPANIES (Cost $4,361,051)		$5,270,261

SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money
Market Fund, Premier Class, 1.2075% (D)	2,360	2,360
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,360)		$2,360
Total Investments (Lifestyle Aggressive
Portfolio) (Cost $25,540,771) - 100.1%		$29,959,889
Other assets and liabilities, net - (0.1%)		(25,017)
TOTAL NET ASSETS - 100.0%		$29,934,872

Security Abbreviations and Legend

JHAM	John Hancock Asset Management
(A)	The underlying portfolios’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	The rate shown is the annualized seven-day yield as of 12-31-17.

Lifestyle Balanced Portfolio

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 50.4%
Strategic Equity Allocation, Series NAV (JHAM)
(B)(C)	26,859,035	$533,957,625
Fixed income - 49.6%
Bond, Series NAV (JHAM) (B)(C)	39,225,796	526,017,925
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $985,602,795)		$1,059,975,550
Total Investments (Lifestyle Balanced
Portfolio) (Cost $985,602,795) - 100.0%		$1,059,975,550
Other assets and liabilities, net - (0.0%)		(35,975)
TOTAL NET ASSETS - 100.0%		$1,059,939,575

Security Abbreviations and Legend

JHAM	John Hancock Asset Management
(A)	The underlying portfolios’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.

Lifestyle Conservative Portfolio

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 20.0%
Strategic Equity Allocation, Series NAV (JHAM)
(B)(C)	1,819,443	$36,170,527
Fixed income - 80.0%
Bond, Series NAV (JHAM) (B)(C)	10,809,339	144,953,229
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $177,793,769)		$181,123,756

SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money
Market Fund, Premier Class, 1.2075% (D)	6,630	6,630
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,630)		$6,630
Total Investments (Lifestyle Conservative
Portfolio) (Cost $177,800,399) - 100.0%		$181,130,386
Other assets and liabilities, net - (0.0%)		(17,824)
TOTAL NET ASSETS - 100.0%		$181,112,562

Security Abbreviations and Legend

JHAM	John Hancock Asset Management
(A)	The underlying portfolios’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	The rate shown is the annualized seven-day yield as of 12-31-17.

Lifestyle Growth Portfolio

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 70.9%
Strategic Equity Allocation, Series NAV (JHAM)
(B)(C)	251,361,487	$4,997,066,353

The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Lifestyle Growth Portfolio (continued)

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (continued)
Fixed income - 29.1%
Bond, Series NAV (JHAM) (B)(C)	152,580,967	$2,046,110,768
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $6,298,314,828)		$7,043,177,121

COMMON STOCKS - 0.0%
Financials - 0.0%
Banks - 0.0%
Irish Bank Resolution Corp., Ltd. (D)(E)	3,621	0
Diversified financial services - 0.0%
SRH NV (D)(E)	1,920	0
Health Care - 0.0%
Health care equipment and supplies - 0.0%
MedCath Corp. (D)(E)	500	250
Industrials - 0.0%
Airlines - 0.0%
Virgin Australia Holdings, Ltd. (D)(E)	16,061	63
Information Technology - 0.0%
Air freight and logistics - 0.0%
CEVA Holdings LLC (E)	1,115	501,782
Materials - 0.0%
Metals and mining - 0.0%
China Metal Recycling Holdings, Ltd. (D)(E)	7,800	0
Timminco, Ltd. (E)	300	0
TOTAL COMMON STOCKS (Cost $428,217)		$502,095

PREFERRED SECURITIES - 0.0%
Information technology - 0.0%
Air freight and logistics - 0.0%
CEVA Holdings LLC, Series A1 (E)	31	18,909
CEVA Holdings LLC, Series A2 (E)	1,068	480,654
TOTAL PREFERRED SECURITIES
(Cost $355,663)		$499,563
Total Investments (Lifestyle Growth Portfolio)
(Cost $6,299,098,708) - 100.0%		$7,044,178,779
Other assets and liabilities, net - 0.0%		43,764
TOTAL NET ASSETS - 100.0%		$7,044,222,543

Security Abbreviations and Legend

JHAM	John Hancock Asset Management
(A)	The underlying portfolios’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(E)	Non-income producing.

Lifestyle Moderate Portfolio

	Shares or
	Principal
	Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 40.0%
Strategic Equity Allocation, Series NAV (JHAM)
(B)(C)	6,544,465	$130,103,955
Fixed income - 60.0%
Bond, Series NAV (JHAM) (B)(C)	14,578,842	195,502,275
TOTAL AFFILIATED INVESTMENT
COMPANIES (Cost $308,310,667)		$325,606,230

Lifestyle Moderate Portfolio (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money
Market Fund, Premier Class, 1.2075% (D)	8,009	$8,009
TOTAL SHORT-TERM INVESTMENTS
(Cost $8,009)		$8,009
Total Investments (Lifestyle Moderate
Portfolio) (Cost $308,318,676) - 100.0%		$325,614,239
Other assets and liabilities, net - (0.0%)		(20,145)
TOTAL NET ASSETS - 100.0%		$325,594,094

Security Abbreviations and Legend

JHAM	John Hancock Asset Management
(A)	The underlying portfolios’ subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	The rate shown is the annualized seven-day yield as of 12-31-17.

Mid Cap Index Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 99.3%
Consumer discretionary – 12.0%
Auto components – 0.9%
Cooper Tire & Rubber Company	44,639	$1,577,989
Dana, Inc.	126,079	4,035,789
Delphi Technologies PLC (A)	77,402	4,061,283
Gentex Corp.	247,084	5,176,410
		14,851,471
Automobiles – 0.4%
Thor Industries, Inc.	42,648	6,427,907
Distributors – 0.3%
Pool Corp.	34,956	4,532,045
Diversified consumer services – 0.8%
Adtalem Global Education, Inc. (A)	52,804	2,220,408
Graham Holdings Company, Class B	4,027	2,248,475
Service Corp. International	163,160	6,089,131
Sotheby’s (A)	32,444	1,674,110
		12,232,124
Hotels, restaurants and leisure – 2.6%
Brinker International, Inc.	40,288	1,564,786
Buffalo Wild Wings, Inc. (A)	13,483	2,108,067
Churchill Downs, Inc.	11,275	2,623,693
Cracker Barrel Old Country Store, Inc. (B)	20,884	3,318,259
Domino’s Pizza, Inc.	38,060	7,191,818
Dunkin’ Brands Group, Inc.	78,599	5,067,278
ILG, Inc.	91,772	2,613,667
International Speedway Corp., Class A	21,308	849,124
Jack in the Box, Inc.	25,607	2,512,303
Papa John’s International, Inc.	22,264	1,249,233
Six Flags Entertainment Corp. (B)	67,810	4,514,112
Texas Roadhouse, Inc.	56,936	2,999,388
The Cheesecake Factory, Inc. (B)	37,061	1,785,599
The Wendy’s Company	158,091	2,595,854
		40,993,181
Household durables – 2.1%
CalAtlantic Group, Inc.	66,264	3,736,627
Helen of Troy, Ltd. (A)	23,649	2,278,581
KB Home	73,028	2,333,245
NVR, Inc. (A)	3,027	10,619,382
Tempur Sealy International, Inc. (A)(B)	40,189	2,519,448

The accompanying notes are an integral part of the financial statements.	92

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Toll Brothers, Inc.	128,106	$6,151,650
TRI Pointe Group, Inc. (A)	130,953	2,346,678
Tupperware Brands Corp.	44,284	2,776,607
		32,762,218
Leisure products – 0.7%
Brunswick Corp.	76,315	4,214,114
Polaris Industries, Inc. (B)	50,616	6,275,878
		10,489,992
Media – 1.5%
AMC Networks, Inc., Class A (A)	43,854	2,371,624
Cable One, Inc.	4,084	2,872,481
Cinemark Holdings, Inc.	92,237	3,211,692
John Wiley & Sons, Inc., Class A	38,808	2,551,626
Live Nation Entertainment, Inc. (A)	116,602	4,963,747
Meredith Corp.	34,343	2,268,355
TEGNA, Inc.	187,234	2,636,255
The New York Times Company, Class A	109,306	2,022,161
		22,897,941
Multiline retail – 0.2%
Big Lots, Inc. (B)	36,943	2,074,349
Dillard’s, Inc., Class A (B)	18,348	1,101,797
		3,176,146
Specialty retail – 1.8%
Aaron’s, Inc.	54,134	2,157,240
American Eagle Outfitters, Inc.	146,367	2,751,700
AutoNation, Inc. (A)(B)	51,612	2,649,244
Bed Bath & Beyond, Inc.	124,665	2,741,383
Dick’s Sporting Goods, Inc.	71,972	2,068,475
GameStop Corp., Class A (B)	88,371	1,586,259
Murphy USA, Inc. (A)	28,161	2,263,018
Office Depot, Inc.	449,223	1,590,249
Sally Beauty Holdings, Inc. (A)	111,771	2,096,824
The Michaels Companies, Inc. (A)	96,039	2,323,183
Urban Outfitters, Inc. (A)	69,703	2,443,787
Williams-Sonoma, Inc.	67,635	3,496,730
		28,168,092
Textiles, apparel and luxury goods – 0.7%
Carter’s, Inc.	41,179	4,838,121
Deckers Outdoor Corp. (A)	27,812	2,231,913
Skechers U.S.A., Inc., Class A (A)	116,550	4,410,252
		11,480,286
		188,011,403
Consumer staples – 3.8%
Beverages – 0.1%
The Boston Beer Company, Inc., Class A (A)	7,541	1,441,085
Food and staples retailing – 0.6%
Casey’s General Stores, Inc.	33,280	3,725,363
Sprouts Farmers Market, Inc. (A)	107,713	2,622,812
United Natural Foods, Inc. (A)	44,348	2,185,026
		8,533,201
Food products – 2.5%
Dean Foods Company	78,745	910,292
Flowers Foods, Inc.	160,566	3,100,529
Ingredion, Inc.	62,541	8,743,232
Lamb Weston Holdings, Inc.	127,211	7,181,061
Lancaster Colony Corp.	16,961	2,191,531
Post Holdings, Inc. (A)	57,543	4,559,132
Sanderson Farms, Inc. (B)	17,418	2,417,270
Snyder’s-Lance, Inc.	74,511	3,731,511
The Hain Celestial Group, Inc. (A)	90,332	3,829,173
Tootsie Roll Industries, Inc. (B)	16,581	603,548

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food products (continued)
TreeHouse Foods, Inc. (A)	49,776	$2,461,921
		39,729,200
Household products – 0.2%
Energizer Holdings, Inc.	52,854	2,535,935
Personal products – 0.4%
Avon Products, Inc. (A)	386,614	831,220
Edgewell Personal Care Company (A)	48,750	2,895,263
Nu Skin Enterprises, Inc., Class A	43,070	2,938,666
		6,665,149
		58,904,570
Energy – 4.2%
Energy equipment and services – 1.5%
Core Laboratories NV (B)	38,409	4,207,706
Diamond Offshore Drilling, Inc. (A)(B)	56,229	1,045,297
Dril-Quip, Inc. (A)	32,837	1,566,325
Ensco PLC, Class A (B)	379,157	2,240,818
Nabors Industries, Ltd.	276,592	1,889,123
Oceaneering International, Inc.	85,293	1,803,094
Patterson-UTI Energy, Inc.	193,665	4,456,232
Rowan Companies PLC, Class A (A)	98,462	1,541,915
Superior Energy Services, Inc. (A)	133,899	1,289,447
Transocean, Ltd. (A)	340,548	3,637,055
		23,677,012
Oil, gas and consumable fuels – 2.7%
Callon Petroleum Company (A)	176,209	2,140,939
CNX Resources Corp. (A)	180,299	2,637,774
Energen Corp. (A)	84,617	4,871,401
Gulfport Energy Corp. (A)	142,990	1,824,552
HollyFrontier Corp.	154,294	7,902,939
Matador Resources Company (A)	83,836	2,609,815
Murphy Oil Corp.	141,228	4,385,129
PBF Energy, Inc., Class A	95,654	3,390,934
QEP Resources, Inc. (A)	208,991	2,000,044
SM Energy Company	89,352	1,972,892
Southwestern Energy Company (A)	446,160	2,489,573
World Fuel Services Corp.	58,884	1,656,996
WPX Energy, Inc. (A)	346,318	4,872,694
		42,755,682
		66,432,694
Financials – 17.2%
Banks – 8.4%
Associated Banc-Corp	131,575	3,342,005
BancorpSouth Bank	73,131	2,299,970
Bank of Hawaii Corp.	36,970	3,168,329
Bank of the Ozarks	105,693	5,120,826
Cathay General Bancorp	66,134	2,788,871
Chemical Financial Corp.	61,949	3,312,413
Commerce Bancshares, Inc.	81,721	4,563,320
Cullen/Frost Bankers, Inc.	50,013	4,733,730
East West Bancorp, Inc.	125,785	7,651,502
First Horizon National Corp.	282,131	5,639,799
FNB Corp.	281,329	3,887,967
Fulton Financial Corp.	152,424	2,728,390
Hancock Holding Company	74,259	3,675,821
Home BancShares, Inc.	137,589	3,198,944
International Bancshares Corp.	47,075	1,868,878
MB Financial, Inc.	72,973	3,248,758
PacWest Bancorp	112,216	5,655,686
Pinnacle Financial Partners, Inc.	64,204	4,256,725
Prosperity Bancshares, Inc.	60,473	4,237,343
Signature Bank (A)	46,719	6,412,650
Sterling Bancorp	195,554	4,810,628

The accompanying notes are an integral part of the financial statements.	93

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
SVB Financial Group (A)	45,899	$10,729,809
Synovus Financial Corp.	104,058	4,988,541
TCF Financial Corp.	149,609	3,066,985
Texas Capital Bancshares, Inc. (A)	43,182	3,838,880
Trustmark Corp.	58,893	1,876,331
UMB Financial Corp.	38,193	2,746,841
Umpqua Holdings Corp.	191,672	3,986,778
United Bankshares, Inc.	91,387	3,175,698
Valley National Bancorp	229,964	2,580,196
Webster Financial Corp.	80,145	4,500,943
Wintrust Financial Corp.	48,667	4,008,701
		132,102,258
Capital markets – 3.6%
Eaton Vance Corp.	102,759	5,794,580
FactSet Research Systems, Inc.	34,038	6,561,165
Federated Investors, Inc., Class B	82,542	2,978,115
Interactive Brokers Group, Inc., Class A	62,509	3,701,158
Janus Henderson Group PLC	156,974	6,005,825
Legg Mason, Inc.	74,422	3,124,236
MarketAxess Holdings, Inc.	32,711	6,599,444
MSCI, Inc.	78,376	9,917,699
SEI Investments Company	113,742	8,173,500
Stifel Financial Corp.	59,586	3,548,942
		56,404,664
Consumer finance – 0.3%
SLM Corp. (A)	375,879	4,247,433
Insurance – 4.4%
Alleghany Corp. (A)	13,438	8,010,257
American Financial Group, Inc.	59,818	6,492,646
Aspen Insurance Holdings, Ltd.	51,714	2,099,588
Brown & Brown, Inc.	100,695	5,181,765
CNO Financial Group, Inc.	146,038	3,605,678
First American Financial Corp.	96,367	5,400,407
Genworth Financial, Inc., Class A (A)	434,407	1,351,006
Kemper Corp.	42,486	2,927,285
Mercury General Corp.	31,698	1,693,941
Old Republic International Corp.	213,563	4,565,977
Primerica, Inc.	38,510	3,910,691
Reinsurance Group of America, Inc.	56,053	8,740,344
RenaissanceRe Holdings, Ltd.	34,834	4,374,802
The Hanover Insurance Group, Inc.	36,893	3,987,395
W.R. Berkley Corp.	83,726	5,998,968
		68,340,750
Thrifts and mortgage finance – 0.5%
New York Community Bancorp, Inc.	425,658	5,542,067
Washington Federal, Inc.	75,895	2,599,404
		8,141,471
		269,236,576
Health care – 7.5%
Biotechnology – 0.7%
Bioverativ, Inc. (A)	94,134	5,075,705
United Therapeutics Corp. (A)	37,610	5,564,400
		10,640,105
Health care equipment and supplies – 3.1%
ABIOMED, Inc. (A)	36,560	6,851,710
Globus Medical, Inc., Class A (A)	63,227	2,598,630
Halyard Health, Inc. (A)	40,668	1,878,048
Hill-Rom Holdings, Inc.	57,287	4,828,721
LivaNova PLC (A)	37,736	3,015,861
Masimo Corp. (A)	41,377	3,508,770
NuVasive, Inc. (A)	44,247	2,588,007
STERIS PLC	74,023	6,474,792

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Teleflex, Inc.	39,205	$9,754,988
West Pharmaceutical Services, Inc.	64,624	6,376,450
		47,875,977
Health care providers and services – 1.6%
Acadia Healthcare Company, Inc. (A)(B)	71,086	2,319,536
Encompass Health Corp.	85,921	4,245,357
LifePoint Health, Inc. (A)	34,313	1,708,787
MEDNAX, Inc. (A)	81,512	4,356,001
Molina Healthcare, Inc. (A)	38,267	2,934,314
Owens & Minor, Inc.	53,242	1,005,209
Tenet Healthcare Corp. (A)(B)	70,825	1,073,707
WellCare Health Plans, Inc. (A)	38,747	7,792,409
		25,435,320
Health care technology – 0.3%
Allscripts Healthcare Solutions, Inc. (A)	157,175	2,286,896
Medidata Solutions, Inc. (A)	50,878	3,224,139
		5,511,035
Life sciences tools and services – 1.0%
Bio-Rad Laboratories, Inc., Class A (A)	17,620	4,205,365
Bio-Techne Corp.	32,589	4,221,905
Charles River Laboratories
International, Inc. (A)	41,222	4,511,748
INC Research Holdings, Inc., Class A (A)	48,868	2,130,645
		15,069,663
Pharmaceuticals – 0.8%
Akorn, Inc. (A)	81,605	2,630,129
Catalent, Inc. (A)	115,636	4,750,327
Endo International PLC (A)	174,771	1,354,475
Mallinckrodt PLC (A)	82,698	1,865,667
Prestige Brands Holdings, Inc. (A)	46,032	2,044,281
		12,644,879
		117,176,979
Industrials – 15.7%
Aerospace and defense – 2.0%
Curtiss-Wright Corp.	38,406	4,679,771
Esterline Technologies Corp. (A)	22,896	1,710,331
Huntington Ingalls Industries, Inc.	39,521	9,315,100
KLX, Inc. (A)	44,737	3,053,300
Orbital ATK, Inc.	50,206	6,602,089
Teledyne Technologies, Inc. (A)	30,841	5,586,847
		30,947,438
Airlines – 0.4%
JetBlue Airways Corp. (A)	279,068	6,234,379
Building products – 0.4%
Lennox International, Inc.	32,720	6,814,267
Commercial services and supplies – 1.8%
Clean Harbors, Inc. (A)	45,101	2,444,474
Copart, Inc. (A)	175,005	7,558,466
Deluxe Corp.	41,898	3,219,442
Herman Miller, Inc.	51,980	2,081,799
HNI Corp.	37,802	1,458,023
MSA Safety, Inc.	29,465	2,284,127
Pitney Bowes, Inc.	161,983	1,810,970
Rollins, Inc.	83,471	3,883,906
The Brink’s Company	43,934	3,457,606
		28,198,813
Construction and engineering – 1.3%
AECOM (A)	137,304	5,100,844
Dycom Industries, Inc. (A)	26,933	3,001,144
EMCOR Group, Inc.	51,200	4,185,600
Granite Construction, Inc.	34,669	2,199,055

The accompanying notes are an integral part of the financial statements.	94

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Construction and engineering (continued)
KBR, Inc.	121,770	$2,414,699
Valmont Industries, Inc.	19,676	3,263,265
		20,164,607
Electrical equipment – 0.8%
EnerSys	36,664	2,552,914
Hubbell, Inc.	47,608	6,443,267
Regal Beloit Corp.	38,564	2,954,002
		11,950,183
Industrial conglomerates – 0.4%
Carlisle Companies, Inc.	53,954	6,131,872
Machinery – 5.2%
AGCO Corp.	57,385	4,099,011
Crane Company	43,905	3,917,204
Donaldson Company, Inc.	113,046	5,533,602
Graco, Inc.	146,541	6,626,584
IDEX Corp.	66,485	8,774,025
ITT, Inc.	76,584	4,087,288
Kennametal, Inc.	70,691	3,422,151
Lincoln Electric Holdings, Inc.	53,791	4,926,180
Nordson Corp.	44,181	6,468,098
Oshkosh Corp.	65,396	5,943,842
Terex Corp.	69,530	3,352,737
The Timken Company	59,448	2,921,869
The Toro Company	93,783	6,117,465
Trinity Industries, Inc.	132,102	4,948,541
Wabtec Corp. (B)	74,357	6,054,891
Woodward, Inc.	47,970	3,671,624
		80,865,112
Marine – 0.2%
Kirby Corp. (A)	46,760	3,123,568
Professional services – 0.7%
ManpowerGroup, Inc.	57,673	7,273,142
The Dun & Bradstreet Corp.	32,161	3,808,184
		11,081,326
Road and rail – 1.8%
Avis Budget Group, Inc. (A)	62,356	2,736,181
Genesee & Wyoming, Inc., Class A (A)	53,675	4,225,833
Knight-Swift Transportation Holdings, Inc.	111,489	4,874,299
Landstar System, Inc.	36,496	3,799,234
Old Dominion Freight Line, Inc.	59,509	7,828,409
Ryder System, Inc.	46,081	3,878,638
Werner Enterprises, Inc.	38,871	1,502,364
		28,844,958
Trading companies and distributors – 0.7%
GATX Corp. (B)	33,344	2,072,663
MSC Industrial Direct Company, Inc., Class A	38,766	3,747,122
NOW, Inc. (A)	93,516	1,031,481
Watsco, Inc.	26,534	4,511,841
		11,363,107
		245,719,630
Information technology – 17.3%
Communications equipment – 1.0%
ARRIS International PLC (A)	153,625	3,946,626
Ciena Corp. (A)	124,081	2,597,015
InterDigital, Inc.	30,141	2,295,237
NetScout Systems, Inc. (A)	75,845	2,309,480
Plantronics, Inc.	28,787	1,450,289
ViaSat, Inc. (A)(B)	47,053	3,521,917
		16,120,564
Electronic equipment, instruments and components – 5.1%
Arrow Electronics, Inc. (A)	76,564	6,156,511

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and
components (continued)
Avnet, Inc.	105,256	$4,170,243
Belden, Inc.	36,706	2,832,602
Cognex Corp.	150,710	9,217,424
Coherent, Inc. (A)	21,436	6,049,668
IPG Photonics Corp. (A)	32,658	6,993,058
Jabil, Inc.	153,742	4,035,728
Keysight Technologies, Inc. (A)	161,319	6,710,870
Knowles Corp. (A)	77,296	1,133,159
Littelfuse, Inc.	19,769	3,910,704
National Instruments Corp.	93,305	3,884,287
SYNNEX Corp.	25,393	3,452,178
Tech Data Corp. (A)	30,215	2,960,164
Trimble, Inc. (A)	219,096	8,904,061
VeriFone Systems, Inc. (A)	97,982	1,735,261
Vishay Intertechnology, Inc.	114,752	2,381,104
Zebra Technologies Corp., Class A (A)	46,293	4,805,213
		79,332,235
Internet software and services – 0.7%
Cars.com, Inc. (A)(B)	62,147	1,792,319
j2 Global, Inc.	42,131	3,161,089
LogMeIn, Inc.	45,846	5,249,367
		10,202,775
IT services – 3.5%
Acxiom Corp. (A)	68,959	1,900,510
Broadridge Financial Solutions, Inc.	101,435	9,187,982
Convergys Corp.	80,443	1,890,411
CoreLogic, Inc. (A)	71,692	3,312,887
DST Systems, Inc.	52,414	3,253,337
Jack Henry & Associates, Inc.	67,221	7,862,168
Leidos Holdings, Inc.	123,761	7,991,248
MAXIMUS, Inc.	56,621	4,052,931
Sabre Corp.	181,521	3,721,181
Science Applications International Corp.	37,637	2,881,865
Teradata Corp. (A)(B)	105,306	4,050,069
WEX, Inc. (A)	34,728	4,904,635
		55,009,224
Semiconductors and semiconductor equipment – 3.0%
Cirrus Logic, Inc. (A)	55,389	2,872,474
Cree, Inc. (A)	85,586	3,178,664
Cypress Semiconductor Corp.	290,322	4,424,507
First Solar, Inc. (A)	70,886	4,786,223
Integrated Device Technology, Inc. (A)	115,580	3,436,193
Microsemi Corp. (A)	102,322	5,284,931
MKS Instruments, Inc.	47,252	4,465,314
Monolithic Power Systems, Inc.	33,227	3,733,386
Silicon Laboratories, Inc. (A)	37,030	3,269,749
Synaptics, Inc. (A)	29,797	1,190,092
Teradyne, Inc.	170,713	7,147,753
Versum Materials, Inc.	94,690	3,584,017
		47,373,303
Software – 3.6%
ACI Worldwide, Inc. (A)	103,441	2,345,007
Blackbaud, Inc.	41,853	3,954,690
CDK Global, Inc.	114,306	8,147,732
CommVault Systems, Inc. (A)	37,380	1,962,450
Fair Isaac Corp.	26,101	3,998,673
Fortinet, Inc. (A)	130,154	5,686,428
Manhattan Associates, Inc. (A)	59,992	2,972,004
PTC, Inc. (A)	100,607	6,113,887
Take-Two Interactive Software, Inc. (A)	99,256	10,896,325
The Ultimate Software Group, Inc. (A)	24,700	5,390,281

The accompanying notes are an integral part of the financial statements.	95

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
Tyler Technologies, Inc. (A)	30,397	$5,381,789
		56,849,266
Technology hardware, storage and peripherals – 0.4%
3D Systems Corp. (A)(B)	99,385	858,686
Diebold Nixdorf, Inc. (B)	65,566	1,072,004
NCR Corp. (A)	105,978	3,602,192
		5,532,882
		270,420,249
Materials – 7.1%
Chemicals – 2.9%
Ashland Global Holdings, Inc.	54,089	3,851,137
Cabot Corp.	53,921	3,320,994
Minerals Technologies, Inc.	30,682	2,112,456
NewMarket Corp.	8,047	3,197,797
Olin Corp.	144,697	5,148,319
PolyOne Corp.	70,324	3,059,094
RPM International, Inc.	116,215	6,091,990
Sensient Technologies Corp.	37,844	2,768,289
The Chemours Company	161,137	8,066,518
The Scotts Miracle-Gro Company	35,588	3,807,560
Valvoline, Inc.	176,343	4,419,156
		45,843,310
Construction materials – 0.3%
Eagle Materials, Inc.	42,320	4,794,856
Containers and packaging – 1.3%
AptarGroup, Inc.	54,217	4,677,843
Bemis Company, Inc.	79,044	3,777,513
Greif, Inc., Class A	22,503	1,363,232
Owens-Illinois, Inc. (A)	141,852	3,144,859
Silgan Holdings, Inc.	64,253	1,888,396
Sonoco Products Company	86,523	4,597,832
		19,449,675
Metals and mining – 2.2%
Allegheny Technologies, Inc. (A)	109,545	2,644,416
Carpenter Technology Corp.	40,680	2,074,273
Commercial Metals Company	100,607	2,144,941
Compass Minerals International, Inc. (B)	29,417	2,125,378
Reliance Steel & Aluminum Company	63,470	5,445,091
Royal Gold, Inc.	56,967	4,678,130
Steel Dynamics, Inc.	206,227	8,894,571
United States Steel Corp.	152,006	5,349,091
Worthington Industries, Inc.	39,086	1,722,129
		35,078,020
Paper and forest products – 0.4%
Domtar Corp.	54,521	2,699,880
Louisiana-Pacific Corp. (A)	126,088	3,311,071
		6,010,951
		111,176,812
Real estate – 9.1%
Equity real estate investment trusts – 8.7%
Alexander & Baldwin, Inc.	40,236	1,116,147
American Campus Communities, Inc.	118,743	4,872,025
Camden Property Trust	80,642	7,423,903
CoreCivic, Inc.	102,854	2,314,215
CoreSite Realty Corp.	29,762	3,389,892
Corporate Office Properties Trust	86,648	2,530,122
Cousins Properties, Inc.	365,526	3,381,116
CyrusOne, Inc.	79,455	4,729,956
DCT Industrial Trust, Inc.	81,051	4,764,178
Douglas Emmett, Inc.	138,673	5,693,913
Education Realty Trust, Inc.	65,952	2,303,044

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
EPR Properties	55,785	$3,651,686
First Industrial Realty Trust, Inc.	104,316	3,282,825
Healthcare Realty Trust, Inc.	108,479	3,484,345
Highwoods Properties, Inc.	89,864	4,574,976
Hospitality Properties Trust	143,079	4,270,908
JBG SMITH Properties	81,277	2,822,750
Kilroy Realty Corp.	85,624	6,391,832
Lamar Advertising Company, Class A	73,072	5,424,865
LaSalle Hotel Properties	98,571	2,766,888
Liberty Property Trust	128,290	5,517,753
Life Storage, Inc.	40,507	3,607,958
Mack-Cali Realty Corp.	77,950	1,680,602
Medical Properties Trust, Inc.	316,956	4,367,654
National Retail Properties, Inc.	132,344	5,707,997
Omega Healthcare Investors, Inc.	172,283	4,744,674
Potlatch Corp.	35,493	1,771,101
Quality Care Properties, Inc. (A)	81,565	1,126,413
Rayonier, Inc.	112,207	3,549,107
Sabra Health Care REIT, Inc.	155,139	2,911,959
Senior Housing Properties Trust	206,842	3,961,024
Tanger Factory Outlet Centers, Inc.	82,280	2,181,243
Taubman Centers, Inc.	52,840	3,457,321
The GEO Group, Inc.	107,986	2,548,470
Uniti Group, Inc.	143,523	2,553,274
Urban Edge Properties	92,020	2,345,590
Washington Prime Group, Inc.	161,833	1,152,251
Weingarten Realty Investors	103,953	3,416,935
		135,790,912
Real estate management and development – 0.4%
Jones Lang LaSalle, Inc.	39,483	5,880,203
		141,671,115
Telecommunication services – 0.1%
Wireless telecommunication services – 0.1%
Telephone & Data Systems, Inc.	79,793	2,218,245
Utilities – 5.3%
Electric utilities – 1.8%
Great Plains Energy, Inc.	187,696	6,051,319
Hawaiian Electric Industries, Inc.	94,715	3,423,947
IDACORP, Inc.	43,867	4,007,689
OGE Energy Corp.	173,812	5,720,153
PNM Resources, Inc.	69,342	2,804,884
Westar Energy, Inc.	123,618	6,527,030
		28,535,022
Gas utilities – 2.1%
Atmos Energy Corp.	96,463	8,285,207
National Fuel Gas Company	74,524	4,092,113
New Jersey Resources Corp.	75,464	3,033,653
ONE Gas, Inc.	45,515	3,334,429
Southwest Gas Holdings, Inc.	41,513	3,340,966
UGI Corp.	150,690	7,074,896
WGL Holdings, Inc.	44,699	3,836,962
		32,998,226
Multi-utilities – 1.0%
Black Hills Corp.	46,555	2,798,421
MDU Resources Group, Inc.	169,979	4,569,036
NorthWestern Corp.	42,225	2,520,833
Vectren Corp.	72,268	4,698,865
		14,587,155
Water utilities – 0.4%
Aqua America, Inc.	154,668	6,067,626
		82,188,029
TOTAL COMMON STOCKS (Cost $1,203,992,755)		$1,553,156,302

The accompanying notes are an integral part of the financial statements.	96

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
RIGHTS – 0.0%
Community Health Systems, Inc. (A)(C)	137,366	$975
TOTAL RIGHTS (Cost $8,929)		$975

SECURITIES LENDING COLLATERAL – 2.7%
John Hancock Collateral Trust,
1.3985% (D)(E)	4,210,301	42,118,587
TOTAL SECURITIES LENDING COLLATERAL
(Cost $42,120,762)		$42,118,587

SHORT-TERM INVESTMENTS – 1.6%
U.S. Government Agency – 0.3%
Federal Home Loan Bank Discount Note
1.180% 01/10/2018 *	$5,100,000	5,098,536
Repurchase agreement – 1.3%
Repurchase Agreement with State Street Corp.
dated 12-29-17 at 0.540% to be repurchased
at $20,631,238 on 1-2-18, collateralized by
$20,085,000 U.S. Treasury Inflation
Indexed Bonds, 0.750% due 2-15-45
(valued at $21,043,858, including interest)	20,630,000	20,630,000
TOTAL SHORT-TERM INVESTMENTS (Cost $25,728,496)		$25,728,536
Total Investments (Mid Cap Index Trust)
(Cost $1,271,850,942) – 103.6%		$1,621,004,400
Other assets and liabilities, net – (3.6%)		(56,073,083)
TOTAL NET ASSETS – 100.0%		$1,564,931,317

Mid Cap Index Trust (continued)

Security Abbreviations and Legend

(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	Strike price and/or expiration date not available.
(D)	The rate shown is the annualized seven-day yield as of 12-31-17.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
S&P MidCap 400 Index E-Mini Futures	141	Long	Mar 2018	$26,649,341	$26,835,806	$186,465
						$186,465

*	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Mid Cap Stock Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 90.5%
Consumer discretionary – 19.5%
Diversified consumer services – 0.1%
The Honest Company, Inc. (A)(B)(C)	28,542	$481,789
Hotels, restaurants and leisure – 10.3%
Dave & Buster’s Entertainment, Inc. (C)	209,028	11,532,075
Hilton Worldwide Holdings, Inc.	268,133	21,413,101
Marriott Vacations Worldwide Corp.	47,969	6,485,888
Melco Resorts & Entertainment, Ltd., ADR	723,197	21,001,641
Planet Fitness, Inc., Class A (C)	203,018	7,030,513
Wynn Resorts, Ltd.	57,288	9,658,184
		77,121,402
Household durables – 1.0%
Mohawk Industries, Inc. (C)	27,476	7,580,628
Internet and direct marketing retail – 2.8%
Netflix, Inc. (C)	34,648	6,651,030
Wayfair, Inc., Class A (C)(D)	180,218	14,466,099
		21,117,129

Mid Cap Stock Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media – 0.9%
Liberty Media Corp.-Liberty Formula One,
Series C (C)(D)	197,186	$6,735,874
Multiline retail – 2.7%
Dollar Tree, Inc. (C)	190,559	20,448,886
Specialty retail – 0.0%
Jand, Inc., Class A (A)(B)(C)	25,303	246,704
Textiles, apparel and luxury goods – 1.7%
Skechers U.S.A., Inc., Class A (C)	100,908	3,818,359
Under Armour, Inc., Class A (C)(D)	370,805	5,350,716
Under Armour, Inc., Class C (C)(D)	276,395	3,681,581
		12,850,656
		146,583,068
Consumer staples – 3.1%
Beverages – 0.9%
Monster Beverage Corp. (C)	108,776	6,884,433

The accompanying notes are an integral part of the financial statements.	97

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food products – 2.2%
Blue Buffalo Pet Products, Inc. (C)(D)	496,571	$16,282,563
		23,166,996
Energy – 1.4%
Energy equipment and services – 0.5%
Baker Hughes, a GE Company	121,378	3,840,402
Oil, gas and consumable fuels – 0.9%
Newfield Exploration Company (C)	209,089	6,592,576
		10,432,978
Financials – 3.7%
Banks – 1.0%
SunTrust Banks, Inc.	117,425	7,584,481
Capital markets – 2.7%
TD Ameritrade Holding Corp.	387,566	19,816,250
		27,400,731
Health care – 15.0%
Biotechnology – 4.1%
Exact Sciences Corp. (C)	254,928	13,393,917
Incyte Corp. (C)	34,494	3,266,927
Ionis Pharmaceuticals, Inc. (C)	166,739	8,386,972
Sage Therapeutics, Inc. (C)	11,783	1,940,778
Spark Therapeutics, Inc. (C)(D)	37,785	1,942,905
TESARO, Inc. (C)(D)	28,067	2,325,912
		31,257,411
Health care equipment and supplies – 8.9%
Align Technology, Inc. (C)	62,107	13,799,554
DexCom, Inc. (C)(D)	150,024	8,609,877
Edwards Lifesciences Corp. (C)	109,015	12,287,081
Hologic, Inc. (C)	345,524	14,771,151
Insulet Corp. (C)	249,708	17,229,852
		66,697,515
Health care technology – 0.9%
Veeva Systems, Inc., Class A (C)	117,102	6,473,399
Pharmaceuticals – 1.1%
Eisai Company, Ltd.	87,700	4,982,200
Ono Pharmaceutical Company, Ltd.	138,550	3,222,910
		8,205,110
		112,633,435
Industrials – 12.5%
Airlines – 1.9%
JetBlue Airways Corp. (C)	632,733	14,135,255
Commercial services and supplies – 2.1%
Clean Harbors, Inc. (C)	132,928	7,204,698
The Brink’s Company	115,279	9,072,457
		16,277,155
Electrical equipment – 1.2%
Rockwell Automation, Inc.	47,610	9,348,224
Machinery – 2.9%
IDEX Corp.	99,595	13,143,552
The Middleby Corp. (C)	63,495	8,568,650
		21,712,202
Professional services – 1.1%
TransUnion (C)	148,625	8,168,430
Road and rail – 2.3%
J.B. Hunt Transport Services, Inc.	86,470	9,942,321
Knight-Swift Transportation Holdings, Inc.	162,856	7,120,064
		17,062,385
Trading companies and distributors – 1.0%
AerCap Holdings NV (C)	140,510	7,392,231
		94,095,882

Mid Cap Stock Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Information technology – 32.1%
Communications equipment – 3.3%
Arista Networks, Inc. (C)	68,037	$16,028,156
Harris Corp.	59,509	8,429,450
		24,457,606
Electronic equipment, instruments and components – 3.4%
II-VI, Inc. (C)	149,474	7,017,804
IPG Photonics Corp. (C)	13,551	2,901,676
Universal Display Corp.	37,000	6,388,050
Zebra Technologies Corp., Class A (C)	89,800	9,321,240
		25,628,770
Internet software and services – 5.5%
CoStar Group, Inc. (C)	63,436	18,837,320
GoDaddy, Inc., Class A (C)	245,030	12,320,108
Zillow Group, Inc., Class C (C)(D)	250,823	10,263,677
		41,421,105
IT services – 1.2%
Global Payments, Inc.	89,425	8,963,962
Semiconductors and semiconductor equipment – 7.2%
Advanced Micro Devices, Inc. (C)(D)	575,243	5,913,498
Cavium, Inc. (C)	99,736	8,360,869
Microchip Technology, Inc.	259,677	22,820,415
NVIDIA Corp.	38,064	7,365,384
Teradyne, Inc.	239,532	10,029,205
		54,489,371
Software – 11.5%
Birst, Inc. (B)(C)	328,201	62,358
DraftKings, Inc. (A)(B)(C)	933,549	1,447,001
Guidewire Software, Inc. (C)(D)	276,116	20,504,374
PTC, Inc. (C)	131,266	7,977,035
ServiceNow, Inc. (C)	201,475	26,270,325
Workday, Inc., Class A (C)	238,784	24,293,884
Zynga, Inc., Class A (C)	1,473,733	5,894,932
		86,449,909
		241,410,723
Materials – 2.5%
Containers and packaging – 2.5%
International Paper Company	184,834	10,709,282
Packaging Corp. of America	67,391	8,123,985
		18,833,267
Real estate – 0.7%
Equity real estate investment trusts – 0.7%
Williams Scotsman Corp. (C)(D)	390,144	4,954,829
Real estate management and development – 0.0%
WeWork Companies, Inc., Class A (A)(B)(C)	6,615	342,723
		5,297,552
TOTAL COMMON STOCKS (Cost $552,313,660)		$679,854,632

PREFERRED SECURITIES – 7.2%
Consumer discretionary – 1.0%
Diversified consumer services – 0.3%
The Honest Company, Inc. (A)(B)(C)	66,598	2,158,441
Internet and direct marketing retail – 0.7%
Coupang LLC (A)(B)(C)	1,034,250	5,147,566
One Kings Lane, Inc. (B)(C)	302,694	75,674
		5,223,240
Specialty retail – 0.0%
Jand, Inc., Series D (A)(B)(C)	56,502	550,895
		7,932,576

The accompanying notes are an integral part of the financial statements.	98

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Information technology – 4.3%
Internet software and services – 2.8%
Lookout, Inc., Series F (A)(B)(C)	185,829	$1,518,223
Uber Technologies, Inc. (A)(B)(C)	584,504	19,270,454
		20,788,677
Software – 1.5%
Essence Group Holdings Corp. (A)(B)(C)	1,459,559	2,889,927
MarkLogic Corp., Series F (A)(B)(C)	222,196	2,364,165
Pinterest, Inc., Series G (A)(B)(C)	292,090	2,295,827
Zuora, Inc., Series F (A)(B)(C)	715,736	3,943,705
		11,493,624
		32,282,301
Real estate – 1.9%
Real estate management and development –
1.9%
Redfin Corp. (C)	184,537	5,717,085
WeWork Companies, Inc.,
Series D1 (A)(B)(C)	90,446	4,686,007
WeWork Companies, Inc.,
Series D2 (A)(B)(C)	71,065	3,681,878
		14,084,970
TOTAL PREFERRED SECURITIES (Cost $31,080,694)		$54,299,847

EXCHANGE-TRADED FUNDS – 1.7%
iShares Russell Mid-Cap Growth ETF (D)	103,934	12,538,598
TOTAL EXCHANGE-TRADED FUNDS (Cost $11,199,917)		$12,538,598

WARRANTS – 0.1%
Williams Scotsman Corp. (Expiration
Date: 10-16-20; Strike Price: $11.50) (C)	390,144	561,807
TOTAL WARRANTS (Cost $335,524)		$561,807

SECURITIES LENDING COLLATERAL – 9.2%
John Hancock Collateral Trust,
1.3985% (E)(F)	6,936,157	69,387,234
TOTAL SECURITIES LENDING COLLATERAL
(Cost $69,388,994)		$69,387,234

SHORT-TERM INVESTMENTS – 1.1%
Repurchase agreement – 1.1%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12-29-17 at 1.410% to be
repurchased at $8,401,316 on 1-2-18,
collateralized by $8,394,400 U.S. Treasury
Notes, 2.625% due 11-15-20 (valued at
$8,568,085, including interest)	$8,400,000	8,400,000
TOTAL SHORT-TERM INVESTMENTS (Cost $8,400,000)		$8,400,000
Total Investments (Mid Cap Stock Trust)
(Cost $672,718,789) – 109.8%		$825,042,118
Other assets and liabilities, net – (9.8%)		(73,776,365)
TOTAL NET ASSETS – 100.0%		$751,265,753

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(C)	Non-income producing security.
(D)	A portion of this security is on loan as of 12-31-17.
(E)	The rate shown is the annualized seven-day yield as of 12-31-17.

Mid Cap Stock Trust (continued)

(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Mid Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 93.3%
Consumer discretionary – 6.3%
Diversified consumer services – 0.7%
Strayer Education, Inc. (A)	62,279	$5,578,953
Leisure products – 0.9%
Mattel, Inc. (A)	463,300	7,125,554
Media – 2.9%
News Corp., Class A	754,900	12,236,929
Scholastic Corp.	48,324	1,938,276
Viacom, Inc., Class B	288,400	8,885,604
		23,060,809
Specialty retail – 1.1%
Chico’s FAS, Inc.	236,872	2,089,211
The Gap, Inc.	18,500	630,110
Tiffany & Company	58,714	6,103,320
		8,822,641
Textiles, apparel and luxury goods – 0.7%
Ralph Lauren Corp.	58,032	6,017,338
		50,605,295
Consumer staples – 9.7%
Beverages – 1.4%
Carlsberg A/S, Class B	94,034	11,278,268
Food and staples retailing – 2.3%
Sysco Corp.	96,500	5,860,445
The Kroger Company	467,000	12,819,150
		18,679,595
Food products – 4.8%
Archer-Daniels-Midland Company	179,700	7,202,376
Bunge, Ltd.	243,010	16,301,111
Flowers Foods, Inc.	494,972	9,557,909
General Mills, Inc.	87,800	5,205,662
Hostess Brands, Inc. (B)	42,027	622,420
		38,889,478
Personal products – 1.2%
Edgewell Personal Care Company (B)	156,632	9,302,374
		78,149,715
Energy – 9.6%
Energy equipment and services – 0.8%
Frank’s International NV (A)	283,298	1,883,930
SEACOR Holdings, Inc. (B)	48,400	2,237,048
SEACOR Marine Holdings, Inc. (B)	97,285	1,138,235
Tidewater, Inc. (A)(B)	62,200	1,517,680
		6,776,893
Oil, gas and consumable fuels – 8.8%
Apache Corp.	237,200	10,014,584
ARC Resources, Ltd.	285,300	3,347,792
Cameco Corp. (A)	590,100	5,446,623
Canadian Natural Resources, Ltd.	56,625	2,022,645
Dorian LPG, Ltd. (B)	10,722	88,138
EQT Corp.	329,895	18,777,623
Hess Corp.	373,883	17,748,226
Murphy Oil Corp. (A)	440,688	13,683,362
		71,128,993
		77,905,886
Financials – 21.3%
Banks – 3.7%
Fifth Third Bancorp	519,110	15,749,797

The accompanying notes are an integral part of the financial statements.	99

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
First Horizon National Corp.	180,811	$3,614,412
Popular, Inc.	128,000	4,542,720
Westamerica Bancorporation (A)	96,200	5,728,710
		29,635,639
Capital markets – 2.7%
Lazard, Ltd., Class A	138,200	7,255,500
LPL Financial Holdings, Inc.	44,300	2,531,302
Northern Trust Corp.	110,700	11,057,823
Waddell & Reed Financial, Inc., Class A	33,600	750,624
		21,595,249
Consumer finance – 2.1%
Ally Financial, Inc.	214,141	6,244,352
Synchrony Financial	275,495	10,636,862
		16,881,214
Diversified financial services – 3.9%
Groupe Bruxelles Lambert SA	17,777	1,917,795
Leucadia National Corp.	636,167	16,852,064
Pargesa Holding SA	43,617	3,777,897
Voya Financial, Inc.	187,400	9,270,678
		31,818,434
Insurance – 8.3%
Axis Capital Holdings, Ltd.	62,322	3,132,304
Brighthouse Financial, Inc. (B)	32,700	1,917,528
Brown & Brown, Inc.	161,129	8,291,698
CNA Financial Corp.	178,056	9,445,871
Kemper Corp.	91,625	6,312,963
Loews Corp.	262,068	13,111,262
Marsh & McLennan Companies, Inc.	99,700	8,114,583
The Progressive Corp.	124,428	7,007,785
White Mountains Insurance Group, Ltd.	11,728	9,983,812
		67,317,806
Thrifts and mortgage finance – 0.6%
Capitol Federal Financial, Inc.	354,998	4,760,523
		172,008,865
Health care – 13.1%
Biotechnology – 1.4%
Alkermes PLC (B)	142,705	7,810,245
Seattle Genetics, Inc. (B)	70,539	3,773,837
		11,584,082
Health care equipment and supplies – 4.8%
Baxter International, Inc.	210,024	13,575,951
DexCom, Inc. (A)(B)	64,400	3,695,916
Haemonetics Corp. (B)	17,264	1,002,693
Halyard Health, Inc. (B)	58,541	2,703,423
Hologic, Inc. (B)	245,993	10,516,201
Zimmer Biomet Holdings, Inc.	57,700	6,962,659
		38,456,843
Health care providers and services – 3.6%
Cardinal Health, Inc.	44,000	2,695,880
Henry Schein, Inc. (B)	50,100	3,500,988
MEDNAX, Inc. (B)	99,158	5,299,004
Patterson Companies, Inc.	176,900	6,391,397
Select Medical Holdings Corp. (B)	652,688	11,519,943
		29,407,212
Pharmaceuticals – 3.3%
Mylan NV (B)	88,100	3,727,511
Perrigo Company PLC	159,800	13,928,168
Zoetis, Inc.	125,640	9,051,106
		26,706,785
		106,154,922

Mid Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Industrials – 9.4%
Aerospace and defense – 3.1%
Cobham PLC (B)	1,667,881	$2,837,842
Textron, Inc.	391,835	22,173,943
		25,011,785
Air freight and logistics – 3.6%
C.H. Robinson Worldwide, Inc. (A)	252,458	22,491,483
Expeditors International of Washington, Inc.	104,500	6,760,105
		29,251,588
Commercial services and supplies – 0.8%
Cintas Corp.	33,840	5,273,287
Stericycle, Inc. (B)	14,500	985,855
		6,259,142
Machinery – 1.4%
AGCO Corp.	32,300	2,307,189
Cummins, Inc.	3,700	653,568
Xylem, Inc.	128,700	8,777,340
		11,738,097
Road and rail – 0.5%
Kansas City Southern	38,100	4,008,882
		76,269,494
Information technology – 2.6%
Electronic equipment, instruments and components – 1.2%
AVX Corp.	267,186	4,622,318
National Instruments Corp.	122,800	5,112,164
		9,734,482
Semiconductors and semiconductor equipment – 1.4%
Applied Materials, Inc.	18,600	950,832
Marvell Technology Group, Ltd.	496,283	10,655,196
		11,606,028
		21,340,510
Materials – 8.2%
Chemicals – 1.0%
CF Industries Holdings, Inc.	28,946	1,231,363
FMC Corp.	59,109	5,595,258
The Mosaic Company	38,200	980,212
		7,806,833
Construction materials – 1.4%
Vulcan Materials Company	89,407	11,477,177
Containers and packaging – 0.5%
WestRock Company	70,334	4,445,812
Metals and mining – 5.3%
Cia de Minas Buenaventura SAA, ADR	156,400	2,202,112
Franco-Nevada Corp.	152,513	12,188,907
Newmont Mining Corp.	543,873	20,406,115
Nucor Corp.	125,300	7,966,574
		42,763,708
		66,493,530
Real estate – 7.2%
Equity real estate investment trusts – 5.8%
Equity Commonwealth (B)	298,162	9,096,923
Equity Residential	116,300	7,416,451
Rayonier, Inc.	511,000	16,162,930
Regency Centers Corp.	59,134	4,090,890
Taubman Centers, Inc.	37,937	2,482,218
Weyerhaeuser Company	208,519	7,352,380
		46,601,792
Real estate management and development – 1.4%
Realogy Holdings Corp. (A)	351,700	9,320,050

The accompanying notes are an integral part of the financial statements.	100

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate management and development (continued)
The St. Joe Company (B)	115,541	$2,085,515
		11,405,565
		58,007,357
Telecommunication services – 0.3%
Wireless telecommunication services – 0.3%
Telephone & Data Systems, Inc.	89,836	2,497,441
Utilities – 5.6%
Electric utilities – 3.3%
Entergy Corp.	24,181	1,968,092
FirstEnergy Corp.	547,272	16,757,469
PG&E Corp.	169,900	7,616,617
		26,342,178
Independent power and renewable electricity producers –
2.3%
Calpine Corp. (B)	73,799	1,116,579
NRG Energy, Inc.	466,600	13,288,768
Vistra Energy Corp. (B)	234,500	4,296,040
		18,701,387
		45,043,565
TOTAL COMMON STOCKS (Cost $605,595,111)		$754,476,580

SECURITIES LENDING COLLATERAL – 5.6%
John Hancock Collateral Trust,
1.3985% (C)(D)	4,515,939	45,176,103
TOTAL SECURITIES LENDING COLLATERAL
(Cost $45,179,107)		$45,176,103

SHORT-TERM INVESTMENTS – 6.7%
Money market funds – 6.7%
State Street Institutional U.S. Government Money
Market Fund, Premier Class, 1.2075% (C)	1,916,520	1,916,520
T. Rowe Price Government Money Fund,
1.2496% (C)	52,362,183	52,362,183
		54,278,703
TOTAL SHORT-TERM INVESTMENTS (Cost $54,278,703)		$54,278,703
Total Investments (Mid Value Trust)
(Cost $705,052,921) – 105.6%		$853,931,386
Other assets and liabilities, net – (5.6%)		(45,642,235)
TOTAL NET ASSETS – 100.0%		$808,289,151

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	A portion of this security is on loan as of 12-31-17.
(B)	Non-income producing security.
(C)	The rate shown is the annualized seven-day yield as of 12-31-17.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Mutual Shares Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 90.6%
Consumer discretionary – 9.4%
Auto components – 0.5%
The Goodyear Tire & Rubber Company	27,434	$886,393
Automobiles – 1.2%
General Motors Company	48,559	1,990,433
Media – 7.7%
Charter Communications, Inc., Class A (A)	9,498	3,190,948

Mutual Shares Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media (continued)
DISH Network Corp., Class A (A)	30,442	$1,453,606
Sky PLC (A)	134,119	1,830,360
The Walt Disney Company	29,800	3,203,798
Time Warner, Inc.	39,343	3,598,704
		13,277,416
		16,154,242
Consumer staples – 9.3%
Beverages – 0.9%
PepsiCo, Inc.	12,846	1,540,492
Food and staples retailing – 3.9%
CVS Health Corp.	32,508	2,356,830
Rite Aid Corp. (A)(B)	90,900	179,073
The Kroger Company	86,775	2,381,974
Walgreens Boots Alliance, Inc.	24,316	1,765,828
		6,683,705
Household products – 0.5%
Energizer Holdings, Inc. (B)	19,713	945,830
Tobacco – 4.0%
Altria Group, Inc.	23,272	1,661,854
British American Tobacco PLC	46,876	3,168,762
British American Tobacco PLC, ADR	17,408	1,166,162
Imperial Brands PLC	19,494	831,510
		6,828,288
		15,998,315
Energy – 9.1%
Energy equipment and services – 0.7%
Baker Hughes, a GE Company	39,587	1,252,533
Oil, gas and consumable fuels – 8.4%
Anadarko Petroleum Corp.	43,370	2,326,367
BP PLC	170,663	1,197,250
Kinder Morgan, Inc.	122,851	2,219,918
Marathon Oil Corp.	122,462	2,073,282
Plains GP Holdings LP, Class A (A)	41,000	899,950
Royal Dutch Shell PLC, A Shares	34,994	1,168,211
Royal Dutch Shell PLC, A Shares
(Euronext Exchange)	73,678	2,455,320
The Williams Companies, Inc.	68,984	2,103,322
		14,443,620
		15,696,153
Financials – 21.0%
Banks – 10.7%
Barclays PLC	426,990	1,168,830
CIT Group, Inc.	29,408	1,447,756
Citigroup, Inc.	35,995	2,678,388
Citizens Financial Group, Inc.	71,954	3,020,629
FCB Financial Holdings, Inc., Class A (A)	60,504	3,073,603
Guaranty Bancorp	4,385	121,245
JPMorgan Chase & Co.	29,286	3,131,845
The PNC Financial Services Group, Inc.	14,572	2,102,594
Wells Fargo & Company	27,410	1,662,965
		18,407,855
Consumer finance – 1.6%
Ally Financial, Inc.	35,310	1,029,640
Capital One Financial Corp.	17,462	1,738,866
		2,768,506
Diversified financial services – 1.1%
Voya Financial, Inc.	36,330	1,797,245
Insurance – 7.6%
Alleghany Corp. (A)	4,232	2,522,647
American International Group, Inc.	55,565	3,310,563

The accompanying notes are an integral part of the financial statements.	101

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Brighthouse Financial, Inc. (A)	3,468	$203,364
Chubb, Ltd.	12,553	1,834,370
MetLife, Inc.	38,150	1,928,864
The Hartford Financial Services Group, Inc.	24,459	1,376,553
XL Group, Ltd.	54,737	1,924,553
		13,100,914
		36,074,520
Health care – 11.7%
Health care equipment and supplies – 4.4%
Medtronic PLC	63,173	5,101,220
Stryker Corp.	15,532	2,404,975
		7,506,195
Pharmaceuticals – 7.3%
Eli Lilly & Company	50,755	4,286,767
Merck & Company, Inc.	83,167	4,679,807
Novartis AG, ADR	42,063	3,531,609
		12,498,183
		20,004,378
Industrials – 6.9%
Aerospace and defense – 0.1%
BAE Systems PLC	12,286	94,926
Building products – 0.7%
Johnson Controls International PLC	31,800	1,211,898
Construction and engineering – 0.6%
Fluor Corp.	21,147	1,092,243
Electrical equipment – 1.3%
Sensata Technologies Holding NV (A)(B)	44,107	2,254,309
Industrial conglomerates – 1.4%
General Electric Company	140,000	2,443,000
Machinery – 1.9%
Caterpillar, Inc.	11,490	1,810,594
CNH Industrial NV	102,301	1,368,637
		3,179,231
Professional services – 0.9%
RELX PLC	67,492	1,582,566
		11,858,173
Information technology – 12.1%
Communications equipment – 2.7%
Cisco Systems, Inc.	88,999	3,408,662
Nokia OYJ	140,573	656,804
Nokia OYJ, ADR	129,511	603,521
		4,668,987
IT services – 1.7%
Cognizant Technology Solutions Corp.,
Class A	31,868	2,263,265
DXC Technology Company	6,888	653,671
		2,916,936
Software – 5.4%
CA, Inc.	55,437	1,844,943
Dell Technologies, Inc., Class V (A)	8,067	655,686
Microsoft Corp.	46,138	3,946,645
Symantec Corp.	101,657	2,852,495
		9,299,769
Technology hardware, storage and peripherals – 2.3%
Hewlett Packard Enterprise Company	80,193	1,151,571
Samsung Electronics Company, Ltd.	1,183	2,810,702
		3,962,273
		20,847,965

Mutual Shares Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Materials – 5.3%
Chemicals – 1.1%
Monsanto Company	15,930	$1,860,305
Construction materials – 0.7%
LafargeHolcim, Ltd. (A)	20,562	1,158,089
Containers and packaging – 2.1%
International Paper Company	35,024	2,029,291
WestRock Company	25,619	1,619,377
		3,648,668
Metals and mining – 1.4%
thyssenkrupp AG	43,392	1,251,236
Warrior Met Coal, Inc.	45,492	1,144,123
		2,395,359
		9,062,421
Real estate – 1.9%
Equity real estate investment trusts – 1.9%
Alexander’s, Inc.	3,022	1,196,259
JBG SMITH Properties	7,809	271,207
Vornado Realty Trust	22,318	1,744,821
		3,212,287
Telecommunication services – 1.3%
Diversified telecommunication services – 0.7%
Koninklijke KPN NV	335,100	1,169,928
Wireless telecommunication services – 0.6%
Vodafone Group PLC	333,956	1,055,633
		2,225,561
Utilities – 2.6%
Electric utilities – 0.5%
PG&E Corp.	20,020	897,497
Independent power and renewable electricity producers –
2.1%
Vistra Energy Corp. (A)	195,183	3,575,753
		4,473,250
TOTAL COMMON STOCKS (Cost $133,225,523)		$155,607,265

CORPORATE BONDS - 2.5%
Consumer discretionary - 1.7%
iHeartCommunications, Inc.
9.000%, 12/15/2019 (B)	$3,977,000	2,952,923
Telecommunication services - 0.8%
Frontier Communications Corp.
10.500%, 09/15/2022	905,000	684,406
11.000%, 09/15/2025	1,015,000	746,025
		1,430,431
TOTAL CORPORATE BONDS (Cost $5,562,671)		$4,383,354

RIGHTS – 0.1%
Texas Competitive Electric Holdings
Company LLC (A)(C)	195,183	121,989
TOTAL RIGHTS (Cost $864,691)		$121,989

ESCROW CERTIFICATES - 0.0%
Texas Competitive Electric Holdings
Company LLC 11.500%,
10/01/2020 (A)(D)	7,466,240	0
Texas Competitive Electric Holdings
Company LLC 11.500%, 10/01/2020 (A)	4,128,000	30,960
TOTAL ESCROW CERTIFICATES (Cost $3,316)		$30,960

The accompanying notes are an integral part of the financial statements.	102

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or
	Principal
	Amount	Value
SECURITIES LENDING COLLATERAL – 1.6%
John Hancock Collateral Trust,
1.3985% (E)(F)	271,449	$2,715,496
TOTAL SECURITIES LENDING COLLATERAL
(Cost $2,715,478)		$2,715,496

SHORT-TERM INVESTMENTS – 5.6%
U.S. Government – 3.9%
U.S. Treasury Bill
1.120% 02/01/2018 *	$1,000,000	998,945
1.121% 01/25/2018 *	1,000,000	999,214
1.352% 01/02/2018 *	2,740,000	2,740,000
1.369% 04/05/2018 *	1,000,000	996,412
1.435% 01/04/2018 *	1,000,000	999,937
		6,734,508
U.S. Government Agency – 1.7%
Federal Home Loan Bank Discount Note
1.050% 01/02/2018 *	2,900,000	2,900,000
TOTAL SHORT-TERM INVESTMENTS (Cost $9,634,921)		$9,634,508
Total Investments (Mutual Shares Trust)
(Cost $152,006,600) – 100.4%		$172,493,572
Other assets and liabilities, net – (0.4%)		(689,097)
TOTAL NET ASSETS – 100.0%		$171,804,475

Mutual Shares Trust (continued)

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	Strike price and/or expiration date not available.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(E)	The rate shown is the annualized seven-day yield as of 12-31-17.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
KRW	275,978,166	USD	253,372	HSBC Bank PLC	1/12/2018	$4,495	—
USD	6,659,234	EUR	5,614,157	HSBC Bank PLC	2/20/2018	—	($95,539)
USD	8,083,700	GBP	6,084,721	Bank of America, N.A.	1/24/2018	—	(137,122)
USD	167,769	GBP	125,229	HSBC Bank PLC	1/24/2018	—	(1,423)
USD	2,911,026	KRW	3,273,108,666	HSBC Bank PLC	1/12/2018	—	(147,294)
						$4,495	($381,378)

Derivatives Currency Abbreviations

EUR	Euro
GBP	Pound Sterling
KRW	Korean Won
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Real Estate Securities Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 99.5%
Consumer discretionary – 2.4%
Hotels, restaurants and leisure – 2.4%
Hotels, resorts and cruise lines – 2.4%
Extended Stay America, Inc.	468,497	$8,901,443
Information technology – 2.7%
IT services – 2.7%
IT consulting and other services – 2.7%
InterXion Holding NV (A)	148,159	8,731,011
Switch, Inc., Class A (B)	72,218	1,313,645

Real Estate Securities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate – 94.4%
Equity real estate investment trusts –
94.4%
Diversified REITs – 4.7%
Empire State Realty Trust, Inc., Class A	265,284	$5,446,281
Forest City Realty Trust, Inc., Class A	106,568	2,568,289
STORE Capital Corp.	377,339	9,825,908
		17,840,478
Health care REITs – 8.3%
CareTrust REIT, Inc.	250,215	4,193,603
Healthcare Realty Trust, Inc.	254,706	8,181,157
Omega Healthcare Investors, Inc.	97,432	2,683,277

The accompanying notes are an integral part of the financial statements.	103

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Real Estate Securities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Ventas, Inc.	180,088	$10,807,081
Welltower, Inc.	86,197	5,496,783
		31,361,901
Hotel and resort REITs – 4.8%
Pebblebrook Hotel Trust	201,910	7,504,995
Sunstone Hotel Investors, Inc.	644,826	10,658,974
		18,163,969
Industrial REITs – 9.6%
Duke Realty Corp.	145,687	3,964,143
EastGroup Properties, Inc.	100,252	8,860,272
Prologis, Inc.	212,722	13,722,696
Rexford Industrial Realty, Inc.	322,931	9,416,668
		35,963,779
Office REITs – 12.5%
Alexandria Real Estate Equities, Inc.	124,014	16,194,988
Boston Properties, Inc.	112,710	14,655,681
Douglas Emmett, Inc.	242,405	9,953,149
Hudson Pacific Properties, Inc.	117,014	4,007,730
JBG SMITH Properties	58,462	2,030,385
		46,841,933
Residential REITs – 15.6%
Camden Property Trust	167,039	15,377,610
Equity LifeStyle Properties, Inc.	149,771	13,332,614
Equity Residential	143,220	9,133,139
Essex Property Trust, Inc.	34,312	8,281,887
Invitation Homes, Inc.	233,389	5,500,979
Mid-America Apartment Communities, Inc.	22,314	2,243,896
UDR, Inc.	121,114	4,665,311
		58,535,436
Retail REITs – 17.3%
Agree Realty Corp.	138,186	7,108,288
GGP, Inc.	273,331	6,393,212
Regency Centers Corp.	102,301	7,077,183
Retail Properties of America, Inc., Class A	536,622	7,212,200
Simon Property Group, Inc.	119,175	20,467,115
Taubman Centers, Inc.	51,184	3,348,969
The Macerich Company	124,871	8,201,527
Urban Edge Properties	195,793	4,990,764
		64,799,258
Specialized REITs – 21.6%
American Tower Corp.	60,554	8,639,239
CoreSite Realty Corp.	82,112	9,352,557
CubeSmart	190,671	5,514,205
Equinix, Inc.	40,279	18,255,248
Extra Space Storage, Inc.	143,892	12,583,355
Four Corners Property Trust, Inc.	245,894	6,319,476
Iron Mountain, Inc.	167,083	6,304,042
Public Storage	27,302	5,706,118
Weyerhaeuser Company	241,174	8,503,795
		81,178,035
TOTAL COMMON STOCKS (Cost $359,345,105)		$373,630,888

SECURITIES LENDING COLLATERAL – 0.3%
John Hancock Collateral Trust,
1.3985% (C)(D)	126,860	1,269,066
TOTAL SECURITIES LENDING COLLATERAL
(Cost $1,269,076)		$1,269,066

Real Estate Securities Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS – 0.4%
Money market funds – 0.4%
State Street Institutional U.S. Government
Money Market Fund, Premier Class,
1.2075% (C)	1,432,294	$1,432,294
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,432,294)		$1,432,294
Total Investments (Real Estate Securities
Trust)
(Cost $362,046,475) – 100.2%		$376,332,248
Other assets and liabilities, net – (0.2%)		(823,798)
TOTAL NET ASSETS – 100.0%		$375,508,450

Security Abbreviations and Legend

(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	The rate shown is the annualized seven-day yield as of 12-31-17.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Science & Technology Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 94.7%
Consumer discretionary – 15.8%
Automobiles – 1.0%
Tesla, Inc. (A)(B)	23,325	$7,262,239
Internet and direct marketing retail – 11.6%
Amazon.com, Inc. (A)	36,165	42,293,883
Ctrip.com International, Ltd., ADR (A)	273,553	12,063,687
Flipkart, Ltd. (A)(C)(D)	410	36,127
JD.com, Inc., ADR (A)	590	24,438
Netflix, Inc. (A)	36,755	7,055,490
The Priceline Group, Inc. (A)	9,262	16,094,948
Vipshop Holdings, Ltd., ADR (A)	130,695	1,531,745
Zalando SE (A)	84,399	4,450,172
		83,550,490
Media – 3.2%
Liberty Global PLC, Series C (A)	457,441	15,479,803
News Corp., Class A	261,649	4,241,330
Twenty-First Century Fox, Inc., Class A	86,289	2,979,559
		22,700,692
		113,513,421
Health care – 5.1%
Biotechnology – 1.5%
Grifols SA, ADR (B)	119,700	2,743,524
Shire PLC, ADR	51,327	7,961,844
		10,705,368
Health care equipment and supplies – 1.8%
Becton, Dickinson and Company	18,800	4,024,328
DexCom, Inc. (A)(B)	75,600	4,338,684
Intuitive Surgical, Inc. (A)	6,700	2,445,098
Smith & Nephew PLC	139,275	2,409,891
		13,218,001
Health care technology – 0.2%
Veeva Systems, Inc., Class A (A)	28,405	1,570,228
Life sciences tools and services – 0.6%
Agilent Technologies, Inc.	28,800	1,928,736
Illumina, Inc. (A)	9,886	2,159,992
		4,088,728

The accompanying notes are an integral part of the financial statements.	104

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Science & Technology Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals – 1.0%
Roche Holding AG	29,083	$7,353,788
		36,936,113
Industrials – 1.8%
Aerospace and defense – 0.4%
The Boeing Company	9,400	2,772,154
Commercial services and supplies – 0.6%
Stericycle, Inc. (A)	62,614	4,257,126
Electrical equipment – 0.8%
Sensata Technologies Holding NV (A)(B)	110,500	5,647,655
Professional services – 0.0%
51job, Inc., ADR (A)(B)	6,525	397,046
		13,073,981
Information technology – 71.0%
Communications equipment – 4.0%
Arista Networks, Inc. (A)	44,780	10,549,272
Cisco Systems, Inc.	75,100	2,876,330
Lumentum Holdings, Inc. (A)(B)	46,200	2,259,180
Palo Alto Networks, Inc. (A)	88,104	12,769,794
		28,454,576
Electronic equipment, instruments and components – 2.5%
CDW Corp.	38,310	2,662,162
Cognex Corp.	18,690	1,143,080
Coherent, Inc. (A)	9,500	2,681,090
IPG Photonics Corp. (A)	14,600	3,126,298
Largan Precision Company, Ltd.	42,000	5,637,713
TE Connectivity, Ltd.	25,600	2,433,024
		17,683,367
Internet software and services – 15.0%
58.com, Inc., ADR (A)	33,967	2,431,018
Alibaba Group Holding, Ltd., ADR (A)	35,460	6,114,368
Alphabet, Inc., Class A (A)	7,517	7,918,408
Alphabet, Inc., Class C (A)	14,369	15,035,722
Altaba, Inc. (A)	262,000	18,300,700
Baidu, Inc., ADR (A)	18,770	4,396,122
Dropbox, Inc., Class B (A)(C)(D)	7,441	91,078
Facebook, Inc., Class A (A)	176,880	31,212,245
Mail.Ru Group, Ltd., GDR (A)	150,278	4,314,283
MercadoLibre, Inc.	3,395	1,068,271
MuleSoft, Inc., Class A (A)	5,999	139,537
NAVER Corp. (A)	7,102	5,769,519
NetEase, Inc., ADR	5,730	1,977,251
Okta, Inc. (A)	83,730	2,144,325
Tencent Holdings, Ltd.	72,900	3,773,152
VeriSign, Inc. (A)(B)	12,511	1,431,759
Yandex NV, Class A (A)	37,795	1,237,786
Yelp, Inc. (A)	19,490	817,800
		108,173,344
IT services – 5.7%
Amadeus IT Group SA	13,050	939,110
Cognizant Technology Solutions Corp.,
Class A	28,405	2,017,323
DXC Technology Company	123,865	11,754,789
Fidelity National Information Services, Inc.	2,855	268,627
Global Payments, Inc.	25,565	2,562,636
Mastercard, Inc., Class A	7,805	1,181,365
PayPal Holdings, Inc. (A)	46,970	3,457,931
Sabre Corp.	201,996	4,140,918
Square, Inc., Class A (A)(B)	301,545	10,454,565
Total System Services, Inc.	35,550	2,811,650
Vantiv, Inc., Class A (A)	5,625	413,719
Visa, Inc., Class A	7,650	872,253
		40,874,886

Science & Technology Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment – 13.2%
ams AG (A)	9,715	$880,099
Applied Materials, Inc.	108,575	5,550,354
ASML Holding NV	4,960	862,147
Broadcom, Ltd.	58,366	14,994,225
Cree, Inc. (A)	12,515	464,807
Infineon Technologies AG	147,325	4,012,278
Lam Research Corp.	31,490	5,796,364
Marvell Technology Group, Ltd.	604,520	12,979,044
Microchip Technology, Inc. (B)	89,615	7,875,366
Micron Technology, Inc. (A)	288,620	11,868,054
Microsemi Corp. (A)	54,405	2,810,018
NVIDIA Corp.	26,885	5,202,248
NXP Semiconductors NV (A)	9,760	1,142,798
QUALCOMM, Inc.	162,100	10,377,642
STR Holdings, Inc. (A)	65,100	14,980
Teradyne, Inc.	55,310	2,315,830
Texas Instruments, Inc.	43,800	4,574,472
Xilinx, Inc.	44,243	2,982,863
		94,703,589
Software – 24.5%
Adobe Systems, Inc. (A)	3,125	547,625
Autodesk, Inc. (A)	7,535	789,894
Electronic Arts, Inc. (A)	7,701	809,067
Guidewire Software, Inc. (A)	5,140	381,696
HubSpot, Inc. (A)	4,875	430,950
Intuit, Inc.	69,849	11,020,775
Micro Focus International PLC	49,485	1,681,837
Microsoft Corp.	548,855	46,949,057
Nintendo Company, Ltd.	2,100	756,203
Oracle Corp.	32,270	1,525,726
Paycom Software, Inc. (A)(B)	96,525	7,753,853
Proofpoint, Inc. (A)	101,180	8,985,796
Red Hat, Inc. (A)	163,274	19,609,207
salesforce.com, Inc. (A)	221,678	22,662,142
ServiceNow, Inc. (A)	99,575	12,983,584
Sophos Group PLC (E)	802,595	6,179,814
Splunk, Inc. (A)	40,265	3,335,553
Synopsys, Inc. (A)	27,600	2,352,624
Tableau Software, Inc., Class A (A)	45,825	3,171,090
Take-Two Interactive Software, Inc. (A)	47,840	5,251,875
Temenos Group AG (A)	11,785	1,508,136
VMware, Inc., Class A (A)(B)	57,925	7,259,161
Workday, Inc., Class A (A)	102,575	10,435,981
		176,381,646
Technology hardware, storage and peripherals – 6.1%
Apple, Inc.	132,040	22,345,129
Hewlett Packard Enterprise Company	136,430	1,959,135
HP, Inc.	41,695	876,012
NetApp, Inc.	243,055	13,445,803
Pure Storage, Inc., Class A (A)	82,360	1,306,230
Samsung Electronics Company, Ltd.	1,626	3,863,230
		43,795,539
		510,066,947
Materials – 0.5%
Chemicals – 0.5%
DowDuPont, Inc.	51,500	3,667,830
Real estate – 0.2%
Equity real estate investment trusts – 0.2%
Equinix, Inc.	3,500	1,586,270

The accompanying notes are an integral part of the financial statements.	105

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Science & Technology Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Telecommunication services – 0.3%
Wireless telecommunication services – 0.3%
SoftBank Group Corp.	24,500	$1,939,679
TOTAL COMMON STOCKS (Cost $556,785,446)		$680,784,241

PREFERRED SECURITIES – 0.4%
Consumer discretionary – 0.0%
Internet and direct marketing retail – 0.0%
Flipkart, Ltd., Series A (A)(C)(D)	141	12,424
Flipkart, Ltd., Series C (A)(C)(D)	247	21,764
Flipkart, Ltd., Series E (A)(C)(D)	460	40,532
Flipkart, Ltd., Series G (A)(C)(D)	2,638	315,927
		390,647
Information technology – 0.4%
Internet software and services – 0.4%
Airbnb, Inc., Series E (A)(C)(D)	8,624	916,472
Dropbox, Inc., Series A (A)(C)(D)	9,241	113,110
Dropbox, Inc., Series A1 (A)(C)(D)	89,006	1,089,433
Xiaoju Kuaizhi, Inc. (A)(C)(D)	9,513	484,517
		2,603,532
TOTAL PREFERRED SECURITIES (Cost $2,365,397)		$2,994,179

CORPORATE BONDS - 0.2%
Information technology - 0.2%
Western Digital Corp.
10.500%, 04/01/2024	$1,378,000	1,596,758
TOTAL CORPORATE BONDS (Cost $1,364,077)		$1,596,758

SECURITIES LENDING COLLATERAL – 3.5%
John Hancock Collateral Trust,
1.3985% (F)(G)	2,534,229	25,351,670
TOTAL SECURITIES LENDING COLLATERAL
(Cost $25,352,453)		$25,351,670

SHORT-TERM INVESTMENTS – 5.5%
Money market funds – 3.1%
State Street Institutional U.S. Government Money
Market Fund, Premier Class, 1.2075% (F)	500,000	500,000
T. Rowe Price Government Money Fund,
1.2496% (F)	21,770,176	21,770,176
		22,270,176
Repurchase agreement – 2.4%
Repurchase Agreement with State Street Corp.
dated 12-29-17 at 0.540% to be repurchased
at $16,816,009 on 1-2-18, collateralized by
$17,060,000 U.S. Treasury Notes, 2.250%
due 1-31-24 (valued at $17,153,642,
including interest)	$16,815,000	16,815,000
TOTAL SHORT-TERM INVESTMENTS (Cost $39,085,176)		$39,085,176
Total Investments (Science & Technology Trust)
(Cost $624,952,549) – 104.3%		$749,812,024
Other assets and liabilities, net – (4.3%)		(31,069,103)
TOTAL NET ASSETS – 100.0%		$718,742,921

Security Abbreviations and Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.

Science & Technology Trust (continued)

(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(E)

These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(F)	The rate shown is the annualized seven-day yield as of 12-31-17.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Small Cap Growth Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 95.0%
Consumer discretionary – 17.5%
Hotels, restaurants and leisure – 6.8%
Boyd Gaming Corp.	172,441	$6,044,057
Dave & Buster’s Entertainment, Inc. (A)	88,082	4,859,484
Marriott Vacations Worldwide Corp.	42,797	5,786,582
Planet Fitness, Inc., Class A (A)	298,664	10,342,734
Wingstop, Inc.	102,997	4,014,823
		31,047,680
Household durables – 1.8%
TopBuild Corp. (A)	56,842	4,305,213
TRI Pointe Group, Inc. (A)	223,935	4,012,915
		8,318,128
Internet and direct marketing retail – 2.0%
Nutrisystem, Inc.	78,665	4,137,779
Wayfair, Inc., Class A (A)(B)	58,685	4,710,645
		8,848,424
Leisure products – 0.5%
Nautilus, Inc. (A)	163,953	2,188,773
Specialty retail – 0.9%
Floor & Decor Holdings, Inc., Class A (A)	85,850	4,179,178
Textiles, apparel and luxury goods – 5.5%
Carter’s, Inc.	66,513	7,814,612
Oxford Industries, Inc.	63,637	4,784,866
Skechers U.S.A., Inc., Class A (A)	151,028	5,714,900
Under Armour, Inc., Class C (A)	163,609	2,179,272
Wolverine World Wide, Inc.	143,217	4,565,758
		25,059,408
		79,641,591
Consumer staples – 3.0%
Food and staples retailing – 1.5%
Performance Food Group Company (A)	203,334	6,730,355
Food products – 1.5%
Blue Buffalo Pet Products, Inc. (A)(B)	212,867	6,979,909
		13,710,264
Energy – 1.5%
Oil, gas and consumable fuels – 1.5%
Centennial Resource Development, Inc.,
Class A (A)(B)	335,973	6,652,265
Financials – 7.2%
Banks – 4.8%
MB Financial, Inc.	152,626	6,794,910
Sterling Bancorp	336,093	8,267,888
Western Alliance Bancorp (A)	121,317	6,868,969
		21,931,767
Mortgage real estate investment trusts – 0.9%
Hannon Armstrong Sustainable Infrastructure
Capital, Inc.	166,514	4,006,327

The accompanying notes are an integral part of the financial statements.	106

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance – 1.5%
MGIC Investment Corp. (A)	468,983	$6,617,350
		32,555,444
Health care – 17.8%
Biotechnology – 8.8%
Amicus Therapeutics, Inc. (A)(B)	154,366	2,221,327
Bluebird Bio, Inc. (A)	15,637	2,784,950
Blueprint Medicines Corp. (A)	43,363	3,270,004
Exact Sciences Corp. (A)	152,638	8,019,601
Galapagos NV, ADR (A)	35,989	3,374,329
Global Blood Therapeutics, Inc. (A)	54,296	2,136,548
Ionis Pharmaceuticals, Inc. (A)	40,311	2,027,643
Ironwood Pharmaceuticals, Inc. (A)	120,164	1,801,258
Loxo Oncology, Inc. (A)(B)	17,626	1,483,757
MiMedx Group, Inc. (A)(B)	92,241	1,163,159
Neurocrine Biosciences, Inc. (A)	41,379	3,210,597
Portola Pharmaceuticals, Inc. (A)	56,074	2,729,682
Sage Therapeutics, Inc. (A)	21,788	3,588,701
Spark Therapeutics, Inc. (A)(B)	25,435	1,307,868
TESARO, Inc. (A)(B)	13,114	1,086,757
		40,206,181
Health care equipment and supplies – 3.9%
DexCom, Inc. (A)(B)	44,417	2,549,092
Inogen, Inc. (A)	13,338	1,588,289
Insulet Corp. (A)	134,909	9,308,721
OraSure Technologies, Inc. (A)	219,165	4,133,452
		17,579,554
Health care providers and services – 0.5%
HealthEquity, Inc. (A)	51,291	2,393,238
Health care technology – 0.3%
Veeva Systems, Inc., Class A (A)	28,592	1,580,566
Life sciences tools and services – 1.2%
PRA Health Sciences, Inc. (A)	59,455	5,414,567
Pharmaceuticals – 3.1%
Aerie Pharmaceuticals, Inc. (A)	76,341	4,561,375
Dermira, Inc. (A)	80,045	2,226,051
MyoKardia, Inc. (A)	47,736	2,009,686
Nektar Therapeutics (A)	62,884	3,755,432
Revance Therapeutics, Inc. (A)	42,071	1,504,038
		14,056,582
		81,230,688
Industrials – 16.1%
Airlines – 1.4%
JetBlue Airways Corp. (A)	292,031	6,523,973
Building products – 1.4%
JELD-WEN Holding, Inc. (A)	167,862	6,608,727
Commercial services and supplies – 1.4%
The Brink’s Company	81,589	6,421,054
Electrical equipment – 0.7%
Regal Beloit Corp.	39,004	2,987,706
Machinery – 5.3%
Altra Industrial Motion Corp.	117,075	5,900,580
ITT, Inc.	119,253	6,364,533
Rexnord Corp. (A)	350,737	9,126,177
SPX FLOW, Inc. (A)	54,239	2,579,064
		23,970,354
Professional services – 0.2%
WageWorks, Inc. (A)	13,470	835,140
Road and rail – 2.3%
Knight-Swift Transportation Holdings, Inc.	121,474	5,310,843

Small Cap Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Road and rail (continued)
Schneider National, Inc., Class B (B)	178,123	$5,087,193
		10,398,036
Trading companies and distributors – 3.4%
Beacon Roofing Supply, Inc. (A)	104,561	6,666,809
BMC Stock Holdings, Inc. (A)	143,195	3,622,834
Kaman Corp.	91,300	5,372,092
		15,661,735
		73,406,725
Information technology – 26.1%
Electronic equipment, instruments and components – 3.4%
II-VI, Inc. (A)	105,905	4,972,240
Itron, Inc. (A)	32,927	2,245,621
Zebra Technologies Corp., Class A (A)	80,015	8,305,557
		15,523,418
Internet software and services – 10.0%
2U, Inc. (A)(B)	110,881	7,152,933
Cloudera, Inc. (A)(B)	195,390	3,227,843
CoStar Group, Inc. (A)	20,711	6,150,131
Five9, Inc. (A)	117,952	2,934,646
GoDaddy, Inc., Class A (A)	114,419	5,752,987
GrubHub, Inc. (A)(B)	34,615	2,485,357
Mimecast, Ltd. (A)	214,764	6,157,284
Okta, Inc. (A)	121,843	3,120,399
Quotient Technology, Inc. (A)(B)	182,721	2,146,972
The Trade Desk, Inc., Class A (A)(B)	73,244	3,349,448
Zillow Group, Inc., Class C (A)(B)	78,410	3,208,537
		45,686,537
IT services – 3.4%
Blackhawk Network Holdings, Inc. (A)	54,299	1,935,759
EPAM Systems, Inc. (A)	52,883	5,681,221
ManTech International Corp., Class A	88,675	4,450,598
Science Applications International Corp.	41,353	3,166,399
		15,233,977
Semiconductors and semiconductor equipment – 3.6%
Axcelis Technologies, Inc. (A)	125,533	3,602,797
Entegris, Inc.	139,840	4,258,128
Tower Semiconductor, Ltd. (A)(B)	254,269	8,665,486
		16,526,411
Software – 5.7%
DraftKings, Inc. (A)(C)(D)	327,094	506,996
Fair Isaac Corp.	36,006	5,516,119
Guidewire Software, Inc. (A)	60,112	4,463,917
HubSpot, Inc. (A)(B)	72,570	6,415,188
Paylocity Holding Corp. (A)	75,795	3,574,492
Proofpoint, Inc. (A)	29,410	2,611,902
Zynga, Inc., Class A (A)	729,044	2,916,176
		26,004,790
		118,975,133
Materials – 2.5%
Chemicals – 1.5%
Ferro Corp. (A)	184,115	4,343,273
Ingevity Corp. (A)	33,595	2,367,440
		6,710,713
Metals and mining – 1.0%
Carpenter Technology Corp.	87,800	4,476,922
		11,187,635
Real estate – 3.3%
Equity real estate investment trusts – 2.5%
CoreSite Realty Corp.	22,553	2,568,787
Corporate Office Properties Trust	103,333	3,017,324

The accompanying notes are an integral part of the financial statements.	107

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
LaSalle Hotel Properties	100,295	$2,815,281
QTS Realty Trust, Inc., Class A	53,033	2,872,267
		11,273,659
Real estate management and development – 0.8%
Kennedy-Wilson Holdings, Inc.	220,680	3,828,798
		15,102,457
TOTAL COMMON STOCKS (Cost $357,331,888)		$432,462,202

PREFERRED SECURITIES – 1.1%
Consumer discretionary – 0.2%
Diversified consumer services – 0.2%
The Honest Company, Inc.,
Series D (A)(C)(D)	26,954	1,010,236
Information technology – 0.9%
Software – 0.9%
MarkLogic Corp., Series F (A)(C)(D)	153,423	1,632,421
Zuora, Inc., Series F (A)(C)(D)	403,708	2,224,431
		3,856,852
TOTAL PREFERRED SECURITIES (Cost $4,548,973)		$4,867,088

EXCHANGE-TRADED FUNDS – 1.5%
iShares Russell 2000 Growth ETF (B)	35,264	6,583,789
TOTAL EXCHANGE-TRADED FUNDS (Cost $6,346,462)		$6,583,789

SECURITIES LENDING COLLATERAL – 10.4%
John Hancock Collateral Trust,
1.3985% (E)(F)	4,747,421	47,491,780
TOTAL SECURITIES LENDING COLLATERAL
(Cost $47,496,935)		$47,491,780

SHORT-TERM INVESTMENTS – 3.0%
Repurchase agreement – 3.0%
Societe Generale SA Tri-Party Repurchase
Agreement dated 12-29-17 at 1.370% to be
repurchased at $13,502,055 on 1-2-18,
collateralized by $309,000 Federal Home
Loan Bank, 0.000% due 8-24-18 (valued at
$305,854, including interest) and
$13,414,800 U.S. Treasury Notes, 1.500%
due 8-31-18 (valued at $13,464,198,
including interest)	$13,500,000	13,500,000
TOTAL SHORT-TERM INVESTMENTS (Cost $13,500,000)		$13,500,000
Total Investments (Small Cap Growth Trust)
(Cost $429,224,258) – 111.0%		$504,904,859
Other assets and liabilities, net – (11.0%)		(49,882,630)
TOTAL NET ASSETS – 100.0%		$455,022,229

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)

Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.

(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(E)	The rate shown is the annualized seven-day yield as of 12-31-17.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Small Cap Index Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 98.3%
Consumer discretionary – 12.3%
Auto components – 1.2%
American Axle & Manufacturing
Holdings, Inc. (A)	27,096	$461,445
Cooper Tire & Rubber Company	14,081	497,763
Cooper-Standard Holdings, Inc. (A)	4,751	581,998
Dana, Inc.	40,111	1,283,953
Dorman Products, Inc. (A)	7,552	461,729
Fox Factory Holding Corp. (A)	9,799	380,691
Gentherm, Inc. (A)	10,325	327,819
Horizon Global Corp. (A)	7,367	103,285
LCI Industries	6,731	875,030
Modine Manufacturing Company (A)	13,572	274,154
Motorcar Parts of America, Inc. (A)	5,477	136,870
Standard Motor Products, Inc.	6,132	275,388
Stoneridge, Inc. (A)	7,456	170,444
Superior Industries International, Inc.	7,681	114,063
Tenneco, Inc.	14,086	824,594
Tower International, Inc.	5,538	169,186
		6,938,412
Automobiles – 0.1%
Winnebago Industries, Inc.	8,767	487,445
Distributors – 0.1%
Core-Mark Holding Company, Inc.	12,807	404,445
Weyco Group, Inc.	2,118	62,947
		467,392
Diversified consumer services – 0.8%
Adtalem Global Education, Inc. (A)	16,713	702,782
American Public Education, Inc. (A)	4,634	116,082
Ascent Capital Group, Inc., Class A (A)	3,974	45,661
Bridgepoint Education, Inc. (A)	5,775	47,933
Capella Education Company	3,199	247,603
Career Education Corp. (A)	18,949	228,904
Carriage Services, Inc.	4,344	111,684
Chegg, Inc. (A)	26,840	438,029
Collectors Universe, Inc.	2,463	70,540
Grand Canyon Education, Inc. (A)	13,007	1,164,517
Houghton Mifflin Harcourt Company (A)	29,688	276,098
K12, Inc. (A)	10,762	171,116
Laureate Education, Inc., Class A (A)	15,566	211,075
Regis Corp. (A)	10,323	158,561
Sotheby’s (A)	10,582	546,031
Strayer Education, Inc.	2,957	264,888
Weight Watchers International, Inc. (A)	7,807	345,694
		5,147,198
Hotels, restaurants and leisure – 3.2%
Belmond, Ltd., Class A (A)	25,320	310,170
Biglari Holdings, Inc. (A)	287	118,933
BJ’s Restaurants, Inc.	5,699	207,444
Bloomin’ Brands, Inc.	25,864	551,938
Bojangles’, Inc. (A)	5,712	67,402
Boyd Gaming Corp. (B)	23,057	808,148
Brinker International, Inc.	12,984	504,299
Buffalo Wild Wings, Inc. (A)	4,316	674,807
Caesars Entertainment Corp. (A)	37,616	475,842
Carrols Restaurant Group, Inc. (A)	10,252	124,562
Century Casinos, Inc. (A)	7,114	64,951
Churchill Downs, Inc.	3,727	867,273
Chuy’s Holdings, Inc. (A)	4,744	133,069
Cracker Barrel Old Country Store, Inc. (B)	5,278	838,621
Dave & Buster’s Entertainment, Inc. (A)	11,525	635,834
Del Frisco’s Restaurant Group, Inc. (A)	6,859	104,600
Del Taco Restaurants, Inc. (A)	9,491	115,031
Denny’s Corp. (A)	18,089	239,498
DineEquity, Inc. (B)	4,968	252,027

The accompanying notes are an integral part of the financial statements.	108

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Drive Shack, Inc. (A)	18,101	$100,099
El Pollo Loco Holdings, Inc. (A)	6,246	61,835
Eldorado Resorts, Inc. (A)(B)	12,960	429,624
Fiesta Restaurant Group, Inc. (A)	7,471	141,949
Golden Entertainment, Inc. (A)	2,948	96,252
ILG, Inc.	29,592	842,780
International Speedway Corp., Class A	6,892	274,646
Jack in the Box, Inc.	8,135	798,125
La Quinta Holdings, Inc. (A)	22,893	422,605
Lindblad Expeditions Holdings, Inc. (A)	6,704	65,632
Marriott Vacations Worldwide Corp.	5,884	795,576
Monarch Casino & Resort, Inc. (A)	3,164	141,810
Nathan’s Famous, Inc.	840	63,420
Papa John’s International, Inc.	7,260	407,359
Penn National Gaming, Inc. (A)	23,646	740,829
Pinnacle Entertainment, Inc. (A)	14,891	487,382
Planet Fitness, Inc., Class A (A)	24,030	832,159
Potbelly Corp. (A)	7,271	89,433
RCI Hospitality Holdings, Inc.	2,646	74,035
Red Lion Hotels Corp. (A)	6,133	60,410
Red Robin Gourmet Burgers, Inc. (A)	3,589	202,420
Red Rock Resorts, Inc., Class A	19,258	649,765
Ruth’s Hospitality Group, Inc.	8,281	179,284
Scientific Games Corp., Class A (A)	14,848	761,702
SeaWorld Entertainment, Inc. (A)	19,578	265,673
Shake Shack, Inc., Class A (A)(B)	6,331	273,499
Sonic Corp. (B)	11,004	302,390
Speedway Motorsports, Inc.	3,831	72,291
Texas Roadhouse, Inc.	18,547	977,056
The Cheesecake Factory, Inc. (B)	11,907	573,679
The Habit Restaurants, Inc., Class A (A)(B)	6,038	57,663
The Marcus Corp.	5,491	150,179
Wingstop, Inc.	8,102	315,816
Zoe’s Kitchen, Inc. (A)	5,529	92,445
		18,894,271
Household durables – 1.5%
AV Homes, Inc. (A)	3,559	59,257
Bassett Furniture Industries, Inc.	3,011	113,214
Beazer Homes USA, Inc. (A)	8,694	167,012
Cavco Industries, Inc. (A)	2,348	358,305
Century Communities, Inc. (A)	5,155	160,321
CSS Industries, Inc.	2,872	79,928
Ethan Allen Interiors, Inc.	7,125	203,775
Flexsteel Industries, Inc.	2,458	114,985
GoPro, Inc., Class A (A)(B)	30,937	234,193
Green Brick Partners, Inc. (A)	6,639	75,021
Hamilton Beach Brands Holding Company,
Class B	1,197	30,751
Helen of Troy, Ltd. (A)	7,535	725,997
Hooker Furniture Corp.	3,363	142,759
Hovnanian Enterprises, Inc., Class A (A)	35,747	119,752
Installed Building Products, Inc. (A)	6,001	455,776
iRobot Corp. (A)	7,370	565,279
KB Home	23,442	748,972
La-Z-Boy, Inc.	13,414	418,517
LGI Homes, Inc. (A)(B)	4,728	354,742
Lifetime Brands, Inc.	3,155	52,058
M/I Homes, Inc. (A)	7,173	246,751
MDC Holdings, Inc.	12,346	393,589
Meritage Homes Corp. (A)	10,585	541,952
PICO Holdings, Inc. (A)	6,909	88,435
Taylor Morrison Home Corp., Class A (A)	22,379	547,614
The New Home Company, Inc. (A)	4,405	55,195
TopBuild Corp. (A)	9,729	736,874
TRI Pointe Group, Inc. (A)	41,476	743,250

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Universal Electronics, Inc. (A)	4,178	$197,411
William Lyon Homes, Class A (A)	7,479	217,489
ZAGG, Inc. (A)	7,589	140,017
		9,089,191
Internet and direct marketing retail – 0.4%
1-800-Flowers.com, Inc., Class A (A)	8,061	86,253
Groupon, Inc. (A)	95,002	484,510
HSN, Inc.	9,075	366,176
Lands’ End, Inc. (A)	4,115	80,448
Liberty TripAdvisor Holdings, Inc.,
Class A (A)	21,150	199,339
Nutrisystem, Inc.	8,289	436,001
Overstock.com, Inc. (A)(B)	4,691	299,755
PetMed Express, Inc.	5,521	251,206
Shutterfly, Inc. (A)	9,340	464,665
		2,668,353
Leisure products – 0.3%
Acushnet Holdings Corp.	8,992	189,551
American Outdoor Brands Corp. (A)(B)	14,975	192,279
Callaway Golf Company	26,009	362,305
Clarus Corp. (A)	7,420	58,247
Johnson Outdoors, Inc., Class A	1,471	91,334
Malibu Boats, Inc., Class A (A)	5,906	175,585
MCBC Holdings, Inc. (A)	5,379	119,521
Nautilus, Inc. (A)	8,743	116,719
Sturm Ruger & Company, Inc. (B)	4,636	258,921
Vista Outdoor, Inc. (A)	16,463	239,866
		1,804,328
Media – 1.4%
AMC Entertainment Holdings, Inc.,
Class A (B)	15,224	229,882
Central European Media Enterprises, Ltd.,
Class A (A)(B)	25,046	116,464
Clear Channel Outdoor Holdings, Inc.,
Class A	11,885	54,671
Daily Journal Corp. (A)(B)	366	84,261
Emerald Expositions Events, Inc.	5,218	106,134
Entercom Communications Corp., Class A	35,600	384,480
Entravision Communications Corp., Class A	19,222	137,437
Eros International PLC (A)(B)	7,137	68,872
Gannett Company, Inc.	31,504	365,131
Gray Television, Inc. (A)	18,116	303,443
Hemisphere Media Group, Inc. (A)	5,475	63,236
IMAX Corp. (A)	15,619	361,580
Liberty Media Corp.-Liberty Braves,
Class A (A)	3,736	82,379
Liberty Media Corp.-Liberty Braves,
Class C (A)	9,416	209,224
Loral Space & Communications, Inc. (A)	3,611	159,065
MDC Partners, Inc., Class A (A)	16,195	157,901
Media General, Inc. (A)(C)	29,399	4,704
Meredith Corp.	10,990	725,890
MSG Networks, Inc., Class A (A)	16,680	337,770
National CineMedia, Inc.	18,521	127,054
New Media Investment Group, Inc.	14,464	242,706
Nexstar Media Group, Inc., Class A	12,219	955,526
Reading International, Inc., Class A (A)	5,537	92,468
Scholastic Corp.	7,993	320,599
Sinclair Broadcast Group, Inc., Class A	19,892	752,912
The EW Scripps Company, Class A (A)	16,607	259,567
The New York Times Company, Class A	34,731	642,524
Time, Inc.	27,982	516,268
tronc, Inc. (A)	5,980	105,188
WideOpenWest, Inc. (A)	5,719	60,450

The accompanying notes are an integral part of the financial statements.	109

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media (continued)
World Wrestling Entertainment, Inc., Class A	10,851	$331,824
		8,359,610
Multiline retail – 0.3%
Big Lots, Inc. (B)	11,739	659,145
Dillard’s, Inc., Class A (B)	3,889	233,534
J.C. Penney Company, Inc. (A)(B)	87,102	275,242
Ollie’s Bargain Outlet Holdings, Inc. (A)	13,222	704,072
		1,871,993
Specialty retail – 2.2%
Aaron’s, Inc.	17,555	699,567
Abercrombie & Fitch Company, Class A	19,269	335,859
American Eagle Outfitters, Inc.	45,010	846,188
America’s Car-Mart, Inc. (A)(B)	2,175	97,114
Asbury Automotive Group, Inc. (A)	5,186	331,904
Ascena Retail Group, Inc. (A)(B)	51,238	120,409
At Home Group, Inc. (A)	1,496	45,463
Barnes & Noble Education, Inc. (A)	11,759	96,894
Barnes & Noble, Inc.	17,106	114,610
Big 5 Sporting Goods Corp. (B)	6,322	48,047
Boot Barn Holdings, Inc. (A)	3,630	60,294
Caleres, Inc.	11,639	389,674
Camping World Holdings, Inc., Class A	8,850	395,861
Carvana Company (A)	4,240	81,069
Chico’s FAS, Inc.	36,138	318,737
Citi Trends, Inc.	3,813	100,892
Conn’s, Inc. (A)(B)	5,250	186,638
DSW, Inc., Class A	18,343	392,724
Express, Inc. (A)	21,796	221,229
Five Below, Inc. (A)	15,008	995,331
Francesca’s Holdings Corp. (A)	10,995	80,373
Genesco, Inc. (A)	5,546	180,245
GNC Holdings, Inc., Class A (A)(B)	20,602	76,021
Group 1 Automotive, Inc.	5,556	394,309
Guess?, Inc.	16,782	283,280
Haverty Furniture Companies, Inc.	5,474	123,986
Hibbett Sports, Inc. (A)	5,972	121,829
Kirkland’s, Inc. (A)	4,898	58,605
Lithia Motors, Inc., Class A	6,522	740,834
Lumber Liquidators Holdings, Inc. (A)	7,897	247,887
MarineMax, Inc. (A)	6,549	123,776
Monro, Inc.	8,879	505,659
National Vision Holdings, Inc. (A)	5,200	211,172
Office Depot, Inc.	143,787	509,006
Party City Holdco, Inc. (A)(B)	7,892	110,093
Pier 1 Imports, Inc.	23,573	97,592
Rent-A-Center, Inc. (B)	12,669	140,626
RH (A)	5,618	484,328
Shoe Carnival, Inc.	3,362	89,934
Sleep Number Corp. (A)	10,954	411,761
Sonic Automotive, Inc., Class A	7,249	133,744
Sportsman’s Warehouse Holdings, Inc. (A)(B)	11,287	74,607
Tailored Brands, Inc. (B)	13,702	299,115
The Buckle, Inc. (B)	8,126	192,993
The Cato Corp., Class A	6,997	111,392
The Children’s Place, Inc. (B)	4,719	685,907
The Finish Line, Inc., Class A (B)	11,339	164,756
Tile Shop Holdings, Inc.	11,435	109,776
Tilly’s, Inc., A Shares	3,833	56,575
Winmark Corp.	655	84,757
Zumiez, Inc. (A)	5,365	111,726
		12,895,168
Textiles, apparel and luxury goods – 0.8%
Columbia Sportswear Company	8,030	577,196
Crocs, Inc. (A)	19,773	249,931

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods (continued)
Culp, Inc.	3,237	$108,440
Deckers Outdoor Corp. (A)	8,743	701,626
Delta Apparel, Inc. (A)	2,179	44,016
Fossil Group, Inc. (A)(B)	13,903	108,026
G-III Apparel Group, Ltd. (A)	12,055	444,709
Movado Group, Inc.	4,447	143,193
Oxford Industries, Inc.	4,570	343,618
Perry Ellis International, Inc. (A)	3,899	97,631
Steven Madden, Ltd. (A)	16,329	762,564
Superior Uniform Group, Inc.	2,486	66,401
Unifi, Inc. (A)	4,369	156,716
Vera Bradley, Inc. (A)	6,301	76,746
Wolverine World Wide, Inc.	26,055	830,633
		4,711,446
		73,334,807
Consumer staples – 2.7%
Beverages – 0.2%
Coca-Cola Bottling Company Consolidated	1,307	281,345
Craft Brew Alliance, Inc. (A)	4,162	79,910
MGP Ingredients, Inc.	3,637	279,613
National Beverage Corp.	3,269	318,531
Primo Water Corp. (A)	7,636	95,985
The Boston Beer Company, Inc., Class A (A)	2,309	441,250
		1,496,634
Food and staples retailing – 0.6%
Ingles Markets, Inc., Class A	4,222	146,081
Performance Food Group Company (A)	24,774	820,019
PriceSmart, Inc.	6,184	532,442
Smart & Final Stores, Inc. (A)	6,905	59,038
SpartanNash Company	10,471	279,366
SUPERVALU, Inc. (A)	10,821	233,734
The Andersons, Inc.	7,651	238,329
The Chefs’ Warehouse, Inc. (A)	5,723	117,322
United Natural Foods, Inc. (A)	14,146	696,973
Village Super Market, Inc., Class A	2,594	59,480
Weis Markets, Inc.	2,827	117,010
		3,299,794
Food products – 1.3%
Amplify Snack Brands, Inc. (A)	9,845	118,238
B&G Foods, Inc. (B)	18,260	641,839
Bob Evans Farms, Inc.	5,373	423,500
Calavo Growers, Inc.	4,427	373,639
Cal-Maine Foods, Inc. (A)(B)	8,001	355,644
Darling Ingredients, Inc. (A)	45,714	828,795
Dean Foods Company	25,443	294,121
Farmer Brothers Company (A)	2,553	82,079
Fresh Del Monte Produce, Inc.	8,897	424,120
Freshpet, Inc. (A)(B)	7,151	135,511
Hostess Brands, Inc. (A)	22,372	331,329
J&J Snack Foods Corp.	4,180	634,649
John B. Sanfilippo & Son, Inc.	2,396	151,547
Lancaster Colony Corp.	5,216	673,959
Landec Corp. (A)	7,992	100,699
Limoneira Company	3,695	82,768
Sanderson Farms, Inc.	5,542	769,119
Seneca Foods Corp., Class A (A)	2,269	69,772
Snyder’s-Lance, Inc.	23,963	1,200,067
Tootsie Roll Industries, Inc. (B)	4,844	176,322
		7,867,717
Household products – 0.3%
Central Garden & Pet Company (A)(B)	4,275	166,383
Central Garden & Pet Company, Class A (A)	8,409	317,103
HRG Group, Inc. (A)	33,291	564,282

The accompanying notes are an integral part of the financial statements.	110

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Household products (continued)
Oil-Dri Corp. of America	1,481	$61,462
WD-40 Company	3,870	456,660
		1,565,890
Personal products – 0.1%
elf Beauty, Inc. (A)(B)	5,930	132,298
Inter Parfums, Inc.	4,885	212,253
Medifast, Inc.	2,944	205,521
Revlon, Inc., Class A (A)	3,480	75,864
USANA Health Sciences, Inc. (A)	3,135	232,147
		858,083
Tobacco – 0.2%
Universal Corp.	6,980	366,450
Vector Group, Ltd.	27,312	611,243
		977,693
		16,065,811
Energy – 3.9%
Energy equipment and services – 1.5%
Archrock, Inc.	20,344	213,612
Basic Energy Services, Inc. (A)	4,959	116,388
Bristow Group, Inc.	9,514	128,154
C&J Energy Services, Inc. (A)	12,985	434,608
CARBO Ceramics, Inc. (A)(B)	7,409	75,424
Diamond Offshore Drilling, Inc. (A)(B)	18,170	337,780
Dril-Quip, Inc. (A)	10,594	505,334
Ensco PLC, Class A	120,346	711,245
Era Group, Inc. (A)	6,512	70,004
Exterran Corp. (A)	8,985	282,488
Fairmount Santrol Holdings, Inc. (A)	42,998	224,880
Forum Energy Technologies, Inc. (A)	22,844	355,224
Frank’s International NV (B)	16,029	106,593
Geospace Technologies Corp. (A)	4,564	59,195
Gulf Island Fabrication, Inc.	4,665	62,628
Helix Energy Solutions Group, Inc. (A)	40,180	302,957
Keane Group, Inc. (A)	11,331	215,402
Mammoth Energy Services, Inc. (A)	2,587	50,783
Matrix Service Company (A)	7,500	133,500
McDermott International, Inc. (A)	78,716	517,951
Natural Gas Services Group, Inc. (A)	3,841	100,634
NCS Multistage Holdings, Inc. (A)	3,454	50,912
Newpark Resources, Inc. (A)	24,080	207,088
Noble Corp. PLC (A)	69,974	316,282
Oil States International, Inc. (A)	14,468	409,444
PHI, Inc. (A)	4,423	51,174
Pioneer Energy Services Corp. (A)	24,880	75,884
ProPetro Holding Corp. (A)	15,970	321,955
RigNet, Inc. (A)	4,176	62,431
Rowan Companies PLC, Class A (A)	32,973	516,357
SEACOR Holdings, Inc. (A)	4,670	215,847
SEACOR Marine Holdings, Inc. (A)	5,167	60,454
Select Energy Services, Inc., Class A (A)(B)	7,450	135,888
Smart Sand, Inc. (A)	6,823	59,087
Solaris Oilfield Infrastructure, Inc.,
Class A (A)	5,237	112,124
Superior Energy Services, Inc. (A)	43,323	417,200
TETRA Technologies, Inc. (A)	33,023	141,008
U.S. Silica Holdings, Inc.	22,798	742,303
Unit Corp. (A)	14,674	322,828
		9,223,050
Oil, gas and consumable fuels – 2.4%
Abraxas Petroleum Corp. (A)	45,336	111,527
Arch Coal, Inc., Class A	5,236	487,786
Ardmore Shipping Corp. (A)	8,938	71,504
Bill Barrett Corp. (A)	22,409	114,958

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Bonanza Creek Energy, Inc. (A)	5,866	$161,843
California Resources Corp. (A)(B)	12,147	236,138
Callon Petroleum Company (A)	56,583	687,483
Carrizo Oil & Gas, Inc. (A)	21,707	461,925
Clean Energy Fuels Corp. (A)	45,070	91,492
Cloud Peak Energy, Inc. (A)	21,717	96,641
CVR Energy, Inc. (B)	4,456	165,941
Delek US Holdings, Inc.	21,668	757,080
Denbury Resources, Inc. (A)	113,705	251,288
DHT Holdings, Inc.	25,006	89,772
Dorian LPG, Ltd. (A)	7,152	58,788
Earthstone Energy, Inc., Class A (A)	7,645	81,266
Eclipse Resources Corp. (A)	26,652	63,965
Evolution Petroleum Corp.	8,601	58,917
Frontline, Ltd. (B)	22,243	102,095
GasLog, Ltd.	11,408	253,828
Gastar Exploration, Inc. (A)(B)	56,651	59,484
Gener8 Maritime, Inc. (A)	15,861	105,000
Golar LNG, Ltd. (B)	26,732	796,881
Green Plains, Inc.	11,238	189,360
Halcon Resources Corp. (A)	36,357	275,222
International Seaways, Inc. (A)	8,424	155,507
Jagged Peak Energy, Inc. (A)	16,258	256,551
Lilis Energy, Inc. (A)(B)	13,042	66,645
Matador Resources Company (A)	27,034	841,568
Midstates Petroleum Company, Inc. (A)	3,396	56,306
NACCO Industries, Inc., Class A	1,197	45,067
Nordic American Tankers, Ltd. (B)	31,862	78,381
Oasis Petroleum, Inc. (A)	74,922	630,094
Pacific Ethanol, Inc. (A)	13,821	62,886
Panhandle Oil and Gas, Inc., Class A	4,788	98,393
Par Pacific Holdings, Inc. (A)	8,794	169,548
PDC Energy, Inc. (A)	18,504	953,696
Peabody Energy Corp. (A)	18,543	730,038
Penn Virginia Corp. (A)(B)	4,033	157,731
Renewable Energy Group, Inc. (A)	10,907	128,703
Resolute Energy Corp. (A)(B)	6,174	194,296
REX American Resources Corp. (A)	1,615	133,706
Ring Energy, Inc. (A)	14,131	196,421
Sanchez Energy Corp. (A)(B)	20,801	110,453
SandRidge Energy, Inc. (A)(B)	9,542	201,050
Scorpio Tankers, Inc.	67,565	206,073
SemGroup Corp., Class A	18,677	564,045
Ship Finance International, Ltd.	15,812	245,086
SilverBow Resources, Inc. (A)	2,094	62,234
SRC Energy, Inc. (A)	65,927	562,357
Stone Energy Corp. (A)	5,637	181,286
Teekay Corp. (B)	15,450	143,994
Teekay Tankers, Ltd., Class A (B)	62,876	88,026
Tellurian, Inc. (A)	16,476	160,476
Ultra Petroleum Corp. (A)	54,690	495,491
Uranium Energy Corp. (A)(B)	40,658	71,965
W&T Offshore, Inc. (A)	27,087	89,658
WildHorse Resource Development
Corp. (A)(B)	13,698	252,180
		14,220,095
		23,443,145
Financials – 17.5%
Banks – 10.0%
1st Source Corp.	4,156	205,514
Access National Corp.	4,392	122,273
ACNB Corp.	1,847	54,579
Allegiance Bancshares, Inc. (A)	3,385	127,445
American National Bankshares, Inc.	2,537	97,167

The accompanying notes are an integral part of the financial statements.	111

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Ameris Bancorp	10,152	$489,326
Ames National Corp.	2,877	80,124
Arrow Financial Corp.	3,444	116,924
Atlantic Capital Bancshares, Inc. (A)	6,431	113,186
Banc of California, Inc. (B)	11,926	246,272
BancFirst Corp.	4,577	234,114
Banco Latinoamericano de Comercio
Exterior SA	8,172	219,827
BancorpSouth Bank	23,372	735,049
Bank of Commerce Holdings	5,904	67,896
Bank of Marin Bancorp	2,052	139,536
Bankwell Financial Group, Inc.	2,076	71,290
Banner Corp.	9,181	506,057
Bar Harbor Bankshares	4,564	123,274
BCB Bancorp, Inc.	4,342	62,959
Berkshire Hills Bancorp, Inc.	10,987	402,124
Blue Hills Bancorp, Inc.	6,823	137,142
Boston Private Financial Holdings, Inc.	23,064	356,339
Bridge Bancorp, Inc.	5,449	190,715
Brookline Bancorp, Inc.	20,828	327,000
Bryn Mawr Bank Corp.	5,206	230,105
Byline Bancorp, Inc. (A)	2,169	49,822
C&F Financial Corp.	1,063	61,654
Cadence BanCorp (A)	5,536	150,136
Camden National Corp.	4,384	184,698
Capital City Bank Group, Inc.	3,667	84,121
Capstar Financial Holdings, Inc. (A)	3,469	72,051
Carolina Financial Corp.	5,018	186,419
Cathay General Bancorp	20,885	880,720
CenterState Bank Corp.	14,582	375,195
Central Pacific Financial Corp.	8,090	241,325
Central Valley Community Bancorp	3,572	72,083
Century Bancorp, Inc., Class A	981	76,763
Chemical Financial Corp.	19,609	1,048,493
Chemung Financial Corp.	1,282	61,664
Citizens & Northern Corp.	4,346	104,304
City Holding Company	4,120	277,976
Civista Bancshares, Inc.	3,749	82,478
CNB Financial Corp.	4,459	117,004
CoBiz Financial, Inc.	10,755	214,992
Codorus Valley Bancorp, Inc.	2,702	74,386
Columbia Banking System, Inc.	19,992	868,452
Community Bank System, Inc.	13,527	727,076
Community Bankers Trust Corp. (A)	7,783	63,431
Community Trust Bancorp, Inc.	4,244	199,892
ConnectOne Bancorp, Inc.	8,570	220,678
Customers Bancorp, Inc. (A)	7,848	203,970
CVB Financial Corp.	28,802	678,575
Eagle Bancorp, Inc. (A)	8,682	502,688
Enterprise Financial Services Corp.	5,986	270,268
Equity Bancshares, Inc., Class A (A)	3,288	116,428
Farmers & Merchants Bancorp, Inc.	2,597	105,958
Farmers Capital Bank Corp.	2,173	83,661
Farmers National Banc Corp.	7,459	110,020
FB Financial Corp. (A)	3,367	141,380
FCB Financial Holdings, Inc., Class A (A)	9,975	506,730
Fidelity Southern Corp.	6,644	144,839
Financial Institutions, Inc.	4,270	132,797
First Bancorp (NC)	7,660	270,475
First BanCorp (PR) (A)	53,957	275,181
First Bancorp, Inc.	3,161	86,074
First Busey Corp.	10,929	327,214
First Business Financial Services, Inc.	3,000	66,360
First Citizens BancShares, Inc., Class A	2,012	810,836
First Commonwealth Financial Corp.	26,246	375,843

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
First Community Bancshares, Inc.	4,513	$129,658
First Connecticut Bancorp, Inc.	4,379	114,511
First Financial Bancorp	17,310	456,119
First Financial Bankshares, Inc.	17,667	795,898
First Financial Corp.	3,135	142,172
First Foundation, Inc. (A)	8,297	153,826
First Guaranty Bancshares, Inc. (B)	2,042	51,058
First Horizon National Corp.	16,332	326,469
First Internet Bancorp	2,380	90,797
First Interstate BancSystem, Inc., Class A	7,353	294,488
First Merchants Corp.	11,260	473,596
First Mid-Illinois Bancshares, Inc.	3,031	116,815
First Midwest Bancorp, Inc.	28,397	681,812
First Northwest Bancorp (A)	3,802	61,973
Flushing Financial Corp.	7,907	217,443
FNB Bancorp	1,899	69,295
Franklin Financial Network, Inc. (A)	3,524	120,168
Fulton Financial Corp.	47,091	842,929
German American Bancorp, Inc.	6,025	212,863
Glacier Bancorp, Inc.	21,681	854,015
Great Southern Bancorp, Inc.	3,087	159,444
Great Western Bancorp, Inc.	16,338	650,252
Green Bancorp, Inc. (A)	6,214	126,144
Guaranty Bancorp	6,690	184,979
Hancock Holding Company	23,050	1,140,975
Hanmi Financial Corp.	8,750	265,563
HarborOne Bancorp, Inc. (A)	4,163	79,763
Heartland Financial USA, Inc.	6,445	345,774
Heritage Commerce Corp.	10,421	159,650
Heritage Financial Corp.	8,029	247,293
Hilltop Holdings, Inc.	20,475	518,632
Home BancShares, Inc.	43,827	1,018,978
HomeTrust Bancshares, Inc. (A)	5,186	133,540
Hope Bancorp, Inc.	36,445	665,121
Horizon Bancorp	6,557	182,285
Howard Bancorp, Inc. (A)	3,199	70,378
IBERIABANK Corp.	13,979	1,083,373
Independent Bank Corp. (MA)	7,507	524,364
Independent Bank Corp. (MI)	5,991	133,899
Independent Bank Group, Inc.	5,006	338,406
International Bancshares Corp.	15,242	605,107
Investar Holding Corp.	3,155	76,036
Investors Bancorp, Inc.	69,681	967,172
Lakeland Bancorp, Inc.	12,528	241,164
Lakeland Financial Corp.	6,411	310,869
LCNB Corp.	2,880	58,896
LegacyTexas Financial Group, Inc.	13,287	560,844
Live Oak Bancshares, Inc.	6,529	155,717
Macatawa Bank Corp.	7,778	77,780
MainSource Financial Group, Inc.	6,856	248,941
MB Financial, Inc.	22,390	996,803
MBT Financial Corp.	6,036	63,982
Mercantile Bank Corp.	4,591	162,384
Metropolitan Bank Holding Corp. (A)	1,309	55,109
Midland States Bancorp, Inc.	4,608	149,668
MidSouth Bancorp, Inc.	4,813	63,772
MidWestOne Financial Group, Inc.	3,479	116,651
MutualFirst Financial, Inc.	1,560	60,138
National Bank Holdings Corp., Class A	6,836	221,691
National Bankshares, Inc. (B)	2,111	95,945
National Commerce Corp. (A)	3,501	140,915
NBT Bancorp, Inc.	12,052	443,514
Nicolet Bankshares, Inc. (A)	2,502	136,959
Northeast Bancorp	2,372	54,912
Northrim BanCorp, Inc.	2,369	80,191

The accompanying notes are an integral part of the financial statements.	112

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Norwood Financial Corp. (B)	2,132	$70,356
OFG Bancorp	13,051	122,679
Ohio Valley Banc Corp. (B)	1,634	66,014
Old Line Bancshares, Inc.	2,739	80,636
Old National Bancorp	37,218	649,454
Old Point Financial Corp. (B)	1,516	45,101
Old Second Bancorp, Inc.	8,486	115,834
Opus Bank (A)	5,752	157,030
Pacific Mercantile Bancorp (A)	6,327	55,361
Pacific Premier Bancorp, Inc. (A)	10,793	431,720
Paragon Commercial Corp. (A)	1,415	75,292
Park National Corp.	3,547	368,888
Peapack Gladstone Financial Corp.	5,088	178,182
Penns Woods Bancorp, Inc.	1,746	81,329
Peoples Bancorp of North Carolina, Inc.	1,819	55,831
Peoples Bancorp, Inc.	4,896	159,708
Peoples Financial Services Corp.	2,003	93,300
People’s Utah Bancorp	3,967	120,200
Preferred Bank	3,619	212,725
Premier Financial Bancorp, Inc.	2,966	59,557
QCR Holdings, Inc.	3,389	145,219
Renasant Corp.	12,602	515,296
Republic Bancorp, Inc., Class A	2,738	104,099
Republic First Bancorp, Inc. (A)(B)	14,387	121,570
S&T Bancorp, Inc.	9,342	371,905
Sandy Spring Bancorp, Inc.	6,430	250,899
Seacoast Banking Corp. of Florida (A)	11,818	297,932
ServisFirst Bancshares, Inc.	12,966	538,089
Shore Bancshares, Inc.	4,457	74,432
Sierra Bancorp	4,121	109,454
Simmons First National Corp., Class A	11,523	657,963
SmartFinancial, Inc. (A)	2,439	52,926
South State Corp.	9,921	864,615
Southern First Bancshares, Inc. (A)	2,214	91,328
Southern National Bancorp of Virginia, Inc.	6,950	111,409
Southside Bancshares, Inc.	7,631	257,012
State Bank Financial Corp.	10,266	306,337
Sterling Bancorp	58,455	1,437,993
Stock Yards Bancorp, Inc.	6,053	228,198
Summit Financial Group, Inc.	3,537	93,094
Sun Bancorp, Inc.	3,348	81,356
Sunshine Bancorp, Inc. (A)	2,603	59,713
Texas Capital Bancshares, Inc. (A)	13,799	1,226,731
The Bancorp, Inc. (A)	14,181	140,108
The Bank of NT Butterfield & Son, Ltd.	14,238	516,697
The Community Financial Corp. (B)	1,569	60,093
The First Bancshares, Inc.	3,178	108,688
The First of Long Island Corp.	6,722	191,577
Tompkins Financial Corp.	3,976	323,448
Towne Bank	15,452	475,149
TriCo Bancshares	5,539	209,707
TriState Capital Holdings, Inc. (A)	6,481	149,063
Triumph Bancorp, Inc. (A)	4,949	155,894
Trustmark Corp.	18,754	597,502
UMB Financial Corp.	12,464	896,411
Umpqua Holdings Corp.	61,228	1,273,542
Union Bankshares Corp.	12,111	438,055
United Bankshares, Inc.	27,840	967,440
United Community Banks, Inc.	20,243	569,638
United Security Bancshares	4,995	54,945
Univest Corp. of Pennsylvania	7,444	208,804
Valley National Bancorp	71,001	796,631
Veritex Holdings, Inc. (A)	4,752	131,108
Washington Trust Bancorp, Inc.	4,159	221,467
WashingtonFirst Bankshares, Inc.	3,029	103,774

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
WesBanco, Inc.	11,749	$477,597
West Bancorporation, Inc.	4,936	124,140
Westamerica Bancorporation (B)	7,274	433,167
Wintrust Financial Corp.	15,196	1,251,695
Xenith Bankshares, Inc. (A)	1,503	50,846
		59,665,178
Capital markets – 1.4%
Arlington Asset Investment Corp., Class A (B)	7,924	93,345
Artisan Partners Asset Management, Inc.,
Class A	12,593	497,424
Associated Capital Group, Inc., Class A	1,576	53,742
B. Riley Financial, Inc.	5,919	107,134
Cohen & Steers, Inc.	5,998	283,645
Cowen, Inc. (A)(B)	7,541	102,935
Diamond Hill Investment Group, Inc.	890	183,927
Donnelley Financial Solutions, Inc. (A)	9,638	187,845
Evercore, Inc., Class A	10,621	955,890
Financial Engines, Inc.	16,481	499,374
GAIN Capital Holdings, Inc.	10,254	102,540
GAMCO Investors, Inc., Class A	1,542	45,720
Greenhill & Company, Inc. (B)	6,987	136,247
Hamilton Lane, Inc. Class A	4,107	145,347
Houlihan Lokey, Inc.	7,105	322,780
INTL. FCStone, Inc. (A)	4,206	178,881
Investment Technology Group, Inc.	9,378	180,527
Ladenburg Thalmann Financial Services, Inc.	29,652	93,700
Moelis & Company, Class A	8,520	413,220
OM Asset Management PLC	20,980	351,415
Oppenheimer Holdings, Inc., Class A	2,914	78,095
Piper Jaffray Companies	4,014	346,208
PJT Partners, Inc., Class A	5,049	230,234
Pzena Investment Management, Inc., Class A	5,461	58,269
Safeguard Scientifics, Inc. (A)	7,181	80,427
Stifel Financial Corp.	18,512	1,102,575
Virtu Financial, Inc., Class A	7,269	133,023
Virtus Investment Partners, Inc.	1,946	223,887
Waddell & Reed Financial, Inc., Class A (B)	22,582	504,482
Westwood Holdings Group, Inc.	2,333	154,468
WisdomTree Investments, Inc. (B)	32,524	408,176
		8,255,482
Consumer finance – 0.6%
Encore Capital Group, Inc. (A)	6,591	277,481
Enova International, Inc. (A)	9,658	146,802
EZCORP, Inc., Class A (A)	14,090	171,898
FirstCash, Inc.	12,869	868,014
Green Dot Corp., Class A (A)	12,838	773,618
LendingClub Corp. (A)	91,913	379,601
Nelnet, Inc., Class A	5,311	290,937
PRA Group, Inc. (A)	12,518	415,598
Regional Management Corp. (A)	3,229	84,955
World Acceptance Corp. (A)	1,667	134,560
		3,543,464
Diversified financial services – 0.1%
Cannae Holdings, Inc. (A)	17,261	293,955
Marlin Business Services Corp.	2,914	65,274
Newstar Financial, Inc. (A)(C)	8,978	4,848
On Deck Capital, Inc. (A)	15,132	86,858
		450,935
Insurance – 2.4%
Ambac Financial Group, Inc. (A)	13,127	209,769
American Equity Investment Life
Holding Company	24,010	737,827
AMERISAFE, Inc.	5,274	324,878

The accompanying notes are an integral part of the financial statements.	113

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
AmTrust Financial Services, Inc. (B)	24,537	$247,088
Argo Group International Holdings, Ltd.	7,835	483,028
Atlas Financial Holdings, Inc. (A)	3,660	75,213
Baldwin & Lyons, Inc., Class B	3,515	84,184
Citizens, Inc. (A)(B)	14,826	108,971
CNO Financial Group, Inc.	46,282	1,142,703
Donegal Group, Inc., Class A	3,117	53,924
eHealth, Inc. (A)	4,541	78,877
EMC Insurance Group, Inc.	2,541	72,901
Employers Holdings, Inc.	8,539	379,132
Enstar Group, Ltd. (A)	3,031	608,473
FBL Financial Group, Inc., Class A	2,810	195,717
Federated National Holding Company	4,091	67,788
Genworth Financial, Inc., Class A (A)	140,903	438,208
Global Indemnity, Ltd. (A)	2,455	103,159
Greenlight Capital Re, Ltd., Class A (A)	8,445	169,745
Hallmark Financial Services, Inc. (A)	4,876	50,857
HCI Group, Inc.	2,361	70,594
Health Insurance Innovations, Inc.,
Class A (A)(B)	3,447	86,003
Heritage Insurance Holdings, Inc. (B)	6,216	112,012
Horace Mann Educators Corp.	11,389	502,255
Independence Holding Company	2,154	59,127
Infinity Property & Casualty Corp.	2,922	309,732
Investors Title Company	455	90,249
James River Group Holdings, Ltd.	6,895	275,869
Kemper Corp.	11,024	759,554
Kingstone Companies, Inc.	3,013	56,644
Kinsale Capital Group, Inc.	3,780	170,100
Maiden Holdings, Ltd.	20,782	137,161
MBIA, Inc. (A)(B)	25,141	184,032
National General Holdings Corp.	13,898	272,957
National Western Life Group, Inc., Class A	637	210,860
NI Holdings, Inc. (A)	3,500	59,430
Primerica, Inc.	12,235	1,242,464
RLI Corp.	10,658	646,514
Safety Insurance Group, Inc.	3,923	315,409
Selective Insurance Group, Inc.	15,883	932,332
State Auto Financial Corp.	4,565	132,933
Stewart Information Services Corp.	5,824	246,355
The Navigators Group, Inc.	5,802	282,557
Third Point Reinsurance, Ltd. (A)	25,192	369,063
Trupanion, Inc. (A)(B)	6,437	188,411
United Fire Group, Inc.	5,907	269,241
United Insurance Holdings Corp.	6,003	103,552
Universal Insurance Holdings, Inc.	8,567	234,307
WMIH Corp. (A)	63,103	53,581
		14,005,740
Mortgage real estate investment trusts – 0.8%
AG Mortgage Investment Trust, Inc.	7,984	151,776
Anworth Mortgage Asset Corp.	27,586	150,068
Apollo Commercial Real Estate Finance, Inc.	29,348	541,471
Ares Commercial Real Estate Corp.	8,335	107,522
ARMOUR Residential REIT, Inc.	11,125	286,135
Capstead Mortgage Corp.	25,995	224,857
Cherry Hill Mortgage Investment Corp.	3,233	58,162
CYS Investments, Inc.	41,887	336,353
Dynex Capital, Inc.	15,186	106,454
Ellington Residential Mortgage REIT	3,685	44,367
Granite Point Mortgage Trust, Inc.	12,085	214,388
Great Ajax Corp.	5,336	73,744
Hannon Armstrong Sustainable Infrastructure
Capital, Inc.	13,972	336,166
Invesco Mortgage Capital, Inc.	30,129	537,200
KKR Real Estate Finance Trust, Inc.	2,945	58,929

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Mortgage real estate investment trusts (continued)
Ladder Capital Corp.	21,543	$293,631
MTGE Investment Corp.	12,303	227,606
New York Mortgage Trust, Inc.	32,302	199,303
Orchid Island Capital, Inc.	12,486	115,870
Owens Realty Mortgage, Inc.	3,469	55,539
PennyMac Mortgage Investment Trust	17,206	276,500
Redwood Trust, Inc.	20,905	309,812
Resource Capital Corp.	9,951	93,241
Sutherland Asset Management Corp.	5,264	79,750
TPG RE Finance Trust, Inc.	2,977	56,712
Western Asset Mortgage Capital Corp.	11,934	118,743
		5,054,299
Thrifts and mortgage finance – 2.2%
Bank Mutual Corp.	12,318	131,187
BankFinancial Corp.	4,685	71,868
Bear State Financial, Inc.	6,926	70,853
Beneficial Bancorp, Inc.	19,509	320,923
BofI Holding, Inc. (A)(B)	16,443	491,646
BSB Bancorp, Inc. (A)	2,715	79,414
Capitol Federal Financial, Inc.	34,888	467,848
Charter Financial Corp.	3,979	69,792
Clifton Bancorp, Inc.	6,154	105,233
Dime Community Bancshares, Inc.	8,759	183,501
Entegra Financial Corp. (A)	2,092	61,191
ESSA Bancorp, Inc.	3,466	54,312
Essent Group, Ltd. (A)	22,201	963,967
Federal Agricultural Mortgage Corp., Class C	2,484	194,348
First Defiance Financial Corp.	2,644	137,409
Flagstar Bancorp, Inc. (A)	5,647	211,311
Hingham Institution for Savings	349	72,243
Home Bancorp, Inc.	1,919	82,939
HomeStreet, Inc. (A)	7,259	210,148
Kearny Financial Corp.	22,181	320,515
LendingTree, Inc. (A)(B)	1,767	601,575
Malvern Bancorp, Inc. (A)	2,147	56,251
Merchants Bancorp	2,312	45,500
Meridian Bancorp, Inc.	13,172	271,343
Meta Financial Group, Inc.	2,484	230,143
MGIC Investment Corp. (A)	102,702	1,449,125
Nationstar Mortgage Holdings, Inc. (A)	8,323	153,976
NMI Holdings, Inc., Class A (A)	15,824	269,008
Northfield Bancorp, Inc.	12,555	214,439
Northwest Bancshares, Inc.	25,761	430,982
OceanFirst Financial Corp.	8,894	233,468
Ocwen Financial Corp. (A)	33,207	103,938
Oritani Financial Corp.	10,983	180,121
PCSB Financial Corp. (A)	5,640	107,442
PennyMac Financial Services, Inc.,
Class A (A)	4,679	104,576
PHH Corp. (A)	10,043	103,443
Provident Financial Holdings, Inc.	2,516	46,294
Provident Financial Services, Inc.	16,843	454,256
Radian Group, Inc.	59,936	1,235,281
Riverview Bancorp, Inc.	6,728	58,332
SI Financial Group, Inc.	4,367	64,195
Southern Missouri Bancorp, Inc.	2,027	76,195
Territorial Bancorp, Inc.	2,512	77,545
Timberland Bancorp, Inc.	1,964	52,144
TrustCo Bank Corp.	26,591	244,637
United Community Financial Corp.	13,397	122,315
United Financial Bancorp, Inc.	14,286	252,005
Walker & Dunlop, Inc. (A)	7,727	367,033
Washington Federal, Inc.	23,971	821,007
Waterstone Financial, Inc.	6,722	114,610
Western New England Bancorp, Inc.	8,659	94,383

The accompanying notes are an integral part of the financial statements.	114

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
WSFS Financial Corp.	8,340	$399,069
		13,335,279
		104,310,377
Health care – 15.1%
Biotechnology – 6.0%
Abeona Therapeutics, Inc. (A)(B)	7,980	126,483
Acceleron Pharma, Inc. (A)	10,636	451,392
Achaogen, Inc. (A)(B)	9,662	103,770
Achillion Pharmaceuticals, Inc. (A)	35,315	101,707
Acorda Therapeutics, Inc. (A)	12,236	262,462
Adamas Pharmaceuticals, Inc. (A)(B)	4,164	141,118
Aduro Biotech, Inc. (A)(B)	13,588	101,910
Agenus, Inc. (A)	23,925	77,996
Aimmune Therapeutics, Inc. (A)	9,902	374,494
Akebia Therapeutics, Inc. (A)	12,883	191,570
Alder Biopharmaceuticals, Inc. (A)	18,447	211,218
AMAG Pharmaceuticals, Inc. (A)	10,325	136,806
Amicus Therapeutics, Inc. (A)	46,834	673,941
AnaptysBio, Inc. (A)	5,005	504,104
Apellis Pharmaceuticals, Inc. (A)(B)	3,361	72,934
Ardelyx, Inc. (A)	10,716	70,726
Arena Pharmaceuticals, Inc. (A)	11,122	377,814
Array BioPharma, Inc. (A)	55,759	713,715
Atara Biotherapeutics, Inc. (A)	8,149	147,497
Athersys, Inc. (A)(B)	32,236	58,347
Audentes Therapeutics, Inc. (A)	4,722	147,563
Avexis, Inc. (A)	6,907	764,398
Axovant Sciences, Ltd. (A)	10,543	55,562
Bellicum Pharmaceuticals, Inc. (A)(B)	9,012	75,791
BioCryst Pharmaceuticals, Inc. (A)	28,609	140,470
Biohaven Pharmaceutical Holding
Company, Ltd. (A)	3,032	81,803
BioSpecifics Technologies Corp. (A)	1,725	74,744
BioTime, Inc. (A)(B)	28,276	60,793
Bluebird Bio, Inc. (A)	13,623	2,426,256
Blueprint Medicines Corp. (A)	11,872	895,268
Calithera Biosciences, Inc. (A)(B)	9,466	79,041
Calyxt, Inc. (A)(B)	2,353	51,837
Cara Therapeutics, Inc. (A)(B)	8,170	100,001
Catalyst Pharmaceuticals, Inc. (A)	20,431	79,885
Celldex Therapeutics, Inc. (A)	39,316	111,657
Chimerix, Inc. (A)	15,686	72,626
Clovis Oncology, Inc. (A)	12,256	833,408
Coherus Biosciences, Inc. (A)	11,672	102,714
Concert Pharmaceuticals, Inc. (A)	5,195	134,395
Corbus Pharmaceuticals Holdings, Inc. (A)(B)	14,528	103,149
Cytokinetics, Inc. (A)	12,468	101,614
CytomX Therapeutics, Inc. (A)	8,285	174,896
Deciphera Pharmaceuticals, Inc. (A)	2,850	64,610
Dyax Corp. (A)(C)	34,339	108,168
Dynavax Technologies Corp. (A)(B)	17,134	320,406
Eagle Pharmaceuticals, Inc. (A)(B)	2,297	122,706
Edge Therapeutics, Inc. (A)(B)	7,022	65,796
Editas Medicine, Inc. (A)(B)	9,850	302,691
Emergent BioSolutions, Inc. (A)	9,361	435,006
Enanta Pharmaceuticals, Inc. (A)	4,386	257,370
Epizyme, Inc. (A)(B)	14,044	176,252
Esperion Therapeutics, Inc. (A)	4,709	310,041
Exact Sciences Corp. (A)	32,717	1,718,951
Fate Therapeutics, Inc. (A)	12,346	75,434
FibroGen, Inc. (A)	19,461	922,451
Five Prime Therapeutics, Inc. (A)	7,840	171,853
Flexion Therapeutics, Inc. (A)(B)	9,351	234,149
Foundation Medicine, Inc. (A)	4,112	280,438

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
G1 Therapeutics, Inc. (A)	2,315	$45,930
Genomic Health, Inc. (A)	5,692	194,666
Geron Corp. (A)(B)	43,743	78,737
Global Blood Therapeutics, Inc. (A)	10,423	410,145
Halozyme Therapeutics, Inc. (A)(B)	33,459	677,879
Heron Therapeutics, Inc. (A)	12,992	235,155
Idera Pharmaceuticals, Inc. (A)	42,641	89,973
Ignyta, Inc. (A)	16,553	441,965
ImmunoGen, Inc. (A)	28,303	181,422
Immunomedics, Inc. (A)(B)	28,668	463,275
Inovio Pharmaceuticals, Inc. (A)(B)	24,602	101,606
Insmed, Inc. (A)	21,387	666,847
Insys Therapeutics, Inc. (A)(B)	7,904	76,036
Intellia Therapeutics, Inc. (A)(B)	4,852	93,255
Invitae Corp. (A)(B)	13,287	120,646
Iovance Biotherapeutics, Inc. (A)	17,704	141,632
Ironwood Pharmaceuticals, Inc. (A)	37,891	567,986
Jounce Therapeutics, Inc. (A)(B)	4,624	58,956
Karyopharm Therapeutics, Inc. (A)	10,569	101,462
Keryx Biopharmaceuticals, Inc. (A)(B)	26,514	123,290
Kindred Biosciences, Inc. (A)	8,481	80,145
Kura Oncology, Inc. (A)	5,849	89,490
La Jolla Pharmaceutical Company (A)	5,097	164,021
Lexicon Pharmaceuticals, Inc. (A)(B)	12,854	126,998
Ligand Pharmaceuticals, Inc. (A)	5,691	779,269
Loxo Oncology, Inc. (A)	6,396	538,415
MacroGenics, Inc. (A)	9,881	187,739
Madrigal Pharmaceuticals, Inc. (A)	1,219	111,892
MediciNova, Inc. (A)(B)	10,892	70,471
MiMedx Group, Inc. (A)(B)	29,373	370,394
Minerva Neurosciences, Inc. (A)	8,844	53,506
Momenta Pharmaceuticals, Inc. (A)	21,594	301,236
Myriad Genetics, Inc. (A)	18,131	622,709
NantKwest, Inc. (A)(B)	9,223	41,411
Natera, Inc. (A)	9,723	87,410
NewLink Genetics Corp. (A)(B)	8,976	72,795
Novavax, Inc. (A)(B)	92,645	114,880
Otonomy, Inc. (A)	9,238	51,271
PDL BioPharma, Inc. (A)	43,278	118,582
Pieris Pharmaceuticals, Inc. (A)	10,750	81,163
Portola Pharmaceuticals, Inc. (A)	15,877	772,892
Progenics Pharmaceuticals, Inc. (A)	21,389	127,265
Protagonist Therapeutics, Inc. (A)	3,453	71,822
Prothena Corp. PLC (A)(B)	10,883	408,004
PTC Therapeutics, Inc. (A)	11,487	191,603
Puma Biotechnology, Inc. (A)	8,004	791,195
Radius Health, Inc. (A)(B)	10,852	344,768
REGENXBIO, Inc. (A)	7,806	259,550
Repligen Corp. (A)	10,608	384,858
Retrophin, Inc. (A)	10,936	230,422
Rhythm Pharmaceuticals, Inc. (A)	2,464	71,604
Rigel Pharmaceuticals, Inc. (A)	43,154	167,438
Sage Therapeutics, Inc. (A)	10,550	1,737,691
Sangamo Therapeutics, Inc. (A)	23,465	384,826
Sarepta Therapeutics, Inc. (A)	17,041	948,161
Seres Therapeutics, Inc. (A)(B)	6,636	67,289
Spark Therapeutics, Inc. (A)(B)	7,814	401,796
Spectrum Pharmaceuticals, Inc. (A)	24,277	460,049
Stemline Therapeutics, Inc. (A)	6,766	105,550
Strongbridge Biopharma PLC (A)	8,020	58,145
Synergy Pharmaceuticals, Inc. (A)(B)	72,099	160,781
TG Therapeutics, Inc. (A)(B)	14,942	122,524
Tocagen, Inc. (A)	5,637	57,779
Ultragenyx Pharmaceutical, Inc. (A)	11,204	519,642
Vanda Pharmaceuticals, Inc. (A)	12,685	192,812

The accompanying notes are an integral part of the financial statements.	115

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
VBI Vaccines, Inc. (A)	11,869	$50,681
Veracyte, Inc. (A)	8,765	57,235
Voyager Therapeutics, Inc. (A)(B)	5,110	84,826
Xencor, Inc. (A)	10,986	240,813
ZIOPHARM Oncology, Inc. (A)(B)	38,568	159,672
		35,700,550
Health care equipment and supplies – 3.6%
Abaxis, Inc.	6,181	306,083
Accuray, Inc. (A)	24,742	106,391
Analogic Corp.	3,551	297,396
AngioDynamics, Inc. (A)	10,729	178,423
Anika Therapeutics, Inc. (A)	4,007	216,017
Antares Pharma, Inc. (A)	44,315	88,187
AtriCure, Inc. (A)	9,354	170,617
Atrion Corp.	384	242,150
AxoGen, Inc. (A)	7,650	216,495
Cantel Medical Corp.	10,095	1,038,473
Cardiovascular Systems, Inc. (A)	9,576	226,855
Cerus Corp. (A)(B)	33,963	114,795
CONMED Corp.	7,645	389,666
CryoLife, Inc. (A)	9,074	173,767
Cutera, Inc. (A)	3,659	165,936
Endologix, Inc. (A)(B)	24,452	130,818
Entellus Medical, Inc. (A)	3,807	92,853
Exactech, Inc. (A)	3,042	150,427
GenMark Diagnostics, Inc. (A)	16,126	67,245
Glaukos Corp. (A)(B)	8,220	210,843
Globus Medical, Inc., Class A (A)	19,525	802,478
Haemonetics Corp. (A)	14,806	859,932
Halyard Health, Inc. (A)	13,024	601,448
Heska Corp. (A)	1,879	150,715
ICU Medical, Inc. (A)	4,160	898,560
Inogen, Inc. (A)	4,737	564,082
Insulet Corp. (A)	16,189	1,117,041
Integer Holdings Corp. (A)	8,582	388,765
Integra LifeSciences Holdings Corp. (A)	17,658	845,112
Invacare Corp. (B)	9,495	159,991
iRhythm Technologies, Inc. (A)	4,032	225,994
K2M Group Holdings, Inc. (A)	11,698	210,564
Lantheus Holdings, Inc. (A)	8,617	176,218
LeMaitre Vascular, Inc.	4,197	133,632
LivaNova PLC (A)	13,465	1,076,123
Masimo Corp. (A)	12,414	1,052,707
Meridian Bioscience, Inc.	12,268	171,752
Merit Medical Systems, Inc. (A)	13,576	586,483
Natus Medical, Inc. (A)	8,496	324,547
Neogen Corp. (A)	10,351	850,956
Nevro Corp. (A)	7,698	531,470
Novocure, Ltd. (A)(B)	16,240	328,048
NuVasive, Inc. (A)	14,130	826,464
NxStage Medical, Inc. (A)	18,125	439,169
OraSure Technologies, Inc. (A)	15,893	299,742
Orthofix International NV (A)	4,792	262,122
Oxford Immunotec Global PLC (A)	7,693	107,471
Penumbra, Inc. (A)	8,111	763,245
Pulse Biosciences, Inc. (A)(B)	2,648	62,493
Quidel Corp. (A)	7,932	343,852
Rockwell Medical, Inc. (A)(B)	14,249	82,929
RTI Surgical, Inc. (A)	16,912	69,339
Sientra, Inc. (A)(B)	4,584	64,451
STAAR Surgical Company (A)	11,543	178,917
Surmodics, Inc. (A)	3,939	110,292
Tactile Systems Technology, Inc. (A)	3,611	104,647
Utah Medical Products, Inc.	1,129	91,901
Varex Imaging Corp. (A)	10,398	417,688

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
ViewRay, Inc. (A)(B)	8,915	$82,553
Wright Medical Group NV (A)	29,334	651,215
		21,598,545
Health care providers and services – 1.9%
Aceto Corp.	8,799	90,894
Addus HomeCare Corp. (A)	2,304	80,179
Almost Family, Inc. (A)	3,611	199,869
Amedisys, Inc. (A)	7,990	421,153
American Renal Associates Holdings, Inc. (A)	3,323	57,820
AMN Healthcare Services, Inc. (A)	13,043	642,368
BioScrip, Inc. (A)	34,860	101,443
BioTelemetry, Inc. (A)	8,843	264,406
Capital Senior Living Corp. (A)	7,511	101,323
Chemed Corp.	4,328	1,051,791
Civitas Solutions, Inc. (A)	4,817	82,371
Community Health Systems, Inc. (A)(B)	27,335	116,447
CorVel Corp. (A)	2,579	136,429
Cross Country Healthcare, Inc. (A)	10,231	130,548
Diplomat Pharmacy, Inc. (A)	13,725	275,461
Encompass Health Corp.	27,159	1,341,926
HealthEquity, Inc. (A)	13,941	650,487
Kindred Healthcare, Inc.	23,892	231,752
LHC Group, Inc. (A)	4,398	269,378
Magellan Health, Inc. (A)	6,680	644,954
Molina Healthcare, Inc. (A)	12,221	937,106
National HealthCare Corp.	3,124	190,377
National Research Corp., Class A	2,763	103,060
Owens & Minor, Inc.	17,105	322,942
PetIQ, Inc. (A)	2,281	49,817
R1 RCM, Inc. (A)	29,374	129,539
RadNet, Inc. (A)	10,330	104,333
Select Medical Holdings Corp. (A)	30,016	529,782
Surgery Partners, Inc. (A)(B)	5,710	69,091
Teladoc, Inc. (A)(B)	15,064	524,980
Tenet Healthcare Corp. (A)(B)	22,815	345,875
The Ensign Group, Inc.	13,468	298,990
The Providence Service Corp. (A)	3,181	188,761
Tivity Health, Inc. (A)	10,193	372,554
Triple-S Management Corp., Class B (A)	6,401	159,065
US Physical Therapy, Inc.	3,402	245,624
		11,462,895
Health care technology – 0.7%
Allscripts Healthcare Solutions, Inc. (A)	50,622	736,550
Castlight Health, Inc., B Shares (A)(B)	21,458	80,468
Computer Programs & Systems, Inc. (B)	3,423	102,861
Cotiviti Holdings, Inc. (A)	10,245	329,991
Evolent Health, Inc., Class A (A)(B)	16,943	208,399
HealthStream, Inc. (A)	7,578	175,506
HMS Holdings Corp. (A)	23,668	401,173
Inovalon Holdings, Inc., Class A (A)(B)	18,163	272,445
Medidata Solutions, Inc. (A)	15,701	994,972
Omnicell, Inc. (A)	10,415	505,128
Quality Systems, Inc. (A)	14,878	202,043
Simulations Plus, Inc.	3,437	55,336
Tabula Rasa HealthCare, Inc. (A)	2,857	80,139
Vocera Communications, Inc. (A)	8,196	247,683
		4,392,694
Life sciences tools and services – 0.6%
Accelerate Diagnostics, Inc. (A)(B)	7,424	194,509
Cambrex Corp. (A)	9,087	436,176
Enzo Biochem, Inc. (A)	11,922	97,164
Fluidigm Corp. (A)	12,194	71,823
INC Research Holdings, Inc., Class A (A)	15,258	665,249
Luminex Corp.	11,352	223,634

The accompanying notes are an integral part of the financial statements.	116

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
Medpace Holdings, Inc. (A)	2,016	$73,100
NanoString Technologies, Inc. (A)	6,991	52,223
NeoGenomics, Inc. (A)	16,033	142,052
Pacific Biosciences of California, Inc. (A)(B)	31,875	84,150
PRA Health Sciences, Inc. (A)	13,776	1,254,580
		3,294,660
Pharmaceuticals – 2.3%
Aclaris Therapeutics, Inc. (A)	6,777	167,121
Aerie Pharmaceuticals, Inc. (A)	9,266	553,644
Akcea Therapeutics, Inc. (A)(B)	4,532	78,676
Amphastar Pharmaceuticals, Inc. (A)	10,349	199,115
ANI Pharmaceuticals, Inc. (A)	2,301	148,299
Aratana Therapeutics, Inc. (A)	13,309	70,005
Assembly Biosciences, Inc. (A)	4,538	205,345
Catalent, Inc. (A)	37,205	1,528,381
Chelsea Therapeutics
International, Ltd. (A)(C)	21,039	1,683
Collegium Pharmaceutical, Inc. (A)(B)	7,230	133,466
Corcept Therapeutics, Inc. (A)	25,510	460,711
Corium International, Inc. (A)	7,506	72,133
Depomed, Inc. (A)	16,591	133,558
Dermira, Inc. (A)	10,870	302,295
Dova Pharmaceuticals, Inc. (A)	1,578	45,446
Durect Corp. (A)	47,847	44,105
Horizon Pharma PLC (A)	45,798	668,651
Impax Laboratories, Inc. (A)	20,717	344,938
Innoviva, Inc. (A)	21,237	301,353
Intersect ENT, Inc. (A)	7,470	242,028
Intra-Cellular Therapies, Inc. (A)	12,199	176,642
Lannett Company, Inc. (A)(B)	7,930	183,976
Melinta Therapeutics, Inc. (A)	3,109	49,122
MyoKardia, Inc. (A)	5,532	232,897
Nektar Therapeutics (A)	41,263	2,464,226
Neos Therapeutics, Inc. (A)(B)	7,815	79,713
Omeros Corp. (A)(B)	12,877	250,200
Pacira Pharmaceuticals, Inc. (A)	11,017	502,926
Paratek Pharmaceuticals, Inc. (A)	6,979	124,924
Phibro Animal Health Corp., Class A	5,608	187,868
Prestige Brands Holdings, Inc. (A)	14,844	659,222
Reata Pharmaceuticals, Inc., Class A (A)(B)	3,404	96,401
Revance Therapeutics, Inc. (A)(B)	6,673	238,560
Sucampo Pharmaceuticals, Inc., Class A (A)	7,049	126,530
Supernus Pharmaceuticals, Inc. (A)	13,488	537,497
Teligent, Inc. (A)	12,217	44,348
Tetraphase Pharmaceuticals, Inc. (A)	15,717	99,017
The Medicines Company (A)	19,553	534,579
TherapeuticsMD, Inc. (A)(B)	46,765	282,461
Theravance Biopharma, Inc. (A)(B)	11,966	333,732
WaVe Life Sciences, Ltd. (A)(B)	3,520	123,552
Zogenix, Inc. (A)	9,578	383,599
Zynerba Pharmaceuticals, Inc. (A)	3,693	46,236
		13,459,181
		89,908,525
Industrials – 15.1%
Aerospace and defense – 1.4%
AAR Corp.	8,849	347,677
Aerojet Rocketdyne Holdings, Inc. (A)	19,265	601,068
Aerovironment, Inc. (A)	5,875	329,940
Astronics Corp. (A)	6,002	248,903
Axon Enterprise, Inc. (A)(B)	14,663	388,570
Cubic Corp.	7,073	416,953
Curtiss-Wright Corp.	12,181	1,484,255
Ducommun, Inc. (A)	3,192	90,812
Engility Holdings, Inc. (A)	5,134	145,652

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Aerospace and defense (continued)
Esterline Technologies Corp. (A)	7,314	$546,356
KLX, Inc. (A)	14,364	980,343
Kratos Defense & Security Solutions, Inc. (A)	24,003	254,192
Mercury Systems, Inc. (A)	12,990	667,037
Moog, Inc., Class A (A)	8,854	768,970
National Presto Industries, Inc. (B)	1,362	135,451
Sparton Corp. (A)	2,939	67,773
The KeyW Holding Corp. (A)(B)	14,583	85,602
Triumph Group, Inc.	13,693	372,450
Vectrus, Inc. (A)	3,211	99,059
Wesco Aircraft Holdings, Inc. (A)	16,245	120,213
		8,151,276
Air freight and logistics – 0.3%
Air Transport Services Group, Inc. (A)	16,585	383,777
Atlas Air Worldwide Holdings, Inc. (A)	6,454	378,527
Echo Global Logistics, Inc. (A)	7,453	208,684
Forward Air Corp.	8,201	471,065
Hub Group, Inc., Class A (A)	9,134	437,519
Radiant Logistics, Inc. (A)	11,638	53,535
		1,933,107
Airlines – 0.3%
Allegiant Travel Company	3,512	543,482
Hawaiian Holdings, Inc.	14,351	571,887
SkyWest, Inc.	14,119	749,719
		1,865,088
Building products – 1.4%
AAON, Inc.	11,670	428,289
Advanced Drainage Systems, Inc.	9,893	235,948
American Woodmark Corp. (A)	3,957	515,399
Apogee Enterprises, Inc.	7,950	363,554
Armstrong Flooring, Inc. (A)	6,479	109,625
Builders FirstSource, Inc. (A)	30,789	670,892
Caesarstone, Ltd. (A)	6,419	141,218
Continental Building Products, Inc. (A)	10,485	295,153
CSW Industrials, Inc. (A)	4,086	187,752
Gibraltar Industries, Inc. (A)	8,964	295,812
Griffon Corp.	8,247	167,826
Insteel Industries, Inc.	5,321	150,691
JELD-WEN Holding, Inc. (A)	18,649	734,211
Masonite International Corp. (A)	7,880	584,302
NCI Building Systems, Inc. (A)	11,202	216,199
Patrick Industries, Inc. (A)	6,763	469,690
PGT Innovations, Inc. (A)	13,451	226,649
Ply Gem Holdings, Inc. (A)	6,421	118,789
Quanex Building Products Corp.	9,582	224,219
Simpson Manufacturing Company, Inc.	11,441	656,828
Trex Company, Inc. (A)	8,217	890,641
Universal Forest Products, Inc.	16,738	629,684
		8,313,371
Commercial services and supplies – 2.3%
ABM Industries, Inc.	15,477	583,792
ACCO Brands Corp. (A)	29,221	356,496
Advanced Disposal Services, Inc. (A)	11,971	286,586
Brady Corp., Class A	12,981	491,980
Casella Waste Systems, Inc., Class A (A)	11,148	256,627
CECO Environmental Corp.	10,627	54,517
Covanta Holding Corp.	32,440	548,236
Deluxe Corp.	13,344	1,025,353
Ennis, Inc.	7,412	153,799
Essendant, Inc.	11,841	109,766
Healthcare Services Group, Inc.	19,767	1,042,116
Heritage-Crystal Clean, Inc. (A)	4,386	95,396
Herman Miller, Inc.	16,683	668,154

The accompanying notes are an integral part of the financial statements.	117

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
HNI Corp.	12,218	$471,248
Hudson Technologies, Inc. (A)	10,810	65,617
InnerWorkings, Inc. (A)	13,473	135,134
Interface, Inc.	16,608	417,691
Kimball International, Inc., Class B	10,500	196,035
Knoll, Inc.	13,727	316,270
LSC Communications, Inc.	10,023	151,848
Matthews International Corp., Class A	8,781	463,637
McGrath RentCorp	6,536	307,061
Mobile Mini, Inc.	12,540	432,630
MSA Safety, Inc.	9,244	716,595
Multi-Color Corp.	3,809	285,104
Quad/Graphics, Inc.	8,990	203,174
RR Donnelley & Sons Company	20,736	192,845
SP Plus Corp. (A)	4,886	181,271
Steelcase, Inc., Class A	23,523	357,550
Team, Inc. (A)(B)	8,542	127,276
Tetra Tech, Inc.	15,437	743,292
The Brink’s Company	12,700	999,490
UniFirst Corp.	4,217	695,383
US Ecology, Inc.	6,133	312,783
Viad Corp.	5,569	308,523
VSE Corp.	2,534	122,722
		13,875,997
Construction and engineering – 1.2%
Aegion Corp. (A)	9,051	230,167
Ameresco, Inc., Class A (A)	6,504	55,934
Argan, Inc.	4,031	181,395
Chicago Bridge & Iron Company NV	28,250	455,955
Comfort Systems USA, Inc.	10,238	446,889
Dycom Industries, Inc. (A)	8,310	925,983
EMCOR Group, Inc.	16,243	1,327,865
Granite Construction, Inc.	10,997	697,540
Great Lakes Dredge & Dock Corp. (A)	17,612	95,105
HC2 Holdings, Inc. (A)	13,819	82,223
IES Holdings, Inc. (A)	2,678	46,196
KBR, Inc.	39,025	773,866
Layne Christensen Company (A)	6,159	77,295
MasTec, Inc. (A)	18,434	902,344
MYR Group, Inc. (A)	4,531	161,893
Northwest Pipe Company (A)	3,199	61,229
NV5 Global, Inc. (A)	2,349	127,198
Orion Group Holdings, Inc. (A)	9,168	71,785
Primoris Services Corp.	11,040	300,178
Sterling Construction Company, Inc. (A)	7,348	119,625
Tutor Perini Corp. (A)	10,570	267,950
		7,408,615
Electrical equipment – 0.7%
Allied Motion Technologies, Inc.	1,987	65,750
Atkore International Group, Inc. (A)	9,175	196,804
AZZ, Inc.	7,324	374,256
Babcock & Wilcox Enterprises, Inc. (A)(B)	13,204	74,999
Encore Wire Corp.	5,794	281,878
Energous Corp. (A)(B)	5,697	110,807
EnerSys	12,104	842,802
Generac Holdings, Inc. (A)	16,903	837,037
General Cable Corp.	13,854	410,078
LSI Industries, Inc.	8,601	59,175
Plug Power, Inc. (A)(B)	66,335	156,551
Powell Industries, Inc.	2,986	85,549
Preformed Line Products Company	929	66,005
Sunrun, Inc. (A)(B)	23,917	141,110
Thermon Group Holdings, Inc. (A)	9,137	216,273
TPI Composites, Inc. (A)	3,149	64,429

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
Vicor Corp. (A)	4,717	$98,585
		4,082,088
Industrial conglomerates – 0.1%
Raven Industries, Inc.	10,130	347,966
Machinery – 3.8%
Actuant Corp., Class A	16,726	423,168
Alamo Group, Inc.	2,568	289,850
Albany International Corp., Class A	7,926	487,053
Altra Industrial Motion Corp.	7,920	399,168
American Railcar Industries, Inc. (B)	2,218	92,358
Astec Industries, Inc.	5,956	348,426
Barnes Group, Inc.	13,871	877,618
Blue Bird Corp. (A)	2,604	51,820
Briggs & Stratton Corp.	11,502	291,806
Chart Industries, Inc. (A)	8,560	401,122
CIRCOR International, Inc.	4,642	225,973
Columbus McKinnon Corp.	6,130	245,077
Commercial Vehicle Group, Inc. (A)	7,428	79,405
DMC Global, Inc.	4,159	104,183
Douglas Dynamics, Inc.	6,096	230,429
Energy Recovery, Inc. (A)(B)	10,596	92,715
EnPro Industries, Inc.	5,855	547,501
ESCO Technologies, Inc.	7,114	428,619
Federal Signal Corp.	16,245	326,362
Franklin Electric Company, Inc.	12,863	590,412
FreightCar America, Inc.	4,075	69,601
Gencor Industries, Inc. (A)	2,978	49,286
Global Brass & Copper Holdings, Inc.	5,957	197,177
Graham Corp.	3,350	70,116
Hardinge, Inc.	4,055	70,638
Harsco Corp. (A)	22,586	421,229
Hillenbrand, Inc.	17,546	784,306
Hurco Companies, Inc.	1,876	79,167
Hyster-Yale Materials Handling, Inc.	2,880	245,261
John Bean Technologies Corp.	8,692	963,074
Kadant, Inc.	2,996	300,798
Kennametal, Inc.	22,231	1,076,203
LB Foster Company, Class A (A)	2,760	74,934
Lindsay Corp. (B)	2,889	254,810
Lydall, Inc. (A)	4,658	236,394
Meritor, Inc. (A)	23,222	544,788
Milacron Holdings Corp. (A)	14,931	285,779
Miller Industries, Inc.	3,546	91,487
Mueller Industries, Inc.	15,879	562,593
Mueller Water Products, Inc., Class A	43,063	539,579
Navistar International Corp. (A)	13,941	597,790
NN, Inc.	7,619	210,284
Omega Flex, Inc.	901	64,340
Park-Ohio Holdings Corp.	2,584	118,735
Proto Labs, Inc. (A)	6,871	707,713
RBC Bearings, Inc. (A)	6,484	819,578
REV Group, Inc.	6,435	209,331
Rexnord Corp. (A)	28,944	753,123
Spartan Motors, Inc.	9,919	156,224
SPX Corp. (A)	11,839	371,626
SPX FLOW, Inc. (A)	11,571	550,201
Standex International Corp.	3,444	350,771
Sun Hydraulics Corp.	6,566	424,755
Tennant Company	5,023	364,921
The Gorman-Rupp Company	4,996	155,925
The Greenbrier Companies, Inc. (B)	7,538	401,775
The Manitowoc Company, Inc. (A)	8,885	349,536
Titan International, Inc.	14,528	187,121
TriMas Corp. (A)	12,797	342,320
Twin Disc, Inc. (A)	2,637	70,065

The accompanying notes are an integral part of the financial statements.	118

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Wabash National Corp.	16,050	$348,285
Watts Water Technologies, Inc., Class A	7,762	589,524
Woodward, Inc.	14,706	1,125,597
		22,719,825
Marine – 0.1%
Costamare, Inc.	14,788	85,327
Eagle Bulk Shipping, Inc. (A)	12,340	55,283
Matson, Inc.	11,865	354,052
Safe Bulkers, Inc. (A)	14,766	47,694
Scorpio Bulkers, Inc.	17,001	125,807
		668,163
Professional services – 1.2%
Acacia Research Corp. (A)	15,112	61,204
Barrett Business Services, Inc.	2,062	132,978
CBIZ, Inc. (A)	14,191	219,251
CRA International, Inc.	2,358	105,992
Exponent, Inc.	7,117	506,019
Forrester Research, Inc.	2,886	127,561
Franklin Covey Company (A)	3,315	68,786
FTI Consulting, Inc. (A)	10,495	450,865
GP Strategies Corp. (A)	3,689	85,585
Heidrick & Struggles International, Inc.	5,252	128,937
Hill International, Inc. (A)	11,392	62,086
Huron Consulting Group, Inc. (A)	6,188	250,305
ICF International, Inc. (A)	4,988	261,870
Insperity, Inc.	9,957	571,034
Kelly Services, Inc., Class A	8,460	230,704
Kforce, Inc.	6,770	170,943
Korn/Ferry International	14,573	603,031
Mistras Group, Inc. (A)	5,224	122,607
Navigant Consulting, Inc. (A)	12,879	249,981
On Assignment, Inc. (A)	13,929	895,217
Resources Connection, Inc.	8,650	133,643
RPX Corp.	13,321	179,034
TriNet Group, Inc. (A)	11,583	513,590
TrueBlue, Inc. (A)	11,461	315,178
WageWorks, Inc. (A)	11,101	688,262
Willdan Group, Inc. (A)	2,265	54,224
		7,188,887
Road and rail – 0.9%
ArcBest Corp.	7,295	260,796
Avis Budget Group, Inc. (A)	20,161	884,665
Covenant Transportation Group, Inc.,
Class A (A)	3,403	97,768
Daseke, Inc. (A)	7,168	102,431
Heartland Express, Inc.	13,111	306,011
Hertz Global Holdings, Inc. (A)(B)	15,349	339,213
Knight-Swift Transportation Holdings, Inc.	34,487	1,507,772
Marten Transport, Ltd.	11,075	224,823
Roadrunner Transportation Systems, Inc. (A)	9,542	73,569
Saia, Inc. (A)	7,043	498,292
Schneider National, Inc., Class B (B)	11,595	331,153
Universal Logistics Holdings, Inc.	2,488	59,090
Werner Enterprises, Inc.	13,074	505,310
YRC Worldwide, Inc. (A)	9,449	135,877
		5,326,770
Trading companies and distributors – 1.4%
Aircastle, Ltd.	12,952	302,947
Applied Industrial Technologies, Inc.	10,637	724,380
Beacon Roofing Supply, Inc. (A)	18,514	1,180,453
BMC Stock Holdings, Inc. (A)	18,257	461,902
CAI International, Inc. (A)	4,391	124,353
DXP Enterprises, Inc. (A)	4,672	138,151

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors (continued)
Foundation Building Materials, Inc. (A)	4,434	$65,579
GATX Corp. (B)	10,468	650,691
GMS, Inc. (A)	7,577	285,198
H&E Equipment Services, Inc.	8,775	356,704
Herc Holdings, Inc. (A)	6,784	424,746
Huttig Building Products, Inc. (A)(B)	7,925	52,701
Kaman Corp.	7,483	440,300
MRC Global, Inc. (A)	25,124	425,098
Nexeo Solutions, Inc. (A)	8,014	72,927
NOW, Inc. (A)	30,470	336,084
Rush Enterprises, Inc., Class A (A)	8,003	406,632
Rush Enterprises, Inc., Class B (A)	1,921	92,611
SiteOne Landscape Supply, Inc. (A)	9,391	720,290
Textainer Group Holdings, Ltd. (A)	7,485	160,928
Titan Machinery, Inc. (A)	5,552	117,536
Triton International, Ltd. (A)	13,101	490,632
Veritiv Corp. (A)	3,345	96,671
		8,127,514
		90,008,667
Information technology – 16.3%
Communications equipment – 1.6%
Acacia Communications, Inc. (A)(B)	5,345	193,649
ADTRAN, Inc.	13,390	259,097
Aerohive Networks, Inc. (A)	10,263	59,833
Applied Optoelectronics, Inc. (A)(B)	5,247	198,442
CalAmp Corp. (A)	9,726	208,428
Calix, Inc. (A)	12,831	76,344
Ciena Corp. (A)	39,234	821,168
Clearfield, Inc. (A)(B)	4,109	50,335
Comtech Telecommunications Corp.	6,570	145,328
Digi International, Inc. (A)	8,986	85,816
EMCORE Corp. (A)	8,239	53,142
Extreme Networks, Inc. (A)	31,098	389,347
Finisar Corp. (A)	31,825	647,639
Harmonic, Inc. (A)	22,929	96,302
Infinera Corp. (A)	41,986	265,771
InterDigital, Inc.	9,624	732,868
KVH Industries, Inc. (A)	5,109	52,878
Lumentum Holdings, Inc. (A)(B)	17,186	840,395
NETGEAR, Inc. (A)	8,751	514,121
NetScout Systems, Inc. (A)	23,579	717,981
Oclaro, Inc. (A)(B)	46,554	313,774
Plantronics, Inc.	9,225	464,756
Quantenna Communications, Inc. (A)	6,894	84,107
Ribbon Communications, Inc. (A)	14,226	109,967
Ubiquiti Networks, Inc. (A)(B)	6,202	440,466
ViaSat, Inc. (A)(B)	14,837	1,110,549
Viavi Solutions, Inc. (A)	63,943	558,862
		9,491,365
Electronic equipment, instruments and components – 2.7%
Anixter International, Inc. (A)	8,095	615,220
AVX Corp.	12,810	221,613
Badger Meter, Inc.	7,751	370,498
Bel Fuse, Inc., Class B	3,133	78,873
Belden, Inc.	11,668	900,420
Benchmark Electronics, Inc. (A)	13,877	403,821
Control4 Corp. (A)	6,989	207,993
CTS Corp.	8,924	229,793
Daktronics, Inc.	11,061	100,987
Electro Scientific Industries, Inc. (A)	8,955	191,906
ePlus, Inc. (A)	3,635	273,352
Fabrinet (A)	10,075	289,153
FARO Technologies, Inc. (A)	4,624	217,328
Fitbit, Inc., Class A (A)	54,942	313,719

The accompanying notes are an integral part of the financial statements.	119

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and
components (continued)
II-VI, Inc. (A)	16,827	$790,028
Insight Enterprises, Inc. (A)	9,944	380,756
Iteris, Inc. (A)	7,808	54,422
Itron, Inc. (A)	9,546	651,037
KEMET Corp. (A)	15,450	232,677
Kimball Electronics, Inc. (A)	7,543	137,660
Knowles Corp. (A)	24,777	363,231
Littelfuse, Inc.	6,234	1,233,210
Maxwell Technologies, Inc. (A)(B)	12,084	69,604
Mesa Laboratories, Inc.	957	118,955
Methode Electronics, Inc.	9,891	396,629
MTS Systems Corp.	4,804	257,975
Novanta, Inc. (A)	8,854	442,700
OSI Systems, Inc. (A)	4,933	317,587
Park Electrochemical Corp.	5,739	112,771
PC Connection, Inc.	3,526	92,416
Plexus Corp. (A)	9,291	564,150
Rogers Corp. (A)	4,980	806,362
Sanmina Corp. (A)	19,852	655,116
ScanSource, Inc. (A)	7,009	250,922
SYNNEX Corp.	8,005	1,088,280
Systemax, Inc.	3,102	103,204
Tech Data Corp. (A)	9,711	951,387
TTM Technologies, Inc. (A)	25,768	403,785
VeriFone Systems, Inc. (A)	31,046	549,825
Vishay Intertechnology, Inc.	36,716	761,857
Vishay Precision Group, Inc. (A)	3,026	76,104
		16,277,326
Internet software and services – 3.2%
2U, Inc. (A)	13,335	860,241
Actua Corp. (A)	8,861	138,232
Alarm.com Holdings, Inc. (A)	5,734	216,459
Alteryx, Inc., Class A (A)	6,688	169,006
Appfolio, Inc., Class A (A)	2,642	109,643
Apptio, Inc., Class A (A)	6,729	158,266
Bazaarvoice, Inc. (A)	25,800	140,610
Benefitfocus, Inc. (A)(B)	4,546	122,742
Blucora, Inc. (A)	12,319	272,250
Box, Inc., Class A (A)	22,658	478,537
Brightcove, Inc. (A)	10,702	75,984
Carbonite, Inc. (A)	7,026	176,353
Care.com, Inc. (A)	4,014	72,413
Cars.com, Inc. (A)(B)	20,127	580,463
ChannelAdvisor Corp. (A)	7,624	68,616
Cimpress NV (A)(B)	6,932	831,008
Cloudera, Inc. (A)	27,410	452,813
CommerceHub, Inc., Series A (A)(B)	4,289	94,315
CommerceHub, Inc., Series C (A)	7,909	162,846
Cornerstone OnDemand, Inc. (A)	14,888	525,993
Coupa Software, Inc. (A)	8,982	280,418
Endurance International Group
Holdings, Inc. (A)	16,893	141,901
Envestnet, Inc. (A)	12,052	600,792
Etsy, Inc. (A)	33,871	692,662
Five9, Inc. (A)	14,918	371,160
Gogo, Inc. (A)(B)	16,281	183,650
GrubHub, Inc. (A)	23,906	1,716,451
GTT Communications, Inc. (A)	8,562	401,986
Hortonworks, Inc. (A)	14,121	283,973
Instructure, Inc. (A)	6,160	203,896
Internap Corp. (A)	6,284	98,722
j2 Global, Inc.	12,938	970,738
Limelight Networks, Inc. (A)	22,355	98,586
LivePerson, Inc. (A)	15,790	181,585

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
MINDBODY, Inc., Class A (A)	11,979	$364,761
MuleSoft, Inc., Class A (A)(B)	6,912	160,773
New Relic, Inc. (A)	8,508	491,507
NIC, Inc.	18,327	304,228
Nutanix, Inc., Class A (A)	30,001	1,058,435
Okta, Inc. (A)	5,661	144,978
Q2 Holdings, Inc. (A)	8,729	321,664
QuinStreet, Inc. (A)	10,625	89,038
Quotient Technology, Inc. (A)	21,284	250,087
SendGrid, Inc. (A)	2,492	59,733
Shutterstock, Inc. (A)(B)	5,242	225,563
SPS Commerce, Inc. (A)	4,820	234,204
Stamps.com, Inc. (A)	4,541	853,708
TechTarget, Inc. (A)	5,818	80,987
The Meet Group, Inc. (A)	19,558	55,154
The Trade Desk, Inc., Class A (A)(B)	6,665	304,790
TrueCar, Inc. (A)	19,983	223,810
Tucows, Inc., Class A (A)(B)	2,572	180,169
Twilio, Inc., Class A (A)(B)	17,485	412,646
Web.com Group, Inc. (A)	10,697	233,195
XO Group, Inc. (A)	7,360	135,866
Yelp, Inc. (A)	22,250	933,610
Yext, Inc. (A)(B)	6,825	82,105
		19,134,321
IT services – 1.8%
Acxiom Corp. (A)	22,217	612,301
Blackhawk Network Holdings, Inc. (A)	15,230	542,950
CACI International, Inc., Class A (A)	6,771	896,142
Cardtronics PLC, Class A (A)	12,949	239,815
Cass Information Systems, Inc.	3,416	198,845
Convergys Corp.	26,041	611,964
CSG Systems International, Inc.	9,342	409,366
EPAM Systems, Inc. (A)	13,806	1,483,179
Everi Holdings, Inc. (A)	19,029	143,479
EVERTEC, Inc.	16,898	230,658
ExlService Holdings, Inc. (A)	9,092	548,702
ManTech International Corp., Class A	7,161	359,411
MAXIMUS, Inc.	17,778	1,272,549
MoneyGram International, Inc. (A)	8,347	110,013
Perficient, Inc. (A)	9,860	188,030
Presidio, Inc. (A)	6,207	118,988
Science Applications International Corp.	12,021	920,448
ServiceSource International, Inc. (A)	23,858	73,721
Sykes Enterprises, Inc. (A)	10,863	341,641
Syntel, Inc. (A)	9,215	211,853
TeleTech Holdings, Inc.	3,908	157,297
The Hackett Group, Inc.	7,080	111,227
Travelport Worldwide, Ltd.	34,725	453,856
Unisys Corp. (A)(B)	14,686	119,691
Virtusa Corp. (A)	7,469	329,234
		10,685,360
Semiconductors and semiconductor equipment – 3.1%
Advanced Energy Industries, Inc. (A)	11,030	744,304
Alpha & Omega Semiconductor, Ltd. (A)	5,953	97,391
Ambarella, Inc. (A)	9,013	529,514
Amkor Technology, Inc. (A)	28,604	287,470
Axcelis Technologies, Inc. (A)	8,250	236,775
AXT, Inc. (A)	10,942	95,195
Brooks Automation, Inc.	19,167	457,133
Cabot Microelectronics Corp.	6,868	646,141
CEVA, Inc. (A)	6,137	283,223
Cirrus Logic, Inc. (A)	17,762	921,137
Cohu, Inc.	7,624	167,347
Cree, Inc. (A)	27,184	1,009,614

The accompanying notes are an integral part of the financial statements.	120

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Diodes, Inc. (A)	10,954	$314,051
DSP Group, Inc. (A)	6,915	86,438
Entegris, Inc.	39,465	1,201,709
FormFactor, Inc. (A)	20,101	314,581
Ichor Holdings, Ltd. (A)	5,006	123,148
Impinj, Inc. (A)(B)	5,033	113,393
Inphi Corp. (A)(B)	11,749	430,013
Integrated Device Technology, Inc. (A)	37,197	1,105,867
IXYS Corp. (A)	7,079	169,542
Kopin Corp. (A)	19,525	62,480
Lattice Semiconductor Corp. (A)	34,891	201,670
MACOM Technology Solutions
Holdings, Inc. (A)(B)	11,401	370,989
MaxLinear, Inc. (A)	17,082	451,306
MKS Instruments, Inc.	14,972	1,414,854
Monolithic Power Systems, Inc.	11,038	1,240,230
Nanometrics, Inc. (A)	6,791	169,232
NeoPhotonics Corp. (A)(B)	9,834	64,708
NVE Corp.	1,393	119,798
PDF Solutions, Inc. (A)	8,057	126,495
Photronics, Inc. (A)	19,036	162,282
Pixelworks, Inc. (A)	9,108	57,654
Power Integrations, Inc.	7,984	587,223
Rambus, Inc. (A)	30,294	430,781
Rudolph Technologies, Inc. (A)	8,667	207,141
Semtech Corp. (A)	18,096	618,883
Sigma Designs, Inc. (A)	11,817	82,128
Silicon Laboratories, Inc. (A)	11,636	1,027,459
SMART Global Holdings, Inc. (A)	1,796	60,525
SunPower Corp. (A)(B)	16,955	142,931
Synaptics, Inc. (A)	9,637	384,902
Ultra Clean Holdings, Inc. (A)	9,239	213,329
Veeco Instruments, Inc. (A)	13,423	199,332
Xcerra Corp. (A)	15,331	150,090
Xperi Corp.	13,886	338,818
		18,219,226
Software – 3.5%
8x8, Inc. (A)	24,435	344,534
A10 Networks, Inc. (A)	14,386	111,060
ACI Worldwide, Inc. (A)	32,655	740,289
Agilysys, Inc. (A)	5,480	67,294
American Software, Inc., Class A	8,284	96,343
Aspen Technology, Inc. (A)	20,265	1,341,543
Barracuda Networks, Inc. (A)	7,024	193,160
Blackbaud, Inc.	13,227	1,249,819
Blackline, Inc. (A)	4,436	145,501
Bottomline Technologies, Inc. (A)	11,026	382,382
BroadSoft, Inc. (A)(B)	8,795	482,846
Callidus Software, Inc. (A)	18,928	542,287
CommVault Systems, Inc. (A)	11,151	585,428
Digimarc Corp. (A)	2,926	105,775
Ebix, Inc.	6,649	526,933
Ellie Mae, Inc. (A)	9,376	838,214
Everbridge, Inc. (A)	4,850	144,142
Fair Isaac Corp.	8,217	1,258,844
ForeScout Technologies, Inc. (A)	1,647	52,523
Glu Mobile, Inc. (A)	29,835	108,599
HubSpot, Inc. (A)	9,516	841,214
Imperva, Inc. (A)	9,582	380,405
MicroStrategy, Inc., Class A (A)	2,686	352,672
Mitek Systems, Inc. (A)	9,087	81,329
MobileIron, Inc. (A)	18,337	71,514
Model N, Inc. (A)	7,028	110,691
Monotype Imaging Holdings, Inc.	11,546	278,259
Park City Group, Inc. (A)(B)	4,526	43,223

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
Paycom Software, Inc. (A)	13,647	$1,096,264
Paylocity Holding Corp. (A)	7,448	351,248
Pegasystems, Inc.	10,190	480,459
Progress Software Corp.	13,277	565,202
Proofpoint, Inc. (A)	12,143	1,078,420
PROS Holdings, Inc. (A)	7,612	201,337
QAD, Inc., Class A	2,909	113,015
Qualys, Inc. (A)	8,935	530,292
Rapid7, Inc. (A)	6,382	119,088
RealPage, Inc. (A)	16,330	723,419
RingCentral, Inc., Class A (A)	18,069	874,540
Rosetta Stone, Inc. (A)	5,369	66,951
Silver Spring Networks, Inc. (A)	11,967	194,344
Synchronoss Technologies, Inc. (A)	12,727	113,779
TiVo Corp.	33,323	519,839
Upland Software, Inc. (A)	2,393	51,832
Varonis Systems, Inc. (A)	5,473	265,714
VASCO Data Security International, Inc. (A)	8,929	124,113
Verint Systems, Inc. (A)	17,689	740,285
VirnetX Holding Corp. (A)(B)	15,212	56,284
Workiva, Inc. (A)	7,435	159,109
Zendesk, Inc. (A)	27,778	940,008
Zix Corp. (A)	16,468	72,130
		20,914,495
Technology hardware, storage and peripherals – 0.4%
3D Systems Corp. (A)(B)	30,858	266,613
Avid Technology, Inc. (A)	10,438	56,261
Cray, Inc. (A)	11,461	277,356
Diebold Nixdorf, Inc. (B)	21,270	347,765
Electronics For Imaging, Inc. (A)	13,014	384,303
Immersion Corp. (A)(B)	9,128	64,444
Pure Storage, Inc., Class A (A)	27,193	431,281
Quantum Corp. (A)	8,805	49,572
Stratasys, Ltd. (A)(B)	14,064	280,717
Super Micro Computer, Inc. (A)	10,784	225,655
USA Technologies, Inc. (A)	13,893	135,457
		2,519,424
		97,241,517
Materials – 4.5%
Chemicals – 2.2%
A. Schulman, Inc.	8,042	299,565
Advanced Emissions Solutions, Inc. (B)	5,822	56,241
AdvanSix, Inc. (A)	8,254	347,246
AgroFresh Solutions, Inc. (A)	7,218	53,413
American Vanguard Corp.	8,207	161,268
Balchem Corp.	8,840	712,504
Calgon Carbon Corp.	13,972	297,604
Chase Corp.	1,928	232,324
Codexis, Inc. (A)	11,974	99,983
Core Molding Technologies, Inc.	2,349	50,973
Ferro Corp. (A)	23,281	549,199
Flotek Industries, Inc. (A)	16,277	75,851
FutureFuel Corp.	7,244	102,068
GCP Applied Technologies, Inc. (A)	19,872	633,917
Hawkins, Inc.	2,868	100,954
HB Fuller Company	13,883	747,877
Ingevity Corp. (A)	11,756	828,445
Innophos Holdings, Inc.	5,365	250,706
Innospec, Inc.	6,662	470,337
Intrepid Potash, Inc. (A)	27,547	131,124
KMG Chemicals, Inc.	3,595	237,558
Koppers Holdings, Inc. (A)	5,632	286,669
Kraton Corp. (A)	8,291	399,377
Kronos Worldwide, Inc.	6,157	158,666

The accompanying notes are an integral part of the financial statements.	121

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
LSB Industries, Inc. (A)	6,910	$60,532
Minerals Technologies, Inc.	9,788	673,904
OMNOVA Solutions, Inc. (A)	12,293	122,930
PolyOne Corp.	22,189	965,222
PQ Group Holdings, Inc. (A)	8,072	132,784
Quaker Chemical Corp.	3,562	537,114
Rayonier Advanced Materials, Inc.	12,099	247,425
Sensient Technologies Corp.	12,197	892,211
Stepan Company	5,528	436,546
Trecora Resources (A)	6,337	85,550
Tredegar Corp.	7,565	145,248
Trinseo SA	12,208	886,301
Tronox, Ltd., Class A	24,943	511,532
Valhi, Inc.	7,492	46,226
		13,027,394
Construction materials – 0.3%
Forterra, Inc. (A)	5,574	61,871
Summit Materials, Inc., Class A (A)	30,700	965,197
U.S. Concrete, Inc. (A)(B)	4,356	364,379
United States Lime & Minerals, Inc.	618	47,648
		1,439,095
Containers and packaging – 0.1%
Greif, Inc., Class A	7,068	428,179
Greif, Inc., Class B	1,614	111,931
Myers Industries, Inc.	6,743	131,489
UFP Technologies, Inc. (A)	2,082	57,880
		729,479
Metals and mining – 1.3%
AK Steel Holding Corp. (A)(B)	88,374	500,197
Allegheny Technologies, Inc. (A)(B)	35,021	845,407
Carpenter Technology Corp.	12,896	657,567
Century Aluminum Company (A)	13,789	270,816
Cleveland-Cliffs, Inc. (A)	83,038	598,704
Coeur Mining, Inc. (A)	51,517	386,378
Commercial Metals Company	31,985	681,920
Compass Minerals International, Inc. (B)	9,363	676,477
Gold Resource Corp.	15,684	69,010
Haynes International, Inc.	3,755	120,348
Hecla Mining Company	108,825	432,035
Kaiser Aluminum Corp.	4,580	489,373
Klondex Mines, Ltd. (A)	51,732	135,021
Materion Corp.	5,477	266,182
Olympic Steel, Inc.	2,860	61,461
Ryerson Holding Corp. (A)	4,867	50,617
Schnitzer Steel Industries, Inc., Class A	7,468	250,178
SunCoke Energy, Inc. (A)	18,252	218,841
TimkenSteel Corp. (A)	11,325	172,027
Warrior Met Coal, Inc. (B)	9,139	229,846
Worthington Industries, Inc.	12,288	541,409
		7,653,814
Paper and forest products – 0.6%
Boise Cascade Company	10,805	431,120
Clearwater Paper Corp. (A)	4,724	214,470
Deltic Timber Corp.	3,042	278,495
KapStone Paper and Packaging Corp.	24,263	550,527
Louisiana-Pacific Corp. (A)	40,198	1,055,599
Neenah Paper, Inc.	4,622	418,984
PH Glatfelter Company	12,364	265,084
Schweitzer-Mauduit International, Inc.	8,546	387,647
Verso Corp., Class A (A)	9,757	171,430
		3,773,356
		26,623,138

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate – 6.6%
Equity real estate investment trusts – 6.2%
Acadia Realty Trust	23,284	$637,050
Agree Realty Corp.	7,621	392,024
Alexander & Baldwin, Inc.	13,220	366,723
Alexander’s, Inc.	590	233,552
Altisource Residential Corp.	15,458	183,332
American Assets Trust, Inc.	11,239	429,779
Armada Hoffler Properties, Inc.	12,745	197,930
Ashford Hospitality Prime, Inc.	8,926	86,850
Ashford Hospitality Trust, Inc.	23,857	160,558
Bluerock Residential Growth REIT, Inc.	7,691	77,756
CareTrust REIT, Inc.	21,054	352,865
CatchMark Timber Trust, Inc., Class A	13,308	174,734
CBL & Associates Properties, Inc.	48,333	273,565
Cedar Realty Trust, Inc.	26,433	160,713
Chatham Lodging Trust	12,166	276,898
Chesapeake Lodging Trust	16,570	448,881
City Office REIT, Inc.	9,536	124,063
Clipper Realty, Inc.	5,412	54,066
Community Healthcare Trust, Inc.	5,194	145,951
CorEnergy Infrastructure Trust, Inc.	3,544	135,381
Cousins Properties, Inc.	115,656	1,069,818
DiamondRock Hospitality Company	55,384	625,285
Easterly Government Properties, Inc.	11,741	250,553
EastGroup Properties, Inc.	9,134	807,263
Education Realty Trust, Inc.	21,075	735,939
Farmland Partners, Inc.	11,068	96,070
First Industrial Realty Trust, Inc.	32,834	1,033,286
Four Corners Property Trust, Inc.	16,253	417,702
Franklin Street Properties Corp.	29,612	318,033
Getty Realty Corp.	8,195	222,576
Gladstone Commercial Corp.	8,081	170,186
Global Medical REIT, Inc.	6,042	49,544
Global Net Lease, Inc.	19,553	402,401
Government Properties Income Trust	26,661	494,295
Gramercy Property Trust	44,288	1,180,718
Healthcare Realty Trust, Inc.	33,572	1,078,333
Hersha Hospitality Trust	11,080	192,792
Independence Realty Trust, Inc.	23,705	239,183
InfraREIT, Inc.	5,079	94,368
Investors Real Estate Trust	36,235	205,815
iStar, Inc. (A)	18,472	208,734
Jernigan Capital, Inc.	4,178	79,424
Kite Realty Group Trust	23,545	461,482
LaSalle Hotel Properties	31,234	876,738
Lexington Realty Trust	60,340	582,281
LTC Properties, Inc.	10,788	469,817
Mack-Cali Realty Corp.	25,454	548,788
MedEquities Realty Trust, Inc.	9,587	107,566
Monmouth Real Estate Investment Corp.	19,343	344,305
National Health Investors, Inc.	10,992	828,577
National Storage Affiliates Trust	12,126	330,555
New Senior Investment Group, Inc.	24,736	187,004
NexPoint Residential Trust, Inc.	4,974	138,974
NorthStar Realty Europe Corp.	16,056	215,632
One Liberty Properties, Inc.	4,458	115,551
Pebblebrook Hotel Trust	18,999	706,193
Pennsylvania Real Estate Investment Trust	20,565	244,518
Physicians Realty Trust	50,048	900,364
Potlatch Corp.	11,261	561,924
Preferred Apartment Communities, Inc.,
Class A	10,431	211,228
PS Business Parks, Inc.	5,332	666,980
QTS Realty Trust, Inc., Class A	13,599	736,522
Quality Care Properties, Inc. (A)	26,872	371,102

The accompanying notes are an integral part of the financial statements.	122

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Ramco-Gershenson Properties Trust	22,353	$329,260
Retail Opportunity Investments Corp.	30,430	607,079
Rexford Industrial Realty, Inc.	21,349	622,537
RLJ Lodging Trust	46,850	1,029,295
Ryman Hospitality Properties, Inc.	12,163	839,490
Sabra Health Care REIT, Inc.	49,417	927,557
Safety Income and Growth, Inc.	3,747	65,947
Saul Centers, Inc.	3,341	206,307
Select Income REIT	17,709	445,027
Seritage Growth Properties, Class A	7,247	293,214
STAG Industrial, Inc.	26,403	721,594
Summit Hotel Properties, Inc.	28,981	441,381
Sunstone Hotel Investors, Inc.	61,833	1,022,099
Terreno Realty Corp.	14,826	519,800
The GEO Group, Inc.	33,976	801,834
Tier REIT, Inc.	13,214	269,433
UMH Properties, Inc.	9,623	143,383
Universal Health Realty Income Trust	3,508	263,486
Urban Edge Properties	28,702	731,614
Urstadt Biddle Properties, Inc., Class A	8,640	187,834
Washington Prime Group, Inc.	53,160	378,499
Washington Real Estate Investment Trust	21,833	679,443
Whitestone REIT	10,871	156,651
Xenia Hotels & Resorts, Inc.	29,739	642,065
		36,815,919
Real estate management and development – 0.4%
Altisource Portfolio Solutions SA (A)(B)	3,273	91,644
Consolidated-Tomoka Land Company	1,233	78,296
Forestar Group, Inc. (A)(B)	2,902	63,844
FRP Holdings, Inc. (A)	1,926	85,226
HFF, Inc., Class A	10,174	494,863
Kennedy-Wilson Holdings, Inc.	34,051	590,785
Marcus & Millichap, Inc. (A)	4,466	145,636
RE/MAX Holdings, Inc., Class A	5,011	243,034
Redfin Corp. (A)(B)	3,260	102,103
Tejon Ranch Company (A)	5,606	116,381
The RMR Group, Inc., Class A	1,818	107,807
The St. Joe Company (A)	12,814	231,293
		2,350,912
		39,166,831
Telecommunication services – 0.8%
Diversified telecommunication services – 0.6%
ATN International, Inc.	2,958	163,459
Cincinnati Bell, Inc. (A)	11,731	244,591
Cogent Communications Holdings, Inc.	11,457	519,002
Consolidated Communications Holdings, Inc.	18,542	226,027
Frontier Communications Corp. (B)	22,741	153,729
General Communication, Inc., Class A (A)	7,255	283,090
Globalstar, Inc. (A)(B)	162,996	213,525
Hawaiian Telcom Holdco, Inc. (A)	1,986	61,288
IDT Corp., Class B (A)	4,999	52,989
Iridium Communications, Inc. (A)	23,625	278,775
Ooma, Inc. (A)	5,554	66,370
ORBCOMM, Inc. (A)	19,842	201,992
pdvWireless, Inc. (A)(B)	2,962	95,080
Straight Path Communications, Inc.,
Class B (A)	2,667	484,834
Vonage Holdings Corp. (A)	56,928	578,958
Windstream Holdings, Inc. (B)	52,264	96,688
		3,720,397
Wireless telecommunication services – 0.2%
Boingo Wireless, Inc. (A)	10,718	241,155
Shenandoah Telecommunications Company	13,026	440,279

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Wireless telecommunication services (continued)
Spok Holdings, Inc.	6,044	$94,589
		776,023
		4,496,420
Utilities – 3.5%
Electric utilities – 1.0%
ALLETE, Inc.	14,093	1,047,955
El Paso Electric Company	11,253	622,854
IDACORP, Inc.	13,907	1,270,544
MGE Energy, Inc.	9,849	621,472
Otter Tail Corp.	11,191	497,440
PNM Resources, Inc.	22,089	893,500
Portland General Electric Company	24,593	1,120,949
		6,074,714
Gas utilities – 1.2%
Chesapeake Utilities Corp.	4,429	347,898
New Jersey Resources Corp.	23,600	948,720
Northwest Natural Gas Company	7,847	468,074
ONE Gas, Inc.	14,059	1,029,962
RGC Resources, Inc.	2,200	59,576
South Jersey Industries, Inc.	22,335	697,522
Southwest Gas Holdings, Inc.	13,082	1,052,839
Spire, Inc.	12,862	966,579
WGL Holdings, Inc.	14,085	1,209,056
		6,780,226
Independent power and renewable electricity producers – 0.4%
Atlantic Power Corp. (A)	42,757	100,479
Dynegy, Inc. (A)	31,502	373,299
NRG Yield, Inc., Class A	10,734	202,336
NRG Yield, Inc., Class C	17,570	332,073
Ormat Technologies, Inc.	11,258	720,062
Pattern Energy Group, Inc.	22,381	480,968
TerraForm Power, Inc., Class A (B)	13,060	156,198
		2,365,415
Multi-utilities – 0.5%
Avista Corp.	17,812	917,140
Black Hills Corp.	14,901	895,699
NorthWestern Corp.	13,420	801,174
Unitil Corp.	3,926	179,104
		2,793,117
Water utilities – 0.4%
American States Water Company	10,119	585,991
AquaVenture Holdings, Ltd. (A)(B)	4,068	63,135
Artesian Resources Corp., Class A	2,755	106,233
Cadiz, Inc. (A)(B)	7,093	101,075
California Water Service Group	13,405	607,917
Connecticut Water Service, Inc.	3,382	194,161
Consolidated Water Company, Ltd.	5,278	66,503
Evoqua Water Technologies Corp. (A)	9,047	214,504
Middlesex Water Company	4,546	181,431
Pure Cycle Corp. (A)	6,620	55,277
SJW Group	4,639	296,107
The York Water Company	3,985	135,092
		2,607,426
		20,620,898
TOTAL COMMON STOCKS (Cost $402,731,986)		$585,220,136

The accompanying notes are an integral part of the financial statements.	123

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or
	Principal
	Amount	Value
WARRANTS – 0.0%
Education Management Corp. (Expiration
Date: 1-5-22) (A)(D)	7,794	$27
Imperial Holdings, Inc. (Expiration
Date: 4-11-19) (A)(D)	1,261	3
TOTAL WARRANTS (Cost $0)		$30

SECURITIES LENDING COLLATERAL – 6.7%
John Hancock Collateral Trust,
1.3985% (E)(F)	3,998,544	40,000,232
TOTAL SECURITIES LENDING COLLATERAL
(Cost $40,006,328)		$40,000,232

SHORT-TERM INVESTMENTS – 2.5%
Repurchase agreement – 2.5%
Repurchase Agreement with State Street Corp.
dated 12-29-17 at 0.540% to be repurchased
at $14,820,889 on 1-2-18, collateralized by
$12,405,000 U.S. Treasury Inflation
Indexed Bonds, 1.375% due 2-15-44
(valued at $15,118,370, including interest) $	$14,820,000	14,820,000
TOTAL SHORT-TERM INVESTMENTS (Cost $14,820,000)		$14,820,000
Total Investments (Small Cap Index Trust)
(Cost $457,558,314) – 107.5%		$640,040,398
Other assets and liabilities, net – (7.5%)		(44,537,623)
TOTAL NET ASSETS – 100.0%		$595,502,775

Small Cap Index Trust (continued)

Security Abbreviations and Legend

(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(D)	Strike price and/or expiration date not available.
(E)	The rate shown is the annualized seven-day yield as of 12-31-17.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
Russell 2000 Index E-Mini Futures	217	Long	Mar 2018	$16,575,194	$16,671,025	$95,831
						$95,831

*	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Small Cap Opportunities Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 97.5%
Consumer discretionary – 15.9%
Auto components – 1.7%
American Axle & Manufacturing
Holdings, Inc. (A)	7,509	$127,878
Cooper Tire & Rubber Company	5,058	178,800
Cooper-Standard Holdings, Inc. (A)	1,311	160,598
Dana, Inc.	3,541	113,347
Fox Factory Holding Corp. (A)	16,858	654,933
Gentex Corp.	15,707	329,062
Gentherm, Inc. (A)	866	27,496
Horizon Global Corp. (A)	15,598	218,684
Modine Manufacturing Company (A)	6,862	138,612
Motorcar Parts of America, Inc. (A)	1,585	39,609
Shiloh Industries, Inc. (A)(B)	1,515	12,423
Standard Motor Products, Inc.	3,063	137,559
Stoneridge, Inc. (A)	1,672	38,222
Strattec Security Corp.	924	40,240
Superior Industries International, Inc.	3,067	45,545
The Goodyear Tire & Rubber Company	14,684	474,440
Tower International, Inc.	1,403	42,862

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Auto components (continued)
VOXX International Corp. (A)	3,131	$17,534
		2,797,844
Automobiles – 0.1%
Winnebago Industries, Inc.	1,336	74,282
Distributors – 0.5%
Core-Mark Holding Company, Inc.	1,227	38,749
Pool Corp.	5,883	762,731
Weyco Group, Inc.	1,316	39,112
		840,592
Diversified consumer services – 1.3%
Adtalem Global Education, Inc. (A)	5,378	226,145
American Public Education, Inc. (A)	1,450	36,323
Ascent Capital Group, Inc., Class A (A)	3,168	36,400
Bridgepoint Education, Inc. (A)	3,463	28,743
Career Education Corp. (A)	4,803	58,020
Carriage Services, Inc.	1,797	46,201
Graham Holdings Company, Class B	516	288,109
Grand Canyon Education, Inc. (A)	14,354	1,285,114

The accompanying notes are an integral part of the financial statements.	124

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Diversified consumer services (continued)
Houghton Mifflin Harcourt Company (A)	5,833	$54,247
K12, Inc. (A)	3,438	54,664
Lincoln Educational Services Corp. (A)	1,100	2,222
Regis Corp. (A)	4,970	76,339
Universal Technical Institute, Inc. (A)	3,087	7,409
		2,199,936
Hotels, restaurants and leisure – 2.0%
Ark Restaurants Corp.	64	1,729
BBX Capital Corp.	1,743	13,892
Belmond, Ltd., Class A (A)	11,516	141,071
Biglari Holdings, Inc. (A)	32	13,261
BJ’s Restaurants, Inc.	416	15,142
Bojangles’, Inc. (A)	803	9,475
Boyd Gaming Corp. (B)	873	30,599
Carrols Restaurant Group, Inc. (A)	1,688	20,509
Chuy’s Holdings, Inc. (A)	20,976	588,377
Dave & Buster’s Entertainment, Inc. (A)	14,054	775,359
Del Frisco’s Restaurant Group, Inc. (A)	1,609	24,537
Del Taco Restaurants, Inc. (A)	2,438	29,549
DineEquity, Inc.	593	30,083
Dover Motorsports, Inc.	400	780
El Pollo Loco Holdings, Inc. (A)	1,424	14,098
Extended Stay America, Inc.	5,624	106,856
Fiesta Restaurant Group, Inc. (A)	1,348	25,612
ILG, Inc.	8,923	254,127
International Game Technology PLC	16,628	440,808
La Quinta Holdings, Inc. (A)	4,600	84,916
Luby’s, Inc. (A)	6,251	16,503
Marriott Vacations Worldwide Corp.	1,432	193,621
Monarch Casino & Resort, Inc. (A)	1,278	57,280
Potbelly Corp. (A)	2,073	25,498
RCI Hospitality Holdings, Inc.	2,439	68,243
Red Lion Hotels Corp. (A)	3,000	29,550
Red Robin Gourmet Burgers, Inc. (A)	1,300	73,320
Speedway Motorsports, Inc.	5,924	111,786
The Cheesecake Factory, Inc. (B)	565	27,222
The Marcus Corp.	3,316	90,693
		3,314,496
Household durables – 2.5%
AV Homes, Inc. (A)	1,798	29,937
Bassett Furniture Industries, Inc.	2,333	87,721
CalAtlantic Group, Inc.	9,544	538,186
Cavco Industries, Inc. (A)	606	92,476
Century Communities, Inc. (A)	1,640	51,004
CSS Industries, Inc.	976	27,162
Emerson Radio Corp. (A)	4,869	7,108
Ethan Allen Interiors, Inc.	1,706	48,792
Flexsteel Industries, Inc.	1,750	81,865
Hamilton Beach Brands Holding Company,
Class A	700	17,983
Hamilton Beach Brands Holding Company,
Class B	700	17,983
Helen of Troy, Ltd. (A)	1,593	153,486
Hooker Furniture Corp.	2,121	90,036
KB Home	6,043	193,074
La-Z-Boy, Inc.	5,818	181,522
Libbey, Inc.	1,103	8,295
Lifetime Brands, Inc.	2,931	48,362
M/I Homes, Inc. (A)	2,195	75,508
MDC Holdings, Inc.	4,794	152,837
Meritage Homes Corp. (A)	3,432	175,718
PICO Holdings, Inc. (A)	2,493	31,910
PulteGroup, Inc.	18,844	626,563
Taylor Morrison Home Corp., Class A (A)	4,801	117,480

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Toll Brothers, Inc.	15,015	$721,020
TopBuild Corp. (A)	2,306	174,656
TRI Pointe Group, Inc. (A)	16,198	290,268
Universal Electronics, Inc. (A)	521	24,617
William Lyon Homes, Class A (A)	2,694	78,342
		4,143,911
Internet and direct marketing retail – 0.2%
1-800-Flowers.com, Inc., Class A (A)	3,234	34,604
FTD Companies, Inc. (A)	1,934	13,905
Liberty Expedia Holdings, Inc., Series A (A)	1,662	73,676
Liberty TripAdvisor Holdings, Inc.,
Class A (A)	4,522	42,620
Overstock.com, Inc. (A)(B)	1,209	77,255
Shutterfly, Inc. (A)	532	26,467
		268,527
Leisure products – 0.3%
Brunswick Corp.	1,323	73,056
Callaway Golf Company	9,628	134,118
Escalade, Inc.	3,529	43,407
JAKKS Pacific, Inc. (A)	2,278	5,353
Johnson Outdoors, Inc., Class A	2,170	134,735
Vista Outdoor, Inc. (A)	3,475	50,631
		441,300
Media – 1.0%
A.H. Belo Corp., Class A	4,238	20,342
AMC Entertainment Holdings, Inc.,
Class A (B)	4,473	67,542
Ballantyne Strong, Inc. (A)	1,114	5,180
Beasley Broadcast Group, Inc., Class A	502	6,727
Cinemark Holdings, Inc.	1,871	65,148
Entravision Communications Corp., Class A	2,100	15,015
Gannett Company, Inc.	8,543	99,013
Global Eagle Entertainment, Inc. (A)	1,300	2,977
Gray Television, Inc. (A)	7,587	127,082
Harte-Hanks, Inc. (A)	8,315	7,888
Hemisphere Media Group, Inc. (A)	951	10,984
IMAX Corp. (A)	1,219	28,220
John Wiley & Sons, Inc., Class A	1,598	105,069
Media General, Inc. (A)(C)	292	47
Meredith Corp.	3,097	204,557
New Media Investment Group, Inc.	2,560	42,957
Nexstar Media Group, Inc., Class A	1,392	108,854
Reading International, Inc., Class A (A)	1,100	18,370
Salem Media Group, Inc.	4,439	19,976
Scholastic Corp.	2,233	89,566
Sinclair Broadcast Group, Inc., Class A	1,839	69,606
TEGNA, Inc.	19,139	269,477
The EW Scripps Company, Class A (A)	5,843	91,326
The New York Times Company, Class A	567	10,490
Time, Inc.	7,065	130,349
Tribune Media Company, Class A	1,811	76,913
		1,693,675
Multiline retail – 0.9%
Dillard’s, Inc., Class A (B)	3,429	205,911
Fred’s, Inc., Class A (B)	2,000	8,100
J.C. Penney Company, Inc. (A)(B)	23,315	73,675
Kohl’s Corp.	13,037	706,997
Macy’s, Inc.	19,773	498,082
Tuesday Morning Corp. (A)(B)	2,100	5,775
		1,498,540
Specialty retail – 4.4%
Aaron’s, Inc.	6,245	248,863
Abercrombie & Fitch Company, Class A	5,916	103,116

The accompanying notes are an integral part of the financial statements.	125

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
Advance Auto Parts, Inc.	1,037	$103,379
American Eagle Outfitters, Inc.	7,348	138,142
America’s Car-Mart, Inc. (A)(B)	1,063	47,463
Ascena Retail Group, Inc. (A)(B)	11,786	27,697
AutoNation, Inc. (A)(B)	8,182	419,982
Barnes & Noble Education, Inc. (A)	6,174	50,874
Barnes & Noble, Inc.	6,995	46,867
Bed Bath & Beyond, Inc.	9,468	208,201
Big 5 Sporting Goods Corp. (B)	2,004	15,230
Boot Barn Holdings, Inc. (A)	987	16,394
Build-A-Bear Workshop, Inc. (A)	2,470	22,724
Burlington Stores, Inc. (A)	11,267	1,386,179
Caleres, Inc.	5,467	183,035
Chico’s FAS, Inc.	7,145	63,019
Christopher & Banks Corp. (A)	488	620
Citi Trends, Inc.	2,095	55,434
Conn’s, Inc. (A)(B)	76	2,702
Dick’s Sporting Goods, Inc.	4,295	123,438
DSW, Inc., Class A	6,370	136,382
Express, Inc. (A)	3,676	37,311
Five Below, Inc. (A)	14,582	967,078
Foot Locker, Inc.	5,226	244,995
Francesca’s Holdings Corp. (A)	1,431	10,461
GameStop Corp., Class A	10,093	181,169
Genesco, Inc. (A)	2,034	66,105
Group 1 Automotive, Inc.	2,247	159,470
Guess?, Inc.	6,368	107,492
Haverty Furniture Companies, Inc.	1,920	43,488
Hibbett Sports, Inc. (A)	1,307	26,663
Lithia Motors, Inc., Class A	5,053	573,970
MarineMax, Inc. (A)	3,599	68,021
Monro, Inc.	1,197	68,169
New York & Company, Inc. (A)	5,638	16,125
Office Depot, Inc.	33,557	118,792
Party City Holdco, Inc. (A)(B)	633	8,830
Penske Automotive Group, Inc.	8,306	397,442
Pier 1 Imports, Inc.	6,713	27,792
Rent-A-Center, Inc. (B)	1,084	12,032
Shoe Carnival, Inc.	2,051	54,864
Signet Jewelers, Ltd. (B)	4,374	247,350
Sonic Automotive, Inc., Class A	1,811	33,413
Stage Stores, Inc.	5,877	9,873
Tandy Leather Factory, Inc. (A)	1,690	13,013
The Cato Corp., Class A	1,957	31,155
The Finish Line, Inc., Class A (B)	3,829	55,635
Tilly’s, Inc., A Shares	712	10,509
Trans World Entertainment Corp. (A)	6,243	11,393
Urban Outfitters, Inc. (A)	5,172	181,330
Vitamin Shoppe, Inc. (A)	1,983	8,725
Zumiez, Inc. (A)	2,122	44,191
		7,236,597
Textiles, apparel and luxury goods – 1.0%
Crocs, Inc. (A)	4,206	53,164
Culp, Inc.	334	11,189
Deckers Outdoor Corp. (A)	2,831	227,188
Delta Apparel, Inc. (A)	500	10,100
Fossil Group, Inc. (A)(B)	1,707	13,263
G-III Apparel Group, Ltd. (A)	3,397	125,315
Iconix Brand Group, Inc. (A)	5,365	6,921
Lakeland Industries, Inc. (A)	1,110	16,151
Michael Kors Holdings, Ltd. (A)	1,175	73,966
Movado Group, Inc.	1,758	56,608
Oxford Industries, Inc.	8,015	602,648
Perry Ellis International, Inc. (A)	2,088	52,284
Ralph Lauren Corp.	581	60,244

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods (continued)
Rocky Brands, Inc.	1,478	$27,934
Superior Uniform Group, Inc.	663	17,709
Unifi, Inc. (A)	2,910	104,382
Vera Bradley, Inc. (A)	2,034	24,774
Wolverine World Wide, Inc.	6,487	206,806
		1,690,646
		26,200,346
Consumer staples – 2.4%
Beverages – 0.0%
Craft Brew Alliance, Inc. (A)	2,909	55,853
Food and staples retailing – 0.9%
Ingles Markets, Inc., Class A	2,495	86,327
Performance Food Group Company (A)	1,293	42,798
PriceSmart, Inc.	5,859	504,460
Smart & Final Stores, Inc. (A)	1,985	16,972
SpartanNash Company	4,194	111,896
SUPERVALU, Inc. (A)	1,123	24,257
The Andersons, Inc.	3,784	117,872
The Chefs’ Warehouse, Inc. (A)	1,493	30,607
United Natural Foods, Inc. (A)	3,818	188,113
US Foods Holding Corp. (A)	5,241	167,345
Village Super Market, Inc., Class A	685	15,707
Weis Markets, Inc.	3,071	127,109
		1,433,463
Food products – 1.1%
Alico, Inc.	341	10,060
B&G Foods, Inc. (B)	1,941	68,226
Cal-Maine Foods, Inc. (A)(B)	300	13,335
Darling Ingredients, Inc. (A)	13,547	245,607
Dean Foods Company	8,717	100,769
Farmer Brothers Company (A)	1,069	34,368
Fresh Del Monte Produce, Inc.	3,135	149,445
Hostess Brands, Inc. (A)	1,839	27,236
John B. Sanfilippo & Son, Inc.	1,168	73,876
Landec Corp. (A)	3,130	39,438
Limoneira Company	199	4,458
Post Holdings, Inc. (A)	4,039	320,010
Sanderson Farms, Inc.	2,059	285,748
Seaboard Corp.	58	255,780
Seneca Foods Corp., Class A (A)	1,409	43,327
Snyder’s-Lance, Inc.	1,332	66,707
TreeHouse Foods, Inc. (A)	2,369	117,171
		1,855,561
Household products – 0.2%
Central Garden & Pet Company (A)(B)	2,553	99,363
Central Garden & Pet Company, Class A (A)	4,834	182,290
Oil-Dri Corp. of America	531	22,037
Orchids Paper Products Company (B)	1,176	15,053
		318,743
Personal products – 0.1%
Edgewell Personal Care Company (A)	1,094	64,973
Inter Parfums, Inc.	1,604	69,694
Mannatech, Inc.	276	4,140
Natural Alternatives International, Inc. (A)	200	2,065
		140,872
Tobacco – 0.1%
Universal Corp.	2,175	114,188
		3,918,680
Energy – 6.8%
Energy equipment and services – 2.3%
Archrock, Inc.	9,027	94,784
Basic Energy Services, Inc. (A)	1,096	25,723

The accompanying notes are an integral part of the financial statements.	126

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
Bristow Group, Inc.	4,775	$64,319
CARBO Ceramics, Inc. (A)	883	8,989
Dawson Geophysical Company (A)	3,760	18,687
Dril-Quip, Inc. (A)	3,610	172,197
ENGlobal Corp. (A)	4,600	4,048
Ensco PLC, Class A (B)	21,616	127,751
Era Group, Inc. (A)	4,560	49,020
Exterran Corp. (A)	4,737	148,931
Forum Energy Technologies, Inc. (A)	5,430	84,437
Geospace Technologies Corp. (A)	516	6,693
Gulf Island Fabrication, Inc.	3,019	40,530
Helix Energy Solutions Group, Inc. (A)	14,129	106,533
Helmerich & Payne, Inc.	8,012	517,896
Hornbeck Offshore Services, Inc. (A)	5,300	16,483
Matrix Service Company (A)	2,731	48,612
McDermott International, Inc. (A)	21,949	144,424
Mitcham Industries, Inc. (A)	2,431	7,706
Nabors Industries, Ltd.	29,897	204,197
Natural Gas Services Group, Inc. (A)	2,620	68,644
Newpark Resources, Inc. (A)	12,359	106,287
Noble Corp. PLC (A)	17,780	80,366
Oceaneering International, Inc.	8,109	171,424
Oil States International, Inc. (A)	4,041	114,360
Parker Drilling Company (A)	22,288	22,288
Patterson-UTI Energy, Inc.	14,112	324,717
PHI, Inc. (A)	443	5,219
PHI, Inc. (A)	2,850	32,975
Pioneer Energy Services Corp. (A)	7,371	22,482
RigNet, Inc. (A)	208	3,110
Rowan Companies PLC, Class A (A)	12,998	203,549
SEACOR Holdings, Inc. (A)	2,419	111,806
SEACOR Marine Holdings, Inc. (A)	2,432	28,454
Superior Energy Services, Inc. (A)	14,062	135,417
TETRA Technologies, Inc. (A)	4,581	19,561
Transocean, Ltd. (A)(B)	21,435	228,926
U.S. Silica Holdings, Inc.	2,180	70,981
Unit Corp. (A)	6,259	137,698
Willbros Group, Inc. (A)	3,192	4,533
		3,784,757
Oil, gas and consumable fuels – 4.5%
Adams Resources & Energy, Inc.	724	31,494
Antero Resources Corp. (A)	20,791	395,029
Arch Coal, Inc., Class A (B)	1,184	110,301
Ardmore Shipping Corp. (A)	1,174	9,392
Bill Barrett Corp. (A)	7,216	37,018
Bonanza Creek Energy, Inc. (A)	615	16,968
Callon Petroleum Company (A)	13,440	163,296
Carrizo Oil & Gas, Inc. (A)	1,322	28,132
Clean Energy Fuels Corp. (A)	11,526	23,398
Cloud Peak Energy, Inc. (A)	6,658	29,628
CNX Resources Corp. (A)	18,164	265,739
CONSOL Energy, Inc. (A)	2,270	89,688
Contango Oil & Gas Company (A)	3,786	17,832
CVR Energy, Inc. (B)	2,759	102,745
Delek US Holdings, Inc.	9,712	339,337
DHT Holdings, Inc.	3,733	13,401
Dorian LPG, Ltd. (A)	2,153	17,698
Eclipse Resources Corp. (A)	5,073	12,175
EnLink Midstream LLC	4,505	79,288
GasLog, Ltd.	2,203	49,017
Green Plains, Inc.	5,268	88,766
Gulfport Energy Corp. (A)	10,592	135,154
Halcon Resources Corp. (A)	4,689	35,496
HollyFrontier Corp.	15,221	779,620
International Seaways, Inc. (A)	803	14,823

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Matador Resources Company (A)	19,925	$620,265
Murphy Oil Corp.	14,395	446,965
NACCO Industries, Inc., Class A	700	26,355
Oasis Petroleum, Inc. (A)	18,941	159,294
Overseas Shipholding Group, Inc., Class A (A)	861	2,359
Pacific Ethanol, Inc. (A)	2,656	12,085
Panhandle Oil and Gas, Inc., Class A	557	11,446
Par Pacific Holdings, Inc. (A)	1,947	37,538
Parsley Energy, Inc., Class A (A)	11,554	340,150
PBF Energy, Inc., Class A	9,324	330,536
PDC Energy, Inc. (A)	4,882	251,618
Peabody Energy Corp. (A)	6,070	238,976
Penn Virginia Corp. (A)	408	15,957
QEP Resources, Inc. (A)	12,309	117,797
Range Resources Corp.	13,645	232,784
Renewable Energy Group, Inc. (A)	4,097	48,345
REX American Resources Corp. (A)	268	22,188
Ring Energy, Inc. (A)	2,739	38,072
RSP Permian, Inc. (A)	10,724	436,252
SandRidge Energy, Inc. (A)(B)	1,142	24,062
Scorpio Tankers, Inc.	16,932	51,643
SemGroup Corp., Class A	3,855	116,421
Ship Finance International, Ltd.	1,300	20,150
SM Energy Company	5,733	126,585
SRC Energy, Inc. (A)	10,596	90,384
Stone Energy Corp. (A)	409	13,153
Teekay Corp.	286	2,666
Teekay Tankers, Ltd., Class A (B)	9,278	12,989
Whiting Petroleum Corp. (A)	4,356	115,347
World Fuel Services Corp.	3,769	106,060
WPX Energy, Inc. (A)	28,555	401,769
		7,355,646
		11,140,403
Financials – 19.9%
Banks – 10.7%
1st Source Corp.	2,392	118,284
Allegiance Bancshares, Inc. (A)	308	11,596
American National Bankshares, Inc.	991	37,955
American River Bankshares	2,249	34,297
Ameris Bancorp	17,134	825,859
Arrow Financial Corp.	404	13,716
Associated Banc-Corp	13,919	353,543
Atlantic Capital Bancshares, Inc. (A)	667	11,739
Banc of California, Inc. (B)	1,420	29,323
BancFirst Corp.	1,272	65,063
BancorpSouth Bank	2,714	85,355
Bank of Commerce Holdings	3,606	41,469
Bank of Marin Bancorp	271	18,428
BankUnited, Inc.	2,599	105,831
Banner Corp.	3,129	172,470
Bar Harbor Bankshares	2,109	56,964
BCB Bancorp, Inc.	1,477	21,417
Berkshire Hills Bancorp, Inc.	3,493	127,844
Blue Hills Bancorp, Inc.	703	14,130
BOK Financial Corp.	844	77,918
Boston Private Financial Holdings, Inc.	7,971	123,152
Bridge Bancorp, Inc.	774	27,090
Brookline Bancorp, Inc.	7,510	117,907
Bryn Mawr Bank Corp.	1,969	87,030
C&F Financial Corp.	627	36,366
California First National Bancorp	1,653	24,927
Camden National Corp.	1,722	72,548
Capital City Bank Group, Inc.	1,865	42,783
Carolina Financial Corp.	1,115	41,422

The accompanying notes are an integral part of the financial statements.	127

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Central Pacific Financial Corp.	2,960	$88,297
Century Bancorp, Inc., Class A	836	65,417
Chemical Financial Corp.	3,971	212,329
Chemung Financial Corp.	966	46,465
CIT Group, Inc.	3,295	162,213
CNB Financial Corp.	1,962	51,483
Columbia Banking System, Inc.	6,583	285,966
Community Bank System, Inc.	3,093	166,249
Community Trust Bancorp, Inc.	1,888	88,925
ConnectOne Bancorp, Inc.	1,273	32,780
Customers Bancorp, Inc. (A)	1,685	43,793
Eagle Bancorp, Inc. (A)	389	22,523
Enterprise Bancorp, Inc.	246	8,376
Enterprise Financial Services Corp.	1,453	65,603
Equity Bancshares, Inc., Class A (A)	309	10,942
Farmers Capital Bank Corp.	1,551	59,714
FCB Financial Holdings, Inc., Class A (A)	2,022	102,718
Fidelity Southern Corp.	3,081	67,166
Financial Institutions, Inc.	1,481	46,059
First Bancorp (NC)	3,205	113,169
First BanCorp (PR) (A)	30,569	155,902
First Bancorp, Inc.	1,769	48,170
First Busey Corp.	841	25,180
First Business Financial Services, Inc.	1,366	30,216
First Citizens BancShares, Inc., Class A	611	246,233
First Commonwealth Financial Corp.	10,189	145,906
First Community Bancshares, Inc.	2,201	63,235
First Connecticut Bancorp, Inc.	1,636	42,781
First Financial Bancorp	4,968	130,907
First Financial Corp.	1,128	51,155
First Financial Northwest, Inc.	1,100	17,061
First Foundation, Inc. (A)	522	9,678
First Horizon National Corp.	1,095	21,889
First Interstate BancSystem, Inc., Class A	1,946	77,937
First Merchants Corp.	3,883	163,319
First Midwest Bancorp, Inc.	7,500	180,075
First Northwest Bancorp (A)	800	13,040
Flushing Financial Corp.	3,421	94,078
FNB Corp.	18,182	251,275
Franklin Financial Network, Inc. (A)	633	21,585
Fulton Financial Corp.	13,097	234,436
Great Southern Bancorp, Inc.	1,329	68,643
Great Western Bancorp, Inc.	3,593	143,001
Guaranty Bancorp	1,184	32,738
Hancock Holding Company	7,019	347,441
Hanmi Financial Corp.	3,082	93,539
Heartland Financial USA, Inc.	2,428	130,262
Heritage Commerce Corp.	2,225	34,087
Heritage Financial Corp.	1,481	45,615
Hilltop Holdings, Inc.	6,466	163,784
Home BancShares, Inc.	618	14,369
HomeTrust Bancshares, Inc. (A)	560	14,420
Hope Bancorp, Inc.	11,326	206,700
Horizon Bancorp	2,166	60,215
IBERIABANK Corp.	3,855	298,763
Independent Bank Corp. (MA)	823	57,487
Independent Bank Corp. (MI)	206	4,604
Independent Bank Group, Inc.	947	64,017
International Bancshares Corp.	6,888	273,454
Investors Bancorp, Inc.	28,834	400,216
Lakeland Bancorp, Inc.	4,261	82,024
LegacyTexas Financial Group, Inc.	3,326	140,390
Macatawa Bank Corp.	5,091	50,910
MainSource Financial Group, Inc.	3,025	109,838
MB Financial, Inc.	3,715	165,392

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
MBT Financial Corp.	3,223	$34,164
Mercantile Bank Corp.	1,266	44,778
MidSouth Bancorp, Inc.	1,822	24,142
MidWestOne Financial Group, Inc.	1,343	45,031
National Bank Holdings Corp., Class A	1,336	43,326
National Commerce Corp. (A)	524	21,091
NBT Bancorp, Inc.	3,823	140,686
Northrim BanCorp, Inc.	1,530	51,791
Norwood Financial Corp. (B)	1,188	39,204
OFG Bancorp (B)	6,515	61,241
Old Line Bancshares, Inc.	601	17,693
Old National Bancorp	12,650	220,743
Old Second Bancorp, Inc.	2,721	37,142
Opus Bank (A)	1,848	50,450
Pacific Mercantile Bancorp (A)	762	6,668
PacWest Bancorp	9,702	488,981
Peapack Gladstone Financial Corp.	1,625	56,908
Penns Woods Bancorp, Inc.	792	36,891
Peoples Bancorp, Inc.	2,153	70,231
People’s United Financial, Inc.	33,652	629,292
People’s Utah Bancorp	518	15,695
Pinnacle Financial Partners, Inc.	10,311	683,619
Popular, Inc.	7,939	281,755
Premier Financial Bancorp, Inc.	2,257	45,321
Prosperity Bancshares, Inc.	6,185	433,383
QCR Holdings, Inc.	1,211	51,891
Renasant Corp.	4,029	164,746
Republic Bancorp, Inc., Class A	1,724	65,546
S&T Bancorp, Inc.	3,436	136,787
Sandy Spring Bancorp, Inc.	2,800	109,256
Seacoast Banking Corp. of Florida (A)	1,191	30,025
Shore Bancshares, Inc.	2,225	37,158
Sierra Bancorp	2,175	57,768
Simmons First National Corp., Class A	3,116	177,924
South State Corp.	2,627	228,943
Southern National Bancorp of Virginia, Inc.	3,850	61,716
Southside Bancshares, Inc.	938	31,592
State Bank Financial Corp.	2,215	66,096
Sterling Bancorp	11,335	278,841
Sun Bancorp, Inc.	743	18,055
TCF Financial Corp.	15,413	315,967
Texas Capital Bancshares, Inc. (A)	6,924	615,544
The Bancorp, Inc. (A)	4,825	47,671
The First of Long Island Corp.	420	11,970
Towne Bank	4,414	135,731
TriCo Bancshares	400	15,144
TriState Capital Holdings, Inc. (A)	709	16,307
Triumph Bancorp, Inc. (A)	333	10,490
Trustmark Corp.	6,295	200,559
Umpqua Holdings Corp.	20,754	431,683
Union Bankshares Corp.	4,542	164,284
United Bankshares, Inc.	5,846	203,149
United Community Banks, Inc.	5,084	143,064
Univest Corp. of Pennsylvania	2,460	69,003
Valley National Bancorp	20,233	227,014
Washington Trust Bancorp, Inc.	444	23,643
WesBanco, Inc.	4,056	164,876
Wintrust Financial Corp.	1,362	112,188
		17,567,437
Capital markets – 1.1%
Cowen, Inc. (A)(B)	5,088	69,451
Financial Engines, Inc.	794	24,058
GAIN Capital Holdings, Inc.	2,895	28,950
Greenhill & Company, Inc. (B)	8,292	161,694
INTL. FCStone, Inc. (A)	1,705	72,514

The accompanying notes are an integral part of the financial statements.	128

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Investment Technology Group, Inc.	2,461	$47,374
Legg Mason, Inc.	9,901	415,644
Oppenheimer Holdings, Inc., Class A	3,213	86,108
Piper Jaffray Companies	800	69,000
Stifel Financial Corp.	12,447	741,343
Virtus Investment Partners, Inc.	418	48,091
Waddell & Reed Financial, Inc., Class A	2,483	55,470
		1,819,697
Consumer finance – 1.3%
Asta Funding, Inc. (A)	344	2,546
Encore Capital Group, Inc. (A)	16,029	674,821
Enova International, Inc. (A)	1,914	29,093
EZCORP, Inc., Class A (A)	3,087	37,661
FirstCash, Inc.	1,812	122,219
Green Dot Corp., Class A (A)	3,160	190,422
LendingClub Corp. (A)	13,711	56,626
Navient Corp.	27,272	363,263
Nelnet, Inc., Class A	3,424	187,567
Nicholas Financial, Inc. (A)	75	660
OneMain Holdings, Inc. (A)	438	11,384
PRA Group, Inc. (A)(B)	1,882	62,482
Regional Management Corp. (A)	573	15,076
Santander Consumer USA Holdings, Inc.	18,561	345,606
World Acceptance Corp. (A)	348	28,091
		2,127,517
Diversified financial services – 0.1%
Cannae Holdings, Inc. (A)	2,391	40,719
Marlin Business Services Corp.	1,698	38,035
Newstar Financial, Inc. (A)(C)	5,739	3,099
On Deck Capital, Inc. (A)	2,096	12,031
Voya Financial, Inc.	933	46,156
		140,040
Insurance – 4.8%
Ambac Financial Group, Inc. (A)	1,536	24,545
American Equity Investment Life
Holding Company	8,399	258,101
American National Insurance Company	1,733	222,257
AmTrust Financial Services, Inc. (B)	9,166	92,302
Argo Group International Holdings, Ltd.	3,123	192,533
Aspen Insurance Holdings, Ltd.	6,285	255,171
Assurant, Inc.	6,119	617,040
Assured Guaranty, Ltd.	12,060	408,472
Axis Capital Holdings, Ltd.	8,729	438,720
Baldwin & Lyons, Inc., Class B	1,154	27,638
CNO Financial Group, Inc.	16,225	400,595
Donegal Group, Inc., Class A	2,876	49,755
EMC Insurance Group, Inc.	2,830	81,193
Employers Holdings, Inc.	2,717	120,635
Enstar Group, Ltd. (A)	779	156,384
FBL Financial Group, Inc., Class A	3,170	220,791
Federated National Holding Company	1,090	18,061
First American Financial Corp.	2,691	150,804
Genworth Financial, Inc., Class A (A)	14,291	44,445
Global Indemnity, Ltd. (A)	2,945	123,749
Greenlight Capital Re, Ltd., Class A (A)	2,616	52,582
Hallmark Financial Services, Inc. (A)	4,008	41,803
HCI Group, Inc.	297	8,880
Heritage Insurance Holdings, Inc.	17,641	317,891
Horace Mann Educators Corp.	3,837	169,212
Independence Holding Company	3,740	102,663
Infinity Property & Casualty Corp.	441	46,746
Investors Title Company	189	37,488
James River Group Holdings, Ltd.	273	10,923
Kemper Corp.	5,415	373,094

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Maiden Holdings, Ltd.	7,320	$48,312
MBIA, Inc. (A)(B)	10,848	79,407
National General Holdings Corp.	4,343	85,297
National Western Life Group, Inc., Class A	221	73,155
Old Republic International Corp.	20,494	438,162
ProAssurance Corp.	190	10,859
RenaissanceRe Holdings, Ltd.	3,865	485,405
Safety Insurance Group, Inc.	1,060	85,224
Selective Insurance Group, Inc.	3,903	229,106
State Auto Financial Corp.	4,187	121,925
Stewart Information Services Corp.	2,162	91,453
The Hanover Insurance Group, Inc.	3,137	339,047
The Navigators Group, Inc.	3,786	184,378
Third Point Reinsurance, Ltd. (A)	2,292	33,578
United Fire Group, Inc.	2,597	118,371
United Insurance Holdings Corp.	879	15,163
Validus Holdings, Ltd.	7,341	344,440
White Mountains Insurance Group, Ltd.	178	151,528
		7,999,283
Thrifts and mortgage finance – 1.9%
Bank Mutual Corp.	8,251	87,873
BankFinancial Corp.	2,146	32,920
Beneficial Bancorp, Inc.	4,499	74,009
Capitol Federal Financial, Inc.	13,078	175,376
Clifton Bancorp, Inc.	686	11,731
Dime Community Bancshares, Inc.	3,601	75,441
ESSA Bancorp, Inc.	897	14,056
Federal Agricultural Mortgage Corp., Class C	1,163	90,993
First Defiance Financial Corp.	1,110	57,687
Flagstar Bancorp, Inc. (A)	5,241	196,118
Home Bancorp, Inc.	902	38,984
HomeStreet, Inc. (A)	1,732	50,141
HopFed Bancorp, Inc.	1,799	25,582
Kearny Financial Corp.	4,544	65,661
Meridian Bancorp, Inc.	1,625	33,475
Meta Financial Group, Inc.	965	89,407
Nationstar Mortgage Holdings, Inc. (A)	1,313	24,291
New York Community Bancorp, Inc.	28,861	375,770
NMI Holdings, Inc., Class A (A)	3,254	55,318
Northfield Bancorp, Inc.	4,819	82,309
Northwest Bancshares, Inc.	8,845	147,977
OceanFirst Financial Corp.	703	18,454
Oritani Financial Corp.	4,658	76,391
PHH Corp. (A)	6,474	66,682
Provident Financial Holdings, Inc.	1,778	32,715
Provident Financial Services, Inc.	4,435	119,612
Prudential Bancorp, Inc.	1,696	29,850
Radian Group, Inc.	10,669	219,888
Riverview Bancorp, Inc.	5,483	47,538
SI Financial Group, Inc.	2,433	35,765
Southern Missouri Bancorp, Inc.	1,012	38,041
Territorial Bancorp, Inc.	1,722	53,158
TierOne Corp. (A)(C)	2,328	1
TrustCo Bank Corp.	9,134	84,033
United Community Financial Corp.	4,635	42,318
United Financial Bancorp, Inc.	4,950	87,318
Walker & Dunlop, Inc. (A)	1,284	60,990
Washington Federal, Inc.	2,236	76,583
Waterstone Financial, Inc.	3,099	52,838
Western New England Bancorp, Inc.	4,739	51,655
WSFS Financial Corp.	1,744	83,450
		3,082,399
		32,736,373

The accompanying notes are an integral part of the financial statements.	129

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care – 9.7%
Biotechnology – 2.3%
Achillion Pharmaceuticals, Inc. (A)	7,773	$22,386
Acorda Therapeutics, Inc. (A)	3,542	75,976
Adverum Biotechnologies, Inc. (A)	5,950	20,825
AMAG Pharmaceuticals, Inc. (A)	1,505	19,941
Amicus Therapeutics, Inc. (A)	31,703	456,206
Aptevo Therapeutics, Inc. (A)	2,502	10,608
Celldex Therapeutics, Inc. (A)(B)	3,847	10,925
Chimerix, Inc. (A)	2,352	10,890
Concert Pharmaceuticals, Inc. (A)	419	10,840
DBV Technologies SA, ADR (A)	14,683	361,202
Emergent BioSolutions, Inc. (A)	2,728	126,770
Global Blood Therapeutics, Inc. (A)	15,087	593,673
Myriad Genetics, Inc. (A)	700	24,042
Neurocrine Biosciences, Inc. (A)	9,792	759,761
Otonomy, Inc. (A)	1,716	9,524
PDL BioPharma, Inc. (A)	10,320	28,277
Portola Pharmaceuticals, Inc. (A)	10,001	486,849
Repligen Corp. (A)	629	22,820
Retrophin, Inc. (A)	19,908	419,462
United Therapeutics Corp. (A)	1,627	240,715
Zafgen, Inc. (A)	5,073	23,437
		3,735,129
Health care equipment and supplies – 2.9%
Analogic Corp.	1,049	87,854
AngioDynamics, Inc. (A)	6,177	102,724
Anika Therapeutics, Inc. (A)	234	12,615
Cardiovascular Systems, Inc. (A)	14,614	346,206
CONMED Corp.	3,232	164,735
CryoLife, Inc. (A)	4,002	76,638
Endologix, Inc. (A)	23,777	127,207
Exactech, Inc. (A)	1,446	71,505
Globus Medical, Inc., Class A (A)	20,982	862,360
Haemonetics Corp. (A)	2,060	119,645
Halyard Health, Inc. (A)	3,800	175,484
ICU Medical, Inc. (A)	4,019	868,104
Integer Holdings Corp. (A)	3,335	151,076
Invacare Corp. (B)	3,396	57,223
Kewaunee Scientific Corp.	83	2,407
LivaNova PLC (A)	2,129	170,150
MedCath Corp. (C)	3,806	1,903
Merit Medical Systems, Inc. (A)	4,179	180,533
Natus Medical, Inc. (A)	1,013	38,697
Nuvectra Corp. (A)	1,111	8,621
Orthofix International NV (A)	241	13,183
RTI Surgical, Inc. (A)	4,931	20,217
SeaSpine Holdings Corp. (A)	580	5,870
Surmodics, Inc. (A)	55	1,540
West Pharmaceutical Services, Inc.	6,390	630,501
Wright Medical Group NV (A)	23,576	523,342
		4,820,340
Health care providers and services – 1.8%
Acadia Healthcare Company, Inc. (A)	15,441	503,840
Aceto Corp.	2,914	30,102
Addus HomeCare Corp. (A)	1,724	59,995
Almost Family, Inc. (A)	1,286	71,180
Brookdale Senior Living, Inc. (A)	14,058	136,363
Community Health Systems, Inc. (A)(B)	7,907	33,684
Cross Country Healthcare, Inc. (A)	2,734	34,886
Digirad Corp.	3,100	7,983
Envision Healthcare Corp. (A)	7,326	253,187
Five Star Senior Living, Inc. (A)	1,834	2,751
Kindred Healthcare, Inc.	9,022	87,513
LHC Group, Inc. (A)	2,286	140,018

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
LifePoint Health, Inc. (A)	4,269	$212,596
Magellan Health, Inc. (A)	2,490	240,410
MEDNAX, Inc. (A)	5,228	279,384
Molina Healthcare, Inc. (A)	1,111	85,191
National HealthCare Corp.	2,084	126,999
Owens & Minor, Inc.	5,919	111,751
Premier, Inc., Class A (A)	1,546	45,128
Quorum Health Corp. (A)	2,853	17,803
Select Medical Holdings Corp. (A)	15,976	281,976
The Ensign Group, Inc.	1,260	27,972
The Providence Service Corp. (A)	722	42,843
Triple-S Management Corp., Class B (A)	2,626	65,256
		2,898,811
Health care technology – 0.9%
Allscripts Healthcare Solutions, Inc. (A)	834	12,135
Cotiviti Holdings, Inc. (A)	14,680	472,843
Evolent Health, Inc., Class A (A)(B)	1,142	14,047
HealthStream, Inc. (A)	1,369	31,706
HMS Holdings Corp. (A)	3,857	65,376
Medidata Solutions, Inc. (A)	13,300	842,821
Micron Solutions, Inc. (A)	200	700
Quality Systems, Inc. (A)	878	11,923
		1,451,551
Life sciences tools and services – 0.7%
Bruker Corp.	12,625	433,290
Harvard Bioscience, Inc. (A)	6,562	21,655
INC Research Holdings, Inc., Class A (A)	17,126	746,694
Luminex Corp.	2,011	39,617
		1,241,256
Pharmaceuticals – 1.1%
Amphastar Pharmaceuticals, Inc. (A)	2,759	53,083
ANI Pharmaceuticals, Inc. (A)	478	30,807
Catalent, Inc. (A)	19,587	804,634
Cumberland Pharmaceuticals, Inc. (A)(B)	956	7,094
Depomed, Inc. (A)	2,796	22,508
Endo International PLC (A)	12,165	94,279
FRD Acquisition Company (A)(C)	5,160	3,493
Horizon Pharma PLC (A)	4,465	65,189
Impax Laboratories, Inc. (A)	24,044	400,333
Intra-Cellular Therapies, Inc. (A)	1,728	25,021
Mallinckrodt PLC (A)	6,663	150,317
Melinta Therapeutics, Inc. (A)	1,105	17,459
Prestige Brands Holdings, Inc. (A)	1,934	85,889
Taro Pharmaceutical Industries, Ltd. (A)(B)	541	56,648
		1,816,754
		15,963,841
Industrials – 20.7%
Aerospace and defense – 2.2%
AAR Corp.	4,565	179,359
Aerovironment, Inc. (A)	547	30,720
CPI Aerostructures, Inc. (A)	1,400	12,530
Cubic Corp.	10,248	604,120
Curtiss-Wright Corp.	927	112,955
Ducommun, Inc. (A)	2,274	64,695
Engility Holdings, Inc. (A)	2,470	70,074
Esterline Technologies Corp. (A)	2,214	165,386
HEICO Corp.	11,707	1,104,555
KLX, Inc. (A)	4,664	318,318
Maxar Technologies, Ltd.	1,734	111,531
Mercury Systems, Inc. (A)	3,184	163,498
Moog, Inc., Class A (A)	2,543	220,860
National Presto Industries, Inc. (B)	244	24,266
Orbital ATK, Inc.	372	48,918

The accompanying notes are an integral part of the financial statements.	130

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Aerospace and defense (continued)
SIFCO Industries, Inc. (A)	1,000	$6,650
Sparton Corp. (A)	2,053	47,342
Teledyne Technologies, Inc. (A)	706	127,892
The KeyW Holding Corp. (A)(B)	1,918	11,259
Triumph Group, Inc.	4,181	113,723
Vectrus, Inc. (A)	325	10,026
Wesco Aircraft Holdings, Inc. (A)	7,177	53,110
		3,601,787
Air freight and logistics – 0.7%
Air Transport Services Group, Inc. (A)	3,422	79,185
Atlas Air Worldwide Holdings, Inc. (A)	3,290	192,959
Echo Global Logistics, Inc. (A)	2,257	63,196
Forward Air Corp.	956	54,913
Hub Group, Inc., Class A (A)	4,316	206,736
Radiant Logistics, Inc. (A)	1,875	8,625
XPO Logistics, Inc. (A)	5,668	519,132
		1,124,746
Airlines – 0.9%
Alaska Air Group, Inc.	1,506	110,706
Copa Holdings SA, Class A	905	121,324
Hawaiian Holdings, Inc.	1,992	79,381
JetBlue Airways Corp. (A)	27,591	616,383
SkyWest, Inc.	5,831	309,626
Spirit Airlines, Inc. (A)	4,337	194,514
		1,431,934
Building products – 1.0%
Apogee Enterprises, Inc.	1,089	49,800
Armstrong Flooring, Inc. (A)	1,831	30,981
CSW Industrials, Inc. (A)	371	17,047
Gibraltar Industries, Inc. (A)	4,144	136,752
Griffon Corp.	6,971	141,860
Insteel Industries, Inc.	1,989	56,328
Owens Corning	6,096	560,466
Quanex Building Products Corp.	3,929	91,939
Simpson Manufacturing Company, Inc.	4,345	249,446
Universal Forest Products, Inc.	6,426	241,746
USG Corp. (A)	2,274	87,685
		1,664,050
Commercial services and supplies – 1.7%
ABM Industries, Inc.	6,128	231,148
ACCO Brands Corp. (A)	7,990	97,478
Acme United Corp.	733	17,152
ARC Document Solutions, Inc. (A)	3,098	7,900
Brady Corp., Class A	1,456	55,182
CECO Environmental Corp.	1,395	7,156
Civeo Corp. (A)	8,078	22,053
Clean Harbors, Inc. (A)	3,206	173,765
Ennis, Inc.	3,208	66,566
Essendant, Inc.	3,431	31,805
Heritage-Crystal Clean, Inc. (A)	1,877	40,825
HNI Corp.	1,314	50,681
Hudson Technologies, Inc. (A)	3,750	22,763
InnerWorkings, Inc. (A)	3,056	30,652
LSC Communications, Inc.	540	8,181
Matthews International Corp., Class A	1,190	62,832
McGrath RentCorp	3,033	142,490
Mobile Mini, Inc.	4,727	163,082
Multi-Color Corp.	326	24,401
NL Industries, Inc. (A)	3,260	46,455
Ritchie Brothers Auctioneers, Inc.	24,034	719,338
SP Plus Corp. (A)	1,277	47,377
Steelcase, Inc., Class A	3,180	48,336
Team, Inc. (A)(B)	2,106	31,379

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
Tetra Tech, Inc.	5,782	$278,403
UniFirst Corp.	691	113,946
Viad Corp.	2,118	117,337
Virco Manufacturing Corp. (A)	1,200	6,060
VSE Corp.	1,368	66,252
		2,730,995
Construction and engineering – 2.3%
AECOM (A)	14,815	550,377
Aegion Corp. (A)	3,621	92,082
Ameresco, Inc., Class A (A)	5,087	43,748
Argan, Inc.	362	16,290
Chicago Bridge & Iron Company NV	3,567	57,571
Dycom Industries, Inc. (A)	4,969	553,696
EMCOR Group, Inc.	1,527	124,832
Granite Construction, Inc.	3,565	226,128
Great Lakes Dredge & Dock Corp. (A)	13,300	71,820
IES Holdings, Inc. (A)	237	4,088
Jacobs Engineering Group, Inc.	10,323	680,905
KBR, Inc.	4,221	83,702
Layne Christensen Company (A)	3,312	41,566
MasTec, Inc. (A)	4,736	231,827
MYR Group, Inc. (A)	2,443	87,288
Northwest Pipe Company (A)	1,706	32,653
NV5 Global, Inc. (A)	290	15,704
Orion Group Holdings, Inc. (A)	4,263	33,379
Primoris Services Corp.	2,946	80,102
Quanta Services, Inc. (A)	14,425	564,162
Sterling Construction Company, Inc. (A)	3,771	61,392
Tutor Perini Corp. (A)	6,222	157,728
		3,811,040
Electrical equipment – 0.6%
Allied Motion Technologies, Inc.	600	19,854
AZZ, Inc.	840	42,924
Babcock & Wilcox Enterprises, Inc. (A)(B)	3,150	17,892
Encore Wire Corp.	2,766	134,566
LSI Industries, Inc.	4,131	28,421
Powell Industries, Inc.	1,244	35,641
Preformed Line Products Company	984	69,913
Regal Beloit Corp.	3,866	296,136
Sunrun, Inc. (A)(B)	1,551	9,151
Thermon Group Holdings, Inc. (A)	13,247	313,556
Ultralife Corp. (A)	1,984	12,995
		981,049
Industrial conglomerates – 0.1%
Carlisle Companies, Inc.	1,095	124,447
Raven Industries, Inc.	300	10,305
		134,752
Machinery – 4.7%
Actuant Corp., Class A	1,269	32,106
AGCO Corp.	4,516	322,578
Alamo Group, Inc.	1,644	185,558
Albany International Corp., Class A	2,787	171,261
American Railcar Industries, Inc. (B)	2,426	101,019
Astec Industries, Inc.	2,911	170,294
Barnes Group, Inc.	3,320	210,056
Briggs & Stratton Corp.	4,976	126,241
Chart Industries, Inc. (A)	3,324	155,763
CIRCOR International, Inc.	1,614	78,570
Colfax Corp. (A)	9,998	396,121
Columbus McKinnon Corp.	2,978	119,060
Commercial Vehicle Group, Inc. (A)	757	8,092
DMC Global, Inc.	960	24,048
Douglas Dynamics, Inc.	1,090	41,202

The accompanying notes are an integral part of the financial statements.	131

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
ESCO Technologies, Inc.	3,287	$198,042
Federal Signal Corp.	6,669	133,980
Franklin Electric Company, Inc.	1,522	69,860
FreightCar America, Inc.	735	12,554
Gencor Industries, Inc. (A)	2,100	34,755
Graco, Inc.	11,784	532,872
Graham Corp.	333	6,970
Hardinge, Inc.	1,500	26,130
Hurco Companies, Inc.	1,054	44,479
Hyster-Yale Materials Handling, Inc.	970	82,605
ITT, Inc.	3,150	168,116
John Bean Technologies Corp.	6,874	761,639
Kadant, Inc.	218	21,887
Key Technology, Inc. (A)	641	11,814
LB Foster Company, Class A (A)	1,699	46,128
Miller Industries, Inc.	2,106	54,335
NN, Inc.	2,376	65,578
Oshkosh Corp.	785	71,349
Park-Ohio Holdings Corp.	749	34,417
Perma-Pipe International Holdings, Inc. (A)	1,100	9,900
Spartan Motors, Inc.	35,374	557,141
SPX FLOW, Inc. (A)	2,346	111,552
Sun Hydraulics Corp.	10,513	680,086
Terex Corp.	1,593	76,814
The Eastern Company	1,471	38,467
The Gorman-Rupp Company	826	25,779
The Greenbrier Companies, Inc. (B)	3,369	179,568
The LS Starrett Company, Class A	1,530	13,158
The Manitowoc Company, Inc. (A)	2,882	113,378
Titan International, Inc.	3,936	50,696
TriMas Corp. (A)	1,856	49,648
Trinity Industries, Inc.	15,485	580,068
Twin Disc, Inc. (A)	1,650	43,841
Wabash National Corp. (B)	3,712	80,550
Woodward, Inc.	8,858	677,991
		7,808,116
Marine – 0.3%
Costamare, Inc.	3,754	21,661
Kirby Corp. (A)	5,111	341,415
Matson, Inc.	3,414	101,874
Scorpio Bulkers, Inc.	2,266	16,768
		481,718
Professional services – 2.4%
Acacia Research Corp. (A)	2,172	8,797
CBIZ, Inc. (A)	7,630	117,884
CRA International, Inc.	1,251	56,232
Exponent, Inc.	9,955	707,801
Forrester Research, Inc.	14,682	648,944
FTI Consulting, Inc. (A)	3,487	149,802
GP Strategies Corp. (A)	1,125	26,100
Heidrick & Struggles International, Inc.	2,683	65,868
Hill International, Inc. (A)	9,256	50,445
Huron Consulting Group, Inc. (A)	1,611	65,165
ICF International, Inc. (A)	2,514	131,985
Kelly Services, Inc., Class A	4,830	131,714
Korn/Ferry International	5,632	233,052
ManpowerGroup, Inc.	1,758	221,701
Mistras Group, Inc. (A)	1,232	28,915
Navigant Consulting, Inc. (A)	5,797	112,520
On Assignment, Inc. (A)	3,404	218,775
RCM Technologies, Inc. (A)	300	1,887
Resources Connection, Inc.	5,520	85,284
RPX Corp.	4,949	66,515
TrueBlue, Inc. (A)	2,519	69,273

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Professional services (continued)
WageWorks, Inc. (A)	13,247	$821,314
		4,019,973
Road and rail – 1.6%
AMERCO	894	337,852
ArcBest Corp.	3,836	137,137
Celadon Group, Inc. (B)	5,529	35,386
Covenant Transportation Group, Inc.,
Class A (A)	1,513	43,468
Genesee & Wyoming, Inc., Class A (A)	5,038	396,642
Hertz Global Holdings, Inc. (A)(B)	2,399	53,018
Knight-Swift Transportation Holdings, Inc.	11,698	511,437
Marten Transport, Ltd.	6,937	140,821
P.A.M. Transportation Services, Inc. (A)	975	33,911
Patriot Transportation Holding, Inc. (A)	450	7,916
Roadrunner Transportation Systems, Inc. (A)	2,098	16,176
Ryder System, Inc.	5,278	444,249
Saia, Inc. (A)	2,518	178,149
USA Truck, Inc. (A)	1,375	24,929
Werner Enterprises, Inc.	5,765	222,817
		2,583,908
Trading companies and distributors – 2.2%
Air Lease Corp.	10,421	501,146
Aircastle, Ltd.	4,523	105,793
Beacon Roofing Supply, Inc. (A)	898	57,256
BMC Stock Holdings, Inc. (A)	2,274	57,532
CAI International, Inc. (A)	3,456	97,874
DXP Enterprises, Inc. (A)	661	19,546
GATX Corp. (B)	4,160	258,586
Houston Wire & Cable Company (A)	3,039	21,881
Kaman Corp.	2,465	145,041
Lawson Products, Inc. (A)	591	14,627
MRC Global, Inc. (A)	2,745	46,445
Nexeo Solutions, Inc. (A)	3,165	28,802
NOW, Inc. (A)	9,114	100,527
Rush Enterprises, Inc., Class A (A)	3,243	164,777
Rush Enterprises, Inc., Class B (A)	2,821	136,000
SiteOne Landscape Supply, Inc. (A)	16,215	1,243,691
Titan Machinery, Inc. (A)	2,816	59,615
Transcat, Inc. (A)	1,532	21,831
Triton International, Ltd. (A)	5,250	196,613
Veritiv Corp. (A)	889	25,692
WESCO International, Inc. (A)	4,092	278,870
Willis Lease Finance Corp. (A)	406	10,138
		3,592,283
		33,966,351
Information technology – 14.4%
Communications equipment – 0.9%
ADTRAN, Inc.	5,269	101,955
ARRIS International PLC (A)	8,057	206,984
Black Box Corp.	2,530	8,982
Calix, Inc. (A)	5,847	34,790
Ciena Corp. (A)	3,346	70,032
Communications Systems, Inc.	1,800	6,552
Comtech Telecommunications Corp.	3,221	71,249
Digi International, Inc. (A)	4,813	45,964
EchoStar Corp., Class A (A)	4,430	265,357
Finisar Corp. (A)	7,372	150,020
Harmonic, Inc. (A)	4,356	18,295
Infinera Corp. (A)	8,291	52,482
InterDigital, Inc.	422	32,135
NETGEAR, Inc. (A)	3,703	217,551
NetScout Systems, Inc. (A)	5,458	166,196
Optical Cable Corp. (A)	931	2,281

The accompanying notes are an integral part of the financial statements.	132

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Communications equipment (continued)
RELM Wireless Corp.	2,100	$7,455
TESSCO Technologies, Inc.	1,750	35,263
Viavi Solutions, Inc. (A)	6,600	57,684
		1,551,227
Electronic equipment, instruments and components – 4.3%
ADDvantage Technologies Group, Inc. (A)	428	638
Anixter International, Inc. (A)	2,372	180,272
Arrow Electronics, Inc. (A)	9,245	743,390
Avnet, Inc.	12,911	511,534
AVX Corp.	15,148	262,060
Bel Fuse, Inc., Class B	1,641	41,312
Belden, Inc.	424	32,720
Benchmark Electronics, Inc. (A)	5,463	158,973
Control4 Corp. (A)	955	28,421
CTS Corp.	3,610	92,958
Daktronics, Inc.	3,929	35,872
Electro Scientific Industries, Inc. (A)	4,104	87,949
ePlus, Inc. (A)	1,186	89,187
Fabrinet (A)	3,520	101,024
FARO Technologies, Inc. (A)	838	39,386
Frequency Electronics, Inc. (A)	1,783	16,689
II-VI, Inc. (A)	6,011	282,216
Insight Enterprises, Inc. (A)	4,260	163,115
Jabil, Inc.	17,909	470,111
KEMET Corp. (A)	4,206	63,342
Key Tronic Corp. (A)	1,900	12,977
Kimball Electronics, Inc. (A)	5,006	91,360
Knowles Corp. (A)	6,866	100,656
Methode Electronics, Inc.	1,177	47,198
MTS Systems Corp.	201	10,794
Novanta, Inc. (A)	2,012	100,600
OSI Systems, Inc. (A)	1,504	96,828
PAR Technology Corp. (A)	3,132	29,284
Park Electrochemical Corp.	3,038	59,697
PC Connection, Inc.	3,952	103,582
PCM, Inc. (A)	3,055	30,245
Plexus Corp. (A)	3,089	187,564
RF Industries, Ltd.	120	324
Richardson Electronics, Ltd.	2,384	16,068
Rogers Corp. (A)	1,516	245,471
Sanmina Corp. (A)	7,733	255,189
ScanSource, Inc. (A)	2,542	91,004
SMTC Corp. (A)	490	931
SYNNEX Corp.	2,965	403,092
Systemax, Inc.	7,064	235,019
Tech Data Corp. (A)	3,522	345,050
TTM Technologies, Inc. (A)	12,955	203,005
VeriFone Systems, Inc. (A)	2,849	50,456
Vishay Intertechnology, Inc.	15,446	320,505
Vishay Precision Group, Inc. (A)	1,686	42,403
Zebra Technologies Corp., Class A (A)	5,297	549,829
		7,030,300
Internet software and services – 1.1%
Actua Corp. (A)	4,555	71,058
Bazaarvoice, Inc. (A)	1,732	9,439
Blucora, Inc. (A)	6,814	150,589
Cars.com, Inc. (A)(B)	6,379	183,970
DHI Group, Inc. (A)	5,212	9,903
Liquidity Services, Inc. (A)	1,691	8,201
LogMeIn, Inc.	7,543	863,674
Mimecast, Ltd. (A)	13,210	378,731
Reis, Inc.	300	6,195
TechTarget, Inc. (A)	7,344	102,228
The Meet Group, Inc. (A)	2,642	7,450

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
XO Group, Inc. (A)	1,176	$21,709
		1,813,147
IT services – 1.9%
Acxiom Corp. (A)	3,006	82,845
Blackhawk Network Holdings, Inc. (A)	1,534	54,687
CACI International, Inc., Class A (A)	1,477	195,481
Cardtronics PLC, Class A (A)	1,986	36,781
Convergys Corp.	7,764	182,454
DST Systems, Inc.	2,029	125,940
EPAM Systems, Inc. (A)	9,730	1,045,294
ExlService Holdings, Inc. (A)	7,430	448,401
ManTech International Corp., Class A	2,961	148,613
MAXIMUS, Inc.	6,380	456,680
ModusLink Global Solutions, Inc. (A)	216	538
Perficient, Inc. (A)	2,608	49,735
StarTek, Inc. (A)	3,143	31,336
Sykes Enterprises, Inc. (A)	6,144	193,229
Virtusa Corp. (A)	283	12,475
		3,064,489
Semiconductors and semiconductor equipment – 3.5%
Alpha & Omega Semiconductor, Ltd. (A)	3,869	63,297
Amkor Technology, Inc. (A)	19,605	197,030
Axcelis Technologies, Inc. (A)	4,415	126,711
AXT, Inc. (A)	4,229	36,792
Brooks Automation, Inc.	6,240	148,824
Cabot Microelectronics Corp.	6,828	642,378
Cirrus Logic, Inc. (A)	1,828	94,800
Cohu, Inc.	4,192	92,014
Cree, Inc. (A)	8,435	313,276
Diodes, Inc. (A)	3,753	107,599
DSP Group, Inc. (A)	1,726	21,575
Entegris, Inc.	2,390	72,776
First Solar, Inc. (A)	2,711	183,047
FormFactor, Inc. (A)	1,299	20,329
GSI Technology, Inc. (A)	3,507	27,916
IXYS Corp. (A)	7,588	181,733
Kulicke & Soffa Industries, Inc. (A)	9,404	228,846
MACOM Technology Solutions
Holdings, Inc. (A)(B)	17,226	560,534
MKS Instruments, Inc.	1,405	132,773
Nanometrics, Inc. (A)	1,358	33,841
NeoPhotonics Corp. (A)(B)	3,808	25,057
ON Semiconductor Corp. (A)	3,405	71,301
PDF Solutions, Inc. (A)	1,122	17,615
Photronics, Inc. (A)	10,302	87,825
Power Integrations, Inc.	10,729	789,118
Qorvo, Inc. (A)	723	48,152
Rambus, Inc. (A)	5,178	73,631
Rudolph Technologies, Inc. (A)	3,587	85,729
Sigma Designs, Inc. (A)	7,902	54,919
Silicon Laboratories, Inc. (A)	9,777	863,309
Synaptics, Inc. (A)	1,879	75,047
Ultra Clean Holdings, Inc. (A)	2,706	62,482
Veeco Instruments, Inc. (A)	2,996	44,491
Xcerra Corp. (A)	6,686	65,456
Xperi Corp.	1,956	47,726
		5,697,949
Software – 2.4%
Aware, Inc. (A)	2,160	9,720
Blackbaud, Inc.	8,314	785,590
Bottomline Technologies, Inc. (A)	12,522	434,263
Callidus Software, Inc. (A)	23,360	669,264
HubSpot, Inc. (A)	9,076	802,318
MicroStrategy, Inc., Class A (A)	177	23,240

The accompanying notes are an integral part of the financial statements.	133

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
Monotype Imaging Holdings, Inc.	1,489	$35,885
RealNetworks, Inc. (A)	766	2,620
Seachange International, Inc. (A)	5,428	21,332
Synchronoss Technologies, Inc. (A)	2,743	24,522
Telenav, Inc. (A)	3,350	18,425
The Rubicon Project, Inc. (A)	4,652	8,699
TiVo Corp.	6,381	99,544
Tyler Technologies, Inc. (A)	4,961	878,345
VASCO Data Security International, Inc. (A)	932	12,955
Zynga, Inc., Class A (A)	21,698	86,792
		3,913,514
Technology hardware, storage and peripherals – 0.3%
AstroNova, Inc.	1,439	20,146
Cray, Inc. (A)	2,355	56,991
Electronics For Imaging, Inc. (A)	5,466	161,411
Stratasys, Ltd. (A)(B)	2,906	58,004
Super Micro Computer, Inc. (A)	4,794	100,314
Xerox Corp.	5,743	167,408
		564,274
		23,634,900
Materials – 5.0%
Chemicals – 2.3%
American Vanguard Corp.	2,118	41,619
Ashland Global Holdings, Inc.	183	13,030
Balchem Corp.	10,399	838,159
Cabot Corp.	1,121	69,042
Calgon Carbon Corp.	3,192	67,990
Core Molding Technologies, Inc.	1,000	21,700
FutureFuel Corp.	4,276	60,249
Hawkins, Inc.	730	25,696
HB Fuller Company	3,426	184,559
Huntsman Corp.	4,571	152,169
Innophos Holdings, Inc.	1,309	61,170
Innospec, Inc.	1,994	140,776
Intrepid Potash, Inc. (A)	5,049	24,033
KMG Chemicals, Inc.	390	25,771
Kraton Corp. (A)	3,085	148,604
LSB Industries, Inc. (A)	567	4,967
Minerals Technologies, Inc.	2,502	172,263
Olin Corp.	2,016	71,729
Platform Specialty Products Corp. (A)	14,525	144,088
PolyOne Corp.	15,319	666,377
Stepan Company	1,533	121,061
The Mosaic Company	20,522	526,595
Trecora Resources (A)(B)	2,774	37,449
Tredegar Corp.	1,654	31,757
Tronox, Ltd., Class A	6,193	127,018
		3,777,871
Construction materials – 0.0%
United States Lime & Minerals, Inc.	686	52,891
Containers and packaging – 0.1%
Greif, Inc., Class A	1,678	101,653
Greif, Inc., Class B	498	34,536
Sonoco Products Company	970	51,546
		187,735
Metals and mining – 1.6%
Alcoa Corp. (A)	5,734	308,891
Allegheny Technologies, Inc. (A)	4,065	98,129
Ampco-Pittsburgh Corp.	1,644	20,386
Carpenter Technology Corp.	4,255	216,962
Century Aluminum Company (A)	4,024	79,031
Coeur Mining, Inc. (A)	4,144	31,080
Commercial Metals Company	5,611	119,627

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Ferroglobe PLC (A)	3,057	$49,523
Friedman Industries, Inc.	1,511	8,582
Haynes International, Inc.	458	14,679
Hecla Mining Company	35,139	139,502
Materion Corp.	2,976	144,634
Olympic Steel, Inc.	2,383	51,211
Reliance Steel & Aluminum Company	7,223	619,661
Schnitzer Steel Industries, Inc., Class A	5,182	173,597
SunCoke Energy, Inc. (A)	6,433	77,132
Synalloy Corp.	2,039	27,323
TimkenSteel Corp. (A)	2,689	40,846
United States Steel Corp.	8,476	298,270
Universal Stainless & Alloy Products, Inc. (A)	1,562	33,458
		2,552,524
Paper and forest products – 1.0%
Boise Cascade Company	2,384	95,122
Clearwater Paper Corp. (A)	1,597	72,504
Domtar Corp.	7,237	358,376
KapStone Paper and Packaging Corp.	27,620	626,698
Louisiana-Pacific Corp. (A)	2,237	58,744
Mercer International, Inc.	10,058	143,829
PH Glatfelter Company	4,610	98,838
Resolute Forest Products, Inc. (A)	9,682	106,986
Schweitzer-Mauduit International, Inc.	1,971	89,405
Verso Corp., Class A (A)	1,405	24,686
		1,675,188
		8,246,209
Real estate – 1.6%
Equity real estate investment trusts – 1.3%
Alexander & Baldwin, Inc.	1,968	54,592
QTS Realty Trust, Inc., Class A	11,023	597,006
STAG Industrial, Inc.	26,504	724,354
Sun Communities, Inc.	7,888	731,849
		2,107,801
Real estate management and development – 0.3%
Forestar Group, Inc. (A)(B)	155	3,410
FRP Holdings, Inc. (A)	982	43,454
Griffin Industrial Realty, Inc.	892	32,736
Kennedy-Wilson Holdings, Inc.	2,480	43,028
RE/MAX Holdings, Inc., Class A	493	23,911
Realogy Holdings Corp.	9,825	260,363
Stratus Properties, Inc.	1,025	30,443
Tejon Ranch Company (A)	1,190	24,704
The St. Joe Company (A)	1,296	23,393
		485,442
		2,593,243
Telecommunication services – 0.5%
Diversified telecommunication services – 0.2%
ATN International, Inc.	1,524	84,216
Consolidated Communications Holdings, Inc.	2,508	30,573
Frontier Communications Corp. (B)	7,744	52,349
Hawaiian Telcom Holdco, Inc. (A)	1,868	57,646
IDT Corp., Class B (A)	1,000	10,600
Iridium Communications, Inc. (A)(B)	9,684	114,271
ORBCOMM, Inc. (A)	2,579	26,254
Windstream Holdings, Inc.	6,907	12,778
		388,687
Wireless telecommunication services – 0.3%
Spok Holdings, Inc.	3,863	60,456
Telephone & Data Systems, Inc.	9,768	271,550

The accompanying notes are an integral part of the financial statements.	134

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Wireless telecommunication services (continued)
United States Cellular Corp. (A)	3,059	$115,110
		447,116
		835,803
Utilities – 0.6%
Independent power and renewable electricity producers –
0.6%
Calpine Corp. (A)	32,650	493,995
Dynegy, Inc. (A)	9,159	108,534
NRG Energy, Inc.	4,832	137,615
Ormat Technologies, Inc.	2,835	181,327
		921,471
Water utilities – 0.0%
Consolidated Water Company, Ltd.	3,558	44,831
		966,302
TOTAL COMMON STOCKS (Cost $133,397,470)		$160,202,451

SECURITIES LENDING COLLATERAL – 2.3%
John Hancock Collateral Trust,
1.3985% (D)(E)	381,708	3,818,497
TOTAL SECURITIES LENDING COLLATERAL
(Cost $3,818,762)		$3,818,497

SHORT-TERM INVESTMENTS – 2.2%
Money market funds – 2.2%
State Street Institutional Treasury Money Market
Fund, Premier Class, 1.1504% (D)	3,222,844	3,222,844
State Street Institutional U.S. Government Money
Market Fund, Premier Class, 1.2075% (D)	292,479	292,479
		3,515,323
TOTAL SHORT-TERM INVESTMENTS (Cost $3,515,323)		$3,515,323
Total Investments (Small Cap Opportunities Trust)
(Cost $140,731,555) – 102.0%		$167,536,271
Other assets and liabilities, net – (2.0%)		(3,266,920)
TOTAL NET ASSETS – 100.0%		$164,269,351

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(D)	The rate shown is the annualized seven-day yield as of 12-31-17.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Small Cap Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 96.4%
Consumer discretionary – 3.7%
Hotels, restaurants and leisure – 0.8%
Dave & Buster’s Entertainment, Inc. (A)	93,980	$5,184,877
Household durables – 2.0%
Helen of Troy, Ltd. (A)	44,110	4,249,999
TRI Pointe Group, Inc. (A)	499,675	8,954,176
		13,204,175
Multiline retail – 0.3%
Fred’s, Inc., Class A (B)	557,362	2,257,316

Small Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Specialty retail – 0.6%
The Cato Corp., Class A	241,926	$3,851,462
		24,497,830
Consumer staples – 4.0%
Beverages – 1.2%
C&C Group PLC	2,371,703	8,184,899
Food and staples retailing – 1.1%
Smart & Final Stores, Inc. (A)	823,087	7,037,394
Food products – 1.7%
Cranswick PLC	215,091	9,669,950
Post Holdings, Inc. (A)	16,015	1,268,868
		10,938,818
		26,161,111
Energy – 4.1%
Energy equipment and services – 1.7%
Era Group, Inc. (A)	255,872	2,750,624
SEACOR Holdings, Inc. (A)	141,803	6,554,135
SEACOR Marine Holdings, Inc. (A)	200,633	2,347,406
		11,652,165
Oil, gas and consumable fuels – 2.4%
Diamondback Energy, Inc. (A)	3,506	442,633
Dorian LPG, Ltd. (A)	461,028	3,789,648
Resolute Energy Corp. (A)(B)	188,190	5,922,339
RSP Permian, Inc. (A)	19,180	780,242
Scorpio Tankers, Inc.	1,528,495	4,661,905
		15,596,767
		27,248,932
Financials – 21.6%
Banks – 15.8%
1st Source Corp.	119,285	5,898,643
Banc of California, Inc. (B)	310,765	6,417,297
FCB Financial Holdings, Inc., Class A (A)	110,210	5,598,668
First Busey Corp.	254,403	7,616,826
First Midwest Bancorp, Inc.	602,816	14,473,612
Flushing Financial Corp.	278,276	7,652,590
Great Western Bancorp, Inc.	288,176	11,469,405
Hancock Holding Company	311,115	15,400,193
International Bancshares Corp.	278,439	11,054,028
MB Financial, Inc.	293,053	13,046,720
Union Bankshares Corp.	107,850	3,900,935
Webster Financial Corp.	27,125	1,523,340
		104,052,257
Capital markets – 1.0%
Ares Capital Corp.	38,881	611,209
Solar Capital, Ltd.	305,064	6,165,343
		6,776,552
Insurance – 2.8%
Alleghany Corp. (A)	2,713	1,617,192
Assured Guaranty, Ltd.	20,340	688,916
Kemper Corp.	189,065	13,026,579
Reinsurance Group of America, Inc.	10,490	1,635,706
White Mountains Insurance Group, Ltd.	1,390	1,183,279
		18,151,672
Thrifts and mortgage finance – 2.0%
Northwest Bancshares, Inc.	777,205	13,002,640
		141,983,121
Health care – 6.3%
Health care equipment and supplies – 2.9%
Haemonetics Corp. (A)	144,090	8,368,747
ICU Medical, Inc. (A)	20,871	4,508,136
Natus Medical, Inc. (A)	108,625	4,149,475

The accompanying notes are an integral part of the financial statements.	135

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
STERIS PLC	23,225	$2,031,491
		19,057,849
Health care providers and services – 1.5%
AMN Healthcare Services, Inc. (A)	79,270	3,904,048
CorVel Corp. (A)	87,745	4,641,711
Envision Healthcare Corp. (A)	32,370	1,118,707
		9,664,466
Health care technology – 1.9%
Allscripts Healthcare Solutions, Inc. (A)	849,012	12,353,125
		41,075,440
Industrials – 33.1%
Aerospace and defense – 2.4%
Astronics Corp. (A)	69,228	2,870,885
Cubic Corp.	221,690	13,068,626
		15,939,511
Air freight and logistics – 1.2%
Forward Air Corp.	134,585	7,730,562
Building products – 1.7%
Tyman PLC	2,263,579	11,067,677
Commercial services and supplies – 5.2%
ACCO Brands Corp. (A)	738,540	9,010,187
Clean Harbors, Inc. (A)	14,530	787,526
Essendant, Inc.	257,218	2,384,411
Matthews International Corp., Class A	173,560	9,163,968
SP Plus Corp. (A)	186,903	6,934,101
Steelcase, Inc., Class A	365,780	5,559,856
		33,840,049
Construction and engineering – 1.0%
Primoris Services Corp.	248,100	6,745,839
Electrical equipment – 1.6%
Thermon Group Holdings, Inc. (A)	452,090	10,700,970
Machinery – 11.0%
Albany International Corp., Class A	227,874	14,002,857
CIRCOR International, Inc.	137,017	6,669,988
ESCO Technologies, Inc.	197,882	11,922,391
Luxfer Holdings PLC	444,110	7,016,938
Mueller Industries, Inc.	475,605	16,850,685
TriMas Corp. (A)	600,771	16,070,624
		72,533,483
Professional services – 7.6%
Forrester Research, Inc.	245,228	10,839,078
FTI Consulting, Inc. (A)	300,160	12,894,874
Huron Consulting Group, Inc. (A)	196,066	7,930,870
ICF International, Inc. (A)	108,255	5,683,388
Mistras Group, Inc. (A)	344,363	8,082,200
Navigant Consulting, Inc. (A)	213,191	4,138,037
		49,568,447
Trading companies and distributors – 1.4%
GATX Corp. (B)	142,815	8,877,380
		217,003,918
Information technology – 7.3%
Electronic equipment, instruments and components – 4.9%
Belden, Inc.	242,304	18,698,600
CTS Corp.	301,895	7,773,796
Keysight Technologies, Inc. (A)	33,970	1,413,152
ScanSource, Inc. (A)	125,645	4,498,091
		32,383,639
IT services – 1.6%
WNS Holdings, Ltd., ADR (A)(B)	265,429	10,651,666

Small Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Technology hardware, storage and peripherals – 0.8%
Diebold Nixdorf, Inc. (B)	303,405	$4,960,672
		47,995,977
Materials – 8.6%
Chemicals – 3.6%
Orion Engineered Carbons SA	438,130	11,216,128
Sensient Technologies Corp.	169,210	12,377,712
		23,593,840
Containers and packaging – 2.0%
Greif, Inc., Class A	215,375	13,047,418
Paper and forest products – 3.0%
Deltic Timber Corp.	138,126	12,645,435
Neenah Paper, Inc.	78,315	7,099,255
		19,744,690
		56,385,948
Real estate – 6.0%
Equity real estate investment trusts – 6.0%
Corporate Office Properties Trust	226,067	6,601,156
DiamondRock Hospitality Company	533,403	6,022,120
Education Realty Trust, Inc.	258,528	9,027,798
Ramco-Gershenson Properties Trust	693,075	10,208,995
Summit Hotel Properties, Inc.	491,414	7,484,235
		39,344,304
Utilities – 1.7%
Electric utilities – 0.1%
Westar Energy, Inc.	9,250	488,400
Gas utilities – 1.6%
New Jersey Resources Corp.	99,273	3,990,775
Spire, Inc. (B)	64,520	4,848,678
UGI Corp.	25,525	1,198,399
WGL Holdings, Inc.	8,320	714,189
		10,752,041
		11,240,441
TOTAL COMMON STOCKS (Cost $499,196,318)		$632,937,022

SECURITIES LENDING COLLATERAL – 3.9%
John Hancock Collateral Trust,
1.3985% (C)(D)	2,581,020	25,819,747
TOTAL SECURITIES LENDING COLLATERAL
(Cost $25,823,451)		$25,819,747

SHORT-TERM INVESTMENTS – 4.1%
Repurchase agreement – 4.1%
Bank of America Tri-Party Repurchase
Agreement dated 12-29-17 at 1.410% to be
repurchased at $26,804,199 on 1-2-18,
collateralized by $2,300,000 Federal Home
Loan Mortgage Corp., 0.000% due 1-15-30
(valued at $1,598,615, including interest)
and $25,692,100 U.S. Treasury Notes,
2.000% due 2-15-22 (valued at
$25,737,480, including interest)	$26,800,000	26,800,000
TOTAL SHORT-TERM INVESTMENTS (Cost $26,800,000)		$26,800,000
Total Investments (Small Cap Value Trust)
(Cost $551,819,769) – 104.4%		$685,556,769
Other assets and liabilities, net – (4.4%)		(29,151,280)
TOTAL NET ASSETS – 100.0%		$656,405,489

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.

The accompanying notes are an integral part of the financial statements.	136

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Cap Value Trust (continued)

(C)	The rate shown is the annualized seven-day yield as of 12-31-17.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Small Company Value Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 98.2%
Consumer discretionary – 10.3%
Auto components – 1.6%
Dorman Products, Inc. (A)	30,000	$1,834,200
LCI Industries	23,300	3,029,000
		4,863,200
Distributors – 0.8%
Pool Corp.	18,800	2,437,420
Diversified consumer services – 1.1%
American Public Education, Inc. (A)	45,500	1,139,775
Capella Education Company	27,900	2,159,460
		3,299,235
Hotels, restaurants and leisure – 0.9%
ILG, Inc.	56,400	1,606,272
Red Robin Gourmet Burgers, Inc. (A)(B)	18,000	1,015,200
		2,621,472
Household durables – 1.1%
Cavco Industries, Inc. (A)	14,900	2,273,740
CSS Industries, Inc.	34,400	957,352
		3,231,092
Media – 0.9%
Cable One, Inc.	2,661	1,871,614
Scholastic Corp.	20,300	814,233
		2,685,847
Specialty retail – 2.5%
Aaron’s, Inc.	67,900	2,705,815
Express, Inc. (A)	92,700	940,905
Lumber Liquidators Holdings, Inc. (A)(B)	66,041	2,073,027
Party City Holdco, Inc. (A)(B)	81,437	1,136,046
Sportsman’s Warehouse Holdings, Inc. (A)(B)	105,507	697,401
		7,553,194
Textiles, apparel and luxury goods – 1.4%
Crocs, Inc. (A)	60,400	763,456
Culp, Inc.	38,000	1,273,000
Steven Madden, Ltd. (A)	42,300	1,975,410
		4,011,866
		30,703,326
Consumer staples – 4.1%
Food and staples retailing – 1.0%
PriceSmart, Inc.	18,800	1,618,680
SpartanNash Company	46,720	1,246,490
		2,865,170
Food products – 2.3%
Nomad Foods, Ltd. (A)	194,700	3,292,377
Pinnacle Foods, Inc.	22,700	1,349,969
Post Holdings, Inc. (A)	17,900	1,418,217
The Simply Good Foods Company (A)	62,792	895,414
		6,955,977
Household products – 0.5%
Energizer Holdings, Inc.	29,900	1,434,602
Tobacco – 0.3%
Vector Group, Ltd.	37,140	831,193
		12,086,942

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Energy – 5.1%
Energy equipment and services – 1.3%
Frank’s International NV (B)	152,000	$1,010,800
Keane Group, Inc. (A)(B)	50,640	962,666
Oceaneering International, Inc.	41,700	881,538
TETRA Technologies, Inc. (A)	261,000	1,114,470
		3,969,474
Oil, gas and consumable fuels – 3.8%
Andeavor	17,283	1,976,138
Centennial Resource Development, Inc.,
Class A (A)(B)	100,500	1,989,900
Jagged Peak Energy, Inc. (A)(B)	67,900	1,071,462
Matador Resources Company (A)	88,400	2,751,892
Parsley Energy, Inc., Class A (A)	46,800	1,377,792
WPX Energy, Inc. (A)	146,300	2,058,441
		11,225,625
		15,195,099
Financials – 30.4%
Banks – 17.8%
Atlantic Capital Bancshares, Inc. (A)	45,916	808,122
BankUnited, Inc.	89,800	3,656,656
CoBiz Financial, Inc.	108,100	2,160,919
Columbia Banking System, Inc.	74,800	3,249,312
East West Bancorp, Inc.	80,200	4,878,566
First Hawaiian, Inc.	35,371	1,032,126
Glacier Bancorp, Inc.	70,000	2,757,300
Heritage Financial Corp.	42,850	1,319,780
Home BancShares, Inc.	210,400	4,891,800
Hope Bancorp, Inc.	93,400	1,704,550
Howard Bancorp, Inc. (A)	34,669	762,718
Live Oak Bancshares, Inc.	35,064	836,276
National Bank Holdings Corp., Class A	72,000	2,334,960
Pinnacle Financial Partners, Inc.	19,400	1,286,220
Popular, Inc.	63,600	2,257,164
Prosperity Bancshares, Inc.	46,300	3,244,241
South State Corp.	9,058	789,405
SVB Financial Group (A)	16,600	3,880,582
Synovus Financial Corp.	25,600	1,227,264
Texas Capital Bancshares, Inc. (A)	27,200	2,418,080
Towne Bank	88,400	2,718,300
Webster Financial Corp.	41,450	2,327,832
Wintrust Financial Corp.	30,300	2,495,811
		53,037,984
Capital markets – 3.6%
Cboe Global Markets, Inc.	21,240	2,646,292
Hercules Capital, Inc.	127,300	1,670,176
Houlihan Lokey, Inc.	29,662	1,347,545
Janus Henderson Group PLC	36,863	1,410,378
Main Street Capital Corp. (B)	28,300	1,124,359
Safeguard Scientifics, Inc. (A)	42,300	473,760
Stifel Financial Corp.	18,800	1,119,728
TPG Specialty Lending, Inc.	52,600	1,041,480
		10,833,718
Consumer finance – 1.2%
Green Dot Corp., Class A (A)	57,400	3,458,924
Insurance – 3.1%
Assured Guaranty, Ltd.	40,600	1,375,122
Employers Holdings, Inc.	37,250	1,653,900
Kinsale Capital Group, Inc.	25,112	1,130,040
ProAssurance Corp.	50,200	2,868,930
Safety Insurance Group, Inc.	13,100	1,053,240
State Auto Financial Corp.	43,000	1,252,160
		9,333,392

The accompanying notes are an integral part of the financial statements.	137

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Mortgage real estate investment trusts – 0.9%
Hannon Armstrong Sustainable Infrastructure
Capital, Inc.	78,300	$1,883,898
Redwood Trust, Inc.	61,200	906,984
		2,790,882
Thrifts and mortgage finance – 3.8%
Beneficial Bancorp, Inc.	110,740	1,821,673
Meridian Bancorp, Inc.	68,200	1,404,920
PCSB Financial Corp. (A)	41,703	794,442
PDL Community Bancorp (A)	42,370	643,177
Radian Group, Inc.	128,000	2,638,080
Sterling Bancorp, Inc. (A)	23,066	292,938
United Financial Bancorp, Inc.	108,700	1,917,468
WSFS Financial Corp.	36,900	1,765,665
		11,278,363
		90,733,263
Health care – 7.2%
Biotechnology – 0.3%
Puma Biotechnology, Inc. (A)	10,600	1,047,810
Health care equipment and supplies – 4.9%
Analogic Corp.	13,300	1,113,875
Atrion Corp.	5,283	3,331,460
Haemonetics Corp. (A)	30,400	1,765,632
Halyard Health, Inc. (A)	56,200	2,595,316
Quidel Corp. (A)	64,100	2,778,735
West Pharmaceutical Services, Inc.	30,200	2,979,834
		14,564,852
Health care providers and services – 2.0%
Molina Healthcare, Inc. (A)	16,000	1,226,880
Select Medical Holdings Corp. (A)	77,500	1,367,875
The Ensign Group, Inc.	55,800	1,238,760
WellCare Health Plans, Inc. (A)	10,457	2,103,007
		5,936,522
		21,549,184
Industrials – 12.9%
Aerospace and defense – 0.8%
Triumph Group, Inc.	83,600	2,273,920
Building products – 0.6%
Universal Forest Products, Inc.	49,900	1,877,238
Commercial services and supplies – 1.6%
Brady Corp., Class A	31,300	1,186,270
Matthews International Corp., Class A	14,000	739,200
McGrath RentCorp	37,950	1,782,891
MSA Safety, Inc.	14,500	1,124,040
		4,832,401
Construction and engineering – 0.7%
Aegion Corp. (A)	87,000	2,212,409
Electrical equipment – 0.3%
Thermon Group Holdings, Inc. (A)	43,000	1,017,810
Machinery – 3.7%
Blue Bird Corp. (A)(B)	43,200	859,680
CIRCOR International, Inc.	27,300	1,328,964
Colfax Corp. (A)	27,897	1,105,279
ESCO Technologies, Inc.	44,700	2,693,175
Hillenbrand, Inc.	26,010	1,162,647
RBC Bearings, Inc. (A)(B)	15,200	1,921,280
Sun Hydraulics Corp.	29,900	1,934,231
		11,005,256
Marine – 0.4%
Kirby Corp. (A)	15,600	1,042,080

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Professional services – 1.0%
FTI Consulting, Inc. (A)	34,000	$1,460,640
Navigant Consulting, Inc. (A)	78,800	1,529,508
		2,990,148
Road and rail – 2.5%
Genesee & Wyoming, Inc., Class A (A)	26,000	2,046,980
Landstar System, Inc.	42,600	4,434,660
Universal Logistics Holdings, Inc.	43,789	1,039,989
		7,521,629
Trading companies and distributors – 1.3%
Beacon Roofing Supply, Inc. (A)	43,200	2,754,432
Kaman Corp.	17,000	1,000,280
		3,754,712
		38,527,603
Information technology – 8.6%
Communications equipment – 0.6%
Harmonic, Inc. (A)	334,266	1,403,917
Lumentum Holdings, Inc. (A)	5,800	283,620
		1,687,537
Electronic equipment, instruments and components – 5.3%
Badger Meter, Inc.	32,800	1,567,840
Belden, Inc.	49,400	3,812,198
Knowles Corp. (A)	122,600	1,797,316
Littelfuse, Inc.	24,176	4,782,496
Methode Electronics, Inc.	34,000	1,363,400
SYNNEX Corp.	18,100	2,460,695
		15,783,945
Internet software and services – 0.3%
Cargurus, Inc. (A)(B)	4,818	144,444
GTT Communications, Inc. (A)	19,600	920,220
		1,064,664
IT services – 0.8%
Conduent, Inc. (A)	44,700	722,352
CSRA, Inc.	52,000	1,555,840
		2,278,192
Semiconductors and semiconductor equipment – 1.0%
Cabot Microelectronics Corp.	16,500	1,552,320
MaxLinear, Inc. (A)	28,500	752,970
Rudolph Technologies, Inc. (A)	32,000	764,800
		3,070,090
Software – 0.6%
Callidus Software, Inc. (A)	62,500	1,790,625
		25,675,053
Materials – 5.2%
Chemicals – 2.1%
American Vanguard Corp.	53,400	1,049,310
Innospec, Inc.	12,535	884,971
KMG Chemicals, Inc.	41,232	2,724,611
Minerals Technologies, Inc.	24,400	1,679,940
		6,338,832
Containers and packaging – 0.7%
Myers Industries, Inc.	110,000	2,145,000
Metals and mining – 1.7%
Carpenter Technology Corp.	46,000	2,345,540
Constellium NV, Class A (A)	70,500	786,075
New Gold, Inc. (A)	177,300	583,317
Reliance Steel & Aluminum Company	14,500	1,243,955
		4,958,887

The accompanying notes are an integral part of the financial statements.	138

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Paper and forest products – 0.7%
Clearwater Paper Corp. (A)	43,810	$1,988,974
		15,431,693
Real estate – 8.3%
Equity real estate investment trusts – 8.3%
Acadia Realty Trust	59,400	1,625,184
American Assets Trust, Inc.	18,000	688,320
American Campus Communities, Inc.	26,624	1,092,383
Cedar Realty Trust, Inc.	412,800	2,509,824
Douglas Emmett, Inc.	36,700	1,506,902
EastGroup Properties, Inc.	30,900	2,730,942
Healthcare Realty Trust, Inc.	45,500	1,461,460
JBG SMITH Properties	52,453	1,821,693
Kilroy Realty Corp.	22,500	1,679,625
Potlatch Corp.	42,200	2,105,780
PS Business Parks, Inc.	15,400	1,926,386
Retail Opportunity Investments Corp.	44,400	885,780
Saul Centers, Inc.	28,400	1,753,700
Sunstone Hotel Investors, Inc.	71,900	1,188,507
Washington Real Estate Investment Trust	54,138	1,684,775
		24,661,261
Utilities – 6.1%
Electric utilities – 2.3%
El Paso Electric Company	28,600	1,583,010
MGE Energy, Inc.	7,300	460,630
PNM Resources, Inc.	83,500	3,377,575
Portland General Electric Company	33,700	1,536,046
		6,957,261
Gas utilities – 2.6%
Atmos Energy Corp.	18,500	1,588,965
Chesapeake Utilities Corp.	36,300	2,851,365
ONE Gas, Inc.	43,600	3,194,136
		7,634,466
Multi-utilities – 0.7%
NorthWestern Corp.	37,300	2,226,810
Water utilities – 0.5%
California Water Service Group	33,600	1,523,760
		18,342,297
TOTAL COMMON STOCKS (Cost $192,642,930)		$292,905,721

WARRANTS – 0.0%
The Simply Good Foods Company (Expiration
Date: 7-7-22; Strike Price: $11.50) (A)	14,330	55,600
TOTAL WARRANTS (Cost $28,804)		$55,600

SECURITIES LENDING COLLATERAL – 2.7%
John Hancock Collateral Trust,
1.3985% (C)(D)	809,199	8,094,989
TOTAL SECURITIES LENDING COLLATERAL
(Cost $8,095,250)		$8,094,989

SHORT-TERM INVESTMENTS – 1.7%
Money market funds – 1.7%
State Street Institutional U.S. Government Money
Market Fund, Premier Class, 1.2075% (C)	500,000	500,000
T. Rowe Price Government Money Fund,
1.2496% (C)	4,514,273	4,514,273
		5,014,273
TOTAL SHORT-TERM INVESTMENTS (Cost $5,014,273)		$5,014,273
Total Investments (Small Company Value Trust)
(Cost $205,781,257) – 102.6%		$306,070,583
Other assets and liabilities, net – (2.6%)		(7,790,163)
TOTAL NET ASSETS – 100.0%		$298,280,420

Small Company Value Trust (continued)

Security Abbreviations and Legend

(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	The rate shown is the annualized seven-day yield as of 12-31-17.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Strategic Equity Allocation Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 97.1%
Consumer discretionary – 11.8%
Auto components – 0.7%
Aisin Seiki Company, Ltd.	43,258	$2,423,425
American Axle & Manufacturing
Holdings, Inc. (A)	19,328	329,156
Aptiv PLC	73,418	6,228,049
BorgWarner, Inc.	55,209	2,820,628
Bridgestone Corp.	158,406	7,331,380
Cie Generale des Etablissements Michelin	41,636	5,956,243
Continental AG	26,788	7,202,753
Cooper Tire & Rubber Company	33,242	1,175,105
Cooper-Standard Holdings, Inc. (A)	3,367	412,458
Dana, Inc.	94,168	3,014,318
Delphi Technologies PLC (A)	40,293	2,114,174
Denso Corp.	115,995	6,949,115
Dorman Products, Inc. (A)	5,339	326,426
Faurecia	18,461	1,438,759
Fox Factory Holding Corp. (A)	6,974	270,940
Gentex Corp.	128,608	2,694,338
Gentherm, Inc. (A)	7,282	231,204
GKN PLC	420,468	1,808,145
Horizon Global Corp. (A)	5,248	73,577
Koito Manufacturing Company, Ltd.	27,566	1,929,988
LCI Industries	4,782	621,660
Minth Group, Ltd.	180,000	1,082,428
Modine Manufacturing Company (A)	9,722	196,384
Motorcar Parts of America, Inc. (A)	3,932	98,261
NGK Spark Plug Company, Ltd.	38,699	937,961
NOK Corp.	22,494	523,446
Nokian Renkaat OYJ	27,999	1,270,322
Standard Motor Products, Inc.	4,298	193,023
Stanley Electric Company, Ltd.	34,267	1,386,528
Stoneridge, Inc. (A)	5,365	122,644
Sumitomo Electric Industries, Ltd.	182,543	3,077,181
Sumitomo Rubber Industries, Ltd.	45,156	836,888
Superior Industries International, Inc.	5,362	79,626
Tenneco, Inc.	10,022	586,688
The Goodyear Tire & Rubber Company	68,041	2,198,405
The Yokohama Rubber Company, Ltd.	28,754	702,354
Tower International, Inc.	3,972	121,345
Toyoda Gosei Company, Ltd.	15,803	400,950
Toyota Industries Corp.	39,853	2,554,535
Valeo SA	58,548	4,361,286
		76,082,096
Automobiles – 1.4%
Bayerische Motoren Werke AG	80,509	8,347,343
Daimler AG	234,503	19,829,675
Ferrari NV	30,056	3,149,275
Fiat Chrysler Automobiles NV (A)	261,820	4,674,349
Ford Motor Company	1,077,181	13,453,991
General Motors Company	352,970	14,468,240
Harley-Davidson, Inc. (B)	46,204	2,350,860
Honda Motor Company, Ltd.	419,073	14,301,914
Isuzu Motors, Ltd.	135,046	2,254,900
Mazda Motor Corp.	139,200	1,860,176
Mitsubishi Motors Corp.	161,337	1,160,673

The accompanying notes are an integral part of the financial statements.	139

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Automobiles (continued)
Nissan Motor Company, Ltd.	564,676	$5,621,965
Peugeot SA	143,150	2,907,551
Renault SA	46,703	4,687,955
Subaru Corp.	149,527	4,741,174
Suzuki Motor Corp.	83,443	4,829,982
Thor Industries, Inc.	22,199	3,345,833
Toyota Motor Corp.	635,800	40,519,503
Volkswagen AG	7,939	1,602,161
Winnebago Industries, Inc.	6,236	346,722
Yamaha Motor Company, Ltd.	68,513	2,244,368
		156,698,610
Distributors – 0.1%
Core-Mark Holding Company, Inc.	9,093	287,157
Genuine Parts Company	40,176	3,817,122
Jardine Cycle & Carriage, Ltd.	23,667	718,395
LKQ Corp. (A)	85,573	3,480,254
Pool Corp.	18,196	2,359,111
Weyco Group, Inc.	1,498	44,521
		10,706,560
Diversified consumer services – 0.1%
Adtalem Global Education, Inc. (A)	39,362	1,655,172
American Public Education, Inc. (A)	3,296	82,565
Ascent Capital Group, Inc., Class A (A)	2,752	31,620
Benesse Holdings, Inc.	17,555	617,652
Bridgepoint Education, Inc. (A)	4,331	35,947
Capella Education Company	2,280	176,472
Career Education Corp. (A)	13,590	164,167
Carriage Services, Inc.	3,128	80,421
Chegg, Inc. (A)	19,012	310,276
Collectors Universe, Inc.	1,747	50,034
Graham Holdings Company, Class B	2,096	1,170,302
Grand Canyon Education, Inc. (A)	9,246	827,794
H&R Block, Inc.	57,986	1,520,393
Houghton Mifflin Harcourt Company (A)	20,996	195,263
K12, Inc. (A)	7,627	121,269
Laureate Education, Inc., Class A (A)	11,082	150,272
Regis Corp. (A)	7,230	111,053
Service Corp. International	84,924	3,169,364
Sotheby’s (A)	24,414	1,259,762
Strayer Education, Inc.	2,091	187,312
Weight Watchers International, Inc. (A)	5,543	245,444
		12,162,554
Hotels, restaurants and leisure – 1.8%
Accor SA	45,341	2,334,151
Aristocrat Leisure, Ltd.	132,868	2,446,657
Belmond, Ltd., Class A (A)	17,890	219,153
Biglari Holdings, Inc. (A)	208	86,195
BJ’s Restaurants, Inc.	4,048	147,347
Bloomin’ Brands, Inc.	18,392	392,485
Bojangles’, Inc. (A)	4,026	47,507
Boyd Gaming Corp. (B)	16,402	574,890
Brinker International, Inc. (B)	30,212	1,173,434
Buffalo Wild Wings, Inc. (A)	10,094	1,578,197
Caesars Entertainment Corp. (A)	26,940	340,791
Carnival Corp.	112,499	7,466,559
Carnival PLC	45,353	2,984,023
Carrols Restaurant Group, Inc. (A)	7,144	86,800
Century Casinos, Inc. (A)	5,060	46,198
Chipotle Mexican Grill, Inc. (A)	6,762	1,954,421
Churchill Downs, Inc.	8,518	1,982,139
Chuy’s Holdings, Inc. (A)	3,448	96,716
Compass Group PLC	385,116	8,303,952
Cracker Barrel Old Country Store, Inc. (B)	14,621	2,323,131
Crown Resorts, Ltd.	91,288	925,327

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Darden Restaurants, Inc.	34,174	$3,281,387
Dave & Buster’s Entertainment, Inc. (A)	8,194	452,063
Del Frisco’s Restaurant Group, Inc. (A)	4,632	70,638
Del Taco Restaurants, Inc. (A)	6,798	82,392
Denny’s Corp. (A)	12,885	170,597
DineEquity, Inc. (B)	3,511	178,113
Domino’s Pizza Enterprises, Ltd. (B)	15,060	547,370
Domino’s Pizza, Inc.	19,811	3,743,487
Drive Shack, Inc. (A)	12,932	71,514
Dunkin’ Brands Group, Inc.	40,916	2,637,855
El Pollo Loco Holdings, Inc. (A)	4,509	44,639
Eldorado Resorts, Inc. (A)	9,239	306,273
Fiesta Restaurant Group, Inc. (A)	5,399	102,581
Flight Centre Travel Group, Ltd. (B)	13,369	460,808
Galaxy Entertainment Group, Ltd.	571,153	4,559,966
Genting Singapore PLC	1,467,121	1,432,848
Golden Entertainment, Inc. (A)	2,116	69,087
Hilton Worldwide Holdings, Inc.	55,834	4,458,903
ILG, Inc.	68,810	1,959,709
InterContinental Hotels Group PLC	44,209	2,811,904
International Speedway Corp., Class A	15,955	635,807
Jack in the Box, Inc.	19,116	1,875,471
La Quinta Holdings, Inc. (A)	16,250	299,975
Lindblad Expeditions Holdings, Inc. (A)	4,681	45,827
Marriott International, Inc., Class A	84,564	11,477,872
Marriott Vacations Worldwide Corp.	4,188	566,259
McDonald’s Corp.	220,174	37,896,349
McDonald’s Holdings Company
Japan, Ltd. (B)	16,061	705,787
Melco Resorts & Entertainment, Ltd., ADR	60,200	1,748,208
Merlin Entertainments PLC (C)	173,506	850,010
MGM China Holdings, Ltd. (B)	225,772	681,308
MGM Resorts International	140,657	4,696,537
Monarch Casino & Resort, Inc. (A)(B)	2,247	100,711
Nathan’s Famous, Inc.	600	45,300
Norwegian Cruise Line Holdings, Ltd. (A)	49,491	2,635,396
Oriental Land Company, Ltd.	53,100	4,831,015
Paddy Power Betfair PLC	19,593	2,328,756
Papa John’s International, Inc. (B)	16,748	939,730
Penn National Gaming, Inc. (A)	16,775	525,561
Pinnacle Entertainment, Inc. (A)	10,593	346,709
Planet Fitness, Inc., Class A (A)	17,100	592,173
Potbelly Corp. (A)	5,356	65,879
RCI Hospitality Holdings, Inc.	1,867	52,239
Red Lion Hotels Corp. (A)	4,196	41,331
Red Robin Gourmet Burgers, Inc. (A)	2,540	143,256
Red Rock Resorts, Inc., Class A	13,708	462,508
Royal Caribbean Cruises, Ltd.	47,303	5,642,302
Ruth’s Hospitality Group, Inc.	5,898	127,692
Sands China, Ltd.	593,082	3,052,736
Scientific Games Corp., Class A (A)	10,557	541,574
SeaWorld Entertainment, Inc. (A)(B)	13,694	185,828
Shake Shack, Inc., Class A (A)	4,498	194,314
Shangri-La Asia, Ltd.	309,964	701,943
Six Flags Entertainment Corp. (B)	35,298	2,349,788
SJM Holdings, Ltd.	487,826	435,890
Sodexo SA	22,041	2,954,783
Sonic Corp. (B)	7,829	215,141
Speedway Motorsports, Inc.	2,683	50,628
Starbucks Corp.	393,014	22,570,794
Tabcorp Holdings, Ltd.	451,506	1,958,913
Texas Roadhouse, Inc.	42,812	2,255,336
The Cheesecake Factory, Inc. (B)	27,749	1,336,947
The Habit Restaurants, Inc., Class A (A)	4,334	41,390
The Marcus Corp.	3,816	104,368

The accompanying notes are an integral part of the financial statements.	140

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
The Wendy’s Company	82,286	$1,351,136
TUI AG	107,890	2,235,188
Whitbread PLC	44,918	2,423,073
Wingstop, Inc.	5,751	224,174
Wyndham Worldwide Corp.	27,870	3,229,297
Wynn Macau, Ltd.	381,470	1,206,007
Wynn Resorts, Ltd.	22,262	3,753,151
Yum! Brands, Inc.	93,087	7,596,830
Zoe’s Kitchen, Inc. (A)	4,005	66,964
		204,348,368
Household durables – 0.8%
AV Homes, Inc. (A)	2,616	43,556
Barratt Developments PLC	246,551	2,150,779
Bassett Furniture Industries, Inc.	2,130	80,088
Beazer Homes USA, Inc. (A)	6,228	119,640
Berkeley Group Holdings PLC	31,861	1,802,245
CalAtlantic Group, Inc.	34,487	1,944,722
Casio Computer Company, Ltd.	47,748	685,158
Cavco Industries, Inc. (A)	1,672	255,147
Century Communities, Inc. (A)	3,714	115,505
CSS Industries, Inc.	2,052	57,107
D.R. Horton, Inc.	94,804	4,841,640
Electrolux AB, Series B	58,901	1,896,339
Ethan Allen Interiors, Inc.	5,049	144,401
Flexsteel Industries, Inc.	1,674	78,310
Garmin, Ltd.	30,237	1,801,218
GoPro, Inc., Class A (A)(B)	21,706	164,314
Green Brick Partners, Inc. (A)	4,839	54,681
Hamilton Beach Brands Holding Company,
Class B	853	21,914
Helen of Troy, Ltd. (A)	17,712	1,706,551
Hooker Furniture Corp.	2,359	100,140
Hovnanian Enterprises, Inc., Class A (A)	25,481	85,361
Husqvarna AB, B Shares	102,971	979,717
Iida Group Holdings Company, Ltd.	36,300	683,262
Installed Building Products, Inc. (A)	4,241	322,104
iRobot Corp. (A)(B)	5,237	401,678
KB Home	54,823	1,751,595
La-Z-Boy, Inc.	9,568	298,522
Leggett & Platt, Inc.	36,691	1,751,261
Lennar Corp., A Shares	56,457	3,570,341
LGI Homes, Inc. (A)(B)	3,373	253,076
Lifetime Brands, Inc.	2,250	37,125
M/I Homes, Inc. (A)	5,126	176,334
MDC Holdings, Inc.	8,745	278,791
Meritage Homes Corp. (A)	7,518	384,922
Mohawk Industries, Inc. (A)	17,365	4,791,004
Newell Brands, Inc.	136,289	4,211,330
Nikon Corp.	83,446	1,679,201
NVR, Inc. (A)	1,576	5,528,955
Panasonic Corp.	537,509	7,844,356
Persimmon PLC	75,568	2,791,808
PICO Holdings, Inc. (A)	5,069	64,883
PulteGroup, Inc.	74,807	2,487,333
Rinnai Corp.	7,978	721,819
SEB SA	5,503	1,018,661
Sekisui Chemical Company, Ltd.	98,044	1,962,871
Sekisui House, Ltd.	143,726	2,592,624
Sharp Corp. (A)(B)	36,400	1,245,936
Sony Corp.	307,900	13,819,424
Taylor Morrison Home Corp., Class A (A)	15,932	389,856
Taylor Wimpey PLC	801,077	2,228,764
Techtronic Industries Company, Ltd.	336,742	2,190,651
Tempur Sealy International, Inc. (A)(B)	20,862	1,307,839
The New Home Company, Inc. (A)	3,112	38,993

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Toll Brothers, Inc.	66,671	$3,201,541
TopBuild Corp. (A)	6,928	524,727
TRI Pointe Group, Inc. (A)	97,656	1,749,996
Tupperware Brands Corp.	23,052	1,445,360
Universal Electronics, Inc. (A)	2,990	141,278
Whirlpool Corp.	19,836	3,345,143
William Lyon Homes, Class A (A)	5,341	155,316
ZAGG, Inc. (A)	5,412	99,851
		96,617,064
Internet and direct marketing retail – 1.6%
1-800-Flowers.com, Inc., Class A (A)	5,901	63,141
Amazon.com, Inc. (A)	110,445	129,162,114
Duluth Holdings, Inc., Class B (A)(B)	2,230	39,806
Expedia, Inc.	33,985	4,070,383
Groupon, Inc. (A)	67,443	343,959
HSN, Inc.	6,432	259,531
Lands’ End, Inc. (A)(B)	2,803	54,799
Liberty TripAdvisor Holdings, Inc.,
Class A (A)	14,626	137,850
Netflix, Inc. (A)	119,496	22,938,452
Nutrisystem, Inc.	5,895	310,077
Overstock.com, Inc. (A)(B)	3,332	212,915
PetMed Express, Inc. (B)	3,905	177,678
Rakuten, Inc. (B)	228,005	2,084,118
Shutterfly, Inc. (A)	6,591	327,902
Start Today Company, Ltd.	45,500	1,381,065
The Priceline Group, Inc. (A)	13,468	23,403,882
TripAdvisor, Inc. (A)	29,723	1,024,255
Zalando SE (A)	27,040	1,425,759
		187,417,686
Leisure products – 0.1%
Acushnet Holdings Corp. (B)	6,390	134,701
American Outdoor Brands Corp. (A)(B)	10,712	137,542
Bandai Namco Holdings, Inc.	48,893	1,595,853
Brunswick Corp.	39,724	2,193,559
Callaway Golf Company	18,636	259,599
Clarus Corp. (A)	5,334	41,872
Hasbro, Inc.	31,640	2,875,760
Johnson Outdoors, Inc., Class A	1,042	64,698
Malibu Boats, Inc., Class A (A)	4,147	123,290
Mattel, Inc. (B)	93,095	1,431,801
MCBC Holdings, Inc. (A)	3,797	84,369
Nautilus, Inc. (A)	6,383	85,213
Polaris Industries, Inc.	26,348	3,266,889
Sankyo Company, Ltd.	10,951	344,373
Sega Sammy Holdings, Inc.	41,536	515,518
Shimano, Inc. (B)	18,181	2,555,494
Sturm Ruger & Company, Inc. (B)	3,337	186,371
Vista Outdoor, Inc. (A)	11,522	167,876
Yamaha Corp.	41,073	1,515,049
		17,579,827
Media – 2.0%
Altice NV, Class A (A)(B)	129,009	1,352,844
AMC Entertainment Holdings, Inc.,
Class A (B)	10,867	164,092
AMC Networks, Inc., Class A (A)	22,822	1,234,214
Axel Springer SE	11,850	924,066
Cable One, Inc.	2,125	1,494,619
CBS Corp., Class B	100,022	5,901,298
Central European Media Enterprises, Ltd.,
Class A (A)(B)	17,781	82,682
Charter Communications, Inc., Class A (A)	53,528	17,983,267
Cinemark Holdings, Inc.	48,012	1,671,778

The accompanying notes are an integral part of the financial statements.	141

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media (continued)
Clear Channel Outdoor Holdings, Inc.,
Class A	8,403	$38,654
Comcast Corp., Class A	1,287,846	51,578,232
Daily Journal Corp. (A)	266	61,239
Dentsu, Inc.	52,965	2,239,625
Discovery Communications, Inc.,
Series A (A)(B)	44,209	989,397
Discovery Communications, Inc., Series C (A)	55,695	1,179,063
DISH Network Corp., Class A (A)	63,207	3,018,134
Emerald Expositions Events, Inc.	3,699	75,238
Entercom Communications Corp., Class A	25,199	272,149
Entravision Communications Corp., Class A	13,581	97,104
Eros International PLC (A)(B)	5,008	48,327
Eutelsat Communications SA	42,052	973,610
Gannett Company, Inc.	22,375	259,326
Gray Television, Inc. (A)	12,750	213,563
Hakuhodo DY Holdings, Inc.	57,273	742,422
Hemisphere Media Group, Inc. (A)	3,591	41,476
I-CABLE Communications, Ltd. (A)	376,531	11,032
IMAX Corp. (A)	11,092	256,780
ITV PLC	886,500	1,978,339
JCDecaux SA	18,211	732,445
John Wiley & Sons, Inc., Class A	20,189	1,327,427
Lagardere SCA	28,882	924,921
Liberty Media Corp.-Liberty Braves,
Class A (A)	2,481	54,706
Liberty Media Corp.-Liberty Braves,
Class C (A)	6,641	147,563
Live Nation Entertainment, Inc. (A)	60,697	2,583,871
Loral Space & Communications, Inc. (A)	2,498	110,037
MDC Partners, Inc., Class A (A)	11,530	112,418
Media General, Inc. (A)(D)	23,288	3,726
Meredith Corp.	25,720	1,698,806
MSG Networks, Inc., Class A (A)	11,944	241,866
National CineMedia, Inc.	13,212	90,634
New Media Investment Group, Inc.	10,307	172,951
News Corp., Class A	104,354	1,691,578
News Corp., Class B	34,500	572,700
Nexstar Media Group, Inc., Class A	8,668	677,838
Omnicom Group, Inc.	63,342	4,613,198
Pearson PLC	201,342	1,994,495
ProSiebenSat.1 Media SE	57,005	1,956,733
Publicis Groupe SA	50,448	3,419,728
Reading International, Inc., Class A (A)	4,134	69,038
Rizzoli Corriere Della Sera Mediagroup
SpA (A)	15,091	22,084
RTL Group SA	9,245	742,156
Saga Communications, Inc., Class A	953	38,549
Schibsted ASA, B Shares	21,295	566,052
Scholastic Corp.	5,647	226,501
Scripps Networks Interactive, Inc., Class A	26,711	2,280,585
SES SA	88,946	1,386,809
Sinclair Broadcast Group, Inc., Class A	14,131	534,858
Singapore Press Holdings, Ltd.	382,232	756,191
Sky PLC (A)	249,538	3,405,515
TEGNA, Inc.	97,448	1,372,068
Telenet Group Holding NV (A)	12,898	898,560
The EW Scripps Company, Class A (A)	11,622	181,652
The Interpublic Group of Companies, Inc.	106,316	2,143,331
The New York Times Company, Class A	81,721	1,511,839
The Walt Disney Company	417,034	44,835,325
Time Warner, Inc.	214,962	19,662,574
Time, Inc.	19,890	366,971
Toho Company, Ltd.	27,108	938,341
tronc, Inc. (A)	4,279	75,268

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media (continued)
Twenty-First Century Fox, Inc., Class A	290,103	$10,017,257
Twenty-First Century Fox, Inc., Class B	122,273	4,171,955
Viacom, Inc., Class B	96,994	2,988,385
Vivendi SA	252,089	6,765,943
WideOpenWest, Inc. (A)	4,301	45,462
World Wrestling Entertainment, Inc., Class A	7,696	235,344
WPP PLC	309,365	5,588,909
		229,837,733
Multiline retail – 0.4%
Big Lots, Inc. (B)	27,595	1,549,459
Dillard’s, Inc., Class A (B)	12,303	738,795
Dollar General Corp.	71,766	6,674,956
Dollar Tree, Inc. (A)	65,269	7,004,016
Don Quijote Holdings Company, Ltd.	29,000	1,511,767
Harvey Norman Holdings, Ltd.	137,746	446,695
Isetan Mitsukoshi Holdings, Ltd.	79,828	987,858
J Front Retailing Company, Ltd.	59,700	1,121,890
J.C. Penney Company, Inc. (A)(B)	62,409	197,212
Kohl’s Corp.	46,898	2,543,279
Macy’s, Inc.	84,707	2,133,769
Marks & Spencer Group PLC	397,725	1,687,396
Marui Group Company, Ltd.	48,641	889,163
Next PLC	36,000	2,194,174
Nordstrom, Inc. (B)	32,205	1,525,873
Ollie’s Bargain Outlet Holdings, Inc. (A)	9,370	498,953
Ryohin Keikaku Company, Ltd. (B)	5,856	1,822,908
Takashimaya Company, Ltd.	74,883	787,109
Target Corp.	150,049	9,790,697
		44,105,969
Specialty retail – 1.7%
Aaron’s, Inc.	40,701	1,621,935
ABC-Mart, Inc.	8,264	473,675
Abercrombie & Fitch Company, Class A	13,576	236,630
Advance Auto Parts, Inc.	20,697	2,063,284
American Eagle Outfitters, Inc.	108,192	2,034,010
America’s Car-Mart, Inc. (A)	1,550	69,208
Asbury Automotive Group, Inc. (A)	3,670	234,880
Ascena Retail Group, Inc. (A)	35,894	84,351
At Home Group, Inc. (A)	1,070	32,517
AutoNation, Inc. (A)(B)	26,867	1,379,083
AutoZone, Inc. (A)	7,591	5,400,010
Barnes & Noble Education, Inc. (A)	8,126	66,958
Barnes & Noble, Inc.	12,438	83,335
Bed Bath & Beyond, Inc.	64,889	1,426,909
Best Buy Company, Inc.	70,229	4,808,580
Big 5 Sporting Goods Corp.	4,482	34,063
Boot Barn Holdings, Inc. (A)	2,584	42,920
Caleres, Inc.	8,316	278,420
Camping World Holdings, Inc., Class A	6,301	281,844
CarMax, Inc. (A)	50,037	3,208,873
Carvana Company (A)(B)	3,023	57,800
Chico’s FAS, Inc.	25,716	226,815
Citi Trends, Inc.	2,714	71,812
Conn’s, Inc. (A)(B)	3,700	131,535
Dick’s Sporting Goods, Inc.	37,460	1,076,600
DSW, Inc., Class A	12,955	277,367
Dufry AG (A)	8,543	1,268,124
Express, Inc. (A)	15,490	157,224
Fast Retailing Company, Ltd.	12,946	5,147,503
Five Below, Inc. (A)	10,676	708,032
Foot Locker, Inc.	34,439	1,614,500
Francesca’s Holdings Corp. (A)	7,819	57,157
GameStop Corp., Class A (B)	45,892	823,761
Genesco, Inc. (A)	3,942	128,115

The accompanying notes are an integral part of the financial statements.	142

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
GNC Holdings, Inc., Class A (A)	14,224	$52,487
Group 1 Automotive, Inc.	3,926	278,628
Guess?, Inc. (B)	11,802	199,218
Haverty Furniture Companies, Inc.	3,955	89,581
Hennes & Mauritz AB, B Shares	230,853	4,774,927
Hibbett Sports, Inc. (A)(B)	4,246	86,618
Hikari Tsushin, Inc.	5,300	760,945
Industria de Diseno Textil SA	265,682	9,238,224
Kingfisher PLC	530,705	2,423,217
Kirkland’s, Inc. (A)	3,390	40,561
L Brands, Inc.	68,192	4,106,522
Lithia Motors, Inc., Class A	4,642	527,285
Lowe’s Companies, Inc.	229,972	21,373,598
Lumber Liquidators Holdings, Inc. (A)	5,605	175,941
MarineMax, Inc. (A)	4,662	88,112
Monro, Inc. (B)	6,304	359,013
Murphy USA, Inc. (A)	14,659	1,177,997
National Vision Holdings, Inc. (A)	3,701	150,298
Nitori Holdings Company, Ltd.	19,411	2,762,659
Office Depot, Inc.	335,285	1,186,909
O’Reilly Automotive, Inc. (A)	23,482	5,648,360
Party City Holdco, Inc. (A)(B)	5,677	79,194
Pier 1 Imports, Inc.	16,573	68,612
Rent-A-Center, Inc. (B)	8,652	96,037
RH (A)	3,980	343,116
Ross Stores, Inc.	106,509	8,547,347
Sally Beauty Holdings, Inc. (A)	58,181	1,091,476
Shimamura Company, Ltd.	5,470	600,932
Shoe Carnival, Inc.	2,390	63,933
Signet Jewelers, Ltd. (B)	16,805	950,323
Sleep Number Corp. (A)	7,794	292,976
Sonic Automotive, Inc., Class A	5,126	94,575
Sportsman’s Warehouse Holdings, Inc. (A)(B)	7,790	51,492
Tailored Brands, Inc. (B)	9,850	215,026
The Buckle, Inc. (B)	5,777	137,204
The Cato Corp., Class A	4,945	78,724
The Children’s Place, Inc.	3,358	488,085
The Finish Line, Inc., Class A	8,204	119,204
The Gap, Inc.	59,565	2,028,784
The Home Depot, Inc.	322,462	61,116,223
The Michaels Companies, Inc. (A)	50,012	1,209,790
The TJX Companies, Inc.	175,726	13,436,010
Tiffany & Company	28,398	2,951,972
Tile Shop Holdings, Inc.	8,220	78,912
Tilly’s, Inc., A Shares	2,732	40,324
Tractor Supply Company	34,616	2,587,546
Ulta Beauty, Inc. (A)	16,230	3,630,002
Urban Outfitters, Inc. (A)	36,287	1,272,222
USS Company, Ltd.	53,248	1,126,021
Williams-Sonoma, Inc. (B)	35,207	1,820,202
Winmark Corp.	467	60,430
Yamada Denki Company, Ltd. (B)	152,408	839,351
Zumiez, Inc. (A)	3,797	79,073
		196,704,048
Textiles, apparel and luxury goods – 1.1%
adidas AG	45,851	9,169,725
Asics Corp.	37,772	600,378
Burberry Group PLC	104,789	2,526,447
Carter’s, Inc.	21,437	2,518,633
Cie Financiere Richemont SA	127,122	11,513,163
Columbia Sportswear Company	5,702	409,860
Crocs, Inc. (A)	14,065	177,782
Culp, Inc.	2,250	75,375
Deckers Outdoor Corp. (A)	20,673	1,659,008
Delta Apparel, Inc. (A)	1,554	31,391

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods (continued)
Fossil Group, Inc. (A)(B)	9,442	$73,364
G-III Apparel Group, Ltd. (A)	8,574	316,295
Hanesbrands, Inc. (B)	101,429	2,120,880
Hermes International	7,685	4,111,266
HUGO BOSS AG	15,365	1,303,845
Kering	18,449	8,684,440
Li & Fung, Ltd.	1,446,774	792,771
Luxottica Group SpA	41,475	2,545,225
LVMH Moet Hennessy Louis Vuitton SE	67,914	19,933,113
Michael Kors Holdings, Ltd. (A)	41,865	2,635,402
Movado Group, Inc.	3,213	103,459
NIKE, Inc., Class B	362,778	22,691,764
Oxford Industries, Inc.	3,251	244,443
Pandora A/S	26,155	2,843,009
Perry Ellis International, Inc. (A)	2,634	65,955
PVH Corp.	21,417	2,938,627
Ralph Lauren Corp.	15,419	1,598,796
Skechers U.S.A., Inc., Class A (A)	60,668	2,295,677
Steven Madden, Ltd. (A)	11,618	542,561
Superior Uniform Group, Inc.	1,767	47,197
Tapestry, Inc.	78,638	3,478,159
The Swatch Group AG	13,495	1,029,309
The Swatch Group AG, BR Shares	7,478	3,044,876
Under Armour, Inc., Class A (A)(B)	49,918	720,317
Under Armour, Inc., Class C (A)(B)	53,662	714,778
Unifi, Inc. (A)	3,111	111,592
Vera Bradley, Inc. (A)	4,453	54,238
VF Corp.	90,041	6,663,034
Wolverine World Wide, Inc.	18,531	590,768
Yue Yuen Industrial Holdings, Ltd.	175,987	690,987
		121,667,909
		1,353,928,424
Consumer staples – 8.4%
Beverages – 1.9%
Anheuser-Busch InBev SA	185,562	20,716,380
Asahi Group Holdings, Ltd.	93,981	4,663,295
Brown-Forman Corp., Class B	54,372	3,733,725
Carlsberg A/S, Class B	26,172	3,139,022
Coca-Cola Amatil, Ltd.	133,242	882,710
Coca-Cola Bottlers Japan, Inc.	29,600	1,080,064
Coca-Cola Bottling Company
Consolidated (B)	928	199,761
Coca-Cola European Partners PLC	53,258	2,122,331
Coca-Cola HBC AG (A)	44,614	1,457,007
Constellation Brands, Inc., Class A	47,526	10,863,018
Craft Brew Alliance, Inc. (A)	2,887	55,430
Davide Campari-Milano SpA	141,151	1,090,620
Diageo PLC	613,538	22,488,853
Dr. Pepper Snapple Group, Inc.	49,820	4,835,529
Heineken Holding NV	28,213	2,789,424
Heineken NV	63,095	6,577,477
Kirin Holdings Company, Ltd.	211,092	5,319,815
MGP Ingredients, Inc.	2,566	197,274
Molson Coors Brewing Company, Class B	51,367	4,215,690
Monster Beverage Corp. (A)	113,681	7,194,870
National Beverage Corp. (B)	2,305	224,599
PepsiCo, Inc.	392,686	47,090,905
Pernod Ricard SA	51,721	8,179,926
Primo Water Corp. (A)	5,195	65,301
Remy Cointreau SA	5,630	780,065
Suntory Beverage & Food, Ltd.	34,059	1,514,599
The Boston Beer Company, Inc., Class A (A)	5,567	1,063,854
The Coca-Cola Company	1,058,836	48,579,396

The accompanying notes are an integral part of the financial statements.	143

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Beverages (continued)
Treasury Wine Estates, Ltd.	180,627	$2,241,393
		213,362,333
Food and staples retailing – 1.5%
Aeon Company, Ltd. (B)	149,378	2,519,657
Carrefour SA	141,524	3,051,315
Casey’s General Stores, Inc. (B)	17,322	1,939,025
Casino Guichard Perrachon SA	13,673	829,012
Colruyt SA	14,796	769,713
Costco Wholesale Corp.	120,638	22,453,145
CVS Health Corp.	279,735	20,280,788
FamilyMart UNY Holdings Company, Ltd.	20,041	1,403,634
ICA Gruppen AB (B)	19,160	696,063
Ingles Markets, Inc., Class A	2,948	102,001
J Sainsbury PLC	400,075	1,302,775
Jeronimo Martins SGPS SA	60,692	1,178,657
Koninklijke Ahold Delhaize NV	311,821	6,854,748
Lawson, Inc. (B)	11,989	796,711
METRO AG (A)	44,268	881,761
Performance Food Group Company (A)	17,629	583,520
PriceSmart, Inc.	4,393	378,237
Seven & i Holdings Company, Ltd.	183,529	7,602,945
Smart & Final Stores, Inc. (A)	5,074	43,383
SpartanNash Company	7,396	197,325
Sprouts Farmers Market, Inc. (A)	56,061	1,365,085
Sundrug Company, Ltd.	18,292	848,499
SUPERVALU, Inc. (A)	7,712	166,579
Sysco Corp.	132,343	8,037,190
Tesco PLC	1,990,302	5,630,818
The Andersons, Inc.	5,429	169,113
The Chefs’ Warehouse, Inc. (A)	4,093	83,907
The Kroger Company	245,635	6,742,681
Tsuruha Holdings, Inc.	8,898	1,208,614
United Natural Foods, Inc. (A)	33,070	1,629,359
Village Super Market, Inc., Class A	1,860	42,650
Walgreens Boots Alliance, Inc.	239,761	17,411,444
Wal-Mart Stores, Inc.	404,139	39,908,726
Weis Markets, Inc.	1,958	81,042
Wesfarmers, Ltd.	276,212	9,550,829
Wm Morrison Supermarkets PLC	542,970	1,612,875
Woolworths Group, Ltd.	314,952	6,691,566
		175,045,392
Food products – 1.9%
Ajinomoto Company, Inc.	132,996	2,502,217
Amplify Snack Brands, Inc. (A)	6,955	83,530
Archer-Daniels-Midland Company	154,427	6,189,434
Associated British Foods PLC	86,334	3,283,704
B&G Foods, Inc. (B)	12,980	456,247
Barry Callebaut AG (A)	530	1,104,723
Bob Evans Farms, Inc.	3,841	302,748
Calavo Growers, Inc. (B)	3,147	265,607
Calbee, Inc.	19,000	617,456
Cal-Maine Foods, Inc. (A)	5,681	252,520
Campbell Soup Company (B)	52,630	2,532,029
Chocoladefabriken Lindt & Spruengli AG	252	1,538,305
Chocoladefabriken Lindt & Spruengli AG
(Swiss Stock Exchange)	25	1,809,160
Conagra Brands, Inc.	112,754	4,247,443
Danone SA	147,038	12,320,433
Darling Ingredients, Inc. (A)	32,497	589,171
Dean Foods Company	59,475	687,531
Farmer Brothers Company (A)	1,880	60,442
Flowers Foods, Inc.	83,559	1,613,524
Fresh Del Monte Produce, Inc.	6,324	301,465
Freshpet, Inc. (A)	5,112	96,872

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food products (continued)
General Mills, Inc.	156,907	$9,303,016
Golden Agri-Resources, Ltd.	1,780,261	491,478
Hormel Foods Corp.	74,979	2,728,486
Hostess Brands, Inc. (A)	15,952	236,249
Ingredion, Inc.	32,555	4,551,189
J&J Snack Foods Corp.	2,966	450,328
John B. Sanfilippo & Son, Inc.	1,753	110,877
Kellogg Company	69,128	4,699,321
Kerry Group PLC, Class A	37,255	4,172,410
Kerry Group PLC, Class A	1,204	135,401
Kikkoman Corp.	35,646	1,441,511
Lamb Weston Holdings, Inc.	66,215	3,737,837
Lancaster Colony Corp.	12,526	1,618,484
Landec Corp. (A)	5,760	72,576
Limoneira Company	2,616	58,598
Marine Harvest ASA (A)	102,010	1,725,058
McCormick & Company, Inc.	33,004	3,363,438
MEIJI Holdings Company, Ltd.	29,900	2,544,748
Mondelez International, Inc., Class A	412,651	17,661,463
Nestle SA	758,111	65,179,537
NH Foods, Ltd.	43,882	1,068,932
Nisshin Seifun Group, Inc.	48,300	974,866
Nissin Foods Holdings Company, Ltd.	14,075	1,026,187
Orkla ASA	199,564	2,114,796
Post Holdings, Inc. (A)	29,952	2,373,097
Sanderson Farms, Inc. (B)	13,011	1,805,667
Seneca Foods Corp., Class A (A)	1,558	47,909
Snyder’s-Lance, Inc.	55,864	2,797,669
The Hain Celestial Group, Inc. (A)	47,018	1,993,093
The Hershey Company	38,761	4,399,761
The J.M. Smucker Company	31,588	3,924,493
The Kraft Heinz Company	164,840	12,817,958
Tootsie Roll Industries, Inc. (B)	12,076	439,566
Toyo Suisan Kaisha, Ltd.	21,650	924,257
TreeHouse Foods, Inc. (A)	25,918	1,281,904
Tyson Foods, Inc., Class A	82,162	6,660,873
WH Group, Ltd. (C)	2,139,500	2,411,285
Wilmar International, Ltd.	397,503	916,035
Yakult Honsha Company, Ltd.	21,503	1,622,514
Yamazaki Baking Company, Ltd.	32,490	632,628
		215,370,056
Household products – 1.2%
Central Garden & Pet Company (A)	2,960	115,203
Central Garden & Pet Company, Class A (A)	6,065	228,711
Church & Dwight Company, Inc.	69,416	3,482,601
Colgate-Palmolive Company	242,420	18,290,589
Energizer Holdings, Inc. (B)	27,515	1,320,170
Essity AB, Class B (A)	147,112	4,180,614
Henkel AG & Company KGaA	25,477	3,050,794
HRG Group, Inc. (A)	23,650	400,868
Kimberly-Clark Corp.	97,094	11,715,362
Lion Corp.	54,100	1,022,597
Oil-Dri Corp. of America	1,153	47,850
Reckitt Benckiser Group PLC	162,810	15,189,120
The Clorox Company	35,478	5,276,998
The Procter & Gamble Company	703,600	64,646,768
Unicharm Corp.	98,800	2,565,548
WD-40 Company	2,758	325,444
		131,859,237
Personal products – 0.7%
Avon Products, Inc. (A)	199,319	428,536
Beiersdorf AG	24,682	2,893,545
Coty, Inc., Class A	131,129	2,608,156
Edgewell Personal Care Company (A)	25,376	1,507,081

The accompanying notes are an integral part of the financial statements.	144

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Personal products (continued)
elf Beauty, Inc. (A)	4,376	$97,629
Inter Parfums, Inc.	3,473	150,902
Kao Corp.	120,575	8,147,200
Kose Corp.	7,300	1,137,537
L’Oreal SA	61,402	13,605,491
Medifast, Inc.	2,077	144,995
Nu Skin Enterprises, Inc., Class A	22,420	1,529,717
Pola Orbis Holdings, Inc.	22,572	790,940
Revlon, Inc., Class A (A)(B)	2,610	56,898
Shiseido Company, Ltd.	92,360	4,450,374
The Estee Lauder Companies, Inc., Class A	61,776	7,860,378
Unilever NV	396,819	22,342,069
Unilever PLC	307,600	17,061,385
USANA Health Sciences, Inc. (A)	2,277	168,612
		84,981,445
Tobacco – 1.2%
Altria Group, Inc.	526,916	37,627,072
British American Tobacco PLC	558,646	37,763,802
Imperial Brands PLC	233,475	9,958,792
Japan Tobacco, Inc.	267,966	8,629,335
Philip Morris International, Inc.	428,870	45,310,116
Swedish Match AB	44,520	1,753,717
Universal Corp.	4,940	259,350
Vector Group, Ltd.	19,404	434,262
		141,736,446
		962,354,909
Energy – 5.5%
Energy equipment and services – 0.7%
Archrock, Inc.	14,296	150,108
Baker Hughes, a GE Company	119,058	3,766,995
Basic Energy Services, Inc. (A)	3,562	83,600
Bristow Group, Inc. (B)	6,859	92,391
C&J Energy Services, Inc. (A)	9,201	307,957
CARBO Ceramics, Inc. (A)	5,197	52,905
Core Laboratories NV (B)	19,982	2,189,028
Diamond Offshore Drilling, Inc. (A)(B)	41,995	780,687
Dril-Quip, Inc. (A)	24,623	1,174,517
Ensco PLC, Class A (B)	282,624	1,670,308
Era Group, Inc. (A)	4,778	51,364
Exterran Corp. (A)	6,395	201,059
Fairmount Santrol Holdings, Inc. (A)	30,980	162,025
Forum Energy Technologies, Inc. (A)	16,193	251,801
Frank’s International NV	11,271	74,952
Geospace Technologies Corp. (A)	3,299	42,788
Gulf Island Fabrication, Inc.	3,347	44,933
Halliburton Company	241,414	11,797,902
Helix Energy Solutions Group, Inc. (A)	28,481	214,747
Helmerich & Payne, Inc.	30,021	1,940,557
Independence Contract Drilling, Inc. (A)	9,049	36,015
John Wood Group PLC	165,431	1,447,459
Keane Group, Inc. (A)(B)	8,037	152,783
Mammoth Energy Services, Inc. (A)	1,811	35,550
Matrix Service Company (A)	5,386	95,871
McDermott International, Inc. (A)	55,977	368,329
Nabors Industries, Ltd.	143,870	982,632
National Oilwell Varco, Inc.	103,823	3,739,704
Natural Gas Services Group, Inc. (A)	2,756	72,207
Newpark Resources, Inc. (A)	16,992	146,131
Noble Corp. PLC (A)	49,142	222,122
Nordic American Offshore, Ltd.	889	1,066
Oceaneering International, Inc.	44,516	941,068
Oil States International, Inc. (A)	10,185	288,236
Parker Drilling Company (A)	33,782	33,782
Patterson-UTI Energy, Inc.	100,767	2,318,649

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
PHI, Inc. (A)	3,099	$35,855
Pioneer Energy Services Corp. (A)	17,481	53,317
ProPetro Holding Corp. (A)	11,346	228,735
RigNet, Inc. (A)	3,036	45,388
Rowan Companies PLC, Class A (A)	74,711	1,169,974
Schlumberger, Ltd.	382,407	25,770,408
SEACOR Holdings, Inc. (A)	3,316	153,266
SEACOR Marine Holdings, Inc. (A)	3,555	41,594
Select Energy Services, Inc., Class A (A)	5,304	96,745
Smart Sand, Inc. (A)(B)	4,836	41,880
Solaris Oilfield Infrastructure, Inc.,
Class A (A)	3,713	79,495
Superior Energy Services, Inc. (A)	100,046	963,443
TechnipFMC PLC	121,962	3,818,630
Tenaris SA (B)	115,500	1,833,212
TETRA Technologies, Inc. (A)	23,440	100,089
Transocean, Ltd. (A)	177,205	1,892,549
U.S. Silica Holdings, Inc. (B)	16,204	527,602
Unit Corp. (A)	10,370	228,140
		73,012,550
Oil, gas and consumable fuels – 4.8%
Abraxas Petroleum Corp. (A)	32,718	80,486
Anadarko Petroleum Corp.	151,038	8,101,678
Andeavor	39,581	4,525,692
Apache Corp.	104,380	4,406,924
Arch Coal, Inc., Class A	3,735	347,953
Ardmore Shipping Corp. (A)	6,403	51,224
Bill Barrett Corp. (A)	15,845	81,285
Bonanza Creek Energy, Inc. (A)	4,123	113,754
BP PLC	4,810,557	33,747,448
Cabot Oil & Gas Corp.	128,347	3,670,724
California Resources Corp. (A)(B)	8,637	167,903
Callon Petroleum Company (A)	131,621	1,599,195
Caltex Australia, Ltd.	63,837	1,691,120
Carrizo Oil & Gas, Inc. (A)	15,474	329,287
Chesapeake Energy Corp. (A)(B)	249,245	987,010
Chevron Corp.	524,464	65,657,648
Cimarex Energy Company	26,521	3,235,827
Clean Energy Fuels Corp. (A)	32,012	64,984
Cloud Peak Energy, Inc. (A)	15,668	69,723
CNX Resources Corp. (A)	93,813	1,372,484
Concho Resources, Inc. (A)	40,921	6,147,153
ConocoPhillips	330,010	18,114,249
CVR Energy, Inc.	3,137	116,822
Delek US Holdings, Inc.	15,409	538,390
Denbury Resources, Inc. (A)	81,461	180,029
Devon Energy Corp.	144,590	5,986,026
DHT Holdings, Inc.	17,811	63,941
Dorian LPG, Ltd. (A)	5,029	41,342
Earthstone Energy, Inc., Class A (A)	5,354	56,913
Eclipse Resources Corp. (A)	19,757	47,417
Enagas SA	55,577	1,589,470
Energen Corp. (A)	44,030	2,534,807
Eni SpA	619,434	10,250,354
EOG Resources, Inc.	159,607	17,223,191
EQT Corp.	67,819	3,860,257
Evolution Petroleum Corp.	6,259	42,874
Exxon Mobil Corp.	1,170,070	97,864,655
Frontline, Ltd.	15,731	72,205
Galp Energia SGPS SA	122,609	2,252,663
GasLog, Ltd.	8,101	180,247
Gastar Exploration, Inc. (A)(B)	37,912	39,808
Gener8 Maritime, Inc. (A)(B)	11,043	73,105
Golar LNG, Ltd. (B)	19,004	566,509
Green Plains, Inc.	7,806	131,531

The accompanying notes are an integral part of the financial statements.	145

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Gulfport Energy Corp. (A)	74,642	$952,432
Halcon Resources Corp. (A)(B)	25,952	196,457
Hess Corp.	75,124	3,566,136
HollyFrontier Corp.	80,307	4,113,325
Idemitsu Kosan Company, Ltd.	32,700	1,309,823
Inpex Corp.	229,741	2,859,361
International Seaways, Inc. (A)	5,947	109,782
Jagged Peak Energy, Inc. (A)(B)	11,645	183,758
JXTG Holdings, Inc.	749,011	4,813,374
Kinder Morgan, Inc.	530,329	9,583,045
Koninklijke Vopak NV	16,912	740,817
Lilis Energy, Inc. (A)	9,071	46,353
Lundin Petroleum AB (A)	45,370	1,038,574
Marathon Oil Corp.	236,358	4,001,541
Marathon Petroleum Corp.	134,903	8,900,900
Matador Resources Company (A)	62,936	1,959,198
Midstates Petroleum Company, Inc. (A)	2,354	39,029
Murphy Oil Corp. (B)	73,485	2,281,709
NACCO Industries, Inc., Class A	853	32,115
Neste OYJ	31,421	2,011,290
Newfield Exploration Company (A)	55,455	1,748,496
Noble Energy, Inc.	135,314	3,943,050
Nordic American Tankers, Ltd.	22,562	55,503
Oasis Petroleum, Inc. (A)	53,219	447,572
Occidental Petroleum Corp.	211,326	15,566,273
Oil Search, Ltd.	335,806	2,033,174
OMV AG	36,098	2,284,063
ONEOK, Inc.	105,697	5,649,505
Origin Energy, Ltd. (A)	429,655	3,147,307
Pacific Ethanol, Inc. (A)	9,742	44,326
Panhandle Oil and Gas, Inc., Class A	3,329	68,411
Par Pacific Holdings, Inc. (A)	6,179	119,131
PBF Energy, Inc., Class A	49,847	1,767,076
PDC Energy, Inc. (A)	13,138	677,133
Peabody Energy Corp. (A)	13,186	519,133
Penn Virginia Corp. (A)	2,881	112,676
Phillips 66	118,692	12,005,696
Pioneer Natural Resources Company	46,914	8,109,085
QEP Resources, Inc. (A)	109,143	1,044,499
Range Resources Corp.	62,765	1,070,771
Renewable Energy Group, Inc. (A)	7,896	93,173
Repsol SA	297,434	5,251,622
Resolute Energy Corp. (A)	4,332	136,328
REX American Resources Corp. (A)	1,152	95,374
Ring Energy, Inc. (A)	10,092	140,279
Royal Dutch Shell PLC, A Shares	1,098,591	36,674,470
Royal Dutch Shell PLC, B Shares	912,236	30,718,658
Sanchez Energy Corp. (A)	14,956	79,416
SandRidge Energy, Inc. (A)	6,913	145,657
Santos, Ltd. (A)	459,038	1,943,002
Scorpio Tankers, Inc.	47,977	146,330
SemGroup Corp., Class A	13,262	400,512
Ship Finance International, Ltd.	11,392	176,576
Showa Shell Sekiyu KK	46,694	631,859
SilverBow Resources, Inc. (A)	1,530	45,472
SM Energy Company	46,520	1,027,162
Snam SpA	549,739	2,692,336
Southwestern Energy Company (A)	232,129	1,295,280
SRC Energy, Inc. (A)	46,851	399,639
Statoil ASA	279,974	5,993,804
Stone Energy Corp. (A)	3,995	128,479
Teekay Corp. (B)	10,849	101,113
Teekay Tankers, Ltd., Class A (B)	44,426	62,194
Tellurian, Inc. (A)(B)	11,602	113,003
The Williams Companies, Inc.	227,736	6,943,671

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
TOTAL SA (B)	578,622	$31,939,865
Ultra Petroleum Corp. (A)	38,910	352,525
Uranium Energy Corp. (A)(B)	29,179	51,647
Valero Energy Corp.	120,859	11,108,151
W&T Offshore, Inc. (A)	20,136	66,650
WildHorse Resource Development
Corp. (A)(B)	9,729	179,111
Woodside Petroleum, Ltd.	204,951	5,272,976
World Fuel Services Corp.	30,631	861,956
WPX Energy, Inc. (A)	180,228	2,535,808
		555,232,304
		628,244,854
Financials – 16.7%
Banks – 8.5%
1st Source Corp.	2,944	145,581
ABN AMRO Group NV (C)	103,636	3,341,314
Access National Corp. (B)	3,202	89,144
ACNB Corp.	1,526	45,093
AIB Group PLC	198,297	1,306,036
Allegiance Bancshares, Inc. (A)	2,437	91,753
American National Bankshares, Inc.	1,856	71,085
Ameris Bancorp	7,219	347,956
Aozora Bank, Ltd.	29,027	1,126,314
Arrow Financial Corp.	2,484	84,332
Associated Banc-Corp	68,478	1,739,341
Atlantic Capital Bancshares, Inc. (A)	4,582	80,643
Australia & New Zealand Banking
Group, Ltd.	715,566	15,963,592
Banc of California, Inc. (B)	8,441	174,307
BancFirst Corp.	3,262	166,851
Banco Bilbao Vizcaya Argentaria SA	1,624,560	13,805,844
Banco de Sabadell SA	1,306,237	2,589,543
Banco Espirito Santo SA (A)	625,609	250
Banco Latinoamericano de Comercio
Exterior SA	5,807	156,208
Banco Santander SA	3,935,187	25,799,995
BancorpSouth Bank	54,631	1,718,145
Bank Hapoalim BM	261,905	1,923,369
Bank Leumi Le-Israel BM	355,285	2,138,532
Bank of America Corp.	2,678,693	79,075,017
Bank of Commerce Holdings	4,197	48,266
Bank of Hawaii Corp.	19,243	1,649,125
Bank of Ireland Group PLC (A)	224,519	1,913,082
Bank of Marin Bancorp	1,454	98,872
Bank of Queensland, Ltd.	93,487	924,703
Bank of the Ozarks	55,009	2,665,186
Bankia SA	243,913	1,164,184
Bankinter SA	165,118	1,561,967
Bankwell Financial Group, Inc.	1,407	48,316
Banner Corp.	6,511	358,886
Bar Harbor Bankshares	3,212	86,756
Barclays PLC	4,149,439	11,358,550
BB&T Corp.	217,874	10,832,695
BCB Bancorp, Inc.	3,114	45,153
Bendigo & Adelaide Bank, Ltd.	116,349	1,055,808
Berkshire Hills Bancorp, Inc.	7,854	287,456
Blue Hills Bancorp, Inc.	4,689	94,249
BNP Paribas SA	273,728	20,362,234
BOC Hong Kong Holdings, Ltd.	898,741	4,542,033
Boston Private Financial Holdings, Inc.	16,470	254,462
Bridge Bancorp, Inc.	3,878	135,730
Brookline Bancorp, Inc.	14,832	232,862
Bryn Mawr Bank Corp.	3,720	164,424
Byline Bancorp, Inc. (A)	1,544	35,466

The accompanying notes are an integral part of the financial statements.	146

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
C&F Financial Corp.	776	$45,008
Cadence BanCorp (A)	3,939	106,826
CaixaBank SA	870,936	4,048,822
Camden National Corp.	3,103	130,729
Capital City Bank Group, Inc.	2,686	61,617
Capstar Financial Holdings, Inc. (A)	2,428	50,430
Carolina Financial Corp.	3,614	134,260
Cathay General Bancorp	49,266	2,077,547
CenterState Bank Corp.	10,406	267,746
Central Pacific Financial Corp.	5,805	173,163
Central Valley Community Bancorp	2,549	51,439
Century Bancorp, Inc., Class A	701	54,853
Chemical Financial Corp.	46,171	2,468,763
Chemung Financial Corp.	918	44,156
Citigroup, Inc.	730,113	54,327,708
Citizens & Northern Corp.	3,077	73,848
Citizens Financial Group, Inc.	135,829	5,702,101
City Holding Company	2,909	196,270
Civista Bancshares, Inc.	2,673	58,806
CNB Financial Corp.	3,180	83,443
CoBiz Financial, Inc.	7,688	153,683
Codorus Valley Bancorp, Inc.	2,010	55,335
Columbia Banking System, Inc.	14,184	616,153
Comerica, Inc.	48,035	4,169,918
Commerce Bancshares, Inc.	42,541	2,375,462
Commerzbank AG (A)	258,147	3,850,849
Commonwealth Bank of Australia	421,930	26,332,014
Community Bank System, Inc.	9,605	516,269
Community Bankers Trust Corp. (A)	5,579	45,469
Community Trust Bancorp, Inc.	2,981	140,405
Concordia Financial Group, Ltd.	299,646	1,802,210
ConnectOne Bancorp, Inc.	6,056	155,942
Credit Agricole SA	276,646	4,567,989
Cullen/Frost Bankers, Inc.	26,038	2,464,497
Customers Bancorp, Inc. (A)	5,611	145,830
CVB Financial Corp.	20,453	481,873
Danske Bank A/S	182,450	7,101,317
DBS Group Holdings, Ltd.	436,883	8,080,711
DNB ASA	237,371	4,394,070
Eagle Bancorp, Inc. (A)	6,172	357,359
East West Bancorp, Inc.	65,478	3,983,027
Enterprise Financial Services Corp.	4,240	191,436
Equity Bancshares, Inc., Class A (A)	2,271	80,416
Erste Group Bank AG (A)	72,867	3,157,731
Farmers & Merchants Bancorp, Inc.	1,875	76,500
Farmers Capital Bank Corp.	1,541	59,329
Farmers National Banc Corp.	5,419	79,930
FB Financial Corp. (A)	2,453	103,001
FCB Financial Holdings, Inc., Class A (A)	7,113	361,340
Fidelity Southern Corp.	4,623	100,781
Fifth Third Bancorp	194,988	5,915,936
Financial Institutions, Inc.	3,036	94,420
First Bancorp (NC)	5,513	194,664
First BanCorp (PR) (A)	38,330	195,483
First Bancorp, Inc.	2,393	65,161
First Busey Corp.	7,800	233,532
First Business Financial Services, Inc.	2,196	48,576
First Citizens BancShares, Inc., Class A	1,430	576,290
First Commonwealth Financial Corp.	18,730	268,214
First Community Bancshares, Inc.	3,378	97,050
First Connecticut Bancorp, Inc.	3,245	84,857
First Financial Bancorp	12,290	323,842
First Financial Bankshares, Inc. (B)	12,548	565,287
First Financial Corp.	2,300	104,305
First Financial Northwest, Inc.	2,344	36,355

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
First Foundation, Inc. (A)	5,941	$110,146
First Guaranty Bancshares, Inc.	1,460	36,493
First Horizon National Corp. (B)	159,199	3,182,393
First Internet Bancorp	1,714	65,389
First Interstate BancSystem, Inc., Class A	5,247	210,142
First Merchants Corp.	7,954	334,545
First Mid-Illinois Bancshares, Inc.	2,104	81,088
First Midwest Bancorp, Inc.	20,169	484,258
First NBC Bank Holding Company (A)	4,227	42
First Northwest Bancorp (A)	2,745	44,744
Flushing Financial Corp.	5,627	154,743
FNB Bancorp	1,306	47,656
FNB Corp.	146,422	2,023,552
Franklin Financial Network, Inc. (A)	2,487	84,807
Fukuoka Financial Group, Inc.	189,101	1,058,153
Fulton Financial Corp.	112,770	2,018,583
German American Bancorp, Inc.	4,261	150,541
Glacier Bancorp, Inc.	15,410	607,000
Great Southern Bancorp, Inc.	2,208	114,043
Great Western Bancorp, Inc.	11,619	462,436
Green Bancorp, Inc. (A)	4,277	86,823
Guaranty Bancorp	4,819	133,245
Hancock Holding Company	54,984	2,721,708
Hang Seng Bank, Ltd.	185,890	4,611,729
Hanmi Financial Corp.	6,214	188,595
HarborOne Bancorp, Inc. (A)	2,924	56,024
Heartland Financial USA, Inc.	4,627	248,239
Heritage Commerce Corp.	7,421	113,690
Heritage Financial Corp.	5,741	176,823
Hilltop Holdings, Inc.	14,569	369,033
Home BancShares, Inc.	102,756	2,389,077
HomeTrust Bancshares, Inc. (A)	3,589	92,417
Hope Bancorp, Inc.	25,864	472,018
Horizon Bancorp	4,673	129,909
Howard Bancorp, Inc. (A)	2,281	50,182
HSBC Holdings PLC	4,896,302	50,569,339
Huntington Bancshares, Inc.	298,676	4,348,723
IBERIABANK Corp.	9,934	769,885
Independent Bank Corp. (MA)	5,357	374,186
Independent Bank Corp. (MI)	4,270	95,435
Independent Bank Group, Inc.	3,532	238,763
ING Groep NV	946,594	17,376,366
International Bancshares Corp.	35,370	1,404,189
Intesa Sanpaolo SpA	3,282,906	10,892,208
Intesa Sanpaolo SpA	228,528	728,568
Investar Holding Corp.	2,216	53,406
Investors Bancorp, Inc.	49,601	688,462
Japan Post Bank Company, Ltd.	98,600	1,280,590
JPMorgan Chase & Co.	958,145	102,464,026
KBC Group NV	60,983	5,196,566
KeyCorp	296,903	5,988,534
Kyushu Financial Group, Inc.	83,200	501,471
Lakeland Bancorp, Inc.	8,872	170,786
Lakeland Financial Corp.	4,594	222,763
LCNB Corp.	2,295	46,933
LegacyTexas Financial Group, Inc.	9,447	398,758
Live Oak Bancshares, Inc.	4,611	109,972
Lloyds Banking Group PLC	17,527,136	16,072,067
M&T Bank Corp.	41,567	7,107,541
Macatawa Bank Corp.	6,126	61,260
MainSource Financial Group, Inc.	4,841	175,777
MB Financial, Inc.	53,883	2,398,871
MBT Financial Corp.	4,253	45,082
Mebuki Financial Group, Inc.	239,500	1,011,780
Mediobanca SpA	139,083	1,575,911

The accompanying notes are an integral part of the financial statements.	147

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Mercantile Bank Corp.	3,320	$117,428
Metropolitan Bank Holding Corp. (A)	928	39,069
Midland States Bancorp, Inc.	3,248	105,495
MidSouth Bancorp, Inc.	3,479	46,097
MidWestOne Financial Group, Inc.	2,431	81,511
Mitsubishi UFJ Financial Group, Inc.	2,904,368	21,137,874
Mizrahi Tefahot Bank, Ltd.	33,693	620,629
Mizuho Financial Group, Inc.	5,876,400	10,625,051
MutualFirst Financial, Inc.	1,271	48,997
National Australia Bank, Ltd.	654,948	15,040,997
National Bank Holdings Corp., Class A	4,822	156,377
National Commerce Corp. (A)	2,470	99,418
NBT Bancorp, Inc.	8,538	314,198
Nicolet Bankshares, Inc. (A)	1,788	97,875
Nordea Bank AB	740,311	8,963,659
Northeast Bancorp	1,780	41,207
Northrim BanCorp, Inc.	1,681	56,902
Norwood Financial Corp.	1,558	51,414
OFG Bancorp (B)	9,268	87,119
Ohio Valley Banc Corp.	1,126	45,490
Old Line Bancshares, Inc.	1,958	57,644
Old National Bancorp	26,441	461,395
Old Second Bancorp, Inc.	6,086	83,074
Opus Bank (A)	4,080	111,384
Orrstown Financial Services, Inc.	1,925	48,606
Oversea-Chinese Banking Corp., Ltd.	766,324	7,079,475
Pacific Mercantile Bancorp (A)	4,337	37,949
Pacific Premier Bancorp, Inc. (A)	7,687	307,480
PacWest Bancorp	58,408	2,943,763
Paragon Commercial Corp. (A)	1,017	54,115
Park National Corp.	2,599	270,296
Peapack Gladstone Financial Corp.	3,579	125,337
Penns Woods Bancorp, Inc.	1,253	58,365
Peoples Bancorp of North Carolina, Inc.	1,266	38,857
Peoples Bancorp, Inc.	3,432	111,952
Peoples Financial Services Corp.	1,558	72,572
People’s United Financial, Inc.	96,726	1,808,776
People’s Utah Bancorp	2,829	85,719
Pinnacle Financial Partners, Inc.	33,415	2,215,415
Preferred Bank	2,567	150,888
Premier Financial Bancorp, Inc.	2,210	44,377
Prosperity Bancshares, Inc.	31,478	2,205,663
QCR Holdings, Inc.	2,441	104,597
Raiffeisen Bank International AG (A)	35,744	1,293,429
Regions Financial Corp.	320,355	5,535,734
Renasant Corp.	8,943	365,679
Republic Bancorp, Inc., Class A	1,919	72,960
Republic First Bancorp, Inc. (A)(B)	10,408	87,948
Resona Holdings, Inc.	540,746	3,222,181
Royal Bank of Scotland Group PLC (A)	872,480	3,271,616
S&T Bancorp, Inc.	6,649	264,697
Sandy Spring Bancorp, Inc.	4,564	178,087
Seacoast Banking Corp. of Florida (A)	8,383	211,335
ServisFirst Bancshares, Inc.	9,212	382,298
Seven Bank, Ltd.	139,440	476,212
Shinsei Bank, Ltd.	40,166	692,170
Shore Bancshares, Inc.	3,169	52,922
Sierra Bancorp	2,875	76,360
Signature Bank (A)	24,318	3,337,889
Simmons First National Corp., Class A	8,186	467,421
Skandinaviska Enskilda Banken AB, Series A	369,022	4,333,199
SmartFinancial, Inc. (A)	1,783	38,691
Societe Generale SA	186,928	9,637,162
South State Corp.	7,044	613,885
Southern First Bancshares, Inc. (A)	1,583	65,299

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Southern National Bancorp of Virginia, Inc.	4,840	$77,585
Southside Bancshares, Inc.	5,432	182,950
Standard Chartered PLC (A)	801,747	8,419,611
State Bank Financial Corp.	7,307	218,041
Sterling Bancorp	143,403	3,527,714
Stock Yards Bancorp, Inc.	4,418	166,559
Sumitomo Mitsui Financial Group, Inc.	327,358	14,110,601
Sumitomo Mitsui Trust Holdings, Inc.	81,283	3,216,041
Summit Financial Group, Inc.	2,530	66,590
Sun Bancorp, Inc.	2,410	58,563
Sunshine Bancorp, Inc. (A)	1,761	40,397
SunTrust Banks, Inc.	131,477	8,492,099
Suruga Bank, Ltd.	42,003	898,124
SVB Financial Group (A)	23,892	5,585,233
Svenska Handelsbanken AB, A Shares	371,376	5,075,237
Swedbank AB, A Shares	220,282	5,314,256
Synovus Financial Corp.	54,164	2,596,622
TCF Financial Corp.	77,885	1,596,643
Texas Capital Bancshares, Inc. (A)	32,299	2,871,381
The Bancorp, Inc. (A)	10,286	101,626
The Bank of East Asia, Ltd.	296,599	1,282,705
The Bank of Kyoto, Ltd.	14,914	774,526
The Bank of NT Butterfield & Son, Ltd.	10,172	369,142
The Chiba Bank, Ltd.	169,764	1,407,811
The Community Financial Corp.	1,121	42,934
The First Bancshares, Inc.	2,272	77,702
The First of Long Island Corp.	4,883	139,166
The Hachijuni Bank, Ltd.	99,138	566,506
The PNC Financial Services Group, Inc.	131,392	18,958,552
The Shizuoka Bank, Ltd.	124,908	1,285,787
Tompkins Financial Corp.	2,816	229,082
Towne Bank	11,003	338,342
TriCo Bancshares	3,987	150,948
TriState Capital Holdings, Inc. (A)	4,556	104,788
Triumph Bancorp, Inc. (A)	3,521	110,912
Trustmark Corp.	43,971	1,400,916
U.S. Bancorp	435,403	23,328,893
UMB Financial Corp.	28,735	2,066,621
Umpqua Holdings Corp.	143,281	2,980,245
UniCredit SpA (A)	487,938	9,102,106
Union Bankshares Corp.	8,599	311,026
United Bankshares, Inc.	67,321	2,339,405
United Community Banks, Inc.	14,460	406,904
United Overseas Bank, Ltd.	325,739	6,421,298
United Security Bancshares	3,567	39,237
Univest Corp. of Pennsylvania	5,357	150,264
Valley National Bancorp	170,265	1,910,373
Veritex Holdings, Inc. (A)	3,335	92,013
Washington Trust Bancorp, Inc.	2,957	157,460
WashingtonFirst Bankshares, Inc.	2,213	75,817
Webster Financial Corp.	41,710	2,342,434
Wells Fargo & Company	1,223,824	74,249,402
WesBanco, Inc.	8,341	339,062
West Bancorporation, Inc.	3,563	89,609
Westamerica Bancorporation (B)	5,123	305,075
Westpac Banking Corp.	826,907	20,113,292
Wintrust Financial Corp.	36,150	2,977,676
Xenith Bankshares, Inc. (A)	1,075	36,367
Yamaguchi Financial Group, Inc.	48,554	575,431
Zions Bancorporation	54,951	2,793,159
		976,332,088
Capital markets – 2.8%
3i Group PLC	235,481	2,899,034
Affiliated Managers Group, Inc.	15,211	3,122,058
Ameriprise Financial, Inc.	40,855	6,923,697

The accompanying notes are an integral part of the financial statements.	148

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Amundi SA (C)	14,699	$1,244,928
Arlington Asset Investment Corp., Class A	5,725	67,441
Artisan Partners Asset Management, Inc.,
Class A	8,948	353,446
Associated Capital Group, Inc., Class A	1,121	38,226
ASX, Ltd.	47,376	2,022,347
B. Riley Financial, Inc.	4,317	78,138
BlackRock, Inc.	34,095	17,514,942
Cboe Global Markets, Inc.	31,383	3,910,008
CME Group, Inc.	93,991	13,727,386
Cohen & Steers, Inc.	4,263	201,597
Cowen, Inc. (A)(B)	5,361	73,178
Credit Suisse Group AG (A)	591,410	10,548,217
Daiwa Securities Group, Inc.	395,508	2,474,501
Deutsche Bank AG	503,345	9,520,252
Deutsche Boerse AG	46,941	5,433,205
Diamond Hill Investment Group, Inc.	633	130,816
Donnelley Financial Solutions, Inc. (A)	6,834	133,195
E*TRADE Financial Corp. (A)	74,763	3,706,002
Eaton Vance Corp.	53,489	3,016,245
Evercore, Inc., Class A	7,580	682,200
FactSet Research Systems, Inc.	17,717	3,415,129
Federated Investors, Inc., Class B	42,963	1,550,105
Financial Engines, Inc.	11,715	354,965
Franklin Resources, Inc.	90,136	3,905,593
GAIN Capital Holdings, Inc. (B)	7,374	73,740
Greenhill & Company, Inc. (B)	4,965	96,818
Hamilton Lane, Inc. Class A	2,932	103,763
Hargreaves Lansdown PLC	63,918	1,552,298
Hong Kong Exchanges & Clearing, Ltd.	284,771	8,710,652
Houlihan Lokey, Inc.	5,105	231,920
Interactive Brokers Group, Inc., Class A	32,538	1,926,575
Intercontinental Exchange, Inc.	161,571	11,400,450
INTL. FCStone, Inc. (A)	3,061	130,184
Invesco, Ltd.	113,223	4,137,168
Investec PLC	164,342	1,183,303
Investment Technology Group, Inc.	6,630	127,628
Janus Henderson Group PLC	81,709	3,126,186
Japan Exchange Group, Inc.	127,800	2,217,350
Julius Baer Group, Ltd. (A)	54,192	3,313,953
Kingston Financial Group, Ltd. (B)	992,000	950,465
Ladenburg Thalmann Financial Services, Inc.	21,185	66,945
Legg Mason, Inc.	38,733	1,626,011
London Stock Exchange Group PLC	76,078	3,891,146
Macquarie Group, Ltd.	78,668	6,084,565
MarketAxess Holdings, Inc.	17,026	3,434,996
Moelis & Company, Class A	6,099	295,802
Moody’s Corp.	45,804	6,761,128
Morgan Stanley	384,393	20,169,101
MSCI, Inc.	40,797	5,162,452
Nasdaq, Inc.	32,094	2,465,782
Natixis SA	230,585	1,821,276
Nomura Holdings, Inc.	882,913	5,175,417
Northern Trust Corp.	59,106	5,904,098
OM Asset Management PLC	14,951	250,429
Oppenheimer Holdings, Inc., Class A	2,086	55,905
Partners Group Holding AG	4,254	2,914,810
Piper Jaffray Companies	2,851	245,899
PJT Partners, Inc., Class A	3,553	162,017
Pzena Investment Management, Inc., Class A	3,939	42,029
Raymond James Financial, Inc.	35,725	3,190,243
S&P Global, Inc.	70,426	11,930,164
Safeguard Scientifics, Inc. (A)	5,227	58,542
SBI Holdings, Inc.	49,390	1,029,063
Schroders PLC	30,331	1,435,756

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
SEI Investments Company	59,208	$4,254,687
Singapore Exchange, Ltd.	197,048	1,094,185
St. James’s Place PLC	129,492	2,139,226
State Street Corp.	102,411	9,996,338
Stifel Financial Corp.	44,192	2,632,076
T. Rowe Price Group, Inc.	66,877	7,017,404
The Bank of New York Mellon Corp.	282,798	15,231,500
The Charles Schwab Corp.	329,477	16,925,233
The Goldman Sachs Group, Inc.	96,854	24,674,525
Thomson Reuters Corp.	29,396	1,281,372
UBS Group AG (A)	891,300	16,375,636
Virtu Financial, Inc., Class A (B)	5,058	92,561
Virtus Investment Partners, Inc.	1,394	160,380
Waddell & Reed Financial, Inc., Class A	16,100	359,674
Westwood Holdings Group, Inc.	1,643	108,783
WisdomTree Investments, Inc.	23,244	291,712
		323,138,172
Consumer finance – 0.5%
Acom Company, Ltd. (A)(B)	97,710	410,527
AEON Financial Service Company, Ltd.	26,953	626,413
American Express Company	198,975	19,760,207
Capital One Financial Corp.	133,843	13,328,086
Credit Saison Company, Ltd.	38,799	704,563
Discover Financial Services	100,363	7,719,922
Encore Capital Group, Inc. (A)	4,751	200,017
Enova International, Inc. (A)	6,641	100,943
EZCORP, Inc., Class A (A)	10,087	123,061
FirstCash, Inc.	9,160	617,842
Green Dot Corp., Class A (A)	9,142	550,897
LendingClub Corp. (A)	65,003	268,462
Navient Corp.	70,538	939,566
Nelnet, Inc., Class A	3,786	207,397
PRA Group, Inc. (A)(B)	8,933	296,576
Regional Management Corp. (A)	2,232	58,724
SLM Corp. (A)	195,646	2,210,800
Synchrony Financial	203,161	7,844,046
World Acceptance Corp. (A)	1,198	96,703
		56,064,752
Diversified financial services – 1.2%
AMP, Ltd.	707,161	2,854,458
Berkshire Hathaway, Inc., Class B (A)	531,438	105,341,640
Cannae Holdings, Inc. (A)	12,186	207,528
Challenger, Ltd.	140,007	1,526,845
Eurazeo SA	10,629	981,946
EXOR NV	26,543	1,627,142
First Pacific Company, Ltd.	531,340	361,182
Groupe Bruxelles Lambert SA	19,768	2,132,586
Industrivarden AB, C Shares	40,429	997,294
Investor AB, B Shares	110,796	5,053,148
Kinnevik AB, B Shares	57,417	1,940,169
L E Lundbergforetagen AB, B Shares	9,221	688,821
Leucadia National Corp.	85,424	2,262,882
Marlin Business Services Corp.	1,993	44,643
Mitsubishi UFJ Lease & Finance
Company, Ltd.	108,296	642,767
Newstar Financial, Inc. (A)(D)	6,344	3,426
On Deck Capital, Inc. (A)	10,496	60,247
ORIX Corp.	322,083	5,430,603
Pargesa Holding SA	9,452	818,687
Standard Life Aberdeen PLC	650,249	3,824,773
Wendel SA	6,931	1,200,978
		138,001,765
Insurance – 3.6%
Admiral Group PLC	48,354	1,304,219

The accompanying notes are an integral part of the financial statements.	149

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Aegon NV	431,748	$2,743,310
Aflac, Inc.	108,633	9,535,805
Ageas	46,144	2,254,117
AIA Group, Ltd.	2,940,735	25,012,843
Alleghany Corp. (A)	6,994	4,169,053
Allianz SE	109,499	25,058,593
Ambac Financial Group, Inc. (A)	9,346	149,349
American Equity Investment Life
Holding Company	17,098	525,422
American Financial Group, Inc.	31,134	3,379,284
American International Group, Inc.	248,248	14,790,616
AMERISAFE, Inc.	3,756	231,370
AmTrust Financial Services, Inc. (B)	17,487	176,094
Aon PLC	69,036	9,250,824
Argo Group International Holdings, Ltd.	5,579	343,945
Arthur J. Gallagher & Company	50,137	3,172,669
Aspen Insurance Holdings, Ltd.	26,911	1,092,587
Assicurazioni Generali SpA	303,797	5,529,541
Assurant, Inc.	15,059	1,518,550
Atlas Financial Holdings, Inc. (A)	2,492	51,211
Aviva PLC	981,665	6,695,273
AXA SA	472,453	14,000,304
Baldwin & Lyons, Inc., Class B	2,492	59,683
Baloise Holding AG	11,874	1,845,759
Brighthouse Financial, Inc. (A)	25,981	1,523,526
Brown & Brown, Inc.	52,414	2,697,224
Chubb, Ltd.	128,201	18,734,012
Cincinnati Financial Corp.	41,522	3,112,904
Citizens, Inc. (A)(B)	10,282	75,573
CNO Financial Group, Inc.	108,970	2,690,469
CNP Assurances	42,102	971,181
Dai-ichi Life Holdings, Inc.	262,137	5,387,477
Direct Line Insurance Group PLC	336,848	1,733,349
Donegal Group, Inc., Class A	2,132	36,884
eHealth, Inc. (A)	3,251	56,470
EMC Insurance Group, Inc.	1,903	54,597
Employers Holdings, Inc.	6,139	272,572
Enstar Group, Ltd. (A)	2,158	433,219
Everest Re Group, Ltd.	11,286	2,497,140
FBL Financial Group, Inc., Class A	1,989	138,534
Federated National Holding Company	2,752	45,601
First American Financial Corp.	50,157	2,810,798
Genworth Financial, Inc., Class A (A)	326,368	1,015,004
Gjensidige Forsikring ASA	48,822	920,894
Global Indemnity, Ltd. (A)	1,760	73,955
Greenlight Capital Re, Ltd., Class A (A)	6,154	123,695
Hallmark Financial Services, Inc. (A)	3,575	37,287
Hannover Rueck SE	14,774	1,853,602
HCI Group, Inc.	1,739	51,996
Health Insurance Innovations, Inc.,
Class A (A)(B)	2,377	59,306
Heritage Insurance Holdings, Inc. (B)	4,451	80,207
Horace Mann Educators Corp.	8,080	356,328
Independence Holding Company	1,540	42,273
Infinity Property & Casualty Corp.	2,095	222,070
Insurance Australia Group, Ltd.	579,310	3,262,826
Investors Title Company	320	63,472
James River Group Holdings, Ltd.	4,950	198,050
Japan Post Holdings Company, Ltd.	382,400	4,379,977
Kemper Corp.	29,970	2,064,933
Kingstone Companies, Inc.	2,184	41,059
Kinsale Capital Group, Inc.	2,729	122,805
Legal & General Group PLC	1,448,050	5,331,115
Lincoln National Corp.	60,472	4,648,483
Loews Corp.	75,572	3,780,867

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Maiden Holdings, Ltd.	14,532	$95,911
Mapfre SA	263,166	844,147
Marsh & McLennan Companies, Inc.	140,980	11,474,362
MBIA, Inc. (A)(B)	17,917	131,152
Medibank Pvt., Ltd.	673,867	1,725,665
Mercury General Corp.	16,543	884,058
MetLife, Inc.	290,638	14,694,657
MS&AD Insurance Group Holdings, Inc.	115,151	3,884,095
Muenchener
Rueckversicherungs-Gesellschaft AG	37,800	8,162,901
National General Holdings Corp.	9,844	193,336
National Western Life Group, Inc., Class A	449	148,628
NI Holdings, Inc. (A)	2,616	44,420
NN Group NV	74,094	3,204,827
Old Mutual PLC	1,207,092	3,770,239
Old Republic International Corp.	111,139	2,376,152
Poste Italiane SpA (C)	127,740	961,748
Primerica, Inc.	28,760	2,920,578
Principal Financial Group, Inc.	73,908	5,214,948
Prudential Financial, Inc.	117,095	13,463,583
Prudential PLC	629,815	16,129,765
QBE Insurance Group, Ltd.	335,723	2,786,682
Reinsurance Group of America, Inc.	29,175	4,549,258
RenaissanceRe Holdings, Ltd.	18,133	2,277,323
RLI Corp.	7,594	460,652
RSA Insurance Group PLC	250,563	2,135,788
Safety Insurance Group, Inc.	2,793	224,557
Sampo OYJ, A Shares	108,838	5,973,258
SCOR SE	42,332	1,701,472
Selective Insurance Group, Inc.	11,317	664,308
Sompo Holdings, Inc.	85,591	3,303,878
Sony Financial Holdings, Inc.	41,416	731,970
State Auto Financial Corp.	3,233	94,145
Stewart Information Services Corp.	4,165	176,180
Suncorp Group, Ltd.	312,997	3,373,559
Swiss Life Holding AG (A)	7,960	2,813,654
Swiss Re AG	76,622	7,165,746
T&D Holdings, Inc.	127,525	2,175,639
The Allstate Corp.	99,108	10,377,599
The Hanover Insurance Group, Inc.	19,199	2,075,028
The Hartford Financial Services Group, Inc.	98,539	5,545,775
The Navigators Group, Inc.	4,135	201,375
The Progressive Corp.	160,626	9,046,456
The Travelers Companies, Inc.	75,586	10,252,485
Third Point Reinsurance, Ltd. (A)	18,025	264,066
Tokio Marine Holdings, Inc.	165,085	7,508,566
Torchmark Corp.	29,833	2,706,151
Trupanion, Inc. (A)	4,578	133,998
Tryg A/S	27,998	700,371
UnipolSai Assicurazioni SpA (B)	236,227	551,021
United Fire Group, Inc.	4,187	190,843
United Insurance Holdings Corp.	4,297	74,123
Universal Insurance Holdings, Inc.	6,158	168,421
Unum Group	61,631	3,382,926
W.R. Berkley Corp.	43,587	3,123,009
Willis Towers Watson PLC	36,473	5,496,116
XL Group, Ltd.	70,020	2,461,903
Zurich Insurance Group AG	36,868	11,209,477
		411,295,105
Mortgage real estate investment trusts – 0.0%
AG Mortgage Investment Trust, Inc.	5,610	106,646
Anworth Mortgage Asset Corp.	19,869	108,087
Apollo Commercial Real Estate Finance, Inc.	20,947	386,472
Ares Commercial Real Estate Corp.	6,175	79,658
ARMOUR Residential REIT, Inc.	7,950	204,474

The accompanying notes are an integral part of the financial statements.	150

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Mortgage real estate investment trusts (continued)
Capstead Mortgage Corp.	18,600	$160,890
Cherry Hill Mortgage Investment Corp.	2,329	41,899
CYS Investments, Inc.	29,791	239,222
Dynex Capital, Inc.	11,020	77,250
Granite Point Mortgage Trust, Inc.	8,647	153,398
Great Ajax Corp.	3,709	51,258
Hannon Armstrong Sustainable Infrastructure
Capital, Inc.	9,890	237,953
Invesco Mortgage Capital, Inc.	21,535	383,969
KKR Real Estate Finance Trust, Inc.	2,050	41,021
Ladder Capital Corp.	15,446	210,529
MTGE Investment Corp.	8,830	163,355
New York Mortgage Trust, Inc.	22,829	140,855
Orchid Island Capital, Inc.	8,670	80,458
Owens Realty Mortgage, Inc.	2,503	40,073
PennyMac Mortgage Investment Trust	12,177	195,684
Redwood Trust, Inc.	14,853	220,121
Resource Capital Corp.	6,812	63,828
Sutherland Asset Management Corp.	3,740	56,661
TPG RE Finance Trust, Inc.	2,103	40,062
Western Asset Mortgage Capital Corp.	8,526	84,834
		3,568,657
Thrifts and mortgage finance – 0.1%
Bank Mutual Corp.	8,632	91,931
BankFinancial Corp.	3,333	51,128
Bear State Financial, Inc.	5,115	52,326
Beneficial Bancorp, Inc.	13,820	227,339
BofI Holding, Inc. (A)(B)	11,667	348,843
BSB Bancorp, Inc. (A)	1,930	56,453
Capitol Federal Financial, Inc.	24,598	329,859
Charter Financial Corp.	2,846	49,919
Clifton Bancorp, Inc.	4,400	75,240
Dime Community Bancshares, Inc.	6,302	132,027
Entegra Financial Corp. (A)	1,530	44,753
ESSA Bancorp, Inc.	2,469	38,689
Essent Group, Ltd. (A)	15,847	688,077
Federal Agricultural Mortgage Corp., Class C	1,728	135,199
First Defiance Financial Corp.	1,903	98,899
Flagstar Bancorp, Inc. (A)	4,065	152,112
Hingham Institution for Savings	254	52,578
Home Bancorp, Inc.	1,354	58,520
HomeStreet, Inc. (A)	5,209	150,801
Kearny Financial Corp.	15,704	226,923
LendingTree, Inc. (A)	1,256	427,605
Malvern Bancorp, Inc. (A)	1,526	39,981
Merchants Bancorp	1,675	32,964
Meridian Bancorp, Inc.	9,290	191,374
Meta Financial Group, Inc.	1,780	164,917
MGIC Investment Corp. (A)	73,085	1,031,229
Nationstar Mortgage Holdings, Inc. (A)	5,954	110,149
New York Community Bancorp, Inc.	221,541	2,884,464
NMI Holdings, Inc., Class A (A)	11,303	192,151
Northfield Bancorp, Inc.	8,960	153,037
Northwest Bancshares, Inc.	18,290	305,992
OceanFirst Financial Corp.	6,259	164,299
Ocwen Financial Corp. (A)	23,083	72,250
Oritani Financial Corp.	7,673	125,837
PCSB Financial Corp. (A)	4,044	77,038
PennyMac Financial Services, Inc.,
Class A (A)	3,258	72,816
PHH Corp. (A)	7,062	72,739
Provident Financial Holdings, Inc.	1,767	32,513
Provident Financial Services, Inc.	11,958	322,507
Radian Group, Inc.	42,662	879,264
Riverview Bancorp, Inc.	4,662	40,420

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
SI Financial Group, Inc.	2,958	$43,483
Southern Missouri Bancorp, Inc.	1,467	55,145
Territorial Bancorp, Inc.	1,810	55,875
Timberland Bancorp, Inc.	1,424	37,807
TrustCo Bank Corp.	18,669	171,755
United Community Financial Corp.	9,666	88,251
United Financial Bancorp, Inc.	10,161	179,240
Walker & Dunlop, Inc. (A)	5,514	261,915
Washington Federal, Inc.	56,459	1,933,721
Waterstone Financial, Inc.	4,760	81,158
Western New England Bancorp, Inc.	6,249	68,114
WSFS Financial Corp.	5,932	283,846
		13,715,472
		1,922,116,011
Health care – 11.8%
Biotechnology – 2.0%
AbbVie, Inc.	440,242	42,575,804
Abeona Therapeutics, Inc. (A)(B)	5,705	90,424
Acceleron Pharma, Inc. (A)	7,554	320,592
Achaogen, Inc. (A)(B)	7,058	75,803
Achillion Pharmaceuticals, Inc. (A)	24,241	69,814
Acorda Therapeutics, Inc. (A)	8,701	186,636
Adamas Pharmaceuticals, Inc. (A)	3,036	102,890
Aduro Biotech, Inc. (A)	9,442	70,815
Agenus, Inc. (A)(B)	16,699	54,439
Aimmune Therapeutics, Inc. (A)	7,035	266,064
Akebia Therapeutics, Inc. (A)	9,009	133,964
Alder Biopharmaceuticals, Inc. (A)	12,832	146,926
Alexion Pharmaceuticals, Inc. (A)	61,514	7,356,459
AMAG Pharmaceuticals, Inc. (A)	7,255	96,129
Amgen, Inc.	200,505	34,867,820
Amicus Therapeutics, Inc. (A)(B)	33,283	478,942
AnaptysBio, Inc. (A)	3,558	358,362
Apellis Pharmaceuticals, Inc. (A)	2,394	51,950
Ardelyx, Inc. (A)	7,683	50,708
Arena Pharmaceuticals, Inc. (A)	7,870	267,344
Array BioPharma, Inc. (A)	39,632	507,290
Atara Biotherapeutics, Inc. (A)	5,753	104,129
Athersys, Inc. (A)(B)	23,953	43,355
Audentes Therapeutics, Inc. (A)	3,355	104,844
Avexis, Inc. (A)	4,893	541,508
Axovant Sciences, Ltd. (A)	7,630	40,210
Bellicum Pharmaceuticals, Inc. (A)(B)	6,194	52,092
BioCryst Pharmaceuticals, Inc. (A)	20,323	99,786
Biogen, Inc. (A)	58,405	18,606,081
Biohaven Pharmaceutical Holding
Company, Ltd. (A)	2,264	61,083
BioSpecifics Technologies Corp. (A)	1,268	54,942
BioTime, Inc. (A)	19,970	42,936
Bioverativ, Inc. (A)	48,996	2,641,864
Bluebird Bio, Inc. (A)	9,683	1,724,542
Blueprint Medicines Corp. (A)	8,439	636,385
Calithera Biosciences, Inc. (A)	6,522	54,459
Calyxt, Inc. (A)(B)	1,791	39,456
Cara Therapeutics, Inc. (A)(B)	5,600	68,544
Catalyst Pharmaceuticals, Inc. (A)	14,522	56,781
Celgene Corp. (A)	217,568	22,705,396
Celldex Therapeutics, Inc. (A)	27,895	79,222
Chimerix, Inc. (A)	11,278	52,217
Clovis Oncology, Inc. (A)	8,712	592,416
Coherus Biosciences, Inc. (A)	8,170	71,896
Concert Pharmaceuticals, Inc. (A)	3,696	95,616
Corbus Pharmaceuticals Holdings, Inc. (A)	10,316	73,244
CSL, Ltd.	110,200	12,110,286

The accompanying notes are an integral part of the financial statements.	151

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Cytokinetics, Inc. (A)	8,795	$71,679
CytomX Therapeutics, Inc. (A)	5,906	124,676
Deciphera Pharmaceuticals, Inc. (A)	2,015	45,680
Durata Therapeutics, Inc. (A)(D)	3,707	0
Dyax Corp. (A)(D)	30,138	94,935
Dynavax Technologies Corp. (A)(B)	12,129	226,812
Eagle Pharmaceuticals, Inc. (A)	1,637	87,449
Edge Therapeutics, Inc. (A)	5,063	47,440
Editas Medicine, Inc. (A)(B)	7,004	215,233
Emergent BioSolutions, Inc. (A)	6,669	309,908
Enanta Pharmaceuticals, Inc. (A)	3,125	183,375
Epizyme, Inc. (A)	9,968	125,098
Esperion Therapeutics, Inc. (A)(B)	3,382	222,671
Exact Sciences Corp. (A)	23,265	1,222,343
Fate Therapeutics, Inc. (A)	8,714	53,243
FibroGen, Inc. (A)	13,836	655,826
Five Prime Therapeutics, Inc. (A)	5,654	123,936
Flexion Therapeutics, Inc. (A)(B)	6,641	166,291
Foundation Medicine, Inc. (A)(B)	2,918	199,008
G1 Therapeutics, Inc. (A)	1,764	34,998
Genmab A/S (A)	14,178	2,348,016
Genomic Health, Inc. (A)	4,010	137,142
Geron Corp. (A)(B)	31,620	56,916
Gilead Sciences, Inc.	360,779	25,846,208
Global Blood Therapeutics, Inc. (A)	7,408	291,505
Grifols SA	73,081	2,136,815
Halozyme Therapeutics, Inc. (A)	23,789	481,965
Heron Therapeutics, Inc. (A)(B)	9,264	167,678
Idera Pharmaceuticals, Inc. (A)	30,223	63,771
Ignyta, Inc. (A)	11,769	314,232
Immune Design Corp. (A)	7,401	28,864
ImmunoGen, Inc. (A)	20,128	129,020
Immunomedics, Inc. (A)(B)	20,384	329,405
Incyte Corp. (A)	48,388	4,582,827
Inovio Pharmaceuticals, Inc. (A)	17,004	70,227
Insmed, Inc. (A)	15,232	474,934
Insys Therapeutics, Inc. (A)(B)	5,245	50,457
Intellia Therapeutics, Inc. (A)(B)	3,449	66,290
Invitae Corp. (A)	9,461	85,906
Iovance Biotherapeutics, Inc. (A)	12,561	100,488
Ironwood Pharmaceuticals, Inc. (A)	26,988	404,550
Jounce Therapeutics, Inc. (A)	3,191	40,685
KalVista Pharmaceuticals, Inc. (A)	231	2,252
Karyopharm Therapeutics, Inc. (A)	7,413	71,165
Keryx Biopharmaceuticals, Inc. (A)(B)	18,509	86,067
Kindred Biosciences, Inc. (A)	6,008	56,776
Kura Oncology, Inc. (A)	4,172	63,832
La Jolla Pharmaceutical Company (A)(B)	3,635	116,974
Lexicon Pharmaceuticals, Inc. (A)(B)	9,024	89,157
Ligand Pharmaceuticals, Inc. (A)	4,057	555,525
Loxo Oncology, Inc. (A)(B)	4,549	382,935
MacroGenics, Inc. (A)	6,908	131,252
Madrigal Pharmaceuticals, Inc. (A)	868	79,674
MediciNova, Inc. (A)	7,713	49,903
MiMedx Group, Inc. (A)(B)	20,783	262,074
Minerva Neurosciences, Inc. (A)	6,099	36,899
Momenta Pharmaceuticals, Inc. (A)	15,411	214,983
Myriad Genetics, Inc. (A)	12,898	442,982
NantKwest, Inc. (A)	6,821	30,626
Natera, Inc. (A)	6,851	61,590
NewLink Genetics Corp. (A)(B)	6,346	51,466
Novavax, Inc. (A)(B)	65,740	81,518
Otonomy, Inc. (A)	6,492	36,031
PDL BioPharma, Inc. (A)	31,093	85,195
Pieris Pharmaceuticals, Inc. (A)	7,604	57,410

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Portola Pharmaceuticals, Inc. (A)	11,263	$548,283
Progenics Pharmaceuticals, Inc. (A)	15,034	89,452
Protagonist Therapeutics, Inc. (A)	2,451	50,981
Prothena Corp. PLC (A)(B)	7,726	289,648
PTC Therapeutics, Inc. (A)	8,126	135,542
Puma Biotechnology, Inc. (A)	5,692	562,654
Radius Health, Inc. (A)(B)	7,640	242,723
Regeneron Pharmaceuticals, Inc. (A)	21,203	7,971,480
REGENXBIO, Inc. (A)	5,485	182,376
Repligen Corp. (A)	7,545	273,733
Retrophin, Inc. (A)	7,850	165,400
Rhythm Pharmaceuticals, Inc. (A)	1,752	50,913
Rigel Pharmaceuticals, Inc. (A)	30,617	118,794
Sage Therapeutics, Inc. (A)	7,499	1,235,160
Sangamo Therapeutics, Inc. (A)(B)	16,695	273,798
Sarepta Therapeutics, Inc. (A)	12,133	675,080
Seres Therapeutics, Inc. (A)(B)	4,497	45,600
Shire PLC	221,159	11,460,709
Spark Therapeutics, Inc. (A)(B)	5,551	285,432
Spectrum Pharmaceuticals, Inc. (A)	17,270	327,267
Stemline Therapeutics, Inc. (A)	4,817	75,145
Strongbridge Biopharma PLC (A)	5,865	42,521
Synergy Pharmaceuticals, Inc. (A)(B)	51,139	114,040
TG Therapeutics, Inc. (A)	10,795	88,519
Tocagen, Inc. (A)	3,997	40,969
Ultragenyx Pharmaceutical, Inc. (A)(B)	7,953	368,860
United Therapeutics Corp. (A)	19,575	2,896,121
Vanda Pharmaceuticals, Inc. (A)	8,964	136,253
VBI Vaccines, Inc. (A)	8,352	35,663
Veracyte, Inc. (A)	5,843	38,155
Vertex Pharmaceuticals, Inc. (A)	69,681	10,442,395
Voyager Therapeutics, Inc. (A)	3,675	61,005
Xencor, Inc. (A)	7,729	169,420
ZIOPHARM Oncology, Inc. (A)(B)	26,666	110,397
		233,951,741
Health care equipment and supplies – 2.2%
Abaxis, Inc.	4,381	216,947
Abbott Laboratories	480,719	27,434,633
ABIOMED, Inc. (A)	19,028	3,566,037
Accuray, Inc. (A)	17,499	75,246
Align Technology, Inc. (A)	19,802	4,399,806
Analogic Corp.	2,508	210,045
AngioDynamics, Inc. (A)	7,648	127,186
Anika Therapeutics, Inc. (A)	2,876	155,045
Antares Pharma, Inc. (A)	31,062	61,813
Arjo AB, B Shares (A)(B)	55,396	158,089
AtriCure, Inc. (A)	6,632	120,968
Atrion Corp.	275	173,415
AxoGen, Inc. (A)	5,458	154,461
Baxter International, Inc.	138,498	8,952,511
Becton, Dickinson and Company	73,231	15,675,881
BioMerieux	10,064	901,070
Boston Scientific Corp. (A)	379,166	9,399,525
Cantel Medical Corp.	7,176	738,195
Cardiovascular Systems, Inc. (A)	6,800	161,092
Cerus Corp. (A)	24,595	83,131
Cochlear, Ltd.	14,063	1,874,634
Coloplast A/S, B Shares	29,083	2,312,114
CONMED Corp.	5,404	275,442
ConvaTec Group PLC (C)	328,274	905,159
CryoLife, Inc. (A)	6,587	126,141
Cutera, Inc. (A)	2,645	119,951
CYBERDYNE, Inc. (A)(B)	24,600	422,897
Danaher Corp.	169,088	15,694,748
DENTSPLY SIRONA, Inc.	63,826	4,201,666

The accompanying notes are an integral part of the financial statements.	152

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Edwards Lifesciences Corp. (A)	58,190	$6,558,595
Endologix, Inc. (A)(B)	17,451	93,363
Entellus Medical, Inc. (A)	2,693	65,682
Essilor International Cie Generale
d’Optique SA	50,534	6,960,626
Exactech, Inc. (A)	2,168	107,208
Fisher & Paykel Healthcare Corp., Ltd.	138,767	1,407,870
GenMark Diagnostics, Inc. (A)	11,746	48,981
Getinge AB, B Shares	55,396	803,282
Glaukos Corp. (A)(B)	5,736	147,128
Globus Medical, Inc., Class A (A)	46,729	1,920,562
Haemonetics Corp. (A)	10,525	611,292
Halyard Health, Inc. (A)	30,456	1,406,458
Heska Corp. (A)	1,309	104,995
Hill-Rom Holdings, Inc.	29,817	2,513,275
Hologic, Inc. (A)	76,142	3,255,071
Hoya Corp.	94,807	4,721,689
ICU Medical, Inc. (A)	2,958	638,928
IDEXX Laboratories, Inc. (A)	24,280	3,796,906
Inogen, Inc. (A)	3,370	401,300
Insulet Corp. (A)	11,510	794,190
Integer Holdings Corp. (A)	6,114	276,964
Integra LifeSciences Holdings Corp. (A)	12,557	600,978
Intuitive Surgical, Inc. (A)	30,943	11,292,338
Invacare Corp.	6,569	110,688
iRhythm Technologies, Inc. (A)	2,856	160,079
K2M Group Holdings, Inc. (A)	8,374	150,732
Koninklijke Philips NV	229,098	8,650,426
Lantheus Holdings, Inc. (A)	6,063	123,988
LeMaitre Vascular, Inc.	3,079	98,035
LivaNova PLC (A)	29,218	2,335,103
Masimo Corp. (A)	30,364	2,574,867
Medtronic PLC	373,828	30,186,611
Meridian Bioscience, Inc.	8,690	121,660
Merit Medical Systems, Inc. (A)	9,655	417,096
Natus Medical, Inc. (A)	6,046	230,957
Neogen Corp. (A)	7,362	605,230
Nevro Corp. (A)(B)	5,473	377,856
Novocure, Ltd. (A)(B)	11,546	233,229
NuVasive, Inc. (A)	33,133	1,937,949
NxStage Medical, Inc. (A)	12,874	311,937
Olympus Corp.	71,302	2,727,656
OraSure Technologies, Inc. (A)	11,272	212,590
Orthofix International NV (A)	3,389	185,378
Oxford Immunotec Global PLC (A)	5,428	75,829
Penumbra, Inc. (A)	5,770	542,957
Pulse Biosciences, Inc. (A)	1,888	44,557
Quidel Corp. (A)	5,615	243,410
ResMed, Inc.	39,570	3,351,183
Rockwell Medical, Inc. (A)(B)	10,202	59,376
RTI Surgical, Inc. (A)	12,080	49,528
Sientra, Inc. (A)	3,122	43,895
Smith & Nephew PLC	212,309	3,673,607
Sonova Holding AG	12,828	2,002,360
STAAR Surgical Company (A)	8,292	128,526
STERIS PLC	38,529	3,370,132
Straumann Holding AG	2,511	1,771,384
Stryker Corp.	88,896	13,764,657
Surmodics, Inc. (A)	2,776	77,728
Sysmex Corp.	38,279	3,005,703
Tactile Systems Technology, Inc. (A)(B)	2,589	75,029
Teleflex, Inc.	20,407	5,077,670
Terumo Corp.	78,317	3,705,148
The Cooper Companies, Inc.	13,600	2,963,168
Utah Medical Products, Inc.	771	62,759

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Varex Imaging Corp. (A)	7,423	$298,182
Varian Medical Systems, Inc. (A)	25,299	2,811,984
ViewRay, Inc. (A)(B)	6,345	58,755
West Pharmaceutical Services, Inc.	33,637	3,318,963
William Demant Holding A/S (A)	28,450	794,675
Wright Medical Group NV (A)	20,826	462,337
Zimmer Biomet Holdings, Inc.	55,688	6,719,871
		257,530,969
Health care providers and services – 1.9%
Acadia Healthcare Company, Inc. (A)(B)	37,001	1,207,343
Aceto Corp.	6,175	63,788
Addus HomeCare Corp. (A)	1,670	58,116
Aetna, Inc.	90,059	16,245,743
Alfresa Holdings Corp.	46,300	1,084,460
Almost Family, Inc. (A)	2,556	141,475
Amedisys, Inc. (A)	5,652	297,917
American Renal Associates Holdings, Inc. (A)	2,352	40,925
AmerisourceBergen Corp.	44,382	4,075,155
AMN Healthcare Services, Inc. (A)	9,278	456,942
Anthem, Inc.	70,936	15,961,309
BioScrip, Inc. (A)(B)	24,446	71,138
BioTelemetry, Inc. (A)	6,300	188,370
Capital Senior Living Corp. (A)	5,289	71,349
Cardinal Health, Inc.	86,904	5,324,608
Centene Corp. (A)	47,343	4,775,962
Chemed Corp.	3,079	748,259
Cigna Corp.	68,123	13,835,100
Civitas Solutions, Inc. (A)	3,399	58,123
Community Health Systems, Inc. (A)(B)	20,186	85,992
CorVel Corp. (A)	1,824	96,490
Cross Country Healthcare, Inc. (A)	7,449	95,049
DaVita, Inc. (A)	41,647	3,008,996
Diplomat Pharmacy, Inc. (A)	9,636	193,395
Encompass Health Corp.	64,055	3,164,958
Envision Healthcare Corp. (A)	32,578	1,125,896
Express Scripts Holding Company (A)	156,517	11,682,429
Fresenius Medical Care AG &
Company KGaA	52,316	5,493,685
Fresenius SE & Company KGaA	101,188	7,869,566
HCA Healthcare, Inc. (A)	78,259	6,874,271
HealthEquity, Inc. (A)	9,889	461,421
Healthscope, Ltd.	433,905	709,285
Henry Schein, Inc. (A)	43,226	3,020,633
Humana, Inc.	39,470	9,791,323
Kindred Healthcare, Inc.	17,153	166,384
Laboratory Corp. of America Holdings (A)	28,319	4,517,164
LHC Group, Inc. (A)	3,100	189,875
LifePoint Health, Inc. (A)	17,855	889,179
Magellan Health, Inc. (A)	4,746	458,226
McKesson Corp.	57,585	8,980,381
Mediclinic International PLC (B)	90,674	793,548
Medipal Holdings Corp.	41,141	803,220
MEDNAX, Inc. (A)	42,426	2,267,245
Molina Healthcare, Inc. (A)	28,604	2,193,355
National HealthCare Corp.	2,214	134,921
National Research Corp., Class A	1,958	73,033
Owens & Minor, Inc.	39,979	754,804
Patterson Companies, Inc.	22,464	811,624
Quest Diagnostics, Inc.	37,911	3,733,854
R1 RCM, Inc. (A)	21,346	94,136
RadNet, Inc. (A)	7,440	75,144
Ramsay Health Care, Ltd.	34,627	1,890,857
Ryman Healthcare, Ltd.	97,207	728,655
Select Medical Holdings Corp. (A)	21,317	376,245
Sonic Healthcare, Ltd.	97,123	1,727,179

The accompanying notes are an integral part of the financial statements.	153

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Surgery Partners, Inc. (A)(B)	4,140	$50,094
Suzuken Company, Ltd.	17,548	720,456
Teladoc, Inc. (A)(B)	10,706	373,104
Tenet Healthcare Corp. (A)(B)	52,939	802,555
The Ensign Group, Inc.	9,543	211,855
The Providence Service Corp. (A)	2,279	135,236
Tivity Health, Inc. (A)	7,253	265,097
Triple-S Management Corp., Class B (A)	4,558	113,266
UnitedHealth Group, Inc.	267,611	58,997,521
Universal Health Services, Inc., Class B	24,025	2,723,234
US Physical Therapy, Inc.	2,410	174,002
WellCare Health Plans, Inc. (A)	20,168	4,055,986
		218,660,906
Health care technology – 0.1%
Allscripts Healthcare Solutions, Inc. (A)	117,788	1,713,815
Castlight Health, Inc., B Shares (A)	14,439	54,146
Cerner Corp. (A)	87,619	5,904,644
Computer Programs & Systems, Inc.	2,367	71,128
Cotiviti Holdings, Inc. (A)	7,229	232,846
Evolent Health, Inc., Class A (A)(B)	12,020	147,846
HealthStream, Inc. (A)	5,181	119,992
HMS Holdings Corp. (A)	16,831	285,285
Inovalon Holdings, Inc., Class A (A)	12,904	193,560
M3, Inc.	51,543	1,806,796
Medidata Solutions, Inc. (A)	37,635	2,384,930
Omnicell, Inc. (A)	7,359	356,912
Quality Systems, Inc. (A)	10,453	141,952
Simulations Plus, Inc.	2,422	38,994
Tabula Rasa HealthCare, Inc. (A)	1,966	55,146
Vocera Communications, Inc. (A)	5,848	176,727
		13,684,719
Life sciences tools and services – 0.6%
Accelerate Diagnostics, Inc. (A)(B)	5,253	137,629
Agilent Technologies, Inc.	88,452	5,923,630
Bio-Rad Laboratories, Inc., Class A (A)	9,157	2,185,501
Bio-Techne Corp.	16,970	2,198,464
Cambrex Corp. (A)	6,488	311,424
Charles River Laboratories
International, Inc. (A)	21,455	2,348,250
Enzo Biochem, Inc. (A)	8,767	71,451
Eurofins Scientific SE	2,687	1,633,196
Fluidigm Corp. (A)	8,603	50,672
Illumina, Inc. (A)	40,313	8,807,987
INC Research Holdings, Inc., Class A (A)	36,371	1,585,776
IQVIA Holdings, Inc. (A)	40,237	3,939,202
Lonza Group AG (A)	18,102	4,882,223
Luminex Corp.	8,160	160,752
Medpace Holdings, Inc. (A)	1,398	50,691
Mettler-Toledo International, Inc. (A)	7,042	4,362,660
NanoString Technologies, Inc. (A)	5,086	37,992
NeoGenomics, Inc. (A)	11,769	104,273
Pacific Biosciences of California, Inc. (A)(B)	21,805	57,565
PerkinElmer, Inc.	30,432	2,225,188
PRA Health Sciences, Inc. (A)	9,802	892,668
QIAGEN NV (A)	52,579	1,639,964
Thermo Fisher Scientific, Inc.	110,762	21,031,489
Waters Corp. (A)	21,895	4,229,895
		68,868,542
Pharmaceuticals – 5.0%
Aclaris Therapeutics, Inc. (A)	4,877	120,267
Aerie Pharmaceuticals, Inc. (A)	6,588	393,633
Akcea Therapeutics, Inc. (A)	3,072	53,330
Akorn, Inc. (A)	42,493	1,369,549
Allergan PLC	91,844	15,023,842

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Amphastar Pharmaceuticals, Inc. (A)	7,497	$144,242
ANI Pharmaceuticals, Inc. (A)	1,619	104,345
Aratana Therapeutics, Inc. (A)	9,623	50,617
Assembly Biosciences, Inc. (A)	3,235	146,384
Astellas Pharma, Inc.	503,847	6,400,505
AstraZeneca PLC	308,336	21,276,922
Bayer AG	201,439	25,031,435
Bristol-Myers Squibb Company	452,022	27,699,908
Catalent, Inc. (A)	86,671	3,560,445
Chelsea Therapeutics
International, Ltd. (A)(D)	19,199	1,536
Chugai Pharmaceutical Company, Ltd.	54,834	2,802,495
Collegium Pharmaceutical, Inc. (A)	5,152	95,106
Corcept Therapeutics, Inc. (A)(B)	18,171	328,168
Corium International, Inc. (A)	5,403	51,923
Daiichi Sankyo Company, Ltd.	137,486	3,574,918
Depomed, Inc. (A)	12,093	97,349
Dermira, Inc. (A)	7,738	215,194
Dova Pharmaceuticals, Inc. (A)	1,140	32,832
Durect Corp. (A)	35,370	32,604
Eisai Company, Ltd.	64,768	3,679,442
Eli Lilly & Company	267,615	22,602,763
Endo International PLC (A)	91,036	705,529
Forest Laboratories, Inc. (A)(D)	4,082	0
GlaxoSmithKline PLC	1,198,141	21,218,121
H Lundbeck A/S	17,132	868,781
Hisamitsu Pharmaceutical Company, Inc.	15,284	923,378
Horizon Pharma PLC (A)	32,545	475,157
Impax Laboratories, Inc. (A)	14,759	245,737
Innoviva, Inc. (A)(B)	15,179	215,390
Intersect ENT, Inc. (A)	5,276	170,942
Intra-Cellular Therapies, Inc. (A)	8,686	125,773
Ipsen SA	9,086	1,081,427
Johnson & Johnson	741,898	103,657,989
Kyowa Hakko Kirin Company, Ltd.	63,559	1,223,615
Lannett Company, Inc. (A)(B)	5,790	134,328
Mallinckrodt PLC (A)	43,037	970,915
Melinta Therapeutics, Inc. (A)	2,208	34,886
Merck & Company, Inc.	755,391	42,505,852
Merck KGaA	31,315	3,361,249
Mitsubishi Tanabe Pharma Corp.	54,234	1,117,768
Mylan NV (A)	147,566	6,243,517
MyoKardia, Inc. (A)	3,943	166,000
Nektar Therapeutics (A)	29,345	1,752,483
Neos Therapeutics, Inc. (A)(B)	5,583	56,947
Novartis AG	541,885	45,600,940
Novo Nordisk A/S, B Shares	454,115	24,402,088
Omeros Corp. (A)(B)	9,197	178,698
Ono Pharmaceutical Company, Ltd.	101,000	2,349,433
Orion OYJ, Class B	25,020	932,873
Otsuka Holdings Company, Ltd.	94,893	4,161,739
Pacira Pharmaceuticals, Inc. (A)	7,850	358,353
Paratek Pharmaceuticals, Inc. (A)	4,875	87,263
Perrigo Company PLC	35,934	3,132,007
Pfizer, Inc.	1,646,178	59,624,567
Phibro Animal Health Corp., Class A	4,044	135,474
Prestige Brands Holdings, Inc. (A)	34,620	1,537,474
Reata Pharmaceuticals, Inc., Class A (A)	2,458	69,611
Recordati SpA	25,122	1,116,408
Revance Therapeutics, Inc. (A)	4,744	169,598
Roche Holding AG	171,158	43,278,189
Sanofi	276,801	23,830,332
Santen Pharmaceutical Company, Ltd.	88,500	1,385,941
Shionogi & Company, Ltd.	71,911	3,885,701

The accompanying notes are an integral part of the financial statements.	154

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Sucampo Pharmaceuticals, Inc.,
Class A (A)(B)	4,971	$89,229
Sumitomo Dainippon Pharma Company, Ltd.	38,892	575,725
Supernus Pharmaceuticals, Inc. (A)	9,662	385,031
Taisho Pharmaceutical Holdings
Company, Ltd.	7,616	606,631
Takeda Pharmaceutical Company, Ltd.	173,416	9,818,411
Teligent, Inc. (A)	9,319	33,828
Tetraphase Pharmaceuticals, Inc. (A)	11,211	70,629
Teva Pharmaceutical Industries, Ltd., ADR (B)	223,608	4,237,372
The Medicines Company (A)	13,917	380,491
TherapeuticsMD, Inc. (A)(B)	33,305	201,162
Theravance Biopharma, Inc. (A)(B)	8,489	236,758
UCB SA	30,962	2,455,066
Vifor Pharma AG	11,914	1,525,229
WaVe Life Sciences, Ltd. (A)(B)	2,435	85,420
Zoetis, Inc.	134,598	9,696,440
Zogenix, Inc. (A)	6,823	273,261
		569,052,910
		1,361,749,787
Industrials – 11.9%
Aerospace and defense – 2.0%
AAR Corp.	6,286	246,977
Aerojet Rocketdyne Holdings, Inc. (A)	13,697	427,346
Aerovironment, Inc. (A)	4,162	233,738
Airbus SE	141,471	14,060,339
Arconic, Inc.	117,524	3,202,529
Astronics Corp. (A)	4,281	177,533
Axon Enterprise, Inc. (A)(B)	10,405	275,733
BAE Systems PLC	774,827	5,986,569
Cobham PLC (A)	571,512	972,408
Cubic Corp.	5,010	295,340
Curtiss-Wright Corp.	28,645	3,490,393
Dassault Aviation SA	612	951,580
Ducommun, Inc. (A)	2,161	61,480
Elbit Systems, Ltd.	5,758	769,167
Engility Holdings, Inc. (A)	3,733	105,905
Esterline Technologies Corp. (A)	17,147	1,280,881
General Dynamics Corp.	76,703	15,605,225
Huntington Ingalls Industries, Inc.	20,570	4,848,349
KLX, Inc. (A)	33,500	2,286,375
Kratos Defense & Security Solutions, Inc. (A)	17,055	180,612
L3 Technologies, Inc.	21,432	4,240,321
Leonardo SpA	99,068	1,177,245
Lockheed Martin Corp.	68,887	22,116,171
Meggitt PLC	188,540	1,224,257
Mercury Systems, Inc. (A)	9,227	473,806
Moog, Inc., Class A (A)	6,286	545,939
MTU Aero Engines AG	12,636	2,257,985
National Presto Industries, Inc. (B)	973	96,765
Northrop Grumman Corp.	48,076	14,755,005
Orbital ATK, Inc.	26,132	3,436,358
Raytheon Company	79,841	14,998,132
Rockwell Collins, Inc.	45,188	6,128,397
Rolls-Royce Holdings PLC (A)	402,406	4,592,571
Safran SA	81,246	8,380,162
Singapore Technologies Engineering, Ltd.	377,252	917,810
Sparton Corp. (A)	2,038	46,996
Teledyne Technologies, Inc. (A)	16,052	2,907,820
Textron, Inc.	72,461	4,100,568
Thales SA	25,949	2,792,625
The Boeing Company	154,512	45,567,134
The KeyW Holding Corp. (A)(B)	10,780	63,279
TransDigm Group, Inc. (B)	13,429	3,687,872

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Aerospace and defense (continued)
Triumph Group, Inc.	9,725	$264,520
United Technologies Corp.	205,133	26,168,817
Vectrus, Inc. (A)	2,266	69,906
Wesco Aircraft Holdings, Inc. (A)	11,969	88,571
Zodiac Aerospace	49,750	1,487,046
		228,044,557
Air freight and logistics – 0.5%
Air Transport Services Group, Inc. (A)	11,700	270,738
Atlas Air Worldwide Holdings, Inc. (A)	4,618	270,846
Bollore SA	214,894	1,165,752
C.H. Robinson Worldwide, Inc. (B)	38,341	3,415,800
Deutsche Post AG	236,520	11,242,628
Echo Global Logistics, Inc. (A)	5,295	148,260
Expeditors International of Washington, Inc.	48,992	3,169,292
FedEx Corp.	68,121	16,998,914
Forward Air Corp.	5,835	335,162
Hub Group, Inc., Class A (A)	6,495	311,111
Radiant Logistics, Inc. (A)	8,409	38,681
Royal Mail PLC	217,521	1,328,967
United Parcel Service, Inc., Class B	189,712	22,604,185
Yamato Holdings Company, Ltd.	85,693	1,720,317
		63,020,653
Airlines – 0.4%
Alaska Air Group, Inc.	34,356	2,525,510
Allegiant Travel Company	2,490	385,328
American Airlines Group, Inc.	117,524	6,114,774
ANA Holdings, Inc.	28,449	1,186,793
Delta Air Lines, Inc.	181,052	10,138,912
Deutsche Lufthansa AG	57,163	2,099,236
easyJet PLC	38,465	758,454
Hawaiian Holdings, Inc.	10,257	408,741
International Consolidated Airlines Group SA	149,678	1,297,127
Japan Airlines Company, Ltd.	28,840	1,126,774
JetBlue Airways Corp. (A)	145,253	3,244,952
Ryanair Holdings PLC, ADR (A)	6,255	651,708
Singapore Airlines, Ltd.	132,127	1,052,370
SkyWest, Inc.	10,029	532,540
Southwest Airlines Company	150,681	9,862,071
United Continental Holdings, Inc. (A)	69,475	4,682,615
		46,067,905
Building products – 0.5%
AAON, Inc.	8,243	302,518
Advanced Drainage Systems, Inc.	7,050	168,143
Allegion PLC	26,111	2,077,391
American Woodmark Corp. (A)	2,804	365,221
AO Smith Corp.	40,500	2,481,840
Apogee Enterprises, Inc.	5,617	256,865
Armstrong Flooring, Inc. (A)	4,710	79,693
Asahi Glass Company, Ltd.	48,976	2,116,960
Assa Abloy AB, B Shares	243,676	5,051,760
Builders FirstSource, Inc. (A)	21,905	477,310
Caesarstone, Ltd. (A)	4,506	99,132
Cie de Saint-Gobain	123,019	6,770,501
Continental Building Products, Inc. (A)	7,466	210,168
CSW Industrials, Inc. (A)	2,889	132,750
Daikin Industries, Ltd.	60,697	7,172,137
Fortune Brands Home & Security, Inc.	42,446	2,905,004
Geberit AG	8,992	3,957,977
Gibraltar Industries, Inc. (A)	6,344	209,352
Griffon Corp.	5,970	121,490
Insteel Industries, Inc.	3,755	106,342
JELD-WEN Holding, Inc. (A)	13,266	522,282
Johnson Controls International PLC	255,601	9,740,954
Lennox International, Inc.	17,031	3,546,876

The accompanying notes are an integral part of the financial statements.	155

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Building products (continued)
LIXIL Group Corp.	65,250	$1,762,875
Masco Corp.	86,920	3,819,265
Masonite International Corp. (A)	5,600	415,240
NCI Building Systems, Inc. (A)	8,000	154,400
Patrick Industries, Inc. (A)	4,809	333,985
PGT Innovations, Inc. (A)	9,630	162,266
Ply Gem Holdings, Inc. (A)	4,416	81,696
Quanex Building Products Corp.	6,878	160,945
Simpson Manufacturing Company, Inc.	8,113	465,767
TOTO, Ltd.	34,700	2,043,282
Trex Company, Inc. (A)	5,842	633,214
Universal Forest Products, Inc.	11,889	447,264
		59,352,865
Commercial services and supplies – 0.5%
ABM Industries, Inc.	10,990	414,543
ACCO Brands Corp. (A)	20,939	255,456
Advanced Disposal Services, Inc. (A)	8,412	201,383
Babcock International Group PLC	59,378	564,998
Brady Corp., Class A	9,193	348,415
Brambles, Ltd.	388,898	3,047,820
Casella Waste Systems, Inc., Class A (A)	7,844	180,569
CECO Environmental Corp.	6,844	35,110
Cintas Corp.	23,758	3,702,209
Clean Harbors, Inc. (A)	23,469	1,272,020
Copart, Inc. (A)	91,100	3,934,609
Covanta Holding Corp. (B)	23,053	389,596
Dai Nippon Printing Company, Ltd.	63,473	1,413,115
Deluxe Corp.	31,290	2,404,324
Edenred	54,355	1,573,570
Ennis, Inc.	5,145	106,759
Essendant, Inc.	8,343	77,340
G4S PLC	379,019	1,364,123
Healthcare Services Group, Inc.	14,045	740,452
Heritage-Crystal Clean, Inc. (A)	3,126	67,991
Herman Miller, Inc.	38,918	1,558,666
HNI Corp.	28,362	1,093,922
Hudson Technologies, Inc. (A)(B)	8,175	49,622
InnerWorkings, Inc. (A)	9,813	98,424
Interface, Inc.	11,817	297,198
ISS A/S	40,872	1,582,364
Kimball International, Inc., Class B	7,635	142,545
Knoll, Inc.	9,809	225,999
LSC Communications, Inc.	7,078	107,232
Matthews International Corp., Class A	6,234	329,155
McGrath RentCorp	4,630	217,517
Mobile Mini, Inc.	8,833	304,739
MSA Safety, Inc.	21,908	1,698,308
Multi-Color Corp.	2,698	201,945
Park24 Company, Ltd.	26,800	641,576
Pitney Bowes, Inc.	84,588	945,694
Quad/Graphics, Inc.	6,343	143,352
Republic Services, Inc.	62,673	4,237,322
Rollins, Inc.	43,447	2,021,589
RR Donnelley & Sons Company	14,671	136,440
Secom Company, Ltd.	50,955	3,844,192
Securitas AB, B Shares (B)	76,325	1,331,271
Societe BIC SA	6,787	745,864
Sohgo Security Services Company, Ltd.	17,700	962,004
SP Plus Corp. (A)	3,418	126,808
Steelcase, Inc., Class A	16,819	255,649
Stericycle, Inc. (A)	23,132	1,572,745
Team, Inc. (A)(B)	6,180	92,082
Tetra Tech, Inc.	10,973	528,350
The Brink’s Company	31,900	2,510,530
Toppan Printing Company, Ltd.	128,525	1,160,982

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
UniFirst Corp.	2,993	$493,546
US Ecology, Inc.	4,355	222,105
Viad Corp.	3,950	218,830
VSE Corp.	1,778	86,109
Waste Management, Inc.	110,387	9,526,398
		61,805,476
Construction and engineering – 0.5%
ACS Actividades de Construccion y
Servicios SA	58,987	2,304,244
AECOM (A)	71,404	2,652,659
Aegion Corp. (A)	6,499	165,270
Ameresco, Inc., Class A (A)	4,384	37,702
Argan, Inc.	2,816	126,720
Boskalis Westminster	21,992	828,737
Bouygues SA	52,283	2,712,844
Chicago Bridge & Iron Company NV	20,068	323,898
CIMIC Group, Ltd.	23,584	943,252
Comfort Systems USA, Inc.	7,276	317,597
Dycom Industries, Inc. (A)	19,929	2,220,688
Eiffage SA	18,021	1,972,245
EMCOR Group, Inc.	38,190	3,122,033
Ferrovial SA	119,614	2,714,417
Fluor Corp.	38,361	1,981,346
Granite Construction, Inc.	25,868	1,640,807
Great Lakes Dredge & Dock Corp. (A)	12,604	68,062
HC2 Holdings, Inc. (A)	9,168	54,550
HOCHTIEF AG	4,711	831,997
IES Holdings, Inc. (A)	1,909	32,930
Jacobs Engineering Group, Inc.	33,084	2,182,221
JGC Corp.	51,106	987,339
Kajima Corp.	217,770	2,092,313
KBR, Inc.	91,208	1,808,655
Layne Christensen Company (A)	4,287	53,802
MasTec, Inc. (A)	13,112	641,832
MYR Group, Inc. (A)	3,269	116,801
Northwest Pipe Company (A)	2,164	41,419
NV5 Global, Inc. (A)	1,604	86,857
Obayashi Corp.	159,115	1,922,128
Orion Group Holdings, Inc. (A)	6,590	51,600
Primoris Services Corp.	7,774	211,375
Quanta Services, Inc. (A)	42,200	1,650,442
Shimizu Corp.	135,329	1,395,773
Skanska AB, B Shares	83,334	1,726,741
Sterling Construction Company, Inc. (A)	5,225	85,063
Taisei Corp.	50,573	2,515,039
Tutor Perini Corp. (A)	7,469	189,339
Valmont Industries, Inc.	10,241	1,698,470
Vinci SA	122,897	12,546,747
		57,055,954
Electrical equipment – 0.9%
ABB, Ltd.	448,832	12,021,665
Acuity Brands, Inc.	11,623	2,045,648
Allied Motion Technologies, Inc.	1,474	48,775
AMETEK, Inc.	64,245	4,655,835
Atkore International Group, Inc. (A)	6,616	141,913
AZZ, Inc.	5,193	265,362
Babcock & Wilcox Enterprises, Inc. (A)(B)	9,326	52,972
Eaton Corp. PLC	121,736	9,618,361
Emerson Electric Company	177,100	12,342,099
Encore Wire Corp.	4,083	198,638
Energous Corp. (A)(B)	4,384	85,269
EnerSys	27,673	1,926,871
Fuji Electric Company, Ltd.	136,202	1,023,198
Generac Holdings, Inc. (A)	11,988	593,646

The accompanying notes are an integral part of the financial statements.	156

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
General Cable Corp.	9,835	$291,116
Hubbell, Inc.	24,780	3,353,725
Legrand SA	64,684	4,972,831
LSI Industries, Inc.	6,296	43,316
Mabuchi Motor Company, Ltd.	11,600	627,032
Mitsubishi Electric Corp.	470,497	7,797,349
Nidec Corp.	58,093	8,134,010
OSRAM Licht AG	24,360	2,181,275
Plug Power, Inc. (A)(B)	46,232	109,108
Powell Industries, Inc.	2,154	61,712
Preformed Line Products Company	657	46,680
Prysmian SpA	50,395	1,642,127
Regal Beloit Corp.	20,070	1,537,362
Rockwell Automation, Inc.	35,387	6,948,237
Schneider Electric SE (A)	138,254	11,721,237
Siemens Gamesa Renewable Energy SA	58,831	805,602
Sunrun, Inc. (A)	16,938	99,934
Thermon Group Holdings, Inc. (A)	6,516	154,234
TPI Composites, Inc. (A)	2,302	47,099
Vestas Wind Systems A/S	52,176	3,605,375
Vicor Corp. (A)	3,444	71,980
		99,271,593
Industrial conglomerates – 1.5%
3M Company	164,805	38,790,153
Carlisle Companies, Inc.	28,082	3,191,519
CK Hutchison Holdings, Ltd.	657,238	8,235,387
DCC PLC	21,833	2,197,211
General Electric Company	2,394,798	41,789,225
Honeywell International, Inc.	210,405	32,267,711
Hopewell Holdings, Ltd.	615	2,269
Jardine Matheson Holdings, Ltd.	53,100	3,221,709
Jardine Strategic Holdings, Ltd.	54,300	2,147,595
Keihan Holdings Company, Ltd. (B)	23,400	688,424
Keppel Corp., Ltd.	356,145	1,948,898
NWS Holdings, Ltd.	383,599	690,809
Raven Industries, Inc.	7,148	245,534
Roper Technologies, Inc.	28,195	7,302,505
Seibu Holdings, Inc.	53,900	1,018,297
Sembcorp Industries, Ltd.	235,122	531,105
Siemens AG	186,321	25,797,561
Smiths Group PLC	96,906	1,944,854
Toshiba Corp. (A)	985,280	2,760,069
		174,770,835
Machinery – 2.4%
Actuant Corp., Class A	11,853	299,881
AGCO Corp.	29,872	2,133,757
Alamo Group, Inc.	1,868	210,841
Albany International Corp., Class A	5,661	347,868
Alfa Laval AB	71,957	1,702,017
Alstom SA	37,616	1,559,245
Altra Industrial Motion Corp.	5,624	283,450
Amada Company, Ltd.	82,652	1,122,170
American Railcar Industries, Inc.	1,619	67,415
ANDRITZ AG	17,537	989,555
Astec Industries, Inc.	4,254	248,859
Atlas Copco AB, A Shares	163,609	7,060,717
Atlas Copco AB, B Shares	94,657	3,627,926
Barnes Group, Inc.	9,850	623,210
Blue Bird Corp. (A)	1,852	36,855
Briggs & Stratton Corp.	8,143	206,588
Caterpillar, Inc.	164,361	25,900,006
Chart Industries, Inc. (A)	6,063	284,112
CIRCOR International, Inc.	3,324	161,812
CNH Industrial NV	250,244	3,347,896

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Columbus McKinnon Corp.	4,383	$175,232
Commercial Vehicle Group, Inc. (A)	5,304	56,700
Crane Company	22,853	2,038,945
Cummins, Inc.	43,102	7,613,537
Daifuku Company, Ltd.	24,000	1,303,935
Deere & Company	88,347	13,827,189
DMC Global, Inc.	2,979	74,624
Donaldson Company, Inc.	58,847	2,880,561
Douglas Dynamics, Inc.	4,404	166,471
Dover Corp.	42,698	4,312,071
Energy Recovery, Inc. (A)(B)	7,596	66,465
EnPro Industries, Inc.	4,145	387,599
ESCO Technologies, Inc.	5,041	303,720
FANUC Corp.	47,218	11,327,423
Federal Signal Corp.	11,637	233,787
Flowserve Corp.	36,485	1,537,113
Fortive Corp.	84,050	6,081,018
Franklin Electric Company, Inc.	9,132	419,159
FreightCar America, Inc.	2,841	48,524
GEA Group AG	44,789	2,142,891
Global Brass & Copper Holdings, Inc.	4,250	140,675
Graco, Inc.	76,294	3,450,015
Graham Corp.	2,405	50,337
Hardinge, Inc.	2,834	49,368
Harsco Corp. (A)	16,049	299,314
Hillenbrand, Inc.	12,456	556,783
Hino Motors, Ltd.	62,242	803,940
Hitachi Construction Machinery
Company, Ltd.	25,752	933,293
Hoshizaki Corp.	13,100	1,160,594
Hurco Companies, Inc.	1,310	55,282
Hyster-Yale Materials Handling, Inc.	2,076	176,792
IDEX Corp.	34,610	4,567,482
IHI Corp.	37,476	1,242,944
Illinois Tool Works, Inc.	85,205	14,216,454
IMI PLC	65,314	1,173,417
Ingersoll-Rand PLC	69,082	6,161,424
ITT, Inc.	39,864	2,127,542
John Bean Technologies Corp.	6,181	684,855
JTEKT Corp.	54,993	942,258
Kadant, Inc.	2,123	213,149
Kawasaki Heavy Industries, Ltd.	36,420	1,274,140
Kennametal, Inc.	52,516	2,542,300
KION Group AG	17,300	1,489,204
Komatsu, Ltd.	224,876	8,126,954
Kone OYJ, Class B	82,112	4,409,637
Kubota Corp.	256,452	5,016,056
Kurita Water Industries, Ltd.	24,027	778,989
LB Foster Company, Class A (A)	1,930	52,400
Lincoln Electric Holdings, Inc.	28,000	2,564,240
Lindsay Corp.	2,070	182,574
Lydall, Inc. (A)	3,339	169,454
Makita Corp.	54,952	2,304,549
MAN SE	8,646	989,372
Meritor, Inc. (A)	16,465	386,269
Metso OYJ	27,658	943,558
Milacron Holdings Corp. (A)	10,705	204,894
Miller Industries, Inc.	2,580	66,564
MINEBEA MITSUMI, Inc.	94,100	1,962,660
Mitsubishi Heavy Industries, Ltd.	78,463	2,925,420
Mueller Industries, Inc.	11,265	399,119
Mueller Water Products, Inc., Class A	30,533	382,578
Nabtesco Corp.	27,789	1,061,866
Navistar International Corp. (A)	9,910	424,941
NGK Insulators, Ltd.	63,861	1,202,952

The accompanying notes are an integral part of the financial statements.	157

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
NN, Inc.	5,418	$149,537
Nordson Corp.	22,998	3,366,907
NSK, Ltd.	93,798	1,469,533
Omega Flex, Inc.	582	41,561
Oshkosh Corp.	34,052	3,094,986
PACCAR, Inc.	96,827	6,882,463
Parker-Hannifin Corp.	36,726	7,329,775
Park-Ohio Holdings Corp.	1,838	84,456
Pentair PLC	45,983	3,247,319
Proto Labs, Inc. (A)	4,881	502,743
RBC Bearings, Inc. (A)(B)	4,600	581,440
REV Group, Inc.	4,569	148,630
Rexnord Corp. (A)	20,552	534,763
Sandvik AB	274,443	4,804,037
Schindler Holding AG	4,810	1,087,683
Schindler Holding AG,
Participation Certificates	9,939	2,285,876
SKF AB, B Shares	92,386	2,052,425
SMC Corp.	13,947	5,723,627
Snap-on, Inc.	15,674	2,731,978
Spartan Motors, Inc.	7,050	111,038
SPX Corp. (A)	8,381	263,080
SPX FLOW, Inc. (A)	8,218	390,766
Standex International Corp.	2,461	250,653
Stanley Black & Decker, Inc.	42,254	7,170,081
Sumitomo Heavy Industries, Ltd.	28,225	1,189,277
Sun Hydraulics Corp.	4,664	301,714
Tennant Company	3,529	256,382
Terex Corp.	36,192	1,745,178
The Eastern Company	1,384	36,192
The Gorman-Rupp Company	3,637	113,511
The Greenbrier Companies, Inc.	5,364	285,901
The Manitowoc Company, Inc. (A)	6,338	249,337
The Timken Company	30,941	1,520,750
The Toro Company	48,819	3,184,463
The Weir Group PLC	54,628	1,562,729
THK Company, Ltd.	29,552	1,104,648
Titan International, Inc.	10,147	130,693
TriMas Corp. (A)	9,074	242,730
Trinity Industries, Inc.	68,758	2,575,675
Twin Disc, Inc. (A)	1,869	49,659
Volvo AB, B Shares	378,796	7,053,892
Wabash National Corp.	11,465	248,791
Wabtec Corp. (B)	38,704	3,151,667
Wartsila OYJ ABP	36,262	2,287,993
Watts Water Technologies, Inc., Class A	5,497	417,497
Woodward, Inc.	35,411	2,710,358
Xylem, Inc.	49,990	3,409,318
Yangzijiang Shipbuilding Holdings, Ltd.	558,815	612,753
		272,824,217
Marine – 0.1%
A.P. Moller - Maersk A/S, Series A	919	1,531,086
A.P. Moller - Maersk A/S, Series B	1,581	2,755,659
Costamare, Inc. (B)	10,272	59,269
Eagle Bulk Shipping, Inc. (A)	8,697	38,963
Kirby Corp. (A)	24,338	1,625,778
Kuehne + Nagel International AG	13,245	2,343,295
Matson, Inc.	8,464	252,566
Mitsui OSK Lines, Ltd.	28,004	930,689
Nippon Yusen KK (A)	39,225	954,407
Safe Bulkers, Inc. (A)	10,542	34,051
Scorpio Bulkers, Inc.	12,117	89,666
		10,615,429

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Professional services – 0.6%
Acacia Research Corp. (A)	10,750	$43,538
Adecco Group AG	39,805	3,041,901
Barrett Business Services, Inc.	1,455	93,833
Bureau Veritas SA	64,949	1,773,933
Capita PLC	162,071	875,687
CBIZ, Inc. (A)	10,080	155,736
CRA International, Inc.	1,674	75,246
Equifax, Inc.	32,950	3,885,464
Experian PLC	226,667	4,996,353
Exponent, Inc.	5,052	359,197
Forrester Research, Inc.	2,036	89,991
Franklin Covey Company (A)	2,386	49,510
FTI Consulting, Inc. (A)	7,455	320,267
GP Strategies Corp. (A)	2,730	63,336
Heidrick & Struggles International, Inc.	3,783	92,873
Hill International, Inc. (A)	7,866	42,870
Huron Consulting Group, Inc. (A)	4,395	177,778
ICF International, Inc. (A)	3,552	186,480
IHS Markit, Ltd. (A)	101,046	4,562,227
Insperity, Inc.	7,140	409,479
Intertek Group PLC	39,009	2,728,039
Kelly Services, Inc., Class A	5,995	163,484
Kforce, Inc.	4,712	118,978
Korn/Ferry International	10,378	429,442
ManpowerGroup, Inc.	30,020	3,785,822
Mistras Group, Inc. (A)	3,653	85,736
Navigant Consulting, Inc. (A)	9,153	177,660
Nielsen Holdings PLC	91,731	3,339,008
On Assignment, Inc. (A)	9,872	634,473
Persol Holdings Company, Ltd.	43,200	1,081,571
Randstad Holding NV	29,162	1,789,350
Recruit Holdings Company, Ltd.	268,400	6,664,360
RELX NV	234,968	5,400,598
RELX PLC	259,805	6,091,960
Resources Connection, Inc.	6,104	94,307
Robert Half International, Inc.	34,508	1,916,574
RPX Corp.	9,294	124,911
SEEK, Ltd.	79,604	1,177,159
SGS SA	1,302	3,394,360
Teleperformance	14,064	2,013,258
The Dun & Bradstreet Corp.	16,741	1,982,302
TriNet Group, Inc. (A)	8,203	363,721
TrueBlue, Inc. (A)	8,101	222,778
Verisk Analytics, Inc. (A)	43,239	4,150,944
WageWorks, Inc. (A)	7,893	489,366
Willdan Group, Inc. (A)	1,645	39,381
Wolters Kluwer NV	73,225	3,817,189
		73,572,430
Road and rail – 1.1%
ArcBest Corp.	5,171	184,863
Aurizon Holdings, Ltd.	502,313	1,935,539
Avis Budget Group, Inc. (A)	46,796	2,053,408
Central Japan Railway Company	35,076	6,277,220
ComfortDelGro Corp., Ltd.	516,818	763,594
Covenant Transportation Group, Inc.,
Class A (A)	2,423	69,613
CSX Corp.	246,789	13,575,863
Daseke, Inc. (A)	4,944	70,650
DSV A/S	46,055	3,623,875
East Japan Railway Company	79,840	7,785,854
Genesee & Wyoming, Inc., Class A (A)	27,937	2,199,480
Hankyu Hanshin Holdings, Inc.	59,200	2,377,949
Heartland Express, Inc.	9,378	218,883
Hertz Global Holdings, Inc. (A)	10,943	241,840
J.B. Hunt Transport Services, Inc.	23,761	2,732,040

The accompanying notes are an integral part of the financial statements.	158

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Road and rail (continued)
Kansas City Southern	28,580	$3,007,188
Keikyu Corp.	57,079	1,095,238
Keio Corp.	28,015	1,230,547
Keisei Electric Railway Company, Ltd.	33,394	1,072,184
Kintetsu Group Holdings Company, Ltd.	44,474	1,702,020
Knight-Swift Transportation Holdings, Inc.	82,577	3,610,266
Kyushu Railway Company	38,900	1,204,045
Landstar System, Inc.	18,992	1,977,067
Marten Transport, Ltd.	7,861	159,578
MTR Corp., Ltd.	368,315	2,155,795
Nagoya Railroad Company, Ltd.	45,199	1,138,257
Nippon Express Company, Ltd.	19,446	1,291,355
Norfolk Southern Corp.	79,009	11,448,404
Odakyu Electric Railway Company, Ltd.	72,179	1,542,226
Old Dominion Freight Line, Inc.	30,973	4,074,498
Roadrunner Transportation Systems, Inc. (A)	6,425	49,537
Ryder System, Inc.	23,985	2,018,817
Saia, Inc. (A)	4,979	352,264
Schneider National, Inc., Class B (B)	8,240	235,334
Tobu Railway Company, Ltd.	47,073	1,519,211
Tokyu Corp.	130,208	2,075,525
Union Pacific Corp.	217,356	29,147,440
Universal Logistics Holdings, Inc.	1,773	42,109
Werner Enterprises, Inc.	29,614	1,144,581
West Japan Railway Company	40,325	2,941,869
YRC Worldwide, Inc. (A)	6,882	98,963
		120,444,989
Trading companies and distributors – 0.7%
AerCap Holdings NV (A)	33,781	1,777,218
Aircastle, Ltd.	9,274	216,919
Applied Industrial Technologies, Inc.	7,566	515,245
Ashtead Group PLC	120,871	3,241,938
Beacon Roofing Supply, Inc. (A)	13,159	839,018
BMC Stock Holdings, Inc. (A)	12,995	328,774
Brenntag AG	37,851	2,386,261
Bunzl PLC	82,306	2,299,645
CAI International, Inc. (A)	3,035	85,951
DXP Enterprises, Inc. (A)	3,377	99,858
Fastenal Company	78,945	4,317,502
Ferguson PLC	61,469	4,411,256
Foundation Building Materials, Inc. (A)	3,193	47,224
GATX Corp.	24,788	1,540,822
GMS, Inc. (A)	5,413	203,745
H&E Equipment Services, Inc.	6,250	254,063
Herc Holdings, Inc. (A)	4,843	303,220
Huttig Building Products, Inc. (A)	5,218	34,700
ITOCHU Corp.	364,204	6,789,313
Kaman Corp.	5,301	311,911
Marubeni Corp.	404,459	2,924,112
MISUMI Group, Inc.	68,800	1,997,409
Mitsubishi Corp.	367,806	10,141,795
Mitsui & Company, Ltd.	415,303	6,737,633
MRC Global, Inc. (A)	17,840	301,853
MSC Industrial Direct Company, Inc., Class A	20,177	1,950,309
Nexeo Solutions, Inc. (A)	5,627	51,206
NOW, Inc. (A)	70,349	775,949
Rexel SA	73,631	1,333,232
Rush Enterprises, Inc., Class A (A)	5,738	291,548
Rush Enterprises, Inc., Class B (A)	1,330	64,119
SiteOne Landscape Supply, Inc. (A)	6,687	512,893
Sojitz Corp.	1,051	3,220
Sumitomo Corp.	288,638	4,895,808
Textainer Group Holdings, Ltd. (A)	5,404	116,186
Titan Machinery, Inc. (A)	3,913	82,838
Toyota Tsusho Corp.	52,082	2,092,303

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors (continued)
Travis Perkins PLC	60,993	$1,289,591
Triton International, Ltd. (A)	9,319	348,997
United Rentals, Inc. (A)	23,466	4,034,040
Veritiv Corp. (A)	2,373	68,580
W.W. Grainger, Inc.	14,331	3,385,699
Watsco, Inc.	13,823	2,350,463
		75,754,366
Transportation infrastructure – 0.2%
Abertis Infraestructuras SA	168,182	3,741,992
Aena SME SA (C)	16,353	3,309,506
Aeroports de Paris	7,185	1,366,219
Atlantia SpA	110,080	3,470,424
Auckland International Airport, Ltd.	236,412	1,085,197
Fraport AG Frankfurt Airport
Services Worldwide	10,096	1,108,931
Getlink SE	114,446	1,471,964
Hutchison Port Holdings Trust	1,246,736	516,139
Japan Airport Terminal Company, Ltd.	11,500	425,772
Kamigumi Company, Ltd.	28,206	623,334
SATS, Ltd.	161,200	625,887
Sydney Airport	269,891	1,480,923
Transurban Group	498,703	4,826,471
		24,052,759
		1,366,654,028
Information technology – 17.0%
Communications equipment – 0.8%
Acacia Communications, Inc. (A)(B)	3,798	137,602
ADTRAN, Inc.	9,597	185,702
Aerohive Networks, Inc. (A)	7,221	42,098
Applied Optoelectronics, Inc. (A)(B)	3,753	141,938
ARRIS International PLC (A)	79,961	2,054,198
CalAmp Corp. (A)	6,880	147,438
Calix, Inc. (A)	9,401	55,936
Ciena Corp. (A)	92,524	1,936,527
Cisco Systems, Inc.	1,365,379	52,294,016
Clearfield, Inc. (A)	2,872	35,182
Comtech Telecommunications Corp.	4,758	105,247
Digi International, Inc. (A)	6,152	58,752
EMCORE Corp. (A)	5,706	36,804
Extreme Networks, Inc. (A)	21,980	275,190
F5 Networks, Inc. (A)	17,445	2,289,133
Finisar Corp. (A)	22,613	460,175
Harmonic, Inc. (A)	16,555	69,531
Harris Corp.	32,866	4,655,469
Infinera Corp. (A)(B)	30,011	189,970
InterDigital, Inc.	22,562	1,718,096
Juniper Networks, Inc.	102,978	2,934,873
KVH Industries, Inc. (A)	3,922	40,593
Lumentum Holdings, Inc. (A)(B)	12,215	597,314
Motorola Solutions, Inc.	44,596	4,028,803
NETGEAR, Inc. (A)	6,211	364,896
NetScout Systems, Inc. (A)	56,207	1,711,503
Nokia OYJ	1,421,423	6,641,364
Oclaro, Inc. (A)(B)	33,072	222,905
Plantronics, Inc.	21,519	1,084,127
Quantenna Communications, Inc. (A)	4,960	60,512
Ribbon Communications, Inc. (A)	9,844	76,094
Telefonaktiebolaget LM Ericsson, B Shares	746,496	4,926,668
Ubiquiti Networks, Inc. (A)	4,410	313,198
ViaSat, Inc. (A)(B)	35,069	2,624,915
Viavi Solutions, Inc. (A)	45,404	396,831
		92,913,600

The accompanying notes are an integral part of the financial statements.	159

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components – 1.2%
Alps Electric Company, Ltd. (B)	48,500	$1,379,600
Amphenol Corp., Class A	84,285	7,400,223
Anixter International, Inc. (A)	5,750	437,000
Arrow Electronics, Inc. (A)	39,852	3,204,499
Avnet, Inc.	54,780	2,170,384
AVX Corp.	8,899	153,953
Badger Meter, Inc.	5,505	263,139
Bel Fuse, Inc., Class B	2,144	53,975
Belden, Inc.	27,396	2,114,149
Benchmark Electronics, Inc. (A)	9,827	285,966
Cognex Corp.	78,448	4,797,880
Coherent, Inc. (A)	11,158	3,149,011
Control4 Corp. (A)	4,965	147,758
Corning, Inc.	240,154	7,682,526
CTS Corp.	6,370	164,028
Daktronics, Inc.	7,860	71,762
Electro Scientific Industries, Inc. (A)	6,374	136,595
ePlus, Inc. (A)	2,598	195,370
Fabrinet (A)	7,165	205,636
FARO Technologies, Inc. (A)	3,314	155,758
Fitbit, Inc., Class A (A)(B)	38,973	222,536
FLIR Systems, Inc.	38,514	1,795,523
Hamamatsu Photonics KK	34,200	1,147,086
Hexagon AB, B Shares	63,289	3,174,833
Hirose Electric Company, Ltd.	7,800	1,138,847
Hitachi High-Technologies Corp.	16,984	713,827
Hitachi, Ltd.	1,176,972	9,131,181
II-VI, Inc. (A)	11,957	561,381
Ingenico Group SA	14,288	1,525,323
Insight Enterprises, Inc. (A)	7,060	270,327
IPG Photonics Corp. (A)	17,002	3,640,638
Iteris, Inc. (A)	5,511	38,412
Itron, Inc. (A)	6,779	462,328
Jabil, Inc.	80,019	2,100,499
KEMET Corp. (A)	10,998	165,630
Keyence Corp.	23,700	13,239,559
Keysight Technologies, Inc. (A)	83,972	3,493,235
Kimball Electronics, Inc. (A)	5,346	97,565
Knowles Corp. (A)	58,026	850,661
Kyocera Corp.	78,063	5,096,498
Littelfuse, Inc.	14,717	2,911,317
Maxwell Technologies, Inc. (A)	8,190	47,174
Mesa Laboratories, Inc.	682	84,773
Methode Electronics, Inc.	7,023	281,622
MTS Systems Corp.	3,432	184,298
Murata Manufacturing Company, Ltd.	46,613	6,240,921
National Instruments Corp.	48,567	2,021,844
Nippon Electric Glass Company, Ltd.	20,324	773,559
Novanta, Inc. (A)	6,287	314,350
Omron Corp.	47,118	2,802,528
OSI Systems, Inc. (A)	3,515	226,296
Park Electrochemical Corp.	4,157	81,685
PC Connection, Inc.	2,427	63,612
Plexus Corp. (A)	6,590	400,145
Rogers Corp. (A)	3,541	573,359
Sanmina Corp. (A)	14,104	465,432
ScanSource, Inc. (A)	4,930	176,494
Shimadzu Corp.	61,092	1,385,957
SYNNEX Corp.	18,905	2,570,135
Systemax, Inc.	2,189	72,828
TDK Corp.	31,721	2,520,893
TE Connectivity, Ltd.	97,179	9,235,892
Tech Data Corp. (A)	22,629	2,216,963
Trimble, Inc. (A)	114,048	4,634,911
TTM Technologies, Inc. (A)	18,380	288,015

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and
components (continued)
VeriFone Systems, Inc. (A)	72,897	$1,291,006
Vishay Intertechnology, Inc.	85,748	1,779,271
Vishay Precision Group, Inc. (A)	2,178	54,777
Yaskawa Electric Corp.	62,010	2,716,975
Yokogawa Electric Corp.	54,692	1,044,215
Zebra Technologies Corp., Class A (A)	24,095	2,501,061
		132,997,409
Internet software and services – 2.9%
2U, Inc. (A)(B)	9,474	611,168
Actua Corp. (A)	6,277	97,921
Akamai Technologies, Inc. (A)	46,593	3,030,409
Alarm.com Holdings, Inc. (A)	4,027	152,019
Alphabet, Inc., Class A (A)	82,308	86,703,247
Alphabet, Inc., Class C (A)	83,355	87,222,672
Alteryx, Inc., Class A (A)	4,746	119,931
Amber Road, Inc. (A)	4,789	35,151
Appfolio, Inc., Class A (A)	1,876	77,854
Apptio, Inc., Class A (A)	4,866	114,448
Auto Trader Group PLC (C)	236,612	1,124,655
Bazaarvoice, Inc. (A)	17,713	96,536
Benefitfocus, Inc. (A)(B)	3,234	87,318
Blucora, Inc. (A)	8,680	191,828
Box, Inc., Class A (A)	16,072	339,441
Brightcove, Inc. (A)	7,754	55,053
Carbonite, Inc. (A)	5,038	126,454
Care.com, Inc. (A)	2,833	51,107
Cars.com, Inc. (A)	46,691	1,346,568
ChannelAdvisor Corp. (A)	5,535	49,815
Cimpress NV (A)(B)	4,928	590,769
Cloudera, Inc. (A)	19,458	321,446
CommerceHub, Inc., Series A (A)	3,049	67,048
CommerceHub, Inc., Series C (A)	5,615	115,613
Cornerstone OnDemand, Inc. (A)	10,607	374,745
Coupa Software, Inc. (A)	6,398	199,746
DeNA Company, Ltd.	25,000	514,677
eBay, Inc. (A)	268,311	10,126,057
Endurance International Group
Holdings, Inc. (A)	11,932	100,229
Envestnet, Inc. (A)	8,555	426,467
Etsy, Inc. (A)	24,031	491,434
Facebook, Inc., Class A (A)	658,551	116,207,909
Five9, Inc. (A)	10,471	260,518
Gogo, Inc. (A)(B)	11,691	131,874
GrubHub, Inc. (A)(B)	16,984	1,219,451
GTT Communications, Inc. (A)	6,140	288,273
Hortonworks, Inc. (A)	10,047	202,045
Instructure, Inc. (A)	4,358	144,250
Internap Corp. (A)(B)	4,411	69,297
j2 Global, Inc.	31,099	2,333,358
Kakaku.com, Inc. (B)	34,100	575,630
Limelight Networks, Inc. (A)	15,267	67,327
LivePerson, Inc. (A)	11,136	128,064
LogMeIn, Inc.	23,865	2,732,543
MINDBODY, Inc., Class A (A)	8,476	258,094
Mixi, Inc.	10,700	479,231
MuleSoft, Inc., Class A (A)	4,849	112,788
New Relic, Inc. (A)	6,039	348,873
NIC, Inc.	12,925	214,555
Nutanix, Inc., Class A (A)	21,309	751,782
Okta, Inc. (A)	3,996	102,338
Q2 Holdings, Inc. (A)	6,239	229,907
QuinStreet, Inc. (A)	7,479	62,674
Quotient Technology, Inc. (A)	14,988	176,109
REA Group, Ltd.	12,865	767,106

The accompanying notes are an integral part of the financial statements.	160

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
Reis, Inc.	2,087	$43,097
SendGrid, Inc. (A)(B)	1,747	41,876
Shutterstock, Inc. (A)	3,696	159,039
SPS Commerce, Inc. (A)	3,432	166,761
Stamps.com, Inc. (A)	3,228	606,864
TechTarget, Inc. (A)	4,144	57,684
The Meet Group, Inc. (A)	14,072	39,683
The Trade Desk, Inc., Class A (A)(B)	4,728	216,211
TrueCar, Inc. (A)	14,274	159,869
Tucows, Inc., Class A (A)(B)	1,811	126,861
Twilio, Inc., Class A (A)(B)	12,410	292,876
United Internet AG	30,121	2,063,925
VeriSign, Inc. (A)(B)	23,378	2,675,378
Web.com Group, Inc. (A)	7,555	164,699
XO Group, Inc. (A)	5,065	93,500
Yahoo Japan Corp. (B)	348,554	1,596,896
Yelp, Inc. (A)	15,778	662,045
Yext, Inc. (A)(B)	4,843	58,261
		332,051,347
IT services – 2.8%
Accenture PLC, Class A	170,684	26,130,014
Acxiom Corp. (A)	51,658	1,423,694
Alliance Data Systems Corp.	13,337	3,380,663
Amadeus IT Group SA	106,932	7,695,091
Atos SE	22,951	3,336,849
Automatic Data Processing, Inc.	122,485	14,354,017
Blackhawk Network Holdings, Inc. (A)	10,821	385,769
Broadridge Financial Solutions, Inc.	52,798	4,782,443
CACI International, Inc., Class A (A)	4,809	636,471
Capgemini SE	39,044	4,624,441
Cardtronics PLC, Class A (A)	9,283	171,921
Cass Information Systems, Inc.	2,431	141,509
Cognizant Technology Solutions Corp.,
Class A	162,866	11,566,743
Computershare, Ltd.	113,317	1,435,698
Convergys Corp.	60,372	1,418,742
CoreLogic, Inc. (A)	37,315	1,724,326
CSG Systems International, Inc.	6,635	290,746
CSRA, Inc.	45,955	1,374,974
DST Systems, Inc.	27,280	1,693,270
DXC Technology Company	78,513	7,450,884
EPAM Systems, Inc. (A)	9,810	1,053,888
Everi Holdings, Inc. (A)	13,132	99,015
EVERTEC, Inc.	12,099	165,151
ExlService Holdings, Inc. (A)	6,457	389,680
Fidelity National Information Services, Inc.	92,459	8,699,467
Fiserv, Inc. (A)	57,572	7,549,416
Fujitsu, Ltd.	481,232	3,411,708
Gartner, Inc. (A)	25,163	3,098,823
Global Payments, Inc.	43,956	4,406,149
IBM Corp.	237,777	36,479,747
Jack Henry & Associates, Inc.	34,987	4,092,080
Leidos Holdings, Inc.	64,419	4,159,535
ManTech International Corp., Class A	5,035	252,707
Mastercard, Inc., Class A	256,506	38,824,748
MAXIMUS, Inc.	42,143	3,016,596
MoneyGram International, Inc. (A)	5,863	77,274
Nomura Research Institute, Ltd.	32,300	1,499,249
NTT Data Corp.	154,610	1,834,265
Obic Company, Ltd.	15,700	1,153,123
Otsuka Corp.	12,800	980,293
Paychex, Inc.	88,056	5,994,852
PayPal Holdings, Inc. (A)	312,026	22,971,354
Perficient, Inc. (A)	6,901	131,602
Presidio, Inc. (A)	4,421	84,751

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
IT services (continued)
Sabre Corp.	94,481	$1,936,861
Science Applications International Corp.	28,156	2,155,905
ServiceSource International, Inc. (A)	16,998	52,524
Sykes Enterprises, Inc. (A)	7,687	241,756
Syntel, Inc. (A)	6,608	151,918
TeleTech Holdings, Inc.	2,747	110,567
Teradata Corp. (A)(B)	54,813	2,108,108
The Hackett Group, Inc.	4,861	76,366
The Western Union Company	125,532	2,386,363
Total System Services, Inc.	45,830	3,624,695
Travelport Worldwide, Ltd.	24,631	321,927
Unisys Corp. (A)(B)	10,808	88,085
Virtusa Corp. (A)	5,353	235,960
Visa, Inc., Class A	500,798	57,100,988
WEX, Inc. (A)	18,078	2,553,156
Wirecard AG	28,581	3,176,559
Worldpay Group PLC (C)	489,784	2,810,671
		323,576,147
Semiconductors and semiconductor equipment – 2.9%
Advanced Energy Industries, Inc. (A)	7,840	529,043
Advanced Micro Devices, Inc. (A)(B)	223,815	2,300,818
Alpha & Omega Semiconductor, Ltd. (A)	4,184	68,450
Ambarella, Inc. (A)(B)	6,408	376,470
Amkor Technology, Inc. (A)	20,311	204,126
Analog Devices, Inc.	101,505	9,036,990
Applied Materials, Inc.	294,638	15,061,895
ASM Pacific Technology, Ltd.	65,168	904,078
ASML Holding NV	94,578	16,443,163
Axcelis Technologies, Inc. (A)	5,905	169,474
AXT, Inc. (A)	7,664	66,677
Broadcom, Ltd.	112,293	28,848,072
Brooks Automation, Inc.	13,627	325,004
Cabot Microelectronics Corp.	4,884	459,487
CEVA, Inc. (A)	4,313	199,045
Cirrus Logic, Inc. (A)	41,472	2,150,738
Cohu, Inc.	5,443	119,474
Cree, Inc. (A)	63,770	2,368,418
Cypress Semiconductor Corp.	151,150	2,303,526
Diodes, Inc. (A)	7,818	224,142
Disco Corp.	7,000	1,551,476
DSP Group, Inc. (A)	4,793	59,913
Entegris, Inc.	28,057	854,336
First Solar, Inc. (A)	36,900	2,491,488
FormFactor, Inc. (A)	14,270	223,326
Ichor Holdings, Ltd. (A)	3,580	88,068
Impinj, Inc. (A)(B)	3,671	82,708
Infineon Technologies AG	276,597	7,532,896
Inphi Corp. (A)(B)	8,348	305,537
Integrated Device Technology, Inc. (A)	86,619	2,575,183
Intel Corp.	1,292,648	59,668,632
IXYS Corp. (A)	5,048	120,900
KLA-Tencor Corp.	43,027	4,520,847
Kopin Corp. (A)(B)	14,458	46,266
Lam Research Corp.	44,755	8,238,053
Lattice Semiconductor Corp. (A)	24,772	143,182
MACOM Technology Solutions
Holdings, Inc. (A)	8,095	263,411
MaxLinear, Inc. (A)	12,070	318,889
Microchip Technology, Inc.	64,734	5,688,824
Micron Technology, Inc. (A)	318,522	13,097,625
Microsemi Corp. (A)	53,270	2,751,396
MKS Instruments, Inc.	35,239	3,330,086
Monolithic Power Systems, Inc.	25,149	2,825,742
Nanometrics, Inc. (A)	4,956	123,504
NeoPhotonics Corp. (A)(B)	6,824	44,902

The accompanying notes are an integral part of the financial statements.	161

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
NVE Corp.	1,005	$86,430
NVIDIA Corp.	167,373	32,386,676
NXP Semiconductors NV (A)	84,300	9,870,687
PDF Solutions, Inc. (A)	5,746	90,212
Photronics, Inc. (A)	13,469	114,823
Pixelworks, Inc. (A)	6,470	40,955
Power Integrations, Inc.	5,672	417,176
Qorvo, Inc. (A)	35,397	2,357,440
QUALCOMM, Inc.	407,145	26,065,423
Rambus, Inc. (A)	21,518	305,986
Renesas Electronics Corp. (A)	122,400	1,419,526
Rohm Company, Ltd.	23,142	2,549,362
Rudolph Technologies, Inc. (A)	6,167	147,391
Semtech Corp. (A)	12,857	439,709
Sigma Designs, Inc. (A)	8,550	59,423
Silicon Laboratories, Inc. (A)	27,551	2,432,753
Skyworks Solutions, Inc.	50,453	4,790,512
SMART Global Holdings, Inc. (A)	1,283	43,237
STMicroelectronics NV	154,550	3,371,358
SUMCO Corp. (B)	57,100	1,449,579
SunPower Corp. (A)(B)	12,085	101,877
Synaptics, Inc. (A)	22,266	889,304
Teradyne, Inc.	88,859	3,720,526
Texas Instruments, Inc.	272,365	28,445,801
Tokyo Electron, Ltd.	38,260	6,901,699
Ultra Clean Holdings, Inc. (A)	6,515	150,431
Veeco Instruments, Inc. (A)	9,417	139,842
Versum Materials, Inc.	49,285	1,865,437
Xcerra Corp. (A)	10,675	104,508
Xilinx, Inc.	69,146	4,661,823
Xperi Corp.	9,841	240,120
		334,766,306
Software – 3.8%
8x8, Inc. (A)	17,472	246,355
A10 Networks, Inc. (A)	10,372	80,072
ACI Worldwide, Inc. (A)	76,832	1,741,781
Activision Blizzard, Inc.	208,829	13,223,052
Adobe Systems, Inc. (A)	136,147	23,858,400
Agilysys, Inc. (A)	3,775	46,357
American Software, Inc., Class A	5,808	67,547
ANSYS, Inc. (A)	23,586	3,481,058
Aspen Technology, Inc. (A)	14,397	953,081
Autodesk, Inc. (A)	60,368	6,328,377
Barracuda Networks, Inc. (A)	4,967	136,593
Blackbaud, Inc.	31,180	2,946,198
Blackline, Inc. (A)	3,235	106,108
Bottomline Technologies, Inc. (A)	7,868	272,862
BroadSoft, Inc. (A)(B)	6,219	341,423
CA, Inc.	86,028	2,863,012
Cadence Design Systems, Inc. (A)	77,870	3,256,523
Callidus Software, Inc. (A)	13,437	384,970
CDK Global, Inc.	59,499	4,241,089
Check Point Software Technologies, Ltd. (A)	31,726	3,287,448
Citrix Systems, Inc. (A)	39,286	3,457,168
CommVault Systems, Inc. (A)	27,344	1,435,560
Dassault Systemes SA	31,612	3,356,537
Digimarc Corp. (A)	2,064	74,614
Ebix, Inc. (B)	4,745	376,041
Electronic Arts, Inc. (A)	85,043	8,934,618
Ellie Mae, Inc. (A)	6,659	595,315
Everbridge, Inc. (A)	3,447	102,445
Fair Isaac Corp.	19,421	2,975,297
ForeScout Technologies, Inc. (A)	1,157	36,897
Fortinet, Inc. (A)	67,748	2,959,910
Glu Mobile, Inc. (A)	21,797	79,341

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
HubSpot, Inc. (A)(B)	6,755	$597,142
Imperva, Inc. (A)	6,833	271,270
Intuit, Inc.	67,091	10,585,618
Konami Holdings Corp.	22,409	1,232,321
LINE Corp. (A)	10,400	424,717
Manhattan Associates, Inc. (A)	31,224	1,546,837
Micro Focus International PLC	105,949	3,600,868
Microsoft Corp.	2,130,408	182,235,100
MicroStrategy, Inc., Class A (A)	1,892	248,420
Mitek Systems, Inc. (A)	6,318	56,546
MobileIron, Inc. (A)	12,699	49,526
Model N, Inc. (A)	4,946	77,900
Monotype Imaging Holdings, Inc.	8,218	198,054
Nexon Company, Ltd. (A)	48,153	1,396,450
Nice, Ltd.	14,764	1,349,081
Nintendo Company, Ltd.	27,639	9,952,709
Oracle Corp.	841,377	39,780,305
Oracle Corp. Japan	9,406	778,450
Park City Group, Inc. (A)(B)	3,256	31,095
Paycom Software, Inc. (A)(B)	9,699	779,121
Paylocity Holding Corp. (A)	5,255	247,826
Pegasystems, Inc.	7,224	340,612
Progress Software Corp.	9,412	400,669
Proofpoint, Inc. (A)	8,623	765,809
PROS Holdings, Inc. (A)	5,455	144,285
PTC, Inc. (A)	52,370	3,182,525
QAD, Inc., Class A	2,080	80,808
Qualys, Inc. (A)	6,334	375,923
Rapid7, Inc. (A)	4,299	80,219
RealPage, Inc. (A)	11,593	513,570
Red Hat, Inc. (A)	48,870	5,869,287
RingCentral, Inc., Class A (A)	12,839	621,408
Rosetta Stone, Inc. (A)	3,739	46,625
salesforce.com, Inc. (A)	189,277	19,349,788
SAP SE	239,421	26,785,273
Silver Spring Networks, Inc. (A)	8,460	137,390
Symantec Corp.	170,920	4,796,015
Synchronoss Technologies, Inc. (A)	8,964	80,138
Synopsys, Inc. (A)	41,818	3,564,566
Take-Two Interactive Software, Inc. (A)	51,666	5,671,893
The Sage Group PLC	261,342	2,809,557
The Ultimate Software Group, Inc. (A)	12,857	2,805,783
TiVo Corp.	23,780	370,968
Trend Micro, Inc.	29,164	1,650,772
Tyler Technologies, Inc. (A)	15,827	2,802,170
Ubisoft Entertainment SA (A)	15,349	1,179,289
Upland Software, Inc. (A)	1,785	38,663
Varonis Systems, Inc. (A)	3,906	189,636
VASCO Data Security International, Inc. (A)	6,237	86,694
Verint Systems, Inc. (A)	12,546	525,050
VirnetX Holding Corp. (A)(B)	10,833	40,082
Workiva, Inc. (A)	5,110	109,354
Zendesk, Inc. (A)	19,787	669,592
Zix Corp. (A)	12,114	53,059
		433,822,877
Technology hardware, storage and peripherals – 2.6%
3D Systems Corp. (A)(B)	73,482	634,884
Apple, Inc.	1,417,812	239,936,325
Avid Technology, Inc. (A)	7,428	40,037
Brother Industries, Ltd.	57,736	1,419,124
Canon, Inc.	259,877	9,682,521
Cray, Inc. (A)	8,106	196,165
Diebold Nixdorf, Inc. (B)	49,313	806,268
Electronics For Imaging, Inc. (A)	9,234	272,680
FUJIFILM Holdings Corp.	99,838	4,073,883

The accompanying notes are an integral part of the financial statements.	162

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Technology hardware, storage and peripherals (continued)
Hewlett Packard Enterprise Company	440,528	$6,325,982
HP, Inc.	461,210	9,690,022
Immersion Corp. (A)(B)	6,631	46,815
Konica Minolta, Inc.	114,786	1,101,362
NCR Corp. (A)	55,175	1,875,398
NEC Corp.	63,784	1,718,167
NetApp, Inc.	73,957	4,091,301
Pure Storage, Inc., Class A (A)	19,305	306,177
Quantum Corp. (A)	6,182	34,805
Ricoh Company, Ltd.	173,277	1,605,725
Seagate Technology PLC (B)	80,072	3,350,212
Seiko Epson Corp.	68,447	1,611,339
Stratasys, Ltd. (A)(B)	9,977	199,141
Super Micro Computer, Inc. (A)	7,680	160,704
USA Technologies, Inc. (A)	9,870	96,233
Western Digital Corp.	82,026	6,523,528
Xerox Corp.	58,439	1,703,497
		297,502,295
		1,947,629,981
Materials – 4.9%
Chemicals – 2.8%
A. Schulman, Inc.	5,669	211,170
Advanced Emissions Solutions, Inc. (B)	4,226	40,823
AdvanSix, Inc. (A)	5,848	246,025
AgroFresh Solutions, Inc. (A)	5,088	37,651
Air Liquide SA	104,055	13,081,190
Air Products & Chemicals, Inc.	60,198	9,877,288
Air Water, Inc.	35,407	745,357
Akzo Nobel NV	61,344	5,382,636
Albemarle Corp.	30,725	3,929,420
American Vanguard Corp.	5,731	112,614
Arkema SA	16,694	2,032,572
Asahi Kasei Corp.	306,257	3,941,340
Ashland Global Holdings, Inc.	28,151	2,004,351
Balchem Corp.	6,304	508,102
BASF SE	223,754	24,530,452
Cabot Corp.	28,063	1,728,400
Calgon Carbon Corp.	9,990	212,787
CF Industries Holdings, Inc.	64,056	2,724,942
Chase Corp.	1,383	166,652
Chr. Hansen Holding A/S	24,204	2,269,183
Clariant Ag (A)	56,608	1,581,762
Codexis, Inc. (A)	8,610	71,894
Core Molding Technologies, Inc.	1,670	36,239
Covestro AG (C)	29,591	3,046,879
Croda International PLC	32,194	1,919,169
Daicel Corp.	67,385	764,705
DowDuPont, Inc.	646,203	46,022,578
Eastman Chemical Company	39,633	3,671,601
Ecolab, Inc.	71,760	9,628,757
EMS-Chemie Holding AG (B)	2,002	1,335,663
Evonik Industries AG	39,954	1,500,638
Ferro Corp. (A)	16,507	389,400
Flotek Industries, Inc. (A)	11,493	53,557
FMC Corp.	37,173	3,518,796
Frutarom Industries, Ltd.	9,189	861,080
FutureFuel Corp.	5,049	71,140
GCP Applied Technologies, Inc. (A)	14,145	451,226
Givaudan SA	2,245	5,185,785
Hawkins, Inc.	2,099	73,885
HB Fuller Company	9,874	531,912
Hitachi Chemical Company, Ltd.	25,070	641,940
Incitec Pivot, Ltd.	405,502	1,228,696
Ingevity Corp. (A)	8,362	589,270

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Innophos Holdings, Inc.	3,835	$179,210
Innospec, Inc.	4,741	334,715
International Flavors & Fragrances, Inc.	21,972	3,353,147
Intrepid Potash, Inc. (A)	18,643	88,741
Israel Chemicals, Ltd.	121,917	493,667
Johnson Matthey PLC	47,389	1,963,723
JSR Corp.	46,990	923,084
K+S AG	45,931	1,140,368
Kaneka Corp.	67,234	612,808
Kansai Paint Company, Ltd. (B)	49,654	1,288,484
KMG Chemicals, Inc.	2,563	169,363
Koninklijke DSM NV	44,046	4,207,443
Koppers Holdings, Inc. (A)	4,061	206,705
Kraton Corp. (A)	5,898	284,107
Kronos Worldwide, Inc.	4,432	114,213
Kuraray Company, Ltd.	87,006	1,638,143
LANXESS AG	22,414	1,776,743
Linde AG	45,476	9,856,342
LSB Industries, Inc. (A)(B)	4,641	40,655
LyondellBasell Industries NV, Class A	89,330	9,854,886
Minerals Technologies, Inc.	22,974	1,581,760
Mitsubishi Chemical Holdings Corp.	347,059	3,797,495
Mitsubishi Gas Chemical Company, Inc.	44,470	1,273,396
Mitsui Chemicals, Inc.	44,718	1,433,993
Monsanto Company	121,306	14,166,115
NewMarket Corp.	4,188	1,664,269
Nippon Paint Holdings Company, Ltd. (B)	39,800	1,257,535
Nissan Chemical Industries, Ltd.	29,600	1,179,107
Nitto Denko Corp.	40,387	3,572,177
Novozymes A/S, B Shares	55,342	3,159,326
Olin Corp.	75,315	2,679,708
OMNOVA Solutions, Inc. (A)	8,962	89,620
Orica, Ltd.	91,900	1,292,021
PolyOne Corp.	52,418	2,280,183
PPG Industries, Inc.	70,283	8,210,460
PQ Group Holdings, Inc. (A)	5,754	94,653
Praxair, Inc.	79,079	12,231,940
Quaker Chemical Corp.	2,520	379,991
Rayonier Advanced Materials, Inc.	8,529	174,418
RPM International, Inc.	60,492	3,170,991
Sensient Technologies Corp.	28,361	2,074,607
Shin-Etsu Chemical Company, Ltd.	94,746	9,599,946
Sika AG	522	4,141,547
Solvay SA	17,888	2,487,083
Stepan Company	3,929	310,273
Sumitomo Chemical Company, Ltd.	384,844	2,753,808
Symrise AG	30,212	2,590,344
Taiyo Nippon Sanso Corp.	31,757	443,141
Teijin, Ltd.	44,848	996,518
The Chemours Company	83,879	4,198,983
The Mosaic Company	96,196	2,468,389
The Scotts Miracle-Gro Company	18,522	1,981,669
The Sherwin-Williams Company	22,704	9,309,548
Toray Industries, Inc.	355,872	3,349,575
Tosoh Corp.	71,700	1,617,566
Trecora Resources (A)	4,560	61,560
Tredegar Corp.	5,308	101,914
Trinseo SA	8,692	631,039
Tronox, Ltd., Class A	17,752	364,094
Umicore SA	46,624	2,207,598
Valhi, Inc.	5,338	32,935
Valvoline, Inc.	91,789	2,300,232
Yara International ASA	43,486	1,996,632
		315,194,233

The accompanying notes are an integral part of the financial statements.	163

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Construction materials – 0.3%
Boral, Ltd.	286,931	$1,737,023
CRH PLC	2,413	86,603
CRH PLC	201,231	7,242,486
Eagle Materials, Inc.	22,027	2,495,659
Fletcher Building, Ltd.	168,280	906,382
Forterra, Inc. (A)	3,959	43,945
HeidelbergCement AG	36,112	3,893,788
Imerys SA	8,641	813,734
James Hardie Industries PLC	107,873	1,894,559
LafargeHolcim, Ltd. (A)	110,789	6,239,838
Martin Marietta Materials, Inc.	17,492	3,866,432
Summit Materials, Inc., Class A (A)	21,833	686,414
Taiheiyo Cement Corp.	29,370	1,264,487
U.S. Concrete, Inc. (A)	3,081	257,726
United States Lime & Minerals, Inc.	436	33,616
Vulcan Materials Company	36,325	4,663,040
		36,125,732
Containers and packaging – 0.3%
Amcor, Ltd.	283,460	3,396,506
AptarGroup, Inc.	28,219	2,434,735
Avery Dennison Corp.	24,450	2,808,327
Ball Corp.	96,225	3,642,116
Bemis Company, Inc.	41,135	1,965,842
Greif, Inc., Class A	16,714	1,012,534
Greif, Inc., Class B	1,143	79,267
International Paper Company	113,752	6,590,791
Myers Industries, Inc.	4,661	90,890
Owens-Illinois, Inc. (A)	73,835	1,636,922
Packaging Corp. of America	26,227	3,161,665
Sealed Air Corp.	50,181	2,473,923
Silgan Holdings, Inc.	33,499	984,536
Sonoco Products Company	45,026	2,392,682
Toyo Seikan Group Holdings, Ltd.	38,829	623,294
UFP Technologies, Inc. (A)	1,444	40,143
WestRock Company	70,650	4,465,787
		37,799,960
Metals and mining – 1.4%
AK Steel Holding Corp. (A)(B)	62,835	355,646
Allegheny Technologies, Inc. (A)(B)	81,908	1,977,259
Alumina, Ltd.	599,097	1,129,036
Anglo American PLC	324,764	6,754,758
Antofagasta PLC	96,175	1,297,987
ArcelorMittal (A)	161,448	5,237,896
BHP Billiton PLC	514,199	10,397,281
BHP Billiton, Ltd.	782,031	17,963,956
BlueScope Steel, Ltd.	135,212	1,610,449
Boliden AB	66,975	2,290,392
Carpenter Technology Corp.	30,365	1,548,311
Century Aluminum Company (A)	9,897	194,377
Cleveland-Cliffs, Inc. (A)	59,086	426,010
Coeur Mining, Inc. (A)	36,877	276,578
Commercial Metals Company	75,216	1,603,605
Compass Minerals International, Inc. (B)	21,977	1,587,838
Ferroglobe Plc (A)(D)	15,626	0
Fortescue Metals Group, Ltd.	381,218	1,442,669
Freeport-McMoRan, Inc. (A)	370,378	7,022,367
Fresnillo PLC	53,631	1,030,464
Glencore PLC (A)	2,979,488	15,594,528
Gold Resource Corp.	11,176	49,174
Haynes International, Inc.	2,628	84,227
Hecla Mining Company	77,151	306,289
Hitachi Metals, Ltd.	53,464	764,670
JFE Holdings, Inc.	127,933	3,057,267
Kaiser Aluminum Corp.	3,245	346,728

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Klondex Mines, Ltd. (A)	36,740	$95,891
Kobe Steel, Ltd. (A)	73,884	681,850
Maruichi Steel Tube, Ltd.	14,061	410,872
Materion Corp.	3,921	190,561
Mitsubishi Materials Corp.	27,669	981,848
Newcrest Mining, Ltd.	185,984	3,310,884
Newmont Mining Corp.	146,504	5,496,830
Nippon Steel & Sumitomo Metal Corp.	184,600	4,716,407
Norsk Hydro ASA	329,314	2,496,467
Nucor Corp.	87,835	5,584,549
Olympic Steel, Inc.	1,909	41,024
Randgold Resources, Ltd.	23,075	2,291,233
Reliance Steel & Aluminum Company	33,030	2,833,644
Rio Tinto PLC	300,615	15,769,541
Rio Tinto, Ltd.	103,164	6,065,532
Royal Gold, Inc.	29,651	2,434,940
Ryerson Holding Corp. (A)	3,491	36,306
Schnitzer Steel Industries, Inc., Class A	5,306	177,751
South32, Ltd.	1,269,891	3,442,103
Steel Dynamics, Inc.	107,339	4,629,531
Sumitomo Metal Mining Company, Ltd.	60,507	2,768,211
SunCoke Energy, Inc. (A)	12,901	154,683
thyssenkrupp AG	105,438	3,040,371
TimkenSteel Corp. (A)	7,981	121,231
United States Steel Corp.	79,121	2,784,268
voestalpine AG	27,836	1,661,892
Warrior Met Coal, Inc.	6,512	163,777
Worthington Industries, Inc.	29,036	1,279,326
		158,011,285
Paper and forest products – 0.1%
Boise Cascade Company	7,664	305,794
Clearwater Paper Corp. (A)	3,302	149,911
Deltic Timber Corp.	2,184	199,945
Domtar Corp.	28,400	1,406,368
KapStone Paper and Packaging Corp.	17,247	391,334
Louisiana-Pacific Corp. (A)	94,229	2,474,454
Mondi PLC	89,949	2,337,654
Neenah Paper, Inc.	3,282	297,513
Oji Holdings Corp.	208,338	1,383,540
PH Glatfelter Company	8,820	189,101
Schweitzer-Mauduit International, Inc.	6,046	274,247
Stora Enso OYJ, R Shares	134,996	2,138,712
UPM-Kymmene OYJ	129,550	4,021,856
Verso Corp., Class A (A)	6,937	121,883
		15,692,312
		562,823,522
Real estate – 3.6%
Equity real estate investment trusts – 2.9%
Acadia Realty Trust	16,518	451,932
Agree Realty Corp.	5,475	281,634
Alexander & Baldwin, Inc.	30,253	839,218
Alexander’s, Inc.	423	167,445
Alexandria Real Estate Equities, Inc.	26,449	3,453,975
Altisource Residential Corp.	10,774	127,780
American Assets Trust, Inc.	7,979	305,117
American Campus Communities, Inc.	61,801	2,535,695
American Tower Corp.	118,428	16,896,123
Apartment Investment & Management
Company, Class A	43,497	1,901,254
Armada Hoffler Properties, Inc.	8,934	138,745
Ascendas Real Estate Investment Trust	601,278	1,220,323
Ashford Hospitality Prime, Inc.	6,305	61,348
Ashford Hospitality Trust, Inc.	16,769	112,855
AvalonBay Communities, Inc.	38,082	6,794,210

The accompanying notes are an integral part of the financial statements.	164

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
BGP Holdings PLC (A)(D)	1,525,695	$2
Bluerock Residential Growth REIT, Inc.	5,359	54,179
Boston Properties, Inc.	42,459	5,520,944
Camden Property Trust	41,977	3,864,403
CapitaLand Commercial Trust	624,094	898,955
CapitaLand Mall Trust	605,803	963,791
CareTrust REIT, Inc.	14,883	249,439
CatchMark Timber Trust, Inc., Class A	9,430	123,816
CBL & Associates Properties, Inc.	34,165	193,374
Cedar Realty Trust, Inc.	19,017	115,623
Chatham Lodging Trust	8,687	197,716
Chesapeake Lodging Trust	11,694	316,790
City Office REIT, Inc.	6,767	88,039
Clipper Realty, Inc.	4,238	42,338
Community Healthcare Trust, Inc.	3,677	103,324
CoreCivic, Inc.	53,546	1,204,785
CorEnergy Infrastructure Trust, Inc.	2,510	95,882
CoreSite Realty Corp.	15,489	1,764,197
Corporate Office Properties Trust	45,123	1,317,592
Cousins Properties, Inc.	272,531	2,520,912
Crown Castle International Corp.	112,165	12,451,437
CyrusOne, Inc.	41,355	2,461,863
Daiwa House REIT Investment Corp.	354	840,896
DCT Industrial Trust, Inc.	42,189	2,479,869
Dexus	248,950	1,889,174
DiamondRock Hospitality Company	39,322	443,945
Digital Realty Trust, Inc.	56,969	6,488,769
Douglas Emmett, Inc.	72,187	2,963,998
Duke Realty Corp.	98,404	2,677,573
Easterly Government Properties, Inc.	8,349	178,168
EastGroup Properties, Inc.	6,510	575,354
Education Realty Trust, Inc.	49,278	1,720,788
EPR Properties	29,031	1,900,369
Equinix, Inc.	21,539	9,761,906
Equity Residential	101,267	6,457,797
Essex Property Trust, Inc.	18,121	4,373,866
Extra Space Storage, Inc.	34,951	3,056,465
Farmland Partners, Inc.	7,668	66,558
Federal Realty Investment Trust	19,906	2,643,716
First Industrial Realty Trust, Inc.	77,656	2,443,834
Fonciere Des Regions	8,024	908,400
Four Corners Property Trust, Inc.	11,588	297,812
Franklin Street Properties Corp.	20,912	224,595
Gecina SA	11,561	2,134,708
Getty Realty Corp.	5,894	160,081
GGP, Inc.	173,650	4,061,674
Gladstone Commercial Corp.	5,799	122,127
Global Medical REIT, Inc.	4,193	34,383
Global Net Lease, Inc.	13,788	283,757
Goodman Group	438,010	2,870,055
Government Properties Income Trust	18,942	351,185
Gramercy Property Trust	31,473	839,070
Hammerson PLC	193,672	1,428,899
HCP, Inc.	130,520	3,403,962
Healthcare Realty Trust, Inc.	80,450	2,584,054
Hersha Hospitality Trust	7,803	135,772
Highwoods Properties, Inc.	46,772	2,381,163
Hospitality Properties Trust	74,450	2,222,333
Host Hotels & Resorts, Inc.	202,894	4,027,446
ICADE	8,138	799,674
Independence Realty Trust, Inc.	16,911	170,632
InfraREIT, Inc.	4,498	83,573
Investors Real Estate Trust	25,551	145,130
Iron Mountain, Inc.	73,624	2,777,834
iStar, Inc. (A)	13,220	149,386

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Japan Prime Realty Investment Corp.	204	$647,701
Japan Real Estate Investment Corp.	304	1,443,846
Japan Retail Fund Investment Corp.	648	1,187,793
JBG SMITH Properties	42,301	1,469,114
Jernigan Capital, Inc.	2,790	53,038
Keppel REIT	21,160	19,935
Kilroy Realty Corp.	44,567	3,326,927
Kimco Realty Corp.	117,234	2,127,797
Kite Realty Group Trust	16,690	327,124
Klepierre SA	53,923	2,370,149
Lamar Advertising Company, Class A	38,057	2,825,352
Land Securities Group PLC	181,608	2,467,460
LaSalle Hotel Properties	73,497	2,063,061
Lexington Realty Trust	42,877	413,763
Liberty Property Trust	66,780	2,872,208
Life Storage, Inc.	21,081	1,877,685
Link REIT	536,106	4,959,951
LTC Properties, Inc.	7,679	334,420
Mack-Cali Realty Corp.	58,770	1,267,081
MedEquities Realty Trust, Inc.	6,839	76,734
Medical Properties Trust, Inc.	164,963	2,273,190
Mid-America Apartment Communities, Inc.	31,638	3,181,517
Mirvac Group	907,138	1,658,976
Monmouth Real Estate Investment Corp.	13,781	245,302
National Health Investors, Inc.	7,825	589,849
National Retail Properties, Inc.	68,880	2,970,794
National Storage Affiliates Trust	8,716	237,598
New Senior Investment Group, Inc.	17,383	131,415
NexPoint Residential Trust, Inc.	3,560	99,466
Nippon Building Fund, Inc.	329	1,609,238
Nippon Prologis REIT, Inc.	445	940,269
Nomura Real Estate Master Fund, Inc.	913	1,133,420
NorthStar Realty Europe Corp.	11,317	151,987
Omega Healthcare Investors, Inc.	89,727	2,471,082
One Liberty Properties, Inc.	3,276	84,914
Pebblebrook Hotel Trust	13,504	501,944
Pennsylvania Real Estate Investment Trust	14,469	172,036
Physicians Realty Trust	35,551	639,562
Potlatch Corp.	26,437	1,319,206
Preferred Apartment Communities, Inc.,
Class A	7,392	149,688
Prologis, Inc.	146,950	9,479,745
PS Business Parks, Inc.	3,796	474,842
Public Storage	41,330	8,637,970
QTS Realty Trust, Inc., Class A	9,677	524,106
Quality Care Properties, Inc. (A)	61,529	849,715
Ramco-Gershenson Properties Trust	15,997	235,636
Rayonier, Inc.	58,406	1,847,382
Realty Income Corp.	77,742	4,432,849
Regency Centers Corp.	41,224	2,851,876
Retail Opportunity Investments Corp.	21,590	430,721
Rexford Industrial Realty, Inc.	15,197	443,145
RLJ Lodging Trust	33,322	732,084
Ryman Hospitality Properties, Inc.	8,637	596,126
Sabra Health Care REIT, Inc.	115,885	2,175,161
Safety Income and Growth, Inc.	2,676	47,098
Saul Centers, Inc.	2,410	148,818
SBA Communications Corp. (A)	32,453	5,301,522
Scentre Group	1,292,055	4,214,641
Segro PLC	244,827	1,937,936
Select Income REIT	12,568	315,834
Senior Housing Properties Trust	107,646	2,061,421
Seritage Growth Properties, Class A	5,164	208,935
Simon Property Group, Inc.	85,824	14,739,414
SL Green Realty Corp.	26,933	2,718,348

The accompanying notes are an integral part of the financial statements.	165

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
STAG Industrial, Inc.	18,813	$514,159
Stockland	591,946	2,064,906
Summit Hotel Properties, Inc.	20,597	313,692
Sunstone Hotel Investors, Inc.	43,932	726,196
Suntec Real Estate Investment Trust	606,400	972,475
Tanger Factory Outlet Centers, Inc.	42,821	1,135,185
Taubman Centers, Inc.	27,503	1,799,521
Terreno Realty Corp.	10,543	369,638
The British Land Company PLC	235,278	2,191,229
The GEO Group, Inc.	80,359	1,896,472
The GPT Group	440,995	1,754,201
The Macerich Company	29,839	1,959,826
Tier REIT, Inc.	9,483	193,358
UDR, Inc.	74,552	2,871,743
UMH Properties, Inc.	6,982	104,032
Unibail-Rodamco SE	138	34,728
Unibail-Rodamco SE	24,144	6,075,877
United Urban Investment Corp.	738	1,061,132
Uniti Group, Inc.	74,709	1,329,073
Universal Health Realty Income Trust	2,473	185,747
Urban Edge Properties	68,372	1,742,802
Urstadt Biddle Properties, Inc., Class A	6,076	132,092
Ventas, Inc.	98,124	5,888,421
Vicinity Centres	823,560	1,744,374
Vornado Realty Trust	48,001	3,752,718
Washington Prime Group, Inc.	121,942	868,227
Washington Real Estate Investment Trust	15,504	482,484
Weingarten Realty Investors	54,101	1,778,300
Welltower, Inc.	102,615	6,543,759
Westfield Corp.	477,498	3,527,845
Weyerhaeuser Company	207,701	7,323,537
Whitestone REIT	7,721	111,260
Xenia Hotels & Resorts, Inc.	21,122	456,024
		333,400,755
Real estate management and development – 0.7%
Aeon Mall Company, Ltd.	28,431	555,277
Altisource Portfolio Solutions SA (A)(B)	2,267	63,476
Azrieli Group, Ltd.	10,262	573,489
CapitaLand, Ltd.	628,184	1,652,556
CBRE Group, Inc., Class A (A)	83,766	3,627,905
City Developments, Ltd.	98,613	917,112
CK Asset Holdings, Ltd.	630,062	5,492,353
Consolidated-Tomoka Land Company	884	56,134
Daito Trust Construction Company, Ltd.	16,911	3,445,297
Daiwa House Industry Company, Ltd.	137,666	5,279,130
Deutsche Wohnen SE	86,080	3,754,530
Forestar Group, Inc. (A)(B)	2,079	45,738
FRP Holdings, Inc. (A)	1,382	61,154
Global Logistic Properties, Ltd.	652,686	1,643,545
Hang Lung Group, Ltd.	213,000	783,148
Hang Lung Properties, Ltd.	489,313	1,191,953
Henderson Land Development Company, Ltd.	294,281	1,934,898
HFF, Inc., Class A	7,258	353,029
Hongkong Land Holdings, Ltd.	288,234	2,027,390
Hulic Company, Ltd.	71,169	798,038
Hysan Development Company, Ltd.	150,279	796,422
Jones Lang LaSalle, Inc.	20,551	3,060,660
Kennedy-Wilson Holdings, Inc.	24,198	419,835
Kerry Properties, Ltd.	157,564	707,824
LendLease Group	135,685	1,725,005
Marcus & Millichap, Inc. (A)	3,211	104,711
Mitsubishi Estate Company, Ltd.	304,524	5,287,461
Mitsui Fudosan Company, Ltd.	216,926	4,851,650
New World Development Company, Ltd.	1,440,569	2,159,092
Nomura Real Estate Holdings, Inc.	30,463	680,615

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate management and development (continued)
RE/MAX Holdings, Inc., Class A	3,522	$170,817
Redfin Corp. (A)(B)	2,305	72,193
Sino Land Company, Ltd.	773,722	1,368,797
Sumitomo Realty & Development
Company, Ltd.	86,483	2,838,284
Sun Hung Kai Properties, Ltd.	352,314	5,865,691
Swire Pacific, Ltd., Class A	120,518	1,115,071
Swire Properties, Ltd.	288,087	928,223
Swiss Prime Site AG (A)	17,508	1,617,292
Tejon Ranch Company (A)	3,967	82,355
The RMR Group, Inc., Class A	1,307	77,505
The St. Joe Company (A)	9,072	163,750
The Wharf Holdings, Ltd.	297,061	1,024,412
Tokyo Tatemono Company, Ltd.	50,900	686,037
Tokyu Fudosan Holdings Corp.	123,181	888,975
UOL Group, Ltd.	116,770	772,346
Vonovia SE	118,114	5,852,223
Wharf Real Estate Investment
Company, Ltd. (A)	297,061	1,977,149
Wheelock & Company, Ltd.	199,285	1,420,551
		80,971,098
		414,371,853
Telecommunication services – 2.4%
Diversified telecommunication services – 1.9%
AT&T, Inc.	1,695,409	65,917,502
ATN International, Inc.	2,076	114,720
Bezeq The Israeli Telecommunication
Corp., Ltd.	512,343	774,220
BT Group PLC	2,053,321	7,526,008
CenturyLink, Inc.	270,155	4,506,185
Cincinnati Bell, Inc. (A)	8,324	173,555
Cogent Communications Holdings, Inc.	8,142	368,833
Consolidated Communications Holdings, Inc.	13,215	161,091
Deutsche Telekom AG	811,926	14,351,940
Elisa OYJ	34,787	1,364,467
Frontier Communications Corp. (B)	16,234	109,742
General Communication, Inc., Class A (A)	5,188	202,436
Globalstar, Inc. (A)(B)	115,146	150,841
Hawaiian Telcom Holdco, Inc. (A)	1,338	41,291
HKT Trust & HKT, Ltd.	916,421	1,168,834
IDT Corp., Class B (A)	3,685	39,061
Iliad SA	6,476	1,551,755
Iridium Communications, Inc. (A)(B)	16,713	197,213
Koninklijke KPN NV	836,628	2,920,902
Nippon Telegraph & Telephone Corp.	168,558	7,924,598
Ooma, Inc. (A)	4,250	50,788
Orange SA	486,060	8,423,812
ORBCOMM, Inc. (A)	14,072	143,253
PCCW, Ltd.	1,016,317	589,842
pdvWireless, Inc. (A)	2,100	67,410
Proximus SADP	37,110	1,217,635
Singapore Telecommunications, Ltd.	1,437,549	3,832,684
Singapore Telecommunications, Ltd.	550,205	1,470,593
Spark New Zealand, Ltd.	442,885	1,139,116
Straight Path Communications, Inc.,
Class B (A)	1,900	345,401
Swisscom AG	6,275	3,336,776
TDC A/S	195,027	1,197,992
Telecom Italia SpA	1,438,359	1,020,293
Telecom Italia SpA (Milan Stock
Exchange) (A)	2,779,977	2,400,778
Telefonica Deutschland Holding AG	181,720	909,461
Telefonica SA	1,104,530	10,755,625
Telenor ASA	182,196	3,900,232

The accompanying notes are an integral part of the financial statements.	166

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Diversified telecommunication services (continued)
Telia Company AB	636,338	$2,836,400
Telstra Corp., Ltd.	1,018,372	2,878,782
TPG Telecom, Ltd.	90,473	462,951
Verizon Communications, Inc.	1,126,441	59,622,522
Vonage Holdings Corp. (A)	40,290	409,749
Windstream Holdings, Inc.	37,638	69,630
		216,646,919
Wireless telecommunication services – 0.5%
Boingo Wireless, Inc. (A)	7,579	170,528
Drillisch AG	12,902	1,064,124
KDDI Corp.	441,143	10,957,780
Millicom International Cellular SA	16,199	1,093,512
NTT DOCOMO, Inc.	332,552	7,862,857
Shenandoah Telecommunications Company	9,208	311,230
SoftBank Group Corp.	201,087	15,920,173
Spok Holdings, Inc.	4,270	66,826
StarHub, Ltd.	138,811	295,381
Tele2 AB, B Shares	88,602	1,088,920
Telephone & Data Systems, Inc.	41,557	1,155,285
Vodafone Group PLC	6,496,354	20,534,932
		60,521,548
		277,168,467
Utilities – 3.1%
Electric utilities – 1.7%
ALLETE, Inc.	10,026	745,533
Alliant Energy Corp.	64,317	2,740,547
American Electric Power Company, Inc.	135,914	9,999,193
AusNet Services	426,413	599,240
Chubu Electric Power Company, Inc.	157,829	1,957,664
CK Infrastructure Holdings, Ltd.	162,343	1,393,091
CLP Holdings, Ltd.	398,834	4,080,235
Duke Energy Corp.	193,346	16,262,332
Edison International	89,719	5,673,830
EDP - Energias de Portugal SA	581,228	2,010,556
El Paso Electric Company	8,010	443,354
Electricite de France SA	140,605	1,756,369
Endesa SA	77,778	1,663,501
Enel SpA	1,981,072	12,182,144
Entergy Corp.	49,919	4,062,907
Eversource Energy	87,162	5,506,895
Exelon Corp.	265,263	10,454,015
FirstEnergy Corp.	123,431	3,779,457
Fortum OYJ	108,830	2,153,891
Great Plains Energy, Inc.	97,693	3,149,622
Hawaiian Electric Industries, Inc.	49,280	1,781,472
HK Electric Investments & HK Electric
Investments, Ltd. (B)(C)	641,000	586,597
Iberdrola SA	1,385,348	10,724,370
IDACORP, Inc.	32,724	2,989,665
Kyushu Electric Power Company, Inc. (B)	103,918	1,088,496
Mercury NZ, Ltd.	171,090	408,221
MGE Energy, Inc.	6,984	440,690
NextEra Energy, Inc.	129,788	20,271,588
OGE Energy Corp.	90,466	2,977,236
Orsted A/S (C)	45,653	2,488,489
Otter Tail Corp.	7,919	352,000
PG&E Corp.	141,418	6,339,769
Pinnacle West Capital Corp.	30,868	2,629,336
PNM Resources, Inc.	51,806	2,095,553
Portland General Electric Company	17,509	798,060
Power Assets Holdings, Ltd.	339,736	2,863,606
PPL Corp.	188,153	5,823,335
Red Electrica Corp. SA	104,376	2,342,952
SSE PLC	242,755	4,315,648

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
Terna Rete Elettrica Nazionale SpA	344,307	$2,001,476
The Chugoku Electric Power Company, Inc.	67,336	722,866
The Kansai Electric Power Company, Inc.	172,424	2,108,750
The Southern Company	276,672	13,305,156
Tohoku Electric Power Company, Inc.	110,765	1,414,125
Tokyo Electric Power Company
Holdings, Inc. (A)	354,028	1,397,233
Westar Energy, Inc.	64,346	3,397,469
Xcel Energy, Inc.	139,989	6,734,871
		193,013,405
Gas utilities – 0.3%
APA Group	272,690	1,768,249
Atmos Energy Corp.	50,201	4,311,764
Chesapeake Utilities Corp.	3,144	246,961
Gas Natural SDG SA	85,756	1,979,116
Hong Kong & China Gas Company, Ltd.	2,038,273	3,991,533
National Fuel Gas Company	38,769	2,128,806
New Jersey Resources Corp.	56,138	2,256,748
Northwest Natural Gas Company	5,566	332,012
ONE Gas, Inc.	33,679	2,467,324
Osaka Gas Company, Ltd.	91,875	1,766,696
RGC Resources, Inc.	1,555	42,109
South Jersey Industries, Inc.	15,863	495,401
Southwest Gas Holdings, Inc.	30,920	2,488,442
Spire, Inc. (B)	9,147	687,397
Toho Gas Company, Ltd.	17,684	484,153
Tokyo Gas Company, Ltd.	94,396	2,156,800
UGI Corp.	78,438	3,682,664
WGL Holdings, Inc.	33,275	2,856,326
		34,142,501
Independent power and renewable electricity producers –
0.1%
AES Corp.	183,681	1,989,265
Atlantic Power Corp. (A)	30,475	71,616
Dynegy, Inc. (A)	22,344	264,776
Electric Power Development Company, Ltd.	35,848	964,296
Meridian Energy, Ltd.	314,378	652,045
NRG Energy, Inc.	83,268	2,371,473
NRG Yield, Inc., Class A	7,485	141,092
NRG Yield, Inc., Class C	12,657	239,217
Ormat Technologies, Inc.	8,003	511,872
Pattern Energy Group, Inc.	15,895	341,584
TerraForm Power, Inc., Class A (B)	9,239	110,498
Uniper SE	48,956	1,525,180
		9,182,914
Multi-utilities – 0.9%
AGL Energy, Ltd.	159,113	3,015,196
Ameren Corp.	67,508	3,982,297
Avista Corp.	12,673	652,533
Black Hills Corp.	34,825	2,093,331
CenterPoint Energy, Inc.	119,894	3,400,194
Centrica PLC	1,364,421	2,531,050
CMS Energy Corp.	78,478	3,712,009
Consolidated Edison, Inc.	85,451	7,259,062
Dominion Energy, Inc.	177,765	14,409,631
DTE Energy Company	49,345	5,401,304
E.ON SE	535,833	5,806,374
Engie SA	444,880	7,648,153
Innogy SE (C)	34,046	1,332,447
MDU Resources Group, Inc.	88,473	2,378,154
National Grid PLC	832,653	9,815,751
NiSource, Inc.	93,238	2,393,419
NorthWestern Corp.	31,564	1,884,371
Public Service Enterprise Group, Inc.	139,477	7,183,066

The accompanying notes are an integral part of the financial statements.	167

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Multi-utilities (continued)
RWE AG	126,880	$2,582,059
SCANA Corp.	38,785	1,542,867
Sempra Energy	69,273	7,406,669
Suez	90,185	1,584,336
Unitil Corp.	2,845	129,789
Vectren Corp.	37,600	2,444,752
Veolia Environnement SA	115,854	2,954,178
WEC Energy Group, Inc.	86,839	5,768,715
		109,311,707
Water utilities – 0.1%
American States Water Company	7,167	415,041
American Water Works Company, Inc.	49,595	4,537,447
Aqua America, Inc.	80,494	3,157,780
AquaVenture Holdings, Ltd. (A)	2,777	43,099
Artesian Resources Corp., Class A	1,834	70,719
Cadiz, Inc. (A)(B)	4,809	68,528
California Water Service Group	9,520	431,732
Connecticut Water Service, Inc.	2,413	138,530
Consolidated Water Company, Ltd.	3,731	47,011
Evoqua Water Technologies Corp. (A)	6,447	152,858
Middlesex Water Company	3,262	130,186
Pure Cycle Corp. (A)	4,657	38,886
Severn Trent PLC	57,839	1,685,347
SJW Group	3,282	209,490
The York Water Company	2,934	99,463
United Utilities Group PLC	167,064	1,869,151
		13,095,268
		358,745,795
TOTAL COMMON STOCKS (Cost $7,086,834,417)		$11,155,787,631

PREFERRED SECURITIES – 0.2%
Consumer discretionary – 0.1%
Auto components – 0.0%
Schaeffler AG	40,922	722,047
Automobiles – 0.1%
Bayerische Motoren Werke AG	13,589	1,212,601
Porsche Automobil Holding SE	37,488	3,132,882
Volkswagen AG	45,177	8,973,637
		13,319,120
		14,041,167
Consumer staples – 0.1%
Household products – 0.1%
Henkel AG & Company KGaA	43,303	5,718,390
Materials – 0.0%
Chemicals – 0.0%
FUCHS PETROLUB SE	17,039	902,228
TOTAL PREFERRED SECURITIES (Cost $15,388,047)		$20,661,785

RIGHTS – 0.0%
Community Health Systems, Inc. (A)(E)	174,338	1,238
Repsol SA (Expiration Date: 1-8-18) (A)(E)	297,434	135,256
Transurban Group (Expiration Date: 1-25-18;
Strike Price: AUD 11.40) (A)	40,435	32,023
TOTAL RIGHTS (Cost $146,984)		$168,517

Strategic Equity Allocation Trust (continued)

	Shares or
	Principal
	Amount	Value
SECURITIES LENDING COLLATERAL – 0.9%
John Hancock Collateral Trust,
1.3985% (F)(G)	10,295,580	$102,993,890
TOTAL SECURITIES LENDING COLLATERAL
(Cost $103,001,727)		$102,993,890

SHORT-TERM INVESTMENTS – 2.2%
U.S. Government Agency – 1.1%
Federal Home Loan Bank Discount Note
1.060% 01/05/2018 *	$5,500,000	5,499,406
1.120% 01/11/2018 *	16,850,000	16,844,557
1.185% 01/10/2018 *	27,000,000	26,992,251
1.295% 02/09/2018 *	25,000,000	24,964,927
1.300% 03/14/2018 *	50,000,000	49,870,000
		124,171,141
Repurchase agreement – 1.1%
Repurchase Agreement with State Street Corp.
dated 12-29-17 at 0.540% to be repurchased
at $127,847,670 on 1-2-18, collateralized by
$107,010,000 U.S. Treasury Inflation
Indexed Bonds, 1.375% due 2-15-44
(valued at $130,416,511, including interest)	127,840,000	127,840,000
TOTAL SHORT-TERM INVESTMENTS (Cost $252,011,038)		$252,011,141
Total Investments (Strategic Equity Allocation Trust)
(Cost $7,457,382,213) – 100.4%		$11,531,622,964
Other assets and liabilities, net – (0.4%)		(47,040,812)
TOTAL NET ASSETS – 100.0%		$11,484,582,152

Currency Abbreviations

AUD	Australian Dollar

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(E)	Strike price and/or expiration date not available.
(F)	The rate shown is the annualized seven-day yield as of 12-31-17.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	168

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Equity Allocation Trust (continued)
DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
MSCI EAFE Index Futures	864	Long	Mar 2018	$86,860,957	$88,365,600	$1,504,643
Russell 2000 Index E-Mini Futures	165	Long	Mar 2018	12,655,923	12,676,125	20,202
S&P 500 Index E-Mini Futures	1,349	Long	Mar 2018	179,934,400	180,496,200	561,800
S&P MidCap 400 Index E-Mini Futures	121	Long	Mar 2018	23,103,293	23,019,040	(84,253)
						$2,002,392

*	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Total Stock Market Index Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 99.5%
Consumer discretionary – 12.9%
Auto components – 0.3%
Adient PLC	2,451	$192,894
ADOMANI, Inc. (A)(B)	1,883	8,285
American Axle & Manufacturing
Holdings, Inc. (A)	3,032	51,635
Autoliv, Inc. (B)	2,308	293,301
BorgWarner, Inc.	5,603	286,257
Cooper Tire & Rubber Company	1,400	49,490
Dana, Inc.	3,682	117,861
Dorman Products, Inc. (A)	939	57,410
Fox Factory Holding Corp. (A)	1,019	39,588
Gentex Corp.	7,411	155,260
Gentherm, Inc. (A)	1,021	32,417
Horizon Global Corp. (A)	693	9,716
LCI Industries	681	88,530
Lear Corp.	1,803	318,518
Modine Manufacturing Company (A)	1,377	27,815
Motorcar Parts of America, Inc. (A)	518	12,945
Shiloh Industries, Inc. (A)	768	6,298
Standard Motor Products, Inc.	633	28,428
Stoneridge, Inc. (A)	780	17,831
Strattec Security Corp.	18	784
Superior Industries International, Inc.	698	10,365
Tenneco, Inc.	1,452	85,000
The Goodyear Tire & Rubber Company	6,624	214,021
Tower International, Inc.	572	17,475
Visteon Corp. (A)	844	105,618
VOXX International Corp. (A)	1,157	6,479
		2,234,221
Automobiles – 0.6%
Ford Motor Company	105,947	1,323,278
General Motors Company	38,827	1,591,519
Harley-Davidson, Inc. (B)	4,491	228,502
Tesla, Inc. (A)(B)	4,447	1,384,573
Thor Industries, Inc.	1,370	206,486
Winnebago Industries, Inc.	850	47,260
		4,781,618
Distributors – 0.1%
Core-Mark Holding Company, Inc.	1,276	40,296
Genuine Parts Company	3,916	372,059
LKQ Corp. (A)	8,255	335,731
Pool Corp.	1,066	138,207
Weyco Group, Inc.	306	9,094
		895,387
Diversified consumer services – 0.2%
Adtalem Global Education, Inc. (A)	1,681	70,686

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Diversified consumer services (continued)
American Public Education, Inc. (A)	452	$11,323
Ascent Capital Group, Inc., Class A (A)	601	6,905
Bridgepoint Education, Inc. (A)	803	6,665
Bright Horizons Family Solutions, Inc. (A)	1,530	143,820
Capella Education Company	320	24,768
Career Education Corp. (A)	1,900	22,952
Carriage Services, Inc.	454	11,672
Chegg, Inc. (A)(B)	2,880	47,002
Collectors Universe, Inc.	319	9,136
Graham Holdings Company, Class B	154	85,986
Grand Canyon Education, Inc. (A)	1,227	109,853
H&R Block, Inc.	5,406	141,745
Houghton Mifflin Harcourt Company (A)	3,437	31,964
ITT Educational Services, Inc. (A)	608	0
K12, Inc. (A)	1,107	17,601
Laureate Education, Inc., Class A (A)	4,617	62,607
Regis Corp. (A)	1,290	19,814
Service Corp. International	4,890	182,495
ServiceMaster Global Holdings, Inc. (A)	3,475	178,163
Sotheby’s (A)	1,434	73,994
StoneMor Partners LP	1,314	8,620
Strayer Education, Inc.	305	27,322
Weight Watchers International, Inc. (A)	1,754	77,667
		1,372,760
Hotels, restaurants and leisure – 2.3%
Ambassadors Group, Inc. (A)(C)	714	29
Aramark	6,504	277,981
Biglari Holdings, Inc. (A)	58	24,035
BJ’s Restaurants, Inc.	588	21,403
Bloomin’ Brands, Inc.	2,566	54,758
Bojangles’, Inc. (A)	1,044	12,319
Boyd Gaming Corp. (B)	3,097	108,550
Brinker International, Inc.	1,345	52,240
Buffalo Wild Wings, Inc. (A)	422	65,980
Caesars Entertainment Corp. (A)	18,715	236,745
Carnival Corp.	14,277	947,564
Carrols Restaurant Group, Inc. (A)	1,021	12,405
Cedar Fair LP	1,469	95,470
Century Casinos, Inc. (A)	941	8,591
Chipotle Mexican Grill, Inc. (A)	750	216,773
Choice Hotels International, Inc.	1,456	112,986
Churchill Downs, Inc.	423	98,432
Chuy’s Holdings, Inc. (A)	463	12,987
Cracker Barrel Old Country Store, Inc. (B)	604	95,970
Darden Restaurants, Inc.	3,307	317,538
Dave & Buster’s Entertainment, Inc. (A)	1,124	62,011
Del Frisco’s Restaurant Group, Inc. (A)	625	9,531

The accompanying notes are an integral part of the financial statements.	169

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Denny’s Corp. (A)	1,895	$25,090
DineEquity, Inc.	499	25,314
Domino’s Pizza, Inc.	1,270	239,979
Drive Shack, Inc. (A)	2,101	11,619
Dunkin’ Brands Group, Inc.	2,341	150,924
El Pollo Loco Holdings, Inc. (A)	1,113	11,019
Empire Resorts, Inc. (A)	878	23,706
Extended Stay America, Inc.	5,261	99,959
Fiesta Restaurant Group, Inc. (A)	753	14,307
Fogo De Chao, Inc. (A)	800	9,280
Golden Entertainment, Inc. (A)	617	20,145
Hilton Grand Vacations, Inc. (A)	2,518	105,630
Hilton Worldwide Holdings, Inc.	8,639	689,911
Hyatt Hotels Corp., Class A (A)	3,271	240,549
ILG, Inc.	3,414	97,231
Inspired Entertainment, Inc. (A)	637	6,243
International Speedway Corp., Class A	1,235	49,215
J Alexander’s Holdings, Inc. (A)	735	7,130
Jack in the Box, Inc.	804	78,880
Las Vegas Sands Corp.	21,098	1,466,100
Marriott International, Inc., Class A	9,923	1,346,849
Marriott Vacations Worldwide Corp.	678	91,672
McDonald’s Corp.	21,591	3,716,243
MGM Resorts International	15,319	511,501
Monarch Casino & Resort, Inc. (A)	484	21,693
Nathan’s Famous, Inc.	120	9,060
Noodles & Company (A)(B)	1,752	9,198
Norwegian Cruise Line Holdings, Ltd. (A)	6,053	322,322
Papa John’s International, Inc.	998	55,998
Penn National Gaming, Inc. (A)	2,530	79,265
Pinnacle Entertainment, Inc. (A)	1,616	52,892
Planet Fitness, Inc., Class A (A)	2,672	92,531
Potbelly Corp. (A)	696	8,561
RCI Hospitality Holdings, Inc.	282	7,890
Red Lion Hotels Corp. (A)	891	8,776
Red Robin Gourmet Burgers, Inc. (A)	348	19,627
Red Rock Resorts, Inc., Class A	2,945	99,364
Restaurant Brands International LP	82	5,020
Royal Caribbean Cruises, Ltd.	5,726	682,997
Ruth’s Hospitality Group, Inc.	825	17,861
Scientific Games Corp., Class A (A)	2,446	125,480
SeaWorld Entertainment, Inc. (A)	2,565	34,807
Shake Shack, Inc., Class A (A)(B)	1,005	43,416
Six Flags Entertainment Corp.	2,241	149,183
Sonic Corp. (B)	1,152	31,657
Speedway Motorsports, Inc.	1,148	21,663
Starbucks Corp.	38,476	2,209,677
Texas Roadhouse, Inc.	1,938	102,094
The Cheesecake Factory, Inc. (B)	1,277	61,526
The Habit Restaurants, Inc., Class A (A)(B)	714	6,819
The Marcus Corp.	791	21,634
The Wendy’s Company	6,658	109,324
Town Sports International Holdings, Inc. (A)	1,108	6,149
Vail Resorts, Inc.	1,055	224,156
Wingstop, Inc.	804	31,340
Wyndham Worldwide Corp.	2,718	314,935
Wynn Resorts, Ltd.	2,732	460,588
Yum! Brands, Inc.	9,190	749,996
Zoe’s Kitchen, Inc. (A)	652	10,901
		18,091,194
Household durables – 0.6%
AV Homes, Inc. (A)	640	10,656
Bassett Furniture Industries, Inc.	298	11,205
Beazer Homes USA, Inc. (A)	924	17,750
CalAtlantic Group, Inc.	2,858	161,163

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Cavco Industries, Inc. (A)	248	$37,845
Century Communities, Inc. (A)	749	23,294
CSS Industries, Inc.	262	7,291
D.R. Horton, Inc.	9,930	507,125
Ethan Allen Interiors, Inc.	740	21,164
Flexsteel Industries, Inc.	230	10,759
GoPro, Inc., Class A (A)(B)	3,979	30,121
Green Brick Partners, Inc. (A)	1,360	15,368
Hamilton Beach Brands Holding Company,
Class A	354	9,094
Hamilton Beach Brands Holding Company,
Class B	241	6,191
Helen of Troy, Ltd. (A)	748	72,070
Hooker Furniture Corp.	321	13,626
Hovnanian Enterprises, Inc., Class A (A)	4,195	14,053
Installed Building Products, Inc. (A)	869	66,001
iRobot Corp. (A)(B)	754	57,832
KB Home	2,322	74,188
La-Z-Boy, Inc.	1,316	41,059
Leggett & Platt, Inc.	3,459	165,098
Lennar Corp., A Shares	6,249	395,187
Lennar Corp., B Shares	127	6,563
Libbey, Inc.	811	6,099
Lifetime Brands, Inc.	408	6,732
M/I Homes, Inc. (A)	682	23,461
MDC Holdings, Inc.	1,520	48,444
Meritage Homes Corp. (A)	1,102	56,422
Mohawk Industries, Inc. (A)	1,975	544,903
Newell Brands, Inc.	13,042	402,998
NVR, Inc. (A)	99	347,314
PICO Holdings, Inc. (A)	659	8,435
PulteGroup, Inc.	7,952	264,404
Roku, Inc. (A)(B)	2,508	129,864
Taylor Morrison Home Corp., Class A (A)	3,259	79,748
Tempur Sealy International, Inc. (A)(B)	1,477	92,593
The New Home Company, Inc. (A)	680	8,520
Toll Brothers, Inc.	4,275	205,286
TopBuild Corp. (A)	963	72,938
TRI Pointe Group, Inc. (A)	4,144	74,260
Tupperware Brands Corp.	1,387	86,965
Universal Electronics, Inc. (A)	411	19,420
Whirlpool Corp.	1,933	325,981
William Lyon Homes, Class A (A)	866	25,183
ZAGG, Inc. (A)	759	14,004
		4,618,677
Internet and direct marketing retail – 2.6%
1-800-Flowers.com, Inc., Class A (A)	1,804	19,303
Amazon.com, Inc. (A)	12,803	14,972,724
Blue Apron Holdings, Inc., Class A (A)(B)	5,231	21,081
Duluth Holdings, Inc., Class B (A)(B)	791	14,119
Expedia, Inc.	4,036	483,392
Gaia, Inc. (A)	625	7,750
Groupon, Inc. (A)	15,204	77,540
HSN, Inc.	1,439	58,064
Lands’ End, Inc. (A)(B)	910	17,791
Liberty Expedia Holdings, Inc., Series A (A)	1,493	66,185
Liberty Interactive Corp., Series A (A)	14,324	349,792
Liberty TripAdvisor Holdings, Inc.,
Class A (A)	2,003	18,878
Liberty Ventures, Series A (A)	2,085	113,090
Netflix, Inc. (A)	11,504	2,208,308
Nutrisystem, Inc.	811	42,659
Overstock.com, Inc. (A)(B)	682	43,580
PetMed Express, Inc.	556	25,298
Shutterfly, Inc. (A)	910	45,273

The accompanying notes are an integral part of the financial statements.	170

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet and direct marketing retail (continued)
The Priceline Group, Inc. (A)	1,307	$2,271,226
TripAdvisor, Inc. (A)	3,440	118,542
Wayfair, Inc., Class A (A)(B)	2,259	181,330
		21,155,925
Leisure products – 0.1%
Acushnet Holdings Corp.	2,053	43,277
American Outdoor Brands Corp. (A)(B)	1,471	18,888
Brunswick Corp.	2,263	124,963
Callaway Golf Company	2,559	35,647
Clarus Corp. (A)	1,048	8,227
Escalade, Inc.	562	6,913
Hasbro, Inc.	3,328	302,482
Johnson Outdoors, Inc., Class A	271	16,826
Malibu Boats, Inc., Class A (A)	547	16,262
Marine Products Corp.	951	12,116
Mattel, Inc.	8,959	137,789
MCBC Holdings, Inc. (A)	506	11,243
Nautilus, Inc. (A)	835	11,147
Polaris Industries, Inc. (B)	1,637	202,972
Sturm Ruger & Company, Inc. (B)	478	26,696
Vista Outdoor, Inc. (A)	1,584	23,079
		998,527
Media – 2.8%
Altice USA, Inc., Class A (A)(B)	19,620	416,533
AMC Entertainment Holdings, Inc.,
Class A (B)	3,630	54,813
AMC Networks, Inc., Class A (A)	1,747	94,478
Beasley Broadcast Group, Inc., Class A	797	10,680
Cable One, Inc.	156	109,723
CBS Corp., Class B	10,677	629,943
Charter Communications, Inc., Class A (A)	6,872	2,308,717
Cinemark Holdings, Inc.	2,991	104,147
Clear Channel Outdoor Holdings, Inc.,
Class A	9,421	43,337
Comcast Corp., Class A	125,603	5,030,400
Discovery Communications, Inc.,
Series A (A)(B)	9,895	221,450
DISH Network Corp., Class A (A)	12,409	592,530
Emerald Expositions Events, Inc.	1,991	40,497
Entercom Communications Corp., Class A	1,117	12,064
Entravision Communications Corp., Class A	2,537	18,140
Gannett Company, Inc.	3,172	36,763
Global Eagle Entertainment, Inc. (A)	2,583	5,915
Gray Television, Inc. (A)	1,979	33,148
Hemisphere Media Group, Inc. (A)	1,208	13,952
John Wiley & Sons, Inc., Class A	1,493	98,165
Lee Enterprises, Inc. (A)	3,230	7,591
Liberty Broadband Corp., Series A (A)	4,839	411,557
Liberty Media Corp.-Liberty Braves,
Class A (A)	1,356	29,900
Liberty Media Corp.-Liberty Formula One,
Series A (A)	5,626	184,083
Liberty Media Corp.-Liberty SiriusXM,
Series A (A)	9,015	357,535
Lions Gate Entertainment Corp., Class B (A)	5,546	176,030
Live Nation Entertainment, Inc. (A)	5,480	233,284
Loral Space & Communications, Inc. (A)	594	26,166
Media General, Inc. (A)(C)	3,256	521
Meredith Corp.	1,215	80,251
MSG Networks, Inc., Class A (A)	2,124	43,011
National CineMedia, Inc.	1,815	12,451
New Media Investment Group, Inc.	1,502	25,204
News Corp., Class A	15,504	251,320
Nexstar Media Group, Inc., Class A	1,271	99,392

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Media (continued)
Omnicom Group, Inc.	6,136	$446,885
Reading International, Inc., Class A (A)	725	12,108
Regal Entertainment Group, Class A	4,379	100,761
Saga Communications, Inc., Class A	170	6,877
Salem Media Group, Inc.	1,184	5,328
Scholastic Corp.	984	39,468
Scripps Networks Interactive, Inc., Class A	3,444	294,049
Sinclair Broadcast Group, Inc., Class A	2,810	106,359
Sirius XM Holdings, Inc. (B)	122,737	657,870
TEGNA, Inc.	5,865	82,579
The EW Scripps Company, Class A (A)	2,273	35,527
The Interpublic Group of Companies, Inc.	10,299	207,628
The Madison Square Garden Company,
Class A (A)	615	129,673
The New York Times Company, Class A	4,431	81,974
The Walt Disney Company	41,136	4,422,531
Time Warner, Inc.	20,727	1,895,899
Time, Inc.	2,746	50,664
Townsquare Media Inc., Class A (A)	744	5,714
Twenty-First Century Fox, Inc., Class A	49,317	1,702,916
Viacom, Inc., Class B	10,690	329,359
WideOpenWest, Inc. (A)	2,475	26,161
World Wrestling Entertainment, Inc., Class A	2,108	64,463
		22,518,484
Multiline retail – 0.4%
Big Lots, Inc.	1,189	66,762
Dillard’s, Inc., Class A (B)	791	47,500
Dollar General Corp.	7,264	675,625
Dollar Tree, Inc. (A)	6,304	676,482
Fred’s, Inc., Class A (B)	1,436	5,816
J.C. Penney Company, Inc. (A)(B)	8,635	27,287
Kohl’s Corp.	4,413	239,317
Macy’s, Inc.	7,949	200,235
Nordstrom, Inc. (B)	4,339	205,582
Ollie’s Bargain Outlet Holdings, Inc. (A)	1,669	88,874
Sears Holdings Corp. (A)(B)	3,034	10,862
Target Corp.	14,537	948,539
		3,192,881
Specialty retail – 2.2%
Aaron’s, Inc.	1,919	76,472
Abercrombie & Fitch Company, Class A	1,851	32,263
Advance Auto Parts, Inc.	1,930	192,402
American Eagle Outfitters, Inc.	4,826	90,729
America’s Car-Mart, Inc. (A)	206	9,198
Asbury Automotive Group, Inc. (A)	564	36,096
Ascena Retail Group, Inc. (A)(B)	5,700	13,395
At Home Group, Inc. (A)	1,656	50,326
AutoNation, Inc. (A)(B)	2,586	132,739
AutoZone, Inc. (A)	745	529,971
Barnes & Noble Education, Inc. (A)	1,290	10,630
Barnes & Noble, Inc.	1,984	13,293
Bed Bath & Beyond, Inc.	3,961	87,102
Best Buy Company, Inc.	7,937	543,446
Big 5 Sporting Goods Corp. (B)	1,116	8,482
Boot Barn Holdings, Inc. (A)	444	7,375
Burlington Stores, Inc. (A)	1,798	221,208
Caleres, Inc.	1,169	39,138
Camping World Holdings, Inc., Class A	2,353	105,250
CarMax, Inc. (A)	4,867	312,121
Carvana Company (A)(B)	3,632	69,444
Chico’s FAS, Inc.	3,502	30,888
Citi Trends, Inc.	385	10,187
Conn’s, Inc. (A)(B)	845	30,040
Dick’s Sporting Goods, Inc.	2,988	85,875

The accompanying notes are an integral part of the financial statements.	171

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
DSW, Inc., Class A	2,175	$46,567
Express, Inc. (A)	2,151	21,833
Five Below, Inc. (A)	1,502	99,613
Floor & Decor Holdings, Inc., Class A (A)	2,579	125,546
Foot Locker, Inc.	3,585	168,065
Francesca’s Holdings Corp. (A)	1,127	8,238
GameStop Corp., Class A	2,745	49,273
Genesco, Inc. (A)	539	17,518
GNC Holdings, Inc., Class A (A)(B)	1,935	7,140
Group 1 Automotive, Inc.	565	40,098
Guess?, Inc.	2,247	37,929
Haverty Furniture Companies, Inc.	576	13,046
Hibbett Sports, Inc. (A)	587	11,975
J. Jill, Inc. (A)(B)	1,582	12,340
Kirkland’s, Inc. (A)	654	7,825
L Brands, Inc.	7,547	454,480
Lithia Motors, Inc., Class A	680	77,241
Lowe’s Companies, Inc.	22,173	2,060,759
Lumber Liquidators Holdings, Inc. (A)	773	24,264
MarineMax, Inc. (A)	639	12,077
Monro, Inc.	900	51,255
Murphy USA, Inc. (A)	979	78,672
New York & Company, Inc. (A)	3,819	10,922
Office Depot, Inc.	14,200	50,268
O’Reilly Automotive, Inc. (A)	2,340	562,864
Party City Holdco, Inc. (A)(B)	3,293	45,937
Penske Automotive Group, Inc.	2,190	104,792
Pier 1 Imports, Inc.	2,309	9,559
Rent-A-Center, Inc. (B)	1,478	16,406
RH (A)	575	49,571
Ross Stores, Inc.	10,356	831,069
Sally Beauty Holdings, Inc. (A)	3,596	67,461
Shoe Carnival, Inc.	473	12,653
Signet Jewelers, Ltd.	1,647	93,138
Sleep Number Corp. (A)	1,122	42,176
Sonic Automotive, Inc., Class A	1,195	22,048
Sportsman’s Warehouse Holdings, Inc. (A)(B)	1,782	11,779
Tailored Brands, Inc. (B)	1,359	29,667
The Buckle, Inc. (B)	1,349	32,039
The Cato Corp., Class A	707	11,255
The Children’s Place, Inc. (B)	471	68,460
The Container Store Group, Inc. (A)	1,896	8,987
The Finish Line, Inc., Class A (B)	1,105	16,056
The Gap, Inc.	10,409	354,531
The Home Depot, Inc.	31,409	5,952,948
The Michaels Companies, Inc. (A)	4,961	120,007
The TJX Companies, Inc.	16,947	1,295,768
The Wet Seal, Inc., Class A (A)(C)	2,075	0
Tiffany & Company	3,303	343,347
Tile Shop Holdings, Inc.	1,453	13,949
Tilly’s, Inc., A Shares	745	10,996
Tractor Supply Company	3,338	249,516
TravelCenters of America LLC (A)	1,582	6,486
Ulta Beauty, Inc. (A)	1,632	365,013
Urban Outfitters, Inc. (A)	3,040	106,582
Williams-Sonoma, Inc.	2,324	120,151
Winmark Corp.	120	15,528
Zumiez, Inc. (A)	690	14,369
		17,230,122
Textiles, apparel and luxury goods – 0.7%
Canada Goose Holdings, Inc. (A)(B)	987	31,150
Carter’s, Inc.	1,298	152,502
Columbia Sportswear Company	1,807	129,887
Crocs, Inc. (A)	1,998	25,255
Culp, Inc.	350	11,725

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods (continued)
Deckers Outdoor Corp. (A)	869	$69,737
Delta Apparel, Inc. (A)	6	121
Fossil Group, Inc. (A)(B)	1,362	10,583
G-III Apparel Group, Ltd. (A)	1,333	49,174
Hanesbrands, Inc. (B)	9,548	199,649
Iconix Brand Group, Inc. (A)	1,681	2,168
Movado Group, Inc.	609	19,610
NIKE, Inc., Class B	43,799	2,739,627
Oxford Industries, Inc.	460	34,587
Perry Ellis International, Inc. (A)	446	11,168
PVH Corp.	2,049	281,143
Ralph Lauren Corp.	2,130	220,860
Skechers U.S.A., Inc., Class A (A)	4,310	163,090
Steven Madden, Ltd. (A)	1,625	75,888
Superior Uniform Group, Inc.	424	11,325
Tapestry, Inc.	7,521	332,654
Under Armour, Inc., Class A (A)(B)	11,453	165,267
Unifi, Inc. (A)	506	18,150
Vera Bradley, Inc. (A)	1,019	12,411
VF Corp.	10,494	776,556
Wolverine World Wide, Inc.	2,651	84,514
		5,628,801
		102,718,597
Consumer staples – 8.0%
Beverages – 1.7%
Brown-Forman Corp., Class B	10,245	703,524
Castle Brands, Inc. (A)	6,010	7,332
Coca-Cola Bottling Company Consolidated	256	55,107
Constellation Brands, Inc., Class A	5,205	1,189,707
Craft Brew Alliance, Inc. (A)	540	10,368
Dr. Pepper Snapple Group, Inc.	4,835	469,285
MGP Ingredients, Inc.	456	35,057
Molson Coors Brewing Company, Class B	5,429	445,558
Monster Beverage Corp. (A)	15,133	957,768
National Beverage Corp.	1,267	123,456
PepsiCo, Inc.	38,009	4,558,039
Primo Water Corp. (A)	834	10,483
The Boston Beer Company, Inc., Class A (A)	326	62,299
The Coca-Cola Company	113,716	5,217,290
		13,845,273
Food and staples retailing – 2.1%
Casey’s General Stores, Inc.	977	109,365
Costco Wholesale Corp.	11,687	2,175,184
CVS Health Corp.	27,078	1,963,155
Ingles Markets, Inc., Class A	577	19,964
Performance Food Group Company (A)	2,832	93,739
PriceSmart, Inc.	838	72,152
Rite Aid Corp. (A)(B)	28,959	57,049
Safeway, Inc., Casa Ley CVR (A)(C)	5,383	1,346
Safeway, Inc., PDC LL CVR (A)(C)	5,383	108
Smart & Final Stores, Inc. (A)	2,101	17,964
SpartanNash Company	1,037	27,667
Sprouts Farmers Market, Inc. (A)	3,721	90,606
SUPERVALU, Inc. (A)	1,069	23,090
Sysco Corp.	14,066	854,228
The Andersons, Inc.	795	24,764
The Chefs’ Warehouse, Inc. (A)	728	14,924
The Kroger Company	23,887	655,698
United Natural Foods, Inc. (A)	1,384	68,190
US Foods Holding Corp. (A)	5,833	186,248
Village Super Market, Inc., Class A	426	9,768
Walgreens Boots Alliance, Inc.	28,509	2,070,324
Wal-Mart Stores, Inc.	79,615	7,861,981

The accompanying notes are an integral part of the financial statements.	172

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Food and staples retailing (continued)
Weis Markets, Inc.	758	$31,374
		16,428,888
Food products – 1.6%
Alico, Inc.	238	7,021
Amplify Snack Brands, Inc. (A)(B)	2,161	25,954
Archer-Daniels-Midland Company	14,990	600,799
B&G Foods, Inc. (B)	1,818	63,903
Blue Buffalo Pet Products, Inc. (A)	5,127	168,114
Bob Evans Farms, Inc.	535	42,169
Bunge, Ltd.	3,720	249,538
Calavo Growers, Inc. (B)	482	40,681
Cal-Maine Foods, Inc. (A)(B)	1,336	59,385
Campbell Soup Company	8,057	387,622
Conagra Brands, Inc.	11,057	416,517
Darling Ingredients, Inc. (A)	4,498	81,549
Dean Foods Company	2,501	28,912
Farmer Brothers Company (A)	473	15,207
Flowers Foods, Inc.	5,336	103,038
Fresh Del Monte Produce, Inc.	1,378	65,689
Freshpet, Inc. (A)(B)	952	18,040
General Mills, Inc.	15,375	911,584
Hormel Foods Corp.	14,063	511,753
Hostess Brands, Inc. (A)	3,580	53,020
Ingredion, Inc.	1,900	265,620
J&J Snack Foods Corp.	516	78,344
John B. Sanfilippo & Son, Inc.	306	19,355
Kellogg Company	9,193	624,940
Lamb Weston Holdings, Inc.	3,855	217,615
Lancaster Colony Corp.	696	89,930
Landec Corp. (A)	778	9,803
Lifeway Foods, Inc. (A)	734	5,872
Limoneira Company	402	9,005
McCormick & Company, Inc.	3,316	337,934
Mondelez International, Inc., Class A	40,189	1,720,089
Pilgrim’s Pride Corp. (A)	6,572	204,126
Pinnacle Foods, Inc.	3,091	183,822
Post Holdings, Inc. (A)	1,803	142,852
Sanderson Farms, Inc.	616	85,488
Seaboard Corp.	31	136,710
Seneca Foods Corp., Class A (A)	277	8,518
Snyder’s-Lance, Inc.	2,651	132,762
The Hain Celestial Group, Inc. (A)	2,831	120,006
The Hershey Company	5,659	642,353
The J.M. Smucker Company	3,023	375,578
The Kraft Heinz Company	32,481	2,525,723
Tootsie Roll Industries, Inc. (B)	1,740	63,336
TreeHouse Foods, Inc. (A)	1,561	77,207
Tyson Foods, Inc., Class A	9,567	775,597
		12,703,080
Household products – 1.3%
Central Garden & Pet Company, Class A (A)	1,418	53,473
Church & Dwight Company, Inc.	6,636	332,928
Colgate-Palmolive Company	23,483	1,771,792
Energizer Holdings, Inc.	1,688	80,990
HRG Group, Inc. (A)	5,533	93,784
Kimberly-Clark Corp.	9,421	1,136,738
Oil-Dri Corp. of America	207	8,591
Orchids Paper Products Company (B)	554	7,091
The Clorox Company	3,434	510,773
The Procter & Gamble Company	67,982	6,246,186
WD-40 Company	389	45,902
		10,288,248
Personal products – 0.3%
Avon Products, Inc. (A)	12,229	26,292

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Personal products (continued)
Coty, Inc., Class A	19,947	$396,746
Edgewell Personal Care Company (A)	1,560	92,648
elf Beauty, Inc. (A)(B)	1,282	28,601
Herbalife, Ltd. (A)	2,448	165,779
Inter Parfums, Inc.	861	37,410
Medifast, Inc.	317	22,130
Nature’s Sunshine Products, Inc.	105	1,213
Nu Skin Enterprises, Inc., Class A	1,439	98,183
Revlon, Inc., Class A (A)	1,455	31,719
The Estee Lauder Companies, Inc., Class A	9,802	1,247,206
USANA Health Sciences, Inc. (A)	671	49,688
		2,197,615
Tobacco – 1.0%
22nd Century Group, Inc. (A)	3,359	9,405
Altria Group, Inc.	51,126	3,650,908
Philip Morris International, Inc.	41,407	4,374,650
Turning Point Brands, Inc.	537	11,347
Universal Corp.	695	36,488
Vector Group, Ltd.	3,772	84,417
		8,167,215
		63,630,319
Energy – 6.6%
Energy equipment and services – 0.8%
Amplify Energy Corp. (A)	13	132
Archrock Partners LP	1,960	23,344
Archrock, Inc.	1,945	20,423
Baker Hughes, a GE Company	11,376	359,937
Basic Energy Services, Inc. (A)	707	16,593
Bristow Group, Inc.	1,005	13,537
C&J Energy Services, Inc. (A)	1,719	57,535
CARBO Ceramics, Inc. (A)	305	3,105
CSI Compressco LP (B)	1,415	7,740
Diamond Offshore Drilling, Inc. (A)(B)	3,726	69,266
Dril-Quip, Inc. (A)	1,008	48,082
Ensco PLC, Class A	1	37
Era Group, Inc. (A)	744	7,998
Exterran Corp. (A)	958	30,120
Fairmount Santrol Holdings, Inc. (A)(B)	6,163	32,232
Forum Energy Technologies, Inc. (A)	2,945	45,795
Geospace Technologies Corp. (A)	444	5,759
Gulf Island Fabrication, Inc.	618	8,297
Halliburton Company	23,192	1,133,393
Helix Energy Solutions Group, Inc. (A)	4,041	30,469
Helmerich & Payne, Inc.	2,947	190,494
Hi-Crush Partners LP (B)	2,496	26,707
Hornbeck Offshore Services, Inc. (A)	23	72
Ion Geophysical Corp. (A)	595	11,751
Keane Group, Inc. (A)	3,056	58,095
Key Energy Services, Inc. (A)	639	7,534
Mammoth Energy Services, Inc. (A)	1,223	24,007
Matrix Service Company (A)	732	13,030
McDermott International, Inc. (A)	7,786	51,232
Nabors Industries, Ltd.	8,897	60,767
National Oilwell Varco, Inc.	10,103	363,910
Natural Gas Services Group, Inc. (A)	329	8,620
NCS Multistage Holdings, Inc. (A)	1,196	17,629
Newpark Resources, Inc. (A)	2,300	19,780
Oceaneering International, Inc.	2,645	55,915
Oil States International, Inc. (A)	1,372	38,828
Parker Drilling Company (A)	677	677
Patterson-UTI Energy, Inc.	5,804	133,550
PHI, Inc. (A)	664	7,682
Pioneer Energy Services Corp. (A)	3,782	11,535
ProPetro Holding Corp. (A)	2,263	45,622

The accompanying notes are an integral part of the financial statements.	173

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Energy equipment and services (continued)
Ranger Energy Services, Inc. (A)	532	$4,910
RigNet, Inc. (A)	498	7,445
Rowan Companies PLC, Class A (A)	3,448	53,996
RPC, Inc. (B)	5,565	142,074
Schlumberger, Ltd.	37,018	2,494,643
SEACOR Holdings, Inc. (A)	486	22,463
SEACOR Marine Holdings, Inc. (A)	576	6,739
Select Energy Services, Inc., Class A (A)(B)	1,869	34,091
Smart Sand, Inc. (A)	1,138	9,855
Solaris Oilfield Infrastructure, Inc.,
Class A (A)	1,173	25,114
Superior Energy Services, Inc. (A)	4,212	40,562
TETRA Technologies, Inc. (A)	3,291	14,053
Tidewater, Inc. (A)	521	12,712
Unit Corp. (A)	1,458	32,076
USA Compression Partners LP	1,701	28,135
Willbros Group, Inc. (A)	2,356	3,346
		5,993,445
Oil, gas and consumable fuels – 5.8%
Abraxas Petroleum Corp. (A)	4,699	11,560
Adams Resources & Energy, Inc.	171	7,439
Alliance Holdings GP LP (B)	1,649	44,177
Alliance Resource Partners LP (B)	3,586	70,644
Alon USA Partners LP	1,799	30,745
American Midstream Partners LP (B)	2,111	28,182
Anadarko Petroleum Corp.	14,932	800,952
Andeavor	4,198	479,999
Andeavor Logistics LP	5,827	269,149
Antero Midstream GP LP (B)	5,179	102,130
Antero Midstream Partners LP	4,840	140,554
Antero Resources Corp. (A)	8,232	156,408
Apache Corp.	10,143	428,237
Approach Resources, Inc. (A)(B)	3,327	9,848
Arch Coal, Inc., Class A	659	61,392
Bill Barrett Corp. (A)	2,155	11,055
Black Stone Minerals LP (B)	5,274	94,616
Blueknight Energy Partners LP	2,033	10,368
Boardwalk Pipeline Partners LP	6,838	88,279
Bonanza Creek Energy, Inc. (A)	566	15,616
BP Prudhoe Bay Royalty Trust (B)	545	10,955
Buckeye Partners LP	3,921	194,286
Cabot Oil & Gas Corp.	12,284	351,322
California Resources Corp. (A)(B)	1,195	23,231
Callon Petroleum Company (A)	5,511	66,959
Calumet Specialty Products Partners LP (A)	2,199	16,932
Carrizo Oil & Gas, Inc. (A)	2,253	47,944
Centennial Resource Development, Inc.,
Class A (A)	7,155	141,669
Cheniere Energy Partners LP	9,192	272,451
Cheniere Energy, Inc. (A)	6,327	340,646
Chesapeake Energy Corp. (A)	24,993	98,972
Chevron Corp.	50,541	6,327,228
Cimarex Energy Company	2,530	308,685
Clean Energy Fuels Corp. (A)	4,677	9,494
Cloud Peak Energy, Inc. (A)	2,084	9,274
CNX Resources Corp. (A)	6,286	91,964
Concho Resources, Inc. (A)	3,958	594,571
Cone Midstream Partners LP (B)	1,785	29,934
ConocoPhillips	32,431	1,780,138
CONSOL Energy, Inc. (A)	785	31,015
Continental Resources, Inc. (A)	9,988	529,064
Crestwood Equity Partners LP (B)	1,940	50,052
CrossAmerica Partners LP (B)	1,019	24,201
CVR Refining LP	4,109	68,004
DCP Midstream LP (B)	3,717	135,039

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Delek Logistics Partners LP	735	$23,300
Delek US Holdings, Inc.	2,262	79,034
Denbury Resources, Inc. (A)	11,499	25,413
Devon Energy Corp.	13,984	578,938
Diamondback Energy, Inc. (A)	2,601	328,376
Dominion Energy Midstream Partners LP (B)	2,746	83,616
Dorchester Minerals LP	927	14,090
Dorian LPG, Ltd. (A)	1,733	14,243
Eclipse Resources Corp. (A)	7,361	17,666
Emerge Energy Services LP (A)	1,048	7,535
Enable Midstream Partners LP (B)	6,237	88,690
Enbridge Energy Management LLC (A)	2,546	34,091
Enbridge Energy Partners LP	9,016	124,511
Energen Corp. (A)	2,648	152,445
Energy Transfer Equity LP	28,840	497,778
Energy Transfer Partners LP	29,473	528,156
Energy XXI Gulf Coast, Inc. (A)	921	5,287
EnLink Midstream LLC (B)	5,083	89,461
EnLink Midstream Partners LP	9,063	139,298
Enterprise Products Partners LP	57,317	1,519,474
Enviva Partners LP	736	20,350
EOG Resources, Inc.	15,386	1,660,303
EP Energy Corp., Class A (A)(B)	7,262	17,138
EQT Corp.	6,634	377,607
EQT GP Holdings LP (B)	7,304	196,478
EQT Midstream Partners LP	2,237	163,525
Evolution Petroleum Corp.	1,062	7,275
Extraction Oil & Gas, Inc. (A)	4,716	67,486
Exxon Mobil Corp.	113,009	9,452,073
Gastar Exploration, Inc. (A)(B)	1,678	1,762
Gener8 Maritime, Inc. (A)	2,421	16,027
Genesis Energy LP (B)	3,456	77,242
Global Partners LP	1,062	17,735
Green Plains Partners LP	503	9,406
Green Plains, Inc.	1,138	19,175
Gulfport Energy Corp. (A)	5,031	64,196
Halcon Resources Corp. (A)	4,145	31,378
Hallador Energy Company	108	658
Harvest Natural Resources, Inc. (A)(C)	270	235
Hess Corp.	8,481	402,593
Hess Midstream Partners LP	705	13,966
Holly Energy Partners LP (B)	1,819	59,099
HollyFrontier Corp.	4,679	239,658
Jagged Peak Energy, Inc. (A)	5,834	92,061
Kimbell Royalty Partners LP	462	7,508
Kinder Morgan, Inc.	59,730	1,079,321
Laredo Petroleum, Inc. (A)	6,628	70,323
Lilis Energy, Inc. (A)(B)	1,569	8,018
LinnCo LLC (A)(C)	2,890	125
Magellan Midstream Partners LP (B)	6,161	437,061
Marathon Oil Corp.	22,630	383,126
Marathon Petroleum Corp.	13,521	892,116
Martin Midstream Partners LP	1,127	15,778
Matador Resources Company (A)	2,732	85,047
Midstates Petroleum Company, Inc. (A)	691	11,457
MPLX LP	10,643	377,507
Murphy Oil Corp.	4,714	146,370
NACCO Industries, Inc., Class A	210	7,907
Natural Resource Partners LP	361	9,386
Newfield Exploration Company (A)	5,194	163,767
Noble Energy, Inc.	12,952	377,421
Noble Midstream Partners LP	934	46,700
NuStar Energy LP	2,615	78,319
NuStar GP Holdings LLC	1,301	20,426
Oasis Petroleum, Inc. (A)	6,490	54,581

The accompanying notes are an integral part of the financial statements.	174

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Occidental Petroleum Corp.	20,444	$1,505,905
ONEOK, Inc.	10,119	540,861
Overseas Shipholding Group, Inc., Class A (A)	3,040	8,330
Pacific Ethanol, Inc. (A)	1,491	6,784
Panhandle Oil and Gas, Inc., Class A	460	9,453
Parsley Energy, Inc., Class A (A)	6,446	189,770
PBF Energy, Inc., Class A	3,026	107,272
PBF Logistics LP (B)	1,223	25,622
PDC Energy, Inc. (A)	1,802	92,875
Peabody Energy Corp. (A)	2,778	109,370
Penn Virginia Corp. (A)	412	16,113
Phillips 66	13,675	1,383,226
Phillips 66 Partners LP (B)	3,276	171,499
Pioneer Natural Resources Company	4,528	782,665
Plains All American Pipeline LP (B)	19,399	400,395
Plains GP Holdings LP, Class A (A)	4,264	93,595
QEP Resources, Inc. (A)	6,630	63,449
Range Resources Corp.	6,790	115,837
Renewable Energy Group, Inc. (A)	1,134	13,381
Resolute Energy Corp. (A)(B)	619	19,480
REX American Resources Corp. (A)	174	14,405
Rice Midstream Partners LP	2,004	43,026
Rosehill Resources, Inc. (A)	1,010	7,939
RSP Permian, Inc. (A)	4,109	167,154
Sanchez Energy Corp. (A)(B)	2,348	12,468
SandRidge Energy, Inc. (A)(B)	995	20,965
SemGroup Corp., Class A	2,186	66,017
Shell Midstream Partners LP	4,933	147,102
Ship Finance International, Ltd.	2,777	43,044
SilverBow Resources, Inc. (A)	344	10,224
SM Energy Company	3,066	67,697
Southwestern Energy Company (A)	14,027	78,271
Spectra Energy Partners LP (B)	8,528	337,197
Sprague Resources LP (B)	617	14,931
SRC Energy, Inc. (A)	6,412	54,694
Stone Energy Corp. (A)	561	18,042
Summit Midstream Partners LP (B)	2,138	43,829
Sunoco LP (B)	3,555	100,962
Tallgrass Energy GP LP	4,352	112,020
Tallgrass Energy Partners LP (B)	2,035	93,305
Targa Resources Corp.	5,733	277,592
TC PipeLines LP (B)	1,949	103,492
Teekay Corp. (B)	2,383	22,118
Tellurian, Inc. (A)	5,770	56,200
The Williams Companies, Inc.	22,133	674,835
TransMontaigne Partners LP	488	19,252
Ultra Petroleum Corp. (A)	5,375	48,698
Uranium Energy Corp. (A)(B)	1,244	2,202
USD Partners LP (B)	796	8,955
Valero Energy Corp.	11,796	1,084,170
Valero Energy Partners LP (B)	1,977	87,977
Viper Energy Partners LP (B)	3,152	73,536
W&T Offshore, Inc. (A)	3,851	12,747
Western Gas Equity Partners LP (B)	5,855	217,572
Western Gas Partners LP	4,005	192,600
Whiting Petroleum Corp. (A)	2,494	66,041
WildHorse Resource Development
Corp. (A)(B)	2,790	51,364
World Fuel Services Corp.	1,904	53,579
WPX Energy, Inc. (A)	10,882	153,110
Zion Oil & Gas, Inc. (A)(B)	2,408	5,201
		46,366,887
		52,360,332

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Financials – 15.3%
Banks – 6.6%
1st Source Corp.	559	$27,643
Access National Corp.	573	15,952
Allegiance Bancshares, Inc. (A)	363	13,667
American National Bankshares, Inc.	218	8,349
Ameris Bancorp	1,026	49,453
Ames National Corp.	260	7,241
Arrow Financial Corp.	395	13,410
Associated Banc-Corp	4,137	105,080
Banc of California, Inc. (B)	1,336	27,588
BancFirst Corp.	865	44,245
BancorpSouth Bank	2,462	77,430
Bank of America Corp.	281,115	8,298,515
Bank of Hawaii Corp.	1,150	98,555
Bank of Marin Bancorp	164	11,152
Bank of the Ozarks	3,354	162,501
BankUnited, Inc.	2,903	118,210
Bankwell Financial Group, Inc.	211	7,246
Banner Corp.	903	49,773
Bar Harbor Bankshares	435	11,749
BB&T Corp.	21,546	1,071,267
BCB Bancorp, Inc.	546	7,917
Berkshire Hills Bancorp, Inc.	1,092	39,967
Blue Hills Bancorp, Inc.	739	14,854
BOK Financial Corp.	1,798	165,991
Boston Private Financial Holdings, Inc.	2,350	36,308
Bridge Bancorp, Inc.	565	19,775
Brookline Bancorp, Inc.	2,094	32,876
Bryn Mawr Bank Corp.	645	28,518
Byline Bancorp, Inc. (A)	825	18,950
C&F Financial Corp.	131	7,598
Cadence BanCorp (A)	2,295	62,240
Camden National Corp.	429	18,074
Capital City Bank Group, Inc.	465	10,667
Capstar Financial Holdings, Inc. (A)	374	7,768
Cathay General Bancorp	2,208	93,111
CenterState Bank Corp.	1,353	34,813
Central Pacific Financial Corp.	828	24,699
Central Valley Community Bancorp	357	7,204
Century Bancorp, Inc., Class A	144	11,268
Chemical Financial Corp.	1,956	104,587
CIT Group, Inc.	3,677	181,019
Citigroup, Inc.	72,624	5,403,952
Citizens & Northern Corp.	324	7,776
Citizens Financial Group, Inc.	13,296	558,166
City Holding Company	425	28,675
Civista Bancshares, Inc.	338	7,436
CNB Financial Corp.	426	11,178
CoBiz Financial, Inc.	1,154	23,068
Codorus Valley Bancorp, Inc.	243	6,690
Columbia Banking System, Inc.	1,986	86,272
Comerica, Inc.	4,657	404,274
Commerce Bancshares, Inc.	2,901	162,000
Community Bank System, Inc.	1,373	73,799
Community Trust Bancorp, Inc.	492	23,173
ConnectOne Bancorp, Inc.	882	22,712
County Bancorp, Inc.	255	7,589
Cullen/Frost Bankers, Inc.	1,730	163,745
Customers Bancorp, Inc. (A)	829	21,546
CVB Financial Corp.	3,028	71,340
Eagle Bancorp, Inc. (A)	931	53,905
East West Bancorp, Inc.	3,791	230,607
Enterprise Bancorp, Inc.	327	11,134
Enterprise Financial Services Corp.	461	20,814
Equity Bancshares, Inc., Class A (A)	331	11,721

The accompanying notes are an integral part of the financial statements.	175

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Farmers & Merchants Bancorp, Inc. (B)	233	$9,506
Farmers Capital Bank Corp.	191	7,354
FB Financial Corp. (A)	814	34,180
FCB Financial Holdings, Inc., Class A (A)	1,175	59,690
Fidelity Southern Corp.	746	16,263
Fifth Third Bancorp	19,625	595,423
Financial Institutions, Inc.	417	12,969
First Bancorp (NC)	687	24,258
First BanCorp (PR) (A)	6,013	30,666
First Bancorp, Inc.	302	8,223
First Busey Corp.	1,007	30,150
First Citizens BancShares, Inc., Class A	330	132,990
First Commonwealth Financial Corp.	2,646	37,891
First Community Bancshares, Inc.	482	13,848
First Connecticut Bancorp, Inc.	447	11,689
First Financial Bancorp	1,726	45,480
First Financial Bankshares, Inc.	1,818	81,901
First Financial Corp.	338	15,328
First Financial Northwest, Inc.	440	6,824
First Hawaiian, Inc.	3,571	104,202
First Horizon National Corp.	9,347	186,846
First Internet Bancorp	224	8,546
First Interstate BancSystem, Inc., Class A	1,528	61,196
First Merchants Corp.	1,332	56,024
First Midwest Bancorp, Inc.	2,839	68,164
First Republic Bank	4,096	354,877
Flushing Financial Corp.	803	22,083
FNB Bancorp	217	7,918
FNB Corp.	8,743	120,828
Franklin Financial Network, Inc. (A)	364	12,412
Fulton Financial Corp.	4,779	85,544
German American Bancorp, Inc.	635	22,435
Glacier Bancorp, Inc.	2,143	84,413
Great Southern Bancorp, Inc.	249	12,861
Great Western Bancorp, Inc.	1,582	62,964
Guaranty Bancorp	772	21,346
Hancock Holding Company	2,304	114,048
Hanmi Financial Corp.	892	27,072
HarborOne Bancorp, Inc. (A)	910	17,436
Heartland Financial USA, Inc.	678	36,375
Heritage Commerce Corp.	1,034	15,841
Heritage Financial Corp.	813	25,040
Hilltop Holdings, Inc.	2,651	67,150
Home BancShares, Inc.	4,401	102,323
Hope Bancorp, Inc.	3,759	68,602
Horizon Bancorp	634	17,625
Huntington Bancshares, Inc.	28,976	421,891
IBERIABANK Corp.	1,466	113,615
Independent Bank Corp. (MA)	752	52,527
Independent Bank Corp. (MI)	561	12,538
Independent Bank Group, Inc.	760	51,376
International Bancshares Corp.	1,816	72,095
Investar Holding Corp.	324	7,808
Investors Bancorp, Inc.	8,348	115,870
JPMorgan Chase & Co.	93,798	10,030,758
KeyCorp	28,832	581,541
Lakeland Bancorp, Inc.	1,308	25,179
Lakeland Financial Corp.	529	25,651
LegacyTexas Financial Group, Inc.	1,316	55,548
Live Oak Bancshares, Inc.	814	19,414
M&T Bank Corp.	4,052	692,851
Macatawa Bank Corp.	926	9,260
MainSource Financial Group, Inc.	703	25,526
MB Financial, Inc.	2,309	102,797
MBT Financial Corp.	721	7,643

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Mercantile Bank Corp.	455	$16,093
Midland States Bancorp, Inc.	539	17,507
MidSouth Bancorp, Inc.	608	8,056
MidWestOne Financial Group, Inc.	336	11,266
MutualFirst Financial, Inc.	193	7,440
National Bank Holdings Corp., Class A	721	23,382
National Bankshares, Inc. (B)	188	8,545
National Commerce Corp. (A)	383	15,416
NBT Bancorp, Inc.	1,218	44,822
Northrim BanCorp, Inc.	222	7,515
OFG Bancorp (B)	1,197	11,252
Old National Bancorp	3,717	64,862
Old Point Financial Corp.	230	6,843
Old Second Bancorp, Inc.	816	11,138
Pacific Mercantile Bancorp (A)	820	7,175
Pacific Premier Bancorp, Inc. (A)	1,095	43,800
PacWest Bancorp	3,188	160,675
Paragon Commercial Corp. (A)	133	7,077
Park National Corp.	424	44,096
Parke Bancorp, Inc.	348	7,151
Peapack Gladstone Financial Corp.	492	17,230
Penns Woods Bancorp, Inc.	159	7,406
Penson Worldwide, Inc. (A)(C)	1,757	7
Peoples Bancorp of North Carolina, Inc.	238	7,292
Peoples Bancorp, Inc.	508	16,571
People’s United Financial, Inc.	8,947	167,309
People’s Utah Bancorp	486	14,726
Pinnacle Financial Partners, Inc.	2,007	133,064
Popular, Inc.	2,797	99,266
Preferred Bank	341	20,044
Premier Financial Bancorp, Inc.	384	7,711
Prosperity Bancshares, Inc.	1,872	131,171
QCR Holdings, Inc.	353	15,126
RBB Bancorp	407	11,140
Regions Financial Corp.	31,647	546,860
Renasant Corp.	1,360	55,610
Republic Bancorp, Inc., Class A	588	22,356
Republic First Bancorp, Inc. (A)(B)	1,584	13,385
S&T Bancorp, Inc.	768	30,574
Sandy Spring Bancorp, Inc.	666	25,987
Seacoast Banking Corp. of Florida (A)	894	22,538
ServisFirst Bancshares, Inc.	1,445	59,968
Shore Bancshares, Inc.	454	7,582
Sierra Bancorp	373	9,907
Signature Bank (A)	1,406	192,988
Simmons First National Corp., Class A	1,253	71,546
South State Corp.	811	70,679
Southern First Bancshares, Inc. (A)	207	8,539
Southern National Bancorp of Virginia, Inc.	655	10,500
Southside Bancshares, Inc.	820	27,618
State Bank Financial Corp.	839	25,036
Sterling Bancorp	5,728	140,909
Stock Yards Bancorp, Inc.	633	23,864
Summit Financial Group, Inc.	334	8,791
Sun Bancorp, Inc.	575	13,973
SunTrust Banks, Inc.	12,781	825,525
SVB Financial Group (A)	1,390	324,940
Synovus Financial Corp.	3,266	156,572
TCF Financial Corp.	4,655	95,428
Texas Capital Bancshares, Inc. (A)	1,350	120,015
The Bancorp, Inc. (A)	1,564	15,452
The First of Long Island Corp.	682	19,437
The PNC Financial Services Group, Inc.	12,778	1,843,738
Tompkins Financial Corp.	425	34,574
Towne Bank	1,510	46,433

The accompanying notes are an integral part of the financial statements.	176

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Banks (continued)
TriCo Bancshares	628	$23,776
TriState Capital Holdings, Inc. (A)	783	18,009
Triumph Bancorp, Inc. (A)	556	17,514
Trustmark Corp.	1,868	59,514
U.S. Bancorp	44,617	2,390,579
UMB Financial Corp.	1,372	98,674
Umpqua Holdings Corp.	6,036	125,549
Union Bankshares Corp.	1,203	43,513
Union Bankshares, Inc.	157	8,313
United Bankshares, Inc.	2,882	100,150
United Community Banks, Inc.	1,967	55,351
United Security Bancshares	812	8,932
Unity Bancorp, Inc.	388	7,663
Univest Corp. of Pennsylvania	733	20,561
Valley National Bancorp	7,165	80,391
Veritex Holdings, Inc. (A)	620	17,106
Washington Trust Bancorp, Inc.	480	25,560
WashingtonFirst Bankshares, Inc.	329	11,272
Webster Financial Corp.	2,342	131,527
Wells Fargo & Company	132,332	8,028,582
WesBanco, Inc.	1,219	49,552
West Bancorporation, Inc.	463	11,644
Westamerica Bancorporation (B)	729	43,412
Western Alliance Bancorp (A)	2,712	153,553
Wintrust Financial Corp.	1,521	125,285
Xenith Bankshares, Inc. (A)	662	22,395
Zions Bancorporation	5,315	270,161
		51,933,530
Capital markets – 3.4%
Affiliated Managers Group, Inc.	1,483	304,386
Alcentra Capital Corp.	743	6,234
AllianceBernstein Holding LP	2,550	63,878
Ameriprise Financial, Inc.	3,985	675,338
Apollo Investment Corp.	6,188	35,024
Ares Capital Corp.	11,244	176,756
Ares Management LP	2,335	46,700
Arlington Asset Investment Corp., Class A (B)	651	7,669
Artisan Partners Asset Management, Inc.,
Class A	2,060	81,370
Ashford, Inc. (A)	13	1,209
Associated Capital Group, Inc., Class A	648	22,097
BGC Partners, Inc., Class A	7,348	111,028
BlackRock Capital Investment Corp.	2,080	12,958
BlackRock, Inc.	4,291	2,204,330
Capital Southwest Corp.	445	7,365
Capitala Finance Corp.	849	6,181
Cboe Global Markets, Inc.	2,996	373,272
CME Group, Inc.	9,066	1,324,089
Cohen & Steers, Inc.	1,281	60,578
Cowen, Inc. (A)(B)	889	12,135
Diamond Hill Investment Group, Inc.	97	20,046
Donnelley Financial Solutions, Inc. (A)	943	18,379
E*TRADE Financial Corp. (A)	7,297	361,712
Eaton Vance Corp.	3,000	169,170
Ellington Financial LLC (B)	880	12,769
Evercore, Inc., Class A	1,063	95,670
FactSet Research Systems, Inc.	1,029	198,350
Federated Investors, Inc., Class B	2,512	90,633
Fidus Investment Corp.	689	10,459
Fifth Street Asset Management, Inc.	1,988	2,624
Financial Engines, Inc.	1,735	52,571
Franklin Resources, Inc.	14,853	643,580
FS Investment Corp.	6,798	49,965
GAIN Capital Holdings, Inc.	1,306	13,060
GAMCO Investors, Inc., Class A	821	24,343

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Garrison Capital, Inc.	913	$7,404
Gladstone Capital Corp.	801	7,377
Gladstone Investment Corp.	886	9,888
Goldman Sachs BDC, Inc. (B)	1,014	22,491
Golub Capital BDC, Inc.	1,673	30,449
Greenhill & Company, Inc. (B)	814	15,873
Hamilton Lane, Inc. Class A	1,298	45,936
Hercules Capital, Inc.	2,271	29,796
Horizon Technology Finance Corp.	674	7,562
Houlihan Lokey, Inc.	1,789	81,274
Interactive Brokers Group, Inc., Class A	1,946	115,223
Intercontinental Exchange, Inc.	15,685	1,106,734
INTL. FCStone, Inc. (A)	532	22,626
Invesco, Ltd.	10,813	395,107
Investment Technology Group, Inc.	905	17,421
KCAP Financial, Inc.	2,234	7,618
Ladenburg Thalmann Financial Services, Inc.	5,498	17,374
Lazard, Ltd., Class A	3,380	177,450
Legg Mason, Inc.	2,548	106,965
LPL Financial Holdings, Inc.	2,305	131,708
Main Street Capital Corp. (B)	1,549	61,542
MarketAxess Holdings, Inc.	982	198,119
Medley Capital Corp.	1,551	8,096
Moelis & Company, Class A	1,439	69,792
Monroe Capital Corp.	561	7,714
Moody’s Corp.	5,089	751,187
Morgan Stanley	48,948	2,568,302
Morningstar, Inc.	1,173	113,746
MSCI, Inc.	2,393	302,810
MVC Capital, Inc.	751	7,931
Nasdaq, Inc.	4,444	341,433
New Mountain Finance Corp.	2,060	27,913
Newtek Business Services Corp.	477	8,820
Northern Trust Corp.	6,094	608,730
Oaktree Capital Group LLC	4,106	172,863
Oaktree Specialty Lending Corp.	3,932	19,227
Och-Ziff Capital Management Group LLC,
Class A (B)	14,695	36,738
OFS Capital Corp.	589	7,009
Oppenheimer Holdings, Inc., Class A	431	11,551
P10 Industries, Inc. (A)	951	775
PennantPark Floating Rate Capital, Ltd.	874	11,991
PennantPark Investment Corp.	2,000	13,820
Piper Jaffray Companies	418	36,053
Prospect Capital Corp. (B)	9,939	66,989
Pzena Investment Management, Inc., Class A	1,869	19,942
Raymond James Financial, Inc.	3,835	342,466
S&P Global, Inc.	6,849	1,160,221
Safeguard Scientifics, Inc. (A)	605	6,776
SEI Investments Company	4,199	301,740
Solar Capital, Ltd.	1,192	24,090
Solar Senior Capital, Ltd.	444	7,885
State Street Corp.	9,960	972,196
Stellus Capital Investment Corp.	549	7,214
Stifel Financial Corp.	1,863	110,960
T. Rowe Price Group, Inc.	6,398	671,342
TCG BDC, Inc. (B)	1,609	32,244
TCP Capital Corp.	1,653	25,258
TD Ameritrade Holding Corp.	14,053	718,530
The Bank of New York Mellon Corp.	27,539	1,483,251
The Blackstone Group LP (B)	17,239	551,993
The Carlyle Group LP (B)	2,519	57,685
The Charles Schwab Corp.	35,676	1,832,676
The Goldman Sachs Group, Inc.	10,315	2,627,849
THL Credit, Inc.	925	8,371

The accompanying notes are an integral part of the financial statements.	177

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Thomson Reuters Corp.	19,064	$831,000
TICC Capital Corp.	1,411	8,099
TPG Specialty Lending, Inc.	1,654	32,749
Triangle Capital Corp. (B)	1,332	12,641
TriplePoint Venture Growth BDC Corp.	568	7,208
Virtu Financial, Inc., Class A	5,089	93,129
Virtus Investment Partners, Inc.	199	22,895
Waddell & Reed Financial, Inc., Class A	2,262	50,533
Westwood Holdings Group, Inc.	246	16,288
WhiteHorse Finance, Inc.	557	7,475
WisdomTree Investments, Inc. (B)	3,773	47,351
		27,197,412
Consumer finance – 0.9%
Ally Financial, Inc.	11,999	349,891
American Express Company	23,573	2,341,035
Capital One Financial Corp.	12,902	1,284,781
Credit Acceptance Corp. (A)	501	162,063
Discover Financial Services	9,922	763,200
Elevate Credit, Inc. (A)(B)	1,191	8,968
Encore Capital Group, Inc. (A)	709	29,849
Enova International, Inc. (A)	924	14,045
EZCORP, Inc., Class A (A)	1,513	18,459
FirstCash, Inc.	1,306	88,090
Green Dot Corp., Class A (A)	1,369	82,496
Navient Corp.	7,541	100,446
Nelnet, Inc., Class A	1,142	62,559
OneMain Holdings, Inc. (A)	3,729	96,917
PRA Group, Inc. (A)(B)	1,252	41,566
Regional Management Corp. (A)	324	8,524
Santander Consumer USA Holdings, Inc.	9,384	174,730
SLM Corp. (A)	11,082	125,227
Synchrony Financial	21,173	817,490
World Acceptance Corp. (A)	242	19,534
		6,589,870
Diversified financial services – 1.7%
Berkshire Hathaway, Inc., Class B (A)	65,761	13,035,145
Leucadia National Corp.	9,499	251,629
Marlin Business Services Corp.	359	8,042
Newstar Financial, Inc. (A)(C)	1,204	650
On Deck Capital, Inc. (A)	2,087	11,979
Voya Financial, Inc.	4,707	232,855
		13,540,300
Insurance – 2.3%
Aflac, Inc.	10,531	924,411
Alleghany Corp. (A)	410	244,397
American Equity Investment Life
Holding Company	2,433	74,766
American Financial Group, Inc.	2,327	252,573
American International Group, Inc.	24,130	1,437,665
American National Insurance Company	753	96,572
AMERISAFE, Inc.	538	33,141
AmTrust Financial Services, Inc. (B)	5,416	54,539
Arch Capital Group, Ltd. (A)	3,488	316,606
Argo Group International Holdings, Ltd.	840	51,786
Arthur J. Gallagher & Company	4,810	304,377
Aspen Insurance Holdings, Ltd.	1,646	66,828
Assurant, Inc.	1,387	139,865
Assured Guaranty, Ltd.	3,025	102,457
Atlas Financial Holdings, Inc. (A)	399	8,199
Axis Capital Holdings, Ltd.	2,127	106,903
Baldwin & Lyons, Inc., Class B	474	11,352
Brighthouse Financial, Inc. (A)	3,268	191,636
Brown & Brown, Inc.	3,667	188,704
Cincinnati Financial Corp.	4,381	328,444

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Citizens, Inc. (A)(B)	1,450	$10,658
CNA Financial Corp.	7,210	382,491
CNO Financial Group, Inc.	4,612	113,870
Crawford & Company, Class B	1,545	14,863
Donegal Group, Inc., Class A	786	13,598
eHealth, Inc. (A)	508	8,824
EMC Insurance Group, Inc.	620	17,788
Employers Holdings, Inc.	894	39,694
Enstar Group, Ltd. (A)	420	84,315
Erie Indemnity Company, Class A	1,210	147,426
Everest Re Group, Ltd.	1,081	239,182
FBL Financial Group, Inc., Class A	698	48,616
Federated National Holding Company	489	8,103
First American Financial Corp.	2,878	161,283
FNF Group	7,235	283,901
Genworth Financial, Inc., Class A (A)	13,768	42,818
Hallmark Financial Services, Inc. (A)	662	6,905
HCI Group, Inc.	270	8,073
Health Insurance Innovations, Inc.,
Class A (A)(B)	444	11,078
Heritage Insurance Holdings, Inc.	810	14,596
Horace Mann Educators Corp.	1,124	49,568
Independence Holding Company	423	11,611
Infinity Property & Casualty Corp.	313	33,178
Investors Title Company	53	10,513
Kansas City Life Insurance Company	315	14,254
Kemper Corp.	1,297	89,363
Kinsale Capital Group, Inc.	565	25,425
Lincoln National Corp.	5,870	451,227
Loews Corp.	9,047	452,621
Maiden Holdings, Ltd.	2,453	16,190
Markel Corp. (A)	374	426,035
Marsh & McLennan Companies, Inc.	13,664	1,112,113
MBIA, Inc. (A)(B)	2,372	17,363
Mercury General Corp.	1,533	81,924
MetLife, Inc.	28,334	1,432,567
National General Holdings Corp.	2,972	58,370
National Western Life Group, Inc., Class A	102	33,764
NI Holdings, Inc. (A)	641	10,884
Old Republic International Corp.	6,868	146,838
Primerica, Inc.	1,138	115,564
Principal Financial Group, Inc.	7,691	542,677
ProAssurance Corp.	1,475	84,296
Prudential Financial, Inc.	11,380	1,308,472
Reinsurance Group of America, Inc.	1,708	266,328
RenaissanceRe Holdings, Ltd.	1,039	130,488
RLI Corp.	1,224	74,248
Safety Insurance Group, Inc.	430	34,572
Selective Insurance Group, Inc.	1,477	86,700
State Auto Financial Corp.	1,220	35,526
Stewart Information Services Corp.	663	28,045
The Allstate Corp.	9,619	1,007,205
The Hanover Insurance Group, Inc.	1,087	117,483
The Hartford Financial Services Group, Inc.	9,701	545,972
The Navigators Group, Inc.	829	40,372
The Progressive Corp.	15,480	871,834
The Travelers Companies, Inc.	7,351	997,090
Torchmark Corp.	3,077	279,115
Trupanion, Inc. (A)(B)	822	24,060
United Fire Group, Inc.	716	32,635
United Insurance Holdings Corp.	1,214	20,942
Universal Insurance Holdings, Inc.	948	25,928
Unum Group	5,979	328,187
Validus Holdings, Ltd.	2,018	94,685
W.R. Berkley Corp.	3,209	229,925

The accompanying notes are an integral part of the financial statements.	178

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
White Mountains Insurance Group, Ltd.	107	$91,087
		18,480,547
Mortgage real estate investment trusts – 0.2%
AG Mortgage Investment Trust, Inc.	700	13,307
AGNC Investment Corp.	9,746	196,772
Annaly Capital Management, Inc.	28,722	341,505
Anworth Mortgage Asset Corp.	2,512	13,665
Apollo Commercial Real Estate Finance, Inc.	2,718	50,147
Arbor Realty Trust, Inc.	1,791	15,474
Ares Commercial Real Estate Corp.	789	10,178
ARMOUR Residential REIT, Inc.	1,090	28,035
Blackstone Mortgage Trust, Inc., Class A	2,535	81,576
Capstead Mortgage Corp.	2,561	22,153
Cherry Hill Mortgage Investment Corp.	415	7,466
Chimera Investment Corp.	5,072	93,731
CYS Investments, Inc.	4,143	33,268
Dynex Capital, Inc.	1,252	8,777
Ellington Residential Mortgage REIT	539	6,490
Granite Point Mortgage Trust, Inc.	1,105	19,603
Great Ajax Corp.	535	7,394
Hannon Armstrong Sustainable Infrastructure
Capital, Inc.	1,459	35,104
Invesco Mortgage Capital, Inc.	3,007	53,615
KKR Real Estate Finance Trust, Inc.	1,484	29,695
Ladder Capital Corp.	3,081	41,994
MFA Financial, Inc.	9,853	78,036
MTGE Investment Corp.	1,241	22,959
New Residential Investment Corp.	7,904	141,324
New York Mortgage Trust, Inc.	3,260	20,114
Orchid Island Capital, Inc.	1,157	10,737
Owens Realty Mortgage, Inc.	420	6,724
PennyMac Mortgage Investment Trust	1,761	28,299
Redwood Trust, Inc.	2,150	31,863
Resource Capital Corp.	859	8,049
Starwood Property Trust, Inc.	7,046	150,432
Sutherland Asset Management Corp.	908	13,756
TPG RE Finance Trust, Inc.	1,656	31,547
Two Harbors Investment Corp.	4,730	76,910
Western Asset Mortgage Capital Corp.	1,158	11,522
		1,742,221
Thrifts and mortgage finance – 0.2%
Bank Mutual Corp.	1,346	14,335
BankFinancial Corp.	481	7,379
Bear State Financial, Inc.	1,132	11,580
Beneficial Bancorp, Inc.	2,111	34,726
BofI Holding, Inc. (A)(B)	1,708	51,069
BSB Bancorp, Inc. (A)	274	8,015
Capitol Federal Financial, Inc.	3,798	50,931
Charter Financial Corp.	405	7,104
Clifton Bancorp, Inc.	589	10,072
Dime Community Bancshares, Inc.	1,015	21,264
ESSA Bancorp, Inc.	493	7,725
Federal Agricultural Mortgage Corp., Class C	294	23,003
Federal Home Loan Mortgage Corp. (A)(B)	17,807	44,874
Federal National Mortgage Association (A)(B)	31,715	84,045
First Defiance Financial Corp.	274	14,240
Flagstar Bancorp, Inc. (A)	1,584	59,273
Home Bancorp, Inc.	185	7,996
HomeStreet, Inc. (A)	737	21,336
Impac Mortgage Holdings, Inc. (A)	577	5,862
Kearny Financial Corp.	2,293	33,134
LendingTree, Inc. (A)(B)	327	111,327
Meridian Bancorp, Inc.	1,458	30,035
Meta Financial Group, Inc.	249	23,070

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Thrifts and mortgage finance (continued)
MGIC Investment Corp. (A)	9,613	$135,639
New York Community Bancorp, Inc.	12,736	165,823
NMI Holdings, Inc., Class A (A)	1,663	28,271
Northfield Bancorp, Inc.	1,351	23,075
Northwest Bancshares, Inc.	2,787	46,627
OceanFirst Financial Corp.	875	22,969
Ocwen Financial Corp. (A)	3,672	11,493
Oritani Financial Corp.	1,196	19,614
PCSB Financial Corp. (A)(B)	498	9,487
PennyMac Financial Services, Inc.,
Class A (A)	648	14,483
PHH Corp. (A)	745	7,674
Provident Bancorp, Inc. (A)	335	8,861
Provident Financial Holdings, Inc.	393	7,231
Provident Financial Services, Inc.	1,805	48,681
Radian Group, Inc.	5,500	113,355
Riverview Bancorp, Inc.	860	7,456
SI Financial Group, Inc.	508	7,468
Southern Missouri Bancorp, Inc.	216	8,119
Territorial Bancorp, Inc.	238	7,347
TFS Financial Corp.	7,369	110,093
Timberland Bancorp, Inc.	255	6,770
TrustCo Bank Corp.	2,616	24,067
United Community Financial Corp.	1,410	12,873
United Financial Bancorp, Inc.	1,401	24,714
Walker & Dunlop, Inc. (A)	855	40,613
Washington Federal, Inc.	2,414	82,680
Western New England Bancorp, Inc.	789	8,600
WSFS Financial Corp.	862	41,247
		1,727,725
		121,211,605
Health care – 12.3%
Biotechnology – 3.0%
AbbVie, Inc.	42,478	4,108,047
Abeona Therapeutics, Inc. (A)(B)	1,100	17,435
ACADIA Pharmaceuticals, Inc. (A)	3,341	100,598
Acceleron Pharma, Inc. (A)	1,207	51,225
Achaogen, Inc. (A)(B)	1,165	12,512
Achillion Pharmaceuticals, Inc. (A)	3,779	10,884
Acorda Therapeutics, Inc. (A)	1,281	27,477
Aduro Biotech, Inc. (A)(B)	2,092	15,690
Advaxis, Inc. (A)(B)	1,973	5,603
Adverum Biotechnologies, Inc. (A)	2,095	7,333
Agenus, Inc. (A)(B)	2,828	9,219
Agios Pharmaceuticals, Inc. (A)(B)	1,323	75,636
Aileron Therapeutics, Inc. (A)	551	5,808
Aimmune Therapeutics, Inc. (A)(B)	1,383	52,305
Akebia Therapeutics, Inc. (A)	1,295	19,257
Albireo Pharma, Inc. (A)	301	7,706
Alder Biopharmaceuticals, Inc. (A)	1,872	21,434
Alexion Pharmaceuticals, Inc. (A)	5,946	711,082
Alkermes PLC (A)	4,051	221,711
Alnylam Pharmaceuticals, Inc. (A)	2,439	309,875
AMAG Pharmaceuticals, Inc. (A)	970	12,853
Ambit Biosciences Corp. (A)(C)	515	309
Amgen, Inc.	19,444	3,381,312
Amicus Therapeutics, Inc. (A)	4,488	64,582
AnaptysBio, Inc. (A)(B)	639	64,360
Ardelyx, Inc. (A)	1,372	9,055
Arena Pharmaceuticals, Inc. (A)	1,075	36,518
Array BioPharma, Inc. (A)	5,256	67,277
Arrowhead Pharmaceuticals, Inc. (A)	2,085	7,673
Atara Biotherapeutics, Inc. (A)	861	15,584
Athenex, Inc. (A)(B)	1,583	25,170

The accompanying notes are an integral part of the financial statements.	179

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
aTyr Pharma, Inc. (A)	1,397	$4,890
Audentes Therapeutics, Inc. (A)	764	23,875
AVEO Pharmaceuticals, Inc. (A)	3,213	8,964
Avexis, Inc. (A)	869	96,172
Bellicum Pharmaceuticals, Inc. (A)(B)	939	7,897
BioCryst Pharmaceuticals, Inc. (A)	2,652	13,021
Biogen, Inc. (A)	5,633	1,794,505
BioMarin Pharmaceutical, Inc. (A)	4,667	416,156
BioSpecifics Technologies Corp. (A)	201	8,709
BioTime, Inc. (A)(B)	3,331	7,162
Bioverativ, Inc. (A)	2,811	151,569
Bluebird Bio, Inc. (A)	1,195	212,830
Blueprint Medicines Corp. (A)	1,066	80,387
Calithera Biosciences, Inc. (A)	966	8,066
Calyxt, Inc. (A)(B)	758	16,699
Cara Therapeutics, Inc. (A)(B)	894	10,943
Caredx, Inc. (A)	1,341	9,843
Cascadian Therapeutics, Inc. (A)	1,782	6,593
Casi Pharmaceuticals, Inc. (A)	2,871	9,331
Catalyst Pharmaceuticals, Inc. (A)	3,076	12,027
Celcuity, Inc. (A)	383	7,258
Celgene Corp. (A)	20,846	2,175,489
Celldex Therapeutics, Inc. (A)(B)	3,615	10,267
ChemoCentryx, Inc. (A)	1,375	8,181
Chimerix, Inc. (A)	1,404	6,501
Clovis Oncology, Inc. (A)	1,333	90,644
Coherus Biosciences, Inc. (A)	1,434	12,619
Conatus Pharmaceuticals, Inc. (A)	1,457	6,731
Concert Pharmaceuticals, Inc. (A)	641	16,583
Corvus Pharmaceuticals, Inc. (A)	583	6,040
CTI BioPharma Corp. (A)	2,346	6,287
Curis, Inc. (A)	4,744	3,321
Cytokinetics, Inc. (A)	1,480	12,062
CytomX Therapeutics, Inc. (A)	1,018	21,490
Deciphera Pharmaceuticals, Inc. (A)	803	18,204
Dicerna Pharmaceuticals, Inc. (A)	806	7,278
DNIB Unwind, Inc. (A)(C)	634	92
Dyax Corp. (A)(C)	3,471	10,934
Dynavax Technologies Corp. (A)(B)	1,633	30,537
Eagle Pharmaceuticals, Inc. (A)(B)	418	22,330
Edge Therapeutics, Inc. (A)(B)	892	8,358
Editas Medicine, Inc. (A)(B)	1,148	35,278
Emergent BioSolutions, Inc. (A)	1,118	51,953
Enanta Pharmaceuticals, Inc. (A)	517	30,338
Epizyme, Inc. (A)(B)	1,858	23,318
Esperion Therapeutics, Inc. (A)	700	46,088
Exact Sciences Corp. (A)	3,113	163,557
Exelixis, Inc. (A)	7,721	234,718
Fate Therapeutics, Inc. (A)	1,910	11,670
FibroGen, Inc. (A)	2,155	102,147
Five Prime Therapeutics, Inc. (A)	797	17,470
Flexion Therapeutics, Inc. (A)(B)	1,007	25,215
Fortress Biotech, Inc. (A)(B)	1,754	6,998
Foundation Medicine, Inc. (A)(B)	987	67,313
G1 Therapeutics, Inc. (A)	777	15,416
Genomic Health, Inc. (A)	960	32,832
Geron Corp. (A)(B)	4,452	8,014
Gilead Sciences, Inc.	34,796	2,492,785
Global Blood Therapeutics, Inc. (A)	1,196	47,063
GlycoMimetics, Inc. (A)	901	15,128
GTx, Inc. (A)(B)	190	2,415
Halozyme Therapeutics, Inc. (A)	3,889	78,791
Idera Pharmaceuticals, Inc. (A)	4,213	8,889
Immune Design Corp. (A)(B)	768	2,995
ImmunoGen, Inc. (A)	3,078	19,730

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Immunomedics, Inc. (A)(B)	4,125	$66,660
Incyte Corp. (A)	5,477	518,727
Infinity Pharmaceuticals, Inc. (A)	2,628	5,335
Inovio Pharmaceuticals, Inc. (A)(B)	2,493	10,296
Insmed, Inc. (A)	2,037	63,514
Insys Therapeutics, Inc. (A)(B)	2,022	19,452
Intellia Therapeutics, Inc. (A)(B)	993	19,085
Intercept Pharmaceuticals, Inc. (A)(B)	688	40,193
Intrexon Corp. (A)(B)	3,305	38,074
Invitae Corp. (A)(B)	1,369	12,431
Ionis Pharmaceuticals, Inc. (A)	3,256	163,777
Ironwood Pharmaceuticals, Inc. (A)	4,130	61,909
Jounce Therapeutics, Inc. (A)(B)	886	11,297
Juno Therapeutics, Inc. (A)	2,769	126,571
Kadmon Holdings, Inc. (A)	2,301	8,330
Keryx Biopharmaceuticals, Inc. (A)(B)	3,281	15,257
Kindred Biosciences, Inc. (A)	928	8,770
Kura Oncology, Inc. (A)	766	11,720
Lexicon Pharmaceuticals, Inc. (A)(B)	2,915	28,800
Ligand Pharmaceuticals, Inc. (A)	576	78,872
Loxo Oncology, Inc. (A)	812	68,354
MacroGenics, Inc. (A)	1,031	19,589
Madrigal Pharmaceuticals, Inc. (A)	342	31,392
MannKind Corp. (A)(B)	2,896	6,719
MediciNova, Inc. (A)(B)	1,166	7,544
Merrimack Pharmaceuticals, Inc. (B)	578	5,925
Mersana Therapeutics, Inc. (A)	637	10,466
MiMedx Group, Inc. (A)(B)	3,067	38,675
Minerva Neurosciences, Inc. (A)	1,207	7,302
Miragen Therapeutics, Inc. (A)	828	8,636
Momenta Pharmaceuticals, Inc. (A)	2,115	29,504
Mustang Bio, Inc. (A)	783	9,388
Myriad Genetics, Inc. (A)	1,862	63,950
NantKwest, Inc. (A)(B)	2,233	10,026
Natera, Inc. (A)	1,474	13,251
Neurocrine Biosciences, Inc. (A)	2,301	178,535
NewLink Genetics Corp. (A)(B)	821	6,658
Novavax, Inc. (A)(B)	8,348	10,352
Omthera Pharmaceuticals, Inc. (A)(C)	598	368
Oncocyte Corp. (A)(B)	1,221	5,678
OncoMed Pharmaceuticals, Inc. (A)	498	2,042
OPKO Health, Inc. (A)(B)	15,366	75,293
Osiris Therapeutics, Inc. (A)(B)	525	3,150
Otonomy, Inc. (A)	1,390	7,715
Ovid Therapeutics, Inc. (A)	886	8,745
Palatin Technologies, Inc. (A)	1,228	1,055
PDL BioPharma, Inc. (A)	4,159	11,396
Peregrine Pharmaceuticals, Inc. (A)	1,963	7,616
Pieris Pharmaceuticals, Inc. (A)	1,471	11,106
PolarityTE, Inc. (A)	290	6,731
Portola Pharmaceuticals, Inc. (A)	1,750	85,190
Progenics Pharmaceuticals, Inc. (A)	1,955	11,632
Protagonist Therapeutics, Inc. (A)	486	10,109
PTC Therapeutics, Inc. (A)	1,135	18,932
Puma Biotechnology, Inc. (A)	1,014	100,234
Ra Pharmaceuticals, Inc. (A)	631	5,364
Recro Pharma, Inc. (A)	896	8,288
Regeneron Pharmaceuticals, Inc. (A)	2,855	1,073,366
REGENXBIO, Inc. (A)	843	28,030
Regulus Therapeutics, Inc. (A)	6,057	6,299
Repligen Corp. (A)	1,245	45,169
Retrophin, Inc. (A)	1,052	22,166
Rigel Pharmaceuticals, Inc. (A)	3,503	13,592
Sage Therapeutics, Inc. (A)	1,024	168,663
Sangamo Therapeutics, Inc. (A)	2,281	37,408

The accompanying notes are an integral part of the financial statements.	180

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Sarepta Therapeutics, Inc. (A)(B)	1,754	$97,593
Savara, Inc. (A)	827	12,273
Savient Pharmaceuticals, Inc. (A)(C)	1,834	0
Seattle Genetics, Inc. (A)	3,779	202,177
Selecta Biosciences, Inc. (A)(B)	604	5,925
Seres Therapeutics, Inc. (A)(B)	1,133	11,489
Spark Therapeutics, Inc. (A)(B)	999	51,369
Spectrum Pharmaceuticals, Inc. (A)	2,679	50,767
Spring Bank Pharmaceuticals, Inc. (A)	517	6,954
Stemline Therapeutics, Inc. (A)	715	11,154
Strongbridge Biopharma PLC (A)	1,240	8,990
Syndax Pharmaceuticals, Inc. (A)	629	5,510
Synergy Pharmaceuticals, Inc. (A)(B)	6,230	13,893
Synlogic, Inc. (A)	463	4,491
Syros Pharmaceuticals, Inc. (A)(B)	721	7,015
T2 Biosystems, Inc. (A)	1,820	7,498
TESARO, Inc. (A)	1,478	122,482
Tocagen, Inc. (A)(B)	802	8,221
Ultragenyx Pharmaceutical, Inc. (A)	1,165	54,033
United Therapeutics Corp. (A)	1,123	166,148
Vanda Pharmaceuticals, Inc. (A)	1,222	18,574
Veracyte, Inc. (A)	983	6,419
Verastem, Inc. (A)	1,842	5,655
Vericel Corp. (A)	1,650	8,993
Vertex Pharmaceuticals, Inc. (A)	6,715	1,006,310
Vital Therapies, Inc. (A)	1,384	8,235
Voyager Therapeutics, Inc. (A)(B)	743	12,334
vTv Therapeutics, Inc., Class A (A)(B)	1,071	6,437
XBiotech, Inc. (A)(B)	1,742	6,863
Xencor, Inc. (A)	1,295	28,386
XOMA Corp. (A)	61	2,172
ZIOPHARM Oncology, Inc. (A)(B)	3,927	16,258
		23,981,787
Health care equipment and supplies – 2.2%
Abaxis, Inc.	632	31,297
Abbott Laboratories	46,308	2,642,798
ABIOMED, Inc. (A)	1,165	218,333
Accuray, Inc. (A)	2,433	10,462
Align Technology, Inc. (A)	2,130	473,265
Analogic Corp.	350	29,313
AngioDynamics, Inc. (A)	1,021	16,979
Anika Therapeutics, Inc. (A)	404	21,780
Antares Pharma, Inc. (A)	4,423	8,802
AtriCure, Inc. (A)	953	17,383
Atrion Corp.	51	32,161
AxoGen, Inc. (A)	911	25,781
Baxter International, Inc.	14,513	938,120
Becton, Dickinson and Company	7,048	1,508,781
Boston Scientific Corp. (A)	36,552	906,124
Cantel Medical Corp.	1,069	109,968
Cardiovascular Systems, Inc. (A)	915	21,676
Cerus Corp. (A)	3,177	10,738
Cogentix Medical, Inc. (A)	2,584	8,140
ConforMIS, Inc. (A)	2,228	5,303
CONMED Corp.	774	39,451
Corindus Vascular Robotics, Inc. (A)(B)	6,252	6,315
CryoLife, Inc. (A)	912	17,465
Cryoport, Inc. (A)	894	7,679
Cutera, Inc. (A)	375	17,006
Cytosorbents Corp. (A)	1,261	8,197
Danaher Corp.	18,523	1,719,305
DENTSPLY SIRONA, Inc.	6,118	402,748
DexCom, Inc. (A)	2,367	135,842
Edwards Lifesciences Corp. (A)	5,621	633,543
Endologix, Inc. (A)(B)	2,422	12,958

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Entellus Medical, Inc. (A)(B)	725	$17,683
Exactech, Inc. (A)	401	19,829
FONAR Corp. (A)	241	5,868
GenMark Diagnostics, Inc. (A)	1,560	6,505
Glaukos Corp. (A)(B)	943	24,188
Globus Medical, Inc., Class A (A)	2,613	107,394
Haemonetics Corp. (A)	1,444	83,868
Halyard Health, Inc. (A)	1,287	59,434
Heska Corp. (A)	197	15,801
Hill-Rom Holdings, Inc.	1,705	143,714
Hologic, Inc. (A)	7,463	319,043
ICU Medical, Inc. (A)	545	117,720
IDEXX Laboratories, Inc. (A)	2,324	363,427
Inogen, Inc. (A)	564	67,161
Insulet Corp. (A)	1,591	109,779
Integer Holdings Corp. (A)	863	39,094
Integra LifeSciences Holdings Corp. (A)	2,137	102,277
Intuitive Surgical, Inc. (A)	2,980	1,087,521
Invacare Corp. (B)	900	15,165
iRhythm Technologies, Inc. (A)	621	34,807
IRIDEX Corp. (A)	814	6,203
K2M Group Holdings, Inc. (A)	1,206	21,708
Lantheus Holdings, Inc. (A)	1,016	20,777
LeMaitre Vascular, Inc.	515	16,398
Masimo Corp. (A)	1,330	112,784
MedCath Corp. (C)	613	307
Meridian Bioscience, Inc.	1,192	16,688
Merit Medical Systems, Inc. (A)	1,371	59,227
Natus Medical, Inc. (A)	913	34,877
Neogen Corp. (A)	1,049	86,238
Nevro Corp. (A)	802	55,370
Novocure, Ltd. (A)(B)	2,441	49,308
NuVasive, Inc. (A)	1,394	81,535
Nuvectra Corp. (A)	555	4,307
NxStage Medical, Inc. (A)	1,804	43,711
Obalon Therapeutics, Inc. (A)(B)	803	5,308
OraSure Technologies, Inc. (A)	1,625	30,648
Orthofix International NV (A)	509	27,842
Penumbra, Inc. (A)(B)	921	86,666
Pulse Biosciences, Inc. (A)	385	9,086
Quidel Corp. (A)	915	39,665
ResMed, Inc.	3,778	319,959
Rockwell Medical, Inc. (A)(B)	1,446	8,416
RTI Surgical, Inc. (A)	1,700	6,970
Senseonics Holdings, Inc. (A)(B)	3,826	10,177
Sientra, Inc. (A)(B)	532	7,480
STAAR Surgical Company (A)	1,153	17,872
Stryker Corp.	9,968	1,543,445
Surmodics, Inc. (A)	364	10,192
Synergetics USA, Inc. (A)(C)	781	148
Tactile Systems Technology, Inc. (A)	467	13,534
Teleflex, Inc.	1,198	298,086
The Cooper Companies, Inc.	1,300	283,244
Utah Medical Products, Inc.	104	8,466
Varex Imaging Corp. (A)	1,027	41,255
Varian Medical Systems, Inc. (A)	2,430	270,095
West Pharmaceutical Services, Inc.	1,942	191,617
Zimmer Biomet Holdings, Inc.	5,388	650,170
		17,267,770
Health care providers and services – 2.4%
AAC Holdings, Inc. (A)(B)	965	8,685
Acadia Healthcare Company, Inc. (A)	2,408	78,573
Aceto Corp.	853	8,811
Addus HomeCare Corp. (A)	312	10,858
Aetna, Inc.	8,822	1,591,401

The accompanying notes are an integral part of the financial statements.	181

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Almost Family, Inc. (A)	381	$21,088
Amedisys, Inc. (A)	926	48,809
American Renal Associates
Holdings, Inc. (A)(B)	923	16,060
AmerisourceBergen Corp.	5,821	534,484
AMN Healthcare Services, Inc. (A)	1,295	63,779
Anthem, Inc.	6,985	1,571,695
BioScrip, Inc. (A)	3,600	10,476
BioTelemetry, Inc. (A)	881	26,342
Brookdale Senior Living, Inc. (A)	5,142	49,877
Capital Senior Living Corp. (A)	893	12,047
Cardinal Health, Inc.	8,420	515,893
Centene Corp. (A)	4,583	462,333
Chemed Corp.	402	97,694
Cigna Corp.	6,697	1,360,094
Civitas Solutions, Inc. (A)	1,056	18,058
Community Health Systems, Inc. (A)(B)	3,196	13,615
CorVel Corp. (A)	522	27,614
Cross Country Healthcare, Inc. (A)	1,014	12,939
DaVita, Inc. (A)	5,078	366,886
Diplomat Pharmacy, Inc. (A)	1,868	37,491
Encompass Health Corp.	2,534	125,205
Envision Healthcare Corp. (A)	3,298	113,979
Express Scripts Holding Company (A)	15,374	1,147,515
Genesis Healthcare, Inc. (A)	7,455	5,687
Hanger, Inc. (A)	926	14,585
HCA Healthcare, Inc. (A)	9,613	844,406
HealthEquity, Inc. (A)	1,637	76,382
Henry Schein, Inc. (A)	4,215	294,544
Humana, Inc.	3,844	953,581
Kindred Healthcare, Inc.	2,409	23,367
Laboratory Corp. of America Holdings (A)	2,708	431,953
LHC Group, Inc. (A)	498	30,503
LifePoint Health, Inc. (A)	1,100	54,780
Magellan Health, Inc. (A)	647	62,468
McKesson Corp.	5,599	873,164
MEDNAX, Inc. (A)	2,406	128,577
Molina Healthcare, Inc. (A)	1,556	119,314
National HealthCare Corp.	429	26,143
National Research Corp., Class A	579	21,597
National Research Corp., Class B (B)	665	37,819
Owens & Minor, Inc.	1,661	31,360
Patterson Companies, Inc.	2,628	94,950
PetIQ, Inc. (A)	575	12,558
Premier, Inc., Class A (A)	3,849	112,352
Quest Diagnostics, Inc.	3,619	356,435
Quorum Health Corp. (A)	1,632	10,184
R1 RCM, Inc. (A)	2,964	13,071
RadNet, Inc. (A)	1,310	13,231
Select Medical Holdings Corp. (A)	3,631	64,087
Surgery Partners, Inc. (A)(B)	1,386	16,771
Teladoc, Inc. (A)(B)	1,541	53,704
Tenet Healthcare Corp. (A)(B)	2,779	42,130
The Ensign Group, Inc.	1,404	31,169
The Providence Service Corp. (A)	378	22,431
Tivity Health, Inc. (A)	1,074	39,255
UnitedHealth Group, Inc.	25,761	5,679,270
Universal Health Services, Inc., Class B	2,529	286,662
US Physical Therapy, Inc.	347	25,053
WellCare Health Plans, Inc. (A)	1,176	236,505
		19,492,349
Health care technology – 0.2%
Allscripts Healthcare Solutions, Inc. (A)	4,945	71,950
athenahealth, Inc. (A)	1,030	137,031
Castlight Health, Inc., B Shares (A)(B)	3,656	13,710

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Health care technology (continued)
Cerner Corp. (A)	8,829	$594,986
Computer Programs & Systems, Inc. (B)	379	11,389
Cotiviti Holdings, Inc. (A)	2,519	81,137
Evolent Health, Inc., Class A (A)(B)	2,045	25,154
HealthStream, Inc. (A)	886	20,520
HMS Holdings Corp. (A)	2,330	39,494
Inovalon Holdings, Inc., Class A (A)(B)	3,985	59,775
Medidata Solutions, Inc. (A)	1,598	101,265
NantHealth, Inc. (A)(B)	3,451	10,526
Omnicell, Inc. (A)	1,024	49,664
Quality Systems, Inc. (A)	1,749	23,751
Simulations Plus, Inc. (B)	455	7,326
Tabula Rasa HealthCare, Inc. (A)	474	13,296
Veeva Systems, Inc., Class A (A)	3,683	203,596
Vocera Communications, Inc. (A)	782	23,632
		1,488,202
Life sciences tools and services – 0.8%
Accelerate Diagnostics, Inc. (A)(B)	1,535	40,217
Agilent Technologies, Inc.	8,553	572,794
Bio-Rad Laboratories, Inc., Class A (A)	777	185,447
Bio-Techne Corp.	1,021	132,271
Bruker Corp.	4,111	141,090
Cambrex Corp. (A)	894	42,912
Charles River Laboratories
International, Inc. (A)	1,293	141,519
Enzo Biochem, Inc. (A)	1,266	10,318
Fluidigm Corp. (A)	1,671	9,842
Harvard Bioscience, Inc. (A)	2,095	6,914
Illumina, Inc. (A)	3,888	849,489
INC Research Holdings, Inc., Class A (A)	2,829	123,344
IQVIA Holdings, Inc. (A)	5,764	564,296
Luminex Corp.	1,250	24,625
Medpace Holdings, Inc. (A)	1,082	39,233
Mettler-Toledo International, Inc. (A)	683	423,132
NanoString Technologies, Inc. (A)	769	5,744
NeoGenomics, Inc. (A)	2,195	19,448
Pacific Biosciences of California, Inc. (A)(B)	3,229	8,525
PerkinElmer, Inc.	2,903	212,267
PRA Health Sciences, Inc. (A)	1,614	146,987
Thermo Fisher Scientific, Inc.	10,675	2,026,969
Waters Corp. (A)	2,124	410,336
		6,137,719
Pharmaceuticals – 3.7%
Aclaris Therapeutics, Inc. (A)	747	18,421
Adamis Pharmaceuticals Corp. (A)	1,632	7,181
Aerie Pharmaceuticals, Inc. (A)	991	59,212
Agile Therapeutics, Inc. (A)	1,595	4,291
Akcea Therapeutics, Inc. (A)(B)	1,821	31,613
Akorn, Inc. (A)	3,187	102,717
Alexza Pharmaceuticals, Inc. (A)(C)	2,067	72
Allergan PLC	8,910	1,457,498
Allergan PLC (A)(C)	609	7,186
Amphastar Pharmaceuticals, Inc. (A)	1,295	24,916
ANI Pharmaceuticals, Inc. (A)	324	20,882
Aratana Therapeutics, Inc. (A)	1,239	6,517
Assembly Biosciences, Inc. (A)	477	21,584
BioDelivery Sciences International, Inc. (A)	2,697	7,956
Bristol-Myers Squibb Company	43,699	2,677,875
Catalent, Inc. (A)	3,413	140,206
Chelsea Therapeutics
International, Ltd. (A)(C)	1,686	135
Clearside Biomedical, Inc. (A)	998	6,986
Collegium Pharmaceutical, Inc. (A)(B)	840	15,506
Corcept Therapeutics, Inc. (A)	3,097	55,932

The accompanying notes are an integral part of the financial statements.	182

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Corium International, Inc. (A)	1,009	$9,696
Depomed, Inc. (A)	1,816	14,619
Dermira, Inc. (A)	1,155	32,121
Dova Pharmaceuticals, Inc. (A)(B)	710	20,448
Durect Corp. (A)	4,211	3,882
Eli Lilly & Company	29,342	2,478,225
Endo International PLC (A)	6,152	47,678
Endocyte, Inc. (A)	1,801	7,708
Horizon Pharma PLC (A)	4,469	65,247
Impax Laboratories, Inc. (A)	2,043	34,016
Innoviva, Inc. (A)	3,038	43,109
Intersect ENT, Inc. (A)	798	25,855
Johnson & Johnson	71,541	9,995,709
Kala Pharmaceuticals, Inc. (A)	674	12,462
Lannett Company, Inc. (A)(B)	1,025	23,780
Marinus Pharmaceuticals, Inc. (A)(B)	1,468	11,979
Melinta Therapeutics, Inc. (A)	508	8,026
Merck & Company, Inc.	72,689	4,090,210
MyoKardia, Inc. (A)	965	40,627
Nektar Therapeutics (A)	4,113	245,628
Neos Therapeutics, Inc. (A)(B)	969	9,884
Ocular Therapeutix, Inc. (A)	1,316	5,856
Omeros Corp. (A)(B)	1,320	25,648
Pacira Pharmaceuticals, Inc. (A)	1,111	50,717
Paratek Pharmaceuticals, Inc. (A)	760	13,604
Pfizer, Inc.	158,514	5,741,377
Phibro Animal Health Corp., Class A	1,100	36,850
Prestige Brands Holdings, Inc. (A)	1,453	64,528
Reata Pharmaceuticals, Inc., Class A (A)(B)	714	20,220
Revance Therapeutics, Inc. (A)(B)	851	30,423
Sienna Biopharmaceuticals, Inc. (A)(B)	555	10,073
Sucampo Pharmaceuticals, Inc., Class A (A)	1,319	23,676
Supernus Pharmaceuticals, Inc. (A)	1,388	55,312
Teligent, Inc. (A)	1,521	5,521
Tetraphase Pharmaceuticals, Inc. (A)	1,403	8,839
The Medicines Company (A)	2,000	54,680
TherapeuticsMD, Inc. (A)(B)	5,607	33,866
Zoetis, Inc.	13,030	938,681
Zogenix, Inc. (A)	862	34,523
Zynerba Pharmaceuticals, Inc. (A)(B)	581	7,274
		29,049,263
		97,417,090
Industrials – 10.5%
Aerospace and defense – 2.4%
AAR Corp.	957	37,601
Aerojet Rocketdyne Holdings, Inc. (A)	2,058	64,210
Aerovironment, Inc. (A)	650	36,504
Arconic, Inc.	11,709	319,070
Astronics Corp. (A)	810	33,591
Axon Enterprise, Inc. (A)(B)	1,455	38,558
BWX Technologies, Inc.	2,574	155,701
Cubic Corp.	751	44,271
Curtiss-Wright Corp.	1,148	139,884
Ducommun, Inc. (A)	321	9,132
Engility Holdings, Inc. (A)	1,030	29,221
Esterline Technologies Corp. (A)	823	61,478
General Dynamics Corp.	7,986	1,624,752
HEICO Corp., Class A	2,199	173,831
Hexcel Corp.	2,320	143,492
Huntington Ingalls Industries, Inc.	1,207	284,490
KLX, Inc. (A)	1,421	96,983
Kratos Defense & Security Solutions, Inc. (A)	2,763	29,260
L3 Technologies, Inc.	2,091	413,704
Lockheed Martin Corp.	7,687	2,467,911

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Aerospace and defense (continued)
Mercury Systems, Inc. (A)	1,316	$67,577
Moog, Inc., Class A (A)	971	84,331
National Presto Industries, Inc. (B)	196	19,492
Northrop Grumman Corp.	4,646	1,425,904
Orbital ATK, Inc.	1,509	198,434
Raytheon Company	7,740	1,453,959
Rockwell Collins, Inc.	4,324	586,421
Sparton Corp. (A)	332	7,656
Spirit AeroSystems Holdings, Inc., Class A	3,133	273,354
Teledyne Technologies, Inc. (A)	925	167,564
Textron, Inc.	7,061	399,582
The Boeing Company	15,754	4,646,012
The KeyW Holding Corp. (A)(B)	1,434	8,418
TransDigm Group, Inc.	1,386	380,623
Triumph Group, Inc.	1,366	37,155
United Technologies Corp.	21,306	2,718,006
Vectrus, Inc. (A)	294	9,070
Wesco Aircraft Holdings, Inc. (A)	2,836	20,986
		18,708,188
Air freight and logistics – 0.7%
Air Transport Services Group, Inc. (A)	1,616	37,394
Atlas Air Worldwide Holdings, Inc. (A)	688	40,351
C.H. Robinson Worldwide, Inc.	3,729	332,217
Echo Global Logistics, Inc. (A)	790	22,120
Expeditors International of Washington, Inc.	4,798	310,383
FedEx Corp.	7,149	1,783,961
Forward Air Corp.	827	47,503
Hub Group, Inc., Class A (A)	934	44,739
United Parcel Service, Inc., Class B	23,094	2,751,650
XPO Logistics, Inc. (A)	3,108	284,662
		5,654,980
Airlines – 0.5%
Alaska Air Group, Inc.	3,247	238,687
Allegiant Travel Company	441	68,245
American Airlines Group, Inc.	12,971	674,881
Delta Air Lines, Inc.	19,274	1,079,344
Hawaiian Holdings, Inc.	1,462	58,261
JetBlue Airways Corp. (A)	8,579	191,655
SkyWest, Inc.	1,426	75,721
Southwest Airlines Company	15,936	1,043,011
Spirit Airlines, Inc. (A)	1,898	85,125
United Continental Holdings, Inc. (A)	8,091	545,333
		4,060,263
Building products – 0.4%
AAON, Inc.	1,473	54,059
Advanced Drainage Systems, Inc.	1,541	36,753
American Woodmark Corp. (A)	451	58,743
AO Smith Corp.	4,573	280,233
Apogee Enterprises, Inc.	790	36,127
Armstrong Flooring, Inc. (A)	761	12,876
Armstrong World Industries, Inc. (A)	1,443	87,374
Builders FirstSource, Inc. (A)	3,106	67,680
Continental Building Products, Inc. (A)	1,056	29,726
CSW Industrials, Inc. (A)	443	20,356
Fortune Brands Home & Security, Inc.	4,077	279,030
Gibraltar Industries, Inc. (A)	875	28,875
Griffon Corp.	1,323	26,923
Insteel Industries, Inc.	543	15,378
JELD-WEN Holding, Inc. (A)	2,886	113,622
Johnson Controls International PLC	24,892	948,634
Lennox International, Inc.	1,114	232,002
Masco Corp.	8,451	371,337
NCI Building Systems, Inc. (A)	1,950	37,635
Owens Corning	2,929	269,292

The accompanying notes are an integral part of the financial statements.	183

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Building products (continued)
Patrick Industries, Inc. (A)	691	$47,990
PGT Innovations, Inc. (A)	1,354	22,815
Ply Gem Holdings, Inc. (A)	1,956	36,186
Quanex Building Products Corp.	973	22,768
Simpson Manufacturing Company, Inc.	1,309	75,150
Trex Company, Inc. (A)	800	86,712
Universal Forest Products, Inc.	1,695	63,766
USG Corp. (A)(B)	3,685	142,094
		3,504,136
Commercial services and supplies – 0.6%
ABM Industries, Inc.	1,780	67,142
ACCO Brands Corp. (A)	2,972	36,258
Advanced Disposal Services, Inc. (A)	2,446	58,557
ARC Document Solutions, Inc. (A)	1,859	4,740
Brady Corp., Class A	1,434	54,349
Casella Waste Systems, Inc., Class A (A)	1,180	27,164
CECO Environmental Corp.	1,030	5,284
Cintas Corp.	2,808	437,571
Civeo Corp. (A)	3,710	10,128
Clean Harbors, Inc. (A)	1,570	85,094
Copart, Inc. (A)	6,075	262,379
Covanta Holding Corp.	3,622	61,212
Deluxe Corp.	1,214	93,284
Ennis, Inc.	700	14,525
Essendant, Inc.	1,072	9,937
Healthcare Services Group, Inc.	2,002	105,545
Heritage-Crystal Clean, Inc. (A)	637	13,855
Herman Miller, Inc.	1,656	66,323
HNI Corp.	1,220	47,055
Hudson Technologies, Inc. (A)	1,248	7,575
InnerWorkings, Inc. (A)	1,547	15,516
Interface, Inc.	1,706	42,906
KAR Auction Services, Inc.	3,587	181,179
Kimball International, Inc., Class B	1,061	19,809
Knoll, Inc.	1,376	31,703
LSC Communications, Inc.	987	14,953
Matthews International Corp., Class A	893	47,150
McGrath RentCorp	664	31,195
Mobile Mini, Inc.	1,241	42,815
MSA Safety, Inc.	1,044	80,931
Multi-Color Corp.	575	43,039
NL Industries, Inc. (A)	1,371	19,537
Pitney Bowes, Inc.	5,110	57,130
Quad/Graphics, Inc.	1,451	32,793
Republic Services, Inc.	8,979	607,070
Rollins, Inc.	5,777	268,804
RR Donnelley & Sons Company	1,999	18,591
SP Plus Corp. (A)	619	22,965
Steelcase, Inc., Class A	3,228	49,066
Stericycle, Inc. (A)	2,221	151,006
Swisher Hygiene, Inc. (A)(C)	450	421
Team, Inc. (A)(B)	842	12,546
Tetra Tech, Inc.	1,558	75,018
The Brink’s Company	1,371	107,898
UniFirst Corp.	557	91,849
US Ecology, Inc.	611	31,161
Viad Corp.	552	30,581
VSE Corp.	302	14,626
Waste Management, Inc.	11,722	1,011,609
		4,621,844
Construction and engineering – 0.2%
AECOM (A)	4,063	150,940
Aegion Corp. (A)	916	23,294
Ameresco, Inc., Class A (A)	1,258	10,819

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Construction and engineering (continued)
Argan, Inc.	415	$18,675
Comfort Systems USA, Inc.	1,027	44,829
Dycom Industries, Inc. (A)	843	93,935
EMCOR Group, Inc.	1,516	123,933
Fluor Corp.	3,651	188,574
Granite Construction, Inc.	1,087	68,948
Great Lakes Dredge & Dock Corp. (A)	1,745	9,423
HC2 Holdings, Inc. (A)	1,457	8,669
IES Holdings, Inc. (A)	602	10,385
Jacobs Engineering Group, Inc.	3,149	207,708
KBR, Inc.	3,821	75,770
Layne Christensen Company (A)	600	7,530
MasTec, Inc. (A)	2,250	110,138
MYR Group, Inc. (A)	461	16,472
Northwest Pipe Company (A)	368	7,044
Orion Group Holdings, Inc. (A)	1,081	8,464
Primoris Services Corp.	1,418	38,555
Quanta Services, Inc. (A)	3,999	156,401
Sterling Construction Company, Inc. (A)	733	11,933
Tutor Perini Corp. (A)	1,370	34,730
Valmont Industries, Inc.	617	102,329
		1,529,498
Electrical equipment – 0.5%
Acuity Brands, Inc.	1,103	194,128
Allied Motion Technologies, Inc.	289	9,563
AMETEK, Inc.	6,163	446,633
Atkore International Group, Inc. (A)	1,778	38,138
AZZ, Inc.	725	37,048
Babcock & Wilcox Enterprises, Inc. (A)(B)	1,828	10,383
Eaton Corp. PLC	11,871	937,928
Emerson Electric Company	17,082	1,190,445
Encore Wire Corp.	587	28,558
Energous Corp. (A)(B)	688	13,382
EnerSys	1,194	83,138
Enphase Energy, Inc. (A)	2,749	6,625
FuelCell Energy, Inc. (A)(B)	3,640	6,188
General Cable Corp.	1,377	40,759
Hubbell, Inc.	1,433	193,942
LSI Industries, Inc.	58	399
Plug Power, Inc. (A)(B)	6,157	14,531
Powell Industries, Inc.	332	9,512
Preformed Line Products Company	145	10,302
Regal Beloit Corp.	1,224	93,758
Revolution Lighting Technologies, Inc. (A)(B)	1,281	4,214
Rockwell Automation, Inc.	3,419	671,321
Sunrun, Inc. (A)(B)	2,933	17,305
Thermon Group Holdings, Inc. (A)	912	21,587
TPI Composites, Inc. (A)	945	19,335
Vicor Corp. (A)	1,095	22,886
Vivint Solar, Inc. (A)(B)	3,209	12,996
		4,135,004
Industrial conglomerates – 1.5%
3M Company	15,907	3,744,031
Carlisle Companies, Inc.	1,657	188,318
General Electric Company	230,763	4,026,814
Honeywell International, Inc.	20,287	3,111,214
Icahn Enterprises LP (B)	4,412	233,836
Raven Industries, Inc.	1,000	34,350
Roper Technologies, Inc.	2,728	706,552
		12,045,115
Machinery – 2.0%
Actuant Corp., Class A	1,627	41,163
AGCO Corp.	2,047	146,217
Alamo Group, Inc.	316	35,667

The accompanying notes are an integral part of the financial statements.	184

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Albany International Corp., Class A	892	$54,813
Allison Transmission Holdings, Inc.	3,871	166,724
Altra Industrial Motion Corp.	810	40,824
American Railcar Industries, Inc. (B)	553	23,027
Astec Industries, Inc.	643	37,616
Barnes Group, Inc.	1,475	93,323
Briggs & Stratton Corp.	1,186	30,089
Caterpillar, Inc.	15,747	2,481,412
Chart Industries, Inc. (A)	865	40,534
CIRCOR International, Inc.	461	22,441
Colfax Corp. (A)	3,372	133,599
Columbus McKinnon Corp.	622	24,868
Commercial Vehicle Group, Inc. (A)	1,034	11,053
Crane Company	1,540	137,399
Cummins, Inc.	4,467	789,051
Deere & Company	8,554	1,338,787
DMC Global, Inc.	432	10,822
Donaldson Company, Inc.	3,430	167,899
Douglas Dynamics, Inc.	623	23,549
Dover Corp.	4,133	417,392
Energy Recovery, Inc. (A)(B)	1,545	13,519
EnPro Industries, Inc.	592	55,358
ESCO Technologies, Inc.	719	43,320
Federal Signal Corp.	1,641	32,968
Flowserve Corp.	3,380	142,399
Fortive Corp.	9,242	668,659
Franklin Electric Company, Inc.	1,291	59,257
FreightCar America, Inc.	410	7,003
Gardner Denver Holdings, Inc. (A)	5,115	173,552
Gencor Industries, Inc. (A)	428	7,083
Global Brass & Copper Holdings, Inc.	592	19,595
Graco, Inc.	4,416	199,692
Graham Corp.	354	7,409
Hardinge, Inc.	500	8,710
Harsco Corp. (A)	2,207	41,161
Hillenbrand, Inc.	1,562	69,821
Hurco Companies, Inc.	183	7,723
Hyster-Yale Materials Handling, Inc.	343	29,210
IDEX Corp.	2,031	268,031
Illinois Tool Works, Inc.	9,177	1,531,182
ITT, Inc.	2,265	120,883
John Bean Technologies Corp.	866	95,953
Kadant, Inc.	299	30,020
Kennametal, Inc.	2,212	107,083
LB Foster Company, Class A (A)	298	8,091
Lincoln Electric Holdings, Inc.	1,723	157,792
Lindsay Corp.	285	25,137
Lydall, Inc. (A)	480	24,360
Manitex International, Inc. (A)	932	8,947
Meritor, Inc. (A)	2,407	56,468
Milacron Holdings Corp. (A)	1,929	36,921
Miller Industries, Inc.	317	8,179
Mueller Industries, Inc.	1,584	56,121
Mueller Water Products, Inc., Class A	4,376	54,831
Navistar International Corp. (A)	2,689	115,304
NN, Inc.	766	21,142
Nordson Corp.	1,523	222,967
Omega Flex, Inc.	281	20,066
Oshkosh Corp.	1,947	176,963
PACCAR, Inc.	9,384	667,015
Parker-Hannifin Corp.	3,547	707,910
Park-Ohio Holdings Corp.	359	16,496
Pentair PLC	4,848	342,366
Proto Labs, Inc. (A)	725	74,675
RBC Bearings, Inc. (A)	669	84,562

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
REV Group, Inc.	1,752	$56,993
Rexnord Corp. (A)	2,850	74,157
Snap-on, Inc.	1,521	265,110
Spartan Motors, Inc.	989	15,577
SPX Corp. (A)	1,177	36,946
SPX FLOW, Inc. (A)	1,189	56,537
Standex International Corp.	356	36,259
Stanley Black & Decker, Inc.	4,078	691,996
Sun Hydraulics Corp.	750	48,518
Tennant Company	496	36,034
Terex Corp.	2,433	117,319
The Eastern Company	253	6,616
The ExOne Company (A)	79	664
The Gorman-Rupp Company	728	22,721
The Greenbrier Companies, Inc. (B)	782	41,681
The Manitowoc Company, Inc. (A)	959	37,727
The Middleby Corp. (A)	1,511	203,909
The Timken Company	1,957	96,187
The Toro Company	2,819	183,883
Titan International, Inc.	1,677	21,600
TriMas Corp. (A)	1,278	34,187
Trinity Industries, Inc.	3,918	146,768
Twin Disc, Inc. (A)	354	9,406
Wabash National Corp.	1,600	34,720
WABCO Holdings, Inc. (A)	1,410	202,335
Wabtec Corp.	2,531	206,099
Watts Water Technologies, Inc., Class A	952	72,304
Welbilt, Inc. (A)	3,818	89,761
Woodward, Inc.	1,594	122,005
Xylem, Inc.	4,783	326,201
		16,188,393
Marine – 0.0%
Eagle Bulk Shipping, Inc. (A)	2,130	9,542
Kirby Corp. (A)	1,586	105,945
Matson, Inc.	1,211	36,136
		151,623
Professional services – 0.3%
Acacia Research Corp. (A)	1,963	7,950
Barrett Business Services, Inc.	206	13,285
CBIZ, Inc. (A)	1,496	23,113
CRA International, Inc.	233	10,473
Equifax, Inc.	3,201	377,462
Exponent, Inc.	704	50,054
Forrester Research, Inc.	498	22,012
Franklin Covey Company (A)	395	8,196
FTI Consulting, Inc. (A)	1,075	46,182
Heidrick & Struggles International, Inc.	532	13,061
Hill International, Inc. (A)	1,520	8,284
Huron Consulting Group, Inc. (A)	619	25,039
ICF International, Inc. (A)	515	27,038
Insperity, Inc.	1,136	65,150
Kelly Services, Inc., Class A	1,056	28,797
Kforce, Inc.	758	19,140
Korn/Ferry International	1,572	65,049
ManpowerGroup, Inc.	1,754	221,197
Mistras Group, Inc. (A)	810	19,011
Navigant Consulting, Inc. (A)	1,284	24,922
On Assignment, Inc. (A)	1,444	92,806
Pendrell Corp.	12	7,092
Resources Connection, Inc.	841	12,993
Robert Half International, Inc.	3,299	183,226
RPX Corp.	1,369	18,399
The Dun & Bradstreet Corp.	1,013	119,949
TransUnion (A)	4,813	264,522

The accompanying notes are an integral part of the financial statements.	185

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Professional services (continued)
TriNet Group, Inc. (A)	1,901	$84,290
TrueBlue, Inc. (A)	1,160	31,900
Verisk Analytics, Inc. (A)	4,393	421,728
WageWorks, Inc. (A)	1,085	67,270
Willdan Group, Inc. (A)	264	6,320
		2,385,910
Road and rail – 1.0%
AMERCO	516	195,002
ArcBest Corp.	699	24,989
Avis Budget Group, Inc. (A)	2,259	99,125
Celadon Group, Inc.	363	2,323
Covenant Transportation Group, Inc.,
Class A (A)	501	14,394
CSX Corp.	24,319	1,337,788
Daseke, Inc. (A)	1,206	17,234
Genesee & Wyoming, Inc., Class A (A)	1,621	127,621
Heartland Express, Inc.	2,270	52,982
Hertz Global Holdings, Inc. (A)(B)	2,305	50,941
J.B. Hunt Transport Services, Inc.	2,904	333,902
Kansas City Southern	2,805	295,142
Knight-Swift Transportation Holdings, Inc.	4,560	199,363
Landstar System, Inc.	1,137	118,362
Marten Transport, Ltd.	1,479	30,024
Norfolk Southern Corp.	7,678	1,112,542
Old Dominion Freight Line, Inc.	2,177	286,384
P.A.M. Transportation Services, Inc. (A)	61	2,122
Roadrunner Transportation Systems, Inc. (A)	1,079	8,319
Ryder System, Inc.	1,432	120,531
Saia, Inc. (A)	681	48,181
Schneider National, Inc., Class B (B)	4,822	137,716
Union Pacific Corp.	21,331	2,860,487
Universal Logistics Holdings, Inc.	800	19,000
Werner Enterprises, Inc.	1,954	75,522
YRC Worldwide, Inc. (A)	936	13,460
		7,583,456
Trading companies and distributors – 0.4%
Air Lease Corp.	2,636	126,765
Aircastle, Ltd.	2,178	50,943
Applied Industrial Technologies, Inc.	1,064	72,458
Beacon Roofing Supply, Inc. (A)	1,691	107,818
BMC Stock Holdings, Inc. (A)	1,851	46,830
CAI International, Inc. (A)	518	14,670
DXP Enterprises, Inc. (A)	493	14,578
EnviroStar, Inc. (B)	320	12,800
Fastenal Company	7,656	418,707
Fortress Transportation & Infrastructure
Investors LLC (B)	2,141	42,670
Foundation Building Materials, Inc. (A)	1,193	17,644
GATX Corp. (B)	1,075	66,822
GMS, Inc. (A)	1,121	42,194
H&E Equipment Services, Inc.	981	39,878
HD Supply Holdings, Inc. (A)	5,345	213,960
Herc Holdings, Inc. (A)	783	49,024
Kaman Corp.	771	45,366
Lawson Products, Inc. (A)	299	7,400
MRC Global, Inc. (A)	2,598	43,958
MSC Industrial Direct Company, Inc., Class A	1,456	140,737
Nexeo Solutions, Inc. (A)	2,609	23,742
NOW, Inc. (A)	2,982	32,891
Rush Enterprises, Inc., Class A (A)	1,085	55,129
SiteOne Landscape Supply, Inc. (A)	1,080	82,836
Textainer Group Holdings, Ltd. (A)	1,558	33,497
Titan Machinery, Inc. (A)	613	12,977
United Rentals, Inc. (A)	2,242	385,422

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors (continued)
Univar, Inc. (A)	3,852	$119,258
Veritiv Corp. (A)	445	12,861
W.W. Grainger, Inc.	1,530	361,463
Watsco, Inc.	928	157,797
WESCO International, Inc. (A)	1,312	89,413
Willis Lease Finance Corp. (A)	312	7,791
		2,950,299
		83,518,709
Information technology – 22.1%
Communications equipment – 1.1%
Acacia Communications, Inc. (A)(B)	1,074	38,911
ADTRAN, Inc.	1,330	25,736
Aerohive Networks, Inc. (A)	1,973	11,503
Applied Optoelectronics, Inc. (A)(B)	524	19,818
Arista Networks, Inc. (A)	1,929	454,434
ARRIS International PLC (A)	4,876	125,264
CalAmp Corp. (A)	968	20,744
Calix, Inc. (A)	1,502	8,937
Ciena Corp. (A)	3,888	81,376
Cisco Systems, Inc.	133,313	5,105,888
Clearfield, Inc. (A)(B)	564	6,909
CommScope Holding Company, Inc. (A)	5,072	191,874
Comtech Telecommunications Corp.	652	14,422
Digi International, Inc. (A)	773	7,382
EchoStar Corp., Class A (A)	2,619	156,878
EMCORE Corp. (A)	934	6,024
Extreme Networks, Inc. (A)	3,021	37,823
F5 Networks, Inc. (A)	1,676	219,925
Finisar Corp. (A)	3,115	63,390
Harmonic, Inc. (A)	2,423	10,177
Harris Corp.	3,250	460,363
Infinera Corp. (A)	4,118	26,067
InterDigital, Inc.	952	72,495
Juniper Networks, Inc.	10,082	287,337
KVH Industries, Inc. (A)	618	6,396
Lumentum Holdings, Inc. (A)	1,679	82,103
Motorola Solutions, Inc.	4,337	391,805
NETGEAR, Inc. (A)	869	51,054
NetScout Systems, Inc. (A)	2,454	74,724
Oclaro, Inc. (A)(B)	4,607	31,051
Palo Alto Networks, Inc. (A)	2,446	354,523
Plantronics, Inc.	939	47,307
Powerwave Technologies, Inc. (A)(C)	912	0
Quantenna Communications, Inc. (A)	963	11,749
Ribbon Communications, Inc. (A)	2,652	20,500
TESSCO Technologies, Inc.	79	1,592
Ubiquiti Networks, Inc. (A)(B)	2,079	147,651
UTStarcom Holdings Corp. (A)	215	1,210
ViaSat, Inc. (A)(B)	1,499	112,200
Viavi Solutions, Inc. (A)	6,270	54,800
		8,842,342
Electronic equipment, instruments and components – 0.8%
Amphenol Corp., Class A	8,163	716,711
Anixter International, Inc. (A)	915	69,540
Arrow Electronics, Inc. (A)	2,312	185,908
Avnet, Inc.	3,364	133,282
AVX Corp.	4,670	80,791
Badger Meter, Inc.	801	38,288
Bel Fuse, Inc., Class B	346	8,711
Belden, Inc.	1,159	89,440
Benchmark Electronics, Inc. (A)	1,371	39,896
CDW Corp.	4,117	286,090
Cognex Corp.	4,602	281,458
Coherent, Inc. (A)	646	182,314

The accompanying notes are an integral part of the financial statements.	186

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and
components (continued)
Control4 Corp. (A)	670	$19,939
Corning, Inc.	24,053	769,455
CTS Corp.	929	23,922
Daktronics, Inc.	1,241	11,330
Dolby Laboratories, Inc., Class A	2,650	164,300
Electro Scientific Industries, Inc. (A)	904	19,373
ePlus, Inc. (A)	387	29,102
FARO Technologies, Inc. (A)	474	22,278
Fitbit, Inc., Class A (A)	6,454	36,852
FLIR Systems, Inc.	3,600	167,832
II-VI, Inc. (A)	1,734	81,411
Insight Enterprises, Inc. (A)	982	37,601
IPG Photonics Corp. (A)	1,429	305,992
Iteris, Inc. (A)	1,032	7,193
Itron, Inc. (A)	1,069	72,906
Jabil, Inc.	4,622	121,328
KEMET Corp. (A)	1,301	19,593
Keysight Technologies, Inc. (A)	4,888	203,341
Kimball Electronics, Inc. (A)	758	13,834
Knowles Corp. (A)	2,456	36,005
Littelfuse, Inc.	623	123,242
Maxwell Technologies, Inc. (A)(B)	1,541	8,876
Mesa Laboratories, Inc.	104	12,927
Methode Electronics, Inc.	1,007	40,381
MicroVision, Inc. (A)(B)	3,177	5,179
MTS Systems Corp.	479	25,722
Napco Security Technologies, Inc. (A)	753	6,589
National Instruments Corp.	3,398	141,459
Novanta, Inc. (A)	950	47,500
OSI Systems, Inc. (A)	513	33,027
PAR Technology Corp. (A)	708	6,620
Park Electrochemical Corp.	597	11,731
PC Connection, Inc.	741	19,422
PCM, Inc. (A)	572	5,663
Plexus Corp. (A)	931	56,530
Rogers Corp. (A)	495	80,150
Sanmina Corp. (A)	2,064	68,112
ScanSource, Inc. (A)	708	25,346
SYNNEX Corp.	1,090	148,186
Systemax, Inc.	1,010	33,603
Tech Data Corp. (A)	1,039	101,791
Trimble, Inc. (A)	6,748	274,239
TTM Technologies, Inc. (A)	2,807	43,986
Universal Display Corp.	1,239	213,913
VeriFone Systems, Inc. (A)	3,040	53,838
Vishay Intertechnology, Inc.	3,968	82,336
Vishay Precision Group, Inc. (A)	345	8,677
Zebra Technologies Corp., Class A (A)	1,387	143,971
		6,099,032
Internet software and services – 4.9%
2U, Inc. (A)	1,305	84,186
Actua Corp. (A)	909	14,180
Akamai Technologies, Inc. (A)	4,541	295,347
Alarm.com Holdings, Inc. (A)	1,271	47,980
Alphabet, Inc., Class C (A)	18,467	19,323,869
Alteryx, Inc., Class A (A)	1,607	40,609
Amber Road, Inc. (A)	917	6,731
Appfolio, Inc., Class A (A)	918	38,097
Apptio, Inc., Class A (A)	1,102	25,919
Bazaarvoice, Inc. (A)	2,396	13,058
Benefitfocus, Inc. (A)(B)	869	23,463
Blucora, Inc. (A)	1,211	26,763
Box, Inc., Class A (A)	3,621	76,476
Brightcove, Inc. (A)	1,084	7,696

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
Carbonite, Inc. (A)	761	$19,101
Care.com, Inc. (A)	813	14,667
Cars.com, Inc. (A)(B)	1,946	56,123
ChannelAdvisor Corp. (A)	737	6,633
Cloudera, Inc. (A)	3,595	59,389
CommerceHub, Inc., Series A (A)(B)	353	7,762
CommerceHub, Inc., Series C (A)	804	16,554
comScore, Inc. (A)	1,582	45,087
Cornerstone OnDemand, Inc. (A)	1,578	55,751
CoStar Group, Inc. (A)	1,037	307,937
Coupa Software, Inc. (A)	1,451	45,300
DHI Group, Inc. (A)	3,230	6,137
eBay, Inc. (A)	28,492	1,075,288
Endurance International Group
Holdings, Inc. (A)	4,023	33,793
Envestnet, Inc. (A)	1,201	59,870
Etsy, Inc. (A)	3,232	66,094
Facebook, Inc., Class A (A)	77,402	13,658,357
Five9, Inc. (A)	1,506	37,469
GoDaddy, Inc., Class A (A)	4,347	218,567
Gogo, Inc. (A)(B)	2,408	27,162
GrubHub, Inc. (A)	2,235	160,473
Hortonworks, Inc. (A)	1,842	37,043
Instructure, Inc. (A)	801	26,513
InterActiveCorp (A)	2,114	258,500
Internap Corp. (A)	588	9,237
j2 Global, Inc.	1,322	99,190
Leaf Group, Ltd. (A)	35	347
Limelight Networks, Inc. (A)	3,034	13,380
Liquidity Services, Inc. (A)	1,292	6,266
LivePerson, Inc. (A)	1,615	18,573
LogMeIn, Inc.	1,373	157,209
Marchex, Inc., Class B (A)	198	640
Match Group, Inc. (A)(B)	6,874	215,225
MINDBODY, Inc., Class A (A)	1,261	38,397
MuleSoft, Inc., Class A (A)(B)	3,525	81,992
New Relic, Inc. (A)	1,485	85,788
NIC, Inc.	1,830	30,378
Nutanix, Inc., Class A (A)	4,150	146,412
Okta, Inc. (A)	2,606	66,740
Pandora Media, Inc. (A)	6,651	32,058
Q2 Holdings, Inc. (A)	1,129	41,604
QuinStreet, Inc. (A)	1,259	10,550
Quotient Technology, Inc. (A)	2,524	29,657
Reis, Inc.	402	8,301
Shotspotter, Inc. (A)	46	646
Shutterstock, Inc. (A)(B)	951	40,922
SPS Commerce, Inc. (A)	476	23,129
Stamps.com, Inc. (A)	460	86,480
TechTarget, Inc. (A)	758	10,551
Telaria, Inc. (A)	1,619	6,525
The Meet Group, Inc. (A)	2,247	6,337
The Trade Desk, Inc., Class A (A)(B)	1,112	50,852
Tintri, Inc. (A)(B)	1,306	6,661
TrueCar, Inc. (A)	2,691	30,139
Twilio, Inc., Class A (A)(B)	2,516	59,378
Twitter, Inc. (A)	19,636	471,460
VeriSign, Inc. (A)(B)	2,658	304,182
Veritone, Inc. (A)(B)	414	9,605
Web.com Group, Inc. (A)	1,415	30,847
XO Group, Inc. (A)	703	12,977
Yelp, Inc. (A)	2,230	93,571
Yext, Inc. (A)(B)	2,503	30,111
YuMe, Inc.	1,750	8,365

The accompanying notes are an integral part of the financial statements.	187

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Internet software and services (continued)
Zillow Group, Inc., Class C (A)	4,918	$201,245
		38,899,871
IT services – 3.7%
Acxiom Corp. (A)	2,206	60,797
Alliance Data Systems Corp.	1,476	374,136
Automatic Data Processing, Inc.	11,838	1,387,295
Black Knight, Inc. (A)	4,062	179,337
Blackhawk Network Holdings, Inc. (A)	1,547	55,151
Booz Allen Hamilton Holding Corp.	3,851	146,839
Broadridge Financial Solutions, Inc.	3,092	280,073
CACI International, Inc., Class A (A)	667	88,277
Cardtronics PLC, Class A (A)	1,262	23,372
Cass Information Systems, Inc.	347	20,199
Cognizant Technology Solutions Corp.,
Class A	15,728	1,117,003
Conduent, Inc. (A)	5,742	92,791
Convergys Corp.	2,550	59,925
CoreLogic, Inc. (A)	2,302	106,375
CSG Systems International, Inc.	935	40,972
CSRA, Inc.	4,206	125,844
DST Systems, Inc.	1,649	102,353
DXC Technology Company	7,575	718,868
EPAM Systems, Inc. (A)	1,356	145,675
Euronet Worldwide, Inc. (A)	1,352	113,933
Everi Holdings, Inc. (A)	1,863	14,047
ExlService Holdings, Inc. (A)	928	56,005
Fidelity National Information Services, Inc.	8,862	833,826
First Data Corp., Class A (A)	24,540	410,063
Fiserv, Inc. (A)	5,610	735,639
FleetCor Technologies, Inc. (A)	2,446	470,684
Gartner, Inc. (A)	2,407	296,422
Genpact, Ltd.	5,025	159,494
Global Payments, Inc.	4,060	406,974
IBM Corp.	24,838	3,810,646
Information Services Group, Inc. (A)	1,873	7,810
Jack Henry & Associates, Inc.	2,048	239,534
Leidos Holdings, Inc.	4,006	258,667
ManTech International Corp., Class A	1,064	53,402
Mastercard, Inc., Class A	28,388	4,296,808
MAXIMUS, Inc.	1,655	118,465
ModusLink Global Solutions, Inc. (A)	3,477	8,658
MoneyGram International, Inc. (A)	1,519	20,020
Paychex, Inc.	9,568	651,389
PayPal Holdings, Inc. (A)	32,033	2,358,269
Perficient, Inc. (A)	981	18,708
PFSweb, Inc. (A)	944	7,014
Presidio, Inc. (A)	2,520	48,308
PRGX Global, Inc. (A)	93	660
Sabre Corp.	7,248	148,584
Science Applications International Corp.	1,195	91,501
ServiceSource International, Inc. (A)	2,601	8,037
Square, Inc., Class A (A)	10,197	353,530
StarTek, Inc. (A)	653	6,510
Sykes Enterprises, Inc. (A)	1,186	37,300
Syntel, Inc. (A)	2,342	53,843
TeleTech Holdings, Inc.	1,257	50,594
Teradata Corp. (A)	3,566	137,148
The Hackett Group, Inc.	800	12,568
The Western Union Company	12,298	233,785
Total System Services, Inc.	4,900	387,541
Unisys Corp. (A)(B)	1,411	11,500
Vantiv, Inc., Class A (A)	5,253	386,358
Virtusa Corp. (A)	802	35,352
Visa, Inc., Class A	55,663	6,346,695

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
IT services (continued)
WEX, Inc. (A)	1,169	$165,098
		28,986,671
Semiconductors and semiconductor equipment – 3.1%
Adesto Technologies Corp. (A)	969	6,250
Advanced Energy Industries, Inc. (A)	1,093	73,756
Advanced Micro Devices, Inc. (A)(B)	25,141	258,449
Alpha & Omega Semiconductor, Ltd. (A)	677	11,076
Ambarella, Inc. (A)(B)	914	53,698
Amkor Technology, Inc. (A)	6,563	65,958
Amtech Systems, Inc. (A)	540	5,438
Analog Devices, Inc.	9,797	872,227
Applied Materials, Inc.	28,401	1,451,859
Axcelis Technologies, Inc. (A)	854	24,510
AXT, Inc. (A)	1,039	9,039
Brooks Automation, Inc.	1,899	45,291
Cabot Microelectronics Corp.	694	65,292
Cavium, Inc. (A)	1,784	149,553
CEVA, Inc. (A)	604	27,875
Cirrus Logic, Inc. (A)	1,734	89,925
Cohu, Inc.	772	16,945
Cree, Inc. (A)	2,677	99,424
Cypress Semiconductor Corp.	8,625	131,445
Diodes, Inc. (A)	1,352	38,762
DSP Group, Inc. (A)	633	7,913
Entegris, Inc.	3,872	117,902
Everspin Technologies, Inc. (A)(B)	685	5,138
First Solar, Inc. (A)	2,719	183,587
FormFactor, Inc. (A)	1,989	31,128
GSI Technology, Inc. (A)	84	669
Ichor Holdings, Ltd. (A)	679	16,703
Impinj, Inc. (A)(B)	564	12,707
Inphi Corp. (A)(B)	1,155	42,273
Integrated Device Technology, Inc. (A)	3,400	101,082
Intel Corp.	125,232	5,780,709
IXYS Corp. (A)	885	21,196
KLA-Tencor Corp.	4,174	438,562
Kopin Corp. (A)	2,098	6,714
Kulicke & Soffa Industries, Inc. (A)	1,940	47,210
Lam Research Corp.	4,322	795,551
Lattice Semiconductor Corp. (A)	3,472	20,068
MACOM Technology Solutions
Holdings, Inc. (A)(B)	1,761	57,303
Marvell Technology Group, Ltd.	13,154	282,416
Maxim Integrated Products, Inc.	7,511	392,675
MaxLinear, Inc. (A)	1,814	47,926
Microchip Technology, Inc.	6,200	544,856
Micron Technology, Inc. (A)	29,663	1,219,743
Microsemi Corp. (A)	3,021	156,035
MKS Instruments, Inc.	1,408	133,056
Monolithic Power Systems, Inc.	1,127	126,630
Nanometrics, Inc. (A)	721	17,967
NeoPhotonics Corp. (A)(B)	1,632	10,739
NVE Corp.	135	11,610
NVIDIA Corp.	15,985	3,093,098
ON Semiconductor Corp. (A)	11,144	233,355
PDF Solutions, Inc. (A)	908	14,256
Photronics, Inc. (A)	1,903	16,223
Pixelworks, Inc. (A)	85	538
Power Integrations, Inc.	814	59,870
Qorvo, Inc. (A)	3,375	224,775
QUALCOMM, Inc.	39,352	2,519,315
Rambus, Inc. (A)	3,035	43,158
Rudolph Technologies, Inc. (A)	866	20,697
Semtech Corp. (A)	1,823	62,347
Sigma Designs, Inc. (A)	1,202	8,354

The accompanying notes are an integral part of the financial statements.	188

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Silicon Laboratories, Inc. (A)	1,162	$102,605
Skyworks Solutions, Inc.	4,884	463,736
SMART Global Holdings, Inc. (A)	559	18,838
SunPower Corp. (A)(B)	3,841	32,380
Synaptics, Inc. (A)	919	36,705
Teradyne, Inc.	5,216	218,394
Texas Instruments, Inc.	26,389	2,756,067
Transwitch Corp. (A)	1,436	0
Ultra Clean Holdings, Inc. (A)	903	20,850
Veeco Instruments, Inc. (A)	1,342	19,929
Versum Materials, Inc.	2,776	105,072
Xcerra Corp. (A)	1,536	15,037
Xilinx, Inc.	6,616	446,051
Xperi Corp.	1,377	33,599
		24,692,089
Software – 5.2%
8x8, Inc. (A)	2,531	35,687
A10 Networks, Inc. (A)	1,971	15,216
ACI Worldwide, Inc. (A)	3,247	73,609
Activision Blizzard, Inc.	20,105	1,273,049
Adobe Systems, Inc. (A)	13,143	2,303,179
Agilysys, Inc. (A)	672	8,252
American Software, Inc., Class A	832	9,676
ANSYS, Inc. (A)	2,256	332,963
Appian Corp. (A)(B)	1,645	51,785
Aspen Technology, Inc. (A)	1,886	124,853
Asure Software, Inc. (A)	96	1,356
Autodesk, Inc. (A)	5,838	611,998
Blackbaud, Inc.	1,239	117,073
Blackline, Inc. (A)	1,436	47,101
Bottomline Technologies, Inc. (A)	1,113	38,599
BroadSoft, Inc. (A)(B)	853	46,830
CA, Inc.	11,218	373,335
Cadence Design Systems, Inc. (A)	7,440	311,141
Callidus Software, Inc. (A)	1,852	53,060
CDK Global, Inc.	3,732	266,017
Citrix Systems, Inc. (A)	4,031	354,728
CommVault Systems, Inc. (A)	1,250	65,625
Datawatch Corp. (A)	663	6,299
Digimarc Corp. (A)(B)	311	11,243
Ebix, Inc.	863	68,393
Electronic Arts, Inc. (A)	8,220	863,593
Ellie Mae, Inc. (A)	935	83,589
Everbridge, Inc. (A)	772	22,944
Fair Isaac Corp.	786	120,415
FireEye, Inc. (A)(B)	4,972	70,602
Fortinet, Inc. (A)	4,617	201,717
Glu Mobile, Inc. (A)	3,676	13,381
Guidewire Software, Inc. (A)	1,933	143,545
HubSpot, Inc. (A)	1,008	89,107
Imperva, Inc. (A)	928	36,842
Intuit, Inc.	6,793	1,071,800
Manhattan Associates, Inc. (A)	1,891	93,680
Microsoft Corp.	205,280	17,559,651
MicroStrategy, Inc., Class A (A)	315	41,360
Mitek Systems, Inc. (A)	911	8,153
MobileIron, Inc. (A)	2,654	10,351
Model N, Inc. (A)	815	12,836
Monotype Imaging Holdings, Inc.	1,161	27,980
Nuance Communications, Inc. (A)	7,920	129,492
Oracle Corp.	110,253	5,212,762
Paycom Software, Inc. (A)	1,526	122,584
Paylocity Holding Corp. (A)	1,421	67,014
Pegasystems, Inc.	2,119	99,911
Progress Software Corp.	1,326	56,448

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Software (continued)
Proofpoint, Inc. (A)	1,215	$107,904
PROS Holdings, Inc. (A)	881	23,302
PTC, Inc. (A)	3,045	185,045
Qualys, Inc. (A)	1,026	60,893
Rapid7, Inc. (A)	1,214	22,653
RealNetworks, Inc. (A)	1,582	5,410
RealPage, Inc. (A)	2,262	100,207
Red Hat, Inc. (A)	4,722	567,112
RingCentral, Inc., Class A (A)	1,736	84,022
Rosetta Stone, Inc. (A)	782	9,752
salesforce.com, Inc. (A)	18,956	1,937,872
SecureWorks Corp., Class A (A)	2,218	19,674
ServiceNow, Inc. (A)	4,520	589,363
Silver Spring Networks, Inc. (A)	1,468	23,840
Snap, Inc., Class A (A)(B)	21,527	314,509
Splunk, Inc. (A)	3,669	303,940
SS&C Technologies Holdings, Inc.	5,430	219,806
Symantec Corp.	16,364	459,174
Synchronoss Technologies, Inc. (A)	1,289	11,524
Synopsys, Inc. (A)	3,996	340,619
Tableau Software, Inc., Class A (A)	2,045	141,514
Take-Two Interactive Software, Inc. (A)	2,829	310,568
Telenav, Inc. (A)	1,283	7,057
The Rubicon Project, Inc. (A)	2,172	4,062
The Ultimate Software Group, Inc. (A)	776	169,346
THQ, Inc. (A)(C)	234	0
TiVo Corp.	3,366	52,510
Tyler Technologies, Inc. (A)	974	172,447
Upland Software, Inc. (A)	562	12,173
Varonis Systems, Inc. (A)	754	36,607
VASCO Data Security International, Inc. (A)	1,137	15,804
Verint Systems, Inc. (A)	1,722	72,066
VirnetX Holding Corp. (A)(B)	1,593	5,894
VMware, Inc., Class A (A)(B)	10,880	1,363,482
Workday, Inc., Class A (A)	5,538	563,436
Workiva, Inc. (A)	1,159	24,803
Zendesk, Inc. (A)	2,745	92,891
Zix Corp. (A)	1,522	6,666
Zynga, Inc., Class A (A)	23,608	94,432
		41,293,203
Technology hardware, storage and peripherals – 3.3%
3D Systems Corp. (A)(B)	3,112	26,888
Apple, Inc.	137,671	23,298,063
Avid Technology, Inc. (A)	369	1,989
Cray, Inc. (A)	1,129	27,322
Diebold Nixdorf, Inc. (B)	2,085	34,090
Eastman Kodak Company (A)(B)	1,268	3,931
Electronics For Imaging, Inc. (A)	1,273	37,592
Hewlett Packard Enterprise Company	43,774	628,595
HP, Inc.	44,496	934,861
Immersion Corp. (A)(B)	912	6,439
Intevac, Inc. (A)	912	6,247
NCR Corp. (A)	3,318	112,779
NetApp, Inc.	7,187	397,585
Pure Storage, Inc., Class A (A)	5,696	90,339
Quantum Corp. (A)	1,321	7,437
Super Micro Computer, Inc. (A)	1,340	28,040
USA Technologies, Inc. (A)	1,403	13,679
Western Digital Corp.	7,850	624,311
Xerox Corp.	6,654	193,964
		26,474,151
		175,287,359

The accompanying notes are an integral part of the financial statements.	189

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Materials – 3.3%
Chemicals – 2.1%
A. Schulman, Inc.	827	$30,806
Advanced Emissions Solutions, Inc. (B)	679	6,559
AdvanSix, Inc. (A)	822	34,582
Air Products & Chemicals, Inc.	5,809	953,141
Albemarle Corp.	2,939	375,869
American Vanguard Corp.	823	16,172
Ashland Global Holdings, Inc.	1,696	120,755
Axalta Coating Systems, Ltd. (A)	6,428	208,010
Balchem Corp.	885	71,331
Cabot Corp.	1,708	105,196
Calgon Carbon Corp.	1,387	29,543
Celanese Corp., Series A	3,658	391,699
CF Industries Holdings, Inc.	6,149	261,578
Chase Corp.	257	30,969
Codexis, Inc. (A)	1,349	11,264
Core Molding Technologies, Inc.	342	7,421
DowDuPont, Inc.	62,097	4,422,548
Eastman Chemical Company	3,854	357,035
Ecolab, Inc.	7,717	1,035,467
Ferro Corp. (A)	2,289	53,998
Flotek Industries, Inc. (A)	1,632	7,605
FMC Corp.	3,564	337,368
FutureFuel Corp.	1,208	17,021
GCP Applied Technologies, Inc. (A)	1,965	62,684
Hawkins, Inc.	308	10,842
HB Fuller Company	1,377	74,179
Huntsman Corp.	6,281	209,094
Ingevity Corp. (A)	1,151	81,111
Innophos Holdings, Inc.	539	25,187
Innospec, Inc.	671	47,373
International Flavors & Fragrances, Inc.	2,103	320,939
Intrepid Potash, Inc. (A)	3,517	16,741
KMG Chemicals, Inc.	321	21,212
Koppers Holdings, Inc. (A)	574	29,217
Kraton Corp. (A)	856	41,234
Kronos Worldwide, Inc.	3,172	81,742
LSB Industries, Inc. (A)	1,028	9,005
Minerals Technologies, Inc.	963	66,303
Monsanto Company	11,715	1,368,078
NewMarket Corp.	306	121,601
OCI Partners LP	2,248	18,096
Olin Corp.	4,315	153,528
OMNOVA Solutions, Inc. (A)	1,269	12,690
PolyOne Corp.	2,237	97,310
PPG Industries, Inc.	6,833	798,231
PQ Group Holdings, Inc. (A)	3,575	58,809
Praxair, Inc.	7,632	1,180,518
Quaker Chemical Corp.	363	54,737
Rayonier Advanced Materials, Inc.	1,194	24,417
Rentech Nitrogen Partners LP (A)(C)	1,086	195
RPM International, Inc.	3,504	183,680
Sensient Technologies Corp.	1,206	88,219
Stepan Company	620	48,961
Terra Nitrogen Company LP	524	41,820
The Chemours Company	4,887	244,643
The Mosaic Company	9,240	237,098
The Scotts Miracle-Gro Company	1,593	170,435
The Sherwin-Williams Company	2,486	1,019,359
Trecora Resources (A)	757	10,220
Tredegar Corp.	935	17,952
Trinseo SA	1,189	86,321
Valhi, Inc.	8,461	52,204
Valvoline, Inc.	5,261	131,841
W.R. Grace & Company	1,761	123,499

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Westlake Chemical Corp.	3,432	$365,611
Westlake Chemical Partners LP	882	22,006
		16,714,879
Construction materials – 0.1%
Eagle Materials, Inc.	1,312	148,650
Forterra, Inc. (A)	1,860	20,646
Martin Marietta Materials, Inc.	1,671	369,358
Summit Materials, Inc., Class A (A)	2,975	93,536
U.S. Concrete, Inc. (A)	434	36,304
United States Lime & Minerals, Inc.	156	12,028
Vulcan Materials Company	3,520	451,862
		1,132,384
Containers and packaging – 0.4%
AptarGroup, Inc.	1,628	140,464
Avery Dennison Corp.	2,330	267,624
Ball Corp.	9,362	354,352
Bemis Company, Inc.	2,472	118,137
Berry Global Group, Inc. (A)	3,433	201,414
Crown Holdings, Inc. (A)	3,558	200,138
Graphic Packaging Holding Company	7,924	122,426
Greif, Inc., Class A	1,305	79,057
International Paper Company	10,996	637,108
Myers Industries, Inc.	844	16,458
Owens-Illinois, Inc. (A)	4,440	98,435
Packaging Corp. of America	2,498	301,134
Sealed Air Corp.	5,027	247,831
Silgan Holdings, Inc.	3,027	88,964
Sonoco Products Company	2,570	136,570
UFP Technologies, Inc. (A)	258	7,172
WestRock Company	6,758	427,173
		3,444,457
Metals and mining – 0.6%
AK Steel Holding Corp. (A)(B)	8,642	48,914
Alcoa Corp. (A)	4,841	260,785
Allegheny Technologies, Inc. (A)(B)	2,972	71,744
Ampco-Pittsburgh Corp.	449	5,568
Carpenter Technology Corp.	1,273	64,910
Century Aluminum Company (A)	2,372	46,586
Cleveland-Cliffs, Inc. (A)	8,108	58,459
Coeur Mining, Inc. (A)	5,000	37,500
Commercial Metals Company	3,131	66,753
Compass Minerals International, Inc.	917	66,253
Freeport-McMoRan, Inc. (A)	38,524	730,415
Haynes International, Inc.	347	11,121
Hecla Mining Company	10,961	43,515
Kaiser Aluminum Corp.	463	49,472
Materion Corp.	542	26,341
Newmont Mining Corp.	14,277	535,673
Nucor Corp.	8,484	539,413
Olympic Steel, Inc.	377	8,102
Ramaco Resources, Inc. (A)(B)	1,284	8,834
Reliance Steel & Aluminum Company	1,979	169,778
Royal Gold, Inc.	1,702	139,768
Ryerson Holding Corp. (A)	1,026	10,670
Schnitzer Steel Industries, Inc., Class A	739	24,757
Southern Copper Corp.	20,581	976,568
Steel Dynamics, Inc.	6,330	273,013
SunCoke Energy Partners LP (B)	1,313	22,912
SunCoke Energy, Inc. (A)	1,814	21,750
Tahoe Resources, Inc.	8,663	41,496
TimkenSteel Corp. (A)	1,209	18,365
United States Steel Corp.	4,491	158,038
Universal Stainless & Alloy Products, Inc. (A)	354	7,583
Warrior Met Coal, Inc. (B)	1,459	36,694

The accompanying notes are an integral part of the financial statements.	190

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Worthington Industries, Inc.	1,718	$75,695
		4,657,445
Paper and forest products – 0.1%
Boise Cascade Company	1,049	41,855
Clearwater Paper Corp. (A)	458	20,793
Deltic Timber Corp.	339	31,035
KapStone Paper and Packaging Corp.	2,646	60,038
Louisiana-Pacific Corp. (A)	3,954	103,832
Neenah Paper, Inc.	462	41,880
PH Glatfelter Company	1,214	26,028
Schweitzer-Mauduit International, Inc.	846	38,375
Verso Corp., Class A (A)	483	8,486
		372,322
		26,321,487
Real estate – 3.7%
Equity real estate investment trusts – 3.6%
Acadia Realty Trust	2,317	63,393
Agree Realty Corp.	771	39,660
Alexander & Baldwin, Inc.	1,353	37,532
Alexander’s, Inc.	148	58,586
Alexandria Real Estate Equities, Inc.	2,486	324,647
Altisource Residential Corp.	1,524	18,075
American Assets Trust, Inc.	1,312	50,171
American Campus Communities, Inc.	3,733	153,165
American Homes 4 Rent, Class A	7,644	166,945
American Tower Corp.	11,440	1,632,145
Apartment Investment & Management
Company, Class A	4,158	181,746
Apple Hospitality REIT, Inc.	6,092	119,464
Armada Hoffler Properties, Inc.	1,229	19,086
Ashford Hospitality Prime, Inc.	978	9,516
Ashford Hospitality Trust, Inc.	2,875	19,349
AvalonBay Communities, Inc.	3,686	657,619
Bluerock Residential Growth REIT, Inc.	692	6,996
Boston Properties, Inc.	4,118	535,464
Brandywine Realty Trust	4,766	86,694
Brixmor Property Group, Inc.	7,939	148,142
BRT Apartments Corp.	759	8,949
Camden Property Trust	2,371	218,274
CareTrust REIT, Inc.	2,093	35,079
CatchMark Timber Trust, Inc., Class A	1,240	16,281
CBL & Associates Properties, Inc.	4,721	26,721
Cedar Realty Trust, Inc.	2,623	15,948
Chatham Lodging Trust	1,057	24,057
Chesapeake Lodging Trust	1,636	44,319
Clipper Realty, Inc.	674	6,733
Colony NorthStar, Inc., Class A	14,492	165,354
Columbia Property Trust, Inc.	3,346	76,791
Community Healthcare Trust, Inc.	472	13,263
CoreCivic, Inc.	3,206	72,135
CorEnergy Infrastructure Trust, Inc.	318	12,148
CoreSite Realty Corp.	921	104,902
Corporate Office Properties Trust	2,722	79,482
Cousins Properties, Inc.	10,618	98,217
Crown Castle International Corp.	10,832	1,202,460
CubeSmart	4,630	133,900
CyrusOne, Inc.	2,369	141,027
DCT Industrial Trust, Inc.	2,405	141,366
DDR Corp.	10,105	90,541
DiamondRock Hospitality Company	5,391	60,864
Digital Realty Trust, Inc.	5,439	619,502
Douglas Emmett, Inc.	4,264	175,080
Duke Realty Corp.	9,422	256,373
Easterly Government Properties, Inc.	1,051	22,428

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
EastGroup Properties, Inc.	937	$82,812
Education Realty Trust, Inc.	1,996	69,700
Empire State Realty Trust, Inc., Class A	4,008	82,284
EPR Properties	1,892	123,850
Equinix, Inc.	2,078	941,791
Equity Commonwealth (A)	3,357	102,422
Equity LifeStyle Properties, Inc.	2,287	203,589
Equity Residential	9,795	624,627
Essex Property Trust, Inc.	1,761	425,053
Extra Space Storage, Inc.	3,334	291,558
Farmland Partners, Inc.	930	8,072
Federal Realty Investment Trust	1,917	254,597
First Industrial Realty Trust, Inc.	3,029	95,323
Forest City Realty Trust, Inc., Class A	7,266	175,111
Four Corners Property Trust, Inc.	1,372	35,260
Franklin Street Properties Corp.	3,064	32,907
Gaming and Leisure Properties, Inc.	5,619	207,903
Getty Realty Corp.	1,063	28,871
GGP, Inc.	23,477	549,127
Gladstone Commercial Corp.	793	16,701
Gladstone Land Corp.	554	7,440
Global Medical REIT, Inc.	854	7,003
Government Properties Income Trust	2,692	49,910
Gramercy Property Trust	4,152	110,692
HCP, Inc.	12,493	325,817
Healthcare Realty Trust, Inc.	3,382	108,630
Healthcare Trust of America, Inc., Class A	5,226	156,989
Hersha Hospitality Trust	1,116	19,418
Highwoods Properties, Inc.	2,675	136,184
Hospitality Properties Trust	4,287	127,967
Host Hotels & Resorts, Inc.	19,586	388,782
Hudson Pacific Properties, Inc.	4,246	145,426
Independence Realty Trust, Inc.	2,197	22,168
InfraREIT, Inc.	1,243	23,095
Investors Real Estate Trust	3,492	19,835
Invitation Homes, Inc.	8,280	195,160
Iron Mountain, Inc.	7,025	265,053
iStar, Inc. (A)	1,981	22,385
JBG SMITH Properties	3,210	111,483
Jernigan Capital, Inc.	373	7,091
Kilroy Realty Corp.	2,579	192,522
Kimco Realty Corp.	11,232	203,861
Kite Realty Group Trust	2,345	45,962
Lamar Advertising Company, Class A	2,587	192,059
LaSalle Hotel Properties	3,048	85,557
Lexington Realty Trust	6,661	64,279
Liberty Property Trust	3,849	165,545
Life Storage, Inc.	1,259	112,139
LTC Properties, Inc.	1,078	46,947
Mack-Cali Realty Corp.	2,524	54,417
MedEquities Realty Trust, Inc.	797	8,942
Medical Properties Trust, Inc.	9,369	129,105
MGM Growth Properties LLC, Class A	1,791	52,208
Mid-America Apartment Communities, Inc.	3,014	303,088
Monmouth Real Estate Investment Corp.	2,045	36,401
National Health Investors, Inc.	1,120	84,426
National Retail Properties, Inc.	3,888	167,689
National Storage Affiliates Trust	1,224	33,366
New Senior Investment Group, Inc.	2,354	17,796
New York REIT, Inc. (A)	4,571	17,964
NexPoint Residential Trust, Inc.	612	17,099
NorthStar Realty Europe Corp.	1,568	21,058
Omega Healthcare Investors, Inc.	5,077	139,821
One Liberty Properties, Inc.	540	13,997
Outfront Media, Inc.	3,794	88,021

The accompanying notes are an integral part of the financial statements.	191

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Paramount Group, Inc.	6,591	$104,467
Park Hotels & Resorts, Inc.	5,555	159,706
Pebblebrook Hotel Trust	1,855	68,950
Pennsylvania Real Estate Investment Trust	1,986	23,614
Physicians Realty Trust	4,859	87,413
Piedmont Office Realty Trust, Inc., Class A	4,015	78,734
Potlatch Corp.	1,123	56,038
Preferred Apartment Communities, Inc.,
Class A	891	18,043
Prologis, Inc.	14,167	913,913
PS Business Parks, Inc.	740	92,567
Public Storage	4,635	968,715
QTS Realty Trust, Inc., Class A	1,322	71,600
Quality Care Properties, Inc. (A)	2,543	35,119
Ramco-Gershenson Properties Trust	2,198	32,377
Rayonier, Inc.	3,538	111,907
Realty Income Corp.	7,307	416,645
Regency Centers Corp.	4,527	313,178
Retail Opportunity Investments Corp.	3,043	60,708
Retail Properties of America, Inc., Class A	6,350	85,344
Rexford Industrial Realty, Inc.	1,943	56,658
RLJ Lodging Trust	4,752	104,401
Ryman Hospitality Properties, Inc.	1,289	88,967
Sabra Health Care REIT, Inc.	4,490	84,277
Safety Income and Growth, Inc.	490	8,624
Saul Centers, Inc.	635	39,211
SBA Communications Corp. (A)	3,206	523,732
Select Income REIT	2,521	63,353
Senior Housing Properties Trust	6,534	125,126
Seritage Growth Properties, Class A	961	38,882
Simon Property Group, Inc.	8,288	1,423,381
SL Green Realty Corp.	2,627	265,143
Spirit Realty Capital, Inc.	12,491	107,173
STAG Industrial, Inc.	2,541	69,446
STORE Capital Corp.	5,178	134,835
Summit Hotel Properties, Inc.	2,834	43,162
Sun Communities, Inc.	2,077	192,704
Sunstone Hotel Investors, Inc.	5,628	93,031
Tanger Factory Outlet Centers, Inc.	2,595	68,793
Taubman Centers, Inc.	1,686	110,315
Terreno Realty Corp.	1,416	49,645
The Macerich Company	3,751	246,366
Tier REIT, Inc.	1,353	27,588
UDR, Inc.	7,127	274,532
UMH Properties, Inc.	958	14,274
Uniti Group, Inc.	4,844	86,175
Universal Health Realty Income Trust	377	28,316
Urban Edge Properties	3,131	79,809
Urstadt Biddle Properties, Inc., Class A	1,239	26,936
Ventas, Inc.	9,516	571,055
VEREIT, Inc.	25,750	200,593
Vornado Realty Trust	5,049	394,731
Washington Prime Group, Inc.	5,126	36,497
Washington Real Estate Investment Trust	2,124	66,099
Weingarten Realty Investors	3,295	108,307
Welltower, Inc.	9,849	628,071
Weyerhaeuser Company	20,059	707,280
Whitestone REIT	991	14,280
Winthrop Realty Trust (A)(C)	1,052	7,890
WP Carey, Inc.	2,832	195,125
Xenia Hotels & Resorts, Inc.	2,922	63,086
		28,253,851
Real estate management and development – 0.1%
CBRE Group, Inc., Class A (A)	8,937	387,061
Consolidated-Tomoka Land Company	170	10,795

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Real estate management and development (continued)
Five Point Holdings LLC, Class A (A)(B)	3,940	$55,554
Forestar Group, Inc. (A)(B)	1,153	25,366
FRP Holdings, Inc. (A)	280	12,390
Griffin Industrial Realty, Inc.	212	7,780
HFF, Inc., Class A	1,055	51,315
Jones Lang LaSalle, Inc.	1,187	176,780
Kennedy-Wilson Holdings, Inc.	4,047	70,215
Landmark Infrastructure Partners LP	598	10,824
Marcus & Millichap, Inc. (A)	1,054	34,371
Maui Land & Pineapple Co, Inc. (A)	514	8,892
RE/MAX Holdings, Inc., Class A	477	23,135
Redfin Corp. (A)(B)	2,297	71,942
Tejon Ranch Company (A)	613	12,726
The Howard Hughes Corp. (A)	1,130	148,335
The RMR Group, Inc., Class A	850	50,405
The St. Joe Company (A)	1,991	35,938
		1,193,824
		29,447,675
Telecommunication services – 2.0%
Diversified telecommunication services – 1.7%
AT&T, Inc.	163,617	6,361,429
ATN International, Inc.	448	24,756
CenturyLink, Inc.	28,331	472,561
Cincinnati Bell, Inc. (A)	1,166	24,311
Cogent Communications Holdings, Inc.	1,258	56,987
Consolidated Communications Holdings, Inc.	1,962	23,917
Frontier Communications Corp. (B)	2,191	14,811
General Communication, Inc., Class A (A)	991	38,669
Globalstar, Inc. (A)(B)	33,131	43,402
Hawaiian Telcom Holdco, Inc. (A)	319	9,844
IDT Corp., Class B (A)	667	7,070
Iridium Communications, Inc. (A)	2,692	31,766
Ooma, Inc. (A)	753	8,998
ORBCOMM, Inc. (A)	2,046	20,828
Straight Path Communications, Inc.,
Class B (A)	322	58,536
Verizon Communications, Inc.	108,686	5,752,750
Vonage Holdings Corp. (A)	6,125	62,291
Windstream Holdings, Inc. (B)	5,438	10,060
Zayo Group Holdings, Inc. (A)	6,500	239,200
		13,262,186
Wireless telecommunication services – 0.3%
Boingo Wireless, Inc. (A)	1,089	24,503
Shenandoah Telecommunications Company	1,344	45,427
Spok Holdings, Inc.	544	8,514
Sprint Corp. (A)(B)	106,389	626,631
Telephone & Data Systems, Inc.	3,018	83,900
T-Mobile US, Inc. (A)	22,126	1,405,222
United States Cellular Corp. (A)	2,330	87,678
		2,281,875
		15,544,061
Utilities – 2.8%
Electric utilities – 1.6%
ALLETE, Inc.	1,389	103,286
Alliant Energy Corp.	6,125	260,986
American Electric Power Company, Inc.	13,127	965,753
Avangrid, Inc.	8,265	418,044
Duke Energy Corp.	18,691	1,572,100
Edison International	8,701	550,251
El Paso Electric Company	1,110	61,439
Entergy Corp.	4,794	390,184
Eversource Energy	8,463	534,692
Exelon Corp.	25,610	1,009,290

The accompanying notes are an integral part of the financial statements.	192

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
FirstEnergy Corp.	11,921	$365,021
Genie Energy, Ltd., B Shares	1,221	5,324
Great Plains Energy, Inc.	5,625	181,350
Hawaiian Electric Industries, Inc.	2,774	100,280
IDACORP, Inc.	1,378	125,894
MGE Energy, Inc.	844	53,256
NextEra Energy, Inc.	12,516	1,954,874
OGE Energy Corp.	5,237	172,350
Otter Tail Corp.	958	42,583
PG&E Corp.	13,654	612,109
Pinnacle West Capital Corp.	2,950	251,281
PNM Resources, Inc.	2,161	87,412
Portland General Electric Company	2,282	104,014
PPL Corp.	18,307	566,602
Spark Energy, Inc., Class A (B)	934	11,582
The Southern Company	26,687	1,283,378
Westar Energy, Inc.	3,757	198,370
Xcel Energy, Inc.	13,546	651,698
		12,633,403
Gas utilities – 0.2%
AmeriGas Partners LP (B)	2,574	118,996
Atmos Energy Corp.	2,808	241,179
Chesapeake Utilities Corp.	443	34,798
Ferrellgas Partners LP (B)	2,897	12,399
National Fuel Gas Company	2,223	122,065
New Jersey Resources Corp.	2,183	87,757
Northwest Natural Gas Company	771	45,990
ONE Gas, Inc.	1,394	102,124
RGC Resources, Inc.	260	7,041
South Jersey Industries, Inc.	2,190	68,394
Southwest Gas Holdings, Inc.	1,292	103,980
Spire, Inc.	1,304	97,996
Star Gas Partners LP (B)	1,717	18,458
Suburban Propane Partners LP (B)	1,777	43,039
UGI Corp.	4,576	214,843
WGL Holdings, Inc.	1,313	112,708
		1,431,767
Independent power and renewable electricity producers – 0.1%
8Point3 Energy Partners LP (B)	2,200	33,462
AES Corp.	17,506	189,590
Atlantic Power Corp. (A)	3,721	8,744
Calpine Corp. (A)	9,351	141,481
Dynegy, Inc. (A)	3,648	43,229
NextEra Energy Partners LP (B)	1,490	64,234
NRG Energy, Inc.	8,375	238,520
Ormat Technologies, Inc.	1,266	80,973
Vistra Energy Corp. (A)	11,301	207,034
		1,007,267
Multi-utilities – 0.8%
Ameren Corp.	6,470	381,665
Avista Corp.	1,748	90,005
Black Hills Corp.	1,467	88,181
CenterPoint Energy, Inc.	11,473	325,374
CMS Energy Corp.	7,517	355,554
Consolidated Edison, Inc.	8,277	703,131
Dominion Energy, Inc.	17,156	1,390,665
DTE Energy Company	4,797	525,080
MDU Resources Group, Inc.	5,083	136,631
NiSource, Inc.	8,561	219,761
NorthWestern Corp.	1,314	78,446
Public Service Enterprise Group, Inc.	13,494	694,941
SCANA Corp.	3,739	148,737
Sempra Energy	6,718	718,289

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Multi-utilities (continued)
Unitil Corp.	380	$17,336
Vectren Corp.	2,143	139,338
WEC Energy Group, Inc.	8,420	559,341
		6,572,475
Water utilities – 0.1%
American States Water Company	987	57,157
American Water Works Company, Inc.	4,754	434,943
Aqua America, Inc.	4,632	181,713
AquaVenture Holdings, Ltd. (A)(B)	770	11,950
Artesian Resources Corp., Class A	244	9,409
Cadiz, Inc. (A)(B)	630	8,978
California Water Service Group	1,300	58,955
Connecticut Water Service, Inc.	314	18,027
Global Water Resources, Inc.	799	7,463
Middlesex Water Company	449	17,920
Pure Cycle Corp. (A)	1,041	8,692
SJW Group	551	35,170
The York Water Company	354	12,001
		862,378
		22,507,290
TOTAL COMMON STOCKS (Cost $418,065,150)		$789,964,524

PREFERRED SECURITIES – 0.0%
Financials – 0.0%
Diversified financial services – 0.0%
Steel Partners Holdings LP, 6.000%	630	13,274
TOTAL PREFERRED SECURITIES (Cost $12,683)		$13,274

CONVERTIBLE BONDS – 0.0%
Health care – 0.0%
Catalyst Biosciences, Inc.
2.275%, 02/19/2018 (D)	$779	777
TOTAL CONVERTIBLE BONDS (Cost $779)		$777

WARRANTS – 0.0%
Basic Energy Services, Inc. (Expiration
Date: 12-22-23) (A)(E)	55	63
BioTime, Inc. (Expiration Date: 10-1-18;
Strike Price: $5.00) (A)	184	23
Bonanza Creek Energy, Inc. (Expiration
Date: 4-28-20) (A)(E)	46	12
C&J Energy Services, Inc. (Expiration
Date: 1-6-24) (A)(E)	29	254
Education Management Corp. (Expiration
Date: 1-5-22) (A)(E)	4,333	15
Genco Shipping & Trading, Ltd. (Expiration
Date: 7-9-21; Strike Price: $20.99) (A)	92	31
Hycroft Mining Corp. (Expiration
Date: 10-12-22) (A)(E)	196	16
Key Energy Services, Inc. (Expiration
Date: 12-15-20) (A)(E)	20	35
Key Energy Services, Inc. (Expiration
Date: 12-15-21) (A)(E)	20	42
Stone Energy Corp. (Expiration
Date: 2-28-21) (A)(E)	80	400
Tidewater, Inc., Class A (Expiration
Date: 12-31-30) (A)(E)	66	157
Tidewater, Inc., Class B (Expiration
Date: 12-31-30) (A)(E)	71	148
Vanguard Natural Resources, Inc. (Expiration
Date: 2-1-21) (A)(C)(E)	3	6
TOTAL WARRANTS (Cost $60,914)		$1,202

The accompanying notes are an integral part of the financial statements.	193

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or
	Principal
	Amount	Value
SECURITIES LENDING COLLATERAL – 1.8%
John Hancock Collateral Trust,
1.3985% (F)(G)	1,479,518	$14,800,659
TOTAL SECURITIES LENDING COLLATERAL
(Cost $14,802,496)		$14,800,659

SHORT-TERM INVESTMENTS – 1.6%
Repurchase agreement – 1.6%
Repurchase Agreement with State Street Corp.
dated 12-29-17 at 0.540% to be repurchased
at $12,610,757 on 1-2-18, collateralized by
$10,555,000 U.S. Treasury Inflation Bonds,
1.375% due 2-15-44 (valued at
$12,863,716, including interest)	$12,610,000	12,610,000
TOTAL SHORT-TERM INVESTMENTS (Cost $12,610,000)		$12,610,000
Total Investments (Total Stock Market Index Trust)
(Cost $445,552,022) – 102.9%		$817,390,436
Other assets and liabilities, net – (2.9%)		(23,178,441)
TOTAL NET ASSETS – 100.0%		$794,211,995

Total Stock Market Index Trust (continued)

Security Abbreviations and Legend

CVR	Contingent Value Right
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(D)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(E)	Strike price and/or expiration date not available.
(F)	The rate shown is the annualized seven-day yield as of 12-31-17.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
Russell 2000 Index E-Mini Futures	22	Long	Mar 2018	$1,676,213	$1,690,150	$13,937
S&P 500 Index Futures	16	Long	Mar 2018	10,569,088	10,704,000	134,912
S&P MidCap 400 Index E-Mini Futures	9	Long	Mar 2018	1,698,732	1,712,160	13,428
						$162,277

*	Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Utilities Trust

	Shares or
	Principal
	Amount	Value
COMMON STOCKS – 93.8%
Consumer discretionary – 4.4%
Media – 4.4%
Altice USA, Inc., Class A (A)(B)	207,238	$4,399,663
Comcast Corp., Class A	165,464	6,626,833
NOS SGPS SA	376,021	2,471,059
		13,497,555
Energy – 17.3%
Oil, gas and consumable fuels – 17.3%
Cheniere Energy, Inc. (A)	101,361	5,457,276
Enbridge, Inc.	154,445	6,040,188
Energy Transfer Partners LP (B)	229,177	4,106,852
Enterprise Products Partners LP	287,666	7,626,026
EQT GP Holdings LP (B)	10,919	293,721
EQT Midstream Partners LP	62,599	4,575,987
Kinder Morgan, Inc.	104,319	1,885,044
Plains All American Pipeline LP	40,528	836,498
Plains GP Holdings LP, Class A (A)	115,586	2,537,113
SemGroup Corp., Class A (B)	40,024	1,208,725
Shell Midstream Partners LP	46,234	1,378,698
Tallgrass Energy GP LP	75,845	1,952,250
Targa Resources Corp.	54,849	2,655,789
The Williams Companies, Inc.	86,737	2,644,611
TransCanada Corp.	102,028	4,965,850
Western Gas Equity Partners LP	50,909	1,891,778

Utilities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Williams Partners LP	68,419	$2,653,289
		52,709,695
Industrials – 0.8%
Commercial services and supplies – 0.8%
Covanta Holding Corp. (B)	134,367	2,270,802
Real estate – 2.2%
Equity real estate investment trusts – 2.2%
American Tower Corp.	47,580	6,788,239
Telecommunication services – 13.3%
Diversified telecommunication services – 9.7%
Cellnex Telecom SA (C)	156,149	3,995,135
Com Hem Holding AB	573,562	8,769,136
Hellenic Telecommunications Organization SA	216,360	2,981,515
Koninklijke KPN NV	1,121,719	3,916,235
Orange SA	171,218	2,967,346
TDC A/S	303,550	1,864,616
Telefonica Brasil SA, ADR	111,149	1,648,340
Telesites SAB de CV (A)(B)	898,400	681,710
TELUS Corp.	76,619	2,902,623
		29,726,656
Wireless telecommunication services – 3.6%
Advanced Info Service PCL	375,700	2,200,522

The accompanying notes are an integral part of the financial statements.	194

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Utilities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Wireless telecommunication services (continued)
America Movil SAB de CV, Series L, ADR	27,849	$477,610
KDDI Corp.	73,100	1,815,769
Millicom International Cellular SA	8,071	544,832
Mobile TeleSystems PJSC, ADR	270,582	2,757,231
Vodafone Group PLC	523,733	1,655,517
XL Axiata Tbk PT (A)	6,358,550	1,387,944
		10,839,425
		40,566,081
Utilities – 55.8%
Electric utilities – 34.7%
Alupar Investimento SA	69,800	388,203
American Electric Power Company, Inc.	103,393	7,606,623
Avangrid, Inc. (B)	61,778	3,124,731
Duke Energy Corp.	56,529	4,754,654
Edison International	60,101	3,800,787
Emera, Inc. (B)	162,027	6,055,711
Enel Americas SA	504,461	112,324
Enel Americas SA, ADR	127,966	1,429,380
Enel SpA (B)	1,725,652	10,611,497
Eversource Energy	14,731	930,705
Exelon Corp.	513,911	20,253,233
Great Plains Energy, Inc.	67,375	2,172,170
Iberdrola SA	762,248	5,900,777
NextEra Energy, Inc.	75,509	11,793,751
PG&E Corp.	102,969	4,616,100
PPL Corp.	360,044	11,143,362
SSE PLC	270,846	4,815,044
The Southern Company	125,086	6,015,386
Westar Energy, Inc.	8,619	455,083
		105,979,521
Gas utilities – 1.6%
APA Group	175,117	1,135,540
China Resources Gas Group, Ltd.	1,046,000	3,786,081
		4,921,621
Independent power and renewable electricity producers – 15.0%
AES Corp.	513,172	5,557,653
Calpine Corp. (A)	103,592	1,567,347
China Longyuan Power Group Corp., Ltd.,
H Shares	2,556,000	1,814,951
Dynegy, Inc. (A)	433,588	5,138,018
EDP Renovaveis SA	1,604,071	13,421,661
Engie Brasil Energia SA	147,600	1,580,667
NextEra Energy Partners LP (B)	100,375	4,327,166
NRG Energy, Inc.	227,969	6,492,557
NRG Yield, Inc., Class A	132,191	2,491,800
NRG Yield, Inc., Class C	66,474	1,256,359
NTPC, Ltd.	684,603	1,889,480
Vistra Energy Corp. (A)	8,582	157,222
		45,694,881
Multi-utilities – 3.7%
Ameren Corp.	17,428	1,028,078
Dominion Energy, Inc.	6,425	520,811
NiSource, Inc.	6,171	158,410
Public Service Enterprise Group, Inc.	73,136	3,766,504
RWE AG	7,843	159,608
SCANA Corp.	4,070	161,905
Sempra Energy	27,760	2,968,099
Suez	148,657	2,611,550
		11,374,965

Utilities Trust (continued)

	Shares or
	Principal
	Amount	Value
COMMON STOCKS (continued)
Water utilities – 0.8%
Cia de Saneamento Basico do Estado de
Sao Paulo	242,600	$2,510,401
		170,481,389
TOTAL COMMON STOCKS (Cost $268,408,664)		$286,313,761

PREFERRED SECURITIES – 4.4%
Energy – 0.7%
Oil, gas and consumable fuels – 0.7%
Anadarko Petroleum Corp., 7.500%	60,689	2,103,481
Real estate – 0.7%
Equity real estate investment trusts – 0.7%
American Tower Corp., 5.500%	16,325	2,052,869
Telecommunication services – 0.0%
Diversified telecommunication services – 0.0%
Frontier Communications Corp., 11.125%	7,626	82,513
Utilities – 3.0%
Electric utilities – 1.8%
NextEra Energy, Inc., 6.123%	66,445	3,734,209
NextEra Energy, Inc., 6.371%	26,778	1,863,213
		5,597,422
Independent power and renewable
electricity producers – 0.4%
Dynegy, Inc., 7.000%	14,168	1,122,389
Multi-utilities – 0.8%
Dominion Energy, Inc., 6.750%	48,363	2,498,433
		9,218,244
TOTAL PREFERRED SECURITIES (Cost $13,321,277)		$13,457,107

SECURITIES LENDING COLLATERAL – 6.1%
John Hancock Collateral Trust,
1.3985% (D)(E)	1,872,564	18,732,569
TOTAL SECURITIES LENDING COLLATERAL
(Cost $18,732,731)		$18,732,569

SHORT-TERM INVESTMENTS – 2.5%
Money market funds – 2.5%
State Street Institutional Treasury Money Market
Fund, Premier Class, 1.1504% (D)	7,717,791	7,717,791
TOTAL SHORT-TERM INVESTMENTS (Cost $7,717,791)		$7,717,791
Total Investments (Utilities Trust)
(Cost $308,180,463) – 106.8%		$326,221,228
Other assets and liabilities, net – (6.8%)		(20,868,136)
TOTAL NET ASSETS – 100.0%		$305,353,092

Security Abbreviations and Legend

ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 12-31-17.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	195

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Utilities Trust (continued)

DERIVATIVES

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
EUR	152,124	USD	177,978	Barclays Bank PLC Wholesale	1/12/2018	$4,644	—
EUR	277,885	USD	328,530	BNP Paribas SA	1/12/2018	5,068	—
EUR	321,976	USD	379,990	Citibank N.A.	1/12/2018	6,537	—
EUR	272,644	USD	322,109	Deutsche Bank AG London	1/12/2018	5,197	—
EUR	115,799	USD	136,754	JPMorgan Chase Bank N.A.	1/12/2018	2,261	—
EUR	91,353	USD	108,659	Morgan Stanley Capital Services, Inc.	1/12/2018	1,009	—
EUR	75,894	USD	89,695	State Street Bank and Trust Company	1/12/2018	1,415	—
GBP	238,409	USD	316,956	HSBC Bank USA	1/12/2018	5,021	—
GBP	129,680	USD	170,663	JPMorgan Chase Bank N.A.	1/12/2018	4,473	—
USD	171,626	CAD	216,437	Barclays Bank PLC Wholesale	1/12/2018	—	($597)
USD	75,835	CAD	97,161	BNP Paribas SA	1/12/2018	—	(1,479)
USD	7,177,836	CAD	9,054,357	Citibank N.A.	1/12/2018	—	(26,888)
USD	29,732	CAD	37,842	Deutsche Bank AG London	1/12/2018	—	(379)
USD	169,697	CAD	217,651	Goldman Sachs International	1/12/2018	—	(3,491)
USD	15,446	CAD	19,627	JPMorgan Chase Bank N.A.	1/12/2018	—	(172)
USD	4,543,989	CAD	5,675,715	Merrill Lynch International	1/12/2018	27,715	—
USD	79,471	CAD	101,082	Morgan Stanley Capital Services, Inc.	1/12/2018	—	(962)
USD	35,584	CAD	45,868	State Street Bank and Trust Company	1/12/2018	—	(914)
USD	455,396	EUR	390,787	BNP Paribas SA	1/12/2018	—	(13,738)
USD	16,598	EUR	13,961	Citibank N.A.	1/12/2018	—	(162)
USD	658,643	EUR	555,678	Deutsche Bank AG London	1/12/2018	—	(8,441)
USD	378,736	EUR	319,444	Goldman Sachs International	1/12/2018	—	(4,752)
USD	222,274	EUR	191,000	HSBC Bank USA	1/12/2018	—	(7,018)
USD	22,767,669	EUR	19,195,149	JPMorgan Chase Bank N.A.	1/12/2018	—	(275,840)
USD	21,058	EUR	17,675	Merrill Lynch International	1/12/2018	—	(161)
USD	406,175	EUR	342,648	Morgan Stanley Capital Services, Inc.	1/12/2018	—	(5,169)
USD	6,157,462	EUR	5,209,182	Morgan Stanley Capital Services, Inc.	1/19/2018	—	(98,583)
USD	4,249,312	GBP	3,207,265	Barclays Bank PLC Wholesale	1/12/2018	—	(82,193)
USD	198,889	GBP	150,456	Citibank N.A.	1/12/2018	—	(4,306)
						$63,340	($535,245)

Derivatives Currency Abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

The accompanying notes are an integral part of the financial statements.	196

John Hancock

Information Control Center
P.O. Box 772
Boston, MA 02117-0772

PRSRT STD
U.S. Postage
PAID
Norwood, MA
Permit No. 20

Management of the trust

Trustees
Hassell H. McClellan, *Chairperson*
Steven R. Pruchansky, *Vice Chairperson****
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham**
Grace K. Fey**
Theron S. Hoffman*
Deborah C. Jackson**
James M. Oates***
Gregory A. Russo***
Warren A. Thomson†

* Member of the Audit Committee
** Member of the Compliance Committee
*** Member of the Contracts, Legal & Risk Committee
† Non-Independent Trustee
\# Effective 6-20-17

Officers
Andrew G. Arnott, President
John J. Danello, Sr. Vice President, Secretary, and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer

Investment advisor

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHT0A 12/17
2/18

1115015: 1217

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Active Bond Trust

		Shares or
		Principal
		Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS – 31.9%
U.S. Government – 10.1%
U.S. Treasury Bonds
2.500%, 02/15/2045		$4,501,000	$4,286,081
2.750%, 11/15/2042 to 08/15/2047		18,640,000	18,693,501
3.000%, 02/15/2047		14,242,000	14,961,536
U.S. Treasury Inflation Protected
Securities
0.375%, 07/15/2025		1,305,401	1,308,177
U.S. Treasury Notes
2.000%, 11/30/2020 to 02/15/2025		7,540,000	7,492,238
2.250%, 11/15/2027		19,996,000	19,707,654
2.375%, 12/31/2020 to 05/15/2027		8,500,000	8,508,995
			74,958,182
U.S. Government Agency – 21.8%
Federal Home Loan Mortgage Corp.
3.000%, 03/01/2043 to 04/01/2047		6,082,170	6,108,453
3.500%, 10/01/2046 to 11/01/2047		17,937,845	18,536,330
4.000%, 01/01/2041 to 02/01/2044		2,627,948	2,789,470
4.500%, 09/01/2023 to 10/01/2041		3,451,823	3,693,972
5.000%, 03/01/2041		239,627	259,465
Federal National Mortgage Association
3.000%, TBA (A)		27,500,000	27,509,868
3.000%, 07/01/2027 to 10/01/2047		6,574,506	6,614,176
3.346%, (12 month LIBOR +
1.596%), 08/01/2034 (B)		660,947	688,019
3.497%, (6 month LIBOR + 2.122%),
07/01/2033 (B)		21,683	22,681
3.500%, TBA (A)		21,000,000	21,569,541
3.500%, 02/01/2026 to 11/01/2047		15,029,984	15,537,928
4.000%, TBA (A)		14,000,000	14,643,969
4.000%, 10/01/2025 to 07/01/2046		16,193,333	17,005,986
4.500%, 08/01/2040 to 08/01/2041		7,789,141	8,357,096
5.000%, 05/01/2018 to 04/01/2041		4,776,532	5,174,467
5.500%, 02/01/2018 to 11/01/2039		4,317,678	4,784,539
6.000%, 05/01/2035 to 02/01/2036		2,713,687	3,063,528
6.500%, 01/01/2039		644,808	736,140
7.000%, 09/01/2031 to 06/01/2032		170,824	198,015
7.500%, 09/01/2029 to 08/01/2031		40,891	47,599
Government National
Mortgage Association
4.000%, 02/15/2041		2,708,696	2,863,234
5.000%, 04/15/2035		370,243	403,446
5.500%, 03/15/2035		320,354	357,978
6.000%, 03/15/2033 to 06/15/2033		223,764	256,707
6.500%, 09/15/2028 to 08/15/2031		57,215	65,323
7.000%, 04/15/2029		46,518	53,776
8.000%, 10/15/2026		22,517	26,066
			161,367,772
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $235,357,069)			$236,325,954

FOREIGN GOVERNMENT OBLIGATIONS – 0.7%
Argentina – 0.2%
City of Buenos Aires
7.500%, 06/01/2027 (C)		250,000	278,250
Provincia de Buenos Aires
7.875%, 06/15/2027 (C)		260,000	288,553
Republic of Argentina
6.875%, 01/26/2027		210,000	229,425
7.500%, 04/22/2026		300,000	339,345
8.280%, 12/31/2033		231,336	272,745
Republic of Argentina, GDP-Linked Note
4.752%, 12/15/2035 *	ARS	19,532,033	115,357
			1,523,675

Active Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Brazil – 0.1%
Federative Republic of Brazil
10.000%, 01/01/2023	BRL	2,785,000	$849,825
Germany – 0.2%
Federal Republic of Germany
6.250%, 01/04/2030	EUR	725,000	1,442,299
Mexico – 0.1%
Government of Mexico
8.000%, 12/07/2023	MXN	11,861,100	612,983
Panama – 0.1%
Republic of Panama
8.875%, 09/30/2027		$344,000	498,800
9.375%, 04/01/2029		130,000	196,950
			695,750
United Kingdom – 0.0%
Government of United Kingdom
6.000%, 12/07/2028	GBP	85,000	170,372
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $4,889,127)			$5,294,904

CORPORATE BONDS – 41.5%
Consumer discretionary – 4.7%
21st Century Fox America, Inc.
6.650%, 11/15/2037		$500,000	687,229
6.750%, 01/09/2038		108,000	147,326
7.750%, 12/01/2045		491,000	778,299
Advance Auto Parts, Inc.
4.500%, 12/01/2023		650,000	683,287
Altice Financing SA
6.625%, 02/15/2023 (C)		275,000	287,953
Amazon.com, Inc.
3.150%, 08/22/2027 (C)		895,000	896,083
4.050%, 08/22/2047 (C)		880,000	947,467
AMC Entertainment Holdings, Inc.
6.125%, 05/15/2027 (D)		435,000	431,738
AutoZone, Inc.
3.125%, 04/21/2026		535,000	520,953
Brinker International, Inc.
3.875%, 05/15/2023		740,000	717,800
CCM Merger, Inc.
6.000%, 03/15/2022 (C)		260,000	266,825
Cengage Learning, Inc.
9.500%, 06/15/2024 (C)(D)		350,000	316,750
Charter Communications Operating LLC
4.200%, 03/15/2028		782,000	774,056
6.484%, 10/23/2045		735,000	856,302
Clear Channel Worldwide Holdings, Inc.
6.500%, 11/15/2022		329,000	334,346
Comcast Corp.
3.969%, 11/01/2047		633,000	653,298
3.999%, 11/01/2049		761,000	778,502
Daimler Finance North America LLC
2.200%, 05/05/2020 (C)		350,000	347,991
Eldorado Resorts, Inc.
7.000%, 08/01/2023		160,000	171,000
Expedia, Inc.
3.800%, 02/15/2028		778,000	751,557
5.000%, 02/15/2026		860,000	919,139
Ford Motor Company
4.750%, 01/15/2043		215,000	217,861
Ford Motor Credit Company LLC
5.875%, 08/02/2021		889,000	976,119
General Motors Company
4.875%, 10/02/2023		596,000	644,876

The accompanying notes are an integral part of the financial statements.	1

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
General Motors Financial Company, Inc.
4.000%, 01/15/2025	$675,000	$693,391
4.300%, 07/13/2025	539,000	561,558
GLP Capital LP
5.375%, 04/15/2026	285,000	305,663
Grain Spectrum Funding II LLC
3.290%, 10/10/2019 (C)	466,115	463,728
Hilton Grand Vacations Borrower LLC
6.125%, 12/01/2024 (C)	175,000	191,188
Historic TW, Inc.
7.570%, 02/01/2024	716,000	883,765
Hyatt Hotels Corp.
3.375%, 07/15/2023	660,000	674,309
International Game Technology PLC
6.500%, 02/15/2025 (C)	245,000	273,788
Jacobs Entertainment, Inc.
7.875%, 02/01/2024 (C)	168,000	179,760
L Brands, Inc.
6.625%, 04/01/2021	331,000	362,445
6.875%, 11/01/2035	179,000	180,790
Laureate Education, Inc.
8.250%, 05/01/2025 (C)	234,000	248,040
Lear Corp.
5.250%, 01/15/2025	384,000	409,947
Lions Gate Entertainment Corp.
5.875%, 11/01/2024 (C)	200,000	211,250
Macy’s Retail Holdings, Inc.
3.625%, 06/01/2024 (D)	531,000	511,679
Marriott International, Inc.
3.125%, 06/15/2026	500,000	491,692
McGraw-Hill Global Education
Holdings LLC
7.875%, 05/15/2024 (C)	262,000	258,725
MDC Holdings, Inc.
5.500%, 01/15/2024	670,000	706,850
MDC Partners, Inc.
6.500%, 05/01/2024 (C)	357,000	358,785
Midcontinent Communications
6.875%, 08/15/2023 (C)	215,000	228,169
Mohegan Gaming & Entertainment
7.875%, 10/15/2024 (C)	235,000	240,875
Myriad International Holdings BV
5.500%, 07/21/2025 (C)	565,000	615,267
National CineMedia LLC
6.000%, 04/15/2022	146,000	147,825
Nemak SAB de CV
5.500%, 02/28/2023 (C)	230,000	236,325
Netflix, Inc.
4.875%, 04/15/2028 (C)	390,000	382,200
QVC, Inc.
4.375%, 03/15/2023	410,000	420,371
5.125%, 07/02/2022	250,000	264,373
5.450%, 08/15/2034	345,000	346,381
Scripps Networks Interactive, Inc.
2.800%, 06/15/2020	600,000	599,875
Service Corp. International
5.375%, 05/15/2024	300,000	316,125
Sinclair Television Group, Inc.
5.625%, 08/01/2024 (C)(D)	295,000	304,219
Sirius XM Radio, Inc.
3.875%, 08/01/2022 (C)	140,000	140,350
5.000%, 08/01/2027 (C)	301,000	301,753
5.375%, 04/15/2025 to 07/15/2026 (C)	765,000	794,331
The Priceline Group, Inc.
2.750%, 03/15/2023	380,000	378,571

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Time Warner Cable LLC
5.500%, 09/01/2041	$450,000	$468,684
Time Warner Entertainment Company LP
8.375%, 07/15/2033	300,000	412,546
Time Warner, Inc.
3.800%, 02/15/2027	505,000	504,381
7.625%, 04/15/2031	451,000	623,996
Toll Brothers Finance Corp.
4.000%, 12/31/2018	600,000	609,750
Viacom, Inc.
4.375%, 03/15/2043	942,000	814,825
5.850%, 09/01/2043	684,000	707,222
Viacom, Inc. (6.250% to 2-28-27, then 3
month LIBOR + 3.899%) 02/28/2057 (D)	350,000	341,688
Vista Outdoor, Inc.
5.875%, 10/01/2023 (D)	361,000	346,560
Waterford Gaming LLC
8.625%, 09/15/2014 (C)(E)(F)	341,969	0
WMG Acquisition Corp.
4.875%, 11/01/2024 (C)	230,000	236,900
6.750%, 04/15/2022 (C)	295,000	308,275
Wyndham Worldwide Corp.
4.500%, 04/01/2027	700,000	711,124
Yum! Brands, Inc.
5.350%, 11/01/2043	600,000	579,000
6.250%, 03/15/2018	155,000	156,163
6.875%, 11/15/2037	292,000	320,470
		34,932,704
Consumer staples – 1.5%
Alimentation Couche-Tard, Inc.
2.700%, 07/26/2022 (C)	315,000	312,064
Anheuser-Busch InBev Finance, Inc.
4.900%, 02/01/2046	1,145,000	1,325,863
Anheuser-Busch InBev Worldwide, Inc.
4.439%, 10/06/2048	730,000	794,492
Bunge, Ltd. Finance Corp.
3.250%, 08/15/2026	500,000	477,704
CVS Pass-Through Trust
8.353%, 07/10/2031 (C)	1,061,795	1,368,449
Fomento Economico Mexicano SAB de CV
4.375%, 05/10/2043	1,000,000	1,052,220
Kraft Heinz Foods Company
4.875%, 02/15/2025 (C)	312,000	330,747
5.200%, 07/15/2045	222,000	244,000
6.125%, 08/23/2018	817,000	838,097
Kronos Acquisition Holdings, Inc.
9.000%, 08/15/2023 (C)	295,000	275,825
Molson Coors Brewing Company
3.000%, 07/15/2026	330,000	322,909
Mondelez International Holdings
Netherlands BV
1.625%, 10/28/2019 (C)	325,000	320,273
Post Holdings, Inc.
5.625%, 01/15/2028 (C)	85,000	85,319
Revlon Consumer Products Corp.
5.750%, 02/15/2021 (D)	201,000	151,755
6.250%, 08/01/2024	357,000	217,770
Reynolds American, Inc.
4.850%, 09/15/2023	1,000,000	1,088,756
Simmons Foods, Inc.
5.750%, 11/01/2024 (C)	165,000	163,556
The Kroger Company
7.000%, 05/01/2018	1,105,000	1,123,068

The accompanying notes are an integral part of the financial statements.	2

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
Vector Group, Ltd.
6.125%, 02/01/2025 (C)	$190,000	$196,650
		10,689,517
Energy – 6.0%
Anadarko Petroleum Corp.
4.500%, 07/15/2044	400,000	398,264
5.550%, 03/15/2026 (D)	800,000	897,372
Andeavor Logistics LP
4.250%, 12/01/2027	221,000	222,832
5.250%, 01/15/2025	195,000	205,082
6.375%, 05/01/2024	365,000	396,025
Antero Midstream Partners LP
5.375%, 09/15/2024	380,000	391,400
Apache Corp.
5.100%, 09/01/2040	325,000	345,987
Boardwalk Pipelines LP
3.375%, 02/01/2023	850,000	846,108
4.450%, 07/15/2027	263,000	267,484
BP Capital Markets PLC
2.750%, 05/10/2023	530,000	530,138
Buckeye Partners LP
3.950%, 12/01/2026	500,000	491,321
Cameron International Corp.
5.950%, 06/01/2041	1,178,000	1,459,147
Cenovus Energy, Inc.
4.450%, 09/15/2042	520,000	479,705
Cheniere Corpus Christi Holdings LLC
5.125%, 06/30/2027	177,000	183,089
5.875%, 03/31/2025	220,000	238,425
Cimarex Energy Company
4.375%, 06/01/2024	745,000	790,420
CNOOC Finance 2003, Ltd.
5.500%, 05/21/2033 (C)	545,000	639,319
Colorado Interstate Gas Company LLC
4.150%, 08/15/2026 (C)	247,000	246,548
Columbia Pipeline Group, Inc.
4.500%, 06/01/2025	650,000	691,925
ConocoPhillips Company
2.875%, 11/15/2021	450,000	455,182
5.950%, 03/15/2046	575,000	773,866
Continental Resources, Inc.
4.900%, 06/01/2044 (D)	400,000	382,000
5.000%, 09/15/2022	686,000	696,290
DCP Midstream Operating LP
2.700%, 04/01/2019	330,000	327,938
9.750%, 03/15/2019 (C)	255,000	275,719
DCP Midstream Operating LP (5.850%
to 5-21-23, then 3 month LIBOR +
3.850%) 05/21/2043 (C)	355,000	330,150
Devon Energy Corp.
5.000%, 06/15/2045	600,000	668,754
Devon Financing Company LLC
7.875%, 09/30/2031	874,000	1,199,424
Enbridge Energy Partners LP
4.375%, 10/15/2020	540,000	562,721
7.500%, 04/15/2038	600,000	776,170
Enbridge Energy Partners LP (3 month
LIBOR + 3.798%) 5.132%,
10/01/2077 (B)	355,000	351,894
Energen Corp.
4.625%, 09/01/2021	500,000	506,250
Energy Transfer Equity LP
5.875%, 01/15/2024	265,000	278,913
Energy Transfer LP
4.150%, 10/01/2020	1,000,000	1,032,578

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Energy Transfer LP (continued)
4.200%, 04/15/2027	$181,000	$180,009
5.000%, 10/01/2022	145,000	154,547
5.150%, 03/15/2045	405,000	395,007
5.875%, 03/01/2022	45,000	49,191
5.950%, 10/01/2043	300,000	318,732
9.700%, 03/15/2019	230,000	248,908
EnLink Midstream Partners LP
4.850%, 07/15/2026	432,000	452,566
EnLink Midstream Partners LP (6.000%
to 12-15-22, then 3 month LIBOR +
4.110%) 12/15/2022 (G)	290,000	277,374
Enterprise Products Operating LLC
6.650%, 04/15/2018	750,000	759,739
6.875%, 03/01/2033	471,000	618,762
Enterprise Products Operating LLC (3
month LIBOR + 3.708%) 5.084%,
08/01/2066 (B)	435,000	435,000
Enterprise Products Operating LLC
(5.250% to 8-16-27, then 3 month
LIBOR + 3.033%) 08/16/2077	660,000	653,400
Fortive Corp.
3.150%, 06/15/2026	700,000	695,113
Gulfport Energy Corp.
6.000%, 10/15/2024	105,000	105,000
Hess Corp.
5.600%, 02/15/2041	400,000	431,027
5.800%, 04/01/2047	500,000	555,942
Kinder Morgan Energy Partners LP
5.000%, 10/01/2021	500,000	532,875
7.300%, 08/15/2033	603,000	752,864
7.750%, 03/15/2032	295,000	378,367
Lukoil International Finance BV
3.416%, 04/24/2018 (C)	220,000	220,526
Marathon Oil Corp.
6.800%, 03/15/2032	785,000	954,790
Murphy Oil Corp.
5.750%, 08/15/2025	200,000	204,500
National Oilwell Varco, Inc.
2.600%, 12/01/2022	600,000	585,849
Newfield Exploration Company
5.625%, 07/01/2024	690,000	741,750
5.750%, 01/30/2022	400,000	427,000
Nexen Energy ULC
6.400%, 05/15/2037	775,000	1,010,813
Noble Energy, Inc.
4.150%, 12/15/2021	600,000	625,146
Noble Holding International, Ltd.
5.250%, 03/15/2042	500,000	318,750
Occidental Petroleum Corp.
3.400%, 04/15/2026	310,000	317,395
ONEOK Partners LP
5.000%, 09/15/2023	220,000	235,686
6.650%, 10/01/2036	835,000	1,024,204
Petrobras Global Finance BV
5.625%, 05/20/2043	658,000	588,015
7.375%, 01/17/2027	565,000	622,065
Petroleos Mexicanos
4.875%, 01/24/2022	450,000	469,013
5.375%, 03/13/2022 (C)	115,000	121,900
Plains All American Pipeline LP
4.900%, 02/15/2045	750,000	719,623
Sabine Pass Liquefaction LLC
4.200%, 03/15/2028	358,000	362,112
5.000%, 03/15/2027	336,000	360,460

The accompanying notes are an integral part of the financial statements.	3

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Sabine Pass
Liquefaction LLC (continued)
5.750%, 05/15/2024	$585,000	$650,092
Sinopec Group Overseas Development
2015, Ltd.
3.250%, 04/28/2025 (C)	550,000	545,997
Sunoco Logistics Partners Operations LP
3.450%, 01/15/2023	1,080,000	1,073,601
3.900%, 07/15/2026	575,000	562,528
4.400%, 04/01/2021	424,000	440,889
Tapstone Energy LLC
9.750%, 06/01/2022 (C)	150,000	128,438
Teekay Offshore Partners LP
6.000%, 07/30/2019	425,000	422,875
The Williams Companies, Inc.
4.550%, 06/24/2024	620,000	643,250
5.750%, 06/24/2044	430,000	459,025
Williams Partners LP
3.750%, 06/15/2027	485,000	485,870
4.300%, 03/04/2024	700,000	733,007
4.875%, 03/15/2024	695,000	726,275
WPX Energy, Inc.
5.250%, 09/15/2024	135,000	134,534
6.000%, 01/15/2022	258,000	269,610
YPF SA
8.500%, 07/28/2025 (C)	455,000	527,800
		44,046,251
Financials – 12.8%
Ally Financial, Inc.
3.250%, 11/05/2018	290,000	290,725
5.125%, 09/30/2024	680,000	735,250
American Express Company
2.500%, 08/01/2022	685,000	676,643
American International Group, Inc.
3.900%, 04/01/2026	830,000	860,500
American International Group, Inc.
(6.250% to 3-15-37, then 3 month
LIBOR + 2.056%) 03/15/2087	100,000	109,000
Ameriprise Financial, Inc.
2.875%, 09/15/2026	500,000	486,062
Aquarius & Investments PLC (6.375% to
9-1-19, then 5 Year U.S. Swap Rate +
5.210%) 09/01/2024	420,000	441,000
Ares Capital Corp.
3.875%, 01/15/2020	255,000	259,492
ASP AMC Merger Sub, Inc.
8.000%, 05/15/2025 (C)	280,000	268,800
Assurant, Inc.
4.000%, 03/15/2023	1,260,000	1,289,007
Australia & New Zealand Banking
Group, Ltd.
2.125%, 08/19/2020	660,000	654,765
Australia & New Zealand Banking
Group, Ltd. (6.750% to 6-15-26, then
5 Year U.S. ISDAFIX + 5.168%)
06/15/2026 (C)(G)	235,000	267,313
AXA SA
8.600%, 12/15/2030	220,000	316,525
AXA SA (6.379% to 12-14-36, then 3
month LIBOR + 2.256%) 12/14/2036
(C)(G)	115,000	134,046
AXA SA (6.463% to 12-14-18, then 3
month LIBOR + 1.449%) 12/14/2018
(C)(G)	1,440,000	1,468,800

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Bank of America Corp.
3.950%, 04/21/2025	$573,000	$592,412
4.200%, 08/26/2024	225,000	236,890
4.250%, 10/22/2026	174,000	183,318
4.450%, 03/03/2026	715,000	763,001
Bank of America Corp. (3.004% to
12-20-22, then 3 month LIBOR +
0.790%) 12/20/2023 (C)	1,149,000	1,151,788
Bank of America Corp. (3.419% to
12-20-27, then 3 month LIBOR +
1.040%) 12/20/2028 (C)	1,087,000	1,086,898
Bank of America Corp. (6.300% to
3-10-26, then 3 month LIBOR +
4.553%) 03/10/2026 (D)(G)	740,000	836,200
Banque Federative du Credit Mutuel SA
2.200%, 07/20/2020 (C)	635,000	630,883
Barclays Bank PLC
10.179%, 06/12/2021 (C)	235,000	286,376
Barclays PLC
4.375%, 01/12/2026	300,000	312,066
BPCE SA
4.500%, 03/15/2025 (C)	405,000	423,211
5.700%, 10/22/2023 (C)	340,000	376,715
Brighthouse Financial, Inc.
3.700%, 06/22/2027 (C)	810,000	796,378
Capital One Financial Corp.
2.400%, 10/30/2020	300,000	298,137
2.450%, 04/24/2019	395,000	395,891
3.500%, 06/15/2023	1,023,000	1,040,768
3.750%, 07/28/2026	1,300,000	1,294,191
4.200%, 10/29/2025	525,000	540,001
Citigroup, Inc.
2.350%, 08/02/2021	625,000	618,122
3.500%, 05/15/2023	1,060,000	1,078,801
4.500%, 01/14/2022	1,000,000	1,063,642
4.600%, 03/09/2026	811,000	862,867
Citigroup, Inc. (5.875% to 3-27-20, then
3 month LIBOR + 4.059%)
03/27/2020 (G)	870,000	902,625
Citigroup, Inc. (6.250% to 8-15-26, then
3 month LIBOR + 4.517%)
08/15/2026 (G)	590,000	650,770
Citizens Bank NA
2.200%, 05/26/2020	595,000	590,811
CNO Financial Group, Inc.
5.250%, 05/30/2025	410,000	432,550
Commerzbank AG
8.125%, 09/19/2023 (C)	375,000	448,373
Cooperatieve Rabobank UA (11.000% to
6-30-19, then 3 month LIBOR +
10.868%) 06/30/2019 (C)(G)	308,000	344,190
Credit Acceptance Corp.
6.125%, 02/15/2021	325,000	328,250
Credit Agricole SA
4.375%, 03/17/2025 (C)	600,000	626,548
Credit Agricole SA (7.875% to 1-23-24,
then 5 Year U.S. Swap Rate +
4.898%) 01/23/2024 (C)(G)	310,000	350,688
Credit Agricole SA (8.125% to 9-19-18,
then 5 Year U.S. Swap Rate +
6.283%) 09/19/2033 (C)	350,000	363,248
Credit Suisse Group AG (7.500% to
12-11-23, then 5 Year U.S. Swap Rate
+ 4.598%) 12/11/2023 (C)(G)	245,000	279,888

The accompanying notes are an integral part of the financial statements.	4

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Credit Suisse Group Funding
Guernsey, Ltd.
4.550%, 04/17/2026	$405,000	$433,517
Credito Real SAB de CV
7.250%, 07/20/2023 (C)	250,000	265,000
Credito Real SAB de CV (9.125% to
11-29-22, then 10 Year CMT +
7.026%) 11/29/2022 (C)(G)	300,000	310,125
Discover Financial Services
3.950%, 11/06/2024	615,000	628,080
4.100%, 02/09/2027	223,000	228,364
5.200%, 04/27/2022	115,000	123,767
Doric Nimrod Air Alpha 2013-1 Class B
Pass Through Trust
6.125%, 11/30/2021 (C)	38,771	40,031
Enova International, Inc.
9.750%, 06/01/2021	273,000	288,698
Exela Intermediate LLC
10.000%, 07/15/2023 (C)	180,000	175,050
Fifth Third Bancorp (5.100% to 6-30-23,
then 3 month LIBOR + 3.033%)
06/30/2023 (G)	402,000	408,030
Flagstar Bancorp, Inc.
6.125%, 07/15/2021	197,000	209,332
Freedom Mortgage Corp.
8.125%, 11/15/2024 (C)	275,000	280,156
FS Investment Corp.
4.000%, 07/15/2019	230,000	232,704
4.250%, 01/15/2020	225,000	228,837
HSBC Holdings PLC (6.375% to
9-17-24, then 5 Year U.S. ISDAFIX +
3.705%) 09/17/2024 (G)	185,000	197,025
HSBC Holdings PLC (6.875% to 6-1-21,
then 5 Year U.S. ISDAFIX + 5.514%)
06/01/2021 (G)	460,000	495,650
ING Bank NV
5.800%, 09/25/2023 (C)	480,000	538,592
ING Groep NV (6.500% to 4-16-25, then
5 Year U.S. Swap Rate + 4.446%)
04/16/2025 (G)	200,000	217,000
Invesco Finance PLC
3.125%, 11/30/2022	850,000	860,053
Jefferies Group LLC
4.850%, 01/15/2027	519,000	551,620
5.125%, 04/13/2018	600,000	604,918
8.500%, 07/15/2019	715,000	776,541
JPMorgan Chase & Co.
2.400%, 06/07/2021	800,000	795,626
3.200%, 06/15/2026	475,000	474,617
3.375%, 05/01/2023	1,250,000	1,270,389
4.125%, 12/15/2026	600,000	632,774
4.500%, 01/24/2022	1,300,000	1,390,910
6.300%, 04/23/2019	1,000,000	1,052,711
JPMorgan Chase & Co. (5.300% to
5-1-20, then 3 month LIBOR +
3.800%) 05/01/2020 (G)	530,000	549,663
JPMorgan Chase & Co. (6.750% to
2-1-24, then 3 month LIBOR +
3.780%) 02/01/2024 (G)	520,000	588,900
Ladder Capital Finance
Holdings LLLP
5.250%, 03/15/2022 to
10/01/2025 (C)	330,000	333,063
Legg Mason, Inc.
3.950%, 07/15/2024	660,000	675,074

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Legg Mason, Inc. (continued)
4.750%, 03/15/2026	$825,000	$883,741
Leucadia National Corp.
5.500%, 10/18/2023	1,490,000	1,603,556
Liberty Mutual Group, Inc.
4.250%, 06/15/2023 (C)	1,000,000	1,053,575
7.800%, 03/07/2087 (C)	590,000	751,070
Lincoln National Corp.
6.250%, 02/15/2020	1,000,000	1,076,778
Lloyds Banking Group PLC
4.650%, 03/24/2026	880,000	928,963
Lloyds Banking Group PLC (7.500% to
6-27-24, then 5 Year U.S. Swap Rate
+ 4.760%) 06/27/2024 (G)	305,000	345,794
Loews Corp.
2.625%, 05/15/2023	630,000	622,759
3.750%, 04/01/2026	825,000	858,849
M&T Bank Corp. (5.125% to 11-1-26,
then 3 month LIBOR + 3.520%)
11/01/2026 (G)	315,000	335,885
Macquarie Bank, Ltd.
4.875%, 06/10/2025 (C)	405,000	426,392
Macquarie Group, Ltd.
3.000%, 12/03/2018 (C)	650,000	654,739
Manufacturers & Traders Trust Company
(3 month LIBOR + 0.640%) 2.121%,
12/01/2021 (B)	350,000	347,390
Markel Corp.
5.000%, 03/30/2043	1,270,000	1,424,289
5.350%, 06/01/2021	800,000	861,865
MetLife, Inc.
3.000%, 03/01/2025	300,000	300,203
6.400%, 12/15/2066	360,000	414,112
9.250%, 04/08/2068 (C)	220,000	324,500
MGIC Investment Corp.
5.750%, 08/15/2023	136,000	148,750
Montpelier Re Holdings, Ltd.
4.700%, 10/15/2022	1,080,000	1,136,599
Morgan Stanley
3.875%, 01/27/2026	360,000	375,156
4.100%, 05/22/2023	900,000	937,519
5.500%, 01/26/2020	435,000	460,949
6.625%, 04/01/2018	470,000	475,148
7.300%, 05/13/2019	710,000	756,875
Morgan Stanley (5.450% to 7-15-19,
then 3 month LIBOR + 3.610%)
07/15/2019 (G)	200,000	205,500
MSCI, Inc.
5.250%, 11/15/2024 (C)	50,000	52,688
Nationstar Mortgage LLC
6.500%, 07/01/2021	320,000	324,400
7.875%, 10/01/2020	265,000	270,631
Nationwide Mutual Insurance Company
(3 month LIBOR + 2.290%) 3.878%,
12/15/2024 (B)(C)	1,130,000	1,124,435
Nippon Life Insurance Company
(5.100% to 10-16-24, then 5 Year U.S.
ISDAFIX + 3.650%) 10/16/2044 (C)	410,000	432,550
PNC Bank NA
2.450%, 07/28/2022 (D)	775,000	768,381
Popular, Inc.
7.000%, 07/01/2019	320,000	332,800
Prudential Financial, Inc. (5.875% to
9-15-22, then 3 month LIBOR +
4.175%) 09/15/2042	846,000	924,255

The accompanying notes are an integral part of the financial statements.	5

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Quicken Loans, Inc.
5.250%, 01/15/2028 (C)	$320,000	$315,904
5.750%, 05/01/2025 (C)	510,000	527,855
Radian Group, Inc.
4.500%, 10/01/2024	190,000	194,655
5.250%, 06/15/2020	134,000	141,203
Raymond James Financial, Inc.
3.625%, 09/15/2026	500,000	502,209
4.950%, 07/15/2046	500,000	564,773
Regions Financial Corp.
2.750%, 08/14/2022	745,000	742,559
Santander Holdings USA, Inc.
2.700%, 05/24/2019	124,000	124,260
3.400%, 01/18/2023 (C)	360,000	358,547
3.700%, 03/28/2022 (C)	635,000	642,566
Santander UK Group Holdings PLC
4.750%, 09/15/2025 (C)	445,000	466,533
Societe Generale SA (7.375% to 9-13-21,
then 5 Year U.S. Swap Rate +
6.238%) 09/13/2021 (C)(G)	470,000	509,386
Societe Generale SA (8.000% to 9-29-25,
then 5 Year U.S. ISDAFIX + 5.873%)
09/29/2025 (C)(D)(G)	470,000	546,375
Societe Generale SA (8.250% to
11-29-18, then 5 Year U.S. Swap Rate
+ 6.394%) 11/29/2018 (G)	335,000	350,494
Standard Chartered PLC
2.100%, 08/19/2019 (C)	500,000	496,780
Stearns Holdings LLC
9.375%, 08/15/2020 (C)	120,000	124,500
Stifel Financial Corp.
4.250%, 07/18/2024	1,735,000	1,776,823
Sumitomo Mitsui Trust Bank, Ltd.
2.050%, 03/06/2019 (C)	570,000	568,481
SunTrust Bank
2.450%, 08/01/2022	605,000	596,480
Teachers Insurance & Annuity
Association of America
4.270%, 05/15/2047 (C)	525,000	554,688
The Charles Schwab Corp. (7.000% to
2-1-22, then 3 month LIBOR +
4.820%) 02/01/2022 (G)	1,000,000	1,127,550
The Goldman Sachs Group, Inc.
2.300%, 12/13/2019	925,000	924,294
3.625%, 01/22/2023	1,200,000	1,239,464
3.850%, 01/26/2027	840,000	862,173
5.950%, 01/18/2018	725,000	726,143
The Hartford Financial Services
Group, Inc.
5.500%, 03/30/2020	500,000	532,876
6.625%, 03/30/2040	500,000	694,986
The Hartford Financial Services
Group, Inc. (8.125% to 6-15-18, then
3 month LIBOR + 4.603%)
06/15/2068	745,000	763,625
The PNC Financial Services Group, Inc.
(4.850% to 6-1-23, then 3 month
LIBOR + 3.040%) 06/01/2023 (G)	385,000	392,700
The PNC Financial Services Group, Inc.
(6.750% to 8-1-21, then 3 month
LIBOR + 3.678%) 08/01/2021 (G)	385,000	427,369
The Royal Bank of Scotland Group PLC
3.875%, 09/12/2023	1,150,000	1,169,302

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
The Royal Bank of Scotland Group PLC
(8.000% to 8-10-25, then 5 Year
U.S. Swap Rate + 5.720%)
08/10/2025 (G)	$300,000	$343,125
The Royal Bank of Scotland Group PLC
(8.625% to 8-15-21, then 5 Year
U.S. Swap Rate + 7.598%)
08/15/2021 (G)	250,000	281,563
Trident Merger Sub, Inc.
6.625%, 11/01/2025 (C)	115,000	114,713
UBS AG
2.450%, 12/01/2020 (C)	730,000	727,800
UBS Group Funding Switzerland AG
(2.859% to 8-15-22, then 3 month
LIBOR + 0.954%) 08/15/2023 (C)	745,000	736,386
Voya Financial, Inc.
4.800%, 06/15/2046	700,000	779,037
Voya Financial, Inc. (5.650% to 5-15-23,
then 3 month LIBOR + 3.580%)
05/15/2053	435,000	463,275
Wells Fargo & Company, Series K
(7.980% to 3-15-18, then 3 month
LIBOR + 3.770%) 03/15/2018 (G)	422,000	428,836
Wells Fargo & Company, Series M
3.450%, 02/13/2023	900,000	917,011
Wells Fargo & Company, Series MTN
4.650%, 11/04/2044	365,000	397,681
Wells Fargo & Company, Series U
(5.875% to 6-15-25, then 3 month
LIBOR + 3.990%) 06/15/2025 (D)(G)	1,090,000	1,207,230
Westpac Banking Corp.
2.150%, 03/06/2020	845,000	841,188
Willis Towers Watson PLC
5.750%, 03/15/2021	1,350,000	1,468,887
XLIT, Ltd.
5.750%, 10/01/2021	1,000,000	1,097,426
		95,012,049
Health care – 2.2%
Abbott Laboratories
3.750%, 11/30/2026	1,200,000	1,231,906
AbbVie, Inc.
3.600%, 05/14/2025	570,000	585,868
Agilent Technologies, Inc.
3.875%, 07/15/2023	670,000	693,836
Allergan Funding SCS
3.800%, 03/15/2025	450,000	458,019
Baxter International, Inc.
3.500%, 08/15/2046	500,000	459,444
Becton, Dickinson and Company
2.133%, 06/06/2019	580,000	578,672
Cigna Corp.
4.500%, 03/15/2021	1,100,000	1,156,066
Community Health Systems, Inc.
5.125%, 08/01/2021 (D)	278,000	250,200
8.000%, 11/15/2019 (D)	198,000	168,300
DaVita, Inc.
5.000%, 05/01/2025	545,000	544,837
Express Scripts Holding Company
2.600%, 11/30/2020	705,000	704,295
HCA, Inc.
5.250%, 04/15/2025 to 06/15/2026	780,000	825,788
7.500%, 02/15/2022	330,000	371,250
MEDNAX, Inc.
5.250%, 12/01/2023 (C)	395,000	401,913

The accompanying notes are an integral part of the financial statements.	6

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Mylan NV
2.500%, 06/07/2019	$366,000	$365,589
3.950%, 06/15/2026	1,347,000	1,357,923
5.250%, 06/15/2046	250,000	273,696
Mylan, Inc.
2.600%, 06/24/2018	670,000	671,111
Quintiles IMS, Inc.
4.875%, 05/15/2023 (C)	155,000	159,650
Select Medical Corp.
6.375%, 06/01/2021	430,000	441,288
Shire Acquisitions Investments
Ireland DAC
1.900%, 09/23/2019	715,000	708,450
3.200%, 09/23/2026	1,120,000	1,094,780
Team Health Holdings, Inc.
6.375%, 02/01/2025 (C)(D)	89,000	79,433
Teva Pharmaceutical Finance
Company LLC
6.150%, 02/01/2036	49,000	49,058
UnitedHealth Group, Inc.
5.800%, 03/15/2036	540,000	701,703
Universal Health Services, Inc.
4.750%, 08/01/2022 (C)	345,000	351,469
5.000%, 06/01/2026 (C)	423,000	436,219
Valeant Pharmaceuticals
International, Inc.
6.125%, 04/15/2025 (C)	515,000	471,225
Zimmer Biomet Holdings, Inc.
3.550%, 04/01/2025	852,000	851,219
		16,443,207
Industrials – 3.9%
AECOM
5.125%, 03/15/2027	570,000	580,631
AerCap Global Aviation Trust (6.500%
to 6-15-25, then 3 month LIBOR +
4.300%) 06/15/2045 (C)	380,000	415,150
AerCap Ireland Capital DAC
4.625%, 10/30/2020	475,000	497,898
5.000%, 10/01/2021	512,000	545,728
Ahern Rentals, Inc.
7.375%, 05/15/2023 (C)	532,000	500,080
Air Canada 2013-1 Class A Pass
Through Trust
4.125%, 11/15/2026 (C)	242,767	255,534
Air Canada 2013-1 Class C Pass
Through Trust
6.625%, 05/15/2018 (C)	290,000	294,713
Air Canada 2017-1 Class B Pass
Through Trust
3.700%, 07/15/2027 (C)	260,000	262,434
Air Lease Corp.
3.000%, 09/15/2023	400,000	396,838
3.375%, 01/15/2019	135,000	136,300
4.750%, 03/01/2020 (D)	500,000	523,185
Aircastle, Ltd.
5.500%, 02/15/2022	225,000	241,031
6.250%, 12/01/2019	165,000	174,075
7.625%, 04/15/2020	125,000	136,563
American Airlines 2001-1 Class A-1 Pass
Through Trust
6.977%, 11/23/2022	164,936	173,595
American Airlines 2011-1 Class B Pass
Through Trust
7.000%, 07/31/2019 (C)	296,678	298,161

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
American Airlines 2013-2 Class A Pass
Through Trust
4.950%, 07/15/2024	$397,567	$423,101
American Airlines 2015-1 Class B Pass
Through Trust
3.700%, 11/01/2024	316,970	316,177
American Airlines 2016-1 Class A Pass
Through Trust
4.100%, 07/15/2029	204,524	212,705
American Airlines 2017-1 Class A Pass
Through Trust
4.000%, 08/15/2030	265,000	274,514
American Airlines 2017-1 Class AA Pass
Through Trust
3.650%, 08/15/2030	415,000	424,047
American Airlines 2017-2 Class A Pass
Through Trust
3.600%, 04/15/2031	225,000	227,250
Arconic, Inc.
5.125%, 10/01/2024	455,000	485,637
5.720%, 02/23/2019	210,000	216,902
Ashtead Capital, Inc.
4.375%, 08/15/2027 (C)	211,000	214,165
Azul Investments LLP
5.875%, 10/26/2024 (C)	385,000	381,631
British Airways 2013-1 Class A Pass
Through Trust
4.625%, 06/20/2024 (C)	393,641	416,866
British Airways 2013-1 Class B Pass
Through Trust
5.625%, 12/20/2021 (C)	129,222	133,770
Continental Airlines 1999-1 Class A Pass
Through Trust
6.545%, 08/02/2020	96,847	99,268
Continental Airlines 2000-2 Class B Pass
Through Trust
8.307%, 10/02/2019	27,504	28,054
Continental Airlines 2007-1 Class A Pass
Through Trust
5.983%, 10/19/2023	226,468	246,918
Continental Airlines 2012-1 Class B Pass
Through Trust
6.250%, 10/11/2021	92,465	96,922
Delta Air Lines 2002-1 Class G-1 Pass
Through Trust
6.718%, 07/02/2024	156,959	173,192
Delta Air Lines 2010-1 Class A Pass
Through Trust
6.200%, 01/02/2020	109,749	111,670
Delta Air Lines, Inc.
3.625%, 03/15/2022	650,000	659,524
Empresa de Transporte de Pasajeros
Metro SA
4.750%, 02/04/2024 (C)	340,000	365,994
EnerSys
5.000%, 04/30/2023 (C)	145,000	151,525
Equifax, Inc.
3.250%, 06/01/2026	130,000	124,298
7.000%, 07/01/2037	105,000	133,269
GATX Corp.
3.850%, 03/30/2027	800,000	813,141
General Electric Company
2.700%, 10/09/2022	1,100,000	1,098,167

The accompanying notes are an integral part of the financial statements.	7

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
General Electric Company (3 month
LIBOR + 0.480%) 1.896%,
08/15/2036 (B)	$265,000	$233,492
H&E Equipment Services, Inc.
5.625%, 09/01/2025 (C)	175,000	182,875
Huntington Ingalls Industries, Inc.
5.000%, 11/15/2025 (C)	100,000	107,000
IHS Markit, Ltd.
4.000%, 03/01/2026 (C)	175,000	174,781
4.750%, 02/15/2025 (C)	150,000	158,250
5.000%, 11/01/2022 (C)	210,000	227,682
International Lease Finance Corp.
5.875%, 04/01/2019	160,000	166,515
7.125%, 09/01/2018 (C)	205,000	211,532
JB Hunt Transport Services, Inc.
3.850%, 03/15/2024	700,000	721,980
Kratos Defense & Security
Solutions, Inc.
6.500%, 11/30/2025 (C)(D)	290,000	301,600
Lennox International, Inc.
3.000%, 11/15/2023	800,000	789,820
Lockheed Martin Corp.
4.700%, 05/15/2046	430,000	501,228
LSC Communications, Inc.
8.750%, 10/15/2023 (C)	395,000	405,863
Masco Corp.
4.375%, 04/01/2026	720,000	759,960
4.450%, 04/01/2025	295,000	312,789
Neovia Logistics Services LLC
8.875%, 08/01/2020 (C)	126,000	102,060
Northwest Airlines 2007-1 Class A Pass
Through Trust
7.027%, 05/01/2021	149,208	160,563
Owens Corning
4.200%, 12/15/2022	285,000	298,798
Prime Security Services Borrower LLC
9.250%, 05/15/2023 (C)	185,000	205,350
Ryder System, Inc.
2.450%, 11/15/2018	900,000	902,248
Stanley Black & Decker, Inc. (5.750% to
12-15-18, then 3 month LIBOR +
4.304%) 12/15/2053 (D)	650,000	667,875
Tervita Escrow Corp.
7.625%, 12/01/2021 (C)	85,000	85,213
Textron, Inc.
7.250%, 10/01/2019	245,000	264,555
The Dun & Bradstreet Corp.
4.625%, 12/01/2022	700,000	709,838
TTX Company
4.200%, 07/01/2046 (C)	700,000	717,855
Tutor Perini Corp.
6.875%, 05/01/2025 (C)	115,000	123,625
Tyco Electronics Group SA
2.375%, 12/17/2018	980,000	982,198
4.875%, 01/15/2021	500,000	532,224
Union Pacific Corp.
4.163%, 07/15/2022	1,137,000	1,218,623
United Airlines 2014-2 Class A Pass
Through Trust
3.750%, 03/03/2028	509,046	526,608
United Airlines 2014-2 Class B Pass
Through Trust
4.625%, 03/03/2024	283,903	292,022

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
United Airlines 2016-1 Class A Pass
Through Trust
3.450%, 01/07/2030	$385,000	$390,228
United Airlines 2016-1 Class B Pass
Through Trust
3.650%, 01/07/2026	205,000	204,247
United Rentals North America, Inc.
4.875%, 01/15/2028	440,000	442,200
5.500%, 07/15/2025	390,000	413,400
US Airways 2010-1 Class A Pass
Through Trust
6.250%, 10/22/2024	179,914	198,822
Verisk Analytics, Inc.
4.000%, 06/15/2025	725,000	749,544
XPO Logistics, Inc.
6.500%, 06/15/2022 (C)	375,000	391,406
		29,095,492
Information technology – 2.1%
Activision Blizzard, Inc.
3.400%, 09/15/2026	540,000	546,359
6.125%, 09/15/2023 (C)	430,000	455,847
Autodesk, Inc.
3.500%, 06/15/2027	560,000	549,158
CA, Inc.
3.600%, 08/15/2022	485,000	491,656
4.700%, 03/15/2027	300,000	313,772
CDW LLC
5.000%, 09/01/2025	64,000	66,240
Citrix Systems, Inc.
4.500%, 12/01/2027	580,000	588,473
Dell International LLC
6.020%, 06/15/2026 (C)	985,000	1,085,818
7.125%, 06/15/2024 (C)	120,000	131,384
8.350%, 07/15/2046 (C)	355,000	457,113
eBay, Inc.
2.150%, 06/05/2020	398,000	395,180
3.800%, 03/09/2022	520,000	539,744
Electronic Arts, Inc.
4.800%, 03/01/2026	700,000	767,526
Fiserv, Inc.
3.850%, 06/01/2025	614,000	640,367
Hewlett Packard Enterprise Company
2.100%, 10/04/2019 (C)	628,000	623,633
Ingram Micro, Inc.
5.450%, 12/15/2024	475,000	471,664
j2 Cloud Services LLC
6.000%, 07/15/2025 (C)	160,000	168,400
Jabil, Inc.
4.700%, 09/15/2022	819,000	858,640
Keysight Technologies, Inc.
4.600%, 04/06/2027	345,000	363,013
Match Group, Inc.
5.000%, 12/15/2027 (C)	94,000	95,410
6.375%, 06/01/2024	320,000	346,800
Microsoft Corp.
4.450%, 11/03/2045	665,000	778,720
NetApp, Inc.
2.000%, 09/27/2019	505,000	501,033
Nokia OYJ
4.375%, 06/12/2027	205,000	202,643
NXP BV
4.625%, 06/01/2023 (C)	715,000	747,890
Open Text Corp.
5.875%, 06/01/2026 (C)	160,000	172,400

The accompanying notes are an integral part of the financial statements.	8

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
QUALCOMM, Inc.
3.450%, 05/20/2025	$500,000	$501,020
Tech Data Corp.
4.950%, 02/15/2027	750,000	790,925
Telefonaktiebolaget LM Ericsson
4.125%, 05/15/2022	745,000	750,139
VeriSign, Inc.
4.750%, 07/15/2027	195,000	199,388
5.250%, 04/01/2025	310,000	337,513
VMware, Inc.
2.950%, 08/21/2022	430,000	428,742
		15,366,610
Materials – 1.6%
Anglo American Capital PLC
4.125%, 09/27/2022 (C)	400,000	413,411
4.750%, 04/10/2027 (C)	215,000	224,962
Ardagh Packaging Finance PLC
6.000%, 02/15/2025 (C)	290,000	305,225
Bemis Company, Inc.
3.100%, 09/15/2026	500,000	482,739
Braskem Finance, Ltd.
7.000%, 05/07/2020 (C)	335,000	361,800
Braskem Netherlands Finance BV
4.500%, 01/10/2028 (C)	460,000	452,548
Cemex SAB de CV
6.125%, 05/05/2025 (C)	400,000	426,800
CF Industries, Inc.
4.950%, 06/01/2043	175,000	165,375
Commercial Metals Company
5.375%, 07/15/2027	110,000	112,200
Cydsa SAB de CV
6.250%, 10/04/2027 (C)	360,000	363,150
Eastman Chemical Company
4.500%, 01/15/2021	68,000	71,239
First Quantum Minerals, Ltd.
7.500%, 04/01/2025 (C)	200,000	217,000
Freeport-McMoRan, Inc.
5.450%, 03/15/2043	500,000	499,375
Klabin Finance SA
4.875%, 09/19/2027 (C)	200,000	197,400
Methanex Corp.
5.650%, 12/01/2044	450,000	467,248
Mexichem SAB de CV
4.000%, 10/04/2027 (C)(D)	245,000	242,550
5.500%, 01/15/2048 (C)	245,000	238,569
Norbord, Inc.
6.250%, 04/15/2023 (C)	185,000	201,881
NOVA Chemicals Corp.
5.000%, 05/01/2025 (C)	520,000	518,700
Novelis Corp.
5.875%, 09/30/2026 (C)	100,000	102,000
Platform Specialty Products Corp.
6.500%, 02/01/2022 (C)	571,000	590,271
Rain CII Carbon LLC
8.250%, 01/15/2021 (C)	130,000	132,763
The Chemours Company
6.625%, 05/15/2023	614,000	649,305
The Dow Chemical Company
3.000%, 11/15/2022	270,000	271,396
4.125%, 11/15/2021	1,000,000	1,048,424
The Mosaic Company
4.250%, 11/15/2023	600,000	621,215
The Sherwin-Williams Company
2.250%, 05/15/2020	420,000	418,568
4.200%, 01/15/2022	1,000,000	1,047,288

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
U.S. Concrete, Inc.
6.375%, 06/01/2024	$200,000	$214,500
Vale Overseas, Ltd.
6.250%, 08/10/2026	342,000	396,207
Vedanta Resources PLC
6.125%, 08/09/2024 (C)	270,000	275,497
6.375%, 07/30/2022 (C)	325,000	339,235
		12,068,841
Real estate – 2.4%
American Tower Corp.
3.400%, 02/15/2019	275,000	278,096
3.550%, 07/15/2027	780,000	774,070
4.700%, 03/15/2022	310,000	331,809
5.000%, 02/15/2024	670,000	733,753
5.900%, 11/01/2021	800,000	884,810
Columbia Property Trust Operating
Partnership LP
4.150%, 04/01/2025	600,000	608,450
Crown Castle Towers LLC
4.883%, 08/15/2040 (C)	525,000	549,013
6.113%, 01/15/2040 (C)	420,000	442,665
DDR Corp.
3.500%, 01/15/2021	650,000	659,780
EPR Properties
5.750%, 08/15/2022	500,000	545,175
Equinix, Inc.
5.375%, 05/15/2027	275,000	294,250
Equity Commonwealth
5.875%, 09/15/2020	700,000	739,452
ERP Operating LP
3.375%, 06/01/2025	300,000	305,847
Essex Portfolio LP
3.625%, 05/01/2027	500,000	503,477
HCP, Inc.
3.875%, 08/15/2024	800,000	818,669
Healthcare Trust of America
Holdings LP
3.500%, 08/01/2026	500,000	492,156
Iron Mountain, Inc.
4.875%, 09/15/2027 (C)	225,000	225,000
5.750%, 08/15/2024	485,000	491,063
6.000%, 08/15/2023	525,000	548,625
Kimco Realty Corp.
6.875%, 10/01/2019	755,000	811,351
National Retail Properties, Inc.
3.300%, 04/15/2023 (D)	660,000	663,192
Omega Healthcare Investors, Inc.
4.500%, 01/15/2025	335,000	334,690
4.950%, 04/01/2024	845,000	882,593
5.250%, 01/15/2026	160,000	165,764
Piedmont Operating Partnership LP
4.450%, 03/15/2024	500,000	520,311
SL Green Operating Partnership LP
3.250%, 10/15/2022	500,000	498,017
SL Green Realty Corp.
7.750%, 03/15/2020	775,000	852,681
Ventas Realty LP
3.500%, 02/01/2025	660,000	664,765
VEREIT Operating Partnership LP
4.600%, 02/06/2024	472,000	493,472
Vornado Realty LP
5.000%, 01/15/2022	650,000	697,192
Weingarten Realty Investors
3.375%, 10/15/2022	1,050,000	1,058,375
		17,868,563

The accompanying notes are an integral part of the financial statements.	9

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Telecommunication services – 2.2%
AT&T, Inc.
3.900%, 08/14/2027	$555,000	$558,548
4.350%, 06/15/2045	285,000	262,716
4.750%, 05/15/2046	410,000	400,657
5.450%, 03/01/2047	925,000	987,795
C&W Senior Financing Designated
Activity Company
6.875%, 09/15/2027 (C)	365,000	382,338
CC Holdings GS V LLC
3.849%, 04/15/2023	365,000	376,511
CenturyLink, Inc.
7.600%, 09/15/2039	1,000,000	860,000
Cincinnati Bell, Inc.
7.000%, 07/15/2024 (C)	325,000	322,563
Comunicaciones Celulares SA
6.875%, 02/06/2024 (C)	700,000	724,101
CSC Holdings LLC
5.500%, 04/15/2027 (C)	230,000	234,600
Deutsche Telekom International Finance BV
8.750%, 06/15/2030	758,000	1,121,178
Digicel Group, Ltd.
8.250%, 09/30/2020 (C)	195,000	191,841
Digicel, Ltd.
6.750%, 03/01/2023 (C)	360,000	353,938
GCI, Inc.
6.875%, 04/15/2025	345,000	367,425
Liquid Telecommunications Financing PLC
8.500%, 07/13/2022 (C)	280,000	294,977
MTN Mauritius Investment, Ltd.
4.755%, 11/11/2024 (C)	140,000	139,090
Radiate Holdco LLC
6.625%, 02/15/2025 (C)	340,000	321,300
SBA Tower Trust
3.598%, 04/09/2043 (C)	215,000	214,900
Sprint Capital Corp.
6.875%, 11/15/2028	815,000	820,094
Sprint Spectrum Company LLC
3.360%, 03/20/2023 (C)	342,188	344,326
Telecom Italia Capital SA
7.200%, 07/18/2036	415,000	515,638
T-Mobile USA, Inc.
6.125%, 01/15/2022	350,000	361,025
UPC Holding BV
5.500%, 01/15/2028 (C)	240,000	233,400
Verizon Communications, Inc.
4.272%, 01/15/2036	1,311,000	1,303,280
4.400%, 11/01/2034	400,000	407,352
4.522%, 09/15/2048	978,000	962,107
4.672%, 03/15/2055	715,000	689,631
4.862%, 08/21/2046	980,000	1,019,902
5.012%, 08/21/2054	696,000	709,391
West Corp.
8.500%, 10/15/2025 (C)	170,000	167,875
Windstream Services LLC
7.750%, 10/15/2020 (D)	300,000	253,500
Zayo Group LLC
5.750%, 01/15/2027 (C)	170,000	173,400
		16,075,399
Utilities – 2.1%
Abengoa Transmision Sur SA
6.875%, 04/30/2043 (C)	337,858	373,333
AmeriGas Partners LP
5.500%, 05/20/2025	250,000	252,500

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Arizona Public Service Company
5.500%, 09/01/2035	$1,118,000	$1,349,979
Broadcom Corp.
2.375%, 01/15/2020 (C)	695,000	690,263
3.875%, 01/15/2027 (C)	1,543,000	1,517,962
CenterPoint Energy Houston
Electric LLC
6.950%, 03/15/2033	535,000	743,978
CenterPoint Energy, Inc.
2.500%, 09/01/2022	310,000	305,295
Dominion Energy, Inc.
2.579%, 07/01/2020	383,000	383,135
Electricite de France SA
3.625%, 10/13/2025 (C)	210,000	215,099
Electricite de France SA (5.250% to
1-29-23, then 10 Year U.S. Swap Rate
+ 3.709%) 01/29/2023 (C)(G)	285,000	290,700
Emera US Finance LP
3.550%, 06/15/2026	248,000	248,646
Empresa Electrica Angamos SA
4.875%, 05/25/2029 (C)	280,000	279,461
Greenko Dutch BV
4.875%, 07/24/2022 (C)	425,000	430,287
5.250%, 07/24/2024 (C)	215,000	217,645
IPALCO Enterprises, Inc.
3.700%, 09/01/2024 (C)	81,000	80,908
Israel Electric Corp., Ltd.
5.625%, 06/21/2018 (C)	265,000	268,313
6.875%, 06/21/2023 (C)	170,000	197,602
7.250%, 01/15/2019 (C)	230,000	239,632
NextEra Energy Capital Holdings, Inc.
2.300%, 04/01/2019	225,000	224,860
3.550%, 05/01/2027	675,000	687,389
NextEra Energy Operating Partners LP
4.500%, 09/15/2027 (C)	245,000	243,775
NRG Energy, Inc.
6.250%, 05/01/2024	720,000	754,200
6.625%, 01/15/2027	435,000	460,013
NRG Yield Operating LLC
5.375%, 08/15/2024	970,000	1,003,950
Oncor Electric Delivery Company LLC
4.100%, 06/01/2022	750,000	789,880
PPL Capital Funding, Inc.
3.400%, 06/01/2023	1,160,000	1,183,250
Southern California Edison Company
(6.250% to 2-1-22, then 3 month
LIBOR + 4.199%) 02/01/2022 (G)	180,000	196,668
Southern Power Company
1.950%, 12/15/2019	385,000	381,789
TransAlta Corp.
6.900%, 05/15/2018	1,157,000	1,174,938
		15,185,450
TOTAL CORPORATE BONDS
(Cost $292,452,548)		$306,784,083

CONVERTIBLE BONDS – 0.0%
Utilities – 0.0%
NRG Yield, Inc.
3.250%, 06/01/2020 (C)	285,000	281,972
TOTAL CONVERTIBLE BONDS
(Cost $285,000)		$281,972

The accompanying notes are an integral part of the financial statements.	10

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CAPITAL PREFERRED SECURITIES – 0.3%
Financials – 0.3%
BAC Capital Trust XIV, Series G
(Greater of 3 month LIBOR + 0.400%
or 4.000%) 4.000%, 01/16/2018
(B)(G)	$275,000	$245,748
State Street Corp. (3 month LIBOR +
1.000%) 2.588%, 06/01/2077 (B)	424,000	382,126
SunTrust Preferred Capital I (3 month
LIBOR + 0.645%) 4.000%,
01/29/2018 (B)(G)	425,000	389,895
USB Capital IX (3 month LIBOR +
1.020%) 3.500%, 01/29/2018 (B)(G)	1,045,000	945,725
		1,963,494
TOTAL CAPITAL PREFERRED SECURITIES
(Cost $1,943,446)		$1,963,494

MUNICIPAL BONDS – 0.4%
New Jersey State Turnpike Authority
7.414%, 01/01/2040	1,885,000	2,909,535
The School District of Philadelphia
5.995%, 09/01/2030	95,000	108,479
TOTAL MUNICIPAL BONDS (Cost $2,176,025)		$3,018,014

TERM LOANS (H) – 0.1%
Financials – 0.1%
LSF9 Atlantis Holdings LLC (1 month
LIBOR + 6.000%) 7.361%,
05/01/2023	207,375	207,634
Industrials – 0.0%
Delta Air Lines, Inc. (1 month LIBOR +
2.500%) 3.991%, 10/18/2018	129,827	130,418
WP CPP Holdings LLC (3 month
LIBOR + 3.500%) 4.881%,
12/28/2019	39,583	39,509
		169,927
Information technology – 0.0%
Ancestry.com Operations, Inc. (1 month
LIBOR + 3.250%) 4.660%,
10/19/2023	118,500	118,981
TOTAL TERM LOANS (Cost $493,431)		$496,542

COLLATERALIZED MORTGAGE
OBLIGATIONS – 11.7%
Commercial and residential – 8.8%
American Home Mortgage
Investment Trust
Series 2005-1, Class AHM (6 month
LIBOR + 2.000%),
3.561%, 06/25/2045 (B)	127,685	127,622
Series 2004-4, Class 5A (6 month
LIBOR + 2.000%),
3.661%, 02/25/2045 (B)	211,619	213,728
Americold LLC
Series 2010-ARTA, Class C,
6.811%, 01/14/2029 (C)	1,350,000	1,474,191
Series 2010-ARTA, Class D,
7.443%, 01/14/2029 (C)	1,890,000	2,081,202
AOA Mortgage Trust
Series 2015-1177, Class C
3.010%, 12/13/2029 (C)(I)	300,000	297,702
BAMLL Commercial Mortgage
Securities Trust
Series 2013-DSNY, Class E (1 month
LIBOR + 2.600%),
4.077%, 09/15/2026 (B)(C)	105,000	105,057

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
BAMLL Commercial Mortgage
Securities Trust (continued)
Series 2015-200P, Class F,
3.596%, 04/14/2033 (C)(I)	$240,000	$230,085
Banc of America Commercial Mortgage
Trust
Series 2007-3, Class B
5.697%, 06/10/2049 (I)	62,715	63,300
Banc of America Merrill Lynch
Commercial Mortgage, Inc.
Series 2005-5, Class XC IO
0.072%, 10/10/2045 (C)	12,039,974	60
Bayview Commercial Asset Trust
Series 2005-1A, Class A2 (1 month
LIBOR + 0.350%),
1.679%, 04/25/2035 (B)(C)	444,600	432,044
Series 2005-4A, Class A2 (1 month
LIBOR + 0.390%),
1.719%, 01/25/2036 (B)(C)	225,111	210,896
Series 2006-2A, Class A2 (1 month
LIBOR + 0.280%),
1.609%, 07/25/2036 (B)(C)	331,634	320,884
BBCMS Trust
Series 2015-MSQ, Class D,
3.990%, 09/15/2032 (C)(I)	205,000	203,497
Series 2015-SRCH, Class D,
4.957%, 08/10/2035 (C)(I)	495,000	522,857
Bear Stearns ALT-A Trust
Series 2005-7, Class 11A1 (1 month
LIBOR + 0.540%)
1.869%, 08/25/2035 (B)	144,622	142,042
Bear Stearns Asset Backed
Securities Trust
Series 2004-AC5, Class A1,
5.750%, 10/25/2034	303,625	301,601
Series 2003-AC4, Class A,
5.500%, 09/25/2033	596,853	600,241
Bear Stearns Commercial Mortgage
Securities Trust
Series 2004-PWR5, Class X1 IO,
0.560%, 07/11/2042 (C)	1,708,845	18,882
Series 2004-T16, Class X1 IO,
0.395%, 02/13/2046 (C)	925,199	5,646
BHMS Mortgage Trust
Series 2014-ATLS, Class CFX,
4.691%, 07/05/2033 (C)(I)	500,000	501,971
Series 2014-ATLS, Class DFL (1
month LIBOR + 3.000%),
4.361%, 07/05/2033 (B)(C)	280,000	282,426
BWAY Mortgage Trust
Series 2013-1515, Class F,
3.927%, 03/10/2033 (C)(I)	285,000	279,436
Series 2015-1740, Class D,
3.787%, 01/10/2035 (C)(I)	190,000	186,636
Series 2015-1740, Class XA IO,
0.896%, 01/10/2035 (C)	3,705,000	132,106
BXP Trust
Series 2017-GM, Class D
3.425%, 06/13/2039 (C)(I)	540,000	517,622
CD Mortgage Trust
Series 2017-CD3, Class C
4.563%, 02/10/2050 (I)	435,000	454,175

The accompanying notes are an integral part of the financial statements.	11

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
CGBAM Commercial Mortgage Trust
Series 2015-SMRT, Class F
3.786%, 04/10/2028 (C)(I)	$120,000	$118,535
CGDB Commercial Mortgage Trust
Series 2017-BIO, Class E (1 month
LIBOR + 2.500%)
3.977%, 05/15/2030 (B)(C)	100,000	100,170
CGDBB Commercial Mortgage Trust
Series 2017-BIOC, Class E (1 month
LIBOR + 2.150%)
3.627%, 07/15/2028 (B)(C)	355,000	354,999
CGGS Commercial Mortgage Trust
Series 2016-RNDA, Class DFX
4.387%, 02/10/2033 (C)	433,902	433,708
CHL Mortgage Pass Through Trust
Series 2004-HYB2, Class 4A
3.287%, 07/20/2034 (I)	906,821	909,972
Citigroup Commercial Mortgage Trust
Series 2017-1500, Class E (1 month
LIBOR + 2.500%)
3.977%, 07/15/2032 (B)(C)	170,000	169,648
CLNS Trust
Series 2017-IKPR, Class C (1 month
LIBOR + 1.100%)
2.532%, 06/11/2032 (B)(C)	220,000	220,000
Cold Storage Trust
Series 2017-ICE3, Class D (1 month
LIBOR + 2.100%)
3.577%, 04/15/2036 (B)(C)	495,000	496,551
Commercial Mortgage Trust (Bank of
America Merrill Lynch/Deutsche Bank AG)
Series 2013-WWP, Class A2
3.424%, 03/10/2031 (C)	1,400,000	1,451,845
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank AG)
Series 2012-CR2, Class XA IO,
1.662%, 08/15/2045	10,000,256	623,968
Series 2012-CR3, Class XA IO,
1.883%, 10/15/2045	7,725,002	571,525
Series 2012-CR3, Class XA IO,
1.885%, 10/15/2045	3,744,308	277,019
Series 2013-CR6, Class XA IO,
1.098%, 03/10/2046	1,174,124	42,645
Series 2013-CR8 Class AM,
3.823%, 06/10/2046 (C)(I)	1,000,000	1,033,278
Series 2014-CR15, Class C,
4.769%, 02/10/2047 (I)	800,000	834,098
Series 2014-CR15, Class XA IO,
1.212%, 02/10/2047	13,011,527	493,126
Series 2014-CR16, Class C,
4.901%, 04/10/2047 (I)	805,000	848,279
Series 2015-CR27, Class B,
4.361%, 10/10/2048 (I)	225,000	235,655
Commercial Mortgage Trust
(Citigroup/Deutsche Bank AG)
Series 2007-CD5, Class C,
6.396%, 11/15/2044 (I)	243,502	243,942
Series 2017-CD3, Class A4,
3.631%, 02/10/2050	1,800,000	1,877,939

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
Commercial Mortgage Trust (Deutsche
Bank AG)
Series 2012-LC4, Class B,
4.934%, 12/10/2044 (I)	$175,000	$182,792
Series 2012-LC4, Class XA IO,
2.214%, 12/10/2044 (C)	4,740,035	314,544
Series 2013-300P, Class D,
4.394%, 08/10/2030 (C)(I)	610,000	635,393
Series 2013-300P, Class E,
4.394%, 08/10/2030 (C)(I)	700,000	657,696
Series 2013-CR11, Class B,
5.159%, 08/10/2050 (I)	490,000	529,441
Series 2013-CR13, Class C,
4.745%, 11/12/2046 (I)	200,000	208,007
Series 2013-LC13, Class B,
5.009%, 08/10/2046 (C)(I)	215,000	231,706
Series 2014-FL4, Class D (1 month
LIBOR + 2.450%),
3.910%, 07/13/2031 (B)(C)	395,000	393,347
Series 2014-LC15, Class C,
4.944%, 04/10/2047 (I)	400,000	413,193
Series 2014-TWC, Class D (1 month
LIBOR + 2.250%),
3.682%, 02/13/2032 (B)(C)	295,000	296,145
Commercial Mortgage Trust (Deutsche
Bank AG/Morgan Stanley)
Series 2014-PAT, Class D (1 month
LIBOR + 2.150%)
3.582%, 08/13/2027 (B)(C)	345,000	345,054
Commercial Mortgage Trust (Deutsche
Bank AG/UBS AG)
Series 2014-UBS2, Class XA IO
1.360%, 03/10/2047	5,064,994	270,232
Core Industrial Trust
Series 2015-CALW, Class F
3.850%, 02/10/2034 (C)(I)	385,000	382,056
Cosmopolitan Hotel Trust
Series 2017-CSMO, Class D (1 month
LIBOR + 2.250%)
3.630%, 11/15/2036 (B)(C)	495,000	495,925
Credit Suisse First Boston Mortgage
Securities Corp.
Series 2005-C1, Class AX IO
0.724%, 02/15/2038 (C)	299,362	12
DBJPM Mortgage Trust
Series 2016-C3, Class C,
3.494%, 09/10/2049 (I)	180,000	172,914
Series 2017-C6, Class C,
4.174%, 06/10/2050 (I)	325,000	328,449
Deutsche Mortgage Securities, Inc.
Mortgage Loan Trust
Series 2004-4, Class 2AR1 (1 month
LIBOR + 0.540%)
1.869%, 06/25/2034 (B)	59,157	58,469
DSLA Mortgage Loan Trust
Series 2004-AR3, Class 2A2B (1
month LIBOR + 0.450%)
1.945%, 07/19/2044 (B)	803,549	792,834
FREMF Mortgage Trust
Series 2011-K10, Class B,
4.781%, 11/25/2049 (C)(I)	1,000,000	1,040,051
Series 2011-K11, Class B,
4.424%, 12/25/2048 (C)(I)	875,000	910,330

The accompanying notes are an integral part of the financial statements.	12

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
FREMF Mortgage Trust (continued)
Series 2017-K67, Class B,
3.944%, 09/25/2049 (C)(I)	$445,000	$446,938
GAHR Commercial Mortgage Trust
Series 2015-NRF, Class BFX,
3.382%, 12/15/2034 (C)(I)	750,000	758,561
Series 2015-NRF, Class DFX,
3.382%, 12/15/2034 (C)(I)	195,000	195,679
Series 2015-NRF, Class EFX,
3.382%, 12/15/2034 (C)(I)	250,000	248,397
GE Capital Commercial Mortgage Corp.
Series 2005-C1, Class XC IO
0.010%, 06/10/2048 (C)	4,135,348	2
GE Commercial Mortgage Corp. Trust
Series 2007-C1, Class AM
5.606%, 12/10/2049 (I)	400,000	404,869
Greenwich Capital Commercial Funding
Corp.
Series 2006-GG7, Class AM
5.767%, 07/10/2038 (I)	309,843	311,700
GS Mortgage Securities Trust
Series 2012-GC17, Class XA IO,
2.228%, 05/10/2045	3,203,156	197,155
Series 2013-GC10, Class C,
4.285%, 02/10/2046 (C)(I)	859,800	869,681
Series 2014-NEW, Class C,
3.790%, 01/10/2031 (C)	125,000	127,311
Series 2014-NEW, Class D,
3.790%, 01/10/2031 (C)	1,000,000	1,012,750
Series 2015-590M, Class C,
3.805%, 10/10/2035 (C)(I)	215,000	214,694
Series 2016-RENT, Class D,
4.067%, 02/10/2029 (C)(I)	420,000	424,336
Series 2017-485L, Class C,
3.982%, 02/10/2037 (C)(I)	220,000	226,064
Series 2017-500K, Class F (1 month
LIBOR + 1.800%),
3.277%, 07/15/2032 (B)(C)	125,000	125,181
Series 2017-GS5, Class C,
4.299%, 03/10/2050 (I)	260,000	263,948
Series 2017-GS6, Class C,
4.322%, 05/10/2050 (I)	250,000	256,719
Series 2005-GG4, Class XC IO,
1.372%, 07/10/2039 (C)	527,952	46
HarborView Mortgage Loan Trust
Series 2005-9, Class 2A1C (1 month
LIBOR + 0.450%),
1.951%, 06/20/2035 (B)	181,398	180,335
Series 2007-3, Class ES IO,
0.350%, 05/19/2047 (C)	16,992,539	258,983
Series 2007-4, Class ES IO,
0.350%, 07/19/2047	18,727,275	266,676
Series 2007-6, Class ES IO,
0.353%, 08/19/2037 (C)	15,278,763	192,039
Hilton USA Trust
Series 2016-HHV, Class D
4.194%, 11/05/2038 (C)(I)	210,000	207,952
Hudsons Bay Simon JV Trust
Series 2015-HBFL, Class DFL (1
month LIBOR + 3.650%)
5.029%, 08/05/2034 (B)(C)	165,000	164,901

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
Impac Secured Assets Corp.
Series 2004-4, Class M2 (1 month
LIBOR + 0.810%)
2.139%, 02/25/2035 (B)	$270,000	$269,763
IMT Trust
Series 2017-APTS, Class CFX
3.497%, 06/15/2034 (C)(I)	255,000	253,571
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO,
1.854%, 07/25/2035	2,689,476	100,656
Series 2005-AR8, Class AX2 IO,
1.588%, 05/25/2035	1,707,289	68,851
Series 2005-AR18, Class 1X IO,
1.728%, 10/25/2036	2,601,793	165,546
Series 2005-AR18, Class 2X IO,
1.453%, 10/25/2036	3,109,808	76,618
Irvine Core Office Trust
Series 2013-IRV, Class XA IO
1.105%, 05/15/2048 (C)	13,218,401	389,845
JPMBB Commercial Mortgage
Securities Trust
Series 2013-C14, Class XA IO,
0.762%, 08/15/2046	9,883,082	220,729
Series 2014-C19, Class C,
4.661%, 04/15/2047 (I)	410,000	417,301
JPMorgan Chase Commercial Mortgage
Securities Trust
Series 2006-LDP8, Class X IO,
0.308%, 05/15/2045	1,680,612	28
Series 2007-CB20, Class C,
6.277%, 02/12/2051 (C)(I)	700,000	715,727
Series 2011-C3A, Class XA IO,
0.995%, 02/15/2046 (C)	13,847,073	299,473
Series 2011-C4, Class XA IO,
1.354%, 07/15/2046 (C)	21,683,143	292,523
Series 2012-C14, Class XA IO,
1.431%, 07/05/2032 (C)	12,388,934	699,795
Series 2014-FL5, Class C (1 month
LIBOR + 2.100%),
3.577%, 07/15/2031 (B)(C)	420,000	417,147
Series 2014-PHH, Class C (1 month
LIBOR + 2.350%),
3.827%, 08/15/2027 (B)(C)	415,000	415,000
Series 2015-MAR7, Class C,
4.490%, 06/05/2032 (C)	320,000	324,933
Series 2015-SGP, Class B (1 month
LIBOR + 2.750%),
4.227%, 07/15/2036 (B)(C)	240,000	241,946
Series 2016-JP3, Class C,
3.480%, 08/15/2049 (I)	244,000	231,440
LB-UBS Commercial Mortgage Trust
Series 2005-C1, Class XCL IO,
0.160%, 02/15/2040 (C)	1,089,087	1,316
Series 2005-C7, Class E,
5.350%, 11/15/2040 (I)	964,222	981,849
MAD Mortgage Trust
Series 2017-330M, Class D
3.976%, 08/15/2034 (C)(I)	330,000	331,041
MASTR Adjustable Rate
Mortgages Trust
Series 2004-11, Class M2 (1 month
LIBOR + 1.100%),
2.429%, 11/25/2034 (B)	309,050	313,787

The accompanying notes are an integral part of the financial statements.	13

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
MASTR Adjustable Rate
Mortgages Trust (continued)
Series 2004-13, Class 2A1,
3.595%, 04/21/2034 (I)	$247,086	$252,790
Series 2004-8, Class 5A1,
3.554%, 08/25/2034 (I)	535,221	540,972
MASTR Alternative Loan Trust
Series 2004-4, Class 8A1,
6.500%, 05/25/2034	374,145	391,390
Series 2005-2, Class 4A3 (1 month
LIBOR + 0.400%),
1.952%, 03/25/2035 (B)	92,747	90,949
Merrill Lynch Mortgage Investors Trust
Series 2005-2, Class 1A (6 month
LIBOR + 1.250%),
2.911%, 10/25/2035 (B)	195,809	198,252
Series 2005-A, Class A1 (1 month
LIBOR + 0.460%),
1.789%, 03/25/2030 (B)	37,164	35,966
Merrill Lynch Mortgage Trust
Series 2008-C1, Class X IO,
0.060%, 02/12/2051 (C)	20,975,759	6,576
Series 2005-CIP1, Class XC IO,
0.010%, 07/12/2038 (C)	3,973,930	606
Series 2006-C2, Class X IO,
0.122%, 08/12/2043 (C)	2,086,350	207
Merrill Lynch/Countrywide Commercial
Mortgage Trust
Series 2007-6, Class AM
5.526%, 03/12/2051 (I)	228,800	231,375
Morgan Stanley Bank of America Merrill
Lynch Trust
Series 2012-C5, Class XA IO,
1.480%, 08/15/2045 (C)	10,853,280	578,793
Series 2012-C6, Class XA IO,
1.635%, 11/15/2045 (C)	7,493,661	462,464
Series 2013-C7, Class AS,
3.214%, 02/15/2046	1,000,000	1,005,324
Series 2013-C7, Class C,
4.134%, 02/15/2046 (I)	140,000	137,802
Series 2013-C7, Class XA IO,
1.390%, 02/15/2046	12,015,107	689,728
Series 2014-C18, Class 300D,
5.279%, 08/15/2031	135,000	140,410
Morgan Stanley Capital I Trust
Series 2011-C3, Class XA IO,
0.791%, 07/15/2049 (C)	11,719,342	245,240
Series 2012-C4, Class AS,
3.773%, 03/15/2045	2,371,500	2,432,852
Series 2014-150E, Class D,
4.295%, 09/09/2032 (C)(I)	690,000	706,994
Series 2015, Class XLF1 C (1 month
LIBOR + 2.200%),
3.677%, 08/14/2031 (B)(C)	295,000	296,224
Series 2017-CLS, Class D (1 month
LIBOR + 1.400%),
2.650%, 11/15/2034 (B)(C)	365,000	365,344
Series 2005-IQ9, Class X1 IO,
0.913%, 07/15/2056 (C)	4,124,382	17,159
Series 2005-T17, Class X1 IO,
0.863%, 12/13/2041 (C)	1,100,354	21,886

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
MortgageIT Trust
Series 2005-2, Class 1A2 (1 month
LIBOR + 0.660%)
1.989%, 05/25/2035 (B)	$69,356	$68,774
MSCG Trust
Series 2016-SNR, Class D
6.550%, 11/15/2034 (C)	400,000	404,721
MSDB Trust
Series 2017-712F, Class C
3.628%, 07/11/2039 (C)(I)	85,000	85,633
MSSG Trust
Series 2017-237P, Class D,
3.864%, 09/13/2039 (C)	185,000	179,436
Series 2017-237P, Class E,
3.864%, 09/13/2039 (C)	270,000	244,226
Olympic Tower Mortgage Trust
Series 2017-OT, Class D
3.945%, 05/10/2039 (C)(I)	445,000	441,097
One Market Plaza Trust
Series 2017-1MKT, Class D
4.146%, 02/10/2032 (C)	155,000	156,854
Opteum Mortgage Acceptance Corp.
Asset Backed Pass Through
Certificates
Series 2005-2, Class M2 (1 month
LIBOR + 0.675%)
2.004%, 04/25/2035 (B)	225,000	224,860
Residential Accredit Loans, Inc.
Series 2005-QO4, Class XIO IO
1.970%, 12/25/2045	3,401,383	349,380
Sequoia Mortgage Trust
Series 2005-3, Class A1 (1 month
LIBOR + 0.200%)
1.701%, 05/20/2035 (B)	105,134	102,785
Structured Asset Securities Corp.
Series 1998-RF2, Class A
5.429%, 07/15/2027 (C)(I)	77,472	75,729
TMSQ Mortgage Trust
Series 2011-1500, Class D
3.835%, 10/10/2036 (C)(I)	285,000	275,788
UBS Commercial Mortgage Trust
Series 2012-C1, Class B
4.822%, 05/10/2045	120,000	128,735
UBS-Barclays Commercial Mortgage
Trust
Series 2012-C2, Class XA IO
1.343%, 05/10/2063 (C)	7,696,461	375,196
VNDO Mortgage Trust
Series 2013-PENN, Class D
3.947%, 12/13/2029 (C)(I)	484,000	491,048
VNDO Trust
Series 2016-350P, Class D
3.903%, 01/10/2035 (C)(I)	425,000	415,362
Wachovia Bank Commercial
Mortgage Trust
Series 2007-C30, Class AJ,
5.413%, 12/15/2043 (I)	271,202	276,637
Series 2005-C17, Class XC IO,
0.393%, 03/15/2042 (C)	647,545	3,055

The accompanying notes are an integral part of the financial statements.	14

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
WaMu Mortgage Pass
Through Certificates
Series 2004-AR8, Class A2 (1 month
LIBOR + 0.400%),
1.728%, 06/25/2044 (B)	$606,094	$595,198
Series 2005-AR19, Class A1A2 (1
month LIBOR + 0.290%),
1.842%, 12/25/2045 (B)	235,056	230,734
Series 2005-AR2, Class 2A1B (1
month LIBOR + 0.370%),
1.922%, 01/25/2045 (B)	956,042	937,884
Series 2005-AR2, Class 2A3 (1 month
LIBOR + 0.350%),
1.679%, 01/25/2045 (B)	139,790	136,838
Series 2005-AR8, Class 2AB2 (1
month LIBOR + 0.420%),
1.749%, 07/25/2045 (B)	839,833	833,117
Series 2005-AR8, Class 2AB3 (1
month LIBOR + 0.360%),
1.689%, 07/25/2045 (B)	535,928	528,343
Washington Mutual Mortgage Pass
Through Certificates
Series 2005-1, Class 6A1
6.500%, 03/25/2035	295,899	277,900
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C,
2.710%, 03/18/2028 (C)(I)	550,000	545,420
Series 2013-BTC, Class E,
3.550%, 04/16/2035 (C)(I)	245,000	234,493
Series 2015-LC22, Class B,
4.541%, 09/15/2058 (I)	310,000	329,254
Series 2017-RB1, Class C,
4.311%, 03/15/2050 (I)	215,000	218,155
Series 2017-SMP, Class D (1 month
LIBOR + 1.650%),
3.127%, 12/15/2022 (B)(C)	160,000	159,999
Wells Fargo Mortgage Backed Securities
Trust
Series 2005-AR3, Class 1A2
3.462%, 03/25/2035 (I)	272,131	272,941
WFCG Commercial Mortgage Trust
Series 2015-BXRP, Class D (1 month
LIBOR + 2.571%)
4.048%, 11/15/2029 (B)(C)	84,360	84,360
WF-RBS Commercial Mortgage Trust
Series 2011-C3, Class XA IO,
1.360%, 03/15/2044 (C)	16,306,524	503,836
Series 2012-C10, Class XA IO,
1.581%, 12/15/2045 (C)	6,640,184	407,746
Series 2012-C9, Class B XA IO,
1.962%, 11/15/2045 (C)	10,129,278	715,864
Series 2013-C15, Class B,
4.481%, 08/15/2046 (I)	125,000	131,240
Series 2013-C16, Class B,
5.029%, 09/15/2046 (I)	175,000	188,187
Worldwide Plaza Trust
Series 2017-WWP, Class D
3.596%, 11/10/2036 (C)(I)	260,000	253,598
		65,018,929

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency – 2.9%
Federal Home Loan Mortgage Corp.
Series 2013-DN2, Class M1 (1 month
LIBOR + 1.450%),
3.002%, 11/25/2023 (B)	$34,714	$34,750
Series 2015-DNA1, Class M2 (1
month LIBOR + 1.850%),
3.178%, 10/25/2027 (B)	210,000	215,151
Series 290, Class IO,
3.500%, 11/15/2032	2,424,792	396,459
Series 3387, Class SB IO (1 month
LIBOR + 6.420%),
4.943%, 11/15/2037 (B)	1,797,856	282,601
Series 3632, Class AP,
3.000%, 02/15/2040	1,649,211	1,668,636
Series 3830, Class NI IO,
4.500%, 01/15/2036	1,241,673	45,684
Series K005, Class AX IO,
1.352%, 11/25/2019	12,947,604	291,734
Series K011, Class X1 IO,
0.245%, 11/25/2020	50,585,249	328,880
Series K014, Class X1 IO,
1.359%, 04/25/2021	9,577,361	316,939
Series K015, Class X1 IO,
1.595%, 07/25/2021	9,354,946	443,240
Series K018, Class X1 IO,
1.519%, 01/25/2022	3,557,171	157,836
Series K021, Class A2,
2.396%, 06/25/2022	1,000,000	999,149
Series K021, Class X1 IO,
1.465%, 06/25/2022	12,365,954	666,203
Series K022, Class X1 IO,
1.252%, 07/25/2022	5,202,087	244,160
Series K026, Class X1 IO,
1.016%, 11/25/2022	10,694,002	429,842
Series K705, Class X1 IO,
1.706%, 09/25/2018	14,717,935	156,503
Series K707, Class X1 IO,
1.515%, 12/25/2018	10,795,116	108,736
Series K710, Class X1 IO,
1.864%, 05/25/2019	4,901,994	86,729
Series KAIV, Class X1 IO,
1.297%, 06/25/2021	30,714,527	1,041,533
Series KS01, Class X1 IO,
1.328%, 01/25/2023	6,875,451	318,167
Series T-41, Class 3A,
5.662%, 07/25/2032 (I)	65,959	70,329
Federal National Mortgage Association
Series 2001-50, Class BA,
7.000%, 10/25/2041	12,449	14,067
Series 2010-15, Class KA,
4.000%, 03/25/2039	375,750	382,701
Series 2011-41, Class KA,
4.000%, 01/25/2041	499,402	515,102
Series 2011-86, Class NA,
4.000%, 01/25/2041	889,094	909,424
Series 2012-137, Class WI IO,
3.500%, 12/25/2032	2,578,051	421,884
Series 2012-21, Class PA,
2.000%, 03/25/2041	3,794,013	3,714,616
Series 2012-38, Class PA,
2.000%, 09/25/2041	1,223,098	1,185,660
Series 2012-M5, Class X IO,
0.553%, 02/25/2022	16,561,792	308,874

The accompanying notes are an integral part of the financial statements.	15

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National
Mortgage Association (continued)
Series 2002-W3, Class A5,
7.500%, 11/25/2041	$88,635	$103,183
Government National
Mortgage Association
Series 2008-90, Class IO,
1.847%, 12/16/2050	2,692,792	524,704
Series 2010-147, Class SA IO,
4.669%, 05/20/2040	2,305,700	224,812
Series 2010-85, Class SB IO (1 month
LIBOR + 6.600%),
5.109%, 03/16/2040 (B)	2,371,896	326,346
Series 2012-114, Class IO,
0.809%, 01/16/2053	883,411	44,305
Series 2012-120, Class IO,
0.791%, 02/16/2053	10,511,533	467,718
Series 2012-70, Class IO,
0.459%, 08/16/2052	6,129,822	131,431
Series 2016-142, Class IO,
0.993%, 09/16/2058	2,069,215	164,960
Series 2016-162, Class IO,
0.996%, 09/16/2058	4,587,344	361,469
Series 2016-174, Class IO,
0.899%, 11/16/2056	2,930,624	229,513
Series 2016-87, Class IO,
1.007%, 08/16/2058	2,893,740	220,863
Series 2016-94, Class IO,
1.170%, 12/16/2057	4,730,990	402,554
Series 2017-109, Class IO,
0.612%, 04/16/2057	3,567,939	219,081
Series 2017-124, Class IO,
0.705%, 01/16/2059	4,436,525	311,376
Series 2017-135, Class IO,
0.840%, 10/16/2058	2,875,327	215,442
Series 2017-140, Class IO,
0.609%, 02/16/2059	2,585,468	178,914
Series 2017-159, Class IO,
0.545%, 06/16/2059	3,307,725	202,046
Series 2017-169, Class IO,
0.744%, 01/16/2060	5,278,806	354,985
Series 2017-20, Class IO,
0.749%, 12/16/2058	5,616,179	372,053
Series 2017-22, Class IO,
1.047%, 12/16/2057	1,974,039	183,199
Series 2017-3, Class IO,
0.907%, 09/16/2058	5,211,369	385,859
Series 2017-46, Class IO,
0.619%, 11/16/2057	4,198,784	268,485
Series 2017-61, Class IO,
0.766%, 05/16/2059	2,537,745	206,876
		21,855,763
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $86,773,850)		$86,874,692

ASSET BACKED SECURITIES –
11.3%
AccessLex Institute
Series 2005-1, Class A4 (3 month
LIBOR + 0.210%)
1.868%, 06/22/2037 (B)	250,000	240,047

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
Aegis Asset Backed Securities Trust
Mortgage Pass-Through Certificates
Series 2005-4, Class M1 (1 month
LIBOR + 0.450%)
1.779%, 10/25/2035 (B)	$480,000	$479,393
Ally Auto Receivables Trust
Series 2017-4, Class A4
1.960%, 07/15/2022	435,000	430,505
American Express Credit Account Master
Trust
Series 2017-1, Class A
1.930%, 09/15/2022	1,340,000	1,333,599
Ameriquest Mortgage Securities, Inc.
Series 2005-R10, Class M1 (1 month
LIBOR + 0.410%)
1.739%, 01/25/2036 (B)	900,000	898,142
Amresco Residential Securities Corp.
Mortgage Loan Trust
Series 1998-1, Class A6
6.510%, 08/25/2027	830	867
Applebee’s Funding LLC
Series 2014-1, Class A2
4.277%, 09/05/2044 (C)	763,088	742,388
Arby’s Funding LLC
Series 2015-1A, Class A2
4.969%, 10/30/2045 (C)	641,900	652,517
ARL First LLC
Series 2012-1A, Class A2
3.810%, 12/15/2042 (C)	900,000	891,263
BA Credit Card Trust
Series 2016-A1, Class A (1 month
LIBOR + 0.390%)
1.867%, 10/15/2021 (B)	2,175,000	2,182,754
Series 2017-A1, Class A1
1.950%, 08/15/2022	5,465,000	5,439,650
BMW Vehicle Owner Trust
Series 2016-A, Class A4
1.370%, 12/27/2022	235,000	231,228
Business Loan Express SBA Loan Trust
Series 2005-1A, Class A (1 month
LIBOR + 0.300%)
1.538%, 06/27/2033 (B)(C)	468,719	438,353
Cabela’s Credit Card Master Note Trust
Series 2016-1, Class A1
1.780%, 06/15/2022	1,325,000	1,317,268
California Republic Auto
Receivables Trust
Series 2015-2, Class A4
1.750%, 01/15/2021	577,142	575,876
Series 2016-2, Class A4
1.830%, 12/15/2021	640,000	635,347
Capital One Multi-Asset Execution Trust
Series 2015-A8, Class A8
2.050%, 08/15/2023	3,500,000	3,483,712
Series 2016-A3, Class A3
1.340%, 04/15/2022	775,000	767,115
Series 2016-A7, Class A7 (1 month
LIBOR + 5.100%)
1.987%, 09/16/2024 (B)	3,123,000	3,153,155
Series 2017-A1, Class A1
2.000%, 01/17/2023	1,490,000	1,480,570
CarMax Auto Owner Trust
Series 2015-2, Class A4
1.800%, 03/15/2021	145,000	144,444

The accompanying notes are an integral part of the financial statements.	16

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
CarMax Auto Owner Trust (continued)
Series 2016-1, Class A4
1.880%, 06/15/2021	$205,000	$203,542
Series 2016-2, Class A4
1.680%, 09/15/2021	235,000	232,211
Centex Home Equity
Series 2005-A, Class M4 (1 month
LIBOR + 1.200%)
2.752%, 01/25/2035 (B)	156,736	141,149
Chase Issuance Trust
Series 2016-A3, Class A3 (1 month
LIBOR + 5.500%)
1.800%, 06/15/2023 (B)	4,500,000	4,550,980
Series 2016-A5, Class A5
1.270%, 07/15/2021	1,680,000	1,660,233
Chrysler Capital Auto Receivables Trust
Series 2016-BA, Class A4
1.870%, 02/15/2022 (C)	345,000	341,705
Citibank Credit Card Issuance Trust
Series 2016-A1, Class A1
1.750%, 11/19/2021	1,430,000	1,420,220
Series 2017-A3, Class A3
1.920%, 04/07/2022	3,000,000	2,980,799
Series 2017-A7, Class A7 (1 month
LIBOR + 3.700%)
1.777%, 08/08/2024 (B)	3,000,000	3,012,151
CKE Restaurant Holdings, Inc.
Series 2013-1A, Class A2
4.474%, 03/20/2043 (C)	992,590	994,531
CNH Equipment Trust
Series 2016-B, Class A3
1.630%, 08/15/2021	200,000	198,973
Series 2017-C, Class A3
2.080%, 02/15/2023	390,000	389,991
Coinstar Funding LLC
Series 2017-1A, Class A2
5.216%, 04/25/2047 (C)	522,375	542,378
Conseco Financial Corp.
Series 1996-10, Class M1
7.240%, 11/15/2028 (I)	370,264	389,899
ContiMortgage Home Equity Loan Trust
Series 1995-2, Class A5
8.100%, 08/15/2025	7,510	5,060
Countrywide Asset-Backed Certificates
Trust
Series 2004-10, Class AF5B
4.811%, 02/25/2035	105,073	104,818
Credit-Based Asset Servicing and
Securitization LLC
Series 2006-MH1, Class B1
6.250%, 10/25/2036 (C)	2,560,000	2,633,128
Cronos Containers Program I, Ltd.
Series 2013-1A, Class A
3.080%, 04/18/2028 (C)	960,000	956,578
DB Master Finance LLC
Series 2015-1A, Class A2II
3.980%, 02/20/2045 (C)	656,438	670,032
Series 2017-1A, Class A2I
3.629%, 11/20/2047 (C)	165,000	166,076
Series 2017-1A, Class A2II
4.030%, 11/20/2047 (C)	190,000	194,104
Discover Card Execution Note Trust
Series 2017-A6, Class A6
1.880%, 02/15/2023	1,600,000	1,585,789

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
Domino’s Pizza Master Issuer LLC
Series 2017-1A, Class A23
4.118%, 07/25/2047 (C)	$793,013	$810,205
Series 2017-1A, Class A2II
3.082%, 07/25/2047 (C)	997,500	986,547
Driven Brands Funding LLC
Series 2015-1A, Class A2
5.216%, 07/20/2045 (C)	681,100	703,787
EquiFirst Mortgage Loan Trust
Series 2004-3, Class M3 (1 month
LIBOR + 0.975%)
2.304%, 12/25/2034 (B)	243,648	243,327
Equity One ABS, Inc.
Series 2004-1, Class M2
5.615%, 04/25/2034	107,473	104,957
Series 2004-1, Class M3
5.760%, 04/25/2034	281,525	251,562
FOCUS Brands Funding LLC
Series 2017-1A, Class A2I
3.857%, 04/30/2047 (C)	199,000	201,290
Ford Credit Auto Owner Trust
Series 2014-1, Class B
2.410%, 11/15/2025 (C)	305,000	305,705
Series 2016-B, Class A4
1.520%, 08/15/2021	270,000	267,000
Series 2016-C, Class A4
1.400%, 02/15/2022	563,000	552,748
Series 2017-B, Class A4
1.870%, 09/15/2022	172,000	170,035
Series 2017-C, Class A4
2.160%, 03/15/2023	410,000	408,712
Ford Credit Floorplan Master Owner
Trust
Series 2017-2, Class A1
2.160%, 09/15/2022	685,000	682,283
FRS I LLC
Series 2013-1A, Class B
3.960%, 04/15/2043 (C)	897,117	894,444
GM Financial Consumer Automobile
Receivables Trust
Series 2017-2A, Class A3
1.860%, 12/16/2021 (C)	605,000	600,800
Goal Capital Funding Trust
Series 2005-2, Class A4 (3 month
LIBOR + 0.200%)
1.662%, 08/25/2044 (B)	665,000	647,242
GSAA Trust
Series 2005-10, Class M3 (1 month
LIBOR + 0.550%)
1.879%, 06/25/2035 (B)	118,876	118,380
GSRPM Mortgage Loan Trust
Series 2006-1, Class A1 (1 month
LIBOR + 0.300%)
1.629%, 03/25/2035 (B)(C)	566,369	561,754
Hertz Vehicle Financing II LP
Series 2016-3A, Class A
2.270%, 07/25/2020 (C)	430,000	427,932
Hilton Grand Vacations Trust
Series 2017-AA, Class A
2.660%, 12/26/2028 (C)	309,035	306,821
Honda Auto Receivables Owner Trust
Series 2016-2, Class A4
1.620%, 08/15/2022	800,000	794,108
Series 2016-4, Class A4
1.360%, 01/18/2023	405,000	398,163

The accompanying notes are an integral part of the financial statements.	17

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
Honda Auto Receivables
Owner Trust (continued)
Series 2017-1, Class A3
1.720%, 07/21/2021	$895,000	$889,191
Series 2017-2, Class A4
1.870%, 09/15/2023	185,000	183,034
Series 2017-3, Class A4
1.980%, 11/20/2023	225,000	223,449
Huntington Auto Trust
Series 2016-1, Class A4
1.930%, 04/15/2022	830,000	824,584
Hyundai Auto Receivables Trust
Series 2017-A, Class A3
1.760%, 08/16/2021	715,000	711,236
InSite Issuer LLC
Series 2016-1A, Class A
2.883%, 11/15/2046 (C)	750,000	734,959
Series 2016-1A, Class B
4.557%, 11/15/2046 (C)	500,000	503,039
Long Beach Mortgage Loan Trust
Series 2004-1, Class M3 (1 month
LIBOR + 1.050%)
2.379%, 02/25/2034 (B)	81,588	80,828
Merrill Lynch Mortgage Investors Trust
Series 2004-OPT1, Class A1A (1
month LIBOR + 0.520%)
1.849%, 06/25/2035 (B)	182,346	176,928
Series 2005-WMC1, Class M1 (1
month LIBOR + 0.750%)
2.078%, 09/25/2035 (B)	86,816	84,347
Miramax LLC
Series 2014-1A, Class A2
3.340%, 07/20/2026 (C)	273,680	273,862
MMAF Equipment Finance LLC
Series 2017-B, Class A3
2.210%, 10/17/2022 (C)	522,000	519,643
MVW Owner Trust
Series 2014-1A, Class A
2.250%, 09/22/2031 (C)	118,807	117,128
Series 2015-1A, Class A
2.520%, 12/20/2032 (C)	79,328	78,923
Nissan Auto Receivables Owner Trust
Series 2016-B, Class A4
1.540%, 10/17/2022	150,000	147,881
Series 2017-A, Class A3
1.740%, 08/16/2021	450,000	447,243
Series 2017-B, Class A4
1.950%, 10/16/2023	500,000	495,713
Option One Mortgage Loan Trust
Series 2004-1, Class M1 (1 month
LIBOR + 0.900%)
2.229%, 01/25/2034 (B)	372,186	369,337
RAAC Series Trust
Series 2006-SP4, Class M1 (1 month
LIBOR + 0.340%)
1.669%, 11/25/2036 (B)	130,000	128,953
Renaissance Home Equity Loan Trust
Series 2005-2, Class AF4
4.934%, 08/25/2035	327,200	333,243
Sierra Timeshare Receivables
Funding LLC
Series 2014-2A, Class A
2.050%, 06/20/2031 (C)(I)	43,280	43,192

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
SoFi Professional Loan Program LLC
Series 2017-E, Class A2A
1.860%, 11/26/2040 (C)	$371,575	$369,859
Sonic Capital LLC
Series 2016-1A, Class A2
4.472%, 05/20/2046 (C)	213,746	216,779
SunTrust Auto Receivables Trust
Series 2015-1A, Class A4
1.780%, 01/15/2021 (C)	350,000	349,108
Symphony CLO II, Ltd.
Series 2006-2A, Class B (3 month
LIBOR + 0.750%)
2.067%, 10/25/2020 (B)(C)	500,000	498,053
Synchrony Credit Card Master
Note Trust
Series 2016-1, Class A
2.040%, 03/15/2022	570,000	569,806
Taco Bell Funding LLC
Series 2016-1A, Class A2I
3.832%, 05/25/2046 (C)	380,188	385,347
Series 2016-1A, Class A2II
4.377%, 05/25/2046 (C)	691,250	713,107
TAL Advantage V LLC
Series 2014-1A, Class A
3.510%, 02/22/2039 (C)	551,917	551,319
Towd Point Mortgage Trust
Series 2015-1, Class A5
3.531%, 10/25/2053 (C)(I)	170,000	175,010
Series 2015-2, Class 1M2
3.514%, 11/25/2060 (C)(I)	410,000	425,480
Series 2015-6, Class M2
3.750%, 04/25/2055 (C)(I)	1,000,000	1,027,480
Series 2016-5, Class A1
2.500%, 10/25/2056 (C)(I)	432,826	429,657
Series 2017-1, Class A1
2.750%, 10/25/2056 (C)(I)	237,699	237,368
Series 2017-2, Class A1
2.750%, 04/25/2057 (C)(I)	187,704	187,536
Toyota Auto Receivables Owner Trust
Series 2016-B, Class A4
1.520%, 08/16/2021	215,000	212,885
Series 2016-C, Class A4
1.320%, 11/15/2021	390,000	383,937
Series 2017-A, Class A3
1.730%, 02/16/2021	680,000	676,630
Series 2017-B, Class A3
1.760%, 07/15/2021	845,000	839,428
Series 2017-C, Class A4
1.980%, 12/15/2022	455,000	450,754
VB-S1 Issuer LLC
Series 2016-1A, Class D
4.459%, 06/15/2046 (C)	500,000	495,610
Series 2016-1A, Class F
6.901%, 06/15/2046 (C)	250,000	256,470
Verizon Owner Trust
Series 2016-1A, Class A
1.420%, 01/20/2021 (C)	1,500,000	1,490,138
VSE VOI Mortgage LLC
Series 2017-A, Class A
2.330%, 03/20/2035 (C)	393,596	388,030
Wendys Funding LLC
Series 2015-1A, Class A2I
3.371%, 06/15/2045 (C)	2,179,825	2,185,667
Series 2015-1A, Class A2II
4.080%, 06/15/2045 (C)	586,500	600,359

The accompanying notes are an integral part of the financial statements.	18

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
Westgate Resorts LLC
Series 2014-1A, Class A
2.150%, 12/20/2026 (C)	$381,365	$379,664
Series 2014-1A, Class B
3.250%, 12/20/2026 (C)	246,180	246,113
Series 2015-1A, Class A
2.750%, 05/20/2027 (C)	183,487	183,400
Series 2015-2A, Class B
4.000%, 07/20/2028 (C)	461,618	463,080
Series 2016-1A, Class A
3.500%, 12/20/2028 (C)	235,951	237,255
Series 2017-1A, Class A
3.050%, 12/20/2030 (C)	357,618	357,158
World Omni Auto Receivables Trust
Series 2016-A, Class A3
1.770%, 09/15/2021	885,000	882,218
Series 2017-B, Class A3
1.950%, 02/15/2023	215,000	213,105
TOTAL ASSET BACKED SECURITIES
(Cost $83,580,458)		$83,774,865

PREFERRED SECURITIES – 0.2%
Consumer staples – 0.0%
Ocean Spray Cranberries, Inc.,
6.250% (C)	2,216	206,088
Financials – 0.1%
GMAC Capital Trust I (3 month LIBOR
+ 5.785%), 7.201% (B)	12,857	333,639
Regions Financial Corp., 6.375%	4,358	110,432
Wells Fargo & Company, Series L,
7.500%	55	72,049
		516,120
Utilities – 0.1%
Dominion Energy, Inc., 6.750%	14,045	725,565
DTE Energy Company, 6.500%	3,610	194,796
		920,361
TOTAL PREFERRED SECURITIES (Cost $1,615,710)		$1,642,569

SECURITIES LENDING COLLATERAL – 0.9%
John Hancock Collateral Trust,
1.3985% (J)(K)	672,603	6,728,521
TOTAL SECURITIES LENDING COLLATERAL
(Cost $6,729,003)		$6,728,521

SHORT-TERM INVESTMENTS – 9.4%
U.S. Government Agency – 0.4%
Federal Agricultural Mortgage Corp.
Discount Note
1.050%, 01/02/2018 *	$316,000	315,991
Federal Home Loan Bank Discount Note
0.800%, 01/02/2018 *	632,000	631,986
1.000%, 01/02/2018 *	211,000	210,994
1.050%, 01/02/2018 *	1,240,000	1,239,964
		2,398,935
Money market funds – 8.8%
State Street Institutional
U.S. Government Money Market
Fund, Premier Class, 1.2075% (J)	65,216,647	65,216,647

Active Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement – 0.2%
Barclays Tri-Party Repurchase
Agreement dated 12-29-17 at 1.350%
to be repurchased at $130,020 on
1-2-18, collateralized by $139,400
U.S. Treasury Bonds, 2.500% due
5-15-46 (valued at $132,636,
including interest)	$130,000	$130,000
Repurchase Agreement with State Street
Corp. dated 12-29-17 at 0.540% to be
repurchased at $1,280,077 on 1-2-18,
collateralized by $1,315,000 Federal
Home Loan Bank, 0.875% due
10-1-18 (valued at $1,308,888,
including interest)	1,280,000	1,280,000
		1,410,000
TOTAL SHORT-TERM INVESTMENTS (Cost $69,025,582)		$69,025,582
Total Investments (Active Bond Trust)
(Cost $785,321,249) – 108.4%		$802,211,192
Other assets and liabilities, net – (8.4%)		(61,945,139)
TOTAL NET ASSETS – 100.0%		$740,266,053

SALE COMMITMENTS
OUTSTANDING - (0.0)%
U.S. Government Agency - (0.0)%
Federal National Mortgage Association
3.000%, TBA (A)	$(250,000)	$(250,186)
TOTAL SALE COMMITMENTS OUTSTANDING
(Cost $(278,795))		$(250,186)

Currency Abbreviations

ARS	Argentine Peso
BRL	Brazilian Real
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso

Security Abbreviations and Legend

CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)

These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $134,461,861 or 18.2% of the fund’s net assets as of 12-31-17.

(D)	A portion of this security is on loan as of 12-31-17.
(E)	Non-income producing - Issuer is in default.
(F)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(G)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

The accompanying notes are an integral part of the financial statements.	19

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Active Bond Trust (continued)

(H)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(I)

Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.

(J)	The rate shown is the annualized seven-day yield as of 12-31-17.
(K)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

Bond Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS – 42.5%
U.S. Government – 20.4%
U.S. Treasury Bonds
2.750%, 11/15/2042 to 08/15/2047	$479,063,000	$480,377,409
3.000%, 02/15/2047	257,195,000	270,189,032
3.125%, 11/15/2041	42,755,000	45,916,787
U.S. Treasury Inflation Protected
Securities
0.375%, 07/15/2025	32,614,217	32,683,581
U.S. Treasury Notes
1.500%, 05/15/2020 to 08/15/2020	221,775,000	219,328,143
1.625%, 10/15/2020	23,180,000	22,972,346
1.750%, 01/31/2023	64,090,000	62,638,470
2.000%, 11/30/2020	226,620,000	226,814,066
2.250%, 11/15/2027	548,169,000	540,264,304
		1,901,184,138
U.S. Government Agency – 22.1%
Federal Home Loan Bank
1.125%, 04/25/2018	16,000,000	15,982,928
Federal Home Loan Mortgage Corp.
2.375%, 01/13/2022	12,500,000	12,610,750
3.000%, 02/01/2043 to 12/01/2046	185,694,543	186,498,656
3.500%, 01/01/2029 to 11/01/2047	235,481,688	243,613,254
4.000%, 09/01/2041 to 11/01/2043	43,605,153	46,240,465
4.500%, 08/01/2040 to 10/01/2041	56,175,364	60,214,392
5.000%, 09/01/2040 to 03/01/2041	12,531,718	13,592,141
5.500%, 05/01/2039	3,565,710	3,955,453
Federal National Mortgage Association
2.625%, 09/06/2024	8,300,000	8,408,556
3.000%, 09/01/2027 to 10/01/2047	154,166,389	154,925,212
3.500%, 02/01/2026 to 11/01/2047	452,048,591	467,661,156
3.500%, 11/01/2045 (A)	21,879,370	22,599,252
4.000%, 05/01/2025 to 06/01/2044	416,458,695	440,290,403
4.500%, 01/01/2027 to 05/01/2042	221,447,558	237,440,927
5.000%, 02/01/2033 to 12/01/2041	87,901,778	95,147,064
5.500%, 10/01/2035 to 03/01/2041	20,958,954	23,250,007
6.500%, 01/01/2039	7,957,257	9,084,337
Government National
Mortgage Association
3.500%, 04/20/2046	11,344,216	11,743,772
4.000%, 10/15/2039 to 11/15/2041	9,627,883	10,166,117
		2,063,424,842
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $3,961,639,867)		$3,964,608,980

CORPORATE BONDS – 38.8%
Consumer discretionary – 4.4%
Amazon.com, Inc.
3.150%, 08/22/2027 (B)	22,400,000	22,427,098
4.050%, 08/22/2047 (B)	22,065,000	23,756,666

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
American Honda Finance Corp.
2.000%, 02/14/2020	$18,795,000	$18,697,670
BMW US Capital LLC
2.150%, 04/06/2020 (B)	13,545,000	13,497,738
Charter Communications Operating LLC
4.200%, 03/15/2028	19,442,000	19,244,488
6.484%, 10/23/2045	20,563,000	23,956,656
Daimler Finance North America LLC
2.200%, 05/05/2020 (B)	8,350,000	8,302,078
Expedia, Inc.
3.800%, 02/15/2028	19,390,000	18,730,973
5.000%, 02/15/2026	23,905,000	25,548,871
Ford Motor Company
4.750%, 01/15/2043	7,336,000	7,433,609
Ford Motor Credit Company LLC
2.375%, 03/12/2019	8,945,000	8,947,535
5.875%, 08/02/2021	32,919,000	36,144,952
General Motors Company
4.875%, 10/02/2023	17,272,000	18,688,419
General Motors Financial Company, Inc.
4.000%, 01/15/2025	18,400,000	18,901,334
4.300%, 07/13/2025	15,119,000	15,751,757
Lear Corp.
5.250%, 01/15/2025	10,975,000	11,716,592
Macy’s Retail Holdings, Inc.
3.625%, 06/01/2024 (C)	4,515,000	4,350,716
Myriad International Holdings BV
4.850%, 07/06/2027 (B)	3,610,000	3,743,267
5.500%, 07/21/2025 (B)	8,425,000	9,174,555
QVC, Inc.
4.375%, 03/15/2023	12,280,000	12,590,628
5.125%, 07/02/2022	9,060,000	9,580,874
5.450%, 08/15/2034	11,775,000	11,822,131
The Priceline Group, Inc.
2.750%, 03/15/2023	9,495,000	9,459,286
Time Warner Cable LLC
8.250%, 04/01/2019	15,105,000	16,142,788
Time Warner, Inc.
3.800%, 02/15/2027	12,790,000	12,774,318
Viacom, Inc.
4.375%, 03/15/2043	7,524,000	6,508,217
5.850%, 09/01/2043	17,267,000	17,853,230
		405,746,446
Consumer staples – 1.1%
Alimentation Couche-Tard, Inc.
2.700%, 07/26/2022 (B)	7,920,000	7,846,173
Anheuser-Busch InBev Finance, Inc.
4.900%, 02/01/2046	30,160,000	34,924,029
Bunge, Ltd. Finance Corp.
8.500%, 06/15/2019	9,463,000	10,250,130
Kraft Heinz Foods Company
4.875%, 02/15/2025 (B)	8,105,000	8,591,989
5.200%, 07/15/2045	5,509,000	6,054,930
Molson Coors Brewing Company
1.450%, 07/15/2019	12,018,000	11,866,707
3.000%, 07/15/2026	8,243,000	8,065,871
Mondelez International Holdings
Netherlands BV
1.625%, 10/28/2019 (B)	13,955,000	13,752,040
		101,351,869
Energy – 3.8%
Anadarko Petroleum Corp.
8.700%, 03/15/2019	14,675,000	15,733,082

The accompanying notes are an integral part of the financial statements.	20

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Andeavor Logistics LP
4.250%, 12/01/2027	$5,555,000	$5,601,056
Boardwalk Pipelines LP
4.450%, 07/15/2027	6,678,000	6,791,862
Colorado Interstate Gas Company LLC
4.150%, 08/15/2026 (B)	7,627,000	7,613,043
Columbia Pipeline Group, Inc.
4.500%, 06/01/2025	17,965,000	19,123,756
Enbridge Energy Partners LP
4.375%, 10/15/2020	13,552,000	14,122,203
Energy Transfer LP
2.500%, 06/15/2018	7,425,000	7,436,047
4.200%, 04/15/2027	4,472,000	4,447,509
5.150%, 03/15/2045	12,840,000	12,523,198
9.700%, 03/15/2019	10,360,000	11,211,696
EnLink Midstream Partners LP
4.850%, 07/15/2026	10,798,000	11,312,044
Enterprise Products Operating LLC
6.500%, 01/31/2019	16,515,000	17,256,537
6.650%, 04/15/2018	6,845,000	6,933,881
Enterprise Products Operating LLC (3
month LIBOR + 3.708%) 5.084%,
08/01/2066 (D)	10,930,000	10,930,000
Enterprise Products Operating LLC
(5.250% to 8-16-27, then 3 month
LIBOR + 3.033%) 08/16/2077	16,560,000	16,394,400
Kinder Morgan Energy Partners LP
7.750%, 03/15/2032	7,325,000	9,395,042
Lukoil International Finance BV
3.416%, 04/24/2018 (B)	18,780,000	18,824,922
Northwest Pipeline LLC
6.050%, 06/15/2018	23,354,000	23,765,668
ONEOK Partners LP
3.200%, 09/15/2018	10,580,000	10,641,604
5.000%, 09/15/2023	5,575,000	5,972,489
Petroleos Mexicanos
4.875%, 01/24/2022	11,060,000	11,527,285
5.375%, 03/13/2022 (B)	2,835,000	3,005,100
Sabine Pass Liquefaction LLC
4.200%, 03/15/2028	8,848,000	8,949,622
5.000%, 03/15/2027	8,336,000	8,942,833
5.750%, 05/15/2024	14,563,000	16,183,402
Sunoco Logistics Partners Operations LP
3.900%, 07/15/2026	15,801,000	15,458,267
4.400%, 04/01/2021	13,841,000	14,392,321
Williams Partners LP
3.750%, 06/15/2027	11,955,000	11,976,446
4.875%, 03/15/2024	24,905,000	26,025,725
		352,491,040
Financials – 15.1%
ABN AMRO Bank NV
2.100%, 01/18/2019 (B)	7,030,000	7,020,805
American Express Company
2.500%, 08/01/2022	17,155,000	16,945,704
Aquarius & Investments PLC (6.375% to
9-1-19, then 5 Year U.S. Swap Rate +
5.210%) 09/01/2024	13,270,000	13,933,500
Ares Capital Corp.
3.875%, 01/15/2020	15,750,000	16,027,448
Australia & New Zealand Banking
Group, Ltd.
2.125%, 08/19/2020	16,410,000	16,279,841

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Australia & New Zealand Banking
Group, Ltd. (6.750% to 6-15-26, then
5 Year U.S. ISDAFIX + 5.168%)
06/15/2026 (B)(E)	$5,540,000	$6,301,750
AXA SA
8.600%, 12/15/2030	2,020,000	2,906,275
AXA SA (6.379% to 12-14-36, then 3
month LIBOR + 2.256%) 12/14/2036
(B)(E)	7,350,000	8,567,307
Bank of America Corp.
3.950%, 04/21/2025	14,380,000	14,867,165
4.200%, 08/26/2024	6,250,000	6,580,289
4.250%, 10/22/2026	6,343,000	6,682,665
4.450%, 03/03/2026	19,315,000	20,611,705
Bank of Montreal
2.100%, 12/12/2019	28,170,000	28,088,517
Banque Federative du Credit Mutuel SA
2.200%, 07/20/2020 (B)	15,555,000	15,454,158
Barclays Bank PLC
10.179%, 06/12/2021 (B)	17,215,000	20,978,568
Barclays PLC
4.375%, 01/12/2026	11,935,000	12,415,026
BPCE SA
4.500%, 03/15/2025 (B)	17,505,000	18,292,101
5.700%, 10/22/2023 (B)	15,445,000	17,112,844
Branch Banking & Trust Company
2.100%, 01/15/2020	23,890,000	23,834,932
Brighthouse Financial, Inc.
3.700%, 06/22/2027 (B)	20,125,000	19,786,554
Capital One Bank USA NA
2.300%, 06/05/2019	24,797,000	24,765,539
Capital One Financial Corp.
2.400%, 10/30/2020	7,490,000	7,443,480
2.450%, 04/24/2019	9,940,000	9,962,433
3.750%, 07/28/2026	18,020,000	17,939,478
4.200%, 10/29/2025	16,300,000	16,765,753
Capital One NA
2.350%, 08/17/2018	12,840,000	12,859,999
Citigroup, Inc.
2.350%, 08/02/2021	15,485,000	15,314,598
4.600%, 03/09/2026	20,499,000	21,809,998
Citizens Bank NA
2.200%, 05/26/2020	14,580,000	14,477,362
Cooperatieve Rabobank UA (11.000% to
6-30-19, then 3 month LIBOR +
10.868%) 06/30/2019 (B)(E)	11,814,000	13,202,145
Credit Agricole SA (8.125% to 9-19-18,
then 5 Year U.S. Swap Rate +
6.283%) 09/19/2033 (B)	13,025,000	13,517,996
Credit Suisse AG
2.300%, 05/28/2019	26,720,000	26,743,493
Discover Bank
2.600%, 11/13/2018	18,510,000	18,572,715
8.700%, 11/18/2019	16,975,000	18,663,172
Discover Financial Services
3.950%, 11/06/2024	15,399,000	15,726,522
4.100%, 02/09/2027	5,625,000	5,760,298
5.200%, 04/27/2022	2,565,000	2,760,542
Doric Nimrod Air Alpha 2013-1 Class B
Pass Through Trust
6.125%, 11/30/2021 (B)	3,834,670	3,959,297
FS Investment Corp.
4.000%, 07/15/2019	11,730,000	11,867,925
4.250%, 01/15/2020	9,740,000	9,906,084

The accompanying notes are an integral part of the financial statements.	21

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
HBOS PLC
6.750%, 05/21/2018 (B)	$31,463,000	$31,996,345
HSBC Holdings PLC (6.375% to
9-17-24, then 5 Year U.S. ISDAFIX +
3.705%) 09/17/2024 (E)	7,190,000	7,657,350
HSBC Holdings PLC (6.875% to 6-1-21,
then 5 Year U.S. ISDAFIX + 5.514%)
06/01/2021 (E)	11,750,000	12,660,625
ING Bank NV
5.800%, 09/25/2023 (B)	18,415,000	20,662,853
Jefferies Group LLC
4.850%, 01/15/2027	14,403,000	15,308,239
8.500%, 07/15/2019	8,390,000	9,112,144
JPMorgan Chase & Co.
2.400%, 06/07/2021	20,130,000	20,019,928
3.200%, 06/15/2026	13,615,000	13,604,022
JPMorgan Chase & Co. (6.750% to
2-1-24, then 3 month LIBOR +
3.780%) 02/01/2024 (E)	18,980,000	21,494,850
Leucadia National Corp.
5.500%, 10/18/2023	19,450,000	20,932,321
Lloyds Banking Group PLC
4.650%, 03/24/2026	31,040,000	32,767,044
M&T Bank Corp. (5.125% to 11-1-26,
then 3 month LIBOR + 3.520%)
11/01/2026 (E)	11,685,000	12,459,716
Macquarie Bank, Ltd.
4.875%, 06/10/2025 (B)	14,730,000	15,508,045
Manufacturers & Traders Trust Company
(3 month LIBOR + 0.640%) 2.121%,
12/01/2021 (D)	23,610,000	23,433,933
MetLife, Inc.
6.400%, 12/15/2066	9,595,000	11,037,224
9.250%, 04/08/2068 (B)	7,610,000	11,224,750
Morgan Stanley
3.875%, 01/27/2026	12,575,000	13,104,424
5.500%, 01/26/2020	15,440,000	16,361,028
7.300%, 05/13/2019	27,030,000	28,814,539
Nippon Life Insurance Company
(5.100% to 10-16-24, then 5 Year U.S.
ISDAFIX + 3.650%) 10/16/2044 (B)	13,980,000	14,748,900
PNC Bank NA
2.450%, 07/28/2022	19,035,000	18,872,420
Prudential Financial, Inc. (5.875% to
9-15-22, then 3 month LIBOR +
4.175%) 09/15/2042	22,563,000	24,650,078
Regions Financial Corp.
2.750%, 08/14/2022	18,625,000	18,563,965
Santander Holdings USA, Inc.
2.700%, 05/24/2019	3,092,000	3,098,487
3.400%, 01/18/2023 (B)	9,125,000	9,088,166
3.700%, 03/28/2022 (B)	15,941,000	16,130,943
Santander UK Group Holdings PLC
4.750%, 09/15/2025 (B)	11,030,000	11,563,720
Standard Chartered PLC
2.100%, 08/19/2019 (B)	23,915,000	23,760,999
Stifel Financial Corp.
4.250%, 07/18/2024	11,940,000	12,227,818
Sumitomo Mitsui Trust Bank, Ltd.
2.050%, 03/06/2019 (B)	18,935,000	18,884,538
SunTrust Bank
2.450%, 08/01/2022	15,285,000	15,069,758
7.250%, 03/15/2018	10,935,000	11,046,785

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Teachers Insurance & Annuity
Association of America
4.270%, 05/15/2047 (B)	$14,660,000	$15,488,997
The Goldman Sachs Group, Inc.
2.000%, 04/25/2019	8,990,000	8,962,155
2.300%, 12/13/2019	30,020,000	29,997,092
3.850%, 01/26/2027	23,410,000	24,027,940
The Hartford Financial Services
Group, Inc. (8.125% to 6-15-18, then
3 month LIBOR + 4.603%)
06/15/2068	18,610,000	19,075,250
The PNC Financial Services Group, Inc.
(4.850% to 6-1-23, then 3 month
LIBOR + 3.040%) 06/01/2023 (E)	12,182,000	12,425,640
The PNC Financial Services Group, Inc.
(6.750% to 8-1-21, then 3 month
LIBOR + 3.678%) 08/01/2021 (E)	7,640,000	8,480,782
The Royal Bank of Scotland Group PLC
3.875%, 09/12/2023	16,270,000	16,543,088
UBS AG
2.375%, 08/14/2019	24,940,000	24,957,998
2.450%, 12/01/2020 (B)	18,375,000	18,319,618
UBS Group Funding Switzerland AG
(2.859% to 8-15-22, then 3 month
LIBOR + 0.954%) 08/15/2023 (B)	18,475,000	18,261,379
US Bank NA
2.000%, 01/24/2020	14,210,000	14,149,249
Wells Fargo & Company, Series K
(7.980% to 3-15-18, then 3 month
LIBOR + 3.770%) 03/15/2018 (E)	12,598,000	12,802,088
Wells Fargo & Company, Series MTN
4.650%, 11/04/2044	9,180,000	10,001,946
Wells Fargo & Company, Series U
(5.875% to 6-15-25, then 3 month
LIBOR + 3.990%) 06/15/2025 (E)	32,785,000	36,311,027
Westpac Banking Corp.
2.150%, 03/06/2020	23,573,000	23,466,667
		1,403,842,856
Health care – 2.0%
AbbVie, Inc.
3.600%, 05/14/2025	15,127,000	15,548,125
Allergan Funding SCS
3.800%, 03/15/2025	13,147,000	13,381,271
AmerisourceBergen Corp.
3.450%, 12/15/2027	17,400,000	17,249,910
Becton, Dickinson and Company
2.133%, 06/06/2019	14,385,000	14,352,065
Cardinal Health, Inc.
1.948%, 06/14/2019	12,180,000	12,104,003
Express Scripts Holding Company
2.600%, 11/30/2020	17,655,000	17,637,356
Mylan NV
2.500%, 06/07/2019	11,034,000	11,021,607
3.950%, 06/15/2026	13,695,000	13,806,052
Shire Acquisitions Investments
Ireland DAC
1.900%, 09/23/2019	25,205,000	24,974,105
3.200%, 09/23/2026	20,890,000	20,419,596
Universal Health Services, Inc.
4.750%, 08/01/2022 (B)	8,705,000	8,868,219
5.000%, 06/01/2026 (B)	10,538,000	10,867,313
Zimmer Biomet Holdings, Inc.
3.550%, 04/01/2025	7,478,000	7,471,291
		187,700,913

The accompanying notes are an integral part of the financial statements.	22

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials – 3.6%
AerCap Ireland Capital DAC
4.625%, 10/30/2020	$14,145,000	$14,826,879
5.000%, 10/01/2021	12,640,000	13,472,652
Air Canada 2013-1 Class A Pass
Through Trust
4.125%, 11/15/2026 (B)	6,166,277	6,490,561
Air Canada 2017-1 Class B Pass
Through Trust
3.700%, 07/15/2027 (B)	6,495,000	6,555,813
Air Lease Corp.
3.375%, 01/15/2019	5,570,000	5,623,617
America West Airlines 2000-1 Pass
Through Trust
8.057%, 01/02/2022	1,112,463	1,248,851
American Airlines 2013-1 Class A Pass
Through Trust
4.000%, 01/15/2027	5,991,792	6,148,777
American Airlines 2013-2 Class A Pass
Through Trust
4.950%, 07/15/2024	11,438,244	12,172,876
American Airlines 2015-1 Class A Pass
Through Trust
3.375%, 11/01/2028	16,618,883	16,601,267
American Airlines 2016-1 Class AA Pass
Through Trust
3.575%, 07/15/2029	13,441,254	13,684,541
American Airlines 2017-1 Class A Pass
Through Trust
4.000%, 08/15/2030	6,755,000	6,997,505
American Airlines 2017-1 Class AA Pass
Through Trust
3.650%, 08/15/2030	10,465,000	10,693,137
American Airlines 2017-2 Class A Pass
Through Trust
3.600%, 04/15/2031	5,715,000	5,772,150
British Airways 2013-1 Class A Pass
Through Trust
4.625%, 06/20/2024 (B)	22,316,096	23,632,746
British Airways 2013-1 Class B Pass
Through Trust
5.625%, 12/20/2021 (B)	4,086,910	4,230,769
Continental Airlines 1997-4 Class A Pass
Through Trust
6.900%, 07/02/2019	308,733	308,733
Continental Airlines 1999-1 Class A Pass
Through Trust
6.545%, 08/02/2020	2,334,111	2,392,464
Continental Airlines 2007-1 Class A Pass
Through Trust
5.983%, 10/19/2023	11,589,398	12,635,921
Delta Air Lines 2002-1 Class G-1 Pass
Through Trust
6.718%, 07/02/2024	1,778,316	1,962,229
Delta Air Lines 2010-1 Class A Pass
Through Trust
6.200%, 01/02/2020	1,409,105	1,433,764
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 10/15/2020	4,373,006	4,520,377
Delta Air Lines, Inc.
3.625%, 03/15/2022	16,125,000	16,361,277
Equifax, Inc.
3.250%, 06/01/2026	3,220,000	3,078,757
7.000%, 07/01/2037	2,625,000	3,331,720

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
General Electric Company (3 month
LIBOR + 0.480%) 1.896%,
08/15/2036 (D)	$9,945,000	$8,762,560
International Lease Finance Corp.
5.875%, 04/01/2019	7,724,000	8,038,509
7.125%, 09/01/2018 (B)	9,685,000	9,993,600
Lockheed Martin Corp.
4.700%, 05/15/2046	12,770,000	14,885,295
Northwest Airlines 2007-1 Class A Pass
Through Trust
7.027%, 05/01/2021	838,159	901,943
Penske Truck Leasing Company LP
2.875%, 07/17/2018 (B)	12,205,000	12,257,640
Rockwell Collins, Inc.
1.950%, 07/15/2019	9,290,000	9,241,502
Textron, Inc.
7.250%, 10/01/2019	7,700,000	8,314,591
United Airlines 2014-2 Class A Pass
Through Trust
3.750%, 03/03/2028	15,160,722	15,683,767
United Airlines 2014-2 Class B Pass
Through Trust
4.625%, 03/03/2024	5,678,056	5,840,449
United Airlines 2016-1 Class A Pass
Through Trust
3.450%, 01/07/2030	9,750,000	9,882,405
United Airlines 2016-1 Class B Pass
Through Trust
3.650%, 01/07/2026	5,150,000	5,131,084
US Airways 2010-1 Class A Pass
Through Trust
6.250%, 10/22/2024	2,788,659	3,081,747
US Airways 2012-1 Class A Pass
Through Trust
5.900%, 04/01/2026	8,914,907	9,894,656
Verisk Analytics, Inc.
4.000%, 06/15/2025	18,370,000	18,991,892
		335,079,023
Information technology – 3.1%
Activision Blizzard, Inc.
3.400%, 09/15/2026	12,700,000	12,849,545
6.125%, 09/15/2023 (B)	12,235,000	12,970,423
Autodesk, Inc.
3.500%, 06/15/2027	13,855,000	13,586,748
CA, Inc.
3.600%, 08/15/2022	12,085,000	12,250,851
4.700%, 03/15/2027	7,429,000	7,770,047
Citrix Systems, Inc.
4.500%, 12/01/2027	14,544,000	14,756,457
Dell International LLC
3.480%, 06/01/2019 (B)	23,135,000	23,422,755
6.020%, 06/15/2026 (B)	27,890,000	30,744,643
8.350%, 07/15/2046 (B)	8,680,000	11,176,741
DXC Technology Company
2.875%, 03/27/2020	13,955,000	14,022,066
eBay, Inc.
2.150%, 06/05/2020	10,020,000	9,948,994
Electronic Arts, Inc.
4.800%, 03/01/2026	18,900,000	20,723,212
Hewlett Packard Enterprise Company
2.100%, 10/04/2019 (B)	15,609,000	15,500,457
Keysight Technologies, Inc.
4.600%, 04/06/2027	8,680,000	9,133,184
Microsoft Corp.
4.450%, 11/03/2045	18,355,000	21,493,854

The accompanying notes are an integral part of the financial statements.	23

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
NetApp, Inc.
2.000%, 09/27/2019	$12,645,000	$12,545,668
Tech Data Corp.
4.950%, 02/15/2027	20,359,000	21,469,927
Telefonaktiebolaget LM Ericsson
4.125%, 05/15/2022	18,570,000	18,698,103
VMware, Inc.
2.950%, 08/21/2022	10,850,000	10,818,255
		293,881,930
Materials – 0.6%
Anglo American Capital PLC
4.750%, 04/10/2027 (B)	9,195,000	9,621,033
Braskem Finance, Ltd.
7.000%, 05/07/2020 (B)	17,090,000	18,457,200
Braskem Netherlands Finance BV
4.500%, 01/10/2028 (B)	11,360,000	11,175,968
Mexichem SAB de CV
4.000%, 10/04/2027 (B)	6,135,000	6,073,650
The Sherwin-Williams Company
2.250%, 05/15/2020	10,470,000	10,434,299
		55,762,150
Real estate – 1.6%
American Tower Corp.
3.400%, 02/15/2019	12,115,000	12,251,406
3.550%, 07/15/2027	19,510,000	19,361,682
4.700%, 03/15/2022	11,995,000	12,838,854
Crown Castle Towers LLC
4.883%, 08/15/2040 (B)	25,984,000	27,172,500
6.113%, 01/15/2040 (B)	19,877,000	20,949,668
Omega Healthcare Investors, Inc.
4.500%, 01/15/2025	10,710,000	10,700,083
4.950%, 04/01/2024	10,275,000	10,732,123
5.250%, 01/15/2026	6,280,000	6,506,236
Ventas Realty LP
3.500%, 02/01/2025	20,000,000	20,144,384
Welltower, Inc.
4.125%, 04/01/2019	11,080,000	11,276,669
		151,933,605
Telecommunication services – 1.6%
AT&T, Inc.
3.900%, 08/14/2027	13,894,000	13,982,830
4.750%, 05/15/2046	14,595,000	14,262,405
5.450%, 03/01/2047	26,080,000	27,850,492
CC Holdings GS V LLC
3.849%, 04/15/2023	13,135,000	13,549,240
SBA Tower Trust
3.598%, 04/09/2043 (B)	10,620,000	10,615,053
Sprint Spectrum Company LLC
3.360%, 03/20/2023 (B)	9,098,438	9,155,303
Verizon Communications, Inc.
4.400%, 11/01/2034	12,105,000	12,327,494
4.672%, 03/15/2055	9,855,000	9,505,328
4.862%, 08/21/2046	29,860,000	31,075,784
5.012%, 08/21/2054	10,386,000	10,585,827
		152,909,756
Utilities – 1.9%
Abengoa Transmision Sur SA
6.875%, 04/30/2043 (B)	8,585,568	9,487,053
Broadcom Corp.
2.375%, 01/15/2020 (B)	17,225,000	17,107,595
3.875%, 01/15/2027 (B)	20,189,000	19,861,394
CenterPoint Energy, Inc.
2.500%, 09/01/2022	7,760,000	7,642,211

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Dominion Energy, Inc.
2.579%, 07/01/2020	$9,642,000	$9,645,404
Electricite de France SA
3.625%, 10/13/2025 (B)	9,375,000	9,602,612
Electricite de France SA (5.250% to
1-29-23, then 10 Year U.S. Swap Rate
+ 3.709%) 01/29/2023 (B)(E)	19,320,000	19,706,400
Emera US Finance LP
3.550%, 06/15/2026	6,192,000	6,208,127
Exelon Corp.
5.150%, 12/01/2020	11,220,000	11,946,599
NextEra Energy Capital Holdings, Inc.
2.300%, 04/01/2019	7,740,000	7,735,192
2.400%, 09/15/2019	13,602,000	13,635,570
3.550%, 05/01/2027	16,740,000	17,047,255
Southern California Edison Company
(6.250% to 2-1-22, then 3 month
LIBOR + 4.199%) 02/01/2022 (E)	8,285,000	9,052,191
Southern Power Company
1.950%, 12/15/2019	15,825,000	15,693,016
		174,370,619
TOTAL CORPORATE BONDS
(Cost $3,534,228,900)		$3,615,070,207

CAPITAL PREFERRED SECURITIES – 0.1%
Financials – 0.1%
State Street Corp. (3 month LIBOR +
1.000%) 2.588%, 06/01/2077 (D)	10,606,000	9,558,551
TOTAL CAPITAL PREFERRED SECURITIES
(Cost $8,430,784)		$9,558,551

COLLATERALIZED MORTGAGE
OBLIGATIONS – 2.0%
Commercial and residential – 0.3%
CLNS Trust
Series 2017-IKPR, Class C (1 month
LIBOR + 1.100%)
2.532%, 06/11/2032 (B)(D)	5,505,000	5,505,006
DBJPM Mortgage Trust
Series 2016-C3, Class C
3.494%, 09/10/2049 (F)	4,140,000	3,977,029
GS Mortgage Securities Trust
Series 2014-NEW, Class C
3.790%, 01/10/2031 (B)	5,175,000	5,270,657
MSDB Trust
Series 2017-712F, Class C
3.628%, 07/11/2039 (B)(F)	2,045,000	2,060,233
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18, Class A2
2.954%, 12/15/2047	4,810,000	4,859,161
WFCG Commercial Mortgage Trust
Series 2015-BXRP, Class D (1 month
LIBOR + 2.571%)
4.048%, 11/15/2029 (B)(D)	2,149,168	2,149,165
		23,821,251
U.S. Government Agency – 1.7%
Federal Home Loan Mortgage Corp.
Series 2016-DNA3, Class M2 (1
month LIBOR + 2.000%),
3.328%, 12/25/2028 (D)	5,210,000	5,301,015
Series K017, Class X1 IO,
1.350%, 12/25/2021	141,687,089	6,220,035
Series K018, Class X1 IO,
1.519%, 01/25/2022	109,777,430	4,870,945

The accompanying notes are an integral part of the financial statements.	24

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan
Mortgage Corp. (continued)
Series K021, Class X1 IO,
1.465%, 06/25/2022	$32,207,981	$1,735,173
Series K022, Class X1 IO,
1.252%, 07/25/2022	330,739,960	15,523,280
Series K026, Class X1 IO,
1.016%, 11/25/2022	165,456,822	6,650,487
Series K038, Class X1 IO,
1.176%, 03/25/2024	243,970,603	14,584,075
Series K048, Class X1 IO,
0.253%, 06/25/2025	165,659,190	2,779,215
Series K707, Class X1 IO,
1.515%, 12/25/2018	115,553,316	1,163,934
Series K709, Class X1 IO,
1.506%, 03/25/2019	91,249,011	1,256,928
Series K710, Class X1 IO,
1.864%, 05/25/2019	121,475,428	2,149,204
Series K711, Class X1 IO,
1.806%, 07/25/2019	264,205,753	4,826,458
Government National
Mortgage Association
Series 2012-114, Class IO,
0.809%, 01/16/2053	44,009,931	2,207,208
Series 2016-142, Class IO,
0.993%, 09/16/2058	50,514,336	4,027,053
Series 2016-162, Class IO,
0.996%, 09/16/2058	111,411,859	8,778,920
Series 2016-174, Class IO,
0.899%, 11/16/2056	71,487,973	5,598,602
Series 2016-87, Class IO,
1.007%, 08/16/2058	66,071,281	5,042,857
Series 2017-109, Class IO,
0.612%, 04/16/2057	89,153,756	5,474,272
Series 2017-124, Class IO,
0.705%, 01/16/2059	110,918,104	7,784,743
Series 2017-135, Class IO,
0.840%, 10/16/2058	71,992,802	5,394,262
Series 2017-140, Class IO,
0.609%, 02/16/2059	64,347,772	4,452,866
Series 2017-159, Class IO,
0.545%, 06/16/2059	83,067,309	5,074,017
Series 2017-20, Class IO,
0.749%, 12/16/2058	138,406,895	9,169,000
Series 2017-22, Class IO,
1.047%, 12/16/2057	49,114,085	4,557,998
Series 2017-3, Class IO,
0.907%, 09/16/2058	128,672,012	9,527,095
Series 2017-41, Class IO,
0.792%, 07/16/2058	96,755,884	6,861,966
Series 2017-46, Class IO,
0.619%, 11/16/2057	105,009,108	6,714,660
Series 2017-61, Class IO,
0.766%, 05/16/2059	62,837,735	5,122,520
		162,848,788
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $191,419,918)		$186,670,039

ASSET BACKED SECURITIES –
14.6%
AccessLex Institute
Series 2005-1, Class A4 (3 month
LIBOR + 0.210%)
1.868%, 06/22/2037 (D)	6,050,000	5,809,136

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
Ally Auto Receivables Trust
Series 2015-1, Class A4
1.750%, 05/15/2020	$18,525,000	$18,497,057
Series 2017-3, Class A3
1.740%, 09/15/2021	16,150,000	16,058,575
Series 2017-4, Class A4
1.960%, 07/15/2022	10,855,000	10,742,840
American Express Credit Account Master
Trust
Series 2017-1, Class A
1.930%, 09/15/2022	33,165,000	33,006,587
BA Credit Card Trust
Series 2017-A1, Class A1
1.950%, 08/15/2022	43,335,000	43,133,986
BMW Vehicle Owner Trust
Series 2016-A, Class A4
1.370%, 12/27/2022	10,405,000	10,237,983
Cabela’s Credit Card Master Note Trust
Series 2013-2A, Class A1
2.170%, 08/16/2021 (B)	10,710,000	10,731,215
Series 2015-1A, Class A1
2.260%, 03/15/2023	3,135,000	3,138,075
Series 2016-1, Class A1
1.780%, 06/15/2022	32,782,500	32,591,194
California Republic Auto
Receivables Trust
Series 2015-2, Class A4
1.750%, 01/15/2021	21,616,133	21,568,749
Series 2016-2, Class A4
1.830%, 12/15/2021	15,925,000	15,809,220
Capital One Multi-Asset Execution Trust
Series 2016-A3, Class A3
1.340%, 04/15/2022	28,125,000	27,838,851
Series 2017-A1, Class A1
2.000%, 01/17/2023	37,195,000	36,959,589
CarMax Auto Owner Trust
Series 2015-2, Class A4
1.800%, 03/15/2021	10,975,000	10,932,890
Series 2016-1, Class A4
1.880%, 06/15/2021	10,260,000	10,187,047
Series 2016-2, Class A4
1.680%, 09/15/2021	11,525,000	11,388,204
Chase Issuance Trust
Series 2016-A2, Class A
1.370%, 06/15/2021	24,205,000	23,972,613
Series 2016-A5, Class A5
1.270%, 07/15/2021	49,755,000	49,169,568
Chrysler Capital Auto Receivables Trust
Series 2016-BA, Class A4
1.870%, 02/15/2022 (B)	8,665,000	8,582,235
Citibank Credit Card Issuance Trust
Series 2016-A1, Class A1
1.750%, 11/19/2021	34,755,000	34,517,307
Series 2017-A3, Class A3
1.920%, 04/07/2022	9,345,000	9,285,188
CNH Equipment Trust
Series 2016-B, Class A3
1.630%, 08/15/2021	9,000,000	8,953,763
Series 2017-C, Class A3
2.080%, 02/15/2023	9,825,000	9,824,766
Coinstar Funding LLC
Series 2017-1A, Class A2
5.216%, 04/25/2047 (B)	12,979,775	13,476,798

The accompanying notes are an integral part of the financial statements.	25

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
DB Master Finance LLC
Series 2015-1A, Class A2II
3.980%, 02/20/2045 (B)	$16,206,713	$16,542,354
Discover Card Execution Note Trust
Series 2017-A6, Class A6
1.880%, 02/15/2023	40,130,000	39,773,569
Domino’s Pizza Master Issuer LLC
Series 2017-1A, Class A23
4.118%, 07/25/2047 (B)	19,730,550	20,158,308
Five Guys Funding LLC
Series 2017-1A, Class A2
4.600%, 07/25/2047 (B)	8,319,150	8,534,352
Ford Credit Auto Owner Trust
Series 2014-2, Class A
2.310%, 04/15/2026 (B)	14,350,000	14,370,747
Series 2015-1, Class A
2.120%, 07/15/2026 (B)	31,588,000	31,518,058
Series 2015-B, Class A4
1.580%, 08/15/2020	13,810,000	13,754,516
Series 2016-B, Class A4
1.520%, 08/15/2021	6,335,000	6,264,620
Series 2016-C, Class A4
1.400%, 02/15/2022	13,945,000	13,691,073
Series 2017-A, Class A3
1.670%, 06/15/2021	8,055,000	8,004,556
Series 2017-B, Class A4
1.870%, 09/15/2022	4,295,000	4,245,921
Series 2017-C, Class A4
2.160%, 03/15/2023	10,280,000	10,247,716
Ford Credit Floorplan Master Owner
Trust
Series 2017-2, Class A1
2.160%, 09/15/2022	17,000,000	16,932,581
GM Financial Consumer Automobile
Receivables Trust
Series 2017-2A, Class A3
1.860%, 12/16/2021 (B)	15,075,000	14,970,345
Series 2017-3A, Class A4
2.130%, 03/16/2023 (B)	15,965,000	15,863,542
Goal Capital Funding Trust
Series 2005-2, Class A4 (3 month
LIBOR + 0.200%)
1.662%, 08/25/2044 (D)	16,720,000	16,273,512
Hertz Vehicle Financing II LP
Series 2016-3A, Class A
2.270%, 07/25/2020 (B)	13,069,000	13,006,162
Honda Auto Receivables Owner Trust
Series 2015-1, Class A4
1.320%, 11/16/2020	20,360,000	20,344,431
Series 2015-3, Class A4
1.560%, 10/18/2021	20,250,000	20,186,802
Series 2016-1, Class A4
1.380%, 04/18/2022	4,755,000	4,715,240
Series 2016-2, Class A4
1.620%, 08/15/2022	19,860,000	19,713,725
Series 2016-4, Class A4
1.360%, 01/18/2023	17,210,000	16,919,478
Series 2017-1, Class A3
1.720%, 07/21/2021	22,355,000	22,209,898
Series 2017-2, Class A4
1.870%, 09/15/2023	4,674,000	4,624,320
Series 2017-3, Class A4
1.980%, 11/20/2023	5,565,000	5,526,627

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
Huntington Auto Trust
Series 2015-1, Class A4
1.640%, 06/15/2021	$12,280,000	$12,246,360
Series 2016-1, Class A4
1.930%, 04/15/2022	29,905,000	29,709,852
Hyundai Auto Receivables Trust
Series 2015-A, Class A4
1.370%, 07/15/2020	19,100,000	19,047,706
Series 2017-A, Class A3
1.760%, 08/16/2021	17,890,000	17,795,827
John Deere Owner Trust
Series 2015-A, Class A4
1.650%, 12/15/2021	10,555,000	10,539,830
MMAF Equipment Finance LLC
Series 2017-B, Class A3
2.210%, 10/17/2022 (B)	13,163,000	13,103,562
MVW Owner Trust
Series 2014-1A, Class A
2.250%, 09/22/2031 (B)	2,866,937	2,826,428
Nissan Auto Receivables Owner Trust
Series 2015-A, Class A4
1.500%, 09/15/2021	42,370,000	42,170,772
Series 2016-B, Class A4
1.540%, 10/17/2022	8,655,000	8,532,757
Series 2017-A, Class A3
1.740%, 08/16/2021	11,175,000	11,106,546
Series 2017-B, Class A3
1.750%, 10/15/2021	11,720,000	11,631,352
Series 2017-B, Class A4
1.950%, 10/16/2023	12,410,000	12,303,587
SoFi Professional Loan Program LLC
Series 2017-E, Class A2A
1.860%, 11/26/2040 (B)	9,222,681	9,180,099
SunTrust Auto Receivables Trust
Series 2015-1A, Class A4
1.780%, 01/15/2021 (B)	22,805,000	22,746,852
Synchrony Credit Card Master
Note Trust
Series 2016-1, Class A
2.040%, 03/15/2022	14,210,000	14,205,163
Taco Bell Funding LLC
Series 2016-1A, Class A2I
3.832%, 05/25/2046 (B)	17,291,125	17,525,766
Towd Point Mortgage Trust
Series 2016-5, Class A1
2.500%, 10/25/2056 (B)(F)	16,978,213	16,853,902
Series 2017-1, Class A1
2.750%, 10/25/2056 (B)(F)	5,731,099	5,723,108
Series 2017-2, Class A1
2.750%, 04/25/2057 (B)(F)	4,648,960	4,644,784
Toyota Auto Receivables Owner Trust
Series 2015-B, Class A4
1.740%, 09/15/2020	19,030,000	18,999,181
Series 2016-B, Class A4
1.520%, 08/16/2021	10,275,000	10,173,942
Series 2016-C, Class A4
1.320%, 11/15/2021	9,000,000	8,860,081
Series 2017-A, Class A3
1.730%, 02/16/2021	16,970,000	16,885,890
Series 2017-B, Class A3
1.760%, 07/15/2021	21,640,000	21,497,310
Series 2017-C, Class A4
1.980%, 12/15/2022	11,435,000	11,328,287

The accompanying notes are an integral part of the financial statements.	26

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
USAA Auto Owner Trust
Series 2015-1, Class A4
1.540%, 11/16/2020	$14,890,000	$14,868,444
Verizon Owner Trust
Series 2016-1A, Class A
1.420%, 01/20/2021 (B)	14,935,000	14,836,807
Series 2016-2A, Class A
1.680%, 05/20/2021 (B)	23,905,000	23,741,320
VSE VOI Mortgage LLC
Series 2017-A, Class A
2.330%, 03/20/2035 (B)	9,586,876	9,451,314
Wendys Funding LLC
Series 2015-1A, Class A2I
3.371%, 06/15/2045 (B)	30,287,838	30,369,009
Westgate Resorts LLC
Series 2014-1A, Class A
2.150%, 12/20/2026 (B)	1,871,249	1,862,905
Series 2016-1A, Class A
3.500%, 12/20/2028 (B)	4,993,754	5,021,357
World Omni Auto Receivables Trust
Series 2016-A, Class A3
1.770%, 09/15/2021	26,825,000	26,740,681
Series 2017-B, Class A3
1.950%, 02/15/2023	5,425,000	5,377,193
TOTAL ASSET BACKED SECURITIES
(Cost $1,361,810,348)		$1,356,713,863

SECURITIES LENDING COLLATERAL – 0.1%
John Hancock Collateral Trust,
1.3985% (G)(H)	392,442	3,925,868
TOTAL SECURITIES LENDING COLLATERAL
(Cost $3,926,011)		$3,925,868

SHORT-TERM INVESTMENTS – 1.4%
U.S. Government Agency – 1.1%
Federal Agricultural Mortgage Corp.
Discount Note
1.050%, 01/02/2018 *	$13,559,000	13,558,605
Federal Home Loan Bank Discount Note
0.800%, 01/02/2018 *	27,117,000	27,116,397
1.000%, 01/02/2018 *	9,039,000	9,038,749
1.050%, 01/02/2018 *	53,186,000	53,184,449
		102,898,200
Repurchase agreement – 0.3%
Barclays Tri-Party Repurchase
Agreement dated 12-29-17 at 1.350%
to be repurchased at $5,589,838 on
1-2-18, collateralized by $2,375,400
U.S. Treasury Bonds, 2.500% due
5-15-46 (valued at $2,260,137,
including interest) and $3,197,700
U.S. Treasury Inflation Indexed Notes,
0.625% due 1-15-24 (valued at
$3,441,511, including interest)	5,589,000	5,589,000

Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement (continued)
Repurchase Agreement with State Street
Corp. dated 12-29-17 at 0.540% to be
repurchased at $25,733,544 on 1-2-18,
collateralized by $24,770,000 Federal
Home Loan Bank, 0.875% due
10-1-18 (valued at $24,654,869,
including interest), $1,194,610
U.S. Treasury Notes, 1.750% due
10-31-18 (valued at $1,209,353,
including interest) and $366,044
U.S. Treasury Notes, 2.250% due
1-31-24 (valued at $373,257,
including interest)	$25,732,000	$25,732,000
		31,321,000
TOTAL SHORT-TERM INVESTMENTS (Cost $134,219,200)		$134,219,200
Total Investments (Bond Trust)
(Cost $9,195,675,028) – 99.5%		$9,270,766,708
Other assets and liabilities, net – 0.5%		45,851,153
TOTAL NET ASSETS – 100.0%		$9,316,617,861

Security Abbreviations and Legend

IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,236,690,946 or 13.3% of the fund’s net assets as of 12-31-17.
(C)	A portion of this security is on loan as of 12-31-17.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(G)	The rate shown is the annualized seven-day yield as of 12-31-17.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

Core Bond Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS – 62.2%
U.S. Government – 34.2%
U.S. Treasury Bonds
2.500%, 02/15/2046 to 05/15/2046	$18,102,000	$17,202,544
2.750%, 08/15/2047 to 11/15/2047	19,996,000	20,001,438
2.875%, 11/15/2046	4,479,000	4,589,557
3.000%, 11/15/2045 to 05/15/2047	18,083,000	18,979,004

The accompanying notes are an integral part of the financial statements.	27

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes
1.125%, 02/28/2021 to 07/31/2021	$21,429,000	$20,832,786
1.250%, 08/31/2019	1,404,000	1,389,558
1.375%, 07/31/2019 to 09/30/2020	14,513,000	14,343,786
1.500%, 10/31/2019 to 08/15/2020	44,322,000	43,898,101
1.625%, 03/31/2019 to 08/31/2022	30,335,000	29,975,167
1.625%, 07/31/2020	16,510,000	16,381,202
1.750%, 11/30/2019 to 12/31/2020	22,297,000	22,200,103
1.875%, 12/31/2019 (A)	3,462,000	3,460,470
1.875%, 12/15/2020 to 07/31/2022	74,726,000	74,114,438
2.000%, 10/31/2021 to 11/15/2026	71,565,000	70,631,106
2.125%, 12/31/2022 (A)	4,960,000	4,938,672
2.125%, 11/30/2024	1,828,000	1,803,568
2.250%, 10/31/2024 to 11/15/2027	55,782,000	55,013,356
2.375%, 05/15/2027	6,584,000	6,563,212
		426,318,068
U.S. Government Agency – 28.0%
Federal Home Loan Mortgage Corp.
3.085%, (12 month LIBOR +
1.623%), 02/01/2045 (B)	735,938	750,781
3.500%, 09/01/2026 to 12/01/2045	26,954,026	28,018,186
3.500%, 06/01/2032 (A)	1,234,748	1,280,029
4.000%, 10/01/2029 to 04/01/2047	6,465,119	6,841,895
4.500%, 08/01/2020 to 06/01/2047	3,001,066	3,187,631
5.000%, 05/01/2044 to 06/01/2044	1,380,665	1,514,734
5.000%, 07/01/2044 (A)	752,836	816,808
Federal National Mortgage Association
2.121%, 10/09/2019 (C)	2,895,000	2,787,855
2.689%, (12 month LIBOR +
1.610%), 05/01/2046 (B)	980,943	990,046
2.950%, (12 month LIBOR +
1.610%), 10/01/2047 (B)	1,424,154	1,445,670
2.990%, (12 month LIBOR +
1.620%), 08/01/2047 (B)	1,640,695	1,669,171
3.000%, TBA (A)	2,700,000	2,700,959
3.027%, (12 month LIBOR +
1.610%), 12/01/2047 (B)	1,247,000	1,264,277
3.133%, (12 month LIBOR +
1.620%), 03/01/2047 (B)	1,686,862	1,723,951
3.168%, (12 month LIBOR +
1.620%), 10/01/2047 (B)	1,242,791	1,268,242
3.235%, (12 month LIBOR +
1.620%), 06/01/2047 (B)	1,644,918	1,684,947
3.500%, TBA (A)	35,900,000	36,825,082
3.500%, 08/01/2028 to 06/01/2043	19,328,631	20,117,845
4.000%, TBA (A)	9,300,000	9,727,780
4.000%, 04/01/2024 to 12/01/2047	86,124,018	90,976,631
4.377%, (12 month LIBOR +
1.776%), 04/01/2040 (B)	573,673	597,009
4.500%, TBA (A)	21,300,000	22,634,712
4.500%, 01/01/2020 to 09/01/2047	27,459,528	29,581,093
4.500%, 06/01/2041 (A)	87,408	94,279
5.000%, 07/01/2044 to 08/01/2056	6,303,117	6,869,216
Government National
Mortgage Association
3.000%, TBA (A)	17,300,000	17,460,686
3.500%, TBA (A)	18,300,000	18,926,676
4.000%, 07/15/2045 to 12/20/2047	14,993,082	15,737,048
4.500%, TBA (A)	4,700,000	4,939,110
4.500%, 05/20/2045 to 11/20/2047	14,913,170	15,807,350

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National
Mortgage Association (continued)
5.000%, 12/20/2039 to 11/20/2045	$227,174	$249,844
		348,489,543
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $782,305,277)		$774,807,611

FOREIGN GOVERNMENT OBLIGATIONS – 1.5%
Chile – 0.1%
Republic of Chile
3.860%, 06/21/2047	1,005,000	1,032,135
Indonesia – 0.2%
Republic of Indonesia
2.950%, 01/11/2023	1,590,000	1,577,625
3.500%, 01/11/2028	460,000	458,423
		2,036,048
Japan – 0.3%
Japan Bank for International Cooperation
1.750%, 05/28/2020	1,422,000	1,401,045
1.875%, 04/20/2021	592,000	578,344
2.250%, 02/24/2020	1,984,000	1,975,279
		3,954,668
Mexico – 0.1%
Government of Mexico
4.600%, 02/10/2048	1,248,000	1,232,400
5.750%, 10/12/2049	691,000	735,915
		1,968,315
Paraguay – 0.1%
Republic of Paraguay
6.100%, 08/11/2044 (D)	726,000	827,640
Saudi Arabia – 0.2%
Kingdom of Saudi Arabia
2.875%, 03/04/2023 (D)	1,210,000	1,189,457
3.625%, 03/04/2028 (D)	825,000	817,575
4.500%, 10/26/2046 (D)	290,000	289,420
4.625%, 10/04/2047 (D)	510,000	520,865
		2,817,317
South Korea – 0.2%
Export-Import Bank of Korea
2.500%, 11/01/2020	800,000	791,431
3.000%, 11/01/2022	1,739,000	1,729,815
		2,521,246
United Arab Emirates – 0.3%
Abu Dhabi Government
2.500%, 10/11/2022 (D)	1,670,000	1,636,600
3.125%, 10/11/2027 (D)	875,000	855,540
4.125%, 10/11/2047 (D)	920,000	909,990
		3,402,130
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $18,605,386)		$18,559,499

CORPORATE BONDS – 24.3%
Consumer discretionary – 2.1%
21st Century Fox America, Inc.
4.750%, 11/15/2046	360,000	416,343
4.950%, 10/15/2045	260,000	305,735
Amazon.com, Inc.
2.400%, 02/22/2023 (D)	1,684,000	1,666,271
2.800%, 08/22/2024 (D)	264,000	263,137
3.150%, 08/22/2027 (D)	878,000	879,062
3.875%, 08/22/2037 (D)	467,000	495,157

The accompanying notes are an integral part of the financial statements.	28

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Amazon.com, Inc. (continued)
4.050%, 08/22/2047 (D)	$655,000	$705,217
4.250%, 08/22/2057 (D)	265,000	288,768
CBS Corp.
2.500%, 02/15/2023	1,510,000	1,472,188
3.375%, 02/15/2028	750,000	722,041
Charter Communications Operating LLC
4.464%, 07/23/2022	445,000	464,234
4.908%, 07/23/2025	1,185,000	1,259,590
5.375%, 05/01/2047	449,000	460,004
Comcast Corp.
2.350%, 01/15/2027	640,000	604,235
3.150%, 02/15/2028	1,801,000	1,806,197
4.000%, 08/15/2047	265,000	276,262
Discovery Communications LLC
3.950%, 03/20/2028	498,000	495,187
4.875%, 04/01/2043	525,000	520,949
4.950%, 05/15/2042	265,000	262,596
5.200%, 09/20/2047	306,000	319,107
Ford Motor Company
5.291%, 12/08/2046	1,045,000	1,136,217
Ford Motor Credit Company LLC
2.343%, 11/02/2020	1,502,000	1,487,637
2.979%, 08/03/2022	846,000	842,905
3.339%, 03/28/2022	1,235,000	1,249,154
3.815%, 11/02/2027	875,000	874,967
General Motors Company
5.150%, 04/01/2038	930,000	990,829
5.200%, 04/01/2045	215,000	226,990
5.400%, 04/01/2048	261,000	284,438
General Motors Financial Company, Inc.
3.500%, 11/07/2024	1,243,000	1,240,174
4.350%, 01/17/2027	1,277,000	1,327,785
Lennar Corp.
4.750%, 11/29/2027 (D)	1,180,000	1,215,164
NBCUniversal Media LLC
4.450%, 01/15/2043	175,000	190,798
Time Warner Cable LLC
6.550%, 05/01/2037	330,000	387,854
Time Warner, Inc.
3.800%, 02/15/2027	655,000	654,197
4.850%, 07/15/2045	630,000	661,085
		26,452,474
Consumer staples – 1.9%
Alimentation Couche-Tard, Inc.
2.700%, 07/26/2022 (D)	1,555,000	1,540,505
3.550%, 07/26/2027 (D)	925,000	923,870
Anheuser-Busch InBev Finance, Inc.
2.650%, 02/01/2021	2,470,000	2,482,176
3.300%, 02/01/2023	887,000	907,536
4.900%, 02/01/2046	682,000	789,728
BAT Capital Corp.
2.297%, 08/14/2020 (D)	705,000	701,074
2.764%, 08/15/2022 (D)	1,854,000	1,843,661
3.222%, 08/15/2024 (D)	919,000	918,756
3.557%, 08/15/2027 (D)	693,000	693,693
4.540%, 08/15/2047 (D)	470,000	494,415
Church & Dwight Company, Inc.
2.450%, 08/01/2022	360,000	355,544
3.150%, 08/01/2027	574,000	565,351
3.950%, 08/01/2047	360,000	360,951
Costco Wholesale Corp.
2.300%, 05/18/2022	1,460,000	1,447,885
2.750%, 05/18/2024	1,010,000	1,008,855
3.000%, 05/18/2027	1,690,000	1,691,966

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
Kraft Heinz Foods Company
2.800%, 07/02/2020	$1,820,000	$1,830,378
3.000%, 06/01/2026	1,125,000	1,082,273
4.375%, 06/01/2046	1,729,000	1,711,125
PepsiCo, Inc.
3.000%, 10/15/2027	654,000	651,490
Reynolds American, Inc.
5.850%, 08/15/2045	1,264,000	1,577,131
		23,578,363
Energy – 2.9%
Anadarko Petroleum Corp.
4.500%, 07/15/2044	965,000	960,813
4.850%, 03/15/2021	523,000	552,258
5.550%, 03/15/2026 (E)	1,254,000	1,406,631
Andeavor Logistics LP
3.500%, 12/01/2022	530,000	528,922
4.250%, 12/01/2027	207,000	208,716
5.200%, 12/01/2047	475,000	494,983
Apache Corp.
4.250%, 01/15/2044	420,000	406,535
Buckeye Partners LP
4.125%, 12/01/2027	871,000	861,021
Cenovus Energy, Inc.
5.400%, 06/15/2047 (E)	692,000	727,610
Chevron Corp.
2.954%, 05/16/2026	435,000	434,741
Cimarex Energy Company
4.375%, 06/01/2024	1,446,000	1,534,158
Concho Resources, Inc.
3.750%, 10/01/2027	798,000	808,183
4.875%, 10/01/2047	375,000	410,725
Enbridge Energy Partners LP
5.500%, 09/15/2040	320,000	350,064
7.375%, 10/15/2045	320,000	424,882
Enbridge, Inc.
2.900%, 07/15/2022	1,099,000	1,092,207
3.700%, 07/15/2027	324,000	325,273
Encana Corp.
6.500%, 02/01/2038	725,000	914,290
Energy Transfer LP
2.500%, 06/15/2018	915,000	916,361
6.125%, 12/15/2045	802,000	870,238
Enterprise Products Operating LLC
3.350%, 03/15/2023	434,000	442,492
3.700%, 02/15/2026	435,000	445,303
4.850%, 03/15/2044	228,000	249,701
Hess Corp.
5.600%, 02/15/2041	280,000	301,719
Kinder Morgan Energy Partners LP
5.400%, 09/01/2044	485,000	512,363
Kinder Morgan, Inc.
3.150%, 01/15/2023	1,748,000	1,737,108
5.000%, 02/15/2021 (D)	1,870,000	1,983,907
5.550%, 06/01/2045	610,000	667,043
Marathon Petroleum Corp.
4.750%, 09/15/2044	240,000	250,547
5.000%, 09/15/2054	550,000	556,496
Petroleos Mexicanos
2.378%, 04/15/2025	1,031,250	1,026,090
2.460%, 12/15/2025	2,592,800	2,583,774
5.625%, 01/23/2046	883,000	817,217
6.500%, 03/13/2027 (D)	750,000	819,750
6.750%, 09/21/2047	700,000	730,695
6.750%, 09/21/2047 (D)	175,000	182,674

The accompanying notes are an integral part of the financial statements.	29

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Plains All American Pipeline LP
4.500%, 12/15/2026	$220,000	$222,955
Sabine Pass Liquefaction LLC
5.000%, 03/15/2027	1,054,000	1,130,728
5.875%, 06/30/2026	475,000	533,521
Schlumberger Finance Canada, Ltd.
2.200%, 11/20/2020 (D)	1,146,000	1,139,218
2.650%, 11/20/2022 (D)	1,625,000	1,617,216
Schlumberger Holdings Corp.
4.000%, 12/21/2025 (D)	1,808,000	1,899,457
Shell International Finance BV
4.000%, 05/10/2046	800,000	851,222
TC PipeLines LP
3.900%, 05/25/2027	715,000	718,371
Williams Partners LP
3.750%, 06/15/2027	1,010,000	1,011,812
		36,659,990
Financials – 5.8%
American International Group, Inc.
4.375%, 01/15/2055	350,000	356,123
4.800%, 07/10/2045	193,000	216,268
6.250%, 05/01/2036	755,000	973,876
Banco Santander SA
3.125%, 02/23/2023	1,000,000	994,768
3.500%, 04/11/2022	910,000	927,767
3.800%, 02/23/2028	600,000	599,900
4.250%, 04/11/2027	640,000	663,295
Bank of America Corp.
2.503%, 10/21/2022	2,345,000	2,319,734
2.600%, 01/15/2019	166,000	166,557
4.000%, 04/01/2024	654,000	691,220
4.450%, 03/03/2026	713,000	760,867
Bank of America Corp. (3.004% to
12-20-22, then 3 month LIBOR +
0.790%) 12/20/2023 (D)	986,000	988,393
Bank of America Corp. (4.244% to
4-24-37, then 3 month LIBOR +
1.814%) 04/24/2038	1,001,000	1,084,806
Brighthouse Financial, Inc.
3.700%, 06/22/2027 (D)	1,250,000	1,228,979
4.700%, 06/22/2047 (D)	445,000	453,559
Capital One Financial Corp.
2.400%, 10/30/2020	870,000	864,596
3.300%, 10/30/2024	870,000	866,651
4.200%, 10/29/2025	330,000	339,429
Capital One NA
2.650%, 08/08/2022	1,688,000	1,670,107
Chubb INA Holdings, Inc.
4.350%, 11/03/2045	720,000	812,196
Citigroup, Inc.
2.700%, 10/27/2022	2,646,000	2,617,372
4.125%, 07/25/2028	1,171,000	1,206,518
4.450%, 09/29/2027	1,700,000	1,799,270
Credit Suisse Group AG (2.997% to
12-14-22, then 3 month LIBOR +
1.200%) 12/14/2023 (D)	1,595,000	1,576,047
Credit Suisse Group Funding
Guernsey, Ltd.
3.800%, 09/15/2022 to 06/09/2023	1,445,000	1,490,255
4.550%, 04/17/2026	1,230,000	1,316,606
DNB Bank ASA
2.125%, 10/02/2020 (D)	2,330,000	2,307,653
HSBC Holdings PLC
2.650%, 01/05/2022	2,775,000	2,756,262
4.375%, 11/23/2026	1,074,000	1,120,972

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
HSBC Holdings PLC (3.033% to
11-22-22, then 3 month LIBOR +
0.923%) 11/22/2023	$1,145,000	$1,147,146
ING Groep NV
3.150%, 03/29/2022	600,000	607,102
3.950%, 03/29/2027	515,000	536,748
Intesa Sanpaolo SpA
3.125%, 07/14/2022 (D)	1,555,000	1,543,589
3.875%, 07/14/2027 (D)	1,360,000	1,358,969
JPMorgan Chase & Co.
2.295%, 08/15/2021	2,070,000	2,051,246
2.950%, 10/01/2026	2,521,000	2,475,533
2.972%, 01/15/2023	322,000	324,655
JPMorgan Chase & Co. (3.882% to
7-24-37, then 3 month LIBOR +
1.360%) 07/24/2038	1,565,000	1,615,414
JPMorgan Chase & Co. (4.260% to
2-22-47, then 3 month LIBOR +
1.580%) 02/22/2048	1,280,000	1,384,087
Lazard Group LLC
3.750%, 02/13/2025	1,251,000	1,275,449
Markel Corp.
3.500%, 11/01/2027	750,000	745,965
4.300%, 11/01/2047	445,000	456,633
Morgan Stanley
2.625%, 11/17/2021	2,405,000	2,393,773
2.750%, 05/19/2022	3,035,000	3,023,481
3.625%, 01/20/2027	1,520,000	1,555,211
Morgan Stanley (3.971% to 7-22-37,
then 3 month LIBOR + 1.455%)
07/22/2038	439,000	454,237
Santander Holdings USA, Inc.
3.400%, 01/18/2023 (D)	2,025,000	2,016,826
4.400%, 07/13/2027 (D)	860,000	879,231
Synchrony Financial
3.950%, 12/01/2027	1,835,000	1,826,735
Teachers Insurance & Annuity
Association of America
4.270%, 05/15/2047 (D)	265,000	279,985
4.900%, 09/15/2044 (D)	400,000	457,152
The Bank of New York Mellon Corp.
3.250%, 05/16/2027	1,454,000	1,469,219
The Goldman Sachs Group, Inc.
2.750%, 09/15/2020	1,095,000	1,100,397
3.500%, 11/16/2026	351,000	352,966
6.750%, 10/01/2037	1,650,000	2,207,271
The Goldman Sachs Group, Inc. (4.017%
to 10-31-37, then 3 month LIBOR +
1.373%) 10/31/2038	437,000	449,065
UBS Group Funding Switzerland AG
2.650%, 02/01/2022 (D)	2,085,000	2,061,149
3.491%, 05/23/2023 (D)	1,575,000	1,599,866
XLIT, Ltd.
5.250%, 12/15/2043	280,000	321,212
6.250%, 05/15/2027	520,000	615,313
		71,755,671
Health care – 2.2%
Abbott Laboratories
3.750%, 11/30/2026	1,910,000	1,960,783
4.900%, 11/30/2046	220,000	252,003
AbbVie, Inc.
2.500%, 05/14/2020	1,765,000	1,770,333
4.450%, 05/14/2046	980,000	1,064,287
4.500%, 05/14/2035	435,000	477,459

The accompanying notes are an integral part of the financial statements.	30

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
AmerisourceBergen Corp.
4.300%, 12/15/2047	$859,000	$861,270
Anthem, Inc.
2.500%, 11/21/2020	993,000	990,852
2.950%, 12/01/2022 (E)	995,000	995,278
3.350%, 12/01/2024	495,000	502,074
3.650%, 12/01/2027	745,000	759,173
Becton, Dickinson and Company
2.404%, 06/05/2020	1,525,000	1,516,633
2.894%, 06/06/2022	1,280,000	1,271,833
3.700%, 06/06/2027	1,025,000	1,032,609
4.685%, 12/15/2044	860,000	939,590
Celgene Corp.
2.750%, 02/15/2023	1,652,000	1,638,126
3.450%, 11/15/2027	652,000	651,315
4.350%, 11/15/2047	1,171,000	1,215,218
5.000%, 08/15/2045	1,001,000	1,134,741
Eli Lilly & Company
2.350%, 05/15/2022	420,000	418,780
3.100%, 05/15/2027	750,000	761,059
3.950%, 05/15/2047	395,000	423,685
Johnson & Johnson
2.625%, 01/15/2025	480,000	477,446
2.900%, 01/15/2028	1,935,000	1,937,270
3.400%, 01/15/2038	590,000	603,835
3.500%, 01/15/2048	740,000	756,229
Perrigo Finance Unlimited Company
4.375%, 03/15/2026	1,210,000	1,241,176
Thermo Fisher Scientific, Inc.
2.950%, 09/19/2026	655,000	636,292
3.200%, 08/15/2027	1,250,000	1,238,558
		27,527,907
Industrials – 1.9%
AerCap Ireland Capital DAC
3.500%, 01/15/2025	1,420,000	1,407,234
Air Lease Corp.
3.625%, 04/01/2027 to 12/01/2027	2,175,000	2,172,999
ERAC USA Finance LLC
2.700%, 11/01/2023 (D)	315,000	306,470
3.300%, 12/01/2026 (D)	1,108,000	1,098,261
4.500%, 02/15/2045 (D)	225,000	230,934
FedEx Corp.
4.400%, 01/15/2047	278,000	296,360
4.550%, 04/01/2046	750,000	822,913
General Electric Company
5.875%, 01/14/2038	419,000	541,459
John Deere Capital Corp.
2.150%, 09/08/2022	871,000	852,330
2.650%, 06/24/2024	1,085,000	1,074,437
2.800%, 09/08/2027	1,090,000	1,069,589
Mexico City Airport Trust
5.500%, 07/31/2047 (D)	600,000	592,500
Northrop Grumman Corp.
2.080%, 10/15/2020	1,500,000	1,487,666
2.550%, 10/15/2022	1,496,000	1,485,137
2.930%, 01/15/2025	987,000	980,899
3.200%, 02/01/2027	1,530,000	1,535,284
3.250%, 08/01/2023 to 01/15/2028	3,063,000	3,093,053
4.030%, 10/15/2047	1,005,000	1,049,313
Penske Truck Leasing Company LP
2.700%, 03/14/2023 (D)	997,000	979,524
3.375%, 02/01/2022 (D)	820,000	835,259
3.400%, 11/15/2026 (D)	647,000	638,654
Valmont Industries, Inc.
5.250%, 10/01/2054	674,000	696,736

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Wabtec Corp.
3.450%, 11/15/2026	$450,000	$439,959
		23,686,970
Information technology – 2.5%
Alibaba Group Holding, Ltd.
3.400%, 12/06/2027	1,140,000	1,139,362
4.000%, 12/06/2037	225,000	232,666
4.200%, 12/06/2047	396,000	411,918
4.400%, 12/06/2057	625,000	650,407
Analog Devices, Inc.
2.500%, 12/05/2021	965,000	955,387
3.125%, 12/05/2023	1,035,000	1,036,932
3.500%, 12/05/2026	350,000	354,095
Apple, Inc.
2.300%, 05/11/2022	272,000	270,064
2.750%, 01/13/2025	1,088,000	1,078,275
2.850%, 05/11/2024	1,920,000	1,928,186
3.000%, 02/09/2024 to 11/13/2027	2,570,000	2,585,679
3.200%, 05/11/2027	1,280,000	1,295,882
3.350%, 02/09/2027	1,270,000	1,300,589
3.750%, 11/13/2047	696,000	712,490
4.375%, 05/13/2045	435,000	489,605
Hewlett Packard Enterprise Company
6.350%, 10/15/2045	690,000	729,938
Microsoft Corp.
2.000%, 08/08/2023	1,155,000	1,121,799
2.400%, 02/06/2022	836,000	836,197
2.875%, 02/06/2024	1,500,000	1,521,400
4.100%, 02/06/2037	760,000	847,918
Nokia OYJ
3.375%, 06/12/2022	1,278,000	1,270,076
4.375%, 06/12/2027	275,000	271,838
Oracle Corp.
2.625%, 02/15/2023	1,985,000	1,989,118
2.950%, 11/15/2024	1,241,000	1,249,605
3.250%, 11/15/2027	1,818,000	1,848,284
3.800%, 11/15/2037	1,042,000	1,092,850
4.000%, 11/15/2047	909,000	967,031
VMware, Inc.
2.300%, 08/21/2020	1,505,000	1,496,364
2.950%, 08/21/2022	1,250,000	1,246,343
3.900%, 08/21/2027	740,000	746,802
		31,677,100
Materials – 0.7%
Barrick North America Finance LLC
5.700%, 05/30/2041	860,000	1,055,902
BHP Billiton Finance USA, Ltd.
5.000%, 09/30/2043	440,000	538,993
CF Industries, Inc.
3.400%, 12/01/2021 (D)	925,000	934,387
4.500%, 12/01/2026 (D)	935,000	974,393
Corp. Nacional del Cobre de Chile
3.625%, 08/01/2027 (D)	765,000	765,972
International Paper Company
5.150%, 05/15/2046	1,035,000	1,197,508
The Sherwin-Williams Company
2.750%, 06/01/2022	1,135,000	1,130,451
3.450%, 06/01/2027	444,000	450,972
4.500%, 06/01/2047	415,000	453,317
Vale Overseas, Ltd.
6.250%, 08/10/2026	750,000	868,875
Vulcan Materials Company
4.500%, 06/15/2047	515,000	525,344
		8,896,114

The accompanying notes are an integral part of the financial statements.	31

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Real estate – 1.3%
American Tower Corp.
3.600%, 01/15/2028	$1,345,000	$1,336,682
Boston Properties LP
3.200%, 01/15/2025	1,194,000	1,189,912
Brandywine Operating Partnership LP
3.950%, 02/15/2023 to 11/15/2027	1,076,000	1,074,589
DDR Corp.
3.375%, 05/15/2023	1,174,000	1,169,717
4.250%, 02/01/2026 (E)	325,000	330,626
4.625%, 07/15/2022	1,288,000	1,357,822
Kilroy Realty LP
3.450%, 12/15/2024	744,000	741,695
Mid-America Apartments LP
3.600%, 06/01/2027	456,000	456,648
3.750%, 06/15/2024	1,139,000	1,170,446
4.000%, 11/15/2025	595,000	616,151
4.300%, 10/15/2023	497,000	521,446
Public Storage
2.370%, 09/15/2022	1,262,000	1,244,992
3.094%, 09/15/2027	1,006,000	999,218
Realty Income Corp.
4.650%, 03/15/2047	415,000	454,845
Regency Centers LP
3.600%, 02/01/2027	470,000	470,296
Tanger Properties LP
3.750%, 12/01/2024	562,000	564,807
3.875%, 12/01/2023	609,000	620,659
Washington Prime Group LP
5.950%, 08/15/2024	445,000	454,670
WEA Finance LLC
3.150%, 04/05/2022 (D)	1,280,000	1,291,701
		16,066,922
Telecommunication services – 1.2%
AT&T, Inc.
3.400%, 05/15/2025	3,457,000	3,397,945
3.900%, 08/14/2027	1,402,000	1,410,964
4.450%, 04/01/2024	604,000	638,795
4.900%, 08/14/2037	282,000	285,942
5.150%, 02/14/2050	452,000	454,255
5.250%, 03/01/2037	2,058,000	2,175,133
5.450%, 03/01/2047	1,135,000	1,212,052
Telefonica Emisiones SAU
5.213%, 03/08/2047	690,000	782,359
Verizon Communications, Inc.
2.946%, 03/15/2022	664,000	667,964
4.125%, 08/15/2046	1,777,000	1,640,121
4.400%, 11/01/2034	1,645,000	1,675,236
5.012%, 08/21/2054	447,000	455,600
		14,796,366
Utilities – 1.8%
Alabama Power Company
3.700%, 12/01/2047	710,000	724,082
Appalachian Power Company
3.300%, 06/01/2027	715,000	716,973
Baltimore Gas & Electric Company
3.750%, 08/15/2047	443,000	453,424
Commonwealth Edison Company
2.950%, 08/15/2027	1,005,000	993,313
3.750%, 08/15/2047	295,000	306,243
Dominion Energy, Inc.
1.600%, 08/15/2019	880,000	870,228
2.000%, 08/15/2021	660,000	644,880
Duke Energy Carolinas LLC
2.500%, 03/15/2023	745,000	738,235

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Duke Energy Corp.
1.800%, 09/01/2021	$1,000,000	$972,549
3.150%, 08/15/2027	222,000	220,328
Duke Energy Florida LLC
3.400%, 10/01/2046	430,000	415,463
Duquesne Light Holdings, Inc.
3.616%, 08/01/2027 (D)	1,265,000	1,264,059
Electricite de France SA
6.000%, 01/22/2114 (D)	1,071,000	1,195,827
Enel Finance International NV
2.750%, 04/06/2023 (D)	1,277,000	1,258,112
Georgia Power Company
4.300%, 03/15/2042	230,000	244,341
Indiana Michigan Power Company
4.550%, 03/15/2046	465,000	529,871
IPALCO Enterprises, Inc.
3.700%, 09/01/2024 (D)	1,116,000	1,114,737
ITC Holdings Corp.
3.350%, 11/15/2027 (D)	1,848,000	1,848,775
New England Power Company
3.800%, 12/05/2047 (D)	650,000	663,884
NiSource Finance Corp.
3.950%, 03/30/2048	262,000	268,130
Northern States Power Company
3.600%, 09/15/2047	1,097,000	1,115,119
Pacific Gas & Electric Company
3.300%, 12/01/2027 (D)	1,086,000	1,076,439
PECO Energy Company
3.150%, 10/15/2025	1,175,000	1,183,104
PPL Electric Utilities Corp.
4.150%, 10/01/2045	425,000	472,698
South Carolina Electric & Gas Company
5.100%, 06/01/2065	159,000	181,732
Southern Company Gas Capital Corp.
2.450%, 10/01/2023	670,000	648,305
Southwestern Electric Power Company
3.900%, 04/01/2045	314,000	321,852
Southwestern Public Service Company
3.700%, 08/15/2047	666,000	680,828
The Southern Company
4.400%, 07/01/2046	610,000	649,040
		21,772,571
TOTAL CORPORATE BONDS (Cost $297,616,876)		$302,870,448

MUNICIPAL BONDS – 0.6%
County of Clark (Nevada)
6.820%, 07/01/2045	750,000	1,169,925
Los Angeles Community College District
(California)
6.750%, 08/01/2049	1,125,000	1,746,191
North Texas Tollway Authority
6.718%, 01/01/2049	1,061,000	1,614,089
Port Authority of New York & New
Jersey
4.458%, 10/01/2062	1,501,000	1,733,250
State of California
7.600%, 11/01/2040	795,000	1,269,559
The Ohio State University
4.800%, 06/01/2111	464,000	521,188
TOTAL MUNICIPAL BONDS (Cost $7,094,150)		$8,054,202

The accompanying notes are an integral part of the financial statements.	32

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS – 7.1%
Commercial and residential – 4.6%
CD Mortgage Trust
Series 2016-CD1, Class A1,
1.443%, 08/10/2049	$349,020	$343,100
Series 2016-CD1, Class ASB,
2.622%, 08/10/2049	1,138,000	1,124,033
Series 2017-CD4, Class ASB,
3.317%, 05/10/2050	508,000	518,023
Series 2017-CD6, Class ASB,
3.332%, 11/13/2050	1,197,000	1,224,399
CFCRE Commercial Mortgage Trust
Series 2011-C1, Class A4,
4.961%, 04/15/2044 (D)(F)	977,218	1,026,302
Series 2016-C3, Class A1,
1.793%, 01/10/2048	568,726	563,964
Series 2016-C4, Class A4,
3.283%, 05/10/2058	675,000	678,105
Series 2016-C4, Class ASB,
3.091%, 05/10/2058	637,000	643,623
Series 2016-C7, Class A2,
3.585%, 12/10/2054	672,000	688,754
Series 2016-C7, Class A3,
3.838%, 12/10/2054	502,000	523,865
Series 2017-C8, Class A1,
1.965%, 06/15/2050	387,668	384,349
Series 2017-C8, Class A4,
3.572%, 06/15/2050	383,000	391,031
Series 2017-C8, Class ASB,
3.367%, 06/15/2050	529,000	541,885
Citigroup Commercial Mortgage Trust
Series 2013-GC11, Class A2,
1.987%, 04/10/2046	782,542	782,286
Series 2013-GC11, Class AAB,
2.690%, 04/10/2046	448,000	449,326
Series 2014-GC25, Class A4,
3.635%, 10/10/2047	1,156,000	1,201,757
Series 2015-GC29, Class A4,
3.192%, 04/10/2048	589,000	594,610
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank AG)
Series 2012-CR3, Class A3,
2.822%, 10/15/2045	537,000	537,839
Series 2012-CR4, Class A2,
1.801%, 10/15/2045	151,927	151,808
Series 2013-CR10, Class A2,
2.972%, 08/10/2046	585,000	588,593
Series 2013-CR11, Class A1,
1.468%, 08/10/2050	138,086	137,705
Series 2013-CR12, Class A1,
1.295%, 10/10/2046	21,231	21,194
Series 2013-CR12, Class A3,
3.765%, 10/10/2046	312,000	327,128
Series 2013-CR12, Class A4,
4.046%, 10/10/2046	519,000	551,116
Series 2013-CR6, Class A2,
2.122%, 03/10/2046	236,995	236,866
Series 2014-UBS6, Class A5,
3.644%, 12/10/2047	948,000	984,744
Series 2014-UBS6, Class AM,
4.048%, 12/10/2047	928,000	968,013
Series 2016-COR1, Class ASB,
2.972%, 10/10/2049	505,000	506,886

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
Commercial Mortgage Trust
(Citigroup/Deutsche Bank AG/Jefferies
& Company)
Series 2017-COR2, Class A3
3.510%, 09/10/2050	$316,000	$325,823
Commercial Mortgage Trust (Deutsche
Bank AG/Jefferies & Company)
Series 2014-UBS5, Class ASB
3.548%, 09/10/2047	358,000	369,892
Commercial Mortgage Trust (Deutsche
Bank AG/UBS)
Series 2014-UBS2, Class A5,
3.961%, 03/10/2047	180,000	189,822
Series 2014-UBS4, Class A5,
3.694%, 08/10/2047	379,000	394,801
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class A4,
3.718%, 08/15/2048	678,000	704,982
Series 2015-C4, Class A4,
3.808%, 11/15/2048	1,728,000	1,805,965
Series 2016-C5, Class ASB,
3.532%, 11/15/2048	261,000	269,116
DBJPM Mortgage Trust
Series 2017-C6, Class ASB
3.121%, 06/10/2050	298,000	300,503
GS Mortgage Securities Trust
Series 2012-GCJ7, Class AAB,
2.935%, 05/10/2045	198,060	200,231
Series 2013-GC16, Class A2,
3.033%, 11/10/2046	402,174	404,418
Series 2014-GC18, Class A3,
3.801%, 01/10/2047	447,000	467,989
Series 2016-GS3, Class A4,
2.850%, 10/10/2049	508,000	498,159
Series 2016-GS3, Class AAB,
2.777%, 10/10/2049	762,000	757,465
Impact Funding Affordable Multifamily
Housing Mortgage Loan Trust
Series 2010-1, Class A1
5.314%, 01/25/2051 (D)	2,828,154	3,079,467
JPMBB Commercial Mortgage
Securities Trust
Series 2013-C15, Class A2,
2.977%, 11/15/2045	669,386	672,670
Series 2014-C21, Class A5,
3.775%, 08/15/2047	1,115,000	1,167,365
Series 2014-C23, Class A4,
3.670%, 09/15/2047	567,000	589,761
Series 2015-C28, Class A2,
2.773%, 10/15/2048	470,000	473,096
Series 2015-C28, Class A3,
2.912%, 10/15/2048	2,646,000	2,628,754
Series 2015-C28, Class A4,
3.227%, 10/15/2048	751,000	760,023
Series 2015-C30, Class A5,
3.822%, 07/15/2048	848,000	890,547
Series 2015-C30, Class AS,
4.226%, 07/15/2048 (F)	682,000	717,972
Series 2015-C30, Class ASB,
3.559%, 07/15/2048	678,000	701,527
Series 2016-C1, Class ASB,
3.316%, 03/15/2049	1,196,000	1,221,668

The accompanying notes are an integral part of the financial statements.	33

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
JPMCC Commercial Mortgage
Securities Trust
Series 2017-JP5, Class ASB,
3.548%, 03/15/2050	$1,441,000	$1,489,176
Series 2017-JP6, Class ASB,
3.282%, 07/15/2050	563,000	573,041
JPMDB Commercial Mortgage Securities
Trust
Series 2017-C5, Class ASB
3.491%, 03/15/2050	202,000	208,095
JPMorgan Chase Commercial Mortgage
Securities Trust
Series 2010-C2, Class A2,
3.616%, 11/15/2043 (D)	50,705	51,310
Series 2010-CNTR, Class A2,
4.311%, 08/05/2032 (D)	1,318,525	1,350,652
Series 2011-C4, Class A3,
4.106%, 07/15/2046 (D)	2,218,299	2,226,057
Series 2012-CBX, Class A4,
3.483%, 06/15/2045	813,000	836,424
Series 2012-LC9, Class A5,
2.840%, 12/15/2047	1,233,000	1,239,421
Series 2013-C13, Class A2,
2.665%, 01/15/2046	1,539,182	1,544,270
Series 2014-C20, Class A2,
2.872%, 07/15/2047	450,000	453,217
Series 2014-C20, Class A5,
3.805%, 07/15/2047	55,000	57,581
Series 2015-JP1, Class ASB,
3.733%, 01/15/2049	605,000	630,996
Series 2016-JP2, Class A1,
1.324%, 08/15/2049	699,236	688,586
Series 2016-JP2, Class ASB,
2.713%, 08/15/2049	688,000	680,299
JPMorgan Mortgage Trust
Series 2016-5, Class A1
2.600%, 12/25/2046 (D)(F)	2,088,105	2,079,578
Morgan Stanley Bank of America Merrill
Lynch Trust
Series 2013-C10, Class A2,
2.964%, 07/15/2046	177,068	177,328
Series 2013-C9, Class A2,
1.970%, 05/15/2046	65,493	65,446
Series 2015-C27, Class A4,
3.753%, 12/15/2047	896,000	939,446
Series 2016-C28, Class A4,
3.544%, 01/15/2049	328,000	338,168
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A3,
3.540%, 12/15/2048	473,000	488,449
Series 2016-UB11, Class A1,
1.445%, 08/15/2049	982,515	966,534
Series 2016-UB11, Class ASB,
2.606%, 08/15/2049	579,000	567,860
Series 2016-UBS9, Class A1,
1.711%, 03/15/2049	590,945	585,479
Morgan Stanley Capital I, Inc.
Series 2017-HR2, Class A4
3.587%, 12/15/2050	554,000	573,750
UBS Commercial Mortgage Trust
Series 2017-C7, Class A4
3.679%, 12/15/2050	867,000	900,745

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
UBS-Barclays Commercial Mortgage
Trust
Series 2012-C2, Class A4
3.525%, 05/10/2063	$779,000	$804,460
		56,799,688
U.S. Government Agency – 2.5%
Federal Home Loan Mortgage Corp.
Series 3829, Class ED,
3.500%, 10/15/2028	133,270	133,548
Series 3838, Class QE,
3.500%, 01/15/2029	318,357	319,643
Series 4425, Class A,
4.000%, 09/15/2040	965,579	1,007,622
Series 4529, Class HC,
3.000%, 10/15/2039	459,532	461,185
Series 4604, Class AB,
3.000%, 08/15/2046	1,129,609	1,139,297
Series 4640, Class LD,
4.000%, 09/15/2043	3,802,186	3,965,718
Series 4700, Class QJ,
4.000%, 07/15/2044	2,927,817	3,057,111
Series 4705, Class A,
4.500%, 09/15/2042	1,940,296	2,047,171
Series 4742, Class PA,
3.000%, 10/15/2047	8,241,032	8,308,776
Federal National Mortgage Association
Series 2007-108, Class AN,
8.048%, 11/25/2037 (F)	262,029	300,589
Series 2011-43, Class AN,
3.500%, 12/25/2028	269,628	269,913
Series 2013-30, Class CA,
1.500%, 04/25/2043	563,406	515,367
Series 2014-40, Class EP,
3.500%, 10/25/2042	868,400	894,300
Series 2015-M3, Class FA (1 month
LIBOR + 0.220%),
1.458%, 06/25/2018 (B)	87,584	87,545
Series 2016-59, Class CA,
3.500%, 09/25/2043	4,081,111	4,218,079
Series 2017-13, Class PA,
3.000%, 08/25/2046	1,525,473	1,534,295
Series 2017-M13, Class A2,
2.939%, 09/25/2027 (F)	959,000	964,644
Series 2017-M4, Class A2,
2.597%, 12/25/2026 (F)	1,017,000	996,143
Series 2017-M7, Class A2,
2.961%, 02/25/2027 (F)	899,000	903,617
		31,124,563
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $88,943,586)		$87,924,251

ASSET BACKED SECURITIES –
13.1%
Ally Master Owner Trust
Series 2017-1, Class A (1 month
LIBOR + 0.400%)
1.877%, 02/15/2021 (B)	755,000	756,691
Avis Budget Rental Car Funding
AESOP LLC
Series 2017-2A, Class A
2.970%, 03/20/2024 (D)	2,008,000	2,007,671

The accompanying notes are an integral part of the financial statements.	34

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
California Republic Auto
Receivables Trust
Series 2016-1, Class A4
2.240%, 10/15/2021	$955,000	$955,373
Series 2017-1, Class A3
1.900%, 03/15/2021	1,095,000	1,091,077
Series 2017-1, Class A4
2.280%, 06/15/2022	502,000	500,156
Capital Auto Receivables Asset Trust
Series 2015-4, Class A2
1.620%, 03/20/2019	100,726	100,717
Series 2015-4, Class A4
2.010%, 07/20/2020	958,000	957,708
Series 2016-2, Class A4
1.980%, 10/20/2020	765,000	763,936
Series 2016-3, Class A2A
1.360%, 04/22/2019	84,151	84,125
Series 2016-3, Class A4
1.690%, 03/20/2021	601,000	596,597
Capital One Multi-Asset Execution Trust
Series 2015-A1, Class A1
1.390%, 01/15/2021	153,000	152,912
Series 2016-A5, Class A5
1.660%, 06/17/2024	1,243,000	1,211,600
Series 2017-A6, Class A6
2.290%, 07/15/2025	321,000	318,729
College Ave Student Loans LLC
Series 2017-A, Class A1 (1 month
LIBOR + 1.650%)
2.978%, 11/26/2046 (B)(D)	1,043,054	1,068,765
Hertz Vehicle Financing II LP
Series 2015-1A, Class A
2.730%, 03/25/2021 (D)	2,321,000	2,327,408
Series 2015-3A, Class A
2.670%, 09/25/2021 (D)	2,311,000	2,287,461
Series 2016-2A, Class A
2.950%, 03/25/2022 (D)	1,182,000	1,178,319
Series 2016-3A, Class A
2.270%, 07/25/2020 (D)	1,647,000	1,639,081
Series 2016-3A, Class B
3.110%, 07/25/2020 (D)	514,000	511,279
Series 2016-4A, Class A
2.650%, 07/25/2022 (D)	1,568,000	1,539,163
Series 2017-2A, Class A
3.290%, 10/25/2023 (D)	2,194,000	2,197,590
Navient Private Education Loan Trust
Series 2014-AA, Class A3 (1 month
LIBOR + 1.600%)
3.077%, 10/15/2031 (B)(D)	1,490,000	1,520,554
Series 2014-CTA, Class A (1 month
LIBOR + 0.700%)
2.177%, 09/16/2024 (B)(D)	746,860	748,822
Series 2015-AA, Class A2B (1 month
LIBOR + 1.200%)
2.677%, 12/15/2028 (B)(D)	472,594	481,884
Series 2015-CA, Class B
3.250%, 05/15/2040 (D)	1,012,000	1,019,615
Series 2016-AA, Class A2A
3.910%, 12/15/2045 (D)	3,025,463	3,108,441
Series 2016-AA, Class A2B (1 month
LIBOR + 2.150%)
3.627%, 12/15/2045 (B)(D)	889,899	928,086
Series 2017-A, Class A2A
2.880%, 12/16/2058 (D)	1,434,000	1,421,432

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
Navient Private Education
Loan Trust (continued)
Series 2017-A, Class A2B (1 month
LIBOR + 0.900%)
2.377%, 12/16/2058 (B)(D)	$1,457,000	$1,456,998
Navient Student Loan Trust
Series 2014-1, Class A3 (1 month
LIBOR + 0.510%)
1.838%, 06/25/2031 (B)	1,200,000	1,196,317
Series 2016-1A, Class A (1 month
LIBOR + 0.700%)
2.028%, 02/25/2070 (B)(D)	4,277,611	4,290,823
Series 2016-5A, Class A (1 month
LIBOR + 1.250%)
2.802%, 06/25/2065 (B)(D)	673,040	687,344
Series 2016-7A, Class A (1 month
LIBOR + 1.150%)
2.702%, 03/25/2066 (B)(D)	1,434,996	1,468,456
Series 2017-1A, Class A3 (1 month
LIBOR + 1.150%)
2.702%, 07/26/2066 (B)(D)	5,087,000	5,208,494
Series 2017-2A, Class A (1 month
LIBOR + 1.050%)
2.602%, 12/27/2066 (B)(D)	3,328,592	3,368,679
Series 2017-3A, Class A3 (1 month
LIBOR + 1.050%)
2.602%, 07/26/2066 (B)(D)	2,576,000	2,643,797
Series 2017-4A, Class A3 (1 month
LIBOR + 1.000%)
2.552%, 09/27/2066 (B)(D)	3,738,000	3,773,781
Series 2017-5A, Class A (1 month
LIBOR + 0.800%)
2.352%, 07/26/2066 (B)(D)	4,759,996	4,776,215
Nelnet Student Loan Trust
Series 2004-3, Class A5 (3 month
LIBOR + 0.180%)
1.547%, 10/27/2036 (B)	1,836,949	1,815,907
Series 2004-4, Class A5 (3 month
LIBOR + 0.160%)
1.527%, 01/25/2037 (B)	1,068,662	1,057,590
Series 2005-1, Class A5 (3 month
LIBOR + 0.110%)
1.477%, 10/25/2033 (B)	4,238,895	4,160,129
Series 2005-2, Class A5 (3 month
LIBOR + 0.100%)
1.423%, 03/23/2037 (B)	1,194,764	1,181,666
Series 2005-3, Class A5 (3 month
LIBOR + 0.120%)
1.443%, 12/24/2035 (B)	2,949,087	2,914,836
Series 2005-4, Class A4 (3 month
LIBOR + 0.180%)
1.503%, 03/22/2032 (B)	859,000	831,077
Series 2006-2, Class A6 (3 month
LIBOR + 0.120%)
1.487%, 04/25/2031 (B)	2,969,000	2,977,220
Series 2010-4A, Class A (1 month
LIBOR + 0.800%)
2.128%, 04/25/2046 (B)(D)	486,941	491,824
Series 2016-1A, Class A (1 month
LIBOR + 0.800%)
2.128%, 09/25/2065 (B)(D)	1,523,157	1,543,593
Series 2017-2A, Class A (1 month
LIBOR + 0.770%)
2.322%, 09/25/2065 (B)(D)	2,383,293	2,392,195

The accompanying notes are an integral part of the financial statements.	35

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
Nelnet Student Loan Trust (continued)
Series 2017-3A, Class A (1 month
LIBOR + 0.850%)
2.322%, 02/25/2066 (B)(D)	$2,197,000	$2,196,993
Santander Drive Auto Receivables Trust
Series 2017-3, Class A3
1.870%, 06/15/2021	1,070,000	1,065,569
SLC Student Loan Trust
Series 2005-3, Class A3 (3 month
LIBOR + 0.120%)
1.708%, 06/15/2029 (B)	2,971,387	2,947,684
SLM Private Education Loan Trust
Series 2012-D, Class A2
2.950%, 02/15/2046 (D)	187,913	188,023
Series 2013-C, Class A2A
2.940%, 10/15/2031 (D)	856,693	862,257
SLM Student Loan Trust
Series 2003-1, Class ASC (3 month
LIBOR + 0.750%)
2.338%, 12/15/2032 (B)(D)	1,001,644	993,260
Series 2004-10, Class A7A (3 month
LIBOR + 0.750%)
2.117%, 10/25/2029 (B)(D)	2,394,000	2,394,090
Series 2005-6, Class A5B (3 month
LIBOR + 1.200%)
2.567%, 07/27/2026 (B)	160,969	161,444
Series 2006-3, Class A5 (3 month
LIBOR + 0.100%)
1.467%, 01/25/2021 (B)	2,138,744	2,125,406
Series 2007-2, Class A4 (3 month
LIBOR + 0.060%)
1.427%, 07/25/2022 (B)	3,133,000	3,045,219
Series 2010-1, Class A (1 month
LIBOR + 0.400%)
1.728%, 03/25/2025 (B)	1,327,808	1,313,205
Series 2012-1, Class A3 (1 month
LIBOR + 0.950%)
2.278%, 09/25/2028 (B)	3,176,544	3,208,191
Series 2012-2, Class A (1 month
LIBOR + 0.700%)
2.028%, 01/25/2029 (B)	1,811,760	1,818,399
Series 2012-3, Class A (1 month
LIBOR + 0.650%)
1.978%, 12/27/2038 (B)	885,685	890,682
Series 2012-6, Class A3 (1 month
LIBOR + 0.750%)
2.078%, 05/26/2026 (B)	1,775,725	1,766,275
Series 2012-6, Class B (1 month
LIBOR + 1.000%)
2.328%, 04/27/2043 (B)	776,000	710,327
Series 2013-1, Class B (1 month
LIBOR + 1.800%)
3.128%, 11/25/2070 (B)	336,000	336,980
SMB Private Education Loan Trust
Series 2015-A, Class A2A
2.490%, 06/15/2027 (D)	590,653	589,357
Series 2015-A, Class A2B (1 month
LIBOR + 1.000%)
2.477%, 06/15/2027 (B)(D)	2,538,911	2,575,167
Series 2015-B, Class A2A
2.980%, 07/15/2027 (D)	724,307	728,412
Series 2015-B, Class A2B (1 month
LIBOR + 1.200%)
2.677%, 07/15/2027 (B)(D)	2,326,621	2,362,038

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
SMB Private Education
Loan Trust (continued)
Series 2015-C, Class A2A
2.750%, 07/15/2027 (D)	$999,012	$1,000,546
Series 2015-C, Class A2B (1 month
LIBOR + 1.400%)
2.877%, 07/15/2027 (B)(D)	832,800	851,323
Series 2016-A, Class A2A
2.700%, 05/15/2031 (D)	3,092,000	3,075,969
Series 2016-A, Class A2B (1 month
LIBOR + 1.500%)
2.977%, 05/15/2031 (B)(D)	2,361,000	2,426,685
Series 2016-B, Class A2A
2.430%, 02/17/2032 (D)	364,000	357,747
Series 2016-B, Class A2B (1 month
LIBOR + 1.450%)
2.927%, 02/17/2032 (B)(D)	3,521,000	3,641,698
Series 2016-C, Class A2A
2.340%, 09/15/2034 (D)	2,576,000	2,521,254
Series 2016-C, Class A2B (1 month
LIBOR + 1.100%)
2.577%, 09/15/2034 (B)(D)	2,520,000	2,562,643
Series 2017-A, Class A2A
2.880%, 09/15/2034 (D)	1,300,000	1,302,086
Series 2017-A, Class A2B (1 month
LIBOR + 0.900%)
2.377%, 09/15/2034 (B)(D)	3,397,000	3,439,307
Series 2017-B, Class A2A
2.820%, 10/15/2035 (D)	1,785,000	1,777,943
Series 2017-B, Class A2B (1 month
LIBOR + 0.750%)
2.101%, 10/15/2035 (B)(D)	1,800,000	1,806,615
SoFi Professional Loan Program LLC
Series 2016-A, Class A2
2.760%, 12/26/2036 (D)	1,489,261	1,487,537
Series 2016-D, Class A1 (1 month
LIBOR + 0.950%)
2.502%, 01/25/2039 (B)(D)	318,947	322,069
Series 2016-E, Class A1 (1 month
LIBOR + 0.850%)
2.402%, 07/25/2039 (B)(D)	820,599	828,208
Series 2017-A, Class A1 (1 month
LIBOR + 0.700%)
2.252%, 03/26/2040 (B)(D)	734,239	738,305
Series 2017-A, Class A2B
2.400%, 03/26/2040 (D)	821,000	808,131
Series 2017-B, Class A2FX
2.740%, 05/25/2040 (D)	892,000	889,244
Series 2017-C, Class A2B
2.630%, 07/25/2040 (D)	1,350,000	1,341,135
Series 2017-D, Class A2FX
2.650%, 09/25/2040 (D)	316,000	314,041
Series 2017-E, Class A1 (1 month
LIBOR + 0.500%)
2.052%, 11/26/2040 (B)(D)	696,759	697,629
Series 2017-E, Class A2B
2.720%, 11/26/2040 (D)	2,240,000	2,228,679
Series 2017-F, Class A2FX
2.840%, 01/25/2041 (D)	2,310,000	2,312,723
Synchrony Credit Card Master
Note Trust
Series 2015-1, Class A
2.370%, 03/15/2023	699,000	701,043
Series 2016-2, Class A
2.210%, 05/15/2024	442,000	439,344

The accompanying notes are an integral part of the financial statements.	36

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
Synchrony Credit Card Master
Note Trust (continued)
Series 2016-3, Class A
1.580%, 09/15/2022	$2,768,000	$2,738,727
Series 2017-2, Class A
2.620%, 10/15/2025	1,951,000	1,950,119
TCF Auto Receivables Owner Trust
Series 2016-1A, Class A4
2.030%, 02/15/2022 (D)	414,000	410,877
World Financial Network Credit Card
Master Trust
Series 2015-B, Class A
2.550%, 06/17/2024	105,000	105,383
Series 2016-A, Class A
2.030%, 04/15/2025	2,911,000	2,858,279
Series 2016-C, Class A
1.720%, 08/15/2023	1,112,000	1,102,270
Series 2017-A, Class A
2.120%, 03/15/2024	1,689,000	1,681,977
Series 2017-C, Class A
2.310%, 08/15/2024	2,481,000	2,470,326
World Omni Auto Receivables Trust
Series 2014-B, Class A4
1.680%, 12/15/2020	494,000	493,032
TOTAL ASSET BACKED SECURITIES
(Cost $162,875,006)		$163,674,005

SECURITIES LENDING COLLATERAL – 0.1%
John Hancock Collateral Trust,
1.3985% (G)(H)	156,215	1,562,729
TOTAL SECURITIES LENDING COLLATERAL
(Cost $1,562,808)		$1,562,729

SHORT-TERM INVESTMENTS – 1.2%
Money market funds – 1.2%
State Street Institutional
U.S. Government Money Market
Fund, Premier Class, 1.2075% (G)	14,148,744	14,148,744
TOTAL SHORT-TERM INVESTMENTS (Cost $14,148,744)		$14,148,744
Total Investments (Core Bond Trust)
(Cost $1,373,151,833) – 110.1%		$1,371,601,489
Other assets and liabilities, net – (10.1%)		(126,011,089)
TOTAL NET ASSETS – 100.0%		$1,245,590,400

SALE COMMITMENTS
OUTSTANDING - (1.6)%
U.S. Government Agency - (1.6)%
Federal National Mortgage Association
4.500%, TBA (A)	$(6,500,000)	$(6,907,571)
4.500%, TBA (A)	(7,400,000)	(7,873,254)
		(14,780,825)
Government National Mortgage
Association
4.500%, TBA (A)	(4,700,000)	(4,939,110)
TOTAL SALE COMMITMENTS OUTSTANDING
(Cost $(19,746,914))		$(19,719,935)

Security Abbreviations and Legend

LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(D)

These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $177,072,472 or 14.2% of the fund’s net assets as of 12-31-17.

(E)	A portion of this security is on loan as of 12-31-17.
(F)

Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.

(G)	The rate shown is the annualized seven-day yield as of 12-31-17.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Global Bond Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 26.1%
U.S. Government - 3.5%
U.S. Treasury Bonds
2.875%, 05/15/2043 (A)	$500,000	$513,574
3.000%, 05/15/2045	700,000	734,338
3.125%, 02/15/2043 (A)	400,000	429,286
3.625%, 08/15/2043	600,000	699,549
4.625%, 02/15/2040 (A)	600,000	797,176
U.S. Treasury Inflation
Protected Securities
0.125%, 04/15/2022 to 07/15/2024	5,649,156	5,601,161
1.750%, 01/15/2028	1,530,659	1,721,609
2.500%, 01/15/2029 (A)	8,501,860	10,320,858
		20,817,551
U.S. Government Agency - 22.6%
Federal Home Loan Mortgage Corp.
3.000%, TBA (B)	1,000,000	999,027
3.601%, (12 month LIBOR +
1.851%), 03/01/2035 (C)	45,108	47,331
Federal National Mortgage Association
3.000%, TBA (B)	6,700,000	6,704,998
3.133%, (12 month LIBOR +
1.382%), 12/01/2034 (C)	88,071	90,863
3.387%, (12 month LIBOR +
1.637%), 05/01/2035 (C)	39,384	41,114
3.401%, (1 Year CMT + 2.360%),
11/01/2034 (C)	445,632	470,770
3.500%, TBA (B)	56,100,000	57,486,792
4.000%, TBA (B)	63,600,000	66,452,042
4.500%, 08/01/2023 to 09/01/2044	616,124	656,018
Government National Mortgage
Association
2.250%, (1 Year CMT + 1.500%),
11/20/2023 to 10/20/2026 (C)	28,035	28,498
2.375%, (1 Year CMT + 1.500%),
02/20/2024 to 01/20/2030 (C)	22,368	22,797
2.625%, (1 Year CMT + 1.500%),
04/20/2030 to 06/20/2030 (C)	19,973	20,552
		133,020,802
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $154,144,111)		$153,838,353

The accompanying notes are an integral part of the financial statements.	37

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS - 26.4%
Argentina - 0.1%
Republic of Argentina
3.375%, 01/15/2023	EUR	700,000	$856,222
Australia - 0.1%
New South Wales Treasury Corp.,
Inflation-Linked Bond
3.507%, 11/20/2025	AUD	300,000	338,592
Canada - 3.0%
Government of Canada
1.500%, 12/01/2044	CAD	452,932	441,643
Province of Alberta
1.250%, 06/01/2020		2,700,000	2,114,205
2.350%, 06/01/2025		2,700,000	2,119,747
Province of British Columbia
2.300%, 06/18/2026		1,400,000	1,095,319
Province of Ontario
2.400%, 06/02/2026		100,000	78,504
2.500%, 04/27/2026		$800,000	784,267
3.500%, 06/02/2024	CAD	5,100,000	4,316,539
Province of Quebec
2.750%, 08/25/2021		$1,200,000	1,212,679
3.000%, 09/01/2023	CAD	1,700,000	1,400,613
4.250%, 12/01/2021		4,500,000	3,862,303
			17,425,819
France - 1.9%
Government of France
2.000%, 05/25/2048 (D)	EUR	6,600,000	8,372,052
3.250%, 05/25/2045		1,800,000	2,916,915
			11,288,967
Ireland - 0.3%
Republic of Ireland
1.000%, 05/15/2026		1,500,000	1,846,996
Italy - 5.7%
Republic of Italy
0.750%, 01/15/2018		5,000,000	6,003,120
1.450%, 11/15/2024		8,300,000	9,994,431
2.450%, 09/01/2033 (D)		2,300,000	2,707,656
2.700%, 03/01/2047 (D)		300,000	328,249
2.800%, 03/01/2067 (D)		1,600,000	1,661,674
3.250%, 09/01/2046 (D)		200,000	244,377
3.450%, 03/01/2048 (D)		9,550,000	11,903,703
6.000%, 08/04/2028	GBP	600,000	1,012,312
			33,855,522
Japan - 3.7%
Government of Japan
0.500%, 09/20/2046	JPY	370,000,000	3,042,134
1.600%, 03/20/2033		840,000,000	8,873,106
Japan Bank for International Cooperation
2.000%, 11/04/2021		$1,800,000	1,764,404
2.375 to 2.375%, 07/21/2022 to
11/16/2022		1,000,000	987,772
2.500%, 06/01/2022		500,000	497,829
Japan Finance Organization
for Municipalities
2.125%, 04/13/2021 (D)		2,500,000	2,456,448
2.125%, 04/13/2021		900,000	884,407
Tokyo Metropolitan Government
2.000%, 05/17/2021 (D)		1,200,000	1,169,725
2.500%, 06/08/2022 (D)		2,300,000	2,276,002
			21,951,827
Kuwait - 0.9%
State of Kuwait
2.750%, 03/20/2022 (D)		1,200,000	1,195,680

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
Kuwait (continued)
State of Kuwait (continued)
3.500%, 03/20/2027 (D)		$3,800,000	$3,859,326
			5,055,006
New Zealand - 0.8%
Dominion of New Zealand
5.000%, 03/15/2019	NZD	6,300,000	4,626,366
Norway - 0.1%
Government of Norway
3.750%, 05/25/2021 (D)	NOK	3,800,000	506,783
Peru - 0.3%
Republic of Peru
8.200%, 08/12/2026	PEN	3,900,000	1,481,518
Poland - 0.2%
Republic of Poland
2.250%, 04/25/2022	PLN	4,600,000	1,309,002
3.250%, 07/25/2025		100,000	28,977
			1,337,979
Qatar - 0.1%
Government of Qatar
4.500%, 01/20/2022		$700,000	737,100
Saudi Arabia - 1.4%
Kingdom of Saudi Arabia
2.375%, 10/26/2021		5,500,000	5,366,262
2.875%, 03/04/2023 (D)		400,000	393,209
3.250%, 10/26/2026		600,000	588,451
3.625%, 03/04/2028 (D)		1,200,000	1,189,200
KSA Sukuk, Ltd.
2.894%, 04/20/2022 (D)		600,000	595,730
			8,132,852
Slovenia - 1.4%
Republic of Slovenia
4.125%, 02/18/2019 (D)		1,600,000	1,635,200
4.125%, 02/18/2019		1,550,000	1,584,100
4.750%, 05/10/2018		400,000	404,051
5.250%, 02/18/2024 (D)		2,550,000	2,916,466
5.250%, 02/18/2024		1,100,000	1,258,557
5.500%, 10/26/2022		200,000	225,984
			8,024,358
Spain - 2.9%
Autonomous Community of Catalonia
4.750%, 06/04/2018	EUR	800,000	972,058
4.900%, 09/15/2021		850,000	1,076,169
4.950%, 02/11/2020		1,300,000	1,647,086
Kingdom of Spain
1.450%, 10/31/2027 (D)		1,300,000	1,544,288
1.500%, 04/30/2027 (D)		1,400,000	1,688,344
1.950%, 04/30/2026 (D)		6,100,000	7,722,706
2.150%, 10/31/2025 (D)		200,000	258,401
2.900%, 10/31/2046 (D)		2,000,000	2,434,823
			17,343,875
United Arab Emirates - 0.5%
Abu Dhabi Government
2.500%, 10/11/2022 (D)		$1,800,000	1,764,000
3.125%, 10/11/2027 (D)		1,100,000	1,075,536
			2,839,536
United Kingdom - 3.0%
Government of United Kingdom
3.250%, 01/22/2044	GBP	3,700,000	6,505,715
3.500%, 01/22/2045		1,100,000	2,028,707
4.250%, 12/07/2040		4,000,000	7,954,991

The accompanying notes are an integral part of the financial statements.	38

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT
OBLIGATIONS (continued)
United Kingdom (continued)
Government of
United Kingdom (continued)
4.750%, 12/07/2038	GBP	600,000	$1,242,193
			17,731,606
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $151,912,351)			$155,380,924

CORPORATE BONDS - 36.3%
Australia - 0.4%
Westpac Banking Corp.
1.850%, 11/26/2018 (D)		$2,300,000	2,295,584
Belgium - 0.3%
KBC Bank NV (8.000% to 1-25-18, then
5 Year U.S. Swap Rate + 7.097%)
01/25/2023		1,600,000	1,607,552
Brazil - 0.8%
Petrobras Global Finance BV
4.375%, 05/20/2023		800,000	791,176
5.999%, 01/27/2028 (D)		1,868,000	1,872,670
7.250%, 03/17/2044		1,300,000	1,352,000
8.375%, 12/10/2018		500,000	524,350
			4,540,196
Canada - 0.8%
Air Canada Pass Through Trust
3.300%, 07/15/2031 (D)		300,000	303,135
Enbridge, Inc.
3.700%, 07/15/2027		600,000	602,357
Enbridge, Inc. (3 month LIBOR +
0.700%)
2.288%, 06/15/2020 (C)		500,000	504,644
Royal Bank of Canada
2.300%, 03/22/2021		1,600,000	1,590,360
The Bank of Nova Scotia
1.875%, 04/26/2021		1,700,000	1,666,751
			4,667,247
Cayman Islands - 0.2%
Preferred Term Securities XXVI, Ltd. (3
month LIBOR + 0.300%)
1.888%, 09/22/2037 (C)(D)		1,292,659	1,056,748
Denmark - 5.8%
BRFkredit A/S
2.000%, 10/01/2047	DKK	7,212,346	1,168,794
Nordea Kredit Realkreditaktieselskab
1.000%, 04/01/2018		10,200,000	1,650,630
2.000%, 10/01/2047 to 10/01/2050		27,231,014	4,423,303
2.500%, 10/01/2037 to 10/01/2047		995,696	169,330
Nykredit Realkredit A/S
1.000%, 04/01/2018		8,500,000	1,373,943
2.000%, 10/01/2037 to 10/01/2047		65,333,916	10,655,684
2.500%, 10/01/2037 to 10/01/2047		15,976,116	2,718,870
3.000%, 10/01/2047		79,351	13,675
6.000%, 10/01/2029		37,606	7,252
Realkredit Danmark A/S
1.000%, 04/01/2018 to 04/01/2018		18,400,000	2,973,844
2.000%, 01/01/2018 to 10/01/2047		40,714,470	6,650,374
2.500%, 10/01/2037 to 07/01/2047		12,810,563	2,177,988
Realkredit Danmark A/S (6 month
CIBOR + 0.850%)
0.680%, 01/01/2038 (C)		226,853	38,316
			34,022,003

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
France - 1.6%
Credit Agricole SA (8.125% to 9-19-18,
then 5 Year U.S. Swap Rate +
6.283%)
09/19/2033		$1,480,000	$1,536,018
Dexia Credit Local SA
0.750%, 01/25/2023	EUR	700,000	861,919
1.875%, 09/15/2021 (D)		$3,100,000	3,027,662
2.000%, 01/22/2021	EUR	900,000	1,149,239
2.250%, 02/18/2020 (D)		$2,600,000	2,593,888
			9,168,726
Germany - 0.5%
Deutsche Bank AG
4.250%, 10/14/2021		2,700,000	2,815,886
Guernsey, Channel Islands - 0.1%
Credit Suisse Group Funding
Guernsey, Ltd.
3.800%, 06/09/2023		400,000	412,456
Ireland - 0.4%
AerCap Ireland Capital DAC
3.750%, 05/15/2019		300,000	304,722
Bank of Ireland (7.375% to 6-18-20,
then 5 Year Euro Swap Rate +
6.956%)
06/18/2020 (E)	EUR	800,000	1,075,065
Shire Acquisitions Investments
Ireland DAC
1.900%, 09/23/2019		$1,000,000	990,839
2.400%, 09/23/2021		300,000	295,246
			2,665,872
Italy - 0.6%
Banca Carige SpA
3.875%, 10/24/2018	EUR	2,800,000	3,453,042
Ivory Coast - 0.4%
African Development Bank
5.250%, 03/23/2022	AUD	2,900,000	2,495,798
Japan - 1.6%
Central Nippon Expressway
Company, Ltd.
2.091%, 09/14/2021		$500,000	487,538
Central Nippon Expressway
Company, Ltd. (3 month LIBOR +
0.540%)
1.931%, 08/04/2020 (C)		3,100,000	3,102,666
Mitsubishi UFJ Financial Group, Inc.
2.950%, 03/01/2021		600,000	605,420
Mizuho Financial Group, Inc.
2.953%, 02/28/2022		1,800,000	1,804,087
Mizuho Financial Group, Inc. (3 month
LIBOR + 0.880%)
2.416%, 09/11/2022 (C)		600,000	604,056
ORIX Corp.
3.250%, 12/04/2024		300,000	298,973
Sumitomo Mitsui Financial Group, Inc.
(3 month LIBOR + 1.680%)
3.216%, 03/09/2021 (C)		2,300,000	2,378,521
			9,281,261
Luxembourg - 0.1%
Allergan Funding SCS
3.850%, 06/15/2024		500,000	512,268
Emerald Bay SA
0.000%, 10/08/2020 (C)(D)	EUR	291,000	322,097
			834,365

The accompanying notes are an integral part of the financial statements.	39

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Netherlands - 2.5%
ABN AMRO Bank NV
3.500%, 01/12/2018	EUR	2,000,000	$2,401,177
Cooperatieve Rabobank UA
6.875%, 03/19/2020		1,550,000	2,136,490
ING Bank NV
2.625%, 12/05/2022		$3,500,000	3,502,160
2.625%, 12/05/2022 (D)		1,800,000	1,801,121
ING Bank NV (4.125% to 11-21-18,
then 5 Year U.S. ISDAFIX + 2.700%)
11/21/2023		2,900,000	2,928,780
LeasePlan Corp. NV
2.875%, 01/22/2019 (D)		600,000	600,367
Stichting AK Rabobank Certificaten
6.500%, 03/29/2018 (E)	EUR	200,000	297,779
Teva Pharmaceutical Finance
Netherlands III BV
1.700%, 07/19/2019		$1,400,000	1,360,103
			15,027,977
Norway - 0.3%
DNB Boligkreditt AS
2.500%, 03/28/2022 (D)		1,500,000	1,495,449
Russia - 0.4%
Gazprom OAO
9.250%, 04/23/2019		1,900,000	2,050,092
Sberbank of Russia
3.080%, 03/07/2019	EUR	500,000	613,779
			2,663,871
Singapore - 0.1%
BOC Aviation, Ltd.
2.750%, 09/18/2022 (D)		$200,000	195,755
3.500%, 09/18/2027 (D)		400,000	388,117
			583,872
Sweden - 5.2%
Lansforsakringar Hypotek AB
1.250%, 09/20/2023	SEK	26,400,000	3,248,908
2.250%, 09/21/2022		23,300,000	3,032,994
Nordea Hypotek AB
1.000%, 04/08/2022		40,400,000	5,000,290
Skandinaviska Enskilda Banken AB
1.500%, 12/15/2021		8,000,000	1,011,311
Stadshypotek AB
1.500%, 12/15/2021		32,000,000	4,045,245
4.500%, 09/21/2022		45,000,000	6,435,761
Sveriges Sakerstallda Obligationer AB
1.250%, 06/15/2022		17,000,000	2,122,852
2.000%, 06/17/2026		4,000,000	504,995
Swedbank AB
2.200%, 03/04/2020 (D)		$700,000	697,075
1.000%, 09/15/2021 to 06/15/2022	SEK	36,100,000	4,471,270
			30,570,701
Switzerland - 2.2%
Credit Suisse AG
6.500%, 08/08/2023		$1,122,000	1,254,755
6.500%, 08/08/2023 (D)		400,000	447,600
Credit Suisse Group AG (3 month
LIBOR + 1.200%)
2.774%, 12/14/2023 (C)(D)		2,400,000	2,422,740
UBS AG
2.200%, 06/08/2020 (D)		1,200,000	1,192,301
7.625%, 08/17/2022		2,950,000	3,446,190
UBS AG (3 month LIBOR + 0.580%)
2.103%, 06/08/2020 (C)(D)		1,800,000	1,807,852

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Switzerland (continued)
UBS AG (4.750% to 5-22-18, then 5
Year U.S. Swap Rate + 3.765%)
05/22/2023		$1,000,000	$1,006,878
UBS Group Funding Switzerland AG (3
month LIBOR + 0.950%)
2.366%, 08/15/2023 (C)(D)		1,500,000	1,506,293
			13,084,609
United Kingdom - 3.9%
Barclays Bank PLC
7.625%, 11/21/2022		1,400,000	1,585,500
Barclays Bank PLC (7.750% to 4-10-18,
then 5 Year U.S. Swap Rate +
6.833%)
04/10/2023		5,000,000	5,075,000
Barclays PLC (6.500% to 9-15-19, then
5 Year Euro Swap Rate + 5.875%)
09/15/2019 (E)	EUR	600,000	768,429
Barclays PLC (7.000% to 9-15-19, then
5 Year British Pound Swap Rate +
5.084%)
09/15/2019 (E)	GBP	400,000	567,630
Barclays PLC (8.250% to 12-15-18, then
5 Year U.S. Swap Rate + 6.705%)
12/15/2018 (E)		$600,000	628,950
BAT International Finance PLC
1.625%, 09/09/2019		800,000	787,704
European Bank for Reconstruction &
Development
0.500%, 12/21/2023	AUD	200,000	133,757
HBOS PLC
5.374%, 06/30/2021	EUR	1,000,000	1,403,718
Lloyds Banking Group PLC (7.000% to
6-27-19, then 5 Year British Pound
Swap Rate + 5.060%)
06/27/2019 (E)	GBP	700,000	996,330
RAC Bond Company PLC
4.870%, 05/06/2046		400,000	594,277
Reckitt Benckiser Treasury Services PLC
2.375%, 06/24/2022 (D)		$600,000	588,157
Santander UK Group Holdings PLC
4.750%, 09/15/2025 (D)		1,400,000	1,467,743
Tesco PLC
5.125%, 04/10/2047	EUR	800,000	1,180,639
6.125%, 02/24/2022	GBP	1,050,000	1,634,243
The Royal Bank of Scotland Group PLC
2.500%, 03/22/2023	EUR	1,200,000	1,553,445
The Royal Bank of Scotland Group PLC
(3 month LIBOR + 1.470%)
2.886%, 05/15/2023 (C)		$600,000	606,572
The Royal Bank of Scotland Group PLC
(3.498% to 5-15-22, then 3 month
LIBOR + 1.480%)
05/15/2023		500,000	501,028
Virgin Media Secured Finance PLC
5.000%, 04/15/2027 (D)	GBP	700,000	960,978
Virgin Money PLC
2.250%, 04/21/2020		1,400,000	1,923,384
			22,957,484
United States - 8.1%
AbbVie, Inc.
2.300%, 05/14/2021		$800,000	794,076
3.200%, 11/06/2022		500,000	507,658
Allegion US Holding Company, Inc.
3.200%, 10/01/2024		300,000	296,475

The accompanying notes are an integral part of the financial statements.	40

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
United States (continued)
Ally Financial, Inc.
3.600%, 05/21/2018		$2,600,000	$2,607,800
American Honda Finance Corp. (3
month LIBOR + 0.350%)
1.741%, 11/05/2021 (C)		500,000	500,368
Andeavor Logistics LP
3.500%, 12/01/2022		100,000	99,797
4.250%, 12/01/2027		100,000	100,829
AT&T, Inc.
1.800%, 09/04/2026	EUR	1,300,000	1,580,556
AT&T, Inc. (3 month LIBOR + 0.950%)
2.309%, 07/15/2021 (C)		$2,200,000	2,230,148
BAT Capital Corp.
3.220%, 08/15/2024 (D)		600,000	599,841
4.390%, 08/15/2037 (D)		600,000	627,254
BAT Capital Corp. (3 month LIBOR +
0.590%)
2.003%, 08/14/2020 (C)(D)		400,000	402,154
Charter Communications Operating LLC
3.750%, 02/15/2028		2,900,000	2,775,829
Continental Resources, Inc.
4.375%, 01/15/2028 (D)		300,000	296,160
Dell International LLC
4.420%, 06/15/2021 (D)		800,000	833,536
EPR Properties
4.500%, 06/01/2027		800,000	804,332
Fidelity National Information
Services, Inc.
0.400%, 01/15/2021	EUR	300,000	359,267
1.700%, 06/30/2022	GBP	300,000	405,369
Ford Motor Credit Company LLC
1.897%, 08/12/2019		$2,000,000	1,984,744
2.875%, 10/01/2018		600,000	603,528
Forest Laboratories LLC
5.000%, 12/15/2021 (D)		300,000	320,810
GATX Corp. (3 month LIBOR +
0.720%)
2.111%, 11/05/2021 (C)		300,000	302,203
Harris Corp. (3 month LIBOR +
0.480%)
1.871%, 04/30/2020 (C)		800,000	799,998
International Lease Finance Corp.
8.250%, 12/15/2020		200,000	229,714
Kilroy Realty LP
3.450%, 12/15/2024		100,000	99,690
Kraft Heinz Foods Company (3 month
LIBOR + 0.570%)
1.980%, 02/10/2021 (C)		700,000	701,759
Marriott International, Inc.
6.750%, 05/15/2018		3,000,000	3,052,371
MUFG Americas Holdings Corp.
3.000%, 02/10/2025		3,500,000	3,454,842
Nissan Motor Acceptance Corp. (3
month LIBOR + 0.690%)
2.021%, 09/28/2022 (C)(D)		1,300,000	1,305,945
OneMain Financial Holdings LLC
6.750%, 12/15/2019 (D)		300,000	309,960
Sempra Energy (3 month LIBOR +
0.450%)
2.038%, 03/15/2021 (C)		600,000	600,924
Spectra Energy Partners LP (3 month
LIBOR + 0.700%)
2.195%, 06/05/2020 (C)		200,000	201,498
Springleaf Finance Corp.
5.250%, 12/15/2019		800,000	823,000

Global Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
United States (continued)
Spectra Energy Partners LP (3 month
LIBOR + 0.700%)
2.195%, 06/05/2020 (C)	$200,000	$201,498
6.000%, 06/01/2020	1,400,000	1,450,750
Tesla, Inc.
5.300%, 08/15/2025 (D)	200,000	191,000
Textron, Inc. (3 month LIBOR +
0.550%)
1.960%, 11/10/2020 (C)	900,000	899,747
The Southern Company
2.350%, 07/01/2021	800,000	795,172
Time Warner Cable LLC
5.000%, 02/01/2020	1,500,000	1,565,327
8.250%, 04/01/2019	300,000	320,611
UnitedHealth Group, Inc.
3.750%, 07/15/2025	1,600,000	1,686,033
Verizon Communications, Inc.
3.125%, 03/16/2022	1,400,000	1,419,298
4.125%, 03/16/2027	1,200,000	1,250,904
Volkswagen Group of America
Finance LLC
2.125%, 05/23/2019 (D)	1,400,000	1,394,157
2.450%, 11/20/2019 (D)	1,500,000	1,498,914
WEA Finance LLC
3.750%, 09/17/2024 (D)	200,000	206,239
Wells Fargo & Company (3 month
LIBOR + 1.230%)
2.610%, 10/31/2023 (C)	1,600,000	1,642,542
Wells Fargo & Company (3 month
LIBOR + 1.110%)
2.475%, 01/24/2023 (C)	1,400,000	1,427,814
Zimmer Biomet Holdings, Inc.
3.150%, 04/01/2022	1,500,000	1,503,499
		47,864,442
TOTAL CORPORATE BONDS (Cost $205,865,636)		$213,565,141

CAPITAL PREFERRED
SECURITIES - 0.3%
United States - 0.3%
Dresdner Funding Trust I
8.151%, 06/30/2031 (D)	1,000,000	1,324,628
8.151%, 06/30/2031	200,000	264,926
		1,589,554
TOTAL CAPITAL PREFERRED SECURITIES
(Cost $1,440,000)		$1,589,554

MUNICIPAL BONDS - 0.8%
United States - 0.8%
American Municipal Power, Inc. (Ohio)
7.334%, 02/15/2028	700,000	895,202
California Infrastructure & Economic
Development Bank
6.486%, 05/15/2049	400,000	529,488
City of Los Angeles Wastewater System
Revenue
5.713%, 06/01/2039	200,000	253,040
Iowa Tobacco Settlement Authority
6.500%, 06/01/2023	215,000	218,580
State of California (1 month LIBOR +
0.780%)
2.141%, 04/01/2047 (C)	2,900,000	2,927,086
TOTAL MUNICIPAL BONDS (Cost $4,769,885)		$4,823,396

The accompanying notes are an integral part of the financial statements.	41

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
TERM LOANS (F) - 0.5%
United States - 0.5%
CenturyLink, Inc. (1 month LIBOR +
2.750%), 4.319%, 01/31/2025		$600,000	$578,064
Energy Future Intermediate Holding
Company LLC (1 month LIBOR +
3.000%), 4.567%, 06/30/2018		2,200,000	2,204,708
Las Vegas Sands LLC (1 month
LIBOR + 2.000%), 3.569%,
03/29/2024		98,240	98,720
			2,881,492
TOTAL TERM LOANS (Cost $2,895,564)			$2,881,492

COLLATERALIZED MORTGAGE OBLIGATIONS - 8.7%
Commercial and residential - 7.7%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 2A1,
3.621%, 09/25/2035 (G)		71,550	66,375
Alba PLC, Series 2006-2, Class A3A (3
month GBP LIBOR + 0.170%),
0.686%, 12/15/2038 (C)	GBP	203,040	264,021
American Home Mortgage Investment
Trust, Series 2004-3, Class 5A (12
month LIBOR + 1.500%),
3.342%, 10/25/2034 (C)		$11,087	11,155
Banc of America Alternative Loan Trust,
Series 2006-3, Class 5CB1,
6.500%, 04/25/2036		1,639,206	1,521,166
Banc of America Funding Corp.
Series 2005-E, Class 1A1 (1 month
LIBOR + 0.290%),
1.791%, 05/20/2035 (C)		181,559	157,436
Series 2006-J, Class 4A1,
3.830%, 01/20/2047 (G)		85,756	81,784
Banc of America Mortgage
Securities, Inc., Series 2005-B,
Class 2A2,
3.632%, 03/25/2035 (G)		420,312	410,255
Bear Stearns Adjustable Rate
Mortgage Trust
Series 2003-6, Class 1A1,
3.347%, 08/25/2033 (G)		40,768	41,312
Series 2003-7, Class 6A,
3.570%, 10/25/2033 (G)		49,398	49,749
Series 2003-9, Class 2A1,
3.728%, 02/25/2034 (G)		9,290	9,434
Series 2004-2, Class 22A,
3.682%, 05/25/2034 (G)		100,263	97,354
Series 2004-2, Class 23A,
3.200%, 05/25/2034 (G)		45,366	42,160
Series 2004-9, Class 22A1,
3.869%, 11/25/2034 (G)		32,543	32,659
Series 2005-12, Class 23A1,
3.315%, 02/25/2036 (G)		524,471	516,588
Series 2005-2, Class A1 (1 Year CMT
+ 2.450%),
3.260%, 03/25/2035 (C)		526,038	531,617
Series 2005-2, Class A2 (12 month
LIBOR + 1.950%),
3.636%, 03/25/2035 (C)		480,200	484,888
Bear Stearns Alt-A Trust
Series 2005-7, Class 22A1,
3.548%, 09/25/2035 (G)		639,908	567,295
Series 2005-9, Class 24A1,
3.514%, 11/25/2035 (G)		524,696	456,840

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
Bear Stearns Structured Products, Inc.
Trust, Series 2007-R6, Class 1A1,
2.844%, 01/26/2036 (G)		$1,201,638	$1,057,625
Berica ABS SRL, Series 2011-1,
Class A1 (3 month EURIBOR +
0.300%),
0.019%, 12/31/2055 (C)	EUR	256,754	307,889
Business Mortgage Finance 7 PLC,
Series 7X, Class A1 (3 month GBP
LIBOR + 2.000%),
2.526%, 02/15/2041 (C)	GBP	660,444	873,101
Canada Mortgage & Housing Corp.
(Merrill Lynch)
Series 98001212,
1.420%, 06/01/2020	CAD	540,905	431,054
Series 98001247,
1.620%, 07/01/2020		1,428,631	1,142,802
Series 98001289,
1.620%, 08/01/2020		493,884	395,107
Casa d’Este Finance SRL, Series 1,
Class A2 (3 month EURIBOR +
0.350%),
0.021%, 09/15/2040 (C)	EUR	237,014	283,145
Chase Mortgage Finance Trust,
Series 2007-A2, Class 7A1,
3.144%, 07/25/2037 (G)		$75,403	68,845
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1R (1 Year
CMT + 2.100%),
3.410%, 09/25/2035 (C)		180,034	182,060
Series 2005-7, Class 1A2,
3.325%, 09/25/2035 (G)		1,169,047	1,070,435
Countrywide Alternative Loan Trust
Series 2005-21CB, Class A3,
5.250%, 06/25/2035		97,047	91,538
Series 2005-56, Class 2A2 (12 month
Treasury Average Index + 2.040%),
2.905%, 11/25/2035 (C)		67,913	65,638
Series 2005-56, Class 2A3 (12 month
Treasury Average Index + 1.500%),
2.365%, 11/25/2035 (C)		81,440	77,642
Series 2006-OA9, Class 2A1B (1
month LIBOR + 0.200%),
1.701%, 07/20/2046 (C)		286,286	200,202
Series 2007-11T1, Class A12 (1
month LIBOR + 0.350%),
1.902%, 05/25/2037 (C)		243,632	128,138
Series 2007-16CB, Class 5A1,
6.250%, 08/25/2037		118,965	103,519
Series 2007-OA11, Class A1B (12
month Treasury Average Index +
1.250%),
2.313%, 11/25/2047 (C)		1,631,837	1,354,638
Series 2007-OA3, Class 1A1 (1 month
LIBOR + 0.140%),
1.692%, 04/25/2047 (C)		2,708,069	2,377,913
Countrywide Home Loan Mortgage Pass
Through Trust
Series 2004-12, Class 11A1,
3.456%, 08/25/2034 (G)		31,317	29,549
Series 2004-22, Class A3,
3.488%, 11/25/2034 (G)		127,190	126,716

The accompanying notes are an integral part of the financial statements.	42

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
Countrywide Home Loan Mortgage Pass
Through Trust (continued)
Series 2004-HYB5, Class 2A1,
3.484%, 04/20/2035 (G)		$24,598	$24,452
Series 2005-2, Class 2A1 (1 month
LIBOR + 0.640%),
2.192%, 03/25/2035 (C)		49,402	48,597
Series 2004-25, Class 1A1 (1 month
LIBOR + 0.660%),
2.212%, 02/25/2035 (C)		26,609	26,056
Series 2004-25, Class 2A1 (1 month
LIBOR + 0.680%),
2.232%, 02/25/2035 (C)		39,921	38,650
Credit Suisse First Boston Mortgage
Securities Corp.
Series 2003-8, Class 5A1,
6.500%, 04/25/2033		12,924	13,134
Series 2003-AR18, Class 2A3,
3.080%, 07/25/2033 (G)		6,009	6,000
Series 2003-AR20, Class 2A1,
3.371%, 08/25/2033 (G)		43,243	43,525
Eurosail-UK PLC, Series 2007-3X,
Class A3A (3 month GBP LIBOR +
0.950%),
1.470%, 06/13/2045 (C)	GBP	1,504,695	2,016,633
First Horizon Mortgage Pass Through
Trust, Series 2005-AR3, Class 2A1,
3.276%, 08/25/2035 (G)		$47,608	41,229
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A (1 month
LIBOR + 0.350%),
1.827%, 11/15/2031 (C)		34,002	32,992
GMACM Mortgage Corp. Loan Trust,
Series 2004-AR1, Class 22A1,
4.014%, 06/25/2034 (G)		12,773	12,781
Great Hall Mortgages No. 1 PLC,
Series 2007-1, Class A2A (3 month
GBP LIBOR + 0.130%),
0.643%, 03/18/2039 (C)	GBP	918,142	1,219,654
GreenPoint Mortgage Funding Trust,
Series 2006-OH1, Class A1 (1 month
LIBOR + 0.180%),
1.732%, 01/25/2037 (C)		$192,803	180,867
GreenPoint Mortgage Pass-Through
Certificates, Series 2003-1, Class A1,
3.772%, 10/25/2033 (G)		8,550	8,507
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class XA IO,
1.972%, 11/10/2045		3,349,014	264,363
GSR Mortgage Loan Trust,
Series 2003-1, Class A2 (1 Year CMT
+ 1.750%),
2.560%, 03/25/2033 (C)		46,775	46,311
Harborview Mortgage Loan Trust,
Series 2005-12, Class 1A1A (12
month Treasury Average Index +
2.000%),
3.063%, 10/19/2035 (C)		1,600,665	1,316,765
HarborView Mortgage Loan Trust,
Series 2005-4, Class 3A1,
3.591%, 07/19/2035 (G)		32,019	28,234

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
IndyMac Index Mortgage Loan Trust,
Series 2004-AR11, Class 2A,
3.419%, 12/25/2034 (G)		$47,260	$45,925
JPMorgan Alternative Loan Trust
Series 2006-A5, Class 1A4 (1 month
LIBOR + 0.240%),
1.792%, 10/25/2036 (C)		3,353,479	3,125,551
Series 2006-A6, Class 2A1,
5.500%, 11/25/2036 (G)		3,090	2,434
JPMorgan Mortgage Trust
Series 2003-A2, Class 3A1,
3.104%, 11/25/2033 (G)		41,996	40,364
Series 2006-S2, Class 1A3,
5.500%, 07/25/2036		251,475	230,737
Series 2007-A1, Class 5A5,
3.629%, 07/25/2035 (G)		229,598	236,712
Series 2007-A1, Class 5A6,
3.629%, 07/25/2035 (G)		208,725	207,086
Mansard Mortgages PLC,
Series 2007-2X, Class A1 (3 month
GBP LIBOR + 0.650%),
1.166%, 12/15/2049 (C)	GBP	4,020,143	5,363,653
MASTR Adjustable Rate Mortgages
Trust, Series 2007-HF1, Class A1 (1
month LIBOR + 0.240%),
1.792%, 05/25/2037 (C)		$239,653	154,355
Merrill Lynch Mortgage Investors Trust
Series 2003-A2, Class 1A1,
3.131%, 02/25/2033 (G)		95,344	92,355
Series 2005-2, Class 1A (6 month
LIBOR + 1.250%),
2.910%, 10/25/2035 (C)		302,614	306,390
Series 2005-3, Class 4A (1 month
LIBOR + 0.250%),
1.578%, 11/25/2035 (C)		150,168	144,331
Series 2005-A10, Class A (1 month
LIBOR + 0.210%),
1.762%, 02/25/2036 (C)		2,261,385	2,165,813
MRFC Mortgage Pass Through Trust,
Series 200-TBC3, Class A1 (1 month
LIBOR + 0.440%),
1.917%, 12/15/2030 (C)		20,992	20,329
NCUA Guaranteed Notes Trust,
Series 2010-R1, Class 1A (1 month
LIBOR + 0.450%),
1.779%, 10/07/2020 (C)		1,196,606	1,198,482
Residential Accredit Loans Trust
Series 2006-QA2, Class 2A1,
4.983%, 02/25/2036 (G)		430,129	382,579
Series 2006-QO6, Class A1 (1 month
LIBOR + 0.180%),
1.509%, 06/25/2046 (C)		1,547,923	715,784
Series 2007-QO2, Class A1 (1 month
LIBOR + 0.150%),
1.479%, 02/25/2047 (C)		415,392	266,771
Residential Asset Securitization Trust
Series 2005-A15, Class 3A1,
5.750%, 02/25/2036		1,632,759	1,614,682
Series 2006-R1, Class A2 (1 month
LIBOR + 0.400%),
1.952%, 01/25/2046 (C)		389,995	186,076

The accompanying notes are an integral part of the financial statements.	43

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
Residential Funding Mortgage Securities
Trust, Series 2005-SA4, Class 1A21,
3.785%, 09/25/2035 (G)		$100,524	$82,263
Ripon Mortgages PLC, Series 1A,
Class A1 (3 month GBP LIBOR +
0.800%),
1.326%, 08/20/2056 (C)(D)	GBP	2,163,158	2,937,564
Sequoia Mortgage Trust
Series 2003-4, Class 2A1 (1 month
LIBOR + 0.350%),
1.851%, 07/20/2033 (C)		$78,918	74,355
Series 5, Class A (1 month LIBOR +
0.700%),
2.195%, 10/19/2026 (C)		11,362	11,166
Sovereign Commercial Mortgage
Securities Trust, Series 2007-C1,
Class D,
6.115%, 07/22/2030 (D)(G)		29,944	29,946
Structured Adjustable Rate Mortgage
Loan Trust
Series 2004-1, Class 4A1,
3.461%, 02/25/2034 (G)		76,022	75,841
Series 2004-12, Class 7A1,
3.661%, 09/25/2034 (G)		110,592	112,078
Series 2004-4, Class 3A2,
3.542%, 04/25/2034 (G)		133,539	135,189
Series 2005-18, Class 6A1,
3.554%, 09/25/2035 (G)		174,756	156,198
Structured Asset Mortgage
Investments, Inc.
Series 2004-AR3, Class 1A2 (1 month
LIBOR + 0.580%),
2.075%, 07/19/2034 (C)		35,853	35,817
Series 2006-AR5, Class 1A1 (1 month
LIBOR + 0.210%),
1.762%, 05/25/2036 (C)		431,857	337,205
Thornburg Mortgage Securities Trust
Series 2003-5, Class 1A,
3.057%, 10/25/2043 (G)		442,872	433,715
Series 2007-2, Class A1 (1 month
LIBOR + 1.250%),
2.802%, 06/25/2037 (C)		318,762	293,822
Series 2007-2, Class A2A (1 month
LIBOR + 0.130%),
3.184%, 06/25/2037 (C)		475,702	456,424
Series 2007-2, Class A3A (12 month
LIBOR + 1.200%),
3.291%, 06/25/2037 (C)		569,102	546,787
Series 2007-3, Class 2A1 (12 month
LIBOR + 1.250%),
3.341%, 06/25/2047 (C)		133,126	121,862
Series 2007-3, Class 3A1 (12 month
LIBOR + 1.250%),
3.341%, 06/25/2047 (C)		257,117	232,769
Series 2007-3, Class 4A1 (12 month
LIBOR + 1.250%),
3.341%, 06/25/2047 (C)		186,242	166,531
Uropa Securities PLC
Series 2008-1, Class A (3 month GBP
LIBOR + 0.200%),
0.723%, 06/10/2059 (C)	GBP	355,292	465,280

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
Uropa Securities PLC (continued)
Series 2008-1, Class B (3 month GBP
LIBOR + 0.750%),
1.273%, 06/10/2059 (C)	GBP	67,963	$86,176
Series 2008-1, Class M1 (3 month
GBP LIBOR + 0.350%),
0.873%, 06/10/2059 (C)		81,728	104,811
Series 2008-1, Class M2 (3 month
GBP LIBOR + 0.550%),
1.073%, 06/10/2059 (C)		64,522	81,785
WaMu Mortgage
Pass-Through Certificates
Series 2002-AR17, Class 1A (12
month Treasury Average Index +
1.200%),
2.263%, 11/25/2042 (C)		$211,093	199,952
Series 2002-AR2, Class A (COFI +
1.250%),
1.987%, 02/27/2034 (C)		30,090	29,699
Series 2003-AR5, Class A7,
3.060%, 06/25/2033 (G)		42,733	43,464
Series 2005-AR2, Class 2A1A (1
month LIBOR + 0.310%),
1.862%, 01/25/2045 (C)		32,969	32,750
Washington Mutual Mortgage
Pass-Through Certificates,
Series 2006-AR5, Class 3A (12 month
Treasury Average Index + 0.940%),
2.003%, 07/25/2046 (C)		242,336	176,732
WFRBS Commercial Mortgage Trust,
Series 2013-C11, Class XA IO,
1.230%, 03/15/2045 (D)		8,598,684	424,490
			45,463,474
U.S. Government Agency - 1.0%
Federal Home Loan Mortgage Corp.
Series 4579, Class FD (1 month
LIBOR + 0.350%),
1.592%, 01/15/2038 (C)		925,976	925,547
Series 4579, Class SD IO,
1.665%, 01/15/2038		925,976	56,995
Series T-62, Class 1A1 (12 month
Treasury Average Index + 1.200%),
2.202%, 10/25/2044 (C)		857,262	869,740
Federal National Mortgage Association
Series 2002-W8, Class F (1 month
LIBOR + 0.400%),
1.952%, 09/25/2032 (C)		1,973	1,972
Series 2004-W2, Class 5AF (1 month
LIBOR + 0.350%),
1.902%, 03/25/2044 (C)		26,403	26,378
Series 2006-48, Class TF (1 month
LIBOR + 0.400%),
1.952%, 06/25/2036 (C)		54,804	54,991
Series 2009-104, Class FA (1 month
LIBOR + 0.800%),
2.352%, 12/25/2039 (C)		433,523	441,441
Series 2011-53, Class FT (1 month
LIBOR + 0.580%),
2.132%, 06/25/2041 (C)		1,802,369	1,819,199
Series 2013-130, Class FB (1 month
LIBOR + 0.450%),
2.002%, 01/25/2044 (C)		281,540	283,349

The accompanying notes are an integral part of the financial statements.	44

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage
Association, Series 2004-68,
Class ZC,
6.000%, 08/20/2034		$1,526,895	$1,694,377
			6,173,989
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $51,529,958)			$51,637,463

ASSET BACKED SECURITIES - 9.6%
ACE Securities Corp. Home Equity Loan
Trust,
Series 2005-ASP1, Class M1 (1 month
LIBOR + 0.680%)
2.232%, 09/25/2035 (C)		1,430,886	1,246,507
Amortizing Residential Collateral Trust,
Series 2002-BC4, Class A (1 month
LIBOR + 0.580%)
1.908%, 07/25/2032 (C)		5,921	5,667
Amresco Residential Securities Corp.
Mortgage Loan Trust,
Series 1999-1, Class A (1 month
LIBOR + 0.940%)
2.492%, 06/25/2029 (C)		27,650	26,158
Atlas Senior Loan Fund VI, Ltd.,
Series 2014-6A, Class AR (3 month
LIBOR + 1.250%)
2.609%, 10/15/2026 (C)(D)		1,400,000	1,404,999
Blue Hill CLO, Ltd.,
Series 2013-1A, Class AR (3 month
LIBOR + 1.180%)
2.539%, 01/15/2026 (C)(D)		1,400,000	1,400,480
Bowman Park CLO, Ltd.,
Series 2014-1A, Class AR (3 month
LIBOR + 1.180%)
2.642%, 11/23/2025 (C)(D)		1,400,000	1,404,906
CIFC Funding, Ltd.,
Series 2014-2A, Class A1LR (3 month
LIBOR + 1.200%)
2.654%, 05/24/2026 (C)(D)		1,400,000	1,402,184
Countrywide Asset-Backed Certificates,
Series 2006-22, Class 1A (1 month
LIBOR + 0.140%)
1.692%, 06/25/2035 (C)		1,472,699	1,310,349
Countrywide Asset-Backed Certificates,
Series 2007-6, Class 2A3 (1 month
LIBOR + 0.220%)
1.772%, 09/25/2037 (C)		2,016,393	1,713,759
Countrywide Asset-Backed Certificates,
Series 2007-BC2, Class 1A (1 month
LIBOR + 0.200%)
1.752%, 06/25/2037 (C)		2,616,138	2,176,282
CVC Cordatus Loan Fund IV, Ltd.,
Series 4A, Class AR (6 month
EURIBOR + 0.780%)
0.780%, 01/24/2028 (C)(D)	EUR	1,100,000	1,322,255
CWABS Asset-Backed Certificates Trust,
Series 2005-4, Class MV5 (1 month
LIBOR + 0.670%)
1.998%, 10/25/2035 (C)		$2,100,000	2,062,551
Hildene CLO I, Ltd.,
Series 2013-1A, Class AR (3 month
LIBOR + 1.150%)
2.503%, 01/17/2026 (C)(D)		2,900,000	2,899,997

Global Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continue)
Home Equity Asset Trust,
Series 2002-1, Class A4 (1 month
LIBOR + 0.600%)
2.152%, 11/25/2032 (C)	$1,283	$1,166
HSI Asset Securitization Corp. Trust,
Series 2007-HE2, Class 2A3 (1 month
LIBOR + 0.260%)
1.812%, 04/25/2037 (C)	2,141,734	1,288,894
Jamestown CLO IV, Ltd.,
Series 2014-4A, Class A1AR (3
month LIBOR + 0.690%)
2.049%, 07/15/2026 (C)(D)	1,500,000	1,500,041
Jamestown CLO V, Ltd.,
Series 2014-5A, Class AR (3 month
LIBOR + 1.220%)
2.573%, 01/17/2027 (C)(D)	2,900,000	2,903,297
Mastr Asset Backed Securities Trust,
Series 2006-WMC3, Class A5 (1
month LIBOR + 0.240%)
1.792%, 08/25/2036 (C)	5,414,568	2,956,192
Morgan Stanley ABS Capital I, Inc.
Trust,
Series 2006-HE4, Class A4 (1 month
LIBOR + 0.240%)
1.792%, 06/25/2036 (C)	2,027,880	1,388,349
Morgan Stanley ABS Capital I, Inc.
Trust,
Series 2006-HE6, Class A2B (1 month
LIBOR + 0.100%)
1.652%, 09/25/2036 (C)	1,208,188	622,024
Morgan Stanley ABS Capital I, Inc.
Trust,
Series 2007-NC3, Class A2B (1 month
LIBOR + 0.140%)
1.692%, 05/25/2037 (C)	2,401,124	1,840,374
Nelder Grove CLO, Ltd.,
Series 2014-A1, Class A1R (3 month
LIBOR + 1.300%)
2.768%, 08/28/2026 (C)(D)	1,400,000	1,404,267
NewMark Capital Funding CLO, Ltd.,
Series 2014-2A, Class A1R (3 month
LIBOR + 1.220%)
2.555%, 06/30/2026 (C)(D)	1,400,000	1,402,990
NovaStar Mortgage Funding Trust,
Series 2007-1, Class A1A (1 month
LIBOR + 0.130%)
1.682%, 03/25/2037 (C)	2,103,989	1,618,830
Oak Hill Credit Partners X, Ltd.,
Series 2014-10A, Class AR (3 month
LIBOR + 1.130%)
2.493%, 07/20/2026 (C)(D)	2,900,000	2,902,938
Oaktree CLO, Ltd.,
Series 2014-2A, Class A1AR (3
month LIBOR + 1.220%)
2.583%, 10/20/2026 (C)(D)	2,900,000	2,910,130
Octagon Investment Partners XIX, Ltd.,
Series 2014-1A, Class AR (3 month
LIBOR + 1.100%)
2.459%, 04/15/2026 (C)(D)	1,400,000	1,401,203
RAMP Series Trust,
Series 2002-RS3, Class AII1 (1 month
LIBOR + 0.560%)
2.112%, 06/25/2032 (C)	7,966	7,589

The accompanying notes are an integral part of the financial statements.	45

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED SECURITIES (continue)
RAMP Series Trust,
Series 2006-NC2, Class M1 (1 month
LIBOR + 0.360%)
1.912%, 02/25/2036 (C)	$2,400,000	$2,088,111
Renaissance Home Equity Loan Trust,
Series 2002-3, Class M2 (1 month
LIBOR + 2.550%)
4.102%, 12/25/2032 (C)	419,899	411,010
Renaissance Home Equity Loan Trust,
Series 2006-3, Class AF6
5.731%, 11/25/2036	2,667,795	1,507,264
Securitized Asset Backed
Receivables LLC Trust,
Series 2007-NC1, Class A2A (1 month
LIBOR + 0.050%)
1.602%, 12/25/2036 (C)	46,392	27,762
Small Business Administration
Participation Certificates,
Series 2000-20K, Class 1
7.220%, 11/01/2020	7,311	7,521
Structured Asset Investment Loan Trust,
Series 2006-4, Class A2 (1 month
LIBOR + 0.130%)
1.458%, 07/25/2036 (C)	1,780,847	1,427,902
Telos CLO, Ltd.,
Series 2014-6A, Class A1R (3 month
LIBOR + 1.270%)
2.623%, 01/17/2027 (C)(D)	2,900,000	2,913,972
Terwin Mortgage Trust,
Series 2003-6HE, Class A1 (1 month
LIBOR + 0.940%)
2.492%, 11/25/2033 (C)	32,369	31,983
TICP CLO III, Ltd.,
Series 2014-3A, Class AR (3 month
LIBOR + 1.180%)
2.543%, 01/20/2027 (C)(D)	1,650,000	1,656,296
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A4 (1 month
LIBOR + 0.360%)
1.912%, 04/25/2037 (C)	6,808,852	3,864,570
TOTAL ASSET BACKED SECURITIES (Cost $54,912,955)		$56,460,769

COMMON STOCKS - 0.0%
United States - 0.0%
Rescap Liquidating Trust (H)	5,054	25,396
TOTAL COMMON STOCKS (Cost $1,185)		$25,396

PREFERRED SECURITIES - 0.1%
United Kingdom - 0.1%
Nationwide Building Society,
10.250% (C)	1,940	411,556
United States - 0.0%
Navient Corp. (1 month CPI + 2.050%),
4.283% (C)	9,800	245,000
TOTAL PREFERRED SECURITIES (Cost $520,422)		$656,556

ESCROW SHARES - 0.1%
United States - 0.1%
Lehman Brothers Holdings, Inc.
5.460%, 12/30/2016 (H)	4,100,000	190,650
5.625%, 01/24/2013 (H)	4,500,000	207,000
6.875%, 05/02/2018 (H)	2,100,000	98,280
TOTAL ESCROW SHARES (Cost $0)		$495,930

Global Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
PURCHASED OPTIONS - 0.0%
Calls - 0.0%
Exchange Traded Option on 30-Year
U.S. Treasury Bond Futures
(Expiration Date: 2-23-18; Strike
Price: $196.00; Notional
Amount: 99,000) (H)	99	$99
Exchange Traded Option on U.S. Bond
Futures (Expiration Date: 2-23-18;
Strike Price: $195.00; Notional
Amount: 17,000) (H)	17	17
Over the Counter Option on the USD vs.
JPY (Expiration Date: 4-17-20; Strike
Price: $120.00; Counterparty: Bank of
America, N.A.) (H)(I)	2,119,000	25,324
Over the Counter Option on the USD vs.
JPY (Expiration Date: 4-17-20; Strike
Price: $120.00;
Counterparty: Deutsche Bank
AG) (H)(I)	1,705,000	20,376
Over the Counter Option on the USD vs.
JPY (Expiration Date: 4-20-20; Strike
Price: $120.00;
Counterparty: Goldman Sachs
Bank) (H)(I)	2,587,000	30,959
		76,775
Puts - 0.0%
Exchange Traded Option on 10-Year
U.S. Treasury Note Futures
(Expiration Date: 2-23-18; Strike
Price: $113.50; Notional
Amount: 714,000) (H)	714	714
Exchange Traded Option on 10-Year
U.S. Treasury Note Futures
(Expiration Date: 2-23-18; Strike
Price: $114.50; Notional
Amount: 17,000) (H)	17	17
Exchange Traded Option on 5-Year
U.S. Treasury Note Futures
(Expiration Date: 2-23-18; Strike
Price: $109.00; Notional
Amount: 358,000) (H)	358	358
Exchange Traded Option on Eurodollar
Futures (Expiration Date: 3-19-18;
Strike Price: $98.25; Notional
Amount: 817,500) (H)	327	42,919
Exchange Traded Option on U.S. Ultra
Bond Futures (Expiration
Date: 2-23-18; Strike Price: $114.00;
Notional Amount: 264,000) (H)	264	264
Over the Counter Option on 1 Year
Interest Rate Swap. Receive a floating
rate based on 3-month LIBOR and
pay a fixed rate of 2.400% (Expiration
Date: 3-14-18; Strike Rate: 2.400%;
Counterparty: Goldman Sachs and
Company) (H)(I)	30,800,000	31
Over the Counter Option on 1 Year
Interest Rate Swap. Receive a floating
rate based on 3-month LIBOR and
pay a fixed rate of 2.400% (Expiration
Date: 3-14-18; Strike Rate: 2.400%;
Counterparty: Morgan Stanley
Company, Inc.) (H)(I)	156,400,000	156
		44,459
TOTAL PURCHASED OPTIONS (Cost $315,569)		$121,234

The accompanying notes are an integral part of the financial statements.	46

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
SHORT-TERM INVESTMENTS - 20.5%
U.S. Government - 0.3%
U.S. Treasury Bill
1.076%, 01/04/2018 (A)*		$1,308,000	$1,307,918
1.090%, 01/18/2018 (A)*		354,000	353,805
			1,661,723
Foreign government - 17.9%
Argentina Treasury Bill
2.746%, 07/13/2018 *		800,000	788,221
2.966%, 12/14/2018 *		1,700,000	1,651,398
Federative Republic of Brazil
6.745%, 04/01/2018 *	BRL	12,100,000	3,586,344
Italy Buoni Ordinari del Tesoro
(0.975%), 01/12/2018 *	EUR	1,100,000	1,320,835
(0.780%), 01/31/2018 *		1,100,000	1,321,180
(0.545%), 01/31/2018 *		5,100,000	6,125,166
(0.540%), 01/31/2018 *		5,000,000	6,005,101
(0.464%), 04/30/2018 *		1,100,000	1,322,493
(0.444%), 04/30/2018 *		8,700,000	10,459,088
(0.420%), 04/30/2018 *		3,600,000	4,328,080
(0.403%), 04/30/2018 *		5,000,000	6,010,801
(0.402%), 04/30/2018 *		5,000,000	6,010,905
(0.399%), 04/30/2018 *		1,400,000	1,682,973
Japan Treasury Discount Bill
(0.197%), 03/12/2018 *	JPY	3,450,000,000	30,628,640
(0.150%), 03/19/2018 *		2,060,000,000	18,288,547
Spain Treasury Bill
(0.631%), 02/16/2018 *	EUR	5,000,000	6,005,552
			105,535,324
Repurchase agreement - 2.3%
Repurchase Agreement with Citigroup
dated 12-29-17 at 1.830% to be
repurchased at $8,801,789 on 1-2-18,
collateralized by $9,130,000
U.S. Treasury Notes, 2.000% due
4-30-24 (valued at $8,999,273,
including interest)		$8,800,000	8,800,000
Repurchase Agreement with State Street
Corp. dated 12-29-17 at 0.540% to be
repurchased at $4,641,278 on 1-2-18,
collateralized by $4,710,000
U.S. Treasury Notes, 2.250% due
1-31-24 (valued at $4,735,853,
including interest)		4,641,000	4,641,000
			13,441,000
TOTAL SHORT-TERM INVESTMENTS (Cost $119,794,463)			$120,638,047
Total Investments (Global Bond Trust)
(Cost $748,102,099) - 129.4%			$762,114,255
Other assets and liabilities, net - (29.4%)			(173,082,672)
TOTAL NET ASSETS - 100.0%			$589,031,583

SALE COMMITMENTS
OUTSTANDING - (2.6%)
U.S. Government Agency - (2.6)%
Federal National Mortgage Association
3.000%, TBA (B)		$(6,700,000)	$(6,704,998)
4.000%, TBA (B)		(8,000,000)	(8,372,982)
TOTAL SALE COMMITMENTS OUTSTANDING
(Cost $(15,063,018))			$(15,077,980)

Global Bond Trust (continued)

Currency Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
SEK	Swedish Krona

Security Abbreviations and Legend

CIBOR	Copenhagen Interbank Offered Rate
CMT	Constant Maturity Treasury
COFI	11th Federal Home Loan Bank District Cost of Funds Index
CPI	Consumer Price Index
EURIBOR	Euro Interbank Offered Rate
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $128,475,463 or 21.8% of the fund’s net assets as of 12-31-17.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(H)	Non-income producing security.
(I)	For this type of option, notional amounts are equivalent to number of contracts.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	47

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
10-Year Australian Treasury Bond Futures	19	Long	Mar 2018	$1,926,888	$1,914,735	$(12,153)
10-Year Canada Government Bond Futures	23	Long	Mar 2018	2,498,175	2,466,142	(32,033)
10-Year Japanese Treasury Bond Futures	16	Long	Mar 2018	21,414,561	21,410,961	(3,600)
10-Year U.S. Treasury Note Futures	751	Long	Mar 2018	93,666,476	93,159,203	(507,273)
3-Month Sterling Futures	639	Long	Dec 2018	106,878,517	107,002,118	123,601
3-Year Australian Treasury Bond Futures	14	Long	Mar 2018	1,218,991	1,213,566	(5,425)
5-Year U.S. Treasury Note Futures	765	Long	Mar 2018	89,356,534	88,865,508	(491,026)
Euro-Buxl Futures	16	Long	Mar 2018	3,187,586	3,145,717	(41,869)
Eurodollar Futures	487	Long	Sep 2018	119,261,023	119,266,300	5,277
German Euro BUND Futures	149	Long	Mar 2018	29,056,111	28,904,754	(151,357)
Ultra U.S. Treasury Bond Futures	264	Long	Mar 2018	43,960,398	44,261,250	300,852
3-Month Sterling Futures	639	Short	Dec 2019	(106,643,748)	(106,775,647)	(131,899)
Euro-BTP Italian Government Bond Futures	127	Short	Mar 2018	(21,168,200)	(20,745,130)	423,070
Eurodollar Futures	487	Short	Sep 2019	(118,965,927)	(118,955,838)	10,089
Euro-OAT Futures	140	Short	Mar 2018	(26,339,943)	(26,066,966)	272,977
German Euro BOBL Futures	8	Short	Mar 2018	(1,270,247)	(1,263,297)	6,950
U.K. Long Gilt Bond Futures	24	Short	Mar 2018	(4,000,687)	(4,055,637)	(54,950)
U.S. Treasury Long Bond Futures	116	Short	Mar 2018	(17,769,756)	(17,747,995)	21,761
						$(267,008)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
AUD	6,194,000	USD	4,744,604	Citibank N.A.	2/15/2018	$88,169	—
BRL	739,493	USD	223,953	JPMorgan Chase Bank N.A.	1/3/2018	—	($1,019)
BRL	6,900,000	USD	2,085,852	Morgan Stanley Bank, N.A.	1/3/2018	—	(5,722)
BRL	6,160,507	USD	1,880,611	Nomura Global Financial Products, Inc.	1/3/2018	—	(23,415)
BRL	6,887,169	USD	2,081,911	JPMorgan Chase Bank N.A.	2/2/2018	—	(12,624)
CHF	3,475,000	USD	3,516,954	Deutsche Bank AG London	2/15/2018	59,668	—
CNY	740,016	USD	110,779	Goldman Sachs Bank USA	3/14/2018	2,395	—
CNY	37,924,201	USD	5,699,999	Goldman Sachs Bank USA	3/21/2018	97,546	—
CZK	13,433,000	USD	630,168	Standard Chartered Bank London	3/8/2018	2,619	—
DKK	131,893,133	USD	21,014,563	Bank of America, N.A.	1/2/2018	242,409	—
DKK	33,132,000	USD	5,236,605	Citibank N.A.	1/2/2018	103,218	—
DKK	33,670,000	USD	5,364,324	Goldman Sachs Bank USA	1/2/2018	62,207	—
DKK	46,140,000	USD	7,329,054	JPMorgan Chase Bank N.A.	1/2/2018	107,244	—
DKK	15,065,000	USD	2,397,383	UBS AG	1/2/2018	30,616	—
DKK	170,000	USD	26,069	BNP Paribas SA	4/3/2018	1,490	—
DKK	3,220,000	USD	520,885	JPMorgan Chase Bank N.A.	4/3/2018	1,113	—
DKK	3,235,000	USD	519,116	UBS AG	4/3/2018	5,313	—
EUR	75,396,769	USD	88,325,487	Bank of America, N.A.	2/15/2018	2,363,363	—
EUR	4,383,000	USD	5,217,535	Standard Chartered Bank London	2/15/2018	54,431	—
EUR	271,000	USD	322,235	UBS AG	2/15/2018	3,730	—
GBP	3,664,000	USD	4,954,424	Citibank N.A.	1/10/2018	—	(6,409)
GBP	495,000	USD	666,175	Goldman Sachs Bank USA	1/10/2018	2,293	—
GBP	5,535,000	USD	7,367,517	UBS AG	1/10/2018	107,173	—
HUF	132,259,000	USD	502,746	Goldman Sachs Bank USA	3/5/2018	9,474	—
IDR	39,628,682,800	USD	2,914,302	Standard Chartered Bank London	1/19/2018	2,409	—
ILS	2,570,000	USD	731,818	HSBC Bank USA	2/6/2018	7,676	—
INR	196,389,770	USD	2,995,619	Citibank N.A.	3/13/2018	55,480	—
JPY	8,391,600,000	USD	74,461,609	HSBC Bank USA	2/15/2018	163,581	—
JPY	917,100,000	USD	8,142,597	JPMorgan Chase Bank N.A.	2/15/2018	13,030	—
JPY	165,400,000	USD	1,474,077	Royal Bank of Canada	2/15/2018	—	(3,201)
JPY	208,000,000	USD	1,853,314	UBS AG	2/15/2018	—	(3,602)
KRW	6,641,225,053	USD	5,967,602	UBS AG	3/14/2018	243,243	—
KRW	1,012,086,900	USD	891,000	Goldman Sachs Bank USA	4/24/2018	56,111	—
KRW	111,325,500	USD	99,000	BNP Paribas SA	4/27/2018	5,183	—
KRW	1,129,053,600	USD	1,002,000	JPMorgan Chase Bank N.A.	4/27/2018	54,618	—
KRW	1,124,500	USD	1,000	Morgan Stanley Bank, N.A.	4/27/2018	52	—
MXN	113,915,718	USD	6,010,591	Barclays Bank PLC Wholesale	1/24/2018	—	(239,129)

The accompanying notes are an integral part of the financial statements.	48

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
MXN	78,900,000	USD	4,173,720	BNP Paribas SA	3/1/2018	—	($202,051)
MYR	6,942,651	USD	1,641,095	Goldman Sachs Bank USA	3/14/2018	$70,146	—
NZD	852,000	USD	595,909	HSBC Bank USA	1/10/2018	7,859	—
PEN	7,090,468	USD	2,179,871	BNP Paribas SA	3/21/2018	435	—
PLN	582,000	USD	160,238	Goldman Sachs Bank USA	2/5/2018	6,962	—
SEK	25,235,000	USD	3,002,901	JPMorgan Chase Bank N.A.	2/15/2018	81,196	—
THB	50,420,878	USD	1,520,992	Goldman Sachs Bank USA	3/14/2018	28,793	—
USD	2,686,430	AUD	3,515,000	UBS AG	2/15/2018	—	(56,094)
USD	223,547	BRL	739,493	JPMorgan Chase Bank N.A.	1/3/2018	613	—
USD	2,204,121	BRL	6,900,000	Morgan Stanley Bank, N.A.	1/3/2018	123,991	—
USD	1,862,306	BRL	6,160,507	Nomura Global Financial Products, Inc.	1/3/2018	5,109	—
USD	223,102	BRL	739,493	JPMorgan Chase Bank N.A.	2/2/2018	917	—
USD	3,805,581	BRL	12,100,000	Morgan Stanley Bank, N.A.	4/3/2018	193,587	—
USD	2,196,901	CAD	2,828,000	JPMorgan Chase Bank N.A.	1/10/2018	—	(53,339)
USD	41,221,509	DKK	256,760,310	Bank of America, N.A.	1/2/2018	—	(160,075)
USD	761,329	DKK	4,770,000	JPMorgan Chase Bank N.A.	1/2/2018	—	(7,443)
USD	22,484,437	DKK	141,015,133	Bank of America, N.A.	4/3/2018	—	(375,678)
USD	1,775,784	DKK	12,056,000	BNP Paribas SA	4/3/2018	—	(178,627)
USD	5,267,492	DKK	33,132,000	Citibank N.A.	4/3/2018	—	(103,572)
USD	2,412,762	DKK	16,463,000	Goldman Sachs Bank USA	4/3/2018	—	(256,072)
USD	1,296,125	EUR	1,100,000	Deutsche Bank AG London	1/12/2018	—	(24,410)
USD	4,949,957	EUR	4,200,000	JPMorgan Chase Bank N.A.	1/16/2018	—	(93,234)
USD	943,651	EUR	800,000	Royal Bank of Scotland PLC	1/16/2018	—	(16,956)
USD	13,284,766	EUR	11,204,946	JPMorgan Chase Bank N.A.	1/31/2018	—	(181,188)
USD	2,505,776	EUR	2,118,000	Bank of America, N.A.	2/15/2018	—	(41,800)
USD	4,286,384	EUR	3,629,000	Citibank N.A.	2/15/2018	—	(78,655)
USD	3,572,742	EUR	2,996,000	Goldman Sachs Bank USA	2/15/2018	—	(30,911)
USD	1,261,302	EUR	1,071,000	HSBC Bank USA	2/15/2018	—	(26,920)
USD	1,981,923	EUR	1,670,000	JPMorgan Chase Bank N.A.	2/15/2018	—	(26,789)
USD	1,993,412	EUR	1,676,000	Morgan Stanley Bank, N.A.	2/15/2018	—	(22,517)
USD	599,533	EUR	504,000	Royal Bank of Canada	2/15/2018	—	(6,689)
USD	962,151	EUR	816,000	UBS AG	2/15/2018	—	(19,352)
USD	5,941,090	EUR	5,000,000	UBS AG	2/16/2018	—	(73,363)
USD	1,306,121	EUR	1,102,216	BNP Paribas SA	4/30/2018	—	(26,090)
USD	10,381,775	EUR	8,717,001	Goldman Sachs Bank USA	4/30/2018	—	(154,168)
USD	5,855,978	EUR	5,009,841	Royal Bank of Canada	4/30/2018	—	(199,247)
USD	11,776,454	EUR	10,019,346	UBS AG	4/30/2018	—	(333,589)
USD	1,453,954	IDR	19,919,172,000	Standard Chartered Bank London	1/19/2018	—	(12,117)
USD	2,249,786	ILS	7,957,000	Goldman Sachs Bank USA	2/6/2018	—	(39,769)
USD	657,287	ILS	2,316,000	JPMorgan Chase Bank N.A.	2/6/2018	—	(9,121)
USD	1,628,119	JPY	183,700,000	Goldman Sachs Bank USA	2/15/2018	—	(5,496)
USD	2,971,455	JPY	332,800,000	HSBC Bank USA	2/15/2018	11,917	—
USD	14,599,145	JPY	1,630,000,000	Citibank N.A.	3/12/2018	84,905	—
USD	16,263,723	JPY	1,820,000,000	Morgan Stanley Bank, N.A.	3/12/2018	57,638	—
USD	18,421,690	JPY	2,060,000,000	BNP Paribas SA	3/19/2018	70,647	—
USD	891,000	KRW	1,011,106,800	UBS AG	4/24/2018	—	(55,194)
USD	1,102,000	KRW	1,238,648,000	JPMorgan Chase Bank N.A.	4/27/2018	—	(57,181)
USD	3,773,007	MXN	78,900,000	BNP Paribas SA	3/1/2018	—	(198,662)
USD	4,503,618	NZD	6,541,000	Standard Chartered Bank London	1/10/2018	—	(131,653)
USD	675,000	PEN	2,230,200	Bank of America, N.A.	3/21/2018	—	(10,782)
USD	21,018,820	SEK	175,080,000	HSBC Bank USA	2/15/2018	—	(378,593)
USD	4,741,705	SGD	6,449,715	Bank of America, N.A.	3/14/2018	—	(85,782)
USD	1,094,084	ZAR	15,235,000	JPMorgan Chase Bank N.A.	2/6/2018	—	(130,945)
ZAR	16,807,238	USD	1,217,835	Bank of America, N.A.	2/6/2018	133,617	—
						$4,824,186	($4,159,245)

WRITTEN OPTIONS

Options on securities

Counterparty (OTC)/		Exercise	Expiration	Number of	Notional
Exchange-traded	Name of issuer	price	date	contracts	amount	Premium	Value
Calls
	Federal National Mortgage Association, 3.500% due
JPMorgan Securities LLC	2-1-48	USD 103.08	Feb 2018	6,800,000	6,800,000	$13,813	$ (8,176)

The accompanying notes are an integral part of the financial statements.	49

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

Options on securities (continued)

Counterparty (OTC)/			Exercise	Expiration	Number of	Notional
Exchange-traded	Name of issuer		price	date	contracts	amount	Premium	Value
Credit Suisse Securities	Federal National Mortgage Association, 3.500% due
(USA) LLC	2-1-48	USD	103.13	Feb 2018	6,800,000	6,800,000	$13,547	$(7,358)
							$27,360	$(15,534)
Puts
	Federal National Mortgage Association, 3.500% due
JPMorgan Securities LLC	2-1-48	USD	102.08	Feb 2018	6,800,000	6,800,000	15,141	(10,818)
Credit Suisse Securities	Federal National Mortgage Association, 3.500% due
(USA) LLC	2-1-48	USD	102.12	Feb 2018	6,800,000	6,800,000	15,672	(11,631)
							$30,813	$(22,449)
							$58,173	$(37,983)

Options on exchange-traded futures contracts

	Exercise	Expiration	Number of	Notional
Name of issuer	price	date	contracts	amount	Premium	Value
Calls
Eurodollar Futures	USD 98.75	Mar 2018	327	817,500	$34,727	$(2,044)
					$34,727	$(2,044)

Foreign currency options

			Exercise	Expiration	Notional
Description	Counterparty (OTC)		price	date	amount*	Premium	Value
Calls
U.S. Dollar versus Brazilian Real	Credit Suisse International	USD	6.30	Jan 2018	1,300,000	$69,225	$(1)
						$69,225	$(1)
Puts
British Pound versus U.S. Dollar	Citibank N.A.	GBP	1.30	May 2018	4,442,000	45,155	(27,066)
Canadian Dollar versus Japanese Yen	Goldman Sachs Bank USA	CAD	76.70	Jun 2018	2,800,000	36,804	(3,553)
U.S. Dollar versus Korean Won	Goldman Sachs Bank USA	USD	1,075.00	Apr 2018	2,587,000	48,196	(61,524)
U.S. Dollar versus Korean Won	BNP Paribas SA	USD	1,075.00	Apr 2018	307,000	6,493	(7,431)
U.S. Dollar versus Korean Won	JPMorgan Chase Bank	USD	1,075.00	Apr 2018	2,973,000	60,917	(71,964)
						$197,565	$(171,538)
						$266,790	$(171,539)

* For this type of option, notional amounts are equivalent to number of contracts.

Inflation floors

		Initial		Expiration		Notional
Description	Counterparty (OTC)	index	Exercise index	date		amount*	Premium	Value
Floor- CPURNSA Index	Citibank N.A.	217.965	Maximum of ((1+0.0%)[10] - (Final
			Index/Index Initial)) or $0	Sep 2020	USD	2,000,000	$25,800	—
							$25,800	—

* For this type of option, notional amounts are equivalent to number of contracts.

SWAPS

Interest rate swaps

								Unamortized
					Fixed	Floating		upfront	Unrealized
Counterparty (OTC)/	Notional		Payments	Payments	payment	payment	Maturity	payment paid	appreciation
Centrally cleared	amount	Currency	made	received	frequency	frequency	date	(received)	(depreciation)	Value
BNP Paribas SA	5,938,500,000	KRW	Fixed 2.030%	KRW CD KSDA Bloomberg	Quarterly	Quarterly	Jul 2027	—	$68,559	$68,559
JPMorgan Chase Bank	6,594,300,000	KRW	Fixed 1.993%	KRW CD KSDA Bloomberg	Quarterly	Quarterly	Jul 2027	—	101,206	101,206
								—	$169,765	$169,765
Centrally cleared	1,090,000,000	JPY	JPY LIBOR BBA	Fixed 0.150%	Semi-Annual Semi-Annual		Mar 2018	$171	7,086	7,257
				USD Federal Funds H.15
Centrally cleared	70,800,000	USD	Fixed 1.724%	OIS COMPOUND	At Maturity	At Maturity	Sep 2018	—	1,551	1,551
Centrally cleared	70,800,000	USD	USD LIBOR BBA	Fixed 1.945%	Quarterly	Quarterly	Sep 2018	—	1,643	1,643
Centrally cleared	324,000,000	USD	USD LIBOR BBA	Fixed 1.750%	At Maturity	Quarterly	Apr 2019	(266,594)	(340,647)	(607,241)
Centrally cleared	107,700,000	USD	Fixed 1.250%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2019	489,216	679,578	1,168,794
Centrally cleared	82,800,000	NZD	NZD BBR FRA	Fixed 2.500%	Semi-Annual	Quarterly	Jul 2019	44,732	132,606	177,338
Centrally cleared	64,300,000	CAD	CAD BA CDOR	Fixed 1.400%	Semi-Annual Semi-Annual		Sep 2019	(110,909)	(407,929)	(518,838)
Centrally cleared	29,700,000	GBP	GBP LIBOR BBA	Fixed 1.000%	At Maturity	Quarterly	Sep 2019	47,457	28,965	76,422

The accompanying notes are an integral part of the financial statements.	50

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

Interest rate swaps (continued)

								Unamortized
					Fixed	Floating		upfront	Unrealized
Counterparty (OTC)/	Notional		Payments	Payments	payment	payment	Maturity	payment paid	appreciation
Centrally cleared	amount	Currency	made	received	frequency	frequency	date	(received)	(depreciation)	Value
Centrally cleared	115,900,000	BRL	BRL CDI	Fixed 8.350%	At Maturity	At Maturity	Jan 2020	$31,787	$175,340	$207,127
Centrally cleared	21,900,000	EUR	EUR EURIBOR Reuters	Fixed 0.000%	Annual	Semi-Annual	Mar 2020	48,970	3,305	52,275
Centrally cleared	11,200,000	GBP	GBP LIBOR BBA	Fixed 0.750%	Semi-Annual	Semi-Annual	Mar 2020	20,499	(46,499)	(26,000)
Centrally cleared	324,000,000	USD	Fixed 2.000%	USD LIBOR BBA	At Maturity	Quarterly	Apr 2020	182,341	356,925	539,266
Centrally cleared	29,700,000	GBP	Fixed 1.000%	GBP LIBOR BBA	At Maturity	Quarterly	Sep 2020	22,485	(25,116)	(2,631)
			1 Month LIBOR +
Centrally cleared	7,000,000	USD	0.084%	3 Month LIBOR	Quarterly	Quarterly	Jun 2022	—	(6,160)	(6,160)
			1 Month LIBOR +
Centrally cleared	4,900,000	USD	0.070%	3 Month LIBOR	Quarterly	Quarterly	Jun 2022	—	887	887
			1 Month LIBOR +
Centrally cleared	25,500,000	USD	0.085%	3 Month LIBOR	Quarterly	Quarterly	Jun 2022	(1,707)	(15,271)	(16,978)
Centrally cleared	35,300,000	USD	Fixed 2.250%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2022	(429,723)	426,406	(3,317)
Centrally cleared	37,900,000	EUR	EUR EURIBOR Reuters	Fixed 0.500%	Annual	Semi-Annual	Mar 2023	500,802	(209,235)	291,567
Centrally cleared	7,500,000	GBP	Fixed 1.000%	GBP LIBOR BBA	Semi-Annual	Semi-Annual	Mar 2023	(68,465)	102,107	33,642
Centrally cleared	18,600,000	USD	Fixed 2.000%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2023	96,483	144,973	241,456
Centrally cleared	73,900,000	USD	Fixed 1.750%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2023	1,625,639	554,642	2,180,281
Centrally cleared	2,500,000	AUD	AUD BBR BBSW	Fixed 3.500%	Semi-Annual	Semi-Annual	Dec 2025	106,633	9,013	115,646
Centrally cleared	21,600,000	MXN	MXN TIIE Banxico	Fixed 6.080%	Monthly	Monthly	Mar 2026	(111,028)	(14,448)	(125,476)
Centrally cleared	14,000,000	CAD	Fixed 1.850%	CAD BA CDOR	Semi-Annual	Semi-Annual	Sep 2027	329,624	179,446	509,070
Centrally cleared	1,430,000,000	JPY	Fixed 0.300%	JPY LIBOR BBA	Semi-Annual	Semi-Annual	Sep 2027	16,038	(12,700)	3,338
Centrally cleared	27,300,000	USD	USD LIBOR BBA	Fixed 2.500%	Semi-Annual	Quarterly	Dec 2027	554,827	(349,210)	205,617
Centrally cleared	8,500,000	GBP	Fixed 1.500%	GBP LIBOR BBA	Semi-Annual	Semi-Annual	Mar 2028	(46,812)	(171,660)	(218,472)
Centrally cleared	22,500,000	EUR	EUR EURIBOR Reuters	Fixed 1.000%	Annual	Semi-Annual	Mar 2028	64,270	122,919	187,189
Centrally cleared	900,000	GBP	Fixed 1.500%	GBP LIBOR BBA	Semi-Annual	Semi-Annual	Mar 2028	(3,979)	(19,153)	(23,132)
Centrally cleared	1,900,000	AUD	Fixed 3.000%	AUD BBR BBSW	Semi-Annual	Semi-Annual	Mar 2028	(14,567)	(7,579)	(22,146)
Centrally cleared	650,000,000	JPY	Fixed 0.450%	JPY LIBOR BBA	Semi-Annual	Semi-Annual	Mar 2029	(16,581)	5,213	(11,368)
Centrally cleared	1,740,000,000	JPY	JPY LIBOR BBA	Fixed 1.500%	Semi-Annual	Semi-Annual	Jun 2033	255,378	1,910,926	2,166,304
Centrally cleared	21,800,000	USD	Fixed 2.098%	USD LIBOR BBA	Semi-Annual	Quarterly	Jul 2041	172,723	214,687	387,410
Centrally cleared	10,000,000	JPY	Fixed 1.500%	JPY LIBOR BBA	Semi-Annual	Semi-Annual	Dec 2044	(3,268)	(9,874)	(13,142)
Centrally cleared	560,000,000	JPY	Fixed 1.500%	JPY LIBOR BBA	Semi-Annual	Semi-Annual	Dec 2045	(1,642,129)	903,259	(738,870)
Centrally cleared	1,600,000	USD	Fixed 2.250%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2046	(144,755)	254,727	109,972
Centrally cleared	500,000	USD	Fixed 1.750%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2047	96,634	(7,687)	88,947
Centrally cleared	14,700,000	USD	Fixed 2.750%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2047	(493,601)	(88,308)	(581,909)
Centrally cleared	3,500,000	EUR	Fixed 1.500%	EUR EURIBOR Reuters	Annual	Semi-Annual	Mar 2048	76,151	(61,541)	14,610
Centrally cleared	2,400,000	GBP	Fixed 1.750%	GBP LIBOR BBA	Semi-Annual	Semi-Annual	Mar 2048	(84,412)	(172,581)	(256,993)
Centrally cleared	15,400,000	EUR	Fixed 1.500%	EUR EURIBOR Reuters	Annual	Semi-Annual	Mar 2048	(202,573)	266,857	64,284
Centrally cleared	1,950,000	GBP	Fixed 1.750%	GBP LIBOR BBA	Semi-Annual	Semi-Annual	Mar 2048	(107,855)	(100,952)	(208,807)
Centrally cleared	4,300,000	USD	Fixed 2.955%	USD LIBOR BBA	Semi-Annual	Quarterly	Nov 2049	—	(308,081)	(308,081)
Centrally cleared	1,200,000	USD	Fixed 2.953%	USD LIBOR BBA	Semi-Annual	Quarterly	Nov 2049	—	(85,345)	(85,345)
								$1,033,902	$4,023,085	$5,056,987
								$1,033,902	$4,192,850	$5,226,752

Credit default swaps - Buyer

								Unamortized
								upfront
				USD	Pay	Fixed		payment	Unrealized
Counterparty (OTC)/	Reference	Notional		notional	fixed	payment	Maturity	paid	appreciation
Centrally cleared	obligation	amount	Currency	amount	rate	frequency	date	(received)	(depreciation)	Value
Bank of America N.A.	Computer Sciences Corp.	2,050,000	USD	$2,050,000	0.970%	Quarterly	Mar 2018	—	$(4,743)	$(4,743)
	Starwood Hotels &
Bank of America N.A.	Resorts Worldwide, Inc.	3,000,000	USD	3,000,000	1.490%	Quarterly	Jun 2018	—	(22,160)	(22,160)
Bank of America N.A.	Government of Japan	300,000	USD	300,000	1.000%	Quarterly	Jun 2022	$(9,381)	(615)	(9,996)
Barclays Capital	Springleaf Finance Corp.	1,400,000	USD	1,400,000	5.000%	Quarterly	Jun 2020	(75,982)	(47,045)	(123,027)
Barclays Capital	Government of Japan	1,500,000	USD	1,500,000	1.000%	Quarterly	Jun 2022	(47,323)	(2,657)	(49,980)
	Credit Suisse
BNP Paribas SA	Group, Ltd.	2,700,000	EUR	2,933,686	1.000%	Quarterly	Jun 2022	39,020	(104,315)	(65,295)
BNP Paribas SA	Commerzbank AG	1,200,000	EUR	1,307,340	1.000%	Quarterly	Jun 2022	56,426	(45,351)	11,075
BNP Paribas SA	Government of Japan	2,300,000	USD	2,300,000	1.000%	Quarterly	Jun 2022	(73,136)	(3,500)	(76,636)
Citibank N.A.	Government of Japan	600,000	USD	600,000	1.000%	Quarterly	Jun 2022	(18,840)	(1,152)	(19,992)
Goldman Sachs
International	Government of Japan	1,500,000	USD	1,500,000	1.000%	Quarterly	Jun 2022	(47,392)	(2,588)	(49,980)
HSBC Bank	Government of Japan	1,900,000	USD	1,900,000	1.000%	Quarterly	Jun 2022	(59,290)	(4,018)	(63,308)
				$18,791,026				$(235,898)	$(238,144)	$(474,042)

The accompanying notes are an integral part of the financial statements.	51

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

Credit default swaps - Buyer (continued)

								Unamortized
								upfront
				USD	Pay	Fixed		payment	Unrealized
Counterparty (OTC)/	Reference	Notional		notional	fixed	payment	Maturity	paid	appreciation
Centrally cleared	obligation	amount	Currency	amount	rate	frequency	date	(received)	(depreciation)	Value
Centrally cleared	Ally Financial, Inc.	1,300,000	USD	$1,300,000	5.000%	Quarterly	Jun 2018	$(22,218)	$(10,018)	$(32,236)
Centrally cleared	Pfizer, Inc.	1,000,000	USD	1,000,000	1.000%	Quarterly	Dec 2020	(21,130)	(5,558)	(26,688)
Centrally cleared	Altria Group, Inc.	1,500,000	USD	1,500,000	1.000%	Quarterly	Dec 2020	(31,549)	(6,885)	(38,434)
Centrally cleared	UnitedHealth Group, Inc.	1,100,000	USD	1,100,000	1.000%	Quarterly	Dec 2020	(22,034)	(6,544)	(28,578)
Centrally cleared	Reynolds American, Inc.	1,600,000	USD	1,600,000	1.000%	Quarterly	Dec 2020	(34,555)	(8,355)	(42,910)
Centrally cleared	Koninklijke DSM NV	1,000,000	EUR	1,072,765	1.000%	Quarterly	Dec 2020	(22,934)	(9,145)	(32,079)
Centrally cleared	Bayer AG	500,000	EUR	534,100	1.000%	Quarterly	Dec 2020	(8,105)	(6,580)	(14,685)
Centrally cleared	United Utilities PLC	200,000	EUR	216,950	1.000%	Quarterly	Dec 2020	(2,667)	(2,377)	(5,044)
Centrally cleared	Fortum OYJ	200,000	EUR	212,510	1.000%	Quarterly	Dec 2020	(2,590)	(3,095)	(5,685)
Centrally cleared	Telia Company AB	300,000	EUR	318,225	1.000%	Quarterly	Dec 2020	(5,285)	(3,908)	(9,193)
Centrally cleared	BASF SE	400,000	EUR	425,960	1.000%	Quarterly	Dec 2020	(8,335)	(4,334)	(12,669)
				$9,280,510				$(181,402)	$(66,799)	$(248,201)
				$28,071,536				$(417,300)	$(304,943)	$(722,243)

Credit default swaps - Seller

									Unamortized
		Implied			USD		Fixed		upfront	Unrealized
Counterparty (OTC)/	Reference	credit	Notional		notional	Received	payment	Maturity	payment paid	appreciation
Centrally cleared	obligation	spread	amount	Currency	amount	fixed rate	frequency	date	(received)	(depreciation)	Value
Citibank N.A.	Shire PLC (A)	1.079%	200,000	EUR	$212,750	1.000%	Quarterly	Dec 2021	$(5,909)	$5,248	$(661)
Goldman Sachs International	Government of Mexico	1.064%	600,000	USD	600,000	1.000%	Quarterly	Dec 2022	(3,398)	1,816	(1,582)
HSBC Bank	Federative Republic of Brazil	0.317%	2,200,000	USD	2,200,000	1.000%	Quarterly	Mar 2018	2,423	1,674	4,097
HSBC Bank	Government of Mexico	1.064%	1,000,000	USD	1,000,000	1.000%	Quarterly	Dec 2022	(6,169)	3,533	(2,636)
JPMorgan Chase Bank N.A.	A.P. Moller - Maersk A/S	0.989%	1,300,000	EUR	1,534,064	1.000%	Quarterly	Jun 2022	(6,647)	7,929	1,282
					$5,546,814				$(19,700)	$20,200	$500
Centrally cleared	Exelon Generation Company LLC	0.854%	1,500,000	USD	1,500,000	1.000%	Quarterly	Jun 2022	(35,269)	45,069	9,800
Centrally cleared	CDX.NA.IG.29	0.491%	20,000,000	USD	20,000,000	1.000%	Quarterly	Dec 2022	423,471	59,948	483,419
Centrally cleared	Telecom Italian SpA	1.606%	400,000	EUR	448,600	1.000%	Quarterly	Jun 2024	(27,751)	10,021	(17,730)
Centrally cleared	Royal Dutch Shell PLC	0.684%	700,000	EUR	738,745	1.000%	Quarterly	Dec 2026	(18,275)	41,499	23,224
					$22,687,345				$342,176	$156,537	$498,713
					$28,234,159				$322,476	$176,737	$499,213

(A) Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

Currency swaps

						Notional	Notional	Unamortized
						amount of	amount of	upfront	Unrealized
			Payment	Maturity		currency	currency	payment	appreciation
Counterparty (OTC)	Receive	Pay	frequency	date		received	delivered	paid	(depreciation)	Value
BNP Paribas SA	Floating rate equal to 3 month USD LIBOR based on the notional amount of currency delivered	Floating rate equal to 3 month AUD BBSW plus 0.362% based on the notional amount of currency received	Quarterly	Sep 2027	AUD	3,100,000	2,457,370	$11,160	$(49,770)	$(38,610)
BNP Paribas SA	Floating rate equal to 3 month USD LIBOR based on the notional amount of currency delivered	Floating rate equal to 3 month AUD BBSW plus 0.368% based on the notional amount of currency received	Quarterly	Oct 2027	AUD	1,900,000	1,496,630	(4,750)	(9,111)	(13,861)
Citibank N.A.	Floating rate equal to 3 month USD LIBOR based on the notional amount of currency delivered	Floating rate equal to 3 month GBP LIBOR less 0.150% based on the notional amount of currency received	Quarterly	Mar 2020	GBP	14,400,000	17,611,200	(34,953)	1,852,471	1,817,518

The accompanying notes are an integral part of the financial statements.	52

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

Currency swaps

						Notional	Notional	Unamortized
						amount of	amount of	upfront	Unrealized
			Payment	Maturity		currency	currency	payment	appreciation
Counterparty (OTC)	Receive	Pay	frequency	date		received	delivered	paid	(depreciation)	Value
Citibank N.A.	Floating rate equal to 3 month USD LIBOR based on the notional amount of currency delivered	Floating rate equal to 3 month GBP LIBOR less 0.150% based on the notional amount of currency received	Quarterly	Mar 2020	GBP	11,300,000	14,916,000	$(37,281)	$367,428	$330,147
Deutsche Bank AG	Floating rate equal to 3 month USD LIBOR based on the notional amount of currency delivered	Floating rate equal to 3 month GBP LIBOR less 0.055% based on the notional amount of currency received	Quarterly	Oct 2026	GBP	800,000	976,000	3,639	97,173	100,812
Goldman Sachs Bank USA	Floating rate equal to 3 month USD LIBOR based on the notional amount of currency delivered	Floating rate equal to 3 month GBP LIBOR less 0.150% based on the notional amount of currency received	Quarterly	Mar 2020	GBP	21,600,000	26,416,800	(34,750)	2,761,027	2,726,277
Morgan Stanley Capital Services	Floating rate equal to 3 month USD LIBOR based on the notional amount of currency delivered	Floating rate equal to 3 month AUD BBSW plus 0.368% based on the notional amount of currency received	Quarterly	Oct 2027	AUD	674,000	527,135	2,157	(3,301)	(1,144)
Royal Bank of Scotland PLC	Floating rate equal to 3 month USD LIBOR based on the notional amount of currency delivered	Floating rate equal to 3 month GBP LIBOR less 0.055% based on the notional amount of currency received	Quarterly	Oct 2026	GBP	1,500,000	1,830,300	44,025	144,697	188,722
								$(50,753)	$5,160,614	$5,109,861

Volatility swaps

									Unamortized
									upfront
								Volatility	payment	Unrealized
	Reference		Notional	USD notional	Pay/receive	Payment	Maturity	strike	paid	appreciation
Counterparty (OTC)	entity	Currency	amount	amount	variance	frequency	date	rate	(received)	(depreciation)	Value
Deutsche Bank AG	USD versus CHF	CHF	4,000	$4,033	Pay	At Maturity	Jun 2019	9.000%	—	$(4,164)	$(4,164)
Deutsche Bank AG	EUR versus CHF	CHF	4,000	4,033	Receive	At Maturity	Jun 2019	6.800%	—	1,590	1,590
Deutsche Bank AG	EUR versus CHF	CHF	6,000	6,088	Receive	At Maturity	Jun 2019	6.750%	—	1,955	1,955
Deutsche Bank AG	USD versus CHF	CHF	6,000	6,088	Pay	At Maturity	Jun 2019	9.000%	—	(6,177)	(6,177)
				$20,242					—	$(6,796)	$(6,796)

The accompanying notes are an integral part of the financial statements.	53

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Global Bond Trust (continued)

Derivatives Currency Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Bhat
USD	U.S. Dollar
ZAR	South African Rand

Derivatives Abbreviations

BBA	The British Banker’s Association
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Rate
CDOR	Canadian Dollar Offered Rate
EURIBOR	Euro Interbank Offered Rate
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
TIIE	Tasa de Interes Interbancario de Equilibrio (Interbank Equilibrium Interest Rate)

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

High Yield Trust

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS – 1.0%
Argentina – 0.6%
Republic of Argentina
5.625%, 01/26/2022		$230,000	$242,650
6.875%, 04/22/2021		200,000	217,800
6.875%, 01/26/2027		330,000	360,525
7.500%, 04/22/2026		200,000	226,230
7.625%, 04/22/2046		200,000	225,600
			1,272,805
Brazil – 0.3%
Federative Republic of Brazil
10.000%, 01/01/2021	BRL	100,000	31,051
10.000%, 01/01/2023		2,139,000	652,702
10.000%, 01/01/2027		85,000	25,271
			709,024
Indonesia – 0.0%
Republic of Indonesia
8.375%, 03/15/2034	IDR	74,000,000	6,081

High Yield Trust (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico – 0.1%
Government of Mexico
6.500%, 06/09/2022	MXN	5,956,000	$289,950
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $2,344,912)			$2,277,860

CORPORATE BONDS – 84.3%
Consumer discretionary – 18.0%
Adient Global Holdings, Ltd.
4.875%, 08/15/2026 (A)		$570,000	585,675
Altice Financing SA
6.625%, 02/15/2023 (A)		760,000	795,796
7.500%, 05/15/2026 (A)		200,000	213,000
AMC Entertainment Holdings, Inc.
6.125%, 05/15/2027 (B)		410,000	406,925
Bossier Casino Venture Holdco, Inc. (0%
Cash or 14% PIK) 14.000%,
02/09/2018 (A)(C)		643,806	647,229
Brinker International, Inc.
5.000%, 10/01/2024 (A)		380,000	383,800
Carmike Cinemas, Inc.
6.000%, 06/15/2023 (A)		530,000	553,850

The accompanying notes are an integral part of the financial statements.	54

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Carrols Restaurant Group, Inc.
8.000%, 05/01/2022	$700,000	$736,750
CCO Holdings LLC
5.125%, 05/01/2027 (A)	340,000	334,900
5.750%, 02/15/2026 (A)	1,020,000	1,059,525
Century Communities, Inc.
5.875%, 07/15/2025	1,040,000	1,045,200
Charter Communications Operating LLC
4.908%, 07/23/2025	1,850,000	1,966,448
6.484%, 10/23/2045	450,000	524,267
CSC Holdings LLC
6.625%, 10/15/2025 (A)	720,000	779,386
10.125%, 01/15/2023 (A)	355,000	399,819
10.875%, 10/15/2025 (A)	243,000	288,563
Delphi Jersey Holdings PLC
5.000%, 10/01/2025 (A)	370,000	374,625
DISH DBS Corp.
5.875%, 07/15/2022 to 11/15/2024	1,700,000	1,658,775
7.750%, 07/01/2026	1,660,000	1,745,075
ESH Hospitality, Inc.
5.250%, 05/01/2025 (A)	770,000	777,700
Fontainebleau Las Vegas Holdings LLC
11.000%, 06/15/2049 (A)(D)	3,600,425	360
GameStop Corp.
5.500%, 10/01/2019 (A)	530,000	538,613
6.750%, 03/15/2021 (A)(B)	410,000	428,450
General Motors Company
6.600%, 04/01/2036	140,000	170,469
6.750%, 04/01/2046	60,000	75,485
GLP Capital LP
5.375%, 04/15/2026	670,000	718,575
Guitar Center, Inc.
6.500%, 04/15/2019 (A)	40,000	37,000
9.625%, 04/15/2020 (A)	1,140,000	638,400
Hanesbrands, Inc.
4.625%, 05/15/2024 (A)	510,000	520,200
4.875%, 05/15/2026 (A)	180,000	184,500
Hilton Worldwide Finance LLC
4.625%, 04/01/2025	110,000	113,025
4.875%, 04/01/2027	560,000	585,900
IHO Verwaltungs GmbH (4.125% Cash
or 4.875% PIK) 4.125%, 09/15/2021 (A)	260,000	264,550
IHO Verwaltungs GmbH (4.750% Cash
or 5.500% PIK) 4.750%, 09/15/2026 (A)	250,000	253,750
International Game Technology PLC
6.500%, 02/15/2025 (A)	400,000	447,000
Lennar Corp.
4.500%, 04/30/2024	300,000	307,590
4.750%, 11/29/2027 (A)	400,000	411,920
Levi Strauss & Company
5.000%, 05/01/2025	710,000	740,175
Lions Gate Entertainment Corp.
5.875%, 11/01/2024 (A)	250,000	264,063
Lithia Motors, Inc.
5.250%, 08/01/2025 (A)	350,000	364,875
MGM Resorts International
4.625%, 09/01/2026	370,000	373,700
6.625%, 12/15/2021	130,000	142,636
7.750%, 03/15/2022	610,000	695,400
Monitronics International, Inc.
9.125%, 04/01/2020	390,000	323,700
Murphy Oil USA, Inc.
5.625%, 05/01/2027	490,000	514,598

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Murphy Oil USA, Inc. (continued)
6.000%, 08/15/2023	$60,000	$62,550
NCL Corp., Ltd.
4.750%, 12/15/2021 (A)	810,000	838,350
Netflix, Inc.
5.875%, 02/15/2025	1,080,000	1,147,500
New Red Finance, Inc.
4.250%, 05/15/2024 (A)	340,000	339,150
5.000%, 10/15/2025 (A)	630,000	634,725
Newell Brands, Inc.
5.000%, 11/15/2023	250,000	263,848
PetSmart, Inc.
8.875%, 06/01/2025 (A)	540,000	325,350
Scientific Games International, Inc.
10.000%, 12/01/2022	1,620,000	1,777,950
Service Corp. International
4.625%, 12/15/2027	380,000	385,556
5.375%, 05/15/2024	200,000	210,750
7.500%, 04/01/2027	480,000	578,400
Silversea Cruise Finance, Ltd.
7.250%, 02/01/2025 (A)	592,000	637,880
Speedway Motorsports, Inc.
5.125%, 02/01/2023	610,000	629,825
Sugarhouse HSP Gaming Prop Mezz LP
5.875%, 05/15/2025 (A)	640,000	608,000
Taylor Morrison Communities, Inc.
5.875%, 04/15/2023 (A)	840,000	887,250
The EW Scripps Company
5.125%, 05/15/2025 (A)	420,000	417,900
The Goodyear Tire & Rubber Company
5.000%, 05/31/2026	320,000	329,952
The Nielsen Company Luxembourg
SARL
5.000%, 02/01/2025 (A)(B)	380,000	394,250
The ServiceMaster Company LLC
5.125%, 11/15/2024 (A)	690,000	698,625
Time Warner Cable LLC
7.300%, 07/01/2038	440,000	551,166
Univision Communications, Inc.
5.125%, 02/15/2025 (A)	200,000	195,000
Viking Cruises, Ltd.
5.875%, 09/15/2027 (A)	1,125,000	1,144,688
Virgin Media Finance PLC
6.000%, 10/15/2024 (A)	1,280,000	1,313,600
Virgin Media Secured Finance PLC
5.500%, 08/15/2026 (A)	200,000	205,000
Weekley Homes LLC
6.625%, 08/15/2025 (A)	830,000	825,850
Weight Watchers International, Inc.
8.625%, 12/01/2025 (A)	490,000	512,050
William Lyon Homes, Inc.
5.750%, 04/15/2019	240,000	241,200
7.000%, 08/15/2022	180,000	185,400
ZF North America Capital, Inc.
4.500%, 04/29/2022 (A)	305,000	320,250
4.750%, 04/29/2025 (A)	520,000	550,550
		41,604,807
Consumer staples – 3.1%
Alliance One International, Inc.
8.500%, 04/15/2021 (A)(B)	280,000	293,300
9.875%, 07/15/2021	360,000	331,200
Aramark Services, Inc.
5.000%, 04/01/2025 (A)	520,000	549,276
Beverages & More, Inc.
11.500%, 06/15/2022 (A)(B)	670,000	611,375

The accompanying notes are an integral part of the financial statements.	55

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
Carolina Beverage Group LLC
10.625%, 08/01/2018 (A)	$750,000	$753,750
Central Garden & Pet Company
5.125%, 02/01/2028	370,000	370,000
Cott Holdings, Inc.
5.500%, 04/01/2025 (A)	610,000	627,538
Kraft Heinz Foods Company
4.875%, 02/15/2025 (A)	408,000	432,515
7.125%, 08/01/2039 (A)	440,000	595,195
Lamb Weston Holdings, Inc.
4.625%, 11/01/2024 (A)	540,000	556,200
4.875%, 11/01/2026 (A)	780,000	815,100
Spectrum Brands, Inc.
5.750%, 07/15/2025	860,000	905,150
6.125%, 12/15/2024	230,000	243,513
		7,084,112
Energy – 13.3%
Blue Racer Midstream LLC
6.125%, 11/15/2022 (A)	630,000	655,200
Calumet Specialty Products Partners LP
11.500%, 01/15/2021 (A)	750,000	851,250
Carrizo Oil & Gas, Inc.
8.250%, 07/15/2025	800,000	879,000
Cheniere Corpus Christi Holdings LLC
5.875%, 03/31/2025	740,000	801,975
Chesapeake Energy Corp.
5.375%, 06/15/2021	280,000	270,200
5.750%, 03/15/2023	760,000	703,000
8.000%, 01/15/2025 (A)(B)	1,100,000	1,109,625
8.000%, 06/15/2027 (A)	600,000	576,000
Continental Resources, Inc.
4.900%, 06/01/2044 (B)	330,000	315,150
Covey Park Energy LLC
7.500%, 05/15/2025 (A)	760,000	792,072
DCP Midstream Operating LP
6.750%, 09/15/2037 (A)	590,000	643,100
Endeavor Energy Resources LP
5.500%, 01/30/2026 (A)	190,000	193,325
5.750%, 01/30/2028 (A)	300,000	308,100
EP Energy LLC
6.375%, 06/15/2023	660,000	356,400
7.750%, 09/01/2022	160,000	89,200
8.000%, 02/15/2025 (A)	830,000	605,900
Extraction Oil & Gas, Inc.
7.375%, 05/15/2024 (A)	560,000	597,800
7.875%, 07/15/2021 (A)	300,000	317,250
Genesis Energy LP
5.625%, 06/15/2024	910,000	887,250
Gulfport Energy Corp.
6.375%, 05/15/2025	480,000	482,400
KCA Deutag UK Finance PLC
7.250%, 05/15/2021 (A)	680,000	659,600
9.875%, 04/01/2022 (A)	350,000	371,000
MEG Energy Corp.
6.375%, 01/30/2023 (A)	188,000	159,800
7.000%, 03/31/2024 (A)	610,000	514,688
Murray Energy Corp.
11.250%, 04/15/2021 (A)	760,000	387,600
NGL Energy Partners LP
7.500%, 11/01/2023	900,000	931,500
NGPL PipeCo LLC
4.375%, 08/15/2022 (A)	380,000	386,413
4.875%, 08/15/2027 (A)	530,000	549,875
7.768%, 12/15/2037 (A)	220,000	271,150

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Petrobras Global Finance BV
6.850%, 06/15/2115	$410,000	$394,625
7.375%, 01/17/2027	290,000	319,290
Precision Drilling Corp.
7.125%, 01/15/2026 (A)	660,000	673,200
Pride International, Inc.
7.875%, 08/15/2040	160,000	135,400
QEP Resources, Inc.
5.250%, 05/01/2023	230,000	232,728
5.625%, 03/01/2026	560,000	567,700
Range Resources Corp.
4.875%, 05/15/2025	240,000	231,600
5.000%, 03/15/2023	400,000	398,000
Rockies Express Pipeline LLC
5.625%, 04/15/2020 (A)	270,000	282,825
6.875%, 04/15/2040 (A)	1,250,000	1,406,250
7.500%, 07/15/2038 (A)	100,000	115,625
RSP Permian, Inc.
5.250%, 01/15/2025	800,000	820,000
6.625%, 10/01/2022	460,000	482,425
Sanchez Energy Corp.
6.125%, 01/15/2023	190,000	161,025
7.750%, 06/15/2021	470,000	441,800
SemGroup Corp.
5.625%, 11/15/2023	740,000	721,500
Shelf Drilling Holdings, Ltd.
9.500%, 11/02/2020 (A)	679,808	692,554
Summit Midstream Holdings LLC
5.500%, 08/15/2022	120,000	120,000
Targa Resources Partners LP
4.250%, 11/15/2023	900,000	889,875
5.125%, 02/01/2025	30,000	30,713
5.375%, 02/01/2027	30,000	30,788
Teine Energy, Ltd.
6.875%, 09/30/2022 (A)	700,000	722,750
The Williams Companies, Inc.
3.700%, 01/15/2023	300,000	298,500
4.550%, 06/24/2024	910,000	944,125
7.500%, 01/15/2031	880,000	1,075,800
8.750%, 03/15/2032	60,000	79,200
Transocean, Inc.
6.800%, 03/15/2038 (B)	360,000	290,250
7.500%, 01/15/2026 (A)	440,000	450,582
Trinidad Drilling, Ltd.
6.625%, 02/15/2025 (A)	930,000	883,500
WPX Energy, Inc.
5.250%, 09/15/2024	250,000	249,138
8.250%, 08/01/2023	870,000	987,450
		30,795,041
Financials – 8.5%
Ally Financial, Inc.
3.500%, 01/27/2019	650,000	653,250
8.000%, 11/01/2031	80,000	104,000
American Greetings Corp.
7.875%, 02/15/2025 (A)	820,000	885,600
ASP AMC Merger Sub, Inc.
8.000%, 05/15/2025 (A)	700,000	672,000
Banco Mercantil del Norte SA (6.875%
to 7-6-22, then 5 Year CMT +
5.035%) 07/06/2022 (A)(E)	200,000	210,750
Bank of America Corp. (6.500% to
10-23-24, then 3 month LIBOR +
4.174%) 10/23/2024 (E)	280,000	318,150
Barclays Bank PLC
7.625%, 11/21/2022	200,000	226,500

The accompanying notes are an integral part of the financial statements.	56

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

High Yield Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Barclays PLC
4.836%, 05/09/2028		$200,000	$208,110
Barclays PLC (8.000% to 12-15-20, then
5 Year Euro Swap Rate + 6.750%)
12/15/2020 (E)	EUR	500,000	689,605
BNP Paribas SA (7.375% to 8-19-25,
then 5 Year U.S. Swap Rate +
5.150%) 08/19/2025 (A)(E)		$390,000	450,450
Centennial Resource Production LLC
5.375%, 01/15/2026 (A)		370,000	376,938
CIT Group, Inc.
5.000%, 08/15/2022 to 08/01/2023		1,057,000	1,124,470
5.375%, 05/15/2020		12,000	12,675
Citigroup, Inc. (5.950% to 5-15-25, then
3 month LIBOR + 3.905%)
05/15/2025 (E)		780,000	830,700
Citigroup, Inc. (6.300% to 5-15-24, then
3 month LIBOR + 3.423%)
05/15/2024 (E)		1,060,000	1,135,525
Cooperatieve Rabobank UA
5.250%, 08/04/2045		270,000	324,877
Credit Agricole SA (8.125% to 12-23-25,
then 5 Year U.S. Swap Rate +
6.185%) 12/23/2025 (A)(E)		290,000	347,771
DAE Funding LLC
4.500%, 08/01/2022 (A)		674,000	662,205
5.000%, 08/01/2024 (A)		520,000	513,500
Donnelley Financial Solutions, Inc.
8.250%, 10/15/2024		590,000	631,300
FirstCash, Inc.
5.375%, 06/01/2024 (A)		530,000	552,525
Genworth Holdings, Inc.
4.900%, 08/15/2023		320,000	272,800
7.700%, 06/15/2020		570,000	573,563
HSBC Holdings PLC (6.375% to
3-30-25, then 5 Year U.S. ISDAFIX +
4.368%) 03/30/2025 (E)		620,000	666,500
Ladder Capital Finance
Holdings LLLP
5.250%, 03/15/2022 to
10/01/2025 (A)		830,000	832,013
Navient Corp.
5.875%, 03/25/2021 to 10/25/2024		590,000	599,175
6.500%, 06/15/2022		120,000	125,880
6.625%, 07/26/2021		210,000	221,550
6.750%, 06/25/2025		140,000	143,850
8.000%, 03/25/2020		688,000	743,900
8.450%, 06/15/2018		600,000	615,300
Quicken Loans, Inc.
5.250%, 01/15/2028 (A)		1,300,000	1,283,360
5.750%, 05/01/2025 (A)		1,000,000	1,035,010
Radian Group, Inc.
4.500%, 10/01/2024		200,000	204,900
The Royal Bank of Scotland Group PLC
(8.625% to 8-15-21, then 5 Year
U.S. Swap Rate + 7.598%)
08/15/2021 (E)		470,000	529,338
The Royal Bank of Scotland NV
7.750%, 05/15/2023		210,000	249,108
TMX Finance LLC
8.500%, 09/15/2018 (A)		790,000	722,850
			19,749,998
Health care – 7.3%
Air Medical Group Holdings, Inc.
6.375%, 05/15/2023 (A)(B)		180,000	172,800

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
AMAG Pharmaceuticals, Inc.
7.875%, 09/01/2023 (A)	$690,000	$671,888
BioScrip, Inc.
8.875%, 02/15/2021 (B)	620,000	561,100
Centene Corp.
4.750%, 01/15/2025	1,070,000	1,088,725
Community Health Systems, Inc.
6.250%, 03/31/2023	270,000	243,000
8.000%, 11/15/2019 (B)	360,000	306,000
DaVita, Inc.
5.000%, 05/01/2025	570,000	569,829
5.125%, 07/15/2024	230,000	232,300
DJO Finance LLC
10.750%, 04/15/2020	90,000	81,000
DJO Finco, Inc.
8.125%, 06/15/2021 (A)	950,000	888,250
HCA, Inc.
4.500%, 02/15/2027	440,000	442,200
5.000%, 03/15/2024	80,000	83,200
5.250%, 06/15/2026	400,000	424,000
5.375%, 02/01/2025	820,000	848,700
5.500%, 06/15/2047	1,620,000	1,615,950
7.500%, 02/15/2022	210,000	236,250
Immucor, Inc.
11.125%, 02/15/2022 (A)	100,000	103,500
Jaguar Holding Company II
6.375%, 08/01/2023 (A)	570,000	575,700
MPH Acquisition Holdings LLC
7.125%, 06/01/2024 (A)	510,000	543,150
Polaris Intermediate Corp. (8.500% Cash
or 9.250% PIK) 8.500%, 12/01/2022 (A)	400,000	415,000
Tenet Healthcare Corp.
7.500%, 01/01/2022 (A)	370,000	388,500
8.125%, 04/01/2022 (B)	2,200,000	2,238,500
Valeant Pharmaceuticals
International, Inc.
5.375%, 03/15/2020 (A)	36,000	36,090
5.500%, 03/01/2023 (A)	1,150,000	1,052,250
5.625%, 12/01/2021 (A)	270,000	263,925
5.875%, 05/15/2023 (A)	50,000	46,313
7.000%, 03/15/2024 (A)	1,090,000	1,166,300
7.250%, 07/15/2022 (A)	70,000	70,788
7.500%, 07/15/2021 (A)	130,000	132,438
9.000%, 12/15/2025 (A)	820,000	854,604
West Street Merger Sub, Inc.
6.375%, 09/01/2025 (A)	560,000	561,400
		16,913,650
Industrials – 10.3%
ACCO Brands Corp.
5.250%, 12/15/2024 (A)	440,000	452,100
Ahern Rentals, Inc.
7.375%, 05/15/2023 (A)	130,000	122,200
Allison Transmission, Inc.
4.750%, 10/01/2027 (A)	960,000	966,000
5.000%, 10/01/2024 (A)	590,000	608,438
American Airlines 2013-1 Class B Pass
Through Trust
5.625%, 01/15/2021 (A)	713,509	739,552
Arconic, Inc.
5.125%, 10/01/2024	480,000	512,320
Ashtead Capital, Inc.
4.125%, 08/15/2025 (A)	200,000	202,000
Ausdrill Finance Pty, Ltd.
6.875%, 11/01/2019 (A)	380,000	385,700

The accompanying notes are an integral part of the financial statements.	57

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Beacon Escrow Corp.
4.875%, 11/01/2025 (A)	$640,000	$642,400
BlueLine Rental Finance Corp.
9.250%, 03/15/2024 (A)	700,000	747,250
CD&R Waterworks Merger Sub LLC
6.125%, 08/15/2025 (A)	300,000	304,500
Cleaver-Brooks, Inc.
7.875%, 03/01/2023 (A)	480,000	492,000
Covanta Holding Corp.
5.875%, 07/01/2025	560,000	562,800
Flexi-Van Leasing, Inc.
7.875%, 08/15/2018 (A)	1,130,000	1,124,350
GFL Environmental, Inc.
9.875%, 02/01/2021 (A)	650,000	684,938
International Lease Finance Corp.
8.625%, 01/15/2022	30,000	36,126
Jeld-Wen, Inc.
4.625%, 12/15/2025 (A)	340,000	342,550
4.875%, 12/15/2027 (A)	450,000	454,500
Navios Maritime Acquisition Corp.
8.125%, 11/15/2021 (A)	940,000	796,650
Neovia Logistics Services LLC
(10.000% Cash or 10.750% PIK)
10.750%, 04/01/2020 (A)	748,625	314,423
Park Aerospace Holdings, Ltd.
4.500%, 03/15/2023 (A)	830,000	792,650
5.250%, 08/15/2022 (A)	650,000	645,938
5.500%, 02/15/2024 (A)	1,510,000	1,498,675
Park-Ohio Industries, Inc.
6.625%, 04/15/2027	409,000	440,698
Prime Security Services Borrower LLC
9.250%, 05/15/2023 (A)	750,000	832,500
Standard Industries, Inc.
4.750%, 01/15/2028 (A)	600,000	601,386
The ADT Corp.
4.125%, 06/15/2023	240,000	240,000
6.250%, 10/15/2021	430,000	470,850
The Brink’s Company
4.625%, 10/15/2027 (A)	620,000	607,600
The Hertz Corp.
5.875%, 10/15/2020	970,000	972,425
United Airlines 2013-1 Class B Pass
Through Trust
5.375%, 02/15/2023	565,711	592,582
United Airlines 2014-1 Class B Pass
Through Trust
4.750%, 10/11/2023	261,810	270,764
United Rentals North America, Inc.
4.625%, 10/15/2025	190,000	191,425
4.875%, 01/15/2028	980,000	984,900
5.500%, 07/15/2025 to 05/15/2027	740,000	779,525
5.750%, 11/15/2024	620,000	652,550
US Airways 2012-2 Class B Pass
Through Trust
6.750%, 12/03/2022	641,226	696,435
XPO CNW, Inc.
6.700%, 05/01/2034	740,000	769,600
XPO Logistics, Inc.
6.125%, 09/01/2023 (A)	680,000	719,100
6.500%, 06/15/2022 (A)	490,000	511,438
		23,761,838
Information technology – 2.3%
Alliance Data Systems Corp.
5.375%, 08/01/2022 (A)	880,000	886,600

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
CDK Global, Inc.
4.875%, 06/01/2027 (A)	$250,000	$253,125
CommScope Technologies LLC
5.000%, 03/15/2027 (A)	420,000	420,000
Dell International LLC
5.875%, 06/15/2021 (A)	630,000	653,625
7.125%, 06/15/2024 (A)	360,000	394,151
Entegris, Inc.
4.625%, 02/10/2026 (A)	380,000	385,700
First Data Corp.
5.000%, 01/15/2024 (A)	550,000	565,813
7.000%, 12/01/2023 (A)	60,000	63,450
j2 Cloud Services LLC
6.000%, 07/15/2025 (A)	560,000	589,400
Match Group, Inc.
5.000%, 12/15/2027 (A)	340,000	345,100
6.375%, 06/01/2024	340,000	368,475
Vantiv LLC
4.375%, 11/15/2025 (A)	415,000	420,262
		5,345,701
Materials – 7.8%
Alcoa Nederland Holding BV
6.750%, 09/30/2024 (A)	330,000	359,700
7.000%, 09/30/2026 (A)	830,000	931,675
ArcelorMittal
7.250%, 03/01/2041	470,000	594,550
Ardagh Packaging Finance PLC
4.625%, 05/15/2023 (A)	400,000	408,000
6.000%, 02/15/2025 (A)	1,070,000	1,126,175
BHP Billiton Finance USA, Ltd.
(6.750% to 10-20-25, then 5 Year
U.S. Swap Rate + 5.093%)
10/19/2075 (A)	450,000	525,416
Cemex SAB de CV
5.700%, 01/11/2025 (A)	220,000	232,100
6.125%, 05/05/2025 (A)	270,000	288,090
Coeur Mining, Inc.
5.875%, 06/01/2024	370,000	365,375
First Quantum Minerals, Ltd.
7.250%, 04/01/2023 (A)	500,000	538,750
7.500%, 04/01/2025 (A)	1,330,000	1,443,050
Freeport-McMoRan, Inc.
3.550%, 03/01/2022	500,000	494,375
3.875%, 03/15/2023	260,000	258,700
5.450%, 03/15/2043	210,000	209,738
6.875%, 02/15/2023	940,000	1,024,600
FXI Holdings, Inc.
7.875%, 11/01/2024 (A)	580,000	578,724
Hudbay Minerals, Inc.
7.250%, 01/15/2023 (A)	520,000	551,200
7.625%, 01/15/2025 (A)	890,000	974,550
Mercer International, Inc.
5.500%, 01/15/2026 (A)	380,000	385,700
6.500%, 02/01/2024	690,000	733,125
Midwest Vanadium Pty, Ltd.
11.500%, 02/15/2018 (A)(D)	913,644	20,557
Mirabela Nickel, Ltd.
1.000%, 09/10/2044 (C)(D)	10,201	0
Northwest Acquisitions ULC
7.125%, 11/01/2022 (A)	370,000	382,025
Pactiv LLC
7.950%, 12/15/2025	380,000	430,350
8.375%, 04/15/2027	1,510,000	1,728,950
Plastipak Holdings, Inc.
6.250%, 10/15/2025 (A)	290,000	297,975

The accompanying notes are an integral part of the financial statements.	58

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Reynolds Group Issuer, Inc.
5.125%, 07/15/2023 (A)	$160,000	$165,600
Steel Dynamics, Inc.
5.000%, 12/15/2026	300,000	317,250
Summit Materials LLC
5.125%, 06/01/2025 (A)	260,000	265,200
Teck Resources, Ltd.
6.250%, 07/15/2041	670,000	767,150
Valvoline, Inc.
4.375%, 08/15/2025	510,000	515,100
5.500%, 07/15/2024	650,000	689,000
Venator Finance Sarl
5.750%, 07/15/2025 (A)	450,000	474,750
		18,077,500
Real estate – 2.7%
CoreCivic, Inc.
4.125%, 04/01/2020	90,000	91,350
4.625%, 05/01/2023	130,000	132,925
4.750%, 10/15/2027	640,000	632,000
5.000%, 10/15/2022	400,000	418,000
CTR Partnership LP
5.250%, 06/01/2025	1,050,000	1,071,000
Five Point Operating Company LP
7.875%, 11/15/2025 (A)	1,020,000	1,037,850
MPT Operating Partnership LP
5.000%, 10/15/2027	580,000	590,875
5.250%, 08/01/2026	250,000	258,750
5.500%, 05/01/2024	70,000	72,450
6.375%, 03/01/2024	280,000	296,100
Sabra Health Care LP
5.125%, 08/15/2026	270,000	273,713
The GEO Group, Inc.
5.125%, 04/01/2023	10,000	10,000
5.875%, 10/15/2024	750,000	770,625
Uniti Group LP
6.000%, 04/15/2023 (A)	190,000	186,675
8.250%, 10/15/2023	130,000	125,125
VICI Properties 1 LLC (3 month LIBOR
+ 3.500%) 4.847%, 10/15/2022 (F)	350,000	350,000
		6,317,438
Telecommunication services – 8.8%
CenturyLink, Inc.
5.625%, 04/01/2025 (B)	420,000	382,200
6.750%, 12/01/2023	100,000	98,000
Cogent Communications Group, Inc.
5.375%, 03/01/2022 (A)	1,130,000	1,186,500
Frontier Communications Corp.
11.000%, 09/15/2025	830,000	610,050
Intelsat Jackson Holdings SA
5.500%, 08/01/2023	670,000	547,725
8.000%, 02/15/2024 (A)	560,000	589,400
Level 3 Financing, Inc.
5.250%, 03/15/2026	210,000	206,126
5.625%, 02/01/2023	400,000	403,000
Oi Brasil Holdings Cooperatief UA
5.750%, 02/10/2022 (A)(D)	240,000	106,800
SFR Group SA
6.250%, 05/15/2024 (A)	470,000	471,175
7.375%, 05/01/2026 (A)	2,630,000	2,708,902
Sprint Capital Corp.
8.750%, 03/15/2032	1,600,000	1,816,000
Sprint Communications, Inc.
11.500%, 11/15/2021	470,000	567,525

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Telecommunication
services (continued)
Sprint Corp.
7.250%, 09/15/2021	$1,850,000	$1,958,688
7.625%, 02/15/2025 (B)	790,000	827,525
7.875%, 09/15/2023	2,450,000	2,609,250
Telecom Italia SpA
5.303%, 05/30/2024 (A)	1,200,000	1,281,000
T-Mobile USA, Inc.
6.000%, 04/15/2024	60,000	63,600
6.500%, 01/15/2026	1,160,000	1,265,850
UPC Holding BV
5.500%, 01/15/2028 (A)	1,000,000	972,500
Wind Tre SpA
5.000%, 01/20/2026 (A)(B)	380,000	357,398
Windstream Services LLC
6.375%, 08/01/2023 (A)(B)	1,154,000	692,400
7.750%, 10/15/2020 (B)	620,000	523,900
		20,245,514
Utilities – 2.2%
AES Corp.
5.500%, 03/15/2024 to 04/15/2025	515,000	540,500
Calpine Corp.
5.250%, 06/01/2026 (A)	630,000	617,406
Miran Mid-Atlantic Series C Pass
Through Trust
10.060%, 12/30/2028 (D)	1,558,871	1,566,665
NRG Energy, Inc.
7.250%, 05/15/2026	40,000	43,550
NRG REMA LLC
9.681%, 07/02/2026	1,181,000	696,790
Red Oak Power LLC
9.200%, 11/30/2029	1,030,000	1,169,050
Suburban Propane Partners LP
5.875%, 03/01/2027	450,000	439,875
		5,073,836
TOTAL CORPORATE BONDS (Cost
$194,967,328)		$194,969,435

CONVERTIBLE BONDS – 1.3%
Consumer discretionary – 0.2%
DISH Network Corp.
2.375%, 03/15/2024 (A)	420,000	403,463
3.375%, 08/15/2026	110,000	119,694
		523,157
Energy – 0.3%
Chesapeake Energy Corp.
5.500%, 09/15/2026 (A)	260,000	236,763
Whiting Petroleum Corp.
1.250%, 04/01/2020	550,000	506,000
		742,763
Health care – 0.3%
Jazz Investments I, Ltd.
1.500%, 08/15/2024 (A)	720,000	679,050
Information technology – 0.5%
Electronics For Imaging, Inc.
0.750%, 09/01/2019 (B)	290,000	279,669
ON Semiconductor Corp.
1.625%, 10/15/2023 (A)	180,000	221,738
Verint Systems, Inc.
1.500%, 06/01/2021	80,000	77,700

The accompanying notes are an integral part of the financial statements.	59

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
CONVERTIBLE BONDS (continued)
Information technology (continued)
Workday, Inc.
0.250%, 10/01/2022 (A)	$590,000	$583,363
		1,162,470
TOTAL CONVERTIBLE BONDS (Cost
$3,109,064)		$3,107,440

CAPITAL PREFERRED SECURITIES – 0.4%
Financials – 0.4%
ILFC E-Capital Trust I (1.550% +
highest of 3 month LIBOR, 10 Year
CMT, and 30 Year CMT) 4.370%,
12/21/2065 (A)(F)	1,000,000	975,000
TOTAL CAPITAL PREFERRED SECURITIES
(Cost $840,488)		$975,000

TERM LOANS (G) – 2.8%
Consumer discretionary – 0.9%
CWGS Group LLC (1 month LIBOR +
3.000%) 4.393%, 11/08/2023	801,900	806,343
PetSmart, Inc. (1 month LIBOR +
3.000%) 4.570%, 03/11/2022	709,540	565,638
Spencer Gifts LLC (1 month LIBOR +
8.250%) 9.690%, 06/29/2022	630,000	318,150
TOMS Shoes LLC (3 month LIBOR +
5.500%) 6.980%, 10/28/2020	457,075	265,104
		1,955,235
Energy – 1.0%
Chesapeake Energy Corp. (3 month
LIBOR + 7.500%) 8.954%,
08/23/2021	400,000	425,200
Eastern Power LLC (1 month LIBOR +
3.750%) 5.319%, 10/02/2023	972,939	981,102
Hercules Offshore, Inc.
10.500%, 05/06/2020 (D)	164,649	123,487
Murray Energy Corp. (3 month LIBOR
+7.250%) 8.943%, 04/16/2020	374,479	328,606
Panda Temple Power LLC
7.250%, 03/04/2022 (D)	724,397	516,133
		2,374,528
Health care – 0.7%
Immucor, Inc. (1 month LIBOR +
5.000%) 6.569%, 06/15/2021	290,899	295,262
Lantheus Medical Imaging, Inc. (1 week
LIBOR + 3.750%) 5.097%,
06/30/2022	456,550	459,025
Radnet Management, Inc. (3 month
LIBOR +3.750%) 5.110%, 06/30/2023	857,143	868,929
		1,623,216
Industrials – 0.2%
Commercial Barge Line Company (1
month LIBOR + 8.750%) 10.319%,
11/12/2020	793,875	452,842
TOTAL TERM LOANS (Cost $7,428,372)		$6,405,821

COLLATERALIZED MORTGAGE
OBLIGATIONS – 0.4%
Commercial and residential – 0.4%
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank AG)
Series 2015-LC21, Class E
3.250%, 07/10/2048 (A)	600,000	353,038

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
JPMBB Commercial Mortgage Securities
Trust
Series 2015-C31, Class E
4.617%, 08/15/2048 (A)(H)	$500,000	$317,082
Wells Fargo Commercial Mortgage Trust
Series 2015-C28, Class E
3.000%, 05/15/2048 (A)	500,000	287,699
		957,819
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,081,367)		$957,819

ASSET BACKED SECURITIES –
3.9%
ARES XLIV CLO, Ltd.
Series 2017-44A, Class D (3 month
LIBOR + 6.550%)
7.864%, 10/15/2029 (A)(F)	700,000	720,022
Avery Point VI CLO, Ltd.
Series 2015-6A, Class E1 (3 month
LIBOR + 5.500%)
6.891%, 08/05/2027 (A)(F)	750,000	756,671
Carlyle Global Market Strategies
CLO, Ltd.
Series 2015-2A, Class D (3 month
LIBOR + 5.300%)
6.674%, 04/27/2027 (A)(F)	500,000	502,090
Carlyle US CLO, Ltd.
Series 2017-2A, Class C (3 month
LIBOR + 3.700%)
5.031%, 07/20/2031 (A)(F)	750,000	769,528
Catskill Park CLO, Ltd.
Series 2017-1A, Class D (3 month
LIBOR + 6.000%)
7.363%, 04/20/2029 (A)(F)	600,000	608,905
Cumberland Park CLO, Ltd.
Series 2015-2A, Class E (3 month
LIBOR + 5.000%)
6.363%, 07/20/2026 (A)(F)	750,000	742,805
CVP CLO, Ltd.
Series 2017-2, Class D (3 month
LIBOR + 2.650%)
1.000%, 01/20/2031 (A)(F)	500,000	500,000
Galaxy XX CLO, Ltd.
Series 2015-20A, Class E (3 month
LIBOR + 5.500%)
6.863%, 07/20/2027 (A)(F)	250,000	250,753
Goldentree Loan Opportunities X, Ltd.
Series 2015-10A, Class E2 (3 month
LIBOR + 5.200%)
6.563%, 07/20/2027 (A)(F)	500,000	503,981
Jamestown CLO VIII, Ltd.
Series 2015-8A, Class D2 (3 month
LIBOR + 6.750%)
8.109%, 01/15/2028 (A)(F)	750,000	754,389
Midocean Credit CLO VII
Series 2017-7A, Class D (3 month
LIBOR + 3.880%)
5.199%, 07/15/2029 (A)(F)	500,000	510,040
Neuberger Berman CLO XIX, Ltd.
Series 2015-19A, Class D (3 month
LIBOR + 5.250%)
6.609%, 07/15/2027 (A)(F)	500,000	493,228

The accompanying notes are an integral part of the financial statements.	60

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
Oaktree CLO, Ltd.
Series 2015-1A, Class DR (3 month
LIBOR + 5.200%)
6.945%, 10/20/2027 (A)(F)	$250,000	$250,000
OZLM XIX, Ltd.
Series 2017-19A, Class C (3 month
LIBOR + 3.100%)
4.470%, 11/22/2030 (A)(F)	810,000	811,254
Treman Park CLO, Ltd.
Series 2015-1A, Class E (3 month
LIBOR + 6.200%)
7.563%, 04/20/2027 (A)(F)	250,000	251,566
Voya CLO, Ltd.
Series 2015-2A, Class E (3 month
LIBOR + 5.300%)
6.663%, 07/23/2027 (A)(F)	500,000	498,158
TOTAL ASSET BACKED SECURITIES (Cost $8,546,182)		$8,923,390

COMMON STOCKS – 1.6%
Consumer discretionary – 0.3%
Bossier Casino Venture
Holdco, Inc. (A)(C)(I)	43,365	580,657
New Cotai LLC (C)(I)	3	109,524
Vertis Holdings, Inc. (C)(I)	69,391	0
		690,181
Energy – 1.2%
Berry Pete Corp. (I)	88,259	860,525
Blue Ridge Mountain Resources, Inc. (I)	97,958	832,643
Hercules Offshore, Inc. (B)(C)(I)	45,689	17,343
KCAD Holdings I, Ltd. (C)(I)	165,553,563	1,059,543
MWO Holdings LLC (C)(I)	445	26,531
Sanchez Energy Corp. (I)	2,771	14,714
		2,811,299
Industrials – 0.1%
Tricer Holdco SCA (C)(I)	43,750	161,875
TOTAL COMMON STOCKS (Cost $9,869,202)		$3,663,355

PREFERRED SECURITIES – 1.3%
Energy – 0.6%
Berry Petroleum Company LLC (I)	95,736	1,100,964
Sanchez Energy Corp., 6.500%	16,900	325,663
		1,426,627
Financials – 0.6%
GMAC Capital Trust I (3 month LIBOR
+ 5.785%), 7.201% (F)	51,072	1,325,318
Industrials – 0.1%
Tricer Holdco SCA (C)(I)	19,444,700	194,447
Materials – 0.0%
Berry Plastics Group, Inc. (C)(I)	1,434	16,342
TOTAL PREFERRED SECURITIES (Cost $4,228,125)		$2,962,734

ESCROW CERTIFICATES – 0.0%
Adelphia Communications Corp.
7.750%, 01/15/2049 (C)(I)	3,000,000	0
9.875%, 03/01/2049 (C)(I)	2,050,000	0
10.250%, 11/01/2049 (C)(I)	1,025,000	0
Magellan Health, Inc.
9.750%, 05/15/2020 (C)(I)	1,930,000	500
TOTAL ESCROW CERTIFICATES (Cost $435,127)		$500

High Yield Trust (continued)

	Shares or
	Principal
	Amount	Value
SECURITIES LENDING COLLATERAL – 2.9%
John Hancock Collateral Trust,
1.3985% (J)(K)	666,865	$6,671,120
TOTAL SECURITIES LENDING COLLATERAL (Cost $6,671,546)		$6,671,120

SHORT-TERM INVESTMENTS – 1.2%
Money market funds – 1.2%
State Street Institutional Treasury Plus
Money Market Fund, Premier Class,
1.1833% (J)	2,806,563	2,806,563
TOTAL SHORT-TERM INVESTMENTS (Cost $2,806,563)		$2,806,563
Total Investments (High Yield Trust)
(Cost $242,328,276) – 101.1%		$233,721,037
Other assets and liabilities, net – (1.1%)		(2,455,297)
TOTAL NET ASSETS – 100.0%		$231,265,740

Currency Abbreviations

BRL	Brazilian Real
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso

Security Abbreviations and Legend

CMT	Constant Maturity Treasury
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $113,579,718 or 49.1% of the fund’s net assets as of 12-31-17.
(B)	A portion of this security is on loan as of 12-31-17.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(D)	Non-income producing - Issuer is in default.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(I)	Non-income producing security.
(J)	The rate shown is the annualized seven-day yield as of 12-31-17.
(K)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	61

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

High Yield Trust (continued)

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
5-Year U.S. Treasury Note Futures	86	Long	Mar 2018	$10,037,836	$9,990,109	$(47,727)
Ultra U.S. Treasury Bond Futures	8	Long	Mar 2018	1,327,231	1,341,250	14,019
U.S. Treasury Long Bond Futures	11	Short	Mar 2018	(1,684,722)	(1,683,000)	1,722
						$(31,986)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
CAD	2,342,366	USD	1,863,520	Barclays Bank PLC Wholesale	1/19/2018	$501	—
USD	234,066	EUR	197,131	Citibank N.A.	1/19/2018	—	($2,682)
						$501	($2,682)

SWAPS

Credit default swaps - Buyer

								Unamortized
								upfront
				USD	Pay	Fixed		payment	Unrealized
Counterparty (OTC)/	Reference	Notional		notional	fixed	payment	Maturity	paid	appreciation
Centrally cleared	obligation	amount	Currency	amount	rate	frequency	date	(received)	(depreciation)	Value
Brown Brothers Harriman
and Company	Toll Brothers, Inc.	450,000	USD	$450,000	1.000%	Quarterly	Dec 2022	$(4,196)	$(370)	$(4,566)
	Toll Brothers Finance
JPMorgan Chase Bank	Corp.	450,000	USD	450,000	1.000%	Quarterly	Dec 2022	(4,260)	(306)	(4,566)
				$900,000				$(8,456)	$(676)	$(9,132)

Credit default swaps - Seller

									Unamortized
		Implied			USD		Fixed		upfront	Unrealized
Counterparty (OTC)/	Reference	credit	Notional		notional	Received	payment	Maturity	payment paid	appreciation
Centrally cleared	obligation	spread	amount	Currency	amount	fixed rate	frequency	date	(received)	(depreciation)	Value
Centrally cleared	MARKIT CDX.NA.IG.29	0.906%	900,000	USD	$900,000	1.000%	Quarterly	Dec 2027	$6,915	$527	$7,442
					$900,000				$6,915	$527	$7,442

Derivatives Currency Abbreviations

CAD	Canadian Dollar
EUR	Euro
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Investment Quality Bond Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS – 56.5%
U.S. Government – 28.1%
U.S. Treasury Bonds
2.500%, 02/15/2045 to 02/15/2046	$1,852,000	$1,762,449
3.000%, 11/15/2044 to 02/15/2047	4,140,000	4,344,191
3.625%, 08/15/2043	680,000	792,823
4.375%, 11/15/2039	2,205,000	2,834,614
4.500%, 02/15/2036	1,542,000	1,983,756
5.375%, 02/15/2031	3,000	3,985
U.S. Treasury Inflation
Protected Securities
0.250%, 01/15/2025	7,025,487	6,967,251

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Inflation
Protected Securities (continued)
0.375%, 07/15/2027	$7,300,671	$7,266,888
U.S. Treasury Notes
0.875%, 04/15/2019	6,390,000	6,310,518
1.250%, 06/30/2019 (A)	11,115,000	11,015,289
1.375%, 04/30/2021 (A)	258,000	252,399
1.500%, 05/31/2019	6,345,000	6,312,850
1.625%, 06/30/2020 to 04/30/2023	11,990,000	11,803,170
1.875%, 02/28/2022	3,150,000	3,115,690

The accompanying notes are an integral part of the financial statements.	62

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes (continued)
2.000%, 02/15/2023		$2,650,000	$2,622,373
2.000%, 06/30/2024 (A)		2,060,000	2,020,103
2.750%, 02/15/2024		66,000	67,718
3.125%, 05/15/2021		7,350,000	7,604,421
			77,080,488
U.S. Government Agency – 28.4%
Federal Home Loan Mortgage Corp.
3.000%, TBA (B)		2,300,000	2,342,544
3.500%, TBA (B)		5,400,000	5,546,875
4.000%, TBA (B)		8,900,000	9,309,380
4.500%, TBA (B)		2,200,000	2,338,978
5.000%, 12/01/2034		211,069	228,944
6.500%, 04/01/2029 to 08/01/2034		14,169	16,221
7.500%, 08/01/2025 to 05/01/2028		6,994	7,827
Federal National Mortgage Association
2.500%, 07/01/2030 to 04/01/2045		1,769,335	1,728,156
2.660%, 03/01/2027		815,000	802,362
2.720%, 03/01/2027		770,301	762,260
2.780%, 03/01/2027		349,000	346,594
2.880%, 11/01/2027		1,045,111	1,040,749
2.970%, 06/01/2027 to 06/01/2030		1,275,843	1,275,174
3.000%, TBA (B)		3,800,000	3,871,180
3.000%, 07/01/2027		735,000	739,474
3.160%, 08/01/2027		985,000	1,003,435
3.500%, TBA (B)		11,700,000	12,017,316
3.500%, 06/01/2046		4,709,086	4,838,273
4.000%, TBA (B)		1,000,000	1,045,998
4.500%, TBA (B)		3,100,000	3,298,255
5.000%, TBA (B)		1,800,000	1,934,322
Government National
Mortgage Association
3.000%, TBA (B)		4,300,000	4,339,939
3.500%, TBA (B)		9,100,000	9,411,626
4.000%, TBA (B)		6,600,000	6,881,934
4.000%, 11/15/2040 to 02/15/2042		83,584	88,307
4.500%, TBA (B)		2,300,000	2,413,238
6.000%, 08/15/2032 to 04/15/2035		72,709	84,024
6.500%, 06/15/2028 to 02/15/2035		37,184	42,312
7.000%, 11/15/2031 to 11/15/2033		220,370	252,447
8.000%, 07/15/2030		2,518	3,001
			78,011,145
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $155,679,551)			$155,091,633

FOREIGN GOVERNMENT OBLIGATIONS – 1.2%
Argentina – 0.1%
Republic of Argentina
5.250%, 01/15/2028	EUR	135,000	168,422
Italy – 0.1%
Republic of Italy
0.750%, 01/15/2018		180,000	216,069
4.500%, 02/01/2018		155,000	186,747
			402,816
Mexico – 0.1%
Government of Mexico
5.750%, 10/12/2049		$320,000	340,800
Oman – 0.2%
Sultanate of Oman
6.500%, 03/08/2047 (C)		460,000	460,667

Investment Quality Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Saudi Arabia – 0.3%
Kingdom of Saudi Arabia
4.625%, 10/04/2047 (C)		$825,000	$842,576
Spain – 0.1%
Kingdom of Spain
4.500%, 01/31/2018	EUR	150,000	180,709
United Arab Emirates – 0.3%
Abu Dhabi Government
4.125%, 10/11/2047 (C)		$800,000	791,296
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $3,132,387)			$3,187,286

CORPORATE BONDS – 23.3%
Consumer discretionary – 2.6%
21st Century Fox America, Inc.
3.375%, 11/15/2026		35,000	35,736
7.750%, 01/20/2024		272,000	336,462
7.850%, 03/01/2039		105,000	160,355
Amazon.com, Inc.
1.900%, 08/21/2020 (C)		130,000	128,925
2.800%, 08/22/2024 (C)		80,000	79,739
3.875%, 08/22/2037 (C)		325,000	344,596
Charter Communications Operating LLC
3.579%, 07/23/2020		165,000	168,065
4.464%, 07/23/2022		295,000	307,751
4.908%, 07/23/2025		215,000	228,533
6.484%, 10/23/2045		370,000	431,064
Comcast Cable Communications LLC
8.500%, 05/01/2027		206,000	289,127
Comcast Corp.
3.400%, 07/15/2046		110,000	103,974
Cox Communications, Inc.
3.150%, 08/15/2024 (C)		395,000	388,941
3.850%, 02/01/2025 (C)		10,000	10,231
4.800%, 02/01/2035 (C)		85,000	86,565
Discovery Communications LLC
3.800%, 03/13/2024		190,000	192,705
4.900%, 03/11/2026		100,000	106,655
DISH DBS Corp.
6.750%, 06/01/2021		81,000	85,151
Ford Motor Company
5.291%, 12/08/2046		150,000	163,093
General Motors Company
5.400%, 04/01/2048		250,000	272,450
6.250%, 10/02/2043		140,000	165,699
6.750%, 04/01/2046		180,000	226,455
General Motors Financial Company, Inc.
3.950%, 04/13/2024		130,000	133,806
General Motors Financial International BV
0.850%, 02/23/2018	EUR	100,000	120,149
Lear Corp.
3.800%, 09/15/2027		$285,000	285,160
Liberty Interactive LLC
8.250%, 02/01/2030		75,000	81,375
Lithia Motors, Inc.
5.250%, 08/01/2025 (C)		5,000	5,213
Lowe’s Companies, Inc.
3.700%, 04/15/2046		40,000	40,125
Meritage Homes Corp.
5.125%, 06/06/2027		10,000	10,175
6.000%, 06/01/2025		35,000	37,450
Scripps Networks Interactive, Inc.
3.950%, 06/15/2025		117,000	118,600
The Home Depot, Inc.
3.500%, 09/15/2056		185,000	177,762

The accompanying notes are an integral part of the financial statements.	63

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Time Warner Cable LLC
4.500%, 09/15/2042		$415,000	$389,046
5.875%, 11/15/2040		195,000	211,423
6.750%, 07/01/2018		250,000	255,533
8.750%, 02/14/2019		80,000	85,292
Time Warner, Inc.
2.950%, 07/15/2026		280,000	264,755
3.875%, 01/15/2026		70,000	70,650
Toll Brothers Finance Corp.
4.875%, 11/15/2025		50,000	52,250
Toyota Motor Finance Netherlands BV
3.740%, 01/24/2018	AUD	50,000	39,045
Viacom, Inc.
4.250%, 09/01/2023		$280,000	285,834
4.375%, 03/15/2043		104,000	89,959
Videotron, Ltd.
5.375%, 06/15/2024 (C)		40,000	43,100
WMG Acquisition Corp.
4.875%, 11/01/2024 (C)		65,000	66,950
5.000%, 08/01/2023 (C)		10,000	10,350
			7,186,274
Consumer staples – 1.6%
Altria Group, Inc.
3.875%, 09/16/2046		105,000	104,093
Anheuser-Busch InBev Finance, Inc.
3.300%, 02/01/2023		310,000	317,177
4.700%, 02/01/2036		185,000	207,469
4.900%, 02/01/2046		20,000	23,159
Anheuser-Busch InBev Worldwide, Inc.
3.750%, 07/15/2042		225,000	218,635
BAT Capital Corp.
2.297%, 08/14/2020 (C)		225,000	223,747
4.390%, 08/15/2037 (C)		225,000	235,220
BAT International Finance PLC
2.750%, 06/15/2020 (C)		240,000	241,158
Constellation Brands, Inc.
2.650%, 11/07/2022		265,000	262,146
2.700%, 05/09/2022		40,000	39,799
4.500%, 05/09/2047		25,000	27,396
CVS Health Corp.
2.800%, 07/20/2020		408,000	409,673
3.875%, 07/20/2025		179,000	184,304
5.125%, 07/20/2045		170,000	194,669
Danone SA
1.691%, 10/30/2019 (C)		235,000	232,147
Imperial Brands Finance PLC
2.050%, 07/20/2018 (C)		220,000	219,801
2.950%, 07/21/2020 (C)		300,000	302,876
Kraft Heinz Foods Company
4.375%, 06/01/2046		115,000	113,811
Philip Morris International, Inc.
3.125%, 08/17/2027 (D)		410,000	409,053
Reynolds American, Inc.
3.250%, 06/12/2020		270,000	274,328
4.000%, 06/12/2022		40,000	41,788
Sysco Corp.
2.500%, 07/15/2021		245,000	244,312
			4,526,761
Energy – 2.5%
Anadarko Petroleum Corp.
3.450%, 07/15/2024		420,000	418,173
6.600%, 03/15/2046		100,000	128,525
6.950%, 06/15/2019		40,000	42,465

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Andeavor
3.800%, 04/01/2028	$55,000	$55,115
Andeavor Logistics LP
3.500%, 12/01/2022	25,000	24,949
4.250%, 12/01/2027	160,000	161,327
6.250%, 10/15/2022	15,000	15,915
Apache Corp.
4.250%, 01/15/2044	20,000	19,359
Canadian Natural Resources, Ltd.
3.850%, 06/01/2027	35,000	35,713
6.250%, 03/15/2038	145,000	180,950
Cenovus Energy, Inc.
4.250%, 04/15/2027 (D)	30,000	29,919
6.750%, 11/15/2039	10,000	12,080
Concho Resources, Inc.
3.750%, 10/01/2027	25,000	25,319
Continental Resources, Inc.
4.375%, 01/15/2028 (C)	370,000	365,264
4.500%, 04/15/2023	15,000	15,300
5.000%, 09/15/2022	45,000	45,675
DCP Midstream Operating LP
4.950%, 04/01/2022	20,000	20,775
5.600%, 04/01/2044	30,000	29,775
Devon Financing Company LLC
7.875%, 09/30/2031	55,000	75,479
Enbridge, Inc.
3.700%, 07/15/2027	110,000	110,432
Encana Corp.
3.900%, 11/15/2021	155,000	159,285
Hess Corp.
4.300%, 04/01/2027	205,000	205,446
5.600%, 02/15/2041	50,000	53,878
6.000%, 01/15/2040	140,000	154,599
Kerr-McGee Corp.
6.950%, 07/01/2024	240,000	282,851
Kinder Morgan, Inc.
3.150%, 01/15/2023	75,000	74,533
5.550%, 06/01/2045	270,000	295,248
Marathon Oil Corp.
2.700%, 06/01/2020	75,000	75,006
2.800%, 11/01/2022	100,000	99,012
4.400%, 07/15/2027	155,000	161,940
MPLX LP
4.125%, 03/01/2027	190,000	194,552
5.200%, 03/01/2047	40,000	43,859
NGPL PipeCo LLC
4.875%, 08/15/2027 (C)	5,000	5,188
Petroleos Mexicanos
5.500%, 06/27/2044	65,000	59,797
6.500%, 03/13/2027 (C)	55,000	60,115
6.750%, 09/21/2047	177,000	184,761
6.750%, 09/21/2047 (C)	410,000	427,979
Phillips 66 Partners LP
3.550%, 10/01/2026	70,000	69,359
3.750%, 03/01/2028	25,000	25,004
Plains All American Pipeline LP
4.500%, 12/15/2026	80,000	81,075
QEP Resources, Inc.
5.375%, 10/01/2022	40,000	40,900
Sabine Pass Liquefaction LLC
4.200%, 03/15/2028	100,000	101,149
Shell International Finance BV
4.375%, 05/11/2045	210,000	235,901
SM Energy Company
6.125%, 11/15/2022	35,000	35,656

The accompanying notes are an integral part of the financial statements.	64

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Sunoco Logistics Partners Operations LP
4.250%, 04/01/2024		$160,000	$163,085
5.400%, 10/01/2047		495,000	499,380
Texas Eastern Transmission LP
2.800%, 10/15/2022 (C)		235,000	233,466
The Williams Companies, Inc.
3.700%, 01/15/2023		30,000	29,850
4.550%, 06/24/2024		5,000	5,188
7.875%, 09/01/2021		10,000	11,550
Valero Energy Corp.
3.400%, 09/15/2026		340,000	341,291
Williams Partners LP
4.000%, 11/15/2021		130,000	134,427
4.300%, 03/04/2024		120,000	125,658
WPX Energy, Inc.
5.250%, 09/15/2024		45,000	44,845
YPF SA
16.500%, 05/09/2022 (C)	ARS	6,797,946	343,784
			6,872,126
Financials – 8.4%
American International Group, Inc.
4.700%, 07/10/2035		$155,000	171,313
Banco Bilbao Vizcaya Argentaria SA
(8.875% to 4-14-21, then 5 Year Euro
Swap Rate + 9.177%) 04/14/2021 (E)	EUR	200,000	284,345
Banco de Sabadell SA (6.500% to
5-18-22, then 5 Year Euro Swap Rate
+ 6.414%) 05/18/2022 (E)		200,000	251,412
Banco Santander SA
3.800%, 02/23/2028		$400,000	399,933
Bank of America Corp.
2.503%, 10/21/2022		105,000	103,869
4.183%, 11/25/2027		25,000	26,100
4.200%, 08/26/2024		160,000	168,455
7.750%, 05/14/2038		400,000	598,951
Bank of America Corp. (3 month LIBOR
+ 1.070%) 2.728%, 03/22/2018 (F)		75,000	75,141
Bank of America Corp. (3.124% to
1-20-22, then 3 month LIBOR +
1.160%) 01/20/2023		110,000	111,571
Bank of America Corp. (3.705% to
4-24-27, then 3 month LIBOR +
1.512%) 04/24/2028		825,000	846,531
Bank of America Corp. (4.443% to
1-20-47, then 3 month LIBOR +
1.990%) 01/20/2048		90,000	101,330
Barclays Bank PLC
6.000%, 01/23/2018	EUR	50,000	60,196
BNP Paribas SA
2.950%, 05/23/2022 (C)		$200,000	200,410
BNP Paribas SA (7.625% to 3-30-21,
then 5 Year U.S. Swap Rate +
6.314%) 03/30/2021 (C)(E)		230,000	253,000
BPCE SA
3.000%, 05/22/2022 (C)		250,000	249,862
Caixa Geral de Depositos SA (10.750%
to 3-30-22, then 5 Year Euro Swap
Rate + 10.925%) 03/30/2022 (E)	EUR	200,000	276,263
Cboe Global Markets, Inc.
3.650%, 01/12/2027		$235,000	241,977
Citigroup, Inc.
1.750%, 01/29/2018	EUR	100,000	120,163
2.700%, 10/27/2022		$145,000	143,431
3.200%, 10/21/2026		15,000	14,879
4.650%, 07/30/2045		106,000	120,537

Investment Quality Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Citigroup, Inc. (continued)
4.450%, 09/29/2027		$665,000	$703,832
Citigroup, Inc. (3 month LIBOR +
1.100%) 2.522%, 05/17/2024 (F)		650,000	659,999
Citigroup, Inc. (3.520% to 10-27-27,
then 3 month LIBOR + 1.151%)
10/27/2028		125,000	125,552
CNO Financial Group, Inc.
5.250%, 05/30/2025		80,000	84,400
Credit Agricole SA (8.125% to 12-23-25,
then 5 Year U.S. Swap Rate +
6.185%) 12/23/2025 (C)(E)		400,000	479,685
Credit Suisse Group AG (6.250% to
12-18-24, then 5 Year U.S. Swap Rate
+ 3.455%) 12/18/2024 (E)		475,000	514,781
DAE Funding LLC
4.500%, 08/01/2022 (C)		5,000	4,913
5.000%, 08/01/2024 (C)		5,000	4,938
Deutsche Bank AG
2.700%, 07/13/2020		365,000	363,188
3.300%, 11/16/2022		200,000	198,953
Genworth Holdings, Inc.
4.900%, 08/15/2023		70,000	59,675
GTP Acquisition Partners I LLC
3.482%, 06/16/2025 (C)		730,000	724,474
HSBC Holdings PLC
2.950%, 05/25/2021		200,000	201,355
3.600%, 05/25/2023		400,000	411,482
HSBC Holdings PLC (3.262% to
3-13-22, then 3 month LIBOR +
1.055%) 03/13/2023		240,000	243,312
HSBC Holdings PLC (6.000% to
5-22-27, then 5 Year U.S. ISDAFIX +
3.746%) 05/22/2027 (E)		225,000	236,531
Intercontinental Exchange, Inc.
2.750%, 12/01/2020		180,000	181,719
JPMorgan Chase & Co.
2.400%, 06/07/2021		590,000	586,774
2.700%, 05/18/2023		480,000	476,781
2.750%, 06/23/2020		20,000	20,173
4.250%, 10/01/2027		230,000	244,384
JPMorgan Chase & Co. (3.220% to
3-1-24, then 3 month LIBOR +
1.155%) 03/01/2025		295,000	297,237
Massachusetts Mutual Life Insurance
Company
8.875%, 06/01/2039 (C)		41,000	67,898
Morgan Stanley
2.500%, 04/21/2021		625,000	623,894
3.125%, 07/27/2026		55,000	54,233
3.625%, 01/20/2027		275,000	281,370
3.950%, 04/23/2027		165,000	167,507
4.000%, 07/23/2025		245,000	256,466
4.350%, 09/08/2026		70,000	73,331
6.625%, 04/01/2018		500,000	505,477
Morgan Stanley (3 month LIBOR +
0.850%) 2.215%, 01/24/2019 (F)		95,000	95,495
Morgan Stanley (3.591% to 7-22-27,
then 3 month LIBOR + 1.340%)
07/22/2028		660,000	665,878
Navient Corp.
7.250%, 01/25/2022 to 09/25/2023		90,000	96,194
Prudential PLC
1.375%, 01/19/2018	GBP	100,000	135,030

The accompanying notes are an integral part of the financial statements.	65

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Royal Bank of Canada
2.150%, 10/26/2020		$565,000	$561,310
Santander Holdings USA, Inc.
3.700%, 03/28/2022 (C)		395,000	399,707
Societe Generale SA (7.375% to 9-13-21,
then 5 Year U.S. Swap Rate +
6.238%) 09/13/2021 (C)(E)		375,000	406,425
The Bear Stearns Companies LLC
7.250%, 02/01/2018		230,000	230,920
The Goldman Sachs Group, Inc.
2.000%, 04/25/2019		100,000	99,690
2.350%, 11/15/2021		315,000	310,190
2.375%, 01/22/2018		365,000	365,075
2.600%, 04/23/2020		100,000	100,130
2.750%, 09/15/2020		320,000	321,577
2.875%, 02/25/2021		320,000	322,337
5.150%, 05/22/2045		55,000	63,725
6.250%, 02/01/2041		160,000	215,451
6.750%, 10/01/2037		435,000	581,917
The Goldman Sachs Group, Inc. (2.876%
to 10-31-21, then 3 month LIBOR +
0.821%) 10/31/2022		200,000	199,405
The Goldman Sachs Group, Inc. (2.905%
to 7-24-22, then 3 month LIBOR +
0.990%) 07/24/2023		215,000	213,471
The Goldman Sachs Group, Inc. (3.691%
to 6-5-27, then 3 month LIBOR +
1.510%) 06/05/2028		170,000	172,408
UBS AG
2.450%, 12/01/2020 (C)		410,000	408,764
UBS Group AG (6.875% to 3-22-21,
then 5 Year U.S. ISDAFIX + 5.497%)
03/22/2021 (E)		500,000	535,575
UBS Group Funding Switzerland AG
2.650%, 02/01/2022 (C)		380,000	375,653
Volkswagen Bank GmbH
1.125%, 02/08/2018	EUR	80,000	96,116
Wells Fargo & Company
2.625%, 07/22/2022		$175,000	174,036
3.000%, 04/22/2026 to 10/23/2026		310,000	303,930
3.069%, 01/24/2023		605,000	609,470
4.400%, 06/14/2046		245,000	258,150
4.900%, 11/17/2045		320,000	361,850
5.606%, 01/15/2044		15,000	18,478
Wells Fargo & Company (3.584% to
5-22-27, then 3 month LIBOR +
1.310%) 05/22/2028		490,000	499,388
Willis North America, Inc.
3.600%, 05/15/2024		115,000	116,885
			22,988,613
Health care – 1.7%
Aetna, Inc.
2.800%, 06/15/2023		90,000	88,563
Allergan Funding SCS
3.450%, 03/15/2022		235,000	238,745
3.800%, 03/15/2025		235,000	239,188
Allergan Funding SCS (3 month LIBOR
+ 1.080%) 2.629%, 03/12/2018 (F)		75,000	75,110
Amgen, Inc.
2.650%, 05/11/2022		190,000	189,465
Anthem, Inc.
3.500%, 08/15/2024		165,000	168,189
3.650%, 12/01/2027		270,000	275,136
4.625%, 05/15/2042		170,000	185,062

Investment Quality Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Baxalta, Inc.
3.600%, 06/23/2022		$35,000	$35,792
Becton, Dickinson and Company
3.363%, 06/06/2024		490,000	491,264
Cardinal Health, Inc.
1.950%, 06/15/2018		145,000	144,918
2.616%, 06/15/2022		540,000	530,908
Celgene Corp.
4.625%, 05/15/2044		110,000	117,261
Community Health Systems, Inc.
5.125%, 08/01/2021		5,000	4,500
6.250%, 03/31/2023		50,000	45,000
Gilead Sciences, Inc.
2.500%, 09/01/2023		80,000	78,965
3.250%, 09/01/2022		105,000	108,054
LifePoint Health, Inc.
5.875%, 12/01/2023		55,000	55,550
Mylan NV
3.000%, 12/15/2018		85,000	85,454
3.150%, 06/15/2021		160,000	160,878
3.750%, 12/15/2020		170,000	173,703
Quintiles IMS, Inc.
4.875%, 05/15/2023 (C)		70,000	72,100
Shire Acquisitions Investments Ireland
DAC
2.400%, 09/23/2021		290,000	285,405
Teva Pharmaceutical Finance
Netherlands III BV
2.800%, 07/21/2023		240,000	208,962
Thermo Fisher Scientific, Inc.
2.950%, 09/19/2026		20,000	19,429
3.000%, 04/15/2023		255,000	256,535
UnitedHealth Group, Inc.
3.750%, 07/15/2025		285,000	300,325
4.250%, 04/15/2047		40,000	43,981
4.750%, 07/15/2045		60,000	70,808
Valeant Pharmaceuticals
International, Inc.
6.500%, 03/15/2022 (C)		35,000	36,750
7.000%, 03/15/2024 (C)		10,000	10,700
			4,796,700
Industrials – 0.8%
Canadian Pacific Railway Company
9.450%, 08/01/2021		70,000	85,021
CSX Corp.
3.250%, 06/01/2027		335,000	334,574
Delta Air Lines, Inc.
3.625%, 03/15/2022		185,000	187,711
FedEx Corp.
4.550%, 04/01/2046		230,000	252,360
Fortive Corp.
2.350%, 06/15/2021		160,000	158,584
General Electric Company
4.250%, 01/17/2018	NZD	150,000	106,359
IHS Markit, Ltd.
4.000%, 03/01/2026 (C)		$10,000	9,988
Lockheed Martin Corp.
4.090%, 09/15/2052		221,000	231,104
Mexico City Airport Trust
3.875%, 04/30/2028 (C)		200,000	197,250
Norfolk Southern Corp.
2.900%, 06/15/2026		195,000	191,762
Oshkosh Corp.
5.375%, 03/01/2025		35,000	37,144

The accompanying notes are an integral part of the financial statements.	66

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Pitney Bowes, Inc.
4.700%, 04/01/2023	$320,000	$293,597
Sensata Technologies BV
5.000%, 10/01/2025 (C)	75,000	79,313
5.625%, 11/01/2024 (C)	10,000	10,988
United Rentals North America, Inc.
5.500%, 07/15/2025 to 05/15/2027	110,000	116,113
		2,291,868
Information technology – 1.3%
Alibaba Group Holding, Ltd.
3.400%, 12/06/2027	235,000	234,868
4.200%, 12/06/2047	400,000	416,079
Apple, Inc.
3.350%, 02/09/2027	105,000	107,529
3.450%, 02/09/2045	245,000	238,871
3.850%, 08/04/2046	60,000	62,470
Cardtronics, Inc.
5.125%, 08/01/2022	60,000	57,000
Dell International LLC
8.350%, 07/15/2046 (C)	30,000	38,629
First Data Corp.
5.000%, 01/15/2024 (C)	55,000	56,581
Hewlett Packard Enterprise Company
4.900%, 10/15/2025	360,000	379,977
Intel Corp.
4.100%, 05/19/2046	130,000	143,218
Lam Research Corp.
2.800%, 06/15/2021	205,000	206,266
Microsoft Corp.
3.300%, 02/06/2027	35,000	36,092
3.700%, 08/08/2046	185,000	192,675
3.950%, 08/08/2056	240,000	255,886
Nokia OYJ
4.375%, 06/12/2027	220,000	217,470
6.625%, 05/15/2039	40,000	44,200
Oracle Corp.
2.950%, 11/15/2024	295,000	297,045
4.000%, 11/15/2047	110,000	117,022
Xerox Corp.
3.625%, 03/15/2023	390,000	380,397
		3,482,275
Materials – 0.7%
Anglo American Capital PLC
4.125%, 09/27/2022 (C)	400,000	413,411
ArcelorMittal
6.125%, 06/01/2025	60,000	69,075
Corp. Nacional del Cobre de Chile
3.625%, 08/01/2027 (C)	200,000	200,254
Eagle Materials, Inc.
4.500%, 08/01/2026	45,000	46,913
Kaiser Aluminum Corp.
5.875%, 05/15/2024	65,000	69,063
Methanex Corp.
4.250%, 12/01/2024	170,000	171,821
5.650%, 12/01/2044	45,000	46,725
Standard Industries, Inc.
5.375%, 11/15/2024 (C)	85,000	88,851
Steel Dynamics, Inc.
4.125%, 09/15/2025 (C)	90,000	90,675
The Sherwin-Williams Company
3.125%, 06/01/2024	95,000	95,503
Vale Overseas, Ltd.
6.250%, 08/10/2026	380,000	440,230

Investment Quality Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Vale Overseas, Ltd. (continued)
6.875%, 11/10/2039		$45,000	$55,181
			1,787,702
Real estate – 0.0%
Crown Castle International Corp.
3.200%, 09/01/2024		70,000	69,258
3.400%, 02/15/2021		35,000	35,740
			104,998
Telecommunication services – 2.1%
AT&T, Inc.
3.400%, 08/14/2024		370,000	371,818
3.900%, 08/14/2027		475,000	478,037
4.125%, 02/17/2026		255,000	260,764
4.300%, 02/15/2030 (C)		390,000	389,910
4.750%, 05/15/2046		360,000	351,796
5.150%, 02/14/2050		685,000	688,418
SBA Tower Trust
2.898%, 10/15/2044 (C)		505,000	506,199
3.168%, 04/09/2047 (C)		530,000	527,518
3.598%, 04/09/2043 (C)		730,000	729,660
Sprint Corp.
7.125%, 06/15/2024		85,000	86,488
Telecom Italia Capital SA
6.000%, 09/30/2034		15,000	16,838
7.721%, 06/04/2038		25,000	32,250
Verizon Communications, Inc.
4.272%, 01/15/2036		330,000	328,057
4.400%, 11/01/2034		225,000	229,136
4.522%, 09/15/2048		190,000	186,912
4.672%, 03/15/2055		138,000	133,104
4.812%, 03/15/2039		120,000	125,451
4.862%, 08/21/2046		190,000	197,736
			5,640,092
Utilities – 1.6%
Acwa Power Management And
Investments One, Ltd.
5.950%, 12/15/2039 (C)		459,000	469,878
AES Corp.
5.500%, 03/15/2024		100,000	104,000
AmeriGas Partners LP
5.625%, 05/20/2024		20,000	20,800
5.875%, 08/20/2026		40,000	41,200
Broadcom Corp.
3.000%, 01/15/2022 (C)		660,000	654,334
3.625%, 01/15/2024 (C)		300,000	298,254
DTE Energy Company
1.500%, 10/01/2019		170,000	167,342
Duke Energy Corp.
3.750%, 09/01/2046		360,000	355,663
Duke Energy Florida LLC
3.400%, 10/01/2046		305,000	294,689
Duke Energy Progress LLC
4.375%, 03/30/2044		70,000	79,477
Emera US Finance LP
4.750%, 06/15/2046		10,000	10,939
Enel SpA
4.875%, 02/20/2018	EUR	55,000	66,437
Exelon Corp.
2.450%, 04/15/2021		$50,000	49,769
2.850%, 06/15/2020		280,000	282,504
FirstEnergy Corp.
3.900%, 07/15/2027		260,000	266,332
4.250%, 03/15/2023		70,000	73,102

The accompanying notes are an integral part of the financial statements.	67

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Fortis, Inc.
2.100%, 10/04/2021	$75,000	$73,201
IPALCO Enterprises, Inc.
3.700%, 09/01/2024 (C)	175,000	174,802
Oncor Electric Delivery Company LLC
7.000%, 09/01/2022	70,000	82,703
Pacific Gas & Electric Company
6.050%, 03/01/2034	320,000	403,094
Progress Energy, Inc.
7.000%, 10/30/2031	145,000	193,693
The Southern Company
1.850%, 07/01/2019	135,000	134,171
2.950%, 07/01/2023	70,000	70,023
		4,366,407
TOTAL CORPORATE BONDS (Cost
$62,860,268)		$64,043,816

MUNICIPAL BONDS – 1.6%
Chicago Board of Education
5.482%, 12/01/2024	190,000	187,363
6.138%, 12/01/2039	85,000	81,005
Chicago Transit Authority, Series A
(Illinois)
6.899%, 12/01/2040	40,000	54,236
Chicago Transit Authority, Series B
(Illinois)
6.899%, 12/01/2040	395,000	535,577
City of Chicago (Illinois)
7.045%, 01/01/2029	320,000	353,664
7.375%, 01/01/2033	275,000	318,170
Municipal Electric Authority of Georgia
6.637%, 04/01/2057	35,000	44,864
Puerto Rico Commonwealth Government
Employees Retirement System,
Series A
6.150%, 07/01/2038 (G)	475,000	176,938
Puerto Rico Commonwealth Government
Employees Retirement System,
Series C
6.300%, 07/01/2043 (G)	600,000	223,500
State of California
7.350%, 11/01/2039	420,000	630,302
7.550%, 04/01/2039	235,000	369,798
7.600%, 11/01/2040	240,000	383,263
State of Illinois, GO
5.163%, 02/01/2018	45,000	45,099
5.375%, 07/01/2018	255,000	258,448
5.665%, 03/01/2018	610,000	613,318
5.877%, 03/01/2019	165,000	170,141
TOTAL MUNICIPAL BONDS (Cost $4,488,261)		$4,445,686

TERM LOANS (H) – 1.6%
Consumer discretionary – 0.4%
Acosta, Inc. (1 month LIBOR + 3.250%)
4.819%, 09/26/2021	97,001	84,876
Bass Pro Group LLC (1 month LIBOR +
5.000%) 6.569%, 09/25/2024	99,750	99,376
Boyd Gaming Corp. (1 week LIBOR +
2.500%) 3.975%, 09/15/2023	106,407	106,939
Caesars Resort Collection LLC (3 month
LIBOR + 2.750%) 4.336%,
12/22/2024	111,290	111,728
Delta 2 Lux Sarl (1 month LIBOR +
3.000%) 4.569%, 02/01/2024	150,000	150,719

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
TERM LOANS (H) (continued)
Consumer discretionary (continued)
Golden Entertainment, Inc. (1 month
LIBOR + 3.000%) 4.510%,
10/21/2024	$125,000	$125,104
ION Media Networks, Inc. (1 month
LIBOR + 2.750%) 4.180%,
12/18/2020	220,753	221,029
Staples, Inc. (3 month LIBOR + 4.000%)
5.489%, 09/12/2024	130,000	127,335
Town Sports International LLC (1 month
LIBOR + 3.500%) 5.069%,
11/15/2020	102,228	95,520
Univision Communications, Inc. (1
month LIBOR + 2.750%) 4.319%,
03/15/2024	103,513	103,110
		1,225,736
Consumer staples – 0.2%
Albertson’s LLC (1 month LIBOR +
2.750%) 4.319%, 08/25/2021	163,462	160,062
Brightview Landscapes LLC (1 and 3
month LIBOR + 3.000%) 4.430%,
12/18/2020	231,037	232,113
Galleria Company (1 month LIBOR +
3.000%) 4.375%, 09/29/2023	69,825	70,131
Post Holdings, Inc. (1 month LIBOR +
2.250%) 3.820%, 05/24/2024	59,700	59,881
Reynolds Group Holdings, Inc. (1 month
LIBOR + 2.750%) 4.319%,
02/05/2023	118,130	118,621
		640,808
Energy – 0.1%
California Resources Corp. (1 month
LIBOR + 10.375%) 11.876%,
12/31/2021	110,000	120,588
Chesapeake Energy Corp. (3 month
LIBOR + 7.500%) 8.954%,
08/23/2021	100,000	106,300
Foresight Energy LLC (3 month LIBOR
+ 5.750%) 7.443%, 03/28/2022	133,988	125,446
		352,334
Financials – 0.1%
Asurion LLC (1 month LIBOR +
3.000%) 4.569%, 11/03/2023	195,473	196,330
Health care – 0.2%
Change Healthcare Holdings LLC (1
month LIBOR + 2.750%) 4.319%,
03/01/2024	148,875	149,080
Community Health Systems, Inc. (3
month LIBOR + 2.750%) 4.229%,
12/31/2019	24,227	23,431
Endo Luxembourg Finance Company I
Sarl (1 month LIBOR + 4.250%)
5.875%, 04/29/2024	149,250	149,996
MPH Acquisition Holdings LLC (3
month LIBOR + 3.000%) 4.693%,
06/07/2023	110,050	110,203
Opal Acquisition, Inc. (3 month LIBOR
+ 4.000%) 5.533%, 11/27/2020	101,033	94,550
US Renal Care, Inc. (3 month LIBOR +
4.250%) 5.943%, 12/31/2022	102,207	100,589
		627,849

The accompanying notes are an integral part of the financial statements.	68

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
TERM LOANS (H) (continued)
Industrials – 0.2%
Brand Industrial Services, Inc. (3 month
LIBOR + 4.250%) 5.615%,
06/21/2024	$199,000	$199,647
Gardner Denver, Inc. (3 month LIBOR +
2.750%) 4.443%, 07/30/2024	171,856	172,332
RBS Global, Inc. (1 month LIBOR +
2.250%) 3.802%, 08/21/2024	64,187	64,427
TransDigm, Inc. (1 month LIBOR +
2.750%) 4.319%, 05/14/2022	99,929	100,169
		536,575
Information technology – 0.2%
Conduent Business Services LLC (1
month LIBOR + 3.000%) 4.569%,
12/07/2023	128,700	129,504
First Data Corp. (1 month LIBOR +
2.250%) 3.802%, 07/08/2022	178,657	178,756
WEX, Inc. (1 month LIBOR + 2.750%)
4.319%, 06/30/2023	147,127	147,678
		455,938
Materials – 0.1%
Berry Global, Inc. (1 month LIBOR +
2.250%) 3.406%, 01/06/2021	223,197	223,909
Real estate – 0.0%
DTZ US Borrower LLC (3 month
LIBOR + 3.250%) 4.708%,
11/04/2021	136,806	134,900
Telecommunication services – 0.1%
Sprint Communications, Inc. (1 month
LIBOR + 2.500%) 4.125%,
02/02/2024	138,950	138,846
TOTAL TERM LOANS (Cost $4,538,925)		$4,533,225

COLLATERALIZED MORTGAGE
OBLIGATIONS – 12.7%
Commercial and residential – 12.0%
Alternative Loan Trust
Series 2005-27, Class 2A1 (1 Year
MTA + 1.350%),
2.413%, 08/25/2035 (F)	255,274	224,464
Series 2005-56, Class 5A1 (1 month
LIBOR + 0.320%),
1.648%, 11/25/2035 (F)	112,723	101,718
Series 2005-72, Class A1 (1 month
LIBOR + 0.270%),
1.822%, 01/25/2036 (F)	31,742	30,106
Series 2005-7CB, Class 2A8 (1 month
LIBOR + 0.450%),
2.002%, 04/25/2035 (F)	208,362	186,082
Series 2006-9T1, Class A1,
5.750%, 05/25/2036	135,351	106,876
American Home Mortgage Assets Trust
Series 2006-2, Class 2A1 (1 month
LIBOR + 0.190%),
1.518%, 09/25/2046 (F)	41,794	36,722
Series 2006-3, Class 2A11 (1 Year
MTA + 0.940%),
2.003%, 10/25/2046 (F)	57,270	49,851
Series 2007-2, Class A1 (1 month
LIBOR + 0.125%),
1.677%, 03/25/2047 (F)	33,670	30,721
Angel Oak Mortgage Trust I LLC
Series 2017-2, Class A1
2.478%, 07/25/2047 (C)(I)	343,379	340,287

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
Angel Oak Mortgage Trust LLC
Series 2017-1, Class A1,
2.810%, 01/25/2047 (C)(I)	$117,961	$117,127
Series 2017-3, Class A1,
2.708%, 11/25/2047 (C)(I)	306,906	304,830
BANK
Series 2017-BNK8, Class A4,
3.488%, 11/15/2050	185,000	189,881
Series 2017-BNK8, Class XA IO,
0.755%, 11/15/2050	4,515,578	269,829
Series 2017-BNK9, Class A4,
3.538%, 11/15/2054	790,000	813,506
BBCMS Mortgage Trust
Series 2017-C1, Class XA IO,
1.524%, 02/15/2050	3,446,867	358,198
Series 2017-DELC, Class A (1 month
LIBOR + 0.850%),
2.327%, 08/15/2036 (C)(F)	949,000	949,887
BBCMS Trust
Series 2013-TYSN, Class A2
3.756%, 09/05/2032 (C)	330,000	340,954
BCAP LLC Trust
Series 2006-AA2, Class A1 (1 month
LIBOR + 0.170%)
1.722%, 01/25/2037 (F)	189,191	178,353
Bear Stearns ALT-A Trust
Series 2005-10, Class 11A1 (1 month
LIBOR + 0.500%)
2.052%, 01/25/2036 (F)	243,664	251,223
Bear Stearns Mortgage Funding Trust
Series 2006-AR3, Class 1A1 (1 month
LIBOR + 0.180%)
1.509%, 10/25/2036 (F)	19,697	19,317
Chase Mortgage Finance Trust
Series 2005-S3, Class A10
5.500%, 11/25/2035	260,965	248,750
CHL Mortgage Pass-Through Trust
Series 2005-2, Class 2A3 (1 month
LIBOR + 0.680%),
2.232%, 03/25/2035 (F)	57,268	52,818
Series 2007-HY4, Class 1A1,
3.477%, 09/25/2047 (I)	198,825	185,632
CIM Trust
Series 2017-7, Class A
3.000%, 04/25/2057 (C)(I)	902,838	905,501
Citigroup Commercial Mortgage Trust
Series 2014-GC23, Class XA IO,
1.046%, 07/10/2047	2,359,775	124,453
Series 2015-GC29, Class AA IO,
1.154%, 04/10/2048	2,104,084	121,627
COLT Mortgage Loan Trust
Series 2016-3, Class A1,
2.800%, 12/26/2046 (C)(I)	188,032	187,964
Series 2017-1, Class A1,
2.614%, 05/27/2047 (C)(I)	297,382	297,573
Commercial Mortgage Trust (Bank of
America Merrill Lynch/Deutsche Bank AG)
Series 2013-WWP, Class A2
3.424%, 03/10/2031 (C)	800,000	829,626

The accompanying notes are an integral part of the financial statements.	69

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank AG)
Series 2014-CR16, Class A4,
4.051%, 04/10/2047	$480,000	$508,789
Series 2014-CR17, Class A5,
3.977%, 05/10/2047	390,000	412,207
Series 2015-LC19, Class A4,
3.183%, 02/10/2048	625,105	632,356
Commercial Mortgage Trust (Deutsche
Bank AG)
Series 2013-300P, Class A1
4.353%, 08/10/2030 (C)	260,000	278,518
CSAIL Commercial Mortgage Trust
Series 2015-C1, Class A4,
3.505%, 04/15/2050	15,000	15,439
Series 2015-C2, Class XA IO,
0.854%, 06/15/2057	5,557,902	250,136
Series 2015-C4, Class A4,
3.808%, 11/15/2048	705,000	736,809
Series 2016-C6, Class XA IO,
1.809%, 01/15/2049	1,700,272	177,622
CSMC Trust
Series 2017-FHA1, Class A1
3.250%, 04/25/2047 (C)(I)	316,486	320,047
Deephaven Residential Mortgage Trust
Series 2017-1A, Class A1,
2.725%, 12/26/2046 (C)(I)	174,420	173,513
Series 2017-2A, Class A1,
2.453%, 06/25/2047 (C)(I)	277,241	274,120
Series 2017-3A, Class A1,
2.577%, 10/25/2047 (C)(I)	360,618	360,595
Deutsche Alt-A Securities Mortgage
Loan Trust
Series 2007-AR2, Class A1 (1 month
LIBOR + 0.150%)
1.702%, 03/25/2037 (F)	89,404	80,715
FREMF Mortgage Trust
Series 2010-K8, Class B,
5.278%, 09/25/2043 (C)(I)	520,000	549,820
Series 2012-K706, Class B,
4.029%, 11/25/2044 (C)(I)	380,000	383,589
Series 2014-K503, Class B,
3.002%, 10/25/2047 (C)(I)	465,000	466,372
Series 2017-K64, Class B,
3.980%, 03/25/2027 (C)(I)	130,000	131,391
Series 2017-K65, Class B,
4.073%, 05/25/2027 (C)(I)	280,000	287,560
Series 2017-K66, Class B,
4.034%, 07/25/2027 (C)(I)	247,000	253,066
Series 2017-K67, Class B,
3.944%, 09/25/2049 (C)(I)	150,000	150,653
Series 2017-K68, Class B,
3.976%, 08/25/2027 (C)(I)	165,000	163,743
Series 2017-K69, Class B,
3.726%, 10/25/2049 (C)(I)	220,000	216,187
Series 2017-K69, Class C,
3.726%, 10/25/2049 (C)(I)	70,000	66,678
Series 2017-K71, Class B,
3.753%, 11/25/2050 (C)(I)	390,000	384,521
Series 2017-K71, Class C,
3.753%, 11/25/2050 (C)(I)	115,000	106,915
Series 2017-K725, Class B,
3.880%, 02/25/2024 (C)(I)	180,000	183,184

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
FREMF Mortgage Trust (continued)
Series 2017-K726, Class B,
3.972%, 07/25/2049 (C)(I)	$315,000	$318,135
Series 2017-K728, Class B,
3.647%, 09/25/2024 (C)(I)	220,000	222,482
Series 2017-K729, Class B,
3.675%, 11/25/2049 (C)(I)	440,000	435,375
Series 2017-K729, Class C,
3.675%, 11/25/2049 (C)(I)	165,000	156,860
General Electric Capital Assurance
Company
Series 2003-1, Class A5
5.743%, 05/12/2035 (C)(I)	201,893	205,589
GMACM Mortgage Loan Trust
Series 2006-AR1, Class 1A1
3.841%, 04/19/2036 (I)	246,432	231,445
GS Mortgage Securities Trust
Series 2012-ALOH, Class A,
3.551%, 04/10/2034 (C)	670,000	690,746
Series 2014-GC20, Class A5,
3.998%, 04/10/2047	395,000	417,723
GSR Mortgage Loan Trust
Series 2006-AR1, Class 2A1,
3.639%, 01/25/2036 (I)	11,897	11,941
Series 2007-1F, Class 4A1 (1 month
LIBOR + 0.300%),
1.852%, 01/25/2037 (F)	143,637	82,161
HarborView Mortgage Loan Trust
Series 2005-8, Class 1A2A (1 month
LIBOR + 0.330%),
1.825%, 09/19/2035 (F)	58,584	53,044
Series 2006-12, Class 2A13 (1 month
LIBOR + 0.240%),
1.735%, 12/19/2036 (F)	291,454	255,525
Series 2007-7, Class 2A1B (1 month
LIBOR + 1.000%),
2.552%, 10/25/2037 (F)	134,331	107,683
Series 2006-12, Class 2A2A (1 month
LIBOR + 0.190%),
1.685%, 01/19/2038 (F)	100,091	94,086
IndyMac INDA Mortgage Loan Trust
Series 2006-AR3, Class 1A1
3.658%, 12/25/2036 (I)	86,423	82,620
JPMBB Commercial Mortgage
Securities Trust
Series 2014-C19, Class A4,
3.997%, 04/15/2047	395,000	417,778
Series 2014-C22, Class A4,
3.801%, 09/15/2047	135,000	141,444
JPMDB Commercial Mortgage
Securities Trust
Series 2016-C4, Class A3,
3.141%, 12/15/2049	735,000	736,469
Series 2017-C7, Class A5,
3.409%, 10/15/2050	795,000	814,757
JPMorgan Chase Commercial Mortgage
Securities Trust
Series 2008-C2, Series A4
6.068%, 02/12/2051	98,249	98,118
JPMorgan Mortgage Trust
Series 2006-A3, Class 3A2
3.342%, 05/25/2036 (I)	24,675	24,461

The accompanying notes are an integral part of the financial statements.	70

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
Lehman XS Trust
Series 2006-16N, Class A4A (1 month
LIBOR + 0.190%)
1.742%, 11/25/2046 (F)	$220,326	$207,711
LSTAR Securities Investment, Ltd.
Series 2017-2, Class A1 (1 month
LIBOR + 2.000%),
3.361%, 02/01/2022 (C)(F)	540,908	554,890
Series 2017-3, Class A1 (1 month
LIBOR + 2.000%),
3.361%, 04/01/2022 (C)(F)	271,641	271,547
Series 2017-6, Class A (1 month
LIBOR + 1.750%),
3.111%, 09/01/2022 (C)(F)	275,859	276,031
Series 2017-7, Class A (1 month
LIBOR + 1.750%),
3.111%, 10/01/2022 (C)(F)	689,572	688,515
Series 2017-8, Class A (1 month
LIBOR + 1.650%),
3.011%, 11/01/2022 (C)(F)	375,359	375,165
Luminent Mortgage Trust
Series 2006-4, Class A1A (1 month
LIBOR + 0.190%)
1.742%, 05/25/2046 (F)	199,628	180,568
Master Adjustable Rate Mortgages Trust
Series 2004-13, Class 3A7
3.465%, 11/21/2034 (I)	55,084	56,430
MFA Trust
Series 2017-RPL1, Class A1
2.588%, 02/25/2057 (C)(I)	222,791	220,116
Morgan Stanley Bank of America Merrill
Lynch Trust
Series 2014-C19, Class XA IO
1.126%, 12/15/2047	1,569,271	74,199
Morgan Stanley Capital I Trust
Series 2014-MP, Class A,
3.469%, 08/11/2033 (C)	475,000	486,235
Series 2017-H1, Class A5,
3.530%, 06/15/2050	198,000	204,360
Series 2017-H1, Class XA IO,
1.460%, 06/15/2050	782,325	74,073
New Residential Mortgage Loan Trust
Series 2016-2A, Class A1,
3.750%, 11/26/2035 (C)(I)	606,172	619,618
Series 2016-4A, Class A1,
3.750%, 11/25/2056 (C)(I)	605,358	618,497
Series 2017-1A, Class A1,
4.000%, 02/25/2057 (C)(I)	1,180,307	1,215,286
Series 2017-2A, Class A3,
4.000%, 03/25/2057 (C)(I)	1,064,331	1,099,985
Series 2017-3A, Class A1,
4.000%, 04/25/2057 (C)(I)	844,052	869,122
Series 2017-4A, Class A1,
4.000%, 05/25/2057 (C)(I)	711,461	733,312
Series 2017-5A, Class A1 (1 month
LIBOR + 1.500%),
3.052%, 06/25/2057 (C)(F)	848,012	868,736
OBP Depositor LLC Trust
Series 2010-OBP, Class A
4.646%, 07/15/2045 (C)	311,000	325,121

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
RALI Series Trust
Series 2007-QH7, Class 1A1 (1 month
LIBOR + 0.250%),
1.579%, 08/25/2037 (F)	$122,203	$118,284
Series 2007-QH9, Class A1,
2.377%, 11/25/2037 (I)	113,321	98,505
Sequoia Mortgage Trust
Series 2007-3, Class 2AA1
3.533%, 07/20/2037 (I)	20,632	19,863
WaMu Mortgage Pass-Through
Certificates
Series 2007-HY6, Class 1A1
3.111%, 06/25/2037 (I)	30,177	28,385
Washington Mutual Mortgage
Pass-Through Certificates
Series 2006-5, Class 1A1 (1 month
LIBOR + 0.600%)
2.152%, 07/25/2036 (F)	41,922	29,700
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16, Class A5,
3.817%, 08/15/2050	310,000	324,970
Series 2015-NXS1, Class D,
4.102%, 05/15/2048 (I)	40,000	35,521
Series 2015-NXS1, Class XA IO,
1.176%, 05/15/2048	2,095,369	119,226
Series 2015-NXS3, Class XA IO,
1.169%, 09/15/2057	4,645,468	254,850
Wells Fargo Mortgage Backed Securities
Trust
Series 2006-AR2, Class 2A1
3.392%, 03/25/2036 (I)	35,630	36,065
WF-RBS Commercial Mortgage Trust
Series 2014-C19, Class A5,
4.101%, 03/15/2047	304,634	323,978
Series 2014-C20, Class A5,
3.995%, 05/15/2047	600,000	635,206
		33,060,933
U.S. Government Agency – 0.7%
Federal Home Loan Mortgage Corp.
Series K064, Class X1 IO,
0.609%, 03/25/2027	2,325,250	110,624
Series K068, Class A2,
3.244%, 08/25/2027	545,000	560,608
Federal National Mortgage Association
Series 2014-04, Class 1M2 (1 month
LIBOR + 4.900%),
6.452%, 11/25/2024 (F)	173,586	198,610
Series 2015-04, Class 1M2 (1 month
LIBOR + 5.700%),
7.252%, 04/25/2028 (F)	96,625	111,141
Series 2016-C02, Class 1M2 (1 month
LIBOR + 6.000%),
7.552%, 09/25/2028 (F)	69,000	81,909
Series 2016-C07, Class 2M2 (1 month
LIBOR + 4.350%),
5.902%, 05/25/2029 (F)	485,000	537,628
Series 2017-C01, Class 1M2 (1 month
LIBOR + 3.550%),
5.102%, 07/25/2029 (F)	240,000	260,816

The accompanying notes are an integral part of the financial statements.	71

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National Mortgage
Association
Series 2006-38, Class XS IO
5.759%, 09/16/2035	$91,250	$12,387
		1,873,723
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $34,680,813)		$34,934,656

ASSET BACKED SECURITIES –
21.9%
ABFC Trust
Series 2006-HE1, Class A2D (1 month
LIBOR + 0.220%)
1.548%, 01/25/2037 (F)	148,536	101,821
AIMCO CLO
Series 2015-AA, Class AR (3 month
LIBOR + 0.850%)
2.336%, 01/15/2028 (C)(F)	365,000	365,000
Anchorage Capital CLO 9, Ltd.
Series 2016-9A, Class A (3 month
LIBOR + 1.510%)
2.869%, 01/15/2029 (C)(F)	446,849	449,194
Apidos CLO XVII
Series 2014-17A, Class A1R (3 month
LIBOR + 1.310%)
2.663%, 04/17/2026 (C)(F)	1,200,000	1,201,834
Series 2014-17A, Class A2R (3 month
LIBOR + 1.850%)
3.203%, 04/17/2026 (C)(F)	1,145,000	1,147,054
Apidos CLO XX
Series 2015-20A, Class A1R (3 month
LIBOR + 1.330%)
2.689%, 01/16/2027 (C)(F)	700,000	701,081
Apidos CLO XXI
Series 2015-21A, Class A1 (3 month
LIBOR + 1.430%)
2.784%, 07/18/2027 (C)(F)	1,170,000	1,173,368
Atlas Senior Loan Fund VI, Ltd.
Series 2014-6A, Class AR (3 month
LIBOR + 1.250%)
2.609%, 10/15/2026 (C)(F)	650,000	652,321
Atrium XII
Series 2012-A, Class AR (3 month
LIBOR + 0.830%)
2.203%, 04/22/2027 (C)(F)	765,000	765,742
Avery Point IV CLO, Ltd.
Series 2014-1A, Class AR (3 month
LIBOR + 1.100%)
2.467%, 04/25/2026 (C)(F)	885,000	886,050
Avery Point VI CLO, Ltd.
Series 2015-6A, Class A (3 month
LIBOR + 1.450%)
2.841%, 08/05/2027 (C)(F)	1,230,000	1,233,699
Babson CLO, Ltd.
Series 2015-IA, Class A (3 month
LIBOR + 1.430%)
2.793%, 04/20/2027 (C)(F)	1,205,000	1,206,920
Bayview Koitere Fund Trust
Series 2017-RT4, Class A
3.500%, 07/28/2057 (C)(I)	936,207	954,320
Bayview Mortgage Fund IVc Trust
Series 2017-RT3, Class A
3.500%, 01/28/2058 (C)(I)	632,434	645,123

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
Bayview Opportunity Master Fund
IIIa Trust
Series 2017-RN7, Class A1
3.105%, 09/28/2032 (C)	$126,415	$126,155
Series 2017-RN8, Class A1
3.352%, 11/28/2032 (C)	655,000	653,673
Bayview Opportunity Master Fund
IVa Trust
Series 2017-SPL1, Class A
4.000%, 10/28/2064 (C)(I)	730,939	752,526
Series 2017-SPL5, Class A
3.500%, 06/28/2057 (C)(I)	471,269	480,928
Bayview Opportunity Master Fund
IVb Trust
Series 2017-NPL2, Class A1
2.981%, 10/28/2032 (C)	659,890	657,951
Series 2017-SPL3, Class A
4.000%, 11/28/2053 (C)(I)	348,567	358,972
Series 2017-SPL4, Class A
3.500%, 01/28/2055 (C)(I)	404,867	410,417
BlueMountain CLO, Ltd.
Series 2015-3A, Class A1 (3 month
LIBOR + 1.480%)
2.843%, 10/20/2027 (C)(F)	1,040,000	1,042,013
CAL Funding II, Ltd.
Series 2012-1A, Class A
3.470%, 10/25/2027 (C)	96,667	96,340
Carlyle Global Market Strategies
Series 2014-4A, Class A1R (3 month
LIBOR + 1.200%)
2.559%, 10/15/2026 (C)(F)	425,000	425,825
Series 2015-2A, Class A1 (3 month
LIBOR + 1.470%)
2.844%, 04/27/2027 (C)(F)	770,000	771,307
Series 2016-3A, Class A2 (3 month
LIBOR + 1.900%)
3.263%, 10/20/2029 (C)(F)	430,000	435,712
CarMax Auto Owner Trust
Series 2014-2, Class D
2.580%, 11/16/2020	280,000	280,581
CBAM, Ltd.
Series 2017-3A, Class A (3 month
LIBOR + 1.230%)
2.599%, 10/17/2029 (C)(F)	710,000	710,716
Cent CLO 17, Ltd.
Series 2013-17A, Class A1 (3 month
LIBOR + 1.300%)
2.678%, 01/30/2025 (C)(F)	391,220	391,300
Cent CLO 21, Ltd.
Series 2014-21A, Class A1AR (3
month LIBOR + 1.210%)
2.584%, 07/27/2026 (C)(F)	590,000	591,392
Cent CLO 22, Ltd.
Series 2014-22A, Class A1R (3 month
LIBOR + 1.410%)
2.802%, 11/07/2026 (C)(F)	440,000	440,780
CIFC Funding, Ltd.
Series 2014-2A, Class A1LR (3 month
LIBOR + 1.200%)
2.654%, 05/24/2026 (C)(F)	890,000	891,388
CIG Auto Receivables Trust
Series 2017-1A, Class A
2.710%, 05/15/2023 (C)	176,215	175,926

The accompanying notes are an integral part of the financial statements.	72

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
CLUB Credit Trust
Series 2017-P2, Class A
2.610%, 01/15/2024 (C)	$615,000	$615,008
Conn Funding II LP
Series 2017-B, Class A
2.730%, 07/15/2020 (C)	165,000	164,993
Covenant Credit Partners CLO III, Ltd.
Series 2017-1A, Class B (3 month
LIBOR + 1.850%)
3.226%, 10/15/2029 (C)(F)	250,000	250,874
Credit Acceptance Auto Loan Trust
Series 2017-3A, Class A
2.650%, 06/15/2026 (C)	300,000	298,930
Dryden Senior Loan Fund
Series 2013-30A, Class AR (3 month
LIBOR + 0.820%)
2.236%, 11/15/2028 (C)(F)	819,000	819,065
Series 2015-38A, Class A (3 month
LIBOR + 1.430%)
2.789%, 07/15/2027 (C)(F)	660,000	664,902
First Franklin Mortgage Loan Trust
Series 2006-FF12, Class A5 (1 month
LIBOR + 0.310%)
1.638%, 09/25/2036 (F)	240,000	213,196
First Investors Auto Owner Trust
Series 2014-3A, Class A3
1.670%, 11/16/2020 (C)	96,829	96,787
Series 2014-3A, Class B
2.390%, 11/16/2020 (C)	170,000	170,148
Galaxy XIX CLO, Ltd.
Series 2015-19A, Class A1R (3 month
LIBOR + 1.220%)
2.585%, 07/24/2030 (C)(F)	895,000	901,605
GSAA Home Equity Trust
Series 2006-15, Class AF6
5.876%, 09/25/2036	468,470	240,932
Series 2006-20, Class 2A1A (1 month
LIBOR + 0.050%)
1.602%, 12/25/2046 (F)	396,200	293,356
Series 2006-10, Class AF3
5.985%, 06/25/2036 (I)	189,555	96,877
GSAA Trust
Series 2005-7, Class AF4
5.058%, 05/25/2035	325,000	332,014
GSAMP Trust
Series 2007-FM2, Class A2B (1
month LIBOR + 0.090%)
1.642%, 01/25/2037 (F)	278,626	177,146
Highbridge Loan Management, Ltd.
Series 2015-6A, Class A (3 month
LIBOR + 1.450%)
2.841%, 05/05/2027 (C)(F)	485,000	485,581
Honor Automobile Trust Securitization
Series 2016-1A, Class A
2.940%, 11/15/2019 (C)	260,940	261,689
KKR CLO, Ltd.
Series 15, Class A1A (3 month
LIBOR + 1.560%)
2.914%, 10/18/2028 (C)(F)	645,000	647,011
LCM XXV, Ltd.
Series 25A, Class A (3 month LIBOR
+ 1.210%)
2.524%, 07/20/2030 (C)(F)	835,000	841,850

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
Lendmark Funding Trust
Series 2016-2A, Class A
3.260%, 04/21/2025 (C)	$540,000	$542,402
Series 2017-1A, Class A
2.830%, 12/22/2025 (C)	360,000	359,102
Madison Park Funding XI, Ltd.
Series 2013-11A, Class AR (3 month
LIBOR + 1.160%)
2.523%, 07/23/2029 (C)(F)	721,000	723,450
Madison Park Funding XII, Ltd.
Series 2014-12A, Class B1R (3 month
LIBOR + 1.650%)
3.013%, 07/20/2026 (C)(F)	530,000	531,176
Magnetite IX, Ltd.
Series 2014-9A, Class A1R (3 month
LIBOR + 1.000%)
2.367%, 07/25/2026 (C)(F)	915,000	917,105
Magnetite VIII, Ltd.
Series 2014-8A, Class AR (3 month
LIBOR + 1.300%)
2.659%, 04/15/2026 (C)(F)	560,000	560,848
Magnetite XII, Ltd.
Series 2015-12A, Class AR (3 month
LIBOR + 1.330%)
2.689%, 04/15/2027 (C)(F)	555,000	558,632
Marlette Funding Trust
Series 2017-3A, Class A
2.360%, 12/15/2024 (C)	313,462	313,333
MFRA Trust
Series 2017-NPL1, Class A1
3.352%, 11/25/2047 (C)	672,212	671,038
Nationstar HECM Loan Trust
Series 2016-2A, Class A
2.239%, 06/25/2026 (C)(I)	30,719	30,661
Series 2017-1A, Class A
1.968%, 05/25/2027 (C)	114,761	114,587
Series 2017-1A, Class M1
2.942%, 05/25/2027 (C)	100,000	100,195
Series 2017-2A, Class A1
2.038%, 09/25/2027 (C)(I)	217,955	217,955
New Residential Advance
Receivables Trust
Series 2016-T2, Class AT2
2.575%, 10/15/2049 (C)	770,000	762,642
Series 2017-T1, Class AT1
3.214%, 02/15/2051 (C)	645,000	645,554
New Residential Mortgage Loan Trust
Series 2017-6A, Class A1
4.000%, 08/27/2057 (C)(I)	928,072	952,328
NRZ Advance Receivables Trust
Series 2016-T4, Class AT4
3.107%, 12/15/2050 (C)	740,000	736,705
Oak Hill Advisors Residential Loan Trust
Series 2017-NPL1, Class A1
3.000%, 06/25/2057 (C)	260,924	260,535
Oaktree EIF II, Ltd.
Series 2017-IIIA, Class A2 (3 month
LIBOR + 1.450%)
2.820%, 07/17/2029 (C)(F)	445,000	447,119
OCP CLO, Ltd.
Series 2015-8A, Class A1R (3 month
LIBOR + 0.850%)
2.203%, 04/17/2027 (C)(F)	1,065,000	1,065,681

The accompanying notes are an integral part of the financial statements.	73

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
OHA Credit Partners VIII, Ltd.
Series 2013-8A, Class A (3 month
LIBOR + 1.120%)
2.483%, 04/20/2025 (C)(F)	$752,893	$753,994
OneMain Financial Issuance Trust
Series 2016-2A, Class A
4.100%, 03/20/2028 (C)	1,045,000	1,058,494
Series 2017-1A, Class A1
2.370%, 09/14/2032 (C)	889,000	880,955
OZLM XII, Ltd.
Series 2015-12A, Class A1 (3 month
LIBOR + 1.450%)
2.828%, 04/30/2027 (C)(F)	1,025,000	1,029,797
Pretium Mortgage Credit Partners I LLC
Series 2017-NPL5, Class A1
3.327%, 12/30/2032 (C)(I)	242,657	242,030
Prosper Marketplace Issuance Trust
Series 2017-3A, Class A
2.360%, 11/15/2023 (C)	350,971	351,095
Santander Drive Auto Receivables Trust
Series 2014-1, Class C
2.360%, 04/15/2020	45,965	45,981
Series 2015-2, Class B
1.830%, 01/15/2020	25,884	25,884
Securitized Asset Backed
Receivables LLC Trust
Series 2006-HE1, Class A2B (1 month
LIBOR + 0.090%)
1.642%, 07/25/2036 (F)	161,884	82,378
Shackleton VIII CLO, Ltd.
Series 2015-8A, Class A1R (3 month
LIBOR + 0.920%)
2.283%, 10/20/2027 (C)(F)	1,035,000	1,035,377
SoFi Consumer Loan Program LLC
Series 2016-2A, Class A
3.090%, 10/27/2025 (C)	308,816	313,707
Series 2016-3, Class A
3.050%, 12/26/2025 (C)	337,705	339,433
Series 2017-1, Class A
3.280%, 01/26/2026 (C)	251,624	254,129
Series 2017-3, Class A
2.770%, 05/25/2026 (C)	128,354	128,401
Series 2017-4, Class A
2.500%, 05/26/2026 (C)	257,359	256,514
Sound Point CLO IV, Ltd.
Series 2013-3A, Class AR (3 month
LIBOR + 1.100%)
2.463%, 01/21/2026 (C)(F)	620,000	620,103
Sound Point CLO XV, Ltd.
Series 2017-1A, Class A (3 month
LIBOR + 1.390%)
2.753%, 01/23/2029 (C)(F)	305,000	306,110
Soundview Home Loan Trust
Series 2007-OPT2, Class 2A3 (1
month LIBOR + 0.180%)
1.732%, 07/25/2037 (F)	45,000	39,018
Springleaf Funding Trust
Series 2016-AA, Class A
2.900%, 11/15/2029 (C)	720,000	721,058
Springleaf Funding Trust
Series 2017-AA, Class A
2.680%, 07/15/2030 (C)	900,000	892,282
SPS Servicer Advance Receivables Trust
Series 2016-T2, Class AT2
2.750%, 11/15/2049 (C)	630,000	629,156

Investment Quality Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
Towd Point Mortgage Trust
Series 2015-3, Class A1B
3.000%, 03/25/2054 (C)(I)	$51,017	$51,229
Series 2015-4, Class A1B
2.750%, 04/25/2055 (C)(I)	198,100	198,131
Series 2016-2, Class A1A
2.750%, 08/25/2055 (C)(I)	425,964	425,806
Series 2016-3, Class A1
2.250%, 04/25/2056 (C)(I)	569,131	563,596
Series 2017-1, Class A1
2.750%, 10/25/2056 (C)(I)	1,218,105	1,216,407
Series 2017-2, Class A1
2.750%, 04/25/2057 (C)(I)	313,423	313,141
Series 2017-3, Class A1
2.750%, 07/25/2057 (C)(I)	541,756	540,804
Series 2017-4, Class A1
2.750%, 06/25/2057 (C)(I)	755,323	752,111
Series 2017-5, Class A1 (1 month
LIBOR + 0.600%)
2.152%, 02/25/2057 (C)(F)	840,623	841,650
Treman Park CLO, Ltd.
Series 2015-1A, Class AR (3 month
LIBOR + 1.370%)
2.733%, 04/20/2027 (C)(F)	745,000	746,237
U.S. Residential Opportunity Fund IV
Trust
Series 2017-1III, Class A
3.352%, 11/27/2037 (C)	505,000	503,570
Venture XXI CLO, Ltd.
Series 2015-21A, Class AR (3 month
LIBOR + 0.880%)
2.239%, 07/15/2027 (C)(F)	915,000	916,102
VOLT LX LLC
Series 2017-NPL7, Class A1
3.250%, 04/25/2059 (C)	223,199	223,582
VOLT LXII LLC
Series 2017-NPL9, Class A1
3.125%, 09/25/2047 (C)	191,284	191,166
VOLT LXIII LLC
Series 2017-NP10, Class A1
3.000%, 10/25/2047 (C)	370,000	369,416
VOLT LXIV LLC
Series 2017-NP11, Class A1
3.375%, 10/25/2047 (C)	929,730	929,254
Voya CLO, Ltd.
Series 2015-1A, Class A1R (3 month
LIBOR + 0.900%)
2.327%, 01/18/2029 (C)(F)	730,000	730,000
Series 2015-1A, Class A2R (3 month
LIBOR + 1.250%)
2.727%, 01/18/2029 (C)(F)	255,000	255,000
Series 2017-4A, Class A1 (3 month
LIBOR + 1.130%)
2.514%, 10/15/2030 (C)(F)	250,000	250,487
Wendys Funding LLC
Series 2018-1A, Class A2II
3.884%, 03/15/2048 (C)	235,000	235,165
Westlake Automobile Receivables Trust
Series 2017-2A, Class D
3.280%, 12/15/2022 (C)	535,000	530,401
TOTAL ASSET BACKED SECURITIES (Cost $59,975,392)		$60,049,592

The accompanying notes are an integral part of the financial statements.	74

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

		Shares or
		Principal
		Amount	Value
SECURITIES LENDING COLLATERAL – 0.2%
John Hancock Collateral Trust,
1.3985% (J)(K)		39,782	$397,969
TOTAL SECURITIES LENDING COLLATERAL (Cost $397,977)			$397,969

SHORT-TERM INVESTMENTS – 3.8%
Commercial paper – 0.0%
The Toronto-Dominion Bank
1.125%, 01/05/2018 *	CAD	50,000	39,772
1.188%, 01/03/2018 *		55,000	43,752
			83,524
Foreign government – 1.2%
Argentina Treasury Bill
2.763%, 01/26/2018 *		101,975	101,773
2.967%, 06/15/2018 *		487,925	480,743
3.032%, 05/24/2018 *		146,833	145,065
3.195%, 04/27/2018 *		263,996	261,307
Egypt Treasury Bill
14.846%, 10/16/2018 *	EGP	3,800,000	188,340
Japan Treasury Discount Bill
(0.177)%, 03/05/2018 *	JPY	37,100,000	329,368
(0.166)%, 01/15/2018 *		163,000,000	1,446,732
Spain Treasury Bill
(0.600)%, 02/16/2018 *	EUR	150,000	180,115
Sweden Treasury Bill
(0.691)%, 01/17/2018 *	SEK	500,000	60,971
			3,194,414
Repurchase agreement – 2.6%
Deutsche Bank Tri-Party Repurchase
Agreement dated 12-29-17 at 1.410%
to be repurchased at $4,400,689 on
1-2-18, collateralized by $4,397,100
U.S. Treasury Notes, 2.625% due
11-15-20 (valued at $4,488,079,
including interest)		$4,400,000	4,400,000
Goldman Sachs Tri-Party Repurchase
Agreement dated 12-29-17 at 1.350%
to be repurchased at $2,800,420 on
1-2-18, collateralized by $2,811,973
Federal Home Loan Mortgage Corp.,
3.000% - 5.500% due 4-1-35 to
4-1-47 (valued at $2,856,000,
including interest)		2,800,000	2,800,000
			7,200,000
TOTAL SHORT-TERM INVESTMENTS (Cost $10,474,187)			$10,477,938
Total Investments (Investment Quality Bond Trust)
(Cost $336,227,761) – 122.8%			$337,161,801
Other assets and liabilities, net – (22.8%)			(62,645,080)
TOTAL NET ASSETS – 100.0%			$274,516,721

Investment Quality Bond Trust (continued)

Currency Abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
EGP	Egyptian Pound
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona

Security Abbreviations and Legend

GO	General Obligation
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $93,177,660 or 33.9% of the fund’s net assets as of 12-31-17.
(D)	A portion of this security is on loan as of 12-31-17.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(G)	Non-income producing - Issuer is in default.
(H)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(I)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(J)	The rate shown is the annualized seven-day yield as of 12-31-17.
(K)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
10-Year Ultra U.S. Treasury Bond Futures	31	Long	Mar 2018	$4,159,541	$4,140,438	$(19,103)
5-Year U.S. Treasury Note Futures	291	Long	Mar 2018	33,910,861	33,803,742	(107,119)
U.S. Treasury Long Bond Futures	21	Long	Mar 2018	3,218,280	3,213,000	(5,280)
Ultra U.S. Treasury Bond Futures	62	Long	Mar 2018	10,345,623	10,394,688	49,065
10-Year Australian Treasury Bond Futures	12	Short	Mar 2018	(1,207,424)	(1,209,306)	(1,882)
10-Year Canada Government Bond Futures	12	Short	Mar 2018	(1,305,094)	(1,286,683)	18,411
10-Year U.S. Treasury Note Futures	29	Short	Mar 2018	(3,613,689)	(3,597,359)	16,330

The accompanying notes are an integral part of the financial statements.	75

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

FUTURES (continued)

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
U.K. Long Gilt Bond Futures	26	Short	Mar 2018	(4,366,046)	(4,393,607)	$(27,561)
						$(77,139)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
EGP	543,000	USD	29,272	Citibank N.A.	3/6/2018	$757	—
EGP	445,000	USD	23,455	Goldman Sachs International	3/6/2018	1,154	—
EGP	1,495,000	USD	76,159	Citibank N.A.	3/29/2018	6,121	—
USD	39,077	AUD	50,000	Deutsche Bank AG London	1/24/2018	64	—
USD	43,312	CAD	55,000	Goldman Sachs International	1/3/2018	—	($445)
USD	38,752	CAD	50,000	Deutsche Bank AG London	1/5/2018	—	(1,029)
USD	50,849	EGP	988,000	Goldman Sachs International	3/6/2018	—	(3,790)
USD	76,510	EGP	1,495,000	Goldman Sachs International	3/29/2018	—	(5,770)
USD	214,392	EUR	180,000	JPMorgan Chase Bank N.A.	1/16/2018	—	(1,745)
USD	58,306	EUR	50,000	JPMorgan Chase Bank N.A.	1/23/2018	—	(1,756)
USD	118,027	EUR	100,000	State Street Bank and Trust Company	1/29/2018	—	(2,138)
USD	403,302	EUR	339,000	Citibank N.A.	1/31/2018	—	(4,104)
USD	578,316	EUR	489,000	Morgan Stanley and Company International PLC	1/31/2018	—	(9,358)
USD	180,887	EUR	155,000	JPMorgan Chase Bank N.A.	2/1/2018	—	(5,400)
USD	93,895	EUR	80,000	Deutsche Bank AG London	2/8/2018	—	(2,292)
USD	177,312	EUR	150,000	State Street Bank and Trust Company	2/16/2018	—	(3,122)
USD	65,146	EUR	55,000	JPMorgan Chase Bank N.A.	2/20/2018	—	(1,028)
USD	117,347	EUR	100,000	BNP Paribas SA	2/23/2018	—	(2,990)
USD	160,821	EUR	135,000	HSBC Bank USA	3/21/2018	—	(1,909)
USD	134,886	GBP	100,000	State Street Bank and Trust Company	1/19/2018	—	(198)
USD	1,453,320	JPY	163,000,000	Citibank N.A.	1/16/2018	5,888	—
USD	330,063	JPY	37,100,000	JPMorgan Chase Bank N.A.	3/5/2018	—	(150)
USD	107,294	NZD	150,000	State Street Bank and Trust Company	1/17/2018	1,006	—
USD	62,384	SEK	500,000	Morgan Stanley and Company International PLC	1/17/2018	1,381	—
						$16,371	($47,224)

SWAPS

Interest rate swaps

								Unamortized
					Fixed	Floating		upfront	Unrealized
Counterparty (OTC)/	Notional		Payments	Payments	payment	payment	Maturity	payment paid	appreciation
Centrally cleared	amount	Currency	made	received	frequency	frequency	date	(received)	(depreciation)	Value
JPMorgan Chase Bank	5,100,000	USD	Fixed 4.317%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2028	—	$(938,875)	$(938,875)
JPMorgan Chase Bank	2,100,000	USD	Fixed 3.425%	USD LIBOR BBA	Semi-Annual	Quarterly	Jun 2039	—	(316,038)	(316,038)
								—	$(1,254,913)	$(1,254,913)
				USD Federal Funds H.15
Centrally cleared	1,620,000	USD	Fixed 1.625%	OIS-COMPOUND	Annual	Annual	Nov 2026	—	55,017	55,017
Centrally cleared	1,640,000	USD	Fixed 2.750%	USD LIBOR BBA	Semi-Annual	Quarterly	Dec 2047	$(36,991)	(41,713)	(78,704)
								$(36,991)	$13,304	$(23,687)
								$(36,991)	$(1,241,609)	$(1,278,600)

Credit default swaps - Buyer

								Unamortized
								upfront
				USD	Pay	Fixed		payment	Unrealized
Counterparty (OTC)/	Reference	Notional		notional	fixed	payment	Maturity	paid	appreciation
Centrally cleared	obligation	amount	Currency	amount	rate	frequency	date	(received)	(depreciation)	Value
Centrally cleared	CDX-EMS28V1-5Y	1,164,000	USD	$1,164,000	1.000%	Quarterly	Dec 2022	$39,939	$(29,967)	$9,972
				$1,164,000				$39,939	$(29,967)	$9,972

The accompanying notes are an integral part of the financial statements.	76

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

Credit default swaps - Seller

									Unamortized
		Implied			USD		Fixed		upfront	Unrealized
Counterparty (OTC)/	Reference	credit	Notional		notional	Received	payment	Maturity	payment paid	appreciation
Centrally cleared	obligation	spread	amount	Currency	amount	fixed rate	frequency	date	(received)	(depreciation)	Value
Deutsche Bank AG	CMBX.NA.BBB-.6	0.682%	110,000	USD	$110,000	3.000%	Monthly	May 2063	$(18,707)	$2,726	$(15,981)
Goldman Sachs International	CMBX.NA.BBB-.6	0.682%	140,000	USD	140,000	3.000%	Monthly	May 2063	(23,641)	3,301	(20,340)
Morgan Stanley & Company	South Africa Government
International PLC	International Bond	1.570%	240,000	USD	240,000	1.000%	Quarterly	Dec 2022	(8,015)	1,765	(6,250)
Morgan Stanley & Company
International PLC	United Mexican States	1.064%	235,000	USD	235,000	1.000%	Quarterly	Dec 2022	109	(729)	(620)
Morgan Stanley & Company
International PLC	CMBX.NA.BBB-.6	0.682%	255,000	USD	255,000	3.000%	Monthly	May 2063	(41,910)	4,862	(37,048)
Morgan Stanley & Company
International PLC	CMBX.NA.BBB-.6	0.682%	130,000	USD	130,000	3.000%	Monthly	May 2063	(21,722)	2,835	(18,887)
Morgan Stanley & Company
International PLC	CMBX.NA.BBB-.6	0.682%	115,000	USD	115,000	3.000%	Monthly	May 2063	(19,582)	2,874	(16,708)
Morgan Stanley & Company
International PLC	CMBX.NA.BBB-.6	0.682%	69,000	USD	69,000	3.000%	Monthly	May 2063	(11,755)	1,730	(10,025)
					$1,294,000				$(145,223)	$19,364	$(125,859)
Centrally cleared	CDX-NAHYS29V1-5Y	3.077%	1,040,000	USD	1,040,000	5.000%	Quarterly	Dec 2022	77,443	10,142	87,585
Centrally cleared	CDX-NAIGS29V1-5Y	0.491%	5,035,000	USD	5,035,000	1.000%	Quarterly	Dec 2022	108,752	12,949	121,701
Centrally cleared	ITRAXX-EUROPES28V1-5Y	0.450%	1,110,000	EUR	1,315,048	1.000%	Quarterly	Dec 2022	32,844	3,806	36,650
Centrally cleared	ITRAXX-XOVERS28V1-5Y	2.340%	175,000	EUR	206,351	5.000%	Quarterly	Dec 2022	22,970	2,924	25,894
					$7,596,399				$242,009	$29,821	$271,830
					$8,890,399				$96,786	$49,185	$145,971

Derivatives Currency Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EGP	Egyptian Pound
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	U.S. Dollar

Derivatives Abbreviations

BBA	The British Banker’s Association
LIBOR	London Interbank Offered Rate

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Money Market Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT – 12.3%
U.S. Treasury Bill
1.110%, 01/25/2018	$19,987,200	$19,972,663
1.150%, 03/15/2018	40,101,200	40,008,906
1.340%, 03/15/2018	20,156,000	20,102,049
1.370%, 03/22/2018	39,621,700	39,502,835
U.S. Treasury Note
1.110%, 01/31/2018	40,027,100	40,014,955
1.180%, 01/15/2018	39,897,600	39,892,839
1.280%, 02/15/2018	19,954,200	20,008,079
1.410%, 03/31/2018	20,146,300	20,120,117
TOTAL U.S. GOVERNMENT (Cost $239,622,443)		$239,622,443

U.S. GOVERNMENT AGENCY –
85.9%
Federal Agricultural Mortgage Corp.
1.270%, 03/01/2018 (A)	75,000,000	75,000,000
1.280%, 01/04/2018	19,798,000	19,795,921
1.290%, 04/03/2018 (A)	50,000,000	50,000,000

Money Market Trust (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT
AGENCY (continued)
Federal Agricultural
Mortgage Corp. (continued)
1.290%, 05/01/2018 (A)	$25,000,000	$25,000,000
1.290%, 12/03/2018 (A)	16,237,000	16,237,000
1.340%, 11/30/2018 (A)	23,843,000	23,843,000
1.440%, 06/22/2018 (A)	19,820,000	19,820,000
1.450%, 02/23/2018 (A)	50,000,000	50,000,000
1.450%, 04/25/2018 (A)	50,000,000	50,000,000
1.480%, 01/18/2018 (A)	50,000,000	50,000,000
1.530%, 06/26/2018 (A)	41,000,000	41,000,000
Federal Farm Credit Bank
1.000%, 01/02/2019 (A)	16,123,000	16,123,000
1.010%, 11/04/2019 (A)	7,901,000	7,900,210
1.060%, 01/02/2018	39,454,000	39,452,849
1.150%, 03/12/2018	8,000,000	7,982,422
1.170%, 01/30/2018	1,219,000	1,218,774
1.180%, 01/02/2018 (A)	12,607,000	12,607,086

The accompanying notes are an integral part of the financial statements.	77

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Money Market Trust (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT
AGENCY (continued)
Federal Farm Credit Bank (continued)
1.210%, 03/19/2018	$2,441,000	$2,439,654
1.210%, 05/09/2018 (A)	400,000	400,298
1.230%, 02/02/2018 (A)	2,557,000	2,557,475
1.250%, 01/08/2018 (A)	1,814,000	1,814,067
1.260%, 02/05/2018 (A)	3,525,000	3,525,594
1.260%, 08/01/2018 (A)	795,000	796,194
1.270%, 01/04/2018	7,927,000	7,926,174
1.270%, 03/08/2018 (A)	2,330,000	2,331,375
1.280%, 11/16/2018 (A)	5,409,000	5,418,144
1.290%, 01/22/2018	1,196,000	1,195,757
1.290%, 07/06/2018 (A)	795,000	796,070
1.290%, 05/17/2019 (A)	7,928,000	7,924,258
1.300%, 08/08/2018 (A)	3,120,000	3,120,436
1.300%, 09/04/2018 (A)	8,786,000	8,796,234
1.340%, 03/05/2018	19,774,000	19,728,322
1.360%, 01/22/2018 (A)	28,000,000	28,003,158
1.370%, 03/22/2018 (A)	1,738,000	1,738,808
1.370%, 05/17/2018 (A)	2,700,000	2,701,575
1.370%, 11/09/2018 (A)	1,220,000	1,220,000
1.380%, 01/23/2018 (A)	1,627,000	1,627,339
1.380%, 04/16/2018 (A)	1,468,000	1,468,771
1.380%, 07/19/2018 (A)	1,611,000	1,613,301
1.380%, 01/14/2019 (A)	19,277,000	19,301,268
1.390%, 05/25/2018 (A)	975,000	976,056
1.390%, 04/25/2019 (A)	7,400,000	7,406,826
1.410%, 09/18/2018 (A)	1,602,000	1,604,105
1.420%, 04/10/2019 (A)	7,970,000	7,969,491
1.440%, 03/15/2019 (A)	12,087,000	12,086,654
1.440%, 06/27/2019 (A)	12,084,000	12,083,078
1.440%, 09/13/2019 (A)	7,982,000	7,982,000
1.450%, 08/19/2019 (A)	20,313,000	20,396,020
1.450%, 09/05/2019 (A)	18,548,000	18,546,445
1.460%, 08/28/2018	7,983,000	7,907,213
1.460%, 11/20/2019 (A)	9,729,000	9,725,322
1.470%, 06/22/2018 (A)	2,100,000	2,102,568
1.540%, 04/12/2019 (A)	8,020,000	8,028,226
1.560%, 08/08/2019 (A)	12,115,000	12,114,021
1.610%, 11/01/2018	4,058,000	4,037,070
Federal Home Loan Bank
1.060%, 01/02/2018	11,600,000	11,599,662
1.070%, 01/03/2018	4,005,000	4,004,764
1.080%, 01/02/2018	2,268,000	2,267,933
1.120%, 01/08/2018 (A)	20,050,000	20,050,815
1.140%, 02/21/2018	12,204,000	12,184,533
1.150%, 04/25/2018	5,000,000	4,999,683
1.160%, 03/14/2018	24,000,000	23,945,280
1.180%, 02/15/2018 (A)	15,000,000	15,001,987
1.180%, 04/23/2018 (A)	12,880,000	12,877,068
1.180%, 07/09/2018 (A)	18,180,000	18,176,468
1.200%, 10/05/2018 (A)	1,610,000	1,610,512
1.220%, 02/23/2018	1,950,000	1,949,216
1.220%, 05/04/2018	1,220,000	1,219,635
1.250%, 01/12/2018	36,361,000	36,347,357
1.250%, 02/28/2018 (A)	31,970,000	31,971,699
1.260%, 07/03/2018 (A)	5,345,000	5,344,803
1.270%, 01/03/2018	6,263,000	6,262,565
1.270%, 01/03/2018	2,167,000	2,166,849
1.270%, 01/10/2018	2,054,000	2,053,358
1.270%, 01/22/2018	5,767,000	5,762,795
1.270%, 01/22/2018	19,727,000	19,712,558
1.280%, 01/02/2018	3,961,000	3,960,861
1.280%, 01/03/2018	6,895,000	6,894,517
1.280%, 01/04/2018	2,890,000	2,889,697
1.280%, 01/05/2018	8,003,000	8,001,880
1.280%, 01/10/2018	1,822,000	1,821,426

Money Market Trust (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT
AGENCY (continued)
Federal Home Loan Bank (continued)
1.280%, 01/10/2018	$1,188,000	$1,187,624
1.280%, 01/12/2018	2,455,000	2,454,051
1.280%, 01/24/2018	868,000	867,301
1.280%, 06/22/2018	1,300,000	1,299,247
1.290%, 01/05/2018	4,674,000	4,673,340
1.290%, 01/08/2018	6,180,000	6,178,474
1.290%, 01/10/2018	2,377,000	2,376,245
1.290%, 01/12/2018	36,566,000	36,551,810
1.290%, 01/12/2018	2,575,000	2,573,997
1.290%, 01/16/2018	1,941,000	1,939,973
1.290%, 01/17/2018	17,389,000	17,379,185
1.290%, 01/22/2018	3,160,000	3,157,659
1.290%, 01/30/2018	789,000	788,190
1.290%, 02/01/2018	790,000	789,126
1.290%, 05/24/2019 (A)	17,680,000	17,684,305
1.300%, 01/12/2018	1,188,000	1,187,535
1.300%, 01/24/2018	3,248,000	3,245,333
1.300%, 01/30/2018	15,875,000	15,869,829
1.310%, 01/24/2018	19,820,000	19,803,665
1.310%, 01/30/2018	7,844,000	7,835,849
1.310%, 02/05/2018	39,454,000	39,405,932
1.320%, 02/12/2018	868,000	866,684
1.320%, 06/04/2018	750,000	749,164
1.320%, 06/13/2018	2,850,000	2,847,057
1.330%, 05/10/2018	2,000,000	1,997,738
1.340%, 03/09/2018	3,964,000	3,954,262
1.340%, 03/12/2018	11,884,000	11,853,498
1.340%, 03/15/2018 (A)	31,970,000	31,976,323
1.340%, 03/19/2018	39,614,000	39,502,156
1.350%, 03/09/2018	24,280,000	24,281,856
1.350%, 03/16/2018 (A)	19,990,000	19,993,472
1.350%, 03/20/2018	872,000	869,487
1.370%, 01/25/2018 (A)	3,660,000	3,660,107
1.370%, 03/16/2018 (A)	2,495,000	2,495,407
1.370%, 04/20/2018 (A)	4,615,000	4,615,084
1.370%, 06/06/2018	1,625,000	1,622,695
1.390%, 03/09/2018	1,580,000	1,582,955
1.450%, 07/23/2018 (A)	3,965,000	3,966,005
1.490%, 02/28/2018 (A)	5,585,000	5,586,157
1.490%, 03/26/2018 (A)	790,000	790,049
Federal Home Loan Mortgage Corp.
1.120%, 01/26/2018	11,983,000	11,973,805
1.180%, 03/01/2018	8,119,000	8,169,484
1.200%, 04/09/2018	6,000,000	5,992,772
1.230%, 01/12/2018	18,471,000	18,468,212
1.240%, 05/25/2018	2,000,000	1,998,201
1.250%, 06/22/2018	8,000,000	7,992,909
1.260%, 03/30/2018	801,000	800,516
1.300%, 01/11/2018 (A)	75,000,000	75,000,000
1.300%, 03/07/2018	4,232,000	4,228,894
1.330%, 02/26/2018	50,476,000	50,453,306
1.380%, 05/18/2018 (A)	1,008,000	1,007,859
1.400%, 09/06/2018	9,538,000	9,517,389
1.400%, 09/13/2018	15,384,000	15,352,758
1.520%, 06/29/2018	1,596,000	1,591,592
1.610%, 09/28/2018	811,000	807,787
Federal National Mortgage Association
1.090%, 01/08/2018	11,983,000	11,980,507
1.130%, 01/08/2018	19,954,000	19,949,693
1.240%, 04/30/2018	4,459,000	4,456,325
1.270%, 01/02/2018	2,775,000	2,774,904
1.270%, 01/03/2018	792,000	791,945
1.270%, 01/09/2018	2,373,000	2,372,341
1.270%, 05/21/2018	4,750,000	4,743,002
1.280%, 01/11/2018 (A)	15,946,000	15,946,287

The accompanying notes are an integral part of the financial statements.	78

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Money Market Trust (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT
AGENCY (continued)
Federal National
Mortgage Association (continued)
1.280%, 04/30/2018	$2,040,000	$2,038,181
1.350%, 05/25/2018	810,000	809,066
1.360%, 02/08/2018	1,189,000	1,188,374
1.740%, 11/28/2018	1,190,000	1,183,845
Tennessee Valley Authority
1.360%, 04/01/2018	7,906,000	7,967,385
TOTAL U.S. GOVERNMENT AGENCY (Cost
$1,668,483,715)		$1,668,483,715
Total Investments (Money Market Trust)
(Cost $1,908,106,158) – 98.2%		$1,908,106,158
Other assets and liabilities, net – 1.8%		34,289,432
TOTAL NET ASSETS – 100.0%		$1,942,395,590

Security Abbreviations and Legend

(A)	Variable rate obligation.

New Income Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS – 39.2%
U.S. Government – 15.1%
U.S. Treasury Bonds
2.500%, 02/15/2045 to 05/15/2046	$17,335,000	$16,481,572
2.750%, 08/15/2047	1,380,000	1,380,174
2.875%, 11/15/2046	13,210,000	13,536,068
3.000%, 11/15/2044 to 11/15/2045	18,825,000	19,749,373
3.125%, 02/15/2043	26,395,000	28,327,529
3.375%, 05/15/2044	2,585,000	2,897,710
5.375%, 02/15/2031	7,760,000	10,306,562
U.S. Treasury Inflation
Protected Securities
0.125%, 04/15/2022 to 07/15/2026	20,745,873	20,499,702
0.375%, 07/15/2027	7,058,660	7,025,997
0.625%, 01/15/2026	7,392,868	7,515,877
U.S. Treasury Notes
0.875%, 05/15/2019	2,825,000	2,787,634
1.250%, 10/31/2018	18,715,000	18,640,066
1.500%, 05/31/2019 (A)	18,425,000	18,331,641
1.625%, 05/15/2026	3,915,000	3,686,385
1.750%, 11/15/2020	10,045,000	9,986,472
2.000%, 08/31/2021 to 10/31/2022	11,900,000	11,811,726
2.250%, 02/15/2027 to 11/15/2027	19,190,000	18,917,962
		211,882,450
U.S. Government Agency – 24.1%
Federal Home Loan Mortgage Corp.
3.000%, 01/01/2043 to 03/01/2043	6,546,996	6,591,941
3.106%, (1 Year CMT + 2.245%),
01/01/2036 (B)	34,181	36,083
3.338%, (12 month LIBOR +
1.588%), 10/01/2036 (B)	7,424	7,691
3.341%, (12 month LIBOR +
1.591%), 09/01/2035 (B)	8,458	8,823
3.348%, (12 month LIBOR +
1.723%), 01/01/2036 (B)	757	789
3.375%, (12 month LIBOR +
1.625%), 04/01/2037 (B)	37,269	38,927
3.393%, (12 month LIBOR +
1.768%), 02/01/2037 (B)	35,687	37,555
3.411%, (12 month LIBOR +
1.750%), 02/01/2035 (B)	28,651	30,043

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan
Mortgage Corp. (continued)
3.413%, (1 Year CMT + 2.250%),
10/01/2036 (B)	$14,843	$15,626
3.416%, (12 month LIBOR +
1.625%), 06/01/2038 (B)	16,400	17,131
3.483%, (12 month LIBOR +
1.808%), 01/01/2037 (B)	17,267	18,164
3.484%, (12 month LIBOR +
1.726%), 07/01/2035 (B)	11,969	12,534
3.500%, 03/01/2043 to 05/01/2046	9,043,713	9,332,786
3.507%, (12 month LIBOR +
1.725%), 07/01/2035 (B)	8,888	9,237
3.530%, (12 month LIBOR +
1.725%), 06/01/2037 (B)	89,784	93,859
3.533%, (12 month LIBOR +
1.783%), 03/01/2036 (B)	28,742	30,150
3.533%, (12 month LIBOR +
1.787%), 10/01/2036 (B)	48,713	50,996
3.535%, (12 month LIBOR +
1.785%), 09/01/2032 (B)	644	672
3.539%, (12 month LIBOR +
1.775%), 05/01/2037 (B)	13,162	13,788
3.592%, (12 month LIBOR +
1.968%), 02/01/2037 (B)	42,448	44,867
3.650%, (12 month LIBOR +
1.900%), 11/01/2035 (B)	9,698	10,227
3.708%, (12 month LIBOR +
1.966%), 11/01/2036 (B)	11,212	11,807
3.761%, (12 month LIBOR +
2.009%), 12/01/2036 (B)	12,622	13,343
3.805%, (12 month LIBOR +
2.075%), 02/01/2038 (B)	48,764	51,202
3.836%, (12 month LIBOR +
2.162%), 02/01/2037 (B)	17,541	18,238
4.000%, 05/01/2026 to 02/01/2041	7,967,610	8,390,977
4.500%, 11/01/2018 to 10/01/2039	4,825,802	5,179,901
5.000%, 10/01/2018 to 08/01/2040	2,042,955	2,216,824
5.500%, 03/01/2018 to 12/01/2039	122,746	135,597
6.000%, 07/01/2021 to 08/01/2038	359,157	401,851
6.500%, 12/01/2023 to 03/01/2037	108,428	123,103
7.000%, 02/01/2024 to 06/01/2032	1,784	2,042
7.500%, 05/01/2024 to 06/01/2024	210	234
Federal National Mortgage Association
2.319%, (COFI + 1.250%),
07/01/2027 (B)	106	106
2.500%, 07/01/2030 to 03/01/2043	6,079,481	6,030,224
2.861%, (6 month LIBOR + 1.363%),
10/01/2033 (B)	15,791	16,258
2.965%, (12 month LIBOR +
1.340%), 12/01/2035 (B)	4,139	4,275
3.000%, 01/01/2027 to 01/01/2047	61,794,681	62,246,668
3.284%, (12 month LIBOR +
1.528%), 07/01/2035 (B)	8,568	8,937
3.306%, (12 month LIBOR +
1.592%), 12/01/2035 (B)	3,061	3,200
3.355%, (12 month LIBOR +
1.598%), 07/01/2036 (B)	76,465	79,868
3.381%, (12 month LIBOR +
1.617%), 09/01/2035 (B)	43,609	45,615
3.395%, (12 month LIBOR +
1.770%), 12/01/2035 (B)	1,376	1,447
3.410%, (12 month LIBOR +
1.655%), 08/01/2037 (B)	17,923	18,796

The accompanying notes are an integral part of the financial statements.	79

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

New Income Trust (continued)

		Shares or
		Principal
		Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National
Mortgage Association (continued)
3.497%, (12 month LIBOR +
1.751%), 08/01/2036 (B)		$42,516	$44,563
3.500%, TBA (C)		9,855,000	10,166,831
3.500%, (12 month LIBOR +
1.750%), 09/01/2036 (B)		160	166
3.500%, 12/01/2041 to 08/01/2056		61,542,164	63,339,588
3.520%, (12 month LIBOR +
1.690%), 05/01/2038 (B)		83,444	86,994
3.538%, (12 month LIBOR +
1.788%), 05/01/2038 (B)		29,560	31,030
3.573%, (12 month LIBOR +
1.892%), 12/01/2035 (B)		5,874	6,071
3.580%, (12 month LIBOR +
1.830%), 04/01/2038 (B)		20,102	21,047
3.601%, (12 month LIBOR +
1.846%), 05/01/2038 (B)		14,445	15,183
3.603%, (12 month LIBOR +
1.853%), 08/01/2038 (B)		10,043	10,518
4.000%, 11/01/2025 to 08/01/2047		36,205,340	38,014,167
4.500%, 05/01/2019 to 09/01/2042		6,818,690	7,303,989
5.000%, 05/01/2018 to 06/01/2040		10,987,048	11,919,259
5.500%, 02/01/2018 to 09/01/2041		3,417,472	3,772,304
5.688%, (COFI + 1.250%),
01/01/2019 (B)		33	33
6.000%, 01/01/2021 to 09/01/2038		4,712,679	5,323,614
6.500%, 07/01/2032 to 06/01/2039		353,680	405,057
7.000%, 12/01/2029 to 04/01/2037		14,965	17,405
Government National
Mortgage Association
2.500%, 11/20/2042 to 03/20/2043		3,613,812	3,583,614
3.000%, 10/15/2042 to 09/20/2046		6,797,116	6,877,692
3.500%, 06/20/2032 to 05/20/2043		17,615,086	18,273,608
4.000%, 02/15/2041 to 08/20/2047		31,855,482	33,296,233
4.500%, 01/15/2019 to 10/20/2047		21,078,582	22,246,696
5.000%, 01/15/2019 to 10/20/2047		5,495,769	5,921,930
5.500%, 02/15/2029 to 06/20/2044		3,099,372	3,450,615
6.000%, 01/15/2018 to 04/20/2039		947,373	1,078,082
6.500%, 05/15/2024 to 09/15/2038		836,211	960,096
7.000%, 12/20/2023 to 12/15/2034		435,852	503,802
9.250%, 11/15/2019 to 12/15/2019		571	603
9.750%, 02/15/2021		1,066	1,163
10.250%, 11/15/2020		638	695
			338,075,050
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $548,720,264)			$549,957,500

FOREIGN GOVERNMENT OBLIGATIONS – 1.2%
Bermuda – 0.1%
Government of Bermuda
4.138%, 01/03/2023 (D)		1,410,000	1,478,554
4.854%, 02/06/2024 (D)		515,000	557,554
			2,036,108
Brazil – 0.2%
Federative Republic of Brazil
10.000%, 01/01/2023	BRL	11,060,000	3,374,889
Indonesia – 0.1%
Perusahaan Penerbit SBSN Indonesia III
4.350%, 09/10/2024		$705,000	743,705
Israel – 0.2%
Government of Israel
1.750%, 08/31/2025	ILS	7,295,000	2,165,240

New Income Trust (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico – 0.3%
Government of Mexico
4.125%, 01/21/2026		$1,590,000	$1,657,575
10.000%, 12/05/2024	MXN	44,705,000	2,562,776
			4,220,351
Peru – 0.2%
Republic of Peru
6.150%, 08/12/2032 (D)	PEN	8,340,000	2,732,948
South Africa – 0.1%
Republic of South Africa
4.875%, 04/14/2026		$1,340,000	1,369,560
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost
$16,726,449)			$16,642,801

CORPORATE BONDS – 34.3%
Consumer discretionary – 3.3%
Altice Finco SA
7.625%, 02/15/2025 (D)		675,000	686,813
Altice Luxembourg SA
7.625%, 02/15/2025 (D)		2,175,000	2,082,563
Amazon.com, Inc.
3.875%, 08/22/2037 (D)		2,820,000	2,990,030
4.050%, 08/22/2047 (D)		1,875,000	2,018,751
Charter Communications Operating LLC
4.908%, 07/23/2025		1,535,000	1,631,621
Comcast Corp.
3.300%, 02/01/2027		2,780,000	2,835,368
CSC Holdings LLC
10.875%, 10/15/2025 (D)		504,000	598,500
Expedia, Inc.
5.000%, 02/15/2026		3,520,000	3,762,059
General Motors Company (3 month
LIBOR + 0.800%) 2.192%,
08/07/2020 (B)		1,415,000	1,423,473
INVISTA Finance LLC
4.250%, 10/15/2019 (D)		885,000	896,151
Omnicom Group, Inc.
3.600%, 04/15/2026		2,000,000	2,022,841
3.650%, 11/01/2024		2,815,000	2,888,059
O’Reilly Automotive, Inc.
4.875%, 01/14/2021		3,970,000	4,215,469
QVC, Inc.
4.375%, 03/15/2023		2,300,000	2,358,180
5.125%, 07/02/2022		975,000	1,031,054
Scientific Games International, Inc.
10.000%, 12/01/2022		725,000	795,688
Tesla, Inc.
5.300%, 08/15/2025 (D)		1,405,000	1,341,775
The Interpublic Group of
Companies, Inc.
3.750%, 02/15/2023		1,615,000	1,661,096
4.000%, 03/15/2022		2,365,000	2,444,122
4.200%, 04/15/2024		1,115,000	1,169,239
The Priceline Group, Inc.
3.550%, 03/15/2028		690,000	683,273
3.600%, 06/01/2026		1,500,000	1,506,035
3.650%, 03/15/2025		2,135,000	2,169,470
Time Warner Cable LLC
6.550%, 05/01/2037		950,000	1,116,550
6.750%, 06/15/2039		1,740,000	2,086,371
Virgin Media Secured Finance PLC
5.500%, 08/15/2026 (D)		200,000	205,000
			46,619,551

The accompanying notes are an integral part of the financial statements.	80

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer staples – 0.9%
Anheuser-Busch InBev Finance, Inc.
4.900%, 02/01/2046	$6,200,000	$7,179,343
B&G Foods, Inc.
5.250%, 04/01/2025	585,000	595,033
New Albertson’s, Inc.
7.450%, 08/01/2029	150,000	130,875
Post Holdings, Inc.
5.625%, 01/15/2028 (D)	505,000	506,894
Reynolds American, Inc.
4.000%, 06/12/2022	1,125,000	1,175,287
4.450%, 06/12/2025	1,830,000	1,950,787
5.850%, 08/15/2045	1,005,000	1,253,969
		12,792,188
Energy – 3.0%
APT Pipelines, Ltd.
3.875%, 10/11/2022 (D)	1,125,000	1,155,834
Boardwalk Pipelines LP
4.450%, 07/15/2027	540,000	549,207
4.950%, 12/15/2024	1,925,000	2,061,787
5.950%, 06/01/2026	1,945,000	2,169,017
Cenovus Energy, Inc.
4.250%, 04/15/2027 (E)	350,000	349,059
5.400%, 06/15/2047 (E)	2,365,000	2,486,703
Cheniere Corpus Christi Holdings LLC
5.875%, 03/31/2025	200,000	216,750
Concho Resources, Inc.
3.750%, 10/01/2027	675,000	683,613
Enbridge Energy Partners LP
7.375%, 10/15/2045	1,040,000	1,380,868
Enbridge, Inc. (6.000% to 1-15-27, then
3 month LIBOR + 3.890%)
01/15/2077	1,710,000	1,778,400
Energy Transfer Equity LP
5.500%, 06/01/2027	505,000	515,100
Hess Corp.
4.300%, 04/01/2027	3,115,000	3,121,775
5.800%, 04/01/2047	1,640,000	1,823,489
Pertamina Persero PT
6.450%, 05/30/2044 (D)	1,055,000	1,263,337
Petroleos Mexicanos
4.875%, 01/24/2022	1,725,000	1,797,881
5.375%, 03/13/2022 (D)	415,000	439,900
5.500%, 01/21/2021	910,000	965,510
6.375%, 02/04/2021 (E)	1,610,000	1,750,070
Plains All American Pipeline LP
2.850%, 01/31/2023	330,000	315,724
4.500%, 12/15/2026	170,000	172,284
4.650%, 10/15/2025	725,000	746,933
Sabine Pass Liquefaction LLC
4.200%, 03/15/2028	2,935,000	2,968,709
5.000%, 03/15/2027	3,270,000	3,508,045
5.750%, 05/15/2024	750,000	833,451
5.875%, 06/30/2026	1,135,000	1,274,834
Seven Generations Energy, Ltd.
5.375%, 09/30/2025 (D)	430,000	434,300
Spectra Energy Partners LP
3.375%, 10/15/2026	1,475,000	1,457,263
Tallgrass Energy Partners LP
5.500%, 09/15/2024 (D)	415,000	425,894
Western Gas Partners LP
4.000%, 07/01/2022	2,535,000	2,585,841
Woodside Finance, Ltd.
3.650%, 03/05/2025 (D)	595,000	598,475
3.700%, 09/15/2026 to 03/15/2028 (D)	2,853,000	2,845,440
		42,675,493

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials – 12.0%
AerCap Ireland Capital DAC
3.650%, 07/21/2027	$5,875,000	$5,812,567
Banco Santander SA
3.500%, 04/11/2022	1,600,000	1,631,239
3.800%, 02/23/2028	2,400,000	2,393,496
Bank of America Corp.
3.248%, 10/21/2027	4,435,000	4,399,588
3.300%, 01/11/2023	13,955,000	14,273,950
4.200%, 08/26/2024	1,250,000	1,316,058
Bank of America Corp. (3.824% to
1-20-27, then 3 month LIBOR +
1.575%) 01/20/2028	4,705,000	4,865,348
Bank of America Corp. (4.244% to
4-24-37, then 3 month LIBOR +
1.814%) 04/24/2038	2,855,000	3,094,027
BBVA Bancomer SA
4.375%, 04/10/2024 (D)	2,975,000	3,101,438
BNP Paribas SA
3.800%, 01/10/2024 (D)	1,860,000	1,924,006
BNP Paribas SA (7.625% to 3-30-21,
then 5 Year U.S. Swap Rate +
6.314%) 03/30/2021 (D)(F)	1,255,000	1,380,500
BPCE SA
3.000%, 05/22/2022 (D)	2,940,000	2,938,371
Capital One Bank USA NA
3.375%, 02/15/2023	4,218,000	4,259,023
Citigroup, Inc.
3.200%, 10/21/2026	4,840,000	4,800,841
Citigroup, Inc. (2.876% to 7-24-22, then
3 month LIBOR + 0.950%)
07/24/2023	2,785,000	2,770,686
Citigroup, Inc. (3.887% to 1-10-27, then
3 month LIBOR + 1.563%)
01/10/2028	3,340,000	3,456,208
CNA Financial Corp.
5.875%, 08/15/2020	2,665,000	2,882,468
Credit Agricole SA
3.250%, 10/04/2024 (D)	2,410,000	2,393,237
Credit Agricole SA (6.625% to 9-23-19,
then 5 Year U.S. Swap Rate +
4.697%) 09/23/2019 (D)(F)	650,000	674,375
Discover Financial Services
3.750%, 03/04/2025	1,385,000	1,393,833
4.100%, 02/09/2027	2,515,000	2,575,493
HSBC Holdings PLC
2.650%, 01/05/2022	1,160,000	1,152,167
2.950%, 05/25/2021	1,735,000	1,746,751
HSBC Holdings PLC (6.375% to
3-30-25, then 5 Year U.S. ISDAFIX +
4.368%) 03/30/2025 (F)	2,425,000	2,606,875
ING Bank NV
5.800%, 09/25/2023 (D)	3,395,000	3,809,416
JPMorgan Chase & Co.
2.950%, 10/01/2026	2,650,000	2,602,206
3.200%, 06/15/2026	790,000	789,363
3.300%, 04/01/2026	1,010,000	1,017,701
3.900%, 07/15/2025	610,000	639,340
JPMorgan Chase & Co. (3 month
LIBOR + 1.230%) 2.595%,
10/24/2023 (B)	6,895,000	7,073,520
JPMorgan Chase & Co. (3.540% to
5-1-27, then 3 month LIBOR +
1.380%) 05/01/2028	3,775,000	3,839,366

The accompanying notes are an integral part of the financial statements.	81

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Co. (3.782% to
2-1-27, then 3 month LIBOR +
1.337%) 02/01/2028	$960,000	$994,520
JPMorgan Chase & Co. (3.882% to
7-24-37, then 3 month LIBOR +
1.360%) 07/24/2038	3,510,000	3,623,069
Liberty Mutual Group, Inc.
4.850%, 08/01/2044 (D)	3,530,000	3,919,807
Marsh & McLennan Companies, Inc.
4.350%, 01/30/2047	530,000	586,517
Morgan Stanley
3.125%, 07/27/2026	975,000	961,408
3.625%, 01/20/2027	2,940,000	3,008,106
3.700%, 10/23/2024	615,000	635,356
3.750%, 02/25/2023	8,280,000	8,579,846
4.875%, 11/01/2022	3,850,000	4,145,218
Morgan Stanley (3.971% to 7-22-37,
then 3 month LIBOR + 1.455%)
07/22/2038	1,580,000	1,634,840
Principal Financial Group, Inc. (4.700%
to 5-15-20, then 3 month LIBOR +
3.044%) 05/15/2055	2,290,000	2,344,960
Quicken Loans, Inc.
5.750%, 05/01/2025 (D)	875,000	905,634
Reinsurance Group of America, Inc.
4.700%, 09/15/2023	3,360,000	3,603,731
6.450%, 11/15/2019	705,000	754,685
Santander UK Group Holdings PLC
2.875%, 10/16/2020	605,000	607,000
Societe Generale SA (7.375% to 9-13-21,
then 5 Year U.S. Swap Rate +
6.238%) 09/13/2021 (D)(F)	1,280,000	1,387,264
The Goldman Sachs Group, Inc.
3.000%, 04/26/2022	4,315,000	4,331,501
3.500%, 11/16/2026	2,360,000	2,373,218
5.750%, 01/24/2022	3,655,000	4,052,324
The Goldman Sachs Group, Inc. (3.691%
to 6-5-27, then 3 month LIBOR +
1.510%) 06/05/2028	2,715,000	2,753,451
The Royal Bank of Scotland Group PLC
3.875%, 09/12/2023	1,927,000	1,959,344
The Royal Bank of Scotland Group PLC
(3.498% to 5-15-22, then 3 month
LIBOR + 1.480%) 05/15/2023	885,000	886,929
Thomson Reuters Corp.
3.350%, 05/15/2026	690,000	686,533
Trinity Acquisition PLC
3.500%, 09/15/2021	505,000	514,795
UBS Group AG (7.125% to 2-19-20,
then 5 Year U.S. Swap Rate +
5.464%) 02/19/2020 (F)	990,000	1,051,182
UBS Group Funding Switzerland AG
4.125%, 09/24/2025 (D)	3,290,000	3,451,863
UniCredit SpA
3.750%, 04/12/2022 (D)	1,075,000	1,093,676
4.625%, 04/12/2027 (D)	2,610,000	2,753,047
Unum Group
5.625%, 09/15/2020	1,040,000	1,119,529
Wells Fargo & Company (3 month
LIBOR + 1.110%) 2.475%,
01/24/2023 (B)	960,000	979,073
Wells Fargo & Company (3.584% to
5-22-27, then 3 month LIBOR +
1.310%) 05/22/2028	3,265,000	3,327,556

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Willis North America, Inc.
3.600%, 05/15/2024	$2,215,000	$2,251,301
		168,890,740
Health care – 2.8%
AbbVie, Inc.
3.200%, 05/14/2026	285,000	284,081
3.600%, 05/14/2025	1,095,000	1,125,484
4.450%, 05/14/2046	3,615,000	3,925,918
Anthem, Inc.
3.500%, 08/15/2024	3,250,000	3,312,809
3.650%, 12/01/2027	840,000	855,980
4.650%, 01/15/2043	980,000	1,073,683
Becton, Dickinson and Company
3.363%, 06/06/2024	1,890,000	1,894,875
3.700%, 06/06/2027	2,465,000	2,483,300
3.734%, 12/15/2024	970,000	993,255
4.669%, 06/06/2047	2,225,000	2,406,838
Celgene Corp.
3.625%, 05/15/2024	3,880,000	3,989,556
3.875%, 08/15/2025	1,115,000	1,153,851
4.350%, 11/15/2047	1,375,000	1,426,922
Centene Corp.
6.125%, 02/15/2024	500,000	528,750
Express Scripts Holding Company
4.500%, 02/25/2026	1,604,000	1,701,760
4.800%, 07/15/2046	1,025,000	1,089,428
Humana, Inc.
3.850%, 10/01/2024	1,155,000	1,201,026
Kaiser Foundation Hospitals
3.500%, 04/01/2022	2,455,000	2,527,001
Novant Health, Inc.
5.850%, 11/01/2019	1,445,000	1,534,870
Shire Acquisitions Investments Ireland
DAC
3.200%, 09/23/2026	2,085,000	2,038,050
Tenet Healthcare Corp.
7.500%, 01/01/2022 (D)	650,000	682,500
Teva Pharmaceutical Finance
Netherlands III BV
2.200%, 07/21/2021	3,535,000	3,228,787
		39,458,724
Industrials – 2.5%
Air Lease Corp.
2.750%, 01/15/2023	1,340,000	1,320,243
3.625%, 12/01/2027	2,790,000	2,787,912
American Airlines 2013-1 Class A Pass
Through Trust
4.000%, 01/15/2027	2,959,849	3,037,397
American Airlines 2014-1 Class B Pass
Through Trust
4.375%, 04/01/2024	225,037	229,846
American Airlines 2015-1 Class B Pass
Through Trust
3.700%, 11/01/2024	442,994	441,886
American Airlines 2016-1 Class AA Pass
Through Trust
3.575%, 07/15/2029	437,733	445,656
American Airlines 2016-2 Class A Pass
Through Trust
3.650%, 12/15/2029	693,936	703,825
American Airlines 2017-1 Class B Pass
Through Trust
4.950%, 08/15/2026	920,000	964,252

The accompanying notes are an integral part of the financial statements.	82

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
American Airlines 2017-2 Class AA Pass
Through Trust
3.350%, 04/15/2031	$695,000	$700,685
CCCI Treasure, Ltd. (3.500% to 4-21-20,
then 5 Year CMT + 7.192%)
04/21/2020 (F)	710,000	708,088
Continental Airlines 2010-1 Class A Pass
Through Trust
4.750%, 07/12/2022	641,279	671,534
Continental Airlines 2012-1 Class A Pass
Through Trust
4.150%, 10/11/2025	895,293	935,581
CRCC Yupeng, Ltd. (3.950% to 8-1-19,
then 5 Year CMT + 7.251%)
08/01/2019 (F)	1,800,000	1,812,442
Delta Air Lines 2010-2 Class A Pass
Through Trust
4.950%, 11/23/2020	374,171	383,974
Delta Air Lines 2011-1 Class A Pass
Through Trust
5.300%, 10/15/2020	284,857	294,457
Delta Air Lines, Inc.
2.875%, 03/13/2020	2,110,000	2,124,049
3.625%, 03/15/2022	1,515,000	1,537,199
GATX Corp.
2.600%, 03/30/2020	880,000	879,725
Heathrow Funding, Ltd.
4.875%, 07/15/2023 (D)	2,585,000	2,759,356
HPHT Finance 15, Ltd.
2.250%, 03/17/2018 (D)	1,217,000	1,216,148
Lockheed Martin Corp.
3.550%, 01/15/2026	1,960,000	2,034,708
3.600%, 03/01/2035	660,000	664,855
United Airlines 2014-2 Class B Pass
Through Trust
4.625%, 03/03/2024	3,492,005	3,591,876
US Airways 2012-2 Class A Pass
Through Trust
4.625%, 12/03/2026	2,085,895	2,214,177
US Airways 2013-1 Class A Pass
Through Trust
3.950%, 05/15/2027	2,267,836	2,363,085
		34,822,956
Information technology – 2.9%
Activision Blizzard, Inc.
4.500%, 06/15/2047	2,835,000	2,976,997
Alibaba Group Holding, Ltd.
3.400%, 12/06/2027	1,095,000	1,094,387
4.000%, 12/06/2037	285,000	294,711
Apple, Inc.
3.000%, 02/09/2024	8,230,000	8,332,744
3.200%, 05/11/2027	4,980,000	5,041,790
4.250%, 02/09/2047	425,000	471,822
Avnet, Inc.
4.625%, 04/15/2026	840,000	866,142
4.875%, 12/01/2022	1,535,000	1,631,608
Baidu, Inc.
2.875%, 07/06/2022	1,095,000	1,082,425
Harris Corp.
4.854%, 04/27/2035	515,000	575,181
Keysight Technologies, Inc.
4.550%, 10/30/2024	3,085,000	3,272,219
4.600%, 04/06/2027	280,000	294,619
Match Group, Inc.
5.000%, 12/15/2027 (D)	175,000	177,625

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Microsoft Corp.
4.100%, 02/06/2037	$9,105,000	$10,158,276
Vantiv LLC
4.375%, 11/15/2025 (D)	205,000	207,599
Veritas US, Inc.
7.500%, 02/01/2023 (D)	800,000	838,000
Visa, Inc.
4.300%, 12/14/2045	2,475,000	2,813,744
Western Digital Corp.
10.500%, 04/01/2024	255,000	295,481
		40,425,370
Materials – 1.1%
Arconic, Inc.
5.870%, 02/23/2022	1,210,000	1,309,825
6.150%, 08/15/2020	2,457,000	2,641,521
Boral Finance Pty, Ltd.
3.000%, 11/01/2022 (D)	190,000	188,312
3.750%, 05/01/2028 (D)	1,183,000	1,191,402
Celulosa Arauco y Constitucion SA
3.875%, 11/02/2027 (D)	965,000	958,390
5.500%, 11/02/2047 (D)	265,000	275,600
Corp. Nacional del Cobre de Chile
3.625%, 08/01/2027 (D)	585,000	585,743
CVR Partners LP
9.250%, 06/15/2023 (D)	650,000	699,563
Equate Petrochemical BV
4.250%, 11/03/2026	2,000,000	2,032,828
Freeport-McMoRan, Inc.
5.400%, 11/14/2034	805,000	819,088
Koppers, Inc.
6.000%, 02/15/2025 (D)	135,000	143,100
Martin Marietta Materials, Inc.
4.250%, 07/02/2024 to 12/15/2047	2,135,000	2,172,393
OCP SA
5.625%, 04/25/2024	410,000	438,880
Vulcan Materials Company
4.500%, 06/15/2047	1,920,000	1,958,565
		15,415,210
Real estate – 2.2%
Alexandria Real Estate Equities, Inc.
3.450%, 04/30/2025	1,600,000	1,594,292
3.950%, 01/15/2028	2,055,000	2,097,744
American Campus Communities
Operating Partnership LP
3.625%, 11/15/2027	725,000	716,819
Boston Properties LP
2.750%, 10/01/2026	2,435,000	2,296,438
3.650%, 02/01/2026	1,090,000	1,107,040
Brixmor Operating Partnership LP
3.850%, 02/01/2025	680,000	678,941
3.900%, 03/15/2027	2,515,000	2,489,009
4.125%, 06/15/2026	2,885,000	2,909,055
Crown Castle International Corp.
4.750%, 05/15/2047	1,520,000	1,598,681
Crown Castle Towers LLC
3.222%, 05/15/2042 (D)	205,000	207,056
3.663%, 05/15/2025 (D)	2,200,000	2,237,598
6.113%, 01/15/2040 (D)	3,988,000	4,203,214
MPT Operating Partnership LP
5.000%, 10/15/2027	2,855,000	2,908,531
5.250%, 08/01/2026	30,000	31,050
Regency Centers LP
3.600%, 02/01/2027	700,000	700,440

The accompanying notes are an integral part of the financial statements.	83

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
VEREIT Operating Partnership LP
3.950%, 08/15/2027	$1,159,000	$1,145,421
4.600%, 02/06/2024	1,715,000	1,793,020
4.875%, 06/01/2026	1,775,000	1,877,997
		30,592,346
Telecommunication services – 1.6%
GTP Acquisition Partners I LLC
2.350%, 06/15/2020 (D)	2,870,000	2,845,467
SBA Tower Trust
2.898%, 10/15/2044 (D)	1,650,000	1,653,919
3.168%, 04/09/2047 (D)	2,105,000	2,095,143
3.598%, 04/09/2043 (D)	3,575,000	3,573,335
3.869%, 10/15/2049 (D)	2,895,000	2,919,135
Verizon Communications, Inc.
4.272%, 01/15/2036	5,495,000	5,462,644
4.862%, 08/21/2046	1,220,000	1,269,674
5.250%, 03/16/2037	1,989,000	2,185,759
		22,005,076
Utilities – 2.0%
Broadcom Corp.
3.000%, 01/15/2022 (D)	2,070,000	2,052,230
3.625%, 01/15/2024 (D)	3,060,000	3,042,194
3.875%, 01/15/2027 (D)	570,000	560,751
Enel Americas SA
4.000%, 10/25/2026	2,000,000	2,030,540
Enel Finance International NV
3.625%, 05/25/2027 (D)	3,475,000	3,451,597
4.750%, 05/25/2047 (D)	2,060,000	2,228,486
FirstEnergy Corp.
3.900%, 07/15/2027	2,230,000	2,284,308
FirstEnergy Transmission LLC
4.350%, 01/15/2025 (D)	3,065,000	3,232,795
NiSource Finance Corp.
4.375%, 05/15/2047	1,905,000	2,086,060
NRG Energy, Inc.
7.250%, 05/15/2026	435,000	473,602
Perusahaan Gas Negara Persero Tbk
5.125%, 05/16/2024	1,900,000	2,041,694
State Grid Overseas Investment 2016,
Ltd.
2.750%, 05/04/2022 (D)	3,440,000	3,408,829
The Southern Company
3.250%, 07/01/2026	1,095,000	1,073,601
		27,966,687
TOTAL CORPORATE BONDS (Cost
$468,009,507)		$481,664,341

MUNICIPAL BONDS – 1.4%
Chicago O’Hare International Airport
(Illinois)
6.395%, 01/01/2040	1,925,000	2,686,877
Denver City & County School District
No. 1 (Colorado)
4.242%, 12/15/2037	1,575,000	1,671,721
District of Columbia
5.591%, 12/01/2034	375,000	463,459
Florida Hurricane Catastrophe Fund
Finance Corp., Series A
2.995%, 07/01/2020	1,760,000	1,783,038
Florida State Board of Administration
Finance Corp.
2.163%, 07/01/2019	1,180,000	1,177,451
JobsOhio Beverage System
4.532%, 01/01/2035	1,400,000	1,567,076

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
MUNICIPAL BONDS (continued)
Los Angeles Department of Airports
(California)
7.053%, 05/15/2040	$1,230,000	$1,769,773
Maryland State Transportation Authority
5.888%, 07/01/2043	1,070,000	1,427,369
New York City Municipal Water Finance
Authority
5.952%, 06/15/2042	840,000	1,173,656
North Carolina Eastern Municipal Power
Agency
2.003%, 07/01/2018	60,000	60,020
Port Authority of New York & New
Jersey
4.458%, 10/01/2062	2,225,000	2,569,274
South Carolina State Public Service
Authority
4.322%, 12/01/2027	1,705,000	1,770,506
State of Oregon
5.892%, 06/01/2027	60,000	72,161
University of California
4.131%, 05/15/2045	495,000	523,606
Virginia Commonwealth Transportation
Board
5.350%, 05/15/2035	515,000	617,315
TOTAL MUNICIPAL BONDS (Cost $16,467,826)		$19,333,302

TERM LOANS (G) – 2.7%
Consumer discretionary – 0.5%
Altice Financing SA (3 month LIBOR +
2.750%) 4.109%, 07/15/2025	1,393,000	1,362,647
Altice US Finance I Corp. (1 month
LIBOR + 2.250%) 3.819%,
07/28/2025	835,800	831,797
American Axle & Manufacturing, Inc. (1
and 3 month LIBOR + 2.250%)
3.713%, 04/06/2024	684,575	686,718
Caesars Resort Collection LLC (3 month
LIBOR + 2.750%) 4.336%,
12/22/2024	690,000	692,712
CSC Holdings LLC (1 month LIBOR +
2.250%) 3.741%, 07/17/2025	705,000	701,694
Radiate Holdco LLC
02/01/2024 TBD (H)	695,000	687,397
Radiate Holdco LLC (1 month LIBOR +
3.000%) 4.569%, 02/01/2024	679,863	674,158
Scientific Games International, Inc. (1
and 2 month LIBOR + 3.250%)
4.704%, 08/14/2024	1,088,256	1,096,418
WideOpenWest Finance LLC (1 month
LIBOR + 3.250%) 4.751%,
08/18/2023	698,250	691,051
		7,424,592
Consumer staples – 0.1%
Post Holdings, Inc. (1 month LIBOR +
2.250%) 3.820%, 05/24/2024	776,100	778,459
Reynolds Group Holdings, Inc. (1 month
LIBOR + 2.750%) 4.319%,
02/05/2023	967,557	971,572
		1,750,031
Financials – 0.3%
Asurion LLC (1 month LIBOR +
2.750%) 4.319%, 08/04/2022	684,297	687,397
Asurion LLC (1 month LIBOR +
3.000%) 4.569%, 11/03/2023	1,834,507	1,842,543
Asurion LLC (1 month LIBOR +
6.000%) 7.569%, 08/04/2025	605,000	621,069

The accompanying notes are an integral part of the financial statements.	84

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
TERM LOANS (G) (continued)
Financials (continued)
HUB International, Ltd. (3 month
LIBOR + 3.000%) 4.413%,
10/02/2020	$828,529	$831,934
		3,982,943
Health care – 0.3%
Argon Medical Devices, Inc.
10/11/2024 TBD (H)	190,000	190,950
Change Healthcare Holdings LLC (1
month LIBOR + 2.750%) 4.319%,
03/01/2024	2,074,325	2,077,188
MPH Acquisition Holdings LLC (3
month LIBOR + 3.000%) 4.693%,
06/07/2023	1,217,313	1,219,005
PAREXEL International Corp. (1 month
LIBOR + 3.000%) 4.569%,
09/27/2024	438,900	440,638
Valeant Pharmaceuticals
International, Inc. (1 month LIBOR +
3.500%) 4.940%, 04/01/2022	704,660	714,187
		4,641,968
Industrials – 0.3%
Avolon TLB Borrower 1 US LLC (1
month LIBOR + 2.250%) 3.751%,
04/03/2022	1,113,777	1,104,833
C.H.I. Overhead Doors, Inc. (3 month
LIBOR + 3.250%) 4.943%,
07/29/2022	1,375,347	1,374,495
Columbus McKinnon Corp. (3 month
LIBOR + 3.000%) 4.333%,
01/31/2024	193,038	194,244
StandardAero Aviation Holdings, Inc. (1
month LIBOR + 3.750%) 5.320%,
07/07/2022	653,329	657,687
Wrangler Buyer Corp. (1 month LIBOR
+ 3.000%) 4.569%, 09/27/2024	285,000	286,627
		3,617,886
Information technology – 0.7%
Ancestry.com Operations, Inc. (1 month
LIBOR + 3.250%) 4.660%,
10/19/2023	881,020	884,597
First Data Corp. (1 month LIBOR +
2.250%) 3.802%, 04/26/2024	1,266,040	1,266,268
Hyland Software, Inc. (1 month LIBOR
+ 3.250%) 4.819%, 07/01/2022	388,045	390,230
Kronos, Inc. (3 month LIBOR +
3.500%) 4.903%, 11/01/2023	2,481,824	2,497,186
MA FinanceCo LLC (1 month LIBOR +
2.750%) 4.319%, 06/21/2024	89,640	89,640
MH Sub I LLC (3 month LIBOR +
3.750%) 5.338%, 09/13/2024	628,425	629,839
Seattle Spinco, Inc. (1 month LIBOR +
2.750%) 4.319%, 06/21/2024	605,360	605,360
Uber Technologies, Inc. (1 month
LIBOR + 4.000%) 5.552%,
07/13/2023	2,073,750	2,083,600
Vantiv LLC
03/31/2025 TBD (H)	180,000	180,751
Vantiv LLC (1 month LIBOR + 2.000%)
3.477%, 08/07/2024	640,000	642,931
Western Digital Corp. (1 month LIBOR
+ 2.000%) 3.569%, 04/29/2023	692,042	694,291
		9,964,693

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
TERM LOANS (G) (continued)
Materials – 0.2%
BWAY Corp. (3 month LIBOR +
3.250%) 4.599%, 04/03/2024	$1,114,400	$1,118,378
Encapsys LLC (1 month LIBOR +
3.250%) 4.819%, 11/07/2024	430,000	431,346
HB Fuller Company (1 month LIBOR +
2.250%) 3.751%, 10/20/2024	399,000	400,053
Kloeckner Pentaplast of America, Inc. (3
month LIBOR + 4.250%) 5.943%,
06/30/2022	703,238	709,391
		2,659,168
Telecommunication services – 0.2%
CenturyLink, Inc. (1 month LIBOR +
2.750%) 4.319%, 01/31/2025	705,000	679,225
Cyxtera DC Holdings, Inc. (3 month
LIBOR + 3.000%) 4.380%,
05/01/2024	218,900	220,132
Intelsat Jackson Holdings SA (3 month
LIBOR + 2.750%) 4.212%,
06/30/2019	1,408,377	1,403,752
		2,303,109
Utilities – 0.1%
Energy Future Intermediate Holding
Company LLC (1 month LIBOR +
3.000%) 4.567%, 06/30/2018	750,000	751,605
Exgen Renewables IV LLC (3 month
LIBOR + 3.000%) 4.468%,
11/28/2024	505,000	510,050
Vistra Operations Company LLC (1 and
3 month LIBOR + 2.500%) 4.021%,
08/04/2023	565,451	568,278
Vistra Operations Company LLC (3
month LIBOR + 2.500%) 3.834%,
08/04/2023	100,204	100,705
		1,930,638
TOTAL TERM LOANS (Cost $38,248,732)		$38,275,028

COLLATERALIZED MORTGAGE
OBLIGATIONS – 6.9%
Commercial and residential – 4.5%
225 Liberty Street Trust
Series 2016-225L, Class A
3.597%, 02/10/2036 (D)	705,000	725,953
280 Park Avenue Mortgage Trust
Series 2015-280P, Class A (1 month
LIBOR + 0.880%),
2.357%, 09/15/2034 (B)(D)	2,130,000	2,132,652
Series 2015-280P, Class B (1 month
LIBOR + 1.080%),
2.557%, 09/15/2034 (B)(D)	850,000	855,383
Alternative Loan Trust
Series 2005-61, Class 2A2 (1 month
LIBOR + 0.380%)
1.932%, 12/25/2035 (B)	177,093	150,678
Atrium Hotel Portfolio Trust
Series 2017-ATRM, Class A (1 month
LIBOR + 0.930%,
2.408%, 11/15/2019 (B)(D)	2,275,000	2,284,889
Series 2017-ATRM, Class B (1 month
LIBOR + 1.500%),
2.978%, 11/15/2019 (B)(D)	795,000	795,153
Banc of America Funding Trust
Series 2005-A, Class 5A1 (1 month
LIBOR + 0.300%)
1.583%, 02/20/2035 (B)	103,156	102,531

The accompanying notes are an integral part of the financial statements.	85

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
Banc of America Mortgage
Securities Trust
Series 2004-A, Class 2A2,
3.594%, 02/25/2034 (I)	$14,651	$14,620
Series 2004-D, Class 2A2,
3.686%, 05/25/2034 (I)	6,674	6,724
Series 2004-H, Class 2A2,
3.606%, 09/25/2034 (I)	24,579	24,292
Series 2004-I, Class 3A2,
3.773%, 10/25/2034 (I)	4,292	4,333
Series 2005-J, Class 3A1,
4.001%, 11/25/2035 (I)	423,531	436,671
BANK
Series 2017-BNK5, Class D,
3.078%, 06/15/2060 (D)(I)	700,000	555,475
Series 2017-BNK8, Class B,
3.931%, 11/15/2050	830,000	849,981
Bear Stearns ALT-A Trust
Series 2005-8, Class 12A1 (1 month
LIBOR + 0.540%)
2.092%, 10/25/2035 (B)	1,260,008	1,216,626
BX Trust
Series 2017-IMC, Class D (1 month
LIBOR + 2.250%)
3.500%, 10/15/2032 (B)(D)	1,050,000	1,051,315
Citigroup Commercial Mortgage Trust
Series 2015-GC27, Class AS,
3.571%, 02/10/2048	430,000	433,121
Series 2015-GC33, Class AS,
4.114%, 09/10/2058	350,000	365,526
Series 2017-P7, Class AS,
3.915%, 04/14/2050	1,820,000	1,880,113
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank AG)
Series 2014-CR20, Class AM,
3.938%, 11/10/2047	1,335,000	1,377,579
Series 2014-CR21, Class A3,
3.528%, 12/10/2047	7,265,000	7,498,774
Series 2014-UBS4, Class C,
4.625%, 08/10/2047 (I)	500,000	502,797
Series 2015-CR26, Class A4,
3.630%, 10/10/2048	1,150,000	1,196,988
Series 2015-CR26, Class AM,
4.085%, 10/10/2048 (I)	1,340,000	1,402,175
Series 2015-LC21, Class B,
4.310%, 07/10/2048 (I)	1,630,000	1,664,425
Series 2016-CR28, Class AHR,
3.651%, 02/10/2049	993,099	1,027,000
Series 2017-PANW, Class B,
3.413%, 10/10/2029 (D)(I)	990,000	995,064
Commercial Mortgage Trust (Deutsche
Bank AG)
Series 2014-TWC, Class A (1 month
LIBOR + 0.850%)
2.282%, 02/13/2032 (B)(D)	2,135,000	2,136,977
Commercial Mortgage Trust (Deutsche
Bank AG/Jefferies & Company)
Series 2015-PC1, Class B
4.441%, 07/10/2050 (I)	825,000	842,576
Credit Suisse Commercial
Mortgage Trust
Series 2015-GLPB, Class A,
3.639%, 11/15/2034 (D)	1,335,000	1,389,000

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
Credit Suisse Commercial
Mortgage Trust (continued)
Series 2015-GLPB, Class B,
3.811%, 11/15/2034 (D)(I)	$1,490,000	$1,544,409
CSAIL Commercial Mortgage Trust
Series 2015-C3, Class A4,
3.718%, 08/15/2048	1,015,000	1,055,394
Series 2016-C6, Class A5,
3.090%, 01/15/2049	695,000	692,720
Deephaven Residential Mortgage Trust
Series 2017-3A, Class A1
2.577%, 10/25/2047 (D)(I)	778,175	778,127
Deutsche Alt-A Securities, Inc. Mortgage
Loan Trust
Series 2005-2, Class 1A1 (1 month
LIBOR + 0.400%)
1.952%, 04/25/2035 (B)	688,352	637,678
DSLA Mortgage Loan Trust
Series 2004-AR1, Class A1A (1 month
LIBOR + 0.840%),
2.335%, 09/19/2044 (B)	920,289	901,872
Series 2004-AR4, Class 2A1A (1
month LIBOR + 0.360%),
1.855%, 01/19/2045 (B)	817,395	769,864
Eleven Madison Mortgage Trust
Series 2015-11MD, Class A
3.555%, 09/10/2035 (D)(I)	585,000	604,108
GMAC Mortgage Corp. Loan Trust
Series 2005-AR3, Class 5A1
3.797%, 06/19/2035 (I)	111,960	109,110
Great Wolf Trust
Series 2017, Class A (1 month LIBOR
+ 0.850%),
2.477%, 09/15/2034 (B)(D)	2,535,000	2,544,316
Series 2017, Class B (1 month LIBOR
+ 1.100%),
2.677%, 09/15/2034 (B)(D)	1,310,000	1,310,008
GS Mortgage Securities Trust
Series 2015-GC34, Class AS
3.911%, 10/10/2048	455,000	470,862
GS Mortgage-Backed Securities Trust
Series 2014-EB1A, Class 2A1
2.467%, 07/25/2044 (D)(I)	419,615	415,152
Hospitality Mortgage Trust
Series 2017-HIT, Class A (1 month
LIBOR + 0.850%)
2.094%, 05/08/2030 (B)(D)	470,000	470,587
JPMBB Commercial Mortgage Securities
Trust
Series 2014-C24, Class A5
3.639%, 11/15/2047	625,000	649,650
JPMorgan Alternative Loan Trust
Series 2007-A2, Class 12A3 (1 month
LIBOR + 0.190%)
1.519%, 06/25/2037 (B)	238,786	238,753
JPMorgan Chase Commercial Mortgage
Securities Trust
Series 2016-JP3, Class B,
3.397%, 08/15/2049 (I)	660,000	642,371
Series 2016-NINE, Class B,
2.854%, 10/06/2038 (D)(I)	1,385,000	1,327,711

The accompanying notes are an integral part of the financial statements.	86

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
LB-UBS Commercial Mortgage Trust
Series 2008-C1, Class A2
6.319%, 04/15/2041 (I)	$613,004	$614,047
Morgan Stanley Bank of America Merrill
Lynch Trust
Series 2014-C17, Class B,
4.464%, 08/15/2047 (I)	670,000	693,756
Series 2014-C18, Class 300B,
3.996%, 08/15/2031	2,285,000	2,346,762
Series 2015-C24, Class AS,
4.036%, 05/15/2048 (I)	270,000	279,944
Series 2015-C24, Class B,
4.351%, 05/15/2048 (I)	490,000	497,201
Series 2017-C34, Class C,
4.187%, 11/15/2052 (I)	660,000	662,131
Morgan Stanley Capital I Trust
Series 2015-MS1, Class AS,
4.030%, 05/15/2048 (I)	195,000	202,098
Series 2017-H1, Class C,
4.281%, 06/15/2050 (I)	760,000	768,713
Seasoned Credit Risk Transfer Trust
Series 2017-2, Class M1
4.000%, 08/25/2056 (D)(I)	765,000	747,309
Vendee Mortgage Trust
Series 1996-3, Class 4
9.793%, 03/15/2025 (I)	256	266
WaMu Mortgage Pass Through
Certificates
Series 2005-AR12, Class 2A1
3.361%, 09/25/2035 (I)	129,271	129,843
Wells Fargo Commercial Mortgage Trust
Series 2015-C29, Class A4,
3.637%, 06/15/2048	1,565,000	1,625,851
Series 2015-LC20, Class C,
4.056%, 04/15/2050 (I)	1,105,000	1,069,855
Series 2015-NSX2, Class C,
4.249%, 07/15/2058 (I)	300,000	285,281
Series 2015-NXS2, Class AS,
4.121%, 07/15/2058 (I)	370,000	388,068
Series 2015-NXS2, Class B,
4.249%, 07/15/2058 (I)	550,000	561,150
Wells Fargo Mortgage Backed Securities
Trust
Series 2003-O, Class 5A1
3.595%, 01/25/2034 (I)	25,061	25,728
WF-RBS Commercial Mortgage Trust
Series 2013-C18, Class A3,
3.651%, 12/15/2046	840,000	863,381
Series 2014-C19, Class B,
4.723%, 03/15/2047 (I)	351,000	368,629
Worldwide Plaza Trust
Series 2017-WWP, Class C
3.596%, 11/10/2036 (D)(I)	245,000	244,675
Worldwide Plaza Trust
Series 2017-WWP, Class A
3.526%, 11/10/2036 (D)	1,340,000	1,375,793
		62,832,564
U.S. Government Agency – 2.4%
Federal Home Loan Mortgage Corp.
Series 199, Class PO,
1.493%, 08/01/2028	855	774

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan
Mortgage Corp. (continued)
Series 2014-HQ2, Class M2 (1 month
LIBOR + 2.200%),
3.752%, 09/25/2024 (B)	$1,321,281	$1,363,268
Series 2015-DNA1, Class M2 (1
month LIBOR + 1.850%),
3.402%, 10/25/2027 (B)	2,395,000	2,453,744
Series 2015-DNA3, Class M2 (1
month LIBOR + 2.850%),
4.402%, 04/25/2028 (B)	1,082,536	1,120,359
Series 2015-HQ1, Class M2 (1 month
LIBOR + 2.200%),
3.752%, 03/25/2025 (B)	530,578	534,953
Series 2015-HQ2, Class M2 (1 month
LIBOR + 1.950%),
3.502%, 05/25/2025 (B)	1,434,856	1,468,039
Series 2016-DNA1, Class M2 (1
month LIBOR + 2.900%),
4.452%, 07/25/2028 (B)	850,000	875,931
Series 2016-DNA3, Class M2 (1
month LIBOR + 2.000%),
3.328%, 12/25/2028 (B)	625,000	635,918
Series 2016-HQA3, Class M3 (1
month LIBOR + 3.850%),
5.402%, 03/25/2029 (B)	669,000	744,936
Series 2017-DNA1, Class M2 (1
month LIBOR + 3.250%),
4.802%, 07/25/2029 (B)	390,000	417,942
Series 2017-DNA2, Class M2 (1
month LIBOR + 3.450%),
5.002%, 10/25/2029 (B)	700,000	761,471
Series 2017-HQ1, Class M1 (1 month
LIBOR + 3.550%),
5.102%, 08/25/2029 (B)	545,000	588,211
Series 2017-HQA2, Class M1 (1
month LIBOR + 0.800%),
2.352%, 12/25/2029 (B)	245,685	246,478
Series 2017-HQA2, Class M2 (1
month LIBOR + 2.650%),
4.202%, 12/25/2029 (B)	250,000	258,534
Series 2017-SC02, Class M1,
3.890%, 05/25/2047 (D)(I)	657,132	658,805
Series 4448, Class JA,
4.000%, 11/15/2036	135,000	139,648
Series 4566, Class FA (1 month
LIBOR + 0.500%),
1.977%, 04/15/2046 (B)	746,544	753,279
Series 4604, Class FH (1 month
LIBOR + 0.500%),
1.977%, 08/15/2046 (B)	112,057	113,170
Series 4614, Class FG (1 month
LIBOR + 0.500%),
1.977%, 09/15/2046 (B)	423,364	427,087
Series 4621, Class FK (1 month
LIBOR + 0.500%),
1.977%, 10/15/2046 (B)	649,013	654,876
Series 4623, Class EF (1 month
LIBOR + 0.450%),
1.927%, 10/15/2046 (B)	411,011	413,518
Series 4623, Class MF (1 month
LIBOR + 0.500%),
1.977%, 10/15/2046 (B)	395,774	399,081

The accompanying notes are an integral part of the financial statements.	87

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan
Mortgage Corp. (continued)
Series 4648, Class FA (1 month
LIBOR + 0.500%),
1.977%, 01/15/2047 (B)	$911,963	$919,731
Series 4650, Class FL (1 month
LIBOR + 0.450%),
1.927%, 01/15/2047 (B)	869,766	875,195
Series 4654, Class FK (1 month
LIBOR + 0.500%),
1.977%, 02/15/2047 (B)	555,331	560,580
Series 4661, Class GF (1 month
LIBOR + 0.450%),
1.927%, 02/15/2047 (B)	376,204	379,057
Series K025, Class A1,
1.875%, 04/25/2022	1,882,464	1,867,827
Federal National Mortgage Association
Series 2016-70, Class F (1 month
LIBOR + 0.450%),
2.002%, 10/25/2046 (B)	777,413	783,045
Series 2016-79, Class NF (1 month
LIBOR + 0.450%),
2.002%, 11/25/2046 (B)	1,623,988	1,634,827
Series 2016-84, Class FT (1 month
LIBOR + 0.500%),
2.052%, 11/25/2046 (B)	921,290	930,542
Series 2016-C01, Class 2M1 (1 month
LIBOR + 2.100%),
3.652%, 08/25/2028 (B)	1,092,368	1,098,742
Series 2016-C05, Class 2M1 (1 month
LIBOR + 1.350%),
2.902%, 01/25/2029 (B)	784,159	788,946
Series 2017-16, Class FA (1 month
LIBOR + 0.450%),
2.002%, 03/25/2047 (B)	1,754,179	1,767,247
Series 2017-C02, Class 2M1 (1 month
LIBOR + 1.150%),
2.702%, 09/25/2029 (B)	665,546	671,592
Series 2017-C02, Class 2M2 (1 month
LIBOR + 3.650%),
5.202%, 09/25/2029 (B)	1,765,000	1,909,649
Series 2017-C03, Class 1M2 (1 month
LIBOR + 3.000%),
4.552%, 10/25/2029 (B)	255,000	268,077
Series 2017-C04, Class 2M2 (1 month
LIBOR + 2.850%),
4.402%, 11/25/2029 (B)	595,000	618,537
Series 2017-C06, Class 2M2 (1 month
LIBOR + 2.800%),
4.352%, 02/25/2030 (B)	825,000	856,295
Series 2017-C07, Class 2M2 (1 month
LIBOR + 2.500%),
3.787%, 05/25/2030 (B)	1,840,000	1,894,447
Series 319, Class 2 IO,
6.500%, 02/25/2032	2,528	570
Government National
Mortgage Association
Series 2010-103, Class IN IO,
4.500%, 02/20/2039	146,363	6,968
Series 2010-92, Class PI IO,
4.500%, 11/20/2037	88,447	80
Series 2011-41 Class AI IO,
4.500%, 12/20/2039	1,766,493	83,767

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Government National
Mortgage Association (continued)
Series 2011-88, Class EI IO,
4.500%, 11/20/2039	$268,247	$15,735
Series 2012-94, Class BI IO,
4.000%, 05/20/2037	1,371,619	144,479
Series 2013-24, Class OI IO,
4.000%, 02/20/2043	1,219,465	219,705
		33,325,662
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $95,146,503)		$96,158,226

ASSET BACKED SECURITIES –
12.0%
Allegro CLO, Ltd. (3 month LIBOR +
0.840%)
Series 2015-3, Class A
2.482%, 07/25/2027 (B)(D)	1,430,000	1,430,000
Ally Auto Receivables Trust
Series 2014-1, Class C
2.040%, 12/15/2019	350,000	349,986
Series 2014-1, Class D
2.480%, 02/15/2021	345,000	345,031
Series 2015-2, Class D
3.010%, 03/15/2022 (D)	195,000	195,968
Series 2016-1, Class C
2.290%, 06/15/2021	530,000	529,584
Ally Master Owner Trust
Series 2015-3, Class A
1.630%, 05/15/2020	8,360,000	8,354,227
ALM XI, Ltd.
Series 2014-11A, Class A2AR (3
month LIBOR + 1.550%)
2.903%, 10/17/2026 (B)(D)	2,780,000	2,786,636
American Express Credit Account
Master Trust
Series 2017-5, Class B (1 month
LIBOR + 0.580%)
2.057%, 02/18/2025 (B)	1,780,000	1,783,921
Series 2017-7, Class B
2.540%, 05/15/2025	320,000	318,011
AmeriCredit Automobile
Receivables Trust
Series 2013-5, Class D
2.860%, 12/09/2019	675,000	677,664
Series 2014-2, Class C
2.180%, 06/08/2020	1,360,000	1,360,797
Series 2016-1, Class A3
1.810%, 10/08/2020	372,767	372,637
Series 2016-1, Class C
2.890%, 01/10/2022	670,000	674,674
Series 2016-2, Class C
2.870%, 11/08/2021	325,000	326,913
Series 2017-3, Class B
2.240%, 06/19/2023	285,000	282,520
Series 2017-3, Class C
2.690%, 06/19/2023	290,000	289,328
Series 2017-4, Class C
2.600%, 09/18/2023	535,000	533,238
ARI Fleet Lease Trust
Series 2017-A, Class A2
1.910%, 04/15/2026 (D)	500,000	498,883

The accompanying notes are an integral part of the financial statements.	88

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
Ascentium Equipment Receivables Trust
Series 2016-2A, Class A2
1.460%, 04/10/2019 (D)	$153,651	$153,413
Avis Budget Rental Car Funding
AESOP LLC
Series 2012-3A, Class A
2.100%, 03/20/2019 (D)	177,500	177,501
Series 2013-1A, Class B
2.620%, 09/20/2019 (D)	560,000	560,712
Series 2013-2A, Class A
2.970%, 02/20/2020 (D)	500,000	503,326
Series 2014-1A, Class A
2.460%, 07/20/2020 (D)	5,450,000	5,457,744
Series 2014-2A, Class A
2.500%, 02/20/2021 (D)	865,000	864,862
Series 2016-2A, Class A
2.720%, 11/20/2022 (D)	1,155,000	1,149,146
Babson CLO, Ltd.
Series 2013-IA, Class AR (3 month
LIBOR + 0.8000%)
2.315%, 01/20/2028 (B)(D)	1,600,000	1,599,200
BankBoston Home Equity Loan Trust
Series 1998-2, Class A6
6.640%, 12/25/2028 (I)	7,264	7,252
Barclays Dryrock Issuance Trust
Series 2014-3, Class A
2.410%, 07/15/2022	1,570,000	1,577,089
Series 2015-1, Class A
2.200%, 12/15/2022	390,000	389,615
BMW Vehicle Lease Trust
Series 2016-2, Class A4
1.570%, 02/20/2020	1,105,000	1,098,845
Capital Auto Receivables Asset Trust
Series 2013-4, Class E
3.830%, 07/20/2022 (D)	550,000	550,422
Series 2014-1, Class C
2.840%, 04/22/2019	97,287	97,343
Series 2014-1, Class D
3.390%, 07/22/2019	1,345,000	1,348,716
Series 2014-2, Class C
2.410%, 05/20/2019	15,873	15,879
Series 2015-4, Class A4
2.010%, 07/20/2020	1,640,000	1,639,500
Carlyle Global Market Strategies
CLO, Ltd.
Series 2015-1A, Class AR (3 month
LIBOR + 1.000%)
2.363%, 04/20/2027 (B)(D)	1,395,000	1,396,807
CarMax Auto Owner Trust
Series 2014-1, Class D
2.430%, 08/17/2020	1,715,000	1,717,422
Series 2016-4, Class A3
1.400%, 08/15/2021	1,565,000	1,549,215
Series 2016-4, Class C
2.260%, 07/15/2022	300,000	295,517
Series 2017-4, Class A3
2.110%, 10/17/2022	615,000	611,889
CCG Receivables Trust
Series 2016-1, Class A2
1.690%, 09/14/2022 (D)	618,751	617,407
Chase Funding Trust
Series 2002-2, Class 1M1
5.599%, 09/25/2031	319	327

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
Chase Funding Trust (continued)
Series 2002-4, Class 2A1 (1 month
LIBOR + 0.740%)
2.292%, 10/25/2032 (B)	$3,961	$3,927
Chase Issuance Trust
Series 2016-A2, Class A
1.370%, 06/15/2021	1,375,000	1,361,799
Chrysler Capital Auto Receivables Trust
Series 2016-BA, Class A2
1.360%, 01/15/2020 (D)	241,896	241,615
Series 2016-BA, Class A3
1.640%, 07/15/2021 (D)	640,000	637,238
CNH Equipment Trust
Series 2016-C, Class A3
1.440%, 12/15/2021	1,570,000	1,554,161
Series 2017-C, Class A3
2.080%, 02/15/2023	935,000	934,978
Series 2017-C, Class B
2.540%, 05/15/2025	45,000	44,984
Countrywide Asset-Backed Certificates
Series 2004-BC1, Class M2 (1 month
LIBOR + 1.605%)
3.157%, 01/25/2034 (B)	569,598	551,583
DB Master Finance LLC
Series 2017-1A, Class A2I
3.629%, 11/20/2047 (D)	955,000	961,227
Elara HGV Timeshare Issuer LLC
Series 2014-A, Class A
2.530%, 02/25/2027 (D)	489,963	483,927
Enterprise Fleet Financing LLC
Series 2015-1, Class A2
1.300%, 09/20/2020 (D)	197,817	197,764
Series 2016-2, Class A2
1.740%, 02/22/2022 (D)	1,177,464	1,175,122
Series 2017-1, Class A2
2.130%, 07/20/2022 (D)	327,794	327,792
Ford Credit Auto Owner Trust
Series 2016-2, Class A
2.030%, 12/15/2027 (D)	4,930,000	4,858,328
Series 2016-C, Class B
1.730%, 03/15/2022	625,000	614,115
GM Financial Automobile Leasing Trust
Series 2016-2, Class B
2.080%, 03/20/2020	710,000	705,715
Series 2017-1, Class A3
2.060%, 05/20/2020	935,000	933,971
Series 2017-3, Class A3
2.010%, 11/20/2020	805,000	802,025
GM Financial Consumer Automobile
Receivables Trust
Series 2017-1A, Class C
2.450%, 07/17/2023 (D)	100,000	99,157
GMF Floorplan Owner Revolving Trust
Series 2016-1, Class B
2.410%, 05/17/2021 (D)	510,000	510,056
Series 2016-1, Class C
2.850%, 05/17/2021 (D)	197,000	196,389
Series 2017-1, Class A1
2.220%, 01/18/2022 (D)	1,525,000	1,520,789
Series 2017-1, Class B
2.580%, 01/18/2022 (D)	680,000	680,525
GreatAmerica Leasing Receivables
Funding LLC
Series 2017-1, Class A2
1.720%, 04/22/2019 (D)	144,472	144,350

The accompanying notes are an integral part of the financial statements.	89

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
GreatAmerica Leasing Receivables
Funding LLC (continued)
Series 2017-1, Class A3
2.060%, 06/22/2020 (D)	$150,000	$149,582
GSAA Home Equity Trust
Series 2005-11, Class 2A1 (1 month
LIBOR + 0.280%)
1.832%, 10/25/2035 (B)	430,435	415,383
Series 2005-8, Class A3 (1 month
LIBOR + 0.430%)
1.982%, 06/25/2035 (B)	1,169,024	1,158,165
Series 2007-7, Class 2A1
(U.S. Federal Funds Effective Rate
+ 0.110%)
1.530%, 07/25/2037 (B)	858,093	791,027
Halcyon Loan Advisors Funding, Ltd.
Series 2014-3A, Class AR (3 month
LIBOR + 1.100%)
2.463%, 10/22/2025 (B)(D)	1,350,000	1,353,287
Hilton Grand Vacations Trust
Series 2017-AA, Class A
2.660%, 12/26/2028 (D)	364,310	361,700
Series 2017-AA, Class B
2.960%, 12/26/2028 (D)(I)	167,499	166,384
Honda Auto Receivables Owner Trust
Series 2016-4, Class A4
1.360%, 01/18/2023	690,000	678,352
Huntington Auto Trust
Series 2016-1, Class A4
1.930%, 04/15/2022	650,000	645,758
Hyundai Auto Lease Securitization Trust
Series 2015-B, Class A4
1.660%, 07/15/2019 (D)	2,595,000	2,594,330
Series 2016-C, Class A3
1.490%, 02/18/2020 (D)	1,675,000	1,669,636
Series 2017-C, Class A3
2.120%, 02/16/2021 (D)	740,000	737,928
Jimmy Johns Funding LLC
Series 2017-1A, Class A2I
3.610%, 07/30/2047 (D)	473,813	475,637
KKR CLO 12, Ltd.
Series 12, Class A1R (3 month
LIBOR + 1.050%)
2.409%, 07/15/2027 (B)(D)	3,495,000	3,497,481
Series 12, Class B1R (3 month
LIBOR + 1.550%)
2.909%, 07/15/2027 (B)(D)	1,400,000	1,400,613
Kubota Credit Owner Trust
Series 2014-1A, Class A4
1.670%, 07/15/2020 (D)	2,477,348	2,476,783
Series 2016-1A, Class A3
1.500%, 07/15/2020 (D)	415,000	411,975
Mill City Mortgage Loan Trust
Series 2016-1, Class A1
2.500%, 04/25/2057 (D)(I)	532,365	529,024
MMAF Equipment Finance LLC
Series 2016-AA, Class A4
1.760%, 01/17/2023 (D)	530,000	521,435
Series 2017-AA, Class A2
1.730%, 05/18/2020 (D)	407,385	406,818
Series 2017-AA, Class A3
2.040%, 02/16/2022 (D)	400,000	397,864
Series 2017-B, Class A3
2.210%, 10/17/2022 (D)	1,360,000	1,353,859

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
MMAF Equipment
Finance LLC (continued)
Series 2017-B, Class A4
2.410%, 11/15/2024 (D)	$505,000	$501,988
MVW Owner Trust
Series 2013-1A, Class A
2.150%, 04/22/2030 (D)	305,942	302,027
Series 2014-1A, Class A
2.250%, 09/22/2031 (D)	216,189	213,134
Series 2017-1A, Class A
2.420%, 12/20/2034 (D)	288,388	285,759
Series 2017-1A, Class B
2.750%, 12/20/2034 (D)	194,181	192,003
Nationstar HECM Loan Trust
Series 2016-3A, Class A
2.013%, 08/25/2026 (D)	128,264	128,303
Navient Private Education Loan Trust
Series 2017-A, Class A2A
2.880%, 12/16/2058 (D)	510,000	505,530
Series 2017-A, Class B
3.910%, 12/16/2058 (D)	340,000	336,754
Nelnet Student Loan Trust
Series 2008-3, Class A4 (3 month
LIBOR + 1.650%)
3.112%, 11/25/2024 (B)	1,144,158	1,165,760
Neuberger Berman CLO XIX, Ltd.
Series 2015-19A, Class A1R (3 month
LIBOR + 1.050%)
2.409%, 07/15/2027 (B)(D)	445,000	446,628
Neuberger Berman CLO XVI-S, Ltd.
Series 2017-16SA, Class A (3 month
LIBOR + 0.8500%)
1.625%, 01/15/2028 (B)(D)	1,830,000	1,830,000
Nissan Auto Lease Trust
Series 2017-A, Class A3
1.910%, 04/15/2020	935,000	931,635
Nissan Auto Receivables Owner Trust
Series 2016-C, Class A3
1.180%, 01/15/2021	680,000	672,996
Nissan Master Owner Receivables Trust
Series 2015-A, Class A2
1.440%, 01/15/2020	3,495,000	3,494,477
Nissan Master Owner Trust Receivables
Series 2017-C, Class A (1 month
LIBOR + 0.320%)
1.797%, 10/17/2022 (B)	1,915,000	1,918,802
OZLM VIII, Ltd.
Series 2014-8A, Class A1AR (3
month LIBOR + 1.130%)
2.483%, 10/17/2026 (B)(D)	2,175,000	2,180,557
Series 2014-8A, Class A2AR (3
month LIBOR + 1.600%)
2.953%, 10/17/2026 (B)(D)	1,010,000	1,012,814
Santander Drive Auto Receivables Trust
Series 2014-3, Class D
2.650%, 08/17/2020	290,000	290,898
Series 2014-3, Class E
3.490%, 09/15/2021 (D)	985,000	990,922
Series 2015-5, Class D
3.650%, 12/15/2021	330,000	334,995
Series 2016-1, Class D
4.020%, 04/15/2022	190,000	194,785
Series 2016-3, Class C
2.460%, 03/15/2022	165,000	165,001

The accompanying notes are an integral part of the financial statements.	90

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
Santander Drive Auto
Receivables Trust (continued)
Series 2017-1, Class A2
1.490%, 02/18/2020	$382,782	$382,402
Series 2017-1, Class B
2.100%, 06/15/2021	260,000	259,270
Series 2017-1, Class C
2.580%, 05/16/2022	305,000	304,078
Santander Retail Auto Lease Trust
Series 2017-A, Class A3
2.220%, 01/20/2021 (D)	665,000	662,949
Series 2017-A, Class C
2.960%, 11/21/2022 (D)	745,000	744,373
Sierra Timeshare Receivables
Funding LLC
Series 2014-3A, Class A
2.300%, 10/20/2031 (D)	672,152	669,863
Series 2015-1A, Class A
2.400%, 03/22/2032 (D)	551,350	549,282
Series 2015-2A, Class A
2.430%, 06/20/2032 (D)	742,966	739,299
Series 2015-3A, Class A
2.580%, 09/20/2032 (D)	1,236,594	1,234,766
SLM Student Loan Trust
Series 2008-4, Class A4 (3 month
LIBOR + 1.650%)
3.017%, 07/25/2022 (B)	676,439	693,486
Series 2008-5, Class A4 (3 month
LIBOR + 1.700%)
3.067%, 07/25/2023 (B)	1,882,553	1,942,006
Series 2008-9, Class A (3 month
LIBOR + 1.500%)
2.867%, 04/25/2023 (B)	952,224	974,381
SMART ABS Trust
Series 2014-1US, Class A4A
1.680%, 12/14/2019	2,114,799	2,113,333
Series 2016-2US, Class A3A
1.710%, 03/15/2021	1,375,000	1,358,544
SMB Private Education Loan Trust
Series 2015-A, Class A2A
2.490%, 06/15/2027 (D)	1,379,518	1,376,491
Series 2015-B, Class A2A
2.980%, 07/15/2027 (D)	1,464,945	1,473,248
Series 2015-B, Class A3 (1 month
LIBOR + 1.750%)
3.227%, 05/17/2032 (B)(D)	1,245,000	1,297,426
Series 2015-C, Class A2A
2.750%, 07/15/2027 (D)	1,435,862	1,438,067
Series 2015-C, Class B
3.500%, 09/15/2043 (D)	570,000	563,623
Series 2016-A, Class A2A
2.700%, 05/15/2031 (D)	550,000	547,148
Series 2016-B, Class A2A
2.430%, 02/17/2032 (D)	1,260,000	1,238,356
Series 2016-C, Class A2A
2.340%, 09/15/2034 (D)	675,000	660,655
Springleaf Funding Trust
Series 2016-AA, Class A
2.900%, 11/15/2029 (D)	900,000	901,322
Synchrony Credit Card Master
Note Trust
Series 2012-2, Class A
2.220%, 01/15/2022	5,465,000	5,472,008
Series 2013-1, Class B
1.690%, 03/15/2021	3,470,000	3,466,236

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
Synchrony Credit Card Master
Note Trust (continued)
Series 2015-1, Class B
2.640%, 03/15/2023	$1,340,000	$1,337,791
Series 2015-4, Class B
2.620%, 09/15/2023	670,000	667,004
Series 2017-1, Class C
2.560%, 06/15/2023	900,000	891,788
Series 2017-2, Class B
2.820%, 10/15/2025	815,000	811,119
Series 2017-2, Class C
3.010%, 10/15/2025	585,000	582,032
Terwin Mortgage Trust
Series 2005-14HE, Class AF2
4.849%, 08/25/2036	77,690	78,013
Towd Point Mortgage Trust
Series 2015-3, Class A1B
3.000%, 03/25/2054 (D)(I)	1,727,619	1,734,795
Series 2015-4, Class M1
3.750%, 04/25/2055 (D)(I)	755,000	781,932
Series 2015-5, Class A1B
2.750%, 05/25/2055 (D)(I)	959,182	959,246
Series 2016-1, Class A1B
2.750%, 02/25/2055 (D)(I)	798,394	798,455
Series 2016-1, Class A3B
3.000%, 02/25/2055 (D)(I)	1,007,331	1,009,215
Series 2016-2, Class A1A
2.750%, 08/25/2055 (D)(I)	664,504	664,257
Series 2016-3, Class A1
2.250%, 04/25/2056 (D)(I)	824,729	816,708
Series 2017-1, Class M1
3.750%, 10/25/2056 (D)(I)	5,580,000	5,679,219
Series 2017-2, Class A1
2.750%, 04/25/2057 (D)(I)	305,565	305,291
Series 2017-3, Class A1
2.750%, 07/25/2057 (D)(I)	2,454,107	2,449,794
Series 2017-4, Class A1
2.750%, 06/25/2057 (D)(I)	1,038,920	1,034,503
Series 2017-5, Class A1 (1 month
LIBOR + 0.600%)
2.152%, 02/25/2057 (B)(D)	964,806	965,984
Series 2017-6, Class A1
2.750%, 10/25/2057 (D)(I)	1,086,191	1,082,292
Utility Debt Securitization Authority
Series 2013-T, Class T1
2.042%, 06/15/2021	1,743,000	1,737,614
Verizon Owner Trust
Series 2016-2A, Class A
1.680%, 05/20/2021 (D)	980,000	973,290
Series 2017-1A, Class A
2.060%, 09/20/2021 (D)	1,855,000	1,850,342
Series 2017-1A, Class B
2.450%, 09/20/2021 (D)	540,000	540,090
Series 2017-1A, Class C
2.650%, 09/20/2021 (D)	720,000	719,149
Volvo Financial Equipment Master
Owner Trust
Series 2017-A, Class A (1 month
LIBOR + 0.500%)
1.764%, 11/15/2022 (B)(D)	480,000	481,366
Wendys Funding LLC
Series 2015-1A, Class A2I
3.371%, 06/15/2045 (D)	2,546,388	2,553,212

The accompanying notes are an integral part of the financial statements.	91

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

New Income Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
Wendys Funding LLC (continued)
Series 2018-1A, Class A2I
3.573%, 03/15/2048 (D)	$1,070,000	$1,069,666
Wheels SPV LLC
Series 2015-1A, Class A2
1.270%, 04/22/2024 (D)	113,270	113,164
TOTAL ASSET BACKED SECURITIES (Cost
$168,300,530)		$168,069,436

PURCHASED OPTIONS – 0.0%
Puts – 0.0%
Over the Counter Option on 5 Year
Credit Default Swap (Reference
Obligation: Markit CDX.IG.CDSI.S29;
Expiration Date: 2-21-18; Strike
Rate: 0.575%;
Counterparty: JPMorgan
Securities, Inc.) (J)(K)	28,000,000	17,276
TOTAL PURCHASED OPTIONS (Cost $42,000)		$17,276

SECURITIES LENDING COLLATERAL – 0.3%
John Hancock Collateral Trust,
1.3985% (L)(M)	413,077	4,132,298
TOTAL SECURITIES LENDING COLLATERAL (Cost
$4,132,314)		$4,132,298

SHORT-TERM INVESTMENTS – 3.2%
Commercial paper – 0.4%
Boston Scientific Corp.
1.820%, 01/09/2018 *	$1,390,000	1,389,280
Enbridge Energy Partners LP
2.120%, 01/11/2018 *	1,530,000	1,529,059
2.300%, 01/16/2018 *	1,395,000	1,393,663
Energy Transfer Partners LP
2.500%, 01/26/2018 *	2,100,000	2,096,354
		6,408,356
Money market funds – 2.6%
T. Rowe Price Government Money Fund,
1.2496% (L)	35,904,532	35,904,532
Repurchase agreement – 0.2%
Repurchase Agreement with State Street
Corp. dated 12-29-17 at 0.540% to be
repurchased at $2,803,168 on 1-2-18,
collateralized by $2,845,000
U.S. Treasury Notes, 2.250% due
1-31-24 (valued at $2,860,616,
including interest)	$2,803,000	2,803,000
TOTAL SHORT-TERM INVESTMENTS (Cost $45,116,086)		$45,115,888
Total Investments (New Income Trust)
(Cost $1,400,910,211) – 101.2%		$1,419,366,096
Other assets and liabilities, net – (1.2%)		(16,346,230)
TOTAL NET ASSETS – 100.0%		$1,403,019,866

New Income Trust (continued)

Currency Abbreviations

BRL	Brazilian Real
ILS	Israeli New Shekel
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol

Security Abbreviations and Legend

CMT	Constant Maturity Treasury
COFI	11th Federal Home Loan Bank District Cost of Funds Index
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PO	Principal-Only Security - (Principal Tranche of Stripped Security). Rate shown is the annualized yield on date of purchase.
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $223,655,194 or 15.9% of the fund’s net assets as of 12-31-17.
(E)	A portion of this security is on loan as of 12-31-17.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(I)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(J)	Non-income producing security.
(K)	For this type of option, notional amounts are equivalent to number of contracts.
(L)	The rate shown is the annualized seven-day yield as of 12-31-17.
(M)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
2-Year U.S. Treasury Note Futures	949	Long	Mar 2018	$203,540,648	$203,189,799	$(350,849)
U.S. Treasury Long Bond Futures	118	Long	Mar 2018	18,027,346	18,054,000	26,654
Ultra U.S. Treasury Bond Futures	18	Long	Mar 2018	3,004,483	3,017,813	13,330

The accompanying notes are an integral part of the financial statements.	92

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

New Income Trust (continued)

FUTURES (continued)

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
10-Year U.S. Treasury Note Futures	72	Short	Mar 2018	$(8,979,072)	$(8,931,375)	$47,697
10-Year Ultra U.S. Treasury Bond Futures	495	Short	Mar 2018	(66,275,717)	(66,113,438)	162,279
5-Year U.S. Treasury Note Futures	62	Short	Mar 2018	(7,210,853)	(7,202,172)	8,681
						$(92,208)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
ILS	5,621,137	USD	1,593,248	JPMorgan Chase Bank N.A. London	1/19/2018	$23,132	—
MXN	33,257,581	USD	1,730,534	Citibank N.A.	1/19/2018	—	($44,058)
USD	3,521,510	BRL	11,640,000	Deutsche Bank AG London	2/2/2018	24,209	—
USD	1,847,447	ILS	6,462,000	HSBC Bank USA	1/19/2018	—	(10,727)
USD	307,446	ILS	1,076,000	Bank of America, N.A.	2/16/2018	—	(2,290)
USD	922,871	ILS	3,228,000	Citibank N.A.	2/16/2018	—	(6,338)
USD	645,622	ILS	2,260,000	HSBC Bank USA	2/16/2018	—	(4,939)
USD	2,110,168	MXN	39,117,000	Citibank N.A.	1/19/2018	126,564	—
USD	2,669,464	MXN	50,600,000	HSBC Bank USA	1/19/2018	103,563	—
						$277,468	($68,352)

WRITTEN OPTIONS

Credit default swaptions

	Counterparty		Buy/sell	Exercise	Expiration	Notional
Description	(OTC)	Index	protection	rate	date	amount*		Premium	Value
Puts
5-Year Credit Default Swap	Goldman Sachs & Company	Markit CDX.IG.CDSI.29	Buy	1.050%	Jan 2018	USD	69,700,000	$44,434	$ (105)
5-Year Credit Default Swap	JPMorgan Securities, Inc.	Markit CDX.IG.CDSI.29	Buy	0.650%	Feb 2018	USD	28,000,000	22,960	(11,580)
5-Year Credit Default Swap	JPMorgan Securities, Inc.	Markit CDX.IG.CDSI.29	Buy	0.800%	Feb 2018	USD	28,000,000	8,400	(7,885)
								$75,794	$(19,570)

* For this type of option, notional amounts are equivalent to number of contracts.

SWAPS

Credit default swaps - Seller

									Unamortized
		Implied			USD		Fixed		upfront	Unrealized
Counterparty (OTC)/	Reference	credit	Notional		notional	Received	payment	Maturity	payment paid	appreciation
Centrally cleared	obligation	spread	amount	Currency	amount	fixed rate	frequency	date	(received)	(depreciation)	Value
Centrally cleared	CDX.NA.IG.29	0.491%	6,835,000	USD	$6,835,000	1.000%	Quarterly	Dec 2022	$154,835	$10,373	$165,208
					$6,835,000				$154,835	$10,373	$165,208

Derivatives Currency Abbreviations

BRL	Brazilian Real
ILS	Israeli New Shekel
MXN	Mexican Peso
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Short Term Government Income Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS – 94.1%
U.S. Government – 31.5%
U.S. Treasury Notes
1.000%, 03/15/2019	$6,595,000	$6,528,469
1.125%, 06/30/2021	4,533,000	4,389,619
1.250%, 12/31/2018 to 03/31/2021	28,655,000	28,321,709

Short Term Government Income Trust (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes (continued)
1.375%, 09/30/2020	$2,130,000	$2,097,351
1.500%, 05/15/2020	4,935,000	4,887,193
1.625%, 06/30/2020	22,850,000	22,678,770

The accompanying notes are an integral part of the financial statements.	93

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Short Term Government Income Trust (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government (continued)
U.S. Treasury Notes (continued)
1.750%, 11/30/2021	$5,030,000	$4,959,548
1.875%, 04/30/2022 to 07/31/2022	21,900,000	21,607,336
		95,469,995
U.S. Government Agency – 62.6%
Federal Agricultural Mortgage Corp.
0.970%, 07/26/2019	9,580,000	9,454,579
1.430%, 04/18/2019	6,000,000	5,973,840
1.640%, 04/17/2020	8,100,000	8,017,615
1.675%, 02/24/2020	5,240,000	5,215,618
1.750%, 06/15/2020	5,215,000	5,185,973
2.000%, 01/15/2021	13,945,000	13,889,610
Federal Farm Credit Bank
1.290%, 07/13/2020	5,210,000	5,111,932
1.440%, 08/16/2021	6,720,000	6,522,029
1.680%, 04/05/2021	6,110,000	5,911,144
2.230%, 11/15/2022	7,220,000	7,159,966
Federal Home Loan Bank
1.125%, 10/11/2019	3,295,000	3,245,054
1.550%, 10/26/2020	5,825,000	5,722,725
1.700%, 04/26/2021	6,250,000	6,149,263
1.750%, 07/13/2020	8,255,000	8,187,474
2.260%, 10/04/2022	5,310,000	5,268,295
Federal Home Loan Mortgage Corp.
1.250%, 07/26/2019	2,725,000	2,698,369
1.300%, 08/23/2019	4,405,000	4,355,792
1.765%, 06/26/2020	6,805,000	6,757,678
2.000%, 11/20/2020	4,940,000	4,921,554
3.000%, 07/01/2030 to 11/01/2030	3,765,156	3,844,757
3.500%, 04/01/2032	3,969,116	4,134,517
5.500%, 07/01/2040	1,638,147	1,836,142
7.000%, 04/01/2018 to 04/01/2032	828	941
Federal National Mortgage Association
1.250%, 08/23/2019	4,380,000	4,330,072
1.950%, 11/09/2020	6,360,000	6,337,371
2.500%, 10/01/2027	1,760,882	1,769,561
3.000%, 03/01/2028 to 03/01/2031	22,517,151	22,997,249
3.500%, 12/01/2025	931,570	963,476
5.500%, 03/01/2035 to 08/01/2040	1,043,934	1,156,083
6.500%, 01/01/2039	699,890	799,024
7.000%, 08/01/2025 to 01/01/2029	1,761	2,006
7.500%, 01/01/2031	635	746
8.000%, 10/01/2024 to 01/01/2031	1,511	1,767
7.500%, 01/15/2027 to 03/15/2027	329	378
Tennessee Valley Authority
1.750%, 10/15/2018	4,220,000	4,220,338
3.875%, 02/15/2021	13,070,000	13,783,557
4.500%, 04/01/2018	3,699,000	3,726,550
		189,653,045
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $288,377,467)		$285,123,040

COLLATERALIZED MORTGAGE
OBLIGATIONS – 3.8%
U.S. Government Agency – 3.8%
Federal Home Loan Mortgage Corp.
Series 4482, Class MA,
2.000%, 04/15/2031	832,989	827,549
Series K017, Class X1 IO,
1.350%, 12/25/2021	24,269,003	1,065,404
Series K018, Class X1 IO,
1.519%, 01/25/2022	4,509,790	200,104
Series K022, Class X1 IO,
1.252%, 07/25/2022	11,724,174	550,274

Short Term Government Income Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan
Mortgage Corp. (continued)
Series K026, Class X1 IO,
1.016%, 11/25/2022	$5,573,189	$224,013
Series K030, Class X1 IO,
0.207%, 04/25/2023	143,924,413	1,378,163
Series K038, Class X1 IO,
1.176%, 03/25/2024	8,492,025	507,636
Series K704, Class X1 IO,
1.964%, 08/25/2018	17,310,800	107,928
Series K706, Class X1 IO,
1.546%, 10/25/2018	5,601,413	50,665
Series K707, Class X1 IO,
1.515%, 12/25/2018	4,686,323	47,204
Series K709, Class X1 IO,
1.506%, 03/25/2019	6,214,933	85,609
Series K710, Class X1 IO,
1.864%, 05/25/2019	4,772,169	84,432
Series K711, Class X1 IO,
1.806%, 07/25/2019	7,377,655	134,774
Series K718, Class X1 IO,
0.643%, 01/25/2022	20,815,349	462,700
Federal National Mortgage Association
Series 2013-100, Class CA,
4.000%, 03/25/2039	1,780,964	1,834,319
Series 2014-28, Class BD,
3.500%, 08/25/2043	1,335,828	1,374,622
Government National
Mortgage Association
Series 2012-114, Class IO,
0.809%, 01/16/2053	2,997,027	150,308
Series 2017-109, Class IO,
0.612%, 04/16/2057	2,931,872	180,025
Series 2017-124, Class IO,
0.705%, 01/16/2059	3,654,780	256,509
Series 2017-140, Class IO,
0.609%, 02/16/2059	2,142,103	148,234
Series 2017-20, Class IO,
0.749%, 12/16/2058	4,902,543	324,777
Series 2017-3, Class IO,
0.907%, 09/16/2058	4,501,400	333,291
Series 2017-41, Class IO,
0.792%, 07/16/2058	3,358,268	238,170
Series 2017-46, Class IO,
0.619%, 11/16/2057	3,645,532	233,108
Series 2017-61, Class IO,
0.766%, 05/16/2059	2,165,277	176,513
Series 2017-74, Class IO,
0.780%, 09/16/2058	3,783,876	245,856
Series 2017-89, Class IO,
0.764%, 07/16/2059	3,822,004	304,480
		11,526,667
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $11,454,762)		$11,526,667

SHORT-TERM INVESTMENTS – 1.6%
U.S. Government Agency – 1.2%
Federal Agricultural Mortgage Corp.
Discount Note
1.050%, 01/02/2018 *	488,000	487,986
Federal Home Loan Bank Discount Note
0.800%, 01/02/2018 *	976,000	975,978
1.000%, 01/02/2018 *	325,000	324,991

The accompanying notes are an integral part of the financial statements.	94

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Short Term Government Income Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Government Agency (continued)
Federal Home Loan Bank
Discount Note (continued)
1.050%, 01/02/2018 *	$1,913,000	$1,912,944
		3,701,899
Repurchase agreement – 0.4%
Barclays Tri-Party Repurchase
Agreement dated 12-29-17 at 1.350%
to be repurchased at $201,030 on
1-2-18, collateralized by $215,600
U.S. Treasury Bonds, 2.500% due
5-15-46 (valued at $205,138,
including interest)	201,000	201,000
Repurchase Agreement with State Street
Corp. dated 12-29-17 at 0.540% to be
repurchased at $925,056 on 1-2-18,
collateralized by $950,000 Federal
Home Loan Bank, 0.875% due
10-1-18 (valued at $945,584,
including interest)	925,000	925,000
		1,126,000
TOTAL SHORT-TERM INVESTMENTS (Cost $4,827,899)		$4,827,899
Total Investments (Short Term Government Income Trust)
(Cost $304,660,128) – 99.5%		$301,477,606
Other assets and liabilities, net – 0.5%		1,498,580
TOTAL NET ASSETS – 100.0%		$302,976,186

Security Abbreviations and Legend

IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

Strategic Income Opportunities Trust

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS – 20.5%
Australia – 2.3%
Commonwealth of Australia
5.750%, 07/15/2022	AUD	830,000	$743,198
New South Wales Treasury Corp.
4.000%, 04/08/2021		970,000	797,317
6.000%, 05/01/2020		3,660,000	3,105,748
6.000%, 03/01/2022		1,545,000	1,377,298
Queensland Treasury Corp.
4.000%, 06/21/2019 (A)		1,450,000	1,164,238
5.500%, 06/21/2021		5,190,000	4,470,218
6.000%, 07/21/2022		1,540,000	1,381,189
6.250%, 02/21/2020		1,125,000	952,619
			13,991,825
Brazil – 0.9%
Federative Republic of Brazil
10.000%, 01/01/2018	BRL	8,920,000	2,689,096
10.000%, 01/01/2021		4,530,000	1,406,593
10.000%, 01/01/2023		4,670,000	1,425,021
			5,520,710
Canada – 3.2%
Canada Housing Trust No. 1
1.250%, 12/15/2020 (A)	CAD	1,120,000	873,965
2.000%, 12/15/2019 (A)		2,365,000	1,889,422

Strategic Income Opportunities Trust (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Canada (continued)
Export Development Canada
2.400%, 06/07/2021	AUD	430,000	$334,703
Government of Canada
1.250%, 03/01/2018	CAD	5,345,000	4,253,585
1.250%, 11/01/2019		6,835,000	5,394,865
1.750%, 09/01/2019		5,055,000	4,026,667
Province of British Columbia
6.600%, 01/09/2020 (A)	INR	60,405,000	960,196
Province of Ontario
4.200%, 06/02/2020	CAD	1,480,000	1,240,339
6.250%, 09/29/2020	AUD	725,000	618,451
			19,592,193
Colombia – 0.6%
Republic of Colombia
4.500%, 01/28/2026		$1,415,000	1,509,098
7.000%, 09/11/2019	COP	5,681,400,000	1,969,963
			3,479,061
Finland – 0.2%
Nordic Investment Bank
1.375%, 07/15/2020	NOK	9,740,000	1,198,846
India – 0.7%
Government of India
7.680%, 12/15/2023	INR	90,000,000	1,437,857
Republic of India
7.800%, 04/11/2021		200,000,000	3,207,940
			4,645,797
Indonesia – 2.7%
Perusahaan Penerbit SBSN Indonesia III
4.150%, 03/29/2027 (A)		$940,000	970,644
Republic of Indonesia
2.150%, 07/18/2024 (A)	EUR	740,000	931,024
2.625%, 06/14/2023 (A)		850,000	1,101,477
7.000%, 05/15/2022	IDR	36,212,000,000	2,776,670
7.000%, 05/15/2027		19,812,000,000	1,530,346
7.500%, 08/15/2032		3,504,000,000	273,059
8.250%, 07/15/2021		29,860,000,000	2,366,367
8.375%, 03/15/2024		25,945,000,000	2,126,106
8.375%, 09/15/2026		26,845,000,000	2,236,142
8.750%, 05/15/2031		17,423,000,000	1,496,060
9.000%, 03/15/2029		8,290,000,000	721,173
			16,529,068
Malaysia – 0.7%
Government of Malaysia
3.844%, 04/15/2033	MYR	3,590,000	830,339
4.059%, 09/30/2024		12,940,000	3,227,166
			4,057,505
Mexico – 1.9%
Government of Mexico
4.600%, 01/23/2046		$1,060,000	1,045,160
4.750%, 06/14/2018	MXN	16,320,000	819,075
6.500%, 06/10/2021		48,740,000	2,394,178
7.750%, 05/29/2031		18,298,500	931,141
8.000%, 06/11/2020		26,396,500	1,353,353
8.000%, 12/07/2023		23,850,000	1,232,570
8.500%, 12/13/2018		23,169,500	1,186,691
10.000%, 12/05/2024		46,232,000	2,650,313
			11,612,481
New Zealand – 2.2%
Dominion of New Zealand
3.000%, 04/15/2020	NZD	4,865,000	3,507,446
5.000%, 03/15/2019		2,580,000	1,894,607
5.500%, 04/15/2023		1,280,000	1,052,619

The accompanying notes are an integral part of the financial statements.	95

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or
		Principal
		Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
New Zealand (continued)
Dominion of New Zealand (continued)
6.000%, 05/15/2021	NZD	5,990,000	$4,788,217
New Zealand Local Government
Funding Agency
5.000%, 03/15/2019		2,690,000	1,969,442
5.500%, 04/15/2023		545,000	433,375
			13,645,706
Norway – 0.8%
Government of Norway
3.750%, 05/25/2021 (A)	NOK	18,230,000	2,431,225
4.500%, 05/22/2019 (A)		22,072,000	2,837,905
			5,269,130
Philippines – 1.6%
Republic of Philippines
3.500%, 03/20/2021	PHP	26,480,000	514,675
3.500%, 04/21/2023		71,930,000	1,355,860
4.625%, 09/09/2040		4,368,000	73,159
4.950%, 01/15/2021		4,435,000	91,387
5.875%, 12/16/2020		127,403,440	2,655,126
5.875%, 03/01/2032		29,900,000	591,926
6.250%, 01/14/2036		43,000,000	973,357
6.500%, 04/28/2021		42,600,000	903,431
7.375%, 03/03/2021		59,600,000	1,289,359
8.000%, 07/19/2031		66,710,000	1,675,022
			10,123,302
Portugal – 0.8%
Portugal Obrigacoes do Tesouro OT
3.850%, 04/15/2021 (A)	EUR	1,610,000	2,170,080
Republic of Portugal
5.125%, 10/15/2024 (A)		$2,855,000	3,063,187
			5,233,267
Singapore – 1.9%
Republic of Singapore
2.500%, 06/01/2019	SGD	8,650,000	6,536,812
3.250%, 09/01/2020		6,550,000	5,097,090
			11,633,902
South Korea – 0.0%
Korea Treasury Bond Coupon Strips
1.495%, 03/10/2018 (B)	KRW	83,030,000	77,338
1.657%, 09/10/2018 (B)		83,030,000	76,668
			154,006
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost
$131,495,746)			$126,686,799

CORPORATE BONDS – 46.3%
Consumer discretionary – 6.4%
Amazon.com, Inc.
3.150%, 08/22/2027 (A)		$915,000	916,107
AMC Entertainment Holdings, Inc.
6.375%, 11/15/2024	GBP	116,000	157,152
American Axle & Manufacturing, Inc.
6.625%, 10/15/2022		$640,000	664,000
CCO Holdings LLC
5.125%, 05/01/2027 (A)		885,000	871,725
5.750%, 01/15/2024		1,690,000	1,740,700
ESH Hospitality, Inc.
5.250%, 05/01/2025 (A)		1,220,000	1,232,200
Expedia, Inc.
3.800%, 02/15/2028		1,390,000	1,342,757
5.000%, 02/15/2026		1,240,000	1,325,271

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
KFC Holding Company/Pizza Hut
Holdings LLC/Taco Bell of
America LLC
5.000%, 06/01/2024 (A)	$1,395,000	$1,438,594
5.250%, 06/01/2026 (A)	1,881,000	1,979,753
Lamar Media Corp.
5.000%, 05/01/2023	1,325,000	1,364,750
5.875%, 02/01/2022	430,000	439,138
LIN Television Corp.
5.875%, 11/15/2022	795,000	826,800
Lions Gate Entertainment Corp.
5.875%, 11/01/2024 (A)	1,650,000	1,742,813
Lowe’s Companies, Inc.
2.500%, 04/15/2026	265,000	254,679
New Red Finance, Inc.
4.250%, 05/15/2024 (A)	1,470,000	1,466,325
4.625%, 01/15/2022 (A)	1,985,000	2,032,144
5.000%, 10/15/2025 (A)	1,490,000	1,501,175
Nexstar Broadcasting, Inc.
5.625%, 08/01/2024 (A)	1,950,000	2,013,375
Omnicom Group, Inc.
3.600%, 04/15/2026	1,038,000	1,049,854
Outfront Media Capital LLC
5.625%, 02/15/2024	1,105,000	1,168,538
PVH Corp.
4.500%, 12/15/2022	1,215,000	1,242,095
QVC, Inc.
4.450%, 02/15/2025	1,395,000	1,422,689
Sinclair Television Group, Inc.
5.625%, 08/01/2024 (A)	1,030,000	1,062,188
Sirius XM Radio, Inc.
4.625%, 05/15/2023 (A)	1,130,000	1,154,013
5.000%, 08/01/2027 (A)	330,000	330,825
5.375%, 07/15/2026 (A)	1,005,000	1,041,431
The Goodyear Tire & Rubber Company
8.750%, 08/15/2020	320,000	365,600
Time, Inc.
7.500%, 10/15/2025 (A)	700,000	826,000
Tribune Media Company
5.875%, 07/15/2022	445,000	457,238
Viacom, Inc.
5.850%, 09/01/2043	1,070,000	1,106,327
6.875%, 04/30/2036	979,000	1,110,159
Viacom, Inc. (6.250% to 2-28-27, then 3
month LIBOR + 3.899%) 02/28/2057	2,285,000	2,230,731
WMG Acquisition Corp.
5.000%, 08/01/2023 (A)	270,000	279,450
6.750%, 04/15/2022 (A)	1,375,000	1,436,875
		39,593,471
Consumer staples – 3.2%
Anheuser-Busch InBev Finance, Inc.
3.650%, 02/01/2026	3,175,000	3,275,711
Aramark Services, Inc.
5.000%, 04/01/2025 (A)	810,000	855,603
B&G Foods, Inc.
4.625%, 06/01/2021	1,935,000	1,964,025
Constellation Brands, Inc.
4.250%, 05/01/2023	1,320,000	1,396,171
4.750%, 12/01/2025	585,000	642,555
Cott Beverages, Inc.
5.375%, 07/01/2022	720,000	748,944
Darling Ingredients, Inc.
5.375%, 01/15/2022	840,000	858,900
Kimberly-Clark Corp.
2.750%, 02/15/2026	960,000	947,408

The accompanying notes are an integral part of the financial statements.	96

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
Kraft Heinz Foods Company
3.950%, 07/15/2025		$1,440,000	$1,486,990
4.875%, 02/15/2025 (A)		1,663,000	1,762,921
Philip Morris International, Inc.
3.375%, 08/11/2025		730,000	744,715
Post Holdings, Inc.
5.000%, 08/15/2026 (A)		2,090,000	2,056,038
5.750%, 03/01/2027 (A)		1,355,000	1,378,713
Spectrum Brands, Inc.
5.750%, 07/15/2025		1,730,000	1,820,825
			19,939,519
Energy – 5.2%
Andeavor
4.750%, 12/15/2023 (A)		1,800,000	1,934,825
Andeavor Logistics LP (6.875% to
2-15-23, then 3 month LIBOR +
4.652%) 02/15/2023 (C)		1,745,000	1,771,524
Antero Midstream Partners LP
5.375%, 09/15/2024		2,070,000	2,132,100
Antero Resources Corp.
5.000%, 03/01/2025		1,755,000	1,790,100
5.625%, 06/01/2023		1,825,000	1,898,000
Boardwalk Pipelines LP
4.450%, 07/15/2027		800,000	813,640
Chesapeake Energy Corp.
8.000%, 12/15/2022 (A)		633,000	682,849
Concho Resources, Inc.
4.375%, 01/15/2025		1,295,000	1,346,800
Enbridge, Inc.
4.250%, 12/01/2026		1,585,000	1,656,889
Energy Transfer Equity LP
5.500%, 06/01/2027		893,000	910,860
5.875%, 01/15/2024		150,000	157,875
Energy Transfer LP
4.750%, 01/15/2026		955,000	990,559
Indika Energy Capital III Pte, Ltd.
5.875%, 11/09/2024 (A)		665,000	665,813
Magellan Midstream Partners LP
5.000%, 03/01/2026		525,000	583,029
MPLX LP
4.125%, 03/01/2027		1,295,000	1,326,027
Newfield Exploration Company
5.375%, 01/01/2026		650,000	687,375
5.625%, 07/01/2024		1,295,000	1,392,125
Parsley Energy LLC
5.375%, 01/15/2025 (A)		1,030,000	1,040,300
Pertamina Persero PT
4.300%, 05/20/2023 (A)		1,410,000	1,473,464
Petroleos del Peru SA
5.625%, 06/19/2047 (A)		697,000	731,850
Petroleos Mexicanos
4.625%, 09/21/2023		1,710,000	1,759,163
7.650%, 11/24/2021 (A)	MXN	22,981,500	1,113,152
Pioneer Natural Resources Company
4.450%, 01/15/2026		$1,520,000	1,628,796
Saka Energi Indonesia PT
4.450%, 05/05/2024 (A)		775,000	786,820
The Williams Companies, Inc.
4.550%, 06/24/2024		1,440,000	1,494,000
TransCanada PipeLines, Ltd.
4.875%, 01/15/2026		250,000	279,844
Williams Partners LP
3.750%, 06/15/2027		1,055,000	1,056,893
			32,104,672

Strategic Income Opportunities Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Financials – 14.9%
American International Group, Inc.
(8.175% to 5-15-38, then 3 month
LIBOR + 4.195%) 05/15/2068		$3,195,000	$4,345,199
Ameris Bancorp (5.750% to 3-15-22,
then 3 month LIBOR + 3.616%)
03/15/2027		775,000	809,875
Asian Development Bank
3.500%, 05/30/2024	NZD	920,000	661,821
4.625%, 03/06/2019		1,595,000	1,161,615
5.000%, 03/09/2022	AUD	940,000	802,663
6.450%, 08/08/2021	INR	92,050,000	1,458,743
6.950%, 01/16/2020		26,220,000	418,743
Astoria Financial Corp.
3.500%, 06/08/2020		$865,000	868,316
BAC Capital Trust XIII (3 month
LIBOR + 0.400%) 4.000%,
01/16/2018 (C)(D)		1,605,000	1,438,626
Banc of California, Inc.
5.250%, 04/15/2025		625,000	644,937
Banco Nacional de Comercio Exterior
SNC
4.375%, 10/14/2025 (A)		1,205,000	1,253,200
Banco Nacional de Comercio Exterior
SNC (3.800% to 8-11-21, then 5 Year
CMT + 3.000%) 08/11/2026 (A)		255,000	255,000
Bank of America Corp. (3 month LIBOR
+ 0.760%) 2.348%, 09/15/2026 (D)		2,515,000	2,378,097
Bank of the Ozarks, Inc. (5.500% to
7-1-21, then 3 month LIBOR +
4.425%) 07/01/2026		640,000	679,420
BankUnited, Inc.
4.875%, 11/17/2025		1,675,000	1,780,369
BNC Bancorp (5.500% to 10-1-19, then
3 month LIBOR + 3.590%)
10/01/2024		500,000	509,772
Cadence BanCorp (6.500% to 3-11-20,
then 3 month LIBOR + 4.663%)
03/11/2025 (A)		500,000	515,625
Capital One Financial Corp.
3.750%, 07/28/2026		770,000	766,559
Chubb INA Holdings, Inc.
3.350%, 05/03/2026		850,000	867,248
CIT Group, Inc.
5.500%, 02/15/2019 (A)		1,615,000	1,659,413
Citigroup, Inc. (3 month Australian Bank
Bill Short Term Rate + 1.550%)
3.250%, 05/04/2021 (D)	AUD	1,487,000	1,183,216
Citigroup, Inc. (5.900% to 2-15-23, then
3 month LIBOR + 4.230%)
02/15/2023 (C)		$745,000	793,425
Citigroup, Inc. (5.950% to 1-30-23, then
3 month LIBOR + 4.069%)
01/30/2023 (C)		930,000	989,288
CoBiz Financial, Inc. (5.625% to
6-25-25, then 3 month LIBOR +
3.170%) 06/25/2030		280,000	291,816
Cullen/Frost Bankers, Inc.
4.500%, 03/17/2027		390,000	412,892
DB Insurance Company, Ltd.
3.512%, 05/25/2024	KRW	1,000,000,000	925,347
3.865%, 05/25/2027		1,000,000,000	917,617
Dime Community Bancshares, Inc. (3
month LIBOR + 2.660%) 4.500%,
06/15/2027 (D)		$725,000	736,506

The accompanying notes are an integral part of the financial statements.	97

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Eagle Bancorp, Inc.
5.750%, 09/01/2024		$500,000	$501,250
Eagle Bancorp, Inc. (5.000% to 8-1-21,
then 3 month LIBOR + 3.850%)
08/01/2026		415,000	416,916
Fifth Third Bancorp (5.100% to 6-30-23,
then 3 month LIBOR + 3.033%)
06/30/2023 (C)		2,410,000	2,446,150
First Midwest Bancorp, Inc.
5.875%, 09/29/2026		405,000	434,186
Flagstar Bancorp, Inc.
6.125%, 07/15/2021		545,000	579,117
Flushing Financial Corp. (5.250% to
12-15-21, then 3 month LIBOR +
3.440%) 12/15/2026		560,000	575,400
Fortegra Financial Corp. (8.500% to
10-15-27, then 5 Year U.S. Swap Rate
+ 6.224%) 10/15/2057 (A)		735,000	736,838
Fulton Financial Corp.
3.600%, 03/16/2022		620,000	622,393
Heartland Financial USA, Inc.
5.750%, 12/30/2024		505,000	511,944
Heritage Commerce Corp. (5.250% to
6-1-22, then 3 month LIBOR +
3.365%) 06/01/2027		280,000	291,620
Independent Bank Group, Inc.
5.875%, 08/01/2024		945,000	993,502
Inter-American Development Bank
3.750%, 10/09/2018	AUD	1,515,000	1,197,988
6.500%, 08/20/2019		2,705,000	2,257,895
International Bank for Reconstruction &
Development
2.500%, 03/12/2020		1,015,000	795,953
2.800%, 01/13/2021		1,185,000	934,466
3.375%, 01/25/2022	NZD	2,927,000	2,117,056
3.500%, 01/22/2021		2,460,000	1,787,322
3.625%, 06/22/2020	NOK	7,100,000	917,850
4.625%, 02/26/2019 to 10/06/2021	NZD	3,825,000	2,850,660
International Finance Corp.
2.800%, 08/15/2022	AUD	2,000,000	1,571,518
3.250%, 07/22/2019		2,325,000	1,845,391
3.625%, 05/20/2020	NZD	2,615,000	1,901,930
3.875%, 02/26/2018		1,388,000	986,430
6.450%, 10/30/2018	INR	136,280,000	2,145,613
JPMorgan Chase & Co.
3.200%, 06/15/2026		$1,390,000	1,388,879
3.300%, 04/01/2026		1,000,000	1,007,625
4.250%, 11/02/2018	NZD	3,255,000	2,337,945
JPMorgan Chase & Co. (3 month
LIBOR + 1.000%) 2.416%,
05/15/2077 (D)		$1,040,000	928,200
KFW
3.750%, 05/29/2020	NZD	1,100,000	801,313
6.000%, 08/20/2020	AUD	2,925,000	2,493,202
Lakeland Bancorp, Inc. (5.125% to
9-30-21, then 3 month LIBOR +
3.970%) 09/30/2026		$405,000	411,075
LegacyTexas Financial Group, Inc.
(5.500% to 12-1-20, then 3 month
LIBOR + 3.890%) 12/01/2025		340,000	345,100
MGIC Investment Corp.
5.750%, 08/15/2023		830,000	907,813
Nordic Investment Bank
4.125%, 03/19/2020	NZD	1,740,000	1,277,319

Strategic Income Opportunities Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
OceanFirst Financial Corp. (5.125% to
9-30-21, then 3 month LIBOR +
3.920%) 09/30/2026		$220,000	$224,950
Old Second Bancorp, Inc. (5.750% to
12-31-21, then 3 month LIBOR +
3.850%) 12/31/2026		400,000	420,500
Oversea-Chinese Banking Corp., Ltd.
(4.000% to 10-15-19, then 5 Year
U.S. Swap Rate + 2.203%)
10/15/2024 (A)		1,175,000	1,195,422
Pacific Continental Corp. (5.875% to
6-30-21, then 3 month LIBOR +
4.715%) 06/30/2026		125,000	128,324
Pinnacle Bank (4.875% to 7-30-20, then
3 month LIBOR + 3.128%)
07/30/2025		365,000	372,300
Pinnacle Financial Partners, Inc. (5.250%
to 11-16-21, then 3 month LIBOR +
3.884%) 11/16/2026 (A)		410,000	425,170
Radian Group, Inc.
5.250%, 06/15/2020		945,000	995,794
Realkredit Danmark A/S
2.000%, 04/01/2018	DKK	10,045,000	1,627,495
Renasant Corp. (5.000% to 9-1-21, then
3 month LIBOR + 3.840%)
09/01/2026		$330,000	340,563
Silver Queen Financial Services, Inc.
(5.500% to 12-1-22, then 3 month
LIBOR + 3.338%) 12/01/2027 (A)		330,000	329,634
Stifel Financial Corp.
4.250%, 07/18/2024		2,155,000	2,206,947
SunTrust Banks, Inc. (5.050% to
6-15-22, then 3 month LIBOR +
3.102%) 06/15/2022 (C)		1,275,000	1,290,938
Synovus Financial Corp. (5.750% to
12-15-20, then 3 month LIBOR +
4.182%) 12/15/2025		2,775,000	2,941,223
Temasek Financial I, Ltd.
3.265%, 02/19/2020	SGD	1,250,000	966,942
Towne Bank (4.500% to 7-30-22, then 3
month LIBOR + 2.550%) 07/30/2027		$635,000	650,616
Valley National Bancorp
4.550%, 06/30/2025		660,000	681,464
Wells Fargo & Company
3.250%, 04/27/2022	AUD	1,120,000	876,542
Wells Fargo & Company (3 month
Australian Bank Bill Short Term Rate
+ 1.320%) 3.010%, 07/27/2021 (D)		935,000	740,770
Western Alliance Bank (5.000% to
7-15-20, then 3 month LIBOR +
3.200%) 07/15/2025		$1,230,000	1,262,288
Westpac Banking Corp.
5.000%, 10/21/2019	GBP	375,000	542,576
7.250%, 02/11/2020	AUD	700,000	599,257
WSFS Financial Corp. (4.500% to
6-15-21, then 3 month LIBOR +
3.300%) 06/15/2026		$1,040,000	1,060,800
Zions Bancorporation (5.800% to
6-15-23, then 3 month LIBOR +
3.800%) 06/15/2023 (C)		1,050,000	1,081,500
			91,805,222
Health care – 1.6%
AbbVie, Inc.
1.375%, 05/17/2024	EUR	620,000	759,561
3.600%, 05/14/2025		$610,000	626,982

The accompanying notes are an integral part of the financial statements.	98

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Anthem, Inc.
3.500%, 08/15/2024		$655,000	$667,658
HCA Healthcare, Inc.
6.250%, 02/15/2021		1,897,000	2,010,820
HCA, Inc.
4.500%, 02/15/2027		1,285,000	1,291,425
5.000%, 03/15/2024		1,495,000	1,554,800
7.500%, 02/15/2022		1,165,000	1,310,625
Humana, Inc.
3.850%, 10/01/2024		823,000	855,796
Quest Diagnostics, Inc.
4.250%, 04/01/2024		360,000	380,569
Quintiles IMS, Inc.
4.875%, 05/15/2023 (A)		590,000	607,700
			10,065,936
Industrials – 5.1%
3M Company
3.000%, 08/07/2025		875,000	885,547
AECOM
5.125%, 03/15/2027		3,255,000	3,315,682
5.875%, 10/15/2024		560,000	606,592
BOC Aviation, Ltd.
2.750%, 09/18/2022 (A)		990,000	968,989
Cintas Corp. No. 2
3.700%, 04/01/2027		1,415,000	1,471,929
General Electric Company
4.250%, 01/17/2018	NZD	715,000	506,978
6.250%, 09/29/2020	GBP	265,000	406,453
General Electric Company (5.000% to
1-21-21, then 3 month LIBOR +
3.330%) 01/21/2021 (C)		$1,838,000	1,894,243
Huntington Ingalls Industries, Inc.
5.000%, 11/15/2025 (A)		1,830,000	1,958,100
Jasa Marga Persero Tbk PT
7.500%, 12/11/2020 (A)	IDR	9,120,000,000	677,541
L3 Technologies, Inc.
3.850%, 12/15/2026		$840,000	863,543
Lockheed Martin Corp.
2.900%, 03/01/2025		1,915,000	1,908,484
3.550%, 01/15/2026		1,525,000	1,583,128
Mexico City Airport Trust
3.875%, 04/30/2028 (A)		3,510,000	3,461,738
4.250%, 10/31/2026 (A)		2,820,000	2,883,450
5.500%, 10/31/2046 to 07/31/2047 (A)		4,625,000	4,567,188
Pelabuhan Indonesia II PT
4.250%, 05/05/2025 (A)		920,000	940,700
Ritchie Bros Auctioneers, Inc.
5.375%, 01/15/2025 (A)		440,000	454,300
Terex Corp.
5.625%, 02/01/2025 (A)		150,000	156,750
United Rentals North America, Inc.
5.500%, 05/15/2027		1,120,000	1,178,800
Verisk Analytics, Inc.
4.000%, 06/15/2025		795,000	821,914
			31,512,049
Information technology – 2.9%
Activision Blizzard, Inc.
3.400%, 09/15/2026		855,000	865,068
Apple, Inc.
3.200%, 05/13/2025		1,705,000	1,738,997
3.450%, 05/06/2024		1,721,000	1,784,341
Broadcom Corp.
3.500%, 01/15/2028 (A)		1,070,000	1,019,729

Strategic Income Opportunities Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Citrix Systems, Inc.
4.500%, 12/01/2027		$965,000	$979,097
Electronic Arts, Inc.
4.800%, 03/01/2026		193,000	211,618
First Data Corp.
5.000%, 01/15/2024 (A)		1,425,000	1,465,969
5.375%, 08/15/2023 (A)		805,000	837,925
IBM Corp.
2.750%, 12/21/2020	GBP	1,225,000	1,737,538
j2 Cloud Services LLC
6.000%, 07/15/2025 (A)		$790,000	831,475
KLA-Tencor Corp.
4.650%, 11/01/2024		774,000	839,378
Microsoft Corp.
3.300%, 02/06/2027		870,000	897,154
NetApp, Inc.
3.300%, 09/29/2024		1,085,000	1,080,547
NXP BV
4.625%, 06/01/2023 (A)		1,600,000	1,673,600
Oracle Corp.
3.250%, 11/15/2027		1,425,000	1,448,737
Sixsigma Networks Mexico SA de CV
8.250%, 11/07/2021 (A)		548,000	579,510
			17,990,683
Materials – 2.8%
Ball Corp.
4.000%, 11/15/2023		1,720,000	1,754,400
4.375%, 12/15/2020		820,000	848,700
5.250%, 07/01/2025		1,960,000	2,131,500
Cemex SAB de CV
6.125%, 05/05/2025 (A)		1,835,000	1,957,945
Cleveland-Cliffs, Inc.
5.750%, 03/01/2025 (A)		1,825,000	1,740,594
Crown Americas LLC
4.500%, 01/15/2023		1,860,000	1,887,900
Crown Cork & Seal Company, Inc.
7.375%, 12/15/2026		1,021,000	1,189,465
Praxair, Inc.
3.200%, 01/30/2026		240,000	246,467
Sealed Air Corp.
4.875%, 12/01/2022 (A)		1,190,000	1,256,938
5.125%, 12/01/2024 (A)		965,000	1,032,550
6.500%, 12/01/2020 (A)		1,390,000	1,522,050
Vedanta Resources PLC
6.375%, 07/30/2022 (A)		1,550,000	1,617,890
			17,186,399
Real estate – 1.2%
American Tower Corp.
4.000%, 06/01/2025		1,035,000	1,072,244
CBRE Services, Inc.
5.000%, 03/15/2023		490,000	503,877
Crown Castle International Corp.
4.450%, 02/15/2026		870,000	913,181
Equinix, Inc.
5.375%, 05/15/2027		1,735,000	1,856,450
Host Hotels & Resorts LP
5.250%, 03/15/2022		819,000	881,794
Kennedy-Wilson, Inc.
5.875%, 04/01/2024		1,080,000	1,115,100
Trust F/1401
5.250%, 12/15/2024 (A)		1,195,000	1,266,700
			7,609,346

The accompanying notes are an integral part of the financial statements.	99

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

		Shares or
		Principal
		Amount	Value
CORPORATE BONDS (continued)
Telecommunication services – 1.0%
America Movil SAB de CV
7.125%, 12/09/2024	MXN	15,990,000	$759,908
GCI, Inc.
6.875%, 04/15/2025		$1,537,000	1,636,905
T-Mobile USA, Inc.
6.125%, 01/15/2022		1,250,000	1,289,375
6.500%, 01/15/2026		1,250,000	1,364,063
6.836%, 04/28/2023		985,000	1,031,788
			6,082,039
Utilities – 2.0%
Emera US Finance LP
3.550%, 06/15/2026		2,415,000	2,421,290
Emera, Inc. (6.750% to 6-15-26, then 3
month LIBOR + 5.440%) 06/15/2076		1,495,000	1,681,875
Fortis, Inc.
3.055%, 10/04/2026		1,440,000	1,389,996
Greenko Dutch BV
5.250%, 07/24/2024 (A)		975,000	986,993
NextEra Energy Operating Partners LP
4.250%, 09/15/2024 (A)		1,305,000	1,327,838
4.500%, 09/15/2027 (A)		1,280,000	1,273,600
NRG Energy, Inc.
6.625%, 01/15/2027		1,625,000	1,718,438
Perusahaan Listrik Negara PT
4.125%, 05/15/2027 (A)		1,440,000	1,442,097
Southern Gas Networks PLC
4.875%, 12/21/2020	GBP	80,000	119,503
			12,361,630
TOTAL CORPORATE BONDS (Cost
$280,375,116)			$286,250,966

CONVERTIBLE BONDS – 3.0%
Consumer discretionary – 0.3%
Liberty Expedia Holdings, Inc.
1.000%, 06/30/2047 (A)		$1,177,000	1,177,000
Liberty Media Corp.-Liberty Formula
One
1.000%, 01/30/2023 (A)		560,000	625,100
			1,802,100
Consumer staples – 0.2%
Vector Group, Ltd.
12.512%, 01/15/2019 (D)		510,000	807,394
Financials – 0.4%
Old Republic International Corp.
3.750%, 03/15/2018		640,000	887,200
Redwood Trust, Inc.
4.625%, 04/15/2018		1,599,000	1,600,999
			2,488,199
Health care – 1.0%
Anthem, Inc.
2.750%, 10/15/2042		814,000	2,503,559
Bayer Capital Corp. BV
5.625%, 11/22/2019 (A)	EUR	1,200,000	1,618,083
Danaher Corp.
0.000%, 01/22/2021		$440,000	1,560,075
Hologic, Inc. (2.000% to 3-1-18; then
0.000% thereafter) 03/01/2042		430,000	592,594
			6,274,311
Industrials – 0.2%
Air Lease Corp.
3.875%, 12/01/2018		815,000	1,360,541

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
CONVERTIBLE BONDS (continued)
Information technology – 0.6%
Intel Corp.
3.250%, 08/01/2039	$790,000	$1,754,788
ON Semiconductor Corp.
1.625%, 10/15/2023 (A)	1,230,000	1,515,206
Teradyne, Inc.
1.250%, 12/15/2023	325,000	463,734
		3,733,728
Telecommunication services – 0.1%
Liberty Interactive LLC
1.750%, 09/30/2046 (A)	660,000	761,888
Utilities – 0.2%
NextEra Energy Partners LP
1.500%, 09/15/2020 (A)	1,200,000	1,199,250
TOTAL CONVERTIBLE BONDS (Cost
$14,698,871)		$18,427,411

CAPITAL PREFERRED SECURITIES – 0.9%
Financials – 0.9%
BAC Capital Trust XIV, Series G
(Greater of 3 month LIBOR + 0.400%
or 4.000%) 4.000%, 01/16/2018
(C)(D)	1,000,000	893,630
First Maryland Capital I (3 month
LIBOR + 1.000%) 2.359%,
01/15/2027 (D)	610,000	581,025
First Maryland Capital II (3 month
LIBOR + 0.850%) 2.227%,
02/01/2027 (D)	1,220,000	1,146,800
ILFC E-Capital Trust I (1.550% +
highest of 3 month LIBOR, 10 Year
CMT, and 30 Year CMT) 4.370%,
12/21/2065 (A)(D)	1,120,000	1,092,000
USB Capital IX (3 month LIBOR +
1.020%) 3.500%, 01/29/2018 (C)(D)	1,956,000	1,770,180
		5,483,635
TOTAL CAPITAL PREFERRED SECURITIES
(Cost $5,179,942)		$5,483,635

TERM LOANS (E) – 8.0%
Consumer discretionary – 2.8%
American Axle & Manufacturing, Inc. (1
and 3 month LIBOR + 2.250%)
3.713%, 04/06/2024	1,157,375	1,160,998
Aramark Services, Inc. (1 month LIBOR
+2.000%) 3.569%, 03/11/2025	415,000	416,946
CBS Radio, Inc. (3 month LIBOR +
2.750%) 4.172%, 11/17/2024	1,545,000	1,552,076
Cengage Learning, Inc. (1 month LIBOR
+4.250%) 5.710%, 06/07/2023	685,000	652,463
Charter Communications Operating LLC
04/30/2025 TBD (F)	2,660,000	2,660,958
Cinemark USA, Inc. (3 month LIBOR +
2.000%) 3.588%, 05/09/2022	158,968	159,705
Coral US Company Borrower LLC (1
month LIBOR + 3.500%) 5.069%,
01/31/2025	575,000	575,270
Four Seasons Hotels, Ltd. (1 month
LIBOR + 2.500%) 4.069%,
11/30/2023	2,069,586	2,080,265
Hilton Worldwide Finance LLC (1 month
LIBOR + 2.000%) 3.552%,
10/25/2023	1,227,616	1,233,287

The accompanying notes are an integral part of the financial statements.	100

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
TERM LOANS (E) (continued)
Consumer discretionary (continued)
New Red Finance, Inc. (1 and 3 month
LIBOR + 2.250%) 3.868%,
02/16/2024	$2,943,022	$2,941,433
Sinclair Television Group, Inc.
12/12/2024 TBD (F)	1,145,000	1,142,859
The ServiceMaster Company LLC (1
month LIBOR + 2.500%) 4.069%,
11/08/2023	1,866,150	1,871,748
Virgin Media Bristol LLC (1 month
LIBOR + 2.500%) 3.977%,
01/15/2026	1,135,000	1,134,296
		17,582,304
Consumer staples – 0.4%
Aramark Services, Inc. (1 month LIBOR
+ 2.000%) 3.569%, 03/28/2024	1,140,591	1,146,648
Spectrum Brands, Inc. (2 and 3 month
LIBOR + 2.000%) 3.490%,
06/23/2022	1,534,279	1,541,475
		2,688,123
Energy – 0.5%
MEG Energy Corp. (3 month LIBOR +
3.500%) 5.200%, 12/31/2023	1,860,938	1,861,459
Peabody Energy Corp. (1 week LIBOR +
3.500%) 5.069%, 03/31/2022	929,570	941,478
		2,802,937
Financials – 0.2%
USI, Inc. (3 month LIBOR + 3.000%)
4.693%, 05/16/2024	932,663	930,723
Health care – 0.3%
Catalent Pharma Solutions, Inc. (1 month
LIBOR + 2.250%) 3.819%,
05/20/2021	124,625	124,996
Grifols Worldwide Operations USA, Inc.
(1 week LIBOR + 2.250%) 3.739%,
01/31/2025	1,692,213	1,694,785
		1,819,781
Industrials – 0.4%
American Airlines, Inc. (1 month LIBOR
+ 2.000%) 3.569%, 04/28/2023	1,202,850	1,201,599
RBS Global, Inc. (1 month LIBOR +
2.250%) 3.802%, 08/21/2024	440,744	442,397
StandardAero Aviation Holdings, Inc. (1
month LIBOR + 3.750%) 5.320%,
07/07/2022	364,069	366,497
United Airlines, Inc. (3 month LIBOR +
2.000%) 3.380%, 04/01/2024	446,625	447,424
		2,457,917
Information technology – 1.6%
Ascend Learning LLC (1 month LIBOR
+ 3.000%) 4.569%, 07/12/2024	533,663	536,331
Avaya, Inc. (1 month LIBOR + 4.750%)
6.227%, 11/08/2024	1,060,000	1,041,895
Dell International LLC (1 month LIBOR
+ 2.000%) 3.570%, 09/07/2023	1,586,002	1,584,749
First Data Corp. (1 month LIBOR +
2.250%) 3.802%, 07/08/2022	2,005,655	2,006,759
Gartner, Inc. (1 month LIBOR +
2.000%) 3.569%, 04/05/2024	759,263	761,161
Rackspace Hosting, Inc. (3 month
LIBOR + 3.000%) 4.385%,
11/03/2023	339,148	338,771
RP Crown Parent LLC (1 month LIBOR
+ 3.000%) 4.569%, 10/12/2023	1,685,743	1,692,065

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
TERM LOANS (E) (continued)
Information technology (continued)
Vantiv LLC (1 month LIBOR + 2.000%)
3.477%, 08/07/2024	$855,000	$858,916
Zebra Technologies Corp. (3 month
LIBOR + 2.000%) 3.371%,
10/27/2021	1,214,103	1,218,729
		10,039,376
Materials – 0.7%
Berry Global, Inc. (1 month LIBOR +
2.250%) 3.765%, 10/01/2022	447,365	448,930
Berry Global, Inc. (3 month LIBOR +
2.000%) 3.406%, 02/08/2020	975,098	978,598
Berry Plastics Corp. (1 month LIBOR +
2.250%) 3.682%, 01/19/2024	1,985,000	1,992,444
HB Fuller Company (1 month LIBOR +
2.250%) 3.751%, 10/20/2024	763,088	765,102
		4,185,074
Telecommunication services – 1.1%
Atlantic Broadband Finance LLC
08/11/2024 TBD (F)	1,195,000	1,191,642
CenturyLink, Inc. (1 month LIBOR +
2.750%) 4.319%, 01/31/2025	865,000	833,376
SBA Senior Finance II LLC (1 month
LIBOR + 2.250%) 3.820%,
03/24/2021	1,964,641	1,969,003
Sprint Communications, Inc. (1 month
LIBOR + 2.500%) 4.125%,
02/02/2024	1,935,375	1,933,923
West Corp. (1 month LIBOR + 4.000%)
5.350%, 10/10/2024	824,561	826,276
		6,754,220
TOTAL TERM LOANS (Cost $49,319,291)		$49,260,455

COLLATERALIZED MORTGAGE
OBLIGATIONS – 5.3%
Commercial and residential – 4.3%
Adjustable Rate Mortgage Trust
Series 2004-5, Class 2A1
3.563%, 04/25/2035 (G)	289,402	293,971
Americold LLC
Series 2010-ARTA, Class D
7.443%, 01/14/2029 (A)	645,000	710,252
Bear Stearns Adjustable Rate
Mortgage Trust
Series 2004-10, Class 12A3,
3.564%, 01/25/2035 (G)	252,795	255,180
Series 2005-2, Class A1 (1 Year CMT
+ 2.450%),
3.260%, 03/25/2035 (D)	178,740	180,635
Series 2005-5, Class A2 (1 Year CMT
+ 2.150%),
3.580%, 08/25/2035 (D)	255,868	254,856
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1 (1 month
LIBOR + 0.700%),
2.252%, 01/25/2035 (D)	161,002	161,021
Series 2004-13, Class A1 (1 month
LIBOR + 0.740%),
2.292%, 11/25/2034 (D)	212,672	212,753
Series 2004-8, Class 1A (1 month
LIBOR + 0.700%),
2.252%, 09/25/2034 (D)	108,320	107,375
Series 2005-7, Class 11A1 (1 month
LIBOR + 0.540%),
2.092%, 08/25/2035 (D)	166,016	163,054

The accompanying notes are an integral part of the financial statements.	101

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
BWAY Mortgage Trust
Series 2015-1740, Class D
3.787%, 01/10/2035 (A)(G)	$371,000	$364,431
BXP Trust
Series 2017-CC, Class C,
3.552%, 08/13/2037 (A)(G)	565,000	565,489
Series 2017-GM, Class D,
3.425%, 06/13/2039 (A)(G)	1,220,000	1,169,442
CGDB Commercial Mortgage Trust
Series 2017-BIO, Class E (1 month
LIBOR + 2.500%)
3.977%, 05/15/2030 (A)(D)	115,000	115,195
CGDBB Commercial Mortgage Trust
Series 2017-BIO, Class D (1 month
LIBOR + 1.600%)
3.077%, 07/15/2028 (A)(D)	195,000	195,000
Chase Mortgage Finance Trust
Series 2007-A1, Class 2A1
3.686%, 02/25/2037 (G)	95,071	95,846
CLNS Trust
Series 2017-IKPR, Class C (1 month
LIBOR + 1.100%)
2.532%, 06/11/2032 (A)(D)	675,000	675,001
Cold Storage Trust
Series 2017-E3, Class C (1 month
LIBOR + 1.350%)
2.827%, 04/15/2036 (A)(D)	775,000	776,702
Commercial Mortgage Trust (Bank of
America Merrill Lynch/ Deutsche
Bank AG)
Series 2013-WWP, Class D
3.898%, 03/10/2031 (A)	290,000	307,079
Commercial Mortgage Trust (Deutsche
Bank AG)
Series 2014-TWC, Class D (1 month
LIBOR + 2.250%)
3.682%, 02/13/2032 (A)(D)	1,265,000	1,269,911
Commercial Mortgage Trust (Deutsche
Bank AG/Morgan Stanley)
Series 2014-PAT, Class E (1 month
LIBOR + 3.150%)
4.582%, 08/13/2027 (A)(D)	361,000	366,157
Core Industrial Trust
Series 2015-CALW, Class F
3.850%, 02/10/2034 (A)(G)	695,000	689,686
Credit Suisse Commercial Mortgage
Trust
Series 2015-GLPB, Class A
3.639%, 11/15/2034 (A)	680,000	707,506
DSLA Mortgage Loan Trust
Series 2004-AR1 Class X2 IO,
1.466%, 09/19/2044	2,110,892	95,653
Series 2005-AR2, Class X2 IO,
1.667%, 03/19/2045	3,560,656	144,493
GAHR Commercial Mortgage Trust
Series 2015-NRF, Class EFX
3.382%, 12/15/2034 (A)(G)	800,000	794,871
GRACE Mortgage Trust
Series 2014-GRCE, Class F
3.590%, 06/10/2028 (A)(G)	600,000	598,108

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
Greenwich Capital Commercial Funding
Corp.
Series 2006-GG7, Class AM
5.767%, 07/10/2038 (G)	$37,181	$37,404
GSR Mortgage Loan Trust
Series 2004-5, Class 2A1
3.776%, 05/25/2034 (G)	454,663	461,485
HarborView Mortgage Loan Trust
Series 2004-5, Class 2A-6,
3.218%, 06/19/2034 (G)	224,219	225,602
Series 2004-7, Class 4A,
3.668%, 11/19/2034 (G)	339,297	348,440
Series 2005-2, Class X IO,
1.485%, 05/19/2035	1,375,792	60,422
Series 2005-9, Class 2A1A (1 month
LIBOR + 0.340%),
1.841%, 06/20/2035 (D)	326,739	319,539
Series 2005-9, Class 2A1C (1 month
LIBOR + 0.450%),
1.951%, 06/20/2035 (D)	221,915	220,615
Series 2007-3, Class ES IO,
0.350%, 05/19/2047 (A)	7,970,055	121,472
Series 2007-4, Class ES IO,
0.350%, 07/19/2047	8,421,403	119,921
Series 2007-6, Class ES IO,
0.353%, 08/19/2037 (A)	6,864,354	86,278
IMT Trust
Series 2017-A3, Class EFL (1 month
LIBOR + 2.150%)
3.627%, 06/15/2034 (A)(D)	325,000	324,599
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO,
1.728%, 10/25/2036	5,478,224	348,567
Series 2005-AR18, Class 2X IO,
1.453%, 10/25/2036	13,362,370	329,217
Merrill Lynch Mortgage Investors Trust
Series 2004-1, Class 2A1,
3.182%, 12/25/2034 (G)	123,681	124,356
Series 2005-A2, Class A2,
3.041%, 02/25/2035 (G)	275,729	281,355
Series 2005-A8, Class A2A (1 month
LIBOR + 0.270%),
1.598%, 08/25/2036 (D)	1,079,849	1,053,117
Series 2006-3, Class 2A1,
3.403%, 10/25/2036 (G)	162,079	160,953
Morgan Stanley Capital I Trust
Series 2014-150E, Class F,
4.295%, 09/09/2032 (A)(G)	695,000	686,191
Series 2017-CLS, Class D (1 month
LIBOR + 1.400%),
2.650%, 11/15/2034 (A)(D)	370,000	370,349
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A1,
3.440%, 10/25/2034 (G)	269,715	274,404
Series 2004-9, Class 1A,
5.373%, 11/25/2034 (G)	171,428	179,351
MSCG Trust
Series 2016-SNR, Class D
6.550%, 11/15/2034 (A)	405,000	409,780
MSDB Trust
Series 2017-712F, Class B
3.453%, 07/11/2039 (A)(G)	785,000	790,288

The accompanying notes are an integral part of the financial statements.	102

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial and
residential (continued)
Olympic Tower Mortgage Trust
Series 2017-OT, Class A
3.566%, 05/10/2039 (A)	$595,000	$611,799
One Market Plaza Trust
Series 2017-1MKT, Class D
4.145%, 02/10/2032 (A)	275,000	278,289
Opteum Mortgage Acceptance Corp.
Trust
Series 2005-4, Class 1APT (1 month
LIBOR + 0.310%)
1.638%, 11/25/2035 (D)	177,236	175,448
Queens Center Mortgage Trust
Series 2013-QCA, Class D
3.474%, 01/11/2037 (A)(G)	540,000	532,440
SFAVE Commercial Mortgage Securities
Trust
Series 2015-5AVE, Class D
4.388%, 01/05/2043 (A)(G)	635,000	530,776
Structured Asset Securities Corp.
Series 2003-7A, Class 3A6
3.413%, 12/25/2033 (D)	198,353	196,681
Thornburg Mortgage Securities Trust
Series 2007-4, Class 1A1
3.326%, 09/25/2037 (G)	583,406	587,389
VNDO Trust
Series 2016-350P, Class D
3.903%, 01/10/2035 (A)(G)	999,000	976,345
WaMu Mortgage Pass
Through Certificates
Series 2004-AR14, Class A1,
3.359%, 01/25/2035 (G)	299,948	306,419
Series 2005-AR19, Class A1A2 (1
month LIBOR + 0.290%),
1.842%, 12/25/2045 (D)	379,863	372,878
Series 2005-AR2, Class 2A1B (1
month LIBOR + 0.370%),
1.922%, 01/25/2045 (D)	469,152	460,242
Series 2005-AR2, Class 2A2B (1
month LIBOR + 0.380%),
1.932%, 01/25/2045 (D)	324,088	318,277
Series 2005-AR3, Class A2,
3.078%, 03/25/2035 (G)	286,740	290,079
Series 2005-AR6, Class 2A1A (1
month LIBOR + 0.460%),
2.012%, 04/25/2045 (D)	666,407	654,488
Series 2005-AR8, Class 2AB2 (1
month LIBOR + 0.420%),
1.972%, 07/25/2045 (D)	351,150	348,341
Series 2005-AR8, Class 2AB3 (1
month LIBOR + 0.360%),
1.912%, 07/25/2045 (D)	343,693	338,829
Wells Fargo Commercial Mortgage Trust
Series 2013-BTC, Class E
3.550%, 04/16/2035 (A)(G)	380,000	363,703
Wells Fargo Mortgage Backed Securities
Trust
Series 2004-Z, Class 2A1
3.744%, 12/25/2034 (G)	214,378	218,106
Worldwide Plaza Trust
Series 2017-WWP, Class D
3.596%, 11/10/2036 (A)(G)	645,000	629,119
		26,793,020

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency – 1.0%
Federal Home Loan Mortgage Corp.
Series 2014-DN2, Class M2 (1 month
LIBOR + 1.650%),
3.202%, 04/25/2024 (D)	$268,209	$272,313
Series 2015-DNA1, Class M2 (1
month LIBOR + 1.850%),
3.402%, 10/25/2027 (D)	365,000	373,953
Series 2015-DNA1, Class M3 (1
month LIBOR + 3.300%),
4.852%, 10/25/2027 (D)	300,000	337,233
Series 2016-A3, Class M1 (1 month
LIBOR + 0.800%),
2.352%, 03/25/2029 (D)	364,783	365,423
Series 2016-DNA2, Class M2 (1
month LIBOR + 2.200%),
3.752%, 10/25/2028 (D)	1,119,993	1,135,511
Series 2017-DNA3, Class M1 (1
month LIBOR + 0.750%),
2.302%, 03/25/2030 (D)	576,022	578,241
Series 292, Class IO,
3.500%, 11/15/2027	611,080	65,445
Series 304, Class C42 IO,
4.000%, 12/15/2027	789,945	64,748
Federal National Mortgage Association
Series 2012-118, Class AI IO,
3.500%, 11/25/2037	872,226	93,292
Series 2013-39, Class KI IO,
4.000%, 05/25/2028	1,155,314	123,520
Series 2014-C02, Class 1M1 (1 month
LIBOR + 0.950%),
2.502%, 05/25/2024 (D)	87,540	87,851
Series 2014-C03, Class 1M1 (1 month
LIBOR + 0.950%),
2.502%, 10/25/2029 (D)	1,210,911	1,220,538
Series 2014-C04, Class 2M1 (1 month
LIBOR + 0.850%),
2.402%, 11/25/2029 (D)	737,352	741,449
Series 402, Class 3 IO,
4.000%, 11/25/2039	146,983	31,953
Series 402, Class 4 IO,
4.000%, 10/25/2039	143,167	27,242
Series 402, Class 7 IO,
4.500%, 11/25/2039	158,752	33,437
Series 406, Class 3 IO,
4.000%, 01/25/2041	153,924	30,878
Series 407, Class 4 IO,
4.500%, 03/25/2041	275,457	54,112
Series 407, Class 7 IO,
5.000%, 03/25/2041	657,830	127,377
Series 407, Class 8 IO,
5.000%, 03/25/2041	344,125	64,430
		5,828,946
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $31,890,105)		$32,621,966

ASSET BACKED SECURITIES –
4.4%
Aames Mortgage Investment Trust
Series 2005-4, Class M2 (1 month
LIBOR + 0.735%)
2.063%, 10/25/2035 (D)	573,639	576,016

The accompanying notes are an integral part of the financial statements.	103

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
Accredited Mortgage Loan Trust
Series 2005-2ACCR, Class M2 (1
month LIBOR + 0.660%)
2.212%, 07/25/2035 (D)	$211,655	$212,128
Aegis Asset Backed Securities Trust
Series 2005-2, Class M2 (1 month
LIBOR + 0.440%)
1.992%, 06/25/2035 (D)	262,931	260,616
Bravo Mortgage Asset Trust
Series 2006-1A, Class A2 (1 month
LIBOR + 0.240%)
1.792%, 07/25/2036 (A)(D)	589,883	587,976
Chase Issuance Trust
Series 2015-A7, Class A7
1.620%, 07/15/2020	430,000	429,656
CKE Restaurant Holdings, Inc.
Series 2013-1A, Class A2
4.474%, 03/20/2043 (A)	2,011,768	2,015,701
Coinstar Funding LLC
Series 2017-1A, Class A2
5.216%, 04/25/2047 (A)	1,596,975	1,658,127
DB Master Finance LLC
Series 2015-1A, Class A2II
3.980%, 02/20/2045 (A)	2,616,025	2,670,203
Series 2017-1A, Class A2I
3.629%, 11/20/2047 (A)	520,000	523,390
Domino’s Pizza Master Issuer LLC
Series 2015-1A, Class A2II
4.474%, 10/25/2045 (A)	1,876,425	1,916,881
Series 2017-1A, Class A2I (3 month
LIBOR + 1.250%)
2.617%, 07/25/2047 (A)(D)	2,049,863	2,053,696
Driven Brands Funding LLC
Series 2015-1A, Class A2
5.216%, 07/20/2045 (A)	475,300	491,132
First Franklin Mortgage Loan Trust
Series 2005-FF7, Class M2 (1 month
LIBOR + 0.470%)
2.022%, 07/25/2035 (D)	382,188	383,284
FOCUS Brands Funding LLC
Series 2017-1A, Class A2II
5.093%, 04/30/2047 (A)	606,950	634,682
GSAA Home Equity Trust
Series 2005-MTR1, Class A4 (1
month LIBOR + 0.370%)
1.922%, 10/25/2035 (D)	521,899	516,627
Home Equity Asset Trust
Series 2003-1, Class M1 (1 month
LIBOR + 1.500%)
2.828%, 06/25/2033 (D)	164,369	168,222
METAL LLC
Series 2017-1, Class A
4.581%, 10/15/2042 (A)	1,063,837	1,063,837
New Century Home Equity Loan Trust
Series 2005-1, Class M1 (1 month
LIBOR + 0.675%)
2.227%, 03/25/2035 (D)	760,000	759,031
Option One Mortgage Loan Trust
Series 2005-2, Class M1 (1 month
LIBOR + 0.660%)
2.212%, 05/25/2035 (D)	616,261	618,222
RASC Trust
Series 2005-KS7, Class M4 (1 month
LIBOR + 0.870%)
2.422%, 08/25/2035 (D)	340,000	342,067

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
Saxon Asset Securities Trust
Series 2006-2, Class A3C (1 month
LIBOR + 0.150%)
1.702%, 09/25/2036 (D)	$802,871	$798,582
Specialty Underwriting & Residential
Finance Trust
Series 2006-BC 1, Class A2D (1
month LIBOR + 0.300%)
1.628%, 12/25/2036 (D)	317,489	317,551
Structured Asset Investment Loan Trust
Series 2005-2, Class M2 (1 month
LIBOR + 0.735%)
2.287%, 03/25/2035 (D)	751,220	752,374
Taco Bell Funding LLC
Series 2016-1A, Class A23
4.970%, 05/25/2046 (A)	2,774,875	2,915,589
Towd Point Mortgage Trust
Series 2015-6, Class M2
3.750%, 04/25/2055 (A)(G)	625,000	642,175
Series 2017-3, Class A1
2.750%, 07/25/2057 (A)(G)	921,448	919,828
Verizon Owner Trust
Series 2017-1A, Class A
2.060%, 09/20/2021 (A)	615,000	613,456
Wendys Funding LLC
Series 2015-1A, Class A2II
4.080%, 06/15/2045 (A)	2,111,400	2,161,292
Series 2018-1A, Class A2I
3.573%, 03/15/2048 (A)	535,000	534,833
TOTAL ASSET BACKED SECURITIES (Cost $26,878,142)		$27,537,174

COMMON STOCKS – 2.6%
Consumer discretionary – 0.0%
Vertis Holdings, Inc. (H)(I)	8,371	0
Financials – 2.4%
American Express Company	6,645	659,915
BankUnited, Inc.	15,724	640,281
Capital One Financial Corp.	14,645	1,458,349
Commerce Bancshares, Inc.	25,995	1,451,552
Cullen/Frost Bankers, Inc.	13,755	1,301,911
First Republic Bank	10,630	920,983
Glacier Bancorp, Inc.	21,152	833,177
Investors Bancorp, Inc.	73,647	1,022,220
MB Financial, Inc.	15,567	693,043
Oritani Financial Corp.	35,820	587,448
Park National Corp.	7,109	739,336
SVB Financial Group (I)	4,564	1,066,926
Synovus Financial Corp.	37,548	1,800,051
The PNC Financial Services Group, Inc.	11,510	1,660,778
		14,835,970
Industrials – 0.1%
HC2 Holdings, Inc. (I)	88,710	527,825
Information technology – 0.1%
Avaya Holdings Corp. (I)	22,362	392,453
TOTAL COMMON STOCKS (Cost $10,884,310)		$15,756,248

PREFERRED SECURITIES – 6.2%
Energy – 0.6%
Hess Corp., 8.000%	16,450	952,126
Kinder Morgan, Inc., 9.750%	72,556	2,754,226
		3,706,352
Financials – 3.4%
First Republic Bank, 5.125%	28,400	721,360

The accompanying notes are an integral part of the financial statements.	104

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Financials (continued)
First Republic Bank, 5.500%	22,976	$593,930
First Tennessee Bank NA (Greater of 3
month LIBOR + 0.850% or 3.750%),
3.750% (A)(D)	2,315	1,828,850
Huntington Bancshares, Inc., 8.500%	1,476	2,073,780
IBERIABANK Corp. (6.600% to 5-1-26,
then 3 month LIBOR + 4.920%)	11,376	315,229
M&T Bank Corp., Series A, 6.375%	940	963,500
MB Financial, Inc., 6.000%	42,725	1,123,240
People’s United Financial, Inc. (5.625%
to 12-15-26, then 3 month LIBOR +
4.020%)	48,725	1,379,892
Regions Financial Corp., 6.375%	49,955	1,265,860
Stifel Financial Corp., 5.200%	55,425	1,377,866
SunTrust Banks, Inc. (3 month LIBOR +
0.530%), 4.000% (D)	24,525	603,070
The Hartford Financial Services
Group, Inc. (7.875% to 04-15-22, then
3 month LIBOR + 5.596%)	50,575	1,479,825
U.S. Bancorp (6.500% to 1-15-22, then 3
month LIBOR + 4.468%)	32,350	912,917
U.S. Bancorp (Greater of 3 month
LIBOR + 1.020% or 3.500%),
3.500% (D)	2,829	2,475,375
Valley National Bancorp (5.500% to
9-30-22, then 3 month LIBOR +
3.578%)	22,825	603,721
Valley National Bancorp (6.250% to
6-30-25, then 3 month LIBOR +
3.850%)	26,533	736,291
Wells Fargo & Company (5.850% to
9-15-23, then 3 month LIBOR +
3.090%)	27,605	745,335
Wells Fargo & Company (6.625% to
3-15-24, then 3 month LIBOR +
3.690%)	27,001	772,769
Wells Fargo & Company, Series L,
7.500%	368	482,076
Zions Bancorporation (6.950% to
9-15-23, then 3 month LIBOR +
3.890%)	22,575	679,508
		21,134,394
Health care – 0.3%
Allergan PLC, 5.500%	899	527,039
Becton, Dickinson and Company,
6.125%	28,695	1,661,441
		2,188,480
Industrials – 0.3%
Rexnord Corp., 5.750%	24,215	1,411,250
Stanley Black & Decker, Inc., 5.375%	3,200	392,096
		1,803,346
Real estate – 0.5%
American Tower Corp., 5.500%	13,410	1,686,308
Colony NorthStar, Inc., 7.125%	19,975	499,575
Crown Castle International Corp.,
6.875%	685	773,228
		2,959,111
Utilities – 1.1%
Dominion Energy, Inc., 6.750%	28,680	1,481,609
NextEra Energy, Inc., 6.123%	60,105	3,377,901
NextEra Energy, Inc., 6.371%	15,015	1,044,744

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
PREFERRED SECURITIES (continued)
Utilities (continued)
SCE Trust VI, 5.000%	29,325	$704,387
		6,608,641
TOTAL PREFERRED SECURITIES (Cost $36,851,321)		$38,400,324

WARRANTS – 0.4%
JPMorgan Chase & Co. (Expiration
date: 10-28-18; Strike Price:
$41.97) (I)	9,050	601,192
SunTrust Banks, Inc. (Expiration
date: 11-14-18; Strike Price:
$44.15) (I)	30,653	636,050
The PNC Financial Services Group, Inc.
(Expiration Date: 12-31-18; Strike
Price: $67.33) (I)	7,800	606,216
Wells Fargo & Company (Expiration
Date: 10-28-18; Strike Price:
$33.76) (I)	20,400	563,040
TOTAL WARRANTS (Cost $1,645,283)		$2,406,498

PURCHASED OPTIONS – 0.1%
Calls – 0.0%
Over the Counter Option on the EUR vs.
USD (Expiration Date: 12-31-18;
Strike Price: EUR 1.28;
Counterparty: U.S. Bank NA) (I)(J)	13,960,000	261,131
Puts – 0.1%
Over the Counter Option on the EUR vs.
JPY (Expiration Date: 9-28-18; Strike
Price: EUR 120.00;
Counterparty: Citibank NA) (I)(J)	16,781,035	86,982
Over the Counter Option on the GBP vs.
USD (Expiration Date: 6-29-18; Strike
Price: GBP 1.24;
Counterparty: Goldman Sachs &
Company) (I)(J)	17,235,000	54,405
Over the Counter Option on the USD vs.
CAD (Expiration Date: 1-18-18; Strike
Price: $1.28; Counterparty: RBC
Dominion Securities, Inc.) (I)(J)	5,520,000	90,826
Over the Counter Option on the USD vs.
CAD (Expiration Date: 9-7-18; Strike
Price: $1.25; Counterparty: Goldman
Sachs & Company) (I)(J)	15,330,000	341,138
Over the Counter Option on the USD vs.
JPY (Expiration Date: 9-12-18; Strike
Price: $100.50;
Counterparty: Goldman Sachs &
Company) (I)(J)	16,910,000	80,339
		653,690
TOTAL PURCHASED OPTIONS (Cost $1,504,243)		$914,821

SHORT-TERM INVESTMENTS – 2.4%
U.S. Government Agency – 1.6%
Federal Agricultural Mortgage Corp.
Discount Note
1.050%, 01/02/2018 *	$1,345,000	1,344,961
Federal Home Loan Bank Discount Note
0.800%, 01/02/2018 *	2,691,000	2,690,940
1.000%, 01/02/2018 *	897,000	896,975
1.050%, 01/02/2018 *	5,277,000	5,276,846
		10,209,722

The accompanying notes are an integral part of the financial statements.	105

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

	Shares or
	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement – 0.8%
Barclays Tri-Party Repurchase
Agreement dated 12-29-17 at 1.350%
to be repurchased at $555,083 on
1-2-18, collateralized by $526,100
U.S. Treasury Inflation Indexed Notes,
0.625% due 1-15-24 (valued at
$566,213, including interest)	$555,000	$555,000
Repurchase Agreement with State Street
Corp. dated 12-29-17 at 0.540% to be
repurchased at $4,158,249 on 1-2-18,
collateralized by $4,220,000
U.S. Treasury Notes, 2.250% due
1-31-24 (valued at $4,243,164,
including interest)	4,158,000	4,158,000
		4,713,000
TOTAL SHORT-TERM INVESTMENTS (Cost $14,922,722)		$14,922,722
Total Investments (Strategic Income Opportunities Trust)
(Cost $605,645,092) – 100.1%		$618,669,019
Other assets and liabilities, net – (0.1%)		(890,919)
TOTAL NET ASSETS – 100.0%		$617,778,100

Currency Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit

Strategic Income Opportunities Trust (continued)

NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar

Security Abbreviations and Legend

CMT	Constant Maturity Treasury
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $146,317,298 or 23.7% of the fund’s net assets as of 12-31-17.
(B)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(F)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(H)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(I)	Non-income producing security.
(J)	For this type of option, notional amounts are equivalent to number of contracts.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES

FUTURES

						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
10-Year U.S. Treasury Note Futures	444	Short	Mar 2018	$(55,450,312)	$(55,076,813)	$373,499
5-Year U.S. Treasury Note Futures	323	Short	Mar 2018	(37,728,238)	(37,520,992)	207,246
U.S. Treasury Long Bond Futures	144	Short	Mar 2018	(22,066,508)	(22,032,000)	34,508
						$615,253

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
BRL	10,236,189	USD	3,055,000	State Street Bank and Trust Company	3/21/2018	$4,985	—
CAD	17,304,598	USD	13,505,000	Bank of Nova Scotia	3/21/2018	275,792	—
CAD	17,346,160	USD	13,520,000	Goldman Sachs Bank USA	3/21/2018	293,891	—
CAD	12,957,216	USD	10,125,000	Toronto Dominion Bank	3/21/2018	193,685	—
NOK	86,675,000	SEK	87,689,098	Standard Chartered Bank	3/21/2018	—	($160,810)
SGD	3,786,527	USD	2,815,000	HSBC Bank USA	3/21/2018	19,506	—
SGD	9,706,781	USD	7,230,000	Standard Chartered Bank	3/21/2018	36,271	—
USD	7,948,302	AUD	10,546,551	Australia and New Zealand Banking Group	3/21/2018	—	(279,396)

The accompanying notes are an integral part of the financial statements.	106

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Strategic Income Opportunities Trust (continued)

FUTURES (continued)

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
USD	13,511,099	CAD	17,211,980	Bank of Nova Scotia	3/21/2018	—	($195,935)
USD	11,087,235	CAD	14,037,776	Royal Bank of Canada	3/21/2018	—	(91,972)
USD	13,505,000	CAD	17,229,645	Toronto Dominion Bank	3/21/2018	—	(216,102)
USD	1,613,135	DKK	10,115,000	Citibank N.A.	3/21/2018	—	(25,078)
USD	764,530	EUR	643,929	Citibank N.A.	3/21/2018	—	(11,671)
USD	2,940,081	GBP	2,192,320	HSBC Bank USA	3/21/2018	—	(27,440)
USD	50,390,876	NZD	72,918,236	State Street Bank and Trust Company	3/21/2018	—	(1,236,846)
USD	7,401,696	SEK	62,068,399	Goldman Sachs Bank USA	3/21/2018	—	(200,292)
USD	32,888,390	SGD	44,397,025	Standard Chartered Bank	3/21/2018	—	(346,192)
						$824,130	($2,791,734)

Derivatives Currency Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

Total Bond Market Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS – 65.3%
U.S. Government – 35.3%
U.S. Treasury Bonds
2.750%, 08/15/2047	$3,000,000	$3,000,378
3.000%, 02/15/2047	20,185,000	21,204,789
4.250%, 05/15/2039 to 11/15/2040	4,610,000	5,826,198
4.375%, 05/15/2041	1,830,000	2,365,419
4.625%, 02/15/2040	5,000,000	6,643,131
4.750%, 02/15/2041	2,000,000	2,712,284
7.875%, 02/15/2021	3,400,000	4,004,818
8.125%, 08/15/2021	1,400,000	1,695,207
8.750%, 08/15/2020	5,750,000	6,743,911
U.S. Treasury Notes
1.250%, 04/30/2019 to 01/31/2020	2,000,000	1,978,625
1.375%, 09/30/2018 to 10/31/2020	31,400,000	30,902,879
1.500%, 01/31/2019 to 03/31/2019	12,200,000	12,151,096
1.625%, 06/30/2019 to 12/31/2019	13,800,000	13,743,093
1.625%, 07/31/2020	16,500,000	16,371,280
1.750%, 09/30/2019	7,000,000	6,983,437
2.000%, 11/15/2021	24,650,000	24,575,284
2.000%, 02/15/2022	750,000	746,374
2.250%, 11/15/2027	19,595,000	19,312,437
2.750%, 02/15/2019	7,000,000	7,069,420
3.125%, 05/15/2021	13,100,000	13,553,458
		201,583,518
U.S. Government Agency – 30.0%
Federal Home Loan Bank
5.500%, 07/15/2036	190,000	260,399
Federal Home Loan Mortgage Corp.
2.375%, 01/13/2022	1,500,000	1,513,290
2.500%, TBA (A)	6,000,000	5,992,423
2.500%, 04/01/2031	2,366,434	2,364,046

Total Bond Market Trust (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan
Mortgage Corp. (continued)
3.000%, TBA (A)	$5,000,000	$5,001,972
3.000%, 10/01/2042 to 08/01/2046	5,792,831	5,815,198
3.500%, TBA (A)	4,300,000	4,416,956
3.500%, 12/01/2025 to 03/01/2045	4,966,612	5,131,849
3.618%, (12 month LIBOR +
1.868%), 08/01/2037 (B)	594,165	624,547
3.850%, (12 month LIBOR +
2.100%), 02/01/2037 (B)	65,598	69,485
4.000%, 02/01/2024 to 12/01/2040	1,412,329	1,488,351
4.500%, 05/01/2024 to 11/01/2041	2,609,379	2,791,881
5.000%, TBA (A)	2,300,000	2,470,555
5.000%, 06/01/2023 to 10/01/2040	640,453	696,669
5.500%, 02/01/2023 to 01/01/2039	840,857	931,774
6.000%, 10/01/2036 to 10/01/2038	401,992	453,994
6.250%, 07/15/2032	450,000	631,011
6.500%, 01/01/2021 to 09/01/2038	99,681	113,411
6.750%, 09/15/2029	1,200,000	1,669,604
7.000%, 04/01/2029 to 10/01/2038	75,523	87,433
7.500%, 09/01/2030 to 03/01/2032	10,940	12,793
8.000%, 02/01/2030	1,492	1,767
Federal National Mortgage Association
2.500%, TBA (A)	4,000,000	3,995,339
2.500%, 05/01/2028	1,366,304	1,373,038
2.625%, 09/06/2024	1,000,000	1,013,079
2.851%, (6 month LIBOR + 1.414%),
07/01/2034 (B)	202,034	206,208
2.943%, (12 month LIBOR +
1.318%), 01/01/2035 (B)	374,998	384,740
3.000%, TBA (A)	11,400,000	11,404,050

The accompanying notes are an integral part of the financial statements.	107

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Bond Market Trust (continued)

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National
Mortgage Association (continued)
3.000%, 01/01/2027 to 07/01/2046	$16,279,164	$16,420,498
3.074%, (1 Year CMT + 2.185%),
05/01/2036 (B)	94,490	99,820
3.381%, (12 month LIBOR +
1.617%), 09/01/2037 (B)	161,714	167,884
3.500%, TBA (A)	3,000,000	3,081,363
3.500%, 12/01/2025 to 07/01/2046	21,483,795	22,177,838
3.520%, (12 month LIBOR +
1.770%), 04/01/2037 (B)	428,324	450,474
3.638%, (12 month LIBOR +
1.888%), 10/01/2037 (B)	92,880	97,834
4.000%, 08/01/2020 to 11/01/2045	9,536,357	10,032,230
4.500%, 06/01/2018 to 06/01/2041	3,732,786	3,992,639
5.000%, 12/01/2018 to 07/01/2039	1,858,321	2,008,395
5.500%, 08/01/2021 to 11/01/2038	1,124,402	1,238,550
6.000%, 01/01/2021 to 08/01/2038	827,315	923,939
6.500%, 03/01/2022 to 12/01/2037	221,921	253,259
7.000%, 02/01/2031 to 10/01/2038	70,894	81,918
7.125%, 01/15/2030	209,000	300,978
7.250%, 05/15/2030	1,450,000	2,120,480
7.500%, 09/01/2030 to 08/01/2031	24,364	28,531
8.000%, 08/01/2030 to 09/01/2031	6,835	8,055
8.500%, 09/01/2030	1,051	1,263
Financing Corp.
8.600%, 09/26/2019	675,000	749,819
Government National
Mortgage Association
3.000%, TBA (A)	5,000,000	5,045,660
3.000%, 08/15/2043 to 04/20/2047	5,684,997	5,749,954
3.500%, TBA (A)	2,800,000	2,897,635
3.500%, 04/15/2042 to 02/20/2047	17,834,935	18,487,664
4.000%, 11/15/2026 to 09/20/2047	8,111,419	8,530,091
4.500%, 05/15/2019 to 10/20/2040	1,780,974	1,906,929
5.000%, 05/15/2018 to 07/20/2040	1,595,478	1,732,670
5.500%, 08/15/2023 to 09/20/2039	598,956	661,742
6.000%, 07/15/2029 to 10/15/2038	367,590	418,746
6.500%, 05/15/2028 to 12/15/2038	242,918	280,826
7.000%, 08/15/2029 to 05/15/2032	43,993	51,024
7.500%, 08/15/2029 to 01/15/2031	13,704	16,039
8.000%, 04/15/2031	7,987	9,706
8.500%, 09/15/2030	5,345	6,487
Tennessee Valley Authority
3.875%, 02/15/2021	700,000	738,217
		171,685,019
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $372,239,488)		$373,268,537

FOREIGN GOVERNMENT OBLIGATIONS – 1.9%
Brazil – 0.3%
Federative Republic of Brazil
4.250%, 01/07/2025 (C)	1,612,000	1,639,404
Canada – 0.3%
Province of British Columbia
6.500%, 01/15/2026	490,000	624,356
Province of Manitoba
9.625%, 12/01/2018	300,000	319,502
Province of Quebec
7.125%, 02/09/2024	150,000	185,283
7.500%, 07/15/2023	410,000	505,905
		1,635,046

Total Bond Market Trust (continued)

	Shares or
	Principal
	Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Chile – 0.1%
Republic of Chile
3.875%, 08/05/2020	$510,000	$531,835
Colombia – 0.1%
Republic of Colombia
4.375%, 07/12/2021	550,000	579,975
Israel – 0.2%
Government of Israel
5.125%, 03/26/2019	530,000	549,864
5.500%, 09/18/2023	455,000	529,374
		1,079,238
Italy – 0.1%
Republic of Italy
6.875%, 09/27/2023	300,000	354,630
Mexico – 0.2%
Government of Mexico
6.050%, 01/11/2040	930,000	1,095,540
Panama – 0.1%
Republic of Panama
6.700%, 01/26/2036	370,000	492,470
Peru – 0.1%
Republic of Peru
6.550%, 03/14/2037	250,000	338,125
7.125%, 03/30/2019	120,000	128,160
		466,285
Philippines – 0.2%
Republic of Philippines
4.000%, 01/15/2021	1,000,000	1,048,822
Poland – 0.0%
Republic of Poland
6.375%, 07/15/2019	110,000	116,600
South Africa – 0.1%
Republic of South Africa
5.500%, 03/09/2020	740,000	776,793
Turkey – 0.1%
Republic of Turkey
6.000%, 01/14/2041	400,000	404,310
6.250%, 09/26/2022	400,000	434,081
		838,391
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $10,349,604)		$10,655,029

CORPORATE BONDS – 27.0%
Consumer discretionary – 2.6%
21st Century Fox America, Inc.
6.650%, 11/15/2037	440,000	604,762
American Honda Finance Corp.
2.150%, 03/13/2020	250,000	249,310
2.450%, 09/24/2020	470,000	471,498
AutoZone, Inc.
3.250%, 04/15/2025	1,000,000	995,943
Brinker International, Inc.
3.875%, 05/15/2023	250,000	242,500
CBS Corp.
4.300%, 02/15/2021	150,000	156,715
Comcast Corp.
2.350%, 01/15/2027	455,000	429,574
3.375%, 02/15/2025	600,000	615,905
5.700%, 07/01/2019	310,000	326,285
6.500%, 11/15/2035	255,000	344,522
Discovery Communications LLC
5.625%, 08/15/2019	154,000	161,524

The accompanying notes are an integral part of the financial statements.	108

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Bond Market Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Ford Motor Credit Company LLC
3.336%, 03/18/2021	$1,000,000	$1,015,541
General Motors Financial Company, Inc.
5.250%, 03/01/2026	650,000	714,575
Grupo Televisa SAB
6.625%, 01/15/2040	220,000	270,385
Historic TW, Inc.
7.570%, 02/01/2024	240,000	296,234
Hyatt Hotels Corp.
3.375%, 07/15/2023	250,000	255,420
Johnson Controls, Inc.
5.700%, 03/01/2041	150,000	176,770
Lowe’s Companies, Inc.
3.375%, 09/15/2025	460,000	473,862
McDonald’s Corp.
3.625%, 05/20/2021	250,000	259,339
5.000%, 02/01/2019	228,000	235,101
NBCUniversal Media LLC
5.150%, 04/30/2020	230,000	245,031
Newell Brands, Inc.
2.150%, 10/15/2018	250,000	250,217
3.900%, 11/01/2025	250,000	255,852
O’Reilly Automotive, Inc.
4.875%, 01/14/2021	300,000	318,549
TCI Communications, Inc.
7.125%, 02/15/2028	110,000	143,911
The Home Depot, Inc.
2.625%, 06/01/2022	400,000	402,182
3.350%, 09/15/2025	752,000	776,984
4.250%, 04/01/2046	390,000	435,141
5.875%, 12/16/2036	280,000	378,634
The Walt Disney Company
1.500%, 09/17/2018	500,000	498,699
3.150%, 09/17/2025	500,000	509,340
Time Warner Cable LLC
4.125%, 02/15/2021	60,000	61,782
Time Warner Entertainment Company LP
8.375%, 07/15/2033	525,000	721,956
Time Warner, Inc.
4.850%, 07/15/2045	500,000	524,671
7.625%, 04/15/2031	285,000	394,321
Toyota Motor Credit Corp.
3.400%, 09/15/2021	320,000	331,080
Viacom, Inc.
4.500%, 03/01/2021	120,000	124,909
		14,669,024
Consumer staples – 1.8%
Altria Group, Inc.
4.500%, 05/02/2043	500,000	542,822
9.250%, 08/06/2019	105,000	116,397
Anheuser-Busch InBev Finance, Inc.
3.650%, 02/01/2026	800,000	825,376
4.900%, 02/01/2046	500,000	578,979
Anheuser-Busch InBev Worldwide, Inc.
6.875%, 11/15/2019	460,000	498,372
7.750%, 01/15/2019	335,000	353,775
Bunge, Ltd. Finance Corp.
8.500%, 06/15/2019	160,000	173,309
Campbell Soup Company
4.500%, 02/15/2019	300,000	307,305
Conagra Brands, Inc.
9.750%, 03/01/2021	175,000	209,659
CVS Health Corp.
3.875%, 07/20/2025	650,000	669,259
4.125%, 05/15/2021	60,000	62,332

Total Bond Market Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
CVS Pass-Through Trust
8.353%, 07/10/2031 (D)	$79,835	$102,891
Diageo Capital PLC
4.828%, 07/15/2020	95,000	100,948
Edgewell Personal Care Company
4.700%, 05/19/2021	250,000	258,125
General Mills, Inc.
5.650%, 02/15/2019	315,000	326,866
Kellogg Company
4.150%, 11/15/2019	30,000	31,002
Kraft Heinz Foods Company
3.000%, 06/01/2026	495,000	476,200
3.950%, 07/15/2025	600,000	619,579
6.125%, 08/23/2018	66,000	67,704
6.875%, 01/26/2039	40,000	52,619
PepsiCo, Inc.
2.850%, 02/24/2026	495,000	490,934
4.000%, 03/05/2042	270,000	285,961
5.500%, 01/15/2040	280,000	358,787
Philip Morris International, Inc.
3.600%, 11/15/2023	250,000	258,696
4.125%, 05/17/2021	320,000	335,973
Reynolds American, Inc.
3.250%, 11/01/2022 (C)	270,000	273,619
SC Johnson & Son, Inc.
4.000%, 05/15/2043 (D)	250,000	260,190
The Coca-Cola Company
3.150%, 11/15/2020	560,000	575,236
Walgreen Company
5.250%, 01/15/2019	84,000	86,538
Wal-Mart Stores, Inc.
6.200%, 04/15/2038	99,000	139,713
7.550%, 02/15/2030	410,000	596,211
		10,035,377
Energy – 2.8%
Anadarko Petroleum Corp.
6.450%, 09/15/2036	280,000	342,725
Apache Corp.
3.625%, 02/01/2021	250,000	255,916
BP Capital Markets PLC
2.750%, 05/10/2023	250,000	250,065
Canadian Natural Resources, Ltd.
6.250%, 03/15/2038	290,000	361,900
Cenovus Energy, Inc.
5.700%, 10/15/2019	40,000	42,072
Chevron Corp.
1.961%, 03/03/2020	850,000	846,963
4.950%, 03/03/2019	90,000	93,006
DCP Midstream Operating LP
9.750%, 03/15/2019 (D)	95,000	102,719
Devon Energy Corp.
5.000%, 06/15/2045	485,000	540,576
Devon Financing Company LLC
7.875%, 09/30/2031	170,000	233,298
Enbridge Energy Partners LP
9.875%, 03/01/2019	125,000	135,266
Enbridge, Inc.
3.700%, 07/15/2027	400,000	401,571
Encana Corp.
6.500%, 08/15/2034	270,000	333,444
Energy Transfer LP
6.125%, 12/15/2045	350,000	379,780
6.500%, 02/01/2042	50,000	56,896
6.700%, 07/01/2018	250,000	255,520

The accompanying notes are an integral part of the financial statements.	109

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Bond Market Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Ensco PLC
4.700%, 03/15/2021	$360,000	$352,573
Enterprise Products Operating LLC
4.850%, 08/15/2042	280,000	307,224
6.875%, 03/01/2033	130,000	170,784
EOG Resources, Inc.
4.100%, 02/01/2021	300,000	312,775
Exxon Mobil Corp.
2.397%, 03/06/2022	750,000	748,706
Kinder Morgan Energy Partners LP
4.300%, 05/01/2024	700,000	728,667
6.375%, 03/01/2041	60,000	69,692
6.500%, 09/01/2039	180,000	212,289
9.000%, 02/01/2019	60,000	64,052
Kinder Morgan, Inc.
5.550%, 06/01/2045	375,000	410,067
Magellan Midstream Partners LP
6.550%, 07/15/2019	180,000	190,646
Marathon Oil Corp.
3.850%, 06/01/2025	500,000	508,848
Nabors Industries, Inc.
9.250%, 01/15/2019	105,000	111,300
Nexen Energy ULC
6.200%, 07/30/2019	120,000	125,926
Noble Holding International, Ltd.
6.050%, 03/01/2041	50,000	34,250
Occidental Petroleum Corp.
4.100%, 02/01/2021	300,000	314,173
ONEOK Partners LP
6.650%, 10/01/2036	268,000	328,727
Petrobras Global Finance BV
4.375%, 05/20/2023	365,000	360,974
5.375%, 01/27/2021	400,000	416,000
6.750%, 01/27/2041	80,000	79,989
8.375%, 12/10/2018	90,000	94,383
Petro-Canada
5.950%, 05/15/2035	235,000	294,014
Petroleos Mexicanos
4.875%, 01/18/2024	500,000	517,975
5.500%, 01/21/2021	320,000	339,520
6.625%, 06/15/2035	230,000	245,718
Repsol Oil & Gas Canada, Inc.
3.750%, 02/01/2021	60,000	60,332
Shell International Finance BV
4.375%, 05/11/2045	1,000,000	1,123,336
6.375%, 12/15/2038	90,000	125,380
Southern Natural Gas Company LLC
4.400%, 06/15/2021	250,000	261,594
Sunoco Logistics Partners Operations LP
3.450%, 01/15/2023	170,000	168,993
The Williams Companies, Inc.
7.875%, 09/01/2021	190,000	219,450
Tosco Corp.
8.125%, 02/15/2030	383,000	544,249
Total Capital SA
4.125%, 01/28/2021	40,000	42,115
4.250%, 12/15/2021	60,000	63,857
TransCanada PipeLines, Ltd.
5.850%, 03/15/2036	405,000	507,595
Valero Energy Corp.
7.500%, 04/15/2032	270,000	363,732
Williams Partners LP
5.250%, 03/15/2020	400,000	422,506
		15,874,128

Total Bond Market Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials – 8.5%
AEGON Funding Company LLC
5.750%, 12/15/2020	$165,000	$179,200
American Express Company
2.650%, 12/02/2022	345,000	342,552
American International Group, Inc.
6.250%, 05/01/2036	430,000	554,658
Asian Development Bank
5.593%, 07/16/2018	590,000	601,916
Bank of America Corp.
2.000%, 01/11/2018	500,000	500,010
2.625%, 10/19/2020	400,000	403,329
3.300%, 01/11/2023	800,000	818,285
6.875%, 11/15/2018	120,000	124,967
4.450%, 03/03/2026	700,000	746,994
7.750%, 05/14/2038	480,000	718,741
Bank of America Corp. (3.004% to
12-20-22, then 3 month LIBOR +
0.790%) 12/20/2023 (D)	386,000	386,937
Bank of America Corp. (3.419% to
12-20-27, then 3 month LIBOR +
1.040%) 12/20/2028 (D)	1,312,000	1,311,877
Bank of America Corp. (4.443% to
1-20-47, then 3 month LIBOR +
1.990%) 01/20/2048	500,000	562,945
Barclays PLC
4.375%, 01/12/2026	500,000	520,110
Berkshire Hathaway Finance Corp.
4.250%, 01/15/2021	60,000	63,444
5.400%, 05/15/2018	105,000	106,311
Berkshire Hathaway, Inc.
3.125%, 03/15/2026	500,000	505,526
Branch Banking & Trust Company
2.850%, 04/01/2021	500,000	506,815
Capital One Bank USA NA
3.375%, 02/15/2023	360,000	363,501
Capital One Financial Corp.
3.200%, 02/05/2025	2,000,000	1,979,978
Citigroup, Inc.
2.350%, 08/02/2021	500,000	494,498
2.400%, 02/18/2020	1,500,000	1,499,694
5.500%, 09/13/2025	400,000	450,512
Citigroup, Inc. (4.281% to 4-24-47, then
3 month LIBOR + 1.839%)
04/24/2048	500,000	542,333
Cooperatieve Rabobank UA
4.500%, 01/11/2021	500,000	529,928
Credit Suisse AG
3.000%, 10/29/2021	750,000	757,612
Credit Suisse Group Funding
Guernsey, Ltd.
3.450%, 04/16/2021	575,000	588,371
3.750%, 03/26/2025	250,000	255,038
Discover Financial Services
5.200%, 04/27/2022	120,000	129,148
European Bank for Reconstruction &
Development
1.000%, 09/17/2018	500,000	497,451
European Investment Bank
1.750%, 06/17/2019	1,750,000	1,743,923
2.875%, 09/15/2020	700,000	713,583
GE Capital International Funding
Company Unlimited Company
4.418%, 11/15/2035	822,000	888,994
HSBC Holdings PLC
2.950%, 05/25/2021	575,000	578,895

The accompanying notes are an integral part of the financial statements.	110

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Bond Market Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
HSBC Holdings PLC (continued)
6.500%, 09/15/2037	$660,000	$867,363
HSBC USA, Inc.
2.350%, 03/05/2020	1,000,000	999,817
Inter-American Development Bank
1.875%, 03/15/2021	1,100,000	1,089,869
7.000%, 06/15/2025	325,000	414,270
International Bank for Reconstruction &
Development
2.125%, 11/01/2020	1,300,000	1,299,592
International Finance Corp.
0.875%, 06/15/2018	600,000	597,828
Jefferies Group LLC
5.125%, 04/13/2018	330,000	332,705
JPMorgan Chase & Co.
3.300%, 04/01/2026	700,000	705,338
3.375%, 05/01/2023	500,000	508,156
3.875%, 02/01/2024	1,300,000	1,365,954
4.350%, 08/15/2021	710,000	752,960
6.400%, 05/15/2038	125,000	171,870
KeyCorp
5.100%, 03/24/2021	250,000	269,394
KFW
1.000%, 06/11/2018	500,000	498,429
1.875%, 04/01/2019	1,000,000	998,992
4.375%, 03/15/2018	360,000	361,947
Lincoln National Corp.
7.000%, 06/15/2040	150,000	206,618
MetLife, Inc.
4.600%, 05/13/2046	500,000	569,808
6.817%, 08/15/2018	190,000	195,561
Moody’s Corp.
5.500%, 09/01/2020	60,000	64,608
Morgan Stanley
2.650%, 01/27/2020	300,000	301,338
2.800%, 06/16/2020	485,000	489,345
3.700%, 10/23/2024	950,000	981,445
4.100%, 05/22/2023	750,000	781,266
7.300%, 05/13/2019	110,000	117,262
National Rural Utilities Cooperative
Finance Corp.
10.375%, 11/01/2018	180,000	192,297
Northern Trust Corp.
3.450%, 11/04/2020	300,000	308,914
PartnerRe Finance B LLC
5.500%, 06/01/2020	60,000	63,801
Prudential Financial, Inc.
5.375%, 06/21/2020	280,000	299,808
Reinsurance Group of America, Inc.
5.000%, 06/01/2021	50,000	53,460
Royal Bank of Canada
2.200%, 07/27/2018	600,000	600,877
State Street Corp.
3.100%, 05/15/2023	250,000	252,132
Stifel Financial Corp.
4.250%, 07/18/2024	500,000	512,053
Sumitomo Mitsui Financial Group, Inc.
3.784%, 03/09/2026	550,000	568,593
The Bank of New York Mellon Corp.
2.450%, 11/27/2020	450,000	451,641
The Bank of Nova Scotia
2.350%, 10/21/2020	400,000	398,962
The Chubb Corp.
5.750%, 05/15/2018	275,000	278,771

Total Bond Market Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
The Goldman Sachs Group, Inc.
2.625%, 04/25/2021	$600,000	$599,525
3.500%, 01/23/2025	750,000	761,705
3.625%, 01/22/2023	500,000	516,443
3.750%, 02/25/2026	500,000	512,917
6.125%, 02/15/2033	375,000	477,679
7.500%, 02/15/2019	240,000	253,623
The Hartford Financial Services
Group, Inc.
5.950%, 10/15/2036	170,000	216,372
The PNC Financial Services Group, Inc.
6.700%, 06/10/2019	310,000	328,854
The Toronto-Dominion Bank
1.800%, 07/13/2021	500,000	489,583
The Travelers Companies, Inc.
5.900%, 06/02/2019	310,000	325,514
Thomson Reuters Corp.
4.500%, 05/23/2043	250,000	258,389
Travelers Property Casualty Corp.
7.750%, 04/15/2026	50,000	65,731
U.S. Bancorp
3.000%, 03/15/2022	600,000	611,889
Wells Fargo & Company
5.375%, 02/07/2035	1,500,000	1,832,348
Wells Fargo & Company, Series M
3.450%, 02/13/2023	750,000	764,176
Westpac Banking Corp.
2.000%, 08/19/2021	600,000	588,842
XLIT, Ltd.
5.750%, 10/01/2021	310,000	340,202
		48,834,912
Health care – 2.3%
Abbott Laboratories
2.950%, 03/15/2025	300,000	294,261
3.750%, 11/30/2026	500,000	513,294
AbbVie, Inc.
2.900%, 11/06/2022	500,000	500,950
3.200%, 05/14/2026	716,000	713,692
4.400%, 11/06/2042	260,000	278,519
Agilent Technologies, Inc.
3.875%, 07/15/2023	250,000	258,894
Allergan Funding SCS
3.800%, 03/15/2025	861,000	876,342
4.750%, 03/15/2045	321,000	341,429
Amgen, Inc.
4.400%, 05/01/2045	260,000	282,636
4.663%, 06/15/2051	159,000	177,668
5.700%, 02/01/2019	450,000	467,048
Anthem, Inc.
4.650%, 08/15/2044	150,000	164,591
Becton, Dickinson and Company
3.250%, 11/12/2020	300,000	304,281
Celgene Corp.
3.875%, 08/15/2025	600,000	620,906
Cigna Corp.
4.000%, 02/15/2022	280,000	292,389
Express Scripts Holding Company
6.125%, 11/15/2041	330,000	404,376
Gilead Sciences, Inc.
3.650%, 03/01/2026	600,000	622,283
4.500%, 04/01/2021	330,000	351,624
GlaxoSmithKline Capital, Inc.
6.375%, 05/15/2038	210,000	296,040
Johnson & Johnson
5.850%, 07/15/2038	285,000	385,846

The accompanying notes are an integral part of the financial statements.	111

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Bond Market Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Laboratory Corp. of America Holdings
4.625%, 11/15/2020	$280,000	$294,626
Life Technologies Corp.
5.000%, 01/15/2021	310,000	327,948
McKesson Corp.
4.750%, 03/01/2021	150,000	158,961
Medtronic, Inc.
5.600%, 03/15/2019	165,000	171,451
Merck & Company, Inc.
2.750%, 02/10/2025	850,000	846,359
Mylan, Inc.
2.600%, 06/24/2018	250,000	250,415
Novartis Securities Investment, Ltd.
5.125%, 02/10/2019	80,000	82,632
Pfizer, Inc.
2.750%, 06/03/2026	713,000	703,616
4.400%, 05/15/2044	264,000	302,751
Pharmacia LLC
6.500%, 12/01/2018	335,000	348,637
Quest Diagnostics, Inc.
4.700%, 03/30/2045	500,000	531,629
Thermo Fisher Scientific, Inc.
4.150%, 02/01/2024	350,000	371,193
UnitedHealth Group, Inc.
4.375%, 03/15/2042	50,000	55,180
5.800%, 03/15/2036	300,000	389,835
		12,982,302
Industrials – 1.9%
3M Company
3.000%, 08/07/2025	330,000	333,978
Burlington Northern Santa Fe LLC
4.400%, 03/15/2042	50,000	56,124
4.700%, 10/01/2019	250,000	260,560
Canadian Pacific Railway Company
4.450%, 03/15/2023	300,000	319,945
Caterpillar Financial Services Corp.
1.700%, 06/16/2018	485,000	484,721
Caterpillar, Inc.
3.400%, 05/15/2024	500,000	519,380
CSX Corp.
3.350%, 11/01/2025	420,000	426,914
3.700%, 10/30/2020	270,000	278,893
Emerson Electric Company
2.625%, 12/01/2021	250,000	252,016
4.875%, 10/15/2019	250,000	261,266
FedEx Corp.
3.875%, 08/01/2042	420,000	417,784
8.000%, 01/15/2019	50,000	52,915
Fluor Corp.
3.375%, 09/15/2021	320,000	327,101
General Electric Company
4.500%, 03/11/2044	500,000	553,395
6.750%, 03/15/2032	66,000	90,379
6.875%, 01/10/2039	168,000	241,914
Ingersoll-Rand Global Holding
Company, Ltd.
6.875%, 08/15/2018	340,000	349,846
John Deere Capital Corp.
1.700%, 01/15/2020	550,000	544,608
L3 Technologies, Inc.
4.750%, 07/15/2020	150,000	157,795
Norfolk Southern Corp.
4.837%, 10/01/2041	240,000	279,489
Northrop Grumman Corp.
3.500%, 03/15/2021	150,000	154,673

Total Bond Market Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Pitney Bowes, Inc.
6.250%, 03/15/2019	$180,000	$185,400
Precision Castparts Corp.
3.250%, 06/15/2025	500,000	510,957
Ryder System, Inc.
2.450%, 11/15/2018	250,000	250,624
Snap-on, Inc.
6.125%, 09/01/2021	310,000	348,960
The Boeing Company
1.650%, 10/30/2020	438,000	432,068
2.600%, 10/30/2025	438,000	431,935
8.750%, 09/15/2031	90,000	138,303
Union Pacific Corp.
3.250%, 08/15/2025	500,000	513,245
3.799%, 10/01/2051	313,000	318,795
4.000%, 02/01/2021	280,000	293,071
4.050%, 11/15/2045	500,000	539,918
United Technologies Corp.
6.125%, 07/15/2038	225,000	298,071
		10,625,043
Information technology – 2.5%
Alphabet, Inc.
3.625%, 05/19/2021	320,000	334,958
Apple, Inc.
2.400%, 05/03/2023	800,000	791,647
2.450%, 08/04/2026	1,060,000	1,015,667
3.250%, 02/23/2026	500,000	510,152
Applied Materials, Inc.
2.625%, 10/01/2020	470,000	475,116
3.900%, 10/01/2025	470,000	498,746
5.100%, 10/01/2035	470,000	564,728
Automatic Data Processing, Inc.
3.375%, 09/15/2025	752,000	775,990
Baidu, Inc.
3.000%, 06/30/2020	250,000	250,981
4.125%, 06/30/2025 (C)	250,000	259,393
Cisco Systems, Inc.
5.900%, 02/15/2039	80,000	109,294
eBay, Inc.
3.250%, 10/15/2020	250,000	254,700
Fiserv, Inc.
2.700%, 06/01/2020	250,000	251,547
HP, Inc.
3.750%, 12/01/2020	49,000	50,560
IBM Corp.
3.450%, 02/19/2026	1,115,000	1,151,978
4.000%, 06/20/2042	210,000	222,198
5.600%, 11/30/2039	21,000	27,418
Intel Corp.
2.700%, 12/15/2022	690,000	697,576
Leidos Holdings, Inc.
4.450%, 12/01/2020	300,000	311,250
Microsoft Corp.
2.000%, 11/03/2020	438,000	436,263
3.125%, 11/03/2025	438,000	447,062
3.750%, 05/01/2043	500,000	523,859
4.450%, 11/03/2045	438,000	512,902
Oracle Corp.
2.400%, 09/15/2023	435,000	429,490
2.650%, 07/15/2026	310,000	302,150
2.950%, 05/15/2025	550,000	552,251
4.125%, 05/15/2045	500,000	538,770
QUALCOMM, Inc.
3.450%, 05/20/2025	500,000	501,020

The accompanying notes are an integral part of the financial statements.	112

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Bond Market Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
The Western Union Company
3.650%, 08/22/2018	$100,000	$100,897
Visa, Inc.
2.200%, 12/14/2020	463,000	462,600
3.150%, 12/14/2025	463,000	473,205
4.300%, 12/14/2045	463,000	526,369
Xerox Corp.
6.750%, 12/15/2039	60,000	63,023
		14,423,760
Materials – 0.9%
Agrium, Inc.
6.750%, 01/15/2019	350,000	365,788
Barrick North America Finance LLC
4.400%, 05/30/2021	61,000	64,563
E.I. du Pont de Nemours & Company
3.625%, 01/15/2021	180,000	186,008
Freeport-McMoRan, Inc.
3.875%, 03/15/2023	500,000	497,500
Monsanto Company
2.850%, 04/15/2025	300,000	293,314
Newmont Mining Corp.
4.875%, 03/15/2042	270,000	299,378
Potash Corp. of Saskatchewan, Inc.
5.625%, 12/01/2040	150,000	180,769
PPG Industries, Inc.
3.600%, 11/15/2020	300,000	307,654
Praxair, Inc.
2.450%, 02/15/2022	240,000	240,351
Rio Tinto Alcan, Inc.
6.125%, 12/15/2033	100,000	127,349
Rio Tinto Finance USA PLC
4.750%, 03/22/2042	270,000	315,779
Rio Tinto Finance USA, Ltd.
3.750%, 06/15/2025	485,000	508,276
5.200%, 11/02/2040	250,000	306,771
Teck Resources, Ltd.
4.500%, 01/15/2021	70,000	72,184
6.250%, 07/15/2041	270,000	309,150
The Dow Chemical Company
4.375%, 11/15/2042	590,000	620,252
9.400%, 05/15/2039	130,000	222,068
Vale Overseas, Ltd.
6.875%, 11/10/2039	350,000	429,188
		5,346,342
Real estate – 0.6%
Boston Properties LP
4.125%, 05/15/2021	300,000	313,518
Crown Castle International Corp.
3.700%, 06/15/2026	400,000	399,622
Essex Portfolio LP
5.200%, 03/15/2021	60,000	64,244
HCP, Inc.
3.875%, 08/15/2024	400,000	409,334
Kimco Realty Corp.
6.875%, 10/01/2019	60,000	64,478
Simon Property Group LP
3.375%, 06/15/2027 (C)	500,000	503,642
3.500%, 09/01/2025	441,500	451,870
SL Green Operating Partnership LP
3.250%, 10/15/2022	500,000	498,017
Ventas Realty LP
4.750%, 06/01/2021	60,000	63,576
Welltower, Inc.
4.950%, 01/15/2021	320,000	340,006

Total Bond Market Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Real estate (continued)
Weyerhaeuser Company
4.700%, 03/15/2021	$150,000	$159,277
		3,267,584
Telecommunication services – 1.3%
America Movil SAB de CV
3.125%, 07/16/2022	500,000	505,765
5.000%, 03/30/2020	61,000	64,285
AT&T, Inc.
3.000%, 02/15/2022	500,000	500,961
4.125%, 02/17/2026	575,000	587,997
4.300%, 12/15/2042	20,000	18,773
4.500%, 03/09/2048	500,000	468,075
4.750%, 05/15/2046	900,000	879,491
5.150%, 03/15/2042	50,000	51,838
6.375%, 03/01/2041	360,000	424,349
British Telecommunications PLC
9.125%, 12/15/2030	190,000	283,783
Deutsche Telekom International Finance
BV
8.750%, 06/15/2030	146,000	215,952
Telefonica Emisiones SAU
7.045%, 06/20/2036	230,000	308,375
Telefonica Europe BV
8.250%, 09/15/2030	350,000	493,309
Verizon Communications, Inc.
2.625%, 02/21/2020	517,000	521,338
4.272%, 01/15/2036	458,000	455,303
4.522%, 09/15/2048	760,000	747,650
4.600%, 04/01/2021	650,000	691,442
Vodafone Group PLC
4.375%, 03/16/2021	110,000	116,389
5.450%, 06/10/2019	320,000	334,392
		7,669,467
Utilities – 1.8%
Berkshire Hathaway Energy Company
4.500%, 02/01/2045	500,000	558,465
6.125%, 04/01/2036	436,000	584,607
CenterPoint Energy Resources Corp.
4.500%, 01/15/2021	246,000	257,268
Consolidated Edison Company of New
York, Inc.
7.125%, 12/01/2018	295,000	307,540
Dominion Energy, Inc.
3.900%, 10/01/2025	242,000	252,494
5.200%, 08/15/2019	110,000	114,821
Duke Energy Carolinas LLC
6.000%, 01/15/2038	200,000	268,894
7.000%, 11/15/2018	290,000	302,554
Duke Energy Corp.
3.750%, 04/15/2024	500,000	522,099
4.800%, 12/15/2045	500,000	577,326
Entergy Corp.
5.125%, 09/15/2020	310,000	327,488
Entergy Texas, Inc.
7.125%, 02/01/2019	50,000	52,524
Exelon Corp.
3.400%, 04/15/2026	542,000	542,037
5.150%, 12/01/2020	310,000	330,075
Exelon Generation Company LLC
6.250%, 10/01/2039	160,000	187,039
Florida Power & Light Company
5.650%, 02/01/2037	290,000	370,231
Georgia Power Company
5.950%, 02/01/2039	335,000	421,928

The accompanying notes are an integral part of the financial statements.	113

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Bond Market Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Hydro-Quebec
8.400%, 01/15/2022	$250,000	$299,180
Indiana Michigan Power Company
6.050%, 03/15/2037	187,000	242,136
NiSource Finance Corp.
6.800%, 01/15/2019	59,000	61,658
Oncor Electric Delivery Company LLC
7.500%, 09/01/2038	188,000	284,191
Pacific Gas & Electric Company
3.500%, 10/01/2020	60,000	61,475
6.050%, 03/01/2034	454,000	571,890
PacifiCorp
6.000%, 01/15/2039	335,000	449,832
Pennsylvania Electric Company
5.200%, 04/01/2020	300,000	316,622
PPL Capital Funding, Inc.
3.400%, 06/01/2023	250,000	255,011
PPL WEM, Ltd.
5.375%, 05/01/2021 (D)	60,000	64,298
Progress Energy, Inc.
4.400%, 01/15/2021	305,000	319,690
7.050%, 03/15/2019	50,000	52,781
Public Service Electric & Gas Company
3.000%, 05/15/2025	250,000	250,558
San Diego Gas & Electric Company
6.125%, 09/15/2037	202,000	269,425
Southern California Edison Company
5.350%, 07/15/2035	130,000	159,715
The Southern Company
3.250%, 07/01/2026	572,000	560,822
Virginia Electric & Power Company
3.450%, 09/01/2022	50,000	51,633
8.875%, 11/15/2038	190,000	327,133
		10,575,440
TOTAL CORPORATE BONDS (Cost
$142,736,980)		$154,303,379

MUNICIPAL BONDS – 0.8%
Bay Area Toll Authority (California)
6.907%, 10/01/2050	50,000	78,972
Illinois State Toll Highway Authority
6.184%, 01/01/2034	150,000	194,693
Maryland State Transportation Authority
5.888%, 07/01/2043	60,000	80,039
Metropolitan Washington Airports
Authority Dulles Toll Road
7.462%, 10/01/2046	40,000	61,372
New Jersey Turnpike Authority
7.102%, 01/01/2041	90,000	134,454
New York State Dormitory Authority
5.628%, 03/15/2039	340,000	424,643
New York State Urban Development
Corp.
5.770%, 03/15/2039	300,000	366,771
North Carolina Turnpike Authority
6.700%, 01/01/2039	60,000	62,677
State of California
7.300%, 10/01/2039	400,000	596,744
7.500%, 04/01/2034	80,000	118,466
State of Illinois, GO
5.100%, 06/01/2033	115,000	114,809
7.350%, 07/01/2035	280,000	323,728
State of Texas
5.517%, 04/01/2039	260,000	341,328

Total Bond Market Trust (continued)

	Shares or
	Principal
	Amount	Value
MUNICIPAL BONDS (continued)
State of Utah
3.539%, 07/01/2025	$390,000	$406,517
4.554%, 07/01/2024	260,000	281,276
State of Washington
5.481%, 08/01/2039	260,000	334,441
Texas Transportation Commission State
Highway Fund
5.178%, 04/01/2030	310,000	372,446
University of California
5.770%, 05/15/2043	320,000	418,547
TOTAL MUNICIPAL BONDS (Cost $3,855,076)		$4,711,923

COLLATERALIZED MORTGAGE
OBLIGATIONS – 2.9%
Commercial and residential – 2.1%
Banc of America Commercial Mortgage
Trust
Series 2015-UBS7, Class A4
3.705%, 09/15/2048	145,000	151,519
BANK
Series 2017-BNK6, Class A4
3.254%, 07/15/2060	2,000,000	2,023,165
Commercial Mortgage Trust (Cantor
Fitzgerald/Deutsche Bank AG)
Series 2012-CR3, Class A3,
2.822%, 10/15/2045	500,000	500,781
Series 2012-CR5, Class A4,
2.771%, 12/10/2045	179,000	178,792
Series 2014-CR14, Class A3,
3.955%, 02/10/2047	1,000,000	1,054,649
Series 2014-CR21, Class A3,
3.528%, 12/10/2047	700,000	722,525
GS Mortgage Securities Trust
Series 2016-GS4, Class A3,
3.178%, 11/10/2049	3,000,000	3,025,874
Series 2017-GS5, Class A3,
3.409%, 03/10/2050	3,000,000	3,077,990
JPMBB Commercial Mortgage Securities
Trust
Series 2013-C14, Class A4
4.133%, 08/15/2046 (E)	400,000	426,087
JPMorgan Chase Commercial Mortgage
Securities Trust
Series 2013-C16, Class A4
4.166%, 12/15/2046	500,000	533,949
Morgan Stanley Bank of America Merrill
Lynch Trust
Series 2013-C7, Class A4
2.918%, 02/15/2046	240,000	241,988
Morgan Stanley Capital I Trust
Series 2011-C1, Class A4
5.033%, 09/15/2047 (D)(E)	190,000	199,945
		12,137,264
U.S. Government Agency – 0.8%
Federal Home Loan Mortgage Corp.
Series K005, Class A2,
4.317%, 11/25/2019	700,000	723,513
Series K013, Class A2,
3.974%, 01/25/2021 (E)	700,000	731,696
Series K041, Class A2,
3.171%, 10/25/2024	700,000	722,651
Series K047, Class A2,
3.329%, 05/25/2025 (E)	700,000	728,098
Series K050, Class A2,
3.334%, 08/25/2025 (E)	700,000	727,836

The accompanying notes are an integral part of the financial statements.	114

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Total Bond Market Trust (continued)

	Shares or
	Principal
	Amount	Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal Home Loan
Mortgage Corp. (continued)
Series K712, Class A2,
1.869%, 11/25/2019	$687,828	$684,946
		4,318,740
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $16,734,224)		$16,456,004

ASSET BACKED SECURITIES –
0.1%
Ally Auto Receivables Trust
Series 2015-1, Class A3
1.390%, 09/16/2019	127,753	127,642
Capital Auto Receivables Asset Trust
Series 2014-2, Class C
2.410%, 05/20/2019	2,661	2,662
Citibank Credit Card Issuance Trust
Series 2008-A1, Class A1
5.350%, 02/07/2020	500,000	501,807
TOTAL ASSET BACKED SECURITIES (Cost
$694,457)		$632,111

SECURITIES LENDING COLLATERAL – 0.4%
John Hancock Collateral Trust,
1.3985% (F)(G)	217,030	2,171,105
TOTAL SECURITIES LENDING COLLATERAL (Cost
$2,171,263)		$2,171,105

SHORT-TERM INVESTMENTS – 9.2%
Money market funds – 9.2%
State Street Institutional
U.S. Government Money Market
Fund, Premier Class, 1.2075% (F)	52,922,548	52,922,548
TOTAL SHORT-TERM INVESTMENTS (Cost $52,922,548)		$52,922,548
Total Investments (Total Bond Market Trust)
(Cost $601,703,640) – 107.6%		$615,120,636
Other assets and liabilities, net – (7.6%)		(43,650,001)
TOTAL NET ASSETS – 100.0%		$571,470,635

SALE COMMITMENTS
OUTSTANDING - (0.5)%
U.S. Government Agency - (0.5)%
Federal Home Loan Mortgage Corp.
2.500%, TBA (A)	$(3,000,000)	$(2,996,856)
TOTAL SALE COMMITMENTS OUTSTANDING (Cost
$(2,999,062))		$(2,996,856)

Security Abbreviations and Legend

CMT	Constant Maturity Treasury
GO	General Obligation
LIBOR	London Interbank Offered Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	A portion of this security is on loan as of 12-31-17.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

Total Bond Market Trust (continued)

(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(F)	The rate shown is the annualized seven-day yield as of 12-31-17.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

Ultra Short Term Bond Trust

	Shares or
	Principal
	Amount	Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS – 21.3%
U.S. Government – 18.2%
U.S. Treasury Notes
0.750%, 02/28/2018 to 03/31/2018	$37,000,000	$36,953,049
0.875%, 01/31/2018	7,700,000	7,697,821
		44,650,870
U.S. Government Agency – 3.1%
Federal Home Loan Mortgage Corp.
2.940%, (6 month LIBOR + 1.565%),
12/01/2036 (A)	71,294	73,232
3.015%, (6 month LIBOR + 1.515%),
12/01/2035 (A)	145,112	149,091
3.122%, (1 Year CMT + 2.116%),
12/01/2035 (A)	263,765	275,366
3.150%, (1 Year CMT + 2.165%),
11/01/2036 (A)	264,372	273,187
3.197%, (12 month LIBOR +
1.447%), 06/01/2036 (A)	152,323	157,688
3.209%, (1 Year CMT + 2.231%),
05/01/2034 (A)	335,028	352,976
3.354%, (12 month LIBOR +
1.612%), 05/01/2037 (A)	214,019	223,406
3.403%, (12 month LIBOR +
1.665%), 02/01/2036 (A)	197,104	205,687
3.420%, (1 Year CMT + 2.295%),
08/01/2035 (A)	299,967	311,098
Federal National Mortgage Association
2.951%, (6 month LIBOR + 1.537%),
02/01/2035 (A)	248,624	255,166
2.965%, (6 month LIBOR + 1.484%),
10/01/2035 (A)	394,369	404,063
3.027%, (12 month LIBOR +
1.295%), 10/01/2038 (A)	170,649	176,842
3.045%, (1 Year CMT + 2.196%),
02/01/2035 (A)	606,824	639,827
3.103%, (1 Year CMT + 2.185%),
05/01/2036 (A)	738,190	778,444
3.164%, (12 month LIBOR +
1.427%), 04/01/2035 (A)	1,078,328	1,102,387
3.184%, (1 Year CMT + 2.173%),
01/01/2036 (A)	329,962	347,490
3.227%, (1 Year CMT + 2.333%),
05/01/2034 (A)	178,873	189,365
3.263%, (1 Year CMT + 2.267%),
07/01/2035 (A)	283,460	299,287
3.326%, (12 month LIBOR +
1.586%), 07/01/2035 (A)	502,303	520,093
3.326%, (1 Year CMT + 2.224%),
01/01/2036 (A)	178,313	187,940
2.750%, (1 Year CMT + 1.500%),
08/20/2032 to 08/20/2035 (A)	584,379	598,667
		7,521,302
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $52,265,582)		$52,172,172

The accompanying notes are an integral part of the financial statements.	115

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS – 53.6%
Consumer discretionary – 5.6%
Ford Motor Credit Company LLC
2.021%, 05/03/2019	$3,000,000	$2,986,148
General Motors Financial Company, Inc.
3.500%, 07/10/2019	2,000,000	2,029,950
Historic TW, Inc.
6.875%, 06/15/2018	3,500,000	3,573,477
Time Warner Cable LLC
6.750%, 07/01/2018	2,000,000	2,044,266
Toyota Motor Credit Corp.
1.700%, 02/19/2019	3,000,000	2,986,430
		13,620,271
Consumer staples – 2.7%
Anheuser-Busch InBev Finance, Inc.
1.900%, 02/01/2019	4,000,000	3,991,434
Kraft Heinz Foods Company
2.000%, 07/02/2018	2,500,000	2,499,916
		6,491,350
Energy – 3.9%
Kinder Morgan Energy Partners LP
5.950%, 02/15/2018	2,000,000	2,009,300
ONEOK Partners LP
3.200%, 09/15/2018	3,000,000	3,017,468
Petroleos Mexicanos
5.500%, 02/04/2019	1,500,000	1,550,175
Shell International Finance BV
2.000%, 11/15/2018	3,000,000	3,001,659
		9,578,602
Financials – 23.4%
AIA Group, Ltd.
2.250%, 03/11/2019 (B)	2,000,000	1,988,308
Bank of America Corp.
6.875%, 04/25/2018	2,198,000	2,231,575
BNP Paribas SA
2.450%, 03/17/2019	2,000,000	2,009,835
BPCE SA
2.500%, 12/10/2018	1,919,000	1,924,383
Capital One NA
1.650%, 02/05/2018	3,000,000	2,999,919
Citigroup, Inc.
1.700%, 04/27/2018	2,087,000	2,084,918
Credit Agricole SA
2.625%, 10/03/2018 (B)	2,000,000	2,008,768
Credit Suisse AG
1.750%, 01/29/2018	3,000,000	3,000,023
FS Investment Corp.
4.000%, 07/15/2019	160,000	161,881
HSBC USA, Inc.
2.250%, 06/23/2019	2,500,000	2,499,631
ING Bank NV
2.300%, 03/22/2019 (B)	2,000,000	2,000,917
JPMorgan Chase & Co.
6.000%, 01/15/2018	3,000,000	3,004,173
Lincoln National Corp.
7.000%, 03/15/2018	3,000,000	3,029,336
Macquarie Group, Ltd.
3.000%, 12/03/2018 (B)	2,500,000	2,518,227
Morgan Stanley
5.625%, 09/23/2019	2,057,000	2,167,467
MUFG Union Bank NA
2.250%, 05/06/2019	1,250,000	1,248,290
National Australia Bank, Ltd.
2.000%, 01/14/2019	2,000,000	1,996,432
PNC Bank NA
2.200%, 01/28/2019	2,500,000	2,500,605

Ultra Short Term Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Santander Holdings USA, Inc.
2.700%, 05/24/2019	$2,190,000	$2,194,595
Santander UK PLC
2.500%, 03/14/2019	2,000,000	2,005,995
Societe Generale SA
2.625%, 10/01/2018	2,000,000	2,008,313
Standard Chartered PLC
2.400%, 09/08/2019 (B)	1,645,000	1,640,713
Sumitomo Mitsui Banking Corp.
2.450%, 01/10/2019	2,000,000	2,004,369
Sumitomo Mitsui Trust Bank, Ltd.
1.950%, 09/19/2019 (B)	2,000,000	1,983,812
The Goldman Sachs Group, Inc.
2.625%, 01/31/2019	3,000,000	3,012,755
UBS AG
2.375%, 08/14/2019	3,000,000	3,002,165
		57,227,405
Health care – 8.0%
AbbVie, Inc.
1.800%, 05/14/2018	3,600,000	3,598,230
Amgen, Inc.
1.900%, 05/10/2019	3,000,000	2,990,074
GlaxoSmithKline Capital, Inc.
5.650%, 05/15/2018	3,000,000	3,041,261
McKesson Corp.
2.284%, 03/15/2019	2,769,000	2,769,318
Mylan NV
3.000%, 12/15/2018	2,340,000	2,352,497
Teva Pharmaceutical Finance
Netherlands III BV
1.700%, 07/19/2019	2,870,000	2,788,212
UnitedHealth Group, Inc.
6.000%, 02/15/2018	2,000,000	2,009,865
		19,549,457
Industrials – 3.1%
Air Lease Corp.
2.625%, 09/04/2018	3,000,000	3,008,828
International Lease Finance Corp.
3.875%, 04/15/2018	2,000,000	2,009,154
Penske Truck Leasing Company LP
2.500%, 06/15/2019 (B)	2,615,000	2,619,829
		7,637,811
Information technology – 3.6%
Apple, Inc.
1.700%, 02/22/2019	3,000,000	2,992,734
Dell International LLC
3.480%, 06/01/2019 (B)	2,000,000	2,024,876
eBay, Inc.
2.500%, 03/09/2018	285,000	285,265
IBM Corp.
1.800%, 05/17/2019	3,000,000	2,991,951
NetApp, Inc.
2.000%, 09/27/2019	345,000	342,290
		8,637,116
Materials – 1.1%
The Sherwin-Williams Company
7.250%, 06/15/2019	2,500,000	2,672,477
Real estate – 0.6%
American Tower Corp.
3.400%, 02/15/2019	1,515,000	1,532,058
Telecommunication services – 0.8%
AT&T, Inc.
5.500%, 02/01/2018	2,000,000	2,005,729

The accompanying notes are an integral part of the financial statements.	116

John Hancock Variable Insurance Trust
Portfolio of Investments — December 31, 2017 (showing percentage of total net assets)

Ultra Short Term Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
CORPORATE BONDS (continued)
Utilities – 0.8%
Dominion Energy, Inc.
1.875%, 12/15/2018 (B)	$2,000,000	$1,993,610
TOTAL CORPORATE BONDS (Cost
$131,276,185)		$130,945,886

COLLATERALIZED MORTGAGE
OBLIGATIONS – 0.5%
U.S. Government Agency – 0.5%
Federal National Mortgage Association
Series 2013-10, Class FT (1 month
LIBOR + 0.350%)
1.902%, 04/25/2042 (A)	1,274,127	1,270,986
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,276,914)		$1,270,986

ASSET BACKED SECURITIES –
16.8%
Ally Auto Receivables Trust
Series 2015-1, Class A4
1.750%, 05/15/2020	2,000,000	1,996,983
AmeriCredit Automobile Receivables
Trust
Series 2016-2, Class A2A
1.420%, 10/08/2019	296,806	296,728
BMW Vehicle Owner Trust
Series 2016-A, Class A3
1.160%, 11/25/2020	1,250,000	1,240,366
Cabela’s Credit Card Master Note Trust
Series 2013-2A, Class A1
2.170%, 08/16/2021 (B)	4,175,000	4,183,270
Capital One Multi-Asset Execution Trust
Series 2015-A7, Class A7
1.450%, 08/16/2021	2,965,000	2,955,020
CarMax Auto Owner Trust
Series 2016-2, Class A3
1.520%, 02/16/2021	2,000,000	1,991,743
Series 2017-3, Class A2A
1.640%, 09/15/2020	2,764,000	2,758,212
Citibank Credit Card Issuance Trust
Series 2014-A6, Class A6
2.150%, 07/15/2021	3,000,000	3,003,095
CNH Equipment Trust
Series 2014-C, Class A3
1.050%, 11/15/2019	454,653	453,954
Series 2016-B, Class A2A
1.310%, 10/15/2019	600,249	599,768
Discover Card Execution Note Trust
Series 2012-A6, Class A6
1.670%, 01/18/2022	3,000,000	2,983,012
Ford Credit Auto Owner Trust
Series 2014-C, Class A3
1.060%, 05/15/2019	167,019	166,927
Series 2015-A, Class A3
1.280%, 09/15/2019	790,216	789,402
Honda Auto Receivables Owner Trust
Series 2015-3, Class A4
1.560%, 10/18/2021	3,000,000	2,990,637
Hyundai Auto Receivables Trust
Series 2016-A, Class A3
1.560%, 09/15/2020	2,000,000	1,994,162
Mercedes-Benz Auto Receivables Trust
Series 2015-1, Class A3
1.340%, 12/16/2019	2,007,251	2,002,734

Ultra Short Term Bond Trust (continued)

	Shares or
	Principal
	Amount	Value
ASSET BACKED
SECURITIES (continued)
Nissan Auto Receivables Owner Trust
Series 2015-A, Class A4
1.500%, 09/15/2021	$2,666,000	$2,653,464
Series 2016-A, Class A2A
1.060%, 02/15/2019	186,589	186,532
Synchrony Credit Card Master
Note Trust
Series 2015-2, Class A
1.600%, 04/15/2021	4,250,000	4,247,290
Toyota Auto Receivables Owner Trust
Series 2016-A, Class A3
1.250%, 03/16/2020	2,170,308	2,161,984
World Omni Auto Receivables Trust
Series 2016-B, Class A2
1.100%, 01/15/2020	1,403,302	1,400,769
TOTAL ASSET BACKED SECURITIES (Cost
$41,201,448)		$41,056,052

SHORT-TERM INVESTMENTS – 7.0%
U.S. Government – 5.7%
U.S. Treasury Bill, 1.011%,
01/25/2018 *	14,000,000	13,988,998
U.S. Government Agency – 1.0%
Federal Agricultural Mortgage Corp.
Discount Note
1.050%, 01/02/2018 *	316,000	315,991
Federal Home Loan Bank Discount Note
0.800%, 01/02/2018 *	632,000	631,986
1.000%, 01/02/2018 *	211,000	210,994
1.050%, 01/02/2018 *	1,239,000	1,238,964
		2,397,935
Money market funds – 0.2%
State Street Institutional
U.S. Government Money Market
Fund, Premier Class, 1.2075% (C)	599,048	599,048
Repurchase agreement – 0.1%
Barclays Tri-Party Repurchase
Agreement dated 12-29-17 at 1.350%
to be repurchased at $130,020 on
1-2-18, collateralized by $139,400
U.S. Treasury Bonds, 2.500% due
5-15-46 (valued at $132,636,
including interest)	$130,000	130,000
TOTAL SHORT-TERM INVESTMENTS (Cost $17,117,547)		$17,115,981
Total Investments (Ultra Short Term Bond Trust)
(Cost $243,137,676) – 99.2%		$242,561,077
Other assets and liabilities, net – 0.8%		2,035,352
TOTAL NET ASSETS – 100.0%		$244,596,429

Security Abbreviations and Legend

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	The rate shown is the annualized seven-day yield as of 12-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	117

John Hancock
Information Control Center
P.O. Box 772
Boston, MA 02117-0772

PRSRT STD
U.S. Postage
PAID
Norwood, MA
Permit No. 20

Management of the trust

Trustees
Hassell H. McClellan, *Chairperson*
Steven R. Pruchansky, *Vice Chairperson****
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham**
Grace K. Fey**
Theron S. Hoffman*
Deborah C. Jackson**
James M. Oates***
Gregory A. Russo***
Warren A. Thomson†

* Member of the Audit Committee
** Member of the Compliance Committee
*** Member of the Contracts, Legal & Risk Committee
† Non-Independent Trustee
\# Effective 6-20-17

Officers
Andrew G. Arnott, President
John J. Danello, Sr. Vice President, Secretary, and Chief Legal Officer
Francis V. Knox, Jr., Chief Compliance Officer
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer

Investment advisor

John Hancock Investment Management Services, LLC
Boston, Massachusetts

JHTBA 12/17
2/18

1115017: 1217

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of 500 Index Trust, Alpha Opportunities Trust, American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Appreciation Value Trust, Emerging Markets Value Trust, Equity Income Trust, Financial Industries Trust, Fundamental All Cap Core Trust, Fundamental Large Cap Value Trust, Global Trust, Health Sciences Trust, International Equity Index Trust, International Growth Stock Trust, International Small Company Trust, International Value Trust, Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Mid Cap Index Trust, Mid Cap Stock Trust, Mid Value Trust, Mutual Shares Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Growth Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Cap Value Trust, Small Company Value Trust, Strategic Equity Allocation Trust, Total Stock Market Index Trust, and Utilities Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of 500 Index Trust, Alpha Opportunities Trust, American Asset Allocation Trust, American Global Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Capital Appreciation Value Trust, Emerging Markets Value Trust, Equity Income Trust, Financial Industries Trust, Fundamental All Cap Core Trust, Fundamental Large Cap Value Trust, Global Trust, Health Sciences Trust, International Equity Index Trust, International Growth Stock Trust, International Small Company Trust, International Value Trust, Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Mid Cap Index Trust, Mid Cap Stock Trust, Mid Value Trust, Mutual Shares Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Growth Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Cap Value Trust, Small Company Value Trust, Strategic Equity Allocation Trust, Total Stock Market Index Trust, and Utilities Trust (forty of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the "Funds") as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the portfolios of investments (included in Item 6 of this Form N-CSR) as of December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210
T: (617) 530 5000, F:(617) 530 5001, www.pwc.com/us

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Boston, Massachusetts
February 23, 2018

We have served as the auditor of one or more investment companies in the John Hancock family of funds since 1988.

2

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Variable Insurance Trust and Shareholders of Active Bond Trust, Bond Trust, Core Bond Trust, Global Bond Trust, High Yield Trust, Investment Quality Bond Trust, Money Market Trust, New Income Trust, Short Term Government Income Trust, Strategic Income Opportunities Trust, Total Bond Market Trust, and Ultra Short Term Bond Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Active Bond Trust, Bond Trust, Core Bond Trust, Global Bond Trust, High Yield Trust, Investment Quality Bond Trust, Money Market Trust, New Income Trust, Short Term Government Income Trust, Strategic Income Opportunities Trust, Total Bond Market Trust, and Ultra Short Term Bond Trust (twelve of the funds constituting John Hancock Variable Insurance Trust, hereafter collectively referred to as the "Funds") as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the portfolios of investments (included in Item 6 of this Form N-CSR) as of December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210
T: (617) 530 5000, F:(617) 530 5001, www.pwc.com/us

Boston, Massachusetts
February 23, 2018

We have served as the auditor of one or more investment companies in the John Hancock family of funds since 1988.

2

(b)	Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASES.

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Nominating and Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK VARIABLE INSURANCE TRUST

/s/ Andrew Arnott
Andrew Arnott
President
Date: February 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott
Andrew Arnott
President
Date: February 23, 2018

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: February 23, 2018